UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05028

PIMCO Funds

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Bradley Todd

Treasurer (Principal Financial & Accounting Officer)

PIMCO Funds

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 877-4626

Date of fiscal year end: March 31

Date of reporting period: September 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

EXPLANATORY NOTE

The Registrant is filing this Certified Shareholder Report on Form N-CSR in two (2) separate submissions due to file size limitations on EDGAR submissions. This submission provides the information required by Item 1 for a limited number of the Registrant’s reports transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30e-1). The companion submission to this Certified Shareholder Report on Form N-CSR will follow immediately and will provide the information required by Item 1 for the other reports transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1). Apart from Items 1 and 6, the companion submission will be identical in all material respects to this initial filing.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

Filed under this submission on Form N-CSR:

•	PIMCO Funds—All Asset Funds
•	PIMCO Funds—Asset Allocation Funds
•	PIMCO Funds—Bond Funds
•	PIMCO Funds—Credit Bond Funds
•	PIMCO Funds—Fundamental Index Funds
•	PIMCO Funds—International Bond Funds
•	PIMCO Funds—Municipal Value Funds
•	PIMCO Funds—PIMCO Climate Bond Fund
•	PIMCO Funds—PIMCO CommoditiesPLUS® Strategy Fund
•	PIMCO Funds—PIMCO CommodityRealReturn Strategy Fund®
•	PIMCO Funds—PIMCO Emerging Markets Local Currency and Bond Fund
•	PIMCO Funds—PIMCO High Yield Fund
•	PIMCO Funds—PIMCO Income Fund

To be filed under the immediately following companion submission on Form N-CSR:

•	PIMCO Funds—PIMCO International Bond Fund (U.S. Dollar-Hedged)
•	PIMCO Funds—PIMCO Investment Grade Credit Bond Fund
•	PIMCO Funds—PIMCO Low Duration Fund
•	PIMCO Funds—PIMCO Real Return Fund
•	PIMCO Funds—PIMCO Short-Term Fund
•	PIMCO Funds—PIMCO Total Return Fund
•	PIMCO Funds—PIMCO TRENDS Managed Futures Strategy Fund
•	PIMCO Funds—Private Account Portfolio Series
•	PIMCO Funds—Private Account Portfolio Series – All Asset Funds
•	PIMCO Funds—Real Return Strategy Funds
•	PIMCO Funds—Short Duration Strategy Funds
•	PIMCO Funds—StocksPLUS® Funds
•	PIMCO Funds—Tax-Efficient Strategy Funds

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO All Asset Fund

PIMCO All Asset All Authority Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund (each a “Fund” and collectively, the “Funds”).

The Funds are each “fund of funds,” which is a term used to describe mutual funds that pursue their investment objective by investing in other mutual funds instead of investing directly in stocks or bonds of other issuers. Under normal circumstances, the Funds invest substantially all of their assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

6	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the Funds (Cont.)

a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO All Asset Fund	07/31/02	07/31/02	04/30/08	04/27/18	12/31/02	04/30/03	04/30/03	01/31/06	Diversified
PIMCO All Asset All Authority Fund	10/31/03	10/31/03	07/10/08	04/27/18	—	07/29/05	07/29/05	—	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

8	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO All Asset Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/02)
PIMCO All Asset Fund Institutional Class	15.14%	0.84%	5.89%	3.98%	6.34%
PIMCO All Asset Fund I-2	14.95%	0.66%	5.77%	3.87%	6.23%
PIMCO All Asset Fund I-3	14.92%	0.70%	5.73%	3.82%	6.18%
PIMCO All Asset Fund Administrative Class	14.88%	0.60%	5.62%	3.72%	6.07%
PIMCO All Asset Fund Class A	14.80%	0.41%	5.41%	3.48%	5.76%
PIMCO All Asset Fund Class A (adjusted)	10.49%	(3.35)%	4.61%	3.09%	5.54%
PIMCO All Asset Fund Class C	14.36%	(0.45)%	4.61%	2.70%	4.97%
PIMCO All Asset Fund Class C (adjusted)	13.36%	(1.42)%	4.61%	2.70%	4.97%
PIMCO All Asset Fund Class R	14.68%	0.18%	5.14%	3.22%	5.48%
Bloomberg Barclays U.S. TIPS: 1-10 Year Index	6.36%	7.75%	3.66%	2.72%	4.16%
Consumer Price Index + 500 Basis Points	3.33%	6.41%	6.84%	6.77%	7.04%
Lipper Alternative Global Macro Funds Average	13.60%	2.46%	3.83%	3.19%	3.81%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and expenses (Underlying PIMCO Fund expenses), were 1.335% for the Institutional Class shares, 1.435% for I-2 shares, 1.535% for I-3 shares, 1.585% for Administrative Class shares, 1.785% for Class A shares, 2.535% for Class C shares, and 2.035% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAAIX	I-2 - PALPX	I-3 - PAANX	Administrative Class - PAALX
Class A - PASAX	Class C - PASCX	Class R - PATRX

Top 10 Holdings as of September 30, 2020†§

PIMCO RAE PLUS International Fund	8.5%
PIMCO RAE Fundamental Advantage PLUS Fund	7.4%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.8%
PIMCO RAE PLUS EMG Fund	5.7%
PIMCO CommoditiesPLUS® Strategy Fund	5.6%
PIMCO RealEstateRealReturn Strategy Fund	5.4%
PIMCO Income Fund	5.3%
PIMCO Total Return Fund	4.6%
PIMCO RAE Emerging Markets Fund	4.6%
PIMCO Extended Duration Fund	3.8%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust, or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”) and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in emerging markets equities, primarily through the PIMCO RAE PLUS EMG Fund, the PIMCO RAE Emerging Markets Fund, and the PIMCO RAFI Dynamic Multi-Factor EM Equity ETF, contributed to performance, as these Underlying PIMCO Funds posted positive returns. Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund and the PIMCO RealEstateRealReturn Strategy Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund, the PIMCO StocksPLUS® International Fund
(USD-Hedged), and the PIMCO RAE International Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging markets bonds, primarily through the PIMCO Emerging Markets Currency and Short-Term Investments Fund, the PIMCO Emerging Markets Local Currency and Bond Fund, and the PIMCO Emerging Markets Bond Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to inflation-linked bonds, primarily through the PIMCO Real Return Fund and the PIMCO Long-Term Real Return Fund, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO All Asset All Authority Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/31/03)
PIMCO All Asset All Authority Fund Institutional Class	14.70%	(4.21)%	3.26%	1.53%	4.33%
PIMCO All Asset All Authority Fund I-2	14.80%	(4.30)%	3.19%	1.44%	4.19%
PIMCO All Asset All Authority Fund I-3	14.78%	(4.23)%	3.10%	1.35%	4.18%
PIMCO All Asset All Authority Fund Class A	14.64%	(4.61)%	2.81%	1.08%	3.79%
PIMCO All Asset All Authority Fund Class A (adjusted)	8.33%	(9.86)%	1.65%	0.51%	3.56%
PIMCO All Asset All Authority Fund Class C	14.07%	(5.33)%	2.03%	0.31%	3.01%
PIMCO All Asset All Authority Fund Class C (adjusted)	13.07%	(6.25)%	2.03%	0.31%	3.01%
Bloomberg Barclays U.S. TIPS Index	7.40%	10.08%	4.61%	3.57%	4.45%
Consumer Price Index + 650 Basis Points	4.05%	7.91%	8.34%	8.27%	8.53%
Lipper Alternative Global Macro Funds Average	13.60%	2.46%	3.83%	3.19%	3.69%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 3.08% for Institutional Class shares, 3.18% for I-2 shares, 3.28% for I-3 Shares, 3.53% for Class A shares, and 4.28% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Institutional Class - PAUIX	I-2 - PAUPX	I-3 - PAUNX
Class A - PAUAX	Class C - PAUCX

Top 10 Holdings as of September 30, 2020†§

PIMCO StocksPLUS® Short Fund	8.4%
PIMCO RAE Fundamental Advantage PLUS Fund	7.9%
PIMCO RAE Worldwide Long/Short PLUS Fund	5.4%
PIMCO RAE PLUS International Fund	5.0%
PIMCO Income Fund	4.6%
PIMCO Extended Duration Fund	4.3%
PIMCO Total Return Fund	4.3%
PIMCO RAE Emerging Markets Fund	4.0%
PIMCO RAE PLUS EMG Fund	4.0%
PIMCO RAE PLUS Fund	3.9%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO All Asset All Authority Fund seeks maximum real return, consistent with preservation of real capital and prudent investment management. The Fund invests, under normal circumstances, substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, or PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”). The Fund invests its assets in shares of the Underlying PIMCO Funds and does not invest directly in stocks or bonds of other issuers. Research Affiliates, LLC, the Fund’s asset allocation sub-adviser, determines how the Fund allocates and reallocates its assets among the Underlying PIMCO Funds. In doing so, the asset allocation sub-adviser seeks concurrent exposure to a broad spectrum of asset classes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in emerging markets equities, primarily through the PIMCO RAE Emerging Markets Fund, the PIMCO RAE PLUS EMG Fund, and the PIMCO RAFI Dynamic Multi-Factor EM Equity ETF, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to commodities and Real Estate Investment Trusts, primarily through the PIMCO CommoditiesPLUS® Strategy Fund, the PIMCO RealEstateRealReturn Strategy Fund, and the PIMCO CommodityRealReturn Strategy Fund®, contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Exposure to developed ex-U.S. equities, primarily through the PIMCO RAE PLUS International Fund,

the PIMCO RAE International Fund, the PIMCO StocksPLUS® International Fund (USD-Hedged), and the PIMCO StocksPLUS® International Fund (Unhedged), contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»

Exposure to emerging markets bonds, primarily through the PIMCO Emerging Markets Currency and Short-Term Investments Fund, the PIMCO Emerging Markets Local Currency and Bond Fund, and the PIMCO Emerging Markets Bond Fund contributed to performance, as these Underlying PIMCO Funds posted positive returns.

»	Short exposure to US equities through the PIMCO StocksPLUS® Short Fund detracted from performance as the Underlying PIMCO Fund posted negative returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO All Asset Fund
Institutional Class	$1,000.00	$1,151.40	$0.78	$1,000.00	$1,024.34	$0.74	0.145%
I-2	1,000.00	1,149.50	1.32	1,000.00	1,023.84	1.24	0.245
I-3	1,000.00	1,149.20	1.59	1,000.00	1,023.59	1.50	0.295
Administrative Class	1,000.00	1,148.80	2.13	1,000.00	1,023.09	2.00	0.395
Class A	1,000.00	1,148.00	3.20	1,000.00	1,022.09	3.02	0.595
Class C	1,000.00	1,143.60	7.23	1,000.00	1,018.33	6.81	1.345
Class R	1,000.00	1,146.80	4.55	1,000.00	1,020.83	4.28	0.845

PIMCO All Asset All Authority Fund
Institutional Class	$1,000.00	$1,147.00	$4.57	$1,000.00	$1,020.81	$4.31	0.85%
I-2	1,000.00	1,148.00	5.12	1,000.00	1,020.31	4.81	0.95
I-3	1,000.00	1,147.80	5.38	1,000.00	1,020.05	5.06	1.00
Class A	1,000.00	1,146.40	6.99	1,000.00	1,018.55	6.58	1.30
Class C	1,000.00	1,140.70	11.00	1,000.00	1,014.79	10.35	2.05

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 8, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. TIPS: 1-10 Year Index	Bloomberg Barclays U.S. TIPS: 1-10 Year Index is an unmanaged market index comprised of U.S. Treasury Inflation-Protected Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays U.S. TIPS Index	Bloomberg Barclays U.S. TIPS Index is an unmanaged market index comprised of all U.S. Treasury Inflation-Protected Securities rated investment grade (Baa3 or better), have at least one year to final maturity, and at least $500 million par amount outstanding.

Consumer Price Index + 500 Basis Points	CPI + 500 Basis Points benchmark is created by adding 5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

Consumer Price Index + 650 Basis Points	CPI + 650 Basis Points benchmark is created by adding 6.5% to the annual percentage change in the Consumer Price Index (CPI). This index reflects seasonally adjusted returns. The Consumer Price Index is an unmanaged index representing the rate of inflation of the U.S. consumer prices as determined by the U.S. Bureau of Labor Statistics. There can be no guarantee that the CPI or other indexes will reflect the exact level of inflation at any given time.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO All Asset Fund

Institutional Class

04/01/2020 - 09/30/2020+	$9.94	$0.25	$1.25	$1.50	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2020	11.48	0.32	(1.49)	(1.17)	(0.36)	0.00	(0.01)	(0.37)

03/31/2019	12.12	0.59	(0.63)	(0.04)	(0.60)	0.00	0.00	(0.60)

03/31/2018	11.69	0.54	0.47	1.01	(0.58)	0.00	0.00	(0.58)

03/31/2017	10.68	0.35	1.04	1.39	(0.36)	0.00	(0.02)	(0.38)

03/31/2016	11.58	0.40	(0.88)	(0.48)	(0.42)	0.00	0.00	(0.42)

I-2

04/01/2020 - 09/30/2020+	9.97	0.24	1.25	1.49	(0.22)	0.00	0.00	(0.22)

03/31/2020	11.50	0.31	(1.48)	(1.17)	(0.35)	0.00	(0.01)	(0.36)

03/31/2019	12.14	0.56	(0.61)	(0.05)	(0.59)	0.00	0.00	(0.59)

03/31/2018	11.72	0.53	0.46	0.99	(0.57)	0.00	0.00	(0.57)

03/31/2017	10.70	0.34	1.05	1.39	(0.35)	0.00	(0.02)	(0.37)

03/31/2016	11.60	0.38	(0.87)	(0.49)	(0.41)	0.00	0.00	(0.41)

I-3

04/01/2020 - 09/30/2020+	9.97	0.23	1.27	1.50	(0.22)	0.00	0.00	(0.22)

03/31/2020	11.50	0.22	(1.41)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

04/27/2018 - 03/31/2019	12.14	0.50	(0.55)	(0.05)	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2020 - 09/30/2020+	9.97	0.24	1.24	1.48	(0.21)	0.00	0.00	(0.21)

03/31/2020	11.50	0.29	(1.48)	(1.19)	(0.33)	0.00	(0.01)	(0.34)

03/31/2019	12.14	0.55	(0.62)	(0.07)	(0.57)	0.00	0.00	(0.57)

03/31/2018	11.72	0.52	0.45	0.97	(0.55)	0.00	0.00	(0.55)

03/31/2017	10.70	0.31	1.06	1.37	(0.33)	0.00	(0.02)	(0.35)

03/31/2016	11.60	0.37	(0.88)	(0.51)	(0.39)	0.00	0.00	(0.39)

Class A

04/01/2020 - 09/30/2020+	9.96	0.23	1.24	1.47	(0.20)	0.00	0.00	(0.20)

03/31/2020	11.49	0.27	(1.48)	(1.21)	(0.31)	0.00	(0.01)	(0.32)

03/31/2019	12.13	0.53	(0.62)	(0.09)	(0.55)	0.00	0.00	(0.55)

03/31/2018	11.71	0.47	0.48	0.95	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.70	0.29	1.05	1.34	(0.31)	0.00	(0.02)	(0.33)

03/31/2016	11.60	0.34	(0.88)	(0.54)	(0.36)	0.00	0.00	(0.36)

Class C

04/01/2020 - 09/30/2020+	9.91	0.18	1.24	1.42	(0.16)	0.00	0.00	(0.16)

03/31/2020	11.44	0.18	(1.48)	(1.30)	(0.22)	0.00	(0.01)	(0.23)

03/31/2019	12.08	0.44	(0.62)	(0.18)	(0.46)	0.00	0.00	(0.46)

03/31/2018	11.66	0.39	0.47	0.86	(0.44)	0.00	0.00	(0.44)

03/31/2017	10.66	0.20	1.05	1.25	(0.23)	0.00	(0.02)	(0.25)

03/31/2016	11.56	0.26	(0.88)	(0.62)	(0.28)	0.00	0.00	(0.28)

18	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.22	15.14%	$13,305,735	0.145	%*	0.225	%*	0.145	%*	0.225	%*	4.55	%*	90%

9.94	(10.61)	13,039,098	0.075		0.225		0.075		0.225		2.79		44

11.48	(0.13)	15,726,640	0.095		0.225		0.095		0.225		5.08		42

12.12	8.77	17,292,168	0.125		0.225		0.125		0.225		4.48		37

11.69	13.21	16,330,803	0.085		0.225		0.085		0.225		3.06		54

10.68	(4.08)	16,721,758	0.055		0.225		0.055		0.225		3.65		40

11.24	14.95	476,699	0.245	*	0.325	*	0.245	*	0.325	*	4.41	*	90

9.97	(10.59)	465,828	0.175		0.325		0.175		0.325		2.69		44

11.50	(0.24)	578,778	0.195		0.325		0.195		0.325		4.86		42

12.14	8.56	745,549	0.225		0.325		0.225		0.325		4.39		37

11.72	13.18	588,700	0.185		0.325		0.185		0.325		3.02		54

10.70	(4.19)	482,467	0.155		0.325		0.155		0.325		3.48		40

11.25	15.03	3,877	0.295	*	0.425	*	0.295	*	0.425	*	4.16	*	90

9.97	(10.75)	1,457	0.225		0.425		0.225		0.425		1.93		44

11.50	(0.23)	10,560	0.245	*	0.425	*	0.245	*	0.425	*	4.72	*	42

11.24	14.88	95,732	0.395	*	0.475	*	0.395	*	0.475	*	4.29	*	90

9.97	(10.72)	89,662	0.325		0.475		0.325		0.475		2.52		44

11.50	(0.39)	120,445	0.345		0.475		0.345		0.475		4.75		42

12.14	8.40	164,254	0.375		0.475		0.375		0.475		4.30		37

11.72	13.00	191,878	0.335		0.475		0.335		0.475		2.75		54

10.70	(4.33)	244,060	0.305		0.475		0.305		0.475		3.35		40

11.23	14.80	776,400	0.595	*	0.675	*	0.595	*	0.675	*	4.09	*	90

9.96	(10.90)	720,356	0.525		0.675		0.525		0.675		2.33		44

11.49	(0.57)	962,181	0.545		0.675		0.545		0.675		4.58		42

12.13	8.21	1,132,320	0.575		0.675		0.575		0.675		3.88		37

11.71	12.67	730,425	0.565	(e)	0.705	(e)	0.565	(e)	0.705	(e)	2.58		54

10.70	(4.57)	781,603	0.555		0.725		0.555		0.725		3.11		40

11.17	14.36	145,811	1.345	*	1.425	*	1.345	*	1.425	*	3.25	*	90

9.91	(11.63)	181,495	1.275		1.425		1.275		1.425		1.55		44

11.44	(1.33)	318,896	1.295		1.425		1.295		1.425		3.81		42

12.08	7.45	444,532	1.325		1.425		1.325		1.425		3.25		37

11.66	11.82	663,861	1.315	(e)	1.455	(e)	1.315	(e)	1.455	(e)	1.82		54

10.66	(5.32)	751,398	1.305		1.475		1.305		1.475		2.36		40

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

04/01/2020 - 09/30/2020+	$9.89	$0.21	$1.24	$1.45	$(0.19)	$0.00	$0.00	$(0.19)

03/31/2020	11.42	0.24	(1.48)	(1.24)	(0.28)	0.00	(0.01)	(0.29)

03/31/2019	12.06	0.50	(0.62)	(0.12)	(0.52)	0.00	0.00	(0.52)

03/31/2018	11.64	0.45	0.47	0.92	(0.50)	0.00	0.00	(0.50)

03/31/2017	10.64	0.26	1.04	1.30	(0.28)	0.00	(0.02)	(0.30)

03/31/2016	11.54	0.32	(0.88)	(0.56)	(0.34)	0.00	0.00	(0.34)

PIMCO All Asset All Authority Fund

Institutional Class

04/01/2020 - 09/30/2020+	$6.66	$0.20	$0.78	$0.98	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	8.17	0.16	(1.46)	(1.30)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.90	0.44	(0.70)	(0.26)	(0.47)	0.00	(0.00)	(0.47)

03/31/2018	8.76	0.44	0.19	0.63	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	8.04	0.25	0.75	1.00	(0.25)	0.00	(0.03)	(0.28)

03/31/2016	9.07	0.39	(0.99)	(0.60)	(0.43)	0.00	0.00	(0.43)

I-2

04/01/2020 - 09/30/2020+	6.66	0.19	0.80	0.99	(0.13)	0.00	0.00	(0.13)

03/31/2020	8.18	0.15	(1.46)	(1.31)	(0.21)	0.00	0.00	(0.21)

03/31/2019	8.91	0.41	(0.68)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

03/31/2018	8.77	0.43	0.19	0.62	(0.47)	0.00	(0.01)	(0.48)

03/31/2017	8.05	0.24	0.75	0.99	(0.24)	0.00	(0.03)	(0.27)

03/31/2016	9.08	0.37	(0.98)	(0.61)	(0.42)	0.00	0.00	(0.42)

I-3

04/01/2020 - 09/30/2020+	6.66	0.19	0.80	0.99	(0.13)	0.00	0.00	(0.13)

03/31/2020	8.17	0.09	(1.41)	(1.32)	(0.19)	0.00	0.00	(0.19)

04/27/2018 - 03/31/2019	8.90	0.43	(0.70)	(0.27)	(0.46)	0.00	(0.00)	(0.46)

Class A

04/01/2020 - 09/30/2020+	6.66	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2020	8.18	0.13	(1.47)	(1.34)	(0.18)	0.00	0.00	(0.18)

03/31/2019	8.91	0.40	(0.70)	(0.30)	(0.43)	0.00	(0.00)	(0.43)

03/31/2018	8.77	0.38	0.21	0.59	(0.44)	0.00	(0.01)	(0.45)

03/31/2017	8.05	0.21	0.76	0.97	(0.22)	0.00	(0.03)	(0.25)

03/31/2016	9.08	0.35	(0.99)	(0.64)	(0.39)	0.00	0.00	(0.39)

20	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.15	14.68%	$42,848	0.845	%*	0.925	%*	0.845	%*	0.925	%*	3.84	%*	90%

9.89	(11.18)	41,037	0.775		0.925		0.775		0.925		2.08		44

11.42	(0.82)	53,464	0.795		0.925		0.795		0.925		4.36		42

12.06	8.00	64,912	0.825		0.925		0.825		0.925		3.79		37

11.64	12.39	71,325	0.815	(e)	0.955	(e)	0.815	(e)	0.955	(e)	2.33		54

10.64	(4.81)	73,804	0.805		0.975		0.805		0.975		2.91		40

$7.51	14.70%	$2,090,513	0.85	%(f)*	0.86	%(f)*	0.24	%*	0.25	%*	5.51	%*	100%

6.66	(16.32)	2,349,263	1.44	(f)	1.53	(f)	0.16		0.25		1.99		45

8.17	(2.78)	4,080,399	1.55	(f)	1.62	(f)	0.18		0.25		5.25		39

8.90	7.28	5,692,188	1.12	(f)	1.16	(f)	0.21		0.25		4.92		35

8.76	12.66	5,690,312	0.80	(f)	0.87	(f)	0.18		0.25		2.90		51

8.04	(6.53)	5,917,397	0.67	(f)	0.77	(f)	0.15		0.25		4.59		39

7.52	14.80	275,712	0.95	(f)*	0.96	(f)*	0.34	*	0.35	*	5.24	*	100

6.66	(16.51)	331,178	1.54	(f)	1.63	(f)	0.26		0.35		1.88		45

8.18	(2.88)	605,219	1.65	(f)	1.72	(f)	0.28		0.35		4.92		39

8.91	7.18	935,337	1.22	(f)	1.26	(f)	0.31		0.35		4.80		35

8.77	12.54	838,859	0.90	(f)	0.97	(f)	0.28		0.35		2.85		51

8.05	(6.63)	785,877	0.77	(f)	0.87	(f)	0.25		0.35		4.34		39

7.52	14.78	2,431	1.00	(f)*	1.06	(f)*	0.39	*	0.45	*	5.12	*	100

6.66	(16.52)	1,561	1.59	(f)	1.73	(f)	0.31		0.45		1.07		45

8.17	(2.88)	26,421	1.70	(f)*	1.82	(f)*	0.33	*	0.45	*	5.60	*	39

7.52	14.64	363,671	1.30	(f)*	1.31	(f)*	0.69	*	0.70	*	5.10	*	100

6.66	(16.79)	343,870	1.89	(f)	1.98	(f)	0.61		0.70		1.55		45

8.18	(3.22)	524,713	2.00	(f)	2.07	(f)	0.63		0.70		4.72		39

8.91	6.82	740,822	1.57	(f)	1.61	(f)	0.66		0.70		4.21		35

8.77	12.16	557,523	1.25	(f)	1.32	(f)	0.63		0.70		2.42		51

8.05	(6.97)	666,880	1.12	(f)	1.22	(f)	0.60		0.70		4.11		39

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$6.66	$0.15	$0.79	$0.94	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2020	8.18	0.06	(1.46)	(1.40)	(0.12)	0.00	0.00	(0.12)

03/31/2019	8.91	0.33	(0.69)	(0.36)	(0.37)	0.00	(0.00)	(0.37)

03/31/2018	8.77	0.33	0.19	0.52	(0.37)	0.00	(0.01)	(0.38)

03/31/2017	8.06	0.14	0.76	0.90	(0.16)	0.00	(0.03)	(0.19)

03/31/2016	9.08	0.28	(0.98)	(0.70)	(0.32)	0.00	0.00	(0.32)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 8, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(f)	Ratio of expenses to average net assets includes line of credit expenses.

22	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.51	14.07%	$145,861	2.05	%(f)*	2.06	%(f)*	1.44	%*	1.45	%*	4.14	%*	100%

6.66	(17.41)	184,046	2.64	(f)	2.73	(f)	1.36		1.45		0.74		45

8.18	(3.96)	376,183	2.75	(f)	2.82	(f)	1.38		1.45		3.98		39

8.91	6.04	556,929	2.32	(f)	2.36	(f)	1.41		1.45		3.69		35

8.77	11.29	742,593	2.00	(f)	2.07	(f)	1.38		1.45		1.64		51

8.06	(7.59)	901,039	1.87	(f)	1.97	(f)	1.35		1.45		3.35		39

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Assets:

Investments, at value
Investments in Affiliates	$14,851,583	$4,080,440
Receivable for investments in Affiliates sold	16,703	13,678
Receivable for Fund shares sold	7,817	1,351
Dividends receivable from Affiliates	12,558	3,158
Reimbursement receivable from PIMCO	1,006	37
Prepaid expenses	0	1,358

Total Assets	14,889,667	4,100,022

Liabilities:

Borrowings & Other Financing Transactions
Payable for line of credit	$0	$1,200,000
Payable for investments in Affiliates purchased	29,704	16,947
Payable for Fund shares redeemed	9,198	3,642
Overdraft due to custodian	336	181
Accrued investment advisory fees	2,179	489
Accrued supervisory and administrative fees	824	232
Accrued distribution fees	122	93
Accrued servicing fees	202	108
Other liabilities	0	142

Total Liabilities	42,565	1,221,834

Net Assets	$14,847,102	$2,878,188

Net Assets Consist of:

Paid in capital	$18,096,217	$9,562,114
Distributable earnings (accumulated loss)	(3,249,115)	(6,683,926)

Net Assets	$14,847,102	$2,878,188

Cost of investments in Affiliates	$14,150,682	$4,095,723

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Net Assets:

Institutional Class	$13,305,735	$2,090,513
I-2	476,699	275,712
I-3	3,877	2,431
Administrative Class	95,732	N/A
Class A	776,400	363,671
Class C	145,811	145,861
Class R	42,848	N/A

Shares Issued and Outstanding:

Institutional Class	1,186,041	278,192
I-2	42,400	36,666
I-3	345	323
Administrative Class	8,516	N/A
Class A	69,157	48,376
Class C	13,050	19,413
Class R	3,844	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.22	$7.51
I-2	11.24	7.52
I-3	11.25	7.52
Administrative Class	11.24	N/A
Class A	11.23	7.52
Class C	11.17	7.51
Class R	11.15	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Investment Income:

Dividends from Investments in Affiliates	$355,946	$99,279
Total Income	355,946	99,279

Expenses:

Investment advisory fees	13,269	3,134
Supervisory and administrative fees	5,023	1,479
Distribution and/or servicing fees - Administrative Class	119	N/A
Distribution fees - Class C	648	657
Distribution fees - Class R	54	N/A
Servicing fees - Class A	964	452
Servicing fees - Class C	216	219
Servicing fees - Class R	54	N/A
Trustee fees	35	8
Interest expense	2	9,509
Total Expenses	20,384	15,458
Waiver and/or Reimbursement by PIMCO	(5,954)	(99)
Net Expenses	14,430	15,359

Net Investment Income (Loss)	341,516	83,920

Net Realized Gain (Loss):

Investments in Affiliates	(1,024,009)	(383,210)

Net Realized Gain (Loss)	(1,024,009)	(383,210)

Net Change in Unrealized Appreciation (Depreciation):

Investments in Affiliates	2,793,264	741,246

Net Change in Unrealized Appreciation (Depreciation)	2,793,264	741,246

Net Increase (Decrease) in Net Assets Resulting from Operations	$2,110,771	$441,956

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO All Asset Fund		PIMCO All Asset All Authority Fund
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$341,516	$479,783	$83,920	$90,857
Net realized gain (loss)	(1,024,009)	(127,758)	(383,210)	(947,010)
Net change in unrealized appreciation (depreciation)	2,793,264	(2,110,032)	741,246	180,414

Net Increase (Decrease) in Net Assets Resulting from Operations	2,110,771	(1,758,007)	441,956	(675,739)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(271,617)	(486,898)	(37,679)	(90,632)
I-2	(9,356)	(17,215)	(4,883)	(13,026)
I-3	(64)	(37)	(37)	(89)
Administrative Class	(1,806)	(3,155)	N/A	N/A
Class A	(14,056)	(24,069)	(5,601)	(10,322)
Class C	(2,362)	(4,816)	(1,804)	(3,947)
Class R	(747)	(1,251)	N/A	N/A

Tax basis return of capital
Institutional Class	0	(11,222)	0	0
I-2	0	(411)	0	0
I-3	0	(2)	0	0
Administrative Class	0	(79)	N/A	N/A
Class A	0	(650)	0	0
Class C	0	(185)	0	0
Class R	0	(37)	N/A	N/A

Total Distributions(a)	(300,008)	(550,027)	(50,004)	(118,016)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(1,502,594)	(923,997)	(723,682)	(1,609,262)

Total Increase (Decrease) in Net Assets	308,169	(3,232,031)	(331,730)	(2,403,017)

Net Assets:

Beginning of period	14,538,933	17,770,964	3,209,918	5,612,935
End of period	$14,847,102	$14,538,933	$2,878,188	$3,209,918

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statement of Cash Flows PIMCO All Asset All Authority Fund

Six Months Ended September 30, 2020 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$441,956

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(4,279,052)
Proceeds from sales of long-term securities	4,970,895
(Purchases) Proceeds from sales of short-term portfolio investments, net	12,768
(Increase) decrease in receivable for investments sold	58,405
(Increase) decrease in dividends receivable from Affiliates	1,655
(Increase) decrease in reimbursement receivable from PIMCO	135
(Increase) decrease in prepaid expenses	(550)
Increase (decrease) in payable for investments purchased	(59,842)
Increase (decrease) in accrued investment advisory fees	(96)
Increase (decrease) in accrued supervisory and administrative fees	(41)
Increase (decrease) in accrued distribution fees	(30)
Increase (decrease) in accrued servicing fees	(10)
Increase (decrease) in other liabilities	(328)
Net Realized (Gain) Loss
Investments in Affiliates	383,210
Net Change in Unrealized (Appreciation) Depreciation
Investments in Affiliates	(741,246)
Net Cash Provided by (Used for) Operating Activities	787,829

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	218,705
Payments on shares redeemed	(1,002,795)
Increase (decrease) in overdraft due to custodian	154
Cash distributions paid*	(3,893)
Net Cash Received from (Used for) Financing Activities	(787,829)

Net Increase (Decrease) in Cash and Foreign Currency	0

Cash and Foreign Currency:

Beginning of period	0
End of period	$0
* Reinvestment of distributions	$46,111

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$10,387

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

28	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 100.0%

MUTUAL FUNDS (a) 96.3%

PIMCO All Asset Multi-Real Fund	55,390,000	$559,439

PIMCO CommoditiesPLUS® Strategy Fund	193,717,016	825,234

PIMCO Dynamic Bond Fund	14,559,789	156,081

PIMCO Emerging Markets Bond Fund	20,875,293	215,851

PIMCO Emerging Markets Currency and Short-Term Investments Fund	51,142,079	391,237

PIMCO Emerging Markets Local Currency and Bond Fund	46,080,894	293,996

PIMCO Extended Duration Fund	52,239,807	567,324

PIMCO High Yield Fund	52,321,789	455,723

PIMCO Income Fund	66,801,841	782,250

PIMCO International Bond Fund (U.S. Dollar-Hedged)	24,334,114	267,189

PIMCO Investment Grade Credit Bond Fund	17,885,213	197,989

PIMCO Long-Term Real Return Fund	34,839,346	374,175

PIMCO Long-Term U.S. Government Fund	20,683,522	162,159

PIMCO Low Duration Fund	28,564,365	283,644

PIMCO Mortgage Opportunities and Bond Fund	11,554,529	126,407

PIMCO RAE Emerging Markets Fund	84,513,195	679,486

PIMCO RAE Fundamental Advantage PLUS Fund	131,946,979	1,101,757

PIMCO RAE International Fund	51,526,961	429,735

PIMCO RAE PLUS EMG Fund	102,664,888	850,065

PIMCO RAE PLUS International Fund	216,037,113	1,257,336

PIMCO RAE PLUS Small Fund	60,842,595	489,174

	SHARES	MARKET VALUE (000S)

PIMCO RAE US Small Fund	26,955,750	$245,567

PIMCO RAE Worldwide Long/ Short PLUS Fund	109,093,300	861,837

PIMCO Real Return Fund	45,852,422	560,775

PIMCO RealEstateRealReturn Strategy Fund	105,233,719	809,247

PIMCO Senior Floating Rate Fund	19,290,770	176,703

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	47,267,915	339,856

PIMCO Total Return Fund	62,367,110	681,673

PIMCO TRENDS Managed Futures Strategy Fund	15,826,718	154,627

Total Mutual Funds (Cost $13,568,692)		14,296,536

EXCHANGE-TRADED FUNDS 3.0%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	19,993,911	450,055

Total Exchange-Traded Funds (Cost $476,995)		450,055

SHORT-TERM INSTRUMENTS 0.7%

MUTUAL FUNDS 0.7%

PIMCO Government Money Market Fund 0.160% (a)(b)	104,111,694	104,112

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	89,268	880

Total Short-Term Instruments (Cost $104,995)		104,992

Total Investments in Affiliates (Cost $14,150,682)		14,851,583

Total Investments 100.0% (Cost $14,150,682)		$14,851,583

Other Assets and Liabilities, net (0.0)%		(4,481)

Net Assets 100.0%		$14,847,102

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO All Asset Fund (Cont.)

(Unaudited)

September 30, 2020

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Mutual Funds	$14,296,536	$0	$0	$14,296,536
Exchange-Traded Funds	450,055	0	0	450,055
Short-Term Instruments
Mutual Funds	104,112	0	0	104,112
Central Funds Used for Cash Management Purposes	880	0	0	880

Total Investments	$14,851,583	$0	$0	$14,851,583

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

30	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Schedule of Investments PIMCO All Asset All Authority Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 141.8%

MUTUAL FUNDS (a) 137.1%

PIMCO All Asset Multi-Real Fund	7,970,000	$80,497

PIMCO All Asset Multi-Short PLUS Fund	11,500,000	116,150

PIMCO CommoditiesPLUS® Strategy Fund	36,652,059	156,138

PIMCO CommodityRealReturn Strategy Fund®	6,571,804	34,633

PIMCO Dynamic Bond Fund	3,679,605	39,445

PIMCO Emerging Markets Bond Fund	3,764,581	38,926

PIMCO Emerging Markets Currency and Short-Term Investments Fund	9,287,672	71,051

PIMCO Emerging Markets Local Currency and Bond Fund	16,594,051	105,870

PIMCO Extended Duration Fund	16,170,113	175,607

PIMCO High Yield Fund	3,644,493	31,744

PIMCO Income Fund	15,981,145	187,139

PIMCO International Bond Fund (U.S. Dollar-Hedged)	7,001,607	76,878

PIMCO Investment Grade Credit Bond Fund	6,951,727	76,956

PIMCO Long Duration Total Return Fund	3,202,353	38,460

PIMCO Long-Term Real Return Fund	10,346,849	111,125

PIMCO Long-Term U.S. Government Fund	9,481,397	74,334

PIMCO Low Duration Fund	6,681,136	66,344

PIMCO Mortgage Opportunities and Bond Fund	1,391,509	15,223

PIMCO RAE Emerging Markets Fund	20,104,636	161,641

PIMCO RAE Fundamental Advantage PLUS Fund	38,455,623	321,104

PIMCO RAE International Fund	13,509,032	112,665

PIMCO RAE PLUS EMG Fund	19,509,203	161,536

PIMCO RAE PLUS Fund	27,621,177	157,717

PIMCO RAE PLUS International Fund	35,096,311	204,261

	SHARES	MARKET VALUE (000S)

PIMCO RAE PLUS Small Fund	17,978,629	$144,548

PIMCO RAE US Small Fund	9,094,783	82,854

PIMCO RAE Worldwide Long/Short PLUS Fund	27,683,423	218,699

PIMCO Real Return Fund	12,730,564	155,695

PIMCO RealEstateRealReturn Strategy Fund	14,705,282	113,084

PIMCO Senior Floating Rate Fund	2,446,706	22,412

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	4,497,818	32,339

PIMCO StocksPLUS® International Fund (Unhedged)	3,221,841	18,139

PIMCO StocksPLUS® Short Fund	57,884,194	341,517

PIMCO Total Return Fund	16,019,471	175,093

PIMCO TRENDS Managed Futures Strategy Fund	2,558,585	24,997

Total Mutual Funds (Cost $3,942,124)		3,944,821

EXCHANGE-TRADED FUNDS 3.7%

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	4,736,595	106,619

Total Exchange-Traded Funds (Cost $124,599)		106,619

SHORT-TERM INSTRUMENTS 1.0%

MUTUAL FUNDS 1.0%

PIMCO Government Money Market Fund 0.160% (a)(b)	28,873,797	28,874

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO All Asset All Authority Fund (Cont.)

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	12,808	$126

Total Short-Term Instruments (Cost $29,000)		29,000

Total Investments in Affiliates (Cost $4,095,723)		4,080,440

Total Investments 141.8% (Cost $4,095,723)		$4,080,440

Other Assets and Liabilities, net (41.8)%		(1,202,252)

Net Assets 100.0%		$2,878,188

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Mutual Funds	$3,944,821	$0	$0	$3,944,821
Exchange-Traded Funds	106,619	0	0	106,619
Short-Term Instruments
Mutual Funds	28,874	0	0	28,874
Central Funds Used for Cash Management Purposes	126	0	0	126

Total Investments	$4,080,440	$0	$0	$4,080,440

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

32	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds. Each Fund may invest substantially all of its assets in the least expensive class of shares of any actively managed or smart beta funds (including mutual funds or exchange-traded funds) of the Trust, PIMCO ETF Trust or PIMCO Equity Series, each an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (collectively, “Underlying PIMCO Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Notes to Financial Statements (Cont.)

(b) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO All Asset Fund	Quarterly	Quarterly

PIMCO All Asset All Authority Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report

34	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2020

that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund and Underlying PIMCO Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or an Underlying PIMCO Fund or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Notes to Financial Statements (Cont.)

The assets of the Funds consist of shares of the Underlying PIMCO Funds, which are valued at their respective NAVs at the time of valuation of the Fund’s shares. For purposes of calculating the NAV of the Underlying PIMCO Funds, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

36	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2020

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a

Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of an Underlying PIMCO Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund invests in Underlying PIMCO Funds that hold foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of an Underlying PIMCO Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s and Underlying PIMCO Funds’ NAVs that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that an Underlying PIMCO Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Notes to Financial Statements (Cont.)

used by an Underlying PIMCO Fund may differ from the value that would be realized if the securities were sold. An Underlying PIMCO Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

38	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2020

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO All Asset and PIMCO All Asset All Authority Funds invest under normal circumstances substantially all or a significant portion of their assets in the Underlying PIMCO Funds. The Underlying PIMCO Funds are considered to be affiliated with PIMCO All Asset and PIMCO All Asset All Authority Funds. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov- on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

PIMCO All Asset Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset Multi-Real Fund	$0	$553,900	$0	$0	$5,539	$559,439	$0	$0

PIMCO CommoditiesPLUS® Strategy Fund	841,822	737,926	(1,012,828)	(198,082)	456,396	825,234	4,317	0

PIMCO CommodityRealReturn Strategy Fund®	124,616	0	(126,176)	(111,287)	112,847	0	0	0

PIMCO Dynamic Bond Fund	160,686	1,977	(17,983)	(512)	11,913	156,081	1,963	0

PIMCO Emerging Markets Bond Fund	131,096	119,172	(51,409)	2,368	14,624	215,851	3,352	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$1,444,206	$6,492	$(1,133,060)	$(309,605)	$383,204	$391,237	$6,485	$0

PIMCO Emerging Markets Local Currency and Bond Fund	322,778	48,340	(113,282)	(58,091)	94,251	293,996	7,280	0

PIMCO Extended Duration Fund	703,801	861,232	(1,004,500)	160,196	(153,405)	567,324	10,076	0

PIMCO Government Money Market Fund	102,265	2,231,613	(2,229,766)	0	0	104,112	18	0

PIMCO High Yield Fund	63,814	670,627	(305,272)	6,306	20,248	455,723	7,267	0

PIMCO Income Fund	661,000	830,941	(762,497)	17,125	35,681	782,250	21,397	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	316,483	(54,137)	(27)	4,870	267,189	1,369	0

PIMCO Investment Grade Credit Bond Fund	128,175	268,699	(216,447)	4,224	13,338	197,989	4,239	0

PIMCO Long Duration Total Return Fund	0	169,482	(173,887)	4,405	0	0	1,135	0

PIMCO Long-Term Real Return Fund	1,134,128	415,405	(1,304,483)	208,630	(79,505)	374,175	2,547	0

PIMCO Long-Term U.S. Government Fund	0	588,040	(427,402)	(2,173)	3,694	162,159	2,370	0

PIMCO Low Duration Fund	487,697	484,299	(694,117)	2,768	2,997	283,644	2,604	0

PIMCO Mortgage Opportunities and Bond Fund	132,232	2,158	(14,977)	(186)	7,180	126,407	2,159	0

PIMCO RAE Emerging Markets Fund	1,467,513	267,058	(1,207,145)	(368,298)	520,358	679,486	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	1,280,908	967,997	(1,120,758)	(120,249)	93,859	1,101,757	4,032	0

PIMCO RAE International Fund	207,436	401,214	(215,700)	914	35,871	429,735	0	0

PIMCO RAE PLUS EMG Fund	1,261,053	398,213	(1,044,212)	(241,102)	476,113	850,065	50,779	0

PIMCO RAE PLUS International Fund	385,196	1,188,583	(469,029)	(27,440)	180,026	1,257,336	69,423	0

PIMCO RAE PLUS Small Fund	54,684	813,741	(502,992)	66,782	56,959	489,174	41,727	0

PIMCO RAE US Small Fund	87,691	301,490	(207,379)	16,599	47,166	245,567	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	1,016,787	593,715	(714,951)	(100,449)	66,735	861,837	51,740	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	251,136	128,166	(9,858)	(1,562)	82,173	450,055	3,233	0

PIMCO Real Return Fund	302,980	835,395	(618,017)	14,806	25,611	560,775	2,781	0

PIMCO RealEstateRealReturn Strategy Fund	480,284	1,270,792	(1,088,460)	(332)	146,963	809,247	34,669	0

PIMCO Senior Floating Rate Fund	38,925	384,589	(262,128)	5,723	9,594	176,703	4,413	0

PIMCO Short-Term Floating NAV Portfolio III	4,862	4	(4,000)	(18)	32	880	4	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	464,109	116,846	(313,746)	(19,079)	91,726	339,856	0	0

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Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO StocksPLUS® International Fund (Unhedged)	$265,294	$40,801	$(346,521)	$16,042	$24,384	$0	$1,304	$0

PIMCO Total Return Fund	385,771	951,366	(678,612)	7,104	16,044	681,673	7,756	0

PIMCO TRENDS Managed Futures Strategy Fund	181,712	5,507	(18,861)	491	(14,222)	154,627	5,507	0

Totals	$14,574,657	$16,972,263	$(18,464,592)	$(1,024,009)	$2,793,264	$14,851,583	$355,946	$0

PIMCO All Asset All Authority Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO All Asset Multi-Real Fund	$0	$79,700	$0	$0	$797	$80,497	$0	$0

PIMCO All Asset Multi-Short PLUS Fund	0	115,000	0	0	1,150	116,150	0	0

PIMCO CommoditiesPLUS® Strategy Fund	216,720	159,353	(273,974)	(44,756)	98,795	156,138	819	0

PIMCO CommodityRealReturn Strategy Fund®	57,220	1,629	(31,675)	(15,278)	22,737	34,633	377	0

PIMCO Dynamic Bond Fund	42,912	8,484	(14,584)	(643)	3,276	39,445	452	0

PIMCO Emerging Markets Bond Fund	26,974	37,051	(29,524)	1,360	3,065	38,926	772	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	362,153	1,513	(309,626)	(102,074)	119,085	71,051	1,511	0

PIMCO Emerging Markets Local Currency and Bond Fund	83,443	55,418	(45,519)	(18,116)	30,644	105,870	2,527	0

PIMCO Extended Duration Fund	117,492	258,937	(201,465)	26,470	(25,827)	175,607	2,578	0

PIMCO Government Money Market Fund	32,239	830,794	(834,159)	0	0	28,874	5	0

PIMCO High Yield Fund	14,034	85,259	(72,622)	1,958	3,115	31,744	1,054	0

PIMCO Income Fund	128,548	232,860	(187,487)	4,226	8,992	187,139	5,292	0

PIMCO International Bond Fund (U.S. Dollar-Hedged)	0	97,294	(21,587)	81	1,090	76,878	341	0

PIMCO Investment Grade Credit Bond Fund	26,918	111,875	(67,695)	2,308	3,550	76,956	1,431	0

PIMCO Long Duration Total Return Fund	0	98,444	(61,513)	651	878	38,460	833	0

PIMCO Long-Term Real Return Fund	215,608	150,268	(286,553)	35,261	(3,459)	111,125	556	0

PIMCO Long-Term U.S. Government Fund	0	246,854	(173,405)	(614)	1,499	74,334	1,105	0

PIMCO Low Duration Fund	109,587	110,002	(154,611)	833	533	66,344	612	0

PIMCO Mortgage Opportunities and Bond Fund	27,128	823	(14,064)	(12)	1,348	15,223	389	0

PIMCO RAE Emerging Markets Fund	410,754	73,645	(369,862)	(72,877)	119,981	161,641	0	0

PIMCO RAE Fundamental Advantage PLUS Fund	256,309	305,925	(234,807)	(27,890)	21,567	321,104	770	0

PIMCO RAE International Fund	62,528	112,276	(73,659)	2,427	9,093	112,665	0	0

PIMCO RAE PLUS EMG Fund	329,671	89,055	(305,861)	(39,825)	88,496	161,536	9,363	0

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Notes to Financial Statements (Cont.)

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE PLUS Fund	$0	$283,546	$(147,074)	$13,343	$7,902	$157,717	$5,636	$0

PIMCO RAE PLUS International Fund	193,983	265,804	(284,869)	(42,682)	72,025	204,261	12,879	0

PIMCO RAE PLUS Small Fund	46,277	385,265	(339,813)	39,150	13,669	144,548	12,259	0

PIMCO RAE US Small Fund	101,622	80,641	(123,008)	(23,607)	47,206	82,854	0	0

PIMCO RAE Worldwide Long/Short PLUS Fund	233,161	166,105	(171,913)	(17,574)	8,920	218,699	13,435	0

PIMCO RAFI Dynamic Multi-Factor Emerging Markets Equity ETF	144,008	0	(71,043)	(18,642)	52,296	106,619	1,141	0

PIMCO RAFI Dynamic Multi-Factor U.S. Equity ETF	46,118	0	(48,861)	(6,454)	9,197	0	330	0

PIMCO Real Return Fund	36,796	239,933	(130,886)	3,415	6,437	155,695	670	0

PIMCO RealEstateRealReturn Strategy Fund	137,513	211,926	(265,935)	5,187	24,393	113,084	5,374	0

PIMCO Senior Floating Rate Fund	0	73,422	(52,159)	299	850	22,412	522	0

PIMCO Short-Term Floating NAV Portfolio III	125	0	0	0	1	126	0	0

PIMCO StocksPLUS® International Fund (U.S. Dollar-Hedged)	162,133	8,305	(153,090)	(6,408)	21,399	32,339	0	0

PIMCO StocksPLUS® International Fund (Unhedged)	62,957	773	(55,650)	(3,415)	13,474	18,139	369	0

PIMCO StocksPLUS® Short Fund	594,788	436,032	(557,753)	(83,326)	(48,224)	341,517	13,044	0

PIMCO StocksPLUS® Small Fund	0	23,843	(25,873)	2,030	0	0	0	0

PIMCO Total Return Fund	81,965	270,404	(182,869)	2,436	3,157	175,093	1,919	0

PIMCO TRENDS Managed Futures Strategy Fund	55,928	1,825	(30,443)	(452)	(1,861)	24,997	914	0

Totals	$4,417,612	$5,710,283	$(6,405,491)	$(383,210)	$741,246	$4,080,440	$99,279	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Exchange-Traded Funds  typically are index-based investment companies that hold substantially all of their assets in securities representing their specific index, but may also be actively-managed investment companies. Shares of ETFs trade throughout the day on an exchange and represent an

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investment in a portfolio of securities and other assets. As a shareholder of another investment company, the Funds (and Underlying PIMCO Funds) would bear their pro rata portion of the other investment company’s expenses, including advisory fees, in addition to the expenses the Funds (and Underlying PIMCO Funds) bear directly in connection with their own operations. Investments in ETFs entail certain risks; in particular, investments in index ETFs involve the risk that the ETF’s performance may not track the performance of the index the ETF is designed to track.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  Consistent with its principal investment strategies, the PIMCO All Asset All Authority Fund (the “AAAA Fund”) has entered into an amended and restated secured credit agreement with State Street Bank & Trust Company and other commercial banks for investment purposes subject to the limitations of the Act. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. All or a portion of the AAAA Fund’s securities are pledged as collateral under the agreement.

As of September 30, 2020, the credit agreement is comprised of both revolving and term-loan tranches. The AAAA Fund pays financing charges based on a LIBOR-based variable rate plus a credit spread. The AAAA Fund also pays a fee of 0.15% per annum on the unused commitment amounts of the revolving line of credit. The commitment amount under the revolving and term-loan tranches are:

Tranches	Commitment Amount (in thousands)	Termination date

1 Year, Monthly Revolver	$1,200,000	09/24/2021

Borrowings outstanding, if any, as of September 30, 2020 are disclosed as payable for line of credit on the Statements of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the AAAA Fund in relation to the borrowings are disclosed as part of interest expense on the Statements of Operations. Legal costs related to the annual renewal of the line of credit are disclosed on the Statements of Operations.

The AAAA Fund’s borrowing activity under the agreement for the period ended September 30, 2020 was as follows (amounts in thousands†):

Average Outstanding Principal*	Average Weighted Rate of Interest	Interest	Commitment and Upfront Fees	Outstanding Principal as of 09/30/2020

$1,200,000	1.41%	$8,662	$840	$1,200,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

The average outstanding principal may be higher or lower than the commitment amount or outstanding principal at period end due to changes in the commitment amount during the period or borrowings and paydowns made during the period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements (Cont.)

(b) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return are listed below.

Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Allocation	X	X

Fund of Funds	X	X

Market Trading	X	X

Municipal Project-Specific	X	X

Municipal Bond	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

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Risks	PIMCO All Asset Fund	PIMCO All Asset All Authority Fund

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	X

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Smaller Company	X	X

Issuer Non-Diversification	X	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

Tracking Error	X	X

Indexing	X	X

LIBOR Transition	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Fund of Funds Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Underlying PIMCO Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Underlying PIMCO Funds to achieve their investment objectives.

Leveraging Risk  is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed

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Notes to Financial Statements (Cont.)

delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

The following risks are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

Market Trading Risk  is the risk that an active secondary trading market for shares of a Fund that is an exchange-traded fund does not continue once developed, that such Fund may not continue to meet a listing exchange’s trading or listing requirements, or that such Fund’s shares trade at prices other than the Fund’s net asset value.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of specific projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Municipal Bond Risk  is the risk that an Underlying PIMCO Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”) to pay interest or repay principal.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities

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of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse itself. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

Model Risk  is the risk that the Underlying PIMCO Fund’s investment models used in making investment allocation decisions, and the indexation or quantitative methodologies used in constructing an underlying index or model portfolio for the Underlying PIMCO Fund that seeks to track the investment results of such underlying index or model portfolio, may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty

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Notes to Financial Statements (Cont.)

assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Underlying PIMCO Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

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Leveraging Risk  is the risk that certain transactions of a Fund, such as direct borrowing from banks, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund. Also, to the extent a Fund seeks to gain negative exposure to an asset class such as equities, such exposure may create the potential for losses should those asset classes deliver positive returns.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

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Notes to Financial Statements (Cont.)

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

Tracking Error Risk  is the risk that the portfolio of a Fund that seeks to track the investment results of an underlying index may not closely track the underlying index for a number of reasons. A Fund incurs operating expenses, which are not applicable to the underlying index, and the costs of buying and selling securities, especially when rebalancing a Fund’s portfolio to reflect changes in the composition of the underlying index. Performance of a Fund and the underlying index may vary due to asset valuation differences and differences between the Fund’s portfolio and the underlying index due to legal restrictions, cost or liquidity restraints. The risk that performance of a Fund and the underlying index may vary may be heightened during periods of increased market volatility or other unusual market conditions. In addition, a Fund’s use of a representative sampling approach may cause the Fund to be less correlated to the return of the underlying index than if the Fund held all of the securities in the underlying index.

Indexing Risk  is the risk that an Underlying PIMCO Fund that seeks to track the investment results of an underlying index is negatively affected by general declines in the asset classes represented by the underlying index.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns,

50	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2020

political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements (Cont.)

business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

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Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	I-3	Administrative Class		Class A	Class C	Class R

PIMCO All Asset Fund	0.175%(1)	0.05%	0.15%	0.25%(3)	0.05%		0.25%	0.25%	0.25%

PIMCO All Asset All Authority Fund	0.20%(2)	0.05%	0.15%	0.25%(3)	0.05%	*	0.25%	0.25%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed, through July 31, 2021, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.64% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit.

(2)

PIMCO has contractually agreed, through July 31, 2021, to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds (as defined herein). PIMCO may recoup these waivers in future periods, not exceeding three years from the date of waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit that was in place at the time the amount being recouped was originally waived and the current annual expense limit. PIMCO and the Fund previously determined that the amounts due to be waived under this agreement were inadvertently miscalculated during a prior period, resulting in the PIMCO All Asset All Authority Fund bearing Underlying PIMCO Fund expenses attributable to Investment Advisory and Supervisory and Administrative Fees in excess of 0.69% of total assets invested in Underlying PIMCO Funds for that period. PIMCO undertook a process to attempt to directly reimburse shareholders affected by the miscalculation for the miscalculated fees, as well as an incremental amount representing estimated foregone performance, plus interest. PIMCO reimbursed PIMCO All Asset All Authority Fund for a portion of such attempted direct shareholder reimbursements that had not been deposited as of the date of this report. This is included in Miscellaneous income on the Statements of Operations.

(3)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

54	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

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The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

Class R

All Funds	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Notes to Financial Statements (Cont.)

“Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†)

Fund Name	Waived Fees

PIMCO All Asset Fund	$1

PIMCO All Asset All Authority Fund	0

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2021, for the PIMCO All Asset Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Investment Advisory, Supervisory and Administrative, and Management Fees (collectively, “Underlying PIMCO Fund Fees”) exceed 0.64% of the total assets invested in Underlying PIMCO Funds. PIMCO has contractually agreed, through July 31, 2021, for the AAAA Fund to waive its Investment Advisory Fee to the extent that the Underlying PIMCO Fund expenses attributable to Underlying PIMCO Fund Fees exceed 0.69% of the total assets invested in Underlying PIMCO Funds. These waivers will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the of the then current term. In any month in which the investment advisory contract is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the advisory fee waived as set forth above (the “Asset Allocation Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any Underlying PIMCO Fund Fees exceed, for such

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September 30, 2020

month, the applicable expense limit; ii) exceed the total Asset Allocation Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at September 30, 2020 were (amounts in thousands†):

	Expiring Within
Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO All Asset Fund	$21,487	$26,074	$18,142	$65,703

PIMCO All Asset All Authority Fund	4,153	4,690	1,848	10,691

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO All Asset Fund	$5,953

PIMCO All Asset All Authority Fund	99

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO All Asset Fund	$8,206	$0

PIMCO All Asset All Authority Fund	0	8,243

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Notes to Financial Statements (Cont.)

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO All Asset Fund	$0	$0	$13,429,517	$14,919,696

PIMCO All Asset All Authority Fund	0	0	4,279,052	4,970,891

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REDEMPTIONS IN-KIND

For the period ended September 30, 2020, the Funds realized gains or losses from in-kind redemptions out of underlying funds of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO All Asset Fund	$853	$(151,395)

PIMCO All Asset All Authority Fund	5,134	(84,044)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	74,302	$820,250	221,713	$2,561,797	19,391	$143,060	51,653	$408,355

I-2	4,916	54,402	16,014	183,282	3,758	26,841	15,446	123,837

I-3	258	2,888	151	1,752	190	1,434	175	1,433

Administrative Class	652	7,321	1,380	16,041	N/A	N/A	N/A	N/A

Class A	5,641	62,879	9,826	113,846	5,856	44,443	10,717	87,663

Class C	186	2,038	820	9,448	266	1,949	768	6,202

Class R	164	1,809	433	4,960	N/A	N/A	N/A	N/A

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	PIMCO All Asset Fund				PIMCO All Asset All Authority Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	22,784	$255,946	39,678	$458,586	4,695	$35,620	10,612	$86,299

I-2	653	7,356	1,176	13,626	502	3,805	1,296	10,552

I-3	6	64	3	39	5	37	11	89

Administrative Class	160	1,806	279	3,234	N/A	N/A	N/A	N/A

Class A	1,091	12,271	1,895	21,996	646	4,903	1,144	9,344

Class C	201	2,256	383	4,463	230	1,746	419	3,460

Class R	67	746	111	1,285	N/A	N/A	N/A	N/A

Cost of shares redeemed

Institutional Class	(222,236)	$(2,435,165)	(320,201)	$(3,638,474)	(98,740)	$(723,737)	(208,566)	$(1,648,007)

I-2	(9,909)	(107,520)	(20,760)	(232,460)	(17,300)	(126,384)	(41,016)	(320,148)

I-3	(65)	(737)	(926)	(10,648)	(106)	(770)	(3,185)	(25,685)

Administrative Class	(1,293)	(14,072)	(3,132)	(36,037)	N/A	N/A	N/A	N/A

Class A	(9,933)	(108,795)	(23,081)	(264,696)	(9,733)	(71,309)	(24,383)	(194,228)

Class C	(5,649)	(62,474)	(10,764)	(123,832)	(8,713)	(65,320)	(19,546)	(158,428)

Class R	(537)	(5,863)	(1,076)	(12,205)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(138,541)	$(1,502,594)	(86,078)	$(923,997)	(99,053)	$(723,682)	(204,455)	$(1,609,262)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

All Asset All Authority Fund	1	0	13%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

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Notes to Financial Statements (Cont.)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a “Fund”, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

60	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

September 30, 2020

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO All Asset Fund	$583,422	$2,046,281

PIMCO All Asset All Authority Fund	1,369,422	4,586,759

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO All Asset Fund	$14,477,063	$676,020	$(301,500)	$374,520

PIMCO All Asset All Authority Fund	4,296,170	229,687	(445,417)	(215,730)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

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Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
RAFI	Research Affiliates Fundamental Index

Other Abbreviations:
TBA	To-Be-Announced

62	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

64	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

66	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

68	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

70	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

72	PIMCO ALL ASSET FUND AND PIMCO ALL ASSET ALL AUTHORITY FUND

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4010SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Asset Allocation Funds

PIMCO Multi-Strategy Alternative Fund

PIMCO Global Core Asset Allocation Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO ASSET ALLOCATION FUNDS

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO ASSET ALLOCATION FUNDS

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Multi-Strategy Alternative Fund and PIMCO Global Core Asset Allocation Fund (each a “Fund” and collectively, the “Funds”).

The PIMCO Multi-Strategy Alternative Fund will invest at least 75% of its net assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of the PIMCO ETF Trust, an affiliated investment company. The PIMCO Global Core Asset Allocation Fund may invest its assets in Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. These underlying investments are referred to as “Underlying PIMCO Funds.”

The PIMCO Multi-Strategy Alternative Fund may also invest its respective assets in other affiliated and unaffiliated funds. The PIMCO Global Core Asset Allocation Fund also may invest its respective assets in other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds. These underlying investments, together with the Underlying PIMCO Funds, are referred to as “Acquired Funds.” The cost of investing in these Funds will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g.,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this, if any, report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

6	PIMCO ASSET ALLOCATION FUNDS

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class and I-2 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the Funds (Cont.)

Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	Class A	Class C	Diversification Status

PIMCO Multi-Strategy Alternative Fund	12/30/14	12/30/14	12/30/14	12/30/14	—	Diversified

PIMCO Global Core Asset Allocation Fund	10/29/08	10/29/08	10/29/08	10/29/08	10/29/08	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies

8	PIMCO ASSET ALLOCATION FUNDS

relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Multi-Strategy Alternative Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/30/14)
PIMCO Multi-Strategy Alternative Fund Institutional Class	4.39%	(3.38)%	2.05%	1.37%
PIMCO Multi-Strategy Alternative Fund I-2	4.28%	(3.51)%	1.96%	1.27%
PIMCO Multi-Strategy Alternative Fund Class A	4.15%	(3.81)%	1.64%	0.98%
PIMCO Multi-Strategy Alternative Fund Class A (adjusted)	0.21%	(7.39)%	0.86%	0.31%
3 Month USD LIBOR	0.44%	1.46%	1.51%	1.35%
Lipper Alternative Multi-Strategy Funds Average	7.86%	(0.62)%	1.24%	1.16%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), were 2.19% for Institutional Class shares, 2.29% for I-2 shares, and 2.59% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PXAIX	Class A - PXAAX
I-2 - PXAPX

Top 10 Holdings as of September 30, 2020†§

PIMCO Mortgage Opportunities and Bond Fund	22.0%
PIMCO Dynamic Bond Fund	14.8%
PIMCO Credit Opportunities Bond Fund	14.5%
PIMCO TRENDS Managed Futures Strategy Fund	11.7%
PIMCO RAE Worldwide Long/Short PLUS Fund	6.7%
PIMCO CommoditiesPLUS® Strategy Fund	2.7%
U.S. Treasury Notes, 2.625% due 02/15/2029	2.0%
Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2050	1.6%
PIMCO RealEstateRealReturn Strategy Fund	0.9%
PIMCO Preferred and Capital Securities Fund	0.9%

†	% of Investments, at value.
§	Top 10 Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Investment Objective and Strategy Overview

PIMCO Multi-Strategy Alternative Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances in multiple alternative strategies, which may be represented by a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended (the “1940 Act”), Fixed Income Instruments, equity securities, forwards or derivatives, such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Allocations to opportunistic strategies, achieved primarily through the RealEstateRealReturn and CommoditiesPLUS Funds, contributed to performance as the Funds had positive returns.

»	Allocations to global absolute return fixed income strategies, achieved primarily through the PIMCO Dynamic Bond Fund, contributed to performance as the Fund had positive returns.

»	Allocations to mortgage relative value strategies, achieved primarily through the PIMCO Mortgage Opportunities and Bond Fund, contributed to performance as the Fund had positive returns.

»	Allocations to credit relative value strategies, achieved primarily through the Credit Opportunities Bond Fund, contributed to performance as the underlying Fund had positive returns.

»

Allocations to the PIMCO Global Equity Market Neutral Strategy, via total return swaps, detracted from performance as the PIMCO Multi-Factor Long Equity Strategy underperformed the PIMCO Multi-Factor Short Equity Strategy.

»

Allocations to U.S. equity market neutral strategies, via total return swaps that replicate index exposure, detracted from performance as the RAE Fundamental US Large Index underperformed the Standard & Poors 500 Index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Global Core Asset Allocation Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/29/08)
PIMCO Global Core Asset Allocation Fund Institutional Class	22.91%	9.63%	7.23%	4.30%	5.84%
PIMCO Global Core Asset Allocation Fund I-2	22.91%	9.59%	7.13%	4.20%	5.74%
PIMCO Global Core Asset Allocation Fund Class A	22.62%	9.16%	6.72%	3.74%	5.27%
PIMCO Global Core Asset Allocation Fund Class A (adjusted)	15.91%	3.12%	5.51%	3.16%	4.93%
PIMCO Global Core Asset Allocation Fund Class C	22.12%	8.28%	5.89%	2.96%	4.48%
PIMCO Global Core Asset Allocation Fund Class C (adjusted)	21.12%	7.29%	5.89%	2.96%	4.48%
60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	18.16%	8.48%	8.15%	6.93%	8.28%
MSCI All Country World Index	28.91%	10.44%	10.30%	8.55%	10.24%
Lipper Alternative Global Macro Funds Average	13.60%	2.46%	3.83%	3.19%	4.60%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary and Underlying PIMCO Fund expenses), were 1.71% for Institutional Class shares, 1.81% for I-2 shares, 2.16% for Class A shares, and 2.91% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	PIMCO ASSET ALLOCATION FUNDS

Institutional Class - PGAIX	Class A - PGMAX
I-2 - PGAPX	Class C - PGMCX

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	47.9%
Mutual Funds	21.0%
Real Estate Investment Trusts	10.0%
Corporate Bonds & Notes	9.1%
Asset-Backed Securities	3.8%
Non-Agency Mortgage-Backed Securities	2.4%
Sovereign Issues	2.3%
Common Stocks	1.9%
Other	1.6%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Global Core Asset Allocation Fund seeks total return which exceeds that of a blend of 60% MSCI All Country World Index/40% Bloomberg Barclays Global Aggregate Index (USD Hedged) by investing under normal circumstances in a combination of affiliated and unaffiliated funds, which may or may not be registered under the Investment Company Act of 1940, as amended, Fixed Income Instruments, equity securities, forwards and derivatives. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to securitized fixed income, particularly to non-Agency mortgage-backed securities, contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. equities contributed to relative performance, as those securities prices generally increased.

»	Relative value real estate investment trusts strategies contributed to relative performance, as long exposure to certain single name securities outperformed short exposure to the broad index.
»	Overall overweight exposure to investment grade credit contributed to relative performance, as spreads tightened.

»	Overweight exposure to U.S. duration, particularly in the belly of the U.S. yield curve, contributed to relative performance, as the U.S. yield curve fell over the period.

»	Underweight exposure to Canadian equities detracted from relative performance, as these securities’ prices generally increased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

14	PIMCO ASSET ALLOCATION FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Multi-Strategy Alternative Fund
Institutional Class	$1,000.00	$1,043.90	$2.77	$1,000.00	$1,022.36	$2.74	0.54%
I-2	1,000.00	1,042.80	3.28	1,000.00	1,021.86	3.24	0.64
Class A	1,000.00	1,041.50	4.81	1,000.00	1,020.36	4.76	0.94

PIMCO Global Core Asset Allocation Fund (Consolidated)
Institutional Class	$1,000.00	$1,229.10	$4.69	$1,000.00	$1,020.86	$4.26	0.84%
I-2	1,000.00	1,229.10	5.25	1,000.00	1,020.36	4.76	0.94
Class A	1,000.00	1,226.20	7.20	1,000.00	1,018.60	6.53	1.29
Class C	1,000.00	1,221.20	11.36	1,000.00	1,014.84	10.30	2.04

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index	The benchmark is a blend of 60% MSCI All Country World Index (ACWI) and 40% Bloomberg Barclays Global Aggregate USD Hedged Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices. Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

MSCI All Country World Index	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index consists of a group of country indices comprising developed and emerging market country indices.

*	It is not possible to invest directly in an unmanaged index.

16	PIMCO ASSET ALLOCATION FUNDS

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:		Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Multi-Strategy Alternative Fund

Institutional Class

04/01/2020 - 09/30/2020+	$9.12	$0.15	$0.25	$0.40	$0.00	$0.00	$0.00	$0.00

03/31/2020	9.97	0.33	(0.96)	(0.63)	(0.22)	0.00	0.00	(0.22)

03/31/2019	9.79	0.25	0.16	0.41	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.82	0.33	(0.14)	0.19	(0.17)	0.00	(0.05)	(0.22)

03/31/2017	9.72	0.28	0.24	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.05	0.28	(0.43)	(0.15)	(0.18)	0.00	0.00	(0.18)

I-2

04/01/2020 - 09/30/2020+	9.11	0.15	0.24	0.39	0.00	0.00	0.00	0.00

03/31/2020	9.96	0.32	(0.96)	(0.64)	(0.21)	0.00	0.00	(0.21)

03/31/2019	9.78	0.28	0.12	0.40	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.82	0.32	(0.15)	0.17	(0.16)	0.00	(0.05)	(0.21)

03/31/2017	9.72	0.26	0.26	0.52	(0.40)	0.00	(0.02)	(0.42)

03/31/2016	10.06	0.27	(0.44)	(0.17)	(0.17)	0.00	0.00	(0.17)

Class A

04/01/2020 - 09/30/2020+	9.15	0.14	0.24	0.38	0.00	0.00	0.00	0.00

03/31/2020	10.02	0.30	(0.98)	(0.68)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.83	0.14	0.23	0.37	(0.18)	0.00	0.00	(0.18)

03/31/2018	9.87	0.27	(0.12)	0.15	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	9.78	0.23	0.25	0.48	(0.37)	0.00	(0.02)	(0.39)

03/31/2016	10.06	0.17	(0.36)	(0.19)	(0.09)	0.00	0.00	(0.09)

PIMCO Global Core Asset Allocation Fund (Consolidated)

Institutional Class

04/01/2020 - 09/30/2020+	$10.80	$0.05	$2.39	$2.44	$(0.73)	$0.00	$0.00	$(0.73)

03/31/2020	12.58	0.34	(1.50)	(1.16)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.55	0.30	0.12	0.42	(0.34)	0.00	(0.05)	(0.39)

03/31/2018	11.77	0.29	0.73	1.02	(0.24)	0.00	0.00	(0.24)

03/31/2017	10.82	0.28	0.92	1.20	(0.25)	0.00	0.00	(0.25)

03/31/2016	11.50	0.36	(1.04)	(0.68)	0.00	0.00	0.00	0.00

18	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.52	4.39%	$91,867	0.54	%*	1.21	%*	0.48	%*	1.15	%*	3.27	%*	67%

9.12	(6.49)	119,278	0.46		1.17		0.44		1.15		3.30		146

9.97	4.20	101,009	0.36		1.18		0.33		1.15		2.49		148

9.79	1.87	107,982	0.36		1.20		0.32		1.16		3.36		76

9.82	5.44	96,031	0.44		1.17		0.43		1.16		2.83		110

9.72	(1.52)	50,680	0.41		1.15		0.41		1.15		2.84		115

9.50	4.28	4,533	0.64	*	1.31	*	0.58	*	1.25	*	3.20	*	67

9.11	(6.56)	3,298	0.56		1.27		0.54		1.25		3.21		146

9.96	4.14	6,506	0.46		1.28		0.43		1.25		2.88		148

9.78	1.70	3,420	0.46		1.30		0.42		1.26		3.25		76

9.82	5.37	4,083	0.54		1.27		0.53		1.26		2.63		110

9.72	(1.68)	44	0.51		1.25		0.51		1.25		2.73		115

9.53	4.15	2,749	0.94	*	1.61	*	0.88	*	1.55	*	2.94	*	67

9.15	(6.92)	2,173	0.86		1.57		0.84		1.55		2.97		146

10.02	3.81	1,894	0.76		1.58		0.73		1.55		1.42		148

9.83	1.44	5,919	0.76		1.60		0.72		1.56		2.71		76

9.87	4.99	864	0.84	(e)	1.57	(e)	0.83	(e)	1.56	(e)	2.29		110

9.78	(1.91)	643	0.81		1.55		0.81		1.55		1.76		115

$12.51	22.91%	$151,744	0.84	%*	1.00	%*	0.83	%*	0.99	%*	0.87	%*	120%

10.80	(9.46)	121,437	1.13		1.36		0.80		1.03		2.70		511

12.58	3.46	201,102	1.17		1.42		0.77		1.02		2.41		551

12.55	8.67	231,278	1.02		1.23		0.81		1.02		2.31		403

11.77	11.19	290,714	0.89		1.13		0.79		1.03		2.49		327

10.82	(5.91)	365,733	0.80		1.07		0.73		1.00		3.21		380

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Core Asset Allocation Fund (Consolidated) (Cont.)

I-2

04/01/2020 - 09/30/2020+	$10.78	$0.05	$2.39	$2.44	$(0.73)	$0.00	$0.00	$(0.73)

03/31/2020	12.56	0.32	(1.49)	(1.17)	(0.61)	0.00	0.00	(0.61)

03/31/2019	12.53	0.29	0.12	0.41	(0.33)	0.00	(0.05)	(0.38)

03/31/2018	11.75	0.27	0.74	1.01	(0.23)	0.00	0.00	(0.23)

03/31/2017	10.80	0.27	0.92	1.19	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.50	0.35	(1.05)	(0.70)	0.00	0.00	0.00	0.00

Class A

04/01/2020 - 09/30/2020+	10.70	0.03	2.36	2.39	(0.71)	0.00	0.00	(0.71)

03/31/2020	12.47	0.27	(1.47)	(1.20)	(0.57)	0.00	0.00	(0.57)

03/31/2019	12.44	0.24	0.13	0.37	(0.29)	0.00	(0.05)	(0.34)

03/31/2018	11.67	0.23	0.73	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2017	10.73	0.22	0.91	1.13	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.48	0.30	(1.05)	(0.75)	0.00	0.00	0.00	0.00

Class C

04/01/2020 - 09/30/2020+	10.41	(0.02)	2.30	2.28	(0.67)	0.00	0.00	(0.67)

03/31/2020	12.13	0.19	(1.46)	(1.27)	(0.45)	0.00	0.00	(0.45)

03/31/2019	12.11	0.14	0.13	0.27	(0.20)	0.00	(0.05)	(0.25)

03/31/2018	11.37	0.13	0.71	0.84	(0.10)	0.00	0.00	(0.10)

03/31/2017	10.46	0.13	0.89	1.02	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.28	0.21	(1.03)	(0.82)	0.00	0.00	0.00	0.00

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.

20	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense and Dividends on Securities Sold Short		Expenses Excluding Interest Expense, Dividends on Securities Sold Short and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$12.49	22.91%	$39,259	0.94	% *	1.10	% *	0.93	% *	1.09	% *	0.77	% *	120%

10.78	(9.56)	34,956	1.23		1.46		0.90		1.13		2.53		511

12.56	3.37	45,560	1.27		1.52		0.87		1.12		2.34		551

12.53	8.59	49,093	1.12		1.33		0.91		1.12		2.20		403

11.75	11.10	47,466	0.99		1.23		0.89		1.13		2.40		327

10.80	(6.09)	71,807	0.90		1.17		0.83		1.10		3.13		380

12.38	22.62	105,529	1.29	*	1.45	*	1.28	*	1.44	*	0.42	*	120

10.70	(9.83)	85,249	1.58		1.81		1.25		1.48		2.13		511

12.47	3.03	95,828	1.62		1.87		1.22		1.47		1.98		551

12.44	8.21	110,703	1.47		1.68		1.26		1.47		1.85		403

11.67	10.61	97,853	1.42	(e)	1.66	(e)	1.32	(e)	1.56	(e)	1.97		327

10.73	(6.53)	144,398	1.40		1.67		1.33		1.60		2.68		380

12.02	22.12	25,745	2.04	*	2.20	*	2.03	*	2.19	*	(0.34	)*	120

10.41	(10.54)	31,859	2.33		2.56		2.00		2.23		1.54		511

12.13	2.27	62,647	2.37		2.62		1.97		2.22		1.20		551

12.11	7.39	85,585	2.22		2.43		2.01		2.22		1.11		403

11.37	9.81	105,531	2.17	(e)	2.41	(e)	2.07	(e)	2.31	(e)	1.21		327

10.46	(7.27)	143,279	2.15		2.42		2.08		2.35		1.91		380

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Statement of Assets and Liabilities PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$16,367
Investments in Affiliates	86,842

Financial Derivative Instruments
Exchange-traded or centrally cleared	127
Over the counter	1,488
Cash	162
Deposits with counterparty	956
Foreign currency, at value	260
Receivable for investments sold	347
Receivable for TBA investments sold	4,493
Receivable for Fund shares sold	156
Interest and/or dividends receivable	24
Dividends receivable from Affiliates	104
Reimbursement receivable from PIMCO	58

Total Assets	111,384

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$213

Financial Derivative Instruments
Exchange-traded or centrally cleared	102
Over the counter	1,414
Payable for investments purchased	75
Payable for investments in Affiliates purchased	107
Payable for TBA investments purchased	7,951
Deposits from counterparty	440
Payable for Fund shares redeemed	1,833
Accrued investment advisory fees	90
Accrued supervisory and administrative fees	9
Accrued servicing fees	1

Total Liabilities	12,235

Net Assets	$99,149

Net Assets Consist of:

Paid in capital	$105,873
Distributable earnings (accumulated loss)	(6,724)

Net Assets	$99,149

Cost of investments in securities	$15,697
Cost of investments in Affiliates	$86,804
Cost of foreign currency held	$275
Proceeds received on short sales	$214
Cost or premiums of financial derivative instruments, net	$(517)

* Includes repurchase agreements of:	$406

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$91,867
I-2	4,533
Class A	2,749

Shares Issued and Outstanding:

Institutional Class	9,655
I-2	477
Class A	288

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.52
I-2	9.50
Class A	9.53

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Consolidated Statement of Assets and Liabilities PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$121,337
Investments in Affiliates	172,747

Financial Derivative Instruments
Exchange-traded or centrally cleared	1,547
Over the counter	1,240
Deposits with counterparty	20,736
Foreign currency, at value	4,151
Receivable for investments sold	441
Receivable for investments sold on a delayed-delivery basis	338
Receivable for TBA investments sold	11,092
Receivable for Fund shares sold	6,020
Interest and/or dividends receivable	540
Dividends receivable from Affiliates	201
Reimbursement receivable from PIMCO	40

Total Assets	340,430

Liabilities:

Financial Derivative Instruments
Exchange-traded or centrally cleared	$1,042
Over the counter	2,773
Payable for investments purchased	1,375
Payable for investments in Affiliates purchased	206
Payable for TBA investments purchased	11,148
Deposits from counterparty	1,210
Payable for Fund shares redeemed	65
Accrued investment advisory fees	245
Accrued supervisory and administrative fees	41
Accrued distribution fees	16
Accrued servicing fees	27
Other liabilities	5

Total Liabilities	18,153

Net Assets	$322,277

Net Assets Consist of:

Paid in capital	$429,312
Distributable earnings (accumulated loss)	(107,035)

Net Assets	$322,277

Cost of investments in securities	$120,608
Cost of investments in Affiliates	$171,414
Cost of foreign currency held	$4,210
Cost or premiums of financial derivative instruments, net	$5,270

* Includes repurchase agreements of:	$8,979

†	A zero balance may reflect actual amounts rounding to less than one thousand.

24	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$151,744
I-2	39,259
Class A	105,529
Class C	25,745

Shares Issued and Outstanding:

Institutional Class	12,127
I-2	3,144
Class A	8,525
Class C	2,141

Net Asset Value Per Share Outstanding(a):

Institutional Class	$12.51
I-2	12.49
Class A	12.38
Class C	12.02

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Statement of Operations PIMCO Multi-Strategy Alternative Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$105
Dividends from Investments in Affiliates	2,154
Total Income	2,259

Expenses:

Investment advisory fees	624
Supervisory and administrative fees	63
Servicing fees - Class A	3
Interest expense	33
Total Expenses	723
Waiver and/or Reimbursement by PIMCO	(399)
Net Expenses	324

Net Investment Income (Loss)	1,935

Net Realized Gain (Loss):

Investments in securities	145
Investments in Affiliates	(3,204)
Exchange-traded or centrally cleared financial derivative instruments	(527)
Over the counter financial derivative instruments	(3,784)
Short sales	(26)
Foreign currency	(30)

Net Realized Gain (Loss)	(7,426)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	234
Investments in Affiliates	8,275
Exchange-traded or centrally cleared financial derivative instruments	1,189
Over the counter financial derivative instruments	1,135
Short sales	4
Foreign currency assets and liabilities	(12)

Net Change in Unrealized Appreciation (Depreciation)	10,825

Net Increase (Decrease) in Net Assets Resulting from Operations	$5,334

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statement of Operations PIMCO Global Core Asset Allocation Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$901
Dividends	468
Dividends from Investments in Affiliates	1,264
Total Income	2,633

Expenses:

Investment advisory fees	1,433

Supervisory and administrative fees	245

Distribution fees - Class C	115

Servicing fees - Class A	122

Servicing fees - Class C	38

Trustee fees	1

Interest expense	20
Total Expenses	1,974
Waiver and/or Reimbursement by PIMCO	(251)
Net Expenses	1,723

Net Investment Income (Loss)	910

Net Realized Gain (Loss):

Investments in securities	505
Investments in Affiliates	44
Exchange-traded or centrally cleared financial derivative instruments	52,726
Over the counter financial derivative instruments	2,228
Short sales	(65)
Foreign currency	550

Net Realized Gain (Loss)	55,988

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	7,330

Investments in Affiliates	3,801

Exchange-traded or centrally cleared financial derivative instruments	(3,921)

Over the counter financial derivative instruments	(3,398)

Foreign currency assets and liabilities	152

Net Change in Unrealized Appreciation (Depreciation)	3,964

Net Increase (Decrease) in Net Assets Resulting from Operations	$60,862

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Changes in Net Assets PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,935	$4,649
Net realized gain (loss)	(7,426)	(3,160)
Net change in unrealized appreciation (depreciation)	10,825	(10,557)

Net Increase (Decrease) in Net Assets Resulting from Operations	5,334	(9,068)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	0	(2,966)
I-2	0	(147)
Class A	0	(48)

Total Distributions(a)	0	(3,161)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(30,934)	27,569

Total Increase (Decrease) in Net Assets	(25,600)	15,340

Net Assets:

Beginning of period	124,749	109,409
End of period	$99,149	$124,749

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Global Core Asset Allocation Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$910	$8,741
Net realized gain (loss)	55,988	(26,539)
Net change in unrealized appreciation (depreciation)	3,964	(10,515)

Net Increase (Decrease) in Net Assets Resulting from Operations	60,862	(28,313)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,392)	(7,109)
I-2	(2,254)	(1,990)
Class A	(5,709)	(4,509)
Class C	(1,645)	(1,392)

Total Distributions(a)	(18,000)	(15,000)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	5,914	(88,323)

Total Increase (Decrease) in Net Assets	48,776	(131,636)

Net Assets:

Beginning of period	273,501	405,137
End of period	$322,277	$273,501

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Multi-Strategy Alternative Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 16.5%

CORPORATE BONDS & NOTES 0.9%

BANKING & FINANCE 0.7%

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~	$200	$201

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~	100	98

Natwest Group PLC
4.892% due 05/18/2029 •	200	233

Wells Fargo & Co.
2.393% due 06/02/2028 •	100	104

		636

INDUSTRIALS 0.2%

Woodside Finance Ltd.
4.600% due 05/10/2021	200	203

Total Corporate Bonds & Notes (Cost $811)		839

U.S. GOVERNMENT AGENCIES 3.9%

Uniform Mortgage-Backed Security
3.500% due 06/01/2049	394	415

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	600	618
2.500% due 12/01/2050	700	731
3.000% due 11/01/2050	1,600	1,676
4.500% due 10/01/2050	400	433

Total U.S. Government Agencies (Cost $3,865)		3,873

U.S. TREASURY OBLIGATIONS 4.8%

U.S. Treasury Bonds
3.000% due 02/15/2048	300	408
3.000% due 02/15/2049 (i)	200	273

U.S. Treasury Inflation Protected Securities (d)
0.125% due 01/15/2022	801	814
0.125% due 04/15/2022	320	325
0.125% due 07/15/2030	303	337
1.000% due 02/15/2049	262	366
1.375% due 02/15/2044	111	158

U.S. Treasury Notes
1.750% due 12/31/2024	50	53
2.625% due 02/15/2029	1,750	2,044

Total U.S. Treasury Obligations (Cost $4,156)		4,778

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Impac Secured Assets Trust
0.308% due 03/25/2037 ^•	$71	$68

MortgageIT Trust
0.668% due 12/25/2035 •	90	88

Residential Asset Securitization Trust
6.000% due 04/25/2036 ^	109	79

Residential Funding Mortgage Securities, Inc. Trust
4.272% due 04/25/2037 ~	82	74

Total Non-Agency Mortgage-Backed Securities (Cost $321)		309

ASSET-BACKED SECURITIES 0.5%

Aames Mortgage Investment Trust
0.628% due 04/25/2036 •	183	165

Bear Stearns Asset-Backed Securities Trust
1.198% due 08/25/2037 •	136	123

Countrywide Asset-Backed Certificates
0.298% due 05/25/2037 •	27	27
0.388% due 04/25/2037 •	105	86

GSAMP Trust
1.123% due 03/25/2035 ^•	106	98

Total Asset-Backed Securities (Cost $484)		499

SOVEREIGN ISSUES 0.3%

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ	17	7
0.125% due 07/09/2035 þ	31	12
0.125% due 07/09/2041 þ	150	60
1.000% due 07/09/2029	4	2

Saudi Government International Bond
4.000% due 04/17/2025	200	222

Total Sovereign Issues (Cost $293)		303

SHORT-TERM INSTRUMENTS 5.8%

REPURCHASE AGREEMENTS (f) 0.4%
		406

U.S. TREASURY BILLS 3.9%
0.096% due 10/08/2020 - 01/07/2021 (a)(b)(i)	3,861	3,861

U.S. TREASURY CASH MANAGEMENT BILLS 1.5%
0.094% due 01/05/2021 (b)(c)	1,500	1,499

Total Short-Term Instruments (Cost $5,767)		5,766

Total Investments in Securities (Cost $15,697)		16,367

30	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 87.6%

MUTUAL FUNDS (e) 77.2%

PIMCO CommoditiesPLUS® Strategy Fund	661,051	2,816

PIMCO Credit Opportunities Bond Fund	1,526,245	14,957

PIMCO Dynamic Bond Fund	1,420,548	15,228

PIMCO Mortgage Opportunities and Bond Fund	2,074,308	22,693

PIMCO Preferred and Capital Securities Fund	83,786	890

PIMCO RAE Worldwide Long/Short PLUS Fund	880,795	6,958

PIMCO RealEstateRealReturn Strategy Fund	120,045	923

PIMCO TRENDS Managed Futures Strategy Fund	1,231,367	12,031

Total Mutual Funds (Cost $76,449)		76,496

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 10.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 10.4%

PIMCO Short-Term Floating NAV Portfolio III	1,049,123	10,346

Total Short-Term Instruments (Cost $10,355)		10,346

Total Investments in Affiliates (Cost $86,804)		86,842

Total Investments 104.1% (Cost $102,501)		$103,209

Financial Derivative Instruments (g)(h) 0.1%
(Cost or Premiums, net $(517))		99

Other Assets and Liabilities, net (4.2)%		(4,159)

Net Assets 100.0%		$99,149

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Institutional Class Shares of each Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$406	U.S. Treasury Notes 1.750% due 07/31/2021	$(414)	$406	$406

Total Repurchase Agreements						$(414)	$406	$406

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
Sovereign Issues (0.2)%
Canada Government International Bond	2.750%	12/01/2048	CAD	200	$(214)	$(213)

Total Short Sales (0.2)%					$(214)	$(213)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$406	$0	$0	$0	$406	$(414)	$(8)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(213)	(213)	0	(213)

Total Borrowings and Other Financing Transactions	$406	$0	$0	$(213)

(1)	Payable for short sales includes $2 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

32	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

(g) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro STOXX 50 DVD Active Contract December Futures	12/2020	65	$638	$(302)	$2	$0
Euro-Bund 10-Year Bond December Futures	12/2020	1	205	1	0	(1)
U.S. Treasury 10-Year Note December Futures	12/2020	23	3,209	3	0	(6)

				$(298)	$2	$(7)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	1	$(1)	$0	$0	$0
Euro STOXX 50 December Futures	12/2020	13	(487)	0	0	(1)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	1	0	1	0	0
U.S. Treasury 2-Year Note December Futures	12/2020	9	(1,989)	(1)	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	15	(1,890)	(2)	2	0
U.S. Treasury 30-Year Bond December Futures	12/2020	19	(3,349)	29	18	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	1	(222)	4	2	0
VSTOXX Mini December Futures	12/2020	10	(31)	(1)	1	0
VSTOXX Mini November Futures	11/2020	19	(61)	(1)	1	0
VSTOXX Mini October Futures	10/2020	28	(87)	2	4	0

				$31	$28	$(1)

Total Futures Contracts				$(267)	$30	$(8)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025	$460	$(19)	$42	$23	$1	$0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025	200	(3)	5	2	0	0

					$(22)	$47	$25	$1	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	12/16/2022	GBP	4,900	$42	$(1)	$41	$0	$(2)
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		1,200	(39)	(1)	(40)	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2030	GBP	3,475	$(160)	$3	$(157)	$9	$0
Pay(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		800	49	12	61	0	(7)
Receive	1-Day INR-MIBOR Compounded-OIS	3.965	Semi-Annual	09/16/2025	INR	55,900	0	16	16	0	(1)
Pay	1-Day INR-MIBOR Compounded-OIS	4.110	Semi-Annual	09/16/2025		35,400	0	(7)	(7)	0	0
Pay	1-Day INR-MIBOR Compounded-OIS	4.160	Semi-Annual	09/16/2025		19,500	0	(3)	(3)	0	0
Receive	1-Day INR-MIBOR Compounded-OIS	4.175	Semi-Annual	09/16/2025		10,500	0	2	2	0	0
Pay	1-Day INR-MIBOR Compounded-OIS	4.368	Semi-Annual	09/16/2025		22,400	0	(1)	(1)	0	0
Receive	1-Year BRL-CDI	5.657	Maturity	01/02/2023	BRL	3,300	0	(24)	(24)	0	(2)
Pay	1-Year BRL-CDI	5.875	Maturity	01/02/2023		2,100	0	17	17	1	0
Pay	1-Year BRL-CDI	6.280	Maturity	01/02/2023		1,900	0	20	20	1	0
Pay	1-Year BRL-CDI	6.335	Maturity	01/02/2023		2,500	0	27	27	1	0
Pay	1-Year BRL-CDI	8.170	Maturity	01/02/2023		6,000	4	119	123	3	0
Receive	1-Year BRL-CDI	9.835	Maturity	01/02/2023		1,900	(54)	(10)	(64)	0	(1)
Receive	1-Year BRL-CDI	5.580	Maturity	01/02/2025		2,400	0	7	7	0	(2)
Receive	1-Year BRL-CDI	5.853	Maturity	01/02/2025		500	0	0	0	0	0
Pay	1-Year BRL-CDI	5.985	Maturity	01/02/2025		3,200	0	(6)	(6)	2	0
Receive	1-Year BRL-CDI	6.238	Maturity	01/02/2025		1,200	0	(3)	(3)	0	(1)
Pay	1-Year BRL-CDI	6.305	Maturity	01/02/2025		3,000	0	5	5	2	0
Pay	1-Year BRL-CDI	6.335	Maturity	01/02/2025		2,300	0	5	5	2	0
Receive	1-Year BRL-CDI	6.912	Maturity	01/02/2025		1,100	0	(7)	(7)	0	(1)
Pay(5)	3-Month CAD-Bank Bill	1.250	Semi-Annual	12/16/2022	CAD	1,300	13	0	13	0	0
Pay	3-Month CAD-Bank Bill	1.700	Semi-Annual	12/18/2024		2,400	77	4	81	0	(1)
Pay(5)	3-Month CAD-Bank Bill	1.250	Semi-Annual	12/16/2025		5,700	89	10	99	0	(3)
Receive(5)	3-Month CAD-Bank Bill	1.500	Semi-Annual	12/16/2030		5,900	(182)	2	(180)	5	0
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		200	49	(2)	47	0	(1)
Pay(5)	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2050		400	23	(2)	21	0	(1)
Pay	3-Month CNY-CNREPOFIX	1.950	Quarterly	09/16/2025	CNY	1,500	0	(7)	(7)	0	0
Receive	3-Month CNY-CNREPOFIX	2.295	Quarterly	09/16/2025		20,600	0	50	50	2	0
Pay	3-Month CNY-CNREPOFIX	2.588	Quarterly	09/16/2025		8,400	0	(4)	(4)	0	(1)
Receive	3-Month CNY-CNREPOFIX	2.605	Quarterly	09/16/2025		2,600	0	1	1	0	0
Pay	3-Month CNY-CNREPOFIX	2.640	Quarterly	09/16/2025		1,000	0	0	0	0	0
Pay(5)	3-Month CNY-CNREPOFIX	2.642	Quarterly	12/16/2025		2,000	0	(1)	(1)	0	0
Pay(5)	3-Month CNY-CNREPOFIX	2.680	Quarterly	12/16/2025		2,200	0	0	0	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.865	Quarterly	12/19/2024	COP	909,400	0	19	19	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.870	Quarterly	12/19/2024		1,491,100	1	30	31	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.850	Quarterly	01/08/2025		220,100	0	5	5	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.585	Quarterly	02/21/2025		2,365,100	0	(43)	(43)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	4.710	Quarterly	04/02/2025		1,036,800	0	(21)	(21)	0	0
Receive	3-Month COP-IBR Compounded-OIS	4.950	Quarterly	04/06/2025		984,300	0	(23)	(23)	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.353	Quarterly	05/21/2025		701,300	0	3	3	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.235	Quarterly	05/22/2025		459,300	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.250	Quarterly	05/26/2025		1,378,000	0	3	3	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.510	Quarterly	06/19/2025		1,447,800	0	7	7	1	0
Pay	3-Month COP-IBR Compounded-OIS	3.455	Quarterly	06/23/2025		242,300	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.460	Quarterly	06/23/2025		260,500	0	1	1	0	0

34	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month COP-IBR Compounded-OIS	3.110%	Quarterly	07/22/2025	COP	693,100	$0	$0	$0	$0	$0
Receive	3-Month COP-IBR Compounded-OIS	3.105	Quarterly	07/23/2025		939,800	0	0	0	0	0
Receive	3-Month COP-IBR Compounded-OIS	3.100	Quarterly	07/24/2025		469,900	0	0	0	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.245	Quarterly	08/20/2025		1,125,500	0	2	2	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.270	Quarterly	08/20/2025		376,700	0	1	1	0	0
Pay	3-Month COP-IBR Compounded-OIS	3.277	Quarterly	08/20/2025		677,900	0	1	1	0	0
Receive	3-Month KRW-KORIBOR	0.845	Quarterly	09/16/2025	KRW	699,100	0	1	1	0	0
Pay	3-Month KRW-KORIBOR	0.868	Quarterly	09/16/2025		171,300	0	0	0	0	0
Pay	3-Month KRW-KORIBOR	0.880	Quarterly	09/16/2025		265,600	0	0	0	0	0
Pay	3-Month KRW-KORIBOR	0.920	Quarterly	09/16/2025		1,588,600	0	2	2	0	0
Pay(5)	3-Month KRW-KORIBOR	0.965	Quarterly	12/16/2025		246,800	0	1	1	0	0
Pay(5)	3-Month KRW-KORIBOR	1.040	Quarterly	12/16/2030		345,000	0	1	1	0	0
Pay(5)	3-Month KRW-KORIBOR	1.065	Quarterly	12/16/2030		423,900	0	2	2	0	0
Pay(5)	3-Month KRW-KORIBOR	1.075	Quarterly	12/16/2030		277,900	0	2	2	0	0
Pay(5)	3-Month KRW-KORIBOR	1.078	Quarterly	12/16/2030		553,500	0	4	4	0	0
Pay	3-Month PLN-WIBOR	0.481	Annual	08/11/2025	PLN	900	0	0	0	0	0
Pay	3-Month PLN-WIBOR	0.585	Annual	09/22/2025		2,600	1	2	3	0	0
Pay(5)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		$10,700	106	6	112	0	(1)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		11,330	(504)	(23)	(527)	9	0
Receive(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		7,300	(226)	0	(226)	8	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		2,900	153	4	157	0	(5)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		2,100	(285)	0	(285)	5	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		4,300	251	(13)	238	0	(12)
Pay(5)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		2,000	50	(1)	49	0	(6)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		200	19	1	20	0	(3)
Pay(5)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		200	13	(8)	5	0	(3)
Pay	3-Month ZAR-JIBAR	7.045	Quarterly	06/18/2024	ZAR	20,600	0	117	117	3	0
Receive	3-Month ZAR-JIBAR	6.930	Quarterly	06/19/2024		15,300	0	(83)	(83)	0	(3)
Pay	3-Month ZAR-JIBAR	7.060	Quarterly	11/18/2024		18,400	0	110	110	4	0
Pay	3-Month ZAR-JIBAR	7.065	Quarterly	11/18/2024		13,600	1	80	81	3	0
Pay	3-Month ZAR-JIBAR	7.025	Quarterly	11/19/2024		5,900	0	35	35	1	0
Pay	3-Month ZAR-JIBAR	6.953	Quarterly	12/18/2024		8,500	0	47	47	2	0
Receive	3-Month ZAR-JIBAR	6.860	Quarterly	01/17/2025		17,300	0	(97)	(97)	0	(3)
Pay	3-Month ZAR-JIBAR	6.610	Quarterly	02/19/2025		5,900	0	29	29	1	0
Pay	3-Month ZAR-JIBAR	7.110	Quarterly	04/07/2025		9,500	0	60	60	2	0
Receive	3-Month ZAR-JIBAR	6.370	Quarterly	04/17/2025		8,400	0	(36)	(36)	0	(2)
Receive	3-Month ZAR-JIBAR	5.240	Quarterly	05/19/2025		8,700	0	(11)	(11)	0	(2)
Receive	3-Month ZAR-JIBAR	5.030	Quarterly	08/07/2025		6,300	0	(3)	(3)	0	(1)
Pay	3-Month ZAR-JIBAR	4.938	Quarterly	09/18/2025		4,200	0	0	0	1	0
Receive	6-Month AUD-BBR-BBSW	1.000	Semi-Annual	06/17/2025	AUD	1,200	(20)	(12)	(32)	0	0
Pay	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030		4,300	17	147	164	1	0
Pay	6-Month CLP-CHILIBOR	2.340	Semi-Annual	01/22/2025	CLP	932,500	0	68	68	0	0
Receive	6-Month CLP-CHILIBOR	1.100	Semi-Annual	08/11/2025		143,600	0	1	1	0	0
Pay	6-Month CLP-CHILIBOR	2.570	Semi-Annual	12/19/2026		442,300	0	37	37	0	0
Pay	6-Month CLP-CHILIBOR	2.750	Semi-Annual	02/21/2027		92,000	0	8	8	0	0
Receive	6-Month CLP-CHILIBOR	2.347	Semi-Annual	03/31/2027		93,600	0	(5)	(5)	0	(1)
Receive	6-Month CLP-CHILIBOR	1.670	Semi-Annual	05/22/2027		338,600	0	0	0	0	0
Receive	6-Month CLP-CHILIBOR	1.920	Semi-Annual	06/19/2027		229,600	0	(4)	(4)	0	0
Receive	6-Month CLP-CHILIBOR	1.655	Semi-Annual	08/20/2027		257,500	0	2	2	0	0
Receive	6-Month CZK-PRIBOR	1.750	Annual	03/20/2024	CZK	41,800	19	(115)	(96)	0	0
Receive	6-Month CZK-PRIBOR	2.000	Annual	06/19/2024		11,400	(7)	(23)	(30)	0	0
Receive	6-Month CZK-PRIBOR	1.890	Annual	11/15/2024		14,400	(1)	(44)	(45)	0	0
Pay	6-Month CZK-PRIBOR	1.798	Annual	11/29/2024		29,100	(17)	101	84	0	0
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		2,200	0	7	7	0	0
Receive	6-Month CZK-PRIBOR	0.730	Annual	04/03/2025		2,900	0	(1)	(1)	0	0
Pay	6-Month CZK-PRIBOR	0.690	Annual	04/21/2025		9,200	0	2	2	0	0
Pay	6-Month CZK-PRIBOR	0.475	Annual	05/21/2025		17,600	0	(3)	(3)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month CZK-PRIBOR	0.649%	Annual	06/19/2025	CZK	500	$0	$0	$0	$0	$0
Pay	6-Month CZK-PRIBOR	0.776	Annual	08/20/2025		6,000	0	3	3	0	0
Pay	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025		9,900	0	2	2	0	0
Pay	6-Month CZK-PRIBOR	0.863	Annual	09/22/2030		13,600	3	0	3	0	0
Pay(5)	6-Month EUR-EURIBOR	0.500	Annual	12/16/2022	EUR	900	(1)	1	0	0	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	12/16/2025		3,000	(24)	(7)	(31)	0	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	12/16/2030		1,800	8	(2)	6	0	0
Receive(5)	6-Month EUR-EURIBOR	0.250	Annual	12/16/2050		500	(30)	(19)	(49)	1	0
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	100	(7)	3	(4)	0	0
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		1,000	(73)	24	(49)	2	0
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		100	7	(2)	5	0	0
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		1,100	85	(25)	60	0	(1)
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024	HUF	472,300	(14)	28	14	1	0
Pay	6-Month HUF-BBR	0.648	Annual	08/09/2024		190,200	(2)	(12)	(14)	1	0
Pay	6-Month HUF-BBR	0.810	Annual	11/11/2024		128,800	1	(8)	(7)	1	0
Receive	6-Month HUF-BBR	0.790	Annual	12/19/2024		326,500	0	19	19	0	(1)
Receive	6-Month HUF-BBR	1.050	Annual	12/19/2024		284,300	3	3	6	0	(1)
Receive	6-Month HUF-BBR	1.441	Annual	02/21/2025		203,200	0	(9)	(9)	0	(1)
Receive	6-Month HUF-BBR	1.120	Annual	04/03/2025		58,400	0	1	1	0	0
Receive	6-Month HUF-BBR	1.460	Annual	04/09/2025		122,100	0	(3)	(3)	0	(1)
Receive	6-Month HUF-BBR	1.650	Annual	04/14/2025		122,100	0	(6)	(6)	0	(1)
Receive	6-Month HUF-BBR	1.295	Annual	04/21/2025		72,800	0	0	0	0	0
Receive	6-Month HUF-BBR	1.335	Annual	04/22/2025		35,200	0	0	0	0	0
Receive	6-Month HUF-BBR	1.340	Annual	04/23/2025		79,000	0	0	0	0	0
Receive	6-Month HUF-BBR	1.025	Annual	05/21/2025		114,900	0	6	6	0	0
Receive	6-Month HUF-BBR	0.995	Annual	06/19/2025		132,500	0	7	7	0	(1)
Pay	6-Month HUF-BBR	0.811	Annual	08/11/2025		184,400	0	(15)	(15)	1	0
Pay	6-Month HUF-BBR	1.130	Annual	08/24/2025		109,500	0	(4)	(4)	1	0
Receive	6-Month HUF-BBR	1.188	Annual	09/22/2025		48,600	0	1	1	0	0
Pay(5)	6-Month JPY-LIBOR	0.250	Semi-Annual	12/16/2025	JPY	19,300	(2)	0	(2)	0	0
Receive (5)	6-Month JPY-LIBOR	0.000	Semi-Annual	12/16/2030		342,000	20	(12)	8	0	(2)
Pay	6-Month PLN-WIBOR	2.250	Annual	03/20/2024	PLN	1,800	5	31	36	0	0
Receive	6-Month PLN-WIBOR	2.000	Annual	06/19/2024		1,600	(4)	(23)	(27)	0	0
Receive	6-Month PLN-WIBOR	1.665	Annual	12/19/2024		5,000	0	(84)	(84)	0	0
Pay	6-Month PLN-WIBOR	1.933	Annual	01/17/2025		3,500	(5)	75	70	0	0
Pay	6-Month PLN-WIBOR	1.813	Annual	02/21/2025		1,300	0	24	24	0	0
Receive	6-Month PLN-WIBOR	0.830	Annual	03/31/2025		400	0	(2)	(2)	0	0
Receive	6-Month PLN-WIBOR	0.858	Annual	04/01/2025		600	0	(3)	(3)	0	0
Receive	6-Month PLN-WIBOR	0.855	Annual	04/03/2025		1,000	0	(4)	(4)	0	0
Receive	6-Month PLN-WIBOR	0.830	Annual	04/07/2025		800	0	(3)	(3)	0	0
Receive	6-Month PLN-WIBOR	0.739	Annual	04/09/2025		1,000	0	(3)	(3)	0	0
Receive	6-Month PLN-WIBOR	0.575	Annual	04/21/2025		200	0	0	0	0	0
Receive	6-Month PLN-WIBOR	0.588	Annual	04/21/2025		1,300	0	(2)	(2)	0	0
Receive	6-Month PLN-WIBOR	0.598	Annual	04/22/2025		2,300	0	(3)	(3)	0	0
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		4,300	0	(9)	(9)	0	0
Pay	6-Month PLN-WIBOR	0.603	Annual	06/19/2025		1,400	0	3	3	0	0
Pay	6-Month PLN-WIBOR	0.570	Annual	06/22/2025		3,600	1	4	5	0	0
Pay	6-Month SGD-SOR	1.475	Semi-Annual	12/18/2024	SGD	300	0	11	11	0	0
Pay	6-Month SGD-SOR	1.488	Semi-Annual	03/18/2025		2,000	0	70	70	1	0
Receive	6-Month SGD-SOR	0.870	Semi-Annual	06/17/2025		800	0	(13)	(13)	0	0
Pay	6-Month SGD-SOR	0.880	Semi-Annual	06/17/2025		700	0	11	11	0	0
Receive	6-Month SGD-SOR	0.445	Semi-Annual	09/16/2025		600	0	0	0	0	0
Receive	6-Month SGD-SOR	0.513	Semi-Annual	09/16/2025		500	0	(1)	(1)	0	0
Pay	6-Month SGD-SOR	0.534	Semi-Annual	09/16/2025		200	0	1	1	0	0
Pay	6-Month SGD-SOR	0.645	Semi-Annual	09/16/2025		1,900	0	13	13	1	0
Pay(5)	6-Month SGD-SOR	0.503	Semi-Annual	12/16/2025		500	0	0	0	0	0
Receive(5)	6-Month SGD-SOR	0.561	Semi-Annual	12/16/2025		2,600	0	(7)	(7)	0	(1)
Pay(5)	6-Month SGD-SOR	0.798	Semi-Annual	12/16/2030		200	0	0	0	0	0
Pay(5)	6-Month SGD-SOR	0.811	Semi-Annual	12/16/2030		200	0	0	0	0	0
Pay(5)	6-Month SGD-SOR	0.837	Semi-Annual	12/16/2030		300	0	0	0	0	0
Pay(5)	6-Month SGD-SOR	0.838	Semi-Annual	12/16/2030		300	0	0	0	0	0
Pay(5)	6-Month SGD-SOR	0.847	Semi-Annual	12/16/2030		300	0	1	1	0	0
Pay(5)	6-Month SGD-SOR	0.848	Semi-Annual	12/16/2030		500	0	1	1	1	0

36	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	8.038%	Lunar	02/29/2024	MXN	36,200	$(17)	$(158)	$(175)	$0	$(1)
Receive	28-Day MXN-TIIE	6.785	Lunar	09/11/2024		11,300	0	(37)	(37)	0	0
Receive	28-Day MXN-TIIE	6.555	Lunar	11/13/2024		9,400	0	(27)	(27)	0	0
Pay	28-Day MXN-TIIE	6.450	Lunar	12/11/2024		14,000	0	38	38	1	0
Pay	28-Day MXN-TIIE	6.590	Lunar	01/13/2025		29,600	0	88	88	1	0
Pay	28-Day MXN-TIIE	6.373	Lunar	02/13/2025		6,000	0	16	16	0	0
Pay	28-Day MXN-TIIE	6.405	Lunar	02/13/2025		4,600	0	12	12	0	0
Pay	28-Day MXN-TIIE	6.435	Lunar	02/13/2025		4,700	0	13	13	0	0
Pay	28-Day MXN-TIIE	6.398	Lunar	02/14/2025		11,900	0	32	32	1	0
Pay	28-Day MXN-TIIE	6.405	Lunar	02/14/2025		9,400	0	25	25	0	0
Receive	28-Day MXN-TIIE	5.130	Lunar	05/14/2025		8,400	0	(2)	(2)	0	0
Pay	28-Day MXN-TIIE	5.120	Lunar	06/12/2025		3,900	0	1	1	0	0
Receive	28-Day MXN-TIIE	4.900	Lunar	07/14/2025		2,100	0	1	1	0	0
Pay	28-Day MXN-TIIE	4.905	Lunar	07/14/2025		1,300	0	0	0	0	0
Receive	28-Day MXN-TIIE	4.863	Lunar	09/15/2025		7,000	0	3	3	0	0
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	50	(9)	1	(8)	0	0
Receive	CPURNSA	2.395	Maturity	06/07/2033		$210	(19)	(1)	(20)	0	0
Pay	CPURNSA	2.296	Maturity	11/05/2033		530	44	(3)	41	0	(1)
Receive	CPURNSA	2.116	Maturity	02/19/2034		1,200	0	(50)	(50)	1	0
Pay	CPURNSA	2.218	Maturity	03/05/2034		60	0	4	4	0	0
Pay	CPURNSA	2.219	Maturity	03/05/2034		170	8	2	10	0	0
Receive	CPURNSA	2.206	Maturity	05/03/2034		400	0	(22)	(22)	1	0
Pay	CPURNSA	1.873	Maturity	02/05/2035		160	0	0	0	0	0
Receive	CPURNSA	1.718	Maturity	03/03/2035		200	0	5	5	0	0
Pay	CPURNSA	1.528	Maturity	03/30/2035		200	0	(12)	(12)	0	0
Pay	CPURNSA	1.562	Maturity	06/02/2035		40	(1)	(2)	(3)	0	0
Pay	CPURNSA	1.783	Maturity	08/03/2035		240	(12)	3	(9)	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	200	10	(1)	9	0	0
Pay	UKRPI	3.593	Maturity	11/15/2028		100	7	(1)	6	0	0
Pay	UKRPI	3.595	Maturity	11/15/2028		200	13	(1)	12	0	0
Pay	UKRPI	3.480	Maturity	01/15/2030		300	7	(2)	5	0	(1)
Receive	UKRPI	3.560	Maturity	11/15/2033		290	2	(27)	(25)	2	0
Pay	UKRPI	3.531	Maturity	02/15/2034		600	0	43	43	0	(4)
Pay	UKRPI	3.540	Maturity	03/15/2034		60	3	1	4	0	(1)
Pay	UKRPI	3.611	Maturity	05/15/2034		200	0	17	17	0	(2)
Pay	UKRPI	3.288	Maturity	02/15/2035		200	0	(4)	(4)	0	(2)
Receive	UKRPI	3.350	Maturity	02/15/2035		90	0	0	0	1	0
Receive	UKRPI	3.220	Maturity	03/15/2035		320	7	5	12	3	0

							$(504)	$625	$121	$93	$(89)

Total Swap Agreements							$(526)	$672	$146	$94	$(89)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability(6)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$33	$94	$127	$0	$(10)	$(92)	$(102)

Cash of $956 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)	Unsettled variation margin asset of $3 and liability of $(2) for closed futures and unsettled variation margin liability of $(3) for closed swap agreements is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	$	89	CAD	120	$0	$0
	11/2020	CAD	120	$	89	0	(1)
	11/2020	JPY	700		7	0	0
	11/2020	$	32	AUD	45	0	0
	11/2020		7	EUR	6	0	0
	11/2020		526	JPY	56,109	6	0
	12/2020	CAD	131	$	100	2	0
	12/2020	CHF	91		100	1	0
	12/2020	CZK	1,119		50	2	0
	12/2020	EUR	84		100	1	0
	12/2020	IDR	2,221,925		146	0	(2)
	12/2020	PHP	20,842		422	0	(7)
	12/2020	PLN	572		150	2	(1)
	12/2020	$	50	EUR	42	0	(1)
	12/2020		50	PLN	187	0	(2)
	12/2020		399	SGD	547	2	0
	12/2020		50	THB	1,584	0	0
	12/2020	ZAR	850	$	50	0	0
BPS	10/2020	CLP	310,588		404	8	0
	10/2020	CZK	1,787		79	2	0
	10/2020	EUR	6		7	0	0
	10/2020	$	4	HUF	1,111	0	0
	11/2020	AUD	201	$	144	0	0
	11/2020	CAD	1,383		1,045	6	0
	11/2020	CHF	1,109		1,222	16	0
	11/2020	NZD	1,109		728	0	(5)
	11/2020	PLN	250		66	2	0
	12/2020	EUR	42		50	0	0
	12/2020	KRW	674,359		569	0	(9)
	12/2020	NOK	447		50	2	0
	12/2020	NZD	227		150	1	(1)
	12/2020	$	100	AUD	140	1	(1)
	12/2020		50	CZK	1,100	0	(2)
	12/2020		50	EUR	42	0	0
	12/2020		50	INR	3,781	1	0

38	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2020	$	50	KRW	59,163	$1	$0
	12/2020		50	PEN	179	0	0
	12/2020		50	PHP	2,433	0	0
	12/2020		50	ZAR	872	2	0
BRC	10/2020		15	HUF	4,486	0	(1)
	11/2020		12	GBP	9	0	0
	11/2020		14	JPY	1,500	0	0
	12/2020	NZD	74	$	50	1	0
	12/2020	SEK	438		50	1	0
	12/2020	$	115	MXN	2,614	2	0
	12/2020		50	MYR	208	0	0
	02/2021	CZK	95	$	4	0	0
CBK	10/2020	BRL	1,456		258	0	(1)
	10/2020	CAD	37		28	0	0
	10/2020	CZK	94		4	0	0
	10/2020	GBP	39		52	1	0
	10/2020	MXN	5		0	0	0
	10/2020	$	260	BRL	1,456	0	(1)
	10/2020		420	CAD	559	1	(1)
	10/2020		342	CHF	316	1	0
	10/2020		3	HUF	1,069	0	0
	10/2020		93	PEN	329	0	(2)
	11/2020	CAD	278	$	208	0	(1)
	11/2020	CHF	316		342	0	(1)
	11/2020	GBP	63		82	1	0
	11/2020	PEN	1,329		372	3	0
	11/2020	$	19	AUD	26	0	(1)
	11/2020		12	EUR	10	0	0
	11/2020		3	PLN	10	0	0
	11/2020		69	ZAR	1,156	0	0
	12/2020	AUD	137	$	100	2	0
	12/2020	CHF	91		100	1	0
	12/2020	CZK	2,245		100	3	0
	12/2020	MXN	1,074		50	2	0
	12/2020	PEN	177		50	1	0
	12/2020	PLN	375		100	3	0
	12/2020	RUB	6,172		80	1	0
	12/2020	TRY	383		50	1	0
	12/2020	$	50	PEN	179	0	0
	12/2020		100	RUB	7,709	0	(1)
	02/2021		417	MXN	9,578	10	0
	03/2021		0		5	0	0
FBF	12/2020	AUD	206	$	150	3	0
GLM	10/2020	BRL	456	EUR	69	0	0
	10/2020	CZK	1,828	$	81	2	0
	10/2020	EUR	69	BRL	457	1	0
	10/2020	GBP	8	$	10	0	0
	10/2020	MXN	5,550		254	4	0
	10/2020	PEN	329		92	1	0
	10/2020	$	8	HUF	2,359	0	0
	10/2020		11	MXN	235	0	0
	11/2020	EUR	69	BRL	457	0	0
	11/2020	SEK	1,270	$	145	3	0
	12/2020	BRL	284		50	0	0
	12/2020	INR	110,753		1,462	0	(32)
	12/2020	MXN	1,114		50	0	0
	12/2020	MYR	418		100	0	(1)
	12/2020	RUB	11,506		152	5	0
	12/2020	SGD	488		355	0	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2020	TWD	9,587	$	332	$0	$(2)
	12/2020	$	50	ILS	174	1	0
	12/2020		150	INR	11,297	3	0
	12/2020		254	KRW	301,083	4	0
	12/2020		50	MXN	1,126	1	0
	12/2020		372	MYR	1,567	5	0
	12/2020		102	RUB	7,709	0	(3)
	02/2021	PEN	1,216	$	338	1	0
HUS	10/2020	BRL	1,736		307	0	(2)
	10/2020	CAD	290		220	3	0
	10/2020	CHF	316		349	6	0
	10/2020	HUF	16,337		54	1	0
	10/2020	$	311	BRL	1,736	1	(3)
	10/2020		474	EUR	398	0	(8)
	10/2020		10	GBP	8	0	0
	11/2020	GBP	169	$	221	3	0
	11/2020	PLN	36		9	0	0
	11/2020	$	307	BRL	1,736	2	0
	11/2020		23	CAD	30	0	0
	11/2020		852	JPY	90,400	6	0
	11/2020		75	ZAR	1,250	0	0
	12/2020	CNY	1,204	$	172	0	(5)
	12/2020	GBP	39		50	0	0
	12/2020	THB	12,538		402	6	0
	12/2020	$	154	COP	563,495	0	(7)
	12/2020		100	KRW	117,200	1	0
	12/2020		100	PEN	354	0	(2)
	12/2020		25	SGD	34	0	0
	12/2020		50	TRY	382	0	(1)
IND	12/2020	MYR	650	$	154	0	(2)
	02/2021	CZK	16		1	0	0
JPM	10/2020	$	199	CLP	155,993	0	(1)
	10/2020		0	MXN	5	0	0
	10/2020		179	TRY	1,361	0	(4)
	11/2020	AUD	74	$	53	0	0
	11/2020	CAD	239		183	3	0
	11/2020	PLN	44		12	0	0
	11/2020	$	26	AUD	36	0	(1)
	11/2020		11	CAD	14	0	0
	11/2020		15	EUR	13	0	0
	11/2020		45	NOK	405	0	(1)
	11/2020		195	NZD	292	0	(2)
	11/2020		90	ZAR	1,520	1	0
	12/2020	CHF	92	$	100	0	(1)
	12/2020	GBP	78		100	0	(1)
	12/2020	IDR	757,900		50	0	(1)
	12/2020	INR	11,107		150	0	0
	12/2020	KRW	118,680		100	0	(2)
	12/2020	PEN	177		50	1	0
	12/2020	PHP	2,439		50	0	0
	12/2020	SGD	68		50	0	0
	12/2020	$	109	COP	400,487	0	(5)
	12/2020		50	PHP	2,439	0	0
	02/2021		5	ILS	16	0	0
MYI	10/2020	BRL	455	$	81	0	0
	10/2020	CAD	155		118	1	0
	10/2020	$	81	BRL	455	0	0
	10/2020		5	HUF	1,450	0	0
	11/2020	PLN	472	$	126	3	0

40	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2020	$	48	CAD	63	$0	$(1)
	11/2020		13	EUR	11	0	0
	11/2020		11	JPY	1,200	0	0
	11/2020		10	PLN	41	0	0
	11/2020		1,001	SEK	8,675	0	(32)
	12/2020	CZK	1,164	$	50	0	0
	12/2020	SEK	865		100	3	0
	12/2020	$	100	AUD	138	0	(1)
	12/2020		50	MYR	207	0	0
	12/2020		200	RUB	15,078	0	(7)
RBC	10/2020	CAD	145	$	111	2	0
SCX	10/2020	HUF	25,104		80	0	(1)
	11/2020	AUD	933		679	11	0
	11/2020	EUR	53		63	1	0
	11/2020	$	21	AUD	29	0	0
	11/2020		155	CHF	142	0	(1)
	11/2020		460	EUR	392	0	0
	11/2020		25	GBP	19	0	0
	11/2020		47	JPY	4,900	0	0
	11/2020	ZAR	2,476	$	147	0	(1)
	12/2020	PHP	12,562		255	0	(4)
	12/2020	$	406	IDR	6,095,334	1	0
	12/2020		688	INR	52,397	18	0
	12/2020		50	SGD	68	0	0
	02/2021	ILS	122	$	36	0	0
SOG	11/2020	$	64	ZAR	1,088	0	0
SSB	10/2020	CAD	283	$	215	3	0
	10/2020	$	81	BRL	455	0	(1)
	10/2020		173	CAD	231	1	0
	10/2020		4	HUF	1,174	0	0
	11/2020	BRL	455	$	81	1	0
	11/2020	CAD	231		173	0	(1)
	12/2020		66		50	1	0
	12/2020	KRW	58,741		50	0	0
	12/2020	MXN	1,059		50	2	0
	12/2020	MYR	208		50	0	0
	12/2020	NZD	77		50	0	(1)
	12/2020	SEK	872		100	3	0
	12/2020	SGD	69		50	0	(1)
	12/2020	$	100	CHF	91	0	(2)
	12/2020		170	CNH	1,199	6	0
	12/2020		50	INR	3,708	0	0
	12/2020		100	SEK	873	0	(3)
	12/2020		50	SGD	68	0	0
UAG	10/2020		5	HUF	1,452	0	0
	11/2020	EUR	1,032	$	1,223	12	0
	11/2020	NOK	6,015		677	32	0
	11/2020	$	12	AUD	17	0	0
	11/2020		7	EUR	6	0	0
	11/2020		13	GBP	10	0	0
	12/2020	EUR	86	$	100	0	(1)
	12/2020	NOK	454		50	1	0
	12/2020	$	50	CAD	66	0	(1)
	12/2020		50	NOK	443	0	(3)
	12/2020		50	PEN	179	0	0
	12/2020		50	SEK	440	0	(1)
	02/2021	CZK	26	$	1	0	0

Total Forward Foreign Currency Contracts						$263	$(194)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	8,500	$21	$34
MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	4,300	16	97
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	9,300	37	205
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	2,200	18	181
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	2,300	13	160
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	100	0	10

							$105	$687

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	$62.000	10/07/2020	1,600	$0	$0

Total Purchased Options					$105	$687

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	600	$(7)	$(15)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	1,100	(14)	(24)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	1,200	(18)	(182)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	1,200	(13)	(155)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	1,400	(16)	(96)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	3,000	(37)	(216)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	200	0	(8)

Total Written Options							$(105)	$(696)

42	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	1-Day INR-MIBOR Compounded-OIS	5.410%	Semi-Annual	12/18/2024	INR	49,000	$0	$30	$30	$0
	Pay	1-Day INR-MIBOR Compounded-OIS	5.545	Semi-Annual	01/20/2025		40,000	0	27	27	0
	Receive	3-Month CNY-CNREPOFIX	2.580	Quarterly	02/20/2025	CNY	3,800	0	1	1	0
	Pay	3-Month CNY-CNREPOFIX	2.330	Quarterly	06/18/2025		4,200	0	(9)	0	(9)
	Pay	3-Month ILS-TELBOR	0.450	Annual	09/19/2024	ILS	1,900	0	6	6	0
	Receive	3-Month ILS-TELBOR	0.433	Annual	01/22/2025		1,800	0	(7)	0	(7)
	Receive	3-Month ILS-TELBOR	0.420	Annual	01/23/2025		1,800	0	(6)	0	(6)
	Receive	3-Month ILS-TELBOR	0.425	Annual	01/23/2025		1,100	0	(4)	0	(4)
	Receive	3-Month ILS-TELBOR	0.293	Annual	02/25/2025		400	0	(1)	0	(1)
	Pay	3-Month ILS-TELBOR	0.515	Annual	04/03/2025		1,100	0	5	5	0
	Pay	3-Month ILS-TELBOR	0.510	Annual	04/07/2025		400	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.320	Annual	04/21/2025		2,200	0	4	4	0
	Receive	3-Month ILS-TELBOR	0.300	Annual	05/21/2025		1,500	0	(2)	0	(2)
	Receive	3-Month ILS-TELBOR	0.214	Annual	07/21/2025		900	0	0	0	0
	Receive	3-Month ILS-TELBOR	0.265	Annual	09/23/2025		1,400	0	0	0	0
	Pay	3-Month ILS-TELBOR	0.660	Annual	09/23/2030		900	0	0	0	0
	Pay	3-Month KRW-KORIBOR	0.975	Quarterly	06/18/2025	KRW	698,500	0	3	3	0
	Receive	3-Month MYR-KLIBOR	3.258	Quarterly	01/17/2025	MYR	1,900	0	(24)	0	(24)
	Pay	3-Month MYR-KLIBOR	2.215	Quarterly	06/17/2025		1,400	0	3	3	0
	Pay	3-Month MYR-KLIBOR	2.295	Quarterly	06/17/2025		1,100	0	3	3	0
	Receive	3-Month MYR-KLIBOR	1.865	Quarterly	09/17/2025		1,400	0	3	3	0
	Pay	3-Month MYR-KLIBOR	1.965	Quarterly	09/17/2025		3,200	0	(3)	0	(3)
	Pay	3-Month MYR-KLIBOR	2.053	Quarterly	09/17/2025		2,600	0	0	0	0
	Pay	3-Month MYR-KLIBOR	2.174	Quarterly	09/17/2025		1,400	0	2	2	0
	Pay	3-Month MYR-KLIBOR	2.194	Quarterly	09/17/2025		2,800	0	5	5	0
	Pay	6-Month THB-THBFIX	0.885	Semi-Annual	06/17/2025	THB	8,500	0	2	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	6-Month THB-THBFIX	0.692%	Semi-Annual	09/16/2025	THB	5,700	$0	$0	$0	$0
BPS	Pay	3-Month CNY-CNREPOFIX	3.028	Quarterly	12/18/2024	CNY	3,700	0	9	9	0
	Pay	3-Month CNY-CNREPOFIX	1.890	Quarterly	04/20/2025		1,800	0	(9)	0	(9)
	Receive	3-Month ILS-TELBOR	0.365	Annual	12/20/2024	ILS	1,200	0	(3)	0	(3)
	Pay	3-Month ILS-TELBOR	0.542	Annual	03/31/2025		800	0	4	4	0
	Receive	3-Month KRW-KORIBOR	0.985	Quarterly	04/20/2025	KRW	740,500	0	(3)	0	(3)
	Receive	3-Month MYR-KLIBOR	2.450	Quarterly	06/17/2025	MYR	1,100	0	(5)	0	(5)
	Receive	6-Month THB-THBFIX	0.970	Semi-Annual	03/18/2025	THB	14,900	(3)	(3)	0	(6)
	Pay	6-Month THB-THBFIX	0.890	Semi-Annual	06/17/2025		8,500	0	3	3	0
	Pay	6-Month THB-THBFIX	0.900	Semi-Annual	06/17/2025		8,500	0	3	3	0
CBK	Pay	1-Day INR-MIBOR Compounded-OIS	4.740	Semi-Annual	04/07/2025	INR	45,100	0	11	11	0
	Pay	3-Month CNY-CNREPOFIX	2.930	Quarterly	01/20/2025	CNY	3,200	0	7	7	0
	Receive	3-Month ILS-TELBOR	0.367	Annual	12/20/2024	ILS	1,400	0	(4)	0	(4)
	Receive	3-Month ILS-TELBOR	0.443	Annual	01/22/2025		5,600	0	(21)	0	(21)
	Pay	3-Month ILS-TELBOR	0.515	Annual	04/07/2025		400	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.215	Annual	08/11/2025		1,300	0	0	0	0
	Receive	3-Month MYR-KLIBOR	2.798	Quarterly	03/18/2025	MYR	3,400	0	(27)	0	(27)
	Pay	3-Month MYR-KLIBOR	2.265	Quarterly	06/17/2025		1,100	0	3	3	0
	Receive	3-Month MYR-KLIBOR	2.465	Quarterly	06/17/2025		600	0	(3)	0	(3)
	Pay	3-Month MYR-KLIBOR	1.955	Quarterly	09/16/2025		1,200	0	(1)	0	(1)
	Receive	3-Month MYR-KLIBOR	1.895	Quarterly	09/17/2025		1,600	0	3	3	0
	Pay	3-Month MYR-KLIBOR	2.130	Quarterly	09/17/2025		800	0	1	1	0
	Pay	3-Month MYR-KLIBOR	2.248	Quarterly	09/17/2025		1,400	0	3	3	0
	Receive	6-Month THB-THBFIX	1.315	Semi-Annual	12/19/2024	THB	22,900	0	(21)	0	(21)
	Pay	6-Month THB-THBFIX	0.973	Semi-Annual	06/17/2025		13,600	0	6	6	0
	Pay	6-Month THB-THBFIX	1.075	Semi-Annual	06/17/2025		9,400	0	5	5	0
	Pay	6-Month THB-THBFIX	0.700	Semi-Annual	09/16/2025		14,900	0	(1)	0	(1)
	Receive	6-Month THB-THBFIX	0.860	Semi-Annual	09/16/2025		12,000	0	(3)	0	(3)

44	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month ILS-TELBOR	0.375%	Annual	11/20/2024	ILS	1,300	$0	$4	$4	$0
	Receive	3-Month ILS-TELBOR	0.320	Annual	12/19/2024		2,200	0	(5)	0	(5)
	Receive	3-Month ILS-TELBOR	0.319	Annual	02/21/2025		4,400	0	(9)	0	(9)
	Receive	3-Month ILS-TELBOR	0.329	Annual	02/24/2025		4,000	0	(8)	0	(8)
	Pay	3-Month ILS-TELBOR	0.540	Annual	04/01/2025		2,000	0	10	10	0
	Pay	3-Month ILS-TELBOR	0.520	Annual	04/03/2025		600	0	3	3	0
	Pay	3-Month ILS-TELBOR	0.355	Annual	04/10/2025		900	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.340	Annual	04/14/2025		1,200	0	2	2	0
	Pay	3-Month ILS-TELBOR	0.248	Annual	06/19/2025		500	0	0	0	0
	Receive	3-Month ILS-TELBOR	0.215	Annual	07/22/2025		700	0	0	0	0
	Receive	3-Month ILS-TELBOR	0.250	Annual	08/20/2025		900	0	0	0	0
	Pay	3-Month ILS-TELBOR	0.650	Annual	09/23/2030		900	0	0	0	0
	Pay	3-Month KRW-KORIBOR	1.755	Quarterly	02/07/2024	KRW	654,700	10	8	18	0
	Pay	3-Month KRW-KORIBOR	1.373	Quarterly	11/19/2024		949,500	0	18	18	0
	Receive	3-Month MYR-KLIBOR	1.943	Quarterly	09/17/2025	MYR	1,400	0	2	2	0
	Receive	6-Month THB-THBFIX	0.870	Semi-Annual	03/18/2025	THB	47,000	0	(12)	0	(12)
	Pay	6-Month THB-THBFIX	1.035	Semi-Annual	06/17/2025		15,300	0	8	8	0
	Pay	6-Month THB-THBFIX	0.680	Semi-Annual	09/16/2025		14,400	0	(1)	0	(1)
	Pay	6-Month THB-THBFIX	0.690	Semi-Annual	09/16/2025		9,200	0	(1)	0	(1)
	Receive	6-Month THB-THBFIX	0.863	Semi-Annual	09/16/2025		9,100	0	(2)	0	(2)
HUS	Pay	3-Month ILS-TELBOR	0.670	Annual	09/22/2030	ILS	900	0	0	0	0
JPM	Receive	3-Month CNY-CNREPOFIX	2.590	Quarterly	02/20/2025	CNY	3,800	0	1	1	0
	Pay	3-Month ILS-TELBOR	1.026	Annual	02/19/2024	ILS	6,000	4	58	62	0
	Receive	3-Month ILS-TELBOR	0.345	Annual	12/19/2024		2,200	0	(6)	0	(6)
	Receive	3-Month KRW-KORIBOR	1.690	Quarterly	04/17/2024	KRW	1,903,700	0	(52)	0	(52)
	Receive	3-Month KRW-KORIBOR	1.358	Quarterly	07/18/2024		1,259,700	(2)	(20)	0	(22)
	Receive	3-Month KRW-KORIBOR	1.453	Quarterly	01/21/2025		612,000	0	(14)	0	(14)
MYC	Receive	1-Day INR-MIBOR Compounded-OIS	5.150	Semi-Annual	02/24/2025	INR	61,200	0	(27)	0	(27)
	Receive	3-Month MYR-KLIBOR	1.900	Quarterly	09/17/2025	MYR	1,400	0	2	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	3-Month MYR-KLIBOR	1.940%	Quarterly	09/17/2025	MYR	900	$0	$1	$1	$0
	Receive	3-Month MYR-KLIBOR	1.953	Quarterly	09/17/2025		1,000	0	1	1	0
	Receive	3-Month MYR-KLIBOR	1.960	Quarterly	09/17/2025		1,400	0	1	1	0
	Pay	3-Month MYR-KLIBOR	2.040	Quarterly	09/17/2025		1,100	0	0	0	0
	Pay	6-Month THB-THBFIX	1.050	Semi-Annual	06/17/2025	THB	600	0	0	0	0
	Pay	6-Month THB-THBFIX	0.790	Semi-Annual	09/16/2025		7,500	0	1	1	0
	Pay	6-Month THB-THBFIX	0.798	Semi-Annual	09/16/2025		13,000	0	1	1	0
	Pay	6-Month THB-THBFIX(2)	0.808	Semi-Annual	12/16/2025		12,000	0	1	1	0
NGF	Pay	3-Month CNY-CNREPOFIX	2.933	Quarterly	01/20/2025	CNY	2,900	0	6	6	0
	Receive	6-Month THB-THBFIX	1.300	Semi-Annual	01/21/2025	THB	18,000	0	(16)	0	(16)
	Receive	6-Month THB-THBFIX	1.318	Semi-Annual	01/21/2025		24,000	0	(22)	0	(22)
	Pay	6-Month THB-THBFIX	1.036	Semi-Annual	06/17/2025		20,700	0	11	11	0
SCX	Receive	3-Month CNY-CNREPOFIX	2.580	Quarterly	02/20/2025	CNY	4,000	0	1	1	0
	Pay	3-Month KRW-KORIBOR	1.205	Quarterly	02/20/2025	KRW	2,854,000	0	38	38	0
	Pay	3-Month MYR-KLIBOR	2.130	Quarterly	09/17/2025	MYR	1,500	0	2	2	0
	Pay	6-Month THB-THBFIX	0.688	Semi-Annual	09/16/2025	THB	10,400	0	(1)	0	(1)
	Pay	6-Month THB-THBFIX	0.698	Semi-Annual	09/16/2025		10,400	0	0	0	0
	Pay	6-Month THB-THBFIX(2)	0.803	Semi-Annual	12/16/2025		12,500	0	1	1	0

								$9	$(17)	$353	$(361)

TOTAL RETURN SWAPS ON COMMODITY AND EQUITY INDICES

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GST	Pay	S&P 500 Total Return Index	2,083	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	$14,569	$0	$160	$160	$0
	Receive	CMDSKEWLS Index	3,312	0.250%	Monthly	02/16/2021	502	0	(3)	0	(3)
JPM	Receive	JMABFNJ2 Index(5)	13,563	0.000%	Monthly	12/31/2020	1,217	0	0	0	0
	Receive	ERAUSLT Index	42,034	0.431% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	13,234	0	(134)	0	(134)
	Pay	JPQIPRS1 Index(6)	13,890	(0.019)% (1-Month USD-LIBOR less a specified spread)	Monthly	02/10/2021	15,036	0	(1)	0	(1)

46	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive(3)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	JPQIPRL1 Index(7)	16,878	0.071% (1-Month USD-LIBOR less a specified spread)	Monthly	02/10/2021	$17,199	$0	$(2)	$0	$(2)
	Receive	JMABDEWE Index	465	0.300%	Monthly	02/16/2021	595	0	8	8	0
SOG	Receive	ERAUSLT Index	7,013	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/10/2021	2,208	0	(23)	0	(23)
	Pay	S&P 500 Total Return Index	226	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/10/2021	1,581	0	17	17	0

								$0	$22	$185	$(163)

Total Swap Agreements								$9	$5	$538	$(524)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
BOA	$16	$0	$96	$112	$(14)	$0	$(56)	$(70)	$42	$0	$42
BPS	42	0	19	61	(18)	0	(26)	(44)	17	0	17
BRC	4	34	0	38	(1)	(39)	0	(40)	(2)	0	(2)
CBK	31	0	41	72	(9)	0	(81)	(90)	(18)	0	(18)
FBF	3	0	0	3	0	0	0	0	3	0	3
GLM	31	0	67	98	(40)	0	(38)	(78)	20	0	20
GST	0	0	160	160	0	0	(3)	(3)	157	(440)	(283)
HUS	29	0	0	29	(28)	0	0	(28)	1	0	1
IND	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
JPM	5	0	71	76	(19)	0	(231)	(250)	(174)	261	87
MYC	0	653	8	661	0	(657)	(27)	(684)	(23)	19	(4)
MYI	7	0	0	7	(41)	0	0	(41)	(34)	0	(34)
NGF	0	0	17	17	0	0	(38)	(38)	(21)	0	(21)
RBC	2	0	0	2	0	0	0	0	2	0	2
SCX	31	0	42	73	(7)	0	(1)	(8)	65	0	65
SOG	0	0	17	17	0	0	(23)	(23)	(6)	0	(6)
SSB	17	0	0	17	(9)	0	0	(9)	8	0	8
UAG	45	0	0	45	(6)	0	0	(6)	39	0	39

Total Over the Counter	$263	$687	$538	$1,488	$(194)	$(696)	$(524)	$(1,414)

(i)

Securities with an aggregate market value of $280 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(3)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Cocoa March 2021 Futures	4.4%	$53
Copper March 2021 Futures	5.7	69
Cotton No. 02 March 2021 Futures	1.4	17
Gold 100 oz. December 2020 Futures	6.1	74
Nickel March 2021 Futures	4.3	54
Platinum January 2021 Futures	2.3	28
RBOB Gasoline March 2021 Futures	1.0	12
Silver December 2020 Futures	2.5	30
Sugar No. 11 March 2021 Futures	2.2	27
Zinc March 2021 Futures	1.1	13

Total Long Futures Contracts		$377

Cash	99.9%	$1,216

		$1,593

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum March 2022 Futures	(7.2)%	$(87)
Arabica Coffee March 2021 Futures	(0.1)	(1)
Brent Crude March 2021 Futures	(3.3)	(40)
Corn March 2021 Futures	(5.4)	(66)
Gas Oil March 2021 Futures	(2.5)	(30)
New York Harbor ULSD March 2021 Futures	(3.6)	(44)
NYMEX - Natural Gas March 2022 Futures	(1.2)	(15)
Wheat March 2021 Futures	(4.8)	(59)
WTI Crude March 2021 Futures	(2.8)	(34)

Total Short Futures Contracts		$(376)

		$1,217

(6)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2020:

Referenced Entity	% of Index	Value
Communication Services
Cellnex Telecom SA	0.4%	$60
Liberty Media Corp-Liberty Formula One	0.3	45
SoftBank Group Corp.	0.5	75
Z Holdings Corp.	0.3	45
Other Communication Services◀	5.0	752

Total Communication Services		$977

Consumer Discretionary
Burberry Group PLC	0.3%	$45
Faurecia SA	0.3	45
Ocado Group PLC	0.4	60
Zalando SE	0.3	45
Other Consumer Discretionary◀	8.6	1,294

Total Consumer Discretionary		$1,489

Consumer Staples
Davide Campari-Milano SPA	0.5%	$75
Estee Lauder Cos Inc/The	0.4	60
Kikkoman Corp.	0.3	45
Remy Cointreau S.A.	0.3	45
Shiseido Co. Ltd.	0.4	60
Unicharm Corp.	0.3	45
Other Consumer Staples◀	8.4	1,264

Total Consumer Staples		$1,594

Referenced Entity	% of Index	Value
Energy
Cenovus Energy, Inc.	0.3%	$45
Other Energy◀	3.3	496

Total Energy		$541

Financials
AMP Ltd.	0.3%	$45
Bank of Kyoto Ltd.	0.4	60
Exor NV	0.4	60
QBE Insurance Group Ltd.	0.4	60
Standard Chartered PLC	0.3	45
Other Financials◀	12.7	1,911

Total Financials		$2,181

Health Care
Alnylam Pharmaceuticals Inc.	0.3%	$45
Exact Sciences Corp	0.4	60
Insulet Corp.	0.3	45
M3, Inc.	0.4	60
PeptiDream Inc	0.3	45
Ramsay Health Care Ltd.	0.4	60
Ryman Healthcare Ltd.	0.3	45
Seattle Genetics Inc.	0.3	45
Other Health Care◀	6.7	1,008

Total Health Care		$1,413

48	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Referenced Entity	% of Index	Value
Industrials
Airbus SE	0.3%	$45
Boeing Co.	0.3	45
Daifuku Co. Ltd.	0.4	60
Ingersoll-Rand Inc.	0.4	60
Japan Airport Terminal Co	0.5	75
L3Harris Technologies Inc	0.4	60
MISUMI Group, Inc.	0.3	45
Park24 Co. Ltd.	0.3	45
Sydney Airport	0.3	45
Other Industrials◀	13.4	2,016

Total Industrials		$2,496

Information Technology
Shopify Inc.	0.3%	$45
Square Inc.	0.3	45
Yaskawa Electric Corp.	0.3	45
Other Information Technology ◀	9.6	1,444

Total Information Technology		$1,579

Materials
Freeport-McMoRan, Inc.	0.3%	$45
James Hardie Industries PLC	0.3	45
Nippon Paint Holdings Co. Ltd.	0.6	90
Orica Ltd.	0.3	45
Other Materials◀	4.3	647

Total Materials		$872

Referenced Entity	% of Index	Value
Real Estate
Alexandria Real Estate Equities, Inc.	0.3%	$45
Land Securities Group PLC	0.3	45
Nippon Prologis REIT, Inc.	0.3	45
Other Real Estate◀	5.3	797

Total Real Estate		$932

Utilities
Atmos Energy Corp.	0.3%	$45
RWE AG	0.4	60
UGI Corp.	0.3	45
Other Utilities◀	5.4	812

Total Utilities		$962

Total Value		$15,036

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2020.
(7)	The following table represents the top 50 individual positions and related values within the total return basket swap as of September 30, 2020:

Referenced Entity	% of Index	Value
Communication Services
Ntt Docomo, Inc.	0.4%	$69
Other Communication Services◀	5.7	978

Total Communication Services		$1,047

Consumer Discretionary
Abc-Mart Inc.	0.3%	$52
Best Buy Co., Inc.	0.3	52
eBay, Inc.	0.3	52
Home Depot, Inc.	0.3	52
Sega Sammy Holdings Inc.	0.3	52
Sekisui House Ltd.	0.3	52
Yum! Brands, Inc.	0.3	52
Other Consumer Discretionary◀	11.4	1,959

Total Consumer Discretionary		$2,323

Consumer Staples
Chocoladefabriken Lindt & Spruengli AG	0.3%	$52
Koninklijke Ahold Delhaize NV	0.3	52
Other Consumer Staples◀	5.4	928

Total Consumer Staples		$1,032

Referenced Entity	% of Index	Value
Energy
ConocoPhillips	0.4%	$69
Other Energy◀	3.0	515

Total Energy		$584

Financials
Allstate Corp.	0.3%	$52
Investor AB	0.3	52
Other Financials◀	11.2	1,924

Total Financials		$2,028

Health Care
Amgen Inc	0.3%	$52
Biogen, Inc.	0.4	69
Cerner Corp.	0.3	52
Humana, Inc.	0.3	52
Merck & Co., Inc.	0.3	52
Novo Nordisk A/S ‘B’	0.3	52
Otsuka Holdings Co. Ltd.	0.3	52
Roche Holding AG	0.4	69
Other Health Care◀	9.2	1,580

Total Health Care		$2,030

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

Referenced Entity	% of Index	Value
Industrials
Geberit AG	0.3%	$52
Ingersoll-Rand PLC	0.3	52
Kone Oyj ‘B’	0.3	52
Schneider Electric SE	0.4	69
SGS S.A.	0.4	69
Wartsila Oyj Abp	0.3	52
Other Industrials◀	15.6	2,681

Total Industrials		$3,027

Information Technology
Check Point Software Technologies Ltd.	0.4%	$69
Cisco Systems, Inc.	0.3	52
Citrix Systems, Inc.	0.3	52
GoDaddy Inc	0.3	52
Intel Corp.	0.5	86
Microsoft Corp.	0.3	52
Nomura Research Institute Ltd.	0.3	52
Oracle Corp.	0.3	52
Otsuka Corp.	0.3	52
Sage Group PLC	0.3	52
SAP SE	0.3	52
SCSK Corp.	0.3	52
Texas Instruments, Inc.	0.3	52
Trend Micro	0.4	69
VeriSign, Inc.	0.3	52
Other Information Technology◀	9.9	1,701

Total Information Technology		$2,549

Referenced Entity	% of Index	Value
Materials
BHP Group Ltd.	0.3%	$52
BHP Group PLC	0.4	69
Evraz PLC	0.3	52
Mondi PLC	0.3	52
Rio Tinto Ltd.	0.3	52
Rio Tinto PLC	0.3	52
Teijin Ltd.	0.3	52
Other Materials◀	6.0	1,030

Total Materials		$1,411

Real Estate
Daito Trust Construction Co. Ltd.	0.3%	$52
Other Real Estate◀	3.1	532

Total Real Estate		$584

Utilities
Other Utilities◀	3.4%	$584

Total Utilities		$584

Total Value		$17,199

◀	Represents positions not identified as a top 50 component or as having an individual notional value less than 1% of the notional of the total return swap, as of September 30, 2020.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$11	$0	$22	$33
Swap Agreements	0	1	0	0	93	94

	$0	$1	$11	$0	$115	$127

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$263	$0	$263
Purchased Options	0	0	0	0	687	687
Swap Agreements	8	0	177	0	353	538

	$8	$0	$177	$263	$1,040	$1,488

	$8	$1	$188	$263	$1,155	$1,615

50	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$3	$0	$7	$10
Swap Agreements	0	0	0	0	92	92

	$0	$0	$3	$0	$99	$102

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$194	$0	$194
Written Options	0	0	0	0	696	696
Swap Agreements	3	0	160	0	361	524

	$3	$0	$160	$194	$1,057	$1,414

	$3	$0	$163	$194	$1,156	$1,516

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	43	0	(274)	(231)
Swap Agreements	0	(66)	0	0	(229)	(295)

	$0	$(66)	$43	$0	$(504)	$(527)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(615)	$0	$(615)
Purchased Options	0	0	0	(1)	0	(1)
Swap Agreements	503	0	(3,674)	0	3	(3,168)

	$503	$0	$(3,674)	$(616)	$3	$(3,784)

	$503	$(66)	$(3,631)	$(616)	$(501)	$(4,311)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(8)	$(8)
Futures	0	0	182	0	276	458
Swap Agreements	0	93	0	0	646	739

	$0	$93	$182	$0	$914	$1,189

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$396	$0	$396
Purchased Options	0	0	0	0	94	94
Written Options	0	0	0	0	32	32
Swap Agreements	108	0	579	0	(74)	613

	$108	$0	$579	$396	$52	$1,135

	$108	$93	$761	$396	$966	$2,324

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO Multi-Strategy Alternative Fund (Cont.)

(Unaudited)

September 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$636	$0	$636
Industrials	0	203	0	203
U.S. Government Agencies	0	3,873	0	3,873
U.S. Treasury Obligations	0	4,778	0	4,778
Non-Agency Mortgage-Backed Securities	0	309	0	309
Asset-Backed Securities	0	499	0	499
Sovereign Issues	0	303	0	303
Short-Term Instruments
Repurchase Agreements	0	406	0	406
U.S. Treasury Bills	0	3,861	0	3,861
U.S. Treasury Cash Management Bills	0	1,499	0	1,499

	$0	$16,367	$0	$16,367

Investments in Affiliates, at Value
Mutual Funds	76,496	0	0	76,496
Short-Term Instruments
Central Funds Used for Cash Management Purposes	10,346	0	0	10,346

	$86,842	$0	$0	$86,842

Total Investments	$86,842	$16,367	$0	$103,209

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(213)	$0	$(213)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	30	94	0	124
Over the counter	0	1,488	0	1,488

	$30	$1,582	$0	$1,612

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(8)	(89)	0	(97)
Over the counter	0	(1,414)	0	(1,414)

	$(8)	$(1,503)	$0	$(1,511)

Total Financial Derivative Instruments	$22	$79	$0	$101

Totals	$86,864	$16,233	$0	$103,097

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

52	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 37.7%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 6.8%

Aviation Capital Group LLC
5.500% due 12/15/2024		$200	$207

Deutsche Bank AG
4.250% due 10/14/2021		2,800	2,880

Ford Motor Credit Co. LLC
5.125% due 06/16/2025		600	620

ING Bank NV
2.625% due 12/05/2022		800	839

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	29,307	4,645

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		$700	661

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		500	502
4.519% due 06/25/2024 •		300	324

New Metro Global Ltd.
6.500% due 05/20/2022		500	507

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	7,534	1,195

Nykredit Realkredit A/S
1.000% due 10/01/2050		27,667	4,383

Sunac China Holdings Ltd.
8.350% due 04/19/2023		$400	408

UniCredit SpA
7.830% due 12/04/2023		4,100	4,807

			21,978

INDUSTRIALS 1.3%

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		400	420

Broadcom, Inc.
3.459% due 09/15/2026		521	571

Caesars Entertainment, Inc.
6.250% due 07/01/2025		200	209

Caesars Resort Collection LLC
5.750% due 07/01/2025		100	103

Delta Air Lines, Inc.
4.500% due 10/20/2025		200	205

JetBlue Pass-Through Trust
4.000% due 05/15/2034		200	208

Marriott International, Inc.
4.625% due 06/15/2030		100	107

Microchip Technology, Inc.
3.922% due 06/01/2021		100	102

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mylan NV
3.750% due 12/15/2020		$150	$151

NCL Corp. Ltd.
10.250% due 02/01/2026		600	627

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (a)		600	605

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		20	21

Univision Communications, Inc.
6.625% due 06/01/2027		200	196

VMware, Inc.
3.900% due 08/21/2027		100	112

Wynn Macau Ltd.
5.500% due 01/15/2026		650	642

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,590	23

			4,302

UTILITIES 0.2%

Pacific Gas & Electric Co.
2.500% due 02/01/2031		$600	573

Total Corporate Bonds & Notes (Cost $25,411)			26,853

U.S. GOVERNMENT AGENCIES 0.5%

Freddie Mac
0.702% due 07/15/2041 •		768	777

Ginnie Mae
0.599% due 08/20/2068 •		653	647

Uniform Mortgage-Backed Security
4.000% due 10/01/2040		5	5

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2050		100	104

Total U.S. Government Agencies (Cost $1,522)			1,533

U.S. TREASURY OBLIGATIONS 0.4%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030 (m)		1,212	1,348

Total U.S. Treasury Obligations (Cost $1,354)			1,348

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Alliance Bancorp Trust
0.388% due 07/25/2037 •		311	271

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.098% due 08/25/2033 ~		$55	$54
3.162% due 02/25/2036 ^~		63	62
3.383% due 07/25/2036 ^~		87	83

Churchill Capital Corp.
6.000% due 09/30/2027 «(i)		800	763

Countrywide Alternative Loan Trust
2.019% due 02/25/2036 •		150	138

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •		62	59
3.097% due 09/20/2036 ^~		82	76
6.000% due 04/25/2036		233	181

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	1,396	1,802

Structured Adjustable Rate Mortgage Loan Trust
3.219% due 01/25/2035 ~		$10	10

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		28	27

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	1,372	1,776

WaMu Mortgage Pass-Through Certificates Trust
0.478% due 01/25/2045 •		$1,735	1,668

Total Non-Agency Mortgage-Backed Securities (Cost $6,966)			6,970

ASSET-BACKED SECURITIES 3.5%

ACE Securities Corp. Home Equity Loan Trust
1.948% due 06/25/2034 •		83	83

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		38	37

Argent Mortgage Loan Trust
0.628% due 05/25/2035 •		483	443

Argent Securities Trust
0.298% due 07/25/2036 •		353	311

Aurium CLO DAC
0.680% due 10/13/2029 •	EUR	500	585

CIFC Funding Ltd.
1.105% due 10/25/2027 •		$553	549

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		1,277	1,283

Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •		57	54
0.398% due 03/25/2037 •		600	556

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		667	662

First Franklin Mortgage Loan Trust
0.618% due 11/25/2036 •		1,200	1,103

Fremont Home Loan Trust
0.283% due 10/25/2036 •		662	600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		$186	$186

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		478	396

Long Beach Mortgage Loan Trust
0.448% due 01/25/2036 •		1,434	1,273

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		476	472

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	250	292

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		$177	176

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		268	267

OCP CLO Ltd.
1.075% due 07/15/2027 •		130	129

TICP CLO Ltd.
1.112% due 04/20/2028 •		245	245

Tralee CLO Ltd.
1.302% due 10/20/2027 •		383	382

Venture CLO Ltd.
1.056% due 02/28/2026 •		451	449
1.155% due 07/15/2027 •		397	395

WhiteHorse Ltd.
1.203% due 04/17/2027 •		348	348

Total Asset-Backed Securities (Cost $10,761)			11,276

SOVEREIGN ISSUES 2.1%

Argentina Government International Bond
1.000% due 08/05/2021 (f)	ARS	2,074	14
15.500% due 10/17/2026		1,490	4
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		2,500	20
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		4,288	29

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		2,500	17

Dominican Republic International Bond
9.750% due 06/05/2026	DOP	20,800	377

Peru Government International Bond
6.350% due 08/12/2028	PEN	4,300	1,440
8.200% due 08/12/2026		5,100	1,880

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	1,150	7
33.497% due 05/31/2022		1,380	8

54	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Qatar Government International Bond
3.875% due 04/23/2023	$1,000	$1,075

Saudi Government International Bond
4.000% due 04/17/2025	1,580	1,759

Total Sovereign Issues (Cost $6,565)		6,630

	SHARES
COMMON STOCKS 1.7%

CONSUMER DISCRETIONARY 0.4%

GrandVision NV (b)	49,701	1,390

FINANCIALS 0.4%

National General Holdings Corp.	37,773	1,275

HEALTH CARE 0.4%

Aimmune Therapeutics, Inc. (b)	38,502	1,326

INDUSTRIALS 0.5%

Advanced Disposal Services, Inc. (b)	50,043	1,513

Total Common Stocks (Cost $5,731)		5,504

PREFERRED SECURITIES 0.6%

BANKING & FINANCE 0.6%

Bank of America Corp.
5.875% due 03/15/2028 •(g)	290,000	313

Nationwide Building Society
10.250% ~	7,273	1,535

Total Preferred Securities (Cost $1,706)		1,848

REAL ESTATE INVESTMENT TRUSTS 9.2%

REAL ESTATE 9.2%

Alexandria Real Estate Equities, Inc.	14,842	2,375

American Tower Corp.	10,202	2,466

Apartment Investment & Management Co.	46,833	1,579

Duke Realty Corp.	66,754	2,463

Equinix, Inc.	5,346	4,064

		SHARES	MARKET VALUE (000S)

Equity LifeStyle Properties, Inc.		22,718	$1,393

Equity Residential		29,909	1,535

First Industrial Realty Trust, Inc.		37,534	1,494

Gaming and Leisure Properties, Inc.		35,586	1,314

Invitation Homes, Inc.		78,922	2,209

Life Storage, Inc.		14,455	1,522

MGM Growth Properties LLC		25,152	704

SBA Communications Corp.		8,845	2,817

Simon Property Group, Inc.		6,116	395

Sun Communities, Inc.		15,278	2,148

Welltower, Inc.		19,147	1,055

Total Real Estate Investment Trusts (Cost $30,720)			29,533

SHORT-TERM INSTRUMENTS 9.2%

REPURCHASE AGREEMENTS (j) 2.8%
			8,979

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (f)	ARS	3,389	23

ARGENTINA TREASURY BILLS 0.0%
21.168% due 10/13/2020 - 01/29/2021 (c)(d)		12,568	93

U.S. TREASURY BILLS 6.3%
0.123% due 10/08/2020 - 01/07/2021 (c)(d)(m)		$20,448	20,447

U.S. TREASURY CASH MANAGEMENT BILLS 0.1%
0.094% due 01/05/2021 (d)(e)		300	300

Total Short-Term Instruments (Cost $29,872)			29,842

Total Investments in Securities (Cost $120,608)			121,337

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 53.6%

MUTUAL FUNDS (h) 19.1%

PIMCO Investment Grade Credit Bond Fund	1,726,463	$19,112

PIMCO Mortgage Opportunities and Bond Fund	3,893,361	42,593

Total Mutual Funds (Cost $60,684)		61,705

SHORT-TERM INSTRUMENTS 34.5%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 34.5%

PIMCO Short Asset Portfolio	1,614,846	16,170

	SHARES	MARKET VALUE (000S)

PIMCO Short-Term Floating NAV Portfolio III	9,620,923	$94,872

Total Short-Term Instruments (Cost $110,730)		111,042

Total Investments in Affiliates (Cost $171,414)		172,747

Total Investments 91.3% (Cost $292,022)		$294,084

Financial Derivative Instruments (k)(l) (0.3)% (Cost or Premiums, net $5,270)		(1,028)

Other Assets and Liabilities, net 9.0%		29,221

Net Assets 100.0%		$322,277

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Churchill Capital Corp.	6.000%	09/30/2027	07/10/2020	$780	$763	0.24%

56	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)   REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$4,675	U.S. Treasury Notes 1.750% due 07/31/2021	$(4,769)	$4,675	$4,675
RDR	0.100	09/30/2020	10/01/2020	4,000	U.S. Treasury Notes 1.750% due 12/31/2024	(4,083)	4,000	4,000
SSB	0.000	09/30/2020	10/01/2020	304	U.S. Treasury Notes 2.000% due 08/31/2021(2)	(310)	304	304

Total Repurchase Agreements						$(9,162)	$8,979	$8,979

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$4,675	$0	$0	$4,675	$(4,769)	$(94)
RDR	4,000	0	0	4,000	(4,083)	(83)
SSB	304	0	0	304	(310)	(6)

Total Borrowings and Other Financing Transactions	$8,979	$0	$0

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(98) at a weighted average interest rate of (0.198%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum November Futures	11/2020	1	$44	$(1)	$0	$(1)
Arabica Coffee December Futures	12/2020	1	42	(4)	1	0
Australia Government 3-Year Bond December Futures	12/2020	6	504	1	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	103	$11,021	$99	$0	$(13)
Canada Government 10-Year Bond December Futures	12/2020	30	3,420	(3)	5	(10)
Cocoa March Futures	03/2021	2	51	0	0	(1)
Copper March Futures	03/2021	1	76	3	1	0
Corn December Futures	12/2020	4	76	2	3	0
DAX Index December Futures	12/2020	11	4,120	(132)	0	(23)
E-mini NASDAQ 100 Index December Futures	12/2020	71	16,198	331	99	0
E-mini S&P 500 Index December Futures	12/2020	608	101,901	106	570	0
Euro STOXX 50 December Futures	12/2020	14	524	8	0	(36)
Euro-BTP Italy Government Bond December Futures	12/2020	267	35,780	113	32	(29)
Euro-Bund 10-Year Bond December Futures	12/2020	67	13,709	7	42	(61)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	16	3,162	45	6	(9)
FTSE 100 Index December Futures	12/2020	17	1,281	1	0	(28)
FTSE/MIB Index December Futures	12/2020	1	111	(5)	0	(1)
Gas Oil March Futures	03/2021	3	105	(9)	1	0
Gold 100 oz. December Futures	12/2020	12	2,275	14	0	(9)
Hang Seng China Enterprises Index October Futures	10/2020	6	907	6	6	(5)
IBEX 35 Index Octomber Futures	10/2020	1	79	(3)	0	(1)
Japan Government 10-Year Bond December Futures	12/2020	9	12,981	28	4	0
Live Cattle December Futures	12/2020	3	135	3	0	(1)
Mini MSCI Emerging Markets Index December Futures	12/2020	478	26,015	(365)	410	0
Natural Gas November Futures	10/2020	1	25	(2)	0	0
New York Harbor ULSD June Futures	05/2021	1	52	(6)	1	0
Nickel March Futures	03/2021	1	87	(6)	0	(6)
Nikkei 225 Yen-denominated December Futures	12/2020	9	993	17	3	(8)
RBOB Gasoline June Futures	05/2021	1	56	12	1	0
S&P/Toronto Stock Exchange 60 December Futures	12/2020	34	4,910	(37)	0	(43)
Silver December Futures	12/2020	1	117	(16)	0	(5)
Soybean Oil December Futures	12/2020	1	20	(1)	0	0
SPI 200 Index December Futures	12/2020	29	3,013	(49)	0	(74)
STOXX Europe 600 Price Index December Futures	12/2020	1,200	25,332	(482)	14	(160)
Sugar No. 11 March Futures	02/2021	6	91	1	1	0
Topix Index December Futures	12/2020	82	12,638	204	148	(260)
U.S. Treasury 10-Year Note December Futures	12/2020	288	40,185	18	0	(101)
U.S. Treasury 30-Year Bond December Futures	12/2020	19	3,349	(11)	0	(18)
Zinc November Futures	11/2020	3	180	(6)	0	(6)

				$(119)	$1,348	$(909)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2021	2	$(89)	$3	$3	$0
Brent Crude June Futures	04/2021	2	(89)	(17)	0	(2)
Brent Crude March Futures	01/2021	2	(87)	4	0	(1)
CAC 40 Index October Futures	10/2020	1	(56)	3	1	0
Cocoa December Futures	12/2020	1	(25)	1	1	0
Corn March Futures	03/2021	3	(58)	(6)	0	(2)
Euro-Schatz December Futures	12/2020	293	(38,575)	(25)	5	(2)
Nickel November Futures	11/2020	2	(174)	(1)	0	(1)
OMX Stockholm 30 Index October Futures	10/2020	1	(20)	0	0	0
Platinum January Futures	01/2021	4	(182)	3	0	(2)
RBOB Gasoline March Futures	02/2021	4	(201)	(5)	0	(2)
Soybean Meal December Futures	12/2020	1	(34)	(4)	0	(1)
Soybean November Futures	11/2020	4	(205)	(17)	0	(6)

58	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	134	$(29,609)	$(13)	$1	$0
U.S. Treasury 5-Year Note December Futures	12/2020	344	(43,355)	(57)	35	0
United Kingdom Long Gilt December Futures	12/2020	12	(2,108)	0	3	(6)
Wheat December Futures	12/2020	2	(58)	(2)	0	(3)
Wheat March Futures	03/2021	2	(58)	(6)	0	(3)

				$(139)	$49	$(31)

Total Futures Contracts				$(258)	$1,397	$(940)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	330	$1	$0	$1	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Senior 34 5-Year Index	(5.000)%	Quarterly	12/20/2025	EUR	100	$(8)	$(1)	$(9)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-35 5-Year Index	5.000%	Quarterly	12/20/2025		$300	$12	$1	$13	$1	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		1,000	14	(6)	8	1	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		200	3	(2)	1	(1)	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	9,300	216	(21)	195	5	0

						$245	$(28)	$217	$6	$0

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day INR-MIBOR Compounded-OIS	4.531%	Semi-Annual	12/16/2025	INR	106,800	$0	$1	$1	$1	$0
Pay	1-Year BRL-CDI	6.390	Maturity	01/02/2025	BRL	34,000	0	10	10	10	0
Pay	3-Month CAD-Bank Bill	0.560	Semi-Annual	07/07/2022	CAD	15,900	4	2	6	0	(1)
Pay	3-Month CAD-Bank Bill	0.760	Semi-Annual	07/07/2025		9,800	21	(11)	10	0	(7)
Receive	3-Month CAD-Bank Bill	1.020	Semi-Annual	07/07/2030		17,100	(87)	101	14	19	0
Pay	3-Month CAD-Bank Bill	1.410	Semi-Annual	07/07/2050		3,500	73	(110)	(37)	0	(11)
Receive(6)	3-Month CAD-Bank Bill	1.750	Semi-Annual	12/16/2050		1,600	(87)	4	(83)	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	3-Month CNY-CNREPOFIX	2.655%	Quarterly	12/16/2025	CNY	36,900	$0	$5	$5	$5	$0
Pay(6)	3-Month COP-IBR Compounded-OIS	3.195	Quarterly	10/02/2025	COP	5,350,000	0	0	0	0	0
Receive	3-Month PLN-WIBOR	0.585	Annual	09/22/2025	PLN	16,700	(21)	2	(19)	3	0
Pay	3-Month USD-LIBOR	0.220	Semi-Annual	07/09/2022	$	64,100	15	(20)	(5)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,100	(192)	1	(191)	3	0
Receive	3-Month USD-LIBOR	0.330	Semi-Annual	07/09/2025		21,100	(37)	44	7	17	0
Receive	3-Month USD-LIBOR	0.640	Semi-Annual	07/09/2030		3,200	(21)	40	19	9	0
Pay	3-Month USD-LIBOR	0.930	Semi-Annual	07/09/2050		600	17	(49)	(32)	0	(8)
Pay	3-Month ZAR-JIBAR	4.970	Quarterly	09/30/2025	ZAR	102,500	0	0	0	0	(1)
Receive(6)	6-Month CLP-CHILIBOR	1.300	Semi-Annual	10/02/2025	CLP	1,498,000	0	(3)	(3)	0	(3)
Receive	6-Month CZK-PRIBOR	0.665	Annual	09/22/2025	CZK	32,700	(5)	(1)	(6)	0	0
Pay	6-Month EUR-EURIBOR	0.350	Annual	07/09/2022	EUR	30,800	38	33	71	1	0
Receive	6-Month EUR-EURIBOR	0.320	Annual	07/09/2025		27,500	(85)	(82)	(167)	0	0
Pay	6-Month EUR-EURIBOR	0.150	Annual	07/09/2030		14,200	124	34	158	0	(1)
Receive	6-Month EUR-EURIBOR	0.060	Annual	07/09/2050		2,000	(86)	28	(58)	1	0
Pay	6-Month GBP-LIBOR	0.230	Semi-Annual	07/08/2022	GBP	31,000	82	10	92	0	(14)
Receive	6-Month GBP-LIBOR	0.270	Semi-Annual	07/08/2025		32,300	(199)	46	(153)	40	0
Receive	6-Month GBP-LIBOR	0.260	Semi-Annual	07/08/2030		4,700	19	54	73	10	0
Pay	6-Month GBP-LIBOR	0.440	Semi-Annual	07/08/2050		5,300	(23)	(211)	(234)	0	(30)
Receive(6)	6-Month HUF-BBR	1.410	Annual	10/02/2025	HUF	2,544,900	0	(16)	(16)	0	(16)
Pay	6-Month JPY-LIBOR	1.500	Semi-Annual	12/20/2044	JPY	353,000	1,035	(45)	990	9	0
Pay(6)	6-Month SGD-SOR	0.490	Semi-Annual	12/16/2025	SGD	1,800	0	0	0	0	0
Pay	28-Day MXN-TIIE	6.570	Lunar	12/31/2024	MXN	154,000	525	(70)	455	6	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		152,000	532	(70)	462	6	0
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		5,000	(8)	2	(6)	0	0
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		27,900	(40)	12	(28)	0	(1)
Receive	28-Day MXN-TIIE	5.505	Lunar	04/28/2025		4,800	(7)	2	(5)	0	0
Receive	28-Day MXN-TIIE	5.507	Lunar	04/29/2025		9,900	(14)	4	(10)	0	0
Receive	28-Day MXN-TIIE	5.030	Lunar	05/05/2025		28,500	(13)	11	(2)	0	(1)
Receive	28-Day MXN-TIIE	5.150	Lunar	05/08/2025		138,500	(98)	55	(43)	0	(5)
Receive	28-Day MXN-TIIE	5.205	Lunar	05/21/2025		76,100	(62)	32	(30)	0	(3)
Pay(6)	28-Day MXN-TIIE	5.085	Lunar	09/25/2025		32,100	0	1	1	0	0

							$1,400	$(154)	$1,246	$144	$(102)

Total Swap Agreements							$1,638	$(183)	$1,455	$150	$(102)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,397	$150	$1,547	$0	$(940)	$(102)	$(1,042)

Cash of $20,736 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

60	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2020	$		5,211		DKK	33,311	$35	$0
	12/2020		CNH	2,574	$		370	0	(8)
	12/2020		DKK	33,311			5,217	0	(35)
	12/2020	$		585		SGD	802	3	0
BPS	10/2020		CAD	4,237	$		3,168	0	(14)
	10/2020		CLP	312,413			406	8	0
	10/2020		EUR	2,692		HUF	982,264	12	0
	10/2020		JPY	2,216,650	$		20,995	0	(23)
	10/2020	$		1,338		AUD	1,826	0	(30)
	10/2020			4,108		JPY	435,510	21	0
	11/2020			21,003			2,216,649	23	0
	11/2020			13		PLN	49	0	0
BRC	10/2020		GBP	130	$		174	6	0
	10/2020	$		398		MXN	8,660	0	(7)
	12/2020		HKD	7,347	$		948	0	0
CBK	10/2020		CHF	1,244			1,346	0	(5)
	10/2020		DKK	15,232			2,306	0	(92)
	10/2020		EUR	1,079			1,268	3	0
	10/2020		GBP	3,149			4,162	99	0
	10/2020		PEN	4,119			1,191	48	0
	10/2020		RUB	150,035			2,086	157	0
	10/2020	$		309		CAD	407	0	(4)
	10/2020			3,617		DKK	23,060	14	0
	10/2020			4,849		PEN	17,117	0	(100)
	11/2020		PEN	5,296	$		1,494	24	0
	11/2020	$		1,347		CHF	1,244	5	0
	11/2020			4		ZAR	66	0	0
	12/2020		DKK	23,061	$		3,621	0	(14)
	12/2020		MXN	4,009			181	1	0
	12/2020		TWD	81,165			2,793	0	(40)
	12/2020	$		42		KRW	49,692	1	0
	03/2021		PEN	20,305	$		5,669	41	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
DUB	10/2020	$		3,247		NOK	30,833	$59	$0
GLM	10/2020		NOK	59,273	$		6,240	0	(115)
	10/2020	$		3,256		NOK	28,440	0	(207)
	10/2020			1,151		PEN	4,119	0	(8)
	11/2020			6,240		NOK	59,273	115	0
	12/2020		DKK	5,052	$		795	0	(2)
	12/2020	$		2,373		TWD	68,486	17	0
	03/2021		DOP	20,572	$		346	2	0
	03/2021		PEN	4,119			1,149	8	0
HUS	10/2020			947			267	4	0
	10/2020	$		1,012		AUD	1,385	0	(20)
	10/2020			2,413		CAD	3,177	0	(27)
	10/2020			1,373		CHF	1,244	0	(22)
	10/2020			3,202		JPY	340,339	25	0
	10/2020			2,041		RUB	145,612	0	(168)
	12/2020			468		CNY	3,280	13	0
	12/2020			158		DKK	1,005	0	0
	12/2020			1,682		HKD	13,036	0	0
	03/2021			266		PEN	947	0	(4)
JPM	10/2020		DKK	7,055	$		1,071	0	(40)
	10/2020		MXN	5,945			261	0	(7)
	10/2020	$		325		EUR	278	1	0
	12/2020		COP	178,340	$		48	2	0
MYI	10/2020		DKK	30,979			4,685	0	(194)
	10/2020	$		682		AUD	948	0	(3)
	10/2020			1,288		CAD	1,699	0	(12)
	10/2020			3,974		JPY	421,358	22	0
	11/2020			2		ZAR	37	0	0
SCX	10/2020			35,045		EUR	29,283	0	(712)
	10/2020			423		JPY	44,800	2	0
	10/2020			167		SEK	1,450	0	(5)
	11/2020			33,422		EUR	28,482	0	(6)
	02/2021			217		ILS	746	1	0
SOG	10/2020		DKK	8,318	$		1,256	0	(54)
	10/2020	$		1,536		GBP	1,193	3	0
	12/2020		INR	19,027	$		251	0	(6)
	12/2020		KRW	431,777			364	0	(6)
SSB	10/2020		CAD	4,437			3,365	33	0
TOR	10/2020	$		1,210		CAD	1,583	0	(21)
	10/2020			3,639		JPY	385,795	19	0
UAG	10/2020		AUD	3,961	$		2,790	0	(47)
	10/2020	$		1,757		AUD	2,438	0	(11)
	10/2020			5,541		JPY	588,848	42	0
	11/2020			2,791		AUD	3,961	47	0

Total Forward Foreign Currency Contracts								$916	$(2,069)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus TWD	TWD	29.900	12/11/2020	9,400	$64	$16

62	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	5.500%	08/24/2021	124,100	$4,913	$0

Total Purchased Options							$4,977	$16

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,300	$(1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	4,000	(5)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,500	(4)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,200	(2)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	900	(1)	(2)
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,900	(7)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,100	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,000	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	500	(1)	(1)
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,200	(2)	(5)
CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,300	(1)	0
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	600	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,200	(2)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,200	(3)	(6)
FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,400	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	800	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,400	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	900	(1)	(2)
GST	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	1,400	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,100	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,000	(6)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	500	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,000	(1)	(1)
MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	600	(1)	(3)

						$(60)	$(83)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	6,400	$(291)	$(3)
JPM	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	5,200	(96)	0

						$(387)	$(3)

Total Written Options						$(447)	$(86)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$1,600	$(48)	$59	$11	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	8,400	(534)	601	67	0
MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	7,100	(235)	281	46	0
UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	2,800	(81)	99	18	0

						$(898)	$1,040	$142	$0

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR(2)	0.245%	Annual	10/02/2025	ILS	46,300	$0	$5	$5	$0
CBK	Pay	3-Month KRW-KORIBOR	1.430	Quarterly	07/01/2029	KRW	100	0	0	0	0
GLM	Pay	3-Month MYR-KLIBOR(2)	2.053	Quarterly	12/16/2025	MYR	2,800	0	0	0	0
MYC	Pay	6-Month THB-THBFIX(2)	0.768	Semi-Annual	12/16/2025	THB	201,400	0	0	0	0
SCX	Pay	3-Month CNY-CNREPOFIX	1.783	Quarterly	04/23/2025	CNY	85,000	0	(472)	0	(472)

								$0	$(467)	$5	$(472)

TOTAL RETURN SWAPS ON COMMODITY, EQUITY AND INTEREST RATE INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BRC	Receive	IXITR Index	1,737	0.402% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021		$4,774	$0	$(146)	$0	$(146)
FBF	Pay	Swiss Market Index	10	0.000%	Maturity	12/18/2020	CHF	105	0	4	4	0
	Pay	DWRTFT Index	16	0.351% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021		$152	0	7	7	0
	Pay	DWRTFT Index	2,469	0.286% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021		22,307	0	6	6	0

64	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$100	$0	$2	$2	$0
	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	100	0	1	1	0
	Receive	JMABDEWE Index	802	0.300%	Monthly	02/16/2021	1,026	0	14	14	0
	Pay	DWRTFT Index	281	0.361% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/15/2021	2,665	0	127	127	0

								$0	$15	$161	$(146)

Total Swap Agreements								$(898)	$588	$308	$(618)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$38	$16	$5	$59	$(43)	$(18)	$0	$(61)	$(2)	$0	$(2)
BPS	64	0	0	64	(67)	(14)	0	(81)	(17)	0	(17)
BRC	6	0	0	6	(7)	(5)	(146)	(158)	(152)	273	121
CBK	393	0	0	393	(255)	0	0	(255)	138	(260)	(122)
DUB	59	0	0	59	0	(13)	0	(13)	46	(130)	(84)
FBF	0	0	17	17	0	(9)	0	(9)	8	(520)	(512)
GLM	142	0	0	142	(332)	(3)	0	(335)	(193)	(30)	(223)
GST	0	0	78	78	0	(21)	0	(21)	57	(270)	(213)
HUS	42	0	0	42	(241)	0	0	(241)	(199)	283	84
JPM	3	0	144	147	(47)	0	0	(47)	100	0	100
MYC	0	0	46	46	0	(3)	0	(3)	43	(136)	(93)
MYI	22	0	0	22	(209)	0	0	(209)	(187)	404	217
SCX	3	0	0	3	(723)	0	(472)	(1,195)	(1,192)	1,184	(8)
SOG	3	0	0	3	(66)	0	0	(66)	(63)	0	(63)
SSB	33	0	0	33	0	0	0	0	33	0	33
TOR	19	0	0	19	(21)	0	0	(21)	(2)	0	(2)
UAG	89	0	18	107	(58)	0	0	(58)	49	0	49

Total Over the Counter	$916	$16	$308	$1,240	$(2,069)	$(86)	$(618)	$(2,773)

(m)

Securities with an aggregate market value of $2,144 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)	YOY options may have a series of expirations.
(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$13	$0	$1,251	$0	$133	$1,397
Swap Agreements	0	6	0	0	144	150

	$13	$6	$1,251	$0	$277	$1,547

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$916	$0	$916
Purchased Options	0	0	0	16	0	16
Swap Agreements	14	142	144	0	8	308

	$14	$142	$144	$932	$8	$1,240

	$27	$148	$1,395	$932	$285	$2,787

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$52	$0	$639	$0	$249	$940
Swap Agreements	0	0	0	0	102	102

	$52	$0	$639	$0	$351	$1,042

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,069	$0	$2,069
Written Options	0	83	0	0	3	86
Swap Agreements	0	0	146	0	472	618

	$0	$83	$146	$2,069	$475	$2,773

	$52	$83	$785	$2,069	$826	$3,815

66	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Written Options	78	0	(8)	0	0	70
Futures	498	0	47,613	0	1,849	49,960
Swap Agreements	0	193	0	0	2,514	2,707

	$576	$193	$47,605	$0	$4,352	$52,726

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,978	$0	$2,978
Purchased Options	0	0	0	(101)	(1)	(102)
Written Options	0	11	0	13	191	215
Swap Agreements	185	1,391	(2,452)	0	13	(863)

	$185	$1,402	$(2,452)	$2,890	$203	$2,228

	$761	$1,595	$45,153	$2,890	$4,555	$54,954

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(36)	$(36)
Written Options	(71)	0	0	0	0	(71)
Futures	(98)	0	(1,110)	0	(437)	(1,645)
Swap Agreements	0	50	0	0	(2,219)	(2,169)

	$(169)	$50	$(1,110)	$0	$(2,692)	$(3,921)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,128)	$0	$(2,128)
Purchased Options	0	0	0	(49)	(6)	(55)
Written Options	0	(23)	0	131	(150)	(42)
Swap Agreements	33	(709)	(33)	0	(464)	(1,173)

	$33	$(732)	$(33)	$(2,046)	$(620)	$(3,398)

	$(136)	$(682)	$(1,143)	$(2,046)	$(3,312)	$(7,319)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$21,978	$0	$21,978
Industrials	0	4,302	0	4,302
Utilities	0	573	0	573
U.S. Government Agencies	0	1,533	0	1,533
U.S. Treasury Obligations	0	1,348	0	1,348
Non-Agency Mortgage-Backed Securities	0	6,207	763	6,970
Asset-Backed Securities	0	11,239	37	11,276
Sovereign Issues	0	6,630	0	6,630

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Consolidated Schedule of Investments PIMCO Global Core Asset Allocation Fund (Cont.)

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Common Stocks
Consumer Discretionary	$1,390	$0	$0	$1,390
Financials	1,275	0	0	1,275
Health Care	1,326	0	0	1,326
Industrials	1,513	0	0	1,513
Preferred Securities
Banking & Finance	0	1,848	0	1,848
Real Estate Investment Trusts
Real Estate	29,533	0	0	29,533
Short-Term Instruments
Repurchase Agreements	0	8,979	0	8,979
Short-Term Notes	0	23	0	23
Argentina Treasury Bills	0	93	0	93
U.S. Treasury Bills	0	20,447	0	20,447
U.S. Treasury Cash Management Bills	0	300	0	300

	$35,037	$85,500	$800	$121,337

Investments in Affiliates, at Value
Mutual Funds	61,705	0	0	61,705
Short-Term Instruments
Central Funds Used for Cash Management Purposes	111,042	0	0	111,042

	$172,747	$0	$0	$172,747

Total Investments	$207,784	$85,500	$800	$294,084

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$1,397	$150	$0	$1,547
Over the counter	0	1,240	0	1,240

	$1,397	$1,390	$0	$2,787

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(940)	(102)	0	(1,042)
Over the counter	0	(2,773)	0	(2,773)

	$(940)	$(2,875)	$0	$(3,815)

Total Financial Derivative Instruments	$457	$(1,485)	$0	$(1,028)

Totals	$208,241	$84,015	$800	$293,056

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

68	PIMCO ASSET ALLOCATION FUNDS	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the PIMCO Multi-Strategy Alternative Fund. The PIMCO Global Core Asset Allocation Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, an affiliated open-end investment company, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management. The PIMCO Multi-Strategy Alternative Fund may invest its assets in the Underlying PIMCO Funds, which, for the Fund, is defined to include Institutional Class or Class M shares of any funds of the Trust and PIMCO Equity Series, except other funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management, or shares of any funds of PIMCO ETF Trust, an affiliated investment company. Each Fund is further permitted to invest in Acquired Funds, which is defined to include the Underlying PIMCO Funds (as defined for each Fund) and other affiliated funds, including funds of PIMCO ETF Trust, and unaffiliated funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Notes to Financial Statements (Cont.)

as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

70	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2020

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Multi-Strategy Alternative Fund	Quarterly	Quarterly

PIMCO Global Core Asset Allocation Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Notes to Financial Statements (Cont.)

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.)

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equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

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Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and

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liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The

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pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each of the PIMCO Global Core Asset Allocation Fund and PIMCO Multi-Strategy Alternative Fund may invest its assets in Underlying PIMCO Funds and Acquired Funds, as previously defined and in each Fund’s respective prospectus. Each Fund may also invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each Acquired Fund’s shareholder report is also available at the SEC’s website at www.sec.gov, and a copy of each affiliate fund’s shareholder report is available on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below

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Notes to Financial Statements (Cont.)

show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

PIMCO Multi-Strategy Alternative Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO CommoditiesPLUS® Strategy Fund	$3,970	$613	$(3,012)	$(975)	$2,220	$2,816	$17	$0

PIMCO Credit Opportunities Bond Fund	17,211	6,151	(9,782)	(241)	1,618	14,957	287	0

PIMCO Dynamic Bond Fund	22,626	3,812	(12,619)	(309)	1,718	15,228	228	0

PIMCO Mortgage Opportunities and Bond Fund	28,746	5,521	(12,979)	(207)	1,612	22,693	422	0

PIMCO Preferred and Capital Securities Fund	2,614	1,803	(3,740)	(231)	444	890	12	0

PIMCO RAE Worldwide Long/Short PLUS Fund	12,696	1,757	(7,485)	(1,018)	1,008	6,958	560	0

PIMCO RealEstateRealReturn Strategy Fund	4,710	187	(4,489)	9	506	923	105	0

PIMCO Short-Term Floating NAV Portfolio III	16,449	60,232	(66,400)	3	62	10,346	32	0

PIMCO TRENDS Managed Futures Strategy Fund	5,070	13,947	(5,838)	(235)	(913)	12,031	491	0

Totals	$114,092	$94,023	$(126,344)	$(3,204)	$8,275	$86,842	$2,154	$0

PIMCO Global Core Asset Allocation Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Investment Grade Credit Bond Fund	$0	$18,039	$0	$0	$1,073	$19,112	$289	$0

PIMCO Mortgage Opportunities and Bond Fund	45,262	763	(5,898)	(28)	2,494	42,593	765	0

PIMCO Short Asset Portfolio	0	16,149	0	0	21	16,170	26	0

PIMCO Short-Term Floating NAV Portfolio III	50,224	171,485	(127,122)	72	213	94,872	184	0

Totals	$95,486	$206,436	$(133,020)	$44	$3,801	$172,747	$1,264	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

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Notes to Financial Statements (Cont.)

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule

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144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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Notes to Financial Statements (Cont.)

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and

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counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make

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Notes to Financial Statements (Cont.)

interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily

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and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, a Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is

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Notes to Financial Statements (Cont.)

an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Indices  (“Index Option”) use a specified index as the underlying instrument for the option contract. The exercise for an Index Option will not include physical delivery of the underlying index but will result in a cash transfer of the amount of the difference between the settlement price of the underlying index and the strike price.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared

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financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, a Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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Notes to Financial Statements (Cont.)

interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Multi-Strategy Alternative Fund	PIMCO Global Core Asset Allocation Fund

New Fund	X	X

Small Fund	X	X

Allocation	X	X

Acquired Fund	X	X

Interest Rate	X	X

Call	X	X

Credit	X	X

High Yield	X	X

Distressed Company	X	X

Market	X	X

Issuer	X	X

Liquidity	X	X

Derivatives	X	X

Futures Contract	X	—

Volatility	X	—

Model	X	X

Commodity	X	X

Equity	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X

Privately Issued Mortgage-Related Securities	X	—

Extension	X	—

Prepayment	X	—

Foreign (Non-U.S.) Investment	X	X

Real Estate	X	X

Senior Loan	X	—

Emerging Markets	X	X

Sovereign Debt	X	X

Currency	X	X

Leveraging	X	X

Small-Cap and Mid-Cap Company	X	—

Smaller Company	—	X

Management	X	X

Short Exposure	X	X

Tax	X	X

Subsidiary	X	X

Value Investing	X	X

Arbitrage	—	X

Convertible Securities	X	X

Exchange-Traded Fund	X	X

LIBOR Transition	X	X

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Notes to Financial Statements (Cont.)

A Fund is generally subject to a different level and amount of risk relative to its target date and time horizon. The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

The following risks are principal risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

The following are principal risks of investing in a Fund that include risks from direct investments and/or indirect exposure through investment in Acquired Funds.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Futures Contract Risk  is the risk that, while the value of a futures contract tends to correlate with the value of the underlying asset that it represents, differences between the futures market and the market for the underlying asset may result in an imperfect correlation. Futures contracts may involve risks different from, and possibly greater than, the risks associated with investing directly in the underlying assets. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract.

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Notes to Financial Statements (Cont.)

Volatility Risk  is the risk that the value of an investment with a higher volatility level may fluctuate over a larger range within a short period of time, either up or down. Volatility measures the variability in the price of an investment over time. Higher volatility levels may indicate heightened risk of losses. Volatility risk is heightened to the extent a Fund invests in volatility-related instruments, such as futures on volatility-related indices.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including

94	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

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nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund will have to reinvest the proceeds in other senior loans or instruments that may pay lower interest rates.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Small-Cap and Mid-Cap Company Risk  is the risk that the value of securities issued by small-capitalization and mid-capitalization companies may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates (as applicable), including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates (as applicable), and the individual portfolio managers in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined

96	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

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in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment

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Notes to Financial Statements (Cont.)

objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the

98	PIMCO ASSET ALLOCATION FUNDS

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preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

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Notes to Financial Statements (Cont.)

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee

Fund Name	All Classes	Institutional Class	I-2	Class A	Class C
PIMCO Multi-Strategy Alternative Fund(1)	1.05%	0.10%	0.20%	0.25%	N/A
PIMCO Global Core Asset Allocation Fund(1)(2)	0.90%	0.05%	0.15%	0.25%	0.25%

(1)

PIMCO has contractually agreed, through July 31, 2021, to waive, first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds (as defined herein) indirectly incurred by the Fund in connection with its investments in Underlying PIMCO Funds to the extent the Fund’s Investment Advisory and Supervisory and Administrative Fees are greater than or equal to the Investment Advisory Fees and Supervisory and Administrative Fees of the Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. For purposes of the expense reduction described above, references to Underlying PIMCO Funds include funds of PIMCO ETF Trust.

(2)

PIMCO has contractually agreed to waive the Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the Fund in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary (as defined herein). This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place.

100	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

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(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A

All Funds	—	0.25%

Class C

All Funds	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

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Notes to Financial Statements (Cont.)

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, there were no waivers.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

(f) Acquired Fund Fees and Expenses  Underlying PIMCO Fund expenses incurred by the Funds, if any, will vary with changes in the expenses of the Acquired Funds, as well as the allocation of the Funds’ assets.

PIMCO has contractually agreed, through July 31, 2021, to waive first, the Investment Advisory Fee and, second, the Supervisory and Administrative Fee it receives from the Funds in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Funds’ investments in Underlying PIMCO Funds. This waiver renews annually for a full year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term.

The waivers are reflected on the Statements of Operations/Consolidated Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Multi-Strategy Alternative Fund	$399

PIMCO Global Core Asset Allocation Fund	182

†	A zero balance may reflect actual amounts rounding to less than one thousand.

PIMCO Cayman Commodity Fund II, Ltd. (the “GCAA Subsidiary”), has entered into a separate contract with PIMCO for the management of the GCAA Subsidiary’s portfolio pursuant to which the GCAA Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee it receives from the

102	PIMCO ASSET ALLOCATION FUNDS

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September 30, 2020

PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the GCAA Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the GCAA Subsidiary is in place. The waiver is reflected in the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $69,413. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the GCAA Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Global Core Asset Allocation Fund	$0	$904

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to

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Notes to Financial Statements (Cont.)

shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Multi-Strategy Alternative Fund	$34,569	$35,690	$33,922	$60,078

PIMCO Global Core Asset Allocation Fund	187,616	228,538	32,780	35,652

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Multi-Strategy Alternative Fund				PIMCO Global Core Asset Allocation Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,602	$15,068	6,783	$67,307	1,694	$20,510	2,220	$28,130

I-2	131	1,227	124	1,239	144	1,714	466	5,828

Class A	83	786	170	1,717	1,214	14,887	1,816	22,931

Class C	N/A	N/A	N/A	N/A	125	1,490	151	1,828

Issued as reinvestment of distributions

Institutional Class	0	0	249	2,487	547	6,670	477	5,480

I-2	0	0	15	147	139	1,685	132	1,503

Class A	0	0	5	48	416	5,022	365	4,100

Class C	N/A	N/A	N/A	N/A	124	1,453	105	1,128

Cost of shares redeemed

Institutional Class	(5,029)	(47,568)	(4,085)	(40,131)	(1,354)	(16,261)	(7,438)	(94,725)

I-2	(16)	(151)	(430)	(3,972)	(380)	(4,560)	(983)	(12,300)

Class A	(32)	(296)	(127)	(1,273)	(1,072)	(12,796)	(1,897)	(23,253)

Class C	N/A	N/A	N/A	N/A	(1,168)	(13,900)	(2,360)	(28,973)

Net increase (decrease) resulting from Fund share transactions	(3,261)	$(30,934)	2,704	$27,569	429	$5,914	(6,946)	$(88,323)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

104	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2020

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Multi-Strategy Alternative Fund	1	0	16%	0%

14. BASIS FOR CONSOLIDATION

GCAA Subsidiary, a Cayman Islands exempted company, was incorporated on November 21, 2008, as a wholly owned Commodity Subsidiary acting as an investment vehicle for the PIMCO Global Core Asset Allocation Fund (the “GCAA Fund”) in order to effect certain investments for the GCAA Fund consistent with the GCAA Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The GCAA Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the GCAA Fund and the GCAA Subsidiary. The consolidated financial statements include the accounts of the GCAA Fund and the GCAA Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the GCAA Fund and the GCAA Subsidiary on December 10, 2008, comprising the entire issued share capital of the GCAA Subsidiary, with the intent that the GCAA Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the GCAA Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the GCAA Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the GCAA Subsidiary. The net assets of the GCAA Subsidiary as of period end represented 6.3% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Notes to Financial Statements (Cont.)

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Funds, through the GCAA Subsidiary and/or the Underlying PIMCO Funds, may gain exposure to the commodities markets primarily through investment in swap agreements, futures and options. The Underlying PIMCO Funds may also gain exposure indirectly to commodity markets by investing in a subsidiary (“Commodity Subsidiary”) which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by a Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to a Fund is treated as qualifying dividends; and (iii) that income inclusion by a Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation,

106	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

September 30, 2020

court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Multi-Strategy Alternative Fund	$0	$0

PIMCO Global Core Asset Allocation Fund	135,308	30,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Multi-Strategy Alternative Fund	$103,068	$4,206	$(4,325)	$(119)

PIMCO Global Core Asset Allocation Fund	297,645	10,729	(14,626)	(3,897)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SOG	Societe Generale Paris
GLM	Goldman Sachs Bank USA	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	TDM	TD Securities (USA) LLC
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	MXN	Mexican Peso
CHF	Swiss Franc	MYR	Malaysian Ringgit
CLP	Chilean Peso	NOK	Norwegian Krone
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DKK	Danish Krone	RUB	Russian Ruble
DOP	Dominican Peso	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	British Pound	THB	Thai Baht
HKD	Hong Kong Dollar	TRY	Turkish New Lira
HUF	Hungarian Forint	TWD	Taiwanese Dollar
IDR	Indonesian Rupiah	USD (or $)	United States Dollar
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
FTSE	Financial Times Stock Exchange	OTC	Over the Counter

108	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	IBR	Indicador Bancario de Referencia
BRENT	Brent Crude	IXITR	S&P’s Industrials Select Sector Index
CAC	Cotation Assistée en Continu	JMABDEWE	J.P. Morgan Custom Commodity Index
CDX.HY	Credit Derivatives Index - High Yield	JMABFNJ	J.P. Morgan Custom Commodity Index
CDX.IG	Credit Derivatives Index - Investment Grade	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
CMBX	Commercial Mortgage-Backed Index	JPQIPRL1	J.P. Morgan Custom Equity Basket Swap
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	NASDAQ	National Asscociation of Securities Dealers Automated Quotations
CNREPOFIX	China Fixing Repo Rates 7-Day	OMX	Stockholm 30 Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	S&P 500	Standard & Poor’s 500 Index
CPTFEMU	Eurozone HICP ex-Tobacco Index	SONIO	Sterling Overnight Interbank Average Rate
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SPI 200	Australian Equity Futures Index
DAX	Deutscher Aktien Index 30	TOPIX	Tokyo Price Index
DWRTFT	Dow Jones Wilshire REIT Total Return Index	UKRPI	United Kingdom Retail Prices Index
ERAUSLT	eRAFI U.S. Large Strategy Index	ULSD	Ultra-Low Sulfur Diesel
FTSE/MIB	Borsa Italiana’s 40 Most Liquid/Capitalized Italian Shares Equity Index	US0003M	3 Month USD Swap Rate
IBEX 35	Spanish Continuous Exchange Index	VSTOXX	Euro Stoxx 50 Volatility Index

Other Abbreviations:
ABS	Asset-Backed Security	MIBOR	Mumbai Interbank Offered Rate
BBR	Bank Bill Rate	MSCI	Morgan Stanley Capital International
BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	OIS	Overnight Index Swap
CDI	Brazil Interbank Deposit Rate	oz.	Ounce
CHILIBOR	Chile Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate
CLO	Collateralized Loan Obligation	RBOB	Reformulated Blendstock for Oxygenate Blending
DAC	Designated Activity Company	SOR	Swap Offer Rate
EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate
Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

110	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

112	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

114	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

116	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

118	PIMCO ASSET ALLOCATION FUNDS

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4001SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Bond Funds

PIMCO Dynamic Bond Fund

PIMCO Extended Duration Fund

PIMCO GNMA and Government Securities Fund

PIMCO Long Duration Total Return Fund

PIMCO Long-Term U.S. Government Fund

PIMCO Moderate Duration Fund

PIMCO Mortgage-Backed Securities Fund

PIMCO Mortgage Opportunities and Bond Fund

PIMCO Strategic Bond Fund

PIMCO Total Return Fund II

PIMCO Total Return Fund IV

PIMCO Total Return ESG Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		19

Benchmark Descriptions		21

Financial Highlights		22

Statements of Assets and Liabilities		36

Statements of Operations		40

Statements of Changes in Net Assets		42

Statements of Cash Flows		45

Notes to Financial Statements		172

Glossary		200

Approval of Investment Advisory Contract and Other Agreements		201

Fund	Fund Summary	Schedule of Investments

PIMCO Dynamic Bond Fund	7	46

PIMCO Extended Duration Fund	8	62

PIMCO GNMA and Government Securities Fund	9	70

PIMCO Long Duration Total Return Fund	10	79

PIMCO Long-Term U.S. Government Fund	11	97

PIMCO Moderate Duration Fund	12	103

PIMCO Mortgage-Backed Securities Fund	13	113

PIMCO Mortgage Opportunities and Bond Fund	14	122

PIMCO Strategic Bond Fund	15	138

PIMCO Total Return Fund II	16	147

PIMCO Total Return Fund IV	17	154

PIMCO Total Return ESG Fund	18	162

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO BOND FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Dynamic Bond Fund, PIMCO Extended Duration Fund, PIMCO GNMA and Government Securities Fund, PIMCO Long Duration Total Return Fund, PIMCO Long-Term U.S. Government Fund, PIMCO Moderate Duration Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund, PIMCO Strategic Bond Fund, PIMCO Total Return Fund II, PIMCO Total Return Fund IV and PIMCO Total Return ESG Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury

4	PIMCO BOND FUNDS

securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Dynamic Bond Fund	06/30/08	06/30/08	06/30/08	04/27/18	—	06/30/08	07/31/08	07/31/08	Diversified
PIMCO Extended Duration Fund	08/31/06	08/31/06	09/11/08	—	—	—	—	—	Diversified
PIMCO GNMA and Government Securities Fund	07/31/97	07/31/97	04/30/08	01/31/19	—	11/30/00	05/31/01	—	Diversified
PIMCO Long Duration Total Return Fund	08/31/06	08/31/06	09/11/08	—	—	09/08/17	01/05/18	—	Diversified
PIMCO Long-Term U.S. Government Fund	07/01/91	07/01/91	04/30/08	—	09/23/97	01/20/97	01/20/97	—	Diversified
PIMCO Moderate Duration Fund	12/31/96	12/31/96	12/31/09	—	—	—	—	—	Diversified
PIMCO Mortgage-Backed Securities Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/00	07/31/00	—	Diversified
PIMCO Mortgage Opportunities and Bond Fund	10/22/12	10/22/12	10/22/12	04/27/18	—	10/22/12	10/22/12	—	Diversified
PIMCO Strategic Bond Fund	01/30/09	01/30/09	09/10/09	—	—	01/30/09	01/30/09	—	Diversified
PIMCO Total Return Fund II	12/30/91	12/30/91	12/31/09	—	11/30/94	—	—	—	Diversified
PIMCO Total Return Fund IV	05/26/11	05/26/11	—	—	—	05/26/11	—	—	Diversified
PIMCO Total Return ESG Fund	05/01/91	05/01/91	03/31/09	—	04/11/97	02/03/20	02/03/20	—	Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO BOND FUNDS

PIMCO Dynamic Bond Fund

Institutional Class - PFIUX	Class A - PUBAX
I-2 - PUCPX	Class C - PUBCX
I-3 - PFNUX	Class R - PUBRX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	28.2%

Corporate Bonds & Notes	18.1%

U.S. Treasury Obligations	16.4%

Asset-Backed Securities	13.4%

Short-Term Instruments‡	9.0%

Non-Agency Mortgage-Backed Securities	7.1%

Sovereign Issues	4.9%

Other	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/08)
PIMCO Dynamic Bond Fund Institutional Class	8.64%	5.05%	4.55%	2.83%	4.06%
PIMCO Dynamic Bond Fund I-2	8.58%	4.95%	4.45%	2.73%	3.96%
PIMCO Dynamic Bond Fund I-3	8.56%	4.90%	4.45%	2.76%	4.00%
PIMCO Dynamic Bond Fund Class A	8.42%	4.64%	4.14%	2.42%	3.65%
PIMCO Dynamic Bond Fund Class A (adjusted)	4.35%	0.67%	3.35%	2.03%	3.33%
PIMCO Dynamic Bond Fund Class C	8.01%	3.85%	3.34%	1.67%	2.89%
PIMCO Dynamic Bond Fund Class C (adjusted)	7.01%	2.85%	3.34%	1.67%	2.89%
PIMCO Dynamic Bond Fund Class R	8.28%	4.37%	3.88%	2.17%	3.40%
3 Month USD LIBOR	0.44%	1.46%	1.51%	0.91%	0.97%
Lipper Absolute Return Bond Funds Average	8.40%	1.95%	3.16%	2.49%	3.38%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.85% for Institutional Class shares, 0.95% for I-2 shares, 1.05% for I-3 shares, 1.25% for Class A shares, 2.00% for Class C shares, and 1.50% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Dynamic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to non-Agency mortgage-backed securities contributed to performance as prices for these securities apperciated.

»	Long exposure to investment grade corporate credit contributed to performance as these securities posted positive total returns.

»

Long exposure to U.S. duration primarily at the 3-10 year portion of the curve, and short positions at the 15-30 year portion of the curve contributed to performance as U.S. interest rates decreased at the front end and rose at the long end of the U.S. Treasury curve.

»	Long exposure to U.S. inflation linked securites as U.S. inflation expectations increased.

»	Long exposure to several emerging market currencies including the Brazilian real and the Argentine peso detracted from performance as these currencies depreciated in value.

»	Short exposure to United Kingdom duration detracted from performance as interest rates in the United Kingdom decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO Extended Duration Fund

Institutional Class - PEDIX
I-2 - PEDPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	89.9%

U.S. Government Agencies	3.7%

Non-Agency Mortgage-Backed Securities	2.8%

Asset-Backed Securities	1.3%

Corporate Bonds & Notes	1.0%

Short-Term Instruments‡	1.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Extended Duration Fund Institutional Class	(0.71)%	20.41%	10.85%	9.78%	10.58%
PIMCO Extended Duration Fund I-2	(0.76)%	20.29%	10.74%	9.67%	10.48%
FTSE STRIPS Index, 20+ Year Sub-Index	(0.49)%	21.42%	11.21%	10.34%	10.40%
Lipper Corporate Debt Funds BBB-Rated Funds Average	10.75%	7.82%	5.66%	4.97%	5.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.71% for Institutional Class shares, and 1.81% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Extended Duration Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to securitized strategies contributed to performance, as the strategy outperformed like duration U.S. Treasury securities.

»	Treasury Inflation Protection Securities contributed to performance, as breakeven inflation rates increased.

»	U.S. interest rate strategies overall including duration, curve positioning, and instrument selection detracted from performance, as the curve steepened slightly.

8	PIMCO BOND FUNDS

PIMCO GNMA and Government Securities Fund

Institutional Class - PDMIX	Class A - PAGNX
I-2 - PPGNX	Class C - PCGNX
I-3 - PANNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	96.5%

Non-Agency Mortgage-Backed Securities	1.8%

Short-Term Instruments‡	1.2%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO GNMA and Government Securities Fund Institutional Class	1.97%	5.52%	3.19%	3.21%	5.32%
PIMCO GNMA and Government Securities Fund I-2	1.92%	5.42%	3.08%	3.10%	5.22%
PIMCO GNMA and Government Securities Fund I-3	1.90%	5.37%	3.03%	3.05%	5.17%
PIMCO GNMA and Government Securities Fund Class A	1.77%	5.10%	2.77%	2.80%	4.90%
PIMCO GNMA and Government Securities Fund Class A (adjusted)	(2.04)%	1.19%	1.99%	2.40%	4.73%
PIMCO GNMA and Government Securities Fund Class C	1.39%	4.32%	2.01%	2.03%	4.12%
PIMCO GNMA and Government Securities Fund Class C (adjusted)	0.39%	3.32%	2.01%	2.03%	4.12%
Bloomberg Barclays GNMA Index	0.26%	3.86%	2.74%	2.91%	4.76%
Lipper GNMA Funds Average	0.76%	3.36%	2.17%	2.37%	4.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.83% for Institutional Class shares, 0.93% for I-2 shares, 1.03% for I-3 shares, 1.23% for Class A shares and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO GNMA and Government Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of securities of varying maturities issued by the Government National Mortgage Association and of securities issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to pass-through Agency mortgage-backed securities (“MBS”) contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Overweight exposure to Agency commercial MBS contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Overweight exposure to select structured Agency MBS positions, contributed to performance, as the sector outperformed like-duration Treasuries.

»	There were no material detractors for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Long Duration Total Return Fund

Institutional Class - PLRIX	Class A - PLRAX
I-2 - PLRPX	Class C - PLRCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	45.0%

Corporate Bonds & Notes	36.8%

U.S. Government Agencies	5.9%

Non-Agency Mortgage-Backed Securities	3.2%

Municipal Bonds & Notes	2.3%

Asset-Backed Securities	2.1%

Sovereign Issues	2.1%

Short-Term Instruments‡	1.6%

Others	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (08/31/06)
PIMCO Long Duration Total Return Fund Institutional Class	9.59%	13.69%	9.42%	7.51%	8.61%
PIMCO Long Duration Total Return Fund I-2	9.54%	13.57%	9.32%	7.41%	8.50%
PIMCO Long Duration Total Return Fund Class A	9.38%	13.24%	9.00%	7.09%	8.18%
PIMCO Long Duration Total Return Fund Class A (adjusted)	5.32%	8.99%	8.17%	6.68%	7.88%
PIMCO Long Duration Total Return Fund Class C	8.97%	12.40%	8.19%	6.30%	7.37%
PIMCO Long Duration Total Return Fund Class C (adjusted)	7.97%	11.40%	8.19%	6.30%	7.37%
Bloomberg Barclays Long-Term Government/Credit Index	7.52%	12.92%	8.78%	7.36%	7.78%
Lipper Corporate Debt Funds BBB-Rated Funds Average	10.75%	7.82%	5.66%	4.97%	5.50%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.07% for Institutional Class shares, 1.17% for I-2 shares, 1.47% for Class A shares, and 2.22% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long Duration Total Return Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the investment grade financial sector contributed to performance, as spreads narrowed.

»

Curve positioning and instrument selection within U.S. interest rate strategies contributed to performance, as an aggregate underweight to the long-end of the curve contributed as rates increased modestly.

»	Out of benchmark exposure to non-Agency mortgage-backed securities contributed to performance, as the strategy outperformed like duration U.S. Treasury securities.

»	Treasury Inflation Protection Securities contributed to performance, as breakeven inflation rates increased.

»	Underweight to the investment grade industrials sector detracted from performance, as spreads narrowed.

10	PIMCO BOND FUNDS

PIMCO Long-Term U.S. Government Fund

Institutional Class - PGOVX	Class A - PFGAX
I-2 - PLTPX	Class C - PFGCX
Administrative Class - PLGBX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	78.4%

U.S. Government Agencies	13.5%

Short-Term Instruments‡	3.2%

Non-Agency Mortgage-Backed Securities	3.1%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/91)
PIMCO Long-Term U.S. Government Fund Institutional Class	0.56%	16.33%	7.95%	7.02%	8.86%
PIMCO Long-Term U.S. Government Fund I-2	0.51%	16.22%	7.84%	6.91%	8.76%
PIMCO Long-Term U.S. Government Fund Administrative Class	0.43%	16.05%	7.68%	6.76%	8.60%
PIMCO Long-Term U.S. Government Fund Class A	0.38%	15.93%	7.58%	6.65%	8.45%
PIMCO Long-Term U.S. Government Fund Class A (adjusted)	(3.38)%	11.59%	6.76%	6.24%	8.28%
PIMCO Long-Term U.S. Government Fund Class C	0.00%	15.08%	6.78%	5.86%	7.65%
PIMCO Long-Term U.S. Government Fund Class C (adjusted)	(0.99)%	14.08%	6.78%	5.86%	7.65%
Bloomberg Barclays Long-Term Treasury Index	0.36%	16.34%	8.21%	7.21%	8.32%♦
Lipper General U.S. Government Funds Average	1.00%	7.14%	3.15%	2.76%	4.76%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 06/30/1991.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.855% for Institutional Class shares, 1.955% for I-2 shares, 2.105% for Administrative Class shares, 2.205% for Class A shares and 2.955% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term U.S. Government Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of fixed income securities that are issued or guaranteed by the U.S. Government, its agencies or government-sponsored enterprises (“U.S. Government Securities”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Assets not invested in U.S. Government Securities may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Out of benchmark exposure to securitized strategies contributed to performance, as the strategy outperformed like duration U.S. Treasury Securities.

»	Treasury Inflation Protection Securities held in lieu of nominal U.S. Treasury securities contributed to performance, as breakeven inflation rates rose.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Moderate Duration Fund

Institutional Class - PMDRX
I-2 - PMOPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	34.3%

Short-Term Instruments‡	24.0%

U.S. Government Agencies	22.2%

Asset-Backed Securities	5.7%

Non-Agency Mortgage-Backed Securities	5.6%

Sovereign Issues	5.2%

U.S. Treasury Obligations	2.1%

Other	0.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/31/96)
PIMCO Moderate Duration Fund Institutional Class	4.98%	7.10%	3.92%	3.47%	5.41%
PIMCO Moderate Duration Fund I-2	4.93%	6.99%	3.81%	3.37%	5.30%
Bloomberg Barclays Intermediate Government/Credit Index	3.44%	6.32%	3.39%	2.91%	4.71%
Lipper Short-Intermediate Investment Grade Debt Funds Average	4.98%	4.68%	2.65%	2.39%	4.08%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.61% for Institutional Class shares, and 0.71% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Moderate Duration Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Positions in Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Selection within investment grade credit, particularly financials, contributed to relative performance, as spreads tightened.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April, contributed to relative performance, as breakeven inflation rates rose.

»	Selection within high yield credit, particularly financials, contributed to relative performance, as spreads tightened.

»

U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight exposure to the intermediate curve and underweight exposure to the long end) as the curve steepened.

»	Long exposure to duration in Italy in April detracted from relative performance as interest rates increased.

12	PIMCO BOND FUNDS

PIMCO Mortgage-Backed Securities Fund

Institutional Class - PTRIX	Class A - PMRAX
I-2 - PMRPX	Class C - PMRCX
I-3 - PSANX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	84.2%

Asset-Backed Securities	7.7%

Non-Agency Mortgage-Backed Securities	5.6%

Short-Term Instruments‡	2.2%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Mortgage-Backed Securities Fund Institutional Class	3.57%	4.88%	3.76%	3.66%	5.55%
PIMCO Mortgage-Backed Securities Fund I-2	3.52%	4.77%	3.66%	3.56%	5.45%
PIMCO Mortgage-Backed Securities Fund I-3	3.51%	4.73%	3.61%	3.51%	5.40%
PIMCO Mortgage-Backed Securities Fund Class A	3.37%	4.46%	3.35%	3.25%	5.14%
PIMCO Mortgage-Backed Securities Fund Class A (adjusted)	(0.50)%	0.57%	2.56%	2.86%	4.96%
PIMCO Mortgage-Backed Securities Fund Class C	2.98%	3.68%	2.58%	2.48%	4.35%
PIMCO Mortgage-Backed Securities Fund Class C (adjusted)	1.98%	2.68%	2.58%	2.48%	4.35%
Bloomberg Barclays U.S. MBS Fixed-Rate Index	0.78%	4.36%	2.98%	3.02%	4.83%
Lipper U.S. Mortgage Funds Average	4.10%	3.74%	2.85%	3.01%	4.26%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 0.95% for I-3 shares, 1.15% for Class A shares, and 1.90% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage-Backed Securities Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of mortgage-related Fixed Income Instruments of varying maturities (such as mortgage pass-through securities, collateralized mortgage obligations, commercial mortgage-backed securities and mortgage dollar rolls), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to non-Agency residential mortgage-backed securities (”MBS”) contributed to performance, as non-Agency residential MBS spreads tightened.

»	Overweight exposure to pass-through Agency MBS contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Overweight exposure to senior collateralized loan obligations contributed to performance, as the sector generated positive returns.

»	Overweight exposure to senior non-Agency commercial MBS, contributed to performance, as the sector outperformed like duration Treasuries.

»

Overweight exposure to the front end and underweight exposure to the long end of the U.S. yield curve contributed to performance, as U.S. front end rates interest rates decreased and long end rates increased.

»	Underweight exposure to the 10 year portion of the U.S. yield curve detracted from performance, as 10 year U.S. rates decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Mortgage Opportunities and Bond Fund

Institutional Class - PMZIX	Class A - PMZAX
I-2 - PMZPX	Class C - PMZCX
I-3 - PMZNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	67.8%

Asset-Backed Securities	13.5%

Non-Agency Mortgage-Backed Securities	9.9%

U.S. Treasury Obligations	7.5%

Short-Term Instruments‡	1.0%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (10/22/12)
PIMCO Mortgage Opportunities and Bond Fund Institutional Class	7.26%	4.40%	4.12%	5.34%
PIMCO Mortgage Opportunities and Bond Fund I-2	7.20%	4.30%	4.01%	5.23%
PIMCO Mortgage Opportunities and Bond Fund I-3	7.19%	4.25%	3.96%	5.18%
PIMCO Mortgage Opportunities and Bond Fund Class A	7.04%	3.98%	3.70%	4.91%
PIMCO Mortgage Opportunities and Bond Fund Class A (adjusted)	3.06%	0.05%	2.92%	4.41%
PIMCO Mortgage Opportunities and Bond Fund Class C	6.63%	3.19%	2.92%	4.13%
PIMCO Mortgage Opportunities and Bond Fund Class C (adjusted)	5.63%	2.19%	2.92%	4.13%
3 Month USD LIBOR	0.44%	1.46%	1.51%	1.05%
Lipper Absolute Return Funds Average	6.55%	0.91%	2.24%	2.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 10/31/2012.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.82% for Institutional Class shares, 1.92% for I-2 shares, 2.02% for I-3 shares, 2.22% for Class A shares, and 2.97% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Mortgage Opportunities and Bond Fund seeks maximum long-term return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a portfolio of mortgage-related assets, including, but not limited to Agency residential and commercial mortgage-backed securities (“MBS”) and private label residential and commercial MBS, and of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Agency MBS refers to MBS issued by government-sponsored enterprises, such as the Government National Mortgage Association, the Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. “Fixed Income Instruments,” which include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private sector entities. The Fund will invest in a broad array of mortgage-related securities in seeking to generate consistent, absolute returns across full market cycles. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-Agency residential mortgage-backed securities (”MBS”) contributed to performance, as non-Agency residential MBS spreads tightened.

»	Exposure to Agency pass-through MBS contributed to performance, as the asset class outperformed like-duration Treasuries.

»	Long exposure to the front end and short exposure to the long end of the U.S. yield curve contributed to performance, as U.S. front end rates decreased and long end rates increased.

»	Exposure to senior non-Agency commercial MBS, contributed to performance, as the sector outperformed like duration treasuries.

»	Exposure to senior collateralized loan obligations contributed to performance, as the sector generated positive returns.

»	Exposure to select structured Agency MBS detracted from performance, as the sector underperformed swaps.

14	PIMCO BOND FUNDS

PIMCO Strategic Bond Fund

Institutional Class - PUTIX	Class A - ATMAX
I-2 - PUTPX	Class C - ATMCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	27.1%

Corporate Bonds & Notes	20.7%

U.S. Government Agencies	16.9%

Asset-Backed Securities	15.3%

U.S. Treasury Obligations	13.1%

Non-Agency Mortgage-Backed Securities	3.2%

Sovereign Issues	3.0%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (01/30/09)
PIMCO Strategic Bond Fund Institutional Class	6.04%	4.63%	5.15%	3.00%	3.39%
PIMCO Strategic Bond Fund I-2	5.99%	4.52%	5.04%	2.89%	3.28%
PIMCO Strategic Bond Fund Class A	5.83%	4.21%	4.73%	2.59%	2.98%
PIMCO Strategic Bond Fund Class A (adjusted)	1.87%	0.33%	3.94%	2.20%	2.64%
PIMCO Strategic Bond Fund Class C	5.43%	3.43%	3.95%	1.87%	2.25%
PIMCO Strategic Bond Fund Class C (adjusted)	4.43%	2.43%	3.95%	1.87%	2.25%
3 Month USD LIBOR	0.44%	1.46%	1.51%	0.91%	0.87%
Lipper Absolute Return Bond Funds Average	8.40%	1.95%	3.16%	2.49%	4.24%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

♦ Average annual total return since 01/31/2009.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund share Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.97% for A shares, and 1.72% for Class C shares,. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Strategic Bond Fund seeks maximum long-term return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to investment grade corporate debt contributed to performance as these securities posted positive total returns.

»

Long exposure to U.S. duration primarily at the 5-7 year portion of the curve, and short positions at the 15-30 year portion of the curve contributed to performance as U.S. interest rates decreased at the front end and increased at the long end of the U.S. Treasury curve.

»	Long exposure to non-agency mortgage backed securities contributed to performance as prices for these securities appreciated.

»	Long exposure to emerging market sovereign and quasi-sovereign external debt contributed to performance as these securities generally posted positive returns.

»	Long exposure to several emerging market currencies including the Brazilian real and the Peruvian sol detracted from performance as these currencies depreciated in value.

»	Short exposure to United Kingdom duration detracted from performance as interest rates in the United Kingdom decreased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

PIMCO Total Return Fund II

Institutional Class - PMBIX	Administrative Class - PRADX
I-2 - PMTPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	42.7%

Corporate Bonds & Notes	32.4%

Short-Term Instruments‡	9.2%

U.S. Treasury Obligations	6.8%

Non-Agency Mortgage-Backed Securities	5.0%

Asset-Backed Securities	2.8%

Municipal Bonds & Notes	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/30/91)
PIMCO Total Return Fund II Institutional Class	4.95%	7.45%	4.88%	3.74%	6.15%
PIMCO Total Return Fund II I-2	4.90%	7.34%	4.77%	3.64%	6.05%
PIMCO Total Return Fund II Administrative Class	4.82%	7.18%	4.62%	3.48%	5.89%
Bloomberg Barclays U.S. Aggregate Index	3.53%	6.98%	4.18%	3.64%	5.56%
Lipper Core Plus Bond Funds Average	7.70%	7.32%	4.47%	4.01%	6.05%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87 PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.76% for Institutional Class shares, 0.86% for I-2 shares, and 1.01% for Administrative Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund II seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. public- or private-sector entities. The Fund may invest only in investment grade U.S. dollar-denominated securities of U.S. issuers that are rated at least Baa by Moody’s Investors Service, Inc., or equivalently rated by Standard & Poor’s Ratings Services or Fitch, Inc., or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight exposure to the intermediate curve and underweight exposure to the long end) as the curve steepened.

»	Positions in Agency mortgage-backed securities (“MBS”) contributed to relative performance, as excess returns for these securities were positive.

»	Positions in non-Agency MBS contributed to relative performance, as spreads tightened.

»	Positions in US Treasury Inflation-Protected Securities, particularly in April, contributed to relative performance, as breakeven inflation rates rose.

»	Positions in select investment grade credit, particularly real estate investment trusts, contributed to relative performance, as total return for these securities were positive.

»	Select fallen angel holdings contributed to relative performance, as their spreads tightened.

»	Void of Emerging Market external debt represented in the index detracted from relative performance, as spreads tightened.

16	PIMCO BOND FUNDS

PIMCO Total Return Fund IV

Institutional Class - PTUIX
Class A - PTUZX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	37.0%

Corporate Bonds & Notes	31.8%

Non-Agency Mortgage-Backed Securities	15.7%

U.S. Treasury Obligations	9.9%

Asset-Backed Securities	2.1%

Short-Term Instruments‡	1.9%

Other	1.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (05/26/11)
PIMCO Total Return Fund IV Institutional Class	5.19%	6.36%	4.57%	4.24%
PIMCO Total Return Fund IV Class A	5.01%	5.99%	4.21%	3.89%
PIMCO Total Return Fund IV Class A (adjusted)	1.10%	2.05%	3.42%	3.46%
Bloomberg Barclays U.S. Aggregate Index	3.53%	6.98%	4.18%	3.71%
Lipper Core Plus Bond Funds Average	7.70%	7.32%	4.47%	3.98%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 05/31/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.80% for Institutional Class shares, and 1.15% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return Fund IV seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to securitized credit in the U.S. and Europe contributed to performance, as excess returns for these securities were positive.

»

U.S. interest strategies contributed to relative performance, primarily a steepening positioning (overweight exposure to the intermediate curve and underweight exposure to the long end) as the curve steepened.

»	Select fallen angel holdings, particularly financials, contributed to relative performance, as their spreads tightened.

»	Positions in U.S. Treasury Inflation-Protected Securities, particularly in April, contributed to relative performance, as breakeven inflation rates increased.

»	Long exposure to duration in Italy in April detracted from relative performance, as interest rates increased.

»	An underweight to investment-grade corporate credit spread duration detracted from relative performance as spreads tightened.

»	An underweight exposure to taxable municipals detracted from relative performance as spreads tightened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

PIMCO Total Return ESG Fund

Institutional Class - PTSAX	Class A - PTGAX
I-2 - PRAPX	Class C - PTGCX
Administrative Class - PRFAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	46.8%

U.S. Government Agencies	36.0%

U.S. Treasury Obligations	6.5%

Sovereign Issues	5.2%

Non-Agency Mortgage-Backed Securities	2.6%

Asset-Backed Securities	1.5%

Municipal Bonds & Notes	1.1%

Other	0.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/01/91)
PIMCO Total Return ESG Fund Institutional Class	5.85%	7.49%	4.61%	3.76%	6.63%
PIMCO Total Return ESG Fund I-2	5.79%	7.38%	4.50%	3.65%	6.53%
PIMCO Total Return ESG Fund Administrative Class	5.71%	7.22%	4.35%	3.50%	6.36%
PIMCO Total Return ESG Fund Class A	5.64%	7.06%	4.19%	3.34%	6.21%
PIMCO Total Return ESG Fund Class A (adjusted)	3.22%	4.62%	3.72%	3.11%	6.13%
PIMCO Total Return ESG Fund Class C	5.26%	6.29%	3.42%	2.58%	5.42%
PIMCO Total Return ESG Fund Class C (adjusted)	4.26%	5.29%	3.42%	2.58%	5.42%
Bloomberg Barclays U.S. Aggregate Index	3.53%	6.98%	4.18%	3.64%	5.81%
Lipper Core Plus Bond Funds Average	7.70%	7.32%	4.47%	4.01%	6.33%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/1991.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.96% for Institutional Class shares, 1.06% for I-2 shares, 1.21% for Administrative shares, 1.36% for Class A shares, and 2.11% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Total Return ESG Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. However, green/sustainable bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. In addition, the Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the provision of healthcare services or the manufacture of pharmaceuticals, unless the issuer derives 100% of its gross revenues from products or services designed to protect and improve the quality of human life, as determined on the basis of information available to PIMCO. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in Emerging Market external debt contributed to relative performance, as spreads tightened.

»

U.S. interest strategies contributed to relative performance, including a steepening positioning (overweight exposure to the intermediate curve and underweight exposure to the long end) as the curve steepened.

»	Positions in select investment grade credit, particularly utilities and financials, contributed to relative performance, as spreads tightened.

»	Positions in non-Agency Mortgage Backed Securities (“MBS”) contributed to relative performance, as spreads tightened.

»	Positions in Agency MBS contributed to relative performance, as excess returns for these securities were positive.

»	Long exposure to duration in Italy in April detracted from relative performance, as interest rates increased.

18	PIMCO BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Dynamic Bond Fund
Institutional Class	$1,000.00	$1,086.40	$4.34	$1,000.00	$1,020.91	$4.20	0.83%
I-2	1,000.00	1,085.80	4.86	1,000.00	1,020.41	4.71	0.93
I-3	1,000.00	1,085.60	5.12	1,000.00	1,020.16	4.96	0.98
Class A	1,000.00	1,084.20	6.43	1,000.00	1,018.90	6.23	1.23
Class C	1,000.00	1,080.10	10.32	1,000.00	1,015.14	10.00	1.98
Class R	1,000.00	1,082.80	7.73	1,000.00	1,017.65	7.49	1.48

PIMCO Extended Duration Fund
Institutional Class	$1,000.00	$992.90	$3.15	$1,000.00	$1,021.91	$3.19	0.63%
I-2	1,000.00	992.40	3.65	1,000.00	1,021.41	3.70	0.73

PIMCO GNMA and Government Securities Fund
Institutional Class	$1,000.00	$1,019.70	$2.58	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,019.20	3.09	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,019.00	3.34	1,000.00	1,021.76	3.35	0.66
Class A	1,000.00	1,017.70	4.60	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,013.90	8.38	1,000.00	1,016.75	8.39	1.66

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Long Duration Total Return Fund
Institutional Class	$1,000.00	$1,095.90	$3.10	$1,000.00	$1,022.11	$2.99	0.59%
I-2	1,000.00	1,095.40	3.62	1,000.00	1,021.61	3.50	0.69
Class A	1,000.00	1,093.80	5.20	1,000.00	1,020.10	5.01	0.99
Class C	1,000.00	1,089.70	9.12	1,000.00	1016.34	8.80	1.74

PIMCO Long-Term U.S. Government Fund
Institutional Class	$1,000.00	$1,005.60	$2.84	$1,000.00	$1,022.24	$2.86	0.565%
I-2	1,000.00	1,005.10	3.34	1,000.00	1,021.73	3.37	0.665
Administrative Class	1,000.00	1,004.30	4.09	1,000.00	1,020.98	4.13	0.815
Class A	1,000.00	1,003.80	4.60	1,000.00	1,020.48	4.63	0.915
Class C	1,000.00	1,000.00	8.35	1,000.00	1,016.72	8.42	1.665

PIMCO Moderate Duration Fund
Institutional Class	$1,000.00	$1,049.80	$2.36	$1,000.00	$1,022.76	$2.33	0.46%
I-2	1,000.00	1,049.30	2.88	1,000.00	1,022.26	2.84	0.56

PIMCO Mortgage-Backed Securities Fund
Institutional Class	$1,000.00	$1,035.70	$2.70	$1,000.00	$1,022.41	$2.69	0.53%
I-2	1,000.00	1,035.20	3.21	1,000.00	1,021.91	3.19	0.63
I-3	1,000.00	1,035.10	3.47	1,000.00	1,021.66	3.45	0.68
Class A	1,000.00	1,033.70	4.74	1,000.00	1,020.41	4.71	0.93
Class C	1,000.00	1,029.80	8.55	1,000.00	1,016.65	8.49	1.68

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class	$1,000.00	$1,072.60	$3.74	$1,000.00	$1,021.46	$3.65	0.72%
I-2	1,000.00	1,072.00	4.26	1,000.00	1,020.96	4.15	0.82
I-3	1,000.00	1,071.90	4.52	1,000.00	1,020.71	4.41	0.87
Class A	1,000.00	1,070.40	5.81	1,000.00	1,019.45	5.67	1.12
Class C	1,000.00	1,066.30	9.69	1,000.00	1,015.69	9.45	1.87

PIMCO Strategic Bond Fund
Institutional Class	$1,000.00	$1,060.40	$2.69	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,059.90	3.20	1,000.00	1,021.96	3.14	0.62
Class A	1,000.00	1,058.30	4.75	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,054.30	8.60	1,000.00	1,016.70	8.44	1.67

PIMCO Total Return Fund II
Institutional Class	$1,000.00	$1,049.50	$2.57	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,049.00	3.08	1,000.00	1,022.06	3.04	0.60
Administrative Class	1,000.00	1,048.20	3.85	1,000.00	1,021.31	3.80	0.75

PIMCO Total Return Fund IV
Institutional Class	$1,000.00	$1,051.90	$2.73	$1,000.00	$1,022.41	$2.69	0.53%
Class A	1,000.00	1,050.10	4.52	1,000.00	1,020.66	4.46	0.88

PIMCO Total Return ESG Fund
Institutional Class	$1,000.00	$1,058.50	$2.89	$1,000.00	$1,022.26	$2.84	0.56%
I-2	1,000.00	1,057.90	3.40	1,000.00	1,021.76	3.35	0.66
Administrative Class	1,000.00	1,057.10	4.18	1,000.00	1,021.01	4.10	0.81
Class A	1,000.00	1,056.40	4.95	1,000.00	1,020.26	4.86	0.96
Class C	1,000.00	1,052.60	8.80	1,000.00	1,016.50	8.64	1.71

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

20	PIMCO BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

Bloomberg Barclays GNMA Index	Bloomberg Barclays GNMA Index is an unmanaged index covering mortgage-backed pass-through securities of the Government National Mortgage Association (GNMA).

Bloomberg Barclays Intermediate Government/Credit Index	Bloomberg Barclays Intermediate Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of at least 1 year and less than 10 years.

Bloomberg Barclays Long-Term Government/Credit Index	Bloomberg Barclays Long-Term Government/Credit Index is an unmanaged index of U.S. Government or Investment Grade Credit Securities having a maturity of 10 years or more.

Bloomberg Barclays Long-Term Treasury Index	Bloomberg Barclays Long-Term Treasury Index consists of U.S. Treasury issues with maturities of 10 or more years.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. MBS Fixed-Rate Index	Bloomberg Barclays U.S. MBS Fixed-Rate Index covers the mortgage-backed pass-through securities and hybrid ARM pools of Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The MBS Index is formed by grouping individual fixed rate MBS pools into generic aggregates.

FTSE STRIPS Index, 20+ Year Sub-Index	FTSE STRIPS Index, 20+ Year Sub-Index represents a composition of outstanding Treasury Bond and Notes with a maturity of at least twenty years. The index is rebalanced each month in accordance with underlying Treasury figures and profiles provided as of the previous month-end. The included STRIPS are derived only from bonds in the FTSE U.S. Treasury Bond Index, which include coupon strips with less than one year remaining to maturity.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Dynamic Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.99	$0.20	$0.66	$0.86	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	10.81	0.41	(0.69)	(0.28)	(0.54)	0.00	0.00	(0.54)

03/31/2019	10.81	0.46	(0.08)	0.38	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.91	0.48	(0.04)	0.44	(0.54)	0.00	0.00	(0.54)

03/31/2017	10.19	0.58	0.38	0.96	(0.24)	0.00	0.00	(0.24)

03/31/2016	11.18	0.45	(0.79)	(0.34)	(0.61)	0.00	(0.04)	(0.65)
I-2

04/01/2020 - 09/30/2020+	9.99	0.20	0.65	0.85	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.81	0.40	(0.69)	(0.29)	(0.53)	0.00	0.00	(0.53)

03/31/2019	10.81	0.45	(0.08)	0.37	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.91	0.47	(0.04)	0.43	(0.53)	0.00	0.00	(0.53)

03/31/2017	10.19	0.62	0.32	0.94	(0.22)	0.00	0.00	(0.22)

03/31/2016	11.18	0.44	(0.79)	(0.35)	(0.60)	0.00	(0.04)	(0.64)
I-3

04/01/2020 - 09/30/2020+	9.99	0.20	0.65	0.85	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.81	0.39	(0.69)	(0.30)	(0.52)	0.00	0.00	(0.52)

04/27/2018 - 03/31/2019	10.77	0.39	(0.01)	0.38	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2020 - 09/30/2020+	9.99	0.18	0.66	0.84	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.81	0.36	(0.68)	(0.32)	(0.50)	0.00	0.00	(0.50)

03/31/2019	10.81	0.42	(0.08)	0.34	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.91	0.44	(0.05)	0.39	(0.49)	0.00	0.00	(0.49)

03/31/2017	10.19	0.54	0.37	0.91	(0.19)	0.00	0.00	(0.19)

03/31/2016	11.18	0.41	(0.79)	(0.38)	(0.57)	0.00	(0.04)	(0.61)
Class C

04/01/2020 - 09/30/2020+	9.99	0.14	0.66	0.80	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.81	0.29	(0.69)	(0.40)	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.81	0.34	(0.08)	0.26	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.91	0.35	(0.04)	0.31	(0.41)	0.00	0.00	(0.41)

03/31/2017	10.20	0.46	0.36	0.82	(0.11)	0.00	0.00	(0.11)

03/31/2016	11.18	0.33	(0.79)	(0.46)	(0.48)	0.00	(0.04)	(0.52)
Class R

04/01/2020 - 09/30/2020+	9.99	0.17	0.66	0.83	(0.10)	0.00	0.00	(0.10)

03/31/2020	10.81	0.34	(0.69)	(0.35)	(0.47)	0.00	0.00	(0.47)

03/31/2019	10.81	0.40	(0.09)	0.31	(0.31)	0.00	0.00	(0.31)

03/31/2018	10.91	0.41	(0.04)	0.37	(0.47)	0.00	0.00	(0.47)

03/31/2017	10.19	0.51	0.38	0.89	(0.17)	0.00	0.00	(0.17)

03/31/2016	11.17	0.39	(0.79)	(0.40)	(0.54)	0.00	(0.04)	(0.58)

PIMCO Extended Duration Fund
Institutional Class

04/01/2020 - 09/30/2020+	$11.09	$0.15	$(0.23)	$(0.08)	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	7.83	0.21	3.26	3.47	(0.20)	0.00	(0.01)	(0.21)

03/31/2019	7.58	0.20	0.33	0.53	(0.19)	(0.08)	(0.01)	(0.28)

03/31/2018	7.44	0.22	0.24	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.23	(0.86)	(0.63)	(0.22)	(0.37)	0.00	(0.59)

03/31/2016	9.02	0.22	(0.19)	0.03	(0.26)	(0.13)	0.00	(0.39)
I-2

04/01/2020 - 09/30/2020+	11.09	0.15	(0.23)	(0.08)	(0.15)	0.00	0.00	(0.15)

03/31/2020	7.83	0.20	3.26	3.46	(0.19)	0.00	(0.01)	(0.20)

03/31/2019	7.58	0.19	0.33	0.52	(0.18)	(0.08)	(0.01)	(0.27)

03/31/2018	7.44	0.21	0.25	0.46	(0.21)	(0.11)	0.00	(0.32)

03/31/2017	8.66	0.22	(0.86)	(0.64)	(0.21)	(0.37)	0.00	(0.58)

03/31/2016	9.02	0.21	(0.19)	0.02	(0.25)	(0.13)	0.00	(0.38)

22	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.72	8.64%	$2,651,686	0.83	%*	0.83	%*	0.81	%*	0.81	%*	3.81	%*	216%

9.99	(2.81)	2,767,966	0.85		0.85		0.81		0.81		3.79		433

10.81	3.59	3,019,494	1.00		1.01		0.80		0.81		4.33		307

10.81	4.05	2,516,446	0.94	(d)(e)	0.94	(d)(e)	0.86	(d)(e)	0.86	(d)(e)	4.38		138

10.91	9.48	2,715,487	1.09		1.09		0.90		0.90		5.45		275

10.19	(3.09)	2,841,833	0.99		0.99		0.90		0.90		4.20		389

10.72	8.58	309,789	0.93	*	0.93	*	0.91	*	0.91	*	3.72	*	216

9.99	(2.91)	314,077	0.95		0.95		0.91		0.91		3.69		433

10.81	3.49	451,788	1.10		1.11		0.90		0.91		4.20		307

10.81	3.95	311,754	1.04	(e)(f)	1.04	(e)(f)	0.96	(e)(f)	0.96	(e)(f)	4.28		138

10.91	9.37	307,329	1.19		1.19		1.00		1.00		5.92		275

10.19	(3.19)	1,148,901	1.09		1.09		1.00		1.00		4.13		389

10.72	8.56	9,265	0.98	*	1.03	*	0.96	*	1.01	*	3.80	*	216

9.99	(2.96)	3,615	1.00		1.05		0.96		1.01		3.65		433

10.81	3.57	3,807	1.15	*	1.21	*	0.95	*	1.01	*	3.97	*	307

10.72	8.42	239,881	1.23	*	1.23	*	1.21	*	1.21	*	3.43	*	216

9.99	(3.20)	211,965	1.25		1.25		1.21		1.21		3.40		433

10.81	3.18	252,532	1.40		1.41		1.20		1.21		3.95		307

10.81	3.64	282,645	1.34	(e)(g)	1.34	(e)(g)	1.26	(e)(g)	1.26	(e)(g)	3.99		138

10.91	9.04	227,510	1.49		1.49		1.30		1.30		5.11		275

10.19	(3.48)	314,002	1.39		1.39		1.30		1.30		3.82		389

10.72	8.01	52,858	1.98	*	1.98	*	1.96	*	1.96	*	2.61	*	216

9.99	(3.93)	76,545	2.00		2.00		1.96		1.96		2.69		433

10.81	2.41	148,113	2.15		2.16		1.95		1.96		3.21		307

10.81	2.86	192,440	2.09	(e)(g)	2.09	(e)(g)	2.01	(e)(g)	2.01	(e)(g)	3.21		138

10.91	8.12	256,511	2.24		2.24		2.05		2.05		4.36		275

10.20	(4.15)	346,268	2.14		2.14		2.05		2.05		3.07		389

10.72	8.28	5,005	1.48	*	1.48	*	1.46	*	1.46	*	3.15	*	216

9.99	(3.44)	4,979	1.50		1.50		1.46		1.46		3.15		433

10.81	2.92	6,710	1.65		1.66		1.45		1.46		3.69		307

10.81	3.38	6,720	1.59	(e)(g)	1.59	(e)(g)	1.51	(e)(g)	1.51	(e)(g)	3.72		138

10.91	8.77	7,531	1.74		1.74		1.55		1.55		4.84		275

10.19	(3.64)	8,045	1.64		1.64		1.55		1.55		3.58		389

$10.86	(0.71)%	$1,253,435	0.63	%*	0.63	%*	0.50	%*	0.50	%*	2.64	%*	118%

11.09	44.99	1,387,952	1.71		1.71		0.50		0.50		2.39		179

7.83	7.35	1,179,560	1.17		1.17		0.50		0.50		2.73		150

7.58	6.10	1,246,628	0.94		0.94		0.50		0.50		2.85		138

7.44	(7.15)	1,125,339	0.68		0.68		0.50		0.50		2.81		93

8.66	0.76	400,312	0.53		0.53		0.50		0.50		2.73		96

10.86	(0.76)	43,884	0.73	*	0.73	*	0.60	*	0.60	*	2.62	*	118

11.09	44.85	45,892	1.81		1.81		0.60		0.60		2.29		179

7.83	7.25	73,261	1.27		1.27		0.60		0.60		2.59		150

7.58	6.00	43,436	1.04		1.04		0.60		0.60		2.74		138

7.44	(7.25)	41,075	0.78		0.78		0.60		0.60		2.52		93

8.66	0.66	60,581	0.63		0.63		0.60		0.60		2.60		96

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO GNMA and Government Securities Fund
Institutional Class

04/01/2020 - 09/30/2020+	$11.31	$0.08	$0.14	$0.22	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2020	10.94	0.29	0.45	0.74	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.80	0.28	0.21	0.49	(0.35)	0.00	0.00	(0.35)

03/31/2018	11.11	0.24	(0.23)	0.01	(0.32)	0.00	0.00	(0.32)

03/31/2017	11.36	0.21	(0.12)	0.09	(0.34)	0.00	0.00	(0.34)

03/31/2016	11.41	0.18	0.05	0.23	(0.27)	0.00	(0.01)	(0.28)
I-2

04/01/2020 - 09/30/2020+	11.31	0.07	0.15	0.22	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.94	0.27	0.46	0.73	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.80	0.27	0.21	0.48	(0.34)	0.00	0.00	(0.34)

03/31/2018	11.11	0.22	(0.22)	0.00	(0.31)	0.00	0.00	(0.31)

03/31/2017	11.36	0.19	(0.12)	0.07	(0.32)	0.00	0.00	(0.32)

03/31/2016	11.41	0.18	0.04	0.22	(0.26)	0.00	(0.01)	(0.27)
I-3

04/01/2020 - 09/30/2020+	11.31	0.07	0.14	0.21	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.94	0.28	0.45	0.73	(0.36)	0.00	0.00	(0.36)

01/31/2019 - 03/31/2019	10.85	0.05	0.10	0.15	(0.06)	0.00	0.00	(0.06)
Class A

04/01/2020 - 09/30/2020+	11.31	0.06	0.14	0.20	(0.10)	0.00	0.00	(0.10)

03/31/2020	10.94	0.24	0.46	0.70	(0.33)	0.00	0.00	(0.33)

03/31/2019	10.80	0.24	0.20	0.44	(0.30)	0.00	0.00	(0.30)

03/31/2018	11.11	0.19	(0.22)	(0.03)	(0.28)	0.00	0.00	(0.28)

03/31/2017	11.36	0.16	(0.12)	0.04	(0.29)	0.00	0.00	(0.29)

03/31/2016	11.41	0.14	0.04	0.18	(0.22)	0.00	(0.01)	(0.23)
Class C

04/01/2020 - 09/30/2020+	11.31	0.01	0.15	0.16	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.94	0.16	0.45	0.61	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.80	0.15	0.21	0.36	(0.22)	0.00	0.00	(0.22)

03/31/2018	11.11	0.11	(0.22)	(0.11)	(0.20)	0.00	0.00	(0.20)

03/31/2017	11.36	0.08	(0.12)	(0.04)	(0.21)	0.00	0.00	(0.21)

03/31/2016	11.41	0.05	0.05	0.10	(0.14)	0.00	(0.01)	(0.15)

PIMCO Long Duration Total Return Fund
Institutional Class

04/01/2020 - 09/30/2020+	$11.16	$0.22	$0.85	$1.07	$(0.22)	$0.00	$0.00	$(0.22)

03/31/2020	10.62	0.40	1.36	1.76	(0.39)	(0.83)	0.00	(1.22)

03/31/2019	10.56	0.40	0.17	0.57	(0.39)	(0.12)	0.00	(0.51)

03/31/2018	10.63	0.45	0.19	0.64	(0.44)	(0.27)	0.00	(0.71)

03/31/2017	11.29	0.49	(0.12)	0.37	(0.48)	(0.55)	0.00	(1.03)

03/31/2016	12.30	0.50	(0.60)	(0.10)	(0.60)	(0.31)	0.00	(0.91)
I-2

04/01/2020 - 09/30/2020+	11.16	0.22	0.84	1.06	(0.21)	0.00	0.00	(0.21)

03/31/2020	10.62	0.38	1.37	1.75	(0.38)	(0.83)	0.00	(1.21)

03/31/2019	10.56	0.39	0.17	0.56	(0.38)	(0.12)	0.00	(0.50)

03/31/2018	10.63	0.44	0.19	0.63	(0.43)	(0.27)	0.00	(0.70)

03/31/2017	11.29	0.48	(0.12)	0.36	(0.47)	(0.55)	0.00	(1.02)

03/31/2016	12.30	0.49	(0.60)	(0.11)	(0.59)	(0.31)	0.00	(0.90)
Class A

04/01/2020 - 09/30/2020+	11.16	0.20	0.84	1.04	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.62	0.35	1.36	1.71	(0.34)	(0.83)	0.00	(1.17)

03/31/2019	10.56	0.36	0.17	0.53	(0.35)	(0.12)	0.00	(0.47)

09/08/2017 - 03/31/2018	11.31	0.25	(0.50)	(0.25)	(0.23)	(0.27)	0.00	(0.50)
Class C

04/01/2020 - 09/30/2020+	11.16	0.16	0.84	1.00	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.62	0.26	1.37	1.63	(0.26)	(0.83)	0.00	(1.09)

03/31/2019	10.56	0.27	0.18	0.45	(0.27)	(0.12)	0.00	(0.39)

01/05/2018 - 03/31/2018	10.94	0.07	(0.38)	(0.31)	(0.07)	0.00	0.00	(0.07)

24	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.41	1.97%	$824,771	0.51	%*	0.51	%*	0.50	%*	0.50	%*	1.37	%*	518%

11.31	6.89	665,068	0.83		0.83		0.50		0.50		2.58		903

10.94	4.60	314,613	0.71		0.71		0.50		0.50		2.62		862

10.80	0.08	296,502	0.53		0.53		0.50		0.50		2.14		1,049

11.11	0.75	296,252	0.51		0.51		0.50		0.50		1.82		1,536

11.36	2.04	347,336	0.50		0.50		0.50		0.50		1.62		1,609

11.41	1.92	841,054	0.61	*	0.61	*	0.60	*	0.60	*	1.28	*	518

11.31	6.79	586,843	0.93		0.93		0.60		0.60		2.46		903

10.94	4.50	108,751	0.81		0.81		0.60		0.60		2.53		862

10.80	(0.01)	86,645	0.63		0.63		0.60		0.60		2.03		1,049

11.11	0.65	63,938	0.61		0.61		0.60		0.60		1.70		1,536

11.36	1.94	90,151	0.60		0.60		0.60		0.60		1.56		1,609

11.41	1.90	10,512	0.66	*	0.71	*	0.65	*	0.70	*	1.20	*	518

11.31	6.74	6,040	0.98		1.03		0.65		0.70		2.49		903

10.94	1.37	10	0.86	*	0.91	*	0.65	*	0.70	*	2.99	*	862

11.41	1.77	326,974	0.91	*	0.91	*	0.90	*	0.90	*	0.98	*	518

11.31	6.47	258,662	1.23		1.23		0.90		0.90		2.19		903

10.94	4.19	205,514	1.11		1.11		0.90		0.90		2.22		862

10.80	(0.31)	218,142	0.93		0.93		0.90		0.90		1.75		1,049

11.11	0.35	173,854	0.91		0.91		0.90		0.90		1.43		1,536

11.36	1.63	232,328	0.90		0.90		0.90		0.90		1.20		1,609

11.41	1.39	51,019	1.66	*	1.66	*	1.65	*	1.65	*	0.23	*	518

11.31	5.68	53,843	1.98		1.98		1.65		1.65		1.45		903

10.94	3.41	40,513	1.86		1.86		1.65		1.65		1.45		862

10.80	(1.06)	51,216	1.68		1.68		1.65		1.65		0.98		1,049

11.11	(0.40)	74,234	1.66		1.66		1.65		1.65		0.68		1,536

11.36	0.88	91,958	1.65		1.65		1.65		1.65		0.45		1,609

$12.01	9.59%	$3,341,492	0.59	%*	0.59	%*	0.50	%*	0.50	%*	3.73	%*	110%

11.16	17.07	3,166,512	1.07		1.07		0.50		0.50		3.53		269

10.62	5.72	3,599,618	0.97		0.97		0.50		0.50		3.96		189

10.56	5.95	2,945,114	1.00		1.00		0.50		0.50		4.09		156

10.63	3.52	2,790,764	0.69		0.69		0.50		0.50		4.34		116

11.29	(0.40)	2,949,533	0.55		0.55		0.50		0.50		4.38		59

12.01	9.54	102,048	0.69	*	0.69	*	0.60	*	0.60	*	3.64	*	110

11.16	16.95	70,053	1.17		1.17		0.60		0.60		3.41		269

10.62	5.62	48,245	1.07		1.07		0.60		0.60		3.84		189

10.56	5.84	29,416	1.10		1.10		0.60		0.60		4.03		156

10.63	3.42	9,939	0.79		0.79		0.60		0.60		4.24		116

11.29	(0.50)	11,164	0.65		0.65		0.60		0.60		4.27		59

12.01	9.38	72,400	0.99	*	0.99	*	0.90	*	0.90	*	3.34	*	110

11.16	16.61	42,787	1.47		1.47		0.90		0.90		3.11		269

10.62	5.31	16,084	1.37		1.37		0.90		0.90		3.57		189

10.56	(2.27)	19,215	1.40	*	1.40	*	0.90	*	0.90	*	4.26	*	156

12.01	8.97	3,396	1.74	*	1.74	*	1.65	*	1.65	*	2.60	*	110

11.16	15.76	1,550	2.22		2.22		1.65		1.65		2.35		269

10.62	4.53	354	2.12		2.12		1.65		1.65		2.69		189

10.56	(2.85)	36	2.15	*	2.15	*	1.65	*	1.65	*	3.08	*	156

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term U.S. Government Fund
Institutional Class

04/01/2020 - 09/30/2020+	$7.87	$0.07	$(0.03)	$0.04	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	6.16	0.18	1.71	1.89	(0.18)	0.00	0.00	(0.18)

03/31/2019	6.01	0.16	0.18	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.16	0.05	0.21	(0.16)	(0.02)	0.00	(0.18)

03/31/2017	6.44	0.17	(0.44)	(0.27)	(0.17)	(0.02)	0.00	(0.19)

03/31/2016	11.49	0.30	(0.46)	(0.16)	(0.27)	(4.62)	0.00	(4.89)
I-2

04/01/2020 - 09/30/2020+	7.87	0.07	(0.03)	0.04	(0.07)	0.00	0.00	(0.07)

03/31/2020	6.16	0.17	1.71	1.88	(0.17)	0.00	0.00	(0.17)

03/31/2019	6.01	0.15	0.19	0.34	(0.16)	(0.03)	0.00	(0.19)

03/31/2018	5.98	0.15	0.05	0.20	(0.15)	(0.02)	0.00	(0.17)

03/31/2017	6.44	0.17	(0.45)	(0.28)	(0.16)	(0.02)	0.00	(0.18)

03/31/2016	11.49	0.28	(0.45)	(0.17)	(0.26)	(4.62)	0.00	(4.88)
Administrative Class

04/01/2020 - 09/30/2020+	7.87	0.06	(0.03)	0.03	(0.06)	0.00	0.00	(0.06)

03/31/2020	6.16	0.16	1.71	1.87	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.01	0.14	0.19	0.33	(0.15)	(0.03)	0.00	(0.18)

03/31/2018	5.98	0.15	0.04	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.16	(0.45)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.28	(0.46)	(0.18)	(0.25)	(4.62)	0.00	(4.87)
Class A

04/01/2020 - 09/30/2020+	7.87	0.06	(0.03)	0.03	(0.06)	0.00	0.00	(0.06)

03/31/2020	6.16	0.15	1.71	1.86	(0.15)	0.00	0.00	(0.15)

03/31/2019	6.01	0.14	0.18	0.32	(0.14)	(0.03)	0.00	(0.17)

03/31/2018	5.98	0.14	0.05	0.19	(0.14)	(0.02)	0.00	(0.16)

03/31/2017	6.44	0.15	(0.44)	(0.29)	(0.15)	(0.02)	0.00	(0.17)

03/31/2016	11.49	0.26	(0.45)	(0.19)	(0.24)	(4.62)	0.00	(4.86)
Class C

04/01/2020 - 09/30/2020+	7.87	0.03	(0.03)	0.00	(0.03)	0.00	0.00	(0.03)

03/31/2020	6.16	0.10	1.71	1.81	(0.10)	0.00	0.00	(0.10)

03/31/2019	6.01	0.09	0.19	0.28	(0.10)	(0.03)	0.00	(0.13)

03/31/2018	5.98	0.09	0.05	0.14	(0.09)	(0.02)	0.00	(0.11)

03/31/2017	6.44	0.11	(0.45)	(0.34)	(0.10)	(0.02)	0.00	(0.12)

03/31/2016	11.49	0.19	(0.45)	(0.26)	(0.17)	(4.62)	0.00	(4.79)

PIMCO Moderate Duration Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.50	$0.10	$0.42	$0.52	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	10.16	0.31	0.31	0.62	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.09	0.30	0.04	0.34	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.15	0.22	(0.10)	0.12	(0.18)	0.00	0.00	(0.18)

03/31/2017	10.13	0.26	(0.04)	0.22	(0.20)	0.00	0.00	(0.20)

03/31/2016	10.53	0.27	(0.21)	0.06	(0.28)	(0.18)	0.00	(0.46)
I-2

04/01/2020 - 09/30/2020+	10.50	0.10	0.42	0.52	(0.10)	0.00	0.00	(0.10)

03/31/2020	10.16	0.31	0.30	0.61	(0.27)	0.00	0.00	(0.27)

03/31/2019	10.09	0.29	0.04	0.33	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.15	0.21	(0.10)	0.11	(0.17)	0.00	0.00	(0.17)

03/31/2017	10.13	0.25	(0.04)	0.21	(0.19)	0.00	0.00	(0.19)

03/31/2016	10.53	0.25	(0.21)	0.04	(0.26)	(0.18)	0.00	(0.44)

26	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.84	0.56%	$554,847	0.565	%*	0.565	%*	0.475	%*	0.475	%*	1.66	%*	154%

7.87	31.11	422,051	1.855		1.855		0.475		0.475		2.64		220

6.16	5.95	565,854	0.965		0.965		0.475		0.475		2.67		141

6.01	3.47	1,240,260	0.775		0.775		0.475		0.475		2.62		148

5.98	(4.21)	1,450,163	0.655		0.655		0.475		0.475		2.77		61

6.44	1.82	304,991	0.535		0.535		0.475		0.475		3.23		101

7.84	0.51	117,956	0.665	*	0.665	*	0.575	*	0.575	*	1.68	*	154

7.87	30.98	100,913	1.955		1.955		0.575		0.575		2.53		220

6.16	5.84	55,408	1.065		1.065		0.575		0.575		2.55		141

6.01	3.37	48,727	0.875		0.875		0.575		0.575		2.53		148

5.98	(4.31)	39,443	0.755		0.755		0.575		0.575		2.64		61

6.44	1.72	82,647	0.635		0.635		0.575		0.575		3.11		101

7.84	0.43	10,725	0.815	*	0.815	*	0.725	*	0.725	*	1.54	*	154

7.87	30.79	11,518	2.105		2.105		0.725		0.725		2.39		220

6.16	5.69	11,292	1.215		1.215		0.725		0.725		2.42		141

6.01	3.22	17,398	1.025		1.025		0.725		0.725		2.37		148

5.98	(4.46)	20,222	0.905		0.905		0.725		0.725		2.50		61

6.44	1.57	27,613	0.785		0.785		0.725		0.725		3.00		101

7.84	0.38	124,692	0.915	*	0.915	*	0.825	*	0.825	*	1.43	*	154

7.87	30.66	119,986	2.205		2.205		0.825		0.825		2.29		220

6.16	5.59	104,513	1.315		1.315		0.825		0.825		2.32		141

6.01	3.11	100,379	1.125		1.125		0.825		0.825		2.28		148

5.98	(4.55)	100,476	1.005		1.005		0.825		0.825		2.40		61

6.44	1.47	159,606	0.885		0.885		0.825		0.825		2.88		101

7.84	0.00	24,549	1.665	*	1.665	*	1.575	*	1.575	*	0.67	*	154

7.87	29.70	23,024	2.955		2.955		1.575		1.575		1.54		220

6.16	4.80	13,027	2.065		2.065		1.575		1.575		1.57		141

6.01	2.34	14,961	1.875		1.875		1.575		1.575		1.52		148

5.98	(5.27)	24,735	1.755		1.755		1.575		1.575		1.65		61

6.44	0.71	32,026	1.635		1.635		1.575		1.575		2.11		101

$10.92	4.98%	$1,491,924	0.46	%*	0.46	%*	0.46	%*	0.46	%*	1.89	%*	171%

10.50	6.15	1,444,444	0.61		0.61		0.46		0.46		3.00		374

10.16	3.45	1,449,803	0.60		0.60		0.46		0.46		2.97		392

10.09	1.18	1,363,477	0.51		0.51		0.46		0.46		2.16		306

10.15	2.23	1,358,377	0.50		0.50		0.46		0.46		2.53		269

10.13	0.54	1,463,730	0.48		0.48		0.46		0.46		2.61		217

10.92	4.93	4,790	0.56	*	0.56	*	0.56	*	0.56	*	1.81	*	171

10.50	6.04	4,178	0.71		0.71		0.56		0.56		2.97		374

10.16	3.34	6,062	0.70		0.70		0.56		0.56		2.87		392

10.09	1.08	5,390	0.61		0.61		0.56		0.56		2.06		306

10.15	2.13	6,434	0.60		0.60		0.56		0.56		2.44		269

10.13	0.44	6,800	0.58		0.58		0.56		0.56		2.46		217

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage-Backed Securities Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.54	$0.12	$0.26	$0.38	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	10.45	0.31	0.16	0.47	(0.38)	0.00	0.00	(0.38)

03/31/2019	10.35	0.32	0.16	0.48	(0.38)	0.00	0.00	(0.38)

03/31/2018	10.44	0.28	(0.05)	0.23	(0.32)	0.00	0.00	(0.32)

03/31/2017	10.56	0.25	(0.04)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2016	10.57	0.18	0.08	0.26	(0.27)	0.00	0.00	(0.27)
I-2

04/01/2020 - 09/30/2020+	10.54	0.12	0.25	0.37	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.45	0.30	0.16	0.46	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.35	0.31	0.16	0.47	(0.37)	0.00	0.00	(0.37)

03/31/2018	10.44	0.27	(0.05)	0.22	(0.31)	0.00	0.00	(0.31)

03/31/2017	10.56	0.24	(0.04)	0.20	(0.32)	0.00	0.00	(0.32)

03/31/2016	10.57	0.17	0.08	0.25	(0.26)	0.00	0.00	(0.26)
I-3

04/01/2020 - 09/30/2020+	10.54	0.11	0.26	0.37	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.45	0.29	0.17	0.46	(0.37)	0.00	0.00	(0.37)

04/27/2018 - 03/31/2019	10.28	0.30	0.21	0.51	(0.34)	0.00	0.00	(0.34)
Class A

04/01/2020 - 09/30/2020+	10.54	0.10	0.25	0.35	(0.10)	0.00	0.00	(0.10)

03/31/2020	10.45	0.27	0.16	0.43	(0.34)	0.00	0.00	(0.34)

03/31/2019	10.35	0.27	0.17	0.44	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.44	0.24	(0.05)	0.19	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.56	0.21	(0.04)	0.17	(0.29)	0.00	0.00	(0.29)

03/31/2016	10.57	0.14	0.07	0.21	(0.22)	0.00	0.00	(0.22)
Class C

04/01/2020 - 09/30/2020+	10.54	0.06	0.25	0.31	(0.06)	0.00	0.00	(0.06)

03/31/2020	10.45	0.19	0.16	0.35	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.35	0.20	0.16	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.44	0.16	(0.05)	0.11	(0.20)	0.00	0.00	(0.20)

03/31/2017	10.56	0.13	(0.04)	0.09	(0.21)	0.00	0.00	(0.21)

03/31/2016	10.57	0.06	0.08	0.14	(0.15)	0.00	0.00	(0.15)

PIMCO Mortgage Opportunities and Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.37	$0.20	$0.55	$0.75	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2020	10.86	0.40	(0.41)	(0.01)	(0.48)	0.00	0.00	(0.48)

03/31/2019	11.02	0.44	(0.13)	0.31	(0.47)	0.00	0.00	(0.47)

03/31/2018	10.97	0.41	0.04	0.45	(0.40)	0.00	0.00	(0.40)

03/31/2017	10.94	0.45	0.15	0.60	(0.57)	0.00	0.00	(0.57)

03/31/2016	11.15	0.40	(0.15)	0.25	(0.46)	0.00	0.00	(0.46)
I-2

04/01/2020 - 09/30/2020+	10.37	0.20	0.54	0.74	(0.17)	0.00	0.00	(0.17)

03/31/2020	10.86	0.39	(0.41)	(0.02)	(0.47)	0.00	0.00	(0.47)

03/31/2019	11.02	0.43	(0.13)	0.30	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.97	0.40	0.04	0.44	(0.39)	0.00	0.00	(0.39)

03/31/2017	10.94	0.47	0.12	0.59	(0.56)	0.00	0.00	(0.56)

03/31/2016	11.15	0.41	(0.18)	0.23	(0.44)	0.00	0.00	(0.44)
I-3

04/01/2020 - 09/30/2020+	10.37	0.20	0.54	0.74	(0.17)	0.00	0.00	(0.17)

03/31/2020	10.86	0.38	(0.41)	(0.03)	(0.46)	0.00	0.00	(0.46)

04/27/2018 - 03/31/2019	10.97	0.39	(0.08)	0.31	(0.42)	0.00	0.00	(0.42)

28	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.79	3.57%	$120,539	0.53	%*	0.53	%*	0.50	%*	0.50	%*	2.31	%*	441%

10.54	4.55	110,220	0.75		0.75		0.50		0.50		2.95		884

10.45	4.74	93,074	0.75		0.75		0.50		0.50		3.09		790

10.35	2.25	105,852	0.52		0.52		0.50		0.50		2.70		949

10.44	2.04	116,443	0.50		0.50		0.50		0.50		2.39		1,611

10.56	2.46	118,641	0.50		0.50		0.50		0.50		1.75		1,930

10.79	3.52	27,255	0.63	*	0.63	*	0.60	*	0.60	*	2.20	*	441

10.54	4.45	17,379	0.85		0.85		0.60		0.60		2.85		884

10.45	4.64	9,964	0.85		0.85		0.60		0.60		3.03		790

10.35	2.15	6,430	0.62		0.62		0.60		0.60		2.60		949

10.44	1.94	7,933	0.60		0.60		0.60		0.60		2.28		1,611

10.56	2.36	9,898	0.60		0.60		0.60		0.60		1.65		1,930

10.79	3.51	3,568	0.68	*	0.73	*	0.65	*	0.70	*	2.07	*	441

10.54	4.41	26	0.90		0.95		0.65		0.70		2.76		884

10.45	5.06	111	0.90	*	0.95	*	0.65	*	0.70	*	3.18	*	790

10.79	3.37	42,289	0.93	*	0.93	*	0.90	*	0.90	*	1.92	*	441

10.54	4.14	33,554	1.15		1.15		0.90		0.90		2.57		884

10.45	4.32	38,041	1.15		1.15		0.90		0.90		2.67		790

10.35	1.84	52,447	0.92		0.92		0.90		0.90		2.33		949

10.44	1.63	23,161	0.90		0.90		0.90		0.90		1.99		1,611

10.56	2.05	29,497	0.90		0.90		0.90		0.90		1.34		1,930

10.79	2.98	13,240	1.68	*	1.68	*	1.65	*	1.65	*	1.16	*	441

10.54	3.38	12,808	1.90		1.90		1.65		1.65		1.78		884

10.45	3.55	3,982	1.90		1.90		1.65		1.65		1.92		790

10.35	1.08	5,479	1.67		1.67		1.65		1.65		1.53		949

10.44	0.87	9,226	1.65		1.65		1.65		1.65		1.24		1,611

10.56	1.29	11,143	1.65		1.65		1.65		1.65		0.59		1,930

$10.94	7.26%	$4,758,441	0.72	%*	0.72	%*	0.60	%*	0.60	%*	3.79	%*	401%

10.37	(0.24)	4,279,689	1.82		1.82		0.60		0.60		3.66		727

10.86	2.86	3,890,521	1.37		1.37		0.60		0.60		4.01		791

11.02	4.16	3,298,892	1.02		1.02		0.60		0.60		3.73		721

10.97	5.61	2,058,869	0.78		0.78		0.60		0.60		4.03		1,268

10.94	2.24	1,400,621	0.69		0.69		0.60		0.60		3.60		1,146

10.94	7.20	894,961	0.82	*	0.82	*	0.70	*	0.70	*	3.72	*	401

10.37	(0.34)	784,463	1.92		1.92		0.70		0.70		3.56		727

10.86	2.76	717,678	1.47		1.47		0.70		0.70		3.90		791

11.02	4.06	616,556	1.12		1.12		0.70		0.70		3.63		721

10.97	5.49	326,786	0.88		0.88		0.70		0.70		4.24		1,268

10.94	2.12	542,161	0.79		0.79		0.70		0.70		3.71		1,146

10.94	7.19	28,731	0.87	*	0.92	*	0.75	*	0.80	*	3.72	*	401

10.37	(0.38)	40,482	1.97		2.02		0.75		0.80		3.53		727

10.86	2.93	18,516	1.52	*	1.57	*	0.75	*	0.80	*	3.92	*	791

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Mortgage Opportunities and Bond Fund (Cont.)
Class A

04/01/2020 - 09/30/2020+	$10.37	$0.18	$0.55	$0.73	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2020	10.86	0.36	(0.42)	(0.06)	(0.43)	0.00	0.00	(0.43)

03/31/2019	11.02	0.39	(0.13)	0.26	(0.42)	0.00	0.00	(0.42)

03/31/2018	10.97	0.37	0.04	0.41	(0.36)	0.00	0.00	(0.36)

03/31/2017	10.94	0.41	0.15	0.56	(0.53)	0.00	0.00	(0.53)

03/31/2016	11.15	0.36	(0.16)	0.20	(0.41)	0.00	0.00	(0.41)
Class C

04/01/2020 - 09/30/2020+	10.37	0.14	0.55	0.69	(0.12)	0.00	0.00	(0.12)

03/31/2020	10.86	0.27	(0.41)	(0.14)	(0.35)	0.00	0.00	(0.35)

03/31/2019	11.02	0.31	(0.13)	0.18	(0.34)	0.00	0.00	(0.34)

03/31/2018	10.97	0.28	0.05	0.33	(0.28)	0.00	0.00	(0.28)

03/31/2017	10.94	0.33	0.14	0.47	(0.44)	0.00	0.00	(0.44)

03/31/2016	11.15	0.28	(0.16)	0.12	(0.33)	0.00	0.00	(0.33)

PIMCO Strategic Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.28	$0.10	$0.52	$0.62	$(0.09)	$0.00	$0.00	$(0.09)

03/31/2020	10.72	0.32	(0.40)	(0.08)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.61	0.27	0.14	0.41	(0.30)	0.00	0.00	(0.30)

03/31/2018	10.48	0.35	0.29	0.64	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.91	0.35	0.48	0.83	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.51	0.33	(0.43)	(0.10)	(0.50)	0.00	0.00	(0.50)
I-2

04/01/2020 - 09/30/2020+	10.28	0.10	0.51	0.61	(0.08)	0.00	0.00	(0.08)

03/31/2020	10.72	0.31	(0.40)	(0.09)	(0.35)	0.00	0.00	(0.35)

03/31/2019	10.61	0.26	0.14	0.40	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.48	0.35	0.28	0.63	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.91	0.33	0.49	0.82	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.51	0.32	(0.43)	(0.11)	(0.49)	0.00	0.00	(0.49)
Class A

04/01/2020 - 09/30/2020+	10.28	0.08	0.52	0.60	(0.07)	0.00	0.00	(0.07)

03/31/2020	10.72	0.27	(0.39)	(0.12)	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.61	0.23	0.14	0.37	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.48	0.31	0.29	0.60	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.91	0.31	0.48	0.79	(0.22)	0.00	0.00	(0.22)

03/31/2016	10.51	0.29	(0.43)	(0.14)	(0.46)	0.00	0.00	(0.46)
Class C

04/01/2020 - 09/30/2020+	10.28	0.04	0.52	0.56	(0.03)	0.00	0.00	(0.03)

03/31/2020	10.72	0.20	(0.40)	(0.20)	(0.24)	0.00	0.00	(0.24)

03/31/2019	10.61	0.15	0.14	0.29	(0.18)	0.00	0.00	(0.18)

03/31/2018	10.48	0.23	0.29	0.52	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.91	0.23	0.49	0.72	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.50	0.22	(0.43)	(0.21)	(0.38)	0.00	0.00	(0.38)

PIMCO Total Return Fund II
Institutional Class

04/01/2020 - 09/30/2020+	$9.98	$0.10	$0.39	$0.49	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2020	9.64	0.29	0.46	0.75	(0.31)	(0.10)	0.00	(0.41)

03/31/2019	9.48	0.29	0.18	0.47	(0.31)	0.00	0.00	(0.31)

03/31/2018	9.58	0.24	(0.08)	0.16	(0.24)	(0.01)	(0.01)	(0.26)

03/31/2017	9.68	0.25	0.00	0.25	(0.32)	(0.02)	(0.01)	(0.35)

03/31/2016	10.30	0.27	(0.22)	0.05	(0.27)	(0.40)	0.00	(0.67)

30	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.94	7.04%	$166,596	1.12	%*	1.12	%*	1.00	%*	1.00	%*	3.43	%*	401%

10.37	(0.64)	154,403	2.22		2.22		1.00		1.00		3.27		727

10.86	2.45	248,356	1.77		1.77		1.00		1.00		3.61		791

11.02	3.75	193,516	1.42		1.42		1.00		1.00		3.34		721

10.97	5.19	63,638	1.18		1.18		1.00		1.00		3.66		1,268

10.94	1.83	52,249	1.09		1.09		1.00		1.00		3.28		1,146

10.94	6.63	33,548	1.87	*	1.87	*	1.75	*	1.75	*	2.68	*	401

10.37	(1.39)	34,354	2.97		2.97		1.75		1.75		2.51		727

10.86	1.69	33,643	2.52		2.52		1.75		1.75		2.86		791

11.02	2.99	28,967	2.17		2.17		1.75		1.75		2.56		721

10.97	4.40	23,413	1.93		1.93		1.75		1.75		2.94		1,268

10.94	1.07	23,035	1.84		1.84		1.75		1.75		2.54		1,146

$10.81	6.04%	$51,341	0.52	%*	0.57	%*	0.51	%*	0.56	%*	1.97	%*	189%

10.28	(0.82)	48,748	0.52		0.57		0.51		0.56		2.98		345

10.72	3.90	89,156	0.64	(h)	0.66	(h)	0.60	(h)	0.62	(h)	2.54		294

10.61	6.21	33,299	0.72		0.72		0.70		0.70		3.26		154

10.48	8.52	68,762	0.71		0.71		0.70		0.70		3.40		316

9.91	(0.94)	78,600	0.71		0.71		0.70		0.70		3.24		441

10.81	5.99	36,541	0.62	*	0.67	*	0.61	*	0.66	*	1.87	*	189

10.28	(0.92)	32,022	0.62		0.67		0.61		0.66		2.90		345

10.72	3.80	54,627	0.74	(h)	0.76	(h)	0.70	(h)	0.72	(h)	2.44		294

10.61	6.11	17,669	0.82		0.82		0.80		0.80		3.27		154

10.48	8.41	9,217	0.81		0.81		0.80		0.80		3.25		316

9.91	(1.04)	40,520	0.81		0.81		0.80		0.80		3.13		441

10.81	5.83	25,067	0.92	*	0.97	*	0.91	*	0.96	*	1.57	*	189

10.28	(1.21)	24,574	0.92		0.97		0.91		0.96		2.57		345

10.72	3.49	50,086	1.04	(h)	1.06	(h)	1.00	(h)	1.02	(h)	2.19		294

10.61	5.79	30,996	1.12		1.12		1.10		1.10		2.95		154

10.48	8.09	25,593	1.11		1.11		1.10		1.10		3.02		316

9.91	(1.34)	19,988	1.11		1.11		1.10		1.10		2.85		441

10.81	5.43	4,947	1.67	*	1.72	*	1.66	*	1.71	*	0.84	*	189

10.28	(1.95)	4,788	1.67		1.72		1.66		1.71		1.83		345

10.72	2.72	8,203	1.79	(h)	1.81	(h)	1.75	(h)	1.77	(h)	1.39		294

10.61	5.01	3,910	1.87		1.87		1.85		1.85		2.19		154

10.48	7.27	4,938	1.86		1.86		1.85		1.85		2.25		316

9.91	(2.02)	7,451	1.86		1.86		1.85		1.85		2.10		441

$10.36	4.95%	$580,822	0.50	%*	0.50	%*	0.50	%*	0.50	%*	1.98	%*	253%

9.98	7.85	554,187	0.76		0.76		0.50		0.50		2.91		607

9.64	5.04	497,650	0.85		0.85		0.50		0.50		3.06		587

9.48	1.67	590,406	0.57		0.57		0.50		0.50		2.46		605

9.58	2.60	566,900	0.56		0.56		0.50		0.50		2.54		595

9.68	0.66	774,684	0.56		0.56		0.50		0.50		2.76		516

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return Fund II (Cont.)
I-2

04/01/2020 - 09/30/2020+	$9.98	$0.10	$0.39	$0.49	$(0.11)	$0.00	$0.00	$(0.11)

03/31/2020	9.64	0.27	0.47	0.74	(0.30)	(0.10)	0.00	(0.40)

03/31/2019	9.48	0.27	0.19	0.46	(0.30)	0.00	0.00	(0.30)

03/31/2018	9.58	0.23	(0.08)	0.15	(0.23)	(0.01)	(0.01)	(0.25)

03/31/2017	9.68	0.24	0.00	0.24	(0.31)	(0.02)	(0.01)	(0.34)

03/31/2016	10.30	0.27	(0.23)	0.04	(0.26)	(0.40)	0.00	(0.66)
Administrative Class

04/01/2020 - 09/30/2020+	9.98	0.09	0.39	0.48	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.64	0.26	0.46	0.72	(0.28)	(0.10)	0.00	(0.38)

03/31/2019	9.48	0.27	0.17	0.44	(0.28)	0.00	0.00	(0.28)

03/31/2018	9.58	0.21	(0.07)	0.14	(0.22)	(0.01)	(0.01)	(0.24)

03/31/2017	9.68	0.22	0.00	0.22	(0.29)	(0.02)	(0.01)	(0.32)

03/31/2016	10.30	0.25	(0.22)	0.03	(0.25)	(0.40)	0.00	(0.65)

PIMCO Total Return Fund IV
Institutional Class

04/01/2020 - 09/30/2020+	$10.85	$0.13	$0.43	$0.56	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	10.40	0.29	0.46	0.75	(0.30)	0.00	0.00	(0.30)

03/31/2019	10.26	0.27	0.15	0.42	(0.28)	0.00	0.00	(0.28)

03/31/2018	10.28	0.20	(0.03)	0.17	(0.14)	0.00	(0.05)	(0.19)

03/31/2017	10.37	0.23	(0.02)	0.21	(0.26)	(0.04)	0.00	(0.30)

03/31/2016	10.74	0.23	(0.21)	0.02	(0.22)	(0.17)	0.00	(0.39)
Class A

04/01/2020 - 09/30/2020+	10.85	0.11	0.43	0.54	(0.11)	0.00	0.00	(0.11)

03/31/2020	10.40	0.25	0.46	0.71	(0.26)	0.00	0.00	(0.26)

03/31/2019	10.26	0.23	0.15	0.38	(0.24)	0.00	0.00	(0.24)

03/31/2018	10.28	0.16	(0.02)	0.14	(0.11)	0.00	(0.05)	(0.16)

03/31/2017	10.37	0.20	(0.02)	0.18	(0.23)	(0.04)	0.00	(0.27)

03/31/2016	10.74	0.19	(0.21)	(0.02)	(0.18)	(0.17)	0.00	(0.35)

PIMCO Total Return ESG Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.38	$0.12	$0.43	$0.55	$(0.13)	$0.00	$0.00	$(0.13)

03/31/2020	9.04	0.27	0.39	0.66	(0.32)	0.00	0.00	(0.32)

03/31/2019	8.95	0.25	0.08	0.33	(0.24)	0.00	0.00	(0.24)

03/31/2018	9.00	0.20	(0.07)	0.13	(0.17)	0.00	(0.01)	(0.18)

03/31/2017	9.04	0.28	(0.05)	0.23	(0.26)	(0.01)	0.00	(0.27)

03/31/2016	9.48	0.29	(0.30)	(0.01)	(0.27)	(0.14)	(0.02)	(0.43)
I-2

04/01/2020 - 09/30/2020+	9.38	0.11	0.43	0.54	(0.12)	0.00	0.00	(0.12)

03/31/2020	9.04	0.26	0.39	0.65	(0.31)	0.00	0.00	(0.31)

03/31/2019	8.95	0.24	0.08	0.32	(0.23)	0.00	0.00	(0.23)

03/31/2018	9.00	0.19	(0.07)	0.12	(0.16)	0.00	(0.01)	(0.17)

03/31/2017	9.04	0.27	(0.05)	0.22	(0.25)	(0.01)	0.00	(0.26)

03/31/2016	9.48	0.28	(0.30)	(0.02)	(0.26)	(0.14)	(0.02)	(0.42)
Administrative Class

04/01/2020 - 09/30/2020+	9.38	0.11	0.42	0.53	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.04	0.24	0.40	0.64	(0.30)	0.00	0.00	(0.30)

03/31/2019	8.95	0.22	0.09	0.31	(0.22)	0.00	0.00	(0.22)

03/31/2018	9.00	0.17	(0.06)	0.11	(0.15)	0.00	(0.01)	(0.16)

03/31/2017	9.04	0.26	(0.06)	0.20	(0.23)	(0.01)	0.00	(0.24)

03/31/2016	9.48	0.27	(0.30)	(0.03)	(0.25)	(0.14)	(0.02)	(0.41)
Class A

04/01/2020 - 09/30/2020+	9.38	0.09	0.44	0.53	(0.11)	0.00	0.00	(0.11)

02/03/2020 - 03/31/2020	9.49	0.03	(0.10)	(0.07)	(0.04)	0.00	0.00	(0.04)

32	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.36	4.90%	$12,432	0.60	%*	0.60	%*	0.60	%*	0.60	%*	1.84	%*	253%

9.98	7.74	4,034	0.86		0.86		0.60		0.60		2.78		607

9.64	4.92	2,229	0.95		0.95		0.60		0.60		2.87		587

9.48	1.57	13,119	0.67		0.67		0.60		0.60		2.37		605

9.58	2.50	11,355	0.66		0.66		0.60		0.60		2.43		595

9.68	0.55	10,534	0.66		0.66		0.60		0.60		2.76		516

10.36	4.82	13,226	0.75	*	0.75	*	0.75	*	0.75	*	1.73	*	253

9.98	7.58	11,788	1.01		1.01		0.75		0.75		2.65		607

9.64	4.78	10,970	1.10		1.10		0.75		0.75		2.83		587

9.48	1.42	11,397	0.82		0.82		0.75		0.75		2.20		605

9.58	2.34	12,993	0.81		0.81		0.75		0.75		2.30		595

9.68	0.40	13,754	0.81		0.81		0.75		0.75		2.53		516

$11.28	5.19%	$439,555	0.53	%*	0.53	%*	0.50	%*	0.50	%*	2.30	%*	191%

10.85	7.22	415,646	0.80		0.80		0.50		0.50		2.68		401

10.40	4.15	556,025	0.69		0.69		0.50		0.50		2.62		579

10.26	1.66	1,491,956	0.53		0.53		0.50		0.50		1.93		489

10.28	2.11	1,397,034	0.56		0.56		0.50		0.50		2.24		478

10.37	0.23	1,338,050	0.51		0.51		0.50		0.50		2.21		449

11.28	5.01	17,400	0.88	*	0.88	*	0.85	*	0.85	*	1.95	*	191

10.85	6.85	15,733	1.15		1.15		0.85		0.85		2.30		401

10.40	3.79	10,748	1.04		1.04		0.85		0.85		2.32		579

10.26	1.31	11,334	0.88		0.88		0.85		0.85		1.59		489

10.28	1.75	14,779	0.91		0.91		0.85		0.85		1.89		478

10.37	(0.12)	13,768	0.86		0.86		0.85		0.85		1.85		449

$9.80	5.85%	$1,541,923	0.56	%*	0.56	%*	0.50	%*	0.50	%*	2.39	%*	172%

9.38	7.40	1,230,121	0.96		0.96		0.50		0.50		2.85		396

9.04	3.81	1,022,259	0.84		0.84		0.50		0.50		2.80		514

8.95	1.46	899,667	0.67		0.67		0.50		0.50		2.15		506

9.00	2.49	982,948	0.59		0.59		0.50		0.50		3.09		557

9.04	(0.04)	950,316	0.55		0.55		0.50		0.50		3.22		454

9.80	5.79	259,385	0.66	*	0.66	*	0.60	*	0.60	*	2.29	*	172

9.38	7.30	214,088	1.06		1.06		0.60		0.60		2.73		396

9.04	3.71	124,601	0.94		0.94		0.60		0.60		2.71		514

8.95	1.36	90,213	0.77		0.77		0.60		0.60		2.06		506

9.00	2.39	44,690	0.69		0.69		0.60		0.60		3.00		557

9.04	(0.14)	50,953	0.65		0.65		0.60		0.60		3.10		454

9.80	5.71	18,444	0.81	*	0.81	*	0.75	*	0.75	*	2.22	*	172

9.38	7.14	36,533	1.21		1.21		0.75		0.75		2.63		396

9.04	3.55	43,323	1.09		1.09		0.75		0.75		2.55		514

8.95	1.20	43,916	0.92		0.92		0.75		0.75		1.91		506

9.00	2.23	25,964	0.84		0.84		0.75		0.75		2.90		557

9.04	(0.29)	57,746	0.80		0.80		0.75		0.75		3.00		454

9.80	5.64	2,576	0.96	*	0.96	*	0.90	*	0.90	*	1.82	*	172

9.38	(0.79)	104	1.36	*	1.36	*	0.90	*	0.90	*	2.29	*	396

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Total Return ESG Fund (Cont.)
Class C

04/01/2020 - 09/30/2020+	$9.38	$0.06	$0.43	$0.49	$(0.07)	$0.00	$0.00	$(0.07)

02/03/2020 - 03/31/2020	9.49	0.02	(0.11)	(0.09)	(0.02)	0.00	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.55%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(g)	Effective October 2, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.40%.
(h)	Effective October 1, 2018, the Class’s Investment advisory fee was decreased by 0.15% to an annual rate of 0.25%.

34	PIMCO BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.80	5.26%	$256	1.71	%*	1.71	%*	1.65	%*	1.65	%*	1.15	%*	172%

9.38	(0.90)	12	2.11	*	2.11	*	1.65	*	1.65	*	1.52	*	396

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Assets:

Investments, at value
Investments in securities*	$4,293,733	$2,781,425	$3,914,753	$6,105,811	$1,697,018	$1,552,739
Investments in Affiliates	405,993	28,258	39,201	91,107	160	167,449
Financial Derivative Instruments
Exchange-traded or centrally cleared	4,731	8,366	817	8,799	3,087	695
Over the counter	6,747	347	396	1,663	0	3,221
Cash	75	0	101	114	1	0
Deposits with counterparty	4,902	2,514	12,223	34,433	437	13,027
Foreign currency, at value	11,170	493	0	1,521	0	2,796
Receivable for investments sold	212	212,649	5,124	205,204	3,602	486
Receivable for TBA investments sold	1,198,228	89,831	3,645,605	214,167	100,260	318,987
Receivable for Fund shares sold	3,045	24	5,355	2,109	945	487
Interest and/or dividends receivable	19,111	4,953	4,998	32,296	4,187	6,076
Dividends receivable from Affiliates	359	22	8	59	0	107
Reimbursement receivable from PIMCO	0	0	0	0	0	0
Total Assets	5,948,306	3,128,882	7,628,581	6,697,283	1,809,697	2,066,070

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$354,974	$1,381,559	$219,344	$2,413,786	$372,040	$0
Payable for sale-buyback transactions	12,954	315,891	0	369,327	443,115	0
Payable for short sales	0	0	651,247	0	0	11,464
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,394	88	0	499	142	1,035
Over the counter	4,870	530	2,134	1,906	65	392
Payable for investments purchased	23	13,560	32,541	71,427	0	10,585
Payable for investments in Affiliates purchased	359	22	8	59	0	107
Payable for TBA investments purchased	2,261,013	113,853	4,662,730	308,851	158,202	540,586
Deposits from counterparty	8,393	2,084	1,252	5,697	483	4,131
Payable for Fund shares redeemed	32,914	3,372	3,422	4,603	2,429	333
Distributions payable	600	9	527	283	45	176
Overdraft due to custodian	0	3	0	0	0	0
Accrued investment advisory fees	1,482	294	412	725	160	297
Accrued supervisory and administrative fees	738	298	525	743	199	250
Accrued distribution fees	34	0	32	1	17	0
Accrued servicing fees	61	0	77	15	31	0
Accrued reimbursement to PIMCO	13	0	0	0	0	0
Other liabilities	0	0	0	25	0	0
Total Liabilities	2,679,822	1,831,563	5,574,251	3,177,947	976,928	569,356

Net Assets	$3,268,484	$1,297,319	$2,054,330	$3,519,336	$832,769	$1,496,714

Net Assets Consist of:

Paid in capital	$3,639,069	$717,845	$2,061,776	$2,906,220	$719,535	$1,424,332
Distributable earnings (accumulated loss)	(370,585)	579,474	(7,446)	613,116	113,234	72,382

Net Assets	$3,268,484	$1,297,319	$2,054,330	$3,519,336	$832,769	$1,496,714

Cost of investments in securities	$4,181,046	$2,351,564	$3,879,125	$5,682,733	$1,647,911	$1,512,111
Cost of investments in Affiliates	$405,953	$28,263	$39,200	$91,097	$160	$167,167
Cost of foreign currency held	$11,973	$486	$0	$1,510	$0	$2,795
Proceeds received on short sales	$0	$0	$651,712	$0	$0	$11,457
Cost or premiums of financial derivative instruments, net	$11,472	$79	$(13,596)	$9,663	$(710)	$(3,741)

* Includes repurchase agreements of:	$3,535	$481	$1,831	$1,890	$53,852	$201,278

†	A zero balance may reflect actual amounts rounding to less than one thousand.

36	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$330,375	$15,204,868	$101,860	$726,434	$575,906	$2,435,678
7,025	150,130	36,446	46,979	10,743	0

160	5,921	145	0	97	732
46	13,023	278	0	1,211	2,990
9	189	1	0	0	0
2,484	3,799	1,897	2,892	5,256	9,249
0	1,670	339	0	1,299	2,673
102	10,984	5	1	588	5,276
187,037	13,094,032	39,837	222,936	159,267	722,914
164	46,925	221	2,507	456	4,659
591	25,775	372	2,954	2,276	10,724
1	13	9	30	2	0
0	1	4	0	0	0
527,994	28,557,330	181,414	1,004,733	757,101	3,194,895

$14,391	$981,587	$0	$0	$0	$210,095
0	1,058,994	0	0	0	6,525
15,198	890,798	0	2,457	1,281	62,026

66	178	53	245	167	152
279	8,073	1,239	69	458	938
0	52,976	0	2,661	1,394	22,465
1	13	9	30	2	0
290,722	19,638,250	61,857	391,894	289,979	1,062,627
49	29,382	174	202	2,094	5,379
276	10,226	113	279	4,575	1,130
8	1,366	2	166	0	196
0	0	0	0	0	0
42	1,779	25	123	95	370
52	1,370	37	124	97	391
8	21	3	3	0	4
11	40	6	0	4	1
0	0	0	0	0	0
0	0	0	0	0	12
321,103	22,675,053	63,518	398,253	300,146	1,372,311

$206,891	$5,882,277	$117,896	$606,480	$456,955	$1,822,584

$211,918	$5,924,525	$117,627	$564,416	$451,148	$1,715,743
(5,027)	(42,248)	269	42,064	5,807	106,841

$206,891	$5,882,277	$117,896	$606,480	$456,955	$1,822,584

$322,187	$15,053,277	$97,792	$707,693	$559,833	$2,345,215
$7,025	$150,130	$36,440	$46,931	$10,741	$0
$0	$1,683	$347	$0	$1,316	$2,735
$15,188	$890,263	$0	$2,518	$1,280	$62,055
$(1,381)	$(90,233)	$(2,718)	$(182)	$(1,311)	$(4,184)

$327	$198	$584	$1,145	$578	$2,331

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Statements of Assets and Liabilities (Cont.)

	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Net Assets:

Institutional Class	$2,651,686	$1,253,435	$824,771	$3,341,492	$554,847	$1,491,924
I-2	309,789	43,884	841,054	102,048	117,956	4,790
I-3	9,265	N/A	10,512	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	10,725	N/A
Class A	239,881	N/A	326,974	72,400	124,692	N/A
Class C	52,858	N/A	51,019	3,396	24,549	N/A
Class R	5,005	N/A	N/A	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	247,471	115,421	72,254	278,128	70,815	136,614
I-2	28,911	4,041	73,679	8,494	15,055	439
I-3	865	N/A	921	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	1,369	N/A
Class A	22,387	N/A	28,644	6,026	15,915	N/A
Class C	4,933	N/A	4,470	283	3,133	N/A
Class R	467	N/A	N/A	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.72	$10.86	$11.41	$12.01	$7.84	$10.92
I-2	10.72	10.86	11.41	12.01	7.84	10.92
I-3	10.72	N/A	11.41	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	7.84	N/A
Class A	10.72	N/A	11.41	12.01	7.84	N/A
Class C	10.72	N/A	11.41	12.01	7.84	N/A
Class R	10.72	N/A	N/A	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

38	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$120,539	$4,758,441	$51,341	$580,822	$439,555	$1,541,923
27,255	894,961	36,541	12,432	N/A	259,385
3,568	28,731	N/A	N/A	N/A	N/A
N/A	N/A	N/A	13,226	N/A	18,444
42,289	166,596	25,067	N/A	17,400	2,576
13,240	33,548	4,947	N/A	N/A	256
N/A	N/A	N/A	N/A	N/A	N/A

11,169	434,893	4,748	56,078	38,979	157,337
2,526	81,796	3,380	1,200	N/A	26,467
331	2,626	N/A	N/A	N/A	N/A
N/A	N/A	N/A	1,277	N/A	1,882
3,919	15,226	2,318	N/A	1,543	263
1,227	3,066	458	N/A	N/A	26
N/A	N/A	N/A	N/A	N/A	N/A

$10.79	$10.94	$10.81	$10.36	$11.28	$9.80
10.79	10.94	10.81	10.36	N/A	9.80
10.79	10.94	N/A	N/A	N/A	N/A
N/A	N/A	N/A	10.36	N/A	9.80
10.79	10.94	10.81	N/A	11.28	9.80
10.79	10.94	10.81	N/A	N/A	9.80
N/A	N/A	N/A	N/A	N/A	N/A

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund

Investment Income:

Interest, net of foreign taxes*	$72,694	$25,707	$17,041	$77,367	$12,063	$15,753
Dividends	193	0	0	122	0	271
Dividends from Investments in Affiliates	2,891	174	197	495	0	863
Total Income	75,778	25,881	17,238	77,984	12,063	16,887

Expenses:

Investment advisory fees	8,982	1,984	2,285	4,503	1,201	1,796
Supervisory and administrative fees	4,468	2,006	2,897	4,598	1,464	1,511
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A	14	N/A
Distribution fees - Class C	249	N/A	211	7	91	N/A
Distribution fees - Class R	6	N/A	N/A	N/A	N/A	N/A
Servicing fees - Class A	285	N/A	381	85	158	N/A
Servicing fees - Class C	83	N/A	70	2	30	N/A
Servicing fees - Class R	6	N/A	N/A	N/A	N/A	N/A
Trustee fees	8	3	3	8	2	3
Interest expense	331	1,003	76	1,707	495	5
Miscellaneous expense	94	0	0	41	0	6
Total Expenses	14,512	4,996	5,923	10,951	3,455	3,321
Waiver and/or Reimbursement by PIMCO	(9)	0	(2)	0	0	0
Net Expenses	14,503	4,996	5,921	10,951	3,455	3,321

Net Investment Income (Loss)	61,275	20,885	11,317	67,033	8,608	13,566

Net Realized Gain (Loss):

Investments in securities	39,751	220,716	29,074	397,699	186,232	29,872
Investments in Affiliates	100	8	858	52	0	(4)
Exchange-traded or centrally cleared financial derivative instruments	(36,059)	(66,143)	(4,453)	(110,449)	(43,184)	25,686
Over the counter financial derivative instruments	(24,083)	(2,410)	2,188	(4,048)	460	7,390
Short sales	0	0	0	(1)	0	0
Foreign currency	(3,506)	(305)	0	(1,144)	0	(52)

Net Realized Gain (Loss)	(23,797)	151,866	27,667	282,109	143,508	62,892

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	162,531	(226,873)	(11,587)	(139,933)	(187,886)	20,495
Investments in Affiliates	11,393	680	(133)	1,845	1	3,137
Exchange-traded or centrally cleared financial derivative instruments	37,700	67,333	5,265	109,205	44,479	(21,115)
Over the counter financial derivative instruments	19,763	2,851	1,309	4,886	(1,003)	(8,572)
Foreign currency assets and liabilities	(1,628)	49	0	(32)	0	(70)

Net Change in Unrealized Appreciation (Depreciation)	229,759	(155,960)	(5,146)	(24,029)	(144,409)	(6,125)

Net Increase (Decrease) in Net Assets Resulting from Operations	$267,237	$16,791	$33,838	$325,113	$7,707	$70,333

* Foreign tax withholdings	$15	$73	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

40	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Mortgage-Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

$2,707	$130,460	$1,354	$6,766	$6,367	$23,330
0	0	2	271	0	529
15	45	25	272	14	0
2,722	130,505	1,381	7,309	6,381	23,859

240	10,118	139	735	563	2,022
292	7,812	205	740	572	2,146
N/A	N/A	N/A	16	N/A	31
49	129	18	N/A	N/A	0
N/A	N/A	N/A	N/A	N/A	N/A
47	193	33	N/A	21	1
16	43	6	N/A	N/A	0
N/A	N/A	N/A	N/A	N/A	N/A
0	12	0	1	1	3
25	3,438	6	14	67	458
0	5	3	0	1	1
669	21,750	410	1,506	1,225	4,662
(1)	(9)	(28)	0	0	0
668	21,741	382	1,506	1,225	4,662

2,054	108,764	999	5,803	5,156	19,197

2,146	183,150	3,738	9,495	7,993	29,794
41	131	8	(4)	6	0
(486)	(76,603)	(1,785)	5,474	(187)	(8,246)
268	(6,915)	(977)	317	(1,772)	(4,897)
0	0	0	0	0	0
0	2,262	(161)	0	1,162	(90)

1,969	102,025	823	15,282	7,202	16,561

1,703	109,962	1,528	10,736	11,451	50,802
(7)	(57)	7	1,026	2	0
517	69,462	2,213	(4,688)	166	5,812
195	4,856	716	(70)	(1,383)	(4,261)
0	(560)	(52)	0	(139)	5

2,408	183,663	4,412	7,004	10,097	52,358

$6,431	$394,452	$6,234	$28,089	$22,455	$88,116

$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Statements of Changes in Net Assets

	PIMCO Dynamic Bond Fund		PIMCO Extended Duration Fund		PIMCO GNMA and Government Securities Fund		PIMCO Long Duration Total Return Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$61,275	$149,256	$20,885	$35,632	$11,317	$19,604	$67,033	$125,572
Net realized gain (loss)	(23,797)	(18,903)	151,866	15,667	27,667	10,941	282,109	218,569
Net change in unrealized appreciation (depreciation)	229,759	(234,620)	(155,960)	509,335	(5,146)	35,904	(24,029)	228,627

Net Increase (Decrease) in Net Assets Resulting from Operations	267,237	(104,267)	16,791	560,634	33,838	66,449	325,113	572,768

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(32,835)	(158,480)	(20,355)	(31,882)	(8,442)	(12,489)	(62,737)	(355,821)
I-2	(3,696)	(24,876)	(605)	(1,514)	(6,772)	(6,126)	(1,498)	(7,199)
I-3	(62)	(176)	N/A	N/A	(89)	(32)	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(2,365)	(11,061)	N/A	N/A	(2,639)	(6,366)	(1,114)	(3,159)
Class C	(428)	(4,075)	N/A	N/A	(281)	(777)	(23)	(121)
Class R	(47)	(275)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	(1,865)	0	0	0	0
I-2	0	0	0	(93)	0	0	0	0
I-3	0	0	N/A	N/A	0	0	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	0	0	0
Class C	0	0	N/A	N/A	0	0	0	0
Class R	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(a)	(39,433)	(198,943)	(20,960)	(35,354)	(18,223)	(25,790)	(65,372)	(366,300)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(338,467)	(200,087)	(132,356)	(344,257)	468,259	860,396	(21,307)	(589,867)

Total Increase (Decrease) in Net Assets	(110,663)	(503,297)	(136,525)	181,023	483,874	901,055	238,434	(383,399)

Net Assets:

Beginning of period	3,379,147	3,882,444	1,433,844	1,252,821	1,570,456	669,401	3,280,902	3,664,301
End of period	$3,268,484	$3,379,147	$1,297,319	$1,433,844	$2,054,330	$1,570,456	$3,519,336	$3,280,902

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

42	PIMCO BOND FUNDS	See Accompanying Notes

PIMCO Long-Term U.S. Government Fund		PIMCO Moderate Duration Fund		PIMCO Mortgage-Backed Securities Fund		PIMCO Mortgage Opportunities and Bond Fund

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$8,608	$23,895	$13,566	$45,492	$2,054	$4,831	$108,764	$196,703
143,508	47,836	62,892	9,907	1,969	1,512	102,025	8,502
(144,409)	174,327	(6,125)	34,116	2,408	757	183,663	(230,023)

7,707	246,058	70,333	89,515	6,431	7,100	394,452	(24,818)

(7,049)	(18,392)	(13,509)	(40,651)	(1,348)	(4,026)	(78,757)	(192,467)
(956)	(2,260)	(51)	(147)	(263)	(573)	(13,106)	(37,193)
N/A	N/A	N/A	N/A	(22)	(7)	(586)	(1,146)
(92)	(295)	N/A	N/A	N/A	N/A	N/A	N/A
(956)	(2,520)	N/A	N/A	(361)	(1,133)	(2,254)	(6,932)
(92)	(265)	N/A	N/A	(77)	(233)	(369)	(1,137)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	0

0	0	0	0	0	0	0	0
0	0	0	0	0	0	0	0
N/A	N/A	N/A	N/A	0	0	0	0
0	0	N/A	N/A	N/A	N/A	N/A	N/A
0	0	N/A	N/A	0	0	0	0
0	0	N/A	N/A	0	0	0	0
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(9,145)	(23,732)	(13,560)	(40,798)	(2,071)	(5,972)	(95,072)	(238,875)

156,715	(294,928)	(8,681)	(55,960)	28,544	27,687	289,506	648,370

155,277	(72,602)	48,092	(7,243)	32,904	28,815	588,886	384,677

677,492	750,094	1,448,622	1,455,865	173,987	145,172	5,293,391	4,908,714
$832,769	$677,492	$1,496,714	$1,448,622	$206,891	$173,987	$5,882,277	$5,293,391

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Statements of Changes in Net Assets (Cont.)

	PIMCO Strategic Bond Fund		PIMCO Total Return Fund II		PIMCO Total Return Fund IV		PIMCO Total Return ESG Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$999	$4,471	$5,803	$16,361	$5,156	$12,872	$19,197	$38,393
Net realized gain (loss)	823	750	15,282	23,425	7,202	12,735	16,561	29,627
Net change in unrealized appreciation (depreciation)	4,412	(5,670)	7,004	2,132	10,097	7,729	52,358	26,236

Net Increase (Decrease) in Net Assets Resulting from Operations	6,234	(449)	28,089	41,918	22,455	33,336	88,116	94,256

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(421)	(2,428)	(6,201)	(22,530)	(5,097)	(12,959)	(17,499)	(40,311)
I-2	(232)	(1,529)	(99)	(130)	N/A	N/A	(3,067)	(5,630)
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	(120)	(457)	N/A	N/A	(302)	(1,212)
Class A	(165)	(956)	N/A	N/A	(170)	(314)	(9)	0	(a)
Class C	(13)	(148)	N/A	N/A	N/A	N/A	(1)	0	(b)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	0	0	0
I-2	0	0	0	0	N/A	N/A	0	0
I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	0	0	N/A	N/A	0	0
Class A	0	0	N/A	N/A	0	0	0	0	(a)
Class C	0	0	N/A	N/A	N/A	N/A	0	0	(b)
Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(c)	(831)	(5,061)	(6,420)	(23,117)	(5,267)	(13,273)	(20,878)	(47,153)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,361	(86,430)	14,802	40,359	8,388	(155,457)	274,488	243,572

Total Increase (Decrease) in Net Assets	7,764	(91,940)	36,471	59,160	25,576	(135,394)	341,726	290,675

Net Assets:

Beginning of period	110,132	202,072	570,009	510,849	431,379	566,773	1,480,858	1,190,183
End of period	$117,896	$110,132	$606,480	$570,009	$456,955	$431,379	$1,822,584	$1,480,858

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class A was February 3, 2020.
(b)	Inception date of Class C was February 3, 2020.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

44	PIMCO BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Extended Duration Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$16,791	$325,113	$7,707

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(3,583,212)	(6,694,207)	(2,829,461)
Proceeds from sales of long-term securities	3,521,831	7,189,545	2,525,447
(Purchases) Proceeds from sales of short-term portfolio investments, net	(812)	11,746	(51,423)
(Increase) decrease in deposits with counterparty	3,773	(28,277)	2,745
(Increase) decrease in receivable for investments sold	146,822	2,395,532	55,267
(Increase) decrease in interest and/or dividends receivable	194	6,303	2,507
(Increase) decrease in dividends receivable from Affiliates	18	146	0
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(2,652)	(1,932)	913
Proceeds from (Payments on) over the counter financial derivative instruments	(2,174)	(2,666)	500
(Increase) decrease in other assets	0	0	1
Increase (decrease) in payable for investments purchased	(410,698)	(1,006,801)	(18,303)
Increase (decrease) in deposits from counterparty	(9,432)	(63,899)	(2,917)
Increase (decrease) in accrued investment advisory fees	(29)	13	(10)
Increase (decrease) in accrued supervisory and administrative fees	(29)	20	(11)
Increase (decrease) in accrued servicing fees	0	6	2
Proceeds from (Payments on) short sales transactions, net	(12,666)	(256,804)	0
Proceeds from (Payments on) foreign currency transactions	(256)	(1,176)	0
Increase (decrease) in other liabilities	(869)	25	0
Net Realized (Gain) Loss
Investments in securities	(220,716)	(397,699)	(186,232)
Investments in Affiliates	(8)	(52)	0
Exchange-traded or centrally cleared financial derivative instruments	66,143	110,449	43,184
Over the counter financial derivative instruments	2,410	4,048	(460)
Short sales	0	1	0
Foreign currency	305	1,144	0
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	226,873	139,933	187,886
Investments in Affiliates	(680)	(1,845)	(1)
Exchange-traded or centrally cleared financial derivative instruments	(67,333)	(109,205)	(44,479)
Over the counter financial derivative instruments	(2,851)	(4,886)	1,003
Foreign currency assets and liabilities	(49)	32	0
Net amortization (accretion) on investments	(13,004)	1,113	1,361

Net Cash Provided by (Used for) Operating Activities	(342,310)	1,615,720	(304,774)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,284,256	892,500	1,175,993
Payments on shares redeemed	(1,432,503)	(981,955)	(1,030,186)
Increase (decrease) in overdraft due to custodian	3	0	0
Cash distributions paid*	(48)	(1,956)	(247)
Proceeds from reverse repurchase agreements	42,164,768	106,573,443	11,428,446
Payments on reverse repurchase agreements	(41,626,980)	(108,243,164)	(11,675,336)
Proceeds from sale-buyback transactions	28,663,898	14,725,977	15,817,546
Payments on sale-buyback transactions	(28,716,273)	(14,583,237)	(15,413,894)

Net Cash Received from (Used for) Financing Activities	337,121	(1,618,392)	302,322

Net Increase (Decrease) in Cash and Foreign Currency	(5,189)	(2,672)	(2,452)

Cash and Foreign Currency:

Beginning of period	5,682	4,307	2,453
End of period	$493	$1,635	$1

* Reinvestment of distributions	$20,910	$63,338	$8,907

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,149	$2,200	$1,248

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Dynamic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 131.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Brookfield Retail Holdings
2.647% (LIBOR03M + 2.500%) due 08/27/2025 ~		$2,637	$2,152

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		3,092	3,136

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		284	283

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	3,242	3,760

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		$6,492	6,320

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		9,500	9,510
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		5,000	5,005

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		4,279	4,162

Total Loan Participations and Assignments (Cost $34,761)			34,328

CORPORATE BONDS & NOTES 26.0%

BANKING & FINANCE 15.5%

ABN AMRO Bank NV
4.750% due 07/28/2025		1,400	1,581

AerCap Ireland Capital DAC
4.450% due 10/01/2025		2,800	2,811

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~		1,900	1,902
3.900% due 04/06/2028		2,800	3,196

Ambac Assurance Corp.
5.100% due 06/07/2021		1	2

Ambac LSNI LLC
6.000% due 02/12/2023 •		4	4

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~		3,900	3,816

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,900	1,718

Bank of America Corp.
1.216% (US0003M + 0.960%) due 07/23/2024 ~		$3,700	3,747
1.432% (US0003M + 1.160%) due 01/20/2023 ~		600	607
3.550% due 03/05/2024 •		5,100	5,435
4.125% due 01/22/2024		11,000	12,191

Banque Federative du Credit Mutuel S.A.
3.750% due 07/20/2023		2,200	2,389

Barclays Bank PLC
10.000% due 05/21/2021	GBP	25,675	34,960

Barclays PLC
3.650% due 03/16/2025		$1,100	1,189
4.337% due 01/10/2028		800	891
4.338% due 05/16/2024 •		300	322
4.375% due 01/12/2026		900	1,009
4.836% due 05/09/2028		350	376
4.972% due 05/16/2029 •		1,900	2,222

BNP Paribas S.A.
4.400% due 08/14/2028		6,000	7,042
4.705% due 01/10/2025 •		1,800	1,994

Brown & Brown, Inc.
4.200% due 09/15/2024		5,000	5,520

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~		1,800	1,818

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.044% due 06/01/2024 •		$6,500	$7,027
4.075% due 04/23/2029 •		2,400	2,763

Cooperatieve Rabobank UA
1.093% (US0003M + 0.860%) due 09/26/2023 ~		2,600	2,634
6.625% due 06/29/2021 •(i)(j)	EUR	200	242

Corp. Andina de Fomento
3.950% due 10/15/2021 (h)	MXN	300,855	13,828

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	114

Credit Suisse AG
6.500% due 08/08/2023 (j)		$7,700	8,748

Credit Suisse Group AG
4.194% due 04/01/2031 •		250	289

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		14,975	16,611

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	200	235
1.539% (US0003M + 1.290%) due 02/04/2021 ~		$1,100	1,101
3.961% due 11/26/2025 •		6,500	6,917
4.250% due 10/14/2021		20,050	20,621
5.000% due 02/14/2022		9,900	10,360

Discover Bank
4.650% due 09/13/2028		5,000	5,889

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		2,673	2,406

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		2,011	1,797

E*TRADE Financial Corp.
4.500% due 06/20/2028		5,000	5,868

Equitable Holdings, Inc.
4.350% due 04/20/2028		5,000	5,701

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,900	3,150

Ford Motor Credit Co. LLC
1.146% (US0003M + 0.880%) due 10/12/2021 ~		400	384
1.515% (US0003M + 1.235%) due 02/15/2023 ~		7,900	7,272
2.826% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,395
3.416% (US0003M + 3.140%) due 01/07/2022 ~		800	790
3.550% due 10/07/2022		3,700	3,670

General Motors Financial Co., Inc.
1.530% (US0003M + 1.310%) due 06/30/2022 ~		900	898
3.550% due 07/08/2022		2,400	2,483

Goldman Sachs Group, Inc.
3.691% due 06/05/2028 •		16,100	18,072

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		4,500	4,494

HSBC Holdings PLC
2.633% due 11/07/2025 •		5,400	5,628
4.300% due 03/08/2026		400	452
4.583% due 06/19/2029 •		5,600	6,445
5.875% due 09/28/2026 •(i)(j)	GBP	6,200	8,102
6.250% due 03/23/2023 •(i)(j)		$200	201

ING Groep NV
4.100% due 10/02/2023		4,000	4,390

Intesa Sanpaolo SpA
3.250% due 09/23/2024		5,800	6,126

JPMorgan Chase & Co.
3.220% due 03/01/2025 •		4,000	4,303
4.005% due 04/23/2029 •		500	579

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		3,700	3,805
3.500% due 04/01/2026 •	EUR	2,400	3,166
4.450% due 05/08/2025		$10,500	11,882
4.947% due 06/27/2025 •(i)(j)	EUR	1,000	1,163
7.625% due 06/27/2023 •(i)(j)	GBP	4,000	5,380
7.875% due 06/27/2029 •(i)(j)		1,000	1,489

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley
1.188% (US0003M + 0.930%) due 07/22/2022 ~		$1,700	$1,708
1.463% (US0003M + 1.220%) due 05/08/2024 ~		1,300	1,315

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	3,600	4,643
3.692% due 06/05/2028		2,750	3,584

Nationstar Mortgage Holdings, Inc.
9.125% due 07/15/2026		$7,000	7,519

Nationwide Building Society
3.766% due 03/08/2024 •		10,400	11,060
3.900% due 07/21/2025		2,800	3,164
4.302% due 03/08/2029 •		13,500	15,262
4.363% due 08/01/2024 •		5,000	5,425

Natwest Group PLC
4.519% due 06/25/2024 •		600	647
4.892% due 05/18/2029 •		2,200	2,561
8.000% due 08/10/2025 •(i)(j)		900	1,001

Navient Corp.
5.875% due 03/25/2021		6,604	6,664

NE Property BV
2.625% due 05/22/2023 (m)	EUR	5,415	6,453

OneMain Finance Corp.
5.625% due 03/15/2023		$1,200	1,249
6.125% due 03/15/2024		4,850	5,086

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		150	151

Park Intermediate Holdings LLC
7.500% due 06/01/2025		4,200	4,483

Piper Jaffray Cos.
4.740% due 10/15/2021		2,600	2,600
5.200% due 10/15/2023		3,600	3,609

QBE Insurance Group Ltd.
7.500% due 11/24/2043 •(j)		17,650	19,861

Santander Holdings USA, Inc.
3.244% due 10/05/2026		2,400	2,571

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		650	722

SBA Communications Corp.
3.875% due 02/15/2027		2,100	2,134

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		1,500	1,587

UBS AG
7.625% due 08/17/2022 (j)		35,100	39,099

UniCredit SpA
4.168% (US0003M + 3.900%) due 01/14/2022 ~		6,700	6,878
7.830% due 12/04/2023		14,700	17,235

Virgin Money UK PLC
3.375% due 04/24/2026 •	GBP	300	389
4.000% due 09/25/2026 •		1,500	2,003
4.000% due 09/03/2027 •		300	401

Wells Fargo & Co.
3.584% due 05/22/2028 •		$4,950	5,545

Weyerhaeuser Co.
4.000% due 04/15/2030		5,100	6,004

			508,225

INDUSTRIALS 7.9%

Altice France Holding S.A.
4.000% due 02/15/2028	EUR	2,200	2,357

Amgen, Inc.
2.200% due 02/21/2027		$8,100	8,562

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		3,100	3,160

Bayer U.S. Finance LLC
4.250% due 12/15/2025		2,200	2,520

Bombardier, Inc.
6.000% due 10/15/2022		500	464
6.125% due 01/15/2023		700	599
7.875% due 04/15/2027		900	684

46	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Broadcom, Inc.
4.110% due 09/15/2028	$526	$589

Caesars Entertainment, Inc.
6.250% due 07/01/2025	700	731

Caesars Resort Collection LLC
5.750% due 07/01/2025	1,800	1,858

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	1,200	1,215

Carnival Corp.
11.500% due 04/01/2023	9,000	10,102

CCO Holdings LLC
5.000% due 02/01/2028	2,900	3,052

Centene Corp.
4.250% due 12/15/2027	1,700	1,783
4.625% due 12/15/2029	2,000	2,160
4.750% due 01/15/2025	2,000	2,058

Charter Communications Operating LLC
4.464% due 07/23/2022	600	636
4.500% due 02/01/2024	600	666
4.908% due 07/23/2025	15,700	18,166

Cheniere Corpus Christi Holdings LLC
5.125% due 06/30/2027	9,500	10,592
5.875% due 03/31/2025	1,800	2,053

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	3,403	3,308

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	1,600	1,582

Community Health Systems, Inc.
6.250% due 03/31/2023	1,300	1,272
6.625% due 02/15/2025	200	194
8.625% due 01/15/2024	3,200	3,190

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)	2,714	734

Continental Airlines Pass-Through Trust
6.703% due 12/15/2022	50	49

Cornerstone Building Brands, Inc.
8.000% due 04/15/2026	2,000	2,105

CVS Health Corp.
3.500% due 07/20/2022	500	525
5.125% due 07/20/2045	1,400	1,768

DAE Funding LLC
5.000% due 08/01/2024	200	201

Dell International LLC
4.420% due 06/15/2021	1,061	1,086
6.020% due 06/15/2026	2,250	2,646

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,300	1,335

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	12,100	12,098

EQT Corp.
7.875% due 02/01/2025	2,300	2,553

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	1,200	1,205

Exela Intermediate LLC
10.000% due 07/15/2023	1,300	403

Expedia Group, Inc.
7.000% due 05/01/2025	4,500	4,871

Gap, Inc.
8.625% due 05/15/2025	2,400	2,632
8.875% due 05/15/2027	300	342

General Mills, Inc.
1.283% (US0003M + 1.010%) due 10/17/2023 ~	400	405

General Motors Co.
5.400% due 10/02/2023 (k)	1,500	1,655

Hasbro, Inc.
2.600% due 11/19/2022	3,200	3,322

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	5,700	5,701

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026	3,200	3,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.750% Cash or 4.500% PIK)
3.750% due 09/15/2026 (b)	EUR	3,600	$4,229

INEOS Styrolution Group GmbH
2.250% due 01/16/2027		3,800	4,169

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(c)		$2,300	1,489

Kraft Heinz Foods Co.
5.000% due 07/15/2035		100	115

Marvell Technology Group Ltd.
4.875% due 06/22/2028		700	845

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		5,600	5,577

Mileage Plus Holdings LLC
6.500% due 06/20/2027		2,200	2,296

NCL Corp. Ltd.
10.250% due 02/01/2026		5,500	5,747
12.250% due 05/15/2024		5,800	6,503

Newfield Exploration Co.
5.375% due 01/01/2026		5,100	4,801

Nissan Motor Co. Ltd.
1.940% due 09/15/2023	EUR	300	358
3.043% due 09/15/2023		$7,500	7,608
4.345% due 09/17/2027		2,300	2,312

NVIDIA Corp.
2.850% due 04/01/2030		1,200	1,356
3.500% due 04/01/2040		1,300	1,529

Oracle Corp.
2.950% due 04/01/2030		800	896
3.600% due 04/01/2040		5,100	5,841
3.600% due 04/01/2050		5,300	5,943
3.850% due 04/01/2060		1,500	1,772

Owens Corning
3.400% due 08/15/2026		400	433

Pan American Energy LLC
29.668% (BADLARPP + 0.000%) due 11/20/2020 ~	ARS	17,580	117

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		$3,400	3,785

Petroleos Mexicanos
5.950% due 01/28/2031		2,200	1,832

Petronas Capital Ltd.
3.500% due 04/21/2030		2,100	2,353

Reynolds American, Inc.
4.000% due 06/12/2022		800	844

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		2,600	2,911

Sabine Pass Liquefaction LLC
5.000% due 03/15/2027		1,407	1,584

Sands China Ltd.
5.125% due 08/08/2025		7,700	8,425
5.400% due 08/08/2028		1,500	1,674

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		2,500	2,664

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		5,600	6,072

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	2,600	2,925

T-Mobile USA, Inc.
3.875% due 04/15/2030		$2,100	2,390

Transocean, Inc.
7.250% due 11/01/2025		7,375	2,102
7.500% due 01/15/2026		700	158
8.000% due 02/01/2027		200	57

Unigel Luxembourg S.A.
8.750% due 10/01/2026		3,700	3,598

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		12,000	12,008
3.875% due 11/13/2020		700	703

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	43,290	276

Zimmer Biomet Holdings, Inc.
1.164% due 11/15/2027	EUR	1,700	2,012

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.150% due 04/01/2022		$3,000	$3,104
3.375% due 11/30/2021		200	205

			258,102

UTILITIES 2.6%

AT&T, Inc.
4.300% due 02/15/2030		105	125

Duke Energy Corp.
0.900% (US0003M + 0.650%) due 03/11/2022 ~		7,000	7,045

Enable Midstream Partners LP
4.950% due 05/15/2028		2,500	2,454

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		6,100	6,106

NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~		4,050	4,081
1.950% due 09/01/2022		3,800	3,918

ONEOK, Inc.
3.400% due 09/01/2029		3,500	3,442
4.350% due 03/15/2029		8,900	9,293

Pacific Gas & Electric Co.
3.150% due 01/01/2026		1,500	1,541
3.300% due 12/01/2027		1,000	1,029
3.400% due 08/15/2024		200	209
3.450% due 07/01/2025		300	314
3.500% due 06/15/2025		200	211
3.950% due 12/01/2047		600	557
4.250% due 08/01/2023		1,100	1,172
4.300% due 03/15/2045		700	685
4.450% due 04/15/2042		400	401
4.500% due 07/01/2040		200	204
4.550% due 07/01/2030		1,000	1,086

Petrobras Global Finance BV
5.999% due 01/27/2028		24,110	26,818
6.625% due 01/16/2034	GBP	1,200	1,701
6.850% due 06/05/2115		$200	214

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	1,300	1,470

Rio Oil Finance Trust
8.200% due 04/06/2028		$396	427
9.250% due 07/06/2024		128	140

Sprint Corp.
7.625% due 03/01/2026		6,600	7,985

Transocean Proteus Ltd.
6.250% due 12/01/2024		1,658	1,477

			84,105

Total Corporate Bonds & Notes (Cost $829,603)			850,432

CONVERTIBLE BONDS & NOTES 0.5%

INDUSTRIALS 0.5%

Royal Caribbean Cruises Ltd.
4.250% due 06/15/2023		4,400	5,157

Southwest Airlines Co.
1.250% due 05/01/2025		7,500	9,825

Total Convertible Bonds & Notes (Cost $11,900)			14,982

MUNICIPAL BONDS & NOTES 1.3%

CALIFORNIA 0.1%

California State General Obligation Bonds, Series 2017
0.937% (US0001M + 0.780%) due 04/01/2047 ~		3,030	3,029

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		271	293

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	$1,100	$1,247

		1,540

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2006
5.250% due 07/01/2026 ^(c)	275	198

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.750% due 07/01/2041 ^(c)	155	105

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.500% due 07/01/2026 ^(c)	120	80

Commonwealth of Puerto Rico General Obligation Notes, Series 2012
5.000% due 07/01/2021 ^(c)	280	184

		567

WASHINGTON 0.9%

Energy Northwest, Washington Revenue Bonds, Series 2012
3.103% due 07/01/2023	4,300	4,587

Energy Northwest, Washington Revenue Notes, Series 2012
2.803% due 07/01/2021	8,500	8,647
2.953% due 07/01/2022	15,000	15,627

		28,861

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (f)	34,905	1,910
7.467% due 06/01/2047	4,650	4,979

		6,889

Total Municipal Bonds & Notes (Cost $38,667)		40,886

U.S. GOVERNMENT AGENCIES 40.5%

Fannie Mae
0.235% due 12/25/2036 •	33	32
0.268% due 03/25/2034 •	27	27
0.298% due 08/25/2034 •	10	10
0.305% due 03/25/2036 •	12	12
0.448% due 12/25/2028 •	1	1
0.498% due 03/25/2037 - 05/25/2042 •	108	108
0.600% due 10/18/2030 •	1	1
0.700% due 04/18/2032 •	22	22
1.048% due 04/25/2032 •	1	1
1.592% due 12/25/2042 ~(a)	18,311	1,058
1.625% due 11/25/2023 •	7	7
2.190% due 07/25/2043 •(a)	18,821	2,263
2.258% due 09/01/2034 •	4	4
2.371% due 08/01/2042 - 10/01/2044 •	145	146
2.476% due 08/01/2029 •	7	7
2.513% due 06/25/2050 ~(a)	19,963	1,091
3.000% due 09/25/2026 (a)	1,833	45
3.141% due 05/25/2035 ~	9	10
3.146% due 05/01/2036 •	50	53
3.360% due 05/01/2036 •	4	4
3.366% due 11/01/2034 •	127	134
3.519% due 12/01/2034 •	13	14
3.542% due 09/01/2031 •	9	9
3.545% due 12/01/2034 •	6	6
3.550% due 03/01/2036 •	101	101
3.625% due 02/01/2036 •	40	40
3.737% due 12/01/2035 •	1	1
3.835% due 01/01/2036 •	87	92
3.862% due 09/01/2039 •	17	17
4.000% due 06/25/2050 (a)	15,573	2,252
4.105% due 12/01/2036 •	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.152% due 08/01/2028 •	$1	$1
5.000% due 01/25/2035	10	11
5.000% due 06/25/2041 (a)	1,046	159
5.610% due 01/25/2032 þ	25	27
5.669% due 02/25/2033 þ	97	113
5.750% due 08/25/2033	36	41
5.859% due 11/25/2046 ~(a)	10,958	1,575
6.000% due 01/25/2033 - 07/25/2044	138	161
6.052% due 06/25/2048 (a)	20,314	3,245
6.452% due 01/25/2041 •(a)	4,622	436
6.589% due 10/25/2031 þ	31	33
7.500% due 09/25/2022 - 06/25/2032	15	18

Federal Housing Administration
7.430% due 02/01/2023	1	1

Freddie Mac
0.502% due 12/15/2029 •	35	35
0.506% due 08/15/2040 •	1,111	1,092
0.652% due 01/15/2032 •	4	4
1.638% due 10/25/2021 ~(a)	30,510	354
2.000% due 01/15/2043 (a)	7,343	455
2.231% due 09/01/2035 •	4	4
2.405% due 08/01/2035 •	4	5
2.419% due 07/25/2044 •	1,312	1,350
2.728% due 09/01/2035 •	2	2
3.000% due 12/15/2047 (a)	10,328	852
3.496% due 03/01/2036 •	19	19
3.500% due 12/15/2047 - 06/15/2049 (a)	21,555	1,784
3.973% due 12/01/2032 •	1	1
4.000% due 07/01/2047 - 10/01/2047	249	268
4.000% due 06/15/2049 (a)	12,103	1,613
4.818% due 07/25/2033 ~	2	2
5.000% due 03/15/2021	1	2
5.000% due 02/15/2048 (a)	600	106
5.500% due 09/15/2039	61	69
5.848% due 04/25/2048 - 11/25/2049 •(a)	37,164	7,642
6.000% due 05/15/2035	92	109
6.500% due 10/25/2043	56	67
6.502% due 11/25/2030 þ	5	5
6.555% due 09/25/2029 ~	36	40
7.000% due 07/25/2043	35	44
7.500% due 08/15/2030 - 03/25/2044	67	86
8.610% due 12/25/2030 þ	111	126

Ginnie Mae
0.456% due 05/20/2037 •	438	439
2.875% (H15T1Y + 1.500%) due 06/20/2021 ~	3	3
2.875% due 04/20/2030 •	9	10
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	15	16
3.000% due 01/20/2027 •	30	30
3.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
3.125% due 10/20/2027 - 10/20/2029 •	22	24
3.250% (H15T1Y + 1.500%) due 09/20/2023 - 09/20/2026 ~	13	14
3.250% due 07/20/2030 •	14	14
5.000% due 03/15/2039 - 05/15/2039	812	927
5.500% due 10/15/2034 - 03/15/2035	54	61
5.894% due 08/20/2049 - 09/20/2049 •(a)	34,977	5,881
6.000% due 06/20/2038	19	21
8.000% due 03/20/2030	10	12
8.500% due 04/20/2030 - 07/20/2030	1	2

Small Business Administration
4.340% due 03/01/2024	19	20
4.760% due 09/01/2025	25	26
5.600% due 09/01/2028	102	113
6.220% due 12/01/2028	101	113

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	162,023	170,762

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 10/01/2040 - 06/01/2048	$22,123	$23,511
4.000% due 05/01/2047 - 04/01/2048	27,686	30,017
6.500% due 06/01/2036 - 09/01/2038	1,858	2,168

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050 - 12/01/2050	449,500	470,290
3.000% due 10/01/2050 - 11/01/2050	561,700	588,579
3.500% due 11/01/2050	1,000	1,056

Total U.S. Government Agencies (Cost $1,328,961)		1,323,643

U.S. TREASURY OBLIGATIONS 23.6%

U.S. Treasury Bonds
2.500% due 02/15/2045	20	25

U.S. Treasury Inflation Protected Securities (h)
0.125% due 04/15/2021 (m)(o)	80,011	80,359
0.125% due 07/15/2026 (o)	53	57
0.125% due 01/15/2030	19,030	21,035
0.125% due 07/15/2030	10,609	11,799
0.250% due 01/15/2025	18,812	20,073
0.250% due 07/15/2029	19,141	21,418
0.375% due 07/15/2027	27,111	30,148
0.750% due 07/15/2028	4,851	5,590
0.875% due 01/15/2029	27,085	31,558
1.750% due 01/15/2028	15,210	18,530
2.375% due 01/15/2025 (m)	20,615	23,935
2.375% due 01/15/2027	53,311	65,758
2.500% due 01/15/2029	6,926	9,050

U.S. Treasury Notes
1.250% due 08/31/2024 (m)	83,300	86,671
1.500% due 02/15/2030 (m)	43,000	46,386
1.625% due 02/15/2026 (o)(q)	7,210	7,712
1.750% due 01/31/2023 (o)	700	726
1.875% due 08/31/2024 (m)(o)	19,690	20,970
2.000% due 04/30/2024 (o)	40	43
2.000% due 02/15/2025 (o)(q)	2,400	2,584
2.125% due 03/31/2024 (o)	12,052	12,868
2.125% due 11/30/2024 (o)(q)	10,460	11,283
2.125% due 05/15/2025 (o)	1,485	1,613
2.250% due 01/31/2024 (o)(q)	9,520	10,176
2.250% due 11/15/2024 (m)(o)	71,718	77,679
2.375% due 08/15/2024 (m)(o)(q)	72,390	78,458
2.375% due 05/15/2029 (m)	550	633
2.500% due 01/31/2024 (m)(o)	37,540	40,439
2.500% due 05/15/2024 (o)	18,400	19,936
2.625% due 02/15/2029 (m)	3,310	3,866
2.875% due 11/30/2023 (o)	9,570	10,387

Total U.S. Treasury Obligations (Cost $723,539)		771,765

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.2%

Adjustable Rate Mortgage Trust
0.408% due 03/25/2036 •	289	193
3.330% due 10/25/2035 ^~	574	548
3.822% due 09/25/2035 ^~	7	7

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	419	360
1.939% due 11/25/2046 •	9,563	4,169
1.989% due 10/25/2046 •	186	179

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	93	93

Banc of America Alternative Loan Trust
6.000% due 01/25/2036 ^	487	483

Banc of America Funding Trust
0.316% due 02/20/2047 •	1,653	1,717
0.346% due 10/20/2036 •	435	391
0.358% due 04/25/2037 ^•	347	313
0.436% due 06/20/2047 •	1,236	1,102
0.548% due 05/25/2037 ^•	230	204
3.754% due 10/20/2046 ^~	1,431	1,263
3.855% due 06/20/2037 ^~	87	81
5.500% due 09/25/2034	791	793

48	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.806% due 03/25/2037 ^~	$10	$11
5.878% due 10/25/2036 ^~	278	272
6.000% due 08/25/2037 ^	682	652

Banc of America Mortgage Trust
3.794% due 05/25/2034 ~	105	104
3.848% due 02/25/2034 ~	40	39
6.500% due 10/25/2031	2	3

BCAP LLC Trust
2.011% due 11/26/2046 •	1,683	1,696
5.250% due 02/26/2036 ~	1,879	1,276
5.250% due 06/26/2037	640	636
12.778% due 02/26/2036 ~	668	255
16.591% due 04/26/2037 ~	594	308
80.065% due 06/26/2036 ~	838	448

Bear Stearns Adjustable Rate Mortgage Trust
2.625% due 10/25/2034 ~	36	36
3.034% due 11/25/2034 ~	103	98
3.117% due 05/25/2034 ~	11	10
3.259% due 08/25/2035 ^~	62	60
3.429% due 11/25/2034 ~	2	2
3.458% due 08/25/2035 ~	83	77
3.513% due 04/25/2034 ~	38	37
3.540% due 01/25/2034 ~	201	205
3.751% due 02/25/2033 ~	4	4
3.808% due 05/25/2034 ~	19	18

Bear Stearns ALT-A Trust
0.468% due 08/25/2036 ^•	1,373	1,221
0.488% due 08/25/2036 ^•	608	544
0.548% due 02/25/2034 •	77	71
0.588% due 04/25/2036 ^•	1,991	2,452
3.169% due 01/25/2036 ^~	1,071	1,084
3.184% due 03/25/2036 ^~	304	264
3.248% due 08/25/2036 ^~	15	11
3.502% due 05/25/2035 ~	1,834	1,828
3.551% due 03/25/2036 ~	1,173	804
3.594% due 11/25/2035 ^~	113	102
3.622% due 11/25/2036 ^~	490	355

Bear Stearns Mortgage Funding Trust
0.338% due 01/25/2037 •	1,851	1,645

Chase Mortgage Finance Trust
3.503% due 02/25/2037 ~	38	37
3.535% due 06/25/2035 ~	35	34

ChaseFlex Trust
0.448% due 07/25/2037 •	554	490
4.174% due 08/25/2037 ^þ	2,051	1,980
6.000% due 02/25/2037 ^	651	410

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 05/25/2036 •	816	750

Citicorp Mortgage Securities Trust
5.500% due 04/25/2037	111	115
6.000% due 09/25/2037	213	221

Citigroup Commercial Mortgage Trust
2.690% due 04/10/2046	34	35

Citigroup Global Markets Mortgage Securities, Inc.
0.648% due 05/25/2032 •	56	55

Citigroup Mortgage Loan Trust
3.052% due 11/25/2036 ^~	431	398
3.177% due 08/25/2035 ~	405	403
3.177% due 08/25/2035 ^~	44	39
3.418% due 09/25/2037 ^~	2,351	2,068
4.190% due 11/25/2035 •	589	568

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	167	163
3.906% due 02/25/2034 ~	52	52

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	519	524

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	514	420

Countrywide Alternative Loan Trust
0.268% due 06/25/2036 •	858	818
0.288% due 04/25/2047 •	3,177	2,869
0.318% due 01/25/2037 ^•	26	29
0.338% due 09/25/2046 ^•	96	90
0.348% due 06/25/2037 •	18	16
0.386% due 07/20/2035 •	28	27
0.398% due 09/25/2046 ^•	803	547

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.428% due 12/25/2035 •	$346	$333
0.498% due 05/25/2036 ^•	1,189	491
0.498% due 05/25/2037 ^•	43	14
0.518% due 02/25/2037 ^•	9,494	2,494
0.548% due 05/25/2036 ^•	1,555	1,265
0.598% due 09/25/2035 ^•	2,962	1,969
0.648% due 12/25/2035 ^•	3,154	1,583
0.648% due 05/25/2037 ^•	1,049	363
0.796% due 11/20/2035 •	2,393	2,173
0.848% due 05/25/2036 •	1,351	576
0.858% due 07/25/2036 ^•	1,096	384
0.898% due 08/25/2035 ^•	79	63
0.948% due 12/25/2035 ^•	541	441
1.048% due 12/25/2036 ^•	5,355	1,697
2.499% due 01/25/2036 •	795	752
2.702% due 10/25/2035 ^~	340	326
3.468% due 06/25/2037 ^~	132	124
5.250% due 06/25/2035 ^	18	17
5.500% due 04/25/2035	419	435
5.500% due 10/25/2035 ^	335	274
5.500% due 11/25/2035 ^	1,752	1,443
5.500% due 12/25/2035 ^	255	199
5.500% due 01/25/2036	309	259
5.500% due 03/25/2036 ^	52	36
5.750% due 07/25/2035 ^	1,747	1,487
6.000% due 04/25/2036 ^	727	466
6.000% due 01/25/2037 ^	918	741
6.000% due 02/25/2037 ^	2,499	1,779
6.000% due 03/25/2037 ^	886	571
6.000% due 08/25/2037 ^	595	444
6.250% due 11/25/2036 ^	485	433
6.500% due 09/25/2037 ^	1,261	753

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	2	2
0.788% due 03/25/2035 •	124	119
0.808% due 02/25/2035 •	53	52
0.888% due 02/25/2035 •	906	816
0.908% due 09/25/2034 •	3	3
2.195% due 02/20/2036 ^•	250	219
2.605% due 07/25/2034 ~	116	115
2.989% due 09/25/2034 ^~	15	13
3.020% due 08/25/2034 ^~	4	4
3.020% due 08/25/2034 ~	57	55
3.196% due 06/20/2035 ~	8	8
3.339% due 03/25/2037 ^~	107	98
3.533% due 12/25/2033 ~	18	18
3.735% due 11/25/2034 ~	45	44
3.793% due 02/20/2036 ^•	747	724
5.500% due 11/25/2035 ^	71	59
5.500% due 07/25/2037 ^	577	424
5.750% due 07/25/2037 ^	2,522	1,961
5.750% due 08/25/2037	9,084	7,423
6.000% due 02/25/2036 ^	510	347
6.000% due 03/25/2036 ^	4	3

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •	991	929
0.548% due 11/25/2034 •	24	21

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	60	56
6.000% due 01/25/2036 ^	1,069	831

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	4	4
7.000% due 02/25/2034	168	175

Credit Suisse Mortgage Capital Certificates
3.171% due 07/27/2037 ~	2,137	2,162
3.489% due 08/27/2046 ~	484	487

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.250% due 08/25/2036 ^	407	280
7.000% due 08/25/2037 ^~	931	770

Deutsche ALT-A Securities, Inc.
0.448% due 04/25/2037 •	520	352

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.248% due 08/25/2037 ^•	439	359
0.268% due 08/25/2036 ^•	2,000	1,857

Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045 •	14	13
1.939% due 03/19/2046 ^•	617	542

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EMF-NL Prime BV
0.357% due 04/17/2041 •	EUR	3,732	$4,046

Eurosail PLC
1.057% due 10/17/2040 •		1,788	2,100

First Horizon Alternative Mortgage Securities Trust
2.571% due 04/25/2036 ^~		$461	434
2.930% due 03/25/2035 ~		28	22
3.050% due 01/25/2036 ^~		3,368	2,444
3.273% due 06/25/2036 ^~		483	438

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		149	126

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •		10	8
0.688% due 11/25/2045 •		80	69

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~		15	15

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	539	598

GS Mortgage Securities Trust
3.135% due 06/10/2046		$310	324

GSMPS Mortgage Loan Trust
0.498% due 03/25/2035 •		47	42

GSR Mortgage Loan Trust
2.801% due 06/25/2034 ~		73	72
2.930% due 03/25/2033 •		10	10
5.750% due 03/25/2036 ^		248	269
5.750% due 01/25/2037 ^		550	489
6.000% due 02/25/2036 ^		1,628	1,068
6.000% due 03/25/2037 ^		1,135	928
6.000% due 05/25/2037 ^		356	337
6.500% due 09/25/2036 ^		379	265

HarborView Mortgage Loan Trust
0.336% due 11/19/2036 •		144	140
0.336% due 07/19/2046 ^•		151	87
0.336% due 11/19/2046 ^•		40	33
0.466% due 11/19/2035 •		903	825
0.636% due 06/19/2035 •		45	44
0.656% due 01/19/2036 •		1,251	918
0.716% due 02/19/2036 •		891	656
0.976% due 11/19/2034 ^•		531	468
1.656% due 10/19/2035 •		500	402
2.532% due 06/19/2045 ^•		2,814	1,661
2.874% due 04/19/2034 ~		5	5

HomeBanc Mortgage Trust
3.404% due 04/25/2037 ^~		8,394	7,801

Impac CMB Trust
0.808% due 03/25/2035 •		92	90

Impac Secured Assets Trust
0.498% due 05/25/2036 •		136	130

Impact Funding Affordable Multifamily Housing Mortgage Loan Trust
5.314% due 01/25/2051		276	300

IndyMac Mortgage Loan Trust
0.308% due 04/25/2037 •		431	398
0.338% due 09/25/2046 •		27	25
0.348% due 11/25/2046 •		396	360
0.398% due 02/25/2037 •		1,890	1,410
3.189% due 10/25/2034 ~		946	954
3.301% due 06/25/2037 ^~		635	518
3.466% due 01/25/2036 ^~		336	308
3.569% due 06/25/2036 ~		746	678
3.699% due 12/25/2036 ^~		32	30
3.716% due 12/25/2034 ~		343	344
3.902% due 01/25/2036 ~		789	763

JPMorgan Alternative Loan Trust
0.288% due 03/25/2037 •		722	710
0.328% due 06/25/2037 •		5,651	3,923
0.672% due 06/27/2037 •		363	295
3.677% due 05/25/2037 ^~		1,163	1,043
5.500% due 11/25/2036 ^~		1	1
5.692% due 05/26/2037 ~		4,586	4,018
6.310% due 08/25/2036 ^þ		1,923	1,856

JPMorgan Chase Commercial Mortgage Securities Trust
2.554% due 04/15/2046		142	145
3.414% due 01/15/2046		28	29

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
2.999% due 11/25/2033 ~	$5	$5
3.427% due 05/25/2034 ~	63	63
3.462% due 07/25/2035 ~	22	22
3.541% due 04/25/2036 ^~	198	178
3.634% due 11/25/2035 ^~	304	277
3.685% due 04/25/2037 ^~	38	34
5.750% due 01/25/2036 ^	992	715
6.000% due 08/25/2037 ^	13	9
6.250% due 07/25/2036 ^	1,535	1,031
6.500% due 01/25/2036 ^	516	422
6.500% due 08/25/2036 ^	1,752	1,086

Lehman XS Trust
0.348% due 08/25/2046 •	1,998	1,909
0.378% due 04/25/2046 ^•	1,460	1,463

MASTR Adjustable Rate Mortgages Trust
0.748% due 05/25/2047 ^•	481	761
3.185% due 05/25/2034 ~	102	104
3.230% due 11/21/2034 ~	28	28

MASTR Seasoned Securitization Trust
3.890% due 10/25/2032 ~	15	15

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	61	61

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	128	125

Merrill Lynch Mortgage Investors Trust
0.528% due 08/25/2035 •	344	345
0.808% due 06/25/2028 •	1	1
0.913% due 11/25/2029 ~(a)	1,267	27
2.731% due 02/25/2033 ~	13	12
2.808% due 02/25/2036 ~	601	614
3.668% due 03/25/2036 ^~	962	646
3.868% due 05/25/2033 ~	3	3

Morgan Stanley Bank of America Merrill Lynch Trust
2.469% due 02/15/2046	61	62
2.657% due 05/15/2046	67	68
2.825% due 08/15/2045	49	49
3.912% due 07/15/2046 ~	23	24

Morgan Stanley Mortgage Loan Trust
0.408% due 03/25/2036 •	358	277
2.411% due 06/25/2036 ~	2,800	2,785
2.746% due 06/25/2036 ~	21	22
2.827% due 08/25/2034 ~	183	185
2.868% due 12/25/2037 ~	1,573	1,204
3.086% due 08/25/2034 ~	16	16
3.208% due 07/25/2035 ~	159	152
3.243% due 07/25/2035 ^~	113	104

NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^	620	623

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	22,780	24,112

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	14,432	15,198

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.568% due 06/25/2037 •	5,126	4,196
2.611% due 10/25/2035 ~	433	420
3.852% due 08/25/2035 ~	135	139

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.528% due 12/25/2035 •	3,327	3,192
5.675% due 12/25/2035 ~	17	17

Prime Mortgage Trust
0.548% due 02/25/2034 •	2	2
5.500% due 06/25/2036 ^	74	74

RBSGC Structured Trust
5.500% due 11/25/2035 ^	3,480	3,406

RBSSP Resecuritization Trust
0.412% due 08/27/2037 •	1,159	1,140
0.652% due 06/27/2036 •	7,970	6,653

Residential Accredit Loans, Inc. Trust
0.288% due 01/25/2037 •	927	898
0.328% due 05/25/2036 •	1,451	1,326
0.333% due 12/25/2036 •	103	96
0.398% due 02/25/2036 ^•	226	172

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.398% due 08/25/2037 •		$72	$65
0.548% due 11/25/2036 ^•		319	218
0.948% due 10/25/2045 •		182	157
3.907% due 02/25/2035 ^~		630	546
4.482% due 01/25/2036 ^~		1,832	1,617
4.542% due 09/25/2035 ^~		166	136
4.624% due 12/26/2034 ^~		232	149
5.722% due 09/25/2037 ~		10,008	8,653
6.000% due 06/25/2036 ^		281	273
6.500% due 09/25/2037 ^		366	363

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•		1,752	479
0.598% due 02/25/2034 •		90	80
5.500% due 09/25/2035 ^		109	83
5.500% due 12/25/2035 ^		301	229
5.750% due 02/25/2036 ^		996	691
6.000% due 07/25/2036		453	376
6.000% due 07/25/2037 ^		1,433	835

Residential Funding Mortgage Securities, Inc. Trust
4.053% due 09/25/2036 ^~		22	13
4.287% due 02/25/2036 ^~		401	364
6.000% due 10/25/2036 ^		529	497
6.500% due 03/25/2032		14	15

RMAC Securities PLC
0.210% due 06/12/2044 •	GBP	716	871

Securitized Asset Sales, Inc.
2.986% due 11/26/2023 ~		$18	16

Sequoia Mortgage Trust
0.903% due 11/22/2024 •		5	5
3.209% due 09/20/2046 ^~		70	55

Structured Adjustable Rate Mortgage Loan Trust
0.368% due 06/25/2037 •		2,020	1,895
0.468% due 10/25/2035 •		3,602	3,448
2.419% due 01/25/2035 ^•		16	15
2.908% due 03/25/2034 ~		11	10
3.142% due 01/25/2035 ~		116	114
3.298% due 10/25/2036 ^~		401	303
3.301% due 09/25/2036 ^~		342	297
3.569% due 04/25/2036 ^~		476	380

Structured Asset Mortgage Investments Trust
0.268% due 08/25/2036 •		234	213
0.328% due 07/25/2046 •		2,630	2,236
0.358% due 05/25/2036 •		170	157
0.358% due 08/25/2036 ^•		1,156	1,102
0.406% due 07/19/2035 •		238	225
0.428% due 02/25/2036 ^•		375	349
0.448% due 08/25/2036 ^•		736	629
0.608% due 05/25/2045 •		47	46
0.736% due 07/19/2034 •		7	7
0.816% due 09/19/2032 •		2	2
0.856% due 03/19/2034 •		2	2

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.783% due 03/25/2033 ~		45	46

Thornburg Mortgage Securities Trust
1.622% due 06/25/2037 •		18,333	17,153
2.484% due 10/25/2043 ~		85	84

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	18,985	24,562

UBS-Barclays Commercial Mortgage Trust
3.185% due 03/10/2046		$86	90
3.244% due 04/10/2046		40	42

UBS-Citigroup Commercial Mortgage Trust
2.342% due 01/10/2045 ~(a)		20,988	254

Wachovia Mortgage Loan Trust LLC
3.793% due 10/20/2035 ~		697	528
3.898% due 05/20/2036 ^~		449	445
3.907% due 03/20/2037 ^~		98	91

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		5	5
0.438% due 12/25/2045 •		489	459
1.749% due 01/25/2047 •		133	129
1.769% due 06/25/2047 ^•		63	19
1.981% due 12/25/2046 •		296	274
1.999% due 06/25/2046 •		776	750
2.182% due 05/25/2046 •		139	130
2.182% due 12/25/2046 •		432	405

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.219% due 11/25/2042 •		$10	$10
2.419% due 06/25/2042 •		211	202
2.419% due 08/25/2042 •		100	95
2.772% due 09/25/2033 ~		10	10
2.807% due 10/25/2034 ~		169	169
2.925% due 10/25/2036 ^~		36	34
2.952% due 08/25/2035 ~		363	368
3.073% due 07/25/2037 ^~		347	331
3.163% due 06/25/2037 ^~		1,433	1,238
3.241% due 10/25/2036 ^~		854	761
3.290% due 05/25/2037 ^~		64	57
3.344% due 03/25/2037 ^~		25,512	23,205
3.520% due 03/25/2033 ~		44	43
3.609% due 03/25/2035 ~		174	176
3.675% due 01/25/2036 ~		744	746
3.748% due 06/25/2033 ~		62	61
3.833% due 03/25/2034 ~		2	3
4.004% due 12/25/2032 ~		2,769	2,736

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	340
0.982% due 12/21/2049 •		7,444	9,587
1.682% due 12/21/2049 •		910	1,174
2.182% due 12/21/2049 •		455	585
2.682% due 12/21/2049 •		260	333
3.182% due 12/21/2049 •		260	328

Washington Mutual Mortgage Pass-Through Certificates Trust
0.848% due 01/25/2036 ^•		$3,632	2,656
1.789% due 04/25/2047 •		4,151	3,532
3.620% due 06/25/2033 ~		30	30
5.500% due 11/25/2035		140	124
5.750% due 11/25/2035 ^		883	830
6.000% due 10/25/2035 ^		479	385

Wells Fargo Alternative Loan Trust
0.498% due 06/25/2037 ^•		1,363	1,167

Wells Fargo Mortgage-Backed Securities Trust
4.019% due 04/25/2036 ~		80	77

Total Non-Agency Mortgage-Backed Securities (Cost $319,117)			334,527

ASSET-BACKED SECURITIES 19.4%

ACE Securities Corp. Home Equity Loan Trust
0.268% due 08/25/2036 ^•		3,116	1,060
0.308% due 08/25/2036 ^•		1,671	579
0.348% due 12/25/2036 •		5,549	2,402
1.123% due 11/25/2033 •		212	211

Aegis Asset-Backed Securities Trust
1.148% due 03/25/2035 ^•		342	333

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		263	262

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.273% due 11/25/2034 •		870	835

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		371	362

Argent Securities Trust
0.258% due 09/25/2036 •		414	185
0.298% due 06/25/2036 •		3,830	1,557
0.298% due 07/25/2036 •		2,307	1,015
0.298% due 09/25/2036 •		977	441

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.968% due 02/25/2034 •		853	826

Asset-Backed Funding Certificates Trust
0.258% due 01/25/2037 •		3,395	2,415
0.308% due 01/25/2037 •		1,631	1,170
0.848% due 06/25/2034 •		455	444
1.148% due 06/25/2037 •		49	45
1.198% due 03/25/2034 ^•		1,067	1,045
1.273% due 12/25/2032 •		309	307

Asset-Backed Securities Corp. Home Equity Loan Trust
0.598% due 11/25/2035 •		772	768
1.243% due 02/25/2035 •		1,204	1,204

Bayview Financial Mortgage Pass-Through Trust
5.638% due 11/28/2036 þ		15	15

50	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bayview Financial Revolving Asset Trust
1.075% due 02/28/2040 •		$93	$87

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •		5,010	6,219
0.318% due 01/25/2037 •		423	407
0.348% due 12/25/2036 •		1,192	1,193
0.548% due 09/25/2046 •		440	425
0.578% due 12/25/2035 •		324	325
0.638% due 09/25/2035 •		2,076	2,067
0.778% due 02/25/2036 •		3,657	3,643
0.868% due 11/25/2035 ^•		1,540	1,502
1.108% due 04/25/2035 •		1,461	1,462
1.148% due 11/25/2042 •		5	5
5.500% due 08/25/2036		210	212
5.750% due 11/25/2034 ^þ		877	803
6.500% due 10/25/2036 ^		4,710	3,499

Belle Haven ABS CDO Ltd.
0.611% due 11/03/2044 •		38,967	16,474

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	7,250	8,510

Carrington Mortgage Loan Trust
0.308% due 10/25/2036 •		$1,127	965
0.388% due 06/25/2036 •		3,400	3,134
1.048% due 05/25/2034 •		1,652	1,588

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		11,398	11,392

Citigroup Mortgage Loan Trust
0.308% due 09/25/2036 •		12,873	11,215
0.308% due 12/25/2036 •		2,065	1,763

Citius Funding Ltd.
0.553% due 05/05/2046 ^•		451,290	22,113

Conseco Finance Securitizations Corp.
7.770% due 09/01/2031 þ		7,300	7,896

Countrywide Asset-Backed Certificates
0.288% due 08/25/2037 •		5,081	5,009
0.308% due 12/25/2035 ^•		250	248
0.318% due 06/25/2047 •		162	162
0.428% due 09/25/2036 •		999	998
0.438% due 06/25/2036 •		431	431
0.448% due 06/25/2036 •		359	360
0.458% due 09/25/2037 ^•		1,661	1,264
0.488% due 12/25/2036 ^•		210	147
0.498% due 04/25/2036 •		158	159
1.648% due 02/25/2035 •		4,400	4,388
4.538% due 10/25/2046 ^~		642	638

Countrywide Asset-Backed Certificates Trust
0.338% due 06/25/2047 •		3,792	3,761
0.608% due 05/25/2036 •		203	202
1.003% due 05/25/2036 •		1,475	1,476
4.552% due 12/25/2034 ~		3,210	3,279

Countrywide Asset-Backed Certificates Trust, Inc.
0.868% due 07/25/2034 •		773	763

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		4	4

Credit-Based Asset Servicing & Securitization LLC
0.898% due 04/25/2036 •		2,881	2,821

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.557% due 03/25/2037 ^þ		9,329	4,965

Credit-Based Asset Servicing & Securitization Trust
0.298% due 11/25/2036 •		1,075	668
3.371% due 01/25/2037 ^þ		1,338	609

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		91	92
7.790% due 05/25/2030 ^þ		292	294

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	7,550	8,849

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		$3,414	3,389

Fairbanks Capital Mortgage Loan Trust
1.348% due 05/25/2028 •		4	4

Fieldstone Mortgage Investment Trust
0.495% due 11/25/2036 •		1,650	1,207

First Franklin Mortgage Loan Asset-Backed Certificates
0.973% due 05/25/2034 •		471	463

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •	$517	$513
0.638% due 07/25/2035 •	183	183
1.093% due 03/25/2035 •	2,900	2,856
1.423% due 07/25/2034 •	546	546

Fremont Home Loan Trust
0.278% due 11/25/2036 •	5,704	2,904
0.298% due 01/25/2037 •	1,658	931
0.388% due 02/25/2037 •	4,168	2,206
0.398% due 05/25/2036 •	9,914	7,502
1.018% due 05/25/2034 •	3,581	3,485

GE-WMC Mortgage Securities Trust
0.298% due 08/25/2036 •	2,889	1,803

GSAA Home Equity Trust
0.598% due 08/25/2037 •	449	444
0.708% due 07/25/2037 •	31,412	16,842
4.999% due 09/25/2035 ~	121	122

GSAMP Trust
0.198% due 12/25/2046 •	1,289	838
0.248% due 12/25/2046 •	4,705	3,089
0.298% due 09/25/2036 •	1,656	807
0.298% due 12/25/2046 •	3,027	2,007
0.378% due 12/25/2046 •	582	392
0.388% due 08/25/2036 •	1,039	907
0.418% due 04/25/2036 •	2,930	2,409
1.018% due 11/25/2034 •	1,495	1,476

Home Equity Loan Trust
0.488% due 04/25/2037 •	3,000	2,376

Home Equity Mortgage Loan Asset-Backed Trust
0.308% due 07/25/2037 •	3,144	2,111
0.348% due 07/25/2037 •	3,244	2,194
0.388% due 04/25/2037 •	2,339	1,744

Home Equity Mortgage Trust
5.867% due 07/25/2036 ^þ	171	46

HSI Asset Securitization Corp. Trust
0.258% due 12/25/2036 •	3,917	1,589
0.318% due 12/25/2036 •	1,133	463
0.338% due 01/25/2037 •	1,879	1,578
0.368% due 12/25/2036 •	8,383	3,493

IXIS Real Estate Capital Trust
0.378% due 01/25/2037 •	4,335	2,252

Jamestown CLO Ltd.
0.965% due 07/15/2026 •	328	328

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •	1,594	983
0.308% due 07/25/2036 ^•	1,554	598
6.130% due 07/25/2036 ^þ	1,237	597

L2L Education Loan Trust
0.492% due 06/15/2031 •	3,427	3,349

Lehman XS Trust
0.298% due 04/25/2037 ^•	3	4
0.408% due 05/25/2046 ^•	38,981	35,850

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •	20,200	19,999

Long Beach Mortgage Loan Trust
0.448% due 02/25/2036 •	1,896	1,654
0.828% due 01/25/2046 •	3,243	3,232
1.975% due 07/25/2032 ^•	124	123

MASTR Asset-Backed Securities Trust
0.198% due 10/25/2036 •	1,028	453
0.198% due 11/25/2036 •	64	30
0.298% due 08/25/2036 •	1,021	563
0.388% due 03/25/2036 •	3,599	2,935
0.388% due 10/25/2036 •	1,700	1,551
0.648% due 10/25/2035 ^•	771	737

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •	2,147	1,440
0.298% due 08/25/2037 •	12,957	8,765
0.598% due 02/25/2047 •	567	414
0.898% due 06/25/2036 •	161	160
4.052% due 02/25/2037 ^þ	1,671	351

Monroe Capital BSL CLO Ltd.
1.376% due 05/22/2027 •	9,060	8,998

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 12/25/2036 •	4,023	2,593
0.258% due 03/25/2037 •	1,649	914

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.288% due 11/25/2036 •	$10,349	$6,491
0.298% due 09/25/2036 •	10,774	5,274
0.298% due 10/25/2036 •	22,880	15,091
0.298% due 11/25/2036 •	3,367	2,426
0.298% due 12/25/2036 •	890	581
0.308% due 09/25/2036 •	1,896	1,107
0.328% due 02/25/2037 •	2,303	1,006
0.348% due 02/25/2037 •	67	43
0.368% due 11/25/2036 •	5,596	3,550
0.398% due 08/25/2036 •	139	88
0.398% due 03/25/2037 •	17,684	10,016
0.508% due 02/25/2037 •	1,655	754
0.628% due 06/25/2036 •	1,164	785
1.063% due 03/25/2035 •	1,019	1,016
1.198% due 09/25/2033 •	874	868
1.198% due 06/25/2035 ^•	4,000	3,710

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	1,668	998

Nelnet Student Loan Trust
0.320% due 05/27/2025 •	104	104
0.325% due 03/23/2037 •	197	190
0.355% due 10/25/2033 •	334	323
0.575% due 03/25/2026 •	266	262

New Century Home Equity Loan Trust
3.148% (US0001M + 3.000%) due 01/25/2033 ^~	449	415

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•	4,631	1,342
0.548% due 02/25/2037 ^•	477	177

North Carolina State Education Assistance Authority
0.948% due 07/25/2039 •	571	562

NovaStar Mortgage Funding Trust
0.298% due 09/25/2036 •	4,034	2,415
0.318% due 11/25/2036 •	8,736	3,991
0.358% due 01/25/2037 •	3,325	1,549
0.398% due 10/25/2036 •	1,335	1,051

OFSI Fund Ltd.
1.172% due 10/18/2026 •	294	294

Option One Mortgage Loan Trust
0.278% due 07/25/2037 •	1,153	915
0.328% due 04/25/2037 •	1,084	701
0.368% due 01/25/2037 •	979	702
0.388% due 04/25/2037 •	1,209	852
0.398% due 03/25/2037 •	624	412
0.398% due 07/25/2037 •	1,560	1,257

Ownit Mortgage Loan Trust
0.298% due 05/25/2037 •	2,118	1,836
3.081% due 10/25/2035 þ	740	515

Palmer Square Loan Funding Ltd.
1.242% due 04/20/2027 •	5,919	5,909

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.618% due 09/25/2035 •	592	594
1.948% due 12/25/2034 •	754	756

People’s Financial Realty Mortgage Securities Trust
0.288% due 09/25/2036 •	2,556	985

RAAC Trust
0.448% due 06/25/2044 •	405	356
0.488% due 02/25/2036 •	398	395
0.488% due 08/25/2036 •	1,898	1,912

Renaissance Home Equity Loan Trust
3.269% due 09/25/2037 þ	6,201	5,330
5.612% due 04/25/2037 þ	3,801	1,626

Residential Asset Mortgage Products Trust
0.708% due 06/25/2032 •	4	4

Residential Asset Securities Corp. Trust
0.298% due 07/25/2036 •	3,068	3,037
0.418% due 04/25/2036 •	56	56
0.418% due 07/25/2036 •	2,774	2,385
0.518% due 03/25/2036 •	38	38
0.973% due 07/25/2034 •	353	345
0.988% due 12/25/2034 •	559	556
1.183% due 08/25/2035 •	2,000	1,961

Saxon Asset Securities Trust
0.318% due 10/25/2046 •	1,601	1,571
0.943% due 03/25/2035 ^•	384	377

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Securitized Asset-Backed Receivables LLC Trust
0.398% due 03/25/2036 •		$3,013	$2,272
0.913% due 02/25/2034 •		1,211	1,191

SG Mortgage Securities Trust
0.298% due 10/25/2036 •		5,100	4,726
0.358% due 10/25/2036 •		2,300	1,744
0.418% due 02/25/2036 •		6,016	4,433

Sierra Madre Funding Ltd.
0.534% due 09/07/2039 •		22,240	20,338
0.554% due 09/07/2039 •		51,904	47,467

SLC Student Loan Trust
0.680% due 05/15/2028 •		3	3

SLM Student Loan Trust
0.415% due 07/25/2025 •		128	110
1.648% due 06/25/2043 •		103	94
1.648% due 09/25/2076 •		104	94
1.745% due 04/25/2023 •		3,098	3,043
1.948% due 11/25/2070 •		141	136

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		10,600	10,561

Soundview Home Loan Trust
0.258% due 02/25/2037 •		4,753	1,780
0.455% due 10/25/2036 •		4,889	4,795
0.973% due 06/25/2035 •		17	17
1.098% due 09/25/2037 •		2,740	2,524

Specialty Underwriting & Residential Finance Trust
0.295% due 03/25/2037 •		934	648
0.325% due 09/25/2037 •		4,785	2,568

Structured Asset Investment Loan Trust
0.868% due 10/25/2035 •		844	832
1.123% due 01/25/2035 •		1,713	1,599
1.273% due 01/25/2035 •		606	555
1.528% due 04/25/2033 •		36	35
1.723% due 01/25/2035 •		684	446
1.873% due 01/25/2035 ^•		475	94

Structured Asset Securities Corp. Mortgage Loan Trust
0.468% due 05/25/2037 •		40	40

Structured Asset Securities Corp. Trust
0.608% due 09/25/2035 •		11,407	11,155

Symphony CLO Ltd.
1.218% due 07/14/2026 •		7,201	7,163

Talon Funding Ltd.
0.740% due 06/05/2035 •		1,543	328

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		33,415	35,443

Triaxx Prime CDO Ltd.
0.417% due 10/02/2039 •		5,977	2,301

Venture CLO Ltd.
1.502% due 04/20/2029 •		12,600	12,562

Washington Mutual Asset-Backed Certificates Trust
0.388% due 05/25/2036 •		1,901	1,682

Wells Fargo Home Equity Asset-Backed Securities Trust
1.723% due 02/25/2035 •		3,600	3,608

Zais CLO Ltd.
1.425% due 04/15/2028 •		6,685	6,684

Total Asset-Backed Securities (Cost $607,062)			632,692

SOVEREIGN ISSUES 7.0%

Argentina Government International Bond
1.000% due 08/05/2021 (h)	ARS	41,689	283
2.500% due 07/22/2021 (h)		119,141	815
15.500% due 10/17/2026		31,710	92
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		2,200	18
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		22,575	151

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$3,631	1,516
0.125% due 07/09/2035 þ		13,492	5,073
1.000% due 07/09/2029		685	312

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	56,190	380

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brazil Government International Bond
5.625% due 02/21/2047		$1,750	$1,906

Chile Government International Bond
1.250% due 01/29/2040	EUR	2,600	3,072

Israel Government International Bond
2.750% due 07/03/2030		$3,200	3,547
3.875% due 07/03/2050		1,000	1,205

Kuwait International Government Bond
3.500% due 03/20/2027		14,900	16,800

New Zealand Government International Bond
2.000% due 09/20/2025 (h)	NZD	17,723	13,267
3.000% due 09/20/2030 (h)		4,722	4,248

Peru Government International Bond
5.940% due 02/12/2029	PEN	16,200	5,285
6.150% due 08/12/2032		20,800	6,623
6.350% due 08/12/2028		75,475	25,269

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	325,460	1,921
33.497% due 05/31/2022		13,030	78

Qatar Government International Bond
3.875% due 04/23/2023		$6,700	7,205
4.500% due 01/20/2022		4,700	4,930
4.500% due 04/23/2028		2,100	2,516
5.103% due 04/23/2048		800	1,114

Saudi Government International Bond
2.375% due 10/26/2021		600	611
2.875% due 03/04/2023		1,600	1,674
3.625% due 03/04/2028		4,300	4,774
4.500% due 10/26/2046		5,500	6,618
4.625% due 10/04/2047		5,500	6,738
5.000% due 04/17/2049		1,100	1,426

South Africa Government International Bond
4.850% due 09/30/2029		10,000	9,566
10.500% due 12/21/2026	ZAR	963,600	66,888

Turkey Government International Bond
5.750% due 03/22/2024		$5,200	5,122
5.750% due 05/11/2047		3,000	2,385
6.350% due 08/10/2024		15,200	15,201

Total Sovereign Issues (Cost $224,932)			228,629

		SHARES
COMMON STOCKS 0.0%

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		477	0

Total Common Stocks (Cost $505)			0

CONVERTIBLE PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Wells Fargo & Co.
7.500%		3,500	4,697

Total Convertible Preferred Securities (Cost $4,179)			4,697

PREFERRED SECURITIES 1.2%

BANKING & FINANCE 0.7%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~		6,600,000	2,321

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		1,600,000	1,941

Bank of America Corp.
4.300% due 01/28/2025 •(i)		3,900,000	3,788
5.875% due 03/15/2028 •(i)		1,600,000	1,729

JPMorgan Chase & Co.
5.000% due 08/01/2024 •(i)		7,900,000	7,893

Nationwide Building Society
10.250% ~		10,000	2,110

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)(i)		3,400,000	4,760

			24,542

		SHARES	MARKET VALUE (000S)
UTILITIES 0.5%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		400,020	$10,821

AT&T, Inc.
2.875% due 03/02/2025 •(i)		3,800,000	4,315

			15,136

Total Preferred Securities (Cost $39,883)			39,678

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.5%

CERTIFICATES OF DEPOSIT 0.4%

Lloyds Bank Corporate Markets PLC
0.768% (US0003M + 0.500%) due 10/26/2020 ~		$11,800	11,804

REPURCHASE AGREEMENTS (l) 0.1%
			3,535

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (h)	ARS	100,894	687

ARGENTINA TREASURY BILLS 0.0%
27.285% due 10/13/2020 - 01/29/2021 (e)(f)		224,964	1,448

Total Short-Term Instruments (Cost $17,937)			17,474

Total Investments in Securities (Cost $4,181,046)			4,293,733

		SHARES
INVESTMENTS IN AFFILIATES 12.4%

SHORT-TERM INSTRUMENTS 12.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 12.4%

PIMCO Short Asset Portfolio		37,697,980	377,470

PIMCO Short-Term Floating NAV Portfolio III		2,892,495	28,523

Total Short-Term Instruments (Cost $405,953)			405,993

Total Investments in Affiliates (Cost $405,953)			405,993

Total Investments 143.8% (Cost $4,586,999)			$4,699,726

Financial Derivative Instruments (n)(p) 0.2% (Cost or Premiums, net $11,472)			5,214

Other Assets and Liabilities, net (44.0)%			(1,436,456)

Net Assets 100.0%			$3,268,484

52	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$10,820	$10,821	0.33%
General Motors Co.	5.400	10/02/2023	05/07/2020	1,499	1,655	0.05

				$12,319	$12,476	0.38%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$3,535	U.S. Treasury Notes 1.750% due 07/31/2021	$(3,606)	$3,535	$3,535

Total Repurchase Agreements						$(3,606)	$3,535	$3,535

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
CFR	(0.900)%	08/26/2020	TBD	(2)	EUR	(940)	$(1,101)
JPS	0.180	08/04/2020	10/05/2020		$	(34,494)	(34,504)
SGY	0.130	08/20/2020	10/15/2020			(46,494)	(46,501)
	0.150	09/21/2020	10/21/2020			(272,857)	(272,868)

Total Reverse Repurchase Agreements							$(354,974)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BPG	0.200%	07/22/2020	10/22/2020	$(8,395)	$(8,398)
UBS	0.180	08/05/2020	10/05/2020	(4,554)	(4,556)

Total Sale-Buyback Transactions					$(12,954)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
CFR	$0	$(1,101)	$0	$(1,101)	$1,082	$(19)
DEU	0	0	0	0	(31)	(31)
FICC	3,535	0	0	3,535	(3,606)	(71)
JPS	0	(34,504)	0	(34,504)	34,481	(23)
NXN	0	0	0	0	(13)	(13)
SGY	0	(319,369)	0	(319,369)	318,088	(1,281)

Master Securities Forward Transaction Agreement
BPG	0	0	(8,398)	(8,398)	8,457	59
UBS	0	0	(4,556)	(4,556)	4,499	(57)

Total Borrowings and Other Financing Transactions	$3,535	$(354,974)	$(12,954)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(1,101)	$(1,101)
U.S. Treasury Obligations	0	(353,873)	0	0	(353,873)

Total	$0	$(353,873)	$0	$(1,101)	$(354,974)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(12,954)	0	0	(12,954)

Total	$0	$(12,954)	$0	$0	$(12,954)

Total Borrowings	$0	$(366,827)	$0	$(1,101)	$(367,928)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(367,928)

(m)	Securities with an aggregate market value of $367,235 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(313,352) at a weighted average interest rate of 0.173%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	1,019	$176,318	$2,803	$645	$(609)
Euro-Bund 10-Year Bond December Futures	12/2020	204	41,742	246	60	(84)

				$3,049	$705	$(693)

54	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	2,679	$(337,638)	$(448)	$272	$0
U.S. Treasury 10-Year Note December Futures	12/2020	195	(27,209)	(29)	49	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,958	(345,159)	2,935	1,835	0

				$2,458	$2,156	$0

Total Futures Contracts				$5,507	$2,861	$(693)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	1,200	$8	$(6)	$2	$0	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	03/20/2023	0.156		3,000	(10)	74	64	0	0
British Telecomminications	1.000	Quarterly	12/20/2024	0.846	EUR	9,600	30	47	77	13	0
Daimler AG	1.000	Quarterly	12/20/2020	0.207		1,800	30	(26)	4	0	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.840	$	700	93	(46)	47	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2021	0.124		21,300	19	217	236	2	0
MetLife, Inc.	1.000	Quarterly	06/20/2022	0.174		10,000	83	63	146	0	(1)
MetLife, Inc.	1.000	Quarterly	12/20/2022	0.202		15,600	315	(32)	283	4	0

							$568	$291	$859	$20	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$		152,904	$509	$(8,183)	$(7,674)	$0	$(173)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025			79,800	(3,399)	(9)	(3,408)	113	(12)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		EUR	11,200	(288)	60	(228)	0	(6)
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022			28,700	(173)	(288)	(461)	0	(12)

							$(3,351)	$(8,420)	$(11,771)	$113	$(203)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	3,124	$152	$12	$164	$4	$0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		39,100	661	(335)	326	26	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		59,600	(736)	1,096	360	22	(2)
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		7,200	174	(21)	153	5	0

						$251	$752	$1,003	$57	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	274,200	$(9,288)	$94	$(9,194)	$352	$0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	27,100	0	228	228	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		7,500	0	63	63	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		12,100	53	122	175	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		9,500	0	162	162	0	(3)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		8,600	0	162	162	0	(3)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		5,100	0	97	97	0	(1)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		2,600	0	50	50	0	(1)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		14,300	20	231	251	0	(4)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		$20	1	(3)	(2)	0	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		239,700	11,005	(31,600)	(20,595)	430	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		200,400	17,391	(31,887)	(14,496)	385	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		200	12	(39)	(27)	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.000%	Semi-Annual	12/10/2029		$7,200	$(12)	$(898)	$(910)	$18	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		24,500	(291)	(2,188)	(2,479)	61	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		14,000	(247)	(1,487)	(1,734)	35	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		7,000	(7)	(854)	(861)	18	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		800	(1)	(155)	(156)	11	0
Receive	3-Month USD-LIBOR	0.772	Semi-Annual	03/20/2050		21,900	0	2,011	2,011	300	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	12,280,000	(1,033)	(1,244)	(2,277)	0	(45)
Pay	6-Month JPY-LIBOR	0.104	Semi-Annual	09/09/2029		1,103,000	0	(95)	(95)	6	0
Pay	6-Month JPY-LIBOR	0.078	Semi-Annual	09/10/2029		1,084,000	0	(68)	(68)	6	0
Pay	6-Month JPY-LIBOR	0.086	Semi-Annual	09/11/2029		624,000	0	(44)	(44)	4	0
Pay	6-Month JPY-LIBOR	0.035	Semi-Annual	09/13/2029		1,091,000	0	(29)	(29)	6	0
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		1,118,000	0	(11)	(11)	6	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/25/2029		1,622,000	0	(89)	(89)	9	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		1,320,000	0	(93)	(93)	8	0
Pay	28-Day MXN-TIIE	4.840	Lunar	07/01/2025	MXN	642,200	(62)	(171)	(233)	25	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	26,800	10	2,533	2,543	0	(189)

							$17,551	$(65,202)	$(47,651)	$1,680	$(246)

Total Swap Agreements							$15,019	$(72,579)	$(57,560)	$1,870	$(452)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,861	$1,870	$4,731	$0	$(693)	$(701)	$(1,394)

(o)

Securities with an aggregate market value of $93,506 and cash of $4,902 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(249) for closed swap agreements is outstanding at period end.

56	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	12,085		$1,559	$0	$0

BOA	10/2020		$654	DKK	4,179	4	0
	12/2020	DKK	4,178		$654	0	(4)

BPS	10/2020	EUR	2,110		2,527	54	0
	10/2020	JPY	22,878		216	0	(1)
	10/2020	RUB	8,464		118	10	0
	10/2020		$3,896	EUR	3,313	2	(14)
	11/2020	NZD	19,855		$13,057	0	(78)
	11/2020		$53	PLN	201	0	(1)
	12/2020	KRW	167,692		$142	0	(2)

CBK	10/2020	CAD	1,194		908	11	0
	10/2020	DKK	1,906		289	0	(12)
	10/2020	GBP	60,396		79,824	1,892	0
	10/2020		$15,063	CAD	20,152	71	0
	10/2020		454	DKK	2,893	2	0
	10/2020		6,719	RUB	483,277	0	(505)
	11/2020	CAD	20,152		$15,065	0	(71)
	11/2020	ZAR	269,637		16,069	51	0
	12/2020	DKK	2,893		454	0	(2)

DUB	01/2021		$2,352	BRL	10,311	0	(520)

GLM	10/2020	NOK	2,440		$279	18	0
	10/2020	RUB	5,956		83	6	0
	12/2020	TWD	6,594		228	0	(2)

HUS	10/2020	AUD	278		205	6	0
	10/2020	CAD	9,324		7,083	80	0
	10/2020	JPY	17,879		168	0	(1)
	10/2020	RUB	483,277		6,772	558	0
	10/2020		$77,698	GBP	60,396	234	0
	10/2020		147	MXN	3,093	0	(7)
	11/2020	GBP	60,396		$77,711	0	(234)
	11/2020	ZAR	291,442		17,388	74	0
	12/2020	DKK	635		100	0	0
	01/2021	BRL	10,311		1,590	0	(242)

JPM	10/2020	DKK	883		134	0	(5)
	10/2020	MXN	256,910		11,295	0	(299)
	11/2020	ZAR	325,537		19,168	0	(171)

MYI	10/2020	CAD	4,987		3,781	35	0
	10/2020	DKK	3,876		586	0	(24)
	10/2020	JPY	22,135		209	0	(1)
	10/2020	NZD	19,855		13,346	211	0
	10/2020		$190	JPY	19,992	0	0
	11/2020	JPY	19,992		$190	0	0
	11/2020	SEK	12,260		1,415	45	0

NGF	12/2020		$2,361	INR	177,549	35	0

SCX	10/2020	EUR	111,045		$132,892	2,698	0
	11/2020		109,842		128,890	21	0
	02/2021	ILS	1,105		322	0	(2)

SOG	10/2020	DKK	1,041		157	0	(7)
	11/2020	ZAR	253,773		15,018	0	(57)

SSB	10/2020		$204	BRL	1,144	0	0
	10/2020		399	JPY	42,064	0	(1)
	11/2020	JPY	42,064		$400	1	0

TOR	10/2020	CAD	4,646		3,552	63	0
	10/2020	JPY	20,266		191	0	(1)
	10/2020		$112	JPY	11,817	0	0
	11/2020	JPY	11,817		$112	0	0

UAG	10/2020		30,933		291	0	(2)

Total Forward Foreign Currency Contracts						$6,182	$(2,266)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	3,400	$(18)	$(26)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,300	(4)	(3)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	7,800	(54)	(71)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	6,600	(5)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	13,200	(16)	(45)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	13,800	(28)	(58)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	18,700	(52)	(111)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	15,500	(19)	(65)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	14,800	(34)	(29)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	8,400	(10)	(20)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	16,800	(27)	(70)

FBF	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	14,600	(16)	(9)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	14,600	(16)	(30)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	17,500	(26)	(24)

GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	3,500	(19)	(27)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	3,000	(17)	(27)
	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	1,100	(7)	(7)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	7,100	(5)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	7,200	(8)	(31)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	7,500	(7)	(21)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	32,100	(62)	(134)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	14,600	(22)	(39)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	17,100	(27)	(35)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	5,100	(4)	0

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,800	(13)	(37)

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	9,000	(19)	(43)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	800	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	800	(2)	(2)

						$(538)	$ (980)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.219	11/05/2020	9,700	$(64)	$ (23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	9,100	(67)	(65)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	15,700	(123)	(93)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	13,300	(75)	(60)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	9,000	(39)	(87)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	10,200	(40)	(39)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	9,300	(23)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	3,400	(13)	(15)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	3,300	(6)	(6)

					$(450)	$ (404)

Total Written Options					$(988)	$ (1,384)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE, SOVEREIGN AND U.S. MUNICIPAL ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.429%	$500	$(16)	$18	$2	$0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.546	4,700	(184)	212	28	0

BPS	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	1,100	(35)	40	5	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.529	700	(27)	31	4	0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	4,600	(148)	168	20	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.546	2,100	(81)	93	12	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	100	(2)	(3)	0	(5)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	400	(4)	2	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	1,100	4	(14)	0	(10)

58	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability

FBF	AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.676%	$2,300	$(7)	$35	$28	$0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	200	(3)	(6)	0	(9)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	2,700	(83)	95	12	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	1,900	(28)	31	3	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761	17,400	(770)	(312)	0	(1,082)
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.234	400	(49)	(7)	0	(56)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	200	(7)	2	0	(5)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	1,100	(32)	(9)	0	(41)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	200	(6)	7	1	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.529	700	(34)	38	4	0

JPM	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	1,250	(40)	46	6	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	200	(10)	0	0	(10)

MYC	California State General Obligation Bonds, Series 2003	1.000	Quarterly	09/20/2024	0.474	11,400	81	157	238	0

							$(1,481)	$624	$363	$(1,220)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
								Asset	Liability
GST	CMBX.NA.AAA.10 Index	0.500%	Monthly	11/17/2059	$900	$(26)	$32	$6	$0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	18,100	(628)	746	118	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	(424)	502	78	0

						$(1,078)	$1,280	$202	$0

Total Swap Agreements						$(2,559)	$1,904	$565	$(1,220)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$4	$0	$30	$34	$(4)	$(29)	$0	$(33)	$1	$0	$1
BPS	66	0	9	75	(96)	(296)	0	(392)	(317)	271	(46)
BRC	0	0	32	32	0	(94)	0	(94)	(62)	0	(62)
CBK	2,027	0	0	2,027	(590)	0	(17)	(607)	1,420	(2,060)	(640)
DUB	0	0	0	0	(520)	(90)	0	(610)	(610)	529	(81)
FAR	0	0	0	0	0	(181)	0	(181)	(181)	0	(181)
FBF	0	0	28	28	0	(63)	0	(63)	(35)	0	(35)
GLM	24	0	0	24	(2)	0	0	(2)	22	0	22
GST	0	0	21	21	0	(325)	(1,147)	(1,472)	(1,451)	1,441	(10)
HUS	952	0	5	957	(484)	0	(46)	(530)	427	(749)	(322)
JPM	0	0	6	6	(475)	(260)	(10)	(745)	(739)	120	(619)
MYC	0	0	356	356	0	(46)	0	(46)	310	(513)	(203)
MYI	291	0	0	291	(25)	0	0	(25)	266	(484)	(218)
NGF	35	0	0	35	0	0	0	0	35	0	35
SCX	2,719	0	0	2,719	(2)	0	0	(2)	2,717	(2,630)	87
SOG	0	0	0	0	(64)	0	0	(64)	(64)	(260)	(324)
SSB	1	0	0	1	(1)	0	0	(1)	0	0	0
TOR	63	0	0	63	(1)	0	0	(1)	62	0	62
UAG	0	0	78	78	(2)	0	0	(2)	76	(300)	(224)

Total Over the Counter	$6,182	$0	$565	$6,747	$(2,266)	$(1,384)	$(1,220)	$(4,870)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO Dynamic Bond Fund (Cont.)

(q)

Securities with an aggregate market value of $2,471 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, sovereign or U.S. municipal issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,861	$2,861
Swap Agreements	0	190	0	0	1,680	1,870

	$0	$190	$0	$0	$4,541	$4,731

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,182	$0	$6,182
Swap Agreements	0	565	0	0	0	565

	$0	$565	$0	$6,182	$0	$6,747

	$0	$755	$0	$6,182	$4,541	$11,478

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$693	$693
Swap Agreements	0	455	0	0	246	701

	$0	$455	$0	$0	$939	$1,394

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,266	$0	$2,266
Written Options	0	980	0	0	404	1,384
Swap Agreements	0	1,220	0	0	0	1,220

	$0	$2,200	$0	$2,266	$404	$4,870

	$0	$2,655	$0	$2,266	$1,343	$6,264

60	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(17)	$(17)
Futures	0	0	0	0	(8,485)	(8,485)
Swap Agreements	0	(1,066)	0	0	(26,491)	(27,557)

	$0	$(1,066)	$0	$0	$(34,993)	$(36,059)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,407)	$0	$(20,407)
Purchased Options	0	0	0	0	(8)	(8)
Written Options	0	310	0	0	320	630
Swap Agreements	0	(4,298)	0	0	0	(4,298)

	$0	$(3,988)	$0	$(20,407)	$312	$(24,083)

	$0	$(5,054)	$0	$(20,407)	$(34,681)	$(60,142)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(14)	$(14)
Futures	0	0	0	0	16,469	16,469
Swap Agreements	0	(6,498)	0	0	27,743	21,245

	$0	$(6,498)	$0	$0	$44,198	$37,700

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,441	$0	$10,441
Purchased Options	0	0	0	0	10	10
Written Options	0	2,211	0	0	45	2,256
Swap Agreements	0	7,056	0	0	0	7,056

	$0	$9,267	$0	$10,441	$55	$19,763

	$0	$2,769	$0	$10,441	$44,253	$57,463

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$19,813	$14,515	$34,328
Corporate Bonds & Notes
Banking & Finance	0	508,225	0	508,225
Industrials	0	258,102	0	258,102
Utilities	0	84,105	0	84,105
Convertible Bonds & Notes
Industrials	0	14,982	0	14,982
Municipal Bonds & Notes
California	0	3,029	0	3,029
Illinois	0	1,540	0	1,540
Puerto Rico	0	567	0	567
Washington	0	28,861	0	28,861
West Virginia	0	6,889	0	6,889
U.S. Government Agencies	0	1,323,643	0	1,323,643
U.S. Treasury Obligations	0	771,765	0	771,765
Non-Agency Mortgage-Backed Securities	0	334,527	0	334,527
Asset-Backed Securities	0	632,430	262	632,692
Sovereign Issues	0	228,629	0	228,629
Convertible Preferred Securities
Banking & Finance	4,697	0	0	4,697
Preferred Securities
Banking & Finance	0	24,542	0	24,542
Utilities	0	4,315	10,821	15,136
Short-Term Instruments
Certificates of Deposit	0	11,804	0	11,804
Repurchase Agreements	0	3,535	0	3,535
Short-Term Notes	0	687	0	687

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Argentina Treasury Bills	$0	$1,448	$0	$1,448

	$4,697	$4,263,438	$25,598	$4,293,733

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$405,993	$0	$0	$405,993

Total Investments	$410,690	$4,263,438	$25,598	$4,699,726

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	2,861	1,870	0	4,731
Over the counter	0	6,747	0	6,747

	$2,861	$8,617	$0	$11,478

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(693)	(452)	0	(1,145)
Over the counter	(7)	(4,737)	(126)	(4,870)

	$(700)	$(5,189)	$(126)	$(6,015)

Total Financial Derivative Instruments	$2,161	$3,428	$(126)	$5,463

Totals	$412,851	$4,266,866	$25,472	$4,705,189

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO Extended Duration Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 214.4%

CORPORATE BONDS & NOTES 2.3%

BANKING & FINANCE 1.6%

Barclays PLC
3.375% due 04/02/2025 •	EUR	1,100	$1,401
4.610% due 02/15/2023 •		$2,400	2,513

BOC Aviation Ltd.
2.750% due 09/18/2022		800	817

Deutsche Bank AG
1.073% (US0003M + 0.815%) due 01/22/2021 ~		5,600	5,600
1.539% (US0003M + 1.290%) due 02/04/2021 ~		900	901

MET Tower Global Funding
0.637% due 01/17/2023 •		2,800	2,814

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~		2,100	2,121

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~		1,300	1,308

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		1,300	1,291

UBS Group AG
2.859% due 08/15/2023 •		2,500	2,597

			21,363

INDUSTRIALS 0.5%

Georgia-Pacific LLC
7.750% due 11/15/2029		30	45

Kinder Morgan, Inc.
1.555% (US0003M + 1.280%) due 01/15/2023 ~		3,300	3,319

Sands China Ltd.
5.400% due 08/08/2028		800	893

United Airlines Pass-Through Trust
2.875% due 04/07/2030		955	910
3.100% due 04/07/2030		955	807

			5,974

UTILITIES 0.2%

National Rural Utilities Cooperative Finance Corp.
2.400% due 03/15/2030		1,300	1,420

Petrobras Global Finance BV
5.093% due 01/15/2030		623	655

			2,075

Total Corporate Bonds & Notes (Cost $29,076)			29,412

MUNICIPAL BONDS & NOTES 0.4%

OREGON 0.4%

Port of Morrow, Oregon Revenue Bonds, Series 2020
2.543% due 09/01/2040		4,500	4,506

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047		85	91

Total Municipal Bonds & Notes (Cost $4,606)			4,597

U.S. GOVERNMENT AGENCIES 7.9%

Fannie Mae
0.000% due 11/15/2030 (c)		400	352
0.375% due 08/25/2025 (i)		31,700	31,608
2.358% due 01/25/2031 ~(a)		2,300	352
3.000% due 07/25/2043		1,809	1,899
3.790% due 01/01/2029		2,000	2,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.880% due 01/01/2031	$1,784	$2,140
3.920% due 01/01/2031	762	920
5.000% due 08/25/2033	41	47
5.500% due 04/25/2033 - 08/25/2035	93	106
6.000% due 12/25/2034	258	359

Freddie Mac
0.000% due 03/15/2028 - 07/15/2031 (a)(c)	10,500	9,684
0.000% due 03/15/2031 - 07/15/2032 (c)	9,300	8,025
0.000% due 01/15/2041 (b)(c)	4,600	4,102
3.000% due 04/15/2053	1,920	2,059
4.437% due 11/25/2052 ~	5,016	5,782
5.500% due 02/15/2024	31	32
6.000% due 06/15/2035	416	576

Ginnie Mae
5.500% due 10/20/2037	203	258

Ginnie Mae, TBA
4.000% due 11/01/2050	1,400	1,489

Residual Funding Corp. STRIPS
0.000% due 04/15/2030 (c)	4,100	3,664

Resolution Funding Corp. STRIPS
0.000% due 04/15/2028 - 04/15/2029 (a)	3,191	2,949

Small Business Administration
5.290% due 12/01/2027	54	59

Tennessee Valley Authority STRIPS
4.625% due 09/15/2060	1,000	1,576

Uniform Mortgage-Backed Security
4.000% due 08/01/2048	159	170

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	8,400	8,648
2.500% due 12/01/2050	2,800	2,926
3.500% due 10/01/2050 - 11/01/2050	9,500	10,022
4.000% due 11/01/2050	1,000	1,068

Total U.S. Government Agencies (Cost $95,455)		103,186

U.S. TREASURY OBLIGATIONS 194.8%

U.S. Treasury Bonds
1.125% due 08/15/2040	13,800	13,544
1.250% due 05/15/2050 (g)	493,200	467,500
1.375% due 08/15/2050	1,900	1,859
2.000% due 02/15/2050 (g)	8,630	9,763
2.750% due 11/15/2047	1	1
3.000% due 11/15/2044 (g)	11,830	15,810
3.125% due 11/15/2041 (g)	86,550	116,985
3.125% due 08/15/2044 (g)	3,600	4,900
3.125% due 05/15/2048 (g)	1,290	1,794
3.625% due 02/15/2044 (g)	16,500	24,115
3.875% due 08/15/2040 (k)	200	296
4.250% due 11/15/2040 (g)	26,700	41,461
4.375% due 05/15/2040 (g)	780	1,225
4.500% due 08/15/2039 (g)	400	633
4.750% due 02/15/2041 (g)	6,100	10,064

U.S. Treasury Inflation Protected Securities (e)
0.250% due 07/15/2029 (k)	284	317
0.500% due 01/15/2028 (g)	10,418	11,695
0.750% due 07/15/2028 (g)(i)	2,147	2,474
0.750% due 02/15/2045 (g)(k)	69	88
0.875% due 01/15/2029 (g)	3,909	4,555
1.000% due 02/15/2048 (g)	3,782	5,212
1.375% due 02/15/2044 (g)	845	1,201
2.500% due 01/15/2029 (g)	8,084	10,563

U.S. Treasury Notes
0.375% due 04/30/2025 (g)	114,500	115,175
0.625% due 08/15/2030 (g)	27,800	27,641
1.500% due 02/15/2030 (g)	78,220	84,380
1.625% due 09/30/2026 (g)	12,100	12,999

U.S. Treasury STRIPS
0.000% due 05/15/2034 (a)	100,300	86,467
0.000% due 08/15/2034 (a)	76,520	65,649
0.000% due 11/15/2034 (a)(i)	34,600	29,538
0.000% due 08/15/2035 (a)(i)	6,870	5,784

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2036 (a)	$52,000	$43,183
0.000% due 11/15/2036 (a)	76,900	63,235
0.000% due 05/15/2037 (a)	54,350	44,293
0.000% due 08/15/2037 (a)	9,100	7,377
0.000% due 08/15/2041 (c)(i)	14,800	11,347
0.000% due 02/15/2042 (c)(i)	9,500	7,210
0.000% due 05/15/2042 (c)(i)	9,700	7,295
0.000% due 08/15/2042 (c)(g)	207,500	155,039
0.000% due 11/15/2042 (c)(g)	180,200	133,593
0.000% due 02/15/2043 (c)(g)	185,200	136,379
0.000% due 05/15/2043 (c)(g)	203,710	149,007
0.000% due 08/15/2043 (c)(g)	220,500	160,394
0.000% due 11/15/2043 (c)	72,300	52,282
0.000% due 02/15/2044 (c)	51,400	36,901
0.000% due 05/15/2044 (c)	88,500	63,122
0.000% due 08/15/2044 (c)	1,500	1,064
0.000% due 11/15/2044 (c)	4,800	3,387
0.000% due 02/15/2045 (c)	5,200	3,646
0.000% due 05/15/2045 (c)	7,750	5,411
0.000% due 08/15/2046 (c)(i)	3,500	2,386
0.000% due 05/15/2048 (c)(g)	142,600	94,127
0.000% due 08/15/2048 (c)	142,600	93,699
0.000% due 02/15/2049 (c)	120,600	78,564

Total U.S. Treasury Obligations (Cost $2,106,958)		2,526,629

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%

1166 Avenue of the Americas Commercial Mortgage Trust
5.690% due 10/13/2037	3,000	3,670

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •	3,200	3,088
1.352% due 03/15/2034 •	1,500	1,421

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	3,374	3,337

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	800	907
5.122% due 08/10/2035 ~	600	658

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~	159	126

BWAY Mortgage Trust
3.454% due 03/10/2033	3,000	3,237

ChaseFlex Trust
0.428% due 05/25/2037 •	2,664	2,499

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	8,594	8,536
4.149% due 01/10/2036	7,950	8,605

CityLine Commercial Mortgage Trust
2.871% due 11/10/2031 ~	2,800	2,882

Commercial Mortgage Trust
3.942% due 04/10/2033 ~	2,500	2,633

Countrywide Home Loan Mortgage Pass-Through Trust
3.231% due 09/25/2047 ^~	142	132

Credit Suisse Mortgage Capital Certificates
0.345% due 11/27/2036 •	1,089	1,089

DBWF Mortgage Trust
3.791% due 12/10/2036	4,400	4,934

GS Mortgage Securities Trust
3.722% due 10/10/2049 ~	1,800	1,530
3.932% due 10/10/2035 ~	800	856

Hilton USA Trust
4.333% due 11/05/2038 ~	1,000	1,021

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •	2,400	2,328
2.798% due 10/05/2031	2,800	2,785

JPMorgan Mortgage Trust
1.048% due 12/25/2049 •	808	807
3.604% due 07/25/2035 ~	48	47

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049	600	633

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~	1,600	1,735

Motel 6 Trust
1.072% due 08/15/2034 •	987	972

62	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		$2,963	$3,137

Towd Point Mortgage Funding
1.263% due 02/20/2054 •	GBP	1,831	2,370

VNDO Trust
3.805% due 01/10/2035		$3,600	3,989

WaMu Mortgage Pass-Through Certificates Trust
1.749% due 01/25/2047 •		2	2
2.182% due 08/25/2046 •		3,307	3,105
2.182% due 10/25/2046 •		5	4

Wells Fargo Commercial Mortgage Trust
3.486% due 12/15/2059		3,800	4,125

Total Non-Agency Mortgage-Backed Securities (Cost $75,420)			77,200

ASSET-BACKED SECURITIES 2.9%

ACE Securities Corp. Home Equity Loan Trust
0.943% due 01/25/2035 •		5,092	5,009

Arbor Realty Commercial Real Estate Notes Ltd.
1.302% due 05/15/2037 •		1,700	1,685

Bear Stearns Asset-Backed Securities Trust
3.444% due 07/25/2036 ~		3	3

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		2,230	2,229

Countrywide Asset-Backed Certificates
0.398% due 01/25/2046 ^•		4,730	4,394

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		1,185	1,172

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		629	624

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		593	573

Encore Credit Receivables Trust
0.808% due 07/25/2035 •		1,807	1,798

Fremont Home Loan Trust
1.213% due 06/25/2035 •		2,100	2,074

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Acquisition Corp.
0.628% due 12/25/2035 •		$3,000	$2,963

LCM LP
1.312% due 10/20/2027 •		800	794

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		3,000	2,970

M360 Advisors LLC
4.395% due 07/24/2028		638	638

MASTR Asset-Backed Securities Trust
0.973% due 10/25/2034 •		1,976	1,945

Nassau Ltd.
2.383% due 07/20/2029 •		2,100	2,104

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,340	1,357

Residential Asset Securities Corp. Trust
0.368% due 02/25/2037 •		800	747

SLM Student Loan Trust
0.845% due 10/25/2029 •		798	795

Wells Fargo Home Equity Asset-Backed Securities Trust
0.418% due 07/25/2036 •		1,222	1,213

Zais CLO Ltd.
1.425% due 04/15/2028 •		2,381	2,381

Total Asset-Backed Securities (Cost $37,012)			37,468

SOVEREIGN ISSUES 0.2%

Qatar Government International Bond
3.875% due 04/23/2023		1,900	2,044

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	7,800	399

Total Sovereign Issues (Cost $2,547)			2,443

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (f) 0.0%
			481

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.098% due 10/15/2020 (c)(d)(k)	$9	$9

Total Short-Term Instruments (Cost $490)		490

Total Investments in Securities (Cost $2,351,564)		2,781,425

	SHARES
INVESTMENTS IN AFFILIATES 2.2%

SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short Asset Portfolio	2,249,261	22,522

PIMCO Short-Term Floating NAV Portfolio III	581,718	5,736

Total Short-Term Instruments (Cost $28,263)		28,258

Total Investments in Affiliates (Cost $28,263)		28,258

Total Investments 216.6% (Cost $2,379,827)		$2,809,683

Financial Derivative Instruments (h)(j) 0.6% (Cost or Premiums, net $79)		8,095

Other Assets and Liabilities, net (117.2)%		(1,520,459)

Net Assets 100.0%		$1,297,319

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$481	U.S. Treasury Notes 1.750% due 07/31/2021	$(491)	$481	$481

Total Repurchase Agreements						$(491)	$481	$481

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
AZD	0.170%	09/09/2020	10/08/2020	$	(97,138)	$(97,148)
BOM	0.170	09/10/2020	10/13/2020		(101,048)	(101,058)
BOS	0.130	09/10/2020	10/08/2020		(84,184)	(84,191)
	0.160	09/01/2020	10/01/2020		(21,938)	(21,940)
	0.170	09/09/2020	10/09/2020		(107,604)	(107,615)
	0.170	09/17/2020	10/01/2020		(196,000)	(196,013)
	0.180	08/27/2020	10/08/2020		(75,587)	(75,600)
GRE	0.170	09/15/2020	10/15/2020		(17,150)	(17,152)
JPS	0.000	09/18/2020	10/15/2020		(197,569)	(197,569)
	0.040	09/17/2020	10/01/2020		(192,250)	(192,253)
	0.110	09/10/2020	10/15/2020		(10,345)	(10,346)
	0.170	09/09/2020	10/08/2020		(33,846)	(33,850)
SGY	0.050	09/29/2020	10/06/2020		(22,344)	(22,344)
	0.150	09/22/2020	10/22/2020		(14,345)	(14,345)
	0.150	10/01/2020	11/02/2020		(210,135)	(210,135)

Total Reverse Repurchase Agreements						$(1,381,559)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions(2)
BCY	0.060%	09/29/2020	10/02/2020	$	(84,862)	$(84,862)
	0.090	09/24/2020	10/01/2020		(112,395)	(112,397)
	0.090	09/25/2020	10/01/2020		(806)	(806)
BPG	0.180	09/16/2020	10/16/2020		(7,127)	(7,127)
	0.180	09/28/2020	10/05/2020		(66,350)	(66,351)
TDL	0.100	09/28/2020	10/05/2020		(2,116)	(2,116)
	0.180	09/10/2020	10/13/2020		(42,227)	(42,232)

Total Sale-Buyback Transactions						$(315,891)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$0	$(97,148)	$0	$(97,148)	$97,884	$736
BOM	0	(101,058)	0	(101,058)	99,481	(1,577)
BOS	0	(485,359)	0	(485,359)	480,586	(4,773)
FICC	481	0	0	481	(491)	(10)
GRE	0	(17,152)	0	(17,152)	17,063	(89)
JPS	0	(434,018)	0	(434,018)	426,255	(7,763)
SGY	0	(246,824)	0	(246,824)	248,318	1,494

Master Securities Forward Transaction Agreement
BCY	0	0	(198,065)	(198,065)	196,160	(1,905)
BPG	0	0	(73,478)	(73,478)	72,239	(1,239)
BPS	0	0	0	0	210	210
TDL	0	0	(44,348)	(44,348)	44,222	(126)
TOR	0	0	0	0	(381)	(381)

Total Borrowings and Other Financing Transactions	$481	$(1,381,559)	$(315,891)

64	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(410,206)	$(761,218)	$0	$0	$(1,171,424)

Total	$(410,206)	$(761,218)	$0	$0	$(1,171,424)

Sale-Buyback Transactions
U.S. Treasury Obligations	(113,203)	(202,688)	0	0	(315,891)

Total	$(113,203)	$(202,688)	$0	$0	$(315,891)

Total Borrowings	$(523,409)	$(963,906)	$0	$0	$(1,487,315)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(1,487,315)

(g)	Securities with an aggregate market value of $1,690,107 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,386,438) at a weighted average interest rate of 0.138%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $5 of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(210,135) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	113	$19,552	$293	$72	$(67)
Put Options Strike @ EUR 80.000 on Euro-BTP Italy Government Bond December 2020 Futures(1)	11/2020	113	1	0	0	0

				$293	$72	$(67)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	879	$(194,225)	$(53)	$24	$0
U.S. Treasury 10-Year Note December Futures	12/2020	1,817	(253,528)	(564)	553	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	535	(85,558)	(501)	251	0
U.S. Treasury 30-Year Bond December Futures	12/2020	3,024	(533,075)	5,052	3,355	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	1,781	(395,048)	2,116	3,562	0

				$6,050	$7,745	$0

Total Futures Contracts				$6,343	$7,817	$(67)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.IG-27 5-Year Index	(1.000)%	Quarterly	12/20/2021		$6,300	$(89)	$68	$(21)	$0	$(4)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		8,100	(128)	103	(25)	0	(5)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	6,200	(162)	49	(113)	0	(2)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024		11,300	(293)	63	(230)	0	(6)

						$(672)	$283	$(389)	$0	$(17)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.275%	Semi-Annual	03/03/2025	CAD	2,400	$0	$45	$45	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		500	0	9	9	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		10,800	10	179	189	0	(3)
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022		$121,400	318	5,172	5,490	16	0
Receive(5)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		153,100	(168)	(8,347)	(8,515)	13	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		8,900	(184)	(792)	(976)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		16,100	(63)	(685)	(748)	12	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,300	49	(497)	(448)	8	0
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		22,800	(48)	(1,954)	(2,002)	57	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		23,900	(67)	(526)	(593)	62	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		24,600	(266)	(4,183)	(4,449)	64	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		14,200	801	(1,588)	(787)	38	0
Receive	3-Month USD-LIBOR	2.384	Semi-Annual	09/07/2047		11,900	487	(4,128)	(3,641)	147	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		1,700	(4)	(495)	(499)	24	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		1,100	(8)	(243)	(251)	15	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/16/2050		2,600	(5)	(331)	(336)	35	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		4,100	(23)	(642)	(665)	56	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	6,500	0	10	10	0	0

							$829	$(18,996)	$(18,167)	$549	$(4)

Total Swap Agreements							$157	$(18,713)	$(18,556)	$549	$(21)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$7,817	$549	$8,366	$0	$(67)	$(21)	$(88)

(i)

Securities with an aggregate market value of $47,703 and cash of $2,514 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020		$9,842	JPY	1,049,759	$117	$0

BPS	10/2020	EUR	15,553		$18,239	57	(53)
	10/2020	RUB	3,523		49	4	0

BRC	10/2020		$1,867	MXN	40,670	0	(32)
	11/2020	JPY	455,800		$4,305	0	(19)
	12/2020		$2,608	MXN	57,677	0	(19)

66	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
CBK	11/2020	SEK	110		$13	$0	$0
	11/2020	ZAR	1,310		78	0	0

GLM	10/2020	MXN	98,055		4,396	0	(29)
	10/2020	RUB	2,479		34	3	0

HUS	10/2020		$16,572	EUR	13,908	0	(265)
	11/2020	GBP	1,919		$2,510	33	0
	11/2020		$8,245	JPY	874,200	48	0
	11/2020	ZAR	1,416		$84	0	0

JPM	11/2020		1,582		93	0	(1)

MYI	11/2020	JPY	1,228,700		11,664	8	0

SSB	10/2020	MXN	40,670		1,902	66	0
	03/2021		$1,871	MXN	40,670	0	(65)

UAG	11/2020	JPY	240,200		$2,290	11	0

Total Forward Foreign Currency Contracts						$347	$(483)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$57.500	11/05/2020	8,400	$0	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	60.000	11/05/2020	2,800	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	66.000	11/05/2020	1,000	0	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 11/01/2050	74.000	11/05/2020	9,500	1	0

SAL	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2050	65.000	10/14/2020	1,400	0	0

Total Purchased Options					$1	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$103.102	10/07/2020	8,200	$(22)	$(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	7,800	(39)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	7,400	(18)	(1)

Total Written Options					$(79)	$(47)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$117	$0	$0	$117	$0	$0	$0	$0	$117	$0	$117
BPS	61	0	0	61	(53)	0	0	(53)	8	0	8
BRC	0	0	0	0	(70)	0	0	(70)	(70)	0	(70)
GLM	3	0	0	3	(29)	0	0	(29)	(26)	0	(26)
HUS	81	0	0	81	(265)	0	0	(265)	(184)	309	125
JPM	0	0	0	0	(1)	(47)	0	(48)	(48)	33	(15)
MYI	8	0	0	8	0	0	0	0	8	0	8
SSB	66	0	0	66	(65)	0	0	(65)	1	0	1
UAG	11	0	0	11	0	0	0	0	11	0	11

Total Over the Counter	$347	$0	$0	$347	$(483)	$(47)	$0	$(530)

(k)

Securities with an aggregate market value of $342 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO Extended Duration Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$7,817	$7,817
Swap Agreements	0	0	0	0	549	549

	$0	$0	$0	$0	$8,366	$8,366

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347	$0	$347

	$0	$0	$0	$347	$8,366	$8,713

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$67	$67
Swap Agreements	0	17	0	0	4	21

	$0	$17	$0	$0	$71	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$483	$0	$483
Written Options	0	0	0	0	47	47

	$0	$0	$0	$483	$47	$530

	$0	$17	$0	$483	$118	$618

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1,307)	$(1,307)
Written Options	0	0	0	0	112	112
Futures	0	0	0	0	(54,157)	(54,157)
Swap Agreements	0	(176)	0	0	(10,615)	(10,791)

	$0	$(176)	$0	$0	$(65,967)	$(66,143)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(824)	$0	$(824)
Purchased Options	0	0	0	0	(5)	(5)
Written Options	0	25	0	0	637	662
Swap Agreements	0	(2,243)	0	0	0	(2,243)

	$0	$(2,218)	$0	$(824)	$632	$(2,410)

	$0	$(2,394)	$0	$(824)	$(65,335)	$(68,553)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1,051	$1,051
Written Options	0	0	0	0	898	898
Futures	0	0	0	0	54,172	54,172
Swap Agreements	0	(330)	0	0	11,542	11,212

	$0	$(330)	$0	$0	$67,663	$67,333

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$940	$0	$940
Purchased Options	0	0	0	0	(4,668)	(4,668)
Written Options	0	83	0	0	4,072	4,155
Swap Agreements	0	2,424	0	0	0	2,424

	$0	$2,507	$0	$940	$(596)	$2,851

	$0	$2,177	$0	$940	$67,067	$70,184

68	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$21,363	$0	$21,363
Industrials	0	5,974	0	5,974
Utilities	0	2,075	0	2,075
Municipal Bonds & Notes
Oregon	0	4,506	0	4,506
West Virginia	0	91	0	91
U.S. Government Agencies	0	103,186	0	103,186
U.S. Treasury Obligations	0	2,526,629	0	2,526,629
Non-Agency Mortgage-Backed Securities	0	77,200	0	77,200
Asset-Backed Securities	0	37,468	0	37,468
Sovereign Issues	0	2,443	0	2,443
Short-Term Instruments
Repurchase Agreements	0	481	0	481
U.S. Treasury Bills	0	9	0	9

	$0	$2,781,425	$0	$2,781,425

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,258	$0	$0	$28,258

Total Investments	$28,258	$2,781,425	$0	$2,809,683

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$7,817	$549	$0	$8,366
Over the counter	0	347	0	347

	$7,817	$896	$0	$8,713

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(67)	(21)	0	(88)
Over the counter	0	(530)	0	(530)

	$(67)	$(551)	$0	$(618)

Total Financial Derivative Instruments	$7,750	$345	$0	$8,095

Totals	$36,008	$2,781,770	$0	$2,817,778

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO GNMA and Government Securities Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 190.6%

CORPORATE BONDS & NOTES 0.0%

BANKING & FINANCE 0.0%

Preferred Term Securities Ltd.
1.157% (US0003M + 0.860%) due 07/03/2033 ~	$212	$203

INDUSTRIALS 0.0%

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020	90	90

Total Corporate Bonds & Notes (Cost $256)		293

U.S. GOVERNMENT AGENCIES 185.8%

Fannie Mae
0.200% due 02/25/2043 •(a)	699	6
0.448% due 10/25/2048 - 12/25/2048 •	19,985	20,000
0.456% due 06/25/2048 •	24,036	23,968
0.598% due 07/25/2042 - 11/25/2059 •	52,943	53,334
0.606% due 08/25/2050 •	7,747	7,776
0.848% due 10/25/2037 •	1,350	1,381
0.956% due 05/25/2050 •	64,964	65,306
2.242% due 01/25/2022 ~(a)	1,052	14
2.358% due 01/25/2031 ~(a)	600	92
2.445% due 10/25/2046 ~(a)	151	8
2.510% due 04/25/2046 ~(a)	427	22
2.600% due 09/01/2024	6,700	6,917
2.666% due 07/25/2052 ~(a)	487	24
2.682% due 07/25/2044 ~(a)	552	30
2.720% due 05/01/2030	28,000	31,618
2.721% due 07/25/2044 ~(a)	637	34
2.724% due 07/25/2045 ~(a)	1,944	148
2.740% due 08/25/2054 ~(a)	695	47
2.755% due 01/25/2045 ~(a)	452	22
2.760% due 08/25/2055 ~(a)	486	29
2.780% due 04/25/2055 ~(a)	796	45
2.818% due 03/25/2045 ~(a)	431	22
2.840% due 07/01/2028	1,989	2,221
3.000% due 09/25/2039 - 12/25/2048 (a)	7,700	462
3.000% due 03/25/2043 - 05/01/2058	8,035	8,430
3.010% due 09/25/2045 ~(a)	499	36
3.036% due 08/25/2044 ~(a)	392	23
3.100% due 01/01/2048 •	13,650	14,276
3.176% due 05/01/2038 •	1,672	1,766
3.189% due 10/01/2037 •	2,946	3,110
3.262% due 01/01/2036 •	504	533
3.456% due 09/01/2041 •	636	670
3.500% due 08/01/2032 - 01/01/2059	21,152	23,375
3.500% due 08/25/2043 - 04/25/2046 (a)	1,010	58
3.507% due 08/01/2049 •	4,752	4,955
3.543% due 10/25/2042 •	489	497
3.575% due 02/01/2026	1,000	1,106
3.613% due 10/25/2040 ~	826	861
3.750% due 02/01/2029	3,776	4,488
3.790% due 02/01/2042 •	349	367
3.820% due 01/01/2029	804	955
3.855% due 04/25/2042 ~	585	613
3.871% due 05/25/2042 ~	1,011	1,040
3.912% due 08/25/2024 ~	170	174
3.917% due 05/01/2035 •	236	250
4.000% due 06/01/2033 - 07/01/2034	1,989	2,157
4.000% due 06/25/2044 (a)	151	11
4.018% due 05/25/2042 ~	1,688	1,793
4.041% due 12/25/2040 ~	787	849
4.156% due 11/25/2031 ~	3,379	3,611
4.162% due 03/25/2042 ~	1,254	1,285
4.273% due 01/25/2042 ~	2,226	2,342
4.500% due 07/01/2022 - 09/01/2048	1,363	1,447
4.845% due 11/25/2040 •(a)	6,480	955

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/01/2033 - 10/01/2036	$60	$63
5.222% due 07/25/2043 •	1,314	1,323
5.320% due 10/01/2043	209	244
5.500% due 12/01/2032 - 10/01/2038	223	238
5.800% due 02/01/2035	21	21
5.852% due 11/25/2049 •(a)	640	109
5.902% due 08/25/2049 (a)	5,835	1,411
6.000% due 04/01/2032 - 10/01/2048	173	187
6.002% due 08/25/2042 •(a)	1,020	166
6.032% due 06/25/2048 (a)	9,706	1,331
6.052% due 11/25/2044 •(a)	4,379	813
6.500% due 09/01/2036	115	125
6.500% due 04/25/2038 (a)	88	20
7.799% due 06/25/2043 •(a)	9,945	1,263
8.971% due 10/25/2045 •	780	934

Freddie Mac
0.000% due 05/15/2033 - 10/15/2058 (b)(e)	9,275	8,129
0.487% due 11/25/2021 •	262	261
0.506% due 10/15/2037 - 10/15/2040 •	18,115	17,851
0.507% due 09/25/2021 •	54	54
0.602% due 12/25/2049 •	45,513	45,938
0.652% due 06/15/2042 •	1,528	1,543
0.702% due 01/25/2050 •	445	449
0.912% due 03/15/2023 •	1	1
1.086% due 11/25/2022 ~(a)	6,987	114
1.324% due 04/25/2021 ~(a)	20,516	67
2.500% due 08/15/2027 - 01/15/2040 (a)	3,141	157
2.692% due 10/15/2037 ~(a)	59	2
2.700% due 08/01/2023	2,500	2,609
2.712% due 10/15/2037 ~(a)	163	7
2.836% due 09/01/2034 •	1,027	1,085
2.972% due 11/01/2036 •	498	526
2.987% due 10/15/2041 ~(a)	293	15
3.000% due 11/15/2027 - 06/25/2050 (a)	43,444	5,162
3.000% due 07/01/2043 - 08/01/2046	3,081	3,244
3.001% due 03/15/2037 ~(a)	152	8
3.058% due 11/15/2038 ~(a)	443	24
3.062% due 08/15/2041 ~(a)	137	7
3.123% due 08/15/2036 ~(a)	268	15
3.168% due 02/15/2038 ~(a)	319	17
3.169% due 11/15/2036 ~(a)	389	23
3.205% due 05/15/2037 ~(a)	123	6
3.212% due 06/15/2038 ~(a)	297	21
3.254% due 04/25/2023 ~	1,544	1,579
3.373% due 11/01/2041 •	1,330	1,395
3.461% due 01/01/2050 •	3,989	4,156
3.500% due 01/15/2043 - 08/15/2045 (a)	2,368	246
3.500% due 07/01/2047 - 03/01/2049	2,079	2,201
3.556% due 10/01/2039 •	1,781	1,879
3.913% due 07/25/2033 ~	1,024	1,077
3.950% due 05/01/2031 •	6	6
4.000% due 12/01/2020 - 01/01/2049	25,163	27,578
4.000% due 07/15/2034 - 11/15/2042 (a)	2,837	316
4.500% due 04/15/2022 - 12/15/2024 (a)	13	0
4.500% due 04/01/2025 - 11/01/2048	2,401	2,656
5.000% due 07/01/2033 - 03/01/2049	4,181	4,675
5.500% due 09/01/2034 - 03/01/2041	268	294
6.000% due 08/01/2023	5	5
7.500% due 08/15/2029 (a)	3	0
7.598% due 02/15/2027 •(a)	671	102
11.594% due 10/15/2035 •	392	548
11.853% due 05/15/2035 •	595	836
15.379% due 05/15/2041 •	3,527	5,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.000% due 12/20/2032 - 12/20/2040 (b)(e)	$4,730	$4,529
0.000% due 10/16/2042 - 01/16/2052 ~(a)	10,690	0
0.086% due 01/16/2044 ~(a)	3,058	0
0.127% due 08/16/2052 ~(a)	10,716	43
0.270% due 11/16/2043 ~(a)	7,330	93
0.456% due 08/20/2043	3,741	3,740
0.457% due 11/20/2036 •	23,037	23,077
0.507% due 06/20/2036 •	15,444	15,484
0.525% due 10/20/2066 •	78	78
0.557% due 04/20/2046 •	17,311	17,322
0.606% due 02/20/2049	5,012	5,030
0.655% due 01/20/2062 •	2	2
0.735% due 09/20/2062 •	16	16
0.805% due 09/20/2066 •	6,361	6,415
0.835% due 08/20/2061 - 11/20/2065 •	5,528	5,548
0.850% due 02/20/2060 •	6,656	6,697
0.855% due 03/20/2062 - 10/20/2065 •	2,173	2,194
0.875% due 09/20/2063 •	2,890	2,909
0.905% due 10/20/2061 - 09/20/2065 •	6,037	6,105
0.955% due 05/20/2066 - 06/20/2066 •	7,434	7,536
1.072% due 03/20/2058 •	2,843	2,869
1.201% due 05/20/2061 •	2,083	2,108
1.206% due 07/20/2070 - 08/20/2070 •	146,805	153,343
1.244% due 05/20/2061 •	1,237	1,263
1.410% due 09/20/2070 «•	30,000	31,683
1.455% due 09/20/2063 •	1,856	1,886
1.947% due 04/20/2061 •	3,535	3,670
2.369% due 06/20/2042 ~(a)	598	29
2.383% due 11/20/2045 ~(a)	587	27
2.419% due 06/20/2042 ~(a)	549	26
2.455% due 09/20/2045 ~(a)	848	31
2.495% due 12/20/2045 ~(a)	315	13
2.500% due 09/20/2027 (a)	2,323	128
2.500% due 06/15/2043 - 05/20/2050	15,177	16,065
2.500% due 10/20/2050 (c)	31,000	32,609
2.550% due 08/20/2045 ~(a)	294	12
2.618% due 06/20/2043 ~(a)	502	24
2.875% due 06/20/2038 •	72	76
3.000% due 11/20/2026 - 08/20/2050	277,821	293,553
3.000% due 01/20/2029 - 02/20/2043 (a)	4,542	309
3.000% due 02/20/2030 - 01/20/2034 •	269	272
3.000% due 05/20/2050 (g)	72,464	76,178
3.150% due 11/15/2042 - 12/20/2042	619	651
3.250% due 05/15/2042	833	876
3.250% due 08/20/2045 •	421	438
3.500% due 11/20/2034 - 04/20/2050	162,894	174,770
3.500% due 08/20/2042 - 09/20/2046 (a)	1,650	198
3.740% due 04/20/2042	31	33
3.750% due 06/20/2045 - 12/20/2045	3,772	4,085
3.844% due 05/20/2043 •	505	502
4.000% due 04/15/2025 - 09/20/2049	70,336	76,111
4.000% due 10/20/2043 (a)	214	14
4.050% due 04/15/2040 - 12/15/2040	2,038	2,172
4.389% due 01/20/2031 ~	3,881	4,149
4.500% due 04/15/2030 - 01/20/2050	92,525	100,655
4.790% due 02/20/2040	118	128
4.875% due 08/15/2039 - 10/15/2040	273	300
5.000% due 12/20/2032 - 12/20/2049	22,260	24,606
5.250% due 05/15/2033 - 08/20/2039	653	725

70	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.270% due 06/15/2034	$197	$217
5.380% due 08/15/2034	74	82
5.475% due 06/15/2035	142	157
5.500% due 05/15/2023 - 09/20/2049	12,651	14,212
5.520% due 06/15/2034 - 02/15/2035	399	443
5.530% due 05/15/2035	122	135
5.570% due 03/15/2035	84	93
5.680% due 12/15/2034	151	168
5.720% due 12/15/2034	61	68
5.750% due 04/15/2033 - 09/15/2033	10	11
5.820% due 04/15/2034 - 12/15/2034	166	185
5.870% due 10/15/2034	67	75
5.875% due 10/15/2033	140	156
5.894% due 09/20/2049 •(a)	4,260	777
5.930% due 10/15/2034	145	162
5.970% due 08/15/2034	64	71
6.000% due 05/15/2023 - 04/20/2048	10,301	11,757
6.020% due 01/15/2034	76	84
6.075% due 01/15/2034	158	177
6.250% due 01/15/2029 - 03/15/2029	33	37
6.500% due 09/15/2023 - 08/20/2048	2,221	2,482
6.700% due 07/20/2026	17	17
6.940% due 11/20/2022	11	11
7.000% due 11/15/2022 - 12/20/2038	1,386	1,513
7.100% due 10/20/2025	6	6
7.150% due 01/15/2023	4	4
7.250% due 12/15/2025 - 11/15/2027	5	5
7.500% due 10/15/2021 - 10/15/2035	582	616
7.750% due 04/15/2021 - 10/15/2026	6	6
8.000% due 02/15/2022 - 07/15/2031	273	300
8.500% due 03/15/2022 - 07/15/2030	2	2
8.968% due 09/20/2045 •	519	695
9.000% due 12/15/2021 - 06/15/2027	4	4

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	57,500	59,576
2.500% due 11/01/2050 - 12/01/2050	152,800	160,102
3.000% due 10/01/2050 - 12/01/2050	278,950	291,920
3.500% due 10/01/2050 - 12/01/2050	350,750	369,707
4.000% due 10/01/2050 - 11/01/2050	284,050	301,866
4.500% due 10/01/2050	6,000	6,560
5.000% due 11/01/2050	7,000	7,672

Uniform Mortgage-Backed Security
2.000% due 07/01/2028 - 09/01/2028	1,477	1,541
2.500% due 01/01/2028 - 02/01/2033	6,101	6,400
3.000% due 04/01/2031 - 03/01/2050	115,665	122,405

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 06/01/2035 - 06/01/2050 (g)	$125,475	$132,371
3.500% due 05/01/2024 - 02/01/2050	87,211	94,227
3.500% due 05/01/2048 (g)	11,284	12,015
4.000% due 05/01/2033 - 09/01/2050	138,424	149,627
4.500% due 01/01/2026 - 03/01/2050	28,485	31,070
5.000% due 04/01/2027 - 03/01/2049	706	782
5.500% due 02/01/2027 - 11/01/2039	205	237
6.000% due 07/01/2036 - 11/01/2040	2,108	2,490

Uniform Mortgage-Backed Security, TBA
1.500% due 12/01/2035	16,000	16,351
2.000% due 11/01/2035 - 12/01/2050	364,050	375,612
2.500% due 11/01/2035 - 12/01/2050	71,700	75,074
4.000% due 10/01/2035	500	530
5.500% due 11/01/2050	3,000	3,333

Total U.S. Government Agencies (Cost $3,783,785)		3,816,008

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.4%

AREIT Trust
2.772% due 04/14/2037 •	5,600	5,679

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	1,283	1,066

BX Commercial Mortgage Trust
0.902% due 11/15/2035 •	4,142	4,149

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~	9	9

Credit Suisse Mortgage Capital Trust
4.788% due 05/27/2053 ~	1,647	1,881

GCAT LLC
2.981% due 09/25/2025 «þ	2,400	2,401

JPMorgan Mortgage Trust
1.048% due 12/25/2049 •	8,148	8,146

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	2,543	2,784
3.498% due 10/25/2041 «	2,757	2,939
4.250% due 09/29/2046 «	4,938	5,511

La Hipotecaria Panamanian Mortgage Trust
3.175% due 09/08/2039 «•	8,471	8,729
3.508% due 11/24/2042 «•	3,544	3,791

Mortgage Equity Conversion Asset Trust
0.590% due 02/25/2042 •	6,154	6,012
0.630% due 05/25/2042 •	17,710	15,772

Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032 •	14	13

UBS-Barclays Commercial Mortgage Trust
1.253% due 04/10/2046 ~(a)	24,582	532

Wells Fargo Commercial Mortgage Trust
1.903% due 10/15/2045 ~(a)	8,691	244

Total Non-Agency Mortgage-Backed Securities (Cost $66,275)		69,658

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 1.0%

Benefit Street Partners CLO Ltd.
1.522% due 01/20/2029 •	$3,700	$3,683

Centex Home Equity Loan Trust
0.448% due 01/25/2032 •	10	10

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •	6	6

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •	130	131

Dryden Senior Loan Fund
1.175% due 10/15/2027 •	1,977	1,962

Figueroa CLO Ltd.
1.175% due 01/15/2027 •	2,257	2,257

Home Equity Asset Trust
0.748% due 11/25/2032 •	3	2

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~	4,615	4,705
2.710% due 01/25/2060 ~	4,295	4,497

Tralee CLO Ltd.
1.592% due 07/20/2029 •	4,144	4,126

Total Asset-Backed Securities (Cost $21,394)		21,379

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (f) 0.1%
		1,831

U.S. TREASURY BILLS 0.3%
0.095% due 10/08/2020 - 01/07/2021 (d)(e)(i)(k)	5,585	5,584

Total Short-Term Instruments (Cost $7,415)		7,415

Total Investments in Securities (Cost $3,879,125)		3,914,753

	SHARES
INVESTMENTS IN AFFILIATES 1.9%

SHORT-TERM INSTRUMENTS 1.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.9%

PIMCO Short-Term Floating NAV Portfolio III	3,975,387	39,201

Total Short-Term Instruments (Cost $39,200)		39,201

Total Investments in Affiliates (Cost $39,200)		39,201

Total Investments 192.5% (Cost $3,918,325)		$3,953,954

Financial Derivative Instruments (h)(j) (0.0)% (Cost or Premiums, net $(13,596))		(921)

Other Assets and Liabilities, net (92.5)%		(1,898,703)

Net Assets 100.0%		$2,054,330

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,831	U.S. Treasury Notes 2.250% due 07/31/2021	$(1,868)	$1,831	$1,831

Total Repurchase Agreements						$(1,868)	$1,831	$1,831

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	0.200%	08/28/2020	10/01/2020	$(2,901)	$(2,901)
	0.200	08/31/2020	10/01/2020	(1,934)	(1,934)
	0.200	09/17/2020	10/21/2020	(36,531)	(36,534)
	0.200	09/18/2020	10/21/2020	(11,665)	(11,666)
	0.200	09/21/2020	10/21/2020	(161,736)	(161,745)
	0.210	10/01/2020	11/02/2020	(4,563)	(4,564)

Total Reverse Repurchase Agreements					$(219,344)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (31.7)%
Ginnie Mae, TBA	4.500%	11/01/2050	$4,480	$(4,798)	$(4,806)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2050	29,150	(30,531)	(30,576)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2035	141,100	(148,206)	(148,072)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2050	122,050	(128,355)	(127,890)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2035	6,000	(6,348)	(6,345)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2050	95,750	(100,949)	(101,079)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	203,068	(216,838)	(216,791)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2050	14,500	(15,687)	(15,688)

Total Short Sales (31.7)%				$(651,712)	$(651,247)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$1,831	$0	$0	$1,831	$(1,868)	$(37)
JPS	0	(219,344)	0	(219,344)	220,838	1,494

Total Borrowings and Other Financing Transactions	$1,831	$(219,344)	$0

72	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$(4,835)	$(209,945)	$0	$0	$(214,780)

Total Borrowings	$(4,835)	$(209,945)	$0	$0	$(214,780)

Payable for reverse repurchase agreements(3)					$(214,780)

(g)	Securities with an aggregate market value of $220,565 and cash of $273 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(33,054) at a weighted average interest rate of 0.486%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(4,564) is outstanding at period end.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	940	$	(131,159)	$(155)	$235	$0

Total Futures Contracts					$(155)	$235	$0

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	Semi-Annual	06/17/2022	$	13,600	$(4)	$(216)	$(220)	$0	$0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		1,600	7	(148)	(141)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		8,750	(142)	(265)	(407)	7	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		56,900	(2,745)	(6,131)	(8,876)	71	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		6,200	(355)	(575)	(930)	9	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		7,900	(383)	(45)	(428)	14	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027		25,600	(836)	15	(821)	49	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		84,200	(4,229)	(435)	(4,664)	226	0
Receive(1)	3-Month USD-LIBOR	0.695	Semi-Annual	12/16/2030		2,300	0	12	12	7	0
Receive(1)	3-Month USD-LIBOR	0.697	Semi-Annual	12/16/2030		1,100	0	6	6	3	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		67,100	(2,318)	666	(1,652)	196	0

Total Swap Agreements							$(11,005)	$(7,116)	$(18,121)	$582	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$235	$582	$817	$0	$0	$0	$0

(i)

Securities with an aggregate market value of $623 and cash of $11,950 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.068%	02/08/2021	11,000	$39	$58

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	8,900	70	14

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.895	11/05/2020	9,600	40	18

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.585	08/06/2021	11,000	47	52
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.461	08/31/2021	85,600	59	33
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.500	11/05/2020	12,200	61	8
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.381	02/10/2021	12,500	21	24
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	15,050	93	24

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.530	11/05/2020	15,900	90	15

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.413	08/20/2021	18,200	10	7
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.420	08/23/2021	92,000	64	36
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.446	08/31/2021	91,400	64	36
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	3,250	21	5

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.561	12/07/2020	17,800	106	66

							$785	$396

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$57.500	10/07/2020	131,000	$5	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	57.500	11/05/2020	265,000	10	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	60.000	11/05/2020	11,000	1	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	119.500	11/05/2020	40,000	2	0

JPM	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2050	78.000	10/07/2020	200,000	8	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	71.000	10/07/2020	80,000	3	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	70.000	11/05/2020	80,000	3	0

SAL	Put - OTC Ginnie Mae, TBA 4.000% due 10/01/2050	65.000	10/14/2020	232,000	9	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2035	65.000	10/13/2020	88,000	4	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	65.000	10/07/2020	10,000	0	0

					$45	$0

Total Purchased Options					$830	$396

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.080%	10/07/2020	38,000	$ (33)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.580	10/07/2020	38,000	(32)	0

							$ (65)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	5,500	$(40)	$(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	25,000	(191)	(61)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	24,500	(161)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	28,300	(208)	(203)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	28,500	(224)	(169)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	21,000	(89)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	20,000	(66)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	15,000	(49)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	29,000	(91)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	23,000	(93)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	23,000	(93)	(21)

74	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$102.469	11/02/2020	10,000	$(53)	$(85)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	4,100	(8)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	15,000	(21)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	12,000	(51)	(15)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	24,000	(135)	(108)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	17,700	(77)	(171)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	16,500	(64)	(64)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	18,500	(46)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	10,000	(69)	(47)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	10,500	(48)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	21,000	(75)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	10,000	(33)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	10,000	(33)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	20,000	(62)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	12,500	(34)	(46)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	44,800	(224)	(93)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	44,800	(262)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	21,000	(49)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	5,000	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	12,500	(37)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	13,500	(59)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	13,500	(98)	(123)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	12,500	(92)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.031	11/05/2020	7,000	(32)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	13,500	(38)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	12,500	(25)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	14,500	(54)	(59)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	6,500	(24)	(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	14,500	(29)	(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	6,500	(12)	(11)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	17,500	(98)	(17)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	17,500	(82)	(67)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	4,400	(8)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	2,500	(9)	(3)

					$(3,356)	$(1,700)

Total Written Options					$(3,421)	$(1,700)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.700%	Quarterly	11/18/2020	$	130,000	$0	$(176)	$0	$(176)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Quarterly	12/16/2020		95,000	0	(157)	0	(157)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Quarterly	12/18/2020		55,000	0	(97)	0	(97)

								$0	$ (430)	$0	$(430)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	230,059	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	1,495	$0	$(4)	$0	$(4)

SAL	Pay	IOS.FN.550.08 Index	13,077	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		72	0	0	0	0

									$0	$(4)	$0	$(4)

Total Swap Agreements									$0	$(434)	$0	$(434)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(3)
BOA	$0	$58	$0	$58	$0	$0	$0	$0	$58	$0	$58
BPS	0	14	0	14	0	0	0	0	14	0	14
CBK	0	18	0	18	0	0	0	0	18	0	18
DUB	0	141	0	141	0	0	(4)	(4)	137	(100)	37
FAR	0	15	0	15	0	(559)	0	(559)	(544)	565	21
GLM	0	84	0	84	0	0	0	0	84	(150)	(66)
GSC	0	0	0	0	0	(87)	0	(87)	(87)	0	(87)
JPM	0	0	0	0	0	(966)	0	(966)	(966)	803	(163)
JPS	0	0	0	0	0	0	(430)	(430)	(430)	262	(168)
MYC	0	66	0	66	0	0	0	0	66	0	66
SAL	0	0	0	0	0	(88)	0	(88)	(88)	0	(88)

Total Over the Counter	$0	$396	$0	$396	$0	$(1,700)	$(434)	$(2,134)

(k)

Securities with an aggregate market value of $1,630 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$235	$235
Swap Agreements	0	0	0	0	582	582

	$0	$0	$0	$0	$817	$817

Over the counter
Purchased Options	$0	$0	$0	$0	$396	$396

	$0	$0	$0	$0	$1,213	$1,213

Financial Derivative Instruments - Liabilities
Over the counter
Written Options	$0	$0	$0	$0	$1,700	$1,700
Swap Agreements	0	0	0	0	434	434

	$0	$0	$0	$0	$2,134	$2,134

76	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(858)	$(858)
Swap Agreements	0	0	0	0	(3,595)	(3,595)

	$0	$0	$0	$0	$(4,453)	$(4,453)

Over the counter
Purchased Options	$0	$0	$0	$0	$(1,543)	$(1,543)
Written Options	0	0	0	0	3,961	3,961
Swap Agreements	0	0	0	0	(230)	(230)

	$0	$0	$0	$0	$2,188	$2,188

	$0	$0	$0	$0	$(2,265)	$(2,265)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$528	$528
Swap Agreements	0	0	0	0	4,737	4,737

	$0	$0	$0	$0	$5,265	$5,265

Over the counter
Purchased Options	$0	$0	$0	$0	$(378)	$(378)
Written Options	0	0	0	0	2,485	2,485
Swap Agreements	0	0	0	0	(798)	(798)

	$0	$0	$0	$0	$1,309	$1,309

	$0	$0	$0	$0	$6,574	$6,574

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$203	$0	$203
Industrials	0	90	0	90
U.S. Government Agencies	0	3,784,325	31,683	3,816,008
Non-Agency Mortgage-Backed Securities	0	43,503	26,155	69,658
Asset-Backed Securities	0	21,379	0	21,379
Short-Term Instruments
Repurchase Agreements	0	1,831	0	1,831
U.S. Treasury Bills	0	5,584	0	5,584

	$0	$3,856,915	$57,838	$3,914,753

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$39,201	$0	$0	$39,201

Total Investments	$39,201	$3,856,915	$57,838	$3,953,954

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(651,247)	$0	$(651,247)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	235	582	0	817
Over the counter	0	396	0	396

	$235	$978	$0	$1,213

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,899)	$(235)	$(2,134)

Total Financial Derivative Instruments	$235	$(921)	$(235)	$(921)

Totals	$39,436	$3,204,747	$57,603	$3,301,786

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO GNMA and Government Securities Fund (Cont.)

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
U.S. Government Agencies	$169,851	$(73,359)	$0	$0	$0	$(383)	$0	$(64,426)	$31,683	$(23)
Non-Agency Mortgage-Backed Securities	25,044	2,400	(1,187)	3	14	(119)	0	0	26,155	(38)

	$194,895	$(70,959)	$(1,187)	$3	$14	$(502)	$0	$(64,426)	$57,838	$(61)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(141)	$0	$0	$(94)	$0	$0	$(235)	$(93)

Totals	$194,895	$(70,959)	$(1,328)	$3	$14	$(596)	$0	$(64,426)	$57,603	$(154)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
U.S. Government Agencies	$31,683	Proxy Pricing	Base Price	105.662	—
Non-Agency Mortgage-Backed Securities	26,155	Proxy Pricing	Base Price	100.000-111.500	106.205

Financial Derivative Instruments - Liabilities
Over the counter	(171)	Indicative Market Quotation	Broker Quote	0.967	—
	(64)	Other Valuation Techniques(2)	—	—	—

Total	$57,603

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

78	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long Duration Total Return Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.5%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

Elanco Animal Health, Inc.
1.905% (LIBOR03M + 1.750%) due 08/01/2027 ~	$1,270	$1,237

RPI Intermediate Finance Trust
1.897% (LIBOR03M + 1.750%) due 02/11/2027 ~	6	6

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~	1,100	1,105

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~	1,496	1,497

Total Loan Participations and Assignments (Cost $3,850)		3,845

CORPORATE BONDS & NOTES 64.8%

BANKING & FINANCE 21.7%

AerCap Ireland Capital DAC
3.875% due 01/23/2028 (j)	2,000	1,844
4.450% due 10/01/2025	200	201
4.450% due 04/03/2026	600	598

Aflac, Inc.
4.750% due 01/15/2049	5,800	7,476

AIA Group Ltd.
3.900% due 04/06/2028	7,700	8,788

AIB Group PLC
4.263% due 04/10/2025 •	6,200	6,674

Aircastle Ltd.
4.250% due 06/15/2026	800	741

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031	1,600	1,806

Alleghany Corp.
4.900% due 09/15/2044	2,500	3,131

Ally Financial, Inc.
8.000% due 11/01/2031	5,400	7,390

American Financial Group, Inc.
3.500% due 08/15/2026	2,100	2,276
4.500% due 06/15/2047	7,400	8,217

American Homes 4 Rent LP
4.250% due 02/15/2028	500	567
4.900% due 02/15/2029	4,100	4,894

American International Group, Inc.
4.750% due 04/01/2048	6,000	7,364

American Tower Corp.
1.875% due 10/15/2030	1,340	1,322
2.100% due 06/15/2030	1,500	1,518
2.400% due 03/15/2025	1,200	1,272
2.900% due 01/15/2030	300	325
2.950% due 01/15/2025	5,600	6,052
3.375% due 05/15/2024	5,200	5,633
3.800% due 08/15/2029	2,100	2,410
4.000% due 06/01/2025	1,300	1,463

Arch Capital Group Ltd.
3.635% due 06/30/2050	4,880	5,263

Asian Development Bank
5.820% due 06/16/2028	500	683

Athene Global Funding
2.500% due 01/14/2025	5,600	5,777

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~	2,800	2,740
4.125% due 08/01/2025	200	192

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025	500	459
3.950% due 07/01/2024	400	380
5.500% due 01/15/2023	400	404

Banco Bradesco S.A.
2.850% due 01/27/2023	2,700	2,738
3.200% due 01/27/2025	2,400	2,450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$3,800	$3,886

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,000	291

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$11,800	12,107

Bank of Ireland Group PLC
4.500% due 11/25/2023		7,600	8,231

Bank of New York Mellon Corp.
3.400% due 01/29/2028		3,900	4,513

Barclays Bank PLC
10.000% due 05/21/2021	GBP	600	817

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		$200	201
1.898% (US0003M + 1.625%) due 01/10/2023 ~		200	202
2.000% due 02/07/2028 •	EUR	400	466
3.250% due 02/12/2027	GBP	200	276
3.250% due 01/17/2033		900	1,242
3.375% due 04/02/2025 •	EUR	1,700	2,166
3.650% due 03/16/2025		$700	756
4.337% due 01/10/2028		5,900	6,574
4.338% due 05/16/2024 •		400	430
4.375% due 09/11/2024		200	215
4.375% due 01/12/2026		500	561
4.610% due 02/15/2023 •		500	524
4.836% due 05/09/2028		500	537
4.972% due 05/16/2029 •		700	819
5.088% due 06/20/2030 •		800	902
5.200% due 05/12/2026		400	445
6.125% due 12/15/2025 •(f)(g)		2,500	2,540
7.125% due 06/15/2025 •(f)(g)	GBP	200	270

Berkshire Hathaway, Inc.
4.500% due 02/11/2043		$9,600	12,680

BGC Partners, Inc.
5.125% due 05/27/2021		2,000	2,032

Blackstone Holdings Finance Co. LLC
3.150% due 10/02/2027		2,100	2,332
3.500% due 09/10/2049		3,300	3,620
6.250% due 08/15/2042		2,000	2,879

Block Financial LLC
3.875% due 08/15/2030		2,750	2,768

BNP Paribas S.A.
1.904% due 09/30/2028 •		1,100	1,097
2.219% due 06/09/2026 •		3,500	3,615

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,634
3.500% due 01/31/2023		600	623
3.500% due 10/10/2024		300	317

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		2,900	2,864
4.125% due 05/15/2029		1,100	1,195

Brookfield Finance, Inc.
3.500% due 03/30/2051		5,000	4,915
3.900% due 01/25/2028		822	916
4.000% due 04/01/2024		100	110
4.700% due 09/20/2047		5,600	6,542
4.850% due 03/29/2029		550	655

Carlyle Finance LLC
5.650% due 09/15/2048		6,000	7,777

Charles Schwab Corp.
3.850% due 05/21/2025		2,600	2,948

Citigroup, Inc.
8.125% due 07/15/2039		5,571	9,724

CME Group, Inc.
3.750% due 06/15/2028		700	820
4.150% due 06/15/2048		4,400	5,846
5.300% due 09/15/2043		3,740	5,556

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		300	308

Community Preservation Corp.
2.867% due 02/01/2030		1,980	2,122

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cooperatieve Rabobank UA
1.093% (US0003M + 0.860%) due 09/26/2023 ~	$1,800	$1,823

Credit Suisse AG
2.100% due 11/12/2021	3,900	3,975

Credit Suisse Group AG
2.593% due 09/11/2025 •	2,400	2,506
2.997% due 12/14/2023 •	1,600	1,667

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026	1,000	1,166

Crown Castle International Corp.
3.700% due 06/15/2026	2,500	2,790
4.450% due 02/15/2026	800	917

CubeSmart LP
2.000% due 02/15/2031 (b)	3,700	3,656

CyrusOne LP
2.900% due 11/15/2024	600	637
3.450% due 11/15/2029	400	434

Danske Bank A/S
4.375% due 06/12/2028	7,400	8,379

Deutsche Bank AG
1.073% (US0003M + 0.815%) due 01/22/2021 ~	2,800	2,800
3.547% due 09/18/2031 •	2,350	2,366
3.961% due 11/26/2025 •	5,900	6,278
5.882% due 07/08/2031 •(g)	2,200	2,273

Digital Realty Trust LP
4.450% due 07/15/2028	6,800	8,106

E*TRADE Financial Corp.
4.500% due 06/20/2028	2,000	2,347

EPR Properties
3.750% due 08/15/2029	600	523
4.950% due 04/15/2028	1,600	1,547
5.250% due 07/15/2023	500	500

Equinix, Inc.
2.625% due 11/18/2024	1,000	1,064
3.200% due 11/18/2029	600	662

Equitable Holdings, Inc.
5.000% due 04/20/2048	6,800	8,034

Essex Portfolio LP
2.650% due 03/15/2032	1,000	1,058
4.000% due 03/01/2029	1,400	1,623
4.500% due 03/15/2048	200	256

Farmers Insurance Exchange
4.747% due 11/01/2057 •	4,400	4,490

Fidelity National Financial, Inc.
5.500% due 09/01/2022	700	760

First American Financial Corp.
4.000% due 05/15/2030	2,100	2,317
4.300% due 02/01/2023	4,500	4,793

FMR LLC
4.950% due 02/01/2033	3,000	4,065
5.150% due 02/01/2043	11,300	15,599

GE Capital Funding LLC
3.450% due 05/15/2025	3,700	3,963

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035	18,410	19,500

GLP Capital LP
3.350% due 09/01/2024	500	509
4.000% due 01/15/2030	1,300	1,348
5.250% due 06/01/2025	3,700	4,027
5.300% due 01/15/2029	3,100	3,461

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037	7,400	8,537

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028	7,700	8,432

Great-West Lifeco Finance LP
4.581% due 05/17/2048	1,900	2,445

Hartford Financial Services Group, Inc.
4.400% due 03/15/2048	6,500	8,038
6.625% due 03/30/2040	500	716

High Street Funding Trust
4.111% due 02/15/2028	200	231
4.682% due 02/15/2048	500	590

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Highwoods Realty LP
2.600% due 02/01/2031	$700	$695

Host Hotels & Resorts LP
4.000% due 06/15/2025	100	104

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~	2,400	2,392
2.357% due 08/18/2031 •	3,200	3,177
3.600% due 05/25/2023	7,500	8,008
3.803% due 03/11/2025 •	1,100	1,189
3.950% due 05/18/2024 •	400	429
4.583% due 06/19/2029 •	700	806

Hudson Pacific Properties LP
3.950% due 11/01/2027	900	969

Intercontinental Exchange, Inc.
1.850% due 09/15/2032	3,000	2,992
2.650% due 09/15/2040	4,600	4,594
3.000% due 09/15/2060	3,950	4,016

Intesa Sanpaolo SpA
3.375% due 01/12/2023	3,600	3,741

Johns Hopkins University
2.813% due 01/01/2060	1,000	1,063

JPMorgan Chase & Co.
3.509% due 01/23/2029 •	2,900	3,266
3.540% due 05/01/2028 •	8,500	9,536
4.203% due 07/23/2029 •	3,500	4,147
4.260% due 02/22/2048 •	2,600	3,279

Kilroy Realty LP
4.250% due 08/15/2029	8,900	10,094

Kimco Realty Corp.
4.125% due 12/01/2046	5,900	6,183

KKR Group Finance Co. LLC
3.500% due 08/25/2050	4,730	4,831
3.625% due 02/25/2050	4,260	4,434

Lazard Group LLC
4.375% due 03/11/2029	3,600	4,133
4.500% due 09/19/2028	700	810

Legg Mason, Inc.
5.625% due 01/15/2044	2,000	2,772

Lehman Brothers Holdings, Inc.
7.000% due 09/27/2027 ^(c)	1,200	16

Life Storage LP
3.875% due 12/15/2027	1,400	1,568

Lifestorage LP
3.500% due 07/01/2026	1,400	1,556

Lloyds Banking Group PLC
4.375% due 03/22/2028	2,500	2,900
4.550% due 08/16/2028	200	236

Marsh & McLennan Cos., Inc.
4.200% due 03/01/2048	4,400	5,566

Mid-America Apartments LP
2.750% due 03/15/2030	1,000	1,079
3.950% due 03/15/2029	600	695
4.200% due 06/15/2028	900	1,047

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~	10,300	10,401
2.193% due 02/25/2025	900	943
2.559% due 02/25/2030	2,200	2,316
3.407% due 03/07/2024	1,000	1,087

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •	4,300	4,358

Morgan Stanley
7.500% due 04/02/2032 þ(h)	3,700	3,309

Nasdaq, Inc.
3.850% due 06/30/2026	7,000	7,963

Nationwide Building Society
3.766% due 03/08/2024 •	200	213
3.960% due 07/18/2030 •	300	339
4.302% due 03/08/2029 •	11,200	12,662

Nationwide Financial Services, Inc.
3.900% due 11/30/2049	4,000	4,106

Natwest Group PLC
3.875% due 09/12/2023	3,200	3,440

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.269% due 03/22/2025 •	$7,600	$8,264
4.519% due 06/25/2024 •	400	431
4.892% due 05/18/2029 •	7,300	8,498

New York Life Global Funding
1.200% due 08/07/2030	740	723

New York Life Insurance Co.
6.750% due 11/15/2039	2,500	3,823

Nippon Life Insurance Co.
3.400% due 01/23/2050 •	700	747

Nomura Holdings, Inc.
1.851% due 07/16/2025	4,000	4,076
2.679% due 07/16/2030	4,000	4,128
3.103% due 01/16/2030	1,200	1,276

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,200	1,276
4.950% due 04/01/2024	2,000	2,131

OneMain Finance Corp.
6.625% due 01/15/2028	6,900	7,669
6.875% due 03/15/2025	500	556
7.750% due 10/01/2021	1,100	1,153

Pacific Life Insurance Co.
4.300% due 10/24/2067 •	2,500	2,691
9.250% due 06/15/2039	9,300	15,310

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022	1,100	1,105

Pine Street Trust
5.568% due 02/15/2049	2,660	3,281

Piper Jaffray Cos.
4.740% due 10/15/2021	1,100	1,100

Principal Financial Group, Inc.
3.700% due 05/15/2029	400	466

Principal Life Global Funding
1.500% due 08/27/2030	2,270	2,258

Protective Life Corp.
4.300% due 09/30/2028	5,100	5,641

Regency Centers LP
2.950% due 09/15/2029	600	622
4.650% due 03/15/2049	900	1,051

Santander UK Group Holdings PLC
3.373% due 01/05/2024 •	5,500	5,752
3.823% due 11/03/2028 •	2,000	2,220
4.796% due 11/15/2024 •	5,500	6,061

Santander UK PLC
2.875% due 06/18/2024	5,600	5,982

SBA Tower Trust
1.884% due 07/15/2050	400	410

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~	1,800	1,788

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022	400	408

Societe Generale S.A.
7.375% due 10/04/2023 •(f)(g)	4,900	5,044

STORE Capital Corp.
4.500% due 03/15/2028	300	322

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025	5,000	5,099
2.130% due 07/08/2030	1,300	1,324
2.142% due 09/23/2030 (g)	800	789
3.748% due 07/19/2023	4,800	5,206

Synchrony Financial
4.375% due 03/19/2024	500	541
5.150% due 03/19/2029	900	1,041

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047	5,600	6,578
4.375% due 09/15/2054 •	4,800	5,091
6.850% due 12/16/2039	582	869

Trust Fibra Uno
4.869% due 01/15/2030	600	605
6.390% due 01/15/2050	1,100	1,100

UBS Group AG
4.125% due 09/24/2025	2,200	2,511
4.253% due 03/23/2028	1,500	1,741

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UDR, Inc.
3.000% due 08/15/2031	$300	$325
3.500% due 07/01/2027	300	331
3.500% due 01/15/2028	200	221

UniCredit SpA
2.569% due 09/22/2026 •	1,500	1,483
7.830% due 12/04/2023	7,450	8,735

Ventas Realty LP
3.500% due 04/15/2024	2,500	2,675

VEREIT Operating Partnership LP
3.100% due 12/15/2029	800	802
3.950% due 08/15/2027	400	426
4.875% due 06/01/2026	300	335

Vonovia Finance BV
5.000% due 10/02/2023	3,100	3,334

WEA Finance LLC
4.750% due 09/17/2044	500	505

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~	4,800	4,861
2.164% due 02/11/2026 •	1,200	1,246
2.406% due 10/30/2025 •	3,100	3,250
2.572% due 02/11/2031 •	5,400	5,658
3.000% due 04/22/2026	1,600	1,742
3.196% due 06/17/2027 •	7,800	8,475

Welltower, Inc.
5.125% due 03/15/2043	12,400	13,726

Weyerhaeuser Co.
4.000% due 11/15/2029	2,500	2,918
4.000% due 04/15/2030	450	530
7.375% due 03/15/2032	8,600	12,545

		765,463

INDUSTRIALS 30.1%

Abbott Laboratories
1.150% due 01/30/2028	3,450	3,483

AbbVie, Inc.
2.600% due 11/21/2024	10,400	11,040

Activision Blizzard, Inc.
2.500% due 09/15/2050	6,200	5,706

Adani Transmission Ltd.
4.250% due 05/21/2036	1,393	1,393

Adventist Health System
2.952% due 03/01/2029	2,900	3,081

AEP Transmission Co. LLC
3.100% due 12/01/2026	6,200	6,985
3.750% due 12/01/2047	1,000	1,173

Air Canada Pass-Through Trust
3.300% due 07/15/2031	718	686
3.750% due 06/15/2029	323	312

Aker BP ASA
2.875% due 01/15/2026	1,200	1,190
3.000% due 01/15/2025	900	904
3.750% due 01/15/2030	200	195

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029	2,300	2,417

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024	900	955
3.550% due 10/01/2027	400	435

Alphabet, Inc.
2.050% due 08/15/2050	2,000	1,869
2.250% due 08/15/2060	960	911

Amazon.com, Inc.
2.500% due 06/03/2050	800	817

American Airlines Pass-Through Trust
3.000% due 04/15/2030	4,234	3,972
3.250% due 04/15/2030	2,879	2,260
3.700% due 04/01/2028	1,754	1,464
4.000% due 01/15/2027	272	227

Amgen, Inc.
4.400% due 05/01/2045	6,500	8,083
4.663% due 06/15/2051	5,479	7,152

80	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046	$700	$870

Anheuser-Busch InBev Worldwide, Inc.
4.750% due 04/15/2058	11,800	14,420
5.450% due 01/23/2039	3,800	4,918

Anthem, Inc.
3.650% due 12/01/2027	4,000	4,560

AP Moller - Maersk A/S
3.750% due 09/22/2024	600	643
4.500% due 06/20/2029	2,900	3,271

Apple, Inc.
2.950% due 09/11/2049	7,400	8,123
4.375% due 05/13/2045	800	1,071

Arrow Electronics, Inc.
3.250% due 09/08/2024	900	972

Ashtead Capital, Inc.
4.000% due 05/01/2028	1,200	1,248
4.250% due 11/01/2029	800	844

AstraZeneca PLC
1.375% due 08/06/2030	3,000	2,928

Bacardi Ltd.
2.750% due 07/15/2026	500	523
4.700% due 05/15/2028	4,800	5,582

Baidu, Inc.
4.875% due 11/14/2028	1,100	1,313

Baker Hughes a GE Co. LLC
3.337% due 12/15/2027	3,300	3,507

BAT Capital Corp.
4.390% due 08/15/2037	9,990	10,811

Bayer U.S. Finance LLC
3.875% due 12/15/2023	2,000	2,188
4.250% due 12/15/2025	2,200	2,520
4.375% due 12/15/2028	1,600	1,880

Black Knight InfoServ LLC
3.625% due 09/01/2028	2,000	2,025

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,748

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028	1,070	1,100

Boston Scientific Corp.
7.375% due 01/15/2040	12,750	20,509

BP Capital Markets America, Inc.
3.000% due 02/24/2050	3,060	2,924
4.234% due 11/06/2028	2,500	2,967

Braskem Netherlands Finance BV
4.500% due 01/10/2028	500	483

Bristol-Myers Squibb Co.
3.200% due 06/15/2026	6,100	6,885
4.350% due 11/15/2047	10,800	14,316

British Airways Pass-Through Trust
3.300% due 06/15/2034	199	187
3.350% due 12/15/2030	98	82

Broadcom Corp.
3.125% due 01/15/2025	400	427
3.875% due 01/15/2027	7,400	8,217

Broadcom, Inc.
3.459% due 09/15/2026	500	549
4.300% due 11/15/2032	1,770	2,023
4.750% due 04/15/2029	1,900	2,208
5.000% due 04/15/2030	1,900	2,246

Cablevision Lightpath LLC
3.875% due 09/15/2027	2,000	2,004

Caesars Entertainment, Inc.
6.250% due 07/01/2025	1,950	2,035

Cameron LNG LLC
2.902% due 07/15/2031	900	992
3.402% due 01/15/2038	2,000	2,166
3.701% due 01/15/2039	1,400	1,574

Canadian Natural Resources Ltd.
5.850% due 02/01/2035	2,090	2,501

CCO Holdings LLC
4.250% due 02/01/2031	620	644

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centene Corp.
4.250% due 12/15/2027	$400	$420
4.625% due 12/15/2029	1,700	1,836

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	4,000	4,095
4.200% due 03/15/2028	2,200	2,501
4.800% due 03/01/2050	3,400	3,905
5.125% due 07/01/2049	10,800	12,536
5.375% due 04/01/2038	600	730
5.375% due 05/01/2047	2,200	2,611
5.750% due 04/01/2048	1,100	1,363

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	600	624
7.000% due 06/30/2024	2,000	2,305

Children’s Hospital
2.928% due 07/15/2050	3,900	3,805

CHRISTUS Health
4.341% due 07/01/2028	6,400	7,454

City of Hope
4.378% due 08/15/2048	1,010	1,229

Colorado Interstate Gas Co. LLC
6.850% due 06/15/2037	1,300	1,520

Comcast Corp.
3.969% due 11/01/2047	728	865
3.999% due 11/01/2049	7,430	9,020
4.150% due 10/15/2028	7,000	8,458
4.400% due 08/15/2035	4,300	5,444

Conagra Brands, Inc.
5.300% due 11/01/2038	11,900	15,311

Constellation Brands, Inc.
4.100% due 02/15/2048	7,000	8,095

Corning, Inc.
5.450% due 11/15/2079	2,400	3,064

CoStar Group, Inc.
2.800% due 07/15/2030	1,700	1,763

Cox Communications, Inc.
4.600% due 08/15/2047	2,760	3,455

CRH America Finance, Inc.
3.400% due 05/09/2027	400	436
3.950% due 04/04/2028	300	341
4.400% due 05/09/2047	200	229

CRH America, Inc.
3.875% due 05/18/2025	2,600	2,925

Crown Castle Towers LLC
3.720% due 07/15/2043	600	629
4.241% due 07/15/2048	3,300	3,771

CSX Corp.
6.150% due 05/01/2037	800	1,165

CVS Pass-Through Trust
6.036% due 12/10/2028	87	99
7.507% due 01/10/2032	14,953	18,674

DAE Funding LLC
5.000% due 08/01/2024	1,000	1,008
5.250% due 11/15/2021	1,700	1,726
5.750% due 11/15/2023	1,600	1,618

Danone S.A.
2.947% due 11/02/2026	3,600	3,997

Dell International LLC
4.420% due 06/15/2021	849	869
4.900% due 10/01/2026	1,200	1,358
5.300% due 10/01/2029	7,500	8,604
8.350% due 07/15/2046	2,400	3,189

Diamondback Energy, Inc.
2.875% due 12/01/2024	3,200	3,244

Discovery Communications LLC
4.000% due 09/15/2055	2,798	2,829
5.200% due 09/20/2047	2,400	2,882

Energy Transfer Operating LP
5.000% due 05/15/2050	800	738
5.300% due 04/15/2047	9,200	8,558
6.050% due 06/01/2041	3,200	3,218
6.625% due 10/15/2036	5,200	5,580
7.500% due 07/01/2038	4,135	4,833

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eni SpA
4.000% due 09/12/2023	$2,900	$3,144
4.750% due 09/12/2028	800	931

Enterprise Products Operating LLC
4.200% due 01/31/2050	1,300	1,385
4.450% due 02/15/2043	1,000	1,081
4.850% due 08/15/2042	642	728
4.850% due 03/15/2044	1,850	2,107
5.750% due 03/01/2035	600	738
5.950% due 02/01/2041	3,200	4,041
6.125% due 10/15/2039	1,000	1,278
6.450% due 09/01/2040	200	264
6.875% due 03/01/2033	10,000	13,398

Equinor ASA
3.250% due 11/18/2049	1,500	1,599

Expedia Group, Inc.
3.800% due 02/15/2028	3,500	3,527

Fair Isaac Corp.
5.250% due 05/15/2026	200	223

FedEx Corp.
4.950% due 10/17/2048	6,600	8,453

Fiserv, Inc.
3.200% due 07/01/2026	2,500	2,781
3.500% due 07/01/2029	1,300	1,483

Ford Foundation
2.815% due 06/01/2070	4,980	5,213

Fox Corp.
4.709% due 01/25/2029	500	600
5.476% due 01/25/2039	200	268

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	5,300	5,294

General Electric Co.
5.550% due 01/05/2026	2,600	3,036

General Mills, Inc.
6.610% due 10/15/2022	5,200	5,212

Georgetown University
2.943% due 04/01/2050	2,900	2,888

Hackensack Meridian Health, Inc.
2.675% due 09/01/2041	4,000	3,989
2.875% due 09/01/2050	1,120	1,100
4.500% due 07/01/2057	1,340	1,719

Halliburton Co.
7.450% due 09/15/2039	1,100	1,417

HCA, Inc.
5.125% due 06/15/2039	2,900	3,525
5.250% due 06/15/2049	570	695

Heineken NV
3.500% due 01/29/2028	12,100	13,829

Home Depot, Inc.
4.500% due 12/06/2048	9,000	12,091

Humana, Inc.
3.950% due 08/15/2049	600	712

Huntsman International LLC
4.500% due 05/01/2029	3,896	4,383

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~	5,970	5,979

IHS Markit Ltd.
4.250% due 05/01/2029	650	755
4.750% due 08/01/2028	2,100	2,502

Imperial Brands Finance PLC
3.125% due 07/26/2024	400	423
3.500% due 02/11/2023	200	209
3.875% due 07/26/2029	2,300	2,499

Intel Corp.
3.100% due 02/15/2060	1,500	1,637

International Paper Co.
5.150% due 05/15/2046	4,700	6,168

JetBlue Pass-Through Trust
4.000% due 05/15/2034	2,290	2,380

Johnson & Johnson
2.250% due 09/01/2050	1,900	1,881

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kansas City Southern
3.125% due 06/01/2026	$1,800	$1,890
4.200% due 11/15/2069	1,900	2,043
4.700% due 05/01/2048	4,300	4,786
4.950% due 08/15/2045	5,200	5,804

Kinder Morgan Energy Partners LP
6.500% due 09/01/2039	6,900	8,702
7.300% due 08/15/2033	3,000	4,086

KLA Corp.
3.300% due 03/01/2050	3,000	3,159

Kraft Heinz Foods Co.
6.500% due 02/09/2040	780	993
6.875% due 01/26/2039	600	804
7.125% due 08/01/2039	4,250	5,739

Las Vegas Sands Corp.
2.900% due 06/25/2025	1,900	1,896
3.500% due 08/18/2026	600	609
3.900% due 08/08/2029	1,300	1,304

Level 3 Financing, Inc.
3.400% due 03/01/2027	2,100	2,266
3.875% due 11/15/2029	1,000	1,085

Lockheed Martin Corp.
1.850% due 06/15/2030	900	938
2.800% due 06/15/2050	3,180	3,320

Marathon Oil Corp.
6.600% due 10/01/2037	700	721

Marriott International, Inc.
3.500% due 10/15/2032	5,600	5,539
4.000% due 04/15/2028	2,100	2,152

Marvell Technology Group Ltd.
4.200% due 06/22/2023	7,000	7,561
4.875% due 06/22/2028	500	604

Masco Corp.
3.500% due 11/15/2027	700	784
4.500% due 05/15/2047	1,000	1,170

Massachusetts Institute of Technology
4.678% due 07/01/2114	2,740	3,963

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	3,000	3,009
3.625% due 09/01/2049	960	1,078
3.800% due 04/01/2028	3,600	4,192
4.450% due 03/01/2047	1,000	1,243
4.450% due 09/01/2048	5,300	6,600

Memorial Health Services
3.447% due 11/01/2049	1,900	1,994

MGM China Holdings Ltd.
5.375% due 05/15/2024	1,000	1,033
5.875% due 05/15/2026	1,100	1,136

Moody’s Corp.
5.250% due 07/15/2044	8,000	10,977

Motorola Solutions, Inc.
2.300% due 11/15/2030	1,200	1,193

MPLX LP
2.650% due 08/15/2030	2,600	2,555
4.700% due 04/15/2048	1,500	1,522
4.800% due 02/15/2029	2,600	2,987
5.500% due 02/15/2049	1,060	1,188

New York and Presbyterian Hospital
2.256% due 08/01/2040	3,000	2,864
4.063% due 08/01/2056	900	1,161
4.763% due 08/01/2116	3,500	4,407

Norfolk Southern Corp.
3.155% due 05/15/2055	10,875	11,582

Northern Natural Gas Co.
4.300% due 01/15/2049	6,100	7,267

Northwell Healthcare, Inc.
4.260% due 11/01/2047	3,600	4,138

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	5,004	4,554

Novartis Capital Corp.
2.750% due 08/14/2050	1,950	2,100

NVR, Inc.
3.000% due 05/15/2030	1,900	2,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
4.300% due 06/18/2029	$800	$924
5.350% due 03/01/2026	1,600	1,894

NY Society for Relief of Ruptured & Crippled Maintaining Hosp Special Surgery
2.667% due 10/01/2050	3,390	3,227

ONEOK Partners LP
4.900% due 03/15/2025	1,200	1,316
6.125% due 02/01/2041	1,700	1,796

Oracle Corp.
3.600% due 04/01/2050	1,100	1,233
3.800% due 11/15/2037	2,800	3,288
3.850% due 04/01/2060	7,000	8,268
4.000% due 11/15/2047	1,100	1,306
4.300% due 07/08/2034	3,100	3,889
4.500% due 07/08/2044	900	1,137

Owens Corning
4.300% due 07/15/2047	1,100	1,211

Packaging Corp. of America
4.050% due 12/15/2049	2,300	2,751

PeaceHealth Obligated Group
4.787% due 11/15/2048	2,730	3,555

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	4,400	4,461

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	3,500	3,717
3.350% due 11/01/2029	700	745
4.450% due 01/29/2026	3,500	4,007

Pernod Ricard International Finance LLC
1.250% due 04/01/2028 (b)	1,600	1,586
1.625% due 04/01/2031 (b)	2,000	1,968
2.750% due 10/01/2050 (b)	500	490

Pertamina Persero PT
4.150% due 02/25/2060	2,400	2,388
4.175% due 01/21/2050	1,200	1,211
6.500% due 11/07/2048	1,700	2,270

QVC, Inc.
5.950% due 03/15/2043	3,300	3,153

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	850	992

Raytheon Technologies Corp.
4.450% due 11/16/2038	1,900	2,339

Rockies Express Pipeline LLC
4.800% due 05/15/2030	3,900	3,838
6.875% due 04/15/2040	4,700	4,915

Royalty Pharma PLC
1.750% due 09/02/2027	1,700	1,701
2.200% due 09/02/2030	1,840	1,833

S&P Global, Inc.
2.950% due 01/22/2027	200	224

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	2,400	2,607
5.000% due 03/15/2027	2,700	3,040
5.625% due 04/15/2023	700	767
5.750% due 05/15/2024	1,100	1,246
5.875% due 06/30/2026	5,900	6,983
6.250% due 03/15/2022	800	849

Salesforce.com, Inc.
3.700% due 04/11/2028	300	354

Sands China Ltd.
4.600% due 08/08/2023	800	855
5.125% due 08/08/2025	3,900	4,267
5.400% due 08/08/2028	500	558

Sasol Financing USA LLC
5.875% due 03/27/2024	1,400	1,355

Southern Co.
3.250% due 07/01/2026	500	558
4.250% due 07/01/2036	5,400	6,271

Southwest Airlines Co.
5.125% due 06/15/2027	400	437

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~	2,200	2,081
3.850% due 06/15/2026	1,300	1,222
4.600% due 06/15/2028	5,300	4,360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031	$434	$355

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	800	810
4.738% due 09/20/2029	2,700	2,928
5.152% due 09/20/2029	4,800	5,667

Suntory Holdings Ltd.
2.550% due 06/28/2022	1,300	1,339

Syngenta Finance NV
5.182% due 04/24/2028	4,300	4,739

T-Mobile USA, Inc.
2.050% due 02/15/2028	1,900	1,944
2.550% due 02/15/2031	1,600	1,660
3.875% due 04/15/2030	100	114
4.500% due 04/15/2050	3,700	4,454

Takeda Pharmaceutical Co. Ltd.
3.025% due 07/09/2040	2,000	2,075
3.175% due 07/09/2050	1,600	1,647

Teck Resources Ltd.
3.900% due 07/15/2030	3,180	3,333

Telefonica Emisiones S.A.
5.213% due 03/08/2047	5,000	5,948
7.045% due 06/20/2036	7,100	10,204

Tencent Holdings Ltd.
3.595% due 01/19/2028	4,000	4,408
3.975% due 04/11/2029	800	911

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030	3,660	3,796
7.000% due 10/15/2028	3,000	3,845
7.625% due 04/01/2037	4,720	6,299
8.375% due 06/15/2032	3,600	4,953

Texas Eastern Transmission LP
7.000% due 07/15/2032	3,250	4,400

Texas Health Resources
2.328% due 11/15/2050	1,400	1,307

Textron, Inc.
2.450% due 03/15/2031	2,980	2,958

Time Warner Cable LLC
5.875% due 11/15/2040	500	624
6.550% due 05/01/2037	7,250	9,646
6.750% due 06/15/2039	1,300	1,777
7.300% due 07/01/2038	1,225	1,735

Topaz Solar Farms LLC
4.875% due 09/30/2039	4,243	4,712

Total Capital International S.A.
2.986% due 06/29/2041	8,000	8,366
3.386% due 06/29/2060	2,600	2,735

Transcontinental Gas Pipe Line Co. LLC
4.000% due 03/15/2028	1,200	1,339
4.600% due 03/15/2048	2,000	2,282

Transurban Finance Co. Pty. Ltd.
4.125% due 02/02/2026	300	336

Trimble, Inc.
4.900% due 06/15/2028	4,700	5,550

Tyson Foods, Inc.
5.100% due 09/28/2048	1,700	2,346

U.S. Airways Pass-Through Trust
3.950% due 05/15/2027	3,886	3,210
4.625% due 12/03/2026	3,413	2,840
5.900% due 04/01/2026	2,205	2,166

Union Pacific Corp.
3.375% due 02/01/2035	1,200	1,388
3.750% due 02/05/2070	1,700	1,923

United Airlines Pass-Through Trust
2.700% due 11/01/2033	600	570
2.875% due 04/07/2030	607	579
3.100% due 04/07/2030	521	440
3.450% due 01/07/2030	337	281
4.000% due 10/11/2027	1,448	1,424
4.300% due 02/15/2027	10,191	9,865
4.550% due 08/25/2031	2,253	1,909

UnitedHealth Group, Inc.
3.125% due 05/15/2060	3,900	4,193
4.750% due 07/15/2045	5,700	7,715

82	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Notre Dame du Lac
3.394% due 02/15/2048	$7,000	$8,232

University of Southern California
3.841% due 10/01/2047	2,800	3,537

Vale Overseas Ltd.
3.750% due 07/08/2030	1,200	1,236

Valero Energy Corp.
4.000% due 04/01/2029	1,000	1,099

Valley Children’s Hospital
4.399% due 03/15/2048	2,000	2,325

VMware, Inc.
4.650% due 05/15/2027	2,100	2,450

Walt Disney Co.
3.375% due 11/15/2026	1,400	1,584
3.600% due 01/13/2051	7,700	8,704
3.800% due 05/13/2060	4,400	5,108
4.750% due 11/15/2046	700	914
5.400% due 10/01/2043	3,600	4,985
6.200% due 12/15/2034	2,000	2,948

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028	6,700	7,831

Woodside Finance Ltd.
3.700% due 09/15/2026	7,000	7,533
3.700% due 03/15/2028	2,500	2,663

WRKCo, Inc.
4.000% due 03/15/2028	2,700	3,103
4.650% due 03/15/2026	2,800	3,296
4.900% due 03/15/2029	900	1,111

Wyndham Destinations, Inc.
4.625% due 03/01/2030	700	677

Wynn Macau Ltd.
5.125% due 12/15/2029	800	769

Yale University
1.482% due 04/15/2030	1,100	1,114
2.402% due 04/15/2050	2,000	2,047

Yara International ASA
4.750% due 06/01/2028	4,600	5,388

Zimmer Biomet Holdings, Inc.
3.700% due 03/19/2023	600	641

Zoetis, Inc.
3.000% due 09/12/2027	2,200	2,435
3.900% due 08/20/2028	4,300	5,108

		1,058,286

UTILITIES 13.0%

AEP Texas, Inc.
2.100% due 07/01/2030	900	927
3.950% due 06/01/2028	2,500	2,892
4.150% due 05/01/2049	1,100	1,323
6.650% due 02/15/2033	1,800	2,490

Alabama Power Co.
1.450% due 09/15/2030	1,800	1,808
4.300% due 07/15/2048	2,000	2,564

American Transmission Systems, Inc.
5.000% due 09/01/2044	200	250

American Water Capital Corp.
3.750% due 09/01/2047	3,400	4,020
4.150% due 06/01/2049	5,000	6,283

AT&T, Inc.
3.100% due 02/01/2043	5,000	4,905
3.300% due 02/01/2052	1,960	1,836
3.500% due 09/15/2053	3,634	3,557
3.550% due 09/15/2055	493	474
3.650% due 09/15/2059	21,984	21,338
4.350% due 03/01/2029	1,800	2,116
4.500% due 05/15/2035	4,980	5,887
4.500% due 03/09/2048	227	260

Atmos Energy Corp.
1.500% due 01/15/2031 (b)	4,000	3,987

Avangrid, Inc.
3.800% due 06/01/2029	900	1,040

Bell Canada, Inc.
4.300% due 07/29/2049	3,900	4,809

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BG Energy Capital PLC
5.125% due 10/15/2041	$6,100	$7,831

British Telecommunications PLC
9.625% due 12/15/2030	730	1,171

Cleco Corporate Holdings LLC
3.743% due 05/01/2026	7,100	7,584

Cleveland Electric Illuminating Co.
4.550% due 11/15/2030	2,200	2,629

Consolidated Edison Co. of New York, Inc.
4.500% due 05/15/2058	2,500	3,243
4.625% due 12/01/2054	1,200	1,572

DTE Energy Co.
1.050% due 06/01/2025	1,900	1,906

Duke Energy Carolinas LLC
3.750% due 06/01/2045	2,000	2,362
4.000% due 09/30/2042	400	490

Duke Energy Corp.
3.400% due 06/15/2029	800	899

Duke Energy Florida LLC
3.800% due 07/15/2028	3,100	3,636
3.850% due 11/15/2042	4,600	5,480
6.350% due 09/15/2037	200	303

Duke Energy Ohio, Inc.
5.400% due 06/15/2033	110	138

Duke Energy Progress LLC
2.500% due 08/15/2050	3,970	3,851
6.300% due 04/01/2038	800	1,205

East Ohio Gas Co.
2.000% due 06/15/2030	800	830
3.000% due 06/15/2050	1,550	1,618

Edison International
3.125% due 11/15/2022	2,000	2,064
5.750% due 06/15/2027	700	774

Electricite de France S.A.
5.000% due 09/21/2048	300	389

Enel Finance International NV
2.875% due 05/25/2022	2,100	2,168
3.500% due 04/06/2028	6,300	7,030
3.625% due 05/25/2027	1,100	1,224

Entergy Texas, Inc.
1.750% due 03/15/2031 (b)	3,200	3,179

Exelon Corp.
5.100% due 06/15/2045	19,400	25,278

Florida Power & Light Co.
3.700% due 12/01/2047	1,100	1,338
3.950% due 03/01/2048	1,300	1,647
4.050% due 10/01/2044	1,805	2,278

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	7,100	7,106

Georgia Power Co.
3.700% due 01/30/2050	900	1,008

Indiana Michigan Power Co.
6.050% due 03/15/2037	800	1,133

Jersey Central Power & Light Co.
4.300% due 01/15/2026	800	916

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,871

Midwest Connector Capital Co. LLC
3.625% due 04/01/2022	1,000	1,008

Monongahela Power Co.
3.550% due 05/15/2027	1,100	1,217

National Grid USA
5.803% due 04/01/2035	120	157

New England Power Co.
3.800% due 12/05/2047	2,300	2,693

New York State Electric & Gas Corp.
1.950% due 10/01/2030	480	483
3.250% due 12/01/2026	8,900	10,019
3.300% due 09/15/2049	2,500	2,698

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	4,300	4,433
3.200% due 02/25/2022	5,900	6,129
5.650% due 05/01/2079 •	2,600	2,956

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Niagara Mohawk Power Corp.
1.960% due 06/27/2030	$1,770	$1,824
4.119% due 11/28/2042	3,500	4,292

NiSource, Inc.
0.950% due 08/15/2025	3,150	3,151

Northern States Power Co.
3.600% due 09/15/2047	6,300	7,489

Oglethorpe Power Corp.
3.750% due 08/01/2050	1,590	1,587
5.050% due 10/01/2048	7,000	8,285

Ohio Power Co.
5.850% due 10/01/2035	100	143

ONEOK, Inc.
4.550% due 07/15/2028	1,500	1,591
5.200% due 07/15/2048	12,400	11,950
6.000% due 06/15/2035	100	111

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,100	2,006
3.150% due 01/01/2026	2,000	2,055
3.300% due 08/01/2040	2,700	2,478
3.450% due 07/01/2025	1,000	1,048
3.500% due 08/01/2050	7,200	6,527
3.750% due 08/15/2042	400	372
3.950% due 12/01/2047	1,000	928
4.300% due 03/15/2045	500	490
4.500% due 07/01/2040	6,100	6,221
4.550% due 07/01/2030	890	967
4.600% due 06/15/2043	900	906
4.750% due 02/15/2044	100	102
4.950% due 07/01/2050	2,000	2,146

PacifiCorp
4.125% due 01/15/2049	10,100	12,606
5.750% due 04/01/2037	60	82
6.000% due 01/15/2039	2,040	2,938
6.100% due 08/01/2036	60	85

Pennsylvania Electric Co.
3.600% due 06/01/2029	3,300	3,722

Petrobras Global Finance BV
5.093% due 01/15/2030	6,188	6,510

Piedmont Natural Gas Co., Inc.
3.500% due 06/01/2029	1,900	2,169

Plains All American Pipeline LP
5.150% due 06/01/2042	1,200	1,134

PPL Capital Funding, Inc.
4.000% due 09/15/2047	6,500	7,488

Progress Energy, Inc.
7.750% due 03/01/2031	3,500	5,113

PT Perusahaan Listrik Negara
4.375% due 02/05/2050	3,800	3,961
4.875% due 07/17/2049	400	441
6.250% due 01/25/2049	2,600	3,399

Public Service Electric & Gas Co.
4.000% due 06/01/2044	5,700	6,848

San Diego Gas & Electric Co.
4.100% due 06/15/2049	4,600	5,580
4.150% due 05/15/2048	9,400	11,458

SES S.A.
3.600% due 04/04/2023	4,600	4,750
5.300% due 04/04/2043	3,800	3,922

Sierra Pacific Power Co.
6.750% due 07/01/2037	3,600	5,415

Sinopec Group Overseas Development Ltd.
4.125% due 09/12/2025	9,900	11,176

Southern California Edison Co.
3.400% due 06/01/2023	300	319
3.650% due 03/01/2028	200	220
3.650% due 02/01/2050	1,100	1,149
3.900% due 12/01/2041	500	514
3.900% due 03/15/2043	3,600	3,735
4.650% due 10/01/2043	1,800	2,080
6.000% due 01/15/2034	3,600	4,753
6.650% due 04/01/2029	900	1,117

Southern California Gas Co.
3.950% due 02/15/2050	1,600	1,952
4.125% due 06/01/2048	5,300	6,625

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031	$2,200	$2,182

Southwestern Electric Power Co.
6.200% due 03/15/2040	2,200	3,034

SP Group Treasury Pte Ltd.
3.375% due 02/27/2029	5,100	5,843

Transcanada Trust
5.300% due 03/15/2077 •	800	803

Verizon Communications, Inc.
4.522% due 09/15/2048	19,591	25,754
4.862% due 08/21/2046	5,100	6,999

Vodafone Group PLC
4.250% due 09/17/2050	400	465
4.875% due 06/19/2049	5,600	6,978

Washington Gas Light Co.
3.650% due 09/15/2049	1,600	1,824

Wisconsin Electric Power Co.
4.300% due 12/15/2045	3,600	4,341

		457,863

Total Corporate Bonds & Notes (Cost $2,040,663)		2,281,612

MUNICIPAL BONDS & NOTES 4.0%

CALIFORNIA 0.7%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	5,300	5,300

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	6,800	10,397

Napa Valley Unified School District, California General Obligation Bonds, (BABs), Series 2010
6.507% due 08/01/2043	900	1,370

Riverside, California Electric Revenue Bonds, (BABs), Series 2010
7.605% due 10/01/2040	1,400	2,340

Tulare County, California Revenue Bonds, Series 2018
4.109% due 06/01/2029	2,700	3,141

Tulare County, California Revenue Notes, Series 2018
4.009% due 06/01/2028	1,000	1,169

		23,717

COLORADO 0.1%

Colorado State Certificates of Participation Bonds, (BABs), Series 2009
6.650% due 09/15/2045	1,000	1,677

FLORIDA 0.1%

Miami-Dade County, Florida Aviation Revenue Notes, Series 2018
3.712% due 10/01/2027	3,000	3,317
3.762% due 10/01/2028	500	558

		3,875

GEORGIA 0.2%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.637% due 04/01/2057	5,240	7,814

ILLINOIS 0.7%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	10,900	14,949

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	500	714

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	100	111

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
2.857% due 01/01/2031	$4,400	$4,618
3.007% due 01/01/2033	5,030	5,305

		25,697

KANSAS 0.1%

Kansas Development Finance Authority Revenue Bonds, Series 2015
4.927% due 04/15/2045	2,600	3,599

MARYLAND 0.2%

Maryland Health & Higher Educational Facilities Authority Revenue Bonds, Series 2020
3.052% due 07/01/2040	5,000	5,114
3.197% due 07/01/2050	1,300	1,361

		6,475

MISSISSIPPI 0.1%

Mississippi Development Bank Revenue Bonds, (BABs), Series 2010
6.413% due 01/01/2040	3,100	4,641

NEW JERSEY 0.1%

Rutgers The State University of New Jersey Revenue Bonds, Series 2019
3.270% due 05/01/2043	1,500	1,663

NEW MEXICO 0.0%

New Mexico Hospital Equipment Loan Council Revenue Bonds, Series 2017
4.406% due 08/01/2046	1,000	1,217

NEW YORK 0.8%

Metropolitan Transportation Authority, New York Revenue Bonds, (BABs), Series 2009
7.336% due 11/15/2039	500	803

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Notes, Series 2018
3.480% due 08/01/2026	4,245	4,836

New York State Thruway Authority Revenue Bonds, Series 2019
2.900% due 01/01/2035	4,545	4,940

New York State Urban Development Corp. Revenue Notes, Series 2020
1.777% due 03/15/2028	7,700	7,773

Port Authority of New York & New Jersey Revenue Bonds, Series 2012
4.458% due 10/01/2062	7,500	9,613

		27,965

OHIO 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
7.834% due 02/15/2041	800	1,346

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	4,935	7,246

		8,592

PENNSYLVANIA 0.0%

Commonwealth Financing Authority, Pennsylvania Revenue Bonds, Series 2016
4.014% due 06/01/2033	600	704

TEXAS 0.5%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	5,450	7,314

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2020
2.246% due 11/01/2031	$1,300	$1,310

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	7,150	7,178

		15,802

WEST VIRGINIA 0.2%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	6,780	7,260

WISCONSIN 0.0%

Wisconsin State Revenue Notes, Series 2020
2.196% due 05/01/2027	1,000	1,064

Total Municipal Bonds & Notes (Cost $116,996)		141,762

U.S. GOVERNMENT AGENCIES 10.5%

Fannie Mae
0.000% due 03/23/2028 - 05/15/2030 (d)	43,912	39,138
0.235% due 07/25/2037 •	9	9
0.305% due 03/25/2036 •	2	2
0.375% due 08/25/2025 (l)	64,100	63,914
0.548% due 09/25/2032 •	4	3
0.798% due 08/25/2040 •	577	587
2.101% due 06/01/2035 •	483	486
2.358% due 01/25/2031 ~(a)	16,404	2,509
2.371% due 06/01/2043 •	75	76
2.507% due 06/01/2035 •	530	534
2.592% due 10/01/2035 •	105	106
2.618% due 04/01/2035 •	274	276
2.690% due 08/01/2035 •	30	32
2.721% due 09/01/2035 •	14	15
3.000% due 12/25/2046	1,294	1,334
3.141% due 05/25/2035 ~	266	272
3.250% due 11/01/2042	2,653	3,057
3.366% due 11/01/2034 •	405	429
3.371% due 12/01/2034 •	215	222
3.790% due 01/01/2029	4,200	4,860
3.819% due 12/01/2033 •	20	20
3.905% due 11/01/2035 •	2	2
3.990% due 01/01/2029	2,256	2,699
5.000% due 08/25/2033	41	47
5.500% due 04/25/2033 - 09/25/2035	5,132	6,490
5.900% due 07/25/2042	7	9
6.000% due 07/25/2031 - 03/25/2036	912	1,267
6.080% due 09/01/2028	1,800	2,517

Federal Farm Credit Bank
5.125% due 07/09/2029	500	682
5.750% due 12/07/2028	20	28

Freddie Mac
0.000% due 03/15/2031 (d)	11,600	10,117
0.552% due 01/15/2033 •	3	3
0.652% due 09/15/2030 •	1	1
2.219% due 10/25/2044 •	22	23
2.371% due 02/25/2045 •	69	70
2.623% due 06/01/2035 •	9	9
3.379% due 10/01/2035 •	19	20
3.535% due 04/01/2035 •	39	39
5.000% due 03/01/2038 - 12/01/2038	561	639
5.500% due 02/15/2024	41	43
6.000% due 06/15/2035 - 10/01/2037	497	672
6.500% due 10/25/2043	56	67

Ginnie Mae
2.875% due 05/20/2030 •	37	39
3.250% due 02/20/2049	2,316	2,839

Ginnie Mae, TBA
4.000% due 11/01/2050	100	106

84	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residual Funding Corp. STRIPS
0.000% due 01/15/2030 - 04/15/2030 (d)	$108,567	$97,246

Resolution Funding Corp. STRIPS
0.000% due 10/15/2027 - 07/15/2029 (a)	25,131	23,590

Small Business Administration
5.290% due 12/01/2027	181	196
5.510% due 11/01/2027	43	48

Uniform Mortgage-Backed Security
4.000% due 09/01/2048 - 02/01/2049	153	164
5.500% due 04/01/2031 - 04/01/2049	4,634	5,142

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	44,400	45,710
2.500% due 11/01/2050	1,600	1,675
3.000% due 11/01/2050	9,300	9,745
3.500% due 10/01/2050 - 11/01/2050	35,700	37,653
4.000% due 11/01/2050	50	53
4.500% due 10/01/2050	100	108

Total U.S. Government Agencies (Cost $323,028)		367,639

U.S. TREASURY OBLIGATIONS 79.2%

U.S. Treasury Bonds
1.125% due 05/15/2040 (j)	51,700	50,900
1.125% due 08/15/2040 (j)	194,350	190,751
1.250% due 05/15/2050 (j)	166,210	157,549
2.000% due 02/15/2050 (j)	993,820	1,124,337
2.250% due 08/15/2049 (j)	17,276	20,550
2.375% due 11/15/2049 (j)	875	1,069
2.500% due 02/15/2045 (j)	1,110	1,366
2.750% due 11/15/2042 (j)	1,000	1,281
2.875% due 08/15/2045 (j)	2,345	3,082
2.875% due 05/15/2049 (j)	405	542
3.000% due 11/15/2044 (j)	68,530	91,587
3.000% due 08/15/2048 (j)	7,990	10,892
3.125% due 02/15/2043 (j)	1,910	2,589
3.125% due 08/15/2044 (j)	29,590	40,272
3.625% due 02/15/2044 (j)	84,225	123,097
3.750% due 11/15/2043 (j)	6,137	9,118
4.250% due 11/15/2040 (j)	2,400	3,727
4.375% due 05/15/2040 (j)(n)	830	1,303
4.500% due 08/15/2039 (j)	2,000	3,163
4.750% due 02/15/2037 (j)	3,200	5,043
4.750% due 02/15/2041 (j)	2,480	4,092
6.250% due 05/15/2030	40	61

U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2022 (l)	8,096	8,239
0.125% due 07/15/2030 (j)	616	685
0.250% due 07/15/2029 (l)	770	861
0.375% due 01/15/2027 (l)	10,494	11,550
0.375% due 07/15/2027 (l)	4,723	5,252
0.500% due 01/15/2028 (j)(l)	19,871	22,306
0.750% due 07/15/2028 (j)	40,961	47,205
0.875% due 01/15/2029 (j)	10,752	12,528
1.000% due 02/15/2048 (j)	3,771	5,198
1.750% due 01/15/2028 (j)(l)	9,497	11,570
2.500% due 01/15/2029 (j)	26,968	35,237

U.S. Treasury Notes
0.375% due 04/30/2025 (l)	5,400	5,432
0.625% due 05/15/2030 (j)	100,000	99,656
1.500% due 02/15/2030 (j)	423,220	456,549
1.625% due 02/15/2026 (j)	5,100	5,455
1.625% due 09/30/2026 (j)	500	537
1.625% due 11/30/2026 (l)	2,540	2,731
1.875% due 06/30/2026 (l)	7,000	7,606
2.000% due 11/15/2026 (l)	8,800	9,661

U.S. Treasury STRIPS (d)
0.000% due 05/15/2034 (a)(j)(l)	71,900	61,984
0.000% due 08/15/2034 (a)(j)	32,970	28,286
0.000% due 05/15/2035 (a)(l)	32,500	27,522
0.000% due 11/15/2036 (a)(j)	37,600	30,919
0.000% due 08/15/2037 (a)(l)	8,900	7,215
0.000% due 08/15/2040 (d)(l)	5,930	4,652

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2044 (d)(l)	$15,400	$10,984
0.000% due 08/15/2044 (d)	18,300	12,978
0.000% due 11/15/2044 (d)	11,350	8,008

Total U.S. Treasury Obligations (Cost $2,693,169)		2,787,177

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Adjustable Rate Mortgage Trust
3.411% due 10/25/2035 ~	1,129	1,036

American Home Mortgage Assets Trust
0.268% due 10/25/2046 •	121	108
1.939% due 11/25/2046 •	1,731	755

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	5	5

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •	7,000	6,755
1.352% due 03/15/2034 •	2,400	2,274

Banc of America Funding Trust
3.676% due 05/25/2035 ~	7	7
3.895% due 02/20/2036 ~	295	286
4.199% due 01/20/2047 ^~	29	28

Banc of America Mortgage Trust
3.146% due 08/25/2035 ^~	725	707

Barclays Commercial Mortgage Securities Trust
4.197% due 08/10/2035	2,500	2,833
5.122% due 08/10/2035 ~	8,700	9,537

Bear Stearns Adjustable Rate Mortgage Trust
2.410% due 10/25/2035 •	43	43
2.781% due 11/25/2030 ~	40	39
3.195% due 11/25/2034 ~	22	21
3.874% due 05/25/2047 ^~	874	845
3.885% due 02/25/2034 ~	6	6
4.000% due 05/25/2034 ~	1	1

Bear Stearns ALT-A Trust
0.468% due 08/25/2036 ^•	3,685	3,279
3.191% due 11/25/2036 ^~	1,634	1,077
3.251% due 09/25/2035 ^~	3,186	2,516
3.413% due 11/25/2036 ~	163	125

BWAY Mortgage Trust
3.454% due 03/10/2033	7,280	7,855

Chase Mortgage Finance Trust
3.650% due 03/25/2037 ^~	289	281
5.500% due 11/25/2035	2,696	2,556

ChaseFlex Trust
0.428% due 05/25/2037 •	5,907	5,541

Citigroup Mortgage Loan Trust
0.218% due 01/25/2037 •	38	33
0.948% due 08/25/2035 ^•	190	173
2.530% due 10/25/2035 •	25	25
3.258% due 04/25/2066 ~	1,129	1,144

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	38	39
3.840% due 09/25/2035 •	69	72

Commercial Mortgage Trust
3.140% due 10/10/2036	4,300	4,615
3.942% due 04/10/2033 ~	7,300	7,689

Countrywide Alternative Loan Trust
0.338% due 09/25/2046 ^•	851	797
0.351% due 12/20/2046 ^•	721	601
0.358% due 05/25/2036 •	4,758	4,207
0.366% due 03/20/2046 •	177	150
0.428% due 02/25/2037 •	74	66
0.476% due 12/20/2035 •	728	674
5.500% due 09/25/2035 ^	1,839	1,762
5.500% due 10/25/2035	3,965	3,243
5.500% due 11/25/2035	671	555
5.500% due 03/25/2036 ^	82	56
6.250% due 08/25/2037 ^	138	109

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	73	64
0.788% due 03/25/2035 •	197	171
2.195% due 02/20/2036 ^•	55	48
2.982% due 04/20/2035 ~	5	5
3.020% due 08/25/2034 ^~	12	12
3.049% due 08/25/2034 ^~	20	21

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.177% due 11/20/2034 ~	$12	$12
3.377% due 11/25/2037 ~	609	586
3.597% due 02/20/2035 ~	11	11
3.735% due 11/25/2034 ~	69	69
3.793% due 02/20/2036 ^•	137	133
5.250% due 05/25/2035	126	109

Countrywide Home Loan Reperforming REMIC Trust
0.568% due 07/25/2036 •	2,952	2,673

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	12	12

Credit Suisse Mortgage Capital Certificates
0.345% due 11/27/2036 •	4,622	4,620

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	2,891	2,912
3.120% due 12/26/2059 ~	779	786

DBUBS Mortgage Trust
1.501% due 07/12/2044 •	426	426

DLJ Mortgage Acceptance Corp.
4.800% due 11/25/2023 ~	3	3

Downey Savings & Loan Association Mortgage Loan Trust
0.416% due 08/19/2045 •	90	85

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~	15	13
4.287% due 12/25/2034 ~	3	3

GCAT LLC
2.981% due 09/25/2025 «þ	3,100	3,101

GS Mortgage Securities Trust
2.777% due 10/10/2049	2,720	2,869
3.722% due 10/10/2049 ~	5,225	5,050

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	524	427

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~	6	6
3.681% due 09/25/2035 ~	31	32

HarborView Mortgage Loan Trust
0.336% due 07/19/2046 ^•	1,685	974
0.346% due 01/19/2038 •	496	451
0.361% due 12/19/2036 •	3,394	2,989
0.636% due 03/19/2036 ^•	137	126
3.340% due 07/19/2035 ^~	25	25

IndyMac Mortgage Loan Trust
0.348% due 06/25/2046 •	531	463
3.399% due 04/25/2037 ^~	190	168
3.456% due 04/25/2037 ~	128	119
3.716% due 12/25/2034 ~	14	14

JPMorgan Chase Commercial Mortgage Securities Trust
3.379% due 09/15/2050	3,600	3,838

JPMorgan Mortgage Trust
1.048% due 11/25/2049 •	2,880	2,891
1.048% due 12/25/2049 •	1,378	1,377
3.358% due 02/25/2035 ~	3	3
3.604% due 07/25/2035 ~	1,509	1,486
3.629% due 01/25/2037 ^~	30	28

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	1,922	1,932

Lehman XS Trust
0.328% due 12/25/2036 •	1,610	1,589

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •	523	470
3.230% due 11/21/2034 ~	67	68

MASTR Alternative Loan Trust
5.500% due 01/25/2025	39	39

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	31	31

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	42	41

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •	187	183
2.847% due 05/25/2033 ~	15	15
3.375% due 07/25/2034 ~	88	88

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.418% due 02/25/2034 ~		$7	$7
3.868% due 05/25/2033 ~		6	6

Morgan Stanley Bank of America Merrill Lynch Trust
2.729% due 09/15/2049		3,100	3,270

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~		3,500	3,795

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		7,223	7,645

New Residential Mortgage Loan Trust
4.500% due 05/25/2058 ~		3,440	3,727

Nomura Asset Acceptance Corp. Alternative Loan Trust
6.159% due 05/25/2036 ~		14,553	4,953

Prime Mortgage Trust
0.548% due 02/25/2034 •		2	2

Residential Accredit Loans, Inc. Trust
0.358% due 04/25/2046 •		204	81
6.000% due 06/25/2036 ^		8,084	7,696
6.000% due 08/25/2036 ^		1,073	1,051

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•		219	60
0.598% due 04/25/2035 ^•		58	36

Structured Adjustable Rate Mortgage Loan Trust
0.368% due 05/25/2037 •		149	140
0.468% due 10/25/2035 •		49	47
2.419% due 01/25/2035 ^•		55	51
3.239% due 08/25/2035 ~		20	20
3.339% due 12/25/2034 ~		81	81

Structured Asset Mortgage Investments Trust
0.358% due 04/25/2036 •		503	430
0.368% due 05/25/2036 •		160	135
0.406% due 07/19/2035 •		29	28
0.428% due 02/25/2036 ^•		411	383
0.458% due 12/25/2035 ^•		5	5
0.816% due 10/19/2034 •		18	18

Structured Asset Securities Corp.
3.275% due 12/25/2033 ~		13	13

TBW Mortgage-Backed Trust
6.000% due 07/25/2036		6,228	4,390

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	18,528	23,971

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		$47	46
0.438% due 10/25/2045 •		673	665
0.458% due 01/25/2045 •		34	33
0.518% due 05/25/2034 •		486	414
1.719% due 02/25/2047 ^•		476	439
1.719% due 03/25/2047 ^•		280	284
1.749% due 01/25/2047 •		2	2
1.779% due 04/25/2047 •		1,112	1,025
2.019% due 08/25/2046 •		1,284	1,252
2.182% due 05/25/2046 •		35	32
2.182% due 08/25/2046 •		8,270	7,766
2.182% due 09/25/2046 •		17	17
2.182% due 10/25/2046 •		5	4
2.182% due 11/25/2046 •		56	53
2.419% due 08/25/2042 •		1	1
3.306% due 07/25/2037 ^~		27	27
3.371% due 12/25/2036 ^~		252	247
3.627% due 02/25/2037 ^~		293	282
3.833% due 03/25/2034 ~		107	110

Washington Mutual Mortgage Pass-Through Certificates Trust
1.989% due 05/25/2046 ^•		440	367

Worldwide Plaza Trust
3.526% due 11/10/2036		3,300	3,637

Total Non-Agency Mortgage-Backed Securities (Cost $192,064)			196,937

ASSET-BACKED SECURITIES 3.7%

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		222	221

Asset-Backed Securities Corp. Home Equity Loan Trust
1.993% due 05/25/2035 •		4,818	4,691

Barings BDC Static CLO Ltd.
1.295% due 04/15/2027 •		1,453	1,452

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Asset-Backed Securities Trust
3.444% due 07/25/2036 ~		$62	$62
3.811% due 10/25/2036 ~		21	21

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		500	500

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		9	8

Countrywide Asset-Backed Certificates
0.288% due 06/25/2047 ^•		1,099	1,013
0.388% due 04/25/2037 •		597	493
1.048% due 02/25/2036 •		1,133	1,126

Countrywide Asset-Backed Certificates Trust
1.398% due 07/25/2035 •		100	87

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		22	17
1.048% due 07/25/2035 •		489	485
3.846% due 04/25/2037 þ		454	461

Credit-Based Asset Servicing & Securitization Trust
0.218% due 01/25/2037 ^•		30	12

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		3,060	3,029

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		3,055	3,032

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •		1,514	1,464

Encore Credit Receivables Trust
0.808% due 07/25/2035 •		4,302	4,281

First Franklin Mortgage Loan Trust
1.198% due 09/25/2033 •		6,793	6,735

First NLC Trust
0.218% due 08/25/2037 •		18	11

Fremont Home Loan Trust
1.213% due 06/25/2035 •		5,100	5,037

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		5,642	5,604

Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	4,123	3,018

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •		$1	1

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •		1,300	1,295

GSAMP Trust
0.218% due 12/25/2036 •		7	4
0.288% due 11/25/2036 •		23,536	14,784
0.288% due 12/25/2036 •		1,974	1,234
0.298% due 08/25/2036 •		2,298	2,272
0.308% due 04/25/2036 •		286	231
0.348% due 11/25/2036 •		238	152
0.348% due 01/25/2047 •		7,162	4,840
0.418% due 03/25/2047 •		1,306	1,222

Horizon Aircraft Finance Ltd.
4.458% due 12/15/2038		2,308	2,203

JPMorgan Mortgage Acquisition Corp.
0.628% due 12/25/2035 •		400	395

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		990	1,002

Lehman ABS Mortgage Loan Trust
0.238% due 06/25/2037 •		16	12

Long Beach Mortgage Loan Trust
0.303% due 08/25/2036 •		507	337
0.708% due 10/25/2034 •		5	4

M360 Advisors LLC
4.395% due 07/24/2028		319	319

MASTR Asset-Backed Securities Trust
0.368% due 11/25/2036 •		3,445	2,613
0.973% due 10/25/2034 •		4,327	4,259

MASTR Specialized Loan Trust
0.408% due 02/25/2036 •		4,156	4,011

MESA Trust
0.948% due 12/25/2031 •		19	19

Morgan Stanley ABS Capital, Inc. Trust
0.478% due 02/25/2037 •		5,356	3,477

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nassau Ltd.
2.383% due 07/20/2029 •		$4,500	$4,509

New Century Home Equity Loan Trust
0.888% due 08/25/2034 •		13	12
1.228% due 01/25/2034 •		205	198
4.714% due 08/25/2035 þ		73	74

NovaStar Mortgage Funding Trust
0.318% due 01/25/2037 •		7,300	3,360

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024		1,423	1,441

Option One Mortgage Loan Trust
0.883% due 05/25/2035 •		1,000	971

Palmer Square CLO Ltd.
1.130% due 08/15/2026 •		1,816	1,813

Residential Asset Securities Corp. Trust
0.368% due 02/25/2037 •		2,100	1,960

SBA Tower Trust
3.869% due 10/15/2049 þ		3,250	3,432

Securitized Asset-Backed Receivables LLC Trust
0.278% due 05/25/2037 ^•		48	40

SLM Student Loan Trust
1.745% due 04/25/2023 •		3,705	3,639

Soundview Home Loan Trust
0.228% due 06/25/2037 •		11	9
0.258% due 01/25/2037 •		4,731	4,101
0.318% due 07/25/2037 •		453	396

Structured Asset Investment Loan Trust
1.873% due 11/25/2034 •		2,253	2,165

Structured Asset Securities Corp. Mortgage Loan Trust
0.308% due 10/25/2036 •		6,022	5,706

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		1,730	1,733

Wells Fargo Home Equity Asset-Backed Securities Trust
0.378% due 04/25/2037 •		826	802
0.418% due 07/25/2036 •		2,597	2,577

Zais CLO Ltd.
1.425% due 04/15/2028 •		4,762	4,761

Total Asset-Backed Securities (Cost $128,396)			131,245

SOVEREIGN ISSUES 3.6%

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		1,644	686
0.125% due 07/09/2035 þ		7,625	2,867
1.000% due 07/09/2029		386	176

Colombia Government International Bond
7.375% due 09/18/2037		720	1,016

Dominican Republic International Bond
4.875% due 09/23/2032		800	798
5.875% due 01/30/2060		7,100	6,745

Indonesia Government International Bond
1.400% due 10/30/2031	EUR	3,300	3,791
4.750% due 07/18/2047		$6,800	8,309

Israel Government International Bond
3.250% due 01/17/2028		3,800	4,339
3.375% due 01/15/2050		8,800	9,784

Mexico Government International Bond
4.500% due 01/31/2050		5,707	6,035
4.600% due 01/23/2046		3,335	3,589
5.750% due 10/12/2110		10,400	12,036

Peru Government International Bond
5.400% due 08/12/2034	PEN	600	175
5.940% due 02/12/2029		17,450	5,692
6.150% due 08/12/2032		9,500	3,026
6.350% due 08/12/2028		3,000	1,005
6.950% due 08/12/2031		15,000	5,096
8.200% due 08/12/2026		27,100	9,989

Perusahaan Penerbit SBSN Indonesia
4.450% due 02/20/2029		$5,500	6,362

Qatar Government International Bond
3.875% due 04/23/2023		4,500	4,839

Saudi Government International Bond
3.750% due 01/21/2055		8,100	8,786
4.500% due 04/22/2060		1,300	1,616

86	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

South Africa Government International Bond
8.250% due 03/31/2032	ZAR	17,600	$901

Spain Government International Bond
5.150% due 10/31/2044	EUR	8,800	19,828

Total Sovereign Issues (Cost $116,934)			127,486

		SHARES
PREFERRED SECURITIES 1.7%

BANKING & FINANCE 0.3%

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(f)		1,100,000	1,129

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(f)		900,000	902

JPMorgan Chase & Co.
6.100% due 10/01/2024 •(f)		2,000,000	2,104

Northern Trust Corp.
4.600% due 10/01/2026 •(f)		4,900,000	5,145

			9,280

INDUSTRIALS 0.3%

General Electric Co.
5.000% due 01/21/2021 •(f)		2,000,000	1,597

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (f)		10,000,000	10,112

			11,709

	SHARES	MARKET VALUE (000S)
UTILITIES 1.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(f)(h)	1,128,057	$30,516

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(f)	3,616,000	3,677

Entergy Louisiana LLC
4.700% due 06/01/2063	20,000	504

Entergy Texas, Inc.
5.625% due 06/01/2064	156,000	3,930

		38,627

Total Preferred Securities (Cost $59,143)		59,616

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.3%

CERTIFICATES OF DEPOSIT 0.2%

Lloyds Bank Corporate Markets PLC
0.768% (US0003M + 0.500%) due 10/26/2020 ~	$6,600	6,602

REPURCHASE AGREEMENTS (i) 0.1%
		1,890

Total Short-Term Instruments (Cost $8,490)		8,492

Total Investments in Securities (Cost $5,682,733)		6,105,811

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short Asset Portfolio	6,142,239	$61,502

PIMCO Short-Term Floating NAV Portfolio III	3,002,225	29,605

Total Short-Term Instruments (Cost $91,097)		91,107

Total Investments in Affiliates (Cost $91,097)		91,107

Total Investments 176.1% (Cost $5,773,830)		$6,196,918

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $9,663)		8,057

Other Assets and Liabilities, net (76.3)%		(2,685,639)

Net Assets 100.0%		$3,519,336

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security is not accruing income as of the date of this report.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 30,512	$30,516	0.87%
Morgan Stanley	7.500	04/02/2032	05/06/2020	3,128	3,309	0.09

				$ 33,640	$33,825	0.96%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,890	U.S. Treasury Notes 1.750% due 07/31/2021	$(1,928)	$1,890	$1,890

Total Repurchase Agreements						$(1,928)	$1,890	$1,890

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
AZD	0.170%	09/09/2020	10/08/2020	$(122,907)	$(122,920)
BOM	0.170	09/10/2020	10/13/2020	(119,587)	(119,599)
BOS	0.080	09/30/2020	10/06/2020	(686)	(686)
	0.120	09/16/2020	11/16/2020	(270,312)	(270,326)
	0.130	09/10/2020	10/08/2020	(25,098)	(25,100)
	0.170	09/08/2020	10/08/2020	(18,060)	(18,062)
	0.170	09/09/2020	10/09/2020	(3,096)	(3,096)
	0.170	09/17/2020	10/01/2020	(36,423)	(36,425)
	0.170	09/21/2020	10/05/2020	(38,544)	(38,546)
BSN	0.180	09/03/2020	10/13/2020	(18,801)	(18,803)
	0.180	09/04/2020	10/13/2020	(31,650)	(31,654)
GRE	0.120	09/30/2020	10/01/2020	(103,386)	(103,386)
	0.170	09/15/2020	10/15/2020	(54,159)	(54,163)
IND	0.170	09/16/2020	10/16/2020	(17,627)	(17,628)
JPS	0.025	08/14/2020	10/20/2020	(1,646)	(1,646)
	0.110	08/11/2020	10/15/2020	(740,828)	(740,943)
	0.110	08/13/2020	10/15/2020	(66,987)	(66,998)
	0.110	08/31/2020	10/15/2020	(39,716)	(39,720)
	0.110	09/08/2020	10/15/2020	(11,539)	(11,540)
	0.110	10/01/2020	10/15/2020	(11,747)	(11,747)
	0.130	08/27/2020	10/15/2020	(311,326)	(311,365)
SGY	0.130	08/20/2020	10/15/2020	(26,923)	(26,927)
	0.130	09/01/2020	10/15/2020	(29,241)	(29,244)
	0.130	09/30/2020	10/07/2020	(46,516)	(46,516)
	0.150	09/22/2020	10/22/2020	(15,896)	(15,897)
	0.150	10/01/2020	11/02/2020	(34,207)	(34,207)
STR	0.150	10/01/2020	10/02/2020	(107,953)	(107,953)
	0.160	09/30/2020	10/01/2020	(108,688)	(108,689)

Total Reverse Repurchase Agreements					$(2,413,786)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
BCY	0.060%	09/30/2020	10/01/2020	$(49,903)	$(49,904)
	0.130	09/29/2020	10/05/2020	(53,558)	(53,558)
BOS	0.040	09/24/2020	10/01/2020	(110,212)	(110,213)
	0.100	09/21/2020	10/19/2020	(135,345)	(135,348)
BPG	0.220	08/18/2020	10/20/2020	(1,094)	(1,094)
TDL	0.180	09/30/2020	10/01/2020	(13,233)	(13,234)
	0.190	08/20/2020	10/08/2020	(5,975)	(5,976)

Total Sale-Buyback Transactions					$(369,327)

88	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$0	$(122,920)	$0	$(122,920)	$123,508	$588
BOM	0	(119,599)	0	(119,599)	118,215	(1,384)
BOS	0	(392,241)	0	(392,241)	389,247	(2,994)
BSN	0	(50,457)	0	(50,457)	50,204	(253)
FICC	1,890	0	0	1,890	(1,928)	(38)
GRE	0	(157,549)	0	(157,549)	158,817	1,268
IND	0	(17,628)	0	(17,628)	17,595	(33)
JPS	0	(1,183,959)	0	(1,183,959)	1,155,186	(28,773)
RYL	0	0	0	0	(2,630)	(2,630)
SGY	0	(152,791)	0	(152,791)	151,781	(1,010)
STR	0	(216,642)	0	(216,642)	109,614	(107,028)

Master Securities Forward Transaction Agreement
BCY	0	0	(103,462)	(103,462)	102,303	(1,159)
BOS	0	0	(245,561)	(245,561)	243,406	(2,155)
BPG	0	0	(1,094)	(1,094)	1,083	(11)
TDL	0	0	(19,210)	(19,210)	18,948	(262)

Total Borrowings and Other Financing Transactions	$1,890	$(2,413,786)	$(369,327)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,646)	$0	$0	$(1,646)
U.S. Treasury Obligations	(248,500)	(1,739,407)	(270,326)	0	(2,258,233)

Total	$(248,500)	$(1,741,053)	$(270,326)	$0	$(2,259,879)

Sale-Buyback Transactions
U.S. Treasury Obligations	(173,350)	(195,977)	0	0	(369,327)

Total	$(173,350)	$(195,977)	$0	$0	$(369,327)

Total Borrowings	$(421,850)	$(1,937,030)	$(270,326)	$0	$(2,629,206)

Payable for reverse repurchase agreements and sale-buyback financing transactions (4)					$(2,629,206)

(j)	Securities with an aggregate market value of $2,615,089 and cash of $29,934 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(2,374,749) at a weighted average interest rate of 0.136%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $8 of deferred price drop.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(153,907) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	263	$	45,507	$682	$167	$(157)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	1,874	$	(414,081)	$(155)	$15	$0
U.S. Treasury 5-Year Note December Futures	12/2020	6,146		(774,588)	(1,034)	624	0
U.S. Treasury 10-Year Note December Futures	12/2020	531		(74,091)	(196)	133	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	2,206		(352,788)	(563)	1,001	(10)
U.S. Treasury 30-Year Bond December Futures	12/2020	4,121		(726,455)	6,103	3,863	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	249		(55,231)	221	454	(11)

					$4,376	$6,090	$(21)

Total Futures Contracts					$5,058	$6,257	$(178)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Koninklijke KPN N.V.	(1.000)%	Quarterly	12/20/2023	0.404%	EUR	1,400	$5	$(37)	$(32)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	4,000	$26	$(19)	$7	$0	$0
Boeing Co.	1.000	Quarterly	12/20/2020	2.671		2,900	17	(27)	(10)	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.840		200	26	(13)	13	0	0

							$69	$(59)	$10	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	465	$18	$(4)	$14	$0	$0
CDX.IG-27 5-Year Index	(1.000)	Quarterly	12/20/2021		130,600	(2,918)	2,491	(427)	0	(74)
CDX.IG-28 5-Year Index	(1.000)	Quarterly	06/20/2022		171,000	(3,621)	3,089	(532)	0	(115)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		60,000	(185)	(338)	(523)	0	(36)
iTraxx Europe Main 29 5-Year Index	(1.000)	Quarterly	06/20/2023	EUR	23,900	(627)	191	(436)	0	(8)

						$(7,333)	$5,429	$(1,904)	$0	$(233)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.220%	Semi-Annual	03/03/2025	CAD	2,300	$0	$39	$39	$0	$(1)
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		1,700	0	32	32	0	(1)
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		600	0	12	12	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		24,300	30	396	426	0	(7)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,200	50	25	75	0	(1)
Pay	3-Month USD-LIBOR	2.450	Semi-Annual	05/13/2022	$	174,800	526	7,378	7,904	23	0
Receive(6)	3-Month USD-LIBOR	3.000	Semi-Annual	02/04/2023		398,100	(438)	(21,703)	(22,141)	33	0
Pay	3-Month USD-LIBOR	2.740	Semi-Annual	12/05/2023		106,700	(507)	9,875	9,368	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		38,600	(152)	(1,642)	(1,794)	30	0
Pay	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		26,400	3,280	1,909	5,189	0	(66)
Receive	3-Month USD-LIBOR	1.620	Semi-Annual	02/25/2030		44,900	(94)	(3,849)	(3,943)	113	0
Receive	3-Month USD-LIBOR	0.958	Semi-Annual	03/31/2030		52,500	(147)	(1,155)	(1,302)	136	0
Receive	3-Month USD-LIBOR	2.510	Semi-Annual	05/13/2030		35,100	(413)	(5,934)	(6,347)	91	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		155,100	16,858	(32,221)	(15,363)	2,115	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021	MXN	29,700	0	44	44	0	0

							$18,993	$(46,794)	$(27,801)	$2,541	$(87)

Total Swap Agreements							$11,734	$(41,461)	$(29,727)	$2,542	$(321)

90	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$6,257	$2,542	$8,799	$0	$(178)	$(321)	$(499)

(l)

Securities with an aggregate market value of $73,543 and cash of $4,499 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020		$19,400	JPY	2,069,329	$231	$0

BPS	10/2020	EUR	2,322		$2,756	34	0
	10/2020	RUB	8,373		117	10	0

BRC	10/2020		$3,361	MXN	73,225	0	(57)
	11/2020	JPY	222,200		$2,099	0	(9)
	12/2020		$5,574	MXN	123,296	0	(41)

CBK	10/2020	CAD	508		$386	5	0
	10/2020	PEN	53,208		15,015	249	0
	10/2020		$1,667	PEN	5,902	0	(29)
	11/2020	PEN	14,659		$4,134	66	0
	11/2020	SEK	250		29	1	0
	11/2020	ZAR	3,494		208	1	0
	03/2021	PEN	5,198		1,451	11	0

DUB	10/2020		16,855		4,801	124	0
	10/2020		$4,708	PEN	16,855	0	(31)
	03/2021	PEN	16,855		$4,700	28	0

GLM	10/2020	RUB	5,893		82	6	0

HUS	10/2020	CAD	1,180		898	12	0
	10/2020	PEN	5,903		1,663	25	0
	10/2020		$10,235	EUR	8,590	0	(164)
	10/2020		14,999	PEN	53,208	0	(234)
	11/2020	GBP	19,649		$25,697	337	0
	11/2020		$17,718	JPY	1,878,600	103	0
	11/2020	ZAR	3,776		$225	1	0
	01/2021	PEN	53,208		14,977	218	0
	03/2021		$1,659	PEN	5,902	0	(23)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	11/2020	ZAR	7,499		$443	$0	$(3)

SCX	11/2020		$7,355	EUR	6,268	0	(1)
	12/2020	IDR	1,568,590		$105	0	0

SSB	10/2020	MXN	73,225		3,424	119	0
	03/2021		$3,369	MXN	73,225	0	(117)

TOR	10/2020	CAD	1,975		$1,510	27	0

Total Forward Foreign Currency Contracts						$1,608	$(709)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900%	10/21/2020	12,100	$ (12)	$ (28)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	12,100	(21)	(34)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	14,400	(11)	(25)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	3,700	(4)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	23,900	(66)	(142)

BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	24,700	(57)	(49)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	13,800	(24)	(58)

FBF	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	29,800	(33)	(18)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	29,800	(33)	(61)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	7,700	(12)	(11)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	5,600	(36)	(36)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	13,300	(15)	(57)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	13,600	(27)	(57)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	29,800	(48)	(61)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,300	(12)	(35)

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	20,600	(16)	(20)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	19,600	(35)	(36)

						$(462)	$ (741)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	5,000	$(37)	$(20)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	15,100	(111)	(108)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	14,200	(60)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	15,700	(51)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	8,600	(28)	(1)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	4,100	(8)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	11,000	(46)	(14)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	14,400	(81)	(65)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	10,800	(47)	(104)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	11,000	(27)	(19)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	14,500	(52)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	10,400	(35)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	11,300	(35)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	2,500	(7)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	17,200	(86)	(36)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	17,200	(101)	(10)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	14,500	(34)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	4,000	(15)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	5,000	(19)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	4,000	(8)	(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	5,000	(9)	(9)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	4,100	(8)	0

					$(905)	$(445)

Total Written Options					$(1,367)	$(1,186)

92	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	12/20/2021	1.118%	$200	$(18)	$18	$0	$0

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.118	400	(34)	34	0	0

DUB	Telstra Corp. Ltd.	1.000	Quarterly	06/20/2021	0.112	2,300	32	(16)	16	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	6,800	(195)	234	39	0

JPM	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.118	500	(42)	41	0	(1)

UAG	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.118	8,630	(447)	437	0	(10)

Total Swap Agreements							$(704)	$748	$55	$(11)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$231	$0	$0	$231	$0	$(62)	$0	$(62)	$169	$(310)	$(141)
BPS	44	0	0	44	0	(180)	0	(180)	(136)	0	(136)
BRC	0	0	0	0	(107)	(49)	0	(156)	(156)	0	(156)
CBK	333	0	0	333	(29)	0	0	(29)	304	(330)	(26)
DUB	152	0	16	168	(31)	(58)	0	(89)	79	(90)	(11)
FAR	0	0	0	0	0	(130)	0	(130)	(130)	0	(130)
FBF	0	0	0	0	0	(90)	0	(90)	(90)	0	(90)
GLM	6	0	0	6	0	0	0	0	6	0	6
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	39	39	0	(211)	0	(211)	(172)	0	(172)
HUS	696	0	0	696	(421)	0	0	(421)	275	(560)	(285)
JPM	0	0	0	0	(3)	(349)	(1)	(353)	(353)	221	(132)
MYC	0	0	0	0	0	(56)	0	(56)	(56)	0	(56)
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SSB	119	0	0	119	(117)	0	0	(117)	2	0	2
TOR	27	0	0	27	0	0	0	0	27	0	27
UAG	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)

Total Over the Counter	$1,608	$0	$55	$1,663	$(709)	$(1,186)	$(11)	$(1,906)

(n)

Securities with an aggregate market value of $221 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$6,257	$6,257
Swap Agreements	0	1	0	0	2,541	2,542

	$0	$1	$0	$0	$8,798	$8,799

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,608	$0	$1,608
Swap Agreements	0	55	0	0	0	55

	$0	$55	$0	$1,608	$0	$1,663

	$0	$56	$0	$1,608	$8,798	$10,462

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$178	$178
Swap Agreements	0	234	0	0	87	321

	$0	$234	$0	$0	$265	$499

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$709	$0	$709
Written Options	0	741	0	0	445	1,186
Swap Agreements	0	11	0	0	0	11

	$0	$752	$0	$709	$445	$1,906

	$0	$986	$0	$709	$710	$2,405

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(584)	$(584)
Written Options	0	0	0	0	181	181
Futures	0	0	0	0	(96,850)	(96,850)
Swap Agreements	0	(1,966)	0	0	(11,230)	(13,196)

	$0	$(1,966)	$0	$0	$(108,483)	$(110,449)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(828)	$0	$(828)
Purchased Options	0	0	0	0	(24)	(24)
Written Options	0	39	0	0	1,122	1,161
Swap Agreements	0	(4,357)	0	0	0	(4,357)

	$0	$(4,318)	$0	$(828)	$1,098	$(4,048)

	$0	$(6,284)	$0	$(828)	$(107,385)	$(114,497)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$261	$261
Written Options	0	0	0	0	1,444	1,444
Futures	0	0	0	0	88,125	88,125
Swap Agreements	0	(1,832)	0	0	21,207	19,375

	$0	$(1,832)	$0	$0	$111,037	$109,205

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$750	$0	$750
Purchased Options	0	0	0	0	(6,635)	(6,635)
Written Options	0	(107)	0	0	5,881	5,774
Swap Agreements	0	4,997	0	0	0	4,997

	$0	$4,890	$0	$750	$(754)	$4,886

	$0	$3,058	$0	$750	$110,283	$114,091

94	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,740	$1,105	$3,845
Corporate Bonds & Notes
Banking & Finance	0	765,463	0	765,463
Industrials	0	1,058,286	0	1,058,286
Utilities	0	457,863	0	457,863
Municipal Bonds & Notes
California	0	23,717	0	23,717
Colorado	0	1,677	0	1,677
Florida	0	3,875	0	3,875
Georgia	0	7,814	0	7,814
Illinois	0	25,697	0	25,697
Kansas	0	3,599	0	3,599
Maryland	0	6,475	0	6,475
Mississippi	0	4,641	0	4,641
New Jersey	0	1,663	0	1,663
New Mexico	0	1,217	0	1,217
New York	0	27,965	0	27,965
Ohio	0	8,592	0	8,592
Pennsylvania	0	704	0	704
Texas	0	15,802	0	15,802
West Virginia	0	7,260	0	7,260
Wisconsin	0	1,064	0	1,064
U.S. Government Agencies	0	367,639	0	367,639
U.S. Treasury Obligations	0	2,787,177	0	2,787,177
Non-Agency Mortgage-Backed Securities	0	193,836	3,101	196,937
Asset-Backed Securities	0	128,006	3,239	131,245
Sovereign Issues	0	127,486	0	127,486
Preferred Securities
Banking & Finance	0	9,280	0	9,280
Industrials	0	11,709	0	11,709
Utilities	4,434	3,677	30,516	38,627

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Certificates of Deposit	$0	$6,602	$0	$6,602
Repurchase Agreements	0	1,890	0	1,890

	$4,434	$6,063,416	$37,961	$6,105,811

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$91,107	$0	$0	$91,107

Total Investments	$95,541	$6,063,416	$37,961	$6,196,918

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,257	2,542	0	8,799
Over the counter	0	1,663	0	1,663

	$6,257	$4,205	$0	$10,462

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(178)	(321)	0	(499)
Over the counter	(36)	(1,766)	(104)	(1,906)

	$(214)	$(2,087)	$(104)	$(2,405)

Total Financial Derivative Instruments	$6,043	$2,118	$(104)	$8,057

Totals	$101,584	$6,065,534	$37,857	$6,204,975

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,103	$0	$0	$0	$0	$2	$0	$0	$1,105	$3
Non-Agency Mortgage-Backed Securities	0	3,100	0	0	0	1	0	0	3,101	1
Asset-Backed Securities	3,126	0	(184)	1	0	(110)	406	0	3,239	(98)
Preferred Securities
Utilities	0	30,512	0	0	0	4	0	0	30,516	4

	$4,229	$33,612	$(184)	$1	$0	$(103)	$406	$0	$37,961	$(90)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(47)	$0	$0	$(57)	$0	$0	$(104)	$(57)

Totals	$4,229	$33,612	$(231)	$1	$0	$(160)	$406	$0	$37,857	$(147)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO Long Duration Total Return Fund (Cont.)

September 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,105	Proxy Pricing	Base Price	100.750	—
Non-Agency Mortgage-Backed Securities	3,101	Proxy Pricing	Base Price	100.000	—
Asset-Backed Securities	3,239	Proxy Pricing	Base Price	98.390 - 100.067	98.505
Preferred Securities
Utilities	30,516	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(104)	Indicative Market Quotation	Broker Quote	0.967	—

Total	$37,857

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

96	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term U.S. Government Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 203.8%

CORPORATE BONDS & NOTES 2.0%

BANKING & FINANCE 1.1%

MET Tower Global Funding
0.637% due 01/17/2023 •	$1,100	$1,105

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~	1,600	1,610

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~	6,000	6,076

		8,791

INDUSTRIALS 0.9%

United Airlines Pass-Through Trust
2.875% due 04/07/2030	1,562	1,490
3.100% due 04/07/2030	1,562	1,321

Vessel Management Services, Inc.
3.432% due 08/15/2036	4,394	4,880

		7,691

Total Corporate Bonds & Notes (Cost $16,218)		16,482

MUNICIPAL BONDS & NOTES 0.3%

OREGON 0.3%

Port of Morrow, Oregon Revenue Bonds, Series 2020
2.543% due 09/01/2040	3,000	3,004

Total Municipal Bonds & Notes (Cost $3,016)		3,004

U.S. GOVERNMENT AGENCIES 27.6%

Fannie Mae
0.000% due 05/15/2030 (b)	13,282	11,835
0.235% due 07/25/2037 •	90	88
0.375% due 08/25/2025	17,500	17,449
0.598% due 10/25/2030 •	1	1
1.048% due 04/25/2032 •	13	13
1.198% due 03/25/2022 •	2	2
2.230% due 07/01/2035 •	8	8
2.371% due 06/01/2043 - 03/01/2044 •	235	237
2.723% due 11/01/2023 •	2	2
3.418% due 04/01/2028 •	10	11
3.500% due 06/25/2044	2,968	3,641
3.625% due 10/01/2024 •	12	12
3.780% due 11/01/2034 •	23	23
4.000% due 09/25/2044 - 10/25/2044	14,344	15,990
4.065% due 05/01/2025 •	2	2
4.073% due 02/01/2028 •	2	2
4.157% due 12/01/2027 •	18	19
4.250% due 04/25/2037	569	618
4.500% due 10/25/2023 - 06/25/2025	923	972
5.625% due 04/17/2028	200	273
6.000% due 05/17/2027	123	134
6.500% due 11/25/2023 - 07/25/2031	534	613
6.750% due 06/25/2032	883	1,065
6.900% due 05/25/2023	12	12
7.000% due 12/25/2022 - 05/18/2027	674	731
7.800% due 10/25/2022	1	1
9.000% due 06/01/2027	9	9

Federal Farm Credit Bank
5.125% due 07/09/2029	675	920
5.750% due 12/07/2028	500	697

Federal Housing Administration
7.430% due 10/01/2022 - 01/01/2024	9	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.250% due 08/24/2023	$21,500	$21,508
0.552% due 01/15/2033 •	29	29
0.652% due 04/15/2029 - 12/15/2032 •	25	25
0.702% due 06/15/2031 •	12	12
1.152% due 09/15/2021 •	3	3
2.219% due 10/25/2044 •	1,484	1,527
2.419% due 07/25/2044 •	373	384
2.910% due 10/25/2023 •	8	9
3.500% due 05/15/2042 - 01/15/2048	14,541	16,669
3.625% due 05/01/2022 •	1	1
3.631% due 10/01/2026 •	9	9
3.700% due 09/01/2027 •	11	11
3.845% due 01/01/2028 •	15	15
3.896% due 01/01/2028 •	8	8
4.000% due 07/15/2042	4,730	5,588
4.000% due 12/15/2042 •	4,183	4,469
4.324% due 10/25/2052 ~	6,719	7,675
4.500% due 02/15/2035 - 07/15/2035	1,661	1,817
5.500% due 06/15/2035	7,323	9,383
6.000% due 05/15/2028 - 09/15/2029	22	24
6.250% due 09/15/2023	166	175
6.500% due 08/01/2022 - 10/25/2043	178	196
7.000% due 07/15/2022 - 01/15/2024	29	31

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 04/20/2022 - 06/20/2026 ~	31	31
2.875% due 04/20/2027 - 05/20/2032 •	77	80
3.000% (H15T1Y + 1.500%) due 03/20/2023 - 03/20/2026 ~	9	10
3.000% due 01/20/2027 - 01/20/2028 •	40	41
3.125% (H15T1Y + 1.500%) due 12/20/2020 - 10/20/2026 ~	9	9
3.125% due 10/20/2026 - 11/20/2027 •	33	34
3.250% (H15T1Y + 1.500%) due 08/20/2021 - 09/20/2026 ~	33	35
4.000% due 08/20/2044 - 09/20/2044	23,920	26,306
6.000% due 08/20/2033	1,158	1,300
6.500% due 08/20/2034 - 09/20/2034	9	11

Ginnie Mae, TBA
4.000% due 10/01/2050 - 11/01/2050	7,200	7,652

Resolution Funding Corp. STRIPS
0.000% due 10/15/2028 - 04/15/2029 (a)	12,439	11,453

Small Business Administration
5.240% due 08/01/2023	175	184

Tennessee Valley Authority STRIPS
0.000% due 05/01/2030 (b)	7,400	6,569

Uniform Mortgage-Backed Security
2.500% due 11/01/2046	231	246
4.000% due 06/01/2049	185	197
6.500% due 02/01/2022 - 08/01/2037	42	49
7.000% due 02/01/2038 - 03/01/2038	12	14
9.000% due 09/01/2030 - 11/01/2030	1	1

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	24,300	25,017
2.500% due 11/01/2050	2,400	2,512
3.000% due 11/01/2050	4,800	5,030
3.500% due 10/01/2050 - 11/01/2050	11,600	12,244
4.000% due 11/01/2050	5,400	5,765

Total U.S. Government Agencies (Cost $209,384)		229,747

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 159.8%

U.S. Treasury Bonds
1.125% due 08/15/2040	$222,100	$217,988
1.250% due 05/15/2050 (e)	383,670	363,677
2.000% due 02/15/2050 (e)	154,970	175,322
2.500% due 05/15/2046	2,028	2,506
3.000% due 11/15/2044	18,030	24,096
3.000% due 11/15/2045	680	914
3.125% due 08/15/2044 (e)	5,240	7,132
3.625% due 02/15/2044	22,355	32,672
4.250% due 11/15/2040	1,000	1,553

U.S. Treasury Inflation Protected Securities (c)
0.125% due 07/15/2030	414	461
0.250% due 07/15/2029	182	204
0.375% due 01/15/2027	643	708
0.750% due 07/15/2028 (g)	7,534	8,682
0.875% due 01/15/2029 (g)	2,524	2,941
1.000% due 02/15/2048	4,517	6,226
1.375% due 02/15/2044	1,078	1,532

U.S. Treasury Notes
0.125% due 05/31/2022 (e)	46,200	46,193
0.125% due 08/31/2022	61,000	60,988
0.375% due 04/30/2025 (e)(g)	59,400	59,750
0.625% due 05/15/2030	28,900	28,801
1.500% due 02/15/2030 (e)	240,510	259,450
1.625% due 09/30/2026	6,000	6,445
2.000% due 11/15/2026	9,500	10,429
2.125% due 05/31/2026	1,400	1,540

U.S. Treasury STRIPS
0.000% due 05/15/2044 (b)	2,800	1,997
0.000% due 08/15/2044 (b)	4,800	3,404
0.000% due 11/15/2044 (b)	4,700	3,316
0.000% due 05/15/2045 (b)	1,500	1,047
0.000% due 08/15/2046 (b)	1,500	1,023

Total U.S. Treasury Obligations (Cost $1,305,130)		1,330,997

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •	2,200	2,123
4.325% due 08/15/2046 ~	9,800	11,798

Bear Stearns Adjustable Rate Mortgage Trust
3.751% due 02/25/2033 ~	5	5
3.885% due 02/25/2034 ~	61	61
4.051% due 01/25/2034 ~	37	38
4.225% due 04/25/2033 ~	14	14

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~	273	216

Bear Stearns Mortgage Securities, Inc.
3.219% due 06/25/2030 ~	0	1

BWAY Mortgage Trust
3.454% due 03/10/2033	3,400	3,669

Commercial Mortgage Trust
3.140% due 10/10/2036	2,800	3,005
3.942% due 04/10/2033 ~	2,600	2,739

Countrywide Alternative Loan Trust
0.328% due 05/25/2047 •	389	358
0.595% due 05/25/2035 •	330	307

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	58	54
0.788% due 03/25/2035 •	436	381

Credit Suisse First Boston Mortgage Securities Corp.
5.750% due 04/22/2033	42	44
6.500% due 04/25/2033	1	1

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	70	70

Credit Suisse Mortgage Capital Certificates
0.345% due 11/27/2036 •	1,742	1,742

DBWF Mortgage Trust
3.791% due 12/10/2036	7,300	8,186

HarborView Mortgage Loan Trust
0.596% due 05/19/2035 •	232	217
0.636% due 03/19/2036 ^•	275	252
3.340% due 07/19/2035 ^~	43	43

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Impac CMB Trust
0.648% due 10/25/2035 •	$1,415	$1,351

JPMorgan Chase Commercial Mortgage Securities Trust
2.798% due 10/05/2031	4,400	4,376

JPMorgan Mortgage Trust
3.604% due 07/25/2035 ~	90	88

Morgan Stanley Capital Trust
4.418% due 07/11/2040 ~	2,800	3,036

Motel 6 Trust
1.072% due 08/15/2034 •	1,152	1,134

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	1,759	1,862

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.611% due 10/25/2035 ~	972	942

Residential Accredit Loans, Inc. Trust
0.448% due 08/25/2035 •	250	212
6.000% due 06/25/2036 ^	612	583

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	7	7
0.506% due 07/20/2033 •	168	162
0.916% due 10/20/2027 •	2	2

Structured Adjustable Rate Mortgage Loan Trust
0.368% due 05/25/2037 •	669	629

Structured Asset Mortgage Investments Trust
0.368% due 05/25/2036 •	89	75
0.816% due 09/19/2032 •	5	4
0.996% due 10/19/2033 •	61	58

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •	20	19
0.458% due 01/25/2045 •	271	260
1.981% due 12/25/2046 •	369	343
2.019% due 02/25/2046 •	564	551
2.182% due 08/25/2046 •	248	233
2.419% due 06/25/2042 •	12	11
2.419% due 08/25/2042 •	8	8

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Worldwide Plaza Trust
3.526% due 11/10/2036	$1,600	$1,763

Total Non-Agency Mortgage-Backed Securities (Cost $50,326)		53,033

ASSET-BACKED SECURITIES 1.2%

Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2032 •	27	27
1.148% due 11/25/2042 •	244	237

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •	7	7

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	12	8

ECMC Group Student Loan Trust
0.898% due 02/27/2068 •	724	700

LA Arena Funding LLC
7.656% due 12/15/2026	11	11

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	132	132

MASTR Asset-Backed Securities Trust
0.973% due 10/25/2034 •	1,216	1,197

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	5,191	5,257

SLM Student Loan Trust
0.845% due 10/25/2029 •	897	895

Soundview Home Loan Trust
0.208% due 11/25/2036 •	154	65

Specialty Underwriting & Residential Finance Trust
0.948% due 10/25/2035 •	1,346	1,320

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •	89	47

Total Asset-Backed Securities (Cost $9,985)		9,903

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 6.5%

REPURCHASE AGREEMENTS (d) 6.5%
		$53,852

Total Short-Term Instruments (Cost $53,852)		53,852

Total Investments in Securities (Cost $1,647,911)		1,697,018

	SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	16,250	160

Total Short-Term Instruments (Cost $160)		160

Total Investments in Affiliates (Cost $160)		160

Total Investments 203.8% (Cost $1,648,071)		$1,697,178

Financial Derivative Instruments (f)(h) 0.3% (Cost or Premiums, net $(710))		2,880

Other Assets and Liabilities, net (104.1)%		(867,289)

Net Assets 100.0%		$832,769

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Zero coupon security.
(c)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$2,452	U.S. Treasury Notes 2.125% due 08/15/2021	$(2,501)	$2,452	$2,452
JPS	0.060	09/30/2020	10/01/2020	8,900	U.S. Treasury Notes 1.500% due 10/31/2024	(9,090)	8,900	8,900
NOM	0.110	09/30/2020	10/01/2020	42,500	U.S. Treasury Bonds 3.000% due 11/15/2044	(43,096)	42,500	42,500

Total Repurchase Agreements						$(54,687)	$53,852	$53,852

98	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements
JPS	0.000%	09/09/2020	10/15/2020	$(144,563)	$(144,563)
	0.110	08/11/2020	10/15/2020	(140,853)	(140,875)
	0.110	09/01/2020	10/15/2020	(18,686)	(18,688)
SGY	0.130	09/01/2020	10/15/2020	(21,710)	(21,712)
	0.150	09/22/2020	10/22/2020	(46,200)	(46,202)

Total Reverse Repurchase Agreements					$(372,040)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(2)	Borrowing Date	Maturity Date	Amount Borrowed(2)	Payable for Sale-Buyback Transactions(3)
BCY	0.100%	09/25/2020	10/05/2020	$(5,440)	$(5,440)
BOS	0.040	09/24/2020	10/01/2020	(226,592)	(226,594)
	0.100	09/21/2020	10/19/2020	(36,272)	(36,273)
	0.120	09/29/2020	10/27/2020	(118,558)	(118,559)
	0.130	09/29/2020	10/06/2020	(54,186)	(54,186)
	0.180	09/29/2020	10/01/2020	(2,063)	(2,063)

Total Sale-Buyback Transactions					$(443,115)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOS	$0	$0	$0	$0	$(966)	$(966)
FICC	2,452	0	0	2,452	(2,501)	(49)
JPS	8,900	(304,126)	0	(295,226)	289,914	(5,312)
NOM	42,500	0	0	42,500	(43,096)	(596)
SGY	0	(67,914)	0	(67,914)	67,610	(304)

Master Securities Forward Transaction Agreement
BCY	0	0	(5,440)	(5,440)	5,432	(8)
BOS	0	0	(437,675)	(437,675)	433,327	(4,348)

Total Borrowings and Other Financing Transactions	$53,852	$(372,040)	$(443,115)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(372,040)	$0	$0	$(372,040)

Total	$0	$(372,040)	$0	$0	$(372,040)

Sale-Buyback Transactions
U.S. Treasury Obligations	(228,657)	(214,458)	0	0	(443,115)

Total	$(228,657)	$(214,458)	$0	$0	$(443,115)

Total Borrowings	$(228,657)	$(586,498)	$0	$0	$(815,155)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(815,155)

(e)	Securities with an aggregate market value of $805,643 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(584,910) at a weighted average interest rate of 0.144%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for sale-buyback transactions includes $13 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	804	$101,329	$131	$0	$(81)
U.S. Treasury 10-Year Note December Futures	12/2020	243	33,906	89	0	(61)

				$220	$0	$(142)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note December Futures	12/2020	834	$(184,281)	$(68)	$6	$0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	876	(140,092)	235	411	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,647	(290,335)	2,468	1,544	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	390	(86,507)	673	780	0

				$3,308	$2,741	$0

Total Futures Contracts				$3,528	$2,741	$(142)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	3-Month USD-LIBOR	0.300%	Semi-Annual	12/07/2025	$	91,900	$121	$225	$346	$92	$0
Receive(1)	3-Month USD-LIBOR	0.700	Semi-Annual	12/07/2030		63,600	(620)	914	294	183	0
Receive(1)	3-Month USD-LIBOR	0.900	Semi-Annual	12/07/2050		5,300	(107)	455	348	71	0

Total Swap Agreements							$(606)	$1,594	$988	$346	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$2,741	$346	$3,087	$0	$(142)	$0	$(142)

(g)

Securities with an aggregate market value of $18,209 and cash of $ 437 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date.See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

100	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
JPM	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	$	103.367	01/14/2021	4,300	$(19)	$(42)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.102	10/07/2020	1,100	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.281	10/07/2020	7,200	(36)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.281	10/07/2020	7,200	(42)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.969	10/07/2020	2,100	(4)	0

Total Written Options						$(104)	$(65)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
JPM	$0	$0	$0	$0	$0	$(65)	$0	$(65)	$(65)	$0	$(65)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$2,741	$2,741
Swap Agreements	0	0	0	0	346	346

	$0	$0	$0	$0	$3,087	$3,087

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$142	$142

Over the counter
Written Options	$0	$0	$0	$0	$65	$65

	$0	$0	$0	$0	$207	$207

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO Long-Term U.S. Government Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(419)	$(419)
Written Options	0	0	0	0	71	71
Futures	0	0	0	0	(25,803)	(25,803)
Swap Agreements	0	0	0	0	(17,033)	(17,033)

	$0	$0	$0	$0	$(43,184)	$(43,184)

Over the counter
Purchased Options	$0	$0	$0	$0	$(2)	$(2)
Written Options	0	0	0	0	462	462

	$0	$0	$0	$0	$460	$460

	$0	$0	$0	$0	$(42,724)	$(42,724)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$153	$153
Written Options	0	0	0	0	564	564
Futures	0	0	0	0	26,465	26,465
Swap Agreements	0	0	0	0	17,297	17,297

	$0	$0	$0	$0	$44,479	$44,479

Over the counter
Purchased Options	$0	$0	$0	$0	$(6,967)	$(6,967)
Written Options	0	0	0	0	5,964	5,964

	$0	$0	$0	$0	$(1,003)	$(1,003)

	$0	$0	$0	$0	$43,476	$43,476

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$8,791	$0	$8,791
Industrials	0	7,691	0	7,691
Municipal Bonds & Notes
Oregon	0	3,004	0	3,004
U.S. Government Agencies	0	229,747	0	229,747
U.S. Treasury Obligations	0	1,330,997	0	1,330,997
Non-Agency Mortgage-Backed Securities	0	53,033	0	53,033
Asset-Backed Securities	0	9,903	0	9,903
Short-Term Instruments
Repurchase Agreements	0	53,852	0	53,852

	$0	$1,697,018	$0	$1,697,018

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$160	$0	$0	$160

Total Investments	$160	$1,697,018	$0	$1,697,178

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$2,741	$346	$0	$3,087

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(142)	0	0	(142)
Over the counter	0	(23)	(42)	(65)

	$(142)	$(23)	$(42)	$(207)

Total Financial Derivative Instruments	$2,599	$323	$(42)	$2,880

Totals	$2,759	$1,697,341	$(42)	$1,700,058

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

102	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Moderate Duration Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 103.7%

CORPORATE BONDS & NOTES 39.4%

BANKING & FINANCE 21.6%

Ambac LSNI LLC
6.000% due 02/12/2023 •		$3,312	$3,316

American Honda Finance Corp.
0.730% (US0003M + 0.450%) due 02/15/2022 ~		4,600	4,613

American International Group, Inc.
3.750% due 07/10/2025		1,400	1,570

American Tower Corp.
3.375% due 05/15/2024		4,400	4,767

AvalonBay Communities, Inc.
2.950% due 05/11/2026		100	111
3.200% due 01/15/2028		2,200	2,450

Aviation Capital Group LLC
4.125% due 08/01/2025		3,300	3,164

Bank of America Corp.
0.981% due 09/25/2025 •		3,400	3,402
1.038% (US0003M + 0.790%) due 03/05/2024 ~		4,700	4,721
1.486% due 05/19/2024 •		4,300	4,376

Barclays Bank PLC
7.625% due 11/21/2022 (f)		3,300	3,631
10.179% due 06/12/2021		1,500	1,578

Barclays PLC
1.500% due 09/03/2023	EUR	3,100	3,762
1.710% (US0003M + 1.430%) due 02/15/2023 ~		$4,300	4,322
2.353% (US0003M + 2.110%) due 08/10/2021 ~		4,800	4,881
3.125% due 01/17/2024	GBP	700	951
4.610% due 02/15/2023 •		$4,300	4,502
8.000% due 12/15/2020 •(e)(f)	EUR	1,000	1,186

BGC Partners, Inc.
5.375% due 07/24/2023		$2,000	2,126

BNP Paribas S.A.
1.904% due 09/30/2028 •		3,600	3,589
3.500% due 03/01/2023		3,500	3,712

Boston Properties LP
3.250% due 01/30/2031		4,300	4,643

BPCE S.A.
4.000% due 09/12/2023		4,300	4,676

Capital One Financial Corp.
0.718% (US0003M + 0.450%) due 10/30/2020 ~		3,400	3,400

CIT Group, Inc.
4.125% due 03/09/2021		700	702

Citibank N.A.
3.650% due 01/23/2024		2,600	2,850

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~		4,100	4,141

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	1,800	2,181

Credit Agricole S.A.
1.907% due 06/16/2026 •		$3,200	3,277

Credit Suisse Group Funding Guernsey Ltd.
2.562% (US0003M + 2.290%) due 04/16/2021 ~		4,700	4,755
3.125% due 12/10/2020		2,900	2,915
3.450% due 04/16/2021		3,000	3,051
3.800% due 09/15/2022		3,900	4,125

Danske Bank A/S
5.000% due 01/12/2022		3,600	3,783

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	3,200	3,752
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$4,000	4,000
3.950% due 02/27/2023		800	841
3.961% due 11/26/2025 •		8,300	8,832

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dexia Credit Local S.A.
2.500% due 01/25/2021		$6,800	$6,847

Digital Realty Trust LP
4.450% due 07/15/2028		3,200	3,814

Equinix, Inc.
2.625% due 11/18/2024		3,800	4,044

FCE Bank PLC
1.875% due 06/24/2021	EUR	600	699

First American Financial Corp.
4.000% due 05/15/2030		$3,300	3,641

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	3,200	3,689
0.000% due 12/01/2021 •		3,300	3,740
1.114% (US0003M + 0.810%) due 04/05/2021 ~		$700	690
3.200% due 01/15/2021		2,400	2,401

GE Capital Funding LLC
4.050% due 05/15/2027		4,300	4,638

General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	3,300	3,833
2.450% due 11/06/2020		$200	200
3.700% due 11/24/2020		500	501
4.200% due 11/06/2021		3,600	3,718

GLP Capital LP
5.250% due 06/01/2025		2,600	2,830

Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~		2,000	2,008
1.041% (US0003M + 0.780%) due 10/31/2022 ~		3,700	3,716
1.450% (US0003M + 1.170%) due 05/15/2026 ~		1,700	1,718
3.500% due 01/23/2025		1,600	1,758

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021		3,400	3,451

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~		3,300	3,344
4.100% due 10/02/2023		2,900	3,183

Intercontinental Exchange, Inc.
2.100% due 06/15/2030		3,100	3,211

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		800	807
2.739% due 10/15/2030 •		4,200	4,529

KEB Hana Bank
3.375% due 01/30/2022		3,600	3,727

Lazard Group LLC
4.500% due 09/19/2028		2,700	3,126

Lloyds Banking Group PLC
1.490% (BBSW3M + 1.400%) due 03/07/2025 ~	AUD	4,400	3,106
4.000% due 03/07/2025		50	39
7.625% due 06/27/2023 •(e)(f)	GBP	400	538

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		$3,400	3,622

Mizuho Financial Group, Inc.
1.263% (US0003M + 0.990%) due 07/10/2024 ~		2,800	2,828
3.549% due 03/05/2023		3,400	3,633

Morgan Stanley
3.875% due 01/27/2026		425	485

Nationwide Building Society
3.766% due 03/08/2024 •		3,400	3,616

Natwest Group PLC
2.500% due 03/22/2023	EUR	3,600	4,437
8.625% due 08/15/2021 •(e)(f)		$4,000	4,109

Nomura Holdings, Inc.
1.851% due 07/16/2025		4,100	4,178

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		2,700	2,703

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		1,200	1,208

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Physicians Realty LP
4.300% due 03/15/2027		$500	$525

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		4,600	4,877

Raymond James Financial, Inc.
4.650% due 04/01/2030		1,900	2,314

Regency Centers LP
3.700% due 06/15/2030		3,700	4,067

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,200	4,499

Santander UK Group Holdings PLC
3.125% due 01/08/2021		500	504

Santander UK PLC
3.750% due 11/15/2021		4,300	4,453

Service Properties Trust
4.250% due 02/15/2021		152	152

SL Green Operating Partnership LP
3.250% due 10/15/2022		2,148	2,193

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		3,200	3,211

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		3,500	3,569

Synchrony Bank
3.650% due 05/24/2021		3,500	3,553

Tesco Property Finance PLC
5.661% due 10/13/2041	GBP	1,371	2,361

U.S. Bancorp
1.450% due 05/12/2025		$4,100	4,235

UBS AG
5.125% due 05/15/2024 (f)		5,800	6,402
7.625% due 08/17/2022 (f)		250	278

UBS Group AG
4.125% due 09/24/2025		100	114

UniCredit SpA
7.830% due 12/04/2023		7,800	9,145

United Overseas Bank Ltd.
0.736% (US0003M + 0.480%) due 04/23/2021 ~		5,100	5,107

Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	3,200	3,752

Washington Prime Group LP
6.450% due 08/15/2024		$2,200	1,122

Wells Fargo & Co.
2.625% due 07/22/2022		4,200	4,359
3.000% due 02/19/2025		1,500	1,620
3.550% due 09/29/2025		3,600	4,007
3.750% due 01/24/2024		3,500	3,806

			323,244

INDUSTRIALS 13.7%

AbbVie, Inc.
2.600% due 11/21/2024		3,600	3,821
2.900% due 11/06/2022		3,500	3,672
3.375% due 11/14/2021		4,100	4,235

Anheuser-Busch InBev Worldwide, Inc.
3.500% due 06/01/2030		3,900	4,445

BAT Capital Corp.
2.764% due 08/15/2022		4,200	4,355

Bayer U.S. Finance LLC
3.875% due 12/15/2023		5,400	5,907
4.250% due 12/15/2025		4,100	4,696

BMW Finance NV
2.250% due 08/12/2022		3,800	3,925

Broadcom, Inc.
3.150% due 11/15/2025		4,300	4,643
3.459% due 09/15/2026		2,422	2,657
4.110% due 09/15/2028		4,036	4,521

Campbell Soup Co.
3.300% due 03/15/2021		4,100	4,147

Canadian Pacific Railway Co.
4.500% due 01/15/2022		2,950	3,095

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
4.464% due 07/23/2022	$3,900	$4,131

Conagra Brands, Inc.
3.250% due 09/15/2022	1,800	1,894

Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	1,079	1,039

Continental Resources, Inc.
5.000% due 09/15/2022	894	889

CVS Health Corp.
3.700% due 03/09/2023	1,596	1,710

D.R. Horton, Inc.
4.750% due 02/15/2023	600	650

Daimler Finance North America LLC
2.300% due 02/12/2021	6,800	6,842
3.400% due 02/22/2022	3,700	3,832
3.700% due 05/04/2023	2,150	2,308

Dell International LLC
4.420% due 06/15/2021	1,398	1,431
5.450% due 06/15/2023	6,100	6,692

Discovery Communications LLC
3.625% due 05/15/2030	4,100	4,568

Dominion Energy Gas Holdings LLC
2.500% due 11/15/2024	2,608	2,775

eBay, Inc.
2.600% due 07/15/2022	1,100	1,137

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	900	904

ERAC USA Finance LLC
2.700% due 11/01/2023	3,245	3,414

Global Payments, Inc.
2.900% due 05/15/2030	3,500	3,749

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	4,000	4,001

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~	1,500	1,502

Imperial Brands Finance PLC
3.125% due 07/26/2024	3,600	3,811

Japan Tobacco, Inc.
2.000% due 04/13/2021	4,400	4,432

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023	2,100	2,285

Laboratory Corp. of America Holdings
3.200% due 02/01/2022	1,700	1,759

Marriott International, Inc.
2.125% due 10/03/2022	3,800	3,812

Mylan NV
3.150% due 06/15/2021	900	915
3.950% due 06/15/2026	4,300	4,837

NetApp, Inc.
1.875% due 06/22/2025	2,500	2,594

NXP BV
3.875% due 09/01/2022	3,500	3,700
4.625% due 06/01/2023	3,400	3,726

Oracle Corp.
2.800% due 04/01/2027	2,300	2,528

Origin Energy Finance Ltd.
5.450% due 10/14/2021	1,166	1,217

PayPal Holdings, Inc.
2.650% due 10/01/2026	3,800	4,149

Penske Truck Leasing Co. LP
4.125% due 08/01/2023	2,000	2,174

Reliance Steel & Aluminum Co.
1.300% due 08/15/2025	2,600	2,603

Ryder System, Inc.
2.875% due 06/01/2022	3,700	3,835

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028	700	760
4.500% due 05/15/2030	3,700	4,174

Southern Co.
2.350% due 07/01/2021	3,100	3,141

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.950% due 07/01/2023	$3,200	$3,405

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	975	987

Suntory Holdings Ltd.
2.250% due 10/16/2024	3,800	3,977

Sysco Corp.
5.650% due 04/01/2025	2,400	2,840

T-Mobile USA, Inc.
1.500% due 02/15/2026	2,600	2,610

Teva Pharmaceutical Finance Netherlands BV
6.000% due 04/15/2024	3,400	3,476

Time Warner Cable LLC
4.000% due 09/01/2021	1,500	1,532

VMware, Inc.
4.500% due 05/15/2025	1,700	1,925

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~	3,600	3,602
1.197% (US0003M + 0.940%) due 11/12/2021 ~	3,600	3,618
2.900% due 05/13/2022	2,200	2,275
3.125% due 05/12/2023	2,200	2,324
3.875% due 11/13/2020	5,900	5,923

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025	1,300	1,372

Wyndham Hotels & Resorts, Inc.
5.375% due 04/15/2026	1,500	1,529

		205,434

UTILITIES 4.1%

AEP Texas, Inc.
3.950% due 06/01/2028	1,800	2,082

Ameren Corp.
2.500% due 09/15/2024	2,100	2,227

AT&T, Inc.
4.350% due 03/01/2029	3,700	4,349

Baltimore Gas & Electric Co.
3.500% due 11/15/2021	700	719

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030	2,500	2,946

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~	1,300	1,303

Jersey Central Power & Light Co.
4.700% due 04/01/2024	2,900	3,221

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022	4,600	4,743
2.900% due 04/01/2022	2,000	2,071
3.200% due 02/25/2022	3,700	3,844

Niagara Mohawk Power Corp.
2.721% due 11/28/2022	1,400	1,463

Pacific Gas & Electric Co.
1.750% due 06/16/2022	2,900	2,904
3.150% due 01/01/2026	1,400	1,439
3.400% due 08/15/2024	1,300	1,360
3.500% due 06/15/2025	3,000	3,160

Rio Oil Finance Trust
9.250% due 07/06/2024	511	558

Shell International Finance BV
2.750% due 04/06/2030	3,700	4,053

Tampa Electric Co.
2.600% due 09/15/2022	1,800	1,857

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,700	1,776

Verizon Communications, Inc.
3.376% due 02/15/2025	7,646	8,522

Vodafone Group PLC
3.750% due 01/16/2024	3,300	3,607

Wisconsin Power & Light Co.
2.250% due 11/15/2022	2,500	2,569

		60,773

Total Corporate Bonds & Notes (Cost $562,906)		589,451

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.1%

University of California Revenue Notes, Series 2020
0.883% due 05/15/2025	$1,000	$1,009

Total Municipal Bonds & Notes (Cost $1,000)		1,009

U.S. GOVERNMENT AGENCIES 25.5%

Fannie Mae
0.235% due 07/25/2037 •	155	152
0.598% due 06/25/2049 •	6,003	6,040
0.606% due 09/25/2046 •	1,663	1,642
2.310% due 08/01/2022	196	200
2.358% due 01/25/2031 ~(a)	20,900	3,197
2.371% due 10/01/2044 •	16	16
2.511% due 10/01/2037 •	5	5
2.700% due 06/01/2035 •	452	474
2.771% due 04/01/2027 •	1	1
2.885% due 03/01/2034 •	4	4
3.015% due 05/01/2037 •	5	5
3.176% due 05/01/2038 •	1,066	1,126
3.320% due 06/01/2036 •	7	7
3.565% due 05/01/2037 •	2	2
3.674% due 02/01/2035 •	14	15
3.700% due 02/01/2037 •	2	2
5.000% due 01/01/2027 •	1	1
5.214% due 12/25/2042 ~	91	101
6.500% due 06/25/2021 - 06/25/2044	18,401	21,588
7.000% due 09/01/2031	2	2
7.500% due 07/25/2041	4	4
8.000% due 12/15/2024	2	2

Freddie Mac
0.652% due 10/15/2040 •	2,070	2,086
0.752% due 12/15/2037 •	74	75
2.829% due 05/01/2037 •	7	7
4.000% due 10/01/2047	276	298
4.326% due 05/01/2035 •	20	22
4.500% due 11/01/2029 - 05/01/2036	2,119	2,335
5.000% due 10/01/2033 - 07/01/2041	57	65
5.500% due 10/01/2021 - 07/01/2038	238	276
6.000% due 10/01/2022 - 11/01/2037	104	123
6.500% due 12/01/2021 - 07/25/2043	20	23
7.000% due 01/01/2033	7	8
8.500% due 04/15/2025	26	30

Ginnie Mae
0.605% due 04/20/2065 •	2,238	2,240
0.755% due 08/20/2065 •	2,928	2,946
1.586% due 06/20/2067 •	2,188	2,231
2.875% due 06/20/2032 •	1	1
3.000% due 03/20/2028 •	46	47
3.125% (H15T1Y + 1.500%) due 11/20/2025 ~	1	1
3.250% due 07/20/2034 •	16	17
3.500% due 10/15/2047	1,429	1,489
3.625% due 11/20/2034 •	2	2
4.000% due 10/20/2044 - 06/20/2048	14,420	15,691
4.500% due 06/20/2048 - 02/20/2049	15,820	17,031
5.000% due 01/20/2049 - 10/20/2049	37,139	40,443
5.500% due 11/20/2032	3,659	3,745
5.750% due 08/20/2037	20	23
6.500% due 01/20/2034 - 08/20/2034	10	13
7.000% due 07/15/2031 - 12/15/2032	9	11

Ginnie Mae, TBA
4.500% due 11/01/2050	36,700	39,368

Small Business Administration
4.340% due 03/01/2024	3	3
4.750% due 07/01/2025	930	985
5.130% due 09/01/2023	1	1

104	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.500% due 05/01/2049 - 08/01/2049	$2,195	$2,389
4.000% due 03/01/2029 - 11/01/2048	9,519	10,178
4.500% due 05/01/2023 - 07/01/2042	630	693
5.000% due 07/01/2029 - 04/01/2039	1,125	1,289
5.500% due 09/01/2024 - 07/01/2041	5,361	6,216
6.000% due 01/01/2021 - 10/01/2040	388	450
7.500% due 01/01/2031 - 08/01/2032	2	3
8.000% due 08/01/2031	1	2

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	71,000	73,094
2.500% due 11/01/2050 - 12/01/2050	110,400	115,552
3.000% due 11/01/2050	4,400	4,611
5.500% due 11/01/2050	1,000	1,111

Total U.S. Government Agencies (Cost $374,910)		381,810

U.S. TREASURY OBLIGATIONS 2.4%

U.S. Treasury Bonds
1.250% due 05/15/2050	5,600	5,308
1.375% due 08/15/2050	9,900	9,688

U.S. Treasury Notes
1.750% due 09/30/2022 (j)	1,402	1,447
1.750% due 06/30/2024 (j)	9,000	9,523
1.875% due 07/31/2022 (j)(l)	8,227	8,489
2.000% due 08/31/2021 (j)	800	814
2.000% due 07/31/2022 (j)	1,200	1,241
2.000% due 11/30/2022	315	328

Total U.S. Treasury Obligations (Cost $36,212)		36,838

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

Adjustable Rate Mortgage Trust
3.330% due 10/25/2035 ^~	22	21

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	137	137

Banc of America Funding Trust
0.396% due 05/20/2035 •	1,111	1,110
3.676% due 05/25/2035 ~	1,685	1,707
3.895% due 02/20/2036 ~	123	120

Banc of America Mortgage Trust
3.848% due 02/25/2034 ~	26	25

BANK
3.071% due 08/15/2061	3,000	3,374

Bear Stearns Adjustable Rate Mortgage Trust
3.373% due 10/25/2036 ^~	368	361
3.398% due 07/25/2034 ~	18	17
3.682% due 02/25/2033 ~	5	5
3.696% due 01/25/2035 ~	24	24
3.751% due 02/25/2033 ~	10	9
3.885% due 02/25/2034 ~	17	17
4.016% due 04/25/2033 ~	6	6

Bear Stearns ALT-A Trust
0.688% due 08/25/2035 •	817	823
2.989% due 10/25/2035 ^~	1,526	1,435
3.251% due 09/25/2035 ^~	255	201
3.502% due 05/25/2035 ~	662	657
3.544% due 10/25/2033 ~	4	4

Chase Mortgage Finance Trust
3.490% due 02/25/2037 ~	71	69
3.650% due 03/25/2037 ^~	400	389

Citicorp Mortgage Securities Trust
5.500% due 12/25/2036	234	245

Citigroup Mortgage Loan Trust
4.023% due 03/25/2034 ~	20	20

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •		$877	$913

CitiMortgage Alternative Loan Trust
0.798% due 12/25/2036 •		1,682	1,407

Countrywide Alternative Loan Trust
0.688% due 08/25/2035 •		2,557	1,754
2.019% due 12/25/2035 •		37	34

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •		43	40
3.597% due 02/20/2035 ~		183	183
3.735% due 11/25/2034 ~		285	283
3.866% due 03/25/2034 ~		410	400

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		12	11

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	1,094	1,361

Eurosail PLC
0.210% due 03/13/2045 •		2,634	3,330
0.219% due 12/15/2044 •		91	117

GSMSC Pass-Through Trust
5.500% due 10/26/2035 ~		$345	343

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		351	358
3.877% due 09/25/2035 ~		29	29

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	15,265	19,704

IndyMac Adjustable Rate Mortgage Trust
2.823% due 01/25/2032 ~		$21	19

IndyMac Mortgage Loan Trust
0.398% due 02/25/2037 •		7,631	5,691

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •		4,600	4,461

JPMorgan Mortgage Trust
2.942% due 02/25/2034 ~		16	16

MASTR Reperforming Loan Trust
8.000% due 07/25/2035		108	107

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.012% due 08/15/2032 •		55	54

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~		57	58

MortgageIT Trust
0.428% due 10/25/2035 •		339	340

Nomura Resecuritization Trust
0.375% due 12/26/2035 •		446	446

Prime Mortgage Trust
0.548% due 02/25/2034 •		35	34

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~		189	144
4.707% due 09/25/2035 ~		239	169

Resloc UK PLC
0.219% due 12/15/2043 •	GBP	1,083	1,318

Structured Adjustable Rate Mortgage Loan Trust
3.098% due 07/25/2034 ~		$88	91
3.553% due 02/25/2037 ^~		1,670	1,433

Structured Asset Mortgage Investments Trust
0.348% due 08/25/2036 •		62	111
0.406% due 07/19/2035 •		397	377
0.996% due 10/19/2033 •		16	15
0.998% due 05/25/2047 •		5,413	4,175

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	6,206	7,983

Towd Point Mortgage Funding PLC
0.963% due 05/20/2045 •		7,989	10,280
1.101% due 10/20/2051 •		6,481	8,385

Trinity Square PLC
1.232% due 07/15/2051 •		2,073	2,679

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •		$185	183
3.333% due 12/25/2036 ^~		1,250	1,179
3.494% due 02/25/2037 ^~		1,478	1,432

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Alternative Loan Trust
6.000% due 06/25/2037 ^	$3,491	$3,538

Total Non-Agency Mortgage-Backed Securities (Cost $91,939)		95,761

ASSET-BACKED SECURITIES 6.6%

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	1,641	1,649

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •	414	291

Citigroup Mortgage Loan Trust Asset-Backed Pass-Through Certificates
1.093% due 10/25/2034 •	2,822	2,781

CLNC FL1 Ltd.
1.406% due 08/20/2035 •	3,900	3,827

Countrywide Asset-Backed Certificates
0.288% due 06/25/2035 •	398	366
0.408% due 12/25/2036 ^•	1,170	1,133
0.548% due 06/25/2036 •	8,500	8,336

Countrywide Asset-Backed Certificates Trust
0.288% due 03/25/2037 •	204	196
1.153% due 08/25/2035 •	238	238

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027	2,333	2,358

Crown Point CLO Ltd.
1.213% due 07/17/2028 •	3,948	3,908

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •	3,143	3,121

Figueroa CLO Ltd.
1.175% due 01/15/2027 •	738	738

First Franklin Mortgage Loan Trust
0.458% due 10/25/2036 •	5,800	4,601

Ford Credit Auto Owner Trust
2.030% due 12/15/2027	2,500	2,529

Fremont Home Loan Trust
0.418% due 02/25/2036 •	1,000	895
0.938% due 12/25/2029 •	28	26

GSAMP Trust
0.538% due 01/25/2036 •	4,700	4,684
0.898% due 01/25/2034 •	2,512	2,430
1.798% due 10/25/2034 •	27	27

Hertz Fleet Lease Funding LP
0.656% due 05/10/2032 •	2,364	2,357

JPMorgan Mortgage Acquisition Trust
0.408% due 06/25/2037 •	10,246	10,137

KVK CLO Ltd.
1.168% due 01/14/2028 •	2,240	2,225

LoanCore Issuer Ltd.
1.282% due 05/15/2028 •	2,952	2,941

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •	2,418	2,479

MASTR Specialized Loan Trust
0.408% due 02/25/2036 •	435	420
0.408% due 06/25/2046 •	532	509
0.518% due 01/25/2037 •	288	163

MidOcean Credit CLO
1.075% due 04/15/2027 •	1,838	1,828

Morgan Stanley ABS Capital, Inc. Trust
1.078% due 11/25/2034 •	1,616	1,611

Morgan Stanley Capital, Inc. Trust
0.328% due 03/25/2036 •	42	36

Navient Private Education Refi Loan Trust
2.180% due 08/15/2068	1,154	1,158

Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•	4,495	4,427

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.948% due 12/25/2034 •	1,352	1,370

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ	927	397

Residential Asset Mortgage Products Trust
0.508% due 02/25/2036 •	1,000	918
0.588% due 12/25/2035 •	516	470

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.388% due 10/25/2036 •		$2,204	$2,142

Soundview Home Loan Trust
0.823% due 06/25/2035 •		1,015	1,009

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •		3,000	2,964

Structured Asset Investment Loan Trust
1.048% due 05/25/2035 •		2,500	2,467

Structured Asset Securities Corp. Mortgage Loan Trust
0.358% due 02/25/2037 •		1,949	1,835
1.153% due 11/25/2035 •		500	486

Tralee CLO Ltd.
1.382% due 10/20/2028 •		4,000	3,966

Venture CLO Ltd.
1.155% due 04/15/2027 •		3,263	3,233

Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •		2,716	2,710

Total Asset-Backed Securities (Cost $92,452)			98,392

SOVEREIGN ISSUES 6.0%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (d)	BRL	208,700	36,756

Chile Government International Bond
1.625% due 01/30/2025	EUR	3,800	4,736

Emirate of Abu Dhabi Government International Bond
2.500% due 04/16/2025		$3,400	3,624

Israel Government International Bond
2.750% due 07/03/2030		4,100	4,545

Japan Bank for International Cooperation
2.375% due 07/21/2022		3,700	3,834

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		5,300	5,745

Peru Government International Bond
5.400% due 08/12/2034	PEN	2,000	582
8.200% due 08/12/2026		20,500	7,556

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Province of Ontario
3.150% due 06/02/2022	CAD	3,100	$2,437
4.000% due 06/02/2021		2,000	1,540

Province of Quebec
3.500% due 12/01/2022		600	481
4.250% due 12/01/2021		10,600	8,330
4.500% due 12/01/2020		900	681

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	4,288	25

Qatar Government International Bond
3.375% due 03/14/2024		$4,300	4,639
3.875% due 04/23/2023		3,600	3,872

Total Sovereign Issues (Cost $92,724)			89,383

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(b)		4,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 1.0%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		2,200,000	2,669

UTILITIES 0.8%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)		464,023	12,553

Total Preferred Securities (Cost $15,096)			15,222

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 16.3%

REPURCHASE AGREEMENTS (h) 13.4%
		$201,278

U.S. TREASURY BILLS 2.9%
0.109% due 10/22/2020 - 01/21/2021 (c)(d)(l)	43,600	43,595

Total Short-Term Instruments (Cost $244,872)		244,873

Total Investments in Securities (Cost $1,512,111)		1,552,739

INVESTMENTS IN AFFILIATES 11.2%

SHORT-TERM INSTRUMENTS 11.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.2%

PIMCO Short Asset Portfolio	9,398,771	94,110

PIMCO Short-Term Floating NAV Portfolio III	7,437,302	73,339

Total Short-Term Instruments (Cost $167,167)		167,449

Total Investments in Affiliates (Cost $167,167)		167,449

Total Investments 114.9% (Cost $1,679,278)		$1,720,188

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $(3,741))		2,489

Other Assets and Liabilities, net (15.1)%		(225,963)

Net Assets 100.0%		$1,496,714

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Security did not produce income within the last twelve months.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$12,551	$12,553	0.84%

106	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.110%	09/30/2020	10/01/2020	$13,800	U.S. Treasury Bonds 2.875% due 05/15/2043	$(13,999)	$13,800	$13,800
FICC	0.000	09/30/2020	10/01/2020	578	U.S. Treasury Notes 2.125% due 08/15/2021	(590)	578	578
NOM	0.110	09/30/2020	10/01/2020	26,300	U.S. Treasury Bonds 3.000% due 11/15/2044	(26,669)	26,300	26,300
SGY	0.100	09/30/2020	10/01/2020	160,600	U.S. Treasury Notes 0.500% due 06/30/2027	(163,519)	160,600	160,601

Total Repurchase Agreements						$(204,777)	$201,278	$201,279

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	4.000%	11/01/2050	$10,738	$(11,457)	$(11,464)

Total Short Sales (0.8)%				$(11,457)	$(11,464)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$13,800	$0	$0	$13,800	$(13,999)	$(199)
FICC	578	0	0	578	(590)	(12)
NOM	26,300	0	0	26,300	(26,669)	(369)
SGY	160,601	0	0	160,601	(163,519)	(2,918)

Total Borrowings and Other Financing Transactions	$201,279	$0	$0

(1)	Includes accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(236) at a weighted average interest rate of 0.005%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Buxl 30-Year Bond December Futures	12/2020	10	$2,611	$101	$14	$(13)
U.S. Treasury 5-Year Note December Futures	12/2020	3,338	420,692	504	0	(339)
U.S. Treasury 10-Year Note December Futures	12/2020	2,218	309,480	515	0	(555)

				$1,120	$14	$(907)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	4	$(818)	$(4)	$1	$(1)
U.S. Treasury 30-Year Bond December Futures	12/2020	234	(41,250)	(280)	219	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	110	(24,399)	381	220	0
United Kingdom Long Gilt December Futures	12/2020	34	(5,971)	6	20	(10)

				$103	$460	$(11)

Total Futures Contracts				$1,223	$474	$(918)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	2.671%		$3,900	$22	$(36)	$(14)	$1	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		1,900	(85)	81	(4)	1	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		1,200	(2)	(9)	(11)	0	(1)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		600	(10)	0	(10)	0	0
Goldman Sachs Group, Inc.	1.000	Quarterly	12/20/2020	0.293		11,900	182	(160)	22	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	3,500	(632)	(39)	(671)	0	(16)

							$(525)	$(163)	$(688)	$2	$(17)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 29 5-Year Index	(1.000)%	Quarterly	06/20/2023	EUR	19,600	$(347)	$(10)	$(357)	$0	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2050	GBP	18,600	$(2,101)	$691	$(1,410)	$153	$0
Pay	3-Month USD-LIBOR	2.800	Semi-Annual	08/22/2023		$24,700	(551)	2,444	1,893	0	(1)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	3,470,000	(205)	(439)	(644)	0	(15)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		6,010,000	(341)	(773)	(1,114)	0	(22)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		930,000	0	(24)	(24)	4	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		470,000	0	(11)	(11)	2	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		780,000	0	(8)	(8)	3	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,250,000	(1)	(8)	(9)	6	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		463,000	0	(4)	(4)	2	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		463,000	0	(4)	(4)	2	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		231,000	0	(5)	(5)	1	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		563,000	1	(16)	(15)	3	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		720,000	(37)	(125)	(162)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		880,000	64	(270)	(206)	0	(4)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		3,410,000	134	915	1,049	13	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		140,000	0	(45)	(45)	0	(1)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		1,580,000	(87)	(503)	(590)	0	(8)
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		236,000	0	(57)	(57)	2	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		236,000	0	(56)	(56)	2	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,310,000	48	(1,276)	(1,228)	0	(13)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		150,000	0	(160)	(160)	0	(1)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		440,000	28	(424)	(396)	0	(5)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		230,000	1	(240)	(239)	0	(2)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		1,160,500	59	(1,186)	(1,127)	0	(12)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		840,000	86	(215)	(129)	10	0
Pay	6-Month JPY-LIBOR	0.123	Semi-Annual	08/22/2039		400,000	10	(71)	(61)	5	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		150,000	0	(28)	(28)	2	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		150,000	367	(104)	263	3	0
Pay	28-Day MXN-TIIE	8.748	Lunar	11/06/2020	MXN	276,600	0	81	81	1	0
Pay	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		1,030,400	(70)	370	300	5	0
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		320,100	0	(139)	(139)	0	(1)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		834,600	21	(398)	(377)	0	(4)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		137,700	0	(62)	(62)	0	(1)

							$(2,574)	$(2,150)	$(4,724)	$219	$(93)

Total Swap Agreements							$(3,446)	$(2,323)	$(5,769)	$221	$(117)

108	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$474	$221	$695	$0	$(918)	$(117)	$(1,035)

(j)

Securities with an aggregate market value of $8,434 and cash of $13,027 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020	EUR	7,479		$8,859	$82	$0
	03/2021	PEN	2,228		622	4	0

BPS	11/2020	AUD	4,460		3,202	7	0
	04/2021	BRL	22,500		4,091	107	0

BSH	04/2021		105,600		19,555	861	(1)

CBK	10/2020	CAD	1,144		870	11	0
	10/2020		$14,431	CAD	19,307	68	0
	11/2020	CAD	19,307		$14,433	0	(68)
	11/2020	EUR	3,356		3,977	39	0
	11/2020	GBP	8,227		10,818	200	0

DUB	03/2021	PEN	1,316		367	3	0

HUS	10/2020	CAD	8,933		6,785	76	0
	11/2020	GBP	39,524		51,689	677	0
	11/2020		$1,152	GBP	879	0	(18)

JPM	11/2020	EUR	4,303		$5,093	44	0
	11/2020	JPY	102,600		967	0	(7)
	04/2021	BRL	80,600		14,948	679	0

MYI	10/2020	CAD	4,778		3,622	34	0
	11/2020		$3,307	EUR	2,796	0	(26)

SCX	02/2021	ILS	428		$124	0	(1)

TOR	10/2020	CAD	4,451		3,403	60	0

UAG	11/2020	EUR	21,230		25,155	240	0
	11/2020	GBP	1,090		1,398	0	(8)

Total Forward Foreign Currency Contracts						$3,192	$(129)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	$73.000	10/07/2020	4,400	$0	$0

Total Purchased Options					$0	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	5,200	$(40)	$(13)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	4,300	(31)	(31)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	6,400	(50)	(38)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	6,800	(29)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	4,500	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	14,400	(58)	(13)

Total Written Options					$(222)	$(95)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.429%	$1,700	$10	$(2)	$8	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	4,700	30	(9)	21	0

GST	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761	2,700	(113)	(55)	0	(168)

Total Swap Agreements							$(73)	$(66)	$29	$(168)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$86	$0	$8	$94	$0	$0	$0	$0	$94	$0	$94
BPS	114	0	0	114	0	0	0	0	114	0	114
BSH	861	0	0	861	(1)	0	0	(1)	860	(770)	90
CBK	318	0	21	339	(68)	0	0	(68)	271	(260)	11
DUB	3	0	0	3	0	0	0	0	3	0	3
FAR	0	0	0	0	0	(95)	0	(95)	(95)	0	(95)
GST	0	0	0	0	0	0	(168)	(168)	(168)	306	138
HUS	753	0	0	753	(18)	0	0	(18)	735	(1,040)	(305)
JPM	723	0	0	723	(7)	0	0	(7)	716	(650)	66
MYI	34	0	0	34	(26)	0	0	(26)	8	72	80
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	60	0	0	60	0	0	0	0	60	0	60
UAG	240	0	0	240	(8)	0	0	(8)	232	(340)	(108)

Total Over the Counter	$3,192	$0	$29	$3,221	$(129)	$(95)	$(168)	$(392)

(l)

Securities with an aggregate market value of $378 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

110	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$474	$474
Swap Agreements	0	2	0	0	219	221

	$0	$2	$0	$0	$693	$695

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,192	$0	$3,192
Swap Agreements	0	29	0	0	0	29

	$0	$29	$0	$3,192	$0	$3,221

	$0	$31	$0	$3,192	$693	$3,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$918	$918
Swap Agreements	0	24	0	0	93	117

	$0	$24	$0	$0	$1,011	$1,035

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$129	$0	$129
Written Options	0	0	0	0	95	95
Swap Agreements	0	168	0	0	0	168

	$0	$168	$0	$129	$95	$392

	$0	$192	$0	$129	$1,106	$1,427

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(42)	$(42)
Written Options	0	0	0	0	83	83
Futures	0	0	0	0	22,968	22,968
Swap Agreements	0	5,406	0	0	(2,729)	2,677

	$0	$5,406	$0	$0	$20,280	$25,686

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,998	$0	$6,998
Written Options	0	14	0	41	241	296
Swap Agreements	0	96	0	0	0	96

	$0	$110	$0	$7,039	$241	$7,390

	$0	$5,516	$0	$7,039	$20,521	$33,076

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Schedule of Investments PIMCO Moderate Duration Fund (Cont.)

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(552)	$(552)
Futures	0	0	0	0	(19,133)	(19,133)
Swap Agreements	0	(4,143)	0	0	2,713	(1,430)

	$0	$(4,143)	$0	$0	$(16,972)	$(21,115)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(9,511)	$0	$(9,511)
Written Options	0	235	0	610	127	972
Swap Agreements	0	(33)	0	0	0	(33)

	$0	$202	$0	$(8,901)	$127	$(8,572)

	$0	$(3,941)	$0	$(8,901)	$(16,845)	$(29,687)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$323,244	$0	$323,244
Industrials	0	205,434	0	205,434
Utilities	0	60,773	0	60,773
Municipal Bonds & Notes
California	0	1,009	0	1,009
U.S. Government Agencies	0	381,810	0	381,810
U.S. Treasury Obligations	0	36,838	0	36,838
Non-Agency Mortgage-Backed Securities	0	95,761	0	95,761
Asset-Backed Securities	0	98,392	0	98,392
Sovereign Issues	0	89,383	0	89,383
Preferred Securities
Banking & Finance	0	2,669	0	2,669
Utilities	0	0	12,553	12,553
Short-Term Instruments
Repurchase Agreements	0	201,278	0	201,278
U.S. Treasury Bills	0	43,595	0	43,595

	$0	$1,540,186	$12,553	$1,552,739

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$167,449	$0	$0	$167,449

Total Investments	$167,449	$1,540,186	$12,553	$1,720,188

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(11,464)	$0	$(11,464)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	474	221	0	695
Over the counter	0	3,221	0	3,221

	$474	$3,442	$0	$3,916

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(918)	(117)	0	(1,035)
Over the counter	0	(392)	0	(392)

	$(918)	$(509)	$0	$(1,427)

Total Financial Derivative Instruments	$(444)	$2,933	$0	$2,489

Totals	$167,005	$1,531,655	$12,553	$1,711,213

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

112	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Mortgage-Backed Securities Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 159.7%

CORPORATE BONDS & NOTES 0.5%

BANKING & FINANCE 0.2%

Preferred Term Securities Ltd.
1.157% (US0003M + 0.860%) due 07/03/2033 ~	$381	$366

INDUSTRIALS 0.3%

Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029	834	759

Total Corporate Bonds & Notes (Cost $1,133)		1,125

U.S. GOVERNMENT AGENCIES 137.3%

Fannie Mae
0.000% due 07/25/2022 (b)(c)	2	2
0.200% due 02/25/2043 •(a)	233	2
0.235% due 12/25/2036 •	654	648
0.268% due 03/25/2034 •	114	114
0.298% due 08/25/2034 •	9	9
0.415% due 06/25/2033 •	14	14
0.435% due 06/25/2032 •	74	72
0.448% due 12/25/2048 •	715	717
0.515% due 11/25/2032 •	28	27
0.548% due 03/25/2049	538	541
0.550% due 04/18/2028 •	1	1
0.598% due 05/25/2023 - 07/25/2036 •	413	416
0.606% due 08/25/2050 •	534	536
0.648% due 03/25/2032 - 11/25/2059 •	2,182	2,202
0.798% due 02/25/2024 •	35	35
0.808% due 04/25/2037 •	542	523
1.148% due 04/25/2023 - 04/25/2032 •	56	57
1.640% due 03/01/2032 •	8	8
1.759% due 08/01/2027 •	29	29
2.088% due 02/01/2035 •	10	11
2.242% due 01/25/2022 ~(a)	1,179	15
2.254% due 01/01/2035 •	18	18
2.287% due 01/01/2035 •	21	22
2.317% due 01/01/2035 •	12	13
2.358% due 01/25/2031 ~(a)	1,750	268
2.362% due 09/01/2035 •	13	13
2.371% due 08/01/2042 - 10/01/2044 •	494	497
2.445% due 10/25/2046 ~(a)	33	2
2.500% due 07/01/2046 - 12/01/2046	460	477
2.571% due 01/01/2035 •	69	71
2.666% due 07/25/2052 ~(a)	122	6
2.675% due 02/01/2036 •	243	243
2.682% due 07/25/2044 ~(a)	138	8
2.700% due 06/01/2030 •	1	1
2.721% due 07/25/2044 ~(a)	106	6
2.724% due 07/25/2045 ~(a)	422	32
2.740% due 08/25/2054 ~(a)	168	11
2.755% due 01/25/2045 ~(a)	90	4
2.760% due 08/25/2055 ~(a)	121	7
2.780% due 04/25/2055 ~(a)	199	11
2.793% due 03/01/2035 •	3	3
2.795% due 07/01/2035 •	29	30
2.818% due 03/25/2045 ~(a)	108	6
2.821% due 10/01/2035 •	6	6
2.829% due 05/01/2035 •	83	86
2.933% due 05/01/2035 •	9	9
2.944% due 07/25/2039	454	468
3.000% due 07/25/2045 - 02/01/2057	3,444	3,601
3.000% due 04/25/2046 (a)	415	23
3.010% due 09/25/2045 ~(a)	111	8
3.036% due 08/25/2044 ~(a)	84	5
3.086% due 09/01/2034 •	98	99
3.141% due 05/25/2035 ~	61	62
3.161% due 11/01/2035 •	22	22
3.176% due 05/01/2038 •	418	441
3.189% due 10/01/2037 •	601	635

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.262% due 01/01/2036 •	$148	$157
3.333% due 01/01/2035 •	14	14
3.348% due 02/01/2035 - 05/01/2035 •	63	65
3.354% due 03/01/2035 •	5	5
3.416% due 04/01/2035 •	38	38
3.456% due 09/01/2041 •	146	154
3.467% due 07/01/2035 •	10	11
3.474% due 11/01/2034 •	6	6
3.475% due 12/01/2034 •	2	2
3.491% due 03/01/2035 •	10	10
3.500% due 03/25/2044 - 01/01/2057	2,041	2,246
3.500% due 04/25/2046 (a)	293	13
3.507% due 11/01/2048 •	887	924
3.508% due 07/01/2035 •	42	44
3.545% due 12/01/2034 •	4	4
3.575% due 02/01/2026	500	553
3.577% due 10/01/2035 •	16	16
3.594% due 02/01/2035 •	10	11
3.624% due 04/01/2033 •	22	23
3.631% due 02/01/2035 •	18	19
3.642% due 02/01/2035 •	18	19
3.715% due 02/01/2035 •	8	9
3.790% due 02/01/2042 •	85	89
3.885% due 12/01/2034 •	128	128
3.905% due 11/01/2035 •	9	9
3.917% due 05/01/2035 •	54	57
3.928% due 10/01/2028 •	5	5
4.000% due 06/01/2033 - 11/25/2045	1,377	1,568
4.005% due 10/01/2032 •	108	108
4.500% due 09/01/2033 - 04/01/2059	2,683	3,138
5.452% due 06/25/2044 •(a)	660	92
5.767% due 04/25/2043 - 06/25/2043 •	1,057	1,105
5.778% due 06/25/2043 •	754	787
5.852% due 11/25/2049 •(a)	147	25
5.917% due 03/25/2043 •	70	71
6.437% due 11/25/2035 •(a)	971	174
6.500% due 09/25/2023 - 01/25/2032	43	49
6.500% due 04/25/2038 (a)	22	5
7.000% due 09/25/2023	3	3
7.750% due 08/25/2022	2	3
8.000% due 07/25/2034	322	409
8.047% due 07/25/2043 •	1,261	1,521
8.971% due 10/25/2045 •	203	243

Freddie Mac
0.000% due 08/15/2056 - 10/15/2058 (b)(c)	1,633	1,414
0.402% due 05/15/2035 •	31	31
0.487% due 11/25/2021 •	68	68
0.506% due 10/15/2037 - 10/15/2040 •	4,434	4,367
0.507% due 09/25/2021 •	14	14
0.602% due 12/15/2031 •	48	48
0.652% due 09/15/2030 - 06/15/2042 •	422	427
0.864% due 01/25/2023 ~(a)	20,692	282
1.086% due 11/25/2022 ~(a)	9,464	154
1.324% due 04/25/2021 ~(a)	5,757	19
2.371% due 02/25/2045 •	133	135
2.422% due 11/15/2040 •	274	267
2.500% due 01/15/2045 - 09/01/2046	811	845
2.692% due 10/15/2037 ~(a)	15	1
2.712% due 10/15/2037 ~(a)	36	2
2.836% due 09/01/2034 •	235	248
2.972% due 11/01/2036 •	117	123
2.987% due 10/15/2041 ~(a)	73	4
3.000% due 06/15/2037 - 08/01/2046	4,417	4,843
3.001% due 03/15/2037 ~(a)	33	2
3.026% due 09/01/2035 •	92	92
3.058% due 11/15/2038 ~(a)	95	5
3.062% due 08/15/2041 ~(a)	29	2
3.123% due 08/15/2036 ~(a)	67	4
3.168% due 02/15/2038 ~(a)	68	4
3.169% due 11/15/2036 ~(a)	86	5

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.205% due 05/15/2037 ~(a)	$31	$1
3.212% due 06/15/2038 ~(a)	66	5
3.379% due 08/01/2036 •	14	15
3.488% due 05/01/2032 •	11	11
3.500% due 12/15/2022 - 12/01/2048	1,035	1,127
3.500% due 01/15/2043 - 08/15/2045 (a)	922	94
3.556% due 10/01/2039 •	415	438
3.625% due 03/01/2035 •	9	9
3.634% due 02/01/2035 •	2	2
3.727% due 01/01/2035 •	14	15
3.730% due 02/01/2028 •	13	13
3.735% due 11/01/2031 •	11	11
3.750% due 04/01/2035 •	44	46
3.759% due 02/01/2035 •	3	3
3.785% due 02/01/2035 •	10	10
3.900% due 03/01/2035 •	3	3
3.945% due 01/01/2034 •	7	8
3.971% due 06/01/2035 •	20	21
4.000% due 03/15/2042 - 05/15/2048	3,974	4,524
4.000% due 09/15/2045 - 04/15/2046 (a)	1,725	266
4.093% due 08/01/2025 •	1	1
4.500% due 04/01/2039 - 04/01/2044	547	617
5.000% due 09/01/2033 - 03/01/2049	2,763	3,137
5.500% due 04/01/2027 - 09/01/2039	1,348	1,590
5.500% due 10/15/2035 (a)	147	30
6.000% due 02/01/2024 - 05/01/2040	942	1,096
6.048% due 01/15/2043 •(a)	1,561	299
6.500% due 12/15/2023 - 03/15/2029	218	265
7.000% due 05/15/2037	475	639
8.000% due 06/15/2026	2	2
11.853% due 05/15/2035 •	137	193
15.379% due 05/15/2041 •	199	323

Ginnie Mae
0.000% due 12/20/2036 (b)(c)	186	172
0.402% due 08/16/2032 •	38	38
0.505% due 02/20/2068 •	67	67
0.585% due 05/20/2065 •	45	45
0.635% due 03/20/2061 •	38	38
0.795% due 01/20/2065 •	62	62
0.875% due 09/20/2063 •	723	728
0.905% due 09/20/2065 •	779	788
1.155% due 04/20/2063 - 08/20/2063 •	2,446	2,481
1.206% due 08/20/2070 •	1,200	1,254
1.455% due 09/20/2063 •	619	629
2.000% due 03/20/2043	71	74
2.369% due 06/20/2042 ~(a)	149	7
2.383% due 11/20/2045 ~(a)	168	8
2.419% due 06/20/2042 ~(a)	137	7
2.455% due 09/20/2045 ~(a)	188	7
2.495% due 12/20/2045 ~(a)	157	6
2.618% due 06/20/2043 ~(a)	126	6
3.000% due 05/20/2039 (a)	134	3
3.000% due 02/15/2043 - 08/20/2050	12,366	13,131
3.125% (H15T1Y + 1.500%) due 12/20/2021 ~	1	1
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 08/20/2026 ~	5	5
3.500% due 02/15/2042 - 03/20/2050	8,157	8,893
3.500% due 08/20/2042 (a)	322	38
4.000% due 03/15/2045 - 04/20/2048	3,751	4,047
4.000% due 06/20/2045 (a)	795	91
4.070% due 01/15/2050	1,210	1,216
4.500% due 07/15/2039 - 02/20/2049	2,551	2,803
5.000% due 11/20/2034 - 12/20/2048	2,377	2,654
5.000% due 08/20/2045 •	85	101

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 09/15/2033 - 12/15/2039	$174	$202
5.924% due 11/20/2045 •(a)	739	143
6.000% due 05/20/2042	51	57
6.500% due 07/15/2024 - 08/15/2038	315	367
8.968% due 09/20/2045 •	138	185

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	2,400	2,484
2.500% due 11/01/2050 - 12/01/2050	4,100	4,293
3.000% due 10/01/2050 - 12/01/2050	7,450	7,784
3.500% due 10/01/2050 - 12/01/2050	9,850	10,374
4.000% due 10/01/2050 - 11/01/2050	11,350	12,051
4.500% due 11/01/2050	50	54

Uniform Mortgage-Backed Security
2.000% due 01/01/2028 - 09/01/2029	383	400
2.500% due 06/01/2028 - 12/01/2032	1,843	1,935
3.000% due 12/01/2021 - 03/01/2050	13,047	13,804
3.000% due 03/01/2050 - 06/01/2050 (f)	10,603	11,252
3.500% due 12/01/2033 - 03/01/2050	10,972	11,860
4.000% due 07/01/2033 - 09/01/2050	18,324	20,209
4.000% due 10/01/2048 (f)	3,281	3,520
4.500% due 07/01/2039 - 04/01/2049	3,458	3,823
5.000% due 06/01/2021 - 06/01/2023	54	56
5.500% due 08/01/2024 - 12/01/2048	707	806
6.000% due 03/01/2022 - 11/01/2040	949	1,104
6.500% due 11/01/2028 - 11/01/2037	544	632
7.500% due 09/01/2034	1	1

Uniform Mortgage-Backed Security, TBA
1.500% due 12/01/2035	3,000	3,066
2.000% due 11/01/2035 - 12/01/2050	37,700	38,904
2.500% due 11/01/2035 - 11/01/2050	11,150	11,665
3.000% due 11/01/2035	700	734
3.500% due 10/01/2035 - 11/01/2050	20,600	21,733
4.000% due 10/01/2035	600	636
4.500% due 10/01/2035 - 10/01/2050	2,800	2,996
5.000% due 10/01/2050	2,000	2,192

Total U.S. Government Agencies (Cost $277,462)		284,067

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.2%

BAMLL Commercial Mortgage Securities Trust
1.352% due 03/15/2034 •	1,000	948

Banc of America Funding Trust
0.736% due 05/20/2035 ^•	34	31
4.199% due 01/20/2047 ^~	212	206

Banc of America Mortgage Trust
3.612% due 07/20/2032 ~	6	6

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •	15	14

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	781	776
4.149% due 01/10/2036	1,000	1,082

Citigroup Mortgage Loan Trust
0.948% due 08/25/2035 ^•	404	369

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.356% due 07/20/2046 ^•	$63	$48
0.398% due 09/25/2046 ^•	401	274
0.398% due 10/25/2046 ^•	62	45
0.436% due 09/20/2046 •	310	194
0.488% due 10/25/2046 ^•	337	245
0.595% due 05/25/2035 •	301	280

Countrywide Home Loan Mortgage Pass-Through Trust
0.488% due 03/25/2036 •	19	10
0.498% due 02/25/2036 ^•	7	2
0.728% due 04/25/2035 •	99	92
1.068% due 09/25/2034 •	98	72
2.640% due 04/25/2035 ~	375	326
3.601% due 06/19/2031 ~	28	28

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058	708	714

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.388% due 06/25/2037 •	18	20

GreenPoint Mortgage Funding Trust
0.348% due 10/25/2046 ^•	221	190
0.348% due 12/25/2046 ^•	275	251
0.418% due 04/25/2036 ^•	12	19
0.468% due 09/25/2046 ^•	352	254
0.488% due 10/25/2046 ^•	338	242

GSR Mortgage Loan Trust
0.408% due 08/25/2046 •	228	139

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •	720	634
0.536% due 07/21/2036 •	27	27
0.636% due 03/19/2036 ^•	31	28

HomeBanc Mortgage Trust
0.328% due 12/25/2036 •	53	52

IndyMac Mortgage Loan Trust
0.348% due 06/25/2046 •	82	71
0.348% due 11/25/2046 •	178	162
3.256% due 08/25/2036 ~	2,257	2,151

JPMorgan Chase Commercial Mortgage Securities Trust
1.012% due 01/16/2037 •	400	394

JPMorgan Mortgage Trust
1.048% due 11/25/2049 •	584	586

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «	636	696
4.250% due 09/29/2046 «	1,126	1,257

La Hipotecaria Panamanian Mortgage Trust
3.508% due 11/24/2042 «•	711	760

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	366	368

Lehman XS Trust
0.468% due 11/25/2046 ^•	344	272

MASTR Adjustable Rate Mortgages Trust
0.748% due 05/25/2047 ^•	241	380
0.828% due 05/25/2047 ^•	279	295

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	967	55

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •	38	37

Motel 6 Trust
1.072% due 08/15/2034 •	206	203

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	926	980

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	1,604	1,689

Residential Accredit Loans, Inc. Trust
0.348% due 12/25/2046 ^•	158	140
0.378% due 05/25/2037 ^•	25	18
0.418% due 05/25/2046 ^•	104	88
3.298% due 08/25/2035 ^~	177	99

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	29	28
0.916% due 10/20/2027 •	4	4

Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032 •	14	13

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Thornburg Mortgage Securities Trust
2.846% due 10/25/2046 •	$95	$93

UBS-Barclays Commercial Mortgage Trust
1.253% due 04/10/2046 ~(a)	2,967	64

WaMu Mortgage Pass-Through Certificates Trust
0.648% due 07/25/2044 •	74	72
0.848% due 12/25/2045 •	289	211

Washington Mutual Mortgage Pass-Through Certificates Trust
0.398% due 07/25/2046 ^•	1	1
1.739% due 12/25/2046 •	158	134

Total Non-Agency Mortgage-Backed Securities (Cost $17,938)		18,939

ASSET-BACKED SECURITIES 12.5%

ACE Securities Corp. Home Equity Loan Trust
0.288% due 07/25/2036 •	1,499	1,234

Aegis Asset-Backed Securities Trust
0.848% due 03/25/2035 •	700	686

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •	7	7

AMRESCO Residential Securities Corp. Mortgage Loan Trust
0.778% due 09/25/2028 •	42	42

Benefit Street Partners CLO Ltd.
1.522% due 01/20/2029 •	800	796

Centex Home Equity Loan Trust
0.448% due 01/25/2032 •	10	10

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •	22	22

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •	777	545

Conseco Finance Home Equity Loan Trust
1.652% due 05/15/2032 •	93	92

Countrywide Asset-Backed Certificates
0.288% due 04/25/2047 •	157	152
0.328% due 06/25/2047 •	694	691
0.398% due 02/25/2036 •	680	631
0.398% due 03/25/2037 •	100	93

Crown Point CLO Ltd.
1.213% due 07/17/2028 •	2,961	2,931

EMC Mortgage Loan Trust
1.648% due 08/25/2040 •	48	48

Figueroa CLO Ltd.
1.175% due 01/15/2027 •	521	521

Fremont Home Loan Trust
0.283% due 10/25/2036 •	621	562

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •	1,200	1,195

GSAA Home Equity Trust
0.448% due 03/25/2037 •	232	131

GSAMP Trust
0.278% due 12/25/2046 •	518	339
0.288% due 12/25/2036 •	987	617

Home Equity Asset Trust
0.748% due 11/25/2032 •	3	2

HSI Asset Securitization Corp. Trust
0.288% due 01/25/2037 •	392	335

Jamestown CLO Ltd.
1.493% due 01/17/2027 •	959	959

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	278	281
3.750% due 04/25/2059 þ	725	745

Morgan Stanley ABS Capital, Inc. Trust
0.218% due 10/25/2036 •	510	332
0.278% due 01/25/2037 •	1,086	583

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	633	306

Mountain View CLO Ltd.
1.361% due 10/16/2029 •	1,000	998

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	761	570

114	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.398% due 11/25/2036 ^•	$729	$667

Saxon Asset Securities Trust
1.898% due 12/25/2037 •	203	193

Securitized Asset-Backed Receivables LLC Trust
0.578% due 01/25/2035 •	421	397

Structured Asset Investment Loan Trust
0.458% due 01/25/2036 •	1,100	1,003
1.078% due 06/25/2035 •	2,000	1,918

Towd Point Mortgage Trust
1.148% due 05/25/2058 •	543	544
1.636% due 04/25/2060 ~	1,384	1,412
2.710% due 01/25/2060 ~	1,289	1,349

United National Home Loan Owner Trust
7.410% due 03/25/2025 ^þ	23	23

Utah State Board of Regents
0.925% due 01/25/2057 •	932	930

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Venture CLO Ltd.
1.286% due 08/28/2029 •	$1,000	$994

Total Asset-Backed Securities (Cost $25,296)		25,886

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (e) 0.2%
		327

U.S. TREASURY BILLS 0.0%
0.088% due 10/08/2020 (c)(d)(i)	31	31

Total Short-Term Instruments (Cost $358)		358

Total Investments in Securities (Cost $322,187)		330,375

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 3.4%

SHORT-TERM INSTRUMENTS 3.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.4%

PIMCO Short-Term Floating NAV Portfolio III	712,429	$7,025

Total Short-Term Instruments (Cost $7,025)		7,025

Total Investments in Affiliates (Cost $7,025)		7,025

Total Investments 163.1% (Cost $329,212)		$337,400

Financial Derivative Instruments (g)(h) (0.1)% (Cost or Premiums, net $(1,381))		(139)

Other Assets and Liabilities, net (63.0)%		(130,370)

Net Assets 100.0%		$206,891

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$327	U.S. Treasury Notes 2.125% due 08/15/2021	$(334)	$327	$327

Total Repurchase Agreements						$(334)	$327	$327

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	0.200%	09/14/2020	10/14/2020	$ (10,962)	$(10,962)
	0.200	09/21/2020	10/14/2020	(3,428)	(3,429)

Total Reverse Repurchase Agreements					$(14,391)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (7.3)%
Ginnie Mae, TBA	4.500%	10/01/2050	$2,000	$(2,164)	$(2,187)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2050	6,355	(6,675)	(6,659)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	5,950	(6,349)	(6,352)

Total Short Sales (7.3)%				$(15,188)	$(15,198)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$327	$0	$0	$327	$(334)	$(7)
JPS	0	(14,391)	0	(14,391)	14,772	381

Total Borrowings and Other Financing Transactions	$327	$(14,391)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(14,391)	$0	$0	$(14,391)

Total Borrowings	$0	$(14,391)	$0	$0	$(14,391)

Payable for reverse repurchase agreements					$(14,391)

(f)	Securities with an aggregate market value of $14,772 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(8,893) at a weighted average interest rate of 0.542%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	50	$	6,302	$6	$0	$(5)
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	24		3,838	8	0	(11)

					$14	$0	$(16)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	115	$	(16,046)	$(11)	$29	$0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	8		(1,775)	28	16	0

					$17	$45	$0

Total Futures Contracts					$31	$45	$(16)

116	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	08/07/2021	$	3,000	$3	$58	$61	$0	$0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	08/07/2021		3,000	(6)	(63)	(69)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		2,900	(1)	(46)	(47)	0	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		13,200	495	(1,201)	(706)	2	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		2,500	30	(250)	(220)	0	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		1,750	(28)	(53)	(81)	1	0
Receive	3-Month USD-LIBOR	2.200	Semi-Annual	02/03/2026		12,000	46	(1,246)	(1,200)	12	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		5,200	(221)	(590)	(811)	7	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		1,600	(92)	(148)	(240)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		1,000	(48)	(6)	(54)	2	0
Pay	3-Month USD-LIBOR	2.894	Semi-Annual	06/04/2028		600	0	113	113	0	(1)
Pay	3-Month USD-LIBOR	2.900	Semi-Annual	06/29/2028		1,200	0	225	225	0	(4)
Pay	3-Month USD-LIBOR	2.916	Semi-Annual	07/02/2028		300	0	56	56	0	(1)
Pay	3-Month USD-LIBOR	2.915	Semi-Annual	07/09/2028		1,000	0	188	188	0	(2)
Pay	3-Month USD-LIBOR	2.920	Semi-Annual	07/16/2028		600	0	113	113	0	(2)
Pay	3-Month USD-LIBOR	3.228	Semi-Annual	10/25/2028		600	0	135	135	0	(2)
Pay	3-Month USD-LIBOR	3.177	Semi-Annual	11/01/2028		600	0	132	132	0	(2)
Pay	3-Month USD-LIBOR	3.270	Semi-Annual	11/08/2028		6,300	0	1,437	1,437	0	(16)
Pay	3-Month USD-LIBOR	3.142	Semi-Annual	11/20/2028		600	0	130	130	0	(2)
Pay	3-Month USD-LIBOR	3.113	Semi-Annual	11/21/2028		1,200	0	258	258	0	(3)
Pay	3-Month USD-LIBOR	3.100	Semi-Annual	12/17/2028		100	0	21	21	0	0
Pay	3-Month USD-LIBOR	3.120	Semi-Annual	12/17/2028		200	0	43	43	0	0
Pay	3-Month USD-LIBOR	2.697	Semi-Annual	01/04/2029		600	0	106	106	0	(2)
Receive	3-Month USD-LIBOR	1.727	Semi-Annual	11/08/2029		5,100	25	(543)	(518)	12	0
Pay	3-Month USD-LIBOR	1.796	Semi-Annual	11/08/2029		5,100	0	551	551	0	(12)
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		1,100	(4)	(135)	(139)	3	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		400	(13)	45	32	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2029		7,100	(559)	(837)	(1,396)	18	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		2,900	(34)	(260)	(294)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		1,600	(28)	(170)	(198)	4	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		800	(1)	(97)	(98)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		9,600	(427)	(105)	(532)	26	0
Receive(1)	3-Month USD-LIBOR	0.695	Semi-Annual	12/16/2030		200	0	1	1	1	0
Receive(1)	3-Month USD-LIBOR	0.697	Semi-Annual	12/16/2030		100	0	1	1	0	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		5,600	(221)	83	(138)	16	0

Total Swap Agreements							$(1,084)	$(2,054)	$(3,138)	$115	$(50)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$45	$115	$160	$0	$(16)	$(50)	$(66)

Cash of $2,484 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.068%	02/08/2021	1,000	$ 4	$5

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	1,900	15	3

CBK	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.895	11/05/2020	1,000	4	2

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.585%	08/06/2021	1,000	$ 4	$5
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.461	08/31/2021	8,500	6	3
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.500	11/05/2020	1,500	7	1
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.381	02/10/2021	1,500	3	3
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	3,300	20	5

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.530	11/05/2020	1,900	11	2

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.413	08/20/2021	1,800	1	1
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.420	08/23/2021	9,000	6	3
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.446	08/31/2021	9,000	6	4
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	700	5	1

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.561	12/07/2020	2,200	13	8

							$ 105	$46

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$57.500	11/05/2020	10,000	$1	$0

Total Purchased Options					$106	$46

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.080%	10/07/2020	4,500	$ (4)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.580	10/07/2020	4,500	(4)	0

							$ (8)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	500	$(4)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	3,000	(23)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	3,000	(20)	(7)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	3,300	(24)	(24)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	3,500	(27)	(21)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	2,000	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	2,800	(9)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	2,400	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	3,000	(12)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	3,000	(12)	(3)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.469	11/02/2020	2,000	(11)	(17)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	1,500	(2)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	1,000	(4)	(1)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	3,000	(17)	(13)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	2,100	(9)	(20)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,500	(6)	(6)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	2,000	(5)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	1,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	2,300	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	1,500	(4)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	4,600	(23)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.281	10/07/2020	4,600	(27)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	2,000	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	1,000	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	1,500	(4)	(1)

118	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$102.375	11/05/2020	1,500	$(7)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	3,500	(23)	(32)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	1,500	(11)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.031	11/05/2020	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	1,500	(4)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	1,500	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,500	(6)	(6)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	500	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,500	(3)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	500	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	2,000	(11)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	2,000	(9)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	500	(1)	0

					$(395)	$(217)

Total Written Options					$(403)	$(217)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.700%	Quarterly	11/18/2020	$	20,000	$0	$(27)	$0	$(27)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Quarterly	12/16/2020		10,000	0	(16)	0	(16)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Quarterly	12/18/2020		10,000	0	(18)	0	(18)

								$0	$ (61)	$0	$(61)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(2)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	56,705	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	369	$0	$(1)	$0	$(1)

SAL	Pay	IOS.FN.550.08 Index	3,534	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		19	0	0	0	0

									$0	$(1)	$0	$(1)

Total Swap Agreements									$0	$(62)	$0	$(62)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(3)
BOA	$0	$5	$0	$5	$0	$0	$0	$0	$5	$0	$5
BPS	0	3	0	3	0	0	0	0	3	0	3
CBK	0	2	0	2	0	0	0	0	2	0	2
DUB	0	17	0	17	0	0	(1)	(1)	16	0	16
FAR	0	2	0	2	0	(67)	0	(67)	(65)	0	(65)
GLM	0	9	0	9	0	0	0	0	9	0	9
GSC	0	0	0	0	0	(17)	0	(17)	(17)	0	(17)
JPM	0	0	0	0	0	(123)	0	(123)	(123)	31	(92)
JPS	0	0	0	0	0	0	(61)	(61)	(61)	0	(61)
MYC	0	8	0	8	0	0	0	0	8	0	8
SAL	0	0	0	0	0	(10)	0	(10)	(10)	0	(10)

Total Over the Counter	$0	$46	$0	$46	$0	$(217)	$(62)	$(279)

(i)

Securities with an aggregate market value of $31 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

Schedule of Investments PIMCO Mortgage-Backed Securities Fund (Cont.)

(2)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$45	$45
Swap Agreements	0	0	0	0	115	115

	$0	$0	$0	$0	$160	$160

Over the counter
Purchased Options	$0	$0	$0	$0	$46	$46

	$0	$0	$0	$0	$206	$206

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$16	$16
Swap Agreements	0	0	0	0	50	50

	$0	$0	$0	$0	$66	$66

Over the counter
Written Options	$0	$0	$0	$0	$217	$217
Swap Agreements	0	0	0	0	62	62

	$0	$0	$0	$0	$279	$279

	$0	$0	$0	$0	$345	$345

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$146	$146
Swap Agreements	0	0	0	0	(632)	(632)

	$0	$0	$0	$0	$(486)	$(486)

Over the counter
Purchased Options	$0	$0	$0	$0	$(177)	$(177)
Written Options	0	0	0	0	474	474
Swap Agreements	0	0	0	0	(29)	(29)

	$0	$0	$0	$0	$268	$268

	$0	$0	$0	$0	$(218)	$(218)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(115)	$(115)
Swap Agreements	0	0	0	0	632	632

	$0	$0	$0	$0	$517	$517

Over the counter
Purchased Options	$0	$0	$0	$0	$(49)	$(49)
Written Options	0	0	0	0	368	368
Swap Agreements	0	0	0	0	(124)	(124)

	$0	$0	$0	$0	$195	$195

	$0	$0	$0	$0	$712	$712

120	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$366	$0	$366
Industrials	0	759	0	759
U.S. Government Agencies	0	284,067	0	284,067
Non-Agency Mortgage-Backed Securities	0	16,226	2,713	18,939
Asset-Backed Securities	0	25,886	0	25,886
Short-Term Instruments
Repurchase Agreements	0	327	0	327
U.S. Treasury Bills	0	31	0	31

	$0	$327,662	$2,713	$330,375

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$7,025	$0	$0	$7,025

Total Investments	$7,025	$327,662	$2,713	$337,400

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(15,198)	$0	$(15,198)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	45	115	0	160
Over the counter	0	46	0	46

	$45	$161	$0	$206

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(16)	(50)	0	(66)
Over the counter	0	(253)	(26)	(279)

	$(16)	$(303)	$(26)	$(345)

Total Financial Derivative Instruments	$29	$(142)	$(26)	$(139)

Totals	$7,054	$312,322	$2,687	$322,063

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlement	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,801	$0	$(78)	$(1)	$(3)	$(6)	$0	$0	$2,713	$(1)

	$2,801	$0	$(78)	$(1)	$(3)	$(6)	$0	$0	$2,713	$(1)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(15)	$0	$0	$(11)	$0	$0	$(26)	$(11)

Totals	$2,801	$0	$(93)	$(1)	$(3)	$(17)	$0	$0	$2,687	$(12)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$2,713	Proxy Pricing	Base Price	107.000 - 111.500	109.694

Financial Derivative Instruments - Liabilities
Over the counter	(20)	Indicative Market Quotation	Broker Quote	0.967	—
	(6)	Other Valuation Techniques(2)	—	—	—

Total	$2,687

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	121

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 258.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.0%

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$1,610	$1,435

Total Loan Participations and Assignments (Cost $1,588)			1,435

CORPORATE BONDS & NOTES 0.6%

BANKING & FINANCE 0.5%

Alpha Bank AE
2.500% due 02/05/2023 (h)	EUR	2,600	3,188

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~		2,400	2,833

Banco La Hipotecaria S.A.
4.750% due 11/15/2022		$15,000	15,390

Physicians Realty LP
3.950% due 01/15/2028		2,784	2,903

Preferred Term Securities Ltd.
0.550% (US0003M + 0.300%) due 03/22/2037 ~		388	333
0.550% (US0003M + 0.300%) due 09/22/2037 ~		2,678	2,357
0.600% (US0003M + 0.350%) due 03/22/2038 ~		1,979	1,702
0.617% (US0003M + 0.380%) due 09/23/2035 ~		181	172
0.817% (US0003M + 0.580%) due 03/23/2035 ~		4,000	3,360

WP Carey, Inc.
4.250% due 10/01/2026		200	226

			32,464

INDUSTRIALS 0.1%

GlaxoSmithKline Capital, Inc.
3.625% due 05/15/2025		1,600	1,818

Times Square Hotel Trust
8.528% due 08/01/2026		2,484	2,712

			4,530

Total Corporate Bonds & Notes (Cost $34,369)			36,994

U.S. GOVERNMENT AGENCIES 177.0%

Fannie Mae
0.000% due 01/25/2033 - 05/25/2048 (b)(f)		8,297	7,831
0.200% due 02/25/2043 •(a)		6,633	53
0.264% due 01/25/2044 ~(a)		4,241	32
0.748% due 02/25/2024 •		3	3
0.778% due 09/25/2022 ~(a)		42,670	304
0.998% due 07/25/2038 •		716	731
1.000% due 06/25/2043 •(a)		9,929	424
1.500% due 03/25/2042		2,423	2,357
1.510% due 06/01/2028		3,920	4,069
1.985% due 09/01/2043 •		4,184	4,317
2.000% due 12/25/2042		85	81
2.358% due 01/25/2031 ~(a)		10,033	1,535
2.413% due 01/01/2047 •		116	119
2.445% due 10/25/2046 ~(a)		572	29
2.500% due 06/25/2022		1	1
2.500% due 12/25/2027 - 02/25/2028 (a)		7,237	394
2.510% due 04/25/2046 ~(a)		2,059	104
2.540% due 08/01/2026		11,398	12,351
2.600% due 09/01/2024		15,400	15,898
2.650% due 06/01/2027		1,280	1,403
2.666% due 07/25/2052 ~(a)		1,704	85
2.682% due 07/25/2044 ~(a)		1,932	106
2.721% due 07/25/2044 ~(a)		2,334	124
2.724% due 07/25/2045 ~(a)		7,308	555
2.738% due 06/01/2035 •		63	64
2.740% due 08/25/2054 ~(a)		1,153	78
2.750% due 10/01/2028		2,962	3,295

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.750% due 08/25/2047 •(a)	$59,105	$4,728
2.755% due 01/25/2045 ~(a)	1,685	83
2.760% due 08/25/2055 ~(a)	1,701	101
2.780% due 04/25/2055 ~(a)	2,786	157
2.818% due 03/25/2045 ~(a)	1,508	78
2.930% due 01/01/2031	1,207	1,373
2.950% due 07/01/2029 - 02/01/2030	9,529	10,726
3.000% due 12/25/2021 - 06/25/2050 (a)	213,215	17,847
3.000% due 09/25/2022 - 03/01/2057	30,295	31,747
3.000% due 02/01/2057 - 05/01/2058 (h)	59,665	63,654
3.010% due 09/25/2045 ~(a)	1,886	136
3.030% due 07/01/2029	2,145	2,453
3.036% due 08/25/2044 ~(a)	1,485	86
3.110% due 04/01/2024	8,500	9,188
3.225% due 04/01/2048 •	215	222
3.243% due 05/01/2047 •	2,711	2,837
3.330% due 07/01/2022	1,894	1,962
3.430% due 03/01/2033	1,000	1,168
3.445% due 01/01/2035 •	235	246
3.490% due 07/01/2026	3,935	4,436
3.500% due 10/25/2021 - 09/25/2050 (a)	202,212	23,974
3.500% due 01/25/2041 - 07/25/2043	3,820	4,047
3.503% due 08/01/2049 •	15,840	16,510
3.511% due 06/01/2048 •	1,433	1,498
3.516% due 12/01/2034 •	189	196
3.575% due 02/01/2026	12,198	13,496
3.594% due 12/01/2048 •	6,712	6,958
3.620% due 01/01/2029	4,862	5,695
3.750% due 05/25/2033 - 01/25/2044	2,275	2,613
3.793% due 01/01/2035 •	459	484
3.850% due 01/01/2029	8,383	10,055
3.852% due 01/25/2033 •	3,525	3,672
3.908% due 08/25/2043 ~	34	36
3.930% due 02/01/2031	1,289	1,553
3.950% due 02/01/2031	1,090	1,315
3.975% due 06/01/2048 •	120	121
4.000% due 01/25/2033 - 09/25/2050 (a)	252,527	35,588
4.000% due 06/01/2033 - 06/25/2042	4,974	5,499
4.002% due 02/25/2033 •	3,968	4,245
4.018% due 05/25/2042 ~	30	32
4.050% due 12/01/2028	3,720	4,415
4.170% due 07/25/2044 ~(a)	28,468	4,532
4.267% due 01/25/2043 •	1,801	1,915
4.500% due 02/01/2038 - 08/01/2040	105	112
4.500% due 11/25/2044 - 07/25/2050 (a)	16,556	1,931
4.500% due 04/01/2059 (h)	12,885	14,724
4.845% due 03/25/2047 •	256	281
4.852% due 06/25/2050 •(a)	14,304	2,788
5.000% due 11/01/2033 - 07/25/2040	212	250
5.000% due 01/25/2043 •	1,512	1,714
5.000% due 06/25/2050 (a)	6,973	1,022
5.094% due 10/25/2042 •	136	150
5.222% due 03/25/2043 •	28,921	30,034
5.352% due 05/25/2047 •	1,562	1,631
5.452% due 06/25/2044 •(a)	8,774	1,227
5.500% due 02/25/2029 (a)	12	1
5.500% due 01/25/2032 ~(a)	201	32
5.500% due 12/25/2034 - 11/01/2036	3,180	3,634
5.522% due 03/25/2033 •	11,009	12,434
5.690% due 01/25/2043 •	2,169	2,367
5.778% due 11/25/2042 - 01/25/2043 •	5,244	5,728
5.802% due 10/25/2043 - 01/25/2050 •(a)	29,857	6,447
5.812% due 12/25/2036 •(a)	573	115
5.852% due 07/25/2046 - 11/25/2049 •(a)	163,548	31,226
5.872% due 09/25/2049 •(a)	25,166	3,761

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.893% due 10/25/2046 ~(a)	$14,068	$1,968
5.902% due 10/25/2042 - 07/25/2059 •(a)	138,108	26,820
5.917% due 03/25/2043 •	512	524
5.952% due 06/25/2037 - 07/25/2050 •(a)	137,600	23,379
6.000% due 04/25/2032 - 02/25/2033 (a)	338	58
6.000% due 02/25/2034	146	170
6.002% due 05/25/2042 - 01/25/2049 •(a)	77,728	14,163
6.002% due 03/25/2043 (a)	2,227	436
6.052% due 06/25/2040 - 06/25/2048 •(a)	68,206	11,514
6.052% due 05/25/2048 •	12,571	13,835
6.102% due 08/25/2041 - 02/25/2043 •(a)	31,381	5,433
6.282% due 03/25/2042 •(a)	2,413	482
6.300% due 06/25/2031 ~	43	43
6.302% due 09/25/2037 •(a)	3,460	678
6.452% due 09/25/2040 •(a)	2,234	373
6.500% due 04/25/2038 (a)	353	81
6.502% due 05/25/2036 •(a)	1,243	335
6.552% due 10/25/2026 - 08/25/2040 •(a)	3,129	348
6.602% due 09/25/2039 •(a)	118	22
6.652% due 12/25/2032 - 11/25/2036 •(a)	3,669	801
6.752% due 04/25/2038 •(a)	729	163
6.952% due 10/25/2034 •(a)	1,441	263
6.988% due 06/25/2048	5,259	6,386
7.000% due 12/25/2023 - 03/25/2049	73	93
7.260% due 08/25/2033 •	671	797
7.552% due 08/25/2034 •(a)	803	169
7.604% due 12/25/2042 - 10/25/2043 •	11,729	13,978
8.971% due 11/25/2042 - 10/25/2045 •	7,492	9,220
8.988% due 11/25/2042 - 05/25/2043 •	473	596
9.390% due 10/25/2041 •	667	823
9.490% due 11/25/2041 •	3,274	4,485
9.804% due 06/25/2043 •	5,540	7,345
9.909% due 05/25/2043 •	3,611	4,794
11.320% due 08/25/2043 •	642	835
12.042% due 01/25/2041 •	4,985	7,093
12.364% due 03/25/2040 •	199	272
15.407% due 05/25/2043 •	545	703
17.468% due 09/25/2024 •	8	9
19.381% due 09/25/2023 •	2	2
24.927% due 12/25/2036 •	86	135

Freddie Mac
0.000% due 04/15/2021 - 08/15/2057 (b)(f)	163,268	144,701
0.506% due 10/15/2038 •	5,568	5,624
0.636% due 08/25/2022 ~(a)	101,664	639
0.733% due 07/25/2024 ~(a)	136,770	2,456
0.922% due 09/25/2022 ~(a)	41,324	561
1.055% due 04/25/2034 ~(a)	134,624	12,071
2.000% due 08/25/2050 (a)	11,528	1,067
2.202% due 07/15/2035 •	19,800	19,974
2.500% due 09/15/2027 - 08/25/2050 (a)	62,288	4,054
2.500% due 01/15/2033	7,296	7,338
2.692% due 10/15/2037 ~(a)	207	9
2.700% due 08/01/2023	16,800	17,532
2.712% due 10/15/2037 ~(a)	615	25
2.750% due 11/25/2029	67,007	70,744
2.750% due 07/15/2047 •(a)	44,500	3,975
2.979% due 12/25/2047 ~	1,117	1,172
2.987% due 10/15/2041 ~(a)	1,025	53
3.000% due 04/15/2027 - 07/25/2050 (a)	145,987	14,764
3.000% due 05/15/2034 ~(a)	1,096	81
3.000% due 08/15/2042	2,676	2,673
3.001% due 03/15/2037 ~(a)	576	30
3.026% due 10/25/2046 ~	3,328	3,635
3.058% due 11/15/2038 ~(a)	1,678	91
3.062% due 08/15/2041 ~(a)	519	27
3.082% due 10/15/2038 ~(a)	7,434	511

122	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.117% due 01/15/2038 ~(a)	$4,995	$285
3.123% due 08/15/2036 ~(a)	937	52
3.168% due 02/15/2038 ~(a)	1,208	64
3.169% due 11/15/2036 ~(a)	1,469	89
3.205% due 05/15/2037 ~(a)	432	20
3.212% due 06/15/2038 ~(a)	1,122	78
3.314% due 12/15/2027 ~(a)	1,660	104
3.500% due 01/15/2032 - 07/25/2050 (a)	161,467	20,356
3.500% due 01/01/2038 - 04/15/2054	53,977	56,248
3.500% due 02/01/2047 (h)	7,905	8,533
3.500% due 10/15/2047 ~(a)	1,737	212
3.554% due 09/25/2024 ~	13,400	12,124
4.000% due 02/15/2031 - 06/01/2048	96,870	107,187
4.000% due 01/15/2033 - 02/15/2047 •	8,222	8,780
4.000% due 03/15/2042 - 07/25/2050 (a)	227,221	30,388
4.000% due 11/01/2047 - 02/01/2048 (h)	41,771	45,090
4.000% due 05/15/2049 ~(a)	971	148
4.125% due 06/15/2041 þ	8,874	10,099
4.348% due 08/15/2040 •(a)	3,298	412
4.500% due 08/01/2030 - 06/01/2048	5,867	6,613
4.500% due 07/15/2042 - 09/25/2050 (a)	90,951	11,551
4.500% due 04/15/2044 - 12/15/2046 •	4,289	4,634
4.567% due 12/15/2042	873	899
4.848% due 04/15/2042 •(a)	3,134	479
5.000% due 10/15/2042 - 11/15/2046 •	8,491	8,861
5.000% due 09/15/2046 ~(a)	1,526	230
5.000% due 05/25/2048 (a)	14,540	1,917
5.000% due 03/01/2049 (h)	51,178	57,252
5.157% due 10/15/2042 •	2,772	3,009
5.214% due 11/15/2042 •	3,719	3,781
5.217% due 01/15/2043 •	4,703	4,915
5.274% due 11/15/2032 •	232	238
5.397% due 03/15/2045 •	651	719
5.500% due 02/15/2033 - 01/01/2038	1,318	1,518
5.500% due 05/15/2041 •	67	75
5.738% due 09/15/2043 •(a)	19,010	4,032
5.771% due 02/15/2033 - 08/15/2047 •	7,822	8,620
5.848% due 10/15/2036 - 11/25/2049 •(a)	83,528	16,777
5.898% due 08/15/2041 - 06/25/2050 •(a)	151,204	27,523
5.948% due 12/15/2042 - 08/25/2050 •(a)	70,852	14,652
5.998% due 08/15/2025 - 05/25/2050 •(a)	122,329	17,742
6.000% due 07/15/2035	496	741
6.000% due 03/15/2044 (a)	422	100
6.048% due 01/15/2033 - 07/25/2050 •(a)	71,655	13,164
6.278% due 02/15/2037 •(a)	740	179
6.288% due 04/15/2032 •(a)	2,380	402
6.348% due 01/15/2039 •(a)	524	9
6.448% due 01/15/2041 •(a)	548	107
6.498% due 02/15/2032 - 03/15/2035 •(a)	1,419	188
6.548% due 09/15/2026 - 07/15/2042 •(a)	4,107	729
6.598% due 03/15/2037 •(a)	796	173
6.897% due 12/15/2023 •(a)	247	21
7.000% due 03/01/2039	36	42
7.433% due 07/15/2043 •	691	751
7.500% due 06/15/2042 •	1,084	1,342
7.608% due 12/15/2042 •	3,079	3,713
7.689% due 01/15/2033 •	1,276	1,634
7.848% due 06/15/2031 •(a)	173	38
7.991% due 09/17/2032 •	22	25
8.971% due 07/15/2037 - 08/15/2045 •	7,291	9,693
9.042% due 05/15/2043 •	892	1,168

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
9.348% due 10/25/2027 •	$247	$278
9.390% due 09/15/2041 •	1,655	2,100
9.495% due 10/15/2040 •	284	385
9.595% due 01/15/2041 •	1,081	1,380
9.930% due 05/15/2024 •(a)	143	18
10.898% due 03/25/2025 •	670	734
11.853% due 05/15/2035 •	274	386
11.908% due 05/15/2033 •	15	19
12.695% due 05/15/2033 •	6	8
14.003% due 02/15/2041 •	479	726
15.328% due 04/15/2043 •	1,648	2,632
15.379% due 05/15/2041 •	842	1,365
15.566% due 10/15/2033 •	285	390
16.118% due 11/15/2034 •	10	14
18.870% due 10/15/2023 •	18	22

Ginnie Mae
0.000% due 06/20/2040 - 11/16/2045 (b)(f)	49,228	45,000
0.000% due 04/16/2053 ~(a)	903	1
0.028% due 05/16/2050 ~(a)	4,640	2
0.103% due 08/16/2048 ~(a)	7,852	55
0.406% due 03/20/2041 •	861	859
0.503% due 12/20/2042 ~	761	725
0.605% due 11/20/2060 •	1,114	1,115
0.655% due 03/20/2061 •	484	485
0.675% due 08/20/2062 •	804	806
1.610% due 05/16/2053 ~(a)	325	20
2.267% due 08/20/2047 ~(a)	9,493	451
2.330% due 05/20/2047 ~(a)	15,768	738
2.369% due 06/20/2042 ~(a)	2,443	117
2.383% due 11/20/2045 ~(a)	2,377	110
2.418% due 06/20/2046 ~(a)	6,758	319
2.419% due 06/20/2042 ~(a)	2,301	111
2.455% due 09/20/2045 ~(a)	3,198	118
2.490% due 11/20/2046 ~(a)	753	40
2.495% due 12/20/2045 ~(a)	2,204	90
2.500% due 10/20/2047 •(a)	15,879	1,200
2.500% due 10/20/2050 (c)	50,500	53,120
2.532% due 07/20/2041 ~(a)	2,430	118
2.534% due 01/20/2047 ~(a)	10,046	436
2.546% due 07/20/2046 ~(a)	10,562	517
2.550% due 08/20/2045 ~(a)	1,423	59
2.569% due 05/20/2040 ~(a)	8,353	359
2.573% due 04/20/2043 ~(a)	13,690	682
2.608% due 11/20/2046 ~(a)	10,376	467
2.616% due 10/20/2046 ~(a)	10,162	455
2.618% due 06/20/2043 ~(a)	2,052	96
3.000% due 05/20/2039 - 06/20/2046 (a)	28,002	1,291
3.000% due 09/20/2046 - 08/20/2050	79,045	83,271
3.000% due 12/20/2046 (h)	18,053	19,097
3.124% due 06/20/2049 •(a)	48,889	3,775
3.125% due 10/20/2044 •	2,578	2,684
3.144% due 03/20/2048 •(a)	33,437	2,553
3.250% due 08/20/2045 •	1,585	1,646
3.500% due 03/20/2042 - 05/20/2049	36,715	40,487
3.500% due 11/20/2042 - 09/20/2046 (a)	10,311	1,569
3.500% due 03/20/2050 (h)	25,880	27,262
3.634% due 02/20/2049 •(a)	68,339	4,964
4.000% due 07/20/2039 - 03/20/2049	25,611	27,905
4.000% due 10/16/2044 (a)	2,104	258
4.000% due 11/20/2046 •	2,592	2,822
4.000% due 03/20/2047 - 06/20/2048 (h)	52,378	56,264
4.500% due 07/20/2039 - 09/20/2048	17,306	18,602
4.500% due 12/16/2041 - 05/20/2043 (a)	2,868	350
4.500% due 12/20/2041 - 08/20/2048 (h)	11,945	12,893
5.000% due 08/20/2034 - 01/20/2049	3,949	4,325
5.000% due 05/16/2043 (a)	1,509	244
5.000% due 06/20/2045 - 08/20/2045 •	1,755	2,103
5.384% due 05/20/2049 •(a)	9,145	1,083
5.394% due 09/20/2043 •(a)	2,074	279

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.394% due 01/20/2044 •	$3,788	$3,851
5.500% due 02/20/2034 - 04/20/2040	273	301
5.500% due 11/16/2037 (a)	35	2
5.894% due 04/20/2046 - 09/20/2049 •(a)	91,649	16,370
5.898% due 06/16/2039 •(a)	1,609	237
5.924% due 11/20/2045 •(a)	8,345	1,614
5.944% due 01/20/2035 - 12/20/2048 •(a)	18,674	3,070
5.948% due 11/16/2034 •(a)	581	114
5.964% due 12/20/2035 •(a)	20,688	3,518
6.000% due 07/20/2038 - 06/20/2041	444	511
6.044% due 10/20/2047 - 09/20/2048 •(a)	34,309	5,418
6.094% due 02/20/2042 •(a)	237	12
6.094% due 04/20/2048 •	12,407	14,422
6.248% due 01/16/2038 •(a)	3,167	334
6.298% due 02/16/2040 •(a)	3,134	580
6.424% due 10/20/2033 •(a)	870	97
6.500% due 03/15/2035	677	814
6.544% due 05/20/2041 •(a)	2,695	461
7.500% due 11/15/2030	6	6
8.000% due 05/17/2034 •	5	5
8.968% due 09/20/2045 •	323	432
9.202% due 02/20/2045 •	212	215
9.288% due 12/20/2040 •	2,157	2,503
16.661% due 10/20/2045 •	1,821	2,192

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	181,700	188,302
2.500% due 11/01/2050 - 12/01/2050	178,000	186,472
3.000% due 12/01/2050	76,950	80,533
3.500% due 10/01/2050 - 11/01/2050	77,000	81,099
4.000% due 11/01/2050	104,400	111,023
4.500% due 11/01/2050	19,880	21,325

Uniform Mortgage-Backed Security
2.500% due 01/01/2033	6,455	6,872
2.500% due 01/01/2033 (h)	7,720	8,141
3.000% due 04/01/2031 - 06/01/2050 (h)	267,755	284,567
3.000% due 04/01/2038 - 01/01/2050	20,311	21,285
3.500% due 10/01/2034 - 01/01/2047 (h)	50,221	55,056
3.500% due 05/01/2035 - 10/01/2049	32,425	35,255
4.000% due 12/01/2036 - 04/01/2050	149,821	163,813
4.000% due 03/01/2038 - 04/01/2048 (h)	312,338	337,343
4.500% due 04/01/2031 - 01/01/2049	19,664	21,682
4.500% due 12/01/2038 - 01/01/2049 (h)	26,902	29,868
5.000% due 06/01/2048 - 03/01/2049	13,263	14,755
5.000% due 02/01/2049 (h)	9,856	10,854

Uniform Mortgage-Backed Security, TBA
1.500% due 10/01/2035 - 11/01/2035	71,500	73,092
2.000% due 10/01/2035 - 12/01/2050	3,367,000	3,477,118
2.500% due 10/01/2035 - 12/01/2050	2,176,950	2,277,975
3.000% due 10/01/2035 - 11/01/2050	455,275	477,141
3.500% due 10/01/2035 - 11/01/2050	309,600	327,011
4.000% due 10/01/2035	38,500	40,835
4.500% due 10/01/2035 - 10/01/2050	93,500	101,126
6.000% due 10/01/2050	2,000	2,234

Total U.S. Government Agencies (Cost $10,327,897)		10,410,296

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	123

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 19.7%

U.S. Treasury Notes
1.750% due 03/31/2022 (h)(j)(l)		$22,900	$23,453
1.750% due 05/31/2022 (h)(j)		69,340	71,204
1.750% due 07/15/2022 (j)(l)		2,760	2,840
1.750% due 09/30/2022 (h)		57,200	59,050
1.750% due 01/31/2023 (j)(l)		25,350	26,298
1.875% due 08/31/2022 (h)		57,200	59,101
2.000% due 07/31/2022 (h)		37,500	38,779
2.000% due 10/31/2022 (h)		64,100	66,590
2.000% due 11/30/2022 (j)(l)		15,000	15,604
2.125% due 12/31/2021 (h)(j)		92,400	94,681
2.125% due 06/30/2022 (h)		100,300	103,787
2.250% due 11/15/2025 (l)		1,600	1,759
2.250% due 08/15/2027 (h)		21,700	24,342
2.375% due 01/31/2023 (h)		61,800	65,013
2.375% due 05/15/2029 (h)		75,500	86,881
2.500% due 03/31/2023 (h)(j)		45,750	48,441
2.500% due 02/28/2026 (h)		57,600	64,348
2.625% due 06/30/2023 (h)(j)		25,000	26,697
2.625% due 12/31/2025 (h)(l)		37,700	42,253
2.625% due 01/31/2026 (h)		60,500	67,899
2.625% due 02/15/2029 (h)		42,420	49,545
2.750% due 06/30/2025 (j)(l)		5,100	5,698
2.750% due 02/15/2028 (j)(l)		3,300	3,839
2.875% due 11/30/2025 (h)(l)		75,400	85,361
3.000% due 09/30/2025 (h)		22,000	24,968

Total U.S. Treasury Obligations (Cost $1,097,656)			1,158,431

NON-AGENCY MORTGAGE-BACKED SECURITIES 25.9%

Adjustable Rate Mortgage Trust
0.598% due 09/25/2035 •		5,170	4,790
1.298% due 02/25/2035 •		8,337	7,394

American Home Mortgage Assets Trust
0.378% due 06/25/2037 •		8,283	6,863
0.438% due 08/25/2037 ^•		10,764	9,679
3.146% due 01/25/2036 ~		1,322	1,061

American Home Mortgage Investment Trust
0.548% due 03/25/2046 •		7,321	6,674
1.030% due 06/25/2045 •		1,668	1,378
2.314% due 06/25/2045 •		198	199

Anthracite Ltd.
5.678% due 06/20/2041		6,521	688

Ashford Hospitality Trust
1.402% due 04/15/2035 •		8,335	7,811
1.602% due 06/15/2035 •		2,200	2,052
2.002% due 06/15/2035 •		1,600	1,454
2.252% due 04/15/2035 •		8,500	7,792
2.902% due 06/15/2035 •		2,300	1,920

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	48,500	61,951

Banc of America Alternative Loan Trust
0.508% due 06/25/2037 •		$472	331
6.000% due 06/25/2046 ^		2,455	2,149
6.492% due 06/25/2037 ^•(a)		507	120

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		3,411	3,618
6.061% due 02/10/2051 ~		3,019	2,943

Banc of America Funding Trust
0.342% due 01/27/2035 •		7,693	7,385
0.355% due 05/26/2037 •		35,956	31,503
3.466% due 02/20/2036 ^~		1,151	1,091
4.199% due 01/20/2047 ^~		279	272
6.000% due 09/25/2036		23	24

Banc of America Mortgage Trust
3.645% due 11/20/2046 ^~		128	123
3.794% due 05/25/2034 ~		40	40
3.827% due 06/25/2034 ~		74	77
3.951% due 04/25/2035 ^~		4,129	4,070

Barclays Commercial Mortgage Securities Trust
2.543% due 07/15/2037 •		10,600	9,330

BCAP LLC Trust
0.345% due 01/26/2037 ~		3,750	3,320
3.504% due 02/26/2036 ~		6,037	5,724

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bear Stearns Adjustable Rate Mortgage Trust
3.281% due 10/25/2036 ^~	$347	$331
3.918% due 12/25/2046 ^•	655	570
3.943% due 12/25/2046 •	2,834	2,576
4.078% due 05/25/2037 ~	4,366	4,185

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	39	36
0.468% due 08/25/2036 ^•	7,005	6,233
0.648% due 01/25/2036 ^•	1,183	1,350
3.251% due 09/25/2035 ^~	637	503
3.411% due 08/25/2036 ^~	7,347	6,173
3.594% due 11/25/2035 ^~	1,026	930
3.826% due 04/25/2035 ~	80	72

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~	111	112
5.657% due 10/12/2041 ~	3,598	3,684

Bear Stearns Mortgage Funding Trust
0.378% due 09/25/2046 ^•	120	117

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	2,918	2,424

BX Commercial Mortgage Trust
0.902% due 11/15/2035 •	23,154	23,196

BXP Trust
3.379% due 06/13/2039	10,300	11,505

CD Mortgage Trust
3.431% due 08/15/2050	4,600	5,203

Chase Mortgage Finance Trust
3.362% due 02/25/2037 ~	71	71

ChaseFlex Trust
0.298% due 08/25/2037 •	3,789	3,276
0.488% due 05/25/2037 •	2,040	1,912
0.498% due 02/25/2037 •	5,437	1,559
0.548% due 05/25/2037 •	8,700	7,444

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	26,662	26,481
3.778% due 09/10/2058	13,800	15,486

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	10	10
3.228% due 09/25/2059 þ	4,812	4,860
3.245% due 06/27/2037 ~	7,028	6,611
3.258% due 04/25/2066 ~	4,069	4,122
3.487% due 02/20/2036 ~	4,912	4,614
4.140% due 03/25/2036 ^•	37	36
6.000% due 08/25/2037 ~	2,377	1,618

Citigroup Mortgage Loan Trust, Inc.
3.543% due 08/25/2035 ^~	929	912

COBALT CMBS Commercial Mortgage Trust
5.808% due 05/15/2046 ~	10,813	10,824

Commercial Mortgage Lease-Backed Certificates
8.199% due 06/20/2031 ~	9,526	10,117

Commercial Mortgage Trust
1.661% due 12/10/2045 ~(a)	5,396	150

Countrywide Alternative Loan Resecuritization Trust
6.000% due 05/25/2036 ^	51	42

Countrywide Alternative Loan Trust
0.268% due 06/25/2036 •	3,092	2,947
0.288% due 04/25/2047 •	433	391
0.328% due 11/25/2036 •	4,232	4,293
0.338% due 09/25/2046 ^•	3,240	3,034
0.428% due 08/25/2047 ^•	4,462	4,065
0.476% due 12/20/2035 •	2,128	1,972
0.548% due 06/25/2036 ^•	1,891	813
0.796% due 11/20/2035 •	352	321
0.848% due 05/25/2036 •	223	95
2.145% due 03/25/2047 ^•	127	118
2.419% due 08/25/2035 •	5,286	5,064
2.519% due 09/25/2035 •	511	481
3.069% due 10/20/2035 •	1,503	1,172
3.573% due 05/25/2036 ~	2,969	2,721
5.452% due 06/25/2036 •(a)	1,871	413
5.500% due 07/25/2035	7,839	7,543
6.000% due 07/25/2036 ^	21,702	14,935
6.000% due 08/25/2036	2,357	2,444
6.000% due 08/25/2036 •	1,902	1,930
6.000% due 04/25/2037 ^	3,297	2,508
6.000% due 04/25/2037	5,033	3,409
6.000% due 07/25/2037	15,305	11,136

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 12/25/2036		$10,640	$7,297
6.802% due 10/25/2037 ^•(a)		7,110	2,311

Countrywide Home Loan Mortgage Pass-Through Trust
0.808% due 02/25/2035 •		524	509
3.313% due 01/25/2036 ~		61	55
3.339% due 03/25/2037 ^~		618	565
3.359% due 02/25/2047 ^~		749	686
3.377% due 11/25/2037 ~		1,737	1,673
3.465% due 01/25/2036 ^~		2,617	2,462
4.500% due 05/01/2034		230	232
5.500% due 01/25/2035		295	305
5.750% due 05/25/2037 ^		30	21
5.750% due 07/25/2037 ^		2,149	1,671
6.000% due 01/25/2038		352	260
6.250% due 09/25/2037 ^		91	78
6.500% due 10/25/2037 ^		12,107	7,241
6.500% due 11/25/2037 ^		4,947	3,024

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 01/25/2036 •		306	293
4.925% due 01/25/2034 ^~		3,981	4,026
7.500% due 06/25/2035 ^		646	692

Credit Suisse Commercial Mortgage Trust
5.530% due 01/15/2049 ^~(d)		2,500	3,525

Credit Suisse Mortgage Capital Certificates
3.441% due 09/27/2047 ~		3,510	3,605
3.507% due 08/26/2058		4,957	4,998
3.749% due 01/26/2047 ~		3,797	2,535
6.062% due 10/26/2036 ~		987	965
6.250% due 05/26/2048		6,912	5,261

Credit Suisse Mortgage Capital Trust
2.691% due 03/25/2060 «~		12,200	12,198
3.050% due 10/27/2059 ~		12,336	12,425
3.120% due 12/26/2059 ~		2,629	2,653
3.322% due 10/25/2058 ~		4,446	4,488
3.594% due 07/25/2050		5,865	5,972
4.788% due 05/27/2053 ~		2,287	2,613

CSAIL Commercial Mortgage Trust
2.968% due 12/15/2052		3,100	3,441

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 03/25/2037 ^•		1,516	1,452
0.388% due 01/25/2047 •		1,887	1,592
0.448% due 09/25/2047 ^•		23,987	20,879

Eurosail PLC
0.830% due 09/13/2045 •	GBP	1,320	1,624

Fannie Mae
5.902% due 07/25/2049 (a)		$13,653	1,596

First Horizon Alternative Mortgage Securities Trust
2.236% due 07/25/2036 ~		138	122

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		138	117
4.339% due 11/25/2035 ~		18	17

GB Trust
0.861% due 08/15/2037 ~(a)		230,130	1,684

GCAT LLC
2.981% due 09/25/2025 «þ		4,900	4,901

Global Mortgage Securitization Ltd.
0.418% due 04/25/2032 •		1,970	1,872

GMAC Mortgage Corp. Loan Trust
4.500% due 05/25/2035 ~		14	14

Great Hall Mortgages PLC
0.363% due 06/18/2039 •		542	527

GreenPoint Mortgage Funding Trust
0.378% due 02/25/2037 •		12,513	11,320

Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	13,114	14,558

GS Mortgage Securities Corp. Trust
1.352% due 07/15/2031 •		$11,605	11,119
1.602% due 07/15/2031 •		3,293	3,124
4.202% due 02/10/2029 ~		26,000	25,820
4.579% due 10/10/2032		26,200	25,072

GS Mortgage Securities Trust
1.183% due 08/10/2043 ~(a)		22,227	269

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •		723	589
0.548% due 04/25/2036 •		7,464	6,504
3.806% due 01/25/2036 ~		4,129	3,974
3.860% due 03/25/2035 ~		4,659	4,660

124	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSMSC Resecuritization Trust
3.163% due 06/26/2037 ~		$6,449	$5,912

GSR Mortgage Loan Trust
6.250% due 08/25/2036 ^		810	451

Harben Finance PLC
0.868% due 08/20/2056 •	GBP	535	689

HarborView Mortgage Loan Trust
0.346% due 01/19/2038 •		$21,531	19,577
0.361% due 12/19/2036 •		5,328	4,692
0.366% due 11/19/2036 •		6,661	5,905
0.776% due 08/19/2045 •		50	48
2.874% due 04/19/2034 ~		111	105
2.919% due 09/19/2035 •		6,849	6,161
3.019% due 10/19/2035 •		24,972	18,606

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~		6,089	6,147

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	50,331	64,968

Homestar Mortgage Acceptance Corp.
0.943% due 03/25/2034 •		$2,668	2,532

HSI Asset Loan Obligation Trust
0.518% due 12/25/2036 •		842	171
6.482% due 12/25/2036 •(a)		846	221

HSI Asset Securitization Corp. Trust
0.958% due 07/25/2035 •		13,265	13,207

Impac Secured Assets Trust
0.428% due 08/25/2036 •		1,965	1,795
0.498% due 05/25/2036 •		35	33

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 ^•		3,014	2,873
0.348% due 10/25/2036 •		11	10
0.928% due 12/25/2034 •		385	318
2.921% due 09/25/2036 ^~		3,133	2,703
3.047% due 08/25/2035 ~		59	55
3.070% due 09/25/2036 ^~		214	192
3.301% due 06/25/2037 ^~		14,535	11,853

Jefferies Resecuritization Trust
5.234% due 06/25/2047 ~		912	798

JPMorgan Alternative Loan Trust
0.308% due 11/25/2036 ^•		2,214	1,955
3.412% due 11/25/2036 ^~		289	290
6.000% due 12/27/2036		3,628	2,886

JPMorgan Chase Commercial Mortgage Securities Trust
2.292% due 10/15/2032 •		3,900	3,539
4.733% due 01/12/2039 ~		4,239	4,209
5.126% due 01/12/2037 ~		906	919
5.215% due 01/12/2037 ~		2,577	2,610
5.337% due 05/15/2047		25,323	22,270
5.855% due 06/12/2043 ~		2,509	2,515
6.040% due 01/12/2038 ~		1,500	1,519
6.095% due 05/15/2045 ~		1,482	1,465

JPMorgan Mortgage Trust
2.962% due 07/25/2035 ~		6	6
3.364% due 06/25/2036 ~		5,642	4,895
3.559% due 11/25/2035 ~		4,430	4,181
3.629% due 01/25/2037 ~		3,854	3,565
3.887% due 04/25/2035 ~		28	28
7.000% due 08/25/2037 ^		1,221	946

JPMorgan Resecuritization Trust
6.000% due 08/26/2036 ~		3,572	3,511
6.000% due 09/26/2036		6,559	5,692

La Hipotecaria El Salvadorian Mortgage Trust
3.358% due 01/15/2046 «		6,924	7,577
4.250% due 09/29/2046 «		36,470	40,706

La Hipotecaria Panamanian Mortgage Trust
3.175% due 09/08/2039 «•		5,923	6,103
3.508% due 11/24/2042 «•		12,591	13,466

LB-UBS Commercial Mortgage Trust
0.359% due 02/15/2040 ~(a)		3,782	0
5.111% due 07/15/2040 ~		3,750	3,741

Legacy Mortgage Asset Trust
2.734% due 01/25/2060 «þ		3,900	3,899
3.000% due 06/25/2059 þ		3,753	3,773

Lehman Mortgage Trust
0.468% due 08/25/2036 ^•		146	108
0.598% due 11/25/2036 •		30,558	6,377

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.750% due 02/25/2037 ^		$5,310	$4,538
6.402% due 11/25/2036 •(a)		19,204	6,349

Lehman XS Trust
0.328% due 12/25/2036 •		3,567	3,521
0.378% due 04/25/2046 ^•		6,780	6,795
0.388% due 08/25/2036 ^•		154	160
1.075% due 08/25/2047 ^•		3,197	2,787

Luminent Mortgage Trust
0.378% due 05/25/2037 ^•		45	41

MASTR Asset Securitization Trust
6.250% due 01/25/2038		687	538

MASTR Reperforming Loan Trust
6.000% due 08/25/2034		1,092	857
7.000% due 07/25/2035		2,865	2,666

Merrill Lynch Mortgage Investors Trust
3.395% due 02/25/2036 ^~		633	508

Merrill Lynch Mortgage Trust
5.519% due 11/12/2037 ~		3,319	3,309

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,461	2,573
2.750% due 08/25/2059 ~		12,991	13,620

ML-CFC Commercial Mortgage Trust
5.324% due 12/12/2049 ~		4,953	3,037

Morgan Stanley Bank of America Merrill Lynch Trust
1.107% due 12/15/2048 ~(a)		7,977	136

Morgan Stanley Capital Trust
2.509% due 04/05/2042 ~		18,600	19,613
5.495% due 11/14/2042 ~		849	842
5.574% due 11/12/2049 ~		2,776	2,835
5.684% due 10/12/2052 ~		849	846
6.215% due 06/11/2042 ~		4,200	4,331

Morgan Stanley Mortgage Loan Trust
1.048% due 02/25/2036 ^•		367	334
3.250% due 09/25/2035 ^~		74	61
3.253% due 12/25/2035 ~		6,226	5,875
5.500% due 10/25/2037 ^		687	695
5.701% due 02/25/2047 þ		2,555	1,541

Morgan Stanley Re-REMIC Trust
0.355% due 02/26/2037 •		14,505	13,784

Mortgage Equity Conversion Asset Trust
0.590% due 02/25/2042 •		5,464	5,338
0.620% due 01/25/2042 •		26,559	25,824
0.630% due 05/25/2042 •		13,809	12,298

MortgageIT Securities Corp. Mortgage Loan Trust
0.378% due 06/25/2047 •		3,631	3,435

Motel 6 Trust
1.072% due 08/15/2034 •		2,468	2,431
1.342% due 08/15/2034 •		8,506	8,328
2.302% due 08/15/2034 •		883	861

Nationslink Funding Corp. Commercial Loan Pass-Through Certificates
5.000% due 01/22/2026		745	754

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		10,180	11,278

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		4,626	4,976

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		44,543	46,906

New York Mortgage Trust
0.808% due 08/25/2035 •		993	954

One Bryant Park Trust
2.516% due 09/15/2054		50,000	53,495

RBSGC Mortgage Loan Trust
0.448% due 01/25/2037 •		21,353	4,309

RBSSP Resecuritization Trust
3.545% due 12/25/2035 ~		4,335	4,138
6.000% due 06/26/2037 ~		440	368

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	14,478	11,123
3.650% due 08/12/2053		8,300	6,712

Residential Accredit Loans, Inc. Trust
0.288% due 01/25/2037 •		$3,551	3,440
0.338% due 05/25/2037 •		5,458	5,089
0.348% due 10/25/2046 •		1,592	1,506
0.448% due 08/25/2035 •		194	165

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.498% due 08/25/2035 ^•		$1,117	$902
0.548% due 06/25/2037 •		4,302	2,931
0.948% due 10/25/2045 •		147	127
2.029% due 10/25/2037 ~		6,351	5,766
2.379% due 09/25/2045 •		3,123	2,947
4.412% due 05/25/2035 ^~		75	53
6.452% due 06/25/2037 •(a)		4,364	1,061
8.000% due 04/25/2036 ^•		226	211

Residential Asset Securitization Trust
6.250% due 08/25/2036		608	527

Residential Funding Mortgage Securities, Inc. Trust
4.893% due 04/25/2037 ~		355	308

RESIMAC Bastille Trust
1.004% due 12/05/2059 •		451	449

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	1,072	1,381

RiverView HECM Trust
0.418% due 05/25/2047 •		$7,590	6,947

Sequoia Mortgage Trust
3.371% due 07/20/2037 ~		112	85

Stanlington PLC
1.060% due 06/12/2046 •	GBP	431	554

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 02/25/2037 •		$4,653	4,413
0.798% due 08/25/2035 •		8,746	8,166
1.298% due 12/25/2037 ^•		3,276	3,176
3.239% due 08/25/2035 ~		482	466
3.438% due 05/25/2035 ~		1,877	1,618

Structured Asset Mortgage Investments Trust
0.328% due 07/25/2046 •		75	64
0.338% due 07/25/2046 ^•		5,089	3,865
0.368% due 05/25/2036 •		481	406

Structured Asset Securities Corp.
0.398% due 07/25/2035 •		883	806
0.408% due 11/25/2035 •		8,352	7,377
3.490% due 01/25/2036 ~		2,312	2,183
4.271% due 11/25/2035 ~(a)		8,352	1,240

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •		251	215

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.621% due 09/25/2033 ~		69	69

Thornburg Mortgage Securities Trust
1.048% due 03/25/2044 •		22	21
1.672% due 03/25/2037 ^•		6,586	5,995

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	19,637	25,260
1.263% due 02/20/2054 •		1,007	1,303

Towd Point Mortgage Funding PLC
0.868% (BP0003M + 0.800%) due 02/20/2045 ~		460	591
1.101% due 10/20/2051 •		10,293	13,317

Trinity Square PLC
1.232% due 07/15/2051 •		1,608	2,078

UBS-Barclays Commercial Mortgage Trust
0.310% due 08/10/2049 ~(a)		$178,586	727

Wachovia Bank Commercial Mortgage Trust
5.843% due 02/15/2051 ~		3,054	2,381

WaMu Commercial Mortgage Securities Trust
3.237% due 11/23/2043 ~		1,300	1,316

WaMu Mortgage Pass-Through Certificates Trust
0.888% due 11/25/2034 •		875	862
0.928% due 10/25/2044 •		3,011	2,975
1.789% due 04/25/2047 ^•		1,056	902
1.829% due 07/25/2047 •		697	601
1.932% due 01/25/2047 •		7,398	7,040
3.073% due 07/25/2037 ^~		93	88
3.306% due 07/25/2037 ^~		54	52
3.537% due 12/25/2035 ^~		802	702
3.545% due 12/25/2036 ^~		1,179	1,105
3.591% due 03/25/2037 ^~		6,236	5,948
3.824% due 01/25/2035 ~		5,141	5,190

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (f)	GBP	0	893
0.982% due 12/21/2049 •		19,526	25,147
1.682% due 12/21/2049 •		2,387	3,079

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	125

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.182% due 12/21/2049 •	GBP	1,193	$1,535
2.682% due 12/21/2049 •		682	873
3.182% due 12/21/2049 •		682	862

Washington Mutual Mortgage Pass-Through Certificates Trust
0.398% due 02/25/2036 •		$289	240
1.719% due 01/25/2047 •		1,950	1,666
4.241% due 09/25/2036 ^þ		6,009	2,599
5.750% due 11/25/2035 ^		1,031	969
6.500% due 03/25/2036 ^		9,330	7,832

Wells Fargo Alternative Loan Trust
0.688% due 03/25/2037 ^•		666	570

Wells Fargo Commercial Mortgage Trust
1.001% due 12/13/2031 •		11,140	10,726
1.251% due 12/13/2031 •		9,273	8,582
1.996% due 12/13/2031 •		220	185
2.652% due 08/15/2049		600	636

Wells Fargo Mortgage-Backed Securities Trust
0.648% due 06/25/2037 ^•		84	70
3.633% due 11/25/2037 ^~		7,286	6,708

Total Non-Agency Mortgage-Backed Securities (Cost $1,530,722)			1,525,094

ASSET-BACKED SECURITIES 35.2%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •		5,500	5,494

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		11,599	11,329
0.628% due 09/25/2035 •		3,405	3,336

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	2,100	2,452

ACE Securities Corp. Home Equity Loan Trust
0.268% due 02/25/2037 •		$3,986	2,159
0.278% due 10/25/2036 •		6,715	3,485
0.368% due 01/25/2037 •		5,610	2,105
0.448% due 02/25/2036 •		1,860	1,846
0.448% due 12/25/2036 •		4,582	3,413
0.763% due 12/25/2035 •		16,213	15,940
1.123% due 11/25/2033 •		1,058	1,054
1.318% due 02/25/2035 •		15,344	15,367

Aegis Asset-Backed Securities Trust
0.778% due 06/25/2035 •		4,000	2,854
0.848% due 03/25/2035 •		7,050	6,905

Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.978% due 12/25/2034 •		2,120	1,949

AlbaCore EURO CLO DAC
1.530% due 07/18/2031 •	EUR	900	1,063

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.823% due 07/25/2035 •		$2,994	2,989
0.828% due 01/25/2036 •		5,000	4,249
1.063% due 01/25/2035 •		5,152	5,109
2.098% due 06/25/2034 •		646	620

Arbor Realty Commercial Real Estate Notes Ltd.
1.302% due 05/15/2037 •		3,700	3,668

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,400	2,805

Argent Securities Trust
0.298% due 07/25/2036 •		$18,369	16,211
0.338% due 03/25/2036 •		3,367	3,106

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.938% due 10/25/2033 •		90	98

Asset-Backed Funding Certificates Trust
0.768% due 04/25/2034 •		205	206
1.398% due 06/25/2034 •		1,369	1,353

Asset-Backed Securities Corp. Home Equity Loan Trust
0.228% due 05/25/2037 •		406	334
0.398% due 03/25/2036 •		1,546	1,346
0.868% due 06/25/2035 •		105	108
1.108% due 11/25/2033 •		2,666	2,484

Ayresome CDO Ltd.
0.518% due 12/08/2045 •		696	692
0.578% due 12/08/2045 •		2,923	2,762

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B&M CLO Ltd.
1.001% due 04/16/2026 •		$422	$422

Barings BDC Static CLO Ltd.
1.295% due 04/15/2027 •		9,316	9,313

Bayview Financial Asset Trust
2.927% due 03/25/2037 •		5,566	5,126

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		1,574	1,579

Bear Stearns Asset-Backed Securities Trust
0.298% due 11/25/2036 •		2,877	2,720
0.348% due 12/25/2036 •		3,272	3,273
0.388% due 07/25/2036 •		10,308	9,962
0.648% due 12/25/2035 •		60	59
0.868% due 12/25/2035 •		5,090	3,768
1.003% due 07/25/2034 •		5,237	5,112
2.448% due 09/25/2033 •		178	107
6.000% due 03/25/2036		7,629	5,929
6.500% due 09/25/2046		17,285	7,755

Benefit Street Partners CLO Ltd.
1.052% due 07/18/2027 •		820	817
1.522% due 01/20/2029 •		8,000	7,962

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	244	286

BNC Mortgage Loan Trust
0.368% due 03/25/2037 •		$29,581	23,993
0.438% due 05/25/2037 •		10,000	7,796

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	250	291

Business Loan Express Business Loan Trust
0.438% due 09/25/2038 •		$2,955	2,452

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	3,800	4,460

Carrington Mortgage Loan Trust
0.368% due 10/25/2036 •		$11,809	9,272
1.513% due 10/17/2029 •		14,100	14,078

Castle Park CLO DAC
0.565% due 01/15/2028 •	EUR	311	363

Catamaran CLO Ltd.
1.095% due 01/27/2028 •		$6,050	5,992

Cent CLO Ltd.
1.345% due 10/15/2026 •		4,255	4,240
1.600% due 10/29/2025 •		724	725

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		4,200	4,198

Citicorp Residential Mortgage Trust
5.016% due 06/25/2037 þ		9,000	7,198

Citigroup Mortgage Loan Trust
0.278% due 08/25/2036 •		9,049	8,951
0.288% due 12/25/2036 •		259	257
0.298% due 12/25/2036 •		3,648	1,917
0.308% due 09/25/2036 •		518	451
0.328% due 01/25/2037 •		3,372	2,829
0.408% due 07/25/2045 •		7,469	6,445
0.448% due 10/25/2036 •		8,026	5,620

Citigroup Mortgage Loan Trust, Inc.
0.558% due 10/25/2035 •		377	387
0.598% due 10/25/2035 ^•		4,229	4,193

College Avenue Student Loans LLC
1.348% due 12/26/2047 •		2,432	2,332
1.798% due 11/26/2046 •		5,472	5,495
4.130% due 12/26/2047		3,339	3,528

Columbia Cent CLO Ltd.
1.395% due 10/25/2028 •		4,420	4,403

Commonbond Student Loan Trust
1.980% due 08/25/2050		15,982	16,341

Conseco Finance Corp.
6.280% due 09/01/2030		5,793	6,130

Conseco Finance Securitizations Corp.
8.310% due 05/01/2032 ~		19,650	7,154

Countrywide Asset-Backed Certificates
0.278% due 12/25/2036 ^•		1,232	1,157
0.288% due 06/25/2037 •		7,898	7,293
0.288% due 07/25/2037 ^•		2,151	2,026
0.288% due 06/25/2047 •		2,784	2,536
0.298% due 05/25/2037 •		1,740	1,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.328% due 06/25/2047 •		$65	$64
0.348% due 09/25/2047 ^•		1,024	882
0.368% due 09/25/2037 ^•		675	619
0.368% due 09/25/2047 ^•		2,422	2,167
0.388% due 04/25/2036 ^•		289	256
0.398% due 02/25/2036 •		1,570	1,457
0.438% due 01/25/2037 •		16,600	13,948
0.448% due 07/25/2036 •		102	102
0.518% due 07/25/2036 •		14,425	11,839
0.778% due 02/25/2036 •		5,228	5,214
0.868% due 01/25/2036 •		14,300	14,167
1.168% due 10/25/2032 •		4,792	4,764

Countrywide Asset-Backed Certificates Trust
0.308% due 03/25/2037 •		442	439
0.388% due 03/25/2037 •		21,060	19,535
0.388% due 10/25/2046 •		8,468	8,122
0.398% due 04/25/2046 ^•		3,857	3,719
0.408% due 09/25/2046 •		3,100	2,841
0.888% due 08/25/2047 •		1,906	1,859
0.948% due 08/25/2047 •		174	172
1.048% due 05/25/2036 •		2,070	2,026

Countrywide Asset-Backed Certificates Trust, Inc.
1.048% due 10/25/2034 •		506	479

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.590% due 12/15/2034 •		18,599	3,686
0.656% due 02/16/2041 •		248,640	10,777

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		141	111
0.298% due 05/25/2036 •		3,490	2,849
0.388% due 05/25/2036 •		5,593	4,629
6.250% due 10/25/2036 þ		584	597

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •		2,483	1,511

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		15,793	15,633
1.442% due 10/20/2028 •		1,965	1,947
1.722% due 10/20/2028 •		8,500	8,420

CSAB Mortgage-Backed Trust
6.500% due 11/25/2036 ^þ		67	20

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	700	815

CWHEQ Revolving Home Equity Loan Trust
0.332% due 05/15/2036 •		$5,710	5,563

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	3,700	4,337

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •		$7,404	7,339

Ellington Loan Acquisition Trust
1.198% due 05/25/2037 •		3,110	3,097
1.248% due 05/25/2037 •		6,335	6,294
1.648% due 05/25/2037 •		6,450	6,349

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	21,129	24,734

EMC Mortgage Loan Trust
1.248% due 08/25/2040 •		$865	854

Encore Credit Receivables Trust
1.183% due 10/25/2035 •		3,552	3,208

Equifirst Loan Securitization Trust
0.338% due 04/25/2037 •		13,825	13,108

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	500	583

Fairstone Financial Issuance Trust
3.948% due 03/21/2033	CAD	3,500	2,633

First Franklin Mortgage Loan Trust
0.308% due 04/25/2036 •		$3,419	3,315
0.308% due 11/25/2036 •		4,451	4,333
0.528% due 02/25/2036 •		5,500	4,668
0.648% due 12/25/2035 •		6,100	5,724
0.958% due 04/25/2035 •		417	417
1.798% due 01/25/2035 •		5,671	5,188

Fremont Home Loan Trust
0.288% due 01/25/2037 •		14,064	9,151
0.308% due 05/25/2036 •		18,407	13,655
0.335% due 08/25/2036 •		24,881	10,934
1.078% due 04/25/2035 •		10,657	10,361

126	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Galaxy CLO Ltd.
1.475% due 10/15/2030 •		$4,200	$4,173

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		2,672	2,654

GE-WMC Mortgage Securities Trust
0.298% due 08/25/2036 •		16,049	10,018

Glacier Funding CDO Ltd.
1.055% due 11/12/2042 •		1,882	1,872

GLS Auto Receivables Issuer Trust
1.580% due 08/15/2024		7,847	7,925

Goodgreen Trust
3.930% due 10/15/2053 ~		9,828	10,470

Greystone Commercial Real Estate Notes Ltd.
1.332% due 09/15/2037 •		13,600	13,294

GSAA Home Equity Trust
0.378% due 04/25/2047 •		8,253	4,987
0.448% due 05/25/2047 •		496	384
2.023% due 02/25/2035 •		900	826
6.000% due 08/25/2047 ^		564	541

GSAMP Trust
0.268% due 12/25/2036 •		948	575
0.288% due 12/25/2036 •		6,703	4,190
0.298% due 08/25/2036 •		2,027	1,749

Gulf Stream Meridian Ltd.
2.478% due 10/15/2029 •		14,100	14,130

Harley Marine Financing LLC
5.682% due 05/15/2043 «		14,144	11,740

Harvest CLO DAC
0.439% due 11/15/2028 •	EUR	946	1,105

Harvest SBA Loan Trust
2.408% due 08/25/2044 •		$10,774	10,437

Hildene CLO Ltd.
1.633% due 10/10/2038 •		20,216	19,901

Home Equity Asset Trust
0.618% due 01/25/2036 •		17,500	16,427
1.123% due 12/25/2034 •		962	932

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 08/25/2036 •		7,500	6,370
0.388% due 04/25/2037 •		5,747	4,285

HSI Asset Securitization Corp. Trust
0.248% due 07/25/2036 •		8,540	5,078
0.298% due 12/25/2036 •		6,318	5,407
0.338% due 01/25/2037 •		3,034	2,547
0.538% due 11/25/2035 •		1,346	1,311

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		13,077	5,269

Invitation Homes Trust
1.251% due 01/17/2038 •		59,825	60,032

JPMorgan Mortgage Acquisition Corp.
0.488% due 02/25/2036 ^•		9,161	9,050

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		2,978	2,900

Legacy Mortgage Asset Trust
1.895% due 01/28/2070 •		27,440	27,510
3.438% due 05/25/2059 þ		2,413	2,443
4.000% due 06/25/2058 þ		12,753	12,916

Lehman XS Trust
0.268% due 02/25/2037 •		10,643	10,245
0.308% due 02/25/2037 •		3,953	3,755

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		26,000	25,741

Long Beach Mortgage Loan Trust
0.293% due 07/25/2036 •		12,608	10,181
0.298% due 05/25/2036 •		1,709	1,190
0.308% due 09/25/2036 •		24,262	10,484
0.853% due 11/25/2035 •		8,230	7,315
0.943% due 06/25/2034 •		66	65
1.048% due 06/25/2035 •		4,564	4,562
1.423% due 02/25/2035 •		700	693

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		18,669	18,515

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •		2,205	2,260

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

M360 Advisors LLC
4.395% due 07/24/2028		$997	$997
6.121% due 07/24/2028		19,700	19,692

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	825

Madison Park Funding Ltd.
1.532% due 07/20/2026 •		$3,898	3,898

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,500	1,750

MAPS Ltd.
4.212% due 05/15/2043		$7,204	6,700

Marlette Funding Trust
3.710% due 12/15/2028		420	423

MASTR Asset-Backed Securities Trust
0.298% due 06/25/2036 •		12,180	7,005
0.308% due 10/25/2036 •		2,711	1,819
0.318% due 10/25/2036 •		506	500
0.328% due 02/25/2036 •		6,114	3,359
0.378% due 01/25/2037 •		11,671	4,557
0.388% due 10/25/2036 •		8,703	7,941
0.648% due 10/25/2035 ^•		6,210	5,941
0.728% due 12/25/2035 •		2,065	2,051

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •		573	384
0.288% due 04/25/2047 •		5,670	3,544
0.298% due 08/25/2037 •		30,937	20,929
0.338% due 04/25/2047 •		6,131	3,864
0.668% due 06/25/2035 •		319	315
0.868% due 06/25/2035 •		400	392

Monarch Grove CLO
1.125% due 01/25/2028 •		4,970	4,922

Morgan Stanley ABS Capital, Inc. Trust
0.248% due 10/25/2036 •		8,292	5,106
0.358% due 01/25/2037 •		1,921	1,188
0.378% due 09/25/2036 •		6,105	3,623
0.943% due 01/25/2035 •		11,083	10,818
1.078% due 07/25/2034 •		118	116
1.198% due 04/25/2035 •		200	195
2.048% due 02/25/2047 •		3,773	3,454

Morgan Stanley ABS Capital, Inc.Trust
0.208% due 05/25/2037 •		4,768	3,982

Morgan Stanley IXIS Real Estate Capital Trust
0.218% due 11/25/2036 •		11,143	5,353
0.298% due 07/25/2036 •		20,041	11,388
0.298% due 11/25/2036 •		14,515	7,086

Morgan Stanley Mortgage Loan Trust
0.388% due 04/25/2037 •		1,862	868
5.726% due 10/25/2036 ^þ		2,866	1,268

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		3,542	3,521
1.086% due 10/13/2027 •		8,001	7,920
1.361% due 10/16/2029 •		13,500	13,470

Nassau Ltd.
1.425% due 10/15/2029 •		18,500	18,431

Navient Private Education Refi Loan Trust
1.690% due 05/15/2069		22,086	22,388

Navient Student Loan Trust
0.948% due 07/26/2066 •		15,115	14,759

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •		2,011	2,005

New Century Home Equity Loan Trust
1.093% due 06/25/2035 •		1,332	1,288

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.558% due 02/25/2036 •		1,016	1,011

NovaStar Mortgage Funding Trust
2.248% due 12/25/2034 •		120	119

OCP CLO Ltd.
1.075% due 07/15/2027 •		6,431	6,411

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		7,993	7,936

OFSI Fund Ltd.
1.172% due 10/18/2026 •		195	196

Option One Mortgage Loan Trust
0.278% due 07/25/2037 •		3,033	2,407

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.328% due 04/25/2037 •		$210	$147
0.648% due 08/25/2032 •		451	446
0.883% due 05/25/2035 •		3,000	2,913

Option One Mortgage Loan Trust Asset-Backed Certificates
0.788% due 07/25/2033 •		724	679
0.838% due 11/25/2035 •		13,200	12,791

OZLM Ltd.
1.745% due 04/15/2032 •		30,000	29,924

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,200	1,403

Palisades CDO Ltd.
0.908% due 07/22/2039 •		$10,623	10,472

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •		4,236	4,221
1.164% due 10/24/2027 •		11,139	11,112
1.180% due 11/15/2026 •		1,508	1,505
1.242% due 04/20/2027 •		9,632	9,616

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.168% due 10/25/2034 •		2,470	2,500
1.273% due 10/25/2034 •		21,500	20,995
2.023% due 09/25/2034 •		412	412
2.248% due 09/25/2034 •		9,136	9,270

People’s Choice Home Loan Securities Trust
1.033% due 06/25/2034 •		5,541	5,406

RAAC Trust
0.448% due 06/25/2044 •		46	40
0.848% due 03/25/2034 •		109	108
1.648% due 09/25/2047 •		5,900	6,125

Renaissance Home Equity Loan Trust
0.455% due 05/25/2036 þ		3,204	2,378
5.473% due 01/25/2037 þ		9,150	4,765
5.608% due 05/25/2036 þ		6,957	4,861
5.746% due 05/25/2036 þ		2,212	1,579
6.166% due 05/25/2036 þ		3,497	2,654

Residential Asset Mortgage Products Trust
0.308% due 02/25/2037 •		181	181
0.828% due 12/25/2035 •		10,170	9,131
2.023% due 10/25/2034 •		5,717	5,276

Residential Asset Securities Corp. Trust
0.298% due 07/25/2036 •		2,388	2,363
0.378% due 06/25/2036 •		16,229	15,782
0.398% due 04/25/2037 •		101	101
1.153% due 05/25/2035 •		3,794	3,700

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		19,600	18,279

Saranac CLO Ltd.
1.906% due 06/22/2030 •		9,882	9,878

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		2,455	2,380
0.898% due 11/25/2035 •		9,000	8,711

SCF Reality Capital Funding LLC
4.100% due 06/25/2047		7,277	7,349

Securitized Asset-Backed Receivables LLC Trust
0.208% due 09/25/2036 •		3,583	3,080
0.238% due 07/25/2036 •		3,748	1,845
0.308% due 09/25/2036 •		31,169	27,422
0.388% due 09/25/2036 •		5,727	5,131
0.763% due 01/25/2035 •		12,371	12,064
1.123% due 03/25/2035 •		63	63

SG Mortgage Securities Trust
0.578% due 10/25/2035 •		989	989

SLC Student Loan Trust
0.360% due 03/15/2027 •		1,731	1,728

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	1,307	1,533
0.000% due 06/17/2024 •		1,238	1,451
0.066% due 12/15/2033 •		1,212	1,344
0.097% due 07/25/2039 •		880	979
0.607% due 03/15/2038 •	GBP	2,741	3,385
0.845% due 10/25/2029 •		$3,870	3,860

SoFi Consumer Loan Program LLC
3.260% due 08/25/2025		774	779

SoFi Professional Loan Program LLC
2.630% due 07/25/2040		3,134	3,197
2.650% due 09/25/2040		882	905

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	127

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		$25,000	$24,909

Soundview Home Loan Trust
0.258% due 01/25/2037 •		3,478	3,015
0.428% due 05/25/2036 •		26,000	25,471
1.138% due 06/25/2035 •		4,884	4,832

Specialty Underwriting & Residential Finance Trust
0.298% due 09/25/2037 •		1,831	1,528
0.525% due 03/25/2037 •		406	292

Sprite Ltd.
4.250% due 12/15/2037		2,757	2,517

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	16,650	19,529

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		$1,855	1,846

START Ireland
4.089% due 03/15/2044		4,750	4,474

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •		25,400	25,099

Store Master Funding LLC
4.290% due 10/20/2048		4,226	4,504

Structured Asset Investment Loan Trust
0.321% due 07/25/2036 •		1,955	1,421
0.948% due 04/25/2034 •		4,998	4,920

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •		756	738
0.283% due 02/25/2037 •		22,392	21,145
0.308% due 12/25/2036 •		35,297	33,323
0.358% due 02/25/2037 •		11,265	10,605

Symphony CLO Ltd.
1.218% due 07/14/2026 •		18,056	17,961

Taberna Preferred Funding Ltd.
0.609% due 12/05/2036 •		31,804	26,397
1.191% due 11/05/2035 •		2,231	1,918
2.231% due 05/05/2038 •		3,811	3,410

Telos CLO Ltd.
1.223% due 04/17/2028 •		18,778	18,658

Terwin Mortgage Trust
0.398% due 05/25/2038 •		8,361	5,833

Thunderbolt Aircraft Lease Ltd.
4.147% due 09/15/2038 þ		20,285	19,130

TICP CLO Ltd.
1.072% due 07/20/2027 •		1,874	1,867
1.112% due 04/20/2028 •		19,634	19,593

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Toro ABS CDO Ltd.
0.492% due 02/07/2042 •		$271,460	$17,834

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	300	350

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		$1,676	1,679
1.148% due 10/25/2059 •		12,375	12,391
3.000% due 06/25/2058 ~		4,990	5,344
3.000% due 11/25/2058 ~		3,653	3,749
4.170% due 11/25/2058 ~		7,674	7,927
4.400% due 11/25/2058 ~		9,718	10,128
4.500% due 10/25/2058 ~		8,511	8,840
4.750% due 11/25/2058 ~		12,900	13,532

Tralee CLO Ltd.
1.382% due 10/20/2028 •		2,000	1,983
1.972% due 10/20/2028 •		3,150	3,095

Trinitas CLO Ltd.
1.635% due 10/25/2028 •		12,500	12,461

Tropic CDO Ltd.
0.595% due 07/15/2036 •		10,772	9,695
1.025% due 04/15/2034 •		82	80

U.S. Capital Funding Ltd.
0.553% due 10/10/2040 •		870	757

Upstart Securitization Trust
2.897% due 09/20/2029		1,916	1,932
4.997% due 08/20/2025		278	278

Venture CLO Ltd.
1.056% due 02/28/2026 •		8,570	8,530
1.155% due 04/15/2027 •		5,067	5,021
1.286% due 08/28/2029 •		18,700	18,583
1.408% due 10/22/2031 •		4,000	3,998

Voya CLO Ltd.
0.965% due 07/25/2026 •		1,861	1,859

Wells Fargo Home Equity Asset-Backed Securities Trust
2.248% due 11/25/2035 •		10,324	10,345

WhiteHorse Ltd.
1.203% due 04/17/2027 •		1,220	1,217

Z Capital Credit Partners CLO Ltd.
1.221% due 07/16/2027 •		4,501	4,491

Zais CLO Ltd.
1.425% due 04/15/2028 •		3,755	3,754

Total Asset-Backed Securities (Cost $2,059,819)			2,071,392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (g) 0.0%
		$198

U.S. TREASURY BILLS 0.0%
0.100% due 10/01/2020 - 01/07/2021 (e)(f)(l)	$1,028	1,028

Total Short-Term Instruments (Cost $1,226)		1,226

Total Investments in Securities (Cost $15,053,277)		15,204,868

	SHARES
INVESTMENTS IN AFFILIATES 2.6%

SHORT-TERM INSTRUMENTS 2.6%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.6%

PIMCO Short-Term Floating NAV Portfolio III	15,224,591	150,130

Total Short-Term Instruments (Cost $150,130)		150,130

Total Investments in Affiliates (Cost $150,130)		150,130

Total Investments 261.0% (Cost $15,203,407)		$15,354,998

Financial Derivative Instruments (i)(k) 0.2% (Cost or Premiums, net $(90,233))		10,693

Other Assets and Liabilities, net (161.2)%		(9,483,414)

Net Assets 100.0%		$5,882,277

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security is not accruing income as of the date of this report.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.

128	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$198	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(202)	$198	$198

Total Repurchase Agreements						$(202)	$198	$198

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOS	0.190%	09/14/2020	10/14/2020		$(859,418)	$(859,495)
JML	(0.150)	07/06/2020	10/06/2020	EUR	(2,244)	(2,630)
JPS	0.200	09/14/2020	10/14/2020		$(30,352)	(30,355)
	0.200	09/17/2020	10/21/2020		(9,028)	(9,029)
	0.210	09/29/2020	10/14/2020		(80,077)	(80,078)

Total Reverse Repurchase Agreements						$(981,587)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)		Payable for Sale-Buyback Transactions
BOS	0.160%	09/24/2020	10/01/2020	$	(1,032,412)	$(1,032,444)
MSC	0.170	09/29/2020	10/01/2020		(24,575)	(24,576)
TDL	0.160	09/23/2020	10/07/2020		(1,013)	(1,013)
	0.170	09/29/2020	10/01/2020		(961)	(961)

Total Sale-Buyback Transactions						$(1,058,994)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (15.1)%
Ginnie Mae, TBA	3.500%	11/01/2050	$77,900	$(81,697)	$(82,084)
Ginnie Mae, TBA	3.500	12/01/2050	74,000	(77,839)	(78,057)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2050	1,000	(1,055)	(1,056)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	678,735	(724,672)	(724,602)
Uniform Mortgage-Backed Security, TBA	5.500	11/01/2050	4,500	(5,000)	(4,999)

Total Short Sales (15.1)%				$(890,263)	$(890,798)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(859,495)	$0	$(859,495)	$884,114	$24,619
FICC	198	0	0	198	(202)	(4)
JML	0	(2,630)	0	(2,630)	4,245	1,615
JPS	0	(119,462)	0	(119,462)	122,836	3,374

Master Securities Forward Transaction Agreement
BOS	0	0	(1,032,444)	(1,032,444)	1,027,031	(5,413)
MSC	0	0	(24,576)	(24,576)	24,450	(126)
TDL	0	0	(1,974)	(1,974)	1,970	(4)

Total Borrowings and Other Financing Transactions	$198	$(981,587)	$(1,058,994)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	129

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(2,630)	$0	$0	$(2,630)
U.S. Government Agencies	0	(978,957)	0	0	(978,957)

Total	$0	$(981,587)	$0	$0	$(981,587)

Sale-Buyback Transactions
U.S. Treasury Obligations	(1,057,981)	(1,013)	0	0	(1,058,994)

Total	$(1,057,981)	$(1,013)	$0	$0	$(1,058,994)

Total Borrowings	$(1,057,981)	$(982,600)	$0	$0	$(2,040,581)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(2,040,581)

(h)	Securities with an aggregate market value of $2,067,331 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(2,109,529) at a weighted average interest rate of 0.317%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2021	1,745	$435,334	$41	$65	$0
90-Day Eurodollar June Futures	06/2021	5,968	1,489,165	1,084	75	0

				$1,125	$140	$0

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
90-Day Eurodollar December Futures	12/2022	1,578	$(393,455)	$(459)	$0	$0
90-Day Eurodollar June Futures	06/2022	1,113	(277,610)	(391)	0	0
90-Day Eurodollar March Futures	03/2021	10,031	(2,502,860)	(59,685)	0	(125)
90-Day Eurodollar March Futures	03/2022	5,368	(1,339,048)	(1,921)	0	0
90-Day Eurodollar March Futures	03/2023	1,578	(393,395)	(527)	20	0
90-Day Eurodollar September Futures	09/2022	1,699	(423,731)	(420)	0	0
U.S. Treasury 10-Year Note December Futures	12/2020	4,051	(565,241)	(1,004)	1,013	0

				$(64,407)	$1,033	$(125)

Total Futures Contracts				$(63,282)	$1,173	$(125)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.750%	Semi-Annual	12/19/2020	$	92,700	$(148)	$(1,094)	$(1,242)	$0	$(6)
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2021		161,200	(1,582)	(3,018)	(4,600)	0	(13)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		153,200	278	(3,325)	(3,047)	0	(7)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		173,500	(2,729)	(3,337)	(6,066)	0	(13)
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		17,850	151	(439)	(288)	0	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2023		163,500	(3,508)	(338)	(3,846)	20	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2023		32,800	800	(2,553)	(1,753)	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		118,400	(900)	(9,533)	(10,433)	15	0

130	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	3.000%	Semi-Annual	06/19/2024	$	138,250	$(5,639)	$(9,530)	$(15,169)	$37	$0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		31,100	61	(1,759)	(1,698)	16	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		48,500	(1,727)	(3,101)	(4,828)	24	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,230	70	(267)	(197)	3	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		399,700	(16,069)	(46,279)	(62,348)	502	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/18/2026		54,000	(3,095)	(5,009)	(8,104)	81	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		50,500	(2,448)	(289)	(2,737)	87	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		23,300	2,108	(3,775)	(1,667)	40	0
Receive	3-Month USD-LIBOR	2.050	Semi-Annual	09/07/2027		1,500	75	(236)	(161)	3	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2027		307,880	(10,383)	508	(9,875)	584	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		17,700	208	(638)	(430)	19	(14)
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		25,300	(75)	(2,193)	(2,268)	64	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		11,600	(232)	(1,205)	(1,437)	29	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		9,300	(9)	(1,135)	(1,144)	24	0
Receive	3-Month USD-LIBOR	1.378	Semi-Annual	04/29/2030		39,500	(237)	(2,508)	(2,745)	101	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		573,200	(24,761)	(6,992)	(31,753)	1,539	0
Receive(1)	3-Month USD-LIBOR	0.695	Semi-Annual	12/16/2030		8,300	0	44	44	24	0
Receive(1)	3-Month USD-LIBOR	0.697	Semi-Annual	12/16/2030		6,200	0	32	32	18	0
Receive(1)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		517,400	(18,025)	5,284	(12,741)	1,513	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030	EUR	4,900	90	(146)	(56)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		2,000	111	(306)	(195)	2	0

Total Swap Agreements							$(87,615)	$(103,137)	$(190,752)	$4,748	$(53)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,173	$4,748	$5,921	$0	$(125)	$(53)	$(178)

(j)

Securities with an aggregate market value of $96,743 and cash of $3,799 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020		$1,799	GBP	1,413	$25	$0
	11/2020	CAD	26,849		$20,286	119	0

BRC	10/2020		$1,666	EUR	1,403	0	(21)

CBK	10/2020	GBP	117,930		$155,866	3,695	0
	11/2020	EUR	2,414		2,855	22	0

HUS	10/2020		76,761		91,462	1,464	0
	10/2020	GBP	47,553		61,659	299	0
	10/2020		$208,283	GBP	161,902	627	0
	11/2020	GBP	161,902		$208,317	0	(628)

SCX	11/2020	EUR	75,358		88,426	15	0

SSB	10/2020		$2,880	GBP	2,168	0	(83)

Total Forward Foreign Currency Contracts						$6,266	$(732)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	131

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.068%	02/08/2021	61,000	$ 216	$320

BPS	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	420,700	3,323	667

CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.400	05/19/2027	236,100	1,334	203
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.895	11/05/2020	9,100	38	17

DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.585	08/06/2021	61,000	259	291
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.461	08/31/2021	469,800	323	179
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.500	11/05/2020	11,800	59	8
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.381	02/10/2021	115,500	192	222
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	815,950	5,047	1,293

FAR	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.530	11/05/2020	14,700	83	14

GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.413	08/20/2021	100,800	55	40
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.420	08/23/2021	501,000	351	197
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.446	08/31/2021	501,100	351	198
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.500	02/26/2021	169,350	1,101	268

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.561	12/07/2020	18,100	108	67
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.258	01/19/2021	110,700	1,007	240

							$ 13,847	$4,224

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	$	75.500	10/07/2020	220,000	$9	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 11/01/2050		75.500	11/05/2020	190,000	7	0

FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		57.500	10/07/2020	394,000	15	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		57.500	11/05/2020	790,000	31	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		60.000	10/07/2020	30,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050		60.000	11/05/2020	443,250	17	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.500% due 11/01/2050		68.000	11/05/2020	52,000	2	0

JPM	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2050		73.000	10/07/2020	2,000	0	0
	Put - OTC Ginnie Mae, TBA 3.000% due 10/01/2050		78.000	10/07/2020	124,450	5	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		71.000	11/05/2020	242,000	10	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		77.000	11/05/2020	280,000	11	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		72.000	10/07/2020	797,500	31	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050		73.000	10/07/2020	282,700	11	0

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2035		65.000	10/13/2020	907,000	35	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		65.000	10/07/2020	20,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		65.000	10/07/2020	907,900	36	0

						$222	$0

Total Purchased Options						$14,069	$4,224

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.080%	10/07/2020	38,000	$(33)	$0
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.580	10/07/2020	38,000	(32)	0

							$(65)	$0

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$	99.484	11/05/2020	5,500	$(40)	$(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		102.141	11/05/2020	24,000	(184)	(58)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		102.219	11/05/2020	23,000	(151)	(55)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		99.219	12/07/2020	28,800	(212)	(206)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		101.172	12/07/2020	29,000	(228)	(172)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.438	10/07/2020	23,800	(100)	0

132	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$	101.953	10/07/2020	16,900	$(55)	$(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.078	10/07/2020	21,900	(72)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.141	10/07/2020	21,100	(66)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.188	10/07/2020	22,000	(70)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.906	11/05/2020	26,500	(107)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.953	11/05/2020	26,500	(107)	(25)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		104.500	10/07/2020	3,400	(6)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		105.320	10/07/2020	14,000	(20)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050		102.156	11/12/2020	10,500	(44)	(13)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050		102.188	12/14/2020	20,000	(113)	(90)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.367	01/14/2021	14,600	(64)	(141)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.594	01/14/2021	15,000	(58)	(58)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050		104.000	12/14/2020	15,000	(38)	(26)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		99.938	11/05/2020	9,500	(65)	(45)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.555	10/07/2020	10,000	(45)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.602	10/07/2020	18,000	(65)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.836	10/07/2020	8,900	(30)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.984	10/07/2020	29,100	(95)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.293	10/07/2020	22,800	(71)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.102	10/07/2020	12,250	(33)	(45)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.281	10/07/2020	28,000	(140)	(58)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.281	10/07/2020	28,000	(164)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.602	10/07/2020	18,000	(42)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.969	10/07/2020	14,600	(29)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.922	11/05/2020	12,500	(37)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.375	11/05/2020	13,000	(57)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.438	11/05/2020	12,500	(92)	(114)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.438	11/05/2020	12,500	(92)	(16)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.031	11/05/2020	40,000	(181)	(162)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.375	11/05/2020	13,000	(37)	(27)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.922	11/05/2020	12,500	(25)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		101.938	12/07/2020	12,500	(47)	(51)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		102.094	12/07/2020	5,000	(19)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		103.938	12/07/2020	12,500	(25)	(26)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		104.094	12/07/2020	5,000	(9)	(9)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.063	11/05/2020	20,500	(115)	(20)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.063	11/05/2020	20,500	(96)	(78)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		104.484	10/07/2020	3,400	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050		103.969	11/05/2020	3,000	(10)	(3)

						$(3,362)	$(1,630)

Total Written Options						$(3,427)	$(1,630)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	ABX.HE.AA.6-1 Index	0.320%	Monthly	07/25/2045	$	3,519	$(1,214)	$916	$0	$(298)
	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		6,660	(1,464)	843	0	(621)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046		421	(97)	58	0	(39)
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		25,000	(1,384)	1,593	209	0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		16,700	(391)	500	109	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		1,600	(18)	24	6	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	124	16	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		2,300	(16)	9	0	(7)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		39,702	(878)	1,060	182	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		12,510	(381)	475	94	0

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		6,350	(139)	180	41	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		1,382	8	(2)	6	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		794	(38)	44	6	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		6,300	(328)	381	53	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		300	(13)	15	2	0

JPS	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		2,000	(108)	124	16	0

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		21,000	(734)	871	137	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		29,600	(368)	472	104	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		36,338	(1,373)	1,644	271	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		15,000	(1,430)	1,550	120	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	133

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
SAL	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	4,215	$(826)	$433	$0	$(393)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		22,300	(582)	727	145	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054		172,000	(1,424)	2,031	607	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061		8,500	(11)	(14)	0	(25)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063		829	7	(3)	4	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058		50,600	50	355	405	0

							$(13,260)	$14,410	$2,533	$(1,383)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
JPS	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.700%	Quarterly	11/18/2020	$ 1,300,000	$0	$(1,765)	$0	$(1,765)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.670	Quarterly	12/04/2020	145,000	0	(199)	0	(199)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.690	Quarterly	12/16/2020	620,000	0	(1,024)	0	(1,024)
	Receive	3-Month MTGEFNCL versus USSW10 Index Spread	0.720	Quarterly	12/18/2020	750,000	0	(1,319)	0	(1,319)

							$0	$(4,307)	$0	$(4,307)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
DUB	Pay	IOS.FN.650.67 Index	925,637	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2038	$	6,017	$0	$(16)	$0	$(16)
	Pay	IOS.FN.600.08 Index	172,327	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		1,034	0	(2)	0	(2)

SAL	Pay	IOS.FN.550.08 Index	62,560	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		344	0	(1)	0	(1)
	Pay	IOS.FN.600.08 Index	122,558	0.151% (1-Month USD-LIBOR)	Monthly	01/12/2039		735	0	(2)	0	(2)

									$0	$(21)	$0	$(21)

Total Swap Agreements									$(13,260)	$10,082	$2,533	$(5,711)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$320	$0	$320	$0	$0	$(919)	$(919)	$(599)	$646	$47
BPS	144	667	0	811	0	0	0	0	811	(1,030)	(219)
BRC	0	0	209	209	(21)	0	(39)	(60)	149	(240)	(91)
CBK	3,717	220	0	3,937	0	0	0	0	3,937	(4,674)	(737)
DUB	0	1,993	131	2,124	0	0	(18)	(18)	2,106	(3,760)	(1,654)
FAR	0	14	0	14	0	(567)	0	(567)	(553)	573	20
FBF	0	0	276	276	0	0	(7)	(7)	269	(270)	(1)
GLM	0	703	0	703	0	0	0	0	703	(720)	(17)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	108	108	0	0	0	0	108	0	108
HUS	2,390	0	0	2,390	(628)	0	0	(628)	1,762	(1,860)	(98)
JPM	0	0	0	0	0	(961)	0	(961)	(961)	714	(247)
JPS	0	0	16	16	0	0	(4,307)	(4,307)	(4,291)	1,032	(3,259)
MYC	0	307	632	939	0	0	0	0	939	(1,674)	(735)
SAL	0	0	1,161	1,161	0	(101)	(421)	(522)	639	(500)	139
SCX	15	0	0	15	0	0	0	0	15	0	15
SSB	0	0	0	0	(83)	0	0	(83)	(83)	0	(83)

Total Over the Counter	$6,266	$4,224	$2,533	$13,023	$(732)	$(1,630)	$(5,711)	$(8,073)

134	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(l)

Securities with an aggregate market value of $3,274 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,173	$1,173
Swap Agreements	0	0	0	0	4,748	4,748

	$0	$0	$0	$0	$5,921	$5,921

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,266	$0	$6,266
Purchased Options	0	0	0	0	4,224	4,224
Swap Agreements	0	2,533	0	0	0	2,533

	$0	$2,533	$0	$6,266	$4,224	$13,023

	$0	$2,533	$0	$6,266	$10,145	$18,944

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$125	$125
Swap Agreements	0	0	0	0	53	53

	$0	$0	$0	$0	$178	$178

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$732	$0	$732
Written Options	0	0	0	0	1,630	1,630
Swap Agreements	0	1,383	0	0	4,328	5,711

	$0	$1,383	$0	$732	$5,958	$8,073

	$0	$1,383	$0	$732	$6,136	$8,251

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	135

Schedule of Investments PIMCO Mortgage Opportunities and Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	(34,113)	(34,113)
Swap Agreements	0	0	0	0	(42,486)	(42,486)

	$0	$0	$0	$0	$(76,603)	$(76,603)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,776)	$0	$(12,776)
Purchased Options	0	0	0	0	(4,247)	(4,247)
Written Options	0	0	0	0	10,344	10,344
Swap Agreements	0	2,120	0	0	(2,356)	(236)

	$0	$2,120	$0	$(12,776)	$3,741	$(6,915)

	$0	$2,120	$0	$(12,776)	$(72,862)	$(83,518)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26,290	$26,290
Swap Agreements	0	0	0	0	43,172	43,172

	$0	$0	$0	$0	$69,462	$69,462

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(588)	$0	$(588)
Purchased Options	0	0	0	0	(6,194)	(6,194)
Written Options	0	0	0	0	12,971	12,971
Swap Agreements	0	6,668	0	0	(8,001)	(1,333)

	$0	$6,668	$0	$(588)	$(1,224)	$4,856

	$0	$6,668	$0	$(588)	$68,238	$74,318

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$1,435	$0	$1,435
Corporate Bonds & Notes
Banking & Finance	0	32,464	0	32,464
Industrials	0	4,530	0	4,530
U.S. Government Agencies	0	10,410,296	0	10,410,296
U.S. Treasury Obligations	0	1,158,431	0	1,158,431
Non-Agency Mortgage-Backed Securities	0	1,436,244	88,850	1,525,094
Asset-Backed Securities	0	2,059,652	11,740	2,071,392
Short-Term Instruments
Repurchase Agreements	0	198	0	198
U.S. Treasury Bills	0	1,028	0	1,028

	$0	$15,104,278	$100,590	$15,204,868

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$150,130	$0	$0	$150,130

Total Investments	$150,130	$15,104,278	$100,590	$15,354,998

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(890,798)	$0	$(890,798)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,173	4,748	0	5,921
Over the counter	0	13,023	0	13,023

	$1,173	$17,771	$0	$18,944

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(125)	(53)	0	(178)
Over the counter	0	(7,874)	(199)	(8,073)

	$(125)	$(7,927)	$(199)	$(8,251)

Total Financial Derivative Instruments	$1,048	$9,844	$(199)	$10,693

Totals	$151,178	$14,223,324	$100,391	$14,474,893

136	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$70,648	$23,241	$(4,377)	$(33)	$(73)	$(556)	$0	$0	$88,850	$(371)
Asset-Backed Securities	11,051	230	(459)	0	0	918	0	0	11,740	866

	$81,699	$23,471	$(4,836)	$(33)	$(73)	$362	$0	$0	$100,590	$495

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(122)	$0	$0	$(77)	$0	$0	$(199)	$(77)

Totals	$81,699	$23,471	$(4,958)	$(33)	$(73)	$285	$0	$0	$100,391	$418

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$88,850	Proxy Pricing	Base Price	99.999-111.500	107.340
Asset-Backed Securities	11,740	Other Valuation Techniques(2)	—	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(141)	Indicative Market Quotation	Broker Quote	0.967	—
	(58)	Other Valuation Techniques(2)	—	—	—

Total	$100,391

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	137

Schedule of Investments PIMCO Strategic Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 86.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.7%

Brookfield Retail Holdings
2.647% (LIBOR03M + 2.500%) due 08/27/2025 ~		$200	$164

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		474	472

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		196	194

Total Loan Participations and Assignments (Cost $854)			830

CORPORATE BONDS & NOTES 24.2%

BANKING & FINANCE 16.0%

AerCap Ireland Capital DAC
3.950% due 02/01/2022		200	203
4.450% due 12/16/2021		300	307

AIA Group Ltd.
0.747% (US0003M + 0.520%) due 09/20/2021 ~		700	701

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(b)(c)	EUR	400	463

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$400	409

Bank of America Corp.
3.864% due 07/23/2024 •		300	325

Barclays PLC
3.375% due 04/02/2025 •	EUR	100	127
4.610% due 02/15/2023 •		$200	209
4.972% due 05/16/2029 •		700	819
8.000% due 12/15/2020 •(b)(c)	EUR	200	237

BNP Paribas S.A.
4.705% due 01/10/2025 •		$300	332
7.000% due 08/16/2028 •(b)(c)		300	346

Brookfield Finance, Inc.
4.000% due 04/01/2024		50	55

CIT Group, Inc.
4.750% due 02/16/2024		200	206

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(b)(c)	EUR	200	242

Credit Suisse Group AG
6.375% due 08/21/2026 •(b)(c)		$200	214

Credit Suisse Group Funding Guernsey Ltd.
4.550% due 04/17/2026		500	583

Deutsche Bank AG
3.961% due 11/26/2025 •		400	426
4.250% due 02/04/2021		700	707

Ford Motor Credit Co. LLC
2.826% (US0003M + 2.550%) due 01/07/2021 ~		200	199

Fortress Transportation & Infrastructure Investors LLC
6.750% due 03/15/2022		400	395

Goldman Sachs Group, Inc.
1.264% (US0003M + 1.000%) due 07/24/2023 ~		200	201
1.355% (US0003M + 1.110%) due 04/26/2022 ~		200	201
1.856% (US0003M + 1.600%) due 11/29/2023 ~		300	309

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		400	400

HSBC Holdings PLC
4.292% due 09/12/2026 •		300	334
4.583% due 06/19/2029 •		100	115

JPMorgan Chase & Co.
1.145% (US0003M + 0.900%) due 04/25/2023 ~		400	403
1.494% (US0003M + 1.230%) due 10/24/2023 ~		300	305

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Lazard Group LLC
4.500% due 09/19/2028		$800	$926

LeasePlan Corp. NV
2.875% due 10/24/2024		200	207

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		300	309
4.050% due 08/16/2023		300	326
7.625% due 06/27/2023 •(b)(c)	GBP	300	404

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	206

Nationwide Building Society
4.302% due 03/08/2029 •		300	339
4.363% due 08/01/2024 •		300	326

Natwest Group PLC
3.875% due 09/12/2023		500	537
4.519% due 06/25/2024 •		200	216
4.800% due 04/05/2026		500	579
8.625% due 08/15/2021 •(b)(c)		300	308

Navient Corp.
6.625% due 07/26/2021		200	203

OneMain Finance Corp.
6.125% due 03/15/2024		250	262

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		100	100

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		950	1,054
7.375% due 06/24/2022 •(b)(c)	GBP	200	270

SMBC Aviation Capital Finance DAC
4.125% due 07/15/2023		$700	741

Societe Generale S.A.
6.750% due 04/06/2028 •(b)(c)		300	314

UniCredit SpA
7.830% due 12/04/2023		600	704

Volkswagen Bank GmbH
0.625% due 09/08/2021	EUR	200	236

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~		$200	203
3.000% due 04/22/2026		300	327

			18,870

INDUSTRIALS 6.5%

American Airlines Pass-Through Trust
3.250% due 04/15/2030		85	66

Broadcom, Inc.
4.110% due 09/15/2028		315	353

Charter Communications Operating LLC
4.464% due 07/23/2022		500	530

Constellation Brands, Inc.
0.980% (US0003M + 0.700%) due 11/15/2021 ~		100	100
2.650% due 11/07/2022		200	207

D.R. Horton, Inc.
4.375% due 09/15/2022		100	106
4.750% due 02/15/2023		200	217

Dell International LLC
4.420% due 06/15/2021		12	12

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		200	200

Hasbro, Inc.
2.600% due 11/19/2022		200	208

IHS Markit Ltd.
5.000% due 11/01/2022		200	215

Imperial Brands Finance PLC
3.750% due 07/21/2022		400	418

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		200	199

Microchip Technology, Inc.
3.922% due 06/01/2021		400	409

Mitchells & Butlers Finance PLC
6.013% due 12/15/2030	GBP	161	214

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Co. Ltd.
3.522% due 09/17/2025		$300	$303

Penske Truck Leasing Co. LP
3.375% due 02/01/2022		600	620

Petroleos Mexicanos
6.840% due 01/23/2030		200	178

Schaeffler Finance BV
3.250% due 05/15/2025	EUR	400	470

Seven & i Holdings Co. Ltd.
3.350% due 09/17/2021		$800	820

Southern Co.
2.950% due 07/01/2023		300	319

T-Mobile USA, Inc.
3.875% due 04/15/2030		200	228

TEGNA, Inc.
4.625% due 03/15/2028		200	196

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		78	77

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		100	100

Toyota Tsusho Corp.
3.625% due 09/13/2023		300	323

Transocean, Inc.
7.250% due 11/01/2025		100	29

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		600	600

			7,717

UTILITIES 1.7%

CNOOC Finance Ltd.
3.000% due 05/09/2023		300	315

Duke Energy Corp.
0.900% (US0003M + 0.650%) due 03/11/2022 ~		300	302

ONEOK, Inc.
4.550% due 07/15/2028		700	742

Petrobras Global Finance BV
5.299% due 01/27/2025		325	355

Rio Oil Finance Trust
8.200% due 04/06/2028		248	267

			1,981

Total Corporate Bonds & Notes (Cost $27,012)			28,568

U.S. GOVERNMENT AGENCIES 19.9%

Fannie Mae
0.268% due 03/25/2034 •		9	9
1.048% due 04/25/2032 •		12	12

Uniform Mortgage-Backed Security
4.000% due 04/01/2048		1,247	1,354

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2050		16,900	17,661
3.000% due 11/01/2050		4,200	4,401

Total U.S. Government Agencies (Cost $23,360)			23,437

U.S. TREASURY OBLIGATIONS 15.4%

U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2021		2,405	2,415
0.750% due 07/15/2028		1,238	1,427
1.375% due 02/15/2044		222	316
1.750% due 01/15/2028		742	904

U.S. Treasury Notes
1.250% due 07/31/2023 (g)		587	605
1.500% due 02/15/2030		6,300	6,796
2.625% due 02/15/2029		360	421
2.875% due 05/15/2028 (g)		1,100	1,294
3.125% due 11/15/2028		3,300	3,976

Total U.S. Treasury Obligations (Cost $16,857)			18,154

138	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.8%

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		$151	$146

Banc of America Funding Trust
3.724% due 06/20/2032 ~		28	28

Bear Stearns Adjustable Rate Mortgage Trust
3.885% due 02/25/2034 ~		28	27
4.315% due 03/25/2035 ~		1	1

Bear Stearns ALT-A Trust
3.857% due 05/25/2036 ^~		790	540

Countrywide Alternative Loan Trust
6.000% due 01/25/2036		486	460

Countrywide Home Loan Mortgage Pass-Through Trust
3.020% due 08/25/2034 ^~		7	7

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~		8	8

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		316	266

EMF-NL Prime BV
0.357% due 04/17/2041 •	EUR	48	52

GSR Mortgage Loan Trust
2.904% due 06/25/2034 ~		$17	16
5.750% due 01/25/2037 ^		15	14

HarborView Mortgage Loan Trust
3.823% due 06/19/2036 ^~		158	108

MASTR Adjustable Rate Mortgages Trust
3.523% due 05/25/2034 ~		50	51

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.012% due 08/15/2032 •		102	99

Residential Accredit Loans, Inc. Trust
5.722% due 09/25/2037 ~		533	461

Residential Asset Securitization Trust
6.000% due 07/25/2037 ^		205	119

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		29	27

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	1,144	1,480

WaMu Mortgage Pass-Through Certificates Trust
2.419% due 08/25/2042 •		$15	15
3.344% due 03/25/2037 ^~		580	527

Total Non-Agency Mortgage-Backed Securities (Cost $4,562)			4,452

ASSET-BACKED SECURITIES 18.0%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.618% due 11/25/2035 •		602	602
1.168% due 09/25/2034 •		457	455

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,000	1,169

Babson Euro CLO BV
0.367% due 10/25/2029 •		436	507

Bayview Financial Acquisition Trust
6.096% due 12/28/2036 þ		$459	474

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		276	277

Bear Stearns Asset-Backed Securities Trust
0.378% due 02/25/2037 •		551	510
0.778% due 02/25/2036 •		582	580

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	500	587

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		$400	$400

Countrywide Asset-Backed Certificates
0.348% due 06/25/2047 ^•		498	447

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •		206	201

CSAB Mortgage-Backed Trust
0.288% due 11/25/2036 •		1,008	261

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	500	586

Fremont Home Loan Trust
0.288% due 01/25/2037 •		$642	418

HSI Asset Securitization Corp. Trust
0.668% due 01/25/2036 •		400	365

IXIS Real Estate Capital Trust
0.378% due 01/25/2037 •		124	64

LCM LP
1.312% due 10/20/2027 •		400	397

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		427	438

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		1,000	990

Morgan Stanley ABS Capital, Inc. Trust
0.688% due 12/25/2034 •		231	224

OZLM Ltd.
1.318% due 04/30/2027 •		546	545

Palmer Square Loan Funding Ltd.
1.053% due 02/20/2028 •		382	380
1.180% due 11/15/2026 •		355	354

Residential Asset Securities Corp. Trust
0.408% due 07/25/2036 ^•		1,420	1,237
0.548% due 02/25/2036 •		1,570	1,555

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		459	445

SG Mortgage Securities Trust
0.358% due 10/25/2036 •		700	531

Sierra Madre Funding Ltd.
0.554% due 09/07/2039 •		1,257	1,150

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		800	797

Soundview Home Loan Trust
0.348% due 06/25/2037 •		688	573

Terwin Mortgage Trust
0.518% due 01/25/2037 •		667	317

Tikehau CLO BV
0.880% due 12/07/2029 •	EUR	400	468

Tralee CLO Ltd.
1.382% due 10/20/2028 •		$600	595

Venture CLO Ltd.
1.408% due 10/22/2031 •		700	700
1.502% due 04/20/2029 •		700	698

WaMu Asset-Backed Certificates WaMu Trust
0.373% due 05/25/2037 •		500	469

Zais CLO Ltd.
1.425% due 04/15/2028 •		458	458

Total Asset-Backed Securities (Cost $20,077)			21,224

SOVEREIGN ISSUES 3.5%

Chile Government International Bond
1.250% due 01/29/2040	EUR	100	118

Peru Government International Bond
5.940% due 02/12/2029	PEN	1,800	587
6.350% due 08/12/2028		3,100	1,038
8.200% due 08/12/2026		1,000	368

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	380	$2

Saudi Government International Bond
4.500% due 10/26/2046		$200	241
5.000% due 04/17/2049		300	389

South Africa Government International Bond
4.850% due 09/30/2029		400	383

Turkey Government International Bond
5.750% due 03/22/2024		200	197
6.350% due 08/10/2024		800	800

Total Sovereign Issues (Cost $3,979)			4,123

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~		100,000	35

Nationwide Building Society
10.250% ~		250	53

Total Preferred Securities (Cost $107)			88

SHORT-TERM INSTRUMENTS 0.8%

CERTIFICATES OF DEPOSIT 0.3%

Lloyds Bank Corporate Markets PLC
0.768% (US0003M + 0.500%) due 10/26/2020 ~		$400	400

REPURCHASE AGREEMENTS (d) 0.5%
			584

Total Short-Term Instruments (Cost $984)			984

Total Investments in Securities (Cost $97,792)			101,860

		SHARES
INVESTMENTS IN AFFILIATES 30.9%

SHORT-TERM INSTRUMENTS 30.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.9%

PIMCO Short-Term Floating NAV Portfolio III		3,696,005	36,446

Total Short-Term Instruments (Cost $36,440)			36,446

Total Investments in Affiliates (Cost $36,440)			36,446

Total Investments 117.3% (Cost $134,232)			$138,306

Financial Derivative Instruments (e)(f) (0.7)% (Cost or Premiums, net $(2,718))			(869)

Other Assets and Liabilities, net (16.6)%			(19,541)

Net Assets 100.0%			$117,896

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	139

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$584	U.S. Treasury Notes 1.750% due 07/31/2021	$(596)	$584	$584

Total Repurchase Agreements						$(596)	$584	$584

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$584	$0	$0	$584	$(596)	$(12)

Total Borrowings and Other Financing Transactions	$584	$0	$0

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,540) at a weighted average interest rate of 0.433%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	28	$	4,845	$77	$18	$(17)
Euro-Bund 10-Year Bond December Futures	12/2020	18		3,683	20	5	(8)
U.S. Treasury 10-Year Note December Futures	12/2020	45		6,279	16	0	(11)

					$113	$23	$(36)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	17	$	(2,143)	$(2)	$2	$0
U.S. Treasury 30-Year Bond December Futures	12/2020	60		(10,577)	36	56	0

					$34	$58	$0

Total Futures Contracts					$147	$81	$(36)

140	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	06/20/2024	0.676%	$	200	$(1)	$4	$3	$0	$0
British Telecomminications	1.000	Quarterly	12/20/2024	0.846	EUR	300	1	1	2	1	0

							$0	$5	$5	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	2,208	$0	$(111)	$(111)	$0	$(4)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		1,200	(51)	0	(51)	2	0
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR	700	(18)	4	(14)	0	0
iTraxx Europe Senior 27 5-Year Index	(1.000)	Quarterly	06/20/2022		900	(27)	12	(15)	0	0

						$(96)	$(95)	$(191)	$2	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	9,400	$(262)	$(53)	$(315)	$12	$0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	900	0	8	8	0	0
Pay	3-Month CAD-Bank Bill	1.273	Semi-Annual	03/03/2022		200	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		400	2	4	6	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		300	0	5	5	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		300	0	6	6	0	0
Pay	3-Month CAD-Bank Bill	1.276	Semi-Annual	03/03/2025		200	0	4	4	0	0
Pay	3-Month CAD-Bank Bill	1.290	Semi-Annual	03/03/2025		100	0	2	2	0	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		2,100	1	36	37	0	(1)
Pay	3-Month USD-LIBOR	2.700	Semi-Annual	12/14/2023	$	400	(4)	38	34	0	0
Pay	3-Month USD-LIBOR	0.622	Semi-Annual	03/20/2025		3,300	0	46	46	0	(3)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/19/2028		200	(3)	(28)	(31)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		3,400	199	(658)	(459)	7	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	12/10/2029		5,000	(57)	(575)	(632)	13	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/15/2030		1,200	(14)	(108)	(122)	3	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	02/12/2030		600	(11)	(63)	(74)	2	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/10/2030		300	0	(37)	(37)	1	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	06/19/2033		3,500	(122)	(719)	(841)	16	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		80	15	(27)	(12)	1	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/11/2049		100	0	(30)	(30)	1	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		300	(1)	(57)	(58)	4	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	180,000	(9)	(24)	(33)	0	(1)
Pay	6-Month JPY-LIBOR	0.015	Semi-Annual	09/17/2029		52,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.085	Semi-Annual	09/27/2029		62,000	0	(4)	(4)	0	0
Pay	28-Day MXN-TIIE	4.840	Lunar	07/01/2025	MXN	24,200	(3)	(6)	(9)	1	0
Pay	UKRPI	3.579	Maturity	10/15/2033	GBP	900	0	85	85	0	(6)

							$(269)	$(2,154)	$(2,423)	$61	$(11)

Total Swap Agreements							$(365)	$(2,244)	$(2,609)	$64	$(15)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(7)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$81	$64	$145	$0	$(36)	$(17)	$(53)

Cash of $1,897 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	EUR	67		$80	$2	$0
	10/2020		$67	EUR	57	0	(1)

CBK	10/2020	CAD	146		$111	1	0
	10/2020	GBP	1,216		1,607	38	0
	10/2020		$62	EUR	53	0	0
	10/2020		303	RUB	21,782	0	(23)

GLM	01/2021		69	BRL	300	0	(15)

HUS	10/2020	CAD	339		$258	3	0
	10/2020	RUB	22,195		311	26	0
	10/2020		$1,564	GBP	1,216	5	0
	11/2020	GBP	1,216		$1,565	0	(5)
	01/2021	BRL	300		46	0	(7)

NGF	12/2020		$81	INR	6,118	1	0

SCX	10/2020	EUR	6,077		$7,273	148	0
	11/2020		6,034		7,080	1	0

TOR	10/2020	CAD	567		433	8	0

Total Forward Foreign Currency Contracts						$233	$(51)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,600	$(2)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,600	(3)	(2)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,400	(3)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	300	(1)	(1)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	300	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	200	0	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	200	0	0

MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	150	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	150	0	0

						$ (9)	$ (6)

142	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.219	11/05/2020	$ 300	$(2)	$(1)

Total Written Options					$(11)	$(7)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Sweden Government International Bond	(0.250)%	Quarterly	09/20/2021	0.030%	$	900	$17	$(19)	$0	$(2)

BPS	Sweden Government International Bond	(0.250)	Quarterly	09/20/2021	0.030		300	5	(6)	0	(1)

								$22	$(25)	$0	$(3)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2023	0.875%	$	200	$0	$1	$1	$0

BRC	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429		200	(6)	7	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2021	0.546		200	(8)	9	1	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180		300	(5)	(9)	0	(14)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225		100	0	(1)	0	(1)

FBF	AT&T, Inc.	1.000	Quarterly	06/20/2024	0.676		200	(1)	3	2	0

GST	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180		100	(2)	(3)	0	(5)
	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429		200	(6)	7	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232		100	(1)	0	0	(1)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761		700	(31)	(13)	0	(44)

HUS	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047		200	(6)	(1)	0	(7)
	Colombia Government International Bond	1.000	Quarterly	12/20/2021	0.529		100	(5)	6	1	0

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494		100	(1)	(1)	0	(2)

								$(72)	$5	$7	$(74)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Counterparty	Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BRC	ABX.HE.AAA.7-1 Index	(0.090)%	Monthly	08/25/2037	$60	$31	$(28)	$3	$0

GST	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	179	92	(82)	10	0

MYC	ABX.HE.AAA.7-1 Index	(0.090)	Monthly	08/25/2037	298	154	(138)	16	0

						$277	$(248)	$29	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
JPM	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	11,844	$(2,522)	$1,418	$	0	$(1,104)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		600	(21)	25		4	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(12)	15		3	0

UAG	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059		400	(14)	16		2	0

							$(2,569)	$1,474	$	9	$(1,104)

Total Swap Agreements							$(2,342)	$1,206	$	45	$(1,181)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	143

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$1	$1	$0	$(2)	$(2)	$(4)	$(3)	$0	$(3)
BPS	2	0	0	2	(1)	(3)	(1)	(5)	(3)	0	(3)
BRC	0	0	5	5	0	0	0	0	5	0	5
CBK	39	0	0	39	(23)	0	(15)	(38)	1	0	1
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	0	2	2	0	0	0	0	2	0	2
GLM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
GST	0	0	11	11	0	(1)	(50)	(51)	(40)	272	232
HUS	34	0	1	35	(12)	0	(7)	(19)	16	0	16
JPM	0	0	0	0	0	0	(1,104)	(1,104)	(1,104)	1,092	(12)
MYC	0	0	20	20	0	0	(2)	(2)	18	(164)	(146)
NGF	1	0	0	1	0	0	0	0	1	0	1
SAL	0	0	3	3	0	0	0	0	3	0	3
SCX	149	0	0	149	0	0	0	0	149	0	149
TOR	8	0	0	8	0	0	0	0	8	0	8
UAG	0	0	2	2	0	0	0	0	2	0	2

Total Over the Counter	$233	$0	$45	$278	$(51)	$(7)	$(1,181)	$(1,239)

(g)

Securities with an aggregate market value of $1,364 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

144	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$81	$81
Swap Agreements	0	3	0	0	61	64

	$0	$3	$0	$0	$142	$145

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$233	$0	$233
Swap Agreements	0	45	0	0	0	45

	$0	$45	$0	$233	$0	$278

	$0	$48	$0	$233	$142	$423

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$36	$36
Swap Agreements	0	6	0	0	11	17

	$0	$6	$0	$0	$47	$53

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$51	$0	$51
Written Options	0	6	0	0	1	7
Swap Agreements	0	1,181	0	0	0	1,181

	$0	$1,187	$0	$51	$1	$1,239

	$0	$1,193	$0	$51	$48	$1,292

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(221)	$(221)
Swap Agreements	0	(136)	0	0	(1,428)	(1,564)

	$0	$(136)	$0	$0	$(1,649)	$(1,785)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(817)	$0	$(817)
Written Options	0	1	0	0	2	3
Swap Agreements	0	(163)	0	0	0	(163)

	$0	$(162)	$0	$(817)	$2	$(977)

	$0	$(298)	$0	$(817)	$(1,647)	$(2,762)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$577	$577
Swap Agreements	0	50	0	0	1,586	1,636

	$0	$50	$0	$0	$2,163	$2,213

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$521	$0	$521
Written Options	0	93	0	0	1	94
Swap Agreements	0	101	0	0	0	101

	$0	$194	$0	$521	$1	$716

	$0	$244	$0	$521	$2,164	$2,929

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	145

Schedule of Investments PIMCO Strategic Bond Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$830	$0	$830
Corporate Bonds & Notes
Banking & Finance	0	18,870	0	18,870
Industrials	0	7,717	0	7,717
Utilities	0	1,981	0	1,981
U.S. Government Agencies	0	23,437	0	23,437
U.S. Treasury Obligations	0	18,154	0	18,154
Non-Agency Mortgage-Backed Securities	0	4,452	0	4,452
Asset-Backed Securities	0	21,224	0	21,224
Sovereign Issues	0	4,123	0	4,123
Preferred Securities
Banking & Finance	0	88	0	88
Short-Term Instruments
Certificates of Deposit	0	400	0	400
Repurchase Agreements	0	584	0	584

	$0	$101,860	$0	$101,860

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$36,446	$0	$0	$36,446

Total Investments	$36,446	$101,860	$0	$138,306

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$81	$64	$0	$145
Over the counter	0	278	0	278

	$81	$342	$0	$423

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(36)	(15)	0	(51)
Over the counter	0	(1,239)	0	(1,239)

	$(36)	$(1,254)	$0	$(1,290)

Total Financial Derivative Instruments	$45	$(912)	$0	$(867)

Totals	$36,491	$100,948	$0	$137,439

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

146	PIMCO BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Total Return Fund II

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 119.7%

CORPORATE BONDS & NOTES 41.3%

BANKING & FINANCE 20.2%

AIG Global Funding
2.300% due 07/01/2022	$1,700	$1,755

Alexandria Real Estate Equities, Inc.
3.950% due 01/15/2027	1,500	1,709
4.000% due 01/15/2024	1,000	1,101

American Express Co.
2.500% due 07/30/2024	1,600	1,699

American Tower Corp.
3.375% due 10/15/2026	1,000	1,108

AvalonBay Communities, Inc.
2.300% due 03/01/2030	1,600	1,703
3.450% due 06/01/2025	500	555

Aviation Capital Group LLC
3.875% due 05/01/2023	1,500	1,485

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~	1,600	1,607
3.419% due 12/20/2028 •	1,600	1,784

BGC Partners, Inc.
5.125% due 05/27/2021	1,500	1,524

Brandywine Operating Partnership LP
3.950% due 11/15/2027	1,500	1,559

Capital One Financial Corp.
4.250% due 04/30/2025	1,600	1,817

Citigroup, Inc.
1.205% (US0003M + 0.960%) due 04/25/2022 ~	1,800	1,818
1.269% (US0003M + 1.023%) due 06/01/2024 ~	1,600	1,609
3.200% due 10/21/2026	1,600	1,767

CNH Industrial Capital LLC
3.875% due 10/15/2021	1,000	1,028
4.875% due 04/01/2021	1,092	1,113

Crown Castle International Corp.
5.250% due 01/15/2023	1,792	1,970

Discover Bank
4.200% due 08/08/2023	1,500	1,643

Duke Realty LP
3.250% due 06/30/2026	1,900	2,109

Empower Finance LP
1.357% due 09/17/2027	1,500	1,496

EPR Properties
4.500% due 04/01/2025	1,500	1,468

Equitable Holdings, Inc.
4.350% due 04/20/2028	400	456

Ford Motor Credit Co. LLC
3.087% due 01/09/2023	1,700	1,669
3.336% due 03/18/2021	1,500	1,503
3.550% due 10/07/2022	1,500	1,488

GE Capital Funding LLC
3.450% due 05/15/2025	1,700	1,821
4.050% due 05/15/2027	1,700	1,834

General Motors Financial Co., Inc.
2.450% due 11/06/2020	1,500	1,502

Goldman Sachs Group, Inc.
1.006% (US0003M + 0.750%) due 02/23/2023 ~	1,600	1,606
1.450% (US0003M + 1.170%) due 05/15/2026 ~	1,600	1,617
3.750% due 05/22/2025	1,100	1,223

Hanover Insurance Group, Inc.
2.500% due 09/01/2030	1,600	1,645

Harley-Davidson Financial Services, Inc.
3.550% due 05/21/2021	1,600	1,624

Healthpeak Properties, Inc.
3.500% due 07/15/2029	1,300	1,450

Intercontinental Exchange, Inc.
2.100% due 06/15/2030	1,600	1,657

Jackson National Life Global Funding
2.375% due 09/15/2022	1,400	1,448

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Chase & Co.
1.514% due 06/01/2024 •	$1,600	$1,635
2.182% due 06/01/2028 •	1,800	1,881
3.797% due 07/23/2024 •	1,500	1,626

Kilroy Realty LP
4.375% due 10/01/2025	1,500	1,658

Kimco Realty Corp.
2.700% due 03/01/2024	1,800	1,887

Metropolitan Life Global Funding
2.400% due 06/17/2022	1,200	1,240
3.450% due 12/18/2026	1,700	1,945

Mid-America Apartments LP
3.600% due 06/01/2027	1,800	2,008
3.750% due 06/15/2024	1,750	1,904
3.950% due 03/15/2029	500	579

Morgan Stanley
1.664% (US0003M + 1.400%) due 10/24/2023 ~	1,400	1,423
3.125% due 07/27/2026	1,100	1,216
3.875% due 01/27/2026	1,600	1,826

National Retail Properties, Inc.
3.500% due 10/15/2027	1,500	1,600

New York Life Global Funding
1.200% due 08/07/2030	1,700	1,661

Nissan Motor Acceptance Corp.
1.156% (US0003M + 0.890%) due 01/13/2022 ~	1,700	1,681
2.650% due 07/13/2022	900	910

Nuveen Finance LLC
4.125% due 11/01/2024	550	621

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025	1,800	1,913
4.750% due 01/15/2028	1,200	1,317

Physicians Realty LP
4.300% due 03/15/2027	900	945

PNC Financial Services Group, Inc.
2.200% due 11/01/2024	2,300	2,438

Public Storage
2.370% due 09/15/2022	200	207
3.094% due 09/15/2027	1,600	1,797

Raymond James Financial, Inc.
3.625% due 09/15/2026	2,200	2,540

Realty Income Corp.
3.650% due 01/15/2028	700	792
3.875% due 04/15/2025	1,300	1,474

Sabra Health Care LP
4.800% due 06/01/2024	1,400	1,472

Santander Holdings USA, Inc.
3.450% due 06/02/2025	1,600	1,709

SBA Tower Trust
1.884% due 07/15/2050	1,400	1,436

Service Properties Trust
4.375% due 02/15/2030	1,600	1,332

Simon Property Group LP
2.750% due 06/01/2023	1,300	1,361

STORE Capital Corp.
4.500% due 03/15/2028	300	322

Synchrony Bank
3.650% due 05/24/2021	1,900	1,929

Synchrony Financial
2.850% due 07/25/2022	1,100	1,133

UDR, Inc.
3.500% due 01/15/2028	1,600	1,771

VEREIT Operating Partnership LP
3.950% due 08/15/2027	1,400	1,492
4.875% due 06/01/2026	1,000	1,116

Washington Prime Group LP
6.450% due 08/15/2024	1,700	867

Wells Fargo & Co.
2.164% due 02/11/2026 •	1,900	1,974
2.393% due 06/02/2028 •	1,600	1,671
3.000% due 02/19/2025	300	324
3.000% due 04/22/2026	500	544
3.550% due 09/29/2025	1,400	1,558

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WP Carey, Inc.
4.250% due 10/01/2026	$1,780	$2,012

		122,717

INDUSTRIALS 15.5%

AbbVie, Inc.
2.900% due 11/06/2022	1,600	1,679
3.200% due 11/06/2022	900	948
5.000% due 12/15/2021	1,700	1,772

American Airlines Pass-Through Trust
3.000% due 04/15/2030	1,016	953
3.150% due 08/15/2033	2,027	1,921
3.500% due 08/15/2033	483	401
4.000% due 01/15/2027	163	136

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040	1,400	1,640

Arrow Electronics, Inc.
3.250% due 09/08/2024	1,200	1,296

AutoNation, Inc.
3.350% due 01/15/2021	1,300	1,306

Bayer U.S. Finance LLC
3.500% due 06/25/2021	1,500	1,530

BMW U.S. Capital LLC
3.400% due 08/13/2021	1,700	1,745

Boston Scientific Corp.
2.650% due 06/01/2030	1,800	1,919

British Airways Pass-Through Trust
3.350% due 12/15/2030	1,272	1,062

Broadcom, Inc.
4.110% due 09/15/2028	1,368	1,532
5.000% due 04/15/2030	1,400	1,655

Conagra Brands, Inc.
4.300% due 05/01/2024	1,300	1,451

Continental Resources, Inc.
5.000% due 09/15/2022	825	820

CVS Health Corp.
4.750% due 12/01/2022	500	539

D.R. Horton, Inc.
4.375% due 09/15/2022	1,500	1,592

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~	2,100	2,100
2.550% due 08/15/2022	1,700	1,757

Dell International LLC
4.420% due 06/15/2021	50	51
5.450% due 06/15/2023	1,600	1,755
6.020% due 06/15/2026	900	1,058

Delta Air Lines Pass-Through Trust
6.821% due 02/10/2024	440	441

Entergy Louisiana LLC
5.400% due 11/01/2024	1,500	1,769

Equifax, Inc.
3.600% due 08/15/2021	1,500	1,540

Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021	1,100	1,113

General Electric Co.
1.250% (US0003M + 1.000%) due 03/15/2023 ~	900	899

General Motors Co.
6.125% due 10/01/2025 (e)	1,700	1,977

Hackensack Meridian Health, Inc.
2.675% due 09/01/2041	1,800	1,795

Huntsman International LLC
5.125% due 11/15/2022	1,300	1,399

JB Hunt Transport Services, Inc.
3.300% due 08/15/2022	1,500	1,563

JetBlue Pass-Through Trust
2.750% due 11/15/2033	1,580	1,555

Johnson & Johnson
0.950% due 09/01/2027	1,600	1,603

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,400	1,441

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	147

Schedule of Investments PIMCO Total Return Fund II (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

McDonald’s Corp.
3.350% due 04/01/2023	$1,400	$1,496

Microchip Technology, Inc.
3.922% due 06/01/2021	1,700	1,737

Micron Technology, Inc.
4.640% due 02/06/2024	1,200	1,339

Moody’s Corp.
2.625% due 01/15/2023	1,500	1,569

Norfolk Southern Corp.
3.850% due 01/15/2024	1,900	2,085

Oracle Corp.
2.500% due 04/01/2025	1,300	1,395
3.850% due 04/01/2060	1,300	1,535

Owens Corning
3.400% due 08/15/2026	1,600	1,731
4.200% due 12/01/2024	1,500	1,655

PayPal Holdings, Inc.
2.300% due 06/01/2030	1,500	1,587

Penske Truck Leasing Co. LP
4.875% due 07/11/2022	1,400	1,506

Raytheon Technologies Corp.
2.800% due 03/15/2022	800	825

Regeneron Pharmaceuticals, Inc.
1.750% due 09/15/2030	1,300	1,270

Reynolds American, Inc.
4.000% due 06/12/2022	1,100	1,160

S&P Global, Inc.
1.250% due 08/15/2030	1,600	1,577

Southern Co.
2.350% due 07/01/2021	1,300	1,317

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	1,100	980
4.600% due 06/15/2028	1,000	823

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	325	329
5.152% due 09/20/2029	900	1,063

T-Mobile USA, Inc.
3.750% due 04/15/2027	1,300	1,457

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	1,500	1,500

Time Warner Cable LLC
4.125% due 02/15/2021	2,036	2,044

U.S. Airways Pass-Through Trust
5.900% due 04/01/2026	717	704

United Airlines Pass-Through Trust
3.100% due 01/07/2030	1,178	1,158
4.150% due 02/25/2033	1,125	1,128

Volkswagen Group of America Finance LLC
1.197% (US0003M + 0.940%) due 11/12/2021 ~	1,400	1,407
2.700% due 09/26/2022	1,400	1,452
3.350% due 05/13/2025	1,400	1,531
3.875% due 11/13/2020	1,400	1,405
4.000% due 11/12/2021	1,100	1,141

Walt Disney Co.
2.650% due 01/13/2031	1,000	1,080

Wynn Las Vegas LLC
5.500% due 03/01/2025	1,500	1,443

		94,142

UTILITIES 5.6%

Alabama Power Co.
1.450% due 09/15/2030	1,100	1,105

American Water Capital Corp.
3.450% due 06/01/2029	1,490	1,711

Arizona Public Service Co.
2.650% due 09/15/2050	1,400	1,382

AT&T, Inc.
2.750% due 06/01/2031	1,800	1,898

Avangrid, Inc.
3.150% due 12/01/2024	1,500	1,638
3.800% due 06/01/2029	1,600	1,850

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boston Gas Co.
3.001% due 08/01/2029	$1,400	$1,545

Enable Midstream Partners LP
4.950% due 05/15/2028	1,600	1,570

Eversource Energy
2.500% due 03/15/2021	1,400	1,411

Florida Power & Light Co.
3.700% due 12/01/2047	1,300	1,581

Interstate Power & Light Co.
3.250% due 12/01/2024	1,400	1,536

LG&E & KU Energy LLC
4.375% due 10/01/2021	1,000	1,029

MidAmerican Energy Co.
3.100% due 05/01/2027	1,500	1,683

Midwest Connector Capital Co. LLC
3.900% due 04/01/2024	1,400	1,414

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031 (b)	1,200	1,196

NextEra Energy Capital Holdings, Inc.
3.200% due 02/25/2022	1,200	1,247
3.550% due 05/01/2027	1,500	1,693

Progress Energy, Inc.
3.150% due 04/01/2022	1,000	1,033

San Diego Gas & Electric Co.
3.600% due 09/01/2023	1,300	1,403

Sempra Energy
4.050% due 12/01/2023	1,100	1,205

Southwestern Electric Power Co.
3.550% due 02/15/2022	1,225	1,265

Tampa Electric Co.
2.600% due 09/15/2022	1,300	1,341

Verizon Communications, Inc.
3.376% due 02/15/2025	1,700	1,895

		33,631

Total Corporate Bonds & Notes (Cost $242,007)		250,490

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,500	1,500

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	1,100	1,608

		3,108

ILLINOIS 0.3%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	60	62

Sales Tax Securitization Corp., Illinois Revenue Bonds, Series 2020
3.057% due 01/01/2034	1,400	1,478

		1,540

IOWA 0.1%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	320	323

MASSACHUSETTS 0.0%

Commonwealth of Massachusetts General Obligation Bonds, (BABs), Series 2010
4.200% due 12/01/2021	90	92

NEW JERSEY 0.1%

New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2019
2.551% due 06/15/2023	500	505

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.2%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	$1,400	$1,404

PENNSYLVANIA 0.1%

Pennsylvania Higher Education Assistance Agency Revenue Bonds, Series 2009
1.168% (US0003M + 0.900%) due 07/25/2029 ~	607	606

TEXAS 0.2%

Dallas Fort Worth International Airport, Texas Revenue Notes, Series 2020
2.046% due 11/01/2029	1,200	1,219

Total Municipal Bonds & Notes (Cost $8,244)		8,797

U.S. GOVERNMENT AGENCIES 54.4%

Fannie Mae
0.235% due 12/25/2036 •	80	79
0.598% due 05/25/2023 - 06/25/2059 •	7,002	7,062
0.600% due 10/25/2022 •	3	3
0.606% due 09/25/2046 •	497	490
0.748% due 08/25/2022 •	1	1
2.310% due 08/01/2022	489	501
2.371% due 07/01/2044 •	65	65
3.141% due 05/25/2035 ~	47	48
3.176% due 05/01/2038 •	564	596
3.432% due 01/01/2035 •	93	96
3.519% due 09/01/2035 •	15	15
3.730% due 04/01/2041 •	8	8
3.980% due 07/01/2021	38,300	39,029
5.214% due 12/25/2042 ~	217	240
6.500% due 06/25/2044	61	72

Freddie Mac
0.902% due 08/15/2036 •	593	605
2.371% due 02/25/2045 •	85	86
3.212% due 07/01/2030 •	8	8
3.481% due 12/01/2022 •	28	28
4.000% due 04/01/2024 - 04/01/2048	1,935	2,101
4.500% due 02/01/2029 - 12/01/2040	521	580
5.000% due 12/01/2039 - 07/01/2040	65	75
5.500% due 12/01/2036 - 07/01/2039	606	703
6.000% due 11/01/2029 - 09/01/2038	1,999	2,339
7.000% due 07/15/2022	38	40
7.500% due 01/15/2023	115	121
8.000% due 11/01/2025 - 06/15/2030	160	195

Ginnie Mae
0.615% due 02/20/2067 •	920	921
0.624% due 06/20/2065 •	2,816	2,820
0.670% due 10/20/2062 •	2,556	2,565
0.755% due 07/20/2065 - 10/20/2065 •	4,305	4,330
0.805% due 11/20/2065 •	727	730
0.905% due 08/20/2066 •	1,628	1,647
0.955% due 05/20/2066 - 07/20/2066 •	5,382	5,456
1.011% due 07/20/2062 ~	1,941	1,940
1.055% due 04/20/2066 •	514	523
1.075% due 07/20/2065 •	2,828	2,876
2.675% due 11/20/2067 •	1,680	1,718
2.875% (H15T1Y + 1.500%) due 06/20/2023 ~	18	19
2.875% due 05/20/2027 - 06/20/2027 •	56	58
3.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	100	102
3.000% due 02/20/2027 •	25	25
3.125% due 12/20/2029 •	106	111
3.250% (H15T1Y + 1.500%) due 09/20/2024 - 09/20/2025 ~	53	55

148	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 07/20/2027 - 07/20/2030 •	$184	$187
4.000% due 10/20/2044 - 06/20/2048	4,177	4,490
4.500% due 04/20/2048 - 01/20/2049	7,800	8,413
5.000% due 07/15/2034 - 11/20/2049	13,097	14,339
7.500% due 03/15/2024 - 09/15/2025	1	0
8.000% due 01/15/2022 - 08/15/2024	2	2

Ginnie Mae, TBA
3.000% due 12/01/2050	800	837
3.500% due 11/01/2050 - 12/01/2050	4,700	4,955
4.000% due 11/01/2050	2,000	2,112
4.500% due 11/01/2050	24,700	26,496

Uniform Mortgage-Backed Security
3.000% due 03/01/2050	9,311	9,813
3.500% due 06/01/2024 - 02/01/2050	27,604	29,212
4.000% due 08/01/2025 - 06/01/2049	4,121	4,439
4.500% due 05/01/2023 - 10/01/2042	2,190	2,451
5.500% due 05/01/2022 - 02/01/2040	1,749	2,024
6.000% due 04/01/2023 - 01/01/2039	1,547	1,822
6.500% due 11/01/2021 - 10/01/2037	10	12

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	38,000	39,121
2.500% due 11/01/2050 - 12/01/2050	49,200	51,485
3.000% due 11/01/2050	31,700	33,217
3.500% due 10/01/2050 - 11/01/2050	12,800	13,509

Total U.S. Government Agencies (Cost $326,940)		330,018

U.S. TREASURY OBLIGATIONS 8.6%

U.S. Treasury Bonds
1.375% due 08/15/2050	11,100	10,862
2.000% due 02/15/2050	1,000	1,131
2.500% due 02/15/2045	900	1,108
2.750% due 11/15/2042	700	897
2.875% due 05/15/2043	1,800	2,351
2.875% due 08/15/2045	500	657
2.875% due 05/15/2049	700	937
3.000% due 05/15/2042	400	532
3.000% due 05/15/2045	15,700	21,025
3.125% due 02/15/2043	2,400	3,253
3.125% due 08/15/2044	1,200	1,633
3.375% due 05/15/2044	500	706
3.625% due 08/15/2043	2,100	3,062
3.625% due 02/15/2044	1,500	2,192
3.750% due 11/15/2043	1,300	1,932

Total U.S. Treasury Obligations (Cost $47,138)		52,278

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	154	155

Ashford Hospitality Trust
1.152% due 06/15/2035 •	1,800	1,725

Banc of America Funding Trust
3.676% due 05/25/2035 ~	205	208

Barclays Commercial Real Estate Trust
3.966% due 08/10/2033	4,600	5,044

Bear Stearns Adjustable Rate Mortgage Trust
3.609% due 02/25/2036 ^~	189	181
3.976% due 01/25/2035 ~	697	711
4.016% due 04/25/2033 ~	63	65

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~	137	108
3.502% due 05/25/2035 ~	848	842

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 10/25/2035 •	$359	$347

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •	58	58
3.258% due 04/25/2066 ~	1,254	1,271

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	461	468

Countrywide Home Loan Mortgage Pass-Through Trust
2.195% due 02/20/2036 ^•	128	112
3.597% due 02/20/2035 ~	4	4

Credit Suisse First Boston Mortgage Securities Corp.
3.286% due 09/25/2033 ~	1,004	1,007
4.996% due 06/25/2032 ~	42	41

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)	821	26
3.621% due 10/10/2035	1,400	1,535

HomeBanc Mortgage Trust
0.398% due 03/25/2035 •	1,907	1,687

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~	4	4

IndyMac Mortgage Loan Trust
3.265% due 11/25/2035 ^~	801	725

JPMBB Commercial Mortgage Securities Trust
3.358% due 11/15/2048	2,935	3,112

JPMorgan Chase Commercial Mortgage Securities Trust
1.152% due 06/15/2032 •	1,365	1,308
1.602% due 12/15/2031 •	1,700	1,649
2.410% due 06/15/2035 •	1,454	1,383

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~	219	221

Manhattan West
2.130% due 09/10/2039	1,500	1,562

MFA Trust
1.479% due 08/25/2049 ~	1,937	1,952

Morgan Stanley Bank of America Merrill Lynch Trust
3.557% due 12/15/2047	1,700	1,810

Morgan Stanley Capital Trust
3.436% due 12/15/2049	2,200	2,403
3.560% due 07/13/2029 ~	2,000	2,028

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~	1,648	1,691

Nomura Resecuritization Trust
0.375% due 12/26/2035 •	266	265

Prime Mortgage Trust
0.548% due 02/25/2034 •	57	55

RBSSP Resecuritization Trust
3.317% due 12/25/2035 ~	374	375

Residential Funding Mortgage Securities, Inc. Trust
4.773% due 02/25/2036 ^~	144	125

Sequoia Mortgage Trust
0.796% due 04/19/2027 •	330	321

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~	1,350	1,357

Structured Asset Mortgage Investments Trust
0.816% due 09/19/2032 •	59	57

Tharaldson Hotel Portfolio Trust
0.909% due 11/11/2034 •	810	779

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •	173	171

Total Non-Agency Mortgage-Backed Securities (Cost $38,020)		38,948

ASSET-BACKED SECURITIES 3.5%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.598% due 01/25/2036 •	1,300	1,300

Asset-Backed Securities Corp. Home Equity Loan Trust
1.397% due 08/15/2033 •	1,800	1,797

B2R Mortgage Trust
2.567% due 06/15/2049	1,250	1,252

EMC Mortgage Loan Trust
0.888% due 05/25/2040 •	401	392

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Credit Floorplan Master Owner Trust
2.840% due 03/15/2024	$1,300	$1,345

Fremont Home Loan Trust
0.208% due 01/25/2037 •	48	26

Home Equity Asset Trust
1.048% due 11/25/2034 •	584	584

MASTR Asset-Backed Securities Trust
0.838% due 03/25/2035 •	3,257	3,254

Morgan Stanley IXIS Real Estate Capital Trust
0.198% due 11/25/2036 •	14	7

OneMain Direct Auto Receivables Trust
3.430% due 12/16/2024	1,256	1,272

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.393% due 01/25/2036 •	567	568

Residential Asset Securities Corp. Trust
0.418% due 04/25/2036 •	609	609
0.428% due 06/25/2036 •	1,460	1,456

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•	631	207

SLM Student Loan Trust
0.395% due 10/25/2029 •	716	704

SoFi Consumer Loan Program Trust
3.010% due 04/25/2028	493	500

SoFi Professional Loan Program LLC
2.390% due 02/25/2042	15	15

Structured Asset Investment Loan Trust
1.048% due 09/25/2034 •	226	220
1.273% due 07/25/2033 •	1,179	1,178

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~	3,350	3,553
3.000% due 11/25/2059 ~	1,200	1,221

Total Asset-Backed Securities (Cost $20,901)		21,460

SHORT-TERM INSTRUMENTS 4.0%

REPURCHASE AGREEMENTS (f) 0.2%
		1,145

U.S. TREASURY BILLS 3.8%
0.089% due 10/29/2020 (c)(d)	23,300	23,298

Total Short-Term Instruments (Cost $24,443)		24,443

Total Investments in Securities (Cost $707,693)		726,434

	SHARES
INVESTMENTS IN AFFILIATES 7.8%

SHORT-TERM INSTRUMENTS 7.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 7.8%

PIMCO Short Asset Portfolio	2,957,322	29,611

PIMCO Short-Term Floating NAV Portfolio III	1,761,249	17,368

Total Short-Term Instruments (Cost $46,931)		46,979

Total Investments in Affiliates (Cost $46,931)		46,979

Total Investments 127.5% (Cost $754,624)		$773,413

Financial Derivative Instruments (g)(h) (0.0)% (Cost or Premiums, net $(182))		(314)

Other Assets and Liabilities, net (27.5)%		(166,619)

Net Assets 100.0%		$606,480

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	149

Schedule of Investments PIMCO Total Return Fund II (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.

(e)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
General Motors Co.	6.125%	10/01/2025	05/07/2020	$1,699	$1,977	0.33%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,145	U.S. Treasury Bills 0.000% due 09/09/2021	$(1,168)	$1,145	$1,145

Total Repurchase Agreements						$(1,168)	$1,145	$1,145

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	6.000%	10/01/2050	$2,200	$(2,518)	$(2,457)

Total Short Sales (0.4)%				$(2,518)	$(2,457)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,145	$0	$0	$1,145	$(1,168)	$(23)

Total Borrowings and Other Financing Transactions	$1,145	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,675) at a weighted average interest rate of 1.614%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

150	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	5	$	630	$1	$0	$(1)
U.S. Treasury 10-Year Note December Futures	12/2020	376		52,464	58	0	(93)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	75		16,636	(234)	0	(150)

Total Futures Contracts					$(175)	$0	$(244)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2020	0.340%	$	900	$6	$(4)	$2	$0	$0
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.809		1,100	18	(14)	4	0	(1)

Total Swap Agreements							$24	$(18)	$6	$0	$(1)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$(244)	$(1)	$(245)

Cash of $2,892 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

WRITTEN OPTIONS:

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	6,700	$(66)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	151

Schedule of Investments PIMCO Total Return Fund II (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$	102.141	11/05/2020	2,200	$(17)	$(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		99.219	12/07/2020	1,800	(13)	(13)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		101.172	12/07/2020	2,600	(20)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.438	10/07/2020	2,800	(12)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.141	10/07/2020	1,900	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.953	11/05/2020	6,000	(24)	(6)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.602	10/07/2020	1,800	(7)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.602	10/07/2020	1,800	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.438	11/05/2020	1,800	(13)	(16)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.438	11/05/2020	1,800	(13)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		101.938	12/07/2020	1,800	(7)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		103.938	12/07/2020	1,800	(4)	(4)

						$(140)	$(69)

Total Written Options						$(206)	$(69)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
FAR	$0	$0	$0	$0	$0	$(40)	$0	$(40)	$(40)	$0	$(40)
JPM	0	0	0	0	0	(29)	0	(29)	(29)	0	(29)

Total Over the Counter	$0	$0	$0	$0	$0	$(69)	$0	$(69)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$244	$244
Swap Agreements	0	1	0	0	0	1

	$0	$1	$0	$0	$244	$245

Over the counter
Written Options	$0	$0	$0	$0	$69	$69

	$0	$1	$0	$0	$313	$314

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Written Options	0	0	0	0	33	33
Futures	0	0	0	0	5,625	5,625
Swap Agreements	0	(183)	0	0	0	(183)

	$0	$(183)	$0	$0	$5,657	$5,474

Over the counter
Written Options	$0	$5	$0	$0	$312	$317

	$0	$(178)	$0	$0	$5,969	$5,791

152	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(7)	$(7)
Futures	0	0	0	0	(4,858)	(4,858)
Swap Agreements	0	177	0	0	0	177

	$0	$177	$0	$0	$(4,865)	$(4,688)

Over the counter
Written Options	$0	$85	$0	$0	$(155)	$(70)

	$0	$262	$0	$0	$(5,020)	$(4,758)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$122,717	$0	$122,717
Industrials	0	94,142	0	94,142
Utilities	0	33,631	0	33,631
Municipal Bonds & Notes
California	0	3,108	0	3,108
Illinois	0	1,540	0	1,540
Iowa	0	323	0	323
Massachusetts	0	92	0	92
New Jersey	0	505	0	505
New York	0	1,404	0	1,404
Pennsylvania	0	606	0	606
Texas	0	1,219	0	1,219
U.S. Government Agencies	0	330,018	0	330,018
U.S. Treasury Obligations	0	52,278	0	52,278
Non-Agency Mortgage-Backed Securities	0	38,948	0	38,948
Asset-Backed Securities	0	21,460	0	21,460
Short-Term Instruments
Repurchase Agreements	0	1,145	0	1,145
U.S. Treasury Bills	0	23,298	0	23,298

	$0	$726,434	$0	$726,434

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$46,979	$0	$0	$46,979

Total Investments	$46,979	$726,434	$0	$773,413

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,457)	$0	$(2,457)

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(244)	(1)	0	(245)
Over the counter	0	(69)	0	(69)

	$(244)	$(70)	$0	$(314)

Total Financial Derivative Instruments	$(244)	$(70)	$0	$(314)

Totals	$46,735	$723,907	$0	$770,642

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	153

Schedule of Investments PIMCO Total Return Fund IV

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 126.0%

CORPORATE BONDS & NOTES 40.8%

BANKING & FINANCE 21.9%

Agree LP
2.900% due 10/01/2030	$1,100	$1,138

AIA Group Ltd.
3.125% due 03/13/2023	3,000	3,146

Aircastle Ltd.
5.125% due 03/15/2021	800	812

Aon Corp.
2.800% due 05/15/2030	1,100	1,191

Banco Santander S.A.
3.848% due 04/12/2023	1,400	1,496

Barclays Bank PLC
10.179% due 06/12/2021	2,000	2,104

Barclays PLC
3.684% due 01/10/2023	1,400	1,444

BGC Partners, Inc.
5.125% due 05/27/2021	2,600	2,642

BNP Paribas S.A.
3.500% due 03/01/2023	1,400	1,485

Boston Properties LP
2.750% due 10/01/2026	1,100	1,180

BPCE S.A.
4.000% due 09/12/2023	1,400	1,523

Brandywine Operating Partnership LP
3.950% due 02/15/2023	900	931

Camden Property Trust
3.500% due 09/15/2024	1,300	1,414

Canadian Imperial Bank of Commerce
0.950% due 06/23/2023	1,100	1,110

Cantor Fitzgerald LP
6.500% due 06/17/2022	3,500	3,778

Capital One Financial Corp.
4.250% due 04/30/2025	1,400	1,590

Carlyle Finance Subsidiary LLC
3.500% due 09/19/2029	1,200	1,308

Citigroup, Inc.
1.475% (US0003M + 1.250%) due 07/01/2026 ~	1,400	1,423

Cooperatieve Rabobank UA
2.625% due 07/22/2024	1,100	1,175

Credit Suisse Group AG
2.997% due 12/14/2023 •	1,400	1,458
4.207% due 06/12/2024 •	2,500	2,704

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	1,400	1,507

Daiwa Securities Group, Inc.
3.129% due 04/19/2022	2,800	2,894

Danske Bank A/S
1.621% due 09/11/2026 •	1,200	1,191

Deutsche Bank AG
3.300% due 11/16/2022	2,900	3,001
3.950% due 02/27/2023	200	210
3.961% due 11/26/2025 •	2,800	2,980

EPR Properties
4.500% due 04/01/2025	1,400	1,370

Fidelity National Financial, Inc.
5.500% due 09/01/2022	1,000	1,086

Ford Motor Credit Co. LLC
1.515% (US0003M + 1.235%) due 02/15/2023 ~	3,000	2,762
3.200% due 01/15/2021	200	200
3.416% (US0003M + 3.140%) due 01/07/2022 ~	2,600	2,568

GE Capital Funding LLC
3.450% due 05/15/2025	1,300	1,393
4.050% due 05/15/2027	1,300	1,402

Globe Life, Inc.
2.150% due 08/15/2030	1,000	1,007

Host Hotels & Resorts LP
3.875% due 04/01/2024	2,900	3,010

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hudson Pacific Properties LP
4.650% due 04/01/2029		$1,100	$1,256

Jackson National Life Global Funding
2.500% due 06/27/2022		1,200	1,240

JPMorgan Chase & Co.
3.797% due 07/23/2024 •		2,300	2,493

Kimco Realty Corp.
2.700% due 03/01/2024		1,200	1,258

LeasePlan Corp. NV
2.875% due 10/24/2024		1,200	1,240

Lloyds Banking Group PLC
4.000% due 03/07/2025	AUD	1,500	1,172

Mizuho Financial Group, Inc.
1.263% (US0003M + 0.990%) due 07/10/2024 ~		$1,100	1,111
2.555% due 09/13/2025 •		1,200	1,262

Morgan Stanley
3.125% due 07/27/2026		1,700	1,879
3.875% due 01/27/2026		2,300	2,625

National Retail Properties, Inc.
2.500% due 04/15/2030		1,300	1,300

Nationwide Building Society
3.766% due 03/08/2024 •		1,400	1,489

Natwest Group PLC
4.519% due 06/25/2024 •		400	431

New York Life Global Funding
1.200% due 08/07/2030		1,200	1,172

Nissan Motor Acceptance Corp.
2.600% due 09/28/2022		1,200	1,212

Omega Healthcare Investors, Inc.
4.375% due 08/01/2023		1,400	1,503
5.250% due 01/15/2026		1,400	1,531

Piedmont Operating Partnership LP
3.150% due 08/15/2030		1,200	1,178

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		1,900	2,014

Realty Income Corp.
3.875% due 04/15/2025		2,300	2,608

Santander Holdings USA, Inc.
3.400% due 01/18/2023		2,300	2,409

Service Properties Trust
4.250% due 02/15/2021		67	67

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		1,700	1,735

Stifel Financial Corp.
4.000% due 05/15/2030		1,300	1,440

Washington Prime Group LP
6.450% due 08/15/2024		2,900	1,479

Wells Fargo & Co.
3.550% due 09/29/2025		1,300	1,447

			100,184

INDUSTRIALS 12.9%

AbbVie, Inc.
2.600% due 11/21/2024		1,100	1,168
2.950% due 11/21/2026		1,400	1,527
3.450% due 03/15/2022		2,300	2,384

Air Canada Pass-Through Trust
5.375% due 11/15/2022		551	505

American Airlines Pass-Through Trust
3.200% due 12/15/2029		998	942
3.500% due 08/15/2033		1,255	1,043

Anheuser-Busch InBev Worldwide, Inc.
4.350% due 06/01/2040		1,100	1,289

BAT International Finance PLC
3.250% due 06/07/2022		1,560	1,627
3.500% due 06/15/2022		1,369	1,435

Bayer U.S. Finance LLC
1.260% (US0003M + 1.010%) due 12/15/2023 ~		800	808

Canadian Pacific Railway Co.
4.500% due 01/15/2022		1,000	1,049

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		$2,300	$2,465

Charter Communications Operating LLC
4.464% due 07/23/2022		2,300	2,436

Chevron Corp.
1.554% due 05/11/2025		1,100	1,141

Daimler Finance North America LLC
1.136% (US0003M + 0.880%) due 02/22/2022 ~		3,100	3,110
2.550% due 08/15/2022		1,200	1,240

Danone S.A.
2.589% due 11/02/2023		1,700	1,795

Dell International LLC
4.420% due 06/15/2021		200	205
5.450% due 06/15/2023		1,400	1,536

Delta Air Lines Pass-Through Trust
2.000% due 12/10/2029		1,200	1,164

Dominion Energy Gas Holdings LLC
2.500% due 11/15/2024		1,100	1,170

ERAC USA Finance LLC
2.600% due 12/01/2021		800	814

Expedia Group, Inc.
3.250% due 02/15/2030		1,100	1,060

GATX Corp.
4.850% due 06/01/2021		900	925

Imperial Brands Finance PLC
3.125% due 07/26/2024		1,500	1,588

JetBlue Pass-Through Trust
2.750% due 11/15/2033		1,482	1,457

Keurig Dr Pepper, Inc.
4.057% due 05/25/2023		700	762

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		3,214	2,675

Motorola Solutions, Inc.
2.300% due 11/15/2030		1,200	1,193

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030		1,200	1,209

Occidental Petroleum Corp.
2.900% due 08/15/2024		900	765

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (d)(e)		937	3

Owens Corning
4.200% due 12/01/2024		800	883

PayPal Holdings, Inc.
2.850% due 10/01/2029		1,200	1,322

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		1,100	905

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		1,940	1,750

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		475	481

Suntory Holdings Ltd.
2.550% due 06/28/2022		900	927

United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,200	1,140

Volkswagen Group of America Finance LLC
1.083% (US0003M + 0.860%) due 09/24/2021 ~		1,200	1,205
1.197% (US0003M + 0.940%) due 11/12/2021 ~		2,600	2,613

Volkswagen International Finance NV
1.069% (EUR003M + 1.550%) due 11/16/2024 ~	EUR	1,600	1,907

Walt Disney Co.
2.650% due 01/13/2031		$900	972

Wynn Las Vegas LLC
5.500% due 03/01/2025		2,400	2,308

			58,903

UTILITIES 6.0%

Ameren Corp.
2.500% due 09/15/2024		1,100	1,167

154	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AT&T, Inc.
2.750% due 06/01/2031	$1,300	$1,371

Atmos Energy Corp.
1.500% due 01/15/2031 (b)	1,400	1,395

Boston Gas Co.
3.001% due 08/01/2029	1,200	1,324

Enel Finance International NV
4.250% due 09/14/2023	1,100	1,205

Entergy Arkansas LLC
3.050% due 06/01/2023	1,400	1,481

Entergy Corp.
2.950% due 09/01/2026	2,700	2,985

Monongahela Power Co.
3.550% due 05/15/2027	2,800	3,099

New York State Electric & Gas Corp.
1.950% due 10/01/2030	1,200	1,207

NextEra Energy Capital Holdings, Inc.
2.250% due 06/01/2030	1,300	1,356

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	178	165

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)	1,349	351

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	321	292

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)	2,038	229

Rio Oil Finance Trust
9.250% due 07/06/2024	511	558
9.750% due 01/06/2027	2,820	3,193

San Diego Gas & Electric Co.
1.700% due 10/01/2030	1,200	1,192

SGSP Australia Assets Pty. Ltd.
3.250% due 07/29/2026	1,500	1,660

Telstra Corp. Ltd.
4.800% due 10/12/2021	1,400	1,463

Verizon Communications, Inc.
3.376% due 02/15/2025	1,414	1,576

		27,269

Total Corporate Bonds & Notes (Cost $183,119)		186,356

MUNICIPAL BONDS & NOTES 0.5%

CALIFORNIA 0.3%

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2020
0.450% due 01/01/2050	1,200	1,200

NEW YORK 0.2%

New York State Urban Development Corp. Revenue Notes, Series 2020
1.115% due 03/15/2025	1,100	1,103

Total Municipal Bonds & Notes (Cost $2,300)		2,303

U.S. GOVERNMENT AGENCIES 47.5%

Fannie Mae
0.606% due 09/25/2046 •	928	917
2.310% due 08/01/2022	98	100
2.935% due 11/01/2021	9,566	9,708
3.000% due 10/25/2040	1,156	1,241
3.176% due 05/01/2038 •	961	1,015
3.262% due 01/01/2036 •	1,780	1,881
3.500% due 10/25/2041	17,760	18,802
4.002% due 02/25/2033 •	5,523	5,998

Freddie Mac
3.500% due 07/01/2048	4,525	4,769
5.000% due 03/01/2024 - 12/01/2038	638	728
5.500% due 04/01/2038	175	203

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ginnie Mae
0.000% due 11/20/2039 (a)(d)		$3,500	$3,351
0.507% due 05/20/2047 •		1,241	1,244
0.605% due 04/20/2065 •		610	611
0.615% due 02/20/2067 •		2,268	2,271
0.625% due 06/20/2067 •		325	326
0.775% due 09/20/2065 •		2,236	2,251
0.905% due 08/20/2066 - 08/20/2067 •		4,795	4,855
0.955% due 05/20/2066 - 06/20/2066 •		5,488	5,564
1.586% due 06/20/2067 •		3,301	3,371
3.000% due 11/15/2049		1,725	1,793
5.000% due 05/15/2047 - 09/15/2047		279	310

Ginnie Mae, TBA
3.000% due 12/01/2050		1,100	1,151
4.000% due 11/01/2050		2,000	2,112
4.500% due 11/01/2050		7,900	8,474

Uniform Mortgage-Backed Security
2.000% due 08/01/2050		3,968	4,104
3.000% due 06/01/2029		64	69
3.500% due 03/01/2048		231	243
4.000% due 11/01/2047 - 06/01/2049		7,903	8,492
4.500% due 02/01/2031 - 08/01/2042		688	764
5.500% due 02/01/2036 - 05/01/2036		64	75

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		28,000	28,826
2.500% due 11/01/2050		45,100	47,208
3.000% due 11/01/2050		32,000	33,531
3.500% due 10/01/2050 - 11/01/2050		10,314	10,881

Total U.S. Government Agencies (Cost $214,004)			217,239

U.S. TREASURY OBLIGATIONS 12.7%

U.S. Treasury Bonds
1.375% due 08/15/2050		8,000	7,829
2.500% due 02/15/2045		8,000	9,848
2.750% due 08/15/2042 (h)(j)		400	513
2.875% due 05/15/2049		9,200	12,320
3.125% due 02/15/2043		1,930	2,616
3.125% due 08/15/2044 (h)		4,700	6,397
3.375% due 05/15/2044		10,400	14,678
3.750% due 11/15/2043		2,500	3,714

U.S. Treasury Notes
2.000% due 08/31/2021 (j)		100	102

Total U.S. Treasury Obligations (Cost $47,142)			58,017

NON-AGENCY MORTGAGE-BACKED SECURITIES 20.1%

Adjustable Rate Mortgage Trust
0.648% due 10/25/2035 •		395	395

Alba PLC
0.223% due 03/17/2039 •	GBP	3,199	3,894

Ashford Hospitality Trust
1.152% due 06/15/2035 •		$3,000	2,874

Banc of America Funding Trust
3.676% due 05/25/2035 ~		1,048	1,061

Banc of America Mortgage Trust
6.500% due 10/25/2031		7	8

Bear Stearns Adjustable Rate Mortgage Trust
3.682% due 02/25/2033 ~		26	26

CD Mortgage Trust
3.348% due 11/10/2049		2,300	2,502

Chase Mortgage Finance Trust
3.683% due 02/25/2037 ~		14	14

Credit Suisse First Boston Mortgage Securities Corp.
3.286% due 09/25/2033 ~		3	3

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	2,069	2,574

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Eurosail PLC
1.010% (BP0003M + 0.950%) due 06/13/2045 ~		$5,996	$7,716
1.010% due 06/13/2045 •		3,734	4,788

FirstMac Mortgage Funding Trust
1.140% due 03/08/2049 •	AUD	1,971	1,391
1.390% due 03/08/2049 •		1,500	1,067

Great Hall Mortgages PLC
0.363% due 06/18/2039 •		$1,761	1,712

GS Mortgage Securities Trust
3.278% due 11/10/2049 ~		3,500	3,774

GSR Mortgage Loan Trust
4.024% due 01/25/2035 ~		363	348

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	4,013	5,179

Holmes Master Issuer PLC
0.635% due 10/15/2054 •		$686	686

HomeBanc Mortgage Trust
0.398% due 03/25/2035 •		487	431

Impac CMB Trust
0.928% due 10/25/2034 •		2,067	2,050

JPMDB Commercial Mortgage Securities Trust
2.994% due 12/15/2049		3,500	3,761

JPMorgan Chase Commercial Mortgage Securities Trust
1.152% due 06/15/2032 •		1,971	1,890

Landmark Mortgage Securities PLC
0.358% due 04/17/2044 •	GBP	322	394

Ludgate Funding PLC
0.251% due 12/01/2060 •		2,484	3,045

Mansard Mortgages PLC
0.260% due 04/15/2047 •		736	906

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		$702	710

Merrill Lynch Mortgage Investors Trust
0.398% due 11/25/2035 •		224	214
1.257% due 01/25/2029 •		139	139

Morgan Stanley Bank of America Merrill Lynch Trust
3.077% due 03/15/2048		5,742	6,118

Morgan Stanley Capital Trust
3.436% due 12/15/2049		2,200	2,403
3.516% due 07/13/2029 ~		3,300	3,345

Resloc UK PLC
0.000% due 12/15/2043 •	EUR	4,602	5,201

Structured Adjustable Rate Mortgage Loan Trust
2.879% due 09/25/2034 ~		$1,755	1,778

Tharaldson Hotel Portfolio Trust
0.909% due 11/11/2034 •		2,430	2,337

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	1,525	1,973

Trinity Square PLC
1.232% due 07/15/2051 •		1,565	2,023

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 10/25/2045 •		$3,030	2,997
0.688% due 07/25/2045 •		145	135

Wells Fargo Commercial Mortgage Trust
2.933% due 11/15/2059		4,500	4,790
3.486% due 12/15/2059		4,800	5,211

Total Non-Agency Mortgage-Backed Securities (Cost $92,978)			91,863

ASSET-BACKED SECURITIES 2.7%

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.598% due 01/25/2036 •		1,062	1,062

Countrywide Asset-Backed Certificates Trust, Inc.
0.688% due 12/25/2034 •		2,298	2,211

Credit Acceptance Auto Loan Trust
3.470% due 05/17/2027		1,283	1,297

Delta Funding Home Equity Loan Trust
7.030% due 08/15/2030		11	11

Driver Australia Trust
1.392% due 07/21/2026	AUD	1,563	1,118

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	155

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.943% due 09/25/2035 •		$956	$954

SLM Student Loan Trust
0.365% due 01/25/2027 •		908	900

SoFi Professional Loan Program LLC
1.098% due 01/25/2039 •		579	580

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		2,749	2,916

Wells Fargo Home Equity Asset-Backed Securities Trust
1.148% due 10/25/2034 •		1,234	1,212

Total Asset-Backed Securities (Cost $12,027)			12,261

SOVEREIGN ISSUES 0.8%

Peru Government International Bond
5.940% due 02/12/2029	PEN	2,000	652
6.350% due 08/12/2028		5,000	1,674
8.200% due 08/12/2026		1,000	369

Province of Quebec
6.350% due 01/30/2026		$600	768

Total Sovereign Issues (Cost $3,435)			3,463

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.8%

BANKING & FINANCE 0.8%

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(e)	4,250,000	$3,826

Total Preferred Securities (Cost $4,250)		3,826

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (f) 0.1%
		578

Total Short-Term Instruments (Cost $578)		578

Total Investments in Securities (Cost $559,833)		575,906

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.4%

PIMCO Short-Term Floating NAV Portfolio III	1,089,398	$10,743

Total Short-Term Instruments (Cost $10,741)		10,743

Total Investments in Affiliates (Cost $10,741)		10,743

Total Investments 128.4% (Cost $570,574)		$586,649

Financial Derivative Instruments (g)(i) 0.1% (Cost or Premiums, net $(1,311))		683

Other Assets and Liabilities, net (28.5)%		(130,377)

Net Assets 100.0%		$456,955

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	Principal only security.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(f)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$578	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(590)	$578	$578

Total Repurchase Agreements						$(590)	$578	$578

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	4.000%	11/01/2050	$1,200	$(1,280)	$(1,281)

Total Short Sales (0.3)%				$(1,280)	$(1,281)

156	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$578	$0	$0	$578	$(590)	$(12)

Total Borrowings and Other Financing Transactions	$578	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(17,379) at a weighted average interest rate of 0.720%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	464	$	64,743	$170	$0	$(118)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	9		1,996	1	0	(18)
United Kingdom Long Gilt December Futures	12/2020	3		527	1	1	(2)

					$172	$1	$(138)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	72	$	(9,074)	$3	$7	$0

Total Futures Contracts					$175	$8	$(138)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Dominion Energy, Inc.	(1.000)%	Quarterly	03/20/2021	0.074%	$	1,700	$(43)	$35	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Boeing Co.	1.000%	Quarterly	12/20/2020	2.671%	$	1,200	$7	$(11)	$(4)	$0	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888	EUR	1,100	(6)	(180)	(186)	0	(5)
Simon Property Group LP	1.000	Quarterly	06/20/2022	0.809	$	3,500	67	(54)	13	0	(2)

							$68	$(245)	$(177)	$0	$(7)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	7,800	$(215)	$(46)	$(261)	$10	$0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		6,100	(768)	306	(462)	50	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	157

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.700%	Semi-Annual	06/11/2021	$	8,300	$(2)	$(125)	$(127)	$0	$(1)
Receive(6)	3-Month USD-LIBOR	0.200	Semi-Annual	03/11/2022		15,000	1	1	2	0	(1)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030	EUR	7,600	(330)	(102)	(432)	1	0
Pay	6-Month JPY-LIBOR	0.100	Semi-Annual	03/20/2024	JPY	1,720,000	61	35	96	6	0
Pay	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		110,000	13	7	20	0	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		1,740,000	(115)	(208)	(323)	0	(6)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		270,000	0	(7)	(7)	1	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		140,000	0	(3)	(3)	1	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		230,000	0	(2)	(2)	1	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		370,000	0	(3)	(3)	2	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		135,000	0	(1)	(1)	1	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		135,000	0	(1)	(1)	1	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		67,000	0	(1)	(1)	0	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		163,000	0	(4)	(4)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		600,000	(11)	(123)	(134)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		300,000	19	(89)	(70)	0	(1)
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		260,000	0	(84)	(84)	0	(1)
Pay	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		10,000	3	1	4	0	0
Receive(6)	6-Month JPY-LIBOR	0.250	Semi-Annual	03/17/2031		8,240,000	72	(104)	(32)	7	0
Pay	6-Month JPY-LIBOR	0.036	Semi-Annual	03/10/2038		62,000	0	(15)	(15)	1	0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		62,000	0	(15)	(15)	1	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		331,900	27	(338)	(311)	0	(3)
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		10,000	0	(2)	(2)	0	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		68,700	(2)	(119)	(121)	0	(1)
Pay	28-Day MXN-TIIE	8.735	Lunar	11/06/2020	MXN	1,114,600	(32)	356	324	5	0
Receive	28-Day MXN-TIIE	8.720	Lunar	11/13/2020		185,300	21	(75)	(54)	0	(1)
Receive	28-Day MXN-TIIE	8.683	Lunar	11/27/2020		239,400	0	(104)	(104)	0	(1)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/03/2020		302,100	0	(137)	(137)	0	(1)
Receive	28-Day MXN-TIIE	8.855	Lunar	12/10/2020		333,600	0	(151)	(151)	0	(2)

							$(1,258)	$(1,153)	$(2,411)	$89	$(22)

Total Swap Agreements							$(1,233)	$(1,363)	$(2,596)	$89	$(29)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$8	$89	$97	$0	$(138)	$(29)	$(167)

(h)

Securities with an aggregate market value of $767 and cash of $5,256 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

158	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	11/2020	JPY	26,404		$247	$0	$(3)

BPS	10/2020	CAD	240		184	4	0
	11/2020	AUD	7,175		5,151	11	0

BRC	10/2020		$2,292	GBP	1,721	0	(72)

CBK	10/2020	GBP	30,007		$39,660	940	0

DUB	03/2021	PEN	1,316		367	3	0

HUS	10/2020	EUR	6,297		7,503	120	0
	10/2020		$36,486	GBP	28,286	100	(87)
	11/2020	GBP	25,938		$33,374	0	(101)

SCX	11/2020	EUR	6,297		7,389	1	0

Total Forward Foreign Currency Contracts						$1,179	$(263)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BOA	Colombia Government International Bond	1.000%	Quarterly	06/20/2021	0.429%	$1,900	$12	$(3)	$9	$0

CBK	Colombia Government International Bond	1.000	Quarterly	06/20/2021	0.429	5,200	34	(11)	23	0

GST	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	1,000	6	(8)	0	(2)
	South Africa Government International Bond	1.000	Quarterly	06/20/2024	2.761	3,100	(130)	(63)	0	(193)

Total Swap Agreements							$(78)	$(85)	$32	$(195)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$9	$9	$(3)	$0	$0	$(3)	$6	$0	$6
BPS	15	0	0	15	0	0	0	0	15	0	15
BRC	0	0	0	0	(72)	0	0	(72)	(72)	0	(72)
CBK	940	0	23	963	0	0	0	0	963	(1,150)	(187)
DUB	3	0	0	3	0	0	0	0	3	0	3
GST	0	0	0	0	0	0	(195)	(195)	(195)	255	60
HUS	220	0	0	220	(188)	0	0	(188)	32	0	32
SCX	1	0	0	1	0	0	0	0	1	0	1

Total Over the Counter	$1,179	$0	$32	$1,211	$(263)	$0	$(195)	$(458)

(j)

Securities with an aggregate market value of $255 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	159

Schedule of Investments PIMCO Total Return Fund IV (Cont.)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$8	$8
Swap Agreements	0	0	0	0	89	89

	$0	$0	$0	$0	$97	$97

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,179	$0	$1,179
Swap Agreements	0	32	0	0	0	32

	$0	$32	$0	$1,179	$0	$1,211

	$0	$32	$0	$1,179	$97	$1,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$138	$138
Swap Agreements	0	7	0	0	22	29

	$0	$7	$0	$0	$160	$167

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$263	$0	$263
Swap Agreements	0	195	0	0	0	195

	$0	$195	$0	$263	$0	$458

	$0	$202	$0	$263	$160	$625

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,906	$1,906
Swap Agreements	0	22	0	0	(2,115)	(2,093)

	$0	$22	$0	$0	$(209)	$(187)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,156)	$0	$(2,156)
Swap Agreements	0	384	0	0	0	384

	$0	$384	$0	$(2,156)	$0	$(1,772)

	$0	$406	$0	$(2,156)	$(209)	$(1,959)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,283)	$(1,283)
Swap Agreements	0	72	0	0	1,377	1,449

	$0	$72	$0	$0	$94	$166

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,256)	$0	$(1,256)
Swap Agreements	0	(127)	0	0	0	(127)

	$0	$(127)	$0	$(1,256)	$0	$(1,383)

	$0	$(55)	$0	$(1,256)	$94	$(1,217)

160	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$100,184	$0	$100,184
Industrials	0	58,903	0	58,903
Utilities	0	27,269	0	27,269
Municipal Bonds & Notes
California	0	1,200	0	1,200
New York	0	1,103	0	1,103
U.S. Government Agencies	0	217,239	0	217,239
U.S. Treasury Obligations	0	58,017	0	58,017
Non-Agency Mortgage-Backed Securities	0	91,863	0	91,863
Asset-Backed Securities	0	12,261	0	12,261
Sovereign Issues	0	3,463	0	3,463
Preferred Securities
Banking & Finance	0	3,826	0	3,826
Short-Term Instruments
Repurchase Agreements	0	578	0	578

	$0	$575,906	$0	$575,906

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,743	$0	$0	$10,743

Total Investments	$10,743	$575,906	$0	$586,649

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(1,281)	$0	$(1,281)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	8	89	0	97
Over the counter	0	1,211	0	1,211

	$8	$1,300	$0	$1,308

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(138)	(29)	0	(167)
Over the counter	0	(458)	0	(458)

	$(138)	$(487)	$0	$(625)

Total Financial Derivative Instruments	$(130)	$813	$0	$683

Totals	$10,613	$575,438	$0	$586,051

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	161

Schedule of Investments PIMCO Total Return ESG Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 133.6%

CORPORATE BONDS & NOTES 62.5%

BANKING & FINANCE 34.6%

Adani Green Energy UP Ltd.
6.250% due 12/10/2024		$11,750	$12,633

AerCap Ireland Capital DAC
3.500% due 05/26/2022		560	566
4.625% due 07/01/2022		325	334

Alexandria Real Estate Equities, Inc.
3.800% due 04/15/2026		3,600	4,133
4.000% due 01/15/2024		9,600	10,567

American Express Co.
3.700% due 08/03/2023		3,900	4,228

American Tower Corp.
3.500% due 01/31/2023		2,800	2,978
5.000% due 02/15/2024		3,000	3,395

Andrew W Mellon Foundation
0.947% due 08/01/2027		9,000	9,011

Asian Development Bank
1.875% due 08/10/2022		5,200	5,361

Banco Santander Chile
2.700% due 01/10/2025		7,100	7,495

Bank of America Corp.
0.981% due 09/25/2025 •		12,700	12,707
1.486% due 05/19/2024 •		7,700	7,837
2.456% due 10/22/2025 •		4,300	4,539

Bank of Nova Scotia
2.375% due 01/18/2023		5,300	5,524

Barclays Bank PLC
7.625% due 11/21/2022 (g)		3,300	3,631

Barclays PLC
0.625% due 11/14/2023 •	EUR	8,000	9,420
1.710% (US0003M + 1.430%) due 02/15/2023 ~		$1,400	1,407
3.250% due 02/12/2027	GBP	2,100	2,902
3.684% due 01/10/2023		$1,800	1,856
4.610% due 02/15/2023 •		800	838
7.875% due 09/15/2022 •(f)(g)	GBP	2,200	2,904

BBVA USA
0.980% (US0003M + 0.730%) due 06/11/2021 ~		$5,300	5,317
3.500% due 06/11/2021		6,656	6,777

BlueHub Loan Fund, Inc.
2.890% due 01/01/2027		1,300	1,314
3.099% due 01/01/2030		3,400	3,469

BNP Paribas S.A.
2.950% due 05/23/2022		2,900	3,005
3.500% due 03/01/2023		800	849

Boston Properties LP
3.400% due 06/21/2029		9,400	10,243

Cantor Fitzgerald LP
6.500% due 06/17/2022		2,800	3,022

Capital One Financial Corp.
4.250% due 04/30/2025		2,600	2,953

Citigroup, Inc.
1.678% due 05/15/2024 •		11,500	11,791

Community Preservation Corp.
2.867% due 02/01/2030		15,000	16,074

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		10,800	10,742
3.875% due 09/26/2023		3,400	3,721

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	3,900	4,432
2.750% due 05/12/2026		1,500	1,819

Credit Agricole S.A.
1.284% (US0003M + 1.020%) due 04/24/2023 ~		$4,600	4,638
3.750% due 04/24/2023		10,300	11,062

Credit Suisse Group AG
3.574% due 01/09/2023		2,900	3,001

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		2,700	2,855

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Crown Castle International Corp.
5.250% due 01/15/2023		$2,600	$2,858

Equinix, Inc.
1.550% due 03/15/2028 (b)		13,400	13,410

Equitable Holdings, Inc.
3.900% due 04/20/2023		7,238	7,780
4.350% due 04/20/2028		7,000	7,981

ERP Operating LP
4.150% due 12/01/2028		1,900	2,256

European Bank for Reconstruction & Development
1.625% due 09/27/2024		13,300	13,973

European Investment Bank
1.625% due 10/09/2029		13,150	14,109
2.375% due 05/24/2027		10,000	11,160
2.875% due 06/13/2025		10,500	11,711
3.300% due 02/03/2028	AUD	3,400	2,855

HAT Holdings LLC
3.750% due 09/15/2030		$3,500	3,526
5.250% due 07/15/2024		4,500	4,698

Host Hotels & Resorts LP
3.375% due 12/15/2029		6,100	5,709
3.500% due 09/15/2030		3,100	2,982
3.875% due 04/01/2024		700	726
4.000% due 06/15/2025		1,350	1,402

ING Bank NV
0.750% due 11/24/2020	EUR	300	352

ING Groep NV
1.400% due 07/01/2026 •		$6,300	6,381
4.625% due 01/06/2026		5,300	6,224

International Bank for Reconstruction & Development
2.250% due 01/17/2023	CAD	12,600	9,862

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$12,600	12,609
3.797% due 07/23/2024 •		2,800	3,035

KEB Hana Bank
3.375% due 01/30/2022		10,100	10,457

Kilroy Realty LP
3.450% due 12/15/2024		2,200	2,324
4.375% due 10/01/2025		2,600	2,873
4.750% due 12/15/2028		6,600	7,667

Kimco Realty Corp.
2.700% due 10/01/2030		11,500	11,702

Kreditanstalt fuer Wiederaufbau
2.000% due 09/29/2022		23,500	24,339

Lloyds Banking Group PLC
4.375% due 03/22/2028		7,200	8,353
7.625% due 06/27/2023 •(f)(g)	GBP	2,200	2,959

Low Income Investment Fund
3.386% due 07/01/2026		$1,700	1,814
3.711% due 07/01/2029		4,300	4,727

Marsh & McLennan Cos., Inc.
1.418% (US0003M + 1.200%) due 12/29/2021 ~		3,300	3,303

MGIC Investment Corp.
5.750% due 08/15/2023		2,400	2,556

Mizuho Financial Group, Inc.
0.956% due 10/16/2024	EUR	2,200	2,665
1.505% (BBSW3M + 1.400%) due 07/19/2023 ~	AUD	5,000	3,592
3.922% due 09/11/2024 •		$2,900	3,155

National Australia Bank Ltd.
3.250% due 03/24/2022	AUD	780	583
3.625% due 06/20/2023		$8,300	9,007
4.000% due 12/16/2021	AUD	1,172	877

Natwest Group PLC
2.359% due 05/22/2024 •		$11,500	11,810

Nederlandse Waterschapsbank NV
2.375% due 03/24/2026		11,000	12,053

NongHyup Bank
1.250% due 07/20/2025		12,000	12,130

NTT Finance Corp.
1.900% due 07/21/2021		4,200	4,253

ORIX Corp.
4.050% due 01/16/2024		3,500	3,838

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Piedmont Operating Partnership LP
3.150% due 08/15/2030		$12,400	$12,175

PNC Financial Services Group, Inc.
2.200% due 11/01/2024		5,400	5,725

Prologis International Funding S.A.
1.750% due 03/15/2028	EUR	4,800	6,215

Prologis LP
1.250% due 10/15/2030		$4,100	4,008

Reliance Standard Life Global Funding
3.850% due 09/19/2023		2,800	3,019

SBA Communications Corp.
4.875% due 09/01/2024		2,600	2,668

Shinhan Bank Co. Ltd.
4.000% due 04/23/2029 (g)		6,000	6,759

Shinhan Financial Group Co. Ltd.
3.340% due 02/05/2030 •(g)		6,400	6,719

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		900	841

SL Green Operating Partnership LP
1.260% (US0003M + 0.980%) due 08/16/2021 ~		3,300	3,277

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024	EUR	10,000	12,100
1.012% (US0003M + 0.740%) due 10/18/2022 ~		$550	554

UDR, Inc.
3.100% due 11/01/2034		10,500	11,366
3.500% due 01/15/2028		1,800	1,992

USAA Capital Corp.
2.125% due 05/01/2030		6,000	6,325

Visa, Inc.
0.750% due 08/15/2027		9,900	9,839

Voya Financial, Inc.
3.650% due 06/15/2026		2,900	3,290

Welltower, Inc.
2.700% due 02/15/2027		12,100	12,781

Westpac Banking Corp.
3.100% due 06/03/2021	AUD	10,300	7,519

			631,158

INDUSTRIALS 11.5%

Apple, Inc.
3.000% due 06/20/2027		$2,200	2,484

Autodesk, Inc.
3.600% due 12/15/2022		2,000	2,122

Broadcom, Inc.
3.459% due 09/15/2026		5,004	5,490

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		1,800	1,803
3.300% due 03/15/2021		3,300	3,338

Coca-Cola European Partners PLC
4.500% due 09/01/2021		2,800	2,875

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032		12,500	12,544

Conagra Brands, Inc.
4.300% due 05/01/2024		4,500	5,022

CRH America Finance, Inc.
3.400% due 05/09/2027		4,600	5,011
3.950% due 04/04/2028		2,500	2,839

Danone S.A.
2.077% due 11/02/2021		4,000	4,063
2.947% due 11/02/2026		5,800	6,439
3.000% due 06/15/2022		5,300	5,500

Dell International LLC
4.420% due 06/15/2021		1,024	1,048
5.450% due 06/15/2023		1,000	1,097

Doris Duke Charitable Foundation
2.345% due 07/01/2050		12,500	12,048

ERAC USA Finance LLC
2.600% due 12/01/2021		1,500	1,527
2.700% due 11/01/2023		3,000	3,156

162	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fiserv, Inc.
2.650% due 06/01/2030		$4,600	$4,959

Ford Foundation
2.815% due 06/01/2070		15,200	15,912

General Mills, Inc.
1.283% (US0003M + 1.010%) due 10/17/2023 ~		600	607

International Flavors & Fragrances, Inc.
3.200% due 05/01/2023		1,100	1,147
4.375% due 06/01/2047		1,000	1,159

John D and Catherine T MacArthur Foundation
1.299% due 12/01/2030		13,400	13,385

Komatsu Finance America, Inc.
2.437% due 09/11/2022		2,800	2,882

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,454	1,210

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		13,600	13,439

Local Initiatives Support Corp.
3.782% due 03/01/2027		5,000	5,472

Microsoft Corp.
2.700% due 02/12/2025		5,600	6,095

Mondelez International Holdings Netherlands BV
2.000% due 10/28/2021		5,300	5,385

Norfolk Southern Corp.
3.250% due 12/01/2021		700	718

NXP BV
3.400% due 05/01/2030		11,700	12,835

Owens Corning
3.400% due 08/15/2026		2,900	3,138

RELX Capital, Inc.
3.000% due 05/22/2030		10,300	11,277

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		7,100	7,124

Ryder System, Inc.
2.500% due 09/01/2022		2,800	2,891
2.875% due 06/01/2022		6,200	6,426
3.450% due 11/15/2021		1,599	1,648

Xylem, Inc.
1.950% due 01/30/2028		5,500	5,743
2.250% due 01/30/2031		5,500	5,843
3.250% due 11/01/2026		2,400	2,680

			210,381

UTILITIES 16.4%

Adani Renewable Energy RJ Ltd.
4.625% due 10/15/2039		6,516	6,280

American Water Capital Corp.
3.450% due 06/01/2029		9,000	10,335

Anglian Water Services Financing PLC
1.625% due 08/10/2025	GBP	1,500	2,011

Arizona Public Service Co.
2.650% due 09/15/2050		$13,400	13,230

Avangrid, Inc.
3.150% due 12/01/2024		12,130	13,244
3.200% due 04/15/2025		6,300	6,940
3.800% due 06/01/2029		5,800	6,705

Azure Power Energy Ltd.
5.500% due 11/03/2022		900	921

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		7,759	8,098

Baltimore Gas & Electric Co.
3.350% due 07/01/2023		4,500	4,807

British Telecommunications PLC
4.500% due 12/04/2023		3,300	3,655

Clearway Energy Operating LLC
4.750% due 03/15/2028		4,000	4,154

DTE Electric Co.
4.050% due 05/15/2048		4,200	5,301

Duke Energy Carolinas LLC
3.950% due 11/15/2028		3,000	3,606

Duke Energy Florida LLC
2.500% due 12/01/2029		9,900	10,757

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EDP Finance BV
1.710% due 01/24/2028		$9,000	$8,959

Electricite de France S.A.
3.625% due 10/13/2025		3,600	4,035

Enel Finance International NV
2.650% due 09/10/2024		10,800	11,462

Eversource Energy
1.650% due 08/15/2030		8,700	8,683

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		3,800	3,864
5.950% due 07/29/2026		10,400	10,803

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		6,400	6,583

Interstate Power & Light Co.
3.600% due 04/01/2029		6,000	6,920

Interstate Power and Light Co.
4.100% due 09/26/2028		3,500	4,183

MidAmerican Energy Co.
3.150% due 04/15/2050		7,900	8,767
3.650% due 04/15/2029		6,000	7,155

National Rural Utilities Cooperative Finance Corp.
1.350% due 03/15/2031 (b)		9,100	9,067

NextEra Energy Capital Holdings, Inc.
1.950% due 09/01/2022		6,700	6,908
2.200% due 12/02/2026	AUD	10,300	7,564

Niagara Mohawk Power Corp.
1.960% due 06/27/2030		$14,500	14,941
4.278% due 12/15/2028		3,300	3,979

Northern States Power Co.
2.600% due 06/01/2051		12,000	12,214
2.900% due 03/01/2050		3,985	4,273

NSTAR Electric Co.
3.250% due 05/15/2029		7,800	8,910

Pattern Energy Operations LP
4.500% due 08/15/2028		3,000	3,118

Public Service Co. of Colorado
2.700% due 01/15/2051		4,000	4,067

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		4,300	4,306

Southern California Edison Co.
3.700% due 08/01/2025		4,800	5,344

Tucson Electric Power Co.
1.500% due 08/01/2030		9,400	9,323

Verizon Communications, Inc.
1.500% due 09/18/2030		9,800	9,781
3.875% due 02/08/2029		8,000	9,474

Vodafone Group PLC
3.750% due 01/16/2024		3,000	3,279

			298,006

Total Corporate Bonds & Notes (Cost $1,085,997)			1,139,545

MUNICIPAL BONDS & NOTES 1.5%

CALIFORNIA 1.5%

California Health Facilities Financing Authority Revenue Bonds, Series 2019
2.704% due 06/01/2030		4,000	4,285

California Health Facilities Financing Authority Revenue Notes, Series 2019
2.211% due 06/01/2025		3,000	3,176
2.534% due 06/01/2028		4,000	4,299
2.584% due 06/01/2029		4,450	4,782

California Municipal Finance Authority Revenue Bonds, Series 2020
2.877% due 11/01/2035		4,100	4,289

San Francisco, California Public Utilities Commission Water Revenue Notes, Series 2020
1.864% due 11/01/2021		1,250	1,270
2.082% due 11/01/2024		520	549
2.371% due 11/01/2026		1,000	1,071
2.483% due 11/01/2027		850	918

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.533% due 11/01/2028	$1,000	$1,080
2.593% due 11/01/2029	1,200	1,300

Total Municipal Bonds & Notes (Cost $25,370)		27,019

U.S. GOVERNMENT AGENCIES 48.1%

Fannie Mae
0.235% due 07/25/2037 •	195	192
0.398% due 05/25/2037 •	8	8
0.466% due 06/25/2055 •	1,409	1,405
0.508% due 03/25/2037 •	15	15
0.598% due 06/25/2049 •	2,920	2,938
0.606% due 09/25/2046 •	734	725
2.131% due 08/01/2035 •	101	103
2.310% due 08/01/2022	196	200
2.358% due 01/25/2031 ~(a)	46,100	7,051
2.371% due 07/01/2044 •	56	56
2.444% due 10/25/2029	14,800	16,002
2.479% due 09/01/2037 •	8	8
2.572% due 09/01/2034 •	47	49
2.575% due 07/01/2035 •	210	217
2.712% due 07/01/2034 •	4	4
2.721% due 08/01/2035 •	440	441
2.937% due 04/25/2029	12,500	14,159
3.000% due 05/01/2028 (i)	3,904	4,070
3.058% due 09/25/2027 ~	10,000	11,302
3.141% due 05/25/2035 ~	37	38
3.368% due 01/01/2035 •	54	56
3.424% due 04/01/2038 •	56	59
3.519% due 09/01/2035 •	15	15
3.527% due 04/01/2038 •	23	24
3.682% due 03/01/2033 - 04/01/2038 •	16	16
4.010% due 12/01/2028	9,040	10,403
6.000% due 08/01/2032	5	6
6.500% due 06/25/2044	37	44
7.500% due 02/01/2027	33	34

Freddie Mac
0.556% due 12/15/2042 •	5,809	5,834
0.826% due 09/25/2030 «	1,566	1,558
0.862% due 10/15/2037 •	10	10
1.144% due 08/25/2029 ~(a)	25,500	1,916
1.783% due 01/25/2034 «	15,000	15,415
2.700% due 08/01/2023 (i)	28,600	29,846
2.875% due 04/25/2026	9,500	10,475
2.939% due 04/25/2029	9,500	10,764
3.212% due 07/01/2030 •	2	2
3.481% due 12/01/2022 •	5	5
3.500% due 12/01/2047 - 05/01/2048	25,417	27,297
3.500% due 05/01/2048 (i)	21,920	23,708
3.751% due 04/01/2038 •	26	27
3.783% due 04/01/2033 •	1	1
3.985% due 08/15/2032 ~	9	9
4.000% due 08/01/2030 - 06/01/2048	1,606	1,765
4.500% due 02/01/2029 - 01/01/2036	544	597
5.000% due 10/01/2039	20	23
5.500% due 01/01/2034 - 01/01/2039	411	479
6.000% due 09/01/2027 - 05/01/2040	1,601	1,872
6.500% due 05/15/2032	1,727	2,006
7.000% due 02/15/2027 - 07/01/2029	177	200
7.500% due 09/01/2025	3	3

Ginnie Mae
0.457% due 10/20/2043 •	2,272	2,268
0.507% due 05/20/2047 •	838	841
0.735% due 05/20/2066 •	779	781
0.755% due 05/20/2065 •	1,023	1,028
0.875% due 02/20/2066 •	1,041	1,048
0.955% due 09/20/2066 •	4,970	5,041
1.586% due 06/20/2067 •	6,797	6,944
1.904% due 04/20/2067 •	2,054	2,099
2.675% due 11/20/2067 •	2,333	2,386
2.875% (H15T1Y + 1.500%) due 06/20/2022 ~	10	10

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	163

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% (H15T1Y + 1.500%) due 01/20/2024 - 01/20/2026 ~	$35	$37
3.000% due 02/20/2032 •	169	177
3.125% (H15T1Y + 1.500%) due 10/20/2024 - 10/20/2025 ~	37	38
3.125% due 12/20/2026 •	2	2
3.250% (H15T1Y + 1.500%) due 09/20/2023 - 08/20/2025 ~	22	23
3.250% due 07/20/2027 - 08/20/2027 •	10	10
3.500% due 08/15/2045 - 08/20/2049	31,673	34,389
4.000% due 09/20/2040 - 07/20/2048	38,928	43,154
4.000% due 05/20/2048 (i)	3,517	3,976
5.000% due 03/15/2033 - 05/15/2042	465	526
6.000% due 04/15/2037	34	38
7.000% due 08/15/2031 - 02/20/2032	5	6

Ginnie Mae, TBA
3.000% due 12/01/2050	2,800	2,930
4.000% due 11/01/2050	2,000	2,112
4.500% due 11/01/2050	57,100	61,251
5.000% due 11/01/2050	3,000	3,288

Small Business Administration
5.130% due 09/01/2023	24	25
5.520% due 06/01/2024	164	174

Uniform Mortgage-Backed Security
2.500% due 07/01/2050	15,399	16,207
3.000% due 04/01/2034 - 03/01/2050	56,472	59,369
3.500% due 10/01/2025 - 03/01/2047	1,718	1,877
4.000% due 10/01/2024 - 06/01/2049	54,259	57,896
4.000% due 12/01/2048 (i)	10,981	11,713
4.500% due 03/01/2023 - 10/01/2042	1,290	1,440
5.000% due 02/01/2038 - 02/01/2041	233	268
5.500% due 04/01/2021 - 02/01/2049	12,037	13,945
6.000% due 09/01/2028 - 09/01/2039	1,446	1,672
6.500% due 01/01/2026 - 01/01/2029	3	4

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	113,000	116,333
2.500% due 11/01/2050 - 12/01/2050	146,300	152,955
3.000% due 11/01/2050	56,000	58,680
5.500% due 11/01/2050	2,000	2,222
6.000% due 10/01/2050	3,000	3,351

Total U.S. Government Agencies (Cost $855,752)		875,986

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Bonds (i)
1.375% due 08/15/2050	47,400	46,385
2.000% due 02/15/2050	9,200	10,408
2.500% due 02/15/2045	1,900	2,339
2.750% due 11/15/2042	1,600	2,049
2.875% due 05/15/2043	3,900	5,094
2.875% due 08/15/2045 (k)	1,500	1,971
3.000% due 05/15/2042	700	931
3.000% due 11/15/2044	2,100	2,807
3.000% due 05/15/2045 (k)	34,700	46,468
3.125% due 02/15/2043	12,100	16,399
3.125% due 08/15/2044	3,200	4,355
3.375% due 05/15/2044	1,500	2,117
3.625% due 02/15/2044	2,200	3,216
3.750% due 11/15/2043	7,600	11,292

U.S. Treasury Notes
1.875% due 07/31/2022 (k)	2,631	2,715
2.000% due 10/31/2021 (k)	864	881

Total U.S. Treasury Obligations (Cost $150,565)		159,427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ		$1,334	$1,236

Banc of America Mortgage Trust
6.000% due 05/25/2037		1,881	1,753

BCAP LLC Trust
4.858% due 03/26/2037 þ		192	193

Bear Stearns Structured Products, Inc. Trust
6.765% due 12/26/2046 ^~		469	417

Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.748% due 04/25/2037 •		3,079	949

DC Office Trust
2.965% due 09/15/2045		13,400	14,840

FirstMac Mortgage Funding Trust
1.390% due 03/08/2049 •	AUD	3,300	2,348

GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		$5,300	5,217

GSMPS Mortgage Loan Trust
0.548% due 04/25/2036 •		1,581	1,378

GSR Mortgage Loan Trust
3.408% due 03/25/2047 ^~		1,494	1,221

IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~		2	2

IndyMac Mortgage Loan Trust
3.466% due 01/25/2036 ^~		690	632

JPMorgan Mortgage Trust
6.500% due 07/25/2036 ^		2,327	1,490

Lehman Mortgage Trust
6.000% due 09/25/2037 ^		1,010	1,032

MASTR Alternative Loan Trust
5.000% due 11/25/2033		2	2

Morgan Stanley Bank of America Merrill Lynch Trust
3.150% due 03/15/2048		4,452	4,661

MortgageIT Mortgage Loan Trust
0.378% due 04/25/2036 •		1,090	1,032

Residential Accredit Loans, Inc. Trust
0.338% due 07/25/2036 •		1,453	1,421

Structured Asset Mortgage Investments Trust
0.408% due 03/25/2037 •		820	404

Thornburg Mortgage Securities Trust
2.846% due 10/25/2046 •		901	884

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	10,745	13,821

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		5,337	6,905

WaMu Mortgage Pass-Through Certificates Trust
3.468% due 03/25/2037 ~		$924	914
3.545% due 12/25/2036 ^~		800	749

Total Non-Agency Mortgage-Backed Securities (Cost $64,038)			63,501

ASSET-BACKED SECURITIES 2.0%

Ares CLO Ltd.
1.463% due 04/17/2026 •		137	137

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •		425	528
1.123% due 05/25/2035 •		3,166	3,144

Chesapeake Funding LLC
0.522% due 08/15/2030 •		1,631	1,616

Countrywide Asset-Backed Certificates
0.378% due 05/25/2037 •		2,300	2,126

GSAMP Trust
0.218% due 12/25/2036 •		305	183

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •		239	90

JPMorgan Mortgage Acquisition Corp.
0.558% due 10/25/2035 ^•		3,300	3,217

LCM LP
1.312% due 10/20/2027 •		3,400	3,373

Lehman XS Trust
5.174% due 01/25/2036 ^þ		3,923	3,949

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 01/25/2037 •		$3,242	$1,980
0.298% due 06/25/2036 •		762	667
1.398% due 07/25/2037 •		400	368

Morgan Stanley IXIS Real Estate Capital Trust
0.298% due 11/25/2036 •		9,289	4,535

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •		335	162

New Century Home Equity Loan Trust
3.148% (US0001M + 3.000%) due 01/25/2033 ^~		988	914

Option One Mortgage Loan Trust
0.368% due 02/25/2037 •		4,344	2,851

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •		1,111	1,107

Renaissance Home Equity Loan Trust
5.285% due 01/25/2037 þ		3,386	1,703

SLM Student Loan Trust
0.365% due 01/25/2027 •		1,059	1,050

Structured Asset Securities Corp. Mortgage Loan Trust
1.498% due 12/25/2034 •		312	313

Utah State Board of Regents
0.925% due 01/25/2057 •		1,461	1,457

Venture CLO Ltd.
1.056% due 02/28/2026 •		1,714	1,706

Total Asset-Backed Securities (Cost $35,051)			37,176

SOVEREIGN ISSUES 6.9%

Export Development Canada
1.800% due 09/01/2022	CAD	10,600	8,186

Guatemala Government International Bond
5.375% due 04/24/2032		$5,400	6,221

Hong Kong Government International Bond
2.500% due 05/28/2024		9,300	9,823

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,200	1,301

Japan International Cooperation Agency
2.750% due 04/27/2027		4,500	5,044

Korea International Bond
2.000% due 06/19/2024		9,400	9,857

Mexico Government International Bond
1.350% due 09/18/2027	EUR	7,800	8,982

Paraguay Government International Bond
4.950% due 04/28/2031		$1,500	1,735

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		6,200	6,450

Province of Ontario
2.650% due 02/05/2025	CAD	24,325	19,825

Province of Quebec
1.850% due 02/13/2027		8,000	6,386
2.450% due 03/01/2023		5,000	3,942
2.600% due 07/06/2025		19,600	16,056

Queensland Treasury Corp.
3.000% due 03/22/2024	AUD	5,200	4,069

Sweden Government International Bond
0.125% due 09/09/2030	SEK	155,000	17,658

Total Sovereign Issues (Cost $121,210)			125,535

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(c)		260,000	0

Total Convertible Preferred Securities (Cost $0)			0

PREFERRED SECURITIES 0.3%

BANKING & FINANCE 0.3%

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(f)		4,900,000	5,157

Total Preferred Securities (Cost $4,900)			5,157

164	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (h) 0.1%
		$2,331

U.S. TREASURY BILLS 0.0%
0.092% due 10/22/2020 (d)(e)	$1	1

Total Short-Term Instruments (Cost $2,332)		2,332

Total Investments in Securities (Cost $2,345,215)		2,435,678

Total Investments 133.6% (Cost $2,345,215)		$2,435,678

Financial Derivative Instruments (j)(l) 0.1% (Cost or Premiums, net $(4,184))		2,632

Other Assets and Liabilities, net (33.7)%		(615,726)

Net Assets 100.0%		$1,822,584

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Security did not produce income within the last twelve months.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$2,331	U.S. Treasury Notes 2.125% due 08/15/2021	$(2,378)	$2,331	$2,331

Total Repurchase Agreements						$(2,378)	$2,331	$2,331

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.140%	09/29/2020	10/01/2020	$(46,985)	$(46,986)
BSN	0.170	08/13/2020	10/13/2020	(10,618)	(10,620)
DEU	0.190	07/14/2020	10/14/2020	(74,738)	(74,769)
GRE	0.170	09/24/2020	10/01/2020	(9,364)	(9,364)
JPS	0.130	08/27/2020	10/15/2020	(2,290)	(2,290)
	0.200	09/16/2020	10/14/2020	(8,048)	(8,049)
	0.200	09/18/2020	10/21/2020	(29,023)	(29,025)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	165

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
	0.200%	09/24/2020	10/21/2020	$(3,957)	$(3,957)
	0.200	09/29/2020	10/29/2020	(11,398)	(11,399)
	0.210	09/30/2020	10/14/2020	(3,873)	(3,873)
SGY	0.150	09/29/2020	10/29/2020	(5,038)	(5,038)
	0.150	10/01/2020	11/02/2020	(4,725)	(4,725)

Total Reverse Repurchase Agreements					$(210,095)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.180%	09/29/2020	10/01/2020	$(3,209)	$(3,209)
BPG	0.200	09/24/2020	10/22/2020	(1,359)	(1,359)
UBS	0.170	09/24/2020	10/19/2020	(1,359)	(1,359)
	0.180	09/24/2020	10/08/2020	(598)	(598)

Total Sale-Buyback Transactions					$(6,525)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (3.4)%
Uniform Mortgage-Backed Security, TBA	4.000%	11/01/2050	$58,100	$(62,055)	$(62,026)

Total Short Sales (3.4)%				$(62,055)	$(62,026)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BOS	$0	$(46,986)	$0	$(46,986)	$46,385	$(601)
BSN	0	(10,620)	0	(10,620)	10,445	(175)
DEU	0	(74,769)	0	(74,769)	73,627	(1,142)
FICC	2,331	0	0	2,331	(2,378)	(47)
GRE	0	(9,364)	0	(9,364)	9,196	(168)
JPS	0	(58,593)	0	(58,593)	61,155	2,562
SGY	0	(9,763)	0	(9,763)	9,665	(98)

Master Securities Forward Transaction Agreement
BOS	0	0	(3,209)	(3,209)	3,168	(41)
BPG	0	0	(1,359)	(1,359)	1,339	(20)
UBS	0	0	(1,957)	(1,957)	1,928	(29)

Total Borrowings and Other Financing Transactions	$2,331	$(210,095)	$(6,525)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$0	$(56,303)	$0	$0	$(56,303)
U.S. Treasury Obligations	(56,350)	(92,717)	0	0	(149,067)

Total	$(56,350)	$(149,020)	$0	$0	$(205,370)

Sale-Buyback Transactions
U.S. Treasury Obligations	(3,209)	(3,316)	0	0	(6,525)

Total	$(3,209)	$(3,316)	$0	$0	$(6,525)

Total Borrowings	$(59,559)	$(152,336)	$0	$0	$(211,895)

Payable for reverse repurchase agreements and sale-buyback financing transactions(3)					$(211,895)

166	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(i)	Securities with an aggregate market value of $216,905 and cash of $4 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(201,854) at a weighted average interest rate of 0.438%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(3)	Unsettled reverse repurchase agreements liability of $(4,725) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	32	$	7,098	$(110)	$0	$(64)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	60	$	(6,420)	$(58)	$8	$0
Euro-Bund 10-Year Bond December Futures	12/2020	12		(2,455)	(12)	5	(4)
U.S. Treasury 5-Year Note December Futures	12/2020	688		(86,710)	(128)	70	0
U.S. Treasury 10-Year Note December Futures	12/2020	1,250		(174,414)	(476)	312	0
U.S. Treasury 30-Year Bond December Futures	12/2020	94		(16,570)	55	88	0
United Kingdom Long Gilt December Futures	12/2020	69		(12,118)	12	40	(20)

					$(607)	$523	$(24)

Total Futures Contracts					$(717)	$523	$(88)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Goldman Sachs Group, Inc.	1.000%	Quarterly	12/20/2020	0.293%	$	1,600	$16	$(13)	$3	$0	$0
Goldman Sachs Group, Inc.	1.000	Quarterly	06/20/2021	0.300		3,500	38	(19)	19	0	0
Morgan Stanley	1.000	Quarterly	12/20/2020	0.264		100	1	(1)	0	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.221	EUR	2,000	16	16	32	0	0

							$71	$(17)	$54	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	7,600	$(209)	$ (46)	$(255)	$10	$0
Receive(5)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		19,200	(1,754)	299	(1,455)	157	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	2,300,000	(379)	(47)	(426)	0	(10)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026		4,540,000	(754)	(88)	(842)	0	(16)
Pay	6-Month JPY-LIBOR	0.095	Semi-Annual	09/13/2026		770,000	0	(19)	(19)	3	0
Pay	6-Month JPY-LIBOR	0.092	Semi-Annual	09/13/2026		380,000	0	(9)	(9)	2	0
Pay	6-Month JPY-LIBOR	0.068	Semi-Annual	09/18/2026		640,000	0	(7)	(7)	3	0
Pay	6-Month JPY-LIBOR	0.062	Semi-Annual	09/18/2026		1,030,000	(1)	(6)	(7)	4	0
Pay	6-Month JPY-LIBOR	0.064	Semi-Annual	09/19/2026		385,000	0	(3)	(3)	2	0
Pay	6-Month JPY-LIBOR	0.063	Semi-Annual	09/19/2026		385,000	0	(3)	(3)	2	0
Pay	6-Month JPY-LIBOR	0.087	Semi-Annual	09/20/2026		192,000	0	(4)	(4)	1	0
Pay	6-Month JPY-LIBOR	0.097	Semi-Annual	09/24/2026		468,000	1	(14)	(13)	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027		750,000	(118)	(50)	(168)	0	(3)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		770,000	(116)	(64)	(180)	0	(3)
Pay	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028		2,000,000	430	185	615	8	0
Receive	6-Month JPY-LIBOR	0.399	Semi-Annual	06/18/2028		390,000	(90)	(36)	(126)	0	(2)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		520,000	(137)	(57)	(194)	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	167

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	6-Month JPY-LIBOR	0.036%	Semi-Annual	03/10/2038	JPY	259,000	$0	$(63)	$(63)	$3	$0
Pay	6-Month JPY-LIBOR	0.040	Semi-Annual	03/10/2038		259,000	0	(61)	(61)	3	0
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	03/20/2038		1,592,000	(700)	(793)	(1,493)	0	(16)
Receive	6-Month JPY-LIBOR	0.800	Semi-Annual	10/22/2038		100,000	(51)	(56)	(107)	0	(1)
Receive	6-Month JPY-LIBOR	0.705	Semi-Annual	10/31/2038		290,000	(99)	(162)	(261)	0	(3)
Receive	6-Month JPY-LIBOR	0.785	Semi-Annual	11/12/2038		150,000	(73)	(83)	(156)	0	(2)
Receive	6-Month JPY-LIBOR	0.750	Semi-Annual	12/20/2038		497,300	(208)	(275)	(483)	0	(5)
Pay	6-Month JPY-LIBOR	0.122	Semi-Annual	08/22/2039		490,000	65	(140)	(75)	6	0
Pay	6-Month JPY-LIBOR	0.103	Semi-Annual	08/28/2039		120,000	0	(23)	(23)	1	0
Pay	6-Month JPY-LIBOR	1.000	Semi-Annual	03/21/2048		130,000	318	(90)	228	2	0

							$(3,875)	$(1,715)	$(5,590)	$209	$(64)

Total Swap Agreements							$(3,804)	$(1,732)	$(5,536)	$209	$(64)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$523	$209	$732	$ 0	$ (88)	$ (64)	$ (152)

(k)

Securities with an aggregate market value of $5,057 and cash of $9,245 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$12,102	CAD	16,196	$61	$0
	11/2020	CAD	16,196		$12,103	0	(61)
	11/2020	EUR	8,458		10,018	92	0
	11/2020	JPY	61,836		580	0	(7)

CBK	10/2020	CAD	5,041		3,834	48	0
	10/2020		$28,118	CAD	37,617	133	0
	11/2020	CAD	37,617		$28,121	0	(132)
	11/2020	EUR	11,936		14,111	104	0
	11/2020	GBP	1,351		1,758	14	0

HUS	10/2020	AUD	2,068		1,512	30	0
	10/2020	CAD	39,371		29,905	337	0
	11/2020	GBP	25,442		33,272	436	0
	11/2020	SEK	155,375		17,669	312	0

JPM	11/2020	EUR	4,804		5,687	49	0

MYI	10/2020	AUD	8,205		5,904	27	0

168	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020	CAD	21,058		$15,964	$149	$0
	10/2020		$5,173	AUD	7,321	71	0
	11/2020	AUD	7,321		$5,173	0	(71)

SCX	10/2020		$6,509	AUD	9,182	67	0
	11/2020	AUD	9,182		$6,510	0	(67)

SSB	10/2020		$23,343	CAD	31,274	144	0
	11/2020	CAD	31,274		$23,345	0	(144)

TOR	10/2020	AUD	950		688	8	0
	10/2020	CAD	19,618		14,998	265	0

UAG	10/2020	AUD	30,080		21,726	181	0
	10/2020		$17,471	AUD	24,801	293	0
	11/2020	AUD	24,801		$17,472	0	(293)
	11/2020	EUR	14,906		17,662	169	0

Total Forward Foreign Currency Contracts						$2,990	$(775)

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	6,000	$(46)	$(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	5,500	(40)	(39)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	8,500	(67)	(50)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	7,900	(33)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	15,200	(50)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	4,900	(15)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	7,900	(32)	(7)

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	4,900	(18)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	4,900	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	5,300	(20)	(22)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	5,300	(11)	(11)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	3,600	(20)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	3,600	(17)	(14)

Total Written Options					$(380)	$(163)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BOA	$153	$0	$0	$153	$(68)	$0	$0	$(68)	$85	$0	$85
CBK	299	0	0	299	(132)	0	0	(132)	167	(260)	(93)
FAR	0	0	0	0	0	(112)	0	(112)	(112)	0	(112)
HUS	1,115	0	0	1,115	0	0	0	0	1,115	(1,620)	(505)
JPM	49	0	0	49	0	(33)	0	(33)	16	0	16
MYI	247	0	0	247	(71)	0	0	(71)	176	(270)	(94)
SAL	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
SCX	67	0	0	67	(67)	0	0	(67)	0	0	0
SSB	144	0	0	144	(144)	0	0	(144)	0	0	0
TOR	273	0	0	273	0	0	0	0	273	(260)	13
UAG	643	0	0	643	(293)	0	0	(293)	350	(690)	(340)

Total Over the Counter	$2,990	$0	$0	$2,990	$(775)	$(163)	$0	$(938)

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	169

Schedule of Investments PIMCO Total Return ESG Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$523	$523
Swap Agreements	0	0	0	0	209	209

	$0	$0	$0	$0	$732	$732

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,990	$0	$2,990

	$0	$0	$0	$2,990	$732	$3,722

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$88	$88
Swap Agreements	0	0	0	0	64	64

	$0	$0	$0	$0	$152	$152

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$775	$0	$775
Written Options	0	0	0	0	163	163

	$0	$0	$0	$775	$163	$938

	$0	$0	$0	$775	$315	$1,090

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(404)	$(404)
Written Options	0	0	0	0	90	90
Futures	0	0	0	0	(5,854)	(5,854)
Swap Agreements	0	38	0	0	(2,116)	(2,078)

	$0	$38	$0	$0	$(8,284)	$(8,246)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,457)	$0	$(4,457)
Written Options	0	0	0	48	400	448
Swap Agreements	0	(888)	0	0	0	(888)

	$0	$(888)	$0	$(4,409)	$400	$(4,897)

	$0	$(850)	$0	$(4,409)	$(7,884)	$(13,143)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$352	$352
Futures	0	0	0	0	3,485	3,485
Swap Agreements	0	15	0	0	1,960	1,975

	$0	$15	$0	$0	$5,797	$5,812

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,860)	$0	$(4,860)
Written Options	0	0	0	0	2	2
Swap Agreements	0	597	0	0	0	597

	$0	$597	$0	$(4,860)	$2	$(4,261)

	$0	$612	$0	$(4,860)	$5,799	$1,551

170	PIMCO BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$631,158	$0	$631,158
Industrials	0	210,381	0	210,381
Utilities	0	298,006	0	298,006
Municipal Bonds & Notes
California	0	27,019	0	27,019
U.S. Government Agencies	0	859,013	16,973	875,986
U.S. Treasury Obligations	0	159,427	0	159,427
Non-Agency Mortgage-Backed Securities	0	63,501	0	63,501
Asset-Backed Securities	0	37,176	0	37,176
Sovereign Issues	0	125,535	0	125,535
Preferred Securities
Banking & Finance	0	5,157	0	5,157
Short-Term Instruments
Repurchase Agreements	0	2,331	0	2,331
U.S. Treasury Bills	0	1	0	1

Total Investments	$0	$2,418,705	$16,973	$2,435,678

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(62,026)	$0	$(62,026)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	523	209	0	732
Over the counter	0	2,990	0	2,990

	$523	$3,199	$0	$3,722

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(88)	(64)	0	(152)
Over the counter	0	(938)	0	(938)

	$(88)	$(1,002)	$0	$(1,090)

Total Financial Derivative Instruments	$435	$2,197	$0	$2,632

Totals	$435	$2,358,876	$16,973	$2,376,284

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	171

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Dynamic Bond Fund	Daily	Monthly

PIMCO Extended Duration Fund	Daily	Monthly

PIMCO GNMA and Government Securities Fund	Daily	Monthly

PIMCO Long Duration Total Return Fund	Daily	Monthly

PIMCO Long-Term U.S. Government Fund	Daily	Monthly

PIMCO Moderate Duration Fund	Daily	Monthly

PIMCO Mortgage-Backed Securities Fund	Daily	Monthly

PIMCO Mortgage Opportunities and Bond Fund	Daily	Monthly

PIMCO Strategic Bond Fund	Daily	Monthly

PIMCO Total Return Fund II	Daily	Monthly

PIMCO Total Return Fund IV	Daily	Monthly

PIMCO Total Return ESG Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in

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Notes to Financial Statements (Cont.)

the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a

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senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared

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swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$363,234	$2,844	$0	$0	$11,392	$377,470	$2,843	$0

PIMCO Extended Duration Fund	21,673	170	0	0	679	22,522	169	0

PIMCO Long Duration Total Return Fund	59,183	463	0	0	1,856	61,502	463	0

PIMCO Moderate Duration Fund	90,560	710	0	0	2,840	94,110	709	0

PIMCO Total Return Fund II	33,462	225	(5,000)	(119)	1,043	29,611	226	0

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Notes to Financial Statements (Cont.)

Investments in PIMCO Short-Term Floating NAV Portfolio III
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Dynamic Bond Fund	$176	$445,746	$(417,500)	$100	$1	$28,523	$48	$0

PIMCO Extended Duration Fund	923	200,905	(196,101)	8	1	5,736	5	0

PIMCO GNMA and Government Securities Fund	359,579	1,211,897	(1,533,000)	858	(133)	39,201	197	0

PIMCO Long Duration Total Return Fund	41,332	932,032	(943,800)	52	(11)	29,605	32	0

PIMCO Long-Term U.S. Government Fund	159	3,000	(3,000)	0	1	160	0	0

PIMCO Moderate Duration Fund	81,693	53,754	(62,401)	(4)	297	73,339	154	0

PIMCO Mortgage-Backed Securities Fund	6,976	106,615	(106,600)	41	(7)	7,025	15	0

PIMCO Mortgage Opportunities and Bond Fund	36,610	1,667,346	(1,553,900)	131	(57)	150,130	45	0

PIMCO Strategic Bond Fund	998	71,133	(35,700)	8	7	36,446	25	0

PIMCO Total Return Fund II	15,324	185,546	(183,600)	115	(17)	17,368	46	0

PIMCO Total Return Fund IV	1,421	75,814	(66,500)	6	2	10,743	14	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

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Notes to Financial Statements (Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

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Notes to Financial Statements (Cont.)

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the

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contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally

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Notes to Financial Statements (Cont.)

cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

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Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap

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agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Dynamic Bond Fund	PIMCO Extended Duration Fund	PIMCO GNMA and Government Securities Fund	PIMCO Long Duration Total Return Fund	PIMCO Long-Term U.S. Government Fund	PIMCO Moderate Duration Fund	PIMCO Mortgage- Backed Securities Fund	PIMCO Mortgage Opportunities and Bond Fund	PIMCO Strategic Bond Fund	PIMCO Total Return Fund II	PIMCO Total Return Fund IV	PIMCO Total Return ESG Fund

Interest Rate	X	X	X	X	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X	X	X	X	X

High Yield	X	X	—	X	—	X	—	X	X	—	—	X

Market	X	X	X	X	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	—	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X	X	X	X	X

Extension	—	—	—	—	—	—	—	X	—	—	—	—

Prepayment	—	—	—	—	—	—	—	X	—	—	—	—

Privately Issued Mortgage-Related Securities	—	—	—	—	—	—	—	X	—	—	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	—	X	X	—	X	—	X	X

Real Estate	—	—	—	—	—	—	—	X	—	—	—	—

Emerging Markets	X	X	X	X	—	X	X	—	X	—	X	X

Sovereign Debt	X	X	—	X	—	X	—	—	X	—	X	X

Currency	X	X	—	X	—	X	—	—	X	—	—	X

Leveraging	X	X	X	X	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X	X	X	X	X

Tax-Efficient Investing	—	—	—	—	—	—	—	—	X	—	—	—

Convertible Securities	—	—	—	—	—	—	—	X	—	—	X	—

Distribution Rate	—	—	—	—	—	—	—	X	—	—	—	—

Environmental, Social and Governance Investing	—	—	—	—	—	—	—	—	—	—	—	X

LIBOR Transition	X	X	X	X	X	X	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding

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securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent a Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in a Fund being forced to reinvest investment proceeds at lower interest rates.

Privately Issued Mortgage-Related Securities Risk  is the risk of nonpayment because there are no direct or indirect government or agency guarantees of payments in the pools created by non-governmental issuers.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or

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Notes to Financial Statements (Cont.)

condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax-Efficient Investing Risk  is the risk that investment strategies intended to manage capital gain distributions may not succeed, and that such strategies may reduce investment returns or result in investment losses.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics.

Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including

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PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and

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U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C	Class R
PIMCO Dynamic Bond Fund	0.55%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	0.40%
PIMCO Extended Duration Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A	N/A
PIMCO GNMA and Government Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Long Duration Total Return Fund	0.25%	0.25%	0.35%	N/A		N/A	0.40%		0.40%	N/A
PIMCO Long-Term U.S. Government Fund	0.225%	0.25%	0.35%	0.45%	(1)*	0.25%	0.35%		0.35%	N/A
PIMCO Moderate Duration Fund	0.25%	0.21%	0.31%	N/A		N/A	N/A		N/A	N/A
PIMCO Mortgage-Backed Securities Fund	0.25%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Mortgage Opportunities and Bond Fund	0.35%	0.25%	0.35%	0.45%	(1)	N/A	0.40%		0.40%	N/A
PIMCO Strategic Bond Fund(2)	0.25%	0.30%	0.40%	N/A		N/A	0.45%		0.45%	N/A
PIMCO Total Return Fund II	0.25%	0.25%	0.35%	N/A		0.25%	N/A		N/A	N/A
PIMCO Total Return Fund IV	0.25%	0.25%	N/A	N/A		N/A	0.35%		N/A	N/A
PIMCO Total Return ESG Fund	0.25%	0.25%	0.35%	0.45%	(1)*	0.25%	0.40%		0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(2)

PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for each share class of the Fund by 0.05% of the average daily net assets attributable to the applicable class of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

PIMCO Dynamic Bond Fund	0.25%	0.25%
	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	191

Notes to Financial Statements (Cont.)

governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for each share class of the PIMCO Strategic Bond Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2019, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Dynamic Bond Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. In addition, in any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the PIMCO Strategic Bond Fund of any portion of the supervisory and administrative fee waived pursuant to the Fee Waiver Agreement (the “SB Reimbursement Amount”) during the previous thirty-six months, provided that such amount paid to PIMCO will not: i) together with any recoupment of organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees or supervisory and administrative fee pursuant to the Expense Limitation Agreement, exceed the Expense Limit; ii) exceed the total SB Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Dynamic Bond Fund	$0	$194	$27	$221

PIMCO Strategic Bond Fund	0	66	76	142

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Supervisory and Administrative Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Dynamic Bond Fund, PIMCO GNMA and Government Securities Fund, PIMCO

Long-Term U.S. Government Fund, PIMCO Mortgage-Backed Securities Fund, PIMCO Mortgage Opportunities and Bond Fund and PIMCO Total Return ESG Fund. This Supervisory and Administrative Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Dynamic Bond Fund	$9

PIMCO GNMA and Government Securities Fund	2

PIMCO Mortgage-Backed Securities Fund	1

PIMCO Mortgage Opportunities and Bond Fund	9

PIMCO Strategic Bond Fund	28

†	A zero balance may reflect actual amounts rounding to less than one thousand.

192	PIMCO BOND FUNDS

September 30, 2020 (Unaudited)

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Dynamic Bond Fund	$0	$2,038

PIMCO GNMA and Government Securities Fund	75	0

PIMCO Long Duration Total Return Fund	8,908	91,533

PIMCO Moderate Duration Fund	50,583	62,608

PIMCO Mortgage-Backed Securities Fund	24	0

PIMCO Mortgage Opportunities and Bond Fund	797	0

PIMCO Strategic Bond Fund	0	499

PIMCO Total Return Fund II	26,133	36,191

PIMCO Total Return Fund IV	0	17,959

PIMCO Total Return ESG Fund	4,157	43,786

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Dynamic Bond Fund	$9,221,753	$9,670,006	$175,389	$142,009

PIMCO Extended Duration Fund	3,553,947	3,506,571	28,794	9,950

PIMCO GNMA and Government Securities Fund	18,091,449	17,000,938	17,410	6

PIMCO Long Duration Total Return Fund	6,218,118	6,807,855	474,208	349,966

PIMCO Long-Term U.S. Government Fund	2,826,218	2,501,693	3,016	10,159

PIMCO Moderate Duration Fund	1,997,731	2,326,289	226,282	226,457

PIMCO Mortgage-Backed Securities Fund	1,370,187	1,373,516	9,355	740

PIMCO Mortgage Opportunities and Bond Fund	56,495,495	53,788,811	491,676	62,899

PIMCO Strategic Bond Fund	216,549	279,070	955	9,485

PIMCO Total Return Fund II	1,647,886	1,761,615	76,524	79,949

PIMCO Total Return Fund IV	1,049,731	1,091,071	36,352	61,485

PIMCO Total Return ESG Fund	3,425,263	3,533,671	462,002	140,822

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	193

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Dynamic Bond Fund				PIMCO Extended Duration Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	24,531	$258,710	97,457	$1,043,039	113,270	$1,239,697	48,459	$418,916

I-2	5,763	60,638	29,187	313,668	3,887	42,652	7,617	71,141

I-3	576	6,118	168	1,790	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	3,548	37,415	6,445	69,209	N/A	N/A	N/A	N/A

Class C	136	1,440	437	4,675	N/A	N/A	N/A	N/A

Class R	89	934	104	1,102	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,968	31,262	14,687	156,385	1,839	20,305	3,748	33,666

I-2	273	2,883	1,524	16,239	55	605	181	1,607

I-3	6	62	17	176	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	199	2,096	951	10,125	N/A	N/A	N/A	N/A

Class C	36	382	317	3,376	N/A	N/A	N/A	N/A

Class R	4	46	26	273	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(56,972)	(591,752)	(114,652)	(1,205,426)	(124,786)	(1,391,114)	(77,742)	(749,613)

I-2	(8,549)	(89,136)	(41,101)	(435,408)	(4,038)	(44,501)	(13,017)	(119,974)

I-3	(79)	(819)	(175)	(1,864)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,568)	(26,927)	(9,560)	(101,911)	N/A	N/A	N/A	N/A

Class C	(2,898)	(30,509)	(6,803)	(72,928)	N/A	N/A	N/A	N/A

Class R	(124)	(1,310)	(253)	(2,607)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(33,061)	$(338,467)	(21,224)	$(200,087)	(9,773)	$(132,356)	(30,754)	$(344,257)

194	PIMCO BOND FUNDS

September 30, 2020 (Unaudited)

PIMCO GNMA and Government Securities Fund				PIMCO Long Duration Total Return Fund				PIMCO Long-Term U.S. Government Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

40,633	$463,560	44,722	$496,391	67,160	$805,483	48,820	$547,142	136,384	$1,078,348	89,623	$602,753

45,791	522,314	52,975	586,254	3,273	39,241	5,694	64,587	7,243	57,574	15,235	102,332

458	5,218	669	7,456	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	322	2,578	1,133	7,893

16,908	192,948	13,638	150,902	4,058	47,288	3,600	40,898	3,795	30,138	10,093	68,796

1,651	18,829	2,722	30,220	161	1,942	129	1,467	746	5,907	1,847	12,464

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

691	7,896	1,005	11,167	5,102	60,957	31,775	350,297	880	6,986	2,635	17,736

442	5,054	460	5,110	104	1,245	498	5,489	104	828	283	1,928

8	89	3	31	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12	92	43	294

213	2,431	517	5,737	93	1,113	286	3,154	115	911	358	2,423

22	248	64	710	2	23	11	121	11	90	37	254

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(27,900)	(318,435)	(15,655)	(174,110)	(77,934)	(941,477)	(135,833)	(1,535,282)	(120,065)	(952,554)	(130,552)	(928,745)

(24,463)	(279,045)	(11,466)	(127,521)	(1,161)	(13,727)	(4,458)	(49,953)	(5,111)	(40,651)	(11,699)	(81,452)

(79)	(906)	(139)	(1,541)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(428)	(3,389)	(1,547)	(11,108)

(11,357)	(129,512)	(10,060)	(111,322)	(1,960)	(23,172)	(1,566)	(17,419)	(3,237)	(25,789)	(12,185)	(83,015)

(1,966)	(22,430)	(1,726)	(19,088)	(19)	(223)	(34)	(368)	(549)	(4,354)	(1,075)	(7,481)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

41,052	$468,259	77,729	$860,396	(1,121)	$(21,307)	(51,078)	$(589,867)	20,222	$156,715	(35,771)	$(294,928)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	195

Notes to Financial Statements (Cont.)

	PIMCO Moderate Duration Fund				PIMCO Mortgage-Backed Securities Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	13,844	$150,571	21,515	$222,920	2,584	$27,566	5,397	$56,877

I-2	503	5,376	224	2,332	1,385	14,799	1,698	17,882

I-3	N/A	N/A	N/A	N/A	341	3,644	40	434

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	1,083	11,604	648	6,825

Class C	N/A	N/A	N/A	N/A	77	825	1,051	11,083

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	1,133	12,267	3,570	37,083	123	1,316	372	3,932

I-2	5	51	14	147	24	261	53	565

I-3	N/A	N/A	N/A	N/A	2	22	1	7

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	33	349	104	1,101

Class C	N/A	N/A	N/A	N/A	7	77	22	228

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(15,992)	(171,908)	(30,204)	(313,923)	(1,994)	(21,236)	(4,220)	(44,438)

I-2	(467)	(5,038)	(437)	(4,519)	(532)	(5,694)	(1,056)	(11,054)

I-3	N/A	N/A	N/A	N/A	(14)	(149)	(50)	(521)

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	(380)	(4,069)	(1,210)	(12,713)

Class C	N/A	N/A	N/A	N/A	(72)	(771)	(239)	(2,521)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(974)	$(8,681)	(5,318)	$(55,960)	2,667	$28,544	2,611	$27,687

196	PIMCO BOND FUNDS

September 30, 2020 (Unaudited)

PIMCO Mortgage Opportunities and Bond Fund				PIMCO Strategic Bond Fund				PIMCO Total Return Fund II

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

159,589	$1,714,385	189,338	$2,052,376	1,034	$11,017	2,286	$24,426	8,766	$90,086	12,863	$126,570

27,181	291,788	53,274	577,852	2,106	22,530	2,995	32,048	847	8,651	264	2,612

787	8,424	4,427	48,085	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	244	2,520	448	4,427

3,172	34,238	10,182	110,884	314	3,336	962	10,316	N/A	N/A	N/A	N/A

251	2,703	1,044	11,307	95	1,012	86	914	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

6,559	70,843	16,022	173,931	39	419	226	2,420	506	5,205	1,992	19,705

1,213	13,089	3,423	37,166	21	228	141	1,510	10	99	13	130

54	586	106	1,146	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	12	120	46	457

208	2,244	631	6,856	15	160	87	931	N/A	N/A	N/A	N/A

34	368	104	1,131	1	12	13	138	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

(144,120)	(1,550,518)	(150,819)	(1,624,909)	(1,066)	(11,307)	(6,087)	(64,630)	(8,748)	(89,605)	(10,911)	(108,050)

(22,277)	(237,503)	(47,118)	(508,240)	(1,861)	(19,642)	(5,117)	(54,722)	(61)	(626)	(104)	(1,030)

(2,120)	(22,870)	(2,333)	(25,328)	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	(161)	(1,648)	(450)	(4,462)

(3,049)	(32,537)	(18,792)	(203,826)	(401)	(4,287)	(3,331)	(35,532)	N/A	N/A	N/A	N/A

(533)	(5,734)	(932)	(10,061)	(104)	(1,117)	(398)	(4,249)	N/A	N/A	N/A	N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

26,949	$289,506	58,557	$648,370	193	$2,361	(8,137)	$(86,430)	1,415	$14,802	4,161	$40,359

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	197

Notes to Financial Statements (Cont.)

	PIMCO Total Return Fund IV				PIMCO Total Return ESG Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount
Receipts for shares sold

Institutional Class	3,835	$42,789	12,082	$129,977	36,255	$353,135	36,056		$335,553

I-2	N/A	N/A	N/A	N/A	9,511	92,160	13,744		128,354

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Administrative Class	N/A	N/A	N/A	N/A	715	6,973	1,128		10,518

Class A	249	2,752	821	8,896	254	2,484	11	(a)	105	(a)

Class C	N/A	N/A	N/A	N/A	25	242	1	(b)	13	(b)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Issued as reinvestment of distributions

Institutional Class	456	5,096	1,200	12,955	1,671	16,242	4,011		37,448

I-2	N/A	N/A	N/A	N/A	315	3,064	602		5,629

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Administrative Class	N/A	N/A	N/A	N/A	31	302	130		1,211

Class A	15	170	29	312	1	9	0	(a)	0	(a)

Class C	N/A	N/A	N/A	N/A	0	0	0	(b)	0	(b)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A
Cost of shares redeemed

Institutional Class	(3,630)	(40,518)	(28,429)	(302,883)	(11,716)	(113,030)	(22,007)		(205,928)

I-2	N/A	N/A	N/A	N/A	(6,180)	(60,426)	(5,307)		(49,454)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Administrative Class	N/A	N/A	N/A	N/A	(2,758)	(26,641)	(2,156)		(19,877)

Class A	(171)	(1,901)	(434)	(4,714)	(3)	(26)	0	(a)	0	(a)

Class C	N/A	N/A	N/A	N/A	0	0	0	(b)	0	(b)

Class R	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

Net increase (decrease) resulting from Fund share transactions	754	$8,388	(14,731)	$(155,457)	28,121	$274,488	26,213		$243,572

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class A was February 3, 2020.
(b)	Inception date of Class C was February 3, 2020.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Extended Duration Fund	0	2	0%	57%

PIMCO Long-Term U.S. Government Fund	0	1	0%	19%

PIMCO Moderate Duration Fund	1	0	11%	0%

PIMCO Mortgage-Backed Securities Fund	1	0	14%	0%

PIMCO Total Return IV Fund	0	1	0%	30%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

198	PIMCO BOND FUNDS

September 30, 2020 (Unaudited)

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Dynamic Bond Fund	$454,052	$56,522

PIMCO Extended Duration Fund	0	11,349

PIMCO GNMA and Government Securities Fund	13,395	39,716

PIMCO Long Duration Total Return Fund	0	0

PIMCO Long-Term U.S. Government Fund*	43,453	93,962

PIMCO Moderate Duration Fund	0	0

PIMCO Mortgage-Backed Securities Fund	2,471	10,559

PIMCO Mortgage Opportunities and Bond Fund	127,718	106,842

PIMCO Strategic Bond Fund	4,148	1,444

PIMCO Total Return Fund II	0	0

PIMCO Total Return Fund IV	0	11,545

PIMCO Total Return ESG Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Dynamic Bond Fund	$4,599,712	$271,798	$(221,960)	$49,838

PIMCO Extended Duration Fund	2,380,690	450,223	(33,626)	416,597

PIMCO GNMA and Government Securities Fund	3,255,688	51,503	(24,498)	27,005

PIMCO Long Duration Total Return Fund	5,805,355	479,398	(112,747)	366,651

PIMCO Long-Term U.S. Government Fund	1,647,526	59,022	(4,919)	54,103

PIMCO Moderate Duration Fund	1,665,117	59,677	(17,787)	41,890

PIMCO Mortgage-Backed Securities Fund	312,766	13,934	(7,838)	6,096

PIMCO Mortgage Opportunities and Bond Fund	14,230,690	374,463	(390,037)	(15,574)

PIMCO Strategic Bond Fund	131,519	7,023	(3,659)	3,364

PIMCO Total Return Fund II	751,990	22,622	(3,894)	18,728

PIMCO Total Return Fund IV	568,869	27,292	(12,461)	14,831

PIMCO Total Return ESG Fund	2,279,010	102,848	(12,407)	90,441

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	199

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NGF	Nomura Global Financial Products, Inc.

BCY	Barclays Capital, Inc.	FICC	Fixed Income Clearing Corporation	NOM	Nomura Securities International Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NXN	Natixis New York

BOM	Bank of Montreal	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	SAL	Citigroup Global Markets, Inc.

BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo

CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TDL	Toronto Dominion Bank London

CFR	Credit Suisse Securities (Europe) Ltd.	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank

DEU	Deutsche Bank Securities, Inc.	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FAR	Wells Fargo Bank National Association

Currency Abbreviations:

ARS	Argentine Peso	IDR	Indonesian Rupiah	PEN	Peruvian New Sol

AUD	Australian Dollar	ILS	Israeli Shekel	PLN	Polish Zloty

BRL	Brazilian Real	INR	Indian Rupee	RUB	Russian Ruble

CAD	Canadian Dollar	JPY	Japanese Yen	SEK	Swedish Krona

DKK	Danish Krone	KRW	South Korean Won	TWD	Taiwanese Dollar

EUR	Euro	MXN	Mexican Peso	USD (or $)	United States Dollar

GBP	British Pound	NOK	Norwegian Krone	ZAR	South African Rand

HKD	Hong Kong Dollar	NZD	New Zealand Dollar

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index - Home Equity	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MTGEFNCL	FNMA 30-Year Coupon Index

BADLARPP	Argentina Badlar Floating Rate Notes	EUR003M	3 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

BBSW3M	3 Month Bank Bill Swap Rate	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

BP0003M	3 Month GBP-LIBOR	IOS.FN.550.08	2008 Fannie Mae 5.5% Interest Only Synthetic Total Return Swap Index	UKRPI	United Kingdom Retail Prices Index

CDX.EM	Credit Derivatives Index - Emerging Markets	IOS.FN.600.08	2008 Fannie Mae 6.0% Interest Only Synthetic Total Return Swap Index	US0001M	1 Month USD Swap Rate

CDX.HY	Credit Derivatives Index - High Yield	IOS.FN.650.67	Fannie Mae Interest Only Synthetics Total Return Swap Index	US0003M	3 Month USD Swap Rate

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR	USSW10	10 Year USSW Rate

CMBX	Commercial Mortgage-Backed Index

Other Abbreviations:

ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap

ALT	Alternate Loan Trust	CMBS	Collateralized Mortgage-Backed Security	PIK	Payment-in-Kind

BABs	Build America Bonds	DAC	Designated Activity Company	REMIC	Real Estate Mortgage Investment Conduit

BBSW	Bank Bill Swap Reference Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CDO	Collateralized Debt Obligation

200	PIMCO BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	201

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items,

202	PIMCO BOND FUNDS

(Unaudited)

development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	203

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their

204	PIMCO BOND FUNDS

(Unaudited)

assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	205

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

206	PIMCO BOND FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4002SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Climate Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO CLIMATE BOND FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (cont)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO CLIMATE BOND FUND

Important Information About the PIMCO Climate Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Climate Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Climate Bond Fund (Cont.)

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if

6	PIMCO CLIMATE BOND FUND

applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Climate Bond Fund	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	12/10/19	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Climate Bond Fund (Cont.)

the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO CLIMATE BOND FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Climate Bond Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Cumulative Total Return for the period ended September 30, 2020

	6 Months*	Fund Inception (12/10/19)
PIMCO Climate Bond Fund Institutional Class	9.70%	4.45%
PIMCO Climate Bond Fund I-2	9.64%	4.35%
PIMCO Climate Bond Fund I-3	9.62%	4.31%
PIMCO Climate Bond Fund Class A	9.48%	4.11%
PIMCO Climate Bond Fund Class A (adjusted)	6.99%	1.77%
PIMCO Climate Bond Fund Class C	9.09%	3.50%
PIMCO Climate Bond Fund Class C (adjusted)	8.09%	2.50%
Bloomberg Barclays MSCI Green Bond Index, USD Hedged	5.81%	4.81%
Lipper General Bond Funds Average	7.96%	3.93%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/2019

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO. Performance is calculated assuming all dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan. Performance does not reflect any brokerage commissions in connection with the purchase or sale of Fund shares.

The Fund’s total annual operating expense ratio in effect as of period end were 0.50% for Institutional Class shares, 0.60% for I-2 shares, 0.70% for I-3 shares, 0.90% for Class A shares and 1.65% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO CLIMATE BOND FUND

Institutional Class - PCEIX	I-2 - PCEPX	I-3 - PCEWX	Class A - PCEBX
Class C - PCECX

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	77.7%
Short-Term Instruments	11.7%
Sovereign Issues	5.7%
Non-Agency Mortgage-Backed Securities	2.2%
Municipal Bonds & Notes	1.8%
U.S. Treasury Obligations	0.9%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Climate Bond Fund seeks optimal risk adjusted returns, consistent with prudent investment management, while giving consideration to long term climate related risks and opportunities, by investing, under normal circumstances, at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities.

The Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the fossil fuel-related sectors, including distribution/retail, equipment and services, extraction and production, petrochemicals, pipelines and transportation and refining, and the production or distribution of coal and coal fired generation. The Fund may invest in the securities of issuers determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. Moreover, the Fund will not invest in the securities of any issuer determined by PIMCO to be engaged principally in the manufacture of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, or in the production or trade of pornographic materials. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors, as defined above, may be permitted. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to the investment grade banking sector contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to investment grade real estate investment trusts contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to emerging market external debt contributed to performance, as spreads tightened in the sector.
»	Long exposure to high yield debt securities contributed to performance, as the sector posted positive absolute returns.

»	Long exposure to investment grade utilities contributed to performance, as the sector posted positive absolute returns.

»	Selection in brokerage detracted from performance, as the security posted negative absolute returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Climate Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,097.00	$2.68	$1,000.00	$1,022.51	$2.59	0.51%
I-2	1,000.00	1,096.40	3.21	1,000.00	1,022.01	3.09	0.61
I-3	1,000.00	1,096.20	3.47	1,000.00	1,021.76	3.35	0.66
Class A	1,000.00	1,094.80	4.78	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,090.90	8.70	1,000.00	1,016.75	8.39	1.66

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO CLIMATE BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays MSCI Green Bond Index, USD Hedged	The Bloomberg Barclays MSCI Green Bond Index, USD Hedged offers investors an objective and robust measure of the global market for fixed income securities issued to fund projects with direct environmental benefits. An independent research driven methodology is used to evaluate index-eligible green bonds to ensure they adhere to established Green Bond Principles and to classify bonds by their environmental use of proceeds.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Climate Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2020 - 09/30/2020+	$9.47	$0.07	$0.85	$0.92	$(0.08)	$0.00	$(0.08)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-2

04/01/2020 - 09/30/2020+	9.47	0.07	0.84	0.91	(0.07)	0.00	(0.07)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

I-3

04/01/2020 - 09/30/2020+	9.47	0.07	0.84	0.91	(0.07)	0.00	(0.07)

12/10/2019 - 03/31/2020	10.00	0.05	(0.53)	(0.48)	(0.05)	0.00	(0.05)

Class A

04/01/2020 - 09/30/2020+	9.47	0.05	0.85	0.90	(0.06)	0.00	(0.06)

12/10/2019 - 03/31/2020	10.00	0.04	(0.53)	(0.49)	(0.04)	0.00	(0.04)

Class C

04/01/2020 - 09/30/2020+	9.47	0.02	0.84	0.86	(0.02)	0.00	(0.02)

12/10/2019 - 03/31/2020	10.00	0.02	(0.53)	(0.51)	(0.02)	0.00	(0.02)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

14	PIMCO CLIMATE BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.31	9.70%	$14,079	0.51	%*	0.51	%*	0.51	%*	0.51	%*	1.35	%*	49%

9.47	(4.78)	5,131	0.50	*	1.84	*	0.50	*	1.84	*	1.79	*	21

10.31	9.64	10	0.61	*	0.61	*	0.61	*	0.61	*	1.38	*	49

9.47	(4.82)	10	0.60	*	1.94	*	0.60	*	1.94	*	1.66	*	21

10.31	9.62	21	0.66	*	0.71	*	0.66	*	0.71	*	1.34	*	49

9.47	(4.84)	20	0.65	*	2.04	*	0.65	*	2.04	*	1.61	*	21

10.31	9.48	254	0.91	*	0.91	*	0.91	*	0.91	*	0.89	*	49

9.47	(4.90)	28	0.90	*	2.24	*	0.90	*	2.24	*	1.40	*	21

10.31	9.09	58	1.66	*	1.66	*	1.66	*	1.66	*	0.34	*	49

9.47	(5.12)	50	1.65	*	2.99	*	1.65	*	2.99	*	0.66	*	21

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Statement of Assets and Liabilities PIMCO Climate Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities	$14,488

Financial Derivative Instruments
Over the counter	53
Cash	16
Deposits with counterparty	11
Foreign currency, at value	14
Interest and/or dividends receivable	97

Total Assets	14,679

Liabilities:

Payable for investments purchased	$250
Distributions payable	1
Accrued investment advisory fees	3
Accrued supervisory and administrative fees	3

Total Liabilities	257

Net Assets	$14,422

Net Assets Consist of:

Paid in capital	$14,210
Distributable earnings (accumulated loss)	212

Net Assets	$14,422

Cost of investments in securities	$14,252
Cost of foreign currency held	$13
Cost or premiums of financial derivative instruments, net	$(6)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO CLIMATE BOND FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$14,079
I-2	10
I-3	21
Class A	254
Class C	58

Shares Issued and Outstanding:

Institutional Class	1,365
I-2	1
I-3	2
Class A	25
Class C	6

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.31
I-2	10.31
I-3	10.31
Class A	10.31
Class C	10.31

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Operations PIMCO Climate Bond Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$81
Total Income	81

Expenses:

Investment advisory fees	11
Supervisory and administrative fees	11
Miscellaneous expense	1
Total Expenses	23
Waiver and/or Reimbursement by PIMCO	(0)
Net Expenses	23

Net Investment Income (Loss)	58

Net Realized Gain (Loss):

Investments in securities	19
Exchange-traded or centrally cleared financial derivative instruments	(9)
Over the counter financial derivative instruments	(144)
Foreign currency	6

Net Realized Gain (Loss)	(128)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	593
Exchange-traded or centrally cleared financial derivative instruments	13
Over the counter financial derivative instruments	40

Net Change in Unrealized Appreciation (Depreciation)	646

Net Increase (Decrease) in Net Assets Resulting from Operations	$576

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLIMATE BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Climate Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Inception date through March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$58	$29
Net realized gain (loss)	(128)	44
Net change in unrealized appreciation (depreciation)	646	(350)

Net Increase (Decrease) in Net Assets Resulting from Operations	576	(277)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(58)	(28)
I-2	(0)	(0)
I-3	(0)	(0)
Class A	(1)	(0)
Class C	(0)	(0)

Total Distributions(a)	(59)	(28)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	8,666	5,544

Total Increase (Decrease) in Net Assets	9,183	5,239

Net Assets:

Beginning of period	5,239	0
End of period	$14,422	$5,239

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Schedule of Investments PIMCO Climate Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.5%

CORPORATE BONDS & NOTES 78.0%

BANKING & FINANCE 42.4%

Assicurazioni Generali SpA
4.125% due 05/04/2026	EUR	200	$269

Banco Bilbao Vizcaya Argentaria S.A.
1.125% due 09/18/2025		$200	199
1.375% due 05/14/2025	EUR	100	122

Bank of America Corp.
0.981% due 09/25/2025 •		$200	200
2.456% due 10/22/2025 •		100	106

Barclays PLC
0.625% due 11/14/2023 •	EUR	100	118

BNP Paribas S.A.
0.500% due 06/04/2026 •		200	235

Chubb INA Holdings, Inc.
0.875% due 06/15/2027		100	120

Citigroup, Inc.
1.678% due 05/15/2024 •		$50	51

Community Preservation Corp.
2.867% due 02/01/2030		75	80

Cooperatieve Rabobank UA
1.004% due 09/24/2026 •		400	398

CPI Property Group S.A.
1.625% due 04/23/2027	EUR	100	114
2.750% due 01/22/2028	GBP	100	127

Digital Euro Finco LLC
2.500% due 01/16/2026	EUR	100	129

Equinix, Inc.
1.550% due 03/15/2028 (a)		$50	50

European Bank for Reconstruction & Development
1.500% due 02/13/2025		20	21

Farmers Exchange Capital
5.454% due 10/15/2054 •		50	61

Grainger PLC
3.375% due 04/24/2028	GBP	100	139

HAT Holdings LLC
3.750% due 09/15/2030		$300	302

Host Hotels & Resorts LP
3.500% due 09/15/2030		200	192

HSBC Holdings PLC
3.033% due 11/22/2023 •		200	209

ING Groep NV
4.625% due 01/06/2026		200	235
4.875% due 05/16/2029 •(d)(e)		200	193

Intesa Sanpaolo SpA
0.750% due 12/04/2024	EUR	100	119

JPMorgan Chase & Co.
0.653% due 09/16/2024 •		$100	100

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
2.500% due 11/15/2032		$300	$293

Kimco Realty Corp.
2.700% due 10/01/2030		100	102

Kreditanstalt fuer Wiederaufbau
0.750% due 09/30/2030		100	99

LeasePlan Corp. NV
1.375% due 03/07/2024	EUR	100	119
3.500% due 04/09/2025		250	324

Mitsubishi UFJ Financial Group, Inc.
0.848% due 07/19/2029		200	241

Prologis International Funding S.A.
0.875% due 07/09/2029		125	151
1.750% due 03/15/2028		125	162

Prudential Financial, Inc.
1.500% due 03/10/2026		$100	104

Radian Group, Inc.
6.625% due 03/15/2025		130	137

Regency Centers LP
3.600% due 02/01/2027		200	217

Stockland Trust
1.500% due 11/03/2021	EUR	100	118

Sumitomo Mitsui Financial Group, Inc.
0.934% due 10/11/2024		130	157

			6,113

INDUSTRIALS 18.3%

Celgene Corp.
3.550% due 08/15/2022		$50	53

Central Japan Railway Co.
2.200% due 10/02/2024		200	210
3.400% due 09/06/2023		200	215

Coca-Cola Femsa S.A.B. de C.V.
1.850% due 09/01/2032		150	150

Crown Cork & Seal Co., Inc.
7.375% due 12/15/2026		70	83

Danone S.A.
2.947% due 11/02/2026		200	222

Dell International LLC
4.900% due 10/01/2026		130	147

Koninklijke Philips NV
0.500% due 05/22/2026	EUR	100	120

Liberty Utilities Finance GP 1
2.050% due 09/15/2030		$200	198

Marks & Spencer PLC
4.500% due 07/10/2027	GBP	100	129

Nordstrom, Inc.
4.375% due 04/01/2030		$52	42

Pfizer, Inc.
2.625% due 04/01/2030		200	223

20	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ProGroup AG
3.000% due 03/31/2026	EUR	100	$117

Reckitt Benckiser Treasury Services PLC
1.750% due 05/19/2032	GBP	100	135

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		$200	201

Stora Enso Oyj
2.500% due 03/21/2028	EUR	100	128

Tesco PLC
5.000% due 03/24/2023	GBP	100	141

Travis Perkins PLC
4.375% due 09/15/2021		100	132

			2,646

UTILITIES 17.3%

Avangrid, Inc.
3.200% due 04/15/2025		$50	55
3.800% due 06/01/2029		360	416

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		100	115
3.950% due 04/01/2050		50	61

Eversource Energy
1.650% due 08/15/2030		100	100

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		200	208

Hanwha Energy USA Holdings Corp.
2.375% due 07/30/2022		200	206

Iberdrola Finanzas S.A.
0.875% due 06/16/2025	EUR	200	244

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	200	147
4.800% due 12/01/2077 •		$51	55

Public Service Co. of Colorado
2.700% due 01/15/2051		200	203
3.200% due 03/01/2050		100	114

Solar Star Funding LLC
5.375% due 06/30/2035		89	104

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		181	200

TerraForm Power Operating LLC
5.000% due 01/31/2028		150	164

Verizon Communications, Inc.
1.500% due 09/18/2030		100	100

			2,492

Total Corporate Bonds & Notes (Cost $11,056)			11,251

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 1.8%

CALIFORNIA 1.5%

San Francisco, California Public Utilities Commission Water Revenue Bonds, Series 2020
2.803% due 11/01/2031		$200	$218

NEW YORK 0.3%

New York City Water & Sewer System Revenue Bonds, (BABs), Series 2010
6.282% due 06/15/2042		40	40

Total Municipal Bonds & Notes (Cost $240)			258

U.S. TREASURY OBLIGATIONS 0.9%

U.S. Treasury Notes
0.625% due 05/15/2030		124	123

Total U.S. Treasury Obligations (Cost $124)			123

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Credit Suisse Mortgage Capital Trust
3.431% due 11/10/2032		100	107

Natixis Commercial Mortgage Securities Trust
3.622% due 05/15/2039		100	111

One Bryant Park Trust
2.516% due 09/15/2054		100	107

Total Non-Agency Mortgage-Backed Securities (Cost $309)			325

SOVEREIGN ISSUES 5.8%

Egypt Government International Bond
5.250% due 10/06/2025 (a)		200	200

Province of Quebec
1.850% due 02/13/2027	CAD	50	40

Republic of Germany
0.000% due 08/15/2030 (c)	EUR	280	347

Societe Du Grand Paris EPIC
1.000% due 02/18/2070		100	130

Sweden Government International Bond
0.125% due 09/09/2030	SEK	1,000	114

Total Sovereign Issues (Cost $823)			831

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 11.8%

U.S. TREASURY BILLS 11.8%
0.106% due 10/29/2020 - 01/07/2021 (b)(c)	$1,700	$1,700

Total Short-Term Instruments (Cost $1,700)		1,700

Total Investments in Securities (Cost $14,252)		14,488

Total Investments 100.5% (Cost $14,252)		$14,488

Financial Derivative Instruments (f)(g) 0.4% (Cost or Premiums, net $(6))		53

Other Assets and Liabilities, net (0.9)%		(119)

Net Assets 100.0%		$14,422

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(e)	Contingent convertible security.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	1	$(140)	$0	$0	$0

Total Futures Contracts				$0	$0	$0

22	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$0	$0	$0	$0	$0	$0

Cash of $11 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2020		EUR	406	$		483	$6	$0
	11/2020	$		55		JPY	5,825	1	0
BPS	11/2020		CAD	50	$		38	0	0
CBK	11/2020		AUD	153			113	3	0
	11/2020		EUR	76			91	2	0
HUS	11/2020		GBP	624			816	11	0
	11/2020		SEK	1,005			114	2	0
MYI	11/2020		AUD	52			37	0	0
UAG	11/2020		EUR	2,457			2,911	28	0

Total Forward Foreign Currency Contracts								$53	$0

WRITTEN OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.953	10/07/2020	1,000	$(3)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	500	(2)	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	200	0	0

Total Written Options					$(6)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Climate Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(2)
BOA	$7	$0	$0	$7	$0	$0	$0	$0	$7	$0	$7
CBK	5	0	0	5	0	0	0	0	5	0	5
HUS	13	0	0	13	0	0	0	0	13	0	13
UAG	28	0	0	28	0	0	0	0	28	0	28

Total Over the Counter	$53	$0	$0	$53	$0	$0	$0	$0

(1)	Notional Amount represents the number of contracts.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$53	$0	$53

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(9)	$(9)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(144)	$0	$(144)

	$0	$0	$0	$(144)	$(9)	$(153)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34	$0	$34
Written Options	0	0	0	0	6	6

	$0	$0	$0	$34	$6	$40

	$0	$0	$0	$34	$19	$53

24	PIMCO CLIMATE BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$6,113	$0	$6,113
Industrials	0	2,646	0	2,646
Utilities	0	2,492	0	2,492
Municipal Bonds & Notes
California	0	218	0	218
New York	0	40	0	40
U.S. Treasury Obligations	0	123	0	123
Non-Agency Mortgage-Backed Securities	0	325	0	325
Sovereign Issues	0	831	0	831
Short-Term Instruments
U.S. Treasury Bills	0	1,700	0	1,700

Total Investments	$0	$14,488	$0	$14,488

Financial Derivative Instruments - Assets
Over the counter	$0	$53	$0	$53

Total Financial Derivative Instruments	$0	$53	$0	$53

Totals	$0	$14,541	$0	$14,541

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Climate Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of

26	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2020

changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Notes to Financial Statements (Cont.)

presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information

28	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2020

that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Notes to Financial Statements (Cont.)

before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

30	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2020

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Notes to Financial Statements (Cont.)

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

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Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value   When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely

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Notes to Financial Statements (Cont.)

payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

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(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk   is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

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Notes to Financial Statements (Cont.)

Climate-Related Investing Risk  is the risk that, because the Fund’s climate-related investment strategy may select or exclude securities of certain issuers for reasons other than performance, the Fund may differ from funds that do not utilize a climate-related investment strategy. Climate-related investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management

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risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

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Notes to Financial Statements (Cont.)

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

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Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

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Notes to Financial Statements (Cont.)

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general

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(Unaudited)

September 30, 2020

obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.25%	0.25%	0.35%	0.45%(1)	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to

44	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2020

obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO at September 30, 2020, were as follows (amounts in thousands†):

Expiring Within
12 months	13-24 months	25-36 months	Total

$0	$0	$70	$70

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $17.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$3,459	$3,370	$7,577	$471

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Inception date through March 31, 2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	821	$8,431	566	$5,672

I-2	0	0	1	10

I-3	0	0	2	20

Class A	22	219	3	30

Class C	1	3	5	54

Issued as reinvestment of distributions

Institutional Class	6	57	3	28

I-2	0	0	0	0

I-3	0	0	0	0

Class A	0	1	0	0

Class C	0	0	0	0

Cost of shares redeemed

Institutional Class	(4)	(45)	(27)	(270)

I-2	(0)	(0)	(0)	(0)

I-3	(0)	(0)	(0)	(0)

Class A	(0)	(0)	(0)	(0)

Class C	(0)	(0)	(0)	(0)

Net increase (decrease) resulting from Fund share transactions	846	$8,666	553	$5,544

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 36% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

46	PIMCO CLIMATE BOND FUND

(Unaudited)

September 30, 2020

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$1	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$14,246	$346	$(51)	$295

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	HUS	HSBC Bank USA N.A.
BPS	BNP Paribas S.A.	JPM	JP Morgan Chase Bank N.A.
CBK	Citibank N.A.	MYI	Morgan Stanley & Co. International PLC
FAR	Wells Fargo Bank National Association	UAG	UBS AG Stamford

Currency Abbreviations:
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound

Exchange Abbreviations:
OTC	Over the Counter

Other Abbreviations:
BABs	Build America Bonds	TBA	To-Be-Announced

48	PIMCO CLIMATE BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

50	PIMCO CLIMATE BOND FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

52	PIMCO CLIMATE BOND FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

54	PIMCO CLIMATE BOND FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

56	PIMCO CLIMATE BOND FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Approval of Investment Advisory Contract and Other Agreements (Cont.)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

58	PIMCO CLIMATE BOND FUND

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4027SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO CommoditiesPLUS® Strategy Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO COMMODITIESPLUS® STRATEGY FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITIESPLUS® STRATEGY FUND

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, changes in interest rates, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political and regulatory developments, as well as the trading activity of speculators and arbitrageurs in the underlying commodities.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact of the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which in intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased

6	PIMCO COMMODITIESPLUS® STRATEGY FUND

without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expirations or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO CommoditiesPLUS® Strategy Fund	05/28/10	05/28/10	05/28/10	04/27/18	07/31/14	05/28/10	05/28/10	Non-diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO COMMODITIESPLUS® STRATEGY FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO CommoditiesPLUS® Strategy Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/28/10)
PIMCO CommoditiesPLUS® Strategy Fund Institutional Class	30.00%	(14.61)%	(0.97)%	(3.79)%	(2.57)%
PIMCO CommoditiesPLUS® Strategy Fund I-2	29.83%	(14.95)%	(1.11)%	(3.92)%	(2.69)%
PIMCO CommoditiesPLUS® Strategy Fund I-3	29.80%	(14.82)%	(1.12)%	(3.94)%	(2.72)%
PIMCO CommoditiesPLUS® Strategy Fund Administrative Class	29.97%	(14.86)%	(1.23)%	(4.04)%	(2.81)%
PIMCO CommoditiesPLUS® Strategy Fund Class A	29.61%	(15.01)%	(1.43)%	(4.25)%	(3.03)%
PIMCO CommoditiesPLUS® Strategy Fund Class A (adjusted)	22.48%	(19.69)%	(2.54)%	(4.79)%	(3.56)%
PIMCO CommoditiesPLUS® Strategy Fund Class C	29.29%	(15.65)%	(2.19)%	(4.98)%	(3.76)%
PIMCO CommoditiesPLUS® Strategy Fund Class C (adjusted)	28.29%	(16.49)%	(2.19)%	(4.98)%	(3.76)%
Credit Suisse Commodity Benchmark	24.80%	(13.53)%	(2.11)%	(4.94)%	(3.84)%
Lipper Commodities General Funds Average	17.62%	(8.82)%	(2.57)%	(6.45)%	(5.49)%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 05/31/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.01% for the Institutional Class shares, 1.11% for I-2 shares, 1.21% for I-3 shares, 1.26% for Administrative Class shares, 1.46% for Class A shares and 2.21% for Class C shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITIESPLUS® STRATEGY FUND

Institutional Class - PCLIX	I-2 - PCLPX	I-3 - PCLNX
Administrative Class - PCPSX	Class A - PCLAX	Class C - PCPCX

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	52.0%
U.S. Government Agencies	17.8%
Commodities	11.5%
U.S. Treasury Obligations	7.8%
Corporate Bonds & Notes	4.3%
Asset-Backed Securities	3.2%
Sovereign Issues	1.7%
Non-Agency Mortgage-Backed Securities	1.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommoditiesPLUS® Strategy Fund seeks total return which exceeds that of its benchmark consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by an actively managed, low volatility portfolio of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including swap agreements, futures, options on futures, commodity index-linked notes and commodity options that provide exposure to the investment returns of the commodities futures markets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, as measured by the Credit Suisse Commodity Benchmark Index, posted gains.

»	Overweight exposure to petroleum products, including gasoline, contributed to relative performance, as these commodities outperformed broader commodities.

»	Overweight exposure to non-agency mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. Treasury Inflation Protected Securities) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to investment grade corporate credit also contributed to relative performance, as spreads tightened.

»	There were no material detractors for this Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,300.00	$4.27	$1,000.00	$1,021.36	$3.75	0.74%
I-2	1,000.00	1,298.30	4.84	1,000.00	1,020.86	4.26	0.84
I-3	1,000.00	1,298.00	5.13	1,000.00	1,020.61	4.51	0.89
Administrative Class	1,000.00	1,299.70	5.71	1,000.00	1,020.10	5.01	0.99
Class A	1,000.00	1,296.10	6.85	1,000.00	1,019.10	6.02	1.19
Class C	1,000.00	1,292.90	11.15	1,000.00	1,015.34	9.80	1.94

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITIESPLUS® STRATEGY FUND

Benchmark Descriptions

Index*	Benchmark Description

Credit Suisse Commodity Benchmark	The Credit Suisse Commodity Benchmark is an unmanaged index composed of futures contracts on a number of physical commodities. The objective of the benchmark is to gain exposure to the broad commodity universe while maintaining sufficient liquidity. Commodities were chosen based on world production levels, sufficient open interest, and volume of trading. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Institutional Class

04/01/2020 - 09/30/2020+	$3.29	$0.00	$0.99	$0.99	$(0.02)	$0.00	$(0.02)

03/31/2020	5.43	0.08	(2.09)	(2.01)	(0.13)	0.00	(0.13)

03/31/2019	6.45	0.10	(0.22)	(0.12)	(0.90)	0.00	(0.90)

03/31/2018	6.25	0.08	0.89	0.97	(0.77)	0.00	(0.77)

03/31/2017	5.37	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.22	0.07	(1.80)	(1.73)	(0.12)	0.00	(0.12)

I-2

04/01/2020 - 09/30/2020+	3.27	0.00	0.97	0.97	(0.01)	0.00	(0.01)

03/31/2020	5.40	0.08	(2.09)	(2.01)	(0.12)	0.00	(0.12)

03/31/2019	6.42	0.09	(0.22)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.23	0.07	0.89	0.96	(0.77)	0.00	(0.77)

03/31/2017	5.35	0.07	0.84	0.91	(0.03)	0.00	(0.03)

03/31/2016	7.18	0.07	(1.80)	(1.73)	(0.10)	0.00	(0.10)

I-3

04/01/2020 - 09/30/2020+	3.27	0.00	0.97	0.97	(0.01)	0.00	(0.01)

03/31/2020	5.39	0.08	(2.08)	(2.00)	(0.12)	0.00	(0.12)

04/27/2018 - 03/31/2019	6.66	0.08	(0.45)	(0.37)	(0.90)	0.00	(0.90)

Administrative Class

04/01/2020 - 09/30/2020+	3.28	(0.00)	0.98	0.98	(0.01)	0.00	(0.01)

03/31/2020	5.42	0.07	(2.10)	(2.03)	(0.11)	0.00	(0.11)

03/31/2019	6.44	0.08	(0.21)	(0.13)	(0.89)	0.00	(0.89)

03/31/2018	6.24	0.07	0.89	0.96	(0.76)	0.00	(0.76)

03/31/2017	5.36	0.06	0.84	0.90	(0.02)	0.00	(0.02)

03/31/2016	7.21	0.05	(1.79)	(1.74)	(0.11)	0.00	(0.11)

Class A

04/01/2020 - 09/30/2020+	3.24	(0.01)	0.97	0.96	(0.01)	0.00	(0.01)

03/31/2020	5.34	0.06	(2.06)	(2.00)	(0.10)	0.00	(0.10)

03/31/2019	6.36	0.08	(0.23)	(0.15)	(0.87)	0.00	(0.87)

03/31/2018	6.17	0.05	0.88	0.93	(0.74)	0.00	(0.74)

03/31/2017	5.31	0.04	0.83	0.87	(0.01)	0.00	(0.01)

03/31/2016	7.14	0.04	(1.78)	(1.74)	(0.09)	0.00	(0.09)

14	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$4.26	30.00%	$1,710,785	0.74	%*	0.97	%*	0.74	%*	0.97	%*	0.18	%*	283%

3.29	(37.85)	1,685,272	0.78		1.01		0.74		0.97		1.65		514

5.43	(1.65)	1,894,616	0.81		1.01		0.74		0.94		1.73		322

6.45	17.51	2,899,059	0.77		0.96		0.74		0.93		1.33		105

6.25	17.05	2,072,343	0.75		0.92		0.74		0.91		1.20		211

5.37	(24.24)	2,066,517	0.77		0.95		0.74		0.92		1.03		229

4.23	29.83	787,652	0.84	*	1.07	*	0.84	*	1.07	*	0.06	*	283

3.27	(37.94)	519,367	0.88		1.11		0.84		1.07		1.55		514

5.40	(1.75)	695,533	0.91		1.11		0.84		1.04		1.60		322

6.42	17.30	423,647	0.87		1.06		0.84		1.03		1.21		105

6.23	16.99	152,612	0.85		1.02		0.84		1.01		1.12		211

5.35	(24.31)	172,294	0.87		1.05		0.84		1.02		1.04		229

4.23	29.80	15,669	0.89	*	1.17	*	0.89	*	1.17	*	0.02	*	283

3.27	(37.85)	13,977	0.93		1.21		0.89		1.17		1.51		514

5.39	(5.40)	22,023	0.96	*	1.21	*	0.89	*	1.14	*	1.56	*	322

4.25	29.97	3,218	0.99	*	1.22	*	0.99	*	1.22	*	(0.08	)*	283

3.28	(38.10)	2,853	1.03		1.26		0.99		1.22		1.44		514

5.42	(1.83)	9,473	1.06		1.26		0.99		1.19		1.44		322

6.44	17.25	4,874	1.02		1.21		0.99		1.18		1.08		105

6.24	16.79	7,293	1.00		1.17		0.99		1.16		1.01		211

5.36	(24.41)	5,778	1.02		1.20		0.99		1.17		0.78		229

4.19	29.61	69,906	1.19	*	1.42	*	1.19	*	1.42	*	(0.28	)*	283

3.24	(38.03)	54,682	1.23		1.46		1.19		1.42		1.23		514

5.34	(2.14)	103,029	1.26		1.46		1.19		1.39		1.30		322

6.36	17.07	140,771	1.22		1.41		1.19		1.38		0.89		105

6.17	16.41	46,231	1.23	(e)	1.40	(e)	1.22	(e)	1.39	(e)	0.73		211

5.31	(24.53)	36,444	1.27		1.45		1.24		1.42		0.57		229

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO CommoditiesPLUS® Strategy Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total

Class C

04/01/2020 - 09/30/2020+	$3.08	$(0.02)	$0.92	$0.90	$(0.00)	$0.00	$(0.00)

03/31/2020	5.09	0.02	(1.96)	(1.94)	(0.07)	0.00	(0.07)

03/31/2019	6.11	0.03	(0.21)	(0.18)	(0.84)	0.00	(0.84)

03/31/2018	5.98	0.01	0.84	0.85	(0.72)	0.00	(0.72)

03/31/2017	5.17	(0.00)	0.81	0.81	(0.00)	0.00	(0.00)

03/31/2016	6.97	(0.01)	(1.73)	(1.74)	(0.06)	0.00	(0.06)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.45%.

16	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)	Portfolio Turnover Rate

$3.98	29.29%	$5,258	1.94	%*	2.17	%*	1.94	%*	2.17	%*	(1.03)%*	283%

3.08	(38.61)	4,717	1.98		2.21		1.94		2.17		0.49	514

5.09	(2.88)	11,991	2.01		2.21		1.94		2.14		0.53	322

6.11	16.04	12,340	1.97		2.16		1.94		2.13		0.13	105

5.98	15.67	9,766	1.98	(e)	2.15	(e)	1.97	(e)	2.14	(e)	(0.02)	211

5.17	(25.11)	9,166	2.02		2.20		1.99		2.17		(0.21)	229

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO  CommoditiesPLUS® Strategy Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$2,312,120
Investments in Affiliates	987,694

Financial Derivative Instruments
Exchange-traded or centrally cleared	21,227
Over the counter	44,927
Deposits with counterparty	8,445
Foreign currency, at value	4,846
Receivable for investments sold	6,593
Receivable for investments sold on a delayed-delivery basis	577
Receivable for TBA investments sold	646,244
Receivable for Fund shares sold	1,699
Interest and/or dividends receivable	2,182
Dividends receivable from Affiliates	514
Reimbursement receivable from PIMCO	519

Total Assets	4,037,587

Liabilities:

Borrowings & Other Financing Transactions
Payable for short sales	$67,844

Financial Derivative Instruments
Exchange-traded or centrally cleared	17,320
Over the counter	16,669
Payable for investments purchased	162,804
Payable for investments in Affiliates purchased	514
Payable for investments purchased on a delayed-delivery basis	266
Payable for TBA investments purchased	1,166,194
Deposits from counterparty	8,654
Payable for Fund shares redeemed	2,440
Overdraft due to custodian	58
Accrued investment advisory fees	1,504
Accrued supervisory and administrative fees	809
Accrued distribution fees	4
Accrued servicing fees	16
Other liabilities	3

Total Liabilities	1,445,099

Net Assets	$2,592,488

Net Assets Consist of:

Paid in capital	$2,040,441
Distributable earnings (accumulated loss)	552,047

Net Assets	$2,592,488

Cost of investments in securities	$2,221,894
Cost of investments in Affiliates	$985,640
Cost of foreign currency held	$4,726
Proceeds received on short sales	$67,516
Cost or premiums of financial derivative instruments, net	$(27,780)

* Includes repurchase agreements of:	$516,520

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$1,710,785
I-2	787,652
I-3	15,669
Administrative Class	3,218
Class A	69,906
Class C	5,258

Shares Issued and Outstanding:

Institutional Class	401,807
I-2	186,007
I-3	3,707
Administrative Class	757
Class A	16,694
Class C	1,321

Net Asset Value Per Share Outstanding(a):

Institutional Class	$4.26
I-2	4.23
I-3	4.23
Administrative Class	4.25
Class A	4.19
Class C	3.98

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Statement of Operations PIMCO  CommoditiesPLUS® Strategy Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$8,605
Dividends from Investments in Affiliates	4,165
Total Income	12,770

Expenses:

Investment advisory fees	9,031
Supervisory and administrative fees	4,820
Distribution and/or servicing fees - Administrative Class	4
Distribution fees - Class C	20
Servicing fees - Class A	85
Servicing fees - Class C	7
Trustee fees	6
Interest expense	47
Miscellaneous expense	1
Total Expenses	14,021
Waiver and/or Reimbursement by PIMCO	(3,152)
Net Expenses	10,869

Net Investment Income (Loss)	1,901

Net Realized Gain (Loss):

Investments in securities	25,718
Investments in Affiliates	591
Exchange-traded or centrally cleared financial derivative instruments	(132,372)
Over the counter financial derivative instruments	511,957
Short sales	(918)
Foreign currency	1,930

Net Realized Gain (Loss)	406,906

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	89,500
Investments in Affiliates	13,037
Exchange-traded or centrally cleared financial derivative instruments	90,579
Over the counter financial derivative instruments	116,618
Short sales	(420)
Foreign currency assets and liabilities	32

Net Change in Unrealized Appreciation (Depreciation)	309,346

Net Increase (Decrease) in Net Assets Resulting from Operations	$718,153

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO  CommoditiesPLUS® Strategy Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$1,901	$43,306
Net realized gain (loss)	406,906	(1,036,959)
Net change in unrealized appreciation (depreciation)	309,346	(148,763)

Net Increase (Decrease) in Net Assets Resulting from Operations	718,153	(1,142,416)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(8,107)	(45,463)
I-2	(2,681)	(17,042)
I-3	(56)	(477)
Administrative Class	(10)	(134)
Class A	(154)	(1,772)
Class C	(3)	(127)

Total Distributions(a)	(11,011)	(65,015)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(395,522)	751,634

Total Increase (Decrease) in Net Assets	311,620	(455,797)

Net Assets:

Beginning of period	2,280,868	2,736,665
End of period	$2,592,488	$2,280,868

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 89.2%

CORPORATE BONDS & NOTES 5.5%

BANKING & FINANCE 2.0%

Ally Financial, Inc.
4.250% due 04/15/2021		$2,047	$2,082
8.000% due 11/01/2031		1,424	1,954

Aviation Capital Group LLC
7.125% due 10/15/2020		534	535

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		89	90

Barclays Bank PLC
7.625% due 11/21/2022 (f)		400	440

British Transco International Finance BV
0.000% due 11/04/2021 (c)		530	527

CNH Industrial Capital LLC
4.375% due 11/06/2020		712	714

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)	EUR	200	242

Deutsche Bank AG
4.250% due 10/14/2021		$4,805	4,942

Equinix, Inc.
2.875% due 02/01/2026	EUR	300	359

Ford Motor Credit Co. LLC
1.146% (US0003M + 0.880%) due 10/12/2021 ~		$4,894	4,703
2.343% due 11/02/2020		2,847	2,851

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		5,695	5,693

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		4,538	4,556

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		3,203	3,219
4.519% due 06/25/2024 •		2,047	2,208
8.625% due 08/15/2021 •(e)(f)		730	750

Navient Corp.
5.000% due 10/26/2020		267	267
5.875% due 03/25/2021		178	180

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		178	179

UBS Group AG
2.048% due 04/14/2021 •		16,284	16,427

			52,918

INDUSTRIALS 2.8%

AbbVie, Inc.
5.000% due 12/15/2021		3,203	3,339

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Anthem, Inc.
2.500% due 11/21/2020	$445	$446

AutoNation, Inc.
3.350% due 01/15/2021	712	715

Bayer U.S. Finance LLC
3.000% due 10/08/2021	1,300	1,334

Bristol-Myers Squibb Co.
3.250% due 08/15/2022	178	188

Charter Communications Operating LLC
4.464% due 07/23/2022	2,661	2,818

CVS Health Corp.
0.962% (US0003M + 0.720%) due 03/09/2021 ~	2,670	2,677

Danone S.A.
2.077% due 11/02/2021	4,449	4,519

Dell International LLC
4.420% due 06/15/2021	3,246	3,323

Delta Air Lines, Inc.
2.600% due 12/04/2020	1,958	1,961
3.625% due 03/15/2022	4,894	4,815

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	1,513	1,515

ERAC USA Finance LLC
2.600% due 12/01/2021	712	725
5.250% due 10/01/2020	356	356

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	6,407	6,400

Heathrow Funding Ltd.
4.875% due 07/15/2023	150	154

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~	10,945	10,946

Imperial Brands Finance PLC
3.750% due 07/21/2022	200	209

JT International Financial Services BV
3.500% due 09/28/2023	200	216

Komatsu Finance America, Inc.
2.437% due 09/11/2022	1,780	1,832

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~	8,098	8,122

Microchip Technology, Inc.
3.922% due 06/01/2021	89	91

Mylan NV
3.150% due 06/15/2021	5,962	6,059
3.750% due 12/15/2020	151	152

Sabine Pass Liquefaction LLC
5.750% due 05/15/2024	100	113

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	1,001	1,014

22	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
3.933% due 04/23/2021	$300	$304

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~	4,814	4,814

Time Warner Cable LLC
4.000% due 09/01/2021	1,513	1,546
4.125% due 02/15/2021	445	447

Toyota Industries Corp.
3.110% due 03/12/2022	200	207

TransCanada PipeLines Ltd.
3.750% due 10/16/2023	89	96

		71,453

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (g)	1,726	1,758

UTILITIES 0.6%

AT&T, Inc.
4.100% due 02/15/2028	322	373

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~	7,386	7,404

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	979	980

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~	3,292	3,292

Sprint Corp.
7.250% due 09/15/2021	801	839

Verizon Communications, Inc.
3.376% due 02/15/2025	349	389
4.016% due 12/03/2029	2,302	2,765

		16,042

Total Corporate Bonds & Notes (Cost $140,378)		142,171

U.S. GOVERNMENT AGENCIES 22.6%

Fannie Mae
0.548% due 03/25/2049 •	10,566	10,623
0.578% due 10/25/2036 •	20	20
0.598% due 08/25/2037 •	701	706
2.125% due 04/24/2026 (j)	5,695	6,220
3.176% due 05/01/2038 •	3,756	3,967

Freddie Mac
0.532% due 07/15/2036 •	286	287
0.602% due 05/15/2032 - 09/15/2042 •	1,927	1,942

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.752% due 12/15/2037 •	$222	$225
0.772% due 10/15/2037 •	472	478

Ginnie Mae
0.430% due 10/16/2053 ~(a)	1,987	29
0.457% due 10/20/2043 •	4,368	4,361
0.599% due 08/20/2068 •	4,503	4,462

NCUA Guaranteed Notes
0.715% due 12/08/2020 •	567	568

Small Business Administration
4.840% due 05/01/2025	52	55
4.990% due 09/01/2024	50	53
5.160% due 02/01/2028	37	40
5.310% due 05/01/2027	78	85
5.510% due 11/01/2027	31	34
5.820% due 06/01/2026	51	55
5.870% due 07/01/2028	26	29
6.020% due 08/01/2028	16	17
6.770% due 11/01/2028	67	75

Uniform Mortgage-Backed Security
3.500% due 02/01/2045 - 03/01/2048	10,901	11,529

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	22,900	23,576
2.500% due 11/01/2050 - 12/01/2050	96,700	101,127
3.500% due 11/01/2050	78,300	82,658
4.000% due 11/01/2050	311,700	332,764

Total U.S. Government Agencies (Cost $584,675)		585,985

U.S. TREASURY OBLIGATIONS 10.0%

U.S. Treasury Bonds
3.000% due 05/15/2045	2,010	2,691

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2022	95	97
0.125% due 07/15/2026	11,156	12,100
0.250% due 07/15/2029 (j)(l)	1,012	1,132
0.375% due 07/15/2023 (l)	301	315
0.375% due 07/15/2025 (j)	22,722	24,673
0.375% due 01/15/2027 (l)	161	177
0.375% due 07/15/2027	10,423	11,590
0.500% due 01/15/2028	6,401	7,186
0.625% due 07/15/2021 (l)	1,379	1,400
0.625% due 01/15/2026	6,112	6,739
0.750% due 02/15/2042	6,213	7,813
0.875% due 02/15/2047	1,786	2,374
1.000% due 02/15/2049	3,847	5,364
1.375% due 02/15/2044 (j)	3,401	4,835
1.375% due 02/15/2044	8,378	11,908
1.750% due 01/15/2028	100	122
2.125% due 02/15/2040	1,248	1,911
2.125% due 02/15/2041	111	173
2.500% due 01/15/2029 (j)	31,794	41,543
3.375% due 04/15/2032	1,061	1,610

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 04/15/2029		$2,220	$3,193

U.S. Treasury Notes
1.625% due 05/15/2026		25,577	27,404
2.000% due 02/15/2025		33,704	36,287
2.750% due 02/15/2024		42,010	45,658

Total U.S. Treasury Obligations (Cost $229,475)			258,295

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.2%

Adjustable Rate Mortgage Trust
3.718% due 07/25/2035 ~		142	142

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •		1	1

Banc of America Funding Trust
3.878% due 05/20/2036 ^~		383	379

Bear Stearns Adjustable Rate Mortgage Trust
3.976% due 01/25/2035 ~		210	214

Bear Stearns ALT-A Trust
4.442% due 07/25/2035 ^~		712	591

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~		78	65

Chase Mortgage Finance Trust
3.503% due 02/25/2037 ~		153	152
3.758% due 02/25/2037 ~		104	105
5.500% due 12/25/2022 ^		392	248

ChaseFlex Trust
6.300% due 06/25/2036 ^~		67	60

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.428% due 01/25/2035 •		4	4

Citigroup Mortgage Loan Trust
4.190% due 11/25/2035 •		87	84

Countrywide Alternative Loan Trust
6.000% due 03/25/2037 ^		6,997	4,510
6.500% due 09/25/2037 ^		1,574	940

Countrywide Home Loan Mortgage Pass-Through Trust
3.166% due 08/20/2035 ^~		1,719	1,642
3.213% due 11/20/2034 ~		395	392

Eurosail PLC
1.010% due 06/13/2045 •	GBP	1,691	2,168

First Horizon Alternative Mortgage Securities Trust
2.653% due 04/25/2035 ~		$274	282

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		9	10
3.835% due 11/25/2035 ~		135	135

HarborView Mortgage Loan Trust
0.286% due 03/19/2037 •		819	767
0.361% due 12/19/2036 •		8,677	7,641
0.466% due 11/19/2035 •		697	637
0.496% due 06/20/2035 •		445	437

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
0.478% due 10/25/2035 •		$131	$131

IndyMac Mortgage Loan Trust
0.358% due 07/25/2036 •		1,085	993
3.530% due 11/25/2035 ^~		208	191

JPMorgan Alternative Loan Trust
6.310% due 08/25/2036 ^þ		2,619	2,527

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~		72	73
3.631% due 04/25/2035 ~		31	33

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		149	150

Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.892% due 09/15/2030 •		102	101

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.632% due 06/15/2030 •		8	8

Merrill Lynch Mortgage Investors Trust
2.577% due 05/25/2036 ~		3	3
2.892% due 12/25/2034 ~		72	72
3.506% due 06/25/2035 ~		200	200

Natixis Commercial Mortgage Securities Trust
0.902% due 02/15/2033 •		4,227	4,001

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.528% due 12/25/2035 •		6,078	5,832

Residential Accredit Loans, Inc. Trust
0.328% due 06/25/2046 •		112	39
6.000% due 09/25/2036		235	219
6.000% due 09/25/2036 ^		614	572

Residential Asset Securitization Trust
6.500% due 09/25/2036 ^		8,266	5,135

Structured Adjustable Rate Mortgage Loan Trust
1.105% due 11/25/2034 •		640	604

Structured Asset Mortgage Investments Trust
0.358% due 05/25/2036 •		93	86
0.836% due 05/19/2035 •		51	50

Thornburg Mortgage Securities Trust
1.672% due 03/25/2037 ^•		2,761	2,513

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	7,531	9,743

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 01/25/2045 •		$455	438
0.888% due 11/25/2034 •		230	226
0.948% due 01/25/2045 •		296	291
2.807% due 10/25/2034 ~		43	43
3.666% due 06/25/2034 ~		43	43
3.824% due 01/25/2035 ~		46	46

Wells Fargo Mortgage-Backed Securities Trust
4.019% due 04/25/2036 ~		283	273

Total Non-Agency Mortgage-Backed Securities (Cost $58,192)			56,242

24	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 4.0%

ACE Securities Corp. Home Equity Loan Trust
0.823% due 05/25/2035 •		$5	$5
1.018% due 05/25/2035 •		745	738
1.048% due 12/25/2034 •		499	481

Asset-Backed Securities Corp. Home Equity Loan Trust
0.378% due 11/25/2036 •		5,873	5,480

Atrium Corp.
1.088% due 04/22/2027 •		2,815	2,803

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	697	811

Bear Stearns Asset-Backed Securities Trust
0.648% due 09/25/2046 •		$399	344
0.808% due 02/25/2036 •		7,641	6,726

Benefit Street Partners CLO Ltd.
1.052% due 07/18/2027 •		878	875

California Street CLO Ltd.
1.305% due 10/15/2025 •		4,786	4,778

Carlyle Global Market Strategies Euro CLO DAC
1.200% due 09/21/2029	EUR	346	406

Catamaran CLO Ltd.
1.095% due 01/27/2028 •		$3,262	3,230

CoreVest American Finance Trust
2.968% due 10/15/2049		617	629

Countrywide Asset-Backed Certificates
1.183% due 12/25/2035 •		2,314	2,207

Countrywide Asset-Backed Certificates Trust
1.873% due 11/25/2034 •		2,519	2,511

Countrywide Asset-Backed Certificates Trust, Inc.
0.928% due 11/25/2034 •		278	266
1.003% due 08/25/2034 •		70	69

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		4,157	4,126

Fremont Home Loan Trust
0.288% due 01/25/2037 •		1,929	1,255
0.388% due 10/25/2036 •		6,399	3,572

GSAMP Trust
0.348% due 11/25/2036 •		897	573

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		1,035	1,032

IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.198% due 11/25/2034 •		175	172

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		641	641

Jubilee CLO BV
0.316% due 12/15/2029 •	EUR	1,940	2,253

KVK CLO Ltd.
1.168% due 01/14/2028 •		$411	408

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •	$631	$630

Morgan Stanley ABS Capital, Inc. Trust
1.078% due 03/25/2035 •	96	99
1.183% due 07/25/2035 •	6,616	6,545

North Carolina State Education Assistance Authority
0.948% due 07/25/2039 •	3,718	3,664

OCP CLO Ltd.
1.065% due 10/26/2027 •	3,154	3,139
1.075% due 07/15/2027 •	1,324	1,320
1.123% due 04/17/2027 •	521	521

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	2,220	1,664
0.288% due 03/25/2037 •	1,836	1,435

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •	6,405	6,383

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.123% due 10/25/2034 •	31	32

Residential Asset Mortgage Products Trust
0.943% due 06/25/2035 •	48	48

Residential Asset Securities Corp. Trust
0.528% due 02/25/2036 •	59	59

Saxon Asset Securities Trust
0.458% due 09/25/2037 •	973	944

SLM Private Education Loan Trust
2.402% due 06/16/2042 •	223	223

SLM Student Loan Trust
1.745% due 04/25/2023 •	1,968	1,933

Sound Point CLO Ltd.
1.162% due 01/20/2028 •	3,383	3,363

Soundview Home Loan Trust
1.098% due 10/25/2037 •	1,103	947

Structured Asset Securities Corp. Mortgage Loan Trust
1.657% due 04/25/2035 •	91	89

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •	3,082	3,076

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •	174	173
1.155% due 01/15/2026 •	432	430

TICP CLO Ltd.
1.112% due 04/20/2028 •	17,698	17,426

Tralee CLO Ltd.
1.302% due 10/20/2027 •	2,043	2,038

Venture CLO Ltd.
1.155% due 07/15/2027 •	2,049	2,038

Total Asset-Backed Securities (Cost $104,321)		104,610

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.2%

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	3,056	$2,288

United Kingdom Gilt
1.250% due 11/22/2027 (d)	GBP	31,831	55,129

Total Sovereign Issues (Cost $55,432)			57,417

		OUNCES
COMMODITIES 14.6%
Gold Warehouse Receipts		130,541	246,128
Platinum Warehouse Receipts		10,247	9,102
Silver Warehouse Receipts		5,284,008	122,641

Total Commodities (Cost $319,908)			377,871

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 28.1%

REPURCHASE AGREEMENTS (h) 19.9%
			516,520

U.S. TREASURY BILLS 8.2%
0.120% due 10/29/2020 - 03/11/2021 (b)(c)(j)(l)		$213,070	213,009

Total Short-Term Instruments (Cost $729,513)			729,529

Total Investments in Securities (Cost $2,221,894)			2,312,120

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 38.1%

SHORT-TERM INSTRUMENTS 38.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 38.1%

PIMCO Short Asset Portfolio	38,029,822	$380,793

PIMCO Short-Term Floating NAV Portfolio III	61,545,594	606,901

Total Short-Term Instruments (Cost $985,640)		987,694

Total Investments in Affiliates (Cost $985,640)		987,694

Total Investments 127.3% (Cost $3,207,534)		$3,299,814

Financial Derivative Instruments (i)(k) 1.2% (Cost or Premiums, net $(27,780))		32,165

Other Assets and Liabilities, net (28.5)%		(739,491)

Net Assets 100.0%		$2,592,488

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Coupon represents a weighted average yield to maturity.

26	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(c)	Zero coupon security.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$1,726	$1,758	0.07%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.100%	10/01/2020	10/08/2020	$100,000	U.S. Treasury Bonds 1.125% due 05/15/2040	$(102,003)	$100,000	$100,000
	0.110	09/30/2020	10/01/2020	100,000	U.S. Treasury Notes 1.750% due 06/15/2022	(102,010)	100,000	100,000
DEU	0.100	10/01/2020	10/07/2020	10,636	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(10,599)	10,635	10,635
	0.110	10/01/2020	10/02/2020	50,000	U.S. Treasury Bonds 3.000% due 11/15/2045	(51,011)	50,000	50,000
FICC	0.000	09/30/2020	10/01/2020	24,737	U.S. Treasury Notes 1.750% - 2.250% due 07/31/2021	(25,232)	24,737	24,737
JPS	0.040	09/30/2020	10/01/2020	34,125	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(34,056)	34,125	34,126
	0.090	09/25/2020	10/01/2020	10,569	U.S. Treasury Inflation Protected Securities 0.750% due 07/15/2028	(10,600)	10,569	10,569
	0.090	09/30/2020	10/01/2020	3,154	U.S. Treasury Inflation Protected Securities 0.125% due 07/15/2030	(3,147)	3,154	3,154
NOM	0.100	09/30/2020	10/01/2020	99,700	U.S. Treasury Bonds 3.375% due 11/15/2048	(100,911)	99,700	99,700
	0.100	09/30/2020	10/01/2020	83,600	U.S. Treasury Bonds 3.375% due 11/15/2048	(84,616)	83,600	83,600

Total Repurchase Agreements						$(524,185)	$516,520	$516,521

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.8)%
Uniform Mortgage-Backed Security, TBA	3.500%	10/01/2050	$14,000	$(14,744)	$(14,761)
Uniform Mortgage-Backed Security, TBA	3.500	11/01/2050	5,000	(5,275)	(5,278)

Total U.S. Government Agencies				(20,019)	(20,039)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Treasury Obligations (1.8)%
U.S. Treasury Inflation Protected Securities	0.125%	07/15/2030	$33,444	$(37,162)	$(37,203)
U.S. Treasury Inflation Protected Securities	0.750	07/15/2028	9,185	(10,335)	(10,602)

Total U.S. Treasury Obligations				(47,497)	(47,805)

U.S. Government Agencies 0.2%
Total Short Sales (2.4)%				$(67,516)	$(67,844)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$200,000	$0	$0	$0	$200,000	$(204,014)	$(4,014)
DEU	60,635	0	0	0	60,635	(61,610)	(975)
FICC	24,737	0	0	0	24,737	(25,232)	(495)
JPS	47,849	0	0	0	47,849	(47,802)	47
NOM	183,300	0	0	0	183,300	(185,527)	(2,227)

Master Securities Forward Transaction Agreement
BPG	0	0	0	(10,602)	(10,602)	0	(10,602)
UBS	0	0	0	(37,203)	(37,203)	0	(37,203)

Total Borrowings and Other Financing Transactions	$516,521	$0	$0	$(47,805)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $26 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(9,739) at a weighted average interest rate of 0.159%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread April Futures	$0.300	03/19/2021	9	$9	$1	$1
Put - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	9	9	1	1
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	9	9	1	1
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	1	1

28	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread March Futures	$0.300	02/19/2021	9	$9	$1	$2
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	9	9	1	1
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	1	2
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	1	2
Put - NYMEX Natural Gas November 2020 Futures	2.000	10/27/2020	54	540	38	26
Put - NYMEX Natural Gas November 2020 Futures	2.200	10/27/2020	23	230	15	21

Total Purchased Options					$65	$66

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CMX Gold December 2020 Futures	$1,900.000	11/24/2020	62	$6	$(273)	$(386)
Call - CMX Gold December 2020 Futures	2,200.000	11/24/2020	62	6	(270)	(40)
Call - CMX Gold December 2021 Futures	2,500.000	11/23/2021	196	20	(1,104)	(1,070)
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	96	10	(93)	(127)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	84	8	(79)	(49)
Call - NYMEX Crude Calendar Spread April Futures	0.300	03/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	9	9	(1)	0
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	9	9	(1)	0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	9	9	(1)	(1)
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	9	9	(1)	(1)
Call - NYMEX Crude December 2020 Futures	43.000	11/17/2020	336	336	(339)	(376)
Call - NYMEX Crude December 2020 Futures	43.500	11/17/2020	216	216	(232)	(205)
Call - NYMEX Crude December 2020 Futures	44.000	11/17/2020	216	216	(212)	(173)
Call - NYMEX Crude December 2020 Futures	45.000	11/17/2020	60	60	(73)	(34)
Call - NYMEX Crude December 2020 Futures	46.000	11/17/2020	156	156	(159)	(59)
Call - NYMEX Crude December 2020 Futures	47.000	11/17/2020	84	84	(79)	(22)
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	99	99	(596)	(812)
Call - NYMEX Crude November 2020 Futures	45.000	10/15/2020	96	96	(79)	(8)
Call - NYMEX Crude November 2020 Futures	46.000	10/15/2020	228	228	(174)	(14)
Call - NYMEX Crude November 2020 Futures	46.500	10/15/2020	84	84	(57)	(4)
Call - NYMEX Crude November 2020 Futures	47.000	10/15/2020	516	516	(398)	(21)
Call - NYMEX Natural Gas November 2020 Futures	2.750	10/27/2020	27	270	(39)	(37)
Call - NYMEX Natural Gas November 2020 Futures	3.000	10/27/2020	186	1,860	(187)	(136)
Call - NYMEX WTI-Brent Crude Spread December 2020 Futures	3.000	10/29/2020	24	24	(14)	(30)

Total Written Options					$(4,469)	$(3,609)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum November Futures	11/2020	37	$1,621	$(28)	$0	$(28)
Arabica Coffee December Futures	12/2020	43	1,789	(148)	23	0
Brent (ICE) Dubai December Futures	12/2020	6	6	(9)	1	0
Brent (ICE) Dubai November Futures	11/2020	6	5	(9)	1	0
Brent (ICE) Dubai October Futures	10/2020	6	4	(11)	1	0
Brent 1st Line December Futures	12/2020	22	(24)	(11)	0	0
Brent 1st Line November Futures	11/2020	22	(24)	(12)	0	0
Brent 1st Line October Futures	10/2020	42	(45)	11	0	(2)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	9	9	(21)	1	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	9	8	(21)	1	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	9	6	(24)	1	0
Brent Crude December Futures	10/2020	296	12,521	76	200	(1)
Brent Crude December Futures	10/2021	3,445	156,920	1,848	2,785	0
Brent Crude December Futures	10/2022	343	16,234	(584)	261	0
Brent Crude January Futures	11/2020	241	10,303	(59)	195	0
Brent Crude March Futures	01/2021	49	2,130	3	54	0
Brent Crude March Futures	01/2022	762	35,090	2,932	610	0
California Carbon Allowance Future Vintage December Futures	12/2020	781	13,535	117	8	0
California Carbon Allowance Future Vintage December Futures	12/2021	1,007	18,086	221	0	0
Chicago Ethanol (Platts) December Futures	12/2020	309	17,326	2,089	487	0
Chicago Ethanol (Platts) February Futures	02/2021	23	1,290	(7)	34	0
Chicago Ethanol (Platts) January Futures	01/2021	339	18,723	1,546	534	0
Chicago Ethanol (Platts) March Futures	03/2021	30	1,698	16	44	0
Chicago Ethanol (Platts) November Futures	11/2020	36	2,075	432	64	0
Chicago Ethanol (Platts) October Futures	10/2020	2	118	27	4	0
Cocoa March Futures	03/2021	89	2,249	22	0	(31)
Copper March Futures	03/2021	38	2,887	98	41	0
Corn July Futures	07/2021	148	2,940	246	98	0
Cotton No. 2 December Futures	12/2020	11	362	4	3	0
Cotton No. 2 March Futures	03/2021	21	699	15	5	0
Euro-BTP Italy Government Bond December Futures	12/2020	33	5,710	91	21	(20)
Gas Oil December Futures	12/2021	1,518	57,115	(1,076)	607	0
Gas Oil June Futures	06/2021	381	13,726	(1,131)	143	0
Gas Oil March Futures	03/2021	132	4,630	(655)	49	0
Gas Oil November Futures	11/2020	145	4,839	42	82	0
Gold 100 oz. December Futures	12/2021	43	8,255	946	0	(32)
Gold 100 oz. June Futures	06/2021	3	574	115	0	(2)
Gold 100 oz. October Futures	10/2020	29	5,474	(181)	0	(20)
Hard Red Winter Wheat March Futures	03/2021	671	17,387	1,650	1,082	0
Hard Red Winter Wheat May Futures	05/2021	135	3,542	235	209	0
Henry Hub Natural Gas April Futures	03/2021	109	761	15	0	(1)
Henry Hub Natural Gas April Futures	03/2022	83	511	(6)	0	(2)
Henry Hub Natural Gas August Futures	07/2021	66	465	17	0	(1)
Henry Hub Natural Gas August Futures	07/2022	84	516	(7)	0	(2)
Henry Hub Natural Gas December Futures	11/2021	43	325	38	0	0
Henry Hub Natural Gas December Futures	11/2022	84	573	50	0	(2)
Henry Hub Natural Gas February Futures	01/2022	83	639	122	0	(1)
Henry Hub Natural Gas January Futures	12/2021	84	657	134	0	(1)
Henry Hub Natural Gas July Futures	06/2021	66	463	16	0	0
Henry Hub Natural Gas July Futures	06/2022	84	515	(9)	0	(2)
Henry Hub Natural Gas June Futures	05/2021	109	756	10	0	(1)
Henry Hub Natural Gas June Futures	05/2022	83	502	(15)	0	(2)
Henry Hub Natural Gas March Futures	02/2022	84	609	86	0	(1)

30	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Henry Hub Natural Gas May Futures	04/2021	109	$749	$2	$0	$0
Henry Hub Natural Gas May Futures	04/2022	84	503	(20)	0	(2)
Henry Hub Natural Gas November Futures	10/2021	43	311	23	0	0
Henry Hub Natural Gas November Futures	10/2022	83	528	11	0	(3)
Henry Hub Natural Gas October Futures	09/2021	66	467	20	0	0
Henry Hub Natural Gas October Futures	09/2022	84	518	(5)	0	(3)
Henry Hub Natural Gas September Futures	08/2021	66	462	15	0	(1)
Henry Hub Natural Gas September Futures	08/2022	83	507	(9)	0	(3)
Live Cattle December Futures	12/2020	113	5,078	179	0	(35)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	3	3	(9)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	3	3	(8)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	3	4	(8)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	7	160	52	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	7	157	50	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	7	161	53	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures	02/2021	7	176	68	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures	01/2021	7	177	69	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	7	157	49	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	7	156	48	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures	03/2021	7	167	59	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	7	157	49	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	7	160	52	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	7	159	51	1	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	7	158	50	1	0
Natural Gas December Futures	11/2020	827	25,778	(408)	8	(12)
Natural Gas December Futures	11/2020	400	4,784	107	0	(215)
Natural Gas February Futures	01/2021	1,462	47,091	1,545	101	(3)
Natural Gas May Futures	04/2021	411	11,294	(23)	2	(4)
Natural Gas November Futures	10/2020	392	9,906	(722)	0	(156)
Natural Gas October Futures	09/2021	56	1,586	(15)	0	(3)
New York Harbor ULSD December Futures	11/2020	10	490	(38)	37	0
New York Harbor ULSD June Futures	05/2021	179	9,258	142	228	0
New York Harbor ULSD March Futures	02/2021	61	3,090	41	61	0
Nickel March Futures	03/2021	26	2,271	(153)	0	(153)
RBOB Gasoline June Futures	05/2021	129	7,274	674	72	0
Soybean January Futures	01/2021	49	2,517	155	74	0
Soybean November Futures	11/2021	22	1,063	(6)	0	(6)
Soybean Oil December Futures	12/2020	30	596	0	8	0
U.S. Treasury 5-Year Note December Futures	12/2020	34	4,285	4	0	(3)
U.S. Treasury 30-Year Bond December Futures	12/2020	126	22,211	(189)	0	(118)
Wheat December Futures	12/2020	50	1,445	103	71	0
White Sugar March Futures	02/2021	524	9,833	36	94	0
WTI Brent Financial December Futures	12/2020	3	(7)	14	0	0
WTI Brent Financial November Futures	11/2020	3	(7)	14	0	0
WTI Brent Financial October Futures	10/2020	3	(6)	15	1	0
WTI Crude April Futures	03/2021	354	14,790	196	319	0
WTI Crude December Futures	11/2022	749	32,956	(961)	577	0
WTI Crude July Futures	06/2021	87	3,695	(69)	77	0
WTI Crude June Futures	05/2022	1,707	74,306	(822)	1,417	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude March Futures	02/2021	1,024	$42,465	$909	$922	$0
WTI Crude March Futures	02/2022	21	909	(58)	18	0
WTI Crude May Futures	04/2021	439	18,456	(3,005)	391	0
WTI Crude September Futures	08/2021	1,020	43,646	5,604	928	0
WTI Crude September Futures	08/2022	158	6,909	(218)	126	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2021	25	19	(43)	0	(1)
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	25	22	(40)	0	(1)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	25	24	(38)	0	(1)
WTI Houston (Argus) vs. WTI Trade February Futures	01/2021	25	18	(44)	0	(1)
WTI Houston (Argus) vs. WTI Trade January Futures	12/2020	25	18	(44)	0	(1)
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	25	21	(41)	0	(2)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	25	21	(41)	0	(1)
WTI Houston (Argus) vs. WTI Trade March Futures	02/2021	25	18	(44)	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	25	20	(42)	0	(1)
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	25	24	(38)	0	(1)
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	25	24	(38)	0	(1)
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	25	23	(40)	0	(1)
WTI Midland vs WTI Trade December Futures	11/2020	17	(1)	13	0	0
WTI Midland vs WTI Trade November Futures	10/2020	17	(1)	12	0	0
Zinc March Futures	03/2021	9	544	(34)	0	(34)
Zinc November Futures	11/2020	113	6,772	(84)	27	(111)

				$12,373	$13,220	$(1,029)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2021	83	$(3,694)	$122	$122	$0
Arabica Coffee March Futures	03/2021	1	(42)	(1)	0	0
Brent Crude December Futures	10/2023	724	(35,215)	(48)	0	(463)
Brent Crude June Futures	04/2021	2,284	(101,387)	4,339	0	(1,875)
Brent Crude June Futures	04/2022	1,511	(70,352)	(3,411)	0	(1,209)
Brent Crude June Futures	04/2023	910	(43,762)	(48)	0	(637)
Brent Crude September Futures	07/2021	288	(12,977)	308	0	(233)
Call Options Strike @ USD 46.500 on Brent Crude January 2021 Futures (1)	11/2020	240	(202)	16	0	(31)
Call Options Strike @ USD 47.000 on Brent Crude January 2021 Futures (1)	11/2020	384	(273)	60	0	(46)
Call Options Strike @ USD 47.500 on Brent Crude January 2021 Futures (1)	11/2020	156	(92)	27	0	(14)
Call Options Strike @ USD 48.000 on Brent Crude January 2021 Futures (1)	11/2020	84	(41)	33	0	(7)
Call Options Strike @ USD 49.000 on Brent Crude December 2020 Futures (1)	10/2020	96	(8)	72	0	(1)
Call Options Strike @ USD 49.500 on Brent Crude December 2020 Futures (1)	10/2020	144	(10)	102	0	(1)
Call Options Strike @ USD 50.000 on Brent Crude December 2020 Futures (1)	10/2020	396	(28)	286	0	(4)
Call Options Strike @ USD 50.500 on Brent Crude December 2020 Futures (1)	10/2020	72	(4)	49	0	(1)
Call Options Strike @ USD 51.000 on Brent Crude December 2020 Futures (1)	10/2020	264	(13)	175	0	0
Cocoa December Futures	12/2020	42	(1,069)	(11)	18	0
Copper December Futures	12/2020	33	(2,502)	(2)	0	(35)
Corn December Futures	12/2020	410	(7,770)	(837)	0	(292)
Corn March Futures	03/2021	870	(16,889)	(1,524)	0	(620)
Euro-Bund 10-Year Bond December Futures	12/2020	62	(12,686)	(63)	25	(18)

32	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Gas Oil December Futures	12/2020	69	$(2,332)	$(11)	$0	$(48)
Gas Oil June Futures	06/2022	195	(7,634)	248	0	(78)
Gas Oil March Futures	03/2022	484	(18,646)	189	0	(194)
Gas Oil September Futures	09/2021	484	(17,956)	110	0	(194)
Gold 100 oz. December Futures	12/2020	1,227	(232,578)	(1,065)	945	0
Hard Red Winter Wheat December Futures	12/2020	5	(127)	(8)	0	(8)
Hard Red Winter Wheat July Futures	07/2021	19	(504)	(25)	0	(28)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	7	(144)	(39)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	7	(142)	(37)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	7	(146)	(41)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures	02/2021	7	(155)	(50)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures	01/2021	7	(154)	(49)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	7	(141)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	7	(140)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures	03/2021	7	(149)	(45)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	7	(141)	(36)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	7	(145)	(41)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	7	(144)	(39)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	7	(143)	(38)	0	0
Natural Gas April Futures	03/2021	467	(13,048)	110	9	0
Natural Gas April Futures	03/2021	114	(1,275)	(37)	28	0
Natural Gas April Futures	03/2022	88	(1,057)	16	22	0
Natural Gas August Futures	07/2021	69	(773)	1	12	0
Natural Gas August Futures	07/2022	88	(1,051)	58	19	0
Natural Gas December Futures	11/2021	45	(619)	(115)	7	0
Natural Gas December Futures	11/2022	88	(1,213)	(104)	25	0
Natural Gas February Futures	01/2022	88	(1,090)	(88)	15	0
Natural Gas January Futures	12/2020	2,619	(85,563)	(2,012)	5	(208)
Natural Gas January Futures	12/2021	88	(1,221)	(111)	14	0
Natural Gas July Futures	06/2021	69	(776)	(2)	12	0
Natural Gas July Futures	06/2022	88	(1,051)	58	19	0
Natural Gas June Futures	05/2021	114	(1,229)	9	18	0
Natural Gas June Futures	05/2022	88	(1,010)	64	18	0
Natural Gas March Futures	02/2021	20	(620)	23	0	(1)
Natural Gas March Futures	02/2022	88	(1,166)	(57)	20	0
Natural Gas May Futures	04/2021	114	(1,288)	(8)	29	0
Natural Gas May Futures	04/2022	88	(1,055)	55	19	0
Natural Gas November Futures	10/2020	496	(5,563)	(285)	260	0
Natural Gas November Futures	10/2021	45	(573)	(85)	7	0
Natural Gas November Futures	10/2022	88	(1,126)	(52)	23	0
Natural Gas October Futures	09/2021	45	(536)	(33)	9	0
Natural Gas October Futures	09/2022	88	(1,135)	(26)	23	0
Natural Gas September Futures	08/2021	69	(766)	(17)	13	0
Natural Gas September Futures	08/2022	88	(1,006)	67	20	0
Nickel November Futures	11/2020	51	(4,437)	56	62	(6)
Platinum January Futures	01/2021	370	(16,820)	491	0	(213)
RBOB Gasoline December Futures	11/2020	395	(19,331)	(770)	0	(196)
RBOB Gasoline March Futures	02/2021	136	(6,821)	(12)	0	(77)
RBOB Gasoline November Futures	10/2020	81	(4,020)	121	0	(36)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Silver December Futures	12/2020	670	$(78,705)	$8,373	$3,186	$0
Silver January Futures	01/2021	8	(941)	203	38	0
Silver March Futures	03/2021	210	(24,808)	5,999	980	0
Silver May Futures	05/2021	130	(15,421)	3,245	605	0
Soybean Meal December Futures	12/2020	51	(1,748)	(246)	0	(56)
Soybean November Futures	11/2020	208	(10,644)	(1,229)	0	(317)
Sugar No. 11 March Futures	02/2021	303	(4,585)	(101)	0	(31)
U.S. Treasury 2-Year Note December Futures	12/2020	4	(884)	0	0	0
U.S. Treasury 10-Year Note December Futures	12/2020	650	(90,695)	(172)	163	0
United Kingdom Long Gilt December Futures	12/2020	345	(60,592)	60	200	(102)
Wheat July Futures	07/2021	19	(553)	6	28	0
Wheat March Futures	03/2021	351	(10,245)	(1,205)	0	(478)
Wheat May Futures	05/2021	181	(5,306)	(284)	0	(224)
WTI Crude August Futures	07/2021	177	(7,547)	(187)	0	(159)
WTI Crude December Futures	11/2020	238	(9,632)	(1)	0	(217)
WTI Crude December Futures	11/2021	2,579	(111,206)	1,691	0	(2,315)
WTI Crude December Futures	11/2022	2	(88)	(2)	0	(2)
WTI Crude December Futures	11/2023	22	(984)	13	0	(14)
WTI Crude January Futures	12/2020	77	(3,141)	91	0	(70)
WTI Crude June Futures	05/2021	1,618	(68,409)	3,268	0	(1,456)
WTI Crude June Futures	05/2023	195	(8,639)	163	0	(137)
WTI Crude November Futures	10/2020	154	(6,194)	(296)	0	(143)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	6	(4)	20	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	6	(4)	20	0	0
WTI Midland vs WTI Trade April Futures	03/2021	25	(4)	29	1	0
WTI Midland vs WTI Trade August Futures	07/2021	25	(6)	26	1	0
WTI Midland vs WTI Trade December Futures	11/2021	25	(9)	24	0	0
WTI Midland vs WTI Trade February Futures	01/2021	25	(2)	30	1	0
WTI Midland vs WTI Trade January Futures	12/2020	25	(1)	31	1	0
WTI Midland vs WTI Trade July Futures	06/2021	25	(6)	27	1	0
WTI Midland vs WTI Trade June Futures	05/2021	25	(5)	27	1	0
WTI Midland vs WTI Trade March Futures	02/2021	25	(3)	30	1	0
WTI Midland vs WTI Trade May Futures	04/2021	25	(5)	28	1	0
WTI Midland vs WTI Trade November Futures	10/2021	25	(9)	24	0	0
WTI Midland vs WTI Trade October Futures	09/2021	25	(9)	24	0	0
WTI Midland vs WTI Trade September Futures	08/2021	25	(7)	25	1	0

				$15,664	$7,027	$(12,495)

Total Futures Contracts				$28,037	$20,247	$(13,524)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR 1,530	$3	$1	$4	$0	$0

34	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.655%	Semi-Annual	10/19/2023	$	7,700	$567	$87	$654	$0	$(1)
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		19,280	(939)	(86)	(1,025)	5	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/15/2026		3,400	(360)	(19)	(379)	5	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		94,710	(5,667)	(2,463)	(8,130)	167	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		34,400	(4,524)	(151)	(4,675)	82	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		32,240	(9,025)	224	(8,801)	380	0
Receive	3-Month USD-LIBOR	2.150	Semi-Annual	06/19/2048		11,000	(2,939)	91	(2,848)	141	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	03/20/2050		5,600	(1,350)	85	(1,265)	78	0
Receive	6-Month JPY-LIBOR	1.500	Semi-Annual	12/21/2045	JPY	990	(3)	0	(3)	0	0
Receive	CPTFEMU	1.165	Maturity	12/15/2021	EUR	2,290	(27)	(6)	(33)	0	(6)
Receive	CPURNSA	2.069	Maturity	07/15/2022	$	3,500	(67)	2	(65)	0	(3)
Pay	CPURNSA	2.243	Maturity	11/21/2026		39,000	2,165	(218)	1,947	18	0
Pay	UKRPI	3.850	Maturity	09/15/2024	GBP	38,100	2,329	117	2,446	36	0
Pay	UKRPI	3.350	Maturity	05/15/2030		13,500	760	(2)	758	0	(46)
Pay	UKRPI	3.300	Maturity	12/15/2030		600	11	0	11	0	(2)
Pay	UKRPI	3.140	Maturity	04/15/2031		22,600	(984)	(49)	(1,033)	0	(98)
Pay	UKRPI	3.470	Maturity	09/15/2032		5,450	311	(15)	296	0	(31)

							$(19,742)	$(2,403)	$(22,145)	$912	$(187)

Total Swap Agreements							$(19,739)	$(2,402)	$(22,141)	$912	$(187)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(6)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$66	$20,249	$912	$21,227	$(3,609)	$(13,524)	$(187)	$(17,320)

(j)

Securities with an aggregate market value of $70,888 and cash of $8,445 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	Unsettled variation margin asset of $2 for closed futures is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(k) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	11/2020		EUR	1,135	$		1,336	$6	$(2)
	07/2021			266			301	0	(12)
	07/2021	$		2,027		EUR	1,850	155	0
	07/2022		EUR	2,110	$		2,350	0	(160)
BPS	10/2020			4,868			5,799	93	(1)
	10/2020	$		3,618		CLP	2,782,013	0	(74)
	11/2020		EUR	1,241	$		1,469	13	0
	11/2020		NZD	4,743			3,119	0	(19)
	07/2022		EUR	2,040			2,333	0	(94)
CBK	10/2020		GBP	59,482			78,616	1,864	0
	11/2020		EUR	1,050			1,242	10	0
	11/2020		MXN	80,353			3,511	0	(108)
	11/2020	$		1,166		CAD	1,543	0	(7)
	11/2020			1,451		EUR	1,226	0	(12)
GLM	10/2020			3,607		MXN	79,850	0	(4)
	01/2021			444		EUR	408	35	0
	07/2021		EUR	2,396	$		2,862	35	0
	07/2021	$		1,589		EUR	1,333	0	(17)
	10/2022		EUR	166	$		189	0	(9)
HUS	10/2020		GBP	1,159			1,499	3	0
	10/2020	$		68,473		GBP	53,225	206	0
	11/2020		GBP	53,225	$		68,484	0	(206)
	02/2021	$		370		EUR	340	30	0
	04/2021			381			350	30	0
	05/2021			407			373	32	0
	06/2021			361			331	29	0
	08/2021			400			366	32	0
	09/2021			386			353	31	0
	11/2021			434			397	35	0
	12/2021			471			430	38	0
IND	03/2021			414			380	33	0
JPM	11/2020			922			781	0	(6)
	03/2021		EUR	380	$		426	0	(21)
	04/2021			350			393	0	(19)
	05/2021			373			419	0	(20)
	06/2021			331			373	0	(17)
	07/2021			4,661			5,293	0	(205)
	08/2021			366			413	0	(18)
	09/2021			353			399	0	(17)
	10/2021			385			437	0	(19)
	11/2021			397			450	0	(19)
	12/2021			430			489	0	(20)
	01/2022			170			191	0	(10)
	02/2022			154			174	0	(9)
	03/2022			164			185	0	(9)
	04/2022			156			176	0	(9)
	05/2022			154			174	0	(9)
	06/2022			146			166	0	(8)
	07/2022			5,051			5,855	13	(168)
	08/2022			153			174	0	(8)
	09/2022			150			171	0	(8)
	11/2022			166			189	0	(9)
	12/2022			176			201	0	(9)

36	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
MYI	10/2020		NZD	4,743	$		3,188	$50	$0
	11/2020		CAD	1,982			1,488	0	0
	01/2021		EUR	319			358	0	(17)
	02/2021			260			293	0	(14)
	07/2021			1,101			1,315	16	0
RBC	01/2021			88			98	0	(6)
	02/2021			79			88	0	(5)
SCX	10/2020		CLP	2,782,513			3,598	53	0
	10/2020	$		9,441		GBP	7,416	128	0
TOR	07/2021		EUR	1,503	$		1,642	0	(131)
	10/2021		$	422		EUR	385	33	0

Total Forward Foreign Currency Contracts								$3,003	$(1,535)

PURCHASED OPTIONS:

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	867	$106	$101
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	1,300	160	151

Total Purchased Options					$266	$252

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	22	$(36)	$(145)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	9	(12)	0
GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	36	(61)	(245)
	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2020	9	(21)	(74)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	9	(22)	0
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	9	(13)	0
JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	19	(50)	0
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	21	(35)	0

					$(250)	$(464)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	10,000	$(98)	$0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	10,900	(496)	(5)
JPM	Cap - OTC CPURNSA	233.916	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	04/22/2024	18,600	(135)	0
	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	12,800	(89)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	14,400	(266)	0

						$(1,084)	$(5)

Total Written Options						$(1,334)	$(469)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat March Futures	$5.605	Maturity	02/19/2021	1,135,000	$0	$(264)	$0	$(264)
	Pay	EURMARGIN 4Q20	3.230	Maturity	12/31/2020	63,990	(4)	1	0	(3)
	Receive	EURMARGIN 1Q21	6.000	Maturity	03/31/2021	198,090	(624)	47	0	(577)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	42,600	(56)	(34)	0	(90)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	15,000	(7)	(45)	0	(52)
	Receive	EUROBOBCO CAL21	4.140	Maturity	12/31/2021	24,000	18	(19)	0	(1)
	Receive	EUROBOBCO CAL21	5.900	Maturity	12/31/2021	58,800	(240)	134	0	(106)
	Receive	HOBR CAL21	14.100	Maturity	12/31/2021	25,200	0	(157)	0	(157)
	Pay	NAPHTHACO 2H20	3.300	Maturity	12/31/2020	24,000	0	(102)	0	(102)
	Receive	ULSDCO CAL21	9.170	Maturity	12/31/2021	93,600	(74)	(226)	0	(300)
CBK	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	156,480	(63)	(1,155)	0	(1,218)
	Receive	KCBT Wheat December Futures	4.555	Maturity	11/20/2020	745,000	0	404	404	0
	Receive	MEHCO 4Q20	2.100	Maturity	12/31/2020	29,400	0	17	17	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	36,000	6	52	58	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	12,000	0	0	0	0
	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	233,800	(5)	(278)	0	(283)
GST	Pay	CBOT Wheat March Futures	5.578	Maturity	02/19/2021	905,000	0	(235)	0	(235)
	Pay	CBOT Wheat March Futures	5.630	Maturity	02/19/2021	1,560,000	0	(323)	0	(323)
	Pay	CBOT Wheat March Futures	5.660	Maturity	02/19/2021	600,000	0	(106)	0	(106)
	Receive	EURMARGIN 2H20	5.683	Maturity	12/31/2020	73,200	0	(173)	0	(173)
	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	8,700	0	(23)	0	(23)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	24,000	0	12	12	0
	Receive	EURMARGIN G0-Z0	6.750	Maturity	12/31/2020	63,750	0	(218)	0	(218)
	Receive	EURMARGIN V0-H1	5.030	Maturity	03/31/2021	96,300	0	(178)	0	(178)
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	9,000	0	(25)	0	(25)
	Receive	EUROBOBCO CAL21	5.050	Maturity	12/31/2021	24,000	0	(23)	0	(23)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	25,200	0	(156)	0	(156)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	165,600	0	1,562	1,562	0
	Pay	HOBR CAL21	17.470	Maturity	12/31/2021	108,000	0	1,035	1,035	0
	Receive	KCBT Wheat March Futures	0.763	Maturity	02/19/2021	1,140,000	0	122	122	0
	Receive	KCBT Wheat March Futures	4.820	Maturity	02/19/2021	560,000	0	203	203	0
	Receive	KCBT Wheat March Futures	4.900	Maturity	02/19/2021	722,500	0	204	204	0
	Receive	KCBT Wheat March Futures	4.940	Maturity	02/19/2021	722,500	0	175	175	0
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	10,200	0	4	4	0
JPM	Pay	CBOT Wheat December Futures	5.373	Maturity	11/20/2020	810,000	0	(330)	0	(330)
	Pay	CBOT Wheat March Futures	5.539	Maturity	02/19/2021	880,000	0	(263)	0	(263)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	9,300	0	(115)	0	(115)
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	69,360	(136)	(27)	0	(163)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	47,400	0	(169)	0	(169)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	12,000	(11)	(30)	0	(41)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	174,300	(721)	94	0	(627)
	Pay	GCZ0 Index	1,880.000	Maturity	11/25/2020	20,400	0	(316)	0	(316)
	Pay	GCZ0 Index	1,882.000	Maturity	11/25/2020	20,600	0	(278)	0	(278)

38	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	GCZ0 Index	$1,900.000	Maturity	11/25/2020	4,700	$0	$21	$21	$0
	Receive	GOLDLNPM Index	1,821.840	Maturity	11/27/2020	45,700	0	3,206	3,206	0
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	34,320	(2)	(259)	0	(261)
	Receive	LLSCO CAL21	1.700	Maturity	12/31/2021	126,000	0	65	65	0
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	17,700	1	4	5	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	84,000	4	53	57	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	18,000	0	29	29	0
	Receive	MEHCO CAL22	2.820	Maturity	12/31/2022	151,200	(1)	103	102	0
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	9,000	0	(113)	0	(113)
	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	40,800	0	36	36	0
	Receive	EURMARGIN G0-Z0	7.230	Maturity	12/31/2020	53,400	0	(209)	0	(209)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	158,400	(531)	396	0	(135)
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	55,200	0	(462)	0	(462)
	Receive	KCBT Wheat March Futures	4.843	Maturity	02/19/2021	855,000	0	290	290	0
	Receive	LLSCO CAL22	2.800	Maturity	12/31/2022	55,200	16	32	48	0
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	10,200	0	4	4	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	54,600	0	37	37	0
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	88,800	0	151	151	0
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	15,000	6	(1)	5	0
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	70,800	0	(34)	0	(34)
	Receive	ULSDCO CAL21	6.775	Maturity	12/31/2021	48,000	0	(39)	0	(39)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	7,320	0	(87)	0	(87)
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	12,000	0	(31)	0	(31)
	Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	28,800	0	29	29	0
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	19,800	0	11	11	0
	Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	28,800	0	15	15	0
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	81,000	0	(342)	0	(342)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	27,000	0	(131)	0	(131)
	Receive	EUROBOBCO CAL21	1.900	Maturity	12/31/2021	24,000	0	144	144	0
	Receive	EUROBOBCO CAL21	3.550	Maturity	12/31/2021	24,000	0	13	13	0
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	22,800	0	(20)	0	(20)
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	31,200	0	(36)	0	(36)
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	24,000	0	(30)	0	(30)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	12,000	0	(18)	0	(18)
	Receive	EUROBOBCO CAL21	5.750	Maturity	12/31/2021	34,800	0	(57)	0	(57)
	Receive	EUROBOBCO CAL21	5.800	Maturity	12/31/2021	8,400	0	(14)	0	(14)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	32,400	0	(115)	0	(115)
	Receive	HOBR CAL21	15.450	Maturity	12/31/2021	27,600	0	(209)	0	(209)
	Receive	LLSCO CAL21	1.810	Maturity	12/31/2021	26,400	0	16	16	0
	Receive	LLSCO CAL22	2.500	Maturity	12/31/2022	55,200	0	31	31	0
	Receive	MEHCO 4Q20	2.130	Maturity	12/31/2020	26,700	0	16	16	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	57,900	0	39	39	0
	Pay	MEHCO 4Q20	1.600	Maturity	12/31/2020	25,500	0	(2)	0	(2)
	Pay	MEHCO 4Q20	1.620	Maturity	12/31/2020	25,200	0	(2)	0	(2)
	Pay	MEHCO 4Q20	1.670	Maturity	12/31/2020	50,700	0	(7)	0	(7)
	Pay	MEHCO 4Q20	1.700	Maturity	12/31/2020	50,700	0	(9)	0	(9)
	Pay	MEHCO 4Q20	1.720	Maturity	12/31/2020	25,200	0	(5)	0	(5)
	Receive	MEHCO CAL21	2.100	Maturity	12/31/2021	24,000	0	13	13	0
	Receive	MEHCO CAL22	2.680	Maturity	12/31/2022	26,400	0	14	14	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	3,000	0	0	0	0
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	26,100	0	(164)	0	(164)
	Receive	ULSDCO CAL21	6.450	Maturity	12/31/2021	16,800	0	(8)	0	(8)
	Receive	ULSDCO CAL21	6.630	Maturity	12/31/2021	21,600	0	(14)	0	(14)
	Receive	ULSDCO CAL21	9.030	Maturity	12/31/2021	27,600	0	(85)	0	(85)

							$(2,424)	$1,063	$8,193	$(9,554)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(4)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	Monthly	01/17/2047	$	109	$(3)	$4	$1	$0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057		3,100	(139)	165	26	0
MYC	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047		90	(3)	4	1	0

							$(145)	$173	$28	$0

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMF1TC Index	362,965	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$23,380	$0	$(153)	$0	$(153)
	Receive	BCOMTR Index	81,231	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	12,447	0	(164)	0	(164)
	Receive	CSIXTR Index	93,102	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	290,934	0	3,120	3,120	0
CBK	Receive	CSIXTR Index	11,343	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	35,446	0	380	380	0
CIB	Receive	CSIXTR Index	32,588	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	101,835	0	1,092	1,092	0
	Receive	PIMCODB Index	67,348	0.000%	Monthly	02/16/2021	5,301	0	(122)	0	(122)
FBF	Receive	CSIXTR Index	112,771	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	352,398	0	3,786	3,786	0
GST	Receive	BCOMF1TC Index	44,060	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	10,515	0	(69)	0	(69)
	Receive	BCOMTR Index	168,082	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	25,755	0	(340)	0	(340)
	Receive	CMDSKEWLS Index	128,258	0.250%	Monthly	02/16/2021	19,450	0	(114)	0	(114)
	Receive	CSIXTR Index	236,463	0.270% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	738,923	0	7,930	7,930	0
JPM	Receive	JMABFNJ2 Index	90,192	0.000%	Monthly	12/31/2020	8,095	0	0	0	0
	Pay	BCOMTR Index	3,287,762	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2021	503,780	0	6,657	6,657	0
	Receive	BCOMF1TC Index(10)	3,599,324	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	449,296	0	(2,941)	0	(2,941)

40	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive(7)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	CSIXTR Index	49,687	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$155,268	$0	$1,666	$1,666	$0
	Receive	JMABDEWE Index(11)	33,354	0.300%	Monthly	02/16/2021	42,645	0	586	586	0
	Receive	JMABNIC2 Index(12)	164,384	0.170%	Monthly	02/16/2021	66,254	0	(234)	0	(234)
MAC	Receive	PIMCODBU Index	4,500	0.210%	Monthly	12/15/2020	324	0	(8)	0	(8)
	Receive	CSIXTR Index	86,041	0.280% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	268,869	0	2,884	2,884	0
	Receive	PIMCODB Index(13)	594,248	0.000%	Monthly	02/16/2021	45,998	0	(966)	0	(966)
MEI	Receive	CSIXTR Index	12,715	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	39,732	0	426	426	0
RBC	Receive	CSIXTR Index	41,591	0.290% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	129,967	0	1,394	1,394	0
SOG	Receive	CSIXTR Index	101,655	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	317,660	0	3,411	3,411	0

								$0	$28,221	$33,332	$(5,111)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index(8)	4.973%	Maturity	05/13/2021	$6,771	$0	$57	$57	$0
JPM	Pay	GOLDLNPM Index(8)	6.970	Maturity	08/02/2024	4,105	0	62	62	0

							$0	$119	$119	$0

Total Swap Agreements							$(2,569)	$29,576	$41,672	$(14,665)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$161	$101	$0	$262	$(174)	$0	$0	$(174)	$88	$0	$88
BPS	106	0	3,177	3,283	(188)	(145)	(1,969)	(2,302)	981	3,177	4,158
CBK	1,874	0	859	2,733	(127)	0	(1,501)	(1,628)	1,105	(698)	407
CIB	0	0	1,092	1,092	0	0	(122)	(122)	970	543	1,513
DUB	0	0	27	27	0	0	0	0	27	(50)	(23)
FBF	0	0	3,786	3,786	0	0	0	0	3,786	1,311	5,097
GLM	70	0	0	70	(30)	(5)	0	(35)	35	(540)	(505)
GST	0	0	11,247	11,247	0	(319)	(1,983)	(2,302)	8,945	1,811	10,756
HUS	466	0	0	466	(206)	0	0	(206)	260	(270)	(10)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
IND	$33	$0	$0	$33	$0	$0	$0	$0	$33	$(20)	$13
JPM	13	0	12,456	12,469	(637)	0	(5,738)	(6,375)	6,094	(3,490)	2,604
MAC	0	0	3,455	3,455	0	0	(1,966)	(1,966)	1,489	3,207	4,696
MEI	0	0	426	426	0	0	0	0	426	0	426
MYC	0	151	342	493	0	0	(1,386)	(1,386)	(893)	338	(555)
MYI	66	0	0	66	(31)	0	0	(31)	35	0	35
RBC	0	0	1,394	1,394	(11)	0	0	(11)	1,383	493	1,876
SCX	181	0	0	181	0	0	0	0	181	0	181
SOG	0	0	3,411	3,411	0	0	0	0	3,411	1,191	4,602
TOR	33	0	0	33	(131)	0	0	(131)	(98)	0	(98)

Total Over the Counter	$3,003	$252	$41,672	$44,927	$(1,535)	$(469)	$(14,665)	$(16,669)

(l)

Securities with an aggregate market value of $14,867 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	YOY options may have a series of expirations.
(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(8)	Variance Swap
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

42	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(10)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	3.5%	$15,897
Arabica Coffee December 2020 Futures	1.6	7,149
Brent Crude January 2021 Futures	7.9	35,332
Copper December 2020 Futures	1.7	7,846
Corn December 2020 Futures	2.6	11,631
Cotton No. 02 December 2020 Futures	6.0	26,924
Gas Oil January 2021 Futures	3.7	16,818
Gold 100 oz. December 2020 Futures	1.5	6,758
Hard Red Winter Wheat December 2020 Futures	1.5	6,544
Lean Hogs December 2020 Futures	2.9	13,142
Live Cattle December 2020 Futures	1.4	6,505
New York Harbor ULSD November 2020 Futures	18.0	80,968
Nickel November 2020 Futures	7.8	34,375

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas January 2022 Futures	4.4%	$19,898
RBOB Gasoline November 2020 Futures	3.4	15,496
Silver December 2020 Futures	3.1	13,766
Soybean Meal December 2020 Futures	3.1	14,130
Soybean Oil December 2020 Futures	4.5	20,051
Soybeans November 2020 Futures	2.8	12,492
Sugar No. 11 March 2021 Futures	6.1	27,378
Wheat December 2020 Futures	5.8	26,135
WTI Crude November 2020 Futures	4.9	22,021
Zinc November 2020 Futures	1.8	8,040

Total Long Futures Contracts		$449,296

Total Notional Amount		$449,296

(11)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2020 Futures	31.0%	$13,219
LME - Copper November 2022 Futures	7.0	2,984
Nickel November 2020 Futures	6.9	2,955
RBOB Gasoline November 2020 Futures	13.4	5,726
Soybean Meal December 2020 Futures	17.8	7,597
Soybeans November 2020 Futures	24.5	10,441

Total Long Futures Contracts		$42,922

Cash	100.0%	$42,652

		$85,574

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	(6.8)%	$(2,911)
Arabica Coffee December 2020 Futures	(3.7)	(1,558)
Cocoa December 2020 Futures	(3.6)	(1,518)
Corn December 2020 Futures	(17.9)	(7,643)
ICE - Natural Gas November 2020 Futures	(3.1)	(1,329)
Lean Hogs December 2020 Futures	(3.7)	(1,571)
New York Harbor ULSD November 2020 Futures	(27.5)	(11,720)
NYMEX - Natural Gas November 2022 Futures	(6.3)	(2,696)
Wheat December 2020 Futures	(18.1)	(7,737)
Zinc November 2020 Futures	(6.8)	(2,916)
Natural Gas November 2020 Futures	(3.1)	(1,330)

Total Short Futures Contracts		$(42,929)

		$42,645

(12)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2021 Futures	11.3%	$7,456
Copper March 2021 Futures	10.0	6,635
Gas Oil January 2021 Futures	4.5	2,969
Gold 100 oz. February 2021 Futures	17.9	11,887
Lean Hogs February 2021 Futures	0.9	588
Live Cattle February 2021 Futures	1.9	1,251
New York Harbor ULSD January 2021 Futures	4.6	3,015
Nickel January 2021 Futures	9.7	6,441
RBOB Gasoline January 2021 Futures	6.7	4,432

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Silver March 2021 Futures	5.3%	$3,492
Soybean Meal January 2021 Futures	7.7	5,135
Soybeans January 2021 Futures	17.6	11,681
Sugar No. 11 March 2021 Futures	1.9	1,267

Total Long Futures Contracts		$66,249

Cash	0.0%	$5

Total Notional Amount		$66,254

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(13)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	1.8%	$850
Arabica Coffee December 2020 Futures	1.1	503
Arabica Coffee March 2021 Futures	2.6	1,204
Brent Crude March 2021 Futures	1.3	611
Cocoa December 2020 Futures	0.3	147
Cocoa March 2021 Futures	2.3	1,070
Copper December 2020 Futures	5.5	2,530
Copper March 2021 Futures	7.0	3,214
Corn December 2020 Futures	1.3	614
Corn March 2021 Futures	7.0	3,231
Cotton No. 02 December 2020 Futures	0.5	250
Cotton No. 02 March 2021 Futures	4.6	2,095
Gas Oil March 2021 Futures	1.0	465
Gold 100 oz. December 2020 Futures	10.0	4,580
Gold 100 oz. February 2021 Futures	3.8	1,744
Hard Red Winter Wheat December 2020 Futures	0.9	421
Lean Hogs February 2021 Futures	1.4	632
Live Cattle December 2020 Futures	2.3	1,062
New York Harbor ULSD March 2021 Futures	1.1	527
Nickel March 2021 Futures	2.4	1,095
Nickel November 2020 Futures	4.8	2,195

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas March 2022 Futures	3.9%	$1,800
NYMEX - Natural Gas November 2022 Futures	4.6	2,097
Platinum January 2021 Futures	1.7	795
RBOB Gasoline March 2021 Futures	5.3	2,438
Silver December 2020 Futures	5.9	2,699
Soybean Meal December 2020 Futures	0.5	218
Soybean Meal March 2021 Futures	3.5	1,600
Soybean Oil December 2020 Futures	1.6	749
Soybean Oil March 2021 Futures	3.4	1,577
Soybeans March 2021 Futures	3.1	1,408
Soybeans November 2020 Futures	0.5	218
Sugar No. 11 March 2021 Futures	5.9	2,694
Wheat December 2020 Futures	0.7	311
WTI Crude March 2021 Futures	3.1	1,432
Zinc March 2021 Futures	0.6	297
Zinc November 2020 Futures	4.5	2,068

Total Long Futures Contracts		$51,441

Cash	(11.8)%	$(5,443)

Total Notional Amount		$45,998

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$66	$0	$0	$0	$0	$66
Futures	19,840	0	0	0	409	20,249
Swap Agreements	0	0	0	0	912	912

	$19,906	$0	$0	$0	$1,321	$21,227

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,003	$0	$3,003
Purchased Options	0	0	0	0	252	252
Swap Agreements	41,644	28	0	0	0	41,672

	$41,644	$28	$0	$3,003	$252	$44,927

	$61,550	$28	$0	$3,003	$1,573	$66,154

44	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$3,609	$0	$0	$0	$0	$3,609
Futures	13,263	0	0	0	261	13,524
Swap Agreements	0	0	0	0	187	187

	$16,872	$0	$0	$0	$448	$17,320

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,535	$0	$1,535
Written Options	464	0	0	0	5	469
Swap Agreements	14,665	0	0	0	0	14,665

	$15,129	$0	$0	$1,535	$5	$16,669

	$32,001	$0	$0	$1,535	$453	$33,989

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$64	$0	$0	$0	$0	$64
Written Options	3,873	0	0	0	0	3,873
Futures	(108,641)	0	0	0	(1,476)	(110,117)
Swap Agreements	0	(14)	0	0	(26,178)	(26,192)

	$(104,704)	$(14)	$0	$0	$(27,654)	$(132,372)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,451	$0	$1,451
Written Options	(359)	0	0	0	12	(347)
Swap Agreements	510,845	8	0	0	0	510,853

	$510,486	$8	$0	$1,451	$12	$511,957

	$405,782	$(6)	$0	$1,451	$(27,642)	$379,585

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(8,894)	$0	$0	$0	$0	$(8,894)
Written Options	1,402	0	0	0	0	1,402
Futures	72,730	0	0	0	611	73,341
Swap Agreements	0	22	0	0	24,708	24,730

	$65,238	$22	$0	$0	$25,319	$90,579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(6,559)	$0	$(6,559)
Purchased Options	0	0	0	0	(14)	(14)
Written Options	(421)	0	0	0	104	(317)
Swap Agreements	123,472	36	0	0	0	123,508

	$123,051	$36	$0	$(6,559)	$90	$116,618

	$188,289	$58	$0	$(6,559)	$25,409	$207,197

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Consolidated Schedule of Investments PIMCO CommoditiesPLUS® Strategy Fund (Cont.)

(Unaudited)

September 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$52,918	$0	$52,918
Industrials	0	71,453	0	71,453
Specialty Finance	0	1,758	0	1,758
Utilities	0	16,042	0	16,042
U.S. Government Agencies	0	585,985	0	585,985
U.S. Treasury Obligations	0	258,295	0	258,295
Non-Agency Mortgage-Backed Securities	0	56,242	0	56,242
Asset-Backed Securities	0	104,610	0	104,610
Sovereign Issues	0	57,417	0	57,417
Commodities	0	377,871	0	377,871
Short-Term Instruments
Repurchase Agreements	0	516,520	0	516,520
U.S. Treasury Bills	0	213,009	0	213,009

	$0	$2,312,120	$0	$2,312,120

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$987,694	$0	$0	$987,694

Total Investments	$987,694	$2,312,120	$0	$3,299,814

Short Sales, at Value - Liabilities
U.S. Government Agencies	0	(20,039)	0	(20,039)
U.S. Treasury Obligations	0	(47,805)	0	(47,805)

	$0	$(67,844)	$0	$(67,844)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	20,313	912	0	21,225
Over the counter	0	44,927	0	44,927

	$20,313	$45,839	$0	$66,152

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17,133)	(187)	0	(17,320)
Over the counter	0	(16,205)	(464)	(16,669)

	$(17,133)	$(16,392)	$(464)	$(33,989)

Total Financial Derivative Instruments	$3,180	$29,447	$(464)	$32,163

Totals	$990,874	$2,273,723	$(464)	$3,264,133

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

46	PIMCO COMMODITIESPLUS® STRATEGY FUND	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the PIMCO CommoditiesPLUS® Strategy Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records

48	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2020

and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Notes to Financial Statements (Cont.)

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair

50	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

September 30, 2020

values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements (Cont.)

determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

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Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices,

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Notes to Financial Statements (Cont.)

bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$366,432	$2,868	$0	$0	$11,493	$380,793	$2,868	$0

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Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$146,169	$991,897	$(533,300)	$591	$1,544	$606,901	$1,297	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full

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Notes to Financial Statements (Cont.)

faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO,

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adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the

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security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund

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Notes to Financial Statements (Cont.)

may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed

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and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for

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Notes to Financial Statements (Cont.)

purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and

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Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

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Notes to Financial Statements (Cont.)

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be

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representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that

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Notes to Financial Statements (Cont.)

interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with,

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Notes to Financial Statements (Cont.)

and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

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Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party

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service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from

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Notes to Financial Statements (Cont.)

counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

72	PIMCO COMMODITIESPLUS® STRATEGY FUND

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9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Notes to Financial Statements (Cont.)

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or

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reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $4,079.

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund III, Ltd. has (the “Commodity Subsidiary”) entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $3,148,006. See Note 15, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Notes to Financial Statements (Cont.)

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$4,426,665	$4,433,207	$289,838	$326,446

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. REDEMPTIONS IN-KIND

For the period ended September 30, 2020, the Fund realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Realized Gains	Realized Losses

$3,687	$(1,173)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	298,358	$1,097,450	267,128	$1,136,199

I-2	56,495	200,509	101,103	474,520

I-3	1,075	3,815	1,633	8,464

Administrative Class	259	970	441	2,176

Class A	3,872	13,732	7,402	35,207

Class C	255	867	253	1,226

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	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Issued as reinvestment of distributions

Institutional Class	1,986	$7,894	8,874	$43,095

I-2	656	2,593	3,017	14,624

I-3	14	56	98	477

Administrative Class	2	7	14	70

Class A	28	110	276	1,334

Class C	1	3	24	110

Cost of shares redeemed

Institutional Class	(410,806)	(1,584,397)	(112,801)	(551,504)

I-2	(29,838)	(113,586)	(74,231)	(344,626)

I-3	(1,661)	(6,434)	(1,538)	(7,869)

Administrative Class	(373)	(1,352)	(1,335)	(6,920)

Class A	(4,099)	(16,031)	(10,072)	(49,624)

Class C	(464)	(1,728)	(1,102)	(5,325)

Net increase (decrease) resulting from Fund share transactions	(84,240)	$(395,522)	189,184	$751,634

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, one shareholder owned 10% or more of the Fund’s total outstanding shares comprising 32% of the Fund, and the shareholder is a related party of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

15. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on April 14, 2010, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on May 7, 2010, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary as of period end represented 35.4% of the Fund’s consolidated net assets.

16. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Notes to Financial Statements (Cont.)

The foregoing speaks only as of the date of this report.

17. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act.

The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the

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IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$57,116	$50,332

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$3,115,770	$196,584	$(49,773)	$146,811

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

18. SUBSEQUENT EVENTS

On November 18, 2020, the Board approved the liquidation of the Administrative Class shares of the Fund. The liquidation of the Administrative Class shares is expected to occur on or about March 12, 2021.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
BOA	Bank of America N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.
BOS	BofA Securities, Inc.	JPM	JP Morgan Chase Bank N.A.
BPG	BNP Paribas Securities Corp.	JPS	J.P. Morgan Securities LLC
BPS	BNP Paribas S.A.	MAC	Merrill Lynch International
CBK	Citibank N.A.	MEI	Merrill Lynch International
CIB	Canadian Imperial Bank of Commerce	MYC	Morgan Stanley Capital Services LLC
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC
DUB	Deutsche Bank AG	NOM	Nomura Securities International Inc.
FBF	Credit Suisse International	RBC	Royal Bank of Canada
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	TOR	The Toronto-Dominion Bank
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC

Currency Abbreviations:
CAD	Canadian Dollar	JPY	Japanese Yen
CLP	Chilean Peso	MXN	Mexican Peso
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

Index/Spread Abbreviations:
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABFNJ2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	JMABNIC2	J.P. Morgan Custom Commodity Index
BRENT	Brent Crude	LLS	Light Louisiana Sweet Crude
CMBX	Commercial Mortgage-Backed Index	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	MEHCO	Magellan East Houston WTI Crude Oil Options
CPTFEMU	Eurozone HICP ex-Tobacco Index	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CSIXTR	Credit Suisse U.S. Dollar Total Return Index	NAPHTHACO	Naphtha (Platts) Crude Oil
EBOBFUEL	Argus Eurobob Oxy Gasoline	OPIS	Oil Price Information Service
EURMARGIN	European Refined Margin	PIMCODB	PIMCO Custom Commodity Basket
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	PIMCODBU	PIMCO Custom Commodity Basket
GCZ0 Index	100 oz. Gold December Future	UKRPI	United Kingdom Retail Prices Index
GOLDLNPM	London Gold Market Fixing Ltd. PM	ULSD	Ultra-Low Sulfur Diesel
HOBR	Heating Oil Brent Crude	ULSDCO	Ultra-Low Sulfur Diesel Crude
JMABDEWE	J.P. Morgan Custom Commodity Index	US0003M	3 Month USD Swap Rate

80	PIMCO COMMODITIESPLUS® STRATEGY FUND

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Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

82	PIMCO COMMODITIESPLUS® STRATEGY FUND

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“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

84	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

86	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

88	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

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and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

90	PIMCO COMMODITIESPLUS® STRATEGY FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4026SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO CommodityRealReturn Strategy Fund®

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO COMMODITYREALRETURN STRATEGY FUND®

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (cont)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Important Information About the PIMCO CommodityRealReturn Strategy Fund®

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”).

The Fund is intended for long-term investors and an investment in the Fund should be no more than a small part of a typical diversified portfolio. The Fund’s share price is expected to be more volatile than that of other funds. The Fund may invest directly or indirectly (through investment in a wholly-owned subsidiary) in commodity-linked derivative instruments and/or notes which may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments and/or notes may be affected by overall market movements, and other factors affecting the value of a particular industry or commodity, such as weather, disease, embargoes, and international economic, political or regulatory developments.

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

6	PIMCO COMMODITYREALRETURN STRATEGY FUND®

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3, and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status

PIMCO CommodityRealReturn Strategy Fund®	06/28/02	06/28/02	04/30/08	04/27/18	02/14/03	11/29/02	11/29/02	03/12/10	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO CommodityRealReturn Strategy Fund® (Cont.)

the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

8	PIMCO COMMODITYREALRETURN STRATEGY FUND®

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO CommodityRealReturn Strategy Fund®

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/28/02)
PIMCO CommodityRealReturn Strategy Fund® Institutional Class	25.06%	(4.86)%	(1.85)%	(5.06)%	1.77%
PIMCO CommodityRealReturn Strategy Fund® I-2	24.85%	(4.94)%	(1.94)%	(5.15)%	1.67%
PIMCO CommodityRealReturn Strategy Fund® I-3	24.86%	(4.97)%	(1.99)%	(5.20)%	1.62%
PIMCO CommodityRealReturn Strategy Fund® Administrative Class	24.76%	(5.17)%	(2.10)%	(5.32)%	1.51%
PIMCO CommodityRealReturn Strategy Fund® Class A	24.52%	(5.22)%	(2.30)%	(5.50)%	1.29%
PIMCO CommodityRealReturn Strategy Fund® Class A (adjusted)	17.72%	(10.43)%	(3.40)%	(6.03)%	0.98%
PIMCO CommodityRealReturn Strategy Fund® Class C	24.09%	(6.00)%	(3.03)%	(6.21)%	0.53%
PIMCO CommodityRealReturn Strategy Fund® Class C (adjusted)	23.09%	(6.93)%	(3.03)%	(6.21)%	0.53%
PIMCO CommodityRealReturn Strategy Fund® Class R	24.59%	(5.55)%	(2.55)%	(5.73)%	0.88%
Bloomberg Commodity Index Total Return	14.62%	(8.20)%	(3.09)%	(6.03)%	(0.57)%
Lipper Commodities General Funds Average	17.62%	(8.82)%	(2.57)%	(6.45)%	1.77%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 06/30/2002.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 1.50% for Institutional Class shares, 1.60% for I-2 shares, 1.70% for I-3 shares, 1.75% for Administrative Class shares, 1.95% for Class A shares, 2.70% for Class C shares and 2.20% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Institutional Class - PCRIX	I-2 - PCRPX	I-3 - PCRNX	Administrative Class - PCRRX
Class A - PCRAX	Class C - PCRCX	Class R - PCSRX

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	54.9%
U.S. Government Agencies	15.7%
Sovereign Issues	13.5%
Corporate Bonds & Notes	5.7%
Asset-Backed Securities	4.6%
Non-Agency Mortgage-Backed Securities	3.2%
Short-Term Instruments‡	2.3%
Preferred Securities	0.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO CommodityRealReturn Strategy Fund® seeks maximum real return, consistent with prudent investment management, by investing under normal circumstances in commodity-linked derivative instruments backed by a portfolio of inflation-indexed securities and other Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund invests in commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures and options on futures, that provide exposure to the investment returns of the commodities markets, without investing directly in physical commodities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to broad commodities contributed to absolute performance, as broad commodities, measured by the Bloomberg Commodity Index Total Return, posted gains.

»

The structural allocation to U.S. short-term Treasury Inflation-Protected Securities (“TIPS”) as collateral backing the Fund’s commodity exposure contributed to relative performance, as U.S. short-term TIPS, as measured by the Bloomberg Barclays U.S. 1-5 Year TIPS Index, outperformed U.S. 3-Month Treasury Bill, as measured by ICE BofAML U.S. 3-Month Treasury Bill Index.

»	Overweight exposure to precious metals contributed to relative performance, as these commodities outperformed the broader Bloomberg Commodity Index.

»	Overweight exposure to non-agency mortgage-backed securities contributed to relative performance, as these securities posted positive returns.

»

Overweight exposure to U.S. breakeven inflation (“BEI”) spreads (or the yield differential between U.S. nominal Treasuries and like-maturity U.S. TIPS) contributed to relative performance, as U.S. BEI spreads widened.

»	Overweight exposure to investment grade corporate credit contributed to relative performance, as credit spreads tightened.

»	Underweight exposure to high yield corporate credit detracted from relative performance, as high yield spreads tightened.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO CommodityRealReturn Strategy Fund® (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

		Actual		Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,250.60	$4.85	$1,000.00	$1,020.76	$4.36	0.86%
I-2	1,000.00	1,248.50	5.41	1,000.00	1,020.26	4.86	0.96
I-3	1,000.00	1,248.60	5.69	1,000.00	1,020.00	5.11	1.01
Administrative Class	1,000.00	1,247.60	6.25	1,000.00	1,019.50	5.62	1.11
Class A	1,000.00	1,245.20	7.37	1,000.00	1,018.50	6.63	1.31
Class C	1,000.00	1,240.90	11.57	1,000.00	1,014.74	10.40	2.06
Class R	1,000.00	1,245.90	8.78	1,000.00	1,017.25	7.89	1.56

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Commodity Index Total Return	Bloomberg Commodity Index Total Return is an unmanaged index composed of futures contracts on a number of physical commodities. The index is designed to be a highly liquid and diversified benchmark for commodities as an asset class. The futures exposures of the benchmark are collateralized by US T-bills.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights Pimco CommodityRealReturn Strategy Fund® (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$4.26	$0.03	$1.03	$1.06	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2020	6.03	0.15	(1.69)	(1.54)	(0.23)	0.00	0.00	(0.23)

03/31/2019	6.75	0.09	(0.45)	(0.36)	(0.36)	0.00	0.00	(0.36)

03/31/2018	6.99	0.14	0.12	0.26	(0.50)	0.00	0.00	(0.50)

03/31/2017	6.42	0.19	0.50	0.69	(0.12)	0.00	0.00	(0.12)

03/31/2016~	8.50	0.16	(1.91)	(1.75)	(0.33)	0.00	0.00	(0.33)

I-2

04/01/2020 - 09/30/2020+	4.25	0.02	1.03	1.05	(0.05)	0.00	0.00	(0.05)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	0.00	(0.22)

03/31/2019	6.73	0.11	(0.48)	(0.37)	(0.35)	0.00	0.00	(0.35)

03/31/2018	6.97	0.13	0.12	0.25	(0.49)	0.00	0.00	(0.49)

03/31/2017	6.40	0.18	0.50	0.68	(0.11)	0.00	0.00	(0.11)

03/31/2016~	8.48	0.15	(1.90)	(1.75)	(0.33)	0.00	0.00	(0.33)

I-3

04/01/2020 - 09/30/2020+	4.25	0.02	1.03	1.05	(0.05)	0.00	0.00	(0.05)

03/31/2020	6.01	0.14	(1.68)	(1.54)	(0.22)	0.00	0.00	(0.22)

04/27/2018 - 03/31/2019	6.88	0.04	(0.56)	(0.52)	(0.35)	0.00	0.00	(0.35)

Administrative Class

04/01/2020 - 09/30/2020+	4.17	0.02	1.01	1.03	(0.05)	0.00	0.00	(0.05)

03/31/2020	5.90	0.13	(1.65)	(1.52)	(0.21)	0.00	0.00	(0.21)

03/31/2019	6.62	0.09	(0.47)	(0.38)	(0.34)	0.00	0.00	(0.34)

03/31/2018	6.87	0.12	0.11	0.23	(0.48)	0.00	0.00	(0.48)

03/31/2017	6.31	0.17	0.49	0.66	(0.10)	0.00	0.00	(0.10)

03/31/2016~	8.36	0.11	(1.84)	(1.73)	(0.32)	0.00	0.00	(0.32)

Class A

04/01/2020 - 09/30/2020+	4.14	0.01	1.01	1.02	(0.04)	0.00	0.00	(0.04)

03/31/2020	5.87	0.12	(1.65)	(1.53)	(0.20)	0.00	0.00	(0.20)

03/31/2019	6.59	0.07	(0.46)	(0.39)	(0.33)	0.00	0.00	(0.33)

03/31/2018	6.84	0.11	0.11	0.22	(0.47)	0.00	0.00	(0.47)

03/31/2017	6.28	0.15	0.50	0.65	(0.09)	0.00	0.00	(0.09)

03/31/2016~	8.34	0.11	(1.86)	(1.75)	(0.31)	0.00	0.00	(0.31)

Class C

04/01/2020 - 09/30/2020+	3.92	(0.01)	0.95	0.94	(0.03)	0.00	0.00	(0.03)

03/31/2020	5.56	0.08	(1.56)	(1.48)	(0.16)	0.00	0.00	(0.16)

03/31/2019	6.25	0.02	(0.42)	(0.40)	(0.29)	0.00	0.00	(0.29)

03/31/2018	6.53	0.06	0.10	0.16	(0.44)	0.00	0.00	(0.44)

03/31/2017	6.02	0.10	0.47	0.57	(0.06)	0.00	0.00	(0.06)

03/31/2016~	8.02	0.06	(1.78)	(1.72)	(0.28)	0.00	0.00	(0.28)

14	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$5.27	25.06%	$1,583,956	0.86	%*	1.02	%*	0.73	%*	0.89	%*	1.06	%*	147%

4.26	(26.47)	1,417,849	1.33		1.50		0.74		0.91		2.65		262

6.03	(5.41)	4,380,858	1.46		1.60		0.74		0.88		1.50		226

6.75	4.06	5,204,406	1.24		1.39		0.74		0.89		2.05		148

6.99	10.77	5,158,453	0.92		1.07		0.74		0.89		2.63		176

6.42	(20.32)	4,073,061	0.93		1.08		0.74		0.89		2.07		111

5.25	24.85	967,667	0.96	*	1.12	*	0.83	*	0.99	*	0.92	*	147

4.25	(26.45)	249,166	1.43		1.60		0.84		1.01		2.41		262

6.01	(5.52)	371,461	1.56		1.70		0.84		0.98		1.67		226

6.73	3.99	604,721	1.34		1.49		0.84		0.99		1.97		148

6.97	10.69	576,288	1.02		1.17		0.84		0.99		2.58		176

6.40	(20.42)	524,203	1.03		1.18		0.84		0.99		1.96		111

5.25	24.86	10,774	1.01	*	1.22	*	0.88	*	1.09	*	0.93	*	147

4.25	(26.50)	1,250	1.48		1.70		0.89		1.11		2.52		262

6.01	(7.57)	3,555	1.61	*	1.80	*	0.89	*	1.08	*	0.70	*	226

5.15	24.76	35,579	1.11	*	1.27	*	0.98	*	1.14	*	0.73	*	147

4.17	(26.54)	29,949	1.58		1.75		0.99		1.16		2.33		262

5.90	(5.75)	51,561	1.71		1.85		0.99		1.13		1.39		226

6.62	3.80	76,612	1.49		1.64		0.99		1.14		1.80		148

6.87	10.48	84,054	1.17		1.32		0.99		1.14		2.45		176

6.31	(20.43)	162,090	1.18		1.33		0.99		1.14		1.55		111

5.12	24.82	208,989	1.31	*	1.47	*	1.18	*	1.34	*	0.51	*	147

4.14	(26.83)	198,722	1.78		1.95		1.19		1.36		2.07		262

5.87	(5.97)	346,932	1.91		2.05		1.19		1.33		1.16		226

6.59	3.67	486,359	1.69		1.84		1.19		1.34		1.65		148

6.84	10.37	281,346	1.37		1.52		1.19		1.34		2.24		176

6.28	(20.74)	311,023	1.38		1.53		1.19		1.34		1.48		111

4.83	24.09	17,619	2.06	*	2.22	*	1.93	*	2.09	*	(0.28	)*	147

3.92	(27.27)	15,860	2.53		2.70		1.94		2.11		1.45		262

5.56	(6.50)	36,829	2.66		2.80		1.94		2.08		0.42		226

6.25	2.76	54,896	2.44		2.59		1.94		2.09		0.89		148

6.53	9.43	101,272	2.12		2.27		1.94		2.09		1.49		176

6.02	(21.31)	115,569	2.13		2.28		1.94		2.09		0.87		111

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights Pimco CommodityRealReturn Strategy Fund® (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class R

04/01/2020 - 09/30/2020+	$4.04	$0.01	$0.98	$0.99	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	5.73	0.10	(1.60)	(1.50)	(0.19)	0.00	0.00	(0.19)

03/31/2019	6.44	0.05	(0.44)	(0.39)	(0.32)	0.00	0.00	(0.32)

03/31/2018	6.70	0.09	0.11	0.20	(0.46)	0.00	0.00	(0.46)

03/31/2017	6.16	0.14	0.48	0.62	(0.08)	0.00	0.00	(0.08)

03/31/2016~	8.20	0.07	(1.81)	(1.74)	(0.30)	0.00	0.00	(0.30)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for two reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$4.99	24.59%	$22,807	1.56	%*	1.72	%*	1.43	%*	1.59	%*	0.27	%*	147%

4.04	(26.96)	19,436	2.03		2.20		1.44		1.61		1.81		262

5.73	(6.17)	31,220	2.16		2.30		1.44		1.58		0.87		226

6.44	3.40	41,291	1.94		2.09		1.44		1.59		1.35		148

6.70	10.03	43,511	1.62		1.77		1.44		1.59		2.01		176

6.16	(20.97)	48,171	1.63		1.78		1.44		1.59		1.03		111

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$4,144,100
Investments in Affiliates	22,568

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,817
Over the counter	13,808
Cash	1
Deposits with counterparty	4,722
Foreign currency, at value	11,621
Receivable for investments sold	458,857
Receivable for investments sold on a delayed-delivery basis	1,670
Receivable for TBA investments sold	747,020
Receivable for Fund shares sold	4,174
Interest and/or dividends receivable	7,570
Dividends receivable from Affiliates	6
Reimbursement receivable from PIMCO	383
Other assets	1

Total Assets	5,423,318

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$1,126,573
Payable for short sales	2,111

Financial Derivative Instruments
Exchange-traded or centrally cleared	6,863
Over the counter	49,067
Payable for investments purchased	497
Payable for investments in Affiliates purchased	6
Payable for investments purchased on a delayed-delivery basis	39
Payable for TBA investments purchased	1,369,609
Deposits from counterparty	11,972
Payable for Fund shares redeemed	6,862
Accrued investment advisory fees	1,427
Accrued supervisory and administrative fees	825
Accrued distribution fees	23
Accrued servicing fees	53

Total Liabilities	2,575,927

Net Assets	$2,847,391

Net Assets Consist of:

Paid in capital	$3,048,408
Distributable earnings (accumulated loss)	(201,017)

Net Assets	$2,847,391

Cost of investments in securities	$4,084,469
Cost of investments in Affiliates	$22,568
Cost of foreign currency held	$12,599
Proceeds received on short sales	$2,110
Cost or premiums of financial derivative instruments, net	$(3,993)

* Includes repurchase agreements of:	$46,754

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$1,583,956
I-2	967,667
I-3	10,774
Administrative Class	35,579
Class A	208,989
Class C	17,619
Class R	22,807

Shares Issued and Outstanding:

Institutional Class	300,669
I-2	184,474
I-3	2,053
Administrative Class	6,908
Class A	40,811
Class C	3,646
Class R	4,569

Net Asset Value Per Share Outstanding(a):

Institutional Class	$5.27
I-2	5.25
I-3	5.25
Administrative Class	5.15
Class A	5.12
Class C	4.83
Class R	4.99

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Statement of Operations PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$24,297
Dividends from Investments in Affiliates	54
Total Income	24,351

Expenses:

Investment advisory fees	7,670
Supervisory and administrative fees	4,434
Distribution and/or servicing fees - Administrative Class	42
Distribution fees - Class C	64
Distribution fees - Class R	28
Servicing fees - Class A	265
Servicing fees - Class C	21
Servicing fees - Class R	28
Trustee fees	6
Interest expense	1,582
Miscellaneous expense	1
Total Expenses	14,141
Waiver and/or Reimbursement by PIMCO	(1,999)
Net Expenses	12,142

Net Investment Income (Loss)	12,209

Net Realized Gain (Loss):

Investments in securities	53,026
Investments in Affiliates	90
Exchange-traded or centrally cleared financial derivative instruments	21,350
Over the counter financial derivative instruments	369,869
Short sales	(1,344)
Foreign currency	800

Net Realized Gain (Loss)	443,791

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	141,673
Investments in Affiliates	1
Exchange-traded or centrally cleared financial derivative instruments	(43,675)
Over the counter financial derivative instruments	(12,028)
Short sales	(97)
Foreign currency assets and liabilities	(2,566)

Net Change in Unrealized Appreciation (Depreciation)	83,308

Net Increase (Decrease) in Net Assets Resulting from Operations	$539,308

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO CommodityRealReturn Strategy Fund®

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$12,209	$106,391
Net realized gain (loss)	443,791	(1,102,021)
Net change in unrealized appreciation (depreciation)	83,308	30,260

Net Increase (Decrease) in Net Assets Resulting from Operations	539,308	(965,370)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(15,760)	(136,922)
I-2	(9,339)	(13,489)
I-3	(95)	(82)
Administrative Class	(345)	(1,724)
Class A	(1,950)	(10,901)
Class C	(123)	(902)
Class R	(193)	(986)

Total Distributions(a)	(27,805)	(165,006)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	403,656	(2,159,808)

Total Increase (Decrease) in Net Assets	915,159	(3,290,184)

Net Assets:

Beginning of period	1,932,232	5,222,416
End of period	$2,847,391	$1,932,232

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Consolidated Statement of Cash Flows PIMCO CommodityRealReturn Strategy Fund®

Six Months Ended September 30, 2020 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$539,308

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(6,092,313)
Proceeds from sales of long-term securities	5,823,792
(Purchases) Proceeds from sales of short-term portfolio investments, net	218,562
(Increase) decrease in deposits with counterparty	1,434
(Increase) decrease in receivable for investments sold	(185,584)
(Increase) decrease in interest and/or dividends receivable	905
(Increase) decrease in dividends receivable from Affiliates	13
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	(14,161)
Proceeds from (Payments on) over the counter financial derivative instruments	370,548
(Increase) decrease in reimbursement receivable from PIMCO	(69)
(Increase) decrease in other assets	(1)
Increase (decrease) in payable for investments purchased	47,912
Increase (decrease) in deposits from counterparty	(47,350)
Increase (decrease) in accrued investment advisory fees	147
Increase (decrease) in accrued supervisory and administrative fees	130
Increase (decrease) in accrued distribution fees	1
Proceeds from (Payments on) short sales transactions, net	(17,863)
Proceeds from (Payments on) foreign currency transactions	419
Net Realized (Gain) Loss
Investments in securities	(53,026)
Investments in Affiliates	(90)
Exchange-traded or centrally cleared financial derivative instruments	(21,350)
Over the counter financial derivative instruments	(369,869)
Short sales	1,344
Foreign currency	(800)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(141,673)
Investments in Affiliates	(1)
Exchange-traded or centrally cleared financial derivative instruments	43,675
Over the counter financial derivative instruments	12,028
Short sales	97
Foreign currency assets and liabilities	2,566
Net amortization (accretion) on investments	7,846
Net Cash Provided by (Used for) Operating Activities	126,577

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	1,049,949
Payments on shares redeemed	(665,976)
Cash distributions paid*	(2,491)
Proceeds from reverse repurchase agreements	61,186,507
Payments on reverse repurchase agreements	(61,693,626)
Proceeds from sale-buyback transactions	501,363
Payments on sale-buyback transactions	(510,050)
Net Cash Received from (Used for) Financing Activities	(134,324)

Net Increase (Decrease) in Cash and Foreign Currency	(7,747)

Cash and Foreign Currency:

Beginning of period	$19,369
End of period	$11,622
* Reinvestment of distributions	$25,314

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$2,983

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund®

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 145.5%

CORPORATE BONDS & NOTES 8.3%

BANKING & FINANCE 7.7%

Ally Financial, Inc.
4.250% due 04/15/2021		$100	$102

Aviation Capital Group LLC
2.875% due 01/20/2022		900	893

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		200	202

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 05/24/2022 •(e)(f)	EUR	400	463
5.875% due 09/24/2023 •(e)(f)		400	463

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(e)(f)		4,800	5,816

Corp. Andina de Fomento
3.950% due 10/15/2021 (d)	MXN	94,938	4,364

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		$7,000	7,403

Deutsche Bank AG
4.250% due 10/14/2021		28,300	29,106

Erste Group Bank AG
8.875% due 10/15/2021 •(e)(f)	EUR	200	251

Ford Motor Credit Co. LLC
3.550% due 10/07/2022		$4,200	4,166

ING Bank NV
2.625% due 12/05/2022		7,600	7,967

Jackson National Life Global Funding
2.500% due 06/27/2022		200	207

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	281,641	44,642
2.500% due 10/01/2047		25	4

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		$200	206

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		6,500	6,532
4.519% due 06/25/2024 •		4,200	4,530
8.625% due 08/15/2021 •(e)(f)		1,260	1,294

Navient Corp.
5.875% due 03/25/2021		300	303

New York Life Global Funding
2.250% due 07/12/2022		300	310

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		200	202
3.650% due 09/21/2021		100	102
3.875% due 09/21/2023		100	104

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050	DKK	248,229	$39,377
2.500% due 10/01/2047		5	1

NTT Finance Corp.
1.900% due 07/21/2021		$200	202

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	268,871	42,597
2.500% due 10/01/2047		20	3

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$400	402

Realkredit Danmark A/S
2.500% due 04/01/2047	DKK	18	3

UniCredit SpA
7.830% due 12/04/2023		$14,500	17,001

			219,218

INDUSTRIALS 0.4%

AbbVie, Inc.
2.300% due 05/14/2021		100	101

Amgen, Inc.
2.650% due 05/11/2022		200	207

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		100	105

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		200	202
2.567% due 11/02/2021		200	204

Conagra Brands, Inc.
3.800% due 10/22/2021		200	207

CVS Health Corp.
3.350% due 03/09/2021		160	162

Daimler Finance North America LLC
2.300% due 02/12/2021		150	151
2.850% due 01/06/2022		300	308

Dell International LLC
4.420% due 06/15/2021		225	230

Discovery Communications LLC
2.950% due 03/20/2023		158	167

eBay, Inc.
2.600% due 07/15/2022		1,100	1,137

Enterprise Products Operating LLC
4.050% due 02/15/2022		200	210

IHS Markit Ltd.
5.000% due 11/01/2022		100	107

Japan Tobacco, Inc.
2.000% due 04/13/2021		400	403

Komatsu Finance America, Inc.
2.437% due 09/11/2022		200	206

Microchip Technology, Inc.
3.922% due 06/01/2021		100	102

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NXP BV
3.875% due 09/01/2022		$200	$211
4.625% due 06/01/2023		300	329

Penske Truck Leasing Co. LP
4.250% due 01/17/2023		100	108

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		600	637

Shire Acquisitions Investments Ireland DAC
2.400% due 09/23/2021		218	222

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		50	51

Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		200	210

Toyota Industries Corp.
3.110% due 03/12/2022		200	207

U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		1,616	1,382

VMware, Inc.
3.900% due 08/21/2027		900	1,005

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		1,200	1,245

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	29,260	187

			10,003

SPECIALTY FINANCE 0.1%

Lloyds Banking Group PLC
3.870% due 09/02/2021 (g)		$3,000	3,056

UTILITIES 0.1%

BG Energy Capital PLC
4.000% due 12/09/2020		200	201

British Transco International Finance BV
0.000% due 11/04/2021 (b)		400	397

Duke Energy Corp.
2.400% due 08/15/2022		200	207

Eversource Energy
2.900% due 10/01/2024		200	217

National Rural Utilities Cooperative Finance Corp.
0.595% (US0003M + 0.375%) due 06/30/2021 ~		150	151

Progress Energy, Inc.
3.150% due 04/01/2022		100	103

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		2,400	2,404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tampa Electric Co.
2.600% due 09/15/2022	$100	$103

		3,783

Total Corporate Bonds & Notes (Cost $228,375)		236,060

U.S. GOVERNMENT AGENCIES 23.0%

Fannie Mae
0.305% due 03/25/2036 •	66	66
0.593% due 02/25/2037 •	626	631
2.605% due 05/01/2036 •	10	9
2.905% due 05/01/2035 •	52	53

Freddie Mac
0.422% due 01/15/2037 •	4	4
3.268% due 06/01/2033 •	95	96
3.630% due 01/01/2034 •	134	135

Ginnie Mae
0.599% due 08/20/2068 •	8,734	8,654

Ginnie Mae, TBA
2.500% due 11/01/2050	46,600	48,844

NCUA Guaranteed Notes
0.605% due 10/07/2020 •	1,250	1,250
0.715% due 12/08/2020 •	17,429	17,430

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	38,500	39,636
2.500% due 11/01/2050 - 12/01/2050	98,000	102,455
3.000% due 11/01/2050	34,400	36,046
3.500% due 11/01/2050	70,410	74,328
4.000% due 11/01/2050	303,200	323,690

Total U.S. Government Agencies (Cost $652,896)		653,327

U.S. TREASURY OBLIGATIONS 80.4%

U.S. Treasury Bonds
3.000% due 05/15/2045 (m)	1,370	1,835

U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2021	88,054	88,437
0.125% due 01/15/2022 (k)(m)	7,589	7,709
0.125% due 01/15/2022 (k)	56,084	56,974
0.125% due 04/15/2022	90,544	92,148
0.125% due 07/15/2022 (k)(m)	1,127	1,156
0.125% due 01/15/2023 (k)	71,118	73,289
0.125% due 10/15/2024 (m)	70,427	74,771
0.125% due 07/15/2026	69,092	74,940
0.125% due 01/15/2030 (m)	9,364	10,350
0.125% due 07/15/2030	69,778	77,601
0.250% due 07/15/2029 (i)(m)	23,817	26,650
0.375% due 07/15/2023 (i)(m)	139,782	146,635
0.375% due 07/15/2025 (i)	158,051	171,626
0.375% due 07/15/2025 (k)(m)	36,377	39,502
0.500% due 04/15/2024	95,865	101,800

24	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021 (k)	$552,177	$560,439
0.625% due 04/15/2023 (i)(k)	154,282	161,386
0.625% due 01/15/2024 (k)(m)	17,165	18,243
0.625% due 01/15/2026 (i)	115,001	126,801
0.625% due 02/15/2043 (m)	473	583
0.750% due 07/15/2028 (m)	5,346	6,161
0.875% due 01/15/2029	56,120	65,387
1.125% due 01/15/2021 (m)	19,280	19,401
1.375% due 02/15/2044 (m)	2,423	3,444
1.750% due 01/15/2028 (i)	56,295	68,585
2.125% due 02/15/2040 (i)(m)	3,236	4,957
2.125% due 02/15/2041 (i)(m)	9,848	15,294
2.375% due 01/15/2025 (i)	100,011	116,117
2.500% due 01/15/2029 (k)	44,656	58,349
3.875% due 04/15/2029 (i)	12,845	18,471

Total U.S. Treasury Obligations (Cost $2,238,563)		2,289,041

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.6%

Adjustable Rate Mortgage Trust
3.330% due 10/25/2035 ^~	370	353
3.822% due 09/25/2035 ^~	621	582

Alliance Bancorp Trust
0.388% due 07/25/2037 •	2,457	2,144

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	147	126
1.939% due 11/25/2046 •	5,408	2,357

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	131	131

Banc of America Funding Trust
0.736% due 05/20/2035 ^•	97	89
3.676% due 05/25/2035 ~	21	21
3.785% due 01/20/2047 ~	5,627	5,353
3.933% due 05/20/2036 ^~	205	200
4.199% due 01/20/2047 ^~	145	141

Banc of America Mortgage Trust
3.117% due 07/25/2035 ^~	324	314
3.802% due 12/25/2034 ~	237	252
3.833% due 01/25/2035 ~	6	6
3.885% due 11/25/2035 ^~	232	226

Bancorp Commercial Mortgage Trust
1.202% due 09/15/2036 •	5,363	5,305

BCAP LLC Trust
0.318% due 01/25/2037 ^•	857	898
3.404% due 04/26/2036 ~	1,197	1,038

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~	199	197
3.375% due 07/25/2034 ~	71	70
3.383% due 07/25/2036 ^~	510	488

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.584% due 10/25/2035 ~	$390	$390
4.085% due 05/25/2033 ~	17	16
4.315% due 03/25/2035 ~	1	1

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	462	433
3.251% due 09/25/2035 ^~	228	180
3.333% due 09/25/2047 ^~	3,574	2,434
3.496% due 09/25/2034 ~	192	204

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~	607	541
3.650% due 03/25/2037 ^~	804	782
3.672% due 12/25/2035 ^~	521	507
5.500% due 12/25/2022 ^	971	614

CIM Trust
1.148% due 02/25/2049 •	1,076	1,077

Citigroup Mortgage Loan Trust
2.570% due 05/25/2035 •	115	115
3.258% due 04/25/2066 ~	896	908
4.140% due 03/25/2036 ^•	47	47

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	73	72
3.248% due 12/25/2035 ^~	281	194

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	245	247

Countrywide Alternative Loan Trust
0.258% due 06/25/2046 •	91	108
0.328% due 05/25/2047 •	1,379	1,272
0.336% due 02/20/2047 ^•	3,780	2,881
0.351% due 12/20/2046 ^•	297	247
0.358% due 07/25/2046 •	110	102
2.019% due 12/25/2035 •	326	298
3.592% due 11/25/2035 ^~	264	226
5.000% due 07/25/2035	1,269	1,052
5.500% due 07/25/2035	167	160
5.750% due 03/25/2037 ^•	254	204
6.000% due 03/25/2037 ^	237	153
6.500% due 08/25/2032	109	112

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	39	37
2.444% due 10/20/2035 ~	104	99
2.982% due 04/20/2035 ~	115	114
3.231% due 09/25/2047 ^~	394	367
3.903% due 11/20/2034 ~	28	27
5.500% due 11/25/2035 ^	85	71
5.500% due 04/25/2038	319	335
6.000% due 04/25/2036	424	329

Credit Suisse Mortgage Capital Certificates
0.298% due 09/29/2036 •	3,869	3,764
3.507% due 08/26/2058	454	458
6.062% due 10/26/2036 ~	554	542

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	2,025	1,707

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^		$313	$307

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•		86	64

Eurosail PLC
1.057% due 10/17/2040 •	EUR	2,651	3,114

First Horizon Alternative Mortgage Securities Trust
6.000% due 02/25/2037 ^		$146	99

First Horizon Mortgage Pass-Through Trust
2.829% due 10/25/2035 ~		78	80

Great Hall Mortgages PLC
0.182% due 03/18/2039 •	GBP	264	335
0.202% due 06/18/2038 •		203	258

GSR Mortgage Loan Trust
3.055% due 11/25/2035 ^~		$201	151
3.568% due 11/25/2035 ^~		1,127	1,087
3.835% due 11/25/2035 ~		289	288

HarborView Mortgage Loan Trust
0.336% due 07/19/2046 ^•		4,691	2,712
0.346% due 09/19/2037 •		83	78
0.596% due 05/19/2035 •		465	434
0.656% due 01/19/2036 •		1,384	1,015
3.424% due 08/19/2036 ^~		121	120

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	17,707	22,857

HomeBanc Mortgage Trust
0.328% due 12/25/2036 •		$146	143
3.113% due 04/25/2037 ^~		62	61

IndyMac Mortgage Loan Trust
0.328% due 07/25/2047 •		1,730	1,344
0.338% due 09/25/2046 •		3,417	3,090
0.428% due 07/25/2035 •		261	218
3.177% due 09/25/2035 ^~		229	219
3.189% due 10/25/2034 ~		330	332
3.545% due 06/25/2035 ^~		110	103

JPMorgan Alternative Loan Trust
0.378% due 12/25/2036 •		1,284	1,208

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •		1,000	970

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~		54	54
3.152% due 06/25/2035 ~		85	87
3.205% due 07/27/2037 ~		308	311
3.253% due 08/25/2036 ^~		131	117
3.443% due 06/25/2036 ^~		644	550
3.634% due 11/25/2035 ^~		187	170
3.639% due 07/25/2035 ~		81	79
3.650% due 06/25/2035 ~		190	192
3.850% due 07/25/2034 ~		45	46

Luminent Mortgage Trust
0.348% due 10/25/2046 •		598	556

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MASTR Adjustable Rate Mortgages Trust
0.388% due 05/25/2037 •		$330	$195

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •		752	299
3.539% due 06/25/2037 ^~		357	267

Merrill Lynch Mortgage Investors Trust
2.577% due 05/25/2036 ~		59	55
2.998% due 12/25/2035 ~		83	72
3.246% due 05/25/2034 ~		126	122
3.253% due 09/25/2035 ^~		121	112
3.506% due 06/25/2035 ~		229	228

Merrill Lynch Mortgage-Backed Securities Trust
3.614% due 04/25/2037 ^~		1,002	985

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,158	1,220
4.500% due 05/25/2058 ~		136	147

Residential Accredit Loans, Inc. Trust
0.448% due 08/25/2035 •		749	635
3.298% due 08/25/2035 ^~		473	263
5.246% due 02/25/2036 ^~		290	242

Residential Asset Securitization Trust
0.548% due 05/25/2035 •		1,043	772
6.250% due 10/25/2036 ^		567	574
6.500% due 09/25/2036 ^		740	459
6.500% due 06/25/2037		11,839	4,975

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~		1,165	891
3.462% due 06/25/2035 ~		148	146
6.000% due 06/25/2037 ^		740	733
6.500% due 03/25/2032		227	239

Sequoia Mortgage Trust
0.506% due 10/19/2026 •		19	19
2.633% due 01/20/2047 ^~		475	365

Structured Adjustable Rate Mortgage Loan Trust
0.468% due 10/25/2035 •		694	664
3.303% due 02/25/2036 ^~		253	185

Structured Asset Mortgage Investments Trust
0.338% due 06/25/2036 •		201	197
0.358% due 04/25/2036 •		14	12
0.368% due 05/25/2046 •		3,313	1,715
0.406% due 07/19/2035 •		828	810

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	16,469	21,307

Wachovia Mortgage Loan Trust LLC
3.056% due 08/20/2035 ^~		$275	269

WaMu Mortgage Pass-Through Certificates Trust
1.759% due 01/25/2047 ^•		1,747	1,626
1.981% due 12/25/2046 •		887	823
1.999% due 06/25/2046 •		136	132
2.019% due 08/25/2046 •		385	376
2.182% due 11/25/2046 •		657	616
2.219% due 11/25/2042 •		98	94
2.772% due 09/25/2033 ~		78	74

26	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.032% due 09/25/2036 ^~		$1,045	$991
3.290% due 08/25/2036 ^~		99	92
3.660% due 02/25/2037 ^~		144	131

Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2035		155	147

Wells Fargo Mortgage-Backed Securities Trust
2.971% due 10/25/2036 ~		8	8
4.019% due 04/25/2036 ~		450	433

Total Non-Agency Mortgage-Backed Securities (Cost $132,310)			131,284

ASSET-BACKED SECURITIES 6.7%

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		24	13

Argent Securities Trust
0.298% due 07/25/2036 •		5,525	4,876
0.308% due 05/25/2036 •		2,746	1,083

Asset-Backed Securities Corp. Home Equity Loan Trust
1.093% due 09/25/2034 •		868	865

B&M CLO Ltd.
1.001% due 04/16/2026 •		138	138

Babson Euro CLO BV
0.367% due 10/25/2029 •	EUR	697	811

Barings Euro CLO BV
0.680% due 07/27/2030 •		2,000	2,335
1.050% due 07/27/2030		300	352

CIFC Funding Ltd.
1.105% due 10/25/2027 •		$5,577	5,535

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		1,550	1,557
1.648% due 10/25/2037 •		4,400	4,398

Citigroup Mortgage Loan Trust
0.228% due 01/25/2037 •		55	45
0.378% due 12/25/2036 •		1,193	1,029

Citigroup Mortgage Loan Trust, Inc.
0.478% due 10/25/2036 •		7,400	6,996

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •		3,051	2,766
0.348% due 09/25/2037 •		2,407	2,111
0.398% due 03/25/2037 •		5,700	5,282
0.438% due 08/25/2036 •		706	701

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		4,343	4,299

CVP Cascade CLO Ltd.
1.421% due 01/16/2026 •		171	172

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		3,333	3,324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		$9,524	$9,452

Elm Park CLO DAC
0.620% due 04/16/2029 •	EUR	708	828

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$7,618	7,566

Fremont Home Loan Trust
0.283% due 10/25/2036 •		704	637

GSAA Home Equity Trust
0.448% due 03/25/2037 •		662	375

GSAMP Trust
0.518% due 03/25/2047 •		2,500	2,014
1.123% due 03/25/2035 ^•		1,692	1,561

Halcyon Loan Advisors Funding Ltd.
1.192% due 04/20/2027 •		1,209	1,206

Home Equity Asset Trust
0.598% due 02/25/2036 •		3,700	3,538
0.943% due 07/25/2034 •		379	374

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		2,304	1,981

HSI Asset Securitization Corp. Trust
0.418% due 02/25/2036 •		2,381	2,309

IndyMac Mortgage Loan Trust
0.218% due 07/25/2036 •		4,700	1,894

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		3,056	3,037

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		310	302

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		256	263

Lehman ABS Manufactured Housing Contract Trust
7.170% due 04/15/2040 ^~		2,668	2,210

Lehman XS Trust
0.308% due 05/25/2036 •		1,878	1,938
4.821% due 06/25/2036 þ		4,597	4,726

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		7,600	7,524

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		4,397	4,360

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	2,200	2,567

Marlette Funding Trust
2.690% due 09/17/2029		$795	803

MASTR Asset-Backed Securities Trust
0.298% due 10/25/2036 •		1,736	790

Monarch Grove CLO
1.125% due 01/25/2028 •		6,612	6,549

Morgan Stanley ABS Capital, Inc. Trust
0.208% due 05/25/2037 •		547	473
0.853% due 07/25/2035 •		117	118

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	$745	$360
5.910% due 11/25/2036 þ	1,663	628

Mountain View CLO Ltd.
1.075% due 10/15/2026 •	2,302	2,289

Neuberger Berman CLO Ltd.
1.075% due 07/15/2027 •	469	468

New Century Home Equity Loan Trust
0.913% due 02/25/2035 •	1,886	1,837

NovaStar Mortgage Funding Trust
0.853% due 01/25/2036 •	5,264	5,201

OCP CLO Ltd.
1.075% due 07/15/2027 •	312	311

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •	1,714	1,702

Palmer Square Loan Funding Ltd.
0.925% due 07/15/2026 •	3,347	3,335
1.242% due 04/20/2027 •	184	184

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.838% due 05/25/2035 •	440	439
1.123% due 10/25/2034 •	392	395
1.138% due 09/25/2034 •	358	358

Popular ABS Mortgage Pass-Through Trust
0.578% due 06/25/2035 •	139	139

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •	15,301	7,717

Residential Asset Securities Corp. Trust
0.388% due 08/25/2036 •	772	656

Securitized Asset-Backed Receivables LLC Trust
0.398% due 05/25/2036 •	5,028	3,537

Sound Point CLO Ltd.
1.406% due 01/23/2029 •	400	399

Soundview Home Loan Trust
0.208% due 11/25/2036 •	500	211

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ	682	678

Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •	800	791

Structured Asset Investment Loan Trust
0.868% due 04/25/2033 •	1,464	1,434

Symphony CLO Ltd.
1.155% due 04/15/2028 •	1,620	1,610
1.218% due 07/14/2026 •	2,209	2,198

Telos CLO Ltd.
1.223% due 04/17/2028 •	4,018	3,993

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •	278	276
1.155% due 01/15/2026 •	916	913

TICP CLO Ltd.
1.072% due 07/20/2027 •	2,334	2,326
1.112% due 04/20/2028 •	3,829	3,821

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		$1,438	$1,440

Tralee CLO Ltd.
1.302% due 10/20/2027 •		2,360	2,355

Venture CLO Ltd.
1.056% due 02/28/2026 •		9,741	9,695
1.155% due 04/15/2027 •		3,714	3,680
1.155% due 07/15/2027 •		2,540	2,527

Wells Fargo Home Equity Asset-Backed Securities Trust
2.548% due 12/25/2034 •		1,460	1,490

WhiteHorse Ltd.
1.203% due 04/17/2027 •		2,753	2,746

Total Asset-Backed Securities (Cost $189,258)			190,222

SOVEREIGN ISSUES 19.8%

Argentina Government International Bond
1.000% due 08/05/2021 (d)	ARS	6,284	43
15.500% due 10/17/2026		21,780	63
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		1,800	15
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		40,847	274

Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	31,432	23,111
3.000% due 09/20/2025 (d)		33,725	28,732

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	22,700	154

Canada Government Real Return Bond
4.250% due 12/01/2026 (d)	CAD	17,496	17,340

France Government International Bond
0.100% due 03/01/2026 (d)	EUR	21,556	26,888
0.250% due 07/25/2024 (d)		16,381	20,212
2.100% due 07/25/2023 (d)		41,640	52,571

Italy Buoni Poliennali Del Tesoro
1.400% due 05/26/2025 (d)		56,148	68,779

28	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,347,663	$31,710
0.100% due 03/10/2029		2,957,815	28,045

Mexico Government International Bond
4.500% due 11/22/2035 (d)	MXN	384,808	21,364

New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	76,525	57,286
2.500% due 09/20/2035 (d)		4,217	4,043

Peru Government International Bond
5.940% due 02/12/2029	PEN	15,900	5,187

Provincia de Buenos Aires
33.497% due 05/31/2022	ARS	22,770	136

Qatar Government International Bond
3.875% due 04/23/2023		$6,300	6,775

United Kingdom Gilt
0.125% due 03/22/2026 (d)	GBP	4,285	6,551
0.125% due 08/10/2028 (d)		31,940	52,630
1.250% due 11/22/2027 (d)(i)		65,040	112,646

Total Sovereign Issues (Cost $563,743)			564,555

		SHARES
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(e)(f)		400,000	485

Banco Santander S.A.
5.250% due 09/29/2023 •(e)(f)		200,000	228
6.250% due 09/11/2021 •(e)(f)		800,000	939

Bank of America Corp.
5.875% due 03/15/2028 •(e)		3,840,000	4,149

Total Preferred Securities (Cost $5,421)			5,801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.5%

REPURCHASE AGREEMENTS (h) 1.6%
			$46,754

SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (d)	ARS	34,494	235

ARGENTINA TREASURY BILLS 0.0%
34.251% due 01/29/2021 (b)(c)		18,831	115

U.S. TREASURY BILLS 0.9%
0.091% due 10/01/2020 - 01/07/2021 (a)(b)(m)		$26,710	26,706

Total Short-Term Instruments (Cost $73,903)			73,810

Total Investments in Securities (Cost $4,084,469)			4,144,100

		SHARES
INVESTMENTS IN AFFILIATES 0.8%

SHORT-TERM INSTRUMENTS 0.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.8%

PIMCO Short-Term Floating NAV Portfolio III		2,288,646	22,568

Total Short-Term Instruments (Cost $22,568)			22,568

Total Investments in Affiliates (Cost $22,568)			22,568

Total Investments 146.3% (Cost $4,107,037)			$4,166,668

Financial Derivative Instruments (j)(l) (1.2)% (Cost or Premiums, net $(3,993))			(35,305)

Other Assets and Liabilities, net (45.1)%			(1,283,972)

Net Assets 100.0%			$2,847,391

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Lloyds Banking Group PLC	3.870%	09/02/2021	05/22/2018	$3,000	$3,056	0.11%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$4,003	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,083)	$4,003	$4,003
				551	U.S. Treasury Notes 1.750% due 07/31/2021	(562)	551	551
JPS	0.060	09/30/2020	10/01/2020	21,700	U.S. Treasury Notes 1.500% due 10/31/2024	(22,162)	21,700	21,700
RDR	0.100	09/30/2020	10/01/2020	20,500	U.S. Treasury Notes 1.625% due 12/15/2022	(20,923)	20,500	20,500

Total Repurchase Agreements						$(47,730)	$46,754	$46,754

30	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BSN	0.170%	08/10/2020	10/09/2020	$	(82,875)	$(82,895)
CIB	0.170	08/14/2020	10/14/2020		(70,679)	(70,695)
	0.170	08/27/2020	10/14/2020		(42,105)	(42,112)
	0.170	09/17/2020	10/14/2020		(20,430)	(20,431)
DBL	0.180	08/12/2020	11/12/2020	GBP	(72,401)	(93,446)
SGY	0.150	10/01/2020	11/02/2020	$	(53,235)	(53,235)
STR	0.150	10/01/2020	10/02/2020		(368,082)	(368,082)
	0.160	09/30/2020	10/01/2020		(395,675)	(395,677)

Total Reverse Repurchase Agreements						$(1,126,573)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.500%	11/01/2050	$2,000	$(2,110)	$(2,111)

Total Short Sales (0.1)%				$(2,110)	$(2,111)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BSN	$0	$(82,895)	$0	$(82,895)	$82,622	$(273)
CIB	0	(133,238)	0	(133,238)	132,946	(292)
DBL	0	(93,446)	0	(93,446)	93,068	(378)
FICC	4,554	0	0	4,554	(4,645)	(91)
JPS	21,700	0	0	21,700	(22,162)	(462)
RDR	20,500	0	0	20,500	(20,923)	(423)
SGY	0	(53,235)	0	(53,235)	53,133	(102)
STR	0	(763,759)	0	(763,759)	659,929	(103,830)

Total Borrowings and Other Financing Transactions	$46,754	$(1,126,573)	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(395,677)	$(216,133)	$0	$0	$(611,810)
Sovereign Issues	0	0	(93,446)	0	(93,446)

Total Borrowings	$(395,677)	$(216,133)	$(93,446)	$0	$(705,256)

Payable for reverse repurchase agreements(4)					$(705,256)

(i)	Securities with an aggregate market value of $1,022,930 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(960,304) at a weighted average interest rate of 0.302%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(421,317) is outstanding at period end.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Put - NYMEX Crude Calendar Spread April Futures	$0.300	03/19/2021	2	$2	$1	$0
Put - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	2	2	0	0
Put - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	0
Put - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2	2	0	1
Put - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2	2	0	1
Put - NYMEX Natural Gas November 2020 Futures	2.000	10/27/2020	10	100	8	5
Put - NYMEX Natural Gas November 2020 Futures	2.200	10/27/2020	4	40	3	4

Total Purchased Options					$12	$13

32	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

WRITTEN OPTIONS:

COMMODITY OPTIONS

Description	Strike Price	Expiration Date	# of Contracts	Notional Amount	Premiums (Received)	Market Value
Put - CMX Gold December 2020 Futures	$1,900.000	11/24/2020	11	$1	$(49)	$(69)
Call - CMX Gold December 2020 Futures	2,200.000	11/24/2020	11	1	(48)	(7)
Call - CMX Gold December 2021 Futures	2,500.000	11/23/2021	24	2	(135)	(131)
Call - CMX Gold December 2021 Futures	4,000.000	11/23/2021	24	2	(23)	(32)
Call - CMX Gold June 2021 Futures	3,500.000	05/25/2021	24	2	(23)	(14)
Call - NYMEX Crude Calendar Spread April Futures	0.300	03/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread August Futures	0.300	07/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread December Futures	0.300	11/18/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread February Futures	0.300	01/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread January Futures	0.300	12/18/2020	2	2	0	0
Call - NYMEX Crude Calendar Spread July Futures	0.300	06/21/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread June Futures	0.300	05/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread March Futures	0.300	02/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread May Futures	0.300	04/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread November Futures	0.300	10/19/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread October Futures	0.300	09/20/2021	2	2	0	0
Call - NYMEX Crude Calendar Spread September Futures	0.300	08/19/2021	2	2	0	0
Call - NYMEX Crude December 2020 Futures	43.000	11/17/2020	168	168	(169)	(188)
Call - NYMEX Crude December 2020 Futures	43.500	11/17/2020	132	132	(142)	(125)
Call - NYMEX Crude December 2020 Futures	44.000	11/17/2020	144	144	(141)	(115)
Call - NYMEX Crude December 2020 Futures	45.000	11/17/2020	36	36	(44)	(20)
Call - NYMEX Crude December 2020 Futures	46.000	11/17/2020	108	108	(109)	(41)
Call - NYMEX Crude December 2020 Futures	47.000	11/17/2020	48	48	(45)	(13)
Call - NYMEX Crude December 2021 Futures	40.000	11/16/2021	14	14	(84)	(115)
Call - NYMEX Crude November 2020 Futures	45.000	10/15/2020	48	48	(40)	(4)
Call - NYMEX Crude November 2020 Futures	46.000	10/15/2020	144	144	(110)	(9)
Call - NYMEX Crude November 2020 Futures	46.500	10/15/2020	36	36	(25)	(2)
Call - NYMEX Crude November 2020 Futures	47.000	10/15/2020	300	300	(232)	(12)
Call - NYMEX Natural Gas November 2020 Futures	2.750	10/27/2020	5	50	(7)	(7)
Call - NYMEX Natural Gas November 2020 Futures	3.000	10/27/2020	30	300	(30)	(22)
Call - NYMEX WTI-Brent Crude Spread December 2020 Futures	3.000	10/29/2020	5	5	(3)	(6)

Total Written Options					$(1,459)	$(932)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum November Futures	11/2020	30	$1,314	$(23)	$0	$(23)
Arabica Coffee December Futures	12/2020	44	1,831	(172)	23	0
Brent (ICE) Dubai December Futures	12/2020	2	2	(3)	0	0
Brent (ICE) Dubai November Futures	11/2020	2	2	(3)	0	0
Brent (ICE) Dubai October Futures	10/2020	2	1	(4)	0	0
Brent 1st Line December Futures	12/2020	12	(13)	(6)	0	0
Brent 1st Line November Futures	11/2020	12	(13)	(7)	0	0
Brent 1st Line October Futures	10/2020	22	(24)	3	0	(1)
Brent 1st Line vs. Dubai 1st Line December Futures	12/2020	2	2	(5)	0	0
Brent 1st Line vs. Dubai 1st Line November Futures	11/2020	2	2	(5)	0	0
Brent 1st Line vs. Dubai 1st Line October Futures	10/2020	2	1	(5)	0	0
Brent Crude December Futures	10/2020	55	2,327	33	39	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Brent Crude December Futures	10/2021	537	$24,460	$(300)	$434	$0
Brent Crude December Futures	10/2022	94	4,449	(192)	71	0
Brent Crude January Futures	11/2020	138	5,900	(30)	106	0
Brent Crude March Futures	01/2022	146	6,723	201	117	0
California Carbon Allowance Future Vintage December Futures	12/2020	192	3,327	181	2	0
California Carbon Allowance Future Vintage December Futures	12/2021	125	2,245	32	0	0
Call Options Strike @ EUR 115.500 on Euro-Schatz December 2020 Futures(1)	11/2020	933	5	(1)	0	0
Call Options Strike @ EUR 116.900 on Euro-Schatz December 2020 Futures(1)	11/2020	655	4	(1)	0	0
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	3,731	22	(4)	0	0
Chicago Ethanol (Platts) December Futures	12/2020	56	3,140	426	88	0
Chicago Ethanol (Platts) February Futures	02/2021	4	224	3	6	0
Chicago Ethanol (Platts) January Futures	01/2021	60	3,314	276	95	0
Chicago Ethanol (Platts) March Futures	03/2021	8	453	11	12	0
Chicago Ethanol (Platts) November Futures	11/2020	6	346	73	11	0
Cocoa March Futures	03/2021	68	1,718	18	0	(24)
Copper March Futures	03/2021	29	2,203	74	32	0
Corn December Futures	12/2020	59	1,118	44	42	0
Corn July Futures	07/2021	173	3,436	348	115	0
Cotton No. 2 December Futures	12/2020	12	395	4	3	0
Cotton No. 2 March Futures	03/2021	16	532	11	4	0
Euro-Bobl December Futures	12/2020	145	22,980	24	10	(19)
Euro-Bund 10-Year Bond December Futures	12/2020	608	124,406	823	178	(250)
Gas Oil December Futures	12/2021	254	9,557	(183)	101	(1)
Gas Oil June Futures	06/2021	63	2,270	(150)	24	0
Gas Oil March Futures	03/2021	125	4,384	(466)	47	0
Gas Oil November Futures	11/2020	27	901	9	14	0
Gold 100 oz. December Futures	12/2020	224	42,459	82	0	(173)
Gold 100 oz. December Futures	12/2021	6	1,152	141	0	(5)
Gold 100 oz. June Futures	06/2021	1	191	38	0	(1)
Hard Red Winter Wheat March Futures	03/2021	120	3,110	298	194	0
Hard Red Winter Wheat May Futures	05/2021	23	603	40	36	0
Henry Hub Natural Gas April Futures	03/2021	20	140	3	0	0
Henry Hub Natural Gas April Futures	03/2022	12	74	(1)	0	0
Henry Hub Natural Gas August Futures	07/2021	12	84	3	0	0
Henry Hub Natural Gas August Futures	07/2022	12	74	(1)	0	0
Henry Hub Natural Gas December Futures	11/2021	8	61	7	0	0
Henry Hub Natural Gas December Futures	11/2022	12	82	7	0	0
Henry Hub Natural Gas February Futures	01/2022	12	92	18	0	0
Henry Hub Natural Gas January Futures	12/2021	12	94	19	0	0
Henry Hub Natural Gas July Futures	06/2021	12	84	3	0	0
Henry Hub Natural Gas July Futures	06/2022	12	74	(1)	0	0
Henry Hub Natural Gas June Futures	05/2021	20	139	2	0	0
Henry Hub Natural Gas June Futures	05/2022	12	73	(2)	0	0
Henry Hub Natural Gas March Futures	02/2022	12	87	12	0	0
Henry Hub Natural Gas May Futures	04/2021	20	137	1	0	0
Henry Hub Natural Gas May Futures	04/2022	12	72	(3)	0	0
Henry Hub Natural Gas November Futures	10/2021	8	58	4	0	0
Henry Hub Natural Gas November Futures	10/2022	12	76	2	0	0
Henry Hub Natural Gas October Futures	09/2021	12	85	4	0	0
Henry Hub Natural Gas October Futures	09/2022	12	74	(1)	0	(1)
Henry Hub Natural Gas September Futures	08/2021	12	84	3	0	0
Henry Hub Natural Gas September Futures	08/2022	12	73	(1)	0	0
Live Cattle December Futures	12/2020	98	4,404	122	0	(30)
LLS (Argus) vs. WTI Spread Calendar Swap December Futures	12/2020	1	1	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap November Futures	11/2020	1	1	(3)	0	0
LLS (Argus) vs. WTI Spread Calendar Swap October Futures	10/2020	1	1	(3)	0	0

34	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	1	$23	$7	$0	$0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	1	22	7	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	1	23	8	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures	02/2021	1	25	10	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures	01/2021	1	25	10	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	1	22	7	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	1	22	7	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures	03/2021	1	24	9	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	1	22	7	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	1	23	8	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	1	23	7	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	1	23	7	0	0
Natural Gas December Futures	11/2020	153	4,769	(91)	2	(2)
Natural Gas December Futures	11/2020	72	861	22	0	(39)
Natural Gas February Futures	01/2021	264	8,503	331	18	(1)
Natural Gas May Futures	04/2021	70	1,924	(4)	1	(1)
Natural Gas November Futures	10/2020	197	4,978	(427)	0	(71)
Natural Gas October Futures	09/2021	10	283	(3)	0	(1)
New York Harbor ULSD December Futures	11/2020	2	98	(10)	7	0
New York Harbor ULSD June Futures	05/2021	29	1,500	20	37	0
New York Harbor ULSD March Futures	02/2021	12	608	6	13	0
Nickel March Futures	03/2021	20	1,747	(119)	0	(119)
Put Options Strike @ EUR 130.500 on Euro-Bobl December 2020 Futures(1)	11/2020	145	1	0	0	0
Put Options Strike @ EUR 150.000 on Euro-Bund December 2020 Futures(1)	11/2020	500	6	(1)	0	0
Put Options Strike @ EUR 157.000 on Euro-Bund December 2020 Futures(1)	11/2020	108	1	0	0	0
RBOB Gasoline June Futures	05/2021	20	1,128	104	11	0
Silver December Futures	12/2020	33	3,877	(479)	0	(157)
Soybean January Futures	01/2021	11	565	33	17	0
Soybean November Futures	11/2021	4	193	(1)	0	(1)
Soybean Oil December Futures	12/2020	35	696	(8)	9	0
Sugar No. 11 March Futures	02/2021	152	2,300	53	15	0
U.S. Treasury 2-Year Note December Futures	12/2020	3,266	721,658	201	0	(26)
U.S. Treasury 5-Year Note December Futures	12/2020	3,332	419,936	386	0	(339)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	241	53,457	(831)	0	(482)
Wheat December Futures	12/2020	24	694	48	34	0
White Sugar March Futures	02/2021	70	1,314	5	13	0
WTI Brent Financial December Futures	12/2020	1	(2)	5	0	0
WTI Brent Financial November Futures	11/2020	1	(2)	5	0	0
WTI Brent Financial October Futures	10/2020	1	(2)	5	0	0
WTI Crude April Futures	03/2021	64	2,674	39	58	0
WTI Crude December Futures	11/2020	57	2,307	(16)	52	0
WTI Crude December Futures	11/2022	83	3,652	(88)	64	0
WTI Crude December Futures	11/2023	1	45	0	1	0
WTI Crude July Futures	06/2021	23	977	(26)	21	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
WTI Crude June Futures	05/2022	294	$12,798	$(250)	$244	$0
WTI Crude March Futures	02/2021	145	6,013	78	131	0
WTI Crude March Futures	02/2022	5	217	(14)	4	0
WTI Crude May Futures	04/2021	82	3,447	(617)	73	0
WTI Crude September Futures	08/2021	151	6,461	584	137	0
WTI Crude September Futures	08/2022	26	1,137	(35)	21	0
WTI Houston (Argus) vs. WTI Trade April Futures	03/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade August Futures	07/2021	5	4	(8)	0	0
WTI Houston (Argus) vs. WTI Trade December Futures	11/2021	5	5	(8)	0	0
WTI Houston (Argus) vs. WTI Trade February Futures	01/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade January Futures	12/2020	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade July Futures	06/2021	5	4	(8)	0	(1)
WTI Houston (Argus) vs. WTI Trade June Futures	05/2021	5	4	(8)	0	0
WTI Houston (Argus) vs. WTI Trade March Futures	02/2021	5	4	(9)	0	0
WTI Houston (Argus) vs. WTI Trade May Futures	04/2021	5	4	(8)	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2021	5	5	(8)	0	0
WTI Houston (Argus) vs. WTI Trade October Futures	09/2021	5	5	(8)	0	0
WTI Houston (Argus) vs. WTI Trade September Futures	08/2021	5	5	(8)	0	0
WTI Midland vs WTI Trade December Futures	11/2020	3	0	1	0	0
WTI Midland vs WTI Trade November Futures	10/2020	3	0	1	0	0
Zinc March Futures	03/2021	7	423	(27)	0	(27)
Zinc November Futures	11/2020	97	5,813	(129)	3	(132)

				$569	$2,790	$(1,927)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Aluminum March Futures	03/2021	63	$(2,804)	$93	$93	$0
Arabica Coffee March Futures	03/2021	1	(42)	(1)	0	(1)
Australia Government 3-Year Bond December Futures	12/2020	371	(31,172)	(86)	9	0
Australia Government 10-Year Bond December Futures	12/2020	137	(14,659)	(133)	18	0
Brent Crude December Futures	10/2023	132	(6,420)	(93)	0	(85)
Brent Crude June Futures	04/2021	382	(16,957)	759	0	(313)
Brent Crude June Futures	04/2022	257	(11,966)	(302)	0	(206)
Brent Crude June Futures	04/2023	139	(6,685)	45	0	(97)
Brent Crude March Futures	01/2021	17	(739)	(2)	0	(12)
Brent Crude September Futures	07/2021	51	(2,298)	56	0	(41)
Call Options Strike @ USD 46.500 on Brent Crude January 2021 Futures(1)	11/2020	132	(111)	9	0	(17)
Call Options Strike @ USD 47.000 on Brent Crude January 2021 Futures(1)	11/2020	228	(162)	36	0	(27)
Call Options Strike @ USD 47.500 on Brent Crude January 2021 Futures(1)	11/2020	96	(57)	17	0	(9)
Call Options Strike @ USD 48.000 on Brent Crude January 2021 Futures(1)	11/2020	48	(24)	19	0	(4)
Call Options Strike @ USD 49.000 on Brent Crude December 2020 Futures(1)	10/2020	60	(5)	45	0	(1)
Call Options Strike @ USD 49.500 on Brent Crude December 2020 Futures(1)	10/2020	72	(5)	51	0	(1)
Call Options Strike @ USD 50.000 on Brent Crude December 2020 Futures(1)	10/2020	228	(16)	165	0	(2)
Call Options Strike @ USD 50.500 on Brent Crude December 2020 Futures(1)	10/2020	36	(2)	25	0	0
Call Options Strike @ USD 51.000 on Brent Crude December 2020 Futures(1)	10/2020	156	(8)	104	0	0

36	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Cocoa December Futures	12/2020	38	$(967)	$(1)	$16	$0
Copper December Futures	12/2020	51	(3,866)	(18)	0	(54)
Corn March Futures	03/2021	183	(3,552)	(348)	0	(130)
Euro-BTP Italy Government Bond December Futures	12/2020	242	(41,873)	(737)	145	(153)
Euro-Buxl 30-Year Bond December Futures	12/2020	187	(48,822)	(794)	250	(259)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	114	(22,528)	(100)	62	(41)
Euro-Schatz December Futures	12/2020	5,319	(700,270)	(242)	94	(31)
Gas Oil December Futures	12/2020	19	(642)	26	0	(10)
Gas Oil June Futures	06/2022	33	(1,292)	43	0	(13)
Gas Oil March Futures	03/2022	82	(3,159)	29	0	(33)
Gas Oil September Futures	09/2021	82	(3,042)	16	0	(33)
Hard Red Winter Wheat December Futures	12/2020	6	(153)	(10)	0	(10)
Hard Red Winter Wheat July Futures	07/2021	3	(80)	(4)	0	(4)
Japan Government 10-Year Bond December Futures	12/2020	32	(46,153)	(114)	0	(15)
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap April Futures	04/2021	1	(21)	(6)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap August Futures	08/2021	1	(20)	(5)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap December Futures	12/2021	1	(21)	(6)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap February Futures	02/2021	1	(22)	(7)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap January Futures	01/2021	1	(22)	(7)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap July Futures	07/2021	1	(20)	(5)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap June Futures	06/2021	1	(20)	(5)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap March Futures	03/2021	1	(21)	(6)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap May Futures	05/2021	1	(20)	(5)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap November Futures	11/2021	1	(21)	(6)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap October Futures	10/2021	1	(21)	(6)	0	0
Mont Belvieu LDH Propane 5 Decimal (OPIS) Swap September Futures	09/2021	1	(20)	(6)	0	0
Natural Gas April Futures	03/2021	80	(2,235)	18	2	0
Natural Gas April Futures	03/2021	20	(224)	(7)	5	0
Natural Gas April Futures	03/2022	13	(156)	4	3	0
Natural Gas August Futures	07/2021	12	(134)	0	2	0
Natural Gas August Futures	07/2022	13	(155)	10	3	0
Natural Gas December Futures	11/2021	8	(110)	(21)	1	0
Natural Gas December Futures	11/2022	13	(179)	(14)	4	0
Natural Gas February Futures	01/2022	13	(161)	(12)	2	0
Natural Gas January Futures	12/2020	477	(15,584)	(430)	1	(38)
Natural Gas January Futures	12/2021	13	(180)	(15)	2	0
Natural Gas July Futures	06/2021	12	(135)	(1)	2	0
Natural Gas July Futures	06/2022	13	(155)	10	3	0
Natural Gas June Futures	05/2021	20	(216)	1	3	0
Natural Gas June Futures	05/2022	13	(149)	11	3	0
Natural Gas March Futures	02/2021	15	(465)	11	0	(1)
Natural Gas March Futures	02/2022	13	(172)	(7)	3	0
Natural Gas May Futures	04/2021	20	(226)	(2)	5	0
Natural Gas May Futures	04/2022	13	(156)	9	3	0
Natural Gas November Futures	10/2020	88	(987)	(53)	47	0
Natural Gas November Futures	10/2021	8	(102)	(15)	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Natural Gas November Futures	10/2022	13	$(166)	$(6)	$3	$0
Natural Gas October Futures	09/2021	8	(95)	(6)	2	0
Natural Gas October Futures	09/2022	13	(168)	(3)	3	0
Natural Gas September Futures	08/2021	12	(133)	(3)	2	0
Natural Gas September Futures	08/2022	13	(149)	11	3	0
Nickel November Futures	11/2020	62	(5,394)	133	138	(5)
Platinum January Futures	01/2021	156	(7,092)	35	0	(90)
RBOB Gasoline December Futures	11/2020	65	(3,181)	(101)	0	(32)
RBOB Gasoline March Futures	02/2021	186	(9,328)	(157)	0	(105)
RBOB Gasoline November Futures	10/2020	13	(645)	19	0	(6)
Soybean Meal December Futures	12/2020	42	(1,440)	(186)	0	(46)
Soybean November Futures	11/2020	128	(6,550)	(750)	0	(195)
U.S. Treasury 10-Year Note December Futures	12/2020	3,599	(502,173)	(775)	900	0
U.S. Treasury 10-Year Ultra Long-Term Bond December Futures	12/2020	491	(78,522)	(182)	230	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,293	(227,932)	1,632	1,212	0
United Kingdom Long Gilt December Futures	12/2020	874	(153,500)	(447)	508	(259)
Wheat July Futures	07/2021	4	(116)	1	5	0
Wheat March Futures	03/2021	116	(3,386)	(373)	0	(158)
Wheat May Futures	05/2021	34	(997)	(53)	0	(42)
WTI Crude August Futures	07/2021	32	(1,364)	(35)	0	(29)
WTI Crude December Futures	11/2021	401	(17,291)	562	0	(360)
WTI Crude January Futures	12/2020	13	(530)	15	0	(12)
WTI Crude June Futures	05/2021	277	(11,712)	568	0	(249)
WTI Crude June Futures	05/2023	33	(1,462)	38	0	(23)
WTI Crude November Futures	10/2020	8	(322)	(2)	0	(7)
WTI Houston (Argus) vs. WTI Trade December Futures	11/2020	1	(1)	3	0	0
WTI Houston (Argus) vs. WTI Trade November Futures	10/2020	1	(1)	3	0	0
WTI Midland vs WTI Trade April Futures	03/2021	5	(1)	6	0	0
WTI Midland vs WTI Trade August Futures	07/2021	5	(1)	5	0	0
WTI Midland vs WTI Trade December Futures	11/2021	5	(2)	5	0	0
WTI Midland vs WTI Trade February Futures	01/2021	5	0	6	0	0
WTI Midland vs WTI Trade January Futures	12/2020	5	0	6	0	0
WTI Midland vs WTI Trade July Futures	06/2021	5	(1)	5	0	0
WTI Midland vs WTI Trade June Futures	05/2021	5	(1)	6	0	0
WTI Midland vs WTI Trade March Futures	02/2021	5	(1)	6	0	0
WTI Midland vs WTI Trade May Futures	04/2021	5	(1)	6	0	0
WTI Midland vs WTI Trade November Futures	10/2021	5	(2)	5	0	0
WTI Midland vs WTI Trade October Futures	09/2021	5	(2)	5	0	0
WTI Midland vs WTI Trade September Futures	08/2021	5	(1)	5	0	0

				$(2,013)	$3,788	$(3,259)

Total Futures Contracts				$(1,444)	$6,578	$(5,186)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	2,180	$36	$(31)	$5	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570	$	1,200	(29)	31	2	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		2,400	(133)	128	(5)	1	0

							$(126)	$128	$2	$1	$0

38	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(3)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$ 17,480	$1,228	$(2,105)	$(877)	$0	$(47)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025	20,300	(855)	(12)	(867)	13	(22)
iTraxx Europe Main 32 5-Year Index	(1.000)	Quarterly	12/20/2024	EUR 12,200	(349)	101	(248)	0	(6)

					$24	$(2,016)	$(1,992)	$13	$(75)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month NZD-BBR	3.250%	Semi-Annual	03/21/2028	NZD	29,700	$91	$(4,399)	$(4,308)	$35	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026	$	5,100	(130)	(305)	(435)	8	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		7,300	(183)	(444)	(627)	13	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		900	77	(142)	(65)	2	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	2,495,000	(45)	(514)	(559)	0	(11)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		568,470	(11)	(122)	(133)	0	(2)
Receive	CPTFEMU	0.090	Maturity	05/15/2022	EUR	31,000	0	48	48	0	(30)
Receive	CPTFEMU	0.330	Maturity	07/15/2022		7,500	(1)	19	18	0	(4)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		5,200	(7)	(838)	(845)	18	0
Pay	CPTFEMU	1.950	Maturity	11/15/2048		2,020	7	811	818	9	0
Receive	CPURNSA	1.592	Maturity	09/20/2021	$	44,800	(4)	(279)	(283)	0	(46)
Receive	CPURNSA	2.069	Maturity	07/15/2022		10,500	0	(194)	(194)	0	(10)
Receive	CPURNSA	2.500	Maturity	07/15/2022		11,100	(988)	(357)	(1,345)	0	(10)
Receive	CPURNSA	2.210	Maturity	02/05/2023		63,290	0	(1,988)	(1,988)	0	(94)
Receive	CPURNSA	2.263	Maturity	04/27/2023		13,380	(4)	(509)	(513)	0	(14)
Receive	CPURNSA	2.263	Maturity	05/09/2023		10,270	0	(390)	(390)	0	(10)
Receive	CPURNSA	2.281	Maturity	05/10/2023		15,760	0	(641)	(641)	0	(44)
Receive	CPURNSA	1.794	Maturity	08/24/2027		90,200	0	792	792	12	0
Receive	CPURNSA	1.798	Maturity	08/25/2027		21,700	0	181	181	3	0
Receive	CPURNSA	1.890	Maturity	08/27/2027		40,100	0	40	40	5	0
Pay	CPURNSA	2.335	Maturity	02/05/2028		32,120	70	1,970	2,040	1	0
Pay	CPURNSA	2.353	Maturity	05/09/2028		10,270	0	704	704	0	(2)
Pay	CPURNSA	2.360	Maturity	05/09/2028		15,460	0	1,074	1,074	0	(3)
Pay	CPURNSA	2.364	Maturity	05/10/2028		15,760	0	1,102	1,102	0	(3)
Pay	CPURNSA	2.165	Maturity	04/16/2029		14,300	0	571	571	0	(3)
Pay	CPURNSA	1.954	Maturity	06/03/2029		32,350	0	570	570	3	0
Pay	CPURNSA	1.998	Maturity	07/25/2029		95,800	21	2,292	2,313	0	(27)
Receive	FRCPXTOB	1.345	Maturity	06/15/2021	EUR	12,400	0	(375)	(375)	11	0
Receive	FRCPXTOB	1.030	Maturity	03/15/2024		10,510	(2)	(448)	(450)	0	(12)
Pay	FRCPXTOB	1.618	Maturity	07/15/2028		8,760	0	1,110	1,110	7	0
Pay	FRCPXTOB	1.910	Maturity	01/15/2038		5,600	16	1,513	1,529	27	0
Pay	UKRPI	3.330	Maturity	01/15/2025	GBP	112,300	3,341	(1,559)	1,782	58	0
Pay	UKRPI	3.595	Maturity	11/15/2028		1,570	0	98	98	0	(3)
Pay	UKRPI	3.632	Maturity	12/15/2028		2,300	0	159	159	0	(5)
Pay	UKRPI	3.400	Maturity	01/15/2030		46,800	(20)	179	159	0	(137)
Pay	UKRPI	3.480	Maturity	01/15/2030		24,100	258	157	415	0	(71)
Receive	UKRPI	3.346	Maturity	05/15/2030		10,200	25	(182)	(157)	0	(31)
Pay	UKRPI	3.325	Maturity	08/15/2030		25,090	236	723	959	0	(96)

							$2,747	$427	$3,174	$212	$(668)

Total Swap Agreements							$2,645	$(1,461)	$1,184	$226	$(743)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability(7)
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$13	$6,578	$226	$6,817	$(932)	$(5,186)	$(745)	$(6,863)

(k)

Securities with an aggregate market value of $53,132 and cash of $4,722 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	Unsettled variation margin liability of $(2) for closed swap agreements is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
BOA	10/2020	$		66,973		DKK	428,141	$451	$0
	12/2020		CNH	2,657	$		382	0	(8)
	12/2020		DKK	428,141			67,048	0	(447)
	12/2020		SGD	144			105	0	(1)
	07/2021		EUR	57			65	0	(3)
	07/2021	$		247		EUR	225	18	0
	07/2022		EUR	350	$		389	0	(27)
BPS	10/2020		CLP	115,328			150	3	0

40	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2020		EUR	50,522	$		59,939	$704	$0
	10/2020		JPY	1,280,752			12,081	0	(63)
	10/2020	$		15,148		GBP	11,748	11	0
	10/2020			21,325		JPY	2,251,449	23	0
	10/2020			29		RUB	2,078	0	(2)
	11/2020		EUR	219	$		259	2	0
	11/2020		JPY	2,251,449			21,332	0	(23)
	11/2020		NZD	91,993			60,495	0	(362)
	11/2020		PLN	436			116	3	0
	12/2020		KRW	287,416			243	0	(4)
	07/2022		EUR	260			299	0	(10)
CBK	10/2020		CAD	1,311			997	13	0
	10/2020		DKK	195,761			29,642	0	(1,187)
	10/2020		GBP	107,631			142,292	3,410	0
	10/2020	$		16,542		CAD	22,131	78	0
	10/2020			46,493		DKK	296,392	184	0
	11/2020		CAD	22,131	$		16,544	0	(78)
	11/2020		MXN	352,685			15,412	0	(476)
	12/2020		DKK	296,392			46,546	0	(180)
	02/2021		MXN	179,135			7,799	0	(185)
	03/2021		PEN	16,987			4,743	34	0
FBF	12/2020	$		192		IDR	2,880,215	0	0
GLM	10/2020			20		RUB	1,462	0	(1)
	11/2020			57			4,199	0	(3)
	12/2020		DKK	64,933	$		10,217	0	(19)
	12/2020		TWD	10,201			353	0	(3)
	01/2021	$		88		EUR	81	7	0
	07/2021		EUR	350	$		419	5	0
	07/2021	$		276		EUR	232	0	(3)
	10/2022		EUR	38	$		44	0	(2)
HUS	10/2020		AUD	3,681			2,690	54	0
	10/2020		CAD	10,240			7,778	88	0
	10/2020		EUR	5,604			6,649	79	0
	10/2020		GBP	2,370			3,064	6	0
	10/2020		JPY	1,000,872			9,416	0	(74)
	10/2020	$		124,003		GBP	96,380	369	(7)
	11/2020		GBP	95,201	$		122,494	0	(369)
	12/2020	$		486		CNY	3,403	14	0
	12/2020			1,962		DKK	12,460	3	0
	02/2021			73		EUR	67	6	0
	04/2021			75			69	6	0
	05/2021			81			74	6	0
	06/2021			71			65	6	0
	08/2021			79			73	6	0
	09/2021			76			70	6	0
	11/2021			86			78	7	0
	12/2021			93			85	7	0
IND	03/2021			82			75	7	0
JPM	10/2020		DKK	90,669	$		13,761	0	(517)
	11/2020	$		85		EUR	72	0	(1)
	03/2021		EUR	75	$		84	0	(4)
	04/2021			69			78	0	(4)
	05/2021			74			83	0	(4)
	06/2021			65			74	0	(3)
	07/2021			701			796	0	(31)
	08/2021			73			82	0	(3)
	09/2021			70			79	0	(3)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2021		EUR	76	$		86	$0	$(4)
	11/2021			78			89	0	(4)
	12/2021			85			97	0	(4)
	01/2022			39			44	0	(2)
	02/2022			36			40	0	(2)
	03/2022			38			43	0	(2)
	04/2022			36			41	0	(2)
	05/2022			35			40	0	(2)
	06/2022			34			38	0	(2)
	07/2022			696			811	3	(20)
	08/2022			35			40	0	(2)
	09/2022			35			39	0	(2)
	11/2022			38			44	0	(2)
	12/2022			41			46	0	(2)
MYI	10/2020		AUD	14,600			10,506	49	0
	10/2020		CAD	5,477			4,152	39	0
	10/2020		DKK	398,129			60,211	0	(2,488)
	10/2020		JPY	1,239,135			11,685	0	(64)
	10/2020		NZD	91,993			61,837	979	0
	10/2020	$		9,204		AUD	13,027	126	0
	10/2020			10,619		JPY	1,119,195	0	(6)
	11/2020		AUD	13,027	$		9,205	0	(126)
	11/2020		JPY	1,119,195			10,623	7	0
	01/2021		EUR	68			77	0	(4)
	02/2021			56			63	0	(3)
	07/2021			263			314	4	0
NGF	12/2020	$		194		INR	14,585	3	0
RBC	01/2021		EUR	13	$		14	0	(1)
	02/2021			11			13	0	(1)
SCX	10/2020			110,738			132,525	2,690	0
	10/2020	$		11,583		AUD	16,338	119	0
	10/2020			1,257		GBP	987	16	0
	11/2020		AUD	16,338	$		11,584	0	(119)
	11/2020		EUR	166,494			195,367	32	0
	02/2021		ILS	454			132	0	(1)
SOG	10/2020		DKK	106,904			16,138	0	(697)
	11/2020	$		54		RUB	4,011	0	(2)
SSB	10/2020		GBP	1,673	$		2,223	64	0
	10/2020	$		22,358		JPY	2,354,795	0	(31)
	11/2020		JPY	2,354,795	$		22,367	31	0
TOR	10/2020		AUD	1,690			1,225	15	0
	10/2020		CAD	5,102			3,901	69	0
	10/2020		JPY	1,134,550			10,702	0	(55)
	10/2020	$		6,268		JPY	661,561	4	0
	11/2020		JPY	661,561	$		6,271	0	(4)
	07/2021		EUR	157			171	0	(14)
	10/2021	$		83		EUR	76	7	0
UAG	10/2020		AUD	53,524	$		38,659	322	0
	10/2020		JPY	1,731,691			16,296	0	(124)
	10/2020	$		31,087		AUD	44,130	521	0
	10/2020			1,176		GBP	886	0	(33)
	11/2020		AUD	44,130	$		31,089	0	(521)
	11/2020	$		78		RUB	5,798	0	(3)

Total Forward Foreign Currency Contracts								$10,716	$(8,456)

42	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	$64.000	10/07/2020	70,400	$3	$0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	73.000	10/07/2020	8,300	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 10/01/2050	76.000	10/07/2020	119,000	5	0

					$8	$0

STRADDLE OPTIONS

Counterparty	Description	Exercise Level(2)	Expiration Date	Notional Amount(1)	Cost(2)	Market Value
BOA	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000%	06/16/2023	127	$16	$15
MYC	Call & Put - OTC 1-Year vs. 30-Year Forward Volatility Agreement	0.000	06/16/2023	190	23	22

					$39	$37

Total Purchased Options					$47	$37

WRITTEN OPTIONS:

OPTIONS ON COMMODITY FUTURES CONTRACTS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Call - OTC Fuel Co. December 2020 Futures «	$13.000	12/31/2020	12	$(20)	$(79)
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	6	(8)	0
GST	Call - OTC Fuel Co. December 2020 Futures «	13.000	12/31/2020	20	(34)	(134)
	Call - OTC Fuel Co. December 2020 Futures «	14.500	12/31/2020	6	(14)	(49)
	Call - OTC QS Co. December 2020 Futures «	18.000	12/31/2020	3	(7)	0
	Call - OTC QS Co. December 2020 Futures «	21.000	12/31/2020	6	(8)	0
JPM	Call - OTC QS Co. December 2020 Futures «	18.100	12/31/2020	11	(28)	0
	Call - OTC QS Co. December 2020 Futures «	20.000	12/31/2020	12	(20)	0

					$(139)	$(262)

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900%	10/21/2020	9,700	$(10)	$(22)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	9,000	(15)	(26)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,100	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,100	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,200	(4)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	9,400	(7)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,200	(9)	(17)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	9,400	(12)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	2,300	(4)	(4)
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	8,000	(10)	(27)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	9,000	(18)	(38)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	5,700	(7)	(5)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	11/18/2020	7,300	$(6)	$(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	7,300	(8)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	3,000	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	4,800	(4)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	3,000	(4)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	4,800	(6)	(11)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	4,100	(9)	(9)
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	10,100	(13)	(42)
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	3,900	(4)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	6,100	(11)	(25)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	5,300	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	5,300	(13)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	5,400	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	5,400	(7)	(15)
FBF	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,400	(4)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,400	(10)	(17)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	1,500	(10)	(10)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	11,000	(8)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	4,000	(4)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	20,000	(39)	(83)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	8,700	(7)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	8,500	(7)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	8,500	(10)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,100	(2)	(2)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,600	(8)	(23)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	6,200	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	6,200	(16)	0
MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	3,600	(8)	(17)

						$(336)	$(497)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(3)	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Floor - OTC CPURNSA	218.803	Maximum of [(1 + 0.000%)[10] - (Final Index/Initial Index)] or 0	02/11/2021	85,000	$(863)	$0
GLM	Cap - OTC CPALEMU	100.152	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	31,400	(1,429)	(15)
JPM	Cap - OTC CPURNSA	234.781	Maximum of [(Final Index/Initial Index - 1) - 4.000%] or 0	05/16/2024	25,800	(179)	0
	Floor - OTC YOY CPURNSA	238.654	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/02/2020	40,600	(749)	0

						$(3,220)	$(15)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put -OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$101.438	10/07/2020	5,300	$(22)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	3,200	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	3,200	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	6,400	(20)	(1)

44	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$102.188	10/07/2020	4,200	$(13)	$0
GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	1,600	(3)	0
JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	4,000	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	2,100	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	3,700	(12)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	4,000	(9)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	1,000	(2)	0

					$(132)	$(2)

Total Written Options					$(3,827)	$(776)

SWAP AGREEMENTS:

COMMODITY FORWARD SWAPS

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	CBOT Wheat March Futures	$5.605	Maturity	02/19/2021	200,000	$0	$(47)	$0	$(47)
	Receive	EURMARGIN 1Q21	6.000	Maturity	03/31/2021	41,700	(137)	15	0	(122)
	Receive	EURMARGIN CAL21	6.120	Maturity	12/31/2021	19,800	(29)	(13)	0	(42)
	Receive	EUROBOBCO CAL21	5.900	Maturity	12/31/2021	22,800	(134)	93	0	(41)
	Receive	HOBR CAL21	14.100	Maturity	12/31/2021	6,000	0	(37)	0	(37)
	Pay	NAPHTHACO 2H20	3.300	Maturity	12/31/2020	300	0	(1)	0	(1)
	Receive	ULSDCO CAL21	9.170	Maturity	12/31/2021	12,000	(7)	(32)	0	(39)
CBK	Pay	EURMARGIN 2H20	4.220	Maturity	12/31/2020	51,300	0	46	46	0
	Receive	HOBR CAL21	15.670	Maturity	12/31/2021	33,360	(13)	(247)	0	(260)
	Receive	KCBT Wheat December Futures	4.555	Maturity	11/20/2020	135,000	0	73	73	0
	Receive	MEHCO 4Q20	2.100	Maturity	12/31/2020	5,100	0	3	3	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	9,000	1	13	14	0
	Receive	MEHMID CAL20-21	1.840	Maturity	12/31/2021	44,800	(1)	(53)	0	(54)
GST	Pay	CBOT Wheat March Futures	5.578	Maturity	02/19/2021	150,000	0	(39)	0	(39)
	Pay	CBOT Wheat March Futures	5.630	Maturity	02/19/2021	250,000	0	(52)	0	(52)
	Pay	CBOT Wheat March Futures	5.660	Maturity	02/19/2021	120,000	0	(21)	0	(21)
	Receive	EBOBFUEL CAL20	21.600	Maturity	12/31/2020	6,600	0	(80)	0	(80)
	Receive	EURMARGIN 4Q20	5.950	Maturity	12/31/2020	4,200	0	(11)	0	(11)
	Receive	EURMARGIN CAL21	3.500	Maturity	12/31/2021	12,000	0	6	6	0
	Receive	EURMARGIN G0-Z0	6.750	Maturity	12/31/2020	22,200	0	(76)	0	(76)
	Receive	EUROBOBCO CAL20	6.150	Maturity	12/31/2020	3,000	0	(8)	0	(8)
	Receive	HOBR CAL21	14.080	Maturity	12/31/2021	6,000	0	(37)	0	(37)
	Pay	HOBR CAL21	17.320	Maturity	12/31/2021	34,800	0	328	328	0
	Pay	HOBR CAL21	17.470	Maturity	12/31/2021	24,000	0	230	230	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	KCBT Wheat March Futures	$0.763	Maturity	02/19/2021	205,000	$0	$22	$22	$0
	Receive	KCBT Wheat March Futures	4.820	Maturity	02/19/2021	100,000	0	36	36	0
	Receive	KCBT Wheat March Futures	4.900	Maturity	02/19/2021	130,000	0	37	37	0
	Receive	KCBT Wheat March Futures	4.940	Maturity	02/19/2021	130,000	0	31	31	0
	Receive	MEHDUB CAL20	0.750	Maturity	12/31/2020	1,800	0	1	1	0
JPM	Pay	CBOT Wheat December Futures	5.373	Maturity	11/20/2020	140,000	0	(57)	0	(57)
	Pay	CBOT Wheat March Futures	5.539	Maturity	02/19/2021	145,000	0	(43)	0	(43)
	Receive	EBOBFUEL CAL20	21.950	Maturity	12/31/2020	5,100	0	(63)	0	(63)
	Pay	EURMARGIN 2H20	4.400	Maturity	12/31/2020	39,000	0	42	42	0
	Receive	EURMARGIN CAL21	6.350	Maturity	12/31/2021	25,680	(38)	(22)	0	(60)
	Receive	EURMARGIN G0-Z0	6.900	Maturity	12/31/2020	11,049	0	(40)	0	(40)
	Receive	EUROBOBCO CAL20	6.800	Maturity	12/31/2020	6,000	(5)	(16)	0	(21)
	Receive	EUROBOBCO CAL21	7.700	Maturity	12/31/2021	114,000	(592)	182	0	(410)
	Pay	GCZ0 Index	1,880.000	Maturity	11/25/2020	3,400	0	(53)	0	(53)
	Pay	GCZ0 Index	1,882.000	Maturity	11/25/2020	3,300	0	(45)	0	(45)
	Pay	GCZ0 Index	1,900.000	Maturity	11/25/2020	800	0	4	4	0
	Receive	GOLDLNPM Index	1,821.840	Maturity	11/27/2020	7,500	0	526	526	0
	Receive	HOBR CAL21	15.500	Maturity	12/31/2021	7,440	0	(57)	0	(57)
	Receive	LLSCO CAL21	1.700	Maturity	12/31/2021	20,400	0	10	10	0
	Receive	LLSDUB CAL20	0.200	Maturity	12/31/2020	3,600	0	1	1	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	14,400	1	9	10	0
	Receive	MEHCO CAL20	3.100	Maturity	12/31/2020	3,000	0	5	5	0
	Receive	MEHCO CAL22	2.820	Maturity	12/31/2022	25,200	0	17	17	0
MAC	Receive	EBOBFUEL CAL20	22.100	Maturity	12/31/2020	5,100	0	(64)	0	(64)
	Receive	EURMARGIN CAL21	3.100	Maturity	12/31/2021	93,600	0	84	84	0
	Receive	EURMARGIN G0-Z0	7.230	Maturity	12/31/2020	23,100	0	(90)	0	(90)
	Receive	EUROBOBCO CAL20	6.700	Maturity	12/31/2020	3,000	0	(10)	0	(10)
	Receive	EUROBOBCO CAL21	4.950	Maturity	12/31/2021	81,600	(461)	392	0	(69)
	Receive	HOBR CAL21	16.250	Maturity	12/31/2021	12,000	0	(100)	0	(100)
	Receive	KCBT Wheat March Futures	4.843	Maturity	02/19/2021	150,000	0	51	51	0
	Receive	LLSCO CAL22	2.800	Maturity	12/31/2022	8,400	2	5	7	0
	Receive	LLSDUB CAL20	0.300	Maturity	12/31/2020	1,800	0	1	1	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	9,300	0	6	6	0
	Receive	MEHCO CAL21	3.250	Maturity	12/31/2021	15,600	0	26	26	0
	Receive	MEHDUB CAL20	0.700	Maturity	12/31/2020	6,000	2	0	2	0
	Receive	MEHMID CAL21	1.100	Maturity	12/31/2021	13,200	0	(6)	0	(6)
	Receive	ULSDCO CAL21	6.775	Maturity	12/31/2021	12,000	0	(10)	0	(10)
MYC	Receive	EBOBFUEL CAL20	21.500	Maturity	12/31/2020	4,020	0	(48)	0	(48)
	Pay	EURMARGIN 2H20	4.080	Maturity	12/31/2020	72,000	0	54	54	0
	Receive	EURMARGIN 4Q20	5.850	Maturity	12/31/2020	5,700	0	(15)	0	(15)
	Receive	EURMARGIN CAL21	3.000	Maturity	12/31/2021	3,600	0	4	4	0
	Receive	EURMARGIN CAL21	3.450	Maturity	12/31/2021	10,200	0	6	6	0
	Receive	EURMARGIN CAL21	3.470	Maturity	12/31/2021	3,600	0	2	2	0
	Receive	EURMARGIN G0-Z0	7.550	Maturity	12/31/2020	81,900	0	(346)	0	(346)
	Receive	EUROBOBCO CAL20	8.220	Maturity	12/31/2020	6,000	0	(29)	0	(29)
	Receive	EUROBOBCO CAL21	1.900	Maturity	12/31/2021	14,400	0	86	86	0
	Receive	EUROBOBCO CAL21	3.550	Maturity	12/31/2021	4,800	0	3	3	0
	Receive	EUROBOBCO CAL21	4.970	Maturity	12/31/2021	7,200	0	(6)	0	(6)
	Receive	EUROBOBCO CAL21	5.250	Maturity	12/31/2021	1,200	0	(1)	0	(1)
	Receive	EUROBOBCO CAL21	5.350	Maturity	12/31/2021	12,000	0	(15)	0	(15)
	Receive	EUROBOBCO CAL21	5.600	Maturity	12/31/2021	10,800	0	(16)	0	(16)
	Receive	EUROBOBCO CAL21	5.750	Maturity	12/31/2021	6,000	0	(10)	0	(10)

46	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive	Underlying Reference Commodity	Fixed Price Per Unit	Payment Frequency	Maturity Date	# of Units	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Receive	EUROBOBCO CAL21	$5.800	Maturity	12/31/2021	8,400	$0	$(14)	$0	$(14)
	Receive	EUROBOBCO CAL21	7.650	Maturity	12/31/2021	7,200	0	(26)	0	(26)
	Receive	HOBR CAL21	15.450	Maturity	12/31/2021	6,000	0	(45)	0	(45)
	Receive	LLSCO CAL21	1.810	Maturity	12/31/2021	4,800	0	3	3	0
	Receive	LLSCO CAL22	2.500	Maturity	12/31/2022	8,400	0	5	5	0
	Receive	MEHCO 4Q20	2.130	Maturity	12/31/2020	4,500	0	3	3	0
	Receive	MEHCO 4Q20	2.200	Maturity	12/31/2020	9,900	0	7	7	0
	Pay	MEHCO 4Q20	1.600	Maturity	12/31/2020	4,800	0	0	0	0
	Pay	MEHCO 4Q20	1.620	Maturity	12/31/2020	4,500	0	0	0	0
	Pay	MEHCO 4Q20	1.670	Maturity	12/31/2020	9,300	0	(1)	0	(1)
	Pay	MEHCO 4Q20	1.700	Maturity	12/31/2020	9,000	0	(2)	0	(2)
	Pay	MEHCO 4Q20	1.720	Maturity	12/31/2020	4,500	0	(1)	0	(1)
	Receive	MEHCO CAL20	3.000	Maturity	12/31/2020	3,000	0	4	4	0
	Receive	MEHCO CAL22	2.680	Maturity	12/31/2022	4,800	0	2	2	0
	Receive	MEHDUB CAL20	0.350	Maturity	12/31/2020	3,000	0	0	0	0
	Receive	ULSDCO 2H20	10.620	Maturity	12/31/2020	7,500	0	(47)	0	(47)
	Receive	ULSDCO CAL21	6.630	Maturity	12/31/2021	6,000	0	(4)	0	(4)
	Receive	ULSDCO CAL21	9.030	Maturity	12/31/2021	3,600	0	(11)	0	(11)

							$(1,411)	$407	$1,798	$(2,802)

TOTAL RETURN SWAPS ON COMMODITY INDICES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	BCOMTR Index	2,679,558	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$410,586	$0	$(5,425)	$0	$(5,425)
	Pay	SPGCESTR Index	35,198	0.260% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	10,756	0	(60)	0	(60)
CBK	Receive	BCOMTR Index	97,210	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	14,895	0	(197)	0	(197)
	Receive	CIXBSTR3 Index	692,892	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	115,781	0	(1,502)	0	(1,502)
CIB	Receive	BCOMTR Index	119,738	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	18,347	0	(242)	0	(242)
	Receive	PIMCODB Index (7)	721,305	0.000%	Monthly	02/16/2021	56,775	0	(1,301)	0	(1,301)
FBF	Receive	BCOMTR Index	1,659,212	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	254,239	0	(3,356)	0	(3,356)
GST	Receive	BCOMF1TC Index (8)	1,136,646	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	271,271	0	(1,775)	0	(1,775)
	Receive	BCOMTR Index	895,475	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	137,213	0	(1,813)	0	(1,813)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	BCOMTR1 Index (9)	1,106,492	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$185,421	$0	$(2,451)	$0	$(2,451)
	Receive	BCOMTR2 Index(10)	506,623	0.240% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	78,148	0	(1,019)	0	(1,019)
	Receive	CMDSKEWLS Index	140,790	0.250%	Monthly	02/16/2021	21,350	0	(125)	0	(125)
JPM	Pay	BCOMTR Index	194,754	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	01/15/2021	29,842	0	394	394	0
	Receive	JMABDEWE Index(11)	24,207	0.300%	Monthly	02/16/2021	30,950	0	426	426	0
	Receive	JMABNIC2 Index(12)	207,647	0.170%	Monthly	02/16/2021	83,691	0	(296)	0	(296)
	Receive	SPGCESTR Index	35,198	0.260% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	10,756	0	60	60	0
MAC	Receive	BCOMTR Index	236,548	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	36,246	0	(479)	0	(479)
	Receive	BCOMTR1 Index(13)	1,215,042	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	90,936	0	(1,202)	0	(1,202)
	Receive	BCOMTR2 Index(14)	1,994,812	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	162,563	0	(2,091)	0	(2,091)
	Receive	PIMCODB Index	103,013	0.000%	Monthly	02/16/2021	7,974	0	(167)	0	(167)
MEI	Receive	BCOMTR Index	1,240,461	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	190,074	0	(2,511)	0	(2,511)
	Receive	BCOMTR1 Index(15)	367,733	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	45,500	0	(601)	0	(601)
	Receive	BCOMTR2 Index(16)	658,442	0.220% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	75,238	0	(1,012)	0	(1,012)
MYC	Receive	BCOMTR Index	863,397	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	132,297	0	(1,747)	0	(1,747)
	Receive	BCOMTR1 Index(17)	193,730	0.250% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	85,408	0	(1,129)	0	(1,129)
RBC	Receive	RBCAEC0T Index(18)	838,405	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	43,761	0	(588)	0	(588)
	Receive	RBCAECR1 Index	303,641	0.210% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	20,885	0	(141)	0	(141)

48	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	RBCAECT0 Index	4,309,621	0.200% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	$221,535	$0	$(2,977)	$0	$(2,977)
SOG	Receive	BCOMTR Index	884,825	0.230% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	135,581	0	(1,792)	0	(1,792)
UAG	Receive	BCOMTR Index	300,310	0.180% (3-Month U.S. Treasury Bill rate plus a specified spread)	Monthly	02/16/2021	46,016	0	(607)	0	(607)

								$0	$(35,726)	$880	$(36,606)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/ Receive(4)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.180%	Maturity	10/01/2020	$16,500	$0	$(69)	$0	$(69)
	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.180%	Maturity	10/05/2020	282,000	0	(358)	0	(358)
GLM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.190%	Maturity	10/08/2020	48,100	0	29	29	0
JPM	Receive	United States Treasury Inflation Indexed Bonds	N/A	0.200%	Maturity	10/13/2020	12,900	0	329	329	0

								$0	$(69)	$358	$(427)

VOLATILITY SWAPS

Counterparty	Pay/ Receive Volatility	Reference Entity	Volatility Strike	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Pay	GOLDLNPM Index(5)	4.973%	Maturity	05/13/2021	$1,166	$0	$10	$10	$0
JPM	Pay	GOLDLNPM Index(5)	6.970	Maturity	08/02/2024	600	0	9	9	0

							$0	$19	$19	$0

Total Swap Agreements							$(1,411)	$(35,369)	$3,055	$(39,835)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$469	$15	$0	$484	$(486)	$(101)	$0	$(587)	$(103)	$287	$184
BPS	746	0	10	756	(464)	(190)	(6,241)	(6,895)	(6,139)	8,642	2,503
BRC	0	0	0	0	0	(42)	0	(42)	(42)	0	(42)
CBK	3,719	0	136	3,855	(2,106)	0	(2,013)	(4,119)	(264)	291	27
CIB	0	0	0	0	0	0	(1,543)	(1,543)	(1,543)	2,141	598
DUB	0	0	0	0	0	(51)	0	(51)	(51)	(40)	(91)
FAR	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
FBF	0	0	0	0	0	(19)	(3,356)	(3,375)	(3,375)	5,528	2,153
GLM	12	0	29	41	(31)	(15)	0	(46)	(5)	(1,640)	(1,645)
GST	0	0	691	691	0	(315)	(7,507)	(7,822)	(7,131)	12,898	5,767
HUS	663	0	0	663	(450)	0	0	(450)	213	(330)	(117)
IND	7	0	0	7	0	0	0	0	7	0	7
JPM	3	0	1,833	1,836	(622)	(25)	(1,145)	(1,792)	44	266	310
MAC	0	0	177	177	0	0	(4,288)	(4,288)	(4,111)	6,679	2,568
MEI	0	0	0	0	0	0	(4,124)	(4,124)	(4,124)	6,804	2,680
MYC	0	22	179	201	0	(17)	(3,513)	(3,530)	(3,329)	(1,502)	(4,831)
MYI	1,204	0	0	1,204	(2,691)	0	0	(2,691)	(1,487)	1,029	(458)
NGF	3	0	0	3	0	0	0	0	3	0	3
RBC	0	0	0	0	(2)	0	(3,706)	(3,708)	(3,708)	6,012	2,304
SCX	2,857	0	0	2,857	(120)	0	0	(120)	2,737	(2,630)	107
SOG	0	0	0	0	(699)	0	(1,792)	(2,491)	(2,491)	3,607	1,116
SSB	95	0	0	95	(31)	0	0	(31)	64	0	64
TOR	95	0	0	95	(73)	0	0	(73)	22	0	22
UAG	843	0	0	843	(681)	0	(607)	(1,288)	(445)	394	(51)

Total Over the Counter	$10,716	$37	$3,055	$13,808	$(8,456)	$(776)	$(39,835)	$(49,067)

(m)

Securities with an aggregate market value of $63,918 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	Exercise level and final cost determined on a future date, based upon implied volatility parameters.
(3)	YOY options may have a series of expirations.
(4)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(5)	Variance Swap
(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

(7)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	1.8%	$1,050
Arabica Coffee December 2020 Futures	1.1	621
Arabica Coffee March 2021 Futures	2.6	1,486
Brent Crude March 2021 Futures	1.3	754
Cocoa December 2020 Futures	0.3	181
Cocoa March 2021 Futures	2.3	1,321
Copper December 2020 Futures	5.5	3,123
Copper March 2021 Futures	7.0	3,967
Corn December 2020 Futures	1.3	758
Corn March 2021 Futures	7.0	3,987
Cotton No. 02 December 2020 Futures	0.5	309
Cotton No. 02 March 2021 Futures	4.6	2,586
Gas Oil March 2021 Futures	1.0	574
Gold 100 oz. December 2020 Futures	10.0	5,653
Gold 100 oz. February 2021 Futures	3.8	2,153
Hard Red Winter Wheat December 2020 Futures	0.9	520
Lean Hogs February 2021 Futures	1.4	780
Live Cattle December 2020 Futures	2.3	1,310
New York Harbor ULSD March 2021 Futures	1.1	650
Nickel March 2021 Futures	2.4	1,352
Nickel November 2020 Futures	4.8	2,709

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas March 2022 Futures	3.9%	$2,222
NYMEX - Natural Gas November 2022 Futures	4.6	2,588
Platinum January 2021 Futures	1.7	981
RBOB Gasoline March 2021 Futures	5.3	3,010
Silver December 2020 Futures	5.9	3,331
Soybean Meal December 2020 Futures	0.5	269
Soybean Meal March 2021 Futures	3.5	1,975
Soybean Oil December 2020 Futures	1.6	925
Soybean Oil March 2021 Futures	3.4	1,947
Soybeans March 2021 Futures	3.1	1,737
Soybeans November 2020 Futures	0.5	269
Sugar No. 11 March 2021 Futures	5.9	3,325
Wheat December 2020 Futures	0.7	383
WTI Crude March 2021 Futures	3.1	1,768
Zinc March 2021 Futures	0.6	367
Zinc November 2020 Futures	4.5	2,552

Total Long Futures Contracts		$63,493

Cash	(11.8)%	$(6,718)

Total Notional Amount		$56,775

(8)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.2%	$11,312
Arabica Coffee December 2020 Futures	2.5	6,647
Brent Crude January 2021 Futures	4.4	11,868
Copper December 2020 Futures	7.5	20,431
Corn December 2020 Futures	5.7	15,547
Cotton No. 02 December 2020 Futures	1.4	3,800
Gas Oil January 2021 Futures	1.4	3,895
Gold 100 oz. December 2020 Futures	16.3	44,349
Hard Red Winter Wheat December 2020 Futures	1.6	4,312
Lean Hogs December 2020 Futures	1.6	4,382
Live Cattle December 2020 Futures	3.6	9,652
New York Harbor ULSD November 2020 Futures	1.2	3,240
Nickel November 2020 Futures	2.9	7,746
NYMEX - Natural Gas January 2022 Futures	12.0	32,661

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.5%	$4,163
Silver December 2020 Futures	4.8	13,051
Soybean Meal December 2020 Futures	3.7	10,137
Soybean Oil December 2020 Futures	2.8	7,474
Soybeans November 2020 Futures	6.1	16,525
Sugar No. 11 March 2021 Futures	3.0	8,091
Wheat December 2020 Futures	3.2	8,641
WTI Crude November 2020 Futures	5.1	13,902
Zinc November 2020 Futures	3.5	9,445

Total Long Futures Contracts		$271,271

Total Notional Amount		$271,271

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(9)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$7,952
Arabica Coffee December 2020 Futures	2.5	4,673
Brent Crude January 2021 Futures	4.5	8,343
Copper December 2020 Futures	7.8	14,362
Corn December 2020 Futures	5.9	10,929
Cotton No. 02 December 2020 Futures	1.4	2,671
Gas Oil November 2020 Futures	1.4	2,668
Gold 100 oz. December 2020 Futures	16.8	31,176
Hard Red Winter Wheat December 2020 Futures	1.6	3,031
Lean Hogs December 2020 Futures	1.7	3,081
Live Cattle December 2020 Futures	3.7	6,785
New York Harbor ULSD November 2020 Futures	1.2	2,278
Nickel November 2020 Futures	2.9	5,445
NYMEX - Natural Gas November 2022 Futures	9.6	17,758

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.6%	$2,926
Silver December 2020 Futures	4.9	9,174
Soybean Meal December 2020 Futures	3.8	7,126
Soybean Oil December 2020 Futures	2.8	5,254
Soybeans November 2020 Futures	6.3	11,616
Sugar No. 11 March 2021 Futures	3.1	5,687
Wheat December 2020 Futures	3.3	6,074
WTI Crude November 2020 Futures	5.3	9,772
Zinc November 2020 Futures	3.6	6,640

Total Long Futures Contracts		$185,421

Total Notional Amount		$185,421

(10)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$3,351
Arabica Coffee December 2020 Futures	2.5	1,969
Brent Crude January 2021 Futures	4.5	3,516
Copper December 2020 Futures	7.7	6,053
Corn December 2020 Futures	5.9	4,606
Cotton No. 02 December 2020 Futures	1.4	1,126
Gas Oil November 2020 Futures	1.4	1,125
Gold 100 oz. December 2020 Futures	16.8	13,139
Hard Red Winter Wheat December 2020 Futures	1.6	1,277
Lean Hogs December 2020 Futures	1.7	1,298
Live Cattle December 2020 Futures	3.7	2,860
New York Harbor ULSD November 2020 Futures	1.2	960
Nickel November 2020 Futures	2.9	2,295
NYMEX - Natural Gas November 2022 Futures	9.6	7,485

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.6%	$1,233
Silver December 2020 Futures	5.0	3,867
Soybean Meal December 2020 Futures	3.8	3,003
Soybean Oil December 2020 Futures	2.8	2,214
Soybeans November 2020 Futures	6.3	4,896
Sugar No. 11 March 2021 Futures	3.1	2,397
Wheat December 2020 Futures	3.3	2,560
WTI Crude November 2020 Futures	5.3	4,119
Zinc November 2020 Futures	3.6	2,799

Total Long Futures Contracts		$78,148

Total Notional Amount		$78,148

52	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

(11)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude December 2020 Futures	31.0%	$9,594
LME - Copper November 2022 Futures	7.0	2,166
Nickel November 2020 Futures	6.9	2,145
RBOB Gasoline November 2020 Futures	13.4	4,155
Soybean Meal December 2020 Futures	17.8	5,514
Soybeans November 2020 Futures	24.5	7,578

Total Long Futures Contracts		$31,152

Cash	100.0%	$30,954

		$62,106

Total Notional Amount

Referenced Commodity – Short Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	(6.8)%	$(2,113)
Arabica Coffee December 2020 Futures	(3.7)	(1,131)
Cocoa December 2020 Futures	(3.6)	(1,101)
Corn December 2020 Futures	(17.9)	(5,547)
ICE - Natural Gas November 2020 Futures	(3.1)	(965)
Lean Hogs December 2020 Futures	(3.7)	(1,140)
New York Harbor ULSD November 2020 Futures	(27.5)	(8,506)
NYMEX - Natural Gas November 2022 Futures	(6.3)	(1,957)
Wheat December 2020 Futures	(18.1)	(5,615)
Zinc November 2020 Futures	(6.8)	(2,116)
Natural Gas November 2020 Futures	(3.1)	(965)

Total Short Futures Contracts		$(31,156)

		$30,950

(12)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Brent Crude March 2021 Futures	11.3%	$9,418
Copper March 2021 Futures	10.0	8,381
Gas Oil January 2021 Futures	4.5	3,751
Gold 100 oz. February 2021 Futures	17.9	15,016
Lean Hogs February 2021 Futures	0.9	743
Live Cattle February 2021 Futures	1.9	1,581
New York Harbor ULSD January 2021 Futures	4.6	3,808
Nickel January 2021 Futures	9.7	8,136

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline January 2021 Futures	6.7%	$5,598
Silver March 2021 Futures	5.3	4,412
Soybean Meal January 2021 Futures	7.7	6,486
Soybeans January 2021 Futures	17.6	14,755
Sugar No. 11 March 2021 Futures	1.9	1,600

Total Long Futures Contracts		$83,685

Cash	0.0%	$6

Total Notional Amount		$83,691

(13)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$3,900
Arabica Coffee December 2020 Futures	2.5	2,292
Brent Crude January 2021 Futures	4.5	4,092
Copper December 2020 Futures	7.7	7,044
Corn December 2020 Futures	5.9	5,360
Cotton No. 02 December 2020 Futures	1.4	1,310
Gas Oil November 2020 Futures	1.4	1,308
Gold 100 oz. December 2020 Futures	16.8	15,289
Hard Red Winter Wheat December 2020 Futures	1.6	1,486
Lean Hogs December 2020 Futures	1.7	1,511
Live Cattle December 2020 Futures	3.7	3,328
New York Harbor ULSD November 2020 Futures	1.2	1,117
Nickel November 2020 Futures	3.0	2,670

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2022 Futures	9.6%	$8,709
RBOB Gasoline November 2020 Futures	1.6	1,435
Silver December 2020 Futures	4.9	4,499
Soybean Meal December 2020 Futures	3.8	3,495
Soybean Oil December 2020 Futures	2.8	2,577
Soybeans November 2020 Futures	6.3	5,697
Sugar No. 11 March 2021 Futures	3.1	2,789
Wheat December 2020 Futures	3.3	2,979
WTI Crude November 2020 Futures	5.3	4,793
Zinc November 2020 Futures	3.6	3,256

Total Long Futures Contracts		$90,936

Total Notional Amount		$90,936

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(14)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$6,971
Arabica Coffee December 2020 Futures	2.5	4,097
Brent Crude January 2021 Futures	4.5	7,314
Copper December 2020 Futures	7.7	12,592
Corn December 2020 Futures	5.9	9,582
Cotton No. 02 December 2020 Futures	1.4	2,342
Gas Oil November 2020 Futures	1.4	2,339
Gold 100 oz. December 2020 Futures	16.8	27,332
Hard Red Winter Wheat December 2020 Futures	1.7	2,658
Lean Hogs December 2020 Futures	1.7	2,701
Live Cattle December 2020 Futures	3.7	5,949
New York Harbor ULSD November 2020 Futures	1.2	1,997
Nickel November 2020 Futures	2.9	4,774
NYMEX - Natural Gas November 2022 Futures	9.6	15,569

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.6%	$2,566
Silver December 2020 Futures	4.9	8,043
Soybean Meal December 2020 Futures	3.8	6,247
Soybean Oil December 2020 Futures	2.8	4,606
Soybeans November 2020 Futures	6.3	10,184
Sugar No. 11 March 2021 Futures	3.1	4,986
Wheat December 2020 Futures	3.3	5,325
WTI Crude November 2020 Futures	5.3	8,568
Zinc November 2020 Futures	3.6	5,821

Total Long Futures Contracts		$162,563

Total Notional Amount		$162,563

(15)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$1,951
Arabica Coffee December 2020 Futures	2.5	1,147
Brent Crude January 2021 Futures	4.5	2,047
Copper December 2020 Futures	7.7	3,524
Corn December 2020 Futures	5.9	2,682
Cotton No. 02 December 2020 Futures	1.4	655
Gas Oil November 2020 Futures	1.4	655
Gold 100 oz. December 2020 Futures	16.8	7,650
Hard Red Winter Wheat December 2020 Futures	1.6	744
Lean Hogs December 2020 Futures	1.7	756
Live Cattle December 2020 Futures	3.7	1,665
New York Harbor ULSD November 2020 Futures	1.2	559
Nickel November 2020 Futures	3.0	1,336

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2022 Futures	9.6%	$4,358
RBOB Gasoline November 2020 Futures	1.6	718
Silver December 2020 Futures	4.9	2,251
Soybean Meal December 2020 Futures	3.8	1,748
Soybean Oil December 2020 Futures	2.8	1,289
Soybeans November 2020 Futures	6.3	2,851
Sugar No. 11 March 2021 Futures	3.1	1,396
Wheat December 2020 Futures	3.3	1,491
WTI Crude November 2020 Futures	5.3	2,398
Zinc November 2020 Futures	3.6	1,629

Total Long Futures Contracts		$45,500

Total Notional Amount		$45,500

(16)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$3,226
Arabica Coffee December 2020 Futures	2.5	1,896
Brent Crude January 2021 Futures	4.5	3,385
Copper December 2020 Futures	7.8	5,828
Corn December 2020 Futures	5.9	4,435
Cotton No. 02 December 2020 Futures	1.4	1,084
Gas Oil November 2020 Futures	1.4	1,083
Gold 100 oz. December 2020 Futures	16.8	12,650
Hard Red Winter Wheat December 2020 Futures	1.6	1,230
Lean Hogs December 2020 Futures	1.7	1,250
Live Cattle December 2020 Futures	3.7	2,753
New York Harbor ULSD November 2020 Futures	1.2	924
Nickel November 2020 Futures	2.9	2,209

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
NYMEX - Natural Gas November 2022 Futures	9.6%	$7,206
RBOB Gasoline November 2020 Futures	1.6	1,187
Silver December 2020 Futures	4.9	3,723
Soybean Meal December 2020 Futures	3.8	2,891
Soybean Oil December 2020 Futures	2.8	2,132
Soybeans November 2020 Futures	6.3	4,714
Sugar No. 11 March 2021 Futures	3.1	2,308
Wheat December 2020 Futures	3.3	2,465
WTI Crude November 2020 Futures	5.3	3,965
Zinc November 2020 Futures	3.6	2,694

Total Long Futures Contracts		$75,238

Total Notional Amount		$75,238

54	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

(17)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$3,663
Arabica Coffee December 2020 Futures	2.5	2,152
Brent Crude January 2021 Futures	4.5	3,843
Copper December 2020 Futures	7.8	6,616
Corn December 2020 Futures	5.9	5,034
Cotton No. 02 December 2020 Futures	1.4	1,230
Gas Oil November 2020 Futures	1.4	1,229
Gold 100 oz. December 2020 Futures	16.8	14,360
Hard Red Winter Wheat December 2020 Futures	1.6	1,396
Lean Hogs December 2020 Futures	1.7	1,419
Live Cattle December 2020 Futures	3.7	3,125
New York Harbor ULSD November 2020 Futures	1.2	1,049
Nickel November 2020 Futures	2.9	2,508
NYMEX - Natural Gas November 2022 Futures	9.6	8,180

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.6%	$1,348
Silver December 2020 Futures	4.9	4,226
Soybean Meal December 2020 Futures	3.8	3,282
Soybean Oil December 2020 Futures	2.8	2,420
Soybeans November 2020 Futures	6.3	5,351
Sugar No. 11 March 2021 Futures	3.1	2,620
Wheat December 2020 Futures	3.3	2,798
WTI Crude November 2020 Futures	5.3	4,501
Zinc November 2020 Futures	3.6	3,058

Total Long Futures Contracts		$85,408

Total Notional Amount		$85,408

(18)	The following table represents the individual positions within the total return swap as of September 30, 2020:

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
Aluminum November 2022 Futures	4.3%	$1,877
Arabica Coffee December 2020 Futures	2.5	1,103
Brent Crude January 2021 Futures	4.5	1,969
Copper December 2020 Futures	7.8	3,390
Corn December 2020 Futures	5.9	2,579
Cotton No. 02 December 2020 Futures	1.4	630
Gas Oil November 2020 Futures	1.4	630
Gold 100 oz. December 2020 Futures	16.8	7,358
Hard Red Winter Wheat December 2020 Futures	1.6	715
Lean Hogs December 2020 Futures	1.7	727
Live Cattle December 2020 Futures	3.7	1,601
New York Harbor ULSD November 2020 Futures	1.2	537
Nickel November 2020 Futures	2.9	1,285
NYMEX - Natural Gas November 2022 Futures	9.6	4,191

Referenced Commodity – Long Futures Contracts	% of Index	Notional Amount
RBOB Gasoline November 2020 Futures	1.6%	$691
Silver December 2020 Futures	4.9	2,165
Soybean Meal December 2020 Futures	3.8	1,682
Soybean Oil December 2020 Futures	2.8	1,240
Soybeans November 2020 Futures	6.3	2,742
Sugar No. 11 March 2021 Futures	3.1	1,342
Wheat December 2020 Futures	3.3	1,434
WTI Crude November 2020 Futures	5.3	2,306
Zinc November 2020 Futures	3.6	1,567

Total Long Futures Contracts		$43,761

Total Notional Amount		$43,761

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$13	$0	$0	$0	$0	$13
Futures	2,962	0	0	0	3,616	6,578
Swap Agreements	0	14	0	0	212	226

	$2,975	$14	$0	$0	$3,828	$6,817

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,716	$0	$10,716
Purchased Options	0	0	0	0	37	37
Swap Agreements	2,697	0	0	0	358	3,055

	$2,697	$0	$0	$10,716	$395	$13,808

	$5,672	$14	$0	$10,716	$4,223	$20,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$932	$0	$0	$0	$0	$932
Futures	3,312	0	0	0	1,874	5,186
Swap Agreements	0	77	0	0	668	745

	$4,244	$77	$0	$0	$2,542	$6,863

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,456	$0	$8,456
Written Options	262	497	0	0	17	776
Swap Agreements	39,408	0	0	0	427	39,835

	$39,670	$497	$0	$8,456	$444	$49,067

	$43,914	$574	$0	$8,456	$2,986	$55,930

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$20	$0	$0	$0	$(767)	$(747)
Written Options	1,746	0	0	0	0	1,746
Futures	3,192	0	0	0	(36,674)	(33,482)
Swap Agreements	0	4,388	0	0	49,445	53,833

	$4,958	$4,388	$0	$0	$12,004	$21,350

56	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

(Unaudited)

September 30, 2020

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(28,099)	$0	$(28,099)
Purchased Options	0	0	0	0	6,074	6,074
Written Options	(208)	159	0	0	(747)	(796)
Swap Agreements	375,874	0	0	0	16,816	392,690

	$375,666	$159	$0	$(28,099)	$22,143	$369,869

	$380,624	$4,547	$0	$(28,099)	$34,147	$391,219

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$(812)	$0	$0	$0	$25	$(787)
Written Options	987	0	0	0	0	987
Futures	7,971	0	0	0	18,136	26,107
Swap Agreements	0	(9,581)	0	0	(60,401)	(69,982)

	$8,146	$(9,581)	$0	$0	$(42,240)	$(43,675)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(8,588)	$0	$(8,588)
Purchased Options	0	0	0	0	(5,969)	(5,969)
Written Options	(233)	2,286	0	0	2,773	4,826
Swap Agreements	(6,067)	0	0	0	3,770	(2,297)

	$(6,300)	$2,286	$0	$(8,588)	$574	$(12,028)

	$1,846	$(7,295)	$0	$(8,588)	$(41,666)	$(55,703)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$219,218	$0	$219,218
Industrials	0	10,003	0	10,003
Specialty Finance	0	3,056	0	3,056
Utilities	0	3,783	0	3,783
U.S. Government Agencies	0	653,327	0	653,327
U.S. Treasury Obligations	0	2,289,041	0	2,289,041
Non-Agency Mortgage-Backed Securities	0	131,284	0	131,284
Asset-Backed Securities	0	190,222	0	190,222
Sovereign Issues	0	564,555	0	564,555
Preferred Securities
Banking & Finance	0	5,801	0	5,801
Short-Term Instruments
Repurchase Agreements	0	46,754	0	46,754
Short-Term Notes	0	235	0	235
Argentina Treasury Bills	0	115	0	115
U.S. Treasury Bills	0	26,706	0	26,706

	$0	$4,144,100	$0	$4,144,100

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Consolidated Schedule of Investments PIMCO CommodityRealReturn Strategy Fund® (Cont.)

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$22,568	$0	$0	$22,568

Total Investments	$22,568	$4,144,100	$0	$4,166,668

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,111)	$0	$(2,111)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	6,591	226	0	6,817
Over the counter	0	13,808	0	13,808

	$6,591	$14,034	$0	$20,625

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(6,118)	(743)	0	(6,861)
Over the counter	(10)	(48,795)	(262)	(49,067)

	$(6,128)	$(49,538)	$(262)	$(55,928)

Total Financial Derivative Instruments	$463	$(35,504)	$(262)	$(35,303)

Totals	$23,031	$4,106,485	$(262)	$4,129,254

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

58	PIMCO COMMODITYREALRETURN STRATEGY FUND®	See Accompanying Notes

Notes to Financial Statements

(Unaudited)

September 30, 2020

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO CommodityRealReturn Strategy Fund® (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared and distributed to shareholders quarterly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

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paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value

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Notes to Financial Statements (Cont.)

of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the

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fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to

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Notes to Financial Statements (Cont.)

extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S.

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GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment

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activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$43,023	$1,559,454	$(1,580,000)	$90	$1	$22,568	$54	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are

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Notes to Financial Statements (Cont.)

created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

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Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive

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principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be

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Notes to Financial Statements (Cont.)

charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

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(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

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Notes to Financial Statements (Cont.)

Commodity Options  are options on commodity futures contracts (“Commodity Option”). The underlying instrument for the Commodity Option is not the commodity itself, but rather a futures contract for that commodity. The exercise of a Commodity Option will not include physical delivery of the underlying commodity but will result in a cash transfer for the amount of the difference between the current market value of the underlying futures contract and the strike price. For an option that is in-the-money, the Fund will normally offset its position rather than exercise the option to retain any remaining time value.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect the Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

Straddle Options  (“Straddle”) are investment strategies that use combinations of options that allow the Fund to profit based on the future price movements of the underlying security, regardless of the direction of those movements. A written Straddle involves simultaneously writing a call option and a put option on the same security with the same strike price and expiration date. The written Straddle increases in value when the underlying security price has little volatility before the expiration date. A purchased Straddle involves simultaneously purchasing a call option and a put option on the same security with the same strike price and expiration date. The purchased Straddle increases in value when the underlying security price has high volatility, regardless of direction, before the expiration date.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter

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market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these

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Notes to Financial Statements (Cont.)

agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Commodity Forward Swap Agreements  (“Commodity Forwards”) are entered into to gain or mitigate exposure to the underlying referenced commodity. Commodity Forwards involve commitments between two parties where cash flows are exchanged at a future date based on the difference between a fixed and variable price with respect to the number of units of the commodity. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the fixed and variable price of the underlying commodity multiplied by the number of units. To the extent the difference between the fixed and variable price of the underlying referenced commodity exceeds or falls short of the offsetting payment obligation, the Fund will receive a payment from or make a payment to the counterparty.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the

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notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional

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Notes to Financial Statements (Cont.)

amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

Volatility Swap Agreements  are also known as forward volatility agreements and volatility swaps, and are agreements in which the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, the Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over

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the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

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Notes to Financial Statements (Cont.)

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Model Risk  is the risk that the Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors or may rely on inaccurate data inputs, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Inflation-Indexed Security Risk  is the risk that inflation-indexed debt securities are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the value of an inflation-indexed security, including TIPS, tends to decrease when real interest rates increase and can increase when real interest rates decrease. Interest payments on inflation-indexed securities are unpredictable and will fluctuate as the principal and interest are adjusted for inflation. There can be no assurance that the inflation index used will accurately measure the real rate of inflation in the prices of goods and services. Any increase in the principal amount of an inflation-indexed debt security will be considered taxable ordinary income, even though the Fund will not receive the principal until maturity.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

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Notes to Financial Statements (Cont.)

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of the Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in the Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. The Fund’s subsidiary is not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of the subsidiary will be achieved.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of

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the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to

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Notes to Financial Statements (Cont.)

reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a

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futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between the Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

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Notes to Financial Statements (Cont.)

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.49%	0.25%	0.35%	0.45%(1)	0.25%	0.45%	0.45%	0.45%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

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(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operation as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $1,934.

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Notes to Financial Statements (Cont.)

(f) Acquired Fund Fees and Expenses  PIMCO Cayman Commodity Fund I, Ltd. (the “Commodity Subsidiary”) has entered into a separate contract with PIMCO for the management of the Commodity Subsidiary’s portfolio pursuant to which the Commodity Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fee in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Commodity Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Commodity Subsidiary is in place. The waiver is reflected in the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $1,997,160. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Commodity Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$487,388	$915

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may

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involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$5,956,893	$5,681,615	$112,087	$85,713

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	59,116	$284,728	135,691	$746,782

I-2	155,652	706,829	25,712	141,174

I-3	2,069	9,304	262	1,250

Administrative Class	1,445	6,774	2,804	15,443

Class A	6,208	28,835	10,942	59,660

Class C	749	3,367	450	2,346

Class R	536	2,382	1,034	5,432

Issued as reinvestment of distributions

Institutional Class	2,870	14,168	22,736	128,971

I-2	1,769	8,693	1,692	9,538

I-3	19	95	15	82

Administrative Class	68	326	298	1,654

Class A	364	1,731	1,775	9,804

Class C	24	109	142	747

Class R	41	192	177	954

Cost of shares redeemed

Institutional Class	(94,098)	(429,402)	(552,686)	(2,930,055)

I-2	(31,640)	(150,074)	(30,552)	(166,102)

I-3	(329)	(1,619)	(575)	(3,147)

Administrative Class	(1,791)	(8,502)	(4,654)	(25,991)

Class A	(13,711)	(65,199)	(23,873)	(131,777)

Class C	(1,176)	(5,261)	(3,170)	(16,697)

Class R	(816)	(3,820)	(1,850)	(9,876)

Net increase (decrease) resulting from Fund share transactions	87,369	$403,656	(413,630)	$(2,159,808)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The Commodity Subsidiary, a Cayman Islands exempted company, was incorporated on July 21, 2006, as a wholly owned subsidiary acting as an investment vehicle for the Fund in order to effect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and the Commodity Subsidiary. The consolidated financial statements include the accounts of the Fund and the Commodity Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and the Commodity Subsidiary on August 1, 2006, comprising the entire issued share capital of the Commodity Subsidiary, with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Commodity Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Commodity Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Commodity Subsidiary. The net assets of the Commodity Subsidiary, LLC as of period end represented 22.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

The Fund may gain exposure to the commodities markets primarily through investments in swap agreements, futures and options.

90	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

September 30, 2020

The Fund may also gain exposure indirectly to commodity markets by investing in the Commodity Subsidiary, which may invest without limit in commodity-linked swap agreements and other commodity-linked derivative instruments.

One of the requirements for favorable tax treatment as a regulated investment company under the Code is that the Fund must derive at least 90% of its gross income from certain qualifying sources of income. The Internal Revenue Service (“IRS”) has issued a revenue ruling which holds that income derived from commodity index-linked derivatives, if earned directly by the Fund, is not qualifying income under Subchapter M of the Code. The IRS has issued private letter rulings in which the IRS specifically concluded that income derived from an investment in a subsidiary that provides commodity-linked exposure through its investments will be qualifying income. Based on the reasoning in such rulings, the Fund will continue to seek to gain exposure to the commodity markets primarily through investments in the Commodity Subsidiary and perhaps through commodity-linked notes.

It should be noted, however, that the IRS currently has ceased the issuance of such rulings. In addition, the IRS also issued a revenue procedure, which states that the IRS will not in the future issue private letter rulings that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the 1940 Act. The IRS issued in September 2016 proposed regulations that would have generally treated the Fund’s income inclusion (under Subpart F of the Code) with respect to the Commodity Subsidiary as qualifying income only if there were a distribution during the same taxable year out of the earnings and profits of the Commodity Subsidiary attributable to such income inclusion. In March 2019, the IRS issued final regulations (so modifying the proposed regulations) providing that (i) it will not rule on the determination of whether a financial instrument or position is a security under the 1940 Act; (ii) any earnings and profits paid out in the same taxable year as earned by a controlled foreign corporation to the Fund is treated as qualifying dividends; and (iii) that income inclusion by the Fund of its Commodity Subsidiary’s earnings would be treated as other qualifying income if derived with respect to the Fund’s business of investing in stock, securities, or currencies.

There can be no assurance that the IRS will not change its position that income derived from commodity-linked notes and wholly-owned subsidiaries is qualifying income. Furthermore, the tax treatment of commodity-linked notes, other commodity-linked derivatives, and the Fund’s investments in the Commodity Subsidiary may otherwise be adversely affected by future legislation, court decisions, Treasury Regulations and/or guidance issued by the IRS. Such developments could affect the character, timing and/or amount of the Fund’s taxable income or any distributions made by the Fund or result in the inability of the Fund to operate as described in its prospectus.

If, during a taxable year, the Commodity Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for income tax purposes. In the event the Commodity Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as ordinary income for Federal income tax purposes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$151,985	$553,840

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$4,071,148	$196,969	$(139,998)	$56,971

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

92	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	JPS	J.P. Morgan Securities LLC
BRC	Barclays Bank PLC	MAC	Macquarie Bank Limited
BSN	The Bank of Nova Scotia - Toronto	MEI	Merrill Lynch International
CBK	Citibank N.A.	MYC	Morgan Stanley Capital Services LLC
CIB	Canadian Imperial Bank of Commerce	MYI	Morgan Stanley & Co. International PLC
DBL	Deutsche Bank AG London	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FAR	Wells Fargo Bank National Association	RDR	RBC Capital Markets LLC
FBF	Credit Suisse International	SCX	Standard Chartered Bank, London
FICC	Fixed Income Clearing Corporation	SGY	Societe Generale, NY
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GSC	Goldman Sachs & Co. LLC	SSB	State Street Bank and Trust Co.
GST	Goldman Sachs International	STR	State Street FICC Repo
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	KRW	South Korean Won
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	NZD	New Zealand Dollar
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
DKK	Danish Krone	PLN	Polish Zloty
EUR	Euro	RUB	Russian Ruble
GBP	British Pound	SGD	Singapore Dollar
IDR	Indonesian Rupiah	TWD	Taiwanese Dollar
ILS	Israeli Shekel	USD (or $)	United States Dollar

Exchange Abbreviations:
CBOT	Chicago Board of Trade	KCBT	Kansas City Board of Trade
CMX	Commodity Exchange, Inc.	NYMEX	New York Mercantile Exchange
ICE	IntercontinentalExchange®	OTC	Over the Counter

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	JMABDEWE	J.P. Morgan Custom Commodity Index
BCOMF1TC	Bloomberg Commodity Index 1-Month Forward Total Return	JMABNIC2	J.P. Morgan Custom Commodity Index
BCOMTR	Bloomberg Commodity Index Total Return	LLS	Light Louisiana Sweet Crude
BRENT	Brent Crude	LLSCO	Light Louisiana Sweet WTI Crude Oil Options
CDX.HY	Credit Derivatives Index - High Yield	LLSDUB	Light Louisiana Sweet Crude Oil vs. Calendar Dubai
CDX.IG	Credit Derivatives Index - Investment Grade	MEHCO	Magellan East Houston WTI Crude Oil Options
CIXBSTR3	Custom Commodity Index	MEHDUB	Magellan East Houston WTI Crude Oil vs. Dubai Crude Oil
CMDSKEWLS	CBEO SKEW Index is an index derived from the price of S&P 500 tail risk	MEHMID	Magellan East Houston WTI Crude Oil vs. WTI Midland Crude Oil
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index	NAPHTHACO	Naphtha (Platts) Crude Oil
CPTFEMU	Eurozone HICP ex-Tobacco Index	OPIS	Oil Price Information Service
CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	PIMCODB	PIMCO Custom Commodity Basket
EBOBFUEL	Argus Eurobob Oxy Gasoline	RBCAEC	Custom Commodity Forward Index
EURMARGIN	European Refined Margin	SPGCESTR	S&P Goldman Sachs Commodity Enhanced Commodity Official Close Total Return Index
EUROBOBCO	Margin Eurobob Gasoline vs. Brent	UKRPI	United Kingdom Retail Prices Index
FRCPXTOB	France Consumer Price ex-Tobacco Index	ULSD	Ultra-Low Sulfur Diesel
GCZ0	100 oz. Gold December Future	ULSDCO	Ultra-Low Sulfur Diesel Crude
GOLDLNPM	London Gold Market Fixing Ltd. PM	US0003M	3 Month USD Swap Rate
HOBR	Heating Oil Brent Crude

Other Abbreviations:
ABS	Asset-Backed Security	NCUA	National Credit Union Administration
ALT	Alternate Loan Trust	OAT	Obligations Assimilables du Trésor
BBR	Bank Bill Rate	oz.	Ounce
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RBOB	Reformulated Blendstock for Oxygenate Blending
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
DAC	Designated Activity Company	WTI	West Texas Intermediate
LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year

94	PIMCO COMMODITYREALRETURN STRATEGY FUND®

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

96	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

98	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

100	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

102	PIMCO COMMODITYREALRETURN STRATEGY FUND®

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

104	PIMCO COMMODITYREALRETURN STRATEGY FUND®

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4012SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Credit Bond Funds

PIMCO Credit Opportunities Bond Fund

PIMCO Diversified Income Fund

PIMCO ESG Income Fund

PIMCO High Yield Spectrum Fund

PIMCO Long-Term Credit Bond Fund

PIMCO Low Duration Income Fund

PIMCO Senior Floating Rate Fund

PIMCO Preferred and Capital Securities Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		15

Benchmark Descriptions		17

Financial Highlights		18

Statements of Assets and Liabilities		28

Consolidated Statement of Assets and Liabilities		30

Statements of Operations		32

Consolidated Statement of Operations		33

Statements of Changes in Net Assets		34

Consolidated Statements of Changes in Net Assets		36

Statements of Cash Flows		37

Notes to Financial Statements		144

Glossary		171

Distribution Information		172

Approval of Investment Advisory Contract and Other Agreements		173

Fund	Fund Summary	Schedule of Investments

PIMCO Credit Opportunities Bond Fund	7	38

PIMCO Diversified Income Fund	8	52

PIMCO ESG Income Fund	9	75

PIMCO High Yield Spectrum Fund	10	76

PIMCO Long-Term Credit Bond Fund	11	85

PIMCO Low Duration Income Fund	12	107

PIMCO Senior Floating Rate Fund	13	131

PIMCO Preferred and Capital Securities Fund(1)	14	137

(1)	Consolidated Schedule of Investments

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO CREDIT BOND FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO ESG Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Long-Term Credit Bond Fund, PIMCO Low Duration Income Fund, PIMCO Senior Floating Rate Fund and PIMCO Preferred and Capital Securities Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace

4	PIMCO CREDIT BOND FUNDS

U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. In addition, with respect to the PIMCO Senior Floating Rate Fund, the Average Annual Total Return table does not reflect any redemption fees that would have applied for shares that are held 30 or fewer calendar days. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A and Class C, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Credit Opportunities Bond Fund	08/31/11	08/31/11	08/31/11	—	—	08/31/11	08/31/11	Diversified
PIMCO Diversified Income Fund	07/31/03	07/31/03	04/30/08	04/27/18	10/29/04	07/31/03	07/31/03	Diversified
PIMCO ESG Income Fund	09/30/20	09/30/20	09/30/20	09/30/20	—	09/30/20	09/30/20	Diversified
PIMCO High Yield Spectrum Fund	09/15/10	09/15/10	09/15/10	04/27/18	—	09/15/10	09/15/10	Diversified
PIMCO Long-Term Credit Bond Fund	03/31/09	03/31/09	02/29/12	—	—	—	—	Diversified
PIMCO Low Duration Income Fund	07/30/04	07/30/04	04/30/08	04/27/18	—	07/30/04	09/30/04	Diversified
PIMCO Senior Floating Rate Fund	04/29/11	04/29/11	04/29/11	—	—	04/29/11	04/29/11	Diversified
PIMCO Preferred and Capital Securities Fund	04/13/15	04/13/15	04/13/15	04/27/18	—	04/13/15	08/23/19	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO CREDIT BOND FUNDS

PIMCO Credit Opportunities Bond Fund

Institutional Class - PCARX	Class A - PZCRX
I-2 - PPCRX	Class C - PCCRX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	48.6%

Short-Term Instruments‡	22.5%

Loan Participations and Assignments	15.8%

Asset-Backed Securities	5.5%

Non-Agency Mortgage-Backed Securities	4.5%

Sovereign Issues	1.1%

Others	2.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (08/31/11)
PIMCO Credit Opportunities Bond Fund Institutional Class	9.74%	1.72%	4.32%	3.51%
PIMCO Credit Opportunities Bond Fund I-2	9.74%	1.65%	4.22%	3.41%
PIMCO Credit Opportunities Bond Fund Class A	9.55%	1.28%	3.89%	3.10%
PIMCO Credit Opportunities Bond Fund Class A (adjusted)	5.48%	(2.53)%	3.09%	2.66%
PIMCO Credit Opportunities Bond Fund Class C	9.12%	0.58%	3.12%	2.33%
PIMCO Credit Opportunities Bond Fund Class C (adjusted)	8.12%	(0.40)%	3.12%	2.33%
3 Month USD LIBOR	0.44%	1.46%	1.51%	0.97%
Lipper Absolute Return Bond Funds Average	8.40%	1.95%	3.16%	2.70%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.92% for Institutional Class shares, 1.02% for I-2 shares, 1.32% for Class A shares, and 2.07% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Credit Opportunities Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Security selection, industry and sector allocation, and management of market risk within and across credit and corporate markets are expected to be the main drivers of returns over time. “Fixed Income Instruments” include bonds, debt securities, bank loans and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to financial companies contributed to performance as the sector posted positive absolute returns.

»	Long exposure to the building materials sector contributed to performance as the sector posted positive absolute returns.

»	Long exposure to the gaming sector contributed to performance as the sector posted positive absolute returns.

»	Long exposure to the healthcare sector contributed to performance as the sector posted positive absolute returns.

»	Short exposure to the home construction sector detracted from performance as the sector posted positive absolute returns.

»	Short exposure to retailers detracted from performance as the sector posted positive absolute returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO Diversified Income Fund

Institutional Class - PDIIX	Administrative Class - PDAAX
I-2 - PDVPX	Class A - PDVAX
I-3 - PDNIX	Class C - PDICX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	43.5%

U.S. Treasury Obligations	22.1%

Sovereign Issues	15.0%

U.S. Government Agencies	5.3%

Asset-Backed Securities	4.6%

Non-Agency Mortgage-Backed Securities	4.3%

Loan Participations and Assignments	2.7%

Preferred Securities	1.6%

Short-Term Instruments‡	0.8%

Other	0.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/03)
PIMCO Diversified Income Fund Institutional Class	10.10%	3.50%	6.65%	5.43%	6.90%
PIMCO Diversified Income Fund I-2	10.04%	3.40%	6.55%	5.32%	6.79%
PIMCO Diversified Income Fund I-3	10.02%	3.35%	6.49%	5.27%	6.74%
PIMCO Diversified Income Fund Administrative Class	9.96%	3.24%	6.39%	5.17%	6.63%
PIMCO Diversified Income Fund Class A	9.88%	3.09%	6.23%	5.01%	6.47%
PIMCO Diversified Income Fund Class A (adjusted)	5.76%	(0.78)%	5.42%	4.61%	6.23%
PIMCO Diversified Income Fund Class C	9.47%	2.32%	5.44%	4.23%	5.68%
PIMCO Diversified Income Fund Class C (adjusted)	8.47%	1.33%	5.44%	4.23%	5.68%
Bloomberg Barclays Global Credit Hedged USD Index	9.71%	5.26%	5.67%	5.04%	5.46%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	12.18%	3.74%	6.04%	5.57%	6.68%
Lipper Multi-Sector Income Funds Average	11.39%	2.80%	4.43%	4.35%	5.43%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.79% for Institutional Class shares, 0.89% for I-2 shares, 0.99% for I-3 shares, 1.04% for Administrative Class shares, 1.19% for Class A shares, and 1.94% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Diversified Income Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-Agency residential mortgage-backed securities contributed to performance, as the sector outperformed during the reporting period.

»	Exposure to high yield credit via credit default swap index contributed to performance, as the sector outperformed during the reporting period.

»	Exposure to the high yield and investment grade financials sector contributed to performance, as the sector outperformed during the reporting period.

»	Underweight exposure to external emerging market debt, specifically in Africa and Asia detracted from performance, as these regions outperformed during the reporting period.

»	Underweight exposure to the European yield curve detracted from performance, as European interest rates decreased during the reporting period.

»	Underweight exposure to taxable municipal securities detracted from performance as the sector had positive performance during the reporting period.

8	PIMCO CREDIT BOND FUNDS

PIMCO ESG Income Fund

Institutional Class - PEGIX	Class A - PEGAX
I-2 - PEGPX	Class C - PEGBX
I-3 - PEGQX

Allocation Breakdown as of September 30, 2020†§

Non-Agency Mortgage-Backed Securities	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

A line graph is not included since the Fund has less than six months of performance.

Cumulative Total Return for the period ended September 30, 2020

Fund Inception (09/30/20)*
PIMCO ESG Income Fund Institutional Class	0.00%
PIMCO ESG Income Fund I-2	0.00%
PIMCO ESG Income Fund I-3	0.00%
PIMCO ESG Income Fund Class A	0.00%
PIMCO ESG Income Fund Class A (adjusted)	(3.75)%
PIMCO ESG Income Fund Class C	0.00%
PIMCO ESG Income Fund Class C (adjusted)	(1.00)%
Bloomberg Barclays U.S. Aggregate Index	0.00%
Lipper Multi-Sector Income Funds Average	0.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Since Inception Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.57% for Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

The PIMCO ESG Income Fund seeks to maximize current income, while incorporating PIMCO’s ESG investment strategy, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security.

The Fund will not invest in the securities of any non-governmental issuer determined by PIMCO to be engaged principally in the manufacturing of alcoholic beverages, tobacco products or military equipment, the operation of gambling casinos, the production or trade of pornographic materials, or in the oil industry, including extraction, production, and refining or the production, distribution of coal and coal fired generation. The Fund can invest in the securities of any issuer determined by PIMCO to be engaged principally in biofuel production, natural gas generation and sales and trading activities. To the extent possible on the basis of information available to PIMCO, an issuer will be deemed to be principally engaged in an activity if it derives more than 10% of its gross revenues from such activities. However, green labeled bonds from issuers involved in fossil fuel-related sectors may be permitted. Labeled green bonds are those issues with proceeds specifically earmarked to be used for climate and environmental projects. Labeled green bonds are often verified by a third party, which certifies that the bond will fund projects that include environmental benefits. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO High Yield Spectrum Fund

Institutional Class - PHSIX	Class A - PHSAX
I-2 - PHSPX	Class C - PHSCX
I-3 - PHFNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	85.4%

Short-Term Instruments‡	12.2%

Loan Participations and Assignments	1.1%

Other	1.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (09/15/10)
PIMCO High Yield Spectrum Fund Institutional Class	13.68%	2.30%	6.43%	6.53%	6.64%
PIMCO High Yield Spectrum Fund I-2	13.62%	2.20%	6.32%	6.43%	6.53%
PIMCO High Yield Spectrum Fund I-3	13.59%	2.16%	6.28%	6.38%	6.48%
PIMCO High Yield Spectrum Fund Class A	13.48%	1.94%	6.06%	6.16%	6.27%
PIMCO High Yield Spectrum Fund Class A (adjusted)	9.28%	(1.86)%	5.25%	5.76%	5.86%
PIMCO High Yield Spectrum Fund Class C	13.06%	1.18%	5.27%	5.37%	5.48%
PIMCO High Yield Spectrum Fund Class C (adjusted)	12.06%	0.21%	5.27%	5.37%	5.48%
ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	14.75%	2.05%	6.61%	6.61%	6.69%
Lipper Global High Yield Funds Average	15.36%	0.75%	5.05%	5.04%	5.04%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/2010.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.62% for Institutional Class shares, 0.72% for I-2 shares, 0.82% for I-3 shares, 0.97% for Class A shares, and 1.72% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO High Yield Spectrum Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in high yield investments (“junk bonds”), which may be represented by convertibles, warrants, forwards or derivatives such as swap agreements. High yield investments include securities (i) rated below investment grade by each of Moody’s Investors Services, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, or (ii) comprising the ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index (the “Benchmark”). The Fund may invest, without limitation, in Fixed Income Instruments and other securities of any rating below investment grade as rated by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Fund’s healthcare positions outperformed the broader sector.

»	Security selection in the energy sector contributed to performance, as the Fund’s energy positions outperformed the broader sector.

»	Underweight exposure to the banking sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the telecommunications sector contributed to performance, as the Fund’s telecommunications positions underperformed the broader sector.

»	Underweight exposure to the utilities sector detracted from performance, as the sector outperformed the broader market.

»	Security selection in the forest products, paper, and packaging sector detracted from performance, as the Fund’s forest products, paper, and packaging positions underperformed the broader sector.

10	PIMCO CREDIT BOND FUNDS

PIMCO Long-Term Credit Bond Fund

Institutional Class - PTCIX
I-2 - PLCPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	62.9%

U.S. Treasury Obligations	18.2%

Preferred Securities	5.2%

U.S. Government Agencies	4.1%

Sovereign Issues	3.2%

Municipal Bonds & Notes	2.7%

Loan Participations and Assignments	2.2%

Asset-Backed Securities	1.0%

Short-Term Instruments‡	0.0%

Other	0.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/31/09)
PIMCO Long-Term Credit Bond Fund Institutional Class	13.66%	8.83%	9.76%	8.77%	10.88%
PIMCO Long-Term Credit Bond Fund I-2	13.60%	8.72%	9.65%	8.67%	10.77%
Bloomberg Barclays U.S. Long Credit Index	13.27%	9.28%	8.82%	7.32%	9.77%
Lipper General Bond Funds Average	7.96%	4.78%	5.14%	5.04%	7.17%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.84% for Institutional Class shares, and 0.94% for I-2 shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Long-Term Credit Bond Fund seeks total return which exceeds that of its benchmark, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	A tactical exposure to emerging markets securities contributed to performance, as spreads tightened in the sector.

»	Overweight exposure to the gaming sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to finance companies contributed to performance, as the sector outperformed the broader investment grade market.

»	Overweight exposure to the building materials sector contributed to performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the diversified manufacturing sector detracted from performance, as the sector outperformed the broader investment grade market.

»	Underweight exposure to the food & beverage sector detracted from performance, as the sector outperformed the broader investment grade market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Low Duration Income Fund

Institutional Class - PFIIX	Class A - PFIAX
I-2 - PFTPX	Class C - PFNCX
I-3 - PFNIX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	38.3%

Corporate Bonds & Notes	25.0%

Asset-Backed Securities	14.0%

Non-Agency Mortgage-Backed Securities	8.9%

U.S. Treasury Obligations	5.9%

Sovereign Issues	3.7%

Loan Participations and Assignments	3.0%

Short-Term Instruments‡	0.2%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/30/04)
PIMCO Low Duration Income Fund Institutional Class	8.05%	3.12%	5.58%	3.68%	3.80%
PIMCO Low Duration Income Fund I-2	8.00%	3.02%	5.47%	3.58%	3.69%
PIMCO Low Duration Income Fund I-3	7.98%	2.97%	5.44%	3.58%	3.71%
PIMCO Low Duration Income Fund Class A	7.84%	2.71%	5.16%	3.27%	3.38%
PIMCO Low Duration Income Fund Class A (adjusted)	5.45%	0.36%	4.68%	3.03%	3.24%
PIMCO Low Duration Income Fund Class C	7.68%	2.40%	4.85%	2.96%	3.07%
PIMCO Low Duration Income Fund Class C (adjusted)	6.68%	1.41%	4.85%	2.96%	3.07%
Bloomberg Barclays U.S. Aggregate 1-3 Years Index	1.04%	3.44%	2.05%	1.58%	2.57%♦
Lipper Short Investment Grade Debt Funds Average	5.19%	3.03%	2.28%	1.84%	2.48%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 07/31/2004.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.55% for Institutional Class shares, 0.65% for I-2 shares, 0.75% for I-3 shares, 0.95% for Class A shares, and 1.25% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Low Duration Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Securities of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to investment grade corporate credit contributed to performance as these securities posted positive total returns.

»	Exposure to non-Agency mortgage-backed securities contributed to performance as prices for these securities appreciated.

»	Exposure to high yield corporate credit contributed to performance as these securities posted positive total returns.

»	Exposure to U.S. duration contributed to performance as intermediate U.S. interest rates decreased.

»	Exposure to several emerging market currencies including the Argentine peso and the Brazilian real detracted from performance as these currencies depreciated in value.

12	PIMCO CREDIT BOND FUNDS

PIMCO Senior Floating Rate Fund

Institutional Class - PSRIX	Class A - PSRZX
I-2 - PSRPX	Class C - PSRWX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Loan Participations and Assignments	90.8%

Short-Term Instruments‡	6.3%

Corporate Bonds & Notes	2.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (04/29/11)
PIMCO Senior Floating Rate Fund Institutional Class	7.94%	(2.56)%	2.75%	3.06%
PIMCO Senior Floating Rate Fund I-2	7.89%	(2.66)%	2.64%	2.96%
PIMCO Senior Floating Rate Fund Class A	7.78%	(2.86)%	2.44%	2.76%
PIMCO Senior Floating Rate Fund Class A (adjusted)	5.34%	(5.08)%	1.97%	2.34%
PIMCO Senior Floating Rate Fund Class C	7.38%	(3.58)%	1.68%	2.00%
PIMCO Senior Floating Rate Fund Class C (adjusted)	6.38%	(4.52)%	1.68%	2.00%
J.P. Morgan BB/B Leveraged Loan Index	13.29%	1.18%	3.99%	3.93%
Lipper Loan Participation Funds Average	11.99%	(1.23)%	2.90%	2.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2011.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 2.25% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.75% for Institutional Class shares, 0.85% for I-2 shares, 1.05% for Class A shares, and 1.80% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Senior Floating Rate Fund seeks a high level of current income, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of floating or adjustable rate senior secured loans, senior corporate debt and other senior Fixed Income Instruments that effectively enable the Fund to achieve a floating rate of income. “Fixed Income Instruments” include bank loans, bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Tactical allocation to investment grade credit contributed to performance, as investment grade outperformed bank loans.

»	Security selection in the gaming, lodging, and leisure sector contributed to performance, as the Fund’s gaming, lodging, and leisure positions outperformed the broader sector.

»	Underweight exposure to the cable and satellite sector contributed to performance, as the sector underperformed the broader market.

»	Security selection in the healthcare sector detracted from performance, as the Fund’s healthcare positions underperformed the broader sector.

»	Tactical allocation to high yield credit detracted from performance, as high yield credit underperformed bank loans.

»	Security selection in the telecommunications sector detracted from performance, as the Fund’s telecommunication positions underperformed the broader sector.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Preferred and Capital Securities Fund

Institutional Class - PFINX	Class A - PFANX
I-2 - PFPNX	Class C - PFCJX
I-3 - PFNNX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	52.6%

Preferred Securities	40.0%

Short-Term Instruments‡	7.2%

Loan Participations and Assignments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (04/13/15)
PIMCO Preferred and Capital Securities Fund Institutional Class	15.86%	4.10%	7.72%	6.63%
PIMCO Preferred and Capital Securities Fund I-2	15.77%	3.95%	7.62%	6.52%
PIMCO Preferred and Capital Securities Fund I-3	15.91%	4.04%	7.57%	6.48%
PIMCO Preferred and Capital Securities Fund Class A	15.64%	3.69%	7.33%	6.25%
PIMCO Preferred and Capital Securities Fund Class A (adjusted)	11.28%	(0.23)%	6.51%	5.51%
PIMCO Preferred and Capital Securities Fund Class C	15.31%	3.02%	6.56%	5.48%
PIMCO Preferred and Capital Securities Fund Class C (adjusted)	14.31%	2.02%	6.56%	5.48%
70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	16.16%	4.88%	7.00%	6.19%
Lipper Flexible Income Funds Average	15.25%	3.47%	4.99%	4.16%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 04/30/2015.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Commodity Subsidiary expenses), were 0.88% for Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.23% for Class A shares, and 1.98% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Preferred and Capital Securities Fund seeks maximum total return, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of preferred securities and Capital Securities. “Capital Securities” include securities issued by U.S. and non-U.S. financial institutions (including, but not limited to, banks and insurance companies) that can be used to satisfy their regulatory capital requirements. Capital Securities may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund will invest under normal circumstances at least 25% of its net assets in preferred securities. Assets not invested in preferred securities or Capital Securities may be invested in other types of Fixed Income Instruments, including derivative Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Dutch Additional Tier 1 securities was positive for performance, as the sector posted positive returns.

»	Overweight exposure to French Additional Tier 1 securities was positive for performance, as the sector posted positive returns.

»	Overweight exposure to United Kingdom Additional Tier 1 securities was positive for performance, as the sector posted positive returns.

»	Underweight exposure to $25 par retail preferred securities was negative for performance, as the sector posted positive returns.

»	Underweight exposure to insurance capital securities was negative for performance, as the sector posted positive returns.

»	Underweight exposure to German Additional Tier 1 securities was negative for performance, as the sector posted positive returns.

14	PIMCO CREDIT BOND FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Credit Opportunities Bond Fund
Institutional Class	$1,000.00	$1,097.40	$4.78	$1,000.00	$1,020.51	$4.61	0.91%
I-2	1,000.00	1,097.40	5.31	1,000.00	1,020.00	5.11	1.01
Class A	1,000.00	1,095.50	6.88	1,000.00	1,018.50	6.63	1.31
Class C	1,000.00	1,091.20	10.80	1,000.00	1,014.74	10.40	2.06

PIMCO Diversified Income Fund
Institutional Class	$1,000.00	$1,101.00	$4.11	$1,000.00	$1,021.16	$3.95	0.78%
I-2	1,000.00	1,100.40	4.63	1,000.00	1,020.66	4.46	0.88
I-3	1,000.00	1,100.20	4.90	1,000.00	1,020.41	4.71	0.93
Administrative Class	1,000.00	1,099.60	5.42	1,000.00	1,019.90	5.22	1.03
Class A	1,000.00	1,098.80	6.21	1,000.00	1,019.15	5.97	1.18
Class C	1,000.00	1,094.70	10.13	1,000.00	1,015.39	9.75	1.93

PIMCO ESG Income Fund(a)
Institutional Class	$1,000.00	$1,000.00	$2.51	$1,000.00	$1,022.56	$2.54	0.50%
I-2	1,000.00	1,000.00	3.01	1,000.00	1,022.06	3.04	0.60
I-3	1,000.00	1,000.00	3.51	1,000.00	1,021.56	3.55	0.70
Class A	1,000.00	1,000.00	3.26	1,000.00	1,021.81	3.29	0.65
Class C	1,000.00	1,000.00	3.26	1,000.00	1,021.81	3.29	0.65

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO High Yield Spectrum Fund
Institutional Class	$1,000.00	$1,136.80	$3.32	$1,000.00	$1,021.96	$3.14	0.62%
I-2	1,000.00	1,136.20	3.86	1,000.00	1,021.46	3.65	0.72
I-3	1,000.00	1,135.90	4.12	1,000.00	1,021.21	3.90	0.77
Class A	1,000.00	1,134.80	5.19	1,000.00	1,020.21	4.91	0.97
Class C	1,000.00	1,130.60	9.19	1,000.00	1,016.44	8.69	1.72

PIMCO Long-Term Credit Bond Fund
Institutional Class	$1,000.00	$1,136.60	$3.21	$1,000.00	$1,022.06	$3.04	0.60%
I-2	1,000.00	1,136.00	3.75	1,000.00	1,021.56	3.55	0.70

PIMCO Low Duration Income Fund
Institutional Class	$1,000.00	$1,080.50	$2.82	$1,000.00	$1,022.36	$2.74	0.54%
I-2	1,000.00	1,080.00	3.34	1,000.00	1,021.86	3.24	0.64
I-3	1,000.00	1,079.80	3.60	1,000.00	1,021.61	3.50	0.69
Class A	1,000.00	1,078.40	4.90	1,000.00	1,020.36	4.76	0.94
Class C	1,000.00	1,076.80	6.46	1,000.00	1,018.85	6.28	1.24

PIMCO Senior Floating Rate Fund
Institutional Class	$1,000.00	$1,079.40	$3.81	$1,000.00	$1,021.41	$3.70	0.73%
I-2	1,000.00	1,078.90	4.33	1,000.00	1,020.91	4.20	0.83
Class A	1,000.00	1,077.80	5.37	1,000.00	1,019.90	5.22	1.03
Class C	1,000.00	1,073.80	9.25	1,000.00	1,016.14	9.00	1.78

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class	$1,000.00	$1,158.60	$4.38	$1,000.00	$1,021.01	$4.10	0.81%
I-2	1,000.00	1,157.70	4.92	1,000.00	1,020.51	4.61	0.91
I-3	1,000.00	1,159.10	5.20	1,000.00	1,020.26	4.86	0.96
Class A	1,000.00	1,156.40	6.27	1,000.00	1,019.25	5.87	1.16
Class C	1,000.00	1,153.10	10.31	1,000.00	1,015.49	9.65	1.91

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

(a) The Beginning Account Value is reflective as of 09/30/20 which is the Fund’s inception date.

16	PIMCO CREDIT BOND FUNDS

Benchmark Descriptions

Index*	Benchmark Description

1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged	The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The ICE BofAML BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO)	The benchmark is a blend of 70% ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index (P8JC) and 30% ICE BofAML Contingent Capital Index (COCO). The ICE BofAML 8% Constrained Core West Preferred & Jr Subordinated Securities Index tracks the performance of US dollar denominated high grade and high yield preferred securities and deeply subordinated corporate debt issued in the US domestic market. Qualifying securities must be rated at least B3, based on an average of Moody’s, S&P and Fitch and have a country of risk of either the U.S. or a Western European country. Qualifying preferred securities must be issued as public securities or through a 144a filing, must have a fixed or floating dividend schedule and must have a minimum amount outstanding of $100 million. The ICE BofAML Contingent Capital Index tracks the performance of investment grade and below investment grade contingent capital debt publicly issued in the major domestic and eurobond markets. Qualifying securities must have a capital-dependent conversion feature and must be rated by either Moody’s, S&P or Fitch. In addition, qualifying securities must have at least one month remaining term to final maturity and at least 18 months to maturity at point of issuance. For investment grade debt, qualifying currencies and their respective minimum size requirements (in local currency terms) are: AUD 100 million; CAD 100 million; EUR 250 million; JPY 20 billion; GBP 100 million; and USD 250 million. For below investment grade debt, minimum size requirements are CAD 100 million, EUR 100 million, GBP 50 million, or USD 100 million.

Bloomberg Barclays Global Credit Hedged USD Index	Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

Bloomberg Barclays U.S. Aggregate 1-3 Years Index	Bloomberg Barclays U.S. Aggregate 1-3 Years Index represents securities that are SEC-registered, taxable, and dollar denominated with a maturity between one and three years. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Bloomberg Barclays U.S. Long Credit Index	Bloomberg Barclays U.S. Long Credit Index includes both corporate and non-corporate sectors with maturities equal to or greater than 10 years. The corporate sectors are Industrial, Utility, and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government.

ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index	The ICE BofAML Developed Markets High Yield Constrained (USD Hedged) Index is a subcomponent of the ICE BofAML Global High Yield Constrained (USD Hedged) Index that excludes all non-developed countries.

J.P. Morgan BB/B Leveraged Loan Index	The J.P. Morgan BB/B Leveraged Loan Index is a subset of the broader Leveraged Loan Index, and as such follows all of the same inclusion rules, loan selection methodology and the rebalance process, with the sole exception being the tranche rating criteria.

* It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Credit Opportunities Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.07	$0.14	$0.74	$0.88	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	9.90	0.41	(0.85)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.08	0.46	(0.19)	0.27	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.04	0.38	0.06	0.44	(0.40)	0.00	0.00	(0.40)

03/31/2017	9.32	0.44	0.59	1.03	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.02	0.35	(0.72)	(0.37)	(0.26)	(0.07)	0.00	(0.33)
I-2

04/01/2020 - 09/30/2020+	9.03	0.14	0.74	0.88	(0.15)	0.00	0.00	(0.15)

03/31/2020	9.86	0.40	(0.84)	(0.44)	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.05	0.45	(0.20)	0.25	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.01	0.38	0.05	0.43	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.30	0.42	0.60	1.02	(0.31)	0.00	0.00	(0.31)

03/31/2016	10.01	0.34	(0.73)	(0.39)	(0.25)	(0.07)	0.00	(0.32)
Class A

04/01/2020 - 09/30/2020+	9.08	0.12	0.75	0.87	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.91	0.37	(0.84)	(0.47)	(0.36)	0.00	0.00	(0.36)

03/31/2019	10.10	0.42	(0.20)	0.22	(0.41)	0.00	0.00	(0.41)

03/31/2018	10.06	0.35	0.05	0.40	(0.36)	0.00	0.00	(0.36)

03/31/2017	9.34	0.42	0.58	1.00	(0.28)	0.00	0.00	(0.28)

03/31/2016	10.06	0.32	(0.74)	(0.42)	(0.23)	(0.07)	0.00	(0.30)
Class C

04/01/2020 - 09/30/2020+	8.95	0.09	0.72	0.81	(0.10)	0.00	0.00	(0.10)

03/31/2020	9.78	0.30	(0.84)	(0.54)	(0.29)	0.00	0.00	(0.29)

03/31/2019	9.96	0.34	(0.19)	0.15	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.26	0.05	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2017	9.26	0.33	0.58	0.91	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.98	0.24	(0.72)	(0.48)	(0.17)	(0.07)	0.00	(0.24)

PIMCO Diversified Income Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.21	$0.17	$0.86	$1.03	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2020	10.86	0.35	(0.48)	(0.13)	(0.50)	(0.02)	0.00	(0.52)

03/31/2019	10.77	0.37	0.20	0.57	(0.48)	0.00	0.00	(0.48)

03/31/2018	10.78	0.37	0.14	0.51	(0.51)	0.00	(0.01)	(0.52)

03/31/2017	10.15	0.47	0.68	1.15	(0.52)	0.00	0.00	(0.52)

03/31/2016	10.89	0.49	(0.47)	0.02	(0.70)	(0.06)	0.00	(0.76)
I-2

04/01/2020 - 09/30/2020+	10.21	0.16	0.86	1.02	(0.20)	0.00	0.00	(0.20)

03/31/2020	10.86	0.34	(0.48)	(0.14)	(0.49)	(0.02)	0.00	(0.51)

03/31/2019	10.77	0.35	0.20	0.55	(0.46)	0.00	0.00	(0.46)

03/31/2018	10.78	0.35	0.15	0.50	(0.50)	0.00	(0.01)	(0.51)

03/31/2017	10.15	0.46	0.68	1.14	(0.51)	0.00	0.00	(0.51)

03/31/2016	10.89	0.48	(0.47)	0.01	(0.69)	(0.06)	0.00	(0.75)
I-3

04/01/2020 - 09/30/2020+	10.21	0.16	0.86	1.02	(0.20)	0.00	0.00	(0.20)

03/31/2020	10.86	0.34	(0.49)	(0.15)	(0.48)	(0.02)	0.00	(0.50)

04/27/2018 - 03/31/2019	10.72	0.35	0.22	0.57	(0.43)	0.00	0.00	(0.43)
Administrative Class

04/01/2020 - 09/30/2020+	10.21	0.16	0.85	1.01	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.86	0.33	(0.49)	(0.16)	(0.47)	(0.02)	0.00	(0.49)

03/31/2019	10.77	0.36	0.18	0.54	(0.45)	0.00	0.00	(0.45)

03/31/2018	10.78	0.34	0.14	0.48	(0.48)	0.00	(0.01)	(0.49)

03/31/2017	10.15	0.44	0.68	1.12	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.89	0.47	(0.47)	0.00	(0.68)	(0.06)	0.00	(0.74)

18	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.80	9.74%	$273,330	0.91	%*	0.91	%*	0.90	%*	0.90	%*	2.95	%*	42%

9.07	(4.69)	232,487	0.92		0.92		0.90		0.90		4.13		138

9.90	2.77	289,576	0.93		0.93		0.90		0.90		4.60		110

10.08	4.38	353,288	0.91		0.91		0.90		0.90		3.72		100

10.04	11.23	342,617	0.91		0.91		0.90		0.90		4.50		146

9.32	(3.77)	349,267	0.93		0.93		0.90		0.90		3.56		110

9.76	9.74	98,896	1.01	*	1.01	*	1.00	*	1.00	*	2.84	*	42

9.03	(4.78)	55,030	1.02		1.02		1.00		1.00		4.03		138

9.86	2.58	47,743	1.03		1.03		1.00		1.00		4.51		110

10.05	4.33	58,119	1.01		1.01		1.00		1.00		3.71		100

10.01	11.10	28,172	1.01		1.01		1.00		1.00		4.25		146

9.30	(3.97)	16,832	1.03		1.03		1.00		1.00		3.44		110

9.81	9.55	24,263	1.31	*	1.31	*	1.30	*	1.30	*	2.54	*	42

9.08	(5.01)	19,607	1.32		1.32		1.30		1.30		3.73		138

9.91	2.24	23,099	1.33		1.33		1.30		1.30		4.20		110

10.10	4.03	30,228	1.31		1.31		1.30		1.30		3.41		100

10.06	10.79	10,740	1.31		1.31		1.30		1.30		4.30		146

9.34	(4.21)	15,498	1.33		1.33		1.30		1.30		3.24		110

9.66	9.12	5,583	2.06	*	2.06	*	2.05	*	2.05	*	1.80	*	42

8.95	(5.75)	5,206	2.07		2.07		2.05		2.05		3.00		138

9.78	1.63	5,834	2.08		2.08		2.05		2.05		3.45		110

9.96	3.13	7,532	2.06		2.06		2.05		2.05		2.58		100

9.94	9.91	6,835	2.06		2.06		2.05		2.05		3.43		146

9.26	(4.83)	7,188	2.08		2.08		2.05		2.05		2.45		110

$11.03	10.10%	$3,686,218	0.78	%*	0.78	%*	0.75	%*	0.75	%*	3.11	%*	58%

10.21	(1.45)	2,852,619	0.79		0.79		0.75		0.75		3.19		127

10.86	5.45	2,627,609	0.79		0.79		0.75		0.75		3.45		105

10.77	4.75	2,558,977	0.77		0.77		0.75		0.75		3.36		146

10.78	11.53	2,383,388	0.77		0.77		0.76		0.76		4.42		156

10.15	0.27	1,876,489	0.76		0.76		0.75		0.75		4.71		99

11.03	10.04	596,691	0.88	*	0.88	*	0.85	*	0.85	*	3.01	*	58

10.21	(1.55)	335,490	0.89		0.89		0.85		0.85		3.07		127

10.86	5.34	169,410	0.89		0.89		0.85		0.85		3.35		105

10.77	4.64	129,856	0.87		0.87		0.85		0.85		3.25		146

10.78	11.42	84,476	0.87		0.87		0.86		0.86		4.27		156

10.15	0.17	53,679	0.86		0.86		0.85		0.85		4.63		99

11.03	10.02	26,284	0.93	*	0.98	*	0.90	*	0.95	*	2.96	*	58

10.21	(1.60)	13,637	0.94		0.99		0.90		0.95		3.03		127

10.86	5.47	3,619	0.94	*	0.99	*	0.90	*	0.95	*	3.55	*	105

11.03	9.96	167,937	1.03	*	1.03	*	1.00	*	1.00	*	2.86	*	58

10.21	(1.70)	159,259	1.04		1.04		1.00		1.00		2.94		127

10.86	5.19	155,936	1.04		1.04		1.00		1.00		3.36		105

10.77	4.49	10,049	1.02		1.02		1.00		1.00		3.12		146

10.78	11.25	12,535	1.02		1.02		1.01		1.01		4.09		156

10.15	0.02	8,983	1.01		1.01		1.00		1.00		4.47		99

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Fund (Cont.)
Class A

04/01/2020 - 09/30/2020+	$10.21	$0.15	$0.85	$1.00	$(0.18)	$0.00	$0.00	$(0.18)

03/31/2020	10.86	0.31	(0.49)	(0.18)	(0.45)	(0.02)	0.00	(0.47)

03/31/2019	10.77	0.32	0.20	0.52	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.78	0.32	0.14	0.46	(0.46)	0.00	(0.01)	(0.47)

03/31/2017	10.15	0.43	0.68	1.11	(0.48)	0.00	0.00	(0.48)

03/31/2016	10.89	0.45	(0.47)	(0.02)	(0.66)	(0.06)	0.00	(0.72)
Class C

04/01/2020 - 09/30/2020+	10.21	0.11	0.85	0.96	(0.14)	0.00	0.00	(0.14)

03/31/2020	10.86	0.23	(0.49)	(0.26)	(0.37)	(0.02)	0.00	(0.39)

03/31/2019	10.77	0.24	0.20	0.44	(0.35)	0.00	0.00	(0.35)

03/31/2018	10.78	0.24	0.14	0.38	(0.38)	0.00	(0.01)	(0.39)

03/31/2017	10.15	0.35	0.68	1.03	(0.40)	0.00	0.00	(0.40)

03/31/2016	10.89	0.37	(0.47)	(0.10)	(0.58)	(0.06)	0.00	(0.64)

PIMCO ESG Income Fund(g)
Institutional Class

09/30/2020 - 09/30/2020+	$10.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00	$0.00
I-2

09/30/2020 - 09/30/2020+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
I-3

09/30/2020 - 09/30/2020+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class A

09/30/2020 - 09/30/2020+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00
Class C

09/30/2020 - 09/30/2020+	10.00	0.00	0.00	0.00	0.00	0.00	0.00	0.00

PIMCO High Yield Spectrum Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.58	$0.23	$0.94	$1.17	$(0.25)	$0.00	$0.00	$(0.25)

03/31/2020	9.71	0.54	(1.12)	(0.58)	(0.55)	0.00	0.00	(0.55)

03/31/2019	9.78	0.57	(0.07)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.55	(0.14)	0.41	(0.30)	0.00	(0.26)	(0.56)

03/31/2017	9.22	0.58	0.77	1.35	(0.64)	0.00	0.00	(0.64)

03/31/2016	10.15	0.60	(0.83)	(0.23)	(0.66)	(0.04)	0.00	(0.70)
I-2

04/01/2020 - 09/30/2020+	8.58	0.23	0.93	1.16	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.71	0.52	(1.11)	(0.59)	(0.54)	0.00	0.00	(0.54)

03/31/2019	9.78	0.56	(0.06)	0.50	(0.57)	0.00	0.00	(0.57)

03/31/2018	9.93	0.54	(0.14)	0.40	(0.29)	0.00	(0.26)	(0.55)

03/31/2017	9.22	0.57	0.77	1.34	(0.63)	0.00	0.00	(0.63)

03/31/2016	10.15	0.59	(0.83)	(0.24)	(0.65)	(0.04)	0.00	(0.69)
I-3

04/01/2020 - 09/30/2020+	8.58	0.23	0.93	1.16	(0.24)	0.00	0.00	(0.24)

03/31/2020	9.71	0.52	(1.12)	(0.60)	(0.53)	0.00	0.00	(0.53)

04/27/2018 - 03/31/2019	9.81	0.52	(0.10)	0.42	(0.52)	0.00	0.00	(0.52)
Class A

04/01/2020 - 09/30/2020+	8.58	0.22	0.93	1.15	(0.23)	0.00	0.00	(0.23)

03/31/2020	9.71	0.50	(1.12)	(0.62)	(0.51)	0.00	0.00	(0.51)

03/31/2019	9.78	0.54	(0.07)	0.47	(0.54)	0.00	0.00	(0.54)

03/31/2018	9.93	0.52	(0.14)	0.38	(0.27)	0.00	(0.26)	(0.53)

03/31/2017	9.22	0.54	0.77	1.31	(0.60)	0.00	0.00	(0.60)

03/31/2016	10.15	0.57	(0.83)	(0.26)	(0.63)	(0.04)	0.00	(0.67)
Class C

04/01/2020 - 09/30/2020+	8.58	0.18	0.93	1.11	(0.19)	0.00	0.00	(0.19)

03/31/2020	9.71	0.42	(1.11)	(0.69)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.78	0.47	(0.07)	0.40	(0.47)	0.00	0.00	(0.47)

03/31/2018	9.93	0.44	(0.14)	0.30	(0.19)	0.00	(0.26)	(0.45)

03/31/2017	9.22	0.47	0.77	1.24	(0.53)	0.00	0.00	(0.53)

03/31/2016	10.15	0.50	(0.83)	(0.33)	(0.56)	(0.04)	0.00	(0.60)

20	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.03	9.88%	$348,832	1.18	%*	1.18	%*	1.15	%*	1.15	%*	2.71	%*	58%

10.21	(1.84)	297,090	1.19		1.19		1.15		1.15		2.78		127

10.86	5.03	251,911	1.19		1.19		1.15		1.15		3.04		105

10.77	4.33	260,394	1.17		1.17		1.15		1.15		2.97		146

10.78	11.09	167,491	1.17		1.17		1.16		1.16		4.02		156

10.15	(0.13)	146,814	1.16		1.16		1.15		1.15		4.32		99

11.03	9.47	84,119	1.93	*	1.93	*	1.90	*	1.90	*	1.96	*	58

10.21	(2.58)	77,114	1.94		1.94		1.90		1.90		2.04		127

10.86	4.25	73,261	1.94		1.94		1.90		1.90		2.29		105

10.77	3.56	82,085	1.92		1.92		1.90		1.90		2.22		146

10.78	10.26	104,368	1.92		1.92		1.91		1.91		3.29		156

10.15	(0.88)	103,810	1.91		1.91		1.90		1.90		3.57		99

$10.00	0.00%	$4,960	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0.00	%*	0%

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

10.00	0.00	10	0.00	*	0.00	*	0.00	*	0.00	*	0.00	*	0

$9.50	13.68%	$117,448	0.62	%*	0.62	%*	0.60	%*	0.60	%*	5.04	%*	22%

8.58	(6.52)	101,092	0.62		0.62		0.60		0.60		5.47		27

9.71	5.36	603,647	0.63		0.63		0.60		0.60		5.93		26

9.78	4.15	655,038	0.62		0.62		0.60		0.60		5.53		24

9.93	14.98	1,505,442	0.61		0.61		0.60		0.60		5.92		35

9.22	(2.20)	1,673,680	0.61		0.61		0.60		0.60		6.29		30

9.50	13.62	222,974	0.72	*	0.72	*	0.70	*	0.70	*	4.91	*	22

8.58	(6.61)	134,676	0.72		0.72		0.70		0.70		5.34		27

9.71	5.26	193,934	0.73		0.73		0.70		0.70		5.85		26

9.78	4.05	150,910	0.72		0.72		0.70		0.70		5.45		24

9.93	14.87	142,214	0.71		0.71		0.70		0.70		5.82		35

9.22	(2.29)	128,077	0.71		0.71		0.70		0.70		6.20		30

9.50	13.59	507	0.77	*	0.82	*	0.75	*	0.80	*	4.90	*	22

8.58	(6.66)	445	0.77		0.82		0.75		0.80		5.28		27

9.71	4.45	2,142	0.78	*	0.83	*	0.75	*	0.80	*	5.91	*	26

9.50	13.48	53,794	0.97	*	0.97	*	0.95	*	0.95	*	4.70	*	22

8.58	(6.85)	50,039	0.97		0.97		0.95		0.95		5.08		27

9.71	5.00	63,446	0.98		0.98		0.95		0.95		5.58		26

9.78	3.79	83,841	0.97		0.97		0.95		0.95		5.21		24

9.93	14.58	43,592	0.96		0.96		0.95		0.95		5.55		35

9.22	(2.54)	18,560	0.96		0.96		0.95		0.95		5.94		30

9.50	13.06	7,324	1.72	*	1.72	*	1.70	*	1.70	*	3.96	*	22

8.58	(7.54)	6,862	1.72		1.72		1.70		1.70		4.33		27

9.71	4.22	8,118	1.73		1.73		1.70		1.70		4.83		26

9.78	3.02	10,506	1.72		1.72		1.70		1.70		4.44		24

9.93	13.73	9,777	1.71		1.71		1.70		1.70		4.81		35

9.22	(3.26)	6,123	1.71		1.71		1.70		1.70		5.19		30

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Long-Term Credit Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$12.08	$0.25	$1.39	$1.64	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2020	11.69	0.48	0.54	1.02	(0.59)	(0.04)	0.00	(0.63)

03/31/2019	11.83	0.49	0.08	0.57	(0.49)	(0.15)	(0.07)	(0.71)

03/31/2018	11.63	0.53	0.25	0.78	(0.58)	0.00	0.00	(0.58)

03/31/2017	11.40	0.56	0.32	0.88	(0.60)	0.00	(0.05)	(0.65)

03/31/2016	13.27	0.61	(0.87)	(0.26)	(0.80)	(0.81)	0.00	(1.61)
I-2

04/01/2020 - 09/30/2020+	12.08	0.24	1.40	1.64	(0.28)	0.00	0.00	(0.28)

03/31/2020	11.69	0.47	0.54	1.01	(0.58)	(0.04)	0.00	(0.62)

03/31/2019	11.83	0.48	0.08	0.56	(0.48)	(0.15)	(0.07)	(0.70)

03/31/2018	11.63	0.52	0.25	0.77	(0.57)	0.00	0.00	(0.57)

03/31/2017	11.40	0.54	0.33	0.87	(0.59)	0.00	(0.05)	(0.64)

03/31/2016	13.27	0.60	(0.87)	(0.27)	(0.79)	(0.81)	0.00	(1.60)

PIMCO Low Duration Income Fund
Institutional Class

04/01/2020 - 09/30/2020+	$7.95	$0.13	$0.51	$0.64	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	8.58	0.32	(0.55)	(0.23)	(0.40)	0.00	0.00	(0.40)

03/31/2019	8.56	0.30	0.01	0.31	(0.29)	0.00	0.00	(0.29)

03/31/2018	8.46	0.27	0.09	0.36	(0.26)	0.00	0.00	(0.26)

03/31/2017	7.67	0.35	0.74	1.09	(0.30)	0.00	0.00	(0.30)

03/31/2016	8.26	0.36	(0.55)	(0.19)	(0.40)	0.00	0.00	(0.40)
I-2

04/01/2020 - 09/30/2020+	7.95	0.12	0.51	0.63	(0.14)	0.00	0.00	(0.14)

03/31/2020	8.58	0.31	(0.55)	(0.24)	(0.39)	0.00	0.00	(0.39)

03/31/2019	8.56	0.30	0.00	0.30	(0.28)	0.00	0.00	(0.28)

03/31/2018	8.46	0.26	0.09	0.35	(0.25)	0.00	0.00	(0.25)

03/31/2017	7.67	0.32	0.76	1.08	(0.29)	0.00	0.00	(0.29)

03/31/2016	8.26	0.36	(0.56)	(0.20)	(0.39)	0.00	0.00	(0.39)
I-3

04/01/2020 - 09/30/2020+	7.95	0.12	0.51	0.63	(0.14)	0.00	0.00	(0.14)

03/31/2020	8.58	0.31	(0.56)	(0.25)	(0.38)	0.00	0.00	(0.38)

04/27/2018 - 03/31/2019	8.54	0.29	0.01	0.30	(0.26)	0.00	0.00	(0.26)
Class A

04/01/2020 - 09/30/2020+	7.95	0.11	0.51	0.62	(0.13)	0.00	0.00	(0.13)

03/31/2020	8.58	0.28	(0.55)	(0.27)	(0.36)	0.00	0.00	(0.36)

03/31/2019	8.56	0.27	0.01	0.28	(0.26)	0.00	0.00	(0.26)

03/31/2018	8.46	0.23	0.09	0.32	(0.22)	0.00	0.00	(0.22)

03/31/2017	7.67	0.31	0.75	1.06	(0.27)	0.00	0.00	(0.27)

03/31/2016	8.26	0.33	(0.55)	(0.22)	(0.37)	0.00	0.00	(0.37)
Class C

04/01/2020 - 09/30/2020+	7.95	0.10	0.51	0.61	(0.12)	0.00	0.00	(0.12)

03/31/2020	8.58	0.26	(0.55)	(0.29)	(0.34)	0.00	0.00	(0.34)

03/31/2019	8.56	0.24	0.01	0.25	(0.23)	0.00	0.00	(0.23)

03/31/2018	8.46	0.20	0.10	0.30	(0.20)	0.00	0.00	(0.20)

03/31/2017	7.67	0.29	0.75	1.04	(0.25)	0.00	0.00	(0.25)

03/31/2016	8.26	0.31	(0.56)	(0.25)	(0.34)	0.00	0.00	(0.34)

PIMCO Senior Floating Rate Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.63	$0.15	$0.53	$0.68	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	9.73	0.43	(1.06)	(0.63)	(0.47)	0.00	0.00	(0.47)

03/31/2019	9.90	0.41	(0.14)	0.27	(0.44)	0.00	0.00	(0.44)

03/31/2018	9.94	0.35	0.01	0.36	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	9.65	0.35	0.31	0.66	(0.37)	0.00	0.00	(0.37)

03/31/2016	10.07	0.37	(0.41)	(0.04)	(0.37)	0.00	(0.01)	(0.38)

22	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$13.44	13.66%	$3,386,865	0.60	%*	0.60	%*	0.55	%*	0.55	%*	3.76	%*	49%

12.08	8.59	3,313,697	0.84		0.84		0.55		0.55		3.84		180

11.69	5.20	3,576,056	0.79		0.79		0.55		0.55		4.33		133

11.83	6.76	3,309,210	0.85		0.85		0.55		0.55		4.43		96

11.63	7.79	2,805,317	0.72		0.72		0.55		0.55		4.70		114

11.40	(1.24)	3,037,689	0.65		0.65		0.55		0.55		5.15		124

13.44	13.60	176,749	0.70	*	0.70	*	0.65	*	0.65	*	3.68	*	49

12.08	8.49	197,002	0.94		0.94		0.65		0.65		3.71		180

11.69	5.10	71,189	0.89		0.89		0.65		0.65		4.23		133

11.83	6.66	54,410	0.95		0.95		0.65		0.65		4.34		96

11.63	7.68	41,527	0.82		0.82		0.65		0.65		4.56		114

11.40	(1.34)	77,072	0.75		0.75		0.65		0.65		5.03		124

$8.44	8.05%	$1,737,591	0.54	%*	0.54	%*	0.51	%*	0.51	%*	3.04	%*	223%

7.95	(2.94)	1,644,585	0.55		0.55		0.51		0.51		3.77		432

8.58	3.70	1,682,347	0.58		0.59		0.50		0.51		3.55		207

8.56	4.29	705,766	0.50		0.55		0.46		0.51		3.21		128

8.46	14.45	95,776	0.61	(d)	0.62	(d)	0.55	(d)	0.56	(d)	4.23		243

7.67	(2.38)	77,614	0.56		0.56		0.55		0.55		4.52		118

8.44	8.00	2,424,739	0.64	*	0.64	*	0.61	*	0.61	*	2.93	*	223

7.95	(3.04)	2,246,989	0.65		0.65		0.61		0.61		3.64		432

8.58	3.60	1,854,130	0.68		0.69		0.60		0.61		3.49		207

8.56	4.19	509,577	0.60		0.65		0.56		0.61		3.10		128

8.46	14.34	55,138	0.71	(e)	0.72	(e)	0.65	(e)	0.66	(e)	3.85		243

7.67	(2.49)	18,959	0.66		0.66		0.65		0.65		4.41		118

8.44	7.98	41,508	0.69	*	0.74	*	0.66	*	0.71	*	2.87	*	223

7.95	(3.09)	20,116	0.70		0.75		0.66		0.71		3.63		432

8.58	3.56	39,161	0.73	*	0.79	*	0.65	*	0.71	*	3.69	*	207

8.44	7.84	1,434,268	0.94	*	0.94	*	0.91	*	0.91	*	2.63	*	223

7.95	(3.33)	1,322,295	0.95		0.95		0.91		0.91		3.33		432

8.58	3.29	1,056,714	0.98		0.99		0.90		0.91		3.16		207

8.56	3.87	533,327	0.90		0.95		0.86		0.91		2.70		128

8.46	14.00	169,743	1.01	(f)	1.02	(f)	0.95	(f)	0.96	(f)	3.77		243

7.67	(2.77)	115,209	0.96		0.96		0.95		0.95		4.14		118

8.44	7.68	203,835	1.24	*	1.24	*	1.21	*	1.21	*	2.33	*	223

7.95	(3.62)	200,678	1.25		1.25		1.21		1.21		3.07		432

8.58	2.98	190,628	1.28		1.29		1.20		1.21		2.85		207

8.56	3.56	101,717	1.20		1.25		1.16		1.21		2.34		128

8.46	13.65	85,943	1.31	(f)	1.32	(f)	1.25	(f)	1.26	(f)	3.53		243

7.67	(3.06)	85,141	1.26		1.26		1.25		1.25		3.84		118

$9.16	7.94%	$317,706	0.73	%*	0.73	%*	0.70	%*	0.70	%*	3.31	%*	114%

8.63	(6.94)	151,077	0.75		0.75		0.70		0.70		4.42		49

9.73	2.74	171,645	0.75		0.75		0.70		0.70		4.15		42

9.90	3.66	1,269,665	0.72		0.72		0.70		0.70		3.55		34

9.94	6.96	1,148,303	0.74		0.74		0.70		0.70		3.53		19

9.65	(0.34)	789,164	0.72		0.72		0.70		0.70		3.71		31

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Senior Floating Rate Fund (Cont.)
I-2

04/01/2020 - 09/30/2020+	$8.63	$0.14	$0.54	$0.68	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	9.73	0.42	(1.06)	(0.64)	(0.46)	0.00	0.00	(0.46)

03/31/2019	9.90	0.42	(0.16)	0.26	(0.43)	0.00	0.00	(0.43)

03/31/2018	9.94	0.34	0.01	0.35	(0.37)	0.00	(0.02)	(0.39)

03/31/2017	9.65	0.34	0.31	0.65	(0.36)	0.00	0.00	(0.36)

03/31/2016	10.07	0.36	(0.40)	(0.04)	(0.37)	0.00	(0.01)	(0.38)
Class A

04/01/2020 - 09/30/2020+	8.63	0.14	0.53	0.67	(0.14)	0.00	0.00	(0.14)

03/31/2020	9.73	0.40	(1.06)	(0.66)	(0.44)	0.00	0.00	(0.44)

03/31/2019	9.90	0.39	(0.15)	0.24	(0.41)	0.00	0.00	(0.41)

03/31/2018	9.94	0.32	0.01	0.33	(0.35)	0.00	(0.02)	(0.37)

03/31/2017	9.65	0.32	0.31	0.63	(0.34)	0.00	0.00	(0.34)

03/31/2016	10.07	0.34	(0.40)	(0.06)	(0.35)	0.00	(0.01)	(0.36)
Class C

04/01/2020 - 09/30/2020+	8.63	0.10	0.54	0.64	(0.11)	0.00	0.00	(0.11)

03/31/2020	9.73	0.33	(1.06)	(0.73)	(0.37)	0.00	0.00	(0.37)

03/31/2019	9.90	0.32	(0.16)	0.16	(0.33)	0.00	0.00	(0.33)

03/31/2018	9.94	0.25	0.00	0.25	(0.27)	0.00	(0.02)	(0.29)

03/31/2017	9.65	0.25	0.31	0.56	(0.27)	0.00	0.00	(0.27)

03/31/2016	10.07	0.26	(0.40)	(0.14)	(0.27)	0.00	(0.01)	(0.28)

PIMCO Preferred and Capital Securities Fund (Consolidated)
Institutional Class

04/01/2020 - 09/30/2020+	$9.23	$0.19	$1.27	$1.46	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	9.98	0.41	(0.63)	(0.22)	(0.50)	(0.03)	0.00	(0.53)

03/31/2019	10.31	0.46	(0.18)	0.28	(0.59)	(0.01)	(0.01)	(0.61)

03/31/2018	10.22	0.41	0.43	0.84	(0.72)	(0.03)	0.00	(0.75)

03/31/2017	9.44	0.46	0.94	1.40	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.58)	(0.18)	(0.31)	0.00	(0.07)	(0.38)
I-2

04/01/2020 - 09/30/2020+	9.21	0.19	1.26	1.45	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.97	0.40	(0.64)	(0.24)	(0.49)	(0.03)	0.00	(0.52)

03/31/2019	10.30	0.45	(0.18)	0.27	(0.58)	(0.01)	(0.01)	(0.60)

03/31/2018	10.21	0.40	0.43	0.83	(0.71)	(0.03)	0.00	(0.74)

03/31/2017	9.45	0.42	0.96	1.38	(0.62)	0.00	0.00	(0.62)

04/13/2015 - 03/31/2016	10.00	0.40	(0.57)	(0.17)	(0.31)	0.00	(0.07)	(0.38)
I-3

04/01/2020 - 09/30/2020+	9.20	0.18	1.27	1.45	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.95	0.40	(0.63)	(0.23)	(0.49)	(0.03)	0.00	(0.52)

04/27/2018 - 03/31/2019	10.32	0.43	(0.19)	0.24	(0.59)	(0.01)	(0.01)	(0.61)
Class A

04/01/2020 - 09/30/2020+	9.19	0.17	1.26	1.43	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.95	0.37	(0.63)	(0.26)	(0.47)	(0.03)	0.00	(0.50)

03/31/2019	10.29	0.43	(0.19)	0.24	(0.56)	(0.01)	(0.01)	(0.58)

03/31/2018	10.22	0.38	0.42	0.80	(0.70)	(0.03)	0.00	(0.73)

03/31/2017	9.43	0.42	0.95	1.37	(0.58)	0.00	0.00	(0.58)

04/13/2015 - 03/31/2016	10.00	0.37	(0.58)	(0.21)	(0.29)	0.00	(0.07)	(0.36)

24	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.16	7.89%	$24,239	0.83	%*	0.83	%*	0.80	%*	0.80	%*	3.19	%*	114%

8.63	(7.03)	25,932	0.85		0.85		0.80		0.80		4.30		49

9.73	2.64	38,809	0.85		0.85		0.80		0.80		4.25		42

9.90	3.56	22,172	0.82		0.82		0.80		0.80		3.47		34

9.94	6.85	13,970	0.84		0.84		0.80		0.80		3.44		19

9.65	(0.44)	12,493	0.82		0.82		0.80		0.80		3.61		31

9.16	7.78	49,245	1.03	*	1.03	*	1.00	*	1.00	*	2.99	*	114

8.63	(7.22)	52,228	1.05		1.05		1.00		1.00		4.13		49

9.73	2.44	89,364	1.05		1.05		1.00		1.00		4.02		42

9.90	3.35	94,579	1.02		1.02		1.00		1.00		3.24		34

9.94	6.63	87,065	1.04		1.04		1.00		1.00		3.24		19

9.65	(0.63)	64,230	1.02		1.02		1.00		1.00		3.42		31

9.16	7.38	17,313	1.78	*	1.78	*	1.75	*	1.75	*	2.21	*	114

8.63	(7.91)	22,627	1.80		1.80		1.75		1.75		3.39		49

9.73	1.68	46,421	1.80		1.80		1.75		1.75		3.27		42

9.90	2.58	44,916	1.77		1.77		1.75		1.75		2.48		34

9.94	5.84	55,559	1.79		1.79		1.75		1.75		2.49		19

9.65	(1.38)	53,921	1.77		1.77		1.75		1.75		2.67		31

$10.62	15.86%	$1,161,802	0.81	%*	0.90	%*	0.78	%*	0.87	%*	3.75	%*	25%

9.23	(2.68)	788,615	0.79		0.87		0.78		0.86		3.92		67

9.98	2.83	259,798	0.82		0.91		0.81		0.90		4.58		57

10.31	8.28	119,949	0.80		0.87		0.80		0.87		3.94		151

10.22	15.22	60,707	0.80		0.87		0.80		0.87		4.62		123

9.44	(1.82)	27,417	0.79	*	1.14	*	0.79	*	1.14	*	4.21	*	209

10.59	15.77	269,311	0.91	*	1.00	*	0.88	*	0.97	*	3.66	*	25

9.21	(2.87)	230,245	0.89		0.97		0.88		0.96		3.85		67

9.97	2.76	130,385	0.92		1.01		0.91		1.00		4.51		57

10.30	8.27	36,539	0.90		0.97		0.90		0.97		3.82		151

10.21	14.92	6,002	0.90		0.97		0.90		0.97		4.19		123

9.45	(1.77)	361	0.89	*	1.24	*	0.89	*	1.24	*	4.22	*	209

10.58	15.79	39,187	0.96	*	1.10	*	0.93	*	1.07	*	3.62	*	25

9.20	(2.80)	28,048	0.94		1.07		0.93		1.06		3.80		67

9.95	2.49	11,782	0.97	*	1.11	*	0.96	*	1.10	*	4.79	*	57

10.56	15.64	278,817	1.16	*	1.25	*	1.13	*	1.22	*	3.40	*	25

9.19	(3.06)	264,206	1.14		1.22		1.13		1.21		3.57		67

9.95	2.50	119,215	1.17		1.26		1.16		1.25		4.29		57

10.29	7.88	35,464	1.15		1.22		1.15		1.22		3.63		151

10.22	14.79	1,954	1.15		1.22		1.15		1.22		4.22		123

9.43	(2.10)	2,375	1.14	*	1.49	*	1.14	*	1.49	*	3.97	*	209

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Preferred and Capital Securities Fund (Consolidated) (Cont.)
Class C

04/01/2020 - 09/30/2020+	$9.19	$0.14	$1.25	$1.39	$(0.05)	$0.00	$0.00	$(0.05)

08/23/2019 - 03/31/2020	10.48	0.16	(1.08)	(0.92)	(0.34)	(0.03)	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.20%.
(e)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.30%.
(f)	Effective January 23, 2017, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.35%.
(g)	Inception date of the Fund was September 30, 2020.

26	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.53	15.18%	$16,799	1.91	%*	2.00	%*	1.88	%*	1.97	%*	2.66	%*	25%

9.19	(9.21)	12,500	1.89	*	1.97	*	1.88	*	1.96	*	2.64	*	67

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Assets:

Investments, at value
Investments in securities*	$312,926	$5,257,668	$100	$351,914	$4,349,417	$8,628,086	$358,037
Investments in Affiliates	87,736	32,594	0	47,122	150	169	11,235
Financial Derivative Instruments
Exchange-traded or centrally cleared	62	922	0	15	1,038	4,357	10
Over the counter	1,346	10,719	0	1,315	7,939	20,990	598
Cash	2	5	0	3	0	0	1,275
Deposits with counterparty	5,591	3,381	0	1,343	24,333	13,130	1,036
Foreign currency, at value	788	4,862	0	606	5,328	51,649	20
Receivable for investments sold	585	637	0	111	451,677	146,071	59,181
Receivable for investments sold on a delayed-delivery basis	0	51,595	0	0	0	0	0
Receivable for TBA investments sold	3,470	482,440	0	0	211,908	2,014,953	0
Receivable for Fund shares sold	384	6,762	5,000	403	69,344	24,194	10
Interest and/or dividends receivable	2,712	41,308	0	5,233	38,384	35,253	778
Dividends receivable from Affiliates	23	30	0	9	1	2	4
Reimbursement receivable from PIMCO	0	1	0	0	0	0	0
Prepaid expenses	0	0	0	20	0	0	50
Other assets	0	65	0	0	2	0	0
Total Assets	415,625	5,892,989	5,100	408,094	5,159,521	10,938,854	432,234

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$183,285	$0	$364	$1,092,016	$1,438,536	$0
Payable for sale-buyback transactions	0	51,261	0	0	3,831	12,519	0
Payable for short sales	1,678	0	0	0	0	314,379	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	94	297	0	0	1,450	868	0
Over the counter	553	3,346	0	71	4,000	10,791	41
Payable for investments purchased	2,986	27,158	100	3,473	94,317	45,766	22,409
Payable for investments in Affiliates purchased	23	30	0	9	1	2	4
Payable for TBA investments purchased	6,939	694,506	0	0	387,837	3,230,706	0
Payable for unfunded loan commitments	415	434	0	0	131	2,181	111
Deposits from counterparty	269	10,668	0	1,260	6,693	20,562	530
Payable for Fund shares redeemed	277	7,682	0	540	3,401	14,069	322
Distributions payable	0	922	0	84	532	2,257	13
Overdraft due to custodian	0	0	0	0	58	984	0
Accrued investment advisory fees	199	1,817	0	95	881	1,438	144
Accrued supervisory and administrative fees	111	1,318	0	117	749	1,365	113
Accrued distribution fees	3	87	0	5	0	50	11
Accrued servicing fees	6	89	0	14	0	334	14
Accrued reimbursement to PIMCO	0	0	0	0	0	22	0
Other liabilities	0	8	0	15	10	84	19
Total Liabilities	13,553	982,908	100	6,047	1,595,907	5,096,913	23,731

Net Assets	$402,072	$4,910,081	$5,000	$402,047	$3,563,614	$5,841,941	$408,503

Net Assets Consist of:

Paid in capital	$454,809	$4,899,482	$5,000	$464,906	$3,004,680	$6,201,259	$480,766
Distributable earnings (accumulated loss)	(52,737)	10,599	0	(62,859)	558,934	(359,318)	(72,263)

Net Assets	$402,072	$4,910,081	$5,000	$402,047	$3,563,614	$5,841,941	$408,503

Cost of investments in securities	$307,107	$5,138,338	$100	$361,329	$3,966,620	$8,624,639	$353,727
Cost of investments in Affiliates	$87,565	$32,599	$0	$47,025	$150	$168	$11,235
Cost of foreign currency held	$900	$4,884	$0	$607	$5,715	$53,515	$20
Proceeds received on short sales	$1,433	$0	$0	$0	$0	$314,830	$0
Cost or premiums of financial derivative instruments, net	$(805)	$27,786	$0	$585	$(3,479)	$(23,078)	$519

* Includes repurchase agreements of:	$2,171	$4,047	$0	$582	$1,238	$1,919	$12,007

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Net Assets:

Institutional Class	$273,330	$3,686,218	$4,960	$117,448	$3,386,865	$1,737,591	$317,706
I-2	98,896	596,691	10	222,974	176,749	2,424,739	24,239
I-3	N/A	26,284	10	507	N/A	41,508	N/A
Administrative Class	N/A	167,937	N/A	N/A	N/A	N/A	N/A
Class A	24,263	348,832	10	53,794	N/A	1,434,268	49,245
Class C	5,583	84,119	10	7,324	N/A	203,835	17,313

Shares Issued and Outstanding:

Institutional Class	27,882	334,332	496	12,367	251,946	205,888	34,696
I-2	10,133	54,118	1	23,480	13,148	287,312	2,647
I-3	N/A	2,384	1	53	N/A	4,918	N/A
Administrative Class	N/A	15,232	N/A	N/A	N/A	N/A	N/A
Class A	2,473	31,639	1	5,665	N/A	169,948	5,378
Class C	578	7,629	1	771	N/A	24,152	1,891

Net Asset Value Per Share Outstanding(a):

Institutional Class	$9.80	$11.03	$10.00	$9.50	$13.44	$8.44	$9.16
I-2	9.76	11.03	10.00	9.50	13.44	8.44	9.16
I-3	N/A	11.03	10.00	9.50	N/A	8.44	N/A
Administrative Class	N/A	11.03	N/A	N/A	N/A	N/A	N/A
Class A	9.81	11.03	10.00	9.50	N/A	8.44	9.16
Class C	9.66	11.03	10.00	9.50	N/A	8.44	9.16

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Consolidated Statement of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Preferred and Capital Securities Fund

Assets:

Investments, at value
Investments in securities*	$1,696,597
Investments in Affiliates	101,858
Financial Derivative Instruments
Exchange-traded or centrally cleared	577
Over the counter	13,858
Cash	1
Deposits with counterparty	5,661
Foreign currency, at value	3,644
Receivable for investments sold	145
Receivable for Fund shares sold	1,876
Interest and/or dividends receivable	20,662
Dividends receivable from Affiliates	52
Reimbursement receivable from PIMCO	142
Total Assets	1,845,073

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$54,168

Financial Derivative Instruments
Exchange-traded or centrally cleared	907
Over the counter	559
Payable for investments purchased	5,512
Payable for investments in Affiliates purchased	52
Deposits from counterparty	15,401
Payable for Fund shares redeemed	1,035
Accrued investment advisory fees	763
Accrued supervisory and administrative fees	622
Accrued distribution fees	10
Accrued servicing fees	63
Other liabilities	65
Total Liabilities	79,157

Net Assets	$1,765,916

Net Assets Consist of:

Paid in capital	$1,729,484
Distributable earnings (accumulated loss)	36,432

Net Assets	$1,765,916

Cost of investments in securities	$1,656,473
Cost of investments in Affiliates	$101,832
Cost of foreign currency held	$3,608
Cost or premiums of financial derivative instruments, net	$(1,992)

* Includes repurchase agreements of:	$4,402

†	A zero balance may reflect actual amounts rounding to less than one thousand.

30	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Preferred and Capital Securities Fund

Net Assets:

Institutional Class	$1,161,802
I-2	269,311
I-3	39,187
Class A	278,817
Class C	16,799

Shares Issued and Outstanding:

Institutional Class	109,404
I-2	25,424
I-3	3,706
Class A	26,396
Class C	1,595

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.62
I-2	10.59
I-3	10.58
Class A	10.56
Class C	10.53

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund(a)	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Bond Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund

Investment Income:

Interest, net of foreign taxes*	$6,961	$85,487	$0	$9,779	$83,505	$101,309	$10,468
Dividends	0	105	0	0	421	1	0
Dividends from Investments in Affiliates	188	253	0	72	139	18	108
Total Income	7,149	85,845	0	9,851	84,065	101,328	10,576

Expenses:

Investment advisory fees	1,111	9,898	0	522	5,776	8,498	1,046
Supervisory and administrative fees	620	7,173	0	638	4,902	8,077	814
Distribution and/or servicing fees - Administrative Class	N/A	207	N/A	N/A	N/A	N/A	N/A
Distribution fees - Class C	20	310	0	27	N/A	305	75
Servicing fees - Class A	28	409	0	69	N/A	1,722	63
Servicing fees - Class C	7	104	0	9	N/A	254	25
Trustee fees	1	9	0	1	9	13	1
Interest expense	13	704	0	41	1,025	957	71
Miscellaneous expense	3	36	0	6	41	273	0
Total Expenses	1,803	18,850	0	1,313	11,753	20,099	2,095
Waiver and/or Reimbursement by PIMCO	0	(5)	0	(0)	0	(24)	0
Net Expenses	1,803	18,845	0	1,313	11,753	20,075	2,095

Net Investment Income (Loss)	5,346	67,000	0	8,538	72,312	81,253	8,481

Net Realized Gain (Loss):

Investments in securities	(6,017)	(35,122)	0	(8,768)	166,304	8,375	6,918
Investments in Affiliates	(135)	30	0	(1)	363	13	296
Exchange-traded or centrally cleared financial derivative instruments	(1,185)	(43,008)	0	(984)	(39,911)	(204,113)	(2,352)
Over the counter financial derivative instruments	(383)	(12,333)	0	(2,251)	1,876	(36,071)	(846)
Short sales	(776)	30	0	0	0	(26)	0
Foreign currency	(210)	(3,548)	0	(1,087)	(578)	(5,072)	(1,861)

Net Realized Gain (Loss)	(8,706)	(93,951)	0	(13,091)	128,054	(236,894)	2,155

Investments in securities	32,879	327,854	0	42,593	222,518	336,322	26,389
Investments in Affiliates	413	960	0	109	(21)	(1)	35
Exchange-traded or centrally cleared financial derivative instruments	1,100	77,912	0	1,414	67,791	209,075	458
Over the counter financial derivative instruments	1,172	15,473	0	1,979	13,254	41,420	1,025
Short sales	441	0	0	0	0	0	0
Foreign currency assets and liabilities	(186)	(2,163)	0	(230)	(754)	(2,953)	93

Net Change in Unrealized Appreciation (Depreciation)	35,819	420,036	0	45,865	302,788	583,863	28,000

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,459	$393,085	$0	$41,312	$503,154	$428,222	$38,636

* Foreign tax withholdings	$0	$3	$0	$0	$0	$8	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of the Fund was September 30, 2020.

32	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Statement of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Preferred and Capital Securities Fund

Investment Income:

Interest, net of foreign taxes*	$34,623
Dividends	1,782
Dividends from Investments in Affiliates	199
Total Income	36,604

Expenses:

Investment advisory fees	4,006
Supervisory and administrative fees	3,310
Distribution fees - Class C	57
Servicing fees - Class A	355
Servicing fees - Class C	19
Trustee fees	3
Interest expense	202
Miscellaneous expense	2
Total Expenses	7,954
Waiver and/or Reimbursement by PIMCO	(693)
Net Expenses	7,261

Net Investment Income (Loss)	29,343

Net Realized Gain (Loss):

Investments in securities	(1,255)
Investments in Affiliates	81
Exchange-traded or centrally cleared financial derivative instruments	(1,053)
Over the counter financial derivative instruments	(26,172)
Foreign currency	(6,742)

Net Realized Gain (Loss)	(35,141)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	210,738
Investments in Affiliates	26
Exchange-traded or centrally cleared financial derivative instruments	(1,329)
Over the counter financial derivative instruments	10,867
Foreign currency assets and liabilities	543

Net Change in Unrealized Appreciation (Depreciation)	220,845

Net Increase (Decrease) in Net Assets Resulting from Operations	$215,047

* Foreign tax withholdings	$64

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Statements of Changes in Net Assets

	PIMCO Credit Opportunities Bond Fund		PIMCO Diversified Income Fund		PIMCO ESG Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Inception date through September 30, 2020 (Unaudited)

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,346	$16,704	$67,000	$123,630	$0
Net realized gain (loss)	(8,706)	7,747	(93,951)	101,111	0
Net change in unrealized appreciation (depreciation)	35,819	(37,789)	420,036	(321,601)	0

Net Increase (Decrease) in Net Assets Resulting from Operations	32,459	(13,338)	393,085	(96,860)	0

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,055)	(12,786)	(62,863)	(139,643)	0
I-2	(1,369)	(2,265)	(9,145)	(19,963)	0
I-3	N/A	N/A	(368)	(457)	0
Administrative Class	N/A	N/A	(2,945)	(7,677)	N/A
Class A	(315)	(785)	(5,563)	(15,078)	0
Class C	(61)	(164)	(1,097)	(2,771)	0

Total Distributions(a)	(5,800)	(16,000)	(81,981)	(185,589)	0

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	63,083	(24,584)	863,768	735,912	5,000
Fund Redemption Fee	0	0	0	0	0

Total Increase (Decrease) in Net Assets	89,742	(53,922)	1,174,872	453,463	5,000

Net Assets:

Beginning of period	312,330	366,252	3,735,209	3,281,746	0
End of period	$402,072	$312,330	$4,910,081	$3,735,209	$5,000

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

PIMCO High Yield Spectrum Fund		PIMCO Long-Term Credit Bond Fund		PIMCO Low Duration Income Fund		PIMCO Senior Floating Rate Fund

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$8,538	$34,913	$72,312	$163,332	$81,253	$205,782	$8,481	$12,449
(13,091)	(199)	128,054	150,366	(236,894)	48,896	2,155	(9,909)
45,865	(36,368)	302,788	(17,701)	583,863	(509,407)	28,000	(18,860)

41,312	(1,654)	503,154	295,997	428,222	(254,729)	38,636	(16,320)

(3,031)	(22,219)	(78,569)	(177,079)	(29,624)	(88,052)	(7,271)	(7,188)
(4,375)	(9,969)	(3,751)	(36,217)	(40,695)	(107,707)	(392)	(1,685)
(13)	(44)	N/A	N/A	(709)	(2,275)	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(1,362)	(3,318)	N/A	N/A	(21,623)	(53,304)	(771)	(3,368)
(153)	(365)	N/A	N/A	(2,885)	(8,032)	(228)	(1,423)

(8,934)	(35,915)	(82,320)	(213,296)	(95,536)	(259,370)	(8,662)	(13,664)

76,555	(540,604)	(367,919)	(219,247)	74,592	1,125,782	126,664	(64,394)
0	0	0	0	0	0	1	3

108,933	(578,173)	52,915	(136,546)	407,278	611,683	156,639	(94,375)

293,114	871,287	3,510,699	3,647,245	5,434,663	4,822,980	251,864	346,239
$402,047	$293,114	$3,563,614	$3,510,699	$5,841,941	$5,434,663	$408,503	$251,864

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Consolidated Statements of Changes in Net Assets

	PIMCO Preferred and Capital Securities Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$29,343	$38,807
Net realized gain (loss)	(35,141)	18,643
Net change in unrealized appreciation (depreciation)	220,845	(168,469)

Net Increase (Decrease) in Net Assets Resulting from Operations	215,047	(111,019)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(7,075)	(26,248)
I-2	(1,758)	(11,429)
I-3	(247)	(935)
Class A	(1,841)	(11,054)
Class C	(80)	(138	)(a)

Total Distributions(b)	(11,001)	(49,804)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	238,256	963,257

Total Increase (Decrease) in Net Assets	442,302	802,434

Net Assets:

Beginning of period	1,323,614	521,180
End of period	$1,765,916	$1,323,614

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Inception date of Class C was August 23, 2019.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

36	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Statements of Cash Flows

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Long-Term Credit Bond Fund	PIMCO Senior Floating Rate Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$503,154	$38,636

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(2,164,952)	(632,559)
Proceeds from sales of long-term securities	2,513,579	542,657
(Purchases) Proceeds from sales of short-term portfolio investments, net	22,213	8,885
(Increase) decrease in deposits with counterparty	50	(416)
(Increase) decrease in receivable for investments sold	285,821	(40,435)
(Increase) decrease in interest and/or dividends receivable	3,997	37
(Increase) decrease in dividends receivable from Affiliates	23	15
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	23,714	(1,950)
Proceeds from (Payments on) over the counter financial derivative instruments	3,693	(865)
(Increase) decrease in prepaid expenses	0	(38)
Increase (decrease) in payable for investments purchased	(506,952)	(15,134)
Increase (decrease) in payable for unfunded loan commitments	131	(26)
Increase (decrease) in deposits from counterparty	(8,999)	530
Increase (decrease) in accrued investment advisory fees	(133)	67
Increase (decrease) in accrued supervisory and administrative fees	(150)	49
Increase (decrease) in accrued distribution fees	0	(5)
Increase (decrease) in accrued servicing fees	0	(4)
Proceeds from (Payments on) foreign currency transactions	(1,639)	(1,768)
Increase (decrease) in other liabilities	3	1
Net Realized (Gain) Loss
Investments in securities	(166,304)	(6,918)
Investments in Affiliates	(363)	(296)
Exchange-traded or centrally cleared financial derivative instruments	39,911	2,352
Over the counter financial derivative instruments	(1,876)	846
Foreign currency	578	1,861
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(222,518)	(26,389)
Investments in Affiliates	21	(35)
Exchange-traded or centrally cleared financial derivative instruments	(67,791)	(458)
Over the counter financial derivative instruments	(13,254)	(1,025)
Foreign currency assets and liabilities	754	(93)
Net amortization (accretion) on investments	3,236	(1,726)

Net Cash Provided by (Used for) Operating Activities	245,947	(134,204)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	996,240	531,126
Payments on shares redeemed	(1,510,873)	(393,003)
Increase (decrease) in overdraft due to custodian	58	0
Cash distributions paid*	(4,430)	(85)
Proceeds from reverse repurchase agreements	55,329,372	41,533
Payments on reverse repurchase agreements	(55,032,518)	(45,055)
Proceeds from sale-buyback transactions	314,441	0
Payments on sale-buyback transactions	(341,678)	0

Net Cash Received from (Used for) Financing Activities	(249,388)	134,516

Net Increase (Decrease) in Cash and Foreign Currency	(3,441)	312

Cash and Foreign Currency:

Beginning of period	8,769	983
End of period	$5,328	$1,295

* Reinvestment of distributions	$77,883	$8,580

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,175	$111
Non Cash Payment in Kind	$379	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Credit Opportunities Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.8%

LOAN PARTICIPATIONS AND ASSIGNMENTS 15.7%

Altice Financing S.A.
2.895% (LIBOR03M + 2.750%) due 01/31/2026 ~	$3,404	$3,225

Altice France S.A.
3.840% (LIBOR03M + 3.688%) due 01/31/2026 ~	2,042	1,970

Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~	1,881	1,881
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~	198	199

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(i)	1,208	1,212

Brookfield Retail Holdings
2.647% (LIBOR03M + 2.500%) due 08/27/2025 ~	1,764	1,440

Cablevision Lightpath LLC
TBD% due 09/16/2027	300	298

Caesars Resort Collection LLC
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~	600	582

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	3,292	3,338

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/10/2023 ~	1,661	1,648

Citadel Securities LP
2.897% (LIBOR03M + 2.750%) due 02/27/2026 ~	593	590

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~	2,574	2,515

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	2,782	2,734

Coty, Inc.
2.409% (LIBOR03M + 2.250%) due 04/07/2025 ~	396	355

CPG International, Inc.
4.750% (LIBOR03M + 3.750%) due 05/05/2024 ~	913	912

Delta Air Lines, Inc.
TBD% due 09/16/2027	1,000	1,010

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	831	848
8.000% (PRIME + 4.750%) due 11/27/2023 ~	3,800	3,829

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	1,197	1,146

Jefferies Finance LLC
3.397% - 3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~	99	97

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~	4,100	4,040

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~	6,200	6,122

Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,129	3,966

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~	3,212	3,087

Rackspace Hosting, Inc.
3.184% - 4.000% (LIBOR03M + 3.000%) due 11/03/2023 ~	1,786	1,758

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~	100	97

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		$1,886	$1,882

Spirit AeroSystems, Inc.
TBD% due 01/29/2025		500	498

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~		288	279
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	200	231

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~		$2,693	2,694

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		264	255

USI, Inc.
3.220% (LIBOR03M + 3.000%) due 05/16/2024 ~		2,554	2,476
4.220% (LIBOR03M + 4.000%) due 12/02/2026 ~		496	494

VFH Parent LLC
3.151% (LIBOR03M + 3.000%) due 03/01/2026 ~		1,989	1,978

XPO Logistics, Inc.
2.147% (LIBOR03M + 2.000%) due 02/24/2025 ~		100	99

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,292	2,230
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	995	1,145

Total Loan Participations and Assignments (Cost $63,276)			63,160

CORPORATE BONDS & NOTES 48.4%

BANKING & FINANCE 15.7%

Ally Financial, Inc.
3.050% due 06/05/2023		$200	208

American Homes 4 Rent LP
4.900% due 02/15/2029		1,050	1,253

American Tower Corp.
3.800% due 08/15/2029		2,600	2,984

Ares Finance Co. LLC
3.250% due 06/15/2030		100	105

Aviation Capital Group LLC
5.500% due 12/15/2024		500	516

Banco BTG Pactual S.A.
4.500% due 01/10/2025		500	511

Banco do Brasil S.A.
4.875% due 04/19/2023		1,100	1,158

Barclays PLC
4.972% due 05/16/2029 •		700	819

BGC Partners, Inc.
4.375% due 12/15/2025		100	102

Brandywine Operating Partnership LP
4.550% due 10/01/2029		300	319

Brixmor Operating Partnership LP
3.900% due 03/15/2027		850	900

Cantor Fitzgerald LP
6.500% due 06/17/2022		900	971

Citigroup, Inc.
2.572% due 06/03/2031 •(i)		100	105

Credit Suisse AG
6.500% due 08/08/2023 (h)		900	1,022

Crown Castle International Corp.
3.100% due 11/15/2029		2,700	2,927

Deutsche Bank AG
3.961% due 11/26/2025 •		1,400	1,490
4.250% due 10/14/2021		300	309

Digital Realty Trust LP
3.600% due 07/01/2029		100	115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	194	$226

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		$600	652

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		1,000	1,017

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		1,600	1,571
3.219% due 01/09/2022		500	501
3.339% due 03/28/2022		400	399
3.550% due 10/07/2022		1,100	1,091

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		300	296
6.750% due 03/15/2022		1,775	1,752

Freedom Mortgage Corp.
8.125% due 11/15/2024		778	779

Genworth Holdings, Inc.
7.200% due 02/15/2021		1,300	1,311

Global Atlantic Fin Co.
4.400% due 10/15/2029		200	209

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,400	1,652

GLP Capital LP
4.000% due 01/15/2030		$3,500	3,629
5.250% due 06/01/2025		700	762

Greenland Global Investment Ltd.
5.250% due 02/12/2021		200	200

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		1,884	1,963

Host Hotels & Resorts LP
3.500% due 09/15/2030		1,300	1,250

HSBC Holdings PLC
4.950% due 03/31/2030		200	241

Hudson Pacific Properties LP
4.650% due 04/01/2029		1,250	1,427

Intrum AB
3.500% due 07/15/2026	EUR	1,300	1,391

Jefferies Finance LLC
3.397% due 06/03/2026		$1,000	1,020

Kaisa Group Holdings Ltd.
6.750% due 02/18/2021		200	200
7.875% due 06/09/2021		1,600	1,600
11.750% due 02/26/2021		200	204

Kilroy Realty LP
3.050% due 02/15/2030		1,035	1,084

KKR Group Finance Co. LLC
3.750% due 07/01/2029		300	345

Life Storage LP
4.000% due 06/15/2029		400	455

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	900	1,019

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	100	129
4.625% due 08/01/2029		$800	834

National Securities Clearing Corp.
1.200% due 04/23/2023		300	305

Natwest Group PLC
4.892% due 05/18/2029 •		500	582
5.076% due 01/27/2030 •		1,000	1,193

Nissan Motor Acceptance Corp.
3.875% due 09/21/2023		100	104

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		530	526

Physicians Realty LP
4.300% due 03/15/2027		1,700	1,785

Pinnacol Assurance
8.625% due 06/25/2034 «(i)		3,000	3,311

Radian Group, Inc.
6.625% due 03/15/2025		700	740

Regency Centers LP
3.700% due 06/15/2030		100	110

38	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		$385	$420

Ronshine China Holdings Ltd.
8.750% due 10/25/2022		900	920

SBL Holdings, Inc.
5.125% due 11/13/2026		100	95

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		800	754

Spirit Realty LP
4.000% due 07/15/2029		200	208

Stifel Financial Corp.
4.000% due 05/15/2030		300	332

STORE Capital Corp.
4.625% due 03/15/2029		100	107

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)	EUR	1,000	1,272

Unum Group
4.500% due 03/15/2025		$700	779

VEREIT Operating Partnership LP
3.950% due 08/15/2027		1,000	1,066

Weyerhaeuser Co.
4.000% due 04/15/2030		300	353
7.375% due 03/15/2032		2,100	3,063

			63,048

INDUSTRIALS 29.4%

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029 (a)		500	506

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		700	736

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		2,625	2,672

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (a)		200	204

Anheuser-Busch Cos. LLC
4.900% due 02/01/2046		100	124

Arconic Corp.
6.000% due 05/15/2025		900	963

Avantor Funding, Inc.
4.625% due 07/15/2028		400	415

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		1,900	1,959

Black Knight InfoServ LLC
3.625% due 09/01/2028		450	456

Boeing Co.
5.705% due 05/01/2040		1,100	1,289
5.805% due 05/01/2050		500	605
5.930% due 05/01/2060		500	621

Bombardier, Inc.
6.000% due 10/15/2022		300	279
7.500% due 12/01/2024		1,400	1,078

Booking Holdings, Inc.
4.625% due 04/13/2030		300	359

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		450	463

Boston Scientific Corp.
2.650% due 06/01/2030		2,200	2,345

Broadcom, Inc.
4.150% due 11/15/2030		300	337
4.250% due 04/15/2026		200	225
4.300% due 11/15/2032		400	457

Caesars Entertainment, Inc.
6.250% due 07/01/2025		1,300	1,357

CCO Holdings LLC
4.500% due 08/15/2030		100	105

Centene Corp.
4.625% due 12/15/2029		200	216

CF Industries, Inc.
5.375% due 03/15/2044		300	362

Charter Communications Operating LLC
3.700% due 04/01/2051		400	398
4.200% due 03/15/2028		3,200	3,638

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cheniere Energy Partners LP
5.250% due 10/01/2025		$1,150	$1,178

Citrix Systems, Inc.
3.300% due 03/01/2030		300	321

Community Health Systems, Inc.
6.250% due 03/31/2023		100	98
8.625% due 01/15/2024		100	100

Constellation Brands, Inc.
3.750% due 05/01/2050		300	336

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		1,944	526

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)		1,400	1,415

CSC Holdings LLC
3.375% due 02/15/2031		2,000	1,939
4.125% due 12/01/2030		2,100	2,142

DaVita, Inc.
4.625% due 06/01/2030		2,800	2,876

Delta Air Lines, Inc.
4.500% due 10/20/2025		200	205
7.000% due 05/01/2025		2,800	3,078

Diamond Sports Group LLC
5.375% due 08/15/2026		200	142
6.625% due 08/15/2027		1,200	625

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021		481	483

Eldorado Intl. Finance GmbH
8.625% due 06/16/2021		200	202

Expedia Group, Inc.
3.250% due 02/15/2030		1,300	1,252
3.800% due 02/15/2028		1,700	1,713

Ferguson Finance PLC
3.250% due 06/02/2030		1,400	1,523

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029		2,200	2,438

Freeport-McMoRan, Inc.
5.450% due 03/15/2043		300	334

Gap, Inc.
8.375% due 05/15/2023		100	111
8.625% due 05/15/2025		300	329
8.875% due 05/15/2027		200	228

Gartner, Inc.
3.750% due 10/01/2030		550	557
4.500% due 07/01/2028		400	420

General Electric Co.
4.250% due 05/01/2040		600	612

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030		2,200	2,271

Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030		300	345

Huntsman International LLC
4.500% due 05/01/2029		1,600	1,800

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	500	589

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		200	236

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$500	529

IHS Markit Ltd.
4.250% due 05/01/2029		300	348

Infor, Inc.
1.750% due 07/15/2025		100	103

Innophos Holdings, Inc.
9.375% due 02/15/2028		400	427

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		100	63

Kraft Heinz Foods Co.
4.250% due 03/01/2031		300	330

Las Vegas Sands Corp.
3.900% due 08/08/2029		400	401

Leidos, Inc.
4.375% due 05/15/2030		300	352

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Live Nation Entertainment, Inc.
6.500% due 05/15/2027		$2,700	$2,917

Manitowoc Co., Inc.
9.000% due 04/01/2026		900	931

Marriott International, Inc.
3.500% due 10/15/2032		1,100	1,088
4.625% due 06/15/2030		1,650	1,770

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		300	299
5.750% due 07/21/2028		2,200	2,244

Micron Technology, Inc.
4.663% due 02/15/2030		300	353

NCL Corp. Ltd.
10.250% due 02/01/2026		1,150	1,202

Netflix, Inc.
4.375% due 11/15/2026		3,400	3,709
4.875% due 06/15/2030		1,000	1,142

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,300	1,319

Nordstrom, Inc.
8.750% due 05/15/2025		70	77

NVIDIA Corp.
3.500% due 04/01/2040		300	353

NVR, Inc.
3.000% due 05/15/2030		600	649

NXP BV
3.400% due 05/01/2030		300	329

PerkinElmer, Inc.
3.300% due 09/15/2029		300	334

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		500	520

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026		1,400	1,496

QVC, Inc.
4.850% due 04/01/2024		500	525

Rattler Midstream LP
5.625% due 07/15/2025		400	404

Raytheon Technologies Corp.
4.350% due 04/15/2047		291	365

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		400	448
11.500% due 06/01/2025		400	465

Royalty Pharma PLC
0.750% due 09/02/2023		500	499

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		100	109
4.500% due 05/15/2030		1,300	1,466

Sands China Ltd.
3.800% due 01/08/2026		200	210
4.375% due 06/18/2030		900	954
5.125% due 08/08/2025		400	438
5.400% due 08/08/2028		3,700	4,129

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	1,278	1,276

Seagate HDD Cayman
4.125% due 01/15/2031		$50	54
5.750% due 12/01/2034		300	341

Southwest Airlines Co.
2.625% due 02/10/2030		400	381

Spirit AeroSystems, Inc.
5.500% due 01/15/2025 (a)		500	505
7.500% due 04/15/2025		1,800	1,826

Standard Industries, Inc.
4.375% due 07/15/2030		3,500	3,594
4.750% due 01/15/2028		1,150	1,196

Station Casinos LLC
4.500% due 02/15/2028		1,400	1,298

Summer BC Holdco B SARL
5.750% due 10/31/2026	EUR	1,100	1,272

Switch Ltd.
3.750% due 09/15/2028		$400	405

Syngenta Finance NV
5.182% due 04/24/2028		1,800	1,984

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sysco Corp.
5.950% due 04/01/2030		$300	$380

T-Mobile USA, Inc.
3.875% due 04/15/2030		300	341

Tencent Holdings Ltd.
2.390% due 06/03/2030		250	254
3.240% due 06/03/2050		200	201

Tenet Healthcare Corp.
4.625% due 06/15/2028		1,475	1,490

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		1,250	1,198

Textron, Inc.
3.000% due 06/01/2030		400	422

Time Warner Entertainment Co. LP
8.375% due 07/15/2033		200	306

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,560	1,014

Triumph Group, Inc.
8.875% due 06/01/2024		1,075	1,148

Unigel Luxembourg S.A.
8.750% due 10/01/2026		600	583

United Airlines Pass-Through Trust
2.700% due 11/01/2033		700	665

Vail Resorts, Inc.
6.250% due 05/15/2025		1,900	2,019

ViaSat, Inc.
6.500% due 07/15/2028		400	401

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(c)		900	90

Virgin Media Secured Finance PLC
4.125% due 08/15/2030	GBP	1,700	2,172

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$700	715

Vulcan Materials Co.
3.500% due 06/01/2030		300	336

Western Digital Corp.
4.750% due 02/15/2026		1,600	1,730

Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		600	633

Wyndham Destinations, Inc.
4.625% due 03/01/2030		100	97

Wynn Macau Ltd.
5.125% due 12/15/2029		1,100	1,057
5.500% due 01/15/2026		300	296
5.500% due 10/01/2027		500	486

Yara International ASA
3.148% due 06/04/2030		100	107

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,610	17

			118,180

UTILITIES 3.3%

AT&T, Inc.
3.650% due 06/01/2051		$300	304

Calpine Corp.
4.500% due 02/15/2028		1,500	1,539

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		200	200

Duke Energy Corp.
2.450% due 06/01/2030		300	316

Entergy Corp.
3.750% due 06/15/2050		300	343

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		900	935

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		465	423

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)		1,100	1,066

Pacific Gas & Electric Co.
2.500% due 02/01/2031		400	382
3.150% due 01/01/2026		1,100	1,130

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 06/15/2025	$100	$105
4.550% due 07/01/2030	500	543

Puget Energy, Inc.
4.100% due 06/15/2030	100	112

ReNew Power Synthetic
6.670% due 03/12/2024	1,400	1,451

Rio Oil Finance Trust
8.200% due 04/06/2028	796	858
9.250% due 07/06/2024	1,073	1,172

Sprint Corp.
7.125% due 06/15/2024	100	115
7.250% due 09/15/2021	2,072	2,170
7.875% due 09/15/2023	200	230

		13,394

Total Corporate Bonds & Notes (Cost $191,474)		194,622

MUNICIPAL BONDS & NOTES 0.0%

NEW YORK 0.0%

Erie Tobacco Asset Securitization Corp., New York Revenue Bonds, Series 2005
6.000% due 06/01/2028	130	130

Total Municipal Bonds & Notes (Cost $122)		130

U.S. GOVERNMENT AGENCIES 0.9%

Freddie Mac
6.157% due 11/25/2055 «~	379	231

Uniform Mortgage-Backed Security, TBA
3.000% due 11/01/2050	3,300	3,458

Total U.S. Government Agencies (Cost $3,716)		3,689

U.S. TREASURY OBLIGATIONS 1.0%

U.S. Treasury Inflation Protected Securities (f)
0.250% due 07/15/2029 (l)	3,494	3,910

Total U.S. Treasury Obligations (Cost $3,517)		3,910

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

American Home Mortgage Investment Trust
2.060% due 11/25/2045 ^•	49	33

Banc of America Alternative Loan Trust
16.614% due 09/25/2035 ^•	579	625

Banc of America Funding Trust
3.068% due 09/20/2047 ^~	436	359
7.000% due 10/25/2037 ^	186	150

Banc of America Mortgage Trust
3.115% due 10/25/2035 ~	997	959

BCAP LLC Trust
0.368% due 05/25/2047 ^•	217	208
0.675% due 05/26/2035 •	8	8
6.000% due 07/26/2037 ~	508	513

Bear Stearns ALT-A Trust
3.127% due 04/25/2037 ~	425	369

Chase Mortgage Finance Trust
3.246% due 09/25/2036 ^~	104	94

Citigroup Mortgage Loan Trust
6.000% due 11/25/2036	52	55

Countrywide Alternative Loan Trust
0.338% due 07/25/2046 ^•	158	146
0.338% due 09/25/2046 ^•	451	423
0.346% due 09/20/2046 •	207	183
0.448% due 06/25/2035 ^•	432	315
0.458% due 11/25/2035 •	146	140
0.548% due 04/25/2035 ^•	389	317
1.448% due 10/25/2035 ^•	221	167
5.750% due 07/25/2035 ^	132	112
6.000% due 08/25/2036 ^•	304	255
6.000% due 05/25/2037 ^	781	552

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Home Loan Mortgage Pass-Through Trust
3.014% due 09/25/2037 ^~	$487	$460
5.750% due 07/25/2037 ^	141	110
6.000% due 10/25/2034	8	9

Credit Suisse Mortgage Capital Certificates
3.237% due 12/29/2037 ~	6,036	4,613

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036	741	587

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.248% due 08/25/2037 ^•	489	400
0.298% due 02/25/2047 •	2,520	1,731

First Horizon Alternative Mortgage Securities Trust
2.841% due 08/25/2035 ^~	134	120
6.000% due 05/25/2036 ^	9	6

Impac Secured Assets Trust
0.298% due 11/25/2036 •	617	572

IndyMac Mortgage Loan Trust
0.398% due 02/25/2037 •	350	261
3.265% due 11/25/2035 ^~	377	341
3.600% due 05/25/2037 ^~	168	141
6.250% due 11/25/2037 ^	304	203

JPMorgan Alternative Loan Trust
3.412% due 11/25/2036 ^~	28	28

MASTR Adjustable Rate Mortgages Trust
4.865% due 11/25/2034 ~	299	302

Merrill Lynch Alternative Note Asset Trust
0.258% due 03/25/2037 •	2,177	863

Morgan Stanley Mortgage Loan Trust
3.060% due 11/25/2037 ~	376	319

Nomura Resecuritization Trust
0.518% due 07/26/2035 •	6	0

Residential Accredit Loans, Inc. Trust
0.498% due 08/25/2035 ^•	681	550
3.652% due 07/25/2035 ~	35	34
4.542% due 09/25/2035 ^~	14	11
4.624% due 12/26/2034 ^~	348	223

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 10/25/2036 ^	24	23

WaMu Mortgage Pass-Through Certificates Trust
1.932% due 07/25/2047 ^•	93	84
3.371% due 12/25/2036 ^~	158	155

Total Non-Agency Mortgage-Backed Securities (Cost $17,171)		18,129

ASSET-BACKED SECURITIES 5.5%

ACE Securities Corp. Home Equity Loan Trust
0.698% due 12/25/2045 ^•	786	569

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.378% due 01/25/2036 •	527	503

Asset-Backed Funding Certificates Trust
1.148% due 06/25/2037 •	395	359
1.198% due 03/25/2034 ^•	718	703

Bear Stearns Asset-Backed Securities Trust
0.488% due 05/25/2036 ^•	451	447
0.498% due 12/25/2035 ^•	382	237
1.948% due 07/25/2034 •	389	390

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •	1,243	872

GSAMP Trust
0.268% due 12/25/2036 •	506	307
0.378% due 12/25/2046 •	451	304

HSI Asset Securitization Corp. Trust
0.538% due 11/25/2035 •	1,267	1,234

Lehman XS Trust
0.458% due 03/25/2037 •	1,295	1,077

MASTR Asset-Backed Securities Trust
0.258% due 08/25/2036 •	601	328
0.298% due 08/25/2036 •	1,361	751

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 01/25/2037 •	4,039	2,168
0.288% due 10/25/2036 •	792	491
0.298% due 06/25/2036 •	213	186
0.298% due 10/25/2036 •	2,038	1,344

40	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.298% due 12/25/2036 •		$119	$78
0.378% due 09/25/2036 •		842	500

Morgan Stanley Mortgage Loan Trust
5.965% due 09/25/2046 ^þ		1,252	640

New Century Home Equity Loan Trust
3.148% (US0001M + 3.000%) due 01/25/2033 ^~		90	83

People’s Financial Realty Mortgage Securities Trust
0.288% due 09/25/2036 •		3,905	1,505

Renaissance Home Equity Loan Trust
5.879% due 06/25/2037 ^þ		2,099	819

Residential Asset Mortgage Products Trust
0.608% due 12/25/2035 •		1,356	1,194

Residential Asset Securities Corp. Trust
1.028% due 08/25/2034 •		303	274

Securitized Asset-Backed Receivables LLC Trust
0.398% due 03/25/2036 •		1,507	1,136
0.398% due 05/25/2036 •		955	672

SG Mortgage Securities Trust
0.328% due 02/25/2036 •		1,210	872

Structured Asset Investment Loan Trust
1.273% due 01/25/2035 •		1,024	937
1.528% due 04/25/2033 •		35	35
1.723% due 01/25/2035 •		1,102	719
1.873% due 01/25/2035 ^•		741	147

Total Asset-Backed Securities (Cost $19,624)			21,881

SOVEREIGN ISSUES 1.1%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	180	1

Argentine Republic Government International Bond
0.125% due 07/09/2041 þ		$1,800	718
1.000% due 07/09/2029		29	13

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	1,290	9

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perusahaan Penerbit SBSN Indonesia
3.800% due 06/23/2050		$200	$215

Russia Government International Bond
7.650% due 04/10/2030	RUB	184,700	2,632
8.500% due 09/17/2031		44,000	667

Ukraine Government International Bond
7.750% due 09/01/2021		$300	308

Total Sovereign Issues (Cost $5,307)			4,563

		SHARES
PREFERRED SECURITIES 0.1%

BANKING & FINANCE 0.1%

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(g)		300,000	314

Total Preferred Securities (Cost $300)			314

WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		307,998	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024		34,977	20

Total Warrants (Cost $92)			20

SHORT-TERM INSTRUMENTS 0.6%

REPURCHASE AGREEMENTS (j) 0.5%
			2,171

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.1%
0.109% due 10/15/2020 (d)(e)	$337	$337

Total Short-Term Instruments (Cost $2,508)		2,508

Total Investments in Securities (Cost $307,107)		312,926

	SHARES
INVESTMENTS IN AFFILIATES 21.8%

SHORT-TERM INSTRUMENTS 21.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 21.8%

PIMCO Short-Term Floating NAV Portfolio III	8,897,319	87,736

Total Short-Term Instruments (Cost $87,565)		87,736

Total Investments in Affiliates (Cost $87,565)		87,736

Total Investments 99.6% (Cost $394,672)		$400,662

Financial Derivative Instruments (k)(m) 0.2% (Cost or Premiums, net $(805))		761

Other Assets and Liabilities, net 0.2%		649

Net Assets 100.0%		$402,072

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AWAS Aviation Capital Ltd.	4.870%	10/03/2021	10/02/2014	$1,208	$1,212	0.30%
Citigroup, Inc.	2.572	06/03/2031	05/26/2020	100	105	0.03
Pinnacol Assurance	8.625	06/25/2034	06/23/2014	3,000	3,311	0.82

				$4,308	$4,628	1.15%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
FICC	0.000%	09/30/2020	10/01/2020	$574	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(586)	$574	$574
SBI	(0.100)	03/19/2020	03/17/2022	1,597	Deere & Co. 3.900% due 06/09/2042	(1,669)	1,597	1,596

Total Repurchase Agreements						$(2,255)	$2,171	$2,170

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
Corporate Bonds & Notes (0.4)%
Industrials (0.4)%
Deere & Co.	3.900%	06/09/2042	$1,300	$(1,433)	$(1,678)

Total Short Sales (0.4)%				$(1,433)	$(1,678)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$574	$0	$0	$0	$574	$(586)	$(12)
SBI	1,596	0	0	0	1,596	(1,669)	(73)

Master Securities Forward Transaction Agreement
FOB	0	0	0	(1,678)	(1,678)	0	(1,678)

Total Borrowings and Other Financing Transactions	$2,170	$0	$0	$(1,678)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $16 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(1,095) at a weighted average interest rate of (2.194%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	267	$33,650	$44	$0	$(27)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	8	$(1,637)	$(8)	$3	$(2)
U.S. Treasury 2-Year Note December Futures	12/2020	207	(45,739)	(20)	2	0

				$(28)	$5	$(2)

Total Futures Contracts				$16	$5	$(29)

42	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Anheuser-Busch InBev	(1.000)%	Quarterly	12/20/2023	0.419%	EUR 3,300	$(68)	$(6)	$(74)	$0	$(1)
AutoZone, Inc.	(1.000)	Quarterly	06/20/2024	0.203	$ 4,400	(118)	(14)	(132)	1	0
ConocoPhillips	(1.000)	Quarterly	12/20/2024	0.486	300	0	(7)	(7)	0	0
Johnson Controls International PLC	(1.000)	Quarterly	12/20/2024	0.251	4,200	(153)	19	(134)	0	(2)
Kohl’s Corp.	(1.000)	Quarterly	12/20/2023	2.525	1,000	28	19	47	0	0
L Brands, Inc.	(1.000)	Quarterly	12/20/2023	2.565	1,050	81	(31)	50	0	(1)
Lowe’s Cos., Inc.	(1.000)	Quarterly	12/20/2023	0.169	1,900	(46)	(6)	(52)	0	0
Macy’s Retail Holdings, Inc.	(1.000)	Quarterly	12/20/2023	12.007	1,150	49	265	314	2	0
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	1.030	4,300	5	(1)	4	0	(3)
Tyson Foods, Inc.	(1.000)	Quarterly	06/20/2024	0.280	4,400	(129)	9	(120)	1	0

						$(351)	$247	$(104)	$4	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.717%	$	8,800	$143	$(37)	$106	$5	$0
Bombardier, Inc.	5.000	Quarterly	12/20/2021	12.053		1,100	27	(111)	(84)	3	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.848		400	(12)	(93)	(105)	1	0
DISH DBS Corp.	5.000	Quarterly	12/20/2022	2.234		400	23	2	25	0	0
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		3,900	(61)	24	(37)	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		2,000	(32)	(2)	(34)	1	0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.422		200	3	2	5	0	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	450	(81)	(5)	(86)	0	(2)

							$10	$(220)	$(210)	$10	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$1,288	$83	$(148)	$(65)	$0	$(4)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025	4,900	(205)	(4)	(209)	1	(8)
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024	2,900	27	(51)	(24)	0	(2)

					$(95)	$(203)	$(298)	$1	$(14)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	8,700	$240	$52	$292	$0	$(11)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		1,500	(61)	(7)	(68)	4	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		2,300	(268)	94	(174)	19	0
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025	CAD	2,000	0	35	35	0	(1)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		1,300	(5)	87	82	0	(2)
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	07/15/2025	CNY	4,500	0	1	1	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.640	Quarterly	07/16/2025		3,400	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		1,200	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		1,500	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		1,500	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		1,200	0	0	0	0	0
Pay	3-Month CNY-CNREPOFIX	2.650	Quarterly	08/21/2025		1,800	0	0	0	0	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030	$	6,400	(186)	28	(158)	18	0
Pay	3-Month USD-LIBOR	0.990	Semi-Annual	09/01/2050		600	(4)	(20)	(24)	0	(8)
Pay	3-Month USD-LIBOR	0.970	Semi-Annual	09/10/2050		500	(4)	(19)	(23)	0	(7)
Pay	3-Month USD-LIBOR	0.984	Semi-Annual	09/14/2050		600	(4)	(21)	(25)	0	(8)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030	EUR	5,700	(243)	(81)	(324)	1	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	09/20/2027	JPY	292,500	(7)	(59)	(66)	0	(1)

							$(542)	$90	$(452)	$42	$(39)

Total Swap Agreements							$(978)	$(86)	$(1,064)	$57	$(65)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$5	$57	$62	$0	$(29)	$(65)	$(94)

(l)

Securities with an aggregate market value of $3,910 and cash of $5,591 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020		$180	HKD	1,394	$0	$0

BPS	10/2020	JPY	365,121		$3,458	0	(4)
	10/2020	RUB	38,711		542	45	0
	10/2020		$691	JPY	73,216	4	0
	11/2020		3,459		365,121	4	0
	11/2020		264	PLN	993	0	(7)

BRC	10/2020		125	MXN	2,713	0	(2)
	12/2020		284		6,465	6	0

CBK	10/2020	GBP	1,912		$2,527	60	0
	10/2020	MXN	7,378		333	0	0
	10/2020	PEN	7,037		1,986	33	0
	10/2020	RUB	63,192		878	66	0
	02/2021		$255	MXN	5,858	6	0
	03/2021		327		7,378	0	0

FBF	12/2020		375	IDR	5,628,693	0	0

GLM	10/2020	RUB	27,242		$378	27	0
	10/2020		$1,973	PEN	7,048	0	(18)
	11/2020	RUB	20,652		$279	14	0

HUS	10/2020	EUR	4,809		5,730	92	0
	10/2020		$538	JPY	57,216	4	0

JPM	10/2020		205	MXN	4,665	5	0
	12/2020		803	COP	2,950,726	0	(34)

MYI	10/2020	EUR	810		$956	6	0
	10/2020		$668	JPY	70,837	4	0
	11/2020		499	PLN	1,876	0	(14)

44	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
SCX	11/2020	EUR	5,619		$6,593	$1	$0

SOG	11/2020	RUB	19,728		265	12	0

SSB	10/2020		$154	BRL	866	0	0

TOR	10/2020		612	JPY	64,858	3	0

UAG	10/2020		932		98,994	7	0
	11/2020	RUB	28,520		$383	17	0

Total Forward Foreign Currency Contracts						$416	$(79)

PURCHASED OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
GST	Put - OTC CDX.IG-34 5-Year Index	Buy	0.900%	11/18/2020	192,400	$433	$785

Total Purchased Options						$433	$785

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	400	$(2)	$(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	800	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	3,500	(4)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,600	(3)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	800	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,100	(1)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	400	(1)	(1)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	1,200	(8)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,400	(4)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	800	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	400	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	400	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	1,100	(3)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	300	0	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	500	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	800	(2)	(2)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	800	(1)	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050%	11/18/2020	400	$0	$(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	800	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	300	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	800	(2)	(2)

FBF	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	500	(1)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	800	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	800	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)

GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	400	(2)	(3)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	400	(2)	(4)
	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	200	(1)	(1)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	400	0	0
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	1,000	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	800	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	1,000	(1)	(2)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	11/18/2020	192,400	(125)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	11/18/2020	192,400	(221)	(284)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,100	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	800	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	800	(1)	(2)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	600	(1)	0
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	700	(1)	(2)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	400	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(2)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	400	(1)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	900	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(2)

						$(441)	$(407)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874%	10/08/2020	500	$(5)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	500	(5)	(2)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	500	(4)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	500	(4)	(2)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	500	(3)	(1)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	500	(4)	(2)

MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.860	12/30/2020	600	(10)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.400	12/30/2020	600	(10)	(12)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	600	(5)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	600	(5)	(5)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/23/2020	600	(4)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/23/2020	600	(4)	(4)

							$ (63)	$(39)

46	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	500	$(4)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	500	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	300	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	500	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	400	(2)	0

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	400	(1)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	500	(3)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	250	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	250	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	400	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	500	(1)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	300	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	300	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	300	(1)	(1)

					$(42)	$(22)

Total Written Options					$(546)	$(468)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
CBK	Mexico Government International Bond	(1.000)%	Quarterly	12/20/2023	0.979%	$5,700	$64	$(69)	$0	$(5)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BRC	Baidu, Inc.	1.000%	Quarterly	12/20/2024	0.667%	$200	$0	$3	$3	$0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.072	200	(4)	3	0	(1)
	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.821	600	2	3	5	0

FBF	Italy Government International Bond	1.000	Quarterly	12/20/2024	0.821	1,500	3	8	11	0

GST	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	200	3	1	4	0

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.667	200	0	3	3	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.019	200	0	0	0	0

							$ 4	$21	$26	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BPS	CDX.HY-31 5-Year Index 25-35%	5.000%	Quarterly	12/20/2023	$100	$12	$(5)	$7	$0

CBK	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	200	21	(8)	13	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
GST	CDX.HY-29 5-Year Index 25-35%	5.000%	Quarterly	12/20/2022	$ 100	$14	$(7)	$7	$0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	400	47	(21)	26	0

JPM	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	900	112	(53)	59	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	100	12	(5)	7	0

						$218	$(99)	$119	$0

Total Swap Agreements						$286	$(147)	$145	$(6)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$0	$(22)	$0	$(22)	$(22)	$0	$(22)
BPS	53	0	7	60	(11)	(33)	0	(44)	16	0	16
BRC	6	0	8	14	(2)	(5)	(1)	(8)	6	0	6
CBK	165	0	13	178	0	0	(5)	(5)	173	0	173
DUB	0	0	0	0	0	(8)	0	(8)	(8)	0	(8)
FAR	0	0	0	0	0	(7)	0	(7)	(7)	0	(7)
FBF	0	0	11	11	0	(8)	0	(8)	3	0	3
GLM	41	0	0	41	(18)	(7)	0	(25)	16	0	16
GST	0	785	37	822	0	(324)	0	(324)	498	(270)	228
HUS	96	0	0	96	0	0	0	0	96	0	96
JPM	5	0	59	64	(34)	(16)	0	(50)	14	0	14
MYC	0	0	7	7	0	(31)	0	(31)	(24)	0	(24)
MYI	10	0	0	10	(14)	0	0	(14)	(4)	0	(4)
NGF	0	0	3	3	0	(6)	0	(6)	(3)	0	(3)
SAL	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
SCX	1	0	0	1	0	0	0	0	1	0	1
SOG	12	0	0	12	0	0	0	0	12	0	12
TOR	3	0	0	3	0	0	0	0	3	0	3
UAG	24	0	0	24	0	0	0	0	24	0	24

Total Over the Counter	$416	$785	$145	$1,346	$(79)	$(468)	$(6)	$(553)

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$5	$5
Swap Agreements	0	15	0	0	42	57

	$0	$15	$0	$0	$47	$62

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$416	$0	$416
Purchased Options	0	785	0	0	0	785
Swap Agreements	0	145	0	0	0	145

	$0	$930	$0	$416	$0	$1,346

	$0	$945	$0	$416	$47	$1,408

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$29	$29
Swap Agreements	0	26	0	0	39	65

	$0	$26	$0	$0	$68	$94

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$79	$0	$79
Written Options	0	407	0	0	61	468
Swap Agreements	0	6	0	0	0	6

	$0	$413	$0	$79	$61	$553

	$0	$439	$0	$79	$129	$647

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(487)	$(487)
Swap Agreements	0	(479)	0	0	(219)	(698)

	$0	$(479)	$0	$0	$(706)	$(1,185)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(506)	$0	$(506)
Purchased Options	0	(415)	0	0	(1)	(416)
Written Options	0	333	0	0	161	494
Swap Agreements	0	45	0	0	0	45

	$0	$(37)	$0	$(506)	$160	$(383)

	$0	$(516)	$0	$(506)	$(546)	$(1,568)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$446	$446
Swap Agreements	0	19	0	0	635	654

	$0	$19	$0	$0	$1,081	$1,100

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$455	$0	$455
Purchased Options	0	352	0	0	1	353
Written Options	0	329	0	0	44	373
Swap Agreements	0	(9)	0	0	0	(9)

	$0	$672	$0	$455	$45	$1,172

	$0	$691	$0	$455	$1,126	$2,272

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Credit Opportunities Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$498	$61,450	$1,212	$63,160
Corporate Bonds & Notes
Banking & Finance	0	59,737	3,311	63,048
Industrials	0	118,180	0	118,180
Utilities	0	13,394	0	13,394
Municipal Bonds & Notes
New York	0	130	0	130
U.S. Government Agencies	0	3,458	231	3,689
U.S. Treasury Obligations	0	3,910	0	3,910
Non-Agency Mortgage-Backed Securities	0	18,129	0	18,129
Asset-Backed Securities	0	21,881	0	21,881
Sovereign Issues	0	4,563	0	4,563
Preferred Securities
Banking & Finance	0	314	0	314
Warrants
Utilities	20	0	0	20
Short-Term Instruments
Repurchase Agreements	0	2,171	0	2,171
U.S. Treasury Bills	0	337	0	337

	$518	$307,654	$4,754	$312,926

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$87,736	$0	$0	$87,736

Total Investments	$88,254	$307,654	$4,754	$400,662

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Corporate Bonds & Notes	$0	$(1,678)	$0	$(1,678)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	5	57	0	62
Over the counter	0	1,346	0	1,346

	$5	$1,403	$0	$1,408

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(29)	(65)	0	(94)
Over the counter	(1)	(547)	(5)	(553)

	$(30)	$(612)	$(5)	$(647)

Total Financial Derivative Instruments	$(25)	$791	$(5)	$761

Totals	$88,229	$306,767	$4,749	$399,745

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$20,045	$0	$(760)	$0	$(102)	$169	$0	$(18,140)	$1,212	$43
Corporate Bonds & Notes
Banking & Finance	3,387	0	0	0	0	(76)	0	0	3,311	(76)
Industrials	6	0	0	0	0	0	0	(6)	0	0
U.S. Government Agencies	232	0	(2)	0	1	0	0	0	231	0

	$23,670	$0	$(762)	$0	$(101)	$93	$0	$(18,146)	$4,754	$(33)

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(4)	$0	$0	$(1)	$0	$0	$(5)	$(1)

Totals	$23,670	$0	$(766)	$0	$(101)	$92	$0	$(18,146)	$4,749	$(34)

50	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$1,212	Proxy Pricing	Base Price	100.375	—
Corporate Bonds & Notes
Banking & Finance	3,311	Reference Instrument	Option Adjusted Spread	666.300 bps	—
U.S. Government Agencies	231	Proxy Pricing	Base Price	61.060	—

Financial Derivative Instruments - Liabilities
Over the counter	(3)	Indicative Market Quotation	Broker Quote	0.967	—
	(2)	Other Valuation Techniques(2)	—	—	—

Total	$4,749

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO Diversified Income Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 107.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.9%

Altice France S.A.
3.840% (LIBOR03M + 3.688%) due 01/31/2026 ~		$3,033	$2,926
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		5,469	5,323

American Builders & Contractors Supply Co., Inc.
2.147% (LIBOR03M + 2.000%) due 01/15/2027 ~		1,089	1,060

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		2,100	2,097

API Group, Inc.
2.647% (LIBOR03M + 2.500%) due 10/01/2026 ~		397	390

Asplundh Tree Expert LLC
2.655% (LIBOR03M + 2.500%) due 09/07/2027 ~		2,420	2,421

Asurion LLC
3.147% (LIBOR03M + 3.000%) due 11/03/2024 ~		225	221
6.647% (LIBOR03M + 6.500%) due 08/04/2025 ~		75	75

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		100	96

B.C. Unlimited Liability Co.
1.897% (LIBOR03M + 1.750%) due 11/19/2026 ~		89	86

Bausch Health Cos., Inc.
2.901% (LIBOR03M + 2.750%) due 11/27/2025 ~		24	24
3.151% (LIBOR03M + 3.000%) due 06/02/2025 ~		1,821	1,788

Beacon Roofing Supply, Inc.
2.397% (LIBOR03M + 2.250%) due 01/02/2025 ~		98	95

Blackstone CQP Holdco LP
3.725% (LIBOR03M + 3.500%) due 09/30/2024 ~		3,209	3,148

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 01/14/2027 ~	EUR	3,000	3,435

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		$2,067	1,943
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~		3,080	2,990

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		998	1,012

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		3,701	3,562

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		12,314	12,070

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		387	373

Clear Channel Outdoor Holdings, Inc.
3.761% (LIBOR03M + 3.500%) due 08/21/2026 ~		992	908

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~		475	464

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		191	187

CSC Holdings LLC
2.652% (LIBOR03M + 2.500%) due 04/15/2027 ~		197	191

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		$95	$94

Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~		140	137

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		998	997

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		1,441	1,296

Dun & Bradstreet Corp.
3.895% (LIBOR03M + 3.750%) due 02/06/2026 ~		199	197

Energizer Holdings, Inc.
2.438% (LIBOR03M + 2.250%) due 12/17/2025 ~		94	93

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		3,197	2,306

Forest City Enterprises LP
3.647% (LIBOR03M + 3.500%) due 12/08/2025 ~		325	318

FrontDoor, Inc.
2.688% (LIBOR03M + 2.500%) due 08/16/2025 ~		157	156

Gardner Denver, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		3,603	3,492
2.897% (LIBOR03M + 2.750%) due 03/01/2027 ~		1,596	1,577

Gates Global LLC
3.750% (LIBOR03M + 2.750%) due 04/01/2024 ~		1,896	1,872

Global Medical Response, Inc.
5.250% (LIBOR03M + 4.250%) due 03/14/2025 ~		293	284

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~		386	373

Graham Packaging Co., Inc.
4.500% (LIBOR03M + 3.750%) due 08/04/2027 ~		2,340	2,332

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~		2,639	2,557

Illuminate Buyer LLC
4.147% (LIBOR03M + 4.000%) due 06/16/2027 ~		660	656

Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	4,875	5,605

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		$489	474

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		869	886
8.000% (PRIME + 4.750%) due 11/27/2023 ~		3,971	4,002

Iridium Satellite LLC
4.750% (LIBOR03M + 3.750%) due 11/04/2026 ~		498	497

LogMeIn, Inc.
4.906% (LIBOR03M + 4.750%) due 08/31/2027 ~		1,390	1,346

Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~		153	147

McAfee LLC
3.896% (LIBOR03M + 3.750%) due 09/30/2024 ~		289	287

McDermott Technology Americas, Inc.
4.147% (LIBOR03M + 4.000%) due 06/30/2025 ~		33	27

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~		$3,909	$3,828

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		688	680

Nexstar Broadcasting, Inc.
2.905% (LIBOR03M + 2.750%) due 09/18/2026 ~		336	330

Nielsen Finance LLC
2.154% (LIBOR03M + 2.000%) due 10/04/2023 ~		551	541

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~		317	305

Pike Corp.
3.150% (LIBOR03M + 3.000%) due 07/24/2026 ~		600	597

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		7,500	7,494

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	2,283	2,647
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~		$5,649	5,602

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		300	292

RPI Intermediate Finance Trust
1.897% (LIBOR03M + 1.750%) due 02/11/2027 ~		128	127

Spirit AeroSystems Holdings, Inc.
1.000% due 01/29/2025		500	498

Staples, Inc.
5.251% (LIBOR03M + 5.000%) due 04/16/2026 ~		2,544	2,362

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~		1,113	1,080
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	800	925

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		$5,000	5,005
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		13,500	13,513

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,600	1,608

Sunshine Luxembourg SARL
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~		748	746

TransDigm, Inc.
2.397% (LIBOR03M + 2.250%) due 12/09/2025 ~		6,352	6,026

Tronox Finance LLC
3.147% - 3.220% (LIBOR03M + 3.000%) due 09/23/2024 ~		84	83

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		1,166	1,126

Valaris PLC
TBD% due 08/17/2021 «		1,728	1,724

Verifone Systems, Inc.
4.253% (LIBOR03M + 4.000%) due 08/20/2025 ~		491	443

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		300	291

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		2,388	2,323
3.250% (EUR003M + 3.250%) due 03/09/2027 ~	EUR	796	916

52	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$460	$410

Ziggo Financing Partnership
2.652% (LIBOR03M + 2.500%) due 04/30/2028 ~		3,410	3,296

Total Loan Participations and Assignments (Cost $145,075)			143,711

CORPORATE BONDS & NOTES 46.9%

BANKING & FINANCE 18.2%

AerCap Ireland Capital DAC
3.650% due 07/21/2027		10,055	9,217
4.450% due 12/16/2021		150	153
4.450% due 04/03/2026		550	548
4.875% due 01/16/2024		300	311
5.000% due 10/01/2021		1,300	1,340

AIA Group Ltd.
3.200% due 09/16/2040		800	828

Air Lease Corp.
2.500% due 03/01/2021		30	30

Alexandria Real Estate Equities, Inc.
3.450% due 04/30/2025		120	134

Allied Universal Holdco LLC
6.625% due 07/15/2026		4,668	4,977

Ally Financial, Inc.
3.875% due 05/21/2024		1,400	1,493
4.125% due 02/13/2022		40	42
4.250% due 04/15/2021		1,175	1,195
4.625% due 05/19/2022		100	105
8.000% due 11/01/2031		12,556	16,982

Ambac LSNI LLC
6.000% due 02/12/2023 •		3,271	3,275

American Campus Communities Operating Partnership LP
2.850% due 02/01/2030		500	507

American Homes 4 Rent LP
4.250% due 02/15/2028		1,010	1,146
4.900% due 02/15/2029		1,880	2,244

American International Group, Inc.
5.750% due 04/01/2048 •		950	1,037
6.250% due 05/01/2036		5,600	7,763

American Tower Corp.
2.100% due 06/15/2030		1,200	1,215
2.750% due 01/15/2027		1,860	2,007
2.900% due 01/15/2030		870	942
2.950% due 01/15/2025		1,225	1,324
3.375% due 10/15/2026		290	321
3.700% due 10/15/2049		2,000	2,196
3.800% due 08/15/2029		1,925	2,209

Aon Corp.
2.800% due 05/15/2030		670	725

Aroundtown S.A.
3.250% due 07/18/2027	GBP	2,200	3,022

Athene Holding Ltd.
4.125% due 01/12/2028		$400	434

Aviation Capital Group LLC
5.500% due 12/15/2024		3,030	3,128

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,837
3.250% due 02/15/2027		300	268
5.250% due 05/15/2024		4,700	4,725

Banco Bradesco S.A.
2.850% due 01/27/2023		3,100	3,144
3.200% due 01/27/2025		3,000	3,062

Banco BTG Pactual S.A.
4.500% due 01/10/2025		4,900	5,010
5.500% due 01/31/2023		500	523

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	5,400	1,573

Banco del Estado de Chile
2.704% due 01/09/2025		$1,400	1,474

Banco do Brasil S.A.
4.875% due 04/19/2023		5,500	5,790

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(h)(i)		$2,600	$2,721

Banco Santander Chile
2.700% due 01/10/2025		3,000	3,167

Banco Santander S.A.
2.746% due 05/28/2025		800	842
3.490% due 05/28/2030		400	436

Banco Votorantim S.A.
4.500% due 09/24/2024		600	619

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~		140	141
2.676% due 06/19/2041 •		640	656
2.884% due 10/22/2030 •		4,490	4,854
3.705% due 04/24/2028 •		8,900	10,055

Bank of Nova Scotia
4.900% due 06/04/2025 •(h)(i)		2,000	2,075

Banque PSA Finance S.A.
5.750% due 04/04/2021		1,447	1,479

Barclays Bank PLC
7.625% due 11/21/2022 (i)		19,767	21,750

Barclays PLC
2.375% due 10/06/2023 •	GBP	100	132
3.250% due 02/12/2027		300	414
3.250% due 01/17/2033		800	1,104
3.650% due 03/16/2025		$200	216
4.337% due 01/10/2028		300	334
4.338% due 05/16/2024 •		200	215
4.375% due 01/12/2026		300	336
6.125% due 12/15/2025 •(h)(i)		2,800	2,845
6.375% due 12/15/2025 •(h)(i)	GBP	600	769
7.125% due 06/15/2025 •(h)(i)		3,700	4,990
7.250% due 03/15/2023 •(h)(i)		4,000	5,278
7.875% due 09/15/2022 •(h)(i)		200	264
8.000% due 12/15/2020 •(h)(i)	EUR	2,000	2,373
8.000% due 06/15/2024 •(h)(i)		$2,400	2,557

BGC Partners, Inc.
4.375% due 12/15/2025		540	552
5.375% due 07/24/2023		460	489

BNP Paribas S.A.
2.219% due 06/09/2026 •		1,600	1,653
3.052% due 01/13/2031 •		4,600	4,947
3.375% due 01/09/2025		1,000	1,086
4.400% due 08/14/2028		1,200	1,408
4.705% due 01/10/2025 •		500	554
7.000% due 08/16/2028 •(h)(i)		1,700	1,963

BOC Aviation Ltd.
2.750% due 09/18/2022		1,600	1,634
3.500% due 01/31/2023		200	208
4.000% due 01/25/2024		200	213

Brandywine Operating Partnership LP
3.950% due 11/15/2027		100	104

Brighthouse Financial, Inc.
3.700% due 06/22/2027		410	426

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		925	914
4.125% due 05/15/2029		190	206

Brookfield Finance, Inc.
3.900% due 01/25/2028		432	481
4.350% due 04/15/2030		3,400	3,963
4.700% due 09/20/2047		626	731

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		1,595	1,260

Camden Property Trust
2.800% due 05/15/2030		300	327

CIT Group, Inc.
4.125% due 03/09/2021		320	321
4.750% due 02/16/2024		1,000	1,031
5.000% due 08/15/2022		9,612	9,926
5.000% due 08/01/2023		9,675	10,056

Citibank N.A.
3.650% due 01/23/2024		2,000	2,192

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup, Inc.
1.676% (US0003M + 1.430%) due 09/01/2023 ~		$650	$661
2.572% due 06/03/2031 •(j)		4,400	4,635
3.106% due 04/08/2026 •		2,100	2,263
3.142% due 01/24/2023 •		400	413

CNO Financial Group, Inc.
5.250% due 05/30/2025		819	941
5.250% due 05/30/2029		2,970	3,445

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)	EUR	400	485

Corporate Office Properties LP
2.250% due 03/15/2026		$580	587

Credit Acceptance Corp.
5.125% due 12/31/2024		3,000	2,986

Credit Agricole S.A.
1.907% due 06/16/2026 •		3,550	3,636
3.750% due 04/24/2023		500	537
7.500% due 06/23/2026 •(h)(i)	GBP	200	292

Credit Suisse AG
2.100% due 11/12/2021		$4,050	4,127
6.500% due 08/08/2023 (i)		12,200	13,860

Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		900	908
2.593% due 09/11/2025 •		2,750	2,871
2.997% due 12/14/2023 •		500	521
3.869% due 01/12/2029 •		4,250	4,744
4.194% due 04/01/2031 •		3,100	3,585
4.207% due 06/12/2024 •		1,000	1,082
6.250% due 12/18/2024 •(h)(i)		2,100	2,256
6.375% due 08/21/2026 •(h)(i)		250	267
7.250% due 09/12/2025 •(h)(i)		500	542
7.500% due 07/17/2023 •(h)(i)		1,800	1,904
7.500% due 12/11/2023 •(h)(i)		1,200	1,313

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		250	269

Crown Castle International Corp.
2.250% due 01/15/2031		3,300	3,333
3.100% due 11/15/2029		1,020	1,106
3.200% due 09/01/2024		334	361
3.250% due 01/15/2051		1,930	1,922
3.650% due 09/01/2027		1,464	1,640
4.000% due 03/01/2027		199	226
4.000% due 11/15/2049		500	561

CubeSmart LP
2.000% due 02/15/2031 (b)		1,525	1,507

CyrusOne LP
1.450% due 01/22/2027	EUR	500	583
2.150% due 11/01/2030		$1,000	980
3.450% due 11/15/2029		600	651

Deutsche Bank AG
2.222% due 09/18/2024 •		2,000	2,015
3.547% due 09/18/2031 •		1,800	1,813
3.961% due 11/26/2025 •		2,600	2,767
4.250% due 10/14/2021		24,800	25,506
5.882% due 07/08/2031 •(i)		3,400	3,512
6.000% due 10/30/2025 •(h)(i)		1,000	865

Discover Bank
2.450% due 09/12/2024		1,200	1,267
3.350% due 02/06/2023		300	318
4.650% due 09/13/2028		1,100	1,296

Doctors Co.
6.500% due 10/15/2023		10,425	11,344

Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		72	65

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		6,344	5,670

E*TRADE Financial Corp.
2.950% due 08/24/2022		138	144
3.800% due 08/24/2027		2,906	3,270

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	9,032	10,543

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

EPR Properties
3.750% due 08/15/2029		$800	$698
4.500% due 06/01/2027		50	46

Equinix, Inc.
2.150% due 07/15/2030		210	213
2.875% due 10/01/2025	EUR	200	238
2.875% due 02/01/2026		2,100	2,516
3.200% due 11/18/2029		$910	1,004

ERP Operating LP
3.250% due 08/01/2027		138	154
4.000% due 08/01/2047		78	95

Erste Group Bank AG
8.875% due 10/15/2021 •(h)(i)	EUR	1,400	1,758

ESH Hospitality, Inc.
4.625% due 10/01/2027		$1,200	1,179

Essex Portfolio LP
1.650% due 01/15/2031		700	683
2.650% due 03/15/2032		690	730
2.650% due 09/01/2050		300	283

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		1,200	1,303

Fastighets AB Balder
1.125% due 03/14/2022	EUR	200	237

Ford Credit Canada Co.
2.710% due 02/23/2022 (j)	CAD	1,840	1,358
3.742% due 05/08/2023 (j)		4,000	2,962

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	900	1,038
1.114% (US0003M + 0.810%) due 04/05/2021 ~		$900	887
1.331% (US0003M + 1.080%) due 08/03/2022 ~		200	190
1.503% (US0003M + 1.270%) due 03/28/2022 ~		2,000	1,911
1.515% (US0003M + 1.235%) due 02/15/2023 ~		200	184
1.744% due 07/19/2024	EUR	800	877
2.826% (US0003M + 2.550%) due 01/07/2021 ~		$400	399
3.087% due 01/09/2023		3,900	3,830
3.200% due 01/15/2021		1,000	1,000
3.336% due 03/18/2021		800	801
3.339% due 03/28/2022		1,000	998
3.370% due 11/17/2023		5,200	5,132
3.470% due 04/05/2021		600	600
3.550% due 10/07/2022		3,300	3,273
3.813% due 10/12/2021		2,600	2,611
4.250% due 09/20/2022		1,000	1,010
4.535% due 03/06/2025	GBP	4,900	6,313
5.085% due 01/07/2021		$700	703
5.125% due 06/16/2025		5,300	5,472
5.596% due 01/07/2022		9,600	9,840
5.875% due 08/02/2021		900	919

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		3,544	3,495
6.750% due 03/15/2022		7,245	7,152

Freedom Mortgage Corp.
8.125% due 11/15/2024		420	420
10.750% due 04/01/2024		900	960

GE Capital Funding LLC
4.400% due 05/15/2030		5,000	5,385

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		1,200	1,271

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		100	100
1.530% (US0003M + 1.310%) due 06/30/2022 ~		100	100

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025		1,325	1,388

Globalworth Real Estate Investments Ltd.
3.000% due 03/29/2025	EUR	1,000	1,180

GLP Capital LP
4.000% due 01/15/2030		$100	104
5.250% due 06/01/2025		1,002	1,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.375% due 04/15/2026		$100	$111
5.750% due 06/01/2028		1,090	1,248

Goldman Sachs Group, Inc.
1.264% (US0003M + 1.000%) due 07/24/2023 ~		100	101
2.876% due 10/31/2022 •		5,000	5,121
3.800% due 03/15/2030		2,500	2,903

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		1,100	1,205

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		490	496

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		800	833

Hanover Insurance Group, Inc.
2.500% due 09/01/2030		680	699

HAT Holdings LLC
3.750% due 09/15/2030		2,570	2,589

Highwoods Realty LP
3.050% due 02/15/2030		100	103

Host Hotels & Resorts LP
3.875% due 04/01/2024		560	581

Howard Hughes Corp.
5.375% due 03/15/2025		1,115	1,136
5.375% due 08/01/2028		1,800	1,799

HSBC Holdings PLC
1.629% (US0003M + 1.380%) due 09/12/2026 ~		1,700	1,685
2.357% due 08/18/2031 •		400	397
2.848% due 06/04/2031 •		4,600	4,772
3.262% due 03/13/2023 •		1,130	1,169
3.803% due 03/11/2025 •		300	324
3.973% due 05/22/2030 •		1,140	1,277
4.041% due 03/13/2028 •		1,020	1,127
4.292% due 09/12/2026 •		1,000	1,115
4.583% due 06/19/2029 •		400	460
5.875% due 09/28/2026 •(h)(i)	GBP	2,500	3,267
6.000% due 09/29/2023 •(h)(i)	EUR	1,500	1,858
6.250% due 03/23/2023 •(h)(i)		$700	705
6.500% due 03/23/2028 •(h)(i)		2,800	2,976

Hudson Pacific Properties LP
3.250% due 01/15/2030		480	497
3.950% due 11/01/2027		633	682
4.650% due 04/01/2029		300	343

Indian Railway Finance Corp. Ltd.
3.950% due 02/13/2050		1,000	942

Industrial & Commercial Bank of China Ltd.
0.993% (US0003M + 0.750%) due 11/08/2020 ~		1,000	1,000
3.538% due 11/08/2027		400	446

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		2,800	2,911

International Lease Finance Corp.
8.625% due 01/15/2022		520	559

Intesa Sanpaolo SpA
5.017% due 06/26/2024		200	210
6.500% due 02/24/2021		12,725	12,990

Intrum AB
3.125% due 07/15/2024 (l)	EUR	2,300	2,553

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$1,900	1,924
3.250% due 01/24/2025		4,000	4,073

Jefferies Finance LLC
6.250% due 06/03/2026		4,345	4,432
7.250% due 08/15/2024		7,480	7,751

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		2,462	2,484
3.509% due 01/23/2029 •		10,000	11,260
3.797% due 07/23/2024 •		1,990	2,157

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	23,238	1,975

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	200	254

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$861	858

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kilroy Realty LP
2.500% due 11/15/2032		$780	$762
3.050% due 02/15/2030		100	105

KKR Group Finance Co. LLC
3.500% due 08/25/2050		970	991
3.750% due 07/01/2029		300	345

KSA Sukuk Ltd.
2.894% due 04/20/2022		2,000	2,065
2.969% due 10/29/2029		380	404

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		1,210	1,050

LeasePlan Corp. NV
2.875% due 10/24/2024		600	620
7.375% due 05/29/2024 •(h)(i)	EUR	2,000	2,390

Liberty Mutual Finance Europe DAC
1.750% due 03/27/2024		260	320

Life Storage LP
3.875% due 12/15/2027		$112	125
4.000% due 06/15/2029		140	159

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		106	130

Lincoln Financing SARL
3.625% due 04/01/2024	EUR	3,500	3,962

Lloyds Bank PLC
7.500% due 04/02/2032 þ		$3,200	2,665

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		1,410	1,416
2.250% due 10/16/2024	GBP	200	267
2.858% due 03/17/2023 •		$3,500	3,599
4.050% due 08/16/2023		1,700	1,846
4.375% due 03/22/2028		200	232
4.550% due 08/16/2028		1,000	1,180
4.947% due 06/27/2025 •(h)(i)	EUR	1,700	1,978
7.500% due 09/27/2025 •(h)(i)		$2,400	2,557
7.625% due 06/27/2023 •(h)(i)	GBP	1,500	2,018

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		$810	874

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		2,000	2,025
2.193% due 02/25/2025		3,500	3,669
2.623% due 07/18/2022		1,870	1,939
3.455% due 03/02/2023		1,646	1,753

Mizuho Financial Group, Inc.
0.797% due 04/15/2030	EUR	200	239
2.201% due 07/10/2031 •		$2,500	2,533
2.869% due 09/13/2030 •		1,000	1,074

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,200	1,548
3.692% due 06/05/2028		3,200	4,171
4.625% due 08/01/2029		$1,570	1,636

National Securities Clearing Corp.
1.500% due 04/23/2025		650	670

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		1,960	2,001

Nationwide Building Society
3.766% due 03/08/2024 •		1,000	1,063
3.960% due 07/18/2030 •		2,400	2,711
4.363% due 08/01/2024 •		1,700	1,845

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		2,778	2,790
2.500% due 03/22/2023	EUR	7,000	8,627
3.498% due 05/15/2023 •		$1,858	1,925
4.269% due 03/22/2025 •		240	261
6.000% due 12/29/2025 •(h)(i)		2,650	2,703
8.625% due 08/15/2021 •(h)(i)		22,000	22,599

Navient Corp.
5.000% due 10/26/2020		200	200
5.625% due 01/25/2025		100	93
5.875% due 03/25/2021		4,975	5,020
6.150% due 03/10/2021		400	399
6.625% due 07/26/2021		1,440	1,464

Newmark Group, Inc.
6.125% due 11/15/2023		1,455	1,517

54	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Holdings, Inc.
2.648% due 01/16/2025		$1,700	$1,791
2.679% due 07/16/2030		2,300	2,373

Nordea Bank Abp
6.625% due 03/26/2026 •(h)(i)		1,500	1,694

Omega Healthcare Investors, Inc.
4.500% due 01/15/2025		700	744
4.950% due 04/01/2024		1,900	2,025

OneMain Finance Corp.
5.375% due 11/15/2029		1,784	1,860
5.625% due 03/15/2023		4,000	4,163
6.125% due 05/15/2022		2,401	2,497
6.125% due 03/15/2024		5,810	6,093
6.625% due 01/15/2028		20	22
6.875% due 03/15/2025		490	545
7.125% due 03/15/2026		1,740	1,946
7.750% due 10/01/2021		5,461	5,724
8.250% due 10/01/2023		2,000	2,227
8.875% due 06/01/2025		400	444

Pacific LifeCorp
3.350% due 09/15/2050		1,000	1,005

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		736	733
5.250% due 08/15/2022		8,434	8,471

Park Intermediate Holdings LLC
5.875% due 10/01/2028		2,025	2,035
7.500% due 06/01/2025		840	897

Physicians Realty LP
3.950% due 01/15/2028		23	24
4.300% due 03/15/2027		3,000	3,150

Piper Jaffray Cos.
4.740% due 10/15/2021		600	600
5.200% due 10/15/2023		2,100	2,105

PRA Group, Inc.
7.375% due 09/01/2025		2,390	2,498

Prudential PLC
3.125% due 04/14/2030		300	334

Quicken Loans LLC
3.625% due 03/01/2029		1,000	993
3.875% due 03/01/2031		560	554
5.250% due 01/15/2028		2,855	3,014

Radian Group, Inc.
4.875% due 03/15/2027		1,100	1,097
6.625% due 03/15/2025		400	423

Raymond James Financial, Inc.
4.650% due 04/01/2030		250	304

Realty Income Corp.
3.250% due 01/15/2031		800	883

Regency Centers LP
2.950% due 09/15/2029		100	104

Reinsurance Group of America, Inc.
3.150% due 06/15/2030		220	240

Sabra Health Care LP
3.900% due 10/15/2029		150	146
5.125% due 08/15/2026		1,000	1,082

Santander Holdings USA, Inc.
3.244% due 10/05/2026		5,000	5,356
3.400% due 01/18/2023		300	314

Santander UK Group Holdings PLC
0.357% (EUR003M + 0.850%) due 03/27/2024 ~	EUR	500	580
3.373% due 01/05/2024 •		$200	209
3.823% due 11/03/2028 •		900	999
6.750% due 06/24/2024 •(h)(i)	GBP	2,550	3,471
7.375% due 06/24/2022 •(h)(i)		4,250	5,726

Santander UK PLC
0.866% (US0003M + 0.620%) due 06/01/2021 ~		$500	502
2.100% due 01/13/2023		1,000	1,032
2.875% due 06/18/2024		2,000	2,137
3.400% due 06/01/2021		1,500	1,531

SBA Communications Corp.
3.875% due 02/15/2027		2,020	2,053

SBA Tower Trust
1.884% due 07/15/2050		1,000	1,025
2.328% due 07/15/2052		1,420	1,449

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$900	$946
5.250% due 05/23/2023 (i)		600	638
5.717% due 06/16/2021		14,050	14,502

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		1,600	1,496
5.950% due 10/24/2022		4,100	3,866

SL Green Realty Corp.
4.500% due 12/01/2022		10,300	10,749

SLM Corp.
5.125% due 04/05/2022		620	637

SMBC Aviation Capital Finance DAC
3.550% due 04/15/2024		300	315
4.125% due 07/15/2023		200	212

Societe Generale S.A.
6.750% due 04/06/2028 •(h)(i)		3,100	3,246

Spirit Realty LP
3.200% due 01/15/2027		500	507
3.200% due 02/15/2031		810	791
3.400% due 01/15/2030		650	646

Standard Chartered PLC
4.305% due 05/21/2030 •		2,600	2,902

Starwood Property Trust, Inc.
5.000% due 12/15/2021		100	99

Stifel Financial Corp.
4.000% due 05/15/2030		780	864

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		1,200	1,224
2.130% due 07/08/2030		600	611
2.348% due 01/15/2025		900	949
2.750% due 01/15/2030		1,900	2,033

SVB Financial Group
3.125% due 06/05/2030		380	425

Synchrony Financial
3.700% due 08/04/2026		1,000	1,067

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	159
5.801% due 10/13/2040		204	354
6.052% due 10/13/2039		7,458	12,788

TP ICAP PLC
5.250% due 05/29/2026		4,900	7,033

Trust Fibra Uno
4.869% due 01/15/2030		1,960	1,976
6.390% due 01/15/2050		4,500	4,500
6.950% due 01/30/2044		1,620	1,726

UBS AG
4.750% due 02/12/2026 •(i)	EUR	400	475
5.125% due 05/15/2024 (i)		$200	221
7.625% due 08/17/2022 (i)		19,500	21,722

UBS Group AG
7.000% due 02/19/2025 •(h)(i)		200	223
7.125% due 08/10/2021 •(h)(i)		3,700	3,806

UniCredit SpA
2.569% due 09/22/2026 •		3,500	3,461
4.168% (US0003M + 3.900%) due 01/14/2022 ~		2,250	2,310
6.572% due 01/14/2022		2,050	2,176
7.830% due 12/04/2023		5,450	6,390

VEREIT Operating Partnership LP
3.100% due 12/15/2029		1,300	1,303
3.400% due 01/15/2028		640	667
3.950% due 08/15/2027		438	467
4.875% due 06/01/2026		200	223

VICI Properties LP
4.250% due 12/01/2026		2,030	2,043

Virgin Money UK PLC
4.000% due 09/03/2027 •	GBP	500	668

W R Berkley Corp.
4.000% due 05/12/2050		$650	776

Washington Prime Group LP
6.450% due 08/15/2024		2,805	1,431

Wells Fargo & Co.
2.164% due 02/11/2026 •		2,000	2,077
2.393% due 06/02/2028 •		2,900	3,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 04/22/2026		$282	$307
3.068% due 04/30/2041 •		2,100	2,189
3.196% due 06/17/2027 •		7,200	7,823
3.550% due 09/29/2025		400	445

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		1,220	1,238
3.550% due 08/14/2023		1,500	1,625

Welltower, Inc.
2.700% due 02/15/2027		500	528
4.250% due 04/15/2028		385	436

Weyerhaeuser Co.
4.000% due 04/15/2030		2,410	2,837
6.950% due 10/01/2027		460	579
7.375% due 03/15/2032		1,270	1,853

Willis North America, Inc.
2.950% due 09/15/2029		200	217

			894,931

INDUSTRIALS 22.6%

AbbVie, Inc.
2.300% due 11/21/2022		1,680	1,739
5.000% due 12/15/2021		50	52

Acadia Healthcare Co., Inc.
5.000% due 04/15/2029 (b)		800	809
5.500% due 07/01/2028		800	824

Activision Blizzard, Inc.
2.500% due 09/15/2050		1,140	1,049

AdaptHealth LLC
6.125% due 08/01/2028		850	882

Adient U.S. LLC
9.000% due 04/15/2025		300	331

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		996	1,111

Agilent Technologies, Inc.
2.100% due 06/04/2030		370	380

Air Canada Pass-Through Trust
3.600% due 09/15/2028		575	546
5.250% due 10/01/2030		1,020	1,046

Aker BP ASA
3.750% due 01/15/2030		600	584
4.000% due 01/15/2031		1,100	1,087

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		1,280	1,345

Albertsons Cos., Inc.
4.625% due 01/15/2027		100	102
4.875% due 02/15/2030		100	104

Alcon Finance Corp.
2.600% due 05/27/2030		900	954

Alibaba Group Holding Ltd.
4.000% due 12/06/2037		500	595

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		500	530
3.550% due 10/01/2027		600	653

ALROSA Finance S.A.
3.100% due 06/25/2027		5,500	5,533
4.650% due 04/09/2024		2,200	2,346
7.750% due 11/03/2020		4,179	4,205

Altice Financing S.A.
2.250% due 01/15/2025	EUR	300	338
3.000% due 01/15/2028		1,200	1,311
7.500% due 05/15/2026		$9,000	9,538

Altice France Holding S.A.
8.000% due 05/15/2027	EUR	600	748
10.500% due 05/15/2027		$750	835

Altice France S.A.
2.125% due 02/15/2025	EUR	3,900	4,327
3.375% due 01/15/2028		1,025	1,162
5.125% due 01/15/2029		$2,100	2,099
7.375% due 05/01/2026		11,410	11,969
8.125% due 02/01/2027		700	764

Amazon.com, Inc.
3.875% due 08/22/2037		580	723
4.050% due 08/22/2047		1,710	2,218
4.250% due 08/22/2057		880	1,203

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Airlines Pass-Through Trust
3.150% due 08/15/2033		$290	$274
3.200% due 12/15/2029		1,664	1,571
3.350% due 04/15/2031		223	212
3.600% due 03/22/2029		787	758
3.600% due 04/15/2031		161	132
3.650% due 02/15/2029		332	320

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		450	458
5.875% due 05/15/2026		88	91

Amgen, Inc.
3.150% due 02/21/2040		4,500	4,799
4.000% due 09/13/2029	GBP	100	160

ANGI Group LLC
3.875% due 08/15/2028		$1,810	1,795

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (b)		1,300	1,329

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		520	606
4.600% due 04/15/2048		3,000	3,582
4.750% due 01/23/2029		1,620	1,972
4.750% due 04/15/2058		720	880
4.950% due 01/15/2042		1,400	1,727

Apache Corp.
4.625% due 11/15/2025		1,680	1,604
4.875% due 11/15/2027		870	824

Apple, Inc.
2.950% due 09/11/2049		3,250	3,568

Arconic Corp.
6.125% due 02/15/2028		220	226

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		1,600	1,624
5.250% due 08/15/2027		300	306

Arrow Electronics, Inc.
3.250% due 09/08/2024		300	324

Asbury Automotive Group, Inc.
4.500% due 03/01/2028		85	86
4.750% due 03/01/2030		107	108

Ashtead Capital, Inc.
4.000% due 05/01/2028		700	728
5.250% due 08/01/2026		300	317

Atlantia SpA
1.625% due 02/03/2025	EUR	500	559

AutoNation, Inc.
3.350% due 01/15/2021		$130	131

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	1,500	1,806
4.625% due 07/15/2028		$1,780	1,849

Avon International Capital PLC
6.500% due 08/15/2022		620	623

Axalta Coating Systems LLC
4.750% due 06/15/2027		1,150	1,183

B.C. Unlimited Liability Co.
4.000% due 10/15/2030 (b)		3,600	3,637
4.250% due 05/15/2024		556	567
4.375% due 01/15/2028		4,520	4,617

BAE Systems PLC
3.400% due 04/15/2030		800	897

Baidu, Inc.
3.075% due 04/07/2025		400	426
3.425% due 04/07/2030		600	662
3.875% due 09/29/2023		1,100	1,182

Ball Corp.
2.875% due 08/15/2030		920	911

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~		230	231
2.764% due 08/15/2022		430	446
3.222% due 08/15/2024		1,924	2,061
3.557% due 08/15/2027		1,074	1,162
4.390% due 08/15/2037		770	833
4.540% due 08/15/2047		766	821

Bausch Health Americas, Inc.
8.500% due 01/31/2027		270	297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
4.500% due 05/15/2023	EUR	2,300	$2,681
5.000% due 01/30/2028		$500	486
5.250% due 01/30/2030		1,000	986
5.500% due 11/01/2025		500	512
6.250% due 02/15/2029		500	515
7.000% due 03/15/2024		867	898
7.000% due 01/15/2028		200	212
9.000% due 12/15/2025		400	436

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		500	501
3.500% due 06/25/2021		200	204
4.250% due 12/15/2025		900	1,031
4.375% due 12/15/2028		800	940

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		1,000	1,031
4.875% due 11/01/2025		124	122

Becton Dickinson and Co.
2.823% due 05/20/2030		270	292
3.794% due 05/20/2050		300	336

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)		1,192	891

Black Knight InfoServ LLC
3.625% due 09/01/2028		1,210	1,225

Block Communications, Inc.
4.875% due 03/01/2028		1,490	1,523

Boardwalk Pipelines LP
3.400% due 02/15/2031		1,230	1,207

Boeing Co.
5.040% due 05/01/2027		1,000	1,100
5.150% due 05/01/2030		1,000	1,123
5.705% due 05/01/2040		180	211
5.805% due 05/01/2050		2,000	2,422
5.930% due 05/01/2060		1,850	2,296

Bombardier, Inc.
5.750% due 03/15/2022		100	97
6.000% due 10/15/2022		400	372
6.125% due 05/15/2021	EUR	300	349
6.125% due 01/15/2023		$500	428
7.500% due 12/01/2024		3,930	3,026
7.500% due 03/15/2025		2,000	1,505

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		1,370	1,409

Boston Scientific Corp.
2.650% due 06/01/2030		720	767

Boyd Gaming Corp.
6.000% due 08/15/2026		170	176

Braskem Netherlands Finance BV
4.500% due 01/10/2028		400	386

BRF S.A.
5.750% due 09/21/2050		1,500	1,493

Brink’s Co.
5.500% due 07/15/2025		2,070	2,159

Bristol-Myers Squibb Co.
0.660% (US0003M + 0.380%) due 05/16/2022 ~		205	206
2.900% due 07/26/2024		860	933
3.200% due 06/15/2026		860	971
3.250% due 08/15/2022		150	158
3.400% due 07/26/2029		860	1,001
4.125% due 06/15/2039		240	303
4.625% due 05/15/2044		100	134

Broadcom Corp.
3.875% due 01/15/2027		729	809

Broadcom, Inc.
3.150% due 11/15/2025		800	864
4.110% due 09/15/2028		776	869
4.150% due 11/15/2030		700	787
4.250% due 04/15/2026		1,100	1,240
4.300% due 11/15/2032		1,390	1,588
4.750% due 04/15/2029		2,910	3,382
5.000% due 04/15/2030		1,900	2,246

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Buckeye Partners LP
4.125% due 03/01/2025	$1,020	$976
4.500% due 03/01/2028	1,330	1,285

Builders FirstSource, Inc.
6.750% due 06/01/2027	180	193

BWX Technologies, Inc.
4.125% due 06/30/2028	1,770	1,815

BY Crown Parent LLC
4.250% due 01/31/2026	1,700	1,733

Cablevision Lightpath LLC
3.875% due 09/15/2027	1,000	1,002
5.625% due 09/15/2028	600	611

Caesars Entertainment, Inc.
6.250% due 07/01/2025	1,675	1,748

Caesars Resort Collection LLC
5.750% due 07/01/2025	2,175	2,246

Camelot Finance S.A.
4.500% due 11/01/2026	200	205

Cameron LNG LLC
3.302% due 01/15/2035	300	339
3.402% due 01/15/2038	400	433
3.701% due 01/15/2039	300	337

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	960	972

Catalent Pharma Solutions, Inc.
5.000% due 07/15/2027	140	146

CCO Holdings LLC
5.125% due 05/01/2027	6,000	6,321
5.375% due 06/01/2029	100	108

CDW LLC
3.250% due 02/15/2029	1,940	1,936

Cenovus Energy, Inc.
5.375% due 07/15/2025	550	530

Centene Corp.
4.250% due 12/15/2027	2,200	2,307
4.625% due 12/15/2029	1,710	1,847
4.750% due 01/15/2025	2,200	2,264
5.375% due 08/15/2026	3,735	3,968

CH Robinson Worldwide, Inc.
4.200% due 04/15/2028	200	234

Charles River Laboratories International, Inc.
4.250% due 05/01/2028	220	231

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	3,604	3,689
4.800% due 03/01/2050	3,880	4,457
4.908% due 07/23/2025	4,500	5,207
5.125% due 07/01/2049	4,490	5,212
5.375% due 04/01/2038	500	608
5.375% due 05/01/2047	100	119
6.484% due 10/23/2045	2,200	2,939

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	1,410	1,467
5.875% due 03/31/2025	3,900	4,449
7.000% due 06/30/2024	200	231

Cheniere Energy, Inc.
4.625% due 10/15/2028	3,125	3,213

Choice Hotels International, Inc.
3.700% due 12/01/2029	1,250	1,328

Citrix Systems, Inc.
3.300% due 03/01/2030	910	974

Clark Equipment Co.
5.875% due 06/01/2025	500	519

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	1,455	1,414

Clearwater Paper Corp.
4.750% due 08/15/2028	870	874

CommScope Technologies LLC
5.000% due 03/15/2027	1,000	962

CommScope, Inc.
5.500% due 03/01/2024	682	702
6.000% due 03/01/2026	583	608
7.125% due 07/01/2028	3,070	3,158
8.250% due 03/01/2027	955	994

56	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Community Health Systems, Inc.
6.250% due 03/31/2023	$2,612	$2,556
6.625% due 02/15/2025	270	262
8.000% due 03/15/2026	2,640	2,595

Conagra Brands, Inc.
3.800% due 10/22/2021	235	243
4.300% due 05/01/2024	628	701

Connect Finco SARL
6.750% due 10/01/2026	2,250	2,261

Constellation Brands, Inc.
4.100% due 02/15/2048	1,000	1,156

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)	1,449	392

Constellium SE
5.625% due 06/15/2028	750	765

Core & Main LP
6.125% due 08/15/2025	1,380	1,400

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029	3,660	3,708
8.000% due 04/15/2026	100	105

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(d)	2,700	0

Corp. Nacional del Cobre de Chile
3.625% due 08/01/2027	4,000	4,389
4.250% due 07/17/2042	2,600	2,954

CoStar Group, Inc.
2.800% due 07/15/2030	850	882

Cox Communications, Inc.
3.150% due 08/15/2024	2,940	3,167

CSC Holdings LLC
3.375% due 02/15/2031	1,700	1,648
4.625% due 12/01/2030	3,000	3,018
5.375% due 02/01/2028	500	529
6.500% due 02/01/2029	1,800	2,010

CSN Resources S.A.
7.625% due 02/13/2023	800	829

CVS Health Corp.
3.250% due 08/15/2029	100	111
4.100% due 03/25/2025	385	435
4.300% due 03/25/2028	2,400	2,811
4.780% due 03/25/2038	565	685

CVS Pass-Through Trust
5.773% due 01/10/2033	283	327
5.926% due 01/10/2034	30	35
6.036% due 12/10/2028	79	90
6.943% due 01/10/2030	7,333	8,749
7.507% due 01/10/2032	5,118	6,391
8.353% due 07/10/2031	1,118	1,411

DAE Funding LLC
5.250% due 11/15/2021	5,359	5,439
5.750% due 11/15/2023	1,796	1,816

Daimler Finance North America LLC
3.400% due 02/22/2022	3,850	3,988

DaVita, Inc.
3.750% due 02/15/2031	3,140	3,033
4.625% due 06/01/2030	4,000	4,108

DCP Midstream Operating LP
5.625% due 07/15/2027	1,070	1,096

Dell International LLC
4.000% due 07/15/2024	500	541
4.900% due 10/01/2026	2,440	2,761
5.300% due 10/01/2029	3,170	3,636
6.020% due 06/15/2026	3,000	3,528
8.100% due 07/15/2036	100	132
8.350% due 07/15/2046	1,400	1,860

Dell, Inc.
6.500% due 04/15/2038	1,100	1,276

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024	25	24

Delta Air Lines, Inc.
4.500% due 10/20/2025	3,000	3,081
4.750% due 10/20/2028	2,600	2,701
7.000% due 05/01/2025	2,000	2,199

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025 ^(d)	2,127	203

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond Resorts International, Inc.
7.750% due 09/01/2023	$3,072	$2,959
10.750% due 09/01/2024	2,190	1,957

Diamond Sports Group LLC
5.375% due 08/15/2026	3,163	2,245
6.625% due 08/15/2027 (l)	1,677	874

Diamondback Energy, Inc.
4.750% due 05/31/2025	450	486

DISH DBS Corp.
5.875% due 07/15/2022	1,300	1,353

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~	1,730	1,736

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	1,066	1,071

Dun & Bradstreet Corp.
6.875% due 08/15/2026	1,139	1,225

eBay, Inc.
2.700% due 03/11/2030	1,090	1,158

Ecopetrol S.A.
7.375% due 09/18/2043	3,130	3,927

Edgewell Personal Care Co.
5.500% due 06/01/2028	1,200	1,264

Edwards Lifesciences Corp.
4.300% due 06/15/2028	368	440

Elanco Animal Health, Inc.
5.900% due 08/28/2028	540	626

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,000	1,060

EMC Corp.
3.375% due 06/01/2023	3,000	3,094

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	1,700	1,669

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,000	1,111
4.700% due 05/07/2050	4,700	5,786

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~	1,600	1,600

Energizer Holdings, Inc.
4.375% due 03/31/2029	2,175	2,202
4.750% due 06/15/2028	3,160	3,274
6.375% due 07/15/2026	853	918
7.750% due 01/15/2027	410	449

Energy Transfer Operating LP
3.750% due 05/15/2030	670	650
5.000% due 05/15/2050	590	544
5.250% due 04/15/2029	200	215
5.875% due 01/15/2024	130	143
6.125% due 12/15/2045	2,880	2,893

Energy Ventures Gom LLC
11.000% due 02/15/2023	1,202	906

Entegris, Inc.
4.625% due 02/10/2026	200	205

Enterprise Products Operating LLC
3.125% due 07/31/2029	750	819
4.200% due 01/31/2050	200	213

EQM Midstream Partners LP
6.000% due 07/01/2025	390	403
6.500% due 07/01/2027	1,930	2,049

EQT Corp.
3.000% due 10/01/2022	300	294
8.750% due 02/01/2030	800	946

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~	415	417
3.600% due 08/15/2021	170	175

Equinor ASA
3.125% due 04/06/2030	2,100	2,363
3.625% due 04/06/2040	1,000	1,148
3.700% due 04/06/2050	2,100	2,417

Expedia Group, Inc.
3.250% due 02/15/2030	610	588
3.600% due 12/15/2023	1,000	1,022

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 08/01/2027	$400	$421
6.250% due 05/01/2025	1,000	1,103

F-Brasile SpA
7.375% due 08/15/2026	800	680

FAGE International S.A.
5.625% due 08/15/2026	1,000	964

Fair Isaac Corp.
4.000% due 06/15/2028	340	351
5.250% due 05/15/2026	300	334

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,420	2,488

Ferguson Finance PLC
3.250% due 06/02/2030	600	653

Fiserv, Inc.
2.750% due 07/01/2024	1,570	1,680
3.200% due 07/01/2026	280	311
3.500% due 07/01/2029	1,200	1,369
4.400% due 07/01/2049	520	652

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	100	100

Flex Ltd.
4.750% due 06/15/2025	300	338

Fortune Brands Home & Security, Inc.
3.250% due 09/15/2029	590	654
4.000% due 09/21/2023	805	881

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	2,240	2,272
4.375% due 08/01/2028	1,000	1,036

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	2,270	2,247

Fresnillo PLC
4.250% due 10/02/2050 (b)	2,000	1,984

Gap, Inc.
8.625% due 05/15/2025	2,150	2,358
8.875% due 05/15/2027	1,500	1,708

Garda World Security Corp.
4.625% due 02/15/2027	660	665

Gartner, Inc.
3.750% due 10/01/2030	2,950	2,990
4.500% due 07/01/2028	910	955

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~	500	499

General Electric Co.
4.350% due 05/01/2050	1,700	1,735

General Motors Co.
6.800% due 10/01/2027 (j)	400	487

Gerdau Trade, Inc.
4.875% due 10/24/2027	1,500	1,637

Global Medical Response, Inc.
6.500% due 10/01/2025 (b)	1,275	1,267

Global Partners LP
6.875% due 01/15/2029 (b)	1,350	1,367

Global Payments, Inc.
2.650% due 02/15/2025	210	223
2.900% due 05/15/2030	1,000	1,071
3.200% due 08/15/2029	2,000	2,187

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030	500	494

Go Daddy Operating Co. LLC
5.250% due 12/01/2027	290	302

goeasy Ltd.
5.375% due 12/01/2024	3,470	3,520

Graphic Packaging International LLC
3.500% due 03/01/2029	2,000	2,016

Gray Oak Pipeline LLC
3.450% due 10/15/2027	2,870	2,941

Griffon Corp.
5.750% due 03/01/2028	3,000	3,139

Hanesbrands, Inc.
4.875% due 05/15/2026	3,000	3,208

HCA, Inc.
3.500% due 09/01/2030	1,680	1,714
4.500% due 02/15/2027	3,360	3,777

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 05/01/2023		$2,500	$2,729
5.250% due 06/15/2026		100	117
5.375% due 09/01/2026		613	679
5.625% due 09/01/2028		3,585	4,107
5.875% due 02/15/2026		205	230
5.875% due 02/01/2029		679	792

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		4,400	4,531
5.750% due 05/01/2028		1,200	1,271

Hilton Worldwide Finance LLC
4.625% due 04/01/2025		957	965
4.875% due 04/01/2027		582	592

Hologic, Inc.
3.250% due 02/15/2029		2,650	2,672

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~		4,950	4,957

iHeartCommunications, Inc.
6.375% due 05/01/2026		529	552
8.375% due 05/01/2027		959	947

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	2,200	2,593

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		1,200	1,414

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,000	1,058

IHS Markit Ltd.
3.625% due 05/01/2024		170	184
4.000% due 03/01/2026		300	335
4.250% due 05/01/2029		400	465
4.750% due 02/15/2025		2,175	2,470
4.750% due 08/01/2028		345	411
5.000% due 11/01/2022		2,256	2,425

Illuminate Buyer LLC
9.000% due 07/01/2028		1,760	1,890

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029		700	761
4.750% due 08/06/2050		800	828

Infor, Inc.
1.750% due 07/15/2025		900	928

Innophos Holdings, Inc.
9.375% due 02/15/2028		1,130	1,206

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028		2,120	2,154

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		387	129

Intelsat Jackson Holdings S.A.
8.500% due 10/15/2024 ^(d)		6,855	4,438

International Game Technology PLC
5.250% due 01/15/2029		2,000	2,026

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		200	200
3.750% due 10/01/2021		200	206

IQVIA, Inc.
3.250% due 03/15/2025	EUR	400	473
5.000% due 05/15/2027		$1,000	1,051

Jaguar Holding Co.
4.625% due 06/15/2025		360	371

Jaguar Land Rover Automotive PLC
5.875% due 11/15/2024	EUR	2,900	3,086
6.875% due 11/15/2026		2,500	2,689

JELD-WEN, Inc.
4.625% due 12/15/2025		$100	101

JetBlue Pass-Through Trust
4.000% due 05/15/2034		1,920	1,995

Kaiser Aluminum Corp.
6.500% due 05/01/2025		750	775

Kansas City Southern
3.500% due 05/01/2050		500	519
4.200% due 11/15/2069		270	290

KazMunayGas National Co. JSC
4.400% due 04/30/2023		5,000	5,353

Kimberly-Clark de Mexico S.A.B. de C.V.
2.431% due 07/01/2031		1,800	1,835

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kinder Morgan, Inc.
7.750% due 01/15/2032		$10,100	$14,060
7.800% due 08/01/2031		2,300	3,182

Korn Ferry
4.625% due 12/15/2027		1,250	1,269

Kraft Heinz Foods Co.
3.875% due 05/15/2027		1,000	1,067
4.250% due 03/01/2031		900	989
4.375% due 06/01/2046		7,600	7,825
5.000% due 06/04/2042		1,900	2,081
5.200% due 07/15/2045		980	1,072
6.875% due 01/26/2039		1,000	1,341

LABL Escrow Issuer LLC
6.750% due 07/15/2026		120	127

Lamar Media Corp.
3.750% due 02/15/2028		1,050	1,047
4.000% due 02/15/2030		300	301

Lamb Weston Holdings, Inc.
4.875% due 05/15/2028		1,000	1,082

Las Vegas Sands Corp.
3.200% due 08/08/2024		440	446
3.500% due 08/18/2026		1,600	1,623
3.900% due 08/08/2029		900	903

Latam Airlines Pass-Through Trust
4.500% due 08/15/2025		3,097	1,688

Leidos, Inc.
4.375% due 05/15/2030		290	340

Level 3 Financing, Inc.
3.400% due 03/01/2027		600	647
3.625% due 01/15/2029		4,850	4,798
3.875% due 11/15/2029		850	922
4.250% due 07/01/2028		900	915

Leviathan Bond Ltd.
5.750% due 06/30/2023		2,000	2,065
6.500% due 06/30/2027		1,470	1,529

LifePoint Health, Inc.
4.375% due 02/15/2027		80	80

Live Nation Entertainment, Inc.
4.750% due 10/15/2027		310	291

Logan Merger Sub, Inc.
5.500% due 09/01/2027		1,700	1,729

Marriott International, Inc.
3.500% due 10/15/2032		2,200	2,176
4.625% due 06/15/2030		300	322

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028		150	143
6.125% due 09/15/2025		700	733
6.500% due 09/15/2026		385	396

Marvell Technology Group Ltd.
4.200% due 06/22/2023		331	358

Masco Corp.
4.500% due 05/15/2047		490	573

Matador Resources Co.
5.875% due 09/15/2026		210	176

Mattel, Inc.
5.875% due 12/15/2027		400	431

MEG Energy Corp.
7.125% due 02/01/2027		1,100	989

Melco Resorts Finance Ltd.
4.875% due 06/06/2025		700	716
5.250% due 04/26/2026		1,700	1,726
5.375% due 12/04/2029		5,000	4,979
5.625% due 07/17/2027		1,630	1,695

Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		300	319

MGM China Holdings Ltd.
5.250% due 06/18/2025		300	305
5.375% due 05/15/2024		1,650	1,705
5.875% due 05/15/2026		1,800	1,858

MGM Resorts International
5.500% due 04/15/2027		1,110	1,162
7.750% due 03/15/2022		300	317

Mitchells & Butlers Finance PLC
6.469% due 09/15/2032	GBP	1,700	2,385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMK International Capital DAC
4.375% due 06/13/2024		$3,300	$3,539

MPLX LP
3.375% due 03/15/2023		100	105
3.500% due 12/01/2022		200	210
4.250% due 12/01/2027		100	113

MSCI, Inc.
3.625% due 09/01/2030		200	206
4.000% due 11/15/2029		1,590	1,672

MTS Systems Corp.
5.750% due 08/15/2027		420	415

Mylan, Inc.
3.125% due 01/15/2023		540	569

NCL Corp. Ltd.
3.625% due 12/15/2024		1,950	1,369
10.250% due 02/01/2026		910	951

NCR Corp.
5.000% due 10/01/2028		3,500	3,502
5.250% due 10/01/2030		1,050	1,052

NetApp, Inc.
2.700% due 06/22/2030		1,600	1,660

Netflix, Inc.
3.625% due 05/15/2027	EUR	4,550	5,781
3.625% due 06/15/2030		1,000	1,274
3.875% due 11/15/2029		2,000	2,594
4.875% due 06/15/2030		$880	1,005
5.375% due 11/15/2029		780	920
5.500% due 02/15/2022		300	315
5.875% due 11/15/2028		4,400	5,258

New Albertson’s LP
6.570% due 02/23/2028		800	801

Newell Brands, Inc.
4.875% due 06/01/2025		480	518

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		450	473

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024	EUR	1,000	1,147

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025		$68	69
5.500% due 10/01/2021		8,364	8,388

Nielsen Finance LLC
5.625% due 10/01/2028		2,600	2,678
5.875% due 10/01/2030		1,620	1,680

Nissan Motor Co. Ltd.
4.345% due 09/17/2027		1,000	1,005
4.810% due 09/17/2030		2,480	2,492

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)		3,496	857

Nokia Oyj
4.375% due 06/12/2027		240	255

Norbord, Inc.
5.750% due 07/15/2027		160	170

NortonLifeLock, Inc.
5.000% due 04/15/2025		185	190

Nouryon Holding BV
6.500% due 10/01/2026	EUR	1,500	1,825
8.000% due 10/01/2026		$1,000	1,062

NuStar Logistics LP
5.750% due 10/01/2025		1,800	1,864
6.375% due 10/01/2030		1,290	1,342

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030		2,000	2,016
3.468% due 12/01/2050		1,320	1,326

NVIDIA Corp.
2.850% due 04/01/2030		1,900	2,147
3.500% due 04/01/2050		1,600	1,882
3.700% due 04/01/2060		400	478

NVR, Inc.
3.000% due 05/15/2030		940	1,016

NXP BV
3.150% due 05/01/2027		200	217
3.875% due 06/18/2026		1,400	1,571
4.625% due 06/01/2023		1,800	1,972

58	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	$1,717	$1,529
2.600% due 08/13/2021	284	279
2.700% due 08/15/2022	588	550
2.900% due 08/15/2024	4,629	3,936
3.200% due 08/15/2026	100	80
3.500% due 08/15/2029	113	87
4.400% due 08/15/2049	100	70
5.875% due 09/01/2025	2,500	2,296
6.375% due 09/01/2028	2,000	1,855
6.625% due 09/01/2030	420	388
8.000% due 07/15/2025	3,450	3,478
8.875% due 07/15/2030	2,420	2,497

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (f)(h)	3,197	11

ON Semiconductor Corp.
3.875% due 09/01/2028	1,820	1,849

Open Text Holdings, Inc.
4.125% due 02/15/2030	160	165

Oracle Corp.
2.800% due 04/01/2027	1,600	1,759
2.950% due 04/01/2030	1,600	1,793
3.600% due 04/01/2040	2,110	2,417
3.600% due 04/01/2050	4,700	5,270
3.800% due 11/15/2037	600	705
3.850% due 04/01/2060	4,700	5,551
4.000% due 11/15/2047	3,000	3,561

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	750	781
7.375% due 06/01/2025	130	132

Outfront Media Capital LLC
4.625% due 03/15/2030	80	77
5.000% due 08/15/2027	460	449

Pacific Drilling SA
8.375% due 10/01/2023	850	139

Panasonic Corp.
2.536% due 07/19/2022	800	826

Patterson-UTI Energy, Inc.
3.950% due 02/01/2028	100	77

PayPal Holdings, Inc.
2.300% due 06/01/2030	400	423
2.650% due 10/01/2026	1,919	2,095

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023	1,300	1,378

Pelabuhan Indonesia PT
5.375% due 05/05/2045	2,000	2,310

PennyMac Financial Services, Inc.
5.375% due 10/15/2025	2,760	2,798

Penske Truck Leasing Co. LP
2.700% due 11/01/2024	110	117
3.350% due 11/01/2029	100	106
3.450% due 07/01/2024	1,610	1,744

Performance Food Group, Inc.
5.500% due 10/15/2027	450	464
6.875% due 05/01/2025	800	856

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	600	624

Pertamina Persero PT
4.150% due 02/25/2060	1,000	995
4.175% due 01/21/2050	1,500	1,514
4.700% due 07/30/2049	3,000	3,226
5.625% due 05/20/2043	3,500	4,095
6.500% due 05/27/2041	3,000	3,855
6.500% due 11/07/2048	3,500	4,673

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)	11,221	337
5.500% due 04/12/2037 ^(d)	47,485	1,425

Petroleos Mexicanos
5.950% due 01/28/2031	1,000	833
6.350% due 02/12/2048	4,393	3,295
6.375% due 01/23/2045	2,300	1,728
6.490% due 01/23/2027	260	244
6.500% due 03/13/2027	4,800	4,483
6.625% due 06/15/2035	6,010	5,000
6.625% due 06/15/2038	1,400	1,098

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 09/21/2047		$10,601	$8,180
6.840% due 01/23/2030		2,750	2,451
6.950% due 01/28/2060		8,556	6,557
7.690% due 01/23/2050		20,220	16,720

Petronas Capital Ltd.
4.550% due 04/21/2050		3,900	4,991

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		640	690

Pilgrim’s Pride Corp.
5.875% due 09/30/2027		400	414

PM General Purchaser LLC
9.500% due 10/01/2028 (b)		1,200	1,247

Post Holdings, Inc.
4.625% due 04/15/2030		2,850	2,936
5.625% due 01/15/2028		200	212

Presidio Holdings, Inc.
4.875% due 02/01/2027		460	467
8.250% due 02/01/2028		460	483

Prestige Brands, Inc.
5.125% due 01/15/2028		100	104

Prime Security Services Borrower LLC
3.375% due 08/31/2027		3,400	3,275
5.750% due 04/15/2026		790	847
6.250% due 01/15/2028		810	821

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,773
2.031% due 08/03/2032		1,100	1,300
3.680% due 01/21/2030		$1,200	1,297
4.027% due 08/03/2050		900	921

PTC, Inc.
4.000% due 02/15/2028		200	206

Qorvo, Inc.
3.375% due 04/01/2031		3,125	3,184
4.375% due 10/15/2029		500	532
5.500% due 07/15/2026		3,629	3,855

QualityTech LP
3.875% due 10/01/2028 (b)		1,475	1,483

Quanta Services, Inc.
2.900% due 10/01/2030		975	997

QVC, Inc.
5.950% due 03/15/2043		4,400	4,204

Radiate Holdco LLC
4.500% due 09/15/2026		4,000	4,014
6.500% due 09/15/2028		1,200	1,233

Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027		1,370	1,600
6.332% due 09/30/2027		500	588

Rattler Midstream LP
5.625% due 07/15/2025		650	656

Raytheon Technologies Corp.
3.650% due 08/16/2023		54	58

Rede D’or Finance SARL
4.500% due 01/22/2030		1,600	1,518

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,700	2,092
6.250% due 05/15/2026		$1,072	1,146
6.875% due 11/15/2026	EUR	980	1,246
8.250% due 11/15/2026		$2,702	2,965

RELX Capital, Inc.
3.000% due 05/22/2030		500	547

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		800	803

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (b)		3,075	3,099

Rockies Express Pipeline LLC
3.600% due 05/15/2025		70	69
4.800% due 05/15/2030		1,430	1,407

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		300	318
11.500% due 06/01/2025		1,000	1,163

Royalty Pharma PLC
1.750% due 09/02/2027		680	681

S&P Global, Inc.
3.250% due 12/01/2049		700	799

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$2,000	$2,256
5.625% due 03/01/2025		7,544	8,633
5.750% due 05/15/2024		3,400	3,852

Sabre GLBL, Inc.
7.375% due 09/01/2025		730	738

Salesforce.com, Inc.
3.700% due 04/11/2028		350	413

Sands China Ltd.
3.800% due 01/08/2026		1,000	1,049
4.600% due 08/08/2023		1,700	1,817
5.125% due 08/08/2025		2,100	2,298
5.400% due 08/08/2028		3,600	4,018

Sasol Financing USA LLC
5.875% due 03/27/2024		5,300	5,128

Scientific Games International, Inc.
7.000% due 05/15/2028		50	50
7.250% due 11/15/2029		200	203
8.625% due 07/01/2025		1,190	1,244

Scripps Escrow, Inc.
5.875% due 07/15/2027		300	290

Seagate HDD Cayman
4.125% due 01/15/2031		430	465

SIG Combibloc PurchaseCo SARL
1.875% due 06/18/2023	EUR	1,400	1,674
2.125% due 06/18/2025		1,300	1,569

Sirius XM Radio, Inc.
3.875% due 08/01/2022		$127	129
4.125% due 07/01/2030		2,740	2,811
4.625% due 07/15/2024		500	518

Southern Co.
3.700% due 04/30/2030		3,200	3,659

Southwest Airlines Co.
5.125% due 06/15/2027		710	775

Spectrum Brands, Inc.
5.500% due 07/15/2030		1,850	1,955

Speedway Motorsports LLC
4.875% due 11/01/2027		950	914

Spirit AeroSystems, Inc.
7.500% due 04/15/2025		2,400	2,435

Spirit Airlines Pass-Through Trust
3.650% due 08/15/2031		87	71
4.100% due 10/01/2029		73	66

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		75	76
4.738% due 09/20/2029		1,200	1,301
5.152% due 09/20/2029		2,200	2,597

Standard Industries, Inc.
2.250% due 11/21/2026	EUR	3,710	4,174
3.375% due 01/15/2031		$4,810	4,756
4.375% due 07/15/2030		800	821
4.750% due 01/15/2028		1,200	1,248
5.000% due 02/15/2027		470	490

Staples, Inc.
7.500% due 04/15/2026		1,931	1,783

Station Casinos LLC
4.500% due 02/15/2028		1,220	1,131

Stevens Holding Co., Inc.
6.125% due 10/01/2026		240	258

Stryker Corp.
2.900% due 06/15/2050		600	619

Sunoco Logistics Partners Operations LP
5.950% due 12/01/2025		40	46

Switch Ltd.
3.750% due 09/15/2028		1,960	1,985

T-Mobile USA, Inc.
1.500% due 02/15/2026		700	703
2.050% due 02/15/2028		2,300	2,354
2.550% due 02/15/2031		1,105	1,146
3.000% due 02/15/2041 (b)		1,300	1,287
3.300% due 02/15/2051 (b)		1,000	988
3.750% due 04/15/2027		760	852
3.875% due 04/15/2030		5,010	5,703
4.500% due 02/01/2026		100	103
4.750% due 02/01/2028		2,092	2,241

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		$1,000	$1,015
3.025% due 07/09/2040		300	311
3.175% due 07/09/2050		400	412
3.375% due 07/09/2060		1,000	1,036

Teck Resources Ltd.
3.900% due 07/15/2030		700	734

TEGNA, Inc.
4.625% due 03/15/2028		2,110	2,068
4.750% due 03/15/2026		1,000	1,024

Teleflex, Inc.
4.625% due 11/15/2027		200	211

Telesat Canada
4.875% due 06/01/2027		320	322
6.500% due 10/15/2027		350	353

Tencent Holdings Ltd.
2.985% due 01/19/2023		300	313
3.240% due 06/03/2050		1,200	1,207
3.290% due 06/03/2060		1,000	1,020
3.595% due 01/19/2028		1,000	1,102
3.925% due 01/19/2038		200	227

Tenet Healthcare Corp.
4.625% due 06/15/2028		1,560	1,576
6.125% due 10/01/2028		910	888

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		2,000	2,074
7.000% due 10/15/2028		300	384

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		809	804

Topaz Solar Farms LLC
5.750% due 09/30/2039		526	615

Transocean Guardian Ltd.
5.875% due 01/15/2024		9,127	5,932

Transocean Pontus Ltd.
6.125% due 08/01/2025		5,507	4,956

Transocean, Inc.
6.800% due 03/15/2038		2,697	371
7.250% due 11/01/2025		470	134
8.000% due 02/01/2027		891	254

Transurban Finance Co. Pty. Ltd.
2.450% due 03/16/2031		800	818

TreeHouse Foods, Inc.
4.000% due 09/01/2028		1,400	1,419

TripAdvisor, Inc.
7.000% due 07/15/2025		860	898

Triumph Group, Inc.
8.875% due 06/01/2024		2,730	2,914

Trivium Packaging Finance BV
3.750% due 08/15/2026	EUR	800	931
3.750% due 08/15/2026 •		400	462
5.500% due 08/15/2026		$1,000	1,038
8.500% due 08/15/2027		500	540

Trustees of Princeton University
2.516% due 07/01/2050		1,650	1,735

U.S. Foods, Inc.
6.250% due 04/15/2025		200	212

U.S. Renal Care, Inc.
10.625% due 07/15/2027		2,142	2,277

United Airlines Pass-Through Trust
2.700% due 11/01/2033		100	95
3.500% due 09/01/2031		454	432
4.150% due 02/25/2033		398	399

United Group BV
4.875% due 07/01/2024	EUR	400	475

UnitedHealth Group, Inc.
2.900% due 05/15/2050		$500	523
3.125% due 05/15/2060		270	290

Univision Communications, Inc.
5.125% due 02/15/2025		2,000	1,899
6.625% due 06/01/2027		4,170	4,081
9.500% due 05/01/2025		700	753

Vail Resorts, Inc.
6.250% due 05/15/2025		300	319

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Vale Overseas Ltd.
3.750% due 07/08/2030		$1,360	$1,401
6.875% due 11/10/2039		480	633

Veritas US, Inc.
7.500% due 09/01/2025		1,040	1,074

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027		1,500	1,562

ViaSat, Inc.
5.625% due 09/15/2025		500	491
5.625% due 04/15/2027		380	392
6.500% due 07/15/2028		1,530	1,535

Viking Cruises Ltd.
13.000% due 05/15/2025		1,930	2,239

Viper Energy Partners LP
5.375% due 11/01/2027		260	257

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	550	619
5.000% due 07/15/2030		$2,700	2,690

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	4,800	6,125
5.000% due 04/15/2027		2,900	3,928
5.250% due 05/15/2029		100	137
5.500% due 05/15/2029		$4,265	4,585

Virgin Media Vendor Financing Notes DAC
4.875% due 07/15/2028	GBP	3,100	4,047

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	2,900	3,388
4.250% due 01/31/2031		$3,550	3,628

VMware, Inc.
2.950% due 08/21/2022		330	344
3.900% due 08/21/2027		280	313

VOC Escrow Ltd.
5.000% due 02/15/2028		721	640

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		2,000	2,001
1.083% (US0003M + 0.860%) due 09/24/2021 ~		1,000	1,004
1.197% (US0003M + 0.940%) due 11/12/2021 ~		1,560	1,568
2.500% due 09/24/2021		1,000	1,019
2.700% due 09/26/2022		900	934
3.875% due 11/13/2020		800	803
4.000% due 11/12/2021		200	208

Walt Disney Co.
3.600% due 01/13/2051		250	283
3.800% due 05/13/2060		1,000	1,161

WESCO Distribution, Inc.
7.125% due 06/15/2025		2,160	2,356
7.250% due 06/15/2028		3,400	3,730

West Street Merger Sub, Inc.
6.375% due 09/01/2025		530	542

Western Digital Corp.
4.750% due 02/15/2026		1,950	2,108

Western Midstream Operating LP
4.100% due 02/01/2025		200	191
5.050% due 02/01/2030		240	234

Westinghouse Air Brake Technologies Corp.
4.950% due 09/15/2028		100	117

Williams Scotsman International, Inc.
4.625% due 08/15/2028		1,700	1,710

Windstream Escrow LLC
7.750% due 08/15/2028		1,000	985

WMG Acquisition Corp.
3.000% due 02/15/2031		1,280	1,248
3.875% due 07/15/2030		860	888

WPX Energy, Inc.
4.500% due 01/15/2030		530	524
5.875% due 06/15/2028		280	293

WR Grace & Co-Conn
4.875% due 06/15/2027		3,810	3,942

WRKCo, Inc.
3.750% due 03/15/2025		372	416
3.900% due 06/01/2028		1,110	1,271
4.000% due 03/15/2028		464	533
4.200% due 06/01/2032		100	121

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Destinations, Inc.
4.625% due 03/01/2030		$800	$773
5.650% due 04/01/2024		9,291	9,464
6.000% due 04/01/2027		188	193

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		2,760	2,682

Wynn Las Vegas LLC
5.500% due 03/01/2025		1,050	1,010

Wynn Macau Ltd.
5.500% due 01/15/2026		2,420	2,389

Wynn Resorts Finance LLC
5.125% due 10/01/2029		1,020	991

Yara International ASA
3.148% due 06/04/2030		290	311
4.750% due 06/01/2028		970	1,136

Yellowstone Energy LP
5.750% due 12/31/2026 «		2,498	2,723

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	9,520	61

Yum Brands, Inc.
3.625% due 03/15/2031		$310	311

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		3,370	3,321
6.125% due 03/01/2028		1,200	1,239

Ziggo Bond Co. BV
5.125% due 02/28/2030		600	609

Ziggo BV
4.875% due 01/15/2030		1,500	1,555

			1,110,420

UTILITIES 6.1%

Alabama Power Co.
1.450% due 09/15/2030		1,570	1,577

Ameren Illinois Co.
3.250% due 03/15/2050		300	338

AT&T, Inc.
1.155% (US0003M + 0.890%) due 02/15/2023 ~		476	480
2.250% due 02/01/2032		1,000	1,002
2.750% due 06/01/2031		2,000	2,109
3.300% due 02/01/2052		870	815
3.500% due 06/01/2041		2,000	2,113
3.500% due 09/15/2053		2,526	2,473
3.500% due 02/01/2061		1,000	954
3.550% due 09/15/2055		10,091	9,700
3.650% due 06/01/2051		490	497
3.650% due 09/15/2059		6,552	6,359
3.800% due 02/15/2027		479	541
4.300% due 02/15/2030		1,600	1,897
4.350% due 06/15/2045		828	931
4.500% due 03/09/2048		172	197

Avangrid, Inc.
3.150% due 12/01/2024		300	328

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		200	209

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		600	599
4.625% due 02/04/2030		1,700	1,704

CenturyLink, Inc.
4.000% due 02/15/2027		580	590

Clearway Energy Operating LLC
4.750% due 03/15/2028		420	436
5.000% due 09/15/2026		100	104

CNOOC Finance Ltd.
3.000% due 05/09/2023		3,000	3,148

CNOOC Finance ULC
4.250% due 04/30/2024		200	221

Duke Energy Carolinas LLC
2.950% due 12/01/2026		100	112
3.700% due 12/01/2047		100	118

Duke Energy Corp.
0.765% (US0003M + 0.500%) due 05/14/2021 ~		1,900	1,905

60	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Duke Energy Florida LLC
1.750% due 06/15/2030		$900	$917

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030		975	979

Edison International
3.125% due 11/15/2022		900	929
3.550% due 11/15/2024		400	422

Enable Midstream Partners LP
4.400% due 03/15/2027		370	356

Endeavor Energy Resources LP
5.500% due 01/30/2026		200	199
6.625% due 07/15/2025		1,360	1,400

Enel Finance International NV
2.650% due 09/10/2024		4,400	4,670
3.625% due 05/25/2027		4,000	4,452
6.000% due 10/07/2039		1,300	1,769

Entergy Corp.
2.950% due 09/01/2026		100	111

Entergy Texas, Inc.
1.750% due 03/15/2031 (b)		2,000	1,987

Eskom Holdings SOC Ltd.
6.350% due 08/10/2028		3,800	3,837
6.750% due 08/06/2023		1,000	924

Eversource Energy
1.650% due 08/15/2030		850	848

Exelon Corp.
4.050% due 04/15/2030		580	680
4.700% due 04/15/2050		200	256

FirstEnergy Corp.
2.250% due 09/01/2030		280	274

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		11,500	12,044
6.000% due 11/27/2023		400	446

Gazprom OAO Via Gaz Capital S.A.
5.150% due 02/11/2026		3,000	3,349
6.510% due 03/07/2022		6,400	6,814
8.625% due 04/28/2034		5,500	8,290

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030		7,230	7,237

IPALCO Enterprises, Inc.
3.700% due 09/01/2024		780	846
4.250% due 05/01/2030		200	227

Kentucky Utilities Co.
3.300% due 06/01/2050		100	109

Narragansett Electric Co.
3.395% due 04/09/2030		600	684

NextEra Energy Capital Holdings, Inc.
2.200% due 12/02/2026	AUD	6,900	5,067
2.750% due 05/01/2025		$2,800	3,031

NGPL PipeCo LLC
4.875% due 08/15/2027		1,602	1,739
7.768% due 12/15/2037		439	558

NiSource, Inc.
3.600% due 05/01/2030		800	913

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		876	810

ONEOK, Inc.
6.350% due 01/15/2031		1,000	1,166
7.500% due 09/01/2023		1,498	1,718

Pacific Gas & Electric Co.
1.750% due 06/16/2022		1,700	1,702
2.100% due 08/01/2027		300	292
2.500% due 02/01/2031		1,400	1,337
2.950% due 03/01/2026		400	408
3.150% due 01/01/2026		910	935
3.250% due 06/15/2023		300	311
3.300% due 03/15/2027		700	715
3.300% due 12/01/2027		2,600	2,676
3.400% due 08/15/2024		600	628
3.450% due 07/01/2025		50	52
3.500% due 06/15/2025		1,100	1,159
3.500% due 08/01/2050		1,150	1,042
3.750% due 02/15/2024		890	933
3.750% due 07/01/2028		150	156
3.750% due 08/15/2042		100	93

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.950% due 12/01/2047		$500	$464
4.250% due 08/01/2023		100	107
4.250% due 03/15/2046		100	97
4.300% due 03/15/2045		600	587
4.450% due 04/15/2042		500	501
4.500% due 07/01/2040		1,400	1,428
4.550% due 07/01/2030		541	587
4.600% due 06/15/2043		300	302
4.650% due 08/01/2028		600	652
4.950% due 07/01/2050		441	473

Parsley Energy LLC
4.125% due 02/15/2028		3,070	2,893

Pattern Energy Operations LP
4.500% due 08/15/2028		720	748

Pedernales Electric Cooperative, Inc.
5.952% due 11/15/2022		180	192

Petrobras Global Finance BV
5.093% due 01/15/2030		30,087	31,655
7.375% due 01/17/2027		700	830
8.750% due 05/23/2026		1,748	2,183

PLT Finance SARL
4.625% due 01/05/2026	EUR	1,000	1,196

PT Perusahaan Listrik Negara
3.000% due 06/30/2030		$5,000	5,025
4.000% due 06/30/2050		5,400	5,296
4.125% due 05/15/2027		400	432
4.375% due 02/05/2050		1,000	1,043
4.875% due 07/17/2049		3,000	3,305
6.150% due 05/21/2048		1,000	1,291
6.250% due 01/25/2049		2,000	2,615

Puget Energy, Inc.
4.100% due 06/15/2030		690	771

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	700	785

Rio Oil Finance Trust
8.200% due 04/06/2028		$2,079	2,240
9.250% due 07/06/2024		10,271	11,221

San Diego Gas & Electric Co.
1.700% due 10/01/2030		1,900	1,887

Sinopec Group Overseas Development Ltd.
3.500% due 05/03/2026		8,400	9,353
3.625% due 04/12/2027		10,100	11,208

Southern California Edison Co.
2.850% due 08/01/2029		100	105
3.650% due 02/01/2050		400	418
3.700% due 08/01/2025		230	256
4.650% due 10/01/2043		800	924
6.650% due 04/01/2029		200	248

Southern California Gas Co.
2.550% due 02/01/2030		800	865

Southern Gas Corridor CJSC
6.875% due 03/24/2026		8,280	9,438

Sprint Communications, Inc.
6.000% due 11/15/2022		900	971
11.500% due 11/15/2021		100	110

Sprint Corp.
7.125% due 06/15/2024		6,960	8,017
7.250% due 09/15/2021		2,870	3,006
7.625% due 02/15/2025		7,100	8,320
7.625% due 03/01/2026		1,600	1,936
7.875% due 09/15/2023		3,750	4,304

Talen Energy Supply LLC
6.625% due 01/15/2028		300	292
7.250% due 05/15/2027		1,320	1,318

Tallgrass Energy Partners LP
7.500% due 10/01/2025		760	765

Targa Resources Partners LP
4.875% due 02/01/2031		3,560	3,454
6.875% due 01/15/2029		380	409

Telecom Italia Capital S.A.
7.200% due 07/18/2036		100	126
7.721% due 06/04/2038		150	200

Verizon Communications, Inc.
1.380% (US0003M + 1.100%) due 05/15/2025 ~		2,250	2,301
4.016% due 12/03/2029		400	480

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.125% due 03/16/2027	$630	$744
5.250% due 03/16/2037	1,690	2,342
5.500% due 03/16/2047	960	1,450

Vodafone Group PLC
1.261% (US0003M + 0.990%) due 01/16/2024 ~	497	501
4.375% due 02/19/2043	2,500	2,928
4.875% due 06/19/2049	930	1,159
5.125% due 06/19/2059	700	898
5.250% due 05/30/2048	1,000	1,291
7.875% due 02/15/2030	300	436

VTR Comunicaciones SpA
5.125% due 01/15/2028	2,300	2,382

		297,715

Total Corporate Bonds & Notes (Cost $2,276,041)		2,303,066

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)	8,140	1,100

Total Convertible Bonds & Notes (Cost $6,589)		1,100

MUNICIPAL BONDS & NOTES 0.1%

CALIFORNIA 0.0%

California State Public Works Board Revenue Notes, Series 2011
5.786% due 12/01/2021	109	113

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.300% due 12/01/2021	60	62
6.899% due 12/01/2040	720	1,028

Chicago, Illinois General Obligation Bonds, Series 2008
5.630% due 01/01/2022	125	126

		1,216

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,025	2,033

Total Municipal Bonds & Notes (Cost $3,310)		3,362

U.S. GOVERNMENT AGENCIES 5.6%

Fannie Mae
0.600% due 10/18/2030 •	1	1
4.502% due 09/25/2040 •(a)	681	95
5.652% due 09/25/2037 •(a)	787	153
6.500% due 06/25/2028	35	38
6.850% due 12/18/2027	20	23

Freddie Mac
0.652% due 09/15/2030 •	6	6
2.219% due 10/25/2044 •	45	46
2.371% due 02/25/2045 •	7	8
2.419% due 07/25/2044 •	75	77
3.736% due 05/01/2023 •	1	1
6.500% due 07/25/2043	5	6

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 05/20/2026 ~•	7	7
3.000% (H15T1Y + 1.500%) due 03/20/2026 ~•	5	5
3.125% (H15T1Y + 1.500%) due 11/20/2023 ~•	3	3
3.125% due 11/20/2026 - 11/20/2027 •	11	11
3.250% (H15T1Y + 1.500%) due 07/20/2026 ~•	5	6

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.112% due 09/16/2042 ~	$307	$319

Small Business Administration
4.340% due 03/01/2024	12	13
5.080% due 11/01/2022	19	20
5.130% due 09/01/2023	2	2
6.900% due 12/01/2020	2	2

Uniform Mortgage-Backed Security
3.000% due 02/01/2047	1,333	1,401
3.500% due 11/01/2045 - 10/01/2048	21,748	22,986
4.000% due 07/01/2048 - 10/01/2049	37,339	39,822
5.000% due 11/01/2035	37	42

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	50,900	52,401
3.500% due 10/01/2050 - 11/01/2050	118,000	124,549
4.000% due 11/01/2050	33,000	35,230

Total U.S. Government Agencies (Cost $274,691)		277,273

U.S. TREASURY OBLIGATIONS 23.8%

U.S. Treasury Bonds
2.750% due 11/15/2042	10,100	12,936
2.875% due 05/15/2043	12,532	16,367
2.875% due 05/15/2049	15,650	20,958
3.000% due 11/15/2044	16,600	22,185
3.000% due 05/15/2045	20,800	27,854
3.125% due 02/15/2042	30,600	41,465
3.125% due 02/15/2043	18,631	25,250
3.625% due 02/15/2044	20,600	30,107
3.750% due 11/15/2043	1,500	2,229

U.S. Treasury Notes
1.125% due 08/31/2021 (n)	57,300	57,807
1.875% due 01/31/2022 (l)	143,700	147,034
2.000% due 06/30/2024	42,600	45,471
2.000% due 08/15/2025	29,800	32,292
2.125% due 08/15/2021 (l)	141,000	143,441
2.125% due 02/29/2024	17,100	18,234
2.125% due 07/31/2024	34,200	36,710
2.125% due 09/30/2024	22,400	24,108
2.250% due 11/15/2024 (n)(p)	16,300	17,655
2.250% due 12/31/2024 (l)(n)	87,000	94,429
2.625% due 02/28/2023	48,100	50,977
2.625% due 12/31/2023	31,000	33,459
2.625% due 02/15/2029	20,180	23,570
2.750% due 08/31/2023	20,100	21,614
2.875% due 10/31/2023	34,900	37,805
2.875% due 08/15/2028	77,800	91,847
3.125% due 11/15/2028	74,900	90,231

Total U.S. Treasury Obligations (Cost $1,084,959)		1,166,035

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.7%

Adjustable Rate Mortgage Trust
3.076% due 01/25/2036 ^~	120	115

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	209	180
0.358% due 10/25/2046 •	573	383

American Home Mortgage Investment Trust
2.060% due 12/25/2035 •	500	256
6.500% due 03/25/2047 þ	2,844	2,755

BAMLL Commercial Mortgage Securities Trust
1.202% due 04/15/2036 •	3,600	3,474

Banc of America Funding Trust
2.999% due 09/20/2035 ^~	53	49
3.996% due 03/20/2036 ~	53	50
5.500% due 01/25/2036	153	141
6.000% due 07/25/2037 ^	314	305
6.000% due 08/25/2037 ^	107	103

Banc of America Mortgage Trust
3.212% due 06/25/2035 ~	114	104
3.645% due 11/20/2046 ^~	1,030	988
3.688% due 02/25/2036 ^~	15	14
6.000% due 10/25/2036 ^	118	119

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Barclays UBS Trust
2.892% due 06/05/2030	$12,800	$12,185

BBCMS Mortgage Trust
4.314% due 12/15/2051	600	720

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~	346	342
3.259% due 08/25/2035 ^~	562	545
3.540% due 01/25/2034 ~	6	7
3.682% due 02/25/2033 ~	2	2
3.696% due 01/25/2035 ~	11	10
3.721% due 01/25/2035 ~	323	318
3.751% due 02/25/2033 ~	3	2
4.051% due 01/25/2034 ~	2	2

Bear Stearns ALT-A Trust
0.488% due 08/25/2036 ^•	740	688
3.191% due 11/25/2036 ^~	2,769	1,824
3.251% due 09/25/2035 ^~	473	374
3.411% due 08/25/2036 ^~	365	306
3.413% due 11/25/2036 ~	145	111
3.479% due 03/25/2036 ^~	234	196
3.502% due 05/25/2035 ~	110	110
3.622% due 11/25/2036 ^~	144	104

Chase Mortgage Finance Trust
5.500% due 11/25/2035	433	411
5.500% due 07/25/2037 ^	1,184	428

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.358% due 10/25/2046 •	3,019	3,071
0.398% due 01/25/2036 •	141	135

CIM Trust
3.015% due 06/25/2057 ~	1,584	1,615

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •	4,004	3,977
3.209% due 05/10/2049	1,100	1,218

Citigroup Global Markets Mortgage Securities, Inc.
0.648% due 05/25/2032 •	9	9

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •	131	130
2.570% due 05/25/2035 •	26	26
3.177% due 08/25/2035 ^~	34	30
3.355% due 09/25/2037 ^~	358	345
3.795% due 09/25/2037 ^~	228	224
3.880% due 10/25/2035 ^•	228	229
3.881% due 04/25/2037 ^~	252	220
4.023% due 03/25/2034 ~	14	14

Citigroup Mortgage Loan Trust, Inc.
3.421% due 05/25/2035 ~	221	224

CitiMortgage Alternative Loan Trust
6.000% due 06/25/2037 ^	770	776

Commercial Mortgage Trust
4.228% due 05/10/2051	1,000	1,195
4.362% due 07/10/2045 ~	700	752

Countrywide Alternative Loan Trust
0.268% due 06/25/2036 •	2,783	2,653
0.328% due 04/25/2046 •	7,592	7,038
0.348% due 02/25/2036 •	6,050	5,250
0.351% due 12/20/2046 ^•	1,148	956
0.366% due 07/20/2046 ^•	493	375
0.436% due 09/20/2046 •	413	258
0.486% due 11/20/2035 •	3,379	3,236
2.019% due 12/25/2035 •	108	98
2.876% due 10/25/2035 ^~	21	18
3.839% due 02/25/2037 ^~	799	772
5.500% due 11/25/2035 ^	754	626
5.500% due 12/25/2035 ^	538	443
5.500% due 01/25/2036	172	144
5.750% due 02/25/2035	452	438
5.750% due 03/25/2037 ^•	116	93
6.000% due 02/25/2037 ^	3,016	1,858
6.250% due 11/25/2036 ^	969	866
6.250% due 12/25/2036 ^•	580	387
6.250% due 08/25/2037 ^	3,739	2,942

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •	96	84
2.982% due 04/20/2035 ~	33	33
3.866% due 02/25/2034 ~	164	162
3.866% due 07/20/2034 ~	136	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.500% due 01/25/2035		$295	$305
5.500% due 09/25/2035 ^		185	185
5.500% due 12/25/2035 ^		305	247
6.000% due 05/25/2036 ^		189	145
6.000% due 01/25/2037 ^		3,760	2,966

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		88	82

Credit Suisse First Boston Mortgage Securities Corp.
3.505% due 06/25/2033 ~		99	97
6.000% due 01/25/2036 ^		636	495

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~		1,253	1,262

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.328% due 06/25/2037 ^•		52	54
2.688% due 10/25/2035 ~		29	26
5.500% due 12/25/2035 ^		292	287

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
6.300% due 07/25/2036 ^þ		115	113

Dilosk RMBS DAC
0.242% due 12/20/2057 •	EUR	257	301

Dragon Finance BV
1.267% due 07/13/2023 •	GBP	2,696	3,377

EMF-NL Prime BV
0.357% due 04/17/2041 •	EUR	957	1,037

Eurosail PLC
0.000% due 09/10/2044 •		4,400	4,694
0.760% due 09/13/2045 •	GBP	7,255	9,022
1.010% due 06/13/2045 •		6,936	8,896

Finsbury Square PLC
1.069% due 12/16/2069 •		94	121

First Horizon Asset Securities, Inc.
3.706% due 02/25/2036 ~		$94	86

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		640	425

GMAC Mortgage Corp. Loan Trust
3.601% due 11/19/2035 ~		71	65
3.688% due 04/19/2036 ^~		46	40

GreenPoint Mortgage Funding Trust
0.688% due 11/25/2045 •		44	38

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~		97	96

GSR Mortgage Loan Trust
2.801% due 06/25/2034 ~		24	23
3.055% due 11/25/2035 ^~		74	56
3.588% due 05/25/2034 ~		168	163
3.664% due 05/25/2035 ~		255	243
3.783% due 01/25/2036 ^~		67	66
3.835% due 11/25/2035 ~		306	305
3.877% due 09/25/2035 ~		14	15
6.000% due 02/25/2036 ^		1,442	1,043
6.000% due 03/25/2037 ^		286	234
6.000% due 05/25/2037 ^		87	82

HarborView Mortgage Loan Trust
0.346% due 09/19/2037 •		471	440
0.346% due 01/19/2038 •		635	577
0.361% due 12/19/2036 •		2,654	2,337
3.170% due 06/19/2036 ^~		139	88

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	11,636	15,020

HomeBanc Mortgage Trust
0.408% due 01/25/2036 •		$208	200
3.113% due 04/25/2037 ^~		23	22

HPLY Trust
1.152% due 11/15/2036 •		820	791

IndyMac Mortgage Loan Trust
0.418% due 06/25/2037 ^•		116	110
0.628% due 07/25/2035 •		38	36
3.032% due 07/25/2037 ~		120	96
3.333% due 08/25/2036 ~		64	48
3.569% due 06/25/2036 ~		299	271

JPMorgan Alternative Loan Trust
0.288% due 03/25/2037 •		722	710

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~		33	33
3.090% due 08/25/2035 ^~		231	211

62	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.205% due 07/27/2037 ~	$956	$965
3.395% due 06/25/2037 ^~	1,253	1,035
3.541% due 04/25/2036 ^~	255	228
3.612% due 06/25/2036 ^~	70	61
3.683% due 07/25/2035 ~	28	28
3.887% due 04/25/2035 ~	320	321
5.750% due 01/25/2036 ^	241	174

Lehman XS Trust
0.308% due 03/25/2047 ^•	2	11
0.328% due 07/25/2037 ^•	455	403

MASTR Adjustable Rate Mortgages Trust
0.388% due 05/25/2037 •	116	68
0.458% due 09/25/2037 •	4,816	4,699
0.828% due 05/25/2047 ^•	310	328
1.759% due 01/25/2047 ^•	567	1,001
2.507% due 08/25/2034 ~	11	11
2.935% due 11/25/2033 ~	16	15

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	506	29

Merrill Lynch Alternative Note Asset Trust
3.539% due 06/25/2037 ^~	131	98

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •	891	870
2.998% due 12/25/2035 ~	592	514
3.246% due 05/25/2034 ~	126	122
3.963% due 11/25/2035 •	69	68

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~	8,586	8,977
2.750% due 08/25/2059 ~	1,863	1,954

Morgan Stanley Mortgage Loan Trust
3.060% due 11/25/2037 ~	832	706
3.197% due 07/25/2035 ^~	246	233
6.000% due 10/25/2037 ^	4,525	3,573

MortgageIT Securities Corp. Mortgage Loan Trust
0.648% due 09/25/2037 •	6,058	5,446

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	7,223	7,645

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	6,753	7,111

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.820% due 03/25/2047 þ	124	129

Opteum Mortgage Acceptance Corp. Asset-Backed Pass-Through Certificates
0.528% due 12/25/2035 •	739	709

Prime Mortgage Trust
0.648% due 02/25/2035 •	267	255

RBSGC Structured Trust
5.500% due 11/25/2035 ^	2,038	1,995

RBSSP Resecuritization Trust
0.674% due 04/26/2037 •	102	101
6.500% due 10/26/2036 ~	1,501	1,490

Residential Accredit Loans, Inc. Trust
0.248% due 05/25/2037 •	348	320
0.338% due 07/25/2036 •	150	147
0.348% due 12/25/2046 ^•	211	187
0.378% due 05/25/2037 ^•	49	37
3.907% due 02/25/2035 ^~	67	58
5.246% due 02/25/2036 ^~	107	89
6.000% due 06/25/2036 ^	88	86
6.000% due 05/25/2037 ^	75	73
6.500% due 07/25/2036	349	344

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•	857	234
6.000% due 02/25/2036	361	239
6.250% due 09/25/2037 ^	1,949	1,069

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~	171	131
4.287% due 02/25/2036 ^~	325	295
6.000% due 10/25/2036 ^	377	354

Structured Adjustable Rate Mortgage Loan Trust
0.348% due 04/25/2047 •	539	496
3.151% due 09/25/2035 ~	1,161	1,119
3.219% due 01/25/2035 ~	283	281
3.301% due 09/25/2036 ^~	1,218	1,055
3.638% due 05/25/2036 ^~	792	745
3.744% due 03/25/2036 ^~	64	58

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Mortgage Investments Trust
0.368% due 05/25/2036 •		$856	$722
0.408% due 05/25/2046 ^•		14	8
0.816% due 09/19/2032 •		14	13

Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.234% due 06/25/2033 ~		59	57

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •	GBP	2,440	3,157

Uropa Securities PLC
0.260% due 06/10/2059 •		8,360	10,346
0.410% due 06/10/2059 •		2,156	2,521
0.610% due 06/10/2059 •		1,686	2,015
0.810% due 06/10/2059 •		1,797	2,125

Verus Securitization Trust
3.889% due 03/25/2060 ~		$100	105

Wachovia Mortgage Loan Trust LLC
3.056% due 08/20/2035 ^~		229	224
3.793% due 10/20/2035 ~		30	23

WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •		722	700
0.418% due 12/25/2045 •		607	610
0.468% due 08/25/2045 •		442	453
1.719% due 02/25/2047 ^•		442	407
1.769% due 06/25/2047 ^•		49	14
1.899% due 10/25/2046 ^•		792	718
1.903% due 02/27/2034 •		20	20
1.981% due 12/25/2046 •		222	206
2.019% due 08/25/2046 •		1,556	1,517
2.182% due 07/25/2046 •		738	689
2.182% due 10/25/2046 •		152	143
2.219% due 11/25/2042 •		1	1
2.419% due 06/25/2042 •		2	2
2.419% due 08/25/2042 •		3	3
2.790% due 09/25/2033 ~		2,225	2,192
3.032% due 09/25/2036 ^~		261	247
3.545% due 12/25/2036 ^~		300	281
3.552% due 02/25/2037 ^~		2,000	1,919

Washington Mutual Mortgage Pass-Through Certificates Trust
0.388% due 01/25/2047 ^•		485	452
1.859% due 05/25/2047 ^•		26	2
4.241% due 09/25/2036 þ		18,507	7,999

Wells Fargo Commercial Mortgage Trust
2.725% due 02/15/2053		900	993
4.218% due 07/15/2046 ~		500	540

Wells Fargo Mortgage-Backed Securities Trust
2.878% due 09/25/2033 ~		25	25
3.633% due 11/25/2037 ^~		427	394
3.995% due 04/25/2036 ^~		30	29

Total Non-Agency Mortgage-Backed Securities (Cost $224,586)			229,117

ASSET-BACKED SECURITIES 4.9%

ACE Securities Corp. Home Equity Loan Trust
0.448% due 02/25/2036 •		356	354

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		378	377

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.598% due 01/25/2036 •		3,222	3,178

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	1,300	1,520

Ares CLO Ltd.
1.463% due 04/17/2026 •		$53	53

Argent Securities Trust
0.418% due 05/25/2036 •		642	266

Asset-Backed Funding Certificates Trust
0.308% due 01/25/2037 •		696	499
0.368% due 01/25/2037 •		2,978	2,158
0.748% due 10/25/2034 •		608	598

B2R Mortgage Trust
2.567% due 06/15/2049		4,635	4,641

Bear Stearns Asset-Backed Securities Trust
0.258% due 02/25/2037 •		24	38

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.548% due 09/25/2046 •		$2,315	$2,237
0.638% due 09/25/2035 •		916	912
0.948% due 10/27/2032 •		26	26
1.148% due 10/25/2037 •		157	157
1.198% due 08/25/2037 •		339	309
1.398% due 08/25/2037 •		697	695

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •	EUR	2,200	2,582

Carrington Mortgage Loan Trust
0.678% due 09/25/2035 •		$1,500	1,453
0.973% due 02/25/2035 •		4,108	4,002

Citigroup Mortgage Loan Trust
0.398% due 08/25/2036 •		2,422	2,373
6.750% due 05/25/2036 þ		192	139

Countrywide Asset-Backed Certificates
0.318% due 06/25/2047 •		85	85
0.328% due 06/25/2047 •		339	337
0.368% due 09/25/2037 ^•		150	138
0.378% due 05/25/2037 •		2,400	2,111
0.408% due 11/25/2037 •		4,227	3,828
0.438% due 06/25/2037 •		5,000	4,790
0.438% due 11/25/2037 •		9,820	9,203
0.498% due 11/25/2036 •		1,009	828
4.538% due 10/25/2046 ^~		312	310
4.610% due 07/25/2036 ~		773	787
5.430% due 02/25/2033 ^~		162	155

Countrywide Asset-Backed Certificates Trust
0.308% due 09/25/2046 •		53	52
6.095% due 08/25/2035 þ		399	414

CSAB Mortgage-Backed Trust
6.172% due 06/25/2036 ^þ		291	116

Dryden Euro CLO BV
0.880% due 01/15/2030 •	EUR	2,100	2,461

Fieldstone Mortgage Investment Trust
0.495% due 11/25/2036 •		$1,104	807

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •		47	47
0.388% due 10/25/2036 •		1,194	975
1.423% due 07/25/2034 •		321	321

First NLC Trust
0.288% due 08/25/2037 •		174	110
0.428% due 08/25/2037 •		116	75

GSAA Home Equity Trust
0.388% due 11/25/2036 •		14,593	7,335
0.448% due 03/25/2037 •		232	131
0.448% due 05/25/2047 •		183	142
0.488% due 09/25/2036 •		1,115	406

Home Equity Asset Trust
0.428% due 08/25/2036 •		634	626

Home Equity Mortgage Loan Asset-Backed Trust
0.288% due 11/25/2036 •		8,074	7,378
0.388% due 11/25/2036 •		1,738	1,513
0.588% due 03/25/2036 •		6,000	5,603

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		610	610

JPMorgan Mortgage Acquisition Corp.
0.488% due 02/25/2036 ^•		10,000	9,879

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •		1,139	702

Limerock CLO LLC
1.472% due 10/20/2026 •		254	253

Long Beach Mortgage Loan Trust
0.908% due 08/25/2045 •		226	225

Loomis Sayles CLO Ltd.
1.175% due 04/15/2028 •		933	926

MASTR Asset-Backed Securities Trust
0.308% due 11/25/2036 •		9,411	7,069
0.973% due 10/25/2034 •		355	349

MASTR Specialized Loan Trust
0.898% due 11/25/2035 •		3,846	3,786

Merrill Lynch Mortgage Investors Trust
0.218% due 04/25/2047 •		1,291	797
0.408% due 03/25/2037 •		1,500	1,355
0.468% due 03/25/2037 •		783	711

Monroe Capital BSL CLO Ltd.
1.376% due 05/22/2027 •		7,717	7,665

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •		$594	$361
0.248% due 09/25/2036 •		1,706	823
0.288% due 10/25/2036 •		2,178	1,350
0.368% due 10/25/2036 •		1,320	829
1.723% due 09/25/2034 •		898	897

Morgan Stanley Home Equity Loan Trust
0.498% due 04/25/2037 •		200	138

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •		261	126
5.726% due 10/25/2036 ^þ		227	100

Nassau Ltd.
2.383% due 07/20/2029 •		1,700	1,703

New Century Home Equity Loan Trust
0.478% due 02/25/2036 •		444	441
1.033% due 05/25/2034 •		6,476	6,324

Option One Mortgage Loan Trust
0.288% due 03/25/2037 •		346	315
0.368% due 01/25/2037 •		457	328

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.108% due 03/25/2035 •		14,314	14,129

Renaissance Home Equity Loan Trust
5.612% due 04/25/2037 þ		927	397

Residential Asset Securities Corp. Trust
1.243% due 03/25/2035 •		634	622

Saxon Asset Securities Trust
3.639% due 08/25/2035 þ		5	6

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		195	64
0.358% due 11/25/2036 •		26,968	11,390
0.438% due 12/25/2035 •		656	642
0.728% due 11/25/2035 •		180	179

SG Mortgage Securities Trust
0.358% due 10/25/2036 •		2,000	1,516

SMB Private Education Loan Trust
0.448% due 09/15/2054 •		5,478	5,452
2.750% due 07/15/2027		3,221	3,270

SoFi Professional Loan Program LLC
1.248% due 10/27/2036 •		1,781	1,781

Soundview Home Loan Trust
0.298% due 06/25/2037 •		3,313	2,721
0.408% due 02/25/2037 •		1,454	575

Specialty Underwriting & Residential Finance Trust
0.748% due 12/25/2036 •		574	562

START Ireland
4.089% due 03/15/2044		396	373

Structured Asset Investment Loan Trust
0.298% due 09/25/2036 •		464	452
0.308% due 05/25/2036 •		545	536
0.868% due 05/25/2035 •		625	626
0.948% due 07/25/2034 •		7,729	7,603
1.048% due 04/25/2035 •		11,000	9,983

Towd Point Mortgage Trust
1.148% due 10/25/2048 •		23,884	23,954
1.148% due 05/25/2058 •		1,193	1,195
2.900% due 10/25/2059 ~		21,475	22,778

Vendome Funding CLO DAC
1.860% due 07/20/2031 •	EUR	2,000	2,360

Venture CLO Ltd.
1.155% due 04/15/2027 •		$960	951

Total Asset-Backed Securities (Cost $233,898)			241,830

SOVEREIGN ISSUES 16.2%

Albania Government International Bond
3.500% due 06/16/2027	EUR	1,900	2,289

Angolan Government International Bond
8.000% due 11/26/2029		$3,500	2,782

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	95,411	640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$85,862	$35,847
0.125% due 07/09/2035 þ		3,241	1,219
0.125% due 07/09/2041 þ		2,490	993
1.000% due 07/09/2029		2,318	1,057

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	1,550	1,898

Brazil Government International Bond
2.875% due 06/06/2025		$1,000	1,009
3.875% due 06/12/2030		1,500	1,501
4.750% due 01/14/2050		7,101	6,914
5.000% due 01/27/2045		1,800	1,815

Chile Government International Bond
1.250% due 01/29/2040	EUR	4,530	5,353
2.450% due 01/31/2031		$600	631

Colombia Government International Bond
4.500% due 01/28/2026		10,000	11,086

Costa Rica Government International Bond
6.125% due 02/19/2031		1,000	944

Dominican Republic International Bond
4.875% due 09/23/2032		2,300	2,293
5.500% due 01/27/2025		7,000	7,464
5.875% due 04/18/2024		9,400	9,969
5.875% due 01/30/2060		4,100	3,895
5.950% due 01/25/2027		1,800	1,936
6.000% due 07/19/2028		3,400	3,667
6.400% due 06/05/2049		3,700	3,731
6.500% due 02/15/2048		1,250	1,271
6.600% due 01/28/2024		500	550
6.850% due 01/27/2045		3,000	3,174
6.875% due 01/29/2026		4,000	4,460
7.450% due 04/30/2044		800	904
10.250% due 01/11/2024	DOP	162,400	2,934
10.375% due 03/04/2022		10,400	186
10.500% due 04/07/2023		106,900	1,941
16.950% due 02/04/2022		56,400	1,088

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		$585	275
0.500% due 07/31/2030 þ		2,313	1,579
0.500% due 07/31/2035 þ		6,062	3,410
0.500% due 07/31/2040 þ		2,778	1,410

Egypt Government International Bond
4.750% due 04/11/2025	EUR	4,000	4,585
5.577% due 02/21/2023		$8,900	9,167
5.625% due 04/16/2030	EUR	7,150	7,622
6.375% due 04/11/2031		6,300	6,886
7.053% due 01/15/2032		$2,200	2,105
7.600% due 03/01/2029		200	206
7.625% due 05/29/2032		2,000	1,961

El Salvador Government International Bond
7.125% due 01/20/2050		2,000	1,572

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		8,000	7,759
3.125% due 09/30/2049		6,000	6,439
3.875% due 04/16/2050		7,000	8,574

Export-Import Bank of India
3.250% due 01/15/2030		5,000	5,056
3.875% due 03/12/2024		1,400	1,484

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		200	209

Ghana Government International Bond
6.375% due 02/11/2027		900	813
7.875% due 03/26/2027		5,280	5,039
7.875% due 02/11/2035		2,000	1,694
8.125% due 03/26/2032		1,000	880
8.750% due 03/11/2061		1,500	1,271
8.950% due 03/26/2051		2,000	1,737

Guatemala Government International Bond
4.500% due 05/03/2026		4,000	4,303
4.900% due 06/01/2030		1,400	1,554
5.375% due 04/24/2032		700	806
5.750% due 06/06/2022		15,500	16,364
6.125% due 06/01/2050		3,200	3,840

Indonesia Government International Bond
3.750% due 04/25/2022		5,000	5,214
4.750% due 01/08/2026		10,600	12,330
5.250% due 01/17/2042		8,800	11,176
6.625% due 02/17/2037		8,200	11,557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Israel Government International Bond
3.375% due 01/15/2050		$3,600	$4,002
3.800% due 05/13/2060		1,300	1,553
4.125% due 01/17/2048		800	1,016

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	3,200	3,409
5.875% due 10/17/2031		2,000	2,131

Jordan Government International Bond
5.850% due 07/07/2030		$5,100	4,964

Kazakhstan Government International Bond
1.550% due 11/09/2023	EUR	1,500	1,803
2.375% due 11/09/2028		3,200	4,075

Kenya Government International Bond
7.000% due 05/22/2027		$700	690
8.000% due 05/22/2032		2,800	2,771
8.250% due 02/28/2048		1,500	1,444

Kuwait International Government Bond
2.750% due 03/20/2022		3,715	3,822
3.500% due 03/20/2027		14,915	16,817

Mexico Government International Bond
4.500% due 01/31/2050		25,800	27,283
4.750% due 04/27/2032		1,600	1,812
4.750% due 03/08/2044		1,000	1,095
5.000% due 04/27/2051		2,000	2,239
5.750% due 10/12/2110		6,000	6,944
6.750% due 09/27/2034		400	540

Mongolia Government International Bond
5.625% due 05/01/2023		1,600	1,650

Nigeria Government International Bond
6.500% due 11/28/2027		6,900	6,593
7.143% due 02/23/2030		3,300	3,144
7.625% due 11/21/2025		6,800	7,093
7.875% due 02/16/2032		1,700	1,627

North Macedonia Government International Bond
3.675% due 06/03/2026	EUR	1,900	2,392

Oman Government International Bond
4.750% due 06/15/2026		$3,300	3,038
4.875% due 02/01/2025		2,000	1,934
5.375% due 03/08/2027		3,300	3,044
5.625% due 01/17/2028		5,000	4,616
6.000% due 08/01/2029		4,000	3,698
6.750% due 01/17/2048		6,200	5,155

Pakistan Government International Bond
6.875% due 12/05/2027		2,000	1,996

Panama Government International Bond
3.870% due 07/23/2060		700	805
6.700% due 01/26/2036		10,200	14,847
9.375% due 04/01/2029		2,100	3,234

Paraguay Government International Bond
4.950% due 04/28/2031		2,500	2,891
5.600% due 03/13/2048		2,200	2,719
6.100% due 08/11/2044		2,700	3,502

Peru Government International Bond
2.783% due 01/23/2031		900	976
5.625% due 11/18/2050		150	240
5.940% due 02/12/2029	PEN	25,250	8,237
6.350% due 08/12/2028		9,640	3,228
6.950% due 08/12/2031		21,180	7,196
8.200% due 08/12/2026		490	181
8.750% due 11/21/2033		$11,040	18,530

Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		7,300	7,594
2.800% due 06/23/2030		1,300	1,340
3.800% due 06/23/2050		1,300	1,395

Qatar Government International Bond
3.375% due 03/14/2024		1,200	1,295
3.875% due 04/23/2023		4,500	4,839
4.000% due 03/14/2029		1,200	1,405
4.400% due 04/16/2050		6,300	8,127
4.500% due 04/23/2028		3,300	3,953
4.817% due 03/14/2049		4,200	5,669
5.103% due 04/23/2048		600	836

Romania Government International Bond
3.375% due 01/28/2050	EUR	2,710	3,255
4.625% due 04/03/2049		3,220	4,612

64	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Russia Government International Bond
4.750% due 05/27/2026		$2,000	$2,297
4.875% due 09/16/2023		27,350	30,081
5.100% due 03/28/2035		8,200	10,074
5.250% due 06/23/2047		400	531
5.625% due 04/04/2042		4,000	5,357

Saudi Government International Bond
2.375% due 10/26/2021		4,480	4,562
2.500% due 02/03/2027		7,400	7,729
2.875% due 03/04/2023		3,000	3,138
3.750% due 01/21/2055		1,000	1,085
4.500% due 10/26/2046		28,500	34,293
5.000% due 04/17/2049		300	389

Senegal Government International Bond
4.750% due 03/13/2028	EUR	700	795
6.250% due 05/23/2033		$1,700	1,682

Serbia Government International Bond
1.500% due 06/26/2029	EUR	4,400	4,993
3.125% due 05/15/2027		2,900	3,640

South Africa Government International Bond
4.300% due 10/12/2028		$5,300	4,956
4.665% due 01/17/2024		12,100	12,424
4.850% due 09/30/2029		4,400	4,209
5.750% due 09/30/2049		6,300	5,363
5.875% due 06/22/2030		1,100	1,127

Sri Lanka Government International Bond
6.200% due 05/11/2027		800	552
7.850% due 03/14/2029		1,800	1,269

Turkey Government International Bond
4.250% due 03/13/2025		6,425	5,929
4.250% due 04/14/2026		8,300	7,508
5.125% due 02/17/2028		9,600	8,769
5.250% due 03/13/2030		3,000	2,679
5.600% due 11/14/2024		5,920	5,754
5.750% due 05/11/2047		4,100	3,260
6.000% due 01/14/2041		6,300	5,245
6.125% due 10/24/2028		10,600	10,109
7.375% due 02/05/2025		6,200	6,425
7.625% due 04/26/2029		6,200	6,398

Ukraine Government International Bond
4.375% due 01/27/2030	EUR	10,300	9,894
6.750% due 06/20/2026		5,300	6,064
7.750% due 09/01/2021		$9,300	9,547
7.750% due 09/01/2022		19,500	20,035
7.750% due 09/01/2023		4,200	4,283
7.750% due 09/01/2026		4,600	4,588

Uruguay Government International Bond
4.375% due 01/23/2031		880	1,049
5.100% due 06/18/2050		7,540	10,145
7.625% due 03/21/2036		1,100	1,717

Venezuela Government International Bond
7.000% due 03/31/2038 ^(d)		2,700	216
8.250% due 10/13/2024 ^(d)		2,700	216

Vietnam Government International Bond
5.500% due 03/12/2028		4,547	4,500

Total Sovereign Issues (Cost $787,244)			794,490

		SHARES
COMMON STOCKS 0.0%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (e)		228,414	229

iHeartMedia, Inc. «(e)		167	1

iHeartMedia, Inc. ‘A’ (e)		12,437	101

			331

	SHARES	MARKET VALUE (000S)
CONSUMER DISCRETIONARY 0.0%

Caesars Entertainment, Inc. (e)	4,701	$263

Urbi Desarrollos Urbanos S.A.B. de C.V. (e)	2,960	2

		265

ENERGY 0.0%

Dommo Energia S.A. (e)(j)	129,352	26

Dommo Energia S.A. «(e)(j)	1,631,876	269

Dommo Energia S.A. SP - ADR (e)	5,233	11

		306

FINANCIALS 0.0%

Hipotecaria Su Casita S.A. «(e)	157,773	0

INDUSTRIALS 0.0%

McDermott International Ltd. (e)	14,432	35

Neiman Marcus Group Ltd. LLC «(e)(j)	2,151	133

		168

UTILITIES 0.0%

Eneva S.A. (e)(j)	66,931	573

Total Common Stocks (Cost $6,163)		1,643

WARRANTS 0.0%

COMMUNICATION SERVICES 0.0%

iHeartMedia, Inc. - Exp. 05/01/2039 «	81,002	576

INFORMATION TECHNOLOGY 0.0%

Windstream Services LLC - Exp. 03/24/2021 «	50,065	683

Total Warrants (Cost $1,926)		1,259

PREFERRED SECURITIES 1.7%

BANKING & FINANCE 0.8%

AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~	900,000	316

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(j)	200,000	243

Bank of America Corp.
4.300% due 01/28/2025 •(h)	2,600,000	2,525

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(h)	490,000	521

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(h)	400,000	410

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)	4,200,000	4,311
5.375% due 06/01/2025 •(h)	1,000,000	1,086

Discover Financial Services
6.125% due 06/23/2025 •(h)	2,390,000	2,534

Dresdner Funding Trust
8.151% due 06/30/2031	870,000	1,269

Farm Credit Bank of Texas
5.700% due 09/15/2025 •(h)	3,600,000	3,789

	SHARES	MARKET VALUE (000S)

Goldman Sachs Group, Inc.
4.950% due 02/10/2025 •(h)	670,000	$671

JPMorgan Chase & Co.
4.000% due 04/01/2025 •(h)	3,380,000	3,196
4.600% due 02/01/2025 •(h)	3,200,000	3,140
5.000% due 08/01/2024 •(h)	2,430,000	2,428

Nationwide Building Society
10.250% ~(h)	17,000	3,587

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)(h)	4,447,000	6,226

Truist Financial Corp.
4.950% due 09/01/2025 •(h)	2,540,000	2,680
5.100% due 03/01/2030 •(h)	1,640,000	1,777

		40,709

INDUSTRIALS 0.0%

General Electric Co.
5.000% due 01/21/2021 •(h)	1,488,000	1,188

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(k)	1,576,079	42,636

Total Preferred Securities (Cost $83,609)		84,533

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.2%

CERTIFICATES OF DEPOSIT 0.1%

Lloyds Bank Corporate Markets PLC
0.768% (US0003M + 0.500%) due 10/26/2020 ~	$6,200	6,202

REPURCHASE AGREEMENTS (k) 0.1%
		4,047

Total Short-Term Instruments (Cost $10,247)		10,249

Total Investments in Securities (Cost $5,138,338)		5,257,668

	SHARES
INVESTMENTS IN AFFILIATES 0.7%

SHORT-TERM INSTRUMENTS 0.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.7%

PIMCO Short Asset Portfolio	3,177,625	31,818

PIMCO Short-Term Floating NAV Portfolio III	78,695	776

Total Short-Term Instruments (Cost $32,599)		32,594

Total Investments in Affiliates (Cost $32,599)		32,594

Total Investments 107.7% (Cost $5,170,937)		$5,290,262

Financial Derivative Instruments (m)(o) 0.2% (Cost or Premiums, net $27,786)		7,998

Other Assets and Liabilities, net (7.9)%		(388,179)

Net Assets 100.0%		$4,910,081

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Zero coupon security.
(g)	Security becomes interest bearing at a future date.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	09/24/2020	$42,630	$42,636	0.87%
Citigroup, Inc. 2.572% due 06/03/2031	05/26/2020	4,400	4,635	0.09
Dommo Energia S.A.	12/21/2017 - 12/03/2019	367	295	0.01
Eneva S.A.	12/21/2017	309	573	0.01
Ford Credit Canada Co. 2.710% due 02/23/2022	06/23/2020	1,309	1,358	0.03
Ford Credit Canada Co. 3.742% due 05/08/2023	06/03/2020	2,773	2,962	0.06
General Motors Co. 6.800% due 10/01/2027	05/07/2020	399	487	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	0	133	0.00

		$52,187	$53,079	1.08%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,047	U.S. Treasury Notes 1.750% due 07/31/2021	$(4,128)	$4,047	$4,047

Total Repurchase Agreements						$(4,128)	$4,047	$4,047

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BRC	0.050%	07/10/2020	TBD	(2)		$(635)	$(635)
CFR	(1.750)	06/30/2020	TBD	(2)	EUR	(1,371)	(1,599)
DEU	0.190	07/14/2020	10/14/2020			$(29,396)	(29,409)
GRE	0.170	09/29/2020	10/01/2020			(8,466)	(8,466)
IND	0.130	09/30/2020	10/01/2020			(142,238)	(142,239)
JML	0.600	07/08/2020	10/06/2020			(936)	(937)

Total Reverse Repurchase Agreements							$(183,285)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
UBS	1.660%	03/20/2020	01/29/2021	$(50,802)	$(51,261)

Total Sale-Buyback Transactions					$(51,261)

66	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BRC	$0	$(635)	$0	$(635)	$874	$239
CFR	0	(1,599)	0	(1,599)	1,665	66
DEU	0	(29,409)	0	(29,409)	29,272	(137)
FICC	4,047	0	0	4,047	(4,128)	(81)
GRE	0	(8,466)	0	(8,466)	8,444	(22)
IND	0	(142,239)	0	(142,239)	141,838	(401)
JML	0	(937)	0	(937)	1,242	305

Master Securities Forward Transaction Agreement
UBS	0	0	(51,261)	(51,261)	50,606	(655)

Total Borrowings and Other Financing Transactions	$4,047	$(183,285)	$(51,261)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(2,234)	$(2,234)
U.S. Treasury Obligations	(150,705)	(29,409)	0	0	(180,114)
Sovereign Issues	0	(937)	0	0	(937)

Total	$(150,705)	$(30,346)	$0	$(2,234)	$(183,285)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	0	0	(51,261)	(51,261)

Total	$0	$0	$0	$(51,261)	$(51,261)

Total Borrowings	$(150,705)	$(30,346)	$0	$(53,495)	$(234,546)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(234,546)

(l)	Securities with an aggregate market value of $234,234 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(246,583) at a weighted average interest rate of 0.539%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $283 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bobl December Futures	12/2020	327	$51,823	$(12)	$23	$(42)
Euro-BTP Italy Government Bond December Futures	12/2020	46	7,959	143	29	(27)
Euro-Bund 10-Year Bond December Futures	12/2020	223	45,629	71	65	(92)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	46	10,203	(30)	0	(92)

Total Futures Contracts				$172	$117	$(253)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
Atlantia SPA	1.000%	Quarterly	06/20/2025	2.692%	EUR	2,900	$(124)	$(127)	$(251)	$0	$(18)
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037		2,800	(452)	(85)	(537)	0	(13)

							$(576)	$(212)	$(788)	$0	$(31)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.EM-32 5-Year Index	1.000%	Quarterly	12/20/2024	$	18,042	$(448)	$(98)	$(546)	$6	$0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		17,670	(596)	(93)	(689)	24	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		10,400	(674)	15	(659)	21	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		186,722	10,248	(1,093)	9,155	149	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		54,824	2,651	229	2,880	66	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		241,040	11,761	336	12,097	258	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		53,400	2,083	198	2,281	100	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		98,590	1,393	(570)	823	66	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		151,800	2,185	(1,106)	1,079	59	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		21,600	521	(63)	458	15	0

						$29,124	$(2,245)	$26,879	$764	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.000%	Semi-Annual	06/17/2024	$	121,600	$(3,347)	$(264)	$(3,611)	$39	$0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	34,600	3,287	279	3,566	0	(9)
Pay(5)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025	EUR	112,400	1,798	24	1,822	2	0
Pay(5)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		38,400	2,100	86	2,186	0	(4)

							$3,838	$125	$3,963	$41	$(13)

Total Swap Agreements							$32,386	$(2,332)	$30,054	$805	$(44)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$117	$805	$922	$0	$(253)	$(44)	$(297)

(n)

Securities with an aggregate market value of $69,810 and cash of $3,381 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute

68	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	12/2020	CNH	3,965		$570	$0	$(12)

BPS	10/2020	EUR	9,430		11,170	116	(2)
	10/2020	RUB	9,196		129	11	0
	10/2020		$39,512	EUR	33,284	0	(488)

CBK	10/2020	DKK	330		$50	0	(2)
	10/2020	GBP	112,351		148,492	3,520	0
	10/2020	PEN	40,304		11,379	195	0
	10/2020		$58	DKK	368	0	0
	10/2020		466	PEN	1,647	0	(9)
	11/2020	CAD	3,116		$2,355	14	0
	12/2020	DKK	368		58	0	0
	12/2020	PEN	33,857		9,610	216	0

GLM	10/2020	RUB	2,635		36	3	0
	11/2020	DOP	368,083		6,233	0	(41)

HUS	10/2020	AUD	2,049		1,498	30	0
	10/2020		$143,455	GBP	111,510	432	0
	10/2020		10,894	PEN	38,657	0	(167)
	11/2020	GBP	110,582		$142,284	0	(429)
	12/2020	DKK	970		153	0	0
	03/2021	PEN	38,657		10,865	150	0

JPM	10/2020	DKK	153		23	0	(1)
	10/2020		$3,425	EUR	2,886	0	(42)

MYI	10/2020	AUD	1,403		$1,009	5	0
	10/2020	BRL	7,537		1,344	2	0
	10/2020	DKK	672		102	0	(4)
	10/2020		$1,336	BRL	7,537	6	0

SCX	10/2020	EUR	217,427		$260,204	5,282	0
	10/2020		$1,071	GBP	841	14	0
	11/2020	EUR	190,687		$223,755	37	0
	12/2020	IDR	1,972,692		131	0	0

SOG	10/2020	DKK	180		27	0	(1)
	11/2020	RUB	1,583		21	1	0

SSB	10/2020		$1,350	BRL	7,537	0	(8)
	11/2020	BRL	7,537		$1,349	8	0

UAG	10/2020	AUD	3,608		2,601	16	0
	10/2020		$2,986	AUD	4,239	50	0
	11/2020	AUD	4,239		$2,986	0	(50)
	11/2020	RUB	2,289		31	1	0

Total Forward Foreign Currency Contracts						$10,109	$(1,256)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	2,300	$(12)	$(18)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	11,900	(11)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	36,200	(43)	(82)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	23,500	(41)	(28)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	10,900	(19)	(31)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	9,500	(65)	(86)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	4,100	(5)	(14)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	5,700	(4)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	8,200	(17)	(34)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	13,900	(39)	(83)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	12/16/2020	10,600	$(13)	$(44)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	6,300	(14)	(12)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	7,800	(14)	(33)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	11,100	(12)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	11,100	(11)	(13)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	12,000	(13)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	12,000	(13)	(25)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	8,400	(13)	(12)

GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	3,900	(21)	(30)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	3,900	(22)	(36)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	5,400	(4)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	11,000	(9)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	4,500	(5)	(19)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	17,300	(20)	(39)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	5,300	(5)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,400	(11)	(23)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	11,000	(16)	(29)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	9,900	(16)	(20)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	5,900	(5)	0

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,500	(8)	(23)

Total Written Options						$(501)	$(771)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BPS	Mexico Government International Bond	1.000%	Quarterly	12/20/2023	0.979%	$100	$(1)	$1	$0	$0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	1,200	(19)	14	0	(5)

BRC	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.624	2,800	(151)	109	0	(42)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.820	3,500	(13)	37	24	0
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	700	(67)	38	0	(29)

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.826	400	(11)	13	2	0
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	400	(7)	(12)	0	(19)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	3,900	(40)	25	0	(15)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	11,600	46	(151)	0	(105)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	1,800	(30)	22	0	(8)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849	200	(4)	0	0	(4)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169	2,150	(83)	83	0	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	100	(3)	(1)	0	(4)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	1,100	(17)	(35)	0	(52)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	21,000	(315)	342	27	0
	Indonesia Government International Bond	1.000	Quarterly	12/20/2023	0.688	52,500	(775)	1,316	541	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	2,900	(24)	(3)	0	(27)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871	12,700	(328)	70	0	(258)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	1,200	(111)	61	0	(50)
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	10,900	81	(106)	0	(25)

HUS	Brazil Government International Bond	1.000	Quarterly	03/20/2023	1.624	50	(3)	2	0	(1)
	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	600	(21)	5	0	(16)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	5,200	(152)	(43)	0	(195)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	14,400	(232)	246	14	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	3,600	(48)	33	0	(15)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	1,900	(18)	20	2	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	300	(5)	4	0	(1)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	9,800	(64)	(28)	0	(92)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	6,500	(89)	(72)	0	(161)
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169	4,500	(147)	147	0	0

MYI	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849	300	(5)	(1)	0	(6)

NGF	Turkey Government International Bond	1.000	Quarterly	12/20/2021	4.588	600	(55)	29	0	(26)

UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	18,900	(1,385)	1,256	0	(129)

							$ (4,096)	$3,421	$610	$(1,285)

70	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(6)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$2,400	$(3)	$(31)	$0	$(34)

Total Swap Agreements								$(4,099)	$3,390	$610	$(1,319)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
BOA	$0	$0	$0	$0	$(12)	$(160)	$0	$(172)	$(172)	$0	$(172)
BPS	127	0	0	127	(490)	(227)	(5)	(722)	(595)	741	146
BRC	0	0	24	24	0	(56)	(105)	(161)	(137)	0	(137)
CBK	3,945	0	2	3,947	(11)	0	(151)	(162)	3,785	(4,399)	(614)
DUB	0	0	0	0	0	(33)	0	(33)	(33)	(20)	(53)
FBF	0	0	0	0	0	(58)	0	(58)	(58)	0	(58)
GLM	3	0	0	3	(41)	0	0	(41)	(38)	0	(38)
GST	0	0	568	568	0	(214)	(416)	(630)	(62)	0	(62)
HUS	612	0	14	626	(596)	0	(227)	(823)	(197)	0	(197)
JPM	0	0	2	2	(43)	(23)	(1)	(67)	(65)	0	(65)
MYC	0	0	0	0	0	0	(253)	(253)	(253)	243	(10)
MYI	13	0	0	13	(4)	0	(6)	(10)	3	(30)	(27)
NGF	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
SCX	5,333	0	0	5,333	0	0	0	0	5,333	(5,150)	183
SOG	1	0	0	1	(1)	0	0	(1)	0	0	0
SSB	8	0	0	8	(8)	0	0	(8)	0	0	0
UAG	67	0	0	67	(50)	0	(129)	(179)	(112)	49	(63)

Total Over the Counter	$10,109	$0	$610	$10,719	$(1,256)	$(771)	$(1,319)	$(3,346)

(p)

Securities with an aggregate market value of $1,134 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$117	$117
Swap Agreements	0	764	0	0	41	805

	$0	$764	$0	$0	$158	$922

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,109	$0	$10,109
Swap Agreements	0	610	0	0	0	610

	$0	$610	$0	$10,109	$0	$10,719

	$0	$1,374	$0	$10,109	$158	$11,641

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$253	$253
Swap Agreements	0	31	0	0	13	44

	$0	$31	$0	$0	$266	$297

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,256	$0	$1,256
Written Options	0	771	0	0	0	771
Swap Agreements	0	1,285	0	0	34	1,319

	$0	$2,056	$0	$1,256	$34	$3,346

	$0	$2,087	$0	$1,256	$300	$3,643

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3,447	$3,447
Swap Agreements	0	(45,893)	0	0	(562)	(46,455)

	$0	$(45,893)	$0	$0	$2,885	$(43,008)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,342)	$0	$(20,342)
Written Options	0	189	0	0	31	220
Swap Agreements	0	8,086	0	0	(297)	7,789

	$0	$8,275	$0	$(20,342)	$(266)	$(12,333)

	$0	$(37,618)	$0	$(20,342)	$2,619	$(55,341)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(2,731)	$(2,731)
Swap Agreements	0	77,341	0	0	3,302	80,643

	$0	$77,341	$0	$0	$571	$77,912

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$7,896	$0	$7,896
Written Options	0	1,648	0	0	0	1,648
Swap Agreements	0	2,608	0	0	3,321	5,929

	$0	$4,256	$0	$7,896	$3,321	$15,473

	$0	$81,597	$0	$7,896	$3,892	$93,385

72	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$112,270	$31,441	$143,711
Corporate Bonds & Notes
Banking & Finance	0	892,956	1,975	894,931
Industrials	0	1,107,697	2,723	1,110,420
Utilities	0	297,715	0	297,715
Convertible Bonds & Notes
Utilities	0	1,100	0	1,100
Municipal Bonds & Notes
California	0	113	0	113
Illinois	0	1,216	0	1,216
Texas	0	2,033	0	2,033
U.S. Government Agencies	0	277,273	0	277,273
U.S. Treasury Obligations	0	1,166,035	0	1,166,035
Non-Agency Mortgage-Backed Securities	0	229,117	0	229,117
Asset-Backed Securities	0	241,453	377	241,830
Sovereign Issues	0	794,490	0	794,490
Common Stocks
Communication Services	330	0	1	331
Consumer Discretionary	265	0	0	265
Energy	26	11	269	306
Industrials	35	0	133	168
Utilities	573	0	0	573
Warrants
Communication Services	0	0	576	576
Information Technology	0	0	683	683
Preferred Securities
Banking & Finance	0	40,709	0	40,709
Industrials	0	1,188	0	1,188
Utilities	0	0	42,636	42,636

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Certificates of Deposit	$0	$6,202	$0	$6,202
Repurchase Agreements	0	4,047	0	4,047

	$1,229	$5,175,625	$80,814	$5,257,668

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$32,594	$0	$0	$32,594

Total Investments	$33,823	$5,175,625	$80,814	$5,290,262

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	117	805	0	922
Over the counter	0	10,719	0	10,719

	$117	$11,524	$0	$11,641

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(253)	(44)	0	(297)
Over the counter	0	(3,346)	0	(3,346)

	$(253)	$(3,390)	$0	$(3,643)

Total Financial Derivative Instruments	$(136)	$8,134	$0	$7,998

Totals	$33,687	$5,183,759	$80,814	$5,298,260

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,852	$1,663	$(16,462)	$63	$0	$173	$0	$(3,848)	$31,441	$28
Corporate Bonds & Notes
Banking & Finance	1,986	0	0	0	0	(11)	0	0	1,975	(11)
Industrials	2,926	0	(67)	0	0	(132)	0	(4)	2,723	(122)
Asset-Backed Securities	0	0	(268)	0	1	(47)	691	0	377	(28)
Common Stocks
Communication Services	1	0	0	0	0	0	0	0	1	0
Energy	156	0	(6)	0	0	119	0	0	269	116
Financials	0	0	0	0	0	0	0	0	0	0
Industrials	0	0	0	0	0	133	0	0	133	133
Warrants
Communication Services	0	0	0	0	0	(16)	592	0	576	(16)
Information Technology	0	455	0	0	0	228	0	0	683	228
Preferred Securities
Utilities	0	42,630	0	0	0	6	0	0	42,636	6

	$54,921	$44,748	$(16,803)	$63	$1	$453	$1,283	$(3,852)	$80,814	$334

Financial Derivative Instruments - Assets
Over the counter	$7	$0	$(35)	$0	$0	$28	$0	$0	$0	$0

Totals	$54,928	$44,748	$(16,838)	$63	$1	$481	$1,283	$(3,852)	$80,814	$334

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO Diversified Income Fund (Cont.)

September 30, 2020 (Unaudited)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$5,429	Proxy Pricing	Base Price	99.870-100.750	100.172
	26,012	Third Party Vendor	Broker Quote	99.925-100.100	100.050
Corporate Bonds & Notes
Banking & Finance	1,975	Other Valuation Techniques(3)	—	—	—
Industrials	2,723	Proxy Pricing	Base Price	109.030	—
Asset-Backed Securities	377	Proxy Pricing	Base Price	100.067	—
Common Stocks
Communication Services	1	Other Valuation Techniques(3)	—	—	—
Energy	269	Other Valuation Techniques(3)	—	—	—
Financials	0	Other Valuation Techniques(3)	—	—	—
Industrials	133	Recent Transaction	Purchase Price	62.050	—
Warrants
Communication Services	576	Other Valuation Techniques(3)	—	—	—
Information Technology	683	Discounted Cash Flow	Yield	13.640	—
Preferred Securities
Utilities	42,636	Recent Transaction	Purchase Price	$27.048	—

Total	$80,814

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

74	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO ESG Income Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 2.0%

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.0%

Morgan Stanley Mortgage Loan Trust
0.468% due 06/25/2036 •	$311	$100

Total Non-Agency Mortgage-Backed Securities (Cost $100)		100

Total Investments in Securities (Cost $100)		100

Total Investments 2.0% (Cost $100)		$100

Other Assets and Liabilities, net 98.0%		4,900

Net Assets 100.0%		$5,000

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Non-Agency Mortgage-Backed Securities	$0	$100	$0	$100

Totals	$0	$100	$0	$100

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO High Yield Spectrum Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

CDRH Parent, Inc.
9.000% (LIBOR03M + 8.000%) due 07/01/2022 ~		$2,000	$285

Diamond (BC) BV
3.147% - 3.261% (LIBOR03M + 3.000%) due 09/06/2024 ~		990	929

Petco Animal Supplies, Inc.
4.250% (LIBOR03M + 3.250%) due 01/26/2023 ~		979	907

Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		980	341

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~		990	960

Valaris PLC
TBD% due 08/17/2021 «		136	136

Welbilt, Inc.
2.647% (LIBOR03M + 2.500%) due 10/23/2025 ~		750	684

Total Loan Participations and Assignments (Cost $6,415)			4,242

CORPORATE BONDS & NOTES 84.7%

BANKING & FINANCE 6.2%

Alliant Holdings Intermediate LLC
6.750% due 10/15/2027		1,000	1,051

CIT Group, Inc.
5.000% due 08/01/2023		500	520

FCE Bank PLC
1.875% due 06/24/2021	EUR	500	582

Ford Motor Credit Co. LLC
0.000% due 12/01/2021 •		1,000	1,133
0.000% due 12/07/2022 •		1,000	1,106
0.223% due 12/01/2024 •		1,500	1,539
4.063% due 11/01/2024		$500	500
4.125% due 08/17/2027		500	487
5.125% due 06/16/2025		500	516
5.584% due 03/18/2024		1,000	1,042
5.596% due 01/07/2022		500	513

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		1,000	1,013

Howard Hughes Corp.
5.375% due 08/01/2028		375	375

HUB International Ltd.
7.000% due 05/01/2026		1,000	1,037

Intesa Sanpaolo SpA
6.250% due 05/16/2024 •(g)(i)	EUR	1,000	1,173
7.700% due 09/17/2025 •(g)(i)		$1,000	1,050

Intrum AB
4.875% due 08/15/2025	EUR	1,000	1,155

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(g)(i)		$2,000	2,102

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		1,000	1,022

NFP Corp.
6.875% due 08/15/2028		500	506

OneMain Finance Corp.
5.375% due 11/15/2029		750	782
7.125% due 03/15/2026		500	559
7.750% due 10/01/2021		1,025	1,074

Park Intermediate Holdings LLC
5.875% due 10/01/2028		500	503

Quicken Loans LLC
3.625% due 03/01/2029		1,000	993

USI, Inc.
6.875% due 05/01/2025		1,500	1,523

VICI Properties LP
4.125% due 08/15/2030		1,000	986

			24,842

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDUSTRIALS 73.0%

24 Hour Fitness Worldwide, Inc.
8.000% due 06/01/2022 ^(c)		$1,500	$5

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028		750	773

AdaptHealth LLC
6.125% due 08/01/2028		275	285

Adient Global Holdings Ltd.
3.500% due 08/15/2024	EUR	500	542
4.875% due 08/15/2026		$1,000	954

ADT Security Corp.
4.875% due 07/15/2032		500	506

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		2,000	2,007

Air Methods Corp.
8.000% due 05/15/2025		250	197

Albertsons Cos., Inc.
3.500% due 03/15/2029		500	486
4.875% due 02/15/2030		500	522
5.875% due 02/15/2028		750	802

Altice Financing S.A.
3.000% due 01/15/2028	EUR	1,000	1,092
7.500% due 05/15/2026		$500	530

Altice France Holding S.A.
4.000% due 02/15/2028	EUR	1,500	1,607
6.000% due 02/15/2028		$1,000	956
8.000% due 05/15/2027	EUR	500	623
10.500% due 05/15/2027		$500	557

Altice France S.A.
5.500% due 01/15/2028		500	507
7.375% due 05/01/2026		1,000	1,049
8.125% due 02/01/2027		750	818

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		1,000	1,018

Apache Corp.
4.625% due 11/15/2025		250	239
4.875% due 11/15/2027		250	237

Aramark Services, Inc.
5.000% due 04/01/2025		1,000	1,017

Ardagh Packaging Finance PLC
4.125% due 08/15/2026		500	508
5.250% due 08/15/2027		1,000	1,020

Ascend Learning LLC
6.875% due 08/01/2025		2,000	2,064

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026		500	384

Ashland Services BV
2.000% due 01/30/2028	EUR	1,000	1,120

Associated Materials LLC
9.000% due 09/01/2025		$868	909

Atotech Alpha BV
6.250% due 02/01/2025		500	509

Atotech Alpha BV (8.750% Cash or 9.500% PIK)
8.750% due 06/01/2023 (b)		1,000	1,011

Avantor Funding, Inc.
3.875% due 07/15/2028	EUR	500	602
4.625% due 07/15/2028		$250	260

Avantor, Inc.
4.750% due 10/01/2024	EUR	1,000	1,217

B.C. Unlimited Liability Co.
3.875% due 01/15/2028		$1,000	1,020
4.000% due 10/15/2030 (a)		625	631
5.000% due 10/15/2025		1,000	1,027

Ball Corp.
2.875% due 08/15/2030		1,000	990

Banijay Group S.A.S.
6.500% due 03/01/2026	EUR	1,000	1,142

Bausch Health Cos., Inc.
5.250% due 01/30/2030		$750	740
5.500% due 11/01/2025		1,000	1,025
7.000% due 01/15/2028		1,000	1,059
7.250% due 05/30/2029		1,000	1,078
9.000% due 12/15/2025		1,000	1,090

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BCD Acquisition, Inc.
9.625% due 09/15/2023		$500	$499

Beacon Roofing Supply, Inc.
4.875% due 11/01/2025		2,250	2,209

Berry Global, Inc.
1.500% due 01/15/2027	EUR	1,000	1,135

Black Knight InfoServ LLC
3.625% due 09/01/2028		$250	253

Bombardier, Inc.
7.500% due 12/01/2024		1,000	770
7.500% due 03/15/2025		1,000	752
8.750% due 12/01/2021		1,000	1,015

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	500	607
7.125% due 10/02/2025		$250	267
9.125% due 03/01/2026		250	266

Brand Industrial Services, Inc.
8.500% due 07/15/2025		1,000	947

Buckeye Partners LP
4.125% due 03/01/2025		375	359
4.500% due 03/01/2028		250	242

Builders FirstSource, Inc.
5.000% due 03/01/2030		500	518

BY Crown Parent LLC
4.250% due 01/31/2026		375	382

Cablevision Lightpath LLC
3.875% due 09/15/2027		500	501
5.625% due 09/15/2028		375	382

Caesars Entertainment, Inc.
6.250% due 07/01/2025		250	261
8.125% due 07/01/2027		1,000	1,061

Caesars Resort Collection LLC
5.250% due 10/15/2025		1,500	1,453

Callon Petroleum Co.
6.375% due 07/01/2026		1,000	249

Camelot Finance S.A.
4.500% due 11/01/2026		1,000	1,025

Carnival PLC
1.000% due 10/28/2029	EUR	1,000	743

Catalent Pharma Solutions, Inc.
2.375% due 03/01/2028		1,000	1,131

CCO Holdings LLC
4.500% due 08/15/2030		$1,000	1,051
5.125% due 05/01/2027		250	263
5.750% due 02/15/2026		3,000	3,124

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025		250	264

Cellnex Telecom S.A.
1.000% due 04/20/2027	EUR	500	581

Cenovus Energy, Inc.
5.250% due 06/15/2037		$375	326
5.375% due 07/15/2025		250	241
6.750% due 11/15/2039		500	502

Centene Corp.
3.375% due 02/15/2030		250	260
4.625% due 12/15/2029		1,000	1,080

Centennial Resource Production LLC
5.375% due 01/15/2026		1,000	403

CeramTec BondCo GmbH
5.250% due 12/15/2025	EUR	3,000	3,378

CF Industries, Inc.
5.150% due 03/15/2034		$1,500	1,776

Chemours Co.
5.375% due 05/15/2027		500	499

Cheniere Energy Partners LP
4.500% due 10/01/2029		1,000	1,027
5.250% due 10/01/2025		1,000	1,024
5.625% due 10/01/2026		500	521

Cheniere Energy, Inc.
4.625% due 10/15/2028		625	643

Chobani LLC
7.500% due 04/15/2025		1,000	1,037

76	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cirsa Finance International SARL
4.750% due 05/22/2025	EUR	500	$511
6.250% due 12/20/2023		500	537

Clarios Global LP
4.375% due 05/15/2026		1,500	1,770
8.500% due 05/15/2027		$500	520

Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024		1,000	972

Colfax Corp.
6.000% due 02/15/2024		500	521

CommScope Technologies LLC
6.000% due 06/15/2025		700	710

CommScope, Inc.
6.000% due 03/01/2026		500	522
7.125% due 07/01/2028		500	514
8.250% due 03/01/2027		575	599

Community Health Systems, Inc.
6.250% due 03/31/2023		1,000	979
6.875% due 02/01/2022		500	447
8.000% due 03/15/2026		500	491
8.125% due 06/30/2024		750	549
8.625% due 01/15/2024		750	748

Comstock Resources, Inc.
7.500% due 05/15/2025		500	479

Continental Resources, Inc.
3.800% due 06/01/2024		500	465
4.375% due 01/15/2028		500	433

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)		1,000	1,011

Core & Main LP
6.125% due 08/15/2025		2,500	2,537

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029		625	633
8.000% due 04/15/2026		2,000	2,105

Coty, Inc.
6.500% due 04/15/2026		1,000	787

CSC Holdings LLC
5.750% due 01/15/2030		1,000	1,064
5.875% due 09/15/2022		1,000	1,059
6.500% due 02/01/2029		1,000	1,117

DaVita, Inc.
3.750% due 02/15/2031		500	483
4.625% due 06/01/2030		500	514

DCP Midstream Operating LP
5.375% due 07/15/2025		500	517
5.625% due 07/15/2027		500	512

Dealer Tire LLC
8.000% due 02/01/2028		500	511

Dell, Inc.
7.100% due 04/15/2028		1,000	1,221

Diamond BC BV
5.625% due 08/15/2025	EUR	1,500	1,727

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025 ^(c)		$500	48

Diamond Sports Group LLC
5.375% due 08/15/2026		1,000	710
6.625% due 08/15/2027		500	261

Digicel Group Ltd. (5.000% Cash and 3.000% PIK)
8.000% due 04/01/2025 (b)		154	55

DISH DBS Corp.
5.875% due 07/15/2022		500	520
5.875% due 11/15/2024		500	516
7.750% due 07/01/2026		750	825

DKT Finance ApS
7.000% due 06/17/2023	EUR	1,000	1,187

Dun & Bradstreet Corp.
6.875% due 08/15/2026		$599	644
10.250% due 02/15/2027		1,050	1,192

Edgewell Personal Care Co.
5.500% due 06/01/2028		500	527

Element Solutions, Inc.
3.875% due 09/01/2028		500	492

Endo Dac
6.000% due 06/30/2028		982	723
9.500% due 07/31/2027		706	739

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Energizer Holdings, Inc.
4.375% due 03/31/2029		$375	$380
4.750% due 06/15/2028		1,000	1,036

Envision Healthcare Corp.
8.750% due 10/15/2026		1,250	579

EQM Midstream Partners LP
4.000% due 08/01/2024		1,000	981

EQT Corp.
3.000% due 10/01/2022		500	491
7.875% due 02/01/2025		250	277

F-Brasile SpA
7.375% due 08/15/2026		1,000	850

Flex Acquisition Co., Inc.
6.875% due 01/15/2025		1,000	1,002
7.875% due 07/15/2026		1,500	1,519

Freeport-McMoRan, Inc.
4.125% due 03/01/2028		500	507
4.625% due 08/01/2030		500	527
5.400% due 11/14/2034		1,750	1,939

Gap, Inc.
8.625% due 05/15/2025		500	548
8.875% due 05/15/2027		750	854

GCP Applied Technologies, Inc.
5.500% due 04/15/2026		1,000	1,024

Getty Images, Inc.
9.750% due 03/01/2027		1,000	979

GFL Environmental, Inc.
5.125% due 12/15/2026		1,000	1,041
7.000% due 06/01/2026		300	317

Global Marine, Inc.
7.000% due 06/01/2028		1,000	180

Global Medical Response, Inc.
6.500% due 10/01/2025 (a)		750	745

Golden Nugget, Inc.
6.750% due 10/15/2024		500	418

Graham Packaging Co., Inc.
7.125% due 08/15/2028		1,000	1,043

Griffon Corp.
5.750% due 03/01/2028		500	523

Grifols S.A.
2.250% due 11/15/2027	EUR	1,000	1,168

Gulfport Energy Corp.
6.375% due 05/15/2025		$250	153
6.625% due 05/01/2023		250	157

H-Food Holdings LLC
8.500% due 06/01/2026		2,000	1,962

Hadrian Merger Sub, Inc.
8.500% due 05/01/2026		1,000	999

Hanesbrands, Inc.
5.375% due 05/15/2025		750	796

HCA, Inc.
3.500% due 09/01/2030		750	765
5.375% due 02/01/2025		1,250	1,371

High Ridge Brands Co.
8.875% due 03/15/2025 ^(c)		1,750	44

Hilton Domestic Operating Co., Inc.
5.125% due 05/01/2026		1,000	1,030

Howmet Aerospace, Inc.
5.950% due 02/01/2037		1,000	1,075

iHeartCommunications, Inc.
4.750% due 01/15/2028		1,000	944
6.375% due 05/01/2026		250	261
8.375% due 05/01/2027		1,000	987

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)		250	254

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	534

Indigo Natural Resources LLC
6.875% due 02/15/2026		1,000	976

Innophos Holdings, Inc.
9.375% due 02/15/2028		500	533

Installed Building Products, Inc.
5.750% due 02/01/2028		1,000	1,056

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		$500	$315
8.500% due 10/15/2024 ^(c)		500	324
9.750% due 07/15/2025 ^(c)		1,000	657

International Game Technology PLC
3.500% due 07/15/2024	EUR	500	581
5.250% due 01/15/2029		$750	760
6.250% due 02/15/2022		575	588

IQVIA, Inc.
2.250% due 01/15/2028	EUR	1,500	1,725
2.875% due 06/15/2028		500	595
5.000% due 10/15/2026		$1,000	1,047

IRB Holding Corp.
6.750% due 02/15/2026		1,000	1,002
7.000% due 06/15/2025		500	534

Jagged Peak Energy LLC
5.875% due 05/01/2026		1,000	998

Jaguar Holding Co.
4.625% due 06/15/2025		500	516
5.000% due 06/15/2028		500	522

JELD-WEN, Inc.
4.875% due 12/15/2027		1,000	1,023

KFC Holding Co.
5.250% due 06/01/2026		1,000	1,041

Kraft Heinz Foods Co.
4.250% due 03/01/2031		500	550
4.875% due 10/01/2049		250	264
5.000% due 07/15/2035		1,000	1,153
5.000% due 06/04/2042		1,500	1,643
5.200% due 07/15/2045		1,250	1,368
5.500% due 06/01/2050		250	287

Kronos Acquisition Holdings, Inc.
9.000% due 08/15/2023		1,250	1,270

L Brands, Inc.
6.875% due 11/01/2035		1,000	987
6.950% due 03/01/2033		250	223
9.375% due 07/01/2025		250	287

La Financiere Atalian SASU
5.125% due 05/15/2025	EUR	750	750

LABL Escrow Issuer LLC
6.750% due 07/15/2026		$1,000	1,057
10.500% due 07/15/2027		500	533

Lamb Weston Holdings, Inc.
4.875% due 11/01/2026		1,125	1,175

LifePoint Health, Inc.
4.375% due 02/15/2027		250	251

Logan Merger Sub, Inc.
5.500% due 09/01/2027		375	381

Manitowoc Co., Inc.
9.000% due 04/01/2026		1,000	1,035

Mattel, Inc.
6.750% due 12/31/2025		1,250	1,320

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024		500	503
7.250% due 04/15/2025		1,000	942

MEG Energy Corp.
7.125% due 02/01/2027		750	674

Merlin Entertainments Ltd.
5.750% due 06/15/2026		1,750	1,673

MGM Resorts International
5.750% due 06/15/2025		657	690
6.000% due 03/15/2023		500	520

Motion Bondco DAC
6.625% due 11/15/2027		500	435

MPH Acquisition Holdings LLC
7.125% due 06/01/2024		1,500	1,543

MSCI, Inc.
4.000% due 11/15/2029		1,000	1,052

Nabors Industries, Inc.
5.750% due 02/01/2025		1,000	341

Netflix, Inc.
3.625% due 06/15/2030	EUR	1,000	1,274
4.375% due 11/15/2026		$250	273
4.875% due 04/15/2028		500	560

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 11/15/2028		$1,000	$1,195
6.375% due 05/15/2029		500	616

NEW Look Financing PLC (8.000% Cash and 4.000% PIK)
12.000% due 05/03/2024 (b)	GBP	74	7

Newell Brands, Inc.
4.875% due 06/01/2025		$500	540

Nexstar Broadcasting, Inc.
5.625% due 07/15/2027		1,000	1,051

Nidda BondCo GmbH
5.000% due 09/30/2025	EUR	2,000	2,292

Nidda Healthcare Holding GmbH
3.500% due 09/30/2024		1,750	2,008

Nielsen Finance LLC
5.625% due 10/01/2028		$250	258
5.875% due 10/01/2030		250	259

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(c)		750	184

Nouryon Holding BV
6.500% due 10/01/2026	EUR	500	608
8.000% due 10/01/2026		$1,000	1,062

Novelis Corp.
4.750% due 01/30/2030		500	489
5.875% due 09/30/2026		1,000	1,029

NuStar Logistics LP
5.750% due 10/01/2025		250	259
6.375% due 10/01/2030		250	260

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~		2,000	1,781
2.900% due 08/15/2024		500	425
4.400% due 08/15/2049		250	176
4.625% due 06/15/2045		500	363
5.550% due 03/15/2026		500	454
5.875% due 09/01/2025		250	230
6.450% due 09/15/2036		500	426
6.600% due 03/15/2046		250	216
6.625% due 09/01/2030		500	462
8.875% due 07/15/2030		375	387

ON Semiconductor Corp.
3.875% due 09/01/2028		500	508

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		3,250	3,386
7.375% due 06/01/2025		500	508

Pacific Drilling SA
8.375% due 10/01/2023		750	122

Pactiv LLC
7.950% due 12/15/2025		1,000	1,094

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		310	325

PDC Energy, Inc.
5.750% due 05/15/2026		1,000	935

PennyMac Financial Services, Inc.
5.375% due 10/15/2025		1,000	1,014

Performance Food Group, Inc.
5.500% due 06/01/2024		125	125
5.500% due 10/15/2027		125	129

PetSmart, Inc.
5.875% due 06/01/2025		835	857
7.125% due 03/15/2023		2,000	2,020

Picasso Finance Sub, Inc.
6.125% due 06/15/2025		250	270

Pike Corp.
5.500% due 09/01/2028		625	631

PM General Purchaser LLC
9.500% due 10/01/2028 (a)		500	520

Polaris Intermediate Corp. (8.500% Cash or 9.250% PIK)
8.500% due 12/01/2022 (b)		500	509

Post Holdings, Inc.
4.625% due 04/15/2030		500	515
5.000% due 08/15/2026		1,000	1,027
5.625% due 01/15/2028		1,000	1,061

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Prime Security Services Borrower LLC
5.250% due 04/15/2024		$1,000	$1,049
6.250% due 01/15/2028		500	507

Qorvo, Inc.
3.375% due 04/01/2031		1,000	1,019

Radiate Holdco LLC
4.500% due 09/15/2026		750	753
6.500% due 09/15/2028		1,000	1,028

Radiology Partners, Inc.
9.250% due 02/01/2028		500	521

Refinitiv U.S. Holdings, Inc.
6.875% due 11/15/2026	EUR	1,000	1,271
8.250% due 11/15/2026		$1,000	1,097

RegionalCare Hospital Partners Holdings, Inc.
9.750% due 12/01/2026		1,000	1,065

Revlon Consumer Products Corp.
6.250% due 08/01/2024		1,000	148

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (a)		875	882

Rite Aid Corp.
7.500% due 07/01/2025		500	493
8.000% due 11/15/2026		250	250

Rockies Express Pipeline LLC
4.800% due 05/15/2030		750	738

Rolls-Royce PLC
0.875% due 05/09/2024	EUR	500	511

Scientific Games International, Inc.
7.250% due 11/15/2029		$1,250	1,271

Select Medical Corp.
6.250% due 08/15/2026		125	130

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		750	787

Sensata Technologies, Inc.
3.750% due 02/15/2031		1,000	996

ServiceMaster Co. LLC
7.450% due 08/15/2027		1,000	1,095

Sigma Holdco BV
5.750% due 05/15/2026	EUR	1,000	1,160
7.875% due 05/15/2026		$1,200	1,224

Simmons Foods, Inc.
5.750% due 11/01/2024		1,000	1,004

Sirius XM Radio, Inc.
4.125% due 07/01/2030		1,000	1,026

Southwestern Energy Co.
7.500% due 04/01/2026		500	490

Spectrum Brands, Inc.
4.000% due 10/01/2026	EUR	1,000	1,206

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		$375	334

SPX FLOW, Inc.
5.875% due 08/15/2026		1,000	1,043

Standard Industries, Inc.
3.375% due 01/15/2031		1,000	989
5.000% due 02/15/2027		1,000	1,043

Staples, Inc.
7.500% due 04/15/2026		1,000	923
10.750% due 04/15/2027 (l)		750	602

Summer BC Holdco A SARL
9.250% due 10/31/2027	EUR	901	985

Summer BC Holdco B SARL
5.750% due 10/31/2026		250	289

Surgery Center Holdings, Inc.
10.000% due 04/15/2027		$1,000	1,067

Synthomer PLC
3.875% due 07/01/2025	EUR	500	599

T-Mobile USA, Inc.
4.750% due 02/01/2028		$1,000	1,071
6.500% due 01/15/2026		1,000	1,046

Team Health Holdings, Inc.
6.375% due 02/01/2025		1,500	1,035

Techem Verwaltungsgesellschaft mbH
2.000% due 07/15/2025	EUR	500	561
6.000% due 07/30/2026		1,000	1,200

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

TEGNA, Inc.
5.000% due 09/15/2029		$1,000	$988
5.500% due 09/15/2024		1,000	1,020

Teleflex, Inc.
4.250% due 06/01/2028		1,000	1,036

Tempo Acquisition LLC
6.750% due 06/01/2025		1,500	1,534

Tenet Healthcare Corp.
5.125% due 05/01/2025		500	501
6.125% due 10/01/2028		1,000	976
6.750% due 06/15/2023		1,000	1,051
6.875% due 11/15/2031		1,000	984
8.125% due 04/01/2022		1,000	1,112

Teva Pharmaceutical Finance Netherlands BV
1.875% due 03/31/2027	EUR	500	495
4.100% due 10/01/2046		$1,000	834

TransDigm, Inc.
5.500% due 11/15/2027		2,000	1,926
6.500% due 07/15/2024		500	500

Transocean Guardian Ltd.
5.875% due 01/15/2024		585	380

Transocean, Inc.
7.250% due 11/01/2025		1,000	285
7.500% due 04/15/2031		1,000	140

Trident TPI Holdings, Inc.
9.250% due 08/01/2024		1,000	1,064

TripAdvisor, Inc.
7.000% due 07/15/2025		250	261

Triumph Group, Inc.
5.250% due 06/01/2022		1,000	822
7.750% due 08/15/2025		500	323
8.875% due 06/01/2024		375	400

U.S. Foods, Inc.
5.875% due 06/15/2024		1,000	1,009
6.250% due 04/15/2025		375	398

U.S. Renal Care, Inc.
10.625% due 07/15/2027		1,500	1,594

Uber Technologies, Inc.
7.500% due 05/15/2025		750	801

Univision Communications, Inc.
5.125% due 02/15/2025		1,500	1,424

Valaris PLC
4.875% due 06/01/2022 ^(c)		500	46
5.850% due 01/15/2044 ^(c)		250	20

Veritas US, Inc.
7.500% due 09/01/2025		375	387

Vertical Holdco GmbH
7.625% due 07/15/2028		500	529

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027		500	521

Viking Cruises Ltd.
5.875% due 09/15/2027		1,000	779
13.000% due 05/15/2025		250	290

Virgin Media Finance PLC
3.750% due 07/15/2030	EUR	1,000	1,125
5.000% due 07/15/2030		$1,000	996

Virgin Media Secured Finance PLC
4.500% due 08/15/2030		1,000	1,028

Vmed O2 UK Financing PLC
3.250% due 01/31/2031	EUR	1,000	1,168

VOC Escrow Ltd.
5.000% due 02/15/2028		$500	444

Waste Pro USA, Inc.
5.500% due 02/15/2026		1,000	1,015

WESCO Distribution, Inc.
7.125% due 06/15/2025		500	545
7.250% due 06/15/2028		750	823

West Street Merger Sub, Inc.
6.375% due 09/01/2025		2,000	2,045

Western Midstream Operating LP
5.050% due 02/01/2030		1,325	1,294
6.250% due 02/01/2050		1,250	1,160

Williams Scotsman International, Inc.
4.625% due 08/15/2028		250	251

78	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

WMG Acquisition Corp.
3.000% due 02/15/2031		$1,000	$975
3.875% due 07/15/2030		500	516

WPX Energy, Inc.
4.500% due 01/15/2030		500	495
5.250% due 10/15/2027		500	508
5.875% due 06/15/2028		500	523

Wyndham Destinations, Inc.
6.625% due 07/31/2026		750	787

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028		500	486

Wynn Las Vegas LLC
5.250% due 05/15/2027		1,000	939

XPO Logistics, Inc.
6.250% due 05/01/2025		1,000	1,067

Yum Brands, Inc.
3.625% due 03/15/2031		500	501

Yum! Brands, Inc.
6.875% due 11/15/2037		1,000	1,204

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		250	246
6.125% due 03/01/2028		1,000	1,032

Ziggo Bond Co. BV
6.000% due 01/15/2027		1,500	1,554

Ziggo BV
4.875% due 01/15/2030		500	518
5.500% due 01/15/2027		899	943

			293,552

UTILITIES 5.5%

Calpine Corp.
4.500% due 02/15/2028		500	513
5.000% due 02/01/2031		500	511
5.125% due 03/15/2028		750	777

CenturyLink, Inc.
6.450% due 06/15/2021		1,000	1,027

CrownRock LP
5.625% due 10/15/2025		1,000	945

Endeavor Energy Resources LP
5.500% due 01/30/2026		1,000	994
5.750% due 01/30/2028		1,000	1,007
6.625% due 07/15/2025		250	257

Frontier Communications Corp.
8.000% due 04/01/2027		500	499

Genesis Energy LP
7.750% due 02/01/2028		500	435

Great Western Petroleum LLC
9.000% due 09/30/2021		500	296

Jonah Energy LLC
7.250% due 10/15/2025		500	58

Lorca Telecom Bondco S.A.U.
4.000% due 09/18/2027	EUR	500	598

NRG Energy, Inc.
6.625% due 01/15/2027		$500	529

Parsley Energy LLC
5.250% due 08/15/2025		1,000	992

PG&E Corp.
5.000% due 07/01/2028		250	243
5.250% due 07/01/2030		250	242

Sprint Capital Corp.
8.750% due 03/15/2032		1,500	2,197

Sprint Corp.
7.625% due 02/15/2025		1,500	1,758
7.875% due 09/15/2023		1,000	1,148

Talen Energy Supply LLC
7.250% due 05/15/2027		750	749

Tallgrass Energy Partners LP
5.500% due 09/15/2024		1,000	943

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Targa Resources Partners LP
4.875% due 02/01/2031	$500	$485
5.875% due 04/15/2026	1,500	1,543
6.875% due 01/15/2029	625	672

Telecom Italia Capital S.A.
6.375% due 11/15/2033	1,000	1,188

Telecom Italia SpA
5.303% due 05/30/2024	500	544

TerraForm Power Operating LLC
5.000% due 01/31/2028	1,000	1,097

		22,247

Total Corporate Bonds & Notes (Cost $343,573)		340,641

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

CHC Group LLC
0.000% due 10/01/2020 (f)(j)	538	108

Total Convertible Bonds & Notes (Cost $538)		108

	SHARES
COMMON STOCKS 0.6%

COMMUNICATION SERVICES 0.0%

Clear Channel Outdoor Holdings, Inc. (d)	51,501	52

iHeartMedia, Inc. «(d)	38	0

iHeartMedia, Inc. ‘A’ (d)	2,804	23

		75

CONSUMER DISCRETIONARY 0.0%

Desarrolladora Homex S.A.B. de C.V. (d)	294,527	1

New Look Retails Holdings Ltd. «(d)(j)	2,502,987	0

		1

ENERGY 0.0%

CHC Group LLC (d)	10,468	0

FINANCIALS 0.5%

Associated Materials Group, Inc «(d)(j)	331,570	2,105

DB Investors, Inc. «(d)(h)(j)	13	0

		2,105

HEALTH CARE 0.0%

Advanz Pharma Corp. Ltd.(d)	5,394	27

MATERIALS 0.1%

Hexion Holdings Corp. (d)(j)	13,610	140

Total Common Stocks (Cost $6,332)		2,348

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039 «	18,264	130

	SHARES	MARKET VALUE (000S)
FINANCIALS 0.0%

DB Investors, Inc. - Exp. 01/18/2024 «(h)(j)	50	$0

Total Warrants (Cost $441)		130

PREFERRED SECURITIES 0.7%

INDUSTRIALS 0.7%

Sequa Corp. (12.000% PIK)
12.000% «(b)	3,295	2,723

Total Preferred Securities (Cost $2,318)		2,723

SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (k) 0.1%
		582

	PRINCIPAL AMOUNT (000s)
SHORT-TERM NOTES 0.0%

Digicel Group Ltd. (5.000% Cash and 2.000% PIK)
7.000% due 10/16/2020 (b)(g)	$230	30

U.S. TREASURY BILLS 0.3%
0.103% due 10/15/2020 - 10/22/2020 (e)(f)(n)	1,110	1,110

Total Short-Term Instruments (Cost $1,712)		1,722

Total Investments in Securities (Cost $361,329)		351,914

	SHARES
INVESTMENTS IN AFFILIATES 11.7%

SHORT-TERM INSTRUMENTS 11.7%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 11.7%

PIMCO Short-Term Floating NAV Portfolio III	4,778,627	47,122

Total Short-Term Instruments (Cost $47,025)		47,122

Total Investments in Affiliates (Cost $47,025)		47,122

Total Investments 99.3% (Cost $408,354)		$399,036

Financial Derivative Instruments (m)(o) 0.3% (Cost or Premiums, net $585)		1,259

Other Assets and Liabilities, net 0.4%		1,752

Net Assets 100.0%		$402,047

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Institutional Class Shares of each Fund.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc	08/24/2020	$2,105	$2,105	0.52%
CHC Group LLC 0.000% due 10/01/2020	02/02/2017	538	108	0.03
DB Investors, Inc.	06/28/2019	0	0	0.00
DB Investors, Inc. - Exp. 01/18/2024	06/28/2019	0	0	0.00
Hexion Holdings Corp.	01/05/2017	394	140	0.04
New Look Retails Holdings Ltd.	05/02/2019	85	0	0.00

		$3,122	$2,353	0.59%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$582	U.S. Treasury Notes 1.750% due 07/31/2021	$(594)	$582	$582

Total Repurchase Agreements						$(594)	$582	$582

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	0.900%	08/11/2020	TBD	(2)	$(364)	$(364)

Total Reverse Repurchase Agreements						$(364)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(364)	$0	$(364)	$602	$238
FICC	582	0	0	582	(594)	(12)

Total Borrowings and Other Financing Transactions	$582	$(364)	$0

80	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(364)	$(364)

Total Borrowings	$0	$0	$0	$(364)	$(364)

Payable for reverse repurchase agreements					$(364)

(l)	Securities with an aggregate market value of $602 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(570) at a weighted average interest rate of 1.311%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025	$13,800	$599	$94	$693	$15	$0

Total Swap Agreements					$599	$94	$693	$15	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$15	$15	$0	$0	$0	$0

(n)

Securities with an aggregate market value of $601 and cash of $1,343 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	EUR	2,689		$3,184	$32	$(1)

JPM	10/2020		419		490	0	(1)
	10/2020		$1,187	EUR	1,000	0	(14)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received	Unrealized Appreciation/ (Depreciation)
					Asset	Liability
SCX	10/2020	EUR	41,464	$49,621	$1,007	$0
	11/2020		43,571	51,127	9	0

SSB	10/2020	GBP	218	290	8	0

Total Forward Foreign Currency Contracts					$1,056	$(16)

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.225% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$7,500	$(2)	$(7)	$0	$(9)
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	7,500	(12)	228	259	(43)

MYC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	10,000	0	(3)	0	(3)

Total Swap Agreements								$(14)	$218	$259	$(55)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BPS	$32	$0	$0	$32	$(1)	$0	$0	$(1)	$31	$0	$31
BRC	0	0	259	259	0	0	(52)	(52)	207	(280)	(73)
JPM	0	0	0	0	(15)	0	0	(15)	(15)	0	(15)
MYC	0	0	0	0	0	0	(3)	(3)	(3)	0	(3)
SCX	1,016	0	0	1,016	0	0	0	0	1,016	(980)	36
SSB	8	0	0	8	0	0	0	0	8	0	8

Total Over the Counter	$1,056	$0	$259	$1,315	$(16)	$0	$(55)	$(71)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$15	$0	$0	$0	$15

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,056	$0	$1,056
Swap Agreements	0	0	0	0	259	259

	$0	$0	$0	$1,056	$259	$1,315

	$0	$15	$0	$1,056	$259	$1,330

82	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16	$0	$16
Swap Agreements	0	0	0	0	55	55

	$0	$0	$0	$16	$55	$71

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(986)	$0	$0	$2	$(984)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,218)	$0	$(2,218)
Swap Agreements	0	0	0	0	(33)	(33)

	$0	$0	$0	$(2,218)	$(33)	$(2,251)

	$0	$(986)	$0	$(2,218)	$(31)	$(3,235)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,414	$0	$0	$0	$1,414

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,388	$0	$1,388
Swap Agreements	0	0	0	0	591	591

	$0	$0	$0	$1,388	$591	$1,979

	$0	$1,414	$0	$1,388	$591	$3,393

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$4,106	$136	$4,242
Corporate Bonds & Notes
Banking & Finance	0	24,842	0	24,842
Industrials	0	293,552	0	293,552
Utilities	0	22,247	0	22,247
Convertible Bonds & Notes
Utilities	0	108	0	108
Common Stocks
Communication Services	75	0	0	75
Consumer Discretionary	1	0	0	1
Financials	0	0	2,105	2,105
Health Care	27	0	0	27
Materials	140	0	0	140
Warrants
Communication Services	0	0	130	130
Preferred Securities
Industrials	0	0	2,723	2,723
Short-Term Instruments
Repurchase Agreements	0	582	0	582
Short-Term Notes	0	30	0	30
U.S. Treasury Bills	0	1,110	0	1,110

	$243	$346,577	$5,094	$351,914

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$47,122	$0	$0	$47,122

Total Investments	$47,365	$346,577	$5,094	$399,036

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	15	0	15
Over the counter	0	1,315	0	1,315

	$0	$1,330	$0	$1,330

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(71)	$0	$(71)

Total Financial Derivative Instruments	$0	$1,259	$0	$1,259

Totals	$47,365	$347,836	$5,094	$400,295

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO High Yield Spectrum Fund (Cont.)

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$910	$136	$0	$0	$0	$0	$0	$(910)	$136	$0
Common Stocks
Consumer Discretionary	50	0	0	0	0	(50)	0	0	0	(50)
Financials	2	2,105	(6)	0	0	4	0	0	2,105	(2)
Health Care	0	0	0	0	(697)	697	0	0	0	0
Warrants
Communication Services	0	0	0	0	0	(4)	134	0	130	(4)
Preferred Securities
Industrials	1,361	112	0	0	(325)	1,575	0	0	2,723	1,251

Totals	$2,323	$2,353	$(6)	$0	$(1,022)	$2,222	$134	$(910)	$5,094	$1,195

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$136	Proxy Pricing	Base Price	100.000	—
Common Stocks
Consumer Discretionary	0	Other Valuation Techniques(2)	—	—	—
Financials	2,105	Fundamental Valuation	Company Equity Value	$635,000,000.000	—
Warrants
Communication Services	130	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Industrials	2,723	Fundamental Valuation	Company Equity Value	$627,426,093.000	—

Total	$5,094

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

84	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Long-Term Credit Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 122.1%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.7%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~	$4,800	$4,792

Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~	990	990

Aramark Services, Inc.
1.897% (LIBOR03M + 1.750%) due 03/11/2025 ~	466	449

AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(k)	7,565	7,590

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,571	4,296
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~	2,400	2,330

Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~	99	98

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	1,496	1,517

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	1,715	1,651

Citadel Securities LP
2.897% (LIBOR03M + 2.750%) due 02/27/2026 ~	2,363	2,353

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~	1,683	1,644

CPG International, Inc.
4.750% (LIBOR03M + 3.750%) due 05/05/2024 ~	940	939

CSC Holdings LLC
2.652% (LIBOR03M + 2.500%) due 04/15/2027 ~	1,670	1,624

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~	285	284

Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~	6,300	6,174

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~	698	698

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~	3,733	3,357

Diamond Sports Group LLC
3.400% (LIBOR03M + 3.250%) due 08/24/2026 «~	4,950	3,861

E.W. Scripps Co.
2.647% (LIBOR03M + 2.500%) due 05/01/2026 ~	887	867

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~	1,773	1,279

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	262	268
8.000% (PRIME + 4.750%) due 11/27/2023 ~	1,200	1,209

Jefferies Finance LLC
TBD% due 09/30/2027	1,000	990

Level 3 Financing, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~	337	327

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~	4,583	4,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		$2,856	$2,821

Nielsen Finance LLC
2.154% (LIBOR03M + 2.000%) due 10/04/2023 ~		385	378

Numericable Group S.A.
3.000% (EUR003M + 3.000%) due 07/31/2025 ~	EUR	1,570	1,770

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		$500	487

SS&C Technologies Holdings Europe SARL
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		783	761

SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		1,115	1,083

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		5,000	5,005

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		6,700	6,734

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~		4,888	4,890

Toyota Motor Credit Corp.
1.063% (LIBOR03M + 0.830%) due 03/29/2021 «~		11,000	10,984

Traverse Midstream Partners LLC
5.000% (LIBOR03M + 4.000%) due 09/27/2024 ~		356	329

U.S. Foods, Inc.
1.897% (LIBOR03M + 1.750%) due 06/27/2023 ~		490	473

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		2,111	2,038

USI, Inc.
4.220% (LIBOR03M + 4.000%) due 12/02/2026 ~		893	890

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		441	419

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)		2,367	1,381

WR Grace & Co.
1.970% (LIBOR03M + 1.750%) due 04/03/2025 ~		687	674

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		1,393	1,355

Total Loan Participations and Assignments (Cost $101,130)			96,547

CORPORATE BONDS & NOTES 76.7%

BANKING & FINANCE 25.6%

AIA Group Ltd.
3.200% due 09/16/2040		2,500	2,588

Alexandria Real Estate Equities, Inc.
3.375% due 08/15/2031		2,200	2,483
4.700% due 07/01/2030		700	864
4.850% due 04/15/2049		700	939

Allstate Corp.
6.500% due 05/15/2067 •		1,400	1,840

Ally Financial, Inc.
3.050% due 06/05/2023		1,400	1,456
8.000% due 11/01/2031		2,500	3,399

American Express Co.
4.050% due 12/03/2042		82	103

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

American Financial Group, Inc.
4.500% due 06/15/2047		$7,700	$8,550

American Homes 4 Rent LP
4.250% due 02/15/2028		1,800	2,042
4.900% due 02/15/2029		300	358

American International Group, Inc.
4.375% due 06/30/2050		4,400	5,155
5.750% due 04/01/2048 •		600	655

American Tower Corp.
3.100% due 06/15/2050		10,900	10,816
3.700% due 10/15/2049		5,000	5,489
3.800% due 08/15/2029		1,400	1,607

Aon Corp.
2.800% due 05/15/2030		2,700	2,922

Arch Capital Finance LLC
5.031% due 12/15/2046		500	630

Arch Capital Group Ltd.
3.635% due 06/30/2050		2,465	2,659

Ares Finance Co. LLC
3.250% due 06/15/2030		1,100	1,153

AvalonBay Communities, Inc.
3.900% due 10/15/2046		5,500	6,679

Aviation Capital Group LLC
3.875% due 05/01/2023		3,400	3,367
4.875% due 10/01/2025		4,500	4,433

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,000	1,837

AXIS Specialty Finance LLC
3.900% due 07/15/2029		4,000	4,385

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(i)(j)	EUR	800	926

Banco Bradesco S.A.
3.200% due 01/27/2025		$2,900	2,960

Banco BTG Pactual S.A.
4.500% due 01/10/2025		5,400	5,522

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(i)(j)		1,200	1,184

Bancolombia S.A.
4.625% due 12/18/2029 •(j)		3,000	2,921

Bank of America Corp.
2.676% due 06/19/2041 •		19,400	19,893
3.824% due 01/20/2028 •		95	108
3.946% due 01/23/2049 •		265	323
4.244% due 04/24/2038 •		185	225
4.330% due 03/15/2050 •		60	77
4.443% due 01/20/2048 •		100	130
7.750% due 05/14/2038		7,700	12,765

Bank of America N.A.
6.000% due 10/15/2036		1,200	1,725

Bank of Nova Scotia
4.900% due 06/04/2025 •(i)(j)		1,600	1,660

Barclays PLC
6.125% due 12/15/2025 •(i)(j)		4,500	4,573

Berkshire Hathaway Finance Corp.
4.250% due 01/15/2049		70	91

BGC Partners, Inc.
4.375% due 12/15/2025		600	613
5.375% due 07/24/2023		3,300	3,508

Blackstone Holdings Finance Co. LLC
2.800% due 09/30/2050		350	344
3.500% due 09/10/2049		2,500	2,742

Block Financial LLC
3.875% due 08/15/2030		4,200	4,227

BNP Paribas S.A.
7.000% due 08/16/2028 •(i)(j)		2,900	3,348

Boston Properties LP
3.250% due 01/30/2031		1,900	2,052

Brighthouse Financial, Inc.
4.700% due 06/22/2047		4,700	4,504

Brixmor Operating Partnership LP
4.125% due 05/15/2029		1,200	1,303

Brookfield Finance LLC
3.450% due 04/15/2050		1,300	1,281

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brookfield Finance, Inc.
3.500% due 03/30/2051		$8,700	$8,552
4.850% due 03/29/2029		1,100	1,311

Brookfield Property REIT, Inc.
5.750% due 05/15/2026		700	553

Carlyle Finance LLC
5.650% due 09/15/2048		3,100	4,018

CBL & Associates LP
5.950% due 12/15/2026 ^(c)		700	264

Chubb INA Holdings, Inc.
4.350% due 11/03/2045		85	112

Citigroup, Inc.
4.650% due 07/30/2045		63	82
4.750% due 05/18/2046		7,200	9,079
8.125% due 07/15/2039		2,900	5,062

Cleveland Clinic Foundation
4.858% due 01/01/2114		45	65

CME Group, Inc.
4.150% due 06/15/2048		1,825	2,425

CNA Financial Corp.
3.900% due 05/01/2029		2,500	2,872

Commonwealth Bank of Australia
3.743% due 09/12/2039 (j)		3,800	4,200

Cooperatieve Rabobank UA
5.250% due 05/24/2041		75	111

Credit Agricole S.A.
7.500% due 06/23/2026 •(i)(j)	GBP	400	584

Credit Suisse AG
6.500% due 08/08/2023 (j)		$7,675	8,720

Credit Suisse Group AG
2.593% due 09/11/2025 •		700	731
3.869% due 01/12/2029 •		750	837
5.250% due 02/11/2027 •(i)(j)		2,393	2,404
6.250% due 12/18/2024 •(i)(j)		2,800	3,008
6.375% due 08/21/2026 •(i)(j)		2,400	2,567
7.250% due 09/12/2025 •(i)(j)		3,600	3,904
7.500% due 07/17/2023 •(i)(j)		5,500	5,818

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500	555

Crown Castle International Corp.
3.250% due 01/15/2051		900	896
4.300% due 02/15/2029		605	706
4.750% due 05/15/2047		2,650	3,274
5.200% due 02/15/2049		9,248	12,183

CubeSmart LP
4.375% due 02/15/2029		1,900	2,231

CVS Pass-Through Trust
4.704% due 01/10/2036		1,514	1,641

Deutsche Bank AG
3.547% due 09/18/2031 •		5,400	5,438
3.961% due 11/26/2025 •		5,800	6,172

Doctors Co.
6.500% due 10/15/2023		10,150	11,045

E*TRADE Financial Corp.
3.800% due 08/24/2027		1,400	1,575

Emerald Bay S.A.
0.000% due 10/08/2020 (e)	EUR	8,567	10,000

EPR Properties
3.750% due 08/15/2029		$3,200	2,792
4.500% due 06/01/2027		1,567	1,445
4.950% due 04/15/2028		100	97

Equinix, Inc.
3.000% due 07/15/2050		1,400	1,395

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,600	1,824

ERP Operating LP
4.500% due 07/01/2044		3,040	3,906
4.500% due 06/01/2045		1,200	1,556

Essex Portfolio LP
2.650% due 03/15/2032		3,000	3,173

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		2,300	2,498
4.850% due 04/17/2028		2,500	2,742

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Farmers Exchange Capital
5.454% due 10/15/2054 •		$10,200	$12,354

Farmers Insurance Exchange
4.747% due 11/01/2057 •		7,000	7,143

Fidelity National Financial, Inc.
5.500% due 09/01/2022		12,425	13,493

First American Financial Corp.
4.300% due 02/01/2023		900	959

First Republic Bank
4.625% due 02/13/2047		2,000	2,500

Flagstar Bancorp, Inc.
6.125% due 07/15/2021		6,100	6,203

FMR LLC
6.450% due 11/15/2039		4,500	6,876

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		3,890	3,833
1.503% (US0003M + 1.270%) due 03/28/2022 ~		1,100	1,051
2.343% due 11/02/2020		800	801
3.336% due 03/18/2021		2,500	2,504
3.550% due 10/07/2022		4,300	4,265
5.584% due 03/18/2024		8,100	8,437
5.596% due 01/07/2022		200	205

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		1,400	1,381
6.750% due 03/15/2022		3,300	3,258

Freedom Mortgage Corp.
8.250% due 04/15/2025		4,525	4,628

GAIF Bond Issuer Pty. Ltd.
3.400% due 09/30/2026		5,000	5,345

GE Capital Funding LLC
4.400% due 05/15/2030		7,450	8,023
4.550% due 05/15/2032		7,450	8,028

General Motors Financial Co., Inc.
4.000% due 10/06/2026		40	43

GLP Capital LP
4.000% due 01/15/2030		5,000	5,184
5.300% due 01/15/2029		3,600	4,020

Goldman Sachs Group, Inc.
4.017% due 10/31/2038 •		18,500	21,603
4.223% due 05/01/2029 •		2,700	3,149

Goodman U.S. Finance Four LLC
4.500% due 10/15/2037		3,600	4,153

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		3,700	4,052

Greenland Global Investment Ltd.
5.250% due 02/12/2021		1,800	1,798

Guardian Life Insurance Co. of America
4.850% due 01/24/2077		3,903	5,069

Harborwalk Funding Trust
5.077% due 02/15/2069 •		2,500	3,086

Hartford Financial Services Group, Inc.
2.405% due 02/12/2067 •		2,900	2,500

High Street Funding Trust
4.682% due 02/15/2048		1,500	1,769

Highwoods Realty LP
3.050% due 02/15/2030		5,000	5,175

Host Hotels & Resorts LP
4.500% due 02/01/2026		1,900	2,013

HSBC Holdings PLC
2.848% due 06/04/2031 •		1,400	1,452
4.041% due 03/13/2028 •		7,100	7,848
4.583% due 06/19/2029 •		2,090	2,405
5.875% due 09/28/2026 •(i)(j)	GBP	5,378	7,028
6.500% due 03/23/2028 •(i)(j)		$6,700	7,120
7.625% due 05/17/2032		1,800	2,564

Intercontinental Exchange, Inc.
4.250% due 09/21/2048		1,185	1,473

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(i)(j)	EUR	200	237
7.750% due 01/11/2027 •(i)(j)		4,650	6,148

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Invesco Finance PLC
5.375% due 11/30/2043		$55	$69

Jefferies Finance LLC
7.250% due 08/15/2024		1,000	1,036

Jefferies Group LLC
6.500% due 01/20/2043		2,100	2,664

JPMorgan Chase & Co.
3.109% due 04/22/2051 •		7,400	7,877
3.964% due 11/15/2048 •		110	133
8.750% due 09/01/2030		275	405

Kaisa Group Holdings Ltd.
6.750% due 02/18/2021		200	200
7.875% due 06/30/2021		600	601
8.500% due 06/30/2022		3,100	3,046

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		700	697

Kilroy Realty LP
2.500% due 11/15/2032		3,400	3,320

Kimco Realty Corp.
3.700% due 10/01/2049		1,800	1,769

KKR Group Finance Co. LLC
3.500% due 08/25/2050		3,900	3,983
3.625% due 02/25/2050		3,600	3,747

KWG Group Holdings Ltd.
6.000% due 09/15/2022		1,000	1,007

Lazard Group LLC
4.375% due 03/11/2029		300	344

Legg Mason, Inc.
5.625% due 01/15/2044		1,400	1,940

Liberty Mutual Group, Inc.
3.951% due 10/15/2050		900	1,008

Life Storage LP
4.000% due 06/15/2029		4,600	5,229

Lincoln National Corp.
4.350% due 03/01/2048		3,000	3,437

Lloyds Bank PLC
7.500% due 04/02/2032 þ		4,600	3,831

Lloyds Banking Group PLC
3.574% due 11/07/2028 •		4,060	4,449
7.875% due 06/27/2029 •(i)(j)	GBP	200	298

Loews Corp.
4.125% due 05/15/2043		$40	47

Manulife Financial Corp.
5.375% due 03/04/2046		7,300	10,204

Marsh & McLennan Cos., Inc.
4.350% due 01/30/2047		200	258
4.900% due 03/15/2049		400	559

Massachusetts Mutual Life Insurance Co.
3.729% due 10/15/2070		2,970	3,061
4.900% due 04/01/2077		1,000	1,311

MetLife, Inc.
4.125% due 08/13/2042		30	37
4.875% due 11/13/2043		75	101

MGM Growth Properties Operating Partnership LP
5.750% due 02/01/2027		1,900	2,050

Mitsubishi UFJ Financial Group, Inc.
2.048% due 07/17/2030		3,600	3,645
4.153% due 03/07/2039		2,200	2,669

Mitsubishi UFJ Lease & Finance Co. Ltd.
3.406% due 02/28/2022		200	206

Mizuho Financial Group, Inc.
2.201% due 07/10/2031 •		3,200	3,243
2.869% due 09/13/2030 •		2,500	2,684

Morgan Stanley
3.772% due 01/24/2029 •		180	205
7.500% due 04/02/2032 þ(k)		11,300	10,107

Nationwide Building Society
3.960% due 07/18/2030 •		6,800	7,682

Nationwide Mutual Insurance Co.
9.375% due 08/15/2039		2,500	4,223

Natwest Group PLC
4.269% due 03/22/2025 •		800	870
4.445% due 05/08/2030 •		4,100	4,745

86	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.892% due 05/18/2029 •		$5,200	$6,053
5.076% due 01/27/2030 •		4,100	4,890

Navient Corp.
6.150% due 03/10/2021		400	399

Neuberger Berman Group LLC
4.500% due 03/15/2027		400	449
4.875% due 04/15/2045		2,200	2,442

New York Life Insurance Co.
4.450% due 05/15/2069		4,700	5,771

Nippon Life Insurance Co.
3.400% due 01/23/2050 •		1,000	1,068

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		2,498	2,526
3.650% due 09/21/2021 (k)		2,200	2,244
3.875% due 09/21/2023		5,400	5,596

Nomura Holdings, Inc.
2.679% due 07/16/2030		6,200	6,398

Ohio National Financial Services, Inc.
5.550% due 01/24/2030		3,000	2,846

Ohio National Life Insurance Co.
6.875% due 06/15/2042		500	503

Omega Healthcare Investors, Inc.
4.750% due 01/15/2028		4,500	4,939

Pacific Life Insurance Co.
9.250% due 06/15/2039		14,605	24,044

Pacific LifeCorp
3.350% due 09/15/2050		700	703

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		5,530	5,489

PartnerRe Finance B LLC
3.700% due 07/02/2029		2,320	2,594

Penn Mutual Life Insurance Co.
7.625% due 06/15/2040		1,000	1,431

Physicians Realty LP
3.950% due 01/15/2028		1,900	1,981

Pine Street Trust
5.568% due 02/15/2049		3,800	4,687

Pinnacol Assurance
8.625% due 06/25/2034 «(k)		7,000	7,725

Piper Jaffray Cos.
5.200% due 10/15/2023		6,000	6,015

Progressive Corp.
4.125% due 04/15/2047		500	636

Prologis LP
3.000% due 04/15/2050		6,328	6,795

Prudential Financial, Inc.
3.905% due 12/07/2047		44	49
3.935% due 12/07/2049		106	120
4.600% due 05/15/2044		30	37

Radian Group, Inc.
6.625% due 03/15/2025		1,100	1,163

Raymond James Financial, Inc.
4.950% due 07/15/2046		25	32

Regency Centers LP
3.700% due 06/15/2030		800	879
4.400% due 02/01/2047		1,100	1,235
4.650% due 03/15/2049		500	584

Ronshine China Holdings Ltd.
8.950% due 01/22/2023		1,300	1,329

Sabra Health Care LP
4.800% due 06/01/2024		1,300	1,367

Santander UK Group Holdings PLC
4.750% due 09/15/2025		3,400	3,722
6.750% due 06/24/2024 •(i)(j)	GBP	700	953
7.375% due 06/24/2022 •(i)(j)		600	808

SBA Communications Corp.
3.875% due 02/15/2027		$3,000	3,049

SBA Tower Trust
2.328% due 07/15/2052		200	204

Sberbank of Russia Via SB Capital S.A.
5.250% due 05/23/2023 (j)		2,300	2,444
6.125% due 02/07/2022		11,985	12,644

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Selective Insurance Group, Inc.
5.375% due 03/01/2049		$1,700	$2,075

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		2,300	2,169

SL Green Realty Corp.
4.500% due 12/01/2022		2,800	2,922

Societe Generale S.A.
7.375% due 10/04/2023 •(i)(j)		4,800	4,941

Spirit Realty LP
3.200% due 02/15/2031		4,300	4,201
3.400% due 01/15/2030		700	696
4.450% due 09/15/2026		1,300	1,396

Standard Chartered PLC
4.305% due 05/21/2030 •		2,000	2,232

Stifel Financial Corp.
4.000% due 05/15/2030		1,100	1,218

Sunac China Holdings Ltd.
7.350% due 07/19/2021		300	303
8.375% due 01/15/2021		5,300	5,340

SVB Financial Group
3.125% due 06/05/2030		900	1,007

Teachers Insurance & Annuity Association of America
4.270% due 05/15/2047		400	470
4.375% due 09/15/2054 •		4,000	4,243
6.850% due 12/16/2039		371	554

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	756	1,274
5.661% due 10/13/2041		49	84
5.744% due 04/13/2040		96	165
7.623% due 07/13/2039		3,152	6,059

Travelers Cos., Inc.
4.050% due 03/07/2048		$1,000	1,243
4.100% due 03/04/2049		30	38

Trust Fibra Uno
6.390% due 01/15/2050		3,900	3,900
6.950% due 01/30/2044		5,300	5,648

UBS Group AG
7.125% due 08/10/2021 •(i)(j)		2,700	2,778

UDR, Inc.
4.000% due 10/01/2025		600	673
4.400% due 01/26/2029		700	827

UniCredit SpA
6.572% due 01/14/2022		2,600	2,760
6.625% due 06/03/2023 •(i)(j)	EUR	2,200	2,566
7.500% due 06/03/2026 •(i)(j)		3,000	3,816
7.830% due 12/04/2023		$6,900	8,090

Unum Group
4.500% due 03/15/2025		5,600	6,229
4.500% due 12/15/2049		3,100	3,003

Ventas Realty LP
4.875% due 04/15/2049		500	560

VEREIT Operating Partnership LP
3.400% due 01/15/2028		3,300	3,441
3.950% due 08/15/2027		1,100	1,172
4.875% due 06/01/2026		300	335

Visa, Inc.
4.300% due 12/14/2045		175	233

Voya Financial, Inc.
4.700% due 01/23/2048 •		500	501
5.700% due 07/15/2043		630	846

Washington Prime Group LP
6.450% due 08/15/2024		6,050	3,086

WEA Finance LLC
3.750% due 09/17/2024		900	946

Wells Fargo & Co.
2.879% due 10/30/2030 •		8,300	8,867
3.068% due 04/30/2041 •		2,500	2,605
4.150% due 01/24/2029		2,515	2,957
4.400% due 06/14/2046		150	179
4.650% due 11/04/2044		70	85
5.375% due 02/07/2035		1,600	2,192
5.375% due 11/02/2043		3,100	4,101

Wells Fargo Bank N.A.
6.600% due 01/15/2038		3,700	5,427

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Welltower, Inc.
4.950% due 09/01/2048		$5,050	$6,095
5.125% due 03/15/2043		800	886
6.500% due 03/15/2041		925	1,219

Weyerhaeuser Co.
4.000% due 11/15/2029		6,900	8,054
6.950% due 10/01/2027		16,922	21,305
7.375% due 03/15/2032		2,413	3,520
7.950% due 03/15/2025		200	246

Willis North America, Inc.
3.875% due 09/15/2049		725	835

			911,466

INDUSTRIALS 36.7%

Abbott Laboratories
4.900% due 11/30/2046		85	120

AbbVie, Inc.
4.050% due 11/21/2039		2,900	3,321
4.400% due 11/06/2042		2,970	3,539
4.450% due 05/14/2046		7,000	8,359
4.500% due 05/14/2035		9,700	11,779
4.550% due 03/15/2035		4,700	5,760
4.700% due 05/14/2045		1,100	1,354
4.750% due 03/15/2045		3,000	3,632
4.850% due 06/15/2044		3,300	4,060
4.875% due 11/14/2048		2,445	3,104

Abu Dhabi Crude Oil Pipeline LLC
4.600% due 11/02/2047		1,400	1,721

Activision Blizzard, Inc.
4.500% due 06/15/2047		5,890	7,455

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		1,800	1,765

Adani Ports & Special Economic Zone Ltd.
4.375% due 07/03/2029		3,300	3,327

Adani Transmission Ltd.
4.250% due 05/21/2036		896	896

Aetna, Inc.
3.875% due 08/15/2047		40	45
4.125% due 11/15/2042		25	29

Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		2,000	2,102

Alcon Finance Corp.
3.800% due 09/23/2049		2,200	2,488

Alibaba Group Holding Ltd.
4.200% due 12/06/2047		2,000	2,547

Altice Financing S.A.
2.250% due 01/15/2025	EUR	1,500	1,690

Altice France S.A.
3.375% due 01/15/2028		2,200	2,494
5.500% due 01/15/2028		$2,200	2,230

Altria Group, Inc.
3.875% due 09/16/2046		3,200	3,283
5.800% due 02/14/2039		4,100	5,244

Amazon.com, Inc.
2.700% due 06/03/2060		6,400	6,621

Amdocs Ltd.
2.538% due 06/15/2030		3,600	3,743

America Movil S.A.B. de C.V.
6.125% due 03/30/2040		40	58

American Airlines Pass-Through Trust
3.200% due 12/15/2029		2,413	2,277
3.375% due 11/01/2028		3,762	3,109
3.650% due 02/15/2029		3,353	3,239
4.000% due 01/15/2027		436	364

Amgen, Inc.
3.150% due 02/21/2040		5,000	5,332
3.375% due 02/21/2050		3,200	3,476
4.563% due 06/15/2048		2,610	3,352
4.663% due 06/15/2051		5,153	6,727

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (a)		600	613

Anheuser-Busch Cos. LLC
4.700% due 02/01/2036		10,000	12,090

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.900% due 02/01/2046	$11,700	$14,548

Anheuser-Busch InBev Worldwide, Inc.
4.439% due 10/06/2048	4,100	4,785
4.750% due 04/15/2058	6,500	7,943
4.950% due 01/15/2042	5,600	6,907
5.450% due 01/23/2039	4,900	6,342
5.800% due 01/23/2059	8,000	11,440

Anthem, Inc.
3.700% due 09/15/2049	3,400	3,795
4.550% due 03/01/2048	1,900	2,388
4.625% due 05/15/2042	50	63
4.650% due 01/15/2043	1,435	1,809
4.850% due 08/15/2054	85	101
5.100% due 01/15/2044	500	666

AP Moller - Maersk A/S
3.875% due 09/28/2025	2,425	2,649

Apple, Inc.
2.650% due 05/11/2050	10,900	11,384
4.250% due 02/09/2047	9,200	12,252

Aptiv PLC
5.400% due 03/15/2049	2,800	3,175

Bacardi Ltd.
5.300% due 05/15/2048	3,600	4,517

BAE Systems PLC
3.000% due 09/15/2050	1,800	1,813

Baker Hughes a GE Co. LLC
4.080% due 12/15/2047	500	501

BAT Capital Corp.
4.540% due 08/15/2047	5,800	6,218

Bayer U.S. Finance LLC
4.625% due 06/25/2038	1,800	2,150
4.700% due 07/15/2064	75	82
4.875% due 06/25/2048	3,400	4,224

Biogen, Inc.
5.200% due 09/15/2045	1,000	1,323

Boardwalk Pipelines LP
3.400% due 02/15/2031	2,800	2,748

Boeing Co.
3.650% due 03/01/2047	800	708
5.150% due 05/01/2030	7,900	8,873
5.705% due 05/01/2040	6,400	7,502
5.805% due 05/01/2050	5,200	6,296
5.930% due 05/01/2060	6,900	8,565

Bombardier, Inc.
6.125% due 01/15/2023	600	514
7.500% due 12/01/2024	100	77

Boston Scientific Corp.
2.650% due 06/01/2030	1,200	1,279
4.700% due 03/01/2049	4,600	6,074
7.000% due 11/15/2035	1,500	2,202

Bristol-Myers Squibb Co.
4.250% due 10/26/2049	830	1,096
5.000% due 08/15/2045	2,500	3,501

British Airways Pass-Through Trust
3.300% due 06/15/2034	3,580	3,373
4.125% due 03/20/2033	2,722	2,240

Broadcom, Inc.
4.110% due 09/15/2028	7,682	8,605
4.150% due 11/15/2030	2,900	3,262
4.300% due 11/15/2032	3,500	4,000

Burlington Northern Santa Fe LLC
4.700% due 09/01/2045	20	27
5.050% due 03/01/2041	65	87
5.150% due 09/01/2043	125	172

Caesars Entertainment, Inc.
6.250% due 07/01/2025	2,200	2,296

Caesars Resort Collection LLC
5.250% due 10/15/2025	3,200	3,100
5.750% due 07/01/2025	1,200	1,239

Cameron LNG LLC
2.902% due 07/15/2031	1,100	1,213

Canadian Natural Resources Ltd.
6.250% due 03/15/2038	40	48

Canadian Pacific Railway Co.
6.125% due 09/15/2115	6,470	9,858

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Celeo Redes Operacion Chile S.A.
5.200% due 06/22/2047	$487	$548

Celulosa Arauco y Constitucion S.A.
5.500% due 11/02/2047	1,500	1,670

Centene Corp.
4.625% due 12/15/2029	1,900	2,052

Charter Communications Operating LLC
3.700% due 04/01/2051	6,500	6,465
4.800% due 03/01/2050	5,000	5,743
5.125% due 07/01/2049	7,000	8,125
5.375% due 05/01/2047	5,100	6,053
5.750% due 04/01/2048	3,025	3,749
6.484% due 10/23/2045	80	107

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029	6,500	6,764

Children’s Hospital Corp.
4.115% due 01/01/2047	25	31

Cigna Corp.
3.875% due 10/15/2047	115	128
4.800% due 08/15/2038	30	37
4.900% due 12/15/2048	40	52

Coca-Cola Femsa S.A.B. de C.V.
5.250% due 11/26/2043	80	109

Colonial Pipeline Co.
4.250% due 04/15/2048	20	23

Columbia Pipeline Group, Inc.
5.800% due 06/01/2045	50	65

Comcast Corp.
2.800% due 01/15/2051	23,600	23,792
3.400% due 07/15/2046	5,625	6,231
3.999% due 11/01/2049	25	30
4.000% due 08/15/2047	9,400	11,380
4.600% due 08/15/2045	65	84
4.750% due 03/01/2044	1,300	1,714
5.650% due 06/15/2035	150	214

Conagra Brands, Inc.
5.300% due 11/01/2038	6,500	8,363

Constellation Brands, Inc.
4.500% due 05/09/2047	1,200	1,456
5.250% due 11/15/2048	400	538

Corning, Inc.
5.450% due 11/15/2079	1,000	1,277

Corp. Nacional del Cobre de Chile
4.375% due 02/05/2049	1,000	1,184
4.500% due 08/01/2047	5,100	6,109

CoStar Group, Inc.
2.800% due 07/15/2030	800	830

Cox Communications, Inc.
4.600% due 08/15/2047	1,525	1,909
4.800% due 02/01/2035	4,800	6,044

CRH America Finance, Inc.
4.500% due 04/04/2048	3,800	4,410

CRH America, Inc.
5.125% due 05/18/2045	30	38

CSN Resources S.A.
7.625% due 04/17/2026	2,500	2,514

CSX Corp.
3.800% due 11/01/2046	75	87
4.250% due 11/01/2066	20	25
4.300% due 03/01/2048	100	125

CVS Health Corp.
4.780% due 03/25/2038	705	855
5.050% due 03/25/2048	8,000	10,207
5.300% due 12/05/2043	6,700	8,565

CVS Pass-Through Trust
7.507% due 01/10/2032	12,901	16,111
8.353% due 07/10/2031	280	353

DaVita, Inc.
4.625% due 06/01/2030	1,200	1,232

DCP Midstream Operating LP
5.625% due 07/15/2027	1,000	1,024

Dell International LLC
4.000% due 07/15/2024	1,300	1,407
5.300% due 10/01/2029	30	34

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.450% due 06/15/2023	$1,500	$1,645
6.020% due 06/15/2026	1,500	1,764
8.100% due 07/15/2036	17,000	22,371
8.350% due 07/15/2046	2,580	3,429

Delta Air Lines, Inc.
4.500% due 10/20/2025	1,200	1,233
7.000% due 05/01/2025	1,500	1,649

Deutsche Telekom International Finance BV
4.750% due 06/21/2038	9,000	11,472

Diamondback Energy, Inc.
4.750% due 05/31/2025	2,800	3,023

Dominion Energy Gas Holdings LLC
4.600% due 12/15/2044	1,200	1,492

Ecopetrol S.A.
7.375% due 09/18/2043	3,750	4,704

El Paso Natural Gas Co. LLC
8.375% due 06/15/2032	9,300	12,802

Embotelladora Andina S.A.
3.950% due 01/21/2050	800	848

Embraer Netherlands Finance BV
5.400% due 02/01/2027	500	475

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	3,831	3,960

Enbridge Energy Partners LP
5.500% due 09/15/2040	500	597

Enbridge, Inc.
4.500% due 06/10/2044	271	306

Energy Transfer Operating LP
5.150% due 03/15/2045	6,000	5,448
5.950% due 10/01/2043	50	49
6.125% due 12/15/2045	25	25
6.500% due 02/01/2042	6,400	6,651
7.500% due 07/01/2038	3,004	3,511

EnLink Midstream Partners LP
5.450% due 06/01/2047	1,200	755

Entergy Louisiana LLC
4.200% due 04/01/2050	4,200	5,396

Enterprise Products Operating LLC
4.450% due 02/15/2043	13,697	14,801
4.850% due 03/15/2044	13,179	15,009
4.875% due 08/16/2077 •	2,100	1,833
4.950% due 10/15/2054	830	971
5.375% due 02/15/2078 •	3,700	3,299
5.950% due 02/01/2041	2,400	3,031
6.450% due 09/01/2040	100	132

EOG Resources, Inc.
4.950% due 04/15/2050	600	739

Equifax, Inc.
3.100% due 05/15/2030	400	436

ERAC USA Finance LLC
3.300% due 12/01/2026	100	109

Expedia Group, Inc.
3.250% due 02/15/2030	5,000	4,817

Exxon Mobil Corp.
4.114% due 03/01/2046	90	107

Fairstone Financial, Inc.
7.875% due 07/15/2024	2,500	2,570

FedEx Corp.
4.050% due 02/15/2048	105	121
4.950% due 10/17/2048	1,935	2,478

Ferguson Finance PLC
3.250% due 06/02/2030	700	762

Fiserv, Inc.
4.400% due 07/01/2049	1,355	1,699

Flex Ltd.
3.750% due 02/01/2026	875	957
4.875% due 06/15/2029	2,000	2,302
4.875% due 05/12/2030	600	686

Ford Foundation
2.815% due 06/01/2070	1,600	1,675

Fox Corp.
5.576% due 01/25/2049	6,325	8,768

88	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fresenius Medical Care U.S. Finance, Inc.
2.375% due 02/16/2031	$1,800	$1,782

Gartner, Inc.
4.500% due 07/01/2028	1,000	1,049

GATX Corp.
4.500% due 03/30/2045	1,038	1,146

General Electric Co.
3.625% due 05/01/2030	11,200	11,647
4.250% due 05/01/2040	2,600	2,654
4.350% due 05/01/2050	12,100	12,352
6.150% due 08/07/2037	30	36
6.875% due 01/10/2039	500	641

General Motors Co.
5.200% due 04/01/2045	25	27
6.600% due 04/01/2036	20	24

Gilead Sciences, Inc.
4.150% due 03/01/2047	3,465	4,242

Global Payments, Inc.
4.150% due 08/15/2049	1,700	2,002

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030	2,300	2,274

HCA, Inc.
5.125% due 06/15/2039	2,400	2,917

Heineken NV
4.350% due 03/29/2047	3,000	3,805

Hess Corp.
7.300% due 08/15/2031	1,974	2,415

Home Depot, Inc.
4.200% due 04/01/2043	50	63
4.875% due 02/15/2044	160	219

Humana, Inc.
4.625% due 12/01/2042	40	50
4.800% due 03/15/2047	1,600	2,088

Huntington Ingalls Industries, Inc.
4.200% due 05/01/2030	500	575

IHS Markit Ltd.
4.250% due 05/01/2029	2,000	2,323

Imperial Brands Finance PLC
3.875% due 07/26/2029	6,700	7,280

Industrias Penoles S.A.B. de C.V.
4.750% due 08/06/2050	1,000	1,035

Intel Corp.
3.734% due 12/08/2047	83	99

International Business Machines Corp.
4.250% due 05/15/2049	800	1,000

International Flavors & Fragrances, Inc.
4.375% due 06/01/2047	800	927
5.000% due 09/26/2048	5,800	7,185

International Paper Co.
5.150% due 05/15/2046	1,000	1,312

Johnson & Johnson
3.750% due 03/03/2047	160	205

Johnson Controls, Inc.
4.950% due 07/02/2064	20	24
5.700% due 03/01/2041	55	66

Kaiser Foundation Hospitals
4.150% due 05/01/2047	520	665

Kansas City Southern
3.125% due 06/01/2026	4,000	4,200
3.500% due 05/01/2050	100	104
4.300% due 05/15/2043	700	740
4.950% due 08/15/2045	3,400	3,795

Kinder Morgan Energy Partners LP
4.700% due 11/01/2042	40	43
6.950% due 01/15/2038	270	354
7.400% due 03/15/2031	100	131

Kinder Morgan, Inc.
6.950% due 06/01/2028	3,795	4,498
7.420% due 02/15/2037	2,980	3,798
8.050% due 10/15/2030	3,825	5,039

Kraft Heinz Foods Co.
5.000% due 07/15/2035	1,600	1,845

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kroger Co.
4.450% due 02/01/2047	$55	$68

Laboratory Corp. of America Holdings
4.700% due 02/01/2045	1,900	2,419

LafargeHolcim Finance U.S. LLC
4.750% due 09/22/2046	2,521	3,071

Las Vegas Sands Corp.
2.900% due 06/25/2025	2,400	2,394
3.200% due 08/08/2024	200	203
3.500% due 08/18/2026	23,400	23,737
3.900% due 08/08/2029	4,400	4,413

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	459	382

Level 3 Financing, Inc.
3.400% due 03/01/2027	3,100	3,345

LifePoint Health, Inc.
4.375% due 02/15/2027	100	100

Live Nation Entertainment, Inc.
6.500% due 05/15/2027	1,400	1,513

Lowe’s Cos., Inc.
4.050% due 05/03/2047	2,000	2,391

LYB International Finance BV
4.875% due 03/15/2044	55	65

Magellan Midstream Partners LP
3.950% due 03/01/2050	2,300	2,363

Marathon Oil Corp.
5.200% due 06/01/2045	800	750
6.600% due 10/01/2037	500	515

Marriott International, Inc.
3.500% due 10/15/2032	200	198
3.750% due 03/15/2025	1,700	1,779

Masco Corp.
4.500% due 05/15/2047	5,200	6,082

Mattel, Inc.
5.875% due 12/15/2027	1,000	1,078

McDonald’s Corp.
4.450% due 09/01/2048	25	31
4.875% due 12/09/2045	85	111

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	11,080	11,337
5.250% due 04/26/2026	1,800	1,828
5.625% due 07/17/2027	2,200	2,287

Memorial Sloan-Kettering Cancer Center
4.125% due 07/01/2052	40	52

MGM China Holdings Ltd.
5.250% due 06/18/2025	1,700	1,730
5.875% due 05/15/2026	2,138	2,207

Microsoft Corp.
2.525% due 06/01/2050	3,550	3,726
3.700% due 08/08/2046	3,800	4,785

Moody’s Corp.
2.550% due 08/18/2060	1,900	1,767
4.875% due 12/17/2048	35	47

MPLX LP
4.125% due 03/01/2027	40	44
4.500% due 04/15/2038	25	26
4.900% due 04/15/2058	1,900	1,930
5.200% due 12/01/2047	60	66

Mylan NV
5.250% due 06/15/2046	1,700	2,109

Mylan, Inc.
5.200% due 04/15/2048	1,000	1,243

NBCUniversal Media LLC
5.950% due 04/01/2041	2,400	3,584
6.400% due 04/30/2040	70	108

New York and Presbyterian Hospital
4.063% due 08/01/2056	45	58

Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041	3,225	4,396

Norfolk Southern Corp.
3.155% due 05/15/2055	7,007	7,463
3.942% due 11/01/2047	109	131
4.450% due 06/15/2045	4,500	5,710

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Northern Natural Gas Co.
4.300% due 01/15/2049	$5,000	$5,956

Northrop Grumman Corp.
4.030% due 10/15/2047	1,600	1,947

Northwell Healthcare, Inc.
3.809% due 11/01/2049	2,500	2,661
4.260% due 11/01/2047	30	34

Novartis Capital Corp.
4.400% due 05/06/2044	35	47

Nutrition & Biosciences, Inc.
2.300% due 11/01/2030	2,000	2,016

NVR, Inc.
3.000% due 05/15/2030	3,600	3,893

NXP BV
3.400% due 05/01/2030	1,000	1,097
4.300% due 06/18/2029	4,000	4,621
5.350% due 03/01/2026	2,000	2,368
5.550% due 12/01/2028	600	743

Occidental Petroleum Corp.
3.200% due 08/15/2026	1,600	1,272
7.000% due 11/15/2027	600	546
7.150% due 05/15/2028	1,722	1,576

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (e)(i)	1,253	4

ONE Gas, Inc.
4.500% due 11/01/2048	20	25
4.658% due 02/01/2044	50	63

ONEOK Partners LP
6.125% due 02/01/2041	7,125	7,529

Oracle Corp.
3.600% due 04/01/2050	8,191	9,184
3.850% due 04/01/2060	10,715	12,656
4.375% due 05/15/2055	1,100	1,384

Ovintiv, Inc.
7.200% due 11/01/2031	4,700	4,660

Owens Corning
3.400% due 08/15/2026	1,300	1,407
4.300% due 07/15/2047	7,222	7,948
4.400% due 01/30/2048	1,300	1,452

Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028	6,600	6,949

PepsiCo, Inc.
3.450% due 10/06/2046	135	156

Perrigo Finance Unlimited Co.
3.150% due 06/15/2030	1,600	1,663

Petroleos Mexicanos
6.350% due 02/12/2048	17,583	13,187
6.840% due 01/23/2030	5,400	4,813
6.950% due 01/28/2060	4,421	3,388
7.690% due 01/23/2050	502	415

Pfizer, Inc.
5.600% due 09/15/2040	3,000	4,285

Philip Morris International, Inc.
3.875% due 08/21/2042	2,600	2,945

Phillips 66
5.875% due 05/01/2042	25	33

Phillips 66 Partners LP
4.680% due 02/15/2045	40	41

Pioneer Natural Resources Co.
7.200% due 01/15/2028	17,016	21,419

Prosus NV
3.680% due 01/21/2030	1,000	1,081

QVC, Inc.
5.950% due 03/15/2043	2,965	2,833

Raytheon Technologies Corp.
3.125% due 07/01/2050	400	429
4.350% due 04/15/2047	700	877
4.450% due 11/16/2038	800	985

RELX Capital, Inc.
3.000% due 05/22/2030	1,600	1,752

ReNew Power Pvt Ltd.
5.875% due 03/05/2027	1,800	1,806

Reynolds American, Inc.
5.850% due 08/15/2045	1,500	1,826

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.150% due 09/15/2043		$500	$630
7.250% due 06/15/2037		660	871

Rockies Express Pipeline LLC
4.800% due 05/15/2030		2,200	2,165
4.950% due 07/15/2029		6,000	5,842

Rogers Communications, Inc.
3.700% due 11/15/2049		1,400	1,572

Royalty Pharma PLC
3.550% due 09/02/2050		4,300	4,168

S&P Global, Inc.
3.250% due 12/01/2049		1,700	1,941

Sabine Pass Liquefaction LLC
4.200% due 03/15/2028		800	869
4.500% due 05/15/2030		7,200	8,122
5.875% due 06/30/2026		1,300	1,539

Sands China Ltd.
4.375% due 06/18/2030		4,500	4,770
5.400% due 08/08/2028		400	446

Seagate HDD Cayman
4.125% due 01/15/2031		700	756

Siemens Financieringsmaatschappij NV
4.200% due 03/16/2047		1,000	1,306

Southern Co.
4.250% due 07/01/2036		3,640	4,227
4.400% due 07/01/2046		35	42

Southern Natural Gas Co. LLC
4.800% due 03/15/2047		65	72
7.350% due 02/15/2031		1,400	1,860

Southwest Airlines Co.
5.250% due 05/04/2025		800	882

Spectra Energy Partners LP
4.500% due 03/15/2045		1,675	1,906
5.950% due 09/25/2043		20	25

Spirit AeroSystems, Inc.
4.600% due 06/15/2028		8,800	7,240

Spirit Airlines Pass-Through Trust
4.100% due 10/01/2029		220	198

Standard Industries, Inc.
4.750% due 01/15/2028		1,405	1,461
5.000% due 02/15/2027		2,500	2,607

Starbucks Corp.
3.500% due 11/15/2050		4,800	5,096
4.500% due 11/15/2048		40	49

Station Casinos LLC
4.500% due 02/15/2028		900	834

Stryker Corp.
2.900% due 06/15/2050		1,900	1,959

Studio City Finance Ltd.
6.500% due 01/15/2028		3,000	3,150
7.250% due 02/11/2024		2,000	2,070

Suzano Austria GmbH
6.000% due 01/15/2029		1,400	1,599
7.000% due 03/16/2047		6,340	7,511

Syngenta Finance NV
5.676% due 04/24/2048		4,300	4,617

T-Mobile USA, Inc.
3.300% due 02/15/2051 (a)		4,700	4,644
3.875% due 04/15/2030		6,695	7,621

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		2,900	2,986

Telefonica Emisiones S.A.
4.895% due 03/06/2048		7,000	8,079

Tencent Holdings Ltd.
3.290% due 06/03/2060		700	714
3.925% due 01/19/2038		400	454

Tennessee Gas Pipeline Co. LLC
2.900% due 03/01/2030		3,500	3,630
8.375% due 06/15/2032		1,275	1,754

Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		600	600

Teva Pharmaceutical Finance Netherlands BV
1.125% due 10/15/2024	EUR	400	407
1.250% due 03/31/2023		500	544
2.200% due 07/21/2021		$1,037	1,030
6.000% due 04/15/2024		600	613

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Texas Eastern Transmission LP
7.000% due 07/15/2032		$1,000	$1,354

Texas Health Resources
2.328% due 11/15/2050		2,400	2,241

Textron, Inc.
2.450% due 03/15/2031		6,400	6,353

Time Warner Cable LLC
4.500% due 09/15/2042		820	890
5.250% due 07/15/2042	GBP	800	1,334
5.500% due 09/01/2041		$6,225	7,553
5.875% due 11/15/2040		4,520	5,641
6.550% due 05/01/2037		1,400	1,863
6.750% due 06/15/2039		4,984	6,814
7.300% due 07/01/2038		6,900	9,774

Total Capital International S.A.
3.386% due 06/29/2060		4,800	5,049

TransCanada PipeLines Ltd.
4.875% due 05/15/2048		4,400	5,462
7.625% due 01/15/2039		1,925	2,929

Transcontinental Gas Pipe Line Co. LLC
4.600% due 03/15/2048		4,440	5,067
7.850% due 02/01/2026		3,400	4,408

Transocean Guardian Ltd.
5.875% due 01/15/2024		1,092	710

Transocean, Inc.
7.250% due 11/01/2025		600	171

TTX Co.
4.600% due 02/01/2049		1,800	2,379

Tyson Foods, Inc.
4.550% due 06/02/2047		200	252
4.875% due 08/15/2034		2,700	3,529

Unigel Luxembourg S.A.
8.750% due 10/01/2026		2,200	2,140

Union Pacific Corp.
2.973% due 09/16/2062		3,300	3,248
3.799% due 10/01/2051		40	48
3.875% due 02/01/2055		35	42

United Airlines Pass-Through Trust
2.700% due 11/01/2033		4,700	4,467
3.100% due 01/07/2030		505	496
3.450% due 01/07/2030		4,124	3,448
4.150% due 02/25/2033		2,164	2,169
4.300% due 02/15/2027		48	47
4.550% due 08/25/2031		3,816	3,233

United Technologies Corp.
4.050% due 05/04/2047		1,305	1,558

UnitedHealth Group, Inc.
3.125% due 05/15/2060		6,700	7,203
3.700% due 08/15/2049		170	203
3.750% due 10/15/2047		200	238
3.875% due 08/15/2059		500	607

University of Southern California
5.250% due 10/01/2111		40	65

Univision Communications, Inc.
5.125% due 02/15/2025		1,900	1,804

Vale Overseas Ltd.
6.250% due 08/10/2026		3,500	4,143
6.875% due 11/21/2036		6,639	8,631
6.875% due 11/10/2039		1,300	1,713

Vale S.A.
3.750% due 01/10/2023	EUR	1,800	2,223

Verisk Analytics, Inc.
3.625% due 05/15/2050		$2,000	2,282

ViacomCBS, Inc.
4.900% due 08/15/2044		5,700	6,494

Virgin Australia Holdings Ltd.
8.125% due 11/15/2024 ^(c)		800	80

Virgin Media Secured Finance PLC
4.250% due 01/15/2030	GBP	2,100	2,680

Vmed O2 UK Financing PLC
4.250% due 01/31/2031		$1,800	1,839

VMware, Inc.
3.900% due 08/21/2027		400	447
4.700% due 05/15/2030		2,100	2,490

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Walgreen Co.
4.400% due 09/15/2042		$400	$422

Walgreens Boots Alliance, Inc.
4.800% due 11/18/2044		45	49

Walmart, Inc.
4.050% due 06/29/2048		100	131

Walt Disney Co.
3.500% due 05/13/2040		9,500	10,678

Waste Management, Inc.
4.150% due 07/15/2049		55	70

Williams Cos., Inc.
5.100% due 09/15/2045		400	451
6.300% due 04/15/2040		1,900	2,349

Woodside Finance Ltd.
3.650% due 03/05/2025		100	106
3.700% due 09/15/2026		1,300	1,399
3.700% due 03/15/2028		1,126	1,200

Wyndham Destinations, Inc.
4.625% due 03/01/2030		2,200	2,127

Wynn Macau Ltd.
5.500% due 01/15/2026		2,300	2,271
5.500% due 10/01/2027		13,700	13,323

Yara International ASA
3.148% due 06/04/2030		100	107
4.750% due 06/01/2028		1,100	1,289

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,186	1,293

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	120	1

Zimmer Biomet Holdings, Inc.
4.250% due 08/15/2035		$205	222
4.450% due 08/15/2045		2,106	2,342

Zoetis, Inc.
4.450% due 08/20/2048		1,225	1,612
4.700% due 02/01/2043		40	53

			1,307,219

UTILITIES 14.4%

AEP Texas, Inc.
4.150% due 05/01/2049		1,600	1,924

Alabama Power Co.
3.450% due 10/01/2049		2,100	2,394
4.150% due 08/15/2044		35	43

Ameren Illinois Co.
3.250% due 03/15/2050		1,000	1,127

American Electric Power Co., Inc.
3.200% due 11/13/2027		50	55

Arizona Public Service Co.
3.350% due 05/15/2050		1,500	1,653
3.500% due 12/01/2049		1,400	1,556
4.500% due 04/01/2042		700	876

AT&T, Inc.
3.500% due 09/15/2053		6,630	6,490
3.500% due 02/01/2061		900	858
3.550% due 09/15/2055		15,089	14,505
3.650% due 06/01/2051		9,500	9,641
3.650% due 09/15/2059		34,118	33,115
3.850% due 06/01/2060		14,500	14,807
4.300% due 12/15/2042		6,813	7,700
4.350% due 06/15/2045		2,752	3,093
4.500% due 03/09/2048		13,580	15,554
4.800% due 06/15/2044		2,574	3,067

Atmos Energy Corp.
4.125% due 10/15/2044		25	31
4.125% due 03/15/2049		30	38

Azure Power Solar Energy Pvt Ltd.
5.650% due 12/24/2024		3,900	4,070

Baltimore Gas & Electric Co.
3.200% due 09/15/2049		4,000	4,313

Bell Canada, Inc.
4.464% due 04/01/2048		105	130

Berkshire Hathaway Energy Co.
4.450% due 01/15/2049		8,370	10,677
5.150% due 11/15/2043		85	117

90	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

BG Energy Capital PLC
5.125% due 10/15/2041		$3,100	$3,980

Black Hills Corp.
3.050% due 10/15/2029		2,300	2,508
3.875% due 10/15/2049		1,900	2,128

British Telecommunications PLC
4.250% due 11/08/2049		2,400	2,717

Brooklyn Union Gas Co.
4.487% due 03/04/2049		1,200	1,543

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		4,800	4,812

Cleco Corporate Holdings LLC
4.973% due 05/01/2046		400	444

CNOOC Finance ULC
4.875% due 04/30/2044		75	101

Comision Federal de Electricidad
5.750% due 02/14/2042		55	61

Commonwealth Edison Co.
3.650% due 06/15/2046		55	65
4.000% due 03/01/2048		700	861

Consolidated Edison Co. of New York, Inc.
3.700% due 11/15/2059		1,700	1,952
4.500% due 05/15/2058		4,600	5,967
4.625% due 12/01/2054		40	52
4.650% due 12/01/2048		1,900	2,471

Consumers Energy Co.
4.050% due 05/15/2048		2,500	3,142

Dominion Energy, Inc.
5.950% due 06/15/2035		35	48

Drax Finco PLC
6.625% due 11/01/2025		3,200	3,336

DTE Electric Co.
4.050% due 05/15/2048		1,600	2,019

Duke Energy Carolinas LLC
3.200% due 08/15/2049		7,800	8,675
3.875% due 03/15/2046		80	97
3.950% due 03/15/2048		6,000	7,430

Duke Energy Corp.
3.950% due 08/15/2047		2,300	2,718
4.800% due 12/15/2045		85	108

Duke Energy Florida LLC
3.400% due 10/01/2046		55	62
4.200% due 07/15/2048		25	32

Duke Energy Progress LLC
3.600% due 09/15/2047		900	1,044

Duquesne Light Holdings, Inc.
2.532% due 10/01/2030		700	703

E.ON International Finance BV
6.650% due 04/30/2038		600	873

Edison International
5.750% due 06/15/2027		1,400	1,547

Electricite de France S.A.
4.950% due 10/13/2045		2,150	2,641

Emera U.S. Finance LP
4.750% due 06/15/2046		2,100	2,534

Enable Midstream Partners LP
5.000% due 05/15/2044		5,023	4,222

Enel Finance International NV
4.750% due 05/25/2047		3,000	3,719

Exelon Corp.
5.625% due 06/15/2035		200	266

Exelon Generation Co. LLC
5.600% due 06/15/2042		2,195	2,599

FirstEnergy Transmission LLC
5.450% due 07/15/2044		6,330	8,176

Florida Power & Light Co.
4.125% due 06/01/2048		120	157

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		2,100	2,199
6.000% due 11/27/2023		4,600	5,128

Gazprom OAO Via Gaz Capital S.A.
3.125% due 11/17/2023	EUR	2,600	3,204
4.250% due 04/06/2024	GBP	7,000	9,577

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.150% due 02/11/2026	$8,400	$9,378
6.510% due 03/07/2022	700	745

Georgia Power Co.
4.300% due 03/15/2042	80	96
4.750% due 09/01/2040	25	31

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,700	1,729

Gulf Power Co.
4.550% due 10/01/2044	4,000	4,849

Indiana Michigan Power Co.
4.250% due 08/15/2048	20	25
4.550% due 03/15/2046	400	512

IPALCO Enterprises, Inc.
4.250% due 05/01/2030	1,600	1,816

Jersey Central Power & Light Co.
6.150% due 06/01/2037	250	334

Kentucky Utilities Co.
4.375% due 10/01/2045	2,300	2,871

Louisville Gas & Electric Co.
4.250% due 04/01/2049	2,200	2,760

MidAmerican Energy Co.
3.650% due 08/01/2048	75	89
4.250% due 05/01/2046	3,450	4,341
4.250% due 07/15/2049	4,225	5,491

Mississippi Power Co.
4.250% due 03/15/2042	1,700	2,014

Monongahela Power Co.
5.400% due 12/15/2043	4,224	5,952

Nevada Power Co.
3.125% due 08/01/2050	5,300	5,693

New England Power Co.
3.800% due 12/05/2047	6,300	7,376

NGPL PipeCo LLC
7.768% due 12/15/2037	1,800	2,289

NiSource, Inc.
3.950% due 03/30/2048	1,245	1,450
4.375% due 05/15/2047	1,800	2,234
5.650% due 02/01/2045	500	692
5.800% due 02/01/2042	300	410

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	142	131

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	1,075	271

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	852	775

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(b)	5,415	609

Ohio Power Co.
4.000% due 06/01/2049	85	104

Oi S.A. (10.000% Cash or 12.000% PIK)
10.000% due 07/27/2025 (b)	4,000	3,875

Oncor Electric Delivery Co. LLC
3.800% due 06/01/2049	110	134

ONEOK, Inc.
4.950% due 07/13/2047	4,100	3,898
5.200% due 07/15/2048	2,450	2,361

Orange S.A.
5.375% due 01/13/2042	20	28
9.000% due 03/01/2031	715	1,167

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,400	2,292
3.300% due 08/01/2040	2,700	2,478
3.450% due 07/01/2025	400	419
3.500% due 08/01/2050	7,850	7,116
3.750% due 07/01/2028	2,400	2,499
3.950% due 12/01/2047	4,800	4,456
4.000% due 12/01/2046	100	94
4.500% due 07/01/2040	3,700	3,774
4.550% due 07/01/2030	5,700	6,191
4.650% due 08/01/2028	1,300	1,413
4.950% due 07/01/2050	2,100	2,254

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

PacifiCorp
4.125% due 01/15/2049		$3,700	$4,618
6.000% due 01/15/2039		90	130

Parsley Energy LLC
4.125% due 02/15/2028		1,100	1,037

Petrobras Global Finance BV
5.093% due 01/15/2030		1,935	2,036
6.250% due 12/14/2026	GBP	900	1,288
6.625% due 01/16/2034		150	213

Piedmont Natural Gas Co., Inc.
3.350% due 06/01/2050		$2,900	3,153
3.640% due 11/01/2046		1,000	1,139

Plains All American Pipeline LP
5.150% due 06/01/2042		6,154	5,817

PPL Capital Funding, Inc.
4.000% due 09/15/2047		1,700	1,958

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		4,000	3,923

Public Service Electric & Gas Co.
3.650% due 09/01/2028		25	29

Puget Energy, Inc.
4.100% due 06/15/2030		500	559

Puget Sound Energy, Inc.
4.223% due 06/15/2048		2,700	3,373

RCS & RDS S.A.
3.250% due 02/05/2028	EUR	3,600	4,038

Rio Oil Finance Trust
8.200% due 04/06/2028		$4,554	4,907
9.250% due 07/06/2024		2,580	2,819

San Diego Gas & Electric Co.
3.750% due 06/01/2047		1,895	2,185
4.100% due 06/15/2049		1,578	1,914
4.150% due 05/15/2048		2,795	3,407
4.500% due 08/15/2040		2,700	3,333

Saudi Electricity Global Sukuk Co.
5.500% due 04/08/2044		5,100	6,400

Sempra Energy
4.000% due 02/01/2048		925	1,043
6.000% due 10/15/2039		2,935	4,052

Shell International Finance BV
3.625% due 08/21/2042		1,000	1,094
3.750% due 09/12/2046		165	185
4.000% due 05/10/2046		110	128
4.550% due 08/12/2043		120	149

Southern California Edison Co.
3.600% due 02/01/2045		1,400	1,442
3.900% due 12/01/2041		3,800	3,909
3.900% due 03/15/2043		8,500	8,819
4.000% due 04/01/2047		6,900	7,400
4.050% due 03/15/2042		2,000	2,160
4.125% due 03/01/2048		700	768
4.650% due 10/01/2043		2,300	2,658
4.875% due 03/01/2049		1,000	1,212
5.950% due 02/01/2038		1,500	1,899
6.050% due 03/15/2039		4,500	5,809
6.650% due 04/01/2029		1,000	1,241

Southern California Gas Co.
3.750% due 09/15/2042		1,600	1,821
3.950% due 02/15/2050		3,500	4,270
4.300% due 01/15/2049		3,640	4,635
5.125% due 11/15/2040		300	389

Southern Co. Gas Capital Corp.
3.950% due 10/01/2046		50	56
4.400% due 05/30/2047		3,400	4,118

Southern Power Co.
4.950% due 12/15/2046		85	96
5.150% due 09/15/2041		65	77

Southwestern Electric Power Co.
6.200% due 03/15/2040		8,200	11,309

Sprint Corp.
7.250% due 09/15/2021		5,569	5,834

Tampa Electric Co.
4.450% due 06/15/2049		5,100	6,590

Transocean Poseidon Ltd.
6.875% due 02/01/2027		1,700	1,368

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Verizon Communications, Inc.
4.522% due 09/15/2048	$232	$305
4.862% due 08/21/2046	3,500	4,804
5.500% due 03/16/2047	2,700	4,079

Virginia Electric & Power Co.
3.800% due 09/15/2047	300	364

Vodafone Group PLC
4.875% due 06/19/2049	1,980	2,467
5.250% due 05/30/2048	5,150	6,650

Xcel Energy, Inc.
4.800% due 09/15/2041	40	50

		514,794

Total Corporate Bonds & Notes (Cost $2,500,206)		2,733,479

MUNICIPAL BONDS & NOTES 3.3%

CALIFORNIA 0.5%

California Infrastructure & Economic Development Bank Revenue Bonds, (BABs), Series 2010
6.486% due 05/15/2049	2,300	3,501

California State Public Works Board Revenue Bonds, (BABs), Series 2010
7.804% due 03/01/2035	2,600	3,975

California State University Revenue Bonds, (BABs), Series 2010
6.484% due 11/01/2041	700	1,064

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.488% due 08/01/2033	5,000	7,200

Sacramento Municipal Utility District, California Revenue Bonds, (BABs), Series 2009
6.322% due 05/15/2036	300	440

University of California Revenue Bonds, Series 2012
4.858% due 05/15/2112	40	58

		16,238

FLORIDA 0.2%

State Board of Administration Finance Corp., Florida Revenue Notes, Series 2020
1.705% due 07/01/2027	6,100	6,193

GEORGIA 0.4%

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	10,010	15,171

ILLINOIS 0.1%

Chicago, Illinois General Obligation Bonds, Series 2009
6.050% due 01/01/2029	995	1,030

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	400	505

Illinois Municipal Electric Agency Revenue Bonds, (BABs), Series 2009
6.832% due 02/01/2035	2,000	2,777

		4,312

INDIANA 0.0%

Indiana Finance Authority Revenue Bonds, (BABs), Series 2009
6.596% due 02/01/2039	800	1,229

MICHIGAN 0.0%

Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series 2006
7.309% due 06/01/2034	595	608

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW YORK 0.7%

New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2010
5.267% due 05/01/2027	$13,200	$15,991

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.310% due 08/01/2046	8,400	9,457

		25,448

OHIO 0.5%

American Municipal Power, Inc., Ohio Revenue Bonds, (BABs), Series 2010
6.270% due 02/15/2050	5,095	7,390
7.834% due 02/15/2041	4,990	8,398
8.084% due 02/15/2050	1,000	1,906

		17,694

PENNSYLVANIA 0.5%

Pennsylvania Economic Development Financing Authority Revenue Bonds, (BABs), Series 2010
6.532% due 06/15/2039	11,500	16,458

TENNESSEE 0.1%

Tennessee State School Bond Authority Revenue Bonds, Series 2010
4.848% due 09/15/2027	3,610	4,363

TEXAS 0.2%

Dallas Convention Center Hotel Development Corp., Texas Revenue Bonds, (BABs), Series 2009
7.088% due 01/01/2042	4,000	5,368

University of Texas System Revenue Bonds, Series 2017
3.354% due 08/15/2047	45	54

		5,422

VIRGINIA 0.1%

Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	3,075	3,175

WASHINGTON 0.0%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,100	1,402

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	930	996

Total Municipal Bonds & Notes (Cost $91,950)		118,709

U.S. GOVERNMENT AGENCIES 5.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049	173	184

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	33,050	34,025
2.500% due 11/01/2050	136,060	142,421

Total U.S. Government Agencies (Cost $176,656)		176,630

U.S. TREASURY OBLIGATIONS 22.2%

U.S. Treasury Bonds (m)
1.375% due 08/15/2050	88,900	86,997
2.000% due 02/15/2050	30,700	34,732
2.250% due 08/15/2049 (o)(q)	31,011	36,887
2.375% due 11/15/2049	44,626	54,498

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 08/15/2048 (o)	$168,500	$229,706
3.000% due 02/15/2049	194,636	266,119

U.S. Treasury Inflation Protected Securities (h)
0.375% due 01/15/2027 (o)	590	649
0.500% due 01/15/2028 (o)	6,312	7,086
1.000% due 02/15/2049 (m)	2,759	3,847

U.S. Treasury Notes
0.625% due 08/15/2030	70,623	70,220

Total U.S. Treasury Obligations (Cost $656,299)		790,741

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.6%

Banc of America Funding Trust
5.500% due 01/25/2036	229	212
5.750% due 03/25/2036	196	201

Bear Stearns Adjustable Rate Mortgage Trust
3.195% due 11/25/2034 ~	691	677

Bear Stearns ALT-A Trust
3.260% due 11/25/2034 ~	30	29

Chase Mortgage Finance Trust
3.346% due 12/25/2037 ^~	244	215

Citigroup Mortgage Loan Trust
0.388% due 11/25/2036 •	295	296

Countrywide Alternative Loan Trust
0.478% due 09/25/2035 •	403	306

Countrywide Home Loan Mortgage Pass-Through Trust
2.982% due 04/20/2035 ~	4	4

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058	2,088	2,106

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.288% due 07/25/2047 •	216	195

GSMPS Mortgage Loan Trust
0.498% due 03/25/2035 •	878	796

IndyMac Mortgage Loan Trust
0.448% due 07/25/2035 •	405	377

JPMorgan Mortgage Trust
2.999% due 11/25/2033 ~	8	8

Merrill Lynch Mortgage Investors Trust
2.847% due 05/25/2033 ~	9	9

NAAC Reperforming Loan REMIC Trust Certificates
0.598% due 02/25/2035 ^•	1,270	1,074

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	11,112	11,762

Nomura Asset Acceptance Corp. Alternative Loan Trust
1.218% due 02/25/2035 •	661	675
3.852% due 08/25/2035 ~	140	144

Residential Accredit Loans, Inc. Trust
3.907% due 02/25/2035 ^~	522	453

Residential Funding Mortgage Securities, Inc. Trust
4.287% due 02/25/2036 ^~	325	295

Sequoia Mortgage Trust
1.645% due 05/20/2034 •	651	644

Structured Adjustable Rate Mortgage Loan Trust
2.908% due 03/25/2034 ~	14	14

WaMu Mortgage Pass-Through Certificates Trust
0.588% due 07/25/2044 •	274	267
1.844% due 11/25/2041 ~	178	169

Total Non-Agency Mortgage-Backed Securities (Cost $19,923)		20,928

ASSET-BACKED SECURITIES 1.3%

ACE Securities Corp. Home Equity Loan Trust
0.943% due 01/25/2035 •	886	871

AIM Aviation Finance Ltd.
4.213% due 02/15/2040 þ	2,296	1,954

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «	915	911

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.823% due 07/25/2035 •	1,029	1,027
1.018% due 07/25/2034 •	343	342

92	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •		$1,937	$1,943

Bayview Financial Acquisition Trust
6.101% due 05/28/2037 þ		8	9

Bear Stearns Asset-Backed Securities Trust
0.568% due 12/25/2035 •		1,729	1,730
0.888% due 01/25/2034 •		3	3

ECAF Ltd.
4.947% due 06/15/2040		2,746	2,461

First Franklin Mortgage Loan Trust
0.883% due 09/25/2035 •		303	306

JPMorgan Mortgage Acquisition Corp.
0.628% due 12/25/2035 •		3,700	3,655

KDAC Aviation Finance Ltd.
4.212% due 12/15/2042		1,067	953

Labrador Aviation Finance Ltd.
4.300% due 01/15/2042		2,698	2,439

Lehman XS Trust
0.948% due 10/25/2035 •		136	136

MAPS Ltd.
4.212% due 05/15/2043		1,573	1,463

METAL LLC
4.581% due 10/15/2042		2,150	1,635

RAAC Trust
0.528% due 10/25/2046 •		102	101
0.628% due 03/25/2037 •		234	235

RBSSP Resecuritization Trust
0.335% due 11/26/2036 •		915	905

Residential Asset Mortgage Products Trust
0.398% due 08/25/2046 •		681	678

RR 7 Ltd.
1.625% due 01/15/2033 •		10,500	10,460

Sapphire Aviation Finance Ltd.
4.250% due 03/15/2040		2,162	2,016

Saxon Asset Securities Trust
0.943% due 03/25/2035 ^•		384	377

SLM Student Loan Trust
1.745% due 04/25/2023 •		2,336	2,295

Sprite Ltd.
4.250% due 12/15/2037		1,614	1,473

START Ireland
4.089% due 03/15/2044		858	808

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		775	777

Vertical Bridge Holdings LLC
2.636% due 09/15/2050 «		3,200	3,198

Total Asset-Backed Securities (Cost $46,051)			45,161

SOVEREIGN ISSUES 3.9%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	1,840	12

Argentine Republic Government International Bond
0.125% due 07/09/2041 þ		$16,048	6,399
0.125% due 07/09/2046 þ		172	66
1.000% due 07/09/2029		253	115

Chile Government International Bond
3.860% due 06/21/2047		40	48

Emirate of Abu Dhabi Government International Bond
2.700% due 09/02/2070		2,900	2,813
3.875% due 04/16/2050		3,400	4,165

Indonesia Government International Bond
4.200% due 10/15/2050		2,500	2,899

Mexico Government International Bond
4.500% due 01/31/2050		6,186	6,542
4.600% due 02/10/2048		4,100	4,370

Panama Government International Bond
4.500% due 05/15/2047		35	44

Peru Government International Bond
5.350% due 08/12/2040	PEN	5,000	1,378
5.400% due 08/12/2034		2,200	640

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.940% due 02/12/2029	PEN	59,700	$19,475
6.150% due 08/12/2032		28,400	9,046
6.350% due 08/12/2028		28,929	9,685
6.950% due 08/12/2031		1,000	340
8.200% due 08/12/2026		64,680	23,841

Qatar Government International Bond
3.750% due 04/16/2030		$1,500	1,741
4.817% due 03/14/2049		1,000	1,350

Russia Government International Bond
7.650% due 04/10/2030	RUB	1,746,300	24,889
8.500% due 09/17/2031		484,000	7,338

South Africa Government International Bond
5.750% due 09/30/2049		$9,000	7,662

Ukraine Government International Bond
7.375% due 09/25/2032		1,000	942
7.750% due 09/01/2021		2,000	2,053

Total Sovereign Issues (Cost $143,740)			137,853

		SHARES
COMMON STOCKS 0.0%

INDUSTRIALS 0.0%

Westmoreland Mining Holdings LLC «(d)(k)		32,402	243

Total Common Stocks (Cost $944)			243

WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «		184,136	0

UTILITIES 0.0%

Vistra Corp. - Exp. 02/02/2024		8,823	5

Total Warrants (Cost $23)			5

PREFERRED SECURITIES 6.4%

BANKING & FINANCE 4.3%

AgriBank FCB
6.875% (US0003M + 4.225%) due 01/01/2024 ~(h)		40,000	4,300

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		3,000,000	3,640

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)		9,700,000	11,382

Bank of America Corp.
4.300% due 01/28/2025 •(h)		5,000,000	4,856
5.125% due 06/20/2024 •(h)		2,500,000	2,575
5.875% due 03/15/2028 •(h)		400,000	432

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(h)		1,900,000	2,021

Charles Schwab Corp.
5.000% due 12/01/2027 •(h)		2,500,000	2,566
5.375% due 06/01/2025 •(h)		1,500,000	1,629

Citigroup, Inc.
4.700% due 01/30/2025 •(h)		4,800,000	4,647
5.000% due 09/12/2024 •(h)		3,000,000	2,991
5.950% due 05/15/2025 •(h)		7,000,000	7,347

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(h)		3,600,000	3,763

CoBank ACB
6.250% due 10/01/2026 •(h)		3,700,000	3,922

Depository Trust & Clearing Corp.
3.417% (US0003M + 3.167%) due 12/15/2020 ~(h)		8,250,000	7,427

Discover Financial Services
5.500% due 10/30/2027 •(h)		1,500,000	1,432
6.125% due 06/23/2025 •(h)		5,200,000	5,514

Goldman Sachs Group, Inc.
4.400% due 02/10/2025 •(h)		4,000,000	3,810

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(h)		400,000	738

HSBC Capital Funding LP
10.176% due 06/30/2030 •(h)		4,800,000	8,068

	SHARES	MARKET VALUE (000S)

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)	7,334,000	$7,037
4.000% due 04/01/2025 •(h)(l)	7,300,000	6,903
4.600% due 02/01/2025 •(h)	6,000,000	5,887
5.000% due 08/01/2024 •(h)	9,100,000	9,092
6.100% due 10/01/2024 •(h)	8,823,000	9,284
6.125% due 04/30/2024 •(h)	6,877,000	7,158

Nationwide Building Society
10.250% ~	6,800	1,435

Reinsurance Group of America, Inc.
6.200% (US0003M + 4.370%) due 09/15/2042 ~	54,575	1,425

State Street Corp.
5.625% due 12/15/2023 •(h)(l)	2,000,000	2,066
5.900% (US0003M + 3.108%) due 03/15/2024 ~(h)	22,800	631

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)	6,495,000	9,093

Truist Financial Corp.
5.100% due 03/01/2030 •(h)	1,200,000	1,300

U.S. Bancorp
5.300% due 04/15/2027 •(h)	3,600,000	3,895

Wachovia Capital Trust
5.570% due 11/02/2020 •(h)	1,180,000	1,181

Wells Fargo & Co.
4.750% due 03/15/2025 (h)	98,700	2,481
5.900% due 06/15/2024 •(h)	2,200,000	2,256

		154,184

INDUSTRIALS 0.9%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(h)	1,500,000	1,159
7.125% due 05/15/2030 •(h)	6,600,000	5,222

General Electric Co.
5.000% due 01/21/2021 •(h)	16,900,000	13,492

NBCUniversal Enterprise, Inc.
5.250% due 03/19/2021 (h)	11,000,000	11,124

		30,997

UTILITIES 1.2%

AT&T Mobility LLC
7.000% due 10/20/2022 «(h)(j)	1,148,058	31,057

AT&T, Inc.
2.875% due 03/02/2025 •(h)	1,500,000	1,703

CenterPoint Energy, Inc.
6.125% due 09/01/2023 •(h)	2,200,000	2,237

Entergy Arkansas LLC
4.750% due 06/01/2063	39,925	1,003

Entergy Texas, Inc.
5.625% due 06/01/2064	142,184	3,582

Sempra Energy
4.875% due 10/15/2025 •(h)	3,000,000	3,090

		42,672

Total Preferred Securities (Cost $228,430)		227,853

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (l) 0.0%
		1,238

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.0%
0.085% due 10/08/2020 (e)(f)(q)	$30	30

Total Short-Term Instruments (Cost $1,268)		1,268

Total Investments in Securities (Cost $3,966,620)		4,349,417

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III	15,239	$150

Total Short-Term Instruments (Cost $150)		150

Total Investments in Affiliates (Cost $150)		150

Total Investments 122.1% (Cost $3,966,770)		$4,349,567

Financial Derivative Instruments (n)(p) 0.1% (Cost or Premiums, net $(3,479))		3,527

Other Assets and Liabilities, net (22.2)%		(789,480)

Net Assets 100.0%		$3,563,614

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$31,052	$31,057	0.87%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	7,565	7,590	0.21
Morgan Stanley 7.500% due 04/02/2032	02/11/2020	9,637	10,107	0.28
Nissan Motor Acceptance Corp. 3.650% due 09/21/2021	09/13/2019	2,222	2,244	0.06
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	7,000	7,725	0.22
Westmoreland Mining Holdings LLC	12/08/2014	944	243	0.01

		$58,420	$58,966	1.65%

94	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,238	U.S. Treasury Notes 1.750% due 07/31/2021	$(1,263)	$1,238	$1,238

Total Repurchase Agreements						$(1,263)	$1,238	$1,238

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
AZD	0.170%	09/09/2020	10/08/2020		$(13,259)	$(13,260)
BOS	0.140	09/29/2020	10/01/2020		(75,137)	(75,137)
BRC	0.150	06/22/2020	TBD	(2)	(1,635)	(1,636)
JPS	0.000	08/19/2020	10/20/2020		(1,206)	(1,206)
	0.025	08/14/2020	10/20/2020		(641)	(641)
	0.110	08/28/2020	10/15/2020		(34,806)	(34,810)
SGY	0.150	09/28/2020	10/28/2020		(53,298)	(53,299)
STR	0.150	10/01/2020	10/02/2020		(450,861)	(450,861)
	0.160	09/30/2020	10/01/2020		(461,164)	(461,166)

Total Reverse Repurchase Agreements						$(1,092,016)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
NOM	0.110%	09/22/2020	10/06/2020	$(3,831)	$(3,831)

Total Sale-Buyback Transactions					$(3,831)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
AZD	$0	$(13,260)	$0	$(13,260)	$13,311	$51
BOS	0	(75,137)	0	(75,137)	74,177	(960)
BRC	0	(1,636)	0	(1,636)	1,759	123
FICC	1,238	0	0	1,238	(1,263)	(25)
JPS	0	(36,657)	0	(36,657)	36,508	(149)
SGY	0	(53,299)	0	(53,299)	52,487	(812)
STR	0	(912,027)	0	(912,027)	464,267	(447,760)

Master Securities Forward Transaction Agreement
NOM	0	0	(3,831)	(3,831)	3,847	16

Total Borrowings and Other Financing Transactions	$1,238	$(1,092,016)	$(3,831)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$(536,303)	$(101,369)	$0	$0	$(637,672)
Preferred Securities	0	(1,847)	0	(1,636)	(3,483)

Total	$(536,303)	$(103,216)	$0	$(1,636)	$(641,155)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(3,831)	$0	$0	$(3,831)

Total	$0	$(3,831)	$0	$0	$(3,831)

Total Borrowings	$(536,303)	$(107,047)	$0	$(1,636)	$(644,986)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(644,986)

(m)	Securities with an aggregate market value of $646,778 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(600,438) at a weighted average interest rate of 0.296%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(450,861) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 30-Year Bond December Futures	12/2020	187	$32,965	$(281)	$0	$(175)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	392	86,951	(1,351)	0	(784)

				$(1,632)	$0	$(959)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	411	$(57,347)	$(167)	$103	$0

Total Futures Contracts				$(1,799)	$103	$(959)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Caterpillar, Inc.	(1.000)%	Quarterly	12/20/2020	0.040%	$3,200	$(85)	$77	$(8)	$0	$0
Deere & Co.	(1.000)	Quarterly	12/20/2020	0.053	1,925	(51)	47	(4)	0	0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	2.536	1,400	(152)	92	(60)	0	(1)
Toll Brothers Finance Corp.	(1.000)	Quarterly	06/20/2024	1.030	3,800	5	(2)	3	0	(3)

						$(283)	$214	$(69)	$0	$(4)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
DISH DBS Corp.	5.000%	Quarterly	06/20/2023	2.705%	$	8,300	$(43)	$555	$512	$1	$0
Ford Motor Co.	5.000	Quarterly	12/20/2021	2.775		600	104	(87)	17	0	0
Ford Motor Co.	5.000	Quarterly	06/20/2022	3.012		1,400	263	(215)	48	0	(1)
Ford Motor Co.	5.000	Quarterly	12/20/2023	3.568		4,200	480	(294)	186	1	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2023	2.840		600	72	(32)	40	1	0
General Electric Co.	1.000	Quarterly	06/20/2023	0.987		1,400	8	(7)	1	0	(1)
General Electric Co.	1.000	Quarterly	06/20/2024	1.269		4,200	(93)	53	(40)	0	(3)
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		4,000	(63)	(5)	(68)	1	0

96	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
International Lease Finance Corp.	5.000%	Quarterly	12/20/2023	0.596%	$	1,200	$186	$(15)	$171	$1	$0
MetLife, Inc.	1.000	Quarterly	12/20/2024	0.422		3,900	66	30	96	2	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	4,950	(850)	(99)	(949)	0	(23)
Telefonica Emisiones S.A.	1.000	Quarterly	12/20/2024	0.750		3,200	70	(29)	41	5	0
Vodafone Group PLC	1.000	Quarterly	06/20/2024	0.536		3,400	32	39	71	1	0

							$232	$(106)	$126	$13	$(28)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-27 5-Year Index	1.000%	Quarterly	06/20/2022	$	1,504	$(44)	$34	$(10)	$0	$0
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022		1,598	(58)	40	(18)	1	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023		846	(17)	4	(13)	0	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023		4,324	(201)	102	(99)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024		20,492	(932)	439	(493)	12	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025		5,510	(492)	277	(215)	8	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025		3,200	(207)	4	(203)	6	0
CDX.HY-32 5-Year Index	5.000	Quarterly	06/20/2024		69,776	4,524	(1,103)	3,421	55	0
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024		2,581	(155)	291	136	3	0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		48,024	(379)	2,789	2,410	51	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		10,700	417	40	457	20	0
CDX.IG-33 5-Year Index	1.000	Quarterly	12/20/2024		148,550	2,465	(1,225)	1,240	100	0
CDX.IG-33 10-Year Index	1.000	Quarterly	12/20/2029		114,600	(608)	(903)	(1,511)	152	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025		303,700	(4,309)	6,468	2,159	119	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025		168,300	3,707	(138)	3,569	30	(47)
iTraxx Asia Ex-Japan 32 5-Year Index	1.000	Quarterly	12/20/2024		23,500	415	86	501	0	(8)
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	106,100	1,998	223	2,221	58	0

						$6,124	$7,428	$13,552	$615	$(55)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	09/16/2025	GBP	25,200	$5	$846	$851	$0	$(31)
Pay(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		45,300	1,191	328	1,519	0	(58)
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		75,100	(3,230)	(173)	(3,403)	204	0
Receive(6)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		9,600	(1,209)	481	(728)	79	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025	CAD	23,100	0	436	436	0	(7)
Pay	3-Month CAD-Bank Bill	1.235	Semi-Annual	03/04/2025		15,700	32	243	275	0	(5)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		12,500	(50)	835	785	0	(14)
Pay	3-Month CNY-CNREPOFIX	2.645	Quarterly	07/15/2025	CNY	49,600	0	7	7	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.620	Quarterly	07/16/2025		37,600	0	(2)	(2)	0	(4)
Pay	3-Month CNY-CNREPOFIX	2.611	Quarterly	08/04/2025		12,600	0	(2)	(2)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.605	Quarterly	08/07/2025		11,000	0	(2)	(2)	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.625	Quarterly	08/07/2025		11,000	0	0	0	0	(1)
Pay	3-Month CNY-CNREPOFIX	2.633	Quarterly	08/10/2025		16,300	0	0	0	0	(2)
Pay	3-Month USD-LIBOR	2.940	Semi-Annual	02/20/2022	$	50	0	2	2	0	0
Pay	3-Month USD-LIBOR	0.990	Semi-Annual	09/01/2050		5,900	(37)	(196)	(233)	0	(78)
Pay	3-Month USD-LIBOR	0.970	Semi-Annual	09/10/2050		5,200	(38)	(196)	(234)	0	(69)
Pay	3-Month USD-LIBOR	0.984	Semi-Annual	09/14/2050		5,800	(45)	(195)	(240)	0	(77)
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030	EUR	24,800	(1,076)	(335)	(1,411)	3	0
Receive(6)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		4,600	(841)	(197)	(1,038)	4	0
Pay	6-Month HUF-BBR	1.250	Annual	09/19/2023	HUF	9,471,700	60	(6)	54	17	0
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/18/2023	JPY	2,480,000	(1,121)	365	(756)	0	(10)
Receive	6-Month JPY-LIBOR	1.000	Semi-Annual	09/20/2024		2,666,300	(943)	(136)	(1,079)	0	(10)
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/20/2028		33,400	0	(8)	(8)	0	0
Pay	UKRPI	3.585	Maturity	10/15/2046	GBP	800	32	335	367	0	(32)

							$(7,270)	$2,430	$(4,840)	$307	$(404)

Total Swap Agreements							$(1,197)	$9,966	$8,769	$935	$(491)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$103	$935	$1,038	$0	$ (959)	$ (491)	$ (1,450)

(o)

Securities with an aggregate market value of $39,567 and cash of $24,333 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	1,834		$237	$0	$0

BOA	12/2020	CNH	1,273		183	0	(4)

BPS	10/2020	JPY	3,954,035		37,451	0	(41)
	10/2020	RUB	317,785		4,451	365	0
	10/2020		$7,479	JPY	792,882	39	0
	11/2020		37,465		3,954,035	40	0
	11/2020		3,350	PLN	12,622	0	(84)

BRC	10/2020	MXN	24,600		$1,129	19	0
	12/2020		$3,050	MXN	69,433	65	0

CBK	10/2020	GBP	34,629		$45,768	1,085	0
	10/2020	MXN	89,877		4,053	0	(3)
	10/2020	PEN	18,421		5,198	86	0
	10/2020	RUB	738,980		10,252	750	0
	12/2020	PEN	165,334		46,710	838	0
	01/2021		1,929		547	12	0
	02/2021		$2,302	MXN	52,863	54	0
	03/2021	PEN	15,700		$4,384	32	0
	03/2021		$3,982	MXN	89,877	2	0

FBF	12/2020		4,911	IDR	73,647,655	2	0

GLM	10/2020	PEN	4,033		$1,132	13	0
	10/2020	RUB	223,637		3,100	225	0
	11/2020		190,882		2,576	128	0

HUS	10/2020	EUR	27,239		32,456	519	0
	10/2020	GBP	1,051		1,359	3	0

98	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$33,168	GBP	25,782	$100	$0
	10/2020		5,829	JPY	619,615	46	0
	10/2020		5,193	PEN	18,421	0	(81)
	11/2020	GBP	25,782		$33,173	0	(100)
	12/2020		$181	CNY	1,268	5	0
	01/2021	PEN	18,421		$5,185	76	0

JPM	10/2020		$5,033	MXN	114,477	133	0
	11/2020		463		10,526	11	0
	12/2020		8,416	COP	30,933,206	0	(360)

MYI	10/2020		11,564	GBP	8,968	7	0
	10/2020		7,234	JPY	767,118	40	0
	11/2020		6,345	PLN	23,847	0	(175)

SCX	10/2020		38	HUF	11,837	0	0
	11/2020	EUR	27,239		$31,963	5	0

SOG	11/2020	RUB	182,342		2,451	113	0

SSB	10/2020		$1,953	BRL	10,959	0	(1)

TOR	10/2020	BRL	10,959		$1,939	0	(13)
	10/2020		$1,943	BRL	10,959	9	0
	10/2020		6,626	JPY	702,372	34	0
	11/2020		1,937	BRL	10,959	13	0

UAG	10/2020		1,235	GBP	930	0	(34)
	10/2020		10,088	JPY	1,072,048	77	0
	11/2020	RUB	263,597		$3,541	161	0

Total Forward Foreign Currency Contracts						$5,107	$(896)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000%	11/18/2020	3,700	$(20)	$(28)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	9,100	(8)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	24,500	(29)	(56)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	17,900	(32)	(21)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	7,000	(12)	(20)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	4,400	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	17,600	(16)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	4,400	(5)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	9,100	(15)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	8,500	(12)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,700	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,000	(4)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	9,400	(7)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,000	(9)	(16)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	9,400	(12)	(22)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	3,200	(6)	(5)

BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	11,000	(76)	(100)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	25,300	(44)	(30)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	6,800	(8)	(23)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	3,600	(3)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	6,300	(13)	(26)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	3,600	(5)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	10,300	(29)	(61)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	3,600	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,200	(4)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	4,200	(6)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	3,300	(4)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	3,600	(4)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	4,200	(6)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	4,200	(7)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,500	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,500	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	3,000	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	4,700	(4)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	3,000	(4)	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850%	12/16/2020	4,700	$(6)	$(11)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	5,000	(11)	(11)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,900	(7)	(25)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	6,800	(16)	(13)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	8,600	(7)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	3,100	(4)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	6,500	(11)	(27)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	3,900	(4)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	7,900	(7)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	3,900	(3)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	3,500	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	7,900	(19)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,000	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,000	(8)	(16)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	8,500	(17)	(16)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,000	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	4,200	(7)	(18)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,000	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	7,400	(8)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	7,400	(8)	(15)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	5,000	(7)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	4,300	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	4,300	(9)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	3,800	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,800	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,200	(4)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,200	(10)	(17)

GST	Put - OTC CDX.HY-34 5-Year Index	Sell	99.000	11/18/2020	3,700	(20)	(28)
	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	3,700	(21)	(34)
	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	2,200	(14)	(14)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	4,400	(3)	(3)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	11,100	(8)	(13)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	8,500	(7)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	3,000	(3)	(13)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	10,600	(12)	(24)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,900	(3)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	11,600	(23)	(48)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	7,400	(11)	(20)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	7,400	(12)	(15)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	6,500	(5)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	10,000	(8)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	3,700	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,300	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	3,700	(3)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	4,300	(7)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	6,500	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	6,500	(7)	(7)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	6,500	(12)	(14)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,400	(5)	(14)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	8,000	(7)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	8,900	(12)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	8,900	(18)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	8,000	(20)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	3,200	(7)	(15)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	8,000	(6)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	8,000	(14)	(15)

						$ (903)	$ (981)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Floor - OTC CPURNSA	218.011	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	10/13/2020	2,900	$(28)	$0

100	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.880%	10/01/2020	5,200	$(36)	$0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.200	10/01/2020	5,200	(39)	(1)

GLM	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.874	10/08/2020	4,400	(42)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.214	10/08/2020	4,400	(42)	(17)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.910	10/13/2020	4,600	(37)	(2)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.230	10/13/2020	4,600	(37)	(20)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/16/2020	4,800	(35)	(8)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/16/2020	4,800	(35)	(19)

MYC	Call - OTC 30-Year Interest Rate Swap		Receive	0.860	12/30/2020	5,100	(88)	(80)
	Put - OTC 30-Year Interest Rate Swap		Pay	1.400	12/30/2020	5,100	(88)	(101)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.920	10/14/2020	5,200	(45)	(3)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.190	10/14/2020	5,200	(46)	(41)

NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.950	10/23/2020	5,400	(33)	(14)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.250	10/23/2020	5,400	(33)	(37)

							$(636)	$(343)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$102.141	11/05/2020	4,900	$(37)	$(12)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	4,600	(30)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	3,000	(22)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	4,000	(31)	(24)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	4,400	(19)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	4,300	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	4,300	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	5,400	(17)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	3,400	(11)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	3,900	(16)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	3,900	(16)	(4)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	2,000	(8)	(2)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	3,500	(20)	(16)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	3,000	(13)	(29)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	2,500	(10)	(10)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	3,000	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	1,600	(11)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	2,200	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	4,300	(15)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	2,100	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	4,700	(15)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	4,100	(13)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	4,300	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	1,900	(6)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	2,000	(9)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	2,500	(18)	(23)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	2,500	(18)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	2,000	(6)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	1,900	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	2,300	(9)	(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	2,300	(5)	(5)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	3,600	(20)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	3,600	(17)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	1,000	(2)	0

					$(480)	$(214)

Total Written Options					$(2,047)	$(1,538)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	0.892%	$2,800	$(26)	$41	$15	$0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	3,400	(91)	50	0	(41)

BPS	CNOOC Finance Ltd.	1.000	Quarterly	12/20/2024	0.479	2,500	49	7	56	0
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	2,500	(30)	33	3	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	1,900	(31)	23	0	(8)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	1,000	(61)	(45)	0	(106)
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.501	1,700	19	17	36	0

BRC	Alibaba Group Holding Ltd.	1.000	Quarterly	12/20/2024	0.488	5,800	70	57	127	0
	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.667	2,600	(15)	52	37	0
	CNAC HK Finbridge Co. Ltd.	1.000	Quarterly	12/20/2024	1.040	2,200	(42)	39	0	(3)
	CNOOC Finance Ltd.	1.000	Quarterly	12/20/2024	0.479	9,400	166	43	209	0
	Huarong Finance Co. Ltd.	1.000	Quarterly	12/20/2024	1.072	1,600	(58)	54	0	(4)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	3,000	(30)	46	16	0
	Pertamina Persero PT	1.000	Quarterly	12/20/2024	1.019	2,700	(27)	26	0	(1)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	400	(21)	(21)	0	(42)
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	2,000	29	15	44	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	500	(19)	(18)	0	(37)
	State Grid Overseas Investment Ltd.	1.000	Quarterly	12/20/2024	0.493	2,200	33	14	47	0
	Tencent Holdings Ltd.	1.000	Quarterly	12/20/2024	0.501	3,500	34	40	74	0

CBK	AXA Equitable Holdings, Inc.	1.000	Quarterly	06/20/2023	0.826	1,400	(38)	45	7	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	500	(5)	3	0	(2)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	1,400	5	(18)	0	(13)
	Italy Government International Bond	1.000	Quarterly	12/20/2021	0.345	26,000	(765)	982	217	0
	Italy Government International Bond	1.000	Quarterly	06/20/2022	0.699	2,300	(64)	77	13	0
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268	400	(10)	5	0	(5)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	3,000	(178)	(141)	0	(319)

DUB	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	900	(1)	8	7	0

FBF	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	5,000	(49)	75	26	0

GLM	Italy Government International Bond	1.000	Quarterly	06/20/2025	0.892	7,200	(81)	119	38	0

GST	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	700	(6)	8	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	2,400	(42)	44	2	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	2,800	(23)	(3)	0	(26)
	Petroleos Mexicanos	1.000	Quarterly	06/20/2023	5.226	2,700	(244)	(43)	0	(287)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	900	(1)	8	7	0
	Sinopec Group Overseas Development Ltd.	1.000	Quarterly	12/20/2024	0.479	1,200	20	7	27	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2024	2.885	2,700	(108)	(94)	0	(202)

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	7,700	(122)	129	7	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	4,400	(59)	40	0	(19)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	2.181	3,300	(327)	224	0	(103)

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	12,700	(237)	249	12	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	1,800	(29)	21	0	(8)
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	06/20/2024	0.401	3,400	47	30	77	0
	NextEra Energy Capital Holdings, Inc.	1.000	Quarterly	12/20/2024	0.458	1,700	23	16	39	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2023	2.181	1,700	(171)	118	0	(53)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2025	0.844	1,200	0	9	9	0
	Southern Co.	1.000	Quarterly	12/20/2022	0.126	3,500	43	27	70	0

102	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
MYC	Consolidated Edison Co. of New York, Inc.	1.000%	Quarterly	12/20/2024	0.422%	$3,400	$66	$18	$84	$0
	Entergy Corp.	1.000	Quarterly	03/20/2021	0.027	2,500	(271)	283	12	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	11,200	(75)	(29)	0	(104)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	7,400	(102)	(81)	0	(183)

NGF	Baidu, Inc.	1.000	Quarterly	12/20/2024	0.667	1,800	0	26	26	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	7,550	(139)	146	7	0

							$(2,994)	$2,781	$1,353	$(1,566)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	CDX.HY-25 5-Year Index 25-35%	5.000%	Quarterly	12/20/2020	$	900	$23	$(12)	$11	$0
	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021		2,000	304	(200)	104	0

BPS	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,100	128	(56)	72	0

BRC	iTraxx Japan 34 5-Year Index	1.000	Quarterly	12/20/2025	JPY	27,600	4	0	4	0

CBK	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	250	20	(7)	13	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		1,600	166	(61)	105	0
	iTraxx Japan 34 5-Year Index	1.000	Quarterly	12/20/2025	JPY	7,820	1	0	1	0

GST	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	2,500	211	(81)	130	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		1,300	180	(86)	94	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		4,800	571	(256)	315	0
	iTraxx Japan 34 5-Year Index	1.000	Quarterly	12/20/2025	JPY	19,677	3	0	3	0

JPM	CDX.HY-27 5-Year Index 25-35%	5.000	Quarterly	12/20/2021	$	150	13	(5)	8	0
	CDX.HY-29 5-Year Index 25-35%	5.000	Quarterly	12/20/2022		100	16	(9)	7	0
	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023		7,900	970	(452)	518	0
	iTraxx Japan 33 5-Year Index	1.000	Quarterly	06/20/2025	JPY	27,810	(4)	9	5	0
	iTraxx Japan 34 5-Year Index	1.000	Quarterly	12/20/2025		61,900	10	0	10	0

MYC	CDX.HY-31 5-Year Index 25-35%	5.000	Quarterly	12/20/2023	$	1,200	143	(64)	79	0

							$2,759	$(1,280)	$1,479	$0

Total Swap Agreements							$(235)	$1,501	$2,832	$(1,566)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$130	$130	$(4)	$(192)	$(41)	$(237)	$(107)	$0	$(107)
BPS	444	0	167	611	(125)	(302)	(114)	(541)	70	0	70
BRC	84	0	558	642	0	(38)	(87)	(125)	517	(520)	(3)
CBK	2,859	0	356	3,215	(3)	0	(339)	(342)	2,873	(3,222)	(349)
DUB	0	0	7	7	0	(71)	0	(71)	(64)	(20)	(84)
FAR	0	0	0	0	0	(76)	0	(76)	(76)	0	(76)
FBF	2	0	26	28	0	(73)	0	(73)	(45)	0	(45)
GLM	366	0	38	404	0	(66)	0	(66)	338	(260)	78
GST	0	0	580	580	0	(250)	(515)	(765)	(185)	278	93
HUS	749	0	7	756	(181)	0	(122)	(303)	453	(560)	(107)
JPM	144	0	755	899	(360)	(138)	(61)	(559)	340	(190)	150
MYC	0	0	175	175	0	(263)	(287)	(550)	(375)	(111)	(486)
MYI	47	0	0	47	(175)	0	0	(175)	(128)	391	263
NGF	0	0	33	33	0	(51)	0	(51)	(18)	0	(18)
SAL	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
SCX	5	0	0	5	0	0	0	0	5	0	5
SOG	113	0	0	113	0	0	0	0	113	0	113
SSB	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
TOR	56	0	0	56	(13)	0	0	(13)	43	0	43
UAG	238	0	0	238	(34)	0	0	(34)	204	(260)	(56)

Total Over the Counter	$5,107	$0	$2,832	$7,939	$(896)	$(1,538)	$(1,566)	$(4,000)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

(q)

Securities with an aggregate market value of $978 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$103	$103
Swap Agreements	0	628	0	0	307	935

	$0	$628	$0	$0	$410	$1,038

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,107	$0	$5,107
Swap Agreements	0	2,832	0	0	0	2,832

	$0	$2,832	$0	$5,107	$0	$7,939

	$0	$3,460	$0	$5,107	$410	$8,977

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$959	$959
Swap Agreements	0	87	0	0	404	491

	$0	$87	$0	$0	$1,363	$1,450

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$896	$0	$896
Written Options	0	981	0	0	557	1,538
Swap Agreements	0	1,566	0	0	0	1,566

	$0	$2,547	$0	$896	$557	$4,000

	$0	$2,634	$0	$896	$1,920	$5,450

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(18)	$(18)
Futures	0	0	0	0	11,283	11,283
Swap Agreements	0	(21,153)	0	0	(30,023)	(51,176)

	$0	$(21,153)	$0	$0	$(18,758)	$(39,911)

104	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,928)	$0	$(1,928)
Purchased Options	0	0	0	0	(8)	(8)
Written Options	0	482	0	0	1,786	2,268
Swap Agreements	0	1,525	0	0	19	1,544

	$0	$2,007	$0	$(1,928)	$1,797	$1,876

	$0	$(19,146)	$0	$(1,928)	$(16,961)	$(38,035)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(63)	$(63)
Futures	0	0	0	0	(10,260)	(10,260)
Swap Agreements	0	48,844	0	0	29,270	78,114

	$0	$48,844	$0	$0	$18,947	$67,791

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,589	$0	$2,589
Purchased Options	0	0	0	0	11	11
Written Options	0	3,415	0	0	471	3,886
Swap Agreements	0	6,768	0	0	0	6,768

	$0	$10,183	$0	$2,589	$482	$13,254

	$0	$59,027	$0	$2,589	$19,429	$81,045

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$990	$56,172	$39,385	$96,547
Corporate Bonds & Notes
Banking & Finance	0	903,741	7,725	911,466
Industrials	0	1,305,926	1,293	1,307,219
Utilities	0	514,794	0	514,794
Municipal Bonds & Notes
California	0	16,238	0	16,238
Florida	0	6,193	0	6,193
Georgia	0	15,171	0	15,171
Illinois	0	4,312	0	4,312
Indiana	0	1,229	0	1,229
Michigan	0	608	0	608
New York	0	25,448	0	25,448
Ohio	0	17,694	0	17,694
Pennsylvania	0	16,458	0	16,458
Tennessee	0	4,363	0	4,363
Texas	0	5,422	0	5,422
Virginia	0	3,175	0	3,175
Washington	0	1,402	0	1,402
West Virginia	0	996	0	996
U.S. Government Agencies	0	176,630	0	176,630
U.S. Treasury Obligations	0	790,741	0	790,741
Non-Agency Mortgage-Backed Securities	0	20,928	0	20,928
Asset-Backed Securities	0	41,052	4,109	45,161
Sovereign Issues	0	137,853	0	137,853
Common Stocks
Industrials	0	0	243	243
Warrants
Utilities	5	0	0	5
Preferred Securities
Banking & Finance	4,537	149,647	0	154,184

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Industrials	$0	$30,997	$0	$30,997
Utilities	4,585	7,030	31,057	42,672
Short-Term Instruments
Repurchase Agreements	0	1,238	0	1,238
U.S. Treasury Bills	0	30	0	30

	$10,117	$4,255,488	$83,812	$4,349,417

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$150	$0	$0	$150

Total Investments	$10,267	$4,255,488	$83,812	$4,349,567

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	103	935	0	1,038
Over the counter	0	7,939	0	7,939

	$103	$8,874	$0	$8,977

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(959)	(491)	0	(1,450)
Over the counter	(14)	(3,947)	(39)	(4,000)

	$(973)	$(4,438)	$(39)	$(5,450)

Total Financial Derivative Instruments	$(870)	$4,436	$(39)	$3,527

Totals	$9,397	$4,259,924	$83,773	$4,353,094

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO Long-Term Credit Bond Fund (Cont.)

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$55,105	$0	$(6,215)	$24	$(1)	$731	$579	$(10,838)	$39,385	$630
Corporate Bonds & Notes
Banking & Finance	7,903	0	0	0	0	(178)	0	0	7,725	(178)
Industrials	1,387	0	(32)	0	0	(62)	0	0	1,293	(58)
Asset-Backed Securities	0	3,200	(648)	(1)	(2)	(111)	1,671	0	4,109	(68)
Common Stocks
Industrials	276	0	0	0	0	(33)	0	0	243	(32)
Preferred Securities
Utilities	0	31,053	0	0	0	4	0	0	31,057	4

	$64,671	$34,253	$(6,895)	$23	$(3)	$351	$2,250	$(10,838)	$83,812	$298

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(23)	$0	$0	$(16)	$0	$0	$(39)	$(16)

Totals	$64,671	$34,253	$(6,918)	$23	$(3)	$335	$2,250	$(10,838)	$83,773	$282

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$30,101	Proxy Pricing	Base Price	99.870-100.750	100.202
	9,284	Third Party Vendor	Broker Quote	78.000-100.100	90.680
Corporate Bonds & Notes
Banking & Finance	7,725	Reference Instrument	Option Adjusted Spread	666.300 bps
Industrials	1,293	Proxy Pricing	Base Price	109.030	—
Asset-Backed Securities	4,109	Proxy Pricing	Base Price	100.000-100.067	100.015
Common Stocks
Industrials	243	Other Valuation Techniques(2)	—	—	—
Preferred Securities
Utilities	31,057	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(29)	Indicative Market Quotation	Broker Quote	0.967	—
	(10)	Other Valuation Techniques(2)	—	—	—

Total	$83,773

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

106	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Income Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 147.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.5%

Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$1,289	$1,256

Al Convoy (Luxembourg) SARL
3.750% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	1,000	1,155
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		$318	316

Alphabet Holding Co., Inc.
3.647% (LIBOR03M + 3.500%) due 09/26/2024 ~		97	95

Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		1,376	1,339

Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~		396	397
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		198	199

API Group, Inc.
2.647% (LIBOR03M + 2.500%) due 10/01/2026 ~		3,077	3,019

Aramark Services, Inc.
1.897% (LIBOR03M + 1.750%) due 03/11/2025 ~		93	90

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		274	271

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		759	730

Axalta Coating Systems U.S. Holdings, Inc.
1.970% (LIBOR03M + 1.750%) due 06/01/2024 ~		60	58

Banijay Entertainment S.A.S
3.907% (LIBOR03M + 3.750%) due 03/01/2025 «~		204	200

Bausch Health Cos., Inc.
2.901% (LIBOR03M + 2.750%) due 11/27/2025 ~		440	431
3.151% (LIBOR03M + 3.000%) due 06/02/2025 ~		273	269

Beacon Roofing Supply, Inc.
2.397% (LIBOR03M + 2.250%) due 01/02/2025 ~		78	76

BWAY Holding Co.
3.523% (LIBOR03M + 3.250%) due 04/03/2024 ~		68	64

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		10,917	10,260
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~		8,000	7,766

Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~		298	294

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		11,671	11,836

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		7,834	7,541

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		1,711	1,677

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		3,899	3,754

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		46	45

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		$4,046	$4,033

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		1,910	1,910

Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		9,427	8,478

Elanco Animal Health, Inc.
1.905% (LIBOR03M + 1.750%) due 08/01/2027 ~		1,524	1,485

Emerald TopCo, Inc.
3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		985	952

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		5,156	3,719

EyeCare Partners LLC
3.750% due 02/18/2027 µ		132	125
3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~		562	531

Forest City Enterprises LP
3.647% (LIBOR03M + 3.500%) due 12/08/2025 ~		690	675

Froneri International PLC
2.397% (LIBOR03M + 2.250%) due 01/31/2027 ~		1,208	1,166
2.625% (EUR003M + 2.625%) due 01/31/2027 ~	EUR	1,400	1,599

Frontier Communications Corp.
6.000% (PRIME + 2.750%) due 06/15/2024 ~		$7,806	7,709

Gardner Denver, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		647	627

Gates Global LLC
3.750% (LIBOR03M + 2.750%) due 04/01/2024 ~		813	802

Genesee & Wyoming, Inc.
2.220% (LIBOR03M + 2.000%) due 12/30/2026 ~		1,182	1,165

Gray Television, Inc.
2.655% (LIBOR03M + 2.500%) due 01/02/2026 ~		425	418

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~		4,007	3,883

Illuminate Buyer LLC
4.147% (LIBOR03M + 4.000%) due 06/16/2027 ~		2,000	1,988

Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		1,199	1,162

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ		4,099	4,182
8.000% (PRIME + 4.750%) due 11/27/2023 ~		13,589	13,694
8.625% due 01/02/2024		225	228

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		98	93

Jefferies Finance LLC
3.397% - 3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		418	408

Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~		690	666

McDermott Technology Americas, Inc.
3.147% (LIBOR03M + 3.000%) due 06/30/2024 «~		156	136
4.147% (LIBOR03M + 4.000%) due 06/30/2025 ~		552	450

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Meredith Corp.
2.647% (LIBOR03M + 2.500%) due 01/31/2025 ~		$58	$56

Messer Industrie GmbH
2.720% (LIBOR03M + 2.500%) due 03/01/2026 ~		1,710	1,681

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~		165	162

Nascar Holdings, Inc.
2.895% (LIBOR03M + 2.750%) due 10/19/2026 ~		1,250	1,227

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		3,969	3,919

Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		8,775	9,045

Nielsen Finance LLC
2.154% (LIBOR03M + 2.000%) due 10/04/2023 ~		96	95

Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~		18,992	18,241

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~		88	85

PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		22,041	22,017

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~		394	350

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		2,100	2,098

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	11,929	13,833
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~		$3,711	3,680

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		600	584

Reynolds Consumer Products LLC
1.896% (LIBOR03M + 1.750%) due 02/04/2027 ~		1,718	1,698

RPI Intermediate Finance Trust
1.897% (LIBOR03M + 1.750%) due 02/11/2027 ~		17	17

SBA Senior Finance LLC
1.900% (LIBOR03M + 1.750%) due 04/11/2025 ~		98	96

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		15,396	14,684

Sequa Mezzanine Holdings LLC (5.000% Cash and 6.750% PIK)
11.750% (LIBOR03M + 4.000%) due 04/28/2024 «~(b)		1,703	1,363

Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	690	788

Sinclair Television Group, Inc.
2.647% (LIBOR03M + 2.500%) due 09/30/2026 ~		$1,403	1,374

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		1,477	1,473

SS&C Technologies Holdings Europe SARL
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		218	212

SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		295	287

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~	$1,181	$1,146

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,600	5,606
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~	5,600	5,606

Sunshine Luxembourg SARL
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~	15,207	15,151

Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~	1,185	923

T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~	2,494	2,495

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~	917	895

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	5,696	5,498

Valaris PLC
TBD% due 08/17/2021 «	300	299

VFH Parent LLC
3.151% (LIBOR03M + 3.000%) due 03/01/2026 ~	494	491

Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~	41	39

Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (b)	214	125

Whatabrands LLC
2.906% (LIBOR03M + 2.750%) due 07/31/2026 ~	531	520

Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~	45	44

Wyndham Hotels & Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 05/30/2025 ~	196	189

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~	5,572	5,420

Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038	3,680	3,279

Total Loan Participations and Assignments (Cost $265,434)		262,213

CORPORATE BONDS & NOTES 36.9%

BANKING & FINANCE 18.5%

AerCap Ireland Capital DAC
3.300% due 01/23/2023	700	703
4.125% due 07/03/2023	445	454
4.450% due 12/16/2021	9,350	9,555
4.625% due 07/01/2022	200	205
5.000% due 10/01/2021	3,750	3,866

AIB Group PLC
4.263% due 04/10/2025 •	5,000	5,382
4.750% due 10/12/2023	600	653

Air Lease Corp.
2.500% due 03/01/2021	7,675	7,722

Aircastle Ltd.
5.125% due 03/15/2021	2,140	2,171

Ally Financial, Inc.
3.875% due 05/21/2024	1,280	1,365
4.125% due 02/13/2022	1,300	1,349
4.250% due 04/15/2021	5,572	5,668
4.625% due 05/19/2022	576	605
8.000% due 11/01/2031	164	222

Ambac LSNI LLC
6.000% due 02/12/2023 •	4,599	4,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aon Corp.
2.800% due 05/15/2030		$1,108	$1,199

Assurant, Inc.
4.200% due 09/27/2023		46	49

Aviation Capital Group LLC
2.875% due 01/20/2022		4,308	4,276
7.125% due 10/15/2020		200	201

Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		2,169	1,992
3.250% due 02/15/2027		490	438
3.625% due 05/01/2022		1,391	1,368
3.950% due 07/01/2024		2,630	2,500
5.125% due 10/01/2023		3,415	3,428
5.500% due 01/15/2023		3,456	3,490

Banco Bradesco S.A.
2.850% due 01/27/2023		2,301	2,333
3.200% due 01/27/2025		1,800	1,837

Banco BTG Pactual S.A.
4.500% due 01/10/2025		2,100	2,147

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	7,100	2,068

Banco Santander S.A.
3.848% due 04/12/2023		$200	214

Bank of Ireland Group PLC
4.500% due 11/25/2023		21,652	23,451

Banque PSA Finance S.A.
5.750% due 04/04/2021		82	84

Barclays Bank PLC
7.625% due 11/21/2022 (j)		8,910	9,804
10.179% due 06/12/2021		3,100	3,262

Barclays PLC
0.750% due 06/09/2025 •	EUR	5,900	6,880
1.660% (US0003M + 1.380%) due 05/16/2024 ~		$1,600	1,605
1.710% (US0003M + 1.430%) due 02/15/2023 ~		2,000	2,010
1.893% due 06/15/2023 ~	AUD	1,000	716
3.125% due 01/17/2024	GBP	600	815
3.250% due 01/17/2033		300	414
3.375% due 04/02/2025 •	EUR	11,100	14,141
3.932% due 05/07/2025 •		$14,800	15,949
4.338% due 05/16/2024 •		1,900	2,040
4.610% due 02/15/2023 •		2,000	2,094
6.125% due 12/15/2025 •(i)(j)		3,600	3,658
6.375% due 12/15/2025 •(i)(j)	GBP	200	256
7.125% due 06/15/2025 •(i)(j)		2,400	3,237
7.250% due 03/15/2023 •(i)(j)		1,940	2,560
7.750% due 09/15/2023 •(i)(j)		$7,290	7,536
7.875% due 09/15/2022 •(i)(j)	GBP	200	264
8.000% due 12/15/2020 •(i)(j)	EUR	25,985	30,828
8.000% due 06/15/2024 •(i)(j)		$4,000	4,262

BGC Partners, Inc.
3.750% due 10/01/2024		640	643

BNP Paribas S.A.
4.400% due 08/14/2028		400	470
6.750% due 03/14/2022 •(i)(j)		1,400	1,444
7.625% due 03/30/2021 •(i)(j)		2,500	2,545

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~		550	549
1.358% (US0003M + 1.125%) due 09/26/2023 ~		400	392

Brighthouse Financial, Inc.
3.700% due 06/22/2027		47	49

Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		3,600	3,556

Brookfield Finance, Inc.
4.700% due 09/20/2047		240	280

Cantor Fitzgerald LP
4.875% due 05/01/2024		192	210
6.500% due 06/17/2022		13,100	14,141

CBL & Associates LP
4.600% due 10/15/2024 ^(c)		31	12

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.950% due 12/15/2026 ^(c)		$988	$373

CIT Bank N.A.
2.969% due 09/27/2025 •		1,300	1,292

CIT Group, Inc.
4.125% due 03/09/2021		4,110	4,119
5.000% due 08/15/2022		7,328	7,568
5.000% due 08/01/2023		1,815	1,886

Citigroup, Inc.
1.676% (US0003M + 1.430%) due 09/01/2023 ~		570	580

CNH Industrial Capital LLC
3.875% due 10/15/2021		20	21

Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		670	687

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	19,800	23,992

Credit Agricole S.A.
1.284% (US0003M + 1.020%) due 04/24/2023 ~		$250	252

Credit Suisse AG
6.500% due 08/08/2023 (j)		3,400	3,863

Credit Suisse Group AG
2.593% due 09/11/2025 •		2,600	2,715
3.574% due 01/09/2023		500	517
6.250% due 12/18/2024 •(i)(j)		300	322
7.125% due 07/29/2022 •(i)(j)		300	313
7.250% due 09/12/2025 •(i)(j)		600	651
7.500% due 07/17/2023 •(i)(j)		1,400	1,481

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		4,500	4,992

CTR Partnership LP
5.250% due 06/01/2025		66	68

CyrusOne LP
1.450% due 01/22/2027	EUR	500	583

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~		4,400	5,160
0.162% (EUR003M + 0.650%) due 09/10/2021 ~		2,700	3,160
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$700	700
1.470% (US0003M + 1.190%) due 11/16/2022 ~		1,000	985
1.539% (US0003M + 1.290%) due 02/04/2021 ~		2,920	2,923
2.222% due 09/18/2024 •		14,600	14,706
2.625% due 12/16/2024	GBP	3,500	4,587
3.150% due 01/22/2021		$8,200	8,251
3.375% due 05/12/2021		10,934	11,062
3.875% due 02/12/2024	GBP	900	1,229
3.950% due 02/27/2023		$1,800	1,892
3.961% due 11/26/2025 •		9,810	10,439
4.250% due 10/14/2021		5,770	5,934
5.000% due 02/14/2022		12,057	12,617

Digital Realty Trust LP
3.600% due 07/01/2029		1,094	1,256

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		277	248

Emerald Bay S.A.
0.000% due 10/08/2020 (f)	EUR	4,383	5,116

EPR Properties
4.750% due 12/15/2026		$627	601
4.950% due 04/15/2028		316	306

Equinix, Inc.
2.875% due 02/01/2026	EUR	400	479
3.200% due 11/18/2029		$948	1,046

Equitable Holdings, Inc.
5.000% due 04/20/2048		27	32

ESH Hospitality, Inc.
4.625% due 10/01/2027		216	212

Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		664	721
4.850% due 04/17/2028		80	88

108	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

FCE Bank PLC
0.869% due 09/13/2021	EUR	3,900	$4,491
1.660% due 02/11/2021		800	933
1.875% due 06/24/2021		4,000	4,659

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •		3,970	4,577
0.000% due 12/01/2021 •		4,690	5,315
0.223% due 12/01/2024 •		300	308
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$400	399
1.114% (US0003M + 0.810%) due 04/05/2021 ~		5,550	5,469
1.146% (US0003M + 0.880%) due 10/12/2021 ~		1,600	1,537
1.331% (US0003M + 1.080%) due 08/03/2022 ~		1,600	1,517
1.503% (US0003M + 1.270%) due 03/28/2022 ~		3,600	3,439
1.515% (US0003M + 1.235%) due 02/15/2023 ~		3,100	2,854
1.744% due 07/19/2024	EUR	1,500	1,645
2.343% due 11/02/2020		$600	601
2.826% (US0003M + 2.550%) due 01/07/2021 ~		3,000	2,989
3.087% due 01/09/2023		4,000	3,928
3.200% due 01/15/2021		550	550
3.336% due 03/18/2021		1,600	1,603
3.416% (US0003M + 3.140%) due 01/07/2022 ~		3,000	2,963
3.550% due 10/07/2022		3,654	3,624
3.813% due 10/12/2021		3,866	3,883
5.085% due 01/07/2021		1,000	1,004

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		2,569	2,533
6.750% due 03/15/2022		9,551	9,429

GE Capital Funding LLC
3.450% due 05/15/2025		6,000	6,427

GE Capital International Funding Co. Unlimited Co.
4.418% due 11/15/2035		900	953

GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	1,000	1,375

General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	1,950	2,265
0.789% (US0003M + 0.540%) due 11/06/2020 ~		$480	480
1.118% (US0003M + 0.850%) due 04/09/2021 ~		1,302	1,301
1.294% (US0003M + 0.990%) due 01/05/2023 ~		1,254	1,241
1.349% (US0003M + 1.100%) due 11/06/2021 ~		486	486
1.530% (US0003M + 1.310%) due 06/30/2022 ~		480	479
1.818% (US0003M + 1.550%) due 01/14/2022 ~		2,420	2,433

GLP Capital LP
5.300% due 01/15/2029		902	1,007

Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		279	306

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		200	208

Harley-Davidson Financial Services, Inc.
2.850% due 01/15/2021		3,200	3,212

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		13,100	13,096

Howard Hughes Corp.
5.375% due 03/15/2025		621	633

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		600	598
1.480% (US0003M + 1.230%) due 03/11/2025 ~		7,600	7,671
2.357% due 08/18/2031 •		6,935	6,885
2.633% due 11/07/2025 •		2,127	2,217
2.848% due 06/04/2031 •		7,565	7,847
3.000% due 05/29/2030 •	GBP	1,600	2,206
3.973% due 05/22/2030 •		$2,400	2,689

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.292% due 09/12/2026 •		$7,500	$8,361
4.583% due 06/19/2029 •		1,000	1,151
4.950% due 03/31/2030		11,964	14,438
6.000% due 09/29/2023 •(i)(j)	EUR	1,900	2,353

Hudson Pacific Properties LP
3.950% due 11/01/2027		$52	56

Hunt Cos., Inc.
6.250% due 02/15/2026		60	58

ICICI Bank Ltd.
5.750% due 11/16/2020		600	603

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,400	1,408

Industrial & Commercial Bank of China Ltd.
0.993% (US0003M + 0.750%) due 11/08/2020 ~		15,717	15,720
1.019% (US0003M + 0.770%) due 12/14/2020 ~		565	565

ING Groep NV
5.750% due 11/16/2026 •(i)(j)		2,200	2,287

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(i)(j)	EUR	1,200	1,425

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		$6,000	6,077
3.250% due 01/24/2025		4,200	4,277

Karntner Ausgleichszahlungs-Fonds
0.000% due 01/01/2023 «	EUR	8,781	746

Kennedy Wilson Europe Real Estate Ltd.
3.950% due 06/30/2022	GBP	13,120	16,661

Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$202	201

Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		388	337

Life Storage LP
3.875% due 12/15/2027		299	335

Lima Metro Line Finance Ltd.
5.875% due 07/05/2034		426	520

Lloyds Banking Group PLC
1.875% due 01/15/2026 •	GBP	2,300	2,998
2.250% due 10/16/2024		200	267
3.500% due 04/01/2026 •	EUR	3,996	5,270
3.900% due 03/12/2024		$200	218
4.000% due 03/07/2025	AUD	700	547
4.050% due 08/16/2023		$1,600	1,737
4.375% due 03/22/2028		400	464
4.550% due 08/16/2028		1,200	1,416
4.947% due 06/27/2025 •(i)(j)	EUR	400	465
5.125% due 12/27/2024 •(i)(j)	GBP	700	873
7.500% due 06/27/2024 •(i)(j)		$600	631
7.500% due 09/27/2025 •(i)(j)		4,800	5,114
7.875% due 06/27/2029 •(i)(j)	GBP	2,708	4,032

Logicor Financing SARL
3.250% due 11/13/2028	EUR	234	312

MGM Growth Properties Operating Partnership LP
4.500% due 01/15/2028		$228	233

Mitsubishi UFJ Financial Group, Inc.
1.412% due 07/17/2025		21,800	22,105

Mitsubishi UFJ Lease & Finance Co. Ltd.
2.250% due 09/07/2021		2,530	2,565
2.652% due 09/19/2022		2,700	2,783
3.406% due 02/28/2022		5,100	5,264
3.960% due 09/19/2023		1,700	1,839

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,100	1,419
3.692% due 06/05/2028		1,100	1,434
5.250% due 08/01/2026		$2,140	2,210

Nationwide Building Society
3.766% due 03/08/2024 •		5,700	6,062
3.960% due 07/18/2030 •		2,390	2,700
4.302% due 03/08/2029 •		5,600	6,331

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		478	480
2.000% due 03/04/2025 •	EUR	8,250	10,065
2.500% due 03/22/2023		2,000	2,465
3.498% due 05/15/2023 •		$593	614

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 09/12/2023		$2,500	$2,687
4.445% due 05/08/2030 •		7,400	8,565
4.519% due 06/25/2024 •		1,700	1,834
4.892% due 05/18/2029 •		1,430	1,665
5.076% due 01/27/2030 •		6,400	7,633
8.000% due 08/10/2025 •(i)(j)		1,900	2,113
8.625% due 08/15/2021 •(i)(j)		10,177	10,454

Natwest Markets PLC
0.625% due 03/02/2022	EUR	10,640	12,542
1.125% due 06/14/2023		3,440	4,119

Navient Corp.
5.000% due 10/26/2020		$1,768	1,771
5.875% due 03/25/2021		13,228	13,348
6.500% due 06/15/2022		11,286	11,540
6.625% due 07/26/2021		3,225	3,279
7.250% due 01/25/2022		8,650	8,901

Newmark Group, Inc.
6.125% due 11/15/2023		1,000	1,042

Nissan Motor Acceptance Corp.
0.916% (US0003M + 0.650%) due 07/13/2022 ~		384	375
0.923% due 09/28/2022 •		290	282
1.156% (US0003M + 0.890%) due 01/13/2022 ~		292	289
1.900% due 09/14/2021		762	765
2.550% due 03/08/2021		200	201
2.600% due 09/28/2022		1,518	1,534
2.650% due 07/13/2022		1,288	1,302
2.800% due 01/13/2022		300	303
3.150% due 03/15/2021		2,760	2,783
3.650% due 09/21/2021		300	306

Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		728	738
4.375% due 08/01/2023		30	32
4.500% due 01/15/2025		400	425
4.950% due 04/01/2024		1,000	1,066

OneMain Finance Corp.
5.625% due 03/15/2023		3,516	3,659
6.125% due 05/15/2022		13,854	14,408
6.125% due 03/15/2024		1,018	1,068
6.875% due 03/15/2025		3,100	3,446
7.750% due 10/01/2021		12,760	13,375

Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		12,773	12,721
4.500% due 03/15/2023		3,872	3,843

Physicians Realty LP
3.950% due 01/15/2028		56	58

QNB Finance Ltd.
1.703% (US0003M + 1.450%) due 08/11/2021 ~		2,600	2,616
1.842% (US0003M + 1.570%) due 07/18/2021 ~		1,800	1,809

Sabra Health Care LP
3.900% due 10/15/2029		178	174
4.800% due 06/01/2024		236	248

Santander Holdings USA, Inc.
3.244% due 10/05/2026		4,783	5,124
3.400% due 01/18/2023		116	122
3.500% due 06/07/2024		900	966
4.400% due 07/13/2027		78	86

Santander UK Group Holdings PLC
2.920% due 05/08/2026 •	GBP	1,900	2,593
3.373% due 01/05/2024 •		$1,000	1,046
3.571% due 01/10/2023		22,555	23,272
3.823% due 11/03/2028 •		1,700	1,887
4.796% due 11/15/2024 •		11,100	12,232
6.750% due 06/24/2024 •(i)(j)	GBP	5,596	7,617
7.375% due 06/24/2022 •(i)(j)		4,400	5,928

SBA Communications Corp.
3.875% due 02/15/2027		$1,198	1,217

SBA Tower Trust
3.168% due 04/09/2047		500	507

Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		700	723
6.125% due 02/07/2022		15,000	15,825

SL Green Operating Partnership LP
3.250% due 10/15/2022		792	808

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SL Green Realty Corp.
4.500% due 12/01/2022		$750	$783

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		2,100	2,144
3.550% due 04/15/2024		1,300	1,365
4.125% due 07/15/2023		800	846

Societe Generale S.A.
6.750% due 04/07/2021 •(i)(j)	EUR	800	951
6.750% due 04/06/2028 •(i)(j)		$400	419

Society of Lloyd’s
4.750% due 10/30/2024	GBP	200	279

Standard Chartered PLC
1.422% (US0003M + 1.150%) due 01/20/2023 ~		$700	703
1.450% (US0003M + 1.200%) due 09/10/2022 ~		3,500	3,512
4.247% due 01/20/2023 •		1,330	1,380

Starwood Property Trust, Inc.
4.750% due 03/15/2025		83	80

STORE Capital Corp.
4.500% due 03/15/2028		66	71
4.625% due 03/15/2029		74	79

Synchrony Financial
2.850% due 07/25/2022		825	850
4.375% due 03/19/2024		2,125	2,301

Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	412	706

TP ICAP PLC
5.250% due 01/26/2024		24,100	33,506

UBS AG
4.750% due 02/12/2026 •(j)	EUR	5,431	6,450
5.125% due 05/15/2024 (j)		$1,350	1,490
7.625% due 08/17/2022 (j)		4,400	4,901

UBS Group AG
4.125% due 09/24/2025		900	1,027
5.750% due 02/19/2022 •(i)(j)	EUR	4,000	4,897
6.875% due 03/22/2021 •(i)(j)		$900	914
7.125% due 08/10/2021 •(i)(j)		500	514

UniCredit SpA
6.750% due 09/10/2021 •(i)(j)	EUR	500	589
7.830% due 12/04/2023		$24,440	28,655
9.250% due 06/03/2022 •(i)(j)	EUR	1,300	1,659

Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	4,340	5,820
7.395% due 03/28/2024		2,956	3,995

Uniti Group LP
7.875% due 02/15/2025		$8,200	8,702

Uniti Group, Inc.
6.000% due 04/15/2023		13,500	13,601

VIVAT NV
2.375% due 05/17/2024	EUR	300	363

Volkswagen Bank GmbH
0.000% due 06/15/2021 •		900	1,055
0.625% due 09/08/2021		3,100	3,658

Volkswagen Leasing GmbH
0.021% due 07/06/2021 •		1,100	1,289

Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$5,748	2,874

Wells Fargo & Co.
1.374% (US0003M + 1.110%) due 01/24/2023 ~		1,143	1,152

WP Carey, Inc.
3.850% due 07/15/2029		117	127

WPC Eurobond BV
1.350% due 04/15/2028	EUR	2,900	3,445
2.125% due 04/15/2027		300	374
2.250% due 04/09/2026		1,000	1,257

			1,077,059

INDUSTRIALS 13.5%

AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	11,000	14,153

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Aker BP ASA
3.000% due 01/15/2025		$300	$301
3.750% due 01/15/2030		600	584

Albertsons Cos., Inc.
4.625% due 01/15/2027		104	107
4.875% due 02/15/2030		207	216

ALROSA Finance S.A.
7.750% due 11/03/2020		655	659

Altice Financing S.A.
2.250% due 01/15/2025	EUR	2,900	3,267
3.000% due 01/15/2028		7,900	8,630
5.000% due 01/15/2028		$2,900	2,820

Altice France S.A.
7.375% due 05/01/2026		2,500	2,622
8.125% due 02/01/2027		5,500	6,000

Altria Group, Inc.
1.000% due 02/15/2023	EUR	5,966	7,135

Amdocs Ltd.
2.538% due 06/15/2030		$5,400	5,614

American Airlines Pass-Through Trust
3.350% due 04/15/2031		62	59

Arconic Corp.
6.000% due 05/15/2025		464	496

Arrow Electronics, Inc.
3.500% due 04/01/2022		2,600	2,689

Associated Materials LLC
9.000% due 09/01/2025		810	848

AutoNation, Inc.
3.350% due 01/15/2021		600	603

Avon International Capital PLC
6.500% due 08/15/2022		178	179

Axiata SPV2 Bhd.
3.466% due 11/19/2020		3,200	3,211

B.C. Unlimited Liability Co.
4.250% due 05/15/2024		247	252
4.375% due 01/15/2028		241	246

Bacardi Ltd.
4.450% due 05/15/2025		2,000	2,236

Baidu, Inc.
3.500% due 11/28/2022		200	210
3.875% due 09/29/2023		300	322

Banner Health
2.338% due 01/01/2030		780	811

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~		424	427

BAT International Finance PLC
1.668% due 03/25/2026		4,100	4,118

Boeing Co.
4.508% due 05/01/2023		1,446	1,524
4.875% due 05/01/2025		1,986	2,170
5.040% due 05/01/2027		2,873	3,160
5.150% due 05/01/2030		6,331	7,111

Bombardier, Inc.
5.750% due 03/15/2022		358	347
6.000% due 10/15/2022		418	388
6.125% due 01/15/2023		111	95
7.500% due 03/15/2025		124	93
7.875% due 04/15/2027		3,083	2,343

Broadcom Corp.
3.875% due 01/15/2027		2,098	2,330

Broadcom, Inc.
3.150% due 11/15/2025		1,719	1,856
3.459% due 09/15/2026		6,744	7,399
4.110% due 09/15/2028		2,369	2,654
4.150% due 11/15/2030		2,952	3,321
4.300% due 11/15/2032		3,031	3,464
5.000% due 04/15/2030		92	109

Camelot Finance S.A.
4.500% due 11/01/2026		82	84

Canadian Natural Resources Ltd.
3.450% due 11/15/2021		1,230	1,258

Canadian Pacific Railway Co.
4.500% due 01/15/2022		90	94

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CCO Holdings LLC
4.500% due 08/15/2030	$1,975	$2,076
4.750% due 03/01/2030	1,926	2,042

Centene Corp.
3.375% due 02/15/2030	1,555	1,616
4.250% due 12/15/2027	757	794
4.625% due 12/15/2029	1,473	1,591
4.750% due 01/15/2025	1,920	1,976

Central Nippon Expressway Co. Ltd.
2.567% due 11/02/2021	600	611
2.849% due 03/03/2022	600	617

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	15,210	15,570
4.800% due 03/01/2050	1,760	2,022
4.908% due 07/23/2025	5,310	6,144

Citrix Systems, Inc.
3.300% due 03/01/2030	852	912

Community Health Systems, Inc.
6.250% due 03/31/2023	38,291	37,477
6.625% due 02/15/2025	4,984	4,834
8.000% due 03/15/2026	6,108	6,004
8.625% due 01/15/2024	6,708	6,687

Connect Finco SARL
6.750% due 10/01/2026	582	585

Constellation Brands, Inc.
0.980% (US0003M + 0.700%) due 11/15/2021 ~	900	900

Corning, Inc.
5.450% due 11/15/2079	600	766

Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^«(c)	1,200	0

CRH America, Inc.
5.750% due 01/15/2021	530	538

CSC Holdings LLC
4.125% due 12/01/2030	400	408
4.625% due 12/01/2030	200	201
6.500% due 02/01/2029	1,100	1,229

CVS Pass-Through Trust
7.507% due 01/10/2032	74	93

D.R. Horton, Inc.
2.550% due 12/01/2020	580	582
4.375% due 09/15/2022	905	960

DAE Funding LLC
4.500% due 08/01/2022	3,399	3,369
5.000% due 08/01/2024	407	410
5.250% due 11/15/2021	3,960	4,019
5.750% due 11/15/2023	1,854	1,875

Daimler Finance North America LLC
1.136% (US0003M + 0.880%) due 02/22/2022 ~	10,350	10,382
1.180% (US0003M + 0.900%) due 02/15/2022 ~	5,000	5,028
2.700% due 06/14/2024	400	423

Dell International LLC
4.420% due 06/15/2021	3,375	3,455
5.450% due 06/15/2023	4,943	5,422
6.020% due 06/15/2026	1,000	1,176
6.100% due 07/15/2027	600	709

Delta Air Lines Pass-Through Trust
6.718% due 07/02/2024	370	357

Delta Air Lines, Inc.
2.600% due 12/04/2020	7,830	7,841
7.000% due 05/01/2025	6,970	7,662

Diamond Resorts International, Inc.
7.750% due 09/01/2023	2,817	2,713

DISH DBS Corp.
6.750% due 06/01/2021	5,210	5,345

Dominion Energy Gas Holdings LLC
2.800% due 11/15/2020	300	300

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	600	666

Energy Transfer Operating LP
2.900% due 05/15/2025	1,851	1,863
3.750% due 05/15/2030	869	843

110	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.250% due 03/15/2023		$290	$302
4.650% due 06/01/2021		640	650
5.000% due 05/15/2050		791	729
5.200% due 02/01/2022		1,050	1,088

Energy Transfer Partners LP
5.000% due 10/01/2022		1,900	1,999
5.875% due 03/01/2022		380	397

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		544	546

ERAC USA Finance LLC
2.600% due 12/01/2021		375	382
3.300% due 10/15/2022		700	734
5.250% due 10/01/2020		1,565	1,565

Eurofins Scientific SE
2.250% due 01/27/2022	EUR	1,100	1,326

Exela Intermediate LLC
10.000% due 07/15/2023		$124	38

Expedia Group, Inc.
6.250% due 05/01/2025		3,058	3,374
7.000% due 05/01/2025		1,282	1,388

F-Brasile SpA
7.375% due 08/15/2026		300	255

Flex Ltd.
4.875% due 06/15/2029		117	135

Fresenius Medical Care U.S. Finance, Inc.
5.750% due 02/15/2021		708	721

Gap, Inc.
8.375% due 05/15/2023		1,234	1,366
8.625% due 05/15/2025		5,441	5,968
8.875% due 05/15/2027		2,775	3,160

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		4,429	4,424

General Electric Co.
4.250% due 05/01/2040		389	397
4.350% due 05/01/2050		420	429
5.500% due 06/07/2021	GBP	166	220
5.550% due 01/05/2026		$439	513
5.875% due 01/14/2038		84	98
6.150% due 08/07/2037		14	17
6.875% due 01/10/2039		28	36

General Motors Co.
1.150% (US0003M + 0.900%) due 09/10/2021 ~		190	190
6.800% due 10/01/2027 (k)		516	628

Glencore Finance Canada Ltd.
4.950% due 11/15/2021		1,670	1,744

Greene King Finance PLC
4.064% due 03/15/2035	GBP	2,759	3,641
5.106% due 03/15/2034		4,883	6,841

HCA, Inc.
3.500% due 09/01/2030		$958	977
4.750% due 05/01/2023		576	629

Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,640

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~		10,800	10,802

Hilton Domestic Operating Co., Inc.
5.375% due 05/01/2025		1,600	1,664
5.750% due 05/01/2028		1,600	1,695

HollyFrontier Corp.
2.625% due 10/01/2023		2,200	2,207

Huntsman International LLC
5.125% due 11/15/2022		2,185	2,352

Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~		5,000	5,007

iHeartCommunications, Inc.
6.375% due 05/01/2026		4,419	4,612
8.375% due 05/01/2027		3,634	3,586

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	1,100	1,297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	600	$707

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,474	1,559

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,556	1,663

IHS Markit Ltd.
4.000% due 03/01/2026		15	17
5.000% due 11/01/2022		200	215

Imperial Brands Finance PLC
3.750% due 07/21/2022		6,390	6,681

Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(c)		680	227

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)		12,750	8,033
8.000% due 02/15/2024		10,525	10,700
8.500% due 10/15/2024 ^(c)		21,454	13,889
9.750% due 07/15/2025 ^(c)		4,608	3,026

Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(c)		6,418	305

Interpublic Group of Cos., Inc.
3.500% due 10/01/2020		580	580
4.000% due 03/15/2022		1,066	1,113

IQVIA, Inc.
2.875% due 09/15/2025	EUR	100	118
3.250% due 03/15/2025		100	118

Japan Tobacco, Inc.
2.000% due 04/13/2021		$1,700	1,712

JetBlue Pass-Through Trust
4.000% due 05/15/2034		3,400	3,533

Komatsu Finance America, Inc.
2.437% due 09/11/2022		1,540	1,585

Kraft Heinz Foods Co.
3.000% due 06/01/2026		2,542	2,621
3.750% due 04/01/2030		3,900	4,123
3.875% due 05/15/2027		4,821	5,146
3.950% due 07/15/2025		220	239
4.250% due 03/01/2031		2,210	2,429

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		1,836	1,529
4.500% due 08/15/2025		967	527

Level 3 Financing, Inc.
3.400% due 03/01/2027		238	257
3.875% due 11/15/2029		1,032	1,119

Marriott International, Inc.
4.625% due 06/15/2030		236	253

Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		588	616

Masco Corp.
5.950% due 03/15/2022		464	498

McCormick & Co., Inc.
3.900% due 07/15/2021		2,080	2,122

Melco Resorts Finance Ltd.
5.375% due 12/04/2029		2,570	2,559
5.625% due 07/17/2027		200	208

MGM China Holdings Ltd.
5.875% due 05/15/2026		200	206

Microchip Technology, Inc.
3.922% due 06/01/2021		3,896	3,982

Micron Technology, Inc.
4.185% due 02/15/2027		588	669
4.663% due 02/15/2030		1,425	1,675
5.327% due 02/06/2029		838	1,009

Mitchells & Butlers Finance PLC
0.700% (US0003M + 0.450%) due 12/15/2030 ~		6,398	5,455
6.013% due 12/15/2030	GBP	323	427

NCL Corp. Ltd.
3.625% due 12/15/2024		$111	78

NetApp, Inc.
2.700% due 06/22/2030		1,000	1,037

Netflix, Inc.
3.625% due 05/15/2027	EUR	600	762
3.625% due 06/15/2030		1,900	2,421

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.875% due 11/15/2029	EUR	3,109	$4,032
4.625% due 05/15/2029		1,600	2,176
4.875% due 06/15/2030		$1,400	1,599
5.375% due 11/15/2029		410	484

Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		136	136

Nissan Motor Co. Ltd.
1.940% due 09/15/2023	EUR	14,200	16,939
3.043% due 09/15/2023		$20,000	20,287

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(c)		4,905	1,202

NVR, Inc.
3.000% due 05/15/2030		530	573

NXP BV
3.150% due 05/01/2027		560	608
3.400% due 05/01/2030		212	233
3.875% due 09/01/2022		3,199	3,382
4.300% due 06/18/2029		900	1,040
4.625% due 06/01/2023		4,200	4,602
4.875% due 03/01/2024		4,800	5,399
5.350% due 03/01/2026		4,100	4,854
5.550% due 12/01/2028		2,100	2,602

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~		1,366	1,217

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (f)(i)		920	3

ONEOK Partners LP
3.375% due 10/01/2022		1,400	1,455

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		464	483
7.375% due 06/01/2025		191	194

Pacific Drilling SA
8.375% due 10/01/2023		3,950	644

Pan American Energy LLC
29.668% (BADLARPP + 0.000%) due 11/20/2020 ~	ARS	88,562	588

Panasonic Corp.
2.536% due 07/19/2022		$6,000	6,193

Par Pharmaceutical, Inc.
7.500% due 04/01/2027		879	922

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		1,300	1,378

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)		3,300	99
5.500% due 04/12/2037 ^(c)		4,350	131
6.000% due 05/16/2024 ^(c)		1,810	54
6.000% due 11/15/2026 ^(c)		3,434	103
9.000% due 11/17/2021 ^(c)		100	3
9.750% due 05/17/2035 ^(c)		840	25

Petroleos Mexicanos
2.750% due 04/21/2027	EUR	300	282
5.350% due 02/12/2028		$40	34
5.950% due 01/28/2031		5,294	4,409
6.490% due 01/23/2027		2,620	2,458
6.500% due 03/13/2027		1,340	1,252
6.500% due 01/23/2029		13,475	12,077
6.750% due 09/21/2047		70	54
6.840% due 01/23/2030		4,819	4,295
6.950% due 01/28/2060		3,800	2,912
7.690% due 01/23/2050		1,050	868

PetSmart, Inc.
5.875% due 06/01/2025		99	102

Prime Security Services Borrower LLC
6.250% due 01/15/2028		360	365

QVC, Inc.
4.375% due 03/15/2023		5,556	5,794
4.850% due 04/01/2024		2,853	2,996

RAC Bond Co. PLC
4.565% due 05/06/2046	GBP	4,000	5,288

Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	1,175	1,446

Rolls-Royce PLC
0.875% due 05/09/2024		3,050	3,119

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Royal Caribbean Cruises Ltd.
10.875% due 06/01/2023		$3,432	$3,842
11.500% due 06/01/2025		5,300	6,163

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		2,991	3,374
6.250% due 03/15/2022		2,200	2,335

Sands China Ltd.
3.800% due 01/08/2026		1,200	1,259
4.375% due 06/18/2030		1,000	1,060
4.600% due 08/08/2023		1,000	1,069
5.125% due 08/08/2025		22,053	24,128
5.400% due 08/08/2028		1,800	2,009

Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		437	466

Southwest Airlines Co.
4.750% due 05/04/2023		2,211	2,363
5.125% due 06/15/2027		1,473	1,608
5.250% due 05/04/2025		516	569

Southwest Airlines Co. Pass-Through Trust
6.650% due 08/01/2022		263	261

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~		408	386

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		250	253
4.738% due 09/20/2029		4,100	4,446
5.152% due 09/20/2029		10,190	12,031

Staples, Inc.
7.500% due 04/15/2026		104	96

Sunoco Logistics Partners Operations LP
4.400% due 04/01/2021		400	406

Suntory Holdings Ltd.
2.550% due 06/28/2022		1,500	1,545

Syngenta Finance NV
3.933% due 04/23/2021		7,100	7,192
4.441% due 04/24/2023		5,900	6,235
4.892% due 04/24/2025		700	759
5.182% due 04/24/2028		3,600	3,967

T-Mobile USA, Inc.
3.750% due 04/15/2027		11,000	12,326

TEGNA, Inc.
4.625% due 03/15/2028		760	745

Tenet Healthcare Corp.
4.625% due 07/15/2024		27	27

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021		16,642	16,532
6.000% due 01/31/2025	EUR	1,200	1,446

Texas Eastern Transmission LP
4.125% due 12/01/2020		$400	400

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		500	500

Times Square Hotel Trust
8.528% due 08/01/2026		186	203

Topaz Solar Farms LLC
4.875% due 09/30/2039		511	567
5.750% due 09/30/2039		4,163	4,871

Toyota Motor Finance Netherlands BV
2.764% due 04/26/2021		8,230	8,331

Transocean Guardian Ltd.
5.875% due 01/15/2024		441	287

Transocean Pontus Ltd.
6.125% due 08/01/2025		31	28

Transocean, Inc.
7.250% due 11/01/2025		1,482	422
7.500% due 01/15/2026		1,268	285
8.000% due 02/01/2027		1,461	416

Triumph Group, Inc.
5.250% due 06/01/2022		132	109
6.250% due 09/15/2024		425	363

U.S. Renal Care, Inc.
10.625% due 07/15/2027		533	567

UAL Pass-Through Trust
6.636% due 01/02/2024		889	840

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

United Group BV
3.125% due 02/15/2026	EUR	2,600	$2,881
3.250% due 02/15/2026 •		1,000	1,113
3.625% due 02/15/2028		2,900	3,210
4.875% due 07/01/2024		7,040	8,368

Univision Communications, Inc.
5.125% due 02/15/2025		$11,657	11,067
6.625% due 06/01/2027		2,464	2,412
9.500% due 05/01/2025		777	835

Valaris PLC
5.750% due 10/01/2044 ^ (c)		2,152	132
7.750% due 02/01/2026 ^(c)		340	19

Vale Overseas Ltd.
6.250% due 08/10/2026		3,045	3,605
6.875% due 11/21/2036		406	528
6.875% due 11/10/2039		1,200	1,582

Vale S.A.
3.750% due 01/10/2023	EUR	1,000	1,235

ViaSat, Inc.
5.625% due 09/15/2025		$52	51
5.625% due 04/15/2027		103	106

VMware, Inc.
3.900% due 08/21/2027		5,380	6,009

Volkswagen Group of America Finance LLC
1.024% (US0003M + 0.770%) due 11/13/2020 ~		6,700	6,704
1.083% (US0003M + 0.860%) due 09/24/2021 ~		200	201
1.197% (US0003M + 0.940%) due 11/12/2021 ~		6,900	6,935

Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		502	467
6.250% due 02/01/2050		376	349

Windstream Escrow LLC
7.750% due 08/15/2028		135	133

Wyndham Destinations, Inc.
3.900% due 03/01/2023		2,458	2,413
4.250% due 03/01/2022		34	34
4.625% due 03/01/2030		509	492
5.650% due 04/01/2024		639	651
6.000% due 04/01/2027		2,155	2,217

Wynn Macau Ltd.
5.125% due 12/15/2029		600	577

Yellowstone Energy LP
5.750% due 12/31/2026 «		1,873	2,042

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	54,780	350

Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$5,906	5,821
6.125% due 03/01/2028		946	977

Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~		780	780

			791,999

UTILITIES 4.9%

American Electric Power Co., Inc.
2.150% due 11/13/2020		850	852

American Transmission Systems, Inc.
5.250% due 01/15/2022		400	421

BG Energy Capital PLC
4.000% due 10/15/2021		900	932

CenturyLink, Inc.
4.000% due 02/15/2027		710	722

CNOOC Finance Ltd.
4.250% due 01/26/2021		200	202

Edison International
2.400% due 09/15/2022		1,003	1,023
2.950% due 03/15/2023		50	51
3.125% due 11/15/2022		881	909
3.550% due 11/15/2024		978	1,032
5.750% due 06/15/2027		570	630

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Enable Midstream Partners LP
4.950% due 05/15/2028		$77	$76

Exelon Corp.
5.150% due 12/01/2020		400	400

Frontier Communications Corp.
8.000% due 04/01/2027		890	888

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		1,115	1,168
6.000% due 11/27/2023		7,815	8,712

Gazprom OAO Via Gaz Capital S.A.
2.949% due 01/24/2024	EUR	7,960	9,713
6.510% due 03/07/2022		$180	192
8.625% due 04/28/2034		300	452

LG&E & KU Energy LLC
4.375% due 10/01/2021		1,200	1,235

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		263	244

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)		1,869	482

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		21	19

ONEOK, Inc.
4.250% due 02/01/2022		210	217

Pacific Gas & Electric Co.
2.100% due 08/01/2027		22,200	21,608
2.500% due 02/01/2031		200	191
2.950% due 03/01/2026		3,735	3,810
3.150% due 01/01/2026		46,073	47,347
3.250% due 06/15/2023		7,095	7,352
3.300% due 03/15/2027		1,510	1,541
3.300% due 12/01/2027		6,710	6,907
3.400% due 08/15/2024		5,892	6,163
3.450% due 07/01/2025		9,949	10,425
3.500% due 06/15/2025		11,026	11,616
3.750% due 02/15/2024		12,732	13,343
3.750% due 07/01/2028		5,599	5,829
3.750% due 08/15/2042		140	130
3.850% due 11/15/2023		1,028	1,085
4.000% due 12/01/2046		32	30
4.250% due 08/01/2023		5,236	5,580
4.300% due 03/15/2045		479	469
4.450% due 04/15/2042		888	890
4.500% due 07/01/2040		2,303	2,349
4.500% due 12/15/2041		432	426
4.550% due 07/01/2030		11,197	12,162
4.600% due 06/15/2043		132	133
4.650% due 08/01/2028		800	870
4.750% due 02/15/2044		645	661
4.950% due 07/01/2050		11,197	12,017

Petrobras Global Finance BV
5.093% due 01/15/2030		17,644	18,563

Rio Oil Finance Trust
8.200% due 04/06/2028		396	427
9.250% due 07/06/2024		792	866
9.750% due 01/06/2027		160	181

San Diego Gas & Electric Co.
3.750% due 06/01/2047		24	28

Southern California Edison Co.
2.850% due 08/01/2029		140	148
3.650% due 03/01/2028		30	33
3.650% due 02/01/2050		373	390
3.875% due 06/01/2021		780	791
5.750% due 04/01/2035		58	79
6.000% due 01/15/2034		18	24
6.650% due 04/01/2029		187	232

Southern California Gas Co.
5.125% due 11/15/2040		12	16

Sprint Communications, Inc.
6.000% due 11/15/2022		5,905	6,370
11.500% due 11/15/2021		1,800	1,978

Sprint Corp.
7.125% due 06/15/2024		10,635	12,250
7.250% due 09/15/2021		15,687	16,432
7.625% due 03/01/2026		122	148
7.875% due 09/15/2023		18,129	20,805

112	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Talen Energy Supply LLC
6.625% due 01/15/2028	$244	$237

Transocean Phoenix Ltd.
7.750% due 10/15/2024	32	29

Transocean Proteus Ltd.
6.250% due 12/01/2024	7	6

Transocean Sentry Ltd.
5.375% due 05/15/2023	500	343

		283,882

Total Corporate Bonds & Notes (Cost $2,130,906)		2,152,940

CONVERTIBLE BONDS & NOTES 0.0%

UTILITIES 0.0%

Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(c)	130	18

Total Convertible Bonds & Notes (Cost $95)		18

MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	76

Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	28
7.350% due 07/01/2035	20	23

Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	125	126

		253

PUERTO RICO 0.0%

Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(c)	10	7
5.250% due 07/01/2037 ^(c)	60	43

Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(c)	20	14
5.700% due 07/01/2023 ^(c)	100	68

Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(c)	40	28
6.000% due 07/01/2039 ^(c)	30	21

Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(c)	95	65
5.750% due 07/01/2041 ^(c)	100	68
6.500% due 07/01/2040 ^(c)	15	10

Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(c)	225	143
5.500% due 07/01/2039 ^(c)	300	200

		667

TEXAS 0.0%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	585	587

Total Municipal Bonds & Notes (Cost $1,159)		1,507

U.S. GOVERNMENT AGENCIES 56.6%

Fannie Mae
0.525% due 09/25/2042 •	7	7
2.559% due 09/01/2037 •	2,180	2,271
6.000% due 04/25/2043	6	7

Freddie Mac
0.863% due 01/25/2031 ~(a)	280,341	9,434
2.979% due 12/25/2047 ~	1,787	1,876

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.026% due 10/25/2046 ~	$1,536	$1,678
3.500% due 11/01/2046	1,156	1,259
4.000% due 08/01/2047	3,239	3,474

Ginnie Mae
3.125% due 12/20/2045 •(m)	2,063	2,142
3.250% due 07/20/2045 - 09/20/2045 •	4,059	4,220
5.000% due 01/20/2049	41	44
5.500% due 12/20/2048	711	777

Ginnie Mae, TBA
5.000% due 10/01/2050	55,500	60,423

Uniform Mortgage-Backed Security
2.500% due 09/01/2040 - 09/01/2050 (m)	785,917	825,284
2.500% due 09/01/2050 - 10/01/2050	170,269	178,933
3.000% due 03/01/2050 - 09/01/2050	79,548	83,560
3.000% due 09/01/2050 (m)	19,962	20,929
3.500% due 09/01/2047 - 02/01/2050	38,685	41,090
3.500% due 12/01/2047 - 03/01/2048 (m)	39,637	41,930
4.000% due 04/01/2047 - 09/01/2049 (m)	175,020	186,633
4.000% due 07/01/2047 - 02/01/2050	342,573	365,199
4.500% due 07/01/2023 - 10/01/2048	2,212	2,399

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	251,100	258,507
2.500% due 10/01/2050 - 12/01/2050	247,600	259,130
3.000% due 10/01/2050 - 11/01/2050	121,700	127,522
3.500% due 10/01/2050 - 11/01/2050	559,752	590,598
4.000% due 11/01/2050	205,931	219,847
4.500% due 10/01/2050	14,500	15,688

Total U.S. Government Agencies (Cost $3,288,221)		3,304,861

U.S. TREASURY OBLIGATIONS 8.7%

U.S. Treasury Bonds
2.750% due 08/15/2047 (m)(q)	1,000	1,298
3.000% due 08/15/2048 (q)	80	109
3.000% due 02/15/2049 (q)	10	14

U.S. Treasury Inflation Protected Securities (h)
0.125% due 10/15/2024 (m)(o)	20,497	21,761
0.125% due 07/15/2030 (m)	22,229	24,721
0.250% due 07/15/2029 (m)(o)(q)	68,269	76,390
0.250% due 02/15/2050 (m)(q)	3,527	4,160
0.375% due 01/15/2027 (o)(q)	2,959	3,257
0.375% due 07/15/2027 (o)(q)	805	895
0.625% due 02/15/2043 (q)	451	555
0.750% due 07/15/2028 (m)(o)	32,254	37,170
0.750% due 02/15/2042 (m)	688	865
0.750% due 02/15/2045 (q)	330	420
0.875% due 01/15/2029 (m)(o)(q)	31,736	36,977
0.875% due 02/15/2047 (m)	2,898	3,852
1.000% due 02/15/2046 (m)(q)	765	1,032
1.000% due 02/15/2048 (m)(q)	4,517	6,226
1.000% due 02/15/2049 (m)	16,369	22,821
1.375% due 02/15/2044	222	316
2.125% due 02/15/2040 (m)	479	734

U.S. Treasury Notes
2.375% due 05/15/2029 (m)	196,800	226,466
2.500% due 01/31/2025 (m)(o)(q)	23,130	25,394
2.625% due 01/31/2026 (m)(o)(q)	12,600	14,141

Total U.S. Treasury Obligations (Cost $455,562)		509,574

NON-AGENCY MORTGAGE-BACKED SECURITIES 13.2%

225 Liberty Street Trust
4.501% due 02/10/2036	9,090	9,981
4.803% due 02/10/2036 ~	12,100	12,732

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Adjustable Rate Mortgage Trust
3.106% due 11/25/2035 ^~		$106	$91
3.330% due 10/25/2035 ^~		220	210
3.889% due 08/25/2035 ~		135	132

American Home Mortgage Assets Trust
0.273% due 03/25/2047 •		4,007	3,760
0.338% due 12/25/2046 ^•		7,035	5,761
1.959% due 10/25/2046 •		4,627	3,755

American Home Mortgage Investment Trust
0.598% due 09/25/2035 •		1,420	1,361
2.060% due 12/25/2035 •		9,647	3,709
6.700% due 06/25/2036 þ		7,235	2,111
7.100% due 06/25/2036 þ		3,942	1,149

Ashford Hospitality Trust
1.402% due 04/15/2035 •		5,000	4,685
2.252% due 04/15/2035 •		5,000	4,584

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	32,300	41,510

BAMLL Re-REMIC Trust
6.011% due 06/17/2050 ~		$217	164

Banc of America Alternative Loan Trust
5.913% due 10/25/2036 ~		2,945	1,326

Banc of America Commercial Mortgage Trust
6.016% due 02/10/2051 ~		818	867

Banc of America Funding Trust
0.346% due 10/20/2046 ^•		8,855	8,215
2.999% due 09/20/2035 ^~		53	49
3.539% due 06/25/2034 ~		15	15
3.540% due 05/20/2036 ^~		91	81
5.888% due 04/25/2037 ^þ		148	151

Banc of America Mortgage Trust
3.645% due 11/20/2046 ^~		400	384
3.747% due 01/25/2036 ^~		27	25

Barclays Commercial Mortgage Securities Trust
1.402% due 02/15/2033 •		1,247	1,204
2.202% due 02/15/2033 •		900	866
3.252% due 02/15/2033 •		5,800	5,568

BBCMS Trust
1.402% due 10/15/2037 •		3,000	2,791

BCAP LLC Trust
0.328% due 03/25/2037 •		453	435
3.378% due 03/27/2036 ~		985	814
3.520% due 10/26/2037 ~		2,260	2,291
6.500% due 06/26/2037 ~		8,139	3,802

Bear Stearns Adjustable Rate Mortgage Trust
3.696% due 01/25/2035 ~		5	5

Bear Stearns ALT-A Trust
3.353% due 11/25/2035 ^~		569	533
3.566% due 09/25/2047 ~		16,668	11,693

Bear Stearns Commercial Mortgage Securities Trust
5.312% due 06/11/2041 ~		174	176

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~		423	351

BHP Trust
1.476% due 08/15/2036 •		4,250	4,035

Cascade Funding Mortgage Trust
4.000% due 10/25/2068 ~		4,361	4,540

CD Mortgage Trust
5.648% due 10/15/2048		4,520	4,632

Chase Mortgage Finance Trust
3.490% due 02/25/2037 ~		67	66
5.500% due 12/25/2022 ^		633	400
6.000% due 05/25/2036		15,899	11,557

Citicorp Mortgage Securities Trust
6.000% due 05/25/2037		1,617	1,610

Citigroup Commercial Mortgage Trust
1.252% due 07/15/2030 •		2,921	2,793

Citigroup Mortgage Loan Trust
3.867% due 11/25/2038 ~		293	299

CitiMortgage Alternative Loan Trust
6.500% due 06/25/2037 ^		72	74

CLNY Trust
1.630% due 11/15/2038 •		3,600	3,388

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

COBALT CMBS Commercial Mortgage Trust
5.808% due 05/15/2046 ~		$2,748	$2,751

Commercial Mortgage Trust
3.577% due 08/10/2029 ~		7,493	7,513

Countrywide Alternative Loan Trust
0.308% due 07/25/2036 •		5,137	5,220
0.318% due 11/25/2036 •		345	364
0.318% due 06/25/2046 •		39	45
0.328% due 04/25/2046 •		1,797	1,666
0.356% due 07/20/2046 ^•		133	101
0.436% due 09/20/2046 •		1,033	645
0.548% due 02/25/2036 •		189	132
0.666% due 11/20/2035 ^•		42	18
1.979% due 08/25/2046 •		131	118
2.399% due 11/25/2047 ^•		1,324	1,148
5.000% due 08/25/2035		3,449	2,828
5.500% due 04/25/2035		294	251
5.500% due 12/25/2035		323	316
5.500% due 03/25/2036 ^		52	36
6.000% due 12/25/2034		1,204	1,210
6.000% due 03/25/2036 ^		505	362
6.000% due 08/25/2036 •		829	841
6.000% due 03/25/2037 ^		1,058	584
6.000% due 05/25/2037 ^		464	290

Countrywide Home Loan Mortgage Pass-Through Trust
0.418% due 04/25/2035 •		246	242
0.788% due 03/25/2035 •		112	98
2.640% due 04/25/2035 ~		154	134
2.915% due 10/20/2034 ~		227	225
3.097% due 09/20/2036 ^~		1,113	1,035
3.384% due 11/25/2037 ~		28,314	26,961
3.438% due 02/20/2036 ^~		66	57
5.500% due 11/25/2035 ^		45	38
6.000% due 02/25/2037 ^		7,372	4,557

Countrywide Home Loan Reperforming REMIC Trust
0.508% due 03/25/2035 ^•		931	858

Credit Suisse Commercial Mortgage Trust
5.530% due 01/15/2049 ~		15,000	17,852

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		41	38
6.000% due 01/25/2036 ^		261	224

Credit Suisse Mortgage Capital Certificates
3.000% due 04/27/2030		3,860	3,897
3.507% due 08/26/2058		3,259	3,286

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~		46,527	39,206

Credit Suisse Mortgage Capital Trust
3.594% due 07/25/2050		12,868	13,102

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.298% due 03/25/2037 ^•		316	302

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ		93	90
5.886% due 10/25/2036 ^þ		93	90

Downey Savings & Loan Association Mortgage Loan Trust
0.466% due 10/19/2036 ^•		332	250

Dragon Finance BV
1.267% due 07/13/2023 •	GBP	2,043	2,559

Eurosail PLC
0.760% due 09/13/2045 •		2,612	3,248

Exantas Capital Corp.
2.675% due 04/17/2037 •		$12,000	12,017

Finsbury Square PLC
0.859% due 03/16/2070 •	GBP	30,167	38,828
1.023% due 06/16/2069 •		4,942	6,385

First Horizon Asset Securities, Inc.
3.706% due 02/25/2036 ~		$63	58

First Horizon Mortgage Pass-Through Trust
5.750% due 05/25/2037 ^		108	72

FWD Securitization Trust
2.810% due 06/25/2049 ~		1,064	1,092

GSMPS Mortgage Loan Trust
3.902% due 06/25/2034 ~		2,341	2,249

GSR Mortgage Loan Trust
3.835% due 11/25/2035 ~		12	12

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HarborView Mortgage Loan Trust
2.532% due 06/19/2045 ^•	$869	$513

Harvest Commercial Capital Loan Trust
3.290% due 09/25/2046 ~	9,886	9,979

Impac CMB Trust
5.216% due 12/25/2032 þ	319	331

Impac Secured Assets Corp.
0.468% due 03/25/2036 •	2,512	2,180

IMT Trust
0.852% due 06/15/2034 •	271	269
1.102% due 06/15/2034 •	296	292
1.252% due 06/15/2034 •	181	178

IndyMac Mortgage Loan Trust
3.177% due 09/25/2035 ^~	76	73
3.398% due 05/25/2037 ^~	1,781	1,652
3.398% due 08/25/2037 ~	229	225
3.443% due 05/25/2037 ^~	1,911	1,451

J.P. Morgan Chase Commercial Mortgage Securities Trust
2.002% due 09/15/2029 •	2,600	2,460

JPMorgan Alternative Loan Trust
2.855% due 10/25/2036 ~	8,711	7,481
3.338% due 12/25/2036 ~	70	68
3.581% due 05/25/2036 ^~	156	120
3.619% due 12/25/2035 ^~	633	532

JPMorgan Chase Commercial Mortgage Securities Trust
5.855% due 06/12/2043 ~	3,943	3,952
6.095% due 05/15/2045 ~	2,235	2,209
6.374% due 02/12/2051 ~	5,157	5,195

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~	33	33
3.253% due 08/25/2036 ^~	1,076	963
3.395% due 06/25/2037 ^~	413	341
3.592% due 05/25/2036 ~	406	364
6.500% due 09/25/2035	248	236

Lanark Master Issuer PLC
1.026% due 12/22/2069 •	7,770	7,790

Lavender Trust
6.250% due 10/26/2036	1,307	991

Lehman Mortgage Trust
6.000% due 08/25/2036 ^	701	696
6.000% due 09/25/2037 ^	202	206

Lehman XS Trust
0.328% due 12/25/2036 •	13,312	13,140
0.338% due 09/25/2046 •	267	258

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •	403	362

MASTR Alternative Loan Trust
6.750% due 07/25/2036	429	255

MASTR Reperforming Loan Trust
8.000% due 08/25/2034	2,219	2,153

Merrill Lynch Alternative Note Asset Trust
0.448% due 03/25/2037 •	714	284

Merrill Lynch Mortgage Investors Trust
0.628% due 08/25/2035 •	1,900	1,668
3.963% due 11/25/2035 •	69	68

Merrill Lynch Mortgage Trust
5.519% due 11/12/2037 ~	2,151	2,145

MFT Trust
3.358% due 02/10/2042	5,000	5,203

Morgan Stanley Capital Trust
5.684% due 10/12/2052 ~	2,742	2,732
6.215% due 06/11/2042 ~	4,427	4,565

Morgan Stanley Mortgage Loan Trust
3.197% due 07/25/2035 ^~	29	27

Mortgage Equity Conversion Asset Trust
0.620% due 01/25/2042 •	12,323	11,982

Motel 6 Trust
1.072% due 08/15/2034 •	884	871
1.342% due 08/15/2034 •	2,969	2,907
2.302% due 08/15/2034 •	321	313

Natixis Commercial Mortgage Securities Trust
1.202% due 11/15/2034 •	4,000	3,892
1.402% due 11/15/2034 •	4,000	3,868

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		$4,112	$4,423

New Orleans Hotel Trust
1.141% due 04/15/2032 •		3,300	3,177

Nomura Asset Acceptance Corp. Alternative Loan Trust
0.338% due 06/25/2037 •		5,214	4,137
3.438% due 04/25/2036 ^~		3,287	2,889

Nomura Resecuritization Trust
0.375% due 12/26/2035 •		9,626	8,871
1.048% due 01/25/2037 •		33,466	32,443

Pepper Residential Securities Trust
1.050% due 11/18/2060 •		3,866	3,852

RBSSP Resecuritization Trust
3.542% (US0001M) due 01/26/2036 ~		5,765	5,569

Real Estate Asset Liquidity Trust
2.419% due 06/12/2054 ~	CAD	3,318	2,526

Residential Accredit Loans, Inc. Trust
0.308% due 01/25/2037 •		$18,034	17,093
0.338% due 07/25/2036 •		241	235
1.869% due 09/25/2046 •		4,793	4,308
2.379% due 09/25/2045 •		314	296
6.000% due 09/25/2036 ^		508	349

Residential Funding Mortgage Securities, Inc. Trust
4.933% due 08/25/2036 ^~		79	74

RESIMAC Bastille Trust
1.084% due 09/05/2057 •		3,085	3,090

RMAC PLC
0.760% due 06/12/2046 •	GBP	371	474

Sequoia Mortgage Trust
0.936% due 09/20/2034 •		$587	571

Silverstone Master Issuer PLC
0.841% due 01/21/2070 •		3,002	3,007

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 02/25/2037 •		4,645	4,405
3.151% due 09/25/2035 ~		326	314

Structured Asset Mortgage Investments Trust
0.408% due 03/25/2037 •		1,425	702
0.688% due 08/25/2035 •		431	440

Structured Asset Securities Corp.
0.398% due 07/25/2035 •		19,598	17,899
0.408% due 05/25/2043 •		11,810	10,481

Structured Asset Securities Corp. Mortgage Loan Trust
0.398% due 05/25/2036 •		20,009	15,817

Sutherland Commercial Mortgage Loans
3.192% due 05/25/2037 ~		1,350	1,346

TBW Mortgage-Backed Trust
0.328% due 01/25/2037 •		17,989	6,190
5.970% due 09/25/2036 ^þ		473	25

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	45,479	58,503

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		26,343	34,082

Twin Bridges PLC
0.940% due 09/12/2050 •		894	1,150

Uropa Securities PLC
0.260% due 06/10/2059 •		925	1,145
0.410% due 06/10/2059 •		239	279
0.443% due 10/10/2040 •		3,561	4,098
0.610% due 06/10/2059 •		187	223
0.810% due 06/10/2059 •		199	235

Wachovia Bank Commercial Mortgage Trust
5.438% due 11/15/2048 ~		$1,980	1,990
5.843% due 02/15/2051 ~		882	688

WaMu Commercial Mortgage Securities Trust
3.237% due 11/23/2043 ~		2,200	2,227
3.616% due 03/23/2045 ~		12,845	13,031

WaMu Mortgage Pass-Through Certificates Trust
0.428% due 11/25/2045 •		536	518
1.981% due 12/25/2046 •		222	206
2.219% due 11/25/2042 •		71	67
2.772% due 09/25/2033 ~		57	55
3.508% due 02/25/2037 ^~		324	291

114	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wells Fargo Commercial Mortgage Trust
1.001% due 12/13/2031 •		$5,100	$4,911
1.251% due 12/13/2031 •		4,200	3,887
1.996% due 12/13/2031 •		100	84

Wells Fargo Mortgage-Backed Securities Trust
2.878% due 09/25/2033 ~		50	50
3.633% due 11/25/2037 ^~		346	319
3.995% due 04/25/2036 ^~		1,215	1,164

Total Non-Agency Mortgage-Backed Securities (Cost $794,745)			767,911

ASSET-BACKED SECURITIES 20.7%

Aames Mortgage Trust
6.950% due 11/25/2031 þ		1,553	1,478
7.150% due 01/25/2032 þ		368	366

AccessLex Institute
0.507% due 09/26/2033 •		3,515	3,383

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		2,438	2,381

ACE Securities Corp. Home Equity Loan Trust
0.913% due 08/25/2035 •		99	101

Adams Mill CLO Ltd.
1.375% due 07/15/2026 •		134	134

Aircraft Certificate Owner Trust
7.001% due 09/20/2022 «		49	49

ALME Loan Funding DAC
0.750% due 01/15/2031 •	EUR	14,300	16,690

Ameriquest Mortgage Securities Trust
0.488% due 04/25/2036 •		$6,123	6,058

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.423% due 05/25/2033 •		2,685	2,659
1.498% due 03/25/2033 •		259	259
3.229% due 06/25/2033 ^•		2,414	2,336

Argent Securities Trust
0.298% due 06/25/2036 •		1,319	536
0.338% due 03/25/2036 •		6,955	6,415
0.388% due 07/25/2036 •		1,214	553

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
2.098% due 05/25/2034 •		793	774

Aspen Funding Ltd.
1.873% due 07/10/2037 •		466	467

Ayresome CDO Ltd.
0.578% due 12/08/2045 •		3,244	3,065

Babson CLO Ltd.
1.422% due 07/20/2025 •		86	86

Barings Euro CLO BV
0.900% due 10/15/2030 •	EUR	5,000	5,843

Bear Stearns Asset-Backed Securities Trust
0.388% due 06/25/2047 •		$944	935
0.498% due 06/25/2047 •		25,753	20,710
1.748% due 10/25/2037 •		22,194	21,248
2.098% due 08/25/2035 •		9,326	8,268

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •	EUR	2,770	3,247

Bosphorus CLO DAC
0.820% due 12/15/2030 •		2,900	3,385

Capitalsource Real Estate Loan Trust
2.238% due 01/20/2037 •		$109	109
2.498% due 01/20/2037 •		1,650	1,583
2.598% due 01/20/2037 •		650	616
2.698% due 01/20/2037 •		400	379

Carrington Mortgage Loan Trust
0.648% due 09/25/2035 •		1,956	1,963
0.808% due 06/25/2035 •		32,581	31,943
1.948% due 05/25/2035 •		15,328	11,804

Castle Park CLO DAC
0.565% due 01/15/2028 •	EUR	1,384	1,618

Castlelake Aircraft Securitization Trust
4.125% due 06/15/2043		$6,088	5,774

Cavendish Square Funding PLC
0.072% due 02/11/2055 •	EUR	115	135
1.372% due 02/11/2055 •		5,000	5,557

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cent CLO Ltd.
1.345% due 10/15/2026 •		$15,714	$15,659

Centex Home Equity Loan Trust
0.798% due 03/25/2033 •		2,470	2,401

CIT Mortgage Loan Trust
1.648% due 10/25/2037 •		14,373	14,365

Citigroup Mortgage Loan Trust, Inc.
0.438% due 11/25/2036 •		400	384
0.608% due 10/25/2035 ^•		800	745
0.808% due 02/25/2035 •		534	510

College Avenue Student Loans LLC
1.348% due 12/26/2047 •		2,069	1,984
1.798% due 11/26/2046 •		1,000	1,005
4.130% due 12/26/2047		2,795	2,953

Conseco Finance Corp.
6.280% due 09/01/2030		4,161	4,403
7.500% due 03/01/2030 ~		3,348	1,996

Conseco Finance Securitizations Corp.
1.907% due 09/01/2033 •		4,646	4,608
7.954% due 12/01/2033 ~		5,098	5,409

Countrywide Asset-Backed Certificates
0.288% due 05/25/2037 •		4,203	3,971
0.288% due 06/25/2047 ^•		3,239	2,984
0.368% due 05/25/2037 •		42,631	40,217
0.388% due 04/25/2037 •		58	48
0.398% due 06/25/2047 •		300	280
0.498% due 03/25/2036 ^•		5,947	5,370
0.868% due 11/25/2035 •		817	802

Countrywide Asset-Backed Certificates Trust
0.278% due 04/25/2046 •		1,966	1,810
0.298% due 03/25/2047 ^•		78	77
0.388% due 03/25/2047 ^•		6,698	5,936
0.418% due 09/25/2046 •		1,635	1,337
0.888% due 08/25/2047 •		44,328	43,228
1.048% due 04/25/2035 •		3,535	3,552
1.723% due 12/25/2034 •		1,205	1,181
4.740% due 10/25/2035 ~		12	12
5.499% due 02/25/2035 ~		4,460	4,228

Credit Suisse Mortgage Capital Asset-Backed Trust
0.748% due 09/25/2037 •		202	201

Credit-Based Asset Servicing & Securitization CBO Ltd.
0.590% due 12/15/2034 •		12,502	2,478
0.656% due 02/16/2041 •		128,899	5,587

Credit-Based Asset Servicing & Securitization LLC
0.748% due 07/25/2035 •		5,409	5,309
0.928% due 03/25/2034 •		235	232

Credit-Based Asset Servicing & Securitization Trust
0.298% due 07/25/2036 •		1,657	1,644

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		395	391
1.442% due 10/20/2028 •		10,659	10,563

CVC Cordatus Loan Fund DAV
0.780% due 08/15/2032 •	EUR	1,900	2,217

CWHEQ Revolving Home Equity Loan Resuritization Trust
0.392% due 12/15/2035 •		$9,695	9,405
0.412% due 05/15/2034 •		2,070	2,035

CWHEQ Revolving Home Equity Loan Trust
0.382% due 02/15/2036 •		6,060	5,711

Denali Capital CLO LLC
1.295% due 10/26/2027 •		13,886	13,844

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		19,947	19,797

ECMC Group Student Loan Trust
1.198% due 05/25/2067 •		2,390	2,371

EFS Volunteer LLC
1.095% due 10/25/2035 •		1,785	1,768

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		17,336	17,224

Elmwood CLO Ltd.
1.622% due 04/20/2030 •		10,300	10,300

EMC Mortgage Loan Trust
3.148% due 11/25/2030 •		4,518	4,574

First Franklin Mortgage Loan Trust
0.298% due 05/25/2036 •		3,931	3,734

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.388% due 04/25/2036 •		$7,600	$6,571

Fremont Home Loan Trust
0.288% due 11/25/2036 •		3,638	2,518

Glacier Funding CDO Ltd.
1.055% due 11/12/2042 •		3,035	3,018

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		9,910	10,027

GSAA Home Equity Trust
0.268% due 05/25/2047 •		1,392	1,041
0.368% due 03/25/2047 •		6,787	3,415
0.598% due 08/25/2037 •		263	259
0.798% due 06/25/2035 •		4,154	4,206

GSAMP Trust
0.288% due 03/25/2047 •		15,775	14,957
0.318% due 01/25/2037 •		1,928	1,875
0.388% due 09/25/2036 •		10,246	5,125
0.788% due 08/25/2033 •		8,623	8,354
0.898% due 01/25/2034 •		2,245	2,172

Halcyon Loan Advisors European Funding DAC
0.770% due 01/18/2031 •	EUR	2,500	2,915

Harley Marine Financing LLC
5.682% due 05/15/2043 «		$1,017	844

Harvest SBA Loan Trust
2.408% due 08/25/2044 •		9,619	9,319

Hayfin Emerald CLO DAC
1.450% due 02/15/2033 •	EUR	15,000	17,621

Hildene TruPS Securitization Ltd.
2.016% due 05/22/2039 •		$72,037	68,795

Home Equity Loan Trust
0.338% due 04/25/2037 •		16,403	15,492
0.378% due 04/25/2037 •		1,291	1,234

Home Equity Mortgage Loan Asset-Backed Trust
0.338% due 06/25/2036 •		2,775	2,732
0.338% due 04/25/2037 •		7,248	5,364

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •		68	25

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		1,360	1,360

JPMorgan Mortgage Acquisition Corp.
0.733% due 01/25/2036 •		9,226	8,774
1.108% due 06/25/2035 •		7,474	6,915

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		1,365	1,329

Jubilee CLO BV
0.402% due 07/12/2028 •	EUR	2,450	2,854

Legacy Mortgage Asset Trust
1.895% due 01/28/2070 •		$16,003	16,044
3.438% due 05/25/2059 þ		1,103	1,116
3.750% due 04/25/2059 þ		4,429	4,551

Lehman XS Trust
0.268% due 02/25/2037 •		7,217	6,947
0.308% due 02/25/2037 •		2,941	2,794

LoanCore Issuer Ltd.
1.282% due 05/15/2036 •		17,300	17,128

Long Beach Mortgage Loan Trust
0.298% due 06/25/2036 •		9,112	5,721
0.298% due 09/25/2036 •		14,803	10,920
0.448% due 02/25/2036 •		8,658	7,552
0.778% due 01/25/2046 •		3,565	3,388

LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •		5,128	5,257

Mackay Shields EURO CLO DAC
0.930% due 10/20/2032 «•	EUR	2,700	3,155

Madison Park Funding Ltd.
1.532% due 07/20/2026 •		$176	176

Man GLG Euro Clo DAC
0.910% due 10/15/2030 •	EUR	9,500	11,085

Marlay Park CLO DAC
0.740% due 10/15/2030 •		4,100	4,781

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		$309	115

Merrill Lynch Mortgage Investors Trust
0.695% due 04/25/2037 •		768	534
0.948% due 08/25/2035 •		1,284	1,172

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

METAL LLC
4.581% due 10/15/2042		$3,213	$2,442

Morgan Stanley ABS Capital, Inc. Trust
0.418% due 03/25/2036 •		5,080	4,979
0.853% due 12/25/2034 •		113	103

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		4,605	4,578

Nassau Ltd.
2.383% due 07/20/2029 •		8,000	8,016

National Collegiate Student Loan Trust
0.468% due 10/27/2031 •		7,921	7,670
0.552% due 10/25/2033 •		5,181	4,991
0.628% due 12/26/2033 •		1,508	1,489

Navient Private Education Refi Loan Trust
1.170% due 09/16/2069		10,400	10,422

Navient Student Loan Trust
0.398% due 06/27/2067 •		70	70

Nelnet Student Loan Trust
1.075% due 06/27/2067 •		40,436	40,165

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.298% due 07/25/2036 •		27,109	26,140
0.478% due 10/25/2036 ^•		2,315	671

NovaStar Mortgage Funding Trust
0.468% due 05/25/2036 •		2,648	2,604
2.248% due 12/25/2034 •		74	73

Ocean Trails CLO
1.425% due 07/15/2028 •		2,227	2,223

Option One Mortgage Loan Trust Asset-Backed Certificates
0.838% due 11/25/2035 •		3,277	3,176

Oscar U.S. Funding LLC
2.490% due 08/10/2022		1,987	2,001

Ownit Mortgage Loan Trust
0.358% due 01/25/2037 •		2,382	2,352

OZLM Ltd.
1.745% due 04/15/2032 •		28,002	27,931

Palisades CDO Ltd.
0.908% due 07/22/2039 •		16,773	16,535

Palmer Square Loan Funding Ltd.
1.164% due 10/24/2027 •		6,788	6,772

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.638% due 09/25/2035 •		12,188	12,027
1.183% due 05/25/2035 •		7,804	6,795

People’s Choice Home Loan Securities Trust
1.093% due 05/25/2035 ^•		1,600	1,529

Purple Finance CLO DAC
0.800% due 01/25/2031 •	EUR	2,100	2,462

Quest Trust
0.438% due 08/25/2036 •		$11,225	9,843

RAAC Trust
0.448% due 06/25/2044 •		2,532	2,222

Residential Asset Securities Corp. Trust
0.388% due 09/25/2036 •		4,385	4,356
0.418% due 07/25/2036 •		1,387	1,193
0.568% due 02/25/2036 •		1,500	1,410
0.798% due 09/25/2035 •		4,500	4,408

Saranac CLO Ltd.
1.906% due 06/22/2030 •		6,522	6,520

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		8,209	7,957
1.898% due 12/25/2037 •		4,687	4,674

Saybrook Point CBO Ltd.
0.980% due 02/25/2036 •		368	368

Securitized Asset-Backed Receivables LLC Trust
0.438% due 12/25/2035 •		298	292

SLM Private Education Loan Trust
2.402% due 06/16/2042 •		963	965

SLM Student Loan Trust
0.000% due 01/25/2024 •	EUR	311	365
0.000% due 06/17/2024 •		296	347
1.745% due 04/25/2023 •		$2,812	2,781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SMB Private Education Loan Trust
2.340% due 09/15/2034		$7,390	$7,534

SoFi Professional Loan Program LLC
1.248% due 10/27/2036 •		205	205
2.630% due 07/25/2040		11,707	11,944

SoFi Professional Loan Program Trust
3.120% due 02/25/2048		913	916

Soundview Home Loan Trust
0.258% due 01/25/2037 •		10,777	9,342
0.298% due 03/25/2037 •		4,017	3,857
0.318% due 07/25/2037 •		7,337	6,415
0.348% due 06/25/2037 •		52,976	44,124
1.098% due 09/25/2037 •		1,074	989

Springleaf Funding Trust
2.680% due 07/15/2030		5,094	5,103

Sprite Ltd.
4.250% due 12/15/2037		3,293	3,006

St Paul’s CLO DAC
0.850% due 08/20/2030 •	EUR	30,600	35,891

St Pauls CLO
0.820% due 11/15/2030 •		13,250	15,438

Structured Asset Securities Corp. Mortgage Loan Trust
0.528% due 12/25/2035 •		$5,001	4,931

Towd Point Mortgage Trust
4.500% due 10/25/2058 ~		4,311	4,478
4.750% due 11/25/2058 ~		17,100	17,931

Trainer Wortham First Republic CBO Ltd.
0.873% due 04/10/2037 •		2,647	2,595

Tralee CLO Ltd.
1.382% due 10/20/2028 •		1,500	1,487

TruPS Financials Note Securitization Ltd.
1.797% due 09/20/2039 •		5,931	5,575

Upstart Securitization Trust
2.897% due 09/20/2029		1,065	1,074

WAVE Trust
3.844% due 11/15/2042		7,318	6,730

Total Asset-Backed Securities (Cost $1,222,027)			1,210,776

SOVEREIGN ISSUES 5.4%

Argentina Government International Bond
1.000% due 08/05/2021 (h)	ARS	37,967	257
15.500% due 10/17/2026		129,155	375
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		6,524	53
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		119,419	801

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$9,924	4,143
0.125% due 07/09/2035 þ		20,774	7,811
0.125% due 01/09/2038 þ		1,011	434
0.125% due 07/09/2041 þ		2,513	1,002
0.125% due 07/09/2046 þ		115	44
1.000% due 07/09/2029		1,115	508

Autonomous City of Buenos Aires Argentina
32.858% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	10,853	67
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		47,360	320

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	250	306

China Development Bank
2.890% due 06/22/2025	CNY	40,400	5,778
3.300% due 02/01/2024		8,000	1,171
3.430% due 01/14/2027		7,200	1,047
3.680% due 02/26/2026		56,400	8,324
3.740% due 09/10/2025		50,900	7,543
4.150% due 10/26/2025		42,400	6,402

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		$900	1,002
3.875% due 04/16/2050		5,700	6,983

Guatemala Government International Bond
5.375% due 04/24/2032		600	691

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mexico Government International Bond
3.900% due 04/27/2025		$800	$876
4.750% due 04/27/2032		2,400	2,718

Paraguay Government International Bond
4.950% due 04/28/2031		938	1,085

Peru Government International Bond
2.392% due 01/23/2026		769	807
2.783% due 01/23/2031		1,525	1,654
5.350% due 08/12/2040	PEN	7,740	2,133
5.400% due 08/12/2034		8,416	2,447
5.940% due 02/12/2029		44,524	14,524
6.150% due 08/12/2032		4,776	1,521
6.350% due 08/12/2028		35,939	12,033
6.900% due 08/12/2037		26	9
6.950% due 08/12/2031		29,564	10,044
8.200% due 08/12/2026		32,136	11,845

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	21,052	125
33.497% due 05/31/2022		37,323	222

Qatar Government International Bond
3.875% due 04/23/2023		$300	323

Russia Government International Bond
0.000% (RUONIA + 0.000%) due 04/24/2024 ~	RUB	2,210,301	28,109
7.150% due 11/12/2025		1,955,413	27,118
7.950% due 10/07/2026		766,427	11,037

Saudi Government International Bond
2.375% due 10/26/2021		$10,122	10,307
3.250% due 10/26/2026		29,000	31,608
3.625% due 03/04/2028		1,000	1,110
4.000% due 04/17/2025		18,000	20,034
4.375% due 04/16/2029		2,200	2,580

Serbia Government International Bond
3.125% due 05/15/2027	EUR	1,998	2,508

South Africa Government International Bond
4.850% due 09/30/2029		$3,600	3,444
5.750% due 09/30/2049		2,400	2,043

Turkey Government International Bond
4.250% due 03/13/2025		25,200	23,256
4.625% due 03/31/2025	EUR	6,500	7,454
5.250% due 03/13/2030		$15,400	13,752
5.625% due 03/30/2021		700	705
7.625% due 04/26/2029		10,800	11,144

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		1,000	1,021

Ukraine Government International Bond
7.750% due 09/01/2021		400	411

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)		408	33
7.000% due 03/31/2038 ^(c)		124	10
7.650% due 04/21/2025 ^(c)		3,123	250
8.250% due 10/13/2024 ^(c)		2,021	162
9.000% due 05/07/2023 ^(c)		268	21
9.250% due 09/15/2027 ^(c)		729	58
9.250% due 05/07/2028 ^(c)		2,886	231
11.750% due 10/21/2026 ^(c)		130	10
11.950% due 08/05/2031 ^(c)		6,600	528
12.750% due 08/23/2022 ^(c)		930	74

Total Sovereign Issues (Cost $340,970)			316,446

		SHARES
COMMON STOCKS 0.2%

COMMUNICATION SERVICES 0.1%

Clear Channel Outdoor Holdings, Inc. (d)		2,065,869	2,066

iHeartMedia, Inc. «(d)		1,547	11

iHeartMedia, Inc. ‘A’ (d)		114,998	934

			3,011

CONSUMER DISCRETIONARY 0.0%

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		4,107	2

116	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
ENERGY 0.0%

Dommo Energia S.A. (d)(k)	75,721	$15

Dommo Energia S.A. «(d)(k)	956,569	158

Dommo Energia S.A. SP - ADR (d)	3,069	6

		179

FINANCIALS 0.0%

Associated Materials Group, Inc «(d)(k)	309,465	1,965

Hipotecaria Su Casita S.A. «(d)	345,787	0

		1,965

INDUSTRIALS 0.1%

McDermott International Ltd. (d)	244,191	586

Neiman Marcus Group Ltd. LLC «(d)(k)	110,888	6,881

Westmoreland Mining Holdings LLC «(d)(k)	2,935	22

		7,489

INFORMATION TECHNOLOGY 0.0%

Windstream Services LLC - Exp. 03/24/2021 «	5,492	75

UTILITIES 0.0%

Eneva S.A. (d)(k)	39,206	336

Total Common Stocks (Cost $26,054)		13,057

WARRANTS 0.1%

COMMUNICATION SERVICES 0.1%

iHeartMedia, Inc. - Exp. 05/01/2039 «	748,945	5,325

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	226,601	0

Total Warrants (Cost $13,337)		5,325

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 1.1%

BANKING & FINANCE 0.1%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		2,200,000	$2,669

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		500,000	587
6.750% due 04/25/2022 •(i)(j)		500,000	613

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(i)		452,000	481

Charles Schwab Corp.
5.375% due 06/01/2025 •(i)		1,051,000	1,141

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)(i)		3,600,000	5,040

			10,531

INDUSTRIALS 0.1%

General Electric Co.
5.000% due 01/21/2021 •(i)		5,673,000	4,529

UTILITIES 0.9%

AT&T Mobility LLC
7.000% due 10/20/2022 «(i)(k)		1,868,094	50,535

Total Preferred Securities (Cost $66,005)			65,595

REAL ESTATE INVESTMENT TRUSTS 0.0%

REAL ESTATE 0.0%

Uniti Group, Inc.		4,324	45

Total Real Estate Investment Trusts (Cost $27)			45

SHORT-TERM INSTRUMENTS 0.3%

REPURCHASE AGREEMENTS (l) 0.0%
			1,919

		PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.0%

Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (h)	ARS	21,046	143

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ARGENTINA TREASURY BILLS 0.2%
24.369% due 10/13/2020 - 01/29/2021 (e)(f)	ARS	1,940,368	$12,755

U.S. TREASURY BILLS 0.1%
0.093% due 10/08/2020 - 01/07/2021 (e)(f)(q)		$3,001	3,001

Total Short-Term Instruments (Cost $20,097)			17,818

Total Investments in Securities (Cost $8,624,639)			8,628,086

		SHARES
INVESTMENTS IN AFFILIATES 0.0%

SHORT-TERM INSTRUMENTS 0.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.0%

PIMCO Short-Term Floating NAV Portfolio III		17,091	169

Total Short-Term Instruments (Cost $168)			169

Total Investments in Affiliates (Cost $168)			169

Total Investments 147.7% (Cost $8,624,807)			$8,628,255

Financial Derivative Instruments (n)(p) 0.2% (Cost or Premiums, net $(23,078))			13,688

Other Assets and Liabilities, net (47.9)%			(2,800,002)

Net Assets 100.0%			$5,841,941

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$50,528	$50,535	0.87%
Associated Materials Group, Inc	08/24/2020	1,965	1,965	0.03
Dommo Energia S.A.	12/21/2017 - 12/03/2019	215	173	0.00
Eneva S.A.	12/21/2017	181	336	0.01
General Motors Co. 6.800% due 10/01/2027	05/07/2020	515	628	0.01
Neiman Marcus Group Ltd. LLC	09/25/2020	3,571	6,881	0.12
Westmoreland Mining Holdings LLC	03/26/2019	9	22	0.00

		$56,984	$60,540	1.04%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,919	U.S. Treasury Notes 1.750% due 07/31/2021	$(1,957)	$1,919	$1,919

Total Repurchase Agreements						$(1,957)	$1,919	$1,919

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BOS	0.080%	09/30/2020	10/06/2020		$(19,125)	$(19,125)
BSN	0.170	09/21/2020	10/05/2020		(45,479)	(45,482)
	0.180	08/13/2020	10/13/2020		(17,062)	(17,066)
	0.200	03/20/2020	TBD	(2)	(54,009)	(54,068)
GRE	0.170	09/15/2020	10/15/2020		(2,922)	(2,922)
	0.170	09/16/2020	10/16/2020		(720)	(720)
IND	0.170	09/16/2020	10/16/2020		(38,834)	(38,837)
JPS	0.170	09/09/2020	10/08/2020		(35,605)	(35,609)
	0.200	08/31/2020	10/01/2020		(87,669)	(87,684)
	0.200	09/01/2020	10/01/2020		(15,321)	(15,323)
	0.200	09/02/2020	10/01/2020		(40,824)	(40,830)
	0.200	09/09/2020	10/08/2020		(46,001)	(46,007)
	0.200	09/11/2020	10/14/2020		(15,309)	(15,311)
	0.200	09/14/2020	10/14/2020		(119,175)	(119,186)
	0.200	09/16/2020	10/14/2020		(10,200)	(10,201)
	0.200	09/17/2020	10/21/2020		(346,539)	(346,566)
	0.200	09/18/2020	10/21/2020		(111,600)	(111,608)
	0.200	09/22/2020	10/21/2020		(20,345)	(20,346)
	0.200	09/24/2020	10/21/2020		(2,929)	(2,929)
	0.210	09/29/2020	10/14/2020		(20,865)	(20,865)
	0.210	10/01/2020	11/02/2020		(143,655)	(143,655)
SGY	0.150	09/22/2020	10/22/2020		(7,583)	(7,583)
	0.150	09/28/2020	10/28/2020		(233,002)	(233,005)
	0.150	09/29/2020	10/29/2020		(3,608)	(3,608)

Total Reverse Repurchase Agreements						$(1,438,536)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
TDL	0.140%	09/24/2020	10/01/2020	$(2,858)	$(2,858)
	0.150	09/30/2020	10/01/2020	(4,276)	(4,276)
UBS	0.180	08/05/2020	10/05/2020	(5,383)	(5,385)

Total Sale-Buyback Transactions					$(12,519)

118	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (5.4)%
Uniform Mortgage-Backed Security, TBA	2.500%	10/01/2050	$236,000	$(247,949)	$(247,542)
Uniform Mortgage-Backed Security, TBA	4.000	11/01/2050	400	(425)	(425)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050	60,600	(66,456)	(66,412)

Total Short Sales (5.4)%				$(314,830)	$(314,379)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BOS	$0	$(19,125)	$0	$(19,125)	$19,103	$(22)
BSN	0	(116,616)	0	(116,616)	117,528	912
FICC	1,919	0	0	1,919	(1,957)	(38)
GRE	0	(3,642)	0	(3,642)	3,636	(6)
IND	0	(38,837)	0	(38,837)	38,773	(64)
JPS	0	(1,016,120)	0	(1,016,120)	895,881	(120,239)
SGY	0	(244,196)	0	(244,196)	241,517	(2,679)

Master Securities Forward Transaction Agreement
TDL	0	0	(7,134)	(7,134)	7,141	7
UBS	0	0	(5,385)	(5,385)	5,293	(92)

Total Borrowings and Other Financing Transactions	$1,919	$(1,438,536)	$(12,519)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Government Agencies	$(143,837)	$(693,020)	$0	$(54,068)	$(890,925)
U.S. Treasury Obligations	0	(403,956)	0	0	(403,956)

Total	$(143,837)	$(1,096,976)	$0	$(54,068)	$(1,294,881)

Sale-Buyback Transactions
U.S. Treasury Obligations	(7,134)	(5,385)	0	0	(12,519)

Total	$(7,134)	$(5,385)	$0	$0	$(12,519)

Total Borrowings	$(150,971)	$(1,102,361)	$0	$(54,068)	$(1,307,400)

Payable for reverse repurchase agreements and sale-buyback financing transactions(4)					$(1,307,400)

(m)	Securities with an aggregate market value of $1,326,749 and cash of $2,989 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(717,801) at a weighted average interest rate of 0.224%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(4)	Unsettled reverse repurchase agreements liability of $(143,655) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	126	$13,482	$121	$0	$(17)
Euro-BTP Italy Government Bond December Futures	12/2020	616	106,587	1,559	390	(368)

				$1,680	$390	$(385)

SHORT FUTURES CONTRACTS
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	18	$(3,683)	$(18)	$7	$(6)
Euro-Buxl 30-Year Bond December Futures	12/2020	5	(1,305)	(20)	7	(7)
U.S. Treasury 5-Year Note December Futures	12/2020	1,220	(153,758)	(203)	124	0
U.S. Treasury 10-Year Note December Futures	12/2020	280	(39,069)	(24)	70	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	116	(25,730)	181	205	(2)
United Kingdom Long Gilt December Futures	12/2020	31	(5,445)	5	18	(9)

				$(79)	$431	$(24)

Total Futures Contracts				$1,601	$821	$(409)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.505%	$	1,400	$(16)	$4	$(12)	$1	$0
Sprint Communications, Inc.	(5.000)	Quarterly	06/20/2024	0.758		800	(111)	(15)	(126)	0	0

							$(127)	$(11)	$(138)	$1	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
AT&T, Inc.	1.000%	Quarterly	12/20/2024	0.717%	$	12,900	$122	$34	$156	$8	$0
Berkshire Hathaway, Inc.	1.000	Quarterly	12/20/2021	0.094		300	7	(4)	3	0	0
Boeing Co.	1.000	Quarterly	12/20/2021	2.810		4,000	(101)	15	(86)	5	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.785		500	(5)	(117)	(122)	1	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.848		100	(5)	(21)	(26)	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		1,750	(83)	80	(3)	1	0
General Electric Co.	1.000	Quarterly	12/20/2024	1.419		4,200	(74)	3	(71)	1	0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888	EUR	4,000	(20)	(655)	(675)	0	(18)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.497	$	5,000	424	(141)	283	0	(2)
Volkswagen International Finance NV	1.000	Quarterly	12/20/2020	0.349	EUR	300	8	(7)	1	0	0

							$273	$(813)	$(540)	$16	$(20)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	23,000	$(745)	$(409)	$(1,154)	$0	$(25)
CDX.IG-31 5-Year Index	(1.000)	Quarterly	12/20/2023		16,200	(266)	124	(142)	0	(10)
CDX.IG-33 5-Year Index	(1.000)	Quarterly	12/20/2024		291,500	(2,847)	413	(2,434)	0	(195)

						$(3,858)	$128	$(3,730)	$0	$(230)

120	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-28 5-Year Index	1.000%	Quarterly	12/20/2022	$940	$(35)	$24	$(11)	$0	$0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	3,196	(149)	76	(73)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	8,366	(263)	62	(201)	5	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	11,160	(476)	138	(338)	4	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	12,350	(1,280)	798	(482)	17	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	7,300	(473)	11	(462)	15	0

					$(2,676)	$1,109	$(1,567)	$41	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	78,100	$2	$616	$618	$39	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		60,800	0	483	483	31	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		20,200	0	162	162	10	0
Receive(6)	3-Month USD-LIBOR	0.200	Semi-Annual	12/07/2022	$	44,900	(23)	44	21	2	0
Receive(6)	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2023		55,600	(194)	111	(83)	9	0
Receive(6)	3-Month USD-LIBOR	0.300	Semi-Annual	12/07/2025		489,400	(219)	2,061	1,842	490	0
Receive(6)	3-Month USD-LIBOR	0.500	Semi-Annual	12/07/2027		80,100	(495)	692	197	149	0
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030		5,600	(42)	61	19	15	0
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/07/2030		645,300	(8,611)	11,591	2,980	1,855	0
Receive(6)	3-Month USD-LIBOR	0.900	Semi-Annual	12/07/2050		59,000	(1,909)	5,790	3,881	789	0
Receive	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023	ZAR	18,500	(6)	(97)	(103)	0	(2)
Receive	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		4,000	(2)	(30)	(32)	0	(1)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		53,600	0	290	290	9	0
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026	AUD	12,500	86	1,202	1,288	0	(3)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		80,900	1,624	8,022	9,646	0	(30)
Receive	6-Month EUR-EURIBOR	0.500	Annual	03/18/2025	EUR	11,400	111	(43)	68	0	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		2,200	40	(65)	(25)	0	0
Receive	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		17,400	966	(2,660)	(1,694)	13	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		4,000	(129)	(627)	(756)	4	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	3,500	36	(201)	(165)	7	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		8,200	200	(776)	(576)	47	0
Receive(6)	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028	JPY	19,770,000	360	(346)	14	0	(89)
Receive(6)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		1,660,000	(3)	(10)	(13)	0	(9)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		13,812,410	(511)	(4,649)	(5,160)	0	(72)
Pay	28-Day MXN-TIIE	5.610	Lunar	07/07/2021	MXN	25,400	(72)	82	10	0	0
Pay	28-Day MXN-TIIE	5.798	Lunar	09/06/2021		16,400	(43)	53	10	0	0
Pay	28-Day MXN-TIIE	7.350	Lunar	11/17/2021		8,100	2	10	12	0	0
Pay	28-Day MXN-TIIE	7.388	Lunar	11/17/2021		6,300	2	8	10	0	0
Pay	28-Day MXN-TIIE	7.199	Lunar	12/03/2021		6,700	(1)	11	10	0	0
Pay	28-Day MXN-TIIE	7.538	Lunar	02/23/2022		4,200	2	6	8	0	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		44,500	1	(7)	(6)	0	(1)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		4,500	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		11,200	0	(2)	(2)	0	0
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		11,500	0	(1)	(1)	0	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		2,000	0	7	7	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		3,400	0	11	11	0	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		37,200	17	108	125	1	0
Pay	28-Day MXN-TIIE	7.640	Lunar	01/03/2023		10,400	0	32	32	0	0
Pay	28-Day MXN-TIIE	7.645	Lunar	01/03/2023		2,000	0	6	6	0	0
Pay	28-Day MXN-TIIE	7.745	Lunar	01/05/2023		1,400	0	5	5	0	0
Pay	28-Day MXN-TIIE	7.610	Lunar	01/23/2023		30,300	(7)	103	96	1	0
Pay	28-Day MXN-TIIE	7.805	Lunar	02/06/2023		3,400	0	12	12	0	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		4,200	(1)	15	14	0	0
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		5,800	0	1	1	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		1,900	0	1	1	0	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		4,800	0	3	3	0	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		4,900	0	2	2	0	0
Pay	28-Day MXN-TIIE	5.950	Lunar	01/30/2026		2,700	(13)	18	5	0	0
Pay	28-Day MXN-TIIE	6.080	Lunar	03/10/2026		6,600	(30)	43	13	0	0
Pay	28-Day MXN-TIIE	7.865	Lunar	02/02/2027		6,900	11	33	44	1	0
Pay	28-Day MXN-TIIE	8.010	Lunar	02/04/2027		2,900	6	14	20	0	0
Pay	28-Day MXN-TIIE	7.818	Lunar	02/17/2027		4,900	7	24	31	0	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		9,700	0	4	4	1	0
Pay	28-Day MXN-TIIE	7.150	Lunar	06/11/2027		15,400	(17)	89	72	1	0
Pay	28-Day MXN-TIIE	7.370	Lunar	10/11/2027		31,500	(10)	175	165	2	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	121

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	28-Day MXN-TIIE	7.984%	Lunar	12/10/2027	MXN	1,100	$0	$8	$8	$0	$0
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		100	0	(1)	(1)	0	0
Receive	28-Day MXN-TIIE	8.005	Lunar	12/21/2027		18,500	(10)	(121)	(131)	0	(1)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		1,200	0	(8)	(8)	0	0
Pay	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		6,700	(5)	51	46	1	0
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		2,000	0	(14)	(14)	0	0
Pay	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		5,400	0	39	39	0	0
Pay	28-Day MXN-TIIE	7.165	Lunar	09/06/2032		2,500	(6)	17	11	0	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		800	3	(7)	(4)	0	0
Pay	28-Day MXN-TIIE	7.360	Lunar	08/21/2037		21,100	(44)	142	98	1	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		24,500	22	(227)	(205)	0	(1)

							$(8,905)	$22,365	$13,460	$3,478	$(209)

Total Swap Agreements							$(15,293)	$22,778	$7,485	$3,536	$(459)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$821	$3,536	$4,357	$0	$ (409)	$ (459)	$ (868)

(o)

Securities with an aggregate market value of $86,509 and cash of $10,141 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	EUR	291		$345	$4	$0
	10/2020	GBP	3,975		5,113	0	(16)

BPS	10/2020	EUR	38,996		45,566	15	(170)
	10/2020	GBP	5,186		6,687	0	(5)
	10/2020	JPY	66,918		631	0	(3)
	10/2020	RUB	70,604		989	81	0
	10/2020		$5,760	CLP	4,428,220	0	(118)
	10/2020		5,259	GBP	4,131	72	0

122	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	GBP	1,114	JPY	117,635	$1	$0
	11/2020	JPY	117,635		$1,115	0	(1)
	11/2020	NZD	24,778		16,271	0	(120)

BRC	10/2020		$1,419	GBP	1,100	1	0

CBK	10/2020	BRL	12,098		$2,145	0	(9)
	10/2020	EUR	2,873		3,378	9	0
	10/2020	GBP	220,939		292,011	6,922	0
	10/2020	PEN	9,604		2,710	45	0
	10/2020	RUB	172,899		2,404	181	0
	10/2020		$2,158	BRL	12,098	0	(4)
	10/2020		2,688	PEN	9,604	0	(23)
	11/2020	CAD	2,241		$1,693	10	0
	11/2020	PEN	19,806		5,567	70	0
	12/2020		1,052		299	7	0
	02/2021		9,604		2,680	18	0

DUB	10/2020	BRL	147,060		26,469	282	0
	10/2020		$26,071	BRL	147,060	115	0
	11/2020		26,448		147,060	0	(283)

GLM	10/2020	RUB	49,687		$689	50	0
	11/2020	GBP	173,468		222,567	0	(1,305)
	11/2020	RUB	99,539		1,343	67	0
	12/2020		$31,103	MXN	687,674	0	(243)

HUS	10/2020	EUR	10,226		$12,133	144	0
	10/2020	GBP	32,121		41,650	202	0
	10/2020	JPY	52,294		492	0	(4)
	10/2020	MXN	1,336,623		62,459	2,143	0
	10/2020		$33,061	GBP	25,699	99	0
	10/2020		57,054	MXN	1,258,054	0	(283)
	11/2020	AUD	1,264		$900	0	(5)
	11/2020	GBP	25,699		33,066	0	(100)
	03/2021		$61,458	MXN	1,336,623	0	(2,099)

JPM	10/2020	EUR	738		$872	7	0
	10/2020		$3,454	MXN	78,569	91	0

MYI	10/2020	JPY	64,743		$611	0	(3)
	10/2020		$555	JPY	58,476	0	0
	11/2020	JPY	58,476		$555	0	0

NGF	12/2020		$30,449	INR	2,289,671	444	0

SCX	10/2020	EUR	320,152		$383,139	7,777	0
	10/2020		$370	RUB	27,442	0	(17)
	11/2020	EUR	373,276		$438,008	72	0
	12/2020		$29,881	IDR	442,448,986	0	(365)

SOG	11/2020	RUB	95,086		$1,278	59	0

SSB	10/2020		$1,168	JPY	123,035	0	(2)
	11/2020	GBP	57,823		$74,114	0	(510)
	11/2020	JPY	123,035		1,169	2	0
	12/2020		$209	CNH	1,476	7	0

TOR	10/2020	JPY	59,279		$559	0	(3)
	10/2020		$328	JPY	34,566	0	0
	11/2020	JPY	34,566		$328	0	0

UAG	10/2020	BRL	134,962		23,926	0	(106)
	10/2020	JPY	90,479		851	0	(6)
	10/2020		$24,025	BRL	134,962	8	0
	11/2020	RUB	137,458		$1,847	84	0

Total Forward Foreign Currency Contracts						$19,089	$(5,803)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	16,900	$ (15)	$ (1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	34,300	(60)	(41)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	41,300	(37)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	20,400	(35)	(8)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	20,900	(30)	(5)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	123

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450%	12/16/2020	56,800	$(39)	$(14)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	58,000	(46)	(23)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	56,800	(82)	(154)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	58,000	(75)	(134)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	52,100	(91)	(62)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	51,600	(62)	(175)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	27,200	(20)	(47)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	76,400	(214)	(455)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	10,400	(11)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	32,500	(46)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	10,400	(16)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	32,500	(53)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	28,800	(24)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	28,800	(41)	(78)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	18,100	(15)	(1)

DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	19,400	(17)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	10,600	(17)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	19,400	(48)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	57,100	(52)	(14)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	57,100	(74)	(155)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	17,200	(35)	(32)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	16,500	(18)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	16,500	(16)	(20)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	33,900	(42)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	33,900	(69)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	17,000	(10)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	17,000	(27)	(46)

GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	01/20/2021	9,800	(7)	(6)
	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500	03/17/2021	19,382	(14)	(23)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	25,000	(28)	(108)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	40,700	(82)	(170)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	4,100	(7)	(8)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	10,800	(8)	(1)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	03/17/2021	23,575	(18)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	10,000	(8)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	10,000	(17)	(4)

JPM	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	19,700	(17)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	21,700	(28)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	21,700	(43)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	19,700	(50)	(1)

						$ (1,764)	$ (1,852)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	7,000	$(51)	$(28)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	32,900	(252)	(80)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	32,000	(210)	(76)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	20,300	(149)	(145)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	33,000	(259)	(195)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	28,900	(122)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	26,300	(86)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	19,700	(65)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	31,500	(98)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	21,100	(68)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	31,000	(125)	(28)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	31,000	(125)	(29)

GSC	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	20,000	(28)	(1)

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	15,000	(63)	(19)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	29,000	(163)	(130)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	18,500	(72)	(72)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	22,000	(55)	(39)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	14,000	(96)	(66)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	14,000	(63)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	29,400	(106)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	13,900	(46)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	14,000	(46)	(1)

124	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$102.293	10/07/2020	24,100	$(75)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	16,500	(44)	(61)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	29,400	(69)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	7,000	(14)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	16,000	(48)	(15)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	16,000	(70)	(19)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	17,000	(125)	(154)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.438	11/05/2020	17,000	(125)	(21)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	16,000	(45)	(33)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	16,000	(33)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	14,000	(53)	(57)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	7,000	(26)	(30)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	14,000	(28)	(29)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	7,000	(13)	(12)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.063	11/05/2020	2,900	(16)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.063	11/05/2020	2,900	(14)	(11)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	103.969	11/05/2020	2,900	(10)	(3)

					$(3,156)	$(1,382)

Total Written Options					$(4,920)	$(3,234)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.026%	EUR	100	$1	$(1)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.397%	$6,600	$(6)	$21	$15	$0
	New York State General Obligation Bonds, Series 2005	1.850	Quarterly	03/20/2021	0.226	1,900	0	16	16	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	300	(12)	14	2	0

BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	1,200	(15)	16	1	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	1,600	(26)	19	0	(7)

BRC	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.723	400	(19)	11	0	(8)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	100	(10)	6	0	(4)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	3,500	(170)	190	20	0

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	1,600	(28)	(48)	0	(76)
	California State General Obligation Bonds, Series 2003	3.050	Quarterly	12/20/2020	0.298	6,000	0	42	42	0
	California State General Obligation Bonds, Series 2003	2.650	Quarterly	03/20/2021	0.298	1,800	210	(189)	21	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	200	(2)	1	0	(1)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	600	2	(7)	0	(5)
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	100	(1)	1	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	3,400	(55)	41	0	(14)

FBF	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169	1,325	(51)	51	0	0

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	200	(6)	(1)	0	(7)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	1,900	(30)	(60)	0	(90)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	1,100	(16)	17	1	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	3,600	(74)	77	3	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	2,200	(18)	(3)	0	(21)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.514	1,200	(219)	212	0	(7)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2022	1.790	1,400	(124)	105	0	(19)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	100	(4)	0	0	(4)
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	3,900	(131)	154	23	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	6,400	39	(54)	0	(15)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	125

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	South Africa Government International Bond	1.000%	Quarterly	06/20/2024	2.761%	$3,500	$(149)	$(69)	$0	$(218)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	500	(16)	2	0	(14)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	4,800	(140)	(40)	0	(180)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	6,900	(101)	108	7	0

JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	5,000	(99)	104	5	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	700	(11)	8	0	(3)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	300	(21)	19	0	(2)

MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	7,800	(41)	(32)	0	(73)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	5,300	(73)	(58)	0	(131)
	New York State General Obligation Bonds, Series 2005	1.950	Quarterly	12/20/2020	0.226	6,000	0	27	27	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169	2,760	(90)	90	0	0
	Turkey Government International Bond	1.000	Quarterly	06/20/2024	5.234	100	(16)	2	0	(14)

NGF	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	11,900	(335)	394	59	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399	600	4	2	6	0

							$(1,854)	$1,189	$248	$(913)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
CBK	CDX.MCDX-30 5-Year Index	1.000%	Quarterly	06/20/2023	$3,600	$89	$(23)	$66	$0

DUB	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	5,400	(127)	162	35	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	14,000	(126)	175	49	0

FBF	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	1,300	(9)	5	0	(4)

GST	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	42,500	(338)	614	276	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	3,200	(17)	28	11	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,008	62	(11)	51	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	12,200	(458)	556	98	0

MEI	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	3,400	(25)	15	0	(10)

MYC	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	3,500	(79)	102	23	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	4,500	(27)	43	16	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	72,100	(253)	38	0	(215)
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	5,200	(203)	245	42	0

SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	12,100	7	72	79	0
	CMBX.NA.AAA.11 Index	0.500	Monthly	11/18/2054	42,400	(282)	431	149	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	155,100	(502)	39	0	(463)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	146,098	1,276	(605)	671	0

						$(1,012)	$1,886	$1,566	$(692)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	100,500	$0	$(130)	$0	$(130)
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		26,415	0	(19)	0	(19)

CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025		19,000	0	29	29	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		19,700	0	30	30	0

UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025		20,000	0	28	28	0

								$0	$(62)	$87	$(149)

Total Swap Agreements								$(2,865)	$3,012	$1,901	$(1,754)

126	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$0	$0	$(149)	$(149)	$(149)	$262	$113
BOA	4	0	33	37	(16)	(384)	0	(400)	(363)	430	67
BPS	169	0	1	170	(417)	(840)	(7)	(1,264)	(1,094)	1,052	(42)
BRC	1	0	20	21	0	0	(12)	(12)	9	0	9
CBK	7,262	0	188	7,450	(36)	(1)	(96)	(133)	7,317	(8,760)	(1,443)
DUB	397	0	84	481	(283)	(208)	0	(491)	(10)	(360)	(370)
FAR	0	0	0	0	0	(587)	0	(587)	(587)	703	116
FBF	0	0	0	0	0	(82)	(4)	(86)	(86)	102	16
GLM	117	0	0	117	(1,548)	0	0	(1,548)	(1,431)	453	(978)
GSC	0	0	0	0	0	(1)	0	(1)	(1)	0	(1)
GST	0	0	463	463	0	(327)	(381)	(708)	(245)	345	100
HUS	2,588	0	7	2,595	(2,491)	0	(194)	(2,685)	(90)	751	661
JPM	98	0	5	103	0	(787)	(5)	(792)	(689)	604	(85)
MEI	0	0	0	0	0	0	(10)	(10)	(10)	0	(10)
MYC	0	0	108	108	0	0	(433)	(433)	(325)	(860)	(1,185)
MYI	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
NGF	444	0	65	509	0	0	0	0	509	(560)	(51)
SAL	0	0	899	899	0	(17)	(463)	(480)	419	(157)	262
SCX	7,849	0	0	7,849	(382)	0	0	(382)	7,467	(7,160)	307
SOG	59	0	0	59	0	0	0	0	59	0	59
SSB	9	0	0	9	(512)	0	0	(512)	(503)	0	(503)
TOR	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
UAG	92	0	28	120	(112)	0	0	(112)	8	(90)	(82)

Total Over the Counter	$19,089	$0	$1,901	$20,990	$(5,803)	$(3,234)	$(1,754)	$(10,791)

(q)

Securities with an aggregate market value of $5,082 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	127

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$821	$821
Swap Agreements	0	58	0	0	3,478	3,536

	$0	$58	$0	$0	$4,299	$4,357

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$19,089	$0	$19,089
Swap Agreements	0	1,814	0	0	87	1,901

	$0	$1,814	$0	$19,089	$87	$20,990

	$0	$1,872	$0	$19,089	$4,386	$25,347

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$409	$409
Swap Agreements	0	250	0	0	209	459

	$0	$250	$0	$0	$618	$868

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,803	$0	$5,803
Written Options	0	1,852	0	0	1,382	3,234
Swap Agreements	0	1,605	0	0	149	1,754

	$0	$3,457	$0	$5,803	$1,531	$10,791

	$0	$3,707	$0	$5,803	$2,149	$11,659

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(4)	$(4)
Futures	0	0	0	0	21,679	21,679
Swap Agreements	0	(3,948)	0	0	(221,840)	(225,788)

	$0	$(3,948)	$0	$0	$(200,165)	$(204,113)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(41,513)	$0	$(41,513)
Written Options	0	620	0	0	1,770	2,390
Swap Agreements	0	(1,521)	0	0	4,573	3,052

	$0	$(901)	$0	$(41,513)	$6,343	$(36,071)

	$0	$(4,849)	$0	$(41,513)	$(193,822)	$(240,184)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(15,455)	$(15,455)
Swap Agreements	0	(2,453)	0	0	226,983	224,530

	$0	$(2,453)	$0	$0	$211,528	$209,075

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$22,453	$0	$22,453
Written Options	0	6,615	0	0	1,774	8,389
Swap Agreements	0	15,532	0	0	(4,954)	10,578

	$0	$22,147	$0	$22,453	$(3,180)	$41,420

	$0	$19,694	$0	$22,453	$208,348	$250,495

128	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$246,866	$15,347	$262,213
Corporate Bonds & Notes
Banking & Finance	0	1,076,313	746	1,077,059
Industrials	0	789,957	2,042	791,999
Utilities	0	283,882	0	283,882
Convertible Bonds & Notes
Utilities	0	18	0	18
Municipal Bonds & Notes
Illinois	0	253	0	253
Puerto Rico	0	667	0	667
Texas	0	587	0	587
U.S. Government Agencies	0	3,304,861	0	3,304,861
U.S. Treasury Obligations	0	509,574	0	509,574
Non-Agency Mortgage-Backed Securities	0	767,911	0	767,911
Asset-Backed Securities	0	1,206,728	4,048	1,210,776
Sovereign Issues	0	316,446	0	316,446
Common Stocks
Communication Services	3,000	0	11	3,011
Consumer Discretionary	2	0	0	2
Energy	15	6	158	179
Financials	0	0	1,965	1,965
Industrials	586	0	6,903	7,489
Information Technology	0	0	75	75
Utilities	336	0	0	336
Warrants
Communication Services	0	0	5,325	5,325
Preferred Securities
Banking & Finance	0	10,531	0	10,531
Industrials	0	4,529	0	4,529
Utilities	0	0	50,535	50,535
Real Estate Investment Trusts
Real Estate	45	0	0	45

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$1,919	$0	$1,919
Short-Term Notes	0	143	0	143
Argentina Treasury Bills	0	12,755	0	12,755
U.S. Treasury Bills	0	3,001	0	3,001

	$3,984	$8,536,947	$87,155	$8,628,086

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$169	$0	$0	$169

Total Investments	$4,153	$8,536,947	$87,155	$8,628,255

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(314,379)	$0	$(314,379)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	821	3,536	0	4,357
Over the counter	0	20,990	0	20,990

	$821	$24,526	$0	$25,347

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(409)	(459)	0	(868)
Over the counter	0	(10,719)	(72)	(10,791)

	$(409)	$(11,178)	$(72)	$(11,659)

Total Financial Derivative Instruments	$412	$13,348	$(72)	$13,688

Totals	$4,565	$8,235,916	$87,083	$8,327,564

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$49,319	$2,128	$(27,655)	$20	$(772)	$2,889	$54	$(10,636)	$15,347	$33
Corporate Bonds & Notes
Banking & Finance	751	0	0	0	0	(5)	0	0	746	(4)
Industrials	3,994	4	(626)	5	(658)	321	0	(998)	2,042	(91)
Asset-Backed Securities	795	3,140	(52)	0	0	75	90	0	4,048	74
Common Stocks
Communication Services	10	0	0	0	0	1	0	0	11	1
Energy	92	0	(4)	0	0	70	0	0	158	68
Financials	0	1,965	0	0	0	0	0	0	1,965	0
Industrials	25	3,571	0	0	0	3,307	0	0	6,903	3,306
Information Technology	0	42	0	0	0	33	0	0	75	33
Warrants
Communication Services	0	0	0	0	0	(150)	5,475	0	5,325	(150)
Preferred Securities
Utilities	0	50,528	0	0	0	7	0	0	50,535	7
Short-Term Instruments
Argentina Treasury Bills	86	2	(66)	1	(34)	11	0	0	0	0

	$55,072	$61,380	$(28,403)	$26	$(1,464)	$6,559	$5,619	$(11,634)	$87,155	$3,277

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	129

Schedule of Investments PIMCO Low Duration Income Fund (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Financial Derivative Instruments - Assets
Over the counter	$2	$0	$(12)	$0	$0	$10	$0	$0	$0	$0

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(72)	$0	$0	$0	$0	$0	$(72)	$0

Totals	$55,074	$61,380	$(28,487)	$26	$(1,464)	$6,569	$5,619	$(11,634)	$87,083	$3,277

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$299	Proxy Pricing	Base Price	100.000	—
	15,048	Third Party Vendor	Broker Quote	80.000 -100.100	98.103
Corporate Bonds & Notes
Banking & Finance	746	Other Valuation Techniques(3)	—	—	—
Industrials	2,042	Proxy Pricing	Base Price	109.030	—
Asset-Backed Securities	844	Other Valuation Techniques(3)	—	—	—
	3,204	Proxy Pricing	Base Price	99.695 - 100.067	99.701
Common Stocks
Communication Services	11	Other Valuation Techniques(3)	—	—	—
Energy	158	Other Valuation Techniques(3)	—	—	—
Financials	1,965	Fundamental Valuation	Company Equity Value	$635,000,000.000	—
Industrials	22	Other Valuation Techniques(3)	—	—	—
	6,881	Recent Transaction	Purchase Price	62.05	—
Information Technology	75	Discounted Cash Flow	Yield	13.64	—
Warrants
Communication Services	5,325	Other Valuation Techniques(3)	—	—	—
Preferred Securities
Utilities	50,535	Recent Transaction	Purchase Price	$27.048	—

Financial Derivative Instruments - Liabilities
Over the counter	(72)	Other Valuation Techniques(3)	—	—	—

Total	$87,083

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

130	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Senior Floating Rate Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 87.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 82.1%

Acadia Healthcare Co., Inc.
2.647% (LIBOR03M + 2.500%) due 02/16/2023 ~		$1,910	$1,898

Adient U.S. LLC
4.397% - 4.492% (LIBOR03M + 4.250%) due 05/06/2024 ~		3,401	3,375

Allied Universal Holdco LLC
4.397% (LIBOR03M + 4.250%) due 07/10/2026 ~		1,592	1,578

Alpha BV
4.000% (LIBOR03M + 3.000%) due 01/31/2024 ~		1,622	1,600

Altice Financing S.A.
2.895% (LIBOR03M + 2.750%) due 01/31/2026 ~		2,444	2,315
2.902% (LIBOR03M + 2.750%) due 07/15/2025 ~		995	949

Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		5,710	5,557

American Builders & Contractors Supply Co., Inc.
2.147% (LIBOR03M + 2.000%) due 01/15/2027 ~		2,431	2,367

AmWINS Group, Inc.
3.750% (LIBOR03M + 2.750%) due 01/25/2024 ~		466	463

API Group, Inc.
2.647% (LIBOR03M + 2.500%) due 10/01/2026 ~		918	901

Asurion LLC
3.147% (LIBOR03M + 3.000%) due 08/04/2022 ~		574	568
3.147% (LIBOR03M + 3.000%) due 11/03/2023 ~		2,609	2,574
3.147% (LIBOR03M + 3.000%) due 11/03/2024 ~		497	490

Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		458	453

Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		499	480
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~		481	471

Axalta Coating Systems U.S. Holdings, Inc.
1.970% (LIBOR03M + 1.750%) due 06/01/2024 ~		2,149	2,103

B.C. Unlimited Liability Co.
1.897% (LIBOR03M + 1.750%) due 11/19/2026 ~		2,464	2,373

Banijay Entertainment S.A.S
3.907% (LIBOR03M + 3.750%) due 03/01/2025 «~		1,050	1,032

Bausch Health Cos., Inc.
3.151% (LIBOR03M + 3.000%) due 06/02/2025 ~		3,490	3,427

Beacon Roofing Supply, Inc.
2.397% (LIBOR03M + 2.250%) due 01/02/2025 ~		1,913	1,857

Belron Finance U.S. LLC
2.742% (LIBOR03M + 2.500%) due 11/07/2024 ~		700	694

Berry Global, Inc.
2.156% (LIBOR03M + 2.000%) due 07/01/2026 ~		3,743	3,637

Blackhawk Network Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 06/15/2025 ~		2,155	2,042

Boels Topholding BV
4.000% (EUR003M + 4.000%) due 01/14/2027 ~	EUR	2,800	3,206

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Boyd Gaming Corp.
2.356% (LIBOR03M + 2.250%) due 09/15/2023 ~	$658	$641

BWAY Holding Co.
3.523% (LIBOR03M + 3.250%) due 04/03/2024 ~	3,650	3,455

Cablevision Lightpath LLC
TBD% due 09/16/2027	900	895

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~	3,924	3,688
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~	3,250	3,155

Calpine Construction Finance Co., L.P.
2.147% (LIBOR03M + 2.000%) due 01/15/2025 ~	597	579

Calpine Corp.
2.147% (LIBOR03M + 2.000%) due 08/12/2026 ~	398	388
2.400% (LIBOR03M + 2.250%) due 01/15/2024 ~	597	582
2.400% (LIBOR03M + 2.250%) due 04/05/2026 ~	1,094	1,067

Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~	2,610	2,575

Carnival Corp.
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~	2,244	2,276

Catalent Pharma Solutions, Inc.
3.250% (LIBOR03M + 2.250%) due 05/18/2026 ~	985	982

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~	942	924

Chobani LLC
4.500% (LIBOR03M + 3.500%) due 10/10/2023 ~	3,033	3,009

CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~	2,356	2,268

Clear Channel Outdoor Holdings, Inc.
3.761% (LIBOR03M + 3.500%) due 08/21/2026 ~	4,975	4,552

Cogeco Communications (U.S.A.) LP
2.147% (LIBOR03M + 2.000%) due 01/03/2025 ~	482	471

Cohu, Inc.
3.147% (LIBOR03M + 3.000%) due 10/01/2025 ~	1,882	1,816

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~	3,321	3,245

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	2,905	2,854

Coty, Inc.
2.409% (LIBOR03M + 2.250%) due 04/07/2025 ~	3,970	3,562

Cox Media Group, Inc.
4.397% (LIBOR03M + 4.250%) due 12/17/2026 ~	496	485

CSC Holdings LLC
2.652% (LIBOR03M + 2.500%) due 04/15/2027 ~	2,591	2,519

Da Vinci Purchaser Corp.
5.238% (LIBOR03M + 4.000%) due 01/08/2027 ~	1,382	1,369

Delta 2 (LUX) SARL
3.500% (LIBOR03M + 2.500%) due 02/01/2024 ~	2,362	2,304

Delta Air Lines, Inc.
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~	2,070	2,070

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Diamond (BC) BV
3.147% - 4.250% (LIBOR03M + 3.000%) due 09/06/2024 ~		$99	$93
3.147% - 4.250% (EUR003M + 3.250%) due 09/06/2024 ~	EUR	2,647	2,964

Diamond Sports Group LLC
3.400% (LIBOR03M + 3.250%) due 08/24/2026 «~		$6,086	4,747

E.W. Scripps Co.
2.647% (LIBOR03M + 2.500%) due 05/01/2026 ~		739	722

Entercom Media Corp.
2.645% - 4.750% (LIBOR03M + 2.500%) due 11/18/2024 ~		353	333

ESH Hospitality, Inc.
2.147% (LIBOR03M + 2.000%) due 09/18/2026 ~		481	469

EyeCare Partners LLC
TBD% due 02/18/2027 µ		111	105
3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~		773	731

Filtration Group Corp.
3.147% (LIBOR03M + 3.000%) due 03/29/2025 ~		2,152	2,116

Fleet U.S. Bidco, Inc.
3.397% (LIBOR03M + 3.250%) due 10/07/2026 «~		545	534

Flex Acquisition Co., Inc.
3.546% (LIBOR03M + 3.250%) due 06/29/2025 ~		1,475	1,435

Forest City Enterprises LP
3.647% (LIBOR03M + 3.500%) due 12/08/2025 ~		763	748

Foundation Building Materials Holding Co. LLC
3.147% (LIBOR03M + 3.000%) due 08/13/2025 ~		349	345

Franklin Square Holdings LP
2.438% (LIBOR03M + 2.250%) due 08/01/2025 ~		1,029	1,019

Froneri International PLC
2.397% (LIBOR03M + 2.250%) due 01/31/2027 ~		2,325	2,245

FrontDoor, Inc.
2.688% (LIBOR03M + 2.500%) due 08/16/2025 ~		663	659

Gardner Denver, Inc.
2.897% (LIBOR03M + 2.750%) due 03/01/2027 ~		2,544	2,513

Gentiva Health Services, Inc.
3.438% (LIBOR03M + 3.250%) due 07/02/2025 ~		3,008	2,952

Getty Images, Inc.
4.688% (LIBOR03M + 4.500%) due 02/19/2026 ~		1,990	1,868

Global Medical Response, Inc.
4.250% (LIBOR03M + 3.250%) due 04/28/2022 ~		5,229	5,217

GlobalLogic Holdings, Inc.
2.897% (LIBOR03M + 2.750%) due 08/01/2025 ~		995	970

Golden Entertainment, Inc.
3.750% (LIBOR03M + 3.000%) due 10/21/2024 ~		300	290

Graham Packaging Co., Inc.
4.500% (LIBOR03M + 3.750%) due 08/04/2027 ~		5,500	5,481

Granite Acquisition, Inc.
4.500% (LIBOR03M + 3.500%) due 12/19/2021 ~		1,444	1,440

Gray Television, Inc.
2.655% (LIBOR03M + 2.500%) due 01/02/2026 ~		765	752

Greenhill & Co., Inc.
3.401% (LIBOR03M + 3.250%) due 04/12/2024 ~		467	461

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	131

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GYP Holdings Corp.
2.897% (LIBOR03M + 2.750%) due 06/01/2025 ~	$843	$834

H.B. Fuller Co.
2.156% (LIBOR03M + 2.000%) due 10/20/2024 ~	1,833	1,814

Hearthside Food Solutions LLC
3.834% (LIBOR03M + 3.688%) due 05/23/2025 ~	1,081	1,056
6.000% (LIBOR03M + 5.000%) due 05/23/2025 ~	400	398

iHeartCommunications, Inc.
3.147% (LIBOR03M + 3.000%) due 05/01/2026 ~	1,575	1,498

Illuminate Buyer LLC
4.147% (LIBOR03M + 4.000%) due 06/16/2027 ~	2,800	2,784

INEOS Enterprises Holdings U.S. Finco LLC
4.500% (LIBOR03M + 3.500%) due 08/28/2026 ~	1,524	1,516

Ineos U.S. Finance LLC
2.147% (LIBOR03M + 2.000%) due 04/01/2024 ~	2,200	2,141

Informatica LLC
3.397% (LIBOR03M + 3.250%) due 02/25/2027 ~	1,025	1,003

Innophos, Inc.
3.897% (LIBOR03M + 3.750%) due 02/07/2027 «~	199	197

ION Media Networks, Inc.
3.147% (LIBOR03M + 3.000%) due 12/18/2024 ~	2,534	2,528

IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~	2,252	2,156

Jacobs Douwe Egberts International BV
2.188% (LIBOR03M + 2.000%) due 11/01/2025 ~	876	872

Jefferies Finance LLC
3.397% - 3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~	1,481	1,447

JELD-WEN Inc.
2.147% (LIBOR03M + 2.000%) due 12/14/2024 ~	3,563	3,473

KAR Auction Services, Inc.
2.438% (LIBOR03M + 2.250%) due 09/19/2026 ~	222	215

LABL, Inc.
4.647% (LIBOR03M + 4.500%) due 07/01/2026 ~	1,487	1,480

Level 3 Financing, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~	4,894	4,746

Life Time Fitness, Inc.
3.750% (LIBOR03M + 2.750%) due 06/10/2022 ~	983	900

Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~	542	523

McAfee LLC
3.896% (LIBOR03M + 3.750%) due 09/30/2024 ~	2,512	2,497

Messer Industrie GmbH
2.720% (LIBOR03M + 2.500%) due 03/01/2026 ~	733	720

MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~	4,539	4,444

Milano Acquisition Corp.
TBD% due 08/13/2027	2,075	2,058

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~	500	493

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MTN Infrastructure TopCo., Inc.
4.000% (LIBOR03M + 3.000%) due 11/15/2024 ~	$1,631	$1,608

Nascar Holdings, Inc.
2.895% (LIBOR03M + 2.750%) due 10/19/2026 ~	612	600

National Mentor Holdings, Inc.
4.400% (LIBOR03M + 4.250%) due 03/09/2026 ~	423	419

Navicure, Inc.
4.147% (LIBOR03M + 4.000%) due 10/22/2026 ~	522	512

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~	3,822	3,774

NCR Corp.
2.650% (LIBOR03M + 2.500%) due 08/28/2026 ~	792	774

NEP Group, Inc.
3.397% (LIBOR03M + 3.250%) due 10/20/2025 ~	3,325	2,883

Nexstar Broadcasting, Inc.
2.905% (LIBOR03M + 2.750%) due 09/18/2026 ~	1,170	1,148

NorthRiver Midstream Finance LP
3.546% (LIBOR03M + 3.250%) due 10/01/2025 ~	737	715

Numericable Group S.A.
2.897% (LIBOR03M + 2.750%) due 07/31/2025 ~	1,437	1,372

Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~	4,935	4,739

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~	2,479	2,382

Penn National Gaming, Inc.
3.000% (LIBOR03M + 2.250%) due 10/15/2025 ~	540	527

Petco Animal Supplies, Inc.
4.250% (LIBOR03M + 3.250%) due 01/26/2023 ~	1,337	1,238

Phoenix Guarantor, Inc.
3.401% (LIBOR03M + 3.250%) due 03/05/2026 ~	1,379	1,349

PQ Corp.
TBD% due 02/07/2027	1,247	1,245

Presidio, Inc.
3.770% (LIBOR03M + 3.500%) due 01/22/2027 ~	2,225	2,205

Prime Security Services Borrower LLC
4.250% (LIBOR03M + 3.250%) due 09/23/2026 ~	3,424	3,397

PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~	1,320	1,172

Rackspace Hosting, Inc.
3.184% - 4.000% (LIBOR03M + 3.000%) due 11/03/2023 ~	1,645	1,618

Radiate Holdco LLC
0.010% due 09/25/2026	2,485	2,474

Red Ventures LLC
2.647% (LIBOR03M + 2.500%) due 11/08/2024 ~	2,490	2,394

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~	5,011	4,879

Reynolds Group Holdings, Inc.
TBD% due 02/03/2026	1,625	1,603
2.897% - 5.000% (LIBOR03M + 2.750%) due 02/05/2023 ~	1,327	1,317

Ryan Specialty Group LLC
4.000% (LIBOR03M + 3.250%) due 09/01/2027 ~	4,050	4,030

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sabre GLBL, Inc.
2.147% (LIBOR03M + 2.000%) due 02/22/2024 ~		$2,985	$2,811

Scientific Games International, Inc.
2.896% - 3.612% (LIBOR03M + 2.750%) due 08/14/2024 ~		2,255	2,133

Select Medical Corp.
2.780% (LIBOR03M + 2.500%) due 03/06/2025 ~		243	237

Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		1,307	1,247

Sigma Bidco BV
3.369% (LIBOR03M + 3.000%) due 07/02/2025 ~		3,697	3,618

Sinclair Television Group, Inc.
2.397% (LIBOR03M + 2.250%) due 01/03/2024 ~		654	639

SolarWinds Holdings, Inc.
2.897% (LIBOR03M + 2.750%) due 02/05/2024 ~		1,257	1,236

Sophia LP
TBD% due 09/22/2027		1,550	1,542

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		995	992

Spirit AeroSystems, Inc.
TBD% due 01/29/2025		1,950	1,940

SS&C Technologies Holdings Europe SARL
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		304	295

SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		2,022	1,963

Staples, Inc.
4.751% (LIBOR03M + 4.500%) due 09/12/2024 ~		247	233
5.251% (LIBOR03M + 5.000%) due 04/16/2026 ~		1,635	1,518

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~		4,678	4,538

Starwood Property Trust, Inc.
2.647% (LIBOR03M + 2.500%) due 07/27/2026 ~		571	554

Station Casinos LLC
2.397% (LIBOR03M + 2.250%) due 02/08/2027 ~		4,166	3,991

Summer (BC) Holdco B SARL
4.750% (EUR003M + 4.750%) due 12/04/2026 ~	EUR	3,000	3,382

Sunshine Investments BV
3.515% (LIBOR03M + 3.250%) due 03/28/2025 ~		$1,745	1,717

Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	1,000	1,155
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~		$308	307

Telesat LLC
2.900% (LIBOR03M + 2.750%) due 12/07/2026 ~		993	963

Tempo Acquisition LLC
2.906% (LIBOR03M + 2.750%) due 05/01/2024 ~		2,000	1,949

Tibco Software, Inc.
3.897% (LIBOR03M + 3.750%) due 06/30/2026 ~		599	585

Trans Union LLC
1.897% (LIBOR03M + 1.750%) due 11/16/2026 ~		2,708	2,649

TransDigm, Inc.
2.397% (LIBOR03M + 2.250%) due 12/09/2025 ~		4,975	4,720

132	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Tronox Finance LLC
3.147% - 3.220% (LIBOR03M + 3.000%) due 09/23/2024 ~	$1,092	$1,078

U.S. Foods, Inc.
1.897% (LIBOR03M + 1.750%) due 06/27/2023 ~	6,168	5,955

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~	2,870	2,802

Uber Technologies, Inc.
3.647% (LIBOR03M + 3.500%) due 07/13/2023 ~	1,990	1,965
5.000% (LIBOR03M + 4.000%) due 04/04/2025 ~	2,483	2,470

Ultimate Software Group, Inc.
4.750% (LIBOR03M + 4.000%) due 05/04/2026 ~	2,000	1,997

Univar, Inc.
2.397% (LIBOR03M + 2.250%) due 07/01/2024 ~	895	884

Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~	4,157	4,013

USI, Inc.
3.220% (LIBOR03M + 3.000%) due 05/16/2024 ~	4,895	4,745

USS Ultimate Holdings, Inc.
4.750% (LIBOR03M + 3.750%) due 08/25/2024 ~	6,112	6,044

Verifone Systems, Inc.
4.253% (LIBOR03M + 4.000%) due 08/20/2025 ~	3,523	3,177

Verscend Holding Corp.
4.647% (LIBOR03M + 4.500%) due 08/27/2025 ~	1,595	1,586

Vertical U.S. Newco, Inc.
4.570% (LIBOR03M + 4.250%) due 07/30/2027 ~	3,150	3,131

Virgin Media Bristol LLC
2.652% (LIBOR03M + 2.500%) due 01/31/2028 ~	1,325	1,290

VS Buyer LLC
3.397% (LIBOR03M + 3.250%) due 02/28/2027 ~	597	589

Wand NewCo 3, Inc.
3.147% - 4.072% (LIBOR03M + 3.000%) due 02/05/2026 ~	3,038	2,940

Welbilt, Inc.
2.647% (LIBOR03M + 2.500%) due 10/23/2025 ~	1,615	1,473

WEX, Inc.
2.397% (LIBOR03M + 2.250%) due 05/15/2026 ~	959	929

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Whatabrands LLC
2.906% (LIBOR03M + 2.750%) due 07/31/2026 ~	$571	$559

Wyndham Destinations, Inc.
2.397% (LIBOR03M + 2.250%) due 05/30/2025 ~	980	951

Wyndham Hotels & Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 05/30/2025 ~	1,605	1,551

Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~	5,293	5,149

Ziggo Financing Partnership
2.652% (LIBOR03M + 2.500%) due 04/30/2028 ~	1,728	1,670

Total Loan Participations and Assignments (Cost $331,097)		335,379

CORPORATE BONDS & NOTES 2.6%

BANKING & FINANCE 0.1%

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025	250	247

		247

INDUSTRIALS 2.5%

AdaptHealth LLC
6.125% due 08/01/2028	200	207

Cablevision Lightpath LLC
3.875% due 09/15/2027	300	301
5.625% due 09/15/2028	300	305

Cenovus Energy, Inc.
5.375% due 07/15/2025	1,350	1,301

Illuminate Buyer LLC
9.000% due 07/01/2028	900	966

MGM China Holdings Ltd.
5.250% due 06/18/2025	1,200	1,221

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (a)	875	882

Standard Industries, Inc.
3.375% due 01/15/2031	2,525	2,497
4.375% due 07/15/2030	1,000	1,027

Tenet Healthcare Corp.
6.125% due 10/01/2028	625	610

Wynn Macau Ltd.
5.500% due 01/15/2026	1,000	987

		10,304

Total Corporate Bonds & Notes (Cost $10,523)		10,551

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

FINANCIALS 0.0%

Stearns Holdings LLC - Exp. 11/05/2039 «	53,136	$0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 2.9%

REPURCHASE AGREEMENTS (d) 2.9%
		12,007

	PRINCIPAL AMOUNT (000s)
U.S. TREASURY BILLS 0.0%
0.114% due 10/22/2020 (b)(c)	$100	100

Total Short-Term Instruments (Cost $12,107)		12,107

Total Investments in Securities (Cost $353,727)		358,037

	SHARES
INVESTMENTS IN AFFILIATES 2.8%

SHORT-TERM INSTRUMENTS 2.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.8%

PIMCO Short-Term Floating NAV Portfolio III	1,139,312	11,235

Total Short-Term Instruments (Cost $11,235)		11,235

Total Investments in Affiliates (Cost $11,235)		11,235

Total Investments 90.4% (Cost $364,962)		$369,272

Financial Derivative Instruments (e)(f) 0.1% (Cost or Premiums, net $519)		567

Other Assets and Liabilities, net 9.5%		38,664

Net Assets 100.0%		$408,503

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	When-issued security.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	133

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$12,007	U.S. Treasury Notes 1.750% due 07/31/2021	$(12,247)	$12,007	$12,007

Total Repurchase Agreements						$(12,247)	$12,007	$12,007

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$12,007	$0	$0	$12,007	$(12,247)	$(240)

Total Borrowings and Other Financing Transactions	$12,007	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(4,981) at a weighted average interest rate of 0.721%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	5.000%	Quarterly	06/20/2025	$	6,624	$460	$(127)	$333	$7	$0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		1,500	59	5	64	3	0

Total Swap Agreements						$519	$(122)	$397	$10	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$10	$10	$0	$0	$0	$0

Cash of $1,036 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

134	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	EUR	9,236		$10,895	$97	$(30)

HUS	10/2020		$3,326	EUR	2,827	0	(11)

SCX	10/2020	EUR	20,435		$24,456	496	0
	11/2020		26,844		31,499	5	0

Total Forward Foreign Currency Contracts						$598	$(41)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$97	$0	$0	$97	$(30)	$0	$0	$(30)	$67	$0	$67
HUS	0	0	0	0	(11)	0	0	(11)	(11)	0	(11)
SCX	501	0	0	501	0	0	0	0	501	(530)	(29)

Total Over the Counter	$598	$0	$0	$598	$(41)	$0	$0	$(41)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$10	$0	$0	$0	$10

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$598	$0	$598

	$0	$10	$0	$598	$0	$608

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$41	$0	$41

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(2,353)	$0	$0	$1	$(2,352)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(913)	$0	$(913)
Swap Agreements	0	0	0	0	67	67

	$0	$0	$0	$(913)	$67	$(846)

	$0	$(2,353)	$0	$(913)	$68	$(3,198)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	135

Schedule of Investments PIMCO Senior Floating Rate Fund (Cont.)

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$458	$0	$0	$0	$458

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$581	$0	$581
Swap Agreements	0	0	0	0	444	444

	$0	$0	$0	$581	$444	$1,025

	$0	$458	$0	$581	$444	$1,483

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$1,940	$326,929	$6,510	$335,379
Corporate Bonds & Notes
Banking & Finance	0	247	0	247
Industrials	0	10,304	0	10,304
Short-Term Instruments
Repurchase Agreements	0	12,007	0	12,007
U.S. Treasury Bills	0	100	0	100

	$1,940	$349,587	$6,510	$358,037

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$11,235	$0	$0	$11,235

Total Investments	$13,175	$349,587	$6,510	$369,272

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$10	$0	$10
Over the counter	0	598	0	598

	$0	$608	$0	$608

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(41)	$0	$(41)

Total Financial Derivative Instruments	$0	$567	$0	$567

Totals	$13,175	$350,154	$6,510	$369,839

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Loan Participations and Assignments	$62,620	$17,096	$(28,166)	$81	$15	$1,193	$0	$(46,329)	$6,510	$(526)

Totals	$62,620	$17,096	$(28,166)	$81	$15	$1,193	$0	$(46,329)	$6,510	$(526)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$6,510	Third Party Vendor	Broker Quote	78.000-99.250	83.493

Total	$6,510

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

136	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	2,580	$2,992

Total Loan Participations and Assignments (Cost $2,870)			2,992

CORPORATE BONDS & NOTES 53.6%

BANKING & FINANCE 51.9%

Abanca Corp. Bancaria S.A.
6.125% due 01/18/2029 •		1,500	1,857

ABN AMRO Bank NV
4.375% due 09/22/2025 •(e)(f)		20,200	23,690
4.750% due 09/22/2027 •(e)(f)		23,800	28,089

AIB Group PLC
2.875% due 05/30/2031 •		600	703
5.250% due 10/09/2024 •(e)(f)		15,000	16,762

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(f)		$3,000	2,968

American International Group, Inc.
1.246% (EUR003M + 1.730%) due 03/15/2067 ~(i)	EUR	5,850	6,005
5.750% due 04/01/2048 •		$2,000	2,184

Aviation Capital Group LLC
5.500% due 12/15/2024		1,100	1,136

AXIS Specialty Finance LLC
4.900% due 01/15/2040 •		7,000	7,002

Banca Monte dei Paschi di Siena SpA
5.375% due 01/18/2028 •	EUR	3,100	3,010
8.000% due 01/22/2030 •		4,000	4,317
8.500% due 09/10/2030 •		7,000	7,940
10.500% due 07/23/2029		600	790

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(e)(f)		14,000	16,209

Banco de Sabadell S.A.
1.125% due 03/27/2025		5,000	5,629
6.125% due 11/23/2022 •(e)(f)		7,000	7,214

Banco Mercantil del Norte S.A.
8.375% due 10/14/2030 •(e)		$4,500	4,709

Bank of Ireland Group PLC
6.000% due 03/01/2026 •(e)	EUR	4,600	5,309
7.500% due 05/19/2025 •(e)		15,100	18,850

Bank of Nova Scotia
4.900% due 06/04/2025 •(e)(f)		$7,200	7,470

Barclays Bank PLC
7.625% due 11/21/2022 (f)		800	880

Barclays PLC
6.125% due 12/15/2025 •(e)(f)		15,600	15,852
6.375% due 12/15/2025 •(e)(f)	GBP	7,600	9,740
7.125% due 06/15/2025 •(e)(f)		5,800	7,823
7.250% due 03/15/2023 •(e)(f)		11,100	14,646

BNP Paribas S.A.
4.500% due 02/25/2030 •(e)(f)		$11,300	10,841
6.750% due 03/14/2022 •(e)(f)		200	206
7.000% due 08/16/2028 •(e)(f)		21,400	24,708
7.375% due 08/19/2025 •(e)(f)		2,050	2,284

Cooperatieve Rabobank UA
4.375% due 06/29/2027 •(e)	EUR	6,400	7,711
4.625% due 12/29/2025 •(e)(f)		5,600	6,767
6.625% due 06/29/2021 •(e)(f)		3,000	3,635

CPI Property Group S.A.
4.375% due 08/09/2023 •(e)		2,400	2,785
4.875% due 07/16/2025 •(e)		1,700	1,956

Credit Agricole S.A.
7.500% due 06/23/2026 •(e)(f)	GBP	7,250	10,585

Credit Suisse Group AG
5.250% due 02/11/2027 •(e)(f)		$5,000	5,022
6.250% due 12/18/2024 •(e)(f)		6,600	7,091
6.375% due 08/21/2026 •(e)(f)		13,000	13,905
7.250% due 09/12/2025 •(e)(f)		11,600	12,580

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.500% due 07/17/2023 •(e)(f)		$11,700	$12,376
7.500% due 12/11/2023 •(e)(f)		8,200	8,974

Deutsche Bank AG
3.547% due 09/18/2031 •		8,300	8,358
5.625% due 05/19/2031 •	EUR	20,000	25,167
6.000% due 10/30/2025 •(e)(f)		$2,200	1,903
7.500% due 04/30/2025 •(e)(f)		5,000	4,721

Erste Group Bank AG
6.500% due 04/15/2024 •(e)(f)	EUR	200	253
8.875% due 10/15/2021 •(e)(f)		5,400	6,779

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		$600	592
6.750% due 03/15/2022		1,900	1,876

Freedom Mortgage Corp.
8.250% due 04/15/2025		1,925	1,969
10.750% due 04/01/2024		3,100	3,306

GE Capital Funding LLC
4.550% due 05/15/2032		3,500	3,772

HSBC Bank PLC
0.600% (US0006M + 0.100%) due 12/15/2020 ~(e)		500	405
0.750% (US0006M + 0.250%) due 12/31/2020 ~(e)		7,420	6,019
0.750% (US0006M + 0.250%) due 03/31/2021 ~(e)		2,000	1,625

HSBC Holdings PLC
3.803% due 03/11/2025 •		200	216
4.750% due 07/04/2029 •(e)(f)	EUR	34,150	39,606
5.875% due 09/28/2026 •(e)(f)	GBP	200	261
6.000% due 09/29/2023 •(e)(f)	EUR	1,400	1,734
6.000% due 05/22/2027 •(e)(f)		$4,400	4,514
6.500% due 03/23/2028 •(e)(f)		9,000	9,564

HVB Funding Trust
7.760% due 10/13/2036	GBP	4,986	9,525

ING Groep NV
0.000% due 12/31/2020 •(e)(i)	EUR	10,000	10,057
5.750% due 11/16/2026 •(e)(f)		$14,500	15,074
6.500% due 04/16/2025 •(e)(f)		21,048	22,348

Intesa Sanpaolo SpA
5.148% due 06/10/2030	GBP	4,400	6,179
5.875% due 09/01/2031 •(e)	EUR	16,200	18,610
7.750% due 01/11/2027 •(e)(f)		7,150	9,454

Jefferies Finance LLC
6.250% due 06/03/2026		$2,200	2,244
7.250% due 08/15/2024		2,650	2,746

La Mondiale SAM
4.375% due 04/24/2029 •(e)	EUR	800	939

LeasePlan Corp. NV
7.375% due 05/29/2024 •(e)(f)		7,400	8,844

Legal & General Group PLC
5.625% due 03/24/2031 •(e)	GBP	1,600	2,120

Liberty Mutual Group, Inc.
3.625% due 05/23/2059 •(i)	EUR	4,100	4,767

Lincoln Financing SARL
3.625% due 04/01/2024		700	792

Lloyds Banking Group PLC
4.947% due 06/27/2025 •(e)(f)		4,800	5,584
5.125% due 12/27/2024 •(e)(f)	GBP	5,000	6,234
6.750% due 06/27/2026 •(e)(f)		$300	313
7.500% due 06/27/2024 •(e)(f)		200	210
7.500% due 09/27/2025 •(e)(f)		21,960	23,397
7.625% due 06/27/2023 •(e)(f)	GBP	3,900	5,246
7.875% due 06/27/2029 •(e)(f)		5,200	7,742

National Westminster Bank PLC
0.506% due 11/28/2020 ~(e)		$400	357
1.721% (EUR003M + 2.150%) due 01/05/2021 ~(e)	EUR	3,000	3,326

Nationstar Mortgage Holdings, Inc.
6.000% due 01/15/2027		$1,200	1,225

Nationwide Building Society
5.750% due 06/20/2027 •(e)	GBP	4,500	5,988
5.875% due 12/20/2024 •(e)(f)		400	532

Natwest Group PLC
6.000% due 12/19/2023		$500	563
6.000% due 12/29/2025 •(e)(f)		23,600	24,072

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.000% due 08/10/2025 •(e)(f)		$2,200	$2,447
8.625% due 08/15/2021 •(e)(f)		13,931	14,310

Nordea Bank Abp
6.625% due 03/26/2026 •(e)(f)		21,234	23,977

Nova Ljubljanska Banka dd
3.400% due 02/05/2030 •	EUR	9,800	10,456
3.650% due 11/19/2029 •		3,000	3,254

Nykredit Realkredit A/S
6.250% due 10/26/2020 •(e)(f)		300	353

OneMain Finance Corp.
8.875% due 06/01/2025		$5,000	5,547

Permanent TSB Group Holdings PLC
2.125% due 09/26/2024 •	EUR	3,100	3,497

Sampo OYJ
2.500% due 09/03/2052 •		2,800	3,328

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(e)(f)	GBP	4,400	5,989
7.375% due 06/24/2022 •(e)(f)		4,205	5,666

Santander UK PLC
5.000% due 11/07/2023		$422	462

Societe Generale S.A.
6.750% due 04/06/2028 •(e)(f)		11,760	12,313
8.000% due 09/29/2025 •(e)(f)		1,450	1,619

SRLEV NV
9.000% due 04/15/2041 •(i)	EUR	10,000	12,184

Standard Chartered PLC
6.000% due 07/26/2025 •(e)(f)		$4,500	4,590

Stifel Financial Corp.
4.000% due 05/15/2030		5,000	5,538

Svenska Handelsbanken AB
4.375% due 03/01/2027 •(a)(e)		2,000	2,000
4.750% due 03/01/2031 •(a)(e)		3,000	3,000

Swiss Re Finance UK PLC
2.714% due 06/04/2052 •	EUR	1,500	1,860

UBS Group AG
5.125% due 07/29/2026 •(e)		$12,400	12,727
5.750% due 02/19/2022 •(e)(f)	EUR	500	612
6.875% due 03/22/2021 •(e)(f)		$4,315	4,383
7.000% due 02/19/2025 •(e)(f)		7,400	8,258
7.125% due 08/10/2021 •(e)(f)		1,900	1,955

UniCredit SpA
2.569% due 09/22/2026 •		1,900	1,879
5.459% due 06/30/2035 •		12,900	13,168
6.750% due 09/10/2021 •(e)(f)	EUR	8,800	10,371
7.500% due 06/03/2026 •(e)(f)		16,000	20,351
9.250% due 06/03/2022 •(e)(f)		500	638

Unipol Gruppo SpA
3.250% due 09/23/2030		7,400	8,819

USB Realty Corp.
1.422% (US0003M + 1.147%) due 01/15/2022 ~(e)		$6,567	5,323

Virgin Money UK PLC
5.125% due 12/11/2030 •	GBP	3,600	4,667
7.875% due 12/14/2028 •		1,750	2,462
9.250% due 06/08/2024 •(e)(f)		6,300	8,149

VIVAT NV
7.000% due 06/19/2025 •(e)(f)	EUR	12,900	16,182

			915,672

INDUSTRIALS 1.2%

Altice France Holding S.A.
8.000% due 05/15/2027		1,600	1,995

Enbridge, Inc.
5.500% due 07/15/2077 •		$7,000	6,659
6.250% due 03/01/2078 •		2,000	2,034

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,050	1,079

IM Group S.A.S.
6.625% due 03/01/2025	EUR	500	510

John Lewis PLC
4.250% due 12/18/2034	GBP	200	231

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	137

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Volkswagen International Finance NV
3.875% due 06/17/2029 •(e)	EUR	7,900	$9,329

			21,837

UTILITIES 0.5%

Transcanada Trust
5.500% due 09/15/2079 •		$5,000	5,234

Vodafone Group PLC
7.000% due 04/04/2079 •		3,600	4,278

			9,512

Total Corporate Bonds & Notes (Cost $915,825)			947,021

		SHARES
PREFERRED SECURITIES 40.7%

BANKING & FINANCE 37.5%

Abanca Corp. Bancaria S.A.
7.500% due 10/02/2023 •(e)		1,400,000	1,545

Banco Bilbao Vizcaya Argentaria S.A.
6.000% due 01/15/2026 •(e)(f)		10,200,000	12,161
8.875% due 04/14/2021 •(e)(f)		5,400,000	6,552

Banco de Sabadell S.A.
6.500% due 05/18/2022 •(e)(f)		1,600,000	1,688

Banco Santander S.A.
4.375% due 01/14/2026 •(e)(f)		3,600,000	3,828
5.250% due 09/29/2023 •(e)(f)		1,400,000	1,595

Bank of America Corp.
4.300% due 01/28/2025 •(e)		10,000,000	9,713
5.125% due 06/20/2024 •(e)		11,300,000	11,638
5.875% due 03/15/2028 •(e)		43,350,000	46,838
6.100% due 03/17/2025 •(e)		3,000,000	3,268

Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(e)		13,000,000	13,825

Bankia S.A.
6.000% due 07/18/2022 •(e)(f)		10,000,000	11,857
6.375% due 09/19/2023 •(e)(f)		10,000,000	12,034

Bankinter S.A.
6.250% due 01/17/2026 •(e)		3,200,000	3,878

Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(e)		2,000,000	2,052

CaixaBank S.A.
5.250% due 03/23/2026 •(e)(f)		14,000,000	15,286
6.750% due 06/13/2024 •(e)(f)		7,000,000	8,562

Charles Schwab Corp.
5.000% due 12/01/2027 •(e)		13,875,000	14,241
5.375% due 06/01/2025 •(e)		16,000,000	17,377

Citigroup, Inc.
4.700% due 01/30/2025 •(e)		15,000,000	14,522
5.000% due 09/12/2024 •(e)		6,600,000	6,580
5.900% due 02/15/2023 •(e)		5,000,000	5,122
5.950% due 05/15/2025 •(e)		13,500,000	14,169
6.300% due 05/15/2024 •(e)		27,554,000	28,882

Citizens Financial Group, Inc.
5.650% due 10/06/2025 •(e)		10,000,000	10,454
6.375% due 04/06/2024 •(e)		8,400,000	8,353

CoBank ACB
6.250% (US0003M + 4.557%) due 10/01/2022 ~(e)		2,000	209

	SHARES	MARKET VALUE (000S)

Cooperatieve Rabobank UA
6.910% due 06/10/2038 •(e)(i)	150,000	$326

Discover Financial Services
5.500% due 10/30/2027 •(e)	14,000,000	13,367
6.125% due 06/23/2025 •(e)	5,000,000	5,302

E*TRADE Financial Corp.
5.300% due 03/15/2023 •(e)	12,500,000	12,281
5.875% due 09/15/2026 •(e)	7,600,000	8,279

Farm Credit Bank of Texas
6.200% due 06/15/2028 •(e)	7,000,000	7,006

Goldman Sachs Group, Inc.
4.165% (US0003M + 3.922%) due 11/02/2020 ~(e)	2,000,000	1,968
4.400% due 02/10/2025 •(e)	5,000,000	4,762
4.950% due 02/10/2025 •(e)	16,100,000	16,127
5.000% due 11/10/2022 •(e)	31,900,000	30,752

HBOS Sterling Finance Jersey LP
7.881% due 12/09/2031 •(e)(i)	3,000,000	6,079
7.881% due 12/09/2031 •(e)	2,700,000	5,471

HSBC Bank Capital Funding Sterling LP
5.844% due 11/05/2031 •(e)(i)	8,813,000	16,262

HSBC Capital Funding LP
10.176% due 06/30/2030 •(e)	966,000	1,624

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(e)	7,815,000	7,498
4.000% due 04/01/2025 •(e)	6,200,000	5,863
4.600% due 02/01/2025 •(e)	37,000,000	36,306
5.000% due 08/01/2024 •(e)	10,000,000	9,991
6.100% due 10/01/2024 •(e)	16,400,000	17,256

Morgan Stanley
4.875% due 01/15/2025 (e)	280,000	7,283
5.850% (US0003M + 3.491%) due 04/15/2027 ~(e)	361,506	9,891

Nationwide Building Society
10.250% ~	73,204	15,444

Regions Financial Corp.
5.750% due 06/15/2025 •(e)	5,000,000	5,350

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (d)(e)	21,298,000	29,819

SVB Financial Group
5.250% due 02/15/2025 (e)	280,000	7,476

Truist Financial Corp.
4.950% due 09/01/2025 •(e)	10,000,000	10,550
5.050% due 12/15/2024 •(e)	11,400,000	10,901
5.100% due 03/01/2030 •(e)	15,000,000	16,252

U.S. Bancorp
5.300% due 04/15/2027 •(e)	9,850,000	10,656

Wells Fargo & Co.
4.750% due 03/15/2025 (e)	400,000	10,056
5.900% due 06/15/2024 •(e)	35,432,000	36,332

		662,759

INDUSTRIALS 1.1%

Energy Transfer Operating LP
6.750% due 05/15/2025 •(e)	3,000,000	2,317
7.125% due 05/15/2030 •(e)	7,000,000	5,539

General Electric Co.
5.000% due 01/21/2021 •(e)	11,595,000	9,257

	SHARES	MARKET VALUE (000S)

Land O’ Lakes, Inc.
7.000% due 09/18/2028 (e)	3,000,000	$2,610

		19,723

UTILITIES 2.1%

AT&T Mobility LLC
7.000% due 10/20/2022 «(e)(g)	588,030	15,908

AT&T, Inc.
2.875% due 03/02/2025 •(e)	6,700,000	7,607

Sempra Energy
4.875% due 10/15/2025 •(e)	13,000,000	13,390

		36,905

Total Preferred Securities (Cost $710,581)		719,387

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (h) 0.2%
		4,402

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.3%
0.104% due 10/15/2020 - 10/22/2020 (b)(c)(k)(m)	$22,796	22,795

Total Short-Term Instruments (Cost $27,197)		27,197

Total Investments in Securities (Cost $1,656,473)		1,696,597

	SHARES
INVESTMENTS IN AFFILIATES 5.8%

SHORT-TERM INSTRUMENTS 5.8%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 5.8%

PIMCO Short-Term Floating NAV Portfolio III	10,329,388	101,858

Total Short-Term Instruments (Cost $101,832)		101,858

Total Investments in Affiliates (Cost $101,832)		101,858

Total Investments 101.8% (Cost $1,758,305)		$1,798,455

Financial Derivative Instruments (j)(l) 0.7% (Cost or Premiums, net $(1,992))		12,969

Other Assets and Liabilities, net (2.5)%		(45,508)

Net Assets 100.0%		$1,765,916

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.

138	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

(g)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC	7.000%	10/20/2022	09/24/2020	$ 15,905	$15,908	0.90%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,402	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(2,193)	$4,402	$4,402
					U.S. Treasury Notes 1.750% due 07/31/2021	(2,297)

Total Repurchase Agreements						$(4,490)	$4,402	$4,402

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date	Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.150)%	08/24/2020	11/24/2020	EUR	(24,940)	$(29,236)
	0.430	08/24/2020	11/24/2020	GBP	(10,879)	(14,045)
DBL	0.700	08/24/2020	11/24/2020		(8,431)	(10,887)

Total Reverse Repurchase Agreements						$(54,168)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
BPS	$0	$(43,281)	$0	$(43,281)	$48,164	$4,883
DBL	0	(10,887)	0	(10,887)	11,840	953
FICC	4,402	0	0	4,402	(4,490)	(88)

Total Borrowings and Other Financing Transactions	$4,402	$(54,168)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$(29,236)	$0	$(29,236)
Preferred Securities	0	0	(24,932)	0	(24,932)

Total Borrowings	$0	$0	$(54,168)	$0	$(54,168)

Payable for reverse repurchase agreements					$(54,168)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	139

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

(i)	Securities with an aggregate market value of $61,150 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(48,495) at a weighted average interest rate of 0.635%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	117	$16,325	$43	$0	$(29)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	292	64,769	(430)	0	(584)

				$(387)	$0	$(613)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bobl December Futures	12/2020	250	$(39,620)	$(18)	$37	$(31)
Euro-Bund 10-Year Bond December Futures	12/2020	478	(97,806)	(294)	196	(140)
Euro-Buxl 30-Year Bond December Futures	12/2020	29	(7,571)	(140)	39	(40)
U.S. Treasury 5-Year Note December Futures	12/2020	512	(64,528)	(20)	52	0
United Kingdom Long Gilt December Futures	12/2020	315	(55,323)	26	177	(83)

				$(446)	$501	$(294)

Total Futures Contracts				$(833)	$501	$(907)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2030	GBP	6,200	$(283)	$2	$(281)	$17	$0
Receive(1)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		6,600	(528)	28	(500)	54	0
Receive(1)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050	EUR	5,900	(1,181)	(151)	(1,332)	5	0

Total Swap Agreements							$(1,992)	$(121)	$(2,113)	$76	$0

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$501	$76	$577	$0	$(907)	$0	$(907)

(k)

Securities with an aggregate market value of $4,693 and cash of $5,661 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

140	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	EUR	58,440		$69,314	$796	$0
	10/2020		$2,859	EUR	2,449	12	0
	11/2020	EUR	5,751		$6,748	1	0

CBK	10/2020		9,500		11,169	30	0
	10/2020	GBP	112,053		148,188	3,600	0

GLM	10/2020		3,594		4,665	28	0

HUS	10/2020	AUD	316		233	7	0
	10/2020	EUR	20,800		24,805	418	0
	10/2020	GBP	2,063		2,647	0	(15)
	10/2020		$156,011	GBP	121,158	415	(89)
	11/2020	GBP	107,030		$137,715	0	(415)

JPM	10/2020	EUR	9,265		10,948	86	(1)

SCX	10/2020		286,290		342,615	6,955	0
	10/2020		$2,629	EUR	2,209	0	(39)
	11/2020	EUR	352,856		$414,046	68	0

SSB	10/2020	GBP	3,448		4,584	134	0

TOR	10/2020	EUR	50,798		60,793	1,234	0
	11/2020		76,462		89,721	15	0

UAG	10/2020		4,633		5,491	59	0

Total Forward Foreign Currency Contracts						$13,858	$(559)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
BPS	$809	$0	$0	$809	$0	$0	$0	$0	$809	$(1,170)	$(361)
CBK	3,630	0	0	3,630	0	0	0	0	3,630	(4,390)	(760)
GLM	28	0	0	28	0	0	0	0	28	0	28
HUS	840	0	0	840	(519)	0	0	(519)	321	(249)	72
JPM	86	0	0	86	(1)	0	0	(1)	85	0	85
SCX	7,023	0	0	7,023	(39)	0	0	(39)	6,984	(6,730)	254
SSB	134	0	0	134	0	0	0	0	134	0	134
TOR	1,249	0	0	1,249	0	0	0	0	1,249	(1,440)	(191)
UAG	59	0	0	59	0	0	0	0	59	0	59

Total Over the Counter	$13,858	$0	$0	$13,858	$(559)	$0	$0	$(559)

(m)

Securities with an aggregate market value of $311 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

Consolidated Schedule of Investments PIMCO Preferred and Capital Securities Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$501	$501
Swap Agreements	0	0	0	0	76	76

	$0	$0	$0	$0	$577	$577

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,858	$0	$13,858

	$0	$0	$0	$13,858	$577	$14,435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$907	$907

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$559	$0	$559

	$0	$0	$0	$559	$907	$1,466

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(587)	$(587)
Swap Agreements	0	0	0	0	(466)	(466)

	$0	$0	$0	$0	$(1,053)	$(1,053)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(25,923)	$0	$(25,923)
Swap Agreements	0	(249)	0	0	0	(249)

	$0	$(249)	$0	$(25,923)	$0	$(26,172)

	$0	$(249)	$0	$(25,923)	$(1,053)	$(27,225)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,465)	$(1,465)
Swap Agreements	0	0	0	0	136	136

	$0	$0	$0	$0	$(1,329)	$(1,329)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,380	$0	$10,380
Swap Agreements	0	487	0	0	0	487

	$0	$487	$0	$10,380	$0	$10,867

	$0	$487	$0	$10,380	$(1,329)	$9,538

142	PIMCO CREDIT BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$2,992	$0	$2,992
Corporate Bonds & Notes
Banking & Finance	0	915,672	0	915,672
Industrials	0	21,837	0	21,837
Utilities	0	9,512	0	9,512
Preferred Securities
Banking & Finance	34,706	628,053	0	662,759
Industrials	0	19,723	0	19,723
Utilities	0	20,997	15,908	36,905
Short-Term Instruments
Repurchase Agreements	0	4,402	0	4,402
U.S. Treasury Bills	0	22,795	0	22,795

	$34,706	$1,645,983	$15,908	$1,696,597

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$101,858	$0	$0	$101,858

Total Investments	$136,564	$1,645,983	$15,908	$1,798,455

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$501	$76	$0	$577
Over the counter	0	13,858	0	13,858

	$501	$13,934	$0	$14,435

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(907)	0	0	(907)
Over the counter	0	(559)	0	(559)

	$(907)	$(559)	$0	$(1,466)

Total Financial Derivative Instruments	$(406)	$13,375	$0	$12,969

Totals	$136,158	$1,659,358	$15,908	$1,811,424

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	143

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains

(losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund.

144	PIMCO CREDIT BOND FUNDS

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Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Diversified Income Fund	Daily	Monthly

PIMCO ESG Income Fund	Daily	Monthly

PIMCO High Yield Spectrum Fund	Daily	Monthly

PIMCO Long-Term Credit Bond Fund	Daily	Monthly

PIMCO Low Duration Income Fund	Daily	Monthly

PIMCO Senior Floating Rate Fund	Daily	Monthly

PIMCO Credit Opportunities Bond Fund	Quarterly	Quarterly

PIMCO Preferred and Capital Securities Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	145

Notes to Financial Statements (Cont.)

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar

146	PIMCO CREDIT BOND FUNDS

September 30, 2020 (Unaudited)

loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	147

Notes to Financial Statements (Cont.)

U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs

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or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the

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Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Diversified Income Fund	$30,618	$240	$0	$0	$960	$31,818	$240	$0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Credit Opportunities Bond Fund	$42,171	$140,388	$(95,101)	$(135)	$413	$87,736	$188	$0

PIMCO Diversified Income Fund	1,332	357,814	(358,400)	30	0	776	13	0

PIMCO High Yield Spectrum Fund	23,442	162,872	(139,300)	(1)	109	47,122	72	0

PIMCO Long-Term Credit Bond Fund	22,239	1,461,769	(1,484,200)	363	(21)	150	139	0

PIMCO Low Duration Income Fund	27,158	450,498	(477,499)	13	(1)	169	18	0

PIMCO Senior Floating Rate Fund	41,898	490,407	(521,401)	296	35	11,235	108	0

PIMCO Preferred and Capital Securities Fund	52	676,699	(575,000)	81	26	101,858	199	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Bank Obligations  in which a Fund may invest include certificates of deposit, bankers’ acceptances, and fixed time deposits. Certificates of deposit are negotiable certificates issued against Funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation.

Delayed-Delivery Transactions  involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate,

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governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs,

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or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate.

If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by a Fund as a reduction to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so the Funds that invest in REITs will bear their proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each

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representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Line of Credit  The PIMCO High Yield Spectrum Fund and PIMCO Senior Floating Rate Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Funds pay financing charges based on a combination of a London Interbank Offered Rate-based variable rate plus a credit spread. The Funds also pay a fee of 0.15% per annum on the unused maximum available commitment amounts. As of September 30, 2020, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statements of Assets and Liabilities. Interest and commitment and upfront fees, if any, paid by the Funds are disclosed as part of the interest expense on the Statements of Operations.

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Funds	Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

PIMCO High Yield Spectrum Fund	$19,000,000	08/31/2021	$35,992

PIMCO Senior Floating Rate Fund	$47,000,000	08/31/2021	$51,233

*

Maximum available commitment prior to renewal on September 1, 2020, for PIMCO High Yield Spectrum Bond and PIMCO Senior Floating Rate Fund was $35,000,000 and $45,000,000, respectively. The agreements expire on August 31, 2021 unless extended or renewed.

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(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’.

A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(e) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(f) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending

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Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium

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Notes to Financial Statements (Cont.)

received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

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For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of

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Notes to Financial Statements (Cont.)

the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Credit Opportunities Bond Fund	PIMCO Diversified Income Fund	PIMCO ESG Income Fund	PIMCO High Yield Spectrum Fund	PIMCO Long-Term Credit Fund	PIMCO Low Duration Income Fund	PIMCO Senior Floating Rate Fund	PIMCO Preferred and Capital Securities Fund

New Fund	—	—	X	—	—	—	—	—

Small Fund	—	—	X	—	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

Capital Securities	—	—	—	—	—	—	—	X

Preferred Securities	—	—	—	—	—	—	—	X

Concentration in Banking Industries	—	—	—	—	—	—	—	X

Contingent Convertible Securities	—	—	X	—	—	X	—	X

High Yield	X	X	X	X	X	X	X	X

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Equity	X	X	X	X	X	X	—	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	—	X	X	—	—

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	—	X

Leveraging	X	X	X	X	X	X	X	X

Management	X	X	X	X	X	X	X	X

Subsidiary	—	—	—	—	—	—	—	X

Regulation S Securities	—	—	—	—	—	—	—	X

Short Exposure	X	X	X	X	X	X	X	X

Convertible Securities	X	—	—	—	—	—	—	—

Senior Loan	X	—	—	—	—	—	X	—

Distribution Rate	—	—	X	—	—	X	—	—

Environmental, Social and Governance Investing	—	—	X	—	—	—	—	—

LIBOR Transition	X	X	X	—	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

New Fund Risk  is the risk that a new fund’s performance may not represent how the fund is expected to or may perform in the long term. In addition, new funds have limited operating histories for investors to evaluate and new funds may not attract sufficient assets to achieve investment and trading efficiencies.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

Capital Securities Risk  is the risk that the value of securities issued by U.S. and non-U.S. financial institutions that can be used to satisfy their regulatory capital requirements may decline in response to changes in legislation and regulations applicable to financial institutions and financial markets, increased competition, adverse changes in general or industry-specific economic conditions, or unfavorable interest rates. By investing under normal circumstances at least 80% of its assets in a combination of preferred securities and Capital Securities, the PIMCO Preferred and Capital Securities Fund will be more susceptible to these risks than a fund that does not invest in Capital Securities to the same extent as the Fund.

Preferred Securities Risk  is the risk that preferred securities may be subject to greater credit or other risks than senior debt instruments. In addition, preferred securities are subject to other risks, such as risks related to deferred and omitted distributions, limited voting rights, liquidity, interest rate, regulatory changes and special redemption rights.

Concentration in Banking Industries Risk  is the risk of concentrating in industries related to banking, including interest rate risk, market risk, the risk of heightened competition and the risk that legislation and other government actions could adversely affect such industries.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of a Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to a Fund.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks, including the risk that a court will subordinate high yield senior debt to other debt of the issuer or take other actions detrimental to holders of the senior debt. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Subsidiary Risk  is the risk that, by investing in a Fund’s subsidiary, the Fund is indirectly exposed to the risks associated with the subsidiary’s investments. Fund subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a subsidiary will be achieved.

Regulation S Securities Risk  is the risk that Regulation S securities may be less liquid than publicly traded securities and may not be subject to the disclosure and other investor protection requirements that would be applicable if they were publicly traded. Accordingly, Regulation S Securities may involve a high degree of business and financial risk and may result in substantial losses.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Senior Loan Risk  is the risk that investing in senior loans, including bank loans, exposes a Fund to heightened credit risk, call risk, settlement risk and liquidity risk. If an issuer of a senior loan prepays or redeems the loan prior to maturity, a Fund may have to reinvest the proceeds in instruments that pay lower interest rates.

Distribution Rate Risk  is the risk that a Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Environmental, Social and Governance Investing Risk  is the risk that, because a Fund’s ESG strategy may select or exclude securities of certain issuers for reasons other than performance, a Fund’s performance will differ from funds that do not utilize an ESG investing strategy. ESG investing is qualitative and subjective by nature, and there is no guarantee that the factors utilized by PIMCO or any judgment exercised by PIMCO will reflect the opinions of any particular investor.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

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Notes to Financial Statements (Cont.)

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement

162	PIMCO CREDIT BOND FUNDS

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governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	163

Notes to Financial Statements (Cont.)

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A		Class C
PIMCO Credit Opportunities Bond Fund	0.60%	0.30%	0.40%	0.50%	(2)*	N/A	0.45%		0.45%
PIMCO Diversified Income Fund	0.45%	0.30%	0.40%	0.50%	(2)	0.30%	0.45%		0.45%
PIMCO ESG Income Fund	0.25%	0.25%	0.35%	0.45%	(3)	N/A	0.40%		0.40%
PIMCO High Yield Spectrum Fund	0.30%	0.30%	0.40%	0.50%	(2)	N/A	0.40%		0.40%
PIMCO Long-Term Credit Bond Fund	0.30%	0.25%	0.35%	N/A		N/A	0.40%	*	N/A
PIMCO Low Duration Income Fund	0.30%	0.20%	0.30%	0.40%	(2)	N/A	0.35%		0.35%
PIMCO Senior Floating Rate Fund	0.40%	0.30%	0.40%	N/A		N/A	0.35%		0.35%
PIMCO Preferred and Capital Securities Fund(1)	0.44%	0.35%	0.45%	0.55%	(2)	N/A	0.45%		0.45%

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)

PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the supervisory and administrative fee in an amount equal to the management fee and administrative services fee, respectively, paid by the PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”) to PIMCO. The Subsidiary pays PIMCO a management fee and an administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place.

(2)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.
(3)	PIMCO has contractually agreed, through July 31, 2022, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

PIMCO Low Duration Income Fund	0.30%	0.25%

All Other Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

164	PIMCO CREDIT BOND FUNDS

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The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Redemption Fees  Shareholders of the PIMCO Senior Floating Rate Fund are subject to a redemption fee on redemptions and exchanges of 1.00% of the NAV of the PIMCO Senior Floating Rate Fund shares redeemed or exchanged. Redemption fees are charged on shares redeemed or exchanged within 30 days after their acquisition, including shares acquired through exchanges. Under certain circumstances, the redemption fee may be waived. Actual redemption fees charged are reported on the Statements of Changes in Net Assets.

(e) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(f) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Prior to July 31, 2018, PIMCO had contractually agreed to reduce its Investment Advisory Fee for the PIMCO Low Duration Income Fund. In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. The total recoverable amounts to PIMCO (from the Fee Waiver Agreement and Expense Limitation Agreement combined) at September 30, 2020, were as follows (amounts in thousands†):

	Expiring Within

Fund Name	12 months	13-24 months	25-36 months	Total

PIMCO Low Duration Income Fund	$323	$22	$36	$381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Credit Opportunities Bond Fund, PIMCO Diversified Income Fund, PIMCO High Yield Spectrum Fund, PIMCO Low Duration Income Fund and PIMCO Preferred and Capital Securities Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2022, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO ESG Income Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	165

Notes to Financial Statements (Cont.)

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Diversified Income Fund	$5

PIMCO High Yield Spectrum Fund	0

PIMCO Low Duration Income Fund	24

PIMCO Preferred and Capital Securities Fund	9

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(g) Acquired Fund Fees and Expenses  PIMCO Capital Securities Fund (Cayman) Ltd. (the “Subsidiary”), has entered into a separate contract with PIMCO for the management of the Subsidiary’s portfolio pursuant to which the Subsidiary pays PIMCO a management fee and administrative services fee at the annual rates of 0.49% and 0.20%, respectively, of its net assets. PIMCO has contractually agreed to waive the Fund’s Investment Advisory Fee and the Supervisory and Administrative Fees it receives from the Subsidiary in an amount equal to the management fee and administrative services fee, respectively, paid to PIMCO by the Subsidiary. This waiver may not be terminated by PIMCO and will remain in effect for as long as PIMCO’s contract with the Subsidiary is in place. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. During the period ended September 30, 2020, the amount was $ 683,710. See Note 14, Basis for Consolidation in the Notes to Financial Statements for more information regarding the Subsidiary.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$960	$18,683

PIMCO Diversified Income Fund	22,441	2,699

PIMCO High Yield Spectrum Fund	14,286	18,598

PIMCO Long-Term Credit Bond Fund	73,201	713,741

PIMCO Low Duration Income Fund	73,371	240,128

PIMCO Senior Floating Rate Fund	37,928	121,581

PIMCO Preferred and Capital Securities Fund	95,803	47,559

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

166	PIMCO CREDIT BOND FUNDS

September 30, 2020 (Unaudited)

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Credit Opportunities Bond Fund	$20,802	$30,343	$119,531	$85,414

PIMCO Diversified Income Fund	2,582,701	2,675,130	1,027,855	126,615

PIMCO ESG Income Fund	0	0	100	0

PIMCO High Yield Spectrum Fund	0	10,863	119,108	57,416

PIMCO Long-Term Credit Bond Fund	1,207,712	1,453,298	956,719	1,037,963

PIMCO Low Duration Income Fund	17,944,038	17,651,184	1,061,673	872,337

PIMCO Senior Floating Rate Fund	0	0	632,339	512,728

PIMCO Preferred and Capital Securities Fund	0	0	694,071	356,813

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Credit Opportunities Bond Fund				PIMCO Diversified Income Fund				PIMCO ESG Income Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Inception date through 09/30/2020 (Unaudited)

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	11,016	$105,750	21,509	$214,927	80,675	$873,934	124,907	$1,384,119	496	$4,960

I-2	5,841	54,960	4,544	44,714	31,757	342,402	45,146	497,874	1	10

I-3	N/A	N/A	N/A	N/A	1,360	14,631	1,733	18,951	1	10

Administrative Class	N/A	N/A	N/A	N/A	1,163	12,584	3,442	38,110	N/A	N/A

Class A	653	6,263	1,377	13,815	6,547	71,012	23,272	256,516	1	10

Class C	36	338	121	1,206	1,470	15,907	3,356	37,209	1	10
Issued as reinvestment of distributions

Institutional Class	267	2,593	1,059	10,494	5,603	60,995	12,296	135,966	0	0

I-2	142	1,369	230	2,263	636	6,937	998	11,038	0	0

I-3	N/A	N/A	N/A	N/A	34	368	41	457	0	0

Administrative Class	N/A	N/A	N/A	N/A	271	2,945	694	7,675	N/A	N/A

Class A	32	313	79	777	478	5,193	1,301	14,396	0	0

Class C	6	60	17	163	91	989	218	2,413	0	0
Cost of shares redeemed

Institutional Class	(9,040)	(86,218)	(26,196)	(261,302)	(31,410)	(336,001)	(99,637)	(1,090,394)	0	0

I-2	(1,944)	(18,346)	(3,523)	(34,316)	(11,144)	(120,568)	(28,871)	(303,111)	0	0

I-3	N/A	N/A	N/A	N/A	(346)	(3,648)	(771)	(8,418)	0	0

Administrative Class	N/A	N/A	N/A	N/A	(1,804)	(19,382)	(2,889)	(31,430)	N/A	N/A

Class A	(372)	(3,562)	(1,626)	(15,817)	(4,491)	(48,385)	(18,659)	(205,130)	0	0

Class C	(46)	(437)	(153)	(1,508)	(1,487)	(16,145)	(2,763)	(30,329)	0	0

Net increase (decrease) resulting from Fund share transactions	6,591	$63,083	(2,562)	$(24,584)	79,403	$863,768	63,814	$735,912	500	$5,000

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	167

Notes to Financial Statements (Cont.)

	PIMCO High Yield Spectrum Fund				PIMCO Long-Term Credit Bond Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	6,823	$62,667	11,802	$114,924	77,993	$1,017,007	74,209	$945,065

I-2	8,881	83,088	9,172	88,789	2,869	37,425	76,109	913,081

I-3	12	114	132	1,285	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,218	11,278	2,616	25,490	N/A	N/A	N/A	N/A

Class C	97	891	213	2,080	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	271	2,522	2,128	20,777	5,569	74,235	13,375	169,882

I-2	465	4,336	1,026	9,948	274	3,648	2,819	36,025

I-3	1	13	5	44	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	142	1,318	334	3,235	N/A	N/A	N/A	N/A

Class C	16	151	37	358	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(6,504)	(59,690)	(64,310)	(631,552)	(105,991)	(1,418,759)	(119,006)	(1,478,867)

I-2	(1,557)	(14,532)	(14,477)	(135,288)	(6,306)	(81,475)	(68,705)	(804,433)

I-3	(12)	(110)	(306)	(2,969)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(1,525)	(14,185)	(3,653)	(35,009)	N/A	N/A	N/A	N/A

Class C	(141)	(1,306)	(287)	(2,716)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	8,187	$76,555	(55,568)	$(540,604)	(25,592)	$(367,919)	(21,199)	$(219,247)

168	PIMCO CREDIT BOND FUNDS

September 30, 2020 (Unaudited)

PIMCO Low Duration Income Fund				PIMCO Senior Floating Rate Fund				PIMCO Preferred and Capital Securities Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

52,632	$435,779	138,481	$1,183,176	56,791	$501,801	8,053	$71,706	58,471	$596,489	104,274		$1,078,445

83,536	689,569	291,657	2,494,678	418	3,808	1,864	18,194	7,376	74,577	28,613		298,095

4,636	37,861	4,569	39,250	N/A	N/A	N/A	N/A	1,644	16,382	2,443		24,672

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

45,991	382,509	151,106	1,296,372	522	4,738	1,788	17,491	4,769	48,230	30,453		320,917

3,587	29,840	12,718	108,692	49	441	374	3,671	395	3,977	1,463	(a)	15,617	(a)

3,484	29,017	10,108	86,282	794	7,204	674	6,545	626	6,328	2,450		25,679

3,667	30,552	8,838	75,346	43	392	173	1,685	174	1,756	1,095		11,412

85	709	266	2,275	N/A	N/A	N/A	N/A	25	247	90		935

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

2,245	18,700	5,458	46,542	84	759	343	3,332	182	1,832	1,054		11,001

304	2,535	820	7,000	25	225	145	1,409	8	76	12	(a)	131	(a)

(57,111)	(469,995)	(137,842)	(1,157,264)	(40,400)	(366,567)	(8,853)	(83,558)	(35,160)	(354,837)	(47,291)		(492,441)

(82,552)	(681,768)	(234,000)	(1,951,013)	(820)	(7,358)	(3,019)	(28,964)	(7,131)	(71,076)	(17,787)		(175,055)

(2,334)	(19,475)	(6,870)	(57,819)	N/A	N/A	N/A	N/A	(1,013)	(9,871)	(667)		(6,426)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(44,627)	(369,929)	(113,423)	(958,767)	(1,282)	(11,514)	(5,260)	(50,376)	(7,307)	(74,135)	(14,737)		(148,658)

(4,983)	(41,312)	(10,519)	(88,968)	(806)	(7,265)	(2,666)	(25,529)	(169)	(1,719)	(114	)(a)	(1,067	)(a)

8,560	$74,592	121,367	$1,125,782	15,418	$126,664	(6,384)	$(64,394)	22,890	$238,256	91,351		$963,257

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Senior Floating Rate Fund	0	1	0%	43%

14. BASIS FOR CONSOLIDATION

The Subsidiary, a Cayman Islands exempted company, was incorporated on February 4, 2015, as a wholly owned subsidiary acting as an investment vehicle for the PIMCO Preferred and Capital Securities Fund (the “PCS Fund”) in order to effect certain investments for the PCS Fund consistent with the PCS Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The PCS Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the PCS Fund and the Subsidiary. The consolidated financial statements include the accounts of the PCS Fund and the Subsidiary, if any. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the PCS Fund and the Subsidiary on March 1, 2015, comprising the entire issued share capital of the

Subsidiary, with the intent that the PCS Fund will remain the sole shareholder and retain all rights. Under the Memorandum and Articles of Association, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The net assets of the Subsidiary as of period end represented 14.5% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	169

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Credit Opportunities Bond Fund*	$30,435	$25,745

PIMCO Diversified Income Fund	0	0

PIMCO High Yield Spectrum Fund*	169	41,284

PIMCO Long-Term Credit Bond Fund	0	0

PIMCO Low Duration Income Fund	80,079	42,330

PIMCO Senior Floating Rate Fund*	2,069	73,811

PIMCO Preferred and Capital Securities Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Credit Opportunities Bond Fund	$392,945	$14,865	$(9,081)	$5,784

PIMCO Diversified Income Fund	5,198,882	272,339	(143,360)	128,979

PIMCO ESG Income Fund	100	0	0	0

PIMCO High Yield Spectrum Fund	409,383	16,746	(25,156)	(8,410)

PIMCO Long-Term Credit Bond Fund	3,965,671	464,976	(70,171)	394,805

PIMCO Low Duration Income Fund	8,287,987	238,130	(192,956)	45,174

PIMCO Senior Floating Rate Fund	366,938	6,257	(2,969)	3,288

PIMCO Preferred and Capital Securities Fund	1,757,254	71,291	(19,737)	51,554

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

170	PIMCO CREDIT BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.

BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BOS	BofA Securities, Inc.	GRE	NatWest Markets Securities Inc.	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SBI	Citigroup Global Markets Ltd.

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SCX	Standard Chartered Bank, London

BSN	The Bank of Nova Scotia - Toronto	HUS	HSBC Bank USA N.A.	SGY	Societe Generale, NY

CBK	Citibank N.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CFR	Credit Suisse Securities (Europe) Ltd.	JML	JP Morgan Securities Plc	SSB	State Street Bank and Trust Co.

DBL	Deutsche Bank AG London	JPM	JP Morgan Chase Bank N.A.	STR	State Street FICC Repo

DEU	Deutsche Bank Securities, Inc.	JPS	J.P. Morgan Securities LLC	TDL	Toronto Dominion Bank London

DUB	Deutsche Bank AG	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

FICC	Fixed Income Clearing Corporation

Currency Abbreviations:

ARS	Argentine Peso	DKK	Danish Krone	JPY	Japanese Yen

AUD	Australian Dollar	DOP	Dominican Peso	MXN	Mexican Peso

BRL	Brazilian Real	EUR	Euro	NZD	New Zealand Dollar

CAD	Canadian Dollar	GBP	British Pound	PEN	Peruvian New Sol

CLP	Chilean Peso	HKD	Hong Kong Dollar	PLN	Polish Zloty

CNH	Chinese Renminbi (Offshore)	HUF	Hungarian Forint	RUB	Russian Ruble

CNY	Chinese Renminbi (Mainland)	IDR	Indonesian Rupiah	USD (or $)	United States Dollar

COP	Colombian Peso	INR	Indian Rupee	ZAR	South African Rand

Exchange Abbreviations:

OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	RUONIA	Ruble Overnight Index Average

CDX.EM	Credit Derivatives Index - Emerging Markets	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	SOFRRATE	Secured Overnight Financing Rate

CDX.HY	Credit Derivatives Index - High Yield	EUR003M	3 Month EUR Swap Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.IG	Credit Derivatives Index - Investment Grade	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	UKRPI	United Kingdom Retail Prices Index

CDX.MCDX	Credit Derivatives Index - Municipal Bond Credit Derivative Index	LIBOR03M	3 Month USD-LIBOR	US0001M	1 Month USD Swap Rate

CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

ALT	Alternate Loan Trust	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security

BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

BBSW	Bank Bill Swap Reference Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	JSC	Joint Stock Company	TBD	To-Be-Determined

CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding

CDI	Brazil Interbank Deposit Rate	OIS	Overnight Index Swap	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	171

Distribution Information

(Unaudited)

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended September 30, 2020 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

PIMCO Low Duration Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0245	$0.0000	$0.0000	$0.0245

May 2020	$0.0245	$0.0000	$0.0000	$0.0245

June 2020	$0.0245	$0.0000	$0.0000	$0.0245

July 2020	$0.0245	$0.0000	$0.0000	$0.0245

August 2020	$0.0245	$0.0000	$0.0000	$0.0245

September 2020	$0.0245	$0.0000	$0.0000	$0.0245

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0238	$0.0000	$0.0000	$0.0238

May 2020	$0.0238	$0.0000	$0.0000	$0.0238

June 2020	$0.0238	$0.0000	$0.0000	$0.0238

July 2020	$0.0238	$0.0000	$0.0000	$0.0238

August 2020	$0.0238	$0.0000	$0.0000	$0.0238

September 2020	$0.0238	$0.0000	$0.0000	$0.0238

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0235	$0.0000	$0.0000	$0.0235

May 2020	$0.0235	$0.0000	$0.0000	$0.0235

June 2020	$0.0235	$0.0000	$0.0000	$0.0235

July 2020	$0.0235	$0.0000	$0.0000	$0.0235

August 2020	$0.0235	$0.0000	$0.0000	$0.0235

September 2020	$0.0234	$0.0000	$0.0000	$0.0234

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0219	$0.0000	$0.0000	$0.0219

May 2020	$0.0218	$0.0000	$0.0000	$0.0218

June 2020	$0.0218	$0.0000	$0.0000	$0.0218

July 2020	$0.0217	$0.0000	$0.0000	$0.0217

August 2020	$0.0217	$0.0000	$0.0000	$0.0217

September 2020	$0.0217	$0.0000	$0.0000	$0.0217

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0199	$0.0000	$0.0000	$0.0199

May 2020	$0.0198	$0.0000	$0.0000	$0.0198

June 2020	$0.0197	$0.0000	$0.0000	$0.0197

July 2020	$0.0196	$0.0000	$0.0000	$0.0196

August 2020	$0.0196	$0.0000	$0.0000	$0.0196

September 2020	$0.0196	$0.0000	$0.0000	$0.0196

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

172	PIMCO CREDIT BOND FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	173

Approval of Investment Advisory Contract and Other Agreements (Cont.)

that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk

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Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees

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basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s

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investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid.

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In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

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Approval of the Amended and Restated Investment Advisory Contract and Second Amended and Restated Supervision and Administration Agreement for PIMCO ESG Income Fund

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved, for an initial two-year term, the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the PIMCO ESG Income Fund (the “New Fund”), and Pacific Investment Management Company LLC (“PIMCO”).1 The Board also considered and unanimously approved, for an initial one-year term, the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement” and together with the Investment Advisory Contract, the “Agreements”) between the Trust, on behalf of the New Fund, and PIMCO.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  The Trustees received a wide variety of materials relating to the services to be provided by PIMCO to the New Fund in connection with the August 18-19, 2020 meeting. The Trustees also considered information they had received from PIMCO in connection with the renewal of the Investment Advisory Contract and the Supervision and Administration Agreement between PIMCO and the existing series of the Trust. The Board reviewed information relating to proposed New Fund operations, including memoranda from PIMCO describing the New Fund, a term sheet detailing key features of the New Fund, fee comparisons for the New Fund from Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance and fee and expense data, and a memorandum from Dechert LLP describing the Trustees’ responsibilities in approving the Agreements. In considering whether to approve the Agreements, the Board also reviewed materials provided by PIMCO, which included, among other things, comparative industry data with regard to advisory and supervisory and administrative fees and expense ratios of funds with investment objectives and policies similar to those of the New Fund.

(b) Review Process:  In connection with the approval of the Agreements, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics, which included, among other things, comparative fee data prepared at the Board’s request by Broadridge. The Board also heard oral presentations on matters related to the Agreements. The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the approval of the Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, its Personnel and Resources:  The Board considered the depth and quality of PIMCO and PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in assets under management. The Board also considered the various services in addition to portfolio management that PIMCO proposes to provide under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. Further, the Board considered PIMCO’s continuing efforts to attract and retain qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the New Fund, and its commitment to further developing and strengthening these programs; its oversight of matters

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

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that may involve conflicts of interest between the New Fund’s investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the New Fund and its shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to other funds in the Trust and has allowed PIMCO to introduce innovative new funds over time.

Ultimately, the Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Agreements are likely to benefit the New Fund and its shareholders.

(b) Other Services:  The Board also considered the nature, extent, quality and cost of supervisory and administrative services to be provided by PIMCO to the New Fund under the Supervision and Administration Agreement. The Board considered the terms of the Supervision and Administration Agreement, under which the Trust will pay for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO will provide or procure certain supervisory and administrative services and bear the costs of various third party services required by the New Fund, including but not limited to audit, custodial, portfolio accounting, ordinary legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement will continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services to other series of the Trust and its supervision of the Trust’s third party service providers to assure that these service providers provide a high level of service relative to alternatives available in the market.

The Board concluded that the nature, extent and quality of services proposed to be provided or procured by PIMCO under the Supervision and Administration Agreement are likely to benefit the New Fund and its shareholders.

3. INVESTMENT PERFORMANCE

As the New Fund had not yet commenced operations at the time the Agreements were considered, the Trustees did not receive or consider investment performance information with respect to the New Fund.

4. ADVISORY FEE, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered PIMCO’s general pricing philosophy to price funds to scale at the outset with reference to the total expense ratios of the respective median (if available) included in the report prepared by Broadridge, while providing a fee premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for the

New Fund, it considered a number of factors, including, but not limited to, the type and complexity of the services to be provided, the cost of providing services, the risk assumed by PIMCO in the provision of services, the impact on potential returns from different levels of fees, the competitive marketplace for financial products and the attractiveness of potential returns to prospective investors in the New Fund.

The Board reviewed the proposed advisory fee, supervisory and administrative fees and estimated total expenses of the New Fund (each as a percentage of average net assets) and compared such amounts with the fees and expense levels of other similar funds. With respect to the advisory fee, the Board reviewed data from Broadridge that compared the average and median advisory fees of other funds in an “Expense Group” of comparable funds, as well as the universe of other similar funds. The Board also compared the New Fund’s total expenses to other funds in the Expense Group provided by Broadridge and found the New Fund’s total expenses to be reasonable.

The Board also considered the New Fund’s proposed supervisory and administrative fees, comparing them to similar funds in the report supplied by Broadridge.

The Board considered the New Fund’s unified fee, under which the New Fund would pay for the supervisory and administrative services it requires for one set fee. The Board considered that the unified supervisory and administrative fee would lead to New Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of fees for the New Fund at a competitive level over the contract period even if the New Fund’s operating costs rise when assets remain flat or decrease. The Board concluded that the New Fund’s proposed supervisory and administrative fee was reasonable in relation to the value of the services to be provided, and that the unified fee represents, in effect, a cap on overall fund expenses that would be beneficial to the New Fund and its shareholders. The Board noted that the New Fund would be covered by an Expense Limitation Agreement that is designed to cap organizational expenses, expenses related to obtaining or maintaining a Legal Entity Identifier and trustee fees and that the I-3 share class of the New Fund would be covered by a fee waiver agreement.

Based on the information presented by PIMCO, members of the Board then determined, in the exercise of their business judgment, that the level of the advisory fee and supervisory and administrative fees to be charged by PIMCO, as well as the estimated total expenses of the New Fund, are reasonable and approval of the Agreements would benefit shareholders of the New Fund.

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5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

As the New Fund had not yet commenced operations at the time the Agreements were considered, information regarding PIMCO’s costs in providing services to the New Fund and the profitability of PIMCO’s relationship with the New Fund was not available.

The Trustees considered that the unified fee structure provides certain inherent economies of scale because the New Fund’s unified fee would remain fixed even if the New Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the New Fund’s proposed unified fee, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those described above. The Trustees noted that PIMCO’s investments in these areas are extensive. The Trustees noted that, by pricing the New Fund to scale at inception instead of instituting breakpoints, PIMCO is effectively sharing economies of scale, if any, with shareholders before it realizes such benefits.

The Board concluded that the New Fund’s proposed cost structure was reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the New Fund’s unified fee structure, by generally pricing the New Fund to scale at inception and reinvesting in its business to provide enhanced and expanded services to the New Fund and its shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits received by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also considered that affiliates of PIMCO will provide distribution and shareholder services to the New Fund and its shareholders. The Board noted that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the New Fund, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services to be rendered to the New Fund by PIMCO supported the approval of the Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements were fair and reasonable to the New Fund and its shareholders, and that the New Fund’s shareholders would receive reasonable value in return for the fees that would be paid to PIMCO by the New Fund under the Agreements and that the approval of the Agreements was in the best interests of the New Fund and its shareholders.

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General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4003SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Emerging Markets Local Currency and Bond Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (cont)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

The Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency

6	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Class A and Class C shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2 and I-3 shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Class A	Class C	Diversification Status
PIMCO Emerging Markets Local Currency and Bond Fund	12/29/06	12/29/06	05/30/08	04/27/18	07/31/07	07/31/07	Non-diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

8	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Emerging Markets Local Currency and Bond Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/29/06)
PIMCO Emerging Markets Local Currency and Bond Fund Institutional Class	14.95%	(1.84)%	4.80%	0.20%	3.15%
PIMCO Emerging Markets Local Currency and Bond Fund I-2	14.89%	(1.94)%	4.70%	0.10%	3.05%
PIMCO Emerging Markets Local Currency and Bond Fund I-3	14.86%	(1.99)%	4.65%	0.05%	2.99%
PIMCO Emerging Markets Local Currency and Bond Fund Class A	14.72%	(2.23)%	4.37%	(0.23)%	2.71%
PIMCO Emerging Markets Local Currency and Bond Fund Class A (adjusted)	10.45%	(5.92)%	3.59%	(0.61)%	2.42%
PIMCO Emerging Markets Local Currency and Bond Fund Class C	14.29%	(2.97)%	3.59%	(0.98)%	1.94%
PIMCO Emerging Markets Local Currency and Bond Fund Class C (adjusted)	13.29%	(3.89)%	3.59%	(0.98)%	1.94%
J.P. Morgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	10.49%	(1.45)%	4.78%	0.52%	3.80%
Lipper Emerging Markets Local Currency Debt Funds Average	11.72%	(1.64)%	3.99%	0.13%	3.15%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Average annual total return since 12/31/2006.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.70% for the Institutional Class shares, 1.80% for I-2 shares, 1.90% for I-3 shares, 2.10% for Class A shares, and 2.85% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Institutional Class - PELBX	I-2 - PELPX	I-3 - PELNX
Class A - PELAX	Class C - PELCX

Geographic Breakdown as of September 30, 2020†§

United States	15.4%
South Africa	9.7%
Peru	7.5%
Brazil	6.5%
China	6.5%
Russia	6.5%
Malaysia	5.4%
Hungary	4.7%
Thailand	4.5%
Poland	4.1%
Dominican Republic	3.1%
Short-Term Instruments‡	3.0%
Czech Republic	2.9%
Mexico	2.7%
Germany	2.5%
Chile	2.3%
Colombia	2.3%
Romania	2.1%
United Kingdom	1.4%
Cayman Islands	1.0%
Other	5.9%

†	% of Investments, at value.
§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Local Currency and Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or Fixed Income Instruments denominated in the currencies of, emerging market countries and in Fixed Income Instruments, each of which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Emerging Markets external debt contributed to performance, as the Emerging Markets external debt index increased.

»	Overweight exposure to Emerging Markets local duration contributed to performance, as the Emerging Markets local debt index increased.
»	Long exposure to the Argentine Peso detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Overweight exposure to the Dominican Peso detracted from performance, as the currency depreciated versus the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Emerging Markets Local Currency and Bond Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,149.50	$7.06	$1,000.00	$1,018.50	$6.63	1.31%
I-2	1,000.00	1,148.90	7.60	1,000.00	1,018.00	7.13	1.41
I-3	1,000.00	1,148.60	7.86	1,000.00	1,017.75	7.39	1.46
Class A	1,000.00	1,147.20	9.20	1,000.00	1,016.50	8.64	1.71
Class C	1,000.00	1,142.90	13.21	1,000.00	1,012.73	12.41	2.46

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Benchmark Descriptions

Index*	Benchmark Description

JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged)	JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Emerging Markets Local Currency and Bond Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$5.69	$0.15	$0.70	$0.85	$(0.16)	$0.00	$0.00	$(0.16)

03/31/2020	6.70	0.45	(1.02)	(0.57)	0.00	0.00	(0.44)	(0.44)

03/31/2019	7.83	0.41	(1.12)	(0.71)	0.00	0.00	(0.42)	(0.42)

03/31/2018	7.37	0.46	0.47	0.93	(0.30)	0.00	(0.17)	(0.47)

03/31/2017	7.21	0.41	0.16	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.68)	(0.35)	0.00	0.00	(0.36)	(0.36)

I-2

04/01/2020 - 09/30/2020+	5.69	0.15	0.70	0.85	(0.16)	0.00	0.00	(0.16)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

03/31/2019	7.83	0.41	(1.13)	(0.72)	0.00	0.00	(0.41)	(0.41)

03/31/2018	7.37	0.46	0.46	0.92	(0.29)	0.00	(0.17)	(0.46)

03/31/2017	7.21	0.40	0.17	0.57	(0.00)	0.00	(0.41)	(0.41)

03/31/2016	7.92	0.33	(0.69)	(0.36)	0.00	0.00	(0.35)	(0.35)

I-3

04/01/2020 - 09/30/2020+	5.69	0.15	0.69	0.84	(0.15)	0.00	0.00	(0.15)

03/31/2020	6.70	0.44	(1.02)	(0.58)	0.00	0.00	(0.43)	(0.43)

04/27/2018 - 03/31/2019	7.59	0.38	(0.90)	(0.52)	0.00	0.00	(0.37)	(0.37)

Class A

04/01/2020 - 09/30/2020+	5.69	0.14	0.70	0.84	(0.15)	0.00	0.00	(0.15)

03/31/2020	6.70	0.42	(1.02)	(0.60)	0.00	0.00	(0.41)	(0.41)

03/31/2019	7.83	0.38	(1.12)	(0.74)	0.00	0.00	(0.39)	(0.39)

03/31/2018	7.37	0.44	0.46	0.90	(0.27)	0.00	(0.17)	(0.44)

03/31/2017	7.21	0.38	0.16	0.54	(0.00)	0.00	(0.38)	(0.38)

03/31/2016	7.92	0.30	(0.68)	(0.38)	0.00	0.00	(0.33)	(0.33)

Class C

04/01/2020 - 09/30/2020+	5.69	0.12	0.69	0.81	(0.12)	0.00	0.00	(0.12)

03/31/2020	6.70	0.37	(1.02)	(0.65)	0.00	0.00	(0.36)	(0.36)

03/31/2019	7.83	0.33	(1.12)	(0.79)	0.00	0.00	(0.34)	(0.34)

03/31/2018	7.37	0.37	0.48	0.85	(0.22)	0.00	(0.17)	(0.39)

03/31/2017	7.21	0.32	0.17	0.49	(0.00)	0.00	(0.33)	(0.33)

03/31/2016	7.92	0.25	(0.69)	(0.44)	0.00	0.00	(0.27)	(0.27)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 1, 2016, the Class’s supervisory and administrative fee was decreased by 0.05% to an annual rate of 0.60%.

14	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$6.38	14.95%	$1,247,118	1.31	%*	1.31	%*	0.90	%*	0.90	%*	4.89	%*	68%

5.69	(9.48)	1,270,257	1.70		1.70		0.90		0.90		6.50		197

6.70	(9.02)	3,071,046	0.94		0.94		0.90		0.90		6.06		107

7.83	13.02	4,053,891	0.92		0.92		0.90		0.90		6.11		75

7.37	8.23	3,762,136	0.91		0.91		0.90		0.90		5.61		64

7.21	(4.30)	4,828,418	0.90		0.90		0.90		0.90		4.56		58

6.38	14.89	82,551	1.41	*	1.41	*	1.00	*	1.00	*	4.80	*	68

5.69	(9.57)	68,884	1.80		1.80		1.00		1.00		6.40		197

6.70	(9.11)	79,666	1.04		1.04		1.00		1.00		5.97		107

7.83	12.91	102,801	1.02		1.02		1.00		1.00		6.06		75

7.37	8.12	71,269	1.01		1.01		1.00		1.00		5.50		64

7.21	(4.40)	109,314	1.00		1.00		1.00		1.00		4.46		58

6.38	14.86	8,219	1.46	*	1.51	*	1.05	*	1.10	*	4.74	*	68

5.69	(9.61)	10,336	1.85		1.90		1.05		1.10		6.32		197

6.70	(6.76)	6,688	1.09	*	1.14	*	1.05	*	1.10	*	6.08	*	107

6.38	14.72	31,600	1.71	*	1.71	*	1.30	*	1.30	*	4.50	*	68

5.69	(9.84)	29,812	2.10		2.10		1.30		1.30		6.10		197

6.70	(9.38)	66,424	1.34		1.34		1.30		1.30		5.66		107

7.83	12.57	89,979	1.32		1.32		1.30		1.30		5.75		75

7.37	7.77	41,763	1.34	(d)	1.34	(d)	1.33	(d)	1.33	(d)	5.18		64

7.21	(4.73)	48,860	1.35		1.35		1.35		1.35		4.12		58

6.38	14.29	5,753	2.46	*	2.46	*	2.05	*	2.05	*	3.74	*	68

5.69	(10.52)	7,435	2.85		2.85		2.05		2.05		5.35		197

6.70	(10.06)	12,624	2.09		2.09		2.05		2.05		4.91		107

7.83	11.74	19,403	2.07		2.07		2.05		2.05		4.95		75

7.37	6.97	20,796	2.09	(d)	2.09	(d)	2.08	(d)	2.08	(d)	4.44		64

7.21	(5.45)	23,905	2.10		2.10		2.10		2.10		3.37		58

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Statement of Assets and Liabilities PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$1,763,776
Investments in Affiliates	28,248

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,427
Over the counter	60,805
Deposits with counterparty	16,538
Foreign currency, at value	6,316
Receivable for investments sold	15,218
Receivable for Fund shares sold	1,319
Interest and/or dividends receivable	30,634
Dividends receivable from Affiliates	24
Other assets	2

Total Assets	1,926,307

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$381,774

Financial Derivative Instruments
Exchange-traded or centrally cleared	3,011
Over the counter	41,524
Payable for investments purchased	69
Payable for investments in Affiliates purchased	24
Payable for investments purchased on a delayed-delivery basis	87,176
Deposits from counterparty	31,878
Payable for Fund shares redeemed	3,480
Distributions payable	808
Overdraft due to custodian	11
Accrued investment advisory fees	544
Accrued supervisory and administrative fees	557
Accrued distribution fees	4
Accrued servicing fees	8
Accrued taxes payable	21
Other liabilities	177

Total Liabilities	551,066

Net Assets	$1,375,241

Net Assets Consist of:

Paid in capital	$1,724,982
Distributable earnings (accumulated loss)	(349,741)

Net Assets	$1,375,241

Cost of investments in securities	$1,894,815
Cost of investments in Affiliates	$28,234
Cost of foreign currency held	$6,722
Cost or premiums of financial derivative instruments, net	$(6,938)

* Includes repurchase agreements of:	$4,881

†	A zero balance may reflect actual amounts rounding to less than one thousand.

16	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$1,247,118
I-2	82,551
I-3	8,219
Class A	31,600
Class C	5,753

Shares Issued and Outstanding:

Institutional Class	195,502
I-2	12,941
I-3	1,288
Class A	4,954
Class C	902

Net Asset Value Per Share Outstanding(a):

Institutional Class	$6.38
I-2	6.38
I-3	6.38
Class A	6.38
Class C	6.38

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Operations PIMCO Emerging Markets Local Currency and Bond Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$44,490
Dividends	1
Dividends from Investments in Affiliates	258
Total Income	44,749

Expenses:

Investment advisory fees	3,245
Supervisory and administrative fees	3,321
Distribution fees - Class C	26
Servicing fees - Class A	40
Servicing fees - Class C	9
Trustee fees	4
Interest expense	2,981
Total Expenses	9,626
Waiver and/or Reimbursement by PIMCO	(2)
Net Expenses	9,624

Net Investment Income (Loss)	35,125

Net Realized Gain (Loss):

Investments in securities	(38,837)
Investments in Affiliates	570
Exchange-traded or centrally cleared financial derivative instruments	(13,565)
Over the counter financial derivative instruments	(32,543)
Short sales	(504)
Foreign currency	(2,593)

Net Realized Gain (Loss)	(87,472)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	189,414
Investments in Affiliates	33
Exchange-traded or centrally cleared financial derivative instruments	23,024
Over the counter financial derivative instruments	49,494
Foreign currency assets and liabilities	(9,024)

Net Change in Unrealized Appreciation (Depreciation)	252,941

Net Increase (Decrease) in Net Assets Resulting from Operations	$200,594

* Foreign tax withholdings	$253

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO Emerging Markets Local Currency and Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$35,125	$138,806
Net realized gain (loss)	(87,472)	(283,299)
Net change in unrealized appreciation (depreciation)	252,941	44,241

Net Increase (Decrease) in Net Assets Resulting from Operations	200,594	(100,252)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(32,947)	0
I-2	(1,927)	0
I-3	(194)	0
Class A	(740)	0
Class C	(136)	0

Tax basis return of capital
Institutional Class	0	(127,092)
I-2	0	(5,296)
I-3	0	(640)
Class A	0	(2,608)
Class C	0	(570)

Total Distributions(a)	(35,944)	(136,206)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(176,133)	(1,613,266)

Total Increase (Decrease) in Net Assets	(11,483)	(1,849,724)

Net Assets:

Beginning of period	1,386,724	3,236,448
End of period	$1,375,241	$1,386,724

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Cash Flows PIMCO Emerging Markets Local Currency and Bond Fund

Six Months Ended September 30, 2020 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$200,594

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(1,153,902)
Proceeds from sales of long-term securities	1,192,056
(Purchases) Proceeds from sales of short-term portfolio investments, net	191,620
(Increase) decrease in deposits with counterparty	18,734
(Increase) decrease in receivable for investments sold	371,547
(Increase) decrease in interest and/or dividends receivable	1,717
(Increase) decrease in dividends receivable from Affiliates	143
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	9,447
Proceeds from (Payments on) over the counter financial derivative instruments	(37,072)
(Increase) decrease in reimbursement receivable from PIMCO	1
(Increase) decrease in other assets	(2)
Increase (decrease) in payable for investments purchased	(398,793)
Increase (decrease) in deposits from counterparty	5,676
Increase (decrease) in accrued investment advisory fees	(30)
Increase (decrease) in accrued supervisory and administrative fees	(31)
Increase (decrease) in accrued distribution fees	(1)
Increase (decrease) in accrued servicing fees	(1)
Proceeds from (Payments on) short sales transactions, net	(504)
Proceeds from (Payments on) foreign currency transactions	2,673
Increase (decrease) in other liabilities	(12)
Net Realized (Gain) Loss
Investments in securities	38,837
Investments in Affiliates	(570)
Exchange-traded or centrally cleared financial derivative instruments	13,565
Over the counter financial derivative instruments	32,543
Short sales	504
Foreign currency	2,593
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(189,414)
Investments in Affiliates	(33)
Exchange-traded or centrally cleared financial derivative instruments	(23,024)
Over the counter financial derivative instruments	(49,494)
Foreign currency assets and liabilities	9,024
Net amortization (accretion) on investments	94
Net Cash Provided by (Used for) Operating Activities	238,485

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	352,311
Payments on shares redeemed	(555,818)
Increase (decrease) in overdraft due to custodian	11
Cash distributions paid*	(4,904)
Proceeds from reverse repurchase agreements	1,797,308
Payments on reverse repurchase agreements	(1,885,617)
Net Cash Received from (Used for) Financing Activities	(296,709)

Net Increase (Decrease) in Cash and Foreign Currency	(58,224)

Cash and Foreign Currency:

Beginning of period	64,540
End of period	$6,316
* Reinvestment of distributions	$31,067

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$2,806
Non Cash Payment in Kind	$101
†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

20	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.2%

ARGENTINA 0.6%

CORPORATE BONDS & NOTES 0.0%

Pan American Energy LLC
29.668% (BADLARPP + 0.000%) due 11/20/2020 ~	ARS	49,390	$328

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~		52,700	336

			664

SOVEREIGN ISSUES 0.6%

Argentina Government International Bond
15.500% due 10/17/2026		309,290	898
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		45,806	371
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		300,277	2,015

Autonomous City of Buenos Aires Argentina
32.858% (BADLARPP + 3.250%) due 03/29/2024 ~		269,335	1,667
33.413% (BADLARPP + 3.750%) due 02/22/2028 ~		128,290	759
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		178,120	1,205

Provincia de Buenos Aires
33.497% due 05/31/2022		341,363	2,032

			8,947

Total Argentina (Cost $31,377)			9,611

BRAZIL 8.5%

CORPORATE BONDS & NOTES 3.5%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$4,900	5,010

Banco do Brasil S.A.
4.625% due 01/15/2025		1,700	1,794
4.750% due 03/20/2024		3,200	3,372

Banco Votorantim S.A.
4.000% due 09/24/2022		5,100	5,240
4.500% due 09/24/2024		1,800	1,856

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		320	331

Centrais Eletricas Brasileiras S.A.
3.625% due 02/04/2025		2,600	2,598
4.625% due 02/04/2030		2,100	2,105

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		700	692

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (e)(h)		$1,580	$5

Petrobras Global Finance BV
8.750% due 05/23/2026		823	1,028

Rede D’or Finance SARL
4.500% due 01/22/2030		8,900	8,444

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	80,500	16,162

			48,637

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.7%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$22,700	22,814

SOVEREIGN ISSUES 3.3%

Brazil Government International Bond
10.250% due 01/10/2028	BRL	12,206	2,585
12.500% due 01/05/2022		25,439	5,073

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (e)		177,800	31,314
0.000% due 07/01/2021 (e)		14,900	2,606
0.000% due 10/01/2021 (e)		19,000	3,290
0.000% due 01/01/2024 (e)		3,100	459

			45,327

Total Brazil (Cost $126,301)			116,778

CAYMAN ISLANDS 1.4%

ASSET-BACKED SECURITIES 0.4%

Garanti Diversified Payment Rights Finance Co.
3.440% due 10/09/2021 «•		$5,292	5,261

CORPORATE BONDS & NOTES 1.0%

Fantasia Holdings Group Co. Ltd.
10.875% due 01/09/2023		1,800	1,798

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		5,300	5,009

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		117	108

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(a)		888	229

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,397	1,271

Sunac China Holdings Ltd.
7.875% due 02/15/2022		4,800	4,860

			13,275

Total Cayman Islands (Cost $19,500)			18,536

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHILE 3.0%

CORPORATE BONDS & NOTES 0.1%

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027		$958	$990

SOVEREIGN ISSUES 2.9%

Bonos de la Tesoreria de la Republica
4.500% due 10/15/2023 (g)	CLP	2,009,349	3,044

Bonos de la Tesoreria de la Republica en pesos
2.500% due 03/01/2025		9,535,000	12,769
4.700% due 09/01/2030		5,725,000	8,583
5.000% due 03/01/2035		5,055,000	7,743
6.000% due 01/01/2043		4,735,000	8,327

			40,466

Total Chile (Cost $44,121)			41,456

CHINA 8.4%

CORPORATE BONDS & NOTES 0.1%

New Metro Global Ltd.
7.500% due 12/16/2021		$1,700	1,745

SOVEREIGN ISSUES 8.3%

China Development Bank
1.860% due 04/09/2023	CNY	207,900	29,530
3.000% due 08/07/2023		39,100	5,700
3.050% due 08/25/2026		25,100	3,570
3.480% due 01/08/2029		45,200	6,500
3.500% due 08/13/2026		51,000	7,461
3.680% due 02/26/2026		40,000	5,903
4.040% due 04/10/2027		201,800	30,303
4.040% due 07/06/2028		105,200	15,762
4.240% due 08/24/2027		28,800	4,385
4.880% due 02/09/2028		30,800	4,863

			113,977

Total China (Cost $114,222)			115,722

COLOMBIA 3.0%

CORPORATE BONDS & NOTES 1.8%

Banco Davivienda S.A.
7.500% due 10/24/2022	COP	27,700,000	7,645

Empresas Publicas de Medellin ESP
7.625% due 09/10/2024		2,432,000	669
8.375% due 11/08/2027		59,177,000	16,074

			24,388

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.2%

Bogota Distrito Capital
9.750% due 07/26/2028	COP	22,200,000	$6,687

Colombia Government International Bond
4.375% due 03/21/2023		3,373,000	895

Colombian TES
7.000% due 06/30/2032		3,937,900	1,111
7.250% due 10/26/2050		5,407,100	1,480

Financiera de Desarrollo Territorial S.A. Findeter
7.875% due 08/12/2024		22,238,000	6,119

			16,292

Total Colombia (Cost $56,686)			40,680

CZECH REPUBLIC 3.8%

SOVEREIGN ISSUES 3.8%

Czech Republic Government International Bond
0.950% due 05/15/2030 (k)	CZK	796,920	35,076
1.200% due 03/13/2031 (k)		75,300	3,379
2.400% due 09/17/2025 (k)		292,900	13,906

Total Czech Republic (Cost $48,500)			52,361

DOMINICAN REPUBLIC 4.1%

SOVEREIGN ISSUES 4.1%

Dominican Republic International Bond
8.900% due 02/15/2023	DOP	280,600	4,893
9.750% due 06/05/2026		1,303,900	23,617
10.250% due 01/11/2024		178,200	3,219
10.375% due 03/04/2022		13,700	245
10.500% due 04/07/2023		121,000	2,197
10.750% due 08/11/2028		306,800	5,727
11.500% due 05/10/2024		34,300	644
12.000% due 03/05/2032		687,600	13,673
16.950% due 02/04/2022		80,200	1,547

Total Dominican Republic (Cost $59,495)			55,762

EGYPT 0.7%

SOVEREIGN ISSUES 0.7%

Egypt Government International Bond
4.750% due 04/16/2026	EUR	2,300	2,571
14.605% due 09/08/2025	EGP	117,100	7,468

Total Egypt (Cost $10,141)			10,039

22	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FRANCE 0.1%

CORPORATE BONDS & NOTES 0.1%

BNP Paribas S.A.
6.240% due 02/06/2025 «	IDR	21,000,000	$1,444

Total France (Cost $1,186)			1,444

GERMANY 3.2%

CORPORATE BONDS & NOTES 3.2%

Deutsche Bank AG
6.680% due 01/23/2025 «	IDR	667,100,000	44,555

Total Germany (Cost $49,512)			44,555

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%

Huarong Finance Co. Ltd.
3.250% due 06/03/2021		$4,900	4,943
3.625% due 11/22/2021		7,200	7,350

Total Hong Kong (Cost $12,128)			12,293

HUNGARY 6.1%

SOVEREIGN ISSUES 6.1%

Hungary Government International Bond
1.500% due 08/24/2022 (k)	HUF	2,650,400	8,632
2.500% due 10/24/2024 (k)		4,341,200	14,570
2.750% due 12/22/2026 (k)		13,796,800	46,998
3.000% due 06/26/2024 (k)		3,959,500	13,484

Total Hungary (Cost $86,817)			83,684

INDIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		$4,700	4,506

Total India (Cost $4,762)			4,506

INDONESIA 1.0%

CORPORATE BONDS & NOTES 0.8%

Jasa Marga Persero Tbk PT
7.500% due 12/11/2020	IDR	176,920,000	11,607

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Indonesia Government International Bond
8.375% due 04/15/2039	IDR	41,868,000	$3,034

Total Indonesia (Cost $15,366)			14,641

ITALY 0.3%

CORPORATE BONDS & NOTES 0.3%

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,700	4,367

Total Italy (Cost $4,109)			4,367

JERSEY, CHANNEL ISLANDS 0.3%

ASSET-BACKED SECURITIES 0.3%

ARTS Ltd.
2.030% due 09/15/2021 «•		$3,877	3,835

Total Jersey, Channel Islands (Cost $3,858)			3,835

KAZAKHSTAN 0.5%

CORPORATE BONDS & NOTES 0.5%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,235,500	7,241

Total Kazakhstan (Cost $9,842)			7,241

LUXEMBOURG 0.0%

CORPORATE BONDS & NOTES 0.0%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,769	479

Total Luxembourg (Cost $918)			479

MALAYSIA 7.1%

SOVEREIGN ISSUES 7.1%

Malaysia Government International Bond
3.478% due 06/14/2024 (k)	MYR	9,500	2,393
3.502% due 05/31/2027 (k)		79,300	20,346
3.733% due 06/15/2028 (k)		23,000	5,979
3.757% due 04/20/2023 (k)		2,900	728
3.757% due 05/22/2040 (k)		2,150	548
3.899% due 11/16/2027 (k)		20,000	5,248
3.906% due 07/15/2026 (k)		8,800	2,292

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.955% due 09/15/2025 (k)	MYR	52,200	$13,551
4.254% due 05/31/2035 (k)		5,300	1,411
4.642% due 11/07/2033 (k)		1,290	360
4.736% due 03/15/2046		960	263
4.921% due 07/06/2048		1,153	323
4.935% due 09/30/2043 (k)		1,610	447

Malaysia Government Investment Issue
3.151% due 05/15/2023 (k)		86,100	21,320
3.422% due 09/30/2027 (k)		8,900	2,288
3.899% due 06/15/2027		3,836	1,007
4.130% due 07/09/2029 (k)		16,450	4,388
4.258% due 07/26/2027 (k)		2,500	668
4.369% due 10/31/2028 (k)		8,300	2,247
4.638% due 11/15/2049 (k)		3,774	995
4.724% due 06/15/2033 (k)		38,788	10,840

Total Malaysia (Cost $93,181)			97,642

MAURITIUS 0.4%

CORPORATE BONDS & NOTES 0.4%

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025		$3,000	3,050
5.950% due 07/29/2026		1,800	1,870

Total Mauritius (Cost $4,800)			4,920

		SHARES
MEXICO 3.5%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(c)		742,577	0

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 1.3%

Petroleos Mexicanos
7.190% due 09/12/2024	MXN	440,500	17,311

SOVEREIGN ISSUES 2.2%

Mexico Government International Bond
7.750% due 11/13/2042 (k)		367,800	18,006
8.000% due 11/07/2047 (k)		112,500	5,623
8.500% due 05/31/2029		6,300	337
10.000% due 11/20/2036		112,000	6,750

			30,716

Total Mexico (Cost $68,601)			48,027

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.2%

SOVEREIGN ISSUES 0.2%

Mongolia Government International Bond
5.625% due 05/01/2023		$2,900	$2,991

Total Mongolia (Cost $2,956)			2,991

NETHERLANDS 0.1%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	294	343

CORPORATE BONDS & NOTES 0.1%

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(h)(i)		600	727

Prosus NV
3.680% due 01/21/2030		$1,200	1,297

			2,024

Total Netherlands (Cost $2,223)			2,367

PERU 9.8%

CORPORATE BONDS & NOTES 0.6%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	19,300	5,621
4.850% due 10/30/2020		9,046	2,516

			8,137

SOVEREIGN ISSUES 9.2%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024		49,900	15,527

Peru Government International Bond
5.400% due 08/12/2034 (k)		7,200	2,093
5.940% due 02/12/2029		59,200	19,312
6.150% due 08/12/2032 (k)		4,000	1,274
6.350% due 08/12/2028 (k)		93,900	31,438
6.350% due 08/12/2028		25,300	8,471
6.950% due 08/12/2031		62,800	21,335
8.200% due 08/12/2026		73,200	26,981

			126,431

Total Peru (Cost $131,907)			134,568

PHILIPPINES 0.7%

SOVEREIGN ISSUES 0.7%

Philippines Government International Bond
3.900% due 11/26/2022	PHP	432,000	9,111

Total Philippines (Cost $10,519)			9,111

24	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
POLAND 5.4%

SOVEREIGN ISSUES 5.4%

Poland Government International Bond
1.250% due 10/25/2030	PLN	23,500	$6,051
2.500% due 07/25/2026		89,100	25,283
2.500% due 07/25/2027 (k)		62,046	17,665
2.750% due 10/25/2029 (k)		86,400	25,244

Total Poland (Cost $64,374)			74,243

QATAR 0.0%

CORPORATE BONDS & NOTES 0.0%

QNB Finance Ltd.
6.800% due 03/04/2030 «	IDR	2,000,000	136
6.900% due 01/23/2025 «		100,000	7

Total Qatar (Cost $128)			143

ROMANIA 2.8%

SOVEREIGN ISSUES 2.8%

Romania Government International Bond
3.650% due 07/28/2025	RON	16,800	4,111
3.650% due 09/24/2031		5,100	1,221
4.150% due 01/26/2028 (k)		18,800	4,746
4.500% due 06/17/2024 (k)		100,500	25,296
5.000% due 02/12/2029 (k)		10,300	2,761

Total Romania (Cost $36,141)			38,135

RUSSIA 8.4%

SOVEREIGN ISSUES 8.4%

Russia Government International Bond
7.050% due 01/19/2028	RUB	431,600	5,935
7.100% due 10/16/2024		438,700	6,049
7.650% due 04/10/2030		1,541,200	21,966
7.700% due 03/23/2033		1,197,500	17,222
7.950% due 10/07/2026		2,928,100	42,164
8.500% due 09/17/2031		1,468,500	22,264

Total Russia (Cost $126,249)			115,600

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOUTH AFRICA 12.6%

CORPORATE BONDS & NOTES 1.4%

Eskom Holdings SOC Ltd.
0.000% due 08/18/2027 (e)	ZAR	140,400	$3,452
0.000% due 12/31/2032 (e)		352,000	3,264
5.750% due 01/26/2021		$3,100	3,035
7.850% due 04/02/2026	ZAR	152,000	8,922

Transnet SOC Ltd.
10.000% due 03/30/2029		10,500	631

			19,304

LOAN PARTICIPATIONS AND ASSIGNMENTS 1.6%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		$22,500	22,275

SOVEREIGN ISSUES 9.6%

South Africa Government International Bond
6.250% due 03/31/2036	ZAR	63,900	2,483
7.000% due 02/28/2031		137,327	6,670
8.000% due 01/31/2030		494,450	26,950
8.250% due 03/31/2032		465,400	23,821
8.500% due 01/31/2037		441,300	20,646
8.750% due 01/31/2044		96,300	4,442
8.875% due 02/28/2035		348,400	17,418
9.000% due 01/31/2040		44,700	2,145
10.500% due 12/21/2026		395,500	27,453

			132,028

Total South Africa (Cost $220,087)			173,607

SOUTH KOREA 0.0%

SOVEREIGN ISSUES 0.0%

Export-Import Bank of Korea
7.250% due 12/07/2024	IDR	400,000	28
8.000% due 05/15/2024		100,000	7

Total South Korea (Cost $35)			35

SPAIN 0.1%

SOVEREIGN ISSUES 0.1%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	850	1,041

Total Spain (Cost $973)			1,041

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SUPRANATIONAL 0.0%

CORPORATE BONDS & NOTES 0.0%

Corp. Andina de Fomento
6.500% due 03/16/2023	IDR	500,000	$32

Total Supranational (Cost $35)			32

THAILAND 5.9%

SOVEREIGN ISSUES 5.9%

Thailand Government International Bond
1.600% due 12/17/2029 (k)	THB	184,150	5,949
1.875% due 06/17/2049		38,700	1,170
2.125% due 12/17/2026 (k)		248,200	8,360
2.875% due 12/17/2028		4,800	171
2.875% due 06/17/2046 (k)		23,000	843
3.300% due 06/17/2038 (k)		733,350	28,050
3.600% due 06/17/2067 (k)		17,600	737
3.650% due 06/20/2031 (k)		229,100	8,817
3.775% due 06/25/2032 (k)		446,650	17,612
4.000% due 06/17/2066 (k)		5,000	227
4.675% due 06/29/2044 (k)		68,700	3,215
4.875% due 06/22/2029		142,400	5,820

Total Thailand (Cost $82,057)			80,971

TURKEY 0.9%

CORPORATE BONDS & NOTES 0.0%

Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$200	200

SOVEREIGN ISSUES 0.9%

Turkey Government International Bond
11.000% due 02/24/2027	TRY	101,400	12,093
12.400% due 03/08/2028		4,600	583

			12,676

Total Turkey (Cost $14,982)			12,876

UKRAINE 0.2%

SOVEREIGN ISSUES 0.2%

Ukraine Government International Bond
6.750% due 06/20/2026	EUR	2,700	3,088

Total Ukraine (Cost $3,427)			3,088

UNITED KINGDOM 1.8%

CORPORATE BONDS & NOTES 0.2%

Ukraine Railways Via Shortline PLC
9.875% due 09/15/2021		$380	387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	58,100	$2,053

			2,440

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.6%

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	7,873	10,128

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (e)		0	326
0.982% due 12/21/2049 •		7,100	9,144
1.682% due 12/21/2049 •		868	1,120
2.182% due 12/21/2049 •		434	558
2.682% due 12/21/2049 •		248	318
3.182% due 12/21/2049 •		248	313

			21,907

Total United Kingdom (Cost $25,003)			24,347

UNITED STATES 20.1%

ASSET-BACKED SECURITIES 5.3%

Asset-Backed Securities Corp. Home Equity Loan Trust
0.318% due 03/25/2036 •		$143	142
0.368% due 12/25/2036 •		3,200	2,778

Countrywide Asset-Backed Certificates
0.338% due 11/25/2037 •		22,872	21,476

Countrywide Asset-Backed Certificates Trust
0.388% due 02/25/2037 •		4,500	4,323
0.898% due 11/25/2035 •		4,320	4,216

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		14	11

Credit-Based Asset Servicing & Securitization Trust
3.371% due 01/25/2037 ^þ		17,173	7,814

Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		1,561	1,257

Fremont Home Loan Trust
0.415% due 08/25/2036 •		2,879	1,293
0.558% due 11/25/2035 •		500	457

GSAA Home Equity Trust
6.002% due 11/25/2036 þ		1,355	765

GSAMP Trust
0.238% due 01/25/2037 •		1,242	914

HSI Asset Securitization Corp. Trust
0.288% due 01/25/2037 •		1,299	1,111

Lehman XS Trust
5.174% due 01/25/2036 ^þ		4,451	4,481

MASTR Asset-Backed Securities Trust
0.368% due 11/25/2036 •		3,569	2,707
0.428% due 05/25/2037 •		1,655	1,271

26	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.913% due 01/25/2035 •		$300	$284

Morgan Stanley Mortgage Loan Trust
1.560% due 11/25/2036 ^•		254	116

Option One Mortgage Loan Trust
0.368% due 04/25/2037 •		822	651
0.368% due 05/25/2037 •		303	225

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.668% due 09/25/2035 •		4,300	3,863

Securitized Asset-Backed Receivables LLC Trust
0.438% due 12/25/2035 •		1,630	1,596

SLM Student Loan Trust
0.097% due 01/25/2040 •	EUR	2,400	2,507

Soundview Home Loan Trust
0.318% due 08/25/2037 •		$855	776

Structured Asset Securities Corp. Mortgage Loan Trust
0.368% due 10/25/2037 •		6,641	4,716

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		954	956

Wells Fargo Home Equity Asset-Backed Securities Trust
0.378% due 04/25/2037 •		459	446
0.468% due 03/25/2037 •		2,000	1,778

			72,930

CORPORATE BONDS & NOTES 11.7%

Continental Resources, Inc.
5.000% due 09/15/2022		137	136

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		400	394
1.503% (US0003M + 1.270%) due 03/28/2022 ~		200	191
2.826% (US0003M + 2.550%) due 01/07/2021 ~		3,500	3,488
3.087% due 01/09/2023		2,700	2,651
3.416% (US0003M + 3.140%) due 01/07/2022 ~		200	198
3.550% due 10/07/2022		1,600	1,587

JPMorgan Chase Bank N.A.
6.375% due 04/17/2042	IDR	104,897,000	6,115
7.500% due 08/18/2032		149,864,000	10,311
9.500% due 07/17/2031		470,385,000	37,204
10.000% due 02/17/2028		77,676,000	6,255
10.500% due 07/19/2038		118,248,000	10,191

Republic of Colombia
1.000% due 05/04/2022	COP	109,217,000	30,468
1.000% due 11/26/2025		107,441,000	30,739
1.000% due 06/30/2032		45,007,100	12,686
1.000% due 10/18/2034		26,900,000	7,656

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Rio Oil Finance Trust
9.250% due 07/06/2024	$460	$502

		160,772

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.1%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	779	722

Banc of America Funding Trust
3.996% due 03/20/2036 ~	53	50

BCAP LLC Trust
0.318% due 01/25/2037 ^•	266	279
3.240% due 05/26/2037 ~	3,485	3,369

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~	73	73
3.696% due 01/25/2035 ~	7	7

Bear Stearns ALT-A Trust
3.127% due 04/25/2037 ~	9,332	8,088
3.251% due 09/25/2035 ^~	18	14
3.411% due 08/25/2036 ^~	365	306

Citigroup Mortgage Loan Trust
2.965% due 07/25/2046 ^~	42	40
3.258% due 04/25/2066 ~	1,944	1,969
3.355% due 09/25/2037 ^~	5,178	4,987
4.023% due 03/25/2034 ~	10	10

CitiMortgage Alternative Loan Trust
0.798% due 10/25/2036 •	1,315	1,038
6.000% due 06/25/2037 ^	85	86

Countrywide Alternative Loan Trust
0.498% due 05/25/2036 ^•	1,976	816

Countrywide Home Loan Mortgage Pass-Through Trust
0.728% due 04/25/2035 •	1,327	1,202
3.231% due 09/25/2047 ^~	27	26
6.500% due 12/25/2037	887	574

Countrywide Home Loan Reperforming REMIC Trust
0.575% due 11/25/2034 •	383	345

Credit Suisse Mortgage Capital Certificates
0.676% due 11/30/2037 ~	1,313	1,197

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	1,928	1,941

GreenPoint Mortgage Funding Trust
0.588% due 06/25/2045 •	130	114

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	289	236

GSR Mortgage Loan Trust
3.055% due 11/25/2035 ^~	74	55

HarborView Mortgage Loan Trust
0.496% due 06/20/2035 •	525	516
3.019% due 10/19/2035 •	428	319
3.424% due 08/19/2036 ^~	8	8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

HomeBanc Mortgage Trust
3.113% due 04/25/2037 ^~	$23	$22

Impac CMB Trust
0.788% due 03/25/2035 •	172	169
5.730% due 01/25/2033 þ	814	861

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 ^•	487	464
0.328% due 02/25/2037 •	895	861
0.788% due 07/25/2045 •	164	146

JPMorgan Mortgage Trust
3.612% due 06/25/2036 ^~	331	287

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	681	684

Lehman XS Trust
0.398% due 08/25/2037 •	2,223	2,137

Luminent Mortgage Trust
0.508% due 12/25/2036 ^•	27	25

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	88	5

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~	12	12

Residential Accredit Loans, Inc. Trust
2.029% due 10/25/2037 ~	1,480	1,344
5.246% due 02/25/2036 ^~	107	89

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•	153	42

Sequoia Mortgage Trust
2.633% due 01/20/2047 ^~	32	25

Structured Adjustable Rate Mortgage Loan Trust
2.419% due 01/25/2035 ^•	43	40
3.744% due 03/25/2036 ^~	64	58

Structured Asset Mortgage Investments Trust
0.448% due 02/25/2037 •	1,777	1,646

SunTrust Adjustable Rate Mortgage Loan Trust
3.042% due 10/25/2037 ^~	1,521	1,386

TBW Mortgage-Backed Trust
6.040% due 01/25/2037 ^þ	1,574	649

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•	534	466

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 05/25/2034 •	321	274
3.032% due 09/25/2036 ^~	65	62
3.083% due 01/25/2037 ^~	72	68
3.181% due 04/25/2037 ^~	45	41
3.371% due 12/25/2036 ^~	45	44
3.682% due 03/25/2036 ~	816	782

Wells Fargo Mortgage-Backed Securities Trust
2.971% due 10/25/2036 ~	1,014	953

		42,029

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 0.0%

Uniform Mortgage-Backed Security
4.000% due 02/01/2049		$115	$123

Total United States (Cost $282,001)			275,854

URUGUAY 0.1%

SOVEREIGN ISSUES 0.1%

Uruguay Monetary Regulation Bill
0.000% due 02/05/2021 (e)	UYU	65,300	1,504

Total Uruguay (Cost $1,647)			1,504

SHORT-TERM INSTRUMENTS 1.9%

REPURCHASE AGREEMENTS (j) 0.4%
			4,881

ARGENTINA TREASURY BILLS 0.0%
33.464% due 10/29/2020 - 01/29/2021 (d)(e)	ARS	43,881	274

EGYPT TREASURY BILLS 0.5%
13.500% due 11/10/2020 (e)(f)	EGP	100,800	6,303

U.S. TREASURY BILLS 1.0%
0.092% due 10/15/2020 - 01/07/2021 (d)(e)(n)		$13,228	13,226

Total Short-Term Instruments (Cost $24,648)			24,684

Total Investments in Securities (Cost $1,894,815)			1,763,776

28	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.1%

SHORT-TERM INSTRUMENTS 2.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.1%

PIMCO Short-Term Floating NAV Portfolio III	2,864,568	$28,248

Total Short-Term Instruments (Cost $28,234)		28,248

Total Investments in Affiliates (Cost $28,234)		28,248

Total Investments 130.3% (Cost $1,923,049)		$1,792,024

Financial Derivative Instruments (l)(m) 1.4% (Cost or Premiums, net $(6,938))		19,697

Other Assets and Liabilities, net (31.7)%		(436,480)

Net Assets 100.0%		$1,375,241

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,881	U.S. Treasury Notes 1.750% due 07/31/2021	$(4,979)	$4,881	$4,881

Total Repurchase Agreements						$(4,979)	$4,881	$4,881

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date			Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BPS	0.300%	09/07/2020	TBD	(2)	CZK	(552,009)	$(23,923)
	0.450	09/10/2020	12/10/2020		PLN	(153,137)	(39,628)
	0.750	12/20/2019	TBD	(2)	HUF	(3,038,702)	(9,837)
	0.750	12/20/2019	TBD	(2)		(863,417)	(2,795)
	0.750	01/09/2020	TBD	(2)		(12,200,147)	(39,670)
	0.750	02/18/2020	TBD	(2)		(1,076,323)	(3,478)
	0.750	02/20/2020	TBD	(2)		(3,769,290)	(12,181)
JML	0.380	09/01/2020	10/05/2020		$	(11,831)	(11,834)
	0.400	09/01/2020	10/05/2020			(5,122)	(5,124)
	0.400	09/14/2020	10/05/2020		CZK	(290,726)	(12,599)
	0.450	07/15/2020	10/05/2020			(68,180)	(2,957)
	0.500	09/25/2020	10/05/2020		$	(29,702)	(29,704)
	0.500	09/30/2020	10/05/2020			(7,580)	(7,581)
	0.550	07/23/2020	10/05/2020			(17,612)	(17,631)
	0.550	08/27/2020	10/05/2020			(3,339)	(3,343)
	0.550	09/09/2020	10/05/2020			(624)	(625)
	0.550	09/30/2020	10/05/2020			(3,961)	(3,965)
	0.600	09/14/2020	10/05/2020			(31,769)	(31,778)
	4.550	08/27/2020	10/05/2020		MXN	(122,127)	(5,547)
	4.550	09/25/2020	10/05/2020			(392,213)	(17,751)
MBC	0.750	08/19/2020	TBD	(2)	HUF	(1,282,575)	(4,142)
SCX	0.500	07/29/2020	TBD	(2)	$	(41,357)	(41,394)
	0.500	08/26/2020	TBD	(2)		(676)	(676)
	0.500	09/30/2020	TBD	(2)		(18,669)	(18,686)
	0.550	07/28/2020	TBD	(2)		(19,477)	(19,497)
	0.550	07/29/2020	TBD	(2)		(5,663)	(5,669)
	0.550	08/26/2020	TBD	(2)		(9,750)	(9,759)

Total Reverse Repurchase Agreements							$(381,774)

30	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(131,512)	$0	$(131,512)	$136,681	$5,169
FICC	4,881	0	0	4,881	(4,979)	(98)
JML	0	(150,439)	0	(150,439)	142,590	(7,849)
MBC	0	(4,142)	0	(4,142)	4,795	653
SCX	0	(95,681)	0	(95,681)	195,484	99,803

Total Borrowings and Other Financing Transactions	$4,881	$(381,774)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$(150,440)	$(39,628)	$(191,706)	$(381,774)

Total Borrowings	$0	$(150,440)	$(39,628)	$(191,706)	$(381,774)

Payable for reverse repurchase agreements					$(381,774)

(k)	Securities with an aggregate market value of $478,928 and cash of $2,133 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(403,650) at a weighted average interest rate of 1.095%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.570%	$600	$(17)	$18	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070	1,700	(81)	77	(4)	1	0

						$(98)	$95	$(3)	$1	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	1.955%	Maturity	12/01/2020	BRL	2,877,700	$0	$(28)	$(28)	$0	$(16)
Pay	1-Year BRL-CDI	1.970	Maturity	12/01/2020		2,877,700	0	53	53	16	0
Receive	1-Year BRL-CDI	4.500	Maturity	01/04/2021		587,500	55	(1,694)	(1,639)	0	(3)
Pay	1-Year BRL-CDI	5.000	Maturity	01/04/2021		488,900	699	1,121	1,820	2	0
Pay	1-Year BRL-CDI	6.885	Maturity	01/04/2021		161,600	0	1,296	1,296	1	0
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		289,200	0	(2,350)	(2,350)	0	(1)
Receive	1-Year BRL-CDI	6.983	Maturity	01/04/2021		178,900	0	(1,519)	(1,519)	0	(1)
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		270,200	26	2,276	2,302	1	0
Pay	1-Year BRL-CDI	7.095	Maturity	01/04/2021		287,300	0	2,523	2,523	1	0
Pay	1-Year BRL-CDI	7.184	Maturity	01/04/2021		139,400	0	1,270	1,270	0	0
Receive	1-Year BRL-CDI	7.190	Maturity	01/04/2021		409,500	(1,979)	(1,757)	(3,736)	0	(1)
Pay	1-Year BRL-CDI	7.220	Maturity	01/04/2021		244,600	0	2,254	2,254	1	0
Receive	1-Year BRL-CDI	7.255	Maturity	01/04/2021		259,200	0	(2,372)	(2,372)	0	(1)
Receive	1-Year BRL-CDI	7.290	Maturity	01/04/2021		535,900	0	(4,957)	(4,957)	0	(2)
Pay	1-Year BRL-CDI	7.830	Maturity	01/04/2021		642,700	8	7,380	7,388	1	0
Pay	1-Year BRL-CDI	8.190	Maturity	01/04/2021		122,400	0	1,782	1,782	0	0
Receive	1-Year BRL-CDI	8.790	Maturity	01/04/2021		296,300	(1,233)	(3,391)	(4,624)	0	0
Pay	1-Year BRL-CDI	11.350	Maturity	01/04/2021		57,400	(4)	1,756	1,752	0	0
Pay	1-Year BRL-CDI	2.700	Maturity	01/03/2022		276,200	25	(157)	(132)	77	0
Receive	1-Year BRL-CDI	3.055	Maturity	01/03/2022		31,800	(15)	(4)	(19)	0	(9)
Pay	1-Year BRL-CDI	3.100	Maturity	01/03/2022		747,000	126	17	143	208	0
Pay	1-Year BRL-CDI	3.125	Maturity	01/03/2022		161,100	0	38	38	45	0
Pay	1-Year BRL-CDI	3.130	Maturity	01/03/2022		167,000	0	41	41	47	0
Pay	1-Year BRL-CDI	3.170	Maturity	01/03/2022		227,400	0	75	75	63	0
Receive	1-Year BRL-CDI	3.990	Maturity	01/03/2022		134,800	(365)	(66)	(431)	0	(37)
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022		363,700	(912)	(271)	(1,183)	0	(99)
Pay	1-Year BRL-CDI	4.460	Maturity	01/03/2022		5,200	(6)	30	24	1	0
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022		207,200	18	957	975	56	0
Receive	1-Year BRL-CDI	5.650	Maturity	01/03/2022		99,700	0	(869)	(869)	0	(26)
Pay	1-Year BRL-CDI	6.260	Maturity	01/03/2022		85,700	(1)	937	936	22	0
Pay	1-Year BRL-CDI	7.420	Maturity	01/03/2022		191,600	993	1,973	2,966	48	0
Pay	1-Year BRL-CDI	4.020	Maturity	01/02/2023		95,900	0	(128)	(128)	53	0
Pay	1-Year BRL-CDI	4.030	Maturity	01/02/2023		130,200	0	(170)	(170)	72	0
Pay	1-Year BRL-CDI	4.038	Maturity	01/02/2023		31,800	0	(41)	(41)	18	0
Receive	1-Year BRL-CDI	4.045	Maturity	01/02/2023		400,900	(123)	291	168	0	(221)
Pay	1-Year BRL-CDI	4.070	Maturity	01/02/2023		113,900	0	(132)	(132)	63	0
Pay	1-Year BRL-CDI	4.100	Maturity	01/02/2023		192,600	6	(181)	(175)	107	0
Receive	1-Year BRL-CDI	4.605	Maturity	01/02/2023		100,000	0	(56)	(56)	0	(55)
Receive	1-Year BRL-CDI	4.640	Maturity	01/02/2023		136,400	0	(94)	(94)	0	(74)
Pay	1-Year BRL-CDI	4.808	Maturity	01/02/2023		96,700	0	304	304	51	0
Pay	1-Year BRL-CDI	4.950	Maturity	01/02/2023		113,000	0	425	425	60	0
Pay	1-Year BRL-CDI	5.000	Maturity	01/02/2023		82,600	111	220	331	43	0
Receive	1-Year BRL-CDI	5.150	Maturity	01/02/2023		336,800	(1,424)	(121)	(1,545)	0	(176)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		175,800	(1)	853	852	92	0
Receive	1-Year BRL-CDI	5.350	Maturity	01/02/2023		38,300	(203)	(5)	(208)	0	(20)
Receive	1-Year BRL-CDI	5.360	Maturity	01/02/2023		3,300	(19)	(1)	(20)	0	(2)
Receive	1-Year BRL-CDI	5.440	Maturity	01/02/2023		56,200	(39)	(316)	(355)	0	(29)
Pay	1-Year BRL-CDI	5.745	Maturity	01/02/2023		76,400	0	574	574	39	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023		9,800	0	75	75	5	0
Pay	1-Year BRL-CDI	5.920	Maturity	01/02/2023		69,300	418	167	585	35	0
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2023		50,600	75	441	516	25	0
Receive	1-Year BRL-CDI	6.335	Maturity	01/02/2023		65,600	(137)	(560)	(697)	0	(32)
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		149,500	681	1,156	1,837	72	0
Pay	1-Year BRL-CDI	9.020	Maturity	01/02/2023		51,100	(2)	1,429	1,427	20	0
Receive	1-Year BRL-CDI	10.100	Maturity	01/02/2023		27,200	0	(880)	(880)	0	(10)
Receive	1-Year BRL-CDI	4.720	Maturity	01/02/2024		44,000	20	130	150	0	(26)
Pay	1-Year BRL-CDI	4.870	Maturity	01/02/2024		244,300	57	(663)	(606)	144	0
Receive	1-Year BRL-CDI	5.100	Maturity	01/02/2024		119,100	57	161	218	0	(70)
Receive	1-Year BRL-CDI	5.160	Maturity	01/02/2024		171,600	0	277	277	0	(100)
Pay	1-Year BRL-CDI	5.680	Maturity	01/02/2024		182,700	1,058	(520)	538	102	0

32	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.710%	Maturity	01/02/2025	BRL	37,800	$0	$(46)	$(46)	$26	$0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	26	26	20	0
Pay	1-Year BRL-CDI	6.030	Maturity	01/02/2025		19,400	1	28	29	13	0
Receive	1-Year BRL-CDI	6.050	Maturity	01/02/2025		140,500	692	(854)	(162)	0	(94)
Pay	1-Year BRL-CDI	6.230	Maturity	01/02/2025		101,500	0	280	280	67	0
Pay	1-Year BRL-CDI	6.710	Maturity	01/02/2025		116,700	(103)	844	741	74	0
Receive	1-Year BRL-CDI	6.810	Maturity	01/02/2025		238,100	43	(1,708)	(1,665)	0	(150)
Pay	1-Year BRL-CDI	7.190	Maturity	01/02/2025		78,000	0	612	612	49	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		113,000	8	1,310	1,318	67	0
Pay	1-Year BRL-CDI	10.330	Maturity	01/02/2025		150,300	86	5,191	5,277	64	0
Receive	1-Year BRL-CDI	10.685	Maturity	01/02/2025		137,000	0	(4,749)	(4,749)	0	(59)
Receive	1-Year BRL-CDI	6.020	Maturity	01/04/2027		20,300	0	161	161	0	(20)
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		68,100	(41)	(334)	(375)	63	0
Receive	1-Year BRL-CDI	6.180	Maturity	01/04/2027		32,800	39	131	170	0	(30)
Receive	1-Year BRL-CDI	6.245	Maturity	01/04/2027		130,200	(120)	899	779	0	(122)
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	108	108	0	(22)
Pay	1-Year BRL-CDI	6.450	Maturity	01/04/2027		114,200	(954)	602	(352)	102	0
Receive	1-Year BRL-CDI	6.500	Maturity	01/04/2027		44,500	0	171	171	0	(40)
Receive	1-Year BRL-CDI	6.510	Maturity	01/04/2027		86,200	0	226	226	0	(76)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		35,000	(153)	212	59	0	(31)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		18,600	0	45	45	0	(16)
Receive	1-Year BRL-CDI	6.550	Maturity	01/04/2027		51,800	0	99	99	0	(45)
Pay	1-Year BRL-CDI	6.950	Maturity	01/04/2027		13,000	5	21	26	11	0
Pay	1-Year BRL-CDI	6.990	Maturity	01/04/2027		58,900	0	138	138	48	0
Pay	1-Year BRL-CDI	7.115	Maturity	01/04/2027		60,400	0	197	197	48	0
Receive	1-Year BRL-CDI	7.170	Maturity	01/04/2027		104,600	3	(408)	(405)	0	(82)
Pay	1-Year BRL-CDI	7.305	Maturity	01/04/2027		28,000	0	133	133	22	0
Pay	1-Year BRL-CDI	7.650	Maturity	01/04/2027		23,000	0	134	134	17	0
Pay	1-Year BRL-CDI	7.800	Maturity	01/04/2027		18,000	25	135	160	13	0
Receive	1-Year BRL-CDI	8.635	Maturity	01/04/2027		61,100	0	(934)	(934)	0	(38)
Pay	1-Year BRL-CDI	8.640	Maturity	01/04/2027		131,800	443	1,577	2,020	81	0
Pay	1-Year BRL-CDI	9.600	Maturity	01/04/2027		70,800	(4)	1,799	1,795	33	0
Receive	1-Year BRL-CDI	10.300	Maturity	01/04/2027		129,700	7	(3,701)	(3,694)	0	(54)
Pay	3-Month CNY-CNREPOFIX	1.955	Quarterly	09/16/2025	CNY	61,600	(152)	(144)	(296)	0	(5)
Pay(5)	3-Month CNY-CNREPOFIX	2.620	Quarterly	12/16/2025		41,900	(17)	0	(17)	0	(4)
Pay	3-Month COP-IBR Compounded-OIS	2.080	Quarterly	05/04/2022	COP	92,000,000	0	49	49	0	0
Receive	3-Month COP-IBR Compounded-OIS	2.720	Quarterly	05/04/2022		174,765,000	(194)	(392)	(586)	0	0
Receive	3-Month COP-IBR Compounded-OIS	2.148	Quarterly	09/25/2022		42,943,000	0	(15)	(15)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	4.360	Quarterly	03/30/2025		14,823,000	0	(220)	(220)	0	(25)
Receive	3-Month COP-IBR Compounded-OIS	4.030	Quarterly	06/19/2027		12,067,300	0	(75)	(75)	0	(8)
Receive	3-Month COP-IBR Compounded-OIS	3.975	Quarterly	06/23/2027		11,131,100	0	(59)	(59)	0	(7)
Pay	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	07/29/2030		44,073,000	0	93	93	71	0
Pay	3-Month CZK-PRIBOR	2.261	Annual	10/22/2020	CZK	2,306,000	0	2,215	2,215	5	0
Receive	3-Month PLN-WIBOR	1.706	Annual	10/22/2020	PLN	387,800	0	(1,653)	(1,653)	0	(4)
Receive	3-Month PLN-WIBOR	0.481	Annual	08/06/2025		47,600	0	(2)	(2)	2	0
Pay	3-Month PLN-WIBOR	0.565	Annual	08/14/2025		70,600	0	76	76	0	(3)
Receive	3-Month PLN-WIBOR	0.935	Annual	08/14/2030		35,800	0	(29)	(29)	0	0
Pay(5)	3-Month PLN-WIBOR	0.911	Annual	10/02/2030		24,200	0	0	0	0	0
Pay	3-Month ZAR-JIBAR	7.020	Quarterly	07/26/2023	ZAR	16,200	0	86	86	2	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	09/19/2023		229,900	(254)	1,532	1,278	29	0
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2024		31,400	8	241	249	5	0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	03/20/2024		290,400	(75)	(1,935)	(2,010)	0	(43)
Receive	3-Month ZAR-JIBAR	7.600	Quarterly	06/19/2024		230,100	(197)	(1,370)	(1,567)	0	(37)
Pay	3-Month ZAR-JIBAR	5.255	Quarterly	07/09/2025		162,400	9	187	196	34	0
Receive	3-Month ZAR-JIBAR	4.970	Quarterly	07/21/2025		117,400	0	(43)	(43)	0	(24)
Receive	3-Month ZAR-JIBAR	4.980	Quarterly	07/21/2025		219,400	0	(87)	(87)	0	(46)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month ZAR-JIBAR	7.470%	Quarterly	07/26/2026	ZAR	58,070	$0	$390	$390	$13	$0
Receive	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		14,200	3	(80)	(77)	0	(2)
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		70,800	0	(189)	(189)	0	(9)
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		70,700	0	(198)	(198)	0	(9)
Receive	6-Month CLP-CHILIBOR	1.870	Semi-Annual	01/14/2022	CLP	21,088,100	0	(554)	(554)	0	(5)
Receive	6-Month CLP-CHILIBOR	1.875	Semi-Annual	01/14/2022		22,465,100	0	(594)	(594)	0	(5)
Receive	6-Month CLP-CHILIBOR	0.524	Semi-Annual	07/03/2022		39,624,300	0	50	50	0	(7)
Receive	6-Month CLP-CHILIBOR	0.513	Semi-Annual	07/09/2022		22,136,000	0	37	37	0	(4)
Receive	6-Month CLP-CHILIBOR	0.525	Semi-Annual	07/09/2022		8,854,000	0	12	12	0	(2)
Pay	6-Month CLP-CHILIBOR	0.520	Semi-Annual	08/10/2022		7,547,000	0	(14)	(14)	1	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		3,590,550	6	(146)	(140)	0	0
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	09/11/2023		12,688,800	0	(554)	(554)	0	(1)
Receive	6-Month CLP-CHILIBOR	1.340	Semi-Annual	05/05/2024		10,939,200	0	(271)	(271)	1	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		6,691,000	0	(613)	(613)	2	0
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		6,788,000	0	(624)	(624)	2	0
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		5,363,000	0	(507)	(507)	2	0
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		5,495,000	0	(524)	(524)	2	0
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		5,551,000	0	570	570	0	(2)
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		18,107,800	0	1,538	1,538	0	(7)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		10,950,000	0	838	838	0	(5)
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		424,000	0	32	32	0	0
Receive	6-Month CLP-CHILIBOR	1.020	Semi-Annual	03/01/2025		2,779,000	0	14	14	1	0
Receive	6-Month CLP-CHILIBOR	1.025	Semi-Annual	03/01/2025		2,895,000	0	14	14	1	0
Receive	6-Month CLP-CHILIBOR	1.030	Semi-Annual	03/01/2025		3,709,000	0	16	16	2	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		5,462,900	0	(259)	(259)	3	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		2,731,300	0	(130)	(130)	1	0
Receive	6-Month CLP-CHILIBOR	1.840	Semi-Annual	03/13/2025		3,911,000	0	(163)	(163)	2	0
Pay	6-Month CLP-CHILIBOR	1.150	Semi-Annual	07/24/2025		8,009,500	0	(26)	(26)	0	(5)
Pay	6-Month CLP-CHILIBOR	2.580	Semi-Annual	02/05/2026		4,380,000	0	378	378	0	(1)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		521,000	0	(45)	(45)	0	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		617,300	0	27	27	0	0
Receive	6-Month CLP-CHILIBOR	2.320	Semi-Annual	08/30/2026		1,629,900	0	(101)	(101)	0	(1)
Receive	6-Month CLP-CHILIBOR	2.335	Semi-Annual	09/03/2026		2,933,200	0	(185)	(185)	0	(2)
Receive	6-Month CLP-CHILIBOR	2.300	Semi-Annual	09/05/2026		5,884,100	0	(356)	(356)	0	(4)
Pay	6-Month CLP-CHILIBOR	2.665	Semi-Annual	01/07/2027		5,000,000	0	455	455	4	0
Pay	6-Month CLP-CHILIBOR	2.680	Semi-Annual	01/22/2027		6,630,000	0	602	602	5	0
Pay	6-Month CLP-CHILIBOR	1.684	Semi-Annual	06/04/2027		11,074,300	0	31	31	7	0
Pay	6-Month CLP-CHILIBOR	1.715	Semi-Annual	06/04/2027		2,208,900	0	12	12	1	0
Receive	6-Month CLP-CHILIBOR	2.260	Semi-Annual	09/10/2027		9,763,700	0	(428)	(428)	0	(5)
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		9,917,400	0	(1,227)	(1,227)	0	(34)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		1,423,000	0	156	156	5	0
Pay	6-Month CLP-CHILIBOR	2.080	Semi-Annual	06/01/2030		2,187,000	0	(32)	(32)	7	0
Pay	6-Month CLP-CHILIBOR	2.110	Semi-Annual	06/01/2030		825,000	0	(10)	(10)	3	0
Pay	6-Month CLP-CHILIBOR	2.105	Semi-Annual	07/13/2030		4,000,000	0	(65)	(65)	11	0
Receive	6-Month CZK-PRIBOR	2.250	Annual	06/19/2021	CZK	476,900	(9)	(394)	(403)	0	(1)
Receive	6-Month CZK-PRIBOR	2.255	Annual	01/15/2023		692,200	0	(1,741)	(1,741)	0	0
Pay	6-Month CZK-PRIBOR	2.250	Annual	12/19/2023		1,055,200	(403)	3,789	3,386	0	(1)
Receive	6-Month CZK-PRIBOR	2.465	Annual	12/19/2023		1,012,700	0	(3,630)	(3,630)	1	0
Pay	6-Month CZK-PRIBOR	1.781	Annual	02/04/2024		638,200	0	1,511	1,511	0	0
Pay	6-Month CZK-PRIBOR	1.941	Annual	02/21/2025		340,000	12	1,058	1,070	5	0
Receive	6-Month CZK-PRIBOR	0.690	Annual	03/31/2025		326,700	0	(131)	(131)	0	(5)
Pay	6-Month CZK-PRIBOR	0.915	Annual	09/01/2025		47,200	0	34	34	1	0
Receive	6-Month CZK-PRIBOR	0.765	Annual	04/07/2026		50,700	0	(16)	(16)	0	(1)
Pay	6-Month CZK-PRIBOR	1.890	Annual	01/15/2030		49,600	0	247	247	2	0
Pay	6-Month CZK-PRIBOR	1.477	Annual	02/04/2030		233,600	0	744	744	5	0
Receive	6-Month CZK-PRIBOR	0.929	Annual	03/13/2030		85,500	0	(69)	(69)	0	(1)
Receive	6-Month CZK-PRIBOR	0.650	Annual	03/31/2030		73,800	64	(34)	30	0	0
Receive	6-Month CZK-PRIBOR	0.800	Annual	05/11/2030		181,100	0	0	0	0	(1)
Pay	6-Month HUF-BBR	0.950	Annual	03/02/2022	HUF	7,700,000	104	(6)	98	4	0
Pay	6-Month HUF-BBR	0.840	Annual	08/18/2022		8,293,800	(1)	(119)	(120)	6	0
Pay	6-Month HUF-BBR	0.960	Annual	03/05/2023		2,993,000	0	5	5	3	0
Pay	6-Month HUF-BBR	1.500	Annual	06/19/2024		5,305,100	(165)	324	159	12	0
Receive	6-Month HUF-BBR	0.980	Annual	07/23/2024		7,961,000	0	273	273	0	(21)

34	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month HUF-BBR	0.710%	Annual	03/31/2025	HUF	2,281,500	$0	$172	$172	$0	$(9)
Receive	6-Month HUF-BBR	1.100	Annual	04/03/2025		1,176,900	0	27	27	0	(5)
Receive	6-Month HUF-BBR	1.155	Annual	04/03/2025		1,682,600	0	23	23	0	(7)
Receive	6-Month HUF-BBR	0.825	Annual	08/06/2025		3,700,000	0	288	288	0	(15)
Pay	6-Month HUF-BBR	1.243	Annual	09/08/2025		4,421,600	(10)	(59)	(69)	20	0
Pay	6-Month PLN-WIBOR	1.833	Annual	02/05/2022	PLN	100,300	0	865	865	3	0
Receive	6-Month PLN-WIBOR	1.942	Annual	03/20/2024		6,600	(8)	(105)	(113)	0	(1)
Receive	6-Month PLN-WIBOR	2.250	Annual	03/20/2024		2,700	(13)	(42)	(55)	0	0
Receive	6-Month PLN-WIBOR	1.834	Annual	07/03/2024		50,900	0	(774)	(774)	0	(4)
Pay	6-Month PLN-WIBOR	1.860	Annual	11/12/2024		33,900	29	610	639	2	0
Pay	6-Month PLN-WIBOR	1.540	Annual	03/02/2025		145,600	251	1,900	2,151	2	0
Receive	6-Month PLN-WIBOR	0.655	Annual	05/21/2025		62,000	0	(131)	(131)	2	0
Receive	6-Month PLN-WIBOR	1.490	Annual	08/29/2029		58,100	10	(871)	(861)	0	(10)
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030		37,800	0	(96)	(96)	0	(2)
Receive	28-Day MXN-TIIE	6.765	Lunar	09/20/2021	MXN	454,700	0	(469)	(469)	0	(1)
Receive	28-Day MXN-TIIE	6.650	Lunar	09/22/2021		943,200	0	(924)	(924)	0	(2)
Pay	28-Day MXN-TIIE	6.575	Lunar	12/09/2021		105,200	0	122	122	0	0
Receive	28-Day MXN-TIIE	6.740	Lunar	12/09/2021		105,200	0	(131)	(131)	0	(1)
Pay	28-Day MXN-TIIE	6.475	Lunar	06/09/2022		85,000	0	132	132	1	0
Receive	28-Day MXN-TIIE	6.658	Lunar	06/09/2022		101,100	0	(172)	(172)	0	(2)
Pay(5)	28-Day MXN-TIIE	4.515	Lunar	08/17/2022		142,000	0	0	0	2	0
Pay(5)	28-Day MXN-TIIE	4.700	Lunar	08/25/2022		617,600	0	47	47	10	0
Pay	28-Day MXN-TIIE	7.830	Lunar	12/15/2022		959,200	87	2,985	3,072	18	0
Pay	28-Day MXN-TIIE	7.856	Lunar	12/15/2022		521,600	0	1,684	1,684	10	0
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		76,500	0	248	248	2	0
Pay	28-Day MXN-TIIE	7.880	Lunar	12/27/2022		226,200	127	633	760	4	0
Pay	28-Day MXN-TIIE	5.000	Lunar	02/22/2023		407,600	(2,284)	2,473	189	7	0
Pay	28-Day MXN-TIIE	5.500	Lunar	02/22/2023		434,400	(1,869)	2,303	434	7	0
Pay	28-Day MXN-TIIE	7.650	Lunar	02/24/2023		1,161,000	0	3,828	3,828	23	0
Pay	28-Day MXN-TIIE	7.150	Lunar	03/17/2023		1,033,400	0	2,931	2,931	20	0
Receive	28-Day MXN-TIIE	7.730	Lunar	03/23/2023		8,600	0	(30)	(30)	0	0
Receive	28-Day MXN-TIIE	7.720	Lunar	03/24/2023		3,789,000	0	(13,102)	(13,102)	0	(77)
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		538,600	0	757	757	10	0
Pay	28-Day MXN-TIIE	8.910	Lunar	11/15/2023		968,800	0	5,500	5,500	26	0
Pay	28-Day MXN-TIIE	8.818	Lunar	11/16/2023		1,798,700	0	9,985	9,985	47	0
Pay	28-Day MXN-TIIE	8.980	Lunar	11/23/2023		1,578,600	0	9,335	9,335	42	0
Receive	28-Day MXN-TIIE	7.910	Lunar	12/07/2023		339,200	0	(1,498)	(1,498)	0	(9)
Pay	28-Day MXN-TIIE	7.920	Lunar	12/28/2023		353,900	206	1,393	1,599	9	0
Receive	28-Day MXN-TIIE	8.325	Lunar	02/08/2024		700,000	0	(3,608)	(3,608)	0	(20)
Receive	28-Day MXN-TIIE	7.865	Lunar	05/13/2024		784,500	(72)	(3,693)	(3,765)	0	(24)
Receive	28-Day MXN-TIIE	7.690	Lunar	05/22/2024		230,000	0	(1,037)	(1,037)	0	(7)
Pay	28-Day MXN-TIIE	4.870	Lunar	06/17/2024		1,179,700	0	115	115	33	0
Pay	28-Day MXN-TIIE	4.715	Lunar	06/24/2024		57,000	0	(9)	(9)	2	0
Pay	28-Day MXN-TIIE	4.695	Lunar	06/25/2024		286,500	0	(54)	(54)	8	0
Pay	28-Day MXN-TIIE	4.610	Lunar	06/27/2024		360,100	0	(118)	(118)	10	0
Receive	28-Day MXN-TIIE	7.180	Lunar	06/27/2024		1,091,200	0	(4,092)	(4,092)	0	(35)
Pay	28-Day MXN-TIIE	6.513	Lunar	09/26/2024		387,000	0	1,090	1,090	13	0
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		356,400	(1)	1,060	1,059	13	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		329,600	3	999	1,002	12	0
Pay	28-Day MXN-TIIE	6.600	Lunar	01/13/2025		186,200	0	557	557	7	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		591,700	(242)	(1,563)	(1,805)	0	(22)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		371,900	0	1,071	1,071	14	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		34,200	0	92	92	1	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		966,000	0	(3,430)	(3,430)	0	(37)
Pay	28-Day MXN-TIIE	5.080	Lunar	06/16/2025		121,900	0	15	15	5	0
Receive	28-Day MXN-TIIE	4.830	Lunar	07/22/2025		430,400	(2)	180	178	0	(17)
Receive	28-Day MXN-TIIE	4.835	Lunar	07/24/2025		49,400	0	20	20	0	(2)
Pay	28-Day MXN-TIIE	4.970	Lunar	08/08/2025		141,000	0	(21)	(21)	6	0
Pay	28-Day MXN-TIIE	4.917	Lunar	08/11/2025		115,500	(5)	(26)	(31)	5	0
Pay	28-Day MXN-TIIE	4.980	Lunar	08/12/2025		113,600	0	(16)	(16)	5	0
Pay	28-Day MXN-TIIE	7.990	Lunar	03/16/2028		4,000	0	29	29	0	0
Pay	28-Day MXN-TIIE	7.977	Lunar	03/17/2028		2,253,100	0	15,985	15,985	160	0
Receive	28-Day MXN-TIIE	9.210	Lunar	11/08/2028		400,200	(135)	(4,271)	(4,406)	0	(31)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	9.100%	Lunar	11/09/2028	MXN	1,090,200	$0	$(11,630)	$(11,630)	$0	$(85)
Receive	28-Day MXN-TIIE	9.330	Lunar	11/16/2028		1,103,300	0	(12,699)	(12,699)	0	(86)
Pay	28-Day MXN-TIIE	8.483	Lunar	01/17/2029		415,000	0	3,703	3,703	33	0
Pay	28-Day MXN-TIIE	8.493	Lunar	01/17/2029		196,950	0	1,764	1,764	15	0
Receive	28-Day MXN-TIIE	8.110	Lunar	05/03/2029		542,200	7	(4,268)	(4,261)	0	(43)
Pay	28-Day MXN-TIIE	8.135	Lunar	05/07/2029		181,800	0	1,441	1,441	14	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/04/2029		80,500	0	519	519	6	0
Receive	28-Day MXN-TIIE	6.845	Lunar	11/02/2029		215,800	0	(792)	(792)	0	(17)
Receive	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		25,600	0	(92)	(92)	0	(2)
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		257,800	0	(743)	(743)	0	(20)
Pay	28-Day MXN-TIIE	7.210	Lunar	02/28/2030		120,300	0	585	585	9	0
Pay	28-Day MXN-TIIE	7.220	Lunar	02/28/2030		117,600	0	575	575	9	0
Receive	28-Day MXN-TIIE	7.750	Lunar	03/08/2030		387,800	0	(2,635)	(2,635)	0	(30)
Receive	28-Day MXN-TIIE	6.288	Lunar	04/25/2030		324,500	(119)	(415)	(534)	0	(24)
Receive	28-Day MXN-TIIE	6.040	Lunar	05/02/2030		61,800	0	(51)	(51)	0	(5)
Receive	28-Day MXN-TIIE	6.060	Lunar	05/16/2030		32,300	0	(27)	(27)	0	(2)
Receive	28-Day MXN-TIIE	5.940	Lunar	05/23/2030		54,300	0	(22)	(22)	0	(4)
Receive	28-Day MXN-TIIE	6.095	Lunar	05/29/2030		30,800	0	(29)	(29)	0	(2)
Receive	28-Day MXN-TIIE	5.893	Lunar	06/05/2030		176,800	0	(45)	(45)	0	(13)
Pay	28-Day MXN-TIIE	5.885	Lunar	06/07/2030		279,600	0	62	62	20	0
Pay	28-Day MXN-TIIE	5.870	Lunar	06/12/2030		116,000	0	18	18	8	0
Pay	28-Day MXN-TIIE	5.865	Lunar	06/13/2030		251,300	0	34	34	18	0
Receive	28-Day MXN-TIIE	5.590	Lunar	07/03/2030		95,900	0	81	81	0	(7)
Receive	28-Day MXN-TIIE	5.610	Lunar	07/03/2030		265,500	(1)	208	207	0	(19)
Pay	28-Day MXN-TIIE	8.320	Lunar	01/07/2032		525,400	360	4,347	4,707	18	0
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		26,800	0	(224)	(224)	0	(1)
Pay	28-Day MXN-TIIE	7.890	Lunar	05/27/2039		434,200	0	3,153	3,153	11	0
Pay	28-Day MXN-TIIE	7.675	Lunar	06/09/2039		421,800	0	2,566	2,566	12	0
Pay	28-Day MXN-TIIE	7.625	Lunar	07/12/2039		124,000	0	720	720	4	0
Pay	28-Day MXN-TIIE	7.640	Lunar	07/13/2039		106,600	0	627	627	3	0
Pay	28-Day MXN-TIIE	7.127	Lunar	08/10/2039		132,900	0	424	424	5	0
Receive	28-Day MXN-TIIE	7.210	Lunar	10/28/2039		40,000	0	(145)	(145)	0	(1)
Receive	28-Day MXN-TIIE	7.253	Lunar	10/28/2039		80,000	0	(308)	(308)	0	(3)
Receive	28-Day MXN-TIIE	7.180	Lunar	10/31/2039		94,900	0	(328)	(328)	0	(3)
Receive	28-Day MXN-TIIE	7.200	Lunar	10/31/2039		82,300	0	(293)	(293)	0	(3)
Receive	28-Day MXN-TIIE	7.065	Lunar	12/26/2039		95,600	0	(271)	(271)	0	(4)
Pay	28-Day MXN-TIIE	7.990	Lunar	02/17/2040		69,200	0	536	536	2	0
Pay	28-Day MXN-TIIE	8.300	Lunar	02/17/2040		286,700	0	2,691	2,691	6	0
Receive	28-Day MXN-TIIE	6.623	Lunar	05/17/2040		66,500	0	(33)	(33)	0	(3)
Receive	28-Day MXN-TIIE	6.435	Lunar	05/18/2040		14,500	0	7	7	0	(1)
Receive	28-Day MXN-TIIE	6.463	Lunar	05/18/2040		79,400	0	29	29	0	(4)
Receive	28-Day MXN-TIIE	6.500	Lunar	05/25/2040		181,500	0	33	33	0	(9)
Receive	28-Day MXN-TIIE	6.480	Lunar	05/28/2040		406,000	0	121	121	0	(20)
Receive	28-Day MXN-TIIE	6.545	Lunar	05/30/2040		74,600	0	(3)	(3)	0	(4)
Receive	28-Day MXN-TIIE	6.540	Lunar	05/31/2040		164,600	0	(3)	(3)	0	(8)
Receive	28-Day MXN-TIIE	6.430	Lunar	06/04/2040		17,000	0	10	10	0	(1)
Receive	28-Day MXN-TIIE	6.380	Lunar	06/05/2040		85,800	0	73	73	0	(4)
Receive	28-Day MXN-TIIE	6.260	Lunar	06/07/2040		101,100	0	152	152	0	(5)

							$(6,995)	$27,436	$20,441	$3,426	$(3,011)

Total Swap Agreements							$(7,093)	$27,531	$20,438	$3,427	$(3,011)

36	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$3,427	$3,427	$0	$0	$(3,011)	$(3,011)

Cash of $13,071 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2020	$		29		THB	923	$0	$0
BOA	10/2020		HUF	1,713,210	$		5,794	268	0
	10/2020		RUB	355,009			4,476	0	(89)
	10/2020		TRY	36,675			4,803	83	0
	10/2020	$		4,866		CLP	3,675,776	0	(183)
	10/2020			1,140		HUF	353,371	0	(1)
	10/2020			4,599		RUB	352,329	0	(69)
	11/2020		AUD	200	$		143	0	0
	11/2020	$		2,104		EUR	1,774	0	(22)
	11/2020			3,297		ZAR	55,193	0	(18)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2020		CNH	3,849	$		553	$0	$(12)
	12/2020		MYR	29,338			7,023	0	(23)
	12/2020		PHP	279,991			5,668	0	(94)
	12/2020	$		5,713		MYR	23,925	33	0
BPS	10/2020		RUB	658,904	$		9,228	758	0
	10/2020	$		9,810		CZK	221,064	0	(231)
	10/2020			8,058		HUF	2,520,827	72	0
	11/2020			29,197		PLN	109,995	0	(738)
	12/2020		KRW	221,449	$		187	0	(3)
	12/2020		MXN	53,529			2,401	0	(1)
	12/2020	$		6,708		CNH	46,045	50	0
	12/2020			1,712		COP	6,514,160	0	(16)
	12/2020			4,232		IDR	63,642,465	18	(4)
	12/2020			6,224		MYR	26,014	24	0
	12/2020			50,944		THB	1,580,195	0	(1,081)
BRC	10/2020			2,606		HUF	774,382	0	(109)
	10/2020			38,580		MXN	840,454	0	(654)
	11/2020		EUR	3,136	$		3,712	31	0
	11/2020		RON	4,876			1,169	0	0
	11/2020	$		4,475		EUR	3,768	0	(53)
	12/2020		MYR	14,842	$		3,567	2	0
	12/2020	$		4,624		MYR	19,254	1	0
	02/2021			5,055		CZK	110,882	0	(242)
BSH	10/2020		CLP	10,128,948	$		12,959	54	0
	09/2021	$		737		UYU	33,499	2	0
CBK	10/2020		BRL	103,943	$		18,516	82	(75)
	10/2020		MXN	2,411,319			108,740	0	(72)
	10/2020		PEN	204,162			57,746	1,092	0
	10/2020		RUB	106,302			1,478	111	0
	10/2020	$		18,659		BRL	103,943	0	(151)
	10/2020			2,485		CLP	1,925,925	0	(31)
	10/2020			7,350		CNH	49,969	8	0
	10/2020			914		CZK	20,696	0	(18)
	10/2020			9,360		MXN	217,913	490	0
	10/2020			24,994		PEN	88,663	0	(390)
	10/2020			2,338		RUB	174,277	0	(97)
	10/2020		UYU	178,651	$		4,047	0	(149)
	11/2020		CAD	97			73	0	0
	11/2020		PEN	152,245			42,922	678	0
	11/2020		RON	16,734			4,064	52	0
	11/2020	$		4,185		PEN	15,004	0	(22)
	11/2020			872		UYU	37,419	3	0
	11/2020		ZAR	157,325	$		9,376	30	0
	12/2020		COP	20,854,433			5,550	143	(24)
	12/2020		IDR	8,000,000			530	0	(4)
	12/2020	$		13,118		CNH	90,086	103	0
	12/2020			8,432		COP	31,368,793	0	(262)
	12/2020			2,357		EGP	39,779	119	0
	12/2020			8,161		PEN	28,849	0	(157)
	12/2020			8,036		THB	252,349	0	(73)
	12/2020			2,252		UYU	97,219	11	0
	01/2021		PEN	26,259	$		7,445	162	0
	01/2021	$		2,404		UYU	103,817	0	0
	03/2021		PEN	50,000	$		13,961	101	0
	03/2021	$		106,835		MXN	2,411,319	63	0
	04/2021			4,723		COP	17,459,000	0	(208)
	07/2021		BRL	14,900	$		2,847	220	0
DUB	10/2020	$		8,099		PEN	28,849	0	(94)
	12/2020		MYR	26,838	$		6,378	0	(67)

38	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
FBF	12/2020	$		4,560		IDR	68,372,663	$2	$0
GLM	10/2020		CLP	8,860,345	$		11,260	0	(28)
	10/2020		DOP	132,487			2,243	0	(20)
	10/2020		MXN	100,406			4,493	0	(38)
	10/2020		PEN	11,888			3,363	65	0
	10/2020		RUB	120,750			1,674	121	0
	10/2020	$		6,960		CLP	5,475,637	42	(25)
	10/2020			10,040		CZK	226,224	0	(238)
	10/2020			14,907		HUF	4,384,529	0	(765)
	10/2020			8,498		MXN	190,522	100	0
	10/2020			14,863		PEN	51,355	0	(612)
	10/2020			2,828		TRY	21,448	0	(67)
	11/2020		DOP	531,525	$		8,999	0	(65)
	11/2020	$		2,883		RON	11,839	0	(45)
	12/2020		CNH	158,483	$		23,020	0	(237)
	12/2020		COP	37,016,199			9,784	169	(26)
	12/2020		DOP	798,247			13,534	0	(9)
	12/2020		IDR	8,455,729			557	0	(7)
	12/2020		THB	98,539			3,114	5	0
	12/2020	$		11,169		COP	41,182,338	0	(443)
	12/2020			5,043		HKD	39,103	1	0
	01/2021		DOP	29,001	$		490	2	0
	02/2021	$		4,818		HKD	37,374	2	0
	03/2021		DOP	1,081,492	$		18,188	141	0
	04/2021		BRL	177,800			32,592	1,114	0
	10/2021			19,000			3,581	252	0
HUS	10/2020			451,479			79,837	0	(556)
	10/2020		JPY	2,272			21	0	0
	10/2020		MXN	326,343			14,952	245	(37)
	10/2020		PEN	20,256			5,625	4	0
	10/2020		TRY	1,768			234	6	0
	10/2020	$		80,203		BRL	451,479	328	(138)
	10/2020			3,176		CLP	2,475,692	0	(22)
	10/2020			22,018		GBP	17,115	66	0
	10/2020			163		HUF	49,566	0	(3)
	10/2020			73,937		MXN	1,623,727	0	(665)
	10/2020			4,218		PEN	14,999	0	(56)
	10/2020			2,693		RUB	204,589	0	(62)
	11/2020		GBP	17,115	$		22,022	0	(66)
	11/2020		PLN	1,158			306	6	0
	11/2020	$		79,776		BRL	451,479	550	0
	11/2020		ZAR	305,499	$		18,136	43	(56)
	12/2020		CNH	57,383			8,441	21	(1)
	12/2020		CNY	8,908			1,271	0	(36)
	12/2020		IDR	71,513,754			4,741	1	(31)
	12/2020		MYR	19,069			4,599	20	0
	12/2020		THB	347,023			11,003	52	0
	12/2020	$		5,668		CNH	39,084	68	0
	12/2020			4,738		UYU	191,017	0	(308)
	02/2021		HKD	37,374	$		4,803	0	(17)
	02/2021		ILS	1,508			437	0	(4)
	04/2021		COP	17,911,442			4,449	0	(183)
	01/2022		BRL	5,682			989	5	0
IND	10/2020		TRY	25,456			3,293	0	(3)
	11/2020	$		1,685		MXN	38,140	31	0
	11/2020		ZAR	50,568	$		2,988	0	(16)
	12/2020		THB	67,630			2,129	0	(5)
	12/2020	$		2,486		THB	77,935	0	(26)
	02/2021			5,535		CZK	122,060	0	(236)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
JPM	10/2020		BRL	14,462	$		2,564	$0	$(11)
	10/2020		CLP	1,836,776			2,332	0	(8)
	10/2020		PEN	18,680			5,193	10	0
	10/2020		TRY	181,832			24,045	576	0
	10/2020	$		2,647		BRL	14,462	0	(72)
	10/2020			1,351		CLP	1,056,873	0	(4)
	10/2020			5,192		PEN	18,680	0	(8)
	10/2020			232		TRY	1,768	0	(4)
	11/2020		BRL	18,971	$		3,356	0	(19)
	11/2020		PLN	1,481			387	4	0
	11/2020	$		4,645		RON	18,965	0	(99)
	11/2020		ZAR	189,941	$		11,184	0	(100)
	12/2020		CNH	99,374			14,136	0	(448)
	12/2020		COP	2,804,151			736	5	0
	12/2020		EGP	39,779			2,361	0	(115)
	12/2020		IDR	11,891,610			795	2	0
	12/2020		THB	252,348			8,016	53	0
	12/2020	$		2,360		CNH	16,254	25	0
	12/2020			28,308		COP	104,043,761	0	(1,211)
	12/2020			615		UYU	26,545	2	0
	02/2021		UAH	60,932	$		2,081	12	0
	02/2021	$		10,993		CZK	247,148	0	(265)
	03/2021		EGP	4,276	$		247	0	(12)
MYI	10/2020		BRL	308,899			54,763	0	(242)
	10/2020		CZK	39,903			1,717	0	(12)
	10/2020		JPY	2,138			20	0	0
	10/2020		RUB	482,799			6,435	227	0
	10/2020	$		55,084		BRL	308,899	0	(79)
	10/2020			311		CZK	7,010	0	(7)
	10/2020			8,890		RUB	676,013	0	(198)
	11/2020			55,293		PLN	207,821	0	(1,524)
	12/2020		IDR	129,601,785	$		8,643	0	(3)
	12/2020	$		2,821		MYR	11,837	22	0
	03/2021			248		EGP	4,276	11	0
RBC	12/2020			1,368		MYR	5,689	0	(1)
RYL	12/2020		THB	923	$		29	0	0
	12/2020	$		4,929		THB	153,503	0	(85)
SCX	10/2020			38,548		HUF	12,046,187	309	(3)
	10/2020			204		RUB	15,172	0	(9)
	10/2020			18,877		TRY	143,303	8	(376)
	11/2020			1,052		RON	4,310	0	(19)
	12/2020		MYR	6,999	$		1,661	0	(20)
	12/2020	$		6,083		MYR	25,248	0	(20)
	02/2021		ILS	33,707	$		9,815	0	(48)
SOG	10/2020		RUB	202,710			2,607	1	0
	11/2020		ZAR	148,068			8,763	0	(33)
	12/2020	$		11,722		MXN	259,350	0	(83)
SSB	10/2020		GBP	17,115	$		22,739	654	0
	10/2020		HUF	5,429,978			18,498	985	(1)
TOR	10/2020		JPY	2,576			24	0	0
	12/2020	$		2,761		IDR	40,537,333	0	(57)
UAG	10/2020		HUF	1,188,387	$		3,801	0	(32)
	10/2020		JPY	3,931			37	0	0
	10/2020		MXN	52,862			2,504	119	0
	10/2020		TRY	31			4	0	0
	11/2020		PLN	13,250			3,418	0	(10)
	11/2020	$		6,444		EUR	5,439	0	(62)
	11/2020			169		PLN	658	1	0
	12/2020		HKD	37,443	$		4,829	0	(1)
	02/2021	$		8,799		CZK	193,553	0	(398)

Total Forward Foreign Currency Contracts								$11,352	$(16,388)

40	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC USD versus INR	INR	92.600	06/16/2025	1,500	$90	$79
	Put - OTC USD versus INR		92.600	06/16/2025	1,500	90	115
BPS	Put - OTC USD versus MXN	MXN	21.100	12/14/2020	14,800	387	173
CBK	Call - OTC USD versus BRL	BRL	5.800	10/02/2020	6,900	7	4

Total Purchased Options						$574	$371

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.IG-33 5-Year Index	Sell	2.500%	01/20/2021	5,300	$(4)	$(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	2,500	(2)	0

						$(6)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC EUR versus USD	$	1.225	11/20/2020	5,796	$(46)	$(9)
	Call - OTC USD versus BRL	BRL	6.000	11/09/2020	7,200	(99)	(70)
BPS	Call - OTC USD versus BRL		5.800	10/02/2020	6,900	(125)	(4)
	Put - OTC USD versus BRL		5.150	12/14/2020	14,800	(406)	(132)
BRC	Put - OTC EUR versus USD	$	1.150	10/28/2020	6,517	(38)	(10)
	Call - OTC EUR versus USD		1.210	10/28/2020	6,194	(29)	(5)
CBK	Call - OTC USD versus BRL	BRL	5.800	12/14/2020	6,900	(101)	(195)
MYI	Call - OTC USD versus TRY	TRY	7.500	10/23/2020	13,600	(156)	(546)

						$(1,000)	$(971)

Total Written Options						$(1,006)	$(974)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BPS	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	2.180%	$	20,300	$(33)	$999	$966	$0
BRC	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.180		6,500	60	249	309	0
GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2025	2.328		8,000	407	68	475	0

								$434	$1,316	$1,750	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.397%	$	3,600	$(4)	$12	$8	$0
BRC	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	4.069		3,000	161	(123)	38	0
CBK	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169		3,200	14	(14)	0	0
FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.542		10,000	(853)	668	0	(185)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318		1,400	(7)	24	17	0
GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871		1,200	(12)	(12)	0	(24)
HUS	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318		6,900	(28)	112	84	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169		3,900	6	(6)	0	0
JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871		1,300	(13)	(13)	0	(26)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849		5,800	(454)	337	0	(117)
NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321		13,400	(27)	(1)	0	(28)

								$(1,217)	$984	$147	$(380)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Floating rate equal to 3-Month TRY-LIBOR plus 0.114% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	03/20/2021	TRY 247,600	$38,358	$345	$(5,024)	$0	$(4,679)
GLM	Floating rate equal to 3-Month TRY-LIBOR plus 0.223% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	04/16/2024	34,700	6,006	2	(70)	0	(68)

42	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
GST	Floating rate equal to 3-Month USD-LIBOR plus 0.127% based on the notional amount of currency received	Floating rate equal to 3-Month TRY-LIBOR based on the notional amount of currency delivered	Maturity	03/20/2021	$ 40,831	TRY 247,600	$17	$6,746	$6,763	$0

							$364	$1,652	$6,763	$(4,747)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.295%	Annual	09/08/2025	ILS	39,000	$0	$(28)	$0	$(28)
	Pay	3-Month ILS-TELBOR	1.963	Annual	02/16/2028		28,700	(2)	1,014	1,012	0
	Receive	3-Month ILS-TELBOR	0.800	Annual	04/24/2028		130,200	0	(1,014)	0	(1,014)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	646	646	0
	Pay	3-Month ILS-TELBOR	0.680	Annual	09/08/2030		19,500	0	14	14	0
	Receive	3-Month KRW-KORIBOR	1.197	Quarterly	03/18/2025	KRW	64,449,000	0	(815)	0	(815)
BPS	Receive	3-Month COP-IBR Compounded-OIS	5.610	Quarterly	02/11/2026	COP	16,064,000	0	(507)	0	(507)
	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	01/11/2029		37,250,400	22	(1,491)	0	(1,469)
	Pay	3-Month ILS-TELBOR	1.805	Annual	12/12/2025		ILS1,700	0	47	47	0
	Receive	3-Month KRW-KORIBOR	1.420	Quarterly	01/23/2022	KRW	167,322,800	0	(1,462)	0	(1,462)
	Pay	3-Month KRW-KORIBOR	1.450	Quarterly	01/23/2025		67,610,200	0	1,534	1,534	0
	Pay	6-Month THB-THBFIX	2.390	Semi-Annual	12/19/2028	THB	275,200	0	1,034	1,034	0
	Pay	6-Month THB-THBFIX	2.417	Semi-Annual	12/19/2028		63,600	0	244	244	0
BRC	Pay	3-Month ILS-TELBOR	1.050	Annual	02/27/2024	ILS	12,800	0	137	137	0
	Receive	3-Month ILS-TELBOR	0.513	Annual	08/12/2024		39,500	0	(155)	0	(155)
	Receive	3-Month ILS-TELBOR	0.795	Annual	06/20/2028		43,000	0	(309)	0	(309)
	Pay	3-Month ILS-TELBOR	1.950	Annual	06/20/2028		46,200	0	1,562	1,562	0
BSH	Receive	6-Month CLP-CHILIBOR	2.910	Semi-Annual	06/06/2023	CLP	10,000,000	0	(853)	0	(853)
	Pay	6-Month CLP-CHILIBOR	3.790	Semi-Annual	03/14/2026		15,998,900	0	2,700	2,700	0
	Receive	6-Month CLP-CHILIBOR	3.300	Semi-Annual	06/21/2029		3,550,000	0	(492)	0	(492)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Pay	3-Month ILS-TELBOR	1.041%	Annual	05/15/2024	ILS	80,700	$0	$836	$836	$0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		146,100	0	(1,354)	0	(1,354)
	Receive	3-Month ILS-TELBOR	0.485	Annual	08/09/2024		64,700	0	(234)	0	(234)
	Pay	6-Month CLP-CHILIBOR	3.650	Semi-Annual	11/14/2023	CLP	326,700	0	43	43	0
	Receive	6-Month CLP-CHILIBOR	3.763	Semi-Annual	05/24/2029		2,445,900	(38)	(435)	0	(473)
	Pay	6-Month THB-THBFIX	2.625	Semi-Annual	07/27/2025	THB	158,600	0	477	477	0
	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	09/23/2025		294,600	0	963	963	0
DUB	Pay	1-Year BRL-CDI	7.238	Maturity	01/04/2021	BRL	285,600	0	2,682	2,682	0
	Receive	3-Month ILS-TELBOR	0.590	Annual	10/11/2020	ILS	284,000	0	(477)	0	(477)
	Receive	3-Month ILS-TELBOR	0.690	Annual	09/27/2027		25,100	0	(128)	0	(128)
	Pay	3-Month ILS-TELBOR	2.100	Annual	06/20/2028		11,000	0	410	410	0
	Pay	6-Month THB-THBFIX	2.580	Semi-Annual	10/19/2025	THB	162,100	0	506	506	0
FBF	Pay	6-Month CLP-CHILIBOR	3.270	Semi-Annual	03/18/2021	CLP	10,010,000	0	178	178	0
	Pay	6-Month THB-THBFIX	2.780	Semi-Annual	09/23/2025	THB	50,980	0	164	164	0
GLM	Receive	3-Month COP-IBR Compounded-OIS	4.880	Quarterly	06/07/2024	COP	27,580,700	(3)	(555)	0	(558)
	Pay	3-Month ILS-TELBOR	0.235	Annual	01/15/2023	ILS	122,700	0	158	158	0
	Pay	3-Month ILS-TELBOR	1.408	Annual	12/10/2023		244,300	0	3,679	3,679	0
	Pay	3-Month ILS-TELBOR	1.048	Annual	02/27/2024		171,400	0	1,826	1,826	0
	Receive	3-Month ILS-TELBOR	0.950	Annual	05/23/2024		91,200	0	(845)	0	(845)
	Receive	3-Month ILS-TELBOR	0.960	Annual	05/24/2024		235,300	0	(2,209)	0	(2,209)
	Receive	3-Month ILS-TELBOR	0.520	Annual	08/12/2024		51,200	0	(205)	0	(205)
	Pay	3-Month ILS-TELBOR	1.898	Annual	12/17/2025		59,900	0	1,738	1,738	0
	Pay	3-Month ILS-TELBOR	0.540	Annual	05/11/2027		10,300	0	33	33	0
	Pay	3-Month ILS-TELBOR	1.971	Annual	02/16/2028		3,200	0	114	114	0
	Pay	3-Month ILS-TELBOR	1.883	Annual	03/21/2028		37,800	0	1,252	1,252	0
	Receive	3-Month ILS-TELBOR	0.720	Annual	06/20/2028		20,200	0	(110)	0	(110)
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		18,500	0	646	646	0
	Receive	3-Month ILS-TELBOR	0.820	Annual	01/15/2030		20,200	0	(143)	0	(143)
	Pay	3-Month KRW-KORIBOR	1.193	Quarterly	03/18/2022	KRW	147,137,000	0	864	864	0
	Receive	6-Month CLP-CHILIBOR	2.050	Semi-Annual	08/01/2021	CLP	21,555,000	0	(438)	0	(438)
	Pay	6-Month CLP-CHILIBOR	3.455	Semi-Annual	06/02/2022		12,855,400	0	964	964	0

44	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Pay	6-Month CLP-CHILIBOR	3.535%	Semi-Annual	11/14/2022	CLP	5,515,400	$0	$520	$520	$0
	Receive	6-Month CLP-CHILIBOR	3.015	Semi-Annual	06/20/2026		5,445,000	0	(666)	0	(666)
	Pay	6-Month CLP-CHILIBOR	4.095	Semi-Annual	06/01/2027		15,023,700	0	3,266	3,266	0
	Pay	6-Month CLP-CHILIBOR	3.830	Semi-Annual	05/22/2029		6,734,700	0	1,356	1,356	0
	Pay	6-Month CLP-CHILIBOR(8)	4.319	Semi-Annual	05/22/2029		10,120,000	0	794	794	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029		1,715,500	0	232	232	0
	Pay	6-Month THB-THBFIX	2.110	Semi-Annual	01/26/2022	THB	1,415,700	816	324	1,140	0
	Receive	6-Month THB-THBFIX	0.495	Semi-Annual	09/16/2022		1,206,000	0	(35)	0	(35)
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023		781,200	183	877	1,060	0
	Pay	6-Month THB-THBFIX	0.868	Semi-Annual	03/18/2025		2,145,600	0	556	556	0
	Receive	6-Month THB-THBFIX	0.780	Semi-Annual	09/16/2025		87,500	0	(8)	0	(8)
GST	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,500	17	(144)	0	(127)
HUS	Pay	3-Month ILS-TELBOR	1.018	Annual	03/11/2024	ILS	117,300	0	1,205	1,205	0
	Pay	3-Month ILS-TELBOR	1.018	Annual	05/15/2024		64,800	0	653	653	0
	Pay	3-Month ILS-TELBOR	1.998	Annual	06/20/2028		20,000	1	697	698	0
	Pay	6-Month THB-THBFIX	1.990	Semi-Annual	06/08/2023	THB	308,900	10	409	419	0
	Pay	6-Month THB-THBFIX	2.505	Semi-Annual	01/28/2025		118,800	0	308	308	0
JPM	Pay	3-Month ILS-TELBOR	0.140	Annual	10/11/2020	ILS	284,000	0	97	97	0
	Receive	3-Month ILS-TELBOR	0.475	Annual	08/09/2024		67,300	0	(235)	0	(235)
	Receive	3-Month ILS-TELBOR	0.813	Annual	06/20/2028		24,300	0	(184)	0	(184)
	Pay	3-Month ILS-TELBOR	2.078	Annual	06/20/2028		17,000	0	625	625	0
	Receive	6-Month CLP-CHILIBOR	3.540	Semi-Annual	06/04/2029	CLP	4,085,000	0	(684)	0	(684)
	Receive	6-Month HUF-BBR	0.830	Annual	12/21/2020	HUF	10,610,300	0	(127)	0	(127)
MYC	Receive	3-Month MYR-KLIBOR	2.365	Quarterly	09/17/2025	MYR	12,700	0	(47)	0	(47)
	Pay	6-Month THB-THBFIX	1.110	Semi-Annual	01/24/2022	THB	2,930,600	0	989	989	0
	Receive	6-Month THB-THBFIX	0.816	Semi-Annual	03/18/2022		2,214,300	0	(438)	0	(438)
	Receive	6-Month THB-THBFIX	0.715	Semi-Annual	09/16/2022		716,300	0	(120)	0	(120)
	Receive	6-Month THB-THBFIX	1.265	Semi-Annual	01/24/2025		1,196,500	0	(1,010)	0	(1,010)
	Receive	6-Month THB-THBFIX	0.963	Semi-Annual	09/16/2025		236,500	0	(88)	0	(88)
	Receive	6-Month THB-THBFIX	0.970	Semi-Annual	09/16/2030		147,800	0	41	41	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
SCX	Receive	6-Month THB-THBFIX	1.209%	Semi-Annual	01/15/2025	THB	1,190,800	$0	$(911)	$0	$(911)
	Pay	6-Month THB-THBFIX	0.918	Semi-Annual	09/16/2030		174,800	0	(77)	0	(77)

								$1,006	$20,381	$40,422	$(19,035)

Total Swap Agreements								$587	$24,333	$49,082	$(24,162)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$384	$194	$1,680	$2,258	$(511)	$(79)	$(1,857)	$(2,447)	$(189)	$0	$(189)
BPS	922	173	3,825	4,920	(2,074)	(136)	(3,438)	(5,648)	(728)	644	(84)
BRC	34	0	2,046	2,080	(1,058)	(15)	(464)	(1,537)	543	0	543
BSH	56	0	2,700	2,756	0	0	(1,345)	(1,345)	1,411	(1,360)	51
CBK	3,468	4	2,319	5,791	(1,733)	(195)	(6,740)	(8,668)	(2,877)	3,768	891
DUB	0	0	3,598	3,598	(161)	0	(605)	(766)	2,832	(3,340)	(508)
FBF	2	0	359	361	0	0	(185)	(185)	176	(350)	(174)
GLM	2,014	0	20,198	22,212	(2,625)	0	(5,285)	(7,910)	14,302	(13,900)	402
GST	0	0	7,238	7,238	0	(3)	(151)	(154)	7,084	(7,872)	(788)
HUS	1,415	0	3,367	4,782	(2,241)	0	0	(2,241)	2,541	(1,592)	949
IND	31	0	0	31	(286)	0	0	(286)	(255)	332	77
JPM	689	0	722	1,411	(2,376)	0	(1,373)	(3,749)	(2,338)	2,030	(308)
MYC	0	0	1,030	1,030	0	0	(1,703)	(1,703)	(673)	342	(331)
MYI	260	0	0	260	(2,065)	(546)	0	(2,611)	(2,351)	2,587	236
NGF	0	0	0	0	0	0	(28)	(28)	(28)	0	(28)
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
RYL	0	0	0	0	(85)	0	0	(85)	(85)	(20)	(105)
SCX	317	0	0	317	(495)	0	(988)	(1,483)	(1,166)	1,743	577
SOG	1	0	0	1	(116)	0	0	(116)	(115)	0	(115)
SSB	1,639	0	0	1,639	(1)	0	0	(1)	1,638	(1,929)	(291)
TOR	0	0	0	0	(57)	0	0	(57)	(57)	0	(57)
UAG	120	0	0	120	(503)	0	0	(503)	(383)	291	(92)

Total Over the Counter	$11,352	$371	$49,082	$60,805	$(16,388)	$(974)	$(24,162)	$(41,524)

(n)

Securities with an aggregate market value of $11,992 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

46	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$3,426	$3,427

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,352	$0	$11,352
Purchased Options	0	0	0	371	0	371
Swap Agreements	0	1,897	0	6,763	40,422	49,082

	$0	$1,897	$0	$18,486	$40,422	$60,805

	$0	$1,898	$0	$18,486	$43,848	$64,232

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$3,011	$3,011

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$16,388	$0	$16,388
Written Options	0	3	0	971	0	974
Swap Agreements	0	380	0	4,747	19,035	24,162

	$0	$383	$0	$22,106	$19,035	$41,524

	$0	$383	$0	$22,106	$22,046	$44,535

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(216)	$(216)
Swap Agreements	0	(3,322)	0	0	(10,027)	(13,349)

	$0	$(3,322)	$0	$0	$(10,243)	$(13,565)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(35,943)	$0	$(35,943)
Purchased Options	0	0	0	111	(5)	106
Written Options	0	0	0	3,857	0	3,857
Swap Agreements	0	1,603	0	5,693	(7,859)	(563)

	$0	$1,603	$0	$(26,282)	$(7,864)	$(32,543)

	$0	$(1,719)	$0	$(26,282)	$(18,107)	$(46,108)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$227	$227
Swap Agreements	0	1,614	0	0	21,183	22,797

	$0	$1,614	$0	$0	$21,410	$23,024

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$49,251	$0	$49,251
Purchased Options	0	0	0	(42)	5	(37)
Written Options	0	48	0	(341)	0	(293)
Swap Agreements	0	(577)	0	(2,485)	3,635	573

	$0	$(529)	$0	$46,383	$3,640	$49,494

	$0	$1,085	$0	$46,383	$25,050	$72,518

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$664	$0	$664
Sovereign Issues	0	8,947	0	8,947
Brazil
Corporate Bonds & Notes	0	48,637	0	48,637
Loan Participations and Assignments	0	0	22,814	22,814
Sovereign Issues	0	45,327	0	45,327
Cayman Islands
Asset-Backed Securities	0	0	5,261	5,261
Corporate Bonds & Notes	0	13,275	0	13,275
Chile
Corporate Bonds & Notes	0	990	0	990
Sovereign Issues	0	40,466	0	40,466
China
Corporate Bonds & Notes	0	1,745	0	1,745
Sovereign Issues	0	113,977	0	113,977

48	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Colombia
Corporate Bonds & Notes	$0	$24,388	$0	$24,388
Sovereign Issues	0	16,292	0	16,292
Czech Republic
Sovereign Issues	0	52,361	0	52,361
Dominican Republic
Sovereign Issues	0	55,762	0	55,762
Egypt
Sovereign Issues	0	10,039	0	10,039
France
Corporate Bonds & Notes	0	0	1,444	1,444
Germany
Corporate Bonds & Notes	0	0	44,555	44,555
Hong Kong
Corporate Bonds & Notes	0	12,293	0	12,293
Hungary
Sovereign Issues	0	83,684	0	83,684
India
Corporate Bonds & Notes	0	4,506	0	4,506
Indonesia
Corporate Bonds & Notes	0	11,607	0	11,607
Sovereign Issues	0	3,034	0	3,034
Italy
Corporate Bonds & Notes	0	4,367	0	4,367
Jersey, Channel Islands
Asset-Backed Securities	0	0	3,835	3,835
Kazakhstan
Corporate Bonds & Notes	0	7,241	0	7,241
Luxembourg
Corporate Bonds & Notes	0	479	0	479
Malaysia
Sovereign Issues	0	97,642	0	97,642
Mauritius
Corporate Bonds & Notes	0	4,920	0	4,920
Mexico
Corporate Bonds & Notes	0	17,311	0	17,311
Sovereign Issues	0	30,716	0	30,716
Mongolia
Sovereign Issues	0	2,991	0	2,991
Netherlands
Asset-Backed Securities	0	343	0	343
Corporate Bonds & Notes	0	2,024	0	2,024
Peru
Corporate Bonds & Notes	0	8,137	0	8,137
Sovereign Issues	0	126,431	0	126,431
Philippines
Sovereign Issues	0	9,111	0	9,111
Poland
Sovereign Issues	0	74,243	0	74,243
Qatar
Corporate Bonds & Notes	0	0	143	143
Romania
Sovereign Issues	0	38,135	0	38,135
Russia
Sovereign Issues	0	115,600	0	115,600
South Africa
Corporate Bonds & Notes	0	19,304	0	19,304
Loan Participations and Assignments	0	0	22,275	22,275
Sovereign Issues	0	132,028	0	132,028

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Emerging Markets Local Currency and Bond Fund (Cont.)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
South Korea
Sovereign Issues	$0	$35	$0	$35
Spain
Sovereign Issues	0	1,041	0	1,041
Supranational
Corporate Bonds & Notes	0	32	0	32
Thailand
Sovereign Issues	0	80,971	0	80,971
Turkey
Corporate Bonds & Notes	0	200	0	200
Sovereign Issues	0	12,676	0	12,676
Ukraine
Sovereign Issues	0	3,088	0	3,088
United Kingdom
Corporate Bonds & Notes	0	2,440	0	2,440
Non-Agency Mortgage-Backed Securities	0	21,907	0	21,907
United States
Asset-Backed Securities	0	72,930	0	72,930
Asset-Backed Securities	0	0	0	0
Corporate Bonds & Notes	0	160,772	0	160,772
Non-Agency Mortgage-Backed Securities	0	42,029	0	42,029
U.S. Government Agencies	0	123	0	123
Uruguay
Sovereign Issues	0	1,504	0	1,504
Short-Term Instruments
Repurchase Agreements	0	4,881	0	4,881
Argentina Treasury Bills	0	274	0	274
Egypt Treasury Bills	0	6,303	0	6,303
U.S. Treasury Bills	0	13,226	0	13,226
	$0	$1,663,449	$100,327	$1,763,776

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$28,248	$0	$0	$28,248
Total Investments	$28,248	$1,663,449	$100,327	$1,792,024

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,427	0	3,427
Over the counter	0	60,805	0	60,805
	$0	$64,232	$0	$64,232

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(3,011)	0	(3,011)
Over the counter	0	(41,524)	0	(41,524)
	$0	$(44,535)	$0	$(44,535)
Total Financial Derivative Instruments	$0	$19,697	$0	$19,697
Totals	$28,248	$1,683,146	$100,327	$1,811,721

50	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$557	$0	$0	$0	$0	$0	$0	$(557)	$0	$0
Brazil
Loan Participations and Assignments	22,755	0	0	0	0	59	0	0	22,814	59
Cayman Islands
Asset-Backed Securities	7,381	0	(2,117)	8	4	(15)	0	0	5,261	(19)
France
Corporate Bonds & Notes	0	1,178	0	8	0	258	0	0	1,444	258
Germany
Corporate Bonds & Notes	0	0	0	(3)	0	5,601	38,957	0	44,555	5,601
Jersey, Channel Islands
Asset-Backed Securities	5,748	0	(1,939)	11	16	(1)	0	0	3,835	(8)
Luxembourg
Corporate Bonds & Notes	5	0	0	0	0	0	0	(5)	0	0
Qatar
Corporate Bonds & Notes	0	128	0	0	0	15	0	0	143	15
Senegal
Loan Participations and Assignments	7,438	0	(7,741)	0	124	179	0	0	0	0
South Africa
Loan Participations and Assignments	22,685	0	0	(53)	0	(357)	0	0	22,275	(357)
Short-Term Instruments
Argentina Treasury Bills	590	14	(481)	1	(198)	74	0	0	0	0

Totals	$67,159	$1,320	$(12,278)	$(28)	$(54)	$5,813	$38,957	$(562)	$100,327	$5,549

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,814	Proxy Pricing	Base Price	100.750	—
Cayman Islands
Asset-Backed Securities	5,261	Other Valuation Techniques(2)	—	—	—
France
Corporate Bonds & Notes	1,444	Other Valuation Techniques(2)	—	—	—
Germany
Corporate Bonds & Notes	44,555	Reference Instrument	Yield	6.844	—
Jersey, Channel Islands
Asset-Backed Securities	3,835	Other Valuation Techniques(2)	—	—	—
Qatar
Corporate Bonds & Notes	143	Other Valuation Techniques(2)	—	—	—
South Africa
Loan Participations and Assignments	22,275	Third Party Vendor	Broker Quote	99.000	—

Total	$100,327

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Class A and Class C shares of the PIMCO Emerging Markets Local Currency and Bond Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

52	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

54	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2020

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices

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Notes to Financial Statements (Cont.)

or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the

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Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the

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Notes to Financial Statements (Cont.)

determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

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Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these

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Notes to Financial Statements (Cont.)

securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$151,983	$660,163	$(784,501)	$570	$33	$28,248	$258	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

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(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a

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Notes to Financial Statements (Cont.)

borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Notes to Financial Statements (Cont.)

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk

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arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(d) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

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Notes to Financial Statements (Cont.)

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the

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Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in

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Notes to Financial Statements (Cont.)

accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

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amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference

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Notes to Financial Statements (Cont.)

credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may

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extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Notes to Financial Statements (Cont.)

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty. resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

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Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that the Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. The Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject the Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

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Notes to Financial Statements (Cont.)

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In

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addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Notes to Financial Statements (Cont.)

counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in

76	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2020

respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Class A	Class C

0.45%	0.45%	0.55%	0.65%(1)	0.60%	0.60%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

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Notes to Financial Statements (Cont.)

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The

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September 30, 2020

Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $1,991.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$5,378	$13,364

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Notes to Financial Statements (Cont.)

performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$0	$1,153,853	$1,169,474

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	52,162	$323,247	40,299	$276,583

I-2	3,129	19,765	8,801	60,331

I-3	371	2,358	1,277	8,880

Class A	558	3,521	1,691	11,817

Class C	13	87	225	1,574

Issued as reinvestment of distributions

Institutional Class	4,477	28,414	16,708	114,221

I-2	258	1,640	680	4,654

I-3	31	194	94	640

Class A	110	698	367	2,513

Class C	19	121	72	494

80	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

September 30, 2020

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(84,212)	$(526,145)	(292,212)	$(1,977,481)

I-2	(2,542)	(15,853)	(9,273)	(62,500)

I-3	(930)	(5,466)	(553)	(3,491)

Class A	(949)	(5,930)	(6,735)	(45,506)

Class C	(436)	(2,784)	(875)	(5,995)

Net increase (decrease) resulting from Fund share transactions	(27,941)	$(176,133)	(239,434)	$(1,613,266)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, two shareholders each owned 10% or more of the Fund’s total outstanding shares comprising 33% of the Fund, and the shareholders are related parties of the Fund. Related parties may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$92,016	$118,621

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$1,919,366	$254,976	$(342,599)	$(87,623)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

82	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BOA	Bank of America N.A.	JPM	JP Morgan Chase Bank N.A.
BPS	BNP Paribas S.A.	MBC	HSBC Bank Plc
BRC	Barclays Bank PLC	MYC	Morgan Stanley Capital Services LLC
BSH	Banco Santander S.A. - New York Branch	MYI	Morgan Stanley & Co. International PLC
CBK	Citibank N.A.	NGF	Nomura Global Financial Products, Inc.
DUB	Deutsche Bank AG	RBC	Royal Bank of Canada
FBF	Credit Suisse International	RYL	NatWest Markets Plc
FICC	Fixed Income Clearing Corporation	SCX	Standard Chartered Bank, London
GLM	Goldman Sachs Bank USA	SOG	Societe Generale Paris
GST	Goldman Sachs International	SSB	State Street Bank and Trust Co.
HUS	HSBC Bank USA N.A.	TOR	The Toronto-Dominion Bank
IND	Crédit Agricole Corporate and Investment Bank S.A.	UAG	UBS AG Stamford

Currency Abbreviations:
ARS	Argentine Peso	INR	Indian Rupee
AUD	Australian Dollar	JPY	Japanese Yen
BRL	Brazilian Real	KRW	South Korean Won
CAD	Canadian Dollar	KZT	Kazakhstani Tenge
CLP	Chilean Peso	MXN	Mexican Peso
CNH	Chinese Renminbi (Offshore)	MYR	Malaysian Ringgit
CNY	Chinese Renminbi (Mainland)	PEN	Peruvian New Sol
COP	Colombian Peso	PHP	Philippine Peso
CZK	Czech Koruna	PLN	Polish Zloty
DOP	Dominican Peso	RON	Romanian New Leu
EGP	Egyptian Pound	RUB	Russian Ruble
EUR	Euro	THB	Thai Baht
GBP	British Pound	TRY	Turkish New Lira
HKD	Hong Kong Dollar	UAH	Ukrainian Hryvnia
HUF	Hungarian Forint	USD (or $)	United States Dollar
IDR	Indonesian Rupiah	UYU	Uruguayan Peso
ILS	Israeli Shekel	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
BADLARPP	Argentina Badlar Floating Rate Notes	IBR	Indicador Bancario de Referencia
CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR
CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR03M	3 Month USD-LIBOR
EUR003M	3 Month EUR Swap Rate	US0003M	3 Month USD Swap Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Glossary: (abbreviations that may be used in the preceding statements) (Cont.)

(Unaudited)

Other Abbreviations:
ABS	Asset-Backed Security	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
ALT	Alternate Loan Trust	OIS	Overnight Index Swap
BBR	Bank Bill Rate	PIK	Payment-in-Kind
CDI	Brazil Interbank Deposit Rate	PRIBOR	Prague Interbank Offered Rate
CHILIBOR	Chile Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
CLO	Collateralized Loan Obligation	TBA	To-Be-Announced
JIBAR	Johannesburg Interbank Agreed Rate	TBD	To-Be-Determined
JSC	Joint Stock Company	TELBOR	Tel Aviv Inter-Bank Offered Rate
KLIBOR	Kuala Lumpur Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix
KORIBOR	Korea Interbank Offered Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate	WIBOR	Warsaw Interbank Offered Rate

84	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

86	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

88	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

90	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

92	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

94	PIMCO EMERGING MARKETS LOCAL CURRENCY AND BOND FUND

(Unaudited)

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4011SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Fundamental Index Funds

PIMCO RAE Fundamental Advantage PLUS Fund

PIMCO RAE PLUS Fund

PIMCO RAE PLUS EMG Fund

PIMCO RAE PLUS International Fund

PIMCO RAE PLUS Small Fund

PIMCO RAE Worldwide Long/Short PLUS Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		13

Benchmark Descriptions		15

Financial Highlights		16

Statements of Assets and Liabilities		22

Statements of Operations		26

Statements of Changes in Net Assets		28

Notes to Financial Statements		111

Glossary		135

Approval of Investment Advisory Contract and Other Agreements		136

Fund	Fund Summary	Schedule of Investments

PIMCO RAE Fundamental Advantage PLUS Fund	7	30

PIMCO RAE PLUS Fund	8	44

PIMCO RAE PLUS EMG Fund	9	57

PIMCO RAE PLUS International Fund	10	68

PIMCO RAE PLUS Small Fund	11	82

PIMCO RAE Worldwide Long/Short PLUS Fund	12	95

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO FUNDAMENTAL INDEX FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund and PIMCO RAE Worldwide Long/Short PLUS Fund (each a “Fund” and collectively, the “Funds”).

The Funds may invest in both fixed income instruments and equity and equity-related securities. We believe that such funds have an important role to play in a well-diversified investment portfolio. Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously. The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

4	PIMCO FUNDAMENTAL INDEX FUNDS

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO RAE Fundamental Advantage PLUS Fund	02/29/08	02/29/08	—	—	—	07/31/08	—	—	Diversified
PIMCO RAE PLUS Fund	06/30/05	06/30/05	04/30/08	04/27/2018	06/30/05	06/30/05	06/30/05	—	Diversified
PIMCO RAE PLUS EMG Fund	11/26/08	11/26/08	01/07/11	—	—	05/31/13	05/31/13	—	Diversified
PIMCO RAE PLUS International Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	—	—	Diversified
PIMCO RAE PLUS Small Fund	09/30/11	09/30/11	05/30/14	—	—	02/28/14	02/28/14	—	Diversified
PIMCO RAE Worldwide Long/Short PLUS Fund	12/04/14	12/04/14	08/23/19	—	—	08/23/19	08/23/19	—	Diversified

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”),

any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The

Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

6	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE Fundamental Advantage PLUS Fund

Institutional Class - PFATX	Class A - PTFAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	25.5%

U.S. Treasury Obligations	18.4%

U.S. Government Agencies	18.3%

Corporate Bonds & Notes	13.5%

Asset-Backed Securities	10.3%

Non-Agency Mortgage-Backed Securities	10.3%

Sovereign Issues	3.3%

Other	0.4%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/29/08)
PIMCO RAE Fundamental Advantage PLUS Fund Institutional Class	(2.26)%	(13.63)%	(2.42)%	(0.65)%	1.59%
PIMCO RAE Fundamental Advantage PLUS Fund Class A	(2.52)%	(13.96)%	(2.82)%	(1.04)%	1.18%
PIMCO RAE Fundamental Advantage PLUS Fund Class A (adjusted)	(6.22)%	(17.19)%	(3.56)%	(1.42)%	0.87%
3 Month USD LIBOR	0.44%	1.46%	1.51%	0.91%	1.03%
Lipper Alternative Equity Market Neutral Funds Average	(2.30)%	(6.19)%	(2.97)%	2.10%	2.02%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.96% for the Institutional Class shares, and 1.36% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Fundamental Advantage PLUS Fund seeks maximum total return, consistent with prudent investment management, under normal circumstances, by obtaining long exposure to a portfolio of stocks (“RAE US Large Model Portfolio”) and short exposure to the S&P 500 Index (“S&P 500”), and complementing this equity market neutral exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The RAE US Large Model Portfolio stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio and short positions in swaps and futures are used to obtain exposure to the S&P 500. The Fund’s strategy of maintaining long exposure to the RAE US Large Model Portfolio and short exposure to the S&P 500 can be characterized as “market neutral” because the long and the short exposures are intended to offset one another producing a net equity exposure that is approximately zero. At the same time, the Fund is designed to deliver the relative appreciation (or depreciation) of the RAE US Large Model Portfolio over the S&P 500. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Fundamental US Large Model Portfolio detracted from returns relative to the S&P 500 Index, primarily due to the following:

»	Security selection in the consumer discretionary sector contributed to performance, as the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the information technology sector detracted from performance as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the health care sector detracted from performance, as the Fund’s holdings underperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer staples sector detracted from performance as the sector and the Fund’s holdings underperformed the benchmark index

»	The portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Holdings of investment grade corporate bonds contributed to returns as the values of these holdings increased as credit spreads tightened.

»	Long exposure to the Brazilian real, South African rand, and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the Fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO RAE PLUS Fund

Institutional Class - PXTIX	Administrative Class - PXTAX
I-2 - PIXPX	Class A - PIXAX
I-3 - PXTNX	Class C - PIXCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	41.2%

U.S. Government Agencies	20.3%

Corporate Bonds & Notes	11.4%

Asset-Backed Securities	9.4%

Non-Agency Mortgage-Backed Securities	9.0%

Sovereign Issues	5.0%

Short-Term Instruments‡	2.6%

Other	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (06/30/05)
PIMCO RAE PLUS Fund Institutional Class	29.32%	(2.72)%	9.30%	11.91%	9.86%
PIMCO RAE PLUS Fund I-2	29.07%	(2.84)%	9.19%	11.80%	9.75%
PIMCO RAE PLUS Fund I-3	29.13%	(2.97)%	9.14%	11.74%	9.70%
PIMCO RAE PLUS Fund Administrative Class	28.98%	(3.04)%	9.03%	11.63%	9.57%
PIMCO RAE PLUS Fund Class A	28.99%	(3.08)%	8.88%	11.48%	9.42%
PIMCO RAE PLUS Fund Class A (adjusted)	24.15%	(6.72)%	8.05%	11.06%	9.15%
PIMCO RAE PLUS Fund Class C	28.41%	(3.95)%	8.04%	10.63%	8.61%
PIMCO RAE PLUS Fund Class C (adjusted)	27.41%	(4.72)%	8.04%	10.63%	8.61%
Russell 1000® Value Index	20.68%	(5.02)%	7.66%	9.95%	6.51%
S&P 500 Index	31.31%	15.15%	14.15%	13.74%	9.28%
Lipper Large-Cap Value Funds Average	21.78%	(3.49)%	7.71%	9.48%	6.35%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 0.87% for the Institutional Class shares, 0.97% for I-2 shares, 1.07% for I-3 shares, 1.12% for Administrative Class shares, 1.27% for Class A shares, and 2.02% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Fund seeks total return which exceeds that of its benchmark, the Russell 1000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. companies (“RAE US Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE US Large Model Portfolio contributed to returns relative to the Russell 1000 Value Index, primarily due to the following:

»	Security selection in the information technology sector contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»	Overweight exposure to, and security selection in, the consumer discretionary sector contributed to relative returns, as the sector and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financial sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the industrials sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the health care sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as spreads tightened.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Long exposure to the Brazilian real, South African rand, and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the Fund’s holding period.

8	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS EMG Fund

Institutional Class - PEFIX	Class A - PEFFX
I-2 - PEFPX	Class C - PEFCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	38.8%

Short-Term Instruments‡	27.9%

U.S. Government Agencies	14.2%

Asset-Backed Securities	8.0%

Corporate Bonds & Notes	4.8%

Non-Agency Mortgage-Backed Securities	4.5%

Other	1.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/26/08)
PIMCO RAE PLUS EMG Fund Institutional Class	28.01%	(8.66)%	7.24%	1.25%	9.40%
PIMCO RAE PLUS EMG Fund I-2	28.04%	(8.72)%	7.13%	1.14%	9.28%
PIMCO RAE PLUS EMG Fund Class A	27.74%	(8.97)%	6.83%	0.86%	8.98%
PIMCO RAE PLUS EMG Fund Class A (adjusted)	22.98%	(12.41)%	6.01%	0.47%	8.62%
PIMCO RAE PLUS EMG Fund Class C	27.33%	(9.71)%	6.03%	0.09%	8.15%
PIMCO RAE PLUS EMG Fund Class C (adjusted)	26.33%	(10.57)%	6.03%	0.09%	8.15%
MSCI Emerging Markets Value Index	19.13%	(5.70)%	4.45%	(0.44)%	6.45%
MSCI Emerging Markets Index	29.37%	10.54%	8.97%	2.50%	9.08%
Lipper Emerging Market Funds Average	33.36%	10.93%	8.43%	2.61%	8.84%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/2008.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.36% for the Institutional Class shares, 1.46% for I-2 shares, 1.76% for Class A shares, and 2.51% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS EMG Fund seeks total return which exceeds that of its benchmark, the MSCI Emerging Markets Value Index (Net Dividends in USD), under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to emerging market countries (“RAE Emerging Markets Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Emerging Markets Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Fundamental Emerging Markets Model Portfolio added to returns relative to the MSCI Emerging Markets Value Index, primarily due to the following:

»	Security selection in the materials and utilities sectors contributed to relative returns, as the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the consumer discretionary and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the financials and energy sectors detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The portfolio’s bond alpha strategy contributed to returns. Highlights about the drivers of performance include the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Exposure to intermediate U.S. interest rates contributed to returns where rates decreased.

»	Long exposure to the Brazilian real, South African rand, and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO RAE PLUS International Fund

Institutional Class - PTSIX	Class A - PTSOX
I-2 - PTIPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	41.1%

U.S. Treasury Obligations	18.0%

U.S. Government Agencies	14.9%

Corporate Bonds & Notes	10.2%

Asset-Backed Securities	9.2%

Non-Agency Mortgage-Backed Securities	5.6%

Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS International Fund Institutional Class	20.72%	(10.95)%	3.79%	5.38%
PIMCO RAE PLUS International Fund I-2	20.56%	(11.31)%	3.62%	5.25%
PIMCO RAE PLUS International Fund Class A	20.47%	(11.20)%	3.43%	5.01%
PIMCO RAE PLUS International Fund Class A (adjusted)	15.90%	(14.49)%	2.64%	4.56%
MSCI EAFE Value Index	13.76%	(11.93)%	1.14%	3.53%
MSCI EAFE Index	20.39%	0.49%	5.26%	6.29%
Lipper International Multi-Cap Value Funds Average	19.44%	(7.06)%	1.81%	4.11%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.87% for the Institutional Class shares, 0.97% for I-2 shares and 1.22% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS International Fund seeks total return which exceeds that of its benchmark, the MSCI EAFE Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries (“RAE International Large Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Fundamental International Model Portfolio contributed to returns relative to the MSCI EAFE Value Index, primarily due to the following:

»

Underweight exposure to, and security selection in, the energy and financials sectors contributed to relative returns, as the sectors underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Overweight exposure to, and security selection in, the consumer discretionary and information technology sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»	Security selection in the industrials sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Holdings of investment grade corporate bonds contributed to returns as spreads tightened.

»	Exposure to intermediate U.S. interest rates contributed to returns where rates decreased

»	Long exposure to the Brazilian real, South African rand, and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

10	PIMCO FUNDAMENTAL INDEX FUNDS

PIMCO RAE PLUS Small Fund

Institutional Class - PCFIX	Class A - PCFAX
I-2 - PCCPX	Class C - PCFEX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

Short-Term Instruments‡	36.8%

U.S. Treasury Obligations	24.1%

U.S. Government Agencies	15.3%

Asset-Backed Securities	10.6%

Corporate Bonds & Notes	7.1%

Non-Agency Mortgage-Backed Securities	5.4%

Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (09/30/11)
PIMCO RAE PLUS Small Fund Institutional Class	34.82%	(12.91)%	5.92%	10.94%
PIMCO RAE PLUS Small Fund I-2	34.74%	(12.99)%	5.82%	10.84%
PIMCO RAE PLUS Small Fund Class A	34.35%	(13.28)%	5.55%	10.53%
PIMCO RAE PLUS Small Fund Class A (adjusted)	29.22%	(16.53)%	4.75%	10.07%
PIMCO RAE PLUS Small Fund Class C	33.95%	(13.90)%	4.75%	9.72%
PIMCO RAE PLUS Small Fund Class C (adjusted)	32.95%	(14.67)%	4.75%	9.72%
Russell 2000® Value Index	21.95%	(14.88)%	4.11%	8.65%
Russell 2000® Index	31.60%	0.39%	8.00%	11.44%
Lipper Small-Cap Value Funds Average	25.92%	(15.27)%	2.72%	8.00%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.93% for the Institutional Class shares, 1.03% for I-2 shares, 1.28% for Class A shares and 2.03% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE PLUS Small Fund seeks total return which exceeds that of its benchmark, the Russell 2000® Value Index, under normal circumstances by obtaining exposure to a portfolio of stocks of U.S. small companies (“RAE US Small Model Portfolio”), and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The stocks are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE US Small Model Portfolio. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s exposure to the RAE Fundamental US Small Model Portfolio contributed to returns relative to the Russell 2000 Value Index, primarily due to the following:

»

Overweight exposure to, and security selection in, the consumer discretionary and industrials sectors contributed to relative returns, as the sectors and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the financial sector contributed to relative returns, as the sector underperformed the benchmark index and the Fund’s holdings outperformed the benchmark index.

»

Underweight exposure to, and security selection in, the health care sector detracted from relative returns, as the sector outperformed the benchmark index and the Fund’s holdings underperformed the benchmark index.

»	Security selection in the energy sector detracted from relative returns, as the Fund’s holdings underperformed the benchmark index.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these securities increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Holdings of investment grade corporate bonds contributed to returns as spreads tightened.

»	Long exposure to the Brazilian real, South African rand and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the Fund’s holding period.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO RAE Worldwide Long/Short PLUS Fund

Institutional Class - PWLIX	Class A - PWLBX
I-2 - PWLMX	Class C - PWLEX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Allocation Breakdown as of September 30, 2020†§

U.S. Treasury Obligations	29.7%

Short-Term Instruments‡	20.8%

U.S. Government Agencies	19.3%

Corporate Bonds & Notes	12.9%

Asset-Backed Securities	8.5%

Non-Agency Mortgage-Backed Securities	8.0%

Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (12/04/14)
PIMCO RAE Worldwide Long/Short PLUS Fund Institutional Class	3.39%	(14.29)%	4.01%	1.64%
PIMCO RAE Worldwide Long/Short PLUS Fund I-2	3.44%	(14.38)%	3.92%	1.55%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A	3.19%	(14.75)%	3.59%	1.23%
PIMCO RAE Worldwide Long/Short PLUS Fund Class A (adjusted)	(2.53)%	(19.42)%	2.43%	0.25%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C	2.84%	(15.24)%	2.85%	0.50%
PIMCO RAE Worldwide Long/Short PLUS Fund Class C (adjusted)	1.88%	(16.01)%	2.85%	0.50%
3 Month USD LIBOR	0.44%	1.46%	1.51%	1.33%♦
Lipper Alternative Long/Short Equity Funds Average	13.15%	1.99%	4.27%	3.11%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average cumulative total return since 11/30/2014.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 5.50% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end, were 1.28% for the Institutional Class shares, 1.38% for I-2 shares, 1.68% for Class A shares, and 2.43% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO RAE Worldwide Long/Short PLUS Fund seeks long-term capital appreciation, consistent with prudent investment management, under normal circumstances by obtaining long exposure to three separate stock portfolios representing developed and developing markets, short exposure to corresponding capitalization-weighted equity indexes, and complementing this equity exposure with absolute return bond alpha strategy (“AR Bond Alpha Strategy”). The Fund normally will obtain long exposure to the RAE Low Volatility US Model Portfolio, RAE Low Volatility International Model Portfolio and the RAE Low Volatility Emerging Markets Model Portfolio (each, a “RAE Model Portfolio,” and collectively, the “RAE Model Portfolios”). The stocks comprising the RAE Model Portfolios are selected by the Fund’s sub-adviser, Research Affiliates, LLC, from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE Model Portfolios and short positions in swaps and futures are used to obtain exposure to capitalization-weighted indexes. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	The Fund’s net long exposure to global equities contributed to returns primarily due to the following:

»	Global equities benefitted from rising global equity markets as the MSCI All Country World Index returned 28.91%.

»	Hedging non-U.S. currency risk in the portfolio’s long/short equity strategy detracted from performance as the U.S. dollar weakened relative to most major currencies.

»	The Fund’s bond alpha strategy contributed to returns, primarily due to the following:

»	Holdings of non-Agency mortgage-backed securities contributed to returns as the values of these bonds increased.

»	Exposure to U.S. Treasury Inflation Protected Securities breakeven inflation securities contributed to returns as inflation expectations increased.

»	Holdings of investment grade corporate bonds contributed to returns as spreads tightened.

»	Long exposure to the Brazilian real, South African rand, and Mexican peso detracted from returns as these currencies depreciated relative to the U.S. dollar over the fund’s holding period.

12	PIMCO FUNDAMENTAL INDEX FUNDS

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class	$1,000.00	$977.40	$4.61	$1,000.00	$1,020.41	$4.71	0.93%
Class A	1,000.00	974.80	6.58	1,000.00	1,018.40	6.73	1.33

PIMCO RAE PLUS Fund
Institutional Class	$1,000.00	$1,293.20	$4.60	$1,000.00	$1,021.06	$4.05	0.80%
I-2	1,000.00	1,290.70	5.17	1,000.00	1,020.56	4.56	0.90
I-3	1,000.00	1,291.30	5.46	1,000.00	1,020.31	4.81	0.95
Administrative Class	1,000.00	1,289.80	6.03	1,000.00	1,019.80	5.32	1.05
Class A	1,000.00	1,289.90	6.89	1,000.00	1,019.05	6.07	1.20
Class C	1,000.00	1,284.10	11.17	1,000.00	1,015.29	9.85	1.95

PIMCO RAE PLUS EMG Fund
Institutional Class	$1,000.00	$1,280.10	$6.92	$1,000.00	$1,019.00	$6.12	1.21%
I-2	1,000.00	1,280.40	7.49	1,000.00	1,018.50	6.63	1.31
Class A	1,000.00	1,277.40	9.19	1,000.00	1,017.00	8.14	1.61
Class C	1,000.00	1,273.30	13.45	1,000.00	1,013.24	11.91	2.36

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Expense Examples (Cont.)

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO RAE PLUS International Fund
Institutional Class	$1,000.00	$1,207.20	$4.59	$1,000.00	$1,020.91	$4.20	0.83%
I-2	1,000.00	1,205.60	5.14	1,000.00	1,020.41	4.71	0.93
Class A	1,000.00	1,204.70	6.52	1,000.00	1,019.15	5.97	1.18

PIMCO RAE PLUS Small Fund
Institutional Class	$1,000.00	$1,348.20	$5.00	$1,000.00	$1,020.81	$4.31	0.85%
I-2	1,000.00	1,347.40	5.59	1,000.00	1,020.31	4.81	0.95
Class A	1,000.00	1,343.50	7.05	1,000.00	1,019.05	6.07	1.20
Class C	1,000.00	1,339.50	11.44	1,000.00	1,015.29	9.85	1.95

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class	$1,000.00	$1,033.90	$6.32	$1,000.00	$1,018.85	$6.28	1.24%
I-2	1,000.00	1,034.40	6.83	1,000.00	1,018.35	6.78	1.34
Class A	1,000.00	1,031.90	8.35	1,000.00	1,016.85	8.29	1.64
Class C	1,000.00	1,028.40	12.15	1,000.00	1,013.09	12.06	2.39

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

14	PIMCO FUNDAMENTAL INDEX FUNDS

Benchmark Descriptions

Index*	Benchmark Description

3 Month USD LIBOR	The 3 Month USD LIBOR (London Interbank Offered Rate) is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money (3 months) in England’s Eurodollar market.

MSCI EAFE Index	MSCI EAFE Index is an unmanaged index designed to represent the performance of large and mid-cap securities across 21 developed markets, including countries in Europe, Australasia and the Far East, excluding the U.S. and Canada.

MSCI EAFE Value Index	The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

MSCI Emerging Markets Index	The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

MSCI Emerging Markets Value Index	The MSCI Emerging Markets Value Index captures large and mid-cap securities exhibiting overall value style characteristics across a group of emerging markets countries. The value investment style characteristics for index construction of the MSCI Emerging Markets Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.

Russell 1000® Value Index	The Russell 1000® Value Index measures the performance of large and midcapitalization value sectors of the U.S. equity market, as defined by FTSE Russell. The Russell 1000® Value Index is a subset of the Russell 1000® Index, which measures the performance of the large and mid-capitalization sector of the U.S. equity market.

Russell 2000® Index	Russell 2000® Index is composed of 2,000 of the smallest companies in the Russell 3000® Index and is considered to be representative of the small cap market in general.

Russell 2000® Value Index	The Russell 2000® Value Index measures the performance of the small-capitalization value sector of the U.S. equity market, as defined by FTSE Russell. The Russell 2000® Value Index is a subset of the Russell 2000® Index.

S&P 500 Index	S&P 500 Index is an unmanaged market index generally considered representative of the stock market as a whole. The Index focuses on the large-cap segment of the U.S. equities market.

*It	is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE Fundamental Advantage PLUS Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.58	$0.03	$(0.22)	$(0.19)	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	9.84	0.21	(1.47)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	10.12	0.20	(0.42)	(0.22)	(0.06)	0.00	0.00	(0.06)

03/31/2018	10.24	0.18	(0.19)	(0.01)	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.70	0.31	0.23	0.54	0.00	0.00	0.00	0.00

03/31/2016~	10.86	0.23	(0.86)	(0.63)	(0.53)	0.00	0.00	(0.53)
Class A

04/01/2020 - 09/30/2020+	8.35	0.02	(0.23)	(0.21)	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.61	0.18	(1.44)	(1.26)	0.00	0.00	0.00	0.00

03/31/2019	9.89	0.16	(0.41)	(0.25)	(0.03)	0.00	0.00	(0.03)

03/31/2018	10.02	0.14	(0.19)	(0.05)	(0.08)	0.00	0.00	(0.08)

03/31/2017	9.53	0.26	0.23	0.49	0.00	0.00	0.00	0.00

03/31/2016~	10.71	0.19	(0.87)	(0.68)	(0.50)	0.00	0.00	(0.50)

PIMCO RAE PLUS Fund
Institutional Class

04/01/2020 - 09/30/2020+	$4.64	$0.05	$1.30	$1.35	$(0.28)	$0.00	$0.00	$(0.28)

03/31/2020	7.00	0.18	(1.44)	(1.26)	(0.18)	(0.91)	(0.01)	(1.10)

03/31/2019	7.50	0.17	0.14	0.31	(0.10)	(0.71)	0.00	(0.81)

03/31/2018	7.28	0.12	0.73	0.85	(0.50)	(0.13)	0.00	(0.63)

03/31/2017	5.93	0.15	1.20	1.35	0.00	0.00	0.00	0.00

03/31/2016	6.56	0.11	(0.39)	(0.28)	(0.19)	(0.16)	0.00	(0.35)
I-2

04/01/2020 - 09/30/2020+	4.60	0.05	1.27	1.32	(0.27)	0.00	0.00	(0.27)

03/31/2020	6.95	0.17	(1.43)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

03/31/2019	7.45	0.16	0.14	0.30	(0.09)	(0.71)	0.00	(0.80)

03/31/2018	7.23	0.11	0.73	0.84	(0.49)	(0.13)	0.00	(0.62)

03/31/2017	5.90	0.14	1.19	1.33	0.00	0.00	0.00	0.00

03/31/2016	6.52	0.10	(0.38)	(0.28)	(0.18)	(0.16)	0.00	(0.34)
I-3

04/01/2020 - 09/30/2020+	4.59	0.05	1.27	1.32	(0.27)	0.00	0.00	(0.27)

03/31/2020	6.94	0.16	(1.42)	(1.26)	(0.17)	(0.91)	(0.01)	(1.09)

04/27/2018 - 03/31/2019	7.59	0.14	0.02	0.16	(0.10)	(0.71)	0.00	(0.81)
Administrative Class

04/01/2020 - 09/30/2020+	4.50	0.05	1.24	1.29	(0.27)	0.00	0.00	(0.27)

03/31/2020	6.82	0.15	(1.39)	(1.24)	(0.16)	(0.91)	(0.01)	(1.08)

03/31/2019	7.33	0.14	0.14	0.28	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	7.13	0.10	0.71	0.81	(0.48)	(0.13)	0.00	(0.61)

03/31/2017	5.82	0.12	1.19	1.31	0.00	0.00	0.00	0.00

03/31/2016	6.43	0.09	(0.38)	(0.29)	(0.16)	(0.16)	0.00	(0.32)
Class A

04/01/2020 - 09/30/2020+	4.35	0.04	1.21	1.25	(0.27)	0.00	0.00	(0.27)

03/31/2020	6.63	0.14	(1.35)	(1.21)	(0.15)	(0.91)	(0.01)	(1.07)

03/31/2019	7.15	0.13	0.14	0.27	(0.08)	(0.71)	0.00	(0.79)

03/31/2018	6.96	0.09	0.70	0.79	(0.47)	(0.13)	0.00	(0.60)

03/31/2017	5.70	0.12	1.14	1.26	0.00	0.00	0.00	0.00

03/31/2016	6.32	0.08	(0.37)	(0.29)	(0.17)	(0.16)	0.00	(0.33)
Class C

04/01/2020 - 09/30/2020+	3.89	0.02	1.07	1.09	(0.25)	0.00	0.00	(0.25)

03/31/2020	6.04	0.08	(1.20)	(1.12)	(0.11)	(0.91)	(0.01)	(1.03)

03/31/2019	6.61	0.07	0.12	0.19	(0.05)	(0.71)	0.00	(0.76)

03/31/2018	6.48	0.03	0.66	0.69	(0.43)	(0.13)	0.00	(0.56)

03/31/2017	5.35	0.07	1.06	1.13	0.00	0.00	0.00	0.00

03/31/2016	5.96	0.04	(0.35)	(0.31)	(0.14)	(0.16)	0.00	(0.30)

16	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.35	(2.26)%	$1,470,106	0.93	%*	0.93	%*	0.89	%*	0.89	%*	0.82	%*	199%

8.58	(12.80)	1,591,563	0.96		0.96		0.89		0.89		2.21		455

9.84	(2.23)	1,591,337	0.98		0.98		0.89		0.89		2.04		408

10.12	(0.07)	1,450,180	0.96		0.96		0.89		0.89		1.80		137

10.24	5.57	382,282	0.95		0.95		0.89		0.89		3.09		398

9.70	(4.86)	535,687	0.94		0.94		0.89		0.89		2.20		602

8.11	(2.52)	4,281	1.33	*	1.33	*	1.29	*	1.29	*	0.41	*	199

8.35	(13.11)	4,987	1.36		1.36		1.29		1.29		1.90		455

9.61	(2.58)	9,366	1.38		1.38		1.29		1.29		1.63		408

9.89	(0.51)	12,585	1.36		1.36		1.29		1.29		1.47		137

10.02	5.14	9,554	1.35		1.35		1.29		1.29		2.62		398

9.53	(5.42)	21,009	1.34		1.34		1.29		1.29		1.86		602

$5.71	29.32%	$454,639	0.80	%*	0.80	%*	0.79	%*	0.79	%*	1.99	%*	170%

4.64	(22.56)	291,485	0.87		0.87		0.79		0.79		2.58		441

7.00	4.65	491,771	0.93		0.93		0.79		0.79		2.24		399

7.50	11.89	456,567	0.85		0.85		0.79		0.79		1.64		150

7.28	22.77	459,719	0.86		0.86		0.79		0.79		2.33		552

5.93	(4.33)	440,025	0.83		0.83		0.79		0.79		1.80		501

5.65	29.07	200,264	0.90	*	0.90	*	0.89	*	0.89	*	1.86	*	170

4.60	(22.63)	202,721	0.97		0.97		0.89		0.89		2.46		441

6.95	4.64	296,026	1.03		1.03		0.89		0.89		2.14		399

7.45	11.88	261,970	0.95		0.95		0.89		0.89		1.54		150

7.23	22.54	261,947	0.96		0.96		0.89		0.89		2.21		552

5.90	(4.29)	225,311	0.93		0.93		0.89		0.89		1.69		501

5.64	29.13	5,562	0.95	*	1.00	*	0.94	*	0.99	*	1.89	*	170

4.59	(22.67)	3,142	1.02		1.07		0.94		0.99		2.33		441

6.94	2.68	1,890	1.08	*	1.13	*	0.94	*	0.99	*	2.11	*	399

5.52	28.98	3,556	1.05	*	1.05	*	1.04	*	1.04	*	1.72	*	170

4.50	(22.74)	3,157	1.12		1.12		1.04		1.04		2.30		441

6.82	4.46	5,213	1.18		1.18		1.04		1.04		1.98		399

7.33	11.61	33,453	1.10		1.10		1.04		1.04		1.40		150

7.13	22.51	30,644	1.11		1.11		1.04		1.04		1.84		552

5.82	(4.49)	7,463	1.08		1.08		1.04		1.04		1.48		501

5.33	28.99	391,321	1.20	*	1.20	*	1.19	*	1.19	*	1.57	*	170

4.35	(22.88)	367,647	1.27		1.27		1.19		1.19		2.17		441

6.63	4.34	649,864	1.33		1.33		1.19		1.19		1.84		399

7.15	11.60	692,730	1.25		1.25		1.19		1.19		1.26		150

6.96	22.11	439,747	1.26		1.26		1.19		1.19		1.95		552

5.70	(4.63)	462,967	1.23		1.23		1.19		1.19		1.43		501

4.73	28.41	145,132	1.95	*	1.95	*	1.94	*	1.94	*	0.80	*	170

3.89	(23.52)	154,295	2.02		2.02		1.94		1.94		1.43		441

6.04	3.53	281,900	2.08		2.08		1.94		1.94		1.09		399

6.61	10.81	317,393	2.00		2.00		1.94		1.94		0.49		150

6.48	21.12	355,721	2.01		2.01		1.94		1.94		1.19		552

5.35	(5.26)	355,308	1.98		1.98		1.94		1.94		0.69		501

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS EMG Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.81	$0.08	$1.83	$1.91	$(0.44)	$0.00	$0.00	$(0.44)

03/31/2020	9.94	0.21	(3.30)	(3.09)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.33	0.18	(1.28)	(1.10)	(0.29)	0.00	0.00	(0.29)

03/31/2018	10.35	0.16	1.77	1.93	(0.95)	0.00	0.00	(0.95)

03/31/2017	7.83	0.20	2.73	2.93	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.17	(1.78)	(1.61)	0.00	0.00	0.00	0.00
I-2

04/01/2020 - 09/30/2020+	6.80	0.08	1.83	1.91	(0.44)	0.00	0.00	(0.44)

03/31/2020	9.94	0.20	(3.30)	(3.10)	0.00	0.00	(0.04)	(0.04)

03/31/2019	11.31	0.18	(1.28)	(1.10)	(0.27)	0.00	0.00	(0.27)

03/31/2018	10.33	0.15	1.76	1.91	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.83	0.20	2.71	2.91	(0.41)	0.00	0.00	(0.41)

03/31/2016	9.44	0.16	(1.77)	(1.61)	0.00	0.00	0.00	0.00
Class A

04/01/2020 - 09/30/2020+	6.72	0.07	1.79	1.86	(0.42)	0.00	0.00	(0.42)

03/31/2020	9.81	0.17	(3.26)	(3.09)	0.00	0.00	(0.00)	0.00

03/31/2019	11.18	0.14	(1.26)	(1.12)	(0.25)	0.00	0.00	(0.25)

03/31/2018	10.23	0.12	1.74	1.86	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.76	0.17	2.69	2.86	(0.39)	0.00	0.00	(0.39)

03/31/2016	9.39	0.13	(1.76)	(1.63)	0.00	0.00	0.00	0.00
Class C

04/01/2020 - 09/30/2020+	6.46	0.04	1.73	1.77	(0.40)	0.00	0.00	(0.40)

03/31/2020	9.50	0.10	(3.14)	(3.04)	0.00	0.00	(0.00)	0.00

03/31/2019	10.87	0.07	(1.24)	(1.17)	(0.20)	0.00	0.00	(0.20)

03/31/2018	9.98	0.03	1.71	1.74	(0.85)	0.00	0.00	(0.85)

03/31/2017	7.59	0.10	2.63	2.73	(0.34)	0.00	0.00	(0.34)

03/31/2016	9.25	0.07	(1.73)	(1.66)	0.00	0.00	0.00	0.00

PIMCO RAE PLUS International Fund
Institutional Class

04/01/2020 - 09/30/2020+	$5.10	$0.03	$1.03	$1.06	$(0.34)	$0.00	$0.00	$(0.34)

03/31/2020	7.09	0.18	(1.97)	(1.79)	(0.20)	0.00	0.00	(0.20)

03/31/2019	9.63	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.04	0.17	1.35	1.52	(0.93)	0.00	0.00	(0.93)

03/31/2017	7.48	0.22	1.44	1.66	(0.10)	0.00	0.00	(0.10)

03/31/2016	8.95	0.16	(1.40)	(1.24)	(0.23)	0.00	0.00	(0.23)
I-2

04/01/2020 - 09/30/2020+	5.08	0.05	1.00	1.05	(0.34)	0.00	0.00	(0.34)

03/31/2020	7.08	0.18	(1.99)	(1.81)	(0.19)	0.00	0.00	(0.19)

03/31/2019	9.62	0.25	(0.97)	(0.72)	(1.82)	0.00	0.00	(1.82)

03/31/2018	9.03	0.17	1.34	1.51	(0.92)	0.00	0.00	(0.92)

03/31/2017	7.47	0.23	1.42	1.65	(0.09)	0.00	0.00	(0.09)

03/31/2016	8.93	0.14	(1.39)	(1.25)	(0.21)	0.00	0.00	(0.21)
Class A

04/01/2020 - 09/30/2020+	5.08	0.02	1.02	1.04	(0.33)	0.00	0.00	(0.33)

03/31/2020	7.07	0.17	(1.98)	(1.81)	(0.18)	0.00	0.00	(0.18)

03/31/2019	9.60	0.23	(0.96)	(0.73)	(1.80)	0.00	0.00	(1.80)

03/31/2018	9.03	0.16	1.32	1.48	(0.91)	0.00	0.00	(0.91)

03/31/2017	7.47	0.21	1.42	1.63	(0.07)	0.00	0.00	(0.07)

03/31/2016	8.95	0.14	(1.41)	(1.27)	(0.21)	0.00	0.00	(0.21)

PIMCO RAE PLUS Small Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.61	$0.05	$2.22	$2.27	$(0.84)	$0.00	$0.00	$(0.84)

03/31/2020	10.41	0.22	(3.80)	(3.58)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.61	0.23	(0.29)	(0.06)	(0.38)	(0.76)	0.00	(1.14)

03/31/2018	11.60	0.20	0.98	1.18	(0.49)	(0.68)	0.00	(1.17)

03/31/2017	8.82	0.29	2.55	2.84	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.39	0.25	(1.51)	(1.26)	(0.39)	(1.92)	0.00	(2.31)

18	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.28	28.01%	$1,171,572	1.21	%*	1.21	%*	1.15	%*	1.15	%*	2.12	%*	192%

6.81	(31.23)	1,759,028	1.36		1.36		1.15		1.15		2.18		420

9.94	(9.71)	3,110,824	1.25		1.25		1.15		1.15		1.82		339

11.33	19.48	2,496,352	1.18		1.18		1.15		1.15		1.46		87

10.35	38.26	1,219,248	1.27		1.27		1.15		1.15		2.29		368

7.83	(17.06)	1,973,502	1.17		1.17		1.15		1.15		2.02		482

8.27	28.04	6,260	1.31	*	1.31	*	1.25	*	1.25	*	2.06	*	192

6.80	(31.36)	6,064	1.46		1.46		1.25		1.25		2.04		420

9.94	(9.69)	21,706	1.35		1.35		1.25		1.25		1.72		339

11.31	19.30	53,041	1.28		1.28		1.25		1.25		1.39		87

10.33	38.01	41,744	1.37		1.37		1.25		1.25		2.06		368

7.83	(17.06)	7,589	1.27		1.27		1.25		1.25		1.90		482

8.16	27.74	8,302	1.61	*	1.61	*	1.55	*	1.55	*	1.81	*	192

6.72	(31.50)	7,351	1.76		1.76		1.55		1.55		1.78		420

9.81	(10.02)	17,935	1.65		1.65		1.55		1.55		1.42		339

11.18	18.97	25,707	1.58		1.58		1.55		1.55		1.10		87

10.23	37.61	7,396	1.67		1.67		1.55		1.55		1.83		368

7.76	(17.36)	4,026	1.57		1.57		1.55		1.55		1.55		482

7.83	27.33	1,184	2.36	*	2.36	*	2.30	*	2.30	*	1.05	*	192

6.46	(32.00)	1,326	2.51		2.51		2.30		2.30		1.06		420

9.50	(10.77)	3,331	2.40		2.40		2.30		2.30		0.67		339

10.87	18.13	4,657	2.33		2.33		2.30		2.30		0.31		87

9.98	36.57	2,268	2.42		2.42		2.30		2.30		1.10		368

7.59	(17.95)	1,618	2.32		2.32		2.30		2.30		0.89		482

$5.82	20.72%	$1,680,723	0.83	%*	0.83	%*	0.82	%*	0.82	%*	0.96	%*	288%

5.10	(26.10)	702,304	0.87		0.87		0.82		0.82		2.61		462

7.09	(7.10)	380,912	1.09		1.09		0.83		0.83		3.10		366

9.63	16.94	557,862	0.94		0.94		0.82		0.82		1.77		144

9.04	22.36	942,949	0.87		0.87		0.82		0.82		2.66		250

7.48	(14.06)	619,564	0.83		0.83		0.82		0.82		1.89		465

5.79	20.56	403	0.93	*	0.93	*	0.92	*	0.92	*	1.59	*	288

5.08	(26.35)	283	0.97		0.97		0.92		0.92		2.58		462

7.08	(7.18)	4,720	1.19		1.19		0.93		0.93		3.06		366

9.62	16.88	3,958	1.04		1.04		0.92		0.92		1.71		144

9.03	22.30	4,830	0.97		0.97		0.92		0.92		2.83		250

7.47	(14.14)	3,777	0.93		0.93		0.92		0.92		1.72		465

5.79	20.47	7,660	1.18	*	1.18	*	1.17	*	1.17	*	0.67	*	288

5.08	(26.39)	4,740	1.22		1.22		1.17		1.17		2.36		462

7.07	(7.31)	9,292	1.44		1.44		1.18		1.18		2.85		366

9.60	16.44	9,481	1.29		1.29		1.17		1.17		1.65		144

9.03	22.01	3,142	1.22		1.22		1.17		1.17		2.57		250

7.47	(14.37)	2,727	1.18		1.18		1.17		1.17		1.70		465

$8.04	34.82%	$779,806	0.85	%*	0.85	%*	0.84	%*	0.84	%*	1.34	%*	202%

6.61	(35.18)	206,844	0.93		0.93		0.84		0.84		2.19		468

10.41	(0.37)	137,253	0.92		0.92		0.84		0.84		1.99		405

11.61	10.35	81,039	0.89		0.89		0.84		0.84		1.66		141

11.60	32.15	65,475	0.88		0.88		0.84		0.84		2.83		352

8.82	(10.27)	47,436	0.87		0.87		0.84		0.84		2.26		526

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO RAE PLUS Small Fund (Cont.)
I-2

04/01/2020 - 09/30/2020+	$6.59	$0.05	$2.21	$2.26	$(0.84)	$0.00	$0.00	$(0.84)

03/31/2020	10.38	0.21	(3.78)	(3.57)	(0.22)	0.00	0.00	(0.22)

03/31/2019	11.58	0.22	(0.29)	(0.07)	(0.37)	(0.76)	0.00	(1.13)

03/31/2018	11.57	0.18	0.99	1.17	(0.48)	(0.68)	0.00	(1.16)

03/31/2017	8.81	0.27	2.55	2.82	(0.06)	0.00	0.00	(0.06)

03/31/2016	12.38	0.25	(1.53)	(1.28)	(0.37)	(1.92)	0.00	(2.29)
Class A

04/01/2020 - 09/30/2020+	6.55	0.04	2.18	2.22	(0.83)	0.00	0.00	(0.83)

03/31/2020	10.31	0.19	(3.76)	(3.57)	(0.19)	0.00	0.00	(0.19)

03/31/2019	11.51	0.19	(0.28)	(0.09)	(0.35)	(0.76)	0.00	(1.11)

03/31/2018	11.52	0.16	0.97	1.13	(0.46)	(0.68)	0.00	(1.14)

03/31/2017	8.77	0.25	2.53	2.78	(0.03)	0.00	0.00	(0.03)

03/31/2016	12.34	0.21	(1.51)	(1.30)	(0.35)	(1.92)	0.00	(2.27)
Class C

04/01/2020 - 09/30/2020+	6.40	0.01	2.13	2.14	(0.80)	0.00	0.00	(0.80)

03/31/2020	10.11	0.11	(3.68)	(3.57)	(0.14)	0.00	0.00	(0.14)

03/31/2019	11.32	0.10	(0.28)	(0.18)	(0.27)	(0.76)	0.00	(1.03)

03/31/2018	11.34	0.06	0.97	1.03	(0.37)	(0.68)	0.00	(1.05)

03/31/2017	8.68	0.20	2.46	2.66	0.00	0.00	0.00	0.00

03/31/2016	12.27	0.15	(1.52)	(1.37)	(0.30)	(1.92)	0.00	(2.22)

PIMCO RAE Worldwide Long/Short PLUS Fund
Institutional Class

04/01/2020 - 09/30/2020+	$8.21	$0.05	$0.24	$0.29	$(0.60)	$0.00	$0.00	$(0.60)

03/31/2020	10.23	0.21	(1.64)	(1.43)	(0.59)	0.00	0.00	(0.59)

03/31/2019	9.51	0.17	0.68	0.85	(0.13)	0.00	0.00	(0.13)

03/31/2018	10.02	0.16	0.39	0.55	(1.06)	0.00	0.00	(1.06)

03/31/2017	9.33	0.22	0.87	1.09	(0.40)	0.00	0.00	(0.40)

03/31/2016	9.82	0.15	(0.33)	(0.18)	(0.31)	0.00	0.00	(0.31)
I-2

04/01/2020 - 09/30/2020+	8.20	0.05	0.24	0.29	(0.59)	0.00	0.00	(0.59)

08/23/2019 - 03/31/2020	9.95	0.09	(1.43)	(1.34)	(0.41)	0.00	0.00	(0.41)
Class A

04/01/2020 - 09/30/2020+	8.18	0.04	0.23	0.27	(0.58)	0.00	0.00	(0.58)

08/23/2019 - 03/31/2020	9.95	0.08	(1.44)	(1.36)	(0.41)	0.00	0.00	(0.41)
Class C

04/01/2020 - 09/30/2020+	8.18	0.01	0.23	0.24	(0.55)	0.00	0.00	(0.55)

08/23/2019 - 03/31/2020	9.95	0.03	(1.43)	(1.40)	(0.37)	0.00	0.00	(0.37)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
~	A one for three reverse share split, effective August 7, 2015, has been retroactively applied.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

20	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.01	34.74%	$4,647	0.95	%*	0.95	%*	0.94	%*	0.94	%*	1.25	%*	202%

6.59	(35.23)	3,631	1.03		1.03		0.94		0.94		2.09		468

10.38	(0.46)	5,079	1.02		1.02		0.94		0.94		1.91		405

11.58	10.26	2,938	0.99		0.99		0.94		0.94		1.54		141

11.57	32.00	3,584	0.98		0.98		0.94		0.94		2.52		352

8.81	(10.40)	1,389	0.97		0.97		0.94		0.94		2.21		526

7.94	34.35	8,338	1.20	*	1.20	*	1.19	*	1.19	*	0.99	*	202

6.55	(35.32)	7,440	1.28		1.28		1.19		1.19		1.85		468

10.31	(0.70)	15,655	1.27		1.27		1.19		1.19		1.66		405

11.51	9.90	10,296	1.24		1.24		1.19		1.19		1.34		141

11.52	31.73	3,861	1.23		1.23		1.19		1.19		2.42		352

8.77	(10.63)	2,252	1.22		1.22		1.19		1.19		1.93		526

7.74	33.95	1,684	1.95	*	1.95	*	1.94	*	1.94	*	0.24	*	202

6.40	(35.86)	1,635	2.03		2.03		1.94		1.94		1.13		468

10.11	(1.45)	3,581	2.02		2.02		1.94		1.94		0.91		405

11.32	9.20	2,713	1.99		1.99		1.94		1.94		0.55		141

11.34	30.65	2,928	1.98		1.98		1.94		1.94		2.00		352

8.68	(11.24)	4,017	1.97		1.97		1.94		1.94		1.39		526

$7.90	3.39%	$1,144,064	1.24	%*	1.24	%*	1.19	%*	1.19	%*	1.29	%*	152%

8.21	(14.91)	1,370,195	1.28		1.28		1.19		1.19		2.13		407

10.23	8.94	1,715,801	1.28		1.28		1.19		1.19		1.72		337

9.51	5.35	1,028,520	1.23		1.23		1.19		1.19		1.62		168

10.02	11.92	1,379,963	1.22		1.22		1.19		1.19		2.26		231

9.33	(1.76)	1,892,173	1.22		1.22		1.19		1.19		1.56		529

7.90	3.44	14,582	1.34	*	1.34	*	1.29	*	1.29	*	1.28	*	152

8.20	(14.21)	22,341	1.38	*	1.38	*	1.29	*	1.29	*	1.59	*	407

7.87	3.19	26,915	1.64	*	1.64	*	1.59	*	1.59	*	0.98	*	152

8.18	(14.38)	36,705	1.68	*	1.68	*	1.59	*	1.59	*	1.32	*	407

7.87	2.84	18,665	2.39	*	2.39	*	2.34	*	2.34	*	0.23	*	152

8.18	(14.68)	24,912	2.43	*	2.43	*	2.34	*	2.34	*	0.56	*	407

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Assets:

Investments, at value
Investments in securities*	$1,335,013	$1,411,537	$1,083,863	$1,319,471
Investments in Affiliates	455,463	35,849	417,979	627,818
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,113	3,753	2,766	2,019
Over the counter	85,918	52,867	38,284	109,490
Cash	6	6	4	8
Deposits with counterparty	3,489	2,629	1,298	2,015
Foreign currency, at value	6,858	9,688	7,920	4,757
Receivable for investments sold	27,238	12,947	17,952	5,552
Receivable for TBA investments sold	230,952	314,322	491,729	455,323
Receivable for Fund shares sold	0	128	1,269	310
Interest and/or dividends receivable	4,077	3,841	2,634	3,552
Dividends receivable from Affiliates	126	25	99	195
Other assets	33	19	30	9
Total Assets	2,152,286	1,847,611	2,065,827	2,530,519

Liabilities:

Borrowings & Other Financing Transactions
Payable for sale-buyback transactions	$0	$3,545	$34,745	$0
Payable for short sales	24,837	13,572	17,945	9,566
Financial Derivative Instruments
Exchange-traded or centrally cleared	2,544	2,774	1,283	664
Over the counter	140,500	98,582	110,894	66,681
Payable for investments purchased	7,162	11,756	16,945	12,549
Payable for investments in Affiliates purchased	126	25	99	195
Payable for TBA investments purchased	483,035	508,242	690,203	695,720
Deposits from counterparty	15,558	4,677	5,009	55,207
Payable for Fund shares redeemed	3,029	2,879	283	43
Accrued investment advisory fees	796	544	812	768
Accrued supervisory and administrative fees	311	337	288	338
Accrued distribution fees	0	92	1	0
Accrued servicing fees	1	112	2	2
Total Liabilities	677,899	647,137	878,509	841,733

Net Assets	$1,474,387	$1,200,474	$1,187,318	$1,688,786

Net Assets Consist of:

Paid in capital	$2,498,692	$1,196,885	$1,487,160	$1,590,893
Distributable earnings (accumulated loss)	(1,024,305)	3,589	(299,842)	97,893

Net Assets	$1,474,387	$1,200,474	$1,187,318	$1,688,786

Cost of investments in securities	$1,291,754	$1,305,583	$992,115	$1,268,035
Cost of investments in Affiliates	$455,108	$35,762	$417,978	$626,376
Cost of foreign currency held	$7,136	$10,255	$8,516	$4,778
Proceeds received on short sales	$24,996	$13,662	$17,966	$9,584
Cost or premiums of financial derivative instruments, net	$(407)	$929	$(3,273)	$4,668

* Includes repurchase agreements of:	$513	$908	$517	$171,533

†	A zero balance may reflect actual amounts rounding to less than one thousand.

22	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$615,463	$1,160,056
301,686	270,038

1,049	2,804
94,596	74,561
3	5
951	2,903
2,883	9,866
5,073	20,701
180,131	205,761
2,379	0
1,669	3,534
83	78
3	70
1,205,969	1,750,377

$0	$0
2,767	22,500

381	2,309
7,163	80,805
26,083	13,219
83	78
296,401	408,297
77,508	17,104
540	611
396	947
169	259
1	12
2	10
411,494	546,151

$794,475	$1,204,226

$634,311	$1,404,539
160,164	(200,313)

$794,475	$1,204,226

$588,894	$1,099,299
$301,678	$270,033
$2,920	$10,397
$2,771	$22,635
$438	$6,135

$31,086	$346

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Statements of Assets and Liabilities (Cont.)

	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Net Assets:

Institutional Class	$1,470,106	$454,639	$1,171,572	$1,680,723
I-2	N/A	200,264	6,260	403
I-3	N/A	5,562	N/A	N/A
Administrative Class	N/A	3,556	N/A	N/A
Class A	4,281	391,321	8,302	7,660
Class C	N/A	145,132	1,184	N/A

Shares Issued and Outstanding:

Institutional Class	176,112	79,636	141,467	288,589
I-2	N/A	35,443	757	70
I-3	N/A	986	N/A	N/A
Administrative Class	N/A	644	N/A	N/A
Class A	528	73,480	1,018	1,323
Class C	N/A	30,662	151	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.35	$5.71	$8.28	$5.82
I-2	N/A	5.65	8.27	5.79
I-3	N/A	5.64	N/A	N/A
Administrative Class	N/A	5.52	N/A	N/A
Class A	8.11	5.33	8.16	5.79
Class C	N/A	4.73	7.83	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$779,806	$1,144,064
4,647	14,582
N/A	N/A
N/A	N/A
8,338	26,915
1,684	18,665

97,027	144,804
580	1,846
N/A	N/A
N/A	N/A
1,050	3,419
217	2,372

$8.04	$7.90
8.01	7.90
N/A	N/A
N/A	N/A
7.94	7.87
7.74	7.87

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund

Investment Income:

Interest, net of foreign taxes*	$9,653	$16,657	$22,711	$12,233
Dividends	502	0	381	99
Dividends from Investments in Affiliates	691	220	126	1,281
Total Income	10,846	16,877	23,218	13,613

Expenses:

Investment advisory fees	3,970	3,273	5,928	4,341
Supervisory and administrative fees	1,554	2,051	2,103	1,907
Distribution and/or servicing fees - Administrative Class	N/A	4	N/A	N/A
Distribution fees - Class C	N/A	605	5	N/A
Servicing fees - Class A	6	500	10	7
Servicing fees - Class C	N/A	202	2	N/A
Trustee fees	3	3	4	2
Interest expense	220	90	407	51
Miscellaneous expense	4	14	1	5
Total Expenses	5,757	6,742	8,460	6,313
Waiver and/or Reimbursement by PIMCO	0	(1)	0	0
Net Expenses	5,757	6,741	8,460	6,313

Net Investment Income (Loss)	5,089	10,136	14,758	7,300

Net Realized Gain (Loss):

Investments in securities	37,342	18,551	98,395	15,722
Investments in Affiliates	(1,169)	234	251	193
Exchange-traded or centrally cleared financial derivative instruments	(50,141)	(43,049)	(100,592)	(10,328)
Over the counter financial derivative instruments	(91,368)	86,520	(34,511)	142,241
Short sales	(1,245)	(708)	(1,009)	(769)
Foreign currency	932	518	1,188	914

Net Realized Gain (Loss)	(105,649)	62,066	(36,278)	147,973

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	4,140	34,896	(7,226)	34,773
Investments in Affiliates	1,723	562	(161)	2,616
Exchange-traded or centrally cleared financial derivative instruments	47,930	40,378	87,290	14,308
Over the counter financial derivative instruments	18,815	158,667	334,571	99,063
Short sales	(788)	(450)	(864)	192
Foreign currency assets and liabilities	(900)	(486)	(1,408)	(311)

Net Change in Unrealized Appreciation (Depreciation)	70,920	233,567	412,202	150,641

Net Increase (Decrease) in Net Assets Resulting from Operations	$(29,640)	$305,769	$390,682	$305,914

* Foreign tax withholdings	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

$7,972	$12,526
0	0
293	189
8,265	12,715

2,210	4,708
944	1,302
N/A	N/A
7	83
10	41
2	28
1	3
44	234
0	9
3,218	6,408
0	0
3,218	6,408

5,047	6,307

10,774	34,446
525	(1,582)
(5,408)	(52,810)
118,958	92,930
(251)	(1,056)
(494)	2,213

124,104	74,141

23,244	7,598
27	1,800
3,045	39,053
122,702	(96,784)
63	(669)
(241)	(959)

148,840	(49,961)

$277,991	$30,487

$0	$5

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Changes in Net Assets

	PIMCO RAE Fundamental Advantage PLUS Fund		PIMCO RAE PLUS Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$5,089	$41,767	$10,136	$35,738
Net realized gain (loss)	(105,649)	(290,459)	62,066	(185,405)
Net change in unrealized appreciation (depreciation)	70,920	(30,473)	233,567	(150,396)

Net Increase (Decrease) in Net Assets Resulting from Operations	(29,640)	(279,165)	305,769	(300,063)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(4,984)	0	(20,555)	(66,582)
I-2	N/A	0 (a)	(10,459)	(48,192)
I-3	N/A	N/A	(231)	(531)
Administrative Class	N/A	N/A	(175)	(779)
Class A	(17)	0	(20,089)	(88,245)
Class C	N/A	N/A	(8,491)	(39,875)

Tax basis return of capital
Institutional Class	0	0	0	(702)
I-2	N/A	0 (a)	0	(497)
I-3	N/A	N/A	0	(4)
Administrative Class	N/A	N/A	0	(8)
Class A	0	0	0	(899)
Class C	N/A	N/A	0	(389)

Total Distributions(e)	(5,001)	0	(60,000)	(246,703)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	(87,522)	273,592	(67,742)	(157,451)

Total Increase (Decrease) in Net Assets	(122,163)	(5,573)	178,027	(704,217)

Net Assets:

Beginning of period	1,596,550	1,602,123	1,022,447	1,726,664
End of period	$1,474,387	$1,596,550	$1,200,474	$1,022,447

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 14, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Inception date of I-2 was August 23, 2019.
(c)	Inception date of Class A was August 23, 2019.
(d)	Inception date of Class C was August 23, 2019.
(e)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

28	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

PIMCO RAE PLUS EMG Fund		PIMCO RAE PLUS International Fund		PIMCO RAE PLUS Small Fund		PIMCO RAE Worldwide Long/Short PLUS Fund

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$14,758	$59,037	$7,300	$11,420	$5,047	$3,620	$6,307	$34,854
(36,278)	(446,635)	147,973	(105,782)	124,104	(30,280)	74,141	(415,105)
412,202	(388,620)	150,641	(50,344)	148,840	(38,227)	(49,961)	110,107

390,682	(776,218)	305,914	(144,706)	277,991	(64,887)	30,487	(270,144)

(69,067)	0	(94,635)	(11,213)	(68,492)	(3,080)	(70,021)	(92,731)
(447)	0	(18)	(117)	(468)	(105)	(1,298)	(138	)(b)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
(425)	0	(351)	(171)	(862)	(274)	(2,242)	(148	)(c)
(62)	0	N/A	N/A	(180)	(42)	(1,440)	(87	)(d)

0	(9,931)	0	0	0	0	0	0
0	(71)	0	0	0	0	0	0	(b)
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
0	(0)	0	0	0	0	0	0	(c)
0	(0)	N/A	N/A	0	0	0	0	(d)

(70,001)	(10,002)	(95,004)	(11,501)	(70,002)	(3,501)	(75,001)	(93,104)

(907,132)	(593,807)	770,549	468,610	366,936	126,370	(205,413)	101,600

(586,451)	(1,380,027)	981,459	312,403	574,925	57,982	(249,927)	(261,648)

1,773,769	3,153,796	707,327	394,924	219,550	161,568	1,454,153	1,715,801
$1,187,318	$1,773,769	$1,688,786	$707,327	$794,475	$219,550	$1,204,226	$1,454,153

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.5%

CORPORATE BONDS & NOTES 16.4%

BANKING & FINANCE 12.5%

ABN AMRO Bank NV
4.750% due 07/28/2025		$100	$113

AerCap Ireland Capital DAC
4.450% due 12/16/2021		400	409
4.500% due 05/15/2021		350	357
4.625% due 07/01/2022		400	411

Aircastle Ltd.
5.125% due 03/15/2021		1,600	1,623

Ally Financial, Inc.
4.250% due 04/15/2021		240	244
4.625% due 05/19/2022		140	147

American Tower Corp.
1.000% due 01/15/2032	EUR	2,300	2,689
3.800% due 08/15/2029		$1,123	1,289

Banco Bilbao Vizcaya Argentaria S.A.
0.162% due 04/12/2022 •	EUR	3,000	3,532

Banco del Estado de Chile
4.125% due 10/07/2020		$5,557	5,570

Bank of America Corp.
1.038% (US0003M + 0.790%) due 03/05/2024 ~		801	805

Barclays Bank PLC
7.625% due 11/21/2022 (i)		801	881
10.179% due 06/12/2021		11,565	12,169

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		1,323	1,327
3.200% due 08/10/2021		472	483
4.337% due 01/10/2028		200	223
4.610% due 02/15/2023 •		2,317	2,426
4.972% due 05/16/2029 •		200	234
5.088% due 06/20/2030 •		200	226
5.200% due 05/12/2026		200	222
7.125% due 06/15/2025 •(h)(i)	GBP	882	1,190
7.875% due 03/15/2022 •(h)(i)		$200	206
8.000% due 12/15/2020 •(h)(i)	EUR	2,419	2,870
8.000% due 06/15/2024 •(h)(i)		$200	213

BNP Paribas S.A.
0.129% (EUR003M + 0.620%) due 05/22/2023 ~	EUR	1,900	2,239

BOC Aviation Ltd.
4.000% due 01/25/2024		$200	213

CIT Group, Inc.
4.125% due 03/09/2021		328	329
5.000% due 08/15/2022		232	240

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		3,669	3,690
4.044% due 06/01/2024 •		1,282	1,386

CNH Industrial Capital LLC
4.375% due 11/06/2020		119	119

Cooperatieve Rabobank UA
2.500% due 01/19/2021		591	595
6.625% due 06/29/2021 •(h)(i)	EUR	1,200	1,454

Credit Suisse AG
6.500% due 08/08/2023 (i)		$800	909

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		574	614

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		500	555

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,300	1,524
0.162% (EUR003M + 0.650%) due 09/10/2021 ~		800	936
1.481% (US0003M + 1.230%) due 02/27/2023 ~		$1,123	1,105
3.961% due 11/26/2025 •		3,927	4,179
4.250% due 10/14/2021		9,726	10,003

Discover Bank
4.650% due 09/13/2028		400	471

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equitable Holdings, Inc.
4.350% due 04/20/2028		$2,441	$2,783

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	441	538

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		$1,506	1,484
1.503% (US0003M + 1.270%) due 03/28/2022 ~		558	533
2.826% (US0003M + 2.550%) due 01/07/2021 ~		1,400	1,395
3.087% due 01/09/2023		1,163	1,142
3.550% due 10/07/2022		626	621

General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	200	232
0.789% (US0003M + 0.540%) due 11/06/2020 ~		$200	200
1.530% (US0003M + 1.310%) due 06/30/2022 ~		132	132

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		2,419	2,422
1.856% (US0003M + 1.600%) due 11/29/2023 ~		40	41

GSPA Monetization Trust
6.422% due 10/09/2029		42	48

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		441	448

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		200	199
2.357% due 08/18/2031 •		2,000	1,986
3.000% due 05/29/2030 •	GBP	922	1,271
4.292% due 09/12/2026 •		$472	526

ING Groep NV
5.750% due 11/16/2026 •(h)(i)		200	208

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(h)(i)	EUR	1,003	1,191

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		$1,042	1,051
1.494% (US0003M + 1.230%) due 10/24/2023 ~		119	121
1.514% due 06/01/2024 •		2,500	2,555
2.182% due 06/01/2028 •		4,000	4,179
3.797% due 07/23/2024 •		441	478

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		360	361
2.858% due 03/17/2023 •		2,045	2,103
4.050% due 08/16/2023		1,404	1,524
4.550% due 08/16/2028		801	945
7.500% due 09/27/2025 •(h)(i)		2,539	2,705
7.625% due 06/27/2023 •(h)(i)	GBP	1,660	2,233

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~		$441	445
2.623% due 07/18/2022		2,389	2,478

Morgan Stanley
1.463% (US0003M + 1.220%) due 05/08/2024 ~		81	82

Nationwide Building Society
4.363% due 08/01/2024 •		500	542

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		3,100	3,115
2.875% due 09/19/2026 •	GBP	158	216
4.269% due 03/22/2025 •		$500	544
4.519% due 06/25/2024 •		1,800	1,941
4.892% due 05/18/2029 •		5,642	6,568
5.076% due 01/27/2030 •		200	239
8.000% due 08/10/2025 •(h)(i)		440	489
8.625% due 08/15/2021 •(h)(i)		3,217	3,305

Navient Corp.
5.000% due 10/26/2020		300	300
5.500% due 01/25/2023		81	82

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.875% due 03/25/2021		$200	$202
6.500% due 06/15/2022		447	457
6.625% due 07/26/2021		266	270
7.250% due 01/25/2022		232	239

Nissan Motor Acceptance Corp.
0.923% due 09/28/2022 •		100	97
1.900% due 09/14/2021		572	575
2.600% due 09/28/2022		706	713
2.650% due 07/13/2022		729	737
3.650% due 09/21/2021		497	507

Nomura Holdings, Inc.
1.851% due 07/16/2025		1,600	1,630
2.679% due 07/16/2030		1,900	1,961

OneMain Finance Corp.
5.625% due 03/15/2023		119	124
6.125% due 05/15/2022		266	277
7.750% due 10/01/2021		711	745

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		221	222

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		801	883

Santander UK PLC
2.875% due 06/18/2024		3,513	3,753
4.000% due 03/13/2024		1,500	1,657

SL Green Realty Corp.
4.500% due 12/01/2022		522	545

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		200	202
3.000% due 07/15/2022		300	306

Societe Generale S.A.
1.000% due 04/01/2022	EUR	1,100	1,308
6.750% due 04/07/2021 •(h)(i)		180	214

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		$1,444	1,449

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		2,600	2,651
2.130% due 07/08/2030		4,600	4,683

UBS AG
4.750% due 02/12/2026 •(i)	EUR	1,483	1,761
5.125% due 05/15/2024 (i)		$8,603	9,496
7.625% due 08/17/2022 (i)		1,703	1,897

UBS Group AG
4.125% due 09/24/2025		200	228

UBS Group Funding Switzerland AG
0.199% (EUR003M + 0.700%) due 09/20/2022 ~	EUR	4,100	4,827

UniCredit SpA
6.572% due 01/14/2022		$1,000	1,061
6.750% due 09/10/2021 •(h)(i)	EUR	300	354

Wells Fargo & Co.
2.393% due 06/02/2028 •		$9,300	9,714

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,123	1,412

			183,578

INDUSTRIALS 3.3%

AbbVie, Inc.
2.900% due 11/06/2022		$1,858	1,949
3.600% due 05/14/2025		100	111
5.000% due 12/15/2021		200	209

AutoNation, Inc.
3.350% due 01/15/2021		300	301

BAT Capital Corp.
3.222% due 08/15/2024		40	43

BAT International Finance PLC
3.950% due 06/15/2025		119	132

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		119	119
3.650% due 03/15/2023		206	221

30	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Canadian Pacific Railway Co.
4.500% due 01/15/2022		$81	$85

Centene Corp.
4.750% due 01/15/2025		682	702

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		1,404	1,437
4.464% due 07/23/2022		4,559	4,829
4.908% due 07/23/2025		401	464

Comcast Corp.
3.950% due 10/15/2025		203	233

DAE Funding LLC
5.250% due 11/15/2021		100	102

Daimler Finance North America LLC
0.919% (US0003M + 0.670%) due 11/05/2021 ~		150	150
1.180% (US0003M + 0.900%) due 02/15/2022 ~		2,153	2,165

Dell International LLC
4.420% due 06/15/2021		524	537
4.900% due 10/01/2026		100	113
5.300% due 10/01/2029		300	344
5.850% due 07/15/2025		100	117

Energy Transfer Operating LP
4.250% due 03/15/2023		300	312

Energy Transfer Partners LP
5.000% due 10/01/2022		100	105

Fairstone Financial, Inc.
7.875% due 07/15/2024		281	289

Huntsman International LLC
5.125% due 11/15/2022		300	323

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	800	943

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		722	851

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$1,578	1,669

Imperial Brands Finance PLC
3.500% due 07/26/2026		2,791	3,023
3.875% due 07/26/2029		1,600	1,738

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,163	1,295

Kinder Morgan Energy Partners LP
5.000% due 10/01/2021		$200	207

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		536	538

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,000	1,014
3.522% due 09/17/2025		1,500	1,518
4.345% due 09/17/2027		1,200	1,207
4.810% due 09/17/2030		500	502

ONEOK Partners LP
3.375% due 10/01/2022		300	312

Oracle Corp.
3.850% due 04/01/2060		5,200	6,142

Pernod Ricard S.A.
4.450% due 01/15/2022		300	315

Reynolds American, Inc.
4.000% due 06/12/2022		40	42

Sands China Ltd.
5.125% due 08/08/2025		2,500	2,735
5.400% due 08/08/2028		3,500	3,906

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,300	1,338
3.375% due 07/09/2060		1,300	1,347

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		601	601

Woodside Finance Ltd.
4.600% due 05/10/2021		100	101

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	522	3

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

ZF North America Capital, Inc.
4.500% due 04/29/2022	$150	$154

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,069	1,106
3.550% due 04/01/2025	400	443

		48,442

UTILITIES 0.6%

AT&T, Inc.
1.650% due 02/01/2028	600	602
2.250% due 02/01/2032	700	702

Pacific Gas & Electric Co.
2.500% due 02/01/2031	2,700	2,579

Petrobras Global Finance BV
5.093% due 01/15/2030	541	569

Rio Oil Finance Trust
8.200% due 04/06/2028	475	512

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~	460	461

Sprint Communications, Inc.
6.000% due 11/15/2022	767	827
11.500% due 11/15/2021	198	218

Sprint Corp.
7.250% due 09/15/2021	2,653	2,779
7.875% due 09/15/2023	241	276

		9,525

Total Corporate Bonds & Notes (Cost $237,038)		241,545

MUNICIPAL BONDS & NOTES 0.1%

ILLINOIS 0.1%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040	480	658

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	320	457

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	110	121
6.725% due 04/01/2035	235	261

		1,497

NEW JERSEY 0.0%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (e)	770	742

Total Municipal Bonds & Notes (Cost $1,853)		2,239

U.S. GOVERNMENT AGENCIES 22.2%

Fannie Mae
0.375% due 08/25/2025	34,200	34,101
2.310% due 08/01/2022	79	81
2.358% due 01/25/2031 ~(a)	401	61
2.669% due 03/01/2034 •	39	41
3.848% due 12/01/2034 •	40	40
4.500% due 09/25/2040	827	1,065

Freddie Mac
2.202% due 07/15/2035 •	9,900	9,987
3.500% due 07/15/2042	2,838	3,043
4.000% due 01/01/2048 - 03/01/2049	2,139	2,288
6.500% due 05/01/2035	100	114

Ginnie Mae
0.507% due 08/20/2047 •	245	244
1.336% due 04/20/2068 •	1,156	1,170
3.125% due 11/20/2044 •	590	614

Ginnie Mae, TBA
5.000% due 10/01/2050	4,800	5,226

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Small Business Administration
5.490% due 03/01/2028		$20	$22
6.020% due 08/01/2028		164	181

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048		14,795	15,642
6.000% due 08/01/2036 - 04/01/2041		533	619
6.500% due 09/01/2036		73	84

Uniform Mortgage-Backed Security, TBA
2.500% due 11/01/2050		209,700	219,503
4.500% due 10/01/2050		30,500	32,998

Total U.S. Government Agencies (Cost $325,754)			327,124

U.S. TREASURY OBLIGATIONS 22.4%

U.S. Treasury Bonds
3.000% due 08/15/2048		588	802
3.000% due 02/15/2049		11,404	15,592
4.625% due 02/15/2040		1,648	2,654

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022		37,199	37,789
0.125% due 04/15/2022 (l)		19,639	19,987
0.125% due 07/15/2030		4,547	5,057
0.375% due 07/15/2025		3,059	3,321
0.375% due 01/15/2027		2,199	2,420
0.625% due 07/15/2021 (l)		7,806	7,922
0.625% due 02/15/2043		901	1,110
1.000% due 02/15/2046		2,077	2,801
1.000% due 02/15/2049		10,837	15,109
1.375% due 02/15/2044		10,226	14,536
2.375% due 01/15/2027 (l)		3,331	4,109

U.S. Treasury Notes
1.125% due 09/30/2021 (l)(n)		17,200	17,367
1.500% due 08/15/2026 (n)		4,700	5,010
1.625% due 02/15/2026 (n)		3,300	3,530
1.750% due 12/31/2024 (l)(n)		12,800	13,624
2.125% due 05/15/2025 (l)(n)		33,150	36,000
2.375% due 05/15/2029 (n)		7,000	8,055
2.625% due 12/31/2025 (n)		9,212	10,325
2.625% due 02/15/2029 (n)		85,398	99,742
3.000% due 09/30/2025 (n)		2,490	2,826

Total U.S. Treasury Obligations (Cost $297,810)			329,688

NON-AGENCY MORTGAGE-BACKED SECURITIES 12.5%

Adjustable Rate Mortgage Trust
3.355% due 01/25/2036 ^~		1,081	946

American Home Mortgage Assets Trust
0.338% due 10/25/2046 •		221	141
6.250% due 11/25/2046 þ		307	285

Angel Oak Mortgage Trust
1.469% due 06/25/2065 ~		947	953

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	11,700	15,064

Banc of America Funding Trust
3.576% due 09/20/2046 ^~		$1,353	1,225

Bear Stearns Adjustable Rate Mortgage Trust
3.098% due 08/25/2033 ~		37	36

Bear Stearns ALT-A Trust
0.468% due 08/25/2036 •		167	152
3.502% due 05/25/2035 ~		50	50

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		320	285

CIM Trust
3.015% due 06/25/2057 ~		3,931	4,008

Citigroup Commercial Mortgage Trust
2.102% due 02/15/2039 •		11,231	11,155

Citigroup Mortgage Loan Trust
0.388% due 11/25/2036 •		65	65
3.228% due 09/25/2059 þ		1,192	1,204
3.258% due 04/25/2066 ~		808	819
3.355% due 09/25/2037 ^~		21	20

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

CitiMortgage Alternative Loan Trust
0.748% due 04/25/2037 •		$397	$309

Commercial Mortgage Trust
3.545% due 02/10/2036		4,800	5,247

Countrywide Alternative Loan Trust
0.268% due 12/25/2046 •		1,802	1,681
0.318% due 11/25/2036 •		272	287
0.318% due 05/25/2047 •		585	538
5.500% due 06/25/2025		491	492
5.500% due 05/25/2035		710	692
5.500% due 11/25/2035 ^		162	135
6.000% due 12/25/2035 ^		622	601
6.000% due 05/25/2036 ^		76	53
6.250% due 08/25/2036		1,191	993
7.000% due 10/25/2037		158	90

Countrywide Home Loan Mortgage Pass-Through Trust
6.000% due 01/25/2037 ^		402	317
6.000% due 02/25/2037 ^		414	326

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •		138	130

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~		1,700	1,712
3.341% due 06/25/2050 ~		925	725

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.338% due 02/25/2037 ^•		1,350	1,221
0.648% due 02/25/2035 •		93	89

Downey Savings & Loan Association Mortgage Loan Trust
0.346% due 10/19/2036 •		311	269

First Horizon Alternative Mortgage Securities Trust
3.273% due 06/25/2036 ^~		1,010	916

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •		479	421

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	3,252	4,198

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~		$5,017	5,066

Impac CMB Trust
0.788% due 03/25/2035 •		318	313

IndyMac Mortgage Loan Trust
0.348% due 11/25/2046 •		1,317	1,197
0.628% due 07/25/2035 •		429	404

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •		882	855

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~		126	126
3.205% due 07/27/2037 ~		195	197
5.750% due 01/25/2036 ^		14	10

Lehman Mortgage Trust
0.798% due 11/25/2036 •		321	185

Lehman XS Trust
0.373% due 08/25/2046 •		753	700

Luminent Mortgage Trust
3.724% due 04/25/2036 ~		8,055	7,197

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		1,515	1,533

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		273	244

Merrill Lynch Alternative Note Asset Trust
0.348% due 03/25/2037 •		3,421	1,337
6.000% due 03/25/2037		86	54

Merrill Lynch Mortgage Investors Trust
2.688% due 04/25/2035 ~		25	25
2.808% due 02/25/2036 ~		3	3

MF1 Ltd.
1.278% due 12/25/2034 •		2,005	1,979

Morgan Stanley Mortgage Loan Trust
6.000% due 08/25/2036		135	95

MortgageIT Trust
0.668% due 12/25/2035 •		689	672

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		3,342	3,537

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		1,894	1,994
3.500% due 12/25/2057 ~		3,708	3,997

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		$48	$34

NovaStar Mortgage Funding Trust
0.558% due 09/25/2046 •		1,005	439

Prime Mortgage Trust
6.000% due 06/25/2036 ^		191	188

RBSSP Resecuritization Trust
0.425% due 02/26/2037 •		385	383
0.674% due 04/26/2037 •		20	20

Ready Capital Mortgage Financing LLC
2.298% due 02/25/2035 •		3,400	3,420

Residential Accredit Loans, Inc. Trust
0.308% due 01/25/2037 •		3,400	3,223
0.398% due 08/25/2037 •		26	24
2.029% due 10/25/2037 ~		659	599
6.000% due 01/25/2037 ^		70	69
6.000% due 03/25/2037		181	175

Residential Funding Mortgage Securities, Inc. Trust
4.272% due 04/25/2037 ~		385	346

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	9,600	12,463

Ripon Mortgages PLC
0.868% due 08/20/2056 •		21,913	28,245

Sequoia Mortgage Trust
3.209% due 09/20/2046 ^~		$215	168

Starwood Mortgage Residential Trust
1.486% due 04/25/2065 ~		2,314	2,326

Structured Adjustable Rate Mortgage Loan Trust
2.967% due 08/25/2035 ~		63	49
3.744% due 03/25/2036 ^~		76	68

Structured Asset Securities Corp.
5.500% due 06/25/2035		889	944

Thornburg Mortgage Securities Trust
2.302% due 09/25/2037 ~		3	3
2.452% due 03/25/2044 ~		143	143
3.349% due 12/25/2044 ~		169	167

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	25,764	33,142
1.263% due 02/20/2054 •		824	1,066

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		1,376	1,781

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		$36	35
0.928% due 01/25/2045 •		1,379	1,350
2.019% due 02/25/2046 •		123	121
2.954% due 10/25/2035 ~		46	46
3.162% due 06/25/2037 ^~		91	86
3.163% due 06/25/2037 ^~		248	214
3.684% due 12/25/2035 ~		416	410
3.824% due 01/25/2035 ~		100	101

Washington Mutual Mortgage Pass-Through Certificates Trust
0.228% due 09/25/2036 •		714	246
0.398% due 02/25/2036 •		929	770
1.769% due 02/25/2047 ^•		1,482	1,302
1.959% due 04/25/2046 •		124	112

Wells Fargo Mortgage-Backed Securities Trust
3.118% due 09/25/2036 ^~		16	15

Total Non-Agency Mortgage-Backed Securities (Cost $181,605)			183,863

ASSET-BACKED SECURITIES 12.5%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •		1,800	1,798

Aames Mortgage Investment Trust
1.138% due 07/25/2035 •		1,424	1,421

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		733	716

Argent Securities Trust
0.338% due 03/25/2036 •		1,893	1,746

Asset-Backed Securities Corp. Home Equity Loan Trust
0.958% due 06/25/2034 •		1,430	1,384

Avery Point CLO Ltd.
1.253% due 07/17/2026 •		804	804

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

B&M CLO Ltd.
1.001% due 04/16/2026 •		$156	$156

Bear Stearns Asset-Backed Securities Trust
1.198% due 08/25/2037 •		1,074	978
3.444% due 07/25/2036 ~		85	85

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	360	420

Cairn CLO BV
0.670% due 01/31/2030 •		1,364	1,595

Carrington Mortgage Loan Trust
1.392% due 10/20/2029 •		$5,200	5,153
1.503% due 10/17/2029 •		2,400	2,397
1.513% due 10/17/2029 •		4,600	4,593

Centex Home Equity Loan Trust
0.793% due 03/25/2034 •		157	154

CIFC Funding Ltd.
1.105% due 10/25/2027 •		5,016	4,978

Citigroup Mortgage Loan Trust
0.338% due 05/25/2037 •		1,248	954
0.408% due 03/25/2036 •		2,343	2,231
6.750% due 05/25/2036 þ		166	120

Citigroup Mortgage Loan Trust, Inc.
0.448% due 10/25/2036 •		908	893
1.048% due 09/25/2035 ^•		1,364	1,279

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •		793	719
0.348% due 02/25/2037 •		389	358

Countrywide Asset-Backed Certificates Trust
0.288% due 03/25/2037 •		400	383
0.298% due 03/25/2047 ^•		1,307	1,283
0.308% due 03/25/2037 •		32	32
0.888% due 08/25/2047 •		666	649

Countrywide Partnership Trust
1.048% due 02/25/2035 •		4,811	4,633

Crown Point CLO Ltd.
1.213% due 07/17/2028 •		1,492	1,477
1.442% due 10/20/2028 •		688	681

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		2,853	928

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	1,163	1,355

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •		$776	769

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		945	939

Elmwood CLO Ltd.
1.622% due 04/20/2030 •		2,800	2,800

Encore Credit Receivables Trust
0.883% due 09/25/2035 •		140	139

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	720	840
0.820% due 11/10/2030 •		800	936

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$6,622	6,577

First Franklin Mortgage Loan Trust
0.308% due 11/25/2036 •		612	596
0.458% due 09/25/2036 •		195	166
0.508% due 11/25/2035 •		1,012	958

Fremont Home Loan Trust
0.288% due 11/25/2036 •		525	364
0.298% due 10/25/2036 •		1,601	871
0.883% due 01/25/2035 •		540	535
0.883% due 07/25/2035 •		59	58

Galaxy CLO Ltd.
1.475% due 10/15/2030 •		1,300	1,292

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		1,587	1,606
2.470% due 11/15/2023		1,356	1,374
2.580% due 07/17/2023		780	789

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	2,600	3,049

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •		$1,614	1,608

32	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GSAA Home Equity Trust
0.218% due 03/25/2036 •		$313	$147
0.468% due 04/25/2047 •		702	426
6.295% due 06/25/2036 þ		533	222

GSAMP Trust
0.238% due 01/25/2037 •		2,486	1,830
0.248% due 12/25/2046 •		233	153
0.278% due 12/25/2046 •		1,279	837
0.378% due 01/25/2037 •		522	449

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		313	313

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		522	448

HSI Asset Securitization Corp. Trust
0.388% due 11/25/2035 •		4,984	4,890

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		762	742
0.448% due 03/25/2037 •		1,724	1,588
0.548% due 07/25/2036 •		8,698	8,045

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		653	671

Long Beach Mortgage Loan Trust
0.368% due 02/25/2036 •		1,417	1,382

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	500	590

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •		$5,255	3,523
0.408% due 02/25/2037 •		3,548	1,558

MidOcean Credit CLO
1.522% due 01/20/2029 •		3,900	3,886

Monarch Grove CLO
1.125% due 01/25/2028 •		811	803

Morgan Stanley ABS Capital, Inc. Trust
0.363% due 03/25/2037 •		1,207	649
1.078% due 07/25/2035 •		1,545	1,519

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		506	505

Mountain View CLO Ltd.
1.361% due 10/16/2029 •		1,118	1,116

Nassau Ltd.
2.383% due 07/20/2029 •		1,700	1,703

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		355	150

NovaStar Mortgage Funding Trust
0.348% due 09/25/2037 •		1,113	1,068

OCP CLO Ltd.
1.392% due 07/20/2029 •		1,500	1,495

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		1,160	1,151

Option One Mortgage Loan Trust
0.288% due 03/25/2037 •		414	324
0.508% due 01/25/2036 •		2,567	2,289
0.928% due 02/25/2035 •		994	978

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,042	1,218

Palmer Square European Loan Funding DAC
0.000% due 01/15/2030 •(b)		1,700	2,003

Palmer Square Loan Funding Ltd.
1.164% due 10/24/2027 •		$2,504	2,498

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		337	170
5.586% due 11/25/2036 þ		849	479

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Asset Securities Corp. Trust
0.588% due 12/25/2035 •		$1,885	$1,755
0.728% due 06/25/2033 •		127	115

Securitized Asset-Backed Receivables LLC Trust
0.628% due 10/25/2035 •		1,924	1,754

Seneca Park CLO Ltd.
1.393% due 07/17/2026 •		154	154

SLM Student Loan Trust
1.745% due 04/25/2023 •		261	256

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		1,924	2,001

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		6,267	6,244

Soundview Home Loan Trust
0.308% due 10/25/2036 •		4,891	4,862
0.318% due 07/25/2037 •		619	542
0.458% due 02/25/2036 •		1,204	1,113
1.448% due 10/25/2037 •		831	713

South Carolina Student Loan Corp.
1.246% due 09/03/2024 •		198	199

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		4,000	3,998

Specialty Underwriting & Residential Finance Trust
0.748% due 12/25/2036 •		1,074	1,051

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		401	399

Structured Asset Investment Loan Trust
0.928% due 02/25/2035 •		2,235	2,194

Symphony CLO Ltd.
1.155% due 04/15/2028 •		994	987
1.218% due 07/14/2026 •		2,377	2,365

Telos CLO Ltd.
1.223% due 04/17/2028 •		942	936
1.543% due 01/17/2027 •		1,079	1,077

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		1,812	1,801

TICP CLO Ltd.
1.072% due 07/20/2027 •		3,681	3,668
1.112% due 04/20/2028 •		3,142	3,135

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	400	466

Towd Point Mortgage Trust
3.000% due 01/25/2058 ~		$2,081	2,173
3.000% due 11/25/2058 ~		890	913
3.428% due 10/25/2057 ~		1,885	2,005

Trestles CLO Ltd.
1.535% due 07/25/2029 •		5,300	5,296

Venture CLO Ltd.
1.408% due 10/22/2031 •		1,500	1,499
1.502% due 04/20/2029 •		6,186	6,167

Total Asset-Backed Securities (Cost $182,613)			184,275

SOVEREIGN ISSUES 4.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	881	6

Brazil Government International Bond
4.750% due 01/14/2050		$572	557

Israel Government International Bond
4.125% due 01/17/2048		200	254

Japan Government International Bond
0.100% due 03/10/2028	JPY	3,718,448	35,222
0.100% due 03/10/2029		1,925,185	18,254

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saudi Government International Bond
4.000% due 04/17/2025	$2,960	$3,295
4.500% due 10/26/2046	400	481
5.000% due 04/17/2049	1,250	1,621

Total Sovereign Issues (Cost $58,650)		59,690

	SHARES
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)	1,400,000	1,699

Banco Santander S.A.
6.250% due 09/11/2021 •(h)(i)	1,600,000	1,877

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)	382,000	367

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)	68,000	95

Truist Financial Corp.
4.950% due 09/01/2025 •(h)	1,400,000	1,477

Total Preferred Securities (Cost $5,357)		5,515

	PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (j) 0.0%
		513

U.S. TREASURY BILLS 0.0%
0.101% due 10/15/2020 - 10/22/2020 (d)(e)(n)	$561	561

Total Short-Term Instruments (Cost $1,074)		1,074

Total Investments in Securities (Cost $1,291,754)		1,335,013

	SHARES
INVESTMENTS IN AFFILIATES 30.9%

SHORT-TERM INSTRUMENTS 30.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 30.9%

PIMCO Short-Term Floating NAV Portfolio III	46,188,333	455,463

Total Short-Term Instruments (Cost $455,108)		455,463

Total Investments in Affiliates (Cost $455,108)		455,463

Total Investments 121.4% (Cost $1,746,862)		$1,790,476

Financial Derivative Instruments (k)(m) (3.7)% (Cost or Premiums, net $(407))		(54,013)

Other Assets and Liabilities, net (17.7)%		(262,076)

Net Assets 100.0%		$1,474,387

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$513	U.S. Treasury Notes 1.750% due 07/31/2021	$(523)	$513	$513

Total Repurchase Agreements						$(523)	$513	$513

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount			Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	2.000%	11/01/2050	$		18	$(19)	$(19)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050			4,800	(5,263)	(5,260)

Total U.S. Government Agencies						(5,282)	(5,279)

Sovereign Issues (1.3)%
Canada Government International Bond	2.750	12/01/2048		CAD	18,400	(19,714)	(19,558)

Total Short Sales (1.7)%						$(24,996)	$(24,837)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$513	$0	$0	$0	$513	$(523)	$(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(19,558)	(19,558)	0	(19,558)

Total Borrowings and Other Financing Transactions	$513	$0	$0	$(19,558)

(1)	Payable for short sales includes $184 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

34	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(27,808) at a weighted average interest rate of 0.463%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	274	$	60,777	$(945)	$0	$(548)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	141	$	(152)	$(13)	$45	$(23)
Euro-Bund 10-Year Bond December Futures	12/2020	23		(4,706)	(23)	9	(7)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	141		(17)	178	7	(2)
U.S. Treasury 2-Year Note December Futures	12/2020	655		(144,729)	(52)	5	0
U.S. Treasury 5-Year Note December Futures	12/2020	911		(114,814)	(162)	93	0
U.S. Treasury 10-Year Note December Futures	12/2020	1,608		(224,366)	(374)	402	0
U.S. Treasury 30-Year Bond December Futures	12/2020	1,018		(179,454)	1,526	954	0
United Kingdom Long Gilt December Futures	12/2020	14		(2,459)	(7)	8	(4)

					$1,073	$1,523	$(36)

Total Futures Contracts					$128	$1,523	$(584)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	Quarterly	12/20/2020	$22,221	$(445)	$422	$(23)	$0	$(3)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024	$		5,429	$328	$(62)	$266	$4	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025			3,680	(30)	215	185	4	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025			800	31	3	34	1	0
CDX.IG-34 5-Year Index	1.000	Quarterly	06/20/2025			58,750	746	(328)	418	23	0
CDX.IG-35 5-Year Index	1.000	Quarterly	12/20/2025			8,400	203	(25)	178	6	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025		EUR	170,600	4,259	(688)	3,571	94	0

							$5,537	$(885)	$4,652	$132	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	155,200	$2,345	$2,918	$5,263	$0	$(39)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		13,900	(137)	3,424	3,287	0	(37)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		6,700	47	887	934	0	(16)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020	$	136,000	(430)	1,715	1,285	7	0
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		50,200	646	165	811	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/16/2022		9,700	(20)	(477)	(497)	0	0
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		41,000	30	1,795	1,825	0	(8)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		7,800	28	(454)	(426)	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		811,800	(26,879)	(10,968)	(37,847)	682	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		28,900	(103)	(1,690)	(1,793)	39	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		229,200	4,895	7,526	12,421	0	(393)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/20/2027	$	44,000	$403	$(6,961)	$(6,558)	$93	$0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		19,300	(57)	(1,673)	(1,730)	48	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		349,800	15,412	4,165	19,577	0	(1,012)
Receive	3-Month USD-LIBOR	2.465	Semi-Annual	05/25/2048		1,700	49	(625)	(576)	22	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	01/13/2050		5,700	(13)	(1,661)	(1,674)	80	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2050		2,900	(21)	(640)	(661)	40	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	01/22/2050		12,700	(86)	(1,973)	(2,059)	172	0
Receive	3-Month USD-LIBOR	1.875	Semi-Annual	02/07/2050		800	(3)	(153)	(156)	11	0
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	18,000	0	(770)	(770)	40	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		96,600	(650)	(4,089)	(4,739)	214	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		21,300	0	1,034	1,034	0	(26)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		104,500	801	4,856	5,657	0	(131)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	5,710,000	(1,656)	(100)	(1,756)	0	(22)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,800	(3)	(289)	(292)	6	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,300	5	510	515	0	(3)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	31,700	0	(183)	(183)	0	(15)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	32,800	5	399	404	0	(5)
Pay	UKRPI	3.490	Maturity	09/15/2028		6,900	(4)	299	295	0	(14)
Pay	UKRPI	3.593	Maturity	11/15/2028		3,500	0	217	217	0	(7)
Pay	UKRPI	3.595	Maturity	11/15/2028		12,500	152	630	782	0	(25)
Pay	UKRPI	3.603	Maturity	11/15/2028		3,300	0	211	211	0	(7)
Pay	UKRPI	3.415	Maturity	02/15/2030		29,500	217	(192)	25	0	(87)
Pay	UKRPI	3.475	Maturity	08/15/2030		32,800	(26)	(435)	(461)	0	(110)

							$(5,053)	$(2,582)	$(7,635)	$1,458	$(1,957)

Total Swap Agreements							$39	$(3,045)	$(3,006)	$1,590	$(1,960)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,523	$1,590	$3,113	$0	$(584)	$(1,960)	$(2,544)

(l)

Securities with an aggregate market value of $21,563 and cash of $3,489 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information

36	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$5,466	CAD	7,314	$28	$0
	11/2020	CAD	7,314		$5,466	0	(28)
	12/2020	CNH	47,799		6,871	0	(144)
	12/2020		$23,576	SGD	32,349	125	0

BPS	10/2020	EUR	5,603		$6,603	34	0
	10/2020	JPY	1,184,253		11,170	0	(59)
	10/2020		$1,217	EUR	1,032	0	(7)
	10/2020		19,718	JPY	2,081,812	21	0
	11/2020	JPY	2,081,812		$19,725	0	(21)
	12/2020	TWD	54,585		1,880	0	(25)

CBK	10/2020	CAD	2,849		2,166	27	0
	10/2020	GBP	68,833		90,975	2,157	0
	10/2020	RUB	57,035		793	60	0
	10/2020		$33,590	CAD	44,620	60	(141)
	10/2020		21,105	CHF	19,505	72	0
	11/2020	CAD	16,989		$12,700	0	(60)
	11/2020	CHF	19,505		21,124	0	(72)
	11/2020		$22	ZAR	371	0	0

FBF	12/2020		2,532	TWD	73,528	34	0

GLM	10/2020	BRL	45,270	EUR	6,840	0	(42)
	10/2020	EUR	6,834	BRL	45,270	49	0
	10/2020		$1,621	CAD	2,117	0	(31)
	11/2020	EUR	6,830	BRL	45,270	41	0
	12/2020	TWD	669,935		$23,213	0	(168)
	12/2020		$1,923	SGD	2,635	8	0

HUS	10/2020	CAD	22,249		$16,900	190	0
	10/2020	CHF	23,521		25,950	413	0
	10/2020	EUR	7,930		9,451	154	0
	10/2020	GBP	11,292		14,642	71	0
	10/2020	JPY	925,460		8,707	0	(68)
	10/2020		$103,079	GBP	80,125	310	0
	11/2020	GBP	80,125		$103,096	0	(311)
	12/2020	SGD	2,436		1,788	4	0
	12/2020		$6,745	CNY	47,265	192	0
	01/2021	BRL	2,050		$316	0	(48)

JPM	10/2020		$757	RUB	55,863	0	(38)

MYI	10/2020	BRL	49,641		$8,852	13	0
	10/2020	CAD	11,901		9,022	84	0
	10/2020	JPY	1,145,772		10,805	0	(59)
	10/2020		$8,800	BRL	49,641	39	0
	10/2020		876	CHF	798	0	(9)
	10/2020		9,818	JPY	1,034,868	0	(6)
	11/2020	JPY	1,034,868		$9,822	6	0

SCX	10/2020		$1,151	CAD	1,504	0	(21)
	10/2020		2,132	CHF	1,932	0	(35)
	11/2020	EUR	12,501		$14,669	2	0

SOG	12/2020	SGD	1,640		1,206	4	0

SSB	10/2020	CAD	26,024		19,809	265	0
	10/2020		$8,891	BRL	49,641	0	(51)
	10/2020		13,929	CAD	18,554	65	(60)
	10/2020		20,674	JPY	2,177,371	0	(28)
	11/2020	BRL	49,641		$8,884	51	0
	11/2020	CAD	14,124		10,543	0	(65)
	11/2020	JPY	2,177,371		20,682	29	0
	12/2020	SGD	883		647	0	0
	12/2020		$630	TWD	18,323	9	0

TOR	10/2020	CAD	11,086		$8,476	150	0
	10/2020	JPY	1,049,067		9,896	0	(51)
	10/2020		$5,796	JPY	611,715	4	0
	11/2020	JPY	611,715		$5,798	0	(4)

UAG	10/2020		1,601,216		15,068	0	(114)
	10/2020		$1,423	CHF	1,286	0	(27)
	12/2020	SGD	1,902		$1,398	5	0
	12/2020		$1,728	TWD	50,255	26	0

Total Forward Foreign Currency Contracts						$4,802	$(1,793)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	640,400	$1,577	$2,542

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	638,500	2,438	14,110
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	291,100	1,070	6,566
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	159,200	1,273	13,062
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	161,700	949	11,245
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	8,600	3	880

Total Purchased Options							$7,310	$48,405

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	2,900	$(3)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	9,200	(11)	(21)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	5,700	(10)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,700	(5)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	4,500	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	2,300	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	2,200	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,700	(2)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,600	(3)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	800	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	9,100	(16)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,400	(3)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,300	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,300	(5)	(10)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,500	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,800	(11)	(23)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,100	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,400	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,400	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,400	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	800	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,400	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,100	(2)	(2)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,400	(3)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,800	(6)	(6)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	3,200	(3)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,500	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,600	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,300	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,800	(4)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	4,300	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	4,300	(6)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	2,200	(5)	(4)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	3,200	(4)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,800	(3)	(8)

38	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	10/21/2020	3,200	$(3)	$(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,700	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,700	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	2,800	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,500	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,700	(3)	(5)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	500	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	3,100	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,200	(1)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	4,700	(5)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,200	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,000	(10)	(21)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,600	(4)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,600	(4)	(5)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,100	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,300	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,300	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,900	(4)	(4)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,200	(2)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,900	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,900	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,600	(4)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,300	(3)	(6)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,700	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,700	(5)	(5)

						$ (250)	$ (279)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	41,400	$(492)	$(1,012)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	85,300	(1,086)	(1,859)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	84,000	(1,273)	(12,766)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	85,400	(949)	(11,071)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	204,300	(2,438)	(14,701)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	93,200	(1,042)	(6,379)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	17,200	0	(688)

							$ (7,280)	$(48,476)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	1,200	$(9)	$(8)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,700	(13)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,800	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,600	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,100	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,900	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,300	(4)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,400	(8)	(6)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,100	(5)	(11)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,000	(4)	(4)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,000	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	700	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,500	(5)	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$103.969	10/07/2020	400	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	900	(3)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	900	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	300	(1)	(1)

					$(89)	$(49)

Total Written Options					$(7,619)	$(48,804)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$674	$(137)	$74	$0	$(63)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	5,533	0.422% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2021	$38,002	$0	$(273)	$0	$(273)
	Pay	S&P 500 Total Return Index	4,226	0.331% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	29,558	0	323	323	0
	Pay	S&P 500 Total Return Index	36,546	0.332% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/15/2021	253,536	0	794	794	0

BPS	Pay	S&P 500 Total Return Index	27,291	0.466% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	185,487	0	(2,306)	0	(2,306)
	Pay	S&P 500 Total Return Index	18,906	0.432% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	129,705	0	(457)	0	(457)
	Pay	S&P 500 Total Return Index	6,089	0.447% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	42,129	0	16	16	0
	Pay	S&P 500 Total Return Index	61,047	0.331% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	426,983	0	4,664	4,664	0
	Pay	S&P 500 Total Return Index	17,622	0.341% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021	115,004	0	(6,831)	0	(6,831)

CBK	Receive	ERAUSLT Index	354,844	0.452% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/24/2021	126,250	0	(16,285)	0	(16,285)
	Receive	ERAUSLT Index	532,330	0.442% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	143,558	0	22,031	22,031	0
	Pay	S&P 500 Total Return Index	22,696	0.292% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	129,477	0	(27,326)	0	(27,326)
	Receive	ERAUSLT Index	258,859	0.360% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021	78,980	0	1,649	1,649	0

GST	Pay	S&P 500 Total Return Index	2,549	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	17,828	0	196	196	0
	Pay	S&P 500 Total Return Index	15,621	0.467% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	108,079	0	42	42	0

HUS	Receive	ERAEMLT Index	135,279	0.392% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/11/2021	42,000	0	160	160	0

JPM	Receive	ERAUSLT Index	29,138	0.431% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	9,174	0	(93)	0	(93)
	Receive	ERAUSLT Index	567,659	0.466% (1-Month USD-LIBOR plus a specified spread)	Maturity	03/11/2021	201,905	0	(26,079)	0	(26,079)
	Receive	ERAUSLT Index	137,796	0.331% (1-Month USD-LIBOR plus a specified spread)	Maturity	08/11/2021	40,100	0	2,821	2,821	0
	Receive	ERAUSLT Index	1,291,186	0.341% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	406,530	0	(4,108)	0	(4,108)
	Receive	ERAUSLT Index	792,895	0.342% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/15/2021	252,545	0	(5,508)	0	(5,508)

SOG	Receive	ERAUSLT Index	21,774	0.427% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	6,773	0	15	15	0

40	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
UAG	Receive	ERAUSLT Index	158,833	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	$50,009	$0	$(507)	$0	$(507)
	Receive	ERAUSLT Index	564,285	0.457% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	175,893	0	(67)	0	(67)

								$0	$(57,129)	$32,711	$(89,840)

Total Swap Agreements								$(137)	$(57,055)	$32,711	$(89,903)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$153	$0	$1,117	$1,270	$(172)	$(53)	$(336)	$(561)	$709	$(3,319)	$(2,610)
BPS	55	0	4,680	4,735	(112)	(71)	(9,594)	(9,777)	(5,042)	(3,820)	(8,862)
BRC	0	2,542	0	2,542	0	(2,887)	0	(2,887)	(345)	379	34
CBK	2,376	0	23,680	26,056	(273)	0	(43,611)	(43,884)	(17,828)	20,172	2,344
DUB	0	0	0	0	0	(26)	0	(26)	(26)	(10)	(36)
FAR	0	0	0	0	0	(18)	0	(18)	(18)	0	(18)
FBF	34	0	0	34	0	(31)	0	(31)	3	0	3
GLM	98	0	0	98	(241)	0	0	(241)	(143)	0	(143)
GST	0	0	238	238	0	(63)	0	(63)	175	(5,483)	(5,308)
HUS	1,334	0	160	1,494	(427)	0	0	(427)	1,067	(720)	347
JPM	0	0	2,821	2,821	(38)	(36)	(35,788)	(35,862)	(33,041)	42,793	9,752
MYC	0	45,863	0	45,863	0	(45,619)	0	(45,619)	244	(795)	(551)
MYI	142	0	0	142	(74)	0	0	(74)	68	0	68
SCX	2	0	0	2	(56)	0	0	(56)	(54)	0	(54)
SOG	4	0	15	19	0	0	0	0	19	288	307
SSB	419	0	0	419	(204)	0	0	(204)	215	(290)	(75)
TOR	154	0	0	154	(55)	0	0	(55)	99	0	99
UAG	31	0	0	31	(141)	0	(574)	(715)	(684)	8,298	7,614

Total Over the Counter	$4,802	$48,405	$32,711	$85,918	$(1,793)	$(48,804)	$(89,903)	$(140,500)

(n)

Securities with an aggregate market value of $72,283 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO RAE Fundamental Advantage PLUS Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,523	$1,523
Swap Agreements	0	132	0	0	1,458	1,590

	$0	$132	$0	$0	$2,981	$3,113

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,802	$0	$4,802
Purchased Options	0	0	0	0	48,405	48,405
Swap Agreements	0	0	32,711	0	0	32,711

	$0	$0	$32,711	$4,802	$48,405	$85,918

	$0	$132	$32,711	$4,802	$51,386	$89,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$584	$584
Swap Agreements	0	3	0	0	1,957	1,960

	$0	$3	$0	$0	$2,541	$2,544

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,793	$0	$1,793
Written Options	0	279	0	0	48,525	48,804
Swap Agreements	0	63	89,840	0	0	89,903

	$0	$342	$89,840	$1,793	$48,525	$140,500

	$0	$345	$89,840	$1,793	$51,066	$143,044

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(9)	$(9)
Futures	0	0	0	0	(26,780)	(26,780)
Swap Agreements	0	671	0	0	(24,023)	(23,352)

	$0	$671	$0	$0	$(50,812)	$(50,141)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(17,595)	$0	$(17,595)
Written Options	0	58	0	0	94	152
Swap Agreements	0	67	(73,984)	0	(8)	(73,925)

	$0	$125	$(73,984)	$(17,595)	$86	$(91,368)

	$0	$796	$(73,984)	$(17,595)	$(50,726)	$(141,509)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(38)	$(38)
Futures	0	0	0	0	22,182	22,182
Swap Agreements	0	623	0	0	25,163	25,786

	$0	$623	$0	$0	$47,307	$47,930

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$13,858	$0	$13,858
Purchased Options	0	0	0	0	6,792	6,792
Written Options	0	(21)	0	0	2,131	2,110
Swap Agreements	0	(147)	(3,798)	0	0	(3,945)

	$0	$(168)	$(3,798)	$13,858	$8,923	$18,815

	$0	$455	$(3,798)	$13,858	$56,230	$66,745

42	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$183,578	$0	$183,578
Industrials	0	48,442	0	48,442
Utilities	0	9,525	0	9,525
Municipal Bonds & Notes
Illinois	0	1,497	0	1,497
New Jersey	0	742	0	742
U.S. Government Agencies	0	327,124	0	327,124
U.S. Treasury Obligations	0	329,688	0	329,688
Non-Agency Mortgage-Backed Securities	0	183,863	0	183,863
Asset-Backed Securities	0	184,275	0	184,275
Sovereign Issues	0	59,690	0	59,690
Preferred Securities
Banking & Finance	0	5,515	0	5,515
Short-Term Instruments
Repurchase Agreements	0	513	0	513
U.S. Treasury Bills	0	561	0	561

	$0	$1,335,013	$0	$1,335,013

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$455,463	$0	$0	$455,463

Total Investments	$455,463	$1,335,013	$0	$1,790,476

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(19,558)	$0	$(19,558)
U.S. Government Agencies	0	(5,279)	0	(5,279)

	$0	$(24,837)	$0	$(24,837)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,523	1,590	0	3,113
Over the counter	0	85,918	0	85,918

	$1,523	$87,508	$0	$89,031

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(584)	(1,960)	0	(2,544)
Over the counter	(3)	(140,482)	(15)	(140,500)

	$(587)	$(142,442)	$(15)	$(143,044)

Total Financial Derivative Instruments	$936	$(54,934)	$(15)	$(54,013)

Totals	$456,399	$1,255,242	$(15)	$1,711,626

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO RAE PLUS Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 117.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$1,100	$1,098

Total Loan Participations and Assignments (Cost $1,099)			1,098

CORPORATE BONDS & NOTES 13.7%

BANKING & FINANCE 11.1%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		235	240

American Tower Corp.
3.800% due 08/15/2029		194	223

Aviation Capital Group LLC
2.875% due 01/20/2022		55	55
4.375% due 01/30/2024		14	14
7.125% due 10/15/2020		55	55

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		166	167
5.500% due 01/15/2023		14	14

Banco Bilbao Vizcaya Argentaria S.A.
0.162% due 04/12/2022 •	EUR	3,100	3,650

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$201	206

Banco del Estado de Chile
4.125% due 10/07/2020		4,000	4,009

Bank of America Corp.
3.004% due 12/20/2023 •		2,483	2,609
3.974% due 02/07/2030 •		166	193

Barclays Bank PLC
10.179% due 06/12/2021		2,428	2,555

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		6,691	6,713
3.200% due 08/10/2021		360	368
3.650% due 03/16/2025		700	756
3.932% due 05/07/2025 •		500	539
4.375% due 01/12/2026		700	785
4.610% due 02/15/2023 •		4,201	4,399
4.972% due 05/16/2029 •		200	234
7.125% due 06/15/2025 •(i)(j)	GBP	1,200	1,618
8.000% due 12/15/2020 •(i)(j)	EUR	2,000	2,373

CIT Group, Inc.
4.125% due 03/09/2021		$69	69
5.000% due 08/15/2022		7	7

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		5,314	5,344
3.200% due 10/21/2026		600	662
4.044% due 06/01/2024 •		270	292

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(i)(j)	EUR	1,400	1,696

Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		$2,700	2,723
7.500% due 07/17/2023 •(i)(j)		1,700	1,798

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 09/15/2022		600	635
4.550% due 04/17/2026		1,100	1,283

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	100	117
1.470% (US0003M + 1.190%) due 11/16/2022 ~		$111	109
1.481% (US0003M + 1.230%) due 02/27/2023 ~		5,591	5,500
3.961% due 11/26/2025 •		600	638
4.250% due 10/14/2021		6,456	6,640

Equitable Holdings, Inc.
4.350% due 04/20/2028		1,869	2,131

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,200	1,463

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
3.087% due 01/09/2023		$800	$786
3.550% due 10/07/2022		900	893

General Motors Financial Co., Inc.
1.294% (US0003M + 0.990%) due 01/05/2023 ~		7	7
1.530% (US0003M + 1.310%) due 06/30/2022 ~		28	28

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		4,714	4,720
4.223% due 05/01/2029 •		166	194

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		600	598
2.848% due 06/04/2031 •		300	311
4.292% due 09/12/2026 •		1,500	1,672
4.300% due 03/08/2026		500	564

International Lease Finance Corp.
5.875% due 08/15/2022		14	15

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		3,280	3,309
3.125% due 01/23/2025		42	46
3.797% due 07/23/2024 •		1,376	1,491
3.900% due 07/15/2025		35	40

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		2,400	2,410
7.500% due 09/27/2025 •(i)(j)		2,200	2,344
7.625% due 06/27/2023 •(i)(j)	GBP	780	1,049

Mitsubishi UFJ Financial Group, Inc.
0.074% due 05/30/2023 •	EUR	900	1,057

Mizuho Financial Group, Inc.
0.067% (EUR003M + 0.500%) due 04/10/2023 ~		2,900	3,406

Morgan Stanley
0.226% (EUR003M + 0.700%) due 11/08/2022 ~		3,200	3,766
1.664% (US0003M + 1.400%) due 10/24/2023 ~		$200	203

Nationwide Building Society
3.766% due 03/08/2024 •		800	851
4.363% due 08/01/2024 •		2,200	2,387

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		2,000	2,010
4.519% due 06/25/2024 •		1,600	1,726
4.892% due 05/18/2029 •		1,784	2,077
5.076% due 01/27/2030 •		1,700	2,027
8.000% due 08/10/2025 •(i)(j)		900	1,001

Navient Corp.
5.500% due 01/25/2023		21	21
6.500% due 06/15/2022		14	14
6.625% due 07/26/2021		14	14
7.250% due 01/25/2022		28	29

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		507	509
2.550% due 03/08/2021		42	42
2.600% due 09/28/2022		590	596
2.650% due 07/13/2022		1,407	1,423
3.650% due 09/21/2021		69	70

OneMain Finance Corp.
6.125% due 05/15/2022		14	15
7.750% due 10/01/2021		48	50

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		2,500	2,755

Santander UK PLC
2.875% due 06/18/2024		3,100	3,312

Societe Generale S.A.
1.000% due 04/01/2022	EUR	2,000	2,378

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		$3,314	3,325

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

UBS AG
4.750% due 02/12/2026 •(j)	EUR	2,849	$3,384
5.125% due 05/15/2024 (j)		$3,270	3,609
7.625% due 08/17/2022 (j)		3,350	3,732

UBS Group AG
7.125% due 08/10/2021 •(i)(j)		500	514

UBS Group Funding Switzerland AG
0.199% (EUR003M + 0.700%) due 09/20/2022 ~	EUR	1,300	1,531

Wells Fargo & Co.
3.000% due 02/19/2025		$62	67
3.000% due 04/22/2026		1,000	1,089

WPC Eurobond BV
2.250% due 04/09/2026	EUR	201	253

			132,602

INDUSTRIALS 2.0%

AbbVie, Inc.
2.900% due 11/06/2022		$138	145
3.250% due 10/01/2022		300	314
3.450% due 03/15/2022		1,800	1,865
3.750% due 11/14/2023		14	15
5.000% due 12/15/2021		1,000	1,043

Amgen, Inc.
3.875% due 11/15/2021		23	24

Apple, Inc.
2.200% due 09/11/2029		180	194

BAT Capital Corp.
3.222% due 08/15/2024		207	222

BAT International Finance PLC
3.950% due 06/15/2025		614	683

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		166	193

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		14	14

Caterpillar, Inc.
2.600% due 09/19/2029		180	198

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		242	248
4.464% due 07/23/2022		1,309	1,387
4.908% due 07/23/2025		1,770	2,048

Comcast Corp.
3.950% due 10/15/2025		51	59
4.150% due 10/15/2028		159	192

CSN Resources S.A.
7.625% due 02/13/2023		200	207

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		1,883	1,894

Dell International LLC
4.420% due 06/15/2021		54	55

Energy Transfer Operating LP
4.250% due 03/15/2023		28	29

Fairstone Financial, Inc.
7.875% due 07/15/2024		48	49

Home Depot, Inc.
2.950% due 06/15/2029		173	196

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	152	179

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		$270	289

Imperial Brands Finance PLC
3.125% due 07/26/2024		598	633
3.500% due 07/26/2026		300	325

INEOS Finance PLC
2.125% due 11/15/2025	EUR	187	208

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		$721	723

Micron Technology, Inc.
5.327% due 02/06/2029		97	117

44	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nakilat, Inc.
6.067% due 12/31/2033		$104	$133

Netflix, Inc.
3.875% due 11/15/2029	EUR	1,200	1,556

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		$700	710
3.522% due 09/17/2025		1,500	1,517
4.345% due 09/17/2027		900	905
4.810% due 09/17/2030		400	402

NVIDIA Corp.
2.850% due 04/01/2030		2,200	2,486

Oracle Corp.
2.500% due 04/01/2025		2,300	2,468

Pfizer, Inc.
3.450% due 03/15/2029		166	194

QUALCOMM, Inc.
3.250% due 05/20/2027		173	194

Reynolds American, Inc.
4.000% due 06/12/2022		100	105

UnitedHealth Group, Inc.
2.875% due 08/15/2029		173	193

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	11,190	71

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		$28	29

			24,711

UTILITIES 0.6%

American Water Capital Corp.
3.450% due 06/01/2029		166	191

Edison International
5.750% due 06/15/2027		62	69

NextEra Energy Capital Holdings, Inc.
2.750% due 05/01/2025		2,000	2,165

Petrobras Global Finance BV
5.093% due 01/15/2030		1,636	1,721

Southern California Edison Co.
3.650% due 03/01/2028		131	144

Southern Power Co.
0.777% (US0003M + 0.550%) due 12/20/2020 ~		2,500	2,500

Sprint Communications, Inc.
6.000% due 11/15/2022		14	15
11.500% due 11/15/2021		21	23

Sprint Corp.
7.125% due 06/15/2024		35	40
7.250% due 09/15/2021		76	80
7.875% due 09/15/2023		76	87

			7,035

Total Corporate Bonds & Notes (Cost $157,255)			164,348

MUNICIPAL BONDS & NOTES 0.9%

CALIFORNIA 0.2%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		1,100	1,997

COLORADO 0.7%

Denver, Colorado City & County School District No. 1, Certificates of Participation Bonds, Series 2011
7.017% due 12/15/2037		5,500	8,338

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		163	176

Total Municipal Bonds & Notes (Cost $9,085)			10,511

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 24.4%

Fannie Mae
0.235% due 12/25/2036 •	$40	$40
0.375% due 08/25/2025	23,900	23,831
0.498% due 03/25/2037 - 07/25/2037 •	27	27
0.525% due 09/25/2042 •	207	208
0.528% due 07/25/2037 •	30	30
0.548% due 09/25/2035 •	70	70
0.868% due 06/25/2037 •	34	35
0.898% due 01/25/2040 •	14	14
0.968% due 12/25/2039 •	19	20
1.048% due 07/25/2039 •	11	11
2.230% due 07/01/2035 •	11	11
2.310% due 08/01/2022	196	200
2.348% due 08/01/2035 •	38	38
2.362% due 09/01/2035 •	9	9
2.371% due 06/01/2043 - 07/01/2044 •	89	89
2.564% due 07/01/2034 •	112	113
2.575% due 07/01/2035 •	30	31
2.682% due 11/01/2034 •	2	2
2.690% due 08/01/2035 •	97	102
2.700% due 06/01/2035 •	59	62
2.721% due 09/01/2035 •	47	49
2.765% due 05/01/2035 •	3	3
2.910% due 10/01/2034 •	6	6
2.927% due 11/01/2035 •	23	23
3.141% due 05/25/2035 ~	9	10
3.203% due 05/01/2022 ~	1,267	1,295
3.403% due 09/01/2036 •	19	20
3.438% due 07/01/2036 •	32	33
3.456% due 05/01/2036 •	29	30
3.498% due 08/01/2036 •	30	32
3.520% due 01/01/2035 •	37	37
3.577% due 10/01/2035 •	16	16
3.675% due 03/01/2035 •	2	2
3.738% due 12/01/2033 •	14	14
3.780% due 06/01/2035 •	46	46
3.819% due 12/01/2033 •	67	67
5.702% due 03/25/2041 •(a)	286	55
6.552% due 03/25/2036 •(a)	131	24
6.602% due 05/25/2036 •(a)	1	0
25.967% due 12/25/2036 •	8	13

Freddie Mac
0.278% due 08/25/2031 •	39	37
0.482% due 02/15/2037 •	3	3
0.702% due 07/15/2041 •	378	382
0.722% due 06/15/2041 •	374	378
0.822% due 08/15/2037 •	100	101
0.852% due 08/15/2037 •	122	125
1.007% due 01/15/2038 •	67	69
2.371% due 02/25/2045 •	16	16
4.000% due 11/01/2047 - 03/01/2049	5,036	5,393
4.500% due 01/15/2041 - 04/01/2041	276	310
5.000% due 03/01/2038	1,776	2,046
5.500% due 06/01/2027 - 05/01/2040	774	890
6.000% due 02/01/2034 - 10/01/2039	974	1,126
6.318% due 07/15/2036 •(a)	151	31
6.548% due 04/15/2036 •(a)	35	5

Ginnie Mae
1.336% due 04/20/2068 •	168	170
3.125% due 11/20/2044 •	108	112
3.500% due 01/15/2042 - 07/15/2045	8,405	8,948
5.000% due 06/15/2034 - 06/15/2041	1,869	2,123
6.000% due 05/15/2037 - 07/15/2037	85	96

Ginnie Mae, TBA
5.000% due 10/01/2050	6,200	6,750

NCUA Guaranteed Notes
0.605% due 10/07/2020 •	45	45

Small Business Administration
5.290% due 12/01/2027	63	68
5.600% due 09/01/2028	522	576

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 08/01/2049	$37,493	$39,633
4.000% due 07/01/2025 - 11/01/2028	1,450	1,542
4.500% due 10/01/2020 - 06/01/2042	2,949	3,247
5.500% due 10/01/2021 - 12/01/2039	1,383	1,599
6.000% due 05/01/2035 - 05/01/2041	377	437
6.500% due 09/01/2034	4	5

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	51,392	52,908
2.500% due 11/01/2050	90,600	94,835
3.000% due 11/01/2050	10,500	11,002
4.000% due 10/01/2035	1,000	1,061
4.500% due 10/01/2035 - 10/01/2050	28,200	30,477

Total U.S. Government Agencies (Cost $289,817)		293,264

U.S. TREASURY OBLIGATIONS 49.7%

U.S. Treasury Bonds
2.750% due 08/15/2047 (p)	700	909
3.000% due 08/15/2048	628	856
3.000% due 02/15/2049	22,987	31,429
4.375% due 05/15/2040	12,792	20,084
4.625% due 02/15/2040	8,790	14,157

U.S. Treasury Inflation Protected Securities (h)
0.125% due 01/15/2022 (n)	45,694	46,418
0.125% due 04/15/2022 (n)	31,118	31,670
0.125% due 01/15/2023 (n)	21,998	22,669
0.125% due 07/15/2030	1,516	1,686
0.625% due 07/15/2021 (n)	9,708	9,853
0.625% due 02/15/2043	806	992
1.000% due 02/15/2046 (n)	4,910	6,620
1.000% due 02/15/2048	9,325	12,851
1.000% due 02/15/2049	2,432	3,390
1.375% due 02/15/2044	4,865	6,916

U.S. Treasury Notes
1.500% due 10/31/2024 (p)	1,741	1,832
1.625% due 02/15/2026 (p)	3,700	3,958
1.750% due 12/31/2024 (p)	10,300	10,963
2.000% due 07/31/2022 (n)(p)	27,603	28,544
2.000% due 11/15/2026 (p)	8,600	9,441
2.125% due 08/15/2021 (p)	21	21
2.375% due 08/15/2024 (n)(p)	18,300	19,834
2.375% due 05/15/2029 (p)	22,100	25,431
2.625% due 12/31/2025 (p)	14,245	15,966
2.625% due 02/15/2029 (l)(p)	173,300	202,409
2.750% due 02/15/2024 (n)(p)	9,000	9,781
2.875% due 05/15/2028 (p)	645	759
3.000% due 09/30/2025 (p)	35,731	40,552
3.000% due 10/31/2025 (n)(p)	14,531	16,516

Total U.S. Treasury Obligations (Cost $530,043)		596,507

NON-AGENCY MORTGAGE-BACKED SECURITIES 10.9%

Adjustable Rate Mortgage Trust
3.355% due 01/25/2036 ^~	175	153
3.822% due 09/25/2035 ^~	3	2

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •	18	18
6.500% due 03/25/2047 þ	46	45

APS Resecuritization Trust
0.456% due 08/28/2054 ~	10,795	10,311

Banc of America Funding Trust
0.346% due 10/20/2046 ^•	160	148
0.366% due 04/20/2047 ^•	7	6
0.436% due 06/20/2047 •	371	331
2.820% due 09/20/2034 ~	2	2
5.912% due 10/25/2036 ^þ	3,260	3,187

Bear Stearns Adjustable Rate Mortgage Trust
2.766% due 08/25/2033 ~	5	5
2.926% due 04/25/2033 ~	3	3

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.398% due 07/25/2034 ~		$9	$9
3.540% due 01/25/2034 ~		265	270
3.696% due 01/25/2035 ~		1	1
3.885% due 02/25/2034 ~		1	1
3.948% due 01/25/2033 ~		64	64

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •		144	135
0.588% due 07/25/2035 •		17	17
0.648% due 01/25/2036 ^•		10	12
3.251% due 09/25/2035 ^~		36	29
3.502% due 05/25/2035 ~		4	4

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~		141	117

BellaVista Mortgage Trust
0.756% due 01/22/2045 •		1,348	1,321

Chase Mortgage Finance Trust
3.362% due 02/25/2037 ~		455	452

ChaseFlex Trust
0.448% due 07/25/2037 •		571	505

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.398% due 01/25/2036 •		303	289
0.448% due 08/25/2035 •		1,274	1,270
4.251% due 06/25/2036 •		391	397

Citigroup Mortgage Loan Trust
2.530% due 10/25/2035 •		15	14
2.570% due 05/25/2035 •		32	32

Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		749	751

Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •		4	4
0.328% due 05/25/2047 •		196	181
0.338% due 09/25/2046 ^•		684	641
0.428% due 02/25/2037 •		853	757
0.468% due 11/25/2035 •		334	290
0.476% due 12/20/2035 •		70	65
0.548% due 08/25/2037 •		19	13
0.648% due 05/25/2035 ^•		4,935	3,909
2.019% due 12/25/2035 •		11	11
2.579% due 08/25/2035 •		1,984	1,913
3.285% due 05/25/2036 ~		533	433
5.500% due 11/25/2035		7	5
6.000% due 06/25/2047 ^		4,440	3,498
6.250% due 08/25/2036		186	155

Countrywide Home Loan Mortgage Pass-Through Trust
0.808% due 02/25/2035 •		3	2
0.948% due 09/25/2034 •		85	80
2.195% due 02/20/2036 ^•		18	16
3.020% due 08/25/2034 ~		3	3

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		211	212

Credit Suisse Mortgage Capital Trust
3.322% due 10/25/2058 ~		190	192

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.478% due 02/25/2036 •		1,797	1,738
0.898% due 10/25/2047 •		298	271

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	30	37

First Horizon Alternative Mortgage Securities Trust
2.841% due 08/25/2035 ^~		$210	189

First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		72	61

FWD Securitization Trust
2.240% due 01/25/2050 ~		212	214

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~		36	36

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~		51	51
3.681% due 09/25/2035 ~		94	96
6.000% due 05/25/2037 ^		380	343

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •		73	64
0.376% due 07/19/2047 •		357	341
0.656% due 01/19/2036 •		498	366
0.696% due 03/19/2035 •		1,759	1,718

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	8,183	$10,563

IndyMac Mortgage Loan Trust
0.348% due 11/25/2046 •		$13,058	11,865
0.788% due 07/25/2045 •		6	5
3.466% due 01/25/2036 ^~		136	125

JPMorgan Mortgage Trust
3.685% due 04/25/2037 ~		8	7
5.750% due 01/25/2036 ^		13	10

Lehman XS Trust
0.398% due 08/25/2037 •		140	134

MASTR Adjustable Rate Mortgages Trust
2.959% due 10/25/2033 ~		70	58

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •		203	197

Merrill Lynch Alternative Note Asset Trust
0.348% due 03/25/2037 •		546	213

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •		96	94
0.398% due 11/25/2035 •		26	25
2.847% due 05/25/2033 ~		8	8

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		89	96

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		4,102	4,319

PHH Alternative Mortgage Trust
0.308% due 02/25/2037 •		287	227

Residential Accredit Loans, Inc. Trust
0.318% due 01/25/2037 •		284	252
0.333% due 08/25/2036 •		1,188	1,075
4.370% due 12/25/2035 ^~		393	354

Residential Asset Securitization Trust
6.000% due 09/25/2036		993	555
6.000% due 05/25/2037 ^		436	352
6.250% due 07/25/2036 ^		470	480

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	18,902	24,364

Sequoia Mortgage Trust
0.356% due 07/20/2036 •		$284	272
0.366% due 06/20/2036 •		309	288
0.565% due 03/20/2035 •		1	1

Structured Adjustable Rate Mortgage Loan Trust
0.468% due 10/25/2035 •		2,264	2,167
2.419% due 01/25/2035 ^•		126	117
3.151% due 09/25/2035 ~		81	79
3.219% due 01/25/2035 ~		110	109
3.239% due 08/25/2035 ~		92	89
3.569% due 11/25/2035 ^~		142	131

Structured Asset Mortgage Investments Trust
0.406% due 07/19/2035 •		50	47
0.428% due 02/25/2036 ^•		89	83
0.856% due 02/19/2035 •		3	3
3.056% due 05/25/2047 ^~		3,174	2,664

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	698	898

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		3,989	5,161

Wachovia Mortgage Loan Trust LLC
3.898% due 05/20/2036 ^~		$142	141

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		3,927	3,862
0.438% due 10/25/2045 •		24	24
0.788% due 01/25/2045 •		138	136
1.829% due 07/25/2047 •		52	45
1.899% due 10/25/2046 ^•		580	525
1.903% due 02/27/2034 •		62	61
2.009% due 06/25/2046 •		5,109	4,922
2.019% due 02/25/2046 •		400	391
2.182% due 08/25/2046 •		6,003	5,637
2.182% due 10/25/2046 •		91	86
2.182% due 12/25/2046 •		477	448
2.219% due 11/25/2042 •		24	23
3.083% due 01/25/2037 ^~		748	699
3.162% due 06/25/2037 ^~		2,034	1,927
3.371% due 12/25/2036 ^~		231	226

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Washington Mutual Mortgage Pass-Through Certificates Trust
1.769% due 02/25/2047 ^•	$254	$223
6.000% due 07/25/2036	1,912	1,763

Wells Fargo Alternative Loan Trust
3.334% due 07/25/2037 ^~	3,377	3,087
6.250% due 07/25/2037 ^	225	223

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047	707	740

Total Non-Agency Mortgage-Backed Securities (Cost $119,318)		130,482

ASSET-BACKED SECURITIES 11.3%

ACE Securities Corp. Home Equity Loan Trust
0.763% due 12/25/2035 •	4,500	4,251
1.948% due 10/25/2032 •	2	2

Argent Securities Trust
0.258% due 09/25/2036 •	91	41

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.968% due 02/25/2034 •	1,107	1,073
1.228% due 01/25/2034 •	164	163

Asset-Backed Funding Certificates Trust
0.368% due 01/25/2037 •	3,295	2,388
1.198% due 03/25/2034 ^•	2,607	2,552

Asset-Backed Securities Corp. Home Equity Loan Trust
0.438% due 03/25/2036 •	11,443	9,962
1.108% due 07/25/2035 •	484	486

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	73	73

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •	1,487	1,846
0.418% due 06/25/2036 •	4,758	4,757
0.828% due 10/25/2035 •	1,987	1,955

Carrington Mortgage Loan Trust
0.408% due 02/25/2037 •	532	498

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	2,948	2,962

Citigroup Mortgage Loan Trust
0.298% due 12/25/2036 •	438	230
0.308% due 09/25/2036 •	3,825	3,333

Citigroup Mortgage Loan Trust, Inc.
1.048% due 09/25/2035 ^•	3,987	3,738

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•	233	219
0.288% due 12/25/2046 •	758	681
0.298% due 06/25/2047 ^•	124	123
0.348% due 08/25/2036 •	130	128
0.348% due 06/25/2037 ^•	2,996	3,046
0.398% due 01/25/2046 ^•	8,884	8,253
0.398% due 06/25/2047 •	2,359	2,202
0.408% due 12/25/2036 ^•	7,215	6,988
0.428% due 09/25/2036 •	82	82
0.548% due 06/25/2036 •	76	75
4.538% due 10/25/2046 ^~	657	653

Countrywide Asset-Backed Certificates Trust
0.298% due 03/25/2047 ^•	212	208
0.338% due 06/25/2047 •	65	64
1.243% due 12/25/2034 •	51	51
1.273% due 12/25/2034 •	156	157

Credit Suisse Mortgage Capital Asset-Backed Trust
0.748% due 09/25/2037 •	2,941	2,916

Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	25	15

Crown Point CLO Ltd.
1.213% due 07/17/2028 •	314	311

CWABS Revolving Home Equity Loan Trust
0.372% due 12/15/2029 •	35	35

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •	171	170

Fremont Home Loan Trust
0.208% due 01/25/2037 •	13	7
0.478% due 01/25/2036 •	80	78

46	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024	$235	$238
2.580% due 07/17/2023	1,908	1,929
3.370% due 01/17/2023	961	967

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •	277	276

GSAA Home Equity Trust
0.268% due 06/25/2036 •	82	28

GSAMP Trust
0.278% due 12/25/2046 •	249	163
0.298% due 12/25/2046 •	40	27
0.378% due 01/25/2037 •	4,200	3,612
0.388% due 12/25/2035 •	446	445

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •	196	195

Home Equity Asset Trust
1.748% due 12/25/2034 •	985	984

HSI Asset Securitization Corp. Trust
0.258% due 12/25/2036 •	1,065	432

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •	83	51
0.448% due 03/25/2037 •	298	275

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	89	91
3.750% due 04/25/2059 þ	219	225

Long Beach Mortgage Loan Trust
0.368% due 02/25/2036 •	268	261
0.708% due 10/25/2034 •	17	16
1.123% due 04/25/2035 •	228	227

MASTR Asset-Backed Securities Trust
0.308% due 10/25/2036 •	388	261
0.388% due 03/25/2036 •	63	51

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 01/25/2037 •	4,214	2,285
0.278% due 02/25/2037 •	472	403
0.288% due 08/25/2036 •	534	329
0.398% due 03/25/2037 •	3,275	1,855
1.078% due 11/25/2034 •	453	451
1.078% due 07/25/2035 •	263	259

Morgan Stanley Home Equity Loan Trust
0.318% due 04/25/2037 •	331	224

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	47	22
5.965% due 09/25/2046 ^þ	884	452

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	269	269

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•	183	53

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •	5,324	3,964
0.308% due 10/25/2036 •	279	216

Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•	45	45

RAAC Trust
0.488% due 08/25/2036 •	49	49

Residential Asset Mortgage Products Trust
0.308% due 02/25/2037 •	210	210
0.823% due 11/25/2035 •	256	249

Residential Asset Securities Corp. Trust
0.568% due 10/25/2035 •	707	702

Securitized Asset-Backed Receivables LLC Trust
0.398% due 05/25/2036 •	10,182	7,164
0.628% due 10/25/2035 •	304	277
0.728% due 11/25/2035 •	179	179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

SG Mortgage Securities Trust
0.328% due 02/25/2036 •		$10,477	$7,551

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		3,884	4,039

Soundview Home Loan Trust
0.228% due 06/25/2037 •		80	65
0.318% due 03/25/2037 •		99	99
0.348% due 06/25/2037 •		148	123
0.408% due 02/25/2037 •		161	64
0.458% due 02/25/2036 •		170	157

Specialty Underwriting & Residential Finance Trust
0.748% due 12/25/2036 •		1,875	1,836

Structured Asset Investment Loan Trust
0.868% due 06/25/2035 •		15,782	15,729

Structured Asset Securities Corp. Mortgage Loan Trust
0.308% due 03/25/2036 •		2,319	2,208
0.358% due 02/25/2037 •		3,190	3,003
0.468% due 05/25/2037 •		27	27

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		2,724	2,728

WaMu Asset-Backed Certificates WaMu Trust
0.388% due 05/25/2037 •		638	554

Total Asset-Backed Securities (Cost $119,974)			135,366

SOVEREIGN ISSUES 6.1%

Argentina Government International Bond
15.500% due 10/17/2026	ARS	3,616	10
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		5,447	37

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$1,384	578
0.125% due 07/09/2035 þ		2,536	954
0.125% due 07/09/2041 þ		8,555	3,411
1.000% due 07/09/2029		288	131

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	7,584	51

Brazil Government International Bond
4.750% due 01/14/2050		$3,793	3,693

Israel Government International Bond
4.125% due 01/17/2048		800	1,016

Japan Government International Bond
0.100% due 03/10/2028	JPY	5,029,566	47,642
0.100% due 03/10/2029		1,308,172	12,404

Provincia de Buenos Aires
33.497% due 05/31/2022	ARS	7,130	42

Saudi Government International Bond
4.000% due 04/17/2025		$1,700	1,892
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		650	843

Total Sovereign Issues (Cost $72,220)			72,945

		SHARES
CONVERTIBLE PREFERRED SECURITIES 0.0%

INDUSTRIALS 0.0%

Motors Liquidation Co.
5.250% due 03/06/2032 «(c)		80,000	0

Total Convertible Preferred Securities (Cost $0)			0

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(i)(j)		1,400,000	$1,699

Banco Santander S.A.
6.250% due 09/11/2021 •(i)(j)		200,000	235

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(i)		1,436,000	1,378

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (g)(i)		743,000	1,040

Truist Financial Corp.
4.950% due 09/01/2025 •(i)		1,300,000	1,371

Total Preferred Securities (Cost $5,453)			5,723

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (k) 0.1%
			908

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
23.484% due 10/13/2020 - 01/29/2021 (d)(e)	ARS	20,937	136

U.S. TREASURY BILLS 0.0%
0.179% due 10/15/2020 (e)(f)(p)		$249	249

Total Short-Term Instruments (Cost $1,319)			1,293

Total Investments in Securities (Cost $1,305,583)			1,411,537

		SHARES
INVESTMENTS IN AFFILIATES 3.0%

SHORT-TERM INSTRUMENTS 3.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.0%

PIMCO Short Asset Portfolio		2,088,916	20,916

PIMCO Short-Term Floating NAV Portfolio III		1,514,365	14,933

Total Short-Term Instruments (Cost $35,762)			35,849

Total Investments in Affiliates (Cost $35,762)			35,849

Total Investments 120.6% (Cost $1,341,345)			$1,447,386

Financial Derivative Instruments (m)(o) (3.7)% (Cost or Premiums, net $929)			(44,736)

Other Assets and Liabilities, net (16.9)%			(202,176)

Net Assets 100.0%			$1,200,474

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Security becomes interest bearing at a future date.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$908	U.S. Treasury Notes 1.750% due 07/31/2021	$(926)	$908	$908

Total Repurchase Agreements						$(926)	$908	$908

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
UBS	0.180%	08/05/2020	10/05/2020	$(3,544)	$(3,545)

Total Sale-Buyback Transactions					$(3,545)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.2)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2050	$	2,200	$(2,412)	$(2,411)

Sovereign Issues (0.9)%
Canada Government International Bond	2.750	12/01/2048	CAD	10,500	(11,250)	(11,161)

Total Short Sales (1.1)%					$(13,662)	$(13,572)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
FICC	$908	$0	$0	$0	$908	$(926)	$(18)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(11,161)	(11,161)	0	(11,161)
UBS	0	0	(3,545)	0	(3,545)	3,504	(41)

Total Borrowings and Other Financing Transactions	$908	$0	$(3,545)	$(11,161)

48	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(3,545)	$0	$0	$(3,545)

Total Borrowings	$0	$(3,545)	$0	$0	$(3,545)

Payable for sale-buyback financing transactions					$(3,545)

(l)	Securities with an aggregate market value of $3,504 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(31,774) at a weighted average interest rate of 0.373%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for short sales includes $105 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	98	(106)	$(9)	$31	$(16)
Euro-Bund 10-Year Bond December Futures	12/2020	14	(2,865)	(14)	6	(4)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	98	(11)	124	5	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	1,740	(384,472)	(143)	14	0
U.S. Treasury 5-Year Note December Futures	12/2020	159	(20,039)	(26)	16	0
U.S. Treasury 10-Year Note December Futures	12/2020	2,126	(296,643)	(540)	531	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	477	(105,805)	1,624	954	0
United Kingdom Long Gilt December Futures	12/2020	11	(1,932)	(6)	6	(4)

Total Futures Contracts				$1,010	$1,563	$(25)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	10,300	$201	$15	$216	$6	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	111,200	$(595)	$4,366	$3,771	$0	$(28)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		10,400	(164)	2,623	2,459	0	(29)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		1,700	14	223	237	0	(4)
Pay	3-Month USD-LIBOR	2.000	Semi-Annual	12/16/2020	$	138,900	4,795	(3,483)	1,312	7	0
Receive	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022		28,500	(332)	(128)	(460)	0	0
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		140,000	(181)	6,414	6,233	0	(29)
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		135,200	0	(13,949)	(13,949)	50	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		104,500	156	(5,861)	(5,705)	55	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		712,300	(22,241)	(10,994)	(33,235)	614	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		98,900	(84)	(6,051)	(6,135)	135	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	Semi-Annual	06/17/2027	$	140,000	$3,022	$4,565	$7,587	$0	$(240)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		32,400	(546)	(4,279)	(4,825)	67	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,400	819	(2,368)	(1,549)	27	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		52,400	5,629	5,422	11,051	0	(121)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		330,800	14,582	4,105	18,687	0	(1,020)
Receive	3-Month USD-LIBOR	0.982	Semi-Annual	02/15/2036		67,000	0	(213)	(213)	376	0
Receive	3-Month USD-LIBOR	1.031	Semi-Annual	02/15/2036		116,000	0	(1,222)	(1,222)	652	0
Pay	3-Month USD-LIBOR	0.836	Semi-Annual	11/15/2045		20,400	0	(1,288)	(1,288)	0	(209)
Pay	3-Month USD-LIBOR	0.841	Semi-Annual	11/15/2045		14,100	0	(874)	(874)	0	(144)
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045		36,700	0	(1,803)	(1,803)	0	(376)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		17,200	1,655	49	1,704	0	(234)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	13,600	0	(582)	(582)	30	0
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		72,400	(475)	(3,077)	(3,552)	160	0
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		16,000	0	777	777	0	(20)
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		78,500	605	3,645	4,250	0	(98)
Receive	6-Month JPY-LIBOR	0.380	Semi-Annual	06/18/2028	JPY	6,120,000	(2,007)	125	(1,882)	0	(24)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	3,200	(4)	(516)	(520)	11	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		3,200	9	1,258	1,267	0	(7)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	18,400	0	(106)	(106)	0	(8)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	24,100	(3)	1,035	1,032	0	(50)
Pay	UKRPI	3.593	Maturity	11/15/2028		4,300	0	267	267	0	(9)
Pay	UKRPI	3.595	Maturity	11/15/2028		15,000	178	760	938	0	(31)
Pay	UKRPI	3.603	Maturity	11/15/2028		4,400	0	281	281	0	(9)
Pay	UKRPI	3.480	Maturity	01/15/2030		15,300	18	246	264	0	(45)
Pay	UKRPI	3.415	Maturity	02/15/2030		4,700	0	4	4	0	(14)

							$4,850	$(20,629)	$(15,779)	$2,184	$(2,749)

Total Swap Agreements							$5,051	$(20,614)	$(15,563)	$2,190	$(2,749)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$1,563	$2,190	$3,753	$0	$(25)	$(2,749)	$(2,774)

(n)

Securities with an aggregate market value of $24,456 and cash of $2,629 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	4,016		$518	$0	$0

BOA	10/2020		$4,826	CAD	6,458	25	0
	11/2020	CAD	6,458		$4,826	0	(24)
	11/2020		$1,078	EUR	909	0	(11)
	12/2020		19,834	SGD	27,215	105	0

50	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	JPY	1,285,665		$12,127	$0	$(64)
	10/2020		$21,406	JPY	2,260,087	23	0
	11/2020	JPY	2,260,087		$21,414	0	(23)

CBK	10/2020	CAD	2,025		1,540	19	0
	10/2020	GBP	36,192		47,834	1,134	0
	10/2020		$22,651	CAD	30,130	53	(77)
	10/2020		18,097	CHF	16,725	62	0
	10/2020		1,142	GBP	868	0	(22)
	11/2020	CAD	15,000		$11,213	0	(53)
	11/2020	CHF	16,725		18,113	0	(62)
	11/2020	EUR	4,078		4,830	44	0
	11/2020		$973	EUR	824	0	(6)
	11/2020		41	ZAR	684	0	0

GLM	10/2020	BRL	33,930	EUR	5,127	0	(31)
	10/2020	EUR	5,122	BRL	33,930	37	0
	11/2020		5,119		33,930	30	0
	12/2020	TWD	562,461		$19,489	0	(141)

HUS	10/2020	CAD	15,814		12,012	135	0
	10/2020	CHF	16,725		18,452	293	0
	10/2020	GBP	737		953	2	0
	10/2020	JPY	1,004,711		9,452	0	(74)
	10/2020		$46,392	GBP	36,061	140	0
	11/2020	GBP	36,061		$46,399	0	(140)
	12/2020	SGD	2,137		1,563	0	(3)
	01/2021	BRL	3,320		512	0	(78)

JPM	11/2020		$109	ZAR	1,844	0	0

MYI	10/2020	BRL	59,191		$10,555	15	0
	10/2020	CAD	8,458		6,412	60	0
	10/2020	JPY	1,243,889		11,730	0	(64)
	10/2020		$10,493	BRL	59,191	46	0
	10/2020		10,659	JPY	1,123,489	0	(7)
	11/2020	JPY	1,123,489		$10,663	7	0

SSB	10/2020	CAD	14,881		11,327	151	0
	10/2020		$10,601	BRL	59,191	0	(61)
	10/2020		9,308	CAD	12,470	58	0
	10/2020		22,444	JPY	2,363,829	0	(31)
	11/2020	BRL	59,191		$10,593	61	0
	11/2020	CAD	12,470		9,309	0	(57)
	11/2020	JPY	2,363,829		22,453	31	0
	12/2020		$1,485	TWD	43,167	22	0

TOR	10/2020	CAD	7,880		$6,024	106	0
	10/2020	JPY	1,138,903		10,743	0	(55)
	10/2020		$6,292	JPY	664,099	5	0
	11/2020	JPY	664,099		$6,295	0	(4)

UAG	10/2020		1,738,334		16,358	0	(124)

Total Forward Foreign Currency Contracts						$2,664	$(1,212)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	533,700	$1,314	$2,119

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	278,700	1,024	6,286
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	611,200	2,404	13,496
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	179,700	1,438	14,744
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	185,100	1,086	12,872
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	6,700	2	686

Total Purchased Options							$7,268	$50,203

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	2,200	$ (2)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,200	(7)	(14)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,400	(8)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,800	(3)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,400	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	1,700	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,900	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,900	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	700	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	6,800	(12)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	1,400	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,000	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,600	(3)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,000	(8)	(18)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	800	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,600	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,100	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,100	(1)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	900	(2)	(2)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,000	(3)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,200	(5)	(4)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,300	(2)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,200	(5)	(13)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,000	(5)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	4,500	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	4,500	(6)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	1,700	(4)	(3)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,400	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,300	(2)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,400	(2)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,200	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	2,200	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,500	(2)	(4)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	2,300	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	900	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	3,400	(4)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	900	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,800	(9)	(20)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,100	(3)	(6)

52	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900%	12/16/2020	2,100	$(3)	$(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	800	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,500	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,500	(3)	(3)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	500	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,800	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,600	(4)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,200	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,200	(4)	(4)

						$(200)	$(226)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	34,500	$(410)	$(843)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	71,100	(905)	(1,549)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	94,900	(1,438)	(14,423)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	97,700	(1,086)	(12,665)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	89,200	(997)	(6,105)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	195,600	(2,404)	(14,064)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	13,400	0	(536)

							$(7,240)	$(50,185)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	900	$(7)	$(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,400	(11)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,300	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,200	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,400	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	900	(3)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,200	(7)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	900	(4)	(9)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	800	(3)	(3)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	900	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	700	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,100	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	800	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	300	(1)	(1)

					$(70)	$(41)

Total Written Options					$(7,510)	$(50,452)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$18,461	$(3,880)	$2,159	$0	$(1,721)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	ERAUSLT Index	583,926	0.357% (1-Month USD-LIBOR plus a specified spread)	Monthly	07/07/2021	$182,016	$0	$(54)	$0	$(54)
	Receive	ERAUSLT Index	223,447	0.380% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	69,651	0	(26)	0	(26)

JPM	Receive	ERAUSLT Index	1,316,355	0.436% (1-Month USD-LIBOR plus a specified spread)	Maturity	11/18/2020	427,249	0	(21,960)	0	(21,960)
	Receive	ERAUSLT Index	170,804	0.317% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	53,241	0	(14)	0	(14)

UAG	Receive	ERAUSLT Index	1,124,534	0.482% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/07/2020	368,296	0	(23,095)	0	(23,095)
	Receive	ERAUSLT Index	447,417	0.356% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	139,464	0	(48)	0	(48)

								$0	$(45,197)	$0	$(45,197)

Total Swap Agreements								$(3,880)	$(43,038)	$0	$(46,918)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$130	$0	$0	$130	$(35)	$(38)	$(1,721)	$(1,794)	$(1,664)	$1,914	$250
BPS	23	0	0	23	(87)	(55)	0	(142)	(119)	0	(119)
BRC	0	2,119	0	2,119	0	(2,404)	0	(2,404)	(285)	456	171
CBK	1,312	0	0	1,312	(220)	0	0	(220)	1,092	(1,280)	(188)
DUB	0	0	0	0	0	(33)	0	(33)	(33)	(8)	(41)
FAR	0	0	0	0	0	(15)	(80)	(95)	(95)	9,777	9,682
FBF	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GLM	67	0	0	67	(172)	0	0	(172)	(105)	0	(105)
GST	0	0	0	0	0	(54)	0	(54)	(54)	0	(54)
HUS	570	0	0	570	(295)	0	0	(295)	275	(410)	(135)
JPM	0	0	0	0	0	(28)	(21,974)	(22,002)	(22,002)	28,847	6,845
MYC	0	48,084	0	48,084	0	(47,803)	0	(47,803)	281	(1,496)	(1,215)
MYI	128	0	0	128	(71)	0	0	(71)	57	0	57
SSB	323	0	0	323	(149)	0	0	(149)	174	0	174
TOR	111	0	0	111	(59)	0	0	(59)	52	0	52
UAG	0	0	0	0	(124)	0	(23,143)	(23,267)	(23,267)	33,041	9,774

Total Over the Counter	$2,664	$50,203	$0	$52,867	$(1,212)	$(50,452)	$(46,918)	$(98,582)

(p)

Securities with an aggregate market value of $74,614 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

54	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,563	$1,563
Swap Agreements	0	6	0	0	2,184	2,190

	$0	$6	$0	$0	$3,747	$3,753

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,664	$0	$2,664
Purchased Options	0	0	0	0	50,203	50,203

	$0	$0	$0	$2,664	$50,203	$52,867

	$0	$6	$0	$2,664	$53,950	$56,620

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$25	$25
Swap Agreements	0	0	0	0	2,749	2,749

	$0	$0	$0	$0	$2,774	$2,774

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,212	$0	$1,212
Written Options	0	226	0	0	50,226	50,452
Swap Agreements	0	1,721	45,197	0	0	46,918

	$0	$1,947	$45,197	$1,212	$50,226	$98,582

	$0	$1,947	$45,197	$1,212	$53,000	$101,356

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(64)	$(64)
Futures	0	0	0	0	(4,269)	(4,269)
Swap Agreements	0	143	0	0	(38,859)	(38,716)

	$0	$143	$0	$0	$(43,192)	$(43,049)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(14,767)	$0	$(14,767)
Purchased Options	0	0	0	0	(4)	(4)
Written Options	0	59	0	0	141	200
Swap Agreements	0	474	100,640	0	(23)	101,091

	$0	$533	$100,640	$(14,767)	$114	$86,520

	$0	$676	$100,640	$(14,767)	$(43,078)	$43,471

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(43)	$(43)
Futures	0	0	0	0	7,811	7,811
Swap Agreements	0	214	0	0	32,396	32,610

	$0	$214	$0	$0	$40,164	$40,378

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,156	$0	$9,156
Purchased Options	0	0	0	0	6,575	6,575
Written Options	0	(19)	0	0	2,269	2,250
Swap Agreements	0	(864)	141,550	0	0	140,686

	$0	$(883)	$141,550	$9,156	$8,844	$158,667

	$0	$(669)	$141,550	$9,156	$49,008	$199,045

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO RAE PLUS Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$1,098	$1,098
Corporate Bonds & Notes
Banking & Finance	0	132,602	0	132,602
Industrials	0	24,711	0	24,711
Utilities	0	7,035	0	7,035
Municipal Bonds & Notes
California	0	1,997	0	1,997
Colorado	0	8,338	0	8,338
Illinois	0	176	0	176
U.S. Government Agencies	0	293,264	0	293,264
U.S. Treasury Obligations	0	596,507	0	596,507
Non-Agency Mortgage-Backed Securities	0	130,482	0	130,482
Asset-Backed Securities	0	135,366	0	135,366
Sovereign Issues	0	72,945	0	72,945
Preferred Securities
Banking & Finance	0	5,723	0	5,723
Short-Term Instruments
Repurchase Agreements	0	908	0	908
Argentina Treasury Bills	0	136	0	136
U.S. Treasury Bills	0	249	0	249

	$0	$1,410,439	$1,098	$1,411,537

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$35,849	$0	$0	$35,849

Total Investments	$35,849	$1,410,439	$1,098	$1,447,386

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(11,161)	$0	$(11,161)
U.S. Government Agencies	0	(2,411)	0	(2,411)

	$0	$(13,572)	$0	$(13,572)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,563	2,190	0	3,753
Over the counter	0	52,867	0	52,867

	$1,563	$55,057	$0	$56,620

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(25)	(2,749)	0	(2,774)
Over the counter	(3)	(98,567)	(12)	(98,582)

	$(28)	$(101,316)	$(12)	$(101,356)

Total Financial Derivative Instruments	$1,535	$(46,259)	$(12)	$(44,736)

Totals	$37,384	$1,350,608	$1,086	$1,389,078

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

56	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE PLUS EMG Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 91.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

American Honda Finance Corp.
1.068% (LIBOR03M + 0.850%) due 03/29/2021 «~		$2,100	$2,097

Total Loan Participations and Assignments (Cost $2,099)			2,097

CORPORATE BONDS & NOTES 6.0%

BANKING & FINANCE 4.2%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		2,700	2,756

Barclays Bank PLC
7.625% due 11/21/2022 (h)		4,000	4,401

Barclays PLC
7.125% due 06/15/2025 •(g)(h)	GBP	3,400	4,586

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		$7,600	7,476
3.547% due 09/18/2031 •		2,400	2,417

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,600	1,868

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		1,900	2,316

Ford Motor Credit Co. LLC
0.000% due 12/07/2022 •		3,200	3,539
1.331% (US0003M + 1.080%) due 08/03/2022 ~		$1,100	1,043
1.515% (US0003M + 1.235%) due 02/15/2023 ~		200	184

GSPA Monetization Trust
6.422% due 10/09/2029		963	1,077

HSBC Holdings PLC
6.000% due 05/22/2027 •(g)(h)		200	205
6.500% due 03/23/2028 •(g)(h)		400	425

Lloyds Banking Group PLC
7.500% due 09/27/2025 •(g)(h)		2,500	2,664
7.625% due 06/27/2023 •(g)(h)	GBP	332	447

Nissan Motor Acceptance Corp.
0.923% due 09/28/2022 •		$400	389
2.600% due 09/28/2022		500	505
2.650% due 07/13/2022		1,200	1,213

UniCredit SpA
6.572% due 01/14/2022		5,300	5,626

WPC Eurobond BV
2.250% due 04/09/2026	EUR	5,500	6,915

			50,052

INDUSTRIALS 1.5%

BAT Capital Corp.
3.222% due 08/15/2024		$200	214

Fairstone Financial, Inc.
7.875% due 07/15/2024		1,288	1,324

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	5,300	6,247

INEOS Finance PLC
2.125% due 11/15/2025		5,000	5,568

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$100	115

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		700	710
3.522% due 09/17/2025		1,200	1,214
4.345% due 09/17/2027		1,400	1,408
4.810% due 09/17/2030		800	804

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	17,600	112

			17,716

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UTILITIES 0.3%

Petrobras Global Finance BV
5.093% due 01/15/2030	$1,166	$1,227

Rio Oil Finance Trust
8.200% due 04/06/2028	1,683	1,813

Sprint Communications, Inc.
6.000% due 11/15/2022	900	971

		4,011

Total Corporate Bonds & Notes (Cost $70,084)		71,779

MUNICIPAL BONDS & NOTES 1.0%

CALIFORNIA 0.6%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	500	908
7.043% due 04/01/2050	1,100	1,976

Pasadena Public Financing Authority, California Revenue Bonds, (BABs), Series 2010
7.148% due 03/01/2043	2,900	4,551

		7,435

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	103	111

NEBRASKA 0.0%

Public Power Generation Agency, Nebraska Revenue Bonds, (BABs), Series 2009
7.242% due 01/01/2041	90	134

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	100	151

TEXAS 0.1%

Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	1,200	1,205

WASHINGTON 0.3%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	2,400	3,060

Total Municipal Bonds & Notes (Cost $8,407)		12,096

U.S. GOVERNMENT AGENCIES 18.0%

Fannie Mae
0.498% due 07/25/2037 •	28	28
0.528% due 07/25/2037 •	46	46
0.548% due 09/25/2035 •	101	102
0.868% due 06/25/2037 •	322	329
2.310% due 08/01/2022	391	401
2.358% due 01/25/2031 ~(a)	3,022	462

Freddie Mac
0.702% due 07/15/2041 •	244	247
0.852% due 08/15/2037 •	273	279
0.862% due 10/15/2037 •	44	45
0.872% due 05/15/2037 - 09/15/2037 •	314	319
3.500% due 05/01/2049	2,141	2,335
4.000% due 07/01/2047 - 03/01/2049	1,287	1,379
5.000% due 07/01/2023 - 11/01/2029	209	231

Ginnie Mae
0.507% due 08/20/2047 •	1,551	1,541

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 02/15/2045	$116	$124
5.000% due 08/15/2033 - 04/15/2042	4,565	5,166

Ginnie Mae, TBA
5.000% due 10/01/2050	10,000	10,887

Small Business Administration
6.220% due 12/01/2028	10	11

Uniform Mortgage-Backed Security
4.500% due 11/01/2023 - 06/01/2030	635	697
5.000% due 07/01/2023 - 12/01/2029	567	619
5.500% due 09/01/2025 - 10/01/2035	168	193
6.000% due 11/01/2021 - 09/01/2028	136	152

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	57,939	59,648
2.500% due 11/01/2050 - 12/01/2050	76,100	79,655
3.000% due 11/01/2035 - 11/01/2050	42,200	44,220
4.000% due 10/01/2035	2,000	2,121
5.000% due 10/01/2050	2,000	2,192

Total U.S. Government Agencies (Cost $212,729)		213,429

U.S. TREASURY OBLIGATIONS 49.1%

U.S. Treasury Bonds
3.000% due 08/15/2048 (j)	800	1,091
3.000% due 02/15/2049	40,300	55,101
4.375% due 05/15/2040 (n)	7,900	12,403
4.625% due 02/15/2040	8,100	13,045

U.S. Treasury Inflation Protected Securities (f)
0.125% due 04/15/2022	39,413	40,111
0.125% due 01/15/2023 (l)	19,192	19,778
0.125% due 07/15/2030	4,042	4,495
0.375% due 07/15/2023 (l)	28,275	29,661
0.375% due 01/15/2027	32	35
0.625% due 02/15/2043	1,465	1,804
1.000% due 02/15/2046	7,325	9,876
1.000% due 02/15/2049	1,456	2,030

U.S. Treasury Notes
2.125% due 08/15/2021 (n)	300	305
2.625% due 02/15/2029 (j)(n)	336,500	393,022

Total U.S. Treasury Obligations (Cost $500,476)		582,757

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.7%

American Home Mortgage Assets Trust
6.250% due 11/25/2046 þ	850	787

Banc of America Funding Trust
0.386% due 02/20/2047 •	3,459	3,397
3.886% due 02/20/2035 ~	59	62

Banc of America Mortgage Trust
3.212% due 06/25/2035 ~	42	38

Bear Stearns ALT-A Trust
0.468% due 08/25/2036 •	2,209	2,015

Citigroup Mortgage Loan Trust
4.140% due 03/25/2036 ^•	220	216

Countrywide Alternative Loan Trust
0.268% due 12/25/2046 •	7,630	7,119
0.318% due 05/25/2047 •	757	696
0.348% due 05/25/2036 •	442	376

Countrywide Home Loan Mortgage Pass-Through Trust
3.793% due 02/20/2036 ^•	15	15
6.000% due 07/25/2036	1,667	1,343
6.500% due 12/25/2037	1,840	1,190

Credit Suisse Mortgage Capital Certificates
0.676% due 11/30/2037 ~	5,856	5,340

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	1,463	1,233

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.308% due 01/25/2047 •	$766	$787

Downey Savings & Loan Association Mortgage Loan Trust
0.976% due 09/19/2044 •	187	177

First Horizon Mortgage Pass-Through Trust
3.097% due 10/25/2035 ^~	588	574

GSR Mortgage Loan Trust
3.877% due 09/25/2035 ~	61	62

HarborView Mortgage Loan Trust
0.496% due 06/20/2035 •	665	653
0.656% due 01/19/2036 •	2,879	2,112

HomeBanc Mortgage Trust
0.458% due 03/25/2035 •	1,137	1,012

Impac CMB Trust
0.788% due 03/25/2035 •	813	800

IndyMac Mortgage Loan Trust
0.408% due 06/25/2035 •	204	183

JPMorgan Mortgage Trust
3.090% due 08/25/2035 ^~	167	152
5.750% due 01/25/2036 ^	13	10

Lehman Mortgage Trust
0.798% due 11/25/2036 •	1,920	1,106

Lehman XS Trust
0.373% due 08/25/2046 •	3,187	2,962

Merrill Lynch Mortgage Investors Trust
3.253% due 09/25/2035 ^~	194	179

Morgan Stanley Mortgage Loan Trust
3.208% due 07/25/2035 ~	545	519
6.315% due 06/25/2036 þ	4,323	1,792

Prime Mortgage Trust
6.000% due 06/25/2036 ^	899	885

Residential Accredit Loans, Inc. Trust
0.328% due 09/25/2036 •	2,297	2,114
0.648% due 08/25/2035 ^•	2,893	2,017
4.370% due 12/25/2035 ^~	2,416	2,176
4.542% due 09/25/2035 ^~	251	206

Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	4,055	2,392

RESIMAC Bastille Trust
1.004% due 12/05/2059 •	925	921

Sequoia Mortgage Trust
0.716% due 07/20/2034 •	1,182	1,159

Structured Adjustable Rate Mortgage Loan Trust
1.298% due 12/25/2037 ^•	2,666	2,585

WaMu Mortgage Pass-Through Certificates Trust
0.438% due 12/25/2045 •	599	562
0.728% due 11/25/2045 •	4,193	4,144
2.182% due 10/25/2046 •	4,111	3,875
2.182% due 11/25/2046 •	2,685	2,518
3.046% due 01/25/2037 ^~	334	311
3.162% due 06/25/2037 ^~	1,961	1,858
3.494% due 02/25/2037 ^~	1,175	1,138
3.545% due 12/25/2036 ^~	200	187

Washington Mutual Mortgage Pass-Through Certificates Trust
4.241% due 09/25/2036 þ	3,365	1,454

Total Non-Agency Mortgage-Backed Securities (Cost $64,968)		67,409

ASSET-BACKED SECURITIES 10.2%

Argent Securities Trust
0.298% due 07/25/2036 •	3,130	2,762

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •	1,099	1,364

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Carrington Mortgage Loan Trust
0.648% due 10/25/2035 •		$7,041	$6,726

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ		1,734	1,253

Citigroup Mortgage Loan Trust, Inc.
0.428% due 08/25/2036 •		13,000	12,262

Countrywide Asset-Backed Certificates
0.388% due 04/25/2037 •		1,416	1,170
0.438% due 08/25/2036 •		88	88
6.367% due 09/25/2046 þ		8,567	7,496

Countrywide Asset-Backed Certificates Trust
0.788% due 02/25/2036 •		14,000	13,571

Fremont Home Loan Trust
0.283% due 10/25/2036 •		2,464	2,229
0.288% due 01/25/2037 •		3,344	2,176

GSAA Home Equity Trust
0.348% due 03/25/2037 •		7,303	3,124
5.995% due 03/25/2046 ^~		7,756	4,805

GSAMP Trust
0.278% due 12/25/2046 •		6,825	4,465

GSRPM Mortgage Loan Trust
1.048% due 03/25/2035 •		4,100	4,057

IXIS Real Estate Capital Trust
0.548% due 03/25/2036 ^•		994	648

Long Beach Mortgage Loan Trust
0.308% due 12/25/2036 •		2,268	1,784

MASTR Specialized Loan Trust
0.898% due 11/25/2035 •		3,700	3,643

Morgan Stanley ABS Capital, Inc. Trust
0.228% due 11/25/2036 •		2,213	1,582
0.328% due 03/25/2037 •		4,912	2,752

New Century Home Equity Loan Trust
0.928% due 03/25/2035 •		1,346	1,262

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		2,611	1,847
0.288% due 03/25/2037 •		2,959	2,694
0.368% due 04/25/2037 •		1,845	1,479
0.368% due 05/25/2037 •		2,485	1,844

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		6,282	3,544

Residential Asset Mortgage Products Trust
2.023% due 10/25/2034 •		6,479	5,979

Residential Asset Securities Corp. Trust
0.588% due 12/25/2035 •		7,786	7,248

Securitized Asset-Backed Receivables LLC Trust
0.388% due 07/25/2036 •		1,586	953

Soundview Home Loan Trust
0.318% due 08/25/2037 •		4,411	4,004
0.348% due 06/25/2037 •		4,255	3,544
1.448% due 10/25/2037 •		5,558	4,772

Specialty Underwriting & Residential Finance Trust
0.298% due 09/25/2037 •		2,396	2,000

Washington Mutual Asset-Backed Certificates Trust
0.208% due 11/25/2036 •		3,858	1,634

Total Asset-Backed Securities (Cost $119,045)			120,761

SOVEREIGN ISSUES 0.8%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~	ARS	3,535	24

Argentine Republic Government International Bond
0.125% due 07/09/2041 þ		$14,850	5,921
1.000% due 07/09/2029		236	108

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	8,330	$56

Brazil Government International Bond
4.750% due 01/14/2050		$2,298	2,237

Israel Government International Bond
4.125% due 01/17/2048		1,000	1,270

Provincia de Buenos Aires
33.497% due 05/31/2022	ARS	11,440	68

Total Sovereign Issues (Cost $10,381)			9,684

		SHARES

PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(g)		2,045,000	1,962

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		550,000	770

Total Preferred Securities (Cost $2,682)			2,732

SHORT-TERM INSTRUMENTS 0.1%

REPURCHASE AGREEMENTS (i) 0.0%
			517

		PRINCIPAL AMOUNT (000S)

ARGENTINA TREASURY BILLS 0.1%
20.258% due 10/13/2020 - 01/29/2021 (c)(d)	ARS	86,760	602

Total Short-Term Instruments (Cost $1,244)			1,119

Total Investments in Securities (Cost $992,115)			1,083,863

		SHARES

INVESTMENTS IN AFFILIATES 35.2%

SHORT-TERM INSTRUMENTS 35.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 35.2%

PIMCO Short-Term Floating NAV Portfolio III		42,387,071	417,979

Total Short-Term Instruments (Cost $417,978)			417,979

Total Investments in Affiliates (Cost $417,978)			417,979

Total Investments 126.5% (Cost $1,410,093)			$1,501,842

Financial Derivative Instruments (k)(m) (6.0)% (Cost or Premiums, net $(3,273))			(71,127)

Other Assets and Liabilities, net (20.5)%			(243,397)

Net Assets 100.0%			$1,187,318

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

58	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$517	U.S. Treasury Notes 1.750% due 07/31/2021	$(527)	$517	$517

Total Repurchase Agreements						$(527)	$517	$517

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(2)
UBS	0.180%	08/05/2020	10/05/2020	$(34,735)	$(34,745)

Total Sale-Buyback Transactions					$(34,745)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Sovereign Issues (1.5)%
Canada Government International Bond	2.750%	12/01/2048	CAD	16,900	$(17,966)	$(17,945)

Total Short Sales (1.5)%					$(17,966)	$(17,945)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(2)	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
FICC	$517	$0	$0	$0	$517	$(527)	$(10)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(17,945)	(17,945)	(10)	(17,955)
UBS	0	0	(34,745)	0	(34,745)	35,084	339

Total Borrowings and Other Financing Transactions	$517	$0	$(34,745)	$(17,945)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(34,745)	$0	$0	$(34,745)

Total Borrowings	$0	$(34,745)	$0	$0	$(34,745)

Payable for sale-buyback financing transactions					$(34,745)

(j)	Securities with an aggregate market value of $35,084 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(291,483) at a weighted average interest rate of 0.253%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Payable for sale-buyback transactions includes $1 of deferred price drop.
(3)	Payable for short sales includes $151 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	68	$	(73)	$(6)	$22	$(11)
Euro-Bund 10-Year Bond December Futures	12/2020	30		(6,138)	(30)	12	(9)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	68		(8)	86	3	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	2,000		(441,922)	(159)	16	0
U.S. Treasury 5-Year Note December Futures	12/2020	977		(123,133)	(164)	99	0
U.S. Treasury 10-Year Note December Futures	12/2020	2,094		(292,178)	(519)	523	0
U.S. Treasury 30-Year Bond December Futures	12/2020	241		(42,484)	(291)	226	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	321		(71,202)	1,112	642	0
United Kingdom Long Gilt December Futures	12/2020	17		(2,986)	(9)	10	(5)

Total Futures Contracts					$20	$1,553	$(26)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.IG-34 5-Year Index	(1.000)%	Quarterly	06/20/2025	$	141,300	$(2,143)	$1,138	$(1,005)	$0	$(55)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	35,100	$641	$94	$735	$20	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024	CAD	103,100	$421	$3,075	$3,496	$0	$(26)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		24,000	(340)	6,016	5,676	0	(64)
Receive	3-Month CAD-Bank Bill	1.390	Semi-Annual	03/18/2050		5,800	0	91	91	12	0
Pay(6)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022	$	285,400	3,065	(68)	2,997	0	(21)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		116,100	(150)	5,319	5,169	0	(24)

60	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.928%	Semi-Annual	05/31/2025	$	131,100	$(37)	$(17,079)	$(17,116)	$87	$0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		405,300	(16,897)	(1,943)	(18,840)	309	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		82,000	(70)	(5,017)	(5,087)	112	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		273,400	5,840	8,977	14,817	0	(469)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		77,000	1,143	(12,619)	(11,476)	162	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		80,200	(235)	(6,955)	(7,190)	201	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		97,800	5,840	(422)	5,418	0	(263)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	21,100	0	(903)	(903)	46	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		112,200	(729)	(4,775)	(5,504)	248	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		24,900	0	1,209	1,209	0	(31)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		121,600	929	5,654	6,583	0	(152)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	4,600	(6)	(741)	(747)	16	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		2,900	13	1,135	1,148	0	(6)
Receive	CPURNSA	1.667	Maturity	06/19/2024	$	58,500	0	(338)	(338)	0	(27)
Receive	UKRPI	3.334	Maturity	08/15/2025	GBP	400	0	5	5	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028		1,500	(1)	65	64	0	(3)
Pay	UKRPI	3.603	Maturity	11/15/2028		7,700	0	492	492	0	(16)
Pay	UKRPI	3.480	Maturity	01/15/2030		24,500	29	393	422	0	(72)
Pay	UKRPI	3.415	Maturity	02/15/2030		9,300	0	8	8	0	(27)
Pay	UKRPI	3.475	Maturity	08/15/2030		400	(1)	(5)	(6)	0	(1)

							$(1,186)	$(18,426)	$(19,612)	$1,193	$(1,202)

Total Swap Agreements							$(2,688)	$(17,194)	$(19,882)	$1,213	$(1,257)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,553	$1,213	$2,766	$0	$(26)	$(1,257)	$(1,283)

(l)

Securities with an aggregate market value of $18,920 and cash of $1,298 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020		$4,494	CAD	6,014	$23	$0
	11/2020	CAD	6,014		$4,494	0	(23)
	11/2020		$17,892	EUR	15,093	0	(179)
	12/2020	CNH	25,046		$3,600	0	(75)
	12/2020		$13,535	SGD	18,572	72	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BPS	10/2020	JPY	33,533		$316	$0	$(2)
	10/2020		$558	JPY	58,948	1	0
	10/2020		772	RUB	55,007	0	(65)
	11/2020	JPY	58,948		$559	0	(1)
	12/2020		$1,192	TWD	34,609	16	0

BRC	10/2020	MXN	5,701		$262	4	0
	11/2020		$1,148	EUR	967	0	(13)

CBK	10/2020	CAD	4,577		$3,496	58	0
	10/2020	CHF	663		735	15	0
	10/2020	GBP	5,323		7,035	167	0
	10/2020	RUB	94,293		1,311	99	0
	10/2020		$26,205	CAD	34,818	49	(106)
	10/2020		17,736	CHF	16,391	60	0
	11/2020	CAD	13,968		$10,442	0	(49)
	11/2020	CHF	16,391		17,752	0	(60)
	11/2020	EUR	1,215		1,442	16	0
	11/2020		$2,693	EUR	2,277	0	(21)
	11/2020	ZAR	821		$49	0	0

GLM	10/2020	BRL	52,642	EUR	7,954	0	(48)
	10/2020	EUR	7,947	BRL	52,642	57	0
	11/2020		7,943		52,642	47	0
	12/2020	SGD	1,336		$975	0	(4)
	12/2020	TWD	388,228		13,452	0	(97)
	12/2020		$1,893	SGD	2,592	6	0

HUS	10/2020	CAD	10,590		$8,044	91	0
	10/2020	CHF	10,963		12,095	192	0
	10/2020	GBP	622		804	2	0
	10/2020	JPY	26,205		247	0	(2)
	10/2020		$7,648	GBP	5,945	23	0
	10/2020		547	RUB	39,022	0	(45)
	11/2020	GBP	5,945		$7,649	0	(23)
	11/2020		$654	EUR	550	0	(8)
	12/2020	SGD	933		$681	0	(3)
	12/2020		$3,571	CNY	25,020	102	0
	12/2020		1,626	SGD	2,217	0	(2)
	01/2021	BRL	2,630		$405	0	(62)

JPM	11/2020	ZAR	1,764		104	0	(1)

MYI	10/2020	BRL	69,958		12,475	18	0
	10/2020	CAD	5,664		4,294	40	0
	10/2020	CHF	897		984	11	0
	10/2020	JPY	32,443		306	0	(2)
	10/2020		$12,402	BRL	69,958	55	0
	10/2020		278	JPY	29,303	0	0
	11/2020	JPY	29,303		$278	0	0
	12/2020	TWD	23,906		825	0	(9)

SCX	10/2020	CHF	2,532		2,777	28	0
	10/2020	TRY	2,079		277	8	0
	11/2020		$2,069	EUR	1,744	0	(22)
	12/2020	TWD	41,002		$1,418	0	(13)
	12/2020		$762	TWD	22,102	9	0

SOG	12/2020		1,562	SGD	2,124	0	(6)

SSB	10/2020	CAD	26,337		$20,053	273	0
	10/2020	CHF	760		839	14	0
	10/2020		$12,529	BRL	69,958	0	(72)
	10/2020		8,668	CAD	11,613	54	0
	10/2020		585	JPY	61,654	0	(1)
	11/2020	BRL	69,958		$12,520	73	0
	11/2020	CAD	11,613		8,669	0	(53)
	11/2020	JPY	61,654		586	1	0
	12/2020	TWD	43,336		1,490	0	(22)

TOR	10/2020	CAD	5,277		4,034	71	0
	10/2020	JPY	29,705		280	0	(1)
	10/2020		$164	JPY	17,321	0	0
	11/2020	JPY	17,321		$164	0	0
	12/2020	TWD	25,951		893	0	(13)

UAG	10/2020	CHF	576		630	5	0
	10/2020	JPY	45,340		427	0	(3)
	11/2020	EUR	17,873		21,178	202	0
	12/2020	TWD	43,595		1,499	0	(23)

Total Forward Foreign Currency Contracts						$1,962	$(1,129)

62	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	311,800	$736	$1,238

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	489,100	1,798	11,031
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	337,200	1,978	23,449
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	5,900	2	604

							$ 4,514	$36,322

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 10/01/2050	$62.000	10/07/2020	500	$0	$0

Total Purchased Options					$4,514	$36,322

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,800	$(2)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	4,800	(6)	(11)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,900	(7)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,300	(2)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,500	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	1,700	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,000	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	2,700	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,000	(3)	(6)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	2,700	(3)	(6)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	700	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,900	(3)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,600	(3)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,000	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,000	(4)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,000	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,300	(9)	(20)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	900	(2)	(2)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,600	(2)	(7)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,200	(5)	(4)

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	700	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,800	(6)	(16)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,600	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,600	(6)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	4,200	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	4,200	(6)	(11)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	2,100	(4)	(4)

FBF	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,200	(2)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,800	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,800	(3)	(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100%	12/16/2020	3,200	$(5)	$(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,300	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,300	(2)	(4)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	800	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,200	(10)	(22)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,200	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,100	(3)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	2,100	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	500	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,600	(3)	(3)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,300	(2)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,200	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	2,100	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	2,100	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,200	(6)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	600	(1)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,200	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,100	(4)	(4)

						$ (180)	$ (218)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164%	11/01/2021	59,200	$(754)	$(1,290)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	178,000	(1,978)	(23,075)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	156,500	(1,749)	(10,711)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	11,800	0	(472)

							$ (4,481)	$(35,548)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	900	$(7)	$(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,400	(11)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	800	(3)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	200	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,200	(7)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,000	(4)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	800	(3)	(3)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,200	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	600	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	700	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	700	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	300	(1)	(1)

					$(59)	$(41)

Total Written Options					$(4,720)	$(35,807)

64	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
									Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$	1,770	$(379)	$214	$0	$(165)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/ Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERAEMLT Index	51,155	1.075% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	$127,849	$0	$(99)	$0	$(99)
	Receive	ERAEMLT Index	25,823	1.066% (1-Month USD-LIBOR plus a specified spread)	Maturity	09/22/2021	66,999	0	(2,516)	0	(2,516)
	Receive	ERAEMLT Index	29,357	1.146% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/06/2021	75,199	0	(1,878)	0	(1,878)
	Receive	ERAEMLT Index	8,122	1.176% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/06/2021	20,900	0	(612)	0	(612)

JPM	Receive	ERAEMLT Index	53,660	1.186% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/10/2021	156,249	0	(24,788)	0	(24,788)
	Receive	ERAEMLT Index	62,937	1.097% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	157,295	0	(142)	0	(142)
	Receive	ERAEMLT Index	85,894	1.097% (1-Month USD-LIBOR plus a specified spread)	Monthly	06/23/2021	214,671	0	(194)	0	(194)

MEI	Receive	ERAEMLT Index	66,513	1.126% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	184,195	0	(21,362)	0	(21,362)
	Receive	ERAEMLT Index	39,055	1.181% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/03/2021	118,243	0	(22,084)	0	(22,084)

SOG	Receive	ERAEMLT Index	52,941	1.077% (1-Month USD-LIBOR plus a specified spread)	Monthly	11/18/2020	132,313	0	(118)	0	(118)

								$0	$(73,793)	$0	$(73,793)

Total Swap Agreements								$(379)	$(73,579)	$0	$(73,958)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$95	$0	$0	$95	$(277)	$(36)	$0	$(313)	$(218)	$322	$104
BPS	17	0	0	17	(68)	(53)	(5,105)	(5,226)	(5,209)	11,682	6,473
BRC	4	1,238	0	1,242	(13)	(1,301)	(165)	(1,479)	(237)	457	220
CBK	464	0	0	464	(236)	0	0	(236)	228	(354)	(126)
DUB	0	0	0	0	0	(34)	0	(34)	(34)	(10)	(44)
FAR	0	0	0	0	0	(14)	0	(14)	(14)	0	(14)
FBF	0	0	0	0	0	(22)	0	(22)	(22)	0	(22)
GLM	110	0	0	110	(149)	0	0	(149)	(39)	0	(39)
GST	0	0	0	0	0	(47)	0	(47)	(47)	0	(47)
HUS	410	0	0	410	(145)	0	0	(145)	265	(320)	(55)
JPM	0	0	0	0	(1)	(33)	(25,124)	(25,158)	(25,158)	38,955	13,797
MEI	0	0	0	0	0	0	(43,446)	(43,446)	(43,446)	46,690	3,244
MYC	0	35,084	0	35,084	0	(34,267)	0	(34,267)	817	(2,468)	(1,651)
MYI	124	0	0	124	(11)	0	0	(11)	113	0	113
SCX	45	0	0	45	(35)	0	0	(35)	10	0	10
SOG	0	0	0	0	(6)	0	(118)	(124)	(124)	4,364	4,240
SSB	415	0	0	415	(148)	0	0	(148)	267	(370)	(103)
TOR	71	0	0	71	(14)	0	0	(14)	57	0	57
UAG	207	0	0	207	(26)	0	0	(26)	181	(270)	(89)

Total Over the Counter	$1,962	$36,322	$0	$38,284	$(1,129)	$(35,807)	$(73,958)	$(110,894)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO RAE PLUS EMG Fund (Cont.)

(n)

Securities with an aggregate market value of $102,470 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,553	$1,553
Swap Agreements	0	20	0	0	1,193	1,213

	$0	$20	$0	$0	$2,746	$2,766

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,962	$0	$1,962
Purchased Options	0	0	0	0	36,322	36,322

	$0	$0	$0	$1,962	$36,322	$38,284

	$0	$20	$0	$1,962	$39,068	$41,050

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	55	0	0	1,202	1,257

	$0	$55	$0	$0	$1,228	$1,283

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,129	$0	$1,129
Written Options	0	218	0	0	35,589	35,807
Swap Agreements	0	165	73,793	0	0	73,958

	$0	$383	$73,793	$1,129	$35,589	$110,894

	$0	$438	$73,793	$1,129	$36,817	$112,177

66	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(68)	$(68)
Futures	0	0	(10,093)	0	(41,085)	(51,178)
Swap Agreements	0	(4,505)	0	0	(44,841)	(49,346)

	$0	$(4,505)	$(10,093)	$0	$(85,994)	$(100,592)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(16,684)	$0	$(16,684)
Purchased Options	0	0	0	0	46,053	46,053
Written Options	0	71	0	0	(50,612)	(50,541)
Swap Agreements	0	80	(13,401)	0	(18)	(13,339)

	$0	$151	$(13,401)	$(16,684)	$(4,577)	$(34,511)

	$0	$(4,354)	$(23,494)	$(16,684)	$(90,571)	$(135,103)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(102)	$(102)
Futures	0	0	6,688	0	35,086	41,774
Swap Agreements	0	1,554	0	0	44,064	45,618

	$0	$1,554	$6,688	$0	$79,048	$87,290

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,754	$0	$10,754
Purchased Options	0	0	0	0	(33,544)	(33,544)
Written Options	0	(26)	0	0	49,751	49,725
Swap Agreements	0	(163)	307,799	0	0	307,636

	$0	$(189)	$307,799	$10,754	$16,207	$334,571

	$0	$1,365	$314,487	$10,754	$95,255	$421,861

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$0	$2,097	$2,097
Corporate Bonds & Notes
Banking & Finance	0	50,052	0	50,052
Industrials	0	17,716	0	17,716
Utilities	0	4,011	0	4,011
Municipal Bonds & Notes
California	0	7,435	0	7,435
Illinois	0	111	0	111
Nebraska	0	134	0	134
Tennessee	0	151	0	151
Texas	0	1,205	0	1,205
Washington	0	3,060	0	3,060
U.S. Government Agencies	0	213,429	0	213,429
U.S. Treasury Obligations	0	582,757	0	582,757
Non-Agency Mortgage-Backed Securities	0	67,409	0	67,409
Asset-Backed Securities	0	120,761	0	120,761
Sovereign Issues	0	9,684	0	9,684
Preferred Securities
Banking & Finance	0	2,732	0	2,732
Short-Term Instruments
Repurchase Agreements	0	517	0	517
Argentina Treasury Bills	0	602	0	602

	$0	$1,081,766	$2,097	$1,083,863

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$417,979	$0	$0	$417,979

Total Investments	$417,979	$1,081,766	$2,097	$1,501,842

Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(17,945)	$0	$(17,945)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,553	1,213	0	2,766
Over the counter	0	38,284	0	38,284

	$1,553	$39,497	$0	$41,050

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(26)	(1,257)	0	(1,283)
Over the counter	(3)	(110,878)	(13)	(110,894)

	$(29)	$(112,135)	$(13)	$(112,177)

Total Financial Derivative Instruments	$1,524	$(72,638)	$(13)	$(71,127)

Totals	$419,503	$991,183	$2,084	$1,412,770

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO RAE PLUS International Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 78.1%

CORPORATE BONDS & NOTES 11.8%

BANKING & FINANCE 8.8%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$500	$511
4.500% due 05/15/2021		300	306

Ally Financial, Inc.
4.250% due 04/15/2021		60	61
4.625% due 05/19/2022		60	63

American International Group, Inc.
4.125% due 02/15/2024		2,100	2,332

American Tower Corp.
3.800% due 08/15/2029		1,677	1,925

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(j)(k)	EUR	800	926

Banco del Estado de Chile
4.125% due 10/07/2020		$3,174	3,181

Bank of America Corp.
0.981% due 09/25/2025 •		5,200	5,203
1.038% (US0003M + 0.790%) due 03/05/2024 ~		1,199	1,204

Barclays Bank PLC
7.625% due 11/21/2022 (k)		1,199	1,319
10.179% due 06/12/2021		3,935	4,140

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		2,877	2,886
3.200% due 08/10/2021		3,628	3,713
4.337% due 01/10/2028		400	446
4.610% due 02/15/2023 •		2,137	2,237
4.972% due 05/16/2029 •		400	468
5.088% due 06/20/2030 •		400	451
5.200% due 05/12/2026		400	445
7.125% due 06/15/2025 •(j)(k)	GBP	1,318	1,778
7.250% due 03/15/2023 •(j)(k)		300	396
7.875% due 03/15/2022 •(j)(k)		$400	413
8.000% due 12/15/2020 •(j)(k)	EUR	2,337	2,773
8.000% due 06/15/2024 •(j)(k)		$300	320

BNP Paribas S.A.
6.750% due 03/14/2022 •(j)(k)		500	516
7.625% due 03/30/2021 •(j)(k)		200	204

BOC Aviation Ltd.
4.000% due 01/25/2024		200	213

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		1,858	1,869

CNH Industrial Capital LLC
4.375% due 11/06/2020		181	182

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	2,200	2,666

Credit Suisse Group AG
6.375% due 08/21/2026 •(j)(k)		$926	990
7.125% due 07/29/2022 •(j)(k)		300	313

Crown Castle International Corp.
4.300% due 02/15/2029		1,250	1,458

Deutsche Bank AG
1.481% (US0003M + 1.230%) due 02/27/2023 ~		2,577	2,535
3.961% due 11/26/2025 •		4,373	4,654
4.250% due 10/14/2021		5,674	5,836

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		312	279

Equinix, Inc.
1.550% due 03/15/2028 (c)		1,000	1,001

Equitable Holdings, Inc.
4.350% due 04/20/2028		659	751

Erste Group Bank AG
8.875% due 10/15/2021 •(j)(k)	EUR	400	502

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028		959	1,169

Ford Motor Credit Co. LLC
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$400	399

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.114% (US0003M + 0.810%) due 04/05/2021 ~		$1,422	$1,401
2.826% (US0003M + 2.550%) due 01/07/2021 ~		300	299
3.087% due 01/09/2023		1,737	1,706
3.416% (US0003M + 3.140%) due 01/07/2022 ~		200	198
3.550% due 10/07/2022		974	966

General Motors Financial Co., Inc.
1.349% (US0003M + 1.100%) due 11/06/2021 ~		300	300

Goldman Sachs Group, Inc.
1.856% (US0003M + 1.600%) due 11/29/2023 ~		60	62

GSPA Monetization Trust
6.422% due 10/09/2029		62	70

Healthcare Realty Trust, Inc.
2.400% due 03/15/2030		659	669

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		400	399
2.848% due 06/04/2031 •		300	311
3.000% due 05/29/2030 •	GBP	1,378	1,900
4.292% due 09/12/2026 •		$828	923
4.300% due 03/08/2026		500	564
4.950% due 03/31/2030		900	1,086

ING Groep NV
5.750% due 11/16/2026 •(j)(k)		300	312

International Lease Finance Corp.
5.875% due 08/15/2022		100	107

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(j)(k)	EUR	1,897	2,253

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		$1,558	1,572
1.494% (US0003M + 1.230%) due 10/24/2023 ~		181	184
3.797% due 07/23/2024 •		659	714

Lloyds Banking Group PLC
2.858% due 03/17/2023 •		5,755	5,918
4.050% due 08/16/2023		2,096	2,276
4.550% due 08/16/2028		1,199	1,414
4.947% due 06/27/2025 •(j)(k)	EUR	200	233
7.500% due 09/27/2025 •(j)(k)		$1,858	1,980
7.625% due 06/27/2023 •(j)(k)	GBP	840	1,130

Mitsubishi UFJ Financial Group, Inc.
1.105% (US0003M + 0.860%) due 07/26/2023 ~		$659	665

Morgan Stanley
1.463% (US0003M + 1.220%) due 05/08/2024 ~		119	120

Nationwide Building Society
4.363% due 08/01/2024 •		1,100	1,193

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		1,000	1,004
2.000% due 03/04/2025 •	EUR	100	122
2.875% due 09/19/2026 •	GBP	342	467
3.875% due 09/12/2023		$200	215
4.269% due 03/22/2025 •		1,700	1,849
4.800% due 04/05/2026		300	347
4.892% due 05/18/2029 •		1,258	1,464
5.076% due 01/27/2030 •		1,000	1,193
8.000% due 08/10/2025 •(j)(k)		1,160	1,290
8.625% due 08/15/2021 •(j)(k)		2,036	2,091

Navient Corp.
5.500% due 01/25/2023		119	120
5.875% due 03/25/2021		100	101
6.500% due 06/15/2022		419	428

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		60	60
2.600% due 09/28/2022		119	120
2.650% due 07/13/2022		181	183

OneMain Finance Corp.
5.625% due 03/15/2023		181	188
7.750% due 10/01/2021		419	439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		$329	$330

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,199	1,321

Santander UK PLC
2.875% due 06/18/2024		2,636	2,816

Service Properties Trust
5.000% due 08/15/2022		800	799

SL Green Realty Corp.
4.500% due 12/01/2022		778	812

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		200	204

Societe Generale S.A.
1.000% due 04/01/2022	EUR	1,900	2,259
6.750% due 04/07/2021 •(j)(k)		220	262
7.375% due 09/13/2021 •(j)(k)		$200	205

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		2,956	2,966

UBS AG
4.750% due 02/12/2026 •(k)	EUR	2,217	2,633
5.125% due 05/15/2024 (k)		$960	1,060
7.625% due 08/17/2022 (k)		3,747	4,174

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		200	201
4.125% due 09/24/2025		500	571
6.875% due 03/22/2021 •(j)(k)		200	203

UniCredit SpA
6.572% due 01/14/2022		1,500	1,592
6.750% due 09/10/2021 •(j)(k)	EUR	400	471

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~		$200	203
2.393% due 06/02/2028 •		16,400	17,130

Weyerhaeuser Co.
4.000% due 04/15/2030		1,000	1,177

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,677	2,108

			149,137

INDUSTRIALS 2.3%

Baidu, Inc.
3.075% due 04/07/2025		$1,300	1,383

BAT Capital Corp.
3.222% due 08/15/2024		60	64

BAT International Finance PLC
3.950% due 06/15/2025		181	201

Canadian Pacific Railway Co.
4.500% due 01/15/2022		119	125

Centene Corp.
4.750% due 01/15/2025		1,018	1,048

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		2,096	2,146
4.908% due 07/23/2025		1,399	1,619

Comcast Corp.
3.950% due 10/15/2025		302	347

CVS Health Corp.
4.250% due 04/01/2050		800	943

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		1,537	1,546

Dell International LLC
4.420% due 06/15/2021		554	567

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		200	201

Fairstone Financial, Inc.
7.875% due 07/15/2024		419	431

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (d)	EUR	1,078	1,270

68	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (d)		$1,022	$1,081

Imperial Brands Finance PLC
3.125% due 07/26/2024		200	212
3.500% due 07/26/2026		4,169	4,516

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,737	1,934

Interpublic Group of Cos., Inc.
4.000% due 03/15/2022		$500	522

Kraft Heinz Foods Co.
5.200% due 07/15/2045		100	109

Micron Technology, Inc.
5.327% due 02/06/2029		300	361

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		1,600	1,623
3.522% due 09/17/2025		2,100	2,124
4.345% due 09/17/2027		1,400	1,408
4.810% due 09/17/2030		900	904

NVIDIA Corp.
3.500% due 04/01/2040		2,200	2,587

Oracle Corp.
2.950% due 04/01/2030		2,400	2,689

Penske Truck Leasing Co. LP
3.900% due 02/01/2024		300	327

Sasol Financing USA LLC
5.875% due 03/27/2024		200	194

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,700	1,750
3.375% due 07/09/2060		1,700	1,761

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		899	899

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		500	544

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,828	24

ZF North America Capital, Inc.
4.500% due 04/29/2022		$250	257

			37,717

UTILITIES 0.7%

AT&T, Inc.
2.250% due 02/01/2032		400	401

Berkshire Hathaway Energy Co.
3.700% due 07/15/2030		1,200	1,414

Consolidated Edison Co. of New York, Inc.
3.350% due 04/01/2030		1,200	1,385

DTE Electric Co.
2.625% due 03/01/2031		1,400	1,539

Petrobras Global Finance BV
5.093% due 01/15/2030		862	907

Rio Oil Finance Trust
8.200% due 04/06/2028		713	768

San Diego Gas & Electric Co.
3.320% due 04/15/2050		900	986

Southern California Edison Co.
3.700% due 08/01/2025		2,300	2,561

Sprint Communications, Inc.
6.000% due 11/15/2022		599	646

Sprint Corp.
7.250% due 09/15/2021		1,159	1,214
7.875% due 09/15/2023		359	412

			12,233

Total Corporate Bonds & Notes (Cost $185,961)			199,087

MUNICIPAL BONDS & NOTES 0.3%

ILLINOIS 0.2%

Chicago Transit Authority, Illinois Revenue Bonds, (BABs), Series 2010
6.200% due 12/01/2040		720	988

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	$480	$685

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	6	7

Chicago, Illinois Waterworks Revenue Bonds, Series 2010
6.642% due 11/01/2029	500	625

Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	175	193
6.725% due 04/01/2035	350	388

		2,886

NEW JERSEY 0.1%

Middlesex County, New Jersey Improvement Authority Revenue Bonds, (AGM Insured), Series 2004
0.000% due 10/01/2022 (g)	1,165	1,122

OHIO 0.0%

Ohio State University Revenue Bonds, Series 2011
4.800% due 06/01/2111	300	440

Total Municipal Bonds & Notes (Cost $4,097)		4,448

U.S. GOVERNMENT AGENCIES 17.2%

Fannie Mae
0.000% due 08/25/2039 (b)(g)	715	664
0.478% due 04/25/2037 •	9	9
0.498% due 07/25/2037 •	15	15
0.668% due 10/25/2040 •	45	45
2.310% due 08/01/2022	116	119
2.358% due 01/25/2031 ~(a)	599	92
2.669% due 03/01/2034 •	59	61
3.848% due 12/01/2034 •	60	60
4.500% due 09/25/2040	1,236	1,592
5.902% due 03/25/2037 •(a)	362	75
5.952% due 04/25/2037 •(a)	950	182
6.002% due 11/25/2039 •(a)	190	35
6.232% due 03/25/2037 •(a)	479	99
6.252% due 05/25/2037 •(a)	1,235	230
6.642% due 04/25/2037 •(a)	2,191	483
7.052% due 02/25/2037 •(a)	204	49
7.502% due 07/25/2033 •(a)	123	26
9.804% due 11/25/2040 •	4	6

Freddie Mac
0.452% due 05/15/2037 •	14	14
3.500% due 07/15/2042	4,238	4,545
4.000% due 11/01/2047 - 03/01/2049	4,584	4,905
5.000% due 04/15/2041	1,624	2,000
5.500% due 03/15/2034	244	282
6.418% due 09/15/2036 •(a)	370	72
6.500% due 05/01/2035	149	170
10.555% due 02/15/2040 •	169	233
12.743% due 02/15/2041 •	3	5
14.085% due 09/15/2041 •	602	1,044

Ginnie Mae
0.507% due 08/20/2047 •	367	364
1.336% due 04/20/2068 •	1,728	1,750
3.125% due 11/20/2044 •	882	918

Ginnie Mae, TBA
5.000% due 10/01/2050	1,300	1,415

Small Business Administration
5.490% due 03/01/2028	31	34
6.020% due 08/01/2028	244	270

Uniform Mortgage-Backed Security
3.500% due 02/01/2043 - 09/01/2048	22,103	23,370
5.500% due 03/01/2028	9	10
6.000% due 08/01/2036 - 04/01/2041	797	922
6.500% due 09/01/2036	110	125

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	45,002	46,329

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.500% due 11/01/2050 - 12/01/2050		$181,400	$189,752
4.500% due 10/01/2050		6,900	7,465

Total U.S. Government Agencies (Cost $288,999)			289,836

U.S. TREASURY OBLIGATIONS 20.7%

U.S. Treasury Bonds
3.000% due 08/15/2048		212	289
3.000% due 02/15/2049		12,996	17,769
3.125% due 05/15/2048		560	779
4.625% due 02/15/2040		2,952	4,754

U.S. Treasury Inflation Protected Securities (i)
0.125% due 01/15/2022 (o)		7,096	7,209
0.125% due 04/15/2022 (o)		18,708	19,040
0.125% due 07/15/2030		5,355	5,955
0.375% due 01/15/2027		2,627	2,892
0.625% due 07/15/2021 (o)		5,872	5,960
0.625% due 02/15/2043		225	278
1.000% due 02/15/2046		5,248	7,076
1.000% due 02/15/2048		22,061	30,406
1.000% due 02/15/2049		1,791	2,497
1.375% due 02/15/2044		1,112	1,580
2.375% due 01/15/2027		394	486

U.S. Treasury Notes
1.625% due 02/15/2026 (q)		900	963
1.750% due 12/31/2024 (o)		2,600	2,767
2.000% due 12/31/2021 (o)(q)		34,500	35,299
2.375% due 05/15/2029 (q)		11,800	13,579
2.625% due 12/31/2025 (q)		6,288	7,047
2.625% due 02/15/2029		112,302	131,165
2.750% due 05/31/2023 (o)(q)		2,200	2,352
3.000% due 09/30/2025		25,510	28,952
3.000% due 10/31/2025 (q)		18,835	21,408

Total U.S. Treasury Obligations (Cost $331,161)			350,502

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.4%

Adjustable Rate Mortgage Trust
3.355% due 01/25/2036 ^~		1,615	1,414

American Home Mortgage Assets Trust
1.939% due 11/25/2046 •		10,411	4,539
6.250% due 11/25/2046 þ		460	426

American Home Mortgage Investment Trust
2.310% due 02/25/2045 •		91	91

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	13,000	16,737

Banc of America Funding Trust
3.576% due 09/20/2046 ^~		$2,020	1,830
3.855% due 06/20/2037 ^~		76	71
6.000% due 08/25/2036 ^		58	57

Banc of America Mortgage Trust
3.603% due 06/25/2034 ~		40	39
3.848% due 02/25/2034 ~		29	29
3.885% due 01/25/2035 ~		32	31
4.297% due 05/25/2033 ~		53	53

Bear Stearns Adjustable Rate Mortgage Trust
3.098% due 08/25/2033 ~		55	54
3.162% due 02/25/2036 ^~		409	405
3.840% due 02/25/2036 •		20	20

Bear Stearns ALT-A Trust
0.468% due 01/25/2047 ^•		242	211
3.502% due 05/25/2035 ~		74	74

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		479	426
3.860% due 01/25/2036 ^~		44	42

ChaseFlex Trust
0.448% due 07/25/2037 •		2,967	2,624

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 05/25/2036 •		637	585

Citigroup Mortgage Loan Trust
0.388% due 11/25/2036 •		97	97
2.530% due 10/25/2035 •		67	67
3.228% due 09/25/2059 þ		1,782	1,799

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.258% due 04/25/2066 ~	$1,208	$1,223
3.355% due 09/25/2037 ^~	41	40
3.880% due 10/25/2035 ^•	104	105

Citigroup Mortgage Loan Trust, Inc.
2.290% due 09/25/2035 •	91	92

CitiMortgage Alternative Loan Trust
0.748% due 04/25/2037 •	593	461
6.000% due 12/25/2036 ^	307	307
6.000% due 06/25/2037 ^	398	402

Countrywide Alternative Loan Trust
0.268% due 12/25/2046 •	2,692	2,511
0.318% due 11/25/2036 •	407	429
0.366% due 09/20/2046 •	98	79
0.448% due 08/25/2035 •	1,515	1,419
0.668% due 12/25/2035 •	41	37
0.756% due 11/20/2035 •	304	280
2.419% due 08/25/2035 •	131	126
2.499% due 01/25/2036 •	464	438
5.500% due 06/25/2025	734	736
5.500% due 11/25/2035 ^	243	202
5.750% due 03/25/2037	492	395
6.000% due 12/25/2035 ^	930	898
6.000% due 05/25/2036 ^	113	80
6.000% due 08/25/2036 ^•	260	218
6.250% due 08/25/2036	1,780	1,484
7.000% due 10/25/2037	236	134

Countrywide Home Loan Mortgage Pass-Through Trust
0.748% due 05/25/2035 •	262	221
0.808% due 02/25/2035 •	22	20
2.915% due 10/20/2034 ~	70	70
5.750% due 05/25/2037 ^	24	19
6.000% due 01/25/2037 ^	601	474
6.000% due 02/25/2037 ^	618	488

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •	207	194

Credit Suisse First Boston Mortgage Securities Corp.
2.990% due 09/25/2034 ~	51	51

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 08/25/2036 ^	76	71

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	3,504	3,529
3.341% due 06/25/2050 ~	1,384	1,085

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.338% due 02/25/2037 ^•	2,018	1,824
0.648% due 02/25/2035 •	489	469

Downey Savings & Loan Association Mortgage Loan Trust
0.346% due 10/19/2036 •	465	401

First Horizon Alternative Mortgage Securities Trust
3.064% due 12/25/2035 ~	210	187
3.273% due 06/25/2036 ^~	1,509	1,368

GSR Mortgage Loan Trust
1.920% due 04/25/2032 •	33	29
2.788% due 12/25/2034 ~	33	33
2.962% due 09/25/2035 ~	150	150
3.341% due 07/25/2035 ~	30	30
3.350% due 11/25/2035 ~	135	133
3.835% due 11/25/2035 ~	39	39
5.500% due 01/25/2037	140	158

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •	715	629
3.019% due 10/19/2035 •	1,774	1,322

Impac CMB Trust
0.788% due 03/25/2035 •	476	468

Impac Secured Assets CMN Owner Trust
3.646% due 07/25/2035 ~	163	139

IndyMac Mortgage Loan Trust
0.338% due 09/25/2046 •	382	345
0.348% due 11/25/2046 •	1,967	1,788
0.628% due 07/25/2035 •	640	604
3.174% due 05/25/2035 ~	1,218	934

JPMorgan Chase Commercial Mortgage Securities Trust
1.602% due 12/15/2031 •	1,318	1,278

JPMorgan Mortgage Trust
3.044% due 07/25/2035 ~	188	189
3.192% due 07/25/2035 ~	465	466
3.205% due 07/27/2037 ~	292	295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.462% due 07/25/2035 ~		$14	$14
3.650% due 06/25/2035 ~		22	22
5.750% due 01/25/2036 ^		26	19

Lehman Mortgage Trust
0.798% due 11/25/2036 •		479	276

Lehman XS Trust
0.373% due 08/25/2046 •		1,125	1,045

London Wall Mortgage Capital PLC
0.923% due 11/15/2049 •	GBP	139	179

Luminent Mortgage Trust
3.724% due 04/25/2036 ~		$7,965	7,117

MASTR Adjustable Rate Mortgages Trust
3.230% due 11/21/2034 ~		47	48

MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^		407	365

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
1.012% due 08/15/2032 •		154	149

Merrill Lynch Alternative Note Asset Trust
0.258% due 03/25/2037 •		678	269
0.348% due 03/25/2037 •		5,110	1,997
6.000% due 03/25/2037		128	81

Merrill Lynch Mortgage Investors Trust
1.810% (US0006M + 1.500%) due 02/25/2033 ~		91	88
2.688% due 04/25/2035 ~		38	37
2.808% due 02/25/2036 ~		3	3
3.395% due 05/25/2036 ~		300	276

MF1 Ltd.
1.278% due 12/25/2034 •		2,995	2,956

Morgan Stanley Capital Trust
4.661% due 06/15/2044		230	235

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~		12	13
6.000% due 08/25/2036		201	141

Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		221	180

MortgageIT Trust
0.668% due 12/25/2035 •		1,029	1,004

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		6,566	6,950

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		5,363	5,647

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		72	50

NovaStar Mortgage Funding Trust
0.558% due 09/25/2046 •		1,501	656

Prime Mortgage Trust
6.000% due 06/25/2036 ^		286	282

RBSSP Resecuritization Trust
0.425% due 02/26/2037 •		575	573
0.674% due 04/26/2037 •		30	30

Residential Accredit Loans, Inc. Trust
0.398% due 08/25/2037 •		58	53
2.029% due 10/25/2037 ~		985	894
6.000% due 01/25/2037 ^		105	103
6.000% due 03/25/2037		271	261

Residential Funding Mortgage Securities, Inc. Trust
4.272% due 04/25/2037 ~		575	517

Sequoia Mortgage Trust
1.625% due 05/20/2034 •		85	84
3.209% due 09/20/2046 ^~		322	251

Structured Adjustable Rate Mortgage Loan Trust
2.967% due 08/25/2035 ~		94	73
3.219% due 01/25/2035 ~		250	248
3.744% due 03/25/2036 ^~		114	102

Structured Asset Mortgage Investments Trust
0.358% due 04/25/2036 •		143	122

Structured Asset Securities Corp.
5.500% due 06/25/2035		1,327	1,409

SunTrust Adjustable Rate Mortgage Loan Trust
3.569% due 01/25/2037 ^~		368	331

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		624	603

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.622% due 06/25/2047 •		$84	$79
2.302% due 09/25/2037 ~		3	3
2.452% due 03/25/2044 ~		213	214
3.349% due 12/25/2044 ~		253	249

WaMu Mortgage Pass-Through Certificates Trust
0.418% due 12/25/2045 •		880	882
0.928% due 01/25/2045 •		2,060	2,017
1.769% due 06/25/2047 •		936	865
1.981% due 12/25/2046 •		102	94
2.019% due 02/25/2046 •		184	180
2.182% due 08/25/2046 •		248	233
2.952% due 08/25/2035 ~		130	131
2.954% due 10/25/2035 ~		69	69
3.108% due 06/25/2033 ~		171	172
3.162% due 06/25/2037 ^~		136	129
3.163% due 06/25/2037 ^~		370	320
3.684% due 12/25/2035 ~		622	613
3.824% due 01/25/2035 ~		149	150

Washington Mutual Mortgage Pass-Through Certificates Trust
0.228% due 09/25/2036 •		1,066	368
0.398% due 02/25/2036 •		1,388	1,151
1.769% due 02/25/2047 ^•		2,214	1,945
1.959% due 04/25/2046 •		185	166

Wells Fargo Mortgage-Backed Securities Trust
3.118% due 09/25/2036 ^~		23	22

Total Non-Agency Mortgage-Backed Securities (Cost $104,798)			109,122

ASSET-BACKED SECURITIES 10.6%

Aames Mortgage Investment Trust
1.138% due 07/25/2035 •		2,947	2,941

Accredited Mortgage Loan Trust
0.408% due 09/25/2036 •		1,095	1,070

Argent Securities Trust
0.338% due 03/25/2036 •		2,826	2,607

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.228% due 01/25/2034 •		674	670

Asset-Backed Securities Corp. Home Equity Loan Trust
0.958% due 06/25/2034 •		2,135	2,066

Avery Point CLO Ltd.
1.253% due 07/17/2026 •		1,201	1,201

Bear Stearns Asset-Backed Securities Trust
0.318% due 03/25/2037 •		1,487	3,296
1.198% due 08/25/2037 •		1,604	1,460
3.444% due 07/25/2036 ~		126	127

BNPP AM Euro CLO
0.650% due 10/15/2031 •	EUR	540	629

Cairn CLO BV
0.670% due 01/31/2030 •		2,036	2,381

Carrington Mortgage Loan Trust
1.392% due 10/20/2029 •		$4,400	4,360

Centex Home Equity Loan Trust
0.793% due 03/25/2034 •		1,106	1,086

Chase Funding Trust
0.788% due 08/25/2032 •		55	53

CIFC Funding Ltd.
1.105% due 10/25/2027 •		1,202	1,193

Citigroup Mortgage Loan Trust
0.338% due 05/25/2037 •		1,864	1,424
0.408% due 03/25/2036 •		3,501	3,334
0.448% due 10/25/2036 •		580	406
6.750% due 05/25/2036 þ		248	179

Citigroup Mortgage Loan Trust, Inc.
0.448% due 10/25/2036 •		1,358	1,336
1.048% due 09/25/2035 ^•		2,036	1,909

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 •		1,185	1,074
0.348% due 02/25/2037 •		613	564
0.368% due 09/25/2037 ^•		1,163	1,067
0.418% due 03/25/2036 •		1,242	1,128
0.438% due 06/25/2036 •		66	66
0.588% due 04/25/2036 •		3,213	3,207

70	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.288% due 03/25/2037 •		$598	$572
0.298% due 03/25/2047 ^•		1,952	1,917
0.308% due 03/25/2037 •		124	123
0.888% due 08/25/2047 •		994	969

CSAB Mortgage-Backed Trust
5.684% due 12/25/2036 þ		4,262	1,386

CVC Cordatus Loan Fund DAC
0.650% due 07/21/2030 •	EUR	1,737	2,023

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •		$1,159	1,149

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		1,412	1,403

EMC Mortgage Loan Trust
1.448% due 02/25/2041 •		25	25

Encore Credit Receivables Trust
0.883% due 09/25/2035 •		210	209

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	1,080	1,260
0.820% due 11/10/2030 •		1,200	1,403

First Franklin Mortgage Loan Trust
0.308% due 11/25/2036 •		$915	891
0.458% due 09/25/2036 •		290	247
0.508% due 11/25/2035 •		1,512	1,432

Fremont Home Loan Trust
0.288% due 11/25/2036 •		784	543
0.298% due 10/25/2036 •		2,390	1,300
0.883% due 01/25/2035 •		808	800
0.883% due 07/25/2035 •		90	89

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024		2,370	2,399
2.470% due 11/15/2023		2,735	2,771
2.580% due 07/17/2023		1,643	1,661

GoldenTree Loan Management EUR CLO DAC
1.550% due 07/20/2031 •	EUR	4,000	4,691

GSAA Home Equity Trust
0.218% due 03/25/2036 •		$467	220
0.248% due 05/25/2037 •		959	427
0.468% due 04/25/2047 •		1,048	636
3.077% due 03/25/2036 ~		920	367
6.295% due 06/25/2036 þ		796	331

GSAMP Trust
0.238% due 01/25/2037 •		3,713	2,733
0.248% due 12/25/2046 •		349	229
0.278% due 12/25/2046 •		1,911	1,250
0.378% due 01/25/2037 •		778	669

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		98	98

Home Equity Mortgage Loan Asset-Backed Trust
0.368% due 04/25/2037 •		780	670

JPMorgan Mortgage Acquisition Trust
0.358% due 10/25/2036 •		1,138	1,108
0.448% due 03/25/2037 •		2,576	2,373

Legacy Mortgage Asset Trust
3.750% due 04/25/2059 þ		717	737

Long Beach Mortgage Loan Trust
0.368% due 02/25/2036 •		2,117	2,064

Mackay Shields Euro CLO
1.550% due 08/15/2033 •	EUR	700	825

MASTR Asset-Backed Securities Trust
2.848% due 07/25/2034 •		$1,000	989

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •		7,849	5,263

Monarch Grove CLO
1.125% due 01/25/2028 •		1,210	1,199

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •		772	469
0.258% due 03/25/2037 •		3,064	1,698
0.278% due 02/25/2037 •		3,833	1,947
0.363% due 03/25/2037 •		12,093	6,505
1.063% due 03/25/2035 •		927	923
1.078% due 07/25/2035 •		2,309	2,271

Morgan Stanley Dean Witter Capital, Inc. Trust
1.128% due 02/25/2033 •		432	428

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		$104	$104

Mountain View CLO Ltd.
1.361% due 10/16/2029 •		1,000	998

Nassau Ltd.
1.425% due 10/15/2029 •		800	797

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
6.032% due 10/25/2036 ^þ		531	224

North Carolina State Education Assistance Authority
0.948% due 07/25/2039 •		1,223	1,205

NovaStar Mortgage Funding Trust
0.348% due 09/25/2037 •		1,663	1,595

Octagon Investment Partners Ltd.
1.125% due 07/15/2027 •		1,730	1,717

Option One Mortgage Loan Trust
0.288% due 03/25/2037 •		618	483
0.508% due 01/25/2036 •		3,833	3,418
0.928% due 02/25/2035 •		1,486	1,463

Ozlme BV
0.820% due 01/18/2030 •	EUR	1,558	1,822

Palmer Square Loan Funding Ltd.
1.164% due 10/24/2027 •		$2,088	2,082

Renaissance Home Equity Loan Trust
1.248% due 09/25/2037 •		504	254
5.586% due 11/25/2036 þ		1,267	715

Residential Asset Mortgage Products Trust
0.448% due 03/25/2036 •		1,508	1,478

Residential Asset Securities Corp. Trust
0.588% due 12/25/2035 •		2,815	2,620
0.728% due 06/25/2033 •		190	172

Securitized Asset-Backed Receivables LLC Trust
0.388% due 07/25/2036 •		1,189	715
0.628% due 10/25/2035 •		2,876	2,622
1.108% due 01/25/2036 ^•		1,137	989

Seneca Park CLO Ltd.
1.393% due 07/17/2026 •		230	231

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	56	65
1.745% due 04/25/2023 •		$390	383

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,876	2,991

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		1,737	1,731

Soundview Home Loan Trust
0.318% due 07/25/2037 •		925	809
0.458% due 02/25/2036 •		1,796	1,660
1.448% due 10/25/2037 •		1,241	1,066

South Carolina Student Loan Corp.
1.246% due 09/03/2024 •		298	298

Specialty Underwriting & Residential Finance Trust
0.298% due 06/25/2037 •		209	151
0.748% due 12/25/2036 •		1,605	1,571

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		742	738

Structured Asset Investment Loan Trust
0.928% due 02/25/2035 •		3,337	3,276
3.298% due 08/25/2033 •		540	548

Structured Asset Securities Corp. Mortgage Loan Trust
0.358% due 02/25/2037 •		3,083	2,903

Symphony CLO Ltd.
1.218% due 07/14/2026 •		2,942	2,926

Telos CLO Ltd.
1.223% due 04/17/2028 •		1,406	1,396
1.543% due 01/17/2027 •		1,612	1,608

THL Credit Wind River CLO Ltd.
1.145% due 10/15/2027 •		1,831	1,820

TICP CLO Ltd.
1.072% due 07/20/2027 •		748	745

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	600	699

Towd Point Mortgage Trust
2.900% due 10/25/2059 ~		$6,528	6,925

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.000% due 11/25/2058 ~		$1,331	$1,366
3.428% due 10/25/2057 ~		2,815	2,995

Venture CLO Ltd.
1.286% due 08/28/2029 •		1,800	1,789
1.502% due 04/20/2029 •		3,114	3,105

Wells Fargo Home Equity Asset-Backed Securities Trust
0.648% due 12/25/2035 •		1,900	1,844
1.093% due 03/25/2035 •		758	759

Total Asset-Backed Securities (Cost $165,072)			178,397

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
15.500% due 10/17/2026	ARS	1,580	5
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		4,606	31

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$992	414
0.125% due 07/09/2035 þ		1,817	683
0.125% due 07/09/2041 þ		6,132	2,445
1.000% due 07/09/2029		206	94

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	2,300	16

Brazil Government International Bond
4.750% due 01/14/2050		$2,186	2,128

Israel Government International Bond
4.125% due 01/17/2048		900	1,143

Saudi Government International Bond
4.000% due 04/17/2025		1,340	1,491
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		500	648

Total Sovereign Issues (Cost $9,596)			9,339

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Dommo Energia S.A. (e)(l)		15,154	3

Dommo Energia S.A. «(e)(l)		192,324	32

Dommo Energia S.A. SP - ADR (e)		613	1

			36

UTILITIES 0.0%

Eneva S.A. (e)(l)		7,907	68

Total Common Stocks (Cost $80)			104

PREFERRED SECURITIES 0.4%

BANKING & FINANCE 0.4%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(k)		600,000	728

Banco Santander S.A.
5.250% due 09/29/2023 •(j)(k)		200,000	228
6.250% due 09/11/2021 •(j)(k)		900,000	1,056

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(j)		845,000	811

SL Green Realty Corp.
6.500% due 10/30/2020 (j)		121,300	3,047

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (h)(j)		452,000	633

Total Preferred Securities (Cost $6,138)			6,503

SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS (m) 10.2%
			171,533

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.0%
0.179% due 10/15/2020 (f)(g)(o)	$600	$600

Total Short-Term Instruments (Cost $172,133)		172,133

Total Investments in Securities (Cost $1,268,035)		1,319,471

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 37.2%

SHORT-TERM INSTRUMENTS 37.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 37.2%

PIMCO Short Asset Portfolio	3,827,238	$38,322

PIMCO Short-Term Floating NAV Portfolio III	59,780,547	589,496

Total Short-Term Instruments (Cost $626,376)		627,818

Total Investments in Affiliates (Cost $626,376)		627,818

MARKET VALUE (000S)
Total Investments 115.3% (Cost $1,894,411)	$1,947,289

Financial Derivative Instruments (n)(p) 2.6% (Cost or Premiums, net $4,668)	44,164

Other Assets and Liabilities, net (17.9)%	(302,667)

Net Assets 100.0%	$1,688,786

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.

(l)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/03/2019	$43	$35	0.00%
Eneva S.A.	12/21/2017	37	68	0.01

		$80	$103	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.110%	09/30/2020	10/01/2020	$8,900	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(9,105)	$8,900	$8,900
FICC	0.000	09/30/2020	10/01/2020	2,533	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	(2,584)	2,533	2,533
JPS	0.110	09/30/2020	10/01/2020	150,000	U.S. Treasury Bonds 3.375% due 11/15/2048	(151,864)	150,000	150,001
TDM	0.110	09/30/2020	10/01/2020	10,100	U.S. Treasury Inflation Protected Securities 1.000% due 02/15/2046	(10,255)	10,100	10,100

Total Repurchase Agreements						$(173,808)	$171,533	$171,534

72	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.3)%
Uniform Mortgage-Backed Security, TBA	3.000%	11/01/2050	$ 2,500	$(2,630)	$(2,619)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050	1,300	(1,426)	(1,425)

Total U.S. Government Agencies				(4,056)	(4,044)

Sovereign Issues (0.3)%
Canada Government International Bond	2.750	12/01/2048	CAD 5,200	(5,528)	(5,522)

Total Short Sales (0.6)%				$(9,584)	$(9,566)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$8,900	$0	$0	$0	$8,900	$(9,105)	$(205)
FICC	2,533	0	0	0	2,533	(2,584)	(51)
JPS	150,001	0	0	0	150,001	(151,864)	(1,863)
TDM	10,100	0	0	0	10,100	(10,255)	(155)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(5,522)	(5,522)	0	(5,522)

Total Borrowings and Other Financing Transactions	$171,534	$0	$0	$(5,522)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $46 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	1	$205	$1	$0	$0
U.S. Treasury 5-Year Note December Futures	12/2020	1,109	139,769	129	0	(113)

				$130	$0	$(113)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	109	$(118)	$(10)	$35	$(18)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	109	(13)	138	5	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	286	(63,195)	(24)	2	0
U.S. Treasury 10-Year Note December Futures	12/2020	1,971	(275,016)	(488)	493	0
U.S. Treasury 30-Year Bond December Futures	12/2020	388	(68,397)	581	364	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	293	(64,991)	1,015	586	0
United Kingdom Long Gilt December Futures	12/2020	4	(703)	(2)	2	(1)

				$1,210	$1,487	$(20)

Total Futures Contracts				$1,340	$1,487	$(133)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date		Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
									Asset	Liability
CDX.HY-32 5-Year Index	5.000%	Quarterly	06/20/2024		$1,157	$63	$(6)	$57	$1	$0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		300	12	1	13	1	0
CDX.IG-32 5-Year Index	1.000	Quarterly	06/20/2024		500	9	(5)	4	0	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	197,700	5,378	(1,239)	4,139	108	0

						$5,462	$(1,249)	$4,213	$110	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.500%	Semi-Annual	12/19/2024	CAD	155,400	$3,616	$608	$4,224	$0	$(40)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		4,700	181	930	1,111	0	(12)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		700	4	94	98	0	(2)
Pay(5)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023		$52,700	81	2,265	2,346	0	(11)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		34,200	1	(1,868)	(1,867)	18	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		151,800	(6,291)	(776)	(7,067)	122	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		800	(2)	(65)	(67)	1	0
Receive(5)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		34,200	(481)	(1,640)	(2,121)	47	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027		77,000	1,618	2,555	4,173	0	(132)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		54,800	(846)	(7,321)	(8,167)	115	0
Pay	3-Month USD-LIBOR	2.985	Semi-Annual	06/05/2029		3,100	333	321	654	0	(7)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		16,000	(988)	101	(887)	43	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		29,900	1,779	(81)	1,698	0	(95)
Receive(5)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045	GBP	3,400	0	(146)	(146)	7	0
Receive(5)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045		29,100	(278)	(1,150)	(1,428)	64	0
Pay(5)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055		4,100	0	199	199	0	(5)
Pay(5)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055		31,200	330	1,359	1,689	0	(39)
Receive	CPTFEMU	1.710	Maturity	03/15/2033	EUR	1,300	(2)	(209)	(211)	5	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048		1,000	4	392	396	0	(2)
Receive	CPURNSA	1.669	Maturity	06/19/2024		$21,600	0	(127)	(127)	0	(10)
Pay	UKRPI	3.490	Maturity	09/15/2028	GBP	5,000	(42)	256	214	0	(10)
Pay	UKRPI	3.593	Maturity	11/15/2028		800	0	50	50	0	(2)
Pay	UKRPI	3.595	Maturity	11/15/2028		3,800	43	195	238	0	(8)
Pay	UKRPI	3.603	Maturity	11/15/2028		600	0	38	38	0	(1)
Pay	UKRPI	3.400	Maturity	01/15/2030		51,400	843	(669)	174	0	(150)
Pay	UKRPI	3.415	Maturity	02/15/2030		1,700	0	1	1	0	(5)

							$(97)	$(4,688)	$(4,785)	$422	$(531)

Total Swap Agreements							$5,365	$(5,937)	$(572)	$532	$(531)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$ 0	$ 1,487	$ 532	$ 2,019	$ 0	$ (133)	$ (531)	$ (664)

(o)

Securities with an aggregate market value of $20,342 and cash of $2,015 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

74	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	12/2020		$20,036	SGD	27,492	$106	$0

BPS	10/2020	JPY	44,350		$418	0	(2)
	10/2020		$5,585	EUR	4,719	0	(52)
	10/2020		681	JPY	71,900	1	0
	11/2020	CAD	36,558		$27,621	162	0
	11/2020	JPY	71,900		681	0	(1)

CBK	10/2020	GBP	6,555		8,664	205	0
	10/2020	MXN	575		26	0	0
	10/2020		$25,479	CHF	23,547	87	0
	10/2020		0	DKK	1	0	0
	11/2020	CAD	7,429		$5,655	75	0
	11/2020	CHF	23,547		25,501	0	(87)
	11/2020		$58	ZAR	973	0	0
	03/2021		26	MXN	575	0	0

GLM	10/2020	BRL	8,639	EUR	1,305	0	(8)
	10/2020	EUR	1,304	BRL	8,639	9	0
	10/2020	GBP	316		$410	2	0
	11/2020	EUR	1,304	BRL	8,639	8	0
	12/2020	TWD	569,638		$19,738	0	(142)
	12/2020		$4,407	SGD	6,016	8	(7)

HUS	10/2020	CHF	18,436		$20,340	323	0
	10/2020	EUR	15,418		18,371	294	0
	10/2020	GBP	12,769		16,555	79	0
	10/2020	JPY	34,658		326	0	(3)
	10/2020		$25,266	GBP	19,640	76	0
	10/2020		1,250	JPY	132,600	8	0
	11/2020	GBP	19,640		$25,270	0	(76)
	12/2020	CNY	57,344		8,184	0	(233)
	12/2020		$1,049	SGD	1,428	0	(3)
	01/2021	BRL	970		$150	0	(23)

JPM	10/2020	CHF	1,014		1,119	18	0
	10/2020		$0	DKK	1	0	0
	10/2020		25	MXN	575	1	0
	11/2020	CAD	1,269		$971	18	0
	11/2020		$69	ZAR	1,174	1	0

MYI	10/2020	BRL	11,655		$2,078	3	0
	10/2020	JPY	158,309		1,493	0	(8)
	10/2020		$2,066	BRL	11,655	9	0
	10/2020		0	DKK	3	0	0
	10/2020		339	JPY	35,741	0	0
	11/2020	JPY	35,741		$339	0	0
	11/2020		$2,881	CAD	3,793	0	(33)
	12/2020	TWD	27,354		$944	0	(11)

RYL	11/2020	CAD	1,577		1,204	20	0

SCX	10/2020	CHF	2,472		2,702	19	0
	11/2020	CAD	1,697		1,292	17	0
	11/2020	EUR	10,087		11,836	2	0
	12/2020	TWD	75,462		2,610	0	(24)

SOG	10/2020		$0	DKK	1	0	0

SSB	10/2020	CHF	896		$989	16	0
	10/2020		$2,087	BRL	11,655	0	(12)
	10/2020		714	JPY	75,200	0	(1)
	11/2020	BRL	11,655		$2,086	12	0
	11/2020	JPY	75,200		714	1	0
	12/2020	TWD	21,958		755	0	(11)
	12/2020		$8,097	CNH	57,072	279	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	10/2020	JPY	39,287		$371	$0	$(2)
	10/2020		$200	JPY	21,127	0	0
	11/2020	JPY	21,127		$200	0	0

UAG	10/2020	CHF	729		797	6	0
	10/2020	JPY	59,965		564	0	(4)
	10/2020		$730	EUR	612	0	(12)
	11/2020	CAD	1,748		$1,329	16	0
	12/2020	TWD	29,143		1,002	0	(15)

Total Forward Foreign Currency Contracts						$1,881	$(770)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.335%	07/19/2021	40,900	$368	$1,287

BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350	11/01/2021	171,400	415	681

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	157,500	601	3,481
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	71,800	264	1,619
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	42,400	339	3,479
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	43,400	255	3,018
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	7,500	3	767

Total Purchased Options							$2,245	$14,332

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	2,400	$ (2)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,900	(8)	(16)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,800	(8)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,100	(4)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,800	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,900	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	1,900	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	3,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,800	(3)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	3,700	(5)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,100	(2)	(2)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	7,500	(13)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	3,400	(4)	(12)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,600	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,800	(4)	(8)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,200	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	5,100	(14)	(30)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,000	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,800	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,600	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	800	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,600	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,300	(3)	(3)

76	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	12/16/2020	2,300	$(3)	$(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	3,300	(8)	(7)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,500	(2)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,200	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,500	(6)	(15)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,700	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,100	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,700	(7)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	6,000	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	6,000	(8)	(16)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	3,000	(6)	(6)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,500	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,500	(2)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,500	(2)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	3,000	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	3,000	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	3,100	(5)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,800	(3)	(5)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	600	(4)	(4)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	2,200	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	3,200	(4)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	6,000	(12)	(25)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	3,000	(5)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	3,200	(5)	(7)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,600	(2)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,200	(4)	(5)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,800	(3)	(8)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,300	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	2,200	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	2,200	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,300	(6)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	1,000	(2)	(5)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	3,100	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	3,000	(5)	(6)

						$(255)	$(302)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	10,600	$(129)	$(259)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	23,800	(302)	(518)

GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	14,200	(310)	(972)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	22,400	(339)	(3,404)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	22,900	(255)	(2,969)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	50,400	(601)	(3,627)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	23,000	(257)	(1,574)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	15,000	0	(600)

							$ (2,193)	$(13,923)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	1,300	$(9)	$(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	2,000	(16)	(12)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,500	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,500	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,000	(3)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,600	(9)	(7)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,300	(6)	(13)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,200	(5)	(5)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,300	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	600	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	700	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	900	(3)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,100	(4)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	400	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,100	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	400	(1)	(1)

SAL	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.484	10/07/2020	300	(1)	0

					$(90)	$(58)

Total Written Options					$(2,538)	$(14,283)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$ 1,897	$(404)	$227	$0	$(177)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Receive	ERADXULT Index	61,168	0.655% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	$98,444	$0	$(46)	$0	$(46)
	Receive	ERADXULT Index	42,907	0.676% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	69,055	0	(27)	0	(27)
	Receive	ERADXULT Index	13,188	0.696% (1-Month USD-LIBOR plus a specified spread)	Monthly	09/15/2021	22,000	0	(783)	0	(783)

FBF	Receive	ERADXULT Index	29,239	0.821% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	49,004	0	(1,962)	0	(1,962)
	Receive	ERADXULT Index	39,584	0.881% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	66,342	0	(2,657)	0	(2,657)
	Receive	ERADXULT Index	24,956	0.901% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/24/2021	41,825	0	(1,676)	0	(1,676)

JPM	Receive	ERADXULT Index	65,648	0.681% (1-Month USD-LIBOR plus a specified spread)	Maturity	10/22/2020	115,756	0	(11,787)	0	(11,787)
	Receive	ERADXULT Index	28,361	0.781% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	47,532	0	(1,902)	0	(1,902)
	Receive	ERADXULT Index	34,293	0.572% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	57,600	0	(2,422)	0	(2,422)

78	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	ERADXULT Index	115,577	0.924% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/12/2021	$150,000	$0	$35,210	$35,210	$0

MEI	Receive	ERADXULT Index	70,371	0.727% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/03/2021	113,256	0	(69)	0	(69)
	Receive	ERADXULT Index	31,854	0.546% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/24/2021	51,266	0	(23)	0	(23)
	Receive	ERADXULT Index	44,234	0.726% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	74,135	0	(2,965)	0	(2,965)
	Receive	ERADXULT Index	61,130	0.887% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2021	84,217	0	13,712	13,712	0
	Receive	ERADXULT Index	77,051	0.964% (1-Month USD-LIBOR plus a specified spread)	Maturity	04/22/2021	100,020	0	23,433	23,433	0

SOG	Receive	ERADXULT Index	57,046	0.764% (1-Month USD-LIBOR plus a specified spread)	Maturity	02/24/2021	106,901	0	(15,961)	0	(15,961)
	Receive	ERADXULT Index	136,731	0.731% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/07/2021	229,157	0	(9,166)	0	(9,166)
	Receive	ERADXULT Index	111,337	0.861% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	157,520	0	20,922	20,922	0

UAG	Receive	ERADXULT Index	4,522	0.807% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/07/2020	7,278	0	(5)	0	(5)

								$0	$41,826	$93,277	$(51,451)

Total Swap Agreements								$(404)	$42,053	$93,277	$(51,628)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$106	$1,287	$0	$1,393	$0	$(48)	$(177)	$(225)	$1,168	$(1,110)	$58
BPS	163	0	0	163	(55)	(79)	(856)	(990)	(827)	5,034	4,207
BRC	0	681	0	681	0	(794)	0	(794)	(113)	195	82
CBK	367	0	0	367	(87)	0	0	(87)	280	(310)	(30)
DUB	0	0	0	0	0	(41)	0	(41)	(41)	(10)	(51)
FAR	0	0	0	0	0	(21)	0	(21)	(21)	0	(21)
FBF	0	0	0	0	0	(27)	(6,295)	(6,322)	(6,322)	5,678	(644)
GLM	27	0	0	27	(157)	(972)	0	(1,129)	(1,102)	1,047	(55)
GST	0	0	0	0	0	(68)	0	(68)	(68)	0	(68)
HUS	780	0	0	780	(338)	0	0	(338)	442	(490)	(48)
JPM	38	0	35,210	35,248	0	(45)	(16,111)	(16,156)	19,092	(21,218)	(2,126)
MEI	0	0	37,145	37,145	0	0	(3,057)	(3,057)	34,088	(30,280)	3,808
MYC	0	12,364	0	12,364	0	(12,188)	0	(12,188)	176	(231)	(55)
MYI	12	0	0	12	(52)	0	0	(52)	(40)	0	(40)
RYL	20	0	0	20	0	0	0	0	20	0	20
SCX	38	0	0	38	(24)	0	0	(24)	14	0	14
SOG	0	0	20,922	20,922	0	0	(25,127)	(25,127)	(4,205)	1,572	(2,633)
SSB	308	0	0	308	(24)	0	0	(24)	284	(300)	(16)
TOR	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	22	0	0	22	(31)	0	(5)	(36)	(14)	321	307

Total Over the Counter	$1,881	$14,332	$93,277	$109,490	$(770)	$(14,283)	$(51,628)	$(66,681)

(q)

Securities with an aggregate market value of $13,854 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO RAE PLUS International Fund (Cont.)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,487	$1,487
Swap Agreements	0	110	0	0	422	532

	$0	$110	$0	$0	$1,909	$2,019

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,881	$0	$1,881
Purchased Options	0	0	0	0	14,332	14,332
Swap Agreements	0	0	93,277	0	0	93,277

	$0	$0	$93,277	$1,881	$14,332	$109,490

	$0	$110	$93,277	$1,881	$16,241	$111,509

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$133	$133
Swap Agreements	0	0	0	0	531	531

	$0	$0	$0	$0	$664	$664

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$770	$0	$770
Written Options	0	302	0	0	13,981	14,283
Swap Agreements	0	177	51,451	0	0	51,628

	$0	$479	$51,451	$770	$13,981	$66,681

	$0	$479	$51,451	$770	$14,645	$67,345

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(10)	$(10)
Futures	0	0	632	0	(4,103)	(3,471)
Swap Agreements	0	2,507	0	0	(9,354)	(6,847)

	$0	$2,507	$632	$0	$(13,467)	$(10,328)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(10,193)	$0	$(10,193)
Written Options	0	74	0	0	242	316
Swap Agreements	0	51	152,074	0	(7)	152,118

	$0	$125	$152,074	$(10,193)	$235	$142,241

	$0	$2,632	$152,706	$(10,193)	$(13,232)	$131,913

80	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(95)	$(95)
Futures	0	0	0	0	6,148	6,148
Swap Agreements	0	584	0	0	7,671	8,255

	$0	$584	$0	$0	$13,724	$14,308

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,825	$0	$3,825
Purchased Options	0	0	0	0	2,453	2,453
Written Options	0	(45)	0	0	243	198
Swap Agreements	0	(93)	92,680	0	0	92,587

	$0	$(138)	$92,680	$3,825	$2,696	$99,063

	$0	$446	$92,680	$3,825	$16,420	$113,371

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$149,137	$0	$149,137
Industrials	0	37,717	0	37,717
Utilities	0	12,233	0	12,233
Municipal Bonds & Notes
Illinois	0	2,886	0	2,886
New Jersey	0	1,122	0	1,122
Ohio	0	440	0	440
U.S. Government Agencies	0	289,836	0	289,836
U.S. Treasury Obligations	0	350,502	0	350,502
Non-Agency Mortgage-Backed Securities	0	109,122	0	109,122
Asset-Backed Securities	0	178,397	0	178,397
Sovereign Issues	0	9,339	0	9,339
Common Stocks
Energy	3	1	32	36
Utilities	68	0	0	68
Preferred Securities
Banking & Finance	3,047	3,456	0	6,503
Short-Term Instruments
Repurchase Agreements	0	171,533	0	171,533
U.S. Treasury Bills	0	600	0	600

	$3,118	$1,316,321	$32	$1,319,471

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$627,818	$0	$0	$627,818

Total Investments	$630,936	$1,316,321	$32	$1,947,289

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(5,522)	$0	$(5,522)
U.S. Government Agencies	0	(4,044)	0	(4,044)

	$0	$(9,566)	$0	$(9,566)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,487	532	0	2,019
Over the counter	0	109,490	0	109,490

	$1,487	$110,022	$0	$111,509

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(133)	(531)	0	(664)
Over the counter	(4)	(66,659)	(18)	(66,681)

	$(137)	$(67,190)	$(18)	$(67,345)

Total Financial Derivative Instruments	$1,350	$42,832	$(18)	$44,164

Totals	$632,286	$1,349,587	$14	$1,981,887

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO RAE PLUS Small Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 77.4%

CORPORATE BONDS & NOTES 8.2%

BANKING & FINANCE 4.9%

AerCap Ireland Capital DAC
4.125% due 07/03/2023		$1,118	$1,141

AIA Group Ltd.
3.375% due 04/07/2030		200	225

American Tower Corp.
3.800% due 08/15/2029		1,220	1,400

Aviation Capital Group LLC
2.875% due 01/20/2022		262	260
4.375% due 01/30/2024		66	66

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		788	791
5.500% due 01/15/2023		66	67

Banco BTG Pactual S.A.
4.500% due 01/10/2025		954	975

Bank of America Corp.
3.974% due 02/07/2030 •		788	917

Barclays Bank PLC
7.625% due 11/21/2022 (i)		300	330

Barclays PLC
2.000% due 02/07/2028 •	EUR	400	466
3.650% due 03/16/2025		$200	216
4.972% due 05/16/2029 •		200	234
7.125% due 06/15/2025 •(h)(i)	GBP	758	1,022
8.000% due 06/15/2024 •(h)(i)		$428	456

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		428	458
7.125% due 07/29/2022 •(h)(i)		400	417
7.250% due 09/12/2025 •(h)(i)		422	458
7.500% due 07/17/2023 •(h)(i)		460	487

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	277

Crown Castle International Corp.
4.300% due 02/15/2029		400	467

Deutsche Bank AG
3.547% due 09/18/2031 •		350	352
3.961% due 11/26/2025 •		800	851

Discover Bank
4.650% due 09/13/2028		1,006	1,185

Equitable Holdings, Inc.
4.350% due 04/20/2028		850	969

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	890	1,085

Ford Motor Credit Co. LLC
1.515% (US0003M + 1.235%) due 02/15/2023 ~		$300	276

General Motors Financial Co., Inc.
1.294% (US0003M + 0.990%) due 01/05/2023 ~		32	32

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		788	919

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		225	224
2.848% due 06/04/2031 •		300	311
4.292% due 09/12/2026 •		309	344
4.300% due 03/08/2026		200	226
4.950% due 03/31/2030		200	241

International Lease Finance Corp.
5.875% due 08/15/2022		66	71

Lloyds Banking Group PLC
4.550% due 08/16/2028		200	236
4.947% due 06/27/2025 •(h)(i)	EUR	200	233

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		$822	919

Nationwide Building Society
4.363% due 08/01/2024 •		1,198	1,300

Natwest Group PLC
1.750% due 03/02/2026 •	EUR	141	171
1.775% (US0003M + 1.550%) due 06/25/2024 ~		$1,173	1,179

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.519% due 06/25/2024 •		$920	$992
4.892% due 05/18/2029 •		1,748	2,035

Nomura Holdings, Inc.
2.648% due 01/16/2025		788	830
3.103% due 01/16/2030		200	213

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		300	301

Raymond James Financial, Inc.
4.650% due 04/01/2030		100	122

Santander UK Group Holdings PLC
3.823% due 11/03/2028 •		253	281
4.796% due 11/15/2024 •		1,627	1,793

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		822	897

Toll Road Investors Partnership LP
0.000% due 02/15/2045 (e)		3,345	1,086

UBS AG
4.750% due 02/12/2026 •(i)	EUR	1,684	2,000
5.125% due 05/15/2024 (i)		$2,129	2,350

UBS Group AG
5.750% due 02/19/2022 •(h)(i)	EUR	200	245
6.875% due 03/22/2021 •(h)(i)		$600	609
7.125% due 08/10/2021 •(h)(i)		400	411

Wells Fargo & Co.
3.000% due 04/22/2026		366	398

Weyerhaeuser Co.
4.000% due 04/15/2030		100	118

WP Carey, Inc.
4.250% due 10/01/2026		300	339

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,154	1,451

			38,725

INDUSTRIALS 2.6%

AP Moller - Maersk A/S
3.750% due 09/22/2024		$300	322

Bacardi Ltd.
4.700% due 05/15/2028		200	233

BAT Capital Corp.
3.222% due 08/15/2024		60	64

BAT International Finance PLC
3.950% due 06/15/2025		319	355

Centene Corp.
4.625% due 12/15/2029		300	324

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		1,450	1,484
4.908% due 07/23/2025		1,932	2,236

CSN Resources S.A.
7.625% due 02/13/2023		200	207

CVS Health Corp.
3.625% due 04/01/2027		100	113
3.750% due 04/01/2030		100	115
4.125% due 04/01/2040		100	114
4.250% due 04/01/2050		100	118

CVS Pass-Through Trust
6.943% due 01/10/2030		217	259

Delta Air Lines, Inc.
4.500% due 10/20/2025		1,000	1,027

Energy Transfer Operating LP
4.250% due 03/15/2023		232	242

Equinor ASA
3.125% due 04/06/2030		100	113
3.625% due 04/06/2040		100	115
3.700% due 04/06/2050		100	115

Fairstone Financial, Inc.
7.875% due 07/15/2024		230	236

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (b)	EUR	724	853

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$300	317

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		1,582	1,691

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Imperial Brands Finance PLC
3.125% due 07/26/2024		$1,814	$1,920
3.500% due 07/26/2026		200	217

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,088	1,212

InterContinental Hotels Group PLC
2.125% due 05/15/2027		100	117

Kraft Heinz Foods Co.
5.000% due 07/15/2035		$28	32
5.200% due 07/15/2045		56	61

Micron Technology, Inc.
4.185% due 02/15/2027		200	227
5.327% due 02/06/2029		660	794

Nakilat, Inc.
6.067% due 12/31/2033		492	630

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	812
3.522% due 09/17/2025		800	809
4.345% due 09/17/2027		600	603
4.810% due 09/17/2030		300	301

NVIDIA Corp.
2.850% due 04/01/2030		100	113
3.500% due 04/01/2040		100	118
3.500% due 04/01/2050		100	118

Oracle Corp.
2.950% due 04/01/2030		100	112
3.600% due 04/01/2040		100	115
3.600% due 04/01/2050		100	112
3.850% due 04/01/2060		100	118

Sands China Ltd.
5.125% due 08/08/2025		854	934

Southern Co.
3.700% due 04/30/2030		100	114

Westinghouse Air Brake Technologies Corp.
4.400% due 03/15/2024		200	217

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	3,810	24

			20,483

UTILITIES 0.7%

American Water Capital Corp.
3.450% due 06/01/2029		$788	905

AT&T, Inc.
1.650% due 02/01/2028		400	401
2.250% due 02/01/2032		800	802

Berkshire Hathaway Energy Co.
4.250% due 10/15/2050		100	125

Consolidated Edison Co. of New York, Inc.
3.950% due 04/01/2050		100	122

Edison International
5.750% due 06/15/2027		296	327

Exelon Corp.
4.050% due 04/15/2030		100	117

Georgia Power Co.
2.650% due 09/15/2029		100	107

Petrobras Global Finance BV
5.093% due 01/15/2030		472	497

Southern California Edison Co.
3.650% due 03/01/2028		824	908
3.700% due 08/01/2025		300	334

Sprint Corp.
7.125% due 06/15/2024		264	304
7.875% due 09/15/2023		762	875

			5,824

Total Corporate Bonds & Notes (Cost $59,709)			65,032

MUNICIPAL BONDS & NOTES 0.3%

CALIFORNIA 0.1%

Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050		195	354

82	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Los Angeles County, California Public Works Financing Authority Revenue Bonds, (BABs), Series 2010
7.618% due 08/01/2040	$140	$241

		595

ILLINOIS 0.0%

Chicago Transit Authority, Illinois Revenue Bonds, Series 2008
6.899% due 12/01/2040	110	157

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	108	117

		274

IOWA 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	10	10

TENNESSEE 0.0%

Metropolitan Government of Nashville & Davidson County, Tennessee Convention Center Authority Revenue Bonds, (BABs), Series 2010
6.731% due 07/01/2043	30	46

WASHINGTON 0.2%

Washington State Convention Center Public Facilities District Revenue Bonds, (BABs), Series 2010
6.790% due 07/01/2040	1,010	1,288

WEST VIRGINIA 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	60	64

Total Municipal Bonds & Notes (Cost $2,137)		2,277

U.S. GOVERNMENT AGENCIES 17.7%

Fannie Mae
0.498% due 07/25/2037 •	19	20
0.525% due 09/25/2042 •	10	10
0.528% due 07/25/2037 •	31	31
0.548% due 09/25/2035 •	78	78
0.558% due 09/25/2035 •	145	146
0.748% due 01/25/2051 •	38	39
0.868% due 06/25/2037 •	265	270
2.358% due 01/25/2031 ~(a)	478	73
2.546% due 09/01/2035 •	4	4
2.700% due 06/01/2035 •	3	3
2.722% due 06/01/2034 •	7	7
2.927% due 11/01/2035 •	1	1
3.738% due 12/01/2033 •	1	1
3.780% due 06/01/2035 •	2	2
3.819% due 12/01/2033 •	3	3
3.890% due 07/01/2021	646	653
5.702% due 03/25/2041 •(a)	1,360	264
6.552% due 03/25/2036 •(a)	621	115
6.602% due 05/25/2036 •(a)	3	0
25.967% due 12/25/2036 •	38	62

Freddie Mac
0.532% due 03/15/2037 •	242	244
0.852% due 08/15/2037 •	358	366
0.862% due 10/15/2037 •	61	62
0.872% due 05/15/2037 - 09/15/2037 •	412	419
2.857% due 06/01/2035 •	5	5
2.930% due 11/01/2034 •	3	3
4.000% due 01/01/2048 - 03/01/2049	2,788	2,980
5.000% due 05/01/2023 - 04/15/2041	934	1,105
5.500% due 03/15/2034 - 03/01/2039	275	319
6.000% due 08/01/2027 - 12/01/2037	39	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.318% due 07/15/2036 •(a)	$716	$147
6.548% due 04/15/2036 •(a)	164	25

Ginnie Mae
1.336% due 04/20/2068 •	798	808
3.125% due 11/20/2044 •	511	532
5.000% due 04/15/2035 - 03/15/2042	1,874	2,126
6.000% due 07/15/2037 - 08/15/2037	14	15

Ginnie Mae, TBA
5.000% due 10/01/2050	400	435

Small Business Administration
4.430% due 05/01/2029	62	67

Uniform Mortgage-Backed Security
4.000% due 01/01/2025 - 06/01/2026	89	95
4.500% due 05/01/2023 - 02/01/2044	5,436	6,106
5.000% due 11/01/2025 - 01/01/2029	22	24
5.500% due 11/01/2021 - 09/01/2041	2,992	3,457
6.000% due 03/01/2021 - 05/01/2041	2,064	2,423

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	23,401	24,091
2.500% due 11/01/2050	86,100	90,125
4.500% due 10/01/2050	2,700	2,921

Total U.S. Government Agencies (Cost $140,282)		140,726

U.S. TREASURY OBLIGATIONS 27.9%

U.S. Treasury Bonds
2.250% due 08/15/2049	800	951
2.750% due 08/15/2047	647	840
3.000% due 08/15/2048	529	721
3.000% due 02/15/2049	10,727	14,667
4.375% due 05/15/2040	5,301	8,323
4.625% due 02/15/2040	3,315	5,339

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022	16,599	16,862
0.125% due 04/15/2022	15,167	15,435
0.125% due 07/15/2030	404	449
0.375% due 07/15/2023	8,577	8,997
0.375% due 01/15/2027	2,145	2,361
0.625% due 07/15/2021	5,650	5,735
0.625% due 02/15/2043	320	394
1.000% due 02/15/2046	1,300	1,753
1.000% due 02/15/2048	9,977	13,751
1.375% due 02/15/2044	3,187	4,530
2.375% due 01/15/2027	2,312	2,852

U.S. Treasury Notes
1.500% due 10/31/2024 (m)	11,868	12,485
1.500% due 08/15/2026 (o)	800	853
1.625% due 02/15/2026	703	752
1.750% due 12/31/2024 (m)	1,100	1,171
1.875% due 08/31/2022 (m)(o)	6,755	6,980
2.000% due 07/31/2022	32,966	34,090
2.000% due 11/15/2026	300	329
2.125% due 08/15/2021	98	100
2.250% due 08/15/2027 (o)	500	561
2.625% due 12/31/2025 (o)	6,542	7,332
2.625% due 02/15/2029	14,900	17,403
2.875% due 05/15/2028 (o)	3,062	3,603
3.000% due 09/30/2025	13,422	15,233
3.000% due 10/31/2025	14,591	16,584

Total U.S. Treasury Obligations (Cost $213,356)		221,436

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%

Adjustable Rate Mortgage Trust
0.348% due 08/25/2036 •	295	297
3.355% due 01/25/2036 ^~	830	726
3.822% due 09/25/2035 ^~	12	11

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	221	214

Banc of America Funding Trust
0.366% due 04/20/2047 ^•	31	29

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.820% due 09/20/2034 ~		$11	$11
3.539% due 06/25/2034 ~		2	2

Banc of America Mortgage Trust
3.848% due 02/25/2034 ~		22	21
3.885% due 01/25/2035 ~		34	32
4.297% due 05/25/2033 ~		3	3

Bear Stearns Adjustable Rate Mortgage Trust
2.766% due 08/25/2033 ~		24	24
2.926% due 04/25/2033 ~		14	14
3.195% due 11/25/2034 ~		11	11
3.398% due 07/25/2034 ~		44	41
3.429% due 11/25/2034 ~		2	2
3.682% due 02/25/2033 ~		2	2
3.696% due 01/25/2035 ~		3	3
3.840% due 02/25/2036 •		19	19
3.948% due 01/25/2033 ~		304	302

Bear Stearns ALT-A Trust
0.488% due 12/25/2046 ^•		31	29
0.588% due 04/25/2035 •		80	80
0.648% due 01/25/2036 ^•		49	56
2.989% due 10/25/2035 ^~		477	449
3.353% due 11/25/2035 ^~		491	459
3.544% due 10/25/2033 ~		1	1

Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		91	81
3.672% due 12/25/2035 ^~		115	112
6.000% due 11/25/2036 ^		135	93
6.000% due 12/25/2036		70	50

ChaseFlex Trust
0.448% due 07/25/2037 •		326	288

Citigroup Mortgage Loan Trust
3.177% due 08/25/2035 ^~		44	39
3.355% due 09/25/2037 ^~		383	369

Citigroup Mortgage Loan Trust, Inc.
3.023% due 08/25/2035 ~		11	12

Countrywide Alternative Loan Trust
0.268% due 12/25/2046 •		297	277
0.318% due 11/25/2036 •		403	425
0.338% due 09/25/2046 ^•		495	464
0.386% due 05/20/2046 ^•		27	22
0.428% due 02/25/2037 •		52	46
0.468% due 11/25/2035 •		1,586	1,376
0.476% due 12/20/2035 •		335	310
0.548% due 08/25/2037 •		88	64
0.756% due 11/20/2035 •		45	41
2.019% due 12/25/2035 •		53	50
2.419% due 08/25/2035 •		22	21
2.499% due 01/25/2036 •		99	94
5.500% due 07/25/2035 ^		2	2
5.500% due 11/25/2035		32	25
6.000% due 05/25/2037 ^		653	408
6.250% due 08/25/2036		884	737

Countrywide Home Loan Mortgage Pass-Through Trust
0.608% due 05/25/2035 •		122	107
0.808% due 02/25/2035 •		34	31
2.915% due 10/20/2034 ~		137	135
3.020% due 08/25/2034 ~		43	42
3.597% due 02/20/2035 ~		5	5
3.735% due 11/25/2034 ~		105	105

Credit Suisse First Boston Mortgage Securities Corp.
5.250% due 09/25/2035		1,819	1,801

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		1,453	1,465

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.750% due 03/25/2037 ^		106	84

Credit Suisse Mortgage Capital Trust
3.120% due 12/26/2059 ~		574	580
3.322% due 10/25/2058 ~		902	911

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.478% due 02/25/2036 •		1,146	1,108
0.648% due 02/25/2035 •		301	289
0.898% due 10/25/2047 •		1,417	1,290

Downey Savings & Loan Association Mortgage Loan Trust
0.346% due 10/19/2036 •		125	108

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	141	175

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

European Loan Conduit
1.000% due 02/17/2030 •	EUR	599	$697

FWD Securitization Trust
2.240% due 01/25/2050 ~		$1,092	1,101

GSR Mortgage Loan Trust
3.681% due 09/25/2035 ~		3	3
3.835% due 11/25/2035 ~		28	28
5.500% due 01/25/2037		129	146
6.000% due 03/25/2032		0	1
6.000% due 02/25/2036 ^		1,805	1,184
6.000% due 07/25/2037 ^		447	401

HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^•		69	63
0.361% due 12/19/2036 •		345	304
0.396% due 12/19/2036 ^•		1,005	925
0.596% due 05/19/2035 •		1,628	1,519
0.636% due 06/19/2035 •		488	477
3.170% due 06/19/2036 ^~		392	248

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 ^•		564	538
0.788% due 07/25/2045 •		27	24
3.569% due 06/25/2036 ~		965	876

JPMorgan Alternative Loan Trust
3.581% due 05/25/2036 ^~		493	379

JPMorgan Chase Commercial Mortgage Securities Trust
1.012% due 01/16/2037 •		100	98
1.602% due 12/15/2031 •		400	388

JPMorgan Mortgage Trust
2.985% due 10/25/2036 ~		45	38
3.044% due 07/25/2035 ~		37	37
3.192% due 07/25/2035 ~		233	231
3.358% due 02/25/2035 ~		1	1
3.382% due 10/25/2036 ^~		265	232
3.685% due 04/25/2037 ~		38	35
5.750% due 01/25/2036 ^		11	8

Lehman XS Trust
0.398% due 08/25/2037 •		664	638
0.998% due 09/25/2047 •		441	430

Luminent Mortgage Trust
0.388% due 04/25/2036 •		240	208

MASTR Adjustable Rate Mortgages Trust
2.716% due 07/25/2035 ^~		81	76
2.959% due 10/25/2033 ~		331	274

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •		12	11

Merrill Lynch Alternative Note Asset Trust
0.348% due 03/25/2037 •		2,594	1,014
0.448% due 03/25/2037 •		528	210

Merrill Lynch Mortgage Investors Trust
2.847% due 05/25/2033 ~		44	44
3.253% due 09/25/2035 ^~		227	209

Morgan Stanley Mortgage Loan Trust
2.746% due 06/25/2036 ~		12	12

Morgan Stanley Re-REMIC Trust
3.546% due 02/26/2037 •		168	151
5.250% due 05/26/2037 ~		165	135

Mortgage Equity Conversion Asset Trust
0.630% due 05/25/2042 •		809	720

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~		556	588
3.500% due 10/25/2059 ~		421	453

Nomura Asset Acceptance Corp. Alternative Loan Trust
5.476% due 05/25/2035 ^þ		18	13

PHH Alternative Mortgage Trust
0.308% due 02/25/2037 •		1,362	1,079

Prime Mortgage Trust
6.000% due 06/25/2036 ^		221	218

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2037 •		473	425
0.318% due 01/25/2037 •		2,246	1,989
0.328% due 07/25/2036 •		1,467	840
0.333% due 08/25/2036 •		901	815
0.338% due 07/25/2036 •		860	841
0.338% due 09/25/2036 ^•		1,511	1,389
6.000% due 08/25/2036 ^		116	114

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	265	$342

Structured Adjustable Rate Mortgage Loan Trust
0.448% due 10/25/2035 •		$9	9
0.448% due 08/25/2036 ^•		270	205
2.419% due 01/25/2035 ^•		8	7
3.170% due 02/25/2034 ~		5	5
3.569% due 11/25/2035 ^~		674	624

Structured Asset Mortgage Investments Trust
0.378% due 02/25/2036 ^•		612	538
0.428% due 02/25/2036 ^•		5	5
0.856% due 02/19/2035 •		14	13

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		634	560
1.622% due 06/25/2047 •		8	7

Towd Point Mortgage Funding
1.263% due 02/20/2054 •	GBP	1,331	1,723

WaMu Mortgage Pass-Through Certificates Trust
0.428% due 11/25/2045 •		$35	34
1.829% due 07/25/2047 •		248	214
1.899% due 10/25/2046 ^•		2,755	2,496
2.182% due 08/25/2046 •		248	233
2.182% due 10/25/2046 •		38	36
2.182% due 12/25/2046 •		114	106
3.162% due 06/25/2037 ^~		76	72
3.660% due 02/25/2037 ^~		144	132

Washington Mutual Mortgage Pass-Through Certificates Trust
1.769% due 02/25/2047 ^•		1,206	1,059
2.975% due 02/25/2033 ~		1	1

Wells Fargo Alternative Loan Trust
3.334% due 07/25/2037 ^~		31	28
6.250% due 07/25/2037 ^		1,067	1,060

Wells Fargo Mortgage-Backed Securities Trust
3.996% due 12/25/2036 ^~		223	209

Total Non-Agency Mortgage-Backed Securities (Cost $45,566)			49,076

ASSET-BACKED SECURITIES 12.2%

Accredited Mortgage Loan Trust
0.618% due 09/25/2035 •		613	612

ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •		4	2
1.948% due 10/25/2032 •		10	10

Argent Securities Trust
0.258% due 09/25/2036 •		431	193

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.228% due 01/25/2034 •		778	773

Asset-Backed Securities Corp. Home Equity Loan Trust
1.108% due 07/25/2035 •		544	546

Atlas Senior Loan Fund Ltd.
1.142% due 04/20/2028 •		279	276

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		347	348

Bear Stearns Asset-Backed Securities Trust
0.308% due 08/25/2036 •		616	765
0.388% due 06/25/2047 •		1,857	1,841

Carrington Mortgage Loan Trust
0.408% due 02/25/2037 •		2,526	2,364

CIT Mortgage Loan Trust
1.498% due 10/25/2037 •		132	132

Citigroup Mortgage Loan Trust
0.298% due 12/25/2036 •		2,078	1,092
0.308% due 09/25/2036 •		274	239
0.328% due 01/25/2037 •		2,604	2,185
0.348% due 05/25/2037 •		1,553	1,258
0.408% due 03/25/2036 •		531	506

Citigroup Mortgage Loan Trust, Inc.
1.048% due 09/25/2035 ^•		1,012	949

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•		1,105	1,041
0.288% due 12/25/2046 •		3,598	3,236
0.288% due 04/25/2047 •		513	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.298% due 05/25/2037 •		$302	$301
0.298% due 06/25/2047 ^•		591	586
0.328% due 06/25/2047 •		182	181
0.348% due 08/25/2036 •		615	608
0.348% due 02/25/2037 •		296	272
0.398% due 06/25/2047 •		756	706
0.418% due 03/25/2036 •		633	575
0.428% due 09/25/2036 •		390	390
0.548% due 06/25/2036 •		362	355
0.588% due 04/25/2036 •		235	235
0.668% due 01/25/2036 •		699	699

Countrywide Asset-Backed Certificates Trust
0.298% due 03/25/2047 ^•		1,007	989
0.338% due 06/25/2047 •		309	306
1.243% due 12/25/2034 •		241	241
1.273% due 12/25/2034 •		743	745

ECMC Group Student Loan Trust
1.148% due 07/25/2069 •		421	417

Ellington Loan Acquisition Trust
1.248% due 05/25/2037 •		118	117

EMC Mortgage Loan Trust
1.048% due 05/25/2043 •		3	3

Euro-Galaxy CLO BV
0.750% due 01/17/2031 •	EUR	250	292
0.820% due 11/10/2030 •		250	292

Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		$803	646

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		108	108

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •		425	422
0.883% due 09/25/2035 •		16	16

Fremont Home Loan Trust
0.335% due 08/25/2036 •		5,891	2,589
0.478% due 01/25/2036 •		381	370
1.198% due 11/25/2034 •		2,868	2,826

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		247	246

GSAA Home Equity Trust
0.268% due 06/25/2036 •		388	134

GSAMP Trust
0.198% due 12/25/2046 •		958	623
0.278% due 12/25/2046 •		1,428	934
0.298% due 12/25/2046 •		3,465	2,297
0.318% due 12/25/2036 •		1,896	1,162

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •		60	60

Home Equity Mortgage Loan Asset-Backed Trust
0.358% due 04/25/2037 •		148	118

HSI Asset Securitization Corp. Trust
0.258% due 12/25/2036 •		5,057	2,051
0.308% due 05/25/2037 •		454	446
0.328% due 04/25/2037 •		1,074	863

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •		393	242
0.448% due 03/25/2037 •		1,414	1,303

KVK CLO Ltd.
1.168% due 01/14/2028 •		187	185

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ		425	431
3.750% due 04/25/2059 þ		1,468	1,508

Long Beach Mortgage Loan Trust
0.298% due 05/25/2036 •		360	251
0.418% due 05/25/2046 •		2,035	980
1.123% due 04/25/2035 •		1,084	1,081

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		96	96

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		7,443	2,756
0.308% due 10/25/2036 •		1,844	1,238
0.358% due 05/25/2037 •		1,766	1,696
0.388% due 03/25/2036 •		299	243
0.728% due 12/25/2035 •		461	457

Merrill Lynch Mortgage Investors Trust
0.398% due 07/25/2037 •		1,132	427

84	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •		$937	$569
0.278% due 01/25/2037 •		1,479	904
0.278% due 02/25/2037 •		4,686	3,418
0.283% due 11/25/2036 •		3,050	2,255
0.288% due 08/25/2036 •		2,539	1,564
0.308% due 09/25/2036 •		3,810	2,224
0.358% due 01/25/2037 •		1,351	835
0.363% due 03/25/2037 •		1,220	656
0.398% due 04/25/2036 •		1,552	1,410
1.078% due 07/25/2035 •		1,248	1,227
2.048% due 02/25/2047 •		821	752

Morgan Stanley Dean Witter Capital, Inc. Trust
1.128% due 02/25/2033 •		364	360

Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •		1,408	842

Morgan Stanley Mortgage Loan Trust
0.318% due 11/25/2036 •		180	73
0.508% due 04/25/2037 •		220	107

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •		91	91

Nassau Ltd.
1.425% due 10/15/2029 •		1,154	1,150

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•		869	252

NovaStar Mortgage Funding Trust
0.308% due 10/25/2036 •		1,326	1,026

Option One Mortgage Loan Trust
0.288% due 01/25/2037 •		881	623

Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•		215	211

Popular ABS Mortgage Pass-Through Trust
0.478% due 07/25/2036 •		2,475	2,331

RAAC Trust
0.488% due 08/25/2036 •		231	233

Renaissance Home Equity Loan Trust
5.586% due 11/25/2036 þ		2,022	1,140

Residential Asset Mortgage Products Trust
0.823% due 11/25/2035 •		1,216	1,181

Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •		414	406

Securitized Asset-Backed Receivables LLC Trust
0.228% due 08/25/2036 •		661	291
0.388% due 07/25/2036 •		694	417
0.628% due 10/25/2035 •		1,446	1,318
0.728% due 11/25/2035 •		851	849
1.108% due 01/25/2036 ^•		1,374	1,195

SG Mortgage Securities Trust
0.288% due 10/25/2036 •		955	880

SLM Student Loan Trust
0.000% due 06/17/2024 •	EUR	20	23

Soundview Home Loan Trust
0.228% due 06/25/2037 •		$379	309
0.348% due 06/25/2037 •		702	584
0.408% due 02/25/2037 •		765	303

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.458% due 02/25/2036 •		$806	$745
1.048% due 10/25/2037 •		2,210	1,931

Structured Asset Investment Loan Trust
0.458% due 01/25/2036 •		560	511

Structured Asset Securities Corp. Mortgage Loan Trust
0.283% due 07/25/2036 •		396	386
0.318% due 12/25/2036 •		199	194
0.468% due 05/25/2037 •		21	21

Telos CLO Ltd.
1.223% due 04/17/2028 •		376	373

Toro European CLO DAC
0.650% due 04/15/2030 •	EUR	400	466

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		$530	531
1.148% due 10/25/2059 •		309	310
3.000% due 11/25/2059 ~		141	144
3.428% due 10/25/2057 ~		400	426

Venture CLO Ltd.
1.286% due 08/28/2029 •		200	199

WaMu Asset-Backed Certificates WaMu Trust
0.388% due 05/25/2037 •		3,032	2,631

Total Asset-Backed Securities (Cost $88,057)			96,859

SOVEREIGN ISSUES 0.2%

Argentina Government International Bond
15.500% due 10/17/2026	ARS	17,176	50
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		2,250	15

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		3,024	20

Israel Government International Bond
4.125% due 01/17/2048		$225	286

Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	440	3
33.497% due 05/31/2022		3,390	20

Saudi Government International Bond
4.000% due 04/17/2025		$1,088	1,211
4.500% due 10/26/2046		300	361

Total Sovereign Issues (Cost $1,893)			1,966

		SHARES
COMMON STOCKS 0.0%

ENERGY 0.0%

Dommo Energia S.A. (c)(j)		6,237	1

Dommo Energia S.A. «(c)(j)		78,698	13

Dommo Energia S.A. SP - ADR (c)		253	1

			15

UTILITIES 0.0%

Eneva S.A. (c)(j)		3,204	27

Total Common Stocks (Cost $33)			42

		SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.2%

BANKING & FINANCE 0.2%

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)		1,085,000	$1,041
4.600% due 02/01/2025 •(h)		100,000	98

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)		486,000	680

Total Preferred Securities (Cost $1,568)			1,819

SHORT-TERM INSTRUMENTS 4.5%

REPURCHASE AGREEMENTS (k) 3.9%
			31,086

		PRINCIPAL AMOUNT (000S)
ARGENTINA TREASURY BILLS 0.0%
(11.648)% due 10/13/2020 - 01/29/2021 (d)(e)	ARS	21,114	194

U.S. TREASURY BILLS 0.6%
0.178% due 10/15/2020 (d)(e)(m)(o)		$4,950	4,950

Total Short-Term Instruments (Cost $36,293)			36,230

Total Investments in Securities (Cost $588,894)			615,463

		SHARES
INVESTMENTS IN AFFILIATES 38.0%

SHORT-TERM INSTRUMENTS 38.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 38.0%

PIMCO Short-Term Floating NAV Portfolio III		30,593,891	301,686

Total Short-Term Instruments (Cost $301,678)			301,686

Total Investments in Affiliates (Cost $301,678)			301,686

Total Investments 115.4% (Cost $890,572)			$917,149

Financial Derivative Instruments (l)(n) 11.1% (Cost or Premiums, net $438)			88,101

Other Assets and Liabilities, net (26.5)%			(210,775)

Net Assets 100.0%			$794,475

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Security did not produce income within the last twelve months.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Dommo Energia S.A.	12/21/2017 - 12/03/2019	$18	$14	0.00%
Eneva S.A.	12/21/2017	15	27	0.01

		$33	$42	0.01%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.110%	09/30/2020	10/01/2020	$25,800	U.S. Treasury Inflation Protected Securities 0.250% due 01/15/2025	$(26,395)	$25,800	$25,800
FICC	0.000	09/30/2020	10/01/2020	5,286	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	(5,392)	5,286	5,286

Total Repurchase Agreements						$(31,787)	$31,086	$31,086

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(2)
U.S. Government Agencies (0.1)%
Uniform Mortgage-Backed Security, TBA	3.000%	11/01/2050	$	500	$(525)	$(524)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050		400	(439)	(438)
Sovereign Issues (0.2)%
Canada Government International Bond	2.750	12/01/2048	CAD	1,700	(1,807)	(1,805)

Total Short Sales (0.3)%					$(2,771)	$(2,767)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(2)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$25,800	$0	$0	$0	$25,800	$(26,395)	$(595)
FICC	5,286	0	0	0	5,286	(5,392)	(106)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(1,805)	(1,805)	0	(1,805)

Total Borrowings and Other Financing Transactions	$31,086	$0	$0	$(1,805)

(1)	Includes accrued interest.
(2)	Payable for short sales includes $15 of accrued interest.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(606) at a weighted average interest rate of 0.148%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

86	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	1,158	$145,944	$181	$0	$(117)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	48	$(52)	$(4)	$15	$(8)
Euro-Bund 10-Year Bond December Futures	12/2020	3	(614)	(3)	1	(1)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	48	(6)	61	3	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	375	(82,860)	(40)	3	0
U.S. Treasury 10-Year Note December Futures	12/2020	1,468	(204,832)	(408)	367	0
U.S. Treasury 30-Year Bond December Futures	12/2020	76	(13,397)	17	71	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	218	(48,355)	662	436	0
United Kingdom Long Gilt December Futures	12/2020	1	(176)	(1)	1	0

				$284	$897	$(10)

Total Futures Contracts				$465	$897	$(127)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Exelon Generation Co. LLC	1.000%	Quarterly	12/20/2024	0.669%	$	100	$0	$2	$2	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761	EUR	400	3	(62)	(59)	0	(2)

							$3	$(60)	$(57)	$0	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$	1,513	$(89)	$168	$79	$2	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025		3,128	1	156	157	3	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025		700	27	3	30	1	0
iTraxx Europe Main 33 5-Year Index	1.000	Quarterly	06/20/2025	EUR	1,900	43	(3)	40	1	0

						$(18)	$324	$306	$7	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month CAD-Bank Bill	1.500%	Semi-Annual	12/19/2024	CAD	80,500	$1,879	$309	$2,188	$0	$(21)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,300	1	306	307	0	(3)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		400	3	53	56	0	(1)
Pay(6)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023	$	5,700	(7)	261	254	0	(1)
Receive	3-Month USD-LIBOR	2.569	Semi-Annual	10/23/2024		4,300	0	(444)	(444)	2	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		11,500	25	(653)	(628)	6	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		3,200	(164)	(155)	(319)	2	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025		15,400	(65)	(1,946)	(2,011)	10	0
Receive	3-Month USD-LIBOR	2.933	Semi-Annual	05/31/2025		3,400	0	(445)	(445)	2	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		39,400	(1,660)	(171)	(1,831)	30	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	06/20/2025		4,000	234	(570)	(336)	3	0
Receive(6)	3-Month USD-LIBOR	2.750	Semi-Annual	12/15/2026		4,000	(4)	(244)	(248)	5	0
Pay	3-Month USD-LIBOR	1.750	Semi-Annual	12/18/2026		28,600	343	2,097	2,440	0	(43)
Pay	3-Month USD-LIBOR	0.705	Semi-Annual	02/15/2027		2,600	0	41	41	0	(4)
Pay	3-Month USD-LIBOR	0.730	Semi-Annual	02/15/2027		2,600	0	45	45	0	(4)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month USD-LIBOR	0.739%	Semi-Annual	02/15/2027	$		2,600	$0	$47	$47	$0	$(4)
Pay	3-Month USD-LIBOR	0.740	Semi-Annual	02/15/2027			3,100	0	56	56	0	(5)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027			17,000	377	544	921	0	(29)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			100	(2)	(13)	(15)	0	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			9,600	431	(1,736)	(1,305)	23	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030			1,500	(4)	(130)	(134)	4	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030			13,400	(705)	(37)	(742)	36	0
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050			1,900	184	4	188	0	(26)
Receive(6)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045		GBP	1,600	0	(68)	(68)	4	0
Receive(6)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045			7,900	(52)	(336)	(388)	17	0
Pay(6)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055			1,900	0	92	92	0	(2)
Pay(6)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055			8,600	64	402	466	0	(11)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		EUR	150	0	(24)	(24)	1	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048			150	0	59	59	0	0
Receive	CPURNSA	1.667	Maturity	06/19/2024	$		3,200	0	(18)	(18)	0	(2)
Receive	UKRPI	3.334	Maturity	08/15/2025		GBP	2,000	0	25	25	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028			1,500	0	64	64	0	(3)
Pay	UKRPI	3.593	Maturity	11/15/2028			300	0	19	19	0	(1)
Pay	UKRPI	3.595	Maturity	11/15/2028			1,300	17	64	81	0	(3)
Pay	UKRPI	3.603	Maturity	11/15/2028			200	0	13	13	0	0
Pay	UKRPI	3.400	Maturity	01/15/2030			24,400	400	(317)	83	0	(71)
Pay	UKRPI	3.480	Maturity	01/15/2030			3,300	4	53	57	0	(10)
Pay	UKRPI	3.415	Maturity	02/15/2030			500	0	0	0	0	(1)
Pay	UKRPI	3.475	Maturity	08/15/2030			2,000	(5)	(23)	(28)	0	(7)

								$1,294	$(2,776)	$(1,482)	$145	$(252)

Total Swap Agreements								$1,279	$(2,512)	$(1,233)	$152	$(254)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$897	$152	$1,049	$0	$(127)	$(254)	$(381)

(m)

Securities with an aggregate market value of $5,522 and cash of $951 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

88	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	10/2020	EUR	154		$182	$2	$0
	10/2020		$3,212	CAD	4,299	16	0
	11/2020	CAD	4,299		$3,212	0	(16)
	12/2020		$9,605	SGD	13,180	51	0

BPS	10/2020	CAD	833		$638	13	0
	10/2020	JPY	16,413		155	0	(1)
	10/2020		$2,253	EUR	1,890	0	(37)
	12/2020		823	TWD	23,895	11	0

CBK	10/2020	CAD	2,487		$1,897	30	0
	10/2020	CHF	766		849	17	0
	10/2020	GBP	3,701		4,901	126	0
	10/2020	MXN	372		17	0	0
	10/2020		$9,317	CAD	12,437	35	(12)
	10/2020		12,142	CHF	11,221	41	0
	11/2020	CAD	9,984		$7,464	0	(35)
	11/2020	CHF	11,221		12,152	0	(41)
	11/2020		$31	ZAR	514	0	0
	03/2021		16	MXN	372	0	0

FBF	12/2020	TWD	26,281		$905	0	(12)

GLM	10/2020	BRL	3,741	EUR	565	0	(3)
	10/2020	EUR	565	BRL	3,741	4	0
	10/2020	GBP	155		$201	1	0
	11/2020	EUR	564	BRL	3,741	3	0
	12/2020	SGD	1,152		$841	0	(3)
	12/2020	TWD	272,946		9,458	0	(68)

HUS	10/2020	CAD	7,834		5,951	68	0
	10/2020	CHF	8,558		9,442	150	0
	10/2020	GBP	148		191	0	0
	10/2020	JPY	12,826		121	0	(1)
	10/2020		$1,123	EUR	942	0	(19)
	01/2021	BRL	330		$51	0	(8)

IND	12/2020		$1,341	SGD	1,831	0	0

JPM	10/2020	CHF	403		$444	7	0
	10/2020		$16	MXN	372	1	0

MYI	10/2020	BRL	4,602		$821	1	0
	10/2020	CAD	4,005		3,036	28	0
	10/2020	JPY	15,880		150	0	(1)
	10/2020		$816	BRL	4,602	4	0
	10/2020		136	JPY	14,343	0	0
	11/2020	JPY	14,343		$136	0	0
	12/2020	TWD	12,363		425	0	(7)

SCX	10/2020	CHF	642		711	14	0
	10/2020		$810	EUR	681	0	(12)

SSB	10/2020	CAD	4,062		$3,098	48	0
	10/2020		$824	BRL	4,602	0	(5)
	10/2020		6,195	CAD	8,300	38	0
	10/2020		287	JPY	30,177	0	0
	11/2020	BRL	4,602		$824	5	0
	11/2020	CAD	8,300		6,196	0	(38)
	11/2020	JPY	30,177		287	0	0
	12/2020	TWD	34,283		1,179	0	(18)

TOR	10/2020	CAD	5,816		4,446	79	0
	10/2020	JPY	14,540		137	0	(1)
	10/2020		$80	JPY	8,478	0	0
	11/2020	JPY	8,478		$80	0	0
	12/2020	TWD	23,510		809	0	(12)

UAG	10/2020	CHF	852		943	18	0
	10/2020	JPY	22,192		209	0	(2)
	12/2020		$1,634	SGD	2,222	0	(6)

Total Forward Foreign Currency Contracts						$811	$(358)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	56,000	$138	$222

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	26,600	98	600
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.023	08/02/2021	58,300	229	1,287
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	16,500	132	1,354
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	17,100	100	1,189
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	3,700	1	379

Total Purchased Options							$698	$5,031

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,200	$ (1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,500	(3)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,400	(4)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	900	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	500	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,900	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	900	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,000	(1)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,500	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	500	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,800	(7)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	1,300	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	700	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	800	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	600	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	2,000	(6)	(12)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,200	(2)	(3)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	800	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	600	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,400	(2)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	1,400	(3)	(3)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,300	(1)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,100	(7)	(17)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	3,100	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	3,100	(4)	(8)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	1,100	(2)	(2)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,300	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	700	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,300	(1)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	1,400	(1)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	1,400	(2)	(2)

90	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525%	10/21/2020	400	$0	$0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,000	(2)	(3)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	300	(2)	(2)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	1,300	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	600	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	1,800	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	900	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,900	(6)	(12)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	1,400	(2)	(3)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,100	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	700	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,000	(2)	(2)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	800	(2)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	200	0	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	1,500	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	1,400	(2)	(3)

						$ (124)	$ (152)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	3,600	$(43)	$(88)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	7,500	(95)	(163)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	8,700	(132)	(1,322)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	9,000	(100)	(1,167)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	8,500	(95)	(582)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.494	08/02/2021	18,700	(230)	(1,345)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	7,400	0	(296)

							$(695)	$(4,963)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	600	$(4)	$(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	900	(7)	(5)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	700	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	700	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	500	(2)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	100	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	800	(5)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	600	(3)	(6)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	600	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	600	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	500	(2)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	500	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	200	0	(1)

					$(43)	$(27)

Total Written Options					$(862)	$(5,142)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$3,203	$(677)	$379	$0	$(298)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
FAR	Receive	ERAUSST Index	7,485	0.240% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/20/2021	$24,006	$0	$(1,117)	$0	$(1,117)
	Receive	ERAUSST Index	45,217	0.210% (1-Month USD-LIBOR plus a specified spread)	Monthly	02/24/2021	138,286	0	(24)	0	(24)
	Receive	ERAUSST Index	42,348	0.294% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/05/2021	90,999	0	38,309	38,309	0
	Receive	ERAUSST Index	3,195	0.401% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	8,332	0	1,418	1,418	0

JPM	Receive	ERAUSST Index	1,444	0.321% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/07/2020	4,596	0	(180)	0	(180)
	Receive	ERAUSST Index	26,995	0.314% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/12/2021	59,311	0	23,111	23,111	0
	Receive	ERAUSST Index	4,778	0.401% (1-Month USD-LIBOR plus a specified spread)	Maturity	05/26/2021	12,459	0	2,121	2,121	0

SOG	Receive	ERAUSST Index	34,444	0.406% (1-Month USD-LIBOR plus a specified spread)	Maturity	06/09/2021	81,324	0	23,795	23,795	0

UAG	Receive	ERAUSST Index	31,505	0.027% (1-Month USD-LIBOR less a specified spread)	Monthly	10/07/2020	96,351	0	(2)	0	(2)
	Receive	ERAUSST Index	25,411	0.207% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/20/2021	77,714	0	(14)	0	(14)
	Receive	ERAUSST Index	37,159	0.250% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/25/2021	113,642	0	(28)	0	(28)

								$0	$87,389	$88,754	$(1,365)

Total Swap Agreements								$(677)	$87,768	$88,754	$(1,663)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$69	$0	$0	$69	$(16)	$(22)	$(298)	$(336)	$(267)	$367	$100
BPS	24	0	0	24	(38)	(34)	0	(72)	(48)	0	(48)
BRC	0	222	0	222	0	(260)	0	(260)	(38)	0	(38)
CBK	249	0	0	249	(88)	0	0	(88)	161	0	161
DUB	0	0	0	0	0	(31)	0	(31)	(31)	0	(31)
FAR	0	0	39,727	39,727	0	(9)	(1,141)	(1,150)	38,577	(28,330)	10,247
FBF	0	0	0	0	(12)	(14)	0	(26)	(26)	0	(26)
GLM	8	0	0	8	(74)	0	0	(74)	(66)	0	(66)
GST	0	0	0	0	0	(34)	0	(34)	(34)	21	(13)
HUS	218	0	0	218	(28)	0	0	(28)	190	(260)	(70)
JPM	8	0	25,232	25,240	0	(21)	(180)	(201)	25,039	(25,001)	38
MYC	0	4,809	0	4,809	0	(4,717)	0	(4,717)	92	(110)	(18)
MYI	33	0	0	33	(8)	0	0	(8)	25	0	25
SCX	14	0	0	14	(12)	0	0	(12)	2	0	2
SOG	0	0	23,795	23,795	0	0	0	0	23,795	(23,510)	285
SSB	91	0	0	91	(61)	0	0	(61)	30	0	30
TOR	79	0	0	79	(13)	0	0	(13)	66	0	66
UAG	18	0	0	18	(8)	0	(44)	(52)	(34)	17,959	17,925

Total Over the Counter	$811	$5,031	$88,754	$94,596	$(358)	$(5,142)	$(1,663)	$(7,163)

92	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(o)

Securities with an aggregate market value of $18,347 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$897	$897
Swap Agreements	0	7	0	0	145	152

	$0	$7	$0	$0	$1,042	$1,049

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$811	$0	$811
Purchased Options	0	0	0	0	5,031	5,031
Swap Agreements	0	0	88,754	0	0	88,754

	$0	$0	$88,754	$811	$5,031	$94,596

	$0	$7	$88,754	$811	$6,073	$95,645

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$127	$127
Swap Agreements	0	2	0	0	252	254

	$0	$2	$0	$0	$379	$381

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$358	$0	$358
Written Options	0	152	0	0	4,990	5,142
Swap Agreements	0	298	1,365	0	0	1,663

	$0	$450	$1,365	$358	$4,990	$7,163

	$0	$452	$1,365	$358	$5,369	$7,544

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO RAE PLUS Small Fund (Cont.)

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

		Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(113)	$(113)
Futures	0	0	0	0	159	159
Swap Agreements	0	(2,789)	0	0	(2,665)	(5,454)

	$0	$(2,789)	$0	$0	$(2,619)	$(5,408)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(4,233)	$0	$(4,233)
Written Options	0	31	0	0	128	159
Swap Agreements	0	81	122,952	0	(1)	123,032

	$0	$112	$122,952	$(4,233)	$127	$118,958

	$0	$(2,677)	$122,952	$(4,233)	$(2,492)	$113,550

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$98	$98
Futures	0	0	0	0	1,598	1,598
Swap Agreements	0	330	0	0	1,019	1,349

	$0	$330	$0	$0	$2,715	$3,045

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,497	$0	$1,497
Purchased Options	0	0	0	0	938	938
Written Options	0	(22)	0	0	(14)	(36)
Swap Agreements	0	(144)	120,447	0	0	120,303

	$0	$(166)	$120,447	$1,497	$924	$122,702

	$0	$164	$120,447	$1,497	$3,639	$125,747

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$38,725	$0	$38,725
Industrials	0	20,483	0	20,483
Utilities	0	5,824	0	5,824
Municipal Bonds & Notes
California	0	595	0	595
Illinois	0	274	0	274
Iowa	0	10	0	10
Tennessee	0	46	0	46
Washington	0	1,288	0	1,288
West Virginia	0	64	0	64
U.S. Government Agencies	0	140,726	0	140,726
U.S. Treasury Obligations	0	221,436	0	221,436
Non-Agency Mortgage-Backed Securities	0	49,076	0	49,076
Asset-Backed Securities	0	96,859	0	96,859
Sovereign Issues	0	1,966	0	1,966
Common Stocks
Energy	1	1	13	15
Utilities	27	0	0	27
Preferred Securities
Banking & Finance	0	1,819	0	1,819
Short-Term Instruments
Repurchase Agreements	0	31,086	0	31,086
Argentina Treasury Bills	0	194	0	194
U.S. Treasury Bills	0	4,950	0	4,950

	$28	$615,422	$13	$615,463

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$301,686	$0	$0	$301,686

Total Investments	$301,714	$615,422	$13	$917,149

Short Sales, at Value - Liabilities
Sovereign Issues	0	(1,805)	0	(1,805)
U.S. Government Agencies	0	(962)	0	(962)

	$0	$(2,767)	$0	$(2,767)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	897	152	0	1,049
Over the counter	0	94,596	0	94,596

	$897	$94,748	$0	$95,645

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(127)	(254)	0	(381)
Over the counter	(2)	(7,153)	(8)	(7,163)

	$(129)	$(7,407)	$(8)	$(7,544)

Total Financial Derivative Instruments	$768	$87,341	$(8)	$88,101

Totals	$302,482	$699,996	$5	$1,002,483

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

94	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.4%

CORPORATE BONDS & NOTES 15.3%

BANKING & FINANCE 10.7%

AerCap Ireland Capital DAC
3.300% due 01/23/2023		$400	$402
4.125% due 07/03/2023		2,047	2,090
4.450% due 12/16/2021		450	460
4.500% due 05/15/2021		350	357

American Tower Corp.
1.000% due 01/15/2032	EUR	1,800	2,105
3.800% due 08/15/2029		$1,686	1,935

Argentum Netherlands BV for Swiss Re Ltd.
5.750% due 08/15/2050 •		1,200	1,339

ASR Nederland NV
5.125% due 09/29/2045 •	EUR	300	406

Aviation Capital Group LLC
2.875% due 01/20/2022		$483	479
4.375% due 01/30/2024		120	119
7.125% due 10/15/2020		483	484

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		1,446	1,452

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(h)(i)	EUR	600	695

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$1,745	1,784

Bank of America Corp.
0.981% due 09/25/2025 •		3,700	3,702
3.974% due 02/07/2030 •		1,446	1,683

Barclays Bank PLC
10.179% due 06/12/2021		1,988	2,092

Barclays PLC
1.660% (US0003M + 1.380%) due 05/16/2024 ~		2,529	2,537
3.200% due 08/10/2021		3,130	3,203
4.610% due 02/15/2023 •		1,745	1,827
4.972% due 05/16/2029 •		800	936
7.125% due 06/15/2025 •(h)(i)	GBP	1,142	1,540
8.000% due 12/15/2020 •(h)(i)	EUR	1,544	1,832
8.000% due 06/15/2024 •(h)(i)		$872	929

CIT Group, Inc.
4.125% due 03/09/2021		603	604
5.000% due 08/15/2022		61	63

Citigroup, Inc.
1.269% (US0003M + 1.023%) due 06/01/2024 ~		1,868	1,879
4.044% due 06/01/2024 •		2,348	2,538

Cooperatieve Rabobank UA
2.500% due 01/19/2021		1,500	1,510
6.625% due 06/29/2021 •(h)(i)	EUR	1,600	1,939

Country Garden Holdings Co. Ltd.
7.125% due 01/27/2022		$300	312

Credit Suisse Group AG
6.375% due 08/21/2026 •(h)(i)		872	933
7.500% due 07/17/2023 •(h)(i)		940	994

Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		1,000	1,109

Danske Bank A/S
1.309% (US0003M + 1.060%) due 09/12/2023 ~		1,100	1,092

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,700	1,993
1.470% (US0003M + 1.190%) due 11/16/2022 ~		$963	949
1.481% (US0003M + 1.230%) due 02/27/2023 ~		2,529	2,488
3.547% due 09/18/2031 •		3,450	3,474
3.961% due 11/26/2025 •		200	213
4.250% due 10/14/2021		2,228	2,291

Discover Bank
4.650% due 09/13/2028		1,544	1,819

Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		347	310

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Equinix, Inc.
1.550% due 03/15/2028 (b)		$700	$701

Equitable Holdings, Inc.
4.350% due 04/20/2028		603	688

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	604	736

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		$872	859
1.331% (US0003M + 1.080%) due 08/03/2022 ~		300	284
1.503% (US0003M + 1.270%) due 03/28/2022 ~		1,142	1,091
1.515% (US0003M + 1.235%) due 02/15/2023 ~		500	460
2.826% (US0003M + 2.550%) due 01/07/2021 ~		872	869

General Motors Financial Co., Inc.
1.294% (US0003M + 0.990%) due 01/05/2023 ~		61	60
1.530% (US0003M + 1.310%) due 06/30/2022 ~		240	239

Goldman Sachs Group, Inc.
1.450% (US0003M + 1.170%) due 11/15/2021 ~		1,868	1,870
4.223% due 05/01/2029 •		1,446	1,686

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		400	399
2.848% due 06/04/2031 •		600	622
4.292% due 09/12/2026 •		400	446

International Lease Finance Corp.
5.875% due 08/15/2022		120	128

JPMorgan Chase & Co.
1.146% (US0003M + 0.890%) due 07/23/2024 ~		3,632	3,664
3.125% due 01/23/2025		360	393
3.797% due 07/23/2024 •		662	718
3.900% due 07/15/2025		301	341

Lloyds Banking Group PLC
1.027% (US0003M + 0.800%) due 06/21/2021 ~		1,208	1,213
2.858% due 03/17/2023 •		1,544	1,588
4.050% due 08/16/2023		940	1,021
4.550% due 08/16/2028		1,200	1,416
4.947% due 06/27/2025 •(h)(i)	EUR	200	233
7.500% due 09/27/2025 •(h)(i)		$872	929
7.625% due 06/27/2023 •(h)(i)	GBP	925	1,244

Mitsubishi UFJ Financial Group, Inc.
2.623% due 07/18/2022		$1,544	1,601

Mizuho Financial Group, Inc.
3.477% due 04/12/2026		1,678	1,875

Nationwide Building Society
4.363% due 08/01/2024 •		1,008	1,094

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,074	1,079
4.519% due 06/25/2024 •		1,074	1,158
4.892% due 05/18/2029 •		2,468	2,873
8.000% due 08/10/2025 •(h)(i)		872	970
8.625% due 08/15/2021 •(h)(i)		872	896

Navient Corp.
5.500% due 01/25/2023		181	183
6.500% due 06/15/2022		120	123
6.625% due 07/26/2021		120	122
7.250% due 01/25/2022		240	247

Nissan Motor Acceptance Corp.
1.900% due 09/14/2021		61	61
2.550% due 03/08/2021		360	362
2.600% due 09/28/2022		782	790
2.650% due 07/13/2022		61	62
3.650% due 09/21/2021		603	615

Nomura Holdings, Inc.
2.648% due 01/16/2025		1,612	1,698

NTT Finance Corp.
1.900% due 07/21/2021		500	506

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

OneMain Finance Corp.
6.125% due 05/15/2022		$120	$125
7.750% due 10/01/2021		422	442

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		1,476	1,627
6.750% due 06/24/2024 •(h)(i)	GBP	900	1,225

Santander UK PLC
2.875% due 06/18/2024		$1,342	1,434
3.400% due 06/01/2021		400	408

Standard Chartered PLC
1.450% (US0003M + 1.200%) due 09/10/2022 ~		1,868	1,874

Sumitomo Mitsui Financial Group, Inc.
3.040% due 07/16/2029		1,678	1,831

Sunac China Holdings Ltd.
8.350% due 04/19/2023		1,200	1,225

UBS AG
4.750% due 02/12/2026 •(i)	EUR	7,667	9,106
5.125% due 05/15/2024 (i)		$2,348	2,592

UBS Group AG
1.230% (US0003M + 0.950%) due 08/15/2023 ~		940	947

UniCredit SpA
6.572% due 01/14/2022		1,812	1,923

Wells Fargo & Co.
3.000% due 02/19/2025		542	585

WPC Eurobond BV
2.250% due 04/09/2026	EUR	1,745	2,194

			128,649

INDUSTRIALS 3.9%

AbbVie, Inc.
2.900% due 11/06/2022		$1,204	1,263
3.750% due 11/14/2023		120	131
4.875% due 02/15/2021		1,767	1,777
5.000% due 12/15/2021		400	417

Amgen, Inc.
3.875% due 11/15/2021		199	205

Apple, Inc.
2.200% due 09/11/2029		1,566	1,686

Bacardi Ltd.
2.750% due 07/15/2026		100	105
4.700% due 05/15/2028		300	349

BAT Capital Corp.
3.222% due 08/15/2024		61	65

BAT International Finance PLC
1.668% due 03/25/2026		1,200	1,205
3.950% due 06/15/2025		120	133

Bristol-Myers Squibb Co.
3.400% due 07/26/2029		1,446	1,683

Campbell Soup Co.
0.880% (US0003M + 0.630%) due 03/15/2021 ~		120	120

Caterpillar, Inc.
2.600% due 09/19/2029		1,566	1,724

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		2,108	2,158
4.908% due 07/23/2025		2,348	2,717

Comcast Corp.
3.950% due 10/15/2025		443	509
4.150% due 10/15/2028		1,385	1,673

CSN Resources S.A.
7.625% due 02/13/2023		200	207

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		1,597	1,606

Dell International LLC
4.420% due 06/15/2021		466	477
4.900% due 10/01/2026		100	113
5.300% due 10/01/2029		300	344
5.850% due 07/15/2025		100	117

Energy Transfer Operating LP
4.250% due 03/15/2023		240	250

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Fairstone Financial, Inc.
7.875% due 07/15/2024		$422	$434

Home Depot, Inc.
2.950% due 06/15/2029		1,505	1,701

IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	1,324	1,561

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$2,348	2,509

Imperial Brands Finance PLC
3.125% due 07/26/2024		2,588	2,740
3.500% due 07/26/2026		200	217

INEOS Finance PLC
2.125% due 11/15/2025	EUR	1,625	1,809

JT International Financial Services BV
1.125% due 09/28/2025		200	246

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		$181	182

Micron Technology, Inc.
5.327% due 02/06/2029		843	1,015

Nakilat, Inc.
6.067% due 12/31/2033		904	1,157

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	811
3.522% due 09/17/2025		1,500	1,517
4.345% due 09/17/2027		1,000	1,005
4.810% due 09/17/2030		800	804

Pfizer, Inc.
3.450% due 03/15/2029		1,446	1,694

QUALCOMM, Inc.
3.250% due 05/20/2027		1,505	1,690

Sands China Ltd.
5.125% due 08/08/2025		1,746	1,910

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		100	101

T-Mobile USA, Inc.
2.050% due 02/15/2028		800	819

UnitedHealth Group, Inc.
2.875% due 08/15/2029		1,505	1,676

Zimmer Biomet Holdings, Inc.
3.375% due 11/30/2021		240	246

			46,878

UTILITIES 0.7%

American Water Capital Corp.
3.450% due 06/01/2029		1,446	1,660

AT&T, Inc.
1.650% due 02/01/2028		300	301
2.250% due 02/01/2032		400	401

Edison International
5.750% due 06/15/2027		542	599

Petrobras Global Finance BV
5.093% due 01/15/2030		174	183

Rio Oil Finance Trust
9.250% due 07/06/2024		153	168

Southern California Edison Co.
3.650% due 03/01/2028		1,145	1,262

Southern Co. Gas Capital Corp.
1.750% due 01/15/2031		1,900	1,884

Sprint Communications, Inc.
6.000% due 11/15/2022		120	129
11.500% due 11/15/2021		181	199

Sprint Corp.
7.125% due 06/15/2024		301	347
7.250% due 09/15/2021		662	693
7.875% due 09/15/2023		662	760

			8,586

Total Corporate Bonds & Notes (Cost $177,420)			184,113

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

ILLINOIS 0.0%

Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		$90	$97

Total Municipal Bonds & Notes (Cost $88)			97

U.S. GOVERNMENT AGENCIES 23.0%

Fannie Mae
0.375% due 08/25/2025		24,700	24,628
5.702% due 03/25/2041 •(a)		2,492	483
6.552% due 03/25/2036 •(a)		1,139	211
6.602% due 05/25/2036 •(a)		5	0
25.967% due 12/25/2036 •		70	113

Freddie Mac
4.000% due 01/01/2048 - 03/01/2049		4,429	4,734
6.318% due 07/15/2036 •(a)		1,311	270
6.548% due 04/15/2036 •(a)		301	46

Ginnie Mae
1.336% due 04/20/2068 •		1,462	1,481
3.125% due 11/20/2044 •		937	975

Ginnie Mae, TBA
5.000% due 10/01/2050		5,400	5,879

Uniform Mortgage-Backed Security
3.500% due 06/01/2045 - 08/01/2049		33,067	34,973

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050		23,791	24,493
2.500% due 11/01/2050 - 12/01/2050		88,200	92,311
3.000% due 11/01/2050		54,400	57,003
4.500% due 10/01/2050		26,700	28,887

Total U.S. Government Agencies (Cost $274,284)			276,487

U.S. TREASURY OBLIGATIONS 35.2%

U.S. Treasury Bonds
3.000% due 08/15/2048		240	327
3.000% due 02/15/2049		13,401	18,323
4.375% due 05/15/2040		6,022	9,455
4.625% due 02/15/2040		782	1,259

U.S. Treasury Inflation Protected Securities (g)
0.125% due 01/15/2022		24,123	24,506
0.125% due 04/15/2022		18,666	18,996
0.125% due 07/15/2030		707	787
0.625% due 07/15/2021 (l)		5,901	5,989
0.625% due 02/15/2043		693	853
1.000% due 02/15/2046		2,765	3,728
1.375% due 02/15/2044		9,236	13,128

U.S. Treasury Notes
1.500% due 10/31/2024 (l)		17,591	18,506
1.625% due 02/15/2026 (n)		3,400	3,637
1.750% due 05/15/2023 (l)(n)		2,330	2,428
1.750% due 12/31/2024 (l)(n)		9,900	10,537
2.000% due 07/31/2022 (l)		54,705	56,571
2.125% due 08/15/2021 (n)		181	184
2.250% due 12/31/2023 (l)(n)		2,700	2,882
2.375% due 05/15/2029 (n)		4,800	5,524
2.625% due 12/31/2025 (n)		7,439	8,337
2.625% due 02/15/2029 (n)		162,400	189,678
2.875% due 05/15/2028 (n)		9,593	11,288
3.000% due 09/30/2025		15,247	17,304

Total U.S. Treasury Obligations (Cost $378,817)			424,227

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

Adjustable Rate Mortgage Trust
3.355% due 01/25/2036 ^~		1,521	1,331
3.822% due 09/25/2035 ^~		22	20

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ		404	391

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	9,700	12,488

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Banc of America Funding Trust
0.366% due 04/20/2047 ^•		$57	$53
2.820% due 09/20/2034 ~		21	21

BCAP LLC Trust
5.250% due 04/26/2037		82	63

BDS Ltd.
1.450% due 09/15/2035 •		5,100	5,123

Bear Stearns Adjustable Rate Mortgage Trust
2.766% due 08/25/2033 ~		44	44
2.926% due 04/25/2033 ~		25	25
3.398% due 07/25/2034 ~		80	75
3.682% due 02/25/2033 ~		4	4
3.696% due 01/25/2035 ~		5	5
3.885% due 02/25/2034 ~		6	5
3.948% due 01/25/2033 ~		557	554

Bear Stearns ALT-A Trust
0.648% due 01/25/2036 ^•		90	103
3.502% due 05/25/2035 ~		33	33
3.544% due 10/25/2033 ~		3	3

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •		3	3

Countrywide Alternative Loan Trust
0.318% due 11/25/2036 •		34	36
0.328% due 05/25/2047 •		187	173
0.468% due 11/25/2035 •		2,906	2,520
0.476% due 12/20/2035 •		614	569
0.548% due 08/25/2037 •		161	117
2.019% due 12/25/2035 •		101	96
5.500% due 11/25/2035		59	47
6.250% due 08/25/2036		1,620	1,350

Countrywide Home Loan Mortgage Pass-Through Trust
0.808% due 02/25/2035 •		22	20
3.020% due 08/25/2034 ~		29	29
3.231% due 09/25/2047 ^~		2	2

Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 03/25/2032 ~		8	8

Credit Suisse Mortgage Capital Certificates
3.507% due 08/26/2058		1,832	1,847

Credit Suisse Mortgage Capital Trust
3.120% due 12/26/2059 ~		789	796
3.322% due 10/25/2058 ~		1,652	1,668

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.898% due 10/25/2047 •		2,597	2,364

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •	GBP	258	320

Exantas Capital Corp.
2.675% due 04/17/2037 •		$4,000	4,006

FWD Securitization Trust
2.240% due 01/25/2050 ~		1,843	1,859

GCAT LLC
2.981% due 09/25/2025 «þ		2,300	2,301

GSR Mortgage Loan Trust
3.350% due 11/25/2035 ~		4	4
6.000% due 03/25/2032		1	1

HarborView Mortgage Loan Trust
0.361% due 12/19/2036 •		632	556
0.376% due 07/19/2047 •		3,107	2,966

Hawksmoor Mortgages
1.112% due 05/25/2053 •	GBP	4,413	5,696

IndyMac Mortgage Loan Trust
0.628% due 07/25/2035 •		$2	2
0.788% due 07/25/2045 •		49	44

JPMorgan Mortgage Trust
3.685% due 04/25/2037 ~		70	64

Lehman XS Trust
0.328% due 12/25/2036 •		1,479	1,460
0.398% due 08/25/2037 •		1,217	1,169

Luminent Mortgage Trust
3.724% due 04/25/2036 ~		5,064	4,525

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •		6	5
2.959% due 10/25/2033 ~		608	503

Merrill Lynch Alternative Note Asset Trust
0.348% due 03/25/2037 •		4,753	1,857

96	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.398% due 11/25/2035 •		$226	$216
2.847% due 05/25/2033 ~		66	66

Merrill Lynch Mortgage-Backed Securities Trust
3.614% due 04/25/2037 ^~		13	12

New Century Home Equity Loan Trust
3.500% due 10/25/2059 ~		774	833

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~		2,361	2,486

PHH Alternative Mortgage Trust
0.308% due 02/25/2037 •		2,496	1,977

Residential Accredit Loans, Inc. Trust
0.318% due 01/25/2037 •		2,474	2,191

Ripon Mortgages PLC
0.868% due 08/20/2056 •	GBP	13,995	18,039

Sequoia Mortgage Trust
0.565% due 03/20/2035 •		$7	7
2.633% due 01/20/2047 ^~		7	5

Structured Adjustable Rate Mortgage Loan Trust
3.569% due 11/25/2035 ^~		1,235	1,144

Structured Asset Mortgage Investments Trust
0.856% due 02/19/2035 •		25	24

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•		9	8

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	6,080	7,821
1.263% due 02/20/2054 •		1,782	2,306

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		2,204	2,851

WaMu Mortgage Pass-Through Certificates Trust
1.829% due 07/25/2047 •		$453	391
1.899% due 10/25/2046 ^•		5,048	4,573
2.182% due 12/25/2046 •		208	195
3.083% due 01/25/2037 ^~		3	3
3.181% due 04/25/2037 ^~		10	9
3.371% due 12/25/2036 ^~		3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
1.769% due 02/25/2047 ^•		2,209	1,940
1.989% due 05/25/2046 ^•		5	4
2.975% due 02/25/2033 ~		2	1

Wells Fargo Alternative Loan Trust
3.334% due 07/25/2037 ^~		57	52
6.250% due 07/25/2037 ^		1,955	1,942

Wells Fargo Commercial Mortgage Trust
3.244% due 12/15/2047		6,157	6,444

Total Non-Agency Mortgage-Backed Securities (Cost $112,313)			114,867

ASSET-BACKED SECURITIES 10.1%

522 Funding CLO Ltd.
1.522% due 10/20/2029 •		1,100	1,099

ACE Securities Corp. Home Equity Loan Trust
1.948% due 10/25/2032 •		18	19

Argent Securities Trust
0.258% due 09/25/2036 •		790	354

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.228% due 01/25/2034 •		1,426	1,418

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ		635	637

Carrington Mortgage Loan Trust
0.408% due 02/25/2037 •		4,627	4,330
1.392% due 10/20/2029 •		3,100	3,072
1.503% due 10/17/2029 •		1,700	1,698
1.513% due 10/17/2029 •		3,300	3,295

Citigroup Mortgage Loan Trust
0.298% due 12/25/2036 •		3,807	2,001
0.308% due 09/25/2036 •		502	437

Countrywide Asset-Backed Certificates
0.288% due 07/25/2037 ^•		2,025	1,908
0.288% due 12/25/2046 •		6,593	5,930
0.298% due 06/25/2047 ^•		1,083	1,073

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.348% due 08/25/2036 •	$1,127	$1,114
0.348% due 02/25/2037 •	604	555
0.398% due 01/25/2046 ^•	5,813	5,400
0.398% due 06/25/2047 •	1,385	1,293
0.428% due 09/25/2036 •	715	715
0.548% due 06/25/2036 •	662	649

Countrywide Asset-Backed Certificates Trust
0.298% due 03/25/2047 ^•	1,845	1,811
0.338% due 06/25/2047 •	565	560
1.243% due 12/25/2034 •	441	442
1.273% due 12/25/2034 •	1,363	1,366

Crown Point CLO Ltd.
1.213% due 07/17/2028 •	2,734	2,706

Elmwood CLO Ltd.
1.622% due 04/20/2030 •	2,100	2,100

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •	1,491	1,481

Fremont Home Loan Trust
0.478% due 01/25/2036 •	700	679

Galaxy CLO Ltd.
1.475% due 10/15/2030 •	1,000	994

GLS Auto Receivables Issuer Trust
2.170% due 02/15/2024	2,049	2,073
2.580% due 07/17/2023	1,052	1,064
3.370% due 01/17/2023	372	375

GoldentTree Loan Management U.S. CLO Ltd.
1.222% due 04/20/2029 •	2,409	2,400

GSAA Home Equity Trust
0.268% due 06/25/2036 •	711	246

GSAMP Trust
0.278% due 12/25/2046 •	2,167	1,418
0.298% due 12/25/2046 •	351	233

Halcyon Loan Advisors Funding Ltd.
1.358% due 10/22/2025 •	117	117

Home Equity Mortgage Loan Asset-Backed Trust
0.358% due 04/25/2037 •	304	243

HSI Asset Securitization Corp. Trust
0.258% due 12/25/2036 •	9,266	3,758

JPMorgan Mortgage Acquisition Trust
0.298% due 07/25/2036 •	720	444
0.448% due 03/25/2037 •	2,588	2,384

Legacy Mortgage Asset Trust
3.438% due 05/25/2059 þ	779	788
3.750% due 04/25/2059 þ	1,906	1,958

Long Beach Mortgage Loan Trust
0.368% due 02/25/2036 •	2,333	2,274
1.123% due 04/25/2035 •	1,988	1,982

MASTR Asset-Backed Securities Trust
0.308% due 10/25/2036 •	3,379	2,267
0.388% due 03/25/2036 •	546	445

MidOcean Credit CLO
1.522% due 01/20/2029 •	2,800	2,790

Morgan Stanley ABS Capital, Inc. Trust
0.278% due 01/25/2037 •	2,712	1,657
0.278% due 02/25/2037 •	4,103	3,507
0.288% due 08/25/2036 •	4,652	2,865
1.078% due 07/25/2035 •	2,289	2,251

Morgan Stanley Home Equity Loan Trust
0.318% due 04/25/2037 •	2,886	1,950

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	403	195

Mountain Hawk CLO Ltd.
1.472% due 04/18/2025 •	161	161

Mountain View CLO Ltd.
1.361% due 10/16/2029 •	2,282	2,277

Nassau Ltd.
1.425% due 10/15/2029 •	1,746	1,739

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.478% due 10/25/2036 ^•	1,594	462

NovaStar Mortgage Funding Trust
0.308% due 10/25/2036 •	2,429	1,879

Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•	393	387

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Palmer Square European Loan Funding DAC
0.000% due 01/15/2030 •(b)	EUR	1,200	$1,414

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
2.023% due 10/25/2034 •		$1,131	1,099

People’s Choice Home Loan Securities Trust
0.868% due 05/25/2035 ^•		96	95

RAAC Trust
0.488% due 08/25/2036 •		423	426

Residential Asset Mortgage Products Trust
0.823% due 11/25/2035 •		2,228	2,164

Securitized Asset-Backed Receivables LLC Trust
0.628% due 10/25/2035 •		2,650	2,416
0.728% due 11/25/2035 •		1,560	1,556

SoFi Professional Loan Program Trust
2.540% due 05/15/2046		2,468	2,566

Sound Point CLO Ltd.
1.406% due 01/23/2029 •		1,746	1,740

Soundview Home Loan Trust
0.228% due 06/25/2037 •		695	566
0.348% due 06/25/2037 •		1,285	1,070
0.408% due 02/25/2037 •		1,401	554
0.458% due 02/25/2036 •		1,474	1,363

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		863	864

Trestles CLO Ltd.
1.535% due 07/25/2029 •		3,100	3,098

WaMu Asset-Backed Certificates WaMu Trust
0.388% due 05/25/2037 •		5,555	4,820

Total Asset-Backed Securities (Cost $117,638)			121,536

SOVEREIGN ISSUES 0.5%

Argentina Government International Bond
15.500% due 10/17/2026	ARS	31,468	91

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$722	301
0.125% due 07/09/2035 þ		1,323	497
0.125% due 07/09/2041 þ		4,395	1,753
1.000% due 07/09/2029		149	68

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	5,432	37

Israel Government International Bond
4.125% due 01/17/2048		$400	508

Saudi Government International Bond
4.000% due 04/17/2025		1,074	1,195
4.500% due 10/26/2046		200	241
5.000% due 04/17/2049		650	843

Total Sovereign Issues (Cost $5,657)			5,534

		SHARES
PREFERRED SECURITIES 0.5%

BANKING & FINANCE 0.5%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(h)(i)		1,000,000	1,214

Banco Santander S.A.
5.250% due 09/29/2023 •(h)(i)		200,000	228
6.250% due 09/11/2021 •(h)(i)		2,100,000	2,464

JPMorgan Chase & Co.
3.738% (US0003M + 3.470%) due 10/30/2020 ~(h)		1,232,000	1,182

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (f)(h)		463,000	648

Total Preferred Securities (Cost $5,624)			5,736

SHORT-TERM INSTRUMENTS 2.3%

REPURCHASE AGREEMENTS (j) 0.0%
			346

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 2.3%
0.177% due 10/15/2020 (d)(e)(l)(n)	$27,114	$27,113

Total Short-Term Instruments (Cost $27,458)		27,459

Total Investments in Securities (Cost $1,099,299)		1,160,056

	SHARES
INVESTMENTS IN AFFILIATES 22.4%

SHORT-TERM INSTRUMENTS 22.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 22.4%

PIMCO Short-Term Floating NAV Portfolio III	27,384,456	270,038

Total Short-Term Instruments (Cost $270,033)		270,038

Total Investments in Affiliates (Cost $270,033)		270,038

Total Investments 118.8% (Cost $1,369,332)		$1,430,094

Financial Derivative Instruments (k)(m) (0.5)% (Cost or Premiums, net $6,135)		(5,749)

Other Assets and Liabilities, net (18.3)%		(220,119)

Net Assets 100.0%		$1,204,226

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Coupon represents a weighted average yield to maturity.
(e)	Zero coupon security.
(f)	Security becomes interest bearing at a future date.
(g)	Principal amount of security is adjusted for inflation.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$346	U.S. Treasury Inflation Protected Securities 0.625% due 07/15/2021	$(353)	$346	$346

Total Repurchase Agreements						$(353)	$346	$346

98	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(1)
U.S. Government Agencies (0.5)%
Uniform Mortgage-Backed Security, TBA	5.000%	10/01/2050	$	5,400	$(5,921)	$(5,918)
Sovereign Issues (1.4)%
Canada Government International Bond	2.750	12/01/2048	CAD	15,600	(16,714)	(16,582)

Total Short Sales (1.9)%					$(22,635)	$(22,500)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(2)
Global/Master Repurchase Agreement
FICC	$346	$0	$0	$0	$346	$(353)	$(7)

Master Securities Forward Transaction Agreement
TDM	0	0	0	(16,582)	(16,582)	0	(16,582)

Total Borrowings and Other Financing Transactions	$346	$0	$0	$(16,582)

(1)	Payable for short sales includes $156 of accrued interest.
(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(102,697) at a weighted average interest rate of 0.301%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Call Options Strike @ EUR 174.000 on Euro-Bund November 2020 Futures(1)	10/2020	99	$(107)	$(9)	$31	$(16)
E-mini S&P 500 Index December Futures	12/2020	245	(41,062)	3	0	(224)
Euro STOXX 50 December Futures	12/2020	270	(10,111)	340	76	0
Euro-Bund 10-Year Bond December Futures	12/2020	12	(2,455)	(12)	5	(3)
FTSE 100 Index December Futures	12/2020	40	(3,015)	91	37	0
Nikkei 225 Yen-denominated December Futures	12/2020	57	(6,287)	(88)	50	(19)
Put Options Strike @ EUR 172.500 on Euro-Bund November 2020 Futures(1)	10/2020	99	(12)	125	5	(1)
U.S. Treasury 2-Year Note December Futures	12/2020	1,622	(358,399)	(129)	13	0
U.S. Treasury 5-Year Note December Futures	12/2020	293	(36,927)	(49)	30	0
U.S. Treasury 10-Year Note December Futures	12/2020	1,850	(258,133)	(458)	462	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	219	(48,577)	759	438	0
United Kingdom Long Gilt December Futures	12/2020	12	(2,108)	(6)	7	(4)

Total Futures Contracts				$567	$1,154	$(267)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
Kraft Heinz Foods Co.	(1.000)%	Quarterly	06/20/2022	0.505%	$300	$(3)	$0	$(3)	$0	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
iTraxx Europe Main 33 5-Year Index	1.000%	Quarterly	06/20/2025	EUR	214,600	$5,557	$(1,065)	$4,492	$118	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount			Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
											Asset	Liability
Pay	3-Month CAD-Bank Bill	1.700%	Semi-Annual	12/18/2024		CAD	109,200	$832	$2,871	$3,703	$0	$(27)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048			14,100	(229)	3,564	3,335	0	(38)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049			3,200	27	419	446	0	(8)
Pay	3-Month USD-LIBOR	1.000	Semi-Annual	06/17/2022	$		50,300	648	164	812	0	0
Pay(7)	3-Month USD-LIBOR	2.500	Semi-Annual	12/15/2023			148,000	137	6,452	6,589	0	(31)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024			123,200	241	(6,967)	(6,726)	65	0
Receive	3-Month USD-LIBOR	2.928	Semi-Annual	05/31/2025			44,000	170	(5,914)	(5,744)	29	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025			692,900	(22,908)	(9,404)	(32,312)	587	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2027			185,200	3,962	6,075	10,037	0	(318)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027			12,700	(201)	(1,692)	(1,893)	27	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028			77,400	5,577	(16,097)	(10,520)	185	0
Pay	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030			14,300	1,315	(33)	1,282	0	(36)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030			268,300	12,109	2,940	15,049	0	(788)
Receive	3-Month USD-LIBOR	1.062	Semi-Annual	02/15/2036			73,700	0	(1,117)	(1,117)	415	0
Pay	3-Month USD-LIBOR	0.891	Semi-Annual	11/15/2045			42,000	0	(2,110)	(2,110)	0	(431)
Pay	3-Month USD-LIBOR	0.896	Semi-Annual	11/15/2045			5,800	0	(285)	(285)	0	(59)
Receive(7)	6-Month GBP-LIBOR	1.020	Semi-Annual	01/17/2045		GBP	15,600	0	(667)	(667)	34	0
Receive(7)	6-Month GBP-LIBOR	1.071	Semi-Annual	01/22/2045			82,900	(556)	(3,511)	(4,067)	184	0
Pay(7)	6-Month GBP-LIBOR	0.908	Semi-Annual	01/17/2055			18,400	0	894	894	0	(22)
Pay(7)	6-Month GBP-LIBOR	0.955	Semi-Annual	01/20/2055			89,800	687	4,174	4,861	0	(112)
Receive	CPTFEMU	1.710	Maturity	03/15/2033		EUR	1,750	(2)	(282)	(284)	6	0
Pay	CPTFEMU	1.946	Maturity	03/15/2048			1,750	5	688	693	0	(4)
Receive	CPURNSA	1.669	Maturity	06/19/2024	$		75,300	0	(444)	(444)	0	(35)
Receive	UKRPI	3.334	Maturity	08/15/2025		GBP	1,700	0	21	21	0	0
Pay	UKRPI	3.490	Maturity	09/15/2028			12,800	(2)	550	548	0	(26)
Pay	UKRPI	3.593	Maturity	11/15/2028			3,900	0	242	242	0	(8)
Pay	UKRPI	3.595	Maturity	11/15/2028			32,500	1,376	657	2,033	0	(66)
Pay	UKRPI	3.603	Maturity	11/15/2028			3,800	0	243	243	0	(8)
Pay	UKRPI	3.415	Maturity	02/15/2030			6,500	0	5	5	0	(19)
Pay	UKRPI	3.475	Maturity	08/15/2030			1,700	(5)	(19)	(24)	0	(6)

								$3,183	$(18,583)	$(15,400)	$1,532	$(2,042)

Total Swap Agreements								$8,737	$(19,648)	$(10,911)	$1,650	$(2,042)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$1,154	$1,650	$2,804	$0	$(267)	$(2,042)	$(2,309)

(l)

Securities with an aggregate market value of $26,516 and cash of $2,903 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

100	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	300,143		$38,716	$0	$(2)

BOA	10/2020	DKK	9,889		1,547	0	(11)
	10/2020	SEK	19,135		2,114	0	(22)
	10/2020		$7,326	CAD	9,804	37	0
	11/2020	CAD	9,804		$7,327	0	(37)
	11/2020		$2,115	SEK	19,135	22	0
	12/2020	PHP	69,624		$1,409	0	(23)
	12/2020		$1,548	DKK	9,889	11	0
	12/2020		9,188	SGD	12,607	49	0

BPS	10/2020	CLP	2,019,553		$2,627	54	0
	10/2020	EUR	4,059		4,841	83	0
	10/2020	JPY	3,118,126		29,411	0	(154)
	10/2020	RUB	322,882		4,403	251	0
	10/2020		$100	CZK	2,245	0	(2)
	10/2020		512	DKK	3,190	0	(10)
	10/2020		868	EUR	736	0	(5)
	10/2020		54,887	JPY	5,794,944	60	0
	11/2020	JPY	5,794,944		$54,907	0	(59)
	11/2020	NZD	7,782		5,117	0	(31)
	11/2020	PLN	5,411		1,436	36	0
	12/2020	HKD	9,385		1,211	0	0
	12/2020	KRW	43,219,938		36,466	0	(604)
	12/2020	MYR	67,258		16,071	0	(81)
	12/2020	THB	131,663		4,245	90	0
	12/2020	TWD	73,867		2,547	0	(31)
	12/2020		$985	CNH	6,860	22	0
	12/2020		3,118	INR	237,074	81	0
	12/2020		1,797	MYR	7,584	25	0

BRC	12/2020	HKD	29,188		$3,765	0	0
	12/2020	MYR	11,971		2,850	0	(26)
	12/2020		$1,672	MYR	6,961	0	0
	02/2021		83	CZK	1,824	0	(4)

CBK	10/2020	CAD	3,121		$2,374	30	0
	10/2020	CLP	518,187		662	2	0
	10/2020	DKK	3,426		538	0	(2)
	10/2020	GBP	97,345		128,659	3,050	0
	10/2020	MXN	8,776		396	0	0
	10/2020	RUB	923,752		12,721	843	0
	10/2020		$34,620	CAD	46,048	81	(118)
	10/2020		65,601	CHF	60,627	223	0
	10/2020		907	CLP	702,680	0	(12)
	10/2020		1,093	DKK	7,219	44	0
	10/2020		2,540	GBP	1,890	0	(101)
	10/2020		716	RUB	53,371	0	(30)
	11/2020	CAD	22,771		$17,023	0	(80)
	11/2020	CHF	60,627		65,659	0	(223)
	11/2020		$559	ZAR	9,380	0	(2)
	12/2020	COP	2,783,012		$757	32	0
	12/2020	INR	101,543		1,368	0	(2)
	12/2020		$539	DKK	3,426	1	0
	12/2020		439	IDR	6,670,693	6	0
	12/2020		1,448	INR	107,525	3	0
	03/2021		389	MXN	8,776	0	0

FBF	12/2020		1,474	IDR	22,105,929	1	0

GLM	10/2020	BRL	38,897	EUR	5,877	0	(36)
	10/2020	EUR	5,872	BRL	38,897	42	0
	10/2020	RUB	116,501		$1,584	86	0
	10/2020	TRY	1,125		148	4	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$102	CZK	2,297	$0	$(2)
	10/2020		1,023	EUR	879	7	0
	10/2020		10,732	NOK	101,954	198	0
	11/2020	EUR	5,869	BRL	38,897	35	0
	11/2020	NOK	101,954		$10,733	0	(198)
	11/2020	RUB	176,271		2,378	118	0
	12/2020	KRW	1,152,857		973	0	(16)
	12/2020	TWD	1,607,930		55,715	0	(402)
	12/2020		$2,250	HKD	17,445	1	0
	12/2020		990	SGD	1,357	4	0

HUS	10/2020	AUD	1,687		$1,233	25	0
	10/2020	CAD	24,376		18,515	209	0
	10/2020	CHF	62,263		68,692	1,092	0
	10/2020	EUR	6,849		8,161	131	0
	10/2020	GBP	9,391		12,177	59	0
	10/2020	JPY	2,436,728		22,925	0	(180)
	10/2020	NOK	101,954		11,468	537	0
	10/2020		$1,509	AUD	2,046	0	(44)
	10/2020		324	CLP	254,760	1	0
	10/2020		133,713	GBP	103,937	402	0
	11/2020	GBP	103,937		$133,734	0	(403)
	11/2020		$605	ZAR	10,138	0	(3)
	12/2020	CNY	3,023		$438	0	(6)
	12/2020	HKD	61,761		7,967	0	0
	12/2020	KRW	2,000,457		1,689	0	(27)
	12/2020	PHP	33,819		694	0	(2)
	12/2020	SGD	2,663		1,953	5	(3)
	12/2020	THB	21,940		702	10	0
	12/2020	TWD	60,060		2,075	0	(21)
	12/2020		$1,489	CNH	10,423	41	0
	12/2020		5,044	CNY	35,296	137	0
	12/2020		803	DKK	5,100	1	0
	12/2020		1,687	HKD	13,082	0	0
	12/2020		514	IDR	7,645,750	0	(4)
	12/2020		2,338	SGD	3,195	4	(1)
	01/2021	BRL	3,920		$604	0	(92)

IND	12/2020	HKD	53,003		6,837	0	0
	12/2020	MYR	3,013		715	0	(9)
	12/2020		$1,319	THB	41,077	0	(23)
	02/2021		31	CZK	686	0	(1)

JPM	10/2020	CAD	1,528		$1,144	0	(4)
	10/2020	TRY	10,660		1,406	34	0
	10/2020		$1,024	CHF	929	0	(16)
	10/2020		507	DKK	3,343	19	0
	10/2020		386	MXN	8,776	10	0
	11/2020		667	ZAR	11,324	6	0
	12/2020	TWD	84,534		$2,921	0	(29)
	12/2020		$1,004	COP	3,689,992	0	(43)

MYI	10/2020	AUD	6,694		$4,817	22	0
	10/2020	BRL	22,030		3,928	6	0
	10/2020	CAD	13,038		9,884	92	0
	10/2020	DKK	17,355		2,705	16	(44)
	10/2020	JPY	4,011,906		37,844	0	(196)
	10/2020	NZD	7,782		5,231	83	0
	10/2020		$3,964	AUD	5,610	54	0
	10/2020		3,906	BRL	22,030	17	0
	10/2020		763	CHF	707	4	0
	10/2020		2,220	DKK	14,681	92	0
	10/2020		27,331	JPY	2,880,665	0	(17)
	11/2020	AUD	5,610		$3,964	0	(54)
	11/2020	JPY	2,880,665		27,341	17	0
	11/2020	PLN	10,224		2,720	75	0
	12/2020	KRW	6,362,793		5,394	0	(63)
	12/2020	MYR	8,720		2,079	0	(16)
	12/2020		$2,737	TWD	79,397	34	0

RYL	12/2020	HKD	48,959		$6,316	0	0

SCX	10/2020	TRY	2,959		394	11	0
	10/2020		$4,988	AUD	7,036	51	0
	10/2020		242	HUF	75,522	2	0

102	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$1,069	RUB	82,154	$0	$(13)
	10/2020		1,295	SEK	11,280	0	(36)
	11/2020	AUD	7,036		$4,988	0	(51)
	11/2020	EUR	9,293		10,905	2	0
	12/2020	INR	512,292		6,732	0	(180)
	12/2020	TWD	237,957		8,204	0	(101)
	02/2021	ILS	16,971		4,942	0	(24)

SOG	10/2020		$595	DKK	3,942	26	0
	11/2020	RUB	168,386		$2,263	104	0
	11/2020		$522	ZAR	8,828	2	0
	12/2020	INR	93,494		$1,236	0	(26)

SSB	10/2020	CAD	22,103		16,824	225	0
	10/2020		$4,383	BRL	24,471	0	(25)
	10/2020		14,130	CAD	18,931	87	0
	10/2020		1,157	GBP	909	16	0
	10/2020		58,550	JPY	6,166,542	0	(80)
	10/2020		863	SEK	7,855	14	0
	11/2020	BRL	24,471		$4,379	25	0
	11/2020	CAD	18,931		14,132	0	(87)
	11/2020	JPY	6,060,942		57,569	80	0
	12/2020	INR	35,003		462	0	(10)
	12/2020	KRW	5,920,471		5,000	0	(78)
	12/2020	TWD	223,487		7,692	0	(108)
	12/2020		$1,864	CNH	13,139	64	0
	12/2020		2,216	HKD	17,175	0	0

TOR	10/2020	AUD	775		$562	7	0
	10/2020	CAD	12,146		9,286	164	0
	10/2020	JPY	2,762,182		26,056	0	(135)
	10/2020		$16,134	JPY	1,702,774	11	0
	11/2020	JPY	1,702,774		$16,140	0	(11)
	12/2020	HKD	10,200		1,316	0	0

UAG	10/2020	AUD	24,539		17,724	148	0
	10/2020	BRL	2,441		440	5	0
	10/2020	JPY	4,215,985		39,674	0	(301)
	10/2020	RUB	110,661		1,423	0	0
	10/2020		$13,387	AUD	19,004	224	0
	10/2020		433	BRL	2,441	2	0
	11/2020	AUD	19,004		$13,388	0	(224)
	11/2020	RUB	243,421		3,270	148	0
	12/2020	INR	30,388		410	0	0
	12/2020	KRW	1,672,364		1,435	1	0
	02/2021		$49	CZK	1,087	0	(2)

Total Forward Foreign Currency Contracts						$10,286	$(5,119)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Call - OTC 2-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.350%	11/01/2021	508,000	$1,251	$2,017

MYC	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.017	07/02/2021	580,600	2,217	12,831
	Call - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.036	07/19/2021	264,700	973	5,970
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.050	03/11/2021	171,700	1,374	14,088
	Call - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.800	03/12/2021	175,100	1,027	12,177
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Pay	0.200	03/15/2021	4,600	1	470

Total Purchased Options							$6,843	$47,553

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,500	$ (1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,900	(8)	(16)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,000	(5)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,700	(5)	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	10/21/2020	800	$ (1)	$0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,500	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,300	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	1,200	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,500	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,500	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	800	(1)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	4,900	(9)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,000	(2)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,000	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	3,400	(7)	(14)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	900	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,000	(8)	(18)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	700	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,600	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	600	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,200	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	600	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,200	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	900	(2)	(2)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,900	(2)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,200	(5)	(4)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,700	(1)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,600	(3)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,200	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,200	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	4,300	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	4,300	(6)	(12)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	1,800	(4)	(3)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,700	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,000	(2)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,700	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,200	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	2,200	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	600	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,600	(2)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	1,800	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	900	(1)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,800	(3)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	900	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,500	(9)	(19)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,100	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,100	(3)	(4)
	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500	01/20/2021	1,500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	800	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	600	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0

104	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	11/18/2020	3,200	$(3)	$(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	3,200	(4)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,600	(3)	(3)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,000	(1)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,100	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	1,000	(3)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,200	(2)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,200	(4)	(4)

						$ (186)	$ (227)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BRC	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.122%	11/01/2021	32,900	$(391)	$(805)
	Call - OTC 10-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.164	11/01/2021	67,600	(861)	(1,473)

MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.323	03/11/2021	90,700	(1,374)	(13,784)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.094	03/12/2021	92,400	(1,027)	(11,978)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.491	07/02/2021	185,800	(2,217)	(13,370)
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.453	07/19/2021	84,700	(947)	(5,797)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.100	03/15/2021	9,200	0	(368)

							$(6,817)	$(47,575)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$99.219	12/07/2020	900	$(6)	$(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,400	(11)	(8)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	1,000	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	700	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	700	(2)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	1,200	(7)	(5)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050«	103.367	01/14/2021	1,100	(5)	(11)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050«	103.594	01/14/2021	800	(3)	(3)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,200	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	600	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	200	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	800	(3)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	800	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	300	(1)	(1)

					$(64)	$(43)

Total Written Options					$(7,067)	$(47,845)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
								Asset	Liability
BOA	ABX.HE.AAA.6-2 Index	0.110%	Monthly	05/25/2046	$4,004	$(851)	$478	$0	$(373)

BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	7,039	(1,527)	871	0	(656)

						$(2,378)	$1,349	$0	$(1,029)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	S&P 500 Total Return Index	915	0.387% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	$6,331	$0	$2	$2	$0

BPS	Pay	NDDUWXUS Index	18,599	0.041% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	114,211	0	3,238	3,238	0
	Receive	RALVEIET Index	653,681	1.127% (1-Month USD-LIBOR plus a specified spread)	Monthly	04/22/2021	66,741	0	(62)	0	(62)
	Pay	NDDUWXUS Index	2,781	0.057% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	16,593	0	1	1	0
	Receive	RALVEIET Index	738,206	1.021% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	77,704	0	(2,363)	0	(2,363)

CBK	Receive	RALVEIUT Index	425,965	0.511% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	74,301	0	(935)	0	(935)
	Pay	S&P 500 Total Return Index	452	0.307% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	3,127	0	0	0	0
	Receive	RALVEIUT Index	855,198	0.417% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	147,325	0	(51)	0	(51)
	Pay	NDDUWXUS Index	3,371	0.051% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	20,720	0	607	607	0
	Pay	S&P 500 Total Return Index	4,776	0.331% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	33,273	0	231	231	0
	Pay	S&P 500 Total Return Index	11,188	0.341% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	78,253	0	855	855	0

FAR	Receive	RALVEIUT Index	1,733,834	0.461% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	302,433	0	(3,799)	0	(3,799)
	Receive	RALVEIUT Index	236,640	0.341% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	41,277	0	(517)	0	(517)

FBF	Receive	RALVEIET Index	716,723	1.111% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	75,442	0	(2,297)	0	(2,297)
	Receive	RALVEIIT Index	202,786	0.601% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	27,826	0	(586)	0	(586)
	Receive	RALVEIET Index	683,613	0.957% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	69,797	0	(55)	0	(55)
	Pay	NDUEEGF Index	5,719	0.101% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	3,063	0	81	81	0
	Receive	RALVEIET Index	284,052	1.031% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	29,640	0	(647)	0	(647)

GST	Pay	S&P 500 Total Return Index	29,380	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	205,494	0	2,254	2,254	0
	Pay	NDUEEGF Index	13,865	0.141% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	7,425	0	197	197	0

HUS	Pay	NDDUWXUS Index	2,607	0.132% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	15,555	0	2	2	0

JPM	Receive	RALVEIET Index	60,339	1.241% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	6,351	0	(194)	0	(194)

106	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Pay/Receive(5)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
	Receive	RALVEIET Index	443,204	1.111% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	$46,652	$0	$(1,421)	$0	$(1,421)
	Pay	NDUEEGF Index	40,993	(0.033)% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	21,375	0	0	0	0
	Receive	RALVEIUT Index	977,515	0.371% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	170,283	0	(1,909)	0	(1,909)

MEI	Pay	NDDUWXUS Index	16,961	0.011% (1-Month USD-LIBOR less a specified spread)	Monthly	01/13/2021	104,254	0	3,054	3,054	0
	Receive	RALVEIIT Index	2,412,587	0.681% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	331,055	0	(6,988)	0	(6,988)
	Receive	RALVEIIT Index	18,022	0.751% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	2,473	0	(52)	0	(52)
	Pay	NDUEEGF Index	3,690	0.047% (1-Month USD-LIBOR less a specified spread)	Monthly	03/11/2021	1,924	0	0	0	0
	Receive	RALVEIIT Index	255,237	0.561% (1-Month USD-LIBOR plus a specified spread)	Monthly	03/11/2021	35,024	0	(738)	0	(738)
	Receive	RALVEIET Index	1,043,883	0.687% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	140,256	0	(79)	0	(79)
	Pay	NDDUWXUS Index	12,483	0.011% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	76,729	0	2,247	2,247	0
	Pay	NDUEEGF Index	37,638	0.161% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	20,157	0	533	533	0
	Receive	RALVEIET Index	1,158,971	0.701% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	158,908	0	(3,230)	0	(3,230)
	Receive	RALVEIIT Index	304,229	0.671% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	41,746	0	(881)	0	(881)

MYI	Receive	RALVEIUT Index	3,570	0.451% (1-Month USD-LIBOR plus a specified spread)	Monthly	10/14/2020	623	0	(8)	0	(8)

SOG	Pay	S&P 500 Total Return Index	2,768	0.347% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	19,151	0	6	6	0
	Pay	S&P 500 Total Return Index	3,183	0.407% (1-Month USD-LIBOR plus a specified spread)	Monthly	05/26/2021	22,023	0	8	8	0

UAG	Pay	NDUEEGF Index	205,179	0.456% (1-Month USD-LIBOR plus a specified spread)	Monthly	01/13/2021	109,882	0	2,919	2,919	0
	Pay	NDDUWXUS Index	3,802	0.067% (1-Month USD-LIBOR less a specified spread)	Monthly	05/26/2021	22,685	0	1	1	0

	Pay	NDUEEGF Index	34,251	0.201% (1-Month USD-LIBOR plus a specified spread)	Monthly	08/11/2021	18,343	0	486	486	0

								$0	$(10,090)	$16,722	$(26,812)

TOTAL RETURN SWAPS ON SECURITIES

Counterparty	Pay/Receive(5)	Underlying Reference	# of Shares	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BPS	Pay	NDUEEGF Index	10,740	0.108% (1-Month USD-LIBOR less a specified spread)	Monthly	08/11/2021	$5,600	$0	$0	$0	$0

Total Swap Agreements								$(2,378)	$(8,741)	$16,722	$(27,841)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$0	$0	$0	$0	$(2)	$0	$0	$(2)	$(2)	$0	$(2)
BOA	119	0	2	121	(93)	(40)	(373)	(506)	(385)	0	(385)
BPS	702	0	3,239	3,941	(977)	(60)	(2,425)	(3,462)	479	1,457	1,936
BRC	0	2,017	0	2,017	(30)	(2,290)	(656)	(2,976)	(959)	1,204	245
CBK	4,315	0	1,693	6,008	(570)	0	(986)	(1,556)	4,452	(160)	4,292
DUB	0	0	0	0	0	(27)	0	(27)	(27)	(10)	(37)
FAR	0	0	0	0	0	(15)	(4,316)	(4,331)	(4,331)	7,386	3,055
FBF	1	0	81	82	0	(21)	(3,585)	(3,606)	(3,524)	5,804	2,280
GLM	495	0	0	495	(654)	0	0	(654)	(159)	(130)	(289)
GST	0	0	2,451	2,451	0	(53)	0	(53)	2,398	(4,156)	(1,758)
HUS	2,654	0	2	2,656	(786)	0	0	(786)	1,870	(2,360)	(490)
IND	0	0	0	0	(33)	0	0	(33)	(33)	0	(33)
JPM	69	0	0	69	(92)	(32)	(3,524)	(3,648)	(3,579)	4,560	981
MEI	0	0	5,834	5,834	0	0	(11,968)	(11,968)	(6,134)	8,590	2,456
MYC	0	45,536	0	45,536	0	(45,307)	0	(45,307)	229	(1,473)	(1,244)
MYI	512	0	0	512	(390)	0	(8)	(398)	114	(374)	(260)
RYL	0	0	0	0	0	0	0	0	0	(20)	(20)
SCX	66	0	0	66	(405)	0	0	(405)	(339)	229	(110)
SOG	132	0	14	146	(26)	0	0	(26)	120	(1,930)	(1,810)
SSB	511	0	0	511	(388)	0	0	(388)	123	(260)	(137)
TOR	182	0	0	182	(146)	0	0	(146)	36	0	36
UAG	528	0	3,406	3,934	(527)	0	0	(527)	3,407	(5,670)	(2,263)

Total Over the Counter	$10,286	$47,553	$16,722	$74,561	$(5,119)	$(47,845)	$(27,841)	$(80,805)

(n)

Securities with an aggregate market value of $29,717 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

108	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$163	$0	$991	$1,154
Swap Agreements	0	118	0	0	1,532	1,650

	$0	$118	$163	$0	$2,523	$2,804

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$10,286	$0	$10,286
Purchased Options	0	0	0	0	47,553	47,553
Swap Agreements	0	0	16,722	0	0	16,722

	$0	$0	$16,722	$10,286	$47,553	$74,561

	$0	$118	$16,885	$10,286	$50,076	$77,365

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$243	$0	$24	$267
Swap Agreements	0	0	0	0	2,042	2,042

	$0	$0	$243	$0	$2,066	$2,309

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,119	$0	$5,119
Written Options	0	227	0	0	47,618	47,845
Swap Agreements	0	1,029	26,812	0	0	27,841

	$0	$1,256	$26,812	$5,119	$47,618	$80,805

	$0	$1,256	$27,055	$5,119	$49,684	$83,114

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(15)	$(15)
Futures	0	0	(14,619)	0	(39)	(14,658)
Swap Agreements	0	(1,131)	0	0	(37,006)	(38,137)

	$0	$(1,131)	$(14,619)	$0	$(37,060)	$(52,810)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(12,439)	$0	$(12,439)
Written Options	0	40	0	0	101	141
Swap Agreements	0	281	104,960	0	(13)	105,228

	$0	$321	$104,960	$(12,439)	$88	$92,930

	$0	$(810)	$90,341	$(12,439)	$(36,972)	$40,120

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$13	$13
Futures	0	0	3,937	0	985	4,922
Swap Agreements	0	(579)	0	0	34,697	34,118

	$0	$(579)	$3,937	$0	$35,695	$39,053

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(2,478)	$0	$(2,478)
Purchased Options	0	0	0	0	6,114	6,114
Written Options	0	(33)	0	0	2,255	2,222
Swap Agreements	0	(504)	(102,138)	0	0	(102,642)

	$0	$(537)	$(102,138)	$(2,478)	$8,369	$(96,784)

	$0	$(1,116)	$(98,201)	$(2,478)	$44,064	$(57,731)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO RAE Worldwide Long/Short PLUS Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$128,649	$0	$128,649
Industrials	0	46,878	0	46,878
Utilities	0	8,586	0	8,586
Municipal Bonds & Notes
Illinois	0	97	0	97
U.S. Government Agencies	0	276,487	0	276,487
U.S. Treasury Obligations	0	424,227	0	424,227
Non-Agency Mortgage-Backed Securities	0	112,566	2,301	114,867
Asset-Backed Securities	0	121,536	0	121,536
Sovereign Issues	0	5,534	0	5,534
Preferred Securities
Banking & Finance	0	5,736	0	5,736
Short-Term Instruments
Repurchase Agreements	0	346	0	346
U.S. Treasury Bills	0	27,113	0	27,113

	$0	$1,157,755	$2,301	$1,160,056

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$270,038	$0	$0	$270,038

Total Investments	$270,038	$1,157,755	$2,301	$1,430,094

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short Sales, at Value - Liabilities
Sovereign Issues	$0	$(16,582)	$0	$(16,582)
U.S. Government Agencies	0	(5,918)	0	(5,918)

	$0	$(22,500)	$0	$(22,500)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,154	1,650	0	2,804
Over the counter	0	74,561	0	74,561

	$1,154	$76,211	$0	$77,365

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(267)	(2,042)	0	(2,309)
Over the counter	(3)	(80,788)	(14)	(80,805)

	$(270)	$(82,830)	$(14)	$(83,114)

Total Financial Derivative Instruments	$884	$(6,619)	$(14)	$(5,749)

Totals	$270,922	$1,128,636	$2,287	$1,401,845

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

110	PIMCO FUNDAMENTAL INDEX FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the Funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Research Affiliates, LLC (“Research Affiliates”) serves as the sub-adviser to the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Notes to Financial Statements (Cont.)

Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO RAE Fundamental Advantage PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS Fund	Quarterly	Quarterly

PIMCO RAE PLUS EMG Fund	Quarterly	Quarterly

PIMCO RAE PLUS International Fund	Quarterly	Quarterly

PIMCO RAE PLUS Small Fund	Quarterly	Quarterly

PIMCO RAE Worldwide Long/Short PLUS Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

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3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants,

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(b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant

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unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the

extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$52,615	$0	$(52,691)	$(1,316)	$1,392	$0	$2	$0

PIMCO RAE PLUS Fund	20,128	158	(1)	0	631	20,916	158	0

PIMCO RAE PLUS International Fund	36,877	290	(1)	0	1,156	38,322	288	0

PIMCO RAE Worldwide Long/Short PLUS Fund	71,138	0	(71,241)	(1,736)	1,839	0	3	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$25,196	$1,479,589	$(1,049,800)	$147	$331	$455,463	$689	$0

PIMCO RAE PLUS Fund	54,406	711,962	(751,600)	234	(69)	14,933	62	0

PIMCO RAE PLUS EMG Fund	107,264	1,088,725	(778,100)	251	(161)	417,979	126	0

PIMCO RAE PLUS International Fund	196,251	1,980,993	(1,589,401)	193	1,460	589,496	993	0

PIMCO RAE PLUS Small Fund	40,042	1,335,392	(1,074,300)	525	27	301,686	293	0

PIMCO RAE Worldwide Long/Short PLUS Fund	42,037	1,186,886	(959,000)	154	(39)	270,038	186	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

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Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured

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financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets

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determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in

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excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future

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Notes to Financial Statements (Cont.)

intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would

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effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of

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Notes to Financial Statements (Cont.)

interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO RAE Fundamental Advantage PLUS Fund	PIMCO RAE PLUS Fund	PIMCO RAE PLUS EMG Fund	PIMCO RAE PLUS International Fund	PIMCO RAE PLUS Small Fund	PIMCO RAE Worldwide Long/Short PLUS Fund

Interest Rate	X	X	X	X	X	X

Call	X	X	X	X	X	X

Credit	X	X	X	X	X	X

High Yield	X	X	X	X	X	X

Market	X	X	X	X	X	X

Issuer	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X

Equity	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X

Emerging Markets	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X

Currency	X	X	X	X	X	X

Leveraging	X	X	X	X	X	X

Smaller Company	—	—	—	—	X	—

Management	X	X	X	X	X	X

Model	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X

Value Investing	X	X	X	X	X	X

LIBOR Transition	X	X	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding

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securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the

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Notes to Financial Statements (Cont.)

use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subjects it to greater levels of credit, market and issuer risk.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing a Fund and may cause PIMCO or Research Affiliates to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Model Risk  is the risk that a Fund’s investment models used in making investment allocation decisions may not adequately take into account certain factors, or may rely on inaccurate data inputs may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in a Fund.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by a Fund’s sub-adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by a Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by a Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a

126	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2020 (Unaudited)

future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	127

Notes to Financial Statements (Cont.)

securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C	Class R
PIMCO RAE Fundamental Advantage PLUS Fund	0.64%	0.25%	N/A	N/A		N/A	0.40%	N/A	N/A
PIMCO RAE PLUS Fund	0.54%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%	N/A
PIMCO RAE PLUS EMG Fund	0.85%	0.30%	0.40%	N/A		N/A	0.45%	0.45%	N/A
PIMCO RAE PLUS International Fund	0.57%	0.25%	0.35%	N/A		N/A	0.35%	N/A	0.35%	*
PIMCO RAE PLUS Small Fund	0.59%	0.25%	0.35%	N/A		N/A	0.35%	0.35%	0.35%	*
PIMCO RAE Worldwide Long/Short PLUS Fund	0.94%	0.25%	0.35%	N/A		N/A	0.40%	0.40%	N/A

*	This particular share class has been registered with the SEC, but has not yet launched.
(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

128	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2020 (Unaudited)

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%
Class R

All Funds	0.25%	0.25%

Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	129

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO RAE PLUS Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Fund below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO RAE PLUS Fund	$1,191

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$218,218	$24,949

PIMCO RAE PLUS Fund	21,268	10,328

PIMCO RAE PLUS EMG Fund	1,246	261,699

PIMCO RAE PLUS International Fund	78,106	55,032

PIMCO RAE PLUS Small Fund	14,286	96,153

PIMCO RAE Worldwide Long/Short PLUS Fund	25,222	57,158

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO RAE Fundamental Advantage PLUS Fund	$2,279,017	$2,710,524	$417,969	$29,946

PIMCO RAE PLUS Fund	2,770,345	3,217,681	31,431	39,688

PIMCO RAE PLUS EMG Fund	4,361,853	5,756,359	18,452	719,774

PIMCO RAE PLUS International Fund	3,532,066	3,634,695	114,222	189,885

PIMCO RAE PLUS Small Fund	1,322,298	1,345,901	9,199	215,451

PIMCO RAE Worldwide Long/Short PLUS Fund	1,978,445	2,608,287	92,461	87,461

†	A zero balance may reflect actual amounts rounding to less than one thousand.

130	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2020 (Unaudited)

13. REDEMPTIONS IN-KIND

For the period ended September 30, 2020, the following Funds realized gains or losses from in-kind redemptions of approximately (amounts in thousands†):

Fund Name	Realized Gains	Realized Losses

PIMCO RAE Fundamental Advantage PLUS Fund	$35,516	$(27,209)

PIMCO RAE Worldwide Long/Short PLUS Fund	23,105	(15,398)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO RAE Fundamental Advantage PLUS Fund						PIMCO RAE PLUS Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020				Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares		Amount		Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	153,561	$1,309,406	77,329		$750,677		56,886	$296,677	13,791	$87,482

I-2	N/A	N/A	12	(a)	116	(a)	4,884	26,017	21,760	144,557

I-3	N/A	N/A	N/A		N/A		712	3,866	506	3,373

Administrative Class	N/A	N/A	N/A		N/A		27	143	89	570

Class A	1	14	27		249		4,760	24,700	11,080	70,042

Class C	N/A	N/A	N/A		N/A		776	3,507	2,905	16,075
Issued as reinvestment of distributions

Institutional Class	576	4,984	0		0		3,538	19,512	9,599	63,913

I-2	N/A	N/A	0	(a)	0	(a)	1,671	9,089	6,359	41,923

I-3	N/A	N/A	N/A		N/A		42	231	82	535

Administrative Class	N/A	N/A	N/A		N/A		32	171	120	773

Class A	2	17	0		0		3,748	19,255	13,848	86,407

Class C	N/A	N/A	N/A		N/A		1,767	8,074	6,661	37,339
Cost of shares redeemed

Institutional Class	(163,506)	(1,401,338)	(53,581)		(472,174)		(43,584)	(238,738)	(30,809)	(204,168)

I-2	N/A	N/A	(157	)(a)	(1,508	)(a)	(15,213)	(83,282)	(26,632)	(170,149)

I-3	N/A	N/A	N/A		N/A		(453)	(2,447)	(175)	(1,132)

Administrative Class	N/A	N/A	N/A		N/A		(117)	(624)	(271)	(1,673)

Class A	(73)	(605)	(404)		(3,768)		(19,607)	(100,546)	(38,438)	(238,796)

Class C	N/A	N/A	N/A		N/A		(11,543)	(53,347)	(16,609)	(94,522)

Net increase (decrease) resulting from Fund share transactions	(9,439)	$(87,522)	23,226		$273,592		(11,674)	$(67,742)	(26,134)	$(157,451)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	131

Notes to Financial Statements (Cont.)

	PIMCO RAE PLUS EMG Fund				PIMCO RAE PLUS International Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	53,793	$470,022	54,095	$518,701	275,486	$1,468,860	102,102	$601,917

I-2	1,361	10,484	1,990	18,792	647	3,774	194	1,412

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	368	2,864	5,547	51,993	774	4,483	395	2,716

Class C	3	23	18	168	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	8,259	68,942	939	9,919	15,994	94,629	1,531	11,213

I-2	53	447	7	71	3	18	16	117

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	51	425	N/A	N/A	59	351	23	171

Class C	8	62	N/A	N/A	N/A	N/A	N/A	N/A
Issued in reorganization^

Institutional Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-2	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class C	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(178,769)	(1,443,902)	(109,865)	(1,101,598)	(140,604)	(795,427)	(19,619)	(138,788)

I-2	(1,548)	(12,155)	(3,291)	(31,168)	(636)	(3,658)	(821)	(4,616)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(495)	(3,846)	(6,282)	(59,188)	(444)	(2,481)	(799)	(5,532)

Class C	(65)	(498)	(163)	(1,497)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	(116,981)	$(907,132)	(57,005)	$(593,807)	151,279	$770,549	83,022	$468,610

132	PIMCO FUNDAMENTAL INDEX FUNDS

September 30, 2020 (Unaudited)

PIMCO RAE PLUS Small Fund				PIMCO RAE Worldwide Long/Short PLUS Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

167,778	$1,196,967	21,466	$162,430	86,343	$719,066	18,054		$175,153

125	986	294	2,906	59	477	124	(b)	1,219	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

136	1,058	2,835	30,026	157	1,285	146	(c)	1,442	(c)

11	81	36	356	6	48	20	(d)	181	(d)

8,562	68,490	286	3,080	8,601	69,991	9,250		92,731

59	468	10	105	159	1,296	14	(b)	138	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

109	860	26	273	275	2,236	15	(c)	147	(c)

23	178	4	42	177	1,440	9	(d)	87	(d)

N/A	N/A	N/A	N/A	N/A	N/A	7,811		77,876

N/A	N/A	N/A	N/A	N/A	N/A	5,705	(b)	56,880	(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	6,444	(c)	64,111	(c)

N/A	N/A	N/A	N/A	N/A	N/A	4,081	(d)	40,691	(d)

(110,585)	(897,772)	(3,668)	(35,857)	(117,128)	(972,761)	(35,803)		(347,586)

(155)	(1,261)	(242)	(2,404)	(1,096)	(9,082)	(3,119	)(b)	(30,806	)(b)

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(331)	(2,569)	(3,243)	(33,296)	(1,502)	(12,340)	(2,116	)(c)	(20,560	)(c)

(72)	(550)	(139)	(1,291)	(858)	(7,069)	(1,063	)(d)	(10,104	)(d)

65,660	$366,936	17,665	$126,370	(24,807)	$(205,413)	9,572		$101,600

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	I-2 Shares liquidated at the close of business on February 7, 2020.
(b)	Inception date of I-2 was August 23, 2019.
(c)	Inception date of Class A was August 23, 2019.
(d)	Inception date of Class C was August 23, 2019.

The following table discloses the number of shareholders that own 10% or more of the outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO RAE Fundamental Advantage PLUS Fund	0	2	0%	96%

PIMCO RAE PLUS Fund	0	1	0%	13%

PIMCO RAE PLUS EMG Fund	0	2	0%	85%

PIMCO RAE PLUS International Fund	0	2	0%	87%

PIMCO RAE PLUS Small Fund	0	2	0%	80%

PIMCO RAE Worldwide Long/Short PLUS Fund	0	2	0%	90%

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	133

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO RAE Fundamental Advantage PLUS Fund*	$594,533	$310,063

PIMCO RAE PLUS Fund	22,859	19,339

PIMCO RAE PLUS EMG Fund	69,759	174,933

PIMCO RAE PLUS International Fund	26,906	10,781

PIMCO RAE PLUS Small Fund*	12,395	3,926

PIMCO RAE Worldwide Long/Short PLUS Fund*	83,136	51,998

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO RAE Fundamental Advantage PLUS Fund	$1,727,758	$159,700	$(179,279)	$(19,579)

PIMCO RAE PLUS Fund	1,331,203	192,702	(150,359)	42,343

PIMCO RAE PLUS EMG Fund	1,393,185	164,058	(165,818)	(1,760)

PIMCO RAE PLUS International Fund	1,891,895	172,743	(83,338)	89,405

PIMCO RAE PLUS Small Fund	888,829	126,677	(14,459)	112,218

PIMCO RAE Worldwide Long/Short PLUS Fund	1,356,802	162,798	(128,594)	34,204

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

17. SUBSEQUENT EVENTS

Effective October 1, 2020, the Investment advisory fee for all classes of PIMCO RAE PLUS EMG Fund was decreased by 0.05% to 0.80%.

On November 18, 2020 the Board approved the liquidation of the Administrative Class shares of PIMCO RAE PLUS Fund. The liquidation of the Administrative Class shares is expected to occur on or about March 12, 2021.

There were no other subsequent events identified that require recognition or disclosure.

134	PIMCO FUNDAMENTAL INDEX FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	GSC	Goldman Sachs & Co. LLC	RYL	NatWest Markets Plc

BOA	Bank of America N.A.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.

BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SOG	Societe Generale Paris

CBK	Citibank N.A.	JPM	JP Morgan Chase Bank N.A.	SSB	State Street Bank and Trust Co.

DUB	Deutsche Bank AG	JPS	J.P. Morgan Securities LLC	TDM	TD Securities (USA) LLC

FAR	Wells Fargo Bank National Association	MEI	Merrill Lynch International	TOR	The Toronto-Dominion Bank

FBF	Credit Suisse International	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford

FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC

GLM	Goldman Sachs Bank USA

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	NZD	New Zealand Dollar

AUD	Australian Dollar	HKD	Hong Kong Dollar	PHP	Philippine Peso

BRL	Brazilian Real	HUF	Hungarian Forint	PLN	Polish Zloty

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	MXN	Mexican Peso	TWD	Taiwanese Dollar

CZK	Czech Koruna	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DKK	Danish Krone	NOK	Norwegian Krone	ZAR	South African Rand

EUR	Euro

Exchange Abbreviations:

FTSE	Financial Times Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

ABX.HE	Asset-Backed Securities Index -Home Equity	ERAUSLT	eRAFI U.S. Large Strategy Index	RALVEIET	RA Emerging Markets Low Volatility Equity Income Total Return Index

BADLARPP	Argentina Badlar Floating Rate Notes	ERAUSST	eRAFI U.S. Small Strategy Index	RALVEIIT	RA International Low Volatility Equity Income Total Return Index

CDX.HY	Credit Derivatives Index -High Yield	EUR003M	3 Month EUR Swap Rate	RALVEIUT	RA U.S. Low Volatility Equity Income Total Return Index

CDX.IG	Credit Derivatives Index -Investment Grade	LIBOR01M	1 Month USD-LIBOR	S&P 500	Standard & Poor’s 500 Index

CPTFEMU	Eurozone HICP ex-Tobacco Index	LIBOR03M	3 Month USD-LIBOR	UKRPI	United Kingdom Retail Prices Index

CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	NDDUWXUS	MSCI Daily TR Net World Ex USA Index	US0003M	3 Month USD Swap Rate

ERADXULT	eRAFI International Large Strategy Index	NDUEEGF	iShares MSCI Emerging Markets ETF	US0006M	6 Month USD Swap Rate

ERAEMLT	eRAFI Emerging Markets Strategy Index

Municipal Bond or Agency Abbreviations:

AGM	Assured Guaranty Municipal

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

ADR	American Depositary Receipt	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit

ALT	Alternate Loan Trust	LIBOR	London Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt

BABs	Build America Bonds	NCUA	National Credit Union Administration	TBA	To-Be-Announced

CLO	Collateralized Loan Obligation

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	135

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

136	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the

Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time. In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	137

Approval of Investment Advisory Contract and Other Agreements (Cont.)

PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to

138	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	139

Approval of Investment Advisory Contract and Other Agreements (Cont.)

price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global

140	PIMCO FUNDAMENTAL INDEX FUNDS

(Unaudited)

infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Research Affiliates, LLC

620 Newport Center Drive, Suite 900

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4004SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO High Yield Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO HIGH YIELD FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (cont)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO HIGH YIELD FUND

Important Information About the PIMCO High Yield Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO High Yield Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to the Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO High Yield Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and

6	PIMCO HIGH YIELD FUND

expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods.

Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO High Yield Fund	12/15/92	12/15/92	04/30/08	04/27/18	01/16/95	01/13/97	01/13/97	12/31/02	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO High Yield Fund (Cont.)

the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

8	PIMCO HIGH YIELD FUND

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO High Yield Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (12/15/92)
PIMCO High Yield Fund Institutional Class	12.30%	2.40%	6.08%	5.86%	7.44%
PIMCO High Yield Fund I-2	12.24%	2.29%	5.98%	5.76%	7.33%
PIMCO High Yield Fund I-3	12.22%	2.26%	5.93%	5.71%	7.25%
PIMCO High Yield Fund Administrative Class	12.16%	2.14%	5.82%	5.60%	7.18%
PIMCO High Yield Fund Class A	12.10%	2.04%	5.71%	5.50%	7.04%
PIMCO High Yield Fund Class A (adjusted)	7.90%	(1.79)%	4.91%	5.09%	6.86%
PIMCO High Yield Fund Class C	11.69%	1.28%	4.93%	4.71%	6.24%
PIMCO High Yield Fund Class C (adjusted)	10.69%	0.30%	4.93%	4.71%	6.24%
PIMCO High Yield Fund Class R	11.97%	1.79%	5.45%	5.23%	6.77%
ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	14.18%	3.15%	6.59%	6.29%	7.17%♦
Lipper High Yield Funds Average	13.88%	1.70%	5.42%	5.37%	6.53%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 12/31/1992.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

he Fund’s total annual operating expense ratio in effect as of period end were 0.57% for the Institutional Class shares, 0.67% for I-2 shares, 0.77% for I-3 shares, 0.82% for Administrative Class shares, 0.92% for Class A shares, 1.67% for Class C sharesand 1.17% for Class R shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO HIGH YIELD FUND

Institutional Class - PHIYX	I-2 - PHLPX	I-3 - PHNNX	Administrative Class - PHYAX
Class A - PHDAX	Class C - PHDCX	Class R - PHYRX

Allocation Breakdown as of September 30, 2020†§

Corporate Bonds & Notes	83.2%
Short-Term Instruments‡	9.5%
Loan Participations and Assignments	4.4%
U.S. Treasury Obligations	2.7%
Other	0.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO High Yield Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in high-yield investments (“junk bonds”), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. High yield investments include securities(1) rated below investment grade by each of Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”) or Fitch, Inc. (“Fitch”) that provides a rating on such investment or, if unrated, determined by PIMCO to be of comparable quality, Or (ii) comprising the ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index. The Fund may invest up to 20% of its total assets in securities rated Caa or below by Moody’s, or equivalently rated by S&P or Fitch, or, if unrated, determined by PIMCO to be of comparable quality. The remainder of the Fund’s assets may be invested in investment grade Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the healthcare sector contributed to performance, as the Fund’s healthcare positions outperformed the broader sector.

»	Security selection in the banking sector contributed to performance, as the Fund’s banking positions outperformed the broader sector.

»	Security selection in the energy sector contributed to performance, as the Fund’s energy positions outperformed the broader sector.
»	Underweight exposure to the energy sector detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to the automotive sector detracted from performance, as the sector outperformed the broader market.

»	Underweight exposure to the retail sector detracted from performance, as the sector outperformed the broader market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO High Yield Fund

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,123.00	$3.03	$1,000.00	$1,022.21	$2.89	0.57%
I-2	1,000.00	1,122.40	3.56	1,000.00	1,021.71	3.40	0.67
I-3	1,000.00	1,122.20	3.83	1,000.00	1,021.46	3.65	0.72
Administrative Class	1,000.00	1,121.60	4.36	1,000.00	1,020.96	4.15	0.82
Class A	1,000.00	1,121.00	4.89	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,116.90	8.86	1,000.00	1,016.70	8.44	1.67
Class R	1,000.00	1,119.70	6.22	1,000.00	1,019.20	5.92	1.17

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO HIGH YIELD FUND

Benchmark Descriptions

Index*	Benchmark Description

ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index	ICE BofAML U.S. High Yield, BB-B Rated, Constrained Index tracks the performance of BB-B Rated U.S. Dollar-denominated corporate bonds publicly issued in the U.S. domestic market. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index launched on 12/31/1996. The index performance shown prior to that date is calculated using the ICE BofAML U.S. High Yield, Cash Pay BB-B Rated Index, which was the Fund’s primary benchmark index from the Fund’s inception until 12/31/1996.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO High Yield Fund

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$7.94	$0.19	$0.78	$0.97	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2020	8.78	0.44	(0.83)	(0.39)	(0.44)	0.00	(0.01)	(0.45)

03/31/2019	8.72	0.46	0.07	0.53	(0.47)	0.00	0.00	(0.47)

03/31/2018	8.90	0.43	(0.15)	0.28	(0.44)	0.00	(0.02)	(0.46)

03/31/2017	8.37	0.46	0.55	1.01	(0.48)	0.00	0.00	(0.48)

03/31/2016	9.24	0.48	(0.63)	(0.15)	(0.49)	(0.22)	(0.01)	(0.72)

I-2

04/01/2020 - 09/30/2020+	7.94	0.19	0.78	0.97	(0.20)	0.00	0.00	(0.20)

03/31/2020	8.78	0.43	(0.83)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

03/31/2019	8.72	0.45	0.07	0.52	(0.46)	0.00	0.00	(0.46)

03/31/2018	8.90	0.43	(0.16)	0.27	(0.43)	0.00	(0.02)	(0.45)

03/31/2017	8.37	0.45	0.55	1.00	(0.47)	0.00	0.00	(0.47)

03/31/2016	9.24	0.46	(0.62)	(0.16)	(0.48)	(0.22)	(0.01)	(0.71)

I-3

04/01/2020 - 09/30/2020+	7.94	0.18	0.79	0.97	(0.20)	0.00	0.00	(0.20)

03/31/2020	8.78	0.42	(0.82)	(0.40)	(0.43)	0.00	(0.01)	(0.44)

04/27/2018 - 03/31/2019	8.73	0.42	0.05	0.47	(0.42)	0.00	0.00	(0.42)

Administrative Class

04/01/2020 - 09/30/2020+	7.94	0.18	0.78	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2020	8.78	0.42	(0.83)	(0.41)	(0.42)	0.00	(0.01)	(0.43)

03/31/2019	8.72	0.43	0.08	0.51	(0.45)	0.00	0.00	(0.45)

03/31/2018	8.90	0.41	(0.16)	0.25	(0.41)	0.00	(0.02)	(0.43)

03/31/2017	8.37	0.44	0.55	0.99	(0.46)	0.00	0.00	(0.46)

03/31/2016	9.24	0.46	(0.64)	(0.18)	(0.46)	(0.22)	(0.01)	(0.69)

Class A

04/01/2020 - 09/30/2020+	7.94	0.18	0.78	0.96	(0.19)	0.00	0.00	(0.19)

03/31/2020	8.78	0.41	(0.83)	(0.42)	(0.41)	0.00	(0.01)	(0.42)

03/31/2019	8.72	0.43	0.07	0.50	(0.44)	0.00	0.00	(0.44)

03/31/2018	8.90	0.41	(0.17)	0.24	(0.40)	0.00	(0.02)	(0.42)

03/31/2017	8.37	0.43	0.55	0.98	(0.45)	0.00	0.00	(0.45)

03/31/2016	9.24	0.45	(0.64)	(0.19)	(0.45)	(0.22)	(0.01)	(0.68)

14	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.71	12.30%	$9,573,644	0.57	%*	0.57	%*	0.55	%*	0.55	%*	4.43	%*	10%

7.94	(4.86)	6,130,559	0.57		0.57		0.55		0.55		4.94		34

8.78	6.27	6,741,939	0.59		0.59		0.55		0.55		5.30		21

8.72	3.07	6,133,889	0.57		0.57		0.55		0.55		4.84		25

8.90	12.30	8,595,555	0.56		0.56		0.55		0.55		5.26		31

8.37	(1.61)	6,806,263	0.56		0.56		0.55		0.55		5.48		32

8.71	12.24	405,846	0.67	*	0.67	*	0.65	*	0.65	*	4.35	*	10

7.94	(4.95)	317,936	0.67		0.67		0.65		0.65		4.84		34

8.78	6.16	355,451	0.69		0.69		0.65		0.65		5.20		21

8.72	2.97	354,057	0.67		0.67		0.65		0.65		4.75		25

8.90	12.19	453,711	0.66		0.66		0.65		0.65		5.19		31

8.37	(1.71)	1,335,978	0.66		0.66		0.65		0.65		5.33		32

8.71	12.22	19,987	0.72	*	0.77	*	0.70	*	0.75	*	4.27	*	10

7.94	(5.00)	9,015	0.72		0.77		0.70		0.75		4.81		34

8.78	5.57	3,991	0.74	*	0.79	*	0.70	*	0.75	*	5.21	*	21

8.71	12.16	298,493	0.82	*	0.82	*	0.80	*	0.80	*	4.19	*	10

7.94	(5.08)	281,004	0.82		0.82		0.80		0.80		4.69		34

8.78	6.00	449,135	0.84		0.84		0.80		0.80		5.03		21

8.72	2.82	558,261	0.82		0.82		0.80		0.80		4.63		25

8.90	12.02	371,840	0.81		0.81		0.80		0.80		5.02		31

8.37	(1.86)	356,143	0.81		0.81		0.80		0.80		5.25		32

8.71	12.10	647,882	0.92	*	0.92	*	0.90	*	0.90	*	4.11	*	10

7.94	(5.19)	579,375	0.92		0.92		0.90		0.90		4.59		34

8.78	5.90	710,419	0.94		0.94		0.90		0.90		4.95		21

8.72	2.72	806,919	0.92		0.92		0.90		0.90		4.53		25

8.90	11.91	560,870	0.91		0.91		0.90		0.90		4.92		31

8.37	(1.96)	625,380	0.91		0.91		0.90		0.90		5.14		32

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO High Yield Fund (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$7.94	$0.14	$0.78	$0.92	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	8.78	0.34	(0.83)	(0.49)	(0.34)	0.00	(0.01)	(0.35)

03/31/2019	8.72	0.36	0.07	0.43	(0.37)	0.00	0.00	(0.37)

03/31/2018	8.90	0.33	(0.15)	0.18	(0.34)	0.00	(0.02)	(0.36)

03/31/2017	8.37	0.37	0.54	0.91	(0.38)	0.00	0.00	(0.38)

03/31/2016	9.24	0.39	(0.64)	(0.25)	(0.39)	(0.22)	(0.01)	(0.62)

Class R

04/01/2020 - 09/30/2020+	7.94	0.17	0.78	0.95	(0.18)	0.00	0.00	(0.18)

03/31/2020	8.78	0.38	(0.82)	(0.44)	(0.39)	0.00	(0.01)	(0.40)

03/31/2019	8.72	0.41	0.07	0.48	(0.42)	0.00	0.00	(0.42)

03/31/2018	8.90	0.38	(0.16)	0.22	(0.38)	0.00	(0.02)	(0.40)

03/31/2017	8.37	0.41	0.55	0.96	(0.43)	0.00	0.00	(0.43)

03/31/2016	9.24	0.43	(0.64)	(0.21)	(0.43)	(0.22)	(0.01)	(0.66)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

16	PIMCO HIGH YIELD FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$8.71	11.69%	$55,729	1.67	%*	1.67	%*	1.65	%*	1.65	%*	3.38	%*	10%

7.94	(5.90)	64,260	1.67		1.67		1.65		1.65		3.85		34

8.78	5.11	106,785	1.69		1.69		1.65		1.65		4.20		21

8.72	1.95	141,943	1.67		1.67		1.65		1.65		3.74		25

8.90	11.08	316,646	1.66		1.66		1.65		1.65		4.17		31

8.37	(2.69)	348,796	1.66		1.66		1.65		1.65		4.40		32

8.71	11.97	35,970	1.17	*	1.17	*	1.15	*	1.15	*	3.85	*	10

7.94	(5.42)	27,183	1.17		1.17		1.15		1.15		4.34		34

8.78	5.64	31,064	1.19		1.19		1.15		1.15		4.70		21

8.72	2.46	31,988	1.17		1.17		1.15		1.15		4.27		25

8.90	11.63	33,473	1.16		1.16		1.15		1.15		4.67		31

8.37	(2.20)	32,612	1.16		1.16		1.15		1.15		4.89		32

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Statement of Assets and Liabilities PIMCO High Yield Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$10,001,951
Investments in Affiliates	1,038,726

Financial Derivative Instruments
Exchange-traded or centrally cleared	498
Over the counter	23,892
Cash	134
Deposits with counterparty	6,746
Foreign currency, at value	107
Receivable for investments sold	4,219
Receivable for Fund shares sold	9,023
Interest and/or dividends receivable	130,082
Dividends receivable from Affiliates	350
Reimbursement receivable from PIMCO	1
Prepaid expenses	592
Other assets	1

Total Assets	11,216,322

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$28,305

Financial Derivative Instruments
Over the counter	1,279
Payable for investments purchased	94,525
Payable for investments in Affiliates purchased	350
Payable for unfunded loan commitments	1,640
Deposits from counterparty	20,042
Payable for Fund shares redeemed	22,056
Distributions payable	4,872
Accrued investment advisory fees	2,330
Accrued supervisory and administrative fees	2,896
Accrued distribution fees	119
Accrued servicing fees	154
Other liabilities	203

Total Liabilities	178,771

Net Assets	$11,037,551

Net Assets Consist of:

Paid in capital	$10,965,647
Distributable earnings (accumulated loss)	71,904

Net Assets	$11,037,551

Cost of investments in securities	$9,812,241
Cost of investments in Affiliates	$1,035,435
Cost of foreign currency held	$108
Cost or premiums of financial derivative instruments, net	$(6,590)

* Includes repurchase agreements of:	$4,041

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO HIGH YIELD FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$9,573,644
I-2	405,846
I-3	19,987
Administrative Class	298,493
Class A	647,882
Class C	55,729
Class R	35,970

Shares Issued and Outstanding:

Institutional Class	1,099,191
I-2	46,597
I-3	2,295
Administrative Class	34,270
Class A	74,385
Class C	6,399
Class R	4,130

Net Asset Value Per Share Outstanding(a):

Institutional Class	$8.71
I-2	8.71
I-3	8.71
Administrative Class	8.71
Class A	8.71
Class C	8.71
Class R	8.71

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Statement of Operations PIMCO High Yield Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest	$252,250
Dividends from Investments in Affiliates	2,760
Total Income	255,010

Expenses:

Investment advisory fees	12,704
Supervisory and administrative fees	15,822
Distribution and/or servicing fees - Administrative Class	405
Distribution fees - Class C	236
Distribution fees - Class R	40
Servicing fees - Class A	791
Servicing fees - Class C	79
Servicing fees - Class R	40
Trustee fees	19
Interest expense	801
Miscellaneous expense	39
Total Expenses	30,976
Waiver and/or Reimbursement by PIMCO	(4)
Net Expenses	30,972

Net Investment Income (Loss)	224,038

Net Realized Gain (Loss):

Investments in securities	(44,835)
Investments in Affiliates	(779)
Exchange-traded or centrally cleared financial derivative instruments	(30,408)
Over the counter financial derivative instruments	2,269
Short sales	180
Foreign currency	(1,117)

Net Realized Gain (Loss)	(74,690)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	817,455
Investments in Affiliates	4,991
Exchange-traded or centrally cleared financial derivative instruments	54,725
Over the counter financial derivative instruments	41,015
Foreign currency assets and liabilities	(304)

Net Change in Unrealized Appreciation (Depreciation)	917,882

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,067,230

† A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO HIGH YIELD FUND	See Accompanying Notes

Statements of Changes in Net Assets PIMCO High Yield Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$224,038	$404,551
Net realized gain (loss)	(74,690)	(38,525)
Net change in unrealized appreciation (depreciation)	917,882	(732,943)

Net Increase (Decrease) in Net Assets Resulting from Operations	1,067,230	(366,917)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(203,768)	(329,971)
I-2	(9,040)	(17,870)
I-3	(374)	(216)
Administrative Class	(7,182)	(19,616)
Class A	(13,779)	(31,884)
Class C	(1,142)	(3,419)
Class R	(661)	(1,358)

Tax basis return of capital
Institutional Class	0	(9,706)
I-2	0	(537)
I-3	0	(7)
Administrative Class	0	(608)
Class A	0	(1,009)
Class C	0	(129)
Class R	0	(45)

Total Distributions(a)	(235,946)	(416,375)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	2,796,935	(206,160)

Total Increase (Decrease) in Net Assets	3,628,219	(989,452)

Net Assets:

Beginning of period	7,409,332	8,398,784
End of period	$11,037,551	$7,409,332

† A zero balance may reflect actual amounts rounding to less than one thousand.
* See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.

(a)  The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Schedule of Investments PIMCO High Yield Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 90.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.4%

Advanced Drainage Systems, Inc.
2.438% (LIBOR03M + 2.250%) due 07/31/2026 ~	$1,167	$1,169

American Builders & Contractors Supply Co., Inc.
2.147% (LIBOR03M + 2.000%) due 01/15/2027 ~	9,009	8,769

Ancestry.com Operations, Inc.
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~	3,990	3,991

API Group, Inc.
2.647% (LIBOR03M + 2.500%) due 10/01/2026 ~	10,471	10,275

Brand Energy & Infrastructure Services, Inc.
5.250% (LIBOR03M + 4.250%) due 06/21/2024 ~	14,771	13,832

Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~	4,912	4,616

Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~	199	196

CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~	9,706	9,482

Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~	13,901	13,658

CPG International, Inc.
4.750% (LIBOR03M + 3.750%) due 05/05/2024 ~	5,452	5,447

Da Vinci Purchaser Corp.
5.238% (LIBOR03M + 4.000%) due 01/08/2027 ~	10,973	10,872

Diamond Sports Group LLC
3.400% (LIBOR03M + 3.250%) due 08/24/2026 «~	7,425	5,791

Dun & Bradstreet Corp.
3.895% (LIBOR03M + 3.750%) due 02/06/2026 ~	14,129	14,016

Emerald TopCo, Inc.
3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~	6,089	5,883

Endo Luxembourg Finance Co. SARL
5.000% (LIBOR03M + 4.250%) due 04/29/2024 ~	9,949	9,535

Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~	19,749	14,244

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Flex Acquisition Co., Inc.
4.000% (LIBOR03M + 3.000%) due 12/29/2023 ~	$29,971	$29,327

Genesee & Wyoming, Inc.
2.220% (LIBOR03M + 2.000%) due 12/30/2026 ~	3,881	3,825

Getty Images, Inc.
4.688% (LIBOR03M + 4.500%) due 02/19/2026 ~	13,656	12,823

Global Medical Response, Inc.
4.250% (LIBOR03M + 3.250%) due 04/28/2022 ~	12,361	12,333

Innophos, Inc.
3.897% (LIBOR03M + 3.750%) due 02/07/2027 «~	2,189	2,173

Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 ~µ	3,281	3,348

Jaguar Holding Co.
3.500% (LIBOR03M + 2.500%) due 08/18/2022 ~	11,077	11,053

Kronos Acquisition Holdings, Inc.
5.000% (LIBOR03M + 4.000%) due 05/15/2023 ~	16,659	16,601

MPH Acquisition Holdings LLC
3.750% (LIBOR03M + 2.750%) due 06/07/2023 ~	5,000	4,926

Nascar Holdings, Inc.
2.895% (LIBOR03M + 2.750%) due 10/19/2026 ~	6,870	6,743

NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~	21,342	21,075

Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~	14,673	14,092

Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~	15,871	15,252

Rackspace Hosting, Inc.
3.184% - 4.000% (LIBOR03M + 3.000%) due 11/03/2023 ~	14,923	14,685

RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~	19,273	18,763

Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~	61,089	60,937

Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~	11,576	11,229

22	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited) September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunshine Luxembourg SARL
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~	$29,800	$29,691

Surgery Center Holdings, Inc.
4.250% (LIBOR03M + 3.250%) due 09/03/2024 ~	19,949	18,923

TransDigm, Inc.
2.397% (LIBOR03M + 2.250%) due 12/09/2025 ~	10,329	9,799

U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~	30,257	29,539

Welbilt, Inc.
2.647% (LIBOR03M + 2.500%) due 10/23/2025 ~	11,042	10,069

Total Loan Participations and Assignments (Cost $494,914)		488,982

CORPORATE BONDS & NOTES 83.2%

BANKING & FINANCE 7.7%

Allied Universal Holdco LLC
6.625% due 07/15/2026	15,000	15,994

Ally Financial, Inc.
5.125% due 09/30/2024	10,000	11,161
8.000% due 11/01/2031	21,011	28,596

Barclays PLC
6.125% due 12/15/2025 •(e)(f)	8,000	8,129
7.750% due 09/15/2023 •(e)(f)	8,000	8,270

BNP Paribas S.A.
7.375% due 08/19/2025 •(e)(f)	17,500	19,502

CIT Group, Inc.
5.000% due 08/15/2022	10,250	10,585
5.000% due 08/01/2023	15,000	15,591

Credit Acceptance Corp.
5.125% due 12/31/2024	10,000	9,954

Credit Agricole S.A.
7.875% due 01/23/2024 •(e)(f)	20,000	22,162

Credit Suisse Group AG
6.250% due 12/18/2024 •(e)(f)	10,000	10,743
7.250% due 09/12/2025 •(e)(f)	2,000	2,169
7.500% due 07/17/2023 •(e)(f)	4,750	5,025

Cushman & Wakefield U.S. Borrower LLC
6.750% due 05/15/2028	6,500	6,768

ESH Hospitality, Inc.
4.625% due 10/01/2027	10,000	9,825
5.250% due 05/01/2025	10,000	10,115

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ford Motor Credit Co. LLC
0.223% due 12/01/2024 •	EUR	4,850	$4,974
0.681% (US0003M + 0.430%) due 11/02/2020 ~		$2,200	2,193
1.146% (US0003M + 0.880%) due 10/12/2021 ~		1,100	1,057
2.979% due 08/03/2022		8,750	8,656
3.087% due 01/09/2023		20,000	19,640
3.096% due 05/04/2023		21,229	20,783
3.200% due 01/15/2021		1,300	1,301
3.336% due 03/18/2021		2,500	2,505
3.339% due 03/28/2022		400	399
3.370% due 11/17/2023		3,050	3,010
3.664% due 09/08/2024		10,000	9,803
3.810% due 01/09/2024		3,000	2,976
3.813% due 10/12/2021		5,000	5,022
4.125% due 08/17/2027		12,500	12,180
4.134% due 08/04/2025		17,500	17,365
4.140% due 02/15/2023		7,500	7,584
4.250% due 09/20/2022		10,000	10,103
4.271% due 01/09/2027		5,000	4,915
4.542% due 08/01/2026		5,000	4,987
5.113% due 05/03/2029		10,000	10,287
5.125% due 06/16/2025		10,000	10,325
5.584% due 03/18/2024		17,500	18,228
5.596% due 01/07/2022		12,000	12,300
5.750% due 02/01/2021		1,335	1,349

Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		12,500	12,327

Genworth Mortgage Holdings, Inc.
6.500% due 08/15/2025		9,250	9,687

Greystar Real Estate Partners LLC
5.750% due 12/01/2025		13,271	13,437

HAT Holdings LLC
3.750% due 09/15/2030		11,750	11,838

Howard Hughes Corp.
5.375% due 03/15/2025		12,000	12,223
5.375% due 08/01/2028		9,875	9,867

Icahn Enterprises LP
5.250% due 05/15/2027		14,700	15,360

ING Groep NV
5.750% due 11/16/2026 •(e)(f)		10,000	10,396

Intesa Sanpaolo SpA
5.017% due 06/26/2024		15,250	16,038
5.710% due 01/15/2026		10,000	10,912
7.700% due 09/17/2025 •(e)(f)		5,000	5,252

iStar, Inc.
4.250% due 08/01/2025		7,000	6,549
4.750% due 10/01/2024		8,750	8,481

Lloyds Banking Group PLC
7.500% due 06/27/2024 •(e)(f)		33,000	34,682

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MGM Growth Properties Operating Partnership LP
4.500% due 09/01/2026	$8,000	$8,139
5.625% due 05/01/2024	10,000	10,628
5.750% due 02/01/2027	7,625	8,228

Nationstar Mortgage Holdings, Inc.
5.500% due 08/15/2028	12,000	12,007

Navient Corp.
5.875% due 03/25/2021	9,000	9,082
6.125% due 03/25/2024	10,000	10,131
6.500% due 06/15/2022	10,000	10,225
6.625% due 07/26/2021	2,250	2,288
6.750% due 06/25/2025	5,000	5,069
7.250% due 01/25/2022	7,500	7,718

OneMain Finance Corp.
5.375% due 11/15/2029	9,000	9,383
5.625% due 03/15/2023	10,750	11,187
6.125% due 05/15/2022	7,500	7,800
6.125% due 03/15/2024	8,500	8,914
6.625% due 01/15/2028	6,500	7,225
6.875% due 03/15/2025	10,125	11,254
7.125% due 03/15/2026	10,000	11,185
8.875% due 06/01/2025	10,000	11,093

Park Intermediate Holdings LLC
5.875% due 10/01/2028	2,750	2,764
7.500% due 06/01/2025	16,000	17,077

Provident Funding Associates LP
6.375% due 06/15/2025	9,000	8,740

Quicken Loans LLC
3.625% due 03/01/2029	3,500	3,476
3.875% due 03/01/2031	7,500	7,425
5.250% due 01/15/2028	10,750	11,347
5.750% due 05/01/2025	7,500	7,725

RHP Hotel Properties LP
4.750% due 10/15/2027	10,000	9,231
5.000% due 04/15/2023	10,000	9,818

SBA Communications Corp.
3.875% due 02/15/2027	20,000	20,325
4.875% due 09/01/2024	5,000	5,131

SLM Corp.
5.125% due 04/05/2022	2,875	2,952

VICI Properties LP
3.750% due 02/15/2027	5,000	4,925
4.125% due 08/15/2030	10,000	9,862
4.625% due 12/01/2029	3,500	3,581

		849,515

INDUSTRIALS 68.3%

Acadia Healthcare Co., Inc.
5.500% due 07/01/2028	12,000	12,365
5.625% due 02/15/2023	7,500	7,566
6.500% due 03/01/2024	4,450	4,583

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

AdaptHealth LLC
6.125% due 08/01/2028		$10,425	$10,818

Adient Global Holdings Ltd.
4.875% due 08/15/2026		18,200	17,370

Adient U.S. LLC
7.000% due 05/15/2026		2,050	2,199
9.000% due 04/15/2025		5,000	5,522

ADT Security Corp.
3.500% due 07/15/2022		2,000	2,035
4.125% due 06/15/2023		12,250	12,862
4.875% due 07/15/2032		13,345	13,512

Advanced Disposal Services, Inc.
5.625% due 11/15/2024		10,000	10,336

AECOM
5.875% due 10/15/2024		7,000	7,595

Air Medical Group Holdings, Inc.
6.375% due 05/15/2023		20,000	20,073

Albertsons Cos., Inc.
3.250% due 03/15/2026		4,125	4,104
3.500% due 02/15/2023		2,875	2,926
3.500% due 03/15/2029		7,500	7,294
4.625% due 01/15/2027		12,000	12,291
4.875% due 02/15/2030		10,000	10,435
7.500% due 03/15/2026		12,000	13,187

Alcoa Nederland Holding BV
6.125% due 05/15/2028		3,500	3,695
6.750% due 09/30/2024		4,250	4,391
7.000% due 09/30/2026		3,000	3,148

Allison Transmission, Inc.
4.750% due 10/01/2027		5,000	5,159
5.000% due 10/01/2024		5,000	5,060
5.875% due 06/01/2029		5,000	5,414

Altice Financing S.A.
3.000% due 01/15/2028	EUR	5,000	5,462
7.500% due 05/15/2026		$13,500	14,307

Altice France Holding S.A.
6.000% due 02/15/2028		14,000	13,379
10.500% due 05/15/2027		2,000	2,226

Altice France S.A.
5.125% due 01/15/2029		16,000	15,995
5.500% due 01/15/2028		22,500	22,809
7.375% due 05/01/2026		20,250	21,241
8.125% due 02/01/2027		12,000	13,090

AMC Networks, Inc.
4.750% due 12/15/2022		1,667	1,671
4.750% due 08/01/2025		5,750	5,952
5.000% due 04/01/2024		7,500	7,678

American Builders & Contractors Supply Co., Inc.
4.000% due 01/15/2028		17,500	17,814
5.875% due 05/15/2026		16,250	16,890

Amsted Industries, Inc.
4.625% due 05/15/2030		10,125	10,473

24	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.625% due 07/01/2027	$2,625	$2,802

ANGI Group LLC
3.875% due 08/15/2028	9,000	8,927

Apache Corp.
4.625% due 11/15/2025	8,000	7,640
4.875% due 11/15/2027	10,000	9,469

Aramark Services, Inc.
4.750% due 06/01/2026	7,000	7,096
5.000% due 02/01/2028	8,000	8,073
6.375% due 05/01/2025	5,500	5,736

Ardagh Packaging Finance PLC
4.125% due 08/15/2026	16,475	16,722
5.250% due 04/30/2025	5,000	5,232
5.250% due 08/15/2027	25,000	25,500
6.000% due 02/15/2025	2,272	2,361

Ascend Learning LLC
6.875% due 08/01/2025	15,000	15,320

Ascent Resources Utica Holdings LLC
7.000% due 11/01/2026	10,000	7,675

ASGN, Inc.
4.625% due 05/15/2028	5,000	5,029

Ashland LLC
4.750% due 08/15/2022	2,682	2,818

Associated Materials LLC
9.000% due 09/01/2025	9,644	10,102

Avantor Funding, Inc.
4.625% due 07/15/2028	19,575	20,334

Avantor, Inc.
6.000% due 10/01/2024	10,000	10,463

Avient Corp.
5.750% due 05/15/2025	10,000	10,612

Avon International Capital PLC
6.500% due 08/15/2022	5,000	5,025

Avon International Operations, Inc.
7.875% due 08/15/2022	10,500	10,656

Axalta Coating Systems LLC
4.750% due 06/15/2027	12,500	12,859

B&G Foods, Inc.
5.250% due 09/15/2027	10,000	10,443

B.C. Unlimited Liability Co.
3.875% due 01/15/2028	10,000	10,205
4.000% due 10/15/2030 (a)	19,250	19,447
4.375% due 01/15/2028	5,000	5,107
5.000% due 10/15/2025	25,250	25,933
5.750% due 04/15/2025	7,000	7,483

Ball Corp.
2.875% due 08/15/2030	15,000	14,850
5.250% due 07/01/2025	10,000	11,338

Bausch Health Americas, Inc.
8.500% due 01/31/2027	17,500	19,253
9.250% due 04/01/2026	12,500	13,766

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Bausch Health Cos., Inc.
5.000% due 01/30/2028		$10,000	$9,725
5.250% due 01/30/2030		17,500	17,262
5.500% due 03/01/2023		3,765	3,763
5.500% due 11/01/2025		30,000	30,742
5.750% due 08/15/2027		10,125	10,764
5.875% due 05/15/2023		698	695
6.125% due 04/15/2025		8,250	8,454
6.250% due 02/15/2029		18,000	18,540
7.000% due 03/15/2024		13,500	13,986
7.000% due 01/15/2028		10,000	10,592
7.250% due 05/30/2029		10,000	10,779
9.000% due 12/15/2025		9,000	9,813

BCD Acquisition, Inc.
9.625% due 09/15/2023		11,500	11,471

Beacon Roofing Supply, Inc.
4.500% due 11/15/2026		10,000	10,309
4.875% due 11/01/2025		40,750	40,009

Berry Global, Inc.
4.500% due 02/15/2026		5,000	5,059
4.875% due 07/15/2026		4,125	4,330
5.125% due 07/15/2023		2,210	2,246
5.625% due 07/15/2027		125	131
6.000% due 10/15/2022		3,000	3,014

Black Knight InfoServ LLC
3.625% due 09/01/2028		7,000	7,088

Boise Cascade Co.
4.875% due 07/01/2030		8,750	9,406

Bombardier, Inc.
5.750% due 03/15/2022		7,000	6,790
6.125% due 01/15/2023		5,000	4,280
7.500% due 12/01/2024		2,000	1,540
7.500% due 03/15/2025		12,500	9,406
7.875% due 04/15/2027		7,000	5,320
8.750% due 12/01/2021		20,000	20,292

Booz Allen Hamilton, Inc.
3.875% due 09/01/2028		17,150	17,637

Boxer Parent Co., Inc.
6.500% due 10/02/2025	EUR	5,000	6,070
7.125% due 10/02/2025		$10,000	10,695

Boyd Gaming Corp.
4.750% due 12/01/2027		6,000	5,900
6.000% due 08/15/2026		2,500	2,587
6.375% due 04/01/2026		10,000	10,426

Buckeye Partners LP
4.125% due 03/01/2025		10,000	9,569
4.500% due 03/01/2028		6,500	6,281

Builders FirstSource, Inc.
5.000% due 03/01/2030		12,000	12,442
6.750% due 06/01/2027		7,000	7,508

BY Crown Parent LLC
4.250% due 01/31/2026		11,000	11,213

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Cablevision Lightpath LLC
3.875% due 09/15/2027	$6,000	$6,011
5.625% due 09/15/2028	4,975	5,064

Caesars Entertainment, Inc.
6.250% due 07/01/2025	11,750	12,264

Caesars Resort Collection LLC
5.250% due 10/15/2025	27,125	26,279
5.750% due 07/01/2025	7,125	7,357

Callon Petroleum Co.
6.125% due 10/01/2024	10,000	2,881

Camelot Finance S.A.
4.500% due 11/01/2026	12,230	12,534

Cargo Aircraft Management, Inc.
4.750% due 02/01/2028	8,875	8,985

Cascades, Inc.
5.125% due 01/15/2026	7,000	7,356
5.375% due 01/15/2028	10,000	10,531

Catalent Pharma Solutions, Inc.
4.875% due 01/15/2026	15,000	15,353
5.000% due 07/15/2027	9,000	9,375

CCO Holdings LLC
4.250% due 02/01/2031	25,000	25,949
4.500% due 08/15/2030	20,000	21,026
4.500% due 05/01/2032	10,000	10,450
4.750% due 03/01/2030	25,000	26,500
5.000% due 02/01/2028	15,000	15,784
5.125% due 05/01/2027	17,125	18,042
5.375% due 05/01/2025	12,000	12,360
5.375% due 06/01/2029	15,000	16,273
5.500% due 05/01/2026	19,000	19,834
5.750% due 02/15/2026	15,000	15,619
5.875% due 05/01/2027	10,250	10,772

CD&R Smokey Buyer, Inc.
6.750% due 07/15/2025	7,000	7,394

CDW LLC
3.250% due 02/15/2029	12,000	11,977

Cedar Fair LP
5.250% due 07/15/2029	7,500	7,133

Cenovus Energy, Inc.
4.250% due 04/15/2027	12,500	11,383
5.250% due 06/15/2037	4,290	3,725
5.375% due 07/15/2025	7,500	7,227
6.750% due 11/15/2039	20,000	20,099

Centene Corp.
3.375% due 02/15/2030	10,000	10,391
4.250% due 12/15/2027	7,075	7,420
4.625% due 12/15/2029	12,700	13,715
4.750% due 01/15/2025	4,500	4,631
5.250% due 04/01/2025	7,025	7,310
5.375% due 06/01/2026	5,000	5,284
5.375% due 08/15/2026	7,500	7,967

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Centennial Resource Production LLC
5.375% due 01/15/2026	$5,000	$2,013
6.875% due 04/01/2027	8,000	3,283

Central Garden & Pet Co.
5.125% due 02/01/2028	5,000	5,268

CF Industries, Inc.
5.150% due 03/15/2034	20,000	23,678
5.375% due 03/15/2044	5,000	6,029

Change Healthcare Holdings LLC
5.750% due 03/01/2025	23,000	23,316

Chemours Co.
5.375% due 05/15/2027	3,750	3,741
6.625% due 05/15/2023	5,000	5,073
7.000% due 05/15/2025 (i)	11,750	11,820

Cheniere Corpus Christi Holdings LLC
7.000% due 06/30/2024	3,000	3,458

Cheniere Energy Partners LP
4.500% due 10/01/2029	11,750	12,067
5.250% due 10/01/2025	14,000	14,336
5.625% due 10/01/2026	4,000	4,167

Cheniere Energy, Inc.
4.625% due 10/15/2028	18,750	19,277

Churchill Downs, Inc.
4.750% due 01/15/2028	17,000	17,124
5.500% due 04/01/2027	7,000	7,323

Cirsa Finance International SARL
7.875% due 12/20/2023	6,031	5,609

Clarios Global LP
6.250% due 05/15/2026	14,000	14,706
6.750% due 05/15/2025	7,000	7,378
8.500% due 05/15/2027	14,125	14,678

Clark Equipment Co.
5.875% due 06/01/2025	10,000	10,375

Clean Harbors, Inc.
4.875% due 07/15/2027	7,000	7,274
5.125% due 07/15/2029	5,000	5,439

Clear Channel Worldwide Holdings, Inc.
5.125% due 08/15/2027	3,000	2,885
9.250% due 02/15/2024	13,613	13,232

Clearwater Paper Corp.
4.750% due 08/15/2028	10,000	10,044
5.375% due 02/01/2025	5,000	5,256

Cleveland-Cliffs, Inc.
4.875% due 01/15/2024	6,000	5,932
5.875% due 06/01/2027	4,500	4,191

CNX Midstream Partners LP
6.500% due 03/15/2026	10,000	10,161

Colfax Corp.
6.000% due 02/15/2024	13,500	14,063
6.375% due 02/15/2026	7,250	7,696

CommScope Technologies LLC
5.000% due 03/15/2027	15,000	14,428

26	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/15/2025	$14,000	$14,209

CommScope, Inc.
6.000% due 03/01/2026	5,000	5,219
7.125% due 07/01/2028	11,500	11,831
8.250% due 03/01/2027	12,500	13,016

Community Health Systems, Inc.
6.250% due 03/31/2023	30,000	29,362
6.625% due 02/15/2025	10,000	9,698
8.000% due 03/15/2026	10,000	9,829
8.625% due 01/15/2024	12,000	11,962

Comstock Resources, Inc.
7.500% due 05/15/2025	12,000	11,490
9.750% due 08/15/2026	7,000	7,206

Connect Finco SARL
6.750% due 10/01/2026	12,000	12,056

Constellium SE
5.625% due 06/15/2028	3,000	3,062
5.750% due 05/15/2024	5,000	5,106
5.875% due 02/15/2026	12,500	12,849

Continental Resources, Inc.
3.800% due 06/01/2024	10,250	9,529
4.375% due 01/15/2028	22,250	19,276
4.500% due 04/15/2023	7,000	6,687
4.900% due 06/01/2044	10,000	7,579

Cooper-Standard Automotive, Inc.
5.625% due 11/15/2026	15,000	10,538

Core & Main Holdings LP (8.625% Cash or 9.375% PIK)
8.625% due 09/15/2024 (b)	5,500	5,558

Core & Main LP
6.125% due 08/15/2025	49,150	49,877

Cornerstone Building Brands, Inc.
6.125% due 01/15/2029	12,000	12,157
8.000% due 04/15/2026	36,550	38,469

Coty, Inc.
6.500% due 04/15/2026	15,000	11,812

Crown Americas LLC
4.250% due 09/30/2026	8,050	8,367
4.500% due 01/15/2023	11,250	11,700
4.750% due 02/01/2026	7,000	7,287

CSC Holdings LLC
3.375% due 02/15/2031	14,750	14,300
4.125% due 12/01/2030	10,000	10,203
4.625% due 12/01/2030	16,000	16,098
5.250% due 06/01/2024	14,000	15,041
5.375% due 02/01/2028	5,000	5,294
5.500% due 05/15/2026	10,000	10,413
5.500% due 04/15/2027	12,000	12,643
5.750% due 01/15/2030	25,000	26,599
5.875% due 09/15/2022	6,000	6,356
6.500% due 02/01/2029	12,000	13,402
6.750% due 11/15/2021	12,000	12,599

DaVita, Inc.
3.750% due 02/15/2031	22,500	21,736

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.625% due 06/01/2030	$21,000	$21,568

DCP Midstream Operating LP
5.125% due 05/15/2029	12,750	12,580
5.375% due 07/15/2025	15,000	15,504
5.625% due 07/15/2027	4,350	4,454

Dell International LLC
5.875% due 06/15/2021	5,159	5,175
7.125% due 06/15/2024	7,750	8,070

Dell, Inc.
5.400% due 09/10/2040	4,950	5,244
6.500% due 04/15/2038	3,225	3,742
7.100% due 04/15/2028	2,405	2,937

Diamond Offshore Drilling, Inc.
7.875% due 08/15/2025 ^(c)	4,000	381

Diamond Resorts International, Inc.
7.750% due 09/01/2023	10,000	9,631

Diamond Sports Group LLC
5.375% due 08/15/2026	18,000	12,778
6.625% due 08/15/2027	10,000	5,213

DISH DBS Corp.
5.000% due 03/15/2023	15,000	15,319
5.875% due 07/15/2022	20,500	21,340
5.875% due 11/15/2024	15,000	15,469
6.750% due 06/01/2021	12,500	12,825
7.750% due 07/01/2026 (i)	12,250	13,483

DKT Finance ApS
9.375% due 06/17/2023	7,875	8,151

DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	4,159	4,179

Dun & Bradstreet Corp.
6.875% due 08/15/2026	7,343	7,901
10.250% due 02/15/2027	3,600	4,085

Edgewell Personal Care Co.
4.700% due 05/24/2022	750	775
5.500% due 06/01/2028	10,000	10,536

Elanco Animal Health, Inc.
4.912% due 08/27/2021	6,985	7,186
5.272% due 08/28/2023	11,416	12,251
5.900% due 08/28/2028	10,000	11,587

Element Solutions, Inc.
3.875% due 09/01/2028	12,000	11,797

EMC Corp.
3.375% due 06/01/2023	5,000	5,157

Encompass Health Corp.
4.500% due 02/01/2028	5,000	5,033
4.750% due 02/01/2030	5,000	5,081

Endo Dac
6.000% due 06/30/2028	13,833	10,181
9.500% due 07/31/2027	10,265	10,746

Energizer Holdings, Inc.
4.375% due 03/31/2029	11,500	11,644
4.750% due 06/15/2028	10,000	10,362

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.375% due 07/15/2026	$14,350	$15,438
7.750% due 01/15/2027	5,000	5,472

EnLink Midstream LLC
5.375% due 06/01/2029	2,500	2,031

EnLink Midstream Partners LP
4.150% due 06/01/2025	12,625	10,902
4.400% due 04/01/2024	2,500	2,258
4.850% due 07/15/2026	3,000	2,599
5.450% due 06/01/2047	6,125	3,855

Entercom Media Corp.
6.500% due 05/01/2027	4,000	3,494
7.250% due 11/01/2024	10,000	8,381

EQM Midstream Partners LP
4.000% due 08/01/2024	17,000	16,674
4.125% due 12/01/2026	4,000	3,808
4.750% due 07/15/2023	11,610	11,616
5.500% due 07/15/2028	5,000	5,046
6.000% due 07/01/2025	2,500	2,581
6.500% due 07/01/2027	6,000	6,369
6.500% due 07/15/2048	5,000	4,717

EQT Corp.
3.000% due 10/01/2022	12,500	12,263
7.875% due 02/01/2025	15,000	16,648

EW Scripps Co.
5.125% due 05/15/2025	10,000	9,800

FAGE International S.A.
5.625% due 08/15/2026	6,000	5,781

Fairstone Financial, Inc.
7.875% due 07/15/2024	10,000	10,280

Flex Acquisition Co., Inc.
6.875% due 01/15/2025	10,000	10,025
7.875% due 07/15/2026	20,000	20,250

Freeport-McMoRan, Inc.
4.125% due 03/01/2028	10,250	10,397
4.375% due 08/01/2028	5,000	5,179
4.550% due 11/14/2024	4,000	4,281
4.625% due 08/01/2030	4,000	4,213
5.000% due 09/01/2027	10,000	10,470
5.250% due 09/01/2029	10,000	10,742
5.400% due 11/14/2034	26,500	29,365

Frontdoor, Inc.
6.750% due 08/15/2026	5,000	5,343

Gap, Inc.
8.375% due 05/15/2023	2,250	2,490
8.625% due 05/15/2025	10,000	10,969
8.875% due 05/15/2027	15,000	17,081

Garda World Security Corp.
4.625% due 02/15/2027	12,000	12,090

Gartner, Inc.
3.750% due 10/01/2030	7,000	7,094
4.500% due 07/01/2028	9,100	9,545

GCP Applied Technologies, Inc.
5.500% due 04/15/2026	15,750	16,121

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

GFL Environmental, Inc.
4.250% due 06/01/2025	$6,000	$6,071
7.000% due 06/01/2026	1,000	1,056

Global Medical Response, Inc.
6.500% due 10/01/2025 (a)	18,750	18,635

goeasy Ltd.
5.375% due 12/01/2024	7,500	7,609

Graphic Packaging International LLC
3.500% due 03/15/2028	7,000	7,017
3.500% due 03/01/2029	6,500	6,553
4.125% due 08/15/2024	5,000	5,256
4.875% due 11/15/2022	5,000	5,211

Gray Television, Inc.
5.125% due 10/15/2024	5,000	5,109
5.875% due 07/15/2026	2,500	2,598

Griffon Corp.
5.750% due 03/01/2028	14,000	14,647

Grinding Media, Inc.
7.375% due 12/15/2023	5,000	5,075

H-Food Holdings LLC
8.500% due 06/01/2026	18,000	17,658

Hanesbrands, Inc.
4.625% due 05/15/2024	8,000	8,339
4.875% due 05/15/2026	12,500	13,367
5.375% due 05/15/2025	6,000	6,368

Harsco Corp.
5.750% due 07/31/2027	5,875	5,967

Harvest Midstream LP
7.500% due 09/01/2028	10,250	10,224

HCA, Inc.
3.500% due 09/01/2030	23,375	23,848
5.375% due 02/01/2025	10,000	10,965
5.625% due 09/01/2028	10,600	12,145
5.875% due 05/01/2023	15,000	16,350
5.875% due 02/01/2029	10,000	11,667
8.360% due 04/15/2024	3,000	3,548

Herc Holdings, Inc.
5.500% due 07/15/2027	5,000	5,183

Hill-Rom Holdings, Inc.
4.375% due 09/15/2027	8,000	8,303
5.000% due 02/15/2025	4,000	4,143

Hilton Domestic Operating Co., Inc.
4.875% due 01/15/2030	10,000	10,322
5.125% due 05/01/2026	9,750	10,041
5.375% due 05/01/2025	4,250	4,419
5.750% due 05/01/2028	5,250	5,562

Hilton Worldwide Finance LLC
4.625% due 04/01/2025	5,000	5,043
4.875% due 04/01/2027	7,250	7,379

Hologic, Inc.
3.250% due 02/15/2029	6,625	6,679

28	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Howmet Aerospace, Inc.
5.125% due 10/01/2024	$15,000	$15,825
5.900% due 02/01/2027	5,000	5,403
5.950% due 02/01/2037	10,000	10,748

Hughes Satellite Systems Corp.
7.625% due 06/15/2021	10,000	10,388

IAA, Inc.
5.500% due 06/15/2027	2,500	2,608

iHeartCommunications, Inc.
4.750% due 01/15/2028	5,000	4,721
5.250% due 08/15/2027	15,000	14,650

IHO Verwaltungs GmbH (4.750% Cash or 5.500% PIK)
4.750% due 09/15/2026 (b)	15,000	15,231

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)	5,000	5,290

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)	5,500	5,877

Indigo Natural Resources LLC
6.875% due 02/15/2026	11,625	11,343

INEOS Group Holdings S.A.
5.625% due 08/01/2024	7,000	7,093

Innophos Holdings, Inc.
9.375% due 02/15/2028	6,000	6,401

Installed Building Products, Inc.
5.750% due 02/01/2028	7,500	7,920

Intelligent Packaging Ltd. Finco, Inc.
6.000% due 09/15/2028	2,375	2,413

Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(c)	10,000	6,300
8.000% due 02/15/2024	15,000	15,250

International Game Technology PLC
5.250% due 01/15/2029	7,000	7,090
6.250% due 02/15/2022	5,745	5,878
6.250% due 01/15/2027	3,000	3,219
6.500% due 02/15/2025	15,000	16,038

IQVIA, Inc.
5.000% due 10/15/2026	20,000	20,937
5.000% due 05/15/2027	10,000	10,505

IRB Holding Corp.
7.000% due 06/15/2025	14,500	15,486

Jagged Peak Energy LLC
5.875% due 05/01/2026	15,125	15,094

Jaguar Holding Co.
4.625% due 06/15/2025	10,000	10,316
5.000% due 06/15/2028	10,000	10,450

JELD-WEN, Inc.
4.625% due 12/15/2025	14,250	14,373
4.875% due 12/15/2027	15,250	15,603
6.250% due 05/15/2025	5,500	5,885

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaiser Aluminum Corp.
4.625% due 03/01/2028	$8,000	$7,474
6.500% due 05/01/2025	9,250	9,564

KAR Auction Services, Inc.
5.125% due 06/01/2025	10,000	10,012

KFC Holding Co.
4.750% due 06/01/2027	8,000	8,418
5.250% due 06/01/2026	14,950	15,570

Kraft Heinz Foods Co.
3.875% due 05/15/2027	7,250	7,738
4.250% due 03/01/2031	10,000	10,991
4.375% due 06/01/2046	11,000	11,326
4.625% due 01/30/2029	1,000	1,114
4.875% due 10/01/2049	5,000	5,283
5.000% due 07/15/2035	9,000	10,376
5.000% due 06/04/2042	36,475	39,949
5.200% due 07/15/2045	37,000	40,491
5.500% due 06/01/2050	10,000	11,482
6.875% due 01/26/2039	1,134	1,520

L Brands, Inc.
6.625% due 10/01/2030	9,250	9,435
6.875% due 07/01/2025	7,000	7,571
6.875% due 11/01/2035	20,000	19,744

LABL Escrow Issuer LLC
6.750% due 07/15/2026	14,125	14,928

Lamar Media Corp.
3.750% due 02/15/2028	5,565	5,548
4.875% due 01/15/2029	5,000	5,213

Lamb Weston Holdings, Inc.
4.625% due 11/01/2024	4,000	4,180
4.875% due 11/01/2026	10,750	11,227
4.875% due 05/15/2028	10,000	10,819

Lennar Corp.
4.750% due 11/29/2027	5,000	5,715
5.000% due 06/15/2027	15,000	16,837
5.250% due 06/01/2026	10,000	11,211
5.375% due 10/01/2022	9,500	10,056

Level 3 Financing, Inc.
3.625% due 01/15/2029	5,000	4,947
4.250% due 07/01/2028	9,250	9,401
5.250% due 03/15/2026	15,000	15,558
5.375% due 01/15/2024	6,000	6,077
5.375% due 05/01/2025	10,000	10,320

Levi Strauss & Co.
5.000% due 05/01/2025	10,000	10,250

LifePoint Health, Inc.
4.375% due 02/15/2027	10,000	10,038
6.750% due 04/15/2025	4,000	4,220

Live Nation Entertainment, Inc.
4.750% due 10/15/2027	3,000	2,814
4.875% due 11/01/2024	10,450	10,130
6.500% due 05/15/2027	10,750	11,616

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Logan Merger Sub, Inc.
5.500% due 09/01/2027	$10,000	$10,169

Magnolia Oil & Gas Operating LLC
6.000% due 08/01/2026	10,000	9,900

Manitowoc Co., Inc.
9.000% due 04/01/2026	2,600	2,691

Marriott Ownership Resorts, Inc.
4.750% due 01/15/2028	7,000	6,657
6.125% due 09/15/2025	2,450	2,567
6.500% due 09/15/2026	7,500	7,713

Masonite International Corp.
5.375% due 02/01/2028	12,000	12,839

Matador Resources Co.
5.875% due 09/15/2026	10,000	8,378

Match Group Holdings LLC
4.625% due 06/01/2028	15,000	15,478

Mattel, Inc.
5.875% due 12/15/2027	8,000	8,625
6.750% due 12/31/2025	5,000	5,280

Matthews International Corp.
5.250% due 12/01/2025	10,000	9,486

Mauser Packaging Solutions Holding Co.
5.500% due 04/15/2024	24,000	24,120

MDC Holdings, Inc.
6.000% due 01/15/2043	9,000	10,907

MEG Energy Corp.
7.000% due 03/31/2024	4,575	4,266
7.125% due 02/01/2027	17,125	15,401

MGM Resorts International
4.625% due 09/01/2026	10,428	10,395
5.500% due 04/15/2027	3,347	3,502
5.750% due 06/15/2025	5,087	5,345
6.000% due 03/15/2023	9,000	9,354
7.750% due 03/15/2022	20,000	21,118

Moog, Inc.
4.250% due 12/15/2027	18,850	19,299

Motion Bondco DAC
6.625% due 11/15/2027 (i)	8,500	7,401

MPH Acquisition Holdings LLC
7.125% due 06/01/2024	16,000	16,460

MSCI, Inc.
3.625% due 09/01/2030	4,000	4,110
3.875% due 02/15/2031	9,250	9,652
4.000% due 11/15/2029	10,000	10,517
5.375% due 05/15/2027	4,000	4,280

Murphy Oil Corp.
5.750% due 08/15/2025	5,000	4,375

Murphy Oil USA, Inc.
4.750% due 09/15/2029	7,125	7,605

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nabors Industries Ltd.
7.250% due 01/15/2026		$4,000	$1,985

Nabors Industries, Inc.
5.750% due 02/01/2025		7,000	2,388

NCL Corp. Ltd.
10.250% due 02/01/2026		5,000	5,225

NCR Corp.
5.000% due 10/01/2028		7,000	7,004
5.250% due 10/01/2030		5,500	5,510
5.750% due 09/01/2027		4,000	4,191
8.125% due 04/15/2025		3,000	3,321

Netflix, Inc.
3.625% due 06/15/2030	EUR	4,000	5,098
4.375% due 11/15/2026		$20,000	21,819
4.875% due 04/15/2028		12,500	13,989
4.875% due 06/15/2030		7,500	8,564
5.375% due 11/15/2029		7,000	8,259
5.500% due 02/15/2022		1,000	1,050
5.875% due 11/15/2028		5,000	5,975
6.375% due 05/15/2029		5,000	6,156

Newell Brands, Inc.
4.875% due 06/01/2025		12,000	12,960

Nexstar Broadcasting, Inc.
4.750% due 11/01/2028		10,000	10,225
5.625% due 07/15/2027		15,000	15,758

NextEra Energy Operating Partners LP
4.250% due 07/15/2024		4,250	4,439
4.250% due 09/15/2024		1,000	1,044
4.500% due 09/15/2027		11,500	12,391

Nielsen Co. Luxembourg SARL
5.000% due 02/01/2025 (i)		15,000	15,272

Nielsen Finance LLC
5.000% due 04/15/2022		18,500	18,565
5.625% due 10/01/2028		7,200	7,416
5.875% due 10/01/2030		10,000	10,369

Noble Holding International Ltd.
7.875% due 02/01/2026 ^(c)		12,000	2,940

Nordstrom, Inc.
8.750% due 05/15/2025		3,000	3,289

Nouryon Holding BV
6.500% due 10/01/2026	EUR	18,000	21,904
8.000% due 10/01/2026 (i)		$26,750	28,399

Novasep Holding S.A.S.
8.000% due 05/31/2022	EUR	6,118	6,707

Novelis Corp.
4.750% due 01/30/2030		$24,000	23,472
5.875% due 09/30/2026		24,125	24,819

Nufarm Australia Ltd.
5.750% due 04/30/2026		10,000	10,237

NuStar Logistics LP
5.750% due 10/01/2025		9,000	9,318
6.375% due 10/01/2030		7,500	7,800

30	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~	$50,575	$45,040
2.700% due 08/15/2022	4,570	4,278
2.700% due 02/15/2023	5,000	4,588
2.900% due 08/15/2024	12,750	10,841
3.125% due 02/15/2022	10,000	9,489
3.200% due 08/15/2026	2,990	2,377
3.400% due 04/15/2026	7,500	6,000
3.500% due 06/15/2025	10,000	8,319
4.300% due 08/15/2039	10,000	6,975
4.400% due 04/15/2046	5,000	3,576
4.400% due 08/15/2049	10,000	7,028
4.625% due 06/15/2045	11,110	8,056
5.550% due 03/15/2026	11,535	10,466
5.875% due 09/01/2025	8,000	7,347
6.375% due 09/01/2028	6,500	6,029
6.450% due 09/15/2036	12,500	10,649
6.600% due 03/15/2046	12,500	10,815
6.625% due 09/01/2030	11,750	10,861
6.950% due 07/01/2024	1,000	972
7.500% due 05/01/2031	5,000	4,763
8.000% due 07/15/2025	4,500	4,536
8.875% due 07/15/2030	11,975	12,357

ON Semiconductor Corp.
3.875% due 09/01/2028	11,000	11,175

Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028	32,000	33,340
7.375% due 06/01/2025	10,000	10,169

Outfront Media Capital LLC
4.625% due 03/15/2030	5,000	4,806
5.000% due 08/15/2027	15,000	14,650
6.250% due 06/15/2025	7,500	7,739

Owens-Brockway Glass Container, Inc.
6.625% due 05/13/2027	8,000	8,680

Pactiv LLC
7.950% due 12/15/2025	10,972	11,999

Par Pharmaceutical, Inc.
7.500% due 04/01/2027	23,218	24,355

Park-Ohio Industries, Inc.
6.625% due 04/15/2027	10,000	9,225

PDC Energy, Inc.
5.750% due 05/15/2026	13,500	12,622
6.125% due 09/15/2024	5,750	5,491

Performance Food Group, Inc.
5.500% due 06/01/2024	7,000	7,018
5.500% due 10/15/2027	12,000	12,382
6.875% due 05/01/2025	3,500	3,743

PetSmart, Inc.
5.875% due 06/01/2025	11,254	11,548
7.125% due 03/15/2023	30,000	30,300

PGT Escrow Issuer, Inc.
6.750% due 08/01/2026	11,500	12,288

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Picasso Finance Sub, Inc.
6.125% due 06/15/2025	$5,000	$5,393

Pilgrim’s Pride Corp.
5.750% due 03/15/2025	15,000	15,300
5.875% due 09/30/2027	5,000	5,169

PM General Purchaser LLC
9.500% due 10/01/2028 (a)	14,500	15,067

Post Holdings, Inc.
4.625% due 04/15/2030	20,350	20,960
5.000% due 08/15/2026	25,000	25,668
5.500% due 12/15/2029	9,750	10,445
5.625% due 01/15/2028	15,000	15,914
5.750% due 03/01/2027	20,000	21,081

PQ Corp.
5.750% due 12/15/2025	3,750	3,871

Precision Drilling Corp.
7.750% due 12/15/2023	7,000	5,342

Presidio Holdings, Inc.
4.875% due 02/01/2027	3,000	3,046

Prestige Brands, Inc.
5.125% due 01/15/2028	5,125	5,304
6.375% due 03/01/2024	4,250	4,364

Prime Security Services Borrower LLC
3.375% due 08/31/2027	10,000	9,631
5.250% due 04/15/2024	12,000	12,592
5.750% due 04/15/2026	11,125	11,921
6.250% due 01/15/2028	14,000	14,195

PulteGroup, Inc.
5.000% due 01/15/2027	5,000	5,666
5.500% due 03/01/2026	5,000	5,715

Qorvo, Inc.
3.375% due 04/01/2031	10,000	10,190
4.375% due 10/15/2029	20,000	21,284
5.500% due 07/15/2026	11,000	11,685

QualityTech LP
3.875% due 10/01/2028 (a)	8,200	8,244

Qualitytech LP
4.750% due 11/15/2025	15,000	15,613

Radiate Holdco LLC
4.500% due 09/15/2026	15,000	15,053
6.500% due 09/15/2028	13,500	13,876

Range Resources Corp.
4.875% due 05/15/2025 (i)	3,000	2,715
5.000% due 03/15/2023 (i)	2,242	2,134
9.250% due 02/01/2026	3,500	3,602

Rattler Midstream LP
5.625% due 07/15/2025	4,575	4,620

RBS Global, Inc.
4.875% due 12/15/2025	20,000	20,325

Refinitiv U.S. Holdings, Inc.
6.250% due 05/15/2026	21,375	22,858

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO High Yield Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.875% due 11/15/2026	EUR	8,250	$10,486
8.250% due 11/15/2026		$21,125	23,185

Revlon Consumer Products Corp.
6.250% due 08/01/2024		7,050	1,040

Reynolds Group Issuer, Inc.
4.000% due 10/15/2027 (a)		26,575	26,780
5.125% due 07/15/2023		13,250	13,422
7.000% due 07/15/2024		4,063	4,136

Rockies Express Pipeline LLC
3.600% due 05/15/2025		3,200	3,145
4.800% due 05/15/2030		6,000	5,905
4.950% due 07/15/2029		10,950	10,663
6.875% due 04/15/2040		5,000	5,229

Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		6,000	6,368

Sabre GLBL, Inc.
5.250% due 11/15/2023		12,250	12,005
7.375% due 09/01/2025		7,250	7,333
9.250% due 04/15/2025		6,500	7,166

Scientific Games International, Inc.
5.000% due 10/15/2025		5,000	5,041
7.000% due 05/15/2028		7,000	7,029

Scotts Miracle-Gro Co.
5.250% due 12/15/2026		10,000	10,698

Scripps Escrow, Inc.
5.875% due 07/15/2027		5,000	4,831

Sealed Air Corp.
4.000% due 12/01/2027		5,000	5,237
4.875% due 12/01/2022		5,000	5,227
5.125% due 12/01/2024		10,000	10,862
5.250% due 04/01/2023		4,000	4,235
6.875% due 07/15/2033		6,710	8,621

Select Medical Corp.
6.250% due 08/15/2026		20,000	20,831

Sensata Technologies BV
4.875% due 10/15/2023		10,000	10,575
5.000% due 10/01/2025		5,000	5,384

Sensata Technologies UK Financing Co. PLC
6.250% due 02/15/2026		24,000	25,185

Sensata Technologies, Inc.
3.750% due 02/15/2031		14,000	13,947
4.375% due 02/15/2030		5,000	5,263

ServiceMaster Co. LLC
7.250% due 03/01/2038		2,000	2,051

Sigma Holdco BV
5.750% due 05/15/2026	EUR	10,500	12,184
7.875% due 05/15/2026		$30,000	30,594

Signature Aviation U.S. Holdings, Inc.
5.375% due 05/01/2026		7,000	7,090

Silgan Holdings, Inc.
4.125% due 02/01/2028		14,000	14,315

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Simmons Foods, Inc.
5.750% due 11/01/2024	$12,500	$12,546
7.750% due 01/15/2024	2,500	2,628

Sinclair Television Group, Inc.
5.125% due 02/15/2027	7,000	6,511
5.500% due 03/01/2030	8,000	7,434
5.625% due 08/01/2024	10,000	9,969
5.875% due 03/15/2026	3,000	2,966

Sirius XM Radio, Inc.
4.125% due 07/01/2030	15,000	15,391
5.000% due 08/01/2027	5,000	5,230

Southwestern Energy Co.
6.450% due 01/23/2025	2,000	1,946
7.500% due 04/01/2026	12,000	11,760
7.750% due 10/01/2027 (i)	4,000	3,890

Spectrum Brands, Inc.
5.000% due 10/01/2029	10,000	10,400
5.750% due 07/15/2025	11,000	11,368
6.125% due 12/15/2024	8,000	8,245

Speedway Motorsports LLC
4.875% due 11/01/2027	12,500	12,027

Spirit AeroSystems, Inc.
5.500% due 01/15/2025 (a)	5,250	5,303
7.500% due 04/15/2025	10,200	10,347

SPX FLOW, Inc.
5.875% due 08/15/2026	20,000	20,862

Standard Industries, Inc.
3.375% due 01/15/2031	25,250	24,969
4.375% due 07/15/2030	15,500	15,915
4.750% due 01/15/2028	15,000	15,600
5.000% due 02/15/2027	14,875	15,513

Staples, Inc.
7.500% due 04/15/2026	23,500	21,694
10.750% due 04/15/2027	7,000	5,622

Station Casinos LLC
4.500% due 02/15/2028	8,000	7,415
5.000% due 10/01/2025	9,500	9,362

Stevens Holding Co., Inc.
6.125% due 10/01/2026	15,000	16,103

Sunoco LP
4.875% due 01/15/2023	5,000	5,043
5.500% due 02/15/2026	5,125	5,137
5.875% due 03/15/2028	5,000	5,130

Switch Ltd.
3.750% due 09/15/2028	12,000	12,150

T-Mobile USA, Inc.
4.000% due 04/15/2022	1,000	1,033
4.375% due 04/15/2040	3,000	3,520
4.500% due 02/01/2026	10,000	10,323
4.500% due 04/15/2050	3,400	4,093
4.750% due 02/01/2028	8,250	8,836
6.500% due 01/15/2026	17,000	17,786

32	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Team Health Holdings, Inc.
6.375% due 02/01/2025	$14,000	$9,660

TEGNA, Inc.
4.625% due 03/15/2028	10,000	9,803
4.750% due 03/15/2026	5,000	5,119
4.875% due 09/15/2021	4,750	4,757
5.000% due 09/15/2029	17,000	16,803
5.500% due 09/15/2024	8,250	8,415

Teine Energy Ltd.
6.875% due 09/30/2022	7,000	6,902

Teleflex, Inc.
4.250% due 06/01/2028	15,000	15,544
4.875% due 06/01/2026	6,250	6,475

Telenet Finance Luxembourg Notes SARL
5.500% due 03/01/2028	11,200	11,802

Telesat Canada
4.875% due 06/01/2027	1,000	1,007
6.500% due 10/15/2027	3,000	3,026

Tempo Acquisition LLC
5.750% due 06/01/2025	7,500	7,884
6.750% due 06/01/2025	20,000	20,450

Tempur Sealy International, Inc.
5.500% due 06/15/2026	3,000	3,121
5.625% due 10/15/2023	10,000	10,139

Tenet Healthcare Corp.
4.625% due 07/15/2024	10,000	10,035
4.625% due 09/01/2024	9,375	9,460
4.625% due 06/15/2028	10,000	10,103
4.875% due 01/01/2026	4,625	4,700
5.125% due 05/01/2025	19,000	19,043
5.125% due 11/01/2027	5,000	5,156
6.125% due 10/01/2028	27,500	26,830
6.250% due 02/01/2027	7,250	7,494
6.750% due 06/15/2023	24,000	25,224
6.875% due 11/15/2031	500	492
7.500% due 04/01/2025	10,000	10,789
8.125% due 04/01/2022	30,000	33,372

Tennant Co.
5.625% due 05/01/2025	10,000	10,409

Terex Corp.
5.625% due 02/01/2025	10,125	10,049

Teva Pharmaceutical Finance Netherlands BV
2.200% due 07/21/2021	3,636	3,612
3.150% due 10/01/2026	20,000	17,687
4.100% due 10/01/2046	20,000	16,684

TransDigm, Inc.
5.500% due 11/15/2027	28,000	26,963
6.250% due 03/15/2026	17,000	17,847
6.375% due 06/15/2026	11,000	11,069
6.500% due 07/15/2024	12,500	12,499
8.000% due 12/15/2025	6,000	6,531

Transocean Guardian Ltd.
5.875% due 01/15/2024	11,369	7,390

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Transocean Pontus Ltd.
6.125% due 08/01/2025	$6,435	$5,792

Transocean, Inc.
7.250% due 11/01/2025	4,000	1,140
7.500% due 01/15/2026	2,000	450
7.500% due 04/15/2031	17,750	2,485

TreeHouse Foods, Inc.
6.000% due 02/15/2024	5,000	5,138

TripAdvisor, Inc.
7.000% due 07/15/2025	5,875	6,136

Triumph Group, Inc.
5.250% due 06/01/2022	1,500	1,234
6.250% due 09/15/2024	7,000	5,971
7.750% due 08/15/2025	7,000	4,515
8.875% due 06/01/2024	11,000	11,742

Trivium Packaging Finance BV
5.500% due 08/15/2026	10,000	10,380

Tronox, Inc.
6.500% due 05/01/2025	5,000	5,209

Twitter, Inc.
3.875% due 12/15/2027	8,000	8,367

U.S. Concrete, Inc.
5.125% due 03/01/2029	5,000	5,028
6.375% due 06/01/2024	12,000	12,397

U.S. Foods, Inc.
5.875% due 06/15/2024	15,925	16,069
6.250% due 04/15/2025	12,000	12,721

United Rentals North America, Inc.
3.875% due 02/15/2031	7,250	7,372
4.000% due 07/15/2030	12,500	12,797
4.625% due 10/15/2025	5,000	5,119
4.875% due 01/15/2028	10,000	10,513
5.500% due 05/15/2027	10,000	10,656
5.875% due 09/15/2026	5,000	5,274

Univar Solutions USA, Inc.
5.125% due 12/01/2027	12,500	12,849

Univision Communications, Inc.
5.125% due 02/15/2025	30,000	28,481
6.625% due 06/01/2027	16,250	15,905
9.500% due 05/01/2025	3,000	3,225

UPC Holding BV
5.500% due 01/15/2028	20,000	20,687

USA Compression Partners LP
6.875% due 04/01/2026	5,000	4,966
6.875% due 09/01/2027	3,500	3,477

Valvoline, Inc.
4.375% due 08/15/2025	10,000	10,306

VeriSign, Inc.
4.625% due 05/01/2023	5,000	5,035
5.250% due 04/01/2025	5,000	5,538

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Veritas US, Inc.
7.500% due 09/01/2025	$10,000	$10,325

Vertical U.S. Newco, Inc.
5.250% due 07/15/2027	12,050	12,546

ViaSat, Inc.
5.625% due 09/15/2025	10,000	9,813
5.625% due 04/15/2027	1,500	1,546
6.500% due 07/15/2028	7,000	7,021

Videotron Ltd.
5.000% due 07/15/2022	10,000	10,463

Viking Cruises Ltd.
13.000% due 05/15/2025	10,000	11,600

Virgin Media Finance PLC
5.000% due 07/15/2030	12,000	11,955

Virgin Media Secured Finance PLC
4.500% due 08/15/2030	13,000	13,370
5.500% due 08/15/2026	10,000	10,444
5.500% due 05/15/2029	10,000	10,750

Vmed O2 UK Financing PLC
4.250% due 01/31/2031	14,900	15,226

Waste Pro USA, Inc.
5.500% due 02/15/2026	5,000	5,074

WESCO Distribution, Inc.
5.375% due 12/15/2021	3,000	3,007
5.375% due 06/15/2024	10,000	10,288
7.125% due 06/15/2025	18,000	19,631
7.250% due 06/15/2028	18,000	19,747

West Street Merger Sub, Inc.
6.375% due 09/01/2025	31,500	32,202

Western Midstream Operating LP
4.100% due 02/01/2025	16,100	15,361
5.050% due 02/01/2030	20,000	19,525
5.375% due 06/01/2021	5,000	5,063
5.450% due 04/01/2044	15,000	12,853
6.250% due 02/01/2050	32,000	29,697

Williams Scotsman International, Inc.
4.625% due 08/15/2028	8,875	8,927

WMG Acquisition Corp.
3.000% due 02/15/2031	17,000	16,571
3.875% due 07/15/2030	15,000	15,492

WPX Energy, Inc.
4.500% due 01/15/2030	12,500	12,367
5.250% due 09/15/2024	1,753	1,836
5.250% due 10/15/2027	15,000	15,250
5.750% due 06/01/2026	5,000	5,184
5.875% due 06/15/2028	7,750	8,109

WR Grace & Co-Conn
4.875% due 06/15/2027	10,000	10,346
5.625% due 10/01/2024	9,000	9,595

Wyndham Destinations, Inc.
4.625% due 03/01/2030	12,500	12,084
6.625% due 07/31/2026	10,000	10,495

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Wyndham Hotels & Resorts, Inc.
4.375% due 08/15/2028	$10,000	$9,719

Wynn Las Vegas LLC
5.250% due 05/15/2027	10,000	9,394
5.500% due 03/01/2025	15,000	14,428

Wynn Macau Ltd.
5.125% due 12/15/2029	5,000	4,806

Wynn Resorts Finance LLC
5.125% due 10/01/2029	8,000	7,770

XPO Logistics, Inc.
6.250% due 05/01/2025	17,500	18,670
6.500% due 06/15/2022	9,000	9,043

Yum Brands, Inc.
3.625% due 03/15/2031	12,500	12,523

Yum! Brands, Inc.
4.750% due 01/15/2030	7,000	7,556
6.875% due 11/15/2037	5,250	6,323
7.750% due 04/01/2025	2,000	2,213

Zayo Group Holdings, Inc.
4.000% due 03/01/2027	20,000	19,711
6.125% due 03/01/2028	15,000	15,485

Ziggo Bond Co. BV
5.125% due 02/28/2030	10,950	11,113

Ziggo BV
4.875% due 01/15/2030	15,000	15,553
5.500% due 01/15/2027	21,555	22,619

		7,536,836

UTILITIES 7.2%

Antero Midstream Partners LP
5.375% due 09/15/2024	7,000	6,003
5.750% due 03/01/2027	5,000	4,150

Archrock Partners LP
6.250% due 04/01/2028	5,000	4,725

Blue Racer Midstream LLC
6.125% due 11/15/2022	15,500	15,156
6.625% due 07/15/2026	8,000	7,068

Calpine Corp.
4.500% due 02/15/2028	7,750	7,950
4.625% due 02/01/2029	3,500	3,502
5.000% due 02/01/2031	5,000	5,106
5.125% due 03/15/2028	10,000	10,364
5.250% due 06/01/2026	13,625	14,197

CenturyLink, Inc.
4.000% due 02/15/2027	6,325	6,434
5.125% due 12/15/2026	3,000	3,087
5.800% due 03/15/2022	14,000	14,516
6.450% due 06/15/2021	10,750	11,043
7.500% due 04/01/2024	10,000	11,208

Clearway Energy Operating LLC
4.750% due 03/15/2028	14,500	15,057

34	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 09/15/2026	$10,000	$10,436

Covanta Holding Corp.
5.000% due 09/01/2030	5,000	5,053
5.875% due 07/01/2025	10,000	10,374
6.000% due 01/01/2027	5,000	5,218

Crestwood Midstream Partners LP
5.625% due 05/01/2027	12,125	10,861

CrownRock LP
5.625% due 10/15/2025	20,000	18,900

Embarq Corp.
7.995% due 06/01/2036	7,500	8,895

Endeavor Energy Resources LP
5.500% due 01/30/2026	5,000	4,972
5.750% due 01/30/2028	24,000	24,165
6.625% due 07/15/2025	7,050	7,255

Frontier Communications Corp.
8.000% due 04/01/2027	20,000	19,962

Genesis Energy LP
6.000% due 05/15/2023	5,000	4,553
6.250% due 05/15/2026	5,000	4,181
6.500% due 10/01/2025	2,000	1,719
7.750% due 02/01/2028	2,000	1,740

Jonah Energy LLC
7.250% due 10/15/2025	3,090	359

NGL Energy Partners LP
6.125% due 03/01/2025	5,000	2,993
7.500% due 11/01/2023	3,000	2,006
7.500% due 04/15/2026	5,000	3,110

NRG Energy, Inc.
5.250% due 06/15/2029	7,500	8,174
6.625% due 01/15/2027	14,250	15,090

NSG Holdings LLC
7.750% due 12/15/2025	16,899	17,975

Pacific Gas & Electric Co.
2.500% due 02/01/2031	3,000	2,865
3.300% due 08/01/2040	1,800	1,652
3.500% due 08/01/2050	3,600	3,263

Parsley Energy LLC
4.125% due 02/15/2028	12,000	11,309
5.250% due 08/15/2025	5,000	4,963
5.375% due 01/15/2025	10,250	10,250
5.625% due 10/15/2027	12,875	12,835

PBF Holding Co. LLC
9.250% due 05/15/2025	7,000	7,185

PG&E Corp.
5.000% due 07/01/2028	5,000	4,857
5.250% due 07/01/2030	10,000	9,687

Sprint Capital Corp.
6.875% due 11/15/2028	14,000	17,461
8.750% due 03/15/2032	25,000	36,620

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sprint Communications, Inc.
6.000% due 11/15/2022	$10,000	$10,787

Sprint Corp.
7.125% due 06/15/2024	20,000	23,037
7.250% due 09/15/2021	11,000	11,522
7.625% due 02/15/2025	25,000	29,297
7.875% due 09/15/2023	45,000	51,643

Talen Energy Supply LLC
6.500% due 06/01/2025	10,000	6,574
6.625% due 01/15/2028	3,000	2,915
7.250% due 05/15/2027	7,125	7,113
7.625% due 06/01/2028	5,000	5,009

Tallgrass Energy Partners LP
5.500% due 09/15/2024	2,000	1,885
5.500% due 01/15/2028	10,000	9,029
7.500% due 10/01/2025	4,250	4,275

Targa Resources Partners LP
4.250% due 11/15/2023	10,000	9,926
4.875% due 02/01/2031	12,500	12,129
5.000% due 01/15/2028	12,000	11,730
5.250% due 05/01/2023	6,150	6,152
5.500% due 03/01/2030	12,500	12,449
5.875% due 04/15/2026	15,000	15,429
6.500% due 07/15/2027	7,000	7,315
6.875% due 01/15/2029	10,000	10,753

Telecom Italia Capital S.A.
6.375% due 11/15/2033	10,000	11,877
7.200% due 07/18/2036	5,000	6,322

Telecom Italia SpA
5.303% due 05/30/2024	10,000	10,874

TerraForm Power Operating LLC
4.250% due 01/31/2023	10,000	10,273
4.750% due 01/15/2030	7,500	7,985
5.000% due 01/31/2028	15,000	16,448

Transocean Poseidon Ltd.
6.875% due 02/01/2027	7,500	6,038

Transocean Proteus Ltd.
6.250% due 12/01/2024	5,525	4,924

Vistra Operations Co. LLC
5.000% due 07/31/2027	5,125	5,388
5.500% due 09/01/2026	5,000	5,225
5.625% due 02/15/2027	10,000	10,567

		795,394

Total Corporate Bonds & Notes (Cost $8,997,080)		9,181,745

U.S. TREASURY OBLIGATIONS 2.8%

U.S. Treasury Notes
2.125% due 07/31/2024	94,400	101,329
2.125% due 09/30/2024 (k)	36,500	39,283
2.500% due 01/31/2024 (k)	36,500	39,318

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO High Yield Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.625% due 03/31/2025	$110,000	$121,722

Total U.S. Treasury Obligations (Cost $286,189)		301,652

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.0%

Countrywide Alternative Loan Trust
2.876% due 10/25/2035 ^~	21	18

Countrywide Home Loan Mortgage Pass-Through Trust
3.438% due 02/20/2036 ^~	66	57

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 10/25/2021 ^	2	1

First Horizon Alternative Mortgage Securities Trust
3.041% due 10/25/2034 ~	13	13

GreenPoint Mortgage Funding Trust
0.348% due 10/25/2046 ^•	393	337
0.348% due 12/25/2046 ^•	367	335

GSR Mortgage Loan Trust
2.937% due 04/25/2035 ~	9	9

HarborView Mortgage Loan Trust
3.424% due 08/19/2036 ^~	30	30

Lehman XS Trust
0.388% due 09/25/2046 ^•	15	13

Residential Accredit Loans, Inc. Trust
4.542% due 09/25/2035 ^~	32	26

Structured Asset Mortgage Investments Trust
0.358% due 05/25/2036 •	721	666
0.406% due 07/19/2035 •	20	19

TBW Mortgage-Backed Trust
6.015% due 07/25/2037 þ	193	117

WaMu Mortgage Pass-Through Certificates Trust
0.558% due 12/25/2045 •	150	143

Total Non-Agency Mortgage-Backed Securities (Cost $1,470)		1,784

ASSET-BACKED SECURITIES 0.0%

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	298	144

NovaStar Mortgage Funding Trust
0.248% due 03/25/2037 •	65	31

Total Asset-Backed Securities (Cost $282)		175

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.2%

FINANCIALS 0.2%

Associated Materials Group, Inc «(d)(g)	3,684,112	$23,394

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(d)(g)	149,746	0
NVHL S.A. ‘B’ «(d)(g)	149,746	0
NVHL S.A. ‘C’ «(d)(g)	149,746	0
NVHL S.A. ‘D’ «(d)(g)	149,746	0
NVHL S.A. ‘E’ «(d)(g)	149,746	0
NVHL S.A. ‘F’ «(d)(g)	149,746	0
NVHL S.A. ‘G’ «(d)(g)	149,746	0
NVHL S.A. ‘H’ «(d)(g)	149,746	0
NVHL S.A. ‘I’ «(d)(g)	149,746	0
NVHL S.A. ‘J’ «(d)(g)	149,746	0

		0

INFORMATION TECHNOLOGY 0.0%
Local Insight Media Holdings, Inc. «(d)(g)	6,323	178

Total Common Stocks (Cost $28,265)		23,572

WARRANTS 0.0%

MATERIALS 0.0%

Novasep Holding SAS - Exp. 05/31/2022 «	1,944,300	0

Total Warrants (Cost $0)		0

SHORT-TERM INSTRUMENTS 0.0%

REPURCHASE AGREEMENTS (h) 0.0%
		4,041

Total Short-Term Instruments (Cost $4,041)		4,041

Total Investments in Securities (Cost $9,812,241)		10,001,951

36	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 9.4%

SHORT-TERM INSTRUMENTS 9.4%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 9.4%

PIMCO Short-Term Floating NAV Portfolio III	105,336,748	$1,038,726

Total Short-Term Instruments (Cost $1,035,435)		1,038,726

SHARES	MARKET VALUE (000S)
Total Investments in Affiliates (Cost $1,035,435)	$1,038,726

Total Investments 100.0% (Cost $10,847,676)	$11,040,677

Financial Derivative Instruments (j)(l) 0.2% (Cost or Premiums, net $(6,590))	23,111

Other Assets and Liabilities, net (0.2)%	(26,237)

Net Assets 100.0%	$11,037,551

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(f)	Contingent convertible security.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO High Yield Fund (Cont.)

(g) RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Associated Materials Group, Inc	08/24/2020	$23,394	$23,394	0.21%
Local Insight Media Holdings, Inc.	11/18/2011	0	178	0.00
NVHL S.A. ‘A’	03/09/2012	488	0	0.00
NVHL S.A. ‘B’	03/09/2012	487	0	0.00
NVHL S.A. ‘C’	03/09/2012	487	0	0.00
NVHL S.A. ‘D’	03/09/2012	487	0	0.00
NVHL S.A. ‘E’	03/09/2012	487	0	0.00
NVHL S.A. ‘F’	03/09/2012	487	0	0.00
NVHL S.A. ‘G’	03/09/2012	487	0	0.00
NVHL S.A. ‘H’	03/09/2012	487	0	0.00
NVHL S.A. ‘I’	03/09/2012	487	0	0.00
NVHL S.A. ‘J’	03/09/2012	487	0	0.00

		$28,265	$23,572	0.21%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(h) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$4,041	U.S. Treasury Notes 2.125% due 08/15/2021	$(4,122)	$4,041	$4,041

Total Repurchase Agreements						$(4,122)	$4,041	$4,041

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
BRC	(0.250)%	03/17/2020	TBD	(2)	$(761)	$(760)
	0.000	05/15/2020	TBD	(2)	(15,451)	(15,451)
	0.000	06/10/2020	TBD	(2)	(439)	(439)
	0.000	09/02/2020	TBD	(2)	(1,322)	(1,323)
JPS	(0.500)	09/29/2020	10/20/2020		(4,979)	(4,978)
	0.000	08/21/2020	10/20/2020		(5,354)	(5,354)

Total Reverse Repurchase Agreements						$(28,305)

38	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BRC	$0	$(17,973)	$0	$(17,973)	$28,243	$10,270
FICC	4,041	0	0	4,041	(4,122)	(81)
JPS	0	(10,332)	0	(10,332)	13,762	3,430

Total Borrowings and Other Financing Transactions	$4,041	$(28,305)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(10,332)	$0	$(17,973)	$(28,305)

Total Borrowings	$0	$(10,332)	$0	$(17,973)	$(28,305)

Payable for reverse repurchase agreements					$(28,305)

(i)	Securities with an aggregate market value of $43,434 and cash of $320 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(61,458) at a weighted average interest rate of 0.893%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(j) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$222,500	$(10,882)	$22,570	$11,688	$267	$0
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	216,200	5,294	5,556	10,850	231	0

Total Swap Agreements					$(5,588)	$28,126	$22,538	$498	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO High Yield Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$498	$498	$0	$0	$0	$0

(k)

Securities with an aggregate market value of $48,716 and cash of $6,426 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(l) FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
CBK	10/2020		GBP	917	$		1,232	$49	$0
HUS	10/2020		EUR	56,932			67,836	1,086	0
	11/2020	$		1,238		CHF	1,125	0	(15)
SCX	11/2020		EUR	56,932	$		66,805	11	0

Total Forward Foreign Currency Contracts								$1,146	$(15)

40	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

SWAP AGREEMENTS:

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/ Receive(1)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BRC	Receive	iBoxx USD Liquid High Yield Index	N/A	0.225% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$100,000	$(25)	$366	$341	$0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	141,300	(224)	8,485	8,261	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.225% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	100,000	(69)	(1,195)	0	(1,264)
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	50,000	(94)	3,293	3,199	0
GST	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	13,100	(33)	64	31	0
	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	161,900	(348)	5,743	5,395	0
JPM	Receive	iBoxx USD Liquid High Yield Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	145,000	(111)	3,005	2,894	0
	Receive	iBoxx USD Liquid High Yield Index		N/A0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	03/22/2021	50,000	(98)	2,723	2,625	0

Total Swap Agreements								$(1,002)	$22,484	$22,746	$(1,264)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral (received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral (Received)	Net Exposure(2)
BRC	$0	$0	$11,801	$11,801	$0	$0	$(1,264)	$(1,264)	$10,537	$(8,410)	$2,127
CBK	49	0	0	49	0	0	0	0	49	0	49
GST	0	0	5,426	5,426	0	0	0	0	5,426	(4,410)	1,016
HUS	1,086	0	0	1,086	(15)	0	0	(15)	1,071	(1,000)	71
JPM	0	0	5,519	5,519	0	0	0	0	5,519	(4,470)	1,049
SCX	11	0	0	11	0	0	0	0	11	0	11

Total Over the Counter	$1,146	$0	$22,746	$23,892	$(15)	$0	$(1,264)	$(1,279)

(1)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO High Yield Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$498	$0	$0	$0	$498

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,146	$0	$1,146
Swap Agreements	0	0	0	0	22,746	22,746

	$0	$0	$0	$1,146	$22,746	$23,892

	$0	$498	$0	$1,146	$22,746	$24,390

Financial Derivative Instruments - Liabilities
Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15	$0	$15
Swap Agreements	0	0	0	0	1,264	1,264

	$0	$0	$0	$15	$1,264	$1,279

The effect of Financial Derivative Instruments on the Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$(30,428)	$0	$0	$20	$(30,408)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,178)	$0	$(3,178)
Swap Agreements	0	0	0	0	5,447	5,447

	$0	$0	$0	$(3,178)	$5,447	$2,269

	$0	$(30,428)	$0	$(3,178)	$5,467	$(28,139)

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$54,725	$0	$0	$0	$54,725

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,568	$0	$1,568
Swap Agreements	0	0	0	0	39,447	39,447

	$0	$0	$0	$1,568	$39,447	$41,015

	$0	$54,725	$0	$1,568	$39,447	$95,740

42	PIMCO HIGH YIELD FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$481,018	$7,964	$488,982
Corporate Bonds & Notes
Banking & Finance	0	849,515	0	849,515
Industrials	0	7,536,836	0	7,536,836
Utilities	0	795,394	0	795,394
U.S. Treasury Obligations	0	301,652	0	301,652
Non-Agency Mortgage-Backed Securities	0	1,784	0	1,784
Asset-Backed Securities	0	175	0	175
Common Stocks
Financials	0	0	23,394	23,394
Information Technology	0	0	178	178
Short-Term Instruments
Repurchase Agreements	0	4,041	0	4,041

	$0	$9,970,415	$31,536	$10,001,951

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,038,726	$0	$0	$1,038,726

Total Investments	$1,038,726	$9,970,415	$31,536	$11,040,677

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	498	0	498
Over the counter	0	23,892	0	23,892

	$0	$24,390	$0	$24,390

Financial Derivative Instruments - Liabilities
Over the counter	$0	$(1,279)	$0	$(1,279)

Total Financial Derivative Instruments	$0	$23,111	$0	$23,111

Totals	$1,038,726	$9,993,526	$31,536	$11,063,788

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO High Yield Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

44	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

46	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close

48	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Notes to Financial Statements (Cont.)

gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments.

50	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central

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Notes to Financial Statements (Cont.)

Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

$723,554	$2,984,460	$(2,673,500)	$(779)	$4,991	$1,038,726	$2,760	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private

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transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statement of Operations. Unfunded loan commitments are reflected as a liability on the Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Notes to Financial Statements (Cont.)

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

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Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by the Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. The Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Line of Credit  The Fund entered into a 364-day senior unsecured revolving credit agreement with State Street Bank & Trust Company and other commercial banks to be utilized for temporary purposes to fund shareholder redemptions or for other short-term liquidity purposes. State Street Bank & Trust Company serves as both a bank and as an agent for the other banks that are parties to the agreement. The Fund pays financing charges based on a combination of a London Interbank Offered Rate-based variable rate plus a credit spread. The Fund also pays a fee of 0.15% per annum on the unused commitment amounts. As of September 30, 2020, if applicable any outstanding borrowings would be disclosed as a payable for line of credit on the Statement of Assets and Liabilities. Interest and Commitment and Upfront fees, if any, paid by the Fund are disclosed as part of the interest expense on the Statement of Operations.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Notes to Financial Statements (Cont.)

During the period, there were no borrowings on this line of credit. The maximum available commitment and related fees for the revolving credit agreement are:

Maximum Available Commitment*	Expiration Date	Commitment and Upfront Fees

$559,000,000	08/31/2021	$493,674

*	Maximum available commitment prior to renewal on September 1, 2020, for the Fund was $408,000,000. The agreement expires on August 31, 2021 unless extended or renewed.

(b) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(c) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statement of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus

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resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Notes to Financial Statements (Cont.)

net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Statement of Operations.

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For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and

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(Unaudited)

September 30, 2020

credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, the Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

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Notes to Financial Statements (Cont.)

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty, resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

62	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the

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Notes to Financial Statements (Cont.)

nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its

64	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty

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Notes to Financial Statements (Cont.)

and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty

66	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.30%	0.40%	0.50%(1)	0.30%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder

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Notes to Financial Statements (Cont.)

and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%

	Distribution and/or Servicing Fee

Administrative Class	0.25%

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The

68	PIMCO HIGH YIELD FUND

(Unaudited)

September 30, 2020

Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2020, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $4,136.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$334,938	$28,458

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

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Notes to Financial Statements (Cont.)

under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$0	$101,726	$3,397,001	$804,342

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	599,153	$5,045,833	373,711	$3,239,840

I-2	23,906	201,617	24,035	212,355

I-3	2,709	22,895	1,873	16,622

Administrative Class	14,324	124,077	16,473	145,598

Class A	11,868	101,432	18,391	162,966

Class C	831	7,062	957	8,468

Class R	1,307	11,149	1,244	11,005

Issued as reinvestment of distributions

Institutional Class	20,495	176,280	32,611	287,732

I-2	889	7,633	1,727	15,236

I-3	43	374	25	223

Administrative Class	836	7,182	2,288	20,219

Class A	1,462	12,541	3,446	30,409

Class C	115	987	335	2,958

Class R	76	656	155	1,371

70	PIMCO HIGH YIELD FUND

(Unaudited)

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	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount

Cost of shares redeemed

Institutional Class	(292,411)	$(2,485,339)	(401,885)	$(3,494,333)

I-2	(18,229)	(154,369)	(26,196)	(230,313)

I-3	(1,592)	(13,514)	(1,217)	(10,741)

Administrative Class	(16,271)	(139,867)	(34,510)	(305,047)

Class A	(11,896)	(101,291)	(29,761)	(260,364)

Class C	(2,638)	(22,656)	(5,358)	(47,152)

Class R	(676)	(5,747)	(1,512)	(13,212)

Net increase (decrease) resulting from Fund share transactions	334,301	$2,796,935	(23,168)	$(206,160)

†	A zero balance may reflect actual amounts rounding to less than one thousand.

14. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

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Notes to Financial Statements (Cont.)

(Unaudited)

September 30, 2020

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$0	$75,835

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$10,846,867	$431,392	$(192,431)	$238,961

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

72	PIMCO HIGH YIELD FUND

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BRC	Barclays Bank PLC	GST	Goldman Sachs International
JPS	J.P. Morgan Securities LLC	SCX	Standard Chartered Bank, London
CBK	Citibank N.A.	HUS	HSBC Bank USA N.A.
FICC	Fixed Income Clearing Corporation	JPM	JP Morgan Chase Bank N.A.

Currency Abbreviations:
CHF	Swiss Franc	GBP	British Pound
EUR	Euro	USD (or $)	United States Dollar

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	LIBOR03M	3 Month USD-LIBOR
US0003M	3 Month USD Swap Rate

Other Abbreviations:
DAC	Designated Activity Company	LIBOR	London Interbank Offered Rate
TBD	To-Be-Determined	TBA	To-Be-Announced
PIK	Payment-in-Kind

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

74	PIMCO HIGH YIELD FUND

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

76	PIMCO HIGH YIELD FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

78	PIMCO HIGH YIELD FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

80	PIMCO HIGH YIELD FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

82	PIMCO HIGH YIELD FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4020SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

PIMCO Income Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

* This report includes a summary Schedule of Investments. A complete Schedule of Investments for the PIMCO Income Fund may be obtained, without charge, upon request, by contacting a PIMCO Funds representative at (888) 87-PIMCO and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion

2	PIMCO INCOME FUND

spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Chairman’s Letter (Cont.)

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

4	PIMCO INCOME FUND

Important Information About the PIMCO Income Fund

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Income Fund (the “Fund”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by the Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Fund may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact the Fund’s performance or cause the Fund to incur losses. As a result, the Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Fund may be subject to various risks as described in the Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for the Fund’s compliance calculations, including those used in the Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. The Fund is separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the PIMCO Income Fund (Cont.)

disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Fund’s performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Fund’s service providers and disrupt the Fund’s operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Fund may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by the Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to the Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On the Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative

6	PIMCO INCOME FUND

Class shares is $1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. The Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that the Fund, even if the Fund has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) the Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) the Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in the Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Fund or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of the Fund and its respective share classes along with the Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R	Diversification Status
PIMCO Income Fund	03/30/07	03/30/07	04/30/08	04/27/18	03/30/07	03/30/07	03/30/07	03/30/07	Diversified

An investment in the Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Fund. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither this Fund’s prospectus nor summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or the Fund creates a contract between or among any shareholder of the Fund, on the one hand, and the Trust, the Fund, a service provider to the Trust or the Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to the Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or the Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to the Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

Important Information About the PIMCO Income Fund (Cont.)

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Fund. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of the Fund, and information about how the Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Fund’s website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Fund files portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Fund’s complete schedule of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Fund to fulfill its obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Fund is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Fund to use derivatives and reverse repurchase agreements and similar financing transactions as part of its investment strategies and may increase the cost of the Fund’s investments and cost of doing business, which could adversely affect investors.

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Income Fund

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (03/30/07)
PIMCO Income Fund Institutional Class	9.68%	3.84%	5.49%	7.03%	7.87%
PIMCO Income Fund I-2	9.63%	3.74%	5.38%	6.93%	7.76%
PIMCO Income Fund I-3	9.60%	3.69%	5.30%	6.81%	7.65%
PIMCO Income Fund Administrative Class	9.55%	3.58%	5.23%	6.78%	7.61%
PIMCO Income Fund Class A	9.47%	3.43%	5.07%	6.61%	7.43%
PIMCO Income Fund Class A (adjusted)	5.34%	(0.49)%	4.27%	6.20%	7.12%
PIMCO Income Fund Class C	9.06%	2.66%	4.29%	5.87%	6.66%
PIMCO Income Fund Class C (adjusted)	8.06%	1.68%	4.29%	5.87%	6.66%
PIMCO Income Fund Class R	9.33%	3.17%	4.81%	6.36%	7.17%
Bloomberg Barclays U.S. Aggregate Index	3.53%	6.98%	4.18%	3.64%	4.50%
Lipper Multi-Sector Income Funds Average	11.39%	2.80%	4.43%	4.35%	4.99%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 03/31/2007.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 1.09% for Institutional Class shares, 1.19% for I-2 shares, 1.29% for I-3 shares, 1.34% for Administrative Class shares, 1.49% for Class A shares, 2.24% for Class C shares and 1.74% for Class R shares. Details regarding any changes in the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	PIMCO INCOME FUND

Institutional Class - PIMIX	I-2 - PONPX	I-3 - PIPNX	Administrative Class - PIINX
Class A - PONAX	Class C - PONCX	Class R - PONRX

Allocation Breakdown as of September 30, 2020†§

U.S. Government Agencies	32.3%
Non-Agency Mortgage-Backed Securities	19.1%
Corporate Bonds & Notes	17.1%
Asset-Backed Securities	11.9%
U.S. Treasury Obligations	7.2%
Sovereign Issues	5.5%
Short-Term Instruments‡	2.9%
Loan Participations and Assignments	2.6%
Preferred Securities	1.0%
Other	0.4%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.
‡	Includes Central Funds Used for Cash Management Purposes.

Investment Objective and Strategy Overview

PIMCO Income Fund seeks to maximize current income, with long-term capital appreciation as a secondary objective, by investing under normal circumstances at least 65% of its total assets in a multi-sector portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will seek to maintain a high and consistent level of dividend income by investing in a broad array of fixed income sectors and utilizing income efficient implementation strategies. The capital appreciation sought by the Fund generally arises from decreases in interest rates or improving credit fundamentals for a particular sector or security. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Exposure to non-Agency mortgage-backed securities contributed to performance as prices for these securities appreciated.

»	Exposure to investment grade corporate credit contributed to performance as these securities posted positive total returns.
»	Exposure to high yield corporate credit contributed to performance as these securities posted positive total returns.

»	Exposure to U.S. duration contributed to performance as intermediate maturity U.S. interest rates decreased.

»	Exposure to several emerging market currencies including the Argentine peso and the Brazilian real detracted from performance as these currencies depreciated in value.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

Expense Example PIMCO Income Fund (Consolidated)

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
Institutional Class	$1,000.00	$1,096.80	$3.63	$1,000.00	$1,021.61	$3.50	0.69%
I-2	1,000.00	1,096.30	4.15	1,000.00	1,021.11	4.00	0.79
I-3	1,000.00	1,096.20	4.41	1,000.00	1,020.86	4.26	0.84
Administrative Class	1,000.00	1,095.50	4.94	1,000.00	1,020.36	4.76	0.94
Class A	1,000.00	1,094.70	5.72	1,000.00	1,019.60	5.52	1.09
Class C	1,000.00	1,090.60	9.64	1,000.00	1,015.84	9.30	1.84
Class R	1,000.00	1,093.30	7.03	1,000.00	1,018.35	6.78	1.34

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

12	PIMCO INCOME FUND

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays U.S. Aggregate Index	Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

*	It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

Financial Highlights PIMCO Income Fund (Consolidated)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Institutional Class

04/01/2020 - 09/30/2020+	$10.97	$0.24	$0.80	$1.04	$(0.30)	$0.00	$0.00	$(0.30)

03/31/2020	12.00	0.54	(0.87)	(0.33)	(0.70)	0.00	0.00	(0.70)

03/31/2019	12.21	0.56	(0.10)	0.46	(0.67)	0.00	0.00	(0.67)

03/31/2018	12.24	0.56	0.08	0.64	(0.67)	0.00	0.00	(0.67)

03/31/2017	11.77	0.57	0.57	1.14	(0.58)	0.00	(0.09)	(0.67)

03/31/2016	12.40	0.47	(0.18)	0.29	(0.91)	(0.01)	0.00	(0.92)

I-2

04/01/2020 - 09/30/2020+	10.97	0.23	0.81	1.04	(0.30)	0.00	0.00	(0.30)

03/31/2020	12.00	0.53	(0.87)	(0.34)	(0.69)	0.00	0.00	(0.69)

03/31/2019	12.21	0.55	(0.11)	0.44	(0.65)	0.00	0.00	(0.65)

03/31/2018	12.24	0.54	0.08	0.62	(0.65)	0.00	0.00	(0.65)

03/31/2017	11.77	0.56	0.56	1.12	(0.56)	0.00	(0.09)	(0.65)

03/31/2016	12.40	0.46	(0.18)	0.28	(0.90)	(0.01)	0.00	(0.91)

I-3

04/01/2020 - 09/30/2020+	10.97	0.23	0.80	1.03	(0.29)	0.00	0.00	(0.29)

03/31/2020	12.00	0.52	(0.87)	(0.35)	(0.68)	0.00	0.00	(0.68)

04/27/2018 - 03/31/2019	12.10	0.52	(0.03)	0.49	(0.59)	0.00	0.00	(0.59)

Administrative Class

04/01/2020 - 09/30/2020+	10.97	0.22	0.81	1.03	(0.29)	0.00	0.00	(0.29)

03/31/2020	12.00	0.51	(0.87)	(0.36)	(0.67)	0.00	0.00	(0.67)

03/31/2019	12.21	0.53	(0.10)	0.43	(0.64)	0.00	0.00	(0.64)

03/31/2018	12.24	0.52	0.09	0.61	(0.64)	0.00	0.00	(0.64)

03/31/2017	11.77	0.54	0.57	1.11	(0.55)	0.00	(0.09)	(0.64)

03/31/2016	12.40	0.44	(0.18)	0.26	(0.88)	(0.01)	0.00	(0.89)

Class A

04/01/2020 - 09/30/2020+	10.97	0.22	0.80	1.02	(0.28)	0.00	0.00	(0.28)

03/31/2020	12.00	0.49	(0.87)	(0.38)	(0.65)	0.00	0.00	(0.65)

03/31/2019	12.21	0.51	(0.10)	0.41	(0.62)	0.00	0.00	(0.62)

03/31/2018	12.24	0.51	0.08	0.59	(0.62)	0.00	0.00	(0.62)

03/31/2017	11.77	0.53	0.56	1.09	(0.53)	0.00	(0.09)	(0.62)

03/31/2016	12.40	0.42	(0.18)	0.24	(0.86)	(0.01)	0.00	(0.87)

14	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.71	9.58%	$67,191,147	0.69	%*	0.69	%*	0.51	%*	0.51	%*	4.17	%*	192%

10.97	(3.09)	59,316,252	1.09		1.09		0.50		0.50		4.51		421

12.00	3.91	61,701,317	1.05		1.05		0.50		0.50		4.71		472

12.21	5.27	52,201,634	0.72	(d)	0.72	(d)	0.48	(d)	0.48	(d)	4.51		266

12.24	9.90	33,638,113	0.48		0.48		0.45		0.45		4.73		190

11.77	2.48	22,362,456	0.45		0.45		0.45		0.45		3.90		52

11.71	9.53	31,696,886	0.79	*	0.79	*	0.61	*	0.61	*	4.06	*	192

10.97	(3.19)	29,064,542	1.19		1.19		0.60		0.60		4.40		421

12.00	3.80	26,387,730	1.15		1.15		0.60		0.60		4.60		472

12.21	5.17	25,015,439	0.82	(e)	0.82	(e)	0.58	(e)	0.58	(e)	4.41		266

12.24	9.79	16,623,094	0.58		0.58		0.55		0.55		4.63		190

11.77	2.37	10,598,545	0.55		0.55		0.55		0.55		3.80		52

11.71	9.50	786,138	0.84	*	0.89	*	0.66	*	0.71	*	4.03	*	192

10.97	(3.24)	678,734	1.24		1.29		0.65		0.70		4.33		421

12.00	4.24	408,716	1.20	*	1.25	*	0.65	*	0.70	*	4.75	*	472

11.71	9.45	428,620	0.94	*	0.94	*	0.76	*	0.76	*	3.91	*	192

10.97	(3.33)	403,685	1.34		1.34		0.75		0.75		4.25		421

12.00	3.65	417,229	1.30		1.30		0.75		0.75		4.46		472

12.21	5.01	401,440	0.97	(d)	0.97	(d)	0.73	(d)	0.73	(d)	4.26		266

12.24	9.64	343,576	0.73		0.73		0.70		0.70		4.47		190

11.77	2.22	273,019	0.70		0.70		0.70		0.70		3.66		52

11.71	9.37	16,880,706	1.09	*	1.09	*	0.91	*	0.91	*	3.76	*	192

10.97	(3.48)	15,928,413	1.49		1.49		0.90		0.90		4.12		421

12.00	3.49	21,103,370	1.45		1.45		0.90		0.90		4.29		472

12.21	4.85	25,214,615	1.12	(f)	1.12	(f)	0.88	(f)	0.88	(f)	4.16		266

12.24	9.47	8,940,045	0.88		0.88		0.85		0.85		4.36		190

11.77	2.06	7,101,561	0.85		0.85		0.85		0.85		3.50		52

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Financial Highlights PIMCO Income Fund (Consolidated) (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

Class C

04/01/2020 - 09/30/2020+	$10.97	$0.17	$0.81	$0.98	$(0.24)	$0.00	$0.00	$(0.24)

03/31/2020	12.00	0.40	(0.87)	(0.47)	(0.56)	0.00	0.00	(0.56)

03/31/2019	12.21	0.42	(0.10)	0.32	(0.53)	0.00	0.00	(0.53)

03/31/2018	12.24	0.41	0.08	0.49	(0.52)	0.00	0.00	(0.52)

03/31/2017	11.77	0.43	0.57	1.00	(0.44)	0.00	(0.09)	(0.53)

03/31/2016	12.40	0.33	(0.18)	0.15	(0.77)	(0.01)	0.00	(0.78)

Class R

04/01/2020 - 09/30/2020+	10.97	0.20	0.81	1.01	(0.27)	0.00	0.00	(0.27)

03/31/2020	12.00	0.46	(0.87)	(0.41)	(0.62)	0.00	0.00	(0.62)

03/31/2019	12.21	0.48	(0.10)	0.38	(0.59)	0.00	0.00	(0.59)

03/31/2018	12.24	0.48	0.08	0.56	(0.59)	0.00	0.00	(0.59)

03/31/2017	11.77	0.49	0.57	1.06	(0.50)	0.00	(0.09)	(0.59)

03/31/2016	12.40	0.39	(0.18)	0.21	(0.83)	(0.01)	0.00	(0.84)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.25%.
(e)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.35%.
(f)	Effective October 2, 2017, the Class’s supervisory and administrative fee was increased by 0.05% to an annual rate of 0.40%.

16	PIMCO INCOME FUND	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$11.71	8.96%	$7,830,283	1.84	%*	1.84	%*	1.66	%*	1.66	%*	3.01	%*	192%

10.97	(4.20)	7,924,011	2.24		2.24		1.65		1.65		3.36		421

12.00	2.72	8,344,530	2.20		2.20		1.65		1.65		3.55		472

12.21	4.07	9,122,805	1.87	(f)	1.87	(f)	1.63	(f)	1.63	(f)	3.35		266

12.24	8.68	7,916,026	1.63		1.63		1.60		1.60		3.60		190

11.77	1.28	6,480,609	1.60		1.60		1.60		1.60		2.75		52

11.71	9.23	533,163	1.34	*	1.34	*	1.16	*	1.16	*	3.51	*	192

10.97	(3.72)	512,039	1.74		1.74		1.15		1.15		3.85		421

12.00	3.23	489,890	1.70		1.70		1.15		1.15		4.06		472

12.21	4.59	449,900	1.37	(f)	1.37	(f)	1.13	(f)	1.13	(f)	3.86		266

12.24	9.20	324,987	1.13		1.13		1.10		1.10		4.07		190

11.77	1.80	204,389	1.10		1.10		1.10		1.10		3.26		52

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Consolidated Statement of Assets and Liabilities PIMCO Income Fund

(Amounts in thousands†, except per share amounts)

Assets:

Investments, at value
Investments in securities*	$185,005,485
Investments in Affiliates	4,179,644

Financial Derivative Instruments
Exchange-traded or centrally cleared	171,709
Over the counter	1,151,520
Cash	4,974
Deposits with counterparty	189,917
Foreign currency, at value	586,486
Receivable for investments sold	1,046,310
Receivable for investments sold on a delayed-delivery basis	519,175
Receivable for TBA investments sold	30,137,520
Receivable for Fund shares sold	141,260
Interest and/or dividends receivable	830,582
Dividends receivable from Affiliates	1,266
Reimbursement receivable from PIMCO	33
Other assets	973

Total Assets	223,966,854

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$50,838,344
Payable for sale-buyback transactions	2,031,733
Payable for short sales	6,122,462

Financial Derivative Instruments
Exchange-traded or centrally cleared	25,663
Over the counter	425,743
Payable for investments purchased	204,998
Payable for investments in Affiliates purchased	1,266
Payable for TBA investments purchased	37,375,828
Payable for unfunded loan commitments	184,486
Deposits from counterparty	967,512
Payable for Fund shares redeemed	330,694
Distributions payable	41,373
Accrued investment advisory fees	25,826
Accrued supervisory and administrative fees	31,704
Accrued distribution fees	5,068
Accrued servicing fees	5,222
Other liabilities	1,989

Total Liabilities	98,619,911

Net Assets	$125,346,943

Net Assets Consist of:

Paid in capital	$130,451,967
Distributable earnings (accumulated loss)	(5,105,024)

Net Assets	$125,346,943

Cost of investments in securities	$180,326,188
Cost of investments in Affiliates	$4,389,203
Cost of foreign currency held	$647,336
Proceeds received on short sales	$6,113,137
Cost or premiums of financial derivative instruments, net	$9,252

* Includes repurchase agreements of:	$487,448

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO INCOME FUND	See Accompanying Notes

September 30, 2020 (Unaudited)

Net Assets:

Institutional Class	$67,191,147
I-2	31,696,886
I-3	786,138
Administrative Class	428,620
Class A	16,880,706
Class C	7,830,283
Class R	533,163

Shares Issued and Outstanding:

Institutional Class	5,737,142
I-2	2,706,439
I-3	67,125
Administrative Class	36,598
Class A	1,441,358
Class C	668,583
Class R	45,524

Net Asset Value Per Share Outstanding(a):

Institutional Class	$11.71
I-2	11.71
I-3	11.71
Administrative Class	11.71
Class A	11.71
Class C	11.71
Class R	11.71

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Fund.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Consolidated Statement of Operations PIMCO Income Fund

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)

Investment Income:

Interest, net of foreign taxes*	$2,894,242
Dividends, net of foreign taxes**	15,466
Dividends from Investments in Affiliates	11,939
Total Income	2,921,647

Expenses:

Investment advisory fees	150,621
Supervisory and administrative fees	185,600
Distribution and/or servicing fees - Administrative Class	524
Distribution fees - Class C	30,110
Distribution fees - Class R	656
Servicing fees - Class A	20,711
Servicing fees - Class C	10,037
Servicing fees - Class R	656
Trustee fees	270
Interest expense	105,724
Miscellaneous expense	2,993
Total Expenses	507,902
Waiver and/or Reimbursement by PIMCO	(191)
Net Expenses	507,711

Net Investment Income (Loss)	2,413,936

Net Realized Gain (Loss):

Investments in securities	(520,443)
Investments in Affiliates	10,777
Exchange-traded or centrally cleared financial derivative instruments	(2,409,245)
Over the counter financial derivative instruments	(208,451)
Short sales	1,522
Foreign currency	22,645

Net Realized Gain (Loss)	(3,103,195)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	8,651,987
Investments in Affiliates	54,327
Exchange-traded or centrally cleared financial derivative instruments	2,960,983
Over the counter financial derivative instruments	124,467
Short sales	441
Foreign currency assets and liabilities	(286,885)

Net Change in Unrealized Appreciation (Depreciation)	11,505,320

Net Increase (Decrease) in Net Assets Resulting from Operations	$10,816,061

* Foreign tax withholdings - Interest	$848

** Foreign tax withholdings - Dividends	$7

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO INCOME FUND	See Accompanying Notes

Consolidated Statements of Changes in Net Assets PIMCO Income Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$2,413,936	$5,621,037
Net realized gain (loss)	(3,103,195)	(3,093,755)
Net change in unrealized appreciation (depreciation)	11,505,320	(7,032,053)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,816,061	(4,504,771)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(1,662,749)	(3,986,335)
I-2	(791,954)	(1,865,854)
I-3	(19,481)	(32,596)
Administrative Class	(10,510)	(25,686)
Class A	(402,718)	(1,019,266)
Class C	(166,110)	(406,674)
Class R	(12,121)	(28,148)

Total Distributions(a)	(3,065,643)	(7,364,559)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	3,768,849	6,844,223

Total Increase (Decrease) in Net Assets	11,519,267	(5,025,107)

Net Assets:

Beginning of period	113,827,676	118,852,783
End of period	$125,346,943	$113,827,676

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Consolidated Statement of Cash Flows PIMCO Income Fund

Six Months Ended September 30, 2020 (Unaudited) (Amounts in thousands†)

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$10,816,061

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:

Purchases of long-term securities	(355,997,161)
Proceeds from sales of long-term securities	351,255,544
(Purchases) Proceeds from sales of short-term portfolio investments, net	559,306
(Increase) decrease in deposits with counterparty	1,189,254
(Increase) decrease in receivable for investments sold	42,544,831
(Increase) decrease in interest and/or dividends receivable	(69,375)
(Increase) decrease in dividends receivable from Affiliates	(128)
(Increase) decrease in reimbursement receivable from PIMCO	(5)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	560,676
Proceeds from (Payments on) over the counter financial derivative instruments	(261,168)
Increase (decrease) in payable for investments purchased	(40,196,516)
Increase (decrease) in payable for unfunded loan commitments	178,847
Increase (decrease) in deposits from counterparty	(1,163,821)
Increase (decrease) in accrued investment advisory fees	433
Increase (decrease) in accrued supervisory and administrative fees	397
Increase (decrease) in accrued distribution fees	(266)
Increase (decrease) in accrued servicing fees	(126)
Proceeds from (Payments on) short sales transactions, net	(8,299,686)
Proceeds from (Payments on) foreign currency transactions	(210,399)
Increase (decrease) in other liabilities	1,989
Net Realized (Gain) Loss
Investments in securities	520,443
Investments in Affiliates	(10,777)
Exchange-traded or centrally cleared financial derivative instruments	2,409,245
Over the counter financial derivative instruments	208,451
Short sales	(1,522)
Foreign currency	(22,645)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(8,651,987)
Investments in Affiliates	(54,327)
Exchange-traded or centrally cleared financial derivative instruments	(2,960,983)
Over the counter financial derivative instruments	(124,467)
Short sales	(441)
Foreign currency assets and liabilities	286,885
Net amortization (accretion) on investments	(172,129)
Net Cash Provided by (Used for) Operating Activities	(7,665,567)

Cash Flows Received from (Used for) Financing Activities:

Proceeds from shares sold	22,494,083
Payments on shares redeemed	(21,512,138)
Increase (decrease) in overdraft due to custodian	(576,484)
Cash distributions paid*	(331,387)
Proceeds from reverse repurchase agreements	260,035,870
Payments on reverse repurchase agreements	(250,764,275)
Proceeds from sale-buyback transactions	3,386,738
Payments on sale-buyback transactions	(4,925,338)
Net Cash Received from (Used for) Financing Activities	7,807,069

Net Increase (Decrease) in Cash and Foreign Currency	141,502

Cash and Foreign Currency:

Beginning of period	449,958
End of period	$591,460
* Reinvestment of distributions	$2,753,371

Supplemental Disclosure of Cash Flow Information:

Interest expense paid during the period	$129,959
Non Cash Payment in Kind	$4,585

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when the Fund has a significant amount of borrowing during the period, based on the average total borrowing outstanding in relation to total assets or when substantially all of the Fund’s investments are not classified as Level 1 or 2 in the fair value hierarchy.

22	PIMCO INCOME FUND	See Accompanying Notes

Summary Consolidated Schedule of Investments PIMCO Income Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
INVESTMENTS IN SECURITIES

LOAN PARTICIPATIONS AND ASSIGNMENTS

Pacific Gas & Electric Co.
2.188 - 2.438% due 06/30/2021 - 01/03/2022 ~	$	54,800	$	53,966	0.1%

Other Loan Participations and Assignments «µ~(c)(k)(m)				4,919,840	3.9%

Total Loan Participations and Assignments (Cost $5,072,871)				4,973,806	4.0%

CORPORATE BONDS & NOTES

BANKING & FINANCE

Barclays PLC
3.125% - 7.875% due 09/15/2022 - 01/17/2033 •(j)(l)	GBP	607,122		811,416	0.6%
1.500% - 8.000% due 12/15/2020 - 04/02/2025 • (j)(l)	EUR	227,414		274,809	0.2%
1.660% - 8.000% due 01/10/2023 - 05/16/2029 ~•(j)(l)(o)	$	820,625		867,689	0.7%

Deutsche Bank AG
2.625% due 12/16/2024	GBP	12,800		16,777	0.0%
0.020% - 2.625% due 12/07/2020 - 01/17/2028 ~	EUR	86,300		101,544	0.1%
1.539% - 5.000% due 01/22/2021 - 09/18/2031 ~•(o)	$	1,274,200		1,318,460	1.1%

Natwest Group PLC
2.000% - 2.500% due 03/08/2023 - 03/04/2025 •	EUR	83,142		101,776	0.1%
1.750% - 8.625% due 08/15/2021 - 05/08/2030 ~• (j)(l)(o)	$	1,219,129		1,331,091	1.1%

UniCredit SpA
7.830% due 12/04/2023 (o)		593,520		695,877	0.5%

Other Banking & Finance ^«~•(d)(g)(i)(j)(k)(l)(o)				9,734,410	7.8%

Total Banking & Finance				15,253,849	12.2%

INDUSTRIALS

Total Industrials ^«~•(c)(d)(g)(j)(k)(m)(o)				11,781,181	9.4%
UTILITIES

Pacific Gas & Electric Co.
2.100% - 4.950% due 06/15/2023 - 08/01/2050 (o)		2,585,404		2,667,853	2.1%

Other Utilities ^(c)(k)(o)				2,568,593	2.1%

Total Utilities				5,236,446	4.2%

Total Corporate Bonds & Notes (Cost $31,048,686)				32,271,476	25.8%

CONVERTIBLE BONDS & NOTES

Total Convertible Bonds & Notes ^(d)(k) (Cost $2,410)				450	0.0%
MUNICIPAL BONDS & NOTES

Total Municipal Bonds & Notes ^(d)(k) (Cost $115,414)				156,127	0.1%
U.S. GOVERNMENT AGENCIES

Freddie Mac
0.000% - 23.101% due 01/25/2021 - 08/15/2057 ~•(a)(b)(g)(o)		3,925,671		3,110,019	2.5%

Ginnie Mae
0.103% - 6.490% due 06/20/2022 - 04/20/2068 ~•(a)(o)		1,573,888		1,621,430	1.3%

Uniform Mortgage-Backed Security
2.500% due 06/01/2040 (o)		1,007,949		1,058,318	0.8%
2.500% due 07/01/2040 (o)		1,229,950		1,291,413	1.0%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)	% OF NET ASSETS
2.500% due 07/01/2040	$	1,537	$ 1,613	0.0%
2.500% due 08/01/2040 (o)		906,710	952,020	0.8%
2.500% due 06/01/2050 (o)		1,971,741	2,070,272	1.7%
2.500% due 06/01/2050		291	306	0.0%
2.500% due 07/01/2050 (o)		5,047,376	5,299,605	4.2%
2.500% due 07/01/2050		17,056	17,909	0.0%
2.500% due 08/01/2050 (o)		3,662,810	3,845,846	3.1%
2.500% due 08/01/2050		81,691	85,774	0.1%
2.500% due 09/01/2050 (o)		8,471,134	8,894,593	7.1%
2.500% due 09/01/2050		83,653	87,935	0.1%
3.000% due 03/01/2050 (o)		1,751,726	1,849,630	1.5%
3.500% due 05/01/2050		1,841	1,941	0.0%
3.500% due 05/01/2050 (o)		671,139	708,206	0.5%
4.000% due 10/01/2047		23,582	25,240	0.0%
4.000% due 10/01/2047 (o)		1,137,800	1,221,811	1.0%
4.000% due 03/01/2049 (o)		1,188,248	1,265,148	1.0%
4.000% due 03/01/2049		22,461	24,024	0.0%
4.000% due 03/01/2050 (o)		992,403	1,057,246	0.8%
2.500% - 6.000% due 07/01/2021 - 09/01/2050 (o)		12,372,450	13,183,569	10.5%

Uniform Mortgage-Backed Security, TBA
2.000% due 11/01/2050		1,588,603	1,638,417	1.3%
2.000% due 12/01/2050		8,151,697	8,392,157	6.7%
3.000% due 11/01/2050		1,793,977	1,879,822	1.5%
2.500% - 4.000% due 10/01/2035 - 11/01/2050		1,338,055	1,415,132	1.1%

Other U.S. Government Agencies ~•(a)(k)(o)			228,122	0.2%

Total U.S. Government Agencies (Cost $60,675,138)			61,227,518	48.8%

U.S. TREASURY OBLIGATIONS

U.S. Treasury Bonds
2.875% due 08/15/2045 (o)		858,035	1,127,545	0.9%
2.875% due 11/15/2046 (o)		542,700	717,424	0.6%
3.000% due 11/15/2044 (o)(q)(s)		615,851	823,051	0.6%
3.125% due 08/15/2044 (o)(q)		478,709	651,530	0.5%
3.375% due 05/15/2044 (o)(q)		712,309	1,005,330	0.8%
3.625% due 08/15/2043 (o)(q)(s)		679,488	990,885	0.8%
3.625% due 02/15/2044 (o)(q)		494,249	722,357	0.6%
2.250% - 6.250% due 05/15/2030 - 02/15/2049 (o)(q)		1,052,280	1,458,173	1.2%

U.S. Treasury Inflation Protected Securities (i)
0.125% due 07/15/2030 (o)(q)		995,042	1,106,603	0.9%
0.250% due 07/15/2029 (o)(q)		1,595,705	1,785,510	1.4%
0.750% due 07/15/2028 (q)		921,396	1,061,833	0.8%
0.125% - 2.500% due 04/15/2024 - 02/15/2050 (o)(q)		1,674,648	2,121,348	1.7%

U.S. Treasury Notes
2.250% - 2.750% due 11/15/2024 - 02/28/2025 (q)(s)		1,365	1,489	0.0%

Other U.S. Treasury Notes (k)(o)(s)			0	0.0%

Total U.S. Treasury Obligations (Cost $11,882,187)			13,573,078	10.8%

NON-AGENCY MORTGAGE-BACKED SECURITIES

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	140,032	179,964	0.1%
0.000% due 11/28/2049 •(g)		858,246	1,118,094	0.9%
0.000% due 11/28/2049 •(b)(g)		27,160	26,569	0.0%
0.000% due 11/28/2049 • (g)		1,900	123,154	0.1%

24	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS

Chester A PLC
0.859% due 03/17/2046	GBP	1,023,476	$	1,326,425	1.1%
0.000% - 3.059% due 03/17/2046 - 05/20/2046 (g)		466,287		661,224	0.6%

Credit Suisse First Boston Mortgage Securities Corp.
3.170% due 06/25/2046 ~	$	718,593		734,248	0.6%

Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 (g)		1,407,928		1,463,493	1.2%
2.500% due 07/25/2057 ~		621,639		678,491	0.5%
3.250% due 01/27/2059 ~		719,891		778,202	0.6%
3.349% due 07/25/2058 ~		3,650,072		3,577,264	2.9%
3.352% due 06/25/2048		1,172,953		1,153,524	0.9%
3.425% due 10/25/2060 ~		2,048,070		2,032,761	1.6%
3.500% due 11/25/2076 ~		837,976		911,469	0.7%
3.702% due 06/01/2050 ~		1,732,967		1,762,259	1.4%
4.318% due 09/25/2057 ~		964,725		1,022,821	0.8%
0.000% - 5.173% due 08/15/2037 - 11/25/2076 ~(a)(g)		7,181,867		4,000,487	3.2%

Kentmere PLC
0.865% due 10/28/2051 •	GBP	534,130		686,410	0.5%

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ	$	16,019		16,102	0.0%

Proteus RMBS DAC
0.000% due 10/29/2054 (o)	EUR	559,441		655,210	0.5%
0.000% due 10/29/2054 «		1,219		15,103	0.0%
0.000% due 10/29/2054 (g)		85,302		64,219	0.1%

Roundstone Securities DAC
0.107% due 09/28/2055 •(o)		847,382		981,788	0.8%
0.000% - 1.757% due 09/28/2055 ~•		311,875		272,186	0.2%

Other Non-Agency Mortgage-Backed Securities ^«~•þ(a)(g)(k)(m)				11,852,225	9.5%

Total Non-Agency Mortgage-Backed Securities (Cost $34,710,288)				36,093,692	28.8%

ASSET-BACKED SECURITIES

Countrywide Asset-Backed Certificates
0.288% - 5.834% due 07/25/2033 - 11/25/2047 ^•~	$	1,315,769		1,208,808	1.0%

Credit Suisse Mortgage Capital Trust
0.000% - 1.975% due 02/25/2056 (g)		372,362		345,009	0.3%
3.196% due 02/25/2056		1,165,376		1,127,359	0.9%

Legacy Mortgage Asset Trust
1.895% due 01/28/2070 •(o)		638,970		640,600	0.5%
3.122% due 12/25/2056 ~		1,120,829		1,066,007	0.8%
3.824% due 08/26/2058		1,245,753		1,267,718	1.0%
4.000% due 02/25/2058 ~		590,236		630,788	0.5%
0.000% - 9.611% due 12/25/2056 - 01/28/2070 ~(a)(g)		4,522,311		2,361,227	1.9%

SoFi Alternative Trust
1.170% due 02/15/2046		847,020		847,328	0.7%
0.000% - 4.586% due 02/15/2046 - 06/15/2050 ~«(g)		752,588		879,188	0.7%

Other Asset-Backed Securities ^«~•þ(a)(g)(k)(o)				12,074,515	9.6%

Total Asset-Backed Securities (Cost $21,794,831)				22,448,547	17.9%

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
SOVEREIGN ISSUES

China Development Bank
2.890% - 4.150% due 02/01/2024 - 01/14/2027	CNY	8,896,800	$	1,310,719	1.1%

Mexico Government International Bond
3.900% - 5.000% due 04/27/2025 - 04/27/2051	$	115,600		129,614	0.1%
6.500% - 10.000% due 06/10/2021 - 12/05/2024	MXN	26,338,568		1,245,947	1.0%

Saudi Government International Bond
4.000% due 04/17/2025	$	556,020		618,850	0.5%

Turkey Government International Bond
4.625% due 03/31/2025	EUR	130,000		149,090	0.1%
4.250% - 7.625% due 03/30/2021 - 03/13/2030	$	1,484,200		1,443,531	1.2%

Other Sovereign Issues ^~þ(d)(i)(k)(o)				5,440,870	4.3%

Total Sovereign Issues (Cost $10,915,922)				10,338,621	8.3%

		SHARES
COMMON STOCKS

Total Common Stocks «(e)(k)(m) (Cost $30,072)				11,630	0.0%
WARRANTS

Total Warrants «(k) (Cost $398,457)				200,252	0.2%
PREFERRED SECURITIES

BANKING & FINANCE

Total Banking & Finance «~•þ(h)(j)(k)(l)				638,585	0.5%
INDUSTRIALS

Total Industrials «•(c)(j)(k)				173,580	0.1%
UTILITIES

AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(m)		41,201,923		1,114,584	0.9%

Total Preferred Securities (Cost $1,914,474)				1,926,749	1.5%

REAL ESTATE INVESTMENT TRUSTS

Total Real Estate Investment Trusts (k) (Cost $165,441)				284,415	0.2%

		PRINCIPAL AMOUNT (000S)
SHORT-TERM INSTRUMENTS

REPURCHASE AGREEMENTS

				487,448	0.4%
SHORT-TERM NOTES

Total Short-Term Notes (i)(k)	ARS			4,996	0.0%
ARGENTINA TREASURY BILLS

Total Argentina Treasury Bills (f)(g)(k)				297,104	0.2%
MEXICO TREASURY BILLS

Total Mexico Treasury Bills (f)(g)(k)	MXN			252,716	0.2%
SOUTH AFRICA TREASURY BILLS

Total South Africa Treasury Bills (f)(g)(k)	ZAR			437,518	0.4%

26	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

		PRINCIPAL AMOUNT (000S)		MARKET VALUE (000S)	% OF NET ASSETS
U.S. TREASURY BILLS
0.130% due 10/08/2020 - 10/22/2020 (f)(g)(q)(s)	$	19,342	$	19,342	0.0%

Total Short-Term Instruments (Cost $1,599,997)				1,499,124	1.2%

Total Investments in Securities (Cost $180,326,188)				185,005,485	147.6%

		SHARES
INVESTMENTS IN AFFILIATES

COMMON STOCKS

Total Common Stocks (e)(k)(m) (Cost $348,220)				130,621	0.1%
SHORT-TERM INSTRUMENTS

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES
PIMCO Short-Term Floating NAV Portfolio III		410,609,762		4,049,023	3.2%

Total Short-Term Instruments (Cost $4,040,983)				4,049,023	3.2%

Total Investments in Affiliates (Cost $4,389,203)				4,179,644	3.3%

Total Investments (Cost $184,715,391)			$	189,185,129	150.9%

Financial Derivative Instruments (p)(r) (Cost or Premiums, net $9,252)				871,823	0.7%

Other Assets and Liabilities, net				(64,710,009)	(51.6)%

Net Assets			$	125,346,943	100.0%

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	The group contains securities in default.
«	The group contains securities valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

This Group Contains Variable or Floating rate securities. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	The group contains securities that are interest only (“IO”) or IO Strip.
(b)	The group contains principal only securities.
(c)	The group contains payment in-kind bond securities.
(d)	The group contains securities that are not accruing income as of the date of this report.
(e)	The group contains securities that did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(g)	The group contains zero coupon securities.
(h)	Security becomes interest bearing at a future date.
(i)	The group contains securities in which the Principal amount of the security is adjusted for inflation.
(j)	The group contains securities which have a perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)

Represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate, respectively as of September 30, 2020.

(l)	The group contains contingent convertible securities.

(m)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$1,114,426	$1,114,584	0.89%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	22,958	23,035	0.02
Britannia Property Owner LLC TBD% due 10/09/2021	11/15/2018	47,783	47,588	0.04
Cheltenham LLC TBD% due 11/09/2021	11/15/2018	62,069	53,128	0.04
Churchill Capital Corp. 6.000% due 09/30/2027	07/10/2020	55,088	53,856	0.04
Dommo Energia S.A.	12/21/2017 - 12/03/2019	1,960	1,576	0.00
Eneva S.A.	12/21/2017	1,651	3,058	0.00
Fidere Gestion De Vivienda 2.500% due 08/15/2023	10/31/2018	95,813	95,878	0.08
GHH Holdings Ltd. 1.965% due 12/04/2024	10/10/2018	98,573	92,170	0.07
General Motors Co. 6.800% due 10/01/2027	05/07/2020	13,255	16,175	0.01
Grey Barn LLC TBD% due 09/09/2021	11/15/2018	95,121	94,795	0.08
Hotel (PL Property) Ltd. 1.982% due 02/07/2023	07/09/2018	71,550	68,801	0.05
Isla Vista Owner LLC TBD% due 05/09/2021	11/15/2018	53,579	53,529	0.04
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	48,909	46,076	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	33,681	31,730	0.03
NVHL S.A. ‘A’	03/09/2012	26	0	0.00
NVHL S.A. ‘B’	03/09/2012	26	0	0.00
NVHL S.A. ‘C’	03/09/2012	26	0	0.00
NVHL S.A. ‘D’	03/09/2012	27	0	0.00
NVHL S.A. ‘E’	03/09/2012	27	0	0.00
NVHL S.A. ‘F’	03/09/2012	27	0	0.00
NVHL S.A. ‘G’	03/09/2012	27	0	0.00
NVHL S.A. ‘H’	03/09/2012	27	0	0.00
NVHL S.A. ‘I’	03/09/2012	27	0	0.00
NVHL S.A. ‘J’	03/09/2012	27	0	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	57,078	0.05
Oasis West 3.410% due 03/08/2022	07/13/2018 - 09/14/2020	203,042	199,738	0.16
Sierra Hamilton Holder LLC	07/31/2017	3,896	1	0.00
Tawny Funding S.A.3.150% due 03/16/2023	08/28/2018	297,835	285,208	0.23
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	1,087	0.00

		$2,355,150	$2,339,091	1.87%

28	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(n)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020		$39,513	U.S. Treasury Notes 1.750% due 07/31/2021	$(40,303)	$39,513	$39,513
RYL	0.000	08/21/2020	10/28/2020	EUR	73,007	French Republic Government Bond OAT 3.500% due 04/25/2026	(85,862)	85,597	85,597
	0.000	06/29/2020	10/20/2020	EUR	188,844	French Republic Government Bond OAT 5.500% due 04/25/2029	(223,758)	221,410	221,410
	0.000	04/28/2020	10/28/2020	EUR	120,200	Kingdom of Belgium Government Bond 4.250% due 03/28/2041	(150,413)	140,928	140,928

Total Repurchase Agreements							$(500,336)	$487,448	$487,448

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BOM	0.170%	09/29/2020	10/13/2020			$(19,811)	$(19,811)
	0.180	08/14/2020	10/14/2020			(374,375)	(374,465)
	0.190	09/14/2020	10/14/2020			(687,555)	(687,616)
	0.200	07/14/2020	10/13/2020			(370,906)	(371,069)
	0.200	08/13/2020	10/14/2020			(667,703)	(667,884)
	0.210	08/20/2020	10/19/2020			(555,612)	(555,748)
BOS	0.170	09/11/2020	10/08/2020			(137,763)	(137,776)
	0.180	08/13/2020	10/15/2020			(631,186)	(631,341)
	0.190	09/14/2020	10/14/2020			(5,116,190)	(5,116,649)
	0.667	04/28/2020	04/28/2021			(100,004)	(100,124)
BPS	(0.250)	09/11/2020	12/11/2020		EUR	(5,213)	(6,111)
	0.200	09/14/2020	10/14/2020			$(2,926,314)	(2,926,591)
	0.653	05/11/2020	02/11/2021			(81,579)	(81,654)
	0.653	08/19/2020	02/11/2021			(92,018)	(92,089)
	0.659	05/05/2020	05/05/2021			(359,504)	(359,871)
	0.659	07/20/2020	05/05/2021			(55,696)	(55,753)
	0.659	08/05/2020	05/05/2021			(54,907)	(54,963)
	0.659	09/04/2020	05/05/2021			(35,187)	(35,205)
	0.705	04/16/2020	10/14/2020		EUR	(133,857)	(157,442)
	0.771	04/14/2020	10/14/2020			(75,494)	(88,826)
	1.777	03/19/2020	03/19/2021			$(631,092)	(631,404)
BRC	(7.000)	07/08/2020	TBD	(2)		(869)	(855)
	0.000	03/25/2020	TBD	(2)		(3,057)	(3,057)
	0.000	06/23/2020	TBD	(2)		(5,025)	(5,026)
	0.050	08/31/2020	TBD	(2)		(14,865)	(14,866)
	0.100	08/17/2020	TBD	(2)		(14,956)	(14,958)
	0.100	08/24/2020	TBD	(2)		(9,831)	(9,832)
	0.100	09/11/2020	TBD	(2)		(13,889)	(13,890)
	0.150	06/22/2020	TBD	(2)		(15,785)	(15,792)
	0.150	08/04/2020	TBD	(2)		(2,718)	(2,719)
	0.150	09/23/2020	TBD	(2)		(6,916)	(6,916)
	0.190	09/14/2020	10/14/2020			(1,118,522)	(1,118,623)
	0.623	05/08/2020	11/09/2020			(129,242)	(129,396)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
	0.623%	06/30/2020	11/09/2020			$(42,022)	$(42,059)
	0.643	05/08/2020	02/09/2021			(86,081)	(86,184)
	0.643	07/31/2020	02/09/2021			(99,237)	(99,329)
BSN	0.170	08/10/2020	10/09/2020			(597,938)	(598,084)
	0.170	08/13/2020	10/13/2020			(795,317)	(795,501)
	0.200	09/14/2020	10/14/2020			(987,712)	(987,805)
	0.200	09/14/2020	10/21/2020			(1,041,220)	(1,041,318)
BYR	1.404	07/13/2020	03/31/2021			(34,481)	(34,590)
	1.409	07/06/2020	03/31/2021			(1,868)	(1,870)
CDC	0.700	09/25/2020	10/27/2020			(2,234)	(2,234)
	0.700	09/25/2020	11/12/2020			(2,528)	(2,529)
	0.700	09/25/2020	11/16/2020			(7,811)	(7,812)
	0.850	09/25/2020	03/16/2021			(1,892)	(1,893)
CIB	0.170	08/14/2020	10/14/2020			(252,674)	(252,731)
	0.200	09/14/2020	10/14/2020			(3,679,628)	(3,679,975)
	0.200	09/18/2020	10/22/2020			(11,983)	(11,984)
	0.220	09/18/2020	10/22/2020			(94,091)	(94,099)
CSN	0.190	09/14/2020	10/14/2020			(606,360)	(606,415)
	0.210	08/13/2020	10/14/2020			(487,568)	(487,707)
DEU	0.180	08/13/2020	10/13/2020			(405,906)	(406,006)
	0.190	07/14/2020	10/14/2020			(55,750)	(55,773)
	0.190	09/02/2020	10/14/2020			(8,040)	(8,041)
FAR	0.200	09/14/2020	10/14/2020			(2,872,967)	(2,873,238)
GSC	0.200	08/13/2020	10/14/2020			(1,491,523)	(1,491,929)
IND	(0.470)	04/28/2020	10/28/2020		EUR	(121,486)	(142,153)
	0.190	09/14/2020	10/14/2020			$(2,000,121)	(2,000,301)
	0.200	09/14/2020	10/14/2020			(2,000,964)	(2,001,153)
	0.210	08/13/2020	10/14/2020			(1,652,349)	(1,652,821)
JML	(0.490)	08/21/2020	10/28/2020		EUR	(73,116)	(85,676)
JPS	0.025	08/04/2020	10/20/2020			$(1,469)	(1,469)
	0.025	08/14/2020	10/20/2020			(1,839)	(1,839)
	0.025	08/31/2020	10/20/2020			(3,957)	(3,957)
	0.025	09/23/2020	10/20/2020			(4,863)	(4,863)
	0.200	09/14/2020	10/14/2020			(1,913,876)	(1,914,057)
	0.200	09/18/2020	10/21/2020			(252,308)	(252,326)
MSC	0.200	08/13/2020	10/14/2020			(511,369)	(511,508)
NOM	0.100	09/04/2020	TBD	(2)		(885)	(885)
	0.200	09/14/2020	10/14/2020			(1,234,290)	(1,234,407)
	0.210	08/13/2020	10/14/2020			(1,314,658)	(1,315,034)
NXN	0.170	08/11/2020	10/13/2020			(457,875)	(457,985)
	0.170	08/17/2020	10/19/2020			(533,000)	(533,113)
	0.200	08/13/2020	10/14/2020			(519,737)	(519,879)
	0.210	08/21/2020	10/22/2020			(464,160)	(464,271)
RCY	0.170	08/13/2020	10/13/2020			(1,252,325)	(1,252,615)
	0.200	09/14/2020	10/14/2020			(2,791,107)	(2,791,371)
	0.200	09/17/2020	10/21/2020			(558,399)	(558,442)
RYL	1.000	04/28/2020	10/28/2020		EUR	(193,207)	(227,485)
	1.000	06/29/2020	10/20/2020			(188,844)	(221,985)
SAL	0.200	09/14/2020	10/14/2020			$(1,016,391)	(1,016,487)
	0.200	09/17/2020	10/21/2020			(433,961)	(433,995)
SGY	0.170	10/01/2020	01/05/2021			(932,470)	(932,470)
	0.200	08/12/2020	10/13/2020			(573,536)	(573,695)
	0.200	08/13/2020	10/13/2020			(500,029)	(500,165)
TDM	0.190	09/14/2020	10/14/2020			(370,274)	(370,307)
	0.200	08/13/2020	10/14/2020			(518,932)	(519,073)
	0.230	07/08/2020	01/07/2021			(185,028)	(185,129)

Total Reverse Repurchase Agreements							$(50,838,344)

30	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions(3)
BCY	0.090%	09/29/2020	10/15/2020	$(3,672)	$(3,672)
BPG	0.170	09/01/2020	10/07/2020	(1,743)	(1,744)
	0.170	09/01/2020	10/08/2020	(6,303)	(6,304)
	0.170	09/01/2020	10/22/2020	(805)	(805)
	0.170	09/02/2020	10/08/2020	(2,015)	(2,015)
	0.170	09/29/2020	10/07/2020	(2,060)	(2,060)
	0.170	09/29/2020	10/08/2020	(20,323)	(20,323)
	0.170	09/29/2020	10/19/2020	(15,734)	(15,734)
	0.170	09/29/2020	10/22/2020	(13,595)	(13,595)
	0.180	09/02/2020	10/13/2020	(4,701)	(4,701)
	0.180	09/08/2020	10/13/2020	(1,085)	(1,085)
	0.180	09/14/2020	10/13/2020	(6,069)	(6,070)
	0.180	09/14/2020	10/19/2020	(547)	(547)
	0.180	09/29/2020	10/19/2020	(13,869)	(13,869)
	0.190	09/14/2020	10/06/2020	(547)	(547)
	0.200	09/02/2020	10/22/2020	(15,042)	(15,044)
	0.200	09/29/2020	10/22/2020	(1,511)	(1,511)
	0.220	09/01/2020	10/08/2020	(2,950)	(2,951)
	0.220	09/01/2020	10/14/2020	(2,950)	(2,951)
	0.220	09/01/2020	10/20/2020	(5,227)	(5,228)
	0.220	09/02/2020	10/08/2020	(2,149)	(2,149)
	0.220	09/11/2020	10/08/2020	(1,890)	(1,890)
	0.220	09/14/2020	10/08/2020	(5,234)	(5,235)
	0.220	09/14/2020	10/20/2020	(1,913)	(1,913)
	0.220	09/29/2020	10/13/2020	(412)	(412)
MSC	0.120	09/30/2020	10/07/2020	(15,312)	(15,312)
	0.180	09/29/2020	11/09/2020	(15,478)	(15,478)
	0.190	09/02/2020	10/02/2020	(672)	(672)
TDL	0.170	09/29/2020	10/13/2020	(38,747)	(38,748)
	0.170	09/29/2020	10/14/2020	(7,141)	(7,141)
	0.180	09/29/2020	10/08/2020	(3,158)	(3,158)
	0.190	07/14/2020	10/08/2020	(2,522)	(2,523)
	0.190	07/31/2020	10/21/2020	(3,810)	(3,811)
	0.190	09/01/2020	10/14/2020	(1,743)	(1,744)
	0.190	09/08/2020	10/08/2020	(1,763)	(1,763)
	0.190	09/29/2020	10/08/2020	(1,373)	(1,373)
	0.190	09/29/2020	10/21/2020	(20,426)	(20,426)
	0.200	09/29/2020	10/27/2020	(13,869)	(13,869)
UBS	0.170	09/29/2020	10/19/2020	(7,683)	(7,683)
	0.180	05/22/2020	11/17/2020	(144,908)	(145,005)
	0.180	08/05/2020	10/05/2020	(568,375)	(568,538)
	0.180	09/01/2020	10/05/2020	(1,073)	(1,073)
	0.180	09/02/2020	10/05/2020	(6,044)	(6,044)
	0.180	09/14/2020	10/05/2020	(3,143)	(3,143)
	0.180	09/29/2020	10/08/2020	(2,326)	(2,326)
	0.180	09/29/2020	11/17/2020	(34,330)	(34,330)
	1.660	01/31/2020	01/29/2021	(479,974)	(485,475)
	1.660	04/20/2020	01/29/2021	(464,023)	(467,571)
	1.660	08/12/2020	01/29/2021	(52,050)	(52,172)

Total Sale-Buyback Transactions					$(2,031,733)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.9)%
Freddie Mac, TBA	4.000%	10/01/2050	$3,000	$(3,204)	$(3,200)
Freddie Mac, TBA	4.000	11/01/2050	85,800	(91,632)	(91,635)
Ginnie Mae, TBA	3.000	11/01/2050	44,550	(46,513)	(46,628)
Ginnie Mae, TBA	3.500	10/01/2050	3,000	(3,161)	(3,124)
Ginnie Mae, TBA	4.000	10/01/2050	147,725	(157,608)	(156,969)
Ginnie Mae, TBA	4.000	11/19/2050	58,600	(62,322)	(62,318)
Ginnie Mae, TBA	4.500	10/01/2050	8,390	(8,997)	(8,992)
Ginnie Mae, TBA	4.500	11/01/2050	851,733	(911,983)	(913,650)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2050	3,257,100	(3,408,123)	(3,416,393)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2035	30,000	(31,503)	(31,482)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2035	102,300	(108,190)	(108,504)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2050	748,700	(810,023)	(810,029)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050	428,450	(469,878)	(469,538)

Total Short Sales (4.9)%				$(6,113,137)	$(6,122,462)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(2,676,593)	$0	$(2,676,593)	$2,720,098	$43,505
BOS	0	(5,985,890)	0	(5,985,890)	6,145,442	159,552
BPS	0	(4,489,909)	0	(4,489,909)	4,754,119	264,210
BRC	0	(1,563,502)	0	(1,563,502)	1,663,683	100,181
BSN	0	(3,422,708)	0	(3,422,708)	3,463,610	40,902
BYR	0	(36,460)	0	(36,460)	42,490	6,030
CDC	0	(14,468)	0	(14,468)	16,760	2,292
CIB	0	(4,038,789)	0	(4,038,789)	4,142,331	103,542
CSN	0	(1,094,122)	0	(1,094,122)	1,123,320	29,198
DEU	0	(469,820)	0	(469,820)	466,340	(3,480)
FAR	0	(2,873,238)	0	(2,873,238)	2,985,308	112,070
FICC	39,513	0	0	39,513	(40,303)	(790)
GSC	0	(1,491,929)	0	(1,491,929)	1,531,881	39,952
IND	0	(5,796,428)	0	(5,796,428)	5,912,821	116,393
JML	0	(85,676)	0	(85,676)	61,447	(24,229)
JPS	0	(2,178,511)	0	(2,178,511)	2,242,479	63,968
MSB	0	0	0	0	5,536	5,536
MSC	0	(511,508)	0	(511,508)	520,969	9,461
NOM	0	(2,550,326)	0	(2,550,326)	2,653,540	103,214
NXN	0	(1,975,248)	0	(1,975,248)	1,988,048	12,800
RBC	0	0	0	0	15,998	15,998
RCY	0	(4,602,428)	0	(4,602,428)	4,665,241	62,813
RYL	447,935	(449,470)	0	(1,535)	80,152	78,617
SAL	0	(1,450,482)	0	(1,450,482)	1,494,195	43,713
SGY	0	(2,006,330)	0	(2,006,330)	2,083,961	77,631
TDM	0	(1,074,509)	0	(1,074,509)	1,065,645	(8,864)
TOR	0	0	0	0	40,719	40,719

32	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/ (Received)	Net Exposure(4)
Master Securities Forward Transaction Agreement
BCY	$0	$0	$(3,672)	$(3,672)	$3,624	$(48)
BPG	0	0	(128,683)	(128,683)	127,537	(1,146)
BPS	0	0	0	0	(430)	(430)
MSC	0	0	(31,462)	(31,462)	31,265	(197)
TDL	0	0	(94,556)	(94,556)	93,544	(1,012)
UBS	0	0	(1,773,360)	(1,773,360)	1,754,148	(19,212)

Total Borrowings and Other Financing Transactions	$487,448	$(50,838,344)	$(2,031,733)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,362)	$(187,907)	$(1,091,436)	$(1,293,705)
U.S. Government Agencies	0	(40,976,873)	0	(185,129)	(41,162,002)
U.S. Treasury Obligations	0	(5,894,311)	0	0	(5,894,311)
Non-Agency Mortgage-Backed Securities	0	(606,912)	0	0	(606,912)
Asset-Backed Securities	0	(88,826)	0	(631,404)	(720,230)
Sovereign Issues	0	(227,829)	0	(885)	(228,714)

Total	$0	$(47,809,113)	$(187,907)	$(1,908,854)	$(49,905,874)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(831,703)	(194,813)	(1,005,217)	(2,031,733)

Total	$0	$(831,703)	$(194,813)	$(1,005,217)	$(2,031,733)

Total Borrowings	$0	$(48,640,816)	$(382,720)	$(2,914,071)	$(51,937,607)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(51,937,607)

(o)	Securities with an aggregate market value of $54,263,627 and cash of $151,652 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(36,837,003) at a weighted average interest rate of 0.518%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $5,663 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(932,470) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(p)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	18,770	$3,247,776	$51,176	$11,884	$(11,223)
Euro-Bund 10-Year Bond December Futures	12/2020	3	614	4	1	(1)
Euro-Buxl 30-Year Bond December Futures	12/2020	3	783	30	4	(4)

				$51,210	$11,889	$(11,228)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	11,965	$(1,280,286)	$(13,991)	$1,559	$0
U.S. Treasury 5-Year Note December Futures	12/2020	317	(39,952)	(53)	32	0
U.S. Treasury 10-Year Note December Futures	12/2020	110,493	(15,417,226)	(31,918)	27,623	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	3,820	(847,324)	6,185	6,973	(48)
United Kingdom Long Gilt December Futures	12/2020	1,364	(239,559)	(1,038)	792	(405)

				$(40,815)	$36,979	$(453)

Total Futures Contracts				$10,395	$48,868	$(11,681)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(1)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.758%	$2,200	$(304)	$(43)	$(347)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(2)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.094%		$25,200	$ 436	$(147)	$ 289	$1	$0
Boeing Co.	1.000	Quarterly	12/20/2021	2.810		17,100	(431)	64	(367)	21	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.785		7,800	(44)	(1,860)	(1,904)	26	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.848		2,400	(119)	(513)	(632)	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	2.626		400	47	(26)	21	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570		19,400	30	(6)	24	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		72,800	(1,215)	1,072	(143)	25	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	46,500	(7,365)	(1,553)	(8,918)	0	(213)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.497		$11,600	1,094	(435)	659	0	(6)

							$(7,567)	$(3,404)	$(10,971)	$79	$(219)

34	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR	134,800	$(3,781)	$1,040	$(2,741)	$0	$(68)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
								Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$30,337	$66	$(56)	$10	$0	$(3)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	34,216	(791)	394	(397)	12	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	17,578	(612)	338	(274)	6	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	88,642	(3,945)	1,909	(2,036)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	204,591	(10,283)	5,365	(4,918)	120	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	264,027	(11,269)	3,285	(7,984)	88	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	283,670	(29,459)	18,393	(11,066)	390	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	166,400	(10,790)	250	(10,540)	341	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	1,995,707	66,218	(47,456)	18,762	0	(826)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	946,036	15,718	(1,241)	14,477	731	(402)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	543,720	524	26,764	27,288	582	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	117,600	4,586	436	5,022	219	0

					$19,963	$8,381	$28,344	$2,489	$(1,231)

INTEREST RATE SWAPS

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	1,691,200	$36	$13,354	$13,390	$852	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		1,313,100	0	10,432	10,432	662	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		436,900	0	3,508	3,508	220	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD	172,700	9,232	5,471	14,703	0	(158)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	39,316	(510)	38,806	0	(344)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	5,486	13,698	0	(147)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	1,591	5,562	0	(40)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(205)	205	0	25	(25)
Receive(6)	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047		14,000	920	338	1,258	18	0
Receive(6)	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047		340,700	14,213	(91)	14,122	585	0
Receive(6)	3-Month USD-LIBOR	0.240	Semi-Annual	12/18/2021		$170,000	(2)	(46)	(48)	0	(2)
Receive(6)	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		202,500	(99)	5	(94)	5	0
Receive(6)	3-Month USD-LIBOR	0.300	Semi-Annual	06/19/2024		26,435,000	18,315	(39,870)	(21,555)	8,990	0
Receive(6)	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024		820,000	386	(2,361)	(1,975)	535	0
Receive(6)	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024		1,460,000	(1,199)	(1,308)	(2,507)	810	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.400%	Semi-Annual	06/20/2025		$620,060	$2,143	$(2,167)	$(24)	$235	$(18)
Receive(6)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		287,400	0	(64)	(64)	0	(64)
Receive(6)	3-Month USD-LIBOR	0.450	Semi-Annual	03/30/2027		250,200	488	(37)	451	0	(37)
Receive(6)	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027		729,000	(550)	(630)	(1,180)	1,523	0
Receive	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030		1,390,000	7,209	45	7,254	3,698	0
Receive	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030		129,300	(944)	882	(62)	343	0
Receive	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030		122,100	(881)	1,224	343	324	0
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030		119,100	(893)	1,304	411	317	0
Receive	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030		150,000	0	570	570	417	0
Receive	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030		150,000	0	(15)	(15)	417	0
Receive(6)	3-Month USD-LIBOR	0.610	Semi-Annual	10/01/2030		150,000	0	1,709	1,709	418	0
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/15/2030		300,000	0	1,459	1,459	872	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		347,600	(10,046)	1,487	(8,559)	1,016	0
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030		757,500	2,995	112	3,107	2,404	0
Receive(6)	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		6,523,000	2,929	130,828	133,757	19,076	0
Receive	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050		1,085,000	8,587	59,277	67,864	14,021	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,800	(426)	50	(376)	52	0
Receive(6)	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050		3,857,700	29,847	173,129	202,976	51,821	0
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR	734,000	0	(2,951)	(2,951)	0	(85)
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026		6,030,000	(1,075)	(27,822)	(28,897)	0	(1,368)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		625,500	(1)	5,462	5,461	145	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	1,774	1,773	55	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	23,447	218,777	35	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	516	29,193	7	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	11,736	47,298	5	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	81,020	115,072	0	(13)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	55,554	87,600	0	(39)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,841	2,715	0	(7)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	172,123	181,859	254	0
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR	16,625,500	(8,767)	(4,327)	(13,094)	0	(274)
Receive	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		3,407,305	841	(10,519)	(9,678)	0	(79)
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	949	(40,704)	(39,755)	86	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	54	(13,805)	(13,751)	0	0
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	0	(6,487)	(6,487)	0	(4)
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	0	(9,721)	(9,721)	0	(6)
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	0	(3,514)	(3,514)	0	(3)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		2,002,390	161,788	41,574	203,362	81	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	602,033	591,803	233	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	473,932	498,225	202	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030		1,778,300	(1,949)	44,981	43,032	9	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030		889,000	8,768	12,644	21,412	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	311	(3,540)	(3,229)	4	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(19,829)	(1,432)	(21,261)	20	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	0	(4,078)	(4,078)	7	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	0	(4,083)	(4,083)	7	0
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	0	(3,935)	(3,935)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	0	(3,649)	(3,649)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	0	(3,655)	(3,655)	7	0
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	0	(4,374)	(4,374)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	0	(3,640)	(3,640)	7	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		87,300	8,105	392	8,497	0	(67)
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	(58,467)	(2,838)	(61,305)	488	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,557,071	10,675	(494,001)	(483,326)	2,207	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(46,429)	(43,524)	1,875	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(2,449)	(1,818)	148	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,856)	(9,586)	(14,442)	0	(283)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	(13,585)	11,231	(2,354)	0	(308)
Receive(6)	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028		275,310,000	9,126	(8,926)	200	0	(1,230)
Receive(6)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		84,520,000	(162)	(512)	(674)	0	(491)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		932,848,720	(26,675)	(321,815)	(348,490)	0	(4,858)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	6,597	6,645	30	0
Pay	28-Day MXN-TIIE	6.430	Lunar	03/22/2021		3,700,000	0	1,732	1,732	1	0
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	16,685	16,685	44	0
Receive	28-Day MXN-TIIE	4.278	Lunar	12/09/2021		855,000	0	89	89	0	(1)
Receive	28-Day MXN-TIIE	4.305	Lunar	12/09/2021		800,000	0	71	71	0	(1)
Receive	28-Day MXN-TIIE	4.310	Lunar	12/09/2021		3,405,000	201	92	293	0	(5)
Receive	28-Day MXN-TIIE	4.378	Lunar	12/09/2021		2,400,000	0	117	117	0	(4)
Receive	28-Day MXN-TIIE	4.390	Lunar	12/09/2021		1,620,000	0	68	68	0	(3)

36	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	4.430%	Lunar	12/09/2021	MXN	1,600,000	$0	$32	$32	$0	$(3)
Receive	28-Day MXN-TIIE	4.505	Lunar	12/09/2021		785,000	0	(17)	(17)	0	(1)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	27,852	27,852	122	0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022		6,000,000	0	(8,261)	(8,261)	0	(63)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022		8,130,000	0	(11,351)	(11,351)	0	(86)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022		2,960,000	0	(4,152)	(4,152)	0	(31)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022		1,000,000	0	(1,429)	(1,429)	0	(11)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022		1,600,000	0	1,834	1,834	16	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		14,473,400	203	(2,143)	(1,940)	0	(166)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		1,476,400	0	(385)	(385)	0	(18)
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		3,655,300	0	(722)	(722)	0	(46)
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		3,754,900	0	(291)	(291)	0	(48)
Receive	28-Day MXN-TIIE	4.500	Lunar	06/22/2022		1,750,000	10	(37)	(27)	0	(23)
Receive	28-Day MXN-TIIE	4.558	Lunar	06/23/2022		570,000	0	(34)	(34)	0	(8)
Receive	28-Day MXN-TIIE	4.410	Lunar	06/29/2022		1,200,000	0	67	67	0	(16)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	1,748	1,748	10	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	3,131	3,131	18	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	6,005	5,660	33	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	167,471	167,471	901	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023		2,060,000	0	(4,208)	(4,208)	0	(37)
Receive	28-Day MXN-TIIE	4.430	Lunar	03/09/2023		940,000	0	143	143	0	(15)
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023		1,670,000	0	(3,281)	(3,281)	0	(30)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023		5,235,000	0	(10,338)	(10,338)	0	(97)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023		4,830,000	0	(9,649)	(9,649)	0	(90)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023		2,000,000	0	(4,116)	(4,116)	0	(37)
Receive	28-Day MXN-TIIE	6.520	Lunar	03/15/2023		1,400,000	0	(2,914)	(2,914)	0	(26)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023		3,400,000	0	(7,159)	(7,159)	0	(64)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023		4,485,000	0	(9,538)	(9,538)	0	(84)
Receive	28-Day MXN-TIIE	6.590	Lunar	03/15/2023		2,060,000	0	(4,442)	(4,442)	0	(39)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023		3,010,000	0	(6,506)	(6,506)	0	(57)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023		4,350,000	0	11,425	11,425	83	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023		1,000,000	0	1,863	1,863	18	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		100,000	0	196	196	2	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023		3,335,000	0	6,247	6,247	61	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023		5,800,000	9,382	(169)	9,213	104	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023		1,915,000	0	2,844	2,844	34	0
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		950,000	0	1,335	1,335	17	0
Pay	28-Day MXN-TIIE	5.730	Lunar	04/03/2023		1,320,000	0	1,664	1,664	23	0
Pay	28-Day MXN-TIIE	5.790	Lunar	04/04/2023		1,350,000	0	1,790	1,790	24	0
Receive	28-Day MXN-TIIE	4.565	Lunar	12/07/2023		355,000	0	69	69	0	(8)
Receive	28-Day MXN-TIIE	4.570	Lunar	12/07/2023		350,000	0	65	65	0	(7)
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024		1,320,000	0	(3,184)	(3,184)	0	(34)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024		2,640,000	(6,398)	(64)	(6,462)	0	(68)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024		2,100,000	0	(5,156)	(5,156)	0	(54)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024		4,450,000	16,135	(10)	16,125	124	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024		1,450,000	0	4,049	4,049	39	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024		1,600,000	0	4,586	4,586	44	0
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024		3,000,000	0	5,587	5,587	81	0
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024		2,460,000	0	445	445	0	(74)
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024		1,180,000	0	(3,017)	(3,017)	0	(39)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024		700,000	0	2,122	2,122	23	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024		1,870,000	0	5,888	5,888	63	0
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024		555,000	0	186	186	0	(19)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	38,930	38,930	259	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025		1,070,000	0	(2,804)	(2,804)	0	(40)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025		1,070,000	0	(2,813)	(2,813)	0	(40)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025		1,075,000	0	(2,831)	(2,831)	0	(40)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025		1,530,000	0	(4,064)	(4,064)	0	(57)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025		1,750,000	0	(5,362)	(5,362)	0	(67)
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		1,861,100	(125)	574	449	70	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		628,900	0	336	336	24	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		1,560,100	0	815	815	59	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		1,604,600	0	480	480	61	0
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	39,077	19,444	58,521	429	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	152,614	152,614	1,198	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		3,177,000	897	355	1,252	185	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	(9,491)	(9,504)	0	(92)
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027		8,700,000	360	(25,322)	(24,962)	0	(579)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	28-Day MXN-TIIE	7.990%	Lunar	12/21/2027	MXN	25,700	$0	$(182)	$(182)	$0	$(2)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	(4,054)	(4,054)	0	(43)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	(213)	(213)	0	(2)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	(5,735)	(5,729)	0	(56)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(4,532)	(4,378)	0	(42)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	19,513	19,513	16	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	(563)	(308)	0	(2)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	(13,284)	907	(12,377)	0	(38)

							$598,243	$1,215,359	$1,813,602	$119,776	$(12,463)

Total Swap Agreements							$606,554	$1,221,333	$1,827,887	$122,344	$(13,982)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$48,868	$122,841	$171,709	$0	$(11,681)	$(13,982)	$(25,663)

(q)

Securities with an aggregate market value of $3,289,490 and cash of $38,265 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $497 for closed swap agreements is outstanding at period end.

38	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

(r)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
AZD	12/2020	$		116		HKD	900	$0	$0
BOA	10/2020		DKK	145,090	$		22,693	0	(156)
	10/2020	$		21,699		CAD	29,040	110	0
	10/2020			2,899		GBP	2,254	9	0
	10/2020			272,146		MXN	6,000,000	0	(1,391)
	10/2020			25,939		ZAR	482,896	2,802	0
	10/2020		ZAR	1,124,861	$		75,590	8,642	0
	11/2020		CAD	29,040			21,702	0	(110)
	11/2020	$		518		ZAR	9,640	54	0
	11/2020		ZAR	1,315,198	$		85,191	7,106	0
	12/2020	$		22,719		DKK	145,090	154	0
	02/2021		ZAR	1,216,261	$		77,784	6,179	0
	06/2021		MXN	3,000,000			130,028	0	(1,767)
BPS	10/2020		EUR	4,624,496			5,517,258	95,269	0
	10/2020		JPY	1,648,357			15,548	0	(81)
	10/2020		MXN	2,280,675			104,756	1,661	0
	10/2020	$		8,144		AUD	11,074	0	(212)
	10/2020			76,400		CLP	58,740,272	0	(1,561)
	10/2020			110,174		EUR	93,072	17	(1,069)
	10/2020			4,766		GBP	3,744	65	0
	10/2020			27,445		JPY	2,897,667	30	0
	10/2020			53,088		RUB	3,790,719	0	(4,358)
	11/2020		JPY	2,897,667	$		27,455	0	(30)
	11/2020	$		132,651		MXN	3,000,000	2,496	0
	11/2020		ZAR	2,607,003	$		166,768	12,063	0
	02/2021	$		103,260		MXN	2,280,675	0	(1,615)
BRC	10/2020		EUR	122,955	$		143,148	0	(1,010)
	10/2020		GBP	614,539			814,719	22,287	(537)
	10/2020	$		38,154		MXN	832,599	0	(582)
	11/2020			72,791		ZAR	1,248,070	1,308	0
BSH	10/2020		BRL	7,589,836	$		1,652,254	302,462	(1,699)
	10/2020	$		1,500,273		BRL	7,589,836	0	(148,782)
	01/2021		MXN	1,200,000	$		51,630	0	(1,921)
CBK	10/2020		BRL	3,756,379			728,200	62,286	(2,969)
	10/2020		CAD	9,168			6,972	87	0
	10/2020		DKK	50,259			7,893	0	(22)
	10/2020		GBP	39,840			52,429	1,021	0
	10/2020		MXN	3,120			141	0	0
	10/2020		PEN	185,551			52,313	824	0
	10/2020	$		667,900		BRL	3,756,379	1,974	(991)
	10/2020			50,416		CAD	67,449	239	0
	10/2020			8,195		DKK	54,119	328	0
	10/2020			143,631		MXN	3,300,000	5,541	0
	10/2020			52,545		PEN	185,551	0	(1,056)
	10/2020			2,109		RUB	151,584	0	(160)
	10/2020			26,668		ZAR	482,350	2,039	0
	11/2020		CAD	67,449	$		50,421	0	(238)
	11/2020		PEN	200,615			56,190	523	0
	11/2020	$		473,252		BRL	2,676,379	2,926	0
	11/2020			124,250		EUR	105,992	103	0
	11/2020			569,874		MXN	12,928,194	12,172	0
	11/2020			87,513		ZAR	1,527,935	3,176	0
	11/2020		ZAR	1,158,383	$		69,035	220	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	12/2020		PEN	375,776	$		106,570	$2,314	$0
	12/2020	$		7,902		DKK	50,259	21	0
	12/2020			208,003		MXN	4,611,093	0	(1,079)
	01/2021		PEN	21,876	$		6,202	135	0
	01/2021		ZAR	2,336,789			155,140	17,473	0
	02/2021	$		747		MXN	17,156	18	0
	03/2021		PEN	211,848	$		59,591	874	0
	03/2021	$		138		MXN	3,120	0	0
DUB	10/2020		BRL	333,077	$		59,949	639	0
	10/2020		PEN	111,680			31,457	466	0
	10/2020	$		59,049		BRL	333,077	261	0
	10/2020			31,195		PEN	111,680	0	(204)
	11/2020			59,903		BRL	333,077	0	(642)
	03/2021		PEN	111,679	$		31,139	188	0
FBF	12/2020	$		19,189		IDR	287,741,252	6	0
GLM	10/2020		NZD	255,879	$		172,225	2,948	0
	10/2020	$		3,026		CLP	2,318,673	0	(72)
	10/2020			63,316		GBP	49,268	257	0
	10/2020			20,510		MXN	478,767	1,146	(16)
	10/2020			245,044		RUB	17,544,210	0	(19,470)
	11/2020		GBP	2,172,927	$		2,787,955	0	(16,349)
	11/2020	$		59,714		RUB	4,425,382	0	(2,964)
	12/2020			3,937		DKK	25,020	7	0
HUS	10/2020		CAD	71,605	$		54,389	613	0
	10/2020		EUR	324,427			386,562	6,187	0
	10/2020		GBP	606,089			779,653	891	(3,305)
	10/2020		JPY	1,288,145			12,119	0	(95)
	10/2020		MXN	4,745,532			211,121	552	(3,919)
	10/2020		NZD	204,703			138,047	2,626	0
	10/2020	$		1,999		AUD	2,735	0	(40)
	10/2020			27,390		CLP	21,034,333	0	(591)
	10/2020			31,099		EUR	26,337	0	(220)
	10/2020			8,203		MXN	173,124	0	(391)
	10/2020			102,631		RUB	7,367,966	0	(7,893)
	11/2020		EUR	3,202,983	$		3,759,421	1,604	0
	11/2020		GBP	407,404			526,203	422	0
	11/2020		PEN	183,928			51,906	871	0
	11/2020	$		25,268		ZAR	487,051	3,626	0
	11/2020		ZAR	1,316,302	$		78,482	319	(33)
	01/2021		MXN	2,000,000			87,432	0	(1,820)
	03/2021	$		15,821		MXN	344,074	0	(540)
	05/2021		MXN	2,500,000	$		107,884	0	(2,216)
JPM	10/2020		BRL	1,089,836			253,657	59,594	0
	10/2020		CHF	152			168	3	0
	10/2020		GBP	616,498			819,363	23,865	0
	10/2020		MXN	1,524,508			67,023	0	(1,772)
	10/2020	$		193,209		BRL	1,089,836	853	0
	10/2020			3,804		DKK	25,066	143	0
	10/2020			1,506		GBP	1,183	21	0
	10/2020			124,941		MXN	2,927,586	7,397	0
	10/2020		ZAR	1,124,861	$		75,300	8,352	0
	11/2020			1,398,273			82,332	0	(733)
	12/2020	$		2,198		MXN	50,000	46	0
MYI	10/2020		AUD	11,179	$		8,044	37	0
	10/2020		CAD	38,299			29,034	271	0
	10/2020		GBP	661,528			875,526	22,271	(347)
	10/2020		JPY	1,594,795			15,039	0	(82)
	10/2020	$		6,852		AUD	9,596	63	(41)

40	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Settlement Month	Currency to be Delivered			Currency to be Received			Unrealized Appreciation/ (Depreciation)
								Asset	Liability
	10/2020	$		16,882		DKK	111,631	$698	$0
	10/2020			13,666		JPY	1,440,429	0	(8)
	11/2020		AUD	6,474	$		4,575	0	(63)
	11/2020		GBP	600,000			772,868	0	(1,471)
	11/2020		JPY	1,440,429			13,671	9	0
	11/2020		NZD	840,371			553,645	0	(2,293)
	11/2020	$		1,530		SEK	13,255	0	(49)
NGF	12/2020			456,198		INR	34,304,502	6,660	0
RYL	10/2020			2,280		MXN	48,532	0	(90)
SCX	10/2020		BRL	1,000,000	$		177,283	0	(783)
	10/2020		GBP	2,774,191			3,695,646	115,972	0
	10/2020		NZD	670,624			450,889	7,237	0
	10/2020	$		5,756		AUD	8,120	59	0
	10/2020			178,118		BRL	1,000,000	0	(52)
	10/2020			1,673		CAD	2,187	0	(31)
	10/2020			14,940		EUR	12,554	0	(221)
	10/2020			672,752		GBP	523,424	2,648	0
	11/2020		AUD	8,120	$		5,757	0	(59)
	11/2020		GBP	1,057,631			1,359,689	0	(5,252)
	11/2020		NZD	328,386			216,055	0	(1,185)
	12/2020	$		809,710		IDR	12,054,225,074	447	(6,025)
	12/2020			424,324		INR	32,291,509	11,373	0
	02/2021		ZAR	2,121,130	$		135,854	11,146	0
SOG	10/2020		BRL	81,699			14,477	0	(71)
	10/2020	$		14,484		BRL	81,699	64	0
	10/2020			4,462		DKK	29,554	193	0
	11/2020			14,466		BRL	81,699	70	0
	11/2020			56,825		RUB	4,227,414	0	(2,614)
	11/2020		ZAR	1,089,507	$		64,477	0	(245)
SSB	10/2020		BRL	68,986			12,430	146	0
	10/2020		GBP	2,239,057			2,974,750	85,584	0
	10/2020	$		164,993		BRL	925,476	0	(197)
	10/2020			41,854		CAD	56,075	258	0
	10/2020			466,838		GBP	363,076	1,657	0
	10/2020			28,776		JPY	3,030,675	0	(40)
	10/2020			25,056		ZAR	482,814	3,680	0
	11/2020		CAD	56,075	$		41,859	0	(258)
	11/2020		GBP	1,626,326			2,086,099	0	(12,779)
	11/2020		JPY	3,030,675			28,787	40	0
	11/2020	$		12,420		BRL	68,986	0	(146)
	11/2020			16,745		ZAR	307,298	1,484	0
	12/2020			7,561		CNH	53,291	261	0
TOR	10/2020		AUD	1,294	$		938	11	0
	10/2020		CAD	35,679			27,277	482	0
	10/2020		JPY	1,460,192			13,774	0	(71)
	10/2020	$		13,026		CLP	10,000,000	0	(285)
	10/2020			8,068		JPY	851,444	6	0
	11/2020		JPY	851,444	$		8,071	0	(6)
UAG	10/2020		AUD	40,983			29,601	247	0
	10/2020		JPY	2,228,726			20,973	0	(159)
	10/2020		NZD	37,550			25,278	437	0
	10/2020	$		15,449		AUD	21,931	259	0
	10/2020			2,829		MXN	59,614	0	(139)
	11/2020		AUD	21,931	$		15,451	0	(259)
	11/2020		EUR	1,736,785			2,035,708	0	(1,930)
	11/2020		GBP	1,314,807			1,696,015	993	(1,822)
	11/2020	$		82,096		RUB	6,111,208	0	(3,727)

Total Forward Foreign Currency Contracts								$975,674	$(279,481)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	06/13/2022	75,000	$7,800	$5,383
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/13/2022	75,000	7,800	9,321
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,314	3,389
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,314	6,278
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.025	06/20/2022	75,000	8,237	5,610
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.025	06/20/2022	75,000	8,238	9,070
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.035	06/24/2022	48,500	5,327	3,694
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.035	06/24/2022	48,500	5,327	5,811
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,281	3,389
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,281	6,278

Total Purchased Options							$63,919	$58,223

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	11/18/2020	224,200	$(381)	$(637)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	245,200	(167)	(60)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	361,000	(287)	(140)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	245,200	(356)	(665)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	361,000	(463)	(834)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	133,300	(235)	(212)
BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	240,700	(1,657)	(2,191)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	222,900	(267)	(757)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	117,400	(88)	(202)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	344,400	(965)	(2,050)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	124,000	(101)	(31)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	199,000	(165)	(77)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	124,000	(176)	(336)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	199,000	(266)	(460)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	150,900	(320)	(322)
BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	246,000	(566)	(486)
DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	618,300	(510)	(152)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	618,300	(848)	(1,676)
FBF	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	242,600	(267)	(149)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	242,600	(267)	(500)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	246,000	(369)	(337)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	249,800	(147)	(61)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	249,800	(397)	(677)

42	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000%	11/18/2020	45,900	$(297)	$(297)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	107,700	(120)	(464)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	332,000	(670)	(1,386)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	242,600	(364)	(644)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	242,600	(388)	(500)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	264,200	(488)	(563)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	111,500	(162)	(465)
MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	276,100	(221)	(266)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	266,000	(481)	(490)

						$(12,456)	$(18,087)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/ Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.565%	10/05/2020	500,000	$(1,100)	$(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.785	10/05/2020	500,000	(1,100)	(193)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.830	10/05/2020	250,000	(2,062)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.170	10/05/2020	250,000	(2,063)	(1,067)
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.925	10/26/2020	250,000	(1,575)	(522)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.225	10/26/2020	250,000	(1,575)	(2,275)
FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.875	10/08/2020	151,600	(1,440)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.215	10/08/2020	151,600	(1,440)	(581)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.635	10/01/2020	245,000	(542)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.855	10/01/2020	245,000	(542)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.515	12/10/2020	750,000	(4,331)	(2,254)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.915	12/10/2020	750,000	(4,331)	(3,746)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.945	12/29/2020	250,000	(6,438)	(5,113)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.245	12/29/2020	250,000	(6,438)	(7,712)

							$(34,977)	$(23,474)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	29,000	$(213)	$(117)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	93,500	(687)	(670)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	144,000	(1,131)	(853)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	$101.906	11/05/2020	133,000	$(535)	$(120)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	133,000	(535)	(123)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050	102.156	11/12/2020	67,000	(283)	(84)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	124,000	(697)	(557)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	94,200	(412)	(911)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	93,000	(360)	(359)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	93,000	(232)	(163)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	41,000	(186)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	82,000	(295)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	82,000	(192)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	71,000	(310)	(85)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	71,000	(200)	(147)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	80,000	(300)	(327)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	32,000	(120)	(138)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	80,000	(162)	(166)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	32,000	(60)	(55)

					$(6,910)	$(4,881)

Total Written Options					$(54,343)	$(46,442)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.026%	EUR	5,300	$72	$(68)	$4	$0
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026		20,000	169	(152)	17	0
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026		10,000	90	(82)	8	0
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026		40,000	371	(338)	33	0

								$702	$(640)	$62	$0

44	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.467%	$46,910	$(3,714)	$3,783	$69	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	21,600	(841)	966	125	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	11,600	(1,179)	1,170	0	(9)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	15,000	(825)	245	0	(580)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	93,600	(1,733)	1,822	89	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	43,200	(699)	516	0	(183)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	3,500	(980)	976	0	(4)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.514	1,100	(169)	162	0	(7)
BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	27,700	(7,297)	7,262	0	(35)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	10,700	(970)	527	0	(443)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.190	87,800	443	1,174	1,617	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	63,750	(5,055)	5,149	94	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	25,000	(923)	1,067	144	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	19,860	(2,138)	2,122	0	(16)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	77,200	(4,906)	4,748	0	(158)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	15,400	(1,086)	981	0	(105)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	15,200	(930)	342	0	(588)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.723	7,600	(385)	240	0	(145)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	89,500	(1,546)	(2,713)	0	(4,259)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.742	63,400	(338)	720	382	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	14,900	(152)	94	0	(58)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	49,600	195	(645)	0	(450)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	52,700	(852)	629	0	(223)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	18,390	(1,472)	1,499	27	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	26,300	(2,281)	2,260	0	(21)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399	300	1	2	3	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	11,100	(556)	127	0	(429)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849	3,600	(74)	1	0	(73)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
DUB	Turkey Government International Bond	1.000%	Quarterly	06/20/2021	3.849%	$8,200	$(169)	$4	$0	$(165)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	6,900	(222)	(37)	0	(259)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	87,700	(1,365)	(2,808)	0	(4,173)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	99,050	(1,483)	1,613	130	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.769	700	5	(1)	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	18,600	(164)	223	59	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	50,850	(949)	997	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	43,000	(358)	(43)	0	(401)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	30,407	(8,279)	8,240	0	(39)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.514	21,800	(3,761)	3,630	0	(131)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	4,900	(305)	102	0	(203)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	10,800	(821)	837	16	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.741	76,300	(1,669)	2,130	461	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	354,800	2,224	(3,050)	0	(826)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,400	(601)	582	0	(19)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	81,400	(4,529)	3,974	0	(555)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	15,800	(816)	38	0	(778)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	14,500	(459)	65	0	(394)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	127,400	(3,727)	(1,050)	0	(4,777)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.666	9,285	(141)	197	56	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	12,600	(36)	(13)	0	(49)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	140,750	(2,125)	2,258	133	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	13,900	(4,157)	4,139	0	(18)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	6,600	(605)	332	0	(273)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	26,370	(2,048)	2,087	39	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.741	13,100	(59)	138	79	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	14,861	(2,032)	2,020	0	(12)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	26,700	(1,655)	1,600	0	(55)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	148,400	(3,049)	3,189	140	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	20,700	(335)	247	0	(88)

46	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
									Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	1.514%	$7,400	$(1,201)	$1,156	$0	$(45)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	37,800	(4,481)	4,537	56	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	34,400	(1,340)	1,539	199	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	11,600	(819)	740	0	(79)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	154,200	(9,595)	3,635	0	(5,960)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	91,000	(5,032)	550	0	(4,482)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	166,000	(864)	(685)	0	(1,549)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	110,500	(1,522)	(1,209)	0	(2,731)
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.259	1,400	(150)	153	3	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.190	13,000	62	177	239	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	9,100	(1,126)	1,139	13	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	424,900	(8,072)	10,167	2,095	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	7,600	(534)	482	0	(52)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.288	175,400	(3,681)	(1,204)	0	(4,885)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399	26,500	107	176	283	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,700	(597)	577	0	(20)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	39,700	(2,847)	2,576	0	(271)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	23,400	(1,213)	60	0	(1,153)
UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	800	(59)	54	0	(5)

							$(127,116)	$91,486	$6,603	$(42,233)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(3)

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$37,937	$(21,292)	$19,209	$0	$(2,083)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,473	(2,529)	1,918	0	(611)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	173,917	(4,847)	5,646	799	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	(9)	0	(28)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,954	(1,387)	832	0	(555)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	11,930	(6,740)	6,085	0	(655)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,515	(409)	462	53	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	528	0	(64)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	2,117	77	(46)	31	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	12,566	(6,126)	5,062	0	(1,064)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	91,622	(51,561)	46,530	0	(5,031)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	46,059	(1,918)	2,130	212	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,239	419	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	16,702	(9,395)	8,478	0	(917)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	14,930	(8,440)	6,399	0	(2,041)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,409	403	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	146,466	(4,010)	4,683	673	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	190,924	(8,673)	10,099	1,426	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	43,468	4,985	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,085	80	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	173	0	(35)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	24,819	(22,060)	15,487	0	(6,573)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	112,261	(63,100)	56,936	0	(6,164)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	87,229	(48,062)	36,137	0	(11,925)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	109	0	(81)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	258,767	(8,400)	9,589	1,189	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	198,562	(6,043)	7,526	1,483	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,110	1,414	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	62,300	(1,438)	1,937	499	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	346	0	(69)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,685	(2,305)	1,309	0	(996)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	57,860	(22,613)	19,436	0	(3,177)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,473	(1,561)	950	0	(611)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	403,950	(4,819)	7,446	2,627	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	(7)	0	(15)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	227,903	(7,206)	8,253	1,047	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	115,766	(4,202)	5,067	865	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,004	553	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	9,963	1,575	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,326	0	(179)
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	833	(350)	129	0	(221)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	7,583	2,076	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	99,880	(4,499)	5,245	746	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	588,800	(35,350)	40,281	4,931	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	5,086	2,402	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,430	(1,721)	935	0	(786)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,512	(303)	337	34	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,451	(2,548)	2,910	362	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,661	1,218	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	13,670	1,268	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	82,807	(10,558)	2,839	0	(7,719)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	19,088	(10,713)	9,665	0	(1,048)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	11,183	(6,324)	4,795	0	(1,529)

48	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
								Asset	Liability
	CDX.HY-33 5-Year Index	5.000%	Quarterly	12/20/2024	$221,310	$36,878	$461	$37,339	$0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,902	529	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	163,048	(4,546)	5,295	749	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	92,341	(3,221)	3,911	690	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,053	543	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	967	72	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	617	0	(65)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	5,473	1,687	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	(159)	0	(293)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,833	16	(8)	8	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,601	345	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,700	99	(37)	62	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	52,967	(1,934)	2,177	243	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,268	(814)	950	136	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,537	435	0

						$(478,118)	$499,619	$76,208	$(54,707)

INTEREST RATE SWAPS

Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$(1,728)	$0	$(1,728)
	Pay	3-Month CNY-CNREPOFIX	2.460	Quarterly	06/17/2025		344,000	0	(408)	0	(408)
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		1,025,305	0	(744)	0	(744)
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	5,497	5,359	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	605	605	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	617	617	0
GLM	Pay	3-Month USD-LIBOR	1.200	Semi-Annual	12/15/2030	$	2,000,000	(400)	9,391	8,991	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(206)	8,244	8,038	0
MYC	Pay	3-Month USD-LIBOR	0.950	Semi-Annual	10/01/2030	$	1,000,000	(1,500)	3,118	1,618	0
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	596	596	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	9,028	8,926	0

								$(2,346)	$34,216	$34,750	$(2,880)

Total Swap Agreements								$(606,878)	$624,681	$117,623	$(99,820)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
AZD	$0	$0	$0	$0	$0	$0	$(2,880)	$(2,880)	$(2,880)	$2,389	$(491)
BOA	25,056	39,051	997	65,104	(3,424)	(3,810)	(3,311)	(10,545)	54,559	(55,511)	(952)
BPS	111,601	0	89	111,690	(8,926)	(6,426)	(194)	(15,546)	96,144	(92,553)	3,591
BRC	23,595	0	7,298	30,893	(2,129)	(486)	(2,619)	(5,234)	25,659	(28,400)	(2,741)
BSH	302,462	0	0	302,462	(152,402)	0	0	(152,402)	150,060	(150,638)	(578)
CBK	114,294	0	2,282	116,576	(6,515)	0	(11,753)	(18,268)	98,308	(82,939)	15,369
DUB	1,554	9,505	7,567	18,626	(846)	(4,625)	(3,158)	(8,629)	9,997	(20,779)	(10,782)
FAR	0	0	0	0	0	(2,473)	0	(2,473)	(2,473)	2,530	57
FBF	6	0	4,585	4,591	0	(1,724)	(24,903)	(26,627)	(22,036)	22,476	440
GLM	4,358	0	17,029	21,387	(38,871)	0	0	(38,871)	(17,484)	5,597	(11,887)
GST	0	0	7,393	7,393	0	(3,854)	(12,362)	(16,216)	(8,823)	9,524	701

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(7)
HUS	$17,711	$0	$307	$18,018	$(21,063)	$0	$(5,578)	$(26,641)	$(8,623)	$4,355	$(4,268)
JPM	100,274	0	428	100,702	(2,505)	(3,463)	(10,956)	(16,924)	83,778	(87,420)	(3,642)
JPS	0	0	10,155	10,155	0	0	0	0	10,155	(9,606)	549
MEI	0	0	2,882	2,882	0	0	(786)	(786)	2,096	(1,860)	236
MYC	0	9,667	43,890	53,557	0	(19,581)	(19,578)	(39,159)	14,398	(36,276)	(21,878)
MYI	23,349	0	0	23,349	(4,354)	0	0	(4,354)	18,995	(27,200)	(8,205)
NGF	6,660	0	283	6,943	0	0	(1,444)	(1,444)	5,499	(3,468)	2,031
RYL	0	0	0	0	(90)	0	0	(90)	(90)	0	(90)
SAL	0	0	2,102	2,102	0	0	(293)	(293)	1,809	(1,764)	45
SCX	148,882	0	0	148,882	(13,608)	0	0	(13,608)	135,274	(158,430)	(23,156)
SOG	327	0	0	327	(2,930)	0	0	(2,930)	(2,603)	2,996	393
SSB	93,110	0	0	93,110	(13,420)	0	0	(13,420)	79,690	(99,855)	(20,165)
TOR	499	0	0	499	(362)	0	0	(362)	137	(300)	(163)
UAG	1,936	0	10,336	12,272	(8,036)	0	(5)	(8,041)	4,231	(6,050)	(1,819)

Total Over the Counter	$975,674	$58,223	$117,623	$1,151,520	$(279,481)	$(46,442)	$(99,820)	$(425,743)

(s)

Securities with an aggregate market value of $49,867 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

50	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48,868	$48,868
Swap Agreements	0	2,568	0	0	120,273	122,841

	$0	$2,568	$0	$0	$169,141	$171,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$975,674	$0	$975,674
Purchased Options	0	0	0	0	58,223	58,223
Swap Agreements	0	82,873	0	0	34,750	117,623

	$0	$82,873	$0	$975,674	$92,973	$1,151,520

	$0	$85,441	$0	$975,674	$262,114	$1,323,229

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,681	$11,681
Swap Agreements	0	1,519	0	0	12,463	13,982

	$0	$1,519	$0	$0	$24,144	$25,663

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$279,481	$0	$279,481
Written Options	0	18,087	0	0	28,355	46,442
Swap Agreements	0	96,940	0	0	2,880	99,820

	$0	$115,027	$0	$279,481	$31,235	$425,743

	$0	$116,546	$0	$279,481	$55,379	$451,406

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56,646	$56,646
Swap Agreements	0	(318,253)	0	0	(2,147,638)	(2,465,891)

	$0	$(318,253)	$0	$0	$(2,090,992)	$(2,409,245)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(484,528)	$0	$(484,528)
Written Options	0	4,203	0	0	70,158	74,361
Swap Agreements	0	(234,954)	0	0	436,670	201,716

	$0	$(230,751)	$0	$(484,528)	$506,828	$(208,451)

	$0	$(549,004)	$0	$(484,528)	$(1,584,164)	$(2,617,696)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10,660	$10,660
Swap Agreements	0	403,327	0	0	2,546,996	2,950,323

	$0	$403,327	$0	$0	$2,557,656	$2,960,983

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,250	$0	$46,250
Purchased Options	0	0	0	0	(5,696)	(5,696)
Written Options	0	(6,159)	0	0	13,533	7,374
Swap Agreements	0	454,785	0	0	(378,246)	76,539

	$0	$448,626	$0	$46,250	$(370,409)	$124,467

	$0	$851,953	$0	$46,250	$2,187,247	$3,085,450

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,377,747	$1,596,059	$4,973,806
Corporate Bonds & Notes
Banking & Finance	0	15,196,668	57,181	15,253,849
Industrials	0	11,776,756	4,425	11,781,181
Utilities	0	5,236,446	0	5,236,446
Convertible Bonds & Notes
Utilities	0	450	0	450
Municipal Bonds & Notes
California	0	8,170	0	8,170
Illinois	0	79,818	0	79,818
Iowa	0	116	0	116
Puerto Rico	0	65,679	0	65,679
Texas	0	2,344	0	2,344
U.S. Government Agencies	0	61,227,518	0	61,227,518
U.S. Treasury Obligations	0	13,573,078	0	13,573,078
Non-Agency Mortgage-Backed Securities	0	35,506,379	587,313	36,093,692
Asset-Backed Securities	0	22,270,922	177,625	22,448,547
Sovereign Issues	0	10,338,621	0	10,338,621
Common Stocks
Communication Services	0	0	275	275
Energy	140	56	1,436	1,632
Industrials	5,578	0	1,087	6,665
Utilities	3,058	0	0	3,058
Warrants
Communication Services	0	0	130,433	130,433
Information Technology	0	0	69,819	69,819
Preferred Securities
Banking & Finance	2,899	635,686	0	638,585
Industrials	0	159,200	14,380	173,580
Utilities	0	0	1,114,584	1,114,584
Real Estate Investment Trusts
Real Estate	284,415	0	0	284,415

52	PIMCO INCOME FUND	See Accompanying Notes

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Short-Term Instruments
Repurchase Agreements	$0	$487,448	$0	$487,448
Short-Term Notes	0	4,996	0	4,996
Argentina Treasury Bills	0	297,104	0	297,104
Mexico Treasury Bills	0	252,716	0	252,716
South Africa Treasury Bills	0	437,518	0	437,518
U.S. Treasury Bills	0	19,342	0	19,342

	$296,090	$180,954,778	$3,754,617	$185,005,485

Investments in Affiliates, at Value
Common Stocks
Industrials	73,542	0	57,079	130,621
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,049,023	0	0	4,049,023

	$4,122,565	$0	$57,079	$4,179,644

Total Investments	$4,418,655	$180,954,778	$3,811,696	$189,185,129

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,122,462)	$0	$(6,122,462)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48,868	122,344	0	171,212
Over the counter	0	1,151,489	31	1,151,520

	$48,868	$1,273,833	$31	$1,322,732

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,681)	(13,982)	0	(25,663)
Over the counter	(297)	(424,176)	(1,270)	(425,743)

	$(11,978)	$(438,158)	$(1,270)	$(451,406)

Total Financial Derivative Instruments	$36,890	$835,675	$(1,239)	$871,326

Totals	$4,455,545	$175,667,991	$3,810,457	$183,933,993

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Investments in Securities, at Value
Loan Participations and Assignments	$2,338,665	$185,135	$(653,184)	$9,716	$(70,989)	$67,006	$2,830	$(283,120)	$1,596,059	$25,541
Corporate Bonds & Notes
Banking & Finance	54,249	0	(204)	0	0	3,136	0	0	57,181	3,157
Industrials	61,126	136	(14,725)	128	(16,713)	10,415	0	(35,942)	4,425	(198)
Non-Agency Mortgage-Backed Securities	2,496,097	574,491	(758,909)	569	0	18,252	0	(1,743,187)	587,313	(5,089)
Asset-Backed Securities	408,276	75,123	(5,181)	(109)	(7)	2,750	0	(303,227)	177,625	2,539
Common Stocks
Communication Services	248	0	0	0	0	27	0	0	275	27
Energy	833	0	(33)	0	0	636	0	0	1,436	618
Industrials	1,232	0	0	0	0	(145)	0	0	1,087	(145)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Summary Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases(1)	Net Sales/ Settlements(1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(2)
Warrants
Communication Services	$0	$0	$0	$0	$0	$(3,670)	$134,103	$0	$130,433	$(3,670)
Industrials	112	0	0	0	0	(112)	0	0	0	(112)
Information Technology	0	44,078	0	0	0	25,741	0	0	69,819	25,741
Preferred Securities
Industrials	7,184	592	0	0	0	6,604	0	0	14,380	6,604
Utilities	0	1,114,426	0	0	0	158	0	0	1,114,584	158
Short-Term Instruments
Argentina Treasury Bills	2,080	51	(1,589)	15	(817)	260	0	0	0	0

	$5,370,102	$1,994,032	$(1,433,825)	$10,319	$(88,526)	$131,058	$136,933	$(2,365,476)	$3,754,617	$55,171

Investments in Affiliates - at Value
Common Stocks
Industrials	$153	$29,624	$0	$0	$0	$27,302	$0	$0	$57,079	$27,302

Financial Derivative Instruments - Assets
Over the counter	$261	$36	$(1,150)	$0	$(29)	$913	$0	$0	$31	$7

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(772)	$0	$0	$(498)	$0	$0	$(1,270)	$(498)

Totals	$5,370,516	$2,023,692	$(1,435,747)	$10,319	$(88,555)	$158,775	$136,933	$(2,365,476)	$3,810,457	$81,982

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$285,208	Discounted Cash Flow	Discount Rate	5.564	—
	232,200	Market Based Approach	Recovery Value	100.000	—
	792,326	Other Valuation Techniques(3)	—	—	—
	210,353	Proxy Pricing	Base Price	96.681-100.750	98.840
	75,972	Third Party Vendor	Broker Quote	80.000-99.925	96.222
Corporate Bonds & Notes
Banking & Finance	57,181	Proxy Pricing	Base Price	116.842	—
Industrials	4,425	Proxy Pricing	Base Price	109.030	—
Non-Agency Mortgage-Backed Securities	29,752	Other Valuation Techniques(3)	—	—	—
	462,224	Proxy Pricing	Base Price	1,061.790	108.400
	41,481	Proxy Pricing	Base Price	$452,811.930	—
	53,856	Reference Instrument	Volatility	30.000	—
Asset-Backed Securities	42,010	Other Valuation Techniques(3)	—	—	—
	135,615	Proxy Pricing	Base Price	2.750-7,627.869	4,118.105
Common Stocks
Communication Services	275	Other Valuation Techniques(3)	—	—	—
Energy	1,436	Other Valuation Techniques(3)	—	—	—
Industrials	1,087	Other Valuation Techniques(3)	—	—	—
Warrants
Communication Services	130,433	Other Valuation Techniques(3)	—	—	—
Industrials	0	Other Valuation Techniques(3)	—	—	—
Information Technology	69,819	Discounted Cash Flow	Yield	13.640	—
Preferred Securities
Industrials	14,380	Fundamental Valuation	Company Equity Value	$627,426,093.000	—
Utilities	1,114,584	Recent Transaction	Purchase Price	$27.048	—

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Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Affiliates - at Value
Common Stocks
Industrials	$1	Other Valuation Techniques(3)	—	—	—
	57,078	Recent Transaction	Purchase Price	$62.050	—

Financial Derivative Instruments - Assets
Over the counter	31	Other Valuation Techniques(3)	—	—	—

Financial Derivative Instruments - Liabilities
Over the counter	(911)	Indicative Market Quotation	Broker Quote	0.967	—
	(359)	Other Valuation Techniques(3)	—	—	—

Total	$3,810,457

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A, Class C and Class R shares of the PIMCO Income Fund (the “Fund”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Fund is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Consolidated Statement of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Consolidated Statement of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

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(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Fund does not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Consolidated Statement of Operations. The Fund may invest in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Consolidated Statement of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Consolidated Statement of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  Distributions from net investment income, if any, are declared daily and distributed to shareholders monthly. Net realized capital gains earned by the Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on the Fund’s annual financial statements presented under U.S. GAAP.

If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, the Fund estimates the source or sources from which a distribution is

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Notes to Financial Statements (Cont.)

paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between the Fund’s daily internal accounting records and practices, the Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, the Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that the Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at the Fund’s fiscal year end, if any, are reflected on the Consolidated Statements of Changes in Net Assets and have been recorded to paid in capital on the Consolidated Statement of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Consolidated Statement of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of the Fund’s shares is based on the Fund’s NAV. The NAV of the Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to the Fund or class, by the total number of shares outstanding of the Fund or class.

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On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Fund generally does not calculate its NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, the Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Fund’s approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. The Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in the Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the

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Adviser, the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When the Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold. The Fund’s use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in the Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments for the Fund.

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Notes to Financial Statements (Cont.)

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Consolidated Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the

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NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in

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Notes to Financial Statements (Cont.)

the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Discounted cash flow valuation uses an internal analysis based on the Adviser’s expectation of future income and expenses, capital structure, exit multiples of a security, and other unobservable inputs which may include contractual and factual loan factors, estimated future payments and credit rating. Significant changes in the unobservable inputs of the models would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Market based valuation estimates fair value by projecting the company’s market value, which may include unobservable inputs such as estimated recovery on assets. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Security may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

64	PIMCO INCOME FUND

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4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the Fund’s transactions in and earnings from investments in the affiliated Fund for the period ended September 30, 2020 (amounts in thousands†):

Investment in PIMCO Short-Term Floating NAV Portfolio III

Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net CapitalGain Distributions(1)

$868,067	$43,080,879	$(39,917,200)	$10,777	$6,500	$4,049,023	$11,939	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

An affiliate includes any company in which the Fund owns 5% or more of the company’s outstanding voting shares. The table below represents transactions in and earnings from these affiliated issuers at September 30, 2020 (amounts in thousands†, except number of shares).

Security Name	Shares Held at 03/31/2020	Shares Purchased	Shares Sold	Shares Held at 09/30/2020	Net Realized Gain/(Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income

Clear Channel Outdoor Holdings, Inc.	50,679,773	0	0	50,679,773	$0	$18,245	$50,680	$0

iHeartMedia, Inc. ‘A’	2,815,519	0	0	2,815,519	0	2,281	22,862	0

Neiman Marcus Group Ltd. LLC	0	919,864	0	919,864	0	27,454	57,078	0

Sierra Hamilton Holder LLC	15,369,768	0	0	15,369,768	0	(153)	1	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

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Notes to Financial Statements (Cont.)

(b) Investments in Securities

The Fund may utilize the investments and strategies described below to the extent permitted by the Fund’s investment policies.

Delayed-Delivery Transactions  involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When the Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Consolidated Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. The Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. The Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Fund may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Fund may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

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Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statement of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities  directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which the Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and the Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the

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Notes to Financial Statements (Cont.)

interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that the Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Consolidated Statement of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Consolidated Statement of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Consolidated Statement of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Real Estate Investment Trusts  (“REITs”) are pooled investment vehicles that own, and typically operate, income-producing real estate. If a REIT meets certain requirements, including distributing to shareholders substantially all of its taxable income (other than net capital gains), then it is not taxed on the income distributed to shareholders. Distributions received from REITs may be characterized as income, capital gain or a return of capital. A return of capital is recorded by the Fund as a reduction

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to the cost basis of its investment in the REIT. REITs are subject to management fees and other expenses, and so to the extent the Fund invests in REITs, the Fund will bear its proportionate share of the costs of the REITs’ operations.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Fund at September 30, 2020, as applicable, are disclosed in the Notes to Consolidated Schedule of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

Roll-timing strategies can be used where the Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration

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Notes to Financial Statements (Cont.)

and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Consolidated Statement of Assets and Liabilities as an asset or liability, respectively.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit the Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may enter into the borrowings and other financing transactions described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on the Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by the Fund. The location of these instruments in the Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, the Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by the Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Consolidated Statement of Assets and Liabilities. Interest earned is recorded as a component of interest income on

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the Consolidated Statement of Operations. In periods of increased demand for collateral, the Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by the Fund to counterparties are reflected as a liability on the Consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by the Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. The Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by the Fund are reflected as a liability on the Consolidated Statement of Assets and Liabilities. The Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, the Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between the Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Consolidated Statement of Operations. Interest payments based upon negotiated financing terms made by the Fund to counterparties are recorded as a component of interest expense on the Consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. The Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which the Fund sells a security that it may not own. The Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When the Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. The Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the

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Notes to Financial Statements (Cont.)

Consolidated Statement of Assets and Liabilities. Short sales expose the Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to the Fund. A short sale is “against the box” if the Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. The Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” The Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, each Fund of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the fund’s investment restrictions). If a borrowing fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to each Fund of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Fund did not participate in the Interfund Lending Program.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Fund may enter into the financial derivative instruments described below to the extent permitted by the Fund’s investment policies.

The following disclosures contain information on how and why the Fund uses financial derivative instruments, and how financial derivative instruments affect the Fund’s financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Consolidated Statement of Assets and Liabilities and the net realized gain (loss) and net change in

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unrealized appreciation (depreciation) on the Consolidated Statement of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Consolidated Schedule of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Consolidated Schedule of Investments, serve as indicators of the volume of financial derivative activity for the Fund.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of the Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by the Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Consolidated Statement of Assets and Liabilities. In addition, the Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. The Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put, an amount equal to the

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Notes to Financial Statements (Cont.)

premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Consolidated Statement of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund pays a premium which is included as an asset on the Consolidated Statement of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). The Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In

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connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Consolidated Statement of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Consolidated Statement of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Consolidated Statement of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Consolidated Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Consolidated Statement of Operations. Net periodic payments received or paid by the Fund are included as part of realized gain (loss) on the Consolidated Statement of Operations.

For purposes of applying certain of the Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by the Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of the Fund’s investment policies and restrictions, the Fund will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Fund’s other investment policies and restrictions. For example, the Fund may value credit default swaps at full exposure value for purposes of the Fund’s credit quality guidelines (if any) because such value in general better reflects the Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, the Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in the Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by the Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

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Notes to Financial Statements (Cont.)

The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

To the extent the Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, the Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap.

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the

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credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. The Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Consolidated Schedule of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that the Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which the Fund is the seller of protection are disclosed in the Notes to Consolidated Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain the Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Fund holds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by the Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under

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Notes to Financial Statements (Cont.)

which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are listed below. Please see “Description of Principal Risks” in the Fund’s prospectus for a more detailed description of the risks of investing in the Fund.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Market Risk  is the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

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Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of a derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with the Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact the Fund’s ability to invest in derivatives, limit the Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund’s performance.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

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Notes to Financial Statements (Cont.)

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Leveraging Risk  is the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing the Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of the Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund.

Distribution Rate Risk  is the risk that the Fund’s distribution rate may change unexpectedly as a result of numerous factors, including changes in realized and projected market returns, fluctuations in market interest rates, Fund performance and other factors.

Contingent Convertible Securities Risk  is the risk of investing in contingent convertible securities, including the risk that interest payments will be cancelled by the issuer or a regulatory authority, the risk of ranking junior to other creditors in the event of a liquidation or other bankruptcy-related event as a result of holding subordinated debt, the risk of the Fund’s investment becoming further subordinated as a result of conversion from debt to equity, the risk that principal amount due can be written down to a lesser amount, and the general risks applicable to fixed income investments, including interest rate risk, credit risk, market risk and liquidity risk, any of which could result in losses to the Fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, the Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see the Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of

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investing in the Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact the Fund’s performance.

Market Disruption Risk  The Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause the Fund to lose value. These events can also impair the technology and other operational systems upon which the Fund’s service providers, including PIMCO as the Fund’s investment adviser, rely, and could otherwise disrupt the Fund’s service providers’ ability to fulfill their obligations to the Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities the Fund holds, and may adversely affect the Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose the Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of the Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which the Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way the Fund is regulated, affect the expenses incurred directly by the Fund and the value of its investments, and limit and/or preclude the Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

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Notes to Financial Statements (Cont.)

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Fund has become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause the Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to the Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

The Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Consolidated Statement of Assets and Liabilities generally presents derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Consolidated Statement of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Consolidated Statement of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. The Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain

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sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between the Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Consolidated Schedule of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Fund. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by the Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Consolidated Schedule of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from the Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Notes to Financial Statements (Cont.)

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fee and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

Investment Advisory Fee	Supervisory and Administrative Fee

All Classes	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Class R

0.25%	0.25%	0.35%	0.45%(1)	0.25%	0.40%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees  PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A, Class C and Class R shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C and Class R shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares and 0.25% for Class R shares, and in connection with personal services rendered to Class A, Class C and Class R shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A, Class C and Class R shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of the Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, the Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits the Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of the Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee

Class A	—	0.25%

Class C	0.75%	0.25%

Class R	0.25%	0.25%
	Distribution and/or Servicing Fee

Administrative Class	0.25%

84	PIMCO INCOME FUND

(Unaudited)

September 30, 2020

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Fund, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Fund’s Supervisory and Administrative Fee, or reimburse the Fund, to the extent that the Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of the Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by the Fund of any portion of the supervisory and administrative fee waived or reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Notes to Financial Statements (Cont.)

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the Fund. This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waiver is reflected on the Consolidated Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount was $191,483.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Consolidated Statement of Assets and Liabilities.

The Fund is permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Purchases	Sales

$162,212	$796,341

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time the Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by the Fund is known as “portfolio turnover.” The Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains,

86	PIMCO INCOME FUND

(Unaudited)

September 30, 2020

including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect the Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

U.S. Government/Agency		All Other

Purchases	Sales	Purchases	Sales

$340,625,755	$332,927,981	$15,317,252	$4,890,791

†	A zero balance may reflect actual amounts rounding to less than one thousand.

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020
	Shares	Amount	Shares	Amount

Receipts for shares sold

Institutional Class	1,163,080	$13,340,124	2,268,540	$27,181,807

I-2	510,509	5,838,998	1,392,465	16,680,392

I-3	29,823	341,195	54,245	643,177

Administrative Class	7,065	81,008	24,790	297,111

Class A	195,741	2,246,605	517,414	6,207,297

Class C	43,332	497,766	192,308	2,310,100

Class R	4,493	51,574	14,122	169,295

Issued as reinvestment of distributions

Institutional Class	134,018	1,539,848	308,761	3,682,263

I-2	56,174	645,227	126,610	1,509,619

I-3	1,695	19,481	2,738	32,590

Administrative Class	907	10,420	2,133	25,433

Class A	32,691	375,311	80,976	966,128

Class C	13,166	151,075	30,654	365,596

Class R	1,046	12,009	2,317	27,618

Cost of shares redeemed

Institutional Class	(969,403)	(11,055,877)	(2,308,266)	(27,015,632)

I-2	(510,834)	(5,836,356)	(1,066,856)	(12,457,061)

I-3	(26,291)	(301,507)	(29,137)	(342,256)

Administrative Class	(8,189)	(93,831)	(24,868)	(293,571)

Class A	(239,693)	(2,745,643)	(903,882)	(10,710,417)

Class C	(110,559)	(1,271,870)	(195,501)	(2,311,407)

Class R	(6,711)	(76,708)	(10,556)	(123,859)

Net increase (decrease) resulting from Fund share transactions	322,060	$3,768,849	479,007	$6,844,223

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Notes to Financial Statements (Cont.)

14. BASIS FOR CONSOLIDATION

The consolidated financial statements include the accounts of the Fund and MLM 766, LLC, a Delaware limited liability company (the “Subsidiary”). Similarly, the consolidated Schedule of Investments includes the portfolio holdings of the Fund and the Subsidiary. All inter-company transactions and balances have been eliminated in consolidation. The Subsidiary was formed on April 30, 2018, as a wholly owned subsidiary of the Fund and acts as an investment vehicle in order to acquire residential mortgage loans consistent with the Fund’s investment objectives and policies. The net assets of MLM 766 as of period end represented 0.0% of the Fund’s consolidated net assets.

15. REGULATORY AND LITIGATION MATTERS

The Fund is not named as a defendant in any material litigation or arbitration proceedings and is not aware of any material litigation or claim pending or threatened against it.

The foregoing speaks only as of the date of this report.

16. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Fund’s tax positions for all open tax years. As of September 30, 2020, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expects to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund’s tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Fund had the following post-effective capital losses with no expiration (amounts in thousands†):

Short-Term	Long-Term

$3,762,873	$1,543,857

†	A zero balance may reflect actual amounts rounding to less than one thousand.

88	PIMCO INCOME FUND

(Unaudited)

September 30, 2020

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

$178,701,328	$12,995,264	$(6,069,866)	$6,925,398

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	JML	JP Morgan Securities Plc
BCY	Barclays Capital, Inc.	JPM	JP Morgan Chase Bank N.A.
BOA	Bank of America N.A.	JPS	J.P. Morgan Securities LLC
BOM	Bank of Montreal	MEI	Merrill Lynch International
BOS	BofA Securities, Inc.	MSB	Morgan Stanley Bank, N.A
BPG	BNP Paribas Securities Corp.	MSC	Morgan Stanley & Co. LLC.
BPS	BNP Paribas S.A.	MYC	Morgan Stanley Capital Services LLC
BRC	Barclays Bank PLC	MYI	Morgan Stanley & Co. International PLC
BSH	Banco Santander S.A. - New York Branch	NGF	Nomura Global Financial Products, Inc.
BSN	The Bank of Nova Scotia - Toronto	NOM	Nomura Securities International Inc.
BYR	The Bank of Nova Scotia - Toronto	NXN	Natixis New York
CBK	Citibank N.A.	RBC	Royal Bank of Canada
CDC	Natixis Securities Americas LLC	RCY	Royal Bank of Canada
CIB	Canadian Imperial Bank of Commerce	RYL	NatWest Markets Plc
CSN	Credit Suisse AG (New York)	SAL	Citigroup Global Markets, Inc.
DEU	Deutsche Bank Securities, Inc.	SCX	Standard Chartered Bank, London
DUB	Deutsche Bank AG	SGY	Societe Generale, NY
FAR	Wells Fargo Bank National Association	SOG	Societe Generale Paris
FBF	Credit Suisse International	SSB	State Street Bank and Trust Co.
FICC	Fixed Income Clearing Corporation	TDL	Toronto Dominion Bank London
GLM	Goldman Sachs Bank USA	TDM	TD Securities (USA) LLC
GSC	Goldman Sachs & Co. LLC	TOR	The Toronto-Dominion Bank
GST	Goldman Sachs International	UAG	UBS AG Stamford
HUS	HSBC Bank USA N.A.	UBS	UBS Securities LLC
IND	Crédit Agricole Corporate and Investment Bank S.A.

Currency Abbreviations:
ARS	Argentine Peso	HKD	Hong Kong Dollar
AUD	Australian Dollar	IDR	Indonesian Rupiah
BRL	Brazilian Real	INR	Indian Rupee
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	MXN	Mexican Peso
CLP	Chilean Peso	NZD	New Zealand Dollar
CNH	Chinese Renminbi (Offshore)	PEN	Peruvian New Sol
CNY	Chinese Renminbi (Mainland)	RUB	Russian Ruble
DKK	Danish Krone	SEK	Swedish Krona
EUR	Euro	USD (or $)	United States Dollar
GBP	British Pound	ZAR	South African Rand

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index
CDX.EM	Credit Derivatives Index - Emerging Markets	CNREPOFIX	China Fixing Repo Rates 7-Day
CDX.HY	Credit Derivatives Index - High Yield	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.IG	Credit Derivatives Index - Investment Grade

90	PIMCO INCOME FUND

(Unaudited)

Other Abbreviations:
BBR	Bank Bill Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.
BBSW	Bank Bill Swap Reference Rate	OAT	Obligations Assimilables du Trésor
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	RMBS	Residential Mortgage-Backed Security
CDI	Brazil Interbank Deposit Rate	TBA	To-Be-Announced
DAC	Designated Activity Company	TBD	To-Be-Determined
EURIBOR	Euro Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles or at the time of funding
JIBAR	Johannesburg Interbank Agreed Rate	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
LIBOR	London Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Distribution Information

For purposes of Section 19 of the Investment Company Act of 1940 (the “Act”), the Funds estimated the periodic sources of any dividends paid during the period covered by this report in accordance with good accounting practice. Pursuant to Rule 19a-1(e) under the Act, the table below sets forth the actual source information for dividends paid during the fiscal period ended September 30, 2020 calculated as of each distribution period pursuant to Section 19 of the Act. The information below is not provided for U.S. federal income tax reporting purposes. The tax character of all dividends and distributions is reported on Form 1099-DIV (for shareholders who receive U.S. federal tax reporting) at the end of each calendar year.

PIMCO Income Fund

Institutional Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0555	$0.0000	$0.0000	$0.0555

May 2020	$0.0555	$0.0000	$0.0000	$0.0555

June 2020	$0.0555	$0.0000	$0.0000	$0.0555

July 2020	$0.0555	$0.0000	$0.0000	$0.0555

August 2020	$0.0400	$0.0000	$0.0000	$0.0400

September 2020	$0.0400	$0.0000	$0.0000	$0.0400

I-2 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0546	$0.0000	$0.0000	$0.0546

May 2020	$0.0546	$0.0000	$0.0000	$0.0546

June 2020	$0.0545	$0.0000	$0.0000	$0.0545

July 2020	$0.0545	$0.0000	$0.0000	$0.0545

August 2020	$0.0390	$0.0000	$0.0000	$0.0390

September 2020	$0.0390	$0.0000	$0.0000	$0.0390

I-3 Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0541	$0.0000	$0.0000	$0.0541

May 2020	$0.0541	$0.0000	$0.0000	$0.0541

June 2020	$0.0541	$0.0000	$0.0000	$0.0541

July 2020	$0.0541	$0.0000	$0.0000	$0.0541

August 2020	$0.0385	$0.0000	$0.0000	$0.0385

September 2020	$0.0385	$0.0000	$0.0000	$0.0385

Administrative Class	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0532	$0.0000	$0.0000	$0.0532

May 2020	$0.0532	$0.0000	$0.0000	$0.0532

June 2020	$0.0531	$0.0000	$0.0000	$0.0531

July 2020	$0.0531	$0.0000	$0.0000	$0.0531

August 2020	$0.0376	$0.0000	$0.0000	$0.0376

September 2020	$0.0376	$0.0000	$0.0000	$0.0376

92	PIMCO INCOME FUND

(Unaudited)

Class A	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0519	$0.0000	$0.0000	$0.0519

May 2020	$0.0518	$0.0000	$0.0000	$0.0518

June 2020	$0.0517	$0.0000	$0.0000	$0.0517

July 2020	$0.0517	$0.0000	$0.0000	$0.0517

August 2020	$0.0361	$0.0000	$0.0000	$0.0361

September 2020	$0.0361	$0.0000	$0.0000	$0.0361

Class C	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0450	$0.0000	$0.0000	$0.0450

May 2020	$0.0448	$0.0000	$0.0000	$0.0448

June 2020	$0.0446	$0.0000	$0.0000	$0.0446

July 2020	$0.0445	$0.0000	$0.0000	$0.0445

August 2020	$0.0289	$0.0000	$0.0000	$0.0289

September 2020	$0.0287	$0.0000	$0.0000	$0.0287

Class R	Net Investment Income*	Net Realized Capital Gains*	Paid-in Surplus or Other Capital Sources**	Total (per common share)

April 2020	$0.0496	$0.0000	$0.0000	$0.0496

May 2020	$0.0495	$0.0000	$0.0000	$0.0495

June 2020	$0.0494	$0.0000	$0.0000	$0.0494

July 2020	$0.0493	$0.0000	$0.0000	$0.0493

August 2020	$0.0337	$0.0000	$0.0000	$0.0337

September 2020	$0.0336	$0.0000	$0.0000	$0.0336

*

The source of dividends provided in the table differs, in some respects, from information presented in this report prepared in accordance with generally accepted accounting principles, or U.S. GAAP. For example, net earnings from certain interest rate swap contracts are included as a source of net investment income for purposes of Section 19(a). Accordingly, the information in the table may differ from information in the accompanying financial statements that are presented on the basis of U.S. GAAP and may differ from tax information presented in the footnotes. Amounts shown may include accumulated, as well as fiscal period net income and net profits.

**	Occurs when a fund distributes an amount greater than its accumulated net income and net profits. Amounts are not reflective of a fund’s net income, yield, earnings or investment performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

94	PIMCO INCOME FUND

(Unaudited)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

96	PIMCO INCOME FUND

(Unaudited)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

98	PIMCO INCOME FUND

(Unaudited)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

100	PIMCO INCOME FUND

(Unaudited)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Approval of Investment Advisory Contract and Other Agreements (Cont.)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

102	PIMCO INCOME FUND

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Fund listed on the Report cover.

PF4013SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

International Bond Funds

PIMCO Emerging Markets Bond Fund

PIMCO Emerging Markets Corporate Bond Fund

PIMCO Emerging Markets Currency and Short-Term Investments Fund

PIMCO Emerging Markets Full Spectrum Bond Fund

PIMCO Global Advantage® Strategy Bond Fund

PIMCO Global Bond Opportunities Fund (Unhedged)

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

PIMCO International Bond Fund (Unhedged)

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

		Page

Chairman’s Letter		2

Important Information About the Funds		4

Expense Examples		16

Benchmark Descriptions		18

Financial Highlights		20

Statements of Assets and Liabilities		28

Statements of Operations		32

Statements of Changes in Net Assets		34

Notes to Financial Statements		161

Glossary		189

Approval of Investment Advisory Contract and Other Agreements		190

Fund	Fund Summary	Schedule of Investments

PIMCO Emerging Markets Bond Fund	8	36

PIMCO Emerging Markets Corporate Bond Fund	9	53

PIMCO Emerging Markets Currency and Short-Term Investments Fund	10	63

PIMCO Emerging Markets Full Spectrum Bond Fund	11	76

PIMCO Global Advantage® Strategy Bond Fund	12	79

PIMCO Global Bond Opportunities Fund (Unhedged)	13	100

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	14	119

PIMCO International Bond Fund (Unhedged)	15	139

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and a discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase corporate bonds on the open market. Finally, in August 2020, Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. In March 2020, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rate at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan

2	PIMCO INTERNATIONAL BOND FUNDS

Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

After falling sharply during the first quarter of 2020, global equities rallied from April through August 2020. In our view, global equities rallied because investor sentiment improved given significant stimulus efforts from central banks around the world. A portion of those gains were then given back in September, as COVID-19 cases rose in many parts of the world and geopolitical risks increased. All told, U.S. equities, as represented by the S&P 500 Index, returned 31.31%. Emerging market equities, as measured by the MSCI Emerging Markets Index, returned 29.37%, whereas global equities, as represented by the MSCI World Index, returned 28.82%. Meanwhile, Japanese equities, as represented by the Nikkei 225 Index (in JPY), returned 23.39% and European equities, as represented by the MSCI Europe Index (in EUR), returned 12.71%.

Commodity prices were extremely volatile. When the reporting period began, Brent crude oil was approximately $22 a barrel. It ended the reporting period at roughly $42. We believe that oil prices rallied from their lows because producers reduced their output and investors anticipated improving demand as global economies started to reopen. Elsewhere, copper and gold prices moved higher.

Finally, there were also periods of volatility in the foreign exchange markets, due in part, in our view, to signs of moderating global growth, trade conflicts and changing central bank monetary policies, along with several geopolitical events. The U.S. dollar weakened against a number of other major currencies. For example, the U.S. dollar returned -6.26%, -4.03% and -1.95% versus the euro, the British pound and the Japanese yen, respectively.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Emerging Markets Bond Fund, PIMCO Emerging Markets Corporate Bond Fund, PIMCO Emerging Markets Currency and Short-Term Investments Fund, PIMCO Emerging Markets Full Spectrum Bond Fund, PIMCO Global Advantage® Strategy Bond Fund, PIMCO Global Bond Opportunities Fund (Unhedged), PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) and PIMCO International Bond Fund (Unhedged) (each a “Fund” and collectively, the “Funds”).

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest its assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds or series of the Trust sub-advised by Gurtin Municipal Bond Management, (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held. The cost of investing in the PIMCO Emerging Markets Full Spectrum Bond Fund will generally be higher than the cost of investing in a mutual fund that invests directly in individual stocks and bonds.

We believe that equity funds and bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that equity funds and bond funds are subject to notable risks.

Among other things, equity and equity-related securities may decline in value due to both real and perceived general market, economic, and industry conditions. The values of equity securities, such as common stocks and preferred securities, have historically risen and fallen in periodic cycles and may decline due to general market conditions, which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. Equity securities may also decline due to factors that affect a particular industry or industries, such as labor shortages, increased production costs and competitive conditions within an industry. In addition, the value of an equity security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services, as well as the historical and prospective earnings of the issuer and the value of its assets. Different types of equity securities may react differently to these developments and a change in the financial condition of a single issuer may affect securities markets as a whole.

During a general downturn in the securities markets, multiple asset classes, including equity securities, may decline in value simultaneously.

The market price of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. Equity securities generally have greater price volatility than fixed income securities and common stocks generally have the greatest appreciation and depreciation potential of all corporate securities.

Bond funds and fixed income securities are subject to a variety of risks, including interest rate risk, liquidity risk and market risk. In an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of a Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and

4	PIMCO INTERNATIONAL BOND FUNDS

Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19. The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities (and/or portfolio securities of Underlying PIMCO Funds or Acquired Funds, as applicable).

A Fund may have significant exposure to issuers in the United Kingdom. The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate, (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

A Fund may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact a Fund’s performance and/or ability to achieve its investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of a Fund could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Fund to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart and Average Annual Total Return table reflect any sales load that would have applied at the time of purchase or any Contingent Deferred Sales Charge (“CDSC”) that would have applied if a full redemption occurred on the last business day of the period shown in the Cumulative Returns chart. Class A shares are subject to an initial sales charge. A CDSC may be imposed in certain circumstances on Class A shares that are purchased without an initial sales charge and then redeemed during the first 12 months after purchase. Class C shares are subject to a 1% CDSC, which may apply in the first year. The Cumulative Returns chart reflects only Institutional Class performance. Performance for I-2, I-3, Administrative Class, Class A, Class C and Class R shares, if applicable, is typically lower than Institutional Class performance due to the lower expenses paid by Institutional Class shares. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class, I-2, I-3 and Administrative Class shares is

$1,000,000. The minimum initial investment amount for Class A and Class C shares is $1,000. There is no minimum initial investment for Class R shares. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance average of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share classes along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	I-2	I-3	Administrative Class	Class A	Class C	Diversification Status
PIMCO Emerging Markets Bond Fund	07/31/97	07/31/97	04/30/08	04/27/18	—	07/31/97	07/31/97	Diversified
PIMCO Emerging Markets Corporate Bond Fund	07/01/09	07/01/09	—	—	—	—	—	Diversified
PIMCO Emerging Markets Currency and Short-Term Investments Fund	05/31/05	05/31/05	04/30/08	—	—	05/31/05	—	Diversified
PIMCO Emerging Markets Full Spectrum Bond Fund	02/25/13	02/25/13	—	—	—	—	—	Diversified
PIMCO Global Advantage® Strategy Bond Fund	02/05/09	02/05/09	—	—	—	02/05/09	—	Diversified
PIMCO Global Bond Opportunities Fund (Unhedged)	11/23/93	11/23/93	—	—	07/31/96	01/31/18	—	Non-diversified
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	10/02/95	02/25/98	04/30/08	—	09/30/03	10/02/95	10/02/95	Non-diversified
PIMCO International Bond Fund (Unhedged)	04/30/04	04/30/04	04/30/08	04/27/18	02/28/06	07/30/04	07/30/04	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other

6	PIMCO INTERNATIONAL BOND FUNDS

delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures

(“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30th, are available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of the Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO Emerging Markets Bond Fund

Institutional Class - PEBIX
I-2 - PEMPX	Class A - PAEMX
I-3 - PEBNX	Class C - PEBCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2020†§

Mexico	7.8%

Indonesia	6.9%

Short-Term Instruments‡	6.8%

United States	4.6%

United Arab Emirates	4.2%

Brazil	3.9%

Turkey	3.8%

Qatar	3.8%

South Africa	3.4%

Chile	3.3%

Russia	3.2%

Dominican Republic	2.8%

Argentina	2.4%

Saudi Arabia	2.4%

Ukraine	2.3%

Egypt	2.2%

Nigeria	1.9%

Luxembourg	1.8%

Peru	1.7%

Panama	1.6%

China	1.6%

Colombia	1.4%

Azerbaijan	1.3%

Kazakhstan	1.2%

Uruguay	1.2%

Oman	1.2%

Cayman Islands	1.2%

Ghana	1.1%

Israel	1.1%

Guatemala	1.1%

Angola	1.1%

India	1.0%

Philippines	1.0%

Romania	1.0%

Netherlands	1.0%

Other	11.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/31/97)
PIMCO Emerging Markets Bond Fund Institutional Class	14.76%	2.78%	7.19%	4.63%	8.78%
PIMCO Emerging Markets Bond Fund I-2	14.70%	2.68%	7.08%	4.53%	8.67%
PIMCO Emerging Markets Bond Fund I-3	14.69%	2.63%	7.03%	4.47%	8.62%
PIMCO Emerging Markets Bond Fund Class A	14.55%	2.40%	6.79%	4.22%	8.35%
PIMCO Emerging Markets Bond Fund Class A (adjusted)	10.26%	(1.44)%	5.98%	3.83%	8.17%
PIMCO Emerging Markets Bond Fund Class C	14.12%	1.63%	6.00%	3.45%	7.55%
PIMCO Emerging Markets Bond Fund Class C (adjusted)	13.12%	0.65%	6.00%	3.45%	7.55%
J.P. Morgan Emerging Markets Bond Index (EMBI) Global	13.75%	2.47%	6.03%	5.21%	7.66%
Lipper Emerging Market Hard Currency Debt Funds Average	16.36%	1.25%	5.37%	3.74%	6.75%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, 1.08% for I-3 shares, 1.25% for Class A shares and 2.00% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Off-benchmark exposure to South African corporate debt contributed to performance, as the South African corporate debt index increased.

»	Overweight exposure to Ukrainian external debt contributed to performance, as the Ukrainian external debt index increased.

»	Underweight exposure to Emerging Market external spreads detracted from performance, as Emerging Market external spreads tightened.

»	Underweight exposure to Angolan external debt detracted from performance, as the Angolan external debt index increased.

8	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Corporate Bond Fund

Institutional Class - PEMIX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2020†§

United States	14.4%

Cayman Islands	13.5%

Brazil	7.9%

Ireland	4.9%

Short-Term Instruments‡	4.1%

South Africa	4.1%

Mexico	3.7%

Luxembourg	3.5%

Netherlands	3.5%

Turkey	3.4%

Canada	2.4%

Virgin Islands (British)	2.4%

Russia	2.3%

Singapore	2.3%

Argentina	2.1%

Mauritius	2.0%

United Arab Emirates	1.9%

Israel	1.9%

Colombia	1.6%

Chile	1.4%

India	1.3%

United Kingdom	1.3%

Panama	1.2%

China	1.2%

Other	11.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (07/01/09)
PIMCO Emerging Markets Corporate Bond Fund Institutional Class	14.68%	2.97%	6.74%	4.02%	5.71%
J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	14.39%	5.08%	6.57%	5.67%	7.45%
Lipper Emerging Market Hard Currency Debt Funds Average	16.36%	1.25%	5.37%	3.74%	5.67%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 06/30/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 1.02% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Corporate Bond Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of corporate Fixed Income Instruments that are economically tied to emerging market countries, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Brazilian corporate debt contributed to performance, as the Brazil corporate debt index increased.

»	Overweight exposure to South African corporate debt contributed to performance, as the South African corporate debt index increased.

»	Underweight exposure to Emerging Market corporate spreads detracted from performance, as Emerging Markets corporate spreads tightened.

»	Underweight exposure to Zambian corporate debt detracted from performance, as the Zambia corporate debt index increased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Emerging Markets Currency and Short-Term Investments Fund

Institutional Class - PLMIX	Class A - PLMAX
I-2 - PLMPX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2020†§

Short-Term Instruments‡	49.1%

United States	12.2%

South Africa	7.8%

Brazil	7.4%

Dominican Republic	5.1%

United Kingdom	4.3%

Argentina	1.8%

Ukraine	1.3%

Peru	1.2%

Supranational	1.2%

Kazakhstan	1.1%

Mauritius	1.1%

Other	6.4%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/31/05)
PIMCO Emerging Markets Currency and Short-Term Investments Fund Institutional Class	9.46%	0.23%	2.93%	0.13%	2.64%
PIMCO Emerging Markets Currency and Short-Term Investments Fund I-2	9.41%	0.13%	2.83%	0.03%	2.54%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A	9.24%	(0.16)%	2.52%	(0.27)%	2.23%
PIMCO Emerging Markets Currency and Short-Term Investments Fund Class A (adjusted)	5.15%	(3.91)%	1.74%	(0.65)%	1.97%
J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	4.90%	(0.41)%	2.40%	(0.30)%	2.65%
JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	4.90%	(0.41)%	2.40%	(0.30)%	2.49%
Lipper Alternative Currency Strategies Average	3.75%	0.61%	0.36%	(1.14)%	0.99%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.88% for the Institutional Class shares, 0.98% for I-2 shares, and 1.28% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Currency and Short-Term Investments Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in currencies of, or in Fixed Income Instruments denominated in the currencies of, emerging market countries, and in short-term investments. The Fund’s investments in currencies or Fixed Income Instruments, including short-term investments, may be represented by forwards or derivatives such as options, futures contracts or swap agreements. The Fund may, but is not required to, hedge its exposure to non-U.S. currencies. Assets not invested in currencies or instruments denominated in currencies of emerging market countries or in short-term investments may be invested in other types of Fixed Income Instruments. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Long exposure to Emerging Market external debt contributed to performance, as the Emerging Market external debt index increased.

»	Overweight exposure to Emerging Market local duration contributed to performance, as the Emerging Market local debt index increased.

»	Long exposure to the Argentine Peso detracted from performance, as the currency depreciated versus the U.S. dollar.

»	Long exposure to the Dominican Peso detracted from performance, as the currency depreciated versus the U.S. dollar.

10	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Emerging Markets Full Spectrum Bond Fund

Institutional Class - PFSIX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Top Holdings as of September 30, 2020†§

PIMCO Emerging Markets Local Currency and Bond Fund	48.4%

PIMCO Emerging Markets Corporate Bond Fund	24.7%

PIMCO Emerging Markets Bond Fund	24.4%

Huarong Finance Co. Ltd., 3.625% due 11/22/2021	0.1%
†	% of Investments, at value.

§	Top Holdings and % of Investments exclude securities sold short, financial derivative instruments and short-term instruments, if any.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	Fund Inception (02/25/13)
PIMCO Emerging Markets Full Spectrum Bond Fund Institutional Class	14.12%	0.76%	5.70%	0.62%
50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index (EMBI) Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	12.28%	1.19%	5.61%	1.64%
Lipper Emerging Market Hard Currency Debt Funds Average	16.36%	1.25%	5.37%	2.19%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 02/28/2013.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end, which includes the Acquired Fund Fees and Expenses (Underlying PIMCO Fund expenses), was 2.25% for the Institutional Class shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Emerging Markets Full Spectrum Bond Fund seeks maximum total return, consistent with prudent investment management. The Fund is designed to provide dynamic exposure to a broad range of emerging market fixed income asset classes, such as external debt obligations of sovereign, quasi-sovereign, and corporate entities; currencies, and local currency-denominated obligations of sovereigns, quasi-sovereigns, and corporate issuers. PIMCO uses a three-step active management approach in seeking to achieve the Fund’s investment objective: 1) develop a target asset allocation to implement across the eligible investments; 2) identify additional opportunities for country and security selection designed to add value beyond the target asset allocation within each of the eligible investments; and 3) employ additional investment strategies designed to either mitigate or emphasize risks resulting from the implementation of the target asset allocation. This active management approach is driven by PIMCO’s global macroeconomic views, emerging markets expertise and experience across a wide range of investment instruments. The Fund’s assets are allocated in a manner that reflects PIMCO’s views regarding the attractiveness of key investment risk factors, considering both return potential and volatility, and includes an assessment of aggregate country, issuer and currency exposures. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to Emerging Market local interest rates contributed to relative performance, as local rates performed better than the broader index.

»	Non-Emerging Market exposure for cash-backing purposes contributed to relative performance.

»	Selection within Ecuadorian external sovereign debt detracted from relative performance.

»	Emerging Markets currency positioning detracted from relative performance.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Global Advantage® Strategy Bond Fund

Institutional Class - PSAIX	Class A - PGSAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2020†§

United States	52.1%

United Kingdom	8.2%

Italy	5.5%

Japan	3.6%

Cayman Islands	2.8%

Australia	2.7%

Denmark	2.6%

Spain	2.1%

Russia	1.7%

France	1.5%

Peru	1.2%

Germany	1.2%

Short-Term Instruments‡	1.1%

Other	13.7%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (02/05/09)
PIMCO Global Advantage® Strategy Bond Fund Institutional Class	9.52%	5.05%	5.34%	2.81%	4.37%
PIMCO Global Advantage® Strategy Bond Fund Class A	9.30%	4.63%	4.92%	2.40%	3.96%
PIMCO Global Advantage® Strategy Bond Fund Class A (adjusted)	5.19%	0.72%	4.13%	2.01%	3.62%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	6.07%	6.24%	3.92%	2.36%	3.50%
PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	4.82%	3.52%	4.32%	3.15%	4.29%
Lipper Global Income Funds Average	8.49%	4.82%	3.91%	2.68%	4.43%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 01/31/2009.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.86% for the Institutional Class shares, and 1.26% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Strategy Bond Fund seeks total return which exceeds that of its benchmarks, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Positions in emerging market external debt contributed to relative performance as spreads tightened. The JP Morgan Emerging Market Bond Index, which generally tracks the spread of emerging market external debt, decreased.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance as total returns for these securities were positive.

»	Positions in inflation-linked securities – specifically Treasury Inflation Protected Securities – contributed to relative performance as breakeven rates increased.

»	Underweight exposure to the euro detracted from relative performance as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to select Dollar Block currencies, particularly the Australian and Canadian dollar, detracted from relative performance as these currencies appreciated against the U.S. dollar.

»	Underweight exposure to the Japanese yen detracted from relative performance as the currency appreciated relative to the U.S. dollar.

12	PIMCO INTERNATIONAL BOND FUNDS

PIMCO Global Bond Opportunities Fund (Unhedged)

Institutional Class - PIGLX	Class A - PAGPX
Administrative Class - PADMX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown as of September 30, 2020†§

United States	53.4%

United Kingdom	7.8%

France	5.5%

Spain	3.5%

Australia	3.3%

Denmark	3.1%

China	2.7%

Italy	2.6%

Japan	2.6%

Cayman Islands	2.5%

Netherlands	1.4%

Peru	1.2%

Germany	1.2%

Qatar	1.2%

Short-Term Instruments‡	0.7%

Other	7.3%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (11/23/93)
PIMCO Global Bond Opportunities Fund (Unhedged) Institutional Class	12.75%	6.45%	3.67%	2.76%	5.66%
PIMCO Global Bond Opportunities Fund (Unhedged) Administrative Class	12.61%	6.18%	3.41%	2.50%	5.41%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A	12.52%	6.02%	3.26%	2.35%	5.25%
PIMCO Global Bond Opportunities Fund (Unhedged) Class A (adjusted)	8.35%	2.03%	2.46%	1.95%	5.10%
Bloomberg Barclays Global Aggregate (USD Unhedged) Index	6.07%	6.24%	3.92%	2.36%	4.88%♦
Lipper Global Income Funds Average	8.49%	4.82%	3.91%	2.68%	4.85%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 11/30/1993.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.67% for the Institutional Class shares, 0.92% for Administrative Class shares, and 1.07% for Class A shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Securities may be denominated in major foreign currencies or the U.S. dollar. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities contributed to absolute performance as total returns for these securities were positive.

»

Long exposure to select developed market currencies, particularly the Norwegian krone and Swedish krona, contributed to absolute performance as these currencies appreciated relative to the U.S. dollar.

»	Positions in investment-grade corporate debt in the beginning of the reporting period contributed to absolute performance as spreads tightened.

»	Long exposure to duration in China detracted from absolute performance as yields increased.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

Institutional Class - PGBIX	Class A - PAIIX
I-2 - PGNPX	Class C - PCIIX
Administrative Class - PGDAX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown

as of September 30, 2020†§

United States	54.7%

United Kingdom	8.8%

Spain	3.9%

Australia	3.3%

Cayman Islands	3.1%

Japan	3.1%

Denmark	2.9%

China	2.9%

France	2.6%

Short-Term Instruments‡	1.8%

Netherlands	1.7%

Qatar	1.5%

Peru	1.3%

Ireland	1.2%

Germany	1.2%

Italy	1.0%

Other	5.0%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (10/02/95)
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Institutional Class	7.53%	5.34%	4.28%	4.57%	6.26%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) I-2	7.48%	5.24%	4.18%	4.47%	6.15%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Administrative Class	7.40%	5.08%	4.02%	4.31%	5.99%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A	7.35%	4.97%	3.92%	4.20%	5.86%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class A (adjusted)	3.32%	1.04%	3.13%	3.80%	5.70%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C	6.95%	4.19%	3.14%	3.43%	5.06%
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) Class C (adjusted)	5.95%	3.19%	3.14%	3.43%	5.06%
Bloomberg Barclays Global Aggregate (USD Hedged) Index	3.16%	4.14%	4.32%	3.92%	5.40%♦
Lipper Global Income Funds Average	8.49%	4.82%	3.91%	2.68%	4.90%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

♦ Average annual total return since 09/30/1995

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Class C shares. The prior Class C performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.59% for the Institutional Class shares, 0.69% for I-2 shares, 0.84% for Administrative Class shares, 0.94% for Class A shares and 1.69% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) seeks maximum total return, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. Securities may be denominated in major foreign currencies or the U.S. dollar. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 20% of its total assets. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Positions in non-Agency mortgage-backed securities (“MBS”) contributed to absolute performance as total returns for these securities were positive.

»	Positions in investment-grade corporate debt contributed to absolute performance as spreads tightened.

»

Positions in emerging market external debt contributed to absolute performance as spreads tightened. The JP Morgan Emerging Market Bond Index, which generally tracks the spread of emerging market external debt, decreased.

»	Long exposure to duration in China detracted from absolute performance as yields increased.

14	PIMCO INTERNATIONAL BOND FUNDS

PIMCO International Bond Fund (Unhedged)

Institutional Class - PFUIX	Administrative Class - PFUUX
I-2 - PFUPX	Class A - PFUAX
I-3 - PFUNX	Class C - PFRCX

Cumulative Returns Through September 30, 2020

$1,000,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Geographic Breakdown

as of September 30, 2020†§

United States	44.1%

United Kingdom	9.4%

Japan	8.2%

China	7.1%

Spain	3.7%

Australia	3.2%

Denmark	3.1%

France	2.8%

Italy	2.4%

Cayman Islands	2.2%

Qatar	1.6%

South Korea	1.5%

Germany	1.4%

Netherlands	1.2%

Short-Term Instruments‡	0.2%

Other	7.9%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

‡	Includes Central Funds Used for Cash Management Purposes.

Average Annual Total Return for the period ended September 30, 2020

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (04/30/04)
PIMCO International Bond Fund (Unhedged) Institutional Class	14.10%	6.83%	4.28%	2.29%	4.46%
PIMCO International Bond Fund (Unhedged) I-2	14.04%	6.72%	4.18%	2.20%	4.36%
PIMCO International Bond Fund (Unhedged) I-3	14.02%	6.68%	4.13%	2.14%	4.31%
PIMCO International Bond Fund (Unhedged) Administrative Class	13.96%	6.56%	4.02%	2.05%	4.20%
PIMCO International Bond Fund (Unhedged) Class A	13.87%	6.40%	3.87%	1.89%	4.03%
PIMCO International Bond Fund (Unhedged) Class A (adjusted)	9.60%	2.41%	3.08%	1.50%	3.79%
PIMCO International Bond Fund (Unhedged) Class C	13.45%	5.61%	3.09%	1.13%	3.25%
PIMCO International Bond Fund (Unhedged) Class C (adjusted)	12.45%	4.61%	3.09%	1.13%	3.25%
Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	7.66%	5.48%	3.60%	1.35%	3.41%
Lipper International Income Funds Average	8.15%	2.48%	3.01%	1.82%	4.32%

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

* Cumulative return.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. The adjusted returns take into account the maximum sales charge of 3.75% on Class A shares and 1.00% CDSC on Class C shares. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

For periods prior to the inception date of a share class launched subsequent to the Fund’s inception date, the performance information shown is adjusted for the performance of the Fund’s Institutional Class shares. The prior Institutional Class performance has been adjusted to reflect the distribution and/or service fees and other expenses paid by each respective share class.

The Fund’s total annual operating expense ratio in effect as of period end were 0.63% for the Institutional Class shares, 0.73% for I-2 shares, 0.83% for I-3 shares, 0.88% for Administrative Class shares, 1.03% for Class A shares, and 1.78% for Class C shares. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

Investment Objective and Strategy Overview

PIMCO International Bond Fund (Unhedged) seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 80% of its assets in Fixed Income Instruments that are economically tied to at least three non-U.S. countries. The Fund’s investments in Fixed Income Instruments may be represented by forwards or derivatives such as options, futures contracts or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»

Overweight exposure to select developed market currencies, particularly the Norwegian krone and Swedish krona, contributed to relative performance as these currencies appreciated relative to the U.S. dollar.

»	Overweight exposure to select Dollar Block currencies, particularly the Australian dollar, contributed to relative performance as the currency appreciated against the U.S. dollar.

»	Positions in non-Agency mortgage-backed securities contributed to relative performance as total returns for these securities were positive.

»	Underweight exposure to the Euro detracted from relative performance as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to the Chinese yuan detracted from relative performance as the currency appreciated relative to the U.S. dollar.

»	Underweight exposure to the Japanese yen detracted from relative performance as the currency appreciated relative to the U.S. dollar.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Emerging Markets Bond Fund
Institutional Class	$1,000.00	$1,147.60	$4.79	$1,000.00	$1,020.61	$4.51	0.89%
I-2	1,000.00	1,147.00	5.33	1,000.00	1,020.10	5.01	0.99
I-3	1,000.00	1,146.90	5.60	1,000.00	1,019.85	5.27	1.04
Class A	1,000.00	1,145.50	6.78	1,000.00	1,018.75	6.38	1.26
Class C	1,000.00	1,141.20	10.79	1,000.00	1,014.99	10.15	2.01

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class	$1,000.00	$1,146.80	$4.84	$1,000.00	$1,020.56	$4.56	0.90%

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class	$1,000.00	$1,094.60	$4.52	$1,000.00	$1,020.76	$4.36	0.86%
I-2	1,000.00	1,094.10	5.04	1,000.00	1,020.26	4.86	0.96
Class A	1,000.00	1,092.40	6.61	1,000.00	1,018.75	6.38	1.26

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class	$1,000.00	$1,141.20	$0.54	$1,000.00	$1,024.57	$0.51	0.10%

16	PIMCO INTERNATIONAL BOND FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class	$1,000.00	$1,095.20	$3.68	$1,000.00	$1,021.56	$3.55	0.70%
Class A	1,000.00	1,093.00	5.77	1,000.00	1,019.55	5.57	1.10

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class	$1,000.00	$1,127.50	$3.09	$1,000.00	$1,022.16	$2.94	0.58%
Administrative Class	1,000.00	1,126.10	4.42	1,000.00	1,020.91	4.20	0.83
Class A	1,000.00	1,125.20	5.22	1,000.00	1,020.16	4.96	0.98

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class	$1,000.00	$1,075.30	$2.91	$1,000.00	$1,022.26	$2.84	0.56%
I-2	1,000.00	1,074.80	3.43	1,000.00	1,021.76	3.35	0.66
Administrative Class	1,000.00	1,074.00	4.21	1,000.00	1,021.01	4.10	0.81
Class A	1,000.00	1,073.50	4.73	1,000.00	1,020.51	4.61	0.91
Class C	1,000.00	1,069.50	8.61	1,000.00	1,016.75	8.39	1.66

PIMCO International Bond Fund (Unhedged)
Institutional Class	$1,000.00	$1,141.00	$2.79	$1,000.00	$1,022.46	$2.64	0.52%
I-2	1,000.00	1,140.40	3.33	1,000.00	1,021.96	3.14	0.62
I-3	1,000.00	1,140.20	3.59	1,000.00	1,021.71	3.40	0.67
Administrative Class	1,000.00	1,139.60	4.13	1,000.00	1,021.21	3.90	0.77
Class A	1,000.00	1,138.70	4.93	1,000.00	1,020.46	4.66	0.92
Class C	1,000.00	1,134.50	8.94	1,000.00	1,016.70	8.44	1.67

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 9, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Benchmark Descriptions

Index*	Benchmark Description

50% JPMorgan Global Bond Index Emerging Markets-Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified	The benchmark is a blend of 50% JPMorgan Global Bond Index Emerging Markets- Global Diversified, 25% JPMorgan Emerging Markets Bond Index Global and 25% JPMorgan Corporate Emerging Market Bond Index Diversified. The JPMorgan Global Bond Index Emerging Markets - Global Diversified is a uniquely-weighted version of the Emerging Markets Bond Index Global. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries eligible current face amounts of debt outstanding. The JPMorgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds. JPMorgan Corporate Emerging Market Bond Index Diversified tracks total returns of US dollar-denominated debt instruments issued by corporate entities in Emerging Markets countries.

Bloomberg Barclays Global Aggregate (USD Hedged) Index	Bloomberg Barclays Global Aggregate (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate (USD Unhedged) Index	Bloomberg Barclays Global Aggregate (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The three major components of this index are the U.S. Aggregate, the Pan-European Aggregate, and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds, Canadian Government securities, and USD investment grade 144A securities.

Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index	Bloomberg Barclays Global Aggregate ex-USD (USD Unhedged) Index provides a broad-based measure of the global investment-grade fixed income markets. The major components of this index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The index also includes Eurodollar and Euro-Yen corporate bonds and Canadian Government securities.

J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI)	The J.P. Morgan Corporate Emerging Markets Bond Index Diversified (CEMBI) is a uniquely weighted version of the CEMBI index. It limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

J.P. Morgan Emerging Local Markets Index Plus (Unhedged)	J.P. Morgan Emerging Local Markets Index Plus (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade.

JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged)	JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) tracks total returns for local-currency-denominated money market instruments in 22 emerging markets countries with at least US$10 billion of external trade. For periods prior to May 2010, the JPMorgan Emerging Local Markets Index Plus +Bid (Unhedged) contains back-tested index data which re-calculates the index return using bid-side FX Spot, Forwards, and LIBOR rates.

J.P. Morgan Emerging Markets Bond Index (EMBI) Global	J.P. Morgan Emerging Markets Bond Index (EMBI) Global tracks total returns for United States Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, and Eurobonds.

PIMCO Global Advantage Bond Index (GLADI) (USD, Partially Hedged)	The PIMCO Global Advantage Bond Index® (GLADI) (USD, Partially Hedged) is a diversified global index that covers a wide spectrum of global fixed income opportunities and sectors, from developed to emerging markets, nominal to real asset, and cash to derivative instruments. Unlike traditional indices, which are frequently comprised of bonds weighted according to their market capitalization, GLADI uses GDP-weighting which puts an emphasis on faster-growing areas of the world and thus makes the index forward-looking in nature. PIMCO’s GLADI methodology is intellectual property covered by U.S. Patent No. 8,306,892. GLOBAL ADVANTAGE and GLADI are trademarks of Pacific Investment Management Company LLC.

*	It is not possible to invest directly in an unmanaged index.

18	PIMCO INTERNATIONAL BOND FUNDS

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.20	$0.21	$1.14	$1.35	$(0.21)	$0.00	$0.00	$(0.21)

03/31/2020	10.27	0.47	(1.05)	(0.58)	(0.49)	0.00	0.00	(0.49)

03/31/2019	10.39	0.43	(0.11)	0.32	(0.44)	0.00	0.00	(0.44)

03/31/2018	10.43	0.47	0.00	0.47	(0.51)	0.00	0.00	(0.51)

03/31/2017	9.70	0.55	0.76	1.31	(0.45)	0.00	(0.13)	(0.58)

03/31/2016	10.23	0.48	(0.45)	0.03	(0.51)	(0.05)	0.00	(0.56)
I-2

04/01/2020 - 09/30/2020+	9.20	0.20	1.15	1.35	(0.21)	0.00	0.00	(0.21)

03/31/2020	10.27	0.46	(1.05)	(0.59)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.39	0.42	(0.11)	0.31	(0.43)	0.00	0.00	(0.43)

03/31/2018	10.43	0.47	(0.01)	0.46	(0.50)	0.00	0.00	(0.50)

03/31/2017	9.70	0.54	0.76	1.30	(0.44)	0.00	(0.13)	(0.57)

03/31/2016	10.23	0.47	(0.45)	0.02	(0.50)	(0.05)	0.00	(0.55)
I-3

04/01/2020 - 09/30/2020+	9.20	0.20	1.14	1.34	(0.20)	0.00	0.00	(0.20)

03/31/2020	10.27	0.46	(1.06)	(0.60)	(0.47)	0.00	0.00	(0.47)

04/27/2018 - 03/31/2019	10.25	0.40	0.01	0.41	(0.39)	0.00	0.00	(0.39)
Class A

04/01/2020 - 09/30/2020+	9.20	0.19	1.14	1.33	(0.19)	0.00	0.00	(0.19)

03/31/2020	10.27	0.43	(1.05)	(0.62)	(0.45)	0.00	0.00	(0.45)

03/31/2019	10.39	0.39	(0.11)	0.28	(0.40)	0.00	0.00	(0.40)

03/31/2018	10.43	0.44	(0.01)	0.43	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.70	0.51	0.76	1.27	(0.41)	0.00	(0.13)	(0.54)

03/31/2016	10.23	0.44	(0.45)	(0.01)	(0.47)	(0.05)	0.00	(0.52)
Class C

04/01/2020 - 09/30/2020+	9.20	0.15	1.14	1.29	(0.15)	0.00	0.00	(0.15)

03/31/2020	10.27	0.35	(1.05)	(0.70)	(0.37)	0.00	0.00	(0.37)

03/31/2019	10.39	0.31	(0.10)	0.21	(0.33)	0.00	0.00	(0.33)

03/31/2018	10.43	0.36	(0.01)	0.35	(0.39)	0.00	0.00	(0.39)

03/31/2017	9.70	0.44	0.76	1.20	(0.34)	0.00	(0.13)	(0.47)

03/31/2016	10.23	0.37	(0.45)	(0.08)	(0.40)	(0.05)	0.00	(0.45)

PIMCO Emerging Markets Corporate Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$9.44	$0.22	$1.16	$1.38	$(0.20)	$0.00	$0.00	$(0.20)

03/31/2020	10.50	0.49	(1.07)	(0.58)	(0.48)	0.00	0.00	(0.48)

03/31/2019	10.55	0.52	(0.07)	0.45	(0.50)	0.00	0.00	(0.50)

03/31/2018	10.58	0.48	(0.04)	0.44	(0.47)	0.00	0.00	(0.47)

03/31/2017	9.83	0.48	0.76	1.24	(0.49)	0.00	0.00	(0.49)

03/31/2016	10.52	0.48	(0.68)	(0.20)	(0.49)	0.00	0.00	(0.49)

PIMCO Emerging Markets Currency and Short-Term Investments Fund
Institutional Class

04/01/2020 - 09/30/2020+	$7.04	$0.11	$0.55	$0.66	$(0.05)	$0.00	$0.00	$(0.05)

03/31/2020	8.05	0.33	(1.02)	(0.69)	(0.08)	0.00	(0.24)	(0.32)

03/31/2019	9.62	0.34	(0.90)	(0.56)	(0.93)	0.00	(0.08)	(1.01)

03/31/2018	9.07	0.28	0.55	0.83	(0.28)	0.00	0.00	(0.28)

03/31/2017	8.75	0.28	0.30	0.58	(0.26)	0.00	0.00	(0.26)

03/31/2016	9.09	0.22	(0.34)	(0.12)	(0.08)	0.00	(0.14)	(0.22)
I-2

04/01/2020 - 09/30/2020+	7.04	0.12	0.54	0.66	(0.05)	0.00	0.00	(0.05)

03/31/2020	8.05	0.33	(1.03)	(0.70)	(0.07)	0.00	(0.24)	(0.31)

03/31/2019	9.62	0.33	(0.90)	(0.57)	(0.92)	0.00	(0.08)	(1.00)

03/31/2018	9.07	0.27	0.55	0.82	(0.27)	0.00	0.00	(0.27)

03/31/2017	8.75	0.27	0.30	0.57	(0.25)	0.00	0.00	(0.25)

03/31/2016	9.09	0.22	(0.35)	(0.13)	(0.07)	0.00	(0.14)	(0.21)

20	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.34	14.76%	$1,951,730	0.89	%*	0.89	%*	0.83	%*	0.83	%*	4.09	%*	45%

9.20	(6.15)	1,535,816	0.88		0.88		0.83		0.83		4.51		97

10.27	3.28	1,834,852	0.85		0.85		0.83		0.83		4.30		26

10.39	4.48	1,531,972	0.84		0.84		0.83		0.83		4.50		30

10.43	13.78	1,400,479	0.83		0.83		0.83		0.83		5.37		44

9.70	0.45	1,032,754	0.83		0.83		0.83		0.83		4.89		43

10.34	14.70	160,206	0.99	*	0.99	*	0.93	*	0.93	*	4.01	*	45

9.20	(6.24)	128,568	0.98		0.98		0.93		0.93		4.42		97

10.27	3.18	121,082	0.95		0.95		0.93		0.93		4.19		26

10.39	4.38	117,780	0.94		0.94		0.93		0.93		4.41		30

10.43	13.66	114,136	0.93		0.93		0.93		0.93		5.26		44

9.70	0.36	113,311	0.93		0.93		0.93		0.93		4.76		43

10.34	14.69	3,187	1.04	*	1.09	*	0.98	*	1.03	*	3.94	*	45

9.20	(6.29)	2,754	1.03		1.08		0.98		1.03		4.38		97

10.27	4.23	1,054	1.00	*	1.05	*	0.98	*	1.03	*	4.33	*	26

10.34	14.55	206,802	1.26	*	1.26	*	1.20	*	1.20	*	3.73	*	45

9.20	(6.49)	189,790	1.25		1.25		1.20		1.20		4.14		97

10.27	2.90	237,364	1.22		1.22		1.20		1.20		3.91		26

10.39	4.10	273,186	1.21		1.21		1.20		1.20		4.17		30

10.43	13.36	153,067	1.20		1.20		1.20		1.20		5.00		44

9.70	0.09	162,167	1.20		1.20		1.20		1.20		4.50		43

10.34	14.12	18,820	2.01	*	2.01	*	1.95	*	1.95	*	2.97	*	45

9.20	(7.19)	20,216	2.00		2.00		1.95		1.95		3.39		97

10.27	2.14	31,351	1.97		1.97		1.95		1.95		3.15		26

10.39	3.33	41,967	1.96		1.96		1.95		1.95		3.42		30

10.43	12.51	65,724	1.95		1.95		1.95		1.95		4.25		44

9.70	(0.66)	71,150	1.95		1.95		1.95		1.95		3.78		43

$10.62	14.68%	$161,330	0.90	%*	0.90	%*	0.90	%*	0.90	%*	4.19	%*	20%

9.44	(6.00)	118,363	1.02		1.02		0.90		0.90		4.60		67

10.50	4.49	158,019	0.98		0.98		0.90		0.90		5.07		46

10.55	4.23	140,249	0.95	(e)	0.95	(e)	0.93	(e)	0.93	(e)	4.51		81

10.58	12.81	136,911	0.95		0.95		0.95		0.95		4.68		94

9.83	(1.89)	139,423	1.05	(f)	1.05	(f)	1.05	(f)	1.05	(f)	4.73		69

$7.65	9.46%	$601,636	0.86	%*	0.86	%*	0.85	%*	0.85	%*	3.08	%*	19%

7.04	(8.98)	1,979,921	0.88		0.88		0.85		0.85		4.19		84

8.05	(5.57)	2,876,945	0.88		0.88		0.85		0.85		3.90		39

9.62	9.31	4,127,541	0.87		0.87		0.85		0.85		2.98		62

9.07	6.76	4,006,383	0.87		0.87		0.85		0.85		3.12		82

8.75	(1.27)	3,907,369	0.86		0.86		0.85		0.85		2.56		64

7.65	9.41	5,278	0.96	*	0.96	*	0.95	*	0.95	*	3.21	*	19

7.04	(9.07)	4,518	0.98		0.98		0.95		0.95		4.12		84

8.05	(5.66)	6,785	0.98		0.98		0.95		0.95		3.84		39

9.62	9.20	9,450	0.97		0.97		0.95		0.95		2.88		62

9.07	6.66	7,050	0.97		0.97		0.95		0.95		3.03		82

8.75	(1.36)	6,745	0.96		0.96		0.95		0.95		2.47		64

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)
Class A

04/01/2020 - 09/30/2020+	$7.04	$0.11	$0.54	$0.65	$(0.04)	$0.00	$0.00	$(0.04)

03/31/2020	8.05	0.31	(1.03)	(0.72)	(0.05)	0.00	(0.24)	(0.29)

03/31/2019	9.62	0.30	(0.89)	(0.59)	(0.90)	0.00	(0.08)	(0.98)

03/31/2018	9.07	0.24	0.56	0.80	(0.25)	0.00	0.00	(0.25)

03/31/2017	8.75	0.24	0.31	0.55	(0.23)	0.00	0.00	(0.23)

03/31/2016	9.09	0.19	(0.34)	(0.15)	(0.07)	0.00	(0.12)	(0.19)

PIMCO Emerging Markets Full Spectrum Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$6.38	$0.15	$0.75	$0.90	$(0.15)	$0.00	$0.00	$(0.15)

03/31/2020	7.24	0.16	(0.63)	(0.47)	(0.32)	0.00	(0.07)	(0.39)

03/31/2019	7.89	0.33	(0.60)	(0.27)	(0.32)	0.00	(0.06)	(0.38)

03/31/2018	7.65	0.22	0.44	0.66	(0.34)	0.00	(0.08)	(0.42)

03/31/2017	7.31	0.40	0.33	0.73	(0.39)	0.00	0.00	(0.39)

03/31/2016	7.94	0.36	(0.62)	(0.26)	(0.37)	0.00	0.00	(0.37)

PIMCO Global Advantage® Strategy Bond Fund
Institutional Class

04/01/2020 - 09/30/2020+	$10.49	$0.16	$0.84	$1.00	$(0.12)	$0.00	$0.00	$(0.12)

03/31/2020	10.79	0.36	(0.34)	0.02	(0.32)	0.00	0.00	(0.32)

03/31/2019	10.85	0.32	(0.12)	0.20	(0.26)	0.00	0.00	(0.26)

03/31/2018	10.52	0.30	0.24	0.54	(0.10)	0.00	(0.11)	(0.21)

03/31/2017	10.06	0.30	0.37	0.67	(0.01)	0.00	(0.20)	(0.21)

03/31/2016	10.38	0.22	(0.32)	(0.10)	0.00	0.00	(0.22)	(0.22)
Class A

04/01/2020 - 09/30/2020+	10.49	0.14	0.83	0.97	(0.09)	0.00	0.00	(0.09)

03/31/2020	10.79	0.31	(0.33)	(0.02)	(0.28)	0.00	0.00	(0.28)

03/31/2019	10.85	0.28	(0.13)	0.15	(0.21)	0.00	0.00	(0.21)

03/31/2018	10.52	0.26	0.24	0.50	(0.08)	0.00	(0.09)	(0.17)

03/31/2017	10.06	0.26	0.37	0.63	(0.01)	0.00	(0.16)	(0.17)

03/31/2016	10.38	0.18	(0.32)	(0.14)	0.00	0.00	(0.18)	(0.18)

PIMCO Global Bond Opportunities Fund (Unhedged)
Institutional Class

04/01/2020 - 09/30/2020+	$8.32	$0.12	$0.94	$1.06	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	8.94	0.28	(0.63)	(0.35)	(0.16)	0.00	(0.11)	(0.27)

03/31/2019	9.65	0.27	(0.52)	(0.25)	(0.16)	(0.21)	(0.09)	(0.46)

03/31/2018	9.15	0.24	0.45	0.69	(0.19)	0.00	0.00	(0.19)

03/31/2017	9.18	0.22	(0.05)	0.17	(0.20)	0.00	0.00	(0.20)

03/31/2016	9.12	0.20	0.03	0.23	(0.00)	0.00	(0.17)	(0.17)
Administrative Class

04/01/2020 - 09/30/2020+	8.32	0.11	0.94	1.05	(0.09)	0.00	0.00	(0.09)

03/31/2020	8.94	0.25	(0.62)	(0.37)	(0.14)	0.00	(0.11)	(0.25)

03/31/2019	9.65	0.25	(0.53)	(0.28)	(0.13)	(0.21)	(0.09)	(0.43)

03/31/2018	9.15	0.22	0.44	0.66	(0.16)	0.00	0.00	(0.16)

03/31/2017	9.18	0.20	(0.06)	0.14	(0.17)	0.00	0.00	(0.17)

03/31/2016	9.12	0.18	0.02	0.20	(0.00)	0.00	(0.14)	(0.14)
Class A

04/01/2020 - 09/30/2020+	8.32	0.10	0.94	1.04	(0.08)	0.00	0.00	(0.08)

03/31/2020	8.94	0.24	(0.63)	(0.39)	(0.12)	0.00	(0.11)	(0.23)

03/31/2019	9.65	0.24	(0.53)	(0.29)	(0.12)	(0.21)	(0.09)	(0.42)

01/31/2018 - 03/31/2018	9.77	0.06	(0.15)	(0.09)	(0.03)	0.00	0.00	(0.03)

22	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$7.65	9.24%	$10,424	1.26	%*	1.26	%*	1.25	%*	1.25	%*	2.90	%*	19%

7.04	(9.34)	10,329	1.28		1.28		1.25		1.25		3.84		84

8.05	(5.94)	17,637	1.28		1.28		1.25		1.25		3.51		39

9.62	8.88	27,108	1.27		1.27		1.25		1.25		2.57		62

9.07	6.34	11,702	1.27		1.27		1.25		1.25		2.73		82

8.75	(1.66)	17,595	1.26		1.26		1.25		1.25		2.16		64

$7.13	14.12%	$345,306	0.10	%*	0.94	%*	0.10	%*	0.94	%*	4.20	%*	5%

6.38	(7.05)	240,570	0.08		0.94		0.08		0.94		2.12		21

7.24	(3.23)	403,252	0.07		0.94		0.07		0.94		4.57		9

7.89	8.83	423,689	0.09	(g)	0.97	(g)	0.09	(g)	0.97	(g)	2.77		4

7.65	10.27	364,302	0.11		0.99		0.11		0.99		5.28		16

7.31	(3.24)	340,542	0.04		0.99		0.04		0.99		4.91		42

$11.37	9.52%	$324,237	0.70	%*	0.70	%*	0.65	%*	0.65	%*	2.86	%*	261%

10.49	0.09	325,587	0.86		0.86		0.65		0.65		3.27		407

10.79	1.88	403,420	0.85		0.85		0.65		0.65		3.02		299

10.85	5.17	427,754	0.74	(h)	0.74	(h)	0.68	(h)	0.68	(h)	2.83		264

10.52	6.78	453,803	0.77		0.77		0.70		0.70		2.89		341

10.06	(0.92)	903,363	0.74		0.74		0.70		0.70		2.17		263

11.37	9.30	13,973	1.10	*	1.10	*	1.05	*	1.05	*	2.45	*	261

10.49	(0.30)	13,288	1.26		1.26		1.05		1.05		2.80		407

10.79	1.48	7,874	1.25		1.25		1.05		1.05		2.62		299

10.85	4.75	10,013	1.14	(h)	1.14	(h)	1.08	(h)	1.08	(h)	2.44		264

10.52	6.35	8,484	1.17		1.17		1.10		1.10		2.47		341

10.06	(1.32)	14,080	1.14		1.14		1.10		1.10		1.79		263

$9.28	12.75%	$125,230	0.58	%*	0.58	%*	0.55	%*	0.55	%*	2.61	%*	267%

8.32	(4.09)	125,831	0.67		0.67		0.55		0.55		3.09		440

8.94	(2.60)	173,384	0.72		0.72		0.55		0.55		2.99		272

9.65	7.56	230,027	0.65		0.65		0.55		0.55		2.51		309

9.15	1.79	294,292	0.61		0.61		0.55		0.55		2.39		433

9.18	2.54	409,319	0.57		0.57		0.55		0.55		2.29		380

9.28	12.61	62,301	0.83	*	0.83	*	0.80	*	0.80	*	2.36	*	267

8.32	(4.33)	63,445	0.92		0.92		0.80		0.80		2.84		440

8.94	(2.84)	83,658	0.97		0.97		0.80		0.80		2.75		272

9.65	7.29	101,563	0.90		0.90		0.80		0.80		2.27		309

9.15	1.54	107,463	0.86		0.86		0.80		0.80		2.15		433

9.18	2.29	121,198	0.82		0.82		0.80		0.80		2.04		380

9.28	12.52	7,975	0.98	*	0.98	*	0.95	*	0.95	*	2.23	*	267

8.32	(4.47)	10,391	1.07		1.07		0.95		0.95		2.69		440

8.94	(2.99)	11,099	1.12		1.12		0.95		0.95		2.60		272

9.65	(0.92)	15,496	1.05	*	1.05	*	0.95	*	0.95	*	3.82	*	309

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)
Institutional Class

04/01/2020 - 09/30/2020+	$9.92	$0.10	$0.65	$0.75	$(0.10)	$0.00	$0.00	$(0.10)

03/31/2020	10.21	0.26	(0.13)	0.13	(0.42)	0.00	0.00	(0.42)

03/31/2019	10.22	0.24	(0.02)	0.22	(0.23)	0.00	0.00	(0.23)

03/31/2018	10.22	0.19	0.14	0.33	(0.26)	(0.07)	0.00	(0.33)

03/31/2017	10.00	0.20	0.28	0.48	(0.26)	0.00	0.00	(0.26)

03/31/2016	10.59	0.17	(0.20)	(0.03)	(0.44)	(0.12)	0.00	(0.56)
I-2

04/01/2020 - 09/30/2020+	9.92	0.10	0.64	0.74	(0.09)	0.00	0.00	(0.09)

03/31/2020	10.21	0.25	(0.13)	0.12	(0.41)	0.00	0.00	(0.41)

03/31/2019	10.22	0.23	(0.02)	0.21	(0.22)	0.00	0.00	(0.22)

03/31/2018	10.22	0.18	0.14	0.32	(0.25)	(0.07)	0.00	(0.32)

03/31/2017	10.00	0.19	0.28	0.47	(0.25)	0.00	0.00	(0.25)

03/31/2016	10.59	0.16	(0.20)	(0.04)	(0.43)	(0.12)	0.00	(0.55)
Administrative Class

04/01/2020 - 09/30/2020+	9.92	0.09	0.64	0.73	(0.08)	0.00	0.00	(0.08)

03/31/2020	10.21	0.24	(0.13)	0.11	(0.40)	0.00	0.00	(0.40)

03/31/2019	10.22	0.22	(0.03)	0.19	(0.20)	0.00	0.00	(0.20)

03/31/2018	10.22	0.16	0.15	0.31	(0.24)	(0.07)	0.00	(0.31)

03/31/2017	10.00	0.18	0.28	0.46	(0.24)	0.00	0.00	(0.24)

03/31/2016	10.59	0.14	(0.19)	(0.05)	(0.42)	(0.12)	0.00	(0.54)
Class A

04/01/2020 - 09/30/2020+	9.92	0.09	0.64	0.73	(0.08)	0.00	0.00	(0.08)

03/31/2020	10.21	0.23	(0.13)	0.10	(0.39)	0.00	0.00	(0.39)

03/31/2019	10.22	0.21	(0.03)	0.18	(0.19)	0.00	0.00	(0.19)

03/31/2018	10.22	0.15	0.15	0.30	(0.23)	(0.07)	0.00	(0.30)

03/31/2017	10.00	0.16	0.29	0.45	(0.23)	0.00	0.00	(0.23)

03/31/2016	10.59	0.14	(0.20)	(0.06)	(0.41)	(0.12)	0.00	(0.53)
Class C

04/01/2020 - 09/30/2020+	9.92	0.05	0.64	0.69	(0.04)	0.00	0.00	(0.04)

03/31/2020	10.21	0.15	(0.13)	0.02	(0.31)	0.00	0.00	(0.31)

03/31/2019	10.22	0.13	(0.02)	0.11	(0.12)	0.00	0.00	(0.12)

03/31/2018	10.22	0.07	0.15	0.22	(0.15)	(0.07)	0.00	(0.22)

03/31/2017	10.00	0.09	0.28	0.37	(0.15)	0.00	0.00	(0.15)

03/31/2016	10.59	0.06	(0.20)	(0.14)	(0.33)	(0.12)	0.00	(0.45)

PIMCO International Bond Fund (Unhedged)
Institutional Class

04/01/2020 - 09/30/2020+	$8.83	$0.11	$1.13	$1.24	$(0.08)	$0.00	$0.00	$(0.08)

03/31/2020	9.50	0.23	(0.68)	(0.45)	(0.19)	0.00	(0.03)	(0.22)

03/31/2019	10.37	0.24	(0.69)	(0.45)	(0.28)	(0.13)	(0.01)	(0.42)

03/31/2018	9.51	0.22	0.79	1.01	(0.15)	0.00	0.00	(0.15)

03/31/2017	9.66	0.25	(0.21)	0.04	(0.13)	0.00	(0.06)	(0.19)

03/31/2016	9.62	0.23	(0.02)	0.21	0.00	(0.03)	(0.14)	(0.17)
I-2

04/01/2020 - 09/30/2020+	8.83	0.10	1.14	1.24	(0.08)	0.00	0.00	(0.08)

03/31/2020	9.50	0.22	(0.68)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

03/31/2019	10.37	0.23	(0.69)	(0.46)	(0.27)	(0.13)	(0.01)	(0.41)

03/31/2018	9.51	0.21	0.79	1.00	(0.14)	0.00	0.00	(0.14)

03/31/2017	9.66	0.24	(0.21)	0.03	(0.12)	0.00	(0.06)	(0.18)

03/31/2016	9.62	0.22	(0.02)	0.20	0.00	(0.03)	(0.13)	(0.16)
I-3

04/01/2020 - 09/30/2020+	8.83	0.10	1.13	1.23	(0.07)	0.00	0.00	(0.07)

03/31/2020	9.50	0.21	(0.67)	(0.46)	(0.18)	0.00	(0.03)	(0.21)

04/27/2018 - 03/31/2019	10.13	0.20	(0.44)	(0.24)	(0.26)	(0.13)	0.00	(0.39)

24	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$10.57	7.53%	$697,216	0.56	%*	0.56	%*	0.55	%*	0.55	%*	2.01	%*	310%

9.92	1.21	757,077	0.59		0.59		0.55		0.55		2.56		469

10.21	2.18	810,426	0.62		0.62		0.55		0.55		2.41		295

10.22	3.24	724,490	0.59		0.59		0.55		0.55		1.83		307

10.22	4.88	572,631	0.57		0.57		0.55		0.55		1.94		395

10.00	(0.09)	492,168	0.57		0.57		0.55		0.55		1.64		354

10.57	7.48	61,044	0.66	*	0.66	*	0.65	*	0.65	*	1.92	*	310

9.92	1.11	58,463	0.69		0.69		0.65		0.65		2.46		469

10.21	2.08	61,502	0.72		0.72		0.65		0.65		2.30		295

10.22	3.13	70,107	0.69		0.69		0.65		0.65		1.72		307

10.22	4.77	72,658	0.67		0.67		0.65		0.65		1.82		395

10.00	(0.19)	49,706	0.67		0.67		0.65		0.65		1.57		354

10.57	7.40	12,174	0.81	*	0.81	*	0.80	*	0.80	*	1.77	*	310

9.92	0.96	9,549	0.84		0.84		0.80		0.80		2.30		469

10.21	1.93	5,219	0.87		0.87		0.80		0.80		2.15		295

10.22	2.98	6,344	0.84		0.84		0.80		0.80		1.57		307

10.22	4.62	8,900	0.82		0.82		0.80		0.80		1.72		395

10.00	(0.34)	7,322	0.82		0.82		0.80		0.80		1.42		354

10.57	7.35	44,821	0.91	*	0.91	*	0.90	*	0.90	*	1.67	*	310

9.92	0.86	47,017	0.94		0.94		0.90		0.90		2.22		469

10.21	1.83	61,647	0.97		0.97		0.90		0.90		2.06		295

10.22	2.88	71,213	0.94		0.94		0.90		0.90		1.46		307

10.22	4.51	80,744	0.92		0.92		0.90		0.90		1.60		395

10.00	(0.44)	71,768	0.92		0.92		0.90		0.90		1.33		354

10.57	6.95	7,556	1.66	*	1.66	*	1.65	*	1.65	*	0.91	*	310

9.92	0.11	7,973	1.69		1.69		1.65		1.65		1.48		469

10.21	1.07	10,315	1.72		1.72		1.65		1.65		1.30		295

10.22	2.11	15,536	1.69		1.69		1.65		1.65		0.71		307

10.22	3.73	22,700	1.67		1.67		1.65		1.65		0.86		395

10.00	(1.20)	26,066	1.67		1.67		1.65		1.65		0.58		354

$9.99	14.10%	$748,177	0.52	%*	0.52	%*	0.50	%*	0.50	%*	2.23	%*	289%

8.83	(4.88)	748,973	0.63		0.63		0.50		0.50		2.40		325

9.50	(4.25)	938,509	0.66		0.66		0.50		0.50		2.44		208

10.37	10.67	758,960	0.59		0.59		0.50		0.50		2.17		150

9.51	0.35	578,721	0.60		0.60		0.50		0.50		2.56		267

9.66	2.31	715,413	0.52		0.52		0.50		0.50		2.50		327

9.99	14.04	196,591	0.62	*	0.62	*	0.60	*	0.60	*	2.11	*	289

8.83	(4.98)	123,353	0.73		0.73		0.60		0.60		2.27		325

9.50	(4.35)	133,765	0.76		0.76		0.60		0.60		2.33		208

10.37	10.56	244,642	0.69		0.69		0.60		0.60		2.07		150

9.51	0.25	66,644	0.70		0.70		0.60		0.60		2.44		267

9.66	2.21	73,243	0.62		0.62		0.60		0.60		2.40		327

9.99	14.02	67,156	0.67	*	0.72	*	0.65	*	0.70	*	2.08	*	289

8.83	(5.02)	89,804	0.78		0.83		0.65		0.70		2.18		325

9.50	(2.24)	36,071	0.81	*	0.86	*	0.65	*	0.70	*	2.11	*	208

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period Ended^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO International Bond Fund (Unhedged) (Cont.)
Administrative Class

04/01/2020 - 09/30/2020+	$8.83	$0.09	$1.14	$1.23	$(0.07)	$0.00	$0.00	$(0.07)

03/31/2020	9.50	0.21	(0.68)	(0.47)	(0.17)	0.00	(0.03)	(0.20)

03/31/2019	10.37	0.21	(0.69)	(0.48)	(0.25)	(0.13)	(0.01)	(0.39)

03/31/2018	9.51	0.19	0.79	0.98	(0.12)	0.00	0.00	(0.12)

03/31/2017	9.66	0.21	(0.20)	0.01	(0.10)	0.00	(0.06)	(0.16)

03/31/2016	9.62	0.21	(0.02)	0.19	0.00	(0.03)	(0.12)	(0.15)
Class A

04/01/2020 - 09/30/2020+	8.83	0.09	1.13	1.22	(0.06)	0.00	0.00	(0.06)

03/31/2020	9.50	0.19	(0.68)	(0.49)	(0.15)	0.00	(0.03)	(0.18)

03/31/2019	10.37	0.20	(0.69)	(0.49)	(0.24)	(0.13)	(0.01)	(0.38)

03/31/2018	9.51	0.18	0.79	0.97	(0.11)	0.00	0.00	(0.11)

03/31/2017	9.66	0.21	(0.21)	0.00	(0.09)	0.00	(0.06)	(0.15)

03/31/2016	9.62	0.19	(0.01)	0.18	0.00	(0.03)	(0.11)	(0.14)
Class C

04/01/2020 - 09/30/2020+	8.83	0.05	1.14	1.19	(0.03)	0.00	0.00	(0.03)

03/31/2020	9.50	0.12	(0.68)	(0.56)	(0.08)	0.00	(0.03)	(0.11)

03/31/2019	10.37	0.13	(0.69)	(0.56)	(0.17)	(0.13)	(0.01)	(0.31)

03/31/2018	9.51	0.10	0.79	0.89	(0.03)	0.00	0.00	(0.03)

03/31/2017	9.66	0.14	(0.22)	(0.08)	(0.01)	0.00	(0.06)	(0.07)

03/31/2016	9.62	0.13	(0.02)	0.11	0.00	(0.02)	(0.05)	(0.07)

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

Ratios shown do not include expenses of the investment companies in which a Fund may invest. See Note 9, Fees and Expenses, in the Notes to Financial Statements for more information regarding the expenses and any applicable fee waivers associated with these investments.

(e)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.50%.
(f)	Effective October 2, 2015, the Fund’s Investment advisory fee was decreased by 0.20% to an annual rate of 0.55%.
(g)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.54%.
(h)	Effective October 2, 2017, the Fund’s Investment advisory fee was decreased by 0.05% to an annual rate of 0.35%.

26	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets(d)
Net Asset Value End of Year or Period(a)	Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

$9.99	13.96%	$32,776	0.77	%*	0.77	%*	0.75	%*	0.75	%*	1.97	%*	289%

8.83	(5.12)	30,519	0.88		0.88		0.75		0.75		2.15		325

9.50	(4.49)	53,398	0.91		0.91		0.75		0.75		2.19		208

10.37	10.40	79,082	0.84		0.84		0.75		0.75		1.92		150

9.51	0.10	33,544	0.85		0.85		0.75		0.75		2.19		267

9.66	2.06	18,614	0.77		0.77		0.75		0.75		2.21		327

9.99	13.87	219,149	0.92	*	0.92	*	0.90	*	0.90	*	1.82	*	289

8.83	(5.26)	190,729	1.03		1.03		0.90		0.90		1.98		325

9.50	(4.64)	211,975	1.06		1.06		0.90		0.90		2.04		208

10.37	10.23	286,033	0.99		0.99		0.90		0.90		1.83		150

9.51	(0.05)	62,578	1.00		1.00		0.90		0.90		2.18		267

9.66	1.91	89,231	0.92		0.92		0.90		0.90		2.09		327

9.99	13.45	4,467	1.67	*	1.67	*	1.65	*	1.65	*	1.08	*	289

8.83	(5.97)	4,565	1.78		1.78		1.65		1.65		1.27		325

9.50	(5.35)	8,151	1.81		1.81		1.65		1.65		1.29		208

10.37	9.41	10,820	1.74		1.74		1.65		1.65		1.03		150

9.51	(0.80)	18,596	1.75		1.75		1.65		1.65		1.42		267

9.66	1.14	25,357	1.67		1.67		1.65		1.65		1.36		327

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Assets:

Investments, at value
Investments in securities*	$2,374,082	$160,136	$366,261	$793
Investments in Affiliates	101,536	6,225	246,863	342,311
Financial Derivative Instruments
Exchange-traded or centrally cleared	567	6	444	0
Over the counter	9,896	267	41,833	1
Cash	0	0	0	1
Deposits with counterparty	7,887	593	3,387	0
Foreign currency, at value	2,665	95	4,368	0
Receivable for investments sold	8,366	6,307	34,610	0
Receivable for TBA investments sold	21,526	0	2,294	0
Receivable for Fund shares sold	2,060	61	33	2,571
Interest and/or dividends receivable	29,092	2,182	8,554	3
Dividends receivable from Affiliates	35	0	55	1,279
Reimbursement receivable from PIMCO	0	0	0	246
Other assets	0	0	0	0
Total Assets	2,557,712	175,872	708,702	347,205

Liabilities:

Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$96,511	$804	$0	$0
Payable for sale-buyback transactions	0	10,743	0	0
Payable for short sales	29,674	0	2,234	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	1,321	42	579	0
Over the counter	810	60	30,526	0
Payable for investments purchased	30,950	2,587	12,326	0
Payable for investments in Affiliates purchased	35	0	55	1,325
Payable for investments purchased on a delayed-delivery basis	0	0	28,494	0
Payable for TBA investments purchased	36,394	0	0	0
Deposits from counterparty	9,983	0	16,655	0
Payable for Fund shares redeemed	7,588	89	8	306
Distributions payable	1,855	92	1	0
Overdraft due to custodian	82	0	1	0
Accrued investment advisory fees	897	69	231	154
Accrued supervisory and administrative fees	794	55	207	114
Accrued distribution fees	12	0	0	0
Accrued servicing fees	47	0	2	0
Accrued taxes payable	0	0	1	0
Other liabilities	14	1	44	0
Total Liabilities	216,967	14,542	91,364	1,899

Net Assets	$2,340,745	$161,330	$617,338	$345,306

Net Assets Consist of:

Paid in capital	$2,604,126	$230,799	$1,401,901	$438,260
Distributable earnings (accumulated loss)	(263,381)	(69,469)	(784,563)	(92,954)

Net Assets	$2,340,745	$161,330	$617,338	$345,306

Cost of investments in securities	$2,404,056	$168,390	$413,284	$791
Cost of investments in Affiliates	$101,169	$6,224	$246,852	$333,801
Cost of foreign currency held	$2,709	$114	$4,581	$0
Proceeds received on short sales	$29,564	$0	$2,294	$0
Cost or premiums of financial derivative instruments, net	$(1,165)	$304	$(5,048)	$(1)

* Includes repurchase agreements of:	$48,779	$591	$1,241	$588

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$575,866	$320,210	$1,258,679	$1,856,881
408	406	10,935	1,190

326	453	1,662	1,496
3,464	2,108	7,904	13,075
5	2	9	11
5,034	5,476	4,009	18,586
2,001	1,304	5,959	5,819
9,283	14,702	32,318	28,607
243,046	167,156	734,599	848,343
335	39	841	3,523
2,397	1,254	4,153	8,414
0	0	6	1
0	0	0	3
6	3	9	19
842,171	513,113	2,061,083	2,785,968

$68,213	$41,886	$64,805	$97,577
0	0	0	10,819
25,574	18,604	78,853	114,545

358	383	1,475	1,155
2,370	3,058	6,557	30,329
8,034	3,879	15,813	22,877
0	0	6	1
395,087	247,730	1,062,381	1,231,002
0	0	0	0
2,970	1,722	6,090	7,104
1,152	234	1,573	1,423
2	6	298	164
0	0	0	0
98	41	178	260
85	50	223	315
0	12	7	9
3	2	11	46
11	0	0	0
4	0	2	26
503,961	317,607	1,238,272	1,517,652

$338,210	$195,506	$822,811	$1,268,316

$339,354	$186,921	$803,325	$1,243,697
(1,144)	8,585	19,486	24,619

$338,210	$195,506	$822,811	$1,268,316

$558,378	$302,991	$1,217,171	$1,773,292
$407	$405	$10,927	$1,184
$2,238	$1,423	$6,311	$6,393
$25,012	$18,481	$78,403	$114,725
$66	$560	$2,757	$2,523

$6,073	$1,866	$11,325	$2,627

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Statements of Assets and Liabilities (Cont.)

	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Net Assets:

Institutional Class	$1,951,730	$161,330	$601,636	$345,306
I-2	160,206	N/A	5,278	N/A
I-3	3,187	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	206,802	N/A	10,424	N/A
Class C	18,820	N/A	N/A	N/A

Shares Issued and Outstanding:

Institutional Class	188,675	15,198	78,654	48,453
I-2	15,487	N/A	690	N/A
I-3	308	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	19,992	N/A	1,363	N/A
Class C	1,819	N/A	N/A	N/A

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.34	$10.62	$7.65	$7.13
I-2	10.34	N/A	7.65	N/A
I-3	10.34	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A
Class A	10.34	N/A	7.65	N/A
Class C	10.34	N/A	N/A	N/A

(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

30	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$324,237	$125,230	$697,216	$748,177
N/A	N/A	61,044	196,591
N/A	N/A	N/A	67,156
N/A	62,301	12,174	32,776
13,973	7,975	44,821	219,149
N/A	N/A	7,556	4,467

28,513	13,496	65,940	74,905
N/A	N/A	5,773	19,682
N/A	N/A	N/A	6,723
N/A	6,714	1,151	3,281
1,229	860	4,239	21,941
N/A	N/A	715	447

$11.37	$9.28	$10.57	$9.99
N/A	N/A	10.57	9.99
N/A	N/A	N/A	9.99
N/A	9.28	10.57	9.99
11.37	9.28	10.57	9.99
N/A	N/A	10.57	9.99

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund

Investment Income:

Interest, net of foreign taxes*	$55,272	$3,768	$20,792	$3
Dividends	0	2	0	0
Dividends from Investments in Affiliates	417	6	305	6,568
Total Income	55,689	3,776	21,097	6,571

Expenses:

Investment advisory fees	5,028	370	2,423	824
Supervisory and administrative fees	4,453	296	2,165	610
Distribution and/or servicing fees - Administrative Class	N/A	N/A	N/A	N/A
Distribution fees - Class C	76	N/A	N/A	N/A
Servicing fees - Class A	252	N/A	13	N/A
Servicing fees - Class C	25	N/A	N/A	N/A
Trustee fees	5	0	5	1
Interest expense	660	1	61	0
Miscellaneous expense	0	0	0	0
Total Expenses	10,499	667	4,667	1,435
Waiver and/or Reimbursement by PIMCO	(1)	0	0	(1,288)
Net Expenses	10,498	667	4,667	147

Net Investment Income (Loss)	45,191	3,109	16,430	6,424

Net Realized Gain (Loss):

Investments in securities	(25,015)	(85)	(125,022)	(1)
Investments in Affiliates	99	2	(739)	(1,288)
Exchange-traded or centrally cleared financial derivative instruments	10,725	1,186	(21,655)	0
Over the counter financial derivative instruments	(1,348)	(327)	(50,965)	3
Short sales	297	0	(37)	0
Foreign currency	(3,294)	(96)	2,372	0

Net Realized Gain (Loss)	(18,536)	680	(196,046)	(1,286)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	267,815	15,579	197,218	1
Investments in Affiliates	726	1	2,067	30,307
Exchange-traded or centrally cleared financial derivative instruments	(8,139)	(1,111)	14,855	0
Over the counter financial derivative instruments	6,769	(208)	76,154	(1)
Short sales	(112)	0	0	0
Foreign currency assets and liabilities	(843)	(54)	3,638	0

Net Change in Unrealized Appreciation (Depreciation)	266,216	14,207	293,932	30,307

Net Increase (Decrease) in Net Assets Resulting from Operations	$292,871	$17,996	$114,316	$35,445

* Foreign tax withholdings	$12	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

32	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	PIMCO International Bond Fund (Unhedged)

$5,944	$3,158	$11,060	$16,470
9	7	17	15
3	6	138	19
5,956	3,171	11,215	16,504

585	248	1,089	1,501
512	304	1,363	1,816
N/A	79	14	40
N/A	N/A	29	17
17	10	56	259
N/A	N/A	10	6
1	0	2	3
88	29	42	140
3	4	5	3
1,206	674	2,610	3,785
0	0	0	(24)
1,206	674	2,610	3,761

4,750	2,497	8,605	12,743

(409)	285	7,155	12,838
2	7	(783)	(72)
(1,323)	(1,230)	1,669	(6,171)
(5,013)	(283)	(13,087)	18,699
(223)	(81)	(1,157)	(474)
(1,030)	(1,475)	(1,204)	(1,851)

(7,996)	(2,777)	(7,407)	22,969

27,596	16,522	53,783	65,340
7	6	1,508	155
937	1,074	4,253	12,874
5,414	6,046	4,835	39,761
(435)	(114)	122	(353)
34	413	(2,245)	(233)

33,553	23,947	62,256	117,544

$30,307	$23,667	$63,454	$153,256

$0	$0	$1	$53

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Statements of Changes in Net Assets

	PIMCO Emerging Markets Bond Fund		PIMCO Emerging Markets Corporate Bond Fund		PIMCO Emerging Markets Currency and Short-Term Investments Fund		PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands†)	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$45,191	$95,016	$3,109	$6,469	$16,430	$119,729	$6,424	$6,768
Net realized gain (loss)	(18,536)	18,468	680	3,694	(196,046)	(121,865)	(1,286)	(16,016)
Net change in unrealized appreciation (depreciation)	266,216	(228,397)	14,207	(17,607)	293,932	(237,020)	30,307	(4,548)

Net Increase (Decrease) in Net Assets Resulting from Operations	292,871	(114,913)	17,996	(7,444)	114,316	(239,156)	35,445	(13,796)

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(38,956)	(80,502)	(2,854)	(6,284)	(9,171)	(28,425)	(6,431)	(13,815)
I-2	(2,876)	(6,695)	N/A	N/A	(35)	(41)	N/A	N/A
I-3	(65)	(97)	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	(3,846)	(9,902)	N/A	N/A	(57)	(93)	N/A	N/A
Class C	(309)	(972)	N/A	N/A	N/A	N/A	N/A	N/A

Tax basis return of capital
Institutional Class	0	0	0	0	0	(85,098)	0	(3,168)
I-2	0	0	N/A	N/A	0	(135)	N/A	N/A
I-3	0	0	N/A	N/A	N/A	N/A	N/A	N/A
Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
Class A	0	0	N/A	N/A	0	(428)	N/A	N/A
Class C	0	0	N/A	N/A	N/A	N/A	N/A	N/A

Total Distributions(b)	(46,052)	(98,168)	(2,854)	(6,284)	(9,263)	(114,220)	(6,431)	(16,983)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	216,782	(135,478)	27,825	(25,928)	(1,482,483)	(553,223)	75,722	(131,903)

Total Increase (Decrease) in Net Assets	463,601	(348,559)	42,967	(39,656)	(1,377,430)	(906,599)	104,736	(162,682)

Net Assets:

Beginning of period	1,877,144	2,225,703	118,363	158,019	1,994,768	2,901,367	240,570	403,252
End of period	$2,340,745	$1,877,144	$161,330	$118,363	$617,338	$1,994,768	$345,306	$240,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 13, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)	Class I-2 Shares liquidated at the close of business February 07, 2020.
(b)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

34	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

PIMCO Global Advantage® Strategy Bond Fund			PIMCO Global Bond Opportunities Fund (Unhedged)		PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)		PIMCO International Bond Fund (Unhedged)

Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020		Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$4,750	$12,525		$2,497	$7,469	$8,605	$25,539	$12,743	$31,866
(7,996)	8,252		(2,777)	(3,672)	(7,407)	12,257	22,969	(32,444)
33,553	(18,471)		23,947	(11,932)	62,256	(26,453)	117,544	(65,700)

30,307	2,306		23,667	(8,135)	63,454	11,343	153,256	(66,278)

(3,348)	(10,958)		(1,383)	(2,854)	(6,891)	(34,566)	(6,325)	(18,521)
N/A	(53	)(a)	N/A	N/A	(515)	(2,783)	(958)	(3,016)
N/A	N/A		N/A	N/A	N/A	N/A	(740)	(1,358)
N/A	N/A		(610)	(1,141)	(87)	(248)	(236)	(790)
(115)	(241)		(71)	(163)	(336)	(2,026)	(1,351)	(3,442)
N/A	N/A		N/A	N/A	(29)	(270)	(13)	(58)

0	0		0	(2,046)	0	0	0	(2,380)
N/A	0	(a)	N/A	N/A	0	0	0	(416)
N/A	N/A		N/A	N/A	N/A	N/A	0	(198)
N/A	N/A		0	(955)	0	0	0	(114)
0	0		0	(153)	0	0	0	(561)
N/A	N/A		N/A	N/A	0	0	0	(17)

(3,463)	(11,252)		(2,064)	(7,312)	(7,858)	(39,893)	(9,623)	(30,871)

(27,509)	(65,634)		(25,764)	(53,027)	(112,864)	(40,480)	(63,260)	(96,777)

(665)	(74,580)		(4,161)	(68,474)	(57,268)	(69,030)	80,373	(193,926)

338,875	413,455		199,667	268,141	880,079	949,109	1,187,943	1,381,869
$338,210	$338,875		$195,506	$199,667	$822,811	$880,079	$1,268,316	$1,187,943

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Emerging Markets Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.5%

ALBANIA 0.2%

SOVEREIGN ISSUES 0.2%

Albania Government International Bond
3.500% due 06/16/2027	EUR	4,300	$5,181

Total Albania (Cost $4,839)			5,181

ANGOLA 1.1%

SOVEREIGN ISSUES 1.1%

Angolan Government International Bond
8.000% due 11/26/2029		$9,400	7,473
8.250% due 05/09/2028		5,500	4,403
9.125% due 11/26/2049		3,600	2,817
9.500% due 11/12/2025		12,900	11,278

Total Angola (Cost $28,085)			25,971

ARGENTINA 2.6%

SOVEREIGN ISSUES 2.6%

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$15,138	6,320
0.125% due 07/09/2035 þ		49,847	18,742
0.125% due 01/09/2038 þ		8,793	3,770
0.125% due 07/09/2041 þ		60,613	24,169
0.125% due 07/09/2046 þ		1,334	514
1.000% due 07/09/2029		3,079	1,404

Provincia de Buenos Aires
9.950% due 06/09/2021 ^(c)		1,200	483
10.875% due 01/26/2021 ^(c)		333	141

Provincia de Cordoba
7.125% due 06/10/2021		250	155

Provincia de Entre Rios Argentina
8.750% due 02/08/2025 ^(c)		2,450	1,372

Provincia de la Rioja
9.750% due 02/24/2025 ^(c)		4,750	2,447

Provincia de Neuquen
7.500% due 04/27/2025		1,340	724

Total Argentina (Cost $71,190)			60,241

ARMENIA 0.1%

SOVEREIGN ISSUES 0.1%

Republic of Armenia International Bond
3.950% due 09/26/2029		$2,400	2,334

Total Armenia (Cost $2,355)			2,334

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Sappi Papier Holding GmbH
3.125% due 04/15/2026 (j)	EUR	1,500	1,498

Total Austria (Cost $1,605)			1,498

AZERBAIJAN 1.3%

CORPORATE BONDS & NOTES 1.1%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		$23,300	26,558

SOVEREIGN ISSUES 0.2%

Azerbaijan Government International Bond
4.750% due 03/18/2024		3,400	3,573

Republic of Azerbaijan International Bond
3.500% due 09/01/2032		1,700	1,640

			5,213

Total Azerbaijan (Cost $29,523)			31,771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BAHAMAS 0.2%

SOVEREIGN ISSUES 0.2%

Bahamas Government International Bond
6.000% due 11/21/2028		$6,150	$5,474

Total Bahamas (Cost $6,183)			5,474

BAHRAIN 0.2%

SOVEREIGN ISSUES 0.2%

Bahrain Government International Bond
5.625% due 09/30/2031		$3,800	3,718

Total Bahrain (Cost $3,937)			3,718

BELARUS 0.2%

SOVEREIGN ISSUES 0.2%

Republic of Belarus Ministry of Finance
5.875% due 02/24/2026		$600	559
6.378% due 02/24/2031		4,900	4,599

Total Belarus (Cost $5,365)			5,158

BRAZIL 4.1%

CORPORATE BONDS & NOTES 2.4%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		$4,800	4,908

Banco Votorantim S.A.
4.000% due 09/24/2022		2,600	2,672
4.500% due 09/24/2024		600	619

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		25,600	26,464

BRF S.A.
5.750% due 09/21/2050		2,400	2,389

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		1,800	1,805

CSN Resources S.A.
7.625% due 02/13/2023		300	311
7.625% due 04/17/2026		200	201

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		500	494

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (f)(g)		9,803	34

Petrobras Global Finance BV
6.850% due 06/05/2115		2,300	2,458
7.250% due 03/17/2044		1,500	1,713

Rede D’or Finance SARL
4.500% due 01/22/2030		1,700	1,613

Vale Overseas Ltd.
6.250% due 08/10/2026		2,300	2,723
6.875% due 11/21/2036		2,580	3,354
6.875% due 11/10/2039		2,250	2,965

Vale S.A.
3.750% due 01/10/2023	EUR	900	1,111

			55,834

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		$11,900	11,960

SOVEREIGN ISSUES 1.2%

Brazil Government International Bond
2.875% due 06/06/2025		8,700	8,776
4.625% due 01/13/2028		400	434
4.750% due 01/14/2050		18,374	17,889
5.000% due 01/27/2045		1,875	1,891

			28,990

Total Brazil (Cost $92,098)			96,784

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CAYMAN ISLANDS 1.3%

ASSET-BACKED SECURITIES 0.1%

Garanti Diversified Payment Rights Finance Co.
3.440% due 10/09/2021 «•	$1,292	$1,284

CORPORATE BONDS & NOTES 1.2%

Bioceanico Sovereign Certificate Ltd.
0.000% due 06/05/2034 (f)	5,018	3,751

China Evergrande Group
8.250% due 03/23/2022	2,200	1,974

Interoceanica Finance Ltd.
0.000% due 05/15/2030 (f)	6,100	5,089

Lima Metro Line Finance Ltd.
4.350% due 04/05/2036	4,300	4,762
5.875% due 07/05/2034	1,011	1,235

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	2,878	2,662

Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(b)	9,165	2,383

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	2,693	2,451

Sunac China Holdings Ltd.
7.250% due 06/14/2022	200	201
7.950% due 10/11/2023	300	304

Tencent Holdings Ltd.
3.240% due 06/03/2050	1,400	1,409
3.290% due 06/03/2060	1,500	1,530
3.975% due 04/11/2029	600	683

		28,434

Total Cayman Islands (Cost $30,826)		29,718

CHILE 3.5%

CORPORATE BONDS & NOTES 3.1%

Banco del Estado de Chile
2.704% due 01/09/2025	$1,600	1,685

Banco Santander Chile
2.700% due 01/10/2025	2,350	2,481

Corp. Nacional del Cobre de Chile
3.150% due 01/14/2030	2,200	2,344
3.625% due 08/01/2027	900	987
3.700% due 01/30/2050	2,000	2,123
4.250% due 07/17/2042	9,600	10,908
4.500% due 09/16/2025	6,500	7,339
4.500% due 08/01/2047	700	839
4.875% due 11/04/2044	4,320	5,396

Embotelladora Andina S.A.
3.950% due 01/21/2050	1,650	1,749

Empresa de los Ferrocarriles del Estado
3.068% due 08/18/2050	600	589

Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030	1,100	1,222
4.700% due 05/07/2050	3,100	3,816

Empresa Nacional de Telecomunicaciones S.A.
4.875% due 10/30/2024	15,750	16,853

GNL Quintero S.A.
4.634% due 07/31/2029	6,400	6,864

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	8,960	7,459

		72,654

SOVEREIGN ISSUES 0.4%

Chile Government International Bond
2.450% due 01/31/2031	8,300	8,727
3.240% due 02/06/2028	200	223
3.625% due 10/30/2042	1,000	1,153

		10,103

Total Chile (Cost $77,157)		82,757

36	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CHINA 1.6%

CORPORATE BONDS & NOTES 1.6%

Industrial & Commercial Bank of China Ltd.
3.538% due 11/08/2027		$1,500	$1,673

Sinopec Group Overseas Development Ltd.
2.150% due 05/13/2025		6,600	6,823
2.700% due 05/13/2030		6,400	6,739
3.250% due 09/13/2027		1,200	1,310
3.680% due 08/08/2049 (j)		2,700	3,139
3.680% due 08/08/2049		3,100	3,605
4.125% due 09/12/2025 (j)		2,300	2,596
4.375% due 10/17/2023 (j)		2,000	2,195
4.875% due 05/17/2042		5,710	7,529

State Grid Overseas Investment Ltd.
4.125% due 05/07/2024		400	442

Three Gorges Finance Cayman Islands Ltd.
3.150% due 06/02/2026		2,100	2,289

Total China (Cost $34,873)			38,340

COLOMBIA 1.5%

CORPORATE BONDS & NOTES 0.4%

Ecopetrol S.A.
5.875% due 05/28/2045		$2,100	2,292
7.375% due 09/18/2043		5,200	6,523

			8,815

SOVEREIGN ISSUES 1.1%

Colombia Government International Bond
4.125% due 05/15/2051		400	416
5.000% due 06/15/2045		9,300	10,869
5.200% due 05/15/2049		1,200	1,445
5.625% due 02/26/2044		200	249
6.125% due 01/18/2041		4,100	5,269
7.375% due 09/18/2037		5,225	7,374

			25,622

Total Colombia (Cost $28,569)			34,437

COSTA RICA 0.3%

SOVEREIGN ISSUES 0.3%

Costa Rica Government International Bond
5.625% due 04/30/2043		$7,900	6,559
6.125% due 02/19/2031		1,000	944
7.158% due 03/12/2045		200	183

Total Costa Rica (Cost $8,236)			7,686

CROATIA 0.0%

SOVEREIGN ISSUES 0.0%

Croatia Government International Bond
1.500% due 06/17/2031	EUR	500	610

Total Croatia (Cost $555)			610

DOMINICAN REPUBLIC 3.0%

SOVEREIGN ISSUES 3.0%

Dominican Republic International Bond
4.875% due 09/23/2032		$2,800	2,792
5.500% due 01/27/2025		4,800	5,118
5.875% due 04/18/2024		1,500	1,591
5.875% due 01/30/2060		10,300	9,785
5.950% due 01/25/2027		11,200	12,045
6.000% due 07/19/2028		10,550	11,379
6.400% due 06/05/2049		8,000	8,068
6.500% due 02/15/2048		1,300	1,322
6.850% due 01/27/2045		300	317
6.875% due 01/29/2026		2,700	3,011
7.500% due 05/06/2021		3,233	3,338
9.750% due 06/05/2026	DOP	137,400	2,489
10.375% due 03/04/2022		14,400	257
10.500% due 04/07/2023		67,000	1,217

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
10.750% due 08/11/2028	DOP	214,900	$4,012
10.875% due 01/14/2026		33,400	618
11.500% due 05/10/2024		7,900	148
16.950% due 02/04/2022		112,900	2,177

Total Dominican Republic (Cost $66,590)			69,684

ECUADOR 1.0%

SOVEREIGN ISSUES 1.0%

Ecuador Government International Bond
0.000% due 07/31/2030 (f)		$1,635	768
0.500% due 07/31/2030 þ		6,505	4,440
0.500% due 07/31/2035 þ		20,098	11,305
0.500% due 07/31/2040 ^þ(c)		2,050	1,107
0.500% due 07/31/2040 þ		10,832	5,497

Total Ecuador (Cost $25,061)			23,117

EGYPT 2.4%

SOVEREIGN ISSUES 2.4%

Egypt Government International Bond
4.750% due 04/11/2025	EUR	5,100	5,845
4.750% due 04/16/2026		4,500	5,031
5.577% due 02/21/2023		$2,800	2,884
6.125% due 01/31/2022 (j)		5,500	5,648
6.125% due 01/31/2022		6,100	6,265
6.375% due 04/11/2031	EUR	4,600	5,028
7.053% due 01/15/2032		$8,800	8,421
7.500% due 01/31/2027		1,500	1,581
7.600% due 03/01/2029		1,200	1,234
7.625% due 05/29/2032		800	784
7.903% due 02/21/2048		4,300	3,984
8.500% due 01/31/2047		7,500	7,285
8.700% due 03/01/2049		1,100	1,076

Total Egypt (Cost $54,776)			55,066

EL SALVADOR 0.5%

SOVEREIGN ISSUES 0.5%

El Salvador Government International Bond
7.125% due 01/20/2050		$4,350	3,419
7.625% due 09/21/2034		3,070	2,637
7.750% due 01/24/2023		500	483
8.250% due 04/10/2032		1,510	1,374
9.500% due 07/15/2052		3,600	3,429

Total El Salvador (Cost $13,272)			11,342

GABON 0.0%

SOVEREIGN ISSUES 0.0%

Gabon Government International Bond
6.375% due 12/12/2024		$693	656

Total Gabon (Cost $679)			656

GERMANY 0.5%

CORPORATE BONDS & NOTES 0.5%

Deutsche Bank AG
1.470% (US0003M + 1.190%) due 11/16/2022 ~		$2,200	2,167
3.700% due 05/30/2024		3,500	3,671
3.950% due 02/27/2023		5,600	5,886

Total Germany (Cost $10,797)			11,724

GHANA 1.2%

SOVEREIGN ISSUES 1.2%

Ghana Government International Bond
6.375% due 02/11/2027		$2,500	2,259
7.625% due 05/16/2029		4,950	4,496
7.875% due 03/26/2027		3,300	3,150
8.125% due 03/26/2032		8,800	7,743

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
8.750% due 03/11/2061		$7,800	$6,607
8.950% due 03/26/2051		3,800	3,300

Total Ghana (Cost $30,305)			27,555

GUATEMALA 1.1%

SOVEREIGN ISSUES 1.1%

Guatemala Government International Bond
4.375% due 06/05/2027		$1,400	1,502
4.500% due 05/03/2026		400	430
4.875% due 02/13/2028		1,900	2,102
4.900% due 06/01/2030		3,000	3,330
5.375% due 04/24/2032		800	922
5.750% due 06/06/2022		8,000	8,446
6.125% due 06/01/2050		7,700	9,240

Total Guatemala (Cost $23,221)			25,972

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

AIA Group Ltd.
3.200% due 09/16/2040		$400	414

Huaneng Hong Kong Capital Ltd.
3.600% due 10/30/2022 •(g)		1,700	1,719

Total Hong Kong (Cost $2,125)			2,133

HUNGARY 0.4%

SOVEREIGN ISSUES 0.4%

Hungary Government International Bond
1.750% due 06/05/2035	EUR	1,500	1,851
5.375% due 02/21/2023		$1,300	1,437
5.375% due 03/25/2024		3,600	4,132
5.750% due 11/22/2023		400	460
7.625% due 03/29/2041		500	896

Total Hungary (Cost $8,605)			8,776

INDIA 1.1%

CORPORATE BONDS & NOTES 0.7%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		$3,300	3,237

Adani Transmission Ltd.
4.250% due 05/21/2036		1,592	1,592

Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		1,700	1,710
3.950% due 02/13/2050		1,100	1,036

Muthoot Finance Ltd.
4.400% due 09/02/2023		2,800	2,728

Shriram Transport Finance Co. Ltd.
5.100% due 07/16/2023		5,400	5,048

			15,351

SOVEREIGN ISSUES 0.4%

Export-Import Bank of India
3.375% due 08/05/2026		9,800	10,349

Total India (Cost $25,748)			25,700

INDONESIA 7.2%

CORPORATE BONDS & NOTES 3.0%

Indonesia Asahan Aluminium Persero PT
5.450% due 05/15/2030		$7,500	8,643

Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		3,000	3,180

Pelabuhan Indonesia PT
4.250% due 05/05/2025		5,900	6,468
5.375% due 05/05/2045		2,000	2,310

Pertamina Persero PT
4.175% due 01/21/2050		2,800	2,826
5.625% due 05/20/2043		1,000	1,170

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 05/03/2042		$16,858	$20,570
6.450% due 05/30/2044		5,400	7,049
6.500% due 11/07/2048		700	935

PT Perusahaan Listrik Negara
4.000% due 06/30/2050		6,800	6,669
4.125% due 05/15/2027 (j)		1,000	1,081
4.375% due 02/05/2050		3,000	3,127
5.250% due 10/24/2042		1,800	2,071
5.375% due 01/25/2029		4,300	5,057

			71,156

SOVEREIGN ISSUES 4.2%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,700	2,106
3.750% due 04/25/2022		$200	209
4.200% due 10/15/2050		1,000	1,160
4.450% due 02/11/2024 (j)		3,600	3,995
4.450% due 04/15/2070		5,100	6,071
4.625% due 04/15/2043		400	470
4.875% due 05/05/2021		1,500	1,539
5.125% due 01/15/2045		5,000	6,309
5.250% due 01/08/2047		2,000	2,599
5.375% due 10/17/2023		1,000	1,130
6.625% due 02/17/2037		5,040	7,103
6.750% due 01/15/2044 (j)		16,400	24,612
6.750% due 01/15/2044		2,500	3,752
7.750% due 01/17/2038		6,225	9,650
8.500% due 10/12/2035		2,090	3,352

Perusahaan Penerbit SBSN Indonesia
2.800% due 06/23/2030		2,300	2,371
3.800% due 06/23/2050		300	322
4.400% due 03/01/2028		1,700	1,946
4.450% due 02/20/2029 (j)		12,500	14,460
4.550% due 03/29/2026		5,000	5,759

			98,915

Total Indonesia (Cost $143,646)			170,071

IRELAND 0.6%

CORPORATE BONDS & NOTES 0.6%

Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	1,000	1,745

Vnesheconombank Via VEB Finance PLC
6.025% due 07/05/2022		$7,000	7,470
6.800% due 11/22/2025		4,000	4,784

Total Ireland (Cost $12,872)			13,999

ISRAEL 1.1%

CORPORATE BONDS & NOTES 0.6%

Israel Electric Corp. Ltd.
4.250% due 08/14/2028		$5,600	6,387

Leviathan Bond Ltd.
6.125% due 06/30/2025		3,800	3,933
6.500% due 06/30/2027		4,600	4,784

			15,104

SOVEREIGN ISSUES 0.5%

Israel Government International Bond
3.375% due 01/15/2050		10,200	11,340

U.S. GOVERNMENT AGENCIES 0.0%

Israel Government AID Bond
5.500% due 04/26/2024		100	119

Total Israel (Cost $24,030)			26,563

IVORY COAST 0.7%

SOVEREIGN ISSUES 0.7%

Ivory Coast Government International Bond
5.250% due 03/22/2030	EUR	14,950	15,925
5.875% due 10/17/2031		800	852

Total Ivory Coast (Cost $17,664)			16,777

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAMAICA 0.1%

CORPORATE BONDS & NOTES 0.1%

TransJamaican Highway Ltd.
5.750% due 10/10/2036		$2,000	$1,950

Total Jamaica (Cost $2,000)			1,950

JERSEY, CHANNEL ISLANDS 0.0%

ASSET-BACKED SECURITIES 0.0%

ARTS Ltd.
2.030% due 09/15/2021 «•		$1,046	1,035

Total Jersey, Channel Islands (Cost $1,041)			1,035

JORDAN 0.7%

SOVEREIGN ISSUES 0.7%

Jordan Government International Bond
5.750% due 01/31/2027		$2,900	2,914
5.850% due 07/07/2030		10,700	10,416
6.125% due 01/29/2026		1,900	1,952
7.375% due 10/10/2047		800	798

Total Jordan (Cost $16,257)			16,080

KAZAKHSTAN 1.4%

CORPORATE BONDS & NOTES 0.8%

KazMunayGas National Co. JSC
4.750% due 04/19/2027		$4,200	4,689
5.375% due 04/24/2030		385	451
5.750% due 04/19/2047		300	357

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		11,700	11,835
4.000% due 08/15/2026		500	531

			17,863

SOVEREIGN ISSUES 0.6%

Kazakhstan Government International Bond
2.375% due 11/09/2028	EUR	2,100	2,675
4.875% due 10/14/2044		$5,900	7,736
6.500% due 07/21/2045		1,600	2,490

			12,901

Total Kazakhstan (Cost $26,668)			30,764

KUWAIT 0.1%

SOVEREIGN ISSUES 0.1%

Kuwait International Government Bond
3.500% due 03/20/2027		$1,200	1,353

Total Kuwait (Cost $1,352)			1,353

LUXEMBOURG 1.9%

CORPORATE BONDS & NOTES 1.9%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(b)(c)		$6,158	1,667

Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		4,320	4,524
6.000% due 11/27/2023		7,700	8,584

Gazprom OAO Via Gaz Capital S.A.
4.950% due 07/19/2022		2,300	2,420
4.950% due 02/06/2028		5,000	5,591
5.150% due 02/11/2026		8,400	9,379
6.510% due 03/07/2022		3,913	4,166

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		3,300	3,469
5.250% due 05/23/2023 (h)		400	425
5.717% due 06/16/2021		200	206

Unigel Luxembourg S.A.
8.750% due 10/01/2026		4,500	4,376

Total Luxembourg (Cost $44,042)			44,807

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Petronas Capital Ltd.
4.550% due 04/21/2050		$6,500	$8,318
4.800% due 04/21/2060		4,800	6,600

Total Malaysia (Cost $11,458)			14,918

MARSHALL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

Nakilat, Inc.
6.267% due 12/31/2033		$369	467

Total Marshall Islands (Cost $439)			467

MAURITIUS 0.1%

CORPORATE BONDS & NOTES 0.1%

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		$2,400	2,493

Total Mauritius (Cost $2,399)			2,493

		SHARES
MEXICO 8.3%

COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(d)		93,349	0

Urbi Desarrollos Urbanos S.A.B. de C.V. (d)		4,673	3

			3

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 5.2%

Banco Mercantil del Norte S.A.
7.500% due 06/27/2029 •(g)(h)		$900	888

BBVA Bancomer S.A.
6.750% due 09/30/2022		1,000	1,079

Cibanco S.A. Ibm
4.962% due 07/18/2029		2,700	2,846

Minera Mexico S.A. de C.V.
4.500% due 01/26/2050		6,000	6,567

Petroleos Mexicanos
4.750% due 02/26/2029	EUR	400	402
4.875% due 01/24/2022		$200	203
5.350% due 02/12/2028 (j)		10,500	9,001
5.950% due 01/28/2031		9,700	8,079
6.350% due 02/12/2048		25,212	18,909
6.490% due 01/23/2027		11,762	11,033
6.500% due 03/13/2027		2,100	1,961
6.625% due 06/15/2035		1,225	1,019
6.750% due 09/21/2047		6,940	5,355
6.840% due 01/23/2030		4,158	3,706
6.950% due 01/28/2060		34,720	26,605
7.690% due 01/23/2050		20,261	16,754

Trust Fibra Uno
4.869% due 01/15/2030		3,300	3,327
6.390% due 01/15/2050		3,400	3,400
6.950% due 01/30/2044		200	213

			121,347

SOVEREIGN ISSUES 3.1%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	9,050	10,677
4.500% due 04/22/2029		$4,300	4,822
4.500% due 01/31/2050		5,867	6,204
4.600% due 01/23/2046 (j)		7,412	7,976
4.750% due 04/27/2032		9,600	10,872
5.000% due 04/27/2051		4,800	5,374
5.750% due 10/12/2110		21,950	25,403

			71,328

Total Mexico (Cost $213,389)			192,678

38	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MONGOLIA 0.4%

SOVEREIGN ISSUES 0.4%

Mongolia Government International Bond
5.125% due 12/05/2022		$8,530	$8,743
5.625% due 05/01/2023		1,400	1,444

Total Mongolia (Cost $9,753)			10,187

MOROCCO 0.1%

CORPORATE BONDS & NOTES 0.1%

OCP S.A.
5.625% due 04/25/2024		$3,000	3,264

Total Morocco (Cost $3,104)			3,264

NAMIBIA 0.1%

SOVEREIGN ISSUES 0.1%

Namibia Government International Bond
5.250% due 10/29/2025		$2,300	2,291

Total Namibia (Cost $2,248)			2,291

NETHERLANDS 1.1%

ASSET-BACKED SECURITIES 0.0%

Penta CLO BV
0.790% due 08/04/2028 •	EUR	183	215

CORPORATE BONDS & NOTES 1.1%

InterCement Financial Operations BV
5.750% due 07/17/2024		$500	363

Kazakhstan Temir Zholy Finance BV
6.950% due 07/10/2042		4,800	6,462

Metinvest BV
7.750% due 04/23/2023		605	621
7.750% due 10/17/2029		7,150	6,855
8.500% due 04/23/2026		3,300	3,334

Prosus NV
1.539% due 08/03/2028	EUR	1,500	1,773
2.031% due 08/03/2032		800	945
3.680% due 01/21/2030		$2,500	2,702
4.027% due 08/03/2050		1,500	1,535

Syngenta Finance NV
4.441% due 04/24/2023		300	317

			24,907

Total Netherlands (Cost $24,938)			25,122

NIGERIA 2.0%

SOVEREIGN ISSUES 2.0%

Nigeria Government International Bond
5.625% due 06/27/2022		$2,344	2,366
6.375% due 07/12/2023		7,400	7,573
6.500% due 11/28/2027		4,500	4,300
6.500% due 11/28/2027 (j)		8,600	8,217
7.143% due 02/23/2030		8,500	8,099
7.625% due 11/21/2025		1,800	1,878
7.875% due 02/16/2032		7,600	7,275
8.747% due 01/21/2031		7,200	7,377

Total Nigeria (Cost $47,438)			47,085

OMAN 1.3%

SOVEREIGN ISSUES 1.3%

Oman Government International Bond
3.625% due 06/15/2021		$1,100	1,097
4.875% due 02/01/2025		200	194
5.625% due 01/17/2028		1,500	1,385
6.000% due 08/01/2029		26,800	24,777
6.500% due 03/08/2047		1,900	1,558
6.750% due 01/17/2048		1,200	998

Total Oman (Cost $31,659)			30,009

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PAKISTAN 0.3%

CORPORATE BONDS & NOTES 0.2%

Third Pakistan International Sukuk Co. Ltd.
5.500% due 10/13/2021		$2,400	$2,402
5.625% due 12/05/2022		1,100	1,101

			3,503

SOVEREIGN ISSUES 0.1%

Pakistan Government International Bond
6.875% due 12/05/2027		2,500	2,495

Total Pakistan (Cost $5,922)			5,998

PANAMA 1.7%

CORPORATE BONDS & NOTES 0.4%

Aeropuerto Internacional de Tocumen S.A.
6.000% due 11/18/2048		$4,878	5,445

Banco Nacional de Panama
2.500% due 08/11/2030		1,800	1,783

ENA Norte Trust
4.950% due 04/25/2028		1,066	1,076

			8,304

SOVEREIGN ISSUES 1.3%

Panama Government International Bond
4.300% due 04/29/2053		1,700	2,102
4.500% due 05/15/2047		3,000	3,759
4.500% due 04/01/2056		7,800	9,789
6.700% due 01/26/2036		6,500	9,461
8.125% due 04/28/2034		2,860	4,129
9.375% due 01/16/2023		900	1,054

			30,294

Total Panama (Cost $33,681)			38,598

PARAGUAY 0.4%

SOVEREIGN ISSUES 0.4%

Paraguay Government International Bond
4.950% due 04/28/2031		$1,300	1,503
5.400% due 03/30/2050		1,600	1,950
6.100% due 08/11/2044		4,700	6,096

Total Paraguay (Cost $7,843)			9,549

PERU 1.8%

CORPORATE BONDS & NOTES 0.4%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	14,500	4,223

Petroleos del Peru S.A.
5.625% due 06/19/2047		$4,800	5,538

			9,761

SOVEREIGN ISSUES 1.4%

Fondo MIVIVIENDA S.A.
3.500% due 01/31/2023		8,700	9,091

Peru Government International Bond
2.392% due 01/23/2026		3,300	3,463
2.783% due 01/23/2031		2,700	2,929
2.844% due 06/20/2030		1,400	1,528
5.350% due 08/12/2040	PEN	29,500	8,132
6.350% due 08/12/2028		20,200	6,763
8.750% due 11/21/2033		$600	1,007

			32,913

Total Peru (Cost $41,781)			42,674

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PHILIPPINES 1.1%

CORPORATE BONDS & NOTES 0.0%

PLDT, Inc.
3.450% due 06/23/2050		$400	$415

SOVEREIGN ISSUES 1.1%

Philippines Government International Bond
2.950% due 05/05/2045		14,300	15,175
3.700% due 03/01/2041		8,300	9,607

			24,782

Total Philippines (Cost $24,484)			25,197

QATAR 4.0%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.5%

State of Qatar
1.097% (LIBOR03M + 0.800%) due 12/21/2020 «~		$4,400	4,405
1.156% (LIBOR03M + 0.800%) due 12/21/2020 «~		7,200	7,207

			11,612

SOVEREIGN ISSUES 3.5%

Qatar Government International Bond
3.250% due 06/02/2026		1,300	1,433
3.375% due 03/14/2024		6,200	6,689
3.750% due 04/16/2030 (j)		11,400	13,232
3.750% due 04/16/2030		900	1,045
3.875% due 04/23/2023		2,000	2,151
4.000% due 03/14/2029 (j)		14,400	16,866
4.400% due 04/16/2050		6,300	8,127
4.500% due 04/23/2028		1,300	1,557
4.625% due 06/02/2046		4,100	5,394
4.817% due 03/14/2049		1,730	2,335
4.817% due 03/14/2049 (j)		13,350	18,019
5.103% due 04/23/2048		4,100	5,710

			82,558

Total Qatar (Cost $83,318)			94,170

ROMANIA 1.1%

SOVEREIGN ISSUES 1.1%

Romania Government International Bond
2.000% due 12/08/2026	EUR	4,500	5,492
2.124% due 07/16/2031		10,950	12,843
2.875% due 05/26/2028		100	128
3.000% due 02/14/2031		$2,900	2,984
3.500% due 04/03/2034	EUR	400	518
4.000% due 02/14/2051		$1,200	1,242
4.625% due 04/03/2049	EUR	1,000	1,432

Romanian Government International Bond
3.624% due 05/26/2030 (j)		400	531

Total Romania (Cost $23,883)			25,170

RUSSIA 3.4%

CORPORATE BONDS & NOTES 0.2%

SCF Capital Designated Activity Co.
5.375% due 06/16/2023		$4,000	4,309

SOVEREIGN ISSUES 3.2%

Russia Government International Bond
2.875% due 12/04/2025	EUR	1,800	2,318
4.250% due 06/23/2027		$2,400	2,708
4.375% due 03/21/2029		1,200	1,379
4.750% due 05/27/2026		7,600	8,727
5.100% due 03/28/2035		11,000	13,513
5.250% due 06/23/2047		2,400	3,185
5.625% due 04/04/2042		5,000	6,695
5.875% due 09/16/2043		800	1,110
6.000% due 10/06/2027	RUB	697,800	9,051

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 05/10/2034	RUB	690,400	$9,590
7.650% due 04/10/2030		904,600	12,893
7.700% due 03/23/2033		32,100	462
12.750% due 06/24/2028		$1,525	2,630

			74,261

Total Russia (Cost $78,766)			78,570

SAUDI ARABIA 2.5%

CORPORATE BONDS & NOTES 0.0%

Saudi Arabian Oil Co.
2.875% due 04/16/2024		$300	315

SOVEREIGN ISSUES 2.5%

Saudi Government International Bond
2.875% due 03/04/2023		200	209
3.625% due 03/04/2028		7,300	8,104
3.750% due 01/21/2055		14,100	15,294
4.500% due 04/17/2030		4,500	5,391
4.500% due 10/26/2046		20,300	24,426
4.500% due 04/22/2060		1,700	2,114
4.625% due 10/04/2047		2,900	3,553
5.000% due 04/17/2049		200	259

			59,350

Total Saudi Arabia (Cost $55,336)			59,665

SENEGAL 0.5%

SOVEREIGN ISSUES 0.5%

Senegal Government International Bond
4.750% due 03/13/2028	EUR	1,800	2,045
6.250% due 05/23/2033		$2,300	2,276
6.750% due 03/13/2048		1,600	1,521
8.750% due 05/13/2021		4,800	4,945

Total Senegal (Cost $10,979)			10,787

SERBIA 0.8%

SOVEREIGN ISSUES 0.8%

Serbia Government International Bond
1.500% due 06/26/2029	EUR	10,800	12,255
3.125% due 05/15/2027		4,200	5,271

Total Serbia (Cost $16,380)			17,526

SINGAPORE 0.1%

CORPORATE BONDS & NOTES 0.1%

Medco Bell Pte Ltd.
6.375% due 01/30/2027		$2,900	2,509

Total Singapore (Cost $2,863)			2,509

SOUTH AFRICA 3.5%

CORPORATE BONDS & NOTES 1.1%

AngloGold Ashanti Holdings PLC
3.750% due 10/01/2030 (a)		$2,000	2,044
6.500% due 04/15/2040		1,300	1,574

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		5,950	5,824
6.350% due 08/10/2028		4,000	4,039
6.750% due 08/06/2023		8,100	7,485

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		3,700	3,855

Prosus NV
5.500% due 07/21/2025		300	345

Transnet SOC Ltd.
4.000% due 07/26/2022		500	497

			25,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOAN PARTICIPATIONS AND ASSIGNMENTS 1.1%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		$26,300	$26,037

SOVEREIGN ISSUES 1.3%

South Africa Government International Bond
4.300% due 10/12/2028		200	187
4.850% due 09/27/2027		500	495
4.850% due 09/30/2029		3,300	3,157
4.875% due 04/14/2026		2,000	2,028
5.375% due 07/24/2044		200	170
5.650% due 09/27/2047		2,400	2,042
5.750% due 09/30/2049		9,100	7,747
5.875% due 06/22/2030		15,000	15,374

			31,200

Total South Africa (Cost $83,570)			82,900

SPAIN 0.0%

SOVEREIGN ISSUES 0.0%

Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	200	245

Total Spain (Cost $234)			245

SRI LANKA 0.9%

SOVEREIGN ISSUES 0.9%

Sri Lanka Government International Bond
5.750% due 01/18/2022		$4,600	3,806
5.875% due 07/25/2022		1,900	1,539
6.125% due 06/03/2025		3,100	2,201
6.200% due 05/11/2027		700	483
6.250% due 10/04/2020		4,800	4,752
6.250% due 07/27/2021		1,800	1,584
6.825% due 07/18/2026		500	353
6.850% due 11/03/2025		4,100	2,932
7.550% due 03/28/2030		1,800	1,242
7.850% due 03/14/2029		2,600	1,833

Total Sri Lanka (Cost $24,879)			20,725

SUPRANATIONAL 0.0%

SOVEREIGN ISSUES 0.0%

Ghana Government International Bond
10.750% due 10/14/2030		$395	481

Total Supranational (Cost $481)			481

TANZANIA 0.2%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.2%

The Ministry of Finance and Planning, Government of the United Republic of Tanzania
5.615% (LIBOR03M + 5.200%) due 06/23/2022 «~		$3,657	3,651

Total Tanzania (Cost $3,648)			3,651

THAILAND 0.2%

CORPORATE BONDS & NOTES 0.2%

PTTEP Treasury Center Co. Ltd.
2.587% due 06/10/2027		$400	414

Thaioil Treasury Center Co. Ltd.
3.500% due 10/17/2049		1,000	912
5.375% due 11/20/2048		2,000	2,438

Total Thailand (Cost $3,453)			3,764

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TRINIDAD AND TOBAGO 0.0%

CORPORATE BONDS & NOTES 0.0%

Trinidad Petroleum Holdings Ltd.
6.000% due 05/08/2022		$848	$849

Total Trinidad and Tobago (Cost $843)			849

TUNISIA 0.1%

SOVEREIGN ISSUES 0.1%

Banque Centrale de Tunisie International Bond
3.280% due 08/09/2027	JPY	200,000	1,319

Total Tunisia (Cost $1,795)			1,319

TURKEY 4.1%

CORPORATE BONDS & NOTES 0.3%

Hazine Mustesarligi Varlik Kiralama A/S
5.004% due 04/06/2023		$1,200	1,175

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		1,925	1,599

Turkiye Is Bankasi A/S
6.125% due 04/25/2024		1,400	1,333

Yapi ve Kredi Bankasi A/S
5.850% due 06/21/2024		1,800	1,705

			5,812

SOVEREIGN ISSUES 3.8%

Turkey Government International Bond
4.875% due 04/16/2043		5,700	4,263
5.125% due 02/17/2028		5,200	4,750
5.250% due 03/13/2030		4,100	3,661
5.750% due 05/11/2047		37,300	29,657
6.000% due 03/25/2027		8,400	8,074
6.000% due 01/14/2041		14,580	12,139
6.125% due 10/24/2028		4,700	4,482
6.875% due 03/17/2036		3,900	3,666
7.250% due 03/05/2038		1,000	973

Turkiye Ihracat Kredi Bankasi A/S
4.250% due 09/18/2022		3,000	2,864
5.375% due 02/08/2021		1,500	1,502
5.375% due 10/24/2023		8,700	8,237
8.250% due 01/24/2024		4,700	4,797

			89,065

Total Turkey (Cost $103,131)			94,877

UKRAINE 2.4%

SOVEREIGN ISSUES 2.4%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		$9,600	8,776
4.375% due 01/27/2030	EUR	6,800	6,533
7.750% due 09/01/2021		$8,550	8,777
7.750% due 09/01/2022		20,900	21,473
7.750% due 09/01/2023		5,200	5,303
7.750% due 09/01/2024		6,200	6,239

Total Ukraine (Cost $54,815)			57,101

UNITED ARAB EMIRATES 4.5%

CORPORATE BONDS & NOTES 0.4%

Abu Dhabi Crude Oil Pipeline LLC
3.650% due 11/02/2029		$2,700	3,078

DP World PLC
6.850% due 07/02/2037		4,300	5,390

			8,468

SOVEREIGN ISSUES 4.1%

Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		10,500	10,411
2.500% due 04/16/2025		8,600	9,167

40	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.700% due 09/02/2070	$11,500	$11,153
3.125% due 05/03/2026	2,000	2,203
3.125% due 04/16/2030	30,600	34,360
3.125% due 09/30/2049	5,900	6,332
3.875% due 04/16/2050	17,800	21,805
4.125% due 10/11/2047	300	379

		95,810

Total United Arab Emirates (Cost $99,307)		104,278

UNITED KINGDOM 0.9%

CORPORATE BONDS & NOTES 0.9%

Barclays Bank PLC
7.625% due 11/21/2022 (h)	$700	770

Fresnillo PLC
4.250% due 10/02/2050 (a)	7,200	7,144

Gazprom PJSC via Gaz Finance PLC
3.250% due 02/25/2030	10,000	10,009

HSBC Holdings PLC
3.803% due 03/11/2025 •	1,000	1,081
6.000% due 05/22/2027 •(g)(h)	200	205

Natwest Group PLC
3.875% due 09/12/2023	700	753
4.269% due 03/22/2025 •	300	326
4.800% due 04/05/2026	300	347

State Savings Bank of Ukraine Via SSB PLC
9.375% due 03/10/2023 þ	200	205

Ukreximbank Via Biz Finance PLC
9.625% due 04/27/2022	167	171

Total United Kingdom (Cost $20,807)		21,011

UNITED STATES 4.8%

ASSET-BACKED SECURITIES 1.0%

Aames Mortgage Investment Trust
0.628% due 04/25/2036 •	$821	743

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.198% due 11/25/2034 •	193	190

Argent Securities Trust
0.298% due 07/25/2036 •	882	778

Countrywide Asset-Backed Certificates Trust
0.388% due 02/25/2037 •	4,839	4,649
0.898% due 11/25/2035 •	2,400	2,342

Credit-Based Asset Servicing & Securitization Trust
3.371% due 01/25/2037 ^þ	8,029	3,654

CSAB Mortgage-Backed Trust
5.720% due 09/25/2036 ^þ	190	91
6.172% due 06/25/2036 ^þ	291	116

GSAA Home Equity Trust
6.002% due 11/25/2036 þ	1,355	765

Home Equity Asset Trust
1.498% due 02/25/2033 •	139	138

MASTR Asset-Backed Securities Trust
0.848% due 09/25/2034 •	211	202

Morgan Stanley ABS Capital, Inc. Trust
0.913% due 01/25/2035 •	23	22
0.943% due 03/25/2034 •	3,768	3,684

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •	298	144
6.000% due 02/25/2037 ^~	90	71

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.298% due 07/25/2036 •	608	573

Option One Mortgage Loan Trust
0.368% due 04/25/2037 •	744	584
0.368% due 05/25/2037 •	303	225

Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.668% due 09/25/2035 •	1,600	1,438

RAAC Trust
0.848% due 02/25/2046 •	525	516

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Saxon Asset Securities Trust
0.458% due 09/25/2037 •	$542	$526

Soundview Home Loan Trust
0.498% due 03/25/2036 •	1,300	1,268
1.048% due 10/25/2037 •	990	865

		23,584

CORPORATE BONDS & NOTES 0.8%

Ford Motor Credit Co. LLC
3.550% due 10/07/2022	2,100	2,083

General Electric Co.
3.450% due 05/15/2024	100	107

Rio Oil Finance Trust
8.200% due 04/06/2028	5,247	5,654
9.250% due 07/06/2024	3,756	4,103
9.750% due 01/06/2027	3,653	4,137

Rutas 2 and 7 Finance Ltd.
0.000% due 09/30/2036 (f)	3,700	2,636

		18,720

NON-AGENCY MORTGAGE-BACKED SECURITIES 1.0%

Adjustable Rate Mortgage Trust
3.106% due 11/25/2035 ^~	106	91

Banc of America Funding Trust
3.615% due 11/20/2035 ^~	127	122
5.888% due 04/25/2037 ^þ	148	151

BCAP LLC Trust
3.240% due 05/26/2037 ~	3,142	3,037

Bear Stearns Adjustable Rate Mortgage Trust
3.162% due 02/25/2036 ^~	63	62
3.696% due 01/25/2035 ~	10	10

Citigroup Mortgage Loan Trust
2.965% due 07/25/2046 ^~	62	59

Citigroup Mortgage Loan Trust, Inc.
1.940% due 09/25/2035 •	107	104

CitiMortgage Alternative Loan Trust
0.798% due 10/25/2036 •	814	643

Countrywide Alternative Loan Trust
0.318% due 01/25/2037 ^•	17	19
0.468% due 11/25/2035 •	119	103
0.498% due 05/25/2036 ^•	609	251
5.750% due 03/25/2037 ^•	116	93
6.250% due 11/25/2036 ^	81	73

Countrywide Home Loan Mortgage Pass-Through Trust
3.231% due 09/25/2047 ^~	36	34
3.339% due 03/25/2037 ^~	71	65
3.359% due 02/25/2047 ^~	71	65
3.365% due 04/20/2036 ^~	40	37

Credit Suisse Mortgage Capital Certificates
0.676% due 11/30/2037 ~	707	644

Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.421% due 10/25/2037 ~	783	660

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~	386	388

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
2.688% due 10/25/2035 ~	29	26
5.500% due 12/25/2035 ^	146	143

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.869% due 10/25/2036 ^þ	93	90
5.886% due 10/25/2036 ^þ	93	90

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	181	147

HarborView Mortgage Loan Trust
3.424% due 08/19/2036 ^~	12	12

Impac CMB Trust
0.788% due 03/25/2035 •	161	159

IndyMac Mortgage Loan Trust
0.328% due 02/25/2037 •	617	594
0.448% due 06/25/2037 ^•	136	74
3.043% due 10/25/2035 ~	98	86
3.125% due 08/25/2036 ~	166	156
3.316% due 06/25/2036 ~	105	108
3.397% due 11/25/2037 ~	998	953

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

JPMorgan Mortgage Trust
3.150% due 08/25/2035 ~	$101	$102
3.631% due 04/25/2035 ~	20	20
3.634% due 11/25/2035 ^~	53	49

JPMorgan Resecuritization Trust
2.500% due 03/25/2056	278	279

Lehman XS Trust
0.338% due 09/25/2046 •	2,506	2,422
0.398% due 08/25/2037 •	6,462	6,212

Luminent Mortgage Trust
0.508% due 12/25/2036 ^•	47	43

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	132	7

Residential Accredit Loans, Inc. Trust
6.000% due 09/25/2036	1,421	1,321
6.500% due 07/25/2037 ^	429	419

Sequoia Mortgage Trust
2.633% due 01/20/2047 ^~	45	35

Structured Adjustable Rate Mortgage Loan Trust
1.810% due 10/25/2037 ^•	97	91
3.301% due 09/25/2036 ^~	228	198
3.408% due 11/25/2035 ^~	54	49
3.638% due 05/25/2036 ^~	120	113

SunTrust Adjustable Rate Mortgage Loan Trust
3.042% due 10/25/2037 ^~	711	648

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	568	30

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 05/25/2034 •	101	86
3.083% due 01/25/2037 ^~	108	101
3.181% due 04/25/2037 ^~	67	61
3.325% due 05/25/2037 ^~	134	114
3.353% due 12/25/2036 ^~	209	207
3.682% due 03/25/2036 ~	1,608	1,541

Wells Fargo Mortgage-Backed Securities Trust
2.971% due 10/25/2036 ~	399	375

		23,872

U.S. GOVERNMENT AGENCIES 0.6%

Uniform Mortgage-Backed Security, TBA
2.500% due 12/01/2050	6,300	6,584
3.500% due 11/01/2050	7,900	8,339

		14,923

U.S. TREASURY OBLIGATIONS 1.4%

U.S. Treasury Notes
1.375% due 04/30/2021 (l)(n)	33,500	33,744

Total United States (Cost $113,670)		114,843

URUGUAY 1.3%

SOVEREIGN ISSUES 1.3%

Uruguay Government International Bond
4.375% due 01/23/2031	$1,953	2,327
4.975% due 04/20/2055	5,700	7,602
5.100% due 06/18/2050	7,600	10,226
7.875% due 01/15/2033	6,550	10,127

Total Uruguay (Cost $23,606)		30,282

VENEZUELA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(c)	$51,899	1,557
5.500% due 04/12/2037 ^(c)	19,263	578
6.000% due 05/16/2024 ^(c)	2,800	84

		2,219

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

Venezuela Government International Bond
6.000% due 12/09/2020 ^(c)	$120	$10
7.000% due 03/31/2038 ^(c)	19,240	1,539
7.650% due 04/21/2025 ^(c)	10,109	809
8.250% due 10/13/2024 ^(c)	21,739	1,739
9.000% due 05/07/2023 ^(c)	2,521	202
9.250% due 09/15/2027 ^(c)	7,540	603
9.250% due 05/07/2028 ^(c)	3,027	242
11.950% due 08/05/2031 ^(c)	6,580	526

		5,670

Total Venezuela (Cost $85,503)		7,889

VIETNAM 0.1%

SOVEREIGN ISSUES 0.1%

Vietnam Government International Bond
5.500% due 03/12/2028	$1,467	1,451

Total Vietnam (Cost $1,351)		1,451

VIRGIN ISLANDS (BRITISH) 0.1%

CORPORATE BONDS & NOTES 0.1%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020	$1,341	1,340
5.125% due 05/15/2024	200	218

Total Virgin Islands (British) (Cost $1,541)		1,558

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ZAMBIA 0.2%

SOVEREIGN ISSUES 0.2%

Zambia Government International Bond
5.375% due 09/20/2022		$2,350	$1,181
8.500% due 04/14/2024		4,900	2,438
8.970% due 07/30/2027		2,700	1,332

Total Zambia (Cost $7,263)			4,951

SHORT-TERM INSTRUMENTS 2.8%

REPURCHASE AGREEMENTS (i) 2.1%
			48,779

EGYPT TREASURY BILLS 0.7%
13.506% due 11/03/2020 - 11/10/2020 (e)(f)	EGP	278,050	17,399

Total Short-Term Instruments (Cost $65,951)			66,178

Total Investments in Securities (Cost $2,404,056)			2,374,082

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 4.3%

SHORT-TERM INSTRUMENTS 4.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 4.3%

PIMCO Short-Term Floating NAV Portfolio III	10,296,693	$101,536

Total Short-Term Instruments (Cost $101,169)		101,536

Total Investments in Affiliates (Cost $101,169)		101,536

Total Investments 105.8% (Cost $2,505,225)		$2,475,618

Financial Derivative Instruments (k)(m) 0.3% (Cost or Premiums, net $(1,165))		8,332

Other Assets and Liabilities, net (6.1)%		(143,205)

Net Assets 100.0%		$2,340,745

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Coupon represents a weighted average yield to maturity.
(f)	Zero coupon security.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.080%	09/29/2020	10/05/2020	$29,811	U.S. Treasury Bonds 3.375% due 11/15/2048	$(12,094)	$29,811	$29,811
					U.S. Treasury Notes 2.375% - 2.625% due 02/29/2024 - 02/15/2029	(17,580)
FICC	0.000	09/30/2020	10/01/2020	18,968	U.S. Treasury Notes 2.125% - 2.250% due 07/31/2021 - 08/15/2021	(19,347)	18,968	18,968

Total Repurchase Agreements						$(49,021)	$48,779	$48,779

42	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)			Payable for Reverse Repurchase Agreements
BPS	(0.950)%	09/01/2020	TBD	(3)		EUR	(430)	$(504)
	(0.200)	08/10/2020	TBD	(3)	$		(413)	(413)
	0.200	04/28/2020	TBD	(3)			(1,758)	(1,759)
	0.500	08/21/2020	10/23/2020				(53,044)	(53,074)
CFR	(1.750)	02/20/2020	TBD	(3)		EUR	(978)	(1,134)
JML	0.450	08/05/2020	10/06/2020		$		(23,895)	(23,912)
	0.600	07/08/2020	10/06/2020				(1,728)	(1,730)
NOM	0.500	08/04/2020	TBD	(3)			(1,877)	(1,878)
	0.750	08/27/2020	TBD	(3)			(703)	(704)
SCX	0.430	09/17/2020	10/22/2020				(11,401)	(11,403)

Total Reverse Repurchase Agreements								$(96,511)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales(4)
United States (1.3)%
U.S. Treasury Obligations (1.3)%
U.S. Treasury Bonds	3.375%	11/15/2048	$8,238	$(12,005)	$(12,094)
U.S. Treasury Notes	2.375	02/29/2024	5,340	(5,759)	(5,750)
U.S. Treasury Notes	2.625	02/15/2029	10,100	(11,800)	(11,830)

Total Short Sales (1.3)%				$(29,564)	$(29,674)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale- Buyback Transactions	Payable for Short Sales(4)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BOS	$29,811	$0	$0	$0	$29,811	$(29,674)	$137
BPS	0	(55,750)	0	0	(55,750)	61,632	5,882
CFR	0	(1,134)	0	0	(1,134)	999	(135)
FICC	18,968	0	0	0	18,968	(19,347)	(379)
JML	0	(25,642)	0	0	(25,642)	28,818	3,176
NOM	0	(2,582)	0	0	(2,582)	2,550	(32)
SCX	0	(11,403)	0	0	(11,403)	12,187	784

Master Securities Forward Transaction Agreement
BPG	0	0	0	(29,674)	(29,674)	0	(29,674)

Total Borrowings and Other Financing Transactions	$48,779	$(96,511)	$0	$(29,674)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(5,475)	$(5,475)
Sovereign Issues	0	(90,119)	0	(917)	(91,036)

Total Borrowings	$0	$(90,119)	$0	$(6,392)	$(96,511)

Payable for reverse repurchase agreements					$(96,511)

(j)	Securities with an aggregate market value of $103,101 and cash of $3,085 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(105,260) at a weighted average interest rate of 1.151%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

(3)	Open maturity reverse repurchase agreement.
(4)	Payable for short sales includes $150 of accrued interest.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
U.S. Treasury 5-Year Note December Futures	12/2020	328	$	41,338	$53	$ 0	$(33)
U.S. Treasury 10-Year Note December Futures	12/2020	1,078		150,415	167	0	(270)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	316		70,093	(1,089)	0	(632)

					$(869)	$ 0	$(935)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Euro-Bund 10-Year Bond December Futures	12/2020	589	$	(120,519)	$(421)	$242	$(173)
U.S. Treasury 2-Year Note December Futures	12/2020	153		(33,807)	(14)	1	0

					$(435)	$243	$(173)

Total Futures Contracts					$(1,304)	$243	$(1,108)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)		Unrealized Appreciation/ (Depreciation)	Market Value(5)		Variation Margin
												Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2023	1.070%	$	1,300		$(89)	$86		$(3)	$1	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(5)	Variation Margin
									Asset	Liability
CDX.EM-33 5-Year Index	(1.000)%	Quarterly	06/20/2025	$	88,920	$5,378	$(1,909)	$3,469	$0	$(122)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	3-Month USD-LIBOR	2.250%	Semi-Annual	12/20/2022		$85,030	$(2,539)	$6,883	$4,344	$0	$(2)
Pay	3-Month USD-LIBOR	1.500	Semi-Annual	06/21/2027		22,300	(2,779)	4,374	1,595	0	(38)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	06/15/2046		500	60	(224)	(164)	6	0
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	12/21/2046		800	136	(354)	(218)	9	0
Receive(6)	3-Month USD-LIBOR	0.800	Semi-Annual	01/15/2051		21,500	1,362	643	2,005	287	0
Receive(6)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025	EUR	7,100	(53)	(62)	(115)	0	0
Receive(6)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		5,900	(256)	(80)	(336)	1	0
Pay	6-Month HUF-BBR	0.500	Annual	01/10/2022	HUF	29,429,500	20	(496)	(476)	0	(10)
Receive	6-Month HUF-BBR	0.446	Annual	03/25/2022		24,450,000	2	506	508	0	(16)
Receive	6-Month HUF-BBR	0.390	Annual	03/31/2022		5,125,500	0	135	135	0	(4)
Pay	28-Day MXN-TIIE	6.080	Lunar	02/26/2025	MXN	363,100	0	755	755	13	0
Pay	28-Day MXN-TIIE	6.100	Lunar	02/28/2025		193,600	0	410	410	7	0
Receive	28-Day MXN-TIIE	5.470	Lunar	04/21/2025		94,100	0	(87)	(87)	0	(4)
Receive	28-Day MXN-TIIE	5.615	Lunar	04/23/2025		370,700	0	(444)	(444)	0	(14)
Receive	28-Day MXN-TIIE	5.520	Lunar	04/24/2025		86,400	0	(88)	(88)	0	(3)

							$(4,047)	$11,871	$7,824	$323	$(91)

Total Swap Agreements							$1,242	$10,048	$11,290	$324	$(213)

44	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$243	$324	$567	$0	$(1,108)	$(213)	$(1,321)

(l)

Securities with an aggregate market value of $12,249 and cash of $4,802 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	12/2020	CNH	840		$121	$0	$(3)

BPS	10/2020	EUR	8,229		9,801	153	0
	10/2020	JPY	2,256,300		21,371	0	(23)
	10/2020	RUB	502,254		7,034	577	0
	10/2020		$12,327	EUR	10,452	0	(73)
	10/2020		4,268	JPY	452,444	22	0
	11/2020	AUD	32,535		$23,356	50	0
	11/2020		$21,379	JPY	2,256,300	23	0

BRC	10/2020		219	HUF	68,984	4	0

CBK	10/2020	EUR	1,314		$1,545	4	0
	10/2020	PEN	35,337		10,000	195	0
	10/2020	RUB	1,514,325		21,054	1,582	0
	10/2020		$3,061	PEN	10,935	0	(26)
	11/2020	PEN	24,415		$6,951	176	0
	11/2020		$55	ZAR	920	0	0
	12/2020		9,259	PEN	32,615	0	(210)
	02/2021	PEN	10,935		$3,052	20	0

GLM	10/2020	RUB	353,455		4,899	355	0
	11/2020	DOP	243,848		4,127	0	(33)
	11/2020	RUB	73,443		991	49	0
	01/2021	DOP	20,605		349	1	0
	03/2021		182,445		3,068	21	0

HUS	10/2020		$712	EUR	600	0	(9)
	10/2020		3,327	JPY	353,572	26	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	11/2020		$496	CAD	650	$0	$(8)
	11/2020		232	MXN	5,290	6	0
	11/2020		65	ZAR	1,110	1	0
	12/2020		215	COP	789,289	0	(9)

MYI	10/2020		4,128	JPY	437,742	23	0

SCX	10/2020	EUR	113,235		$135,513	2,751	0
	10/2020	HUF	386,612		1,237	0	(10)
	11/2020	EUR	111,726		131,101	21	0

SOG	11/2020	RUB	70,157		943	43	0

SSB	10/2020	GBP	1,495		1,986	57	0

TOR	10/2020		$3,781	JPY	400,796	20	0

UAG	10/2020		5,757		611,745	44	0
	11/2020	RUB	101,420		$1,362	62	0

Total Forward Foreign Currency Contracts						$6,286	$(404)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
										Asset	Liability
CBK	Russia Government International Bond	(1.000)%	Quarterly	06/20/2024	0.988%	$	9,300	$48	$(55)	$0	$(7)

GST	Turkey Government International Bond	(1.000)	Quarterly	12/20/2024	5.272		9,400	1,174	309	1,483	0

HUS	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	1.362		600	(2)	11	9	0

JPM	Dubai Government International Bond	(1.000)	Quarterly	12/20/2024	1.362		2,100	(3)	34	31	0

								$1,217	$299	$1,523	$(7)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
BOA	Brazil Government International Bond	1.000%	Quarterly	06/20/2022	1.368%	$7,500	$(29)	$(16)	$0	$(45)
	Huarong Finance Co. Ltd.	1.000	Quarterly	10/23/2020	0.397	4,000	(4)	13	9	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2022	2.037	4,100	(97)	26	0	(71)

BPS	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	1,900	(4)	(8)	0	(12)
	Indonesia Government International Bond	1.000	Quarterly	12/20/2021	0.316	300	(9)	12	3	0

BRC	Brazil Government International Bond	1.000	Quarterly	12/20/2020	0.661	9,200	(1,533)	1,543	10	0
	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	500	(32)	29	0	(3)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.758	4,100	(566)	601	35	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.478	10,748	(635)	693	58	0
	Nigeria Government International Bond	5.000	Quarterly	12/20/2021	4.069	3,400	183	(140)	43	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.225	2,900	(34)	63	29	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.672	11,200	121	18	139	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.740	3,876	41	2	43	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	3,000	(214)	193	0	(21)

CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	2,300	(6)	(8)	0	(14)
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	200	(2)	1	0	(1)

46	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(3)	Notional Amount(4)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(5)
									Asset	Liability
	Colombia Government International Bond	1.000%	Quarterly	12/20/2024	1.225%	$500	$2	$(7)	$0	$(5)
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.758	4,100	(560)	595	35	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169	3,400	15	(15)	0	0

DUB	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	10,000	(62)	(6)	0	(68)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.542	5,900	(503)	394	0	(109)

GST	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	2,200	(8)	(5)	0	(13)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	800	(12)	13	1	0
	Indonesia Government International Bond	1.000	Quarterly	03/20/2024	0.758	3,600	(492)	523	31	0
	Mexico Government International Bond	1.000	Quarterly	09/20/2021	0.478	4,000	28	(6)	22	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	100	(1)	0	0	(1)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318	7,800	96	(2)	94	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.672	15,000	113	74	187	0
	Saudi Arabia Government International Bond	1.000	Quarterly	12/20/2024	0.740	2,324	25	1	26	0

HUS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	300	(5)	5	0	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	100	(1)	1	0	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.672	27,100	284	53	337	0

JPM	Gazprom OAO Via Gaz Capital S.A.	1.000	Quarterly	12/20/2020	0.815	2,200	(372)	373	1	0
	Israel Government International Bond	1.000	Quarterly	06/20/2024	0.421	3,500	83	(6)	77	0
	Panama Government International Bond	1.000	Quarterly	12/20/2021	0.225	2,300	(28)	51	23	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.672	48,300	510	91	601	0

MYC	Brazil Government International Bond	1.000	Quarterly	06/20/2022	1.368	2,400	(10)	(5)	0	(15)
	Indonesia Government International Bond	1.000	Quarterly	06/20/2024	0.820	6,000	(10)	52	42	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	300	(2)	(1)	0	(3)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	200	(3)	(2)	0	(5)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318	2,700	(21)	54	33	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	12,200	90	(20)	70	0
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2024	0.672	11,100	60	78	138	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	1,800	(7)	(5)	0	(12)

NGF	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	200	(13)	12	0	(1)

							$(3,624)	$5,312	$2,087	$(399)

Total Swap Agreements							$(2,407)	$5,611	$3,610	$(406)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
BOA	$0	$0	$9	$9	$(3)	$0	$(116)	$(119)	$(110)	$0	$(110)
BPS	825	0	3	828	(96)	0	(12)	(108)	720	(1,220)	(500)
BRC	4	0	357	361	0	0	(24)	(24)	337	(300)	37
CBK	1,977	0	35	2,012	(236)	0	(27)	(263)	1,749	(1,914)	(165)
DUB	0	0	0	0	0	0	(68)	(68)	(68)	(110)	(178)
FBF	0	0	0	0	0	0	(109)	(109)	(109)	298	189
GLM	426	0	0	426	(33)	0	0	(33)	393	(260)	133
GST	0	0	1,844	1,844	0	0	(14)	(14)	1,830	(2,040)	(210)
HUS	26	0	346	372	(9)	0	0	(9)	363	(350)	13
JPM	7	0	733	740	(17)	0	0	(17)	723	(639)	84
MYC	0	0	283	283	0	0	(35)	(35)	248	(268)	(20)
MYI	23	0	0	23	0	0	0	0	23	5	28
NGF	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
SCX	2,772	0	0	2,772	(10)	0	0	(10)	2,762	(2,670)	92
SOG	43	0	0	43	0	0	0	0	43	0	43
SSB	57	0	0	57	0	0	0	0	57	0	57
TOR	20	0	0	20	0	0	0	0	20	0	20
UAG	106	0	0	106	0	0	0	0	106	0	106

Total Over the Counter	$6,286	$0	$3,610	$9,896	$(404)	$0	$(406)	$(810)

(n)

Securities with an aggregate market value of $303 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

48	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$243	$243
Swap Agreements	0	1	0	0	323	324

	$0	$1	$0	$0	$566	$567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,286	$0	$6,286
Swap Agreements	0	3,610	0	0	0	3,610

	$0	$3,610	$0	$6,286	$0	$9,896

	$0	$3,611	$0	$6,286	$566	$10,463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,108	$1,108
Swap Agreements	0	122	0	0	91	213

	$0	$122	$0	$0	$1,199	$1,321

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$404	$0	$404
Swap Agreements	0	406	0	0	0	406

	$0	$406	$0	$404	$0	$810

	$0	$528	$0	$404	$1,199	$2,131

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$17,364	$17,364
Swap Agreements	0	1,724	0	0	(8,363)	(6,639)

	$0	$1,724	$0	$0	$9,001	$10,725

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$60	$0	$60
Written Options	0	0	0	0	115	115
Swap Agreements	0	(1,523)	0	0	0	(1,523)

	$0	$(1,523)	$0	$60	$115	$(1,348)

	$0	$201	$0	$60	$9,116	$9,377

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(17,555)	$(17,555)
Swap Agreements	0	(1,228)	0	0	10,644	9,416

	$0	$(1,228)	$0	$0	$(6,911)	$(8,139)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,067)	$0	$(1,067)
Written Options	0	0	0	907	(115)	792
Swap Agreements	0	7,044	0	0	0	7,044

	$0	$7,044	$0	$(160)	$(115)	$6,769

	$0	$5,816	$0	$(160)	$(7,026)	$(1,370)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	49

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Albania
Sovereign Issues	$0	$5,181	$0	$5,181
Angola
Sovereign Issues	0	25,971	0	25,971
Argentina
Sovereign Issues	0	60,241	0	60,241
Armenia
Sovereign Issues	0	2,334	0	2,334
Austria
Corporate Bonds & Notes	0	1,498	0	1,498
Azerbaijan
Corporate Bonds & Notes	0	26,558	0	26,558
Sovereign Issues	0	5,213	0	5,213
Bahamas
Sovereign Issues	0	5,474	0	5,474
Bahrain
Sovereign Issues	0	3,718	0	3,718
Belarus
Sovereign Issues	0	5,158	0	5,158
Brazil
Corporate Bonds & Notes	0	55,834	0	55,834
Loan Participations and Assignments	0	0	11,960	11,960
Sovereign Issues	0	28,990	0	28,990
Cayman Islands
Asset-Backed Securities	0	0	1,284	1,284
Corporate Bonds & Notes	0	28,434	0	28,434
Chile
Corporate Bonds & Notes	0	72,654	0	72,654
Sovereign Issues	0	10,103	0	10,103
China
Corporate Bonds & Notes	0	38,340	0	38,340
Colombia
Corporate Bonds & Notes	0	8,815	0	8,815
Sovereign Issues	0	25,622	0	25,622
Costa Rica
Sovereign Issues	0	7,686	0	7,686
Croatia
Sovereign Issues	0	610	0	610
Dominican Republic
Sovereign Issues	0	69,684	0	69,684
Ecuador
Sovereign Issues	0	23,117	0	23,117
Egypt
Sovereign Issues	0	55,066	0	55,066
El Salvador
Sovereign Issues	0	11,342	0	11,342
Gabon
Sovereign Issues	0	656	0	656
Germany
Corporate Bonds & Notes	0	11,724	0	11,724
Ghana
Sovereign Issues	0	27,555	0	27,555
Guatemala
Sovereign Issues	0	25,972	0	25,972
Hong Kong
Corporate Bonds & Notes	0	2,133	0	2,133
Hungary
Sovereign Issues	0	8,776	0	8,776
India
Corporate Bonds & Notes	0	15,351	0	15,351
Sovereign Issues	0	10,349	0	10,349
Indonesia
Corporate Bonds & Notes	0	71,156	0	71,156
Sovereign Issues	0	98,915	0	98,915

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Ireland
Corporate Bonds & Notes	$0	$13,999	$0	$13,999
Israel
Corporate Bonds & Notes	0	15,104	0	15,104
Sovereign Issues	0	11,340	0	11,340
U.S. Government Agencies	0	119	0	119
Ivory Coast
Sovereign Issues	0	16,777	0	16,777
Jamaica
Corporate Bonds & Notes	0	1,950	0	1,950
Jersey, Channel Islands
Asset-Backed Securities	0	0	1,035	1,035
Jordan
Sovereign Issues	0	16,080	0	16,080
Kazakhstan
Corporate Bonds & Notes	0	17,863	0	17,863
Sovereign Issues	0	12,901	0	12,901
Kuwait
Sovereign Issues	0	1,353	0	1,353
Luxembourg
Corporate Bonds & Notes	0	44,807	0	44,807
Malaysia
Corporate Bonds & Notes	0	14,918	0	14,918
Marshall Islands
Corporate Bonds & Notes	0	467	0	467
Mauritius
Corporate Bonds & Notes	0	2,493	0	2,493
Mexico
Common Stocks	3	0	0	3
Corporate Bonds & Notes	0	121,347	0	121,347
Sovereign Issues	0	71,328	0	71,328
Mongolia
Sovereign Issues	0	10,187	0	10,187
Morocco
Corporate Bonds & Notes	0	3,264	0	3,264
Namibia
Sovereign Issues	0	2,291	0	2,291
Netherlands
Asset-Backed Securities	0	215	0	215
Corporate Bonds & Notes	0	24,907	0	24,907
Nigeria
Sovereign Issues	0	47,085	0	47,085
Oman
Sovereign Issues	0	30,009	0	30,009
Pakistan
Corporate Bonds & Notes	0	3,503	0	3,503
Sovereign Issues	0	2,495	0	2,495
Panama
Corporate Bonds & Notes	0	8,304	0	8,304
Sovereign Issues	0	30,294	0	30,294
Paraguay
Sovereign Issues	0	9,549	0	9,549
Peru
Corporate Bonds & Notes	0	9,761	0	9,761
Sovereign Issues	0	32,913	0	32,913
Philippines
Corporate Bonds & Notes	0	415	0	415
Sovereign Issues	0	24,782	0	24,782
Qatar
Loan Participations and Assignments	0	0	11,612	11,612
Sovereign Issues	0	82,558	0	82,558
Romania
Sovereign Issues	0	25,170	0	25,170
Russia
Corporate Bonds & Notes	0	4,309	0	4,309
Sovereign Issues	0	74,261	0	74,261

50	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Saudi Arabia
Corporate Bonds & Notes	$0	$315	$0	$315
Sovereign Issues	0	59,350	0	59,350
Senegal
Sovereign Issues	0	10,787	0	10,787
Serbia
Sovereign Issues	0	17,526	0	17,526
Singapore
Corporate Bonds & Notes	0	2,509	0	2,509
South Africa
Corporate Bonds & Notes	0	25,663	0	25,663
Loan Participations and Assignments	0	0	26,037	26,037
Sovereign Issues	0	31,200	0	31,200
Spain
Sovereign Issues	0	245	0	245
Sri Lanka
Sovereign Issues	0	20,725	0	20,725
Supranational
Sovereign Issues	0	481	0	481
Tanzania
Loan Participations and Assignments	0	0	3,651	3,651
Thailand
Corporate Bonds & Notes	0	3,764	0	3,764
Trinidad and Tobago
Corporate Bonds & Notes	0	849	0	849
Tunisia
Sovereign Issues	0	1,319	0	1,319
Turkey
Corporate Bonds & Notes	0	5,812	0	5,812
Sovereign Issues	0	89,065	0	89,065
Ukraine
Sovereign Issues	0	57,101	0	57,101
United Arab Emirates
Corporate Bonds & Notes	0	8,468	0	8,468
Sovereign Issues	0	95,810	0	95,810
United Kingdom
Corporate Bonds & Notes	0	21,011	0	21,011
United States
Asset-Backed Securities	0	23,584	0	23,584
Corporate Bonds & Notes	0	18,720	0	18,720
Non-Agency Mortgage-Backed Securities	0	23,872	0	23,872
U.S. Government Agencies	0	14,923	0	14,923
U.S. Treasury Obligations	0	33,744	0	33,744
Uruguay
Sovereign Issues	0	30,282	0	30,282

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Venezuela
Corporate Bonds & Notes	$0	$2,219	$0	$2,219
Sovereign Issues	0	5,670	0	5,670
Vietnam
Sovereign Issues	0	1,451	0	1,451
Virgin Islands (British)
Corporate Bonds & Notes	0	1,558	0	1,558
Zambia
Sovereign Issues	0	4,951	0	4,951
Short-Term Instruments
Repurchase Agreements	0	48,779	0	48,779
Egypt Treasury Bills	0	17,399	0	17,399

	$3	$2,318,500	$55,579	$2,374,082

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$101,536	$0	$0	$101,536

Total Investments	$101,539	$2,318,500	$55,579	$2,475,618

Short Sales, at Value - Liabilities
U.S. Treasury Obligations	$0	$(29,674)	$0	$(29,674)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	243	324	0	567
Over the counter	0	9,896	0	9,896

	$243	$10,220	$0	$10,463

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,108)	(213)	0	(1,321)
Over the counter	0	(810)	0	(810)

	$(1,108)	$(1,023)	$0	$(2,131)

Total Financial Derivative Instruments	$(865)	$9,197	$0	$8,332

Totals	$100,674	$2,298,023	$55,579	$2,454,276

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,929	$0	$0	$14	$0	$17	$0	$0	$11,960	$17
Cayman Islands
Asset-Backed Securities	1,802	0	(517)	2	1	(4)	0	0	1,284	(4)
Jersey, Channel Islands
Asset-Backed Securities	1,551	0	(523)	2	6	(1)	0	0	1,035	(1)
Luxembourg
Corporate Bonds & Notes	19	0	0	0	0	0	0	(19)	0	0
Qatar
Loan Participations and Assignments	11,588	0	0	28	0	(4)	0	0	11,612	(4)
Senegal
Loan Participations and Assignments	8,085	0	(8,415)	0	135	195	0	0	0	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	51

Schedule of Investments PIMCO Emerging Markets Bond Fund (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
South Africa
Loan Participations and Assignments	$26,516	$0	$0	$(62)	$0	$(417)	$0	$0	$26,037	$(417)
Tanzania
Loan Participations and Assignments	4,594	0	(914)	3	2	(34)	0	0	3,651	(27)

Totals	$66,084	$0	$(10,369)	$(13)	$144	$(248)	$0	$(19)	$55,579	$(436)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$11,960	Proxy Pricing	Base Price	100.750	—
Cayman Islands
Asset-Backed Securities	1,284	Other Valuation Techniques(2)	—	—	—
Jersey, Channel Islands
Asset-Backed Securities	1,035	Other Valuation Techniques(2)	—	—	—
Qatar
Loan Participations and Assignments	11,612	Third Party Vendor	Broker Quote	100.100	—
South Africa
Loan Participations and Assignments	26,037	Third Party Vendor	Broker Quote	99.000	—
Tanzania
Loan Participations and Assignments	3,651	Proxy Pricing	Base Price	99.888	—

Total	$55,579

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

52	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.2%

ARGENTINA 2.2%

CORPORATE BONDS & NOTES 1.7%

Cia General de Combustibles S.A.
9.500% due 03/08/2025		$285	$221

Genneia S.A.
8.750% due 01/20/2022		1,000	774

MSU Energy S.A.
6.875% due 02/01/2025		1,800	1,116

Pampa Energia S.A.
7.375% due 07/21/2023		300	256

YPF S.A.
8.750% due 04/04/2024		400	320

			2,687

SOVEREIGN ISSUES 0.5%

Provincia de Cordoba
7.450% due 09/01/2024		900	540

Provincia de Neuquen
7.500% due 04/27/2025		600	324

			864

Total Argentina (Cost $4,955)			3,551

AUSTRALIA 0.4%

CORPORATE BONDS & NOTES 0.4%

Barminco Finance Pty. Ltd.
6.625% due 05/15/2022		700	712

Total Australia (Cost $704)			712

AUSTRIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Sappi Papier Holding GmbH
3.125% due 04/15/2026	EUR	200	200
3.125% due 04/15/2026 (j)		500	499
7.500% due 06/15/2032		$200	183

Total Austria (Cost $941)			882

AZERBAIJAN 0.6%

CORPORATE BONDS & NOTES 0.6%

Southern Gas Corridor CJSC
6.875% due 03/24/2026		834	951

Total Azerbaijan (Cost $962)			951

BERMUDA 0.4%

CORPORATE BONDS & NOTES 0.4%

Geopark Ltd.
5.500% due 01/17/2027		700	621

Total Bermuda (Cost $695)			621

BRAZIL 8.1%

CORPORATE BONDS & NOTES 7.2%

Banco BTG Pactual S.A.
4.500% due 01/10/2025		1,100	1,125

BRF S.A.
5.750% due 09/21/2050		200	199

Embraer Netherlands Finance BV
5.050% due 06/15/2025		1,600	1,538

Itau Unibanco Holding S.A.
2.900% due 01/24/2023		200	203
3.250% due 01/24/2025		300	305

JBS Investments GmbH
7.000% due 01/15/2026		1,400	1,497

Odebrecht Finance Ltd.
4.375% due 04/25/2025 ^(c)		300	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.250% due 06/27/2029 ^(c)		$1,950	$132
7.125% due 06/26/2042 ^(c)		1,050	60

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (e)(f)		1,122	4

Petrobras Global Finance BV
4.750% due 01/14/2025	EUR	1,100	1,433
7.250% due 03/17/2044		$500	571

Rede D’or Finance SARL
4.500% due 01/22/2030		200	190

Rumo Luxembourg SARL
5.250% due 01/10/2028		800	833

Samarco Mineracao S.A.
4.125% due 11/01/2022 ^(c)		800	427
5.375% due 09/26/2024 ^(c)		600	324
5.750% due 10/24/2023 ^(c)		900	491

Suzano Austria GmbH
7.000% due 03/16/2047		700	829

Vale Overseas Ltd.
3.750% due 07/08/2030		300	309
6.875% due 11/21/2036		700	910
6.875% due 11/10/2039		200	264

			11,662

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.9%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,500	1,508

		SHARES
WARRANTS 0.0%

OAS S.A. - Exp. 01/21/2039 «(h)		131,712	2

Total Brazil (Cost $14,551)			13,172

CANADA 2.4%

COMMON STOCKS 0.0%

Frontera Energy Corp.		16,190	26

		PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 2.4%

Canacol Energy Ltd.
7.250% due 05/03/2025		$1,000	1,029

First Quantum Minerals Ltd.
6.875% due 10/15/2027 (a)		1,900	1,833

Frontera Energy Corp.
9.700% due 06/25/2023		1,300	1,071

			3,933

Total Canada (Cost $5,617)			3,959

CAYMAN ISLANDS 13.9%

CORPORATE BONDS & NOTES 13.9%

ADCB Finance Cayman Ltd.
4.000% due 03/29/2023		900	956

Arabian Centres Co. Ltd.
5.375% due 11/26/2024		900	831

Arabian Centres Sukuk Ltd.
5.375% due 11/26/2024		200	185

China Evergrande Group
7.500% due 06/28/2023		500	397

EMG SUKUK Ltd.
4.564% due 06/18/2024		300	313

Health & Happiness H&H International Holdings Ltd.
5.625% due 10/24/2024		800	821

IIRSA Norte Finance Ltd.
8.750% due 05/30/2024		41	44

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kaisa Group Holdings Ltd.
11.250% due 04/16/2025	$700	$688

Lamar Funding Ltd.
3.958% due 05/07/2025	1,700	1,544

MAF Sukuk Ltd.
4.500% due 11/03/2025	700	756

Melco Resorts Finance Ltd.
4.875% due 06/06/2025	500	512

Metropolitan Light Co. Ltd.
5.500% due 11/21/2022	700	717

MGM China Holdings Ltd.
5.250% due 06/18/2025	200	203
5.375% due 05/15/2024	700	723

New Metro Global Ltd.
6.800% due 08/05/2023	800	819

Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^	302	280

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^	940	855

QNB Finance Ltd.
3.500% due 03/28/2024	1,400	1,490

Ronshine China Holdings Ltd.
8.100% due 06/09/2023	800	798

Sands China Ltd.
4.375% due 06/18/2030	200	212
5.125% due 08/08/2025	2,200	2,407

SPARC EM SPC Panama Metro Line SP
0.000% due 12/05/2022 (e)	951	924

Sunac China Holdings Ltd.
6.500% due 01/10/2025	900	857

Sunny Optical Technology Group Co. Ltd.
3.750% due 01/23/2023	800	832

Tencent Holdings Ltd.
2.390% due 06/03/2030	1,000	1,018

VLL International, Inc.
5.750% due 11/28/2024	1,000	989

WTT Investment Ltd.
5.500% due 11/21/2022	200	205

Wynn Macau Ltd.
4.875% due 10/01/2024	600	593
5.500% due 01/15/2026	700	691

Yingde Gases Investment Ltd.
6.250% due 01/19/2023	800	827

Total Cayman Islands (Cost $22,386)		22,487

CHILE 1.5%

CORPORATE BONDS & NOTES 1.5%

Banco Santander Chile
2.700% due 01/10/2025	400	422

Embotelladora Andina S.A.
3.950% due 01/21/2050	150	159

Empresa Electrica Cochrane SpA
5.500% due 05/14/2027	96	99

Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	1,301	1,083
4.500% due 08/15/2025	322	176

VTR Comunicaciones SpA
5.125% due 01/15/2028	400	414

Total Chile (Cost $2,618)		2,353

CHINA 1.2%

CORPORATE BONDS & NOTES 1.2%

Proven Honour Capital Ltd.
4.125% due 05/19/2025	200	209
4.125% due 05/06/2026	200	210

Yankuang Group Cayman Ltd.
4.750% due 11/30/2020	700	702

Zoomlion HK SPV Co. Ltd.
6.125% due 12/20/2022	800	837

Total China (Cost $1,930)		1,958

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	53

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
COLOMBIA 1.6%

CORPORATE BONDS & NOTES 1.6%

Bancolombia S.A.
3.000% due 01/29/2025		$1,500	$1,504

SURA Asset Management S.A.
4.875% due 04/17/2024		1,000	1,086

Total Colombia (Cost $2,525)			2,590

DOMINICAN REPUBLIC 0.5%

SOVEREIGN ISSUES 0.5%

Dominican Republic International Bond
4.875% due 09/23/2032		400	399
5.875% due 01/30/2060		400	380

Total Dominican Republic (Cost $778)			779

GERMANY 0.4%

CORPORATE BONDS & NOTES 0.4%

Deutsche Bank AG
3.547% due 09/18/2031 •		700	705

Total Germany (Cost $701)			705

GUATEMALA 0.6%

CORPORATE BONDS & NOTES 0.6%

Industrial Senior Trust
5.500% due 11/01/2022		900	931

Total Guatemala (Cost $928)			931

GUERNSEY, CHANNEL ISLANDS 0.5%

CORPORATE BONDS & NOTES 0.5%

Globalworth Real Estate Investments Ltd.
2.875% due 06/20/2022	EUR	700	834

Total Guernsey, Channel Islands (Cost $798)			834

HONG KONG 0.9%

CORPORATE BONDS & NOTES 0.9%

Lenovo Group Ltd.
5.875% due 04/24/2025		$1,000	1,078

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		400	418

Total Hong Kong (Cost $1,473)			1,496

INDIA 1.4%

CORPORATE BONDS & NOTES 1.4%

Adani Electricity Mumbai Ltd.
3.949% due 02/12/2030		300	294

Adani Ports & Special Economic Zone Ltd.
3.375% due 07/24/2024		300	306

Adani Transmission Ltd.
4.250% due 05/21/2036		199	199

Bharti Airtel Ltd.
4.375% due 06/10/2025		500	529

Muthoot Finance Ltd.
4.400% due 09/02/2023		400	390
6.125% due 10/31/2022		300	306

ReNew Power Pvt Ltd.
5.875% due 03/05/2027		200	201

Total India (Cost $2,197)			2,225

INDONESIA 0.5%

CORPORATE BONDS & NOTES 0.5%

Pertamina Persero PT
4.175% due 01/21/2050		600	606

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Perusahaan Gas Negara Tbk PT
5.125% due 05/16/2024		$200	$219

Total Indonesia (Cost $797)			825

IRELAND 5.1%

CORPORATE BONDS & NOTES 5.1%

Alfa Bank AO Via Alfa Bond Issuance PLC
5.950% due 04/15/2030 •(g)		2,100	2,078

Credit Bank of Moscow Via CBOM Finance PLC
4.700% due 01/29/2025		300	303
5.150% due 02/20/2024	EUR	800	1,000

MMC Norilsk Nickel OJSC Via MMC Finance DAC
2.550% due 09/11/2025		$1,000	998
6.625% due 10/14/2022		300	326

Mobile Telesystems OJSC via MTS International Funding Ltd.
5.000% due 05/30/2023		400	427

Novolipetsk Steel Via Steel Funding DAC
4.000% due 09/21/2024		500	532
4.500% due 06/15/2023		300	319
4.700% due 05/30/2026		200	222

Phosagro OAO Via Phosagro Bond Funding DAC
3.050% due 01/23/2025		1,100	1,126

Sovcombank Via SovCom Capital DAC
8.000% due 04/07/2030 •(g)		800	810

Total Ireland (Cost $7,927)			8,141

ISLE OF MAN 0.4%

CORPORATE BONDS & NOTES 0.4%

Gohl Capital Ltd.
4.250% due 01/24/2027		600	599

Total Isle of Man (Cost $622)			599

ISRAEL 1.9%

CORPORATE BONDS & NOTES 1.9%

Bank Leumi Le-Israel BM
3.275% due 01/29/2031 •(g)		1,169	1,177

ICL Group Ltd.
6.375% due 05/31/2038		300	379

Israel Electric Corp. Ltd.
5.000% due 11/12/2024		1,000	1,129

Leviathan Bond Ltd.
6.125% due 06/30/2025		200	207
6.500% due 06/30/2027		200	208

Total Israel (Cost $3,041)			3,100

KAZAKHSTAN 0.7%

CORPORATE BONDS & NOTES 0.7%

Tengizchevroil Finance Co. International Ltd.
3.250% due 08/15/2030		1,100	1,113

Total Kazakhstan (Cost $1,089)			1,113

LUXEMBOURG 3.6%

CORPORATE BONDS & NOTES 3.6%

Adecoagro S.A.
6.000% due 09/21/2027		800	786

Altice Financing S.A.
2.250% due 01/15/2025	EUR	800	901

Andrade Gutierrez International S.A.
9.500% due 12/30/2024		$530	366

Andrade Gutierrez International S.A. (11.000% Cash or 12.000% PIK)
11.000% due 08/20/2021 (b)		1	1

Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		1,400	1,560

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Severstal OAO Via Steel Capital S.A.
3.150% due 09/16/2024	$1,000	$1,029

Unigel Luxembourg S.A.
8.750% due 10/01/2026	1,000	972

Votorantim Cimentos S.A.
7.250% due 04/05/2041	200	257

Total Luxembourg (Cost $5,951)		5,872

MAURITIUS 2.0%

CORPORATE BONDS & NOTES 2.0%

Azure Power Energy Ltd.
5.500% due 11/03/2022	400	409

Greenko Dutch BV
4.875% due 07/24/2022	200	201

Greenko Solar Mauritius Ltd.
5.550% due 01/29/2025	1,000	1,017

MTN Mauritius Investments Ltd.
4.755% due 11/11/2024	500	513

Neerg Energy Ltd.
6.000% due 02/13/2022	700	702

Vedanta Holdings Mauritius Ltd.
13.000% due 08/21/2023	400	412

Total Mauritius (Cost $3,190)		3,254

	SHARES
MEXICO 3.8%
COMMON STOCKS 0.0%

Hipotecaria Su Casita S.A. «(d)	172,487	0

	PRINCIPAL AMOUNT (000S)
CORPORATE BONDS & NOTES 3.8%

Banco Inbursa S.A. Institucion de Banca Multiple
4.125% due 06/06/2024	$1,900	1,992

Banco Mercantil del Norte S.A.
6.875% due 07/06/2022 •(f)(g)	200	198

Banco Santander Mexico S.A.
5.375% due 04/17/2025	1,400	1,559

Braskem Idesa SAPI
7.450% due 11/15/2029	300	283

Cibanco S.A. Ibm
4.962% due 07/18/2029	500	527

Industrias Penoles S.A.B. de C.V.
4.150% due 09/12/2029	300	326

Kimberly-Clark de Mexico S.A.B. de C.V.
2.431% due 07/01/2031	200	204

Trust Fibra Uno
6.390% due 01/15/2050	300	300
6.950% due 01/30/2044	750	799

		6,188

Total Mexico (Cost $7,237)		6,188

MOROCCO 0.6%

CORPORATE BONDS & NOTES 0.6%

OCP S.A.
4.500% due 10/22/2025	400	423
6.875% due 04/25/2044	400	509

Total Morocco (Cost $910)		932

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

Digicel International Finance Ltd.
8.000% due 12/31/2026	77	60
8.750% due 05/25/2024	194	195

54	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Digicel International Finance Ltd. (6.000% Cash and 7.000% PIK)
13.000% due 12/31/2025 (b)		$98	$90

Total Multinational (Cost $322)			345

NAMIBIA 0.4%

SOVEREIGN ISSUES 0.4%

Namibia Government International Bond
5.250% due 10/29/2025		700	697

Total Namibia (Cost $742)			697

NETHERLANDS 3.6%

CORPORATE BONDS & NOTES 3.6%

IHS Netherlands Holdco BV
7.125% due 03/18/2025		1,000	1,025
8.000% due 09/18/2027		400	412

Metinvest BV
5.625% due 06/17/2025	EUR	400	438
8.500% due 04/23/2026		$1,400	1,414

Prosus NV
4.027% due 08/03/2050		200	205

Teva Pharmaceutical Finance Netherlands BV
2.800% due 07/21/2023		2,400	2,299

Total Netherlands (Cost $5,623)			5,793

NIGERIA 0.3%

CORPORATE BONDS & NOTES 0.3%

Access Bank PLC
10.500% due 10/19/2021		200	209

United Bank for Africa PLC
7.750% due 06/08/2022		300	301

Total Nigeria (Cost $508)			510

PANAMA 1.3%

CORPORATE BONDS & NOTES 1.3%

Banistmo S.A.
3.650% due 09/19/2022		1,000	1,015

Cable Onda S.A.
4.500% due 01/30/2030		300	313

Multibank, Inc.
4.375% due 11/09/2022		700	713

Total Panama (Cost $2,004)			2,041

QATAR 0.6%

CORPORATE BONDS & NOTES 0.6%

Ras Laffan Liquefied Natural Gas Co. Ltd.
6.332% due 09/30/2027		850	999

Total Qatar (Cost $1,002)			999

ROMANIA 0.5%

CORPORATE BONDS & NOTES 0.5%

RCS & RDS S.A.
2.500% due 02/05/2025	EUR	600	678
3.250% due 02/05/2028		100	112

Total Romania (Cost $766)			790

RUSSIA 2.4%

CORPORATE BONDS & NOTES 2.4%

ALROSA Finance S.A.
3.100% due 06/25/2027		$600	604
4.650% due 04/09/2024		200	213

Lukoil Securities BV
3.875% due 05/06/2030		1,400	1,482

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MMK International Capital DAC
4.375% due 06/13/2024	$700	$751

Sibur Securities DAC
3.450% due 09/23/2024	800	833

Total Russia (Cost $3,782)		3,883

SAUDI ARABIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Saudi Arabian Oil Co.
2.875% due 04/16/2024	900	945

Total Saudi Arabia (Cost $911)		945

SINGAPORE 2.3%

CORPORATE BONDS & NOTES 2.3%

ABJA Investment Co. Pte. Ltd.
5.450% due 01/24/2028	400	389

BOC Aviation Ltd.
2.625% due 09/17/2030	1,900	1,886

Marble Pte. Ltd.
5.300% due 06/20/2022	200	202

Oversea-Chinese Banking Corp. Ltd.
1.832% due 09/10/2030 •(g)	1,300	1,298

Total Singapore (Cost $3,750)		3,775

SOUTH AFRICA 4.2%

CORPORATE BONDS & NOTES 4.2%

African Bank Ltd.
8.125% due 10/19/2020	400	396

AngloGold Ashanti Holdings PLC
5.125% due 08/01/2022	800	842
6.500% due 04/15/2040	600	727

Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023	1,100	1,146

Prosus NV
4.850% due 07/06/2027	1,300	1,485
5.500% due 07/21/2025	400	460

Sasol Financing USA LLC
6.500% due 09/27/2028	1,800	1,710

Total South Africa (Cost $6,865)		6,766

SOUTH KOREA 0.9%

CORPORATE BONDS & NOTES 0.9%

Shinhan Bank Co. Ltd.
3.875% due 03/24/2026 (g)	700	772

Woori Bank
4.750% due 04/30/2024 (g)	600	663

Total South Korea (Cost $1,332)		1,435

SPAIN 0.3%

CORPORATE BONDS & NOTES 0.3%

International Airport Finance S.A.
12.000% due 03/15/2033	499	440

Total Spain (Cost $499)		440

SUPRANATIONAL 0.6%

CORPORATE BONDS & NOTES 0.6%

Africa Finance Corp.
3.875% due 04/13/2024	400	424
4.375% due 04/17/2026	200	216

African Export-Import Bank
4.125% due 06/20/2024	300	316

Total Supranational (Cost $892)		956

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TURKEY 3.6%

CORPORATE BONDS & NOTES 3.1%

Akbank T.A.S.
5.125% due 03/31/2025 (j)		$500	$465
6.800% due 02/06/2026		700	680

QNB Finansbank A/S
4.875% due 05/19/2022		500	497
6.875% due 09/07/2024		1,100	1,117

Turk Telekomunikasyon A/S
6.875% due 02/28/2025		300	308

Turkish Airlines Pass-Through Trust
4.200% due 09/15/2028		431	358

Turkiye Sise ve Cam Fabrikalari A/S
6.950% due 03/14/2026		1,200	1,225

Yapi ve Kredi Bankasi A/S
5.750% due 02/24/2022		300	298

			4,948

SOVEREIGN ISSUES 0.5%

Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		700	714

Total Turkey (Cost $5,684)			5,662

UKRAINE 0.6%

CORPORATE BONDS & NOTES 0.1%

VF Ukraine PAT via VFU Funding PLC
6.200% due 02/11/2025		200	201

SOVEREIGN ISSUES 0.5%

Ukraine Government International Bond
0.000% due 05/31/2040 ~		900	823

Total Ukraine (Cost $777)			1,024

UNITED ARAB EMIRATES 2.0%

CORPORATE BONDS & NOTES 2.0%

ADES International Holding PLC
8.625% due 04/24/2024		600	568

DP World PLC
2.375% due 09/25/2026	EUR	700	831

Kuwait Projects Co. SPC Ltd.
4.229% due 10/29/2026		$700	689
4.500% due 02/23/2027		800	787

Oztel Holdings SPC Ltd.
6.625% due 04/24/2028		300	298

Total United Arab Emirates (Cost $3,282)			3,173

UNITED KINGDOM 1.4%

CORPORATE BONDS & NOTES 1.4%

Afren PLC
6.625% due 12/09/2020 ^(c)		682	3
15.000% due 04/25/2049 ^«(c)(h)		1,927	44

Barclays PLC
8.000% due 06/15/2024 •(f)(g)		300	320

DTEK Finance PLC
10.750% due 12/31/2024 ^(c)		700	474

Fresnillo PLC
4.250% due 10/02/2050 (a)		700	695

Petra Diamonds U.S. Treasury PLC
7.250% due 05/01/2022 ^(c)		800	299

Tullow Oil PLC
7.000% due 03/01/2025		800	376

Total United Kingdom (Cost $5,504)			2,211

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	55

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UNITED STATES 14.8%

ASSET-BACKED SECURITIES 0.7%

Citigroup Mortgage Loan Trust
6.750% due 05/25/2036 þ	$298	$215

Countrywide Asset-Backed Certificates
0.368% due 09/25/2037 ^•	38	34

JPMorgan Mortgage Acquisition Corp.
0.798% due 12/25/2035 •	700	642

NovaStar Mortgage Funding Trust
0.348% due 09/25/2037 •	178	171

		1,062

CORPORATE BONDS & NOTES 4.2%

DAE Funding LLC
5.000% due 08/01/2024	900	907

Gran Tierra Energy, Inc.
7.750% due 05/23/2027	1,400	489

Hikma Finance USA LLC
3.250% due 07/09/2025	400	408

Invepar Holdings LLC
8.875% due 12/31/2049 «(h)	158	0

Kosmos Energy Ltd.
7.125% due 04/04/2026	900	794

NBM U.S. Holdings, Inc.
7.000% due 05/14/2026	300	319

Rio Oil Finance Trust
8.200% due 04/06/2028	1,832	1,974
9.750% due 01/06/2027	513	580

Stillwater Mining Co.
7.125% due 06/27/2025	1,300	1,371

		6,842

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.5%

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.378% due 10/25/2035 •	556	538

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Citigroup Mortgage Loan Trust
3.311% due 08/25/2036 ~		$350	$323

			861

U.S. TREASURY OBLIGATIONS 9.4%

U.S. Treasury Notes
1.875% due 01/31/2022 (j)		7,100	7,265
2.000% due 08/31/2021 (j)		1,300	1,322
2.000% due 12/31/2021 (j)		1,500	1,534
2.125% due 12/31/2022 (j)		1,600	1,671
3.000% due 09/30/2025 (j)		3,000	3,405

			15,197

Total United States (Cost $24,220)			23,962

VIRGIN ISLANDS (BRITISH) 2.4%

CORPORATE BONDS & NOTES 2.4%

China Reinsurance Finance Corp. Ltd.
3.375% due 03/09/2022		800	814

Gold Fields Orogen Holdings BVI Ltd.
6.125% due 05/15/2029		900	1,051

NWD MTN Ltd.
4.375% due 11/30/2022		200	208
5.250% due 02/26/2021		200	202

OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK)
5.000% due 03/31/2035 «(b)(h)	BRL	356	4

Star Energy Geothermal Wayang Windu Ltd.
6.750% due 04/24/2033		$726	801

Studio City Finance Ltd.
7.250% due 02/11/2024		800	828

Total Virgin Islands (British) (Cost $3,811)			3,908

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.4%

REPURCHASE AGREEMENTS (i) 0.4%
		$591

Total Short-Term Instruments (Cost $591)		591

Total Investments in Securities (Cost $168,390)		160,136

	SHARES
INVESTMENTS IN AFFILIATES 3.9%

SHORT-TERM INSTRUMENTS 3.9%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.9%

PIMCO Short-Term Floating NAV Portfolio III	631,241	6,225

Total Short-Term Instruments (Cost $6,224)		6,225

Total Investments in Affiliates (Cost $6,224)		6,225

Total Investments 103.1% (Cost $174,614)		$166,361

Financial Derivative Instruments (k)(l) 0.1% (Cost or Premiums, net $304)		171

Other Assets and Liabilities, net (3.2)%		(5,202)

Net Assets 100.0%		$161,330

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

Þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	When-issued security.
(b)	Payment in-kind security.
(c)	Security is not accruing income as of the date of this report.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

(h)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC 15.000% due 04/25/2049	04/30/2015	$1,905	$44	0.03%
Invepar Holdings LLC 8.875% due 12/31/2049	11/16/2018	0	0	0.00
OAS Restructuring BVI Ltd. (0.250% Cash and 4.750% PIK) 5.000% due 03/31/2035	04/30/2019	14	4	0.00
OAS S.A. - Exp. 05/16/2039	01/21/2039 - 04/30/2019	0	2	0.00

		$1,919	$50	0.03%

56	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$591	U.S. Treasury Notes 1.750% due 07/31/2021	$(603)	$591	$591

Total Repurchase Agreements						$(603)	$591	$591

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.400)%	02/10/2020	TBD	(2)	$	(520)	$(518)
CFR	(1.750)	04/22/2020	TBD	(2)	EUR	(247)	(286)

Total Reverse Repurchase Agreements							$(804)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BOS	0.170%	09/17/2020	10/01/2020	$(3,695)	$(3,696)
MSC	0.170	09/28/2020	10/01/2020	(4,548)	(4,548)
TDL	0.160	09/28/2020	10/05/2020	(2,499)	(2,499)

Total Sale-Buyback Transactions					$(10,743)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions(1)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
BPS	$0	$(518)	$0	$(518)	$465	$(53)
CFR	0	(286)	0	(286)	300	14
FICC	591	0	0	591	(603)	(12)

Master Securities Forward Transaction Agreement
BOS	0	0	(3,696)	(3,696)	3,684	(12)
MSC	0	0	(4,548)	(4,548)	4,528	(20)
TDL	0	0	(2,499)	(2,499)	2,497	(2)

Total Borrowings and Other Financing Transactions	$591	$(804)	$(10,743)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(804)	$(804)

Total	$0	$0	$0	$(804)	$(804)

Sale-Buyback Transactions
U.S. Treasury Obligations	(8,244)	(2,499)	0	0	(10,743)

Total	$(8,244)	$(2,499)	$0	$0	$(10,743)

Total Borrowings	$(8,244)	$(2,499)	$0	$(804)	$(11,547)

Payable for reverse repurchase agreements and sale-buyback financing transactions					$(11,547)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	57

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

(j)	Securities with an aggregate market value of $11,473 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(2,586) at a weighted average interest rate of (0.273%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 10-Year Note December Futures	12/2020	129	$18,000	$47	$0	$(32)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	4	887	(13)	0	(8)

Total Futures Contracts				$34	$0	$(40)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(1)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(3)	Variation Margin
								Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$2,697	$87	$(5)	$82	$0	$(2)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay	1-Year BRL-CDI	9.650%	Maturity	01/02/2025	BRL	6,800	$221	$(13)	$208	$3	$0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	06/21/2047		$300	(49)	2	(47)	3	0

							$172	$(11)	$161	$6	$0

Total Swap Agreements							$259	$(16)	$243	$6	$(2)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability				Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures		Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$6	$6	$0		$(40)		$(2)		$(42)

Cash of $593 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

58	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020		$84	HKD	651	$0	$0

BPS	10/2020	EUR	43		$51	1	0
	10/2020	JPY	5,460		52	0	0

HUS	10/2020	EUR	5,708		6,801	109	0
	10/2020	JPY	3,463		33	0	0

MYI	10/2020	BRL	910		162	0	0
	10/2020	JPY	3,259		31	0	0
	10/2020		$161	BRL	910	1	0

SCX	11/2020	EUR	5,751		$6,748	1	0

SSB	10/2020		$163	BRL	910	0	(1)
	11/2020	BRL	910		$163	1	0

TOR	10/2020	JPY	3,926		37	0	0

UAG	10/2020		5,992		56	0	(1)

Total Forward Foreign Currency Contracts						$113	$(2)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(1)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Brazil Government International Bond	(1.000)%	Quarterly	06/20/2024	2.047%	$	1,500	$24	$32	$56	$0
	Mexico Government International Bond	(1.000)	Quarterly	12/20/2023	0.979		1,500	23	(24)	0	(1)

BPS	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	1.225		1,500	(2)	16	14	0

CBK	Colombia Government International Bond	(1.000)	Quarterly	12/20/2024	1.225		1,500	6	8	14	0

GST	Brazil Government International Bond	(1.000)	Quarterly	06/20/2024	2.047		1,500	21	35	56	0

JPM	Chile Government International Bond	(1.000)	Quarterly	12/20/2024	0.520		1,500	(25)	(6)	0	(31)

MYC	Mexico Government International Bond	(1.000)	Quarterly	12/20/2024	1.232		1,500	(2)	16	14	0

								$45	$77	$154	$(32)

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Pay	3-Month CNY-CNREPOFIX	2.493%	Quarterly	06/17/2025	CNY	900	$0	$(1)	$0	$(1)
NGF	Pay	3-Month CNY-CNREPOFIX	2.458	Quarterly	06/17/2025		20,300	0	(25)	0	(25)

								$0	$(26)	$0	$(26)

Total Swap Agreements								$45	$51	$154	$(58)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$56	$56	$0	$0	$(1)	$(1)	$55	$0	$55
BPS	1	0	14	15	0	0	0	0	15	0	15
CBK	0	0	14	14	0	0	0	0	14	0	14
GLM	0	0	0	0	0	0	(1)	(1)	(1)	0	(1)
GST	0	0	56	56	0	0	0	0	56	0	56
HUS	109	0	0	109	0	0	0	0	109	0	109
JPM	0	0	0	0	0	0	(31)	(31)	(31)	0	(31)
MYC	0	0	14	14	0	0	0	0	14	0	14

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
MYI	$1	$0	$0	$1	$0	$0	$0	$0	$1	$0	$1
NGF	0	0	0	0	0	0	(25)	(25)	(25)	0	(25)
SCX	1	0	0	1	0	0	0	0	1	0	1
SSB	1	0	0	1	(1)	0	0	(1)	0	0	0
UAG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)

Total Over the Counter	$113	$0	$154	$267	$(2)	$0	$(58)	$(60)

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$6	$6

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$113	$0	$113
Swap Agreements	0	154	0	0	0	154

	$0	$154	$0	$113	$0	$267

	$0	$154	$0	$113	$6	$273

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$40	$40
Swap Agreements	0	2	0	0	0	2

	$0	$2	$0	$0	$40	$42

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2	$0	$2
Swap Agreements	0	32	0	0	26	58

	$0	$32	$0	$2	$26	$60

	$0	$34	$0	$2	$66	$102

60	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$966	$966
Swap Agreements	0	75	0	0	145	220

	$0	$75	$0	$0	$1,111	$1,186

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(274)	$0	$(274)
Swap Agreements	0	(54)	0	0	1	(53)

	$0	$(54)	$0	$(274)	$1	$(327)

	$0	$21	$0	$(274)	$1,112	$859

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(810)	$(810)
Swap Agreements	0	(188)	0	0	(113)	(301)

	$0	$(188)	$0	$0	$(923)	$(1,111)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$160	$0	$160
Swap Agreements	0	(317)	0	0	(51)	(368)

	$0	$(317)	$0	$160	$(51)	$(208)

	$0	$(505)	$0	$160	$(974)	$(1,319)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$2,687	$0	$2,687
Sovereign Issues	0	864	0	864
Australia
Corporate Bonds & Notes	0	712	0	712
Austria
Corporate Bonds & Notes	0	882	0	882
Azerbaijan
Corporate Bonds & Notes	0	951	0	951
Bermuda
Corporate Bonds & Notes	0	621	0	621
Brazil
Corporate Bonds & Notes	0	11,662	0	11,662
Loan Participations and Assignments	0	0	1,508	1,508
Warrants	0	0	2	2
Canada
Common Stocks	26	0	0	26
Corporate Bonds & Notes	0	3,933	0	3,933
Cayman Islands
Corporate Bonds & Notes	0	22,487	0	22,487
Chile
Corporate Bonds & Notes	0	2,353	0	2,353
China
Corporate Bonds & Notes	0	1,958	0	1,958
Colombia
Corporate Bonds & Notes	0	2,590	0	2,590
Dominican Republic
Sovereign Issues	0	779	0	779
Germany
Corporate Bonds & Notes	0	705	0	705
Guatemala
Corporate Bonds & Notes	0	931	0	931
Guernsey, Channel Islands
Corporate Bonds & Notes	0	834	0	834

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Hong Kong
Corporate Bonds & Notes	$0	$1,496	$0	$1,496
India
Corporate Bonds & Notes	0	2,225	0	2,225
Indonesia
Corporate Bonds & Notes	0	825	0	825
Ireland
Corporate Bonds & Notes	0	8,141	0	8,141
Isle of Man
Corporate Bonds & Notes	0	599	0	599
Israel
Corporate Bonds & Notes	0	3,100	0	3,100
Kazakhstan
Corporate Bonds & Notes	0	1,113	0	1,113
Luxembourg
Corporate Bonds & Notes	0	5,872	0	5,872
Mauritius
Corporate Bonds & Notes	0	3,254	0	3,254
Mexico
Corporate Bonds & Notes	0	6,188	0	6,188
Morocco
Corporate Bonds & Notes	0	932	0	932
Multinational
Corporate Bonds & Notes	0	345	0	345
Namibia
Sovereign Issues	0	697	0	697
Netherlands
Corporate Bonds & Notes	0	5,793	0	5,793
Nigeria
Corporate Bonds & Notes	0	510	0	510
Panama
Corporate Bonds & Notes	0	2,041	0	2,041
Qatar
Corporate Bonds & Notes	0	999	0	999
Romania
Corporate Bonds & Notes	0	790	0	790

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Schedule of Investments PIMCO Emerging Markets Corporate Bond Fund (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Russia
Corporate Bonds & Notes	$0	$3,883	$0	$3,883
Saudi Arabia
Corporate Bonds & Notes	0	945	0	945
Singapore
Corporate Bonds & Notes	0	3,775	0	3,775
South Africa
Corporate Bonds & Notes	0	6,766	0	6,766
South Korea
Corporate Bonds & Notes	0	1,435	0	1,435
Spain
Corporate Bonds & Notes	0	440	0	440
Supranational
Corporate Bonds & Notes	0	956	0	956
Turkey
Corporate Bonds & Notes	0	4,948	0	4,948
Sovereign Issues	0	714	0	714
Ukraine
Corporate Bonds & Notes	0	201	0	201
Sovereign Issues	0	823	0	823
United Arab Emirates
Corporate Bonds & Notes	0	3,173	0	3,173
United Kingdom
Corporate Bonds & Notes	0	2,167	44	2,211
United States
Asset-Backed Securities	0	1,062	0	1,062
Corporate Bonds & Notes	0	6,842	0	6,842
Non-Agency Mortgage-Backed Securities	0	861	0	861
U.S. Treasury Obligations	0	15,197	0	15,197

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Virgin Islands (British)
Corporate Bonds & Notes	$0	$3,904	$4	$3,908
Short-Term Instruments
Repurchase Agreements	0	591	0	591

	$26	$158,552	$1,558	$160,136

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$6,225	$0	$0	$6,225

Total Investments	$6,251	$158,552	$1,558	$166,361

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	6	0	6
Over the counter	0	267	0	267

	$0	$273	$0	$273

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(40)	(2)	0	(42)
Over the counter	0	(60)	0	(60)

	$(40)	$(62)	$0	$(102)

Total Financial Derivative Instruments	$(40)	$211	$0	$171

Totals	$6,211	$158,763	$1,558	$166,532

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

62	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 59.3%

ARGENTINA 1.8%

CORPORATE BONDS & NOTES 0.2%

Pan American Energy LLC
29.668% (BADLARPP + 0.000%) due 11/20/2020 ~	ARS	93,119	$618

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~		44,680	285

			903

SOVEREIGN ISSUES 1.6%

Argentina Government International Bond
15.500% due 10/17/2026		144,420	419
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		58,125	471
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		195,401	1,311

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$3,327	1,389
0.125% due 07/09/2035 þ		2,008	755
1.000% due 07/09/2029		217	99

Autonomous City of Buenos Aires Argentina
32.858% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	214,841	1,330
33.413% (BADLARPP + 3.750%) due 02/22/2028 ~		400,757	2,373
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		141,031	954

Provincia de Buenos Aires
33.497% due 05/31/2022		148,867	886

			9,987

Total Argentina (Cost $27,515)			10,890

AUSTRALIA 0.1%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.004% due 12/05/2059 •		$744	741

Total Australia (Cost $744)			741

BERMUDA 0.1%

CORPORATE BONDS & NOTES 0.1%

Aircastle Ltd.
5.125% due 03/15/2021		$200	203
5.500% due 02/15/2022		300	307

Total Bermuda (Cost $509)			510

BRAZIL 7.3%

CORPORATE BONDS & NOTES 1.6%

Banco do Brasil S.A.
4.750% due 03/20/2024		$2,000	2,107

Banco Votorantim S.A.
4.000% due 09/24/2022		2,300	2,363
4.500% due 09/24/2024		600	619

Brazil Minas SPE via State of Minas Gerais
5.333% due 02/15/2028		320	331

Centrais Eletricas Brasileiras S.A.
4.625% due 02/04/2030		3,200	3,208

Globo Comunicacao e Participacoes S.A.
4.875% due 01/22/2030		1,100	1,087

Rede D’or Finance SARL
4.500% due 01/22/2030		300	285

			10,000

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.7%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		22,700	22,814

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 2.0%

Brazil Letras do Tesouro Nacional
0.000% due 04/01/2021 (d)	BRL	70,000	$12,328

Total Brazil (Cost $44,876)			45,142

CAYMAN ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Fantasia Holdings Group Co. Ltd.
10.875% due 01/09/2023		$500	499

Kaisa Group Holdings Ltd.
9.375% due 06/30/2024		500	472

Park Aerospace Holdings Ltd.
5.500% due 02/15/2024		100	101

Sunac China Holdings Ltd.
8.350% due 04/19/2023		500	511

Total Cayman Islands (Cost $1,630)			1,583

CHINA 0.4%

CORPORATE BONDS & NOTES 0.4%

New Metro Global Ltd.
7.500% due 12/16/2021		$2,300	2,360

Total China (Cost $2,343)			2,360

COLOMBIA 0.0%

SOVEREIGN ISSUES 0.0%

Bogota Distrito Capital
9.750% due 07/26/2028	COP	60,000	18

Total Colombia (Cost $29)			18

DOMINICAN REPUBLIC 5.0%

SOVEREIGN ISSUES 5.0%

Dominican Republic International Bond
9.750% due 06/05/2026	DOP	602,700	10,916
11.000% due 12/04/2026		906,100	17,029
12.000% due 03/05/2032		160,800	3,198

Total Dominican Republic (Cost $35,184)			31,143

FRANCE 0.0%

CORPORATE BONDS & NOTES 0.0%

Pernod Ricard S.A.
5.750% due 04/07/2021		$150	154

Total France (Cost $152)			154

GERMANY 0.2%

CORPORATE BONDS & NOTES 0.2%

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	1,100	1,290

Total Germany (Cost $1,242)			1,290

HONG KONG 0.4%

CORPORATE BONDS & NOTES 0.4%

Huarong Finance Co. Ltd.
3.625% due 11/22/2021		$2,650	2,705

Total Hong Kong (Cost $2,680)			2,705

HUNGARY 0.2%

SOVEREIGN ISSUES 0.2%

Hungary Government International Bond
3.000% due 08/21/2030	HUF	306,800	1,051

Total Hungary (Cost $1,103)			1,051

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,300	$1,226

Total India (Cost $1,316)			1,226

INDONESIA 0.3%

SOVEREIGN ISSUES 0.3%

Perusahaan Penerbit SBSN Indonesia
3.400% due 03/29/2022		$2,000	2,074

Total Indonesia (Cost $1,983)			2,074

IRELAND 0.4%

CORPORATE BONDS & NOTES 0.4%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$2,150	2,197
4.500% due 05/15/2021		300	306
5.000% due 10/01/2021		200	206

Total Ireland (Cost $2,656)			2,709

KAZAKHSTAN 1.1%

CORPORATE BONDS & NOTES 1.1%

Development Bank of Kazakhstan JSC
8.950% due 05/04/2023	KZT	3,125,750	6,996

Total Kazakhstan (Cost $9,508)			6,996

LUXEMBOURG 0.1%

CORPORATE BONDS & NOTES 0.1%

Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(a)(b)		$1,526	458

Total Luxembourg (Cost $905)			458

MAURITIUS 1.1%

CORPORATE BONDS & NOTES 1.1%

Greenko Dutch BV
4.875% due 07/24/2022		$250	251

Greenko Solar Mauritius Ltd.
5.950% due 07/29/2026		6,350	6,596

Total Mauritius (Cost $6,643)			6,847

MEXICO 0.6%

CORPORATE BONDS & NOTES 0.6%

Petroleos Mexicanos
7.650% due 11/24/2021	MXN	81,640	3,672

Total Mexico (Cost $4,179)			3,672

MONGOLIA 0.5%

SOVEREIGN ISSUES 0.5%

Mongolia Government International Bond
5.625% due 05/01/2023		$2,948	3,040

Total Mongolia (Cost $2,978)			3,040

NETHERLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Prosus NV
3.680% due 01/21/2030		$1,600	1,729

Total Netherlands (Cost $1,600)			1,729

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	63

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
PERU 1.2%

SOVEREIGN ISSUES 1.2%

Fondo MIVIVIENDA S.A.
7.000% due 02/14/2024	PEN	9,600	$2,987

Peru Government International Bond
5.400% due 08/12/2034		9,200	2,675
6.150% due 08/12/2032		5,100	1,624
8.200% due 08/12/2026		700	258

Total Peru (Cost $7,761)			7,544

POLAND 0.0%

CORPORATE BONDS & NOTES 0.0%

mBank S.A.
2.000% due 11/26/2021	EUR	100	119

Total Poland (Cost $111)			119

RUSSIA 0.8%

SOVEREIGN ISSUES 0.8%

Russia Government International Bond
7.650% due 04/10/2030	RUB	361,400	5,151

Total Russia (Cost $5,860)			5,151

SINGAPORE 0.7%

CORPORATE BONDS & NOTES 0.7%

Medco Bell Pte Ltd.
6.375% due 01/30/2027		$5,000	4,325

Total Singapore (Cost $4,934)			4,325

SOUTH AFRICA 7.8%

CORPORATE BONDS & NOTES 1.2%

Eskom Holdings SOC Ltd.
5.750% due 01/26/2021		$7,670	7,508

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

Eskom Holdings SOC Ltd.
3.215% (LIBOR03M + 2.900%) due 07/07/2021 «~		5,100	5,049

SOVEREIGN ISSUES 5.8%

South Africa Government International Bond
8.000% due 01/31/2030	ZAR	72,500	3,952
10.500% due 12/21/2026		455,500	31,618

			35,570

Total South Africa (Cost $51,874)			48,127

SUPRANATIONAL 1.2%

CORPORATE BONDS & NOTES 1.2%

Banque Ouest Africaine de Developpement
5.500% due 05/06/2021		$7,042	7,200

Total Supranational (Cost $7,151)			7,200

UKRAINE 1.3%

SOVEREIGN ISSUES 1.3%

Ukraine Government International Bond
7.750% due 09/01/2021		$1,100	1,129
7.750% due 09/01/2022		6,500	6,678

Total Ukraine (Cost $7,695)			7,807

UNITED KINGDOM 4.3%

CORPORATE BONDS & NOTES 0.6%

Afren PLC
15.000% due 04/25/2049 ^«(b)(f)		$13,145	297

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Ukreximbank Via Biz Finance PLC
16.500% due 03/02/2021	UAH	88,300	$3,120

			3,417

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.7%

Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (d)	GBP	0	634
0.982% due 12/21/2049 •		13,914	17,920
1.682% due 12/21/2049 •		1,701	2,194
2.182% due 12/21/2049 •		850	1,093
2.682% due 12/21/2049 •		486	622
3.182% due 12/21/2049 •		486	614

			23,077

Total United Kingdom (Cost $41,102)			26,494

UNITED STATES 12.2%

ASSET-BACKED SECURITIES 3.6%

Bear Stearns Asset-Backed Securities Trust
3.444% due 07/25/2036 ~		$76	76

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		101	85

Countrywide Asset-Backed Certificates
0.338% due 11/25/2037 •		1,958	1,839

Countrywide Asset-Backed Certificates Trust
0.298% due 03/25/2047 ^•		263	258

Crecera Americas LLC
0.000% due 07/31/2022 «•	COP	34,000,000	8,374

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		$33	26

Fremont Home Loan Trust
0.298% due 10/25/2036 •		3,454	1,879

GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •		28	17

GSAMP Trust
0.218% due 12/25/2036 •		99	60

HSI Asset Loan Obligation Trust
0.208% due 12/25/2036 •		39	15

JPMorgan Mortgage Acquisition Corp.
0.488% due 02/25/2036 ^•		800	790

MASTR Asset-Backed Securities Trust
0.198% due 01/25/2037 •		190	70

Morgan Stanley ABS Capital, Inc. Trust
0.913% due 01/25/2035 •		185	175

Morgan Stanley Mortgage Loan Trust
5.988% due 11/25/2036 ^þ		1,185	447

RAAC Trust
0.848% due 02/25/2046 •		7,283	7,157

Residential Asset Securities Corp. Trust
0.788% due 08/25/2035 •		318	313

Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		270	89

Stanwich Mortgage Loan Co. LLC
3.375% due 08/15/2024 þ		818	814

			22,484

CORPORATE BONDS & NOTES 6.1%

Aviation Capital Group LLC
2.875% due 01/20/2022		500	496
3.875% due 05/01/2023		200	198

Ford Motor Credit Co. LLC
1.114% (US0003M + 0.810%) due 04/05/2021 ~		200	197
1.331% (US0003M + 1.080%) due 08/03/2022 ~		400	379
2.826% (US0003M + 2.550%) due 01/07/2021 ~		3,400	3,388

General Motors Financial Co., Inc.
1.294% (US0003M + 0.990%) due 01/05/2023 ~		100	99

Navient Corp.
5.875% due 03/25/2021		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nissan Motor Acceptance Corp.
1.156% (US0003M + 0.890%) due 01/13/2022 ~		$5,700	$5,635
2.550% due 03/08/2021		100	101
2.650% due 07/13/2022		100	101

Republic of Colombia
1.000% due 05/04/2022	COP	96,000,000	26,781

			37,476

NON-AGENCY MORTGAGE-BACKED SECURITIES 2.4%

Banc of America Mortgage Trust
2.867% due 07/25/2034 ~		$54	54

Citigroup Mortgage Loan Trust
3.258% due 04/25/2066 ~		331	336

CitiMortgage Alternative Loan Trust
0.798% due 10/25/2036 •		1,252	989

Countrywide Alternative Loan Trust
0.428% due 12/25/2035 •		49	47
0.498% due 05/25/2036 ^•		1,560	644
2.876% due 10/25/2035 ^~		21	18

Countrywide Home Loan Mortgage Pass-Through Trust
0.418% due 04/25/2046 •		424	165
3.438% due 02/20/2036 ^~		66	57

Credit Suisse Mortgage Capital Trust
3.050% due 10/27/2059 ~		1,349	1,359
3.120% due 12/26/2059 ~		974	982

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •		217	177

HarborView Mortgage Loan Trust
3.019% due 10/19/2035 •		333	248

IndyMac Mortgage Loan Trust
0.788% due 07/25/2045 •		263	233

Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		3,753	3,773

Mill City Mortgage Loan Trust
2.750% due 07/25/2059 ~		525	549

Mortgage Equity Conversion Asset Trust
0.630% due 05/25/2042 •		1,257	1,119

New York Mortgage Trust
0.688% due 04/25/2035 •		2,636	2,574

Structured Asset Mortgage Investments Trust
0.556% due 04/19/2035 •		688	685

Structured Asset Securities Corp. Mortgage Loan Trust
6.000% due 10/25/2036		228	232

WaMu Mortgage Pass-Through Certificates Trust
0.518% due 05/25/2034 •		248	211
3.468% due 03/25/2037 ~		101	100

			14,552

U.S. GOVERNMENT AGENCIES 0.1%

Fannie Mae
2.371% due 06/01/2043 - 07/01/2044 •		117	118
2.413% due 09/01/2035 •		49	50
3.380% due 11/01/2035 •		16	16
4.037% due 11/01/2035 •		15	15

Freddie Mac
0.288% due 09/25/2031 •		75	75
2.405% due 08/01/2035 •		3	3

			277

Total United States (Cost $78,649)			74,789

VIRGIN ISLANDS (BRITISH) 0.6%

CORPORATE BONDS & NOTES 0.6%

Gold Fields Orogen Holdings BVI Ltd.
4.875% due 10/07/2020		$3,947	3,944

Total Virgin Islands (British) (Cost $3,947)			3,944

64	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 8.8%

REPURCHASE AGREEMENTS (g) 0.2%
			$1,241

ARGENTINA TREASURY BILLS 0.0%
28.501% due 12/30/2020 (d)(e)	ARS	2,388	15

U.S. TREASURY BILLS 8.6%
0.153% due 10/01/2020 - 01/07/2021 (c)(d)(j)		$53,169	53,167

Total Short-Term Instruments (Cost $54,425)			54,423

Total Investments in Securities (Cost $413,284)			366,261

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 40.0%

SHORT-TERM INSTRUMENTS 40.0%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 40.0%

PIMCO Short Asset Portfolio	33,719	$338

PIMCO Short-Term Floating NAV Portfolio III	25,000,016	246,525

Total Short-Term Instruments (Cost $246,852)		246,863

Total Investments in Affiliates (Cost $246,852)		246,863

Total Investments 99.3% (Cost $660,136)		$613,124

Financial Derivative Instruments (h)(i) 1.8% (Cost or Premiums, net $(5,048))		11,172

Other Assets and Liabilities, net (1.1)%		(6,958)

Net Assets 100.0%		$617,338

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Payment in-kind security.
(b)	Security is not accruing income as of the date of this report.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Coupon represents a yield to maturity.

(f)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Afren PLC	15.000%	04/25/2049	04/30/2015	$ 12,993	$297	0.05%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$1,241	U.S. Treasury Notes 1.750% due 07/31/2021	$(1,266)	$1,241	$1,241

Total Repurchase Agreements						$(1,266)	$1,241	$1,241

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	65

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
United States (0.4)%
U.S. Government Agencies (0.4)%
Uniform Mortgage-Backed Security, TBA	6.000%	10/01/2050	$2,000	$(2,294)	$(2,234)

Total Short Sales (0.4)%				$(2,294)	$(2,234)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$1,241	$0	$0	$1,241	$(1,266)	$(25)

Total Borrowings and Other Financing Transactions	$1,241	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
										Asset	Liability
General Electric Co.	1.000%	Quarterly	12/20/2020	0.570%	$	600	$(17)	$18	$1	$0	$0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		100	(5)	5	0	0	0

							$(22)	$23	$1	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	1-Year BRL-CDI	4.500%	Maturity	01/04/2021	BRL	820,800	$77	$(2,367)	$(2,290)	$0	$(4)
Pay	1-Year BRL-CDI	5.000	Maturity	01/04/2021		854,700	1,224	1,957	3,181	4	0
Receive	1-Year BRL-CDI	6.930	Maturity	01/04/2021		140,000	0	(1,137)	(1,137)	0	(1)
Pay	1-Year BRL-CDI	7.050	Maturity	01/04/2021		205,500	20	1,731	1,751	1	0
Receive	1-Year BRL-CDI	7.425	Maturity	07/01/2021		66,000	0	(862)	(862)	0	(4)
Receive	1-Year BRL-CDI	3.990	Maturity	01/03/2022		88,500	(239)	(44)	(283)	0	(24)
Receive	1-Year BRL-CDI	4.000	Maturity	01/03/2022		308,600	(79)	(925)	(1,004)	0	(84)
Pay	1-Year BRL-CDI	4.500	Maturity	01/03/2022		208,100	14	965	979	56	0
Receive	1-Year BRL-CDI	7.450	Maturity	01/03/2022		200	(1)	(2)	(3)	0	0
Receive	1-Year BRL-CDI	5.000	Maturity	01/02/2023		57,800	61	(292)	(231)	0	(30)
Pay	1-Year BRL-CDI	5.250	Maturity	01/02/2023		190,700	(1)	926	925	99	0
Pay	1-Year BRL-CDI	5.440	Maturity	01/02/2023		65,200	(115)	526	411	33	0
Pay	1-Year BRL-CDI	5.780	Maturity	01/02/2023		4,700	0	36	36	2	0
Pay	1-Year BRL-CDI	5.920	Maturity	01/02/2023		17,500	106	42	148	9	0
Pay	1-Year BRL-CDI	6.675	Maturity	01/02/2023		36,400	300	147	447	18	0
Pay	1-Year BRL-CDI	5.710	Maturity	01/02/2025		27,700	0	(34)	(34)	19	0
Pay	1-Year BRL-CDI	6.010	Maturity	01/02/2025		30,300	0	26	26	20	0
Pay	1-Year BRL-CDI	6.810	Maturity	01/02/2025		9,800	3	66	69	6	0
Pay	1-Year BRL-CDI	7.480	Maturity	01/02/2025		4,700	1	54	55	3	0
Pay	1-Year BRL-CDI	6.140	Maturity	01/04/2027		34,200	(1)	(187)	(188)	32	0
Receive	1-Year BRL-CDI	6.250	Maturity	01/04/2027		24,100	0	108	108	0	(22)
Receive	1-Year BRL-CDI	6.450	Maturity	01/04/2027		46,100	0	142	142	0	(41)
Receive	1-Year BRL-CDI	6.520	Maturity	01/04/2027		28,200	(123)	171	48	0	(25)
Receive	1-Year BRL-CDI	6.535	Maturity	01/04/2027		36,300	0	88	88	0	(32)
Receive	1-Year BRL-CDI	6.950	Maturity	01/04/2027		30,700	(274)	211	(63)	0	(25)
Receive	1-Year BRL-CDI	8.640	Maturity	01/04/2027		15,900	(214)	(30)	(244)	0	(10)
Pay	1-Year BRL-CDI	8.910	Maturity	01/04/2027		8,600	114	37	151	5	0
Receive	1-Year BRL-CDI	9.600	Maturity	01/04/2027		2,700	0	(68)	(68)	0	(1)

66	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(5)	3-Month CNY-CNREPOFIX	2.625%	Quarterly	12/16/2025	CNY	36,020	$(13)	$0	$(13)	$0	$(4)
Receive	3-Month COP-IBR Compounded-OIS	4.340	Quarterly	10/23/2021	COP	44,400,000	0	(366)	(366)	1	0
Pay	3-Month COP-IBR Compounded-OIS	2.380	Quarterly	05/04/2022		100,000,000	0	191	191	0	0
Pay	3-Month COP-IBR Compounded-OIS	2.390	Quarterly	05/04/2022		297,200,000	23	559	582	1	0
Receive	3-Month COP-IBR Compounded-OIS	4.390	Quarterly	05/04/2022		54,957,300	0	(608)	(608)	0	(1)
Receive	3-Month COP-IBR Compounded-OIS	4.290	Quarterly	10/10/2022		16,725,500	0	(214)	(214)	0	0
Pay	3-Month COP-IBR Compounded-OIS	4.495	Quarterly	10/10/2024		10,487,900	0	187	187	2	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	278,100	(6,146)	(3,577)	(9,723)	0	(20)
Receive	3-Month ZAR-JIBAR	6.670	Quarterly	12/13/2022	ZAR	112,300	0	(441)	(441)	0	(12)
Receive	3-Month ZAR-JIBAR	6.665	Quarterly	01/09/2023		390,300	0	(1,676)	(1,676)	0	(42)
Pay	3-Month ZAR-JIBAR	6.410	Quarterly	02/11/2023		517,100	0	2,021	2,021	56	0
Receive	3-Month ZAR-JIBAR	6.855	Quarterly	02/11/2026		518,900	0	(2,637)	(2,637)	0	(116)
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		22,100	0	120	120	4	0
Receive	3-Month ZAR-JIBAR	7.460	Quarterly	03/06/2030		44,200	0	(118)	(118)	0	(6)
Receive	3-Month ZAR-JIBAR	7.490	Quarterly	03/06/2030		44,100	0	(123)	(123)	0	(6)
Receive	6-Month CLP-CHILIBOR	1.870	Semi-Annual	01/14/2022	CLP	12,177,600	0	(320)	(320)	0	(3)
Receive	6-Month CLP-CHILIBOR	1.875	Semi-Annual	01/14/2022		12,972,800	0	(343)	(343)	0	(3)
Receive	6-Month CLP-CHILIBOR	1.900	Semi-Annual	03/01/2023		5,115,930	8	(207)	(199)	0	0
Receive	6-Month CLP-CHILIBOR	2.110	Semi-Annual	03/01/2023		2,440,000	0	(111)	(111)	0	0
Receive	6-Month CLP-CHILIBOR	2.120	Semi-Annual	03/01/2023		3,040,000	0	(140)	(140)	0	0
Receive	6-Month CLP-CHILIBOR	2.020	Semi-Annual	08/30/2023		925,200	0	(44)	(44)	0	0
Receive	6-Month CLP-CHILIBOR	1.340	Semi-Annual	05/05/2024		6,866,900	0	(169)	(169)	1	0
Receive	6-Month CLP-CHILIBOR	2.585	Semi-Annual	12/04/2024		4,445,000	0	(406)	(406)	1	0
Receive	6-Month CLP-CHILIBOR	2.590	Semi-Annual	12/04/2024		4,510,000	0	(413)	(413)	1	0
Receive	6-Month CLP-CHILIBOR	2.635	Semi-Annual	12/04/2024		3,563,000	0	(337)	(337)	1	0
Receive	6-Month CLP-CHILIBOR	2.650	Semi-Annual	12/04/2024		3,650,000	0	(347)	(347)	1	0
Pay	6-Month CLP-CHILIBOR	2.780	Semi-Annual	12/09/2024		3,688,000	0	377	377	0	(1)
Pay	6-Month CLP-CHILIBOR	2.510	Semi-Annual	01/14/2025		10,456,600	0	888	888	0	(4)
Pay	6-Month CLP-CHILIBOR	2.393	Semi-Annual	02/05/2025		6,415,000	0	491	491	0	(3)
Pay	6-Month CLP-CHILIBOR	2.420	Semi-Annual	02/24/2025		278,000	0	21	21	0	0
Receive	6-Month CLP-CHILIBOR	1.935	Semi-Annual	03/10/2025		8,297,500	0	(396)	(396)	4	0
Receive	6-Month CLP-CHILIBOR	1.940	Semi-Annual	03/10/2025		4,148,700	0	(198)	(198)	2	0
Pay	6-Month CLP-CHILIBOR	2.545	Semi-Annual	02/05/2026		2,566,000	0	215	215	0	(1)
Receive	6-Month CLP-CHILIBOR	2.640	Semi-Annual	03/01/2026		9,271,000	0	(824)	(824)	1	0
Pay	6-Month CLP-CHILIBOR	2.020	Semi-Annual	04/30/2026		11,700,000	0	589	589	2	0
Pay	6-Month CLP-CHILIBOR	1.950	Semi-Annual	05/05/2026		11,151,100	0	496	496	2	0
Receive	6-Month CLP-CHILIBOR	3.215	Semi-Annual	01/14/2030		5,726,900	0	(709)	(709)	0	(20)
Pay	6-Month CLP-CHILIBOR	3.120	Semi-Annual	02/05/2030		834,000	0	91	91	3	0
Pay	6-Month CLP-CHILIBOR	2.370	Semi-Annual	06/18/2030		8,000,000	0	158	158	24	0
Receive	6-Month PLN-WIBOR	0.980	Annual	06/09/2030	PLN	5,400	0	(14)	(14)	0	0
Receive	28-Day MXN-TIIE	6.240	Lunar	02/01/2021	MXN	484,200	1,039	(1,184)	(145)	0	0
Pay	28-Day MXN-TIIE	5.700	Lunar	12/09/2021		1,260,700	0	854	854	4	0
Pay	28-Day MXN-TIIE	6.510	Lunar	12/09/2021		623,500	0	700	700	3	0
Pay	28-Day MXN-TIIE	6.535	Lunar	12/09/2021		438,600	0	498	498	2	0
Receive	28-Day MXN-TIIE	6.545	Lunar	12/09/2021		2,250,400	0	(2,570)	(2,570)	0	(10)
Pay	28-Day MXN-TIIE	6.580	Lunar	01/01/2025		217,100	(1)	646	645	8	0
Pay	28-Day MXN-TIIE	6.620	Lunar	01/02/2025		90,100	10	264	274	3	0
Receive	28-Day MXN-TIIE	6.635	Lunar	01/15/2025		253,700	(104)	(670)	(774)	0	(10)
Pay	28-Day MXN-TIIE	6.510	Lunar	02/24/2025		183,700	0	529	529	7	0
Pay	28-Day MXN-TIIE	6.415	Lunar	02/25/2025		22,000	0	59	59	1	0
Receive	28-Day MXN-TIIE	6.855	Lunar	03/20/2025		116,000	0	(412)	(412)	0	(5)
Pay	28-Day MXN-TIIE	6.830	Lunar	12/27/2029		19,500	(2)	72	70	2	0
Receive	28-Day MXN-TIIE	6.618	Lunar	01/18/2030		121,200	0	(349)	(349)	0	(9)

							$(4,313)	$(8,612)	$(12,925)	$444	$(579)

Total Swap Agreements							$(4,335)	$(8,589)	$(12,924)	$444	$(579)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$444	$444	$0	$0	$(579)	$(579)

Cash of $3,387 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020		$7,276	HKD	56,403	$0	$0

BOA	10/2020	CLP	1,526,663		$2,021	76	0
	10/2020	HUF	2,052,448		6,951	331	0
	10/2020	RUB	569,411		7,584	272	(9)
	10/2020	TRY	7,948		1,041	18	0
	10/2020		$161	DKK	1,033	1	0
	11/2020	AUD	118		$84	0	0
	12/2020	CNH	222,656		32,005	0	(670)
	12/2020	DKK	1,033		162	0	(1)
	12/2020	MYR	10,711		2,564	0	(8)
	12/2020		$13,106	PHP	647,471	218	0
	12/2020		57,165	SGD	78,438	303	0

BPS	10/2020	BRL	9,454		$1,676	0	(7)
	10/2020	EUR	901		1,070	14	0
	10/2020	HUF	7,363,208		23,538	0	(211)
	10/2020	TRY	58		8	0	0
	10/2020		$1,743	BRL	9,454	0	(60)
	10/2020		11,583	CLP	8,905,827	0	(237)
	10/2020		5,140	CZK	115,825	0	(121)
	10/2020		2,992	EUR	2,537	7	(24)
	11/2020		11,766	PLN	44,327	0	(297)
	12/2020	INR	707,515		$9,325	0	(221)
	12/2020	MYR	95,765		22,688	0	(311)
	12/2020		$2,845	CNH	19,527	21	0
	12/2020		702	COP	2,671,110	0	(6)
	12/2020		968	IDR	14,691,336	12	0
	12/2020		75,318	KRW	89,231,962	1,217	0
	12/2020		57,206	MYR	239,403	288	0
	12/2020		36,394	THB	1,128,866	0	(772)

BRC	10/2020	MXN	874,065		$40,123	680	0
	12/2020		$1,408	MYR	5,863	0	0
	02/2021		2,141	CZK	46,964	0	(103)

68	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BSH	10/2020	BRL	229,000		$50,536	$9,759	$0
	10/2020		$43,877	BRL	229,000	0	(3,100)
	01/2021	BRL	133,021		$31,822	8,194	0
	01/2021		$32,818	BRL	133,021	0	(9,190)
	04/2021	BRL	70,000		$12,390	0	(2)
	09/2021		$1,306	UYU	59,363	4	0

CBK	10/2020	BRL	18,294		$3,452	194	0
	10/2020	CHF	338		366	0	(1)
	10/2020	CLP	1,502,201		1,939	25	0
	10/2020	DKK	448		68	0	(3)
	10/2020	GBP	18,423		24,349	577	0
	10/2020	MXN	315,016		14,206	0	(10)
	10/2020	PEN	4,896		1,382	23	0
	10/2020	RUB	562,078		7,666	439	0
	10/2020		$3,243	BRL	18,294	14	0
	10/2020		479	CZK	10,851	0	(9)
	10/2020		78	DKK	499	1	0
	10/2020		23,628	MXN	550,066	1,237	0
	10/2020		13,340	PEN	47,322	0	(208)
	10/2020		32,043	RUB	2,304,754	0	(2,408)
	10/2020		4,074	TRY	31,230	0	(55)
	11/2020	PEN	244,263		$68,158	381	0
	11/2020	SEK	65		7	0	0
	11/2020		$366	CHF	338	1	0
	11/2020	ZAR	2,769		$165	1	0
	12/2020	CNH	8,133		1,180	0	(13)
	12/2020	COP	7,824,516		2,102	64	0
	12/2020	DKK	499		78	0	0
	12/2020	PEN	138,000		38,570	282	0
	12/2020		$7,212	COP	27,262,387	0	(112)
	12/2020		1,793	EGP	30,271	91	0
	12/2020		57,616	PEN	202,960	0	(1,305)
	02/2021	PEN	5,500		$1,525	1	0
	02/2021		$20,418	MXN	468,987	483	0
	03/2021		13,957		315,016	8	0
	03/2021		49,931	PEN	178,827	0	(363)
	05/2021		909	ARS	85,455	0	(125)

GLM	10/2020	DOP	36,434		$617	0	(6)
	10/2020	HUF	1,102,545		3,767	211	0
	10/2020		$2,253	CLP	1,755,087	0	(17)
	10/2020		5,261	CZK	118,528	0	(125)
	10/2020		28,412	MXN	629,490	21	(27)
	10/2020		7,772	TRY	58,946	0	(184)
	11/2020	DOP	129,336		$2,189	0	(18)
	11/2020		$1,170	BRL	6,589	2	0
	11/2020		3,783	RON	15,534	0	(59)
	11/2020		5,276	RUB	390,999	0	(262)
	12/2020	COP	17,132,712		$4,549	87	0
	12/2020	DOP	1,206,596		20,457	0	(14)
	12/2020	KRW	14,649,460		12,364	0	(201)
	12/2020		$9,852	CNH	69,398	332	0
	12/2020		759	HKD	5,887	0	0
	12/2020		34,039	MXN	752,597	0	(266)
	12/2020		44,535	TWD	1,285,279	321	0
	02/2021		743	HKD	5,760	0	0
	03/2021	DOP	363,383		$6,111	51	0
	03/2021		$4,216	DOP	250,000	0	(46)

HUS	10/2020	CLP	768,446		$1,000	21	0
	10/2020	JPY	2,852		27	0	0
	10/2020	MXN	583,770		26,993	619	(12)
	10/2020		$373	CHF	338	0	(6)
	10/2020		2,144	CLP	1,671,248	0	(15)
	10/2020		7,944	EUR	6,667	0	(127)
	10/2020		23,701	GBP	18,423	71	0
	10/2020		26,504	MXN	572,923	0	(650)
	10/2020		1,380	PEN	4,896	0	(22)
	11/2020	GBP	18,423		$23,705	0	(72)
	11/2020	ZAR	118,470		7,049	26	(15)
	12/2020	CNY	96,730		13,828	0	(370)
	12/2020	IDR	72,818,932		4,890	41	(8)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	69

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	12/2020	KRW	1,251,122		$1,067	$0	$(6)
	12/2020	MYR	11,739		2,833	14	0
	12/2020	SGD	13,153		9,597	0	(39)
	12/2020		$1,587	CNH	11,116	44	0
	12/2020		106,403	CNY	745,563	3,029	0
	01/2021	PEN	4,896		$1,378	20	0
	02/2021	HKD	61,733		7,933	0	(29)

IND	12/2020	THB	186,865		6,002	105	0
	02/2021		$2,375	CZK	52,384	0	(101)

JPM	10/2020	DKK	207		$32	0	(1)
	10/2020	EUR	535		633	5	0
	10/2020		$3,230	MXN	68,463	3	(143)
	10/2020		2,814	TRY	21,328	0	(69)
	11/2020		6,094	RON	24,883	0	(129)
	11/2020	ZAR	166,062		$9,778	0	(87)
	12/2020	CNH	42,473		6,042	0	(191)
	12/2020	COP	57,695,319		15,698	672	0
	12/2020	EGP	30,271		1,797	0	(88)
	12/2020	TWD	215,694		7,479	0	(49)
	12/2020		$11,471	COP	43,726,394	0	(83)
	12/2020		171	UYU	7,386	1	0
	02/2021	UAH	92,583		$3,162	18	0
	02/2021		$5,690	CZK	127,926	0	(137)
	03/2021	EGP	3,254		$188	0	(9)

MYI	10/2020	DKK	910		138	0	(6)
	10/2020	JPY	2,684		25	0	0
	11/2020		$22,283	PLN	83,750	0	(614)
	12/2020	MYR	23,432		$5,579	0	(49)
	12/2020	TWD	27,093		935	0	(11)
	12/2020		$1,108	MYR	4,649	9	0
	03/2021		189	EGP	3,254	9	0

SCX	10/2020		47,951	HUF	14,986,337	385	0
	10/2020		4,501	TRY	33,818	0	(127)
	11/2020		9,115	EUR	7,768	0	(2)
	11/2020		1,381	RON	5,655	0	(25)
	12/2020	PHP	108,282		$2,190	0	(38)
	12/2020		$24,646	IDR	369,965,864	35	0
	12/2020		59,961	INR	4,563,105	1,607	0
	12/2020		2,435	MYR	10,107	0	(8)
	02/2021		7,948	ILS	27,293	39	0

SOG	10/2020	DKK	244		$37	0	(2)
	11/2020		$5,021	RUB	373,508	0	(231)
	11/2020	ZAR	129,454		$7,661	0	(29)

SSB	12/2020	MXN	186,058		8,138	0	(216)

TOR	10/2020	BRL	102,642		18,157	0	(120)
	10/2020	CAD	767		586	10	0
	10/2020	JPY	3,233		31	0	0
	10/2020		$18,197	BRL	102,642	80	0
	11/2020		18,144		102,642	119	0

UAG	10/2020	BRL	111,482		$19,764	0	(87)
	10/2020	JPY	4,935		46	0	0
	10/2020	MXN	42,304		2,004	95	0
	10/2020		$19,845	BRL	111,482	6	0
	11/2020		7,253	RUB	539,948	0	(329)
	12/2020	HKD	5,761		$743	0	0
	02/2021		$3,776	CZK	83,067	0	(171)

Total Forward Foreign Currency Contracts						$33,345	$(25,710)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC iTraxx Europe 32 5-Year Index	Sell	2.500%	01/20/2021	3,700	$(3)	$0

Total Written Options						$(3)	$0

70	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(2)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
BRC	Brazil Government International Bond	(1.000)%	Quarterly	12/20/2024	2.180%	$	700	$11	$22	$33	$0

JPM	Brazil Government International Bond	(1.000)	Quarterly	12/20/2024	2.180		29,900	557	866	1,423	0

								$568	$888	$1,456	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(3)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(6)
										Asset	Liability
CBK	South Africa Government International Bond	1.000%	Quarterly	12/20/2020	1.169%	$	4,700	$21	$(22)	$0	$(1)

FBF	Egypt Government International Bond	1.000	Quarterly	12/20/2021	2.542		8,500	(725)	568	0	(157)
	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318		600	(3)	10	7	0

GST	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871		1,300	(13)	(13)	0	(26)

HUS	South Africa Government International Bond	1.000	Quarterly	12/20/2020	1.169		4,600	7	(7)	0	0

JPM	Petroleos Mexicanos	1.000	Quarterly	06/20/2021	3.871		1,500	(15)	(15)	0	(30)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849		6,700	(525)	390	0	(135)

NGF	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321		14,900	(30)	(1)	0	(31)

UAG	Panama Government International Bond	1.000	Quarterly	06/20/2022	0.318		7,900	(34)	130	96	0

								$(1,317)	$1,040	$103	$(380)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(7)	Notional Amount of Currency Received	Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
GLM	Floating rate equal to 6-Month USD-LIBOR plus 0.330% based on the notional amount of currency received	Floating rate equal to 6-Month ARS-LIBOR based on the notional amount of currency delivered	Maturity	05/28/2024	$7,800	ARS	351,546	$7	$5,621	$5,628	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Receive	3-Month ILS-TELBOR	0.800%	Annual	04/24/2028	ILS	64,100	$0	$(499)	$0	$(499)

BPS	Pay	3-Month ILS-TELBOR	1.278	Annual	08/01/2029		57,100	0	1,034	1,034	0

CBK	Receive	3-Month COP-IBR Compounded-OIS	4.150	Quarterly	05/04/2022	COP	394,800,600	32	(3,969)	0	(3,937)

GLM	Pay	1-Year BRL-CDI	7.715	Maturity	01/04/2027	BRL	21,000	0	173	173	0
	Pay	3-Month COP-IBR Compounded-OIS	5.170	Quarterly	01/25/2023	COP	1,597,400	0	30	30	0
	Pay	6-Month CLP-CHILIBOR	3.265	Semi-Annual	06/14/2029	CLP	473,800	0	64	64	0

								$32	$(3,167)	$1,301	$(4,436)

Total Swap Agreements								$(710)	$4,382	$8,488	$(4,816)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(8)
BOA	$1,219	$0	$0	$1,219	$(688)	$0	$(499)	$(1,187)	$32	$0	$32
BPS	1,559	0	1,034	2,593	(2,267)	0	0	(2,267)	326	0	326
BRC	680	0	33	713	(103)	0	0	(103)	610	(1,190)	(580)
BSH	17,957	0	0	17,957	(12,292)	0	0	(12,292)	5,665	(5,500)	165
CBK	3,822	0	0	3,822	(4,612)	0	(3,938)	(8,550)	(4,728)	7,820	3,092
DUB	0	0	0	0	0	0	0	0	0	(180)	(180)
FBF	0	0	7	7	0	0	(157)	(157)	(150)	170	20
GLM	1,025	0	5,895	6,920	(1,225)	0	0	(1,225)	5,695	(4,200)	1,495
GST	0	0	0	0	0	0	(26)	(26)	(26)	0	(26)
HUS	3,885	0	0	3,885	(1,371)	0	0	(1,371)	2,514	(3,240)	(726)
IND	105	0	0	105	(101)	0	0	(101)	4	0	4
JPM	699	0	1,423	2,122	(986)	0	(165)	(1,151)	971	(1,214)	(243)
MYI	18	0	0	18	(680)	0	0	(680)	(662)	619	(43)
NGF	0	0	0	0	0	0	(31)	(31)	(31)	0	(31)
SCX	2,066	0	0	2,066	(200)	0	0	(200)	1,866	(1,130)	736
SOG	0	0	0	0	(262)	0	0	(262)	(262)	298	36
SSB	0	0	0	0	(216)	0	0	(216)	(216)	113	(103)
TOR	209	0	0	209	(120)	0	0	(120)	89	0	89
UAG	101	0	96	197	(587)	0	0	(587)	(390)	501	111

Total Over the Counter	$33,345	$0	$8,488	$41,833	$(25,710)	$0	$(4,816)	$(30,526)

(j)

Securities with an aggregate market value of $9,521 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(8)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

72	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$444	$444

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,345	$0	$33,345
Swap Agreements	0	1,559	0	5,628	1,301	8,488

	$0	$1,559	$0	$38,973	$1,301	$41,833

	$0	$1,559	$0	$38,973	$1,745	$42,277

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$579	$579

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$25,710	$0	$25,710
Swap Agreements	0	380	0	0	4,436	4,816

	$0	$380	$0	$25,710	$4,436	$30,526

	$0	$380	$0	$25,710	$5,015	$31,105

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	(1,026)	(1,026)
Swap Agreements	0	(3,900)	0	0	(16,728)	(20,628)

	$0	$(3,900)	$0	$0	$(17,755)	$(21,655)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(54,656)	$0	$(54,656)
Purchased Options	0	0	0	(15)	0	(15)
Written Options	0	0	0	3,979	0	3,979
Swap Agreements	0	1,091	0	(770)	(594)	(273)

	$0	$1,091	$0	$(51,462)	$(594)	$(50,965)

	$0	$(2,809)	$0	$(51,462)	$(18,349)	$(72,620)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(11)	$(11)
Futures	0	0	0	0	896	896
Swap Agreements	0	3,125	0	0	10,845	13,970

	$0	$3,125	$0	$0	$11,730	$14,855

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$76,521	$0	$76,521
Written Options	0	23	0	1,254	0	1,277
Swap Agreements	0	(764)	0	1,922	(2,802)	(1,644)

	$0	$(741)	$0	$79,697	$(2,802)	$76,154

	$0	$2,384	$0	$79,697	$8,928	$91,009

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	73

Schedule of Investments PIMCO Emerging Markets Currency and Short-Term Investments Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$903	$0	$903
Sovereign Issues	0	9,987	0	9,987
Australia
Non-Agency Mortgage-Backed Securities	0	741	0	741
Bermuda
Corporate Bonds & Notes	0	510	0	510
Brazil
Corporate Bonds & Notes	0	10,000	0	10,000
Loan Participations and Assignments	0	0	22,814	22,814
Sovereign Issues	0	12,328	0	12,328
Cayman Islands
Corporate Bonds & Notes	0	1,583	0	1,583
China
Corporate Bonds & Notes	0	2,360	0	2,360
Colombia
Sovereign Issues	0	18	0	18
Dominican Republic
Sovereign Issues	0	31,143	0	31,143
France
Corporate Bonds & Notes	0	154	0	154
Germany
Corporate Bonds & Notes	0	1,290	0	1,290
Hong Kong
Corporate Bonds & Notes	0	2,705	0	2,705
Hungary
Sovereign Issues	0	1,051	0	1,051
India
Corporate Bonds & Notes	0	1,226	0	1,226
Indonesia
Sovereign Issues	0	2,074	0	2,074
Ireland
Corporate Bonds & Notes	0	2,709	0	2,709
Kazakhstan
Corporate Bonds & Notes	0	6,996	0	6,996
Luxembourg
Corporate Bonds & Notes	0	458	0	458
Mauritius
Corporate Bonds & Notes	0	6,847	0	6,847
Mexico
Corporate Bonds & Notes	0	3,672	0	3,672
Mongolia
Sovereign Issues	0	3,040	0	3,040
Netherlands
Corporate Bonds & Notes	0	1,729	0	1,729
Peru
Sovereign Issues	0	7,544	0	7,544
Poland
Corporate Bonds & Notes	0	119	0	119
Russia
Sovereign Issues	0	5,151	0	5,151
Singapore
Corporate Bonds & Notes	0	4,325	0	4,325

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
South Africa
Corporate Bonds & Notes	$0	$7,508	$0	$7,508
Loan Participations and Assignments	0	0	5,049	5,049
Sovereign Issues	0	35,570	0	35,570
Supranational
Corporate Bonds & Notes	0	7,200	0	7,200
Ukraine
Sovereign Issues	0	7,807	0	7,807
United Kingdom
Corporate Bonds & Notes	0	3,120	297	3,417
Non-Agency Mortgage-Backed Securities	0	23,077	0	23,077
United States
Asset-Backed Securities	0	14,110	8,374	22,484
Corporate Bonds & Notes	0	37,476	0	37,476
Non-Agency Mortgage-Backed Securities	0	14,552	0	14,552
U.S. Government Agencies	0	277	0	277
Virgin Islands (British)
Corporate Bonds & Notes	0	3,944	0	3,944
Short-Term Instruments
Repurchase Agreements	0	1,241	0	1,241
Argentina Treasury Bills	0	15	0	15
U.S. Treasury Bills	0	53,167	0	53,167

	$0	$329,727	$36,534	$366,261

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$246,863	$0	$0	$246,863

Total Investments	$246,863	$329,727	$36,534	$613,124

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,234)	$0	$(2,234)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	444	0	444
Over the counter	0	41,833	0	41,833

	$0	$42,277	$0	$42,277

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(579)	0	(579)
Over the counter	0	(30,526)	0	(30,526)

	$0	$(31,105)	$0	$(31,105)

Total Financial Derivative Instruments	$0	$11,172	$0	$11,172

Totals	$246,863	$338,665	$36,534	$622,062

74	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases	Net Sales/ Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020(1)
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$1,050	$0	$0	$0	$0	$0	$0	$(1,050)	$0	$0
Brazil
Loan Participations and Assignments	22,755	0	0	0	0	59	0	0	22,814	59
Cayman Islands
Asset-Backed Securities	8,252	0	(8,164)	1	(102)	13	0	0	0	0
Jersey, Channel Islands
Asset-Backed Securities	6,181	0	(6,130)	(17)	(55)	21	0	0	0	0
Luxembourg
Corporate Bonds & Notes	5	10	(14)	0	3	(4)	0	0	0	0
Qatar
Loan Participations and Assignments	27,582	0	(27,529)	65	(17)	(101)	0	0	0	0
South Africa
Loan Participations and Assignments	33,977	0	(28,111)	31	(600)	(248)	0	0	5,049	(123)
United Kingdom
Corporate Bonds & Notes	1,479	0	0	0	0	(1,182)	0	0	297	(1,182)
United States
Asset-Backed Securities	8,304	0	0	0	0	70	0	0	8,374	70
Short-Term Instruments
Argentina Treasury Bills	1,173	28	(956)	2	(393)	146	0	0	0	0

Totals	$110,758	$38	$(70,904)	$82	$(1,164)	$(1,226)	$0	$(1,050)	$36,534	$(1,176)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	(% Unless Noted Otherwise)
				Input Value(s)	Weighted Average
Investments in Securities, at Value
Brazil
Loan Participations and Assignments	$22,814	Proxy Pricing	Base Price	100.750	—
South Africa
Loan Participations and Assignments	5,049	Third Party Vendor	Broker Quote	99.000	—
United Kingdom
Corporate Bonds & Notes	297	Other Valuation Techniques(2)	—	—	—
United States
Asset-Backed Securities	8,374	Proxy Pricing	Base Price	94.505	—

Total	$36,534

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	75

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 0.3%

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Huarong Finance Co. Ltd.
3.625% due 11/22/2021	$200	$205

Total Hong Kong (Cost $203)		205

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
		588

Total Short-Term Instruments (Cost $588)		588

Total Investments in Securities (Cost $791)		793

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 99.1%

UNITED STATES 96.9%

MUTUAL FUNDS (a) 96.9%

PIMCO Emerging Markets Bond Fund	8,100,265	$83,757

PIMCO Emerging Markets Corporate Bond Fund	7,995,528	84,912

PIMCO Emerging Markets Local Currency and Bond Fund	26,026,596	166,050

Total United States (Cost $326,232)		334,719

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 2.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 2.2%

PIMCO Short-Term Floating NAV Portfolio III	769,957	$7,592

Total Short-Term Instruments (Cost $7,569)		7,592

Total Investments in Affiliates (Cost $333,801)		342,311

Total Investments 99.4% (Cost $334,592)		$343,104

Financial Derivative Instruments (c) 0.0% (Cost or Premiums, net $(1))		1

Other Assets and Liabilities, net 0.6%		2,201

Net Assets 100.0%		$345,306

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Institutional Class Shares of each Fund.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$588	U.S. Treasury Notes 1.750% due 07/31/2021	$(600)	$588	$588

Total Repurchase Agreements						$(600)	$588	$588

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(1)
Global/Master Repurchase Agreement
FICC	$588	$0	$0	$588	$(600)	$(12)

Total Borrowings and Other Financing Transactions	$588	$0	$0

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(c)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
										Asset	Liability
BOA	Huarong Finance Co. Ltd.	1.000%	Quarterly	10/23/2020	0.397%	$	600	$(1)	$2	$1	$0

Total Swap Agreements								$(1)	$2	$1	$0

76	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$1	$1	$0	$0	$0	$0	$1	$0	$1

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Over the counter
Swap Agreements	$0	$1	$0	$0	$0	$1

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$3	$0	$0	$0	$3

Net Change in Unrealized (Depreciation) on Financial Derivative Instruments
Over the counter
Swap Agreements	$0	$(1)	$0	$0	$0	$(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	77

Schedule of Investments PIMCO Emerging Markets Full Spectrum Bond Fund (Cont.)

September 30, 2020 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Hong Kong
Corporate Bonds & Notes	$0	$205	$0	$205
Short-Term Instruments
Repurchase Agreements	0	588	0	588

	$0	$793	$0	$793

Investments in Affiliates, at Value
United States
Mutual Funds	334,719	0	0	334,719
Short-Term Instruments
Central Funds Used for Cash Management Purposes	7,592	0	0	7,592

	$342,311	$0	$0	$342,311

Total Investments	$342,311	$793	$0	$343,104

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Over the counter	$0	$1	$0	$1

Total Financial Derivative Instruments	$0	$1	$0	$1

Totals	$342,311	$794	$0	$343,105

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

78	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 170.3%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,750	$11

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		2,100	14

Provincia de Buenos Aires
33.378% due 04/12/2025		1,170	7

			21

Total Argentina (Cost $144)			32

AUSTRALIA 4.6%

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

RESIMAC Bastille Trust
1.004% due 12/05/2059 •		$135	135
1.084% due 09/05/2057 •		335	336

			471

SOVEREIGN ISSUES 4.5%

Australia Government International Bond
0.500% due 09/21/2026	AUD	5,600	4,023
0.750% due 11/21/2027 (f)		1,677	1,321
1.750% due 06/21/2051		500	361
3.000% due 03/21/2047		2,000	1,853

New South Wales Treasury Corp.
2.000% due 03/20/2031		1,100	843
2.750% due 11/20/2025 (f)		4,776	3,980
3.000% due 02/20/2030		300	251

Northern Territory Treasury Corp.
2.000% due 04/21/2031		500	370

Queensland Treasury Corp.
1.750% due 08/21/2031		300	224
3.500% due 08/21/2030		1,000	873

Treasury Corp. of Victoria
1.500% due 11/20/2030		400	294
2.500% due 10/22/2029		100	80
4.250% due 12/20/2032		600	566

Western Australian Treasury Corp.
2.750% due 07/24/2029		100	82

			15,121

Total Australia (Cost $14,843)			15,592

BRAZIL 1.7%

CORPORATE BONDS & NOTES 1.7%

Banco Votorantim S.A.
4.500% due 09/24/2024		$2,200	2,269

Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (d)(g)		653	2

Petrobras Global Finance BV
5.093% due 01/15/2030		146	154
7.250% due 03/17/2044		790	902

Swiss Insured Brazil Power Finance SARL
9.850% due 07/16/2032	BRL	11,500	2,309

Total Brazil (Cost $6,428)			5,636

CANADA 1.1%

CORPORATE BONDS & NOTES 0.2%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$180	171

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	500	610

			781

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	375	$288

SOVEREIGN ISSUES 0.8%

Canada Government Real Return Bond
3.000% due 12/01/2036 (f)		1,998	2,350

Province of Quebec
1.850% due 02/13/2027		600	479

			2,829

Total Canada (Cost $3,849)			3,898

CAYMAN ISLANDS 4.8%

ASSET-BACKED SECURITIES 2.6%

Anchorage Capital CLO Ltd.
0.000% due 10/20/2031 •(b)		$900	900

Bowman Park CLO Ltd.
1.436% due 11/23/2025 •		299	299

Cent CLO Ltd.
1.345% due 10/15/2026 •		1,160	1,156

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		286	284

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		239	239

GoldentTree Loan Management U.S. CLO Ltd.
1.612% due 01/20/2033 •		800	798

Jamestown CLO Ltd.
1.493% due 01/17/2027 •		1,001	1,000

Palmer Square Loan Funding Ltd.
1.180% due 11/15/2026 •		651	649
2.005% due 07/20/2028 •		800	801

Sound Point CLO Ltd.
1.162% due 01/20/2028 •		492	489

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		800	800

Telos CLO Ltd.
1.543% due 01/17/2027 •		950	948

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •		198	197

Venture CLO Ltd.
1.155% due 04/15/2027 •		192	190

WhiteHorse Ltd.
1.203% due 04/17/2027 •		105	104

			8,854

CORPORATE BONDS & NOTES 2.2%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		500	505

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		200	209

Country Garden Holdings Co. Ltd.
7.125% due 04/25/2022		200	209

Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		768	698

Odebrecht Offshore Drilling Finance Ltd. (6.720% Cash and 1.000% PIK)
7.720% due 12/01/2026 ^(c)		4,228	476

QNB Finance Ltd.
1.251% (US0003M + 1.000%) due 05/02/2022 ~		600	600
1.308% (SOFRRATE + 1.225%) due 02/12/2022 ~		500	501
1.606% (US0003M + 1.350%) due 05/31/2021 ~		3,400	3,414

Sands China Ltd.
4.600% due 08/08/2023		200	214
5.125% due 08/08/2025		200	219
5.400% due 08/08/2028		300	335

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Sunac China Holdings Ltd.
7.875% due 02/15/2022		$200	$202

			7,582

Total Cayman Islands (Cost $18,792)			16,436

CHILE 0.7%

CORPORATE BONDS & NOTES 0.3%

Banco Santander Chile
2.700% due 01/10/2025		$1,100	1,161

SOVEREIGN ISSUES 0.4%

Bonos de la Tesoreria de la Republica en pesos
4.700% due 09/01/2030	CLP	645,000	967

Chile Government International Bond
2.450% due 01/31/2031		$500	526

			1,493

Total Chile (Cost $2,606)			2,654

CHINA 1.6%

SOVEREIGN ISSUES 1.6%

China Development Bank
3.050% due 08/25/2026	CNY	2,800	398
3.800% due 01/25/2036		2,000	287
4.040% due 04/10/2027		4,700	706
4.240% due 08/24/2027		27,300	4,157

Total China (Cost $5,427)			5,548

COLOMBIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Ecopetrol S.A.
5.875% due 05/28/2045		$700	764

SOVEREIGN ISSUES 0.1%

Colombian TES
6.000% due 04/28/2028	COP	1,230,000	339

Total Colombia (Cost $1,081)			1,103

CZECH REPUBLIC 0.1%

SOVEREIGN ISSUES 0.1%

Czech Republic Government International Bond
0.950% due 05/15/2030	CZK	5,600	247
2.500% due 08/25/2028		900	44

Total Czech Republic (Cost $264)			291

DENMARK 4.4%

CORPORATE BONDS & NOTES 4.4%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	20,771	3,291

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		39,634	6,269

Nykredit Realkredit A/S
1.000% due 10/01/2050		33,834	5,328

Total Denmark (Cost $13,987)			14,888

FRANCE 2.6%

CORPORATE BONDS & NOTES 1.2%

BNP Paribas S.A.
2.219% due 06/09/2026 •		$800	826
3.375% due 01/23/2026	GBP	800	1,136

Credit Agricole S.A.
3.750% due 04/24/2023		$1,900	2,041

			4,003

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	79

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 1.4%

France Government International Bond
1.500% due 05/25/2050 (k)	EUR	2,800	$4,309
2.000% due 05/25/2048 (k)		300	507

			4,816

Total France (Cost $7,848)			8,819

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$300	300
1.539% (US0003M + 1.290%) due 02/04/2021 ~		700	701
2.625% due 02/12/2026	EUR	700	864
3.150% due 01/22/2021		$100	101
3.547% due 09/18/2031 •		200	201
3.961% due 11/26/2025 •		1,300	1,383
4.250% due 10/14/2021		1,300	1,337

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		800	855

Volkswagen Financial Services AG
0.250% due 10/16/2020	EUR	800	938

Total Germany (Cost $6,455)			6,680

GUERNSEY, CHANNEL ISLANDS 0.6%

CORPORATE BONDS & NOTES 0.6%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,900	2,045

Total Guernsey, Channel Islands (Cost $1,898)			2,045

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

CMHI Finance BVI Co. Ltd.
4.375% due 08/06/2023		$200	216

Total Hong Kong (Cost $202)			216

INDIA 0.6%

CORPORATE BONDS & NOTES 0.6%

Muthoot Finance Ltd.
6.125% due 10/31/2022		$900	918

Shriram Transport Finance Co. Ltd.
5.700% due 02/27/2022		900	863
5.950% due 10/24/2022		400	377

Total India (Cost $2,232)			2,158

INDONESIA 1.2%

SOVEREIGN ISSUES 1.2%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	800	991
4.100% due 04/24/2028		$900	1,027
5.250% due 01/17/2042		400	508
8.375% due 03/15/2034	IDR	18,578,000	1,345

Total Indonesia (Cost $3,588)			3,871

IRELAND 0.9%

ASSET-BACKED SECURITIES 0.5%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	293

Toro European CLO DAC
0.900% due 10/15/2030 •		1,100	1,288

			1,581

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CORPORATE BONDS & NOTES 0.4%

AIB Group PLC
4.750% due 10/12/2023		$200	$218

SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	605
3.000% due 07/15/2022		400	408

			1,231

Total Ireland (Cost $2,774)			2,812

ISRAEL 1.0%

SOVEREIGN ISSUES 1.0%

Israel Government Bond - Fixed
1.000% due 04/30/2021	ILS	4,600	1,350
2.000% due 03/31/2027		2,100	674

Israel Government International Bond
3.800% due 05/13/2060		$1,200	1,434

Total Israel (Cost $3,293)			3,458

ITALY 9.4%

CORPORATE BONDS & NOTES 2.1%

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	1,000	1,180
1.247% due 10/25/2021 •		1,100	1,298

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		600	732
2.625% due 04/28/2025		300	349

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		600	713
7.750% due 01/11/2027 •(g)(h)		300	397

UniCredit SpA
7.830% due 12/04/2023		$1,000	1,172
9.250% due 06/03/2022 •(g)(h)	EUR	900	1,148

			6,989

SOVEREIGN ISSUES 7.3%

Italy Buoni Poliennali Del Tesoro
1.850% due 07/01/2025 (k)		3,700	4,663
2.350% due 09/15/2024 (f)(k)		15,679	20,157

			24,820

Total Italy (Cost $29,918)			31,809

JAPAN 6.1%

CORPORATE BONDS & NOTES 1.3%

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		$200	243

Mitsubishi UFJ Financial Group, Inc.
3.455% due 03/02/2023		1,100	1,172

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.880%) due 09/11/2022 ~		500	505
1.250% (US0003M + 1.000%) due 09/11/2024 ~		700	708
3.922% due 09/11/2024 •		400	435

ORIX Corp.
3.250% due 12/04/2024		200	217

Sumitomo Mitsui Financial Group, Inc.
1.474% due 07/08/2025		700	714

Takeda Pharmaceutical Co. Ltd.
2.050% due 03/31/2030		500	508

			4,502

SOVEREIGN ISSUES 4.8%

Japan Government International Bond
0.100% due 03/10/2026	JPY	903,421	8,540
0.100% due 03/10/2028		343,040	3,250
0.500% due 03/20/2049		229,000	2,134

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.700% due 12/20/2048	JPY	116,000	$1,139
1.200% due 09/20/2035		101,000	1,091

			16,154

Total Japan (Cost $20,565)			20,656

KUWAIT 1.2%

SOVEREIGN ISSUES 1.2%

Kuwait International Government Bond
3.500% due 03/20/2027		$3,700	4,172

Total Kuwait (Cost $3,675)			4,172

LUXEMBOURG 1.4%

CORPORATE BONDS & NOTES 1.4%

Emerald Bay S.A.
0.000% due 10/08/2020 (d)	EUR	1,011	1,180

Gazprom OAO Via Gaz Capital S.A.
4.950% due 03/23/2027		$800	892

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		800	841
5.250% due 05/23/2023 (h)		1,800	1,913

Total Luxembourg (Cost $4,788)			4,826

MALAYSIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	224
4.550% due 04/21/2050		200	256

			480

SOVEREIGN ISSUES 0.2%

Malaysia Government International Bond
4.232% due 06/30/2031	MYR	2,100	570

Total Malaysia (Cost $941)			1,050

MEXICO 0.4%

SOVEREIGN ISSUES 0.4%

Mexico Government International Bond
4.000% due 03/15/2115	EUR	800	944
5.000% due 04/27/2051		$200	224

Total Mexico (Cost $1,041)			1,168

MULTINATIONAL 0.2%

CORPORATE BONDS & NOTES 0.2%

NXP BV
3.150% due 05/01/2027		$500	542

Total Multinational (Cost $499)			542

NETHERLANDS 1.5%

ASSET-BACKED SECURITIES 1.0%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	400	467

Babson Euro CLO BV
0.367% due 10/25/2029 •		784	912

Dryden Euro CLO BV
0.880% due 01/15/2030 •		900	1,055

Tikehau CLO BV
0.880% due 12/07/2029 •		900	1,053

			3,487

CORPORATE BONDS & NOTES 0.4%

NXP BV
3.875% due 09/01/2022		$300	317

80	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Syngenta Finance NV
4.441% due 04/24/2023		$700	$740
5.182% due 04/24/2028		200	220

			1,277

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

EMF-NL Prime BV
0.357% due 04/17/2041 •	EUR	287	311

Eurosail PLC
1.057% due 10/17/2040 •		123	145

			456

		SHARES
PREFERRED SECURITIES 0.0%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		100,000	140

Total Netherlands (Cost $5,170)			5,360

		PRINCIPAL AMOUNT (000s)
NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	600	438
1.750% due 05/15/2041		100	73

Total New Zealand (Cost $500)			511

PERU 2.0%

CORPORATE BONDS & NOTES 0.1%

Banco de Credito del Peru
4.650% due 09/17/2024	PEN	1,200	349

SOVEREIGN ISSUES 1.9%

Peru Government International Bond
5.350% due 08/12/2040		1,400	386
5.940% due 02/12/2029		7,900	2,577
6.150% due 08/12/2032		900	287
6.350% due 08/12/2028		9,400	3,147

			6,397

Total Peru (Cost $6,358)			6,746

PHILIPPINES 0.2%

SOVEREIGN ISSUES 0.2%

Philippines Government International Bond
6.250% due 01/14/2036	PHP	20,000	534

Total Philippines (Cost $498)			534

QATAR 0.9%

SOVEREIGN ISSUES 0.9%

Qatar Government International Bond
3.750% due 04/16/2030		$300	348
4.400% due 04/16/2050		300	387
4.500% due 04/23/2028		1,200	1,438
4.817% due 03/14/2049		700	945

Total Qatar (Cost $2,624)			3,118

ROMANIA 0.1%

SOVEREIGN ISSUES 0.1%

Romania Government International Bond
5.850% due 04/26/2023	RON	1,500	385

Total Romania (Cost $415)			385

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RUSSIA 2.9%

SOVEREIGN ISSUES 2.9%

Russia Government International Bond
4.250% due 06/23/2027		$400	$451
4.375% due 03/21/2029		1,200	1,379
7.250% due 05/10/2034	RUB	124,000	1,722
7.650% due 04/10/2030		111,000	1,582
7.700% due 03/23/2033		127,000	1,827
7.950% due 10/07/2026		201,100	2,896

Total Russia (Cost $10,923)			9,857

SAUDI ARABIA 0.9%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$400	410

SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
3.250% due 10/26/2026		400	436
4.375% due 04/16/2029		1,800	2,111

			2,547

Total Saudi Arabia (Cost $2,588)			2,957

SERBIA 0.9%

SOVEREIGN ISSUES 0.9%

Serbia Government International Bond
3.125% due 05/15/2027	EUR	2,500	3,138

Total Serbia (Cost $2,664)			3,138

SINGAPORE 1.0%

CORPORATE BONDS & NOTES 0.6%

BOC Aviation Ltd.
2.750% due 09/18/2022		$600	613
3.500% due 09/18/2027		300	319

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		600	601

PSA Treasury Pte Ltd.
2.500% due 04/12/2026		500	535

			2,068

SOVEREIGN ISSUES 0.4%

Singapore Government International Bond
2.125% due 06/01/2026	SGD	1,500	1,195

Total Singapore (Cost $3,079)			3,263

SOUTH AFRICA 0.3%

SOVEREIGN ISSUES 0.3%

South Africa Government International Bond
4.850% due 09/30/2029		$600	574
5.375% due 07/24/2044		400	340

Total South Africa (Cost $979)			914

SOUTH KOREA 1.0%

SOVEREIGN ISSUES 1.0%

Korea Government International Bond
2.125% due 06/10/2027	KRW	360,000	326
2.375% due 12/10/2027		360,000	331
2.375% due 12/10/2028		1,620,000	1,495
2.625% due 06/10/2028		720,000	675
5.500% due 03/10/2028		360,000	400

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$200	217

Total South Korea (Cost $3,395)			3,444

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SPAIN 3.6%

CORPORATE BONDS & NOTES 0.1%

Banco Santander S.A.
4.379% due 04/12/2028		$200	$227

SOVEREIGN ISSUES 3.5%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	200	303
4.900% due 09/15/2021		700	857

Spain Government International Bond
0.250% due 07/30/2024 (k)		1,700	2,040
1.000% due 10/31/2050 (k)		400	462
1.250% due 10/31/2030 (k)		3,400	4,383
1.400% due 07/30/2028 (k)		1,000	1,299
1.450% due 04/30/2029		600	785
1.850% due 07/30/2035 (k)		1,100	1,526

			11,655

Total Spain (Cost $11,023)			11,882

SWITZERLAND 1.6%

CORPORATE BONDS & NOTES 1.6%

Credit Suisse AG
2.100% due 11/12/2021		$900	917

Credit Suisse Group AG
1.449% (US0003M + 1.200%) due 12/14/2023 ~		2,100	2,120

UBS AG
5.125% due 05/15/2024 (h)		1,300	1,435
7.625% due 08/17/2022 (h)		900	1,002

Total Switzerland (Cost $5,308)			5,474

UNITED ARAB EMIRATES 1.3%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$600	620

SOVEREIGN ISSUES 1.1%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,800	3,117
3.125% due 04/16/2030		200	224
3.875% due 04/16/2050		200	245

			3,586

Total United Arab Emirates (Cost $3,715)			4,206

UNITED KINGDOM 14.0%

CORPORATE BONDS & NOTES 7.2%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$3,300	3,631

Barclays PLC
4.338% due 05/16/2024 •		300	322
4.375% due 01/12/2026		400	449
7.125% due 06/15/2025 •(g)(h)	GBP	800	1,079
7.875% due 03/15/2022 •(g)(h)		$700	723
8.000% due 06/15/2024 •(g)(h)		300	320

FCE Bank PLC
1.660% due 02/11/2021	EUR	200	233

Frontier Finance PLC
8.000% due 03/23/2022	GBP	975	1,301

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		$400	399
3.000% due 07/22/2028 •	GBP	500	691
4.292% due 09/12/2026 •		$600	669
6.500% due 03/23/2028 •(g)(h)		200	213

Lloyds Banking Group PLC
3.900% due 03/12/2024		400	436
4.050% due 08/16/2023		600	651
4.375% due 03/22/2028		200	232

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	81

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.582% due 12/10/2025		$900	$991
7.625% due 06/27/2023 •(g)(h)	GBP	200	269

Marks & Spencer PLC
3.000% due 12/08/2023		100	131

Nationwide Building Society
2.000% due 01/27/2023		$500	515
3.766% due 03/08/2024 •		1,400	1,489

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,600	1,608
3.875% due 09/12/2023		500	537
4.269% due 03/22/2025 •		300	326
4.519% due 06/25/2024 •		700	755
4.800% due 04/05/2026		900	1,042
8.000% due 08/10/2025 •(g)(h)		300	334
8.625% due 08/15/2021 •(g)(h)		200	205

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		600	618

Santander UK Group Holdings PLC
2.875% due 10/16/2020		600	601
3.571% due 01/10/2023		200	206
4.750% due 09/15/2025		900	985
7.375% due 06/24/2022 •(g)(h)	GBP	200	270

Santander UK PLC
5.000% due 11/07/2023		$211	231

Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	94	159
5.744% due 04/13/2040		193	330
5.801% due 10/13/2040		486	842

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		500	677

			24,470

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.8%

Alba PLC
0.442% due 11/25/2042		500	613

Avon Finance PLC
0.000% due 09/20/2048 •		700	901

Durham Mortgages B PLC
0.668% due 03/31/2054 •		628	806

Eurosail PLC
0.000% due 03/13/2045 •	EUR	300	349
0.220% due 12/10/2044 •	GBP	341	437

Great Hall Mortgages PLC
0.000% due 06/18/2039 •	EUR	589	679
0.182% due 03/18/2039 •	GBP	747	948
0.192% due 06/18/2039 •		259	327
0.202% due 06/18/2038 •		271	344

Lanark Master Issuer PLC
0.891% due 12/22/2069 •		560	726

Mortgage Funding PLC
1.160% due 03/13/2046 •		83	107

Newgate Funding PLC
0.116% due 12/15/2050 •	EUR	365	415

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •	GBP	600	779
1.257% due 09/20/2065 •		542	701

Ripon Mortgages PLC
0.868% due 08/20/2056 •		1,942	2,503

Southern Pacific Financing PLC
0.240% due 06/10/2043 •		72	92

Stanlington PLC
1.060% due 06/12/2046 •		615	792

Towd Point Mortgage Funding
0.965% due 07/20/2045 •		1,389	1,787

Towd Point Mortgage Funding PLC
0.965% due 07/20/2045 •		741	953
1.101% due 10/20/2051 •		991	1,282

Uropa Securities PLC
0.260% due 06/10/2059 •		281	348
0.410% due 06/10/2059 •		73	85
0.610% due 06/10/2059 •		57	68
0.810% due 06/10/2059 •		61	72

			16,114

	SHARES	MARKET VALUE (000S)
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~	1,360	$287

	PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.9%

United Kingdom Gilt
0.125% due 03/22/2024 (f)(k)	4,126	5,914
0.625% due 10/22/2050 (k)	400	496

		6,410

Total United Kingdom (Cost $46,984)		47,281

UNITED STATES 88.8%

ASSET-BACKED SECURITIES 9.0%

ACE Securities Corp. Home Equity Loan Trust
1.048% due 12/25/2034 •	$140	135

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.823% due 07/25/2035 •	140	140

Argent Securities Trust
0.298% due 06/25/2036 •	1,256	511
0.298% due 07/25/2036 •	729	320
0.388% due 07/25/2036 •	911	415

Asset-Backed Funding Certificates Trust
0.308% due 01/25/2037 •	541	388

Bear Stearns Asset-Backed Securities Trust
0.258% due 02/25/2037 •	60	96
0.388% due 06/25/2047 •	944	935
0.548% due 09/25/2046 •	104	101
0.638% due 09/25/2035 •	916	912

Countrywide Asset-Backed Certificates
0.298% due 05/25/2037 •	231	230
0.368% due 09/25/2037 ^•	113	103
0.408% due 12/25/2036 ^•	3,997	3,872
4.538% due 10/25/2046 ^~	137	137
4.610% due 07/25/2036 ~	65	66

Countrywide Asset-Backed Certificates Trust
1.108% due 10/25/2035 •	461	459
5.210% due 03/25/2034 ~	265	267

Countrywide Asset-Backed Certificates Trust, Inc.
0.868% due 07/25/2034 •	211	208

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	19	18

Credit-Based Asset Servicing & Securitization LLC
0.368% due 07/25/2037 •	248	198

Credit-Based Asset Servicing & Securitization Mortgage Loan Trust
3.557% due 03/25/2037 ^þ	1,032	549

Fieldstone Mortgage Investment Trust
0.495% due 11/25/2036 •	1,104	807

First Franklin Mortgage Loan Trust
0.288% due 09/25/2036 •	235	233
0.883% due 09/25/2035 •	106	107
1.423% due 07/25/2034 •	225	225

First NLC Trust
0.853% due 12/25/2035 •	257	256

GSAA Home Equity Trust
0.598% due 08/25/2037 •	138	137

GSAMP Trust
0.238% due 01/25/2037 •	177	131
0.248% due 12/25/2046 •	1,164	764
0.268% due 12/25/2036 •	948	575
0.298% due 12/25/2046 •	757	502
0.418% due 04/25/2036 •	814	669

Home Equity Mortgage Loan Asset-Backed Trust
0.388% due 04/25/2037 •	535	399

HSI Asset Securitization Corp. Trust
0.368% due 12/25/2036 •	566	236

JPMorgan Mortgage Acquisition Trust
0.228% due 08/25/2036 •	4	2
0.298% due 07/25/2036 •	1,708	1,053

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Massachusetts Educational Financing Authority
1.195% due 04/25/2038 •		$38	$38

MASTR Asset-Backed Securities Trust
0.388% due 03/25/2036 •		698	569
0.748% due 01/25/2036 •		22	22

Merrill Lynch Mortgage Investors Trust
0.258% due 08/25/2037 •		573	384
0.695% due 04/25/2037 •		768	534

Morgan Stanley ABS Capital, Inc. Trust
0.238% due 01/25/2037 •		594	361
0.288% due 10/25/2036 •		660	409
0.288% due 11/25/2036 •		236	148
0.298% due 11/25/2036 •		1,263	910
0.368% due 11/25/2036 •		236	149
0.378% due 10/25/2036 •		879	587
0.793% due 09/25/2035 •		239	238

New Century Home Equity Loan Trust
0.658% due 09/25/2035 •		171	171

RAAC Trust
0.628% due 03/25/2037 •		65	65

Renaissance Home Equity Loan Trust
5.797% due 08/25/2036 þ		492	290

Residential Asset Mortgage Products Trust
0.308% due 12/25/2036 •		1	1
1.078% due 05/25/2035 •		332	333

Residential Asset Securities Corp. Trust
0.488% due 11/25/2035 •		250	248

Santander Retail Auto Lease Trust
1.890% due 09/20/2022		785	792

Securitized Asset-Backed Receivables LLC Trust
1.123% due 03/25/2035 •		63	63

Specialty Underwriting & Residential Finance Trust
3.787% due 02/25/2037 ^þ		592	320

Structured Asset Investment Loan Trust
0.868% due 02/25/2035 •		246	248

Structured Asset Securities Corp. Mortgage Loan Trust
0.823% due 11/25/2035 •		73	73

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		831	847
2.710% due 01/25/2060 ~		859	899
2.900% due 10/25/2059 ~		3,178	3,371

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		1,100	1,175

Washington Mutual Asset-Backed Certificates Trust
0.388% due 05/25/2036 •		1,152	1,019

			30,420

CORPORATE BONDS & NOTES 12.4%

Allegion U.S. Holding Co., Inc.
3.200% due 10/01/2024		400	424

American Tower Corp.
1.950% due 05/22/2026	EUR	300	382

Amgen, Inc.
3.625% due 05/15/2022		$400	418

Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		400	466

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,100	1,388
3.100% due 02/01/2043		$200	196
3.300% due 02/01/2052		200	187

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		200	200
1.260% (US0003M + 1.010%) due 12/15/2023 ~		600	606
4.375% due 12/15/2028		800	940

Campbell Soup Co.
3.300% due 03/15/2021		400	405
3.650% due 03/15/2023		86	92

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		200	214

Charter Communications Operating LLC
3.750% due 02/15/2028		1,100	1,218

82	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.464% due 07/23/2022		$1,400	$1,483
5.125% due 07/01/2049		300	348

Cheniere Corpus Christi Holdings LLC
3.700% due 11/15/2029		900	937

Citigroup, Inc.
2.876% due 07/24/2023 •		100	104
3.142% due 01/24/2023 •		100	103

Constellation Brands, Inc.
3.750% due 05/01/2050		300	336

CVS Pass-Through Trust
7.507% due 01/10/2032		1,246	1,556

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~		800	800

Dell International LLC
4.420% due 06/15/2021		50	51

Discover Bank
3.350% due 02/06/2023		300	318

Emera U.S. Finance LP
2.700% due 06/15/2021		300	304

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		200	201

Equitable Holdings, Inc.
3.900% due 04/20/2023		100	108
4.350% due 04/20/2028		600	684

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	200	235
0.750% due 05/21/2023		300	358
1.700% due 06/30/2022	GBP	200	263

Fiserv, Inc.
3.200% due 07/01/2026		$1,000	1,112

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	300	346
0.000% due 12/01/2021 •		200	227
0.000% due 12/07/2022 •		100	111
1.503% (US0003M + 1.270%) due 03/28/2022 ~		$500	478

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~		100	100

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		100	100
3.550% due 07/08/2022		700	724

Goldman Sachs Group, Inc.
2.908% due 06/05/2023 •		200	207
4.223% due 05/01/2029 •		1,200	1,399

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		400	400

Huntsman International LLC
5.125% due 11/15/2022		400	431

Kilroy Realty LP
3.450% due 12/15/2024		100	106

Kimco Realty Corp.
3.300% due 02/01/2025		500	542

Komatsu Finance America, Inc.
2.437% due 09/11/2022		500	515

Mid-America Apartments LP
4.200% due 06/15/2028		500	581

Morgan Stanley
0.833% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,300	1,712

NextEra Energy Capital Holdings, Inc.
2.403% due 09/01/2021		$900	917

Nissan Motor Acceptance Corp.
0.923% due 09/28/2022 •		1,000	973

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	97
3.150% due 01/01/2026		100	103
3.500% due 06/15/2025		100	105
4.000% due 12/01/2046		100	94
4.550% due 07/01/2030		100	109

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Penske Truck Leasing Co. LP
3.950% due 03/10/2025	$1,200	$1,336

RELX Capital, Inc.
3.000% due 05/22/2030	800	876

Rio Oil Finance Trust
9.250% due 07/06/2024	894	977

Sabine Pass Liquefaction LLC
4.500% due 05/15/2030	500	564

Spirit AeroSystems, Inc.
3.950% due 06/15/2023	200	178

Sprint Spectrum Co. LLC
3.360% due 03/20/2023	300	304
4.738% due 09/20/2029	200	217

Tagua Leasing LLC
1.581% due 11/16/2024	2,681	2,744

UIL Holdings Corp.
4.625% due 10/01/2020	1,900	1,900

Volkswagen Group of America Finance LLC
1.197% (US0003M + 0.940%) due 11/12/2021 ~	800	804
3.350% due 05/13/2025	800	875
3.875% due 11/13/2020	500	502

Walt Disney Co.
3.500% due 05/13/2040	300	337
3.600% due 01/13/2051	300	339

Wells Fargo & Co.
1.374% (US0003M + 1.110%) due 01/24/2023 ~	1,300	1,310
2.625% due 07/22/2022	300	311

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	1,626	1,683

		42,071

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	306	295

MUNICIPAL BONDS & NOTES 0.0%

Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (d)	2,500	137

NON-AGENCY MORTGAGE-BACKED SECURITIES 4.5%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	800	801

Adjustable Rate Mortgage Trust
2.381% due 01/25/2035 ~	9	9
5.187% due 11/25/2037 ^~	357	306

Banc of America Funding Trust
0.358% due 04/25/2037 ^•	77	70
0.366% due 04/20/2047 ^•	95	87
3.676% due 05/25/2035 ~	94	95
6.000% due 07/25/2037 ^	215	209

Banc of America Mortgage Trust
6.000% due 10/25/2036 ^	89	89

BCAP LLC Trust
0.358% due 05/25/2047 •	304	280

Bear Stearns Adjustable Rate Mortgage Trust
3.458% due 08/25/2035 ~	18	17
3.840% due 02/25/2036 •	34	33
3.885% due 02/25/2034 ~	7	7
3.930% due 04/25/2034 ~	126	122

Bear Stearns ALT-A Trust
3.180% due 09/25/2035 ^~	289	177
3.502% due 05/25/2035 ~	103	103

Chase Mortgage Finance Trust
3.106% due 07/25/2037 ~	39	35
3.610% due 03/25/2037 ^~	205	199

Citigroup Mortgage Loan Trust
3.881% due 04/25/2037 ^~	186	163

Citigroup Mortgage Loan Trust, Inc.
3.421% due 05/25/2035 ~	44	45

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Alternative Loan Trust
0.366% due 07/20/2046 ^•	$112	$85
2.866% due 06/25/2037 ~	244	214
5.500% due 10/25/2035 ^	24	23
5.500% due 02/25/2036 ^	45	38
6.000% due 01/25/2037 ^	394	398
6.000% due 02/25/2037 ^	616	376
6.000% due 05/25/2037 ^	464	290
6.250% due 12/25/2036 ^•	501	334
6.500% due 08/25/2037 ^	351	228
8.000% due 10/25/2036 ^	29	27

Countrywide Home Loan Mortgage Pass-Through Trust
0.898% due 03/25/2035 •	440	395
6.000% due 02/25/2037 ^	165	129
6.250% due 09/25/2036 ^	268	184

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •	175	164

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.945% due 02/25/2036 ^þ	292	292

GreenPoint Mortgage Funding Trust
0.308% due 02/25/2037 ^•	18	21

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~	9	9

GSR Mortgage Loan Trust
3.764% due 05/25/2037 ^~	17	13

HarborView Mortgage Loan Trust
3.340% due 07/19/2035 ^~	6	6
3.347% due 02/25/2036 ^~	27	14

Impac Secured Assets CMN Owner Trust
3.646% due 07/25/2035 ~	81	70

IndyMac Mortgage Loan Trust
0.628% due 07/25/2035 •	8	8
3.569% due 06/25/2036 ~	224	203
3.716% due 12/25/2034 ~	5	5

JPMorgan Alternative Loan Trust
3.338% due 12/25/2036 ~	33	32
3.677% due 05/25/2037 ^~	319	286

JPMorgan Mortgage Trust
3.157% due 10/25/2035 ^~	281	253
3.358% due 02/25/2035 ~	4	4

Lehman Mortgage Trust
6.000% due 09/25/2037 ^	165	169

Manhattan West
2.130% due 09/10/2039	800	833

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •	28	28
3.668% due 03/25/2036 ^~	96	65

Morgan Stanley Mortgage Loan Trust
1.048% due 02/25/2036 ^•	40	36
3.227% due 05/25/2036 ^~	187	139
3.701% due 09/25/2035 ^~	133	73

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	926	980

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	980	1,032

Prime Mortgage Trust
0.648% due 02/25/2035 •	212	202
6.000% due 06/25/2036 ^	111	109

Residential Accredit Loans, Inc. Trust
0.248% due 05/25/2037 •	418	384
0.278% due 02/25/2037 •	213	215
0.288% due 01/25/2037 •	475	460
0.318% due 12/25/2036 •	250	218
0.338% due 07/25/2036 •	351	343
0.548% due 11/25/2036 ^•	255	175
5.000% due 09/25/2036 ^	70	66

Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2037 ^	27	26

Structured Adjustable Rate Mortgage Loan Trust
0.468% due 10/25/2035 •	100	96
3.569% due 04/25/2036 ^~	173	138

Structured Asset Mortgage Investments Trust
0.348% due 05/25/2036 •	303	259
0.358% due 05/25/2036 •	32	30

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	83

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	$174	$156

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	401	345

SunTrust Adjustable Rate Mortgage Loan Trust
3.861% due 02/25/2037 ^~	168	157

Thornburg Mortgage Securities Trust
0.888% due 09/25/2034 •	27	26

WaMu Mortgage Pass-Through Certificates Trust
0.428% due 11/25/2045 •	88	85
0.928% due 10/25/2044 •	77	76
2.419% due 08/25/2042 •	5	5
3.241% due 10/25/2036 ^~	498	444
3.545% due 12/25/2036 ^~	280	262

Washington Mutual Mortgage Pass-Through Certificates Trust
0.308% due 02/25/2037 ^•	560	488
5.500% due 11/25/2035 ^	90	92
6.500% due 08/25/2035 ^	96	95

		15,255

	SHARES
PREFERRED SECURITIES 0.4%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	500,000	568

Bank of America Corp.
5.875% due 03/15/2028 •(g)	600,000	648

		1,216

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 52.5%

Fannie Mae
0.548% due 06/25/2036 •	42	42
2.850% due 06/01/2022	532	531
3.000% due 01/01/2022	439	448
3.500% due 01/01/2059	1,293	1,429

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Freddie Mac
0.506% due 01/15/2038 •	$595	$595
3.117% due 01/15/2038 ~(a)	595	34

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	81	84

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	5,100	5,279

Uniform Mortgage-Backed Security
3.000% due 02/01/2027 - 09/01/2042	61	64
3.500% due 01/01/2026 - 07/01/2050	1,379	1,480
4.000% due 01/01/2037 - 06/01/2050	1,122	1,209
4.500% due 05/01/2023 - 03/01/2044	322	356
5.000% due 08/01/2033 - 10/01/2041	175	198
5.500% due 04/01/2033 - 02/01/2041	136	154
6.000% due 06/01/2026 - 09/01/2039	501	567

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	27,800	28,620
2.500% due 11/01/2050 - 12/01/2050	38,300	40,080
3.500% due 10/01/2050 - 11/01/2050	36,300	38,299
4.000% due 11/01/2050	52,365	55,904
4.500% due 10/01/2050	2,000	2,164

		177,537

U.S. TREASURY OBLIGATIONS 9.9%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 07/15/2030	505	562
0.500% due 01/15/2028 (k)	7,772	8,724
0.625% due 04/15/2023 (k)	2,399	2,509
1.000% due 02/15/2048 (o)	945	1,303
1.375% due 02/15/2044	556	790
2.500% due 01/15/2029 (k)	8,024	10,484
3.875% due 04/15/2029 (m)	630	907

U.S. Treasury Notes
2.625% due 06/15/2021 (o)	200	204
2.875% due 04/30/2025 (k)	7,100	7,949

		33,432

Total United States (Cost $289,085)		300,363

		MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.8%

REPURCHASE AGREEMENTS (j) 1.8%
		$6,073

Total Short-Term Instruments (Cost $5,932)		6,073

Total Investments in Securities (Cost $558,378)		575,866

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio	21,516	215

PIMCO Short-Term Floating NAV Portfolio III	19,519	193

Total Short-Term Instruments (Cost $407)		408

Total Investments in Affiliates (Cost $407)		408

Total Investments 170.4% (Cost $558,785)		$576,274

Financial Derivative Instruments (l)(n) 0.3% (Cost or Premiums, net $66)		1,062

Other Assets and Liabilities, net (70.7)%		(239,126)

Net Assets 100.0%		$338,210

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Zero coupon security.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.833%	02/03/2023	01/30/2020	$ 1,743	$1,712	0.51%

84	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	(0.700)%	10/11/2019	10/10/2021	EUR	2,213	Spain Government International Bond 1.450% due 10/31/2027	$(2,880)	$2,595	$2,577
	0.730	01/22/2020	01/20/2022	GBP	2,405	United Kingdom Gilt 1.750% due 01/22/2049	(3,392)	3,103	3,119
FICC	0.000	09/30/2020	10/01/2020	$	375	U.S. Treasury Notes 1.750% due 07/31/2021	(382)	375	375

Total Repurchase Agreements							$(6,654)	$6,073	$6,071

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	08/20/2020	11/19/2020	EUR	(9,777)	$(11,457)
	0.200	08/12/2020	11/12/2020	GBP	(4,944)	(6,381)
BSN	0.170	08/10/2020	10/09/2020	$	(1,993)	(1,994)
GRE	0.170	09/15/2020	10/15/2020		(3,476)	(3,476)
IND	(0.460)	08/27/2020	11/18/2020	EUR	(803)	(941)
	(0.450)	08/27/2020	11/18/2020		(1,050)	(1,230)
	0.160	09/02/2020	10/02/2020	$	(829)	(830)
JML	(0.490)	08/20/2020	11/19/2020	EUR	(3,119)	(3,655)
	(0.470)	08/20/2020	11/19/2020		(16,350)	(19,159)
JPS	0.170	09/09/2020	10/08/2020	$	(12,627)	(12,628)
	0.180	08/04/2020	10/05/2020		(651)	(651)
SGY	0.150	09/22/2020	10/22/2020		(896)	(896)
	0.150	09/28/2020	10/28/2020		(792)	(792)
	0.150	09/29/2020	10/29/2020		(4,123)	(4,123)

Total Reverse Repurchase Agreements						$(68,213)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	2,100	$(2,243)	$(2,233)

Spain (0.8)%
Sovereign Issues (0.8)%
Spain Government International Bond	1.450	10/31/2027	EUR	2,200	(2,528)	(2,884)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750	01/22/2049	GBP	1,500	(2,175)	(2,431)

United States (5.3)%
U.S. Government Agencies (5.3)%
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2050	$	16,900	(17,748)	(17,709)
Uniform Mortgage-Backed Security, TBA	3.500	10/01/2035		300	(318)	(317)

Total United States					(18,066)	(18,026)

Total Short Sales (7.5)%					$(25,012)	$(25,574)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$5,696	$(17,838)	$0	$0	$(12,142)	$12,203	$61
BSN	0	(1,994)	0	0	(1,994)	2,004	10

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	85

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
FICC	$375	$0	$0	$0	$375	$(383)	$(8)
GRE	0	(3,476)	0	0	(3,476)	3,471	(5)
IND	0	(3,001)	0	0	(3,001)	3,011	10
JML	0	(22,814)	0	0	(22,814)	22,633	(181)
JPS	0	(13,279)	0	0	(13,279)	13,261	(18)
SGY	0	(5,811)	0	0	(5,811)	5,775	(36)

Master Securities Forward Transaction Agreement
RYL	0	0	0	(5,315)	(5,315)	0	(5,315)
TDM	0	0	0	(2,233)	(2,233)	0	(2,233)

Total Borrowings and Other Financing Transactions	$6,071	$(68,213)	$0	$(7,548)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(42,823)	$0	$(42,823)
U.S. Treasury Obligations	0	(25,390)	0	0	(25,390)

Total Borrowings	$0	$(25,390)	$(42,823)	$0	$(68,213)

Payable for reverse repurchase agreements					$(68,213)

(k)	Securities with an aggregate market value of $68,631 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(70,648) at a weighted average interest rate of (0.045%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $61 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$	99.750	06/13/2022	25	$63	$6	$8
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	14	35	3	4
Call - MSE Canada Government 10-Year Bond December 2020 Futures	CAD	189.000	11/20/2020	100	100	1	0

Total Purchased Options						$10	$12

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	34	$3,638	$22	$0	$(4)
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	373	2	0	0	0
Call Options Strike @ EUR 149.000 on Euro-Bobl December 2020 Futures(1)	11/2020	51	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond December 2020 Futures(1)	11/2020	38	0	0	0	0
Call Options Strike @ EUR 210.000 on Euro-Bund December 2020 Futures(1)	11/2020	91	1	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2020	18	3,115	48	11	(11)
Euro-Buxl 30-Year Bond December Futures	12/2020	5	1,305	50	7	(7)
Japan Government 10-Year Bond December Futures	12/2020	6	8,654	17	3	0

86	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Put Options Strike @ EUR 80.000 on Euro-BTP Italy Government Bond December 2020 Futures(1)	11/2020	93	$1	$0	$0	$0
U.S. Treasury 2-Year Note December Futures	12/2020	6	1,326	1	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	43	5,419	5	0	(4)
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	29	6,433	(100)	0	(58)

				$43	$21	$ (84)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	20	$(1,680)	$(1)	$0	$0
Canada Government 10-Year Bond December Futures	12/2020	100	(11,401)	3	34	(16)
Euro-Bobl December Futures	12/2020	51	(8,082)	(4)	6	(4)
Euro-BTP Italy Government Bond December Futures	12/2020	29	(3,851)	(9)	3	(3)
Euro-Bund 10-Year Bond December Futures	12/2020	21	(4,297)	(21)	9	(6)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	38	(7,509)	(45)	20	(14)
Euro-Schatz December Futures	12/2020	374	(49,239)	(35)	7	(2)
U.S. Treasury 10-Year Note December Futures	12/2020	96	(13,395)	11	24	0
United Kingdom Long Gilt December Futures	12/2020	53	(9,308)	9	31	(16)

				$(92)	$134	$(61)

Total Futures Contracts				$(49)	$155	$(145)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.066%	EUR	600	$(17)	$16	$(1)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.133		200	(4)	3	(1)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.037	$	2,000	(59)	54	(5)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.078	EUR	500	(8)	7	(1)	0	0

							$(88)	$80	$(8)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2022	0.144%	$	1,200	$28	$(5)	$23	$0	$0
Daimler AG	1.000	Quarterly	12/20/2020	0.207	EUR	200	3	(2)	1	0	0
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.420	$	300	5	(2)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.709	EUR	1,400	(29)	59	30	3	0

							$7	$50	$57	$3	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.EM-32 5-Year Index	(1.000)%	Quarterly	12/20/2024	$	372	$18	$(7)	$11	$0	$0
CDX.IG-32 10-Year Index	(1.000)	Quarterly	06/20/2029		1,500	0	14	14	0	(2)
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		4,000	31	22	53	0	(5)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		24,400	56	300	356	0	(59)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		3,700	(14)	17	3	0	(5)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	8,900	(31)	0	(31)	0	(9)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		900	(15)	17	2	0	(1)

						$45	$363	$408	$0	$(81)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	87

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

INTEREST RATE SWAPS - BASIS SWAPS

	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index								Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$84,600	$(1)	$(14)	$(15)	$0	$(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	26,900	0	(3)	(3)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	5,700	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	21,600	1	(3)	(2)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	14,800	0	6	6	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	2,800	0	3	3	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	8,800	1	5	6	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	3,700	0	6	6	0	0

					$1	$0	$1	$1	$(4)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500%	Annual	12/16/2025	GBP	400	$11	$2	$13	$0	$(1)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		5,800	260	3	263	0	(18)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		1,000	78	(2)	76	0	(8)
Pay	1-Year BRL-CDI	6.745	Maturity	01/02/2025	BRL	3,500	(1)	24	23	2	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	3,400	0	29	29	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		1,200	5	12	17	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		2,100	(17)	78	61	0	(1)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		5,300	143	392	535	0	(6)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		1,000	0	50	50	0	(1)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		6,300	85	311	396	0	(4)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		6,100	(123)	335	212	0	(5)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,400	9	322	331	0	(3)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		1,000	0	200	200	0	(2)
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	13,100	9	63	72	0	(3)
Pay	3-Month NZD-BBR	3.250	Semi-Annual	03/21/2028	NZD	1,800	183	78	261	0	(2)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	41,100	94	(3)	91	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	$	9,000	46	(167)	(121)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		7,100	26	(167)	(141)	0	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		16,600	(231)	(349)	(580)	0	(1)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		6,300	(15)	(111)	(126)	0	(1)
Pay(7)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		3,100	33	0	33	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,600	0	(147)	(147)	1	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	(117)	(117)	3	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,550	0	(130)	(130)	3	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		3,050	0	(96)	(96)	1	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		1,400	5	(81)	(76)	1	0
Receive	3-Month USD-LIBOR	2.959	Semi-Annual	05/31/2025		10,800	0	(1,431)	(1,431)	10	0
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		900	40	2	42	0	(1)
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		7,900	(245)	0	(245)	8	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		12,600	(101)	(18)	(119)	0	(26)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		11,300	716	(2,252)	(1,536)	27	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		2,700	65	(279)	(214)	7	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		7,800	(146)	(553)	(699)	20	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		6,100	(29)	(739)	(768)	18	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		7,850	(367)	(68)	(435)	21	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		6,200	(161)	8	(153)	18	0
Pay	3-Month USD-LIBOR	1.854	Semi-Annual	05/15/2045		900	0	155	155	0	(9)
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		200	(9)	3	(6)	3	0
Pay(7)	3-Month USD-LIBOR	1.635	Semi-Annual	08/31/2051		50	0	6	6	0	(1)
Pay(7)	3-Month USD-LIBOR	1.710	Semi-Annual	09/17/2051		50	0	7	7	0	(1)
Pay	3-Month ZAR-JIBAR	8.250	Quarterly	03/15/2022	ZAR	7,300	5	26	31	0	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023		13,300	5	66	71	2	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	4,100	(55)	(102)	(157)	0	(1)
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	3,000	15	(25)	(10)	0	(1)
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	25,200	(40)	(73)	(113)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		10,200	95	70	165	0	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		600	20	34	54	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		27,800	1,206	376	1,582	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		4,700	(889)	(172)	(1,061)	5	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		600	11	(15)	(4)	0	0

88	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	6-Month JPY-LIBOR	0.200%	Semi-Annual	06/19/2029	JPY	940,000	$(86)	$(81)	$(167)	$0	$(5)
Pay	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		261,762	(5)	97	92	3	0
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		190,000	(1)	(91)	(92)	0	(4)
Receive	6-Month JPY-LIBOR	0.330	Semi-Annual	11/29/2049		47,000	(9)	8	(1)	0	(1)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	3,100	(2)	(23)	(25)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		5,300	0	(32)	(32)	0	0
Pay	6-Month PLN-WIBOR	2.500	Annual	09/19/2023	PLN	3,900	(4)	71	67	0	0
Pay	6-Month PLN-WIBOR	3.000	Annual	09/19/2028		400	0	18	18	0	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	61,200	1	(20)	(19)	2	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	3,800	0	(22)	(22)	0	(2)
Receive	UKRPI	3.258	Maturity	02/15/2025		2,700	0	(16)	(16)	0	(2)
Receive	UKRPI	3.262	Maturity	02/15/2025		1,700	0	(11)	(11)	0	(1)
Pay	UKRPI	3.386	Maturity	01/15/2030		600	0	1	1	0	(2)
Pay	UKRPI	3.436	Maturity	02/15/2030		300	0	1	1	0	(2)
Pay	UKRPI	3.450	Maturity	02/15/2030		2,400	1	16	17	0	(7)
Pay	UKRPI	3.453	Maturity	02/15/2030		4,700	20	15	35	0	0

							$651	$(4,514)	$(3,863)	$155	$(128)

Total Swap Agreements							$616	$(4,021)	$(3,405)	$159	$(213)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$12	$155	$159	$326	$0	$(145)	$(213)	$(358)

(m)

Securities with an aggregate market value of $635 and cash of $5,034 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020		$1,016	HKD	7,875	$0	$0

BOA	10/2020	CLP	136,727		$181	7	0
	10/2020	SEK	7,480		827	0	(9)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	89

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$922	CAD	1,234	$5	$0
	10/2020		7,950	DKK	50,824	54	0
	10/2020		965	KRW	1,126,155	1	0
	11/2020	CAD	1,234		$922	0	(5)
	11/2020		$827	SEK	7,480	9	0
	12/2020	CNH	30,205		$4,342	0	(91)
	12/2020	DKK	50,824		7,959	0	(53)
	12/2020	MYR	750		178	0	(2)
	12/2020	SGD	889		655	3	0
	12/2020		$456	KRW	543,461	10	0
	12/2020		646	PHP	31,913	11	0
	12/2020		2,347	SGD	3,202	5	(6)

BPS	10/2020	AUD	2,282		$1,659	25	0
	10/2020	EUR	2,374		2,804	23	(3)
	10/2020	JPY	180,182		1,700	0	(9)
	10/2020	RUB	17,583		246	20	0
	10/2020	TWD	9,086		313	0	(1)
	10/2020		$788	AUD	1,072	0	(21)
	10/2020		235	CLP	180,939	0	(5)
	10/2020		236	CZK	5,319	0	(6)
	10/2020		847	EUR	711	0	(13)
	10/2020		5,164	JPY	545,264	6	0
	10/2020		371	RUB	27,317	0	(20)
	10/2020		839	VND	19,472,625	1	0
	11/2020	JPY	545,264		$5,166	0	(6)
	11/2020	NZD	792		521	0	(3)
	11/2020		$603	PLN	2,272	0	(15)
	12/2020	PEN	785		$222	4	0
	12/2020	SGD	1,169		850	0	(7)
	12/2020		$812	CNH	5,572	6	0
	12/2020		1,912	KRW	2,265,320	31	0
	12/2020		736	MYR	3,079	4	0
	12/2020		2,427	THB	75,270	0	(51)

BRC	10/2020	MXN	14,243		$654	11	0
	10/2020		$388	GBP	290	0	(13)
	12/2020	PEN	233		$66	1	0
	12/2020		$2,786	CNH	19,075	13	0
	12/2020		983	MXN	22,371	21	0
	02/2021		66	CZK	1,456	0	(3)

CBK	10/2020	AUD	743		$546	14	0
	10/2020	BRL	21,731		3,852	0	(17)
	10/2020	DKK	23,310		3,530	0	(141)
	10/2020	PEN	7,747		2,187	37	0
	10/2020	RUB	155,197		2,158	162	0
	10/2020		$3,876	BRL	21,731	0	(7)
	10/2020		5,752	DKK	36,649	22	(2)
	11/2020	PEN	707		$200	4	0
	11/2020		$311	ZAR	5,215	0	(1)
	12/2020	DKK	35,184		$5,525	0	(21)
	12/2020	PEN	3,967		1,111	10	0
	12/2020		$658	CNH	4,481	0	(1)
	02/2021	PEN	1,694		$470	0	0
	02/2021		$337	MXN	7,735	8	0
	03/2021	PEN	5,639		$1,574	11	0

CIB	10/2020		$75	CAD	100	0	0

DUB	10/2020	BRL	22,707		$4,087	44	0
	10/2020		$4,026	BRL	22,707	18	0
	11/2020		4,084		22,707	0	(44)

GLM	10/2020	MXN	5,736		$266	7	0
	10/2020	NOK	7,580		798	0	(15)
	10/2020	RUB	12,374		171	12	0
	10/2020		$242	CZK	5,443	0	(6)
	10/2020		805	TWD	23,222	0	(2)
	11/2020	RUB	15,555		$210	10	0
	11/2020		$798	NOK	7,580	15	0
	11/2020		191	RON	783	0	(3)
	12/2020	DKK	7,708		$1,213	0	(2)
	12/2020	TWD	23,222		814	4	0
	12/2020		$357	KRW	422,931	6	0
	12/2020		2,121	TWD	61,213	15	0

90	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
HUS	10/2020	AUD	6,300		$4,469	$10	$(53)
	10/2020	BRL	976		173	0	(1)
	10/2020	CAD	1,454		1,104	12	0
	10/2020	GBP	559		729	8	0
	10/2020	JPY	267,875		2,520	0	(20)
	10/2020	KRW	376,166		323	0	0
	10/2020	MXN	95,672		4,471	153	0
	10/2020	NOK	2,780		317	19	0
	10/2020	NZD	358		241	4	0
	10/2020		$178	BRL	976	0	(4)
	10/2020		22,736	GBP	17,673	68	0
	10/2020		1,159	NOK	10,360	0	(48)
	10/2020		2,184	PEN	7,747	0	(34)
	11/2020	GBP	17,673		$22,740	0	(69)
	11/2020	PEN	1,631		465	12	0
	11/2020		$336	ZAR	5,637	0	(1)
	12/2020	KRW	543,461		$456	0	(10)
	12/2020		$940	KRW	1,115,255	16	0
	01/2021	PEN	4,207		$1,184	17	0
	03/2021		3,540		995	14	0
	03/2021		$4,399	MXN	95,672	0	(150)
	04/2021	ILS	1,658		$482	0	(4)

IND	12/2020		$313	INR	23,782	8	0
	02/2021		74	CZK	1,624	0	(3)

JPM	10/2020	CHF	138		$152	2	0
	10/2020	DKK	10,796		1,639	0	(62)
	10/2020	KRW	490,255		421	1	0
	10/2020		$352	KZT	149,186	0	(9)
	10/2020		4,832	MXN	109,915	128	0
	11/2020		307	RON	1,254	0	(6)
	11/2020		371	ZAR	6,297	3	0
	12/2020	CNH	3,524		$517	0	0
	12/2020	ILS	5,901		1,715	0	(9)
	12/2020		$956	COP	3,512,750	0	(41)

MYI	10/2020	AUD	2,734		$1,967	9	0
	10/2020	CAD	1,107		839	8	0
	10/2020	DKK	48,581		7,356	1	(296)
	10/2020	JPY	331,644		3,127	0	(17)
	10/2020	NZD	1,058		711	11	0
	10/2020	SEK	2,270		262	8	0
	10/2020		$2,481	AUD	3,487	26	(10)
	10/2020		2,572	JPY	271,050	0	(2)
	10/2020		419	NZD	624	0	(7)
	10/2020		688	SEK	6,000	0	(18)
	11/2020	AUD	2,732		$1,931	0	(26)
	11/2020	JPY	271,050		2,573	2	0
	11/2020		$1,142	PLN	4,292	0	(31)
	06/2021		32	EUR	25	0	(2)

SCX	10/2020	AUD	454		$319	0	(6)
	10/2020	EUR	19,784		23,674	478	0
	10/2020	TWD	14,136		487	0	(2)
	10/2020		$6,407	AUD	9,038	66	0
	10/2020		414	HUF	129,367	3	0
	10/2020		431	SEK	3,750	0	(12)
	11/2020	AUD	9,038		$6,408	0	(66)
	11/2020	EUR	21,694		25,456	4	0
	11/2020		$70	RON	285	0	(1)
	12/2020		1,965	IDR	29,095,298	0	(24)
	12/2020		8,020	INR	610,329	215	0
	12/2020		693	KRW	815,661	7	0
	02/2021		2,352	ILS	8,077	11	0

SOG	10/2020	DKK	12,729		$1,922	0	(83)
	11/2020	RUB	14,859		200	9	0
	11/2020		$291	ZAR	4,909	1	0

SSB	10/2020	GBP	17,519		$23,276	670	0
	10/2020		$1,778	CAD	2,382	11	0
	10/2020		5,415	JPY	570,292	0	(7)
	11/2020	CAD	2,382		$1,778	0	(11)
	11/2020	JPY	570,292		5,417	8	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	91

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
TOR	10/2020	AUD	316		$229	$3	$0
	10/2020	CAD	4,021		3,074	54	0
	10/2020	JPY	303,653		2,864	0	(15)
	10/2020		$1,518	JPY	160,219	1	0
	11/2020	JPY	160,219		$1,519	0	(1)

UAG	10/2020	AUD	10,022		7,239	60	0
	10/2020	EUR	247		293	3	0
	10/2020	JPY	463,472		4,361	0	(33)
	10/2020		$6,520	AUD	9,255	109	0
	10/2020		113	CHF	105	1	0
	10/2020		147	GBP	115	1	0
	10/2020		140	RUB	10,887	0	0
	11/2020	AUD	9,255		$6,520	0	(109)
	11/2020	RUB	21,481		289	13	0
	12/2020		$249	INR	18,455	0	0
	12/2020		105	KRW	122,368	0	0
	02/2021		117	CZK	2,576	0	(5)
	04/2021	ILS	2,988		$870	0	(6)

Total Forward Foreign Currency Contracts						$2,938	$(1,918)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC CAD versus JPY	JPY	77.000	02/25/2021	2,209	$23	$23

GLM	Call - OTC USD versus NOK	NOK	12.250	10/22/2020	800	0	0

						$ 23	$ 23

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,300	$ 54	$15

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	600	24	8

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,300	96	33

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	81	26
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	800	31	10

							$ 286	$92

Total Purchased Options							$ 309	$115

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	600	$(1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,500	(3)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,200	(2)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	600	(1)	(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,000	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	400	(1)	(1)

92	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	10/21/2020	2,100	$(4)	$(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	95.000	11/18/2020	700	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	1,000	(3)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	700	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	600	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	400	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	600	(1)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	600	(1)	(1)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	700	(1)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	500	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	500	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	900	(2)	(2)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	700	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	700	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	800	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	800	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	800	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	100	(1)	(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	600	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	600	(1)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	200	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,500	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	600	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	400	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	400	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	600	(1)	(1)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	300	0	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	800	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	700	(2)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(4)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	700	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	600	(1)	(1)

						$ (74)	$ (78)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	93

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,150.000	10/28/2020	1,057	$(4)	$(4)

BRC	Call - OTC CAD versus JPY	JPY	82.500	02/25/2021	2,209	(23)	(12)

GLM	Put - OTC EUR versus USD	$	1.093	01/29/2021	1,437	(18)	(2)

						$ (45)	$ (18)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	10,800	$ (54)	$0

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	0

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	10,800	(96)	(1)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	500	(22)	(15)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	300	(13)	(9)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	6,800	(31)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	500	(17)	(15)

							$ (338)	$(41)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	6,250	$(6)	$(4)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	3,500	(4)	(3)

						$(10)	$(7)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$	99.484	11/05/2020	200	$(2)	$(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		102.141	11/05/2020	700	(5)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		102.219	11/05/2020	600	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		99.219	12/07/2020	300	(2)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		101.172	12/07/2020	700	(6)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.438	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.953	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.078	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.141	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.188	10/07/2020	400	(1)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		104.500	10/07/2020	200	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050		105.320	10/07/2020	500	(1)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050		102.188	12/14/2020	900	(5)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.367	01/14/2021	400	(2)	(4)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.594	01/14/2021	500	(2)	(2)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050		104.000	12/14/2020	400	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050		99.938	11/05/2020	200	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.555	10/07/2020	500	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.602	10/07/2020	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.836	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.984	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		102.293	10/07/2020	500	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.102	10/07/2020	500	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.602	10/07/2020	600	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.969	10/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.922	11/05/2020	600	(2)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.375	11/05/2020	400	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.375	11/05/2020	400	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.922	11/05/2020	600	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		101.938	12/07/2020	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		102.094	12/07/2020	200	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		103.938	12/07/2020	300	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		104.094	12/07/2020	200	0	0

						$(57)	$(29)

Total Written Options						$(524)	$(173)

94	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
									Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.052%	$200	$(7)	$4	$0	$(3)

BPS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	1,500	(37)	2	0	(35)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209	700	(13)	(2)	0	(15)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052	700	(24)	12	0	(12)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	1,800	(45)	3	0	(42)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052	1,200	(42)	22	0	(20)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209	1,300	(25)	(4)	0	(29)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052	1,700	(59)	30	0	(29)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	700	(18)	2	0	(16)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156	900	(22)	1	0	(21)

							$(292)	$70	$0	$(222)

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$	400	$(10)	$5	$0	$(5)

BRC	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		200	(5)	3	0	(2)

CBK	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180		100	(2)	(3)	0	(5)
	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		400	(10)	5	0	(5)

HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2021	1.118		200	(13)	13	0	0

JPM	AP Moller - Maersk	1.000	Quarterly	06/20/2022	0.576	EUR	1,000	(5)	14	9	0

								$(45)	$37	$9	$(17)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,800	$	1,932	$0	$88	$88	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		2,700		1,863	(10)	96	86	0

									$(10)	$184	$174	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.520%	Annual	05/14/2027	ILS	1,200	$2	$1	$3	$0

CBK	Pay	6-Month THB-THBFIX	2.810	Semi-Annual	05/18/2037	THB	29,000	0	225	225	0

JPM	Receive	3-Month COP-IBR Compounded-OIS	5.960	Quarterly	02/11/2029	COP	1,026,400	0	(40)	0	(40)

								$2	$186	$228	$(40)

Total Swap Agreements								$(345)	$477	$411	$(279)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	95

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$105	$15	$3	$123	$(166)	$(22)	$(8)	$(196)	$(73)	$0	$(73)
BPS	120	0	0	120	(160)	(16)	(35)	(211)	(91)	0	(91)
BRC	46	23	0	69	(16)	(16)	(71)	(103)	(34)	0	(34)
CBK	268	0	313	581	(190)	0	(30)	(220)	361	(410)	(49)
DUB	62	8	0	70	(44)	(10)	0	(54)	16	(10)	6
FAR	0	0	0	0	0	(9)	0	(9)	(9)	0	(9)
FBF	0	33	0	33	0	(9)	0	(9)	24	0	24
GLM	69	0	86	155	(28)	(17)	0	(45)	110	0	110
GST	0	0	0	0	0	(15)	(58)	(73)	(73)	268	195
HUS	333	0	0	333	(394)	0	(16)	(410)	(77)	0	(77)
IND	8	0	0	8	(3)	0	0	(3)	5	0	5
JPM	134	0	9	143	(127)	(30)	(61)	(218)	(75)	0	(75)
MYC	0	36	0	36	0	(29)	0	(29)	7	(340)	(333)
MYI	65	0	0	65	(409)	0	0	(409)	(344)	275	(69)
SCX	784	0	0	784	(111)	0	0	(111)	673	(580)	93
SOG	10	0	0	10	(83)	0	0	(83)	(73)	0	(73)
SSB	689	0	0	689	(18)	0	0	(18)	671	(960)	(289)
TOR	58	0	0	58	(16)	0	0	(16)	42	0	42
UAG	187	0	0	187	(153)	0	0	(153)	34	0	34

Total Over the Counter	$2,938	$115	$411	$3,464	$(1,918)	$(173)	$(279)	$(2,370)

(o)

Securities with an aggregate market value of $543 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

96	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$12	$12
Futures	0	0	0	0	155	155
Swap Agreements	0	3	0	0	156	159

	$0	$3	$0	$0	$323	$326

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,938	$0	$2,938
Purchased Options	0	0	0	23	92	115
Swap Agreements	0	9	0	174	228	411

	$0	$9	$0	$3,135	$320	$3,464

	$0	$12	$0	$3,135	$643	$3,790

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$145	$145
Swap Agreements	0	81	0	0	132	213

	$0	$81	$0	$0	$277	$358

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,918	$0	$1,918
Written Options	0	78	0	18	77	173
Swap Agreements	0	239	0	0	40	279

	$0	$317	$0	$1,936	$117	$2,370

	$0	$398	$0	$1,936	$394	$2,728

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(21)	$(21)
Futures	0	0	0	0	389	389
Swap Agreements	0	(914)	0	0	(777)	(1,691)

	$0	$(914)	$0	$0	$(409)	$(1,323)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(5,652)	$0	$(5,652)
Purchased Options	0	0	0	20	(72)	(52)
Written Options	0	31	0	52	292	375
Swap Agreements	0	4	0	(87)	399	316

	$0	$35	$0	$(5,667)	$619	$(5,013)

	$0	$(879)	$0	$(5,667)	$210	$(6,336)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(88)	$(88)
Swap Agreements	0	(308)	0	0	1,333	1,025

	$0	$(308)	$0	$0	$1,245	$937

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,454	$0	$4,454
Purchased Options	0	0	0	19	62	81
Written Options	0	(5)	0	291	227	513
Swap Agreements	0	44	0	590	(268)	366

	$0	$39	$0	$5,354	$21	$5,414

	$0	$(269)	$0	$5,354	$1,266	$6,351

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	97

Schedule of Investments PIMCO Global Advantage® Strategy Bond Fund (Cont.)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$11	$0	$11
Sovereign Issues	0	21	0	21
Australia
Non-Agency Mortgage-Backed Securities	0	471	0	471
Sovereign Issues	0	15,121	0	15,121
Brazil
Corporate Bonds & Notes	0	5,636	0	5,636
Canada
Corporate Bonds & Notes	0	781	0	781
Non-Agency Mortgage-Backed Securities	0	288	0	288
Sovereign Issues	0	2,829	0	2,829
Cayman Islands
Asset-Backed Securities	0	8,854	0	8,854
Corporate Bonds & Notes	0	7,582	0	7,582
Chile
Corporate Bonds & Notes	0	1,161	0	1,161
Sovereign Issues	0	1,493	0	1,493
China
Sovereign Issues	0	5,548	0	5,548
Colombia
Corporate Bonds & Notes	0	764	0	764
Sovereign Issues	0	339	0	339
Czech Republic
Sovereign Issues	0	291	0	291
Denmark
Corporate Bonds & Notes	0	14,888	0	14,888
France
Corporate Bonds & Notes	0	4,003	0	4,003
Sovereign Issues	0	4,816	0	4,816
Germany
Corporate Bonds & Notes	0	6,680	0	6,680
Guernsey, Channel Islands
Corporate Bonds & Notes	0	2,045	0	2,045
Hong Kong
Corporate Bonds & Notes	0	216	0	216
India
Corporate Bonds & Notes	0	2,158	0	2,158
Indonesia
Sovereign Issues	0	3,871	0	3,871
Ireland
Asset-Backed Securities	0	1,581	0	1,581
Corporate Bonds & Notes	0	1,231	0	1,231
Israel
Sovereign Issues	0	3,458	0	3,458
Italy
Corporate Bonds & Notes	0	6,989	0	6,989
Sovereign Issues	0	24,820	0	24,820
Japan
Corporate Bonds & Notes	0	4,502	0	4,502
Sovereign Issues	0	16,154	0	16,154
Kuwait
Sovereign Issues	0	4,172	0	4,172
Luxembourg
Corporate Bonds & Notes	0	4,826	0	4,826
Malaysia
Corporate Bonds & Notes	0	480	0	480
Sovereign Issues	0	570	0	570
Mexico
Sovereign Issues	0	1,168	0	1,168
Multinational
Corporate Bonds & Notes	0	542	0	542
Netherlands
Asset-Backed Securities	0	3,487	0	3,487
Corporate Bonds & Notes	0	1,277	0	1,277
Non-Agency Mortgage-Backed Securities	0	456	0	456
Preferred Securities	0	140	0	140

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
New Zealand
Sovereign Issues	$0	$511	$0	$511
Peru
Corporate Bonds & Notes	0	349	0	349
Sovereign Issues	0	6,397	0	6,397
Philippines
Sovereign Issues	0	534	0	534
Qatar
Sovereign Issues	0	3,118	0	3,118
Romania
Sovereign Issues	0	385	0	385
Russia
Sovereign Issues	0	9,857	0	9,857
Saudi Arabia
Corporate Bonds & Notes	0	410	0	410
Sovereign Issues	0	2,547	0	2,547
Serbia
Sovereign Issues	0	3,138	0	3,138
Singapore
Corporate Bonds & Notes	0	2,068	0	2,068
Sovereign Issues	0	1,195	0	1,195
South Africa
Sovereign Issues	0	914	0	914
South Korea
Sovereign Issues	0	3,444	0	3,444
Spain
Corporate Bonds & Notes	0	227	0	227
Sovereign Issues	0	11,655	0	11,655
Switzerland
Corporate Bonds & Notes	0	5,474	0	5,474
United Arab Emirates
Corporate Bonds & Notes	0	620	0	620
Sovereign Issues	0	3,586	0	3,586
United Kingdom
Corporate Bonds & Notes	0	24,470	0	24,470
Non-Agency Mortgage-Backed Securities	0	16,114	0	16,114
Preferred Securities	0	287	0	287
Sovereign Issues	0	6,410	0	6,410
United States
Asset-Backed Securities	0	30,420	0	30,420
Corporate Bonds & Notes	0	42,071	0	42,071
Loan Participations and Assignments	0	295	0	295
Municipal Bonds & Notes	0	137	0	137
Non-Agency Mortgage-Backed Securities	0	15,255	0	15,255
Preferred Securities	0	1,216	0	1,216
U.S. Government Agencies	0	177,537	0	177,537
U.S. Treasury Obligations	0	33,432	0	33,432
Short-Term Instruments
Repurchase Agreements	0	6,073	0	6,073

	$0	$575,866	$0	$575,866

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$408	$0	$0	$408

Total Investments	$408	$575,866	$0	$576,274

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(2,233)	$0	$(2,233)
Spain
Sovereign Issues	0	(2,884)	0	(2,884)
United Kingdom
Sovereign Issues	0	(2,431)	0	(2,431)

98	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
United States
U.S. Government Agencies	$0	$(18,026)	$0	$(18,026)

	$0	$(25,574)	$0	$(25,574)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	167	159	0	326
Over the counter	0	3,464	0	3,464

	$167	$3,623	$0	$3,790

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(145)	$(213)	$0	$(358)
Over the counter	(1)	(2,363)	(6)	(2,370)

	$(146)	$(2,576)	$(6)	$(2,728)

Total Financial Derivative Instruments	$21	$1,047	$(6)	$1,062

Totals	$429	$551,339	$(6)	$551,762

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	99

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 163.8%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	2,250	$14

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		5,220	35

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~		910	6

Provincia de Buenos Aires
33.378% due 04/12/2025		840	5

			46

Total Argentina (Cost $340)			60

AUSTRALIA 5.5%

CORPORATE BONDS & NOTES 0.4%

SGSP Australia Assets Pty. Ltd.
3.300% due 04/09/2023		$700	739

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Liberty Funding Pty. Ltd.
1.488% due 01/25/2049 •	AUD	224	161

RESIMAC Bastille Trust
1.084% due 09/05/2057 •		$335	336

			497

SOVEREIGN ISSUES 4.8%

Australia Government International Bond
0.500% due 09/21/2026	AUD	7,400	5,316
1.750% due 06/21/2051		500	361
3.000% due 03/21/2047		800	741

New South Wales Treasury Corp.
2.000% due 03/20/2031		300	230
3.000% due 02/20/2030		300	251

Northern Territory Treasury Corp.
2.000% due 04/21/2031		300	222

Queensland Treasury Corp.
1.750% due 08/21/2031		200	149
3.500% due 08/21/2030		600	524

South Australia Government Financing Authority
2.750% due 05/24/2030		500	408

Treasury Corp. of Victoria
1.500% due 11/20/2030		800	588
2.500% due 10/22/2029		100	81
4.250% due 12/20/2032		400	377

Western Australian Treasury Corp.
2.750% due 07/24/2029		100	82

			9,330

Total Australia (Cost $10,200)			10,566

BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%

Petrobras Global Finance BV
5.093% due 01/15/2030		$812	855
7.250% due 03/17/2044		530	605

Total Brazil (Cost $1,388)			1,460

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CANADA 1.0%

CORPORATE BONDS & NOTES 0.6%

Air Canada Pass-Through Trust
3.300% due 07/15/2031		$180	$171

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~		600	600

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	400	488

			1,259

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	225	173

SOVEREIGN ISSUES 0.3%

Canada Government Real Return Bond
1.500% due 12/01/2044 (e)		475	504

Total Canada (Cost $1,894)			1,936

CAYMAN ISLANDS 4.0%

ASSET-BACKED SECURITIES 1.9%

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$190	189

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		174	174

Flagship CLO Ltd.
1.121% due 01/16/2026 •		294	294

LCM LP
1.312% due 10/20/2027 •		700	694

Palmer Square Loan Funding Ltd.
1.180% due 11/15/2026 •		414	413

Sound Point CLO Ltd.
1.162% due 01/20/2028 •		358	356

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •		126	125

Tralee CLO Ltd.
1.382% due 10/20/2028 •		700	694

Venture CLO Ltd.
1.155% due 04/15/2027 •		192	190

Zais CLO Ltd.
1.425% due 04/15/2028 •		641	641

			3,770

CORPORATE BONDS & NOTES 2.1%

Ambac LSNI LLC
6.000% due 02/12/2023 •		1	1

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		900	904

QNB Finance Ltd.
1.606% (US0003M + 1.350%) due 05/31/2021 ~		2,200	2,209

Sands China Ltd.
4.600% due 08/08/2023		300	321
5.125% due 08/08/2025		200	219
5.400% due 08/08/2028		200	223

Sunac China Holdings Ltd.
7.875% due 02/15/2022		200	202

			4,079

Total Cayman Islands (Cost $7,828)			7,849

CHINA 4.4%

CORPORATE BONDS & NOTES 0.3%

Industrial & Commercial Bank of China Ltd.
0.977% (US0003M + 0.750%) due 12/21/2021 ~		$300	300

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New Metro Global Ltd.
7.500% due 12/16/2021		$200	$205

			505

SOVEREIGN ISSUES 4.1%

China Development Bank
3.050% due 08/25/2026	CNY	3,200	455
3.800% due 01/25/2036		2,000	287
4.040% due 04/10/2027		23,700	3,559
4.240% due 08/24/2027		24,700	3,761

			8,062

Total China (Cost $8,372)			8,567

DENMARK 5.1%

CORPORATE BONDS & NOTES 5.1%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	20,320	3,207
1.500% due 10/01/2050		2,185	352

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		4,597	725
1.500% due 10/01/2050		798	129

Nykredit Realkredit A/S
1.000% due 10/01/2050		27,916	4,414
1.500% due 10/01/2050		7,051	1,138

Total Denmark (Cost $9,324)			9,965

FRANCE 9.1%

CORPORATE BONDS & NOTES 0.6%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$600	598

Societe Generale S.A.
6.750% due 04/07/2021 •(f)(g)	EUR	400	476

			1,074

SOVEREIGN ISSUES 8.5%

France Government International Bond
2.000% due 05/25/2048 (j)		6,300	10,632
3.250% due 05/25/2045 (j)		3,000	6,012

			16,644

Total France (Cost $12,002)			17,718

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.625% due 02/12/2021	EUR	300	354
1.750% due 01/17/2028		200	236
2.625% due 02/12/2026		400	494
3.547% due 09/18/2031 •		$200	201
3.961% due 11/26/2025 •		600	639

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		500	534

Landwirtschaftliche Rentenbank
5.375% due 04/23/2024	NZD	1,500	1,169

Volkswagen Financial Services AG
0.750% due 10/14/2021	EUR	200	236

Total Germany (Cost $3,882)			3,863

GUERNSEY, CHANNEL ISLANDS 0.3%

CORPORATE BONDS & NOTES 0.3%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$600	646

Total Guernsey, Channel Islands (Cost $599)			646

100	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDIA 0.3%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$300	$283

SOVEREIGN ISSUES 0.2%

Export-Import Bank of India
1.253% (US0003M + 1.020%) due 03/28/2022 ~(h)		300	299

Total India (Cost $601)			582

IRELAND 1.2%

ASSET-BACKED SECURITIES 1.2%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	250	293

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		$784	782

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	400	467

Toro European CLO DAC
0.900% due 10/15/2030 •		700	819

Total Ireland (Cost $2,334)			2,361

ISRAEL 0.6%

SOVEREIGN ISSUES 0.6%

Israel Government International Bond
2.000% due 03/31/2027	ILS	1,300	417
3.800% due 05/13/2060		$400	478
4.125% due 01/17/2048		200	254

Total Israel (Cost $1,041)			1,149

ITALY 4.3%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	700	826
1.247% due 10/25/2021 •		700	826

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		300	366
2.625% due 04/28/2025		200	233

UniCredit SpA
7.830% due 12/04/2023		$600	703

			2,954

SOVEREIGN ISSUES 2.8%

Italy Buoni Poliennali Del Tesoro
1.450% due 11/15/2024 (j)	EUR	1,300	1,607
1.850% due 07/01/2025 (j)		1,500	1,890

Italy Government International Bond
6.000% due 08/04/2028	GBP	1,200	1,966

			5,463

Total Italy (Cost $7,930)			8,417

JAPAN 4.3%

CORPORATE BONDS & NOTES 0.9%

Central Nippon Expressway Co. Ltd.
2.849% due 03/03/2022		$800	823

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~		600	600

ORIX Corp.
3.250% due 12/04/2024		100	108

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	200	240

			1,771

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 3.4%

Japan Government International Bond
0.100% due 03/10/2028	JPY	221,967	$2,102
0.500% due 03/20/2049		200,000	1,864
0.700% due 12/20/2048		90,000	884
1.400% due 09/20/2034		160,000	1,766

			6,616

Total Japan (Cost $7,819)			8,387

LITHUANIA 0.1%

SOVEREIGN ISSUES 0.1%

Lithuania Government International Bond
6.125% due 03/09/2021		$100	103

Total Lithuania (Cost $101)			103

LUXEMBOURG 0.6%

CORPORATE BONDS & NOTES 0.6%

Emerald Bay S.A.
0.000% due 10/08/2020 (c)	EUR	472	551

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$300	315
5.250% due 05/23/2023 (g)		300	319

Total Luxembourg (Cost $1,185)			1,185

MALAYSIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$200	224

Total Malaysia (Cost $198)			224

MULTINATIONAL 0.4%

CORPORATE BONDS & NOTES 0.4%

Preferred Term Securities Ltd.
0.737% (US0003M + 0.500%) due 03/23/2035 ~		$915	842

Total Multinational (Cost $700)			842

NETHERLANDS 2.3%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	250	292

Babson Euro CLO BV
0.367% due 10/25/2029 •		523	608

Dryden Euro CLO BV
0.880% due 01/15/2030 •		600	703

			1,603

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
1.093% (US0003M + 0.860%) due 09/26/2023 ~		$600	608
3.875% due 09/26/2023		800	876
6.625% due 06/29/2021 •(f)(g)	EUR	400	485

Enel Finance International NV
2.650% due 09/10/2024		$300	318

JT International Financial Services BV
3.500% due 09/28/2023		500	541

			2,828

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (d)(f)		100,000	140

Total Netherlands (Cost $4,362)			4,571

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 1.2%

SOVEREIGN ISSUES 1.2%

New Zealand Government International Bond
2.750% due 04/15/2037	NZD	1,000	$850
4.500% due 04/15/2027		1,700	1,441

Total New Zealand (Cost $2,215)			2,291

PERU 2.0%

SOVEREIGN ISSUES 2.0%

Peru Government International Bond
5.350% due 08/12/2040	PEN	300	83
5.940% due 02/12/2029		5,100	1,664
6.350% due 08/12/2028		6,500	2,176

Total Peru (Cost $3,641)			3,923

QATAR 1.9%

SOVEREIGN ISSUES 1.9%

Qatar Government International Bond
3.375% due 03/14/2024		$300	324
4.000% due 03/14/2029		1,200	1,405
4.400% due 04/16/2050		200	258
4.500% due 04/23/2028		1,200	1,438
4.817% due 03/14/2049		200	270

Total Qatar (Cost $3,103)			3,695

SAUDI ARABIA 1.5%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$200	205

SOVEREIGN ISSUES 1.4%

Saudi Government International Bond
3.625% due 03/04/2028		800	888
4.000% due 04/17/2025		1,500	1,669
4.375% due 04/16/2029		200	235

			2,792

Total Saudi Arabia (Cost $2,811)			2,997

SINGAPORE 0.5%

CORPORATE BONDS & NOTES 0.5%

BOC Aviation Ltd.
3.500% due 09/18/2027		$300	319

DBS Bank Ltd.
3.300% due 11/27/2021		200	207

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		400	400

Total Singapore (Cost $900)			926

SLOVENIA 0.9%

SOVEREIGN ISSUES 0.9%

Slovenia Government International Bond
5.250% due 02/18/2024		$1,584	1,823

Total Slovenia (Cost $1,598)			1,823

		SHARES
SPAIN 5.7%

PREFERRED SECURITIES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(f)(g)		400,000	485

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	101

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 5.4%

Autonomous Community of Catalonia
4.220% due 04/26/2035	EUR	100	$152
4.900% due 09/15/2021		150	184

Spain Government International Bond
0.250% due 07/30/2024		100	120
1.250% due 10/31/2030 (j)		2,400	3,094
1.400% due 07/30/2028 (j)		2,900	3,767
1.450% due 04/30/2029 (j)		1,800	2,353
1.850% due 07/30/2035 (j)		700	971

			10,641

Total Spain (Cost $10,065)			11,126

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (g)		$1,000	1,136

UBS AG
5.125% due 05/15/2024 (g)		200	221
7.625% due 08/17/2022 (g)		600	668

Total Switzerland (Cost $1,884)			2,025

UNITED ARAB EMIRATES 1.4%

CORPORATE BONDS & NOTES 0.2%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$400	414

SOVEREIGN ISSUES 1.2%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		1,900	2,115
3.875% due 04/16/2050		200	245

			2,360

Total United Arab Emirates (Cost $2,440)			2,774

UNITED KINGDOM 12.7%

CORPORATE BONDS & NOTES 7.1%

Barclays Bank PLC
7.625% due 11/21/2022 (g)		$1,600	1,760
10.000% due 05/21/2021	GBP	200	272

Barclays PLC
1.898% (US0003M + 1.625%) due 01/10/2023 ~		$600	604
4.972% due 05/16/2029 •		500	585
6.125% due 12/15/2025 •(f)(g)		300	305
8.000% due 06/15/2024 •(f)(g)		200	213

British Telecommunications PLC
9.625% due 12/15/2030		400	641

FCE Bank PLC
1.660% due 02/11/2021	EUR	100	117

Frontier Finance PLC
8.000% due 03/23/2022	GBP	750	1,001

HSBC Holdings PLC
3.803% due 03/11/2025 •		$600	649
3.973% due 05/22/2030 •		400	448
4.041% due 03/13/2028 •		200	221
4.583% due 06/19/2029 •		400	460

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024	GBP	300	396

Lloyds Banking Group PLC
4.650% due 03/24/2026		$500	558
7.625% due 06/27/2023 •(f)(g)	GBP	200	269

Nationwide Building Society
2.000% due 01/27/2023		$400	412
3.766% due 03/08/2024 •		300	319

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		600	603
3.875% due 09/12/2023		300	322
4.519% due 06/25/2024 •		300	324

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.076% due 01/27/2030 •		$700	$835

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~		500	502

Santander UK Group Holdings PLC
6.750% due 06/24/2024 •(f)(g)	GBP	500	681
7.375% due 06/24/2022 •(f)(g)		300	404

Tesco Property Finance PLC
5.411% due 07/13/2044		283	478

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		400	542

			13,921

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.3%

Avon Finance PLC
0.000% due 09/20/2048 •		400	515

Durham Mortgages B PLC
0.668% due 03/31/2054 •		392	504

Eurosail PLC
1.010% due 06/13/2045 •		791	1,014

Hawksmoor Mortgages
1.112% due 05/25/2053 •		785	1,013

Lanark Master Issuer PLC
0.891% due 12/22/2069 •		350	454

Residential Mortgage Securities PLC
1.007% due 12/20/2046 •		374	483
1.257% due 09/20/2065 •		387	500

Ripon Mortgages PLC
0.868% due 08/20/2056 •		1,540	1,986

Stanlington PLC
1.060% due 06/12/2046 •		738	950

Towd Point Mortgage Funding
0.965% due 07/20/2045 •		926	1,192

Towd Point Mortgage Funding PLC
0.965% due 07/20/2045 •		463	596
1.101% due 10/20/2051 •		610	789

Uropa Securities PLC
0.260% due 06/10/2059 •		212	262
0.410% due 06/10/2059 •		55	64
0.610% due 06/10/2059 •		43	51
0.810% due 06/10/2059 •		45	54

			10,427

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		1,110	234

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050		300	372

Total United Kingdom (Cost $24,262)			24,954

UNITED STATES 87.7%

ASSET-BACKED SECURITIES 8.0%

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		$11	10

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.088% due 06/25/2029 •		48	45

Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2032 •		4	4
0.948% due 10/27/2032 •		17	17

Citigroup Global Markets Mortgage Securities, Inc.
1.498% due 01/25/2032 •		31	31

Countrywide Asset-Backed Certificates
0.488% due 12/25/2036 ^•		26	18

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Countrywide Asset-Backed Certificates Trust
0.888% due 08/25/2047 •		$136	$132
4.693% due 10/25/2035 ~		7	7

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		10	10

First Franklin Mortgage Loan Trust
0.263% due 07/25/2036 •		555	519

GSAMP Trust
0.793% due 11/25/2035 ^•		3,103	2,788

Home Equity Mortgage Loan Asset-Backed Trust
0.268% due 04/25/2037 •		2,363	1,867

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		391	216

Morgan Stanley ABS Capital, Inc. Trust
0.258% due 03/25/2037 •		1,655	917
0.273% due 07/25/2036 •		92	83

Morgan Stanley Home Equity Loan Trust
0.498% due 04/25/2037 •		270	187

Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^þ		717	420

Residential Asset Mortgage Products Trust
0.708% due 06/25/2032 •		10	10

Santander Retail Auto Lease Trust
1.690% due 01/20/2023		559	565

SG Mortgage Securities Trust
0.298% due 10/25/2036 •		2,900	2,687

SMB Private Education Loan Trust
0.000% due 07/15/2053 •		100	100
1.290% due 07/15/2053		400	400

Soundview Home Loan Trust
0.398% due 11/25/2036 •		700	651

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		554	565
2.710% due 01/25/2060 ~		515	540
2.900% due 10/25/2059 ~		2,062	2,187

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		700	748

			15,724

CORPORATE BONDS & NOTES 7.9%

Ally Financial, Inc.
3.875% due 05/21/2024		700	747

American Tower Corp.
1.950% due 05/22/2026	EUR	100	127

AT&T, Inc.
2.250% due 02/01/2032		$100	100
3.100% due 02/01/2043		100	98
3.300% due 02/01/2052		100	94

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		200	200
3.500% due 06/25/2021		300	306
4.250% due 12/15/2025		200	229

BP Capital Markets America, Inc.
3.790% due 02/06/2024		400	439

British Airways Pass-Through Trust
3.300% due 06/15/2034		199	187
3.350% due 12/15/2030		98	82

Campbell Soup Co.
3.650% due 03/15/2023		58	62

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		100	107

CVS Health Corp.
3.350% due 03/09/2021		54	55

Daimler Finance North America LLC
1.180% (US0003M + 0.900%) due 02/15/2022 ~		700	704
2.300% due 02/12/2021		400	403

Dell International LLC
4.420% due 06/15/2021		50	51

Diamondback Energy, Inc.
2.875% due 12/01/2024		600	608

102	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Emera U.S. Finance LP
2.700% due 06/15/2021		$300	$304

EPR Properties
4.500% due 06/01/2027		500	461

Fiserv, Inc.
3.200% due 07/01/2026		600	667

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	300	346
0.000% due 12/01/2021 •		1,000	1,133

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		$200	200

General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	100	116
1.118% (US0003M + 0.850%) due 04/09/2021 ~		$100	100
3.550% due 07/08/2022		100	103

GLP Capital LP
5.300% due 01/15/2029		300	335

Huntsman International LLC
5.125% due 11/15/2022		300	323

Kilroy Realty LP
3.450% due 12/15/2024		100	106

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	608

Micron Technology, Inc.
4.185% due 02/15/2027		300	341

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	400	516

Pacific Gas & Electric Co.
3.450% due 07/01/2025		$100	105
4.450% due 04/15/2042		100	100

San Diego Gas & Electric Co.
3.600% due 09/01/2023		200	216

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		300	300

Southern Co.
2.950% due 07/01/2023		400	426

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	105

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~		100	95
3.950% due 06/15/2023		100	89

Spirit Realty LP
4.000% due 07/15/2029		300	312

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		200	217

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		500	500

VMware, Inc.
4.500% due 05/15/2025		400	453

Volkswagen Group of America Finance LLC
1.197% (US0003M + 0.940%) due 11/12/2021 ~		300	302
3.875% due 11/13/2020		200	201
4.000% due 11/12/2021		200	208

Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~		900	911

Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025		600	664

			15,462

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		306	295

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~	$1,246	$1,221

		1,516

MUNICIPAL BONDS & NOTES 0.3%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	500	653

NON-AGENCY MORTGAGE-BACKED SECURITIES 9.5%

Adjustable Rate Mortgage Trust
3.822% due 09/25/2035 ^~	29	27

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	585	503

Banc of America Funding Trust
3.895% due 02/20/2036 ~	225	218
4.199% due 01/20/2047 ^~	39	38

Banc of America Mortgage Trust
3.771% due 05/25/2035 ^~	212	207

BCAP LLC Trust
2.063% due 01/26/2047 •	110	100
3.452% due 02/26/2036 ~	4	4
5.250% due 04/26/2037	181	139

Bear Stearns Adjustable Rate Mortgage Trust
2.864% due 08/25/2033 ~	20	20
3.098% due 08/25/2033 ~	3	3
3.117% due 05/25/2034 ~	27	24
3.186% due 10/25/2033 ~	15	15
3.429% due 11/25/2034 ~	25	24
3.808% due 05/25/2034 ~	36	35
3.874% due 05/25/2047 ^~	134	129
3.885% due 02/25/2034 ~	2	2

Bear Stearns ALT-A Trust
3.251% due 09/25/2035 ^~	282	223
3.622% due 11/25/2036 ^~	130	94

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	454	377

Chase Mortgage Finance Trust
3.106% due 07/25/2037 ~	30	27
3.503% due 02/25/2037 ~	49	49

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	19	19

Citigroup Global Markets Mortgage Securities, Inc.
0.648% due 05/25/2032 •	4	4

Citigroup Mortgage Loan Trust
3.177% due 08/25/2035 ~	32	32
3.355% due 09/25/2037 ^~	474	456

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.722% due 09/25/2035 ^~	468	430

Countrywide Alternative Loan Trust
0.338% due 09/25/2046 ^•	480	450
0.358% due 07/25/2046 ^•	27	24
0.478% due 09/25/2035 •	471	358
0.498% due 05/25/2037 ^•	172	58
2.519% due 11/25/2035 •	112	101
3.059% due 11/25/2035 •	86	79
3.839% due 02/25/2037 ^~	218	211
5.250% due 06/25/2035 ^	53	50
6.000% due 01/25/2037 ^	361	292
6.250% due 12/25/2036	1,014	675
6.250% due 08/25/2037 ^	92	72

Countrywide Home Loan Mortgage Pass-Through Trust
0.788% due 03/25/2035 •	590	523
0.808% due 02/25/2035 •	116	112
0.908% due 09/25/2034 •	5	5
2.982% due 04/20/2035 ~	5	5
3.020% due 08/25/2034 ^~	7	7
3.348% due 11/25/2035 ^~	10	9
3.735% due 11/25/2034 ~	49	49

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	8	9

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	$6	$6

DBUBS Mortgage Trust
0.345% due 11/10/2046 ~(a)	4,700	1
0.788% due 11/10/2046 ~(a)	982	0

GreenPoint Mortgage Funding Trust
0.328% due 01/25/2037 •	147	136
0.348% due 10/25/2046 ^•	787	674
0.358% due 04/25/2036 •	175	166

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~	3	3

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)	3,970	125

GSR Mortgage Loan Trust
2.930% due 03/25/2033 •	22	21
3.681% due 09/25/2035 ~	21	21

HarborView Mortgage Loan Trust
0.336% due 07/19/2046 ^•	713	412
0.346% due 09/19/2037 •	277	259
1.869% due 12/19/2036 ^•	278	258
3.572% due 07/19/2035 ^~	18	16

IndyMac Mortgage Loan Trust
0.338% due 09/25/2046 •	655	592
0.348% due 11/25/2046 •	752	683
3.716% due 12/25/2034 ~	19	19

JPMorgan Alternative Loan Trust
5.500% due 11/25/2036 ^~	3	2

JPMorgan Chase Commercial Mortgage Securities Trust
1.105% due 12/15/2047 ~(a)	11,563	212

JPMorgan Mortgage Trust
2.999% due 11/25/2033 ~	16	16
3.634% due 11/25/2035 ^~	21	19

Luminent Mortgage Trust
0.318% due 12/25/2036 •	1,054	978

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	154	9

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	72	69

Merrill Lynch Mortgage Investors Trust
0.358% due 02/25/2036 •	23	22
2.731% due 02/25/2033 ~	23	22

Morgan Stanley Bank of America Merrill Lynch Trust
1.180% due 05/15/2046 ~(a)	10,045	214

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	556	588

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	624	657

OBX Trust
0.798% due 06/25/2057 •	70	70

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •	347	173

Residential Asset Securitization Trust
6.500% due 08/25/2036 ^	445	227

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~	51	39
6.500% due 03/25/2032	4	4

Sequoia Mortgage Trust
0.506% due 10/19/2026 •	34	33
0.506% due 07/20/2033 •	121	116
4.031% due 04/20/2035 ~	217	221

Structured Adjustable Rate Mortgage Loan Trust
3.127% due 09/25/2034 ~	8	8
3.170% due 02/25/2034 ~	27	26
3.345% due 04/25/2034 ~	48	47

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•	152	121
0.358% due 05/25/2036 •	243	224
0.406% due 07/19/2035 •	361	343
0.736% due 07/19/2034 •	26	26

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	103

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	$116	$104

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	276	237

Thornburg Mortgage Securities Trust
1.572% due 06/25/2037 •	438	394
1.622% due 06/25/2047 ^•	256	231

UBS-Barclays Commercial Mortgage Trust
1.755% due 12/10/2045 ~(a)	11,027	280

UBS-Citigroup Commercial Mortgage Trust
2.342% due 01/10/2045 ~(a)	2,929	35

WaMu Mortgage Pass-Through Certificates Trust
0.458% due 01/25/2045 •	102	98
0.728% due 07/25/2045 •	200	192
2.182% due 09/25/2046 •	953	937
2.182% due 10/25/2046 •	30	29
2.182% due 11/25/2046 •	282	264
2.959% due 08/25/2034 ~	122	122
3.072% due 09/25/2036 ~	77	71
3.158% due 08/25/2046 ^~	411	382
3.520% due 03/25/2033 ~	108	106
3.545% due 04/25/2035 ~	379	375
3.609% due 03/25/2035 ~	79	81
3.748% due 06/25/2033 ~	14	13
3.833% due 03/25/2034 ~	72	74

Washington Mutual Mortgage Pass-Through Certificates Trust
1.959% due 07/25/2046 ^•	183	127

Wells Fargo-RBS Commercial Mortgage Trust
1.318% due 03/15/2045 ~(a)	9,621	218

		18,536

	SHARES
PREFERRED SECURITIES 0.5%

AT&T, Inc.
2.875% due 03/02/2025 •(f)	300,000	341

Bank of America Corp.
5.875% due 03/15/2028 •(f)	500,000	540

		881

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 52.9%

Fannie Mae
0.548% due 06/25/2036 •	24	24
0.648% due 10/25/2040 •	75	76
2.643% due 05/01/2035 •	17	17

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.366% due 11/01/2034 •	317	$336
3.500% due 01/01/2059	776	858
3.519% due 12/01/2034 •	40	41
3.621% due 03/01/2024 •	1	1
6.500% due 11/01/2036	63	66

Freddie Mac
0.506% due 01/15/2038 •	376	376
0.552% due 07/25/2050 •	460	462
0.752% due 12/15/2037 - 07/15/2040 •	332	336
0.922% due 09/25/2022 ~(a)	4,563	62
1.086% due 11/25/2022 ~(a)	5,484	89
2.219% due 10/25/2044 •	719	740
3.117% due 01/15/2038 ~(a)	376	21
3.452% due 02/01/2029 •	16	16
3.736% due 05/01/2023 •	3	3
3.744% due 04/01/2037 •	9	9
6.000% due 12/15/2024	12	13

Ginnie Mae
2.875% (H15T1Y + 1.500%) due 05/20/2022 - 06/20/2023 ~	4	4
2.875% due 05/20/2028 - 05/20/2030 •	21	22
3.000% (H15T1Y + 1.500%) due 02/20/2024 ~	13	14
3.000% due 01/20/2030 •	9	10
3.000% due 07/20/2046	43	44
3.125% (H15T1Y + 1.500%) due 12/20/2023 - 12/20/2025 ~	4	4
3.125% due 11/20/2026 - 12/20/2026 •	5	5
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	12	12

Ginnie Mae, TBA
2.000% due 12/01/2050	3,700	3,829

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	574	618
3.500% due 10/01/2034 - 07/01/2050	1,159	1,244
4.000% due 06/01/2050	501	540
4.500% due 08/01/2023 - 06/01/2044	281	311

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	29,900	30,782
2.500% due 11/01/2050 - 12/01/2050	25,000	26,167
3.500% due 10/01/2035 - 11/01/2050	10,500	11,086
4.000% due 11/01/2050	21,900	23,380
4.500% due 10/01/2050	1,600	1,731

		103,349

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY OBLIGATIONS 7.8%

U.S. Treasury Inflation Protected Securities (e)
0.125% due 07/15/2030 (n)	202	$225
0.250% due 02/15/2050 (n)	101	119
0.500% due 01/15/2028 (j)	4,936	5,541
0.625% due 04/15/2023 (n)	313	327
1.375% due 02/15/2044 (n)	333	474
2.500% due 01/15/2029 (l)(n)	905	1,183

U.S. Treasury Notes
2.625% due 06/15/2021 (n)	200	203
2.875% due 04/30/2025 (j)	6,400	7,166

		15,238

Total United States (Cost $166,095)		171,359

SHORT-TERM INSTRUMENTS 1.0%

REPURCHASE AGREEMENTS (i) 1.0%
		1,866

Total Short-Term Instruments (Cost $1,877)		1,866

Total Investments in Securities (Cost $302,991)		320,210

	SHARES
INVESTMENTS IN AFFILIATES 0.2%

SHORT-TERM INSTRUMENTS 0.2%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.2%

PIMCO Short Asset Portfolio	18,337	184

PIMCO Short-Term Floating NAV Portfolio III	22,568	222

Total Short-Term Instruments (Cost $405)		406

Total Investments in Affiliates (Cost $405)		406

Total Investments 164.0% (Cost $303,396)		$320,616

Financial Derivative Instruments (k)(m) (0.5)% (Cost or Premiums, net $560)		(880)

Other Assets and Liabilities, net (63.5)%		(124,230)

Net Assets 100.0%		$195,506

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Security becomes interest bearing at a future date.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(g)	Contingent convertible security.

104	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(h)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.253%	03/28/2022	12/19/2019	$ 298	$299	0.15%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(i)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP	1,031	United Kingdom Gilt 1.750% due 01/22/2049	$(1,453)	$1,330	$1,337
FICC	0.000	09/30/2020	10/01/2020	$	536	U.S. Treasury Notes 2.125% due 08/15/2021	(547)	536	536

Total Repurchase Agreements							$(2,000)	$1,866	$1,873

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BPS	(0.480)%	10/01/2020	11/18/2020	EUR	(4,763)	$(5,585)
	(0.450)	08/20/2020	11/19/2020		(3,615)	(4,237)
BSN	0.180	08/13/2020	10/13/2020	$	(1,400)	(1,400)
DBL	(0.510)	08/21/2020	11/18/2020	EUR	(1,021)	(1,196)
	(0.480)	09/17/2020	11/19/2020		(2,077)	(2,435)
IND	(0.460)	08/27/2020	11/18/2020		(1,817)	(2,129)
	0.170	09/17/2020	10/16/2020	$	(7,240)	(7,241)
	0.200	07/07/2020	10/07/2020		(1,721)	(1,722)
JML	(0.490)	08/20/2020	11/19/2020	EUR	(10,541)	(12,351)
	(0.470)	08/20/2020	11/19/2020		(1,054)	(1,235)
SGY	0.150	09/29/2020	10/29/2020	$	(2,355)	(2,355)

Total Reverse Repurchase Agreements						$(41,886)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	1,100	$(1,175)	$(1,170)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	800	(1,160)	(1,297)

United States (8.2)%
U.S. Government Agencies (8.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	11/01/2050	$	15,400	(16,146)	(16,137)

Total Short Sales (9.5)%					$(18,481)	$(18,604)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$1,337	$(9,822)	$0	$0	$(8,485)	$8,344	$(141)
BSN	0	(1,400)	0	0	(1,400)	1,415	15
DBL	0	(3,631)	0	0	(3,631)	3,652	21
FICC	536	0	0	0	536	(547)	(11)
IND	0	(11,092)	0	0	(11,092)	11,128	36

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	105

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
JML	$0	$(13,586)	$0	$0	$(13,586)	$13,422	$(164)
SGY	0	(2,355)	0	0	(2,355)	2,358	3

Master Securities Forward Transaction Agreement
RYL	0	0	0	(1,297)	(1,297)	0	(1,297)
TDM	0	0	0	(1,170)	(1,170)	0	(1,170)

Total Borrowings and Other Financing Transactions	$1,873	$(41,886)	$0	$(2,467)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(23,583)	$0	$(23,583)
U.S. Treasury Obligations	0	(12,718)	0	0	(12,718)

Total Borrowings	$0	$(12,718)	$(23,583)	$0	$(36,301)

Payable for reverse repurchase agreements(5)					$(36,301)

(j)	Securities with an aggregate market value of $42,032 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(33,722) at a weighted average interest rate of (0.256%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Payable for short sales includes $15 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(5,585) is outstanding at period end.

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$	99.750	06/13/2022	17	$43	$4	$6
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	8	20	1	2
Call - MSE Canada Government 10-Year Bond December 2020 Futures	CAD	189.000	11/20/2020	71	71	1	0

Total Purchased Options						$6	$8

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	19	$	2,033	$13	$0	$(2)
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	137		1	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond December 2020 Futures(1)	11/2020	203		2	0	0	0
Call Options Strike @ EUR 210.000 on Euro-Bund December 2020 Futures(1)	11/2020	142		2	0	0	0
Call Options Strike @ GBP 180.000 on United Kingdom Gilt December 2020 Futures(1)	11/2020	135		0	(2)	0	0
Euro-Bobl December Futures	12/2020	140		22,187	30	10	(18)
Euro-BTP Italy Government Bond December Futures	12/2020	54		9,344	148	34	(32)
Euro-Buxl 30-Year Bond December Futures	12/2020	8		2,089	80	11	(11)
Japan Government 10-Year Bond December Futures	12/2020	9		12,981	28	4	0
Put Options Strike @ EUR 129.750 on Euro-Bobl November 2020 Futures(1)	10/2020	140		1	0	0	0
Put Options Strike @ EUR 80.000 on Euro-BTP Italy Government Bond December 2020 Futures(1)	11/2020	95		1	0	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	77		9,704	9	0	(8)

					$306	$59	$(71)

106	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount		Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	12	$	(1,008)	$(1)	$0	$0
Canada Government 10-Year Bond December Futures	12/2020	71		(8,095)	2	24	(12)
Euro-Bund 10-Year Bond December Futures	12/2020	116		(23,735)	(76)	48	(34)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	203		(40,116)	(241)	110	(74)
Euro-Schatz December Futures	12/2020	136		(17,905)	(12)	2	(1)
U.S. Treasury 10-Year Note December Futures	12/2020	51		(7,116)	3	13	0
U.S. Treasury 30-Year Bond December Futures	12/2020	2		(353)	(3)	2	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	3		(665)	11	6	0
United Kingdom Long Gilt December Futures	12/2020	135		(23,710)	23	78	(40)

					$(294)	$283	$(161)

Total Futures Contracts					$12	$342	$(232)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.066%	EUR	300	$(10)	$9	$(1)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	2.536	$	300	(47)	34	(13)	0	0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.133	EUR	200	(6)	5	(1)	0	0
Kraft Heinz Foods Co.	(1.000)	Quarterly	06/20/2022	0.505	$	500	(6)	2	(4)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.037		1,400	(38)	35	(3)	0	0

							$(107)	$85	$(22)	$0	$0

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	100	$2	$(2)	$0	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761		200	1	(30)	(29)	0	(1)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.420	$	300	7	(4)	3	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.709	EUR	500	15	(4)	11	1	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.693		600	(20)	30	10	0	0

							$5	$(10)	$(5)	$1	$(1)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	1,012	$(44)	$(7)	$(51)	$0	$(3)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		500	(21)	0	(21)	1	0
CDX.IG-32 10-Year Index	(1.000)	Quarterly	06/20/2029		300	0	3	3	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		1,200	3	13	16	0	(1)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		13,000	22	168	190	0	(31)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		2,000	(8)	9	1	0	(3)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	2,600	(21)	12	(9)	0	(3)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029		600	(10)	11	1	0	(1)

						$(79)	$209	$130	$1	$(42)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	45,600	$(1)	$(7)	$(8)	$0	$(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		12,700	0	(1)	(1)	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		4,800	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		3,500	0	1	1	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		17,500	1	(3)	(2)	0	(1)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		9,500	0	4	4	1	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	107

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	$	1,700	$0	$2	$2	$0	$0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		5,200	1	2	3	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		1,900	0	1	1	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		1,400	0	2	2	0	0

						$1	$1	$2	$1	$(3)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	12/16/2022	GBP	4,400	$38	$(1)	$37	$0	$(2)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		1,100	30	7	37	0	(1)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		12,400	558	4	562	0	(34)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		700	(82)	29	(53)	6	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	600	0	(2)	(2)	0	0
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	1,700	0	14	14	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		600	3	6	9	0	0
Receive	3-Month CAD-Bank Bill	2.200	Semi-Annual	06/16/2026		800	6	(56)	(50)	1	0
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		4,400	1	219	220	0	(3)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		6,000	91	286	377	0	(4)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		3,600	(73)	198	125	0	(3)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		900	5	208	213	0	(2)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		500	0	100	100	0	(1)
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	1,200	2	5	7	0	0
Receive	3-Month NZD-BBR	0.501	Semi-Annual	04/15/2027	NZD	1,800	2	(23)	(21)	3	0
Receive	3-Month NZD-BBR	0.870	Semi-Annual	04/15/2037		1,050	0	(3)	(3)	4	0
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021	$	16,700	(234)	(350)	(584)	0	(1)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		2,500	(6)	(44)	(50)	0	0
Pay(7)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		350	4	0	4	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		4,950	0	(158)	(158)	1	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2023		11,000	228	(813)	(585)	3	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		3,900	0	(117)	(117)	2	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		4,900	0	(140)	(140)	3	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		2,350	0	(74)	(74)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		21,600	2,126	24	2,150	0	(11)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		4,200	(175)	(20)	(195)	3	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		8,700	(279)	9	(270)	9	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/20/2027		400	(15)	74	59	0	(1)
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		4,700	(38)	(6)	(44)	0	(10)
Pay	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		300	(8)	25	17	0	(1)
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		9,200	(265)	38	(227)	27	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		1,700	(317)	149	(168)	23	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		100	(11)	8	(3)	1	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	1,750	10	(16)	(6)	0	0
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,400	(14)	68	54	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	56,900	(88)	(167)	(255)	0	(2)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		36,900	336	262	598	1	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		1,600	53	90	143	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		27,800	1,167	415	1,582	0	(3)
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		9,800	(1,810)	(402)	(2,212)	10	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050	GBP	400	9	0	9	2	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	1,560,000	(144)	(133)	(277)	0	(8)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		350,000	6	(130)	(124)	0	(4)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		180,000	18	(105)	(87)	0	(4)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	2,600	(1)	(20)	(21)	0	0
Pay	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		2,600	0	(15)	(15)	0	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	2,200	0	(13)	(13)	0	(2)
Receive	UKRPI	3.258	Maturity	02/15/2025		1,500	0	(9)	(9)	0	(1)
Receive	UKRPI	3.262	Maturity	02/15/2025		1,000	0	(6)	(6)	0	(1)
Pay	UKRPI	3.386	Maturity	01/15/2030		300	0	0	0	0	(1)
Pay	UKRPI	3.436	Maturity	02/15/2030		200	0	1	1	0	(1)
Pay	UKRPI	3.450	Maturity	02/15/2030		1,500	1	9	10	0	(4)
Pay	UKRPI	3.453	Maturity	02/15/2030		2,100	0	16	16	0	0

							$1,134	$(559)	$575	$100	$(105)

Total Swap Agreements							$954	$(274)	$680	$103	$(151)

108	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$8	$342	$103	$453	$0	$(232)	$(151)	$(383)

(l)

Securities with an aggregate market value of $184 and cash of $5,476 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
BOA	10/2020		$4,745	DKK	30,333	$32	$0
	10/2020		878	KRW	1,024,626	1	0
	11/2020	EUR	1,600		$1,908	31	0
	11/2020		$930	EUR	786	0	(7)
	11/2020		12,289	JPY	1,310,761	146	0
	11/2020		266	SEK	2,345	0	(4)
	12/2020	CNH	84,590		$12,159	0	(255)
	12/2020	DKK	30,333		4,750	0	(32)
	12/2020	SGD	772		568	3	0
	12/2020		$424	KRW	505,323	9	0
	12/2020		1,306	SGD	1,775	0	(5)

BPS	10/2020	AUD	2,025		$1,472	22	0
	10/2020	NZD	390		261	3	0
	10/2020	TWD	7,722		266	0	(1)
	10/2020		$743	AUD	1,010	0	(19)
	11/2020	NOK	3,090		$353	21	0
	11/2020		$10,171	CAD	13,461	0	(60)
	11/2020		11,061	CHF	10,040	0	(147)
	11/2020		855	NZD	1,300	5	0
	12/2020	HKD	1,776		$229	0	0
	12/2020	SGD	995		723	0	(6)
	12/2020		$661	CNH	4,540	5	0
	12/2020		2,289	MYR	9,581	12	0

BRC	10/2020	MXN	7,501		$344	6	0
	11/2020	EUR	1,001		1,187	12	0
	12/2020		$4,974	CNH	34,054	24	0
	12/2020		149	MXN	3,385	3	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	109

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
CBK	10/2020	AUD	648		$476	$12	$0
	10/2020	DKK	14,051		2,128	0	(85)
	10/2020	GBP	5,439		7,189	170	0
	10/2020	PEN	5,257		1,484	25	0
	10/2020	RUB	71,814		998	75	0
	10/2020		$3,294	DKK	20,999	13	0
	11/2020	EUR	20,806		$24,879	462	0
	11/2020		$501	EUR	423	0	(4)
	11/2020		441	JPY	47,000	5	0
	12/2020	DKK	20,999		$3,298	0	(13)
	12/2020	PEN	4,177		1,168	10	0
	12/2020		$468	CNH	3,188	0	0
	03/2021	PEN	3,318		$927	7	0

DUB	12/2020		597		169	3	0

GLM	10/2020	MXN	24,515		1,144	38	0
	10/2020	NZD	278		184	0	0
	10/2020		$685	TWD	19,768	0	(1)
	11/2020	CHF	191		$210	3	0
	11/2020	RON	10		3	0	0
	11/2020		$172	NOK	1,555	0	(5)
	12/2020	DKK	4,600		$724	0	(1)
	12/2020	TWD	43,352		1,510	3	(6)
	12/2020		$306	CNH	2,083	0	(1)
	03/2021		784	MXN	17,025	0	(28)

HUS	10/2020	AUD	7,794		$5,517	5	(70)
	10/2020	GBP	352		456	2	0
	10/2020	KRW	245,731		211	0	0
	10/2020	MXN	65,508		3,061	105	0
	10/2020		$404	AUD	553	0	(8)
	10/2020		7,020	GBP	5,457	21	0
	10/2020		3,342	NZD	4,942	0	(72)
	10/2020		1,482	PEN	5,257	0	(23)
	10/2020		116	RUB	8,263	0	(10)
	11/2020	EUR	534		$626	0	(1)
	11/2020	GBP	5,457		7,021	0	(21)
	11/2020	JPY	24,200		228	0	(1)
	11/2020	PEN	1,011		288	7	0
	11/2020	SEK	2,555		295	9	0
	11/2020		$219	CAD	289	0	(2)
	11/2020		865	EUR	725	0	(15)
	11/2020		1,282	JPY	135,900	8	0
	12/2020	CNY	7,332		$1,046	0	(30)
	12/2020	KRW	505,323		424	0	(9)
	12/2020		$131	DKK	830	0	0
	12/2020		629	KRW	745,485	11	0
	01/2021	PEN	1,519		$428	6	0
	03/2021		3,738		1,051	15	0
	03/2021		$3,012	MXN	65,508	0	(103)

JPM	10/2020	DKK	7,588		$1,159	1	(37)
	10/2020	KRW	321,402		276	0	0
	10/2020		$327	CAD	437	1	0
	10/2020		284	DKK	1,785	0	(3)
	10/2020		3,958	MXN	90,034	105	0
	10/2020		861	RUB	63,552	0	(44)
	11/2020	NOK	29,130		$3,338	215	0
	11/2020	RON	17		4	0	0
	11/2020		$122	EUR	103	0	(1)
	12/2020	CNH	3,415		$501	0	0
	12/2020	ILS	3,559		1,034	0	(6)

MYI	10/2020	AUD	1,654		1,169	0	(16)
	10/2020	BRL	812		145	0	0
	10/2020	DKK	28,576		4,322	0	(179)
	10/2020	NZD	3,362		2,260	36	0
	10/2020		$2,017	AUD	2,795	0	(15)
	10/2020		144	BRL	812	1	0
	11/2020	SEK	1,510		$173	4	0
	11/2020		$1,169	AUD	1,654	16	0
	11/2020		353	JPY	37,300	1	0
	11/2020		11,511	SEK	99,745	0	(369)
	06/2021		23	EUR	18	0	(2)

110	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
Counterparty						Asset	Liability
RYL	11/2020	CAD	649		$496	$8	$0

SCX	10/2020	AUD	273		192	0	(3)
	10/2020	TWD	12,046		415	0	(2)
	10/2020		$3,785	AUD	5,339	39	0
	10/2020		261	NZD	388	0	(4)
	11/2020	AUD	5,339		$3,786	0	(39)
	11/2020	EUR	774		916	7	0
	11/2020	JPY	26,800		254	0	0
	11/2020	RON	4		1	0	0
	11/2020		$19,957	EUR	16,819	0	(218)
	11/2020		328	SEK	2,845	0	(10)
	12/2020	MYR	9,667		$2,294	0	(27)
	12/2020		$2,794	IDR	41,941,704	4	0
	12/2020		644	KRW	757,988	6	0
	02/2021		608	ILS	2,087	3	0

SOG	10/2020	DKK	7,673		$1,158	0	(50)

SSB	10/2020		$145	BRL	812	0	(1)
	10/2020		444	GBP	334	0	(13)
	11/2020	BRL	812		$145	1	0
	11/2020		$505	CAD	666	0	(5)
	11/2020		1,205	EUR	1,021	0	(7)
	11/2020		295	SEK	2,550	0	(10)

TOR	10/2020		184	AUD	254	0	(2)
	11/2020		2,025	EUR	1,715	0	(12)

UAG	10/2020	AUD	5,676		$3,999	0	(67)
	10/2020		$5,812	AUD	8,047	0	(48)
	11/2020	CAD	230		$175	2	0
	11/2020	SEK	515		57	0	0
	11/2020		$3,948	AUD	5,604	66	0
	11/2020		211	CHF	191	0	(3)
	11/2020		6,859	EUR	5,789	0	(66)
	11/2020		948	JPY	100,400	4	0
	11/2020		9,731	NOK	86,455	0	(462)
	11/2020		11	RUB	790	0	0

Total Forward Foreign Currency Contracts						$1,870	$(2,766)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC EUR versus CHF	CHF	1.230	10/09/2020	10,000	$1	$0

BRC	Put - OTC CAD versus JPY	JPY	77.000	02/25/2021	1,969	20	21

GLM	Call - OTC USD versus NOK	NOK	12.250	10/22/2020	9,600	1	0

HUS	Put - OTC AUD versus USD		$0.575	10/22/2020	11,000	1	0
	Call - OTC EUR versus NOK	NOK	12.500	10/09/2020	9,500	1	0
	Call - OTC USD versus CHF	CHF	1.020	10/22/2020	11,000	1	0
	Call - OTC USD versus JPY	JPY	111.000	10/13/2020	15,100	2	0

JPM	Call - OTC USD versus CAD	CAD	1.450	10/13/2020	10,500	1	0
	Call - OTC USD versus SEK	SEK	10.500	10/13/2020	11,700	1	0

						$29	$21

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	1,000	$41	$12

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	600	24	8

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	1,100	82	26
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	1,400	105	35
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	900	35	11

							$287	$92

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	111

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Call - OTC Uniform Mortgage-Backed Security, TBA 3.000% due 11/01/2050	$117.250	11/05/2020	14,000	$1	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 11/01/2050	64.000	11/05/2020	6,600	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 4.000% due 11/01/2050	66.000	11/05/2020	12,000	1	0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	71.000	11/05/2020	10,000	0	0

					$2	$0

Total Purchased Options					$318	$113

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	400	$0	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	1,500	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	800	(2)	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	400	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	600	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	900	(1)	(2)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	200	0	0

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,200	(2)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	200	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	100	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	500	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	100	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	200	0	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	100	0	0
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	300	(1)	(1)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	400	(1)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	400	(1)	(1)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	400	0	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	200	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	300	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,400	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,400	(2)	(4)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	400	(1)	(1)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	500	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	500	(1)	(1)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	400	(1)	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	400	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	200	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	300	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	300	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)

112	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000%	11/18/2020	100	$(1)	$(1)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	300	0	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	200	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	300	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	200	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,000	(2)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	400	(1)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	400	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	200	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	200	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	400	0	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	400	(1)	(1)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	400	(1)	(1)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	100	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	500	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	500	(1)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	500	(1)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	400	0	0
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	300	(1)	(1)

						$(44)	$(45)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,150.000	10/28/2020	962	$(4)	$(4)

BRC	Call - OTC CAD versus JPY	JPY	82.500	02/25/2021	1,969	(20)	(10)

GLM	Put - OTC EUR versus USD		$1.093	01/29/2021	1,319	(17)	(2)

						$(41)	$(16)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	8,300	$(41)	$0

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	5,100	(23)	0

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	300	(14)	(9)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	200	(9)	(6)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	9,200	(82)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	11,600	(105)	(1)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	7,700	(35)	0
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	300	(10)	(9)

							$(319)	$(26)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	4,250	$(4)	$(3)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	2,000	(2)	(2)

						$(6)	$(5)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	$100	$(1)	$0
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	400	(3)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	400	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	200	(1)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	300	(2)	(2)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	113

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	$ 101.438	10/07/2020	$200	$(1)	$0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	300	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	400	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	400	(2)	0

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	300	0	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	500	(3)	(2)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	300	(1)	(3)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	200	(1)	(1)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	300	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	100	(1)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	200	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	200	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	500	(2)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	500	(1)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	100	0	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	100	0	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	100	0	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	100	0	0

					$(36)	$(17)

Total Written Options					$(446)	$(109)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.052%	$	100	$(3)	$1	$0	$(2)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		1,500	(54)	29	0	(25)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,600	(39)	2	0	(37)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		500	(10)	(1)	0	(11)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		800	(27)	14	0	(13)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		900	(23)	2	0	(21)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		300	(10)	5	0	(5)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		1,000	(19)	(3)	0	(22)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		1,400	(49)	26	0	(23)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		500	(13)	1	0	(12)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		200	(5)	0	0	(5)

								$(252)	$76	$0	$(176)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$	400	$(9)	$4	$0	$(5)

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		200	(5)	3	0	(2)

								$(14)	$7	$0	$(7)

114	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	2,000	$1,380	$0	$63	$63	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		1,900	1,311	(7)	67	60	0

								$(7)	$130	$123	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.520%	Annual	05/14/2027	ILS	700	$1	$1	$2	$0

Total Swap Agreements								$(272)	$214	$125	$(183)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$222	$12	$2	$236	$(303)	$(11)	$(2)	$(316)	$(80)	$0	$(80)
BPS	68	0	0	68	(233)	(9)	(62)	(304)	(236)	323	87
BRC	45	21	0	66	0	(13)	(50)	(63)	3	0	3
CBK	779	0	63	842	(102)	0	(7)	(109)	733	(960)	(227)
DUB	3	8	0	11	0	(7)	0	(7)	4	(40)	(36)
FAR	0	0	0	0	0	(6)	0	(6)	(6)	0	(6)
FBF	0	0	0	0	0	(4)	0	(4)	(4)	0	(4)
GLM	44	0	60	104	(42)	(11)	0	(53)	51	0	51
GST	0	0	0	0	0	(12)	(45)	(57)	(57)	0	(57)
HUS	189	0	0	189	(365)	0	(12)	(377)	(188)	0	(188)
JPM	322	0	0	322	(91)	(17)	(5)	(113)	209	(270)	(61)
MYC	0	72	0	72	0	(19)	0	(19)	53	(220)	(167)
MYI	58	0	0	58	(581)	0	0	(581)	(523)	558	35
RYL	8	0	0	8	0	0	0	0	8	0	8
SCX	59	0	0	59	(303)	0	0	(303)	(244)	283	39
SOG	0	0	0	0	(50)	0	0	(50)	(50)	0	(50)
SSB	1	0	0	1	(36)	0	0	(36)	(35)	0	(35)
TOR	0	0	0	0	(14)	0	0	(14)	(14)	0	(14)
UAG	72	0	0	72	(646)	0	0	(646)	(574)	879	305

Total Over the Counter	$1,870	$113	$125	$2,108	$(2,766)	$(109)	$(183)	$(3,058)

(n)

Securities with an aggregate market value of $2,044 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	115

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$8	$8
Futures	0	0	0	0	342	342
Swap Agreements	0	2	0	0	101	103

	$0	$2	$0	$0	$451	$453

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,870	$0	$1,870
Purchased Options	0	0	0	21	92	113
Swap Agreements	0	0	0	123	2	125

	$0	$0	$0	$2,014	$94	$2,108

	$0	$2	$0	$2,014	$545	$2,561

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$232	$232
Swap Agreements	0	43	0	0	108	151

	$0	$43	$0	$0	$340	$383

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,766	$0	$2,766
Written Options	0	45	0	16	48	109
Swap Agreements	0	183	0	0	0	183

	$0	$228	$0	$2,782	$48	$3,058

	$0	$271	$0	$2,782	$388	$3,441

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(50)	$(50)
Futures	0	0	0	0	654	654
Swap Agreements	0	(637)	0	0	(1,197)	(1,834)

	$0	$(637)	$0	$0	$(593)	$(1,230)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(574)	$0	$(574)
Purchased Options	0	0	0	(7)	(51)	(58)
Written Options	0	18	0	48	151	217
Swap Agreements	0	(47)	0	(60)	239	132

	$0	$(29)	$0	$(593)	$339	$(283)

	$0	$(666)	$0	$(593)	$(254)	$(1,513)

116	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$23	$23
Futures	0	0	0	0	(1,295)	(1,295)
Swap Agreements	0	340	0	0	2,006	2,346

	$0	$340	$0	$0	$734	$1,074

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,265	$0	$5,265
Purchased Options	0	0	0	6	38	44
Written Options	0	(2)	0	257	169	424
Swap Agreements	0	57	0	418	(162)	313

	$0	$55	$0	$5,946	$45	$6,046

	$0	$395	$0	$5,946	$779	$7,120

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$14	$0	$14
Sovereign Issues	0	46	0	46
Australia
Corporate Bonds & Notes	0	739	0	739
Non-Agency Mortgage-Backed Securities	0	497	0	497
Sovereign Issues	0	9,330	0	9,330
Brazil
Corporate Bonds & Notes	0	1,460	0	1,460
Canada
Corporate Bonds & Notes	0	1,259	0	1,259
Non-Agency Mortgage-Backed Securities	0	173	0	173
Sovereign Issues	0	504	0	504
Cayman Islands
Asset-Backed Securities	0	3,770	0	3,770
Corporate Bonds & Notes	0	4,079	0	4,079
China
Corporate Bonds & Notes	0	505	0	505
Sovereign Issues	0	8,062	0	8,062
Denmark
Corporate Bonds & Notes	0	9,965	0	9,965
France
Corporate Bonds & Notes	0	1,074	0	1,074
Sovereign Issues	0	16,644	0	16,644
Germany
Corporate Bonds & Notes	0	3,863	0	3,863
Guernsey, Channel Islands
Corporate Bonds & Notes	0	646	0	646
India
Corporate Bonds & Notes	0	283	0	283
Sovereign Issues	0	299	0	299
Ireland
Asset-Backed Securities	0	2,361	0	2,361
Israel
Sovereign Issues	0	1,149	0	1,149
Italy
Corporate Bonds & Notes	0	2,954	0	2,954
Sovereign Issues	0	5,463	0	5,463
Japan
Corporate Bonds & Notes	0	1,771	0	1,771
Sovereign Issues	0	6,616	0	6,616
Lithuania
Sovereign Issues	0	103	0	103
Luxembourg
Corporate Bonds & Notes	0	1,185	0	1,185

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Malaysia
Corporate Bonds & Notes	$0	$224	$0	$224
Multinational
Corporate Bonds & Notes	0	842	0	842
Netherlands
Asset-Backed Securities	0	1,603	0	1,603
Corporate Bonds & Notes	0	2,828	0	2,828
Preferred Securities	0	140	0	140
New Zealand
Sovereign Issues	0	2,291	0	2,291
Peru
Sovereign Issues	0	3,923	0	3,923
Qatar
Sovereign Issues	0	3,695	0	3,695
Saudi Arabia
Corporate Bonds & Notes	0	205	0	205
Sovereign Issues	0	2,792	0	2,792
Singapore
Corporate Bonds & Notes	0	926	0	926
Slovenia
Sovereign Issues	0	1,823	0	1,823
Spain
Preferred Securities	0	485	0	485
Sovereign Issues	0	10,641	0	10,641
Switzerland
Corporate Bonds & Notes	0	2,025	0	2,025
United Arab Emirates
Corporate Bonds & Notes	0	414	0	414
Sovereign Issues	0	2,360	0	2,360
United Kingdom
Corporate Bonds & Notes	0	13,921	0	13,921
Non-Agency Mortgage-Backed Securities	0	10,427	0	10,427
Preferred Securities	0	234	0	234
Sovereign Issues	0	372	0	372
United States
Asset-Backed Securities	0	15,724	0	15,724
Corporate Bonds & Notes	0	15,462	0	15,462
Loan Participations and Assignments	0	1,516	0	1,516
Municipal Bonds & Notes	0	653	0	653
Non-Agency Mortgage-Backed Securities	0	18,536	0	18,536
Preferred Securities	0	881	0	881
U.S. Government Agencies	0	103,349	0	103,349
U.S. Treasury Obligations	0	15,238	0	15,238
Short-Term Instruments
Repurchase Agreements	0	1,866	0	1,866

	$0	$320,210	$0	$320,210

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	117

Schedule of Investments PIMCO Global Bond Opportunities Fund (Unhedged) (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$406	$0	$0	$406

Total Investments	$406	$320,210	$0	$320,616

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(1,170)	$0	$(1,170)
United Kingdom
Sovereign Issues	0	(1,297)	0	(1,297)
United States
U.S. Government Agencies	0	(16,137)	0	(16,137)

	$0	$(18,604)	$0	$(18,604)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$350	$103	$0	$453
Over the counter	0	2,108	0	2,108

	$350	$2,211	$0	$2,561

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(232)	(151)	0	(383)
Over the counter	(1)	(3,053)	(4)	(3,058)

	$(233)	$(3,204)	$(4)	$(3,441)

Total Financial Derivative Instruments	$117	$(993)	$(4)	$(880)

Totals	$523	$300,613	$(4)	$301,132

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

118	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 153.0%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	6,720	$43

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		13,660	92

Total Argentina (Cost $852)			135

AUSTRALIA 5.1%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.735% due 07/21/2026	AUD	397	284

CORPORATE BONDS & NOTES 0.1%

Boral Finance Pty. Ltd.
3.000% due 11/01/2022		$400	409

Woolworths Group Ltd.
4.550% due 04/12/2021		300	305

			714

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.2%

Liberty Funding Pty. Ltd.
1.488% due 01/25/2049 •	AUD	935	670

RESIMAC Bastille Trust
1.084% due 09/05/2057 •		$1,140	1,142

			1,812

SOVEREIGN ISSUES 4.8%

Australia Government International Bond
0.500% due 09/21/2026	AUD	30,800	22,127
1.750% due 06/21/2051		2,100	1,517
3.000% due 03/21/2047		3,400	3,150

New South Wales Treasury Corp.
2.000% due 03/20/2031		2,200	1,686
3.000% due 02/20/2030		1,200	1,003

Northern Territory Treasury Corp.
2.000% due 04/21/2031		1,100	814

Queensland Treasury Corp.
1.750% due 08/21/2031		2,000	1,492
3.500% due 08/21/2030		2,600	2,270

South Australia Government Financing Authority
2.750% due 05/24/2030		1,100	898

Treasury Corp. of Victoria
1.500% due 11/20/2030		3,100	2,277
2.500% due 10/22/2029		400	322
4.250% due 12/20/2032		1,500	1,415

Western Australian Treasury Corp.
2.750% due 07/24/2029		400	329

			39,300

Total Australia (Cost $40,681)			42,110

AUSTRIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	400	502

Total Austria (Cost $470)			502

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BRAZIL 0.7%

CORPORATE BONDS & NOTES 0.7%

Petrobras Global Finance BV
5.093% due 01/15/2030		$5,147	$5,415

Total Brazil (Cost $5,334)			5,415

CANADA 0.7%

CORPORATE BONDS & NOTES 0.5%

Enbridge, Inc.
0.770% (US0003M + 0.500%) due 02/18/2022 ~		$2,500	2,499

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,100	1,341

			3,840

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.1%

Real Estate Asset Liquidity Trust
3.072% due 08/12/2053	CAD	675	519

SOVEREIGN ISSUES 0.1%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		475	504

Total Canada (Cost $4,775)			4,863

CAYMAN ISLANDS 4.8%

ASSET-BACKED SECURITIES 1.9%

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		$571	568

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		499	499

Gallatin CLO Ltd.
1.321% due 01/21/2028 •		1,188	1,180

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		256	256
1.493% due 01/17/2027 •		1,585	1,584

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		221	220

OCP CLO Ltd.
1.123% due 04/17/2027 •		429	429

Palmer Square Loan Funding Ltd.
2.005% due 07/20/2028 •		2,200	2,203

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		2,100	2,099

Symphony CLO Ltd.
1.218% due 07/14/2026 •		2,209	2,198

Telos CLO Ltd.
1.543% due 01/17/2027 •		1,504	1,500

THL Credit Wind River CLO Ltd.
1.155% due 01/15/2026 •		467	465

Venture CLO Ltd.
1.155% due 04/15/2027 •		384	380

WhiteHorse Ltd.
1.203% due 04/17/2027 •		174	174

Zais CLO Ltd.
1.425% due 04/15/2028 •		2,015	2,014

			15,769

CORPORATE BONDS & NOTES 2.9%

Avolon Holdings Funding Ltd.
5.125% due 10/01/2023		400	402

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		600	627

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		200	205
7.125% due 04/25/2022		300	314

KSA Sukuk Ltd.
4.303% due 01/19/2029		5,500	6,394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Park Aerospace Holdings Ltd.
4.500% due 03/15/2023		$500	$496
5.250% due 08/15/2022		1,500	1,507

QNB Finance Ltd.
1.308% (SOFRRATE + 1.225%) due 02/12/2022 ~		1,300	1,303
1.606% (US0003M + 1.350%) due 05/31/2021 ~		7,800	7,832

Sands China Ltd.
4.600% due 08/08/2023		300	321
5.125% due 08/08/2025		400	438
5.400% due 08/08/2028		800	893

Sunac China Holdings Ltd.
7.875% due 02/15/2022		400	405

Tencent Holdings Ltd.
2.390% due 06/03/2030		2,200	2,239
3.595% due 01/19/2028		300	331

			23,707

Total Cayman Islands (Cost $38,540)			39,476

CHINA 4.4%

CORPORATE BONDS & NOTES 0.3%

Industrial & Commercial Bank of China Ltd.
0.977% (US0003M + 0.750%) due 12/21/2021 ~		700	700

Sinopec Group Overseas Development Ltd.
3.900% due 05/17/2022		1,800	1,882

			2,582

SOVEREIGN ISSUES 4.1%

China Development Bank
3.050% due 08/25/2026	CNY	6,000	853
3.480% due 01/08/2029		11,000	1,582
3.800% due 01/25/2036		6,000	863
4.040% due 04/10/2027		93,400	14,025
4.240% due 08/24/2027		109,000	16,596

			33,919

Total China (Cost $35,705)			36,501

CYPRUS 0.1%

SOVEREIGN ISSUES 0.1%

Cyprus Government International Bond
1.250% due 01/21/2040	EUR	900	1,079

Total Cyprus (Cost $1,042)			1,079

DENMARK 4.5%

CORPORATE BONDS & NOTES 4.5%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	41,911	6,611
1.500% due 10/01/2050		15,504	2,501

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		37,774	5,956
1.500% due 10/01/2050		2,875	464

Nykredit Realkredit A/S
1.000% due 10/01/2050		121,250	19,144
1.500% due 10/01/2050		15,930	2,570

Total Denmark (Cost $34,741)			37,246

FRANCE 4.1%

CORPORATE BONDS & NOTES 0.3%

BNP Paribas S.A.
1.904% due 09/30/2028 •		$2,600	2,592

SOVEREIGN ISSUES 3.8%

France Government International Bond
1.500% due 05/25/2050 (k)	EUR	9,900	15,236
2.000% due 05/25/2048 (k)		6,800	11,476

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	119

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.250% due 05/25/2045 (k)	EUR	2,100	$4,208

			30,920

Total France (Cost $25,943)			33,512

GERMANY 1.8%

CORPORATE BONDS & NOTES 1.8%

Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~		900	1,055
1.625% due 02/12/2021		900	1,061
1.750% due 01/17/2028		600	709
2.625% due 02/12/2026		1,600	1,974
3.547% due 09/18/2031 •		$1,400	1,410
3.961% due 11/26/2025 •		1,900	2,022
4.250% due 02/04/2021		500	505

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)	EUR	300	353

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,100	1,164

IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (b)		300	321

Landwirtschaftliche Rentenbank
4.250% due 01/24/2023	AUD	300	234
5.375% due 04/23/2024	NZD	1,400	1,091
5.500% due 03/29/2022	AUD	1,100	850

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,279

Volkswagen Financial Services AG
0.750% due 10/14/2021		700	828

Total Germany (Cost $14,629)			14,856

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,000	1,077

Total Guernsey, Channel Islands (Cost $999)			1,077

INDIA 0.3%

CORPORATE BONDS & NOTES 0.2%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		1,000	943

State Bank of India
4.000% due 01/24/2022		300	309

			1,252

SOVEREIGN ISSUES 0.1%

Export-Import Bank of India
1.253% (US0003M + 1.020%) due 03/28/2022 ~(i)		700	698

Total India (Cost $2,007)			1,950

INDONESIA 0.0%

SOVEREIGN ISSUES 0.0%

Indonesia Government International Bond
4.200% due 10/15/2050		300	348

Total Indonesia (Cost $361)			348

IRELAND 1.8%

ASSET-BACKED SECURITIES 1.1%

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •	EUR	600	703

Dorchester Park CLO DAC
1.172% due 04/20/2028 •		$2,059	2,053

Man GLG Euro CLO DAC
0.870% due 01/15/2030 •	EUR	1,400	1,634

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Marlay Park CLO DAC
0.740% due 10/15/2030 •	EUR	2,000	$2,332

Toro European CLO DAC
0.900% due 10/15/2030 •		2,100	2,459

			9,181

CORPORATE BONDS & NOTES 0.7%

AerCap Ireland Capital DAC
4.450% due 12/16/2021		$800	817
4.500% due 05/15/2021		1,100	1,121
5.000% due 10/01/2021		600	619

AIB Group PLC
4.750% due 10/12/2023		300	326

German Postal Pensions Securitisation PLC
4.375% due 01/18/2022	EUR	2,000	2,492

SumitG Guaranteed Secured Obligation Issuer DAC
2.251% due 11/02/2020		$700	701

			6,076

Total Ireland (Cost $15,440)			15,257

ISRAEL 0.5%

SOVEREIGN ISSUES 0.5%

Israel Government Bond - Fixed
2.000% due 03/31/2027	ILS	5,200	1,669

Israel Government International Bond
3.800% due 05/13/2060		$1,700	2,031
4.125% due 01/17/2048		400	508

Total Israel (Cost $3,856)			4,208

ITALY 1.6%

CORPORATE BONDS & NOTES 1.5%

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	3,000	3,541
1.247% due 10/25/2021 •		3,100	3,658

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		1,400	1,707
2.625% due 04/28/2025		800	931

UniCredit SpA
7.830% due 12/04/2023		$1,900	2,228

			12,065

SOVEREIGN ISSUES 0.1%

Italy Government International Bond
6.000% due 08/04/2028	GBP	600	983

Total Italy (Cost $12,202)			13,048

JAPAN 4.7%

CORPORATE BONDS & NOTES 0.7%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,200	1,215
2.362% due 05/28/2021		200	202

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		300	365

Mizuho Financial Group, Inc.
0.880% (US0003M + 0.630%) due 05/25/2024 ~		2,500	2,500

ORIX Corp.
3.250% due 12/04/2024		300	326

Takeda Pharmaceutical Co. Ltd.
1.125% due 11/21/2022	EUR	800	959

Toyota Tsusho Corp.
3.625% due 09/13/2023		$400	431

			5,998

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 4.0%

Development Bank of Japan, Inc.
1.750% due 08/28/2024		$2,200	$2,307

Japan Finance Organization for Municipalities
0.625% due 09/02/2025		4,300	4,293

Japan Government International Bond
0.100% due 03/10/2028	JPY	797,063	7,550
0.500% due 03/20/2049		977,000	9,105
0.700% due 12/20/2048		247,000	2,425
1.700% due 09/20/2032		400,000	4,502

Tokyo Metropolitan Government
0.750% due 07/16/2025		$1,200	1,201
2.000% due 05/17/2021		1,400	1,412

			32,795

Total Japan (Cost $37,640)			38,793

JERSEY, CHANNEL ISLANDS 0.0%

CORPORATE BONDS & NOTES 0.0%

AA Bond Co. Ltd.
2.750% due 07/31/2043	GBP	200	253

Total Jersey, Channel Islands (Cost $249)			253

KUWAIT 0.7%

SOVEREIGN ISSUES 0.7%

Kuwait International Government Bond
3.500% due 03/20/2027		$5,400	6,089

Total Kuwait (Cost $5,378)			6,089

LITHUANIA 0.0%

SOVEREIGN ISSUES 0.0%

Lithuania Government International Bond
6.125% due 03/09/2021		300	308

Total Lithuania (Cost $303)			308

LUXEMBOURG 0.4%

CORPORATE BONDS & NOTES 0.4%

Emerald Bay S.A.
0.000% due 10/08/2020 (c)	EUR	572	668

Medtronic Global Holdings S.C.A.
0.000% due 12/02/2022 (c)		2,300	2,702

Sberbank of Russia Via SB Capital S.A.
5.125% due 10/29/2022		$200	210

Total Luxembourg (Cost $3,500)			3,580

MALAYSIA 0.2%

CORPORATE BONDS & NOTES 0.2%

Petronas Capital Ltd.
3.500% due 04/21/2030		400	448
4.550% due 04/21/2050		300	384
4.800% due 04/21/2060		300	413

Total Malaysia (Cost $995)			1,245

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		500	560

Total Mexico (Cost $463)			560

MULTINATIONAL 0.1%

CORPORATE BONDS & NOTES 0.1%

Preferred Term Securities Ltd.
0.550% (US0003M + 0.300%) due 09/22/2037 ~		816	718

Total Multinational (Cost $599)			718

120	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NETHERLANDS 2.7%

ASSET-BACKED SECURITIES 1.2%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	$934

Cairn CLO BV
0.670% due 01/31/2030 •		1,400	1,637

Dryden Euro CLO BV
0.880% due 01/15/2030 •		2,100	2,462

Jubilee CLO BV
0.316% due 12/15/2029 •		2,400	2,787

Tikehau CLO BV
0.880% due 12/07/2029 •		2,100	2,456

			10,276

CORPORATE BONDS & NOTES 1.4%

Cooperatieve Rabobank UA
1.093% (US0003M + 0.860%) due 09/26/2023 ~		$1,900	1,924
3.875% due 09/26/2023		2,400	2,627
6.625% due 06/29/2021 •(g)(h)	EUR	800	969

Enel Finance International NV
2.650% due 09/10/2024		$1,300	1,380

ING Groep NV
1.234% (US0003M + 1.000%) due 10/02/2023 ~		800	811
4.100% due 10/02/2023		800	878

JAB Holdings BV
2.500% due 06/25/2029	EUR	200	260

JT International Financial Services BV
3.500% due 09/28/2023		$2,400	2,597

			11,446

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		300,000	420

Total Netherlands (Cost $21,224)			22,142

		PRINCIPAL AMOUNT (000S)
NEW ZEALAND 1.2%

SOVEREIGN ISSUES 1.2%

New Zealand Government International Bond
2.750% due 04/15/2037	NZD	4,300	3,653
4.500% due 04/15/2027		7,200	6,103

Total New Zealand (Cost $9,436)			9,756

NORWAY 0.0%

CORPORATE BONDS & NOTES 0.0%

Sparebanken Soer Boligkreditt A/S
0.250% due 03/22/2021	EUR	100	118

Total Norway (Cost $115)			118

PERU 2.0%

SOVEREIGN ISSUES 2.0%

Peru Government International Bond
5.350% due 08/12/2040	PEN	1,600	441
5.940% due 02/12/2029		20,700	6,753
6.350% due 08/12/2028		27,300	9,140

Total Peru (Cost $15,170)			16,334

QATAR 2.3%

SOVEREIGN ISSUES 2.3%

Qatar Government International Bond
3.375% due 03/14/2024		$1,200	1,295

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.750% due 04/16/2030		$700	$812
3.875% due 04/23/2023		6,000	6,452
4.000% due 03/14/2029		4,000	4,685
4.400% due 04/16/2050		1,100	1,419
4.500% due 04/23/2028		3,000	3,594
4.817% due 03/14/2049		600	810

Total Qatar (Cost $16,725)			19,067

SAUDI ARABIA 0.4%

SOVEREIGN ISSUES 0.4%

Saudi Government International Bond
2.900% due 10/22/2025		900	963
3.625% due 03/04/2028		1,100	1,221
4.375% due 04/16/2029		800	938

Total Saudi Arabia (Cost $2,852)			3,122

SINGAPORE 0.2%

CORPORATE BONDS & NOTES 0.2%

BOC Aviation Ltd.
2.750% due 09/18/2022		400	408
3.500% due 09/18/2027		400	426

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		1,100	1,101

Total Singapore (Cost $1,899)			1,935

SLOVENIA 0.3%

SOVEREIGN ISSUES 0.3%

Slovenia Government International Bond
5.250% due 02/18/2024		2,210	2,544

Total Slovenia (Cost $2,279)			2,544

SOUTH AFRICA 0.0%

SOVEREIGN ISSUES 0.0%

South Africa Government International Bond
4.850% due 09/30/2029		200	191

Total South Africa (Cost $200)			191

SOUTH KOREA 0.1%

CORPORATE BONDS & NOTES 0.1%

Kookmin Bank
2.125% due 10/21/2020		700	701

SOVEREIGN ISSUES 0.0%

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		300	326

Total South Korea (Cost $999)			1,027

SPAIN 6.0%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	2,200	2,547

		SHARES
PREFERRED SECURITIES 0.1%

Banco Santander S.A.
6.250% due 09/11/2021 •(g)(h)		600,000	704

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 5.6%

Autonomous Community of Catalonia
4.220% due 04/26/2035		300	454
4.900% due 09/15/2021		1,800	2,204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spain Government International Bond
0.250% due 07/30/2024 (k)		2,200	$2,641
1.250% due 10/31/2030 (k)		10,000	12,892
1.400% due 07/30/2028		9,300	12,081
1.450% due 04/30/2029 (k)		8,452	11,049
1.850% due 07/30/2035 (k)		3,200	4,440

			45,761

Total Spain (Cost $44,939)			49,012

SWITZERLAND 1.2%

CORPORATE BONDS & NOTES 1.2%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$3,000	3,408

UBS AG
4.750% due 02/12/2026 •(h)	EUR	1,500	1,782
7.625% due 08/17/2022 (h)		$1,300	1,448

UBS Group AG
3.126% due 08/13/2030 •		2,700	2,999

Total Switzerland (Cost $8,860)			9,637

UNITED ARAB EMIRATES 0.3%

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		1,500	1,670
3.875% due 04/16/2050		500	612

Total United Arab Emirates (Cost $1,975)			2,282

UNITED KINGDOM 13.6%

CORPORATE BONDS & NOTES 7.7%

Barclays Bank PLC
7.625% due 11/21/2022 (h)		4,800	5,281
10.000% due 05/21/2021	GBP	700	953

Barclays PLC
3.650% due 03/16/2025		$1,900	2,053
4.338% due 05/16/2024 •		1,500	1,611
4.375% due 01/12/2026		1,000	1,121
4.836% due 05/09/2028		500	537
6.375% due 12/15/2025 •(g)(h)	GBP	600	769
7.250% due 03/15/2023 •(g)(h)		600	792
8.000% due 12/15/2020 •(g)(h)	EUR	500	593
8.000% due 06/15/2024 •(g)(h)		$900	959

FCE Bank PLC
0.869% due 09/13/2021	EUR	500	576
1.660% due 02/11/2021		300	350

Frontier Finance PLC
8.000% due 03/23/2022	GBP	1,950	2,602

HSBC Holdings PLC
1.629% (US0003M + 1.380%) due 09/12/2026 ~		$2,200	2,181
3.973% due 05/22/2030 •		1,900	2,129
4.041% due 03/13/2028 •		900	995
4.292% due 09/12/2026 •		2,200	2,453
6.500% due 03/23/2028 •(g)(h)		700	744
6.750% due 09/11/2028	GBP	1,000	1,681

Lloyds Bank Corporate Markets PLC
1.750% due 07/11/2024		1,200	1,586

Lloyds Bank PLC
4.875% due 03/30/2027		800	1,312
5.125% due 03/07/2025		1,600	2,489

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	400	528
4.375% due 03/22/2028		$200	232
4.582% due 12/10/2025		1,300	1,432
4.650% due 03/24/2026		1,100	1,227
7.500% due 06/27/2024 •(g)(h)		200	210

Nationwide Building Society
1.700% due 02/13/2023		2,500	2,575
2.000% due 01/27/2023		1,900	1,956
3.622% due 04/26/2023 •		500	520
3.766% due 03/08/2024 •		800	851

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	121

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		$2,000	$2,009
3.498% due 05/15/2023 •		1,900	1,968
3.875% due 09/12/2023		500	537
4.269% due 03/22/2025 •		200	217
5.076% due 01/27/2030 •		1,700	2,027
6.000% due 12/29/2025 •(g)(h)		1,300	1,326
8.625% due 08/15/2021 •(g)(h)		2,300	2,363

RAC Bond Co. PLC
4.870% due 05/06/2046	GBP	300	394

Reckitt Benckiser Treasury Services PLC
0.783% (US0003M + 0.560%) due 06/24/2022 ~		$700	703

Santander UK Group Holdings PLC
4.750% due 09/15/2025		1,300	1,423
4.796% due 11/15/2024 •		2,100	2,314
6.750% due 06/24/2024 •(g)(h)	GBP	1,400	1,905
7.375% due 06/24/2022 •(g)(h)		800	1,078

Tesco PLC
6.125% due 02/24/2022		175	242

Tesco Property Finance PLC
5.411% due 07/13/2044		567	956

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		700	948

			63,708

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.6%

Durham Mortgages B PLC
0.668% due 03/31/2054 •		1,491	1,914

Eurohome UK Mortgages PLC
0.209% due 06/15/2044 •		1,118	1,390

Eurosail PLC
0.220% due 06/10/2044 •		14	17
1.010% due 06/13/2045 •		890	1,141

Finsbury Square PLC
1.010% due 09/12/2068 •		1,562	2,020

Harben Finance PLC
0.868% due 08/20/2056 •		1,338	1,723

Hawksmoor Mortgages
1.112% due 05/25/2053 •		3,315	4,279

Lanark Master Issuer PLC
0.891% due 12/22/2069 •		1,260	1,633

Newgate Funding PLC
1.060% due 12/15/2050 •		446	561
1.310% due 12/15/2050 •		223	271

Residential Mortgage Securities PLC
1.007% due 12/20/2046 •		663	856
1.257% due 09/20/2065 •		1,393	1,802

Resloc UK PLC
0.219% due 12/15/2043 •		1,315	1,601

Ripon Mortgages PLC
0.868% due 08/20/2056 •		11,429	14,731

Stanlington PLC
1.060% due 06/12/2046 •		2,338	3,008

Towd Point Mortgage Funding
0.965% due 07/20/2045 •		4,076	5,243

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		2,211	2,861

Twin Bridges PLC
0.840% due 09/12/2044 •		551	708

Uropa Securities PLC
0.260% due 06/10/2059 •		265	328
0.410% due 06/10/2059 •		69	80
0.610% due 06/10/2059 •		53	64
0.810% due 06/10/2059 •		57	67

			46,298

		SHARES
PREFERRED SECURITIES 0.1%

Nationwide Building Society
10.250% ~		2,750	580

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.2%

United Kingdom Gilt
0.625% due 10/22/2050	1,100	$1,365

Total United Kingdom (Cost $109,256)		111,951

UNITED STATES 84.4%

ASSET-BACKED SECURITIES 10.9%

ACE Securities Corp. Home Equity Loan Trust
1.048% due 08/25/2035 •	$1,600	1,563

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •	4	3

AMRESCO Residential Securities Corp. Mortgage Loan Trust
1.088% due 06/25/2029 •	8	7

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.508% due 10/25/2035 •	249	250
0.528% due 02/25/2036 •	1,171	1,073

Asset-Backed Securities Corp. Home Equity Loan Trust
1.277% due 09/15/2033 •	2,896	2,882

Bayview Opportunity Master Fund Trust
3.475% due 06/28/2034 þ	856	859

Bear Stearns Asset-Backed Securities Trust
0.808% due 10/25/2032 •	1	1

Citigroup Mortgage Loan Trust
0.308% due 12/25/2036 •	544	382
0.328% due 01/25/2037 •	2,338	1,961
0.408% due 03/25/2036 •	1,328	1,265

Citigroup Mortgage Loan Trust, Inc.
0.808% due 07/25/2035 •	2,400	2,287

Countrywide Asset-Backed Certificates
0.278% due 12/25/2036 ^•	812	762
0.288% due 06/25/2037 •	662	611
0.288% due 06/25/2047 ^•	648	597
0.348% due 06/25/2037 ^•	1,862	1,893
0.648% due 02/25/2036 •	1,419	1,397

Countrywide Asset-Backed Certificates Trust
0.338% due 06/25/2047 •	620	614
0.888% due 08/25/2047 •	466	454

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •	3	3

DT Auto Owner Trust
1.140% due 01/16/2024	1,737	1,744

EMC Mortgage Loan Trust
1.048% due 05/25/2043 •	7	7

First Franklin Mortgage Loan Trust
0.263% due 07/25/2036 •	1,688	1,577
1.093% due 03/25/2035 •	1,500	1,477

GSAMP Trust
0.388% due 09/25/2036 •	3,825	1,913
0.398% due 05/25/2046 •	2,147	2,012
0.408% due 02/25/2046 •	85	81
1.018% due 11/25/2034 •	482	476

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ	117	65

MASTR Asset-Backed Securities Trust
0.388% due 06/25/2036 •	3,853	2,267
0.648% due 10/25/2035 ^•	1,027	983

MASTR Specialized Loan Trust
0.518% due 01/25/2037 •	1,079	610

Merrill Lynch Mortgage Investors Trust
0.478% due 07/25/2036 •	4,609	4,214
0.868% due 05/25/2036 •	36	36

Morgan Stanley ABS Capital, Inc. Trust
0.273% due 07/25/2036 •	231	207
0.278% due 01/25/2037 •	2,101	1,284
0.288% due 05/25/2037 •	1,911	1,607
0.628% due 06/25/2036 •	1,746	1,177
1.078% due 02/25/2035 •	2,866	2,682
1.108% due 09/25/2034 •	1,892	1,833

Morgan Stanley Home Equity Loan Trust
0.378% due 04/25/2037 •	1,597	1,088

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Morgan Stanley Mortgage Loan Trust
5.919% due 09/25/2046 ^þ		$1,915	$727

Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.438% due 03/25/2036 •		1,700	1,659

NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •		1,369	1,019
0.688% due 05/25/2036 •		2,800	2,586

Renaissance Home Equity Loan Trust
5.294% due 01/25/2037 þ		549	277
5.731% due 11/25/2036 þ		1,997	1,154

Residential Asset Mortgage Products Trust
0.708% due 06/25/2032 •		3	3

Residential Asset Securities Corp. Trust
0.398% due 11/25/2036 ^•		5,465	5,005
0.943% due 01/25/2035 •		59	59

Saxon Asset Securities Trust
0.458% due 09/25/2037 •		1,815	1,759

SMB Private Education Loan Trust
0.000% due 07/15/2053 •		500	502
1.290% due 07/15/2053		1,800	1,802

Soundview Home Loan Trust
0.398% due 11/25/2036 •		2,300	2,138
0.428% due 05/25/2036 •		1,000	980
1.098% due 10/25/2037 •		1,790	1,537

Specialty Underwriting & Residential Finance Trust
0.298% due 06/25/2037 •		419	302
0.898% due 06/25/2036 •		127	127

Structured Asset Investment Loan Trust
0.321% due 07/25/2036 •		1,308	951
0.828% due 01/25/2033 •		1,030	1,016
1.048% due 09/25/2034 •		71	69

Structured Asset Securities Corp.
0.898% due 02/25/2035 •		3,410	3,281

Terwin Mortgage Trust
1.088% due 11/25/2033 •		36	35

Towd Point Mortgage Trust
1.636% due 04/25/2060 ~		2,215	2,259
2.710% due 01/25/2060 ~		2,062	2,158
2.900% due 10/25/2059 ~		9,105	9,658

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		2,400	2,564

			89,831

CORPORATE BONDS & NOTES 11.1%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	100	122
3.750% due 11/14/2023		$2,200	2,402

AIG Global Funding
2.300% due 07/01/2022		2,600	2,683

Air Lease Corp.
3.500% due 01/15/2022		2,100	2,155

American International Group, Inc.
3.900% due 04/01/2026		1,000	1,141

American Tower Corp.
2.250% due 01/15/2022		800	818

AT&T, Inc.
1.800% due 09/05/2026	EUR	1,700	2,145
2.250% due 02/01/2032		$400	401
3.100% due 02/01/2043		400	392
3.300% due 02/01/2052		400	375

Baker Hughes a GE Co. LLC
2.773% due 12/15/2022		500	523

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		1,400	1,403
1.260% (US0003M + 1.010%) due 12/15/2023 ~		800	808
4.250% due 12/15/2025		400	458
4.375% due 12/15/2028		400	470

BP Capital Markets America, Inc.
3.790% due 02/06/2024		1,300	1,426

Bristol-Myers Squibb Co.
3.250% due 08/15/2022		2,600	2,741

122	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

British Airways Pass-Through Trust
3.350% due 12/15/2030		$2,642	$2,206

Campbell Soup Co.
3.300% due 03/15/2021		300	303
3.650% due 03/15/2023		172	184

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		300	322

Charter Communications Operating LLC
3.750% due 02/15/2028		1,900	2,104
5.125% due 07/01/2049		400	464
6.384% due 10/23/2035		500	683

CNH Industrial Capital LLC
4.375% due 11/06/2020		900	903

Conagra Brands, Inc.
0.768% (US0003M + 0.500%) due 10/09/2020 ~		800	800
3.800% due 10/22/2021		1,100	1,138

CVS Health Corp.
3.350% due 03/09/2021		213	216
3.700% due 03/09/2023		777	833

D.R. Horton, Inc.
4.375% due 09/15/2022		400	425

Dell International LLC
4.420% due 06/15/2021		375	384

Discover Bank
4.650% due 09/13/2028		2,100	2,473

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~		600	602

EPR Properties
4.500% due 06/01/2027		800	738

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		400	402

Fidelity National Information Services, Inc.
0.750% due 05/21/2023	EUR	600	717

Fiserv, Inc.
3.200% due 07/01/2026		$2,300	2,558

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	100	115
0.000% due 12/01/2021 •		300	340
0.000% due 12/07/2022 •		200	221
3.200% due 01/15/2021		$500	500
3.416% (US0003M + 3.140%) due 01/07/2022 ~		500	494
4.535% due 03/06/2025	GBP	600	773

GATX Corp.
0.969% (US0003M + 0.720%) due 11/05/2021 ~		$500	499

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~		200	200
3.200% due 04/16/2021		100	102

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		100	100

GLP Capital LP
5.300% due 01/15/2029		1,400	1,563

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		1,500	1,498

Hewlett Packard Enterprise Co.
1.024% (US0003M + 0.720%) due 10/05/2021 ~		1,700	1,700

Jackson National Life Global Funding
2.375% due 09/15/2022		2,600	2,690

JPMorgan Chase & Co.
3.900% due 07/15/2025		300	340

Kilroy Realty LP
3.450% due 12/15/2024		200	211

Kinder Morgan, Inc.
5.000% due 02/15/2021		900	911

Komatsu Finance America, Inc.
2.437% due 09/11/2022		900	927

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

MassMutual Global Funding
2.250% due 07/01/2022		$2,600	$2,689

McDonald’s Corp.
0.677% (US0003M + 0.430%) due 10/28/2021 ~		200	201

Micron Technology, Inc.
4.185% due 02/15/2027		700	796

Mid-America Apartments LP
4.200% due 06/15/2028		1,000	1,163

Morgan Stanley
0.833% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	2,600	1,936

MPT Operating Partnership LP
2.550% due 12/05/2023	GBP	1,500	1,935

MUFG Union Bank N.A.
0.791% (SOFRRATE + 0.710%) due 12/09/2022 ~		$1,700	1,710

National Rural Utilities Cooperative Finance Corp.
2.300% due 09/15/2022		2,800	2,901

Navient Corp.
5.000% due 10/26/2020		300	300

Nissan Motor Acceptance Corp.
2.650% due 07/13/2022		300	303

Northwell Healthcare, Inc.
4.260% due 11/01/2047		800	919

ONEOK, Inc.
4.550% due 07/15/2028		200	212

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	97
3.500% due 06/15/2025		300	316
4.000% due 12/01/2046		100	94
4.250% due 03/15/2046		100	97
4.300% due 03/15/2045		100	98
4.550% due 07/01/2030		200	217

Reliance Standard Life Global Funding
2.625% due 07/22/2022		2,500	2,575

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		400	425

San Diego Gas & Electric Co.
3.600% due 09/01/2023		300	324

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		800	801

Southern Co.
2.950% due 07/01/2023		1,500	1,596

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		100	105

Spirit AeroSystems, Inc.
1.050% (US0003M + 0.800%) due 06/15/2021 ~		100	95
3.950% due 06/15/2023		1,200	1,069

Spirit Realty LP
4.000% due 07/15/2029		600	624

Sprint Corp.
7.250% due 09/15/2021		100	105

Sprint Spectrum Co. LLC
3.360% due 03/20/2023		150	152
4.738% due 09/20/2029		400	434

Sunoco Logistics Partners Operations LP
4.650% due 02/15/2022		700	726

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		1,300	1,300

Volkswagen Group of America Finance LLC
4.000% due 11/12/2021		2,300	2,387

Wells Fargo & Co.
1.338% due 05/04/2025 •	EUR	400	482
1.374% (US0003M + 1.110%) due 01/24/2023 ~		$1,800	1,814
1.491% (US0003M + 1.230%) due 10/31/2023 ~		2,700	2,734

Wells Fargo Bank N.A.
3.550% due 08/14/2023		2,200	2,384

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022	$2,847	$2,946

		91,164

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.3%

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~	689	663

Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~	1,246	1,221

Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~	571	554

		2,438

MUNICIPAL BONDS & NOTES 0.2%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2010
7.334% due 02/15/2028	800	1,045

Municipal Electric Authority of Georgia Revenue Bonds, (BABs), Series 2010
6.655% due 04/01/2057	392	594

		1,639

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.9%

A10 Bridge Asset Financing LLC
2.021% due 08/15/2040	2,200	2,203

American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•	147	126

American Home Mortgage Investment Trust
6.500% due 03/25/2047 þ	1,437	1,392

Banc of America Mortgage Trust
3.212% due 06/25/2035 ~	59	54

BCAP LLC Trust
2.063% due 01/26/2047 •	22	20

Bear Stearns Adjustable Rate Mortgage Trust
3.117% due 05/25/2034 ~	5	5
3.171% due 08/25/2033 ~	3	3
3.186% due 10/25/2033 ~	3	3
3.429% due 11/25/2034 ~	2	2
3.531% due 09/25/2034 ~	47	46
3.808% due 05/25/2034 ~	7	7
3.874% due 05/25/2047 ^~	112	108

Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •	29	27
3.502% due 05/25/2035 ~	7	7
3.535% due 08/25/2036 ^~	115	76
3.594% due 11/25/2035 ^~	257	233

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	53	44

Chase Mortgage Finance Trust
3.106% due 07/25/2037 ~	65	59

Chevy Chase Funding LLC Mortgage-Backed Certificates
0.298% due 01/25/2036 •	1,265	1,160

Citigroup Mortgage Loan Trust
1.662% due 08/25/2036 •	5,416	2,527
3.355% due 09/25/2037 ^~	113	109

Citigroup Mortgage Loan Trust, Inc.
3.543% due 08/25/2035 ^~	986	967

Commercial Mortgage Trust
1.482% due 01/10/2046 ~(a)	2,169	50

Countrywide Alternative Loan Trust
0.358% due 07/25/2046 ^•	1,218	1,092
0.366% due 07/20/2046 ^•	140	106
0.428% due 02/25/2037 •	185	165
0.478% due 09/25/2035 •	793	602
0.498% due 05/25/2037 ^•	102	34
2.269% due 11/25/2047 ^•	596	513
2.519% due 11/25/2035 •	26	23
3.059% due 11/25/2035 •	9	8

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	123

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.592% due 11/25/2035 ^~	$126	$108
3.839% due 02/25/2037 ^~	33	32
5.250% due 06/25/2035 ^	12	11
6.250% due 12/25/2036	2,579	1,715
6.250% due 08/25/2037 ^	23	18
6.500% due 06/25/2036 ^	48	37

Countrywide Home Loan Mortgage Pass-Through Trust
0.348% due 04/25/2046 •	241	220
0.418% due 04/25/2046 •	3,724	1,451
0.908% due 09/25/2034 •	15	15
2.982% due 04/20/2035 ~	1	1
3.020% due 08/25/2034 ^~	2	2
3.049% due 08/25/2034 ^~	10	10
6.000% due 07/25/2036	1,125	906

Countrywide Home Loan Reperforming REMIC Trust
0.488% due 06/25/2035 •	71	67

Credit Suisse First Boston Mortgage Securities Corp.
6.500% due 04/25/2033	2	2

Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.579% due 04/25/2037 ^~	155	75

DBUBS Mortgage Trust
0.345% due 11/10/2046 ~(a)	900	0
0.788% due 11/10/2046 ~(a)	200	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.288% due 07/25/2047 •	453	409

GreenPoint Mortgage Funding Trust
0.688% due 11/25/2045 •	7	6

GS Mortgage Securities Corp.
1.639% due 02/10/2046 ~(a)	2,125	66

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)	1,711	54

GSC Capital Corp. Mortgage Trust
0.328% due 05/25/2036 ^•	1,555	1,453

GSMPS Mortgage Loan Trust
0.498% due 01/25/2036 •	2,177	1,773

GSR Mortgage Loan Trust
2.904% due 06/25/2034 ~	8	8
2.930% due 03/25/2033 •	4	4
4.024% due 01/25/2035 ~	11	10

HarborView Mortgage Loan Trust
0.496% due 06/20/2035 •	17	17
1.869% due 12/19/2036 ^•	74	69

Homeward Opportunities Fund Trust
1.657% due 05/25/2065 ~	1,833	1,851

Impac CMB Trust
0.868% due 10/25/2034 •	430	406
1.148% due 07/25/2033 •	3	3

IndyMac Mortgage Loan Trust
3.177% due 09/25/2035 ^~	52	50

JPMorgan Mortgage Trust
2.999% due 11/25/2033 ~	3	3
3.089% due 10/25/2035 ~	11	11
6.000% due 06/25/2037	1,836	1,202

JPMorgan Resecuritization Trust
5.451% due 07/27/2037 ~	321	323

Lehman XS Trust
0.353% due 08/25/2046 •	1,800	1,722

Luminent Mortgage Trust
0.338% due 05/25/2046 •	1,656	1,444

Manhattan West
2.130% due 09/10/2039	2,000	2,083

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	44	2
6.000% due 02/25/2036	693	503

Merrill Lynch Mortgage Investors Trust
2.715% due 02/25/2036 ~	15	15
2.731% due 02/25/2033 ~	5	5
2.808% due 02/25/2036 ~	72	74
3.868% due 05/25/2033 ~	10	9

Morgan Stanley Mortgage Loan Trust
5.701% due 02/25/2047 þ	200	121

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	2,222	2,352

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	2,851	3,002

OBX Trust
0.798% due 06/25/2057 •	733	734

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Residential Accredit Loans, Inc. Trust
0.328% due 06/25/2046 •	$309	$107
2.029% due 10/25/2037 ~	477	433
2.519% due 08/25/2035 •	199	180
6.250% due 02/25/2037	2,063	1,999

Residential Asset Securitization Trust
0.548% due 01/25/2046 ^•	55	15
5.750% due 02/25/2036	1,046	1,015

Residential Funding Mortgage Securities, Inc. Trust
6.500% due 03/25/2032	1	1

Sequoia Mortgage Trust
0.356% due 07/20/2036 •	150	144
0.506% due 07/20/2033 •	30	29

Structured Adjustable Rate Mortgage Loan Trust
3.151% due 09/25/2035 ~	124	120
3.170% due 02/25/2034 ~	5	5
3.239% due 08/25/2035 ~	112	109
3.345% due 04/25/2034 ~	10	9

Structured Asset Mortgage Investments Trust
0.268% due 08/25/2036 •	1,426	1,300
0.358% due 05/25/2036 •	49	45
0.368% due 05/25/2036 •	107	90
0.368% due 09/25/2047 •	205	180
0.736% due 07/19/2034 •	5	5

Structured Asset Securities Corp.
0.428% due 01/25/2036 •	1,390	1,245

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	777	668

TBW Mortgage-Backed Trust
5.630% due 01/25/2037 ^þ	196	97

Thornburg Mortgage Securities Trust
1.398% due 06/25/2037 ^•	92	90
1.572% due 06/25/2037 •	155	140
1.622% due 06/25/2047 ^•	69	63
2.510% due 09/25/2037 ~	1	1

WaMu Mortgage Pass-Through Certificates Trust
0.458% due 01/25/2045 •	17	16
0.508% due 10/25/2045 •	911	892
0.728% due 07/25/2045 •	474	455
1.903% due 02/27/2034 •	12	12
3.072% due 09/25/2036 ~	197	182
3.371% due 12/25/2036 ^~	461	452
3.715% due 12/25/2035 ~	200	197
3.748% due 06/25/2033 ~	3	3

Washington Mutual Mortgage Pass-Through Certificates Trust
1.959% due 07/25/2046 ^•	41	28
6.500% due 03/25/2036	1,983	1,565

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	72	69
6.000% due 06/25/2037 ^	169	172

Wells Fargo-RBS Commercial Mortgage Trust
1.318% due 03/15/2045 ~(a)	4,564	103

		48,461

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,200,000	1,362

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,200,000	1,297

		2,659

	PRINCIPAL AMOUNT (000S)
U.S. GOVERNMENT AGENCIES 52.0%

Fannie Mae
0.548% due 06/25/2036 •	31	32
3.366% due 11/01/2034 •	28	29
3.500% due 01/01/2059	3,449	3,812
3.519% due 12/01/2034 •	13	14
4.295% due 06/01/2021	2,840	2,888
6.000% due 04/25/2043 - 07/25/2044	84	97

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 11/25/2042	84	$98

Freddie Mac
0.506% due 01/15/2038 •	438	438
0.752% due 12/15/2037 •	11	11
1.086% due 11/25/2022 ~(a)	3,007	49
2.219% due 10/25/2044 •	67	69
3.117% due 01/15/2038 ~(a)	438	25
3.500% due 07/01/2048	3,702	3,902

Ginnie Mae
1.005% due 07/20/2066 - 11/20/2066 •	4,547	4,621
2.875% due 05/20/2028 - 06/20/2030 •	15	15
3.000% due 01/20/2030 •	4	4
3.000% due 07/20/2046 - 05/20/2047	206	211
3.125% due 11/20/2026 - 12/20/2026 •	5	5
3.250% (H15T1Y + 1.500%) due 07/20/2022 - 09/20/2026 ~	7	7
6.000% due 08/20/2034	316	362

Ginnie Mae, TBA
2.000% due 12/01/2050	16,600	17,180

NCUA Guaranteed Notes
0.715% due 12/08/2020 •	509	510

Small Business Administration
5.600% due 09/01/2028	101	112

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	2,486	2,677
3.500% due 10/01/2034 - 07/01/2050	7,964	8,516
4.000% due 06/01/2048 - 06/01/2050	3,524	3,786

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	124,600	128,276
2.500% due 11/01/2050 - 12/01/2050	108,200	113,242
3.500% due 10/01/2035 - 11/01/2050	32,400	34,196
4.000% due 11/01/2050	83,700	89,356
4.500% due 10/01/2050	12,600	13,632

		428,172

U.S. TREASURY OBLIGATIONS 3.7%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022	458	465
0.250% due 02/15/2050 (k)	504	594
0.375% due 07/15/2027 (m)	3,918	4,358
0.500% due 01/15/2028 (k)(m)(o)	12,288	13,794
1.375% due 02/15/2044 (k)(o)	1,223	1,738
2.500% due 01/15/2029 (m)	2,896	3,784
3.875% due 04/15/2029 (m)(o)	2,364	3,399

U.S. Treasury Notes
1.125% due 06/30/2021 (o)	300	302
1.750% due 10/31/2020 (m)(o)	476	477
1.875% due 08/31/2022 (o)	100	103
2.000% due 11/30/2020 (m)	468	469
2.625% due 06/15/2021 (o)	600	611

		30,094

Total United States (Cost $682,481)		694,458

SHORT-TERM INSTRUMENTS 1.5%

REPURCHASE AGREEMENTS (j) 1.4%
		11,325

U.S. TREASURY BILLS 0.1%
0.084% due 10/08/2020 (c)(d)(m)	$649	649

Total Short-Term Instruments (Cost $12,057)		11,974

Total Investments in Securities (Cost $1,217,171)		1,258,679

124	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 1.3%

SHORT-TERM INSTRUMENTS 1.3%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 1.3%

PIMCO Short Asset Portfolio	54,821	$549

PIMCO Short-Term Floating NAV Portfolio III	1,053,232	10,386

Total Short-Term Instruments (Cost $10,927)		10,935

Total Investments in Affiliates (Cost $10,927)		10,935

Total Investments 154.3% (Cost $1,228,098)		$1,269,614

Financial Derivative Instruments (l)(n) 0.2% (Cost or Premiums, net $2,757)		1,534

Other Assets and Liabilities, net (54.5)%		(448,337)

Net Assets 100.0%		$822,811

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i)  RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Export-Import Bank of India	1.253%	03/28/2022	12/19/2019	$696	$698	0.08%
Morgan Stanley	0.833	02/03/2023	01/30/2020	1,971	1,936	0.24

				$2,667	$2,634	0.32%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BPS	0.730%	01/22/2020	01/20/2022	GBP	8,016	United Kingdom Gilt 1.750% due 01/22/2049	$(11,305)	$10,344	$10,396
FICC	0.000	09/30/2020	10/01/2020	$	981	U.S. Treasury Notes 2.125% due 08/15/2021	(1,001)	981	981

Total Repurchase Agreements							$(12,306)	$11,325	$11,377

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	125

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
DBL	(0.500)%	09/29/2020	11/18/2020	EUR	(15,114)	$(17,720)
	(0.480)	09/29/2020	11/18/2020		(2,343)	(2,747)
JML	(0.500)	09/28/2020	11/18/2020		(2,505)	(2,936)
	(0.490)	08/20/2020	11/19/2020		(18,247)	(21,381)
	(0.450)	09/28/2020	11/18/2020		(9,949)	(11,665)
SGY	0.150	09/28/2020	10/28/2020		$(8,356)	(8,356)

Total Reverse Repurchase Agreements						$(64,805)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.7)%
Sovereign Issues (0.7)%
Canada Government International Bond	2.750%	12/01/2048	CAD	5,100	$(5,464)	$(5,421)

United Kingdom (0.7)%
Sovereign Issues (0.7)%
United Kingdom Gilt	1.750%	01/22/2049	GBP	3,800	(5,510)	(6,160)

United States (8.2)%
U.S. Government Agencies (8.2)%
Uniform Mortgage-Backed Security, TBA	3.000%	11/01/2050	$	64,200	(67,429)	(67,272)

Total Short Sales (9.6)%					$(78,403)	$(78,853)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received(1)	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$10,396	$0	$0	$0	$10,396	$(10,203)	$193
DBL	0	(20,467)	0	0	(20,467)	20,605	138
FICC	981	0	0	0	981	(1,001)	(20)
JML	0	(35,982)	0	0	(35,982)	35,761	(221)
SGY	0	(8,356)	0	0	(8,356)	8,369	13

Master Securities Forward Transaction Agreement
RYL	0	0	0	(6,160)	(6,160)	0	(6,160)
TDM	0	0	0	(5,421)	(5,421)	(50)	(5,471)

Total Borrowings and Other Financing Transactions	$11,377	$(64,805)	$0	$(11,581)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(56,449)	$0	$(56,449)
U.S. Treasury Obligations	0	(8,356)	0	0	(8,356)

Total Borrowings	$0	$(8,356)	$(56,449)	$0	$(64,805)

Payable for reverse repurchase agreements					$(64,805)

(k)	Securities with an aggregate market value of $66,197 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(43,216) at a weighted average interest rate of (0.358%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

126	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(3)	Payable for short sales includes $68 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price		Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures	$	99.750	06/13/2022	73	$183	$17	$23
Call - CME 90-Day Eurodollar March 2022 Futures		99.750	03/14/2022	39	98	8	11
Call - MSE Canada Government 10-Year Bond December 2020 Futures	CAD	189.000	11/20/2020	308	308	3	1

Total Purchased Options						$28	$35

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	77	$8,239	$54	$0	$(10)
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	400	2	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond December 2020 Futures(1)	11/2020	409	5	(1)	0	0
Call Options Strike @ EUR 210.000 on Euro-Bund December 2020 Futures(1)	11/2020	552	6	(1)	0	0
Call Options Strike @ GBP 180.000 on United Kingdom Gilt December 2020 Futures(1)	11/2020	370	0	(5)	0	0
Call Options Strike @ GBP 185.000 on United Kingdom Gilt December 2020 Futures(1)	11/2020	100	0	(1)	0	0
Euro-Bobl December Futures	12/2020	558	88,432	225	39	(72)
Euro-BTP Italy Government Bond December Futures	12/2020	278	48,102	562	176	(166)
Euro-Buxl 30-Year Bond December Futures	12/2020	15	3,916	151	21	(20)
Japan Government 10-Year Bond December Futures	12/2020	37	53,364	107	17	0
Put Options Strike @ EUR 129.750 on Euro-Bobl November 2020 Futures(1)	10/2020	558	3	(1)	0	0
U.S. Treasury 5-Year Note December Futures	12/2020	674	84,945	106	0	(69)

				$1,196	$253	$(337)

SHORT FUTURES CONTRACTS

	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	51	$(4,285)	$(3)	$1	$0
Canada Government 10-Year Bond December Futures	12/2020	308	(35,115)	9	104	(51)
Euro-Bund 10-Year Bond December Futures	12/2020	452	(92,486)	(343)	185	(132)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	409	(80,825)	(485)	221	(149)
Euro-Schatz December Futures	12/2020	401	(52,793)	(37)	7	(2)
U.S. Treasury 10-Year Note December Futures	12/2020	147	(20,511)	23	37	0
U.S. Treasury 30-Year Bond December Futures	12/2020	8	(1,410)	(12)	8	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	7	(1,553)	24	14	0
United Kingdom Long Gilt December Futures	12/2020	515	(90,449)	89	299	(153)

				$(735)	$876	$(487)

Total Futures Contracts				$461	$1,129	$(824)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.066%	EUR	400	$(13)	$12	$(1)	$0	$0
Ford Motor Credit Co. LLC	(5.000)	Quarterly	06/20/2022	2.536	$	600	(94)	68	(26)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.037		1,600	(44)	41	(3)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.078	EUR	300	(7)	6	(1)	0	0

							$(158)	$127	$(31)	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	127

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	400	$7	$(6)	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	06/20/2024	4.761		1,000	2	(149)	(147)	0	(5)
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.709		100	3	(1)	2	0	0
Tesco PLC	1.000	Quarterly	06/20/2022	0.221		200	(1)	4	3	0	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.693		1,000	(33)	51	18	1	0

							$(22)	$(101)	$(123)	$1	$(5)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	7,728	$(340)	$(48)	$(388)	$0	$(9)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		4,100	(175)	0	(175)	6	(1)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		48,400	482	224	706	0	(116)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		31,100	1	22	23	0	(41)
iTraxx Europe Main 32 10-Year Index	(1.000)	Quarterly	12/20/2029	EUR	2,700	(47)	53	6	0	(2)
iTraxx Europe Main 33 10-Year Index	(1.000)	Quarterly	06/20/2030		5,200	(42)	54	12	0	(7)

						$(121)	$305	$184	$6	$(176)

INTEREST RATE SWAPS - BASIS SWAPS

		Payment Frequency	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
Pay Floating Rate Index	Receive Floating Rate Index							Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$238,900	$(2)	$(42)	$(44)	$0	$(5)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022	48,300	0	(4)	(4)	0	(2)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022	9,100	0	0	0	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022	6,900	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022	34,300	3	(7)	(4)	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023	32,200	0	14	14	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024	7,300	0	7	7	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024	53,800	12	24	36	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024	22,600	0	7	7	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024	17,200	0	7	7	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029	5,700	0	10	10	0	0

					$13	$18	$31	$3	$(9)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	12/16/2022	GBP	40,500	$345	$(9)	$336	$0	$(17)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		2,200	58	16	74	0	(3)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		47,700	2,097	65	2,162	0	(130)
Receive(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		600	(70)	25	(45)	5	0
Receive	1-Year BRL-CDI	6.295	Maturity	01/02/2025	BRL	2,400	0	(7)	(7)	0	(2)
Pay	3-Month CAD-Bank Bill	2.250	Semi-Annual	06/19/2021	CAD	5,100	23	44	67	0	0
Pay	3-Month CAD-Bank Bill	1.220	Semi-Annual	03/03/2025		5,700	0	97	97	0	(2)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		5,400	(44)	200	156	0	(2)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		16,800	4	838	842	0	(11)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		24,600	376	1,168	1,544	0	(17)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		15,400	(311)	845	534	0	(12)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		1,700	42	360	402	0	(4)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,700	0	541	541	0	(6)
Pay	3-Month CAD-Bank Bill	2.200	Semi-Annual	12/18/2049		2,700	57	320	377	0	(6)
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	9,800	28	26	54	0	(2)
Receive	3-Month NZD-BBR	0.501	Semi-Annual	04/15/2027	NZD	7,900	0	(91)	(91)	13	0
Receive	3-Month NZD-BBR	0.870	Semi-Annual	04/15/2037		4,200	(2)	(11)	(13)	18	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021	$	20,000	73	(471)	(398)	0	(1)
Receive	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2021		48,500	(677)	(1,019)	(1,696)	0	(3)
Pay(7)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		8,400	88	0	88	0	(1)
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		20,450	0	(655)	(655)	3	0

128	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	1.750%	Semi-Annual	12/21/2023	$	29,800	$617	$(2,201)	$(1,584)	$8	$0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		16,900	0	(508)	(508)	11	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		20,050	0	(573)	(573)	13	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		8,600	0	(271)	(271)	4	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		82,700	8,145	88	8,233	0	(41)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		15,900	(659)	(80)	(739)	12	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		44,700	(1,443)	57	(1,386)	46	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2026		6,700	(191)	(858)	(1,049)	10	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		31,800	(254)	(46)	(300)	0	(67)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		17,000	(984)	42	(942)	46	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		58,600	(1,756)	310	(1,446)	172	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		4,800	(854)	379	(475)	65	0
Receive (7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		800	(79)	57	(22)	11	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		200	(25)	19	(6)	3	0
Pay	6-Month CHF-LIBOR	0.620	Annual	03/18/2025	CHF	8,050	46	(72)	(26)	0	(1)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026		1,600	(16)	77	61	0	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	242,600	(386)	(701)	(1,087)	0	(8)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		99,300	820	790	1,610	2	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		6,900	229	389	618	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		86,200	3,631	1,275	4,906	0	(9)
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		21,200	(4,054)	(732)	(4,786)	21	0
Receive	6-Month GBP-LIBOR	0.500	Semi-Annual	06/17/2050	GBP	4,400	79	17	96	25	0
Receive	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	6,210,000	(629)	(472)	(1,101)	0	(32)
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,830,000	33	(680)	(647)	0	(20)
Receive	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		410,000	(28)	(169)	(197)	0	(9)
Receive	6-Month NOK-NIBOR	1.993	Annual	11/12/2024	NOK	8,900	(5)	(66)	(71)	0	0
Receive	6-Month NOK-NIBOR	1.635	Annual	03/18/2025		13,300	0	(79)	(79)	0	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	9,600	0	(57)	(57)	0	(7)
Receive	UKRPI	3.258	Maturity	02/15/2025		6,900	0	(42)	(42)	0	(5)
Receive	UKRPI	3.262	Maturity	02/15/2025		4,400	0	(28)	(28)	0	(3)
Pay	UKRPI	3.386	Maturity	01/15/2030		1,400	0	1	1	0	(4)
Pay	UKRPI	3.436	Maturity	02/15/2030		800	0	4	4	0	(5)
Pay	UKRPI	3.450	Maturity	02/15/2030		6,200	3	40	43	0	(18)
Pay	UKRPI	3.453	Maturity	02/15/2030		9,400	0	70	70	0	0

							$4,327	$(1,738)	$2,589	$488	$(448)

Total Swap Agreements							$4,039	$(1,389)	$2,650	$498	$(638)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability(8)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$35	$1,129	$498	$1,662	$0	$(824)	$(651)	$(1,475)

(m)

Securities with an aggregate market value of $17,709 and cash of $4,009 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	129

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(8)	Unsettled variation margin liability of $(13) for closed swap agreements is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020	HKD	3,035		$391	$0	$0

BOA	10/2020	SEK	29,600		3,271	0	(34)
	10/2020		$21,138	DKK	135,126	143	0
	10/2020		3,680	KRW	4,294,560	3	0
	11/2020	AUD	766		$554	5	0
	11/2020		$33,385	JPY	3,560,960	397	0
	11/2020		3,272	SEK	29,600	34	0
	12/2020	CNH	316,477		$45,490	0	(953)
	12/2020	DKK	135,126		21,161	0	(141)
	12/2020	SGD	3,765		2,770	13	(1)
	12/2020		$1,731	KRW	2,063,006	39	0
	12/2020		6,047	SGD	8,221	0	(24)

BPS	10/2020	EUR	7,387		$8,728	80	(13)
	10/2020	JPY	717,758		6,770	0	(36)
	10/2020	TWD	82,501		2,842	0	(13)
	10/2020		$22,371	EUR	19,104	49	(22)
	10/2020		11,951	JPY	1,261,756	13	0
	11/2020	AUD	20,180		$14,486	31	0
	11/2020	CAD	2,943		2,224	13	0
	11/2020	JPY	1,261,756		11,955	0	(13)
	11/2020	NZD	34,170		22,439	0	(166)
	11/2020		$70	PLN	265	0	(2)
	12/2020	HKD	1,003		$129	0	0
	12/2020	SGD	4,500		3,271	0	(26)
	12/2020		$2,912	CNH	19,992	22	0

BRC	10/2020	MXN	37,612		$1,727	29	0
	10/2020		$788	GBP	600	0	(14)
	12/2020		15,754	CNH	107,856	74	0

CBK	10/2020	DKK	70,010		$10,601	0	(424)
	10/2020	GBP	60,325		79,741	1,900	0
	10/2020	PEN	6,632		1,872	31	0
	10/2020	RUB	225,401		3,134	236	0
	10/2020		$14,674	DKK	93,545	58	0
	10/2020		585	EUR	498	0	(2)
	10/2020		22	PEN	77	0	0
	11/2020	AUD	11,706		$8,532	147	0
	11/2020	PEN	16,718		4,733	94	0
	11/2020		$1,260	JPY	134,300	14	0
	11/2020		9,017	NZD	13,800	112	0
	12/2020	DKK	93,545		$14,690	0	(57)
	12/2020	PEN	29,634		8,339	118	0
	12/2020		$1,970	CNH	13,416	0	(2)
	12/2020	ZAR	47,800		$2,792	0	(39)

DUB	12/2020	PEN	2,584		731	14	0

GLM	10/2020	MXN	31,203		1,447	39	0
	10/2020	NOK	28,800		3,032	0	(56)
	10/2020		$3,234	TWD	93,269	0	(7)
	11/2020	RON	45		$11	0	0
	11/2020		$3,032	NOK	28,800	56	0
	12/2020	DKK	20,527		$3,230	0	(6)
	12/2020	KRW	415,507		354	0	(2)
	12/2020	TWD	192,591		6,711	14	(25)
	12/2020		$1,213	CNH	8,254	0	(2)

HUS	10/2020	GBP	830		$1,086	15	0
	10/2020	JPY	560,908		5,277	0	(41)
	10/2020	KRW	1,239,134		1,064	1	0
	10/2020	MXN	101,958		4,764	163	0
	10/2020	NOK	13,350		1,523	92	0
	10/2020	TWD	2,815		97	0	0

130	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	10/2020		$998	EUR	846	$0	$(6)
	10/2020		76,874	GBP	59,712	226	(51)
	10/2020		4,718	NOK	42,150	0	(199)
	10/2020		1,848	PEN	6,555	0	(29)
	10/2020		805	RUB	57,447	0	(66)
	11/2020	CHF	267		$294	4	0
	11/2020	GBP	58,356		75,086	0	(226)
	11/2020	PEN	4,334		1,234	32	0
	11/2020		$6,182	JPY	655,500	36	0
	12/2020	CNY	51,985		$7,419	0	(211)
	12/2020	KRW	2,063,006		1,731	0	(38)
	12/2020		$2,570	DKK	16,335	5	0
	12/2020		2,627	KRW	3,115,104	45	0
	12/2020		2,794	ZAR	47,800	37	0
	01/2021	PEN	6,555		$1,845	27	0
	03/2021		$4,688	MXN	101,958	0	(160)

JPM	10/2020	DKK	35,466		$5,403	3	(185)
	10/2020	KRW	2,090,277		1,795	2	0
	10/2020		$6,019	DKK	37,920	0	(47)
	10/2020		6,136	MXN	139,570	162	0
	10/2020		2,275	RUB	167,954	0	(115)
	11/2020	NZD	1,809		$1,209	12	0
	11/2020	RON	72		18	0	0
	12/2020	CNH	15,416		2,262	0	0
	12/2020	ILS	15,253		4,433	0	(24)

MYI	10/2020	BRL	2,596		463	1	0
	10/2020	DKK	144,042		21,785	0	(899)
	10/2020	JPY	694,436		6,549	0	(36)
	10/2020	SEK	9,255		1,067	34	0
	10/2020		$460	BRL	2,596	2	0
	10/2020		5,951	JPY	627,219	0	(4)
	10/2020		2,589	SEK	22,580	0	(68)
	11/2020	AUD	859		$605	0	(11)
	11/2020	JPY	627,219		5,953	4	0
	11/2020	NZD	986		651	0	(1)
	12/2020		$351	TWD	10,113	2	0
	06/2021		65	EUR	51	0	(5)

RYL	12/2020		2,728	CNH	18,735	21	0

SCX	10/2020	EUR	77,274		$92,477	1,877	0
	10/2020	TWD	7,953		274	0	(1)
	10/2020		$14,505	EUR	12,453	96	0
	10/2020		879	GBP	685	5	0
	10/2020		1,869	SEK	16,275	0	(52)
	11/2020	EUR	54,345		$63,770	10	0
	11/2020	JPY	2,704,200		25,475	0	(179)
	11/2020	NZD	4,271		2,872	46	0
	11/2020	RON	16		4	0	0
	11/2020		$4,853	AUD	6,621	0	(110)
	11/2020		7,441	NZD	11,177	0	(48)
	12/2020		2,628	KRW	3,093,156	25	0
	02/2021		2,709	ILS	9,301	13	0

SOG	10/2020	DKK	38,232		$5,772	0	(249)

SSB	10/2020	GBP	712		946	28	0
	10/2020		$465	BRL	2,596	0	(3)
	10/2020		1,023	GBP	770	0	(29)
	10/2020		12,530	JPY	1,319,673	0	(17)
	11/2020	BRL	2,596		$464	3	0
	11/2020	JPY	1,319,673		12,535	17	0
	12/2020		$1,227	KRW	1,461,480	27	0

TOR	10/2020	CAD	1,885		$1,441	25	0
	10/2020	JPY	635,824		5,998	0	(31)
	10/2020		$3,513	JPY	370,752	3	0
	11/2020	JPY	370,752		$3,514	0	(2)

UAG	10/2020	EUR	2,585		3,064	33	0
	10/2020	JPY	970,474		9,132	0	(69)
	10/2020		$129	GBP	100	0	0
	11/2020	AUD	30,833		$21,793	0	(294)
	11/2020		$7	RUB	504	0	0

Total Forward Foreign Currency Contracts						$6,912	$(5,586)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	131

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC CAD versus JPY	JPY	77.000	02/25/2021	8,552	$88	$91

GLM	Call - OTC USD versus SEK	SEK	11.250	10/22/2020	1,800	0	0

						$88	$91

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300%	12/21/2021	2,600	$104	$33

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,700	421	142

GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175	09/15/2021	5,300	225	63

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,800	356	114
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	3,800	149	47

							$1,255	$399

Total Purchased Options							$1,343	$490

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	1,400	$(1)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	6,400	(8)	(15)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	3,100	(5)	(4)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,800	(3)	(5)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	700	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,700	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	2,000	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,000	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	3,800	(3)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,700	(2)	(5)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	3,800	(5)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	900	(2)	(1)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	5,200	(9)	(6)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	900	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.95	11/18/2020	1,600	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	800	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	2,400	(7)	(14)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	900	0	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	900	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,800	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,800	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	700	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	700	(1)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,300	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,000	(2)	(2)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,900	(2)	(8)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	1,800	(4)	(4)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,800	(1)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,000	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,300	(2)	(5)

132	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475%	10/21/2020	1,000	$(1)	$0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,300	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,200	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,300	(6)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	4,800	(4)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	4,800	(7)	(13)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	100	0	0

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	1,700	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	1,700	(2)	(2)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,500	(3)	(2)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,500	(3)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	1,900	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,000	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	900	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,800	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,800	(3)	(5)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	400	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	1,300	(1)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	500	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	1,300	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	500	0	(1)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	4,200	(8)	(18)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	1,600	(2)	(4)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	1,500	(2)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	900	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	900	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,400	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,400	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,900	(3)	(4)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	700	(1)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,000	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	700	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,000	(5)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	2,600	(6)	(12)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	1,700	(1)	(2)

						$(183)	$(200)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,150.000	10/28/2020	4,033	$(15)	$(14)

BRC	Call - OTC CAD versus JPY	JPY	82.500	02/25/2021	8,552	(88)	(45)

GLM	Put - OTC EUR versus USD		$1.093	01/29/2021	5,953	(77)	(9)

						$(180)	$(68)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020%	12/21/2021	21,300	$(97)	$(1)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	47,400	(421)	(3)

GLM	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880	09/15/2021	44,000	(225)	(1)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	1,200	(54)	(36)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	800	(35)	(24)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	39,900	(355)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	31,500	(145)	(2)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	1,300	(44)	(39)

							$ (1,376)	$(108)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	133

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	18,250	$(19)	$(13)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	9,750	(10)	(7)

						$(29)	$(20)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	500	$(4)	$(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	1,800	(14)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	1,600	(10)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	99.219	12/07/2020	800	(6)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	1,700	(13)	(10)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.438	10/07/2020	800	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	900	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,300	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,100	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	1,900	(8)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	1,900	(8)	(2)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	500	(1)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	1,200	(2)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	2,200	(12)	(10)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,100	(5)	(11)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,000	(4)	(4)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,100	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	500	(3)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	900	(4)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	1,600	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	600	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	800	(2)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,200	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	1,400	(4)	(5)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	1,600	(4)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	400	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	1,300	(4)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	1,000	(4)	(1)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	1,000	(3)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	1,300	(3)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	800	(3)	(4)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	800	(1)	(1)

					$(155)	$(74)

Total Written Options					$(1,923)	$(470)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.052%	$	400	$(14)	$7	$0	$(7)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		3,100	(111)	59	0	(52)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,700	(67)	4	0	(63)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		1,500	(29)	(4)	0	(33)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		2,800	(97)	50	0	(47)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		3,200	(80)	5	0	(75)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		800	(28)	15	0	(13)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		2,700	(52)	(7)	0	(59)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		2,600	(91)	48	0	(43)

HUS	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		1,500	(37)	2	0	(35)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,000	(48)	1	0	(47)

								$(654)	$180	$0	$(474)

134	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$	1,300	$(31)	$15	$0	$(16)

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		900	(22)	11	0	(11)

								$(53)	$26	$0	$(27)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	7,900	$5,451	$1	$248	$249	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		7,700	5,313	(28)	272	244	0

								$(27)	$520	$493	$0

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
BOA	Pay	3-Month ILS-TELBOR	0.520%	Annual	05/14/2027	ILS	3,100	$4	$5	$9	$0

Total Swap Agreements								$(730)	$731	$502	$(501)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(9)
BOA	$634	$0	$9	$643	$(1,153)	$(58)	$(7)	$(1,218)	$(575)	$179	$(396)
BPS	208	0	0	208	(291)	(43)	(115)	(449)	(241)	(10)	(251)
BRC	103	91	0	194	(14)	(57)	(171)	(242)	(48)	76	28
CBK	2,710	0	249	2,959	(524)	0	(24)	(548)	2,411	(2,620)	(209)
DUB	14	33	0	47	0	(24)	0	(24)	23	(10)	13
FAR	0	0	0	0	0	(30)	0	(30)	(30)	0	(30)
FBF	0	142	0	142	0	(21)	0	(21)	121	0	121
GLM	109	63	244	416	(98)	(46)	0	(144)	272	0	272
GST	0	0	0	0	0	(43)	(102)	(145)	(145)	199	54
HUS	683	0	0	683	(1,027)	0	(35)	(1,062)	(379)	291	(88)
JPM	179	0	0	179	(371)	(71)	(47)	(489)	(310)	272	(38)
MYC	0	161	0	161	0	(77)	0	(77)	84	(690)	(606)
MYI	43	0	0	43	(1,024)	0	0	(1,024)	(981)	1,040	59
RYL	21	0	0	21	0	0	0	0	21	0	21
SCX	2,072	0	0	2,072	(390)	0	0	(390)	1,682	(1,610)	72
SOG	0	0	0	0	(249)	0	0	(249)	(249)	298	49
SSB	75	0	0	75	(49)	0	0	(49)	26	0	26
TOR	28	0	0	28	(33)	0	0	(33)	(5)	0	(5)
UAG	33	0	0	33	(363)	0	0	(363)	(330)	0	(330)

Total Over the Counter	$6,912	$490	$502	$7,904	$ (5,586)	$ (470)	$ (501)	$ (6,557)

(o)

Securities with an aggregate market value of $2,356 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	135

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$35	$35
Futures	0	0	0	0	1,129	1,129
Swap Agreements	0	7	0	0	491	498

	$0	$7	$0	$0	$1,655	$1,662

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$6,912	$0	$6,912
Purchased Options	0	0	0	91	399	490
Swap Agreements	0	0	0	493	9	502

	$0	$0	$0	$7,496	$408	$7,904

	$0	$7	$0	$7,496	$2,063	$9,566

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$824	$824
Swap Agreements	0	194	0	0	457	651

	$0	$194	$0	$0	$1,281	$1,475

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$5,586	$0	$5,586
Written Options	0	200	0	68	202	470
Swap Agreements	0	501	0	0	0	501

	$0	$701	$0	$5,654	$202	$6,557

	$0	$895	$0	$5,654	$1,483	$8,032

136	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(74)	$(74)
Futures	0	0	0	0	3,977	3,977
Swap Agreements	0	(859)	0	0	(1,375)	(2,234)

	$0	$(859)	$0	$0	$2,528	$1,669

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(13,872)	$0	$(13,872)
Purchased Options	0	0	0	269	(191)	78
Written Options	0	80	0	202	543	825
Swap Agreements	0	(120)	0	(248)	250	(118)

	$0	$(40)	$0	$(13,649)	$602	$(13,087)

	$0	$(899)	$0	$(13,649)	$3,130	$(11,418)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(51)	$(51)
Futures	0	0	0	0	(3,236)	(3,236)
Swap Agreements	0	2,338	0	0	5,202	7,540

	$0	$2,338	$0	$0	$1,915	$4,253

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$2,768	$0	$2,768
Purchased Options	0	0	0	(31)	151	120
Written Options	0	(16)	0	1,104	844	1,932
Swap Agreements	0	141	0	1,675	(1,801)	15

	$0	$125	$0	$5,516	$(806)	$4,835

	$0	$2,463	$0	$5,516	$1,109	$9,088

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$43	$0	$43
Sovereign Issues	0	92	0	92
Australia
Asset-Backed Securities	0	284	0	284
Corporate Bonds & Notes	0	714	0	714
Non-Agency Mortgage-Backed Securities	0	1,812	0	1,812
Sovereign Issues	0	39,300	0	39,300
Austria
Corporate Bonds & Notes	0	502	0	502
Brazil
Corporate Bonds & Notes	0	5,415	0	5,415
Canada
Corporate Bonds & Notes	0	3,840	0	3,840
Non-Agency Mortgage-Backed Securities	0	519	0	519
Sovereign Issues	0	504	0	504
Cayman Islands
Asset-Backed Securities	0	15,769	0	15,769
Corporate Bonds & Notes	0	23,707	0	23,707
China
Corporate Bonds & Notes	0	2,582	0	2,582
Sovereign Issues	0	33,919	0	33,919
Cyprus
Sovereign Issues	0	1,079	0	1,079
Denmark
Corporate Bonds & Notes	0	37,246	0	37,246

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
France
Corporate Bonds & Notes	$0	$2,592	$0	$2,592
Sovereign Issues	0	30,920	0	30,920
Germany
Corporate Bonds & Notes	0	14,856	0	14,856
Guernsey, Channel Islands
Corporate Bonds & Notes	0	1,077	0	1,077
India
Corporate Bonds & Notes	0	1,252	0	1,252
Sovereign Issues	0	698	0	698
Indonesia
Sovereign Issues	0	348	0	348
Ireland
Asset-Backed Securities	0	9,181	0	9,181
Corporate Bonds & Notes	0	6,076	0	6,076
Israel
Sovereign Issues	0	4,208	0	4,208
Italy
Corporate Bonds & Notes	0	12,065	0	12,065
Sovereign Issues	0	983	0	983
Japan
Corporate Bonds & Notes	0	5,998	0	5,998
Sovereign Issues	0	32,795	0	32,795
Jersey, Channel Islands
Corporate Bonds & Notes	0	253	0	253
Kuwait
Sovereign Issues	0	6,089	0	6,089

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	137

Schedule of Investments PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged) (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Lithuania
Sovereign Issues	$0	$308	$0	$308
Luxembourg
Corporate Bonds & Notes	0	3,580	0	3,580
Malaysia
Corporate Bonds & Notes	0	1,245	0	1,245
Mexico
Sovereign Issues	0	560	0	560
Multinational
Corporate Bonds & Notes	0	718	0	718
Netherlands
Asset-Backed Securities	0	10,276	0	10,276
Corporate Bonds & Notes	0	11,446	0	11,446
Preferred Securities	0	420	0	420
New Zealand
Sovereign Issues	0	9,756	0	9,756
Norway
Corporate Bonds & Notes	0	118	0	118
Peru
Sovereign Issues	0	16,334	0	16,334
Qatar
Sovereign Issues	0	19,067	0	19,067
Saudi Arabia
Sovereign Issues	0	3,122	0	3,122
Singapore
Corporate Bonds & Notes	0	1,935	0	1,935
Slovenia
Sovereign Issues	0	2,544	0	2,544
South Africa
Sovereign Issues	0	191	0	191
South Korea
Corporate Bonds & Notes	0	701	0	701
Sovereign Issues	0	326	0	326
Spain
Corporate Bonds & Notes	0	2,547	0	2,547
Preferred Securities	0	704	0	704
Sovereign Issues	0	45,761	0	45,761
Switzerland
Corporate Bonds & Notes	0	9,637	0	9,637
United Arab Emirates
Sovereign Issues	0	2,282	0	2,282
United Kingdom
Corporate Bonds & Notes	0	63,708	0	63,708
Non-Agency Mortgage-Backed Securities	0	46,298	0	46,298
Preferred Securities	0	580	0	580
Sovereign Issues	0	1,365	0	1,365
United States
Asset-Backed Securities	0	89,831	0	89,831
Corporate Bonds & Notes	0	91,164	0	91,164

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Loan Participations and Assignments	$0	$2,438	$0	$2,438
Municipal Bonds & Notes	0	1,639	0	1,639
Non-Agency Mortgage-Backed Securities	0	48,461	0	48,461
Preferred Securities	0	2,659	0	2,659
U.S. Government Agencies	0	428,172	0	428,172
U.S. Treasury Obligations	0	30,094	0	30,094
Short-Term Instruments
Repurchase Agreements	0	11,325	0	11,325
U.S. Treasury Bills	0	649	0	649

	$0	$1,258,679	$0	$1,258,679

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$10,935	$0	$0	$10,935

Total Investments	$10,935	$1,258,679	$0	$1,269,614

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	0	(5,421)	0	(5,421)
United Kingdom
Sovereign Issues	0	(6,160)	0	(6,160)
United States
U.S. Government Agencies	0	(67,272)	0	(67,272)

	$0	$(78,853)	$0	$(78,853)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	1,164	498	0	1,662
Over the counter	0	7,904	0	7,904

	$1,164	$8,402	$0	$9,566

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(824)	(638)	0	(1,462)
Over the counter	(3)	(6,539)	(15)	(6,557)

	$(827)	$(7,177)	$(15)	$(8,019)

Total Financial Derivative Instruments	$337	$1,225	$(15)	$1,547

Totals	$11,272	$1,181,051	$(15)	$1,192,308

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

138	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Schedule of Investments PIMCO International Bond Fund (Unhedged)

September 30, 2020 (Unaudited)

(Amounts in thousands*, except number of shares, contracts and units, if any)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 146.4%

ARGENTINA 0.0%

CORPORATE BONDS & NOTES 0.0%

YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	10,050	$64

SOVEREIGN ISSUES 0.0%

Argentina Government International Bond
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		20,340	137

Argentine Republic Government International Bond
0.125% due 07/09/2030 þ		$690	288
1.000% due 07/09/2029		15	7

Autonomous City of Buenos Aires Argentina
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	340	2

			434

Total Argentina (Cost $1,643)			498

AUSTRALIA 4.6%

ASSET-BACKED SECURITIES 0.0%

Driver Australia Trust
1.020% due 07/21/2026	AUD	609	436

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Pepper Residential Securities Trust
1.081% due 03/12/2061 •		$1,981	1,974

RESIMAC Bastille Trust
1.084% due 09/05/2057 •		2,079	2,083

			4,057

SOVEREIGN ISSUES 4.3%

Australia Government International Bond
0.500% due 09/21/2026	AUD	31,200	22,415
1.750% due 06/21/2051		3,900	2,817
3.000% due 03/21/2047		6,500	6,022

New South Wales Treasury Corp.
2.000% due 03/20/2031		2,600	1,992
3.000% due 02/20/2030		5,400	4,513

Queensland Treasury Corp.
1.750% due 08/21/2031		2,600	1,940
3.500% due 08/21/2030		6,900	6,024

South Australia Government Financing Authority
1.750% due 05/24/2032		1,900	1,397
2.750% due 05/24/2030		1,600	1,306

Treasury Corp. of Victoria
1.500% due 11/20/2030		4,100	3,011
2.500% due 10/22/2029		400	322
4.250% due 12/20/2032		2,200	2,075

Western Australian Treasury Corp.
2.750% due 07/24/2029		500	411

			54,245

Total Australia (Cost $56,250)			58,738

AUSTRIA 0.0%

CORPORATE BONDS & NOTES 0.0%

Erste Group Bank AG
8.875% due 10/15/2021 •(g)(h)	EUR	200	251

Total Austria (Cost $234)			251

BRAZIL 0.6%

CORPORATE BONDS & NOTES 0.5%

Banco Bradesco S.A.
2.850% due 01/27/2023		$2,000	2,028

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Petrobras Global Finance BV
5.093% due 01/15/2030		$3,527	$3,711
7.250% due 03/17/2044		700	799

			6,538

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		1,000	1,005

Total Brazil (Cost $7,381)			7,543

CANADA 1.5%

CORPORATE BONDS & NOTES 0.8%

Enbridge, Inc.
2.900% due 07/15/2022		$1,400	1,454

Fairfax Financial Holdings Ltd.
2.750% due 03/29/2028	EUR	1,400	1,706

HSBC Bank Canada
1.650% due 09/10/2022		$3,600	3,687
3.300% due 11/28/2021		3,000	3,102

			9,949

NON-AGENCY MORTGAGE-BACKED SECURITIES 0.3%

Real Estate Asset Liquidity Trust
2.381% due 02/12/2055 ~	CAD	1,269	960
2.867% due 02/12/2055 ~		2,400	1,825
3.072% due 08/12/2053		975	749

			3,534

SOVEREIGN ISSUES 0.4%

Canada Government Real Return Bond
1.500% due 12/01/2044 (f)		1,306	1,386

Province of Quebec
5.000% due 12/01/2038		3,200	3,577

			4,963

Total Canada (Cost $17,829)			18,446

CAYMAN ISLANDS 3.2%

ASSET-BACKED SECURITIES 2.2%

Bowman Park CLO Ltd.
1.436% due 11/23/2025 •		$644	643

Cent CLO Ltd.
1.345% due 10/15/2026 •		3,191	3,180

Dryden Senior Loan Fund
1.175% due 10/15/2027 •		2,875	2,854

Evans Grove CLO Ltd.
1.176% due 05/28/2028 •		762	757

Figueroa CLO Ltd.
1.175% due 01/15/2027 •		716	716

Jamestown CLO Ltd.
0.965% due 07/15/2026 •		378	378
1.493% due 01/17/2027 •		1,668	1,667

JMP Credit Advisors CLO Ltd.
1.123% due 01/17/2028 •		2,994	2,976

MidOcean Credit CLO
1.522% due 01/20/2029 •		3,200	3,189

Mountain View CLO Ltd.
1.075% due 10/15/2026 •		310	308
1.086% due 10/13/2027 •		2,779	2,751

SP-STATIC CLO Ltd.
1.635% due 07/22/2028 •		2,800	2,799

Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		1,554	1,551

Venture CLO Ltd.
1.155% due 04/15/2027 •		672	666

WhiteHorse Ltd.
1.203% due 04/17/2027 •		244	243

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Zais CLO Ltd.
1.425% due 04/15/2028 •		$3,114	$3,113

			27,791

CORPORATE BONDS & NOTES 1.0%

Avolon Holdings Funding Ltd.
5.500% due 01/15/2023		300	303

CIFI Holdings Group Co. Ltd.
7.625% due 02/28/2023		800	836

Country Garden Holdings Co. Ltd.
4.750% due 01/17/2023		300	308
7.125% due 04/25/2022		400	419

KSA Sukuk Ltd.
2.894% due 04/20/2022		500	516

Park Aerospace Holdings Ltd.
5.250% due 08/15/2022		1,000	1,004

QNB Finance Ltd.
1.308% (SOFRRATE + 1.225%) due 02/12/2022 ~		1,600	1,604
1.606% (US0003M + 1.350%) due 05/31/2021 ~		4,300	4,318

Sands China Ltd.
4.600% due 08/08/2023		500	534
5.125% due 08/08/2025		600	657
5.400% due 08/08/2028		1,500	1,674

Sunac China Holdings Ltd.
7.875% due 02/15/2022		300	304

Tencent Holdings Ltd.
3.595% due 01/19/2028		300	331

			12,808

Total Cayman Islands (Cost $40,397)			40,599

CHILE 0.1%

SOVEREIGN ISSUES 0.1%

Chile Government International Bond
2.450% due 01/31/2031		$1,200	1,262

Total Chile (Cost $1,199)			1,262

CHINA 10.4%

SOVEREIGN ISSUES 10.4%

China Development Bank
3.050% due 08/25/2026	CNY	53,200	7,567
3.180% due 04/05/2026		52,100	7,501
3.430% due 01/14/2027		36,000	5,238
3.500% due 08/13/2026		51,000	7,461
3.680% due 02/26/2026		247,500	36,526
3.740% due 09/10/2025		10,300	1,526
3.800% due 01/25/2036		7,000	1,007
4.040% due 04/10/2027		94,400	14,175
4.040% due 07/06/2028		37,800	5,663
4.150% due 10/26/2025		6,300	951
4.240% due 08/24/2027		162,200	24,696
4.880% due 02/09/2028		76,000	12,000

China Government Bond
2.740% due 08/04/2026		10,700	1,541
2.850% due 06/04/2027		14,400	2,068
2.950% due 06/16/2023		5,300	782
3.220% due 12/06/2025		5,300	789
3.820% due 11/02/2027		17,800	2,743

Total China (Cost $130,094)			132,234

DENMARK 4.6%

CORPORATE BONDS & NOTES 4.6%

Jyske Realkredit A/S
1.000% due 10/01/2050	DKK	126,186	19,977
1.500% due 10/01/2050		11,980	1,933

Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2050		55,463	8,768
1.500% due 10/01/2050		5,749	927

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	139

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Nykredit Realkredit A/S
1.000% due 10/01/2050	DKK	123,043	$19,376
1.500% due 10/01/2050		41,361	6,673

Total Denmark (Cost $53,713)			57,654

FRANCE 4.1%

CORPORATE BONDS & NOTES 0.7%

Altice France S.A.
7.375% due 05/01/2026		$2,200	2,308

BNP Paribas S.A.
1.904% due 09/30/2028 •		4,400	4,387
3.375% due 01/23/2026	GBP	1,200	1,705

Credit Agricole S.A.
1.284% (US0003M + 1.020%) due 04/24/2023 ~		$900	907

			9,307

SOVEREIGN ISSUES 3.4%

France Government International Bond
0.750% due 05/25/2052	EUR	3,800	4,872
1.500% due 05/25/2050 (k)		2,000	3,078
2.000% due 05/25/2048 (k)		14,500	24,471
3.250% due 05/25/2045 (k)		5,000	10,019

			42,440

Total France (Cost $39,002)			51,747

GERMANY 2.0%

CORPORATE BONDS & NOTES 2.0%

Deutsche Bank AG
1.073% (US0003M + 0.815%) due 01/22/2021 ~		$3,300	3,300
1.539% (US0003M + 1.290%) due 02/04/2021 ~		1,300	1,302
2.625% due 12/16/2024	GBP	1,400	1,835
2.625% due 02/12/2026	EUR	3,200	3,949
3.150% due 01/22/2021		$1,800	1,811
3.547% due 09/18/2031 •		400	403
3.961% due 11/26/2025 •		3,000	3,192
4.250% due 10/14/2021		5,600	5,760

Hamburg Commercial Bank AG
0.250% due 11/19/2020	EUR	300	352

IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (b)		300	353

IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (b)		$1,800	1,904

Volkswagen Bank GmbH
2.500% due 07/31/2026	EUR	1,000	1,279

Total Germany (Cost $24,868)			25,440

GUERNSEY, CHANNEL ISLANDS 0.1%

CORPORATE BONDS & NOTES 0.1%

Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023		$1,200	1,292

Total Guernsey, Channel Islands (Cost $1,199)			1,292

HONG KONG 0.1%

CORPORATE BONDS & NOTES 0.1%

Poly Real Estate Finance Ltd.
3.950% due 02/05/2023		$700	732

Total Hong Kong (Cost $689)			732

INDIA 0.1%

CORPORATE BONDS & NOTES 0.1%

Shriram Transport Finance Co. Ltd.
5.950% due 10/24/2022		$1,400	1,320

Total India (Cost $1,415)			1,320

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INDONESIA 0.1%

SOVEREIGN ISSUES 0.1%

Indonesia Government International Bond
2.625% due 06/14/2023	EUR	1,000	$1,239

Total Indonesia (Cost $1,186)			1,239

IRELAND 1.1%

ASSET-BACKED SECURITIES 1.0%

Arbour CLO DAC
0.870% due 01/15/2030 •	EUR	2,500	2,922

Black Diamond CLO Designated Activity Co.
0.650% due 10/03/2029 •		1,874	2,197

Carlyle Global Market Strategies Euro CLO DAC
0.870% due 01/18/2030 •		3,000	3,521

CVC Cordatus Loan Fund Ltd.
0.970% due 04/22/2030 •		250	293

Toro European CLO DAC
0.900% due 10/15/2030 •		3,400	3,981

			12,914

CORPORATE BONDS & NOTES 0.1%

AIB Group PLC
4.750% due 10/12/2023		$500	544

SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		700	715

			1,259

Total Ireland (Cost $13,725)			14,173

ISRAEL 1.0%

SOVEREIGN ISSUES 1.0%

Israel Government Bond - Fixed
1.000% due 04/30/2021	ILS	15,400	4,521
2.000% due 03/31/2027		13,700	4,398

Israel Government International Bond
3.250% due 01/17/2028		$200	228
3.800% due 05/13/2060		2,200	2,629
4.125% due 01/17/2048		900	1,142

Total Israel (Cost $12,344)			12,918

ITALY 3.5%

CORPORATE BONDS & NOTES 1.6%

Banca Carige SpA
1.013% (EUR003M + 1.500%) due 05/25/2022 ~	EUR	4,000	4,721
1.247% due 10/25/2021 •		4,200	4,956

Banca Monte dei Paschi di Siena SpA
0.875% due 10/08/2027		2,000	2,439
2.625% due 04/28/2025		1,000	1,165

Intesa Sanpaolo SpA
7.000% due 01/19/2021 •(g)(h)		300	356

UniCredit SpA
7.500% due 06/03/2026 •(g)(h)		900	1,145
7.830% due 12/04/2023		$2,900	3,400
9.250% due 06/03/2022 •(g)(h)	EUR	1,200	1,531

			19,713

SOVEREIGN ISSUES 1.9%

Italy Buoni Poliennali Del Tesoro
1.750% due 07/01/2024		5,000	6,227
1.800% due 03/01/2041		2,000	2,457
1.850% due 07/01/2025 (k)		9,200	11,593
2.450% due 10/01/2023		150	189
2.450% due 09/01/2050		2,700	3,681

			24,147

Total Italy (Cost $41,192)			43,860

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN 12.1%

CORPORATE BONDS & NOTES 1.2%

Central Nippon Expressway Co. Ltd.
2.091% due 09/14/2021		$1,900	$1,924
2.362% due 05/28/2021		200	202

Meiji Yasuda Life Insurance Co.
5.100% due 04/26/2048 •		500	609

Mizuho Financial Group, Inc.
1.130% (US0003M + 0.880%) due 09/11/2022 ~		4,200	4,242
1.250% (US0003M + 1.000%) due 09/11/2024 ~		800	809
3.922% due 09/11/2024 •		1,300	1,414

Nissan Motor Co. Ltd.
3.043% due 09/15/2023		800	812
3.522% due 09/17/2025		1,100	1,113
4.345% due 09/17/2027		1,000	1,005
4.810% due 09/17/2030		1,100	1,105

ORIX Corp.
3.250% due 12/04/2024		400	434

Takeda Pharmaceutical Co. Ltd.
3.175% due 07/09/2050		1,600	1,647

			15,316

SOVEREIGN ISSUES 10.9%

Japan Bank for International Cooperation
1.750% due 10/17/2024		700	734
3.375% due 10/31/2023		500	545

Japan Finance Organization for Municipalities
3.375% due 09/27/2023		1,000	1,084

Japan Government International Bond
0.100% due 03/10/2028	JPY	1,099,745	10,417
0.100% due 03/20/2030		730,000	6,991
0.500% due 09/20/2046		274,000	2,586
0.500% due 03/20/2049		1,275,000	11,882
0.700% due 12/20/2048		1,850,000	18,162
1.400% due 09/20/2034		7,100,000	78,353
1.600% due 03/20/2033		2,000	22

Tokyo Metropolitan Government
0.750% due 07/16/2025		$4,500	4,502
2.500% due 06/08/2022		2,800	2,892

			138,170

Total Japan (Cost $135,314)			153,486

KUWAIT 0.6%

SOVEREIGN ISSUES 0.6%

Kuwait International Government Bond
3.500% due 03/20/2027		$7,200	8,118

Total Kuwait (Cost $7,152)			8,118

LITHUANIA 0.2%

SOVEREIGN ISSUES 0.2%

Lithuania Government International Bond
1.100% due 04/26/2027	EUR	1,800	2,252

Total Lithuania (Cost $2,122)			2,252

LUXEMBOURG 0.3%

CORPORATE BONDS & NOTES 0.3%

Blackstone Property Partners Europe Holdings SARL
1.400% due 07/06/2022	EUR	1,000	1,189

Emerald Bay S.A.
0.000% due 10/08/2020 (c)		1,000	1,167

NORD/LB Luxembourg S.A. Covered Bond Bank
2.875% due 02/16/2021		$1,800	1,816

Total Luxembourg (Cost $4,166)			4,172

140	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MALAYSIA 0.6%

CORPORATE BONDS & NOTES 0.1%

Petronas Capital Ltd.
3.500% due 04/21/2030		$600	$672
4.550% due 04/21/2050		400	512
4.800% due 04/21/2060		400	550

			1,734

SOVEREIGN ISSUES 0.5%

Malaysia Government International Bond
3.502% due 05/31/2027	MYR	3,800	975
3.733% due 06/15/2028		1,400	364
3.882% due 03/14/2025		6,000	1,541
3.955% due 09/15/2025		1,300	337

Malaysia Government Investment Issue
3.655% due 10/15/2024		4,800	1,218
4.130% due 07/09/2029		5,000	1,334
4.369% due 10/31/2028		2,700	731

			6,500

Total Malaysia (Cost $7,522)			8,234

MEXICO 0.1%

SOVEREIGN ISSUES 0.1%

Mexico Government International Bond
5.000% due 04/27/2051		$600	672

Total Mexico (Cost $556)			672

NETHERLANDS 1.8%

ASSET-BACKED SECURITIES 0.8%

Accunia European CLO BV
0.950% due 07/15/2030 •	EUR	800	934

Babson Euro CLO BV
0.367% due 10/25/2029 •		1,002	1,166

Dryden Euro CLO BV
0.880% due 01/15/2030 •		3,000	3,516

Ozlme BV
0.820% due 01/18/2030 •		3,450	4,034

			9,650

CORPORATE BONDS & NOTES 0.9%

British Transco International Finance BV
0.000% due 11/04/2021 (c)		$2,300	2,285

Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(g)(h)	EUR	800	969

Enel Finance International NV
2.650% due 09/10/2024		$2,700	2,865
2.875% due 05/25/2022		800	826

LeasePlan Corp. NV
1.000% due 05/24/2021	EUR	1,300	1,531

NXP BV
4.625% due 06/01/2023		$2,400	2,630

Vonovia Finance BV
5.000% due 10/02/2023		500	538

			11,644

		SHARES
PREFERRED SECURITIES 0.1%

Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (e)(g)		500,000	700

Total Netherlands (Cost $20,884)			21,994

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW ZEALAND 0.2%

SOVEREIGN ISSUES 0.2%

New Zealand Government International Bond
1.500% due 05/15/2031	NZD	2,300	$1,678
1.750% due 05/15/2041		1,200	880

Total New Zealand (Cost $2,510)			2,558

NORWAY 0.1%

CORPORATE BONDS & NOTES 0.1%

DNB Boligkreditt A/S
3.250% due 06/28/2023		$1,100	1,183

Total Norway (Cost $1,099)			1,183

PANAMA 0.0%

SOVEREIGN ISSUES 0.0%

Panama Government International Bond
4.500% due 04/01/2056		$300	376

Total Panama (Cost $318)			376

PERU 1.1%

SOVEREIGN ISSUES 1.1%

Peru Government International Bond
5.350% due 08/12/2040	PEN	3,300	909
5.940% due 02/12/2029		5,000	1,631
6.350% due 08/12/2028		30,900	10,346
6.950% due 08/12/2031		4,700	1,597

Total Peru (Cost $14,195)			14,483

POLAND 0.0%

SOVEREIGN ISSUES 0.0%

Poland Government International Bond
3.250% due 07/25/2025	PLN	300	87

Total Poland (Cost $86)			87

QATAR 2.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.6%

Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		$7,000	6,995

SOVEREIGN ISSUES 1.8%

Qatar Government International Bond
3.750% due 04/16/2030		1,000	1,161
3.875% due 04/23/2023		10,400	11,184
4.000% due 03/14/2029		3,900	4,568
4.400% due 04/16/2050		500	645
4.500% due 04/23/2028		4,800	5,750

			23,308

Total Qatar (Cost $27,578)			30,303

RUSSIA 0.2%

SOVEREIGN ISSUES 0.2%

Russia Government International Bond
7.650% due 04/10/2030	RUB	172,100	2,453

Total Russia (Cost $2,677)			2,453

SAUDI ARABIA 0.9%

CORPORATE BONDS & NOTES 0.1%

Saudi Arabian Oil Co.
2.750% due 04/16/2022		$1,100	1,128

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%

Saudi Government International Bond
2.375% due 10/26/2021		$4,000	$4,073
2.900% due 10/22/2025		700	749
3.250% due 10/26/2026		1,000	1,090
4.000% due 04/17/2025		3,700	4,118

			10,030

Total Saudi Arabia (Cost $10,505)			11,158

SINGAPORE 0.4%

CORPORATE BONDS & NOTES 0.4%

BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~		$300	299
2.375% due 09/15/2021		400	403
2.750% due 09/18/2022		300	306
3.500% due 09/18/2027		600	639

DBS Bank Ltd.
3.300% due 11/27/2021		1,000	1,033

Oversea-Chinese Banking Corp. Ltd.
0.730% (US0003M + 0.450%) due 05/17/2021 ~		1,700	1,702

PSA Treasury Pte. Ltd.
2.500% due 04/12/2026		1,000	1,070

Total Singapore (Cost $5,236)			5,452

SLOVENIA 0.5%

SOVEREIGN ISSUES 0.5%

Slovenia Government International Bond
5.250% due 02/18/2024		$5,177	5,960

Total Slovenia (Cost $5,264)			5,960

SOUTH AFRICA 0.1%

SOVEREIGN ISSUES 0.1%

South Africa Government International Bond
4.850% due 09/30/2029		$1,100	1,052

Total South Africa (Cost $1,100)			1,052

SOUTH KOREA 2.2%

SOVEREIGN ISSUES 2.2%

Korea Government International Bond
2.125% due 06/10/2027	KRW	3,015,000	2,729
2.375% due 12/10/2027		3,370,000	3,099
2.375% due 12/10/2028		12,640,000	11,665
2.625% due 06/10/2028		6,030,000	5,653
5.500% due 03/10/2028		3,370,000	3,742

Korea Hydro & Nuclear Power Co. Ltd.
3.750% due 07/25/2023		$500	542

Total South Korea (Cost $27,126)			27,430

SPAIN 5.5%

CORPORATE BONDS & NOTES 0.3%

Banco Bilbao Vizcaya Argentaria S.A.
5.875% due 09/24/2023 •(g)(h)	EUR	1,200	1,389
6.000% due 03/29/2024 •(g)(h)		800	936

Banco Santander S.A.
3.848% due 04/12/2023		$600	641

Merlin Properties Socimi S.A.
2.225% due 04/25/2023	EUR	600	724

			3,690

SOVEREIGN ISSUES 5.2%

Autonomous Community of Catalonia
4.220% due 04/26/2035 (k)		500	757
4.900% due 09/15/2021		3,650	4,470

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	141

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Spain Government International Bond
0.250% due 07/30/2024	EUR	5,500	$6,601
0.750% due 07/30/2021		1,100	1,303
0.800% due 07/30/2027		1,400	1,737
1.000% due 10/31/2050		3,100	3,581
1.250% due 10/31/2030 (k)		14,400	18,564
1.400% due 07/30/2028		12,000	15,588
1.450% due 10/31/2027		1,800	2,333
1.450% due 04/30/2029		3,200	4,183
1.850% due 07/30/2035		4,500	6,244

			65,361

Total Spain (Cost $63,289)			69,051

SWITZERLAND 1.0%

CORPORATE BONDS & NOTES 1.0%

Credit Suisse AG
6.500% due 08/08/2023 (h)		$4,800	5,453

Credit Suisse Group AG
2.193% due 06/05/2026 •		2,500	2,585
3.869% due 01/12/2029 •		400	446
6.250% due 12/18/2024 •(g)(h)		200	215
7.500% due 07/17/2023 •(g)(h)		600	635

UBS AG
5.125% due 05/15/2024 (h)		2,863	3,160
7.625% due 08/17/2022 (h)		550	613

Total Switzerland (Cost $12,293)			13,107

UNITED ARAB EMIRATES 0.4%

CORPORATE BONDS & NOTES 0.1%

First Abu Dhabi Bank PJSC
3.000% due 03/30/2022		$1,600	1,654

SOVEREIGN ISSUES 0.3%

Emirate of Abu Dhabi Government International Bond
3.125% due 10/11/2027		2,300	2,560
3.125% due 04/16/2030		800	898
3.875% due 04/16/2050		700	858

			4,316

Total United Arab Emirates (Cost $5,346)			5,970

UNITED KINGDOM 13.9%

CORPORATE BONDS & NOTES 7.2%

Annington Funding PLC
1.650% due 07/12/2024	EUR	2,000	2,451

Barclays Bank PLC
7.625% due 11/21/2022 (h)		$6,400	7,042

Barclays PLC
3.250% due 02/12/2027	GBP	200	276
3.250% due 01/17/2033		700	966
3.375% due 04/02/2025 •	EUR	600	764
4.375% due 01/12/2026		$1,380	1,548
4.836% due 05/09/2028		1,100	1,182
4.972% due 05/16/2029 •		4,300	5,028
5.088% due 06/20/2030 •		1,500	1,692
7.125% due 06/15/2025 •(g)(h)	GBP	1,400	1,888
7.875% due 03/15/2022 •(g)(h)		$1,900	1,961
8.000% due 12/15/2020 •(g)(h)	EUR	600	712
8.000% due 06/15/2024 •(g)(h)		$800	852

British Telecommunications PLC
9.625% due 12/15/2030		1,200	1,924

FCE Bank PLC
1.660% due 02/11/2021	EUR	300	350

Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,850	3,803

HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		$900	897
4.041% due 03/13/2028 •		1,000	1,105
4.300% due 03/08/2026		1,340	1,513

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.750% due 07/04/2029 •(g)(h)	EUR	500	$580
4.950% due 03/31/2030		$300	362

Lloyds Bank PLC
4.875% due 03/30/2027	GBP	1,700	2,788

Lloyds Banking Group PLC
3.500% due 04/01/2026 •	EUR	1,000	1,319
4.050% due 08/16/2023		$750	814
4.375% due 03/22/2028		700	812
4.582% due 12/10/2025		2,874	3,166
4.650% due 03/24/2026		1,900	2,119
5.125% due 12/27/2024 •(g)(h)	GBP	600	748
7.875% due 06/27/2029 •(g)(h)		200	298

Nationwide Building Society
2.000% due 01/27/2023		$1,100	1,133
3.766% due 03/08/2024 •		3,000	3,190
3.960% due 07/18/2030 •		900	1,017
4.302% due 03/08/2029 •		1,900	2,148

Natwest Group PLC
1.775% (US0003M + 1.550%) due 06/25/2024 ~		1,500	1,507
2.000% due 03/08/2023 •	EUR	1,000	1,199
2.000% due 03/04/2025 •		400	488
2.500% due 03/22/2023		2,641	3,255
3.875% due 09/12/2023		$700	752
4.269% due 03/22/2025 •		3,600	3,915
5.076% due 01/27/2030 •		1,600	1,908
6.000% due 12/29/2025 •(g)(h)		1,700	1,734
8.000% due 08/10/2025 •(g)(h)		1,000	1,112
8.625% due 08/15/2021 •(g)(h)		400	411

Reckitt Benckiser Treasury Services PLC
2.375% due 06/24/2022		1,300	1,339

Santander UK Group Holdings PLC
4.796% due 11/15/2024 •		6,000	6,612
7.375% due 06/24/2022 •(g)(h)	GBP	400	539

Santander UK PLC
0.605% (SONIO/N + 0.550%) due 02/12/2027 ~		2,500	3,248

Tesco Property Finance PLC
5.411% due 07/13/2044		803	1,354
5.744% due 04/13/2040		481	826

Virgin Media Secured Finance PLC
5.000% due 04/15/2027		1,300	1,761

Vodafone Group PLC
1.261% (US0003M + 0.990%) due 01/16/2024 ~		$2,500	2,522

Yorkshire Building Society
1.250% due 06/11/2021	EUR	100	119

			91,049

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.1%

Avon Finance PLC
0.000% due 09/20/2048 •	GBP	2,400	3,090

Business Mortgage Finance PLC
2.073% due 02/15/2041 •		1,203	1,538

Durham Mortgages B PLC
0.668% due 03/31/2054 •		2,197	2,821

EuroMASTR PLC
0.260% due 06/15/2040 •		243	294

Eurosail PLC
1.010% due 06/13/2045 •		1,450	1,860

Finsbury Square PLC
0.710% due 09/12/2065 •		306	394
0.859% due 03/16/2070 •		1,527	1,966
1.010% due 09/12/2068 •		1,328	1,717
1.023% due 06/16/2069 •		4,695	6,065

Hawksmoor Mortgages
1.112% due 05/25/2053 •		4,449	5,742

Lanark Master Issuer PLC
0.891% due 12/22/2069 •		1,750	2,268

Precise Mortgage Funding PLC
0.740% due 03/12/2055 •		832	1,067

Residential Mortgage Securities PLC
0.000% due 06/20/2070 •		2,500	3,246
0.857% due 03/20/2050 •		1,925	2,481

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.007% due 12/20/2046 •	GBP	1,818	$2,348
1.257% due 09/20/2065 •		1,935	2,502

Ripon Mortgages PLC
0.868% due 08/20/2056 •		6,296	8,115

RMAC PLC
0.760% due 06/12/2046 •		3,489	4,454

RMAC Securities PLC
0.399% due 06/12/2044 •		$211	197

Towd Point Mortgage Funding
0.965% due 07/20/2045 •	GBP	5,187	6,672

Towd Point Mortgage Funding PLC
1.101% due 10/20/2051 •		3,202	4,143

Uropa Securities PLC
0.260% due 06/10/2059 •		496	613
0.410% due 06/10/2059 •		128	150
0.610% due 06/10/2059 •		100	120
0.810% due 06/10/2059 •		107	126

			63,989

		SHARES
PREFERRED SECURITIES 0.0%

Nationwide Building Society
10.250% ~		2,380	502

		PRINCIPAL AMOUNT (000S)
SOVEREIGN ISSUES 1.6%

United Kingdom Gilt
0.625% due 10/22/2050		1,400	1,737
1.750% due 01/22/2049		1,900	3,072
4.250% due 12/07/2040 (k)		4,800	10,353
4.750% due 12/07/2038 (k)		2,100	4,645

			19,807

Total United Kingdom (Cost $168,441)			175,347

UNITED STATES 64.5%

ASSET-BACKED SECURITIES 4.4%

ACE Securities Corp. Home Equity Loan Trust
0.298% due 07/25/2036 •		$2,449	1,173

Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.018% due 07/25/2034 •		459	459

Amortizing Residential Collateral Trust
0.848% due 10/25/2031 •		1	1

Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.968% due 02/25/2034 •		221	215

Bear Stearns Asset-Backed Securities Trust
0.548% due 09/25/2046 •		590	570

CIT Group Home Equity Loan Trust
0.688% due 06/25/2033 •		9	9

Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •		789	666
0.218% due 05/25/2037 •		92	74

Countrywide Asset-Backed Certificates
0.488% due 12/25/2036 ^•		53	37

Credit Suisse First Boston Mortgage Securities Corp.
0.768% due 01/25/2032 •		1	1

Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •		145	114

Fremont Home Loan Trust
0.288% due 01/25/2037 •		1,701	1,107

GSAMP Trust
0.278% due 12/25/2046 •		1,363	892
0.388% due 09/25/2036 •		1,958	979

Home Equity Asset Trust
0.748% due 11/25/2032 •		1	1

Home Equity Mortgage Trust
6.000% due 01/25/2037 ^þ		391	216

Lehman XS Trust
0.298% due 04/25/2037 ^•		64	69

142	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Merrill Lynch Mortgage Investors Trust
0.228% due 09/25/2037 •		$187	$109
0.268% due 02/25/2037 •		41	17
0.898% due 06/25/2036 •		161	160

Morgan Stanley ABS Capital, Inc. Trust
0.198% due 07/25/2036 •		60	31
0.348% due 05/25/2037 •		5,353	3,642

Morgan Stanley Home Equity Loan Trust
0.498% due 04/25/2037 •		1,331	920

Morgan Stanley Mortgage Loan Trust
0.508% due 04/25/2037 •		410	198
5.919% due 09/25/2046 ^þ		1,552	589

NovaStar Mortgage Funding Trust
0.688% due 05/25/2036 •		3,700	3,417

Option One Mortgage Loan Trust
0.368% due 04/25/2037 •		1,539	1,233

People’s Choice Home Loan Securities Trust
1.498% due 01/25/2035 •		1,244	1,221

Popular ABS Mortgage Pass-Through Trust
0.458% due 06/25/2047 ^•		1,769	1,597

Securitized Asset-Backed Receivables LLC Trust
0.198% due 12/25/2036 •		32	22
0.208% due 12/25/2036 ^•		30	10
0.278% due 05/25/2037 ^•		420	347
0.398% due 03/25/2036 •		4,295	3,237

SG Mortgage Securities Trust
0.298% due 10/25/2036 •		1,800	1,668

SMB Private Education Loan Trust
0.000% due 07/15/2053 •		800	804
1.290% due 07/15/2053		2,600	2,604

Soundview Home Loan Trust
0.208% due 11/25/2036 •		31	13
0.398% due 08/25/2037 •		3,000	2,501

Structured Asset Securities Corp. Mortgage Loan Trust
1.657% due 04/25/2035 •		108	106

Terwin Mortgage Trust
1.088% due 11/25/2033 •		58	56

Towd Point Mortgage Trust
1.148% due 05/25/2058 •		2,088	2,091
1.636% due 04/25/2060 ~		3,230	3,294
2.710% due 01/25/2060 ~		3,093	3,238
2.900% due 10/25/2059 ~		11,768	12,482

Toyota Auto Loan Extended Note Trust
2.560% due 11/25/2031		3,500	3,739

Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		45	24

			55,953

CORPORATE BONDS & NOTES 7.4%

AbbVie, Inc.
1.500% due 11/15/2023	EUR	300	367
4.875% due 02/15/2021		$700	704

American Airlines Pass-Through Trust
3.600% due 04/15/2031		803	658

American Express Co.
0.873% (US0003M + 0.620%) due 05/20/2022 ~		1,500	1,510
2.750% due 05/20/2022		1,200	1,241

Aviation Capital Group LLC
1.196% (US0003M + 0.950%) due 06/01/2021 ~		1,200	1,174
7.125% due 10/15/2020		900	902

BAT Capital Corp.
1.160% (US0003M + 0.880%) due 08/15/2022 ~		300	302

Bayer U.S. Finance LLC
0.855% (US0003M + 0.630%) due 06/25/2021 ~		700	701
1.260% (US0003M + 1.010%) due 12/15/2023 ~		1,200	1,212
3.875% due 12/15/2023		300	328
4.375% due 12/15/2028		2,500	2,938

BMW U.S. Capital LLC
2.000% due 04/11/2021		100	101

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Brixmor Operating Partnership LP
4.125% due 06/15/2026		$2,900	$3,162

Broadcom, Inc.
3.459% due 09/15/2026		504	553

Campbell Soup Co.
3.300% due 03/15/2021		500	506
3.650% due 03/15/2023		372	398

CenterPoint Energy Resources Corp.
3.550% due 04/01/2023		500	536

Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~		800	819
4.464% due 07/23/2022		600	635
5.125% due 07/01/2049		800	929

Citibank N.A.
0.853% (US0003M + 0.600%) due 05/20/2022 ~		1,800	1,805
2.844% due 05/20/2022 •		900	914

CNH Industrial Capital LLC
4.375% due 11/06/2020		800	803

Comcast Corp.
0.250% due 05/20/2027	EUR	1,200	1,411

CRH America Finance, Inc.
4.500% due 04/04/2048		$500	580

CVS Health Corp.
3.350% due 03/09/2021		213	216
3.700% due 03/09/2023		432	463

D.R. Horton, Inc.
4.375% due 09/15/2022		600	637

Daimler Finance North America LLC
0.687% (US0003M + 0.430%) due 02/12/2021 ~		2,200	2,200

Dell International LLC
4.420% due 06/15/2021		125	128

Discover Bank
3.350% due 02/06/2023		400	423

Dominion Energy Gas Holdings LLC
0.850% (US0003M + 0.600%) due 06/15/2021 ~		1,400	1,405

Emera U.S. Finance LP
2.700% due 06/15/2021		3,100	3,143

Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		300	301

Equitable Holdings, Inc.
3.900% due 04/20/2023		200	215
4.350% due 04/20/2028		1,800	2,052

Fidelity National Information Services, Inc.
0.400% due 01/15/2021	EUR	600	704

Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •		600	692
0.000% due 12/07/2022 •		100	111
3.021% due 03/06/2024		2,100	2,421
3.370% due 11/17/2023		$900	888

General Mills, Inc.
0.811% (US0003M + 0.540%) due 04/16/2021 ~		300	301
3.200% due 04/16/2021		200	203
4.000% due 04/17/2025		100	114

General Motors Financial Co., Inc.
1.118% (US0003M + 0.850%) due 04/09/2021 ~		100	100
1.818% (US0003M + 1.550%) due 01/14/2022 ~		700	704

Goldman Sachs Group, Inc.
4.223% due 05/01/2029 •		1,400	1,633

Harley-Davidson Financial Services, Inc.
1.181% (US0003M + 0.940%) due 03/02/2021 ~		1,000	999

Hewlett Packard Enterprise Co.
0.929% (US0003M + 0.680%) due 03/12/2021 ~		3,700	3,708

Kilroy Realty LP
3.450% due 12/15/2024		200	211

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Kimco Realty Corp.
3.300% due 02/01/2025		$1,200	$1,301

Kinder Morgan, Inc.
5.000% due 02/15/2021		600	608

Morgan Stanley
0.833% (CDOR03 + 0.300%) due 02/03/2023 ~(i)	CAD	8,100	6,031

NextEra Energy Capital Holdings, Inc.
0.970% (US0003M + 0.720%) due 02/25/2022 ~		$2,000	2,015

Nissan Motor Acceptance Corp.
0.770% (US0003M + 0.520%) due 03/15/2021 ~		400	398

Northwell Healthcare, Inc.
4.260% due 11/01/2047		1,195	1,373

ONEOK, Inc.
4.550% due 07/15/2028		400	424

Pacific Gas & Electric Co.
2.100% due 08/01/2027		100	97
3.150% due 01/01/2026		100	103
3.500% due 06/15/2025		400	421
4.000% due 12/01/2046		200	188
4.250% due 03/15/2046		100	97
4.550% due 07/01/2030		400	434

Penske Truck Leasing Co. LP
3.950% due 03/10/2025		3,600	4,008

Sabine Pass Liquefaction LLC
6.250% due 03/15/2022		200	212

Santander Holdings USA, Inc.
3.400% due 01/18/2023		700	733

Sempra Energy
0.700% (US0003M + 0.450%) due 03/15/2021 ~		1,200	1,202

Southern Co.
2.950% due 07/01/2023		2,900	3,085

Southern Co. Gas Capital Corp.
2.450% due 10/01/2023		300	316

Southwest Airlines Co.
4.750% due 05/04/2023		600	641

Spirit AeroSystems, Inc.
3.950% due 06/15/2023		500	445

Sprint Spectrum Co. LLC
4.738% due 09/20/2029		700	759

Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		1,800	1,800

Ventas Realty LP
3.125% due 06/15/2023		1,500	1,570

Volkswagen Group of America Finance LLC
1.197% (US0003M + 0.940%) due 11/12/2021 ~		1,900	1,910
3.350% due 05/13/2025		2,500	2,733
3.875% due 11/13/2020		1,400	1,405
4.000% due 11/12/2021		1,500	1,556

Walt Disney Co.
1.750% due 01/13/2026		500	520
2.200% due 01/13/2028		500	527
2.650% due 01/13/2031		500	540
3.500% due 05/13/2040		300	337
3.600% due 01/13/2051		400	452

Wells Fargo Bank N.A.
2.082% due 09/09/2022 •		3,600	3,652

Zimmer Biomet Holdings, Inc.
3.150% due 04/01/2022		1,600	1,656
3.550% due 04/01/2025		1,500	1,660

			94,370

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.1%

CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		1,149	1,106

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	143

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 0.0%

Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	$320	$323

NON-AGENCY MORTGAGE-BACKED SECURITIES 5.4%

Adjustable Rate Mortgage Trust
3.718% due 07/25/2035 ~	88	88
3.822% due 09/25/2035 ^~	94	88

American Home Mortgage Assets Trust
0.338% due 09/25/2046 ^•	757	735

American Home Mortgage Investment Trust
1.810% due 09/25/2045 •	65	65

Banc of America Funding Trust
3.421% due 11/20/2034 ~	360	349
3.863% due 10/20/2046 ^~	632	530
4.199% due 01/20/2047 ^~	106	103
5.500% due 09/25/2035	688	770
5.750% due 11/25/2035	336	351
6.000% due 08/25/2036 ^	101	101

Banc of America Mortgage Trust
2.743% due 07/25/2035 ~	50	43
2.987% due 09/25/2035 ^~	115	108

BCAP LLC Trust
2.063% due 01/26/2047 •	416	381
3.452% due 02/26/2036 ~	14	14
5.250% due 02/26/2036 ~	714	485

Bear Stearns Adjustable Rate Mortgage Trust
3.117% due 05/25/2034 ~	71	63
3.162% due 02/25/2036 ^~	168	166
3.186% due 10/25/2033 ~	46	46
3.239% due 11/25/2034 ~	599	497
3.682% due 02/25/2033 ~	3	3
3.808% due 05/25/2034 ~	133	127
3.885% due 02/25/2034 ~	7	7
4.085% due 05/25/2033 ~	34	33

Bear Stearns ALT-A Trust
3.191% due 11/25/2036 ^~	1,206	795
3.248% due 08/25/2036 ^~	59	43
3.535% due 08/25/2036 ^~	1,102	731
3.594% due 11/25/2035 ^~	41	37
3.622% due 11/25/2036 ^~	360	261

Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~	78	65

BellaVista Mortgage Trust
0.406% due 05/20/2045 •	21	16

Chase Mortgage Finance Trust
3.106% due 07/25/2037 ~	101	91
3.503% due 02/25/2037 ~	207	206

Citicorp Mortgage Securities Trust
6.000% due 04/25/2037 ^	65	65

Citigroup Mortgage Loan Trust
3.177% due 08/25/2035 ~	104	104

Citigroup Mortgage Loan Trust, Inc.
3.840% due 09/25/2035 •	184	191

Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
2.722% due 09/25/2035 ^~	869	798

CitiMortgage Alternative Loan Trust
0.748% due 02/25/2037 •	3,904	3,127

Commercial Mortgage Trust
0.701% due 03/10/2046 ~(a)	12,000	169
1.482% due 01/10/2046 ~(a)	8,675	200

Countrywide Alternative Loan Trust
0.308% due 02/25/2047 •	293	265
0.318% due 05/25/2047 •	268	247
0.348% due 06/25/2037 •	792	716
0.358% due 07/25/2046 ^•	40	36
0.358% due 07/25/2046 •	677	624
0.366% due 03/20/2046 •	48	41
0.398% due 09/25/2046 ^•	1,517	1,034
0.408% due 07/25/2046 ^•	754	484
0.428% due 12/25/2035 •	30	29
0.436% due 09/20/2046 •	1,170	731
0.498% due 05/25/2037 ^•	431	144

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.548% due 06/25/2036 ^•	$261	$112
0.595% due 05/25/2035 •	832	772
2.419% due 08/25/2035 •	219	210
2.519% due 11/25/2035 •	326	294
3.059% due 11/25/2035 •	232	214
5.250% due 06/25/2035 ^	137	129
6.250% due 08/25/2037 ^	414	326
6.500% due 08/25/2032	54	55

Countrywide Home Loan Mortgage Pass-Through Trust
0.488% due 03/25/2036 •	106	55
0.588% due 05/25/2035 ^•	79	61
0.728% due 04/25/2035 •	39	36
0.788% due 03/25/2035 •	703	620
0.808% due 02/25/2035 •	125	121
0.828% due 02/25/2035 •	50	47
2.195% due 02/20/2036 ^•	227	199
3.020% due 08/25/2034 ^~	27	26
3.049% due 08/25/2034 ^~	8	8
3.231% due 09/25/2047 ^~	385	358
3.365% due 04/20/2036 ^~	108	98
3.735% due 11/25/2034 ~	24	24
3.903% due 11/20/2034 ~	75	73

Credit Suisse First Boston Mortgage Securities Corp.
6.000% due 12/25/2035	180	181

Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	8	8

Credit Suisse Mortgage Capital Trust
6.500% due 07/26/2036 ^	607	263

DBUBS Mortgage Trust
0.345% due 11/10/2046 ~(a)	15,100	2
0.788% due 11/10/2046 ~(a)	3,132	0

Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
5.500% due 12/25/2035 ^	334	328

Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
0.248% due 10/25/2036 ^•	44	33
6.300% due 07/25/2036 ^þ	263	257

First Horizon Alternative Mortgage Securities Trust
2.841% due 08/25/2035 ^~	525	473

GreenPoint Mortgage Funding Trust
0.328% due 01/25/2037 •	631	582
0.348% due 12/25/2046 ^•	918	836
0.358% due 04/25/2036 •	392	374
0.588% due 06/25/2045 •	183	161
0.688% due 11/25/2045 •	51	44

GreenPoint Mortgage Funding Trust Pass-Through Certificates
3.389% due 10/25/2033 ~	23	23

GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)	65,000	783
1.639% due 02/10/2046 ~(a)	14,169	439

GS Mortgage Securities Trust
2.093% due 11/10/2045 ~(a)	17,795	562

GSR Mortgage Loan Trust
0.408% due 08/25/2046 •	608	371
2.930% due 03/25/2033 •	65	63
3.664% due 05/25/2035 ~	131	125
3.681% due 09/25/2035 ~	80	81

HarborView Mortgage Loan Trust
0.346% due 09/19/2037 •	693	647
0.466% due 11/19/2035 •	555	507
0.536% due 07/21/2036 •	119	117
0.636% due 03/19/2036 ^•	89	82
0.716% due 02/19/2036 •	318	234
0.856% due 01/19/2035 •	27	25
3.340% due 07/19/2035 ^~	3	3
3.572% due 07/19/2035 ^~	55	47

HomeBanc Mortgage Trust
0.328% due 12/25/2036 •	13	13

Impac CMB Trust
0.808% due 03/25/2035 •	18	18
0.928% due 10/25/2034 •	173	172

IndyMac Mortgage Loan Trust
0.358% due 05/25/2046 •	941	884
0.388% due 06/25/2037 •	367	353
0.398% due 02/25/2037 •	1,120	835

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.438% due 11/25/2036 ^•	$293	$265
3.233% due 08/25/2035 ~	166	152
3.530% due 11/25/2035 ^~	294	269
3.716% due 12/25/2034 ~	72	72

JPMorgan Alternative Loan Trust
0.388% due 10/25/2036 •	2,083	1,992
3.619% due 12/25/2035 ^~	1,575	1,324
5.500% due 11/25/2036 ^~	8	6

JPMorgan Chase Commercial Mortgage Securities Trust
1.105% due 12/15/2047 ~(a)	49,536	909

JPMorgan Mortgage Trust
0.448% due 10/25/2035 •	2,039	1,690
2.999% due 11/25/2033 ~	40	40
3.132% due 10/25/2035 ~	93	94
3.150% due 08/25/2035 ~	235	239
3.205% due 07/27/2037 ~	647	653
3.462% due 07/25/2035 ~	109	107
3.818% due 02/25/2036 ^~	312	275

Lehman XS Trust
0.468% due 11/25/2046 ^•	765	603

MASTR Adjustable Rate Mortgages Trust
0.358% due 04/25/2046 •	186	167
0.828% due 05/25/2047 ^•	930	983

MASTR Alternative Loan Trust
0.548% due 03/25/2036 ^•	418	24

Mellon Residential Funding Corp. Mortgage Pass-Through Trust
0.592% due 12/15/2030 •	2	2

Merrill Lynch Mortgage Investors Trust
2.731% due 02/25/2033 ~	47	45
3.386% due 06/25/2037 ~	112	111
3.506% due 06/25/2035 ~	135	135

Merrill Lynch Mortgage-Backed Securities Trust
3.614% due 04/25/2037 ^~	20	20

Morgan Stanley Bank of America Merrill Lynch Trust
1.180% due 05/15/2046 ~(a)	45,535	970
1.471% due 02/15/2046 ~(a)	16,419	410

New Century Home Equity Loan Trust
2.750% due 11/25/2059 ~	3,148	3,333

New Residential Mortgage Loan Trust
2.750% due 07/25/2059 ~	3,653	3,846

Nomura Asset Acceptance Corp. Alternative Loan Trust
2.611% due 10/25/2035 ~	196	190
3.217% due 02/25/2036 ^~	87	75
3.852% due 08/25/2035 ~	128	132
5.820% due 03/25/2047 þ	322	336
6.138% due 03/25/2047 þ	275	288

Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •	1,014	505
0.358% due 04/25/2046 •	68	27
2.029% due 10/25/2037 ~	625	567
3.298% due 08/25/2035 ^~	111	62
4.542% due 09/25/2035 ^~	71	58
6.000% due 06/25/2036	614	597
6.000% due 06/25/2037 ^	356	346

Residential Asset Securitization Trust
6.250% due 10/25/2036 ^	189	191
6.500% due 08/25/2036 ^	667	341

Residential Funding Mortgage Securities, Inc. Trust
3.296% due 09/25/2035 ^~	189	144
3.462% due 06/25/2035 ~	148	146

Sequoia Mortgage Trust
0.506% due 07/20/2033 •	134	129
4.031% due 04/20/2035 ~	42	43

Structured Adjustable Rate Mortgage Loan Trust
0.368% due 05/25/2037 •	41	38
1.810% due 10/25/2037 ^•	226	213
2.419% due 01/25/2035 ^•	20	18
3.170% due 02/25/2034 ~	72	71
3.345% due 04/25/2034 ~	131	129
3.425% due 04/25/2035 ~	683	668

Structured Asset Mortgage Investments Trust
0.338% due 07/25/2046 ^•	631	500
0.358% due 04/25/2036 •	143	122
0.368% due 09/25/2047 •	82	72

144	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.406% due 07/19/2035 •	$103	$97
0.458% due 12/25/2035 ^•	16	15
0.608% due 05/25/2045 •	237	230
0.736% due 07/19/2034 •	4	4
2.519% due 08/25/2047 ^•	1,113	1,049

Structured Asset Securities Corp. Mortgage Loan Trust
0.438% due 10/25/2036 •	1,128	970

TBW Mortgage-Backed Trust
5.970% due 09/25/2036 ^þ	189	10

Thornburg Mortgage Securities Trust
1.622% due 06/25/2047 ^•	1,116	1,004

UBS-Barclays Commercial Mortgage Trust
1.755% due 12/10/2045 ~(a)	49,002	1,242

UBS-Citigroup Commercial Mortgage Trust
2.342% due 01/10/2045 ~(a)	11,226	136

WaMu Mortgage Pass-Through Certificates Trust
0.428% due 11/25/2045 •	195	188
0.438% due 10/25/2045 •	77	77
0.458% due 01/25/2045 •	78	75
0.728% due 07/25/2045 •	330	317
0.788% due 01/25/2045 •	55	54
0.888% due 11/25/2034 •	456	449
1.128% due 11/25/2034 •	309	304
1.981% due 12/25/2046 •	259	240
2.111% due 05/25/2046 •	673	652
2.182% due 11/25/2046 •	113	106
2.182% due 12/25/2046 •	432	405
2.419% due 06/25/2042 •	37	36
2.419% due 08/25/2042 •	32	30
2.959% due 08/25/2034 ~	198	198
3.181% due 04/25/2037 ^~	686	623
3.371% due 12/25/2036 ^~	26	25
3.508% due 02/25/2037 ^~	344	309
3.520% due 12/25/2035 ~	435	420
3.609% due 03/25/2035 ~	220	225
3.609% due 03/25/2036 ^~	802	787
3.660% due 02/25/2037 ^~	221	203
3.748% due 06/25/2033 ~	26	26
3.833% due 03/25/2034 ~	184	189

Washington Mutual Mortgage Pass-Through Certificates Trust
0.398% due 07/25/2046 ^•	3	4
1.959% due 07/25/2046 ^•	366	254
1.989% due 05/25/2046 ^•	1,196	1,000
6.000% due 10/25/2035 ^	410	330

Wells Fargo Alternative Loan Trust
5.750% due 07/25/2037 ^	80	76

Wells Fargo-RBS Commercial Mortgage Trust
0.432% due 03/15/2048 ~(a)	26,228	204
1.318% due 03/15/2045 ~(a)	43,603	987

		68,461

	SHARES
PREFERRED SECURITIES 0.3%

AT&T, Inc.
2.875% due 03/02/2025 •(g)	1,700,000	1,930

Bank of America Corp.
5.875% due 03/15/2028 •(g)	1,900,000	2,053

		3,983

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. GOVERNMENT AGENCIES 40.7%

Fannie Mae
0.235% due 07/25/2037 •	$179	$176
0.268% due 03/25/2034 •	3	3
0.298% due 08/25/2034 •	2	2
0.548% due 06/25/2029 - 06/25/2036 •	64	65
1.990% due 03/01/2033 •	32	33
2.242% due 01/25/2022 ~(a)	3,505	46
2.371% due 06/01/2043 - 10/01/2044 •	79	79
2.587% due 06/01/2035 •	23	23
3.366% due 11/01/2034 •	289	307
3.500% due 01/01/2059	4,484	4,956
3.519% due 12/01/2034 - 09/01/2035 •	26	26
4.105% due 12/01/2036 •	19	19
4.225% due 05/01/2026 •	1	1
6.000% due 04/25/2043 - 07/25/2044	386	450
6.500% due 06/25/2044	7	8

Freddie Mac
0.278% due 08/25/2031 •	13	12
0.506% due 01/15/2038 •	877	877
0.552% due 07/25/2050 •	2,758	2,770
0.602% due 12/15/2031 •	16	17
0.752% due 12/15/2037 •	183	185
0.922% due 09/25/2022 ~(a)	20,662	281
1.086% due 11/25/2022 ~(a)	25,739	419
2.219% due 10/25/2044 •	351	361
2.674% due 08/01/2035 •	18	19
2.728% due 09/01/2035 •	13	14
3.117% due 01/15/2038 ~(a)	877	50
3.465% due 06/01/2024 •	2	2
3.640% due 10/01/2035 •	20	20
3.801% due 11/01/2035 •	29	29
4.125% due 03/01/2036 •	196	196

Ginnie Mae
3.000% due 07/20/2046 - 05/20/2047	248	255
3.125% due 10/20/2029 •	6	6
6.000% due 08/20/2034	2,209	2,534

Ginnie Mae, TBA
2.000% due 11/01/2050 - 12/01/2050	35,500	36,741

Uniform Mortgage-Backed Security
3.000% due 10/01/2049	3,156	3,398
3.500% due 10/01/2034 - 07/01/2050	4,662	5,002
4.000% due 01/01/2048 - 06/01/2050	3,078	3,320

Uniform Mortgage-Backed Security, TBA
2.000% due 12/01/2050	95,100	97,905
2.500% due 11/01/2050	142,800	149,476
3.500% due 10/01/2050 - 11/01/2050	70,300	74,126
4.000% due 11/01/2050	123,780	132,145

		516,354

U.S. TREASURY OBLIGATIONS 6.2%

U.S. Treasury Inflation Protected Securities (f)
0.125% due 01/15/2022 (o)	229	233

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.125% due 07/15/2030 (o)	$505	$562
0.250% due 02/15/2050 (o)	25	30
0.500% due 01/15/2028 (k)(m)	21,320	23,933
0.625% due 04/15/2023 (m)(o)	1,564	1,636
0.750% due 02/15/2045 (o)	55	70
1.000% due 02/15/2048 (o)	1,156	1,593
1.375% due 02/15/2044 (m)(o)	2,001	2,844
2.500% due 01/15/2029 (o)	5,550	7,252
3.875% due 04/15/2029 (o)	1,891	2,719

U.S. Treasury Notes
0.625% due 05/15/2030 (k)	7,500	7,474
2.000% due 08/15/2025 (k)(o)	9,500	10,294
2.000% due 11/15/2026 (m)(o)	5,300	5,818
2.250% due 11/15/2025 (o)	200	220
2.625% due 06/15/2021 (o)	800	814
2.875% due 04/30/2025 (o)	4,200	4,703

U.S. Treasury STRIPS
0.000% due 11/15/2023 (a)(m)	7,300	7,248
0.000% due 05/15/2026 (a)(m)	1,442	1,407

		78,850

Total United States (Cost $801,516)		819,400

SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (j) 0.2%
		2,627

U.S. TREASURY BILLS 0.0%
0.087% due 10/08/2020 (c)(d)(o)	$10	10

Total Short-Term Instruments (Cost $2,637)		2,637

Total Investments in Securities (Cost $1,773,292)		1,856,881

	SHARES
INVESTMENTS IN AFFILIATES 0.1%

SHORT-TERM INSTRUMENTS 0.1%

CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 0.1%

PIMCO Short Asset Portfolio	60,688	608

PIMCO Short-Term Floating NAV Portfolio III	59,058	582

Total Short-Term Instruments (Cost $1,184)		1,190

Total Investments in Affiliates (Cost $1,184)		1,190

Total Investments 146.5% (Cost $1,774,476)		$1,858,071

Financial Derivative Instruments (l)(n) (1.3)% (Cost or Premiums, net $2,523)		(16,913)

Other Assets and Liabilities, net (45.2)%		(572,842)

Net Assets 100.0%		$1,268,316

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	145

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Payment in-kind security.
(c)	Zero coupon security.
(d)	Coupon represents a yield to maturity.
(e)	Security becomes interest bearing at a future date.
(f)	Principal amount of security is adjusted for inflation.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Contingent convertible security.

(i) RESTRICTED SECURITIES:

Issuer Description	Coupon	Maturity Date	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Morgan Stanley	0.833%	02/03/2023	01/30/2020	$ 6,140	$6,031	0.48%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j) REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020	$2,627	U.S. Treasury Notes 1.750% due 07/31/2021	$(2,680)	$2,627	$2,627

Total Repurchase Agreements						$(2,680)	$2,627	$2,627

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Settlement Date	Maturity Date		Amount Borrowed(1)		Payable for Reverse Repurchase Agreements
BPS	(0.450)%	08/20/2020	11/19/2020		EUR	(16,870)	$(19,769)
DBL	(1.350)	05/13/2020	TBD	(2)		(565)	(659)
	(0.510)	08/21/2020	11/18/2020			(7,658)	(8,973)
	0.170	08/12/2020	11/12/2020		GBP	(11,847)	(15,290)
GRE	0.160	09/17/2020	10/01/2020		$	(4,494)	(4,494)
	0.170	09/15/2020	10/15/2020			(8,669)	(8,670)
	0.170	09/16/2020	10/16/2020			(1,886)	(1,886)
JML	(0.490)	08/20/2020	11/19/2020		EUR	(14,274)	(16,726)
	(0.480)	08/27/2020	11/18/2020			(9,665)	(11,327)
SGY	0.150	09/29/2020	10/29/2020		$	(5,181)	(5,181)
	0.150	10/01/2020	11/02/2020			(4,602)	(4,602)

Total Reverse Repurchase Agreements							$(97,577)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Sale-Buyback Transactions
BCY	0.130%	09/29/2020	10/05/2020	$(7,508)	$(7,508)
TDL	0.170	09/30/2020	10/01/2020	(3,310)	(3,311)

Total Sale-Buyback Transactions					$(10,819)

146	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount		Proceeds	Payable for Short Sales(3)
Canada (0.6)%
Sovereign Issues (0.6)%
Canada Government International Bond	2.750%	12/01/2048	CAD	7,400	$(7,891)	$(7,864)
United States (8.4)%
U.S. Government Agencies (8.4)%
Uniform Mortgage-Backed Security, TBA	2.500%	10/01/2050	$	9,100	(9,533)	(9,545)
Uniform Mortgage-Backed Security, TBA	3.000	11/01/2050		92,700	(97,301)	(97,136)

Total United States					(106,834)	(106,681)

Total Short Sales (9.0)%					$(114,725)	$(114,545)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Payable for Short Sales(3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BPS	$0	$(19,769)	$0	$0	$(19,769)	$19,823	$54
DBL	0	(24,922)	0	0	(24,922)	24,774	(148)
FICC	2,627	0	0	0	2,627	(2,680)	(53)
GRE	0	(15,050)	0	0	(15,050)	15,279	229
JML	0	(28,053)	0	0	(28,053)	27,851	(202)
RYL	0	0	0	0	0	(260)	(260)
SGY	0	(9,783)	0	0	(9,783)	9,785	2

Master Securities Forward Transaction Agreement
BCY	0	0	(7,508)	0	(7,508)	7,474	(34)
TDL	0	0	(3,311)	0	(3,311)	3,301	(10)
TDM	0	0	0	(7,864)	(7,864)	0	(7,864)

Total Borrowings and Other Financing Transactions	$2,627	$(97,577)	$(10,819)	$(7,864)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Sovereign Issues	$0	$0	$(72,085)	$(659)	$(72,744)
U.S. Treasury Obligations	(4,494)	(15,737)	0	0	(20,231)

Total	$(4,494)	$(15,737)	$(72,085)	$(659)	$(92,975)

Sale-Buyback Transactions
U.S. Treasury Obligations	(3,311)	(7,508)	0	0	(10,819)

Total	$(3,311)	$(7,508)	$0	$0	$(10,819)

Total Borrowings	$(7,805)	$(23,245)	$(72,085)	$(659)	$(103,794)

Payable for reverse repurchase agreements and sale-buyback financing transactions(5)					$(103,794)

(k)	Securities with an aggregate market value of $108,987 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.

(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(164,958) at a weighted average interest rate of (0.153%). Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for short sales includes $72 of accrued interest.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(4,602) is outstanding at period end.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	147

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

(l) FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price			Expiration Date	# of Contracts	Notional Amount	Cost	Market Value
Call - CME 90-Day Eurodollar June 2022 Futures			$99.750	06/13/2022	93	$233	$21	$29
Call - CME 90-Day Eurodollar March 2022 Futures			99.750	03/14/2022	50	125	11	14
Call - MSE Canada Government 10-Year Bond December 2020 Futures	CA	D	189.000	11/20/2020	287	287	2	1

Total Purchased Options							$34	$44

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	70	$7,490	$45	$0	$(9)
Call Options Strike @ EUR 117.000 on Euro-Schatz December 2020 Futures(1)	11/2020	934	5	(1)	0	0
Call Options Strike @ EUR 149.000 on Euro-Bobl December 2020 Futures(1)	11/2020	3	0	0	0	0
Call Options Strike @ EUR 190.000 on Euro-OAT France Government 10-Year Bond December 2020 Futures(1)	11/2020	14	0	0	0	0
Call Options Strike @ EUR 210.000 on Euro-Bund December 2020 Futures(1)	11/2020	358	4	0	0	0
Euro-BTP Italy Government Bond December Futures	12/2020	457	79,075	988	289	(273)
Euro-Buxl 30-Year Bond December Futures	12/2020	43	11,226	438	60	(57)
Japan Government 10-Year Bond December Futures	12/2020	50	72,114	145	24	0
Put Options Strike @ EUR 80.000 on Euro-BTP Italy Government Bond December 2020 Futures(1)	11/2020	473	6	0	0	0
Put Options Strike @ GBP 90.000 on United Kingdom Gilt December 2020 Futures(1)	11/2020	44	0	(1)	0	0
United Kingdom Long Gilt December Futures	12/2020	44	7,728	(10)	13	(26)

				$1,604	$386	$(365)

SHORT FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Australia Government 3-Year Bond December Futures	12/2020	74	$(6,218)	$(4)	$2	$0
Canada Government 10-Year Bond December Futures	12/2020	256	(29,187)	7	92	(45)
Euro-Bobl December Futures	12/2020	3	(475)	0	0	0
Euro-Bund 10-Year Bond December Futures	12/2020	109	(22,303)	(72)	45	(32)
Euro-OAT France Government 10-Year Bond December Futures	12/2020	14	(2,767)	(17)	7	(5)
Euro-Schatz December Futures	12/2020	925	(121,780)	(36)	16	(6)
U.S. Treasury 5-Year Note December Futures	12/2020	76	(9,578)	(8)	8	0
U.S. Treasury 10-Year Note December Futures	12/2020	343	(47,859)	24	86	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	23	(5,102)	37	46	0

				$(69)	$302	$(88)

Total Futures Contracts				$1,535	$688	$(453)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Reference Entity										Asset	Liability
BASF SE	(1.000)%	Quarterly	12/20/2020	0.066%	EUR	200	$(6)	$5	$(1)	$0	$0
Fortum Oyj	(1.000)	Quarterly	12/20/2020	0.133		200	(4)	3	(1)	0	0
Reynolds American, Inc.	(1.000)	Quarterly	12/20/2020	0.037	$	3,400	(100)	93	(7)	0	0
United Utilities PLC	(1.000)	Quarterly	12/20/2020	0.078	EUR	300	(5)	4	(1)	0	0

							$(115)	$105	$(10)	$0	$0

148	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(3)

Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(4)	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
										Asset	Liability
Daimler AG	1.000%	Quarterly	12/20/2020	0.207%	EUR	600	$10	$(9)	$1	$0	$0
Rolls-Royce PLC	1.000	Quarterly	12/20/2024	4.888		400	(2)	(65)	(67)	0	(2)
Ryder System, Inc.	1.000	Quarterly	06/20/2022	0.420	$	900	16	(7)	9	0	0
Shell International Finance BV	1.000	Quarterly	12/20/2026	0.709	EUR	2,000	(36)	79	43	4	0
Tesco PLC	1.000	Quarterly	06/20/2025	0.693		2,500	(83)	127	44	2	0

							$(95)	$125	$30	$6	$(2)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION(2)

	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount(5)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(6)	Variation Margin
Index/Tranches									Asset	Liability
CDX.HY-34 5-Year Index	(5.000)%	Quarterly	06/20/2025	$	460	$(20)	$(3)	$(23)	$0	$(1)
CDX.HY-35 5-Year Index	(5.000)	Quarterly	12/20/2025		300	(12)	(1)	(13)	0	0
CDX.IG-33 10-Year Index	(1.000)	Quarterly	12/20/2029		14,000	29	156	185	0	(19)
CDX.IG-34 10-Year Index	(1.000)	Quarterly	06/20/2030		84,900	260	979	1,239	0	(204)
CDX.IG-35 10-Year Index	(1.000)	Quarterly	12/20/2030		13,100	(49)	58	9	0	(18)
iTraxx Europe Main 31 10-Year Index	(1.000)	Quarterly	06/20/2029	EUR	56,000	(308)	116	(192)	0	(58)

						$(100)	$1,305	$1,205	$0	$(300)

INTEREST RATE SWAPS - BASIS SWAPS

Pay Floating Rate Index	Receive Floating Rate Index	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.091%	Quarterly	03/18/2022	$	343,600	$(3)	$(60)	$(63)	$0	$(7)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.084%	Quarterly	04/26/2022		69,900	0	(6)	(6)	0	(3)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.084%	Quarterly	06/12/2022		13,800	0	0	0	0	(1)
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.070%	Quarterly	06/12/2022		9,900	0	2	2	0	0
3-Month USD-LIBOR	01-Month USD-LIBOR + 0.085%	Quarterly	06/19/2022		49,900	4	(9)	(5)	0	(2)
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.073%	Quarterly	04/27/2023		35,300	0	16	16	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.070%	Quarterly	03/07/2024		10,400	0	10	10	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	09/06/2024		28,300	3	16	19	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.105%	Quarterly	09/27/2024		32,600	0	11	11	1	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.102%	Quarterly	10/04/2024		21,900	0	8	8	0	0
3-Month USD-LIBOR(7)	01-Month USD-LIBOR + 0.088%	Quarterly	05/23/2029		7,400	0	12	12	0	0

						$4	$0	$4	$3	$(13)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.250%	Annual	12/16/2022	GBP	25,400	$217	$(6)	$211	$0	$(11)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2025		12,300	403	9	412	0	(16)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2030		7,600	338	6	344	0	(21)
Pay(7)	1-Day GBP-SONIO Compounded-OIS	0.500	Annual	12/16/2050		3,100	243	(8)	235	0	(25)
Pay	3-Month CAD-Bank Bill	1.270	Semi-Annual	03/03/2022	CAD	9,100	0	77	77	0	0
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2022		3,200	14	32	46	0	0
Pay	3-Month CAD-Bank Bill	1.275	Semi-Annual	03/03/2025		18,400	0	347	347	0	(5)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2025		7,700	(62)	284	222	0	(3)
Pay	3-Month CAD-Bank Bill	2.500	Semi-Annual	06/19/2029		37,300	1,324	2,443	3,767	0	(43)
Pay	3-Month CAD-Bank Bill	1.713	Semi-Annual	10/02/2029		7,500	1	375	376	0	(5)
Pay	3-Month CAD-Bank Bill	1.900	Semi-Annual	12/18/2029		21,800	213	1,156	1,369	0	(15)
Pay	3-Month CAD-Bank Bill	1.500	Semi-Annual	06/17/2030		21,900	(442)	1,201	759	0	(17)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/18/2048		6,900	93	1,539	1,632	0	(16)
Pay	3-Month CAD-Bank Bill	2.565	Semi-Annual	03/07/2049		2,600	0	521	521	0	(6)
Pay	3-Month CHF-LIBOR	0.500	Annual	09/16/2025	CHF	34,900	38	154	192	0	(7)
Pay	3-Month SEK-STIBOR	0.500	Annual	06/19/2024	SEK	22,300	52	(3)	49	0	(1)
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2020	$	9,600	70	(199)	(129)	0	(1)
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2021		12,400	45	(292)	(247)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	149

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
										Asset	Liability
Receive	3-Month USD-LIBOR	2.500%	Semi-Annual	12/18/2021	$	57,600	$(802)	$(1,212)	$(2,014)	$0	$(4)
Receive	3-Month USD-LIBOR	1.540	Semi-Annual	02/26/2022		21,600	(50)	(381)	(431)	0	(2)
Pay(7)	3-Month USD-LIBOR	0.750	Semi-Annual	12/16/2022		800	8	0	8	0	0
Receive	3-Month USD-LIBOR	1.305	Semi-Annual	08/21/2023		18,500	0	(592)	(592)	3	0
Receive	3-Month USD-LIBOR	2.750	Semi-Annual	12/19/2023		15,200	121	(1,460)	(1,339)	2	0
Receive	3-Month USD-LIBOR	3.000	Semi-Annual	06/19/2024		13,600	(735)	(759)	(1,494)	6	0
Receive(7)	3-Month USD-LIBOR	1.298	Semi-Annual	08/25/2024		15,500	0	(466)	(466)	10	0
Receive(7)	3-Month USD-LIBOR	1.249	Semi-Annual	08/31/2024		17,950	0	(513)	(513)	11	0
Receive(7)	3-Month USD-LIBOR	1.360	Semi-Annual	09/17/2024		8,700	0	(274)	(274)	4	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2024		2,200	3	(123)	(120)	1	0
Pay	3-Month USD-LIBOR	2.500	Semi-Annual	12/18/2024		35,300	3,477	37	3,514	0	(18)
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2025		29,000	(1,192)	(156)	(1,348)	22	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2025		25,120	(797)	18	(779)	26	0
Receive	3-Month USD-LIBOR	1.750	Semi-Annual	12/21/2026		16,620	534	(1,962)	(1,428)	30	0
Pay(7)	3-Month USD-LIBOR	0.400	Semi-Annual	01/15/2028		35,100	(281)	(50)	(331)	0	(74)
Receive	3-Month USD-LIBOR	2.250	Semi-Annual	06/20/2028		48,700	2,869	(9,488)	(6,619)	116	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		4,200	112	(445)	(333)	10	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	12/18/2029		14,900	263	(1,463)	(1,200)	45	0
Receive	3-Month USD-LIBOR	1.625	Semi-Annual	01/06/2030		20,500	(390)	(1,448)	(1,838)	51	0
Receive	3-Month USD-LIBOR	2.000	Semi-Annual	01/15/2030		18,400	(87)	(2,231)	(2,318)	56	0
Receive	3-Month USD-LIBOR	1.250	Semi-Annual	06/17/2030		43,650	(2,215)	(203)	(2,418)	117	0
Receive(7)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		18,100	(518)	72	(446)	53	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		9,500	(1,740)	799	(941)	130	0
Receive(7)	3-Month USD-LIBOR	1.250	Semi-Annual	12/16/2050		500	(39)	26	(13)	7	0
Pay	3-Month ZAR-JIBAR	7.250	Quarterly	06/20/2023	ZAR	21,800	8	108	116	3	0
Pay	3-Month ZAR-JIBAR	8.500	Quarterly	03/15/2027		17,900	(11)	179	168	4	0
Receive	6-Month AUD-BBR-BBSW	1.250	Semi-Annual	06/17/2030	AUD	12,700	(271)	(215)	(486)	0	(2)
Pay	6-Month CHF-LIBOR	0.050	Annual	03/16/2026	CHF	7,200	(12)	288	276	0	(1)
Pay	6-Month CZK-PRIBOR	1.913	Annual	01/30/2029	CZK	33,000	0	156	156	2	0
Receive(7)	6-Month EUR-EURIBOR	0.300	Annual	12/15/2022	EUR	27,700	(44)	(80)	(124)	0	(1)
Pay(7)	6-Month EUR-EURIBOR	0.150	Annual	12/15/2025		132,400	1,037	1,109	2,146	3	0
Pay(7)	6-Month EUR-EURIBOR	1.310	Annual	06/19/2029		9,000	299	508	807	0	0
Pay(7)	6-Month EUR-EURIBOR	0.250	Annual	12/15/2030		79,100	3,517	985	4,502	1	(8)
Receive(7)	6-Month EUR-EURIBOR	0.600	Annual	12/15/2050		5,600	(1,039)	(225)	(1,264)	5	0
Receive(7)	6-Month EUR-EURIBOR	0.000	Annual	03/17/2051		10,250	188	(252)	(64)	8	0
Pay	6-Month GBP-LIBOR	0.500	Semi-Annual	09/16/2050	GBP	2,200	(110)	63	(47)	0	(12)
Pay	6-Month HUF-BBR	1.500	Annual	03/20/2024	HUF	464,500	(18)	43	25	1	0
Pay	6-Month JPY-LIBOR	0.200	Semi-Annual	06/19/2029	JPY	610,000	90	18	108	3	0
Receive	6-Month JPY-LIBOR	0.400	Semi-Annual	06/19/2039		1,210,000	22	(449)	(427)	0	(13)
Pay	6-Month JPY-LIBOR	0.500	Semi-Annual	06/19/2049		980,000	(101)	573	472	21	0
Pay	6-Month PLN-WIBOR	2.405	Annual	01/30/2029	PLN	3,100	0	117	117	1	0
Pay	28-Day MXN-TIIE	4.870	Lunar	07/07/2025	MXN	81,600	3	(28)	(25)	3	0
Receive	UKRPI	3.257	Maturity	02/15/2025	GBP	14,100	0	(83)	(83)	0	(10)
Receive	UKRPI	3.258	Maturity	02/15/2025		9,600	0	(58)	(58)	0	(7)
Receive	UKRPI	3.262	Maturity	02/15/2025		6,400	0	(40)	(40)	0	(4)
Pay	UKRPI	3.386	Maturity	01/15/2030		2,000	0	2	2	0	(6)
Pay	UKRPI	3.436	Maturity	02/15/2030		1,100	0	5	5	0	(6)
Pay	UKRPI	3.450	Maturity	02/15/2030		9,000	4	58	62	0	(26)
Pay	UKRPI	3.453	Maturity	02/15/2030		13,200	0	98	98	0	0

							$4,650	$(11,758)	$(7,108)	$755	$(387)

Total Swap Agreements							$4,344	$(10,223)	$(5,879)	$764	$(702)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$44	$688	$764	$1,496	$0	$(453)	$(702)	$(1,155)

(m)

Securities with an aggregate market value of $5,737 and cash of $18,586 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(1)	Future styled option.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

150	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	12/2020		$596	HKD	4,618	$0	$0

BOA	10/2020	CAD	27,877		$20,830	0	(106)
	10/2020	SEK	1,129,607		124,827	0	(1,304)
	10/2020		$23,905	DKK	152,817	161	0
	10/2020		3,594	KRW	4,194,198	3	0
	11/2020		20,833	CAD	27,877	105	0
	11/2020		124,868	SEK	1,129,607	1,304	0
	12/2020	CNH	799,447		$114,913	0	(2,407)
	12/2020	DKK	152,817		23,932	0	(160)
	12/2020	SGD	3,297		2,428	12	0
	12/2020		$1,700	KRW	2,026,060	38	0
	12/2020		5,650	SGD	7,681	0	(22)

BPS	10/2020	AUD	8,358		$6,076	90	0
	10/2020	CAD	2,546		1,951	39	0
	10/2020	EUR	7,179		8,493	83	(8)
	10/2020	GBP	828		1,068	0	(1)
	10/2020	JPY	11,847,174		112,210	0	(122)
	10/2020	TWD	73,269		2,524	0	(11)
	10/2020		$4,008	AUD	5,450	0	(105)
	10/2020		11	CLP	8,140	0	0
	10/2020		1,600	EUR	1,348	0	(20)
	10/2020		25,160	JPY	2,667,397	132	0
	11/2020	PLN	291		$77	2	0
	11/2020		$112,252	JPY	11,847,174	121	0
	11/2020		46,122	NZD	70,136	276	0
	12/2020	HKD	5,511		$711	0	0
	12/2020	ILS	7,221		2,112	2	0
	12/2020	KRW	31,914,717		26,938	0	(435)
	12/2020	MYR	66,493		15,753	0	(216)
	12/2020	SGD	4,324		3,143	0	(25)
	12/2020		$2,628	CNH	18,037	19	0
	12/2020		17,966	MYR	75,185	90	0

BRC	10/2020	MXN	31,998		$1,469	25	0
	10/2020		$4,219	GBP	3,199	1	(92)
	12/2020		3,186	MXN	72,509	68	0

CBK	10/2020	AUD	3,261		$2,396	60	0
	10/2020	CAD	64,748		48,397	0	(229)
	10/2020	CHF	114,921		124,349	0	(423)
	10/2020	DKK	82,093		12,431	0	(498)
	10/2020	PEN	10,098		2,850	48	0
	10/2020	RUB	260,475		3,621	272	0
	10/2020		$6,804	CAD	8,947	0	(85)
	10/2020		763	CHF	688	0	(16)
	10/2020		18,714	DKK	119,147	66	(16)
	10/2020		29,638	GBP	22,392	0	(744)
	10/2020		1,437	JPY	152,100	6	0
	10/2020		728	PEN	2,569	0	(15)
	11/2020	PEN	2,239		$634	13	0

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	151

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2020		$48,402	CAD	64,748	$228	$0
	11/2020		124,460	CHF	114,921	422	0
	11/2020	ZAR	364		$22	0	0
	12/2020	DKK	105,792		16,614	0	(64)
	12/2020	PEN	29,129		8,197	115	0
	12/2020		$2,669	CNH	18,253	11	(1)
	12/2020		1,104	IDR	16,566,072	1	0
	02/2021		12,633	MXN	290,173	299	0
	04/2021	ILS	15,400		$4,545	31	0

DUB	12/2020	PEN	2,513		711	14	0

GLM	10/2020	NOK	942,054		102,411	2,561	(1,147)
	10/2020		$1,460	GBP	1,125	0	(9)
	10/2020		2,466	JPY	262,500	23	0
	10/2020		89	RUB	6,566	0	(5)
	10/2020		3,138	TWD	90,511	0	(7)
	11/2020	RON	43		$10	0	0
	11/2020		$62,195	NOK	590,809	1,148	0
	12/2020	DKK	23,177		$3,647	0	(7)
	12/2020	TWD	186,462		6,497	14	(24)
	12/2020		$1,673	CNH	11,379	0	(3)

HUS	10/2020	AUD	35,228		$25,011	75	(296)
	10/2020	GBP	28,315		36,445	11	(103)
	10/2020	KRW	1,260,097		1,082	1	0
	10/2020	MXN	434,899		20,322	697	0
	10/2020	NOK	16,790		1,916	116	0
	10/2020		$6,002	AUD	8,215	0	(118)
	10/2020		53,077	CAD	69,878	0	(598)
	10/2020		124,806	CHF	113,125	0	(1,984)
	10/2020		93,633	EUR	78,582	1	(1,501)
	10/2020		2,152	GBP	1,634	6	(50)
	10/2020		14,576	JPY	1,549,255	114	0
	10/2020		107,001	NOK	951,434	0	(4,998)
	10/2020		37,187	NZD	54,997	0	(804)
	10/2020		2,122	PEN	7,529	0	(33)
	10/2020		17	RUB	1,236	0	(1)
	11/2020	GBP	743		$954	0	(4)
	11/2020	PEN	11,751		3,346	85	0
	11/2020		$34,116	GBP	26,514	103	0
	12/2020	CNY	54,332		$7,754	0	(221)
	12/2020	KRW	2,026,060		1,700	0	(38)
	12/2020		$244	CNH	1,706	7	0
	12/2020		673	DKK	4,275	1	0
	12/2020		2,585	KRW	3,065,167	44	0
	01/2021	PEN	7,529		$2,119	31	0
	03/2021		$19,997	MXN	434,899	0	(683)

JPM	10/2020	CHF	1,262		$1,391	21	0
	10/2020	DKK	38,023		5,771	0	(217)
	10/2020	EUR	1,531		1,810	15	0
	10/2020	KRW	1,965,676		1,688	2	0
	10/2020		$5,568	DKK	35,225	34	(54)
	10/2020		20,527	MXN	466,897	543	0
	10/2020		829	NOK	7,410	0	(34)
	10/2020		771	RUB	56,930	0	(39)
	11/2020	RON	69		$17	0	0
	12/2020	CNH	17,387		2,551	0	0
	12/2020	ILS	8,015		2,326	0	(16)
	02/2021		$720	ILS	2,484	6	0

MYI	10/2020	AUD	23,992		$16,961	0	(224)
	10/2020	BRL	3,821		681	1	0
	10/2020	DKK	166,402		25,166	0	(1,040)
	10/2020	NZD	6,037		4,054	60	0
	10/2020	SEK	7,915		912	29	0
	10/2020		$21,482	AUD	29,821	0	(122)
	10/2020		677	BRL	3,821	3	0
	10/2020		28,334	CAD	37,376	0	(265)
	10/2020		2,598	CHF	2,370	1	(26)
	10/2020		25,111	JPY	2,661,917	128	0
	10/2020		14,234	NZD	21,176	0	(225)
	10/2020		3,420	SEK	29,715	0	(102)

152	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	11/2020		$16,057	AUD	22,723	$220	$0
	06/2021		92	EUR	72	0	(7)

SCX	10/2020	AUD	1,711		$1,204	0	(21)
	10/2020	EUR	1,503		1,789	26	0
	10/2020	TWD	17,242		594	0	(3)
	10/2020		$94	CAD	125	0	0
	10/2020		1,821	JPY	192,000	0	(1)
	10/2020		126,978	SEK	1,105,787	0	(3,507)
	11/2020	RON	16		$4	0	0
	11/2020		$81,808	EUR	69,717	0	(15)
	12/2020	CNY	79,631		$11,372	0	(316)
	12/2020	MYR	35,540		8,435	0	(100)
	12/2020		$29,752	IDR	446,603,602	42	0
	12/2020		2,581	KRW	3,037,837	25	0
	02/2021	ILS	1,269		$369	0	(2)

SOG	10/2020	DKK	44,831		6,768	0	(292)

SSB	10/2020	CAD	55,973		41,815	27	(248)
	10/2020		$684	BRL	3,821	0	(4)
	10/2020		1,054	GBP	793	0	(30)
	10/2020		1,223	SEK	10,695	0	(29)
	11/2020	BRL	3,821		$684	4	0
	11/2020		$40,183	CAD	53,830	248	0
	12/2020		1,410	KRW	1,679,451	30	0

TOR	10/2020		2,263	AUD	3,122	0	(27)
	10/2020		26,619	CAD	34,819	0	(470)
	10/2020		15,862	JPY	1,681,512	82	0

UAG	10/2020	AUD	76,979		$54,227	0	(909)
	10/2020	SEK	8,675		1,003	34	0
	10/2020		$72,344	AUD	100,164	0	(601)
	10/2020		25,224	JPY	2,680,495	192	0
	11/2020		54,231	AUD	76,979	909	0

Total Forward Foreign Currency Contracts						$11,877	$(28,705)

PURCHASED OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Cost	Market Value
BRC	Put - OTC CAD versus JPY	JPY	77.000	02/25/2021	8,274	$85	$88

GLM	Call - OTC USD versus NOK	NOK	11.000	10/19/2020	106,000	11	11
	Call - OTC USD versus SEK	SEK	10.500	10/19/2020	78,000	8	1

HUS	Put - OTC AUD versus USD	$	0.575	10/22/2020	138,300	10	0
	Put - OTC EUR versus USD		1.030	11/13/2020	43,500	5	0
	Call - OTC USD versus CAD	CAD	1.450	10/27/2020	82,000	8	2
	Call - OTC USD versus CAD		1.510	11/13/2020	27,000	3	1
	Call - OTC USD versus CHF	CHF	1.020	10/22/2020	25,600	2	0
	Call - OTC USD versus JPY	JPY	111.000	10/13/2020	60,000	6	0

JPM	Call - OTC USD versus CHF	CHF	1.010	10/13/2020	100,900	10	0

						$148	$103

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.175%	09/15/2021	3,700	$153	$44

DUB	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	2,300	92	29

FBF	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.733	08/26/2021	5,100	377	127

MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.752	08/23/2021	4,400	326	105
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.300	12/21/2021	3,500	137	43

							$1,085	$348

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	153

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Cost	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 11/01/2050	$64.000	11/05/2020	41,200	$2	$0

JPM	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 11/01/2050	71.000	11/05/2020	39,000	1	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 3.500% due 10/01/2050	74.000	10/07/2020	39,000	2	0

					$5	$0

Total Purchased Options					$1,238	$451

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600%	10/21/2020	3,000	$(3)	$0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	9,200	(11)	(21)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	5,500	(10)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	2,400	(4)	(7)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,000	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	6,200	(5)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,000	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	3,400	(6)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.925	10/21/2020	2,800	(4)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,100	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	1,100	(1)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,400	(2)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	4,000	(3)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,400	(3)	(7)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	4,000	(5)	(9)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	1,400	(2)	(2)

BPS	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	7,800	(14)	(9)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	1,300	(1)	(2)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	2,200	(3)	(7)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.200	12/16/2020	1,300	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	3,500	(10)	(21)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,700	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,200	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.750	10/21/2020	1,300	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,700	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,200	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,900	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,900	(3)	(3)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	1,300	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	1,300	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	1,300	(2)	(4)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	1,300	(2)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	1,500	(3)	(3)

BRC	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,300	(3)	(10)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	2,000	(5)	(4)

CBK	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,600	(2)	0

DUB	Put - OTC CDX.IG-34 5-Year Index	Sell	1.050	11/18/2020	1,300	(2)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	2,700	(4)	(11)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,800	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	3,000	(3)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,800	(3)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	3,000	(7)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	7,400	(6)	(2)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	7,400	(10)	(20)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.900	12/16/2020	2,400	(5)	(4)

FBF	Call - OTC CDX.IG-34 5-Year Index	Buy	0.600	10/21/2020	2,700	(3)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	10/21/2020	2,700	(3)	(3)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	2,200	(2)	(1)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,200	(2)	(5)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	2,600	(4)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	1,400	(2)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	1,400	(3)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	1,700	(1)	0

154	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900%	11/18/2020	1,700	$(2)	$(2)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	2,600	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	2,600	(4)	(7)

GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	500	(3)	(3)
	Call - OTC CDX.IG-34 5-Year Index	Buy	0.575	10/21/2020	2,300	(2)	0
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	1,100	(1)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.900	10/21/2020	2,300	(2)	(5)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	11/18/2020	1,100	(1)	(3)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	5,200	(10)	(22)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	2,200	(3)	(6)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	2,700	(4)	(6)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	10/21/2020	1,800	(1)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	1,500	(1)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	10/21/2020	1,800	(1)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	10/21/2020	1,500	(3)	(1)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	11/18/2020	2,700	(2)	(1)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.900	11/18/2020	2,700	(3)	(3)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	2,300	(4)	(5)

JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	1,000	(1)	(4)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.500	10/21/2020	2,600	(2)	0
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.525	10/21/2020	2,700	(4)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.000	10/21/2020	2,700	(5)	0
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	1.200	10/21/2020	2,600	(7)	0

MYC	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	12/16/2020	3,200	(7)	(15)
	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	2,600	(2)	(3)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	2,700	(5)	(5)

						$(274)	$(288)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC USD versus KRW	KRW	1,150.000	10/28/2020	3,938	$(15)	$(14)

BRC	Call - OTC CAD versus JPY	JPY	82.500	02/25/2021	8,274	(85)	(43)

GLM	Put - OTC EUR versus USD	$	1.093	01/29/2021	5,201	(67)	(8)

						$(167)	$(65)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.880%	09/15/2021	30,800	$(153)	$(1)

DUB	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	18,700	(85)	(1)

FBF	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.399	08/26/2021	42,400	(377)	(3)

GLM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	1,900	(85)	(57)

JPM	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/22/2021	1,100	(48)	(33)

MYC	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.448	08/23/2021	36,600	(326)	(2)
	Put - OTC 3-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.020	12/21/2021	29,000	(133)	(2)
	Call - OTC 30-Year Interest Rate Swap	6-Month EUR-EURIBOR	Receive	0.150	02/17/2021	1,900	(64)	(56)

							$(1,271)	$(155)

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
MYC	Call - OTC 1-Year Interest Rate Floor(2)	0.000%	3-Month USD-LIBOR	10/07/2022	23,250	$(24)	$(16)
	Call - OTC 1-Year Interest Rate Floor(2)	0.000	3-Month USD-LIBOR	10/08/2022	12,500	(12)	(9)

						$(36)	$(25)

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$99.484	11/05/2020	700	$(5)	$(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.141	11/05/2020	2,600	(20)	(6)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	102.219	11/05/2020	2,500	(16)	(6)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	155

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

Counterparty	Description	Strike Price	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	$ 99.219	12/07/2020	1,200	$(9)	$(9)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050	101.172	12/07/2020	2,300	(18)	(14)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.953	10/07/2020	2,000	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.078	10/07/2020	1,400	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.141	10/07/2020	1,900	(6)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.188	10/07/2020	1,600	(5)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.906	11/05/2020	2,300	(9)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.953	11/05/2020	2,300	(9)	(2)

GSC	Put - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	104.500	10/07/2020	800	(2)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.500% due 10/01/2050	105.320	10/07/2020	1,800	(3)	0

JPM	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050	102.188	12/14/2020	3,200	(18)	(14)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.367	01/14/2021	1,600	(7)	(16)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «	103.594	01/14/2021	1,700	(7)	(7)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050	104.000	12/14/2020	1,700	(4)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	99.938	11/05/2020	700	(5)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.555	10/07/2020	2,200	(10)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.602	10/07/2020	2,300	(8)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.836	10/07/2020	2,200	(7)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	101.984	10/07/2020	1,000	(3)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	102.293	10/07/2020	1,600	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.102	10/07/2020	2,000	(5)	(7)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.602	10/07/2020	2,300	(5)	0
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050	103.969	10/07/2020	500	(1)	0
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	101.922	11/05/2020	2,200	(7)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	102.375	11/05/2020	1,300	(6)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.375	11/05/2020	1,300	(4)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050	103.922	11/05/2020	2,200	(4)	(2)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	101.938	12/07/2020	1,000	(4)	(4)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	102.094	12/07/2020	600	(2)	(3)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	103.938	12/07/2020	1,000	(2)	(2)

	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050	104.094	12/07/2020	600	(1)	(1)

					$(229)	$(111)

Total Written Options					$(1,977)	$(644)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - BUY PROTECTION(3)

Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BOA	Japan Government International Bond	(1.000)%	Quarterly	06/20/2022	0.052%	$	600	$(21)	$11	$0	$(10)

BPS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		4,700	(168)	89	0	(79)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		3,900	(96)	5	0	(91)

BRC	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		2,200	(42)	(6)	0	(48)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		1,600	(55)	28	0	(27)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		5,800	(146)	10	0	(136)

CBK	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		2,600	(92)	49	0	(43)

GST	China Government International Bond	(1.000)	Quarterly	06/20/2023	0.209		3,700	(71)	(10)	0	(81)
	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		3,200	(113)	59	0	(54)

HUS	Japan Government International Bond	(1.000)	Quarterly	06/20/2022	0.052		4,200	(142)	72	0	(70)
	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,200	(55)	4	0	(51)

JPM	South Korea Government International Bond	(1.000)	Quarterly	06/20/2023	0.156		2,700	(65)	2	0	(63)

								$(1,066)	$313	$0	$(753)

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(4)

Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020(5)	Notional Amount(6)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(7)
										Asset	Liability
BRC	Italy Government International Bond	1.000%	Quarterly	06/20/2025	1.268%	$	1,900	$(46)	$23	$0	$(23)

CBK	Italy Government International Bond	1.000	Quarterly	06/20/2025	1.268		1,300	(32)	17	0	(15)

								$(78)	$40	$0	$(38)

156	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

CROSS-CURRENCY SWAPS

Counterparty	Receive	Pay	Payment Frequency	Maturity Date(8)	Notional Amount of Currency Received		Notional Amount of Currency Delivered	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
										Asset	Liability
CBK	Floating rate equal to 3-Month AUD-LIBOR plus 0.420% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	07/31/2029	AUD	10,400	$7,176	$2	$326	$328	$0

GLM	Floating rate equal to 3-Month AUD-LIBOR plus 0.423% based on the notional amount of currency received	Floating rate equal to 3-Month USD-LIBOR based on the notional amount of currency delivered	Maturity	08/01/2029		10,600	7,314	(40)	376	336	0

								$(38)	$702	$664	$0

TOTAL RETURN SWAPS ON INTEREST RATE INDICES

Counterparty	Pay/Receive(9)	Underlying Reference	# of Units	Financing Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
											Asset	Liability
BOA	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.225% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020	$	11,000	$8	$75	$83	$0

BPS	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		16,000	45	(187)	0	(142)

JPM	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		3,100	9	(42)	0	(33)

MYC	Receive	iBoxx USD Liquid Investment Grade Index	N/A	0.227% (3-Month USD-LIBOR plus a specified spread)	Maturity	12/21/2020		1,400	4	(18)	0	(14)

									$66	$(172)	$83	$(189)

Total Swap Agreements									$(1,116)	$883	$747	$(980)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(10)
BOA	$1,623	$44	$83	$1,750	$(3,999)	$(76)	$(10)	$(4,085)	$(2,335)	$1,626	$(709)
BPS	854	0	0	854	(943)	(60)	(312)	(1,315)	(461)	436	(25)
BRC	94	88	0	182	(92)	(57)	(234)	(383)	(201)	144	(57)
CBK	1,572	0	328	1,900	(2,091)	0	(58)	(2,149)	(249)	1,022	773
DUB	14	29	0	43	0	(43)	0	(43)	0	(20)	(20)
FAR	0	0	0	0	0	(42)	0	(42)	(42)	0	(42)
FBF	0	127	0	127	0	(26)	0	(26)	101	(100)	1
GLM	3,746	12	336	4,094	(1,202)	(65)	0	(1,267)	2,827	(3,127)	(300)
GST	0	0	0	0	0	(61)	(135)	(196)	(196)	358	162
HUS	1,292	3	0	1,295	(11,432)	0	(121)	(11,553)	(10,258)	11,539	1,281
JPM	621	0	0	621	(360)	(106)	(96)	(562)	59	281	340
MEI	0	0	0	0	0	0	0	0	0	(680)	(680)
MYC	0	148	0	148	0	(108)	(14)	(122)	26	(1,090)	(1,064)
MYI	442	0	0	442	(2,011)	0	0	(2,011)	(1,569)	2,226	657
SCX	93	0	0	93	(3,965)	0	0	(3,965)	(3,872)	4,508	636
SOG	0	0	0	0	(292)	0	0	(292)	(292)	263	(29)
SSB	309	0	0	309	(311)	0	0	(311)	(2)	0	(2)
TOR	82	0	0	82	(497)	0	0	(497)	(415)	539	124
UAG	1,135	0	0	1,135	(1,510)	0	0	(1,510)	(375)	801	426

Total Over the Counter	$11,877	$451	$747	$13,075	$(28,705)	$(644)	$(980)	$(30,329)

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	157

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

(o)

Securities with an aggregate market value of $23,742 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)	The underlying instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(3)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(5)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(7)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(8)	At the maturity date, the notional amount of the currency received will be exchanged back for the notional amount of the currency delivered.
(9)

Receive represents that the Fund receives payments for any positive net return on the underlying reference. The Fund makes payments for any negative net return on such underlying reference. Pay represents that the Fund receives payments for any negative net return on the underlying reference. The Fund makes payments for any positive net return on such underlying reference.

(10)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$44	$44
Futures	0	0	0	0	688	688
Swap Agreements	0	6	0	0	758	764

	$0	$6	$0	$0	$1,490	$1,496

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,877	$0	$11,877
Purchased Options	0	0	0	103	348	451
Swap Agreements	0	0	0	664	83	747

	$0	$0	$0	$12,644	$431	$13,075

	$0	$6	$0	$12,644	$1,921	$14,571

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$453	$453
Swap Agreements	0	302	0	0	400	702

	$0	$302	$0	$0	$853	$1,155

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$28,705	$0	$28,705
Written Options	0	288	0	65	291	644
Swap Agreements	0	791	0	0	189	980

	$0	$1,079	$0	$28,770	$480	$30,329

	$0	$1,381	$0	$28,770	$1,333	$31,484

158	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

September 30, 2020 (Unaudited)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(334)	$(334)
Futures	0	0	0	0	1,796	1,796
Swap Agreements	0	(852)	0	0	(6,781)	(7,633)

	$0	$(852)	$0	$0	$(5,319)	$(6,171)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$21,536	$0	$21,536
Purchased Options	0	0	0	(707)	(268)	(975)
Written Options	0	109	0	192	806	1,107
Swap Agreements	0	(206)	0	(329)	(2,434)	(2,969)

	$0	$(97)	$0	$20,692	$(1,896)	$18,699

	$0	$(949)	$0	$20,692	$(7,215)	$12,528

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$247	$247
Futures	0	0	0	0	4,739	4,739
Swap Agreements	0	(2,168)	0	0	10,056	7,888

	$0	$(2,168)	$0	$0	$15,042	$12,874

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$34,023	$0	$34,023
Purchased Options	0	0	0	447	223	670
Written Options	0	(14)	0	1,044	1,087	2,117
Swap Agreements	0	281	0	2,253	417	2,951

	$0	$267	$0	$37,767	$1,727	$39,761

	$0	$(1,901)	$0	$37,767	$16,769	$52,635

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Argentina
Corporate Bonds & Notes	$0	$64	$0	$64
Sovereign Issues	0	434	0	434
Australia
Asset-Backed Securities	0	436	0	436
Non-Agency Mortgage-Backed Securities	0	4,057	0	4,057
Sovereign Issues	0	54,245	0	54,245
Austria
Corporate Bonds & Notes	0	251	0	251
Brazil
Corporate Bonds & Notes	0	6,538	0	6,538
Loan Participations and Assignments	0	0	1,005	1,005
Canada
Corporate Bonds & Notes	0	9,949	0	9,949
Non-Agency Mortgage-Backed Securities	0	3,534	0	3,534
Sovereign Issues	0	4,963	0	4,963
Cayman Islands
Asset-Backed Securities	0	27,791	0	27,791
Corporate Bonds & Notes	0	12,808	0	12,808
Chile
Sovereign Issues	0	1,262	0	1,262
China
Sovereign Issues	0	132,234	0	132,234
Denmark
Corporate Bonds & Notes	0	57,654	0	57,654
France
Corporate Bonds & Notes	0	9,307	0	9,307
Sovereign Issues	0	42,440	0	42,440
Germany
Corporate Bonds & Notes	0	25,440	0	25,440

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Guernsey, Channel Islands
Corporate Bonds & Notes	$0	$1,292	$0	$1,292
Hong Kong
Corporate Bonds & Notes	0	732	0	732
India
Corporate Bonds & Notes	0	1,320	0	1,320
Indonesia
Sovereign Issues	0	1,239	0	1,239
Ireland
Asset-Backed Securities	0	12,914	0	12,914
Corporate Bonds & Notes	0	1,259	0	1,259
Israel
Sovereign Issues	0	12,918	0	12,918
Italy
Corporate Bonds & Notes	0	19,713	0	19,713
Sovereign Issues	0	24,147	0	24,147
Japan
Corporate Bonds & Notes	0	15,316	0	15,316
Sovereign Issues	0	138,170	0	138,170
Kuwait
Sovereign Issues	0	8,118	0	8,118
Lithuania
Sovereign Issues	0	2,252	0	2,252
Luxembourg
Corporate Bonds & Notes	0	4,172	0	4,172
Malaysia
Corporate Bonds & Notes	0	1,734	0	1,734
Sovereign Issues	0	6,500	0	6,500
Mexico
Sovereign Issues	0	672	0	672

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	159

Schedule of Investments PIMCO International Bond Fund (Unhedged) (Cont.)

September 30, 2020 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Netherlands
Asset-Backed Securities	$0	$9,650	$0	$9,650
Corporate Bonds & Notes	0	11,644	0	11,644
Preferred Securities	0	700	0	700
New Zealand
Sovereign Issues	0	2,558	0	2,558
Norway
Corporate Bonds & Notes	0	1,183	0	1,183
Panama
Sovereign Issues	0	376	0	376
Peru
Sovereign Issues	0	14,483	0	14,483
Poland
Sovereign Issues	0	87	0	87
Qatar
Loan Participations and Assignments	0	0	6,995	6,995
Sovereign Issues	0	23,308	0	23,308
Russia
Sovereign Issues	0	2,453	0	2,453
Saudi Arabia
Corporate Bonds & Notes	0	1,128	0	1,128
Sovereign Issues	0	10,030	0	10,030
Singapore
Corporate Bonds & Notes	0	5,452	0	5,452
Slovenia
Sovereign Issues	0	5,960	0	5,960
South Africa
Sovereign Issues	0	1,052	0	1,052
South Korea
Sovereign Issues	0	27,430	0	27,430
Spain
Corporate Bonds & Notes	0	3,690	0	3,690
Sovereign Issues	0	65,361	0	65,361
Switzerland
Corporate Bonds & Notes	0	13,107	0	13,107
United Arab Emirates
Corporate Bonds & Notes	0	1,654	0	1,654
Sovereign Issues	0	4,316	0	4,316
United Kingdom
Corporate Bonds & Notes	0	91,049	0	91,049
Non-Agency Mortgage-Backed Securities	0	63,989	0	63,989
Preferred Securities	0	502	0	502
Sovereign Issues	0	19,807	0	19,807
United States
Asset-Backed Securities	0	55,953	0	55,953
Corporate Bonds & Notes	0	94,370	0	94,370

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Loan Participations and Assignments	$0	$1,106	$0	$1,106
Municipal Bonds & Notes	0	323	0	323
Non-Agency Mortgage-Backed Securities	0	68,461	0	68,461
Preferred Securities	0	3,983	0	3,983
U.S. Government Agencies	0	516,354	0	516,354
U.S. Treasury Obligations	0	78,850	0	78,850
Short-Term Instruments
Repurchase Agreements	0	2,627	0	2,627
U.S. Treasury Bills	0	10	0	10

	$0	$1,848,881	$8,000	$1,856,881

Investments in Affiliates, at Value
Short-Term Instruments
Central Funds Used for Cash Management Purposes	$1,190	$0	$0	$1,190

Total Investments	$1,190	$1,848,881	$8,000	$1,858,071

Short Sales, at Value - Liabilities
Canada
Sovereign Issues	$0	$(7,864)	$0	$(7,864)
United States
U.S. Government Agencies	0	(106,681)	0	(106,681)

	$0	$(114,545)	$0	$(114,545)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	732	764	0	1,496
Over the counter	0	13,075	0	13,075

	$732	$13,839	$0	$14,571

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(453)	(702)	0	(1,155)
Over the counter	(3)	(30,303)	(23)	(30,329)

	$(456)	$(31,005)	$(23)	$(31,484)

Total Financial Derivative Instruments	$276	$(17,166)	$(23)	$(16,913)

Totals	$1,466	$1,717,170	$7,977	$1,726,613

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

160	PIMCO INTERNATIONAL BOND FUNDS	See Accompanying Notes

Notes to Financial Statements

September 30, 2020 (Unaudited)

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class, I-2, I-3, Administrative Class, Class A and Class C shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. The PIMCO Emerging Markets Full Spectrum Bond Fund may invest assets in funds of the Trust and funds of PIMCO Equity Series and PIMCO ETF Trust, affiliated open-end investment companies, except funds of funds and series of the Trust sub-advised by Gurtin Municipal Bond Management (“Underlying PIMCO Funds”), and unaffiliated funds, which may or may not be registered under the 1940 Act (collectively, “Acquired Funds”). To the extent Underlying PIMCO Funds of the Trust or PIMCO Equity Series are held, Institutional Class or Class M shares will be held.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Foreign Currency Translation  The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest directly or indirectly through investments in Underlying PIMCO Funds or Acquired Funds, as applicable, in foreign currency-denominated securities and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	161

Notes to Financial Statements (Cont.)

in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Multi-Class Operations  Each class offered by the Trust has equal rights as to assets and voting privileges (except that shareholders of a class have exclusive voting rights regarding any matter relating solely to that class of shares). Income and non-class specific expenses are allocated daily to each class on the basis of the relative net assets. Realized and unrealized capital gains (losses) are allocated daily based on the relative net assets of each class of the respective Fund. Class specific expenses, where applicable, currently include supervisory and administrative and distribution and servicing fees. Under certain circumstances, the per share net asset value (“NAV”) of a class of the respective Fund’s shares may be different from the per share NAV of another class of shares as a result of the different daily expense accruals applicable to each class of shares.

(d) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Emerging Markets Bond Fund	Daily	Monthly

PIMCO Emerging Markets Corporate Bond Fund	Daily	Monthly

PIMCO Emerging Markets Currency and Short-Term Investments Fund	Daily	Monthly

PIMCO Emerging Markets Full Spectrum Bond Fund	Daily	Monthly

PIMCO Global Advantage® Strategy Bond Fund	Daily	Monthly

PIMCO Global Bond Opportunities Fund (Unhedged)	Daily	Monthly

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	Daily	Monthly

PIMCO International Bond Fund (Unhedged)	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(e) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover

162	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2020 (Unaudited)

transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s NAV. The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	163

Notes to Financial Statements (Cont.)

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund (or, in each instance in this paragraph, as applicable, an Underlying PIMCO Fund or Acquired Fund) uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy   U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

164	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2020 (Unaudited)

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	165

Notes to Financial Statements (Cont.)

volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Adviser may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Adviser does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

The PIMCO Emerging Markets Full Spectrum Bond Fund may invest substantially all or a significant portion of its assets in the Underlying PIMCO Funds and may also invest in the Acquired Funds. The Underlying PIMCO Funds are considered to be affiliated with the PIMCO Emerging Markets Full Spectrum Bond Fund. A complete schedule of portfolio holdings for each affiliate fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available at the SEC’s website at www.sec.gov. A copy of each affiliate fund’s shareholder report is also available at the SEC’s website at www.sec.gov, on the Funds’ website at www.pimco.com, or upon request, as applicable. The table below shows the transactions in and earnings from investments in these Underlying PIMCO Funds or Acquired Funds for the period ended September 30, 2020 (amounts in thousands†):

PIMCO Emerging Markets Full Spectrum Bond Fund

Underlying PIMCO Funds	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$54,228	$28,152	$(6,743)	$165	$7,955	$83,757	$1,549	$0

PIMCO Emerging Markets Corporate Bond Fund	58,789	22,802	(3,936)	(502)	7,759	84,912	1,383	0

PIMCO Emerging Markets Local Currency and Bond Fund	115,178	42,376	(5,095)	(920)	14,511	166,050	3,609	0

PIMCO Short-Term Floating NAV Portfolio III	12,115	73,826	(78,400)	(31)	82	7,592	27	0

Totals	$240,310	$167,156	$(94,174)	$(1,288)	$30,307	$342,311	$6,568	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders in the Notes to Financial Statements for more information.

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Each Fund may invest in the PIMCO Short Asset Portfolio and the PIMCO Short-Term Floating NAV Portfolio III (“Central Funds”) to the extent permitted by the Act and rules thereunder. The Central Funds are registered investment companies created for use solely by the series of the Trust and other series of registered investment companies advised by the Adviser, in connection with their cash management activities. The main investments of the Central Funds are money market and short maturity fixed income instruments. The Central Funds may incur expenses related to their investment activities, but do not pay Investment Advisory Fees or Supervisory and Administrative Fees to the Adviser. The Central Funds are considered to be affiliated with the Funds. The tables below show the Funds’ transactions in and earnings from investments in the affiliated Funds for the period ended September 30, 2020 (amounts in thousands†):

Investments in PIMCO Short Asset Portfolio
Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	$82,419	$142	$(83,400)	$(889)	$2,066	$338	$142	$0

PIMCO Global Advantage® Strategy Bond Fund	207	2	(1)	0	7	215	2	0

PIMCO Global Bond Opportunities Fund (Unhedged)	177	1	0	0	6	184	1	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	54,008	44	(54,060)	(950)	1,507	549	44	0

PIMCO International Bond Fund (Unhedged)	5,877	9	(5,350)	(83)	155	608	9	0

Investments in PIMCO Short-Term Floating NAV Portfolio III

Fund Name	Market Value 03/31/2020	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 09/30/2020	Dividend Income(1)	Realized Net Capital Gain Distributions(1)

PIMCO Emerging Markets Bond Fund	$167,794	$553,017	$(620,100)	$99	$726	$101,536	$417	$0

PIMCO Emerging Markets Corporate Bond Fund	115	43,707	(37,600)	2	1	6,225	6	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	111	705,463	(459,200)	150	1	246,525	163	0

PIMCO Global Advantage® Strategy Bond Fund	88	24,603	(24,500)	2	0	193	1	0

PIMCO Global Bond Opportunities Fund (Unhedged)	10	48,605	(48,400)	7	0	222	5	0

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	2,524	259,694	(252,000)	167	1	10,386	94	0

PIMCO International Bond Fund (Unhedged)	160	169,811	(169,400)	11	0	582	10	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations and may contain a return of capital. The actual tax characterization of distributions received is determined at the end of the fiscal year of the affiliated fund. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(b) Investments in Securities

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Inflation-Indexed Bonds  are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Loans and Other Indebtedness, Loan Participations and Assignments  are direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by the Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a

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Notes to Financial Statements (Cont.)

loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. Unfunded loan commitments are reflected as a liability on the Statements of Assets and Liabilities.

Mortgage-Related and Other Asset-Backed Securities   directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including, but not limited to, auto loans, accounts receivable, such as credit card receivables and hospital account receivables, home equity loans, student loans, boat loans, mobile home loans, recreational vehicle loans, manufactured housing loans, aircraft leases, computer leases and syndicated bank loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) the risk that a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

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Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  may give the issuer the option at each interest payment date of making interest payments in either cash and/or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Perpetual Bonds  are fixed income securities with no maturity date but pay a coupon in perpetuity (with no specified ending or maturity date). Unlike typical fixed income securities, there is no obligation for perpetual bonds to repay principal. The coupon payments, however, are mandatory. While perpetual bonds have no maturity date, they may have a callable date in which the perpetuity is eliminated and the issuer may return the principal received on the specified call date. Additionally, a perpetual bond may have additional features, such as interest rate increases at periodic dates or an increase as of a predetermined point in the future.

Restricted Investments  are subject to legal or contractual restrictions on resale and may generally be sold privately, but may be required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted investments may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted investments held by the Funds at September 30, 2020, as applicable, are disclosed in the Notes to Schedules of Investments.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

In June 2019, under the Single Security Initiative, FNMA and FHLMC started issuing Uniform Mortgage Backed Securities in place of their current offerings of TBA-eligible securities. The Single Security Initiative seeks to support the overall liquidity of the TBA market and aligns the characteristics of FNMA and FHLMC certificates. The effects that the Single Security Initiative may have on the market for TBA and other mortgage-backed securities are uncertain.

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Notes to Financial Statements (Cont.)

Roll-timing strategies can be used where a Fund seeks to extend the expiration or maturity of a position, such as a TBA security on an underlying asset, by closing out the position before expiration and opening a new position with respect to substantially the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

Warrants  are securities that are usually issued together with a debt security or preferred security and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  are purchases or sales made on a when-issued basis. These transactions are made conditionally because a security,

although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

(a) Repurchase Agreements  Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. In an open maturity repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are

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reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  A sale-buyback financing transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Adviser or will otherwise cover its obligations under sale-buyback transactions.

(d) Short Sales  Short sales are transactions in which a Fund sells a security that it may not own. A Fund may make short sales of securities to (i) offset potential declines in long positions in similar securities, (ii) to increase the flexibility of the Fund, (iii) for investment return, (iv) as part of a risk arbitrage strategy, and (v) as part of its overall portfolio management strategies involving the use of derivative instruments. When a Fund engages in a short sale, it may borrow the security sold short and deliver it to the counterparty. A Fund will ordinarily have to pay a fee or premium to borrow a security and be obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. Securities sold in short sale transactions and the dividend or interest payable on such securities, if any, are reflected as payable for short sales on the Statements of Assets and Liabilities. Short sales expose a Fund to the risk that it will be required to cover its short position at a time when the security or other asset has appreciated in value, thus resulting in losses to a Fund. A short sale is “against the box” if a Fund holds in its portfolio or has the right to acquire the security sold short, or securities identical to the security sold short, at no additional cost. A Fund will be subject to additional risks to the extent that it engages in short sales that are not “against the box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where a Fund is unable, for whatever reason, to close out its short position.

(e) Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

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Notes to Financial Statements (Cont.)

6. FINANCIAL DERIVATIVE INSTRUMENTS

The Funds (and where applicable, certain Acquired Funds and Underlying PIMCO Funds) may enter into the financial derivative instruments described below to the extent permitted by each Fund’s respective investment policies.

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  may be engaged, in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  are agreements to buy or sell a security or other asset for a set price on a future date and are traded on an exchange. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Futures Variation Margins, if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  may be written or purchased to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded and subsequently marked to market to reflect the current value of the option written. These amounts are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these

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options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  may be written or purchased to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection on a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  may be written or purchased to be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

Interest Rate-Capped Options  may be written or purchased to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  may be written or purchased to enter into a pre-defined swap agreement or to shorten, extend, cancel or otherwise modify an existing swap agreement, by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  (“Futures Option”) may be written or purchased to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  may be written or purchased to enhance returns or to hedge an existing position or future investment. An option on a security uses a specified security as the underlying instrument for the option contract.

(d) Swap Agreements  are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. Centrally Cleared and OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying certain of a Fund’s investment policies and restrictions, swap agreements, like other derivative instruments, may be valued by a Fund at market value, notional value or full exposure value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions.

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Notes to Financial Statements (Cont.)

For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times, have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the values of the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to OTC swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues are entered into to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes

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periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Cross-Currency Swap Agreements  are entered into to gain or mitigate exposure to currency risk. Cross-currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates. The exchange of currencies at the inception date of the contract takes place at the current spot rate. The re-exchange at maturity may take place at the same exchange rate, a specified rate, or the then current spot rate. Interest payments, if applicable, are made between the parties based on interest rates available in the two currencies at the inception of the contract. The terms of cross-currency swap contracts may extend for many years. Cross-currency swaps are usually negotiated with commercial and investment banks. Some cross-currency swaps may not provide for exchanging principal cash flows, but only for exchanging interest cash flows.

Interest Rate Swap Agreements  may be entered into to help hedge against interest rate risk exposure and to maintain a Fund’s ability to generate income at prevailing market rates. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  are entered into to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest in exchange for a market-linked return. One counterparty pays out the total return of a specific underlying reference asset, which may include a single security, a basket of securities, or an index, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference asset less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return.

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Notes to Financial Statements (Cont.)

7. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Emerging Markets Bond Fund	PIMCO Emerging Markets Corporate Bond Fund	PIMCO Emerging Markets Currency and Short-Term Investments Fund	PIMCO Emerging Markets Full Spectrum Bond Fund	PIMCO Global Advantage® Strategy Bond Fund	PIMCO Global Bond Opportunities Fund (Unhedged)	PIMCO Global Bond Opportunities Fund (U.S. Dollar- Hedged)	PIMCO International Bond Fund (Unhedged)

Allocation	—	—	—	X	—	—	—	—

Acquired Fund	—	—	—	X	—	—	—	—

Interest Rate	X	X	X	X	X	X	X	X

Call	X	X	X	X	X	X	X	X

Credit	X	X	X	X	X	X	X	X

High Yield	X	X	X	X	X	X	X	X

Distressed Company	—	—	—	X	—	—	—	—

Market	X	X	X	X	X	X	X	X

Issuer	X	X	X	X	X	X	X	X

Liquidity	X	X	X	X	X	X	X	X

Derivatives	X	X	X	X	X	X	X	X

Commodity	—	—	—	X	—	—	—	—

Equity	X	—	X	X	X	X	X	X

Mortgage-Related and Other Asset-Backed Securities	X	X	X	X	X	X	X	X

Foreign (Non-U.S.) Investment	X	X	X	X	X	X	X	X

Real Estate	X	X	X	X	—	—	—	—

Emerging Markets	X	X	X	X	X	X	X	X

Sovereign Debt	X	X	X	X	X	X	X	X

Currency	X	X	X	X	X	X	X	X

Smaller Company	—	—	—	X	—	—	—	—

Leveraging	X	X	X	X	X	X	X	X

Issuer Non-Diversification	—	—	—	—	—	X	X	—

Management	X	X	X	X	X	X	X	X

Short Exposure	X	X	X	X	X	X	X	X

Tax	—	—	—	X	—	—	—	—

Subsidiary	—	—	—	X	—	—	—	—

Value Investing	—	—	—	X	—	—	—	—

Arbitrage	—	—	—	X	—	—	—	—

Convertible Securities	—	—	—	X	—	—	—	—

Exchange-Traded Fund	—	—	—	X	—	—	—	—

LIBOR Transition	X	X	X	X	X	X	X	X

The principal risks of investing in a Fund include risks from direct investments and/or, for certain Funds that invest in Acquired Funds or Underlying PIMCO Funds, indirect exposure through investment in such Acquired Funds or Underlying PIMCO Funds. Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Allocation Risk  is the risk that a Fund could lose money as a result of less than optimal or poor asset allocation decisions. A Fund could miss attractive investment opportunities by underweighting markets that subsequently experience significant returns and could lose value by overweighting markets that subsequently experience significant declines.

Acquired Fund Risk  is the risk that a Fund’s performance is closely related to the risks associated with the securities and other investments held by the Acquired Funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of the Acquired Funds to achieve their investment objectives.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

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Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

High Yield Risk  is the risk that high yield securities and unrated securities of similar credit quality (commonly known as “junk bonds”) are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer’s continuing ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity.

Distressed Company Risk  is the risk that securities of distressed companies may be subject to greater levels of credit, issuer and liquidity risk than a portfolio that does not invest in such securities. Securities of distressed companies include both debt and equity securities. Debt securities of distressed companies are considered predominantly speculative with respect to the issuers’ continuing ability to make principal and interest payments.

Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Derivatives Risk  is the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, and valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and a Fund could lose more than the initial amount invested. A Fund’s use of derivatives may result in losses to the Fund, a reduction in the Fund’s returns and/or increased volatility. Over-the-counter (“OTC”) derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. The primary credit risk on derivatives that are exchange-traded or traded through a central clearing counterparty resides with a Fund’s clearing broker, or the clearinghouse. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and a Fund’s performance.

Commodity Risk  is the risk that investing in commodity-linked derivative instruments may subject a Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, public health emergencies, embargoes, tariffs and international economic, political and regulatory developments.

Equity Risk  is the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities.

Mortgage-Related and Other Asset-Backed Securities Risk  is the risk of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk.

Foreign (Non-U.S.) Investment Risk  is the risk that investing in foreign (non-U.S.) securities may result in a Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments.

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Notes to Financial Statements (Cont.)

Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers.

Real Estate Risk  is the risk that a Fund’s investments in Real Estate Investment Trusts (“REITs”) or real estate-linked derivative instruments will subject the Fund to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. A Fund’s investments in REITs or real estate-linked derivative instruments subject it to management and tax risks. In addition, privately traded REITs subject a Fund to liquidity and valuation risk.

Emerging Markets Risk  is the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk.

Sovereign Debt Risk  is the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer’s inability or unwillingness to make principal or interest payments in a timely fashion.

Currency Risk  is the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect a Fund’s investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies.

Smaller Company Risk  is the risk that the value of securities issued by a smaller company may go up or down, sometimes rapidly and unpredictably as compared to more widely held securities, due to narrow markets and limited resources of smaller companies. A Fund’s investments in smaller companies subject it to greater levels of credit, market and issuer risk.

Leveraging Risk  is the risk that certain transactions of a Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing a Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by PIMCO will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO and the individual portfolio manager in connection with managing a Fund and may cause PIMCO to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

Short Exposure Risk  is the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to a Fund.

Tax Risk  is the risk that the tax treatment of swap agreements and other derivative instruments, such as commodity-linked derivative instruments, including commodity index-linked notes, swap agreements, commodity options, futures, and options on futures, may be affected by future regulatory or legislative changes that could affect whether income from such investments is “qualifying income” under Subchapter M of the Internal Revenue Code, or otherwise affect the character, timing and/or amount of a Fund’s taxable income or gains and distributions.

Subsidiary Risk  is the risk that, by investing in certain Underlying PIMCO Funds that invest in a subsidiary (each a “Subsidiary”), a Fund is indirectly exposed to the risks associated with a Subsidiary’s investments. The Subsidiaries are not registered under the 1940 Act and may not be subject to all the investor protections of the 1940 Act. There is no guarantee that the investment objective of a Subsidiary will be achieved.

Value Investing Risk  is the risk that a value stock may decrease in price or may not increase in price as anticipated by PIMCO if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Arbitrage Risk  is the risk that securities purchased pursuant to an arbitrage strategy intended to take advantage of a perceived relationship between the value of two securities may not perform as expected.

Convertible Securities Risk  is the risk that arises when convertible securities share both fixed income and equity characteristics. Convertible securities are subject to risks to which fixed income and equity investments are subject. These risks include equity risk, interest rate risk and credit risk.

Exchange-Traded Fund Risk  is the risk that an exchange-traded fund may not track the performance of the index it is designed to track, among other reasons, because of exchange rules, market prices of

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shares of an exchange-traded fund may fluctuate rapidly and materially, or shares of an exchange-traded fund may trade significantly above or below net asset value, any of which may cause losses to a Fund invested in the exchange-traded fund.

LIBOR Transition Risk  is the risk related to the anticipated discontinuation of the London Interbank Offered Rate (“LIBOR”) by the end of 2021. Certain instruments held by the Fund rely in some fashion upon LIBOR. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests can be difficult to ascertain. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR and may result in a reduction in value of certain instruments held by the Fund.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	179

Notes to Financial Statements (Cont.)

breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

8. MASTER NETTING ARRANGEMENTS

A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or certain sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission. In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are generally exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end are disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions

180	PIMCO INTERNATIONAL BOND FUNDS

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under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset

Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for all classes, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Investment Advisory Fee	Supervisory and Administrative Fee
Fund Name	All Classes	Institutional Class	I-2	I-3		Administrative Class	Class A	Class C
PIMCO Emerging Markets Bond Fund	0.45%	0.38%	0.48%	0.58%	(1)	N/A	0.50%	0.50%
PIMCO Emerging Markets Corporate Bond Fund	0.50%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Emerging Markets Currency and Short-Term Investments Fund	0.45%	0.40%	0.50%	N/A		N/A	0.55%	N/A
PIMCO Emerging Markets Full Spectrum Bond Fund	0.54%	0.40%	N/A	N/A		N/A	N/A	N/A
PIMCO Global Advantage® Strategy Bond Fund	0.35%	0.30%	N/A	N/A		N/A	0.45%	N/A
PIMCO Global Bond Opportunities Fund (Unhedged)	0.25%	0.30%	N/A	N/A		0.30%	0.45%	N/A
PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0.25%	0.30%	0.40%	N/A		0.30%	0.40%	0.40%
PIMCO International Bond Fund (Unhedged)	0.25%	0.25%	0.35%	0.45%	(1)	0.25%	0.40%	0.40%

(1)	PIMCO has contractually agreed, through July 31, 2021, to waive its supervisory and administrative fee for I-3 shares by 0.05% of the average daily net assets attributable to I-3 shares of the Fund.

(c) Distribution and Servicing Fees   PIMCO Investments LLC, a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of the Trust’s shares.

The Trust has adopted separate Distribution and Servicing Plans with respect to the Class A and Class C shares of the Trust pursuant to Rule 12b-1 under the Act. In connection with the distribution of Class C shares of the Trust, the Distributor receives distribution fees from the Trust of up to 0.75% for Class C shares, and in connection with personal services rendered to Class A and Class C shareholders and the maintenance of such shareholder accounts, the Distributor receives servicing fees from the Trust of up to 0.25% for each of Class A and Class C shares (percentages reflect annual rates of the average daily net assets attributable to the applicable class).

The Trust has adopted a Distribution and Servicing Plan with respect to the Administrative Class shares of each Fund pursuant to Rule 12b-1 under the Act (the “Administrative Class Plan”). Under the terms of the Administrative Class Plan, a Fund may compensate the Distributor for providing, or procuring through financial intermediaries, distribution, administrative, recordkeeping, shareholder and/or related services with respect to Administrative Class shares. The Administrative Class Plan permits a Fund to make total payments at an annual rate of up to 0.25% of the average daily net assets attributable to the Administrative Class shares.

The Trust paid distribution and servicing fees at effective rates as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to each class):

	Allowable Rate

	Distribution Fee	Servicing Fee
Class A

All Funds	—	0.25%
Class C

All Funds	0.75%	0.25%

	Distribution and/or Servicing Fee
Administrative Class

All Funds	0.25%

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	181

Notes to Financial Statements (Cont.)

The Distributor also received the proceeds of the initial sales charges paid by the shareholders upon the purchase of Class A shares, except for the PIMCO Short Asset Investment Fund, and the contingent deferred sales charges paid by the shareholders upon certain redemptions of Class A and Class C shares, except for the PIMCO Government Money Market Fund and the PIMCO Short Asset Investment Fund. For the period ended September 30, 2020, the Distributor retained $2,983,647 representing commissions (sales charges) and contingent deferred sales charges from the Trust.

(d) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); (v) extraordinary expense, including costs of litigation and indemnification expenses; (vi) organizational expenses; and (vii) any expenses allocated or allocable to a specific class of shares, which include service fees payable with respect to the Administrative Class Shares, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(e) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.
In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or reimbursed as set forth above (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed, through July 31, 2021, to reduce its supervisory and administrative fee for I-3 shares of the PIMCO Emerging Markets Bond Fund and PIMCO International Bond Fund (Unhedged). This Fee Waiver Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Emerging Markets Bond Fund	$1

PIMCO International Bond Fund (Unhedged)	24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

(f) Acquired Fund Fees and Expenses  The Underlying PIMCO Fund Expenses that are used for purposes of implementing the expense reduction described below are calculated using the advisory and supervisory and administrative fees for each Underlying PIMCO Fund over the total assets invested in Underlying PIMCO Funds. Underlying PIMCO Fund expenses for the Fund will vary with changes in the expenses of the Underlying PIMCO Funds, as well as the allocation of a Fund’s assets.

PIMCO has contractually agreed, through July 31, 2021, to waive first, the Investment Advisory Fee and, second, to the extent necessary, the Supervisory and Administrative Fee it receives from the PIMCO Emerging Markets Full Spectrum Fund in an amount equal to the expenses attributable to Investment Advisory and Supervisory and Administrative Fees of Underlying PIMCO Funds indirectly incurred by the Fund in connection with the Fund’s investments in Underlying PIMCO Funds, to the extent the Fund’s advisory fee or advisory fee and supervisory and administrative fee taken together are greater than or equal to the advisory fees and supervisory and administrative fees of the Underlying PIMCO Funds. This waiver renews annually for a full

182	PIMCO INTERNATIONAL BOND FUNDS

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year unless terminated by PIMCO upon at least 30 days’ notice prior to the end of the contract term. The waiver is reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the amount waived was $1,288,296.

10. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. Purchases and sales of securities pursuant to Rule 17a-7 under the Act for the period ended September 30, 2020, were as follows (amounts in thousands†):

Fund Name	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$172,244	$75,966

PIMCO Emerging Markets Corporate Bond Fund	3,945	0

PIMCO Emerging Markets Currency and Short-Term Investments Fund	527	140,717

PIMCO Global Advantage® Strategy Bond Fund	8,861	10,852

PIMCO Global Bond Opportunities Fund (Unhedged)	1,336	17,031

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	8,990	18,584

PIMCO International Bond Fund (Unhedged)	6,221	29,570

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Emerging Markets Bond Fund	$328,705	$562,130	$681,471	$402,408

PIMCO Emerging Markets Corporate Bond Fund	0	0	52,643	28,199

PIMCO Emerging Markets Currency and Short-Term Investments Fund	2,268	2,269	146,750	1,538,012

PIMCO Emerging Markets Full Spectrum Bond Fund	0	0	93,330	15,774

PIMCO Global Advantage® Strategy Bond Fund	1,370,210	1,387,278	68,251	78,174

PIMCO Global Bond Opportunities Fund (Unhedged)	768,318	779,414	33,205	57,748

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	3,643,987	3,706,236	150,066	182,678

PIMCO International Bond Fund (Unhedged)	5,024,107	5,070,303	255,275	254,719

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	183

Notes to Financial Statements (Cont.)

13. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Emerging Markets Bond Fund				PIMCO Emerging Markets Corporate Bond Fund

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	60,139	$598,479	66,919	$672,249	5,490	$56,874	3,727	$40,373

I-2	5,605	56,545	10,785	113,091	N/A	N/A	N/A	N/A

I-3	119	1,210	262	2,726	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	1,640	16,751	4,977	52,356	N/A	N/A	N/A	N/A

Class C	201	2,055	391	4,099	N/A	N/A	N/A	N/A
Issued as reinvestment of distributions

Institutional Class	2,967	30,036	6,002	62,598	227	2,362	481	5,131

I-2	258	2,613	505	5,264	N/A	N/A	N/A	N/A

I-3	6	65	9	97	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	362	3,660	908	9,469	N/A	N/A	N/A	N/A

Class C	29	295	85	891	N/A	N/A	N/A	N/A
Cost of shares redeemed

Institutional Class	(41,453)	(418,963)	(84,524)	(863,566)	(3,057)	(31,411)	(6,715)	(71,432)

I-2	(4,358)	(42,373)	(9,096)	(94,141)	N/A	N/A	N/A	N/A

I-3	(117)	(1,210)	(74)	(750)	N/A	N/A	N/A	N/A

Administrative Class	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Class A	(2,650)	(26,232)	(8,353)	(86,001)	N/A	N/A	N/A	N/A

Class C	(610)	(6,149)	(1,329)	(13,860)	N/A	N/A	N/A	N/A

Net increase (decrease) resulting from Fund share transactions	22,138	$216,782	(12,533)	$(135,478)	2,660	$27,825	(2,507)	$(25,928)

184	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2020 (Unaudited)

PIMCO Emerging Markets Currency and Short-Term Investments Fund				PIMCO Emerging Markets Full Spectrum Bond Fund				PIMCO Global Advantage® Strategy Bond Fund

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares		Amount

1,609	$11,813	27,722	$221,932	11,593	$81,245	9,791	$72,680	3,768	$41,852	8,591		$94,535

155	1,129	495	3,937	N/A	N/A	N/A	N/A	N/A	N/A	18	(a)	200	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

60	453	174	1,409	N/A	N/A	N/A	N/A	160	1,768	842		9,310

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

1,245	9,160	14,314	113,399	910	6,428	2,305	16,981	300	3,339	979		10,769

1	11	9	70	N/A	N/A	N/A	N/A	N/A	N/A	5	(a)	50	(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

7	55	63	501	N/A	N/A	N/A	N/A	10	110	21		227

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0	0	0		0

(205,414)	(1,503,012)	(117,989)	(881,217)	(1,773)	(11,951)	(30,102)	(221,564)	(6,591)	(72,289)	(15,921)		(174,657)

(108)	(801)	(704)	(5,587)	N/A	N/A	N/A	N/A	N/A	N/A	(223	)(a)	(2,490	)(a)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(171)	(1,291)	(960)	(7,667)	N/A	N/A	N/A	N/A	(208)	(2,289)	(326)		(3,578)

N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A		N/A

(202,616)	$(1,482,483)	(76,876)	$(553,223)	10,730	$75,722	(18,006)	$(131,903)	(2,561)	$(27,509)	(6,014)		$(65,634)

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	185

Notes to Financial Statements (Cont.)

	PIMCO Global Bond Opportunities Fund (Unhedged)				PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)

	Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020		Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount
Receipts for shares sold

Institutional Class	1,676	$14,995	3,835	$34,285	9,981	$103,965	26,382	$272,039

I-2	N/A	N/A	N/A	N/A	613	6,393	2,362	24,319

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	273	2,432	665	5,963	745	7,760	729	7,504

Class A	126	1,139	578	5,198	396	4,103	1,323	13,652

Class C	N/A	N/A	N/A	N/A	68	715	122	1,268
Issued as reinvestment of distributions

Institutional Class	150	1,346	531	4,755	481	4,986	2,470	25,386

I-2	N/A	N/A	N/A	N/A	42	435	231	2,373

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	68	608	234	2,097	8	87	24	247

Class A	8	71	35	315	30	314	184	1,890

Class C	N/A	N/A	N/A	N/A	3	26	24	243
Cost of shares redeemed

Institutional Class	(3,449)	(30,761)	(8,635)	(76,799)	(20,843)	(216,639)	(31,928)	(326,344)

I-2	N/A	N/A	N/A	N/A	(776)	(7,977)	(2,724)	(27,598)

I-3	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A

Administrative Class	(1,250)	(11,098)	(2,631)	(23,484)	(565)	(5,901)	(301)	(3,088)

Class A	(523)	(4,496)	(605)	(5,357)	(927)	(9,477)	(2,806)	(28,740)

Class C	N/A	N/A	N/A	N/A	(160)	(1,654)	(353)	(3,631)

Net increase (decrease) resulting from Fund share transactions	(2,921)	$(25,764)	(5,993)	$(53,027)	(10,904)	$(112,864)	(4,261)	$(40,480)

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Class I-2 Shares liquidated at the close of business February 07, 2020.

186	PIMCO INTERNATIONAL BOND FUNDS

September 30, 2020 (Unaudited)

PIMCO International Bond Fund (Unhedged)

Six Months Ended 09/30/2020 (Unaudited)		Year Ended 03/31/2020

Shares	Amount	Shares	Amount

12,235	$116,574	32,677	$310,977

12,037	118,654	12,286	117,866

2,652	25,628	7,515	71,938

168	1,576	279	2,645

3,015	29,031	9,476	90,780

41	399	102	967

559	5,374	1,869	17,805

91	884	287	2,736

77	740	164	1,556

24	236	95	904

138	1,327	411	3,918

1	12	7	68

(22,704)	(212,773)	(48,556)	(459,182)

(6,415)	(58,055)	(12,690)	(119,850)

(6,176)	(61,560)	(1,307)	(12,247)

(367)	(3,509)	(2,541)	(24,266)

(2,811)	(26,723)	(10,609)	(99,092)

(112)	(1,075)	(450)	(4,300)

(7,547)	$(63,260)	(10,985)	$(96,777)

The following table discloses the number of shareholders that own 10% or more of the Fund’s outstanding shares of a Fund along with their respective percent ownership, if any, as of September 30, 2020. Some of these shareholders may be considered related parties, which may include, but are not limited to, the investment adviser and its affiliates, affiliated broker dealers, fund of funds and directors or employees of the Trust or Adviser.

	Shareholders that own 10% or more of outstanding shares		Total percentage of portfolio held by shareholders that own 10% or more of outstanding shares

Fund Name	Non-Related Parties	Related Parties	Non-Related Parties	Related Parties

PIMCO Emerging Markets Corporate Bond Fund	0	2	0%	66%

PIMCO Emerging Markets Currency and Short-Term Investments Fund	0	3	0%	90%

PIMCO Emerging Markets Full Spectrum Bond Fund	2	0	46%	0%

PIMCO Global Advantage® Strategy Bond Fund	2	1	52%	11%

PIMCO Global Bond Opportunities Fund (Unhedged)	1	0	27%	0%

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1	0	11%	0%

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	187

Notes to Financial Statements (Cont.)

September 30, 2020 (Unaudited)

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of its last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Emerging Markets Bond Fund	$0	$193,636

PIMCO Emerging Markets Corporate Bond Fund*	17,221	30,732

PIMCO Emerging Markets Currency and Short-Term Investments Fund	345,824	250,076

PIMCO Emerging Markets Full Spectrum Bond Fund	18	64,910

PIMCO Global Advantage® Strategy Bond Fund*	10,815	1,830

PIMCO Global Bond Opportunities Fund (Unhedged)	0	282

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	0	0

PIMCO International Bond Fund (Unhedged)	0	523

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*

Portion of amount represents realized loss and recognized built-in loss under IRC section 382-83, which is carried forward to future years to offset future realized gain subject to certain limitations.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Emerging Markets Bond Fund	$2,482,135	$170,453	$(187,572)	$(17,119)

PIMCO Emerging Markets Corporate Bond Fund	174,951	4,225	(12,331)	(8,106)

PIMCO Emerging Markets Currency and Short-Term Investments Fund	654,050	61,238	(106,015)	(44,777)

PIMCO Emerging Markets Full Spectrum Bond Fund	364,041	0	(20,935)	(20,935)

PIMCO Global Advantage® Strategy Bond Fund	534,884	31,765	(18,297)	13,468

PIMCO Global Bond Opportunities Fund (Unhedged)	285,611	24,785	(8,634)	16,151

PIMCO Global Bond Opportunities Fund (U.S. Dollar-Hedged)	1,153,363	68,183	(26,292)	41,891

PIMCO International Bond Fund (Unhedged)	1,664,953	121,804	(64,785)	57,019

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

188	PIMCO INTERNATIONAL BOND FUNDS

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:

AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services LLC

BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	MYI	Morgan Stanley & Co. International PLC

BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NGF	Nomura Global Financial Products, Inc.

BOS	BofA Securities, Inc.	GLM	Goldman Sachs Bank USA	NOM	Nomura Securities International Inc.

BPG	BNP Paribas Securities Corp.	GRE	NatWest Markets Securities Inc.	RYL	NatWest Markets Plc

BPS	BNP Paribas S.A.	GSC	Goldman Sachs & Co. LLC	SCX	Standard Chartered Bank, London

BRC	Barclays Bank PLC	GST	Goldman Sachs International	SGY	Societe Generale, NY

BSH	Banco Santander S.A. - New York Branch	HUS	HSBC Bank USA N.A.	SOG	Societe Generale Paris

BSN	The Bank of Nova Scotia - Toronto	IND	Crédit Agricole Corporate and Investment Bank S.A.	SSB	State Street Bank and Trust Co.

CBK	Citibank N.A.	JML	JP Morgan Securities Plc	TDL	Toronto Dominion Bank London

CFR	Credit Suisse Securities (Europe) Ltd.	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC

CIB	Canadian Imperial Bank of Commerce	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank

DBL	Deutsche Bank AG London	MEI	Merrill Lynch International	UAG	UBS AG Stamford

DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co. LLC.

Currency Abbreviations:

ARS	Argentine Peso	GBP	British Pound	PHP	Philippine Peso

AUD	Australian Dollar	HKD	Hong Kong Dollar	PLN	Polish Zloty

BRL	Brazilian Real	HUF	Hungarian Forint	RON	Romanian New Leu

CAD	Canadian Dollar	IDR	Indonesian Rupiah	RUB	Russian Ruble

CHF	Swiss Franc	ILS	Israeli Shekel	SEK	Swedish Krona

CLP	Chilean Peso	INR	Indian Rupee	SGD	Singapore Dollar

CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	THB	Thai Baht

CNY	Chinese Renminbi (Mainland)	KRW	South Korean Won	TRY	Turkish New Lira

COP	Colombian Peso	KZT	Kazakhstani Tenge	TWD	Taiwanese Dollar

CZK	Czech Koruna	MXN	Mexican Peso	UAH	Ukrainian Hryvnia

DKK	Danish Krone	MYR	Malaysian Ringgit	USD (or $)	United States Dollar

DOP	Dominican Peso	NOK	Norwegian Krone	UYU	Uruguayan Peso

EGP	Egyptian Pound	NZD	New Zealand Dollar	VND	Vietnamese Dong

EUR	Euro	PEN	Peruvian New Sol	ZAR	South African Rand

Exchange Abbreviations:

CME	Chicago Mercantile Exchange	MSE	Montreal Stock Exchange	OTC	Over the Counter

Index/Spread Abbreviations:

BADLARPP	Argentina Badlar Floating Rate Notes	CNREPOFIX	China Fixing Repo Rates 7-Day	LIBOR03M	3 Month USD-LIBOR

CDOR03	3 month CDN Swap Rate	EUR003M	3 Month EUR Swap Rate	SOFRRATE	Secured Overnight Financing Rate

CDX.EM	Credit Derivatives Index - Emerging Markets	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	SONIO	Sterling Overnight Interbank Average Rate

CDX.HY	Credit Derivatives Index - High Yield	IBR	Indicador Bancario de Referencia	UKRPI	United Kingdom Retail Prices Index

CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR01M	1 Month USD-LIBOR	US0003M	3 Month USD Swap Rate

Other Abbreviations:

ABS	Asset-Backed Security	DAC	Designated Activity Company	PIK	Payment-in-Kind

AID	Agency International Development	EURIBOR	Euro Interbank Offered Rate	PRIBOR	Prague Interbank Offered Rate

ALT	Alternate Loan Trust	JIBAR	Johannesburg Interbank Agreed Rate	REMIC	Real Estate Mortgage Investment Conduit

BABs	Build America Bonds	JSC	Joint Stock Company	STIBOR	Stockholm Interbank Offered Rate

BBR	Bank Bill Rate	LIBOR	London Interbank Offered Rate	TBA	To-Be-Announced

BBSW	Bank Bill Swap Reference Rate	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD	To-Be-Determined

BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	NCUA	National Credit Union Administration	TELBOR	Tel Aviv Inter-Bank Offered Rate

CDI	Brazil Interbank Deposit Rate	NIBOR	Norwegian Interbank Offered Rate	THBFIX	Thai Baht Floating-Rate Fix

CHILIBOR	Chile Interbank Offered Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”

CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	WIBOR	Warsaw Interbank Offered Rate

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	189

Approval of Investment Advisory Contract and Other Agreements

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a “Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

190	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	191

Approval of Investment Advisory Contract and Other Agreements (Cont.)

capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

192	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds, differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	193

Approval of Investment Advisory Contract and Other Agreements (Cont.)

servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the

194	PIMCO INTERNATIONAL BOND FUNDS

(Unaudited)

enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	195

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4005SAR_093020

PIMCO FUNDS

Semiannual Report

September 30, 2020

Municipal Value Funds

PIMCO Gurtin California Municipal Intermediate Value Fund

PIMCO Gurtin California Municipal Opportunistic Value Fund

PIMCO Gurtin National Municipal Intermediate Value Fund

PIMCO Gurtin National Municipal Opportunistic Value Fund

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website, pimco.com/literature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by visiting pimco.com/edelivery or by contacting your financial intermediary, such as a broker-dealer or bank.

You may elect to receive all future reports in paper free of charge. If you own these shares through a financial intermediary, such as a broker-dealer or bank, you may contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 888.87.PIMCO (888.877.4626). Your election to receive reports in paper will apply to all funds held with the fund complex if you invest directly with the Fund or to all funds held in your account if you invest through a financial intermediary, such as a broker-dealer or bank.

This material is authorized for use only when preceded or accompanied by the current PIMCO Funds prospectuses. The Shareholder Reports for the other series of the PIMCO Funds are printed separately.

Chairman’s Letter

Dear Shareholder,

We hope that you and your families are remaining safe and healthy during these uncertain times. We appreciate the assets you have entrusted with us and will continue to work tirelessly to navigate changing economic and market conditions. Following this letter is the PIMCO Funds Semiannual Report, which covers the six-month reporting period ended September 30, 2020. On the subsequent pages, you will find specific details regarding investment results and discussion of the factors that most affected performance during the reporting period.

For the six-month reporting period ended September 30, 2020

COVID-19 took its toll on the U.S. economy, as it entered its first recession since the 2008 financial crisis. Looking back, U.S. gross domestic product (“GDP”) was an annualized -5.0% during the first quarter of 2020. The Commerce Department then reported that second-quarter annualized GDP was -31.4%, the steepest decline on record. Finally, the Commerce Department’s initial estimate for third-quarter GDP — released after the reporting period ended — was 33.1%.

The Federal Reserve (the “Fed”) took unprecedented actions to support the economy and keep markets functioning properly. In early March 2020, the Fed lowered the federal funds rate to a range between 1.00% and 1.25%. Later in the month, the Fed lowered the rate to a range between 0.00% and 0.25%. On March 23, the Fed announced that it would make unlimited purchases of Treasury and mortgage securities and, for the first time, it would purchase existing corporate bonds on the open market. Finally, in August, 2020 Fed Chair Jerome Powell said the central bank had changed how it viewed the tradeoff between lower unemployment and higher inflation. Per Powell’s statement, the Fed’s new approach to setting U.S. monetary policy will entail letting inflation and employment run higher, which could mean interest rates remain low for an extended period. Meanwhile, the U.S. government passed a total of roughly $2.8 trillion in fiscal stimulus measures to aid the economy.

In its October 2020 World Economic Outlook Update — released after the reporting period ended — the International Monetary Fund (“IMF”) stated that it expects GDP growth in the U.S. to be -4.3% in 2020, compared to the 2.2% GDP expansion in 2019. Elsewhere, the IMF stated that it anticipates that 2020 GDP growth in the eurozone, U.K. and Japan will be -8.3%, -9.8% and -5.3%, respectively. For comparison purposes, the GDP of these economies expanded 1.3%, 1.5% and 0.7%, respectively, in 2019.

Against this backdrop, central banks around the world took a number of aggressive actions. Looking back, in Europe, the European Central Bank (the “ECB”) unveiled a new €750 billion bond-buying program, which was subsequently expanded by another €600 billion in June 2020. In July, the European Union agreed on a $2.06 trillion spending package to bolster its economy. In March, the Bank of England reduced its key lending rate to 0.10% — a record low. Elsewhere, the Bank of Japan maintained its short-term interest rates at -0.10%, while increasing the target for its holdings of corporate bonds to ¥4.2 trillion from ¥3.2 trillion. Japan’s central bank also doubled

2	MUNICIPAL VALUE FUNDS

its purchases of exchange-traded stock funds. Meanwhile, in May 2020, the Japanese government doubled its stimulus measures with a ¥117 trillion package.

Both short- and long-term U.S. Treasury yields remained extremely low during the reporting period. In our view, this was due to a combination of factors, including declining global growth given COVID-19, the Fed’s accommodative monetary policy and periods of elevated investor risk aversion. The yield on the benchmark 10-year U.S. Treasury note was 0.69% at the end of the reporting period, versus 0.70% on March 31, 2020. The Bloomberg Barclays Global Treasury Index (USD Hedged), which tracks fixed-rate, local currency government debt of investment grade countries, including both developed and emerging markets, returned 1.36%. Meanwhile, the Bloomberg Barclays Global Aggregate Credit Index (USD Hedged), a widely used index of global investment grade credit bonds, returned 8.74%. Riskier fixed income asset classes, including high-yield corporate bonds and emerging market debt, generated strong results. The ICE BofAML Developed Markets High Yield Constrained Index (USD Hedged), a widely used index of below investment grade bonds, returned 14.75%, whereas emerging market external debt, as represented by the JPMorgan Emerging Markets Bond Index (EMBI) Global (USD Hedged), returned 13.75%. Emerging market local bonds, as represented by the JPMorgan Government Bond Index-Emerging Markets Global Diversified Index (Unhedged), returned 10.49%.

The municipal (or “muni”) market posted positive returns over four of the six months of the reporting period. As was the case with the taxable U.S. bond market, munis were supported by falling interest rates. However, a portion of the muni market’s gains was given back in August 2020. We believe this was due to some signs of improving economic growth combined with elevated new issuance during the month. All told, the Bloomberg Barclays Municipal Bond Index returned 3.99% for the six months ended September 30, 2020.

Thank you for the assets you have placed with us. We deeply value your trust and we will continue to work diligently to meet your broad investment needs. For any questions regarding your PIMCO Funds investments, please contact your account manager or call one of our shareholder associates at (888) 87-PIMCO. We also invite you to visit our website at pimco.com to learn more about our global viewpoints.

Stay safe and healthy, Peter G. Strelow Chairman of the Board PIMCO Funds

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income distributions and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	3

Important Information About the Funds

PIMCO Funds (the “Trust”) is an open-end management investment company that includes the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund (each a “Fund” and collectively, the “Funds”).

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed income securities and other instruments held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates or yields of U.S. Treasury securities (or yields of other types of bonds) to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, are at or near historically low levels. Thus, bond funds currently face a heightened level of risk associated with rising interest rates and/or bond yields. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets”.

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, a Fund may experience increased shareholder redemptions, which, among other things, could further reduce the net assets of the Fund.

The Funds may be subject to various risks as described in each Fund’s prospectus and in the Principal and Other Risks in the Notes to Financial Statements.

Classifications of Fund portfolio holdings in this report are made according to financial reporting standards. The classification of a particular portfolio holding as shown in the Allocation Breakdown and Schedule of Investments sections of this report may differ from the classification used for a Fund’s compliance calculations, including those used in a Fund’s prospectus, investment objectives, regulatory, and other investment limitations and policies, which may be based on different asset class, sector or geographical classifications. All Funds are separately monitored for compliance with respect to prospectus and regulatory requirements.

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

Beginning in January 2020, global financial markets have experienced and may continue to experience significant volatility resulting from the spread of a novel coronavirus known as COVID-19.

4	MUNICIPAL VALUE FUNDS

The outbreak of COVID-19 has resulted in travel and border restrictions, quarantines, supply chain disruptions, lower consumer demand and general market uncertainty. The effects of COVID-19 have and may continue to adversely affect the global economy, the economies of certain nations and individual issuers, all of which may negatively impact the Funds’ performance. In addition, COVID-19 and governmental responses to COVID-19 may negatively impact the capabilities of the Funds’ service providers and disrupt the Funds’ operations.

The United States presidential administration’s enforcement of tariffs on goods from other countries, with a focus on China, has contributed to international trade tensions and may impact portfolio securities.

The United Kingdom’s withdrawal from the European Union may impact Fund returns. The withdrawal may cause substantial volatility in foreign exchange markets, lead to weakness in the exchange rate of the British pound, result in a sustained period of market uncertainty, and destabilize some or all of the other European Union member countries and/or the Eurozone.

The Funds may invest in certain instruments that rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). LIBOR is an average interest rate, determined by the ICE Benchmark Administration, that banks charge one another for the use of short-term money. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding future utilization of LIBOR and the nature of any replacement rate (e.g., the Secured Overnight Financing Rate, which is intended to replace U.S. dollar LIBOR and measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities). Any potential effects of the transition away from LIBOR on a Fund or on certain instruments in which a Fund invests can be difficult to ascertain, and they may vary depending on a variety of factors. The transition may also result in a reduction in the value of certain instruments held by a Fund or a reduction in the effectiveness of related Fund transactions such as hedges. Any such effects of the transition away from LIBOR, as well as other unforeseen effects, could result in losses to a Fund.

Under the direction of the Federal Housing Finance Agency, the Federal National Mortgage Association (“FNMA”) and the Federal Home Loan Mortgage Corporation (“FHLMC”) have entered into a joint initiative to develop a common securitization platform for the issuance of a uniform mortgage-backed security (the “Single Security Initiative”) that aligns the characteristics of FNMA and FHLMC certificates. The Single Security Initiative was implemented on June 3, 2019, and the effects it may have on the market for mortgage-backed securities are uncertain.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. The Cumulative Returns chart reflects Institutional Class performance. Performance shown is net of fees and expenses. The minimum initial investment amount for Institutional Class shares is $250,000. Each Fund measures its performance against at least one broad-based securities market index (“benchmark index”) and a Lipper Average, which is calculated by Lipper, Inc. (“Lipper”), a Thomson Reuters company, and represents the total return performance averages of funds that are tracked by Lipper that have the same fund classification. Benchmark indexes do not take into account fees, expenses or taxes. A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. There is no assurance that any Fund, including any Fund that has experienced high or unusual performance for one or more periods, will experience similar levels of performance in the future. High

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	5

Important Information About the Funds (Cont.)

performance is defined as a significant increase in either 1) a Fund’s total return in excess of that of the Fund’s benchmark between reporting periods or 2) a Fund’s total return in excess of the Fund’s historical returns between reporting periods. Unusual performance is defined as a significant change in a Fund’s performance as compared to one or more previous reporting periods. Historical performance for the Funds or a share class thereof may have been positively impacted by fee waivers or expense limitations in place during some or all of the periods shown, if applicable. Future performance (including total return or yield) and distributions may be negatively impacted by the expiration or reduction of any such fee waivers or expense limitations.

The following table discloses the inception dates of each Fund and its respective share class along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Institutional Class	Diversification Status
PIMCO Gurtin California Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin California Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Intermediate Value Fund	03/18/2019	03/18/2019	Non-Diversified
PIMCO Gurtin National Municipal Opportunistic Value Fund	03/18/2019	03/18/2019	Non-Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in a Fund.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by the Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to

6	MUNICIPAL VALUE FUNDS

portfolio securities of each Fund is, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30 will be, available without charge, upon request, by calling the Trust at (888) 87-PIMCO, on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

The Funds file portfolio holdings information with the SEC on Form N-PORT within 60 days of the end of each fiscal quarter. The Funds’ complete schedules of securities holdings as of the end of each fiscal quarter will be made available to the public on the SEC’s website at www.sec.gov and on PIMCO’s website at www.pimco.com, and will be made available, upon request by calling PIMCO at (888) 87-PIMCO. Prior to its use of Form N-PORT, the Trust filed its complete schedule of its Fund holdings with the SEC on Form N-Q, which is available online at www.sec.gov.

The SEC has adopted a rule that, beginning in 2021, generally will allow the Funds to fulfill their obligation to deliver shareholder reports to investors by providing access to such reports online free of charge and by mailing a notice that the report is electronically available. Pursuant to the rule, investors may still elect to receive a complete shareholder report in the mail. Instructions for electing to receive paper copies of a Fund’s shareholder reports going forward may be found on the front cover of this report.

In April 2020, the SEC issued a proposed rulemaking setting forth a proposed framework for fair valuation of fund investments. If the proposal is adopted in substantially the same form as it was proposed, the rule would set forth requirements for good faith determinations of fair value, establish conditions under which a market quotation is considered readily available for purposes of the definition of “value” under the Investment Company Act of 1940, and address the roles and responsibilities of a fund’s board of trustees and investment adviser with respect to fair valuation of fund investments. The impact that any such requirements may have on the Funds is uncertain.

In August 2020, the SEC proposed changes to the mutual fund and ETF shareholder report and registration statement disclosure requirements and the registered fund advertising rules, which, if adopted, will change the disclosures provided to shareholders.

In October 2020, the SEC adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, and after an eighteen-month transition period, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. These requirements may limit the ability of the Funds to use derivatives and reverse repurchase agreements and similar financing transactions as part of their investment strategies and may increase the cost of the Funds’ investments and cost of doing business, which could adversely affect investors.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	7

PIMCO Gurtin California Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020•

	6 Months*	1 Year	Fund Inception (12/07/15)
PIMCO Gurtin California Municipal Intermediate Value Fund Institutional Class	3.60%	3.34%	3.04%
Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	3.59%	4.07%	2.75%
Lipper California Intermediate Municipal Debt Funds Average	3.63%	2.58%	2.63%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund. The inception date of the Gurtin California Municipal Intermediate Value Fund was December 7, 2015. Information presented from December 7, 2015 to March 15, 2019 is that of the Gurtin California Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

8	MUNICIPAL VALUE FUNDS

Institutional Class - GCMVX

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes
Lease (Abatement)	28.4%
Ad Valorem Property Tax	27.3%
Special Tax	12.8%
Port, Airport & Marina Revenue	6.1%
Tobacco Settlement Funded	5.0%
Tax Increment/Allocation Revenue	4.2%
Health, Hospital & Nursing Home Revenue	3.2%
Sewer Revenue	2.9%
Lease (Appropriation)	2.7%
General Fund	2.5%
College & University Revenue	1.5%
Other	2.1%
Short-Term Instruments	1.3%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection within the special tax sector contributed to performance, as securities outperformed the broader municipal market.

»	Security selection within the education sector contributed to performance, as securities outperformed the broader municipal market.

»	Select duration positioning across the curve detracted from performance, as yields decreased.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the electric utility sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	9

PIMCO Gurtin California Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020•

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO Gurtin California Municipal Opportunistic Value Fund Institutional Class	1.88%	2.23%	2.68%	3.95%	4.15%
Bloomberg Barclays California Municipal Bond Index	3.91%	4.12%	3.81%	4.34%	4.60%
Lipper California Intermediate Municipal Debt Funds Average	3.63%	2.58%	2.66%	2.99%	3.24%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund. The inception date of the Gurtin California Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin California Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 4/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

10	MUNICIPAL VALUE FUNDS

Institutional Class - GCMFX

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	30.2%
Port, Airport & Marina Revenue	16.5%
Health, Hospital & Nursing Home Revenue	10.2%
Lease (Abatement)	9.0%
Tobacco Settlement Funded	7.9%
Water Revenue	5.3%
Sewer Revenue	3.9%
Electric Power & Light Revenue	3.7%
Sales Tax Revenue	2.6%
College & University Revenue	2.0%
Lease (Non-Terminable)	1.8%
Other	1.8%
Short-Term Instruments	5.1%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin California Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax and California state personal income taxes while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax and California income tax (“California Municipal Bonds”). California Municipal Bonds generally are issued by or on behalf of the State of California and its political subdivisions, financing authorities and their agencies. The Fund may invest in debt securities of an issuer located outside of California whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from regular federal income tax and California income tax. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select duration positioning across the curve contributed to performance, as the municipal yield decreased over the period.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.

»	Overweight exposure to the tobacco sector contributed to performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the education sector detracted from performance, as the securities underperformed the broader municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	11

PIMCO Gurtin National Municipal Intermediate Value Fund

Cumulative Returns Through September 30, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020•

	6 Months*	1 Year	Fund Inception (12/01/15)
PIMCO Gurtin National Municipal Intermediate Value Fund Institutional Class	3.31%	4.00%	3.12%
Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	3.80%	4.10%	2.90%
Lipper Intermediate Municipal Debt Funds Average	4.04%	3.01%	2.84%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund. The inception date of the Gurtin National Municipal Intermediate Value Fund was December 1, 2015. Information presented from December 1, 2015 to March 15, 2019 is that of the Gurtin National Municipal Intermediate Value Fund.

* Cumulative return.

♦ Average cumulative total return since 11/30/2015

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end was 0.50%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

12	MUNICIPAL VALUE FUNDS

Institutional Class - GNMVX

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	43.4%
Lease (Renewal)	8.1%
Lease Revenue	6.5%
Fuel Sales Tax Revenue	5.8%
Lease (Appropriation)	4.4%
Health, Hospital & Nursing Home Revenue	4.1%
College & University Revenue	4.0%
Appropriations	3.1%
Sales Tax Revenue	2.7%
Highway Revenue Tolls	2.3%
Lease (Abatement)	1.7%
General Fund	1.5%
Water Revenue	1.3%
Port, Airport & Marina Revenue	1.3%
Other	3.6%
Short-Term Instruments	6.2%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Intermediate Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Security selection in the education sector contributed to performance, as the securities outperformed the broader municipal market.

»	Overweight exposure to the lease-backed sector contributed to performance, as the sector outperformed the general municipal market.

»	Security selection in the transportation sector contributed to performance, as the securities outperformed the broader municipal market.
»	Select duration positioning across the curve detracted from performance, as the municipal yield curve decreased over the period.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the general municipal market.

»	Security selection within the special tax sector detracted from performance, as the securities underperformed the broader municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	13

PIMCO Gurtin National Municipal Opportunistic Value Fund

Cumulative Returns Through September 30, 2020

$250,000 invested at the end of the month when the Fund’s Institutional Class commenced operations.

Average Annual Total Return for the period ended September 30, 2020•

	6 Months*	1 Year	5 Years	10 Years	Fund Inception (05/03/10)
PIMCO Gurtin National Municipal Opportunistic Value Fund Institutional Class	1.97%	2.56%	3.21%	4.12%	4.23%
Bloomberg Barclays Municipal Bond Index	3.99%	4.09%	3.84%	3.99%	4.24%
Lipper General & Insured Municipal Debt Funds Average	4.23%	2.69%	3.55%	3.80%	4.06%♦

All Fund returns are net of fees and expenses and include applicable fee waivers and/or expense limitations. Absent any applicable fee waivers and/or expense limitations, performance would have been lower and there can be no assurance that any such waivers or limitations will continue in the future.

• On March 15, 2019, the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. The inception date of the Gurtin National Municipal Opportunistic Value Fund was May 3, 2010. Information presented from May 3, 2010 to March 15, 2019 is that of the Gurtin National Municipal Opportunistic Value Fund.

* Cumulative return.

♦ Average cumulative total return since 04/30/2010

The average annual total returns shown above have been restated from previous reports to shareholders to align with the Fund’s change from a September 30 to a March 31 fiscal year end.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. For performance current to the most recent month-end, visit www.pimco.com or via (888) 87-PIMCO.

The Fund’s total annual operating expense ratio in effect as of period end were 0.64%. Details regarding any changes to the Fund’s operating expenses, subsequent to period end, can be found in the Fund’s current prospectus, as supplemented.

14	MUNICIPAL VALUE FUNDS

Institutional Class - GNMFX

Allocation Breakdown as of September 30, 2020†§

Municipal Bonds & Notes
Ad Valorem Property Tax	15.2%
Port, Airport & Marina Revenue	14.8%
Highway Revenue Tolls	9.3%
Fuel Sales Tax Revenue	9.1%
Health, Hospital & Nursing Home Revenue	8.7%
College & University Revenue	6.5%
Local or Guaranteed Housing	4.2%
Water Revenue	3.4%
Lease Revenue	3.0%
Sales Tax Revenue	2.3%
Lease (Abatement)	2.0%
Income Tax Revenue	1.7%
Miscellaneous Taxes	1.5%
Electric Power & Light Revenue	1.1%
Other	2.5%
Short-Term Instruments	14.7%

†	% of Investments, at value.
§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Investment Objective and Strategy Overview

PIMCO Gurtin National Municipal Opportunistic Value Fund seeks to provide current income exempt from regular federal income tax while seeking to preserve capital and liquidity, by investing under normal circumstances at least 80% of its assets in debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights

The following affected performance (on a gross basis) during the reporting period:

»	Select duration positioning across the curve contributed to performance, as municipal yields decreased over the period.

»	Overweight exposure to the transportation sector contributed to performance, as the sector outperformed the general municipal market.
»	Underweight exposure to the water and sewer sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the industrial revenue sector detracted from performance, as the sector outperformed the general municipal market.

»	Underweight exposure to the healthcare sector detracted from performance, as the sector outperformed the general municipal market.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	15

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and exchange fees and (2) ongoing costs, including investment advisory fees, supervisory and administrative fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds and share classes is from April 1, 2020 to September 30, 2020 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the appropriate row for your share class, in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any Acquired Fund Fees and Expenses or transactional costs, such as sales charges (loads) on purchase payments and exchange fees, if any. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses that are not covered by the investment advisory fees and supervisory and administrative fees, such as fees and expenses of the independent trustees and their counsel, extraordinary expenses and interest expense.

16	MUNICIPAL VALUE FUNDS

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Beginning Account Value (04/01/20)	Ending Account Value (09/30/20)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO Gurtin California Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,036.00	$1.99	$1,000.00	$1,023.11	$1.98	0.39%
PIMCO Gurtin California Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,018.80	$3.04	$1,000.00	$1,022.06	$3.04	0.60%
PIMCO Gurtin National Municipal Intermediate Value Fund
Institutional Class	$1,000.00	$1,033.10	$1.99	$1,000.00	$1,023.11	$1.98	0.39%
PIMCO Gurtin National Municipal Opportunistic Value Fund
Institutional Class	$1,000.00	$1,019.70	$3.04	$1,000.00	$1,022.06	$3.04	0.60%

* Expenses Paid During Period are equal to the net annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers, if any, can be found in Note 7, Fees and Expenses, in the Notes to Financial Statements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	17

Benchmark Descriptions

Index*	Benchmark Description

Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index	The Bloomberg Barclays California 1-10 Year (1-12) Municipal Securities Index is a component of the Bloomberg Barclays California Municipal Bond Index, a subset of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The Bloomberg Barclays Municipal Bond Index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays California Municipal Bond Index	The Bloomberg Barclays California Municipal Bond Index is the California component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment-grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index	Bloomberg Barclays Municipal Bond 1-10 Year Blend (1-12) Index is the 1-10 Year Blend (1-12) component of the Bloomberg Barclays Municipal Bond Index, which consists of a broad selection of investment-grade general obligation bonds and revenue bonds of maturities ranging from one year to 22 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

Bloomberg Barclays Municipal Bond Index	Bloomberg Barclays Municipal Bond Index consists of a broad selection of investment-grade general obligation and revenue bonds of maturities ranging from one year to 30 years. It is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one year.

*	It is not possible to invest directly in an unmanaged index.

18	MUNICIPAL VALUE FUNDS

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SEMIANNUAL REPORT	SEPTEMBER 30, 2020	19

Financial Highlights

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End Year or Period(a)

PIMCO Gurtin California Municipal Intermediate Value Fund

Institutional Class

04/01/2020 - 09/30/2020+	$10.43	$0.09	$0.28	$0.37	$(0.09)	$0.00	$(0.09)		$10.71

3/31/2020	10.32	0.18	0.11	0.29	(0.18)	0.00	(0.18)		10.43

10/1/2018 - 03/31/2019(d)(e)	9.97	0.09	0.35	0.44	(0.09)	(0.00)	(0.09	)(g)	10.32

9/30/2018	10.16	0.16	(0.18)	(0.02)	(0.16)	(0.01)	(0.17)		9.97

9/30/2017	10.26	0.15	(0.10)	0.05	(0.15)	(0.00)	(0.15)		10.16

12/07/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

PIMCO Gurtin California Municipal Opportunistic Value Fund

Institutional Class

04/01/2020 - 09/30/2020+	$10.18	$0.13	$0.06	$0.19	$(0.13)	$0.00	$(0.13)		$10.24

3/31/2020	10.16	0.26	0.02	0.28	(0.26)	0.00	(0.26)		10.18

10/1/2018 - 03/31/2019(d)(e)	10.00	0.13	0.16	0.29	(0.13)	(0.00)	(0.13	)(g)	10.16

9/30/2018	10.11	0.22	(0.11)	0.11	(0.22)	0.00	(0.22)		10.00

9/30/2017	10.21	0.19	(0.08)	0.11	(0.19)	(0.02)	(0.21)		10.11

9/30/2016	10.06	0.20	0.15	0.35	(0.20)	(0.00)	(0.20)		10.21

11/03/2014(f) - 09/30/2015	10.00	0.19	0.07	0.26	(0.20)	(0.00)	(0.20)		10.06

PIMCO Gurtin National Municipal Intermediate Value Fund

Institutional Class

04/01/2020 - 09/30/2020+	$10.44	$0.09	$0.25	$0.34	$(0.09)	$0.00	$(0.09)		$10.69

3/31/2020	10.24	0.20	0.20	0.40	(0.20)	0.00	(0.20)		10.44

10/1/2018 - 03/31/2019(d)(e)	9.91	0.10	0.33	0.43	(0.10)	(0.00)	(0.10	)(g)	10.24

9/30/2018	10.14	0.18	(0.23)	(0.05)	(0.18)	0.00	(0.18)		9.91

9/30/2017	10.26	0.16	(0.12)	0.04	(0.16)	(0.00)	(0.16)		10.14

12/01/2015(f) - 09/30/2016	10.00	0.10	0.26	0.36	(0.10)	(0.00)	(0.10)		10.26

Please see footnotes on page 22.

20	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

3.60%	$53,754	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.75	%*	5%

2.80	51,154	0.39		0.50		0.39		0.50		1.71		17

4.39	62,167	0.39	*	0.70	*	0.39	*	0.70	*	1.70	*	9

(0.17)	64,198	0.39		0.62		0.39		0.62		1.63		10

0.50	82,719	0.39		0.63		0.39		0.63		1.48		15

3.56	61,749	0.39	*	0.84	*	0.39	*	0.84	*	1.19	*	5

1.88%	$253,690	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.52	%*	9%

2.73	250,393	0.60		0.63		0.60		0.63		2.56		16

3.00	244,606	0.60	*	0.64	*	0.60	*	0.64	*	2.69	*	15

1.17	230,168	0.60		0.65		0.60		0.65		2.23		59

1.11	188,876	0.60		0.63		0.60		0.63		1.92		44

3.49	190,462	0.60		0.65		0.60		0.65		1.94		58

2.55	162,465	0.60	*	0.79	*	0.60	*	0.79	*	2.09	*	83

3.31%	$145,290	0.39	%*	0.50	%*	0.39	%*	0.50	%*	1.78	%*	9%

3.90	158,637	0.39		0.50		0.39		0.50		1.91		15

4.36	163,760	0.39	*	0.59	*	0.39	*	0.59	*	1.98	*	2

(0.47)	165,043	0.39		0.54		0.39		0.54		1.82		15

0.42	214,850	0.39		0.56		0.39		0.56		1.58		9

3.63	149,815	0.39	*	0.66	*	0.39	*	0.66	*	1.24	*	9

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	21

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(c)

Selected Per Share Data for the Year or Period^:	Net Asset Value Beginning of Year or Period(a)	Net Investment Income (Loss)(b)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Total		Net Asset Value End Year or Period(a)

PIMCO Gurtin National Municipal Opportunistic Value Fund

Institutional Class

04/01/2020 - 09/30/2020+	$10.38	$0.11	$0.09	$0.20	$(0.11)	$0.00	$(0.11)		$10.47

3/31/2020	10.25	0.27	0.13	0.40	(0.27)	0.00	(0.27)		10.38

10/1/2018 - 03/31/2019(d)(e)	10.00	0.14	0.25	0.39	(0.14)	(0.00)	(0.14	)(g)	10.25

9/30/2018	10.10	0.23	(0.10)	0.13	(0.23)	(0.00)	(0.23)		10.00

9/30/2017	10.15	0.20	(0.03)	0.17	(0.20)	(0.02)	(0.22)		10.10

9/30/2016	10.01	0.18	0.14	0.32	(0.18)	(0.00)	(0.18)		10.15

11/03/2014(f) - 09/30/2015	10.00	0.20	0.02	0.22	(0.21)	(0.00)	(0.21)		10.01

^	A zero balance may reflect actual amounts rounding to less than $0.01 or 0.01%.
+	Unaudited
*	Annualized.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.
(b)	Per share amounts based on average number of shares outstanding during the year or period.
(c)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

(d)

On March 15, 2019, the Gurtin California Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin California Municipal Intermediate Value Fund; the Gurtin California Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin California Municipal Opportunistic Value Fund; the Gurtin National Municipal Intermediate Value Fund was reorganized into the PIMCO Gurtin National Municipal Intermediate Value Fund; and the Gurtin National Municipal Opportunistic Value Fund was reorganized into the PIMCO Gurtin National Municipal Opportunistic Value Fund. Information presented for each Fund prior to March 15, 2019 is that of the corresponding former Gurtin fund.

(e)	Fiscal year end changed from September 30th to March 31st.
(f)	Commencement of operations.
(g)

Total distributions for the period ended March 31, 2019 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended March 31, 2019.

22	MUNICIPAL VALUE FUNDS	See Accompanying Notes

	Ratios/Supplemental Data
		Ratios to Average Net Assets
Total Return(a)	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate

1.97%	$287,579	0.60	%*	0.63	%*	0.60	%*	0.63	%*	2.14	%*	6%

3.88	253,991	0.60		0.63		0.60		0.63		2.60		14

3.96	243,926	0.60	*	0.66	*	0.60	*	0.66	*	2.73	*	18

1.30	207,186	0.60		0.65		0.60		0.65		2.27		46

1.64	124,451	0.60		0.68		0.60		0.68		1.95		41

3.26	108,922	0.60		0.71		0.60		0.71		1.81		59

2.18	91,732	0.60	*	0.93	*	0.60	*	0.93	*	2.21	*	32

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	23

Statements of Assets and Liabilities

September 30, 2020 (Unaudited)

(Amounts in thousands†, except per share amounts)
	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Assets:

Investments, at value
Investments in securities	$53,164	$243,725	$145,723	$284,547
Cash	0	7,604	0	0
Receivable for Fund shares sold	85	0	303	35
Interest and/or dividends receivable	551	2,820	1,452	3,524
Reimbursement receivable from PIMCO	5	6	13	7

Total Assets	53,805	254,155	147,491	288,113

Liabilities:

Payable for investments purchased	$0	$0	$1,430	$0
Payable for Fund shares redeemed	29	333	708	381
Distributions payable	0	1	4	4
Accrued investment advisory fees	13	83	35	95
Accrued supervisory and administrative fees	9	48	24	54

Total Liabilities	51	465	2,201	534

Net Assets	$53,754	$253,690	$145,290	$287,579

Net Assets Consist of:

Paid in capital	$50,502	$243,703	$138,904	$274,290
Distributable earnings (accumulated loss)	3,252	9,987	6,386	13,289

Net Assets	$53,754	$253,690	$145,290	$287,579

Net Assets:

Institutional Class	$53,754	$253,690	$145,290	$287,579

Shares Issued and Outstanding:

Institutional Class	5,017	24,770	13,590	27,460

Net Asset Value Per Share Outstanding(a):

Institutional Class	$10.71	$10.24	$10.69	$10.47

Cost of investments in securities	$50,185	$234,248	$138,406	$271,396

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Includes adjustments required by U.S. GAAP and may differ from net asset values and performance reported elsewhere by the Funds.

24	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Statements of Operations

Six Months Ended September 30, 2020 (Unaudited)
(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Investment Income:

Interest	$559	$3,991	$1,546	$3,836
Dividends	1	4	2	4
Total Income	560	3,995	1,548	3,840

Expenses:

Investment advisory fees	79	512	214	560
Supervisory and administrative fees	52	295	143	322
Trustee fees	0	1	1	1
Total Expenses	131	808	358	883
Waiver and/or Reimbursement by PIMCO	(29)	(38)	(79)	(42)
Net Expenses	102	770	279	841

Net Investment Income (Loss)	458	3,225	1,269	2,999

Net Realized Gain (Loss):

Investments in securities	64	23	244	(101)

Net Realized Gain (Loss)	64	23	244	(101)

Net Change in Unrealized Appreciation (Depreciation):

Investments in securities	1,357	1,545	3,014	2,993

Net Change in Unrealized Appreciation (Depreciation)	1,357	1,545	3,014	2,993

Net Increase (Decrease) in Net Assets Resulting from Operations	$1,879	$4,793	$4,527	$5,891

†	A zero balance may reflect actual amounts rounding to less than one thousand.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	25

Statements of Changes in Net Assets

(Amounts in thousands†)	PIMCO Gurtin California Municipal Intermediate Value Fund
	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

Increase (Decrease) in Net Assets from:

Operations:

Net investment income (loss)	$458	$1,083
Net realized gain (loss)	64	527
Net change in unrealized appreciation (depreciation)	1,357	521

Net Increase (Decrease) in Net Assets Resulting from Operations	1,879	2,131

Distributions to Shareholders:

From net investment income and/or net realized capital gains
Institutional Class	(463)	(1,079)

Total Distributions(a)	(463)	(1,079)

Fund Share Transactions:

Net increase (decrease) resulting from Fund share transactions*	1,184	(12,065)

Total Increase (Decrease) in Net Assets	2,600	(11,013)

Net Assets:
Beginning of period	51,154	62,167
End of period	$53,754	$51,154

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	See Note 11, Shares of Beneficial Interest, in the Notes to Financial Statements.
(a)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2, Distributions to Shareholders, in the Notes to Financial Statements for more information.

26	MUNICIPAL VALUE FUNDS	See Accompanying Notes

PIMCO Gurtin California Municipal Opportunistic Value Fund		PIMCO Gurtin National Municipal Intermediate Value Fund		PIMCO Gurtin National Municipal Opportunistic Value Fund
Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020	Six Months Ended September 30, 2020 (Unaudited)	Year Ended March 31, 2020

$3,225	$6,297	$1,269	$3,127	$2,999	$6,463
23	475	244	197	(101)	215
1,545	401	3,014	2,798	2,993	2,911

4,793	7,173	4,527	6,122	5,891	9,589

(3,259)	(6,170)	(1,269)	(3,127)	(3,033)	(6,371)

(3,259)	(6,170)	(1,269)	(3,127)	(3,033)	(6,371)

1,763	4,784	(16,605)	(8,118)	30,730	6,847

3,297	5,787	(13,347)	(5,123)	33,588	10,065

250,393	244,606	158,637	163,760	253,991	243,926
$253,690	$250,393	$145,290	$158,637	$287,579	$253,991

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	27

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

MUNICIPAL BONDS & NOTES 97.6%

CALIFORNIA 87.3%

California State General Obligation Notes, Series 2019
5.000% due 04/01/2029	$1,000	$1,330

California State Public Works Board Revenue Notes, Series 2018
5.000% due 05/01/2028	845	1,106

California Statewide Communities Development Authority Revenue Bonds, (CM Insured), Series 2018
5.000% due 07/01/2031	600	754

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2013
5.000% due 11/15/2023	200	229

California Statewide Communities Development Authority Revenue Notes, (CM Insured), Series 2016
4.000% due 11/01/2022	650	696

Chula Vista Elementary School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 09/01/2023	610	691

Chula Vista Elementary School District, California General Obligation Notes, Series 2020
2.000% due 08/01/2023	750	787

Corona Public Financing Authority, California Revenue Notes, Series 2016
5.000% due 11/01/2026	580	739

Corona-Norco Unified School District Public Financing Authority, California Special Tax Bonds, Series 2013
5.000% due 09/01/2026	625	700

Cosumnes Community Services District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 09/01/2024	675	775

Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, California Revenue Bonds, Series 2012
3.500% due 12/01/2025	455	464

Elk Grove Finance Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2025	510	613

Folsom Redevelopment Agency Successor Agency, California Tax Allocation Bonds, (BAM Insured), Series 2016
4.000% due 08/01/2028	905	1,065

Fresno County, California Financing Authority Revenue Bonds, Series 2016
5.000% due 04/01/2028	1,500	1,861

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Gilroy Unified School District, California Certificates of Participation Notes, (BAM Insured), Series 2016
4.000% due 04/01/2026	$330	$390

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	2,165	2,405
5.000% due 06/01/2030	250	277

Hemet Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
4.000% due 10/01/2030	500	622

Irvine Unified School District, California Special Tax Notes, (BAM Insured), Series 2015
5.000% due 09/01/2023	580	657

Jurupa Community Services District Wastewater, California Revenue Notes, Series 2020
4.000% due 09/01/2023	570	634

Kern High School District, California General Obligation Notes, (AGM Insured), Series 2020
4.000% due 08/01/2027	600	735

Laguna Beach, California Special Assessment Notes, Series 2016
2.000% due 09/02/2021	255	258

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2032	920	1,108

Los Angeles Department of Airports, California Revenue Bonds, Series 2018
5.000% due 05/15/2033	1,000	1,212

Lynwood Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2028	375	456

Lynwood Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2024	655	772
5.000% due 10/01/2025	695	848

Modesto Irrigation District, California Revenue Bonds, Series 2010
5.000% due 10/01/2027	270	270

Mount Diablo Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2030 (a)	1,425	1,575

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2018
5.000% due 11/01/2025	625	769

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2019
5.000% due 11/01/2022	595	654

Municipal Improvement Corp. of Los Angeles, California Revenue Notes, Series 2020
5.000% due 11/01/2027	650	846

28	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Orange Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2014
5.000% due 09/01/2022	$400	$435

Palmdale Elementary School District, California General Obligation Notes, Series 2020
4.000% due 08/01/2027	500	614

Placentia-Yorba Linda Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2016
5.000% due 10/01/2027	445	537

Placentia-Yorba Linda Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
5.000% due 10/01/2025	200	244

Poway Redevelopment Agency Successor Agency, California Tax Allocation Notes, Series 2015
5.000% due 12/15/2021	365	385

Poway Unified School District Public Financing Authority, California Special Tax Bonds, Series 2017
5.000% due 09/01/2029	1,730	2,172

Poway Unified School District Public Financing Authority, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	250	287
5.000% due 09/01/2025	350	415

Poway Unified School District, California Special Tax Bonds, Series 2016
5.000% due 09/01/2027	1,100	1,374

Rio Elementary School District Community Facilities District, California Special Tax Bonds, Series 2014
3.250% due 09/01/2026	325	346

Riverside County, California Asset Leasing Corp. Revenue Bonds, Series 2012
4.000% due 06/01/2028	250	262

Riverside County, California Redevelopment Successor Agency Tax Allocation Notes, (AGM Insured), Series 2015
5.000% due 10/01/2025	300	365

Sacramento County, California Airport System Revenue Notes, Series 2018
5.000% due 07/01/2028	750	939

Sacramento, California Special Tax Notes, Series 2015
5.000% due 09/01/2024	200	235

San Bernardino City Unified School District, California Certificates of Participation Bonds, (AGM Insured), Series 2019
5.000% due 10/01/2033	1,365	1,733

Santa Clara County, California Board of Education Certificates of Participation Notes, Series 2016
5.000% due 04/01/2021	225	230

Santa Cruz County, California Certificates of Participation Notes, Series 2014
5.000% due 08/01/2023	295	336

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	$1,525	$1,609

Stockton Unified School District, California Certificates of Participation Bonds, Series 2018
5.000% due 02/01/2029	1,575	2,003

Stockton Unified School District, California General Obligation Bond, Series 2016
5.000% due 08/01/2026	1,835	2,237

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2014
5.000% due 08/01/2028	510	592

Stockton Unified School District, California General Obligation Notes, (BAM Insured), Series 2015
5.000% due 08/01/2024	430	503

Travis Unified School District, California Certificates of Participation Notes, (AGM Insured), Series 2016
4.000% due 09/01/2022	375	402

Tulare, California Sewer Revenue Bonds, (AGM Insured), Series 2016
5.000% due 11/15/2028	720	883

Val Verde Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2015
5.000% due 08/01/2026	215	259

Val Verde Unified School District, California General Obligation Notes, (AGM Insured), Series 2016
5.000% due 08/01/2026	1,000	1,247

		46,942

ILLINOIS 10.0%

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2025	625	653

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2025	500	556

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2030	1,000	1,135
5.000% due 01/01/2031	2,000	2,260

University of Illinois Revenue Notes, Series 2018
5.000% due 04/01/2028	625	785

		5,389

KENTUCKY 0.3%

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2016
3.000% due 02/01/2026	125	138

Total Municipal Bonds & Notes (Cost $49,490)		52,469

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	29

Schedule of Investments PIMCO Gurtin California Municipal Intermediate Value Fund (Cont.)

(Unaudited)

September 30, 2020

	SHARES	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.3%

MUTUAL FUNDS 1.3%

Fidelity Investments Money Market Government Portfolio, Class I
0.170% (b)	695,293	$695

Total Short-Term Instruments (Cost $695)		695

Total Investments in Securities (Cost $50,185)		53,164

Total Investments 98.9% (Cost $50,185)		$53,164

Other Assets and Liabilities, net 1.1%		590

Net Assets 100.0%		$53,754

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$46,942	$0	$46,942
Illinois	0	5,389	0	5,389
Kentucky	0	138	0	138
Short-Term Instruments
Mutual Funds	695	0	0	695

Total Investments	$695	$52,469	$0	$53,164

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

30	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 96.1%

MUNICIPAL BONDS & NOTES 91.2%

CALIFORNIA 79.5%

Alameda Public Financing Authority, California Revenue Bonds, Series 2010
5.250% due 07/01/2029	$1,160	$1,165

Anaheim Housing & Public Improvements Authority, California Revenue Bonds, Series 2016
5.000% due 10/01/2034	2,465	2,581

Arcadia Unified School District, California General Obligation Bonds, Series 2014
5.000% due 06/01/2044	1,290	1,395

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2008
5.000% due 08/15/2023	700	701

California Infrastructure & Economic Development Bank Revenue Bonds, Series 2010
5.750% due 08/15/2029	500	501

California State Association of Bay Area Governments Finance Authority for Non-Profit Corp. Revenue Bonds, (CM Insured), Series 2013
5.000% due 01/01/2033	1,000	1,095

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	135	136

California State General Obligation Bonds, (SGI Insured), Series 2002
5.000% due 10/01/2028	5	5

California State General Obligation Bonds, Series 2000
5.750% due 05/01/2030	85	85

California State Public Works Board Revenue Bonds, Series 2010
5.400% due 03/01/2026	500	502

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	4,130	4,483

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,535	2,927

California Statewide Communities Development Authority Revenue Bonds, Series 2010
5.250% due 11/01/2030	4,100	4,117

California Statewide Communities Development Authority Revenue Bonds, Series 2016
5.000% due 08/15/2046	2,175	2,508

Centinela Valley Union High School District, California General Obligation Bonds, Series 2013
5.750% due 08/01/2030	1,000	1,155
5.750% due 08/01/2033	1,910	2,207

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Coachella Valley Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 08/01/2037	$2,575	$2,805

Desert Community College District, California General Obligation Bonds, Series 2018
5.000% due 08/01/2043	3,375	3,838

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	9,325	2,835
0.000% due 08/01/2044 (a)	31,400	6,760

Elk Grove Finance Authority, California Special Tax Bonds, (BAM Insured), Series 2015
5.000% due 09/01/2038	1,500	1,749

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	2,000	1,725

Fresno Unified School District, California General Obligation Bonds, Series 2011
0.000% due 08/01/2041 (a)	1,600	403

Golden State, California Tobacco Securitization Corp. Revenue Bonds, (AGM/CR Insured), Series 2015
5.000% due 06/01/2040	4,340	5,113

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2015
5.000% due 06/01/2040	7,615	8,826
5.000% due 06/01/2045	4,550	5,235

Los Angeles Community Redevelopment Agency, California Revenue Bonds, (AMBAC Insured), Series 2005
5.000% due 09/01/2037	1,000	1,003

Los Angeles Department of Airports, California Revenue Bonds, Series 2016
5.000% due 05/15/2035	1,000	1,168
5.000% due 05/15/2042	1,330	1,530

Los Angeles Department of Airports, California Revenue Bonds, Series 2017
5.000% due 05/15/2041	8,775	10,111

Los Angeles Department of Water & Power, California Revenue Bonds, Series 2012
5.000% due 07/01/2043	6,270	6,742

Los Angeles Unified School District, California General Obligation Bonds, Series 2010
5.250% due 07/01/2034	5,050	5,069

Madera Unified School District, California Certificates of Participation Bonds, (BAM Insured), Series 2018
5.000% due 09/01/2038	2,250	2,256
5.000% due 09/01/2043	4,165	4,176
5.000% due 09/01/2045	2,500	2,506

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.745% (US0003M + 0.580%) due 09/01/2027 ~	3,185	3,114

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	31

Schedule of Investments PIMCO Gurtin California Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.795% (US0003M + 0.630%) due 09/01/2037 ~	$1,600	$1,442

Oakland Unified School District/Alameda County, California General Obligation Bonds, Series 2013
6.625% due 08/01/2038	2,650	2,791

Oceanside Unified School District, California General Obligation Bonds, (AGM Insured), Series 2010
0.000% due 08/01/2045 (a)	33,020	6,054

Oxnard School District, California General Obligation Bonds, (NPFGC Insured), Series 2001
5.750% due 08/01/2030	770	850

Palo Alto, California General Obligation Bonds, Series 2010
5.000% due 08/01/2040	4,195	4,209

Port of Oakland, California Revenue Bonds, Series 2012
5.000% due 05/01/2033	2,500	2,675

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2013
5.000% due 05/15/2043	2,090	2,288

Regents of the University of California Medical Center Pooled Revenue Bonds, Series 2016
5.000% due 05/15/2041	3,750	4,479

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.695% (US0003M + 0.530%) due 12/01/2035 ~	9,525	8,250

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, Series 2014
5.000% due 12/01/2044	1,000	1,148

Sacramento County, California Water Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.715% (US0003M + 0.550%) due 06/01/2034 ~	2,000	1,757

San Bernardino City Unified School District, California General Obligation Bonds, (AGM Insured), Series 2015
5.000% due 08/01/2040	5,475	6,461

San Diego County, California Regional Airport Authority Revenue Bonds, Series 2017
5.000% due 07/01/2047	3,230	3,741

San Diego County, California Regional Transportation Commission Revenue Bonds, Series 2012
5.000% due 04/01/2048	5,900	6,331

San Diego Public Facilities Financing Authority, California Revenue Bonds, Series 2012
5.250% due 04/15/2029	1,000	1,079

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2013
5.000% due 05/01/2043	3,420	3,741
5.250% due 05/01/2033	1,520	1,674

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2014
5.000% due 05/01/2039	$3,865	$4,320
5.000% due 05/01/2044	4,640	5,170

San Francisco, California City & County Airport Comm-San Francisco International Airport Revenue Bonds, Series 2016
5.000% due 05/01/2041	4,450	5,093

San Mateo Union High School District, California General Obligation Bonds, Series 2011
0.000% due 09/01/2025 (a)	1,000	787

Solano County, California Community College District General Obligation Bonds, Series 2013
5.000% due 08/01/2043	4,680	5,322

Southern California Public Power Authority Revenue Bonds, Series 2011
5.250% due 07/01/2027	2,675	2,776

Southern California Public Power Authority Revenue Notes, Series 2020
5.000% due 07/01/2030	3,000	3,440

Stockton Public Financing Authority, California Revenue Bonds, Series 2010
6.250% due 10/01/2040	1,325	1,565

Stockton Unified School District, California General Obligation Bonds, (AGM Insured), Series 2012
5.000% due 07/01/2027	775	835

Tulare County, California Board of Education Certificates of Participation Bonds, (BAM Insured), Series 2013
5.375% due 05/01/2033	1,600	1,814

University of California Revenue Bonds, Series 2012
5.000% due 05/15/2042	4,570	4,884

Wasco Union School District, California General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 08/01/2043	3,740	4,141

		201,644

ILLINOIS 8.9%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2046	1,000	1,127

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.250% due 01/01/2037	1,795	1,818
5.250% due 01/01/2040	3,895	3,944

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.750% due 01/01/2038	2,050	2,251

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,000	1,108

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2030	1,000	1,090

32	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.000% due 01/01/2035	$1,000	$1,077
5.000% due 01/01/2040	2,325	2,485

Chicago Park District, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	1,755	1,945

Illinois Finance Authority Revenue Bonds, Series 2010
5.375% due 05/15/2025	4,675	4,692

Illinois Finance Authority Revenue Bonds, Series 2011
5.625% due 08/15/2031	1,000	1,039

		22,576

PENNSYLVANIA 0.9%

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2044	2,100	2,351

UTAH 1.9%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	4,700	4,843

Total Municipal Bonds & Notes (Cost $221,940)		231,414

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 4.9%

SHORT-TERM NOTES 4.9%

Los Angeles County, California Revenue Notes, Series 2020
4.000% due 06/30/2021	$4,175	$4,294

Los Angeles, California Revenue Notes, Series 2020
4.000% due 06/24/2021	7,800	8,017

		12,311

Total Short-Term Instruments (Cost $12,308)		12,311

Total Investments in Securities (Cost $234,248)		243,725

Total Investments 96.1% (Cost $234,248)		$243,725

Other Assets and Liabilities, net 3.9%		9,965

Net Assets 100.0%		$253,690

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
California	$0	$201,644	$0	$201,644
Illinois	0	22,576	0	22,576
Pennsylvania	0	2,351	0	2,351
Utah	0	4,843	0	4,843
Short-Term Instruments
Short-Term Notes	0	12,311	0	12,311

Total Investments	$0	$243,725	$0	$243,725

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	33

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

MUNICIPAL BONDS & NOTES 94.1%

ALABAMA 1.2%

Trussville, Alabama General Obligation Bonds, Series 2014
5.000% due 10/01/2034	$1,500	$1,748

CALIFORNIA 5.0%

California State General Obligation Bonds, Series 2019
5.000% due 04/01/2035	1,900	2,181

San Diego Convention Center Expansion Financing Authority, California Revenue Notes, Series 2020
1.267% due 04/15/2023	2,500	2,536

San Jose Financing Authority, California Revenue Bonds, Series 2013
5.000% due 06/01/2030	1,250	1,410

Solano County, California Community College District General Obligation Bonds, Series 2015
0.000% due 08/01/2029 (a)	1,070	1,129

		7,256

CONNECTICUT 9.9%

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2027	2,325	2,799

Connecticut Special Tax State Revenue Notes, Series 2018
5.000% due 01/01/2026	3,075	3,773
5.000% due 01/01/2028	1,475	1,892

Connecticut State General Obligation Bonds, Series 2015
5.000% due 03/15/2028	950	1,118
5.000% due 11/15/2028	195	233

Connecticut State General Obligation Bonds, Series 2016
5.000% due 08/15/2028	1,625	1,993

University of Connecticut Revenue Bonds, Series 2016
5.000% due 03/15/2030	2,200	2,618

		14,426

FLORIDA 2.4%

Orange County, Florida School Board Certificates of Participation Bonds, Series 2017
5.000% due 08/01/2028	1,600	2,088

St Johns County, Florida School Board Certificates of Participation Bonds, Series 2019
5.000% due 07/01/2034	1,125	1,436

		3,524

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ILLINOIS 14.3%

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.000% due 01/01/2028	$540	$592
5.500% due 01/01/2033	2,325	2,547

Chicago Park District, Illinois General Obligation Bonds, Series 2014
5.000% due 01/01/2026	1,865	2,067
5.000% due 01/01/2028	2,735	3,000

Chicago Park District, Illinois General Obligation Bonds, Series 2016
5.000% due 01/01/2031	1,000	1,130

Cook County, Illinois Community Consolidated School District No 15 Palatine General Obligation Notes, Series 2016
5.000% due 12/01/2023	235	269

Cook County, Illinois Community High School District No 218 Oak Lawn General Obligation Bonds, Series 2013
4.250% due 12/01/2024	635	706

Cook County, Illinois High School District No 209 Proviso Township General Obligation Notes, (BAM Insured), Series 2017
5.000% due 12/01/2027	1,125	1,380

Cook County, Illinois School District No 111 Burbank General Obligation Bonds, (AGM Insured), Series 2016
4.000% due 12/01/2029	725	844
4.000% due 12/01/2030	1,020	1,175

Cook County, Illinois School District No 111 Burbank General Obligation Notes, (AGM Insured), Series 2016
4.000% due 12/01/2023	535	590
4.000% due 12/01/2025	1,000	1,153

Du Page County, Illinois School District No 33 West Chicago General Obligation Bonds, Series 2015
4.000% due 12/01/2026	825	916

Illinois Finance Authority Revenue Bonds, Series 2013
5.000% due 11/15/2025	500	545

University of Illinois Revenue Bonds, Series 2015
5.000% due 04/01/2030	700	802

Village of Bolingbrook, Illinois General Obligation Bonds, Series 2019
4.000% due 01/01/2033	1,445	1,652

Village of Streamwood, Illinois General Obligation Bonds, Series 2019
5.000% due 12/01/2032	1,005	1,327

		20,695

34	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IOWA 1.9%

Waukee Community School District, Iowa Revenue Notes, Series 2017
4.000% due 06/01/2024	$1,220	$1,365
4.000% due 06/01/2025	1,270	1,455

		2,820

KENTUCKY 8.3%

Boone County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2025	300	328

Corbin Independent School District Finance Corp., Kentucky Revenue Notes, Series 2015
2.000% due 02/01/2022	400	409
3.000% due 02/01/2025	425	465
3.000% due 02/01/2026	630	695

Grant County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 04/01/2024	420	453

Jefferson County, Kentucky School District Finance Corp. Revenue Bonds, Series 2017
5.000% due 08/01/2028	1,000	1,231

Jefferson County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
5.000% due 08/01/2027	1,945	2,415

Kenton County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
3.000% due 02/01/2026	280	307

Madison County, Kentucky School District Finance Corp. Revenue Notes, Series 2016
5.000% due 05/01/2022	775	831
5.000% due 05/01/2023	630	703

Oldham County, Kentucky School District Finance Corp. Revenue Bonds, Series 2016
4.000% due 09/01/2027	1,000	1,166

Owen County, Kentucky School District Finance Corp. Revenue Notes, Series 2017
4.000% due 04/01/2026	1,270	1,473

Scott County, Kentucky School District Finance Corp. Revenue Bonds, (BAM Insured), Series 2016
4.000% due 05/01/2027	1,320	1,560

		12,036

LOUISIANA 11.0%

Louisiana Local Government Environmental Facilities & Community Development Auth Revenue Notes, (BAM Insured), Series 2017
5.000% due 10/01/2024	2,075	2,451
5.000% due 10/01/2027	4,800	6,028

Louisiana Public Facilities Authority Revenue Notes, Series 2014
5.000% due 06/01/2022	1,265	1,362

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Louisiana State General Obligation Bonds, Series 2016
5.000% due 08/01/2029	$3,920	$4,829

St Martin Parish School Board, Louisiana General Obligation Notes, (BAM Insured), Series 2017
5.000% due 03/01/2028	1,080	1,364

		16,034

MICHIGAN 5.2%

Battle Creek School District, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2028	175	216

Bellevue Community Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2016
5.000% due 05/01/2031	1,065	1,305

Central Michigan University Revenue Notes, Series 2016
5.000% due 10/01/2024	350	406

Charles Stewart Mott Community College, Michigan General Obligation Notes, (BAM Insured), Series 2016
3.000% due 05/01/2024	225	243

Durand Area Schools, Michigan General Obligation Bonds, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2028	1,215	1,461
5.000% due 05/01/2029	1,225	1,470

L’Anse Creuse Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2025	695	837

Lansing School District, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2012
5.000% due 05/01/2021	210	216

Oakland University, Michigan Revenue Bonds, Series 2016
5.000% due 03/01/2029	785	925

Paw Paw Public Schools, Michigan General Obligation Bonds, (NPFGC/Q-SBLF Insured), Series 1998
5.000% due 05/01/2021	305	313

Rockford Public Schools, Michigan General Obligation Notes, (Q-SBLF Insured), Series 2015
5.000% due 05/01/2022	200	215

		7,607

MINNESOTA 1.3%

Cass Lake-Bena Independent School District No 115, Minnesota General Obligation Notes, Series 2019
5.000% due 02/01/2027	1,440	1,824

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	35

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MISSOURI 1.2%

Missouri Joint Municipal Electric Utility Commission Revenue Notes, Series 2014
5.000% due 01/01/2024	$300	$345

Springfield, Missouri Revenue Notes, Series 2016
3.000% due 05/01/2023	1,250	1,329

		1,674

NEW YORK 1.4%

Metropolitan Transportation Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2030	215	237

New York City, New York Water & Sewer System Revenue Bonds, Series 2014
5.000% due 06/15/2035	1,600	1,852

		2,089

OHIO 3.0%

Hamilton County, Ohio Sales Tax Revenue Bonds, Series 2011
5.000% due 12/01/2030	1,100	1,150

Piqua City School District, Ohio Certificates of Participation Bonds, (BAM insured), Series 2019
4.000% due 03/01/2035	1,225	1,394

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2023	200	222
4.000% due 12/01/2024	200	229

Trotwood-Madison City School District, Ohio Certificates of Participation Notes, (BAM Insured), Series 2015
4.000% due 12/01/2025	215	252

Warren City School District, Ohio General Obligation Bonds, Series 2020
4.000% due 12/01/2030	1,000	1,163

		4,410

PENNSYLVANIA 11.0%

Cameron County, Pennsylvania School District General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2022	1,025	1,038

Commonwealth Financing Authority, Pennsylvania Revenue Notes, (AGM Insured), Series 2015
5.000% due 06/01/2025	1,500	1,818

Commonwealth Financing Authority, Pennsylvania Revenue Notes, Series 2018
5.000% due 06/01/2028	1,095	1,412

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Commonwealth of Pennsylvania General Obligation Bonds, Series 2015
5.000% due 03/15/2027	$1,825	$2,195
5.000% due 08/15/2031	2,000	2,398

Commonwealth of Pennsylvania General Obligation Bonds, Series 2017
4.000% due 01/01/2029	1,220	1,445

Hospitals & Higher Education Facilities Authority of Philadelphia, Pennsylvania Revenue Bonds, Series 2011
5.000% due 07/01/2032	525	541

Northern York County, Pennsylvania School District General Obligation Bonds, Series 2017
5.000% due 11/15/2029	1,320	1,406

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2032	2,585	3,096

Pennsylvania Turnpike Commission Revenue Notes, Series 2015
5.000% due 12/01/2025	200	247

Wyalusing Area School District, Pennsylvania General Obligation Notes, (BAM Insured), Series 2016
2.000% due 04/01/2021	430	433

		16,029

RHODE ISLAND 0.8%

Rhode Island Health & Educational Building Corp. Revenue Bonds, Series 2016
5.000% due 09/15/2030	900	1,078

SOUTH CAROLINA 0.9%

South Carolina Ports Authority Revenue Bonds, Series 2018
5.000% due 07/01/2034	1,025	1,256

SOUTH DAKOTA 0.9%

South Dakota Board of Regents Revenue Bonds, Series 2017
5.000% due 04/01/2032	1,010	1,223

TEXAS 12.3%

Brazoria-Fort Bend County, Texas Municipal Utility District No 1 General Obligation Notes, (BAM Insured), Series 2016
3.000% due 09/01/2023	845	900

Dallas Fort Worth International Airport, Texas Revenue Bonds, Series 2014
5.250% due 11/01/2027	500	563

36	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Denton County, Texas Fresh Water Supply District No 10 General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2024	$1,245	$1,356

Harris County, Texas Municipal Utility District No 290 General Obligation Notes, (BAM Insured), Series 2016
2.000% due 09/01/2021	750	761

Harris County, Texas Municipal Utility District No 383 General Obligation Notes, (BAM Insured), Series 2015
2.000% due 09/01/2021	235	239
3.000% due 09/01/2024	235	250
3.000% due 09/01/2025	235	250

Harris Montgomery Counties Municipal Utility District No 386, Texas General Obligation Notes, (BAM Insured), Series 2017
3.000% due 09/01/2026	870	951
3.000% due 09/01/2027	860	935

Houston, Texas General Obligation Bonds, Series 2012
5.000% due 03/01/2024	300	320

Houston, Texas General Obligation Bonds, Series 2019
5.000% due 03/01/2033	2,715	3,493

League City, Texas General Obligation Bonds, Series 2012
5.000% due 02/15/2030	295	300

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2027	900	965

Reagan County, Texas Independent School District General Obligation Bonds, (PSF Insured), Series 2012
3.000% due 02/15/2023	330	331

Schertz-Cibolo-Universal City Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2014
5.000% due 02/01/2033	2,370	2,611

Tarrant County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2013
5.000% due 08/15/2033	2,750	3,028

Travis County Water Control & Improvement District No 17, Texas General Obligation Notes, (BAM Insured), Series 2016
3.000% due 11/01/2025	590	631

		17,884

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VERMONT 0.1%

Vermont Housing Finance Agency Revenue Notes, Series 2016
1.950% due 05/01/2023	$155	$160

WASHINGTON 0.3%

Grant County, Washington Public Utility District No 2 Revenue Notes, Series 2015
5.000% due 01/01/2026	395	486

WEST VIRGINIA 0.4%

West Virginia Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/01/2026	560	603

WISCONSIN 1.3%

Wisconsin Health & Educational Facilities Authority Revenue Notes, Series 2017
5.000% due 04/01/2027	1,500	1,883

Total Municipal Bonds & Notes (Cost $129,428)		136,745

	SHARES
SHORT-TERM INSTRUMENTS 6.2%

MUTUAL FUNDS 6.2%

Fidelity Investments Money Market Government Portfolio, Class I
0.170% (b)	8,977,354	8,978

Total Short-Term Instruments (Cost $8,978)		8,978

Total Investments in Securities (Cost $138,406)		145,723

Total Investments 100.3% (Cost $138,406)		$145,723

Other Assets and Liabilities, net (0.3)%		(433)

Net Assets 100.0%		$145,290

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Security becomes interest bearing at a future date.
(b)	Coupon represents a 7-Day Yield.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	37

Schedule of Investments PIMCO Gurtin National Municipal Intermediate Value Fund (Cont.)

(Unaudited)

September 30, 2020

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,748	$0	$1,748
California	0	7,256	0	7,256
Connecticut	0	14,426	0	14,426
Florida	0	3,524	0	3,524
Illinois	0	20,695	0	20,695
Iowa	0	2,820	0	2,820
Kentucky	0	12,036	0	12,036
Louisiana	0	16,034	0	16,034
Michigan	0	7,607	0	7,607
Minnesota	0	1,824	0	1,824
Missouri	0	1,674	0	1,674
New York	0	2,089	0	2,089
Ohio	0	4,410	0	4,410
Pennsylvania	0	16,029	0	16,029
Rhode Island	0	1,078	0	1,078
South Carolina	0	1,256	0	1,256
South Dakota	0	1,223	0	1,223
Texas	0	17,884	0	17,884
Vermont	0	160	0	160
Washington	0	486	0	486
West Virginia	0	603	0	603
Wisconsin	0	1,883	0	1,883
Short-Term Instruments
Mutual Funds	8,978	0	0	8,978

Total Investments	$8,978	$136,745	$0	$145,723

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

38	MUNICIPAL VALUE FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund

(Unaudited)

September 30, 2020

(Amounts in thousands*, except number of shares, contracts and units, if any)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 98.9%

MUNICIPAL BONDS & NOTES 84.4%

ALABAMA 0.4%

Water Works Board of the City of Birmingham, Alabama Revenue Bonds, Series 2013
5.000% due 01/01/2043	$1,000	$1,108

CALIFORNIA 5.4%

California Health Facilities Financing Authority Revenue Bonds, (NPFGC/CM Insured), Series 2005
5.000% due 04/01/2025	40	40

California State General Obligation Bonds, (AMBAC Insured), Series 1997
5.125% due 10/01/2027	130	131

California State Public Works Board Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,875	3,121

California State Public Works Board Revenue Bonds, Series 2014
5.000% due 09/01/2039	2,185	2,523

Dublin Unified School District, California General Obligation Bonds, Series 2009
0.000% due 08/01/2039 (a)	7,475	2,273

Fairfield, California Certificates of Participation Bonds, (SGI Insured), Series 2007
0.000% due 04/01/2030 (a)	1,000	862

Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2013
5.000% due 06/01/2029	1,450	1,610

Modesto Irrigation District, California Revenue Bonds, (NPFGC Insured), Series 2007
0.745% (US0003M + 0.580%) due 09/01/2027 ~	1,000	978

Natomas Unified School District, California General Obligation Bonds, (NPFGC Insured), Series 2007
0.000% due 08/01/2026 (a)	1,000	728
0.000% due 08/01/2027 (a)	1,000	688

Sacramento County, California Sanitation Districts Financing Authority Revenue Bonds, (NPFGC Insured), Series 2007
0.695% (US0003M + 0.530%) due 12/01/2035 ~	3,050	2,642

		15,596

COLORADO 3.0%

Regional Transportation District, Colorado Revenue Bonds, Series 2010
5.000% due 11/01/2038	2,500	2,510

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

University of Colorado Hospital Authority Revenue Bonds, Series 2012
5.000% due 11/15/2042	$5,850	$6,259

		8,769

CONNECTICUT 9.0%

Connecticut Special Tax State Revenue Bonds, Series 2014
5.000% due 09/01/2032	4,700	5,439
5.000% due 09/01/2034	2,425	2,799

Connecticut Special Tax State Revenue Bonds, Series 2015
5.000% due 08/01/2032	1,000	1,187

Connecticut Special Tax State Revenue Bonds, Series 2018
5.000% due 01/01/2036	1,000	1,222
5.000% due 10/01/2037	5,710	7,056
5.000% due 01/01/2038	2,340	2,841
5.000% due 10/01/2038	4,370	5,384

		25,928

DISTRICT OF COLUMBIA 1.4%

Metropolitan Washington Airports Authority, District of Columbia Revenue Bonds, Series 2017
5.000% due 10/01/2042	3,475	4,089

FLORIDA 4.3%

Miami-Dade County, Florida Aviation Revenue Bonds, Series 2015
5.000% due 10/01/2038	5,525	6,262

Miami-Dade County, Florida General Obligation Bonds, Series 2010
5.000% due 07/01/2041	4,000	4,007

Miami-Dade County, Florida Transit System Revenue Bonds, Series 2012
5.000% due 07/01/2042	1,875	2,033

		12,302

HAWAII 1.6%

Hawaii Housing Finance & Development Corp. Revenue Bonds, Series 2011
4.950% due 04/01/2029	4,425	4,532

ILLINOIS 16.6%

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2011
5.750% due 01/01/2039	1,425	1,441

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	39

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2015
5.000% due 01/01/2032	$2,465	$2,855
5.000% due 01/01/2046	1,340	1,510

Chicago O’Hare International Airport, Illinois Revenue Bonds, Series 2016
5.000% due 01/01/2033	1,000	1,158
5.000% due 01/01/2036	2,925	3,361
5.000% due 01/01/2041	5,665	6,443

Chicago Park District, Illinois General Obligation Bonds, Series 2010
5.000% due 01/01/2027	1,500	1,518

Chicago Park District, Illinois General Obligation Bonds, Series 2011
5.000% due 01/01/2029	920	955

Chicago Park District, Illinois General Obligation Bonds, Series 2013
5.500% due 01/01/2033	525	575
5.750% due 01/01/2038	3,000	3,294

Chicago Park District, Illinois General Obligation Bonds, Series 2015
5.000% due 01/01/2040	1,975	2,111

Illinois Finance Authority Revenue Bonds, Series 2016
5.000% due 02/15/2045	3,500	4,097

Illinois State Toll Highway Authority Revenue Bonds, Series 2015
5.000% due 01/01/2040	3,230	3,763

Illinois State Toll Highway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2041	2,200	2,607

University of Illinois Revenue Bonds, Series 2011
5.125% due 04/01/2036	1,030	1,046

University of Illinois Revenue Bonds, Series 2013
5.000% due 04/01/2026	3,310	3,623

University of Illinois Revenue Bonds, Series 2014
5.000% due 04/01/2039	900	987
5.000% due 04/01/2044	3,900	4,251

Will County, Illinois General Obligation Bonds, Series 2016
5.000% due 11/15/2033	1,000	1,205

Will Grundy Etc Counties Community College District No 525, Illinois General Obligation Bonds, Series 2013
5.250% due 06/01/2036	825	939

		47,739

INDIANA 0.7%

Indiana Finance Authority Revenue Bonds, Series 2008
5.000% due 11/01/2021	2,150	2,158

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
LOUISIANA 2.2%

Louisiana Gasoline & Fuels Tax State Revenue Bonds, Series 2013
5.000% due 05/01/2043	$3,700	$4,160

New Orleans Aviation Board, Louisiana Revenue Bonds, (AGM Insured), Series 2015
5.000% due 01/01/2032	1,000	1,138

New Orleans Aviation Board, Louisiana Revenue Bonds, Series 2015
5.000% due 01/01/2040	1,000	1,116

		6,414

MARYLAND 0.2%

Montgomery County, Maryland Housing Opportunities Commission Revenue Bonds, Series 2005
5.000% due 07/01/2031	625	630

MASSACHUSETTS 1.2%

Commonwealth of Massachusetts General Obligation Bonds, Series 2015
5.000% due 07/01/2045	2,825	3,340

MICHIGAN 0.7%

Michigan State Building Authority Revenue Bonds, Series 2011
5.200% due 10/15/2031	550	579
5.375% due 10/15/2041	1,300	1,370

		1,949

NEVADA 2.5%

Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2012
5.000% due 06/01/2042	6,650	7,087

NEW YORK 6.6%

New York City Water & Sewer System, New York Revenue Bonds, Series 2011
5.375% due 06/15/2043	5,000	5,053

New York City, General Obligation Bonds, Series 2016
5.000% due 08/01/2038	2,800	3,337

New York City, New York Transitional Finance Authority Building Aid Revenue Bonds, Series 2011
5.250% due 07/15/2037	2,650	2,749

New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 10/01/2041	1,000	1,022

40	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 02/15/2040	$2,000	$2,112

Port Authority of New York & New Jersey Revenue Bonds, Series 2014
5.000% due 10/15/2044	4,250	4,802

		19,075

NORTH CAROLINA 1.6%

Charlotte-Mecklenburg Hospital Authority, North Carolina Revenue Bonds, Series 2013
5.000% due 01/15/2039	4,450	4,756

OHIO 5.7%

American Municipal Power, Inc., Ohio Revenue Bonds, Series 2012
5.000% due 02/15/2037	2,950	3,115

Brecksville-Broadview Heights City School District, Ohio General Obligation Bonds, Series 2018
5.000% due 12/01/2045	1,000	1,152

Brunswick City School District, Ohio General Obligation Bonds, Series 2018
5.250% due 12/01/2048	3,000	3,405

Franklin County, Ohio Revenue Bonds, Series 2012
5.000% due 11/01/2042	1,000	1,046

Kent State University, Ohio Revenue Bonds, Series 2012
5.000% due 05/01/2042	3,725	4,010

Ohio University Revenue Bonds, Series 2013
5.000% due 12/01/2043	3,290	3,633

		16,361

PENNSYLVANIA 9.3%

Altoona Area School District, Pennsylvania General Obligation Bonds, (AGM Insured), Series 2018
5.000% due 12/01/2039	2,375	2,824

Commonwealth of Pennsylvania Certificates of Participation Bonds, Series 2018
5.000% due 07/01/2043	3,200	3,843

Pennsylvania Turnpike Commission Revenue Bonds, Series 2013
5.000% due 12/01/2043	645	705

Pennsylvania Turnpike Commission Revenue Bonds, Series 2014
5.000% due 12/01/2039	1,000	1,127
5.000% due 12/01/2044	6,465	7,237

Pennsylvania Turnpike Commission Revenue Bonds, Series 2015
5.000% due 12/01/2040	1,000	1,161
5.000% due 12/01/2045	3,750	4,328

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)

Pennsylvania Turnpike Commission Revenue Bonds, Series 2016
5.000% due 12/01/2041	$2,600	$3,045

Pennsylvania Turnpike Commission Revenue Bonds, Series 2017
5.000% due 12/01/2042	2,050	2,457

		26,727

SOUTH CAROLINA 1.8%

Florence County, South Carolina Revenue Bonds, Series 2010
5.000% due 11/01/2037	5,075	5,096

TENNESSEE 1.4%

Metropolitan Government Nashville & Davidson County, Tennessee Health & Educational Facs Bd Revenue Notes, Series 2017
1.300% due 12/01/2020	4,000	4,007

TEXAS 4.7%

Austin, Texas Water & Wastewater System Revenue Bonds, Series 2010
5.125% due 11/15/2040	2,600	2,613

Boerne School District, Texas General Obligation Bonds, (PSF Insured), Series 2013
5.000% due 02/01/2043	2,615	2,761

Brownsville, Texas General Obligation Bonds, Series 2018
5.000% due 02/15/2043	1,000	1,173

Dallas/Fort Worth International Airport, Texas Revenue Bonds, Series 2012
5.000% due 11/01/2037	2,200	2,311

Lower Colorado River Authority, Texas Revenue Bonds, Series 2011
5.000% due 05/15/2027	3,000	3,086

Lower Colorado River Authority, Texas Revenue Bonds, Series 2012
5.000% due 05/15/2037	1,400	1,492

		13,436

UTAH 0.5%

Utah County, Utah Revenue Bonds, Series 2012
5.000% due 05/15/2043	1,375	1,417

VIRGINIA 1.0%

Fairfax County, Virginia Redevelopment & Housing Authority Revenue Bonds, (FHA Insured), Series 2007
4.750% due 04/01/2038	2,775	2,789

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	41

Schedule of Investments PIMCO Gurtin National Municipal Opportunistic Value Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WASHINGTON 2.6%

Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, (NPFGC Insured), Series 1998
4.750% due 02/01/2028	$1,715	$1,923

Port of Seattle, Washington Revenue Bonds, Series 2010
5.000% due 06/01/2040	1,000	1,002

Port of Seattle, Washington Revenue Bonds, Series 2017
5.000% due 05/01/2042	4,000	4,613

		7,538

Total Municipal Bonds & Notes (Cost $229,699)		242,843

	SHARES
SHORT-TERM INSTRUMENTS 14.5%

MUTUAL FUNDS 8.9%

Fidelity Investments Money Market Government Portfolio, Class I
0.170% (b)	25,578,531	25,579

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM NOTES 5.6%

Texas State Revenue Notes, Series 2020
4.000% due 08/26/2021	$15,590	$16,125

Total Short-Term Instruments (Cost $41,697)		41,704

Total Investments in Securities (Cost $271,396)		284,547

Total Investments 98.9% (Cost $271,396)		$284,547

Other Assets and Liabilities, net 1.1%		3,032

Net Assets 100.0%		$287,579

NOTES TO SCHEDULE OF INVESTMENTS:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(a)	Zero coupon security.
(b)	Coupon represents a 7-Day Yield.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Municipal Bonds & Notes
Alabama	$0	$1,108	$0	$1,108
California	0	15,596	0	15,596
Colorado	0	8,769	0	8,769
Connecticut	0	25,928	0	25,928
District of Columbia	0	4,089	0	4,089
Florida	0	12,302	0	12,302
Hawaii	0	4,532	0	4,532
Illinois	0	47,739	0	47,739
Indiana	0	2,158	0	2,158
Louisiana	0	6,414	0	6,414

42	MUNICIPAL VALUE FUNDS	See Accompanying Notes

(Unaudited)

September 30, 2020

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Maryland	$0	$630	$0	$630
Massachusetts	0	3,340	0	3,340
Michigan	0	1,949	0	1,949
Nevada	0	7,087	0	7,087
New York	0	19,075	0	19,075
North Carolina	0	4,756	0	4,756
Ohio	0	16,361	0	16,361
Pennsylvania	0	26,727	0	26,727
South Carolina	0	5,096	0	5,096
Tennessee	0	4,007	0	4,007
Texas	0	13,436	0	13,436
Utah	0	1,417	0	1,417
Virginia	0	2,789	0	2,789
Washington	0	7,538	0	7,538
Short-Term Instruments
Mutual Funds	25,579	0	0	25,579
Short-Term Notes	0	16,125	0	16,125

Total Investments	$25,579	$258,968	$0	$284,547

There were no significant transfers into or out of Level 3 during the period ended September 30, 2020.

See Accompanying Notes	SEMIANNUAL REPORT	SEPTEMBER 30, 2020	43

Notes to Financial Statements

1. ORGANIZATION

PIMCO Funds (the “Trust”) is a Massachusetts business trust established under a Declaration of Trust dated February 19, 1987, as amended and restated November 4, 2014. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the Institutional Class shares of the funds (each a “Fund” and collectively, the “Funds”) indicated on the cover of this report. Pacific Investment Management Company LLC (“PIMCO”) serves as the investment adviser (the “Adviser”) for the Funds. Gurtin Fixed Income Management, LLC doing business as Gurtin Municipal Bond Management (“Gurtin”) serves as the sub-adviser for the Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The functional and reporting currency for the Funds is the U.S. dollar. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from registered investment companies, if any, are recorded as realized gains.

44	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2020

(b) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency

Fund Name	Declared	Distributed

PIMCO Gurtin California Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin California Municipal Opportunistic Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Intermediate Value Fund	Daily	Monthly

PIMCO Gurtin National Municipal Opportunistic Value Fund	Daily	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly, among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	45

Notes to Financial Statements (Cont.)

Distributions classified as a tax basis return of capital at a Fund’s fiscal year end, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital on the Statements of Assets and Liabilities. In addition, other amounts have been reclassified between distributable earnings (accumulated loss) and paid in capital on the Statements of Assets and Liabilities to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(c) New Accounting Pronouncements  In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update (“ASU”), ASU 2020-04, which provides optional guidance to ease the potential accounting burden associated with transitioning away from the London Interbank Offered Rate and other reference rates that are expected to be discontinued. The ASU is effective immediately upon release of the update on March 12, 2020 through December 31, 2022. At this time, management is evaluating implications of these changes on the financial statements.

In October 2020, the U.S. Securities and Exchange Commission (“SEC”) adopted a final rule related to the use of derivatives, short sales, reverse repurchase agreements and certain other transactions by registered investment companies that will rescind and withdraw the guidance of the SEC and its staff regarding asset segregation and cover transactions. Subject to certain exceptions, the final rule will require funds to trade derivatives and other transactions that create future payment or delivery obligations (except reverse repurchase agreements and similar financing transactions) subject to a value-at-risk leverage limit, certain derivatives risk management program and reporting requirements. The rule will go into effect 60 days after it is published in the Federal Register and funds will have an eighteen-month transition period to comply with the rule and related reporting requirements. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The price of a Fund’s shares is based on the Fund’s net asset value (“NAV”). The NAV of a Fund, or each of its share classes, as applicable, is determined by dividing the total value of portfolio investments and other assets, less any liabilities attributable to that Fund or class, by the total number of shares outstanding of that Fund or class.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, each Fund reserves the right to either (i) calculate its NAV as of the earlier closing time or (ii) calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day. The Funds generally do not calculate their NAV on days during which the NYSE is closed. However, if the NYSE is closed on a day it would normally be open for business, each Fund reserves the right to calculate its NAV as of the normally scheduled close of regular trading on the NYSE for that day or such other time that the Fund may determine.

For purposes of calculating a NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together,

46	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2020

“Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Adviser to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments. Open-end management investment companies may include affiliated funds.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree are valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree are valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	47

Notes to Financial Statements (Cont.)

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Adviser the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Board. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated, to the Adviser, the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold. The Funds’ use of fair valuation may also help to deter “stale price arbitrage” as discussed under the “Abusive Trading Practices” section in each Fund’s prospectus.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or

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methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy.

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Notes to Financial Statements (Cont.)

Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Adviser that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

Investments in Securities

The Funds may utilize the investments and strategies described below to the extent permitted by each Fund’s respective investment policies.

Securities Issued by U.S. Government Agencies or Government-Sponsored Enterprises  are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities which do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities of similar maturities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Funds may enter into the borrowings and other financing transactions described below to the extent permitted by each Fund’s respective investment policies.

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The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below.

Interfund Lending  In accordance with an exemptive order (the “Order”) from the SEC, the Funds of the Trust may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Funds’ investment policies and restrictions. The Funds are currently permitted to borrow under the Interfund Lending Program. A lending fund may lend in aggregate up to 15% of its current net assets at the time of the interfund loan, but may not lend more than 5% of its net assets to any one borrowing fund through the Interfund Lending Program. A borrowing fund may not borrow through the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets (or any lower threshold provided for by the funds’ investment restrictions). If a borrowing funds’ total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interfund loan rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board.

On March 23, 2020, the SEC issued an exemptive order (the “Temporary Order”) to provide temporary relief to the Funds of the Trust in relation to the Interfund Lending Program, and the Funds’ Board of Trustees has authorized the Funds to rely on the Temporary Order. With respect to interfund lending, the Temporary Order permits, under certain conditions, a lending fund to lend in aggregate up to 25% of its current net assets at the time of the interfund loan and to make interfund loans with term limits of up to the expiration of the Temporary Order, notwithstanding the current limit of seven business days under the Order. The SEC determined in June 2020 that the Temporary Order would not be extended after its expiration on June 30, 2020.

During the period ended September 30, 2020, the Funds did not participate in the Interfund Lending Program.

6. PRINCIPAL AND OTHER RISKS

(a) Principal Risks

The principal risks of investing in a Fund, which could adversely affect its net asset value, yield and total return, are listed below.

Risks	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Small Fund	X	—	—	—

Interest Rate	X	X	X	X

Call	X	X	X	X

Credit	X	X	X	X

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Notes to Financial Statements (Cont.)

Risks	PIMCO Gurtin California Municipal Intermediate Value Fund	PIMCO Gurtin California Municipal Opportunistic Value Fund	PIMCO Gurtin National Municipal Intermediate Value Fund	PIMCO Gurtin National Municipal Opportunistic Value Fund

Market	X	X	X	X

Issuer	X	X	X	X

Liquidity	X	X	X	X

Income	X	X	X	X

Extension	X	X	X	X

Prepayment	X	X	X	X

When-issued Securities	X	X	X	X

Issuer Non-Diversification	X	X	X	X

Management	X	X	X	X

Municipal Instruments	X	X	X	X

California and Single State Municipal Securities	X	X	—	—

Single State Municipal Securities	—	—	X	X

Municipal Project-Specific	X	X	X	X

Floating Rate Securities	X	X	X	X

Tax-Exempt Status	X	X	X	X

Taxation	X	X	X	X

U.S. Treasury and Agency Securities	X	X	X	X

General Obligation Bond	X	X	X	X

Lease Revenue Bond	X	X	X	X

Revenue Bond	X	X	X	X

Zero Coupon Bond	X	X	X	X

Please see “Description of Principal Risks” in a Fund’s prospectus for a more detailed description of the risks of investing in a Fund.

Small Fund Risk  is the risk that a smaller fund may not achieve investment or trading efficiencies. Additionally, a smaller fund may be more adversely affected by large purchases or redemptions of fund shares.

Interest Rate Risk  is the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration.

Call Risk  is the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer’s credit quality). If an issuer calls a security that a Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features.

Credit Risk  is the risk that a Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling, or is perceived (whether by market participants, rating agencies, pricing services or otherwise) as unable or unwilling, to meet its financial obligations.

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Market Risk  is the risk that the value of securities owned by a Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries.

Issuer Risk  is the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services.

Liquidity Risk  is the risk that a particular investment may be difficult to purchase or sell and that a Fund may be unable to sell illiquid investments at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, causing increased supply in the market due to selling activity.

Income Risk  is the risk that when interest rates fall, a Fund’s income may decline. This decline can occur because a Fund may invest in lower-yielding bonds as bonds in its portfolio mature.

Extension Risk  is the risk that, in periods of rising interest rates, issuers of mortgage-related and other asset-backed securities may pay principal later than expected, which may reduce the value of a Fund’s investment in such securities and may prevent the Fund from receiving higher interest rates on proceeds reinvested.

Prepayment Risk  is the risk that, in periods of declining interest rates, issuers of mortgage-related and other asset-backed securities may pay principal more quickly than expected, which results in a Fund foregoing future interest income on the portion of the principal repaid early and may result in the Fund being forced to reinvest investment proceeds at lower interest rates.

When-Issued Securities Risk  is the risks related to municipal securities issued on a when-issued basis, where payment and delivery take place at a future date beyond the normal settlement date. Because the market price of the security may fluctuate during the time before payment and delivery, a Fund assumes the risk that the value of the security at delivery may be more or less than the purchase price. In addition, interest is not generally paid on when-issued securities until settlement.

Issuer Non-Diversification Risk  is the risk of focusing investments in a small number of issuers, including being more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. Funds that are “non-diversified” may invest a greater percentage of their assets in the securities of a single issuer (such as bonds issued by a particular state) than funds that are “diversified.”

Management Risk  is the risk that the investment techniques and risk analyses applied by Gurtin will not produce the desired results and that actual or potential conflicts of interest, legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to Gurtin and the individual portfolio manager in connection with managing a Fund and may cause Gurtin to restrict or prohibit participation in certain investments. There is no guarantee that the investment objective of a Fund will be achieved.

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Notes to Financial Statements (Cont.)

Municipal Instruments Risk  is the risk that a Fund may be affected significantly by the economic, regulatory or political developments affecting the ability of issuers of municipal instruments to pay interest or repay principal.

California and Single State Municipal Securities Risk  is the risk that because a Fund invests primarily in California Municipal Bonds but may invest more than 25% of its net assets in municipal instruments the principal and interest payments of which are paid by obligors located in a single state, other than California, it is more exposed to the impact of legislative, tax, and political changes within those states than a fund that invests more widely.

Single State Municipal Securities Risk  is the risk that because a Fund may invest a significant portion of its assets in municipal securities of a particular state, it may be more exposed to the impact of legislative, tax, and political changes within that state than a fund that invests more widely.

Municipal Project-Specific Risk  is the risk that a Fund may be more sensitive to adverse economic, business or political developments if it invests a substantial portion of its assets in the bonds of similar projects (such as those relating to education, health care, housing, transportation, and utilities), industrial development bonds, or in bonds from issuers in a single state.

Floating Rate Securities Risk  is the risk of investing in floating rate notes, which generally carry lower yields than fixed notes of the same maturity. Securities with variable or floating interest rates may be less sensitive to interest rate changes than securities with fixed interest rates, but may decline in value if their interest rates do not rise as much, or at the same pace, as interest rates in general. The interest rate for a floating rate note occasionally adjusts or resets by reference to a benchmark interest rate. Benchmark interest rates, such as London Interbank Offered Rate (“LIBOR”), may not precisely track market interest rates. In general, securities with longer durations tend to be more sensitive to interest rate changes, which may make them more volatile than securities with shorter durations.

Tax-Exempt Status Risk  is the risk that reclassifications or legislative or court actions could cause interest from a tax-exempt security to become taxable, possibly retroactively, subjecting you to increased tax liability.

Taxation Risk  is the risk that to the extent that a Fund invests in securities the income from which is not tax-exempt, your share of income from such investments will be taxable for state and/or federal income tax purposes. Although a Fund seeks to invest primarily in securities that are not subject to regular federal income tax (or California state income tax, as applicable), a Fund may invest a portion of its total assets in municipal securities subject to the federal alternative minimum tax.

U.S. Treasury and Agency Securities Risk  is the risk of investing in securities issued or guaranteed by the U.S. Treasury or its agencies and instrumentalities, which may be backed only by the credit of the agency or instrumentality and not by the full faith and credit of the United States. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities.

General Obligation Bond Risk  is the risk of investing in general obligation bonds, which are generally secured by the obligor’s pledge of its full faith, credit and taxing power for the payment of

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principal and interest. However, the taxing power of any governmental entity may be limited by provisions of state constitutions or laws and an entity’s credit will depend on many factors.

Lease Revenue Bond Risk  is the risk of investing in lease revenue bonds and other municipal lease obligations, which may be considered less secure than a general obligation or revenue bond and may or may not include a debt service reserve fund. There have also been certain legal challenges to the use of lease revenue bonds in various states.

Revenue Bond Risk  is the risk of investing in revenue bonds, which are generally backed by and payable from the revenues derived from a specific facility or specific revenue source or sources. As a result, the revenue bonds in which a Fund invests may entail greater credit risk than the Fund’s investments in general obligation bonds.

Zero Coupon Bond Risk  is the risk of investing in zero coupon bonds, in which the market prices are more volatile than the market prices of securities that pay interest on a regular basis. Since a Fund will not receive cash payments earned on these securities on a current basis, the Fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

(b) Other Risks

In general, a Fund may be subject to additional risks, including, but not limited to, risks related to government regulation and intervention in financial markets, operational risks, risks associated with financial, economic and global market disruptions, and cybersecurity risks. Please see a Fund’s prospectus and Statement of Additional Information for a more detailed description of the risks of investing in a Fund. Please see the Important Information section of this report for additional discussion of certain regulatory and market developments that may impact a Fund’s performance.

Market Disruption Risk  A Fund is subject to investment and operational risks associated with financial, economic and other global market developments and disruptions, including those arising from war, terrorism, market manipulation, government interventions, defaults and shutdowns, political changes or diplomatic developments, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics) and natural/environmental disasters, which can all negatively impact the securities markets and cause a Fund to lose value. These events can also impair the technology and other operational systems upon which a Fund’s service providers, including PIMCO as a Fund’s investment adviser, rely, and could otherwise disrupt a Fund’s service providers’ ability to fulfill their obligations to a Fund. For example, the recent spread of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in many markets, including markets for the securities a Fund holds, and may adversely affect a Fund’s investments and operations. Please see the Important Information section for additional discussion of the COVID-19 pandemic.

Government Intervention in Financial Markets  Federal, state, and other governments, their regulatory agencies, or self-regulatory organizations may take actions that affect the regulation of the instruments in which a Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Legislation or regulation may also change the way in which a Fund itself is regulated. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment

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Notes to Financial Statements (Cont.)

objective. Furthermore, volatile financial markets can expose a Fund to greater market and liquidity risk and potential difficulty in valuing portfolio instruments held by the Fund. The value of a Fund’s holdings is also generally subject to the risk of future local, national, or global economic disturbances based on unknown weaknesses in the markets in which a Fund invests. In addition, it is not certain that the U.S. Government will intervene in response to a future market disturbance and the effect of any such future intervention cannot be predicted. It is difficult for issuers to prepare for the impact of future financial downturns, although companies can seek to identify and manage future uncertainties through risk management programs.

Regulatory Risk  Financial entities, such as investment companies and investment advisers, are generally subject to extensive government regulation and intervention. Government regulation and/or intervention may change the way a Fund is regulated, affect the expenses incurred directly by a Fund and the value of its investments, and limit and/or preclude a Fund’s ability to achieve its investment objective. Government regulation may change frequently and may have significant adverse consequences. Moreover, government regulation may have unpredictable and unintended effects.

Operational Risk  An investment in a Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel and errors caused by third-party service providers. The occurrence of any of these failures, errors or breaches could result in a loss of information, regulatory scrutiny, reputational damage or other events, any of which could have a material adverse effect on a Fund. While a Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Cyber Security Risk  As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

7. FEES AND EXPENSES

(a) Investment Advisory Fee  PIMCO is a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”) and serves as the Adviser to the Trust, pursuant to an investment advisory contract. The Adviser receives a monthly fee from each Fund at an annual rate based on average daily net assets (the “Investment Advisory Fee”). The Investment Advisory Fee for all classes is charged at an annual rate as noted in the table in note (b) below.

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(b) Supervisory and Administrative Fee  PIMCO serves as administrator (the “Administrator”) and provides supervisory and administrative services to the Trust for which it receives a monthly supervisory and administrative fee based on each share class’s average daily net assets (the “Supervisory and Administrative Fee”). As the Administrator, PIMCO bears the costs of various third-party services, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs.

The Investment Advisory Fees and Supervisory and Administrative Fees for the Institutional Class, as applicable, are charged at the annual rate as noted in the following table (calculated as a percentage of each Fund’s average daily net assets attributable to the Institutional Class):

Fund Name	Investment Advisory Fee	Supervisory and Administrative Fee
PIMCO Gurtin California Municipal Intermediate Value Fund	0.30%(1)	0.20%
PIMCO Gurtin California Municipal Opportunistic Value Fund	0.40%(2)	0.23%
PIMCO Gurtin National Municipal Intermediate Value Fund	0.30%(1)	0.20%

PIMCO Gurtin National Municipal Opportunistic Value Fund	0.40%(2)	0.23%

(1)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.11% of the average daily net assets of the Fund.
(2)	PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee by 0.03% of the average daily net assets of the Fund.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Trust is responsible for the following expenses: (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) the costs of borrowing money, including interest expenses; (iv) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit (except the PIMCO All Asset and PIMCO All Asset All Authority Funds); and (v) extraordinary expense, including costs of litigation and indemnification expenses. The ratio of expenses to average net assets per share class, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses per share class.

The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Administrator, all of whom receive remuneration for their services to the Trust from the Administrator or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive a portion of the Funds’ Supervisory and Administrative Fee, or reimburse each Fund, to the extent that each Fund’s, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata share of Trustee Fees exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

In any month in which the supervision and administration agreement is in effect, PIMCO is entitled to reimbursement by each Fund of any portion of the supervisory and administrative fee waived or

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Notes to Financial Statements (Cont.)

reimbursed pursuant to the Expense Limitation Agreement (the “Reimbursement Amount”) during the previous thirty-six months from the date of the waiver, provided that such amount paid to PIMCO will not: i) together with any organizational expenses, pro rata share of expenses related to obtaining or maintaining a Legal Entity Identifier and pro rata Trustee fees, exceed, for such month, the Expense Limit (or the amount of the expense limit in place at the time the amount being recouped was originally waived if lower than the Expense Limit); ii) exceed the total Reimbursement Amount; or iii) include any amounts previously reimbursed to PIMCO. At September 30, 2020, there were no recoverable amounts.

Pursuant to a Fee Waiver Agreement, PIMCO has contractually agreed through July 31, 2021 to reduce its advisory fee for each Fund. This Fee Waiver Agreement renews annually unless terminated by PIMCO upon at least 30 days’ prior notice to the end of the contract term. PIMCO may not recoup these waivers in future periods.

The waivers are reflected on the Statements of Operations as a component of Waiver and/or Reimbursement by PIMCO. For the period ended September 30, 2020, the Funds below waived the following fees (amounts in thousands†):

Fund Name	Waived Fees

PIMCO Gurtin California Municipal Intermediate Value Fund	$29

PIMCO Gurtin California Municipal Opportunistic Value Fund	38

PIMCO Gurtin National Municipal Intermediate Value Fund	79

PIMCO Gurtin National Municipal Opportunistic Value Fund	42

†	A zero balance may reflect actual amounts rounding to less than one thousand.

8. RELATED PARTY TRANSACTIONS

The Adviser, Administrator, and Distributor are related parties. Fees paid to these parties are disclosed in Note 7, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

9. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

10. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve

58	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2020

correspondingly greater transaction costs, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, which are borne by the Fund. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates when distributed to shareholders). The transaction costs associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended September 30, 2020, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other

Fund Name	Purchases	Sales	Purchases	Sales

PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0	$5,012	$2,449

PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0	20,507	26,716

PIMCO Gurtin National Municipal Intermediate Value Fund	0	0	11,880	32,493

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0	15,827	24,381

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. SHARES OF BENEFICIAL INTEREST

The Trust may issue an unlimited number of shares of beneficial interest with a $0.01 par value. Changes in shares of beneficial interest were as follows (shares and amounts in thousands†):

	PIMCO Gurtin California Municipal Intermediate Value Fund

	Six Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	539	$5,717	1,158	$12,173

Issued as reinvestment of distributions

Institutional Class	43	463	100	1,052

Cost of shares redeemed

Institutional Class	(469)	(4,996)	(2,380)	(25,290)

Net increase (decrease) resulting from Fund share transactions	113	$1,184	(1,122)	$(12,065)

	PIMCO Gurtin California Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	1,331	$13,558	3,158	$31,941

Issued as reinvestment of distributions

Institutional Class	318	3,255	577	5,929

Cost of shares redeemed

Institutional Class	(1,473)	$(15,050)	(3,227)	$(33,086)

Net increase (decrease) resulting from Fund share transactions	176	$1,763	508	$4,784

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	59

Notes to Financial Statements (Cont.)

	PIMCO Gurtin National Municipal Intermediate Value Fund

	Six Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	2,687	$28,513	5,076	$53,085

Issued as reinvestment of distributions

Institutional Class	115	1,224	288	3,012

Cost of shares redeemed

Institutional Class	(4,413)	(46,342)	(6,157)	(64,215)

Net increase (decrease) resulting from Fund share transactions	(1,611)	$(16,605)	(793)	$(8,118)

	PIMCO Gurtin National Municipal Opportunistic Value Fund

	Six Months Ended September 30, 2020 (Unaudited)		Year Ended March 31, 2020

	Shares	Amount	Shares	Amount

Fund Share Transactions:

Receipts for shares sold

Institutional Class	4,182	$43,168	3,045	$31,505

Issued as reinvestment of distributions

Institutional Class	289	3,010	575	5,997

Cost of shares redeemed

Institutional Class	(1,484)	(15,448)	(2,953)	(30,655)

Net increase (decrease) resulting from Fund share transactions	2,987	$30,730	667	$6,847

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of this report.

13. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Adviser has reviewed the Funds’ tax positions for all open tax years. As of September 30, 2020, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

60	MUNICIPAL VALUE FUNDS

(Unaudited)

September 30, 2020

The Funds file U.S. federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of their last fiscal year ended March 31, 2020, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term

PIMCO Gurtin California Municipal Intermediate Value Fund	$0	$0

PIMCO Gurtin California Municipal Opportunistic Value Fund	0	0

PIMCO Gurtin National Municipal Intermediate Value Fund	688	486

PIMCO Gurtin National Municipal Opportunistic Value Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of September 30, 2020, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(1)

PIMCO Gurtin California Municipal Intermediate Value Fund	$50,185	$2,983	$(4)	$2,979

PIMCO Gurtin California Municipal Opportunistic Value Fund	234,248	10,878	(1,401)	9,477

PIMCO Gurtin National Municipal Intermediate Value Fund	138,406	7,331	(14)	7,317

PIMCO Gurtin National Municipal Opportunistic Value Fund	271,396	13,537	(386)	13,151

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) are attributable to wash sale loss deferrals for federal income tax purposes.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	61

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Currency Abbreviations:
USD (or $)	United States Dollar

Index/Spread Abbreviations:
US0003M	3 Month USD Swap Rate

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	FHA	Federal Housing Administration
AMBAC	American Municipal Bond Assurance Corp.	NPFGC	National Public Finance Guarantee Corp.
BAM	Build America Mutual Assurance	PSF	Public School Fund
CM	California Mortgage Insurance	Q-SBLF	Qualified School Bond Loan Fund
CR	Custodial Receipts	SGI	Syncora Guarantee, Inc.

Other Abbreviations:
TBA	To-Be-Announced

62	MUNICIPAL VALUE FUNDS

Approval of Investment Advisory Contract and Other Agreements

(Unaudited)

Approval of Renewal of the Amended and Restated Investment Advisory Contract, Second Amended and Restated Supervision and Administration Agreement, Amended and Restated Asset Allocation Sub-Advisory Agreement, Amended and Restated Sub-Advisory Agreement, Sub-Advisory Agreement and Investment Management Agreements

At a meeting held on August 18-19, 2020, the Board of Trustees (the “Board”) of PIMCO Funds (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Amended and Restated Investment Advisory Contract (the “Investment Advisory Contract”) between the Trust, on behalf of the Trust’s series (each a “Fund” and collectively, the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”), for an additional one-year term through August 31, 2021.1 The Board also considered and unanimously approved the renewal of the Second Amended and Restated Supervision and Administration Agreement (the “Supervision and Administration Agreement”) between the Trust, on behalf of the Funds, and PIMCO for an additional one-year term through August 31, 2021. In addition, the Board considered and unanimously approved the renewal of the: (i) Amended and Restated Asset Allocation Sub-Advisory Agreement between PIMCO, on behalf of PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, each a series of the Trust, and Research Affiliates, LLC (“Research Affiliates”); (ii) Amended and Restated Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund, each a series of the Trust, and Research Affiliates; and (iii) Sub-Advisory Agreement between PIMCO, on behalf of PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund, each a series of the Trust, and Gurtin Fixed Income Management, LLC dba Gurtin Municipal Bond Management (“Gurtin”), a wholly-owned subsidiary of PIMCO, each for an additional one-year term through August 31, 2021 (collectively, the “Sub-Advisory Agreements”).

In addition, the Board considered and unanimously approved the renewal of the Investment Management Agreements between PIMCO and each of the wholly-owned subsidiaries (each, a

[1]

The Board, including a majority of the Independent Trustees, determined to rely on the relief granted by a temporary exemptive order issued by the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940 that permits fund boards of trustees to approve advisory contracts at a meeting held by remote communications that allows participating trustees to hear one another simultaneously, rather than in-person, in light of the impact of the novel coronavirus (“COVID-19”) pandemic and restrictions on travel and in-person gatherings. The Board determined that reliance on the exemptive order was necessary and appropriate due to circumstances related to current or potential effects of the COVID-19 pandemic and government-mandated restrictions, and prior to commencing the approval meeting, the Board confirmed that all Board members could hear each other simultaneously during the meeting. The Board noted that it would ratify any actions taken at this meeting pursuant to the SEC relief at its next in-person meeting.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

“Subsidiary” and, collectively, the “Subsidiaries”) of certain of the Funds (collectively, the “Subsidiary Agreements” and, together with the Investment Advisory Contract and the Supervision and Administration Agreement, the “Agreements”), each for the same additional one-year period.

The information, material factors and conclusions that formed the basis for the Board’s approvals are summarized below.

1. INFORMATION RECEIVED

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO, Research Affiliates and Gurtin to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO, Research Affiliates and Gurtin to the Trust and each of the Funds, as applicable. In considering whether to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed additional information, including, but not limited to: comparative industry data with regard to investment performance; advisory and supervisory and administrative fees and expenses; financial information for PIMCO, including consolidated financial information for Gurtin, and, where relevant, financial information for Research Affiliates; information regarding the profitability to PIMCO of its relationship with the Funds; information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds; and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, a memorandum outlining legal duties of the Board in considering the renewal of the Agreements and the Sub-Advisory Agreements.

With respect to the Subsidiary Agreements, the Trustees considered that each Fund that has a Subsidiary may utilize its Subsidiary to execute its investment strategy and that PIMCO provides investment advisory and administrative services to the Subsidiaries pursuant to the Subsidiary Agreements in the same manner as it does for such Funds that have Subsidiaries under the Investment Advisory Contract and Supervision and Administration Agreement. The Trustees also considered that, with respect to each Subsidiary, PIMCO does not retain a separate advisory or other fee from the Subsidiary, and that PIMCO’s profitability with respect to each Fund that has a Subsidiary is not positively impacted as a result of the Subsidiary Agreements. The Trustees determined, therefore, that it was appropriate to consider the approval of the Subsidiary Agreements collectively with their consideration of the Investment Advisory Contract and Supervision and Administration Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreements and the Sub-Advisory Agreements, the Board reviewed written materials prepared by PIMCO and, where applicable, Research Affiliates and Gurtin in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice regarding, among other things, applicable legal standards from counsel to the Trust and the Independent Trustees, and reviewed comparative fee and performance data prepared

64	MUNICIPAL VALUE FUNDS

(Unaudited)

at the Board’s request by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company performance information and fee and expense data. The Board received presentations from PIMCO and, where applicable, Research Affiliates and Gurtin, on matters related to the Agreements and the Sub-Advisory Agreements and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 18-19, 2020 meeting. The Independent Trustees also met telephonically with counsel to the Trust and the Independent Trustees, including telephonic meetings on July 10, 2020 and July 30, 2020, and conducted a telephonic meeting on July 30, 2020 with management and counsel to the Trust and the Independent Trustees to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreements and the Sub-Advisory Agreements. In connection with its review of the Agreements and the Sub-Advisory Agreements, the Board received comparative information on the performance, the risk-adjusted performance and the fees and expenses of other peer group funds and share classes. The Independent Trustees also requested and received supplemental information, including information regarding Fund performance and profitability.

The approval determinations were made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreements and the Sub-Advisory Agreements, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreements and the Sub-Advisory Agreements, but is not intended to summarize all of the factors considered by the Board.

2. NATURE, EXTENT AND QUALITY OF SERVICES

(a) PIMCO, Research Affiliates, Gurtin, their Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including, but not limited to: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Investment Advisory Contract. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to enhancing and investing in its global infrastructure, technology capabilities, risk management processes and the specialized talent needed to stay at the forefront of the competitive investment management industry and to strengthen its ability to deliver services under the Agreements. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations, including new regulations impacting the Funds, and its commitment to further developing and strengthening these programs; its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other accounts managed by PIMCO; and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

In addition, the Board considered the nature, extent and quality of services provided by PIMCO to the wholly-owned subsidiaries of certain applicable Funds.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented, including, but not limited to investing in its cybersecurity program and business continuity functions, including the build-out of a new data center; funding projects and initiatives in support of the Funds; improving PIMCO governance and oversight of key fund administration processes; expanding and engaging a technology consultant to improve certain performance reconciliation processes; enhancing PIMCO’s oversight over certain of the Funds’ service providers; continuing to develop initiatives related to pricing, including, among other items, development of pricing tools and capabilities and continued extensive due diligence regarding pricing vendors; forming a new internal group responsible for the operational aspects of the Liquidity Risk Management Programs; developing of compliance and operations processes in connection with regulatory developments; continuing to invest in PIMCO’s technology infrastructure; continuing oversight by the Americas Fund Oversight Committee, which provides senior-level oversight and supervision focused on new and ongoing fund-related business opportunities; expanding engagement with a third party service provider to provide certain additional fund administration services subject to PIMCO’s oversight; investing in the Fund Treasurer’s Office; enhancing a proprietary application to support new trading strategies and increase data precision and administration control; developing a global tax management application that will enable investment professionals to access foreign market and security tax information on a real-time basis; utilizing a service provider’s proprietary software and managed service model to timely meet N-PORT and N-CEN regulatory requirements; upgrading a proprietary application to allow shareholder subscription and redemption data to pass to portfolio managers more quickly and efficiently; implementing a contingent NAV process; continuing to advocate in the public policy arena; developing a proprietary tool to monitor and facilitate potential interfund lending; utilizing a third-party software technology to allow portfolio management teams to run pre-trade calculations regarding new exchange-traded and cleared derivatives; and developing technology solutions to leverage artificial intelligence and machine learning. Similarly, the Board considered the asset allocation services provided by Research Affiliates to the PIMCO All Asset Fund and PIMCO All Asset All Authority Fund, the sub-advisory services provided by Research Affiliates to the PIMCO Multi-Strategy Alternative Fund, PIMCO RAE Fundamental Advantage PLUS Fund, PIMCO RAE PLUS EMG Fund, PIMCO RAE PLUS Fund, PIMCO RAE PLUS International Fund, PIMCO RAE PLUS Small Fund, and PIMCO RAE Worldwide Long/Short PLUS Fund and the sub-advisory services provided by Gurtin to the PIMCO Gurtin California Municipal Intermediate Value Fund, PIMCO Gurtin California Municipal Opportunistic Value Fund, PIMCO Gurtin National Municipal Intermediate Value Fund and PIMCO Gurtin National Municipal Opportunistic Value Fund. The Board further considered PIMCO’s oversight of Research Affiliates in connection with Research Affiliates providing asset allocation or sub-advisory services and PIMCO’s oversight of Gurtin in connection with Gurtin providing sub-advisory services. The Board also considered the depth and quality of Research Affiliates’ and Gurtin’s investment management and research capabilities, the experience and capabilities of their portfolio management personnel and the overall financial strength of the organizations.

Ultimately, the Board concluded that the nature, extent and quality of services provided or procured by PIMCO under the Agreements and provided by Research Affiliates and Gurtin under the Sub-Advisory Agreements are likely to continue to benefit the Funds and their shareholders, as applicable.

66	MUNICIPAL VALUE FUNDS

(Unaudited)

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Supervision and Administration Agreement.

The Board considered the terms of the Supervision and Administration Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under what is essentially an all-in fee structure (the “unified fee”). In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including, but not limited to, audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Supervision and Administration Agreement continue to increase. The Board considered PIMCO’s provision of supervisory and administrative services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market. Ultimately, the Board concluded that the nature, extent and quality of the services provided or procured by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. INVESTMENT PERFORMANCE

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 and other performance data, as available, over short- and long-term periods ended June 30, 2020 (the “PIMCO Report”) and from Broadridge concerning the Funds’ performance, as available, over short- and long-term periods ended March 31, 2020 (the “Broadridge Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Broadridge Report, which were provided in advance of the August 18-19, 2020 meeting. The Trustees reviewed information indicating that classes of each Fund would have substantially similar performance to that of the Institutional Class of the relevant Fund on a relative basis because all of the classes are invested in the same portfolio of investments and that differences in performance among classes could principally be attributed to differences in the supervisory and administrative fees and distribution and/or servicing expenses of each class. The Board noted that, due to differences (such as specific investment strategies or fee structures) between certain of the Funds and their so-called peers in the Broadridge categories, performance comparisons may not be particularly relevant to the consideration of Fund performance, but found the comparative information supported its overall evaluation.

The Trustees noted the Funds (based on Institutional Class performance) that outperformed their respective benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board also noted the amounts of the Funds’ and PIMCO Equity Series’ assets (based on Institutional Class performance) that outperformed their relative benchmark indexes on a net-of-fees basis over the one-, three- and five-year periods ended June 30, 2020. The Board reviewed information that showed that a majority of the Funds and the Funds’ assets (based on

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	67

Approval of Investment Advisory Contract and Other Agreements (Cont.)

Institutional Class performance) outperformed their respective Broadridge category’s median return over the ten-year periods ended March 31, 2020. The Board considered that, according to the Broadridge Report, the Funds generally performed well versus competitors during the long-term, but that certain Funds had underperformed in comparison to their respective peer groups or benchmark indexes, or both, on a net-of-fees basis over certain short- and long-term periods. The Board discussed with PIMCO the reasons for the underperformance of these Funds over short- and long-term periods. The Board also considered actions that have been taken by PIMCO throughout the year to attempt to address underperformance.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreements, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreements.

4. ADVISORY FEES, SUPERVISORY AND ADMINISTRATIVE FEES AND TOTAL EXPENSES

The Board considered that PIMCO seeks to price new funds and classes at scale at the outset with reference to the total expense ratios of the respective Broadridge median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund or class of shares, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, the risk assumed by PIMCO in the development of products and the provision of services and the competitive marketplace for financial products. Fees charged to or proposed for different Funds for advisory services and supervisory and administrative services may vary in light of these various factors.

The Board reviewed the advisory fees, supervisory and administrative fees and total expenses of the Funds (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. The Board also reviewed information relating to the sub-advisory fees paid to Research Affiliates or Gurtin with respect to applicable Funds, taking into account that PIMCO compensates Research Affiliates and Gurtin from the advisory fees paid by such Funds to PIMCO. With respect to advisory fees, the Board reviewed data from the Broadridge Report that compared the average and median advisory fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. In addition, the Board considered the expense limitation agreement in place for all of the Funds and fee waivers in place for certain of the Funds and also noted the fee waivers in place with respect to the advisory fee and supervisory and administrative fee that might result from investments by applicable Funds in their respective wholly-owned subsidiaries. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers changes where appropriate, and noted in particular, the proposed five basis point reduction in the advisory fee for the PIMCO RAE PLUS EMG Fund.

The Board also reviewed data comparing the Funds’ advisory fees to the fee rates PIMCO charges to separate accounts, private funds, collective investment trusts and sub-advised clients with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees were attributable to various factors, including, but not limited to, differences in the advisory and other services provided by PIMCO to the Funds,

68	MUNICIPAL VALUE FUNDS

(Unaudited)

differences in the number or extent of the services provided by PIMCO to the Funds, the manner in which similar portfolios may be managed, different requirements with respect to liquidity management and the implementation of other regulatory requirements, and the fact that separate accounts may have other contractual arrangements or arrangements across PIMCO strategies that justify different levels of fees. The Board considered that, with respect to collective investment trusts, PIMCO performs fewer or less extensive services because collective investment trusts are generally exempt from SEC regulation; investors in a collective investment trust may receive shareholder services from a trustee bank, rather than PIMCO; collective investment trusts have less regulatory disclosure; and the management structure of collective investment trusts differs from that of funds. The Trustees also considered that PIMCO faces increased entrepreneurial, legal and regulatory risk in sponsoring and managing mutual funds and ETFs as compared to separate accounts, external sub-advised funds or other investment products. In addition, the Trustees considered that PIMCO may charge certain private funds with similar investment mandates lower fees than the Funds because such private funds are not required to accept daily redemptions or price their assets on a daily basis, generally do not accept small investors with small account balances and operate under a less complex regulatory regime.

Regarding advisory fees charged by PIMCO in its capacity as sub-adviser to third party/unaffiliated funds, the Trustees took into account that such fees may be lower than the fees charged by PIMCO to serve as adviser to the Funds. The Trustees also took into account that there are various reasons for any such differences in fees, including, but not limited to, the fact that PIMCO may be subject to varying levels of entrepreneurial, legal and regulatory risk and different servicing requirements when PIMCO does not serve as the sponsor of a fund and is not principally responsible for all aspects of a fund’s investment program and operations as compared to when PIMCO serves as investment adviser and sponsor.

The Board considered the Funds’ supervisory and administrative fees, comparing them to similar funds managed by other investment advisers in the Broadridge Report. The Board also considered that, as the Funds’ business has become increasingly complex and the number of Funds has grown over time, PIMCO has provided an increasingly broad array of fund supervisory and administrative functions. In addition, the Board considered the Trust’s unified fee structure, under which the Trust pays for the supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, ordinary legal, transfer agency, sub-accounting and printing costs. The Board further considered that many other funds pay for comparable services separately, and thus it is difficult to directly compare the Trust’s unified supervisory and administrative fees with the fees paid by other funds for administrative services alone. The Board also considered that the unified supervisory and administrative fee leads to Fund fees that are fixed over the contract period, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it inherently reflects certain economies of scale by fixing the absolute level of Fund fees at competitive levels over the contract period even if the Funds’ operating costs rise when assets remain flat or decrease. Other factors the Board considered in assessing the unified fee include PIMCO’s approach of pricing Funds at scale at inception and reinvesting in other important areas of the business that support the Funds. The Board considered historical advisory and supervisory and administrative fee reductions

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Approval of Investment Advisory Contract and Other Agreements (Cont.)

implemented for different Funds and classes, noting that the unified fee can be increased or decreased in subsequent contractual periods with Board approval and is subject to the periodic reviews discussed above. The Board noted that, with few exceptions, PIMCO has generally maintained Fund fees at the same level as implemented when the unified fee was adopted, and has reduced fees for a number of Funds in prior years. The Board concluded that the Funds’ supervisory and administrative fees were reasonable in relation to the value of the services provided, including the services provided to different classes of shareholders, and that the expenses assumed contractually by PIMCO under the Supervision and Administration Agreement represent, in effect, a cap on overall Fund fees during the contractual period, which is beneficial to the Funds and their shareholders.

The Board noted that the majority of the Funds’ total expenses continue to be lower than those of the majority of competitor funds. The Board discussed with PIMCO those Funds and/or classes of Funds that had above median total expenses. Upon comparing the Funds’ total expenses to other funds in the “Peer Groups” provided by the Broadridge Report, the Board found total expenses of each Fund to be reasonable.

The Trustees also considered the advisory fees charged to the Funds that operate as funds of funds (the “Funds of Funds”) and the advisory services provided in exchange for such fees. The Trustees determined that such services were in addition to the advisory services provided to the underlying funds in which the Funds of Funds may invest and, therefore, such services were not duplicative of the advisory services provided to the underlying funds. The Board also considered the various fee waiver agreements in place for the Funds of Funds.

Based on the information presented by PIMCO, Research Affiliates and Gurtin, members of the Board determined, in the exercise of their business judgment, that the level of the advisory fees and supervisory and administrative fees charged by PIMCO under the Agreements, that the fees charged by Research Affiliates and Gurtin under the Sub-Advisory Agreements, and that the total expenses of each Fund and the PIMCO RAE PLUS EMG Fund after the proposal to decrease its fees, are reasonable.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board reviewed information regarding PIMCO’s costs of providing services to, as well as the resulting level of profits from, the Funds. To the extent applicable, the Board also reviewed information regarding the portion of a Fund’s advisory fee retained by PIMCO, following the payment of sub-advisory fees to Research Affiliates or Gurtin, with respect to the Fund. Additionally, the Board discussed PIMCO’s pre-distribution profit margin ranges with respect to the Funds, as compared to the prior year. The Board also noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s investment in global infrastructure, technology capabilities, risk management processes and qualified personnel to reinforce and offer new services and to accommodate changing regulatory requirements.

The Board considered the existence of any economies of scale and noted that, to the extent that PIMCO achieves economies of scale in managing the Funds, PIMCO shares the benefits of economies of scale, if any, with the Funds and their shareholders in a number of ways, including investing in portfolio and trade operations management, firm technology, middle and back office support, legal

70	MUNICIPAL VALUE FUNDS

(Unaudited)

and compliance, and fund administration logistics; senior management supervision, governance and oversight of those services; and through fee reductions or waivers, the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. In considering the advisory fees paid by the Funds, the Board also reviewed materials indicating that retail investors in the Funds receive the benefit of PIMCO’s advisory services at the same advisory fee rates as institutional investors in the Funds. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady during the contractual period at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the advisory fee or the unified fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale and noted that PIMCO has continued to reinvest in many areas of the business to support the Funds.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed fees over the annual contract period even if the particular Fund’s assets decline and/or operating costs rise. The Trustees also reviewed materials indicating that, unlike the Funds’ unified fee structure, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees reviewed materials indicating, for example, that the PIMCO Total Return Fund, which experienced significant outflows over the past few years, could have seen increases in effective fee rates and total expense ratios if its fee schedule had featured breakpoints or if it did not have a unified fee structure. In addition, the Trustees considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that the Funds’ cost structures were reasonable and that PIMCO is appropriately sharing economies of scale, if any, through the Funds’ unified fee structure, generally pricing Funds to scale at inception and reinvesting in its business to provide enhanced and expanded services to the Funds and their shareholders.

6. ANCILLARY BENEFITS

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust. Such benefits may include possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust or third party service providers’ relationship-level fee concessions, which decrease fees paid by PIMCO. The Board also considered that affiliates of PIMCO provide distribution and/or shareholder services to the Funds and their shareholders, for which they may be compensated through distribution and servicing fees paid pursuant to the Funds’ Rule 12b-1 plans or otherwise, such as through all or portions of the sales charges on Class A or Class C shares of the Funds, as applicable. The Board noted that, while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

SEMIANNUAL REPORT	SEPTEMBER 30, 2020	71

Approval of Investment Advisory Contract and Other Agreements (Cont.)

(Unaudited)

7. CONCLUSIONS

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO, Research Affiliates and Gurtin supported the renewal of the Agreements and the Sub-Advisory Agreements. The Independent Trustees and the Board as a whole concluded that the Agreements and the Sub-Advisory Agreements continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreements and the fees paid to Research Affiliates and Gurtin by PIMCO under the Sub-Advisory Agreements, and that the renewal of the Agreements and the Sub-Advisory Agreements was in the best interests of the Funds and their shareholders.

72	MUNICIPAL VALUE FUNDS

General Information

Investment Adviser and Administrator

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Investment Sub-Adviser

Gurtin Fixed Income Management, LLC

440 Stevens Avenue, Suite 260

Solana Beach, CA 92075

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

DST Asset Manager Solutions, Inc.

Institutional Class, I-2, I-3, Administrative Class

430 W 7th Street STE 219024

Kansas City, MO 64105-1407

DST Asset Manager Solutions, Inc.

Class A, Class C, Class R

430 W 7th Street STE 219294

Kansas City, MO 64105-1407

Legal Counsel

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the Funds listed on the Report cover.

PF4018SAR_093020

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The information required by this Item 6 (except with respect to the PIMCO Total Return Fund and PIMCO Income Fund) is included as part of the semiannual reports to shareholders filed under Item 1 of this Form N-CSR.

Please note that the Registrant has included a summary schedule of portfolio securities of the PIMCO Income Fund in its report to shareholders, a copy of which is included under Item 1, for this reporting period. The PIMCO Income Fund’s complete schedule of investments in securities of unaffiliated issuers as of the close of this period as set forth in Section 210.12-12 of Regulation S-X is set forth below:

Consolidated Schedule of Investments PIMCO Income Fund

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS AND UNITS, IF ANY)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 147.6%
LOAN PARTICIPATIONS AND ASSIGNMENTS 4.0%
Advanz Pharma Corp.
6.500% (LIBOR03M + 5.500%) due 09/06/2024 ~		$44,397	$43,250
Al Convoy (Luxembourg) SARL
3.750% (EUR003M + 3.750%) due 01/17/2027 ~	EUR	12,000	13,863
4.650% (LIBOR03M + 3.500%) due 01/17/2027 ~		$5,586	5,544
Alphabet Holding Co., Inc.
3.647% (LIBOR03M + 3.500%) due 09/26/2024 ~		7,692	7,507
Altice France S.A.
4.152% (LIBOR03M + 4.000%) due 08/14/2026 ~		52,315	50,915
American Builders & Contractors Supply Co., Inc.
2.147% (LIBOR03M + 2.000%) due 01/15/2027 ~		41,382	40,280
Ancestry.com Operations, Inc.
4.400% (LIBOR03M + 4.250%) due 08/27/2026 ~		29,908	29,914
4.750% (LIBOR03M + 3.750%) due 10/19/2023 ~		4,272	4,274
Aramark Services, Inc.
1.897% (LIBOR03M + 1.750%) due 03/11/2025 ~		9,978	9,603
Avantor, Inc.
3.250% (LIBOR03M + 2.250%) due 11/21/2024 ~		3,252	3,213
Avolon TLB Borrower (U.S.) LLC
2.250% (LIBOR03M + 1.500%) due 02/12/2027 ~		15,782	15,183
2.500% (LIBOR03M + 1.750%) due 01/15/2025 ~		32,922	32,222
AWAS Aviation Capital Ltd.
4.870% due 10/03/2021 «(l)		22,958	23,035
Axalta Coating Systems U.S. Holdings, Inc.
1.970% (LIBOR03M + 1.750%) due 06/01/2024 ~		3,640	3,561
Banijay Entertainment S.A.S
3.907% (LIBOR03M + 3.750%) due 03/01/2025 «~		3,150	3,095
Bausch Health Cos., Inc.
2.901% (LIBOR03M + 2.750%) due 11/27/2025 ~		16,472	16,132
3.151% (LIBOR03M + 3.000%) due 06/02/2025 ~		21,193	20,813
Beacon Roofing Supply, Inc.
2.397% (LIBOR03M + 2.250%) due 01/02/2025 ~		6,386	6,199
Boeing Co.
TBD% - 1.520% (LIBOR03M + 1.250%) due 02/07/2022 µ~		70,300	68,630
Britannia Property Owner LLC
TBD% (LIBOR03M + 3.250%) due 10/09/2021 «~(l)		47,500	47,588
BWAY Holding Co.
3.523% (LIBOR03M + 3.250%) due 04/03/2024 ~		9,452	8,947
Caesars Resort Collection LLC
2.897% (LIBOR03M + 2.750%) due 12/23/2024 ~		80,952	76,083
4.647% - 4.772% (LIBOR03M + 4.500%) due 07/21/2025 ~		66,771	64,816
Camelot U.S. Acquisition 1 Co.
3.147% (LIBOR03M + 3.000%) due 10/30/2026 ~		3,375	3,330

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Carnival Corp.
7.500% (EUR003M + 7.500%) due 06/30/2025 ~	EUR	83,192	$96,782
8.500% (LIBOR03M + 7.500%) due 06/30/2025 ~		$207,699	210,642
Castlelake Aircraft Securitization Trust
3.967% due 07/15/2042		44,135	40,843
CenturyLink, Inc.
2.397% (LIBOR03M + 2.250%) due 03/15/2027 ~		27,809	26,769
Charter Communications Operating LLC
1.896% - 1.900% (LIBOR03M + 1.750%) due 02/01/2027 ~		10,801	10,587
Cheltenham LLC
TBD% (LIBOR03M + 3.650%) due 11/09/2021 «~(l)		62,000	53,128
CityCenter Holdings LLC
3.000% (LIBOR03M + 2.250%) due 04/18/2024 ~		5,902	5,681
Clear Channel Outdoor Holdings, Inc.
3.761% (LIBOR03M + 3.500%) due 08/21/2026 ~		11,682	10,689
CommScope, Inc.
3.397% (LIBOR03M + 3.250%) due 04/06/2026 ~		32,175	31,431
Core & Main LP
3.750% (LIBOR03M + 2.750%) due 08/01/2024 ~		5,677	5,578
CSC Holdings LLC
2.652% (LIBOR03M + 2.500%) due 04/15/2027 ~		15,623	15,189
Dell International LLC
2.750% (LIBOR03M + 2.000%) due 09/19/2025 ~		12,985	12,946
Delos Finance SARL
1.970% (LIBOR03M + 1.750%) due 10/06/2023 ~		19,850	19,453
Delta Air Lines, Inc.
TBD% due 09/16/2027		31,500	31,810
5.750% (LIBOR03M + 4.750%) due 04/29/2023 ~		48,796	48,790
Diamond (BC) BV
3.147% - 3.261% (LIBOR03M + 3.000%) due 09/06/2024 ~		5,203	4,883
Diamond Resorts Corp.
4.750% (LIBOR03M + 3.750%) due 09/02/2023 ~		70,724	63,607
Elanco Animal Health, Inc.
1.905% (LIBOR03M + 1.750%) due 08/01/2027 ~		30,656	29,859
Emerald TopCo, Inc.
3.761% (LIBOR03M + 3.500%) due 07/24/2026 ~		6,241	6,030
Encina Private Credit LLC
TBD% - 4.627% (LIBOR03M + 3.627%) due 11/30/2025 «µ~		232,200	232,200
Envision Healthcare Corp.
3.897% (LIBOR03M + 3.750%) due 10/10/2025 ~		246,115	177,510
EyeCare Partners LLC
3.750% due 02/18/2027 µ		2,322	2,196
3.897% (LIBOR03M + 3.750%) due 02/18/2027 ~		9,900	9,365
Fidere Gestion De Vivienda
2.500% (EUR003M + 2.500%) due 08/15/2023 «~(l)	EUR	84,592	95,878
Fleet U.S. Bidco, Inc.
3.397% (LIBOR03M + 3.250%) due 10/07/2026 «~		$2,120	2,078
Forest City Enterprises LP
3.647% (LIBOR03M + 3.500%) due 12/08/2025 ~		23,640	23,152
Froneri International PLC
2.397% (LIBOR03M + 2.250%) due 01/31/2027 ~		24,622	23,772
2.625% (EUR003M + 2.625%) due 01/31/2027 ~	EUR	20,900	23,876
Frontier Communications Corp.
6.000% (PRIME + 2.750%) due 06/15/2024 ~		$17,927	17,703
Gardner Denver, Inc.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		74	72
GHH Holdings Ltd.
1.965% (BP0003M + 1.850%) due 12/04/2024 «~(l)	GBP	75,000	92,170

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Golden Nugget, Inc.
3.250% (LIBOR03M + 2.500%) due 10/04/2023 ~		$272	$245
Gray Television, Inc.
2.655% (LIBOR03M + 2.500%) due 01/02/2026 ~		15,506	15,259
Grey Barn LLC
TBD% (LIBOR03M + 3.000%) due 09/09/2021 «~(l)		95,000	94,795
Grifols Worldwide Operations USA, Inc.
2.100% (LIBOR03M + 2.000%) due 11/15/2027 ~		3,343	3,282
HCA, Inc.
1.897% (LIBOR03M + 1.750%) due 03/13/2025 ~		10,401	10,377
Hilton Worldwide Finance LLC
1.898% (LIBOR03M + 1.750%) due 06/22/2026 ~		124,261	120,412
Hotel (PL Property) Ltd.
1.982% (BP0003M + 1.900%) due 02/07/2023 «~(l)	GBP	54,000	68,801
Illuminate Buyer LLC
4.147% (LIBOR03M + 4.000%) due 06/16/2027 ~		$7,100	7,059
Ineos Finance PLC
2.500% (EUR003M + 2.000%) due 04/01/2024 ~	EUR	56,016	64,408
Ingersoll Rand Co. Ltd.
1.897% (LIBOR03M + 1.750%) due 03/01/2027 ~		$20,500	19,872
Intelsat Jackson Holdings S.A.
3.600% - 6.500% (LIBOR03M + 5.500%) due 07/13/2022 µ~		57,826	59,006
8.000% (PRIME + 4.750%) due 11/27/2023 ~		142,744	143,850
8.625% due 01/02/2024		7,520	7,623
8.750% (PRIME + 5.500%) due 01/02/2024 ~		8,166	8,255
IRB Holding Corp.
3.750% (LIBOR03M + 2.750%) due 02/05/2025 ~		7,215	6,908
Isla Vista Owner LLC
TBD% (LIBOR03M + 2.674%) due 05/09/2021 «~(l)		53,500	53,529
Jefferies Finance LLC
3.397% - 3.438% (LIBOR03M + 3.250%) due 06/03/2026 ~		8,414	8,220
Kiinteisto oy Paulon Talo
2.300% (EUR003M + 2.300%) due 02/15/2021 «~(l)	EUR	39,524	46,076
2.350% (EUR003M + 2.350%) due 02/15/2021 «~(l)		27,218	31,730
Marriott Ownership Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 08/29/2025 ~		$9,900	9,555
McDermott Technology Americas, Inc.
3.147% (LIBOR03M + 3.000%) due 06/30/2024 «~		2,402	2,102
4.147% (LIBOR03M + 4.000%) due 06/30/2025 ~		5,256	4,283
Meredith Corp.
2.647% (LIBOR03M + 2.500%) due 01/31/2025 ~		3,299	3,193
Messer Industrie GmbH
2.720% (LIBOR03M + 2.500%) due 03/01/2026 ~		14,168	13,931
MH Sub LLC
3.647% (LIBOR03M + 3.500%) due 09/13/2024 ~		16,635	16,289

2	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Nascar Holdings, Inc.
2.895% (LIBOR03M + 2.750%) due 10/19/2026 ~		$5,887	$5,778
NCI Building Systems, Inc.
3.901% (LIBOR03M + 3.750%) due 04/12/2025 ~		44,534	43,978
Neiman Marcus Group Ltd. LLC
13.000% (LIBOR03M + 12.000%) due 09/25/2025 ~		72,793	75,037
Nexstar Broadcasting, Inc.
2.395% (LIBOR03M + 2.250%) due 01/17/2024 ~		7,562	7,379
Nielsen Finance LLC
2.154% (LIBOR03M + 2.000%) due 10/04/2023 ~		25,962	25,506
3.750% (EUR003M + 3.750%) due 06/04/2025 ~	EUR	3,890	4,557
4.750% (LIBOR03M + 3.750%) due 06/04/2025 ~		$6,883	6,883
Oasis West
3.410% (LIBOR03M + 3.250%) due 03/08/2022 «~(l)		203,042	199,738
Ortho-Clinical Diagnostics S.A.
3.406% (LIBOR03M + 3.250%) due 06/30/2025 ~		8,313	7,984
Pacific Gas & Electric Co.
2.188% (LIBOR03M + 2.000%) due 06/30/2021 ~		27,400	27,000
2.438% (LIBOR03M + 2.250%) due 01/03/2022 ~		27,400	26,966
Parexel International Corp.
2.897% (LIBOR03M + 2.750%) due 09/27/2024 ~		6,693	6,432
PetSmart, Inc.
4.500% (LIBOR03M + 3.500%) due 03/11/2022 ~		24,697	24,670
Playtika Holding Corp.
7.000% (LIBOR03M + 6.000%) due 12/10/2024 ~		9,881	9,917
Prestige Brands, Inc.
2.147% (LIBOR03M + 2.000%) due 01/26/2024 ~		577	574
Project Bull
2.151% (LIBOR03M + 2.000%) due 03/11/2021 «~		103,832	103,878
PUG LLC
3.647% (LIBOR03M + 3.500%) due 02/12/2027 ~		7,275	6,457
Qatar National Bank SAQ
1.153% (LIBOR03M + 0.900%) due 12/22/2020 «~		54,850	54,809
Refinitiv U.S. Holdings, Inc.
3.250% (EUR003M + 3.250%) due 10/01/2025 ~	EUR	143,505	166,406
3.397% (LIBOR03M + 3.250%) due 10/01/2025 ~		$180,200	178,680
RegionalCare Hospital Partners Holdings, Inc.
3.897% (LIBOR03M + 3.750%) due 11/17/2025 ~		10,700	10,417
Reynolds Consumer Products LLC
1.896% (LIBOR03M + 1.750%) due 02/04/2027 ~		11,742	11,605
Reynolds Group Holdings, Inc.
2.897% - 5.000% (LIBOR03M + 2.750%) due 02/05/2023 ~		4,301	4,266
RPI Intermediate Finance Trust
1.897% (LIBOR03M + 1.750%) due 02/11/2027 ~		3,193	3,176

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SBA Senior Finance LLC
1.900% (LIBOR03M + 1.750%) due 04/11/2025 ~		$4,802	$4,689
Sequa Mezzanine Holdings LLC
7.750% (LIBOR03M + 6.750%) due 11/28/2023 ~		48,065	45,842
Sequa Mezzanine Holdings LLC (5.000% Cash and 6.750% PIK)
11.750% (LIBOR03M + 4.000%) due 04/28/2024 «~(c)		14,801	11,841
Serta Simmons Bedding LLC
4.500% (LIBOR03M + 3.500%) due 11/08/2023 ~		5,018	1,747
Sierra Hamilton LLC
15.000% due 09/12/2023 «		893	893
Sigma Bidco BV
3.500% (EUR003M + 3.500%) due 07/02/2025 ~	EUR	42,800	48,889
Sinclair Television Group, Inc.
2.647% (LIBOR03M + 2.500%) due 09/30/2026 ~		$12,251	11,997
Sotera Health Holdings LLC
5.500% (LIBOR03M + 4.500%) due 12/11/2026 ~		27,869	27,799
SS&C Technologies Holdings Europe SARL
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		17,996	17,471
SS&C Technologies, Inc.
1.897% (LIBOR03M + 1.750%) due 04/16/2025 ~		25,471	24,728
Starfruit Finco BV
3.151% (LIBOR03M + 3.000%) due 10/01/2025 ~		40,665	39,445
State of Rio de Janeiro
6.024% (LIBOR03M + 3.250%) due 12/20/2020 «~		86,984	87,420
Sunshine Luxembourg SARL
3.750% (EUR003M + 3.750%) due 10/01/2026 ~	EUR	6,900	7,972
4.470% (LIBOR03M + 4.250%) due 10/01/2026 ~		$51,388	51,200
Syniverse Holdings, Inc.
6.000% (LIBOR03M + 5.000%) due 03/09/2023 ~		26,312	20,502
T-Mobile USA, Inc.
3.147% (LIBOR03M + 3.000%) due 04/01/2027 ~		62,843	62,871
Tawny Funding S.A.
3.150% (EUR003M + 3.150%) due 03/16/2023 «~(l)	EUR	254,702	285,208
Tronox Finance LLC
3.147% - 3.220% (LIBOR03M + 3.000%) due 09/23/2024 ~		$4,138	4,086
U.S. Renal Care, Inc.
5.147% (LIBOR03M + 5.000%) due 06/26/2026 ~		23,007	22,460
Univision Communications, Inc.
3.750% (LIBOR03M + 2.750%) due 03/15/2024 ~		176,067	169,948
Valaris PLC
TBD% due 08/17/2021 «		4,028	4,020
VFH Parent LLC
3.151% (LIBOR03M + 3.000%) due 03/01/2026 ~		3,456	3,437
VS Buyer LLC
3.397% (LIBOR03M + 3.250%) due 02/28/2027 ~		4,459	4,397
Westmoreland Mining Holdings LLC
9.250% (LIBOR03M + 8.250%) due 03/15/2022 «~		2,155	2,047
Westmoreland Mining Holdings LLC (15.000% PIK)
15.000% due 03/15/2029 (c)		10,590	6,178
Whatabrands LLC
2.906% (LIBOR03M + 2.750%) due 07/31/2026 ~		4,928	4,827
Windstream Services LLC
7.250% (LIBOR03M + 6.250%) due 09/21/2027 ~		28,030	27,207
Wyndham Hotels & Resorts, Inc.
1.897% (LIBOR03M + 1.750%) due 05/30/2025 ~		12,936	12,499
Zayo Group Holdings, Inc.
3.147% (LIBOR03M + 3.000%) due 03/09/2027 ~		94,475	91,904

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Zephyrus Capital Aviation Partners LLC
4.605% due 10/15/2038		$18,478	$16,463

Total Loan Participations and Assignments (Cost $5,072,871)			4,973,806

CORPORATE BONDS & NOTES 25.8%
BANKING & FINANCE 12.2%
AerCap Ireland Capital DAC
2.875% due 08/14/2024		5,850	5,639
3.500% due 05/26/2022		1,300	1,313
4.125% due 07/03/2023		15,000	15,312
5.000% due 10/01/2021		2,200	2,268
6.500% due 07/15/2025		16,040	17,338
AIB Group PLC
4.263% due 04/10/2025 •		130,445	140,408
4.750% due 10/12/2023		14,200	15,452
Aircastle Ltd.
5.125% due 03/15/2021		844	856
Ally Financial, Inc.
3.875% due 05/21/2024		31,766	33,887
4.250% due 04/15/2021		12,842	13,063
4.625% due 05/19/2022		7,605	7,993
8.000% due 11/01/2031		9,158	12,541
Ambac Assurance Corp.
5.100% due 06/07/2021		197	271
Ambac LSNI LLC
6.000% due 02/12/2023 •		120,400	120,550
American Campus Communities Operating Partnership LP
3.875% due 01/30/2031		3,200	3,502
Annington Funding PLC
2.646% due 07/12/2025	GBP	8,700	12,008
Aon Corp.
2.800% due 05/15/2030		$28,158	30,476
Assurant, Inc.
4.200% due 09/27/2023		2,956	3,167
Athene Global Funding
4.000% due 01/25/2022		6,380	6,626
Aviation Capital Group LLC
2.875% due 01/20/2022		2,605	2,586
Avolon Holdings Funding Ltd.
2.875% due 02/15/2025		34,664	31,831
3.250% due 02/15/2027		9,076	8,116
5.125% due 10/01/2023		24,190	24,283
5.500% due 01/15/2023		34,244	34,584
Banco Bradesco S.A.
2.850% due 01/27/2023		41,207	41,786
3.200% due 01/27/2025		35,869	36,609
Banco BTG Pactual S.A.
4.500% due 01/10/2025		38,500	39,367
Banco de Credito del Peru
4.650% due 09/17/2024	PEN	166,000	48,345
Banco Santander S.A.
1.386% (US0003M + 1.120%) due 04/12/2023 ~		$6,800	6,833
3.848% due 04/12/2023		10,200	10,899
Bank of America Corp.
3.419% due 12/20/2028 •		4,000	4,461
3.559% due 04/23/2027 •(n)		25,000	27,956
3.974% due 02/07/2030 •		7,000	8,147
4.083% due 03/20/2051 •		19,000	23,607
Banque PSA Finance S.A.
5.750% due 04/04/2021		200	204
Barclays Bank PLC
7.625% due 11/21/2022 (k)		341,820	376,109
Barclays PLC
1.500% due 09/03/2023	EUR	300	364
1.660% (US0003M + 1.380%) due 05/16/2024 ~		$79,200	79,456
1.710% (US0003M + 1.430%) due 02/15/2023 ~		41,300	41,515
1.898% (US0003M + 1.625%) due 01/10/2023 ~		22,000	22,163
3.125% due 01/17/2024	GBP	77,200	104,836
3.250% due 02/12/2027		52,900	73,091
3.250% due 01/17/2033		38,100	52,591
3.375% due 04/02/2025 •	EUR	57,100	72,745
3.650% due 03/16/2025		$1,200	1,297
3.684% due 01/10/2023		15,100	15,573
3.932% due 05/07/2025 •(n)		93,300	100,546
4.337% due 01/10/2028		12,400	13,817
4.338% due 05/16/2024 •		115,170	123,678
4.375% due 01/12/2026 (n)		53,400	59,883
4.610% due 02/15/2023 •		38,200	39,997
4.972% due 05/16/2029 •		54,150	63,320
5.875% due 09/15/2024 •(j)(k)	GBP	10,330	12,861
6.125% due 12/15/2025 •(j)(k)		$72,889	74,065

See Accompanying Notes	3

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.375% due 12/15/2025 •(j)(k)	GBP	8,700	$11,150
7.125% due 06/15/2025 •(j)(k)		94,371	127,282
7.250% due 03/15/2023 •(j)(k)		158,310	208,882
7.750% due 09/15/2023 •(j)(k)		$141,516	146,286
7.875% due 09/15/2022 •(j)(k)	GBP	167,211	220,723
8.000% due 12/15/2020 •(j)(k)	EUR	170,014	201,700
8.000% due 06/15/2024 •(j)(k)		$80,800	86,093
BGC Partners, Inc.
3.750% due 10/01/2024		14,898	14,973
4.375% due 12/15/2025		11,000	11,237
5.125% due 05/27/2021		13,500	13,718
5.375% due 07/24/2023		7,136	7,586
BNP Paribas S.A.
4.400% due 08/14/2028		10,800	12,676
7.625% due 03/30/2021 •(j)(k)		19,400	19,752
BOC Aviation Ltd.
1.301% (US0003M + 1.050%) due 05/02/2021 ~		30,660	30,587
1.358% (US0003M + 1.125%) due 09/26/2023 ~		10,000	9,806
Brighthouse Financial, Inc.
3.700% due 06/22/2027		6,716	6,983
Brixmor Operating Partnership LP
1.301% (US0003M + 1.050%) due 02/01/2022 ~		27,642	27,302
Brookfield Finance, Inc.
3.900% due 01/25/2028		2,146	2,392
4.700% due 09/20/2047		22,966	26,829
Cantor Fitzgerald LP
4.875% due 05/01/2024		6,070	6,649
CBL & Associates LP
4.600% due 10/15/2024 ^(d)		1,257	476
5.250% due 12/01/2023 ^(d)		3,500	1,348
5.950% due 12/15/2026 ^(d)		25,121	9,491
CIT Group, Inc.
4.125% due 03/09/2021		13,418	13,449
5.000% due 08/15/2022		8,248	8,518
Citigroup, Inc.
1.676% (US0003M + 1.430%) due 09/01/2023 ~		2,200	2,237
3.520% due 10/27/2028 •		9,000	10,013
3.668% due 07/24/2028 •		10,000	11,238
3.980% due 03/20/2030 •		10,000	11,538
Columbia Property Trust Operating Partnership LP
3.650% due 08/15/2026		3,100	3,179
Cooperatieve Rabobank UA
6.625% due 06/29/2021 •(j)(k)	EUR	39,200	47,499
Corp. Andina de Fomento
3.950% due 10/15/2021 (i)	MXN	65,344	3,003
Credit Agricole S.A.
7.875% due 01/23/2024 •(j)(k)		$300	332
Credit Suisse AG
6.500% due 08/08/2023 (k)		52,792	59,977
Credit Suisse Group AG
1.489% (US0003M + 1.240%) due 06/12/2024 ~		21,150	21,332
2.593% due 09/11/2025 •		61,250	63,949
3.574% due 01/09/2023		15,000	15,524
4.207% due 06/12/2024 •(n)		26,500	28,668
4.282% due 01/09/2028		13,450	15,278
6.250% due 12/18/2024 •(j)(k)		5,000	5,372
7.250% due 09/12/2025 •(j)(k)		8,640	9,370
7.500% due 07/17/2023 •(j)(k)		48,700	51,515
7.500% due 12/11/2023 •(j)(k)		49,406	54,068
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		250	277
4.550% due 04/17/2026		26,150	30,491
CTR Partnership LP
5.250% due 06/01/2025		11,242	11,564
Deutsche Bank AG
0.020% (EUR003M + 0.500%) due 12/07/2020 ~	EUR	47,100	55,230

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.162% (EUR003M + 0.650%) due 09/10/2021 ~	EUR	13,600	$15,918
1.539% (US0003M + 1.290%) due 02/04/2021 ~		$50,600	50,658
1.625% due 01/20/2027	EUR	9,300	10,927
1.750% due 01/17/2028		12,100	14,291
1.875% due 02/14/2022		100	119
2.222% due 09/18/2024 •		$62,900	63,358
2.625% due 12/16/2024	GBP	12,800	16,777
2.625% due 02/12/2026	EUR	4,100	5,059
3.150% due 01/22/2021		$2,400	2,415
3.300% due 11/16/2022		13,700	14,177
3.375% due 05/12/2021		19,696	19,927
3.547% due 09/18/2031 •		89,550	90,175
3.700% due 05/30/2024		19,987	20,963
3.950% due 02/27/2023		59,270	62,294
3.961% due 11/26/2025 •		276,300	294,024
4.100% due 01/13/2026		8,728	9,265
4.250% due 02/04/2021		70,900	71,656
4.250% due 10/14/2021 (n)		473,104	486,579
5.000% due 02/14/2022		127,065	132,969
Digital Realty Trust LP
3.600% due 07/01/2029		28,223	32,408
4.450% due 07/15/2028		20,685	24,656
Doric Nimrod Air Alpha Pass-Through Trust
5.250% due 05/30/2025		6,726	6,054
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		1,191	1,065
Emerald Bay S.A.
0.000% due 10/08/2020 (g)	EUR	79,281	92,546
EPR Properties
4.750% due 12/15/2026		$2,437	2,335
4.950% due 04/15/2028		3,944	3,813
Equinix, Inc.
2.875% due 02/01/2026	EUR	45,409	54,398
Equitable Holdings, Inc.
5.000% due 04/20/2048		$1,565	1,849
Erste Group Bank AG
8.875% due 10/15/2021 •(j)(k)	EUR	200	251
ESH Hospitality, Inc.
4.625% due 10/01/2027 (n)		$6,069	5,963
Eurobank Ergasias S.A.
2.750% due 11/02/2050	EUR	8,926	10,490
Fairfax Financial Holdings Ltd.
4.625% due 04/29/2030		$15,908	17,280
4.850% due 04/17/2028		9,903	10,860
FCE Bank PLC
0.869% due 09/13/2021	EUR	18,500	21,304
1.660% due 02/11/2021		4,808	5,607
1.875% due 06/24/2021		17,172	20,000
FFC Senior Note Lease-Backed Pass-Through Trust
5.141% due 07/10/2053 «		$49,212	57,181
Fidelity National Financial, Inc.
3.400% due 06/15/2030		12,000	12,923
Ford Motor Credit Co. LLC
0.000% due 05/14/2021 •	EUR	19,550	22,538
0.000% due 12/01/2021 •		19,700	22,326
1.744% due 07/19/2024		29,100	31,905
2.343% due 11/02/2020		$4,000	4,005
2.979% due 08/03/2022		5,000	4,946
3.087% due 01/09/2023		65,500	64,320
3.200% due 01/15/2021		16,331	16,337
3.339% due 03/28/2022		3,815	3,807
3.350% due 11/01/2022		6,824	6,731
3.470% due 04/05/2021		10,115	10,121
3.550% due 10/07/2022		85,800	85,103
4.134% due 08/04/2025		5,000	4,961
4.250% due 09/20/2022		1,625	1,642
5.596% due 01/07/2022		7,526	7,714
5.875% due 08/02/2021		1,600	1,633
Fortress Transportation & Infrastructure Investors LLC
6.500% due 10/01/2025		80,210	79,099
6.750% due 03/15/2022		109,870	108,466
GE Capital Funding LLC
4.400% due 05/15/2030		138,000	148,623
GE Capital International Funding Co. Unlimited Co.
3.373% due 11/15/2025 (n)		11,100	11,857
4.418% due 11/15/2035		31,460	33,322
GE Capital UK Funding Unlimited Co.
4.125% due 09/13/2023	GBP	200	275
General Motors Financial Co., Inc.
0.057% due 03/26/2022 •	EUR	10,900	12,661
3.700% due 11/24/2020		$1,550	1,552
GLP Capital LP
4.000% due 01/15/2031		5,500	5,736
5.250% due 06/01/2025		6,145	6,688
5.300% due 01/15/2029		29,711	33,175
Goodman U.S. Finance Three LLC
3.700% due 03/15/2028		26,168	28,656
Growthpoint Properties International Pty. Ltd.
5.872% due 05/02/2023		14,700	15,315

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Hazine Mustesarligi Varlik Kiralama A/S
5.800% due 02/21/2022		$236,900	$236,830
Healthpeak Properties, Inc.
2.875% due 01/15/2031		4,900	5,201
Highwoods Realty LP
3.050% due 02/15/2030		1,669	1,727
Host Hotels & Resorts LP
4.000% due 06/15/2025		3,070	3,189
Howard Hughes Corp.
5.375% due 03/15/2025		34,900	35,549
HSBC Holdings PLC
1.270% (US0003M + 1.000%) due 05/18/2024 ~		19,400	19,338
1.629% (US0003M + 1.380%) due 09/12/2026 ~		50,300	49,864
3.000% due 05/29/2030 •	GBP	40,500	55,845
3.950% due 05/18/2024 •		$1,700	1,822
3.973% due 05/22/2030 •		73,300	82,132
4.041% due 03/13/2028 •		17,580	19,431
4.292% due 09/12/2026 •		56,800	63,319
4.300% due 03/08/2026		78,900	89,074
4.583% due 06/19/2029 •		73,000	84,017
4.750% due 07/04/2029 •(j)(k)	EUR	51,337	59,539
5.875% due 09/28/2026 •(j)(k)	GBP	80,500	105,196
6.000% due 09/29/2023 •(j)(k)	EUR	18,000	22,295
6.500% due 03/23/2028 •(j)(k)		$92,140	97,916
Hudson Pacific Properties LP
3.950% due 11/01/2027		5,427	5,844
4.650% due 04/01/2029		15,000	17,127
Hunt Cos., Inc.
6.250% due 02/15/2026		4,594	4,424
Indian Railway Finance Corp. Ltd.
3.249% due 02/13/2030		24,400	24,544
3.950% due 02/13/2050		9,900	9,323
ING Groep NV
5.750% due 11/16/2026 •(j)(k)		42,700	44,390
International Lease Finance Corp.
8.625% due 01/15/2022		4,475	4,813
Kennedy Wilson Europe Real Estate Ltd.
3.250% due 11/12/2025	EUR	2,800	3,203
Kennedy-Wilson, Inc.
5.875% due 04/01/2024		$12,160	12,114
Kilroy Realty LP
2.500% due 11/15/2032		10,098	9,860
3.050% due 02/15/2030		2,545	2,665
Kookmin Bank
2.250% due 02/03/2021		36,400	36,624
Ladder Capital Finance Holdings LLP
4.250% due 02/01/2027		7,282	6,317
Life Storage LP
3.875% due 12/15/2027		2,792	3,126
Lloyds Banking Group PLC
2.250% due 10/16/2024	GBP	1,550	2,071
2.907% due 11/07/2023 •		$8,900	9,256
3.500% due 04/01/2026 •	EUR	200	264
3.574% due 11/07/2028 •		$43,950	48,156
4.050% due 08/16/2023		54,600	59,281
4.375% due 03/22/2028		20,320	23,575
4.450% due 05/08/2025		1,300	1,471
4.550% due 08/16/2028		29,400	34,684
4.947% due 06/27/2025 •(j)(k)	EUR	5,932	6,901
5.125% due 12/27/2024 •(j)(k)	GBP	14,600	18,202
7.500% due 06/27/2024 •(j)(k)		$10,814	11,365
7.500% due 09/27/2025 •(j)(k)		122,752	130,785
7.625% due 06/27/2023 •(j)(k)	GBP	390,997	525,930
7.875% due 06/27/2029 •(j)(k)		116,142	172,912
Logicor Financing SARL
3.250% due 11/13/2028	EUR	4,639	6,183
MMcapS Funding Ltd.
0.523% (US0003M + 0.290%) due 12/26/2039 ~		$22,820	19,625
0.733% (US0003M + 0.500%) due 12/26/2039 ~		10,100	7,323
Morgan Stanley
5.597% due 03/24/2051 •		23,200	35,090

4	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
National Bank of Greece S.A.
2.750% due 10/19/2020	EUR	7,500	$8,805
National Retail Properties, Inc.
2.500% due 04/15/2030		$715	715
Nationwide Building Society
3.622% due 04/26/2023 •		42,110	43,770
3.766% due 03/08/2024 •		82,123	87,335
3.960% due 07/18/2030 •		57,892	65,401
4.302% due 03/08/2029 •		79,100	89,426
4.363% due 08/01/2024 •		1,285	1,394
Natwest Group PLC
1.750% (US0003M + 1.470%) due 05/15/2023 ~		79,246	79,599
1.775% (US0003M + 1.550%) due 06/25/2024 ~		2,800	2,814
2.000% due 03/08/2023 •	EUR	13,604	16,309
2.000% due 03/04/2025 •		18,700	22,814
2.500% due 03/22/2023		50,838	62,653
3.498% due 05/15/2023 •		$70,270	72,803
3.875% due 09/12/2023		30,500	32,783
4.269% due 03/22/2025 •(n)		124,100	134,949
4.445% due 05/08/2030 •(n)		162,800	188,422
4.519% due 06/25/2024 •		16,100	17,365
4.800% due 04/05/2026		89,400	103,483
4.892% due 05/18/2029 •		13,000	15,133
5.076% due 01/27/2030 •(n)		177,353	211,513
6.000% due 12/29/2025 •(j)(k)		150,200	153,204
8.000% due 08/10/2025 •(j)(k)		87,121	96,898
8.625% due 08/15/2021 •(j)(k)		216,239	222,125
Natwest Markets PLC
0.625% due 03/02/2022	EUR	76,178	89,796
1.125% due 06/14/2023		17,600	21,074
NatWest Markets PLC
3.625% due 09/29/2022 (n)		$142,500	149,668
Navient Corp.
5.000% due 10/26/2020		11,304	11,320
5.875% due 03/25/2021		49,870	50,322
6.500% due 06/15/2022		92,429	94,509
6.625% due 07/26/2021		23,537	23,934
7.250% due 01/25/2022		34,020	35,008
New York Life Insurance Co.
3.750% due 05/15/2050		1,989	2,248
Newmark Group, Inc.
6.125% due 11/15/2023		17,600	18,345
Nissan Motor Acceptance Corp.
1.156% (US0003M + 0.890%) due 01/13/2022 ~		3,306	3,268
1.900% due 09/14/2021		4,296	4,315
2.800% due 01/13/2022		2,000	2,021
3.875% due 09/21/2023		4,800	4,975
Omega Healthcare Investors, Inc.
3.625% due 10/01/2029		17,066	17,308
OneMain Finance Corp.
5.625% due 03/15/2023		256,251	266,662
6.125% due 05/15/2022		240,631	250,256
6.125% due 03/15/2024		26,502	27,794
6.875% due 03/15/2025		18,542	20,610
7.750% due 10/01/2021		12,500	13,103
Ontario Teachers’ Cadillac Fairview Properties Trust
3.125% due 03/20/2022		16,860	17,266
Park Aerospace Holdings Ltd.
3.625% due 03/15/2021		25,653	25,548
4.500% due 03/15/2023		27,952	27,745
5.250% due 08/15/2022		68,400	68,702
5.500% due 02/15/2024		11,114	11,192
Physicians Realty LP
3.950% due 01/15/2028		4,984	5,198
Preferred Term Securities Ltd.
0.000% due 09/26/2034 ~		6,000	2,340
0.550% (US0003M + 0.300%) due 03/22/2037 ~		86,155	74,093
0.550% (US0003M + 0.300%) due 09/22/2037 ~		102	90
0.550% (US0003M + 0.300%) due 12/22/2037 ~		13,002	11,182
0.560% (US0003M + 0.310%) due 12/22/2036 ~		93,715	86,920

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.590% (US0003M + 0.340%) due 09/22/2036 ~		$19,906	$18,314
0.600% (US0003M + 0.350%) due 06/22/2037 ~		51,701	36,061
0.617% (US0003M + 0.380%) due 09/23/2035 ~		175	167
0.620% (US0003M + 0.370%) due 09/22/2037 ~		42,865	31,613
0.630% (US0003M + 0.380%) due 12/22/2036 ~		1,398	1,042
0.630% (US0003M + 0.380%) due 03/22/2037 ~		46,862	33,155
0.640% (US0003M + 0.390%) due 12/22/2036 ~		3,099	2,502
0.646% (US0003M + 0.400%) due 06/23/2035 ~		25,797	23,475
0.650% (US0003M + 0.400%) due 09/22/2036 ~		30,003	22,502
0.650% (US0003M + 0.400%) due 12/22/2037 ~		2,138	1,619
0.650% (US0003M + 0.400%) due 03/22/2038 ~		105,098	90,884
0.680% (US0003M + 0.430%) due 12/22/2035 ~		30,399	24,320
0.700% (US0003M + 0.450%) due 03/22/2038 ~		7,166	5,375
0.717% (US0003M + 0.480%) due 09/23/2035 ~		15,092	12,488
0.737% (US0003M + 0.500%) due 03/23/2035 ~		16,593	15,266
0.746% (US0003M + 0.500%) due 06/23/2035 ~		10,965	8,224
0.805% (US0003M + 0.580%) due 09/26/2034 ~		7,500	6,806
0.817% (US0003M + 0.580%) due 03/23/2035 ~		14,250	11,970
0.850% (US0003M + 0.600%) due 03/22/2038 ~		17,808	14,335
0.870% (US0003M + 0.620%) due 12/22/2036 ~		32,949	23,888
0.987% (US0003M + 0.750%) due 09/23/2035 ~		20,740	15,451
1.126% (US0003M + 0.880%) due 12/24/2033 ~		5,000	4,350
1.150% (US0003M + 0.900%) due 03/22/2038 ~		42,306	40,614
1.157% (US0003M + 0.860%) due 07/03/2033 ~		4,231	4,062
1.197% (US0003M + 0.900%) due 01/03/2033 ~		16,159	15,674
QNB Finance Ltd.
1.703% (US0003M + 1.450%) due 08/11/2021 ~		31,600	31,797
1.842% (US0003M + 1.570%) due 07/18/2021 ~		25,000	25,130
Regency Centers LP
2.950% due 09/15/2029		2,796	2,897
3.700% due 06/15/2030		19,726	21,682
Sabra Health Care LP
4.800% due 06/01/2024		5,990	6,299
Santander Holdings USA, Inc.
3.244% due 10/05/2026		20,553	22,017
3.400% due 01/18/2023		10,812	11,323
3.500% due 06/07/2024		22,065	23,675
4.400% due 07/13/2027		9,079	10,001
4.500% due 07/17/2025		134,600	149,428
Santander UK Group Holdings PLC
0.298% (EUR003M + 0.780%) due 05/18/2023 ~	EUR	1,200	1,399
0.357% (EUR003M + 0.850%) due 03/27/2024 ~		9,534	11,067
1.125% due 09/08/2023		6,405	7,643
2.920% due 05/08/2026 •	GBP	19,195	26,191
3.373% due 01/05/2024 •		$2,084	2,180
3.571% due 01/10/2023		6,200	6,397
3.823% due 11/03/2028 •		31,580	35,051
4.796% due 11/15/2024 •		151,400	166,845
6.750% due 06/24/2024 •(j)(k)	GBP	39,464	53,713
7.375% due 06/24/2022 •(j)(k)		124,393	167,604
SBA Communications Corp.
3.875% due 02/15/2027		$15,493	15,745
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		83,400	86,086
6.125% due 02/07/2022		228,585	241,152

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Service Properties Trust
5.000% due 08/15/2022		$6,895	$6,888
SL Green Operating Partnership LP
3.250% due 10/15/2022		6,930	7,074
SL Green Realty Corp.
4.500% due 12/01/2022		31,500	32,872
SLM Student Loan Trust
0.066% (EUR003M + 0.550%) due 12/15/2033 ~	EUR	1,032	1,144
0.607% (BP0003M + 0.550%) due 12/15/2039 ~	GBP	14,107	17,090
SMBC Aviation Capital Finance DAC
3.000% due 07/15/2022		$1,013	1,034
4.125% due 07/15/2023		24,900	26,345
Societe Generale S.A.
6.750% due 04/06/2028 •(j)(k)		14,187	14,855
7.375% due 10/04/2023 •(j)(k)		78,400	80,708
Society of Lloyd’s
4.750% due 10/30/2024	GBP	2,100	2,929
Spirit Realty LP
3.400% due 01/15/2030		$1,557	1,548
Standard Chartered PLC
1.422% (US0003M + 1.150%) due 01/20/2023 ~		23,830	23,923
4.247% due 01/20/2023 •		44,130	45,797
Starwood Property Trust, Inc.
4.750% due 03/15/2025		7,871	7,561
5.000% due 12/15/2021		5,750	5,704
STORE Capital Corp.
4.500% due 03/15/2028		4,230	4,536
4.625% due 03/15/2029		2,618	2,808
Sunac China Holdings Ltd.
8.350% due 04/19/2023		9,800	10,008
SVB Financial Group
3.125% due 06/05/2030		8,500	9,512
Synchrony Financial
4.500% due 07/23/2025		545	602
Tesco Property Finance PLC
5.411% due 07/13/2044	GBP	5,018	8,459
5.661% due 10/13/2041		465	801
5.744% due 04/13/2040		4,062	6,968
5.801% due 10/13/2040		25,076	43,458
6.052% due 10/13/2039		30,374	52,081
7.623% due 07/13/2039		3,902	7,500
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$7,556	2,453
TP ICAP PLC
5.250% due 01/26/2024	GBP	3,475	4,831
Trafford Centre Finance Ltd.
0.817% (BP0003M + 0.725%) due 07/28/2038 ~		6,550	7,409
U.S. Capital Funding Ltd.
0.553% due 07/10/2043 •		$57,812	49,718
1.131% (US0003M + 0.880%) due 05/01/2034 ~		8,564	8,050
UBS AG
4.750% due 02/12/2026 •(k)	EUR	1,900	2,256
5.125% due 05/15/2024 (k)		$62,650	69,150
7.625% due 08/17/2022 (k)		85,615	95,370
UBS Group AG
4.125% due 09/24/2025		111,840	127,654
4.125% due 04/15/2026		13,900	16,052
4.253% due 03/23/2028		22,500	26,122
5.750% due 02/19/2022 •(j)(k)	EUR	5,000	6,121
7.000% due 02/19/2025 •(j)(k)		$7,600	8,482
UniCredit SpA
7.830% due 12/04/2023 (n)		593,520	695,877
9.250% due 06/03/2022 •(j)(k)	EUR	25,000	31,901
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	11,337	15,204
Uniti Group LP
7.875% due 02/15/2025		$35,349	37,514
Volkswagen Bank GmbH
0.000% due 06/15/2021 •	EUR	12,200	14,304
0.625% due 09/08/2021		34,500	40,714
Volkswagen Leasing GmbH
0.021% due 07/06/2021 •		16,700	19,571

See Accompanying Notes	5

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Voyager Aviation Holdings LLC
8.500% due 08/15/2021		$33,294	$16,647
Wells Fargo & Co.
1.491% (US0003M + 1.230%) due 10/31/2023 ~		856	867
Welltower, Inc.
4.250% due 04/15/2028		4,018	4,554
WP Carey, Inc.
3.850% due 07/15/2029		2,884	3,120
WPC Eurobond BV
2.125% due 04/15/2027	EUR	19,200	23,920
2.250% due 04/09/2026		19,300	24,266

			15,253,849

INDUSTRIALS 9.4%
AA Bond Co. Ltd.
2.875% due 07/31/2043	GBP	17,600	22,645
AbbVie, Inc.
4.450% due 05/14/2046		$8,000	9,553
4.875% due 11/14/2048		7,000	8,888
Adient U.S. LLC
9.000% due 04/15/2025		6,540	7,223
Aker BP ASA
3.000% due 01/15/2025		5,950	5,979
3.750% due 01/15/2030		13,350	12,999
Alaska Airlines Class A Pass-Through Trust
4.800% due 02/15/2029		30,527	32,079
Albertsons Cos., Inc.
3.500% due 02/15/2023		2,180	2,219
4.625% due 01/15/2027		1,959	2,006
4.875% due 02/15/2030		3,867	4,035
Alcon Finance Corp.
2.600% due 05/27/2030		7,400	7,841
Alimentation Couche-Tard, Inc.
4.500% due 07/26/2047		2,000	2,416
Altice Financing S.A.
2.250% due 01/15/2025	EUR	25,528	28,762
3.000% due 01/15/2028		24,400	26,654
5.000% due 01/15/2028		$10,600	10,309
7.500% due 05/15/2026		10,300	10,916
Altice France S.A.
3.375% due 01/15/2028	EUR	5,000	5,668
5.500% due 01/15/2028		$20,600	20,883
7.375% due 05/01/2026		141,374	148,294
8.125% due 02/01/2027		18,500	20,181
Amdocs Ltd.
2.538% due 06/15/2030		32,600	33,891
American Airlines Pass-Through Trust
3.000% due 04/15/2030		21,170	19,862
3.200% due 12/15/2029		8,237	7,775
3.350% due 04/15/2031		7,571	7,202
3.375% due 11/01/2028		5,267	4,352
3.600% due 03/22/2029		220	212
3.650% due 02/15/2029		11,603	11,207
3.650% due 12/15/2029		4,160	3,343
4.000% due 01/15/2027		1,798	1,500
5.250% due 07/31/2022		731	673
Anheuser-Busch InBev Worldwide, Inc.
4.375% due 04/15/2038		5,000	5,831
4.439% due 10/06/2048		6,900	8,053
4.500% due 06/01/2050 (n)		89,454	107,790
4.600% due 06/01/2060		31,040	37,687
Aptiv PLC
5.400% due 03/15/2049		1,400	1,587
Arconic Corp.
6.000% due 05/15/2025		13,442	14,380
Arrow Electronics, Inc.
3.500% due 04/01/2022		3,793	3,923
AutoNation, Inc.
3.350% due 01/15/2021		1,900	1,908
Avon International Capital PLC
6.500% due 08/15/2022		5,004	5,029
B.C. Unlimited Liability Co.
4.250% due 05/15/2024		32,509	33,141
4.375% due 01/15/2028		4,729	4,831
Bacardi Ltd.
4.450% due 05/15/2025		18,100	20,234
4.500% due 01/15/2021		900	901
4.700% due 05/15/2028		22,300	25,935
Banner Health
2.338% due 01/01/2030		20,203	21,011
3.181% due 01/01/2050		13,919	15,193
BAT Capital Corp.
3.557% due 08/15/2027		24,000	25,962
Boeing Co.
4.508% due 05/01/2023		36,275	38,220
4.875% due 05/01/2025		49,821	54,425
5.040% due 05/01/2027		91,612	100,767
5.150% due 05/01/2030 (n)		120,089	134,883
5.705% due 05/01/2040 (n)		206,963	242,614

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.805% due 05/01/2050	$170,011	$205,855
5.930% due 05/01/2060 (n)	220,509	273,724
Bombardier, Inc.
6.125% due 01/15/2023	2,888	2,472
7.500% due 03/15/2025	2,471	1,859
7.875% due 04/15/2027	41,800	31,767
Broadcom Corp.
3.500% due 01/15/2028	2,800	3,035
3.875% due 01/15/2027	66,055	73,345
Broadcom, Inc.
3.150% due 11/15/2025	43,531	47,006
4.110% due 09/15/2028	7,468	8,365
4.150% due 11/15/2030	87,742	98,709
4.250% due 04/15/2026	10,000	11,276
4.300% due 11/15/2032	93,092	106,383
4.750% due 04/15/2029	12,000	13,946
5.000% due 04/15/2030	3,227	3,815
Caesars Entertainment, Inc.
6.250% due 07/01/2025	98,401	102,707
Caesars Resort Collection LLC
5.750% due 07/01/2025	42,074	43,441
Camelot Finance S.A.
4.500% due 11/01/2026	1,632	1,673
Canadian Pacific Railway Co.
4.500% due 01/15/2022	1,000	1,049
Carnival Corp.
11.500% due 04/01/2023 (n)	174,935	196,353
CCO Holdings LLC
4.500% due 08/15/2030	33,716	35,446
4.750% due 03/01/2030	37,454	39,701
Centene Corp.
3.375% due 02/15/2030	9,328	9,692
4.250% due 12/15/2027	13,090	13,728
4.625% due 12/15/2029	16,855	18,203
4.750% due 01/15/2025	37,413	38,500
Charter Communications Operating LLC
1.901% (US0003M + 1.650%) due 02/01/2024 ~	112,786	115,452
4.800% due 03/01/2050	34,328	39,429
4.908% due 07/23/2025	20,595	23,830
Citrix Systems, Inc.
3.300% due 03/01/2030	6,207	6,640
Clear Channel Worldwide Holdings, Inc.
9.250% due 02/15/2024	34,308	33,348
Coca-Cola European Partners PLC
4.500% due 09/01/2021	4,520	4,641
Community Health Systems, Inc.
6.250% due 03/31/2023	496,958	486,398
6.625% due 02/15/2025	61,887	60,018
8.000% due 03/15/2026	100,482	98,762
8.625% due 01/15/2024	170,453	169,920
Connect Finco SARL
6.750% due 10/01/2026	12,136	12,193
Constellation Oil Services Holding S.A. (10.000% PIK)
10.000% due 11/09/2024 ^(c)(d)	5,250	1,421
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026	2,806	2,701
4.150% due 10/11/2025	1,720	1,689
5.500% due 04/29/2022	615	608
7.707% due 10/02/2022	302	299
Continental Resources, Inc.
5.000% due 09/15/2022	3,078	3,060
Corning, Inc.
5.450% due 11/15/2079	11,846	15,126
CoStar Group, Inc.
2.800% due 07/15/2030	16,100	16,699
CSC Holdings LLC
4.125% due 12/01/2030	7,200	7,346
4.625% due 12/01/2030	4,200	4,226
6.500% due 02/01/2029	10,600	11,839
CVS Pass-Through Trust
4.163% due 08/11/2036	5,976	6,267
5.773% due 01/10/2033	4,948	5,714
5.880% due 01/10/2028	1,079	1,215
7.507% due 01/10/2032	4,431	5,533
D.R. Horton, Inc.
4.375% due 09/15/2022	755	801
DAE Funding LLC
4.500% due 08/01/2022	11,114	11,017
5.000% due 08/01/2024	29,900	30,124
5.250% due 11/15/2021	62,189	63,122
5.750% due 11/15/2023	58,344	59,000
Daimler Finance North America LLC
2.000% due 07/06/2021	2,600	2,628
Dell International LLC
4.420% due 06/15/2021	3,923	4,016
4.900% due 10/01/2026	3,800	4,300
5.300% due 10/01/2029	4,600	5,277
5.450% due 06/15/2023	14,400	15,797
5.850% due 07/15/2025	2,600	3,039
6.020% due 06/15/2026	6,000	7,055
6.200% due 07/15/2030	400	480

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Delta Air Lines, Inc.
2.600% due 12/04/2020		$14,375	$14,394
3.400% due 04/19/2021		7,130	7,104
3.625% due 03/15/2022		23,912	23,525
4.500% due 10/20/2025		32,100	32,970
4.750% due 10/20/2028		39,000	40,520
7.000% due 05/01/2025 (n)		177,375	194,995
Diamond Resorts International, Inc.
7.750% due 09/01/2023		126,081	121,430
10.750% due 09/01/2024		1,878	1,678
DISH DBS Corp.
6.750% due 06/01/2021		3,475	3,565
eBay, Inc.
2.700% due 03/11/2030		23,700	25,180
Empresa de Transporte de Pasajeros Metro S.A.
3.650% due 05/07/2030		13,400	14,882
4.700% due 05/07/2050		34,000	41,858
Energy Transfer Operating LP
2.900% due 05/15/2025		6,778	6,823
3.750% due 05/15/2030		15,858	15,385
5.000% due 05/15/2050		14,366	13,246
Eni SpA
4.250% due 05/09/2029		3,000	3,380
EOG Resources, Inc.
4.950% due 04/15/2050		2,943	3,627
Equifax, Inc.
1.150% (US0003M + 0.870%) due 08/15/2021 ~		15,786	15,851
Exela Intermediate LLC
10.000% due 07/15/2023 (n)		16,771	5,199
Expedia Group, Inc.
4.625% due 08/01/2027		29,500	31,043
6.250% due 05/01/2025		78,117	86,197
7.000% due 05/01/2025		32,374	35,044
Exxon Mobil Corp.
4.327% due 03/19/2050		7,000	8,747
F-Brasile SpA
7.375% due 08/15/2026		10,000	8,500
Flex Ltd.
4.875% due 06/15/2029		2,689	3,095
Ford Foundation
2.415% due 06/01/2050		7,600	7,828
2.815% due 06/01/2070		14,800	15,493
Fresenius U.S. Finance, Inc.
4.250% due 02/01/2021		1,700	1,720
G4S International Finance PLC
1.500% due 01/09/2023	EUR	4,300	5,076
Gap, Inc.
8.375% due 05/15/2023		$25,580	28,314
8.625% due 05/15/2025 (n)		120,902	132,614
8.875% due 05/15/2027		60,222	68,578
General Electric Co.
4.125% due 10/09/2042		633	643
4.250% due 05/01/2040		8,590	8,767
4.350% due 05/01/2050 (n)		310,846	317,322
5.500% due 06/07/2021	GBP	1,100	1,458
5.550% due 01/05/2026		$44,831	52,353
5.875% due 01/14/2038		1,656	1,934
6.150% due 08/07/2037		3,390	4,083
6.875% due 01/10/2039		3,070	3,936
General Motors Co.
6.800% due 10/01/2027 (l)		13,284	16,175
Global Payments, Inc.
2.650% due 02/15/2025		4,502	4,780
Greene King Finance PLC
1.859% (BP0003M + 1.800%) due 12/15/2034 ~	GBP	427	496
5.106% due 03/15/2034		1,407	1,971
Harvest Operations Corp.
2.330% due 04/14/2021		$37,137	37,458
HCA, Inc.
3.500% due 09/01/2030		13,496	13,769
Heathrow Funding Ltd.
4.875% due 07/15/2023		1,600	1,640
Hyatt Hotels Corp.
3.246% (US0003M + 3.000%) due 09/01/2022 ~		83,600	83,724
iHeartCommunications, Inc.
6.375% due 05/01/2026		108,157	112,878
8.375% due 05/01/2027		79,912	78,858
IHO Verwaltungs GmbH (3.625% Cash or 4.375% PIK)
3.625% due 05/15/2025 (c)	EUR	26,773	31,558
IHO Verwaltungs GmbH (3.875% Cash or 4.625% PIK)
3.875% due 05/15/2027 (c)		15,160	17,860
IHO Verwaltungs GmbH (6.000% Cash or 6.750% PIK)
6.000% due 05/15/2027 (c)		$30,798	32,582

6	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
IHO Verwaltungs GmbH (6.375% Cash or 7.125% PIK)
6.375% due 05/15/2029 (c)		$30,688	$32,792
IHS Markit Ltd.
4.000% due 03/01/2026		1,377	1,539
5.000% due 11/01/2022		3,334	3,583
Imperial Brands Finance PLC
3.750% due 07/21/2022		5,322	5,564
Intel Corp.
4.750% due 03/25/2050		2,500	3,445
4.950% due 03/25/2060		22,500	32,947
Intelsat Connect Finance S.A.
9.500% due 02/15/2023 ^(d)		27,560	9,181
Intelsat Jackson Holdings S.A.
5.500% due 08/01/2023 ^(d)		92,269	58,129
8.000% due 02/15/2024		132,853	135,066
8.500% due 10/15/2024 ^(d)		503,546	325,996
9.750% due 07/15/2025 ^(d)		212,413	139,470
Intelsat Luxembourg S.A.
7.750% due 06/01/2021 ^(d)		35,664	1,694
8.125% due 06/01/2023 ^(d)		3,500	175
IQVIA, Inc.
2.875% due 09/15/2025	EUR	5,900	6,978
3.250% due 03/15/2025		10,400	12,311
JetBlue Pass-Through Trust
4.000% due 05/15/2034		$65,000	67,545
Kinder Morgan Energy Partners LP
5.400% due 09/01/2044		500	581
Komatsu Finance America, Inc.
2.437% due 09/11/2022		1,787	1,840
Kraft Heinz Foods Co.
3.000% due 06/01/2026		49,279	50,804
3.750% due 04/01/2030		15,482	16,369
3.875% due 05/15/2027		75,801	80,903
3.950% due 07/15/2025		7,608	8,270
4.250% due 03/01/2031		65,461	71,951
4.375% due 06/01/2046		11,900	12,253
5.500% due 06/01/2050		34,850	40,015
L Brands, Inc.
6.875% due 07/01/2025		7,400	8,003
Lamar Media Corp.
3.750% due 02/15/2028		4,631	4,617
Leidos, Inc.
4.375% due 05/15/2030		5,409	6,339
Leland Stanford Junior University
3.647% due 05/01/2048		27,479	33,877
Level 3 Financing, Inc.
3.400% due 03/01/2027		4,500	4,856
3.875% due 11/15/2029		20,196	21,907
Mallinckrodt International Finance S.A.
5.500% due 04/15/2025		16	4
Marriott International, Inc.
4.625% due 06/15/2030		5,648	6,058
Marriott Ownership Resorts, Inc.
6.125% due 09/15/2025		14,874	15,585
Masco Corp.
5.950% due 03/15/2022		5,258	5,643
McDonald’s Corp.
4.875% due 12/09/2045		17,000	22,130
Melco Resorts Finance Ltd.
5.375% due 12/04/2029		20,755	20,670
5.625% due 07/17/2027		3,400	3,535
Memorial Sloan-Kettering Cancer Center
2.955% due 01/01/2050		4,600	4,887
MGM China Holdings Ltd.
5.250% due 06/18/2025		35,919	36,548
Microchip Technology, Inc.
3.922% due 06/01/2021		10,347	10,574
Micron Technology, Inc.
4.185% due 02/15/2027		14,070	16,000
4.663% due 02/15/2030		24,361	28,638
4.975% due 02/06/2026		2,000	2,320
5.327% due 02/06/2029		15,718	18,918
Mitchells & Butlers Finance PLC
0.700% (US0003M + 0.450%) due 12/15/2030 ~		55	47
6.013% due 12/15/2030	GBP	5,856	7,749
Moody’s Corp.
2.550% due 08/18/2060		$7,900	7,346
3.250% due 05/20/2050		1,354	1,453
MPLX LP
5.500% due 02/15/2049		6,000	6,724
NCL Corp. Ltd.
3.625% due 12/15/2024		2,236	1,569
NetApp, Inc.
2.375% due 06/22/2027		27,600	28,822
2.700% due 06/22/2030		34,000	35,268

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Netflix, Inc.
3.625% due 06/15/2030	EUR	33,974	$43,297
3.875% due 11/15/2029		77,361	100,339
4.625% due 05/15/2029		46,000	62,554
4.875% due 06/15/2030		$27,600	31,516
5.375% due 11/15/2029 (n)		11,702	13,807
5.500% due 02/15/2022		7,786	8,175
Newcrest Finance Pty. Ltd.
5.750% due 11/15/2041		3,700	5,044
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		136	136
Nissan Motor Co. Ltd.
4.810% due 09/17/2030		150,000	150,706
Noble Holding International Ltd.
7.875% due 02/01/2026 ^(d)		56,855	13,929
Northrop Grumman Corp.
5.250% due 05/01/2050		20,000	28,774
Norwegian Air Shuttle ASA Pass-Through Trust
4.875% due 11/10/2029		15,007	13,657
Novasep Holding S.A.S.
8.000% due 05/31/2022	EUR	367	403
NVR, Inc.
3.000% due 05/15/2030		$15,907	17,200
NXP BV
3.150% due 05/01/2027		3,978	4,316
3.400% due 05/01/2030		5,250	5,759
4.300% due 06/18/2029		25,268	29,192
Occidental Petroleum Corp.
1.730% (US0003M + 1.450%) due 08/15/2022 ~		41,219	36,708
Odebrecht Oil & Gas Finance Ltd.
0.000% due 10/30/2020 (g)(j)		5,635	20
ONEOK Partners LP
3.375% due 10/01/2022		4,875	5,067
Oracle Corp.
3.850% due 04/01/2060		12,010	14,185
4.000% due 07/15/2046		12,488	14,810
4.000% due 11/15/2047		2,900	3,442
Ortho-Clinical Diagnostics, Inc.
7.250% due 02/01/2028		12,358	12,875
7.375% due 06/01/2025		5,062	5,147
Pacific Drilling SA
8.375% due 10/01/2023		74,654	12,177
Pacific National Finance Pty. Ltd.
4.750% due 03/22/2028		8,843	9,310
Pan American Energy LLC
29.668% (BADLARPP + 0.000%) due 11/20/2020 ~	ARS	3,187,003	21,163
Par Pharmaceutical, Inc.
7.500% due 04/01/2027		$21,918	22,992
PayPal Holdings, Inc.
2.300% due 06/01/2030		11,375	12,032
3.250% due 06/01/2050		10,658	11,828
Pelabuhan Indonesia Persero PT
4.500% due 05/02/2023		14,400	15,265
PepsiCo, Inc.
3.875% due 03/19/2060		3,000	3,790
Perrigo Finance Unlimited Co.
3.150% due 06/15/2030		18,254	18,971
Petroleos de Venezuela S.A.
5.375% due 04/12/2027 ^(d)		105,630	3,169
5.500% due 04/12/2037 ^(d)		117,045	3,511
6.000% due 05/16/2024 ^(d)		87,600	2,628
6.000% due 11/15/2026 ^(d)		54,167	1,625
9.000% due 11/17/2021 ^(d)		4,000	120
9.750% due 05/17/2035 ^(d)		43,640	1,309
Petroleos Mexicanos
2.750% due 04/21/2027 (n)	EUR	6,900	6,479
5.350% due 02/12/2028		$9,010	7,724
5.950% due 01/28/2031		187,960	156,546
6.490% due 01/23/2027		63,860	59,901
6.500% due 03/13/2027		37,720	35,229
6.500% due 01/23/2029		77,231	69,218
6.750% due 09/21/2047		7,470	5,764
6.840% due 01/23/2030		127,990	114,071
6.950% due 01/28/2060		71,206	54,563
7.690% due 01/23/2050		24,800	20,507
Petronas Capital Ltd.
3.500% due 04/21/2030		53,900	60,391
4.550% due 04/21/2050		36,300	46,455
4.800% due 04/21/2060		32,600	44,822
PetSmart, Inc.
5.875% due 06/01/2025		11,395	11,692
Post Holdings, Inc.
4.625% due 04/15/2030		12,935	13,323

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Prime Security Services Borrower LLC
6.250% due 01/15/2028 (n)		$10,994	$11,147
PTC, Inc.
3.625% due 02/15/2025		6,760	6,874
4.000% due 02/15/2028		3,038	3,128
QVC, Inc.
4.375% due 03/15/2023		3,395	3,540
4.450% due 02/15/2025		13,108	13,534
4.850% due 04/01/2024		5,262	5,526
Radiology Partners, Inc.
9.250% due 02/01/2028 (n)		9,039	9,423
Refinitiv U.S. Holdings, Inc.
4.500% due 05/15/2026	EUR	28,200	34,701
Royal Caribbean Cruises Ltd.
9.125% due 06/15/2023		$16,158	17,148
10.875% due 06/01/2023		87,889	98,393
11.500% due 06/01/2025		135,857	157,984
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	50,689	88,458
Sabine Pass Liquefaction LLC
4.500% due 05/15/2030		$76,758	86,586
5.625% due 04/15/2023		4,600	5,042
6.250% due 03/15/2022		28,356	30,101
Sands China Ltd.
3.800% due 01/08/2026		31,760	33,316
4.375% due 06/18/2030		31,520	33,408
4.600% due 08/08/2023		27,600	29,494
5.125% due 08/08/2025		40,000	43,764
5.400% due 08/08/2028		34,362	38,347
Santos Finance Ltd.
4.125% due 09/14/2027		3,700	3,840
Seagate HDD Cayman
4.125% due 01/15/2031		12,329	13,318
Sensata Technologies, Inc.
4.375% due 02/15/2030		3,928	4,134
Six Flags Theme Parks, Inc.
7.000% due 07/01/2025		9,385	10,001
Southwest Airlines Co.
4.750% due 05/04/2023		16,067	17,172
5.125% due 06/15/2027		38,100	41,580
5.250% due 05/04/2025		13,284	14,648
Spanish Broadcasting System, Inc.
12.500% due 04/15/2049 (d)		69,413	64,484
Spirit AeroSystems, Inc.
4.600% due 06/15/2028		2,800	2,304
Sprint Spectrum Co. LLC
3.360% due 03/20/2023		6,915	7,003
4.738% due 09/20/2029		95,800	103,883
5.152% due 09/20/2029		98,830	116,681
Standard Industries, Inc.
4.375% due 07/15/2030		5,240	5,380
Staples, Inc.
7.500% due 04/15/2026		2,541	2,346
Suntory Holdings Ltd.
2.550% due 06/28/2022		13,915	14,337
Sydney Airport Finance Co. Pty. Ltd.
3.900% due 03/22/2023		9,500	10,001
Syngenta Finance NV
3.933% due 04/23/2021		12,200	12,359
4.441% due 04/24/2023		7,700	8,138
4.892% due 04/24/2025		7,400	8,026
5.182% due 04/24/2028		17,100	18,844
TEGNA, Inc.
4.625% due 03/15/2028 (n)		21,764	21,335
Tenet Healthcare Corp.
4.625% due 07/15/2024		3,356	3,368
Teva Pharmaceutical Finance BV
3.650% due 11/10/2021		14,005	14,002
Teva Pharmaceutical Finance Co. BV
3.650% due 11/10/2021		8,171	8,174
Teva Pharmaceutical Finance Netherlands BV
1.250% due 03/31/2023	EUR	9,700	10,562
2.200% due 07/21/2021		$57,481	57,100
2.800% due 07/21/2023		11,394	10,916
3.250% due 04/15/2022	EUR	70,700	82,913
6.000% due 01/31/2025		21,400	25,794
Textron, Inc.
0.793% (US0003M + 0.550%) due 11/10/2020 ~		$46,740	46,741
2.450% due 03/15/2031		3,122	3,099
Time Warner Cable LLC
4.000% due 09/01/2021		5,630	5,752
Times Square Hotel Trust
8.528% due 08/01/2026		1,166	1,273
Topaz Solar Farms LLC
4.875% due 09/30/2039		10,657	11,835
5.750% due 09/30/2039		77,190	90,321

See Accompanying Notes	7

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
TransCanada PipeLines Ltd.
6.200% due 10/15/2037		$2,616	$3,542
TransDigm, Inc.
5.500% due 11/15/2027		7,792	7,503
Transocean Guardian Ltd.
5.875% due 01/15/2024		7,703	5,007
Transocean, Inc.
7.250% due 11/01/2025		20,028	5,708
7.500% due 01/15/2026		15,644	3,520
8.000% due 02/01/2027		25,381	7,234
Triumph Group, Inc.
5.250% due 06/01/2022		5,893	4,847
6.250% due 09/15/2024		7,634	6,512
Trustees of Princeton University
2.516% due 07/01/2050		77,400	81,388
U.S. Airways Pass-Through Trust
7.125% due 04/22/2025		693	592
U.S. Renal Care, Inc.
10.625% due 07/15/2027		14,550	15,466
United Airlines Pass-Through Trust
2.700% due 11/01/2033		1,800	1,711
4.000% due 10/11/2027		3,691	3,632
United Group BV
3.125% due 02/15/2026	EUR	31,300	34,684
3.250% due 02/15/2026 •		5,550	6,176
3.625% due 02/15/2028		31,600	34,981
4.875% due 07/01/2024		4,329	5,146
United Parcel Service, Inc.
5.300% due 04/01/2050 (n)		$25,000	36,981
Univision Communications, Inc.
5.125% due 02/15/2025		104,268	98,989
6.625% due 06/01/2027		92,205	90,246
9.500% due 05/01/2025		17,260	18,554
Vail Resorts, Inc.
6.250% due 05/15/2025		8,670	9,212
Valaris PLC
5.750% due 10/01/2044 ^(d)		26,218	1,606
7.750% due 02/01/2026 ^(d)		4,216	235
Vale Overseas Ltd.
3.750% due 07/08/2030		14,000	14,420
6.250% due 08/10/2026		37,881	44,842
6.875% due 11/21/2036		13,351	17,358
6.875% due 11/10/2039		8,268	10,897
Vale S.A.
3.750% due 01/10/2023	EUR	9,883	12,205
ViaSat, Inc.
5.625% due 09/15/2025		$17,993	17,656
5.625% due 04/15/2027		2,491	2,567
6.500% due 07/15/2028		21,700	21,765
Viking Cruises Ltd.
5.875% due 09/15/2027		2,400	1,870
VMware, Inc.
3.900% due 08/21/2027		9,090	10,153
4.650% due 05/15/2027		1,800	2,100
4.700% due 05/15/2030		13,284	15,752
Vulcan Materials Co.
0.896% (US0003M + 0.650%) due 03/01/2021 ~		1,790	1,791
Walt Disney Co.
3.500% due 05/13/2040		39,771	44,702
3.600% due 01/13/2051		70,077	79,210
3.800% due 05/13/2060		47,248	54,855
4.700% due 03/23/2050		45,000	59,641
Wesleyan University
4.781% due 07/01/2116		10,045	12,885
Western Digital Corp.
4.750% due 02/15/2026		43,542	47,080
Western Midstream Operating LP
2.116% (US0003M + 1.850%) due 01/13/2023 ~		9,325	8,675
6.250% due 02/01/2050		6,527	6,057
Westinghouse Air Brake Technologies Corp.
3.200% due 06/15/2025		3,460	3,651
Windstream Escrow LLC
7.750% due 08/15/2028		84,161	82,899
WMG Acquisition Corp.
2.750% due 07/15/2028	EUR	15,400	18,154
3.875% due 07/15/2030		$6,790	7,013
Woodside Finance Ltd.
4.600% due 05/10/2021		1,290	1,306
Wyndham Destinations, Inc.
3.900% due 03/01/2023		15,684	15,400
4.250% due 03/01/2022		798	796

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.625% due 03/01/2030		$7,940	$7,676
5.625% due 03/01/2021		1,000	1,006
5.650% due 04/01/2024		7,972	8,121
6.000% due 04/01/2027		5,922	6,092
Wynn Macau Ltd.
5.125% due 12/15/2029 (n)		15,398	14,801
5.500% due 01/15/2026		43,200	42,655
5.500% due 10/01/2027		8,555	8,320
Yellowstone Energy LP
5.750% due 12/31/2026 «		4,059	4,425
YPF S.A.
35.642% (BADLARPP + 6.000%) due 03/04/2021 ~	ARS	1,479,871	9,442
Zayo Group Holdings, Inc.
4.000% due 03/01/2027		$44,809	44,161
6.125% due 03/01/2028		16,093	16,613
Zimmer Biomet Holdings, Inc.
0.977% (US0003M + 0.750%) due 03/19/2021 ~		940	940

			11,781,181

UTILITIES 4.2%
AT&T, Inc.
1.650% due 02/01/2028		44,009	44,160
2.250% due 02/01/2032		85,814	86,013
3.100% due 02/01/2043		93,811	92,030
3.300% due 02/01/2052		93,941	87,996
3.500% due 06/01/2041		140,790	148,717
3.500% due 09/15/2053		4,360	4,268
3.500% due 02/01/2061		107,103	102,124
3.550% due 09/15/2055		6,169	5,930
3.650% due 06/01/2051		171,766	174,315
3.850% due 06/01/2060		119,330	121,853
4.300% due 12/15/2042		7,800	8,816
4.800% due 06/15/2044		2,714	3,234
BG Energy Capital PLC
4.000% due 10/15/2021		1,200	1,242
CenturyLink, Inc.
4.000% due 02/15/2027		13,494	13,727
Edison International
2.400% due 09/15/2022		29,669	30,264
2.950% due 03/15/2023		1,151	1,182
3.125% due 11/15/2022		14,588	15,056
3.550% due 11/15/2024		16,396	17,303
5.750% due 06/15/2027		13,819	15,272
Enable Midstream Partners LP
4.400% due 03/15/2027		4,145	3,986
4.950% due 05/15/2028		4,342	4,262
FirstEnergy Corp.
3.400% due 03/01/2050		5,900	5,755
3.900% due 07/15/2027		2,000	2,201
4.850% due 07/15/2047		2,500	3,010
Florida Power & Light Co.
3.150% due 10/01/2049		5,000	5,639
Frontier Communications Corp.
8.000% due 04/01/2027		16,172	16,142
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		94,910	99,395
6.000% due 11/27/2023		255,580	284,913
Gazprom OAO Via Gaz Capital S.A.
4.250% due 04/06/2024	GBP	4,500	6,157
4.950% due 07/19/2022		$3,000	3,156
4.950% due 02/06/2028		15,900	17,779
5.999% due 01/23/2021		98,967	100,548
6.510% due 03/07/2022		46,640	49,659
7.288% due 08/16/2037		30,560	43,306
8.625% due 04/28/2034		141,090	212,655
Odebrecht Drilling Norbe Ltd.
6.350% due 12/01/2021 ^		1,511	1,397
Odebrecht Drilling Norbe Ltd. (6.350% Cash and 1.000% PIK)
7.350% due 12/01/2026 ^(c)		11,449	2,908
Odebrecht Offshore Drilling Finance Ltd.
6.720% due 12/01/2022 ^		1,309	1,192
Pacific Gas & Electric Co.
2.100% due 08/01/2027 (n)		34,265	33,351
2.500% due 02/01/2031		43,159	41,223
2.950% due 03/01/2026		60,959	62,190
3.150% due 01/01/2026 (n)		342,128	351,586
3.250% due 06/15/2023		106,354	110,212
3.300% due 03/15/2027		44,370	45,292
3.300% due 12/01/2027		146,911	151,225
3.300% due 08/01/2040 (n)		18,200	16,705

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.400% due 08/15/2024		$87,138	$91,141
3.450% due 07/01/2025		157,836	165,390
3.500% due 06/15/2025		98,295	103,551
3.500% due 08/01/2050		94,963	86,081
3.750% due 02/15/2024		73,535	77,065
3.750% due 07/01/2028		175,738	182,970
3.750% due 08/15/2042		9,140	8,505
3.850% due 11/15/2023		42,445	44,813
3.950% due 12/01/2047		42,745	39,683
4.000% due 12/01/2046		45,016	42,297
4.250% due 08/01/2023		57,552	61,337
4.250% due 03/15/2046		43,511	42,099
4.300% due 03/15/2045		24,491	23,979
4.450% due 04/15/2042		51,292	51,408
4.500% due 07/01/2040 (n)		156,297	159,405
4.500% due 12/15/2041		5,691	5,611
4.550% due 07/01/2030 (n)		303,698	329,882
4.600% due 06/15/2043		23,086	23,234
4.650% due 08/01/2028		15,900	17,281
4.750% due 02/15/2044		18,737	19,199
4.950% due 07/01/2050		261,952	281,138
Petrobras Global Finance BV
5.093% due 01/15/2030		214,264	225,427
6.250% due 12/14/2026	GBP	4,610	6,599
6.625% due 01/16/2034		8,700	12,335
6.850% due 06/05/2115		$7,796	8,332
Rio Oil Finance Trust
8.200% due 04/06/2028		26,235	28,268
9.250% due 07/06/2024		15,023	16,412
9.750% due 01/06/2027		22,814	25,837
San Diego Gas & Electric Co.
3.750% due 06/01/2047		518	597
Shell International Finance BV
3.250% due 04/06/2050 (n)		51,437	54,245
Southern California Edison Co.
2.850% due 08/01/2029		2,425	2,556
3.650% due 03/01/2028		1,162	1,280
3.650% due 02/01/2050		13,766	14,379
4.000% due 04/01/2047		4,000	4,290
4.125% due 03/01/2048		863	947
4.875% due 03/01/2049		2,032	2,462
5.750% due 04/01/2035		2,126	2,890
6.000% due 01/15/2034		582	769
6.650% due 04/01/2029		6,466	8,023
Southern California Gas Co.
5.125% due 11/15/2040		910	1,179
Sprint Capital Corp.
8.750% due 03/15/2032		1,000	1,465
Sprint Communications, Inc.
6.000% due 11/15/2022		27,894	30,091
Sprint Corp.
7.125% due 06/15/2024		8,400	9,676
7.250% due 09/15/2021 (n)		183,956	192,694
7.625% due 03/01/2026		20,010	24,210
7.875% due 09/15/2023		19,725	22,637
Talen Energy Supply LLC
6.625% due 01/15/2028		6,812	6,619
Transocean Phoenix Ltd.
7.750% due 10/15/2024		3,449	3,190
Transocean Proteus Ltd.
6.250% due 12/01/2024		3,055	2,723
Transocean Sentry Ltd.
5.375% due 05/15/2023		14,200	9,727
Verizon Communications, Inc.
4.000% due 03/22/2050		3,000	3,705
Virginia Electric & Power Co.
4.600% due 12/01/2048		2,400	3,284
Wisconsin Power & Light Co.
2.250% due 11/15/2022		4,070	4,183

			5,236,446

Total Corporate Bonds & Notes (Cost $31,048,686)			32,271,476

CONVERTIBLE BONDS & NOTES 0.0%
UTILITIES 0.0%
Ensco Jersey Finance Ltd.
3.000% due 01/31/2024 ^(d)		3,330	450

Total Convertible Bonds & Notes (Cost $2,410)			450

8	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
MUNICIPAL BONDS & NOTES 0.1%
CALIFORNIA 0.0%
Bay Area Toll Authority, California Revenue Bonds, (BABs), Series 2010
6.907% due 10/01/2050	$4,500	$8,170

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	4,714	5,103
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	9,735	10,543
Illinois State General Obligation Bonds, (BABs), Series 2010
6.630% due 02/01/2035	21,905	24,169
6.725% due 04/01/2035	6,975	7,733
7.350% due 07/01/2035	14,630	16,585
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	15,510	15,685

		79,818

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	115	116

PUERTO RICO 0.0%
Commonwealth of Puerto Rico General Obligation Bonds, Series 2007
5.000% due 07/01/2028 ^(d)	1,005	717
5.250% due 07/01/2037 ^(d)	5,635	4,050
Commonwealth of Puerto Rico General Obligation Bonds, Series 2008
5.125% due 07/01/2028 ^(d)	1,775	1,263
5.900% due 07/01/2028 ^(d)	7,215	4,951
Commonwealth of Puerto Rico General Obligation Bonds, Series 2009
5.750% due 07/01/2038 ^(d)	4,350	3,067
6.000% due 07/01/2039 ^(d)	4,805	3,400
Commonwealth of Puerto Rico General Obligation Bonds, Series 2011
5.375% due 07/01/2030 ^(d)	9,445	6,411
5.750% due 07/01/2041 ^(d)	8,200	5,586
6.500% due 07/01/2040 ^(d)	1,640	1,111
Commonwealth of Puerto Rico General Obligation Bonds, Series 2012
5.000% due 07/01/2041 ^(d)	22,065	13,956
5.500% due 07/01/2039 ^(d)	29,275	19,468
Commonwealth of Puerto Rico General Obligation Bonds, Series 2014
8.000% due 07/01/2035 ^(d)	2,665	1,699

		65,679

TEXAS 0.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024	2,335	2,344

Total Municipal Bonds & Notes (Cost $115,414)		156,127

U.S. GOVERNMENT AGENCIES 48.8%
Fannie Mae
0.235% due 12/25/2036 •	39	39
0.268% due 03/25/2034 •	8	8
0.298% due 08/25/2034 •	4	4
0.368% due 09/25/2031 •	1,980	1,951
0.370% due 03/25/2022 •	3	3
0.470% due 01/25/2022 •	2	2
0.498% due 03/25/2044 •	6	6
0.548% due 11/25/2021 - 08/25/2036 •	13	13
0.550% due 04/18/2028 - 09/18/2031 •	3	3
0.598% due 06/25/2049 (n)	14,689	14,770
0.778% due 09/25/2022 ~(a)	33,018	235
0.779% due 02/25/2022 ~(a)	111,105	629
0.848% due 08/25/2022 •	1	1
1.048% due 05/25/2021 - 10/25/2021 •	1	1
1.153% due 09/25/2022 •	1	1
1.348% due 01/25/2024 •	3	3
1.448% due 11/25/2021 •	2	2
1.990% due 03/01/2033 •	10	11
2.057% due 08/01/2033 •	15	16
2.242% due 01/25/2022 ~(a)	8,476	111
2.371% due 10/01/2044 •	3	3

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.480% due 08/01/2032 •	$5	$5
2.483% due 09/25/2042 •	3,889	3,585
2.500% due 08/01/2032 •	4	4
2.500% due 04/25/2042 - 08/25/2042 (n)	30,127	31,392
2.510% due 07/01/2032 •	5	5
2.571% due 10/01/2040 •	25	25
2.835% due 11/01/2033 •	14	15
2.852% due 10/01/2032 •	7	7
2.892% due 09/01/2024 •	1	1
2.997% due 03/01/2033 •	163	163
3.000% due 06/25/2027 - 06/25/2042 (a)	46,650	3,059
3.000% due 01/25/2028 (a)	5,860	378
3.195% due 02/01/2032 •	6	6
3.273% due 02/01/2034 •	545	563
3.339% due 09/01/2035 •	6	6
3.340% due 12/01/2035 •	16	16
3.370% due 10/01/2035 •	72	72
3.375% due 09/01/2024 •	18	18
3.379% due 04/01/2033 •	1	1
3.500% due 08/01/2026 •	1	1
3.525% due 07/01/2032 •	41	41
3.535% due 10/01/2034 •	87	87
3.690% due 05/01/2024 •	15	15
3.698% due 09/01/2033 •	1	1
3.700% due 05/01/2024 •	5	5
3.705% due 03/01/2036 •	2	2
3.787% due 04/01/2032 •	20	21
3.795% due 10/01/2025 - 03/01/2034 •	8	8
3.837% due 04/01/2028 •	6	6
3.895% due 06/01/2032 •	47	47
3.896% due 10/01/2036 •	2	2
3.898% due 10/01/2033 •	1	1
3.925% due 12/01/2033 •	9	9
3.941% due 12/01/2027 •	3	3
4.000% due 04/01/2024 •	2	2
4.000% due 07/01/2041 - 01/01/2059	12,381	13,226
4.000% due 12/25/2042 - 12/25/2047 (a)	4,467	371
4.020% due 11/01/2029 - 09/01/2031 •	59	58
4.064% due 04/01/2027 •	37	37
4.115% due 09/01/2030 •	9	9
4.250% due 09/01/2024 •	39	39
4.500% due 12/25/2039 - 03/25/2040	4,663	4,992
4.500% due 07/25/2040 (n)	2,491	2,717
4.500% due 12/25/2042 (a)	1,701	285
4.504% due 10/01/2025 •	1	1
5.000% due 08/25/2033 - 06/25/2043	5,384	6,180
5.000% due 10/25/2041 (n)	31,591	36,249
5.500% due 11/25/2032 - 06/01/2048	10,935	12,801
5.702% due 03/25/2041 •(a)	4,010	777
5.778% due 06/25/2043 •(a)	8,603	1,501
5.852% due 11/25/2049 •(a)	39,917	6,765
5.882% due 06/25/2037 •(a)	693	150
5.902% due 03/25/2037 •(a)	1,313	272
5.902% due 03/25/2049 (a)	16,893	2,639
5.922% due 12/25/2036 - 02/25/2037 •(a)	1,941	378
5.932% due 04/25/2037 (a)	1,201	248
5.962% due 04/25/2037 •(a)	1,740	327
6.000% due 06/25/2029 - 09/25/2031	1,698	1,926
6.002% due 08/25/2035 - 02/25/2043 •(a)	7,127	1,162
6.152% due 01/25/2038 •(a)	2,741	532
6.202% due 01/25/2040 •(a)	3,460	619
6.232% due 03/25/2037 •(a)	3,686	765
6.252% due 05/25/2037 •(a)	1,127	210
6.262% due 06/25/2037 •(a)	3,957	880
6.292% due 04/25/2037 •(a)	2,758	667
6.302% due 12/25/2037 - 10/25/2039 •(a)	4,574	700
6.402% due 10/25/2036 - 06/25/2040 •(a)	2,823	553
6.452% due 11/25/2035 •(a)	508	68
6.500% due 06/25/2028 - 02/25/2033	92	105
6.502% due 11/25/2036 •(a)	903	151

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.552% due 03/25/2036 •(a)	$1,868	$347
6.642% due 04/25/2037 •(a)	1,926	425
6.850% due 12/18/2027	5	6
6.852% due 02/25/2038 •(a)	8,063	1,871
6.900% due 05/25/2023	8	9
7.000% due 07/25/2022 - 01/25/2048	219	251
7.052% due 02/25/2037 •(a)	679	163
7.500% due 07/25/2022 - 06/25/2042	27	32
7.500% due 06/25/2042 ~	18	21
7.528% due 11/25/2042 •	86	104
7.616% due 01/17/2040 ~	83	83
8.500% due 06/25/2030	106	131
9.704% due 08/25/2043 •	202	268
16.918% due 03/25/2038 •	656	908
21.203% due 04/25/2023 •(a)	10	2
Freddie Mac
0.000% due 08/15/2056 - 08/15/2057 (b)(g)	237,918	212,217
0.278% due 08/25/2031 •	11	10
0.552% due 12/15/2046 •(n)	36,957	37,136
0.602% due 06/15/2049 (n)	21,048	21,176
0.639% due 01/25/2021 ~(a)	77,211	1
0.864% due 01/25/2023 ~(a)	168,783	2,299
1.217% due 06/25/2021 ~(a)	51,765	125
1.433% due 12/25/2021 ~(a)	89,518	902
1.483% due 06/25/2030 ~(a)	88,680	9,750
1.536% due 05/25/2030 ~(a)	309,379	36,754
1.742% due 10/15/2023 •	63	65
2.290% due 02/01/2037 •	4	5
2.370% due 08/01/2034 •	1	1
2.419% due 07/25/2044 •	7	8
2.475% due 06/01/2033 •	4	4
2.495% due 09/01/2037 •	1	1
2.500% due 09/01/2032 •	26	26
2.503% due 09/01/2024 •	3	3
2.562% due 08/01/2036 •	1	1
2.605% due 05/01/2035 •	21	21
2.608% due 07/01/2033 •	7	7
2.616% due 09/01/2037 •	1	1
2.859% due 09/01/2037 •	2	2
2.907% due 09/01/2023 •	3	3
3.000% due 03/15/2027 - 10/15/2047 (a)	77,324	7,740
3.000% due 08/01/2032 - 03/01/2049	122,319	128,759
3.000% due 10/01/2046 - 11/01/2048 (n)	697,922	732,875
3.044% due 11/01/2029 •	75	75
3.117% due 01/15/2038 ~(a)	32,254	1,843
3.128% due 06/01/2037 •	1	1
3.148% due 03/01/2031 •	11	11
3.152% due 01/01/2035 •	65	69
3.179% due 05/01/2033 •	12	13
3.251% due 07/01/2033 •	9	9
3.500% due 08/15/2042 - 09/01/2049 (n)	965,212	1,021,722
3.500% due 12/15/2042 (a)	8,839	948
3.500% due 05/01/2044 - 05/01/2049	210,312	223,054
3.511% due 05/01/2029 •	15	15
3.600% due 02/01/2033 •	1	1
3.615% due 06/25/2041 ~(a)	3,500	52
3.650% due 12/01/2034 •	11	11
3.661% due 01/01/2035 •	28	28
3.664% due 05/01/2037 •	3	3
3.681% due 09/01/2033 •	42	42
3.735% due 11/01/2031 •	14	14
3.751% due 07/01/2034 •	40	42
3.807% due 04/01/2033 •	1	1
3.818% due 04/01/2036 •	6	7
3.831% due 03/01/2032 •	128	128
3.895% due 04/01/2036 •	2	2
3.910% due 02/01/2036 •	2	2
3.932% due 09/01/2033 •	2	2
3.955% due 01/01/2033 •	8	8
3.970% due 12/01/2033 •	45	47
3.974% due 10/01/2032 •	8	8
3.983% due 08/01/2024 •	1	1
3.995% due 12/01/2037 •	3	3
4.000% due 08/01/2040 - 08/01/2048	111,182	119,996
4.000% due 01/15/2041 - 03/01/2048 (n)	371,814	399,591

See Accompanying Notes	9

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.000% due 09/15/2048 (a)	$15,975	$1,113
4.008% due 09/01/2037 •	1	1
4.010% due 07/01/2025 •	3	3
4.118% due 11/01/2035 •	70	76
4.230% due 09/01/2031 •	127	127
4.238% due 09/01/2034 •	32	32
4.241% due 09/25/2035 ~(a)	85,602	22,788
4.500% due 06/01/2048	9,699	10,507
4.710% due 03/01/2025 •	4	4
5.000% due 02/15/2024 - 05/15/2038	2,424	2,822
5.000% due 01/15/2034 (n)	2,372	2,748
5.068% due 03/15/2036 •(a)	1,185	85
5.500% due 08/15/2036	1,294	1,533
5.500% due 06/15/2041 (n)	28,901	33,590
5.625% due 08/01/2037 - 10/01/2037	305	339
5.798% due 11/15/2037 •(a)	8,318	1,598
5.898% due 08/15/2037 •(a)	1,057	203
6.000% due 12/01/2023 - 02/15/2032	1,541	1,780
6.048% due 06/15/2038 - 01/15/2042 •(a)	6,516	1,167
6.288% due 03/15/2037 •(a)	5,167	1,065
6.298% due 03/15/2037 - 06/15/2039 •(a)	2,558	532
6.398% due 09/15/2036 •(a)	2,220	435
6.418% due 09/15/2036 •(a)	1,331	258
6.466% due 05/15/2036 (a)	1,604	311
6.498% due 04/15/2036 •(a)	6,699	1,593
6.500% due 11/15/2021 - 04/15/2029	125	144
6.500% due 11/25/2049 (n)	9,342	10,932
6.548% due 04/15/2026 •(a)	689	73
6.598% due 01/15/2037 •(a)	800	166
6.750% due 01/15/2024	2	3
6.998% due 08/15/2036 •(a)	2,313	500
7.000% due 05/15/2021 - 09/01/2047	377	409
7.048% due 07/15/2034 •(a)	2,102	193
7.250% due 09/15/2030	17	20
7.500% due 11/15/2021 - 09/15/2030	156	187
7.608% due 12/15/2042 •	3,670	4,425
8.500% due 06/15/2031	58	71
8.783% due 05/15/2023 •	3	3
9.276% due 11/15/2043 •	22,517	30,434
9.436% due 08/15/2044 •	12,644	15,904
9.595% due 01/15/2041 •	1,479	1,889
10.555% due 02/15/2040 •	605	835
15.795% due 12/15/2031 - 02/15/2032 •	742	1,043
16.494% due 09/15/2034 •	340	369
19.554% due 02/15/2024 •	9	11
20.014% due 11/15/2023 •	11	13
20.534% due 10/15/2031 •	30	40
23.101% due 02/15/2024 •	4	4
Ginnie Mae
0.103% due 08/16/2048 ~(a)	10,357	73
0.270% due 11/16/2043 ~(a)	19,478	246
0.430% due 10/16/2053 ~(a)	2,914	42
0.625% due 03/20/2063 •	1,122	1,124
0.805% due 07/20/2063 •	882	882
0.905% due 11/20/2065 - 08/20/2066 •	51,225	51,823
0.925% due 10/20/2066 •	16,780	16,995
0.935% due 09/20/2066 •	8,586	8,694
0.955% due 05/20/2066 - 09/20/2066 •	112,867	114,399
0.985% due 08/20/2066 •	14,250	14,467
0.988% due 03/16/2051 ~(a)	881	5
1.005% due 04/20/2066 - 11/20/2066 •	36,955	37,562
1.155% due 03/20/2066 - 01/20/2067 •	40,135	40,996
1.305% due 03/20/2066 •	9,214	9,463
1.336% due 04/20/2068 •	35,588	36,035
1.904% due 04/20/2067 •	42,728	43,657
2.062% due 10/20/2062	6,057	6,057
2.875% (H15T1Y + 1.500%) due 06/20/2022 ~	2	2
2.875% due 06/20/2027 - 06/20/2032 •	88	92
3.000% (H15T1Y + 1.500%) due 02/20/2024 - 01/20/2026 ~	3	3
3.000% due 01/20/2027 - 01/20/2035 •	75	79
3.000% due 01/20/2042 - 11/20/2048	1,252	1,317
3.125% (H15T1Y + 1.500%) due 10/20/2025 ~	3	3

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.125% due 12/20/2026 - 12/20/2033 •	$48	$50
3.250% due 08/20/2027 - 10/20/2029 •	37	38
3.500% due 01/20/2042 - 03/20/2043 (a)	2,186	147
3.500% due 01/20/2045 - 03/15/2048	14,242	15,719
3.500% due 03/20/2046 - 08/20/2047 (n)	220,459	242,088
3.750% due 08/20/2033 •	5	5
4.000% due 06/20/2039 - 01/20/2049	86,053	95,992
4.000% due 03/20/2043 (a)	2,224	161
4.000% due 01/20/2045 - 06/20/2048 (n)	400,006	430,032
4.500% due 07/20/2032 - 01/20/2049	1,242	1,344
4.500% due 04/20/2048 - 02/20/2049 (n)	415,393	447,085
5.000% due 07/20/2033	225	245
5.500% due 04/20/2037	104	127
5.625% due 07/20/2037	89	98
6.044% due 10/20/2047 •(a)	19,381	3,454
6.100% due 06/15/2028 - 01/15/2029	313	348
6.490% due 01/15/2028 - 01/15/2029	433	481
Ginnie Mae, TBA
3.500% due 11/01/2050 - 12/01/2050	64,000	67,498
Small Business Administration
5.370% due 04/01/2028	208	228
Uniform Mortgage-Backed Security
2.500% due 04/01/2022 - 09/01/2050	203,358	213,780
2.500% due 05/01/2034 - 09/01/2050 (n)	23,496,131	24,670,390
3.000% due 07/01/2021 - 08/01/2050	244,148	257,059
3.000% due 08/01/2049 - 08/01/2050 (n)	5,411,751	5,730,139
3.500% due 10/01/2025 - 05/01/2050	555,530	590,025
3.500% due 04/01/2045 - 05/01/2050 (n)	2,103,185	2,226,131
4.000% due 09/01/2023 - 04/01/2050	1,265,734	1,363,617
4.000% due 10/01/2040 - 09/01/2050 (n)	6,775,774	7,250,891
4.500% due 08/01/2023 - 02/01/2050	143,279	155,851
4.500% due 05/01/2039 - 02/01/2050 (n)	383,549	416,182
5.000% due 06/01/2024 - 04/01/2049	19,304	21,181
5.000% due 03/01/2049 - 06/01/2049 (n)	25,431	27,872
5.500% due 05/01/2027 - 01/01/2029	161	178
6.000% due 12/01/2032 - 09/01/2040	16,207	19,123
Uniform Mortgage-Backed Security, TBA
2.000% due 11/01/2050 - 12/01/2050	9,740,300	10,030,574
2.500% due 10/01/2035 - 10/01/2050	297,450	310,719
3.000% due 10/01/2050 - 11/01/2050	1,835,650	1,923,479
3.500% due 10/01/2035 - 11/01/2050	456,750	481,934
4.000% due 11/01/2050	542,182	578,822
Vendee Mortgage Trust
6.500% due 09/15/2024	29	31

Total U.S. Government Agencies (Cost $60,675,138)		61,227,518

U.S. TREASURY OBLIGATIONS 10.8%
U.S. Treasury Bonds
2.250% due 08/15/2046 (n)	4,400	5,197
2.500% due 02/15/2045 (n)(p)(r)	77,400	95,284
2.500% due 02/15/2046 (p)(r)	1,675	2,069
2.500% due 05/15/2046 (n)(r)	4,955	6,123
2.750% due 11/15/2047 (r)	100	130
2.875% due 05/15/2043 (n)(p)(r)	118,245	154,430
2.875% due 08/15/2045 (n)	858,035	1,127,545
2.875% due 11/15/2046 (n)	542,700	717,424
3.000% due 11/15/2044 (n)(p)(r)	615,851	823,051
3.000% due 08/15/2048 (n)(r)	2,575	3,510
3.000% due 02/15/2049 (n)(p)(r)	210,712	288,099
3.125% due 02/15/2043 (n)	276,160	374,272
3.125% due 08/15/2044 (n)(p)	478,709	651,530

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.375% due 05/15/2044 (n)(p)		$712,309	$1,005,330
3.625% due 08/15/2043 (n)(p)(r)		679,488	990,885
3.625% due 02/15/2044 (n)(p)		494,249	722,357
3.750% due 11/15/2043 (n)(r)		355,213	527,769
6.250% due 05/15/2030 (p)		845	1,290
U.S. Treasury Inflation Protected Securities (i)
0.125% due 10/15/2024 (n)(p)		444,979	472,426
0.125% due 07/15/2030 (n)(p)		995,042	1,106,603
0.250% due 01/15/2025 (p)		755	805
0.250% due 07/15/2029 (n)(p)		1,595,705	1,785,510
0.250% due 02/15/2050		110,845	130,741
0.375% due 01/15/2027 (p)		18,781	20,671
0.500% due 04/15/2024		72	76
0.500% due 01/15/2028 (p)		4,921	5,525
0.625% due 02/15/2043 (n)		12,642	15,571
0.750% due 07/15/2028 (p)		921,396	1,061,833
0.750% due 02/15/2042 (n)(p)		204,358	256,990
0.750% due 02/15/2045		10,121	12,879
0.875% due 02/15/2047 (p)		102,275	135,963
1.000% due 02/15/2046 (n)(p)		68,606	92,500
1.000% due 02/15/2048 (p)(r)		149,490	206,034
1.000% due 02/15/2049 (p)		376,241	524,543
1.375% due 02/15/2044 (n)(p)		88,523	125,826
2.125% due 02/15/2040 (n)		60,408	92,535
2.500% due 01/15/2029 (p)		21,631	28,263
U.S. Treasury Notes
2.250% due 11/15/2024 (p)(r)		965	1,045
2.750% due 02/28/2025 (r)		400	444

Total U.S. Treasury Obligations (Cost $11,882,187)			13,573,078

NON-AGENCY MORTGAGE-BACKED SECURITIES 28.8%
20 Times Square Trust
3.203% due 05/15/2035 ~		138,309	133,845
Adjustable Rate Mortgage Trust
0.328% due 08/25/2036 •		154	97
0.358% due 06/25/2037 •		499	474
0.648% due 10/25/2035 •		36	36
0.648% due 03/25/2036 •		898	458
0.688% due 11/25/2035 •		4,161	3,832
0.688% due 01/25/2036 •		856	812
1.298% due 01/25/2035 •		2,550	2,374
1.298% due 01/25/2035 ^•		3,929	3,535
2.766% due 11/25/2035 ^~		500	458
3.076% due 01/25/2036 ^~		165	158
3.079% due 01/25/2036 ^~		1,009	937
3.106% due 11/25/2035 ^~		475	410
3.184% due 07/25/2035 ~		1,712	1,670
3.350% due 11/25/2035 ^~		105	99
3.355% due 01/25/2036 ^~		5,603	4,905
3.406% due 02/25/2036 ^~		1,863	1,444
3.527% due 05/25/2035 ~		4,329	4,387
3.655% due 03/25/2036 ~		12,540	6,377
3.760% due 08/25/2036 ~		5,061	2,164
3.822% due 09/25/2035 ^~		1,090	1,021
American General Mortgage Loan Trust
0.000% due 09/25/2048 (g)		275,869	283,255
American Home Mortgage Assets Trust
0.338% due 05/25/2046 ^•		9,954	8,553
0.338% due 09/25/2046 ^•		15,045	14,610
0.338% due 12/25/2046 ^•		40,209	32,927
0.338% due 06/25/2047 ^•		117	104
0.358% due 10/25/2046 •		234	156
1.939% due 11/25/2046 •		105,913	46,172
6.250% due 06/25/2037 ^þ		7,460	6,922
American Home Mortgage Investment Trust
0.428% due 03/25/2046 •		12,399	11,177
0.448% due 11/25/2045 •		279	239
0.468% due 06/25/2046 •		12,615	4,070
1.815% due 10/25/2034 •		2,207	2,195
1.939% due 09/25/2035 •		39,775	23,959
2.060% due 12/25/2035 •		269	137
2.060% due 11/25/2045 ^•		29,693	20,171
2.310% due 02/25/2045 •		5,394	5,411
5.908% due 09/25/2035 þ		28,955	21,638
Asti Finance SRL
0.455% due 05/27/2050 •	EUR	2,683	3,141

10	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Avon Finance PLC
0.000% due 09/20/2048 •	GBP	140,032	$179,964
0.000% due 11/28/2049 •		858,246	1,118,094
0.000% due 11/28/2049 (b)(g)		27,160	26,569
0.000% due 11/28/2049 (g)		1,900	123,154
BAMLL Commercial Mortgage Securities Trust
1.214% due 07/07/2043 ~(a)		$3,475	138
3.418% due 07/07/2043		3,047	3,086
Banc of America Alternative Loan Trust
0.548% due 06/25/2046 ^•		45	33
4.657% due 11/25/2021 ^~		115	90
5.500% due 10/25/2033		5,241	5,279
5.500% due 12/25/2035 ^		98	99
6.000% due 03/25/2021 ^		5	5
6.000% due 07/25/2034		18,683	19,982
6.000% due 08/25/2035 ^		919	879
6.000% due 08/25/2035		5,645	5,566
6.000% due 01/25/2036 ^		13,402	13,346
6.000% due 03/25/2036 ^		2,626	2,539
6.000% due 06/25/2046 ^		190	185
6.000% due 07/25/2046 ^		562	556
Banc of America Funding Corp.
4.135% due 09/25/2048 ~		13,373	13,511
Banc of America Funding Trust
0.316% due 02/20/2047 •		5,473	5,334
0.428% due 07/25/2037 •		16,364	15,423
0.438% due 07/25/2037 •		13,970	13,134
0.466% due 09/20/2035 ^•		4,478	3,302
0.474% due 05/26/2037 ~		32,784	21,665
0.648% due 07/25/2036 ^•		31	23
0.716% due 05/20/2036 •		83,833	37,953
0.736% due 07/20/2036 •		659	663
2.112% due 06/20/2035 ^•		618	513
3.100% due 12/20/2034 ~		317	215
3.156% due 09/20/2035 ~		24	23
3.201% due 06/20/2047 ~		2,661	2,426
3.292% due 09/20/2035 ^~		269	243
3.541% due 03/20/2036 ~		405	366
3.547% due 10/20/2035 ~		5,162	4,804
3.576% due 09/20/2046 ^~		1,279	1,159
3.615% due 05/20/2034 ~		456	449
3.632% due 04/20/2035 ~		194	180
3.676% due 05/25/2035 ~		20	20
3.692% due 03/20/2036 ~		50	45
3.766% due 03/20/2035 ~		35	35
3.778% due 11/20/2035 ~		2,014	2,017
3.863% due 10/20/2046 ^~		255	214
3.933% due 05/20/2036 ^~		150	146
4.004% due 07/20/2036 ~		3,270	3,250
4.047% due 11/20/2035 ~		3,525	3,141
4.199% due 01/20/2047 ^~		125	122
5.500% due 09/25/2034		31	31
5.500% due 03/25/2036 ^		81	77
5.888% due 04/25/2037 ^þ		339	345
6.000% due 09/25/2036 ^		1,931	1,857
6.000% due 08/25/2037 ^		4,736	4,532
6.000% due 10/26/2037 ~		8,608	8,448
Banc of America Mortgage Trust
2.769% due 09/25/2035 ~		29	28
2.867% due 07/25/2034 ~		12	12
2.922% due 08/25/2034 ~		133	137
2.987% due 09/25/2035 ^~		517	487
2.988% due 09/25/2033 ~		1,861	1,823
3.117% due 07/25/2035 ^~		519	504
3.117% due 07/25/2035 ~		920	894
3.146% due 08/25/2035 ^~		2,802	2,732
3.212% due 06/25/2035 ~		168	154
3.352% due 10/25/2035 ^~		19	19
3.612% due 07/20/2032 ~		19	19
3.645% due 11/20/2046 ^~		31	30
3.688% due 02/25/2036 ^~		2,423	2,288
3.690% due 02/25/2035 ~		227	227
3.771% due 05/25/2035 ^~		4,355	4,267
3.794% due 05/25/2034 ~		225	223
3.872% due 12/25/2033 ~		90	88
3.885% due 01/25/2035 ~		11,807	11,407
3.885% due 11/25/2035 ^~		140	135
3.890% due 12/25/2033 ~		37	37
3.910% due 01/25/2036 ^~		151	136
3.951% due 04/25/2035 ^~		356	351
3.954% due 05/25/2033 ~		10	9
3.996% due 02/25/2035 ~		123	120
4.043% due 11/25/2035 ^~		238	222
4.123% due 04/25/2033 ~		75	73
4.130% due 01/25/2034 ~		178	176
4.297% due 05/25/2033 ~		1	1
4.371% due 03/25/2033 ~		150	144

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 09/25/2035		$737	$723
5.500% due 09/25/2035 ^		148	145
6.000% due 09/25/2037 ^		202	201
6.000% due 07/25/2046 •		3,470	3,364
6.500% due 10/25/2031		23	24
BANK
0.473% due 02/15/2061 ~(a)		215,517	5,311
Bankinter Fondo de Titulizacion de Activos
0.000% due 12/15/2040 •	EUR	2,271	2,630
Bayview Commercial Asset Trust
0.428% due 01/25/2037 •		$59	56
BCAP LLC Trust
0.000% due 09/27/2037 •		7,577	7,388
0.292% due 08/26/2036 ~		15,119	13,071
0.318% due 01/25/2037 ^•		444	466
0.368% due 05/25/2047 ^•		6,090	5,847
0.492% due 05/26/2037 •		13,537	10,129
0.512% due 02/26/2037 •		420	504
0.535% due 03/26/2035 ~		1,420	1,290
0.587% due 07/26/2036 ~		363	317
0.735% due 05/26/2037 •		6,977	6,656
0.793% due 11/26/2036 •		6,612	2,834
0.954% due 11/27/2047 ~		38,611	33,547
2.861% due 09/26/2035 ~		25	21
3.015% due 10/26/2035 ~		3,310	2,468
3.154% due 06/27/2037 ~		8,162	7,314
3.163% due 06/26/2037 ~		11,088	10,003
3.633% due 10/26/2035 ~		6,253	6,241
3.718% due 02/26/2036 ~		2,785	2,314
3.787% due 12/20/2035 ~		15,459	10,124
3.837% due 11/26/2035 ~		536	515
3.841% due 05/26/2047 ~		7,590	6,619
3.910% due 01/26/2036 ~		2,255	1,712
4.164% due 02/26/2036 ~		36	32
5.250% due 02/26/2036 ~		940	638
5.250% due 04/26/2037		1,955	1,501
5.750% due 04/25/2037		6,528	4,908
5.953% due 04/26/2037 ~		6,536	4,770
6.000% due 07/26/2036 ~		11,326	9,301
6.000% due 08/26/2037 ~		14,824	13,601
6.222% due 08/26/2022 ~		100	74
6.458% due 12/26/2036 ~		8,933	7,680
Bear Stearns Adjustable Rate Mortgage Trust
2.195% due 08/25/2035 ^•		9,885	8,500
2.596% due 02/25/2036 ^~		118	115
3.034% due 11/25/2034 ~		663	626
3.149% due 08/25/2035 ^~		2,152	1,924
3.162% due 02/25/2036 ^~		619	612
3.259% due 08/25/2035 ^~		452	439
3.267% due 02/25/2036 ^~		3,863	3,269
3.281% due 07/25/2034 ~		191	183
3.281% due 08/25/2047 ^~		1,396	1,212
3.375% due 07/25/2034 ~		64	63
3.428% due 07/25/2034 ~		1	1
3.458% due 08/25/2035 ~		706	657
3.506% due 03/25/2035 ~		803	762
3.531% due 09/25/2034 ~		1,774	1,746
3.533% due 11/25/2034 ~		15	14
3.558% due 08/25/2047 ^~		3,107	2,660
3.594% due 06/25/2047 ^~		5,416	5,238
3.609% due 02/25/2036 ^~		50	48
3.618% due 01/25/2035 ~		31	30
3.620% due 07/25/2036 ^~		2,871	2,620
3.640% due 04/25/2034 ~		794	757
3.681% due 02/25/2035 ~		1,208	1,235
3.682% due 02/25/2033 ~		3	3
3.696% due 01/25/2035 ~		193	191
3.699% due 01/25/2035 ~		536	553
3.808% due 05/25/2034 ~		29	28
3.840% due 02/25/2036 •		75	76
3.874% due 05/25/2047 ^~		459	444
3.930% due 04/25/2034 ~		505	491
3.943% due 12/25/2046 •		2,630	2,391
3.957% due 10/25/2033 ~		189	185
4.035% due 08/25/2035 ~		4,598	4,618
4.078% due 05/25/2037 ~		3,151	3,020
4.160% due 08/25/2035 ^~		8,157	8,015
4.315% due 03/25/2035 ~		6	6
4.715% due 11/25/2034 ~		12	11
Bear Stearns ALT-A Trust
0.468% due 02/25/2034 •		48	45
0.468% due 08/25/2036 •		15,232	13,897
0.468% due 11/25/2036 ^•		6,264	5,475
0.468% due 06/25/2046 ^•		12,014	10,519
0.588% due 07/25/2035 •		5	5
0.588% due 04/25/2036 ^•		6,357	7,828
0.628% due 02/25/2036 •		3,125	3,052

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.788% due 04/25/2034 •		$193	$193
0.788% due 07/25/2034 •		4	4
1.078% due 11/25/2034 •		14,100	11,731
1.625% due 01/25/2034 ~		41	34
1.798% due 09/25/2034 •		6,446	5,519
1.873% due 07/25/2034 •		4,507	4,563
2.750% due 09/25/2034 ~		110	108
2.989% due 10/25/2035 ^~		23,925	22,495
3.005% due 04/25/2035 ~		791	780
3.114% due 04/25/2035 ~		338	309
3.169% due 01/25/2036 ^~		6,810	6,892
3.227% due 09/25/2035 ^~		1,104	653
3.251% due 09/25/2035 ^~		5,344	4,220
3.267% due 08/25/2034 ~		1,269	1,295
3.291% due 02/25/2036 ^~		2,125	1,788
3.322% due 09/25/2035 ^~		7,707	5,599
3.333% due 09/25/2047 ^~		25,091	17,090
3.346% due 05/25/2036 ~		14,489	11,625
3.368% due 07/25/2035 ~		33,401	27,309
3.411% due 08/25/2036 ^~		313	263
3.413% due 11/25/2036 ~		6,805	5,221
3.416% due 01/25/2035 ~		295	215
3.422% due 05/25/2035 ~		2,257	2,212
3.456% due 01/25/2036 ~		28,035	27,097
3.464% due 02/25/2034 ~		90	93
3.473% due 06/25/2034 ~		649	658
3.479% due 03/25/2036 ^~		9,947	8,350
3.496% due 09/25/2034 ~		62	66
3.502% due 05/25/2035 ~		255	254
3.535% due 08/25/2036 ^~		3,771	2,501
3.537% due 04/25/2035 ~		906	898
3.538% due 02/25/2036 ^~		10,888	10,356
3.542% due 02/25/2036 ^~		1,324	1,284
3.594% due 11/25/2035 ^~		14,494	13,135
3.646% due 05/25/2036 ~		16,790	11,942
3.661% due 11/25/2035 ^~		8,686	6,738
3.749% due 01/25/2047 ~		2,249	1,590
3.761% due 01/25/2035 ~		80	78
3.826% due 04/25/2035 ~		615	576
3.826% due 05/25/2036 ^~		24	19
3.857% due 05/25/2036 ^~		8,861	6,066
4.442% due 07/25/2035 ^~		12,442	10,330
Bear Stearns Mortgage Funding Trust
0.318% due 03/25/2037 •		60,164	54,156
0.328% due 06/25/2037 •		12,554	11,375
0.348% due 11/25/2036 ^•		25,910	22,238
0.348% due 09/25/2046 •		27,024	25,392
0.358% due 06/25/2037 •		66,818	62,644
0.368% due 08/25/2036 •		13,010	12,894
Bear Stearns Structured Products, Inc. Trust
3.072% due 01/26/2036 ^~		8,544	7,097
6.765% due 12/26/2046 ^~		176	156
7.000% due 07/25/2037 ~		33,267	17,716
BellaVista Mortgage Trust
0.406% due 05/20/2045 •		221	166
Benchmark Mortgage Trust
0.665% due 07/15/2053 ~(a)		68,256	3,496
1.919% due 07/15/2053 ~(a)		104,359	12,774
Business Mortgage Finance PLC
0.000% due 08/15/2040 •	EUR	3,990	4,643
BX Commercial Mortgage Trust
2.652% due 12/15/2036 •		$44,959	44,525
BXP Trust
3.379% due 06/13/2039		28,700	32,058
CFCRE Commercial Mortgage Trust
1.269% due 11/10/2049 ~(a)		157,443	8,730
1.330% due 04/15/2044 ~(a)		13,630	17
Chase Mortgage Finance Trust
3.132% due 09/25/2036 ^~		15	14
3.346% due 12/25/2037 ^~		515	453
3.535% due 06/25/2035 ~		4	4
3.594% due 01/25/2036 ^~		553	495
3.672% due 12/25/2035 ^~		459	447
3.683% due 02/25/2037 ~		41	41
3.859% due 03/25/2037 ^~		4,609	4,510
3.891% due 06/25/2035 ~		40	40
5.500% due 11/25/2035		1,107	1,049
6.000% due 10/25/2036 ^		627	439
6.000% due 11/25/2036		2,046	1,405
6.000% due 12/25/2036		126	90
6.000% due 02/25/2037 ^		1,623	1,026
6.000% due 03/25/2037 ^		910	674
6.000% due 05/25/2037 ^		14,026	9,895
6.250% due 10/25/2036 ^		5,972	4,444
ChaseFlex Trust
0.428% due 05/25/2037 •		24,193	22,693
0.448% due 07/25/2037 •		13,533	11,968
0.488% due 08/25/2037 •		7,051	6,207

See Accompanying Notes	11

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.174% due 08/25/2037 ^þ		$1,025	$990
4.537% due 09/25/2036 ~		6,543	6,561
6.300% due 06/25/2036 ^~		14,594	13,183
Chester A PLC
0.000% due 03/17/2046 (g)	GBP	116,570	120,448
0.000% due 05/20/2046		9	102,114
0.859% due 03/17/2046		1,023,476	1,326,425
1.309% due 03/17/2046		125,536	157,921
1.809% due 03/17/2046		116,569	146,920
2.309% due 03/17/2046		71,735	90,255
3.059% due 03/17/2046		35,868	43,566
Chevy Chase Funding LLC Mortgage-Backed Certificates
0.328% due 05/25/2036 •		$206	188
0.378% due 05/25/2036 •		401	368
0.428% due 01/25/2035 •		388	385
0.448% due 08/25/2035 •		57	56
Churchill Capital Corp.
6.000% due 09/30/2027 «(l)		56,500	53,856
Citicorp Mortgage Securities Trust
5.500% due 07/25/2037		1	0
5.750% due 06/25/2036		141	142
6.000% due 08/25/2036		5,408	5,616
Citigroup Commercial Mortgage Trust
1.649% due 10/10/2049 ~(a)		337,385	20,960
3.349% due 02/10/2049		40,000	43,857
Citigroup Mortgage Loan Trust
0.000% due 09/25/2064 ~		91	91
0.000% due 01/25/2082 (a)(g)		835	833
0.218% due 01/25/2037 •		285	251
0.398% due 09/25/2036 •		1,201	1,152
0.578% due 05/20/2047 •		13,165	11,527
0.719% due 12/25/2035 ~		8,151	7,065
0.907% due 08/25/2035 •		9,840	8,719
1.098% due 09/25/2037 •		3,532	2,717
1.662% due 08/25/2036 •		30,628	14,292
1.957% due 08/25/2035 ~		402	389
2.302% due 09/25/2037 ~		1,928	1,901
2.570% due 05/25/2035 •		48	48
2.934% due 10/25/2035 ^~		35	32
2.977% due 10/25/2046 ^~		2,668	2,432
2.982% due 09/25/2037 ^~		1,407	992
3.019% due 10/25/2035 ^~		2,140	1,457
3.177% due 08/25/2035 ~		503	501
3.179% due 11/25/2036 ~		5,958	4,687
3.228% due 09/25/2059 þ		22,186	22,408
3.285% due 03/25/2035 ~		8,164	7,184
3.353% due 11/25/2036 ^~		290	282
3.355% due 09/25/2037 ~		5,319	5,105
3.570% due 11/25/2036 ^~		5,730	5,004
3.615% due 07/25/2036 ^~		2,383	2,102
3.642% due 03/25/2037 ^~		1,353	1,250
3.665% due 07/25/2036 ~		3,436	2,859
3.879% due 03/25/2036 ^~		3,002	2,853
4.023% due 03/25/2034 ~		376	381
4.023% due 06/25/2036 ^~		2,630	2,522
4.140% due 03/25/2036 ^•		309	304
4.145% due 01/25/2082 ~		359,763	357,565
4.220% due 09/25/2064 ~		132,884	128,601
5.250% due 03/25/2037 ^		3,251	2,896
5.500% due 12/25/2035 ^		8	8
5.750% due 09/25/2021		1,167	1,394
5.750% due 04/25/2047 ^		4,807	3,848
6.000% due 05/25/2037		3,727	3,401
6.000% due 08/25/2037 ~		15,032	10,706
6.250% due 11/25/2037 ~		2,339	1,645
6.500% due 10/25/2036		7,231	5,832
Citigroup Mortgage Loan Trust, Inc.
2.924% due 02/25/2034 ~		8	8
3.224% due 04/25/2035 ~		1,711	1,655
3.248% due 12/25/2035 ^~		292	202
3.811% due 05/25/2035 ~		295	295
6.000% due 05/25/2035		4,251	4,461
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.560% due 09/25/2035 ^~		432	357
CitiMortgage Alternative Loan Trust
5.302% due 02/25/2037 ^•(a)		2,429	511
5.500% due 04/25/2022 ^		600	603
5.750% due 12/25/2036 ^		443	439
5.750% due 03/25/2037 ^		737	737
6.000% due 07/25/2036 ^		413	410
6.000% due 06/25/2037 ^		4,996	5,029
6.000% due 10/25/2037 ^		2,827	2,783

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Clavis Securities PLC
0.000% due 12/15/2031 •	EUR	6,675	$7,457
0.229% due 12/15/2032 •	GBP	767	950
CNL Commercial Mortgage Loan Trust
0.652% due 05/15/2031 •		$443	403
Commercial Mortgage Trust
0.242% due 04/10/2047 ~(a)		58,814	338
1.261% due 08/10/2047 ~(a)		210,292	7,051
1.567% due 10/10/2049 ~(a)		223,062	13,201
3.140% due 10/10/2036		13,000	13,951
3.546% due 06/10/2047		8,212	8,880
3.550% due 02/10/2049		22,000	23,575
3.955% due 02/10/2047		3,400	3,662
Countrywide Alternative Loan Resecuritization Trust
6.000% due 11/25/2034		994	997
6.000% due 05/25/2036 ^		71	58
6.000% due 08/25/2037 ^~		2,435	1,777
Countrywide Alternative Loan Trust
0.268% due 06/25/2036 •		1,297	1,236
0.268% due 11/25/2036 •		3,222	3,393
0.288% due 06/25/2037 •		17,378	15,639
0.308% due 06/25/2036 •		16,353	13,529
0.308% due 11/25/2036 •		17,177	16,103
0.308% due 01/25/2037 •		30,305	26,514
0.308% due 07/25/2046 •		10,018	9,324
0.308% due 09/25/2047 •		25,750	23,790
0.318% due 11/25/2036 •		2,564	2,703
0.318% due 01/25/2037 ^•		2,264	2,487
0.328% due 11/25/2036 •		8,912	9,041
0.328% due 05/25/2047 •		9,116	8,409
0.336% due 02/20/2047 ^•		17,220	13,123
0.338% due 09/25/2046 ^•		32,267	30,110
0.338% due 10/25/2046 •		3,342	3,152
0.346% due 03/20/2047 •		27,748	22,874
0.348% due 02/25/2036 •		2,127	1,846
0.351% due 12/20/2046 ^•		49,514	41,235
0.356% due 07/20/2046 ^•		8,416	6,388
0.358% due 07/25/2046 •		7,309	6,738
0.358% due 04/25/2047 •		15,616	11,479
0.366% due 05/20/2046 ^•		29,356	23,478
0.366% due 09/20/2046 •		4,008	3,206
0.368% due 09/25/2047 •		18,352	16,841
0.398% due 12/25/2035 •		8,220	6,748
0.408% due 08/25/2035 •		10,479	7,109
0.418% due 02/25/2036 •		1,305	1,162
0.428% due 12/25/2035 •		432	417
0.428% due 02/25/2037 •		16,971	15,059
0.438% due 11/25/2035 •		1,160	863
0.438% due 02/25/2036 ^•		8,837	7,396
0.438% due 05/25/2036 •		5,940	5,535
0.458% due 08/25/2035 ^•		1,112	970
0.458% due 11/25/2035 •		4,135	3,945
0.478% due 09/25/2035 •		3,021	2,293
0.486% due 11/20/2035 •		30,923	29,618
0.498% due 09/25/2035 •		9,807	9,005
0.498% due 12/25/2035 ^•		18,058	16,436
0.505% due 09/25/2034 •		260	228
0.518% due 02/25/2037 ^•		413	109
0.548% due 06/25/2036 ^•		84	36
0.595% due 05/25/2035 •		5,618	5,215
0.615% due 05/25/2035 •		3,398	3,080
0.648% due 12/25/2035 ^•		2,415	1,212
0.648% due 12/25/2035 •		34,461	24,515
0.648% due 04/25/2036 •		7,721	2,915
0.668% due 07/25/2035 •		344	329
0.698% due 11/25/2035 •		3,751	2,040
0.708% due 08/25/2035 •		2,324	2,146
0.768% due 10/25/2035 •		27	23
0.796% due 11/20/2035 •		7,920	7,186
0.808% due 10/25/2035 •		1,824	1,466
0.918% due 11/25/2035 •		4,201	3,733
0.948% due 08/25/2035 •		1,421	998
0.948% due 01/25/2036 ^•		2,370	1,966
1.148% due 08/25/2035 ^•		4,684	2,382
1.168% due 10/25/2034 •		9,423	9,079
1.723% due 02/25/2035 •		6,103	5,875
1.798% due 08/25/2034 •		6,331	5,982
1.798% due 10/25/2034 •		7,602	7,344
2.019% due 12/25/2035 •		12,699	11,753
2.119% due 08/25/2035 ^•		31	25
2.145% due 03/25/2047 ^•		6,335	5,873
2.329% due 07/20/2035 ^•		3,526	3,188
2.419% due 08/25/2035 •		197	189
2.579% due 08/25/2035 •		4,689	4,522
2.588% due 05/25/2035 ^~		3,110	2,360
2.664% due 06/25/2035 •		301	279

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.866% due 06/25/2037 ~	$115	$101
2.964% due 08/25/2034 ^~	5,238	4,888
3.069% due 10/20/2035 •	20,440	15,933
3.089% due 10/20/2035 •	14,092	11,355
3.227% due 08/25/2036 ~	667	692
3.323% due 12/25/2034 ~	8,870	9,116
3.356% due 12/25/2035 ~	117	124
3.468% due 06/25/2037 ^~	5,742	5,425
3.517% due 03/25/2047 ~	4,766	4,602
3.592% due 11/25/2035 ^~	347	297
3.779% due 12/25/2035 ^~	217	208
3.839% due 02/25/2037 ^~	1,029	994
4.802% due 11/25/2035 •(a)	3,751	617
4.952% due 11/25/2035 ^•(a)	3,979	612
5.000% due 08/25/2035 ^	4,366	4,124
5.102% due 08/25/2036 ^•(a)	10,828	2,157
5.250% due 02/25/2021 ^	61	60
5.500% due 03/25/2035	3,413	3,476
5.500% due 05/25/2035	756	705
5.500% due 06/25/2035 ^	204	195
5.500% due 07/25/2035 ^	65	59
5.500% due 08/25/2035	5,276	5,243
5.500% due 09/25/2035 ^	35,815	34,312
5.500% due 11/25/2035 ^	10,900	10,250
5.500% due 12/25/2035 ^	4,355	3,574
5.500% due 01/25/2036	227	190
5.500% due 01/25/2036 ^	8,646	8,173
5.500% due 02/25/2036 ^	802	674
5.500% due 02/25/2036	41,504	35,287
5.750% due 05/25/2036	352	241
5.750% due 08/25/2036 ^	5,020	4,013
5.750% due 03/25/2037	4,907	3,945
5.750% due 06/25/2037	3,717	2,680
5.750% due 07/25/2037 ^	1,168	980
5.750% due 04/25/2047 ^	2,697	2,194
6.000% due 02/25/2035	26,179	25,282
6.000% due 02/25/2036	44,898	36,249
6.000% due 02/25/2036 ^	37	29
6.000% due 03/25/2036 ^	12,042	8,626
6.000% due 04/25/2036 ^	13,686	9,824
6.000% due 05/25/2036 ^	8,739	6,814
6.000% due 05/25/2036	4,034	3,003
6.000% due 06/25/2036	9,894	7,869
6.000% due 07/25/2036	11,326	9,536
6.000% due 08/25/2036 ^	5,426	4,553
6.000% due 01/25/2037 ^	1,464	1,481
6.000% due 02/25/2037 ^	4,113	2,508
6.000% due 03/25/2037 ^	3,117	2,009
6.000% due 04/25/2037 ^	9,583	6,496
6.000% due 05/25/2037 ^	13,316	8,603
6.000% due 06/25/2037 ^	623	462
6.000% due 08/25/2037 ^•	6,479	4,825
6.250% due 11/25/2036	5,298	3,722
6.250% due 12/25/2036 ^	3,456	2,298
6.250% due 11/25/2046 ^	2,534	2,030
6.500% due 05/25/2036 ^	3,029	2,254
6.500% due 06/25/2036 ^	1,055	816
6.500% due 08/25/2036 ^	2,802	1,589
6.500% due 09/25/2036	1,899	1,595
6.500% due 09/25/2036 ^	4,622	3,513
6.500% due 12/25/2036 ^	2,785	1,907
6.500% due 08/25/2037 ^	10,980	7,120
6.500% due 09/25/2037 ^	21,106	12,602
6.500% due 11/25/2037 ^	9,641	6,843
7.000% due 08/25/2034 ^	223	227
7.000% due 09/25/2036	27,430	11,251
7.250% due 08/25/2032	143	156
7.500% due 12/25/2034 ^	109	38
Countrywide Home Loan Mortgage Pass-Through Trust
0.348% due 04/25/2046 •	449	410
0.418% due 04/25/2035 •	2,604	2,567
0.488% due 03/25/2036 •	8	4
0.498% due 02/25/2036 ^•	3	1
0.608% due 05/25/2035 •	346	304
0.648% due 05/25/2036 ^•	2,736	1,144
0.688% due 03/25/2035 •	454	448
0.728% due 04/25/2035 •	5,591	5,064
0.748% due 03/25/2035 •	1,677	1,383
0.748% due 05/25/2035 •	9,421	7,930
0.788% due 03/25/2035 •	19,216	16,909
0.808% due 02/25/2035 •	545	490
0.828% due 02/25/2035 •	999	924
0.888% due 02/25/2035 •	8,649	7,790
0.908% due 09/25/2034 •	124	120
2.195% due 02/20/2036 ^•	2,247	1,972
2.207% due 02/20/2036 ^•	719	673
2.525% due 10/25/2033 ~	62	61

12	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.605% due 07/25/2034 ~	$117	$116
2.619% due 02/25/2035 ~	7,181	6,185
2.640% due 04/25/2035 ~	650	565
2.663% due 09/25/2034 ~	267	262
2.705% due 03/25/2035 ^~	269	224
2.835% due 12/19/2033 ~	10	10
2.870% due 10/20/2035 ^~	744	722
2.870% due 10/20/2035 ~	3,118	3,028
2.915% due 10/20/2034 ~	3,895	3,859
2.942% due 11/20/2035 ~	25,926	22,471
2.967% due 09/20/2034 ~	140	132
2.989% due 09/25/2034 ^~	27	24
3.012% due 09/20/2035 ~	11,294	10,291
3.014% due 09/25/2037 ^~	3,951	3,733
3.020% due 08/25/2034 ^~	6	6
3.020% due 08/25/2034 ~	22	22
3.027% due 09/20/2035 ~	10,110	9,851
3.097% due 09/20/2036 ^~	1,083	1,007
3.166% due 08/20/2035 ^~	8,577	8,193
3.177% due 11/20/2034 ~	200	202
3.200% due 04/25/2047 ~	16,816	14,878
3.205% due 05/20/2036 ^~	19,520	19,368
3.231% due 09/25/2047 ^~	1,371	1,276
3.263% due 11/25/2037 ~	18,478	17,391
3.265% due 11/20/2035 ^~	2,012	1,668
3.272% due 05/20/2034 ~	49	48
3.335% due 04/20/2036 ^~	365	338
3.337% due 05/20/2036 ~	11,639	10,679
3.339% due 03/25/2037 ^~	238	217
3.359% due 02/25/2047 ^~	6,457	5,914
3.377% due 11/25/2037 ~	26,357	25,390
3.383% due 05/20/2036 ^~	3,564	3,057
3.418% due 07/19/2033 ~	436	438
3.459% due 05/25/2034 ~	76	75
3.465% due 01/25/2036 ~	4,108	3,864
3.465% due 01/25/2036 ^~	1,286	1,210
3.536% due 06/20/2036 ~	7,331	6,690
3.580% due 02/20/2036 ~	4,785	4,605
3.588% due 11/25/2037 ~	31,393	30,557
3.597% due 02/20/2035 ~	677	674
3.620% due 05/20/2036 ^~	2,145	2,010
3.695% due 05/20/2035 ~	1,247	1,203
3.700% due 04/25/2037 ^~	2,825	2,691
3.705% due 04/25/2035 ^~	90	74
3.717% due 05/19/2033 ~	108	101
3.730% due 02/20/2036 ^•	8,555	7,151
3.793% due 02/20/2036 ^•	920	892
3.866% due 02/25/2034 ~	14	14
3.881% due 06/25/2047 ^~	6,465	6,480
3.951% due 03/25/2035 ~	494	501
3.991% due 02/25/2034 ~	109	106
4.053% due 12/25/2033 ~	64	62
5.250% due 12/25/2027 ^	750	648
5.250% due 07/25/2034	308	309
5.500% due 04/25/2035	28	26
5.500% due 08/25/2035 ^	2,877	2,414
5.500% due 08/25/2035	377	317
5.500% due 09/25/2035 ^	1,788	1,622
5.500% due 10/25/2035	112	97
5.500% due 10/25/2035 ^	323	283
5.500% due 11/25/2035 ^	359	292
5.500% due 01/25/2036	1,112	963
5.750% due 08/25/2034	212	216
5.750% due 02/25/2036 ^	674	510
5.750% due 02/25/2037 ^	297	228
5.750% due 03/25/2037 ^	3,117	2,475
5.750% due 05/25/2037 ^	444	340
5.750% due 07/25/2037 ^	3,000	2,333
5.850% due 05/25/2036 ^	3,106	2,347
6.000% due 12/25/2035 ^	22	18
6.000% due 02/25/2037 ^	8,178	5,926
6.000% due 03/25/2037 ^	5,479	4,401
6.000% due 04/25/2037 ^	379	291
6.000% due 05/25/2037 ^	3,849	2,800
6.000% due 07/25/2037	5,552	3,739
6.000% due 07/25/2037 ^	2,917	2,243
6.000% due 08/25/2037 ^	1,059	828
6.000% due 09/25/2037	2,741	2,188
6.000% due 10/25/2037 ^	157	142
6.000% due 01/25/2038 ^	10,985	8,113
6.250% due 09/25/2036 ^	2,825	1,957
6.250% due 10/25/2036 ^	124	91
6.500% due 11/25/2036 ^	10,896	7,021
6.500% due 05/25/2037 ^	265	203
6.500% due 10/25/2037 ^	21,117	15,422
6.500% due 11/25/2037 ^	4,034	2,466
6.500% due 12/25/2037	22,803	14,747
6.500% due 11/25/2047	14,467	10,902

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Countrywide Home Loan Reperforming REMIC Trust
0.548% due 11/25/2034 •	$8,983	$8,200
0.548% due 09/25/2035 •	1,270	1,112
5.709% due 01/25/2034	21,126	21,370
Credit Suisse First Boston Mortgage Securities Corp.
0.798% due 11/25/2031 •	567	364
0.798% due 09/25/2035 ^•	3,509	2,574
1.298% due 11/25/2034 •	6,223	5,697
2.998% due 04/25/2034 ~	13	13
3.170% due 06/25/2046 ~	718,593	734,248
5.250% due 09/25/2035 ^	824	815
5.750% due 04/22/2033	21	22
6.000% due 01/25/2036 ^	3,517	3,016
6.500% due 01/25/2036	419	218
7.000% due 01/25/2036 ^	4,838	1,135
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates
3.264% due 07/25/2033 ~	37	37
4.053% due 10/25/2033 ~	14	14
5.500% due 10/25/2035 ^	227	189
5.500% due 10/25/2035	4,068	3,114
6.000% due 11/25/2035 ^	244	108
Credit Suisse Mortgage Capital Certificates
0.465% due 07/27/2037 •	1,165	1,053
0.612% due 05/27/2037 •	13,261	11,770
0.626% due 04/27/2037 ~	12,837	6,908
1.671% due 09/27/2037 •	403	404
3.118% due 09/26/2036 ~	1,440	1,389
3.179% due 11/26/2036 ~	5,226	4,220
3.448% due 04/26/2038 ~	4,813	4,809
3.523% due 08/27/2037 ~	18,349	16,509
3.736% due 04/26/2047 ~	12,849	8,219
4.000% due 08/27/2037 ~	20,177	19,745
5.561% due 04/25/2036 ~	8,812	7,720
5.677% due 02/27/2047 ~	112,750	70,919
6.000% due 04/26/2037 ~	8,482	7,912
7.000% due 08/26/2036	2,437	1,905
Credit Suisse Mortgage Capital Certificates Trust
3.404% due 01/27/2059	45,644	44,523
Credit Suisse Mortgage Capital Mortgage-Backed Trust
0.648% due 07/25/2036 •	16,748	7,396
5.000% due 04/25/2037	931	934
5.500% due 03/25/2037 ^	497	408
6.000% due 08/25/2036 ^	4,549	3,427
6.000% due 02/25/2037 ^	2,374	2,154
6.000% due 06/25/2037	2,126	785
6.250% due 08/25/2036 ^	908	625
Credit Suisse Mortgage Capital Trust
0.000% due 07/25/2049 (g)	1,407,929	1,463,493
0.000% due 12/25/2054 (g)	49	49
0.000% due 07/25/2057 (g)	316	316
0.000% due 01/25/2058 (g)	354	353
0.000% due 04/25/2058 (a)(g)	12	12
0.000% due 07/25/2058 (g)	958	957
0.000% due 01/27/2059 (g)	688	687
0.000% due 01/27/2059 (a)(g)	1,090,123	614
0.000% due 04/25/2059 ~(a)	557,262	322
0.000% due 09/25/2059 ~	883	882
0.000% due 09/25/2059 (g)	45,668	45,850
0.000% due 10/25/2060 (g)	864	864
0.000% due 11/25/2076 (g)	1,689	1,683
0.000% due 11/25/2076 (a)(g)	1,286,084	604
1.384% due 08/15/2037 ~(a)	144,920	8,098
2.500% due 07/25/2057 ~	621,639	678,491
2.870% due 07/25/2057	27,735	25,239
3.047% due 09/25/2048	153,687	144,111
3.050% due 10/27/2059 ~	5,590	5,630
3.146% due 07/25/2057 ~	336,471	236,825
3.250% due 01/27/2059 ~	719,891	778,202
3.250% due 04/25/2059 ~	372,599	398,258
3.322% due 10/25/2058 ~	18,406	18,582
3.349% due 07/25/2058 ~	3,650,072	3,577,264
3.352% due 06/25/2048	1,172,953	1,153,524
3.425% due 10/25/2060 ~	2,048,069	2,032,761
3.431% due 10/27/2060 (a)	87,092	82,331
3.500% due 11/25/2076 ~	837,976	911,469
3.594% due 07/25/2050	63,010	64,156
3.613% due 01/25/2058 ~	231,871	224,087
3.657% due 07/25/2049	58,175	60,591
3.702% due 06/01/2050 ~	1,732,967	1,762,259
3.726% due 10/25/2058	16,554	16,760
3.763% due 04/25/2059 ~	182,996	159,677
3.773% due 04/25/2058 ~	512,705	523,482
3.837% due 10/27/2060	16,695	16,530
3.941% due 12/25/2054 ~	142,351	128,533
3.977% due 11/25/2076 ~	430,959	396,101
3.981% due 01/27/2059 ~	356,200	320,994

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.245% due 09/25/2057		$40,620	$42,970
4.318% due 09/25/2057 ~		964,726	1,022,821
4.472% due 12/25/2048		389,017	397,578
4.788% due 05/27/2053 ~		91,478	104,527
5.173% due 09/25/2059 ~		517,786	572,234
CSAIL Commercial Mortgage Trust
3.224% due 06/15/2057		876	917
3.617% due 11/15/2048		18,000	19,211
DBJPM Mortgage Trust
1.832% due 09/15/2053 ~(a)		63,486	7,227
DBUBS Mortgage Trust
0.788% due 11/10/2046 ~(a)		14,798	0
1.149% due 07/10/2044 ~(a)		76,219	182
Deutsche ALT-A Securities, Inc.
0.448% due 04/25/2037 •		20,416	13,807
Deutsche ALT-A Securities, Inc. Mortgage Loan Trust
0.278% due 08/25/2047 •		54,928	50,324
0.288% due 07/25/2047 •		12,305	11,110
0.298% due 12/25/2036 •		5,178	4,704
0.298% due 03/25/2037 ^•		20,546	19,680
0.298% due 02/25/2047 •		1,836	1,261
0.308% due 01/25/2047 •		3,727	3,832
0.318% due 02/25/2037 •		469	574
0.338% due 08/25/2036 •		2,760	2,585
0.338% due 10/25/2036 ^•		17,055	7,468
0.338% due 08/25/2047 •		17,244	15,851
0.348% due 02/25/2047 •		5,679	5,221
0.428% due 08/25/2036 •		12,439	11,767
0.478% due 08/25/2037 ^•		11,221	9,586
0.498% due 06/25/2037 ^•		66,557	58,272
0.898% due 10/25/2047 •		37,513	34,142
1.498% due 11/25/2035 •		4,995	5,409
1.789% due 04/25/2047 •		22,747	20,864
3.101% due 10/25/2035 ~		321	305
5.250% due 09/25/2035 ~		4,424	4,409
5.500% due 11/25/2035 ^~		84	94
5.500% due 12/25/2035 ^		2,141	2,104
Deutsche ALT-B Securities, Inc. Mortgage Loan Trust
5.044% due 06/25/2036 ~		11,352	11,069
5.431% due 02/25/2036 ~		2,967	2,963
5.530% due 02/25/2036 ~		5,099	5,103
5.650% due 10/25/2036 ~		15,428	14,852
5.869% due 10/25/2036 ^þ		1,074	1,032
5.886% due 10/25/2036 ^þ		170	163
5.900% due 10/25/2036 ~		6,666	6,410
6.100% due 10/25/2036 þ		4,597	4,424
6.420% due 07/25/2036 ^~		4,806	4,709
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
3.739% due 06/25/2034 ~		9	8
Downey Savings & Loan Association Mortgage Loan Trust
0.336% due 04/19/2047 ^•		87	78
0.366% due 03/19/2045 •		678	663
0.486% due 09/19/2045 •		1,782	1,342
0.656% due 02/19/2045 •		2,217	2,172
0.936% due 11/19/2044 •		2,712	2,619
0.956% due 11/19/2044 •		83	76
0.976% due 09/19/2044 •		4,423	4,187
1.959% due 04/19/2046 •		7,011	6,682
3.353% due 07/19/2044 ~		447	427
3.455% due 07/19/2044 ~		14	14
Durham Mortgages
0.000% due 03/31/2054 (g)	GBP	38,229	44,048
0.000% due 03/31/2054 ~		54,852	75,071
1.768% due 03/31/2054 •		49,153	62,195
2.268% due 03/31/2054 •		16,383	20,587
3.318% due 03/31/2054 •		8,087	10,333
4.318% due 03/31/2054 •		38,229	48,405
Durham Mortgages A PLC
0.000% due 03/31/2053 ~		63,357	89,132
0.000% due 03/31/2053 (g)		25,336	31,717
1.767% due 03/31/2053 •		44,345	56,676
2.267% due 03/31/2053 •		25,339	32,284
3.317% due 03/31/2053 •		10,974	10,103
4.317% due 03/31/2053 •		38,009	48,590
E-MAC NL BV
1.807% due 07/25/2036 •	EUR	392	441
EMF-UK PLC
1.040% due 03/13/2046 •	GBP	24,543	31,635
Eurosail PLC
0.000% due 09/10/2044 •	EUR	96	113
0.000% due 03/13/2045 •		635	738
0.219% due 12/15/2044 •	GBP	331	425
0.220% due 12/10/2044 •		2,878	3,684
0.220% due 03/13/2045 •		1,867	2,381
0.460% due 09/13/2045 •		39,438	49,926
0.830% due 09/13/2045 •		35,246	43,353
1.010% due 06/13/2045 •		4,855	6,225

See Accompanying Notes	13

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
First Horizon Alternative Mortgage Securities Trust
0.518% due 02/25/2037 •		$206	$77
0.898% due 04/25/2036 ^•		1,693	674
2.467% due 03/25/2035 ~		446	414
2.547% due 09/25/2035 ^~		1,368	1,305
2.571% due 04/25/2036 ^~		1,855	1,745
2.653% due 04/25/2035 ~		2,275	2,336
2.719% due 02/25/2035 ~		802	794
2.748% due 08/25/2034 ~		218	213
2.778% due 08/25/2035 ~		8	7
2.841% due 08/25/2035 ^~		1,370	1,233
3.050% due 01/25/2036 ^~		3,998	2,900
3.064% due 12/25/2035 ~		2,338	2,083
3.231% due 02/25/2036 ~		91	77
5.250% due 02/25/2021 ^		7	5
5.402% due 04/25/2037 ^•(a)		3,078	659
5.750% due 02/25/2036 ^		3,234	2,231
6.000% due 07/25/2036 ^		40	28
6.000% due 07/25/2036		2,143	1,525
6.000% due 11/25/2036		1,232	719
6.250% due 11/25/2036		2,376	1,426
6.250% due 08/25/2037 ^		112	78
First Horizon Mortgage Pass-Through Trust
3.094% due 08/25/2035 ~		72	61
3.097% due 10/25/2035 ^~		1,038	1,015
3.106% due 11/25/2037 ^~		54	41
3.809% due 05/25/2037 ^~		2,066	1,309
3.953% due 01/25/2037 ^~		594	432
4.500% due 10/25/2035 ~		108	70
5.250% due 05/25/2021 ^		247	179
5.750% due 05/25/2037 ^		215	143
Fondo de Titulizacion de Activos UCI
0.699% due 06/19/2035 •	EUR	200	219
Fondo de Titulizacion Hipotecaria UCI
0.000% due 06/22/2036 •		1,105	1,261
Fremont Home Loan Trust
0.973% due 01/25/2034 •		$1,942	1,919
GMAC Commercial Mortgage Asset Corp.
5.550% due 08/10/2038		8,668	9,482
GMAC Mortgage Corp. Loan Trust
3.263% due 03/18/2035 ~		7	6
3.547% due 11/19/2035 ~		214	204
3.601% due 11/19/2035 ~		176	162
3.963% due 11/19/2035 ^~		657	587
4.314% due 03/18/2035 ~		921	891
4.389% due 03/18/2035 ~		673	674
Great Hall Mortgages PLC
0.000% due 06/18/2038 •	EUR	217	251
0.000% due 03/18/2039 •		3,156	3,663
0.202% due 06/18/2038 •	GBP	191	242
0.363% due 06/18/2039 •		$1,344	1,306
GreenPoint Mortgage Funding Trust
0.308% due 02/25/2037 ^•		8,673	10,323
0.328% due 01/25/2037 •		8,385	7,727
0.348% due 03/25/2047 •		16,769	16,228
0.358% due 04/25/2036 •		14,151	13,499
0.388% due 08/25/2045 •		301	277
0.468% due 09/25/2046 ^•		4,461	3,212
0.668% due 10/25/2045 •		548	533
0.688% due 11/25/2045 •		66	57
0.768% due 10/25/2045 •		3,855	3,487
Grifonas Finance PLC
0.000% due 08/28/2039 •	EUR	24,761	27,486
GS Mortgage Securities Corp.
0.395% due 05/03/2032 ~(a)		$179,000	2,157
GS Mortgage Securities Corp. Trust
2.856% due 05/10/2034		47,500	46,753
GS Mortgage Securities Trust
0.254% due 12/10/2043 ~(a)		7,397	0
0.660% due 03/10/2044 ~(a)		9,914	3
0.678% due 11/10/2049 ~(a)		166,097	3,804
0.724% due 08/10/2046 ~(a)		98,096	1,439
1.183% due 08/10/2043 ~(a)		49,928	605
1.491% due 08/10/2044 ~(a)		11,958	67
2.112% due 01/10/2045 ~(a)		5,688	78
2.346% due 05/10/2045 ~(a)		41,476	636
3.120% due 05/10/2050		2,513	2,627
3.278% due 10/10/2048		6,278	6,619
3.365% due 11/10/2047		6,347	6,680
3.801% due 01/10/2047		9,571	10,199
GSC Capital Corp. Mortgage Trust
0.348% due 02/25/2036 ^•		7,190	6,867
GSMPS Mortgage Loan Trust
0.498% due 01/25/2035 •		22,746	20,306
0.498% due 03/25/2035 •		3,527	3,197
0.548% due 06/25/2034 •		37,365	31,600
7.090% due 10/20/2032 ~		14,049	14,306

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
GSMSC Pass-Through Trust
7.500% due 10/25/2036 ~	$1,153	$586
9.975% due 09/25/2036 ^~	844	497
GSMSC Resecuritization Trust
0.288% due 10/26/2036 •	12,750	10,429
0.310% due 02/26/2037 •	34,046	29,742
0.315% due 04/26/2037 •	56,017	28,421
0.345% due 08/26/2033 •	199	199
GSR Mortgage Loan Trust
0.408% due 08/25/2046 •	33,964	20,718
0.598% due 07/25/2037 ^•	176	44
1.920% due 04/25/2032 •	11	10
2.887% due 11/25/2035 ~	194	139
2.956% due 12/25/2034 ~	390	136
2.962% due 09/25/2035 ~	574	573
3.068% due 08/25/2034 ~	277	273
3.121% due 03/25/2037 ^~	1,313	1,202
3.161% due 08/25/2034 ~	1,141	1,110
3.342% due 09/25/2034 ~	12	12
3.350% due 11/25/2035 ~	26	25
3.490% due 08/25/2034 ~	30	28
3.502% due 04/25/2036 ~	1,102	914
3.583% due 10/25/2035 ^~	949	944
3.617% due 05/25/2037 ~	4,784	4,773
3.619% due 07/25/2035 ~	332	332
3.658% due 07/25/2035 ~	1,664	1,480
3.664% due 05/25/2035 ~	1,121	1,069
3.674% due 07/25/2035 ~	1,223	936
3.683% due 04/25/2035 ~	115	112
3.783% due 01/25/2036 ^~	3,393	3,381
3.802% due 05/25/2035 ~	855	732
3.835% due 11/25/2035 ~	24	24
3.864% due 04/25/2035 ~	44	42
3.879% due 01/25/2036 ^~	58	57
3.881% due 05/25/2035 ~	4,480	3,965
4.024% due 01/25/2035 ~	410	393
5.000% due 07/25/2036	479	486
5.500% due 03/25/2036	605	669
5.500% due 03/25/2036 ^	1,258	1,576
5.500% due 06/25/2036 ^	12	45
5.500% due 01/25/2037 ^	1,944	2,547
5.750% due 02/25/2036 ^	471	470
5.750% due 02/25/2037 ^	17	32
6.000% due 02/25/2021 ^	925	853
6.000% due 11/25/2035	292	193
6.000% due 02/25/2036 ^	515	372
6.000% due 03/25/2036	14,485	9,361
6.000% due 06/25/2036 ^	923	1,222
6.000% due 07/25/2036	2,994	2,508
6.000% due 09/25/2036 ^	1,527	1,016
6.000% due 01/25/2037 ^	65	58
6.250% due 10/25/2036 ^	19,500	19,504
6.500% due 09/25/2036 ^	1,427	998
6.500% due 10/25/2036 ^	829	618
HarborView Mortgage Loan Trust
0.326% due 12/19/2036 ^•	95	86
0.336% due 11/19/2036 •	6,738	6,549
0.336% due 07/19/2046 ^•	151	87
0.346% due 09/19/2037 •	13,270	12,385
0.346% due 02/19/2046 •	2,422	2,329
0.366% due 11/19/2036 •	5,386	4,774
0.376% due 07/19/2047 •	8,986	8,579
0.396% due 12/19/2036 ^•	3,587	3,300
0.436% due 10/20/2045 •	10,004	7,612
0.466% due 11/19/2035 •	1,335	1,220
0.636% due 01/19/2036 ^•	436	397
0.656% due 01/19/2036 •	523	383
0.696% due 07/19/2045 •	10,109	9,966
0.716% due 02/19/2036 •	5,704	4,203
0.736% due 07/19/2045 •	52	42
0.776% due 08/19/2045 •	504	489
0.796% due 01/19/2035 •	238	222
0.816% due 09/19/2035 •	1,730	1,468
0.856% due 01/19/2035 •	1,527	1,406
0.916% due 01/19/2035 ^•	285	263
0.936% due 12/19/2034 ^•	4,949	4,488
0.956% due 11/19/2034 •	215	202
0.956% due 12/19/2034 ^•	50	46
0.976% due 12/19/2034 ^•	19,693	17,187
1.016% due 11/19/2034 •	18,078	15,060
1.148% due 10/25/2037 •	18,975	18,246
1.282% due 06/19/2034 •	22	23
1.869% due 12/19/2036 ^•	9,423	8,728
2.418% due 11/19/2034 ~	57	56
2.532% due 06/19/2045 ^•	4,409	2,602
3.068% due 12/19/2035 ^~	2,092	1,461
3.271% due 08/19/2034 ~	809	842

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.291% due 12/19/2035 ^~		$12	$11
3.444% due 12/19/2035 ~		343	328
3.505% due 06/19/2036 ^~		133	79
3.572% due 07/19/2035 ^~		1,494	1,264
3.791% due 08/19/2036 ^~		682	635
3.823% due 06/19/2036 ^~		381	260
Hilton USA Trust
0.614% due 11/05/2038 ~(a)		118,960	3,083
2.828% due 11/05/2035		71,800	71,970
Hipocat FTA
0.000% due 07/15/2036 •	EUR	105	122
HSI Asset Loan Obligation Trust
3.356% due 09/25/2037 ^~		$12,911	12,199
3.477% due 09/25/2037 ^~		5,979	4,941
3.641% due 01/25/2037 ^~		175	167
3.827% due 01/25/2037 ^~		1,584	1,355
4.307% due 01/25/2037 ~		4,599	3,765
HSI Asset Securitization Corp. Trust
1.108% due 07/25/2035 •		900	849
1.138% due 07/25/2035 •		1,430	907
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044 •	EUR	24,125	25,719
Impac CMB Trust
0.428% due 10/25/2035 •		$8,488	8,056
0.668% due 04/25/2035 •		2,792	2,707
0.788% due 09/25/2034 •		109	104
0.788% due 03/25/2035 •		8,319	8,184
Impac Secured Assets CMN Owner Trust
5.180% due 03/25/2033 ~		3,879	3,969
Impac Secured Assets Trust
0.348% due 05/25/2036 •		66	66
0.388% due 03/25/2037 •		37,498	30,098
0.388% due 09/25/2037 ^•		11,135	9,425
0.498% due 05/25/2036 •		1,373	1,315
0.508% due 09/25/2037 •		16,431	13,448
1.548% due 05/25/2036 •		3,426	3,368
IndyMac Adjustable Rate Mortgage Trust
1.997% due 01/25/2032 ~		6	6
IndyMac Mortgage Loan Trust
0.268% due 07/25/2036 •		9,226	8,358
0.278% due 10/25/2036 •		102	94
0.338% due 09/25/2046 •		1,967	1,778
0.348% due 10/25/2036 •		3,995	3,748
0.348% due 06/25/2046 •		20,314	17,734
0.348% due 11/25/2046 •		20,576	18,697
0.358% due 04/25/2046 •		6,877	6,280
0.358% due 05/25/2046 •		47,239	44,369
0.368% due 04/25/2046 •		7,525	6,889
0.378% due 07/25/2046 •		7,643	7,431
0.388% due 06/25/2037 •		1,530	1,473
0.398% due 02/25/2037 •		22,719	16,943
0.448% due 06/25/2037 ^•		10,649	5,818
0.608% due 04/25/2035 •		880	785
0.628% due 04/25/2035 •		6,521	5,703
0.668% due 07/25/2035 •		15,417	12,739
0.708% due 03/25/2035 •		1,123	1,086
0.708% due 07/25/2035 •		2,858	1,676
0.788% due 02/25/2035 •		241	227
0.788% due 07/25/2045 •		222	197
0.828% due 02/25/2035 •		1,580	1,281
0.928% due 10/25/2036 •		9,147	5,991
0.948% due 08/25/2034 •		72	65
0.948% due 11/25/2034 •		8	7
1.028% due 09/25/2034 •		93	85
2.060% due 05/25/2037 •		59,195	53,007
2.851% due 09/25/2036 ~		4,246	3,315
2.925% due 01/25/2036 ^~		95	86
2.954% due 01/25/2035 ~		776	751
3.015% due 06/25/2037 ^~		14,981	13,823
3.032% due 07/25/2037 ~		22,438	17,960
3.043% due 10/25/2035 ~		208	182
3.047% due 08/25/2035 ~		235	221
3.058% due 06/25/2037 ~		5,146	3,498
3.118% due 05/25/2036 ~		17,738	13,457
3.145% due 06/25/2035 ^~		76	67
3.149% due 07/25/2036 ~		9,346	7,800
3.177% due 09/25/2035 ^~		2,251	2,148
3.179% due 09/25/2037 ~		10,370	6,265
3.198% due 11/25/2035 ^~		9,625	7,385
3.233% due 08/25/2035 ~		4,958	4,522
3.242% due 01/25/2036 ~		1,843	1,622
3.255% due 06/25/2036 ~		243	193
3.265% due 11/25/2035 ^~		3,278	2,970
3.303% due 09/25/2036 ~		82	66
3.310% due 06/25/2036 ~		27,546	23,009
3.314% due 12/25/2035 ^~		1,519	1,253
3.316% due 06/25/2036 ~		649	661

14	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.319% due 08/25/2037 ^~	$76	$66
3.373% due 03/25/2035 ~	27	28
3.397% due 11/25/2037 ~	12,974	12,389
3.415% due 03/25/2035 ~	491	488
3.443% due 05/25/2037 ^~	23,773	18,056
3.476% due 05/25/2036 ^~	17,811	17,247
3.479% due 12/25/2035 ~	8,370	7,407
3.530% due 11/25/2035 ^~	429	393
3.531% due 02/25/2036 ~	3,779	3,496
3.677% due 03/25/2037 ^~	1,471	1,372
3.735% due 07/25/2035 ~	6,221	4,800
3.742% due 04/25/2035 ~	21	20
3.902% due 01/25/2036 ~	156	151
3.981% due 01/25/2037 ~	6,350	5,519
6.000% due 06/25/2037	16,300	14,559
6.250% due 11/25/2037 ^	2,212	1,478
6.500% due 09/25/2037 ^	107	85
InTown Hotel Portfolio Trust
0.000% due 01/15/2033 ~(a)	217,597	2
JPMBB Commercial Mortgage Securities Trust
0.720% due 08/15/2046 ~(a)	56,344	773
JPMDB Commercial Mortgage Securities Trust
0.927% due 12/15/2049 ~(a)	189,311	7,643
JPMorgan Alternative Loan Trust
3.581% due 05/25/2036 ^~	977	751
5.500% due 02/25/2021 ^	11	11
5.692% due 05/26/2037 ~	23,505	4,022
6.000% due 12/25/2036 þ	40,437	38,767
6.310% due 08/25/2036 ^þ	35,873	34,615
JPMorgan Chase Commercial Mortgage Securities Trust
0.320% due 09/12/2037 ~(a)	363	2
1.389% due 04/15/2046 ~(a)	122,355	3,164
1.564% due 08/15/2049 ~(a)	159,686	10,056
1.727% due 05/15/2045 ~(a)	119,876	2,186
1.771% due 11/15/2043 ~(a)	38,834	75
JPMorgan Mortgage Trust
2.569% due 10/25/2033 ~	48	48
2.870% due 08/25/2035 ~	9	9
2.919% due 09/25/2035 ~	244	228
2.942% due 02/25/2034 ~	4	4
2.962% due 07/25/2035 ~	154	151
2.982% due 08/25/2035 ~	885	900
2.985% due 10/25/2036 ~	488	417
3.058% due 08/25/2036 ~	9,985	9,056
3.090% due 08/25/2035 ^~	1,349	1,232
3.132% due 10/25/2035 ~	377	378
3.157% due 10/25/2035 ^~	312	280
3.204% due 06/25/2035 ~	209	208
3.253% due 08/25/2036 ^~	3,707	3,317
3.296% due 10/25/2035 ~	10	9
3.350% due 07/25/2035 ~	16	16
3.358% due 02/25/2035 ~	13	13
3.382% due 10/25/2036 ^~	1,193	1,045
3.395% due 06/25/2037 ^~	4,793	3,956
3.415% due 12/26/2037 ~	7,604	6,974
3.420% due 05/25/2036 ~	992	913
3.427% due 08/25/2036 ^~	787	671
3.456% due 10/25/2037 ~	12,067	10,809
3.462% due 07/25/2035 ~	218	214
3.541% due 04/25/2036 ^~	10,419	10,106
3.541% due 04/25/2036 ~	642	641
3.559% due 11/25/2035 ~	212	200
3.592% due 05/25/2036 ^~	501	450
3.592% due 05/25/2036 ~	529	479
3.604% due 07/25/2035 ~	508	516
3.612% due 06/25/2036 ^~	1,605	1,393
3.629% due 01/25/2037 ^~	586	542
3.634% due 11/25/2035 ^~	6,464	5,887
3.639% due 07/25/2035 ~	1,232	1,207
3.657% due 11/25/2035 ~	21	18
3.666% due 05/25/2036 ^~	11	10
3.685% due 04/25/2037 ^~	831	754
3.688% due 04/25/2037 ^~	7,459	6,781
3.713% due 06/25/2036 ^~	245	209
3.737% due 06/25/2037 ^~	410	366
3.744% due 06/25/2035 ~	66	58
3.765% due 10/25/2036 ^~	1,260	1,178
3.818% due 02/25/2036 ^~	2,465	2,175
3.887% due 04/25/2035 ~	221	222
3.928% due 04/25/2035 ~	68	67
5.000% due 06/25/2021 ^	57	52
5.000% due 03/25/2022 ^	6	6
5.500% due 01/25/2021 ^	14	14
5.500% due 03/25/2022 ^	4	4

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 09/25/2035		$3,402	$3,358
5.500% due 01/25/2036 ^		944	681
5.500% due 08/25/2037 ^		2,772	2,023
5.750% due 03/25/2037 ^		445	294
6.000% due 10/25/2034		4,023	4,065
6.000% due 07/25/2036 ^		3,174	2,473
6.000% due 06/25/2037 ^		14,208	9,371
6.000% due 08/25/2037 ^		105	78
6.500% due 09/25/2035		333	316
7.000% due 08/25/2037 ^		969	751
JPMorgan Resecuritization Trust
0.345% due 11/26/2036 •		14,171	11,820
Kentmere PLC
0.000% due 10/28/2051 ~	GBP	9,500	41,195
0.000% due 10/28/2051 (g)		10,711	13,444
0.865% due 10/28/2051 •		534,130	686,410
1.465% due 10/28/2051 •		21,423	27,320
1.815% due 10/28/2051 •		21,423	27,243
2.265% due 10/28/2051 •		12,854	16,255
3.065% due 10/28/2051 •		7,141	8,857
5.065% due 10/28/2051 •		12,139	13,592
Kirkby RMBS PLC
0.000% due 02/22/2045 ~		6	22,362
0.871% due 02/22/2045 •		303,317	379,910
2.071% due 02/22/2045 •		82,543	98,723
2.250% due 02/22/2045		26,742	25,012
Landmark Mortgage Securities PLC
0.000% due 06/17/2039 •	EUR	1,200	1,341
0.253% due 06/17/2039 •	GBP	3,455	4,220
0.358% due 04/17/2044 •		22,739	27,789
LB-UBS Commercial Mortgage Trust
0.359% due 02/15/2040 ~(a)		$735	0
5.407% due 11/15/2038 ^		18,970	10,577
5.562% due 02/15/2040 ^~		13,397	7,413
Legacy Mortgage Asset Trust
3.000% due 06/25/2059 þ		16,019	16,102
Lehman Mortgage Trust
0.568% due 12/25/2036 •		6,825	1,484
0.748% due 07/25/2036 •		6,241	2,841
1.048% due 12/25/2035 ^•		1,082	814
5.154% due 01/25/2036 ^~		2,081	2,113
5.191% due 12/25/2035 ~		3,119	1,186
5.451% due 07/25/2037 ~		3,496	2,456
5.500% due 12/25/2035 ^		40	31
5.954% due 04/25/2036 ^~		3,835	3,383
6.000% due 08/25/2037		2,947	2,989
6.500% due 09/25/2037 ^		5,385	3,155
6.552% due 03/25/2037 ^•(a)		15,493	4,864
Lehman XS Trust
0.308% due 03/25/2047 ^•		11	76
0.338% due 11/25/2046 •		214	194
0.348% due 08/25/2046 ^•		14,832	14,009
0.348% due 11/25/2046 ^•		16,031	15,557
0.348% due 07/25/2047 ^•		13,361	12,653
0.358% due 09/25/2046 •		129	124
0.748% due 12/25/2035 ^•		10	8
5.110% due 07/25/2035 ^þ		1,057	1,065
Ludgate Funding PLC
0.251% due 12/01/2060 •	GBP	4,660	5,713
0.311% due 01/01/2061 •		5,506	6,673
0.751% due 01/01/2061 •		7,117	8,865
Luminent Mortgage Trust
0.348% due 02/25/2046 •		$117	96
Manhattan West
0.283% due 09/10/2039 ~(a)		807,900	11,695
Mansard Mortgages PLC
0.709% due 12/15/2049 •	GBP	12,087	15,246
MASTR Adjustable Rate Mortgages Trust
0.388% due 05/25/2037 •		$1,040	616
0.698% due 09/25/2037 •		4,481	2,070
0.828% due 05/25/2047 ^•		3,659	3,870
1.964% due 09/25/2034 ~		105	102
2.500% due 01/25/2034 ~		137	137
2.716% due 07/25/2035 ^~		1,199	1,123
2.750% due 07/25/2034 ~		404	396
2.945% due 07/25/2035 ^~		269	254
3.009% due 09/25/2033 ~		409	394
3.103% due 09/25/2035 ^~		847	604
3.120% due 10/25/2034 ~		280	252
3.125% due 12/25/2033 ~		21	21
3.230% due 11/21/2034 ~		300	305
3.364% due 01/25/2036 ~		5,986	5,951
3.523% due 05/25/2034 ~		128	130
3.671% due 12/21/2034 ~		83	82
3.677% due 06/25/2035 ~		92	85

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
3.743% due 04/21/2034 ~		$25	$25
3.768% due 11/25/2036 ~		68	77
3.785% due 12/25/2033 ~		95	100
3.806% due 10/25/2032 ~		46	45
MASTR Alternative Loan Trust
5.500% due 07/25/2034		1,942	2,039
5.500% due 08/25/2034		3,398	3,517
7.000% due 06/25/2034		19	20
MASTR Asset Securitization Trust
5.500% due 06/26/2034		14	15
5.750% due 02/25/2021		22	11
6.000% due 10/25/2022 ~		21	20
6.000% due 06/25/2036 ^•		1,969	1,762
6.000% due 06/25/2036 ^		248	223
MASTR Reperforming Loan Trust
0.498% due 05/25/2035 •		2,013	1,113
0.508% due 07/25/2035 ^•		22,858	10,795
4.337% due 05/25/2036 ~		207	197
MASTR Seasoned Securitization Trust
2.625% due 10/25/2032 ~		105	105
2.993% due 10/25/2032 ~		18	18
3.106% due 05/25/2032 ~		291	286
3.890% due 10/25/2032 ~		279	278
6.500% due 08/25/2032 ~		42	44
MBS Bancaja Fondo de Titulizacion de Activos
0.000% due 02/25/2038 •	EUR	1,583	1,846
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
0.852% due 11/15/2031 •		$180	178
0.892% due 09/15/2030 •		378	375
Merrill Lynch Alternative Note Asset Trust
0.348% due 03/25/2037 •		5,488	2,145
0.448% due 03/25/2037 •		263	105
3.539% due 06/25/2037 ^~		36,070	27,039
Merrill Lynch Mortgage Investors Trust
0.416% due 08/25/2036 •		10,854	10,789
0.608% due 04/25/2029 •		753	729
0.608% due 03/25/2030 •		94	92
0.772% due 03/25/2030 •		236	223
0.808% due 06/25/2028 •		1,653	1,632
0.808% due 11/25/2029 •		1,145	1,108
0.828% due 04/25/2028 •		10	10
0.952% due 10/25/2028 •		40	39
0.972% due 11/25/2029 •		56	56
0.983% due 01/25/2030 •		12	12
1.037% due 07/25/2030 •		941	935
1.063% due 01/25/2029 •		372	357
2.394% due 09/25/2029 ~		136	133
2.554% due 05/25/2036 ^~		189	170
2.679% due 01/25/2029 ~		3,832	3,719
2.688% due 04/25/2035 ~		64	62
2.695% due 01/25/2029 ~		4	4
2.715% due 02/25/2036 ~		3	2
2.731% due 02/25/2033 ~		24	24
2.842% due 05/25/2036 ~		322	319
2.932% due 12/25/2034 ~		330	326
2.964% due 05/25/2036 ~		51	50
3.050% due 05/25/2029 ~		68	67
3.246% due 05/25/2034 ~		77	74
3.253% due 09/25/2035 ^~		55	50
3.320% due 07/25/2035 ^~		425	302
3.386% due 06/25/2037 ~		171	171
3.418% due 02/25/2034 ~		73	73
3.429% due 12/25/2035 ^~		68	57
3.430% due 07/25/2035 ^~		776	748
3.668% due 03/25/2036 ^~		2,483	1,667
3.698% due 12/25/2034 ~		18	18
3.776% due 02/25/2035 ~		1,361	1,401
4.037% due 09/25/2033 ~		6	6
Merrill Lynch Mortgage Trust
0.000% due 02/12/2051 ~(a)		7,916	0
Merrill Lynch Mortgage-Backed Securities Trust
2.520% due 08/25/2036 ^•		7,110	6,723
3.581% due 06/25/2037 ^~		11	8
Morgan Stanley Bank of America Merrill Lynch Trust
1.142% due 02/15/2047 ~(a)		57,667	1,141
1.761% due 11/15/2045 ~(a)		66,202	1,550
3.040% due 04/15/2048		6,663	6,965
Morgan Stanley Capital Trust
0.498% due 11/12/2049 ~(a)		3,302	2
1.004% due 07/15/2053 ~(a)		54,413	4,313
1.973% due 07/15/2053 ~(a)		109,462	16,405
3.340% due 03/15/2049		11,000	11,779
Morgan Stanley Mortgage Loan Trust
0.428% due 01/25/2036 •		1,545	1,077
2.295% due 06/25/2037 ~		15,038	9,628

See Accompanying Notes	15

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
2.417% due 10/25/2037 ^~		$249	$190
2.749% due 06/25/2036 ~		684	705
2.876% due 10/25/2034 ~		77	80
2.897% due 08/25/2034 ~		980	955
3.136% due 07/25/2034 ~		218	221
3.157% due 11/25/2037 ^~		2,844	2,576
3.195% due 08/25/2034 ~		10	10
3.208% due 07/25/2035 ~		274	261
3.227% due 05/25/2036 ^~		10,763	7,992
3.249% due 07/25/2034 ~		98	97
3.250% due 09/25/2035 ^~		59	48
3.344% due 07/25/2035 ^~		133	117
3.672% due 11/25/2035 ~		85	56
3.869% due 12/25/2035 ~		131	104
5.500% due 11/25/2035 ^		73	70
6.000% due 08/25/2037 ^		380	257
6.374% due 09/25/2034 ~		773	860
6.513% due 08/25/2036 ^þ		7,020	2,726
Morgan Stanley Re-REMIC Trust
5.250% due 05/26/2037 ~		10,667	8,687
6.250% due 08/26/2047 ~		14,296	11,241
Morgan Stanley Resecuritization Trust
1.921% due 06/26/2047 •		40,419	33,248
1.941% due 04/26/2047 •		34,176	19,098
2.131% due 06/26/2047 •		647	473
2.455% due 04/26/2047 ~		5,461	3,661
Mortgage Equity Conversion Asset Trust
0.630% due 05/25/2042 •		92,675	82,536
MortgageIT Securities Corp. Mortgage Loan Trust
0.378% due 06/25/2047 •		19,187	18,152
MortgageIT Trust
0.398% due 11/25/2035 •		6,322	5,843
Motel 6 Trust
1.072% due 08/15/2034 •		8,538	8,410
MSJP HAUL
0.562% due 09/05/2047 ~(a)		31,700	1,192
1.049% due 09/05/2047 ~(a)		53,100	2,994
NAAC Reperforming Loan REMIC Trust
6.500% due 03/25/2034 ^		609	607
NAAC Reperforming Loan REMIC Trust Certificates
6.500% due 02/25/2035 ^		2,022	2,031
Natixis Commercial Mortgage Securities Trust
3.821% due 02/15/2039		29,500	32,301
New Rochelle Public Library Trust
0.000% due 05/01/2058 (g)		784	783
3.352% due 05/01/2058		405,211	400,031
Newgate Funding PLC
0.116% due 12/15/2050 •	EUR	533	607
0.247% due 12/01/2050 •	GBP	2,076	2,549
0.766% due 12/15/2050 •	EUR	2,898	3,188
1.016% due 12/15/2050 •		4,849	5,257
1.060% due 12/15/2050 •	GBP	15,384	19,356
1.310% due 12/15/2050 •		4,348	5,275
Nomura Asset Acceptance Corp. Alternative Loan Trust
0.428% due 04/25/2037 •		$141	112
2.611% due 10/25/2035 ~		429	416
3.349% due 02/25/2036 ~		913	765
3.383% due 08/25/2034 ~		2,431	2,405
3.526% due 02/25/2036 ^~		552	447
5.159% due 03/25/2035 þ		3	3
5.500% due 05/25/2033		3	3
6.000% due 05/25/2033		5	5
6.215% due 08/25/2036 ^~		7,091	2,038
6.431% due 08/25/2036 ^~		3,025	869
7.000% due 04/25/2033		6	6
Nomura Resecuritization Trust
0.000% due 08/27/2047 (g)		181,560	140,762
1.048% due 07/25/2036 •		4,141	4,035
3.072% due 10/26/2036 •		4,826	4,200
5.507% due 10/25/2036 ~		8,106	5,562
6.000% due 07/26/2037		15,192	8,134
NovaStar Mortgage Funding Trust
0.528% due 09/25/2046 •		8,257	7,921
0.558% due 09/25/2046 •		74,638	32,618
Paragon Mortgages PLC
0.322% due 01/15/2039 •	GBP	50,045	62,614
Prime Mortgage Trust
7.000% due 07/25/2034		$267	258
Proteus RMBS DAC
0.000% due 10/29/2054 (n)	EUR	559,441	655,210
0.000% due 10/29/2054 «		1,219	15,103
0.000% due 10/29/2054 (g)		85,302	64,219
0.443% due 10/29/2054		52,929	61,649
0.643% due 10/29/2054		38,495	44,679
1.293% due 10/29/2054		28,871	33,387
2.543% due 10/29/2054		24,059	27,594

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
RBSSP Resecuritization Trust
0.375% due 12/26/2036 •		$1,474	$1,471
0.425% due 02/26/2037 •		1,323	1,318
0.425% due 03/26/2037 •		49,072	40,390
0.492% due 02/28/2047 ~		21,153	17,711
0.815% due 08/26/2045 •		114	106
1.925% due 12/26/2037 •		23,968	22,941
3.002% due 07/26/2045 ~		3,923	3,959
3.123% due 12/26/2036 ^~		4,440	3,576
3.353% due 12/26/2036 ~		18,063	17,896
3.555% due 10/26/2036 ~		11,608	11,275
3.563% due 09/28/2047 ~		138,376	115,886
3.687% due 03/26/2036 ~		9,166	6,884
Real Estate Asset Liquidity Trust
3.641% due 06/14/2061	CAD	61,470	46,551
Regal Trust
2.255% due 09/29/2031 •		$36	32
Residential Accredit Loans, Inc. Trust
0.298% due 02/25/2047 •		14,444	7,193
0.318% due 01/25/2037 •		4,201	3,720
0.328% due 05/25/2036 •		11,056	10,105
0.328% due 07/25/2036 •		28,922	16,564
0.328% due 09/25/2036 •		12,136	11,170
0.328% due 11/25/2036 •		2,980	2,151
0.328% due 06/25/2046 •		30,906	10,762
0.338% due 09/25/2036 ^•		5,534	5,088
0.348% due 05/25/2047 •		3,486	3,181
0.353% due 09/25/2046 •		3,867	3,568
0.363% due 05/25/2046 •		15,679	14,008
0.398% due 02/25/2036 ^•		10,628	8,086
0.418% due 05/25/2046 ^•		1,038	884
0.448% due 08/25/2035 •		4,113	3,489
0.448% due 04/25/2037 •		4,396	3,249
0.478% due 03/25/2037 •		185	17
0.508% due 01/25/2037 ^•		906	618
0.548% due 06/25/2036 •		241	167
0.668% due 12/25/2045 •		16,057	13,109
0.708% due 12/25/2045 •		443	354
0.748% due 08/25/2036 •		6,475	4,954
0.848% due 11/25/2035 •		4,593	3,627
2.019% due 01/25/2046 ^•		15,053	13,671
2.110% due 11/25/2037 ~		10,651	9,620
2.379% due 09/25/2045 •		562	530
2.519% due 08/25/2035 •		265	240
3.298% due 08/25/2035 ^~		651	362
3.521% due 07/25/2035 ~		8,088	6,490
3.827% due 07/25/2035 ~		3,815	2,835
4.262% due 12/26/2034 ^~		183	108
4.370% due 12/25/2035 ^~		6,789	6,116
5.500% due 08/25/2035 ^		34	34
5.500% due 06/25/2037		5,588	5,305
5.750% due 12/25/2021 ^		57	56
6.000% due 08/25/2035 ^		673	675
6.000% due 10/25/2035 ^		8,191	5,240
6.000% due 12/25/2035 ^		3,009	2,982
6.000% due 08/25/2036 ^		18,994	18,614
6.000% due 09/25/2036		3,582	3,335
6.000% due 01/25/2037		128	125
6.000% due 02/25/2037 ^		13,272	12,698
6.000% due 03/25/2037 ^		11,407	10,999
6.000% due 05/25/2037 ^		1,460	1,432
6.000% due 05/25/2037		10,208	10,014
6.000% due 06/25/2037 ^		21,240	20,709
6.500% due 08/25/2036		24,271	23,763
Residential Asset Mortgage Products Trust
7.000% due 11/25/2031		82	87
7.500% due 12/25/2031		18	18
7.500% due 05/25/2032		22	22
7.500% due 07/25/2032		455	300
Residential Asset Securitization Trust
0.498% due 06/25/2036 •		6,589	1,506
0.848% due 07/25/2036 •		6,047	4,880
5.500% due 07/25/2035		1,142	954
5.500% due 09/25/2035 ^		25,029	19,159
6.000% due 11/25/2036 ^		6,916	4,011
6.000% due 01/25/2037 ^		3,711	2,145
6.000% due 03/25/2037 ^		7,547	4,451
6.000% due 04/25/2037		703	566
6.000% due 08/25/2037		763	629
6.250% due 11/25/2036 ^		12,715	7,651
6.500% due 09/25/2036		3,771	2,343
6.500% due 04/25/2037 ^		19,392	7,925
Residential Funding Mortgage Securities, Inc. Trust
2.861% due 09/25/2035 ~		616	551
3.243% due 08/25/2035 ^~		2,650	1,650

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
4.083% due 09/25/2036 ^~		$89	$80
4.453% due 10/25/2037 ^~		7,330	6,226
4.893% due 04/25/2037 ~		961	834
4.903% due 10/25/2037 ^~		4,845	3,995
4.999% due 07/27/2037 ^~		147	122
5.500% due 03/25/2037 ^		3,095	2,726
6.000% due 04/25/2037 ^		2,272	2,181
6.000% due 04/25/2037 ^•		119	114
6.000% due 10/25/2037 ^		639	500
6.500% due 03/25/2032		30	31
Resloc UK PLC
0.000% due 12/15/2043 •	EUR	5,920	6,691
Ripon Mortgages PLC
0.000% due 08/20/2056 «~	GBP	0	41,481
0.000% due 08/20/2056 (g)		70,237	83,712
0.000% due 08/20/2056 «(g)		463,568	447,121
0.010% due 11/01/2020 «		24,190	29,752
RMAC Securities PLC
0.000% due 06/12/2044 •	EUR	1,517	1,684
0.210% due 06/12/2044 •	GBP	13,740	16,800
0.230% due 06/12/2044 •		7,249	8,873
0.399% due 06/12/2044 •		$2,549	2,382
Roundstone Securities DAC
0.000% due 09/28/2055 ~	EUR	92,331	52,352
0.107% due 09/28/2055 •(n)		847,382	981,788
0.257% due 09/28/2055 •		72,544	79,537
0.507% due 09/28/2055 •		49,462	52,941
1.000% due 09/28/2055 ~		18,400	4,968
1.007% due 09/28/2055 •		29,677	31,763
1.757% due 09/28/2055 •		49,461	50,625
Sequoia Mortgage Trust
0.506% due 07/20/2033 •		$62	59
0.776% due 08/20/2034 •		454	441
0.816% due 06/20/2033 •		242	236
0.906% due 05/20/2034 •		957	942
0.916% due 10/20/2027 •		2	2
0.916% due 04/20/2033 •		61	61
0.956% due 10/20/2027 •		32	32
1.115% due 04/20/2033 •		336	323
1.785% due 11/20/2034 •		126	121
3.020% due 08/20/2047 ~		6,563	5,433
3.056% due 09/20/2046 ^~		2,452	1,873
3.209% due 09/20/2046 ^~		410	320
3.232% due 02/20/2047 ~		250	223
3.371% due 07/20/2037 ~		966	734
3.373% due 07/20/2037 ^~		6,346	5,390
Structured Adjustable Rate Mortgage Loan Trust
0.448% due 09/25/2034 •		249	235
1.298% due 12/25/2037 ^•		5,690	5,517
1.810% due 10/25/2037 ^•		4,813	4,531
2.757% due 04/25/2034 ~		5	5
2.857% due 03/25/2035 ~		7,489	6,855
3.050% due 09/25/2034 ~		94	93
3.151% due 09/25/2035 ~		2,313	2,230
3.153% due 09/25/2036 ^~		3,003	2,578
3.157% due 10/25/2034 ~		86	87
3.178% due 05/25/2036 ^~		4,160	3,445
3.204% due 03/25/2035 ~		513	513
3.239% due 08/25/2035 ~		1,162	1,126
3.256% due 07/25/2035 ^~		2,538	2,303
3.277% due 10/25/2035 ^~		3,091	2,858
3.301% due 09/25/2036 ^~		12,261	10,621
3.303% due 02/25/2036 ^~		6,023	4,410
3.339% due 12/25/2034 ~		662	667
3.390% due 08/25/2036 ~		17,405	15,527
3.396% due 12/25/2034 ~		33	32
3.396% due 12/25/2035 ~		181	168
3.408% due 11/25/2035 ^~		85	78
3.425% due 04/25/2035 ~		61	60
3.438% due 05/25/2035 ~		29	25
3.480% due 07/25/2037 ^~		36	29
3.510% due 09/25/2036 ^~		11,692	11,220
3.522% due 05/25/2035 ~		5,154	4,306
3.556% due 01/25/2036 ^~		3,987	2,813
3.564% due 11/25/2035 ~		296	241
3.565% due 05/25/2036 ^~		5,841	4,828
3.569% due 11/25/2035 ^~		469	434
3.638% due 05/25/2036 ^~		90	85
3.744% due 03/25/2036 ^~		1,041	933
3.787% due 02/25/2036 ^~		2,320	2,194
4.025% due 01/25/2037 ^~		4,393	3,977
Structured Asset Mortgage Investments Trust
0.268% due 08/25/2036 •		9,900	9,020
0.328% due 01/25/2037 •		2,442	2,110
0.328% due 07/25/2046 •		10,591	9,005

16	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.338% due 06/25/2036 •		$4,269	$4,189
0.338% due 07/25/2046 ^•		7,857	6,034
0.348% due 05/25/2036 •		9,090	7,761
0.348% due 10/25/2036 •		4,836	4,527
0.358% due 04/25/2036 •		14,176	12,120
0.358% due 05/25/2036 •		211	194
0.358% due 08/25/2036 ^•		11,290	10,753
0.358% due 05/25/2046 •		159	138
0.358% due 09/25/2047 ^•		17,740	18,286
0.368% due 09/25/2047 •		14,126	12,403
0.378% due 02/25/2036 •		9,054	8,339
0.378% due 02/25/2036 ^•		42,019	36,940
0.378% due 07/25/2036 ^•		18	8
0.406% due 07/19/2035 •		1,529	1,452
0.428% due 02/25/2036 ^•		15,931	14,850
0.448% due 08/25/2036 ^•		5,775	4,940
0.608% due 05/25/2045 •		1,036	1,004
0.698% due 09/25/2047 ^•		23,690	20,182
0.836% due 05/19/2035 •		1,002	983
0.998% due 05/25/2047 •		3,415	2,634
2.662% due 02/19/2035 ~		2	2
3.056% due 05/25/2047 ^~		34,534	28,984
3.518% due 05/25/2045 ^~		99	80
Structured Asset Securities Corp.
0.498% due 03/25/2035 •		3,432	3,047
0.498% due 04/25/2035 •		327	282
3.275% due 12/25/2033 ~		454	460
Structured Asset Securities Corp. Mortgage Loan Trust
0.748% due 10/25/2027 •		52	52
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
2.560% due 03/25/2033 ~		102	105
2.621% due 09/25/2033 ~		131	130
2.873% due 07/25/2033 ~		232	234
3.148% due 07/25/2032 •		2,746	2,657
3.269% due 01/25/2034 ~		99	100
3.347% due 11/25/2033 ~		51	51
3.462% due 11/25/2033 ~		225	218
SunTrust Adjustable Rate Mortgage Loan Trust
3.817% due 04/25/2037 ^~		1,492	1,083
3.853% due 02/25/2037 ^~		4,277	3,958
TDA Mixto Fondo de Titulizacion de Activos
0.000% due 06/22/2045 •	EUR	297	345
2.996% due 03/22/2036 •		1,200	1,324
Terwin Mortgage Trust
0.428% due 10/25/2037 •		$35,313	11,053
Thornburg Mortgage Securities Trust
0.688% due 03/25/2044 •		97	92
1.622% due 06/25/2047 •		4,725	4,431
2.380% due 03/25/2044 ~		5,384	5,286
2.452% due 03/25/2044 ~		1,642	1,646
2.484% due 10/25/2043 ~		215	211
3.330% due 12/25/2044 ~		34	33
Trinity Square PLC
1.232% due 07/15/2051 •	GBP	13,453	17,387
UBS Commercial Mortgage Trust
2.249% due 05/10/2045 ~(a)		$137,832	2,881
UBS-Barclays Commercial Mortgage Trust
1.253% due 04/10/2046 ~(a)		73,832	1,598
Uropa Securities PLC
0.000% due 10/10/2040 •	EUR	8,809	9,841
0.293% due 10/10/2040 •	GBP	26,260	32,137
Wachovia Mortgage Loan Trust LLC
3.007% due 08/20/2035 ^~		$673	670
3.030% due 10/20/2035 ~		35	36
3.142% due 03/20/2037 ^~		71	63
3.223% due 10/20/2035 ^~		620	593
3.793% due 10/20/2035 ~		578	438
3.811% due 05/20/2036 ~		76	73
WaMu Mortgage Pass-Through Certificates Trust
0.408% due 11/25/2045 •		546	530
0.418% due 12/25/2045 •		2,374	2,384
0.438% due 12/25/2045 •		4,432	4,155
0.478% due 01/25/2045 •		4,989	4,801
0.498% due 01/25/2045 •		85	81
0.588% due 07/25/2044 •		6,268	6,106
0.608% due 04/25/2045 •		5,774	5,746
0.728% due 07/25/2045 •		1,814	1,740
0.828% due 01/25/2045 •		3,278	3,217
0.888% due 11/25/2034 •		1,829	1,800
0.928% due 10/25/2044 •		1,227	1,212
0.928% due 10/25/2045 •		1,357	1,355
0.948% due 10/25/2044 •		1,591	1,569
1.028% due 11/25/2034 •		36	36

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.719% due 02/25/2047 ^•		$21,405	$19,738
1.749% due 01/25/2047 •		1,275	1,245
1.759% due 01/25/2047 ^•		5,371	4,999
1.769% due 06/25/2047 •		5,346	4,941
1.779% due 04/25/2047 •		3,650	3,350
1.859% due 11/25/2046 •		10,969	9,928
1.899% due 10/25/2046 ^•		39,496	35,774
1.979% due 09/25/2046 •		6,792	6,129
1.991% due 12/25/2046 ^•		12,537	11,245
1.999% due 06/25/2046 •		857	829
1.999% due 07/25/2046 •		9,929	8,732
2.009% due 06/25/2046 •		2,139	2,061
2.111% due 05/25/2046 •		7,402	7,168
2.182% due 07/25/2046 •		9,748	9,099
2.219% due 11/25/2042 •		166	158
2.369% due 08/25/2035 ~		7	7
2.419% due 08/25/2042 •		78	75
2.925% due 10/25/2036 ^~		1,191	1,132
2.954% due 10/25/2035 ~		2,807	2,810
2.959% due 08/25/2034 ~		615	616
3.017% due 09/25/2035 ~		340	360
3.029% due 09/25/2036 ^~		7,617	6,999
3.046% due 01/25/2037 ^~		3,247	3,026
3.050% due 10/25/2036 ^~		285	274
3.083% due 01/25/2037 ^~		8,723	8,146
3.133% due 06/25/2037 ^~		2,054	1,913
3.140% due 08/25/2046 ^~		72	68
3.158% due 08/25/2036 ^~		14,456	12,890
3.163% due 06/25/2037 ^~		5,448	4,705
3.171% due 07/25/2037 ^~		12,437	11,899
3.185% due 01/25/2037 ^~		5,442	4,967
3.194% due 11/25/2036 ^~		866	820
3.230% due 11/25/2036 ^~		2,695	2,643
3.306% due 07/25/2037 ^~		2,420	2,349
3.325% due 05/25/2037 ^~		8,853	7,497
3.333% due 12/25/2036 ^~		63	59
3.344% due 03/25/2037 ^~		24,877	22,628
3.353% due 12/25/2036 ^~		4,146	4,108
3.494% due 02/25/2037 ^~		20,004	19,372
3.541% due 05/25/2037 ^~		1,255	1,204
3.552% due 02/25/2037 ^~		12,035	11,545
3.591% due 03/25/2037 ^~		11,293	10,772
3.609% due 03/25/2035 ~		1,098	1,115
3.627% due 02/25/2037 ^~		12,004	11,527
3.647% due 04/25/2037 ^~		14,852	14,165
3.658% due 01/25/2036 ^~		382	368
3.660% due 02/25/2037 ^~		2,854	2,612
3.675% due 01/25/2036 ~		955	942
3.682% due 03/25/2036 ~		2,859	2,740
3.684% due 12/25/2035 ~		15,257	15,234
3.824% due 01/25/2035 ~		1,542	1,557
3.838% due 01/25/2036 ~		3,042	2,861
3.845% due 02/25/2033 ~		303	307
WaMu Mortgage-Backed Pass-Through Certificates
3.312% due 12/19/2039 ~		96	97
Warwick Finance Residential Mortgages PLC
0.000% due 12/21/2049 (g)	GBP	7	17,181
0.982% due 12/21/2049 •		376,398	484,762
1.682% due 12/21/2049 •		46,014	59,349
2.182% due 12/21/2049 •		23,010	29,598
2.682% due 12/21/2049 •		13,146	16,831
3.182% due 12/21/2049 •		13,146	16,609
Washington Mutual Mortgage Pass-Through Certificates Trust
0.338% due 07/25/2046 •		$359	285
0.378% due 12/25/2036 •		5,553	4,749
0.408% due 12/25/2035 •		412	385
0.548% due 07/25/2035 •		1,176	1,009
0.748% due 03/25/2036 ^•		1,502	1,312
1.598% due 09/25/2035 ^•		1,024	874
1.719% due 01/25/2047 •		21,278	18,179
1.719% due 04/25/2047 •		5,281	4,470
1.739% due 12/25/2046 •		7,035	5,933
1.789% due 04/25/2047 •		7,438	6,328
1.869% due 10/25/2046 ^•		15,449	13,527
1.939% due 09/25/2046 ^•		21,813	18,305
1.959% due 04/25/2046 •		33,008	29,715
1.989% due 05/25/2046 ^•		3,545	2,962
3.725% due 06/25/2033 ~		134	133
4.240% due 10/25/2036 ^þ		68	36
4.241% due 09/25/2036 ^þ		32,762	14,165
4.521% due 10/25/2036 ^þ		6,480	2,620
5.500% due 06/25/2035		1,906	1,784

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.500% due 08/25/2035	$54	$53
5.500% due 11/25/2035 ^	528	485
5.750% due 11/25/2035 ^	707	685
5.750% due 01/25/2036 ^	5,028	4,782
6.000% due 11/25/2035 ^	2,287	2,390
6.000% due 04/25/2036 ^	3,248	3,108
6.000% due 07/25/2036 þ	1,641	630
6.000% due 04/25/2037	10,038	9,664
6.221% due 07/25/2036 ^þ	25,115	9,631
6.449% due 07/25/2036 ^þ	2,284	876
6.500% due 11/25/2035 ^	827	619
6.500% due 03/25/2036	15,172	13,212
6.500% due 05/25/2036 ^þ	4,723	4,444
6.500% due 08/25/2036 ^	25,041	22,627
7.500% due 04/25/2033	12	12
Wells Fargo Alternative Loan Trust
6.000% due 07/25/2037	615	614
Wells Fargo Commercial Mortgage Trust
0.884% due 12/15/2036 •	22,726	22,774
1.119% due 01/15/2052 ~(a)	136,776	8,620
1.818% due 10/15/2049 ~(a)	304,177	22,539
3.324% due 01/15/2059	15,000	15,984
3.487% due 11/15/2048	5,000	5,339
Wells Fargo Mortgage Loan Trust
0.352% due 09/27/2047 •	26,954	26,016
3.903% due 12/27/2046 ~	16,329	10,377
Wells Fargo Mortgage-Backed Securities Trust
3.085% due 08/25/2035 ~	190	191
3.092% due 10/25/2036 ~	2,341	2,395
3.135% due 08/25/2036 ^~	508	488
3.633% due 11/25/2037 ^~	46	42
3.664% due 10/25/2034 ~	39	39
4.019% due 04/25/2036 ~	4,046	3,898
4.030% due 04/25/2037 ^~	218	207
5.500% due 12/25/2021	66	66
6.000% due 06/25/2036 ^	468	469
6.000% due 06/25/2037 ^	966	981
6.000% due 11/25/2037 ^	67	68
Wells Fargo-RBS Commercial Mortgage Trust
0.581% due 03/15/2047 ~(a)	83,202	1,284
0.941% due 12/15/2045 •	25,910	25,900
1.363% due 03/15/2047 ~(a)	83,697	2,586
2.241% due 04/15/2045 ~(a)	63,755	978

Total Non-Agency Mortgage-Backed Securities (Cost $34,710,288)		36,093,692

ASSET-BACKED SECURITIES 17.9%
Aames Mortgage Investment Trust
1.348% due 06/25/2035 •	6,877	6,854
ABSC Manufactured Housing Contract Resecuritization Trust
8.400% due 12/02/2030 ~	11,918	12,719
Academic Loan Funding Trust
0.948% due 12/26/2044 •	2,919	2,855
Accredited Mortgage Loan Trust
0.368% due 02/25/2037 •	25,211	23,476
0.628% due 09/25/2035 •	7,220	7,073
0.748% due 04/25/2034 •	567	555
0.748% due 07/25/2034 •	4,314	4,236
0.853% due 04/25/2035 •	804	804
5.210% due 01/25/2034 þ	1,566	1,659
ACE Securities Corp. Home Equity Loan Trust
0.208% due 10/25/2036 •	193	109
0.238% due 07/25/2036 ^•	1,652	637
0.268% due 12/25/2036 •	9,586	4,937
0.278% due 12/25/2036 •	125,961	77,289
0.288% due 07/25/2036 •	68,258	58,707
0.288% due 12/25/2036 •	19,353	14,032
0.298% due 04/25/2036 •	15,133	14,825
0.298% due 07/25/2036 ^•	10,389	4,110
0.298% due 07/25/2036 •	29,428	14,839
0.338% due 02/25/2036 •	36,205	35,607
0.388% due 07/25/2036 •	20,685	10,785
0.418% due 08/25/2036 •	13,673	12,247
0.768% due 02/25/2036 ^•	2,457	2,375
0.808% due 11/25/2035 •	2,507	2,512
0.848% due 08/25/2045 •	2,942	2,906
0.913% due 08/25/2035 •	2,956	3,005
0.948% due 02/25/2034 •	42	42
1.048% due 09/25/2033 •	1,687	1,671
1.123% due 06/25/2034 •	9,530	9,321
1.123% due 07/25/2035 •	15,709	15,711
1.138% due 06/25/2035 •	1,763	1,761
1.153% due 07/25/2035 •	17,500	17,209
1.198% due 12/25/2033 •	1,349	1,330
Aegis Asset-Backed Securities Trust
0.388% due 01/25/2037 •	8,869	7,585

See Accompanying Notes	17

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
1.198% due 01/25/2034 •	$588	$568
AFC Home Equity Loan Trust
0.748% due 09/27/2027 •	57	55
0.798% due 09/22/2028 •	156	147
1.028% due 02/25/2029 •	253	238
ALESCO Preferred Funding Ltd.
0.000% due 12/23/2034 ~	5,112	4,366
0.563% due 09/23/2036 •	27,440	24,696
0.585% due 12/23/2037 •	10,041	9,339
0.595% due 07/15/2037 •	12,543	11,540
0.675% due 07/15/2037 •	27,000	19,440
0.693% due 12/23/2035 •	20,821	16,865
0.723% due 09/23/2036 •	12,000	9,000
0.973% due 09/23/2038 •	60,049	56,446
1.025% due 05/01/2034 •	4,756	4,565
1.173% due 09/23/2038 •	10,000	7,700
1.460% due 07/30/2034 •	7,000	6,002
1.515% due 09/23/2037 •	13,571	12,350
1.555% due 06/23/2036 •	19,388	18,030
1.645% due 06/23/2036 •	27,500	21,175
1.795% due 03/23/2035 •	5,000	4,287
2.258% due 12/23/2036 •	18,025	16,403
2.328% due 09/23/2037 •	2,255	1,556
2.378% due 12/23/2036 •	7,500	5,550
2.449% due 07/23/2035 •	15,218	14,761
2.559% due 07/23/2035 •	2,334	2,217
2.578% due 12/23/2034 •	4,750	4,121
2.679% due 07/23/2035 •	15,152	14,205
Ameriquest Mortgage Securities Trust
0.248% due 10/25/2036 •	8,776	4,249
0.388% due 10/25/2036 •	21,914	10,880
0.518% due 04/25/2036 •	13,000	11,864
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
0.578% due 01/25/2036 •	14,000	13,956
0.598% due 01/25/2036 •	1,951	1,952
0.728% due 01/25/2036 •	14,093	13,500
0.798% due 08/25/2035 •	8,603	8,576
0.943% due 03/25/2035 •	6,532	6,524
1.018% due 07/25/2034 •	105	105
1.063% due 01/25/2035 •	1,189	1,179
1.123% due 05/25/2035 •	3,800	3,697
1.138% due 11/25/2034 •	10,242	10,296
1.168% due 10/25/2034 •	3,800	3,768
1.183% due 12/25/2033 •	278	278
1.298% due 08/25/2035 •	14,800	13,919
1.318% due 03/25/2035 •	4,423	4,141
1.873% due 05/25/2034 •	11,176	11,126
3.523% due 11/25/2032 ^•	2,132	2,147
3.673% due 11/25/2032 ^•	6	0
5.398% due 02/25/2033 •	1,880	1,799
Argent Securities Trust
0.238% due 07/25/2036 •	5,705	2,450
0.258% due 09/25/2036 •	7,815	3,500
0.298% due 07/25/2036 •	121,890	87,737
0.323% due 04/25/2036 •	24,210	15,725
0.328% due 04/25/2036 •	7,488	3,592
0.338% due 03/25/2036 •	29	26
0.388% due 06/25/2036 •	6,279	2,641
0.388% due 07/25/2036 •	6,071	2,766
0.388% due 09/25/2036 •	4,883	2,255
0.418% due 05/25/2036 •	18,077	7,484
0.428% due 04/25/2036 •	7,446	3,705
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
0.638% due 10/25/2035 •	8,000	7,914
1.048% due 10/25/2034 •	2,912	2,801
Asset-Backed Funding Certificates Trust
0.258% due 01/25/2037 •	13,359	9,504
0.278% due 01/25/2037 •	58,059	45,165
0.288% due 10/25/2036 •	45,089	40,058
0.288% due 11/25/2036 •	7,894	5,449
0.298% due 09/25/2036 •	13,234	13,069
0.298% due 10/25/2036 •	10,397	10,096
0.308% due 11/25/2036 •	16,228	9,899
0.308% due 01/25/2037 •	74,983	53,801
0.368% due 01/25/2037 •	44,801	32,471
0.398% due 11/25/2036 •	3,276	2,040
0.428% due 09/25/2036 ^•	27,234	23,523
0.808% due 03/25/2035 •	5,213	5,038
0.823% due 06/25/2035 •	1,152	1,164
1.123% due 06/25/2035 •	11,385	10,269
1.148% due 06/25/2037 •	3,405	3,095
1.273% due 12/25/2032 •	693	712

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Asset-Backed Securities Corp. Home Equity Loan Trust
0.288% due 07/25/2036 •		$1,689	$1,666
0.298% due 12/25/2036 •		5,298	5,099
0.308% due 05/25/2036 •		771	770
0.398% due 03/25/2036 •		10,132	8,818
0.568% due 01/25/2036 •		9,429	8,222
1.048% due 06/25/2035 •		15,798	15,791
1.093% due 04/25/2035 •		240	245
1.093% due 05/25/2035 •		1,427	1,430
1.243% due 02/25/2035 •		181	181
1.802% due 03/15/2032 •		240	240
Aurium CLO DAC
0.680% due 10/13/2029 •(n)	EUR	49,200	57,569
BankAmerica Manufactured Housing Contract Trust
7.463% due 12/10/2025 ~		$5,000	2,408
Barings Euro CLO BV
0.680% due 07/27/2030 •(n)	EUR	45,400	52,997
1.050% due 07/27/2030		4,400	5,162
Basic Asset-Backed Securities Trust
0.528% due 04/25/2036 •		$9,600	8,631
Bayview Financial Acquisition Trust
0.495% due 05/28/2037 •		5,791	5,365
Bayview Financial Asset Trust
1.747% due 03/25/2037 •		3,064	2,826
2.561% due 03/25/2037 •		3,205	3,043
2.811% due 03/25/2037 •		1,742	1,675
2.927% due 03/25/2037 •		5,895	5,430
3.161% due 03/25/2037 •		1,613	1,564
Bayview Financial Mortgage Pass-Through Trust
1.015% due 04/28/2036 •		5,774	5,592
Bayview Financial Revolving Asset Trust
1.075% due 12/28/2040 •		2,705	2,358
Bear Stearns Asset-Backed Securities Trust
0.258% due 04/25/2031 •		2,348	4,103
0.288% due 10/25/2036 •		1,270	1,265
0.288% due 04/25/2037 •		8,859	9,637
0.298% due 06/25/2036 •		8,011	7,995
0.298% due 11/25/2036 •		2,115	2,000
0.318% due 10/25/2036 •		4,588	4,523
0.318% due 12/25/2036 ^•		7,377	7,909
0.368% due 06/25/2047 •		10,594	10,554
0.378% due 04/25/2036 •		11,216	15,522
0.388% due 06/25/2047 •		12,644	12,534
0.448% due 06/25/2036 •		8,700	8,097
0.448% due 02/25/2037 •		15,561	11,234
0.488% due 05/25/2036 ^•		1,383	1,370
0.498% due 05/25/2037 ^•		14,775	12,186
0.500% due 09/25/2034 •		83	80
0.528% due 04/25/2036 •		6,578	8,561
0.528% due 01/25/2037 •		6,758	6,596
0.548% due 09/25/2046 •		3,675	3,552
0.568% due 12/25/2035 •		6,333	6,335
0.578% due 12/25/2035 •		5,474	5,453
0.588% due 12/25/2035 ^•		3,400	3,331
0.598% due 12/25/2035 •		10,821	9,779
0.598% due 08/25/2036 •		6,442	6,337
0.598% due 01/25/2047 •		22,772	22,065
0.668% due 12/25/2035 •		22,915	20,827
0.688% due 05/25/2036 •		9,978	8,565
0.808% due 10/25/2032 •		12	12
0.823% due 11/25/2035 ^•		5,056	5,043
0.828% due 10/25/2035 •		14,163	13,933
0.848% due 11/25/2035 ^•		25,943	24,587
0.948% due 10/27/2032 •		66	65
1.018% due 02/25/2036 •		5,785	5,538
1.098% due 10/25/2037 •		11,741	11,221
1.123% due 02/25/2034 •		1,013	975
1.123% due 08/25/2035 •		1,546	1,545
1.148% due 10/25/2037 •		19,485	18,995
1.148% due 11/25/2042 •		977	950
1.153% due 06/25/2035 •		17,746	17,534
1.228% due 06/25/2035 •		7,163	6,834
1.248% due 10/25/2033 •		93	92
1.273% due 02/25/2035 •		1,640	1,641
1.328% due 01/25/2034 •		3,492	3,283
1.498% due 01/25/2036 •		4,485	4,424
1.648% due 04/25/2036 •		8,942	9,012
1.898% due 09/25/2035 •		12,142	12,264
2.023% due 08/25/2034 •		497	496
2.069% due 07/25/2036 •		942	853
3.095% due 10/25/2036 ~		91	77
5.125% due 03/25/2034 þ		3,348	3,535
5.500% due 01/25/2034 þ		5,654	5,837
5.500% due 08/25/2035 ~		4,792	3,979
5.500% due 08/25/2036		747	754

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
5.750% due 10/25/2033 þ	$210	$220
5.750% due 01/25/2034 þ	4,911	5,075
6.000% due 06/25/2034 þ	290	299
6.000% due 10/25/2035 þ	6,810	6,002
6.000% due 08/25/2036	4,580	4,152
6.250% due 12/25/2036 þ	9,574	9,397
6.500% due 08/25/2036 ^	3,365	2,016
Bear Stearns Second Lien Trust
0.368% due 08/25/2037 •	5,844	5,405
0.528% due 01/25/2037 •	4,012	3,875
0.588% due 08/25/2037 •	5,776	5,371
Bombardier Capital Mortgage Securitization Corp.
5.980% due 03/15/2029 ~	648	650
6.530% due 10/15/2028 ~	1,127	1,175
6.975% due 12/15/2029 ~	8,918	2,218
7.180% due 12/15/2029 ~	22,628	5,789
7.575% due 06/15/2030 ~	16,139	4,896
7.935% due 12/15/2030 ~	7,223	7,593
Buckingham CDO Ltd.
0.354% due 04/05/2041 •	673,326	83,223
0.407% due 09/05/2051 •	1,002,320	49,934
California Street CLO Ltd.
1.305% due 10/15/2025 •	42,305	42,233
Camber PLC
0.443% due 11/09/2053 •	183,696	6,725
Carrington Mortgage Loan Trust
0.298% due 04/25/2036 ^•	58,786	55,915
0.368% due 01/25/2037 •	17,797	13,001
0.398% due 10/25/2036 •	6,762	5,850
0.408% due 02/25/2037 •	14,000	13,101
0.568% due 02/25/2037 •	8,317	6,680
0.618% due 12/25/2035 •	7,079	7,001
CDC Mortgage Capital Trust
1.063% due 11/25/2034 •	84	85
Cent CLO Ltd.
1.600% due 10/29/2025 •	3,743	3,744
Centex Home Equity Loan Trust
0.468% due 06/25/2036 •	31,200	29,757
0.768% due 09/25/2034 •	608	596
Chase Funding Trust
0.648% due 05/25/2032 •	100	99
0.748% due 07/25/2033 •	9	8
CHEC Loan Trust
0.788% due 06/25/2034 •	153	148
CIT Group Home Equity Loan Trust
1.123% due 12/25/2031 •	177	174
CIT Mortgage Loan Trust
1.498% due 10/25/2037 •	46,300	46,512
1.598% due 10/25/2037 ^•	321	323
1.648% due 10/25/2037 •	30,000	29,984
Citigroup Mortgage Loan Trust
0.208% due 07/25/2045 •	1,807	1,526
0.228% due 01/25/2037 •	15,485	12,812
0.248% due 12/25/2036 •	4,049	3,426
0.288% due 12/25/2036 •	1,490	1,477
0.308% due 09/25/2036 •	6,176	5,551
0.308% due 12/25/2036 •	8,215	7,014
0.318% due 05/25/2037 •	48,965	39,429
0.328% due 01/25/2037 •	92,506	77,613
0.338% due 05/25/2037 •	42,468	32,454
0.358% due 12/25/2036 •	8,241	7,762
0.398% due 08/25/2036 •	8,074	7,911
0.398% due 12/25/2036 ^•	14,644	12,664
0.398% due 01/25/2037 •	30,116	25,512
0.408% due 03/25/2036 •	5,196	4,948
0.418% due 05/25/2037 •	25,635	21,835
0.598% due 03/25/2037 •	33,931	32,821
0.748% due 12/25/2035 ^•	27,736	26,852
0.853% due 01/25/2036 •	7,204	7,010
4.393% due 10/25/2037 þ	23,373	24,729
5.985% due 05/25/2036 þ	14,395	7,751
Citigroup Mortgage Loan Trust, Inc.
0.408% due 03/25/2037 •	30,120	27,726
0.428% due 11/25/2036 •	13,561	13,482
0.438% due 10/25/2036 •	262	263
0.448% due 10/25/2036 •	15,436	15,186
0.558% due 10/25/2035 •	4,330	4,446
0.598% due 10/25/2035 ^•	1,000	992
1.198% due 02/25/2035 •	751	728
5.249% due 08/25/2035 þ	28	28
Colony American Finance Ltd.
2.554% due 11/15/2048	13,253	13,287
Conseco Finance Corp.
6.280% due 09/01/2030	10,917	11,553
6.320% due 07/01/2030	2,825	2,872

18	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
6.440% due 12/01/2030	$8,403	$8,851
6.540% due 04/01/2029	2,377	2,433
6.660% due 06/01/2030 ~	613	623
6.760% due 03/01/2030 ~	465	474
7.220% due 03/15/2028 ~	3,661	3,799
7.240% due 11/15/2028 ~	2,552	2,655
7.860% due 03/01/2030 ~	13,707	8,474
Conseco Finance Securitizations Corp.
2.205% due 12/01/2033 •	7,106	7,122
7.360% due 06/01/2030 ~	61,457	35,525
7.410% due 05/01/2033 þ	24,332	26,015
7.424% due 03/01/2033 ~	8,473	8,944
7.490% due 07/01/2031 þ	26,041	28,014
7.770% due 09/01/2031 þ	10,852	11,740
7.954% due 12/01/2033 ~	3,168	3,361
7.960% due 05/01/2031	22,339	11,502
7.970% due 05/01/2032	7,164	2,503
8.060% due 09/01/2029 ~	7,266	2,667
8.200% due 05/01/2031	31,100	16,473
8.260% due 12/01/2030 ~	77,633	33,168
8.310% due 05/01/2032 ~	40,754	14,837
8.850% due 12/01/2030 ~	1,831	663
Countrywide Asset-Backed Certificates
0.288% due 05/25/2035 •	36,288	34,673
0.288% due 03/25/2037 •	22,484	22,026
0.288% due 05/25/2037 •	57,977	54,769
0.288% due 06/25/2037 •	24,812	22,911
0.288% due 07/25/2037 •	75,497	68,448
0.288% due 07/25/2037 ^•	31,298	29,482
0.288% due 08/25/2037 ^•	84,624	77,060
0.288% due 08/25/2037 •	8,186	8,069
0.288% due 04/25/2047 •	23,553	22,895
0.288% due 06/25/2047 •	27,382	24,945
0.298% due 05/25/2037 •	4,074	4,054
0.298% due 04/25/2047 ^•	5,650	5,489
0.298% due 06/25/2047 ^•	11,952	11,845
0.308% due 12/25/2035 ^•	32,076	31,814
0.308% due 03/25/2037 •	5,837	5,771
0.308% due 09/25/2046 ^•	3,171	3,153
0.318% due 05/25/2037 •	109	109
0.318% due 06/25/2047 •	396	396
0.328% due 06/25/2047 •	21,201	20,638
0.328% due 11/25/2047 ^•	35,227	31,486
0.338% due 11/25/2037 •	22,436	21,066
0.348% due 09/25/2037 •	46,895	41,134
0.348% due 06/25/2047 ^•	25,328	22,737
0.348% due 09/25/2047 ^•	38,078	32,797
0.368% due 05/25/2037 •	6,000	5,660
0.368% due 06/25/2037 •	9,533	9,188
0.368% due 09/25/2037 ^•	12,679	11,627
0.368% due 06/25/2047 •	25,937	24,730
0.368% due 06/25/2047 ^•	40,896	36,023
0.368% due 09/25/2047 ^•	14,873	13,308
0.378% due 05/25/2037 •	13,000	12,019
0.378% due 07/25/2037 ^•	46,686	36,122
0.378% due 10/25/2047 •	12,467	12,086
0.388% due 04/25/2036 ^•	10,633	9,420
0.388% due 11/25/2036 •	9,230	9,074
0.388% due 03/25/2037 •	24,109	20,697
0.388% due 04/25/2037 •	3,734	3,085
0.388% due 06/25/2037 •	4,039	4,025
0.388% due 12/25/2046 •	29,330	28,500
0.398% due 02/25/2036 •	9,200	8,536
0.398% due 03/25/2036 ^•	5,813	5,616
0.398% due 01/25/2037 •	33,854	32,854
0.398% due 01/25/2046 ^•	35,429	32,915
0.398% due 06/25/2047 •	32,146	30,001
0.398% due 11/25/2047 ^•	18,118	13,582
0.408% due 11/25/2037 •	55,400	50,169
0.428% due 06/25/2047 •	6,732	6,409
0.438% due 11/25/2036 •	15,200	12,756
0.438% due 06/25/2037 •	15,449	14,801
0.438% due 05/25/2047 •	1,751	1,711
0.448% due 07/25/2036 •	410	407
0.448% due 02/25/2037 •	24,010	23,503
0.468% due 10/25/2036 •	1,602	1,509
0.468% due 02/25/2037 ^•	6,000	5,146
0.468% due 05/25/2047 ^•	8,425	5,968
0.478% due 07/25/2036 •	628	603
0.488% due 12/25/2036 ^•	10,585	7,379
0.498% due 03/25/2036 ^•	3,892	3,514
0.518% due 04/25/2036 •	17,587	17,098
0.598% due 03/25/2047 ^•	8,584	7,192
0.648% due 01/25/2036 •	5,794	5,788
0.648% due 03/25/2036 •	10,654	10,300
0.658% due 02/25/2036 •	18,000	17,600
0.668% due 01/25/2036 •	3,579	3,582

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.808% due 12/25/2035 •	$7,354	$7,325
0.848% due 12/25/2033 •	1,081	1,062
0.898% due 05/25/2034 •	561	559
0.908% due 01/25/2036 •	2,675	2,560
0.948% due 10/25/2035 •	10,524	10,381
1.198% due 07/25/2033 •	913	911
1.198% due 11/25/2034 •	5,233	5,246
1.213% due 08/25/2035 •	8,742	8,749
1.398% due 12/25/2034 •	2,725	2,742
1.723% due 08/25/2034 •	9,400	8,461
1.873% due 05/25/2035 •	1,500	1,498
1.978% due 12/25/2035 •	6,500	5,014
4.538% due 10/25/2046 ^~	2,023	2,010
5.834% due 07/25/2034 ~	19	20
Countrywide Asset-Backed Certificates Trust
0.278% due 04/25/2046 •	33,984	31,292
0.288% due 02/25/2037 •	41,298	38,851
0.288% due 03/25/2037 •	45,320	43,376
0.298% due 03/25/2047 ^•	13,790	13,539
0.308% due 03/25/2037 •	3,368	3,347
0.308% due 09/25/2046 •	5,375	5,267
0.338% due 06/25/2047 •	8,523	8,453
0.388% due 02/25/2037 •	17,150	16,477
0.398% due 04/25/2046 ^•	3,527	3,400
0.408% due 09/25/2046 •	7,880	7,223
0.608% due 05/25/2036 •	15,000	14,710
0.618% due 04/25/2036 •	31,177	31,059
0.638% due 04/25/2036 •	43,050	41,682
0.808% due 08/25/2035 •	17,997	17,646
0.868% due 05/25/2036 •	15,750	12,758
0.948% due 08/25/2047 •	28,328	27,998
0.988% due 10/25/2047 •	23,353	22,933
1.048% due 05/25/2036 •	1,075	1,052
1.398% due 07/25/2035 •	7,400	6,464
1.423% due 04/25/2035 •	505	506
4.693% due 10/25/2035 ~	11	12
5.050% due 02/25/2036 ~	87	88
5.210% due 03/25/2034 ~	1,458	1,467
5.989% due 10/25/2046 ^~	20	19
Countrywide Asset-Backed Certificates Trust, Inc.
0.928% due 11/25/2034 •	455	436
1.003% due 08/25/2034 •	4,217	4,179
1.048% due 11/25/2034 •	414	399
1.153% due 07/25/2034 •	2,065	2,063
2.323% due 07/25/2034 •	30	31
Countrywide Asset-Backed Securities Notes Trust
1.148% due 08/25/2047 •	538	536
Credit Suisse First Boston Mortgage Securities Corp.
2.498% due 08/25/2032 •	158	155
Credit Suisse Mortgage Capital Trust
0.000% due 02/25/2056 (g)	352	352
1.975% due 02/25/2056	372,010	344,657
3.196% due 02/25/2056	1,165,376	1,127,359
Credit-Based Asset Servicing & Securitization LLC
0.268% due 07/25/2037 •	6,598	5,185
0.368% due 07/25/2037 •	6,099	4,859
0.488% due 07/25/2037 •	6,457	5,228
0.805% due 12/25/2035 •	19,631	17,862
0.868% due 01/25/2035 •	6,471	6,302
1.168% due 11/25/2033 •	656	642
3.450% due 12/25/2035 þ	10,076	10,093
6.780% due 05/25/2035 þ	3,006	3,126
Credit-Based Asset Servicing & Securitization Trust
0.208% due 11/25/2036 •	79	48
0.218% due 01/25/2037 ^•	562	225
0.288% due 10/25/2036 •	17,635	14,600
0.378% due 11/25/2036 •	6,973	4,407
0.398% due 07/25/2036 •	22,000	21,045
3.371% due 01/25/2037 ^þ	238	108
Crown Point CLO Ltd.
1.213% due 07/17/2028 •	17,471	17,294
CSAB Mortgage-Backed Trust
5.737% due 05/25/2037 ~	16,815	6,378
6.089% due 12/25/2036 þ	18,756	5,689
CWHEQ Revolving Home Equity Loan Trust
0.382% due 02/15/2036 •	1,748	1,649
DFC HEL Trust
2.023% due 12/25/2031 •	2,243	2,228
Duke Funding High Grade Ltd.
0.297% due 08/02/2049 •	790,318	32,798
0.387% due 08/02/2049 •	290,515	13,073
0.701% due 08/02/2049 •	102,000	1,329
Education Funding Trust
3.455% due 02/15/2050	237,551	242,620
3.557% due 02/01/2050	42,716	45,199
3.947% due 02/01/2050	33,266	35,490
4.108% due 02/01/2050	33,266	35,895
4.714% due 02/01/2050	33,266	36,626

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Ellington Loan Acquisition Trust
1.198% due 05/25/2037 •		$59,804	$59,562
EMC Mortgage Loan Trust
0.888% due 05/25/2040 •		60	59
1.088% due 04/25/2042 •		204	204
1.248% due 08/25/2040 •		372	367
1.248% due 11/25/2041 •		28	26
Encore Credit Receivables Trust
0.838% due 07/25/2035 •		7,998	7,732
Equifirst Loan Securitization Trust
0.318% due 04/25/2037 •		46,751	44,112
Equity One Mortgage Pass-Through Trust
5.495% due 12/25/2033 þ		242	247
FAB UK Ltd.
0.881% due 12/06/2045 •	GBP	2,211	2,823
FBR Securitization Trust
0.838% due 11/25/2035 •		$5,621	5,602
Fieldstone Mortgage Investment Trust
0.338% due 05/25/2036 •		34,472	27,750
0.415% due 11/25/2036 •		2,029	1,478
Finance America Mortgage Loan Trust
1.198% due 09/25/2033 •		151	150
First Franklin Mortgage Loan Asset-Backed Certificates
0.973% due 05/25/2034 •		3,239	3,188
1.858% due 05/25/2034 •		144	138
First Franklin Mortgage Loan Trust
0.288% due 12/25/2036 •		3,694	2,316
0.298% due 05/25/2036 •		3,063	2,910
0.298% due 07/25/2036 •		959	958
0.298% due 12/25/2036 •		14,416	13,226
0.308% due 12/25/2037 •		19,246	17,731
0.338% due 02/25/2036 •		19,352	17,956
0.368% due 01/25/2038 •		385	274
0.438% due 02/25/2036 •		20,000	19,462
0.458% due 09/25/2036 •		20,034	17,080
0.508% due 11/25/2035 •		30,763	29,136
0.528% due 02/25/2036 •		22,712	19,277
0.598% due 11/25/2036 •		21,389	21,311
0.715% due 03/25/2036 •		17,492	14,131
0.748% due 07/25/2035 •		8,092	7,893
0.808% due 05/25/2036 •		29	29
0.883% due 12/25/2034 •		519	551
0.883% due 09/25/2035 •		2,541	2,560
0.928% due 09/25/2035 •		10,778	10,719
0.928% due 06/25/2036 •		16,775	16,124
0.973% due 06/25/2034 •		8,666	8,618
1.003% due 04/25/2035 •		5,769	5,641
1.018% due 09/25/2034 •		3,379	3,404
1.048% due 01/25/2035 •		2,814	2,816
1.098% due 07/25/2033 •		5,519	5,418
1.123% due 05/25/2035 •		39,529	38,252
1.153% due 09/25/2035 •		12,600	11,720
1.423% due 07/25/2034 •		14,133	14,125
First NLC Trust
0.853% due 12/25/2035 •		3,200	3,188
Fremont Home Loan Trust
0.275% due 08/25/2036 •(n)		5,628	2,432
0.278% due 11/25/2036 •		25,431	12,948
0.283% due 10/25/2036 •		12,203	11,043
0.318% due 02/25/2036 •		15,974	15,378
0.318% due 02/25/2037 •		18,534	9,594
0.328% due 04/25/2036 •		781	773
0.335% due 08/25/2036 •		37,315	16,398
0.368% due 01/25/2037 •		28,206	16,091
0.398% due 05/25/2036 •		7,343	5,556
0.415% due 08/25/2036 •		6,844	3,074
0.418% due 04/25/2036 •		22,370	19,610
0.598% due 01/25/2036 •		43,992	37,222
1.198% due 11/25/2034 •		4,903	4,833
1.303% due 06/25/2035 •		10,069	8,509
Gateway Casinos & Entertainment Ltd.
5.000% due 03/12/2038 «	CAD	85,563	62,641
GE-WMC Mortgage Securities Trust
0.188% due 08/25/2036 •		$3	2
0.278% due 08/25/2036 •		4,824	4,529
Goal Structured Solutions Trust
0.798% due 09/25/2041 •		14,056	13,840
Greenpoint Manufactured Housing
3.771% due 06/08/2031 •		10,508	10,368
8.300% due 10/15/2026 ~		1,179	1,219
GSAA Home Equity Trust
0.208% due 05/25/2036 •		6,884	2,362
0.218% due 03/25/2036 •		25	12
0.268% due 06/25/2036 •		53,278	18,449
0.318% due 10/25/2036 •		45,589	18,403
0.318% due 02/25/2037 •		10,223	4,416
0.328% due 03/25/2036 •		24,911	11,899
0.328% due 05/25/2036 •		20,023	7,384

See Accompanying Notes	19

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.368% due 05/25/2047 •	$2,166	$1,647
0.388% due 06/25/2036 •	3,530	1,599
0.418% due 03/25/2036 •	20,225	13,086
0.468% due 04/25/2047 •	15,703	9,532
0.498% due 08/25/2037 •	8,284	8,166
0.518% due 10/25/2035 •	8,093	8,061
0.638% due 06/25/2035 •	3,000	2,834
0.678% due 08/25/2035 •	4,304	3,930
5.344% due 09/25/2035 ~	250	208
5.772% due 11/25/2036 ^~	8,891	3,922
6.000% due 11/25/2037 ^	878	694
6.448% due 06/25/2036 þ	22,639	9,403
GSAMP Trust
0.218% due 12/25/2036 •	751	452
0.228% due 11/25/2036 •	1,230	768
0.238% due 01/25/2037 •	7,982	5,876
0.288% due 06/25/2036 •	14,300	14,020
0.288% due 08/25/2036 •	22,848	22,062
0.288% due 11/25/2036 •	29,951	18,914
0.298% due 05/25/2046 •	17,301	17,057
0.318% due 12/25/2036 •	6,356	3,894
0.318% due 01/25/2037 •	3,782	3,678
0.328% due 11/25/2035 •	196	36
0.348% due 11/25/2036 •	16,808	10,737
0.388% due 12/25/2035 •	4,923	4,911
0.388% due 06/25/2036 •	4,714	3,436
0.418% due 03/25/2047 •	22,070	20,653
0.448% due 06/25/2036 •	6,737	5,310
0.448% due 10/25/2036 ^•	1,562	84
0.578% due 11/25/2035 •	4,226	4,225
0.793% due 11/25/2035 ^•	13,034	11,709
0.823% due 02/25/2035 •	931	938
0.883% due 07/25/2045 •	1,169	1,171
0.928% due 07/25/2045 •	19,366	18,556
1.298% due 12/25/2034 •	14,875	14,646
1.348% due 10/25/2034 •	1,073	1,052
GSRPM Mortgage Loan Trust
0.448% due 03/25/2035 •	10	10
Harley Marine Financing LLC
5.682% due 05/15/2043 «	50,615	42,010
Home Equity Asset Trust
0.618% due 01/25/2036 •	5,000	4,694
0.618% due 04/25/2036 •	18,000	17,134
0.848% due 12/25/2033 •	53	52
0.908% due 11/25/2032 •	128	115
1.048% due 11/25/2034 •	381	381
1.348% due 06/25/2032 ^•	1,445	1,436
Home Equity Mortgage Loan Asset-Backed Trust
0.308% due 11/25/2036 •	9,973	9,233
0.338% due 06/25/2036 •	4,152	4,087
0.348% due 07/25/2037 •	12,215	8,262
0.368% due 04/25/2037 •	57,234	49,218
0.388% due 08/25/2036 •	6,315	5,364
0.428% due 06/25/2036 •	8,000	7,099
0.448% due 03/25/2036 •	25,000	22,645
0.468% due 04/25/2037 •	13,345	12,030
0.588% due 03/25/2036 •	5,900	5,510
0.668% due 10/25/2035 •	13,050	11,744
Hout Bay Corp.
1.627% due 07/05/2041 •	466,501	107,295
1.827% due 07/05/2041 •	34,165	2,477
1.957% due 07/05/2041 •	4,046	289
HSI Asset Loan Obligation Trust
4.826% due 12/25/2036 þ	9,973	5,034
HSI Asset Securitization Corp. Trust
0.198% due 10/25/2036 •	2,777	1,509
0.258% due 10/25/2036 •	18,692	10,310
0.288% due 01/25/2037 •	62,924	53,806
0.308% due 03/25/2036 •	1,569	1,562
0.308% due 10/25/2036 •	9,794	5,467
0.308% due 05/25/2037 •	11,535	11,335
0.318% due 12/25/2036 •	30,700	12,544
0.338% due 04/25/2037 •	17,753	11,971
0.388% due 10/25/2036 •	2,182	1,241
0.408% due 04/25/2037 •	7,152	4,887
0.478% due 02/25/2036 •	12,390	11,790
0.498% due 02/25/2036 •	16,250	13,669
0.518% due 01/25/2036 •	900	903
IMC Home Equity Loan Trust
7.520% due 08/20/2028	25	26
IndyMac Mortgage Loan Trust
0.308% due 07/25/2036 •	32,507	13,217
IXIS Real Estate Capital Trust
0.208% due 05/25/2037 •	5,919	2,087
0.298% due 01/25/2037 •	85,458	43,080
0.308% due 08/25/2036 •	68,595	27,126
0.308% due 05/25/2037 •	35,629	12,900

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.408% due 08/25/2036 •	$34,827	$14,477
0.548% due 03/25/2036 ^•	12,621	8,234
0.778% due 02/25/2036 •(n)	2,420	2,428
1.093% due 02/25/2035 •	1,198	1,182
JPMorgan Mortgage Acquisition Corp.
0.328% due 03/25/2036 •	12,097	12,007
0.418% due 03/25/2036 •	40,500	36,423
0.438% due 05/25/2035 •	1,000	1,001
0.488% due 02/25/2036 ^•	10,484	10,357
0.733% due 01/25/2036 •	14,000	13,315
0.798% due 12/25/2035 •	8,091	7,416
0.808% due 09/25/2035 •	4,168	4,158
0.853% due 09/25/2035 •	10,682	10,334
1.078% due 06/25/2035 •	16,467	15,633
JPMorgan Mortgage Acquisition Trust
0.248% due 03/25/2047 •	134	86
0.258% due 08/25/2036 •	2,944	2,395
0.278% due 08/25/2036 •	21,900	21,433
0.283% due 07/25/2036 •	34,484	29,369
0.288% due 11/25/2036 •	15,532	14,265
0.388% due 08/25/2036 •	24,768	20,583
0.388% due 05/25/2037 •	9,924	8,675
0.408% due 07/25/2036 •	12,317	12,113
0.418% due 07/25/2036 •	14,000	13,332
0.438% due 05/25/2036 •	19,000	15,510
0.468% due 04/25/2036 •	26,803	25,398
4.577% due 10/25/2030 ^þ	1,625	1,222
4.577% due 01/25/2037 ^þ	17	13
5.830% due 07/25/2036 ^þ	6,101	2,948
6.410% due 07/25/2036 ^þ	8,699	4,199
KDAC Aviation Finance Ltd.
4.212% due 12/15/2042	23,920	21,367
KGS-Alpha SBA COOF Trust
1.137% due 04/25/2038 «~(a)	20,623	567
Labrador Aviation Finance Ltd.
4.300% due 01/15/2042	1,542	1,394
Legacy Mortgage Asset Trust
0.000% due 12/25/2056 ~(a)	1,120,830	6,695
0.000% due 07/25/2057 (g)	401,314	403,294
0.000% due 02/25/2058 ~	132,995	95,088
0.000% due 04/25/2058 ~	53,976	37,368
0.000% due 08/26/2058 (g)	819	817
0.000% due 01/28/2070 ~	7,409	4,685
0.125% due 12/26/2057 ~(a)	661,914	3,139
0.650% due 12/26/2057 ~(a)	385,252	9,741
1.895% due 01/28/2070 •(n)	638,970	640,600
3.122% due 12/25/2056 ~	1,120,830	1,066,007
3.332% due 06/25/2057	182,528	189,058
3.750% due 04/25/2058 ~	288,586	311,672
3.824% due 08/26/2058	1,245,753	1,267,718
3.900% due 12/26/2057 ~	274,076	265,940
4.000% due 02/25/2058 ~	590,236	630,788
4.000% due 04/25/2058 ~	106,604	106,354
4.084% due 01/25/2058 ~	272,517	277,892
4.250% due 02/25/2058 ~	132,996	150,321
4.500% due 02/25/2058 ~	132,996	141,518
9.611% due 01/28/2070 ~	367,499	357,645
Lehman XS Trust
0.298% due 04/25/2037 ^•	101	109
0.308% due 05/25/2036 •	24,309	25,088
0.318% due 02/25/2037 ^•	28,650	24,571
0.328% due 02/25/2037 •	18,548	17,342
0.378% due 02/25/2037 •	7,134	5,360
0.428% due 05/25/2036 •	8,151	8,974
6.140% due 04/25/2036 þ	19,515	18,506
Long Beach Mortgage Loan Trust
0.238% due 09/25/2036 •	12,056	5,086
0.248% due 12/25/2036 •	9,485	4,881
0.258% due 11/25/2036 •	6,888	3,323
0.293% due 07/25/2036 •	18,420	14,874
0.298% due 05/25/2036 •	57,510	40,061
0.298% due 06/25/2036 •	68,126	42,773
0.298% due 09/25/2036 •	52,888	39,015
0.303% due 10/25/2036 •	55,661	38,558
0.308% due 08/25/2036 •	31,346	16,753
0.308% due 10/25/2036 •	3,009	1,419
0.308% due 12/25/2036 •	3,736	2,939
0.308% due 05/25/2046 •	11,830	10,775
0.318% due 12/25/2036 •	42,574	22,311
0.348% due 01/25/2036 •	27,520	26,430
0.368% due 02/25/2036 •	24,406	23,793
0.388% due 08/25/2036 •	7,487	4,080
0.408% due 05/25/2036 •	3,538	1,688
0.448% due 01/25/2036 •	42,681	39,092
0.778% due 01/25/2046 •	50,453	47,947
0.793% due 11/25/2035 •	23,807	23,525
0.798% due 09/25/2034 •	636	612
0.908% due 08/25/2045 •	2,225	2,218

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.928% due 08/25/2035 •	$557	$530
0.943% due 06/25/2034 •	2,256	2,197
1.003% due 07/25/2034 •	2,031	1,950
1.273% due 05/25/2032 •	20	20
1.273% due 07/25/2033 •	3,201	3,189
1.348% due 11/25/2034 •	5,439	4,740
1.378% due 06/25/2033 •	5,250	5,242
LP Credit Card ABS Master Trust
1.740% due 08/20/2024 •	43,632	44,726
Madison Avenue Manufactured Housing Contract Trust
3.398% due 03/25/2032 •	4,052	4,063
Marlette Funding Trust
2.690% due 09/17/2029	10,454	10,554
3.710% due 12/15/2028	2,897	2,917
MASTR Asset-Backed Securities Trust
0.198% due 08/25/2036 •	5,854	2,699
0.198% due 10/25/2036 •	44,594	19,669
0.198% due 11/25/2036 •	7	4
0.198% due 01/25/2037 •	34,844	12,903
0.248% due 08/25/2036 •	11,550	4,902
0.248% due 10/25/2036 •	9,698	6,419
0.248% due 11/25/2036 •	17,574	13,072
0.248% due 01/25/2037 •	36,390	13,680
0.268% due 10/25/2036 •	36,771	16,574
0.278% due 10/25/2036 •	29,656	18,705
0.293% due 10/25/2036 •	64,817	32,508
0.298% due 04/25/2036 •	30,168	12,236
0.298% due 08/25/2036 •	21,807	10,820
0.308% due 10/25/2036 •	3,868	2,596
0.308% due 01/25/2037 •	40,183	15,376
0.348% due 04/25/2036 •	68,265	18,445
0.358% due 11/25/2036 •	4,061	2,011
0.358% due 05/25/2037 •	2,398	2,303
0.388% due 06/25/2036 •	5,045	2,968
0.388% due 08/25/2036 •	55,192	26,356
0.393% due 10/25/2036 •	7,202	3,709
0.438% due 01/25/2036 •	9,754	9,628
0.448% due 05/25/2037 •	9,175	8,422
0.648% due 10/25/2035 ^•	15,207	14,549
0.748% due 01/25/2036 •	380	381
1.093% due 05/25/2035 •	1,587	1,615
1.298% due 08/25/2037 •	26,953	25,142
4.798% due 05/25/2033 •	3,998	3,991
MASTR Specialized Loan Trust
0.408% due 02/25/2036 •	3,908	3,771
0.518% due 01/25/2037 •	12,340	6,984
Mercury CDO Ltd.
0.588% due 12/08/2040 •	5,320	5,293
1.098% due 12/08/2040 •	6,000	861
Merrill Lynch First Franklin Mortgage Loan Trust
0.318% due 04/25/2037 •	3,563	2,041
0.318% due 05/25/2037 •	33,925	25,515
0.388% due 05/25/2037 •	59,911	45,535
0.398% due 04/25/2037 •	28,602	16,688
0.468% due 05/25/2037 •	37,435	28,793
Merrill Lynch Mortgage Investors Trust
0.208% due 11/25/2037 •	4,543	2,276
0.298% due 08/25/2037 •	5,975	5,721
0.298% due 11/25/2037 •	27,715	14,322
0.308% due 03/25/2037 •	6,220	2,736
0.495% due 04/25/2037 •	13,476	9,121
0.548% due 12/25/2036 •	1,000	904
0.598% due 02/25/2047 •	31,913	23,286
0.608% due 08/25/2036 •	15,600	15,458
0.868% due 05/25/2036 •	619	608
0.898% due 06/25/2036 •	2,712	2,709
1.078% due 07/25/2035 •	11,580	11,415
MESA Trust
3.373% due 11/25/2031 ^•	944	768
Mid-State Capital Corp. Trust
3.500% due 12/15/2045	2,957	3,024
6.005% due 08/15/2037	1,505	1,615
Mid-State Trust
4.864% due 07/15/2038	675	726
MMcapS Funding Ltd.
0.696% due 12/01/2035 •	9,100	7,985
Monroe Capital BSL CLO Ltd.
1.376% due 05/22/2027 •	82,001	81,444
Morgan Stanley ABS Capital, Inc.
1.228% due 03/25/2033 •	43	43
Morgan Stanley ABS Capital, Inc. Trust
0.228% due 09/25/2036 •	275	158
0.248% due 10/25/2036 •	5,135	3,162
0.248% due 11/25/2036 •	2,033	1,456
0.258% due 03/25/2037 •	3,469	1,922
0.278% due 09/25/2036 •	53,486	30,727
0.278% due 10/25/2036 •	21,448	19,935
0.278% due 12/25/2036 •	55,515	41,377
0.278% due 01/25/2037 •	26,677	16,298

20	See Accompanying Notes

September 30, 2020

(Unaudited)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.288% due 08/25/2036 •	$35,157	$21,653
0.288% due 10/25/2036 •	43,480	26,947
0.288% due 11/25/2036 •	3,357	2,106
0.288% due 05/25/2037 •	320	278
0.298% due 09/25/2036 •	16,001	7,832
0.298% due 10/25/2036 •	18,777	12,385
0.298% due 12/25/2036 •	1,187	775
0.308% due 03/25/2036 •	20,391	20,191
0.308% due 09/25/2036 •	28,961	16,905
0.328% due 02/25/2037 •	28,313	12,375
0.328% due 03/25/2037 •	30,894	17,309
0.328% due 05/25/2037 •	17,241	15,026
0.348% due 02/25/2037 •	11,039	7,040
0.368% due 10/25/2036 •	1,584	994
0.368% due 11/25/2036 •	13,607	8,633
0.378% due 09/25/2036 •	4,404	2,614
0.378% due 10/25/2036 •	10,725	7,157
0.378% due 02/25/2037 •	34,398	15,212
0.398% due 04/25/2036 •	18,364	16,695
0.398% due 08/25/2036 •	14,129	8,945
0.398% due 03/25/2037 •	51,376	29,100
0.398% due 05/25/2037 •	14,935	13,081
0.408% due 05/25/2037 •	10,700	9,091
0.418% due 03/25/2036 •	9,032	8,851
0.458% due 12/25/2035 •	18,011	17,743
0.478% due 02/25/2037 •	9,173	5,955
0.548% due 12/25/2035 •	12,427	11,319
0.763% due 11/25/2035 •	10,742	10,728
0.888% due 01/25/2034 •	5,443	5,354
0.958% due 04/25/2034 •	1,861	1,826
1.048% due 05/25/2034 •	4,835	4,767
1.078% due 07/25/2035 •	7,500	7,376
1.138% due 06/25/2035 •	16,056	16,116
1.168% due 10/25/2033 •	1,069	1,066
1.208% due 09/25/2034 •	323	299
1.398% due 07/25/2037 •	14,010	12,872
2.048% due 02/25/2047 •	44,250	40,500
Morgan Stanley Capital, Inc. Trust
0.418% due 03/25/2036 •	109,081	96,322
0.438% due 01/25/2036 •	18,846	18,437
0.438% due 02/25/2036 •	12,217	12,024
Morgan Stanley Dean Witter Capital, Inc. Trust
1.498% due 02/25/2033 •	611	610
1.723% due 11/25/2032 •	1,042	1,042
Morgan Stanley Home Equity Loan Trust
0.248% due 12/25/2036 •	4,194	2,510
0.248% due 04/25/2037 •	6,832	4,576
0.288% due 12/25/2036 •	49,108	29,563
0.308% due 04/25/2036 •	10,169	8,145
0.318% due 04/25/2037 •	11,581	7,826
0.408% due 04/25/2036 •	15,504	12,642
0.498% due 04/25/2037 •	24,383	16,852
1.138% due 05/25/2035 •	11,698	11,520
Morgan Stanley IXIS Real Estate Capital Trust
0.218% due 11/25/2036 •	9,402	4,516
0.258% due 11/25/2036 •	21,710	10,514
0.298% due 07/25/2036 •	7,969	4,528
0.298% due 11/25/2036 •	1,786	872
0.368% due 11/25/2036 •	23,850	11,807
0.378% due 07/25/2036 •	31,015	18,018
Morgan Stanley Mortgage Loan Trust
0.378% due 02/25/2037 •	3,727	1,552
0.488% due 10/25/2036 •	2,719	1,175
0.508% due 04/25/2037 •	9,630	4,655
5.622% due 01/25/2047 þ	295	284
5.750% due 04/25/2037 ^~	404	257
5.754% due 01/25/2047 þ	8,123	5,160
5.965% due 09/25/2046 ^þ	4,472	2,288
6.000% due 02/25/2037 ^~	334	316
Morgan Stanley Structured Trust
0.378% due 06/25/2037 •	7,405	7,307
National Collegiate Commutation Trust
0.000% due 03/25/2038 •	61,425	17,634
Nationstar Home Equity Loan Trust
0.378% due 03/25/2037 •	349	345
0.398% due 06/25/2037 •	340	325
Navient Private Education Refi Loan Trust
3.238% due 11/15/2045 ~	300,014	332,333
New Century Home Equity Loan Trust
0.328% due 05/25/2036 •	1,406	1,308
0.778% due 09/25/2035 •	1,650	1,581
0.888% due 08/25/2034 •	142	136
0.913% due 07/25/2035 •	325	325
Newcastle Investment Trust
0.000% due 05/01/2033 ~	73,889	77,034
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
0.298% due 07/25/2036 •	40,806	38,458
0.358% due 11/25/2035 •	6,898	6,832

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
0.438% due 03/25/2036 •	$400	$390
0.468% due 03/25/2036 •	4,024	3,727
0.478% due 11/25/2035 •	9,479	8,749
NovaStar Mortgage Funding Trust
0.278% due 03/25/2037 •	127,068	94,604
0.328% due 09/25/2037 •	26,455	23,197
0.448% due 06/25/2036 •	1,755	1,484
1.318% due 06/25/2035 •	5,000	4,786
Oakwood Mortgage Investors, Inc.
5.190% due 06/15/2032 ~	1,692	1,734
5.410% due 11/15/2032	1,901	1,951
7.945% due 03/15/2022 ~	3,025	1,467
Ocean Trails CLO
1.154% due 08/13/2025 •	50	50
Option One Mortgage Loan Trust
0.288% due 01/25/2037 •	34,832	25,708
0.288% due 02/25/2037 •	7,744	5,003
0.288% due 03/25/2037 •	79,183	58,729
0.328% due 04/25/2037 •	25,022	17,459
0.328% due 07/25/2037 •	6,270	5,007
0.368% due 04/25/2037 •	149,160	118,382
0.368% due 05/25/2037 •	136,928	101,607
0.448% due 01/25/2036 •	14,515	14,330
0.448% due 05/25/2037 •	4,601	3,263
1.048% due 01/25/2034 •	2,102	2,062
Option One Mortgage Loan Trust Asset-Backed Certificates
0.838% due 11/25/2035 •	18,440	17,869
1.003% due 10/25/2032 •	2,738	2,724
Origen Manufactured Housing Contract Trust
8.150% due 03/15/2032 þ	1,070	1,096
Ownit Mortgage Loan Trust
0.748% due 10/25/2036 ^•	4,350	4,284
3.081% due 10/25/2035 þ	8,205	5,713
Palmer Square Loan Funding Ltd.
1.242% due 04/20/2027 •	14,706	14,681
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
0.618% due 09/25/2035 •	5,698	5,711
0.868% due 05/25/2035 •	11,774	11,574
1.228% due 03/25/2035 •	2,141	2,148
People’s Choice Home Loan Securities Trust
0.868% due 05/25/2035 ^•	1,773	1,771
People’s Financial Realty Mortgage Securities Trust
0.288% due 09/25/2036 •	28,708	11,060
Popular ABS Mortgage Pass-Through Trust
0.398% due 06/25/2047 ^•	5,032	4,981
0.508% due 05/25/2036 ^•	5,989	5,595
0.808% due 08/25/2035 •	88	88
5.417% due 04/25/2035 þ	124	125
RAAC Trust
0.438% due 05/25/2046 •	3,767	3,749
0.498% due 11/25/2046 •	630	597
0.528% due 10/25/2046 •	9,645	9,500
0.548% due 09/25/2045 •	6,793	6,691
0.648% due 02/25/2037 •	4,260	4,036
0.848% due 02/25/2046 •	2,138	2,101
1.123% due 02/25/2046 •	19,679	15,540
1.348% due 09/25/2047 •	840	845
1.648% due 09/25/2047 •	9,087	9,434
1.798% due 05/25/2039 •	3,412	3,409
Renaissance Home Equity Loan Trust
1.028% due 08/25/2033 •	794	758
5.512% due 04/25/2037 þ	6,555	2,754
5.580% due 11/25/2036 þ	12,725	7,171
5.744% due 06/25/2037 ^þ	89,647	34,171
5.906% due 06/25/2037 þ	23,928	9,387
6.115% due 08/25/2036 þ	13,375	8,284
6.203% due 06/25/2037 þ	23,512	9,767
7.750% due 09/25/2037 ^þ	33,868	19,856
Residential Asset Mortgage Products Trust
0.378% due 12/25/2036 •	15,000	13,403
0.418% due 10/25/2036 •	7,875	7,804
0.548% due 02/25/2036 •	10,980	10,800
0.588% due 12/25/2035 •	27,226	24,802
0.688% due 07/25/2035 •	6,500	6,247
0.738% due 08/25/2035 •	950	951
0.778% due 09/25/2035 •	10,000	9,566
0.793% due 11/25/2035 •	5,375	5,366
0.848% due 12/25/2035 •	39,536	34,387
0.898% due 04/25/2034 •	7,624	7,513
0.943% due 06/25/2035 •	615	616
1.018% due 02/25/2034 •	1,832	1,808
1.018% due 04/25/2034 •	4,838	4,813
1.018% due 10/25/2035 •	11,246	10,607
1.033% due 11/25/2035 •	7,000	6,381
1.138% due 10/25/2033 •	2,589	2,554
1.168% due 03/25/2035 •	7,451	7,331

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
1.213% due 07/25/2035 •		$10,889	$10,651
1.348% due 01/25/2035 ^•		2,615	2,380
1.723% due 04/25/2034 ^•		1,887	1,709
2.128% due 04/25/2034 ^•		2,821	2,378
Residential Asset Securities Corp. Trust
0.298% due 08/25/2036 •		4,203	4,125
0.308% due 07/25/2036 •		3,082	3,069
0.308% due 11/25/2036 ^•		2,631	2,664
0.318% due 11/25/2036 •		15,209	14,333
0.358% due 04/25/2037 •		21,302	20,616
0.368% due 02/25/2037 •		5,000	4,666
0.388% due 10/25/2036 •		41,184	40,027
0.398% due 11/25/2036 ^•		85,144	77,980
0.408% due 07/25/2036 ^•		14,038	12,225
0.408% due 07/25/2036 •		1,326	1,314
0.418% due 04/25/2036 •		819	820
0.418% due 07/25/2036 •		11,095	9,542
0.428% due 04/25/2036 •		18,256	17,942
0.428% due 07/25/2036 •		16,300	14,925
0.488% due 04/25/2037 •		50,445	47,534
0.518% due 03/25/2036 •		3,021	3,023
0.528% due 02/25/2036 •		917	918
0.548% due 02/25/2036 •		10,215	10,103
0.558% due 11/25/2035 •		17,900	16,935
0.568% due 12/25/2035 •		721	709
0.588% due 10/25/2035 •		11,326	10,762
0.588% due 11/25/2035 •		4,488	4,462
0.608% due 01/25/2036 •		9,958	9,917
0.738% due 08/25/2035 •		7,500	7,488
0.738% due 09/25/2035 •		4,076	4,072
0.798% due 06/25/2035 •		1,601	1,608
0.898% due 04/25/2034 •		1,756	1,735
0.943% due 01/25/2035 •		1,756	1,753
0.988% due 12/25/2034 •		3,665	3,646
1.048% due 04/25/2035 •		1,221	1,223
1.198% due 07/25/2035 •		6,797	6,800
Residential Funding Home Loan Trust
0.278% due 05/25/2036 •		407	400
Salomon Mortgage Loan Trust
1.048% due 11/25/2033 •		404	401
Saxon Asset Securities Trust
0.328% due 05/25/2037 •		33,317	28,338
0.458% due 09/25/2037 •		21,052	20,407
0.648% due 03/25/2032 •		214	212
1.123% due 12/25/2033 •		3,081	3,024
1.123% due 11/25/2035 •		6,000	4,102
Securitized Asset-Backed Receivables LLC Trust
0.208% due 12/25/2036 ^•		511	168
0.228% due 11/25/2036 ^•		160	65
0.248% due 07/25/2036 •		24,930	14,405
0.288% due 07/25/2036 •		16,376	14,808
0.288% due 08/25/2036 •		28,266	15,743
0.298% due 07/25/2036 •		24,869	14,577
0.298% due 09/25/2036 •		4,796	2,400
0.308% due 07/25/2036 •		6,265	3,155
0.308% due 11/25/2036 •		8,355	3,472
0.318% due 08/25/2036 ^•		9,965	4,510
0.388% due 07/25/2036 •		4,551	2,736
0.398% due 05/25/2036 •		8,771	6,171
0.398% due 06/25/2036 •		23,811	18,745
0.438% due 12/25/2035 •		5,059	4,954
0.548% due 12/25/2035 •		13,301	7,081
0.687% due 12/25/2036		80,615	40,623
0.728% due 11/25/2035 •		2,506	2,499
0.748% due 11/25/2035 •		32,256	27,942
0.823% due 01/25/2035 •		1,186	1,130
1.108% due 01/25/2036 ^•		1,192	1,037
SG Mortgage Securities Trust
0.288% due 10/25/2036 •		23,881	22,010
Sierra Madre Funding Ltd.
0.554% due 09/07/2039 •		40,215	36,777
SLM Private Credit Student Loan Trust
0.553% due 12/16/2041 •		2,871	2,763
SLM Student Loan Trust
0.000% due 10/25/2039 •	EUR	7,959	8,864
1.745% due 04/25/2023 •		$12,711	12,624
SMB Private Education Loan Trust
3.050% due 05/15/2026		37	37
SoFi Alternative Trust
0.000% due 02/15/2046 «(g)		950	72,407
0.984% due 05/16/2050 ~		257,209	276,810
1.170% due 02/15/2046		847,020	847,328
2.550% due 02/15/2046		51,395	51,448
4.586% due 06/15/2050 ~		443,034	478,523
SoFi Professional Loan Program LLC
1.098% due 01/25/2039 •		963	965
3.020% due 02/25/2040		8,579	8,865

See Accompanying Notes	21

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

	PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Soundview Home Loan Trust
0.258% due 01/25/2037 •	$249	$216
0.258% due 02/25/2037 •	213	80
0.298% due 07/25/2036 •	36,145	35,701
0.298% due 03/25/2037 •	19,399	18,625
0.308% due 10/25/2036 •	5,068	5,038
0.308% due 01/25/2037 •	45,552	39,694
0.318% due 06/25/2036 •	8,711	8,629
0.318% due 11/25/2036 •	71,612	31,149
0.348% due 06/25/2037 •	172,547	143,714
0.358% due 06/25/2037 •	8,822	7,294
0.378% due 06/25/2036 •	10,000	9,665
0.388% due 07/25/2036 •	9,800	8,686
0.388% due 01/25/2037 •	19,825	17,420
0.398% due 10/25/2036 •	32,578	30,950
0.398% due 11/25/2036 •	335	311
0.418% due 12/25/2036 •	11,000	10,401
0.458% due 02/25/2036 •	14,610	13,508
0.498% due 12/25/2035 •	13,425	13,265
0.518% due 03/25/2036 •	14,893	13,204
0.518% due 02/25/2037 •	22,705	9,335
0.898% due 06/25/2035 •	17,750	16,510
0.913% due 08/25/2035 •	10,725	10,686
0.973% due 06/25/2035 •	1,099	1,118
1.448% due 11/25/2033 •	301	301
Specialty Underwriting & Residential Finance Trust
0.398% due 06/25/2037 •	5,059	3,585
0.415% due 09/25/2037 •	18,989	10,496
0.418% due 04/25/2037 •	3,365	2,659
1.318% due 12/25/2035 •	2,000	1,927
Sprite Ltd.
4.250% due 12/15/2037	42,329	38,635
Starwood Commercial Mortgage Trust
1.232% due 07/15/2038 •	47,190	46,631
1.552% due 07/15/2038 •	25,170	24,855
1.752% due 07/15/2038 •	10,070	9,932
2.102% due 07/15/2038 •	13,000	12,740
2.502% due 07/15/2038 •	12,125	11,640
2.852% due 07/15/2038 •	2,500	2,388
Streeterville ABS CDO Ltd.
0.601% due 11/03/2040 •	51,743	37,977
Structured Asset Investment Loan Trust
0.278% due 07/25/2036 •	41,597	33,919
0.288% due 06/25/2036 •	23,486	22,372
0.298% due 07/25/2036 •	5,305	5,145
0.321% due 07/25/2036 •	46,276	33,640
0.458% due 01/25/2036 •	46,705	42,605
0.848% due 04/25/2033 •	279	275
0.868% due 10/25/2035 •	53,868	53,067
0.883% due 03/25/2035 •	4,103	4,097
0.883% due 08/25/2035 •	75	75
0.913% due 08/25/2035 •	32,258	31,790
0.928% due 07/25/2035 •	6,463	6,451
1.048% due 04/25/2035 •	12,640	11,472
1.123% due 09/25/2034 •	97	96
Structured Asset Securities Corp.
0.898% due 02/25/2035 •	9,991	9,613
Structured Asset Securities Corp. Mortgage Loan Trust
0.278% due 05/25/2036 •	20,352	18,824
0.283% due 07/25/2036 •	26,302	25,656
0.288% due 08/25/2046 •	33,181	31,643
0.298% due 09/25/2036 •	6,293	6,110
0.308% due 03/25/2036 •	18,950	18,043
0.308% due 04/25/2036 •	21,112	20,650
0.318% due 06/25/2037 •	2,958	2,945
0.328% due 03/25/2037 •	5,144	3,449
0.348% due 02/25/2037 •	7,575	7,503
0.368% due 10/25/2037 •	45,780	32,510
0.378% due 01/25/2037 •	47,776	32,875
0.378% due 05/25/2047 •	4,112	4,004
0.398% due 09/25/2036 •	21,734	21,502
0.398% due 03/25/2037 •	22,362	15,224
0.418% due 04/25/2036 •	11,026	10,653
0.438% due 07/25/2036 •	32,865	28,113
0.438% due 07/25/2036 ^•	8,145	7,805
0.438% due 09/25/2036 •	62,675	56,596
0.448% due 04/25/2031 •	3,803	3,784
0.448% due 01/25/2037 •	13,630	9,895
0.448% due 03/25/2037 •	7,700	5,299
0.458% due 05/25/2036 •	34,000	31,305
0.458% due 12/25/2036 •	35,465	19,550
0.468% due 05/25/2037 •	115	115
0.618% due 02/25/2036 •	12,034	11,555
0.648% due 11/25/2037 •	5,100	4,359
0.748% due 12/25/2035 •	19,219	15,042
1.148% due 08/25/2037 •	8,486	8,518
1.153% due 11/25/2035 •	1,457	1,415
1.198% due 08/25/2037 •	7,000	6,840
1.248% due 10/25/2037 •	64,226	35,402
2.248% due 11/25/2035 •	3,000	3,026

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.450% due 02/25/2032		$171	$167
Structured Asset Securities Corp. Trust
0.608% due 09/25/2035 •		16,832	16,460
6.939% due 05/25/2031 ~		2,613	2,527
Sudbury Mill CLO Ltd.
1.423% due 01/17/2026 •		8,781	8,763
1.443% due 01/17/2026 •		6,817	6,798
Taberna Preferred Funding Ltd.
0.941% due 02/05/2036 •		75,379	64,826
2.370% due 07/05/2035 •		15,679	13,484
2.807% (US0003M + 0.470%) due 07/05/2035 ~		237	204
Terwin Mortgage Trust
0.318% due 07/25/2037 •		3,055	2,920
0.458% due 04/25/2037 •		15,805	14,941
0.548% due 09/25/2036 •		12,361	6,538
2.398% due 10/25/2038 •		2,162	2,168
Trapeza CDO Ltd.
0.523% due 11/09/2042 •		16,961	15,434
0.573% due 11/09/2042 •		14,000	10,605
0.575% due 01/27/2040 •		37,501	34,501
0.594% due 04/06/2042 •		19,856	17,871
0.654% due 04/06/2042 •		8,300	6,121
0.655% due 01/25/2035 •		5,788	5,441
Triaxx Prime CDO Ltd.
0.417% due 10/02/2039 •		9,703	3,736
2.434% due 10/02/2039 •		75,580	74,053
Tropic CDO Ltd.
0.565% due 07/15/2036 •		24,653	22,681
0.595% due 07/15/2036 •		31,168	28,051
Truman Capital Mortgage Loan Trust
0.408% due 03/25/2036 •		84	83
TruPS Financials Note Securitization Ltd.
1.390% due 03/30/2039 •		198,769	182,868
U.S. Capital Funding Ltd.
0.553% due 10/10/2040 •		44,875	39,041
Upstart Securitization Trust
2.322% due 04/22/2030		11,472	11,559
2.897% due 09/20/2029		7,580	7,644
Utah State Board of Regents
0.898% due 09/25/2056 •		24,384	24,275
WaMu Asset-Backed Certificates WaMu Trust
0.258% due 04/25/2037 •		51	26
0.298% due 01/25/2037 •		49,734	44,871
0.318% due 07/25/2047 •		16,518	12,128
0.373% due 05/25/2037 •		48,441	45,518
0.388% due 05/25/2037 •		26,455	22,954
0.398% due 05/25/2037 •		18,067	15,690
Washington Mutual Asset-Backed Certificates Trust
0.208% due 10/25/2036 •		147	78
0.298% due 05/25/2036 •		14,450	12,635
0.328% due 10/25/2036 •		14,833	8,119
0.388% due 08/25/2036 •		10,034	8,182
Wells Fargo Home Equity Asset-Backed Securities Trust
0.358% due 03/25/2037 •		1,807	1,684
0.378% due 04/25/2037 •		19,262	18,704
0.438% due 07/25/2036 •		6,700	6,408
1.093% due 11/25/2035 •		2,050	2,052
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates
0.778% due 04/25/2034 •		82	81

Total Asset-Backed Securities (Cost $21,794,831)			22,448,547

SOVEREIGN ISSUES 8.3%
Argentina Government International Bond
1.000% due 08/05/2021 (i)	ARS	1,431,719	9,703
1.200% due 03/18/2022 (i)		228,254	1,519
15.500% due 10/17/2026		2,647,058	7,683
16.000% due 10/17/2023		123,865	478
29.406% (BADLARPP + 0.000%) due 10/04/2022 ~		335,699	2,722
31.641% (BADLARPP + 2.000%) due 04/03/2022 ~		12,058,715	80,914
Argentine Republic Government International Bond
0.125% due 07/09/2030 þ(n)		$385,609	160,992
0.125% due 07/09/2035 þ(n)		280,518	105,475
0.125% due 01/09/2038 þ		110,308	47,295
0.125% due 07/09/2041 þ		237,242	94,600
0.125% due 07/09/2046 þ		15,524	5,981
1.000% due 07/09/2029 (n)		36,227	16,520
Autonomous City of Buenos Aires Argentina
32.858% (BADLARPP + 3.250%) due 03/29/2024 ~	ARS	1,181,286	7,312

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
34.633% (BADLARPP + 5.000%) due 01/23/2022 ~	ARS	2,528,330	$17,099
Autonomous Community of Catalonia
4.900% due 09/15/2021	EUR	39,100	47,883
6.350% due 11/30/2041		5,500	10,934
China Development Bank
2.890% due 06/22/2025	CNY	2,275,500	325,460
3.300% due 02/01/2024		344,300	50,405
3.430% due 01/14/2027		322,000	46,846
3.680% due 02/26/2026		1,655,400	244,306
3.740% due 09/10/2025		1,960,200	290,478
4.150% due 10/26/2025		2,339,400	353,224
Emirate of Abu Dhabi Government International Bond
1.700% due 03/02/2031		$46,593	46,200
2.700% due 09/02/2070		64,712	62,762
3.125% due 10/11/2027		61,800	68,791
3.875% due 04/16/2050		142,800	174,930
Guatemala Government International Bond
5.375% due 04/24/2032		12,000	13,824
6.125% due 06/01/2050		21,200	25,440
Indonesia Government International Bond
4.200% due 10/15/2050		66,700	77,360
Israel Government International Bond
3.375% due 01/15/2050		4,100	4,558
3.800% due 05/13/2060		54,250	64,829
4.500% due 04/03/2120		41,200	56,650
Kuwait International Government Bond
3.500% due 03/20/2027		152,600	172,056
Mexico Government International Bond
3.900% due 04/27/2025		18,200	19,938
4.750% due 04/27/2032		49,000	55,492
5.000% due 04/27/2051		48,400	54,184
6.500% due 06/10/2021	MXN	3,000,000	137,645
6.500% due 06/09/2022		3,545,000	165,749
6.750% due 03/09/2023		4,953,568	235,491
7.250% due 12/09/2021		11,360,000	530,922
8.000% due 12/07/2023		680,000	33,729
8.000% due 09/05/2024		2,300,000	115,528
10.000% due 12/05/2024		500,000	26,883
Paraguay Government International Bond
4.950% due 04/28/2031		$23,200	26,831
Peru Government International Bond
2.392% due 01/23/2026		19,565	20,533
2.783% due 01/23/2031		38,414	41,670
5.350% due 08/12/2040	PEN	149,502	41,196
5.400% due 08/12/2034		147,740	42,953
5.940% due 02/12/2029		831,205	271,152
6.150% due 08/12/2032		473,995	150,957
6.350% due 08/12/2028		841,852	281,855
6.900% due 08/12/2037		9,791	3,239
6.950% due 08/12/2031		521,831	177,281
8.200% due 08/12/2026		609,047	224,493
Perusahaan Penerbit SBSN Indonesia
2.300% due 06/23/2025		$18,100	18,829
2.800% due 06/23/2030		20,700	21,343
3.800% due 06/23/2050		13,400	14,380
Provincia de Buenos Aires
33.378% due 04/12/2025	ARS	941,356	5,554
33.497% due 05/31/2022		485,780	2,891
Qatar Government International Bond
3.875% due 04/23/2023		$17,700	19,035
4.400% due 04/16/2050		94,440	121,829
5.103% due 04/23/2048		21,700	30,222
Republic of Greece Government International Bond
3.650% due 02/24/2023 þ	EUR	5,465	6,974
3.650% due 02/24/2024 þ		10,304	13,547
3.650% due 02/24/2025 þ		5,465	7,348
3.650% due 02/24/2026 þ		11,175	15,370
3.650% due 02/24/2027 þ		14,875	20,835
3.650% due 02/24/2028 þ		10,716	15,315
3.650% due 02/24/2029 þ		7,466	10,735
3.650% due 02/24/2030 þ		16,266	23,873
3.650% due 02/24/2031 þ		7,266	10,812
3.650% due 02/24/2032 þ		6,166	9,294
3.650% due 02/24/2033 þ		5,866	8,991
3.650% due 02/24/2034 þ		46,343	71,842
3.650% due 02/24/2035 þ		9,906	15,512
3.650% due 02/24/2036 þ		19,180	30,457
3.650% due 02/24/2037 þ		6,366	10,096
3.650% due 02/24/2038 þ		6,366	10,312
3.650% due 02/24/2039 þ		8,600	13,861
3.650% due 02/24/2040 þ		6,366	10,436
3.650% due 02/24/2041 þ		7,066	11,575
3.650% due 02/24/2042 þ		6,666	11,152

22	See Accompanying Notes

September 30, 2020

(Unaudited)

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
Russia Government International Bond
0.000% (RUONIA + 0.000%) due 04/24/2024 ~	RUB	30,965,796	$393,802
7.150% due 11/12/2025		34,121,815	473,204
7.400% due 12/07/2022		2,570,000	34,960
7.600% due 07/20/2022		4,000,000	54,153
7.950% due 10/07/2026		13,227,572	190,476
Saudi Government International Bond
3.250% due 10/26/2026		$188,500	205,450
3.625% due 03/04/2028		21,600	23,979
4.000% due 04/17/2025		556,020	618,850
4.375% due 04/16/2029		25,100	29,435
4.500% due 10/26/2046		43,900	52,823
4.625% due 10/04/2047		35,500	43,493
5.000% due 04/17/2049		62,942	81,616
Serbia Government International Bond
3.125% due 05/15/2027	EUR	51,066	64,092
South Africa Government International Bond
4.850% due 09/30/2029		$60,100	57,493
5.750% due 09/30/2049		34,800	29,625
7.750% due 02/28/2023	ZAR	720,000	46,118
10.500% due 12/21/2026		5,375,000	373,100
Turkey Government International Bond
4.250% due 03/13/2025		$307,100	283,411
4.625% due 03/31/2025	EUR	130,000	149,090
5.250% due 03/13/2030		$258,500	230,836
5.600% due 11/14/2024		187,000	181,762
5.625% due 03/30/2021		45,800	46,118
5.750% due 03/22/2024		45,400	44,720
6.350% due 08/10/2024		139,000	139,005
7.250% due 12/23/2023		177,900	183,862
7.625% due 04/26/2029		323,500	333,817
Turkiye Ihracat Kredi Bankasi A/S
8.250% due 01/24/2024		25,400	25,922
Venezuela Government International Bond
6.000% due 12/09/2020 ^(d)		67,641	5,411
7.000% due 03/31/2038 ^(d)		8,428	674
7.650% due 04/21/2025 ^(d)		40,703	3,256
8.250% due 10/13/2024 ^(d)		53,077	4,246
9.000% due 05/07/2023 ^(d)		23,441	1,875
9.250% due 09/15/2027 ^(d)		60,703	4,856
9.250% due 05/07/2028 ^(d)		75,546	6,044
11.750% due 10/21/2026 ^(d)		6,260	501
11.950% due 08/05/2031 ^(d)		64,700	5,176

Total Sovereign Issues (Cost $10,915,922)			10,338,621

		SHARES
COMMON STOCKS 0.0%

COMMUNICATION SERVICES 0.0%
iHeartMedia, Inc. «(e)		37,633	275

			275

ENERGY 0.0%
Dommo Energia S.A. (e)(l)		690,166	140
Dommo Energia S.A. «(e)(l)		8,709,972	1,436
Dommo Energia S.A. SP - ADR (e)		27,883	56

			1,632

HEALTH CARE 0.0%
NVHL S.A. ‘A’ «(e)(l)		8,220	0
NVHL S.A. ‘B’ «(e)(l)		8,220	0
NVHL S.A. ‘C’ «(e)(l)		8,220	0
NVHL S.A. ‘D’ «(e)(l)		8,220	0
NVHL S.A. ‘E’ «(e)(l)		8,220	0
NVHL S.A. ‘F’ «(e)(l)		8,220	0
NVHL S.A. ‘G’ «(e)(l)		8,220	0
NVHL S.A. ‘H’ «(e)(l)		8,220	0
NVHL S.A. ‘I’ «(e)(l)		8,220	0
NVHL S.A. ‘J’ «(e)(l)		8,220	0

			0

	SHARES	MARKET VALUE (000s)
INDUSTRIALS 0.0%
McDermott International Ltd. (e)	2,323,989	$5,578
Westmoreland Mining Holdings LLC «(e)(l)	144,947	1,087

		6,665

UTILITIES 0.0%
Eneva S.A. (e)(l)	357,076	3,058

Total Common Stocks (Cost $30,072)		11,630

WARRANTS 0.2%
COMMUNICATION SERVICES 0.1%
iHeartMedia, Inc. - Exp. 05/01/2039 «	18,345,176	130,433

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024 «	684,000	0

INFORMATION TECHNOLOGY 0.1%
Windstream Services LLC - Exp. 03/24/2021 «	5,118,720	69,819

MATERIALS 0.0%
Novasep Holding SAS - Exp. 05/31/2022 «	116,700	0

Total Warrants (Cost $398,457)		200,252

PREFERRED SECURITIES 1.5%

BANKING & FINANCE 0.5%
AGFC Capital Trust
2.025% (US0003M + 1.750%) due 01/15/2067 ~	70,600,000	24,829
Banco Bilbao Vizcaya Argentaria S.A.
8.875% due 04/14/2021 •(j)(k)	14,400,000	17,473
Banco Santander S.A.
4.375% due 01/14/2026 •(j)(k)	25,000,000	26,580
6.250% due 09/11/2021 •(j)(k)	35,300,000	41,420
Bank of New York Mellon Corp.
4.700% due 09/20/2025 •(j)	11,215,000	11,927
Brighthouse Holdings LLC
6.500% due 07/27/2037 þ(j)	5,245,000	5,382
Charles Schwab Corp.
5.000% due 12/01/2027 •(j)	9,000,000	9,237
5.375% due 06/01/2025 •(j)	36,213,000	39,329
Encina Private Credit LLC «	24,670	0
Farm Credit Bank of Texas
6.750% (US0003M + 4.010%) due 09/15/2023 ~(j)	87,500	9,275
Nationwide Building Society
10.250% ~	1,232,857	260,098
Stichting AK Rabobank Certificaten
0.000% due 12/29/2049 (h)(j)	135,805,000	190,136
VEREIT, Inc.
6.700% due 10/30/2020 (j)	114,448	2,899

		638,585

INDUSTRIALS 0.1%
General Electric Co.
5.000% due 01/21/2021 •(j)	199,404,000	159,200
Sequa Corp. (12.000% PIK)
12.000% «(c)	17,397	14,380

		173,580

UTILITIES 0.9%
AT&T Mobility LLC
7.000% due 10/20/2022 «(j)(l)	41,201,923	1,114,584

Total Preferred Securities (Cost $1,914,474)		1,926,749

REAL ESTATE INVESTMENT TRUSTS 0.2%

REAL ESTATE 0.2%
Uniti Group, Inc.	1,524,129	16,057
VICI Properties, Inc.	11,483,010	268,358

Total Real Estate Investment Trusts (Cost $165,441)		284,415

SHORT-TERM INSTRUMENTS 1.2%
REPURCHASE AGREEMENTS (m) 0.4%		487,448

		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
SHORT-TERM NOTES 0.0%
Argentina Treasury Bond BONCER
1.100% due 04/17/2021 (i)	ARS	733,817	$4,996

ARGENTINA TREASURY BILLS 0.2%
12.199% due 10/13/2020 - 01/29/2021 (f)(g)		42,114,593	297,104

MEXICO TREASURY BILLS 0.2%
4.590% due 01/28/2021 - 05/20/2021 (f)(g)	MXN	5,700,000	252,716

SOUTH AFRICA TREASURY BILLS 0.4%
7.044% due 10/28/2020 - 02/17/2021 (f)(g)	ZAR	7,393,600	437,518

U.S. TREASURY BILLS 0.0%
0.130% due 10/08/2020 - 10/22/2020 (f)(g)(p)(r)		$19,342	19,342

Total Short-Term Instruments (Cost $1,599,997)			1,499,124

Total Investments in Securities (Cost $180,326,188)			185,005,485

		SHARES
INVESTMENTS IN AFFILIATES 3.3%
COMMON STOCKS 0.1%
INDUSTRIALS 0.1%
Clear Channel Outdoor Holdings, Inc. (e)		50,679,773	50,680
iHeartMedia, Inc. ‘A’ (e)		2,815,519	22,862
Neiman Marcus Group Ltd. LLC «(e)(l)		919,864	57,078
Sierra Hamilton Holder LLC «(e)(l)		15,369,768	1

Total Common Stocks (Cost $348,220)			130,621

SHORT-TERM INSTRUMENTS 3.2%
CENTRAL FUNDS USED FOR CASH MANAGEMENT PURPOSES 3.2%
PIMCO Short-Term Floating NAV Portfolio III		410,609,762	4,049,023

Total Short-Term Instruments (Cost $4,040,983)			4,049,023

Total Investments in Affiliates (Cost $4,389,203)			4,179,644

Total Investments 150.9% (Cost $184,715,391)			$189,185,129
Financial Derivative Instruments (o)(q) 0.7% (Cost or Premiums, net $9,252)			871,823
Other Assets and Liabilities, net (51.6)%			(64,710,009)

Net Assets 100.0%			$125,346,943

See Accompanying Notes	23

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

Notes to Consolidated Schedule of Investments:

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ

All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding. See Note 4, Securities and Other Investments, in the Notes to Financial Statements for more information regarding unfunded loan commitments.

~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only (“IO”) or IO Strip.
(b)	Principal only security.
(c)	Payment in-kind bond security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security becomes interest bearing at a future date.
(i)	Principal amount of security is adjusted for inflation.
(j)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(k)	Contingent convertible security.
(l)	RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
AT&T Mobility LLC 7.000% due 10/20/2022	09/24/2020	$1,114,426	$1,114,584	0.89%
AWAS Aviation Capital Ltd. 4.870% due 10/03/2021	10/02/2014	22,958	23,035	0.02
Britannia Property Owner LLC TBD% due 10/09/2021	11/15/2018	47,783	47,588	0.04
Cheltenham LLC TBD% due 11/09/2021	11/15/2018	62,069	53,128	0.04
Churchill Capital Corp. 6.000% due 09/30/2027	07/10/2020	55,088	53,856	0.04
Dommo Energia S.A.	12/21/2017 - 12/03/2019	1,960	1,576	0.00
Eneva S.A.	12/21/2017	1,651	3,058	0.00
Fidere Gestion De Vivienda 2.500% due 08/15/2023	10/31/2018	95,813	95,878	0.08
GHH Holdings Ltd. 1.965% due 12/04/2024	10/10/2018	98,573	92,170	0.07
General Motors Co. 6.800% due 10/01/2027	05/07/2020	13,255	16,175	0.01
Grey Barn LLC TBD% due 09/09/2021	11/15/2018	95,121	94,795	0.08
Hotel (PL Property) Ltd. 1.982% due 02/07/2023	07/09/2018	71,550	68,801	0.05
Isla Vista Owner LLC TBD% due 05/09/2021	11/15/2018	53,579	53,529	0.04
Kiinteisto oy Paulon Talo 2.300% due 02/15/2021	04/18/2018	48,909	46,076	0.04
Kiinteisto oy Paulon Talo 2.350% due 02/15/2021	04/18/2018	33,681	31,730	0.03
NVHL S.A. ‘A’	03/09/2012	26	0	0.00
NVHL S.A. ‘B’	03/09/2012	26	0	0.00
NVHL S.A. ‘C’	03/09/2012	26	0	0.00
NVHL S.A. ‘D’	03/09/2012	27	0	0.00
NVHL S.A. ‘E’	03/09/2012	27	0	0.00
NVHL S.A. ‘F’	03/09/2012	27	0	0.00
NVHL S.A. ‘G’	03/09/2012	27	0	0.00
NVHL S.A. ‘H’	03/09/2012	27	0	0.00
NVHL S.A. ‘I’	03/09/2012	27	0	0.00
NVHL S.A. ‘J’	03/09/2012	27	0	0.00
Neiman Marcus Group Ltd. LLC	09/25/2020	29,624	57,078	0.05
Oasis West 3.410% due 03/08/2022	07/13/2018 - 09/14/2020	203,042	199,738	0.16
Sierra Hamilton Holder LLC	07/31/2017	3,896	1	0.00
Tawny Funding S.A.3.150% due 03/16/2023	08/28/2018	297,835	285,208	0.23
Westmoreland Mining Holdings LLC	12/08/2014 - 03/26/2019	4,070	1,087	0.00

		$2,355,150	$2,339,091	1.87%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(m)	REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount		Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received
FICC	0.000%	09/30/2020	10/01/2020		$39,513	U.S. Treasury Notes 1.750% due 07/31/2021	$(40,303)	$39,513	$39,513
RYL	0.000	08/21/2020	10/28/2020	EUR	73,007	French Republic Government Bond OAT 3.500% due 04/25/2026	(85,862)	85,597	85,597
	0.000	06/29/2020	10/20/2020	EUR	188,844	French Republic Government Bond OAT 5.500% due 04/25/2029	(223,758)	221,410	221,410
	0.000	04/28/2020	10/28/2020	EUR	120,200	Kingdom of Belgium Government Bond 4.250% due 03/28/2041	(150,413)	140,928	140,928

Total Repurchase Agreements							$(500,336)	$487,448	$487,448

24	See Accompanying Notes

September 30, 2020

(Unaudited)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate (1)	Settlement Date	Maturity Date		Amount Borrowed (1)		Payable for Reverse Repurchase Agreements
BOM	0.170%	09/29/2020	10/13/2020			$(19,811)	$(19,811)
	0.180	08/14/2020	10/14/2020			(374,375)	(374,465)
	0.190	09/14/2020	10/14/2020			(687,555)	(687,616)
	0.200	07/14/2020	10/13/2020			(370,906)	(371,069)
	0.200	08/13/2020	10/14/2020			(667,703)	(667,884)
	0.210	08/20/2020	10/19/2020			(555,612)	(555,748)
BOS	0.170	09/11/2020	10/08/2020			(137,763)	(137,776)
	0.180	08/13/2020	10/15/2020			(631,186)	(631,341)
	0.190	09/14/2020	10/14/2020			(5,116,190)	(5,116,649)
	0.667	04/28/2020	04/28/2021			(100,004)	(100,124)
BPS	(0.250)	09/11/2020	12/11/2020		EUR	(5,213)	(6,111)
	0.200	09/14/2020	10/14/2020			$(2,926,314)	(2,926,591)
	0.653	05/11/2020	02/11/2021			(81,579)	(81,654)
	0.653	08/19/2020	02/11/2021			(92,018)	(92,089)
	0.659	05/05/2020	05/05/2021			(359,504)	(359,871)
	0.659	07/20/2020	05/05/2021			(55,696)	(55,753)
	0.659	08/05/2020	05/05/2021			(54,907)	(54,963)
	0.659	09/04/2020	05/05/2021			(35,187)	(35,205)
	0.705	04/16/2020	10/14/2020		EUR	(133,857)	(157,442)
	0.771	04/14/2020	10/14/2020			(75,494)	(88,826)
	1.777	03/19/2020	03/19/2021			$(631,092)	(631,404)
BRC	(7.000)	07/08/2020	TBD	(2)		(869)	(855)
	0.000	03/25/2020	TBD	(2)		(3,057)	(3,057)
	0.000	06/23/2020	TBD	(2)		(5,025)	(5,026)
	0.050	08/31/2020	TBD	(2)		(14,865)	(14,866)
	0.100	08/17/2020	TBD	(2)		(14,956)	(14,958)
	0.100	08/24/2020	TBD	(2)		(9,831)	(9,832)
	0.100	09/11/2020	TBD	(2)		(13,889)	(13,890)
	0.150	06/22/2020	TBD	(2)		(15,785)	(15,792)
	0.150	08/04/2020	TBD	(2)		(2,718)	(2,719)
	0.150	09/23/2020	TBD	(2)		(6,916)	(6,916)
	0.190	09/14/2020	10/14/2020			(1,118,522)	(1,118,623)
	0.623	05/08/2020	11/09/2020			(129,242)	(129,396)
	0.623	06/30/2020	11/09/2020			(42,022)	(42,059)
	0.643	05/08/2020	02/09/2021			(86,081)	(86,184)
	0.643	07/31/2020	02/09/2021			(99,237)	(99,329)
BSN	0.170	08/10/2020	10/09/2020			(597,938)	(598,084)
	0.170	08/13/2020	10/13/2020			(795,317)	(795,501)
	0.200	09/14/2020	10/14/2020			(987,712)	(987,805)
	0.200	09/14/2020	10/21/2020			(1,041,220)	(1,041,318)
BYR	1.404	07/13/2020	03/31/2021			(34,481)	(34,590)
	1.409	07/06/2020	03/31/2021			(1,868)	(1,870)
CDC	0.700	09/25/2020	10/27/2020			(2,234)	(2,234)
	0.700	09/25/2020	11/12/2020			(2,528)	(2,529)
	0.700	09/25/2020	11/16/2020			(7,811)	(7,812)
	0.850	09/25/2020	03/16/2021			(1,892)	(1,893)
CIB	0.170	08/14/2020	10/14/2020			(252,674)	(252,731)
	0.200	09/14/2020	10/14/2020			(3,679,628)	(3,679,975)
	0.200	09/18/2020	10/22/2020			(11,983)	(11,984)
	0.220	09/18/2020	10/22/2020			(94,091)	(94,099)
CSN	0.190	09/14/2020	10/14/2020			(606,360)	(606,415)
	0.210	08/13/2020	10/14/2020			(487,568)	(487,707)
DEU	0.180	08/13/2020	10/13/2020			(405,906)	(406,006)
	0.190	07/14/2020	10/14/2020			(55,750)	(55,773)
	0.190	09/02/2020	10/14/2020			(8,040)	(8,041)
FAR	0.200	09/14/2020	10/14/2020			(2,872,967)	(2,873,238)
GSC	0.200	08/13/2020	10/14/2020			(1,491,523)	(1,491,929)
IND	(0.470)	04/28/2020	10/28/2020		EUR	(121,486)	(142,153)
	0.190	09/14/2020	10/14/2020			$(2,000,121)	(2,000,301)
	0.200	09/14/2020	10/14/2020			(2,000,964)	(2,001,153)
	0.210	08/13/2020	10/14/2020			(1,652,349)	(1,652,821)
JML	(0.490)	08/21/2020	10/28/2020		EUR	(73,116)	(85,676)
JPS	0.025	08/04/2020	10/20/2020			$(1,469)	(1,469)
	0.025	08/14/2020	10/20/2020			(1,839)	(1,839)
	0.025	08/31/2020	10/20/2020			(3,957)	(3,957)
	0.025	09/23/2020	10/20/2020			(4,863)	(4,863)
	0.200	09/14/2020	10/14/2020			(1,913,876)	(1,914,057)
	0.200	09/18/2020	10/21/2020			(252,308)	(252,326)
MSC	0.200	08/13/2020	10/14/2020			(511,369)	(511,508)
NOM	0.100	09/04/2020	TBD	(2)		(885)	(885)
	0.200	09/14/2020	10/14/2020			(1,234,290)	(1,234,407)
	0.210	08/13/2020	10/14/2020			(1,314,658)	(1,315,034)
NXN	0.170	08/11/2020	10/13/2020			(457,875)	(457,985)
	0.170	08/17/2020	10/19/2020			(533,000)	(533,113)
	0.200	08/13/2020	10/14/2020			(519,737)	(519,879)
	0.210	08/21/2020	10/22/2020			(464,160)	(464,271)
RCY	0.170	08/13/2020	10/13/2020			(1,252,325)	(1,252,615)
	0.200	09/14/2020	10/14/2020			(2,791,107)	(2,791,371)
	0.200	09/17/2020	10/21/2020			(558,399)	(558,442)
RYL	1.000	04/28/2020	10/28/2020		EUR	(193,207)	(227,485)
	1.000	06/29/2020	10/20/2020			(188,844)	(221,985)
SAL	0.200	09/14/2020	10/14/2020			$(1,016,391)	(1,016,487)
	0.200	09/17/2020	10/21/2020			(433,961)	(433,995)
SGY	0.170	10/01/2020	01/05/2021			(932,470)	(932,470)
	0.200	08/12/2020	10/13/2020			(573,536)	(573,695)
	0.200	08/13/2020	10/13/2020			(500,029)	(500,165)
TDM	0.190	09/14/2020	10/14/2020			(370,274)	(370,307)
	0.200	08/13/2020	10/14/2020			(518,932)	(519,073)
	0.230	07/08/2020	01/07/2021			(185,028)	(185,129)

Total Reverse Repurchase Agreements							$(50,838,344)

See Accompanying Notes	25

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate (1)	Borrowing Date	Maturity Date	Amount Borrowed (1)	Payable for Sale-Buyback Transactions (3)
BCY	0.090%	09/29/2020	10/15/2020	$(3,672)	$(3,672)
BPG	0.170	09/01/2020	10/07/2020	(1,743)	(1,744)
	0.170	09/01/2020	10/08/2020	(6,303)	(6,304)
	0.170	09/01/2020	10/22/2020	(805)	(805)
	0.170	09/02/2020	10/08/2020	(2,015)	(2,015)
	0.170	09/29/2020	10/07/2020	(2,060)	(2,060)
	0.170	09/29/2020	10/08/2020	(20,323)	(20,323)
	0.170	09/29/2020	10/19/2020	(15,734)	(15,734)
	0.170	09/29/2020	10/22/2020	(13,595)	(13,595)
	0.180	09/02/2020	10/13/2020	(4,701)	(4,701)
	0.180	09/08/2020	10/13/2020	(1,085)	(1,085)
	0.180	09/14/2020	10/13/2020	(6,069)	(6,070)
	0.180	09/14/2020	10/19/2020	(547)	(547)
	0.180	09/29/2020	10/19/2020	(13,869)	(13,869)
	0.190	09/14/2020	10/06/2020	(547)	(547)
	0.200	09/02/2020	10/22/2020	(15,042)	(15,044)
	0.200	09/29/2020	10/22/2020	(1,511)	(1,511)
	0.220	09/01/2020	10/08/2020	(2,950)	(2,951)
	0.220	09/01/2020	10/14/2020	(2,950)	(2,951)
	0.220	09/01/2020	10/20/2020	(5,227)	(5,228)
	0.220	09/02/2020	10/08/2020	(2,149)	(2,149)
	0.220	09/11/2020	10/08/2020	(1,890)	(1,890)
	0.220	09/14/2020	10/08/2020	(5,234)	(5,235)
	0.220	09/14/2020	10/20/2020	(1,913)	(1,913)
	0.220	09/29/2020	10/13/2020	(412)	(412)
MSC	0.120	09/30/2020	10/07/2020	(15,312)	(15,312)
	0.180	09/29/2020	11/09/2020	(15,478)	(15,478)
	0.190	09/02/2020	10/02/2020	(672)	(672)
TDL	0.170	09/29/2020	10/13/2020	(38,747)	(38,748)
	0.170	09/29/2020	10/14/2020	(7,141)	(7,141)
	0.180	09/29/2020	10/08/2020	(3,158)	(3,158)
	0.190	07/14/2020	10/08/2020	(2,522)	(2,523)
	0.190	07/31/2020	10/21/2020	(3,810)	(3,811)
	0.190	09/01/2020	10/14/2020	(1,743)	(1,744)
	0.190	09/08/2020	10/08/2020	(1,763)	(1,763)
	0.190	09/29/2020	10/08/2020	(1,373)	(1,373)
	0.190	09/29/2020	10/21/2020	(20,426)	(20,426)
	0.200	09/29/2020	10/27/2020	(13,869)	(13,869)
UBS	0.170	09/29/2020	10/19/2020	(7,683)	(7,683)
	0.180	05/22/2020	11/17/2020	(144,908)	(145,005)
	0.180	08/05/2020	10/05/2020	(568,375)	(568,538)
	0.180	09/01/2020	10/05/2020	(1,073)	(1,073)
	0.180	09/02/2020	10/05/2020	(6,044)	(6,044)
	0.180	09/14/2020	10/05/2020	(3,143)	(3,143)
	0.180	09/29/2020	10/08/2020	(2,326)	(2,326)
	0.180	09/29/2020	11/17/2020	(34,330)	(34,330)
	1.660	01/31/2020	01/29/2021	(479,974)	(485,475)
	1.660	04/20/2020	01/29/2021	(464,023)	(467,571)
	1.660	08/12/2020	01/29/2021	(52,050)	(52,172)

Total Sale-Buyback Transactions					$(2,031,733)

SHORT SALES:

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
U.S. Government Agencies (4.9)%
Freddie Mac, TBA	4.000%	10/01/2050	$3,000	$(3,204)	$(3,200)
Freddie Mac, TBA	4.000	11/01/2050	85,800	(91,632)	(91,635)
Ginnie Mae, TBA	3.000	11/01/2050	44,550	(46,513)	(46,628)
Ginnie Mae, TBA	3.500	10/01/2050	3,000	(3,161)	(3,124)
Ginnie Mae, TBA	4.000	10/01/2050	147,725	(157,608)	(156,969)
Ginnie Mae, TBA	4.000	11/19/2050	58,600	(62,322)	(62,318)
Ginnie Mae, TBA	4.500	10/01/2050	8,390	(8,997)	(8,992)
Ginnie Mae, TBA	4.500	11/01/2050	851,733	(911,983)	(913,650)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2050	3,257,100	(3,408,123)	(3,416,393)
Uniform Mortgage-Backed Security, TBA	3.000	10/01/2035	30,000	(31,503)	(31,482)
Uniform Mortgage-Backed Security, TBA	4.000	10/01/2035	102,300	(108,190)	(108,504)
Uniform Mortgage-Backed Security, TBA	4.500	10/01/2050	748,700	(810,023)	(810,029)
Uniform Mortgage-Backed Security, TBA	5.000	10/01/2050	428,450	(469,878)	(469,538)

Total Short Sales (4.9)%				$(6,113,137)	$(6,122,462)

26	See Accompanying Notes

September 30, 2020

(Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of September 30, 2020:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions (3)	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure (4)
Global/Master Repurchase Agreement
BOM	$0	$(2,676,593)	$0	$(2,676,593)	$2,720,098	$43,505
BOS	0	(5,985,890)	0	(5,985,890)	6,145,442	159,552
BPS	0	(4,489,909)	0	(4,489,909)	4,754,119	264,210
BRC	0	(1,563,502)	0	(1,563,502)	1,663,683	100,181
BSN	0	(3,422,708)	0	(3,422,708)	3,463,610	40,902
BYR	0	(36,460)	0	(36,460)	42,490	6,030
CDC	0	(14,468)	0	(14,468)	16,760	2,292
CIB	0	(4,038,789)	0	(4,038,789)	4,142,331	103,542
CSN	0	(1,094,122)	0	(1,094,122)	1,123,320	29,198
DEU	0	(469,820)	0	(469,820)	466,340	(3,480)
FAR	0	(2,873,238)	0	(2,873,238)	2,985,308	112,070
FICC	39,513	0	0	39,513	(40,303)	(790)
GSC	0	(1,491,929)	0	(1,491,929)	1,531,881	39,952
IND	0	(5,796,428)	0	(5,796,428)	5,912,821	116,393
JML	0	(85,676)	0	(85,676)	61,447	(24,229)
JPS	0	(2,178,511)	0	(2,178,511)	2,242,479	63,968
MSB	0	0	0	0	5,536	5,536
MSC	0	(511,508)	0	(511,508)	520,969	9,461
NOM	0	(2,550,326)	0	(2,550,326)	2,653,540	103,214
NXN	0	(1,975,248)	0	(1,975,248)	1,988,048	12,800
RBC	0	0	0	0	15,998	15,998
RCY	0	(4,602,428)	0	(4,602,428)	4,665,241	62,813
RYL	447,935	(449,470)	0	(1,535)	80,152	78,617
SAL	0	(1,450,482)	0	(1,450,482)	1,494,195	43,713
SGY	0	(2,006,330)	0	(2,006,330)	2,083,961	77,631
TDM	0	(1,074,509)	0	(1,074,509)	1,065,645	(8,864)
TOR	0	0	0	0	40,719	40,719
Master Securities Forward Transaction Agreement
BCY	0	0	(3,672)	(3,672)	3,624	(48)
BPG	0	0	(128,683)	(128,683)	127,537	(1,146)
BPS	0	0	0	0	(430)	(430)
MSC	0	0	(31,462)	(31,462)	31,265	(197)
TDL	0	0	(94,556)	(94,556)	93,544	(1,012)
UBS	0	0	(1,773,360)	(1,773,360)	1,754,148	(19,212)

Total Borrowings and Other Financing Transactions	$487,448	$(50,838,344)	$(2,031,733)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(14,362)	$(187,907)	$(1,091,436)	$(1,293,705)
U.S. Government Agencies	0	(40,976,873)	0	(185,129)	(41,162,002)
U.S. Treasury Obligations	0	(5,894,311)	0	0	(5,894,311)
Non-Agency Mortgage-Backed Securities	0	(606,912)	0	0	(606,912)
Asset-Backed Securities	0	(88,826)	0	(631,404)	(720,230)
Sovereign Issues	0	(227,829)	0	(885)	(228,714)

Total	$0	$(47,809,113)	$(187,907)	$(1,908,854)	$(49,905,874)
Sale-Buyback Transactions
U.S. Treasury Obligations	0	(831,703)	(194,813)	(1,005,217)	(2,031,733)

Total	$0	$(831,703)	$(194,813)	$(1,005,217)	$(2,031,733)

Total Borrowings	$0	$(48,640,816)	$(382,720)	$(2,914,071)	$(51,937,607)

Payable for reverse repurchase agreements and sale-buyback financing transactions (5)					$(51,937,607)

(n)	Securities with an aggregate market value of $54,263,627 and cash of $151,652 have been pledged as collateral under the terms of the above master agreements as of September 30, 2020.
(1)

The average amount of borrowings outstanding during the period ended September 30, 2020 was $(36,837,003) at a weighted average interest rate of 0.518%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(2)	Open maturity reverse repurchase agreement.
(3)	Payable for sale-buyback transactions includes $5,663 of deferred price drop.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

(5)	Unsettled reverse repurchase agreements liability of $(932,470) is outstanding at period end.
(o)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

See Accompanying Notes	27

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Euro-BTP Italy Government Bond December Futures	12/2020	18,770	$3,247,776	$51,176	$11,884	$(11,223)
Euro-Bund 10-Year Bond December Futures	12/2020	3	614	4	1	(1)
Euro-Buxl 30-Year Bond December Futures	12/2020	3	783	30	4	(4)

				$51,210	$11,889	$(11,228)

SHORT FUTURES CONTRACTS

					Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability
Australia Government 10-Year Bond December Futures	12/2020	11,965	$(1,280,286)	$(13,991)	$1,559	$0
U.S. Treasury 5-Year Note December Futures	12/2020	317	(39,952)	(53)	32	0
U.S. Treasury 10-Year Note December Futures	12/2020	110,493	(15,417,226)	(31,918)	27,623	0
U.S. Treasury Ultra Long-Term Bond December Futures	12/2020	3,820	(847,324)	6,185	6,973	(48)
United Kingdom Long Gilt December Futures	12/2020	1,364	(239,559)	(1,038)	792	(405)

				$(40,815)	$36,979	$(453)

Total Futures Contracts				$10,395	$48,868	$(11,681)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (1)

									Variation Margin
Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (3)	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Sprint Communications, Inc.	(5.000)%	Quarterly	06/20/2024	0.758%	$2,200	$(304)	$(43)	$(347)	$0	$(1)

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION (2)

										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (3)	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
Berkshire Hathaway, Inc.	1.000%	Quarterly	12/20/2021	0.094%		$25,200	$436	$(147)	$289	$1	$0
Boeing Co.	1.000	Quarterly	12/20/2021	2.810		17,100	(431)	64	(367)	21	0
Bombardier, Inc.	5.000	Quarterly	06/20/2024	14.785		7,800	(44)	(1,860)	(1,904)	26	0
Bombardier, Inc.	5.000	Quarterly	12/20/2024	14.848		2,400	(119)	(513)	(632)	6	0
Ford Motor Credit Co. LLC	5.000	Quarterly	12/20/2022	2.626		400	47	(26)	21	0	0
General Electric Co.	1.000	Quarterly	12/20/2020	0.570		19,400	30	(6)	24	0	0
General Electric Co.	1.000	Quarterly	12/20/2023	1.070		72,800	(1,215)	1,072	(143)	25	0
Rolls-Royce PLC	1.000	Quarterly	06/20/2025	5.037	EUR	46,500	(7,365)	(1,553)	(8,918)	0	(213)
Sprint Communications, Inc.	5.000	Quarterly	12/20/2021	0.497		$11,600	1,094	(435)	659	0	(6)

							$(7,567)	$(3,404)	$(10,971)	$79	$(219)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - BUY PROTECTION (1)

									Variation Margin
Index/Tranches	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Notional Amount (4)		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
iTraxx Europe Main 32 5-Year Index	(1.000)%	Quarterly	12/20/2024	EUR	134,800	$(3,781)	$1,040	$(2,741)	$0	$(68)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION (2)

								Variation Margin
Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (4)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value (5)	Asset	Liability
CDX.EM-24 5-Year Index	1.000%	Quarterly	12/20/2020	$30,337	$66	$(56)	$10	$0	$(3)
CDX.EM-28 5-Year Index	1.000	Quarterly	12/20/2022	34,216	(791)	394	(397)	12	0
CDX.EM-29 5-Year Index	1.000	Quarterly	06/20/2023	17,578	(612)	338	(274)	6	0
CDX.EM-30 5-Year Index	1.000	Quarterly	12/20/2023	88,642	(3,945)	1,909	(2,036)	0	0
CDX.EM-31 5-Year Index	1.000	Quarterly	06/20/2024	204,591	(10,283)	5,365	(4,918)	120	0
CDX.EM-32 5-Year Index	1.000	Quarterly	12/20/2024	264,027	(11,269)	3,285	(7,984)	88	0
CDX.EM-33 5-Year Index	1.000	Quarterly	06/20/2025	283,670	(29,459)	18,393	(11,066)	390	0
CDX.EM-34 5-Year Index	1.000	Quarterly	12/20/2025	166,400	(10,790)	250	(10,540)	341	0
CDX.HY-25 5-Year Index	5.000	Quarterly	12/20/2020	1,995,707	66,218	(47,456)	18,762	0	(826)
CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	946,036	15,718	(1,241)	14,477	731	(402)
CDX.HY-34 5-Year Index	5.000	Quarterly	06/20/2025	543,720	524	26,764	27,288	582	0
CDX.HY-35 5-Year Index	5.000	Quarterly	12/20/2025	117,600	4,586	436	5,022	219	0

					$19,963	$8,381	$28,344	$2,489	$(1,231)

28	See Accompanying Notes

September 30, 2020

(Unaudited)

INTEREST RATE SWAPS

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Pay	1-Year BRL-CDI	5.830%	Maturity	01/02/2023	BRL	1,691,200	$36	$13,354	$13,390	$852	$0
Pay	1-Year BRL-CDI	5.836	Maturity	01/02/2023		1,313,100	0	10,432	10,432	662	0
Pay	1-Year BRL-CDI	5.855	Maturity	01/02/2023		436,900	0	3,508	3,508	220	0
Pay	3-Month CAD-Bank Bill	2.625	Semi-Annual	03/19/2027	CAD	172,700	9,232	5,471	14,703	0	(158)
Pay	3-Month CAD-Bank Bill	3.000	Semi-Annual	03/19/2027		376,200	39,316	(510)	38,806	0	(344)
Pay	3-Month CAD-Bank Bill	2.750	Semi-Annual	12/17/2027		132,800	8,212	5,486	13,698	0	(147)
Pay	3-Month CAD-Bank Bill	3.400	Semi-Annual	06/20/2029		34,700	3,971	1,591	5,562	0	(40)
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044		22,000	(205)	205	0	25	(25)
Receive(6)	3-Month CAD-Bank Bill	1.000	Semi-Annual	06/16/2047		14,000	920	338	1,258	18	0
Receive(6)	3-Month CAD-Bank Bill	1.300	Semi-Annual	06/16/2047		340,700	14,213	(91)	14,122	585	0
Receive(6)	3-Month USD-LIBOR	0.240	Semi-Annual	12/18/2021		$170,000	(2)	(46)	(48)	0	(2)
Receive(6)	3-Month USD-LIBOR	0.250	Semi-Annual	03/30/2023		202,500	(99)	5	(94)	5	0
Receive(6)	3-Month USD-LIBOR	0.300	Semi-Annual	06/19/2024		26,435,000	18,315	(39,870)	(21,555)	8,990	0
Receive(6)	3-Month USD-LIBOR	0.350	Semi-Annual	11/05/2024		820,000	386	(2,361)	(1,975)	535	0
Receive(6)	3-Month USD-LIBOR	0.350	Semi-Annual	12/18/2024		1,460,000	(1,199)	(1,308)	(2,507)	810	0
Receive	3-Month USD-LIBOR	1.400	Semi-Annual	06/20/2025		620,060	2,143	(2,167)	(24)	235	(18)
Receive(6)	3-Month USD-LIBOR	0.400	Semi-Annual	03/30/2026		287,400	0	(64)	(64)	0	(64)
Receive(6)	3-Month USD-LIBOR	0.450	Semi-Annual	03/30/2027		250,200	488	(37)	451	0	(37)
Receive(6)	3-Month USD-LIBOR	0.550	Semi-Annual	12/18/2027		729,000	(550)	(630)	(1,180)	1,523	0
Receive	3-Month USD-LIBOR	0.650	Semi-Annual	07/15/2030		1,390,000	7,209	45	7,254	3,698	0
Receive	3-Month USD-LIBOR	0.711	Semi-Annual	07/28/2030		129,300	(944)	882	(62)	343	0
Receive	3-Month USD-LIBOR	0.678	Semi-Annual	07/29/2030		122,100	(881)	1,224	343	324	0
Receive	3-Month USD-LIBOR	0.674	Semi-Annual	08/05/2030		119,100	(893)	1,304	411	317	0
Receive	3-Month USD-LIBOR	0.685	Semi-Annual	09/24/2030		150,000	0	570	570	417	0
Receive	3-Month USD-LIBOR	0.725	Semi-Annual	09/25/2030		150,000	0	(15)	(15)	417	0
Receive(6)	3-Month USD-LIBOR	0.610	Semi-Annual	10/01/2030		150,000	0	1,709	1,709	418	0
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/15/2030		300,000	0	1,459	1,459	872	0
Receive(6)	3-Month USD-LIBOR	1.000	Semi-Annual	12/16/2030		347,600	(10,046)	1,487	(8,559)	1,016	0
Receive(6)	3-Month USD-LIBOR	0.700	Semi-Annual	12/18/2030		757,500	2,995	112	3,107	2,404	0
Receive(6)	3-Month USD-LIBOR	0.550	Semi-Annual	01/15/2031		6,523,000	2,929	130,828	133,757	19,076	0
Receive	3-Month USD-LIBOR	0.900	Semi-Annual	03/12/2050		1,085,000	8,587	59,277	67,864	14,021	0
Receive	3-Month USD-LIBOR	1.500	Semi-Annual	06/17/2050		3,800	(426)	50	(376)	52	0
Receive(6)	3-Month USD-LIBOR	0.950	Semi-Annual	12/11/2050		3,857,700	29,847	173,129	202,976	51,821	0
Receive	3-Month ZAR-JIBAR	6.547	Quarterly	03/18/2023	ZAR	734,000	0	(2,951)	(2,951)	0	(85)
Receive	3-Month ZAR-JIBAR	6.845	Quarterly	03/18/2026		6,030,000	(1,075)	(27,822)	(28,897)	0	(1,368)
Pay	3-Month ZAR-JIBAR	8.300	Quarterly	03/15/2027		625,500	(1)	5,462	5,461	145	0
Pay	3-Month ZAR-JIBAR	7.750	Quarterly	09/19/2028		327,300	(1)	1,774	1,773	55	0
Pay	6-Month AUD-BBR-BBSW	4.000	Semi-Annual	03/15/2023	AUD	3,175,400	195,330	23,447	218,777	35	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	03/15/2023		397,900	28,677	516	29,193	7	0
Pay	6-Month AUD-BBR-BBSW	4.250	Semi-Annual	12/11/2023		462,900	35,562	11,736	47,298	5	0
Pay	6-Month AUD-BBR-BBSW	3.250	Semi-Annual	12/17/2024		1,180,600	34,052	81,020	115,072	0	(13)
Pay	6-Month AUD-BBR-BBSW	3.500	Semi-Annual	06/17/2025		755,720	32,046	55,554	87,600	0	(39)
Pay	6-Month AUD-BBR-BBSW	2.750	Semi-Annual	06/17/2026		26,340	(126)	2,841	2,715	0	(7)
Pay	6-Month AUD-BBR-BBSW	3.000	Semi-Annual	03/21/2027		1,525,200	9,736	172,123	181,859	254	0
Receive	6-Month EUR-EURIBOR	0.330	Annual	03/18/2022	EUR	16,625,500	(8,767)	(4,327)	(13,094)	0	(274)
Receive	6-Month EUR-EURIBOR	0.300	Annual	06/17/2022		3,407,305	841	(10,519)	(9,678)	0	(79)
Receive	6-Month EUR-EURIBOR	0.260	Annual	03/18/2025		4,777,800	949	(40,704)	(39,755)	86	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2025		875,000	54	(13,805)	(13,751)	0	0
Receive	6-Month EUR-EURIBOR	0.135	Annual	07/24/2025		375,000	0	(6,487)	(6,487)	0	(4)
Receive	6-Month EUR-EURIBOR	0.155	Annual	07/27/2025		600,000	0	(9,721)	(9,721)	0	(6)
Receive	6-Month EUR-EURIBOR	0.230	Annual	07/29/2025		300,000	0	(3,514)	(3,514)	0	(3)
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/18/2029		2,002,390	161,788	41,574	203,362	81	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	02/26/2029		5,832,300	(10,230)	602,033	591,803	233	0
Pay	6-Month EUR-EURIBOR	0.650	Annual	03/04/2029		4,913,200	24,293	473,932	498,225	202	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/05/2030		1,778,300	(1,949)	44,981	43,032	9	0
Pay	6-Month EUR-EURIBOR	0.050	Annual	02/13/2030		889,000	8,768	12,644	21,412	1	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	03/18/2030		279,900	311	(3,540)	(3,229)	4	0
Receive	6-Month EUR-EURIBOR	0.150	Annual	06/17/2030		451,200	(19,829)	(1,432)	(21,261)	20	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/30/2030		120,000	0	(4,078)	(4,078)	7	0
Receive	6-Month EUR-EURIBOR	0.040	Annual	07/31/2030		120,000	0	(4,083)	(4,083)	7	0
Receive	6-Month EUR-EURIBOR	0.030	Annual	08/03/2030		120,000	0	(3,935)	(3,935)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/04/2030		120,000	0	(3,649)	(3,649)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/05/2030		120,000	0	(3,655)	(3,655)	7	0
Receive	6-Month EUR-EURIBOR	0.060	Annual	08/07/2030		120,000	0	(4,374)	(4,374)	7	0
Receive	6-Month EUR-EURIBOR	0.010	Annual	08/13/2030		120,000	0	(3,640)	(3,640)	7	0
Pay	6-Month EUR-EURIBOR	0.250	Annual	03/18/2050		87,300	8,105	392	8,497	0	(67)
Receive	6-Month EUR-EURIBOR	0.250	Annual	06/17/2050		626,000	(58,467)	(2,838)	(61,305)	488	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	06/17/2050		2,557,071	10,675	(494,001)	(483,326)	2,207	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2030	GBP	923,675	2,905	(46,429)	(43,524)	1,875	0
Receive	6-Month GBP-LIBOR	0.750	Semi-Annual	03/18/2050		25,900	631	(2,449)	(1,818)	148	0
Receive	6-Month JPY-LIBOR	0.300	Semi-Annual	03/18/2026	JPY	77,889,000	(4,856)	(9,586)	(14,442)	0	(283)
Receive	6-Month JPY-LIBOR	0.000	Semi-Annual	09/20/2026		83,970,000	(13,585)	11,231	(2,354)	0	(308)
Receive(6)	6-Month JPY-LIBOR	0.020	Semi-Annual	09/20/2028		275,310,000	9,126	(8,926)	200	0	(1,230)
Receive(6)	6-Month JPY-LIBOR	0.000	Semi-Annual	03/15/2029		84,520,000	(162)	(512)	(674)	0	(491)
Receive	6-Month JPY-LIBOR	0.450	Semi-Annual	03/20/2029		932,848,720	(26,675)	(321,815)	(348,490)	0	(4,858)
Pay	28-Day MXN-TIIE	8.320	Lunar	02/10/2021	MXN	10,000,000	48	6,597	6,645	30	0
Pay	28-Day MXN-TIIE	6.430	Lunar	03/22/2021		3,700,000	0	1,732	1,732	1	0
Pay	28-Day MXN-TIIE	8.300	Lunar	08/26/2021		10,500,000	0	16,685	16,685	44	0
Receive	28-Day MXN-TIIE	4.278	Lunar	12/09/2021		855,000	0	89	89	0	(1)
Receive	28-Day MXN-TIIE	4.305	Lunar	12/09/2021		800,000	0	71	71	0	(1)

See Accompanying Notes	29

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

										Variation Margin
Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability
Receive	28-Day MXN-TIIE	4.310%	Lunar	12/09/2021	MXN	3,405,000	$201	$92	$293	$0	$(5)
Receive	28-Day MXN-TIIE	4.378	Lunar	12/09/2021		2,400,000	0	117	117	0	(4)
Receive	28-Day MXN-TIIE	4.390	Lunar	12/09/2021		1,620,000	0	68	68	0	(3)
Receive	28-Day MXN-TIIE	4.430	Lunar	12/09/2021		1,600,000	0	32	32	0	(3)
Receive	28-Day MXN-TIIE	4.505	Lunar	12/09/2021		785,000	0	(17)	(17)	0	(1)
Pay	28-Day MXN-TIIE	8.300	Lunar	02/10/2022		11,800,000	0	27,852	27,852	122	0
Receive	28-Day MXN-TIIE	6.580	Lunar	03/16/2022		6,000,000	0	(8,261)	(8,261)	0	(63)
Receive	28-Day MXN-TIIE	6.610	Lunar	03/16/2022		8,130,000	0	(11,351)	(11,351)	0	(86)
Receive	28-Day MXN-TIIE	6.620	Lunar	03/16/2022		2,960,000	0	(4,152)	(4,152)	0	(31)
Receive	28-Day MXN-TIIE	6.660	Lunar	03/16/2022		1,000,000	0	(1,429)	(1,429)	0	(11)
Pay	28-Day MXN-TIIE	6.150	Lunar	03/23/2022		1,600,000	0	1,834	1,834	16	0
Receive	28-Day MXN-TIIE	4.650	Lunar	05/10/2022		14,473,400	203	(2,143)	(1,940)	0	(166)
Receive	28-Day MXN-TIIE	4.825	Lunar	05/27/2022		1,476,400	0	(385)	(385)	0	(18)
Receive	28-Day MXN-TIIE	4.740	Lunar	06/03/2022		3,655,300	0	(722)	(722)	0	(46)
Receive	28-Day MXN-TIIE	4.580	Lunar	06/10/2022		3,754,900	0	(291)	(291)	0	(48)
Receive	28-Day MXN-TIIE	4.500	Lunar	06/22/2022		1,750,000	10	(37)	(27)	0	(23)
Receive	28-Day MXN-TIIE	4.558	Lunar	06/23/2022		570,000	0	(34)	(34)	0	(8)
Receive	28-Day MXN-TIIE	4.410	Lunar	06/29/2022		1,200,000	0	67	67	0	(16)
Pay	28-Day MXN-TIIE	7.875	Lunar	12/16/2022		538,600	0	1,748	1,748	10	0
Pay	28-Day MXN-TIIE	7.865	Lunar	12/27/2022		936,700	0	3,131	3,131	18	0
Pay	28-Day MXN-TIIE	7.820	Lunar	02/06/2023		1,673,100	(345)	6,005	5,660	33	0
Pay	28-Day MXN-TIIE	8.185	Lunar	02/10/2023		44,600,000	0	167,471	167,471	901	0
Receive	28-Day MXN-TIIE	6.475	Lunar	02/20/2023		2,060,000	0	(4,208)	(4,208)	0	(37)
Receive	28-Day MXN-TIIE	4.430	Lunar	03/09/2023		940,000	0	143	143	0	(15)
Receive	28-Day MXN-TIIE	6.413	Lunar	03/09/2023		1,670,000	0	(3,281)	(3,281)	0	(30)
Receive	28-Day MXN-TIIE	6.420	Lunar	03/15/2023		5,235,000	0	(10,338)	(10,338)	0	(97)
Receive	28-Day MXN-TIIE	6.441	Lunar	03/15/2023		4,830,000	0	(9,649)	(9,649)	0	(90)
Receive	28-Day MXN-TIIE	6.498	Lunar	03/15/2023		2,000,000	0	(4,116)	(4,116)	0	(37)
Receive	28-Day MXN-TIIE	6.520	Lunar	03/15/2023		1,400,000	0	(2,914)	(2,914)	0	(26)
Receive	28-Day MXN-TIIE	6.543	Lunar	03/15/2023		3,400,000	0	(7,159)	(7,159)	0	(64)
Receive	28-Day MXN-TIIE	6.562	Lunar	03/15/2023		4,485,000	0	(9,538)	(9,538)	0	(84)
Receive	28-Day MXN-TIIE	6.590	Lunar	03/15/2023		2,060,000	0	(4,442)	(4,442)	0	(39)
Receive	28-Day MXN-TIIE	6.595	Lunar	03/15/2023		3,010,000	0	(6,506)	(6,506)	0	(57)
Pay	28-Day MXN-TIIE	6.960	Lunar	03/17/2023		4,350,000	0	11,425	11,425	83	0
Pay	28-Day MXN-TIIE	6.270	Lunar	03/21/2023		1,000,000	0	1,863	1,863	18	0
Pay	28-Day MXN-TIIE	6.360	Lunar	03/22/2023		100,000	0	196	196	2	0
Pay	28-Day MXN-TIIE	6.280	Lunar	03/23/2023		3,335,000	0	6,247	6,247	61	0
Pay	28-Day MXN-TIIE	6.022	Lunar	03/24/2023		5,800,000	9,382	(169)	9,213	104	0
Pay	28-Day MXN-TIIE	5.930	Lunar	03/27/2023		1,915,000	0	2,844	2,844	34	0
Pay	28-Day MXN-TIIE	5.860	Lunar	03/29/2023		950,000	0	1,335	1,335	17	0
Pay	28-Day MXN-TIIE	5.730	Lunar	04/03/2023		1,320,000	0	1,664	1,664	23	0
Pay	28-Day MXN-TIIE	5.790	Lunar	04/04/2023		1,350,000	0	1,790	1,790	24	0
Receive	28-Day MXN-TIIE	4.565	Lunar	12/07/2023		355,000	0	69	69	0	(8)
Receive	28-Day MXN-TIIE	4.570	Lunar	12/07/2023		350,000	0	65	65	0	(7)
Receive	28-Day MXN-TIIE	6.380	Lunar	02/15/2024		1,320,000	0	(3,184)	(3,184)	0	(34)
Receive	28-Day MXN-TIIE	6.405	Lunar	02/16/2024		2,640,000	(6,398)	(64)	(6,462)	0	(68)
Receive	28-Day MXN-TIIE	6.410	Lunar	02/16/2024		2,100,000	0	(5,156)	(5,156)	0	(54)
Pay	28-Day MXN-TIIE	7.170	Lunar	03/15/2024		4,450,000	16,135	(10)	16,125	124	0
Pay	28-Day MXN-TIIE	6.620	Lunar	03/19/2024		1,450,000	0	4,049	4,049	39	0
Pay	28-Day MXN-TIIE	6.670	Lunar	03/20/2024		1,600,000	0	4,586	4,586	44	0
Pay	28-Day MXN-TIIE	6.011	Lunar	04/01/2024		3,000,000	0	5,587	5,587	81	0
Receive	28-Day MXN-TIIE	4.720	Lunar	07/31/2024		2,460,000	0	445	445	0	(74)
Receive	28-Day MXN-TIIE	6.377	Lunar	09/05/2024		1,180,000	0	(3,017)	(3,017)	0	(39)
Pay	28-Day MXN-TIIE	6.660	Lunar	09/05/2024		700,000	0	2,122	2,122	23	0
Pay	28-Day MXN-TIIE	6.730	Lunar	09/05/2024		1,870,000	0	5,888	5,888	63	0
Receive	28-Day MXN-TIIE	4.715	Lunar	12/05/2024		555,000	0	186	186	0	(19)
Pay	28-Day MXN-TIIE	8.240	Lunar	02/10/2025		6,500,000	0	38,930	38,930	259	0
Receive	28-Day MXN-TIIE	6.388	Lunar	02/12/2025		1,070,000	0	(2,804)	(2,804)	0	(40)
Receive	28-Day MXN-TIIE	6.393	Lunar	02/12/2025		1,070,000	0	(2,813)	(2,813)	0	(40)
Receive	28-Day MXN-TIIE	6.395	Lunar	02/12/2025		1,075,000	0	(2,831)	(2,831)	0	(40)
Receive	28-Day MXN-TIIE	6.408	Lunar	02/12/2025		1,530,000	0	(4,064)	(4,064)	0	(57)
Receive	28-Day MXN-TIIE	6.623	Lunar	03/12/2025		1,750,000	0	(5,362)	(5,362)	0	(67)
Pay	28-Day MXN-TIIE	5.120	Lunar	05/06/2025		1,861,100	(125)	574	449	70	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/23/2025		628,900	0	336	336	24	0
Pay	28-Day MXN-TIIE	5.280	Lunar	05/30/2025		1,560,100	0	815	815	59	0
Pay	28-Day MXN-TIIE	5.160	Lunar	06/06/2025		1,604,600	0	480	480	61	0
Pay	28-Day MXN-TIIE	8.410	Lunar	02/05/2026		8,240,000	39,077	19,444	58,521	429	0
Pay	28-Day MXN-TIIE	8.375	Lunar	02/08/2027		20,000,000	0	152,614	152,614	1,198	0
Pay	28-Day MXN-TIIE	5.535	Lunar	05/04/2027		3,177,000	897	355	1,252	185	0
Receive	28-Day MXN-TIIE	7.984	Lunar	12/10/2027		1,364,100	(13)	(9,491)	(9,504)	0	(92)
Receive	28-Day MXN-TIIE	6.500	Lunar	12/21/2027		8,700,000	360	(25,322)	(24,962)	0	(579)
Receive	28-Day MXN-TIIE	7.990	Lunar	12/21/2027		25,700	0	(182)	(182)	0	(2)
Receive	28-Day MXN-TIIE	7.800	Lunar	12/28/2027		622,900	0	(4,054)	(4,054)	0	(43)
Receive	28-Day MXN-TIIE	7.910	Lunar	12/30/2027		31,300	0	(213)	(213)	0	(2)
Receive	28-Day MXN-TIIE	8.030	Lunar	01/31/2028		799,900	6	(5,735)	(5,729)	0	(56)
Receive	28-Day MXN-TIIE	8.050	Lunar	01/31/2028		606,400	154	(4,532)	(4,378)	0	(42)
Pay	28-Day MXN-TIIE	8.780	Lunar	01/30/2034		1,750,000	0	19,513	19,513	16	0
Receive	28-Day MXN-TIIE	7.380	Lunar	08/14/2037		64,600	255	(563)	(308)	0	(2)
Receive	28-Day MXN-TIIE	8.103	Lunar	01/04/2038		1,486,300	(13,284)	907	(12,377)	0	(38)

							$598,243	$1,215,359	$1,813,602	$119,776	$(12,463)

Total Swap Agreements							$606,554	$1,221,333	$1,827,887	$122,344	$(13,982)

30	See Accompanying Notes

September 30, 2020

(Unaudited)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(7)			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$48,868	$122,841	$171,709	$0	$(11,681)	$(13,982)	$(25,663)

(p)

Securities with an aggregate market value of $3,289,490 and cash of $38,265 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2020.

(1)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(6)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(7)	Unsettled variation margin asset of $497 for closed swap agreements is outstanding at period end.

(q)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
AZD	12/2020	$	116	HKD	900	$0	$0
BOA	10/2020	DKK	145,090	$	22,693	0	(156)
	10/2020	$	21,699	CAD	29,040	110	0
	10/2020		2,899	GBP	2,254	9	0
	10/2020		272,146	MXN	6,000,000	0	(1,391)
	10/2020		25,939	ZAR	482,896	2,802	0
	10/2020	ZAR	1,124,861	$	75,590	8,642	0
	11/2020	CAD	29,040		21,702	0	(110)
	11/2020	$	518	ZAR	9,640	54	0
	11/2020	ZAR	1,315,198	$	85,191	7,106	0
	12/2020	$	22,719	DKK	145,090	154	0
	02/2021	ZAR	1,216,261	$	77,784	6,179	0
	06/2021	MXN	3,000,000		130,028	0	(1,767)
BPS	10/2020	EUR	4,624,496		5,517,258	95,269	0
	10/2020	JPY	1,648,357		15,548	0	(81)
	10/2020	MXN	2,280,675		104,756	1,661	0
	10/2020	$	8,144	AUD	11,074	0	(212)
	10/2020		76,400	CLP	58,740,272	0	(1,561)
	10/2020		110,174	EUR	93,072	17	(1,069)
	10/2020		4,766	GBP	3,744	65	0
	10/2020		27,445	JPY	2,897,667	30	0
	10/2020		53,088	RUB	3,790,719	0	(4,358)
	11/2020	JPY	2,897,667	$	27,455	0	(30)
	11/2020	$	132,651	MXN	3,000,000	2,496	0
	11/2020	ZAR	2,607,003	$	166,768	12,063	0
	02/2021	$	103,260	MXN	2,280,675	0	(1,615)
BRC	10/2020	EUR	122,955	$	143,148	0	(1,010)
	10/2020	GBP	614,539		814,719	22,287	(537)
	10/2020	$	38,154	MXN	832,599	0	(582)
	11/2020		72,791	ZAR	1,248,070	1,308	0
BSH	10/2020	BRL	7,589,836	$	1,652,254	302,462	(1,699)
	10/2020	$	1,500,273	BRL	7,589,836	0	(148,782)
	01/2021	MXN	1,200,000	$	51,630	0	(1,921)
CBK	10/2020	BRL	3,756,379		728,200	62,286	(2,969)
	10/2020	CAD	9,168		6,972	87	0
	10/2020	DKK	50,259		7,893	0	(22)
	10/2020	GBP	39,840		52,429	1,021	0
	10/2020	MXN	3,120		141	0	0
	10/2020	PEN	185,551		52,313	824	0
	10/2020	$	667,900	BRL	3,756,379	1,974	(991)
	10/2020		50,416	CAD	67,449	239	0
	10/2020		8,195	DKK	54,119	328	0
	10/2020		143,631	MXN	3,300,000	5,541	0
	10/2020		52,545	PEN	185,551	0	(1,056)
	10/2020		2,109	RUB	151,584	0	(160)
	10/2020		26,668	ZAR	482,350	2,039	0
	11/2020	CAD	67,449	$	50,421	0	(238)
	11/2020	PEN	200,615		56,190	523	0
	11/2020	$	473,252	BRL	2,676,379	2,926	0
	11/2020		124,250	EUR	105,992	103	0
	11/2020		569,874	MXN	12,928,194	12,172	0
	11/2020		87,513	ZAR	1,527,935	3,176	0
	11/2020	ZAR	1,158,383	$	69,035	220	0
	12/2020	PEN	375,776		106,570	2,314	0
	12/2020	$	7,902	DKK	50,259	21	0
	12/2020		208,003	MXN	4,611,093	0	(1,079)
	01/2021	PEN	21,876	$	6,202	135	0

See Accompanying Notes	31

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	01/2021	ZAR	2,336,789	$	155,140	$17,473	$0
	02/2021	$	747	MXN	17,156	18	0
	03/2021	PEN	211,848	$	59,591	874	0
	03/2021	$	138	MXN	3,120	0	0
DUB	10/2020	BRL	333,077	$	59,949	639	0
	10/2020	PEN	111,680		31,457	466	0
	10/2020	$	59,049	BRL	333,077	261	0
	10/2020		31,195	PEN	111,680	0	(204)
	11/2020		59,903	BRL	333,077	0	(642)
	03/2021	PEN	111,679	$	31,139	188	0
FBF	12/2020	$	19,189	IDR	287,741,252	6	0
GLM	10/2020	NZD	255,879	$	172,225	2,948	0
	10/2020	$	3,026	CLP	2,318,673	0	(72)
	10/2020		63,316	GBP	49,268	257	0
	10/2020		20,510	MXN	478,767	1,146	(16)
	10/2020		245,044	RUB	17,544,210	0	(19,470)
	11/2020	GBP	2,172,927	$	2,787,955	0	(16,349)
	11/2020	$	59,714	RUB	4,425,382	0	(2,964)
	12/2020		3,937	DKK	25,020	7	0
HUS	10/2020	CAD	71,605	$	54,389	613	0
	10/2020	EUR	324,427		386,562	6,187	0
	10/2020	GBP	606,089		779,653	891	(3,305)
	10/2020	JPY	1,288,145		12,119	0	(95)
	10/2020	MXN	4,745,532		211,121	552	(3,919)
	10/2020	NZD	204,703		138,047	2,626	0
	10/2020	$	1,999	AUD	2,735	0	(40)
	10/2020		27,390	CLP	21,034,333	0	(591)
	10/2020		31,099	EUR	26,337	0	(220)
	10/2020		8,203	MXN	173,124	0	(391)
	10/2020		102,631	RUB	7,367,966	0	(7,893)
	11/2020	EUR	3,202,983	$	3,759,421	1,604	0
	11/2020	GBP	407,404		526,203	422	0
	11/2020	PEN	183,928		51,906	871	0
	11/2020	$	25,268	ZAR	487,051	3,626	0
	11/2020	ZAR	1,316,302	$	78,482	319	(33)
	01/2021	MXN	2,000,000		87,432	0	(1,820)
	03/2021	$	15,821	MXN	344,074	0	(540)
	05/2021	MXN	2,500,000	$	107,884	0	(2,216)
JPM	10/2020	BRL	1,089,836		253,657	59,594	0
	10/2020	CHF	152		168	3	0
	10/2020	GBP	616,498		819,363	23,865	0
	10/2020	MXN	1,524,508		67,023	0	(1,772)
	10/2020	$	193,209	BRL	1,089,836	853	0
	10/2020		3,804	DKK	25,066	143	0
	10/2020		1,506	GBP	1,183	21	0
	10/2020		124,941	MXN	2,927,586	7,397	0
	10/2020	ZAR	1,124,861	$	75,300	8,352	0
	11/2020		1,398,273		82,332	0	(733)
	12/2020	$	2,198	MXN	50,000	46	0
MYI	10/2020	AUD	11,179	$	8,044	37	0
	10/2020	CAD	38,299		29,034	271	0
	10/2020	GBP	661,528		875,526	22,271	(347)
	10/2020	JPY	1,594,795		15,039	0	(82)
	10/2020	$	6,852	AUD	9,596	63	(41)
	10/2020		16,882	DKK	111,631	698	0
	10/2020		13,666	JPY	1,440,429	0	(8)
	11/2020	AUD	6,474	$	4,575	0	(63)
	11/2020	GBP	600,000		772,868	0	(1,471)
	11/2020	JPY	1,440,429		13,671	9	0
	11/2020	NZD	840,371		553,645	0	(2,293)
	11/2020	$	1,530	SEK	13,255	0	(49)
NGF	12/2020		456,198	INR	34,304,502	6,660	0
RYL	10/2020		2,280	MXN	48,532	0	(90)
SCX	10/2020	BRL	1,000,000	$	177,283	0	(783)
	10/2020	GBP	2,774,191		3,695,646	115,972	0
	10/2020	NZD	670,624		450,889	7,237	0
	10/2020	$	5,756	AUD	8,120	59	0
	10/2020		178,118	BRL	1,000,000	0	(52)
	10/2020		1,673	CAD	2,187	0	(31)
	10/2020		14,940	EUR	12,554	0	(221)
	10/2020		672,752	GBP	523,424	2,648	0
	11/2020	AUD	8,120	$	5,757	0	(59)
	11/2020	GBP	1,057,631		1,359,689	0	(5,252)
	11/2020	NZD	328,386		216,055	0	(1,185)
	12/2020	$	809,710	IDR	12,054,225,074	447	(6,025)
	12/2020		424,324	INR	32,291,509	11,373	0
	02/2021	ZAR	2,121,130	$	135,854	11,146	0
SOG	10/2020	BRL	81,699		14,477	0	(71)
	10/2020	$	14,484	BRL	81,699	64	0
	10/2020		4,462	DKK	29,554	193	0
	11/2020		14,466	BRL	81,699	70	0
	11/2020		56,825	RUB	4,227,414	0	(2,614)
	11/2020	ZAR	1,089,507	$	64,477	0	(245)
SSB	10/2020	BRL	68,986		12,430	146	0
	10/2020	GBP	2,239,057		2,974,750	85,584	0
	10/2020	$	164,993	BRL	925,476	0	(197)
	10/2020		41,854	CAD	56,075	258	0
	10/2020		466,838	GBP	363,076	1,657	0
	10/2020		28,776	JPY	3,030,675	0	(40)
	10/2020		25,056	ZAR	482,814	3,680	0
	11/2020	CAD	56,075	$	41,859	0	(258)
	11/2020	GBP	1,626,326		2,086,099	0	(12,779)

32	See Accompanying Notes

September 30, 2020

(Unaudited)

						Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Asset	Liability
	11/2020	JPY	3,030,675	$	28,787	$40	$0
	11/2020	$	12,420	BRL	68,986	0	(146)
	11/2020		16,745	ZAR	307,298	1,484	0
	12/2020		7,561	CNH	53,291	261	0
TOR	10/2020	AUD	1,294	$	938	11	0
	10/2020	CAD	35,679		27,277	482	0
	10/2020	JPY	1,460,192		13,774	0	(71)
	10/2020	$	13,026	CLP	10,000,000	0	(285)
	10/2020		8,068	JPY	851,444	6	0
	11/2020	JPY	851,444	$	8,071	0	(6)
UAG	10/2020	AUD	40,983		29,601	247	0
	10/2020	JPY	2,228,726		20,973	0	(159)
	10/2020	NZD	37,550		25,278	437	0
	10/2020	$	15,449	AUD	21,931	259	0
	10/2020		2,829	MXN	59,614	0	(139)
	11/2020	AUD	21,931	$	15,451	0	(259)
	11/2020	EUR	1,736,785		2,035,708	0	(1,930)
	11/2020	GBP	1,314,807		1,696,015	993	(1,822)
	11/2020	$	82,096	RUB	6,111,208	0	(3,727)

Total Forward Foreign Currency Contracts						$975,674	$(279,481)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount(1)	Cost	Market Value
BOA	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.000%	06/13/2022	75,000	$7,800	$5,383
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.000	06/13/2022	75,000	7,800	9,321
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,314	3,389
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,314	6,278
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.025	06/20/2022	75,000	8,237	5,610
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.025	06/20/2022	75,000	8,238	9,070
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.035	06/24/2022	48,500	5,327	3,694
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.035	06/24/2022	48,500	5,327	5,811
MYC	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.975	06/15/2022	48,900	5,281	3,389
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.975	06/15/2022	48,900	5,281	6,278

Total Purchased Options							$63,919	$58,223

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount(1)	Premiums (Received)	Market Value
BOA	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000%	11/18/2020	224,200	$(381)	$(637)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	245,200	(167)	(60)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	361,000	(287)	(140)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	245,200	(356)	(665)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	361,000	(463)	(834)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.950	12/16/2020	133,300	(235)	(212)
BPS	Put - OTC CDX.HY-34 5-Year Index	Sell	100.000	11/18/2020	240,700	(1,657)	(2,191)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.950	11/18/2020	222,900	(267)	(757)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.150	11/18/2020	117,400	(88)	(202)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	01/20/2021	344,400	(965)	(2,050)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	124,000	(101)	(31)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.475	12/16/2020	199,000	(165)	(77)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	124,000	(176)	(336)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.850	12/16/2020	199,000	(266)	(460)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	150,900	(320)	(322)
BRC	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	01/20/2021	246,000	(566)	(486)
DUB	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	618,300	(510)	(152)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	618,300	(848)	(1,676)
FBF	Call - OTC CDX.IG-35 5-Year Index	Buy	0.450	12/16/2020	242,600	(267)	(149)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	242,600	(267)	(500)
	Put - OTC CDX.IG-35 5-Year Index	Sell	1.100	12/16/2020	246,000	(369)	(337)
	Call - OTC iTraxx Europe 33 5-Year Index	Buy	0.450	12/16/2020	249,800	(147)	(61)
	Put - OTC iTraxx Europe 33 5-Year Index	Sell	0.800	12/16/2020	249,800	(397)	(677)
GST	Put - OTC CDX.HY-35 5-Year Index	Sell	98.000	11/18/2020	45,900	(297)	(297)
	Put - OTC CDX.IG-34 5-Year Index	Sell	0.800	10/21/2020	107,700	(120)	(464)
	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	332,000	(670)	(1,386)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.800	12/16/2020	242,600	(364)	(644)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.900	12/16/2020	242,600	(388)	(500)
	Put - OTC iTraxx Europe 34 5-Year Index	Sell	0.850	12/16/2020	264,200	(488)	(563)
JPM	Put - OTC CDX.IG-34 5-Year Index	Sell	1.000	12/16/2020	111,500	(162)	(465)
MYC	Call - OTC CDX.IG-35 5-Year Index	Buy	0.500	11/18/2020	276,100	(221)	(266)
	Put - OTC CDX.IG-35 5-Year Index	Sell	0.950	12/16/2020	266,000	(481)	(490)

						$(12,456)	$(18,087)

See Accompanying Notes	33

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
BOA	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.565%	10/05/2020	500,000	$(1,100)	$(2)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.785	10/05/2020	500,000	(1,100)	(193)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.830	10/05/2020	250,000	(2,062)	0
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.170	10/05/2020	250,000	(2,063)	(1,067)
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.925	10/26/2020	250,000	(1,575)	(522)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.225	10/26/2020	250,000	(1,575)	(2,275)
FAR	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.875	10/08/2020	151,600	(1,440)	(9)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.215	10/08/2020	151,600	(1,440)	(581)
MYC	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.635	10/01/2020	245,000	(542)	0
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.855	10/01/2020	245,000	(542)	0
	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.515	12/10/2020	750,000	(4,331)	(2,254)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	0.915	12/10/2020	750,000	(4,331)	(3,746)
	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	0.945	12/29/2020	250,000	(6,438)	(5,113)
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.245	12/29/2020	250,000	(6,438)	(7,712)

							$(34,977)	$(23,474)

OPTIONS ON SECURITIES

Counterparty	Description		Strike Price	Expiration Date	Notional Amount (1)	Premiums (Received)	Market Value
FAR	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 11/01/2050	$	99.484	11/05/2020	29,000	$(213)	$(117)
	Put - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		99.219	12/07/2020	93,500	(687)	(670)
	Call - OTC Uniform Mortgage-Backed Security, TBA 1.500% due 12/01/2050		101.172	12/07/2020	144,000	(1,131)	(853)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.906	11/05/2020	133,000	(535)	(120)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		101.953	11/05/2020	133,000	(535)	(123)
JPM	Put - OTC Ginnie Mae, TBA 2.000% due 11/01/2050		102.156	11/12/2020	67,000	(283)	(84)
	Put - OTC Ginnie Mae, TBA 2.000% due 12/01/2050		102.188	12/14/2020	124,000	(697)	(557)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.367	01/14/2021	94,200	(412)	(911)
	Put - OTC Ginnie Mae, TBA 2.500% due 01/01/2050 «		103.594	01/14/2021	93,000	(360)	(359)
	Put - OTC Ginnie Mae, TBA 3.000% due 12/01/2050		104.000	12/14/2020	93,000	(232)	(163)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.555	10/07/2020	41,000	(186)	(1)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		101.602	10/07/2020	82,000	(295)	(2)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 10/01/2050		103.602	10/07/2020	82,000	(192)	(3)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		102.375	11/05/2020	71,000	(310)	(85)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 11/01/2050		103.375	11/05/2020	71,000	(200)	(147)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		101.938	12/07/2020	80,000	(300)	(327)
	Put - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		102.094	12/07/2020	32,000	(120)	(138)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		103.938	12/07/2020	80,000	(162)	(166)
	Call - OTC Uniform Mortgage-Backed Security, TBA 2.000% due 12/01/2050		104.094	12/07/2020	32,000	(60)	(55)

						$(6,910)	$(4,881)

Total Written Options						$(54,343)	$(46,442)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - BUY PROTECTION (2)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	HSBC Holdings PLC	(1.000)%	Quarterly	06/20/2024	1.026%	EUR 5,300	$72	$(68)	$4	$0
CBK	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026	20,000	169	(152)	17	0
GST	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026	10,000	90	(82)	8	0
JPM	HSBC Holdings PLC	(1.000)	Quarterly	06/20/2024	1.026	40,000	371	(338)	33	0

							$702	$(640)	$62	$0

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION (3)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.467%	$46,910	$(3,714)	$3,783	$69	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	21,600	(841)	966	125	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	11,600	(1,179)	1,170	0	(9)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	15,000	(825)	245	0	(580)
BPS	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	93,600	(1,733)	1,822	89	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	43,200	(699)	516	0	(183)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	3,500	(980)	976	0	(4)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.514	1,100	(169)	162	0	(7)
BRC	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	27,700	(7,297)	7,262	0	(35)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	10,700	(970)	527	0	(443)
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.190	87,800	443	1,174	1,617	0

34	See Accompanying Notes

September 30, 2020

(Unaudited)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Russia Government International Bond	1.000%	Quarterly	12/20/2020	0.467%	$63,750	$(5,055)	$5,149	$94	$0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	25,000	(923)	1,067	144	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	19,860	(2,138)	2,122	0	(16)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	77,200	(4,906)	4,748	0	(158)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	15,400	(1,086)	981	0	(105)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	15,200	(930)	342	0	(588)
CBK	Brazil Government International Bond	1.000	Quarterly	06/20/2023	1.723	7,600	(385)	240	0	(145)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	89,500	(1,546)	(2,713)	0	(4,259)
	Colombia Government International Bond	1.000	Quarterly	12/20/2022	0.742	63,400	(338)	720	382	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	14,900	(152)	94	0	(58)
	Colombia Government International Bond	1.000	Quarterly	12/20/2024	1.225	49,600	195	(645)	0	(450)
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	52,700	(852)	629	0	(223)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	18,390	(1,472)	1,499	27	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	26,300	(2,281)	2,260	0	(21)
	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399	300	1	2	3	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	11,100	(556)	127	0	(429)
	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849	3,600	(74)	1	0	(73)
DUB	Turkey Government International Bond	1.000	Quarterly	06/20/2021	3.849	8,200	(169)	4	0	(165)
GST	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	6,900	(222)	(37)	0	(259)
	Brazil Government International Bond	1.000	Quarterly	12/20/2024	2.180	87,700	(1,365)	(2,808)	0	(4,173)
	Colombia Government International Bond	1.000	Quarterly	12/20/2023	0.968	99,050	(1,483)	1,613	130	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2022	0.769	700	5	(1)	4	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2023	0.893	18,600	(164)	223	59	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	50,850	(949)	997	48	0
	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	43,000	(358)	(43)	0	(401)
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	30,407	(8,279)	8,240	0	(39)
	Petrobras Global Finance BV	1.000	Quarterly	12/20/2021	1.514	21,800	(3,761)	3,630	0	(131)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	4,900	(305)	102	0	(203)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	10,800	(821)	837	16	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.741	76,300	(1,669)	2,130	461	0
	Russia Government International Bond	1.000	Quarterly	12/20/2024	1.063	354,800	2,224	(3,050)	0	(826)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,400	(601)	582	0	(19)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	81,400	(4,529)	3,974	0	(555)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	15,800	(816)	38	0	(778)
HUS	Brazil Government International Bond	1.000	Quarterly	12/20/2023	1.872	14,500	(459)	65	0	(394)
	Brazil Government International Bond	1.000	Quarterly	06/20/2024	2.047	127,400	(3,727)	(1,050)	0	(4,777)
	Colombia Government International Bond	1.000	Quarterly	06/20/2022	0.666	9,285	(141)	197	56	0
	Colombia Government International Bond	1.000	Quarterly	06/20/2024	1.114	12,600	(36)	(13)	0	(49)
	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	140,750	(2,125)	2,258	133	0
	Petrobras Global Finance BV	1.000	Quarterly	06/20/2021	1.213	13,900	(4,157)	4,139	0	(18)
	Petroleos Mexicanos	1.000	Quarterly	12/20/2021	4.482	6,600	(605)	332	0	(273)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	26,370	(2,048)	2,087	39	0
	Russia Government International Bond	1.000	Quarterly	12/20/2022	0.741	13,100	(59)	138	79	0
	Russia Government International Bond	1.000	Quarterly	09/20/2024	1.028	14,861	(2,032)	2,020	0	(12)
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	26,700	(1,655)	1,600	0	(55)
JPM	Mexico Government International Bond	1.000	Quarterly	12/20/2023	0.979	148,400	(3,049)	3,189	140	0
	Mexico Government International Bond	1.000	Quarterly	06/20/2024	1.123	20,700	(335)	247	0	(88)

See Accompanying Notes	35

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

									Swap Agreements, at Value (6)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2020 (4)	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	Petrobras Global Finance BV	1.000%	Quarterly	12/20/2021	1.514%	$7,400	$(1,201)	$1,156	$0	$(45)
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	37,800	(4,481)	4,537	56	0
	Russia Government International Bond	1.000	Quarterly	12/20/2021	0.554	34,400	(1,340)	1,539	199	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	11,600	(819)	740	0	(79)
	South Africa Government International Bond	1.000	Quarterly	06/20/2023	2.470	154,200	(9,595)	3,635	0	(5,960)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	91,000	(5,032)	550	0	(4,482)
MYC	Mexico Government International Bond	1.000	Quarterly	12/20/2024	1.232	166,000	(864)	(685)	0	(1,549)
	Mexico Government International Bond	1.000	Quarterly	12/20/2025	1.494	110,500	(1,522)	(1,209)	0	(2,731)
	Pioneer Natural Resources Co.	1.000	Quarterly	12/20/2020	0.259	1,400	(150)	153	3	0
	Qatar Government International Bond	1.000	Quarterly	12/20/2022	0.190	13,000	62	177	239	0
	Russia Government International Bond	1.000	Quarterly	12/20/2020	0.467	9,100	(1,126)	1,139	13	0
	Russia Government International Bond	1.000	Quarterly	06/20/2023	0.829	424,900	(8,072)	10,167	2,095	0
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	7,600	(534)	482	0	(52)
	South Africa Government International Bond	1.000	Quarterly	12/20/2022	2.288	175,400	(3,681)	(1,204)	0	(4,885)
NGF	Saudi Arabia Government International Bond	1.000	Quarterly	06/20/2022	0.399	26,500	107	176	283	0
	South Africa Government International Bond	1.000	Quarterly	06/20/2021	1.321	9,700	(597)	577	0	(20)
	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	39,700	(2,847)	2,576	0	(271)
	South Africa Government International Bond	1.000	Quarterly	12/20/2023	2.596	23,400	(1,213)	60	0	(1,153)
UAG	South Africa Government International Bond	1.000	Quarterly	12/20/2021	1.581	800	(59)	54	0	(5)

							$(127,116)	$91,486	$6,603	$(42,233)

CREDIT DEFAULT SWAPS ON CREDIT INDICES-SELL PROTECTION(3)

								Swap Agreements, at Value (6)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount(5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
BOA	ABX.HE.AAA.7-1 Index	0.090%	Monthly	08/25/2037	$37,937	$(21,292)	$19,209	$0	$(2,083)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,473	(2,529)	1,918	0	(611)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	173,917	(4,847)	5,646	799	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	8,000	(19)	(9)	0	(28)
BRC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	5,954	(1,387)	832	0	(555)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	11,930	(6,740)	6,085	0	(655)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	11,515	(409)	462	53	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,400	(592)	528	0	(64)
	PRIMEX.ARM.2-AAA Index «	4.580	Monthly	12/25/2037	2,117	77	(46)	31	0
CBK	ABX.HE.AA.6-1 Index	0.320	Monthly	07/25/2045	12,566	(6,126)	5,062	0	(1,064)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	91,622	(51,561)	46,530	0	(5,031)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	46,059	(1,918)	2,130	212	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	50,000	(1,820)	2,239	419	0
DUB	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	16,702	(9,395)	8,478	0	(917)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	14,930	(8,440)	6,399	0	(2,041)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	62,000	(1,006)	1,409	403	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	146,466	(4,010)	4,683	673	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	190,924	(8,673)	10,099	1,426	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	595,300	(38,483)	43,468	4,985	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	10,000	(1,005)	1,085	80	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	10,000	(208)	173	0	(35)
FBF	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	24,819	(22,060)	15,487	0	(6,573)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	550	(436)	345	0	(91)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	112,261	(63,100)	56,936	0	(6,164)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	87,229	(48,062)	36,137	0	(11,925)
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	27,200	(190)	109	0	(81)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	258,767	(8,400)	9,589	1,189	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	198,562	(6,043)	7,526	1,483	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	168,800	(8,696)	10,110	1,414	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	62,300	(1,438)	1,937	499	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	20,000	(415)	346	0	(69)
GST	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	10,685	(2,305)	1,309	0	(996)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	57,860	(22,613)	19,436	0	(3,177)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	4,473	(1,561)	950	0	(611)
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	403,950	(4,819)	7,446	2,627	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	5,000	(8)	(7)	0	(15)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	227,903	(7,206)	8,253	1,047	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	115,766	(4,202)	5,067	865	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	66,000	(3,451)	4,004	553	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	196,700	(8,388)	9,963	1,575	0
	CMBX.NA.AS.9 Index	1.000	Monthly	09/17/2058	20,000	(1,505)	1,326	0	(179)
JPM	ABX.HE.AA.6-2 Index	0.170	Monthly	05/25/2046	833	(350)	129	0	(221)
	ABX.HE.AA.7-1 Index	0.150	Monthly	08/25/2037	150	(91)	66	0	(25)
	ABX.HE.AA.7-2 Index	1.920	Monthly	01/25/2038	150	(84)	28	0	(56)
JPS	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	319,300	(5,507)	7,583	2,076	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	99,880	(4,499)	5,245	746	0

36	See Accompanying Notes

September 30, 2020

(Unaudited)

								Swap Agreements, at Value(6)
Counterparty	Index/Tranches	Fixed Receive Rate	Payment Frequency	Maturity Date	Notional Amount (5)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
	CMBX.NA.AAA.8 Index	0.500%	Monthly	10/17/2057	$588,800	$(35,350)	$40,281	$4,931	$0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	300,000	(2,684)	5,086	2,402	0
MEI	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	8,430	(1,721)	935	0	(786)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	7,512	(303)	337	34	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	48,451	(2,548)	2,910	362	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	145,500	(9,443)	10,661	1,218	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	158,400	(12,402)	13,670	1,268	0
MYC	ABX.HE.AAA.6-2 Index	0.110	Monthly	05/25/2046	82,807	(10,558)	2,839	0	(7,719)
	ABX.HE.AAA.7-1 Index	0.090	Monthly	08/25/2037	19,088	(10,713)	9,665	0	(1,048)
	ABX.HE.AAA.7-2 Index	0.760	Monthly	01/25/2038	11,183	(6,324)	4,795	0	(1,529)
	CDX.HY-33 5-Year Index	5.000	Quarterly	12/20/2024	221,310	36,878	461	37,339	0
	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	81,300	(1,373)	1,902	529	0
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	163,048	(4,546)	5,295	749	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	92,341	(3,221)	3,911	690	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	64,900	(4,510)	5,053	543	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	9,000	(895)	967	72	0
	CMBX.NA.AS.6 Index	1.000	Monthly	05/11/2063	18,700	(682)	617	0	(65)
SAL	CMBX.NA.AAA.10 Index	0.500	Monthly	11/17/2059	259,500	(3,786)	5,473	1,687	0
	CMBX.NA.AAA.12 Index	0.500	Monthly	08/17/2061	98,300	(134)	(159)	0	(293)
	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	1,833	16	(8)	8	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	41,200	(2,256)	2,601	345	0
	CMBX.NA.AAA.9 Index	0.500	Monthly	09/17/2058	7,700	99	(37)	62	0
UAG	CMBX.NA.AAA.6 Index	0.500	Monthly	05/11/2063	52,967	(1,934)	2,177	243	0
	CMBX.NA.AAA.7 Index	0.500	Monthly	01/17/2047	18,268	(814)	950	136	0
	CMBX.NA.AAA.8 Index	0.500	Monthly	10/17/2057	52,000	(3,102)	3,537	435	0

						$(478,118)	$499,619	$76,208	$(54,707)

INTEREST RATE SWAPS

										Swap Agreements, at Value
Counterparty	Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability
AZD	Pay	3-Month CNY-CNREPOFIX	2.445%	Quarterly	06/17/2025	CNY	1,343,422	$0	$(1,728)	$0	$(1,728)
	Pay	3-Month CNY-CNREPOFIX	2.460	Quarterly	06/17/2025		344,000	0	(408)	0	(408)
	Pay	3-Month CNY-CNREPOFIX	2.530	Quarterly	06/17/2025		1,025,305	0	(744)	0	(744)
BRC	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	97,200	(138)	5,497	5,359	0
CBK	Pay	3-Month CNY-CNREPOFIX	2.845	Quarterly	01/23/2025	CNY	407,000	0	605	605	0
	Pay	3-Month CNY-CNREPOFIX	2.850	Quarterly	01/23/2025		406,400	0	617	617	0
GLM	Pay	3-Month USD-LIBOR	1.200	Semi-Annual	12/15/2030		$2,000,000	(400)	9,391	8,991	0
	Pay	6-Month AUD-BBR-BBSW	5.250	Semi-Annual	12/15/2021	AUD	145,800	(206)	8,244	8,038	0
MYC	Pay	3-Month USD-LIBOR	0.950	Semi-Annual	10/01/2030		$1,000,000	(1,500)	3,118	1,618	0
UAG	Pay	3-Month CNY-CNREPOFIX	2.833	Quarterly	01/23/2025	CNY	424,000	0	596	596	0
	Pay	6-Month AUD-BBR-BBSW	5.000	Semi-Annual	06/15/2022	AUD	128,000	(102)	9,028	8,926	0

								$(2,346)	$34,216	$34,750	$(2,880)

Total Swap Agreements								$(606,878)	$624,681	$117,623	$(99,820)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of September 30, 2020:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure (7)
AZD	$0	$0	$0	$0	$0	$0	$(2,880)	$(2,880)	$(2,880)	$2,389	$(491)
BOA	25,056	39,051	997	65,104	(3,424)	(3,810)	(3,311)	(10,545)	54,559	(55,511)	(952)
BPS	111,601	0	89	111,690	(8,926)	(6,426)	(194)	(15,546)	96,144	(92,553)	3,591
BRC	23,595	0	7,298	30,893	(2,129)	(486)	(2,619)	(5,234)	25,659	(28,400)	(2,741)
BSH	302,462	0	0	302,462	(152,402)	0	0	(152,402)	150,060	(150,638)	(578)
CBK	114,294	0	2,282	116,576	(6,515)	0	(11,753)	(18,268)	98,308	(82,939)	15,369
DUB	1,554	9,505	7,567	18,626	(846)	(4,625)	(3,158)	(8,629)	9,997	(20,779)	(10,782)
FAR	0	0	0	0	0	(2,473)	0	(2,473)	(2,473)	2,530	57
FBF	6	0	4,585	4,591	0	(1,724)	(24,903)	(26,627)	(22,036)	22,476	440
GLM	4,358	0	17,029	21,387	(38,871)	0	0	(38,871)	(17,484)	5,597	(11,887)
GST	0	0	7,393	7,393	0	(3,854)	(12,362)	(16,216)	(8,823)	9,524	701
HUS	17,711	0	307	18,018	(21,063)	0	(5,578)	(26,641)	(8,623)	4,355	(4,268)
JPM	100,274	0	428	100,702	(2,505)	(3,463)	(10,956)	(16,924)	83,778	(87,420)	(3,642)
JPS	0	0	10,155	10,155	0	0	0	0	10,155	(9,606)	549
MEI	0	0	2,882	2,882	0	0	(786)	(786)	2,096	(1,860)	236
MYC	0	9,667	43,890	53,557	0	(19,581)	(19,578)	(39,159)	14,398	(36,276)	(21,878)
MYI	23,349	0	0	23,349	(4,354)	0	0	(4,354)	18,995	(27,200)	(8,205)
NGF	6,660	0	283	6,943	0	0	(1,444)	(1,444)	5,499	(3,468)	2,031
RYL	0	0	0	0	(90)	0	0	(90)	(90)	0	(90)
SAL	0	0	2,102	2,102	0	0	(293)	(293)	1,809	(1,764)	45
SCX	148,882	0	0	148,882	(13,608)	0	0	(13,608)	135,274	(158,430)	(23,156)
SOG	327	0	0	327	(2,930)	0	0	(2,930)	(2,603)	2,996	393
SSB	93,110	0	0	93,110	(13,420)	0	0	(13,420)	79,690	(99,855)	(20,165)
TOR	499	0	0	499	(362)	0	0	(362)	137	(300)	(163)
UAG	1,936	0	10,336	12,272	(8,036)	0	(5)	(8,041)	4,231	(6,050)	(1,819)

Total Over the Counter	$975,674	$58,223	$117,623	$1,151,520	$(279,481)	$(46,442)	$(99,820)	$(425,743)

See Accompanying Notes	37

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

(r)

Securities with an aggregate market value of $49,867 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of September 30, 2020.

(1)	Notional Amount represents the number of contracts.
(2)

If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(6)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(7)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Netting Arrangements, in the Notes to Financial Statements for more information.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal and Other Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statement of Assets and Liabilities as of September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$48,868	$48,868
Swap Agreements	0	2,568	0	0	120,273	122,841

	$0	$2,568	$0	$0	$169,141	$171,709

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$975,674	$0	$975,674
Purchased Options	0	0	0	0	58,223	58,223
Swap Agreements	0	82,873	0	0	34,750	117,623

	$0	$82,873	$0	$975,674	$92,973	$1,151,520

	$0	$85,441	$0	$975,674	$262,114	$1,323,229,

Financial Derivative Instruments—Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$11,681	$11,681
Swap Agreements	0	1,519	0	0	12,463	13,982

	$0	$1,519	$0	$0	$24,144	$25,663

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$279,481	$0	$279,481
Written Options	0	18,087	0	0	28,355	46,442
Swap Agreements	0	96,940	0	0	2,880	99,820

	$0	$115,027	$0	$279,481	$31,235	$425,743

	$0	$116,546	$0	$279,481	$55,379	$451,406

The effect of Financial Derivative Instruments on the Consolidated Statement of Operations for the period ended September 30, 2020:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$56,646	$56,646
Swap Agreements	0	(318,253)	0	0	(2,147,638)	(2,465,891)

	$0	$(318,253)	$0	$0	$(2,090,992)	$(2,409,245)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(484,528)	$0	$(484,528)
Written Options	0	4,203	0	0	70,158	74,361
Swap Agreements	0	(234,954)	0	0	436,670	201,716

	$0	$(230,751)	$0	$(484,528)	$506,828	$(208,451)

	$0	$(549,004)	$0	$(484,528)	$(1,584,164)	$(2,617,696)

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$10,660	$10,660
Swap Agreements	0	403,327	0	0	2,546,996	2,950,323

	$0	$403,327	$0	$0	$2,557,656	$2,960,983

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$46,250	$0	$46,250
Purchased Options	0	0	0	0	(5,696)	(5,696)
Written Options	0	(6,159)	0	0	13,533	7,374
Swap Agreements	0	454,785	0	0	(378,246)	76,539

	$0	$448,626	$0	$46,250	$(370,409)	$124,467

	$0	$851,953	$0	$46,250	$2,187,247	$3,085,450

38	See Accompanying Notes

September 30, 2020

(Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of September 30, 2020 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,377,747	$1,596,059	$4,973,806
Corporate Bonds & Notes
Banking & Finance	0	15,196,668	57,181	15,253,849
Industrials	0	11,776,756	4,425	11,781,181
Utilities	0	5,236,446	0	5,236,446
Convertible Bonds & Notes
Utilities	0	450	0	450
Municipal Bonds & Notes
California	0	8,170	0	8,170
Illinois	0	79,818	0	79,818
Iowa	0	116	0	116
Puerto Rico	0	65,679	0	65,679
Texas	0	2,344	0	2,344
U.S. Government Agencies	0	61,227,518	0	61,227,518
U.S. Treasury Obligations	0	13,573,078	0	13,573,078
Non-Agency Mortgage-Backed Securities	0	35,506,379	587,313	36,093,692
Asset-Backed Securities	0	22,270,922	177,625	22,448,547
Sovereign Issues	0	10,338,621	0	10,338,621
Common Stocks
Communication Services	0	0	275	275
Energy	140	56	1,436	1,632
Industrials	5,578	0	1,087	6,665
Utilities	3,058	0	0	3,058
Warrants
Communication Services	0	0	130,433	130,433
Information Technology	0	0	69,819	69,819
Preferred Securities
Banking & Finance	2,899	635,686	0	638,585
Industrials	0	159,200	14,380	173,580
Utilities	0	0	1,114,584	1,114,584
Real Estate Investment Trusts
Real Estate	284,415	0	0	284,415
Short-Term Instruments
Repurchase Agreements	0	487,448	0	487,448
Short-Term Notes	0	4,996	0	4,996
Argentina Treasury Bills	0	297,104	0	297,104
Mexico Treasury Bills	0	252,716	0	252,716

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2020
South Africa Treasury Bills	$0	$437,518	$0	$437,518
U.S. Treasury Bills	0	19,342	0	19,342
	$296,090	$180,954,778	$3,754,617	$185,005,485

Investments in Affiliates, at Value
Common Stocks
Industrials	73,542	0	57,079	130,621
Short-Term Instruments
Central Funds Used for Cash Management Purposes	4,049,023	0	0	4,049,023
	$4,122,565	$0	$57,079	$4,179,644
Total Investments	$4,418,655	$180,954,778	$3,811,696	$189,185,129

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(6,122,462)	$0	$(6,122,462)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	48,868	122,344	0	171,212
Over the counter	0	1,151,489	31	1,151,520
	$48,868	$1,273,833	$31	$1,322,732

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(11,681)	(13,982)	0	(25,663)
Over the counter	(297)	(424,176)	(1,270)	(425,743)
	$(11,978)	$(438,158)	$(1,270)	$(451,406)
Total Financial Derivative Instruments	$36,890	$835,675	$(1,239)	$871,326

Totals	$4,455,545	$175,667,991	$3,810,457	$183,933,993

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2020:

Category and Subcategory	Beginning Balance at 03/31/2020	Net Purchases (1)	Net Sales/ Settlements (1)	Accrued Discounts/ (Premiums)	Realized Gain/ (Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (2)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2020	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2020 (2)
Investments in Securities, at Value
Loan Participations and Assignments	$2,338,665	$185,135	$(653,184)	$9,716	$(70,989)	$67,006	$2,830	$(283,120)	$1,596,059	$25,541
Corporate Bonds & Notes
Banking & Finance	54,249	0	(204)	0	0	3,136	0	0	57,181	3,157
Industrials	61,126	136	(14,725)	128	(16,713)	10,415	0	(35,942)	4,425	(198)
Non-Agency Mortgage-Backed Securities	2,496,097	574,491	(758,909)	569	0	18,252	0	(1,743,187)	587,313	(5,089)
Asset-Backed Securities	408,276	75,123	(5,181)	(109)	(7)	2,750	0	(303,227)	177,625	2,539
Common Stocks
Communication Services	248	0	0	0	0	27	0	0	275	27
Energy	833	0	(33)	0	0	636	0	0	1,436	618
Health Care	0	0	0	0	0	0	0	0	0	0
Industrials	1,232	0	0	0	0	(145)	0	0	1,087	(145)
Warrants
Communication Services	0	0	0	0	0	(3,670)	134,103	0	130,433	(3,670)
Industrials	112	0	0	0	0	(112)	0	0	0	(112)
Information Technology	0	44,078	0	0	0	25,741	0	0	69,819	25,741
Materials	0	0	0	0	0	0	0	0	0	0
Preferred Securities
Industrials	7,184	592	0	0	0	6,604	0	0	14,380	6,604
Utilities	0	1,114,426	0	0	0	158	0	0	1,114,584	158
Short-Term Instruments
Argentina Treasury Bills	2,080	51	(1,589)	15	(817)	260	0	0	0	0

	$5,370,102	$1,994,032	$(1,433,825)	$10,319	$(88,526)	$131,058	$136,933	$(2,365,476)	$3,754,617	$55,171

Investments in Affiliates - at Value
Common Stocks
Industrials	$153	$29,624	$0	$0	$0	$27,302	$0	$0	$57,079	$27,302

Financial Derivative Instruments - Assets
Over the counter	$261	$36	$(1,150)	$0	$(29)	$913	$0	$0	$31	$7

Financial Derivative Instruments - Liabilities
Over the counter	$0	$0	$(772)	$0	$0	$(498)	$0	$0	$(1,270)	$(498)

Totals	$5,370,516	$2,023,692	$(1,435,747)	$10,319	$(88,555)	$158,775	$136,933	$(2,365,476)	$3,810,457	$81,982

See Accompanying Notes	39

Consolidated Schedule of Investments PIMCO Income Fund (Cont.)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

				(% Unless Noted Otherwise)
Category and Subcategory	Ending Balance at 09/30/2020	Valuation Technique	Unobservable Inputs	Input Value(s)	Weighted Average
Investments in Securities, at Value
Loan Participations and Assignments	$285,208	Discounted Cash Flow	Discount Rate	5.564	—
	232,200	Market Based Approach	Recovery Value	100.000	—
	792,326	Other Valuation Techniques(3)	—	—	—
	210,353	Proxy Pricing	Base Price	96.681 - 100.750	98.840
	75,972	Third Party Vendor	Broker Quote	80.000 - 99.925	96.222
Corporate Bonds & Notes
Banking & Finance	57,181	Proxy Pricing	Base Price	116.842	—
Industrials	4,425	Proxy Pricing	Base Price	109.030	—
Non-Agency Mortgage-Backed Securities	29,752	Other Valuation Techniques(3)	—	—	—
	462,224	Proxy Pricing	Base Price	0.000 - 1,061.790	108.400
	41,481	Proxy Pricing	Base Price	$452,811.930	—
	53,856	Reference Instrument	Volatility	30.000	—
Asset-Backed Securities	42,010	Other Valuation Techniques(3)	—	—	—
	135,615	Proxy Pricing	Base Price	2.750 - 7,627.869	4,118.105
Common Stocks
Communication Services	275	Other Valuation Techniques(3)	—	—	—
Energy	1,436	Other Valuation Techniques(3)	—	—	—
Industrials	1,087	Other Valuation Techniques(3)	—	—	—
Warrants
Communication Services	130,433	Other Valuation Techniques(3)	—	—	—
Industrials	0	Other Valuation Techniques(3)	—	—	—
Information Technology	69,819	Discounted Cash Flow	Yield	13.640	—
Preferred Securities
Industrials	14,380	Fundamental Valuation	Company Equity Value	$627,426,093.000	—
Utilities	1,114,584	Reference Instrument	Broker Quote	$27.048	—
Investments in Affiliates - at Value
Common Stocks
Industrials	1	Other Valuation Techniques(3)	—	—	—
	57,078	Recent Transaction	Purchase Price	62.050	—
Financial Derivative Instruments - Assets
Over the counter	31	Other Valuation Techniques(3)	—	—	—
Financial Derivative Instruments - Liabilities
Over the counter	(911)	Indicative Market Quotation	Broker Quote	0.967	—
	(359)	Other Valuation Techniques(3)	—	—	—

Total	$3,810,457

(1)

Net Purchases and Settlements for Financial Derivative Instruments may include payments made or received upon entering into swap agreements to compensate for differences between the stated terms of the swap agreement and prevailing market conditions.

(2)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2020 may be due to an investment no longer held or categorized as Level 3 at period end.

(3)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

40	See Accompanying Notes

September 30, 2020

(Unaudited)

Glossary: (abbreviations that may be used in the preceding statements)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FAR	Wells Fargo Bank National Association	NGF	Nomura Global Financial Products, Inc.
BCY	Barclays Capital, Inc.	FBF	Credit Suisse International	NOM	Nomura Securities International Inc.
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	NXN	Natixis New York
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOS	BofA Securities, Inc.	GSC	Goldman Sachs & Co. LLC	RCY	Royal Bank of Canada
BPG	BNP Paribas Securities Corp.	GST	Goldman Sachs International	RYL	NatWest Markets Plc
BPS	BNP Paribas S.A.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BRC	Barclays Bank PLC	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BSH	Banco Santander S.A. - New York Branch	JML	JP Morgan Securities Plc	SGY	Societe Generale, NY
BSN	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPS	J.P. Morgan Securities LLC	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TDL	Toronto Dominion Bank London
CDC	Natixis Securities Americas LLC	MSB	Morgan Stanley Bank, N.A	TDM	TD Securities (USA) LLC
CIB	Canadian Imperial Bank of Commerce	MSC	Morgan Stanley & Co. LLC.	TOR	The Toronto-Dominion Bank
CSN	Credit Suisse AG (New York)	MYC	Morgan Stanley Capital Services LLC	UAG	UBS AG Stamford
DEU	Deutsche Bank Securities, Inc.	MYI	Morgan Stanley & Co. International PLC	UBS	UBS Securities LLC
DUB	Deutsche Bank AG

Currency Abbreviations:
ARS	Argentine Peso	DKK	Danish Krone	MXN	Mexican Peso
AUD	Australian Dollar	EUR	Euro	NZD	New Zealand Dollar
BRL	Brazilian Real	GBP	British Pound	PEN	Peruvian New Sol
CAD	Canadian Dollar	HKD	Hong Kong Dollar	RUB	Russian Ruble
CHF	Swiss Franc	IDR	Indonesian Rupiah	SEK	Swedish Krona
CLP	Chilean Peso	INR	Indian Rupee	USD (or $)	United States Dollar
CNH	Chinese Renminbi (Offshore)	JPY	Japanese Yen	ZAR	South African Rand
CNY	Chinese Renminbi (Mainland)

Exchange Abbreviations:
OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CDX.IG	Credit Derivatives Index - Investment Grade	LIBOR03M	3 Month USD-LIBOR
BADLARPP	Argentina Badlar Floating Rate Notes	CMBX	Commercial Mortgage-Backed Index	PRIME	Daily US Prime Rate
BP0003M	3 Month GBP-LIBOR	CNREPOFIX	China Fixing Repo Rates 7-Day	PrimeX.ARM	Prime Mortgage-Backed Securities Index - Adjustable Rate Mortgage
CDX.EM	Credit Derivatives Index - Emerging Markets	EUR003M	3 Month EUR Swap Rate	RUONIA	Ruble Overnight Index Average
CDX.HY	Credit Derivatives Index - High Yield	H15T1Y	1 Year US Treasury Yield Curve Constant Maturity Rate	US0003M	3 Month USD Swap Rate

Other Abbreviations:
ABS	Asset-Backed Security	CLO	Collateralized Loan Obligation	REMIC	Real Estate Mortgage Investment Conduit
ALT	Alternate Loan Trust	DAC	Designated Activity Company	RMBS	Residential Mortgage-Backed Security
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	JIBAR	Johannesburg Interbank Agreed Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
BTP	Buoni del Tesoro Poliennali “Long-term Treasury Bond”	Lunar	Monthly payment based on 28-day periods. One year consists of 13 periods.	TBD%	Interest rate to be determined when loan settles or at the time of funding
CDI	Brazil Interbank Deposit Rate	OAT	Obligations Assimilables du Trésor	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
CDO	Collateralized Debt Obligation	PIK	Payment-in-Kind

See Accompanying Notes	41

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)

The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) provide reasonable assurances that material information relating to the Registrant is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(a)(3)	Not applicable for open-end investment companies.

(a)(4)	There was no change in the registrant’s independent public accountant for the period covered by the report.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Funds

By:	/s/ Eric D. Johnson

Eric D. Johnson
President (Principal Executive Officer)

Date:	December 4, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Eric D. Johnson
Eric D. Johnson
President (Principal Executive Officer)

Date:	December 4, 2020

By:	/s/ Bradley Todd

Bradley Todd
Treasurer (Principal Financial & Accounting Officer)

Date:	December 4, 2020